UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/12

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2012.  The first report applies to 55 of the Registrant’s portfolios, the second report applies to 16 of the Registrant’s portfolios, the third report applies to 8 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock

John Hancock Variable Insurance Trust

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Annual Report
December 31, 2012

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	59

Summary Portfolio of Investments (See below for each Portfolio’s page #)	67

Statements of Assets and Liabilities	112

Statements of Operations	126

Statements of Changes in Net Assets	140

Financial Highlights	150

Notes to Financial Statements	171

Report of Independent Registered Public Accounting Firm	226

Special Shareholder Meeting	227

Trustees and Officers Information	229

For More Information	233

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
All Cap Core Trust	4	67
All Cap Value Trust	5	67
Alpha Opportunities Trust	6	68
American Asset Allocation Trust	7	69
American Global Growth Trust	8	70
American Global Small Capitalization Trust	9	70
American Growth Trust	10	70
American Growth-Income Trust	11	70
American High-Income Bond Trust	12	70
American International Trust	13	70
American New World Trust	14	71
Blue Chip Growth Trust	15	71
Capital Appreciation Trust	16	71
Capital Appreciation Value Trust	17	72
Core Allocation Plus Trust	18	74
Core Fundamental Holdings Trust	19	75
Core Global Diversification Trust	20	76
Disciplined Diversification Trust	21	76
Emerging Markets Value Trust	22	77
Equity-Income Trust	23	79
Financial Services Trust	24	80
Franklin Templeton Founding Allocation Trust	25	80
Fundamental All Cap Core Trust	26	80
Fundamental Holdings Trust	27	81
Fundamental Large Cap Value Trust	28	81
Fundamental Value Trust	29	82
Global Trust	30	83
Global Diversification Trust	31	84
Growth Equity Trust	32	84
Health Sciences Trust	33	85
Heritage Trust	34	86
International Core Trust	35	87
International Growth Stock Trust	36	89
International Small Company Trust	37	90
International Value Trust	38	91
Lifestyle Balanced PS Series	39	92
Lifestyle Conservative PS Series	40	93
Lifestyle Growth PS Series	41	93
Lifestyle Moderate PS Series	42	94
Mid Cap Stock Trust	43	94
Mid Cap Value Equity Trust	44	95
Mid Value Trust	45	96
Mutual Shares Trust	46	97
Natural Resources Trust	47	98
Real Estate Securities Trust	48	99
Science & Technology Trust	49	100
Small Cap Growth Trust	50	101
Small Cap Opportunities Trust	51	102
Small Cap Value Trust	52	103
Small Company Growth Trust	53	103
Small Company Value Trust	54	104
Smaller Company Growth Trust	55	105
U.S. Equity Trust	56	106
Utilities Trust	57	107
Value Trust	58	108

John Hancock Variable Insurance Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Variable Insurance Trust (the Trust), formerly John Hancock Trust. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Portfolio. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided portfolio manager commentary regarding each Portfolio’s performance during the year ended December 31, 2012. The views expressed are those of the portfolio managers as of December 31, 2012, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “MSCI European Australian Far East Free,” “EAFE” and “MSCI” are trademarks of MSCI. “Barclays’” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust

Subadviser: QS Investors, LLC
Portfolio Managers: Robert Wang, Russell Shtern

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes of those included in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	17.7
Financials	17.0
Health Care	12.9
Energy	11.1
Consumer Discretionary	10.4
Consumer Staples	10.4
Industrials	8.6
Telecommunication Services	4.1
Materials	3.2
Utilities	3.1
Short-Term Investments & Other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the All Cap Core Trust Series I returned +16.57%, ahead of the +16.42% return of the Russell 3000 Index.

Environment  >  Economic data were mixed to slightly better on balance, though nothing compelling enough to suggest the economy is shifting out of its modest growth mode. Housing showed signs of stabilizing, if not improving modestly. Households have improved their financial positions, while the retrenchment at state and local governments appears to be abating. These factors must be set against weaker data on capital spending, sluggish business confidence and policy uncertainty in Washington.

Strong performance contributors included the Finance sector represented by Regions Financial Corp. and Zions Bancorporation. Energy minerals companies Western Refining, Inc. and Marathon Petroleum Corp. also contributed positively. In addition, electronic technology companies Apple, Inc. and the technology services group’s Computer Sciences Corp. and Hewlett-Packard Company were gainers. While most sectors contributed, detractors from the strategy included the Consumer Discretionary sector, represented by Best Buy Co., Inc. and Radio Shack Corp. (both were later sold). Industrial Transportation company Southwest Airlines Company also detracted from overall performance.

This Trust uses a quantitative investment process to identify potential holdings. For the year, the quantitative factors contributed towards positive returns through the Growth (sales and earnings growth), Quality (cash flow) and Sentiment (momentum) styles. The Dynamic (higher volatility), Stability (lower volatility) and Valuation (relative price) styles detracted from performance. From 12 months ago, exposure has increased for the Growth and Quality Factors as well as Sentiment. There is a lower weighting in the Dynamic and Stability Factors and Valuation (relative price) compared to a year ago.

We believe inflation is likely to remain low. Economic challenges in Europe and slowing growth in emerging market countries may reinforce the hesitancy of U.S. firms to expand, as evidenced by weakening new orders for capital goods. The climb back may be long and could include a hit to the level of potential output and slightly higher unemployment. The pace of recovery could pick up, though it will likely remain well below the rates typical of past recoveries.

To a limited extent, we may use futures derivatives to manage the strategy. The primary reason is to gain exposure to U.S. equities in order to keep the fund as fully invested as possible. Typically, the subadviser will implement the futures by using S&P 500 e-minis trading on the Chicago Mercantile Exchange (CME) and Globex, and the Russell Indexes trading on the NY futures (ICE) Exchange.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	16.57%	0.52%	7.27%	2.61%	101.77%
All Cap Core Trust Series II	16.38%	0.32%	7.05%	1.60%	97.70%
All Cap Core Trust Series NAV[2]	16.62%	0.56%	7.32%	2.85%	102.59%
Russell 3000 Index[3,4]	16.42%	2.04%	7.68%	10.65%	109.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

All Cap Value Trust

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Deepak Khanna

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.4
Health Care	18.9
Energy	11.9
Consumer Discretionary	11.8
Information Technology	9.5
Industrials	5.6
Consumer Staples	5.5
Materials	4.4
Utilities	3.3
Telecommunication Services	2.8
Short-Term Investments & Other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the All Cap Value Trust Series I returned +10.95%, underperforming the +17.55% return of the Russell 3000 Value Index.

Environment  >  The volatile, macro-dominated environment that prevailed during the year was not favorable to our value-oriented, bottom-up, fundamental approach. The second quarter’s risk-off environment, in particular, contributed most to underperformance, given the Trust’s cyclical positioning during the period.

The portfolio’s stock selection within the Financials and Industrials sectors detracted from relative performance. Within Financials, our underweight position in Bank of America Corp. detracted from relative performance, as the stock was a top performer in 2012. Shares of the stock rallied off of a low valuation as the company improved capital ratios and cut expenses. In addition, shares of PNC Financial Services Group Inc., a diversified financial services company, lagged the market as a result of lower-than-expected third quarter returns due to a decline in the company’s net interest margin and higher operating costs. Within Industrials, shares of CSX Corp., a supplier of rail freight transportation, fell as fourth-quarter earnings estimates were reduced due to weakening coal demand and the negative impact of Hurricane Sandy. Stock selection within the Consumer Discretionary sector also hurt relative performance. Shares of Darden Restaurants, Inc., the owner of several full-service restaurant chains (including Red Lobster, Olive Garden, LongHorn Steakhouse and The Capital Grille), dropped after the company reported weaker-than-expected same-store sales. The company has failed to gain traction from recent promotional offers.

Contributing to the Trust’s relative performance was stock selection in the Health Care and Materials sectors. Within Health Care, shares of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, rallied after the Food and Drug Administration approved and the company launched Kyprolis, a drug for multiple myeloma. In addition, shares of Thermo Fisher Scientific, Inc., a provider of medical equipment, benefited from strong organic growth in all regions, and the company’s announcement of its first quarterly cash dividend payment. Within Materials, shares of PPG Industries, Inc., a manufacturer of protective and decorative paints and coatings, rose after the company announced its acquisition of AkzoNobel’s North American paints unit, which is expected to increase PPG Industries’ presence in the paint market. These positive factors were not enough to offset the detractors.

We continue to execute a time-tested, bottom-up investment process based on valuation analysis and independent fundamental research. The Health Care sector is the largest overweight, with emphasis on health care service companies that we expect to benefit from an increase in volumes related to the implementation of the Patient Protection and Affordable Care Act. We increased our exposure to the Financials sector, although we remain underweight. We are focused on commercial banks that we expect to benefit from increased mortgage volumes as the housing recovery accelerates. The Industrials sector is also underweight as we decreased our exposure to railroads and firms with international exposure.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
All Cap Value Trust Series I	10.95%	2.55%	9.01%	13.43%	136.98%
All Cap Value Trust Series II	10.62%	2.33%	8.80%	12.19%	132.37%
All Cap Value Trust Series NAV[2]	10.92%	2.57%	9.07%	13.53%	138.27%
Russell 3000 Value Index[3,4]	17.55%	0.83%	7.54%	4.20%	106.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indexes.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Alpha Opportunities Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent M. Stahl, Gregg R. Thomas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts), index-related securities (including exchange-traded funds (ETFs)), real estate investment structures (including REITs), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The Trust may invest options in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The Trust may invest up to 35% of its total assets in the securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	18.2
Financials	15.5
Information Technology	15.1
Health Care	13.2
Industrials	12.9
Energy	10.8
Materials	6.5
Consumer Staples	4.1
Utilities	0.7
Telecommunication Services	0.5
Short-Term Investments & Other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Alpha Opportunities Trust Series NAV returned +21.38%, outperforming the +16.42% return of the Russell 3000 Index.

Environment  >  U.S. equities moved higher during the period, in part due to a strengthening housing market and central bank interventions around the globe. Europe continued to grapple with economic and structural challenges. However, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereign bond issuers, including direct, open-market purchases of government bonds. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue, and economic malaise in Europe, investors bid up risk assets amid signs of recovery in China and indications that the housing market could bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan would succeed, essentially reducing the risks in Europe. All 10 sectors of the Russell 3000 Index posted annual gains. The Financials, Consumer Discretionary and Health Care sectors posted the strongest gains, while Utilities and Energy lagged the broader index.

The Trust’s outperformance during the year was primarily due to strong stock selection, particularly in the Consumer Discretionary, Financials and Information Technology sectors. An overweight to Consumer Discretionary and an underweight to Utilities also added to relative results. Top relative contributors included U.S.-based homebuilder PulteGroup, Inc., pharmacy benefit management company Catamaran Corp. and global interconnection and data center company Equinix, Inc..

Weak stock selection in the Energy sector detracted from relative results. A residual cash position in a rising equity market along with an underweight to Financials also hurt. Top relative detractors included U.S.-based money transfer company Western Union Company, U.S.-based rare earth oxide producer Molycorp Inc., and UK-based integrated global natural gas company BG Group PLC.

At period end, the Trust was most overweight the Consumer Discretionary and Materials sectors. The Consumer Staples sector was the Trust’s largest underweight. During the period, the Trust’s relative exposure to the Financials and Energy sectors increased, while relative exposure to the Consumer Discretionary and Consumer Staples sectors decreased.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Alpha Opportunities Trust Series I2	21.33%	—	—	11.46%	—	—	58.36%
Alpha Opportunities Trust Series NAV (began 10/7/08)	21.38%	—	—	11.53%	—	—	58.76%
Russell 3000 Index[3,4]	16.42%	—	—	10.33%	—	—	51.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, James R. Mulally, Jeffrey Lager, Eugene Stein, David A. Daigle

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The Trust invests all of its assets in Class 1 shares of its master fund, the Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds”.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Financials	11.3
Consumer Discretionary	11.0
Health Care	10.2
Energy	9.0
Information Technology	8.6
Industrials	7.4
Materials	5.3
Consumer Staples	5.0
Utilities	2.5
Telecommunication Services	1.3
Short-Term Investments & Other	28.4

**	The weightings represent the holdings of the American Asset Allocation Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American Asset Allocation Trust Series II returned +15.49%, outperforming the +11.31% return of the Combined Index.

Environment  >  After a strong start to the year, U.S. stocks faltered in April and May before a midyear rally that continued until October, when investors lost patience with the fiscal cliff negotiations.

Holdings in eight of the portfolio’s 10 industry sectors recorded double-digit gains for the year. Better U.S. housing data, stronger auto sales and rising consumer confidence lifted stocks in the Consumer Discretionary sector, which had the portfolio’s best returns. Media, specialty retail and auto companies were the sector’s major contributors. The Financials sector also provided strong results, while the portfolio’s second-smallest sector, Utilities, was the weakest.

Our holdings outside the U.S. were generally positive; the Netherlands, South Korea, France and South Africa had the most impact.

During 2012, the portfolio continued to emphasize investments in stocks, which accounted for 71.6% of net assets at December 31, down from 74.8% a year earlier.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	15.76%	2.58%	7.25%	13.60%	101.27%
American Asset Allocation Trust Series II3	15.49%	2.43%	6.82%	12.74%	93.40%
American Asset Allocation Trust Series III[4]	16.16%	3.03%	7.48%	16.09%	105.69%
S&P 500 Index[5,8]	16.00%	1.66%	7.10%	8.59%	98.58%
Barclays U.S. Aggregate Bond Index[6,8]	4.22%	5.95%	5.18%	33.49%	65.75%
Combined Index[7,8]	11.31%	3.81%	6.62%	20.56%	89.90%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the Asset Allocation Fund is August 1, 1989.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

7	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Growth Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Steve T. Watson, Paul A. White, Martin Jacobs

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide long-term growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Global Growth FundSM, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth. The Global Growth Fund may invest a portion of its assets in common stocks and other securities of companies in countries in emerging market countries and expects to be invested in numerous countries around the world.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Consumer Discretionary	22.1
Financials	15.9
Health Care	13.1
Information Technology	11.7
Consumer Staples	11.0
Industrials	7.5
Energy	6.2
Materials	4.6
Telecommunication Services	1.4
Utilities	0.7
Short-Term Investments & Other	5.8

**	The weightings represent the holdings of the American Global Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American Global Growth Trust Series II returned +22.00%, outperforming the +16.54% return of the MSCI World Index.

Environment  >  Investors set aside concerns about the ongoing problems in Europe, slowing growth in China, the U.S. fiscal cliff and political transitions to lift most major markets to significant gains in 2012. The portfolio’s best results on an absolute basis came from holdings in the Financials sector, particularly insurance and diversified financial services companies. Consumer Discretionary holdings benefited from growing consumer confidence and an improved housing market, while beverage companies in the Consumer Staples sector also did well. In Health Care, holdings in biotechnology and pharmaceutical companies were strong.

An excess supply of oil and raw materials drove down prices, hurting some of the portfolio’s holdings in the Energy sector.

While the global outlook remains uncertain, we continue to find attractive investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	22.13%	1.35%	10.06%	6.91%	160.86%
American Global Growth Trust Series II3	22.00%	1.28%	9.67%	6.56%	151.74%
American Global Growth Trust Series III[4]	22.49%	1.85%	10.34%	9.61%	167.45%
MSCI World Index[5,7]	16.54%	–0.60%	8.08%	–2.96%	117.57%
Lipper Global Fund Index[6,7]	16.07%	–1.00%	7.67%	–4.91%	109.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

4	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

6	Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Small Capitalization Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: J. Blair Frank, Mark E. Denning, Harold H. La, Kristian Stromsoe

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide long-term growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization FundSM, a series of American Funds Insurance Series. Under normal circumstances, the Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. Normally, the Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Consumer Discretionary	23.0
Industrials	13.8
Health Care	11.9
Information Technology	11.5
Energy	8.6
Financials	7.0
Consumer Staples	6.0
Materials	5.6
Utilities	3.6
Telecommunication Services	0.7
U.S. Corporate Bonds	0.2
Short-Term Investments & Other	8.1

**	The weightings represent the holdings of the American Global Small Capitalization Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American Global Small Capitalization Trust Series II returned 17.49%, underperforming the +18.63% return of the MSCI AC World Index — Small Cap.

Environment  >  Despite the troubling macroeconomic news, the portfolio continued to focus on companies and their fundamentals and growth prospects.

Holdings of companies in the Materials sector detracted from results, as did net assets held in cash in a broadly positive year for equities. On a country basis, holdings domiciled in Australia and the United Kingdom created a drag on results, while holdings of companies based in Hong Kong and the Philippines were additive.

Strong stock selection among Consumer Discretionary holdings benefited the Trust the most, highlighted by the rise in stock price of two Hong Kong-domiciled companies that operate hotels and casinos in Macau, China, and by Lions Gate Entertainment. Other holdings that aided the portfolio for the year were Consumer Staples, Information Technology, Utilities and Industrials companies.

As macroeconomic worries persist and as we enter a potential slow-growth environment, the portfolio will continue to seek out companies with superior products that can prosper in every economic environment.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American Global Small Cap Trust Series I2	17.72%	–3.06%	11.68%	–14.39%	201.76%
American Global Small Cap Trust Series II3	17.49%	–3.13%	11.28%	–14.70%	191.16%
American Global Small Cap Trust Series III[4]	18.17%	–2.56%	11.96%	–12.17%	209.56%
S&P/Citigroup Global ex U.S. <$2 Billion Index[5,7]	18.22%	–0.42%	13.63%	–2.08%	258.76%
MSCI AC World Index – Small Cap[6,7]	18.63%	2.76%	12.51%	14.57%	224.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Small Capitalization Fund a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. The performance of the Class 1 shares of the Global Small Capitalization Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Small Capitalization Trust. The Class 1 shares of the Global Small Capitalization Fund were first issued on April 30, 1998.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Small Capitalization Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

6	MSCI AC World Index – Small Cap (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index designed to measure equity performance in global developed and emerging markets that are categorized as small cap stocks.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Donnalisa Parks Barnum, Ronald B. Morrow, Michael T. Kerr, Gregg E. Ireland, Gregory D. Johnson

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Growth FundSM, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Consumer Discretionary	20.6
Financials	16.7
Information Technology	13.7
Health Care	13.2
Energy	10.6
Industrials	7.5
Materials	7.4
Consumer Staples	4.0
Telecommunication Services	1.6
Utilities	0.2
Short-Term Investments & Other	4.5

**	The weightings represent the holdings of the American Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American Growth Trust Series II returned +17.23%, outperforming the +16.00% return of the S&P 500 Index.

Environment  >  After a strong start to the year, stocks faltered in April and May amid renewed concerns about the debt crisis in Europe and weaker economic data in the U.S. and China. A mid-year rally resulted in substantial gains for most markets in the second half of 2012, though the U.S. was weak in the fourth quarter.

The Health Care sector continued to be one of the main contributors to the portfolio’s results, with several biotechnology companies recording strong gains. Increasing consumer confidence helped lift companies in the Consumer Discretionary sector, including several of the portfolio’s largest holdings. Information Technology and Financial holdings also contributed to results.

The Trust’s weakest sectors were Materials and Energy, which have experienced lower demand in recent months as economic growth has stalled in China and other key economies.

Outside the U.S., the portfolio’s best results again came from holdings in Spain, India and the Netherlands. Holdings in Brazil and South Africa declined.

As global uncertainty persists, we continue to search for companies with good valuations and accelerating growth prospects.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I2	17.49%	0.53%	8.36%	2.67%	123.26%
American Growth Trust Series II3	17.23%	0.38%	8.20%	1.89%	119.85%
American Growth Trust Series III[4]	17.89%	0.97%	8.53%	4.94%	126.82%
S&P 500 Index[5,6]	16.00%	1.66%	7.10%	8.59%	98.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests. The performance of the Class 1 shares of the Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth Trust. The Class 1 shares of the Growth Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth-Income Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Claudia P. Huntington, Donald D. O’Neal, Dylan J. Yolles, J. Blair Frank, William L. Robbins

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide growth of capital and income. The Trust invests all of its assets in Class 1 shares of its master fund, the Growth-Income FundSM, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Consumer Discretionary	14.6
Information Technology	14.5
Health Care	14.4
Industrials	10.5
Energy	10.3
Financials	6.9
Consumer Staples	6.6
Materials	6.2
Telecommunication Services	4.3
Utilities	0.9
Short-Term Investments & Other	10.8

**	The weightings represent the holdings of the American Growth-Income Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American Growth-Income Trust Series II returned +16.94%, outperforming the +16.00% return of the S&P 500 Index.

Environment  >  Growing consumer confidence and an improved housing market in the United States helped companies in the Consumer Discretionary sector, which had the portfolio’s best returns. Stock selection was a key factor, with holdings in the media industry, particularly two cable TV companies, having the most impact.

Good stock selection also helped in other sectors, including Health Care — where several of the portfolio’s investments in U.S. biotechnology companies were up more than 30% — along with Telecommunication Services and Information Technology.

The Trust’s weakest sector was Energy, where companies were hurt by falling oil prices and lower demand. A relatively low weighting in Financial companies also held back results. Because of ongoing macro concerns, the portfolio held a sizable portion of assets in cash. This cautionary measure helped our results when stocks declined in the second quarter, but proved a drag on the full-year return.

While problems in Europe, China and the United States persist, there have recently been encouraging developments. We remain confident that the portfolio’s holdings can prosper over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I2	17.15%	0.63%	6.61%	3.17%	89.66%
American Growth-Income Trust Series II3	16.94%	0.47%	6.45%	2.37%	86.77%
American Growth-Income Trust Series III[4]	17.51%	1.19%	6.85%	6.09%	93.89%
S&P 500 Index[5,6]	16.00%	1.66%	7.10%	8.59%	98.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests. The performance of the Class 1 shares of the Growth-Income Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth-Income Trust. The Class 1 shares of the Growth-Income Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American High-Income Bond Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: David C. Barclay, Marcus B. Linden, David A. Daigle

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide a high level of current income and, secondarily, capital appreciation. The Trust invests all of its assets in Class 1 shares of its master fund, the High-Income Bond FundSM, a series of American Funds Insurance Series. The High-Income Bond Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by a nationally recognized statistical rating organization or unrated but determined by the master fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The Trust may also invest a portion of its assets in securities of issuers domiciled outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Fixed-Income Portfolio Summary**	% of Total
Corporate Bonds & Notes	91.1
Non-U.S. Government	1.2
Common Stocks & Warrants	0.4
Preferred Securities	0.2
U.S. Treasuries	0.2
Convertible Securities	0.1
Mortgage-Backed Obligations	0.1
Short-Term Investments & Other	6.7

**	The weightings represent the holdings of the American High-Income Bond Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American High-Income Bond Trust Series II returned +12.98%, underperforming the +15.59% return of the Bank of America Merrill Lynch U.S. High Yield Master II Index.

Environment  >  Absolute returns were strong in high-yield markets due to the continuing search for yield by fixed-income investors. The low-growth environment was beneficial for high-yield holdings, as interest rates remain low.

Corporate bonds in electric utilities, paper & forest products, and aerospace & defense detracted from results. Also creating a drag on results was the portfolio’s more conservatively allocated portfolio — as indicated by a higher percentage of investment-grade holdings with lower returns than its benchmark. The portfolio was buoyed most by corporate bond holdings in wireless telecommunication services, building products, IT services, media, commercial banks, diversified telecommunication services, health care equipment & supplies, and hotels, restaurants & leisure.

Looking forward, we are mindful of the risk of an increase in interest rates but do not expect a sharp rise in the short term. Bond markets will react to the economy improving, but all of this may be in a slow-growth environment. Yields, interest rates and spreads will likely remain low, possibly leading to modest returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American High Income Bond Trust Series I2	13.12%	6.60%	8.45%	37.65%	125.01%
American High Income Bond Trust Series II3	12.98%	6.53%	8.06%	37.21%	117.16%
American High Income Bond Trust Series III[4]	13.54%	7.08%	8.69%	40.77%	130.11%
BofA Merrill Lynch U.S. High Yield Master II Index[5,6]	15.59%	10.01%	10.39%	61.14%	168.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests. The performance of the Class 1 shares of the High-Income Bond Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American High-Income Bond Trust. The Class 1 shares of the High-Income Bond Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American High-Income Bond Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American International Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Sung Lee, Jesper Lyckeus, Christopher M. Thomsen, L. Alfonso Barroso

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide long-term growth of capital. The Trust invests all of its assets in Class 1 shares of its master fund, the International FundSM, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States including in emerging and developing countries, that the adviser believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Consumer Discretionary	16.2
Financials	14.7
Health Care	13.6
Industrials	12.2
Information Technology	10.6
Consumer Staples	8.3
Telecommunication Services	6.6
Materials	5.8
Energy	5.2
Utilities	2.8
Short-Term Investments & Other	4.0

**	The weightings represent the holdings of the American International Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American International Trust Series II returned +17.26%, underperforming the +17.90% return of the MSCI EAFE Index.

Environment  >  Despite the challenging year in which Europe faced possible long-term stagnation, China recorded slower gross domestic product (GDP) growth, the United States had stubbornly high unemployment rates and Japan fell deeper into recession, global stock markets still managed strong gains.

The portfolio’s cash holdings and lower concentration of financial stocks were detractors. Companies based in Germany, such as Bayer, AG, Bayerische Motrenwerke AG and DAIMLER AG, continued their strong results. As well, some European industrial companies, including Assa Abloy, AB and Bureau Veritas SA, contributed to the portfolio’s returns. Mindray, a China-based medical equipment manufacturer, also buoyed results.

The macroeconomic outlook is somewhat brighter than a year ago, given the signs of recovery and less political uncertainty now that elections in the United States, China and France are decided. It is possible, however, that some of this positive sentiment may be reflected in the recent strong equity returns. No matter the macroeconomic backdrop, the portfolio will continue to seek well-managed companies at attractive valuations.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American International Trust Series I2	17.49%	–2.44%	9.25%	–11.60%	142.27%
American International Trust Series II3	17.26%	–2.58%	9.09%	–12.26%	138.61%
American International Trust Series III[4]	17.94%	–2.02%	9.42%	–9.69%	146.00%
MSCI EAFE Index[5,6]	17.90%	–3.21%	8.70%	–15.07%	130.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests. The performance of the Class 1 shares of the International Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American International Trust. The Class 1 shares of the International Fund were first issued on May 1, 1990.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American New World Trust

Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Carl M. Kawaja, Robert Neithart, Nicholas Grace

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide long-term capital appreciation. The Trust invests all of its assets in Class 1 shares of its master fund, the New World Fund®, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting**	% of Total
Consumer Discretionary	14.0
Consumer Staples	14.0
Financials	10.8
Health Care	9.4
Energy	8.8
Information Technology	7.2
Industrials	7.0
Telecommunication Services	5.2
Materials	5.1
Utilities	1.0
Short-Term Investments & Other	17.5

**	The weightings represent the holdings of the American New World Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the American New World Trust Series II returned +17.12%, outperforming the +16.80% return of the MSCI AC World Index.

Environment  >  In the first half of the year, investors focused on macroeconomic issues, such as the potential “hard landing” in China and the European debt crisis. However, as the year progressed and markets realized these issues were not as detrimental as predicted, stocks generally did quite well.

Strong stock selection of Consumer Staples companies boosted fund results for the year — highlighted by Russia-based retailer Magnit JSC, and Shoprite Holdings, Ltd., a South African supermarket retailer. Industrials, Utilities and Health Care companies also aided the Trust’s returns — the latter led by Amil Partiçipaces SA, a Brazil-based health care services company, and by Novo Nordisk, AS of Denmark. On a relative basis, Information Technology holdings lagged. Holdings of companies domiciled in South Africa, Russia and Japan benefited the portfolio. Net assets held in cash detracted from our results.

Moving forward, we will continue to make sure that we are still very comfortable with the fundamentals of the stocks we select, we understand their competitive dynamic and we believe these companies are the ones the portfolio should be holding for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I2	17.37%	0.15%	13.50%	0.77%	254.90%
American New World Trust Series II3	17.12%	0.05%	13.08%	0.24%	241.86%
American New World Trust Series III[4]	17.71%	0.62%	13.77%	3.15%	263.29%
MSCI AC World Index[5,6]	16.80%	–0.61%	8.66%	–3.02%	129.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is May 6, 2009. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the New World Fund, a series of American Fund Insurance Series and the master fund in which the American New World Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to May 6, 2009 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted index that is designed to measure equity performance in global developed and emerging markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Blue Chip Growth Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  To provide long-term growth of capital with current income as a second objective. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	32.5
Consumer Discretionary	22.8
Industrials	13.3
Health Care	11.3
Financials	6.2
Materials	4.7
Energy	4.7
Telecommunication Services	2.4
Consumer Staples	1.6
Short-Term Investments & Other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Blue Chip Growth Trust Series I returned +18.36%, outperforming the +16.00% return of the S&P 500 Index.

Environment  >  The portfolio posted double-digit gains in 2012, outpacing the benchmark S&P 500 Index. Overall, stock selection and sector weighting combined for relative outperformance. The Information Technology, Consumer Staples, Utilities and Energy sectors were the leading relative outperformers. Financials and Consumer Discretionary were the primary detractors.

Information Technology was by far the leading outperformer, powered by stock selection. Shares of Apple, Inc. rose sharply on strong demand for its products. The company saw robust sales of its new iPad Mini, and recently began selling the iPhone in China.

Consumer Staples outperformed due to significant underweighting against the benchmark of this relatively weak sector, as investors favored cyclicals over defensive stocks such as these. Stock selection was also positive.

Energy outperformed as beneficial underweighting of a weak benchmark sector offset negative stock selection. The Trust’s underweight to Energy during the first half of the year helped relative performance as a mild U.S. winter, combined with increased energy production, led to a decline in oil and natural gas prices.

The absence of Utilities stocks benefited, as this sector was the worst performer in the benchmark.

Financials underperformed due to significant underweighting of the benchmark’s top performer and on stock selection. Consumer Discretionary underperformed on stock selection, offsetting favorable overweighting. Shares of Groupon, Inc. dropped during the year and we have since sold our position.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	18.36%	2.75%	7.72%	14.52%	110.43%
Blue Chip Growth Trust Series II	18.14%	2.55%	7.51%	13.42%	106.36%
Blue Chip Growth Trust Series NAV[2]	18.44%	2.80%	7.77%	14.80%	111.27%
S&P 500 Index[3,4]	16.00%	1.66%	7.10%	8.59%	98.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Trust

Subadviser: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 65% of the Trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	36.1
Consumer Discretionary	22.6
Health Care	16.0
Industrials	8.6
Consumer Staples	6.2
Telecommunication Services	3.1
Energy	2.8
Financials	2.8
Materials	1.9
Short-Term Investments & Other	(0.1)

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Capital Appreciation Trust Series I returned +15.98%, outperforming the +15.26% return of the Russell 1000 Growth Index.

Environment  >  U.S. equity markets posted solid gains in 2012. For much of the year, investor sentiment ebbed and flowed with macroeconomic events, most notably Europe’s economic malaise and China’s economic slowdown. Late in the year, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff,” the mandated tax increases and spending cuts set to take effect in 2013. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Information Technology holdings contributed most to the Trust’s return.

Apple, Inc. advanced on impressive sales of iPhones, iPads and Mac personal computers. We believe the company’s innovative product design, software and operating systems will continue to foster consumer loyalty and drive share gains. Salesforce.com, Inc.’s revenue, earnings, and billings growth exceeded consensus forecasts. The company’s hosted applications provide access to software functions remotely as a Web-based service. MasterCard, Inc. and Visa, Inc. rose on strong growth in the value of cardholder transactions and reduced legal risk. LinkedIn Corp.’s financial results also beat forecasts.

Stock selection and an underweight stance were beneficial in Consumer Staples, where Whole Foods Market, Inc. reported strong sales and earnings, with solid operating margins and continued capital discipline. Broadcast, communications and wireless tower operator American Tower Corp. benefited from the expansion of mobile data, household migration to wireless-only service, high barriers to entry, pricing power, low maintenance expenses, and international expansion. Monsanto Company, the world’s largest agricultural seed maker, contributed in the Materials sector.

Overweight positions in Consumer Discretionary and Health Care worked well, but stock selection in both sectors detracted from relative return. Watchmaker Fossil, Inc. fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. Reflecting the tenuous nature of consumer confidence, fast food casual restaurant company Chipotle Mexican Grill, Inc. declined on signs of a material deceleration in sales activity. In Health Care, pharmaceuticals positions Shire PLC and Bristol-Myers Squibb Company, which earlier had been rewarded for attractive business opportunities, lagged a surge in other biotechnology stocks. An underweight position offset detrimental stock selection in Energy, where independent oil and natural gas exploration and production company Anadarko Petroleum Corp. was hurt by uncertainty related to ongoing litigation.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	15.98%	3.00%	7.88%	15.94%	113.52%
Capital Appreciation Trust Series II	15.84%	2.80%	7.68%	14.81%	109.64%
Capital Appreciation Trust Series NAV[2]	16.03%	3.04%	7.93%	16.13%	114.51%
Russell 1000 Growth Index[3,4]	15.26%	3.12%	7.52%	16.63%	106.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of its total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	14.4
Consumer Staples	11.4
Financials	10.5
Information Technology	10.0
Health Care	10.0
Industrials	9.8
Energy	6.5
Collateralized Mortgage Obligations	5.3
Telecommunication Services	3.8
Utilities	2.3
Materials	1.4
Asset Backed Securities	0.7
Short-Term Investments & Other	13.9

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Capital Appreciation Value Trust Series I returned +14.59%, underperforming the +16.00% return of the S&P 500 Index.

Environment  >  The portfolio recorded a strong positive return for 2012, outpacing its Lipper and Morningstar peers, but lagging the all-equity S&P 500 Index. The stock segment was the best-performing asset class, significantly outperforming the S&P 500 Index. Our bond segment also posted a gain and outperformed its benchmark index. Over the past year, the Consumer Discretionary, Health Care, and Industrials sectors were the top absolute contributors to performance, but no sectors detracted from absolute returns.

Major U.S. stock market indexes produced solid returns in 2012, despite muted U.S. economic growth and the eurozone recession and sovereign debt crisis. Large-cap domestic stocks surrendered some of their gains in the fourth quarter amid uncertainty about the November elections and U.S. fiscal policy after 2012. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations.

U.S. equities finished relatively flat, amid uncertainty surrounding the U.S. fiscal cliff and the elections. Our equity weight decreased slightly, although we were able to add to select names following the post-election sell-off. In addition to Consumer Staples companies, we also purchased select companies within the Financials, Industrials and Utilities sectors. In general, we took opportunities to trade out of longer-duration securities and into shorter-duration, high-quality investment-grade securities. In the last quarter, the portfolio’s cash position slightly increased.

The Consumer Discretionary sector was a key contributor to performance, driven by our positions in TRW Automotive Holdings Corp., Delphi Automotive PLC, and Walt Disney Company. In Health Care, Thermo Fisher Scientific, Inc. continued to report strong organic revenue, particularly among its pharmaceutical and biotechnology customers. The Industrials sector also boosted absolute performance, as shares of Ingersoll-Rand PLC rose.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Capital Appreciation Value Trust Series I (began 4/28/08)	14.59%	—	—	5.30%	—	—	27.39%
Capital Appreciation Value Trust Series II (began 4/28/08)	14.49%	—	—	5.10%	—	—	26.22%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	14.76%	—	—	5.34%	—	—	27.60%
S&P 500 Index[2,3]	16.00%	—	—	2.72%	—	—	13.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Plus Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Evan S. Grace, Rick Wurster

INVESTMENT OBJECTIVE & POLICIES  >  To seek total return, consisting of long-term capital appreciation and current income by investing in equity and fixed-income securities of issuers located within and outside the U.S. The Trust will allocate its assets between fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	17.5
Consumer Discretionary	13.4
Information Technology	11.4
U.S. Government	10.7
Industrials	9.0
Health Care	7.9
Energy	7.2
Consumer Staples	4.1
Materials	4.0
Collateralized Mortgage Obligations	2.0
Utilities	1.9
Telecommunication Services	1.4
Municipal Bonds	1.2
Asset Backed Securities	0.7
U.S. Government Agency	0.6
Foreign Government Obligations	0.3
Short-Term Investments & Other	6.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Allocation Plus Trust Series I returned +13.58%, outperforming the +12.92% return of the Combined Index.

Environment  >  Global equities rose, in part due to central bank interventions. Although Europe grappled with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereign bond issuers, including direct open-market purchases of government bonds. The U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) boosted stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue, and economic malaise in Europe, investors bid up risk assets toward period end amid further signs of recovery in China and a strengthening U.S. housing market. Global risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan would succeed, reducing the risks in Europe. The Fed remained extremely accommodative throughout the year given the fragile state of the global economic recovery. It pledged to keep rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near its 2% target.

Treasury yields were mixed, as the 30-year yield rose 0.06%, while 5-year and 10-year yields fell 0.11% 0.12%, respectively. All of the major fixed income spread sectors posted strong absolute gains and outperformed Treasuries on a duration-adjusted basis. A slight underweight to fixed income and overweight to equity contributed to the Trust’s relative performance. The underlying equity portfolio modestly underperformed the MSCI World Index, while the fixed income portfolio outperformed the Barclays U.S. Aggregate Index.

Within global equities, weak security selection in Information Technology, Consumer Staples and Financials detracted from relative performance. This was partially offset by stronger selection in Health Care and Industrials. The Trust benefited from its overweights to Consumer Discretionary and Health Care as well as its underweight to Materials. An underweight to Financials and a residual cash position in a rising equity market hurt relative results.

The Trust’s fixed income portion contributed to results, mainly due to investment grade credit positioning, particularly an overweight to Financials. Security selection within investment-grade industrials and allocations to agency MBS pass-throughs, CMBS, non-dollar, and high yield cash bonds all contributed, along with duration positioning.

Derivatives are an important part of our investment process. The Trust held index futures, rights and warrants, currency forwards, credit default swaps, credit default swap indices, consumer price index swaps, and bond futures. These derivative positions contributed modestly to the Trust’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Plus Trust Series I (began 1/2/08)	13.58%	1.01%	—	1.01%	5.16%	—	5.16%
Core Allocation Plus Trust Series II (began 1/2/08)	13.35%	0.82%	—	0.82%	4.17%	—	4.17%
Core Allocation Plus Trust Series NAV (began 1/2/08)	13.54%	1.05%	—	1.05%	5.34%	—	5.34%
MSCI World Index[2,5]	16.54%	–0.60%	—	–0.60%	–2.96%	—	–2.96%
Barclays U.S. Aggregate Bond Index[3,5]	4.22%	5.95%	—	5.95%	33.49%	—	33.49%
Combined Index[4,5]	12.92%	1.79%	—	1.79%	9.29%	—	9.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Fundamental Holdings Trust

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management); John HancockAsset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))

Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Fundsˆ	% of Total
Affiliated Investment Companies	40.0
Equity	24.3
Fixed Income	15.7
American Funds Insurance Series	60.0
Equity	36.4
Fixed Income	23.6

ˆ	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Fundamental Holdings Trust Series II returned +10.81%, underperforming the +11.31% return of the Combined Index.

Environment  >  During 2012, investors were faced with an environment that included a myriad of challenges including recessions throughout Europe and in Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the headline news seemed to have a negative underlying tone during the year. If investment outcomes were based solely on headlines, it would have been reasonable to assume that 2012 would go down as a difficult year for investors. Fortunately, this was not the case, as most major global equity and fixed income market indexes posted gains for the year.

The U.S. equity market, as represented by the S&P 500 Index, rose 16% but this was only part of the good news. Equity markets overseas in both developed and emerging markets generated significant gains during the year, as the MSCI EAFE Index rose over 17% and the MSCI Emerging Markets Index gained over 18%. Within fixed income, the U.S. bond market, as represented by the Barclays Aggregate U.S. Bond Index, also had gains of more than 4%.

Within the Trust, American Growth Fund contributed due to strong security selection within the Health Care sector. American Growth-Income Fund detracted marginally due to its underweighting to the Financial sector, but strong security selection in the Telecommunication sector helped offset the negative results. American Blue Chip Income & Growth Fund underperformed its benchmark due to poor security selection in the Information Technology sector. This fund was replaced in the fourth quarter by an additional allocation to American Growth-Income Fund. American International Fund slightly lagged its benchmark partly because of its underweighting to Financials. Within fixed income, an allocation to short-term U.S. government securities detracted from overall results.

In the fourth quarter, Total Bond Market Trust (John Hancock Asset Management) was replaced by Bond Trust (John Hancock Asset Management) and the portfolio’s passive equity allocations were replaced by an investment to the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed portfolio with exposure to U.S. large-, mid- and small-cap stocks as well as international stocks. This fund is currently biased towards U.S. large-cap and international equities.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Fundamental Holdings Trust Series I2	11.03%	—	—	10.91%	—	—	46.25%
Core Fundamental Holdings Trust Series II (began 5/1/09)	10.81%	—	—	10.73%	—	—	45.40%
Core Fundamental Holdings Trust Series III (began 5/1/09)	11.18%	—	—	11.17%	—	—	47.50%
S&P 500 Index[3,6]	16.00%	—	—	16.79%	—	—	76.78%
Barclays U.S. Aggregate Bond Index[4,6]	4.22%	—	—	6.52%	—	—	26.10%
Combined Index[5,6]	11.31%	—	—	12.90%	—	—	56.11%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 30, 2010. For periods prior to April 30, 2010, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 30, 2010 reflected Series I expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Global Diversification Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT Trusts, the Trust only purchases NAV Class shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Fundsˆ	% of Total
Affiliated Investment Companies	28.8
Equity	14.9
Fixed Income	13.9
American Funds Insurance Series	59.9
Equity	39.0
Fixed Income	20.9
Exchange Traded Funds	11.0
Other Assets	0.3

ˆ	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Global Diversification Trust Series II returned +12.90%, outperforming the +12.31% return of the Combined Index.

Environment  >  During 2012, investors were faced with an environment that included a myriad of challenges including recessions in Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the headline news seemed to have a negative underlying tone. If investment outcomes were based solely on headlines, 2012 might have gone down as a difficult year for investors. Fortunately, most major global equity and fixed income market indexes posted annual gains.

Both developed and emerging markets generated significant annual gains, as the MSCI EAFE Index rose more than 17% while the MSCI Emerging Markets Index advanced over 18%, but this was only part of the good news. In the U.S., the equity market as represented by the S&P 500 Index, also rose 16%. Within fixed income, the U.S. bond market as represented by the Barclays Aggregate U.S. Bond Index also had gains of more than 4%.

Within the Trust, American Global Growth Fund outperformed its benchmark and contributed significantly to the portfolio’s performance due to an overweight to and strong security selection in the Consumer Discretionary sector along with good stock selection in the U.K. and Japan. American Growth-Income Fund detracted marginally due to its underweighting to the Financial sector, but strong security selection in the Telecommunication sector helped offset the negative results. American International Fund slightly lagged its benchmark due in part to its underweighting to the Financial sector. Within fixed income, an allocation to short-term U.S. government securities detracted from overall results.

In the fourth quarter, Total Bond Market Trust (John Hancock Asset Management) was replaced by Bond Trust (John Hancock Asset Management) and the portfolio’s passive equity investments were replaced by investments in a combination of an emerging market ETF (Vanguard’s VWO) and the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed portfolio with exposure to U.S. large-, mid- and small-cap stocks as well as international stocks. This fund is currently biased towards U.S. large-cap and international equities.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Global Diversification Trust Series I2	13.12%	—	—	10.82%	—	—	45.81%
Core Global Diversification Trust Series II (began 5/1/09)	12.90%	—	—	10.66%	—	—	45.04%
Core Global Diversification Trust Series III (began 5/1/09)	13.35%	—	—	11.09%	—	—	47.14%
MSCI World Index[3,6]	16.54%	—	—	14.73%	—	—	65.61%
Barclays U.S. Aggregate Bond Index[4,6]	4.22%	—	—	6.52%	—	—	26.10%
Combined Index[5,6]	12.31%	—	—	12.17%	—	—	52.45%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 30, 2010. For periods prior to April 30, 2010, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 30, 2010 reflected Series I expenses, performance would be higher.

3	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Disciplined Diversification Trust

Subadviser: Dimensional Fund Advisors, LP
Portfolio Managers: Joseph Chi, Jed S. Fogdall, Henry Gray, David A. Plecha

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation and current income. Under normal market conditions, the Trust invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets. Equity securities will include securities of small, medium, and large size companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	18.9
Financials	13.6
U.S. Government	9.4
Consumer Discretionary	9.4
Industrials	9.3
Information Technology	8.9
Energy	7.3
Health Care	6.3
Consumer Staples	5.9
Materials	5.6
Telecommunication Services	2.4
Utilities	2.3
Short-Term Investments & Other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Disciplined Diversification Trust Series I returned +12.74%, underperforming the +12.92% return of the Combined Index.

Environment  >  Led by emerging markets, global equity markets had excellent performance in 2012, as reflected by the MSCI AC World Index’s 16.8% gain. The broad U.S. market gained 16.4% based on the Russell 3000 Index. In U.S. dollar terms, developed non-U.S. markets did slightly better, as reflected by the 17.0% return of the MSCI World ex USA Index. There was significant dispersion in performance at the individual country level. In developed markets, Belgium was the best performing market. At the other end of the spectrum, Israel and Spain had slight gains. Currency fluctuations had minimal impact on U.S. dollar-denominated equity returns in 2012, as the U.S. dollar depreciated slightly against most major currencies and sharply appreciated against the yen. Financials performed strongly in developed countries, while the Energy and Telecommunications sectors performed weakly.

In U.S. dollar terms, emerging markets gained 18.6% in 2012. Turkey was the best-performing market, while Brazil gained slightly. The U.S. dollar depreciated against some emerging market currencies, such as the Korean won and the Mexican peso, and the impact of currency fluctuations on the dollar-denominated returns of emerging markets equities was moderately positive. In emerging markets, Health Care and Technology were the best performing sectors, while Utilities and Energy were the worst.

The portfolio’s equity component underperformed its benchmark primarily due to the impact of dividend withholding taxes, fees and expenses that are excluded from the MSCI World Index return. Aside from this, the portfolio’s equity component outperformed the benchmark’s equity component, primarily due to its greater allocation to small-cap stocks, which outperformed large caps during the period. The portfolio’s allocations to countries and sectors result from our portfolio construction process and are not tactical bets.

The fixed-income portion underperformed its benchmark for the year. While the portfolio holds only U.S. Government securities, the benchmark consists of significant allocations to corporate bonds and mortgage-backed securities in addition to government securities. Corporate securities performed extremely well during the year, detracting from relative performance. Within government securities, the portfolio had a higher concentration of U.S. Agency securities, which performed well on a relative basis.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Disciplined Diversification Trust Series I (began 4/28/08)	12.74%	—	—	3.00%	—	—	14.86%
Disciplined Diversification Trust Series II (began 4/28/08)	12.59%	—	—	2.82%	—	—	13.89%
Disciplined Diversification Trust Series NAV (began 4/28/08)	12.79%	—	—	3.06%	—	—	15.15%
MSCI World Index[2,5]	16.54%	—	—	0.18%	—	—	0.85%
Barclays U.S. Aggregate Bond Index[3,5]	4.22%	—	—	6.10%	—	—	31.95%
Combined Index[4,5]	12.92%	—	—	2.40%	—	—	11.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Emerging Markets Value Trust

Subadviser: Dimensional Fund Advisors, LP
Portfolio Managers: Karen E. Umland, Joseph H. Chi, Jed S. Fogdall, Henry Gray

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the subadviser.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	32.8
Materials	16.7
Energy	16.1
Industrials	11.9
Information Technology	7.0
Consumer Discretionary	6.4
Consumer Staples	4.6
Utilities	2.2
Telecommunication Services	1.5
Health Care	0.5
Short-Term Investments & Other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Emerging Markets Value Trust Series NAV returned +18.49%, underperforming the +18.63% return of the MSCI Emerging Markets Index.

Environment  >  After losing close to 20% the previous year, emerging markets recovered in 2012 with an especially strong rally during the second half of the year. Using the MSCI Emerging Markets Index as a proxy, emerging markets had an annual return of 18.63% in 2012.

During the year, there was a significant amount of dispersion in the performance of different emerging markets, from Turkey’s substantial gain to a slight gain for Brazil. Emerging Europe was the top performing region, while emerging Latin America was the weakest region. The U.S. dollar had mixed performance relative to the main emerging market currencies. It strengthened against the Brazilian real and the Indian rupee, but lost ground against the Taiwanese dollar, the South Korean won and the Mexican peso.

The portfolio’s return is net of dividend withholding taxes, fees and expenses; as a result its return slightly lagged that of the MSCI Emerging Markets Index. The portfolio’s exposure to smaller cap stocks, which are not held in the Index, contributed to relative performance, as small caps outperformed large caps during the year.

Deep value stocks in emerging markets were relatively poor performers during the year. Consequently, the portfolio’s higher allocation to deep value stocks and lesser exposure to growth-oriented stocks detracted from relative performance when compared to the style-neutral MSCI Emerging Markets Index. However, our deep value holdings outperformed those of the Index and benefited relative performance.

A smaller allocation to Information Technology stocks, one of the stronger-performing sectors during the year, detracted from relative performance. The portfolio had a higher allocation to value stocks in Financials and Industrials, which outperformed and contributed to relative performance. However, our holdings of value stocks in Energy and Information Technology underperformed those of the Index. At the country level, a smaller allocation to Brazil helped, as did the portfolio’s holdings of value stock in Mexico, which significantly outperformed. Conversely, our exposure to value stocks in Russia and South Korea underperformed those in the benchmark, detracting from relative performance. The portfolio’s allocations to countries and sectors result from our portfolio construction process.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Markets Value Trust Series I (began 5/1/07)	18.53%	0.46%	—	3.77%	2.33%	—	23.38%
Emerging Markets Value Trust Series NAV (began 5/1/07)	18.49%	0.60%	—	3.81%	3.04%	—	23.59%
MSCI Emerging Markets Index[2,3]	18.63%	–0.61%	—	4.24%	–3.02%	—	26.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Equity-Income Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  >  To seek substantial dividend income and also long-term growth of capital. The Trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	20.0
Industrials	14.1
Energy	14.0
Consumer Discretionary	12.0
Information Technology	8.1
Health Care	7.2
Utilities	5.6
Consumer Staples	5.6
Materials	4.9
Telecommunication Services	3.8
Short-Term Investments & Other	4.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Equity-Income Trust Series I returned +17.44%, underperforming the +17.51% return of the Russell 1000 Value Index.

Environment  >  The Russell 1000 Value Index posted a double-digit positive return for the year. Large-cap value funds performed in line with their large-cap growth counterparts. The Consumer Discretionary and Financials sectors delivered the value index’s strongest returns. The Utilities and Energy sectors delivered the benchmark’s weakest returns.

The Telecommunication Services sector detracted from relative returns because of poor stock selection and our slightly overweight position. Revenues at Telefonica S.A., Europe’s largest integrated telecommunications operator, declined, due largely to economic problems in Spain.

The Utilities sector detracted from relative returns due to stock selection. Exelon Corp. and Entergy Corp. suffered as low natural gas prices more than offset improvements in the supply and demand balance for power, resulting in lower power prices and lower earnings power for coal and nuclear power producers.

At the other end of the spectrum, stock selection and an overweight position in the Industrials sector contributed to relative results. Shares of diversified building products company USG Corp. rose as the housing market improved. Shares of Cooper Industries PLC rose after diversified power products manufacturer Eaton Corp. PLC announced it would acquire the electrical products company at a premium. We sold our position once the deal closed in the fourth quarter.

The Consumer Discretionary sector contributed due to an overweight position in the index’s strongest performing sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I	17.44%	1.54%	7.12%	7.96%	98.97%
Equity-Income Trust Series II	17.18%	1.33%	6.91%	6.83%	95.10%
Equity-Income Trust Series NAV[2]	17.47%	1.59%	7.16%	8.22%	99.70%
Russell 1000 Value Index[3,4]	17.51%	0.59%	7.38%	2.99%	103.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Financial Services Trust

Subadviser: Davis Selected Advisors, L.P.
Portfolio Manager: Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  >  To seek growth of capital. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	84.1
Information Technology	8.3
Energy	3.1
Consumer Staples	2.9
Consumer Discretionary	1.4
Short-Term Investments & Other	0.2

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Financial Services Trust Series I returned +18.05%, underperforming the +24.80% return of the Lipper Financial Services Index.

Environment  >  The Trust’s holdings underperformed the Financial sector holdings of the S&P 500 Index. The portfolio had a limited amount of assets invested in other sectors. Of the principal non-financial holdings, Material and Consumer Discretionary companies detracted from absolute performance, while Information Technology and Consumer Staple companies improved it.

By industry groups, the Trust had more of its assets invested in diversified financial companies than in any other industry group. Our holdings in diversified financials underperformed the corresponding industry group in the benchmark, but being overweighted in this stronger-performing industry helped offset the group’s relative underperformance.

Our insurance holdings contributed positively to absolute performance. A larger weighting in this stronger-performing industry group partially offset weaker stock selection within this industry.

The portfolio’s banking stocks outperformed the Index’s corresponding industry group and a larger weighting in this stronger-performing group added to relative performance.

The Trust ended the year with just over 20% of its assets invested in foreign companies, including American Depositary Receipts. As a whole, these companies underperformed our domestic holdings.

We continue to believe that long-term demographics favor financial services companies. The Trust’s investment strategy is to perform extensive research and buy companies with expanding earnings at attractive prices and hold them for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Financial Services Trust Series I	18.05%	–1.26%	5.71%	–6.15%	74.27%
Financial Services Trust Series II	17.82%	–1.47%	5.50%	–7.15%	70.80%
Financial Services Trust Series NAV[2]	18.03%	–1.22%	5.75%	–5.96%	74.84%
S&P 500 Index[3,5]	16.00%	1.66%	7.10%	8.59%	98.58%
Lipper Financial Services Index[4,5]	24.80%	–5.63%	1.77%	–25.14%	19.16%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Franklin Templeton Founding Allocation Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust currently invests primarily in three JHVIT Underlying Funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other Underlying Funds, including exchange-traded funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
International	33.4
Large Value	33.4
Conservative Allocation	33.2

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Franklin Templeton Founding Allocation Trust Series II returned +16.03%, outperforming the +12.49% return of the Combined Index.

Environment  >  For the year, the Trust had strong performance, supported by positive relative returns in both the equity and fixed income components of the portfolio. Mutual Shares Trust, however, was relatively weak, underperforming due to weak stock selection in Financials and Technology, as well as a modest cash position that hurt given the strong equity market performance for the year. In equities, the Global Trust was a bright spot, supported not only by strong performance of foreign equities, but also more specifically strong stock selection in Consumer Discretionary and Financials. Currency appreciation on foreign holdings also benefited the Global Trust. In fixed income, the Income Trust also was strong, supported particularly by good credit selection in Technology & Electronics and Consumer Non-Cyclical companies.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Franklin Templeton Founding Allocation Trust Series[2]	16.26%	1.46%	—	0.73%	7.52%	—	4.21%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	16.03%	1.26%	—	0.55%	6.44%	—	3.16%
Franklin Templeton Founding Allocation Trust Series NAV[3]	16.33%	1.49%	—	0.76%	7.68%	—	4.37%
S&P 500 Index[4,7]	16.00%	1.66%	—	1.53%	8.59%	—	9.00%
Barclays U.S. Aggregate Bond Index[5,7]	4.22%	5.95%	—	6.10%	33.49%	—	39.92%
Combined Index[6,7]	12.49%	3.33%	—	3.25%	17.78%	—	19.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is January 28, 2008. For the periods prior to January 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is April 28, 2008. For the periods prior to April 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental All Cap Core Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Walter McCormick, Emory Sanders

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	24.8
Information Technology	24.4
Consumer Discretionary	18.4
Industrials	11.9
Energy	7.6
Health Care	6.0
Consumer Staples	5.0
Short-Term Investments & Other	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Fundamental All Cap Core Trust Series I returned +23.52%, outperforming the +16.42% return of the Russell 3000 Index.

Environment  >  The stock market exceeded expectations by delivering impressive gains in 2012 despite concerns about the European sovereign debt crisis, the U.S. presidential election and looming tax increases and spending cuts. Instead, stabilization in Europe, continued low interest rates worldwide, improving economic growth in the U.S. and China as well as a last-minute deal to prevent the U.S. economy from going over the so-called fiscal cliff drove the market to a strong finish. Stocks across all market capitalizations and disciplines posted highly correlated gains. Value stocks beat growth stocks by a small margin. Among the best performing sectors were Financials and Consumer Discretionary, both of which benefited from the U.S. housing recovery. By contrast, Utilities and Energy stocks lagged the benchmark.

The Trust outperformed the Russell 3000 Index for the year. Security selection was the biggest contributor to outperformance, as we kept focused on financially sound companies with competitive advantages, sustainable cash flow and share prices that offered both downside protection and good return potential. Sector allocations also gave a sizable boost to results, helped in part by significant overweights in Financials and Consumer Discretionary.

Most of the portfolio’s outperformance came from stock selection in the Financials, Consumer Discretionary and Health Care sectors. Top individual contributors included Bank of America Corp. whose stock posted steep gains as the company cut costs, rebuilt capital and worked through its mortgage-related problems. In Consumer Discretionary, winners included Amazon.com, Inc. and Lennar Corp.

Stock selection in the Energy sector was disappointing, led by a small-cap natural gas producer, Ultra Petroleum Corp., whose stock fell sharply as increased industry supply and last year’s warm winter pressured gas prices. Elsewhere, detractors included Apple, Inc. and Blue Nile, Inc., an online jewelry company. The portfolio missed out by not owning Apple in the first quarter when it posted some of its strongest gains for the year. Blue Nile, a smaller-cap company that is not in the Index, struggled because of sluggish demand for high-end products, management changes and difficulty building awareness.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental All Cap Core Trust Series I (began 5/5/03)	23.52%	1.06%	—	7.20%	5.40%	—	95.67%
Fundamental All Cap Core Trust Series II (began 5/5/03)	23.31%	0.86%	—	6.99%	4.38%	—	92.00%
Fundamental All Cap Core Trust Series NAV[2]	23.66%	1.11%	—	7.28%	5.67%	—	97.10%
Russell 3000 Index[3,4]	16.42%	2.04%	—	7.29%	10.65%	—	97.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Holdings Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust may invest in other JHVIT funds and other investment companies including funds of the American Fund Insurance Series and may invest in other types of securities such as ETFs.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Fundsˆ	% of Total
Affiliated Investment Companies	39.3
Fixed Income	39.3
American Funds Insurance Series	60.7
Equity	60.7

ˆ	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Fundamental Holdings Trust Series II returned +12.47%, outperforming the +11.90% return of the Combined Index.

Environment  >  During 2012, investors were faced with an environment that included a myriad of challenges including recessions throughout Europe and in Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the headline news seemed to have a negative underlying tone during the year. If investment outcomes were based solely on headlines, it would have been reasonable to assume that 2012 would go down as a difficult year for investors. Fortunately, this was not the case, as most major global equity and fixed income market indexes posted gains for the year.

The U.S. equity market, as represented by the S&P 500 Index, rose 16% but this was only part of the good news. Equity markets overseas in both developed and emerging markets generated significant gains during the year, as the MSCI EAFE Index rose over 17% and the MSCI Emerging Markets Index gained over 18%. Within fixed income, the U.S. bond market, as represented by the Barclays Aggregate U.S. Bond Index, also had gains of more than 4%.

The Trust continues to maintain balanced exposures to equities and fixed income. American Growth Fund was a significant contributor to the portfolio’s outperformance due to strong security selection within the Health Care and Information Technology sectors, while the American Growth-Income Fund detracted marginally, as it slightly lagged its benchmark due in part to its underweighting to the Financial sector. While the allocation to the international asset class contributed to the portfolio’s outperformance, American International Fund slightly lagged its benchmark, thus offsetting some of this benefit. The fund underperformed its benchmark due to its underweighting to the Financial sector and from poor selection among Consumer Discretionary stocks. Within the Trust’s fixed income portion, the American Bond Fund was replaced by Bond Trust (John Hancock Asset Management) during the first half of the year. The Bond Trust contributed to the portfolio’s overall outperformance, as the fund significantly beat the broad benchmark due to its overweighting to the corporate sector and corresponding underweight in Treasuries.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental Holdings Trust Series I (began 10/31/07)	12.64%	1.52%	—	0.86%	7.81%	—	4.52%
Fundamental Holdings Trust Series II (began 10/31/07)	12.47%	1.38%	—	0.72%	7.07%	—	3.78%
Fundamental Holdings Trust Series III (began 10/31/07)	12.92%	1.86%	—	1.20%	9.63%	—	6.34%
S&P 500 Index[2,5]	16.00%	1.66%	—	0.87%	8.59%	—	4.58%
Barclays U.S. Aggregate Bond Index[3,5]	4.22%	5.95%	—	6.09%	33.49%	—	35.74%
Combined Index[4,5]	11.90%	3.57%	—	3.09%	19.19%	—	17.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% S&P 500 Index and 35% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Large Cap Value Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Walter McCormick, Emory Sanders

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of February 29, 2012, the lowest market capitalization in this group was $162 million. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	28.4
Consumer Discretionary	12.7
Information Technology	12.5
Industrials	12.4
Consumer Staples	10.2
Energy	10.2
Health Care	10.0
Utilities	0.8
Short-Term Investments & Other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Fundamental Large Cap Value Trust Series I returned +24.42%, outperforming the +17.51% return of the Russell 1000 Value Index.

Environment  >  The stock market delivered strong gains in 2012 despite concerns about the European sovereign debt crisis, U.S. presidential election and automatic tax increases and spending cuts set to take effect in the New Year. Stabilization in Europe, low interest rates worldwide, improved economic growth in the U.S. and China, and a last-minute deal to prevent the so-called fiscal cliff bolstered stocks across all market caps and disciplines. The broad-based S&P 500 Index gained 16.00%, with more economically sensitive sectors delivering some of the best gains. In particular, Financials and Consumer Discretionary stocks were standouts, buoyed by the recovery in housing. Industrials also delivered very strong returns, as did Telecommunication Services and Health Care. By contrast, Utilities and Energy stocks were laggards. Among large caps, value stocks modestly outperformed growth.

Security selection contributed the most to the Trust’s returns, driven by our focus on financially sound, large-cap companies with competitive advantages and substantial cash flow, whose stocks were selling at a significant discount to estimated intrinsic value. Sector allocations also contributed.

Stock picks in the Financials sector had the biggest impact on outperformance, including Stewart Information Services Corp., a mortgage title insurer, Bank of America Corp. and Lennar Corp., a nationally recognized homebuilder. A significant overweight and favorable security selection in the Consumer Discretionary sector gave another sizable boost to performance. The stocks of both Lennar and Lowe’s Companies, Inc. delivered huge gains as new home orders, home values and spending on home improvements picked up. Elsewhere, shares of Amgen, Inc., a biotechnology leader, rallied as the company’s established drug franchises helped drive significant cash flow, leading to share buybacks and dividend increases.

Detractors were minimal, but included the Trust’s small cash position which was a drag in the rising market, and stock selection within Energy. Individual disappointments included two exploration and production companies, whose stocks were hurt by low energy prices.

At year-end, the portfolio’s two largest sectors, Financials and Consumer Discretionary, together accounted for more than 40% of net assets. We plan to continue to take advantage of our disciplined, investment process, buying competitively advantaged businesses that we understand well when their stocks are attractively priced and selling them near what we think is full valuation.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental Large Cap Value I (began 5/3/04)	24.42%	1.02%	—	5.18%	5.23%	—	54.90%
Fundamental Large Cap Value II (began 5/3/04)	24.23%	0.84%	—	4.98%	4.26%	—	52.37%
Fundamental Large Cap Value NAV[2]	24.48%	1.08%	—	5.24%	5.53%	—	55.70%
Russell 1000 Value Index[3,4]	17.51%	0.59%	—	5.15%	2.99%	—	54.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Value Trust

Subadviser: Davis Selected Advisors, L.P.
Portfolio Managers: Christopher C. Davis, Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  >  To seek growth of capital. The Trust invests primarily in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	36.4
Consumer Staples	17.9
Energy	9.6
Information Technology	9.2
Consumer Discretionary	8.8
Materials	7.1
Industrials	5.0
Health Care	3.0
Telecommunication Services	0.2
Short-Term Investments & Other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Fundamental Value Trust Series I returned +13.45%, underperforming the +16.00% return of the S&P 500 Index.

Environment  >  The Index turned in a strong performance, with sector returns within the S&P 500 Index varying from a 28.8% gain in Financials to about 1% in Utilities. Financials and Consumer Discretionary had the strongest performance within the Index while Utilities and Energy had the weakest performance during the year.

Energy companies were the most important detractor from both the Trust’s absolute performance and also from performance relative to the Index. Our Energy holdings underperformed the corresponding Index sector and had a slightly lower relative average weighting in this weaker performing sector. Consumer Discretionary companies contributed to the portfolio’s absolute performance, but detracted from relative performance. The portfolio’s Consumer Discretionary holdings lagged the corresponding benchmark sector and had a lower relative average weighting in this stronger performing sector.

Financial companies were the most important contributor to the portfolio’s absolute performance, but detracted from relative performance. Our Financial holdings underperformed the corresponding benchmark sector, but benefited from a higher relative average weighting in this stronger performing sector. Consumer Staple companies were important contributors to the Trust’s absolute and relative performance. Our Consumer Staple holdings outgained the corresponding Index sector, but a higher relative average weighting in this weaker performing sector slightly detracted from relative performance.

The Trust’s holdings in foreign companies (including American Depositary Receipts) underperformed our domestic holdings.

Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. Our investment strategy is to perform extensive research to buy stocks of companies trading at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Fundamental Value Trust Series I	13.45%	–0.26%	6.39%	–1.27%	85.83%
Fundamental Value Trust Series II	13.18%	–0.46%	6.17%	–2.28%	82.01%
Fundamental Value Trust Series NAV[2]	13.48%	–0.20%	6.44%	–0.99%	86.58%
S&P 500 Index[3,4]	16.00%	1.66%	7.10%	8.59%	98.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Global Trust

Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Norman Boersma, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	22.7
Health Care	13.6
Information Technology	12.6
Energy	12.5
Industrials	12.4
Consumer Discretionary	11.6
Telecommunication Services	8.9
Materials	3.1
Consumer Staples	2.0
Short-Term Investments & Other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Global Trust Series I returned +21.74%, outperforming the +16.54% return of the MSCI World Index.

Environment  >  Nearly all major stock sectors delivered positive results in 2012. Although weak sentiment in early 2012 left many investors ill-prepared for the stock market rally, our value discipline positioned the portfolio in stocks we saw as undervalued and having the greatest potential for appreciation, and the portfolio performed well. Our overweighted Consumer Discretionary sector holdings were leading absolute and relative contributors to performance, led by U.S. media investments. America’s leading cable companies have dominated the valuable broadband pipeline, permitting bundled delivery of voice, data and video. Content producers have seen a surge in demand for their products as new devices and opportunities for media consumption proliferate.

Stock selection in the Financials sector also supported relative performance, led by European lenders and reinsurers. Even after robust gains in 2012, European bank stock performance has still lagged that of U.S. banks since 2009 and remained near two-decade low valuations despite fundamental repair and recapitalization, suggesting further appreciation potential. Our Industrials holdings aided relative performance, as European airlines reported improved profits stemming from increased air traffic volume and ongoing restructuring initiatives. We purchased these airline stocks at low valuations amid uncertainty surrounding global economic growth, fuel costs and competitive pressures, and we were encouraged to see the firms’ management teams taking steps to enhance shareholder value. Long-standing overweighted positions in Information Technology and Health Care performed well. We saw tremendous cash-flow generating capabilities and the cleanest balance sheets of any global sector for certain technology companies. In Health Care, where biotechnology holdings led performance, we favored higher growth companies, often with emerging market exposure.

Overweights in Energy stocks were the only laggards, as positions generally declined because of weaker oil prices and a North American gas glut. However, we believe some exploration and production and oil services firms with advanced technology, sound capital discipline and operational flexibility can gain market share.

Geographically, all major regions helped the portfolio. Stock selection in the U.S. as well as overweighting in the eurozone and Asia ex-Japan were beneficial. In contrast, stock selection in Sweden and the U.K. as well as exposure to off-benchmark Brazil hurt relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	21.74%	–0.40%	6.82%	–2.01%	93.39%
Global Trust Series II	21.51%	–0.61%	6.61%	–3.02%	89.58%
Global Trust Series NAV[2]	21.82%	–0.35%	6.86%	–1.72%	94.18%
MSCI World Index[3,4]	16.54%	–0.60%	8.08%	–2.96%	117.57%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Global Diversification Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The fund invests in other funds and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below. Underlying Funds may include other JHVIT funds and funds of American Fund Insurance Series. However, the fund is authorized to invest without limitation in other Underlying Funds and in other types of investments. The fund intends to invest, under normal circumstances, a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly. When purchasing shares of the American Funds Insurance Series, the fund purchases only Class 1 shares (which are not subject to Rule 12b-1 fees). When purchasing shares of other JHVIT Funds, the fund only purchases NAV shares (which are not subject to Rule 12b-1 fees). The fund may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Fundsˆ	% of Total
Affiliated Investment Companies	26.5
Fixed Income	26.5
American Funds Insurance Series	73.5
Equity	65.9
Fixed Income	7.6

ˆ	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Global Diversification Trust Series II returned +15.55%, outperforming the +12.31% return of the Combined Index.

Environment  >  During 2012, investors were faced with an environment that included a myriad of challenges including recessions in Europe and Japan, fears of the U.S. economy diving over the ”fiscal cliff,“ slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the headline news seemed to have a negative underlying tone. If investment outcomes were based solely on headlines, 2012 might have gone down as a difficult year for investors. Fortunately, most major global equity and fixed income market indexes posted annual gains.

Both developed and emerging markets generated significant annual gains, as the MSCI EAFE Index rose more than 17% while the MSCI Emerging Markets Index advanced over 18%, but this was only part of the good news. In the U.S., the equity market as represented by the S&P 500 Index, also rose 16%. Within fixed income, the U.S. bond market as represented by the Barclays Aggregate U.S. Bond Index also had gains of more than 4%. However, this was not the best story of the year for income investors, as non-investment grade bonds generated returns similar to U.S. equities in the 15% range and emerging market bonds returned over 17%.

The Trust’s largest position was in American Global Growth Fund and the fund’s contribution was significant due to an overweight to and strong security selection in the Consumer Discretionary sector along with good stock selection in the U.K. and Japan. Dedicated exposures to emerging markets and world small caps, via allocations to American New World Fund and to American Global Small Capitalization Fund, respectively, also contributed to the portfolio’s outperformance. Within the Trust’s fixed income portion, the American Bond Fund was replaced by the Bond Trust (John Hancock Asset Management) during the first half of the year. The Bond Trust contributed to the portfolio’s overall outperformance, as the fund significantly beat the broad benchmark due to its overweighting to the corporate sector and corresponding underweight in Treasuries. The portfolio’s exposure to high yield bonds through its allocation to American High-Income Bond Fund contributed, although the portfolio trailed its high yield benchmark due to an overweight to investment grade issuers and poor credit selection in CCC-rated securities, notably in the oil & refining industry.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Global Diversification Trust Series I (began 10/31/07)	15.84%	1.65%	—	0.96%	8.52%	—	5.08%
Global Diversification Trust Series II (began 10/31/07)	15.55%	1.49%	—	0.81%	7.68%	—	4.24%
MSCI World Index[2,5]	16.54%	–0.60%	—	–1.40%	–2.96%	—	–7.02%
Barclays U.S. Aggregate Bond Index[3,5]	4.22%	5.95%	—	6.09%	33.49%	—	35.74%
Combined Index[4,5]	12.31%	2.16%	—	1.66%	11.26%	—	8.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Growth Equity Trust

Subadviser: Rainier Investment Management, Inc.
Portfolio Managers: Mark Dawson, Daniel Brewer, Mark Broughton, Stacie Cowell, Andrea Durbin, James Margard, Peter Musser

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to maximize long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization growth companies traded in the U.S. These include some of the fastest-growing companies in the U.S. The term ”growth company“ denotes companies with the prospect of strong earnings, revenue or cash flow growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	35.9
Consumer Discretionary	17.3
Health Care	12.9
Industrials	11.8
Consumer Staples	8.4
Energy	4.6
Materials	4.0
Telecommunication Services	2.8
Financials	1.1
Short-Term Investments & Other	1.2

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Growth Equity Trust Series NAV returned +15.97%, outperforming the +15.26% return of the Russell 1000 Growth Index.

Environment  >  Our emphasis for most of 2012 was on reasonably valued companies with relatively high earnings visibility and predictability, especially those with an emphasis on domestic operations. The Consumer Staples sector added the most to relative performance in 2012. Almost all outperformance in the sector was attributed to strong stock selection. Monster Beverage Corp. benefited from the growing energy drink category and continued to take market share. Other contributors included Philip Morris International, Inc. and Whole Foods Market, Inc. We sold Monster and Philip Morris prior to the end of the period because we believed both had reached full valuation.

Financial stocks were also strong contributors especially on an absolute basis. Some noteworthy individual contributors were American Tower Corp., Visa, Inc. and MasterCard, Inc. American Tower is the leading U.S. cell phone tower company, and is benefiting from a surge in demand for wireless data from the boom in smartphones. We believe telecommunications companies will continue to upgrade their wireless networks, providing a tailwind to the cash flow of American Tower. With global reach and the increasing trend toward greater use of credit and debit cards, Visa and MasterCard again showed their ability in 2012 to deliver impressive results.

Information Technology shares were among the biggest detractors in the portfolio for the year. Riverbed Technology, Inc., Oracle Corp. and Check Point Software Technologies Ltd. were among the stocks that suffered declines in value. We sold these companies during the year and recently initiated a position in SAP, AG, a database management company that is well positioned for the rising need to manage ever-increasing amounts of data.

In the midst of fear and anguish and facing meaningful domestic and global economic challenges as well as the much trumpeted ”fiscal cliff,“ the U.S. equity market turned out to be a rewarding asset class in 2012. In 2012, as in prior years, there was plenty to worry about and elevated concerns gripped investors periodically during the year. But when all was said and done, the final year tabulation brought cheer.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Growth Equity Trust Series NAV (began 4/28/08)	15.97%	—	—	0.68%	—	—	3.21%
Russell 1000 Growth Index[2,3]	15.26%	—	—	4.39%	—	—	22.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Health Sciences Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner (Effective 2-15-13, Kris Jenner will be replaced by Taymur Tammaddon)

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Biotechnology	36.7
Health Care Providers & Services	22.1
Pharmaceuticals	19.0
Health Care Equipment & Supplies	15.0
Life Sciences Tools & Services	2.7
Health Care Technology	1.1
Food & Staples Retailing	0.8
Software	0.7
Chemicals	0.6
Professional Services	0.4
IT Services	0.3
Commercial Services & Supplies	0.2
Insurance	0.2
Short-Term Investments & Other	0.2

*	Industries as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Health Sciences Trust Series I returned +31.89%, outperforming the +23.91% return of the Lipper Health/Biotechnology Index.

Environment  >  Major U.S. stock market indexes produced solid returns in 2012, despite muted U.S. economic growth, a recession and sovereign debt crisis in Europe, and a slowdown in emerging economies. Health Care outperformed the broader market, driven by strong gains in the biotechnology and life sciences industries.

Stock selection in the services group contributed to relative performance, as the portfolio benefited from merger and acquisition activity. Catamaran Corp. advanced after Catamaran announced plans to acquire Catalyst Health Solutions, Inc. We continue to favor the services sector, because drug distributors are likely to benefit from branded drugs losing patent protection. Picking managed care companies that may benefit from the expansion of the Medicaid program or lower medical costs will continue to be a theme for the portfolio.

Stock selection added the most value in the pharmaceuticals segment. Pharmacyclics, Inc.’s shares rose when the company announced further testing of its main product, Ibrutinib, and received payment from its distribution partner, Johnson & Johnson. The portfolio continues to hold a sizable position in pharmaceuticals and a slight overweight relative to the benchmark. The next few years are likely to determine which companies’ pipelines will bear fruit, leading to better identification of the winners within the sector.

Stock selection in products and devices also added to relative performance. China Kanghui Holdings, ADS, (later sold), a leader in the nascent Chinese orthopedic implant market, performed well. The stock benefited from increasing revenue and profit margins. The portfolio continued to maintain a neutral weight relative to the benchmark in the products and devices sector, while emphasizing innovative companies.

Stock selection in biotechnology contributed to relative returns. Regeneron Pharmaceuticals, Inc.’s shares rose, as the company’s treatment for eye disease delivered favorable results during the last phase of regulatory testing. Biotechnology continued to be the largest portfolio weight, but more or less in line relative to the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	31.89%	9.29%	13.40%	55.89%	251.75%
Health Sciences Trust Series II	31.59%	9.07%	13.17%	54.33%	244.65%
Health Sciences Trust Series NAV[2]	31.93%	9.35%	13.45%	56.36%	253.15%
S&P 500 Index[3,5]	16.00%	1.66%	7.10%	8.59%	98.58%
Lipper Health/Biotechnology Index[4,5]	23.91%	7.47%	10.41%	43.38%	169.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Heritage Trust

Subadviser: American Century Investment Management Inc.
Portfolio Managers: David Hollond, Greg Walsh

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital growth. Under normal market conditions, the Trust invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the Trust may purchase other types of securities as well.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	22.0
Information Technology	18.5
Industrials	14.6
Health Care	13.6
Consumer Staples	8.4
Materials	6.7
Financials	5.7
Energy	5.2
Telecommunication Services	2.7
Short-Term Investments & Other	2.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Heritage Trust Series NAV returned +16.11% outperforming the +15.81% return of the Russell Midcap Growth Index.

Environment  >  Equity indices delivered solid, albeit volatile, returns. Markets stumbled early in the year, as data from China indicated that its economy had cooled more than anticipated. European sovereign debt issues also weighed on markets. In the third quarter, however, a new bailout plan for Europe, combined with large bond purchasing programs by central banks, provided optimism that major economies would recover. Markets sagged again in the fourth quarter, when uncertainty about the U.S. presidential election and concern about the ”fiscal cliff“ added to investor worries. Equities rallied late in the year on reports of stronger growth in China and perceptions that the ”fiscal cliff“ would be avoided.

The portfolio delivered solid annual gains, outpacing benchmark returns. Holdings in the Information Technology, Consumer Staples and Health Care sectors accounted for the bulk of outperformance. Stock decisions in the Materials and Industrials sectors detracted from relative results. In Information Technology, beneficial stock decisions in the software group included an overweight stake in cloud-based software provider NetSuite, Inc. The portfolio was rewarded for an underweight allocation to the semiconductor group, which declined in the benchmark.

Outperformance in Consumer Staples was driven by positions in the food and staples retailing group, including an overweight stake in Whole Foods Market, Inc., which benefited from a trend toward healthier diets and organic foods. The portfolio benefited from sidestepping the personal products industry group. The Health Care sector was also a large source of relative gains, attributable largely to stock decisions among health care providers.

Relative underperformance in Materials was primarily a function of benchmark names to which the portfolio was underexposed. The two largest detractors were paint companies Sherwin-Williams Company, which the portfolio underweighted, and PPG Industries, Inc., which Heritage did not own. Both companies outperformed as a result of strong housing data.

The Industrials sector was a meaningful source of underperformance versus the benchmark. An overweight in hazardous waste disposal company Clean Harbors, Inc. detracted. In the electrical equipment industry group, Polypore International, Inc., which manufactures lithium-ion separators used in electric vehicles, was hurt by competitor concern. In the machinery industry, several overweight positions trimmed relative performance. We sold both Clean Harbors and Polypore prior to year end.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Heritage Trust Series NAV (began 10/24/05)	16.11%	–2.98%	—	4.35%	–14.03%	—	35.78%
Russell Midcap Growth Index[2,3]	15.81%	3.23%	—	6.22%	17.24%	—	54.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Core Trust

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Thomas Hancock, David Cowan

INVESTMENT OBJECTIVE & POLICIES  >  To seek high total return by investing in equity investments or sectors that the subadviser believes will provide higher returns than the MSCI EAFE Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	17.0
Energy	13.2
Health Care	12.7
Consumer Discretionary	11.1
Industrials	10.7
Telecommunication Services	9.1
Consumer Staples	6.9
Materials	6.3
Utilities	6.3
Information Technology	3.6
Short-Term Investments & Other	3.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the International Core Trust Series I total return was +15.05%, underperforming the +17.90% return of MSCI EAFE Index.

Environment  >  Within the portfolio, stock selection, sector exposures and country allocation all detracted from performance relative to the MSCI EAFE Index. Stock selection was weakest within Japan and Germany, but strong in Australia. By sector, our holdings detracted the most in Consumer Discretionary, while adding value in Energy and Telecommunication Services. Our stock selection disciplines had mixed results during the year. Stocks ranked highly by quality-adjusted value or intrinsic value underperformed while those that demonstrated strong momentum characteristics outperformed.

Individual stock positions that were significant detractors from relative performance included overweights in German utility E.ON, AG, Japanese retailer Yamada Denki Company, Ltd. and French oil company Total S.A. Stock positions that added to relative returns included overweights in French pharmaceutical Sanofi S.A., UK financial firm Barclays PLC, and Australian telecommunication company Telstra Corp, Ltd.

Sector exposures –– a result of stock selection –– had a negative impact, mainly from our underweight to Financials, which outperformed, and our overweights to Telecommunication Services and Energy, which underperformed. Country allocation detracted from relative return, including our overweights to Italy and Spain, which underperformed, and our underweight to Hong Kong, which outperformed.

The international equity market’s advance in 2012 highlights the need for strong investment discipline and process. While market movements along the greed and fear spectrum make for interesting talk show fodder, an investment process focused on valuing each source of market returns helps separate facts from noise. Our investment process emphasizes analysis over emotion. Whether the market is in the grips of fear, greed or somewhere in between, our process will focus on finding the most undervalued opportunities offered up by market conditions. We favor undervalued opportunities: In this period, Italy, Spain and Japan on a country basis; Energy, Telecommunication Services and Health Care by sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	15.05%	–3.66%	7.26%	–16.99%	101.48%
International Core Trust Series II	14.82%	–3.84%	7.07%	–17.79%	97.93%
International Core Trust Series NAV[2]	15.16%	–3.61%	7.31%	–16.79%	102.45%
MSCI EAFE Index[3,4]	17.90%	–3.21%	8.70%	–15.07%	130.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Growth Stock Trust

Subadviser: Invesco Advisers, Inc.
Portfolio Managers: Clas G. Olsson, Jason T. Holzer, Matthew Dennis, Shuxin Cao, Mark Jason

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the Trust’s subadviser to have strong earnings growth. The Trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	22.2
Information Technology	12.4
Financials	10.6
Consumer Staples	10.2
Industrials	9.8
Health Care	9.2
Energy	8.6
Materials	4.8
Telecommunication Services	2.8
Utilities	0.9
Short-Term Investments & Other	8.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the International Growth Stock Trust Series NAV returned +15.64%, underperforming the 17.28% return of the MSCI EAFE Growth Index.

Environment  >  Global equity markets were quite volatile during the year, which began with global equity markets performing strongly in the first quarter due to accommodative central bank policy measures.

Markets retreated during the second quarter, with the European debt crisis dominating the headlines. Greece created increasing concerns over the possibility of a debt default and exit from the European Union. Markets rallied during the third quarter, based on more accommodative central bank policies. The U.S. Federal Reserve announced a third round of quantitative easing and the Bank of Japan took steps to increase its asset purchase program. The European Central Bank also announced new measures to support the Eurozone economies. Markets cooled again at year-end due to the U.S. presidential election and worries about the looming “fiscal cliff,” set to take effect in January. Worries over the European economy and a flare up in the Middle East also fueled concerns. Despite all these concerns, most markets posted strong gains.

The portfolio posted a solid annual return, but underperformed the MSCI EAFE Growth Index. Returns were positive in nine of the 10 invested sectors. An overweight position in the Energy sector along with negative stock selection in the Financial and Telecommunication Services sectors hurt relative performance. Our exposure to Canada, a country not in the Index, was the primary detractor from relative results at the country-level. Underweights in France, Switzerland and the Netherlands hurt as well.

Strong stock selection within Materials was the key positive factor versus the benchmark. An underweight in this sector helped as well. Overweight positions in the Consumer Discretionary and Information Technology sectors also contributed to relative performance. Geographically, the portfolio’s exposure in the UK was the leading contributor to relative performance. Underweight positions in Australia, Spain and Japan helped as well.

At year-end, the largest overweight positions were in Consumer Discretionary, Energy and Information Technology. The largest underweights were in the Consumer Staples, Materials and Industrials sectors. Geographically, the largest overweight positions were in the U.S., Canada and Mexico. The largest underweights were in Japan, Switzerland and Australia. Sector and geographic positions are always a result of our bottom-up fundamental analysis.

With market volatility likely to continue, we intend to remain true to our bottom-up, long-term investment philosophy, focusing on identifying high quality companies that we believe offer good long-term growth prospects at attractive valuations.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Growth Stock Trust Series I (began 9/16/10)[2]	15.59%	—	—	7.15%	—	—	17.15%
International Growth Stock Trust Series II (began 9/16/10)[2]	15.57%	—	—	7.14%	—	—	17.13%
International Growth Stock Trust Series NAV (began 9/16/10)	15.64%	—	—	7.17%	—	—	17.20%
MSCI EAFE Growth Index[3,4]	17.28%	—	—	6.09%	—	—	14.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets (excluding the U.S. and Canada) that have higher than average growth characteristics.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Small Company Trust

Subadviser: Dimensional Fund Advisors LP
Portfolio Managers: Karen E. Umland, Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The Trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	25.7
Consumer Discretionary	19.4
Financials	13.4
Materials	12.0
Information Technology	10.4
Consumer Staples	6.9
Energy	5.2
Health Care	4.7
Utilities	2.0
Telecommunication Services	1.0
Short-Term Investments & Other	(0.7)

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the International Small Company Trust Series NAV returned +19.24%, underperforming the +20.42% return of the MSCI EAFE Small Cap Index.

Environment  >  In 2012, a very strong second half allowed developed non-U.S. markets to recover the ground lost in 2011. The 2012 return as measured by the MSCI World ex USA Index was 17%. Although all developed markets had positive dollar-denominated returns for the year, dispersion among individual countries remained elevated, from Belgium’s strong double digit returns to a small gain for Israel. Currency fluctuations had a minimal impact on U.S. dollar-denominated equity returns in 2012, as the U.S. dollar depreciated slightly against most major currencies while sharply appreciating against the yen. Financials was the strongest sector, with REITs being the best performing within Financials. Conversely, Energy was the weakest sector.

Using the MSCI World ex USA indexes which serve as indicators for developed market equities for comparison, we observe that value stocks in developed markets outperformed their growth counterparts in 2012. Small-cap value stocks outperformed small-cap growth, while large-cap value stocks outpaced large-cap growth. Small caps outperformed large caps.

The portfolio’s exposure to Canada, which is not included in the benchmark, was the primary contributor to the Trust’s relative underperformance, as Canada significantly lagged the overall Index during the year. This was partially offset by our smaller allocation to Japan, which contributed to relative performance as Japan underperformed. The portfolio’s greater exposure to stocks with a market capitalization less than $1 billion hurt relative performance, as these stocks underperformed. Also detracting from relative returns was the portfolio’s exclusion of REITs, as these securities outperformed. In addition, the portfolio’s return is net of dividend withholding taxes, fees and expenses, which detract from relative performance, as the Index does not take these items into account. The portfolio’s allocations to countries and sectors result from our portfolio construction process and are not tactical bets.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Small Company Trust Series I2	19.19%	–1.39%	—	0.61%	–6.74%	—	4.15%
International Small Company Trust Series II2	19.00%	–1.50%	—	0.52%	–7.29%	—	3.53%
International Small Company Trust Series NAV (began 4/28/06)	19.24%	–1.36%	—	0.63%	–6.59%	—	4.31%
MSCI EAFE Small Cap Index[3,4]	20.42%	–0.51%	—	–0.41%	–2.54%	—	2.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. & Canada and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Value Trust

Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Peter Nori, Neil Devlin

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	33.4
Energy	11.5
Industrials	10.5
Health Care	10.3
Telecommunication Services	9.2
Information Technology	8.5
Consumer Discretionary	5.7
Materials	4.5
Consumer Staples	3.7
Utilities	1.0
Short-Term Investments & Other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the International Value Trust Series I returned +19.38%, outperforming the +17.90% return of the MSCI EAFE Index.

Environment  >  Nearly all major stock sectors delivered positive results in 2012. Although weak sentiment in early 2012 left many investors ill-prepared for the stock market rally, our value discipline positioned the portfolio in stocks we viewed as undervalued and having the greatest potential for appreciation, and the portfolio performed well. Stock selection supported relative performance, particularly in our Financials holdings. Many of the portfolio’s leading performers were European Financials stocks, including BNP Paribas S.A. The company generated more capital than its regional peers and doubled third-quarter profit. Even after robust gains in 2012, European bank stock performance has still lagged that of U.S. banks since 2009 and remained near two-decade low valuations despite fundamental repair and recapitalization, suggesting further appreciation potential.

Although high conviction overweightings in low-valued sectors such as Financials helped returns, so did our caution in higher-valued sectors. The portfolio’s long-standing underweighting in the Materials sector, and preference for chemicals and packaging firms over metals and mining holdings, supported relative performance. Mining valuations remained unattractive to us as we believe many firms demonstrated poor capital discipline. Furthermore, we see the industry’s reliance on China as the primary source of marginal commodity demand as potentially destabilizing given the country’s unsustainable investment and infrastructure spending. An underweight in Utilities contributed. The portfolio’s Industrials stocks also aided outperformance, owing to stock selection. Deutsche Lufthansa A.G. was a leading performer, as air traffic volume improved and the company shed costs and reduced capacity.

Instances of relative underperformance were primarily attributable to stock-specific weakness in Consumer Staples and a detractive overweighting in Telecommunication Services. Tesco PLC, a large U.K. grocery retailer, declined considerably in January 2012 after warning that the increased capital expenditures required to win back customers would likely result in lower near-term profits. We believe the company’s investments could help it retain domestic market share, and international expansion and a move toward online retailing remained underappreciated potential growth drivers. Regulatory and competitive issues and anemic revenue growth kept the Telecommunication Services sector out of favor, allowing us to buy highly profitable companies with healthy dividend yields at depressed valuations. Stock selection in the eurozone and Japan as well as an overweighting in the eurozone and an underweighting in Japan were beneficial. Conversely, stock selection in non-euro Europe and Asia ex-Japan hurt relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	19.38%	–2.65%	9.22%	–12.55%	141.58%
International Value Trust Series II	19.07%	–2.84%	9.00%	–13.42%	136.82%
International Value Trust Series NAV[2]	19.36%	–2.60%	9.24%	–12.35%	142.04%
MSCI EAFE Index[3,4]	17.90%	–3.21%	8.70%	–15.07%	130.35%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Balanced PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the ”Equity Allocation“) and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities (the ”Fixed Income Allocation“). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	50.2
Large Blend	22.4
U.S. Large Cap	15.7
International Large Cap	3.1
Emerging Markets	3.0
U.S. Mid Cap	2.4
International Small Cap	1.7
U.S. Small Cap	1.2
Small Value	0.4
Small Cap Growth	0.3
Fixed Income	49.8
Intermediate Bond	49.8

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Lifestyle Balanced PS Series Trust Series II returned +10.54%, underperforming the +11.31% return of the Combined Index.

Environment  >  During 2012, investors were faced with a challenging environment including recessions throughout Europe and in Japan, fears of the U.S. economy diving over the ”fiscal cliff,“ slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Although most of the headline news seemed to have a negative underlying tone, most major global equity and fixed income market indexes posted gains during 2012.

The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 17% while the MSCI Emerging Markets Index gained more than 18%. Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index also had gains of over 4%.

The Trust’s performance was driven by our asset class positioning and the performance of our underlying managers. International developed and emerging market equities were among the largest contributors to relative results for the year, a dramatic reversal from 2011.

Several of our active funds turned in strong performance, including the Alpha Opportunities Trust (Wellington), which benefited from its stock picking within the Consumer Discretionary and Health Care sectors. The Blue Chip Growth Trust (T. Rowe Price) contributed through its stock selection within Technology as well as its underweight to Consumer Staples. The Fundamental Large Cap Value Trust (John Hancock Asset Management) posted strong results through its positioning within Financials and Consumer Discretionary stocks. Within fixed income, the Bond PS Trust (John Hancock Asset Management) also contributed, helped by its overweight to corporate bonds and underweight to Treasury-related securities. Offsetting these contributors were underperforming strategies such as the All Cap Value Trust (Lord Abbett) and the Fundamental Value Trust (Davis).

During the fourth quarter, the Trust’s allocation to the Strategic Allocation Trust was replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed portfolio with exposure to U.S. large-, mid- and small-cap stocks as well as international stocks.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Balanced PS Series Trust Series II (began 4/29/11)	10.54%	—	—	3.24%	—	—	5.49%
S&P 500 Index[2,5]	16.00%	—	—	5.20%	—	—	8.87%
Barclays U.S. Aggregate Index[3,5]	4.22%	—	—	6.21%	—	—	10.64%
Combined Index[4,5]	11.31%	—	—	5.88%	—	—	10.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Conservative PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income with some consideration given to growth of capital. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the ”Equity Allocation“) and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities (the ”Fixed Income Allocation“). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	20.2
Large Blend	8.0
U.S. Large Cap	7.6
International Large Cap	2.3
U.S. Mid Cap	0.9
International Small Cap	0.5
Small Value	0.5
U.S. Small Cap	0.4
Fixed Income	79.8
Intermediate Bond	79.8

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Lifestyle Conservative PS Trust Series II returned +7.53%, outperforming the +6.59% return of the Combined Index.

Environment  >  During 2012, investors were faced with a challenging environment including recessions throughout Europe and in Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Although most of the headline news seemed to have a negative underlying tone, most major global equity and fixed income market indexes posted gains during 2012.

Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond index recorded gains of over 4%. While the U.S. Federal Reserve continued its quantitative easing operations throughout the year, U.S. Treasury bonds maintained a relatively strong bid. For example, the yield of the 10-Year U.S. Treasury bond traded below 2% for much of the year. Further along the fixed income risk spectrum, investors were rewarded with stronger gains. The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 17% while the MSCI Emerging Markets Index gained more than 18%.

The Trust’s outperformance was driven primarily by the performance of our underlying managers, including the Bond PS Trust (John Hancock Asset Management), which was helped by its overweight to corporate bonds and underweight to Treasury-related securities. Another contributor was the Blue Chip Growth Trust (T. Rowe Price).

During the fourth quarter, the Trust’s allocation to the Strategic Allocation Trust was replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed portfolio with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Conservative PS Series Trust Series II (began 4/29/11)	7.53%	—	—	4.59%	—	—	7.82%
S&P 500 Index[2,5]	16.00%	—	—	5.20%	—	—	8.87%
Barclays U.S. Aggregate Index[3,5]	4.22%	—	—	6.21%	—	—	10.64%
Combined Index[4,5]	6.59%	—	—	6.20%	—	—	10.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Growth PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Current income is also a consideration. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the ”Equity Allocation“) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities (the ”Fixed Income Allocation“). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	70.3
Large Blend	31.0
U.S. Large Cap	22.1
International Large Cap	4.5
Emerging Markets	4.1
U.S. Mid Cap	2.9
International Small Cap	2.5
U.S. Small Cap	2.2
Small Value	0.5
Small Growth	0.5
Fixed Income	29.7
Intermediate Bond	29.7

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Lifestyle Growth PS Series Trust Series II returned +12.45%, underperforming the +13.66% return of the Combined Index.

Environment  >  During 2012, investors were faced with a challenging environment including recessions throughout Europe and in Japan, fears of the U.S. economy diving over the ”fiscal cliff,“ slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Although most of the headline news seemed to have a negative underlying tone, most major global equity and fixed income market indexes posted gains during 2012.

The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 17% while the MSCI Emerging Markets Index gained more than 18%. Within fixed income, the U.S. bond market as represented by the Barclays Aggregate Bond Index also had gains of over 4%.

Some of the active managers detracted from performance. These included underperforming strategies such as the All Cap Value Trust (Lord Abbett) and the Fundamental Value Trust (Davis).

The Trust’s relative performance was helped by our asset class positioning. International developed and emerging market equities were among the largest contributors to relative results, a dramatic reversal from 2011.

Several of our active funds contributed to performance, including the Alpha Opportunities Trust (Wellington), which benefited from its stock picking within the Consumer Discretionary and Health Care sectors. The Blue Chip Growth Trust (T. Rowe Price) contributed through its stock selection within Technology as well as its underweight to Consumer Staples. The Fundamental Large Cap Value Trust (John Hancock Asset Management) posted strong results through its positioning within Financials and Consumer Discretionary stocks. Within fixed income, the Bond PS Trust (John Hancock Asset Management) also contributed, helped by its overweight to corporate bonds and underweight to Treasury-related securities.

During the fourth quarter, the Trust’s allocation to the Strategic Allocation Trust was replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed portfolio with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Growth PS Series Trust Series II (began 4/29/11)	12.45%	—	—	2.27%	—	—	3.84%
S&P 500 Index[2,5]	16.00%	—	—	5.20%	—	—	8.87%
Barclays U.S. Aggregate Index[3,5]	4.22%	—	—	6.21%	—	—	10.64%
Combined Index[4,5]	13.66%	—	—	5.59%	—	—	9.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 80% S&P 500 Index and 20% Barclays U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Lifestyle Moderate PS Series

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the ”Equity Allocation“) and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities (the ”Fixed Income Allocation“). At the discretion of the subadviser, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadviser may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	40.4
Large Blend	18.0
U.S. Large Cap	13.1
International Large Cap	3.9
U.S. Mid Cap	1.9
International Small Cap	1.8
U.S. Small Cap	1.0
Small Value	0.4
Small Cap Growth	0.3
Fixed Income	59.6
Intermediate Bond	59.6

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Lifestyle Moderate PS Series Trust Series II returned +9.55%, outperforming the +8.95% return of the Combined Index.

Environment  >  During 2012, investors were faced with a challenging environment including recessions throughout Europe and in Japan, fears of the U.S. economy diving over the ”fiscal cliff,“ slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Although most of the headline news seemed to have a negative underlying tone, most major global equity and fixed income market indexes posted gains during 2012.

Within fixed income, the U.S. bond market as represented by the Barclays Aggregate Bond Index recorded gains of over 4%. While the U.S. Federal Reserve continued its quantitative easing operations throughout the year, U.S. Treasury bonds maintained a relatively strong bid. For example, the yield of the 10-Year U.S. Treasury bond traded below 2% for much of the year. Further along the fixed income risk spectrum, investors were rewarded with stronger gains. The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 17% while the MSCI Emerging Markets Index gained more than 18%.

The Trust’s outperformance over the year was driven primarily by the performance of our underlying managers. From an asset class positioning perspective, the Trust’s allocations to international developed stocks also contributed to relative results, a dramatic reversal from 2011.

Several of our active funds turned in strong relative performance, including the Bond PS Trust (John Hancock Asset Management) which was helped by its overweight to corporate bonds and underweight to Treasury-related securities. Other notable contributors included the Alpha Opportunities Trust (Wellington), the Fundamental Large Cap Value Trust (John Hancock Asset Management), and the Blue Chip Growth Trust (T. Rowe Price).

During the fourth quarter, the Trust’s allocation to the Strategic Allocation Trust was replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed portfolio with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Moderate PS Series Trust Series II (began 4/29/11)	9.55%	—	—	3.98%	—	—	6.77%
S&P 500 Index[2,5]	16.00%	—	—	5.20%	—	—	8.87%
Barclays U.S. Aggregate Index[3,5]	4.22%	—	—	6.21%	—	—	10.64%
Combined Index[4,5]	8.95%	—	—	6.09%	—	—	10.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	Barclays U.S. Aggregate Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Stock Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, Mario E. Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	23.3
Information Technology	21.2
Health Care	17.0
Industrials	13.5
Energy	7.1
Materials	6.6
Financials	6.4
Consumer Staples	1.4
Telecommunication Services	1.0
Short-Term Investments & Other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mid Cap Stock Trust Series I returned +22.21%, outperforming the +15.81% return of the Russell Midcap Growth Index.

Environment  >  U.S. equities moved higher during the period, in part due to a strengthening housing market and central bank interventions around the globe. Europe continued to grapple with economic and structural challenges. However, investors’ risk appetites surged after European Central Bank (ECB) President, Mario Draghi, revealed a comprehensive plan to support struggling sovereign bond issuers, including direct, open-market purchases of government bonds. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue, and economic malaise in Europe, investors bid up risk assets amid signs of recovery in China and indications that the housing market could bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe. Nine out of 10 of the Russell Midcap Growth Index sectors posted absolute gains for the year. The Telecommunication Services, Materials and Health Care sectors led the way, while the Utilities sector was the only one to decline.

The Trust’s outperformance during the year was the result of strong stock selection, particularly in the Consumer Discretionary, Information Technology, and Health Care sectors. Within Consumer Discretionary, our position in clothing manufacturer Hanesbrands, Inc. helped relative results. In Information Technology, career networking website LinkedIn Corp., global interconnection and data center company Equinix, Inc., and customer relationship management application company Salesforce.com, Inc. were also top performers for the period. Within Health Care, pharmacy benefit management company Catamaran Corp. was additive.

Allocation among sectors, a result of our fundamentally driven, bottom-up stock selection process, had a small negative impact. An overweight to the Information Technology sector detracted, as did an underweight to the outperforming Materials sector. Security selection within Consumer Staples also hurt relative results. Top relative detractors from performance included designer and market of fashion-oriented footwear Deckers Outdoor Corp., mobile network access solution provider Aruba Networks, Inc., and cloud computing company Riverbed Technology, Inc. All three of these were sold prior to period-end.

During the year, we decreased our active exposure to the Information Technology sector. We increased our absolute exposure to Materials and Financials stocks.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	22.21%	0.18%	10.64%	0.89%	174.78%
Mid Cap Stock Trust Series II	22.01%	–0.03%	10.41%	–0.14%	169.24%
Mid Cap Stock Trust Series NAV[2]	22.25%	0.23%	10.69%	1.14%	176.13%
Russell Midcap Growth Index[3,4]	15.81%	3.23%	10.32%	17.24%	167.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Value Equity Trust

Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: Steve Schroll, Paul Stocking, Laton Spahr

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations, at the time of investment, fall within the range of the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	24.9
Industrials	13.5
Consumer Discretionary	13.1
Health Care	11.1
Energy	8.7
Materials	8.6
Information Technology	8.3
Utilities	7.9
Consumer Staples	2.6
Telecommunication Services	1.1
Short-Term Investments & Other	0.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mid Cap Value Equity Trust Series NAV returned +18.47%, underperforming the +18.51% return of the Russell Midcap Value Index.

Environment  >  The U.S. equity market posted its best annual performance since 2007, but with pronounced market volatility that was driven by worries about the U.S. fiscal cliff, the economic health of Europe and China, and a gridlocked, highly partisan political environment at home.

The Trust underperformed the benchmark because of poor sector allocation, offset slightly by stock selection.

On the negative side we had a difficult time in the Energy sector, which suffered from slow GDP growth, which weakened commodity prices. We reduced our overweight to the sector and at year-end, we were closer to benchmark weight. Our underweight in the Financials sector hurt relative performance. We remain underweight Financials almost entirely due to our underweight in the REIT space, which represents over 12% of the Russell Midcap Value Index. As with Utilities, we believe REITs are expensive in part due to dividend yield chasing.

Top contributing sectors to relative performance were Materials, Utilities and Industrials. The weakest sectors relative to the Index were Energy, Financials and Consumer Staples. Stock selection in the Materials sector was particularly strong, focused in the chemicals industry. The team focused on the lack of industry capacity growth, which over the year enabled our holdings to raise prices in spite of flat demand in a slow growth economic environment. We were overweight the Materials sector through the year. In the Utilities sector, where we were significantly underweight due to our view that the sector was expensive, we benefited by being underweight and selecting good stocks. We continue to believe this sector is overvalued due to dividend yield chasing and remain underweight.

From a broad perspective, we believe the fiscal cliff agreement resolved some details of the tax half of the question but did nothing to address spending. Congress will have to address that when it negotiates an extension of U.S. borrowing limits. As a result, we foresee continued volatility in the U.S. equity market. That said, once these political budgetary and financial issues fade, we believe investors will be able to re-focus their attention on the pace of economic growth and on prospects for corporate earnings and revenue growth in 2013, which are positive relative to the rest of the developed world. Overall, we are cautiously optimistic about the returns the U.S. equity market could generate in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Value Equity Trust Series NAV (began 4/28/06)	18.47%	0.90%	—	2.90%	4.56%	—	21.05%
Russell Midcap Value Index[2,3]	18.51%	3.79%	—	4.17%	20.44%	—	31.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The Trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.2
Consumer Staples	10.1
Energy	9.5
Consumer Discretionary	9.3
Industrials	8.5
Materials	8.4
Utilities	8.2
Information Technology	7.6
Health Care	6.7
Telecommunication Services	1.0
Short-Term Investments & Other	5.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Mid Value Trust Series NAV returned +19.43%, outperforming the +18.51% return of the Russell Midcap Value Index.

Environment  >  Major U.S. equity indexes produced solid returns in 2012, despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and coordinated actions by central banks to stimulate economic growth.

The portfolio outpaced the Russell Midcap Value Index for the year. Broadly speaking, stock selection accounted for most of the outperformance, and sector allocation was positive as well. Financials, Energy, Information Technology and Materials all boosted relative results, while Consumer Discretionary, Telecommunication Services and Consumer Staples detracted.

Financials was the most significant contributor, due to stock choices that included First American Financial Corp. and Fidelity National Financial, Inc. These two title insurers both benefited from signs of improvement in the housing market. Energy provided an additional boost, as our stock holdings significantly outpaced their benchmark peers. In Information Technology, stock selection helped relative performance, and an underweight to the sector was an added benefit. Our Materials holdings outperformed those of the Index, particularly gold manufacturers Agnico-Eagle Mines Ltd. (which was sold before the end of the period) and Franco Nevada Corp.

In Consumer Discretionary, stock selection detracted, though a favorable overweight mitigated that effect. A notable underperformer was Strayer Education, Inc., which suffered amid increased federal scrutiny of the for-profit education industry. The Telecommunication Services sector was another area of relative weakness, due to stock choices and an underweight. In Consumer Staples, our stock holdings underperformed, but our overweight allocation partly offset that.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I2	19.42%	4.73%	10.93%	25.99%	182.21%
Mid Value Trust Series II2	19.29%	4.52%	10.76%	24.72%	177.76%
Mid Value Trust Series NAV[3]	19.43%	4.76%	10.95%	26.20%	182.79%
Russell Midcap Value Index[4,5]	18.51%	3.79%	10.63%	20.44%	174.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Mid Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The inception date for Series NAV shares of the Mid Value Trust is February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to February 28, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. The inception date for these Shares is May 1, 1998.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mutual Shares Trust

Subadviser: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective. Under normal market conditions, the Trust invests primarily in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	16.8
Consumer Staples	16.6
Energy	12.7
Consumer Discretionary	10.7
Health Care	10.0
Information Technology	8.1
Industrials	5.5
Materials	3.9
Utilities	3.8
Telecommunication Services	1.9
Short-Term Investments & Other	10.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mutual Shares Trust Series NAV returned +14.08%, underperforming the +16.00% return of the S&P 500 Index.

Environment  >  Headwinds to global growth hurt most world regions during 2012, including recently resilient emerging markets. However, the slowdown appeared less severe than expected in developed markets, such as Germany and the United States. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. The U.S. economy was supported by positive construction, housing and labor market trends. Potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence late in the year, and most stock markets made solid 12-month gains.

Key detractors from portfolio performance included Exelon Corp., Xerox Corp. and Vodafone Group PLC. Exelon’s shares declined as a challenging pricing environment, unseasonably warm weather and storm costs throughout the year hurt operations. Investors responded negatively after Xerox disclosed it had failed to meet its target profit margin and reduced its “steady state” margin rate. Vodafone struggled in 2012 due to economic weakness in its southern European markets, regulatory headwinds in the eurozone and India, and cannibalization of traditional voice services by data applications.

Top contributors included News Corp., a leading media conglomerate, and International Paper Company, a large paper company. Shares of News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into separate companies. Solid 2012 operating performance and realized price increases in its containerboard business led shares of International Paper to perform strongly.

At year-end, equities remained the core of the portfolio. We reduced the portfolio’s weightings in the Consumer Staples, Health Care and Utilities sectors and increased weightings of Financials, Energy and Consumer Discretionary holdings. Consistent with its investment strategy, the portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

During the year, the portfolio held foreign currency forwards to partially hedge the risks of its foreign investments. The hedges had a minor negative impact on the portfolio’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I2	14.13%	–0.09%	—	–0.87%	–0.44%	—	–4.82%
Mutual Shares Trust Series NAV (began 5/1/07)	14.08%	–0.05%	—	–0.84%	–0.27%	—	–4.66%
S&P 500 Index[3,4]	16.00%	1.66%	—	1.53%	8.59%	—	9.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Natural Resources Trust

Subadviser: RS Investment Management Co. LLC and Wellington Management Company, LLP
Portfolio Managers: Mackenzie Davis, Andrew Pilara, Jr., Kenneth Settles, Jr., Jay Bhutani, John C. O’Toole

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term total return by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Energy	59.7
Materials	35.1
Utilities	2.5
Industrials	1.2
Financials	0.6
Short-Term Investments & Other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Natural Resources Trust Series I returned +0.52%, underperforming the +2.29% return of the Combined Index.

Environment  >  On July 13, 2012, the Natural Resources Trust was split into two equally weighted sleeves that are managed independently by two subadvisers, RS Investment Management Co. LLC and Wellington Management Company, LLP.

RS Investment Management Co. LLC: Positive absolute contributors to performance include Cabot Oil & Gas Corp., Iluka Resources, Ltd. and Antofagasta PLC. Negative absolute contributors during the year included Concho Resources, Inc., and Laredo Petroleum Holdings, Inc. and Occidental Petroleum Corp.

The overall demand environment is still somewhat mixed as signs of an economic recovery in the private sector are offset by the pressures associated with the ongoing deleveraging in the public sector, particularly in developed countries. On the supply side of the equation, which is where we focus our research efforts, there are early signs of a potential improvement in pricing in some commodities.

More importantly, however, we believe that the outlook for returns from company-specific value creation remains as robust as ever. Companies create value by investing in projects that generate a return that exceeds their cost of capital. Lastly, the decline in natural resource stocks over the last two years has also lead to a positive outlook as relative valuations look compelling.

The longer-term outlook for natural resources remains positive, in our view. Supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the longer-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to rise. Our goal is to continue to provide our partners with exposure to the most advantaged natural resource companies across the commodities spectrum when we believe valuations are attractive. By doing so, we believe that we are best able to provide our investors with all the benefits associated with an investment in the natural resource space, while also mitigating the associated risks.

Wellington Management Company, LLP: Global equities moved higher during the year, due in part to central bank interventions around the globe. Investors set aside Europe’s continued economic and structural challenges to focus on European Central Bank plans to support struggling sovereign bond issuers, including direct open-market purchases of government bonds. The U.S. Federal Reserve’s announcement of a third round of quantitative easing also was well received by the market. Economic data was not all negative – China showed further signs of recovery and the U.S. housing market continued to strengthen. Within the custom benchmark, refining & marketing stocks surged; transportation & distribution and metals & minerals companies posted more modest gains. The precious metals & minerals and producers sub-sectors posted negative returns.

An overweight to, and selection within, producers hurt relative performance. Selection within precious metals & minerals and diversified metals & minerals also detracted as did not having exposure to paper & forest products companies. Top relative detractors included UK-based natural gas company BG Group, PLC and Hong Kong-listed coal producer Mongolian Mining Corp.

Positive results from sector allocation, a result of the bottom-up security selection process, contributed to relative results. Security selection in aggregate was negative during the year. An overweight to, and selection within, refining & marketing stocks contributed. Top relative contributors included chemical producer Lyondellbasell Industries N.V. and U.S. refining and marketing companies Marathon Petroleum Corp. and Phillips 66.

During the period, we reduced our exposure to producers and precious metals & minerals and increased our exposure to integrated oils and diversified metals & minerals.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Natural Resources Trust Series I (began 5/5/03)	0.52%	–6.59%	—	12.85%	–28.89%	—	221.44%
Natural Resources Trust Series II (began 5/5/03)	0.22%	–6.80%	—	12.61%	–29.67%	—	214.90%
Natural Resources Trust Series NAV[2]	0.58%	–6.56%	—	12.89%	–28.78%	—	222.51%
MSCI World Energy Index[3,8]	2.50%	–1.67%	—	12.03%	–8.10%	—	199.44%
MSCI World Metals & Mining Index[4,8]	1.14%	–5.84%	—	15.05%	–25.99%	—	287.33%
MSCI World Paper & Forest Products Index[5,8]	20.98%	–3.35%	—	2.19%	–15.67%	—	23.24%
Combined Index (old)[6,8,9]	4.13%	–2.45%	—	12.48%	–11.67%	—	211.39%
Combined Index (new)[7,8,9]	2.29%	–2.88%	—	13.68%	–13.62%	—	245.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI World Energy Index (gross of foreign withholding taxes on dividends) consists of the companies in the Energy sector of the MSCI World Index.

4	MSCI World Metals & Mining Index (gross of foreign withholding taxes on dividends) consists of the companies in the Metals & Mining industry of the MSCI World Index.

5	MSCI World Paper & Forest Products Index (gross of foreign withholding taxes on dividends) consists of the companies in the Paper & Forest Products industry of the MSCI World Index.

6	Combined Index (old) is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Index.

7	Combined Index (new) is comprised of 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9	Prior to July 16, 2012, the fund compared its performance to 60% MSCI World Energy/30% MSCI World Metals & Mining/ 10% MSCI World Paper & Forest Products Combined Index. After this date, the fund replaced this index with the 60% MSCI World Energy/40% MSCI World Metals & Mining Combined Index, which better reflects the subadvisers’ outlook on the fund’s investments and allocations to natural resources sectors.

Real Estate Securities Trust

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson, John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES  >  To seek a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (”REITs“) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Specialized REITs	27.6
Retail REITs	26.9
Residential REITs	21.6
Office REITs	12.3
Diversified REITs	7.9
Industrial REITs	2.7
Short-Term Investments & Other	1.0

*	Industries as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Real Estate Securities Trust Series I returned +17.26%, underperforming the +17.77% return of the MSCI U.S. REIT Index.

Environment  >  In the face of economic uncertainty and broad market volatility, U.S. real estate investment trusts outperformed the broader equity market in 2012, supported by their well-capitalized balance sheets, limited supply and attractive dividend yields. REITs began the year positively as improving macroeconomic news and relief rallies across global equities helped propel markets higher during the first quarter. The domestic listed real estate market outperformed the broader equity market in the second quarter. Positive returns for REITs were impressive in the face of continued negative global economic data and spreading sovereign and bank risk in Europe. Large gains came in the last week of the quarter, after the European Union summit. Despite the overwhelming view that the additional liquidity pledged coming out of the summit did little to solve the problem, markets reacted favorably.

The U.S. REIT market generated a relatively flat return in the third quarter. During the quarter, economic indicators continued their bearish direction, causing negative revisions to GDP forecasts and a ”risk off“ market mood during the first part of the quarter. However, expectations for significant liquidity injections by the European and U.S. central banks as well as continued global credit loosening around the world and some stabilization in the economic data introduced a ”risk on“ bid in the equity markets in August. In September, both the European Central Bank and the U.S. Federal Reserve announced meaningful unlimited open market purchase programs designed to provide pricing support or liquidity to the markets.

In the fourth quarter, focus returned to the budget deadlock in Washington, as worries about the fiscal cliff and ongoing political wrangling kept investors on edge. Equity markets rallied at the tail end of December in anticipation of a compromise deal by the U.S. Congress despite little detail. A watered down version of a permanent plan was finally agreed upon after midnight on December 31 that extends tax cuts for most Americans but does nothing to reign in entitlement spending. Beyond the deafening commentary around the fiscal cliff that dominated the news headlines, economic data remained fairly resilient. Elsewhere, recent news flow has been encouraging, as positive Chinese manufacturing data, Japanese stimulus, the Greek bailout and improving U.S. macro data buoyed investor sentiment.

Unfavorable stock selection in the health care and industrial sectors detracted from performance during the year. However, stock selection was strong in a number of REIT sectors, including hotels, apartment, self storage and office. Sector allocation was somewhat accretive, due primarily to an overweight to the regional mall and retail sectors, the top performing areas of the REIT market for the period.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	17.26%	5.51%	12.09%	30.77%	213.19%
Real Estate Securities Trust Series II	17.09%	5.31%	11.88%	29.52%	207.33%
Real Estate Securities Trust Series NAV[2]	17.33%	5.57%	12.15%	31.14%	214.64%
MSCI U.S. REIT Index[3,4]	17.77%	5.58%	11.58%	31.20%	199.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Science & Technology Trust

Subadvisers: RCM Capital Management, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Huachen Chen, Walter C. Price, Jr., Kennard W. Allen

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term growth of capital. Current income is incidental to the Trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	85.4
Consumer Discretionary	6.4
Materials	1.2
Industrials	1.0
Health Care	0.6
Telecommunication Services	0.5
Short-Term Investments & Other	4.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Science & Technology Trust Series I returned +10.45%, underperforming the +14.52% return of the Lipper Science and Technology Index.

Environment  >  The Science & Technology Trust has two equally weighted sleeves that are managed independently by two subadvisers, RCM Capital Management, LLC and T. Rowe Price Associates, Inc.

RCM Capital Management, LLC Commentary  >  Global equity markets rose during the year, as the U.S. economic recovery established a firmer footing and global central banks took aggressive actions to help economic growth worldwide. The year began with an exceptionally strong first quarter, during which investors preferred larger stocks, as well as dividend-paying stocks, and many companies beat conservative earnings expectations. After the federal election, markets fell further as investors’ attention focused on the fiscal cliff. Technology stocks were especially weak, as many investors worried the ongoing uncertainty would cause corporations to continue to delay capital expenditures.

The outperformance of mega and large-cap technology stocks over smaller, higher-growth technology stocks continued to weigh on the portfolio’s performance. Historically, we have maintained a sizable underweight to mega and large-cap companies that do not typically have the growth rates advocated by our strategy. Though we moderated our underweight to these stocks over the year, we continue to have large positions in several mid-cap companies that we believe are the future winners in the Technology sector. During the year, our overweight to mid-caps detracted from active returns. In addition, stock selection within the segment was also weak with mid-cap holdings such as Fusion-io, Inc. and Skyworks Solutions, Inc. among the largest detractors from performance.

On the positive side, strong performance from Salesforce.com, Inc. contributed to our relative performance. Other top contributors included our underweight in Intel Corp. as well as an overweight in social media giant Facebook, Inc.

T. Rowe Price Associates, Inc. Commentary  >  Stock selection in the semiconductor industry was one of the largest detractors from relative results. As PC demand was lackluster, mixed-signal semiconductor company Marvell Technology Group Ltd. weighed on returns due to its exposure to the hard disk drive industry and PCs. NVIDIA Corp., a leading graphics chipmaker and seller of graphics and applications processors, faced headwinds but boasted promising opportunities in tablets and smartphones. We remain overweight against the benchmark in the semiconductor industry.

Stock selection in hardware was also unproductive. Technology giant Dell, Inc. slightly missed on its most recent quarterly release, as its PC hardware profits fell sharply. Dell’s non-PC businesses (servers, services, and storage) are growing solidly, and we believe the stock is overly discounted, reflecting a sharp business deterioration that we do not believe is likely to take place. We added to our weighting in hardware.

Deft stock picking and our underweight position in the telecommunication equipment industry boosted performance. Industrial technology company JDS Uniphase Corp. saw favorable trends in new product revenues, indicating market share gains. Aruba Networks, Inc., which operates in one of the fastest-growing areas of IT spending, enjoyed strong gross margins and top-line growth due to its ability to provide more reliable and secure network access than its competitors. We were modestly underweight the benchmark in the telecommunication equipment industry.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	10.45%	3.02%	8.53%	16.03%	126.71%
Science & Technology Trust Series II	10.23%	2.81%	8.35%	14.87%	122.92%
Science & Technology Trust Series NAV[2]	10.54%	3.07%	8.58%	16.33%	127.76%
S&P 500 Index[3,5]	16.00%	1.66%	7.10%	8.59%	98.58%
Lipper Science and Technology Index[4,5]	14.52%	2.33%	8.79%	12.21%	132.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Growth Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Steven C. Angeli, Mario Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Trust, ”small cap companies“ are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	25.0
Consumer Discretionary	19.3
Industrials	17.7
Health Care	14.7
Financials	6.7
Materials	6.5
Energy	6.4
Consumer Staples	3.1
Short-Term Investments & Other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Growth Trust Series NAV returned +16.52%, outperforming the +14.59% return of the Russell 2000 Growth Index.

Environment  >  U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct open-market purchases of government bonds.

Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market could bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe. Eight out of 10 sectors of the Russell 2000 Growth Index posted gains for the year. The Consumer Discretionary, Materials and Telecommunication Services sectors posted the largest gains, while the Energy and Utilities sectors declined.

The Trust’s outperformance for the year was the result of strong stock selection, particularly in the Industrials, Energy and Consumer Discretionary sectors. An overweight to Consumer Discretionary and an underweight to Energy were also additive. Top relative contributors included U.S.-based homebuilder PulteGroup, Inc., (sold before year end), pharmacy benefit management company Catamaran Corp. and clothing manufacturer and retailer Hanesbrands, Inc.

Weak selection within the Information Technology, Financials and Telecommunication Services sectors hurt relative results, as did an underweight to Health Care and an overweight to Information Technology. Relative detractors included designer and marketer of fashion-oriented footwear Deckers Outdoor Corp., semiconductor company Cypress Semiconductor Corp., and cloud computing company Riverbed Technology, Inc. All three were positions were sold.

At period end, the Information Technology and Consumer Discretionary sectors represented the Trust’s most significant overweights relative to the benchmark. Conversely, the Health Care and Consumer Staples sectors were the Trust’s largest underweights. During the period, the portfolio decreased its overweight exposure to the Consumer Discretionary sector, while exposure to the Materials sector moved from an underweight to an overweight position.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2	16.47%	1.47%	10.26%	7.55%	165.68%
Small Cap Growth Trust Series II2	16.29%	1.27%	10.09%	6.51%	161.46%
Small Cap Growth Trust Series NAV[3]	16.52%	1.52%	10.30%	7.83%	166.58%
Russell 2000 Growth Index[4,5]	14.59%	3.49%	9.80%	18.69%	154.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Growth Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Growth Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1986.

4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Opportunities Trust

Subadvisers: Dimensional Fund Advisors LP, Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Joseph H. Chi, Jed S. Fogdall, Henry F. Gray

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	23.0
Industrials	17.9
Consumer Discretionary	14.3
Information Technology	13.4
Health Care	8.7
Materials	8.1
Energy	7.8
Consumer Staples	3.7
Utilities	0.9
Telecommunication Services	0.5
Short-Term Investments & Other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Opportunities Trust Series I returned +16.84%, underperforming the +18.05% return of the Russell 2000 Value Index.

Environment  >  The Small Cap Opportunities Trust has two equally weighted sleeves that are managed independently by two subadvisers, Dimensional Fund Advisors LP and Invesco Advisers, Inc. The two strategies have complementary characteristics as Invesco’s strategy has a growth bias while Dimensional’s strategy has a value bias.

Dimensional Fund Advisors LP Commentary  >  Across all market capitalizations, the U.S. market was up by more than 16% in 2012, as measured by the Russell 3000 Index. This was despite political and economic uncertainty surrounding the outcome of the U.S. presidential election, disappointing U.S. economic data, especially in the labor market, and the continuing eurozone financial and economic crises.

Performance relative to the benchmark was primarily driven by the portfolio’s targeted focus towards deep value stocks — in particular towards both mid-cap and micro-cap value stocks, which outperformed those in the broader market and in the benchmark for the year. At the sector level, the portfolio’s exclusion of REITs detracted, as REITs were among the strongest performers during the year. In contrast, our exclusion of many highly regulated companies within the Utilities sector helped, as this represented one of the poorest performing sectors within the small cap universe for the year. Higher allocation towards the Consumer Discretionary and Materials sectors, the best performing sectors during the year, benefited the portfolio relative to the Index, in part due to our holdings of deeper value stocks within these sectors. The portfolio’s allocations to sectors, other than those excluded by the strategy, result from our portfolio construction process and are not tactical bets.

Invesco Advisers, Inc. Commentary  >  The Trust had strong positive returns but underperformed the Index due primarily to stock selection in the Financials and Health Care sectors. The portfolio outperformed in most sectors, including Materials, Consumer Staples, Utilities, Information Technology and Energy.

The portfolio underperformed by the widest margin in the Financials sector. Two holdings that detracted from returns in this sector were northeastern regional banks Webster Financial Corp. and FNB Corp. In addition, underperformance stemmed from a moderate underweight to real estate investment trusts, which benefited from the market’s appetite for dividend-paying securities.

The Trust also was challenged in the Health Care sector due both to stock selection and an underweight position in this relatively strong sector. One significant detractor was Auxilium Pharmaceuticals, Inc., which missed third-quarter revenue expectations for an older product. Sales of its newest product, however, are growing substantially and it has long-term potential for treatment of new diseases. For much of the year, biotechnology stocks outperformed other Health Care stocks, and a moderate underweight in biotechnology was detrimental.

The portfolio outperformed by the widest margin in the Materials sector. Eagle Materials, Inc., a producer of cement and wallboard products, benefited from a rebound in the housing market and enhanced pricing power. The stock gained well over 100% during the year. Another contributor was specialty polymer and color company PolyOne Corp. Information Technology also added to performance. The leading contributor in this sector was Cymer, Inc. A leading laser producer for semiconductor manufacturing, Cymer agreed in principle to be acquired for a substantial premium. Ariba, a leading software provider, was also acquired during the year. We tendered our positions in both companies.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Opportunities Trust Series I (began 5/5/03)	16.84%	2.59%	—	8.51%	13.66%	—	120.00%
Small Cap Opportunities Trust Series II (began 5/5/03)	16.61%	2.38%	—	8.29%	12.50%	—	115.80%
Small Cap Opportunities Trust Series NAV[2]	16.88%	2.64%	—	8.55%	13.91%	—	120.83%
Russell 2000 Index[3,5]	16.35%	3.56%	—	9.26%	19.09%	—	135.16%
Russell 2000 Value Index[4,5]	18.05%	3.55%	—	9.42%	19.03%	—	138.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Value Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Timothy J. McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The Trust’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	27.6
Financials	19.3
Consumer Discretionary	13.9
Health Care	9.8
Information Technology	8.2
Materials	7.1
Utilities	4.4
Energy	4.1
Consumer Staples	2.0
Short-Term Investments & Other	3.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Value Trust Series NAV returned +15.78%, underperforming the +18.05% return of the Russell 2000 Value Index.

Environment  >  U.S. equities rose during the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid signs of recovery in China and indications that the housing market could bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe. All 10 sectors of the Russell 2000 Value Index posted annual gains. The Consumer Discretionary, Materials and Financials sectors had the largest gains, while Energy and Utilities lagged.

Within the Trust, security selection detracted from relative performance during the period. Weak stock selection in the Financials, Materials and Industrials sectors was only partially offset by stronger selection within Health Care, Information Technology and Energy. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance. A residual cash position in a rising market and an underweight to Financials hurt relative results. This was partially offset by an overweight to Industrials and an underweight to Utilities.

Detractors from relative performance included U.S.-based branded office products supplier ACCO Brands Corp., North American office products wholesaler United Stationers, Inc., and web, email, and data security solutions provider Websense, Inc. Top contributors to relative performance included retailer Stage Stores, Inc., health care company ICON PLC, and outsourcing provider for government health and human services agencies Maximus, Inc.

At the end of the period, stock-by-stock decisions resulted in overweights to the Industrials and Health Care sectors. The Financials sector continued to be the Trust’s largest underweight.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I2	15.63%	6.99%	11.86%	40.19%	206.75%
Small Cap Value Trust Series II2	15.50%	6.77%	11.69%	38.78%	202.05%
Small Cap Value Trust Series NAV[3]	15.78%	7.05%	11.91%	40.57%	207.96%
Russell 2000 Value Index[4,5]	18.05%	3.55%	9.50%	19.03%	147.87%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Value Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The inception date for these shares is August 31, 1999.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Growth Trust

Subadviser: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	24.9
Consumer Discretionary	17.7
Health Care	17.0
Industrials	15.1
Financials	8.6
Energy	6.4
Materials	3.9
Consumer Staples	2.3
Telecommunication Services	1.3
Utilities	0.8
Short-Term Investments & Other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Company Growth Trust Series NAV returned +18.32%, outperforming the +14.59% return of the Russell 2000 Growth Index.

Environment  >  The year began with improving economic data and a rally in equities that continued into the spring. The ongoing eurozone debt crisis intensified in late spring creating significant volatility in equity markets. Fears began to subside after the European Central Bank announced new measures to support members and the U.S. Federal Reserve initiated a third round of quantitative easing. Near year-end, uncertainty around the election, and looming fiscal cliff left businesses unwilling to spend or invest.

During the period, the Trust posted strong positive returns and outperformed the Index due primarily to solid stock selection. Outperformance in the Consumer Discretionary, Industrials, Information Technology, Telecommunication Services and Energy sectors offset challenges in the Health Care, Consumer Staples and Financials sectors. The Trust outperformed by the widest margin in the Consumer Discretionary sector due primarily to stock selection. As the housing market began to recover, homebuilder Ryland Group, Inc. appreciated by more than 100%. Other strong contributors in this sector included TRW Automotive Holdings Corp. and DSW, Inc. The portfolio also outperformed in Industrials. Aerospace parts supplier TransDigm Group, Inc. continued to benefit from a recovery in after-market parts, while the private operator of prisons, Corrections Corp. of America, benefited from moves to convert into a real estate investment trust, which was rewarded by the market. Information Technology was another positive sector for the portfolio. SolarWinds, Inc., a provider of affordable IT software with an innovative web-based delivery model, showed resilient growth. Another contributor, Cymer, Inc., a leading producer of lasers for semiconductor manufacturing, agreed in principle to be acquired for a substantial premium.

The Trust underperformed the Index in the Health Care sector due both to stock selection and an underweight position in this relatively strong sector. One significant detractor was NuVasive Inc, which offers technology in minimally invasive surgeries. The company pre-announced that it would miss its third quarter earnings guidance, and the market punished the stock. Quality Systems, Inc., a health care software company, and Salix Pharmaceuticals, Ltd. also detracted. In Consumer Staples, snack company Diamond Foods, Inc. hurt performance with concerns surrounding its accounting practices. The portfolio sold both Quality Systems and Diamond Foods during the year. Portfolio changes were modest; however, the most significant changes included reductions in Consumer Staples, Information Technology and Energy. Exposure to Financials and Industrials was increased.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Company Growth Trust Series NAV (began 10/24/05)	18.32%	3.38%	—	6.54%	18.09%	—	57.70%
Russell 2000 Growth Index[2,3]	14.59%	3.49%	—	5.98%	18.69%	—	51.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	26.5
Financials	23.3
Consumer Discretionary	13.8
Materials	11.3
Information Technology	9.2
Energy	4.8
Utilities	4.2
Health Care	3.9
Consumer Staples	0.6
Telecommunication Services	0.5
Investment Companies	0.3
Short-Term Investments & Other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Small Company Value Trust Series I total return was +16.30%, underperforming the +18.05% return of the Russell 2000 Value Index.

Environment  >  Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations.

Stock selection drove the portfolio’s underperformance of the Index over the past 12 months, notably in the Energy and Materials sectors. The impact of stock selection was somewhat mitigated by favorable sector weights in the Materials sector.

The portfolio’s Energy holdings produced a negative absolute return and underperformed that of the Index. A notable detractor was CARBO Ceramics, Inc., a leading manufacturer of lightweight ceramic proppants used by pressure pumpers to complete oil and gas wells. The company suffered along with other firms exposed to natural gas as prices for the commodity stayed around historic lows. Further, logistic constraints hindered the firm from reaching more profitable oil-producing clients.

Our Materials stocks had a double-digit gain but lagged those in the benchmark. In particular, an investment in Aptargroup, Inc. weighed on performance versus the Index. The company supplies dispensing systems for household products, a stable business that can look unexciting to investors in a rising market. In addition, Aptargroup had significant exposure to end markets in Europe, which were particularly weak during the year.

The Financials sector saw significant improvement in 2012 versus lackluster 2011 performance. Our significant underweight and avoidance of some of the stellar performers within the benchmark weighed on relative returns.

The portfolio’s Information Technology sector outperformed that of the Index, primarily due to stock selection, notably Cymer, Inc., a supplier of light sources used in the photolithography process for semiconductor manufacturing. During the period, a large customer reported that it would acquire Cymer for a significant premium.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	16.30%	5.43%	10.28%	30.24%	166.02%
Small Company Value Trust Series II	16.11%	5.21%	10.07%	28.88%	161.00%
Small Company Value Trust Series NAV[2]	16.41%	5.48%	10.32%	30.55%	167.06%
Russell 2000 Value Index[3,4]	18.05%	3.55%	9.50%	19.03%	147.87%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Smaller Company Growth Trust

Subadvisers: Frontier Capital Management Company, LLC, John Hancock Asset Management (North America), Perimeter Capital Management, LLC
Portfolio Managers: Mark D. Garfinkel, James N. Behre, Michael A. Cavarretta, Carson Jen, Peter G. Kuechle, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term capital appreciation by investing at least 80% of its net assets in small cap equity securities, those with market capitalizations not exceeding $5.5 billion at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	21.1
Information Technology	20.3
Health Care	18.5
Consumer Discretionary	14.8
Financials	7.8
Energy	6.9
Materials	3.7
Telecommunication Services	2.6
Consumer Staples	1.7
Short-Term Investments & Other	2.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Smaller Company Growth Trust Series NAV returned +16.27%, outperforming the +14.59% return of the Russell 2000 Growth Index.

Environment  >  The Trust is a multi-managed fund, subadvised by Frontier (40%), Perimeter (40%) and John Hancock Asset Management (JHAM) (20%). Frontier manages a fundamentally derived sleeve focused on longer-term growth expectations (3-5 years). The JHAM sleeve is passively managed to the MSCI U.S. Small Cap Growth Index. Lastly, Perimeter manages a style- and cap-pure small growth sleeve.

Frontier Capital Management Company, LLC Commentary  >  The portfolio outperformed its benchmark in 2012. The market’s solid performance was achieved despite uncertainty around the U.S. fiscal cliff, continued weak economic data from Europe and decelerating growth in China. More than offsetting these headwinds were continued improvements in the domestic labor market, low inflation and coordinated monetary easing.

Outperformance was due entirely to positive stock selection in seven of the nine Russell sectors we examine. Our investments in Health Care were the strongest contributors. The portfolio’s top contributor, Equinix, Inc., was an Information Technology stock and was sold during the period.

Short-term market performance is apt to take its direction from events in Washington, as the government debt ceiling will drive another round of difficult negotiations early in 2013. In such an environment, we remain focused on finding companies that are beneficiaries of strong secular growth trends, enjoy identifiable product cycles, possess competitive advantages, which will drive share gains, and can continue to expand their operating margins. These firms should also have the financial strength to reward investors with acquisitions, stock buybacks and dividends.

John Hancock Asset Management (North America) Commentary  >  The MSCI US Small Cap Growth Index generated a strong total return for 2012 as a result of solid gains in the first and third quarters. Most of the 10 economic sectors finished well into positive territory for the year, led by the largest sectors, including Information Technology, Consumer Discretionary, Health Care, Industrials and Financial Services.

The first quarter was marked by strong corporate earnings and a confirmation from the U.S. Federal Reserve that low interest rates would remain in place through 2014. Reasonable valuations, high dividend yields and continued sales growth saw investors push stocks meaningfully higher.

The Index stumbled in the second quarter, as concerns about the European debt crisis, slowing economic growth in China and a sluggish U.S. economy pushed stocks lower. A rally late in June instigated by positive news out of Europe helped mitigate the quarterly result.

Stocks gained momentum through the third quarter, as European debt concerns in early July gave way to anticipation of another round of stimulus aimed at accelerating U.S. economic growth. September brought stimulus announcements from around the globe, including the U.S., Europe, China and Japan along with broad gains for U.S. stocks.

The final quarter of 2012 saw the benchmark index outperform large-cap stocks, as U.S. political issues took center stage. The U.S. election and then the fiscal cliff dominated the investment landscape, while U.S. stocks finished the year with fundamentals looking reasonably strong.

Perimeter Capital Management, LLC Commentary  >  Climbing a wall of worry into the second half of 2012, improvement in underlying domestic economic data helped to drive stock prices higher. As stock correlations fell, we benefited from a more discerning environment, where bottom-up company fundamentals once again mattered to investors. As the year drew to a close, fears of the fiscal cliff caused the market to trade downward until a late rally.

Our stock picks in Financials benefited from the trend toward outsourced mortgage servicing. While historically one of our better sectors for stock selection, Consumer Discretionary holdings struggled. In the second quarter in particular, several holdings faltered and did not meet our expectations. In Information Technology, software stocks proved problematic. Finally, an underweight position in Health Care along with weak stock selection hurt. Historically, our investment process leads us to significantly underweight biotechnology. This year that held back the portfolio, as this industry surged.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Smaller Company Growth Trust Series I2	16.22%	—	—	10.81%	—	—	54.44%
Smaller Company Growth Trust Series II2	15.98%	—	—	10.64%	—	—	53.46%
Smaller Company Growth Trust Series NAV (began 10/7/08)	16.27%	—	—	10.85%	—	—	54.69%
Russell 2000 Growth Index[3,4]	14.59%	—	—	12.21%	—	—	62.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

U.S. Equity Trust

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: David Cowan, Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Health Care	29.1
Information Technology	26.4
Consumer Staples	21.4
Consumer Discretionary	7.6
Financials	5.7
Industrials	3.5
Energy	3.1
Telecommunication Services	1.8
Utilities	0.3
Materials	0.2
Short-Term Investments & Other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the U.S. Equity Trust Series NAV returned +12.56%, underperforming the +16.42% return of the Russell 3000 Index.

Environment  >  Sector allocation detracted from relative returns overall. Underweight positions in Financials and Consumer Discretionary and an overweight in Consumer Staples led the detractors, while underweight positions in Energy and Utilities and an overweight in Health Care added to returns versus the benchmark.

Stock selection also held back relative returns, with selections in Health Care, Consumer Discretionary and Information Technology among the leading detractors.

Stock selections detracting from returns included overweight positions in McDonald’s Corp. and The Procter & Gamble Company. Individual stocks adding to relative returns in 2012 included an overweight position in Oracle Corp. and an underweight in Exxon Mobil Corp.

The strategy continues to be tilted toward high quality.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
US Equity Trust Series I2	12.36%	2.71%	—	3.88%	14.32%	—	31.50%
US Equity Trust Series II2	12.17%	2.68%	—	3.86%	14.13%	—	31.29%
US Equity Trust Series NAV (began 10/24/05)	12.56%	2.75%	—	3.91%	14.53%	—	31.75%
Russell 3000 Index[3,4]	16.42%	2.04%	—	4.87%	10.65%	—	40.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Utilities Trust

Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy, Robert D. Persons (Effective April 30, 2013, Robert D. Persons will no longer be a Portfolio
Manager of the Trust)

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Utilities	56.2
Telecommunication Services	16.0
Energy	14.3
Consumer Discretionary	12.4
Short-Term Investments & Other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Utilities Trust Series I returned +13.65%, outperforming the +1.31% return of the S&P 500 Utilities Index.

Environment  >  In the aftermath of additional liquidity measures by the U.S. Federal Reserve in the form of Operation Twist, the European Central Bank’s Long Term Refinancing Operations, and improving macroeconomic conditions, the beginning of the year was characterized by a risk-on sentiment. During this period, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

By mid-year, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, renewed concerns over the eurozone’s capacity and its determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed economic weakness precipitated a further round of monetary easing by the Fed and the ECB in the summer, which instilled additional confidence in risk markets. Nonetheless, towards year end, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, the U.S. fiscal cliff negotiations were a particular source of concern, with uncertainty remaining right up to the end-of-year deadline.

The portfolio’s exposure to the cable TV industry, not in the benchmark, contributed to relative performance. Holdings of several strong performing U.S. cable services providers and a German television and telecommunication services provider aided relative returns.

Stock selection and an underweight in the electric power industry also helped relative results. An underweight position in utility services company Exelon Corp., and not holding shares of poor-performing electric company Southern Company benefited relative returns. The portfolio’s exposure to the natural gas pipeline industry, via El Paso Pipeline Partners LP, an industry not represented in the benchmark, also supported relative results. Elsewhere, wireless communications towers operator SBA Communications Corp. was among the portfolio’s top relative contributors.

A combination of stock selection and an underweight position in the natural gas distribution industry detracted from relative performance. The portfolio’s underweight position in energy services holding company Sempra Energy held back relative results.

Stocks in other industries that dampened relative results included mobile communication services providers from Israel and Brazil, a Brazilian electric company, a U.S. energy infrastructure company and an Israeli telecommunications provider. The underweight position in electric and natural gas utility company DTE Energy Company, and public utility company American Electric Power Company, Inc. also weighed on relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	13.65%	2.54%	14.42%	13.34%	284.74%
Utilities Trust Series II	13.36%	2.34%	14.20%	12.25%	277.28%
Utilities Trust Series NAV[2]	13.64%	2.59%	14.46%	13.66%	285.85%
S&P 500 Index[3,5]	16.00%	1.66%	7.10%	8.59%	98.58%
S&P 500 Utilities Index[4,5]	1.31%	1.03%	10.79%	5.23%	178.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Value Trust

Subadviser: Invesco Advisers Inc.
Portfolio Managers: Thomas Copper, John Mazanec, Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	20.7
Consumer Discretionary	13.6
Information Technology	13.0
Industrials	10.1
Health Care	9.1
Materials	7.6
Energy	6.7
Consumer Staples	6.5
Utilities	5.9
Telecommunication Services	2.8
Short-Term Investments & Other	4.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Value Trust Series I returned +17.42%, underperforming the +18.51% return of the Russell Midcap Value Index.

Environment  >  Volatility dominated the period, as the ongoing eurozone sovereign debt crisis intensified in April and May. Near year-end, market psychology turned negative – first, due to uncertainty about the outcome of the U.S. presidential election, and then focused on the issue of averting the so-called ”fiscal cliff.“ All sectors of the Russell Midcap Value Index posted annual gains, with all but Utilities earning double-digit returns.

With stocks generally posting strong returns, our allocation to cash was the largest detractor to relative performance. Stock selection and an overweight to Consumer Staples stocks detracted from relative performance. Avon Products, Inc. was one of the largest detractors within the sector, as investors had issues with instability of company management and business lines. Safeway, Inc. also detracted, as expectations for same-store sales declined. Weak stock selection within Financials also dampened performance. Willis Group Holdings PLC, an insurance company, was one of the larger detractors within the sector, posting losses. A slight underweight to, and stock selection within, Energy also hampered relative performance. Newfield Exploration Company detracted within this sector, as well as not owning strong performing stocks, such as Marathon Petroleum and Valero Energy.

A large contributor to performance was the Health Care sector. Brookdale Senior Living, Inc. was one of the larger contributors to performance versus the benchmark, as the company returned over 40% for the year. A material underweight to Utilities, the worst performing sector of the Russell Midcap Value Index, also enhanced relative performance. Strong stock selection within Industrials helped relative performance. Snap-On, Inc was a clear contributor on an absolute and relative basis, with strong returns. Stock selection within Information Technology was another positive driver to relative results. Fidelity National Information Services, Inc. had strong performance. Select holdings and an overweight allocation in the Materials sector also contributed to relative performance. W. R. Grace & Company, a chemical supplier for refineries, was a top performer within this sector. An overweight to Telecommunication Services, specifically TW Telecom, Inc., also was positive, as the stock performed well.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	17.42%	3.88%	11.04%	20.97%	185.06%
Value Trust Series II	17.18%	3.68%	10.84%	19.79%	179.97%
Value Trust Series NAV[2]	17.50%	3.93%	11.08%	21.27%	185.98%
Russell Midcap Value Index[3,4]	18.51%	3.79%	10.63%	20.44%	174.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios, the Lifestyle Portfolio Stabilization (PS) Portfolios, Franklin Templeton Founding Allocation Portfolio, Fundamental Holdings Portfolio and Global Diversification Portfolio, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
All Cap Core Trust
Series I — Actual	$1,000.00	$1,086.40	$4.56	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Series II — Actual	1,000.00	1,085.10	5.61	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Series NAV — Actual	1,000.00	1,086.30	4.30	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
All Cap Value Trust
Series I — Actual	$1,000.00	$1,068.00	$4.47	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series II — Actual	1,000.00	1,066.10	5.51	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Series NAV — Actual	1,000.00	1,067.50	4.21	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,086.60	$5.56	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Series NAV — Actual	1,000.00	1,087.10	5.30	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.13	1.01%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
American Asset Allocation Trust
Series I — Actual	$1,000.00	$1,075.10	$3.23	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,073.50	4.01	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%[2]
Series III — Actual	1,000.00	1,076.90	1.41	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American Global Growth Trust
Series I — Actual	$1,000.00	$1,123.50	$3.42	0.64%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%[2]
Series II — Actual	1,000.00	1,122.10	4.21	0.79%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%[2]
Series III — Actual	1,000.00	1,124.50	1.55	0.29%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[2]
American Global Small Capitalization Trust
Series I — Actual	$1,000.00	$1,111.20	$3.87	0.73%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.71	0.73%[2]
Series II — Actual	1,000.00	1,108.80	4.66	0.88%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%[2]
Series III — Actual	1,000.00	1,112.60	2.02	0.38%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.93	0.38%[2]
American Growth Trust
Series I — Actual	$1,000.00	$1,087.80	$3.25	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,086.60	4.04	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%[2]
Series III — Actual	1,000.00	1,089.80	1.42	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$1,082.10	$3.24	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,080.70	4.03	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%[2]
Series III — Actual	1,000.00	1,083.80	1.41	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American High-Income Bond Trust
Series I — Actual	$1,000.00	$1,068.80	$3.80	0.73%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.71	0.73%[2]
Series II — Actual	1,000.00	1,067.40	4.57	0.88%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%[2]
Series III — Actual	1,000.00	1,070.70	1.98	0.38%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.93	0.38%[2]
American International Trust
Series I — Actual	$1,000.00	$1,126.70	$3.31	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,126.00	4.11	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%[2]
Series III — Actual	1,000.00	1,129.20	1.45	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American New World Trust
Series I — Actual	$1,000.00	$1,122.50	$3.63	0.68%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%[2]
Series II — Actual	1,000.00	1,121.90	4.43	0.83%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%[2]
Series III — Actual	1,000.00	1,124.70	1.76	0.33%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,055.20	$4.29	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Series II — Actual	1,000.00	1,053.80	5.32	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series NAV — Actual	1,000.00	1,055.30	4.03	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,043.30	$4.06	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series II — Actual	1,000.00	1,042.80	5.08	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	1,043.80	3.80	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,070.60	$4.58	0.88%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series II — Actual	1,000.00	1,070.40	5.62	1.08%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Series NAV — Actual	1,000.00	1,071.20	4.32	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Core Allocation Plus Trust
Series I — Actual	$1,000.00	$1,066.90	$5.40	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%
Series II — Actual	1,000.00	1,065.80	6.44	1.24%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.29	1.24%
Series NAV — Actual	1,000.00	1,066.50	5.14	0.99%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Core Fundamental Holdings Trust
Series I — Actual	$1,000.00	$1,055.20	$2.32	0.45%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%[2]
Series II — Actual	1,000.00	1,053.80	3.36	0.65%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%[2]
Series III — Actual	1,000.00	1,055.90	1.29	0.25%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%[2]
Core Global Diversification Trust
Series I — Actual	$1,000.00	$1,080.10	$2.30	0.44%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.24	0.44%[2]
Series II — Actual	1,000.00	1,079.30	3.35	0.64%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%[2]
Series III — Actual	1,000.00	1,080.80	1.31	0.25%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%[2]
Disciplined Diversification Trust
Series I — Actual	$1,000.00	$1,076.00	$4.80	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Series II — Actual	1,000.00	1,074.70	5.84	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series NAV — Actual	1,000.00	1,075.70	4.54	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$1,143.60	$6.03	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series NAV — Actual	1,000.00	1,143.20	5.76	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
Equity-Income Trust
Series I — Actual	$1,000.00	$1,083.70	$4.35	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Series II — Actual	1,000.00	1,082.60	5.39	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series NAV — Actual	1,000.00	1,083.70	4.09	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Financial Services Trust
Series I — Actual	$1,000.00	$1,076.20	$4.80	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Series II — Actual	1,000.00	1,075.60	5.84	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series NAV — Actual	1,000.00	1,076.80	4.54	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Franklin Templeton Founding Allocation Trust
Series I — Actual	$1,000.00	$1,099.10	$0.63	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%[2]
Series II — Actual	1,000.00	1,096.90	1.69	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%[2]
Series NAV — Actual	1,000.00	1,098.60	0.37	0.07%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.36	0.07%[2]
Fundamental All Cap Core Trust
Series I — Actual	$1,000.00	$1,146.90	$4.10	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Series II — Actual	1,000.00	1,145.80	5.18	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.88	0.96%
Series NAV — Actual	1,000.00	1,147.70	3.83	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.61	0.71%
Fundamental Holdings Trust
Series I — Actual	$1,000.00	$1,067.10	$2.49	0.48%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.44	0.48%[2]
Series II — Actual	1,000.00	1,066.50	3.27	0.63%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20	0.63%[2]
Series III — Actual	1,000.00	1,068.70	1.25	0.24%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.22	0.24%[2]
Fundamental Large Cap Value Trust
Series I — Actual	$1,000.00	$1,142.80	$4.04	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Series II — Actual	1,000.00	1,141.60	5.11	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series NAV — Actual	1,000.00	1,143.30	3.77	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%
Fundamental Value Trust
Series I — Actual	$1,000.00	$1,060.70	$4.35	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Series II — Actual	1,000.00	1,059.50	5.38	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%
Series NAV — Actual	1,000.00	1,060.70	4.09	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Global Trust
Series I — Actual	$1,000.00	$1,156.60	$5.10	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Series II — Actual	1,000.00	1,155.00	6.18	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.79	1.14%
Series NAV — Actual	1,000.00	1,157.30	4.83	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
Global Diversification Trust
Series I — Actual	$1,000.00	$1,091.10	$2.89	0.55%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%[2]
Series II — Actual	1,000.00	1,089.50	3.68	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%[2]
Growth Equity Trust
Series NAV — Actual	$1,000.00	$1,050.30	$3.97	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Health Sciences Trust
Series I — Actual	$1,000.00	$1,056.40	$5.79	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series II — Actual	1,000.00	1,055.20	6.82	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.70	1.32%
Series NAV — Actual	1,000.00	1,056.60	5.53	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Heritage Trust
Series NAV — Actual	$1,000.00	$1,033.30	$4.70	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
International Core Trust
Series I — Actual	$1,000.00	$1,133.40	$5.74	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Series II — Actual	1,000.00	1,132.60	6.81	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.44	1.27%
Series NAV — Actual	1,000.00	1,134.30	5.47	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
International Growth Stock Trust
Series I — Actual[3]	$1,000.00	$1,040.70	$1.59	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
Series II — Actual[3]	1,000.00	1,040.50	1.91	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Series NAV — Actual	1,000.00	1,105.00	5.03	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
International Small Company Trust
Series I — Actual	$1,000.00	$1,139.10	$6.29	1.17%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.94	1.17%
Series II — Actual	1,000.00	1,138.50	7.36	1.37%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	6.95	1.37%
Series NAV — Actual	1,000.00	1,140.80	6.03	1.12%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
International Value Trust
Series I — Actual	$1,000.00	$1,184.60	$5.33	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Series II — Actual	1,000.00	1,183.80	6.42	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.94	1.17%
Series NAV — Actual	1,000.00	1,185.40	5.05	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Lifestyle Balanced PS Series
Series II — Actual	$1,000.00	$1,049.40	$2.06	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.03	0.40%[2]
Lifestyle Conservative PS Series
Series II — Actual	$1,000.00	$1,034.30	$2.05	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.03	0.40%[2]
Lifestyle Growth PS Series
Series II — Actual	$1,000.00	$1,058.80	$1.97	0.38%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.93	0.38%[2]

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
Lifestyle Moderate PS Series
Series II — Actual	$1,000.00	$1,044.40	$2.06	0.40%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.03	0.40%[2]
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,073.20	$4.79	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Series II — Actual	1,000.00	1,072.20	5.83	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series NAV — Actual	1,000.00	1,073.50	4.53	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Mid Cap Value Equity Trust
Series NAV — Actual	$1,000.00	$1,101.20	$4.96	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Mid Value Trust
Series I — Actual	$1,000.00	$1,107.70	$5.25	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series II — Actual	1,000.00	1,106.50	6.30	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Series NAV — Actual	1,000.00	1,107.60	4.98	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Mutual Shares Trust
Series I — Actual	$1,000.00	$1,079.80	$5.38	1.03%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series NAV — Actual	1,000.00	1,078.20	5.12	0.98%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Natural Resources Trust
Series I — Actual	$1,000.00	$1,083.40	$6.07	1.16%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.89	1.16%
Series II — Actual	1,000.00	1,081.10	7.11	1.36%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.90	1.36%
Series NAV — Actual	1,000.00	1,083.10	5.81	1.11%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$1,027.60	$4.03	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series II — Actual	1,000.00	1,027.00	5.04	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	1,027.50	3.77	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,028.70	$5.76	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series II — Actual	1,000.00	1,027.30	6.78	1.33%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75	1.33%
Series NAV — Actual	1,000.00	1,029.10	5.51	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,034.00	$5.88	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Series II — Actual	1,000.00	1,032.50	6.90	1.35%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.85	1.35%
Series NAV — Actual	1,000.00	1,033.90	5.62	1.10%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$1,108.20	$5.41	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series II — Actual	1,000.00	1,107.20	6.46	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.19	1.22%
Series NAV — Actual	1,000.00	1,108.20	5.14	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,083.70	$5.92	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series II — Actual	1,000.00	1,082.80	6.96	1.33%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75	1.33%
Series NAV — Actual	1,000.00	1,084.30	5.66	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$1,085.80	$5.61	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Small Company Value Trust
Series I — Actual	$1,000.00	$1,103.30	$5.66	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Series II — Actual	1,000.00	1,101.60	6.71	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.44	1.27%
Series NAV — Actual	1,000.00	1,103.50	5.39	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Smaller Company Growth Trust
Series I — Actual	$1,000.00	$1,074.10	$5.32	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series II — Actual	1,000.00	1,072.80	6.36	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.19	1.22%
Series NAV — Actual	1,000.00	1,074.00	5.06	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
U.S. Equity Trust
Series I — Actual	$1,000.00	$1,033.70	$4.29	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Series II — Actual	1,000.00	1,032.00	5.31	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.28	1.04%
Series NAV — Actual	1,000.00	1,033.30	4.04	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Utilities Trust
Series I — Actual	$1,000.00	$1,082.10	$5.08	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Series II — Actual	1,000.00	1,081.50	6.12	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.93	1.17%
Series NAV — Actual	1,000.00	1,081.90	4.81	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Value Trust
Series I — Actual	$1,000.00	$1,075.00	$4.22	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Series II — Actual	1,000.00	1,074.40	5.27	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.13	1.01%
Series NAV — Actual	1,000.00	1,075.60	3.97	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

John Hancock Variable Insurance Trust

Shareholder Expense Example

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios for the period ended 12-31-12 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.28% – 0.78%	Global Diversification Trust	0.47% – 0.78%
Core Fundamental Holdings Trust	0.28% – 0.59%	Lifestyle Balanced PS Series	0.47% – 1.10%
Core Global Diversification Trust	0.12% – 0.59%	Lifestyle Conservative PS Series	0.49% – 1.10%
Franklin Templeton Founding Allocation Trust	0.85% – 1.00%	Lifestyle Growth PS Series	0.49% – 1.10%
Fundamental Holdings Trust	0.28% – 0.59%	Lifestyle Moderate PS Series	0.49% – 1.10%

[3]	The inception date for Series I and Series II shares is November 5, 2012. Expenses are equal to the annualized expense ratio, multiplied by the average account over the period, multiplied by the number of days in the period (57), and divided by 366 (to reflect the period).

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

All Cap Core Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.5%
Consumer Discretionary - 10.4%
Expedia, Inc. (L)	74,200	$4,559,590	1.3%
The Gap, Inc.	128,000	3,973,120	1.1%
Whirlpool Corp.	35,400	3,601,950	1.0%
OTHER SECURITIES		24,736,626	7.0%
		36,871,286
Consumer Staples - 10.4%
Altria Group, Inc.	93,700	2,944,054	0.8%
Bunge, Ltd.	37,500	2,725,875	0.8%
Costco Wholesale Corp.	27,000	2,666,790	0.8%
CVS Caremark Corp.	59,800	2,891,330	0.8%
Philip Morris International, Inc.	54,200	4,533,288	1.3%
The Procter & Gamble Company	69,300	4,704,777	1.3%
Whole Foods Market, Inc.	29,900	2,730,767	0.8%
OTHER SECURITIES		13,666,005	3.9%
		36,862,886
Energy - 11.1%
ConocoPhillips	47,300	2,742,927	0.8%
Delek US Holdings, Inc.	106,500	2,696,580	0.8%
Exxon Mobil Corp.	56,600	4,898,730	1.4%
HollyFrontier Corp.	100,900	4,696,895	1.3%
Marathon Petroleum Corp.	68,600	4,321,800	1.2%
Tesoro Corp. (L)	113,000	4,977,650	1.4%
Valero Energy Corp.	105,000	3,582,600	1.0%
Western Refining, Inc. (L)	150,100	4,231,319	1.2%
OTHER SECURITIES		7,052,060	2.0%
		39,200,561
Financials - 17.0%
Aflac, Inc.	84,100	4,467,392	1.3%
Bank of America Corp.	330,700	3,836,120	1.1%
Discover Financial Services	105,700	4,074,735	1.2%
KeyCorp	433,400	3,649,228	1.0%
T. Rowe Price Group, Inc.	72,700	4,734,951	1.3%
Weyerhaeuser Company	169,400	4,712,708	1.3%
OTHER SECURITIES		34,756,959	9.8%
		60,232,093
Health Care - 12.9%
Abbott Laboratories	80,400	5,266,200	1.5%
Amgen, Inc.	65,700	5,671,224	1.6%
Boston Scientific Corp. (I)	802,000	4,595,460	1.3%
Eli Lilly & Company	61,800	3,047,976	0.9%
Johnson & Johnson	49,700	3,483,970	1.0%
UnitedHealth Group, Inc.	50,300	2,728,272	0.8%
OTHER SECURITIES		20,844,131	5.9%
		45,637,233
Industrials - 8.6%
ITT Corp.	162,200	3,805,212	1.1%
Northrop Grumman Corp.	61,800	4,176,444	1.2%
OTHER SECURITIES		22,329,095	6.4%
		30,310,751
Information Technology - 17.7%
Apple, Inc.	12,426	6,623,431	1.9%

All Cap Core Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information Technology (continued)
Cisco Systems, Inc.	187,900	$3,692,235	1.0%
Computer Sciences Corp.	113,100	4,529,655	1.3%
CoreLogic, Inc. (I)	161,400	4,344,888	1.2%
First Solar, Inc. (I) (L)	137,800	4,255,264	1.2%
Hewlett-Packard Company	296,600	4,226,550	1.2%
IBM Corp.	17,755	3,400,970	1.0%
Microsoft Corp.	116,907	3,124,924	0.9%
SanDisk Corp. (I)	81,100	3,532,716	1.0%
Symantec Corp. (I)	210,100	3,951,981	1.1%
Visa, Inc., Class A	19,700	2,986,126	0.8%
OTHER SECURITIES		18,215,477	5.1%
		62,884,217
Materials - 3.2%
CF Industries Holdings, Inc.	16,400	3,331,824	0.9%
The Sherwin-Williams Company	22,100	3,399,422	1.0%
OTHER SECURITIES		4,776,716	1.3%
		11,507,962
Telecommunication Services - 4.1%
Sprint Nextel Corp. (I)	838,200	4,752,594	1.3%
Verizon Communications, Inc.	96,200	4,162,574	1.2%
OTHER SECURITIES		5,628,657	1.6%
		14,543,825
Utilities - 3.1%
Ameren Corp.	141,100	4,334,592	1.2%
DTE Energy Company	47,700	2,864,385	0.8%
OTHER SECURITIES		3,959,511	1.1%
		11,158,488
TOTAL COMMON STOCKS (Cost $322,269,832)		$ 349,209,302

SECURITIES LENDING COLLATERAL - 7.7%
John Hancock Collateral
Investment Trust,
0.2755% (W) (Y)	2,717,883	27,198,942	7.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,199,739)		$ 27,198,942

SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%
State Street Institutional Liquid
Reserves Fund, 0.1749%	4,211,333	4,211,333	1.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,211,333)		$ 4,211,333
Total Investments (All Cap Core Trust)
(Cost $353,680,904) - 107.4%		$ 380,619,577	107.4%
Other Assets And Liabilities, Net - (7.4%)		(26,191,992)	(7.4)%
TOTAL NET ASSETS - 100.0%		$ 354,427,585	100.0%

All Cap Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.1%
Consumer Discretionary - 11.8%
Comcast Corp., Class A	131,000	$4,896,780	1.0%
Ford Motor Company	481,165	6,231,087	1.3%
Macy’s, Inc.	145,900	5,693,018	1.1%

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Target Corp.	94,400	$5,585,648	1.1%
The Home Depot, Inc.	118,400	7,323,040	1.5%
The Interpublic Group
of Companies, Inc.	474,700	5,231,194	1.1%
The Walt Disney Company	101,151	5,036,308	1.0%
Time Warner, Inc.	142,900	6,834,907	1.4%
OTHER SECURITIES		11,891,213	2.4%
		58,723,195
Consumer Staples - 5.5%
Bunge, Ltd.	85,800	6,236,802	1.3%
OTHER SECURITIES		20,875,519	4.3%
		27,112,321
Energy - 11.9%
Anadarko Petroleum Corp.	94,500	7,022,295	1.4%
Exxon Mobil Corp.	112,618	9,747,088	2.0%
Halliburton Company	271,300	9,411,397	1.9%
OTHER SECURITIES		33,016,964	6.6%
		59,197,744
Financials - 25.4%
ACE, Ltd.	68,100	5,434,380	1.1%
Affiliated Managers Group, Inc. (I)	40,600	5,284,090	1.1%
Bank of America Corp.	501,500	5,817,400	1.2%
Berkshire Hathaway, Inc., Class B (I)	81,015	7,267,046	1.5%
Capital One Financial Corp.	173,800	10,068,234	2.0%
Citigroup, Inc.	266,900	10,558,564	2.1%
Fifth Third Bancorp	325,300	4,941,307	1.0%
Jones Lang LaSalle, Inc.	64,799	5,439,228	1.1%
JPMorgan Chase & Company	214,324	9,423,826	1.9%
PNC Financial Services Group, Inc.	89,900	5,242,069	1.1%
Prudential Financial, Inc.	105,700	5,636,981	1.1%
Raymond James Financial, Inc.	168,000	6,473,040	1.3%
The Travelers Companies, Inc.	104,791	7,526,090	1.5%
U.S. Bancorp	209,000	6,675,460	1.3%
Wells Fargo & Company	141,800	4,846,724	1.0%
OTHER SECURITIES		25,405,665	5.2%
		126,040,104
Health Care - 18.9%
Celgene Corp. (I)	111,616	8,786,412	1.8%
Cigna Corp.	120,812	6,458,610	1.3%
Community Health Systems, Inc.	219,600	6,750,504	1.4%
Eli Lilly & Company	187,200	9,232,704	1.9%
Express Scripts Holding Company (I)	149,575	8,077,050	1.6%
Incyte Corp. (I)(L)	311,300	5,170,693	1.0%
Laboratory Corp. of
America Holdings (I)(L)	61,600	5,335,792	1.1%
Onyx Pharmaceuticals, Inc. (I)	75,900	5,732,727	1.2%
Teva Pharmaceutical
Industries, Ltd., ADR	161,430	6,027,796	1.2%
Thermo Fisher Scientific, Inc.	159,487	10,172,081	2.1%
Watson Pharmaceuticals, Inc. (I)	80,100	6,888,600	1.4%
OTHER SECURITIES		15,455,533	3.1%
		94,088,502
Industrials - 5.6%
Eaton Corp. PLC	116,378	6,307,688	1.3%
Jacobs Engineering Group, Inc. (I)	116,700	4,967,919	1.0%
URS Corp.	216,100	8,484,086	1.7%
OTHER SECURITIES		8,031,918	1.6%
		27,791,611

All Cap Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information Technology - 9.5%
Alliance Data Systems Corp. (I)(L)	34,800	$5,037,648	1.0%
Anixter International, Inc. (L)	90,550	5,793,389	1.2%
eBay, Inc. (I)	147,200	7,510,144	1.5%
Microsoft Corp.	191,900	5,129,487	1.0%
NCR Corp. (I)	267,300	6,810,804	1.4%
OTHER SECURITIES		17,180,074	3.4%
		47,461,546
Materials - 4.4%
Reliance Steel &
Aluminum Company	88,379	5,488,336	1.1%
OTHER SECURITIES		16,585,013	3.3%
		22,073,349
Telecommunication Services - 2.8%
AT&T, Inc.	185,100	6,239,721	1.3%
Verizon Communications, Inc.	174,700	7,559,269	1.5%
		13,798,990
Utilities - 3.3%		16,495,849	3.3%
TOTAL COMMON STOCKS (Cost $452,225,420)		$ 492,783,211

SECURITIES LENDING COLLATERAL - 5.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,619,699	26,216,372	5.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,216,301)		$ 26,216,372

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreement - 0.5%		$ 2,624,000	0.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,624,000)		$ 2,624,000
Total Investments (All Cap Value Trust)
(Cost $481,065,721) - 104.9%		$ 521,623,583	104.9%
Other Assets And Liabilities, Net - (4.9%)		(24,322,704)	(4.9)%
TOTAL NET ASSETS - 100.0%		$ 497,300,879	100.0%

Alpha Opportunities Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.5%
Consumer Discretionary - 18.2%
Amazon.com, Inc. (I)	33,025	$8,293,899	0.9%
Burger King Worldwide, Inc. (L)	493,569	8,114,274	0.9%
Hanesbrands, Inc. (I)	177,456	6,356,474	0.7%
Lowe’s Companies, Inc.	326,463	11,595,966	1.3%
NVR, Inc. (I)	6,415	5,901,800	0.7%
Omnicom Group, Inc.	102,046	5,098,218	0.6%
priceline.com, Inc. (I)	8,680	5,392,016	0.6%
Time Warner, Inc.	121,317	5,802,592	0.7%
OTHER SECURITIES		104,949,762	11.8%
		161,505,001
Consumer Staples - 4.1%
CVS Caremark Corp.	116,092	5,613,048	0.6%
PepsiCo, Inc.	91,729	6,277,015	0.7%
OTHER SECURITIES		24,763,767	2.8%
		36,653,830

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy - 10.8%
Anadarko Petroleum Corp.	153,720	$11,422,933	1.3%
BG Group PLC	333,747	5,596,358	0.6%
BP PLC, ADR	151,125	6,292,826	0.7%
Cobalt International Energy, Inc. (I)	364,285	8,946,840	1.0%
Halliburton Company	181,515	6,296,755	0.7%
Occidental Petroleum Corp.	105,714	8,098,750	0.9%
OTHER SECURITIES		48,825,050	5.5%
		95,479,512
Financials - 15.5%
American
International Group, Inc. (I)	407,212	14,374,584	1.6%
Bank of America Corp.	843,131	9,780,320	1.1%
BlackRock, Inc.	55,883	11,551,575	1.3%
JPMorgan Chase & Company	135,003	5,936,082	0.7%
M&T Bank Corp.	58,120	5,723,076	0.6%
Marsh &
McLennan Companies, Inc.	161,120	5,553,806	0.6%
PNC Financial Services Group, Inc.	138,872	8,097,626	0.9%
SEI Investments Company	218,230	5,093,488	0.6%
Wells Fargo & Company	251,599	8,599,654	1.0%
Weyerhaeuser Company	203,180	5,652,468	0.6%
OTHER SECURITIES		57,344,716	6.5%
		137,707,395
Health Care - 13.2%
Cardinal Health, Inc.	183,398	7,552,330	0.9%
Catamaran Corp. (I)	122,742	5,782,376	0.7%
Eli Lilly & Company	152,150	7,504,038	0.8%
Hologic, Inc. (I)	506,105	10,137,283	1.1%
Johnson & Johnson	148,293	10,395,339	1.2%
Medtronic, Inc.	137,284	5,631,390	0.6%
Merck & Company, Inc.	311,380	12,747,897	1.4%
Roche Holdings AG	61,103	12,448,203	1.4%
OTHER SECURITIES		45,320,209	5.1%
		117,519,065
Industrials - 12.9%
Hertz Global Holdings, Inc. (I)(L)	361,150	5,875,911	0.7%
IHS, Inc., Class A (I)	67,300	6,460,800	0.7%
Polypore International, Inc. (I)(L)	144,118	6,701,487	0.8%
United Parcel Service, Inc., Class B	109,177	8,049,620	0.9%
OTHER SECURITIES		87,500,376	9.9%
		114,588,194
Information Technology - 15.1%
Akamai Technologies, Inc. (I)	134,390	5,497,895	0.6%
Cadence Design Systems, Inc. (I)(L)	486,270	6,569,508	0.7%
Cisco Systems, Inc.	679,186	13,346,005	1.5%
LinkedIn Corp., Class A (I)	53,235	6,112,443	0.7%
Oracle Corp.	242,032	8,064,506	0.9%
Salesforce.com, Inc. (I)	42,800	7,194,680	0.8%
SanDisk Corp. (I)	118,550	5,164,038	0.6%
Solera Holdings, Inc.	133,140	7,118,996	0.8%
OTHER SECURITIES		75,128,808	8.5%
		134,196,879
Materials - 6.5%
International Paper Company	206,190	8,214,610	0.9%
Louisiana-Pacific Corp. (I)	322,682	6,234,216	0.7%
OTHER SECURITIES		43,008,746	4.9%
		57,457,572

Alpha Opportunities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication Services - 0.5%		$ 4,215,769	0.5%
Utilities - 0.7%
UGI Corp.	202,940	6,638,167	0.7%
TOTAL COMMON STOCKS (Cost $801,815,999)		$ 865,961,384

RIGHTS - 0.0%
Consumer Staples - 0.0%		16,223	0.0%
TOTAL RIGHTS (Cost $0)		$ 16,223

SECURITIES LENDING COLLATERAL - 9.5%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	8,451,792	84,580,465	9.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $84,585,376)		$ 84,580,465

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreement - 1.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2012 at
0.250% to be repurchased at
$15,600,217 on 01/02/2013,
collateralized by $14,591,007
Government National Mortgage
Association, 3.500% due
11/20/2042 (valued
at $15,912,000)	$ 15,600,000	$15,600,000	1.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $15,600,000)		$ 15,600,000
Total Investments (Alpha Opportunities Trust)
(Cost $902,001,375) - 108.8%		$ 966,158,072	108.8%
Other Assets And Liabilities, Net - (8.8%)		(77,799,532)	(8.8)%
TOTAL NET ASSETS - 100.0%		$ 888,358,540	100.0%

American Asset Allocation Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation
Fund - Class 1	89,670,005	$1,652,618,189	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $1,204,396,220)		$ 1,652,618,189
Total Investments (American Asset Allocation Trust)
(Cost $1,204,396,220) - 100.0%		$ 1,652,618,189	100.0%
Other Assets And Liabilities, Net - 0.0%		26,132	0.0%
TOTAL NET ASSETS - 100.0%		$ 1,652,644,321	100.0%

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

American Global Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth
Fund - Class 1	7,265,014	$171,309,033	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $149,341,598)		$ 171,309,033
Total Investments (American Global Growth Trust)
(Cost $149,341,598) - 100.0%		$ 171,309,033	100.0%
Other Assets And Liabilities, Net - 0.0%		(5,523)	0.0%
TOTAL NET ASSETS - 100.0%		$ 171,303,510	100.0%

American Global Small Capitalization Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Small
Capitalization Fund - Class 1	4,421,975	$89,147,012	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $69,671,108)		$ 89,147,012
Total Investments (American Global Small
Capitalization Trust) (Cost $69,671,108) - 100.0%		$ 89,147,012	100.0%
Other Assets And Liabilities, Net - 0.0%		(37,940)	0.0%
TOTAL NET ASSETS - 100.0%		$ 89,109,072	100.0%

American Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	18,044,143	$ 1,098,888,338	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $909,707,488)		$ 1,098,888,338
Total Investments (American Growth Trust)
(Cost $909,707,488) - 100.0%		$ 1,098,888,338	100.0%
Other Assets And Liabilities, Net - 0.0%		13,695	0.0%
TOTAL NET ASSETS - 100.0%		$ 1,098,902,033	100.0%

American Growth-Income Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income
Fund - Class 1	33,830,160	$1,301,784,566	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $1,087,496,132)		$ 1,301,784,566
Total Investments (American Growth-Income Trust)
(Cost $1,087,496,132) - 100.0%		$ 1,301,784,566	100.0%
Other Assets And Liabilities, Net - 0.0%		(45,929)	0.0%
TOTAL NET ASSETS - 100.0%		$ 1,301,738,637	100.0%

American High-Income Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.1%
American Funds Insurance Series - 100.1%
American High-Income Bond
Fund - Class 1	9,372,850	$104,601,005	100.1%
TOTAL INVESTMENT
COMPANIES (Cost $101,822,359)		$ 104,601,005
Total Investments (American High-Income Bond
Trust) (Cost $101,822,359) - 100.1%		$ 104,601,005	100.1%
Other Assets And Liabilities, Net - (0.1%)		(63,915)	(0.1)%
TOTAL NET ASSETS - 100.0%		$ 104,537,090	100.0%

American International Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International
Fund - Class 1	39,316,158	$695,109,667	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $674,657,470)		$ 695,109,667
Total Investments (American International Trust)
(Cost $674,657,470) - 100.0%		$ 695,109,667	100.0%
Other Assets And Liabilities, Net - 0.0%		5,816	0.0%
TOTAL NET ASSETS - 100.0%		$ 695,115,483	100.0%

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

American New World Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,506,158	$80,396,196	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $72,373,292)		$ 80,396,196
Total Investments (American New World Trust)
(Cost $72,373,292) - 100.0%		$ 80,396,196	100.0%
Other Assets And Liabilities, Net - 0.0%		(7,702)	0.0%
TOTAL NET ASSETS - 100.0%		$ 80,388,494	100.0%

Blue Chip Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.5%
Consumer Discretionary - 22.8%
Amazon.com, Inc. (I)	299,989	$75,339,237	4.3%
Carnival Corp.	535,600	19,694,013	1.1%
Discovery
Communications, Inc., Series C (I)	278,600	16,298,100	0.9%
Fossil, Inc. (I)	190,700	17,754,170	1.0%
Las Vegas Sands Corp.	375,300	17,323,848	1.0%
O’Reilly Automotive, Inc. (I)	138,900	12,420,438	0.7%
priceline.com, Inc. (I)	76,300	47,397,560	2.7%
PVH Corp.	148,500	16,484,985	1.0%
Ralph Lauren Corp.	94,700	14,197,424	0.8%
Starbucks Corp.	612,900	32,863,698	1.9%
Starwood Hotels &
Resorts Worldwide, Inc.	316,200	18,137,232	1.0%
The Walt Disney Company	221,100	11,008,569	0.6%
OTHER SECURITIES		98,257,117	5.7%
		397,176,391
Consumer Staples - 1.6%
Whole Foods Market, Inc.	121,000	11,050,930	0.6%
OTHER SECURITIES		16,451,572	1.0%
		27,502,502
Energy - 4.7%
EOG Resources, Inc.	112,300	13,564,717	0.8%
Schlumberger, Ltd.	386,892	26,807,747	1.5%
OTHER SECURITIES		41,004,688	2.4%
		81,377,152
Financials - 6.2%
American Express Company	318,452	18,304,621	1.1%
Franklin Resources, Inc.	228,265	28,692,911	1.7%
Invesco, Ltd.	689,800	17,996,882	1.0%
OTHER SECURITIES		44,051,562	2.5%
		109,045,976
Health Care - 11.3%
Alexion Pharmaceuticals, Inc. (I)	166,700	15,638,127	0.9%
Allergan, Inc.	155,300	14,245,669	0.8%
Biogen Idec, Inc. (I)	171,000	25,080,570	1.4%
Celgene Corp. (I)	219,900	17,310,528	1.0%
Express Scripts Holding Company (I)	235,300	12,706,200	0.7%
Gilead Sciences, Inc. (I)	345,200	25,354,940	1.5%
McKesson Corp.	291,400	28,254,144	1.6%
Thermo Fisher Scientific, Inc.	181,400	11,569,692	0.7%
OTHER SECURITIES		47,090,291	2.7%
		197,250,161

Blue Chip Growth Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials - 13.3%
Danaher Corp.	956,526	$53,469,803	3.1%
Fastenal Company (L)	407,500	19,026,175	1.1%
FedEx Corp.	227,700	20,884,644	1.2%
Honeywell International, Inc.	209,600	13,303,312	0.8%
Precision Castparts Corp.	169,800	32,163,516	1.9%
The Boeing Company	168,000	12,660,480	0.7%
Union Pacific Corp.	266,000	33,441,520	1.9%
OTHER SECURITIES		46,757,469	2.7%
		231,706,919
Information Technology - 32.5%
Apple, Inc.	284,100	151,433,823	8.7%
Baidu, Inc., ADR (I)(L)	226,100	22,675,569	1.3%
Broadcom Corp., Class A (I)	634,600	21,075,066	1.2%
eBay, Inc. (I)	649,778	33,151,674	1.9%
EMC Corp. (I)	746,300	18,881,390	1.1%
Facebook, Inc., Class A (I)	414,908	11,049,000	0.6%
Google, Inc., Class A (I)	119,966	85,100,281	4.9%
Mastercard, Inc., Class A	108,300	53,205,624	3.1%
QUALCOMM, Inc.	605,877	37,576,492	2.2%
Salesforce.com, Inc. (I)	119,700	20,121,570	1.2%
Tencent Holdings, Ltd.	550,400	17,869,554	1.0%
Visa, Inc., Class A	183,200	27,769,456	1.6%
OTHER SECURITIES		66,636,316	3.8%
		566,545,815
Materials - 4.7%
Ecolab, Inc.	190,100	13,668,190	0.8%
Monsanto Company	158,504	15,002,404	0.9%
Praxair, Inc.	276,600	30,273,870	1.7%
The Sherwin-Williams Company	149,600	23,011,472	1.3%
		81,955,936
Telecommunication Services - 2.4%
American Tower Corp.	534,938	41,334,659	2.4%
TOTAL COMMON STOCKS (Cost $1,201,818,287)		$1,733,895,511
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	5,643,271	56,474,466	3.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $56,473,743)		$ 56,474,466
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%		7,331,277	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,331,277)		$ 7,331,277
Total Investments (Blue Chip Growth Trust)
(Cost $1,265,623,307) - 103.2%		$ 1,797,701,254	103.2%
Other Assets And Liabilities, Net - (3.2%)		(55,376,364)	(3.2)%
TOTAL NET ASSETS - 100.0%		$ 1,742,324,890	100.0%

Capital Appreciation Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 100.1%
Consumer Discretionary - 22.6%
Amazon.com, Inc. (I)	126,230	$31,701,402	3.0%

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Chipotle Mexican Grill, Inc. (I)	38,404	$11,423,652	1.1%
Coach, Inc.	266,107	14,771,600	1.4%
Dunkin’ Brands Group, Inc. (L)	347,992	11,546,375	1.1%
Inditex SA	183,094	25,651,077	2.5%
Lululemon Athletica, Inc. (I)	179,653	13,694,948	1.3%
NIKE, Inc., Class B	444,622	22,942,495	2.2%
priceline.com, Inc. (I)	27,024	16,787,309	1.6%
Ralph Lauren Corp.	109,470	16,411,742	1.6%
The Walt Disney Company	329,096	16,385,690	1.6%
TJX Companies, Inc.	445,800	18,924,210	1.8%
Yum! Brands, Inc.	229,433	15,234,351	1.5%
OTHER SECURITIES		20,231,190	1.9%
		235,706,041
Consumer Staples - 6.2%
Costco Wholesale Corp.	203,322	20,082,114	1.9%
Mondelez International, Inc., Class A	425,949	10,848,921	1.1%
The Estee Lauder
Companies, Inc., Class A	286,760	17,165,454	1.7%
Whole Foods Market, Inc.	179,228	16,368,893	1.6%
		64,465,382
Energy - 2.8%
Concho Resources, Inc. (I)	151,456	12,201,295	1.2%
OTHER SECURITIES		17,427,261	1.6%
		29,628,556
Financials - 2.8%
Morgan Stanley	680,333	13,007,967	1.3%
The Goldman Sachs Group, Inc.	123,170	15,711,565	1.5%
		28,719,532
Health Care - 16.0%
Alexion Pharmaceuticals, Inc. (I)	166,298	15,600,415	1.5%
Allergan, Inc.	173,610	15,925,245	1.5%
Biogen Idec, Inc. (I)	105,031	15,404,897	1.5%
Express Scripts Holding Company (I)	314,954	17,007,516	1.6%
Gilead Sciences, Inc. (I)	164,391	12,074,519	1.2%
Novo Nordisk A/S, ADR	104,328	17,027,373	1.6%
Shire PLC, ADR	181,115	16,695,181	1.6%
Vertex Pharmaceuticals, Inc. (I)	297,373	12,471,824	1.2%
OTHER SECURITIES		44,501,116	4.3%
		166,708,086
Industrials - 8.6%
Precision Castparts Corp.	143,630	27,206,395	2.6%
The Boeing Company	242,423	18,268,997	1.8%
Union Pacific Corp.	130,180	16,366,230	1.6%
United Technologies Corp.	188,407	15,451,258	1.5%
OTHER SECURITIES		12,243,572	1.2%
		89,536,452
Information Technology - 36.1%
Apple, Inc.	120,917	64,452,389	6.2%
ARM Holdings PLC, ADR (L)	275,181	10,410,097	1.0%
Baidu, Inc., ADR (I)(L)	113,781	11,411,096	1.1%
eBay, Inc. (I)	227,133	11,588,326	1.1%
EMC Corp. (I)	850,855	21,526,632	2.1%
Facebook, Inc., Class A (I)	438,479	11,676,696	1.1%
Google, Inc., Class A (I)	46,464	32,960,168	3.2%
IBM Corp.	102,190	19,574,495	1.9%
Intuit, Inc.	177,125	10,538,938	1.0%
LinkedIn Corp., Class A (I)	140,116	16,088,119	1.5%
Mastercard, Inc., Class A	76,657	37,660,051	3.6%
Rackspace Hosting, Inc. (I)	143,824	10,681,808	1.0%

Capital Appreciation Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information Technology (continued)
Red Hat, Inc. (I)	277,302	$14,685,914	1.4%
Salesforce.com, Inc. (I)(L)	126,106	21,198,419	2.0%
Visa, Inc., Class A	142,395	21,584,234	2.1%
VMware, Inc., Class A (I)	164,164	15,454,399	1.5%
OTHER SECURITIES		44,755,276	4.3%
		376,247,057
Materials - 1.9%
Monsanto Company	207,666	19,655,587	1.9%
Telecommunication Services - 3.1%
American Tower Corp.	267,203	20,646,776	2.0%
Crown Castle International Corp. (I)	166,145	11,989,023	1.1%
		32,635,799
TOTAL COMMON STOCKS (Cost $810,806,268)		$ 1,043,302,492

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,659,544	26,615,116	2.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,615,768)		$ 26,615,116

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%		1,088,568	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,088,568)		$ 1,088,568
Total Investments (Capital Appreciation Trust)
(Cost $838,510,604) - 102.7%		$ 1,071,006,176	102.7%
Other Assets And Liabilities, Net - (2.7%)		(28,259,007)	(2.7)%
TOTAL NET ASSETS - 100.0%		$ 1,042,747,169	100.0%

Capital Appreciation Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 58.4%
Consumer Discretionary - 9.4%
AutoZone, Inc. (I)	9,900	$3,508,857	1.1%
Delphi Automotive PLC (I)	91,700	3,507,526	1.1%
Dollar General Corp. (I)	49,100	2,164,819	0.7%
General Motors Company (I)	58,200	1,677,906	0.5%
Hasbro, Inc. (L)	54,900	1,970,910	0.6%
Lowe’s Companies, Inc.	132,500	4,706,400	1.4%
Omnicom Group, Inc.	46,600	2,328,136	0.7%
The Walt Disney Company (D)	53,900	2,683,681	0.8%
TRW Automotive Holdings Corp. (I)	87,500	4,690,868	1.4%
OTHER SECURITIES		3,832,976	1.2%
		31,072,079
Consumer Staples - 7.5%
Altria Group, Inc. (D)	55,800	1,753,236	0.5%
General Mills, Inc.	78,900	3,188,349	1.0%
Kellogg Company	63,300	3,535,305	1.1%
PepsiCo, Inc. (D)	60,500	4,140,015	1.3%
Philip Morris International, Inc. (D)	44,900	3,755,436	1.1%
The Procter &
Gamble Company (D)	96,737	6,567,475	2.0%
OTHER SECURITIES		2,073,974	0.6%
		25,013,790

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy - 3.9%
Apache Corp.	25,600	$2,009,600	0.6%
Exxon Mobil Corp.	24,200	2,094,510	0.6%
The Williams Companies, Inc.	132,000	4,321,680	1.3%
OTHER SECURITIES		4,486,011	1.4%
		12,911,801
Financials - 8.6%
Invesco, Ltd.	266,200	6,945,158	2.1%
JPMorgan Chase & Company (D)	67,800	2,981,166	0.9%
Northern Trust Corp.	44,000	2,207,040	0.7%
State Street Corp.	113,600	5,340,336	1.6%
TD Ameritrade Holding Corp.	273,800	4,602,578	1.4%
U.S. Bancorp (D)	116,700	3,727,398	1.1%
XL Group PLC	76,300	1,912,078	0.6%
OTHER SECURITIES		901,957	0.3%
		28,617,711
Health Care - 9.6%
Agilent Technologies, Inc.	69,000	2,824,860	0.9%
AmerisourceBergen Corp.	59,800	2,582,164	0.8%
Pfizer, Inc. (D)	290,570	7,287,496	2.2%
Quest Diagnostics, Inc.	28,400	1,654,868	0.5%
Thermo Fisher Scientific, Inc.	185,000	11,799,300	3.6%
UnitedHealth Group, Inc.	58,800	3,189,312	1.0%
OTHER SECURITIES		2,518,802	0.8%
		31,856,802
Industrials - 7.6%
Danaher Corp.	196,300	10,973,170	3.3%
Honeywell International, Inc.	40,700	2,583,229	0.8%
United Technologies Corp.	127,500	10,456,275	3.2%
OTHER SECURITIES		1,254,562	0.4%
		25,267,236
Information Technology - 9.5%
Apple, Inc.	11,200	5,969,936	1.8%
Cisco Systems, Inc. (D)	97,200	1,909,980	0.6%
Fiserv, Inc. (I)	75,000	5,927,250	1.8%
Google, Inc., Class A (I)	6,100	4,327,157	1.3%
Oracle Corp.	52,900	1,762,628	0.5%
TE Connectivity, Ltd.	146,700	5,445,504	1.6%
Texas Instruments, Inc. (D)	117,700	3,641,638	1.1%
OTHER SECURITIES		2,670,002	0.8%
		31,654,095
Materials - 1.2%
Potash Corp. of Saskatchewan, Inc.	64,700	2,632,643	0.8%
OTHER SECURITIES		1,148,472	0.4%
		3,781,115
Telecommunication Services - 0.1%		387,665	0.1%
Utilities - 1.0%
PG&E Corp.	43,300	1,739,794	0.5%
OTHER SECURITIES		1,566,538	0.5%
		3,306,332
TOTAL COMMON STOCKS (Cost $165,682,487)		$ 193,868,626

PREFERRED SECURITIES - 1.8%
Consumer Discretionary - 0.4%		1,301,835	0.4%
Consumer Staples - 0.1%		418,500	0.1%
Financials - 0.7%		2,359,291	0.7%
Utilities - 0.6%		1,904,873	0.6%
TOTAL PREFERRED SECURITIES (Cost $5,803,405)		$ 5,984,499

Capital Appreciation Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 10.1%
Consumer Discretionary - 1.8%		$ 6,146,858	1.8%
Consumer Staples - 0.6%		1,999,185	0.6%
Energy - 2.3%
EQT Corp.
4.875%, 11/15/2021	$ 1,570,000	1,683,748	0.5%
OTHER SECURITIES		5,884,185	1.8%
		7,567,933
Financials - 0.9%		3,181,676	0.9%
Health Care - 0.1%		366,446	0.1%
Industrials - 1.6%		5,199,517	1.6%
Information Technology - 0.1%		283,477	0.1%
Materials - 0.2%		805,896	0.2%
Telecommunication Services - 1.8%
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	1,500,000	1,623,750	0.5%
OTHER SECURITIES		4,218,243	1.3%
		5,841,993
Utilities - 0.7%		2,256,192	0.7%
TOTAL CORPORATE BONDS (Cost $32,124,679)		$ 33,649,173
CONVERTIBLE BONDS - 1.0%
Energy - 0.2%		577,875	0.2%
Industrials - 0.4%		1,187,178	0.4%
Information Technology - 0.3%		1,109,783	0.3%
Telecommunication Services - 0.1%		389,157	0.1%
TOTAL CONVERTIBLE BONDS (Cost $2,775,219)		$ 3,263,993
TERM LOANS (M) - 8.8%
Consumer Discretionary - 2.8%
Dollar General Corp.
2.962%, 07/06/2017	1,750,000	1,760,483	0.5%
OTHER SECURITIES		7,731,722	2.3%
		9,492,205
Consumer Staples - 3.2%
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	9,251,479	9,304,111	2.8%
OTHER SECURITIES		1,314,780	0.4%
		10,618,891
Energy - 0.1%		220,785	0.1%
Financials - 0.3%		878,276	0.3%
Health Care - 0.3%		1,032,648	0.3%
Industrials - 0.2%		555,313	0.2%
Information Technology - 0.1%		317,628	0.1%
Telecommunication Services - 1.8%
Intelsat Jackson Holdings SA
4.500%, 04/02/2018	3,475,000	3,497,341	1.1%
OTHER SECURITIES		2,430,101	0.8%
		5,927,442
TOTAL TERM LOANS (Cost $28,954,186)		$ 29,043,188

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
U.S. Government Agency - 5.3%		$ 17,669,951	5.3%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $17,597,352)		$ 17,669,951
Asset Backed Securities 0.7%		2,320,846	0.7%
TOTAL ASSET BACKED
SECURITIES (Cost $2,309,972)		$ 2,320,846

SECURITIES LENDING COLLATERAL - 1.0%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	339,195	3,394,457	1.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,394,484)		$ 3,394,457

SHORT-TERM INVESTMENTS - 14.1%
Money Market Funds - 13.5%
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	44,728,093	44,728,093	13.5%
Repurchase Agreement - 0.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$1,900,001 on 01/02/2013,
collateralized by $1,935,000
Federal National Mortgage
Association, 0.625% due
02/22/2016 (valued at $1,939,334
including interest)	$ 1,900,000	$1,900,000	0.6%
OTHER SECURITIES		208,257	0.0%
		2,108,257
TOTAL SHORT-TERM
INVESTMENTS (Cost $46,836,350)		$ 46,836,350
Total Investments (Capital Appreciation Value Trust)
(Cost $305,478,134) - 101.2%		$ 336,031,083	101.2%
Other Assets And Liabilities, Net - (1.2%)		(4,132,260)	(1.2)%
TOTAL NET ASSETS - 100.0%		$ 331,898,823	100.0%

Core Allocation Plus Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 64.6%
Consumer Discretionary - 11.6%
Amazon.com, Inc. (I)	4,120	$1,034,697	0.6%
Continental AG	6,657	770,248	0.4%
Lowe’s Companies, Inc.	16,600	589,632	0.3%
Michael Kors Holdings, Ltd. (I)	15,260	778,718	0.4%
Persimmon PLC	45,470	600,486	0.3%
OTHER SECURITIES		16,918,967	9.5%
		20,692,748
Consumer Staples - 3.2%
Wal-Mart Stores, Inc.	9,400	641,362	0.4%
OTHER SECURITIES		5,060,088	2.8%
		5,701,450

Core Allocation Plus Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Energy - 6.0%
Cabot Oil & Gas Corp.	13,050	$649,107	0.4%
Chevron Corp.	9,780	1,057,609	0.6%
ConocoPhillips	10,600	614,694	0.3%
CONSOL Energy, Inc. (L)	18,700	600,270	0.3%
Exxon Mobil Corp.	15,575	1,348,016	0.8%
Pioneer Natural Resources Company	5,850	623,552	0.4%
OTHER SECURITIES		5,841,373	3.3%
		10,734,621
Financials - 11.8%
American
International Group, Inc. (I)	59,070	2,085,171	1.2%
Bank of America Corp.	94,310	1,093,996	0.6%
Citigroup, Inc.	25,190	996,516	0.6%
JPMorgan Chase & Company	25,420	1,117,717	0.6%
Royal Bank of
Scotland Group PLC (I)	125,567	676,288	0.4%
UBS AG	45,700	718,686	0.4%
Wells Fargo & Company	30,700	1,049,326	0.6%
OTHER SECURITIES		13,360,226	7.5%
		21,097,926
Health Care - 7.0%
Eli Lilly & Company	17,980	886,774	0.5%
Gilead Sciences, Inc. (I)	8,520	625,794	0.4%
Johnson & Johnson	14,610	1,024,161	0.6%
Merck & Company, Inc.	19,370	793,008	0.4%
Onyx Pharmaceuticals, Inc. (I)	10,640	803,639	0.5%
Pfizer, Inc.	30,505	765,065	0.4%
Regeneron Pharmaceuticals, Inc. (I)	4,050	692,834	0.4%
OTHER SECURITIES		6,899,207	3.9%
		12,490,482
Industrials - 8.3%
Hertz Global Holdings, Inc. (I)	41,560	676,181	0.4%
Masco Corp.	40,100	668,066	0.4%
OTHER SECURITIES		13,423,038	7.6%
		14,767,285
Information Technology - 11.3%
Apple, Inc.	3,420	1,822,963	1.0%
Cisco Systems, Inc.	37,950	745,718	0.4%
Electronic Arts, Inc. (I)	43,400	630,602	0.4%
Google, Inc., Class A (I)	900	638,433	0.4%
Intel Corp.	35,600	734,428	0.4%
Microsoft Corp.	39,190	1,047,549	0.6%
Oracle Corp.	29,360	978,275	0.6%
OTHER SECURITIES		13,496,975	7.6%
		20,094,943
Materials - 3.7%
LyondellBasell
Industries NV, Class A	10,640	607,438	0.3%
OTHER SECURITIES		5,939,467	3.4%
		6,546,905
Telecommunication Services - 0.6%
Verizon Communications, Inc.	17,330	749,869	0.4%
OTHER SECURITIES		375,251	0.2%
		1,125,120
Utilities - 1.1%		1,973,680	1.1%
TOTAL COMMON STOCKS (Cost $108,953,745)		$ 115,225,160

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 11.3%
U.S. Treasury Notes - 4.6%
0.250%, 06/30/2014	$ 950,000	$950,371	0.5%
0.625%, 07/15/2014	675,000	679,140	0.4%
0.750%, 12/15/2013	1,850,000	1,859,827	1.0%
1.750%, 07/31/2015	600,000	621,890	0.4%
3.125%, 08/31/2013	1,820,000	1,855,404	1.0%
4.000%, 02/15/2015	975,000	1,051,477	0.6%
4.250%, 11/15/2014	800,000	859,344	0.5%
OTHER SECURITIES		340,795	0.2%
		8,218,248
U.S. Treasury Bonds - 2.6%
3.125%, 11/15/2041	1,200,000	1,251,374	0.7%
4.250%, 05/15/2039	675,000	858,199	0.5%
4.625%, 02/15/2040	500,000	673,281	0.4%
4.750%, 02/15/2041	674,400	926,562	0.5%
OTHER SECURITIES		932,271	0.5%
		4,641,687
Federal Home Loan Mortgage Corp. - 0.0%		54,672	0.0%
Federal National Mortgage Association - 0.4%		667,794	0.4%
Government National Mortgage Association - 0.2%		440,201	0.2%
Treasury Inflation Protected Securities - 3.5%
0.125%, 04/15/2016
to 04/15/2017	5,800,916	6,196,653	3.5%
		6,196,653
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $19,621,722)		$ 20,219,255
FOREIGN GOVERNMENT
OBLIGATIONS - 0.3%
Brazil - 0.1%		216,175	0.1%
Chile - 0.1%		169,125	0.1%
Mexico - 0.1%		199,558	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $581,067)		$ 584,858
CORPORATE BONDS - 13.0%
Consumer Discretionary - 1.8%		3,288,417	1.8%
Consumer Staples - 0.9%		1,635,455	0.9%
Energy - 1.2%		2,188,645	1.2%
Financials - 5.5%		9,892,199	5.5%
Health Care - 0.9%		1,588,522	0.9%
Industrials - 0.7%		1,201,807	0.7%
Information Technology - 0.1%		202,722	0.1%
Materials - 0.3%		592,035	0.3%
Telecommunication Services - 0.8%		1,350,285	0.8%
Utilities - 0.8%		1,348,858	0.8%
TOTAL CORPORATE BONDS (Cost $20,882,273)		$ 23,288,945
CAPITAL PREFERRED SECURITIES - 0.1%
Financials - 0.1%		108,750	0.1%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $83,599)		$ 108,750
Municipal Bonds 1.2%		2,068,068	1.2%
TOTAL MUNICIPAL BONDS (Cost $1,670,665)		$ 2,068,068

Core Allocation Plus Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED SECURITIES (continued)
Collateralized Mortgage
Obligations 2.0%		$ 3,620,899	2.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $3,459,220)		$ 3,620,899
Asset Backed Securities 0.7%		1,259,996	0.7%
TOTAL ASSET BACKED
SECURITIES (Cost $1,234,849)		$ 1,259,996
Investment Companies 0.1%		142,520	0.1%
TOTAL INVESTMENT COMPANIES (Cost $143,337)		$142,520
RIGHTS - 0.0%
Energy - 0.0%		4,802	0.0%
TOTAL RIGHTS (Cost $4,925)		$ 4,802
SECURITIES LENDING COLLATERAL - 3.5%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	634,119	6,345,886	3.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,346,192)		$ 6,345,886
SHORT-TERM INVESTMENTS - 5.9%
Repurchase Agreement - 5.9%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/2012 at 0.190% to be
repurchased at $10,500,111 on
01/02/2013, collateralized by
$10,222,310 Federal National
Mortgage Association, 2.500%
due 08/01/2027 (valued at
$10,710,000, including interest)	$10,500,000	$10,500,000	5.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $10,500,000)		$ 10,500,000
Total Investments (Core Allocation Plus Trust)
(Cost $173,481,594) - 102.7%		$ 183,369,139	102.7%
Other Assets And Liabilities, Net - (2.7%)		(4,888,021)	(2.7)%
TOTAL NET ASSETS - 100.0%		$ 178,481,118	100.0%

Core Fundamental Holdings Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 40.0%
John Hancock Variable Insurance Trust (G) - 40.0%
Equity - 24.3%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	6,139,760	$81,474,617	24.3%
Fixed Income - 15.7%
Bond Trust, Series NAV
(John Hancock) (A)(1)	3,762,449	52,599,038	15.7%
		134,073,655

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Fundamental Holdings Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES (continued)
American Funds Insurance Series - 60.0%
Equity - 36.4%
American Growth Fund - Class 1	393,429	$23,959,817	7.1%
American Growth-Income
Fund - Class 1	1,863,079	71,691,294	21.4%
American International
Fund - Class 1	1,499,363	26,508,733	7.9%
Fixed Income - 23.6%
American U.S. Government
Fund - Class 1	6,192,118	78,949,509	23.6%
		201,109,353
TOTAL INVESTMENT
COMPANIES (Cost $320,376,872)		$ 335,183,008
Total Investments (Core Fundamental Holdings
Trust) (Cost $320,376,872) - 100.0%		$ 335,183,008	100.0%
Other Assets And Liabilities, Net - 0.0%		5,708	0.0%
TOTAL NET ASSETS - 100.0%		$ 335,188,716	100.0%

Core Global Diversification Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 99.7%
Affiliated Investment Companies - 28.8%
John Hancock Variable Insurance Trust (G) - 28.8%
Equity - 14.9%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	3,722,509	$49,397,698	14.9%
Fixed Income - 13.9%
Bond Trust, Series NAV
(John Hancock) (A)(1)	3,297,891	46,104,517	13.9%
		95,502,215
American Funds Insurance Series - 59.9%
American Funds Insurance Series - 4.9%
American Growth-Income
Fund - Class 1	419,350	16,136,582	4.9%
Equity - 34.1%
American Global Growth
Fund - Class 1	2,412,154	56,878,601	17.2%
American International
Fund - Class 1	3,165,194	55,960,624	16.9%
Fixed Income - 20.9%
American U.S. Government
Fund - Class 1	5,424,061	69,156,776	20.9%
		198,132,583
Exchange Traded Funds - 11.0%
Vanguard MSCI EAFE ETF	1,030,947	36,320,262	11.0%
TOTAL INVESTMENT
COMPANIES (Cost $318,377,636)		$ 329,955,060
Total Investments (Core Global Diversification
Trust) (Cost $318,377,636) - 99.7%		$ 329,955,060	99.7%
Other Assets And Liabilities, Net - 0.3%		887,990	0.3%
TOTAL NET ASSETS - 100.0%		$ 330,843,050	100.0%

Disciplined Diversification Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 70.9%
Consumer Discretionary - 9.3%
The Home Depot, Inc.	12,404	$767,187	0.3%
OTHER SECURITIES		20,906,152	9.0%
		21,673,339
Consumer Staples - 5.9%
The Procter & Gamble Company	14,877	1,010,000	0.4%
OTHER SECURITIES		12,880,970	5.5%
		13,890,970
Energy - 7.3%
Chevron Corp.	12,747	1,378,461	0.6%
Exxon Mobil Corp.	27,915	2,416,043	1.0%
OTHER SECURITIES		13,156,727	5.7%
		16,951,231
Financials - 13.6%
Bank of America Corp.	79,612	923,499	0.4%
Citigroup, Inc.	18,901	747,724	0.3%
HSBC Holdings PLC, ADR	14,205	753,859	0.3%
JPMorgan Chase & Company	27,863	1,225,136	0.5%
Wells Fargo & Company	25,935	886,458	0.4%
OTHER SECURITIES		27,103,861	11.7%
		31,640,537
Health Care - 6.3%
Johnson & Johnson	11,335	794,584	0.3%
Pfizer, Inc.	37,424	938,594	0.4%
OTHER SECURITIES		12,952,986	5.6%
		14,686,164
Industrials - 9.3%
General Electric Company	59,060	1,239,669	0.5%
OTHER SECURITIES		20,564,354	8.8%
		21,804,023
Information Technology - 8.9%
Apple, Inc.	5,000	2,665,150	1.1%
Google, Inc., Class A (I)	1,100	780,307	0.3%
IBM Corp.	4,500	861,975	0.4%
Microsoft Corp.	30,508	815,479	0.4%
OTHER SECURITIES		15,759,802	6.7%
		20,882,713
Materials - 5.6%		13,145,013	5.6%
Telecommunication Services - 2.4%
AT&T, Inc.	29,095	980,792	0.4%
OTHER SECURITIES		4,588,411	2.0%
		5,569,203
Utilities - 2.3%		5,271,585	2.3%
TOTAL COMMON STOCKS (Cost $126,209,999)		$ 165,514,778
PREFERRED SECURITIES - 0.1%
Consumer Discretionary - 0.1%		101,026	0.1%
Consumer Staples - 0.0%		19,309	0.0%
Financials - 0.0%		47,440	0.0%
Industrials - 0.0%		29,076	0.0%
Materials - 0.0%		85,963	0.0%
Telecommunication Services - 0.0%		13,042	0.0%
Utilities - 0.0%		25,530	0.0%
TOTAL PREFERRED SECURITIES (Cost $260,125)		$ 321,386

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.3%
U.S. Treasury Notes - 3.5%
2.250%, 07/31/2018	$ 2,500,000	$2,691,405	1.2%
2.625%, 02/29/2016	1,750,000	1,872,500	0.8%
2.750%, 02/15/2019	1,200,000	1,327,874	0.6%
3.625%, 02/15/2020	1,900,000	2,217,657	1.0%
		8,109,436
U.S. Treasury Bonds - 5.9%
6.000%, 02/15/2026	750,000	1,083,516	0.5%
6.750%, 08/15/2026	1,400,000	2,159,500	0.9%
6.875%, 08/15/2025	525,000	807,269	0.4%
7.500%, 11/15/2024	675,000	1,073,461	0.5%
8.875%, 08/15/2017	1,409,000	1,937,265	0.8%
9.250%, 02/15/2016	2,015,000	2,567,235	1.1%
10.625%, 08/15/2015	1,431,000	1,814,352	0.8%
OTHER SECURITIES		2,287,622	1.0%
		13,730,220
Federal Farm Credit Bank - 6.0%
3.400%, 06/04/2018	1,000,000	1,125,287	0.5%
3.650%, 12/21/2020	1,100,000	1,278,309	0.6%
4.875%, 12/16/2015
to 01/17/2017	3,700,000	4,303,883	1.9%
5.125%, 08/25/2016	2,200,000	2,564,410	1.1%
5.220%, 05/15/2023	2,480,000	3,189,434	1.4%
5.250%, 03/06/2023	1,135,000	1,446,362	0.6%
		13,907,685
Federal Home Loan Bank - 9.6%
3.625%, 03/10/2017	800,000	894,240	0.4%
4.375%, 03/13/2026	900,000	1,097,552	0.5%
4.500%, 09/13/2019	1,850,000	2,229,172	1.0%
4.750%, 12/16/2016	2,650,000	3,073,775	1.3%
4.875%, 05/17/2017	1,900,000	2,239,046	1.0%
5.000%, 12/21/2015
to 11/17/2017	3,200,000	3,709,470	1.6%
5.125%, 10/19/2016	1,750,000	2,046,546	0.9%
5.250%, 12/09/2022	1,155,000	1,489,739	0.6%
5.365%, 09/09/2024	800,000	1,050,739	0.5%
5.375%, 05/18/2016
to 05/15/2019	2,450,000	2,929,328	1.3%
5.625%, 06/11/2021	905,000	1,181,496	0.5%
OTHER SECURITIES		567,331	0.2%
		22,508,434
Tennessee Valley Authority - 3.3%
3.875%, 02/15/2021	780,000	904,256	0.4%
4.500%, 04/01/2018	1,300,000	1,532,328	0.7%
5.500%, 07/18/2017	1,250,000	1,511,266	0.7%
6.250%, 12/15/2017	2,986,000	3,763,644	1.6%
		7,711,494
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $60,422,739)		$ 65,967,269
Rights 0.0%		3,625	0.0%
TOTAL RIGHTS (Cost $5,476)		$ 3,625
Warrants 0.0%		1	0.0%
TOTAL WARRANTS (Cost $0)		$ 1

Disciplined Diversification Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 5.0%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	1,163,968	11,648,289	5.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,649,148)		$ 11,648,289
SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%		435,613	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $435,613)		$ 435,613
Total Investments (Disciplined Diversification Trust)
(Cost $198,983,100) - 104.5%		$ 243,890,961	104.5%
Other Assets And Liabilities, Net - (4.5%)		(10,612,154)	(4.5)%
TOTAL NET ASSETS - 100.0%		$ 233,278,807	100.0%

Emerging Markets Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.0%
Brazil - 8.1%
Banco Santander Brasil SA, ADR	1,309,081	$9,516,997	0.9%
Fibria Celulose SA (I)	94,998	1,059,915	0.1%
Fibria Celulose SA, ADR (I)(L)	311,742	3,544,507	0.3%
Gerdau SA	169,029	1,297,798	0.1%
Gerdau SA, ADR (L)	934,098	8,397,541	0.8%
Petroleo Brasileiro SA	281,342	2,754,467	0.2%
Petroleo Brasileiro SA, ADR (L)	861,825	16,779,733	1.5%
Petroleo Brasileiro SA,
ADR, Class A (L)	1,254,765	24,216,965	2.2%
Usinas Siderurgicas de
Minas Gerais SA	319,300	2,221,382	0.2%
OTHER SECURITIES		20,847,110	1.9%
		90,636,415
Chile - 1.7%
Empresas CMPC SA	1,737,226	6,442,638	0.6%
Enersis SA, ADR (L)	371,730	6,772,921	0.6%
OTHER SECURITIES		5,865,201	0.5%
		19,080,760
China - 10.5%
Agricultural Bank of China, Ltd.,
H Shares	11,169,000	5,631,200	0.5%
Bank of China, Ltd., H Shares	64,081,694	29,177,470	2.6%
Bank of Communications
Company, Ltd., H Shares	7,526,876	5,741,524	0.5%
China Minsheng Banking Corp., Ltd.,
H Shares	4,580,500	5,409,407	0.5%
China Petroleum &
Chemical Corp., ADR	146,867	16,877,956	1.5%
China Petroleum & Chemical Corp.,
H Shares	4,167,439	4,784,692	0.4%
OTHER SECURITIES		51,083,548	4.5%
		118,705,797
Colombia - 0.1%		704,139	0.1%
Czech Republic - 0.4%		4,780,428	0.4%
Hong Kong - 5.1%
China Unicom Hong Kong, Ltd.	4,504,000	7,291,537	0.7%

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Hong Kong (continued)
China Unicom Hong
Kong, Ltd., ADR (L)	214,448	$3,493,358	0.3%
OTHER SECURITIES		46,101,297	4.1%
		56,886,192
Hungary - 0.5%
OTP Bank PLC (L)	282,692	5,373,129	0.5%
OTHER SECURITIES		401,317	0.0%
		5,774,446
India - 8.0%
Reliance Industries, Ltd.	600,078	9,269,480	0.8%
Reliance Industries, Ltd., GDR (S)	349,881	10,790,491	1.0%
OTHER SECURITIES		69,787,394	6.2%
		89,847,365
Indonesia - 2.8%		31,217,322	2.8%
Israel - 0.0%		119,607	0.0%
Malaysia - 3.9%
AMMB Holdings BHD	2,200,162	4,886,943	0.4%
OTHER SECURITIES		38,692,402	3.5%
		43,579,345
Mexico - 7.0%
Alfa SAB de CV, Class A	3,135,770	6,666,328	0.6%
Cemex SAB de CV, ADR (I)(L)	1,313,956	12,968,746	1.2%
Fomento Economico Mexicano SAB
de CV, ADR	82,567	8,314,497	0.7%
Grupo Aeroportuario del Pacifico
SAB de CV, ADR	81,585	4,664,214	0.4%
Grupo Carso SAB de CV, Series A1	950,765	4,672,807	0.4%
Grupo Financiero Banorte SAB
de CV, Series O	2,397,900	15,484,146	1.4%
Organizacion Soriana SAB
de CV, Series B	1,587,300	6,053,851	0.5%
OTHER SECURITIES		20,501,004	1.8%
		79,325,593
Philippines - 1.0%		11,367,075	1.0%
Poland - 1.9%
PGE SA	828,765	4,886,404	0.4%
Polski Koncern Naftowy Orlen SA (I)	472,808	7,641,318	0.7%
OTHER SECURITIES		8,392,344	0.8%
		20,920,066
Russia - 5.0%
Gazprom OAO, ADR
(London Exchange)	5,104,874	48,949,988	4.4%
Lukoil OAO, ADR	68,866	4,604,120	0.4%
OTHER SECURITIES		2,427,893	0.2%
		55,982,001
South Africa - 7.8%
ABSA Group, Ltd.	383,490	7,477,058	0.7%
Gold Fields, Ltd., ADR	784,509	9,798,517	0.9%
Harmony Gold Mining
Company, Ltd., ADR	532,185	4,768,378	0.4%
Impala Platinum Holdings, Ltd.	382,149	7,716,137	0.7%
Nedbank Group, Ltd.	282,400	6,315,244	0.6%
Standard Bank Group, Ltd.	923,202	13,063,161	1.2%
Steinhoff
International Holdings, Ltd. (I)(L)	1,892,115	6,183,982	0.6%
OTHER SECURITIES		32,681,958	2.9%
		88,004,435

Emerging Markets Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
South Korea - 15.7%
Hana Financial Group, Inc.	267,845	$8,756,271	0.8%
KB Financial Group, Inc.	62,198	2,219,249	0.2%
KB Financial Group, Inc., ADR (L)	341,648	12,265,163	1.1%
LG Corp.	77,528	4,751,850	0.4%
LG Display
Company, Ltd., ADR (I)(L)	517,007	7,486,261	0.7%
LG Electronics, Inc.	127,442	8,804,957	0.8%
POSCO	45,501	14,877,419	1.3%
POSCO, ADR (L)	71,464	5,870,768	0.5%
Samsung SDI Company, Ltd.	39,287	5,554,207	0.5%
Shinhan Financial Group
Company, Ltd., ADR	390,336	14,301,911	1.3%
Shinhan Financial
Group Company, Ltd.	136,367	4,960,234	0.4%
SK Holdings Company, Ltd.	35,524	5,953,727	0.5%
SK Innovation Company, Ltd.	38,962	6,391,955	0.6%
Woori Finance
Holdings Company, Ltd.	424,357	4,712,700	0.4%
Woori Finance Holdings
Company, Ltd., ADR	100	3,335	0.0%
OTHER SECURITIES		69,652,267	6.2%
		176,562,274
Taiwan - 13.0%
Fubon Financial
Holding Company, Ltd. (I)	4,495,649	5,456,871	0.5%
Mega Financial
Holding Company, Ltd.	11,029,050	8,621,251	0.8%
United Microelectronics Corp.	16,156,794	6,536,177	0.6%
OTHER SECURITIES		126,182,792	11.2%
		146,797,091
Thailand - 3.2%
Bangkok Bank PCL	1,038,900	6,669,133	0.6%
Bangkok Bank PCL, Foreign Shares	145,000	993,506	0.1%
PTT Global Chemical PCL	2,063,100	4,721,053	0.4%
OTHER SECURITIES		23,362,098	2.1%
		35,745,790
Turkey - 2.3%		26,344,575	2.3%
TOTAL COMMON STOCKS (Cost $1,028,436,680)		$1,102,380,716
PREFERRED SECURITIES - 1.7%
Brazil - 1.6%
Gerdau SA	444,000	3,962,508	0.4%
Petroleo Brasileiro SA	327,052	3,163,903	0.3%
Usinas Siderurgicas de
Minas Gerais SA	920,837	6,003,072	0.5%
OTHER SECURITIES		5,077,281	0.4%
		18,206,764
Colombia - 0.1%		463,059	0.1%
Malaysia - 0.0%		43,233	0.0%
TOTAL PREFERRED
SECURITIES (Cost $21,954,435)	$ 18,713,056
Rights 0.0%		15,024	0.0%
TOTAL RIGHTS (Cost $42,633)	$ 15,024
Warrants 0.0%		2,335	0.0%
TOTAL WARRANTS (Cost $0)	$ 2,335

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 6.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	7,665,659	76,713,313	6.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,715,181)		$ 76,713,313
SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%		519,543	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $519,543)		$ 519,543
Total Investments (Emerging Markets Value Trust)
(Cost $1,127,668,472) - 106.6%		$ 1,198,343,987	106.6%
Other Assets And Liabilities, Net - (6.6%)		(73,757,116)	(6.6)%
TOTAL NET ASSETS - 100.0%		$ 1,124,586,871	100.0%

Equity-Income Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.6%
Consumer Discretionary - 11.3%
Kohl’s Corp.	395,500	$16,998,590	0.9%
Mattel, Inc.	551,975	20,213,325	1.0%
The McGraw-Hill Companies, Inc.	326,900	17,871,623	0.9%
The Walt Disney Company	366,800	18,262,972	0.9%
Time Warner, Inc.	539,400	25,799,502	1.3%
OTHER SECURITIES		127,118,669	6.3%
		226,264,681
Consumer Staples - 5.6%
Campbell Soup Company (L)	494,300	17,246,127	0.9%
PepsiCo, Inc.	250,400	17,134,872	0.9%
The Clorox Company (L)	270,800	19,827,976	1.0%
OTHER SECURITIES		57,908,472	2.9%
		112,117,447
Energy - 14.0%
Anadarko Petroleum Corp.	261,800	19,454,358	1.0%
Chevron Corp.	441,700	47,765,438	2.4%
Exxon Mobil Corp.	499,100	43,197,105	2.2%
Hess Corp.	332,200	17,593,312	0.9%
Murphy Oil Corp.	384,300	22,885,065	1.2%
Royal Dutch Shell PLC, ADR	479,000	33,027,050	1.7%
Schlumberger, Ltd.	269,700	18,687,513	0.9%
OTHER SECURITIES		76,311,386	3.9%
		278,921,227
Financials - 20.0%
American Express Company	529,900	30,458,652	1.5%
Bank of America Corp.	2,156,593	25,016,479	1.3%
JPMorgan Chase & Company	1,183,775	52,050,587	2.6%
Marsh & McLennan Companies, Inc.	644,100	22,202,127	1.1%
Northern Trust Corp.	370,400	18,579,264	0.9%
PNC Financial Services Group, Inc.	336,800	19,638,808	1.0%
SunTrust Banks, Inc.	637,300	18,067,455	0.9%
The Allstate Corp.	540,700	21,719,919	1.1%
U.S. Bancorp	1,007,700	32,185,938	1.6%
Wells Fargo & Company	1,096,300	37,471,534	1.9%
OTHER SECURITIES		122,293,161	6.1%
		399,683,924

Equity-Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health Care - 7.2%
Johnson & Johnson	381,300	$26,729,130	1.3%
Merck & Company, Inc.	545,350	22,326,629	1.1%
Pfizer, Inc.	1,011,335	25,364,282	1.3%
Thermo Fisher Scientific, Inc.	411,600	26,251,848	1.3%
OTHER SECURITIES		42,911,142	2.2%
		143,583,031
Industrials - 14.1%
3M Company	293,600	27,260,760	1.4%
Emerson Electric Company	435,500	23,064,080	1.2%
General Electric Company	2,575,200	54,053,448	2.7%
Honeywell International, Inc.	342,900	21,763,863	1.1%
Illinois Tool Works, Inc.	410,500	24,962,505	1.3%
Norfolk Southern Corp.	332,300	20,549,432	1.0%
The Boeing Company	220,300	16,601,808	0.8%
United Parcel Service, Inc., Class B	259,200	19,110,816	1.0%
OTHER SECURITIES		74,829,485	3.7%
		282,196,197
Information Technology - 8.1%
Cisco Systems, Inc.	848,800	16,678,920	0.8%
Computer Sciences Corp.	430,124	17,226,466	0.9%
Harris Corp.	377,800	18,497,088	0.9%
Microsoft Corp.	896,825	23,972,132	1.2%
OTHER SECURITIES		85,235,605	4.3%
		161,610,211
Materials - 4.9%
International Paper Company	715,200	28,493,568	1.4%
Nucor Corp.	469,900	20,290,282	1.0%
OTHER SECURITIES		48,202,181	2.5%
		96,986,031
Telecommunication Services - 3.8%
AT&T, Inc.	1,059,149	35,703,913	1.8%
Verizon Communications, Inc.	418,500	18,108,495	0.9%
OTHER SECURITIES		22,621,887	1.1%
		76,434,295
Utilities - 5.6%
Duke Energy Corp.	401,819	25,636,052	1.3%
Entergy Corp.	313,800	20,004,750	1.0%
Exelon Corp.	562,600	16,731,724	0.8%
NiSource, Inc.	834,100	20,760,749	1.0%
OTHER SECURITIES		29,228,803	1.4%
		112,362,078
TOTAL COMMON STOCKS (Cost $1,537,696,310)		$1,890,159,122
PREFERRED SECURITIES - 0.7%
Consumer Discretionary - 0.7%		13,876,679	0.7%
TOTAL PREFERRED
SECURITIES (Cost $15,735,070)		$ 13,876,679
SECURITIES LENDING COLLATERAL - 7.2%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	14,352,097	143,627,178	7.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $143,633,396)		$ 143,627,178
SHORT-TERM INVESTMENTS - 3.6%
Money Market Funds - 3.6%
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	69,089,460	69,089,460	3.5%

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Equity-Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
OTHER SECURITIES		$ 2,317,983	0.1%
		71,407,443
TOTAL SHORT-TERM
INVESTMENTS (Cost $71,407,443)		$ 71,407,443
Total Investments (Equity-Income Trust)
(Cost $1,768,472,219) - 106.1%		$ 2,119,070,422	106.1%
Other Assets And Liabilities, Net - (6.1%)		(122,233,684)	(6.1)%
TOTAL NET ASSETS - 100.0%		$ 1,996,836,738	100.0%

Financial Services Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.8%
Consumer Discretionary - 1.4%
Bed Bath & Beyond, Inc. (I)	34,410	$1,923,863	1.4%
Consumer Staples - 2.9%
CVS Caremark Corp.	83,500	4,037,225	2.9%
Energy - 3.1%
Canadian Natural Resources, Ltd.	149,120	4,305,094	3.1%
Financials - 84.1%
Alleghany Corp. (I)	19,919	6,681,231	4.9%
American Express Company	255,968	14,713,041	10.7%
American
International Group, Inc. (I)	183,700	6,484,610	4.7%
Ameriprise Financial, Inc.	31,986	2,003,283	1.5%
Bank of America Corp.	36,055	418,238	0.3%
Brookfield Asset
Management, Inc., Class A (L)	180,090	6,600,299	4.8%
Everest Re Group, Ltd.	54,438	5,985,458	4.4%
ICICI Bank, Ltd., ADR	34,573	1,507,729	1.1%
Julius Baer Group, Ltd.	191,194	6,878,901	5.0%
Loews Corp.	199,875	8,144,906	5.9%
Markel Corp. (I)(L)	18,474	8,007,001	5.8%
Oaktree Capital Group LLC	164,150	7,467,184	5.4%
SKBHC Holdings LLC (I)	432	2,301,970	1.7%
State Bank of India, GDR	99,569	8,987,676	6.5%
The Bank of New
York Mellon Corp.	315,586	8,110,560	5.9%
The Charles Schwab Corp.	27,502	394,929	0.3%
The First Marblehead Corp. (I)(L)	410,168	318,660	0.2%
The Goldman Sachs Group, Inc.	36,648	4,674,819	3.4%
The Progressive Corp. (L)	275,420	5,811,362	4.2%
U.S. Bancorp	28,629	914,410	0.7%
Wells Fargo & Company	275,881	9,429,613	6.9%
		115,835,880
Information Technology - 8.3%
Cielo SA	67,128	1,879,578	1.4%
Google, Inc., Class A (I)	4,800	3,404,966	2.5%
Visa, Inc., Class A	40,153	6,086,398	4.4%
		11,370,942
Materials - 0.0%
Sino-Forest Corp. (I)(L)	606,500	1	0.0%
TOTAL COMMON STOCKS (Cost $128,479,061)		$ 137,473,005

Financial Services Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 9.8%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	1,345,095	13,460,900	9.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,459,982)		$ 13,460,900

COMMERCIAL PAPER - 0.7%
Financials - 0.7%
Bank of Nova Scotia, 0.0200%,
01/02/2013 *	$ 931,000	$931,000	0.7%
TOTAL COMMERCIAL PAPER (Cost $931,000)		$ 931,000
Total Investments (Financial Services Trust)
(Cost $142,870,043) - 110.3%		$ 151,864,905	110.3%
Other Assets And Liabilities, Net - (10.3%)		(14,132,521)	(10.3)%
TOTAL NET ASSETS - 100.0%		$ 137,732,384	100.0%

Franklin Templeton Founding Allocation Trust
Shares or		% of
Principal		Net
Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 100.0%
Equity - 66.8%
John Hancock Variable Insurance Trust (G) - 66.8%
Global, Series NAV (Franklin)	$ 416,221,871	33.4%
Mutual Shares,
Series NAV (Franklin)	416,196,612	33.4%
	832,418,483
	832,418,483
Fixed Income - 33.2%
John Hancock Variable Insurance Trust (G) - 33.2%
Income, Series NAV (Franklin)	414,082,611	33.2%
	1,246,501,094
TOTAL INVESTMENT
COMPANIES (Cost $1,208,670,371)	$ 1,246,501,094
Total Investments (Franklin Templeton Founding
Allocation Trust) (Cost $1,208,670,371) - 100.0%	$ 1,246,501,094	100.0%
Other Assets And Liabilities, Net - 0.0%	(10,667)	0.0%
TOTAL NET ASSETS - 100.0%	$ 1,246,490,427	100.0%

Fundamental All Cap Core Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.1%
Consumer Discretionary - 18.4%
Amazon.com, Inc. (I)	359,734	$90,343,597	6.7%
Blue Nile, Inc. (I)	298,455	11,490,518	0.9%
Carnival Corp.	824,360	30,311,717	2.3%
Corus Entertainment, Inc.	571,795	14,129,608	1.1%
Lennar Corp., Class A	427,509	16,531,773	1.2%
Lowe’s Companies, Inc.	1,571,822	55,831,117	4.2%
Omnicom Group, Inc.	278,056	13,891,678	1.0%

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Starbucks Corp.	284,266	$15,242,343	1.1%
		247,772,351
Consumer Staples - 5.0%
Avon Products, Inc.	1,072,247	15,397,467	1.1%
Diageo PLC, ADR	119,357	13,914,639	1.0%
SABMiller PLC	337,677	15,893,809	1.2%
Tsingtao Brewery Company, Ltd.,
H Shares	3,781,254	22,519,611	1.7%
		67,725,526
Energy - 7.6%
Apache Corp.	428,727	33,655,070	2.5%
National Oilwell Varco, Inc.	178,231	12,182,089	0.9%
Occidental Petroleum Corp.	299,764	22,964,920	1.7%
Schlumberger, Ltd.	292,090	20,238,916	1.5%
Ultra Petroleum Corp. (I)	764,491	13,860,222	1.0%
		102,901,217
Financials - 24.8%
AllianceBernstein Holding LP	2,217,757	38,655,505	2.9%
Bank of America Corp.	4,189,321	48,596,124	3.6%
JPMorgan Chase & Company	1,439,587	63,298,640	4.7%
Morgan Stanley	1,431,121	27,363,034	2.0%
Northern Trust Corp.	489,150	24,535,764	1.8%
Prudential Financial, Inc.	396,909	21,167,157	1.6%
State Street Corp.	455,121	21,395,238	1.6%
T. Rowe Price Group, Inc.	568,878	37,051,022	2.8%
The Goldman Sachs Group, Inc.	403,523	51,473,394	3.8%
		333,535,878
Health Care - 6.0%
AMN
Healthcare Services, Inc. (I)(V)	2,791,756	32,244,782	2.4%
Amsurg Corp. (I)	410,112	12,307,461	0.9%
Medtronic, Inc.	451,157	18,506,460	1.4%
VCA Antech, Inc. (I)	842,765	17,740,203	1.3%
		80,798,906
Industrials - 11.9%
American Science
& Engineering, Inc. (V)	509,316	33,212,496	2.5%
Avery Dennison Corp.	1,535,821	53,630,869	4.0%
L-3 Communications Holdings, Inc.	177,431	13,594,763	1.0%
Robert Half International, Inc.	507,657	16,153,646	1.2%
Sensata
Technologies Holding NV (I)	1,353,562	43,963,694	3.3%
		160,555,468
Information Technology - 24.4%
Apple, Inc.	101,413	54,056,171	4.0%
Bankrate, Inc. (I)	1,785,699	22,231,953	1.7%
Broadridge Financial Solutions, Inc.	1,211,104	27,710,060	2.1%
Cisco Systems, Inc.	857,575	16,851,349	1.3%
EMC Corp. (I)	735,743	18,614,298	1.4%
FactSet Research Systems, Inc.	537,559	47,337,446	3.5%
Google, Inc., Class A (I)	31,627	22,435,245	1.7%
NetApp, Inc. (I)	849,362	28,496,095	2.1%
QUALCOMM, Inc.	1,047,745	64,981,145	4.8%
Tellabs, Inc.	3,677,180	8,383,970	0.6%
VistaPrint NV (I)	548,564	18,025,813	1.3%
		329,123,545
TOTAL COMMON STOCKS (Cost $1,245,810,318)		$1,322,412,891

Fundamental All Cap Core Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreement - 3.4%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$45,500,025 on 1/02/2013
collateralized by $46,460,000
U.S. Treasury Bills 0.010% due
11/14/2013 (valued at
$46,413,540 including interest)	$ 45,500,000	$45,500,000	3.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $45,500,000)		$ 45,500,000
Total Investments (Fundamental All Cap Core
Trust) (Cost $1,291,310,318) - 101.5%		$ 1,367,912,891	101.5%
Other Assets And Liabilities, Net - (1.5%)		(20,591,615)	(1.5)%
TOTAL NET ASSETS - 100.0%		$ 1,347,321,276	100.0%

Fundamental Holdings Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 39.3%
Bond Trust, Series NAV
(John Hancock) (A)(1)	30,058,686	$420,220,424	39.3%
American Funds Insurance Series - 60.7%
American Funds Insurance Series - 23.7%
American Growth-Income
Fund - Class 1	6,563,118	252,548,765	23.7%
Equity - 37.0%
American Growth Fund - Class 1	4,163,335	253,547,103	23.7%
American International
Fund - Class 1	8,026,988	141,917,141	13.3%
		395,464,244
		648,013,009
TOTAL INVESTMENT
COMPANIES (Cost $859,123,979)		$ 1,068,233,433
Total Investments (Fundamental Holdings Trust)
(Cost $859,123,979) - 100.0%		$ 1,068,233,433	100.0%
Other Assets And Liabilities, Net - 0.0%		7,532	0.0%
TOTAL NET ASSETS - 100.0%		$ 1,068,240,965	100.0%

Fundamental Large Cap Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.2%
Consumer Discretionary - 12.7%
Adidas AG	83,490	$7,440,478	1.4%
Carnival Corp.	433,603	15,943,582	3.0%
Dorel Industries, Inc., Class B	172,448	6,232,538	1.2%
Lennar Corp., Class A	170,022	6,574,751	1.3%
Lowe’s Companies, Inc.	655,306	23,276,469	4.4%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Omnicom Group, Inc.	148,980	$7,443,041	1.4%
		66,910,859
Consumer Staples - 10.2%
Avon Products, Inc.	438,265	6,293,485	1.2%
Diageo PLC, ADR	108,981	12,705,005	2.4%
PepsiCo, Inc.	160,886	11,009,429	2.1%
Philip Morris International, Inc.	56,486	4,724,489	0.9%
SABMiller PLC (I)	234,713	11,047,491	2.1%
The Procter & Gamble Company	117,453	7,973,884	1.5%
		53,753,783
Energy - 10.2%
Apache Corp.	204,607	16,061,650	3.1%
Chevron Corp.	118,808	12,847,897	2.5%
Exxon Mobil Corp.	66,886	5,788,983	1.1%
National Oilwell Varco, Inc.	95,193	6,506,442	1.3%
Occidental Petroleum Corp.	158,955	12,177,543	2.3%
		53,382,515
Financials - 28.4%
AllianceBernstein Holding LP	823,839	14,359,514	2.7%
Bank of America Corp.	1,620,953	18,803,055	3.6%
JPMorgan Chase & Company	550,805	24,218,896	4.6%
Morgan Stanley	553,737	10,587,451	2.0%
Northern Trust Corp.	299,546	15,025,227	2.9%
Prudential Financial, Inc.	135,336	7,217,469	1.4%
State Street Corp.	215,991	10,153,737	1.9%
Stewart Information Services Corp.	434,640	11,300,640	2.2%
The Goldman Sachs Group, Inc.	153,054	19,523,568	3.7%
Wells Fargo & Company	526,694	18,002,401	3.4%
		149,191,958
Health Care - 10.0%
Amgen, Inc.	59,203	5,110,403	1.0%
Amsurg Corp. (I)	192,728	5,783,767	1.1%
Medtronic, Inc.	240,173	9,851,896	1.9%
Merck & Company, Inc.	334,313	13,686,774	2.6%
Novartis AG, ADR	169,009	10,698,270	2.0%
VCA Antech, Inc. (I)	341,707	7,192,932	1.4%
		52,324,042
Industrials - 12.4%
Avery Dennison Corp.	501,976	17,529,002	3.3%
Deere & Company	93,982	8,121,922	1.5%
FedEx Corp.	108,808	9,979,870	1.9%
General Electric Company	589,148	12,366,217	2.4%
Robert Half International, Inc.	200,258	6,372,210	1.2%
Sensata
Technologies Holding NV (I)	333,475	10,831,268	2.1%
		65,200,489
Information Technology - 12.5%
Broadridge Financial Solutions, Inc.	393,293	8,998,544	1.7%
Cisco Systems, Inc.	1,047,204	20,577,559	3.9%
Intel Corp.	573,374	11,828,706	2.3%
Microsoft Corp.	257,031	6,870,439	1.3%
Oracle Corp.	127,615	4,252,132	0.8%
QUALCOMM, Inc.	187,512	11,629,494	2.2%
Tellabs, Inc.	691,714	1,577,108	0.3%
		65,733,982
Utilities - 0.8%
Entergy Corp.	69,165	4,409,269	0.8%
TOTAL COMMON STOCKS (Cost $469,082,962)		$ 510,906,897

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 4.1%
Repurchase Agreement - 4.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$21,302,012 on 01/02/2013,
collateralized by $21,750,000
U.S. Treasury Bills, 0.010% due
11/14/2013 (valued at
$21,728,250, including interest)	$ 21,302,000	$21,302,000	4.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,302,000)		$ 21,302,000
Total Investments (Fundamental Large Cap Value
Trust) (Cost $490,384,962) - 101.3%		$ 532,208,897	101.3%
Other Assets And Liabilities, Net - (1.3%)		(6,733,250)	(1.3)%
TOTAL NET ASSETS - 100.0%		$ 525,475,647	100.0%

Fundamental Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.2%
Consumer Discretionary - 8.8%
Bed Bath & Beyond, Inc. (I)	698,178	$39,035,132	2.6%
CarMax, Inc. (I)	255,468	9,590,269	0.6%
Harley-Davidson, Inc.	203,028	9,915,891	0.7%
Liberty
Interactive Corp., Series A (I)	425,495	8,373,742	0.6%
Netflix, Inc. (I)(L)	129,750	12,038,205	0.8%
The Walt Disney Company	728,690	36,281,475	2.4%
OTHER SECURITIES		18,422,130	1.2%
		133,656,844
Consumer Staples - 17.9%
Costco Wholesale Corp.	753,817	74,454,505	4.9%
CVS Caremark Corp.	2,049,736	99,104,736	6.5%
Diageo PLC, ADR (L)	297,782	34,715,426	2.3%
Heineken Holding NV	296,355	16,233,353	1.1%
Philip Morris International, Inc.	170,957	14,298,843	0.9%
The Coca-Cola Company	547,760	19,856,300	1.3%
OTHER SECURITIES		13,718,917	0.9%
		272,382,080
Energy - 9.6%
Canadian Natural Resources, Ltd.	1,281,910	37,008,742	2.4%
Devon Energy Corp.	231,661	12,055,638	0.8%
EOG Resources, Inc.	393,593	47,542,098	3.1%
Occidental Petroleum Corp.	403,730	30,929,755	2.0%
Schlumberger, Ltd.	128,220	8,884,364	0.6%
Transocean, Ltd.	204,152	9,115,387	0.6%
		145,535,984
Financials - 36.4%
ACE, Ltd.	154,530	12,331,494	0.8%
Alleghany Corp. (I)	67,586	22,669,696	1.5%
American Express Company	1,646,310	94,629,899	6.2%
Berkshire Hathaway, Inc. Class A (I)	324	43,435,440	2.9%
Brookfield Asset
Management, Inc., Class A	456,380	16,726,327	1.1%
Fairfax Financial Holdings, Ltd.	31,000	11,186,252	0.7%
Hang Lung Group, Ltd.	2,503,200	14,340,470	0.9%
JPMorgan Chase & Company	236,408	10,394,860	0.7%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
Julius Baer Group, Ltd. (I)	1,004,800	$36,151,341	2.4%
Loews Corp.	1,135,627	46,276,800	3.0%
The Bank of New
York Mellon Corp.	3,035,702	78,017,541	5.1%
The Charles Schwab Corp.	561,700	8,066,012	0.5%
The Progressive Corp.	1,872,084	39,500,972	2.6%
Wells Fargo & Company	2,733,326	93,425,083	6.1%
OTHER SECURITIES		26,478,512	1.8%
		553,630,699
Health Care - 3.0%
Express Scripts
Holding Company (I)	644,188	34,786,152	2.3%
OTHER SECURITIES		11,489,656	0.7%
		46,275,808
Industrials - 5.0%
China Merchants Holdings
International Company, Ltd.	5,837,736	19,010,963	1.3%
Iron Mountain, Inc.	621,049	19,283,571	1.3%
Kuehne & Nagel International AG	153,556	18,687,885	1.2%
PACCAR, Inc. (L)	289,530	13,089,651	0.9%
OTHER SECURITIES		6,156,070	0.4%
		76,228,140
Information Technology - 9.2%
Google, Inc., Class A (I)	86,500	61,360,505	4.0%
Microsoft Corp.	439,954	11,759,970	0.8%
Oracle Corp.	408,150	13,599,558	0.9%
Texas Instruments, Inc.	727,110	22,496,783	1.5%
Visa, Inc., Class A	67,830	10,281,671	0.7%
OTHER SECURITIES		21,070,193	1.4%
		140,568,680
Materials - 7.1%
Air Products & Chemicals, Inc.	274,720	23,081,974	1.5%
BHP Billiton PLC	355,520	12,492,795	0.8%
Ecolab, Inc.	191,855	13,794,375	0.9%
Monsanto Company	270,060	25,561,179	1.7%
Potash Corp. of Saskatchewan, Inc.	265,498	10,803,114	0.7%
Rio Tinto PLC	192,534	11,219,428	0.7%
OTHER SECURITIES		10,801,457	0.7%
		107,754,322
Telecommunication Services - 0.2%		2,878,616	0.2%
TOTAL COMMON STOCKS (Cost $1,184,469,690)		$ 1,478,911,173

CONVERTIBLE BONDS - 0.0%
Materials - 0.0%		$ 452,146	0.0%
TOTAL CONVERTIBLE BONDS (Cost $3,244,100)		$ 452,146

SECURITIES LENDING COLLATERAL - 2.6%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	3,913,010	39,159,055	2.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $39,157,625)		$ 39,159,055

COMMERCIAL PAPER - 2.1%
Bank of Nova Scotia
0.020%, 01/02/2013 *	$ 20,380,000	$20,379,989	1.3%

Fundamental Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMERCIAL PAPER (continued)
Bank of Nova Scotia
0.120%, 01/02/2013 *	$ 12,500,000	$12,499,958	0.8%
TOTAL COMMERCIAL PAPER (Cost $32,879,947)		$32,879,947
Total Investments (Fundamental Value Trust)
(Cost $1,259,751,362) - 101.9%		$ 1,551,402,321	101.9%
Other Assets And Liabilities, Net - (1.9%)		(29,587,350)	(1.9)%
TOTAL NET ASSETS - 100.0%		$ 1,521,814,971	100.0%

Global Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.4%
Austria - 0.4%		$ 2,214,718	0.4%
Brazil - 0.7%		4,193,457	0.7%
Canada - 1.3%
Talisman Energy, Inc.	688,080	7,782,145	1.3%
China - 0.7%		4,365,048	0.7%
France - 11.7%
Alstom SA	195,310	8,003,214	1.3%
AXA SA	423,026	7,651,676	1.3%
BNP Paribas SA	174,790	9,852,415	1.6%
Cie Generale des
Etablissements Michelin	96,502	9,148,675	1.5%
Credit Agricole SA (I)	818,790	6,647,832	1.1%
Sanofi	127,080	12,051,659	2.0%
Total SA	178,610	9,244,414	1.5%
OTHER SECURITIES		8,253,211	1.4%
		70,853,096
Germany - 5.2%
Deutsche Lufthansa AG	618,650	11,628,416	1.9%
Siemens AG	63,450	6,896,356	1.1%
OTHER SECURITIES		13,066,629	2.2%
		31,591,401
Hong Kong - 0.4%		2,190,490	0.4%
India - 0.6%		3,627,480	0.6%
Ireland - 1.6%
CRH PLC	422,064	8,758,198	1.4%
OTHER SECURITIES		990,184	0.2%
		9,748,382
Italy - 3.5%
Eni SpA	299,420	7,386,554	1.2%
UniCredit SpA (I)	1,629,069	8,044,492	1.3%
OTHER SECURITIES		5,954,081	1.0%
		21,385,127
Japan - 3.2%
Toyota Motor Corp.	155,450	7,255,873	1.2%
OTHER SECURITIES		12,514,950	2.0%
		19,770,823
Netherlands - 6.3%
ING Groep NV (I)	1,123,202	10,740,835	1.8%
Koninklijke Philips Electronics NV	229,980	6,169,973	1.0%
Randstad Holdings NV	174,570	6,444,094	1.1%
Royal Dutch Shell PLC, A Shares	97,344	3,346,894	0.6%

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, B Shares	156,840	$5,550,935	0.9%
OTHER SECURITIES		6,197,821	1.0%
		38,450,552
Portugal - 0.7%		4,356,487	0.7%
Singapore - 2.9%
Singapore Telecommunications, Ltd.	3,259,800	8,865,207	1.5%
OTHER SECURITIES		9,000,215	1.4%
		17,865,422
South Korea - 3.9%
KB Financial Group, Inc., ADR	180,628	6,484,545	1.1%
Samsung Electronics Company, Ltd.	10,720	15,342,734	2.5%
OTHER SECURITIES		1,644,654	0.3%
		23,471,933
Spain - 0.5%		2,929,476	0.5%
Sweden - 0.8%		4,989,774	0.8%
Switzerland - 7.5%
Credit Suisse Group AG (I)	336,400	8,440,726	1.4%
Roche Holdings AG	57,200	11,653,065	1.9%
Swiss Re, Ltd. (I)	92,630	6,760,532	1.1%
UBS AG (I)	417,380	6,563,790	1.1%
OTHER SECURITIES		12,240,346	2.0%
		45,658,459
Taiwan - 0.3%		1,694,251	0.3%
Turkey - 1.0%
Turkcell Iletisim Hizmetleri
AS, ADR (I)	382,250	6,169,515	1.0%
United Kingdom - 11.6%
Aviva PLC	1,256,769	7,586,859	1.3%
GlaxoSmithKline PLC	487,640	10,587,437	1.7%
HSBC Holdings PLC	620,039	6,582,163	1.1%
International Consolidated Airlines
Group SA (London Exchange) (I)	3,120,840	9,620,575	1.6%
Kingfisher PLC	1,640,530	7,577,424	1.3%
Tesco PLC	1,215,450	6,676,853	1.1%
Vodafone Group PLC	4,767,350	11,989,247	2.0%
OTHER SECURITIES		9,875,864	1.6%
		70,496,422
United States - 34.6%
Amgen, Inc.	137,070	11,831,882	2.0%
Baker Hughes, Inc.	190,260	7,770,218	1.3%
Cisco Systems, Inc.	505,220	9,927,573	1.6%
Citigroup, Inc.	235,940	9,333,786	1.5%
Comcast Corp., Special Class A	269,040	9,671,988	1.6%
Halliburton Company	219,140	7,601,967	1.3%
JPMorgan Chase & Company	139,760	6,145,247	1.0%
Medtronic, Inc.	164,650	6,753,943	1.1%
Merck & Company, Inc.	203,200	8,319,008	1.4%
Microsoft Corp.	457,290	12,223,362	2.0%
Morgan Stanley	320,480	6,127,578	1.0%
Pfizer, Inc.	519,150	13,020,282	2.1%
Sprint Nextel Corp. (I)	1,498,990	8,499,273	1.4%
Time Warner Cable, Inc.	61,522	5,979,323	1.0%
Time Warner, Inc.	145,233	6,946,494	1.1%
United Parcel Service, Inc., Class B	113,280	8,352,134	1.4%
OTHER SECURITIES		71,585,997	11.8%
		210,090,055
TOTAL COMMON STOCKS (Cost $626,984,627)		$ 603,894,513

Global Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	696,732	6,972,477	1.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,972,299)		$ 6,972,477

SHORT-TERM INVESTMENTS - 1.2%
Time Deposits - 1.2%
Royal Bank of Canada, 0.050%,
01/02/2013 *	$ 7,000,000	$7,000,000	1.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,000,000)		$ 7,000,000
Total Investments (Global Trust)
(Cost $640,956,926) - 101.7%		$ 617,866,990	101.7%
Other Assets And Liabilities, Net - (1.7%)		(10,274,370)	(1.7)%
TOTAL NET ASSETS - 100.0%		$ 607,592,620	100.0%

Global Diversification Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 26.5%
Fixed Income - 26.5%
John Hancock Variable Insurance Trust (G) - 26.5%
Bond Trust, Series NAV
(John Hancock) (A)(1)	14,636,936	$204,624,369	26.5%
		204,624,369
American Funds Insurance Series - 73.5%
Equity - 65.9%
American Global Growth
Fund - Class 1	13,397,158	315,904,994	40.9%
American Global Small
Capitalization Fund - Class 1	5,814,852	117,227,423	15.2%
American New World Fund - Class 1	3,312,854	75,963,753	9.8%
Fixed Income - 7.6%
American High-Income Bond
Fund - Class 1	5,274,759	58,866,306	7.6%
TOTAL INVESTMENT
COMPANIES (Cost $659,317,709)		$ 772,586,845
Total Investments (Global Diversification Trust)
(Cost $659,317,709) - 100.0%		$ 772,586,845	100.0%
Other Assets And Liabilities, Net - 0.0%		5,585	0.0%
TOTAL NET ASSETS - 100.0%		$ 772,592,430	100.0%

Growth Equity Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.8%
Consumer Discretionary - 17.3%
Amazon.com, Inc. (I)	31,650	$7,948,581	1.8%
CBS Corp., Class B	181,840	6,919,012	1.6%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Growth Equity Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Comcast Corp., Class A	259,690	$9,707,212	2.2%
Michael Kors Holdings, Ltd. (I)	92,690	4,729,971	1.1%
Nordstrom, Inc.	82,070	4,390,745	1.0%
Ralph Lauren Corp.	31,780	4,764,458	1.1%
Starwood Hotels &
Resorts Worldwide, Inc.	97,150	5,572,522	1.3%
The Home Depot, Inc.	142,410	8,808,059	2.0%
The Walt Disney Company	139,190	6,930,270	1.6%
OTHER SECURITIES		17,234,068	3.9%
		77,004,898
Consumer Staples - 8.4%
Anheuser-Busch InBev NV, ADR	101,570	8,878,234	2.0%
Costco Wholesale Corp.	76,310	7,537,139	1.7%
Diageo PLC, ADR	38,310	4,466,180	1.0%
The Estee Lauder
Companies, Inc., Class A	145,800	8,727,588	2.0%
Whole Foods Market, Inc.	85,100	7,772,183	1.8%
		37,381,324
Energy - 4.6%
Cameron International Corp. (I)	132,010	7,453,285	1.7%
Schlumberger, Ltd.	134,390	9,311,883	2.1%
OTHER SECURITIES		3,842,570	0.8%
		20,607,738
Financials - 1.1%
T. Rowe Price Group, Inc.	71,880	4,681,544	1.1%
Health Care - 12.9%
Allergan, Inc.	108,760	9,976,555	2.2%
Catamaran Corp. (I)	97,320	4,584,745	1.0%
Gilead Sciences, Inc. (I)	120,590	8,857,336	2.0%
Intuitive Surgical, Inc. (I)	12,720	6,237,506	1.4%
Novo Nordisk A/S, ADR	47,420	7,739,418	1.7%
Watson Pharmaceuticals, Inc. (I)	60,780	5,227,080	1.2%
OTHER SECURITIES		14,551,534	3.3%
		57,174,174
Industrials - 11.8%
AMETEK, Inc.	208,280	7,825,080	1.8%
Cummins, Inc.	60,450	6,549,758	1.5%
Eaton Corp. PLC	118,580	6,427,036	1.5%
Honeywell International, Inc.	126,940	8,056,882	1.8%
Kansas City Southern	81,160	6,775,237	1.5%
Precision Castparts Corp.	52,980	10,035,472	2.3%
OTHER SECURITIES		6,724,779	1.5%
		52,394,244
Information Technology - 35.9%
Accenture PLC, Class A	141,520	9,411,080	2.1%
Apple, Inc.	46,690	24,887,171	5.6%
Citrix Systems, Inc. (I)	79,920	5,254,740	1.2%
eBay, Inc. (I)	227,510	11,607,560	2.6%
EMC Corp. (I)	454,610	11,501,633	2.6%
F5 Networks, Inc. (I)	60,600	5,887,290	1.3%
Google, Inc., Class A (I)	23,430	16,620,539	3.7%
Intuit, Inc.	80,510	4,790,345	1.1%
Mastercard, Inc., Class A	20,860	10,248,101	2.3%
Microsoft Corp.	275,310	7,359,036	1.7%
QUALCOMM, Inc.	181,360	11,247,947	2.5%
Salesforce.com, Inc. (I)(L)	32,690	5,495,189	1.2%
SAP AG, ADR (L)	79,200	6,366,096	1.4%
Teradata Corp. (I)	71,260	4,410,281	1.0%
Trimble Navigation, Ltd. (I)(L)	96,640	5,777,139	1.3%
Visa, Inc., Class A	73,870	11,197,215	2.5%

Growth Equity Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
OTHER SECURITIES		$ 7,330,582	1.7%
		159,391,944
Materials - 4.0%
Ecolab, Inc.	62,990	4,528,981	1.0%
Monsanto Company	88,500	8,376,525	1.9%
Praxair, Inc.	44,220	4,839,879	1.1%
		17,745,385
Telecommunication Services - 2.8%
American Tower Corp.	111,780	8,637,241	1.9%
OTHER SECURITIES		3,959,419	0.9%
		12,596,660
TOTAL COMMON STOCKS (Cost $373,927,297)		$ 438,977,911

SECURITIES LENDING COLLATERAL - 2.6%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,164,858	11,657,204	2.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,657,113)		$ 11,657,204

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
State Street Institutional
US Government Money Market
Fund, 0.0416% (Y)	4,633,573	4,633,573	1.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,633,573)		$ 4,633,573
Total Investments (Growth Equity Trust)
(Cost $390,217,983) - 102.4%		$ 455,268,688	102.4%
Other Assets And Liabilities, Net - (2.4%)		(10,866,183)	(2.4)%
TOTAL NET ASSETS - 100.0%		$ 444,402,505	100.0%

Health Sciences Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.5%
Consumer Staples - 0.8%
Food & Staples Retailing - 0.8%		$ 1,592,107	0.8%
		1,592,107
Financials - 0.2%		307,776	0.2%
Health Care - 96.4%
Biotechnology - 36.6%
Onyx Pharmaceuticals, Inc. (I)	36,038	2,721,950
BioMarin Pharmaceutical, Inc. (I)	51,800	2,551,150
Biogen Idec, Inc. (I)	7,719	1,132,146
Cubist Pharmaceuticals, Inc. (I)	37,800	1,589,868
Elan Corp. PLC, ADR (I)	161,900	1,652,999
Gilead Sciences, Inc. (I)	104,396	7,667,886
Alexion Pharmaceuticals, Inc. (I)	121,940	11,439,191
Amgen, Inc.	28,700	2,477,384
Celgene Corp. (I)	33,266	2,618,700
Regeneron Pharmaceuticals, Inc. (I)	23,700	4,054,359
Incyte Corp. (I)	196,600	3,265,526
Medivation, Inc. (I)	46,100	2,358,476
Pharmacyclics, Inc. (I)	79,400	4,597,260

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Biotechnology (continued)
Alkermes PLC (I)	110,700	$2,050,164
OTHER SECURITIES		17,289,044	9.4%
		67,466,103
Health Care Equipment & Supplies - 14.9%
Stryker Corp.	46,900	2,571,058
Edwards Lifesciences Corp. (I)	20,100	1,812,417
Abbott Laboratories	21,900	1,434,450
HeartWare International, Inc. (I)	17,900	1,502,705
DENTSPLY International, Inc.	70,150	2,778,641
Baxter International, Inc.	45,100	3,006,366
Conceptus, Inc. (I)	56,800	1,193,368
IDEXX Laboratories, Inc. (I)	17,700	1,642,560
The Cooper Companies, Inc.	16,035	1,482,917
Zimmer Holdings, Inc.	27,300	1,819,818
Covidien PLC	49,925	2,882,669
OTHER SECURITIES		5,274,201	2.9%
		27,401,170
Health Care Providers & Services - 22.1%
Catamaran Corp. (I)	181,938	8,571,099
Henry Schein, Inc. (I)	24,000	1,931,040
Aetna, Inc.	24,900	1,152,870
AmerisourceBergen Corp.	35,900	1,550,162
McKesson Corp.	32,700	3,170,592
Centene Corp. (I)	34,500	1,414,500
DaVita HealthCare Partners, Inc. (I)	10,895	1,204,224
Express Scripts
Holding Company (I)	36,845	1,989,630
HMS Holdings Corp. (I)	56,100	1,454,112
Bangkok Dusit Medical
Services PCL	324,300	1,203,271
MEDNAX, Inc. (I)	16,100	1,280,272
Universal Health
Services, Inc., Class B	37,650	1,820,378
WellCare Health Plans, Inc. (I)	26,100	1,270,809
UnitedHealth Group, Inc.	73,800	4,002,912
OTHER SECURITIES		8,832,567	4.7%
		40,848,438
Health Care Technology - 1.1%
athenahealth, Inc. (I)	18,600	1,366,170
OTHER SECURITIES		733,902	0.4%
		2,100,072
Life Sciences Tools & Services - 2.7%
Thermo Fisher Scientific, Inc.	29,800	1,900,644
Covance, Inc. (I)	22,800	1,317,156
OTHER SECURITIES		1,685,742	1.0%
		4,903,542
Pharmaceuticals - 19.0%
Valeant
Pharmaceuticals
International, Inc. (I)	90,480	5,407,990
UCB SA	21,472	1,235,264
The Medicines Company (I)	94,955	2,276,071
Roche Holdings AG	8,469	1,725,346
Pfizer, Inc.	53,101	1,331,773
Jazz Pharmaceuticals PLC (I)	22,100	1,175,720
Merck & Company, Inc.	59,309	2,428,110
OTHER SECURITIES		19,447,556	10.6%
		35,027,830
		177,747,155

Health Sciences Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials - 0.6%
Commercial Services & Supplies - 0.2%		$ 419,715	0.2%
Professional Services - 0.4%		645,702	0.4%
		1,065,417
Information Technology - 0.9%
IT Services - 0.3%		638,522	0.3%
Software - 0.6%		1,100,376	0.6%
		1,738,898
Materials - 0.6%
Chemicals - 0.6%
Monsanto Company	12,000	1,135,800
TOTAL COMMON STOCKS (Cost $140,193,803)		$ 183,587,153
PREFERRED SECURITIES - 0.2%
Health Care - 0.1%		122,507	0.1%
Information Technology - 0.1%		168,800	0.1%
TOTAL PREFERRED SECURITIES (Cost $291,307)		$ 291,307
CONVERTIBLE BONDS - 0.1%
Health Care - 0.1%
HeartWare International, Inc.
3.500%, 12/15/2017	$ 51,000	$58,937	0.0%
OTHER SECURITIES		56,453	0.1%
		115,390
TOTAL CONVERTIBLE BONDS (Cost $101,703)		$ 115,390
OPTIONS PURCHASED - 0.0%
Call Options - 0.0%		48,900	0.0%
TOTAL OPTIONS PURCHASED (Cost $20,365)		$ 48,900
Warrants 0.0%		46,037	0.0%
TOTAL WARRANTS (Cost $15,112)		$ 46,037
SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%		1,523,550	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,523,550)		$ 1,523,550
Total Investments (Health Sciences Trust)
(Cost $142,145,840) - 100.6%		$ 185,612,337	100.6%
Other Assets And Liabilities, Net - (0.6%)		(1,190,734)	(0.6)%
TOTAL NET ASSETS - 100.0%		$ 184,421,603	100.0%

Heritage Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.4%
Consumer Discretionary - 22.0%
BorgWarner, Inc. (I)(L)	17,419	$1,247,549	0.9%
Discovery
Communications, Inc., Class A (I)	23,382	1,484,289	1.1%
Expedia, Inc. (L)	21,214	1,303,600	1.0%
Harley-Davidson, Inc.	39,097	1,909,497	1.4%
Michael Kors Holdings, Ltd. (I)	37,212	1,898,928	1.4%

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Heritage Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
PetSmart, Inc.	38,578	$2,636,421	1.9%
priceline.com, Inc. (I)	2,354	1,462,305	1.1%
PVH Corp.	10,594	1,176,040	0.9%
Ulta Salon Cosmetics
& Fragrance, Inc.	17,210	1,691,055	1.2%
OTHER SECURITIES		15,252,834	11.2%
		30,062,518
Consumer Staples - 8.4%
Church & Dwight Company, Inc.	29,990	1,606,564	1.2%
Costco Wholesale Corp.	22,476	2,219,955	1.6%
McCormick & Company, Inc., Non-
Voting Shares	18,172	1,154,467	0.8%
Whole Foods Market, Inc.	35,460	3,238,562	2.4%
OTHER SECURITIES		3,232,908	2.4%
		11,452,456
Energy - 5.2%
Cabot Oil & Gas Corp.	27,804	1,382,971	1.0%
Concho Resources, Inc. (I)	14,862	1,197,283	0.9%
National Oilwell Varco, Inc.	20,229	1,382,652	1.0%
OTHER SECURITIES		3,205,714	2.3%
		7,168,620
Financials - 5.7%
Discover Financial Services	52,618	2,028,424	1.5%
OTHER SECURITIES		5,809,529	4.2%
		7,837,953
Health Care - 13.6%
Alexion Pharmaceuticals, Inc. (I)	23,867	2,238,963	1.6%
Catamaran Corp. (I)	84,261	3,969,536	2.9%
Express Scripts Holding Company (I)	22,790	1,230,660	0.9%
Grifols SA (I)	38,571	1,357,057	1.0%
IDEXX Laboratories, Inc. (I)	14,952	1,387,546	1.0%
Perrigo Company (L)	18,210	1,894,386	1.4%
Regeneron Pharmaceuticals, Inc. (I)	8,074	1,381,219	1.0%
Watson Pharmaceuticals, Inc. (I)	18,622	1,601,492	1.2%
OTHER SECURITIES		3,488,677	2.6%
		18,549,536
Industrials - 14.6%
Canadian Pacific Railway, Ltd. (L)	12,550	1,275,331	0.9%
Flowserve Corp.	9,469	1,390,049	1.0%
Kansas City Southern	40,070	3,345,044	2.5%
Quanta Services, Inc. (I)	54,260	1,480,755	1.1%
Stericycle, Inc. (I)	14,913	1,390,936	1.0%
TransDigm Group, Inc. (L)	13,845	1,887,904	1.4%
Trinity Industries, Inc.	32,812	1,175,326	0.9%
United Rentals, Inc. (I)(L)	32,260	1,468,475	1.1%
Valmont Industries, Inc.	9,273	1,266,228	0.9%
OTHER SECURITIES		5,341,431	3.9%
		20,021,479
Information Technology - 18.5%
Alliance Data Systems Corp. (I)(L)	26,930	3,898,387	2.9%
Apple, Inc.	3,198	1,704,630	1.3%
Equinix, Inc. (I)	6,931	1,429,172	1.1%
LinkedIn Corp., Class A (I)	14,039	1,611,958	1.2%
NetApp, Inc. (I)	45,358	1,521,761	1.1%
NetSuite, Inc. (I)	27,039	1,819,725	1.3%
Rackspace Hosting, Inc. (I)	19,578	1,454,058	1.1%
Teradata Corp. (I)	22,444	1,389,059	1.0%
Trimble Navigation, Ltd. (I)	32,018	1,914,036	1.4%
Xilinx, Inc.	52,109	1,870,713	1.4%

Heritage Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
OTHER SECURITIES		$ 6,614,408	4.9%
		25,227,907
Materials - 6.7%
Airgas, Inc. (L)	16,329	1,490,674	1.1%
Carpenter Technology Corp.	29,476	1,521,846	1.1%
FMC Corp.	39,503	2,311,716	1.7%
The Sherwin-Williams Company	8,276	1,273,014	0.9%
OTHER SECURITIES		2,534,018	1.9%
		9,131,268
Telecommunication Services - 2.7%
SBA
Communications Corp.,
Class A (I)(L)	37,420	2,657,568	1.9%
OTHER SECURITIES		1,089,658	0.8%
		3,747,226
TOTAL COMMON STOCKS (Cost $109,590,617)		$ 133,198,963

SECURITIES LENDING COLLATERAL - 10.9%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,491,235	14,923,387	10.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,923,423)		$ 14,923,387

SHORT-TERM INVESTMENTS - 2.9%
Money Market Funds - 2.9%
State Street Institutional
U.S. Government Money Market
Fund, 0.0416% (Y)	3,909,688	3,909,688	2.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,909,688)		$ 3,909,688
Total Investments (Heritage Trust)
(Cost $128,423,728) - 111.2%		$ 152,032,038	111.2%
Other Assets And Liabilities, Net - (11.2%)		(15,304,734)	(11.2)%
TOTAL NET ASSETS - 100.0%		$ 136,727,304	100.0%

International Core Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.0%
Australia - 6.3%
CSL, Ltd.	65,038	$3,674,132	0.5%
QBE Insurance Group, Ltd.	421,861	4,828,453	0.7%
Telstra Corp., Ltd.	1,644,940	7,493,533	1.0%
Westpac Banking Corp.	183,664	5,021,082	0.7%
OTHER SECURITIES		24,374,756	3.4%
		45,391,956
Austria - 0.7%		4,705,290	0.7%
Belgium - 1.8%
Anheuser-Busch InBev NV	101,468	8,867,148	1.2%
OTHER SECURITIES		4,067,394	0.6%
		12,934,542
Canada - 3.4%		24,637,042	3.4%
China - 0.1%		543,741	0.1%

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Core Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Denmark - 1.1%
Novo Nordisk A/S, Class B	43,410	$7,089,714	1.0%
OTHER SECURITIES		557,824	0.1%
		7,647,538
Finland - 0.8%
Nokia OYJ (L)	1,049,062	4,125,539	0.6%
OTHER SECURITIES		1,253,840	0.2%
		5,379,379
France - 11.4%
Renault SA	81,170	4,478,305	0.6%
Sanofi	226,441	21,474,581	3.0%
Total SA	551,365	28,537,297	4.0%
OTHER SECURITIES		27,651,874	3.8%
		82,142,057
Germany - 6.5%
Bayer AG	76,774	7,290,653	1.0%
E.ON AG	691,158	12,871,146	1.8%
RWE AG	108,631	4,484,584	0.6%
SAP AG	48,585	3,891,976	0.5%
OTHER SECURITIES		18,436,341	2.5%
		46,974,700
Greece - 0.3%		1,884,583	0.3%
Hong Kong - 1.0%		6,798,046	1.0%
Ireland - 0.8%		5,991,178	0.8%
Israel - 0.2%		1,024,675	0.2%
Italy - 5.6%
Enel SpA	3,009,284	12,519,775	1.7%
Eni SpA	429,568	10,597,245	1.5%
Telecom Italia RSP	2,249,455	1,780,000	0.3%
Telecom Italia SpA	3,208,944	2,900,631	0.4%
OTHER SECURITIES		12,683,100	1.7%
		40,480,751
Japan - 22.0%
Astellas Pharma, Inc.	95,626	4,295,643	0.6%
Daito Trust Construction
Company, Ltd.	51,300	4,827,442	0.7%
ITOCHU Corp.	367,800	3,882,450	0.5%
JX Holdings, Inc.	989,100	5,570,840	0.8%
KDDI Corp.	95,395	6,738,226	0.9%
Mitsubishi Corp.	247,005	4,747,860	0.7%
Mizuho Financial Group, Inc.	1,994,600	3,649,406	0.5%
Nippon Telegraph & Telephone Corp.	164,900	6,926,827	1.0%
Resona Holdings, Inc.	1,081,600	4,903,775	0.7%
Softbank Corp.	107,000	3,915,316	0.6%
Sumitomo Corp.	357,600	4,583,639	0.6%
Takeda
Pharmaceutical Company, Ltd.	157,711	7,048,043	1.0%
Toyota Motor Corp.	127,300	5,941,927	0.8%
OTHER SECURITIES		91,213,131	12.7%
		158,244,525
Jersey, C.I. - 0.1%		861,379	0.1%
Netherlands - 3.6%
Royal Dutch Shell PLC, B Shares	182,969	6,475,702	0.9%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	246,024	8,693,142	1.2%
OTHER SECURITIES		10,910,164	1.5%
		26,079,008

International Core Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
New Zealand - 0.6%		$ 4,582,085	0.6%
Norway - 0.4%		2,828,679	0.4%
Portugal - 0.3%		2,044,574	0.3%
Singapore - 1.4%
Singapore Telecommunications, Ltd.	1,533,210	4,169,650	0.6%
OTHER SECURITIES		6,045,899	0.8%
		10,215,549
Spain - 6.7%
Banco Bilbao Vizcaya Argentaria SA	513,823	4,717,072	0.7%
Banco Santander SA	1,723,771	13,898,911	1.9%
Gas Natural SDG SA	204,915	3,747,052	0.5%
Iberdrola SA (L)	767,977	4,282,536	0.6%
Telefonica SA	818,280	11,111,207	1.6%
OTHER SECURITIES		10,254,175	1.4%
		48,010,953
Sweden - 0.9%		6,569,429	0.9%
Switzerland - 1.9%
Novartis AG	74,477	4,715,252	0.7%
OTHER SECURITIES		8,579,920	1.2%
		13,295,172
United Kingdom - 18.1%
AstraZeneca PLC	368,308	17,411,899	2.4%
BAE Systems PLC	1,026,304	5,638,491	0.8%
Barclays PLC	2,413,172	10,421,000	1.5%
BP PLC, ADR	2,494,061	17,280,754	2.4%
Diageo PLC	317,369	9,239,412	1.3%
GlaxoSmithKline PLC	330,347	7,172,357	1.0%
Lloyds Banking Group PLC (I)	6,358,237	5,094,714	0.7%
Next PLC	71,063	4,386,060	0.6%
Rio Tinto PLC	218,287	12,720,119	1.8%
Vodafone Group PLC	2,798,672	7,038,285	1.0%
OTHER SECURITIES		33,698,399	4.7%
		130,101,490
TOTAL COMMON STOCKS (Cost $665,757,639)		$ 689,368,321

PREFERRED SECURITIES - 0.9%
Germany - 0.9%
Porsche Automobil Holding SE	48,422	3,945,739	0.6%
OTHER SECURITIES		2,248,287	0.4%
		6,194,026
TOTAL PREFERRED SECURITIES (Cost $4,671,359)		$ 6,194,026
Rights 0.0%		85,834	0.0%
TOTAL RIGHTS (Cost $88,028)		$ 85,834

SECURITIES LENDING COLLATERAL - 5.0%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,630,140	36,328,260	5.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,328,518)		$ 36,328,260

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Core Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.5%
Money Market Funds - 2.5%
State Street Institutional Treasury
Money Market Fund, 0.0000% (Y)	18,064,512	18,064,512	2.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,064,512)		$ 18,064,512
Total Investments (International Core Trust)
(Cost $724,910,056) - 104.4%		$ 750,040,953	104.4%
Other Assets And Liabilities, Net - (4.4%)		(31,877,631)	(4.4)%
TOTAL NET ASSETS - 100.0%		$ 718,163,322	100.0%

International Growth Stock Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 89.3%
Australia - 5.1%
BHP Billiton, Ltd.	137,975	$5,388,351	1.1%
Brambles, Ltd.	1,152,649	9,172,933	1.8%
CSL, Ltd.	96,836	5,470,467	1.1%
WorleyParsons, Ltd.	232,078	5,725,182	1.1%
		25,756,933
Belgium - 2.3%
Anheuser-Busch InBev NV	131,448	11,487,059	2.3%
Brazil - 1.7%
Banco Bradesco SA, ADR	503,554	8,746,733	1.7%
Canada - 8.3%
Potash Corp. of Saskatchewan, Inc.	141,999	5,778,747	1.1%
Suncor Energy, Inc.	303,713	9,987,385	2.0%
OTHER SECURITIES		26,311,625	5.2%
		42,077,757
China - 3.7%
Baidu, Inc., ADR (I)	83,779	8,402,196	1.7%
Industrial & Commercial Bank of
China, Ltd., H Shares	8,408,000	6,063,582	1.2%
OTHER SECURITIES		4,068,737	0.8%
		18,534,515
Denmark - 1.0%		4,923,930	1.0%
France - 4.5%
Publicis Groupe SA	108,438	6,497,143	1.3%
Schneider Electric SA	81,999	6,115,775	1.2%
OTHER SECURITIES		10,255,974	2.0%
		22,868,892
Germany - 5.9%
Adidas AG	91,521	8,156,186	1.6%
SAP AG	155,203	12,432,774	2.5%
OTHER SECURITIES		9,083,569	1.8%
		29,672,529
Hong Kong - 3.5%
China Mobile, Ltd.	526,000	6,161,486	1.2%
Galaxy Entertainment Group, Ltd. (I)	1,425,000	5,674,751	1.1%
Hutchison Whampoa, Ltd.	537,000	5,696,658	1.1%
		17,532,895

International Growth Stock Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Ireland - 0.6%		$ 2,849,060	0.6%
Israel - 1.7%
Teva Pharmaceutical
Industries, Ltd., ADR	233,854	8,732,108	1.7%
Japan - 5.3%
Keyence Corp.	25,900	7,148,168	1.4%
Toyota Motor Corp.	133,300	6,221,987	1.2%
OTHER SECURITIES		13,198,970	2.7%
		26,569,125
Mexico - 3.6%
America Movil SAB de CV,
Series L, ADR	248,130	5,741,728	1.1%
Grupo Televisa SAB, ADR	313,781	8,340,299	1.7%
OTHER SECURITIES		4,297,977	0.8%
		18,380,004
Netherlands - 2.4%
Royal Dutch Shell PLC, B Shares	167,530	5,929,279	1.2%
Unilever NV	164,619	6,211,694	1.2%
		12,140,973
Russia - 0.5%		2,592,266	0.5%
Singapore - 3.3%
Keppel Corp., Ltd.	755,200	6,862,112	1.4%
OTHER SECURITIES		9,552,691	1.9%
		16,414,803
South Korea - 2.5%
Hyundai Mobis (I)	25,848	7,010,667	1.4%
NHN Corp. (I)	25,723	5,484,860	1.1%
		12,495,527
Spain - 1.1%
Amadeus IT Holding SA, A Shares	228,190	5,726,261	1.1%
Sweden - 4.4%
Investor AB, B Shares	225,515	5,914,865	1.2%
Swedbank AB, Class A	257,958	5,076,199	1.0%
OTHER SECURITIES		11,142,617	2.2%
		22,133,681
Switzerland - 8.9%
ABB, Ltd. (I)	267,675	5,557,978	1.1%
Julius Baer Group, Ltd. (I)	142,564	5,129,259	1.0%
Nestle SA	114,859	7,485,833	1.5%
Novartis AG	84,966	5,379,326	1.1%
Roche Holdings AG	43,364	8,834,327	1.8%
Syngenta AG	20,026	8,078,149	1.6%
OTHER SECURITIES		4,439,565	0.9%
		44,904,437
Taiwan - 1.1%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,645,000	5,505,671	1.1%
Turkey - 1.0%
Akbank TAS	1,071,891	5,300,055	1.0%
United Kingdom - 16.9%
BG Group PLC	429,014	7,193,821	1.4%
British American Tobacco PLC	168,696	8,547,831	1.7%
British Sky Broadcasting Group PLC	423,544	5,290,869	1.1%
Compass Group PLC	1,002,676	11,858,409	2.4%
Imperial Tobacco Group PLC	256,768	9,915,057	2.0%
Kingfisher PLC	1,238,780	5,721,786	1.1%
Next PLC	83,254	5,138,497	1.0%
Reed Elsevier PLC	1,176,242	12,350,418	2.5%

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Smith & Nephew PLC	486,407	$5,382,884	1.1%
WPP PLC	398,005	5,785,908	1.2%
OTHER SECURITIES		8,234,705	1.6%
		85,420,185
TOTAL COMMON STOCKS (Cost $403,017,252)		$ 450,765,399
SHORT-TERM INVESTMENTS - 8.7%
Money Market Funds - 8.7%
State Street Institutional Liquid
Reserves Fund, 0.1749% (Y)	43,999,311	43,999,311	8.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $43,999,311)		$ 43,999,311
PREFERRED SECURITIES - 1.8%
Germany - 1.8%
Volkswagen AG	39,250	8,929,604	1.8%
TOTAL PREFERRED SECURITIES (Cost $6,732,867)		$ 8,929,604
Total Investments (International Growth Stock
Trust) (Cost $453,749,430) - 99.8%		$ 503,694,314	99.8%
Other Assets And Liabilities, Net - 0.2%		1,006,074	0.2%
TOTAL NET ASSETS - 100.0%		$ 504,700,388	100.0%

International Small Company Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 100.7%
Australia - 6.1%
Beach Energy, Ltd.	136,945	$214,221	0.2%
OTHER SECURITIES		5,660,944	5.9%
		5,875,165
Austria - 1.1%		1,049,440	1.1%
Bahamas - 0.0%		11,154	0.0%
Belgium - 1.3%		1,209,261	1.3%
Bermuda - 0.5%
Catlin Group, Ltd.	29,759	240,502	0.3%
OTHER SECURITIES		209,733	0.3%
		450,235
Canada - 9.2%
Canfor Corp. (I)	16,240	270,694	0.3%
OTHER SECURITIES		8,557,390	8.9%
		8,828,084
Cayman Islands - 0.0%		40,216	0.0%
China - 0.1%		58,753	0.1%
Cyprus - 0.0%		38,591	0.0%
Denmark - 0.8%		818,627	0.8%
Finland - 2.4%
Amer Sports OYJ	21,685	323,934	0.3%
YIT OYJ	19,536	384,350	0.4%
OTHER SECURITIES		1,624,358	1.7%
		2,332,642

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
France - 3.6%
Etablissements Maurel et Prom SA	12,266	$210,399	0.2%
Teleperformance SA	5,894	213,609	0.2%
OTHER SECURITIES		3,020,376	3.2%
		3,444,384
Germany - 4.6%
Aurubis AG	5,323	378,584	0.4%
Freenet AG	15,169	280,206	0.3%
Stada Arzneimittel AG	7,746	249,739	0.3%
Wire Card AG	10,022	245,778	0.3%
OTHER SECURITIES		3,281,139	3.4%
		4,435,446
Gibraltar - 0.2%		158,107	0.2%
Greece - 0.9%		868,032	0.9%
Guernsey, C.I. - 0.0%		2,875	0.0%
Hong Kong - 2.2%		2,164,670	2.2%
Ireland - 1.6%
DCC PLC	6,369	203,249	0.2%
OTHER SECURITIES		1,331,949	1.4%
		1,535,198
Isle of Man - 0.0%		10,849	0.0%
Israel - 0.6%		561,009	0.6%
Italy - 2.8%
Azimut Holding SpA	15,042	217,039	0.2%
OTHER SECURITIES		2,511,889	2.6%
		2,728,928
Japan - 23.3%		22,486,213	23.3%
Jersey, C.I. - 0.1%		89,563	0.1%
Liechtenstein - 0.1%		78,306	0.1%
Luxembourg - 0.3%		314,194	0.3%
Malta - 0.0%		43,473	0.0%
Netherlands - 2.0%
ASM International NV	5,593	204,738	0.2%
Nutreco Holding NV	2,973	254,202	0.3%
OTHER SECURITIES		1,489,613	1.5%
		1,948,553
New Zealand - 0.9%		854,469	0.9%
Norway - 1.0%		967,004	1.0%
Papua New Guinea - 0.0%		9,371	0.0%
Peru - 0.1%		56,890	0.1%
Portugal - 0.4%		377,723	0.4%
Russia - 0.0%		7,429	0.0%
Singapore - 1.6%		1,501,145	1.6%
South Africa - 0.0%		2,751	0.0%
Spain - 2.1%
Ebro Foods SA	13,765	277,450	0.3%
Viscofan SA	6,729	375,451	0.4%
OTHER SECURITIES		1,366,907	1.4%
		2,019,808
Sweden - 3.5%
AarhusKarlshamn AB	4,950	210,597	0.2%
Axis Communications AB (L)	8,098	221,289	0.2%
BillerudKorsnas AB	17,199	163,652	0.2%
BillerudKorsnas AB (I)	8,599	80,659	0.1%

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Sweden (continued)
OTHER SECURITIES		$ 2,691,143	2.8%
		3,367,340
Switzerland - 4.8%
GAM Holding AG	25,978	356,989	0.4%
Georg Fischer AG	893	359,906	0.4%
OTHER SECURITIES		3,915,639	4.1%
		4,632,534
Taiwan - 0.0%		0	0.0%
United Arab Emirates - 0.0%		46,218	0.0%
United Kingdom - 22.2%
Aegis Group PLC	68,082	260,122	0.3%
Ashtead Group PLC	54,314	385,413	0.4%
Aveva Group PLC	8,544	303,826	0.3%
Barratt Developments PLC (I)	98,477	333,084	0.4%
Berkeley Group Holdings PLC (I)	13,633	398,362	0.4%
Britvic PLC	32,362	214,398	0.2%
Close Brothers Group PLC	15,796	221,808	0.2%
D.S. Smith PLC	122,693	409,914	0.4%
Debenhams PLC	116,644	216,540	0.2%
Drax Group PLC	30,783	272,278	0.3%
Elementis PLC	54,285	205,887	0.2%
Filtrona PLC	27,028	243,822	0.3%
Halma PLC	44,038	331,887	0.3%
Hikma Pharmaceuticals PLC	16,363	204,785	0.2%
Howden Joinery Group PLC	88,671	251,773	0.3%
Imagination
Technologies Group PLC (I)	39,682	257,309	0.3%
Intermediate Capital Group PLC	43,942	230,841	0.2%
International Personal Finance PLC	47,051	282,575	0.3%
Melrose Industries PLC	66,504	247,760	0.3%
Micro Focus International PLC	22,274	214,530	0.2%
Persimmon PLC	26,100	344,682	0.4%
Provident Financial PLC	10,905	244,068	0.3%
Rightmove PLC	10,176	234,402	0.2%
Rotork PLC	12,265	508,642	0.5%
Spectris PLC	10,418	348,965	0.4%
Spirax-Sarco Engineering PLC	9,089	341,719	0.4%
Taylor Wimpey PLC	241,540	263,222	0.3%
William Hill PLC	51,239	291,019	0.3%
OTHER SECURITIES		13,344,969	13.9%
		21,408,602
United States - 0.3%		253,477	0.3%
TOTAL COMMON STOCKS (Cost $103,564,494)		$ 97,086,729
Rights 0.0%		1,470	0.0%
TOTAL RIGHTS (Cost $1,335)		$ 1,470
Warrants 0.0%		233	0.0%
TOTAL WARRANTS (Cost $0)		$ 233
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	288,530	2,887,436	3.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,887,637)		$ 2,887,436
Total Investments (International Small Company
Trust) (Cost $106,453,466) - 103.7%		$ 99,975,868	103.7%
Other Assets And Liabilities, Net - (3.7%)		(3,571,811)	(3.7)%
TOTAL NET ASSETS - 100.0%		$ 96,404,057	100.0%

International Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.3%
Australia - 0.2%		$ 2,478,050	0.2%
Belgium - 1.0%
KBC Groep NV	305,456	10,632,186	1.0%
Brazil - 0.9%		9,490,440	0.9%
Canada - 2.7%		28,848,024	2.7%
China - 1.7%		17,760,608	1.7%
Denmark - 0.2%		2,413,767	0.2%
France - 15.1%
AXA SA	1,192,211	21,564,660	2.0%
BNP Paribas SA	615,926	34,717,996	3.3%
Carrefour SA	594,210	15,387,337	1.4%
Sanofi	271,013	25,701,576	2.4%
Societe Generale SA (I)	474,043	17,830,762	1.7%
Total SA	333,336	17,252,652	1.6%
OTHER SECURITIES		28,244,366	2.7%
		160,699,349
Germany - 5.6%
Deutsche Lufthansa AG	686,720	12,907,889	1.2%
Muenchener Rueckversicherungs AG	59,107	10,612,286	1.0%
Siemens AG	116,271	12,637,450	1.2%
OTHER SECURITIES		23,409,706	2.2%
		59,567,331
Hong Kong - 2.6%
Kingboard Chemical Holdings, Ltd.	4,146,500	14,929,728	1.4%
OTHER SECURITIES		12,200,507	1.2%
		27,130,235
India - 1.2%
Reliance Industries, Ltd.	858,497	13,261,310	1.2%
Ireland - 0.8%		8,683,412	0.8%
Italy - 1.7%
UniCredit SpA (I)	3,587,452	17,715,167	1.7%
Japan - 5.5%
ITOCHU Corp.	1,414,660	14,932,973	1.4%
NKSJ Holdings, Inc.	460,400	9,805,057	0.9%
Toyota Motor Corp.	329,530	15,381,329	1.4%
Trend Micro, Inc. (L)	367,100	11,078,570	1.0%
OTHER SECURITIES		7,578,705	0.7%
		58,776,634
Netherlands - 11.7%
Aegon NV	2,675,082	17,047,788	1.6%
Akzo Nobel NV	182,230	12,024,815	1.1%
ING Groep NV (I)	4,807,050	45,968,340	4.3%
Randstad Holdings NV	276,880	10,220,776	1.0%
Reed Elsevier NV	772,650	11,447,571	1.1%
Royal Dutch Shell PLC, B Shares	591,786	20,944,693	2.0%
OTHER SECURITIES		7,351,894	0.7%
		125,005,877
Norway - 4.2%
Statoil ASA	771,610	19,362,843	1.8%
Telenor ASA	1,247,925	25,353,723	2.4%
		44,716,566
Singapore - 2.1%
Flextronics International, Ltd. (I)	2,218,370	13,776,078	1.3%
OTHER SECURITIES		8,221,216	0.8%
		21,997,294
South Korea - 7.3%
Hana Financial Group, Inc.	333,660	10,907,866	1.0%

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
South Korea (continued)
KB Financial Group, Inc., ADR (L)	699,043	$25,095,644	2.4%
POSCO	35,094	11,474,652	1.1%
Samsung Electronics Company, Ltd.	13,932	19,939,830	1.9%
OTHER SECURITIES		10,510,473	1.0%
		77,928,465
Spain - 1.2%
Telefonica SA	932,814	12,666,434	1.2%
Sweden - 0.8%		8,861,345	0.8%
Switzerland - 11.3%
Credit Suisse Group AG (I)	1,451,692	36,424,894	3.4%
Novartis AG	168,620	10,675,587	1.0%
Roche Holdings AG	112,172	22,852,230	2.1%
Swiss Re AG (I)	234,111	17,086,418	1.6%
UBS AG (I)	967,236	15,210,922	1.4%
OTHER SECURITIES		18,453,614	1.7%
		120,703,665
Taiwan - 1.8%
Siliconware Precision
Industries Company	9,912,000	10,608,402	1.0%
OTHER SECURITIES		8,961,426	0.8%
		19,569,828
United Kingdom - 18.7%
Aviva PLC	3,617,500	21,838,113	2.1%
BAE Systems PLC	2,091,561	11,490,989	1.1%
BP PLC, ADR	1,840,025	12,749,094	1.2%
G4S PLC	2,910,180	12,151,922	1.1%
GlaxoSmithKline PLC	1,033,284	22,434,232	2.1%
Hays PLC	7,322,723	9,836,256	0.9%
Kingfisher PLC	2,938,370	13,572,001	1.3%
Lloyds Banking Group PLC (I)	17,914,590	14,354,563	1.4%
Man Group PLC	12,211,620	16,374,429	1.5%
Marks & Spencer Group PLC	1,603,200	9,995,474	0.9%
Tesco PLC	4,151,390	22,804,905	2.1%
Vodafone Group PLC	6,095,398	15,329,110	1.4%
OTHER SECURITIES		16,078,211	1.5%
		199,009,299
TOTAL COMMON STOCKS (Cost $1,058,777,205)		$1 ,047,915,286

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	2,670,494	26,724,698	2.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,723,495)		$ 26,724,698

SHORT-TERM INVESTMENTS - 1.6%
Time Deposits - 1.6%
Royal Bank of Canada, 0.050%,
01/02/2013 *	$ 17,000,000	$17,000,000	1.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $17,000,000)		$ 17,000,000
Total Investments (International Value Trust)
(Cost $1,102,500,700) - 102.4%		$ 1,091,639,984	102.4%
Other Assets And Liabilities, Net - (2.4%)		(25,130,656)	(2.4)%
TOTAL NET ASSETS - 100.0%		$ 1,066,509,328	100.0%

Lifestyle Balanced PS Series
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 50.2%
All Cap Core, Series NAV
(QS Investors)	85,932	$1,628,404	1.0%
All Cap Value, Series NAV
(Lord Abbett)	250,151	2,096,266	1.2%
Alpha Opportunities,
Series NAV (Wellington)	304,784	4,074,958	2.4%
Blue Chip Growth, Series NAV (T.
Rowe Price)	156,468	3,794,338	2.2%
Capital Appreciation,
Series NAV (Jennison)	256,676	2,954,335	1.7%
Emerging Markets Value,
Series NAV (DFA)	471,804	5,057,743	3.0%
Equity-Income, Series NAV (T.
Rowe Price)	300,305	4,648,724	2.7%
Fundamental Large Cap Value,
Series NAV (John Hancock) (A)(1)	172,416	2,100,028	1.2%
Fundamental Value,
Series NAV (Davis)	265,909	4,063,093	2.4%
Growth Equity, Series NAV (Rainier)	164,906	2,110,799	1.2%
Heritage, Series NAV
(American Century)	73,123	840,911	0.5%
International Core,
Series NAV (GMO)	261,858	2,508,601	1.5%
International Growth Stock,
Series NAV (Invesco)	200,592	2,870,475	1.7%
International Value,
Series NAV (Franklin)	239,665	2,835,239	1.7%
Mid Cap Stock,
Series NAV (Wellington) (I)	78,543	1,238,631	0.7%
Mid Cap Value Equity,
Series NAV (Columbia)	75,466	842,957	0.5%
Mid Value, Series NAV (T.
Rowe Price)	107,970	1,236,260	0.7%
Small Cap Growth,
Series NAV (Wellington)	62,691	584,909	0.3%
Small Cap Value,
Series NAV (Wellington)	36,620	756,941	0.4%
Small Company Growth,
Series NAV (Invesco) (I)	27,217	498,893	0.3%
Small Company Value, Series NAV
(T. Rowe Price)	45,970	894,567	0.5%
Smaller Company Growth,
Series NAV
(Frontier/John
Hancock (A)(2)/Perimeter)	33,596	584,909	0.3%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	2,553,839	33,889,443	19.9%
U.S. Equity, Series NAV (GMO)	228,751	3,209,377	1.9%
Fixed Income - 49.8%
Bond PS, Series NAV
(John Hancock) (A)(1)	6,409,343	84,603,323	49.8%
Total Investments (Lifestyle Balanced PS Series)
(Cost $164,372,033) - 100.0%		$ 169,924,124	100.0%
Other Assets And Liabilities, Net - 0.0%		(11,789)	0.0%
TOTAL NET ASSETS - 100.0%		$ 169,912,335	100.0%

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Lifestyle Conservative PS Series
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
Equity - 20.2%
John Hancock Variable Insurance Trust (G) - 20.2%
Blue Chip Growth, Series NAV (T.
Rowe Price)	58,708	$1,423,661	2.4%
Equity-Income, Series NAV (T.
Rowe Price)	89,923	1,392,006	2.4%
Fundamental Value,
Series NAV (Davis)	58,199	889,284	1.5%
International Core,
Series NAV (GMO)	68,508	656,302	1.1%
International Growth Stock,
Series NAV (Invesco)	20,847	298,319	0.5%
International Value,
Series NAV (Franklin)	58,000	686,134	1.2%
Mid Cap Stock,
Series NAV (Wellington) (I)	17,025	268,487	0.5%
Mid Value, Series NAV (T.
Rowe Price)	23,449	268,487	0.5%
Small Cap Growth,
Series NAV (Wellington) (I)	25,579	238,655	0.4%
Small Cap Value,
Series NAV (Wellington)	12,989	268,487	0.5%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	354,288	4,701,398	8.0%
U.S. Equity, Series NAV (GMO)	52,194	732,284	1.3%
Fixed Income - 79.8%
John Hancock Variable Insurance Trust (G) - 79.8%
Bond PS, Series NAV
(John Hancock) (A)(1)	3,539,904	46,726,727	79.8%
TOTAL FIXED INCOME (Cost $45,690,631)		$ 46,726,727
Total Investments (Lifestyle Conservative PS Series)
(Cost $56,846,047) - 100.0%		$ 58,550,231	100.0%
Other Assets And Liabilities, Net - 0.0%		(9,415)	0.0%
TOTAL NET ASSETS - 100.0%		$ 58,540,816	100.0%

Lifestyle Growth PS Series
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
Equity - 70.3%
John Hancock Variable Insurance Trust (G) - 70.3%
All Cap Core, Series NAV
(QS Investors)	86,813	$1,645,109	0.9%
All Cap Value, Series NAV
(Lord Abbett)	338,780	2,838,979	1.6%
Alpha Opportunities,
Series NAV (Wellington)	437,951	5,855,401	3.4%
Blue Chip Growth, Series NAV (T.
Rowe Price)	214,648	5,205,207	3.0%
Capital Appreciation,
Series NAV (Jennison)	373,661	4,300,838	2.5%
Emerging Markets Value,
Series NAV (DFA)	671,073	7,193,898	4.1%
Equity-Income, Series NAV (T.
Rowe Price)	471,698	7,301,878	4.2%

Lifestyle Growth PS Series (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (continued)
John Hancock Variable
Insurance Trust (G) (continued)
Fundamental Large Cap Value,
Series NAV (John Hancock) (A)(1)	234,430	$2,855,360	1.6%
Fundamental Value,
Series NAV (Davis)	379,715	5,802,052	3.3%
Growth Equity, Series NAV (Rainier)	268,705	3,439,427	2.0%
Heritage, Series NAV
(American Century)	74,522	857,008	0.5%
International Core,
Series NAV (GMO)	383,220	3,671,251	2.1%
International Growth Stock,
Series NAV (Invesco)	304,707	4,360,352	2.5%
International Value,
Series NAV (Franklin)	358,073	4,236,001	2.4%
Mid Cap Stock,
Series NAV (Wellington) (I)	103,253	1,628,294	0.9%
Mid Cap Value Equity,
Series NAV (Columbia)	77,898	870,123	0.5%
Mid Value, Series NAV (T.
Rowe Price)	140,894	1,613,239	0.9%
Small Cap Growth,
Series NAV (Wellington)	84,223	785,803	0.5%
Small Cap Opportunities,
Series NAV (DFA/Invesco) (I)	46,276	1,019,005	0.6%
Small Cap Value,
Series NAV (Wellington)	42,447	877,369	0.5%
Small Company Growth,
Series NAV (Invesco)	37,655	690,222	0.4%
Small Company Value, Series NAV
(T. Rowe Price)	68,376	1,330,604	0.8%
Smaller Company Growth,
Series NAV
(Frontier/John
Hancock (A)(2)/Perimeter)	39,790	692,749	0.4%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	3,639,139	48,291,380	27.7%
U.S. Equity, Series NAV (GMO)	375,308	5,265,572	3.0%
Fixed Income - 29.7%
John Hancock Variable Insurance Trust (G) - 29.7%
Bond PS, Series NAV
(John Hancock) (A)(1)	3,933,968	51,928,371	29.7%
TOTAL JOHN HANCOCK VARIABLE
INSURANCE TRUST (Cost $50,728,332)		$ 51,928,371
Total Investments (Lifestyle Growth PS Series)
(Cost $167,677,949) - 100.0%		$ 174,555,492	100.0%
Other Assets And Liabilities, Net - 0.0%		(11,834)	0.0%
TOTAL NET ASSETS - 100.0%		$ 174,543,658	100.0%

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Lifestyle Moderate PS Series
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
Equity (G) - 40.4%
John Hancock Variable Insurance Trust - 40.4%
All Cap Value, Series NAV
(Lord Abbett)	98,872	$828,544	1.0%
Alpha Opportunities,
Series NAV (Wellington)	129,278	1,728,444	2.1%
Blue Chip Growth, Series NAV (T.
Rowe Price)	96,336	2,336,136	2.8%
Capital Appreciation,
Series NAV (Jennison)	166,230	1,913,307	2.3%
Equity-Income, Series NAV (T.
Rowe Price)	167,954	2,599,932	3.1%
Fundamental Large Cap Value,
Series NAV (John Hancock) (A)(1)	68,415	833,300	1.0%
Fundamental Value,
Series NAV (Davis)	112,215	1,714,649	2.0%
International Core,
Series NAV (GMO)	160,192	1,534,644	1.8%
International Growth Stock,
Series NAV (Invesco)	105,633	1,511,610	1.8%
International Value,
Series NAV (Franklin)	148,257	1,753,879	2.1%
Mid Cap Stock,
Series NAV (Wellington) (I)	49,129	774,767	0.9%
Mid Value, Series NAV (T.
Rowe Price)	67,132	768,657	0.9%
Small Cap Growth,
Series NAV (Wellington)	27,834	259,695	0.3%
Small Cap Value,
Series NAV (Wellington)	16,951	350,385	0.4%
Small Company Growth,
Series NAV (Invesco) (I)	11,733	215,062	0.3%
Small Company Value, Series NAV
(T. Rowe Price)	20,255	394,169	0.5%
Smaller Company Growth,
Series NAV
(Frontier/John
Hancock (A)(2)/Perimeter)	14,934	260,002	0.3%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	1,010,411	13,408,157	15.9%
U.S. Equity, Series NAV (GMO)	59,542	835,376	1.0%
Fixed Income (G) - 59.6%
John Hancock Variable Insurance Trust - 59.6%
Bond PS, Series NAV
(John Hancock) (A)(1)	3,809,399	50,284,069
TOTAL FIXED INCOME (Cost $49,229,020)		$ 50,284,069
Total Investments (Lifestyle Moderate PS Series)
(Cost $81,542,623) - 100.0%		$ 84,304,784	100.0%
Other Assets And Liabilities, Net - 0.0%		(8,749)	0.0%
TOTAL NET ASSETS - 100.0%		$ 84,296,035	100.0%

Mid Cap Stock Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.5%
Consumer Discretionary - 23.3%
Allison
Transmission Holdings, Inc. (L)	375,713	$7,672,056	1.0%
Burger King Worldwide, Inc. (L)	788,432	12,961,822	1.8%
Dick’s Sporting Goods, Inc. (L)	195,720	8,903,303	1.2%
Family Dollar Stores, Inc. (L)	137,460	8,716,339	1.2%
Hanesbrands, Inc. (I)(L)	304,560	10,909,339	1.5%
Life Time Fitness, Inc. (I)(L)	170,940	8,411,957	1.1%
Samsonite International SA	4,959,900	10,375,885	1.4%
Tenneco, Inc. (I)	252,590	8,868,435	1.2%
TripAdvisor, Inc. (I)	209,130	8,775,095	1.2%
Urban Outfitters, Inc. (I)	197,620	7,778,323	1.1%
Whirlpool Corp.	78,610	7,998,568	1.1%
OTHER SECURITIES		71,670,018	9.6%
		173,041,140
Consumer Staples - 1.4%
Constellation
Brands, Inc., Class A (I)	216,500	7,661,935	1.0%
OTHER SECURITIES		2,578,982	0.4%
		10,240,917
Energy - 7.1%
Ensco PLC, Class A	127,590	7,563,535	1.0%
Peabody Energy Corp.	290,170	7,721,424	1.0%
Pioneer Natural Resources Company	70,230	7,485,816	1.0%
Trican Well Service, Ltd. (L)	674,340	8,894,482	1.2%
OTHER SECURITIES		20,791,137	2.8%
		52,456,394
Financials - 6.4%
Aon PLC	134,430	7,474,308	1.0%
Host Hotels & Resorts, Inc. (L)	532,740	8,348,036	1.1%
Invesco, Ltd.	319,230	8,328,711	1.1%
OTHER SECURITIES		23,739,385	3.2%
		47,890,440
Health Care - 17.0%
Agilent Technologies, Inc.	290,760	11,903,714	1.6%
Cardinal Health, Inc.	244,800	10,080,864	1.4%
Catamaran Corp. (I)	255,120	12,018,703	1.6%
Covance, Inc. (I)(L)	141,030	8,147,303	1.1%
Edwards Lifesciences Corp. (I)(L)	120,440	10,860,075	1.5%
HeartWare International, Inc. (I)(L)	95,370	8,006,312	1.1%
Hologic, Inc. (I)	745,410	14,930,562	2.0%
Team Health Holdings, Inc. (I)	275,440	7,924,409	1.1%
Watson Pharmaceuticals, Inc. (I)	99,160	8,527,760	1.2%
OTHER SECURITIES		33,475,033	4.6%
		125,874,735
Industrials - 13.5%
Capita PLC	835,007	10,339,563	1.4%
DigitalGlobe, Inc. (I)(L)	450,050	10,999,222	1.5%
IHS, Inc., Class A (I)	118,558	11,381,568	1.5%
Kennametal, Inc. (L)	196,179	7,847,160	1.1%
Owens Corning (I)	233,198	8,625,994	1.2%
Polypore International, Inc. (I)(L)	301,179	14,004,824	1.9%
Spirit Airlines, Inc. (I)	453,146	8,029,747	1.1%
WESCO International, Inc. (I)(L)	132,500	8,934,475	1.2%
OTHER SECURITIES		19,930,310	2.7%
		100,092,863
Information Technology - 21.2%
Akamai Technologies, Inc. (I)	267,410	10,939,743	1.5%
BroadSoft, Inc. (I)(L)	244,905	8,897,399	1.2%
Cadence Design Systems, Inc. (I)(L)	813,500	10,990,385	1.5%

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information Technology (continued)
Concur Technologies, Inc. (I)(L)	130,360	$8,801,907	1.2%
Equinix, Inc. (I)(L)	38,872	8,015,406	1.1%
IAC/InterActiveCorp	203,980	9,648,254	1.3%
Juniper Networks, Inc. (I)	422,000	8,300,740	1.1%
LinkedIn Corp., Class A (I)(L)	139,620	16,031,168	2.2%
MICROS Systems, Inc. (I)(L)	195,990	8,317,816	1.1%
Salesforce.com, Inc. (I)(L)	69,870	11,745,147	1.6%
ServiceNow, Inc. (I)(L)	336,237	10,097,197	1.4%
Solera Holdings, Inc.	229,810	12,287,941	1.7%
OTHER SECURITIES		33,579,510	4.5%
		157,652,613
Materials - 6.6%
Crown Holdings, Inc. (I)	222,850	8,203,109	1.1%
International Paper Company	204,110	8,131,742	1.1%
Louisiana-Pacific Corp. (I)	485,737	9,384,439	1.3%
Rock-Tenn Company, Class A	129,200	9,032,372	1.2%
OTHER SECURITIES		14,147,651	1.9%
		48,899,313
Telecommunication Services - 1.0%		7,296,098	1.0%
TOTAL COMMON STOCKS (Cost $641,031,910)		$ 723,444,513

SECURITIES LENDING COLLATERAL - 22.5%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	16,724,339	167,367,151	22.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $167,378,145)		$ 167,367,151

SHORT-TERM INVESTMENTS - 2.9%
Repurchase Agreement - 2.9%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2012 at
0.250% to be repurchased at
$21,300,296 on 01/02/2013,
collateralized by $20,357,746
Government National Mortgage
Association, 3.00% due
10/20/2042 (valued at
$21,726,000, including interest)	$ 21,300,000	$21,300,000	2.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,300,000)		$ 21,300,000
Total Investments (Mid Cap Stock Trust)
(Cost $829,710,055) - 122.9%		$ 912,111,664	122.9%
Other Assets And Liabilities, Net - (22.9%)		(169,990,855)	(22.9)%
TOTAL NET ASSETS - 100.0%		$ 742,120,809	100.0%

Mid Cap Value Equity Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.3%
Consumer Discretionary - 13.1%
DISH Network Corp., Class A	45,219	$1,645,972	1.2%
Liberty
Interactive Corp., Series A (I)	84,296	1,658,945	1.2%
Macy’s, Inc.	34,609	1,350,443	1.0%
TRW Automotive Holdings Corp. (I)	37,534	2,012,198	1.5%

Mid Cap Value Equity Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Virgin Media, Inc.	41,902	$1,539,899	1.1%
Visteon Corp. (I)	27,757	1,493,882	1.1%
OTHER SECURITIES		7,985,483	5.9%
		17,686,822
Consumer Staples - 2.6%		3,572,696	2.6%
Energy - 8.6%
Ensco PLC, Class A	24,897	1,475,894	1.1%
Noble Corp.	52,458	1,826,588	1.4%
Spectra Energy Corp.	47,603	1,303,370	1.0%
Whiting Petroleum Corp. (I)	32,967	1,429,779	1.1%
OTHER SECURITIES		5,546,664	4.1%
		11,582,295
Financials - 23.7%
Axis Capital Holdings, Ltd.	63,447	2,197,804	1.6%
CIT Group, Inc. (I)	64,374	2,487,411	1.8%
Comerica, Inc.	59,324	1,799,890	1.3%
Fifth Third Bancorp	144,706	2,198,084	1.6%
Hartford Financial
Services Group, Inc.	78,806	1,768,407	1.3%
Huntington Bancshares, Inc.	193,411	1,235,896	0.9%
Invesco, Ltd.	101,246	2,641,508	2.0%
Lincoln National Corp. (L)	74,604	1,932,244	1.4%
Rayonier, Inc. (L)	31,801	1,648,246	1.2%
Reinsurance Group of America, Inc.	34,423	1,842,319	1.4%
Validus Holdings, Ltd.	33,915	1,172,781	0.9%
XL Group PLC	132,112	3,310,727	2.4%
OTHER SECURITIES		7,860,475	5.8%
		32,095,792
Health Care - 11.1%
Boston Scientific Corp. (I)	267,413	1,532,276	1.1%
Cigna Corp.	43,845	2,343,954	1.7%
Humana, Inc.	16,566	1,136,925	0.8%
Mylan, Inc. (I)	86,701	2,382,543	1.8%
Teleflex, Inc.	26,239	1,871,103	1.4%
Watson Pharmaceuticals, Inc. (I)	41,018	3,527,548	2.6%
Zimmer Holdings, Inc.	23,560	1,570,510	1.2%
OTHER SECURITIES		720,708	0.5%
		15,085,567
Industrials - 13.5%
AO Smith Corp.	34,147	2,153,651	1.6%
Eaton Corp. PLC	32,002	1,734,508	1.3%
J.B. Hunt
Transport Services, Inc. (L)	25,689	1,533,890	1.1%
Kansas City Southern	31,550	2,633,794	1.9%
Parker Hannifin Corp.	19,205	1,633,577	1.2%
Rockwell Automation, Inc.	14,044	1,179,556	0.9%
OTHER SECURITIES		7,386,445	5.5%
		18,255,421
Information Technology - 8.3%
Amphenol Corp., Class A	26,697	1,727,296	1.3%
Avnet, Inc. (I)	51,434	1,574,395	1.2%
LSI Corp. (I)	218,348	1,545,904	1.1%
Microchip Technology, Inc. (L)	42,494	1,384,879	1.0%
NCR Corp. (I)	56,140	1,430,447	1.1%
ON Semiconductor Corp. (I)	159,860	1,127,013	0.8%
OTHER SECURITIES		2,513,652	1.8%
		11,303,586
Materials - 8.4%
Eastman Chemical Company	63,650	4,331,383	3.2%

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials (continued)
PPG Industries, Inc.	28,493	$3,856,528	2.9%
OTHER SECURITIES		3,233,838	2.4%
		11,421,749
Telecommunication Services - 1.1%
CenturyLink, Inc.	37,057	1,449,670	1.1%
Utilities - 7.9%
DTE Energy Company	21,985	1,320,199	1.0%
NV Energy, Inc.	108,029	1,959,646	1.5%
Questar Corp.	61,252	1,210,340	0.9%
Sempra Energy	26,027	1,846,355	1.4%
Wisconsin Energy Corp.	35,948	1,324,684	1.0%
OTHER SECURITIES		3,106,184	2.3%
		10,767,408
TOTAL COMMON STOCKS (Cost $112,950,051)		$ 133,221,006
CONVERTIBLE BONDS - 0.2%
Materials - 0.2%		$ 264,746	0.2%
TOTAL CONVERTIBLE BONDS (Cost $233,000)		$ 264,746
WARRANTS - 0.1%
Energy - 0.1%		93,249	0.1%
TOTAL WARRANTS (Cost $42,614)		$ 93,249
SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	883,191	8,838,445	6.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,838,482)		$ 8,838,445
COMMERCIAL PAPER - 1.2%
Financials - 1.2%
Bank of Nova Scotia, 0.0200%,
01/02/2013 *	$ 1,600,000	$1,599,999	1.2%
TOTAL COMMERCIAL PAPER (Cost $1,599,999)		$ 1,599,999
SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreement - 0.2%		253,000	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $253,000)		$ 253,000
Total Investments (Mid Cap Value Equity Trust)
(Cost $123,917,146) - 106.5%		$ 144,270,445	106.5%
Other Assets And Liabilities, Net - (6.5%)		(8,771,646)	(6.5)%
TOTAL NET ASSETS - 100.0%		$ 135,498,799	100.0%

Mid Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.1%
Consumer Discretionary - 9.3%
Cablevision Systems Corp., Class A	482,400	$7,207,056	1.0%
Charter
Communications, Inc.,
Class A (I)(L)	102,100	7,784,104	1.0%

Mid Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Mattel, Inc.	212,300	$7,774,426	1.0%
The Gap, Inc.	274,500	8,520,480	1.1%
OTHER SECURITIES		38,333,103	5.1%
		69,619,169
Consumer Staples - 10.1%
Avon Products, Inc. (L)	594,700	8,539,892	1.1%
Flowers Foods, Inc.	352,400	8,200,348	1.1%
Kellogg Company	123,400	6,891,890	0.9%
Sysco Corp. (L)	330,300	10,457,298	1.4%
The Kroger Company	580,300	15,099,406	2.0%
OTHER SECURITIES		26,264,026	3.6%
		75,452,860
Energy - 9.5%
CONSOL Energy, Inc. (L)	228,100	7,322,010	1.0%
Exterran Holdings, Inc. (I)(L)	537,122	11,773,714	1.6%
Hess Corp.	167,000	8,844,320	1.2%
Murphy Oil Corp.	149,100	8,878,905	1.2%
QEP Resources, Inc. (L)	214,800	6,501,996	0.9%
Talisman Energy, Inc.	876,600	9,914,296	1.3%
OTHER SECURITIES		18,163,236	2.4%
		71,398,477
Financials - 25.2%
CIT Group, Inc. (I)	326,800	12,627,552	1.7%
E*TRADE Financial Corp. (I)	1,142,444	10,224,874	1.4%
Fidelity National
Financial, Inc., Class A	354,700	8,353,185	1.1%
First American Financial Corp.	427,400	10,296,066	1.4%
First Horizon National Corp. (L)	884,449	8,764,890	1.2%
Lazard, Ltd., Class A (L)	339,400	10,127,696	1.4%
Loews Corp.	182,000	7,416,500	1.0%
Marsh & McLennan Companies, Inc.	308,900	10,647,783	1.4%
Northern Trust Corp.	354,500	17,781,720	2.4%
The Progressive Corp.	328,600	6,933,460	0.9%
Weyerhaeuser Company	344,736	9,590,556	1.3%
White Mountains
Insurance Group, Ltd.	20,600	10,609,000	1.4%
OTHER SECURITIES		65,593,686	8.8%
		188,966,968
Health Care - 6.7%
Forest Laboratories, Inc. (I)	190,700	6,735,524	0.9%
HealthSouth Corp. (I)(L)	366,670	7,740,404	1.0%
Hospira, Inc. (I)	328,000	10,246,720	1.4%
OTHER SECURITIES		25,729,730	3.4%
		50,452,378
Industrials - 8.5%
Cintas Corp. (L)	171,000	6,993,900	0.9%
Ingersoll-Rand PLC	185,000	8,872,600	1.2%
Manpower, Inc.	254,500	10,800,980	1.4%
Southwest Airlines Company (L)	1,531,100	15,678,464	2.1%
Textron, Inc.	450,700	11,172,853	1.5%
OTHER SECURITIES		10,651,831	1.4%
		64,170,628
Information Technology - 7.6%
Applied Materials, Inc.	792,800	9,069,632	1.2%
CoreLogic, Inc. (I)	378,200	10,181,144	1.4%
Lender Processing Services, Inc.	278,900	6,866,518	0.9%
Molex, Inc., Class A	412,527	9,207,603	1.2%
OTHER SECURITIES		21,597,570	2.9%
		56,922,467

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Materials - 8.0%
International Flavors
& Fragrances, Inc.	99,100	$6,594,114	0.9%
MeadWestvaco Corp.	268,800	8,566,656	1.1%
Newmont Mining Corp.	208,800	9,696,672	1.3%
Packaging Corp. of America	235,400	9,055,838	1.2%
Vulcan Materials Company	174,407	9,077,884	1.2%
OTHER SECURITIES		16,982,111	2.3%
		59,973,275
Telecommunication Services - 1.0%
Telephone & Data Systems, Inc.	351,836	7,789,649	1.0%
Utilities - 8.2%
Calpine Corp. (I)	451,500	8,185,695	1.1%
FirstEnergy Corp.	184,411	7,701,003	1.0%
NRG Energy, Inc. (L)	641,805	14,755,097	2.0%
PPL Corp. (L)	310,100	8,878,163	1.2%
OTHER SECURITIES		21,940,518	2.9%
		61,460,476
TOTAL COMMON STOCKS (Cost $619,878,774)		$ 706,206,347
Convertible Bonds 0.4%		2,677,606	0.4%
TOTAL CONVERTIBLE BONDS (Cost $2,981,517)		$ 2,677,606

SECURITIES LENDING COLLATERAL - 13.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	9,990,283	99,976,761	13.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $99,978,827)		$ 99,976,761

SHORT-TERM INVESTMENTS - 6.1%
Money Market Funds - 6.1%
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	44,898,930	44,898,930	6.0%
OTHER SECURITIES		1,043,196	0.1%
		45,942,126
TOTAL SHORT-TERM
INVESTMENTS (Cost $45,942,126)		$ 45,942,126
Total Investments (Mid Value Trust)
(Cost $768,781,244) - 113.9%		$ 854,802,840	113.9%
Other Assets And Liabilities, Net - (13.9%)		(104,225,904)	(13.9)%
TOTAL NET ASSETS - 100.0%		$ 750,576,936	100.0%

Mutual Shares Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 85.7%
Consumer Discretionary - 9.5%
British Sky
Broadcasting Group PLC	469,964	$5,870,743	0.9%
CBS Corp., Class B	187,137	7,120,563	1.1%
General Motors Company (I)	226,720	6,536,338	1.0%
News Corp., Class B (L)	420,126	11,024,106	1.8%
Reed Elsevier PLC	790,410	8,299,222	1.3%
Time Warner Cable, Inc.	129,603	12,596,116	2.0%
OTHER SECURITIES		8,469,559	1.3%
		59,916,647

Mutual Shares Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Staples - 16.6%
Altria Group, Inc.	191,071	$6,003,451	1.0%
British American Tobacco PLC	246,940	12,512,457	2.0%
CVS Caremark Corp.	276,214	13,354,947	2.1%
General Mills, Inc.	146,031	5,901,113	0.9%
Imperial Tobacco Group PLC	277,620	10,720,254	1.7%
Lorillard, Inc.	54,415	6,348,598	1.0%
Mondelez
International, Inc., Class A	269,954	6,875,728	1.1%
Pernod-Ricard SA	59,211	6,962,431	1.1%
The Kroger Company (L)	331,604	8,628,336	1.4%
Walgreen Company	146,280	5,413,823	0.9%
OTHER SECURITIES		21,837,869	3.5%
		104,559,007
Energy - 12.3%
Apache Corp.	93,420	7,333,470	1.2%
Baker Hughes, Inc.	163,796	6,689,429	1.1%
BP PLC, ADR	747,453	5,178,923	0.8%
CONSOL Energy, Inc. (L)	217,360	6,977,256	1.1%
Marathon Oil Corp.	384,813	11,798,367	1.9%
Nexen, Inc.	244,770	6,594,104	1.1%
Plains Exploration &
Production Company (I)	135,740	6,371,636	1.0%
Royal Dutch Shell PLC, A Shares	318,312	10,944,245	1.7%
Transocean, Ltd.	124,900	5,576,785	0.9%
OTHER SECURITIES		9,864,567	1.6%
		77,328,782
Financials - 16.4%
ACE, Ltd.	115,542	9,220,252	1.5%
Alleghany Corp. (I)	18,804	6,307,238	1.0%
American
International Group, Inc. (I)	324,225	11,445,143	1.8%
Citigroup, Inc.	164,115	6,492,389	1.0%
MetLife, Inc.	181,210	5,969,057	1.0%
Morgan Stanley	330,472	6,318,625	1.0%
PNC Financial Services Group, Inc.	171,574	10,004,480	1.6%
White Mountains
Insurance Group, Ltd. (L)	20,381	10,496,215	1.7%
OTHER SECURITIES		36,855,398	5.9%
		103,108,797
Health Care - 10.0%
Cigna Corp.	170,971	9,140,110	1.5%
Medtronic, Inc.	230,685	9,462,699	1.5%
Merck & Company, Inc.	444,780	18,209,293	2.9%
Pfizer, Inc.	275,546	6,910,694	1.1%
OTHER SECURITIES		19,452,506	3.1%
		63,175,302
Industrials - 4.8%
A.P. Moeller Maersk A/S, Series A	950	7,271,719	1.2%
OTHER SECURITIES		23,028,860	3.6%
		30,300,579
Information Technology - 8.1%
Cisco Systems, Inc.	393,810	7,738,367	1.2%
Google, Inc., Class A (I)	7,682	5,449,380	0.9%
Microsoft Corp.	495,256	13,238,193	2.1%
Symantec Corp. (I)	292,910	5,509,637	0.9%
TE Connectivity, Ltd.	166,850	6,193,472	1.0%
Xerox Corp. (L)	866,914	5,912,353	0.9%
OTHER SECURITIES		6,697,128	1.1%
		50,738,530

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Materials - 3.9%
International Paper Company	254,264	$10,129,878	1.6%
OTHER SECURITIES		14,405,582	2.3%
		24,535,460
Telecommunication Services - 1.7%
Vodafone Group PLC	4,203,728	10,571,813	1.7%
Utilities - 2.4%
NRG Energy, Inc. (L)	223,289	5,133,414	0.8%
OTHER SECURITIES		9,717,977	1.6%
		14,851,391
TOTAL COMMON STOCKS (Cost $475,573,484)		$ 539,086,308

CORPORATE BONDS - 2.8%
Consumer Discretionary - 0.7%
Clear Channel Communications, Inc.
9.000%, (S)	$ 3,977,000	3,638,955	0.6%
Clear Channel
Communications, Inc., PIK
11.000%,	1,404,000	1,063,530	0.2%
OTHER SECURITIES		—	0.0%
		4,702,485
Energy - 0.4%		2,196,030	0.4%
Financials - 0.2%		1,449,543	0.2%
Industrials - 0.7%		4,286,925	0.7%
Telecommunication Services - 0.2%		1,132,961	0.2%
Utilities - 0.6%		3,553,800	0.6%
TOTAL CORPORATE BONDS (Cost $18,026,623)		$ 17,321,744

TERM LOANS (M) - 1.5%
Consumer Discretionary - 0.5%
Clear Channel Communications, Inc.
3.862%, 01/29/2016	4,051,231	3,335,688	0.5%
Financials - 0.2%		1,405,026	0.2%
Utilities - 0.8%		4,999,715	0.8%
TOTAL TERM LOANS (Cost $11,367,923)		$ 9,740,429

SECURITIES LENDING COLLATERAL - 3.5%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	2,184,157	21,857,733	3.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,857,395)		$ 21,857,733

SHORT-TERM INVESTMENTS - 9.9%
U.S. Government * - 8.8%
0.120%, 03/14/2013	$ 3,500,000	$3,499,706	0.6%
0.123%, 06/27/2013	3,000,000	2,998,314	0.5%
0.124%, 01/17/2013	3,000,000	2,999,973	0.5%
0.130%, 01/31/2013	3,000,000	2,999,934	0.5%
0.130%, 02/21/2013	4,000,000	3,999,776	0.6%
0.130%, 03/21/2013	6,000,000	5,999,418	1.0%
0.135%, 05/09/2013	1,000,000	999,674	0.2%
0.135%, 05/30/2013	2,000,000	1,999,116	0.3%
0.140%, 02/07/2013	7,000,000	6,999,790	1.1%
0.140%, 04/04/2013	2,000,000	1,999,656	0.3%
0.140%, 04/11/2013	4,000,000	3,999,176	0.6%
0.140%, 05/16/2013	3,000,000	2,998,911	0.5%
0.145%, 05/02/2013	5,000,000	4,998,500	0.8%

Mutual Shares Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
U.S. Government * (continued)
0.150%, 04/18/2013	$ 1,800,000	$1,799,617	0.3%
0.821%, 01/03/2013	7,500,000	7,499,993	1.2%
		55,791,554
Repurchase Agreement - 1.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$6,721,004 on 01/02/2013,
collateralized by $6,440,000
Federal Home Loan
Mortgage Corp., 4.500% due
01/15/2014 (valued at $6,860,658
including interest)	6,721,000	6,721,000	1.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $62,505,713)		$ 62,512,554
Total Investments (Mutual Shares Trust)
(Cost $589,331,138) - 103.4%		$ 650,518,768	103.4%
Other Assets And Liabilities, Net - (3.4%)		(21,349,625)	(3.4)%
TOTAL NET ASSETS - 100.0%		$ 629,169,143	100.0%

Natural Resources Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.6%
Energy - 59.7%
Anadarko Petroleum Corp.	34,650	$2,574,842	1.4%
ARC Resources, Ltd.	114,600	2,815,747	1.6%
BG Group PLC	279,192	4,681,566	2.6%
BP PLC, ADR	51,537	2,146,001	1.2%
Cabot Oil & Gas Corp.	56,000	2,785,440	1.6%
Chevron Corp.	39,890	4,313,705	2.4%
Concho Resources, Inc. (I)	54,434	4,385,203	2.5%
ConocoPhillips	30,200	1,751,298	1.0%
Denbury Resources, Inc. (I)	245,713	3,980,551	2.2%
EOG Resources, Inc.	20,218	2,442,132	1.4%
EQT Corp.	48,414	2,855,458	1.6%
Imperial Oil, Ltd.	60,700	2,610,100	1.5%
Laredo Petroleum Holdings, Inc. (I)	102,421	1,859,965	1.0%
Marathon Petroleum Corp.	31,050	1,956,150	1.1%
Occidental Petroleum Corp.	48,800	3,738,568	2.1%
Oil Search, Ltd.	680,321	4,999,580	2.8%
Ophir Energy PLC (I)	264,793	2,205,958	1.2%
Peabody Energy Corp.	64,900	1,726,989	1.0%
Petroleo Brasileiro SA, ADR	68,552	1,334,707	0.8%
Peyto Exploration
& Development Corp.	193,706	4,477,029	2.5%
Phillips 66	41,150	2,185,065	1.2%
Pioneer Natural Resources Company	18,350	1,955,927	1.1%
QEP Resources, Inc.	65,002	1,967,611	1.1%
Range Resources Corp.	57,461	3,610,275	2.0%
Repsol SA	68,032	1,397,150	0.8%
Repsol SA, ADR	27,100	566,390	0.3%
Salamander Energy PLC (I)	716,097	2,181,457	1.2%
Schlumberger, Ltd.	30,350	2,102,952	1.2%
Southwestern Energy Company (I)	158,100	5,282,121	3.0%
Statoil ASA, ADR (L)	67,600	1,692,704	1.0%
Suncor Energy, Inc.	58,978	1,939,449	1.1%

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Natural Resources Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Energy (continued)
Tullow Oil PLC	146,433	$2,982,014	1.7%
OTHER SECURITIES		19,302,939	10.8%
		106,807,043
Financials - 0.6%		1,033,770	0.6%
Industrials - 1.2%		2,077,390	1.2%
Materials - 34.6%
Antofagasta PLC	210,724	4,682,466	2.6%
ArcelorMittal (L)	87,850	1,534,740	0.9%
BHP Billiton PLC	128,894	4,529,271	2.5%
Compass Minerals International, Inc.	52,430	3,917,045	2.2%
CRH PLC (London Exchange)	71,307	1,490,575	0.8%
First Quantum Minerals, Ltd.	117,100	2,579,331	1.4%
FMC Corp.	41,332	2,418,749	1.4%
Fortescue Metals Group, Ltd. (L)	269,306	1,336,117	0.8%
Glencore International PLC (L)	481,660	2,806,968	1.6%
Goldcorp, Inc.	64,800	2,378,160	1.3%
Iluka Resources, Ltd.	392,016	3,798,928	2.1%
LyondellBasell
Industries NV, Class A	40,150	2,292,164	1.3%
Martin Marietta Materials, Inc.	40,821	3,848,604	2.2%
Rio Tinto PLC	68,283	3,979,018	2.2%
Teck Resources, Ltd., Class B	47,663	1,732,550	1.0%
The Mosaic Company	96,178	5,446,560	3.0%
Turquoise Hill Resources, Ltd. (I)	301,700	2,295,937	1.3%
Vedanta Resources PLC (L)	69,847	1,365,134	0.8%
OTHER SECURITIES		9,604,510	5.3%
		62,036,827
Utilities - 2.5%
Calpine Corp. (I)	249,250	4,518,903	2.5%
TOTAL COMMON STOCKS (Cost $175,726,042)		$ 176,473,933

RIGHTS - 0.0%
Energy - 0.0%
Repsol SA (Expiration Date:
01/15/2013; Strike Price:
EUR 0.482) (I)	70,285	42,861	0.0%
TOTAL RIGHTS (Cost $43,956)		$ 42,861
Warrants 0.5%		829,504	0.5%
TOTAL WARRANTS (Cost $1,823,386)		$ 829,504

SECURITIES LENDING COLLATERAL - 6.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,225,268	12,261,748	6.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,261,475)		$ 12,261,748

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreement - 0.5%		$ 894,000	0.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $894,000)		$ 894,000
Total Investments (Natural Resources Trust)
(Cost $190,748,859) - 106.4%		$ 190,502,046	106.4%
Other Assets And Liabilities, Net - (6.4%)		(11,444,452)	(6.4)%
TOTAL NET ASSETS - 100.0%		$ 179,057,594	100.0%

Real Estate Securities Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.0%
Financials - 99.0%
Real Estate Investment Trusts - 99.0%
Diversified REITs - 7.9%
BGP Holdings PLC (I)	194,291	$0
Duke Realty Corp. (L)	710,002	9,847,728
PS Business Parks, Inc.	45,065	2,928,324
Vornado Realty Trust	178,498	14,294,120
Washington Real
Estate Investment Trust (L)	166,170	4,345,346
		31,415,518
Industrial REITs - 2.7%
Prologis, Inc.	295,830	10,794,837
Office REITs - 12.3%
Boston Properties, Inc.	138,225	14,625,587
Digital Realty Trust, Inc. (L)	16,050	1,089,635
Douglas Emmett, Inc. (L)	510,916	11,904,343
DuPont Fabros Technology, Inc. (L)	444,500	10,739,120
SL Green Realty Corp. (L)	135,256	10,367,372
		48,726,057
Residential REITs - 21.6%
American
Campus Communities, Inc.	194,455	8,970,209
Apartment Investment &
Management Company, Class A	67,815	1,835,074
AvalonBay Communities, Inc.	38,662	5,242,181
BRE Properties, Inc.	94,061	4,781,121
Camden Property Trust	173,487	11,833,548
Colonial Properties Trust	265,916	5,682,625
Education Realty Trust, Inc.	96,873	1,030,729
Equity Residential	391,069	22,161,880
Essex Property Trust, Inc. (L)	46,132	6,765,258
Home Properties, Inc.	54,436	3,337,471
Post Properties, Inc.	168,527	8,417,924
Silver Bay Realty Trust Corp. (I)(L)	105,282	1,982,460
Spirit Realty Capital, Inc.	210,961	3,750,887
UDR, Inc.	13,200	313,896
		86,105,263
Retail REITs - 26.9%
Acadia Realty Trust (L)	191,912	4,813,153
Alexander’s, Inc. (L)	9,139	3,023,181
DDR Corp. (L)	402,496	6,303,087
Federal Realty Investment Trust	113,196	11,774,648
Glimcher Realty Trust	854,314	9,474,342
Pennsylvania Real
Estate Investment Trust (L)	61,763	1,089,499
Regency Centers Corp.	193,820	9,132,798
Simon Property Group, Inc.	335,040	52,966,474
Taubman Centers, Inc.	109,397	8,611,732
		107,188,914
Specialized REITs - 27.6%
Chesapeake Lodging Trust	122,135	2,550,179
CubeSmart	521,960	7,604,957
DiamondRock
Hospitality Company (L)	484,000	4,356,000
Extra Space Storage, Inc.	186,441	6,784,588
Health Care REIT, Inc.	423,427	25,951,841
Healthcare Realty Trust, Inc.	446,409	10,718,280
Healthcare Trust of America, Inc.	73,565	728,294
LaSalle Hotel Properties	200,502	5,090,746
Pebblebrook Hotel Trust (L)	142,162	3,283,942
Public Storage	85,033	12,326,384

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Estate Securities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Specialized REITs (continued)
Strategic Hotels & Resorts, Inc. (I)	509,077	$3,258,093
Sunstone Hotel Investors, Inc. (I)	524,378	5,616,088
Ventas, Inc.	329,402	21,318,895
		109,588,287
		393,818,876
		393,818,876
TOTAL COMMON STOCKS (Cost $348,657,470)		$ 393,818,876

SECURITIES LENDING COLLATERAL - 10.4%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	4,154,419	41,574,931	10.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $41,573,014)		$ 41,574,931

SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreement - 0.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$2,500,001 on 01/02/2013,
collateralized by $2,430,000
U.S. Treasury Note, 2.125% due
12/31/2015 (valued at $2,554,538,
including interest)	$ 2,500,000	$2,500,000	0.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,500,000)	$ 2,500,000
Total Investments (Real Estate Securities Trust)
(Cost $392,730,484) - 110.0%		$ 437,893,807	110.0%
Other Assets And Liabilities, Net - (10.0%)		(39,906,116)	(10.0)%
TOTAL NET ASSETS - 100.0%		$ 397,987,691	100.0%

Science & Technology Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 94.1%
Consumer Discretionary - 6.4%
Amazon.com, Inc. (I)	30,375	$7,628,378	2.3%
Comcast Corp., Class A	76,725	2,867,981	0.9%
priceline.com, Inc. (I)	6,845	4,252,114	1.3%
Tesla Motors, Inc. (I)(L)	84,860	2,874,208	0.9%
OTHER SECURITIES		3,777,194	1.1%
		21,399,875
Health Care - 0.6%		2,154,272	0.6%
Industrials - 1.0%
Quanta Services, Inc. (I)	96,975	2,646,448	0.8%
OTHER SECURITIES		591,216	0.2%
		3,237,664
Information Technology - 84.4%
Apple, Inc.	41,145	21,931,519	6.6%
Applied Materials, Inc.	219,900	2,515,656	0.8%
Aruba Networks, Inc. (I)(L)	172,600	3,581,450	1.1%
Aspen Technology, Inc. (I)	83,400	2,305,176	0.7%
Atmel Corp. (I)(L)	376,900	2,468,695	0.7%

Science & Technology Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Autodesk, Inc. (I)	122,377	$4,326,027	1.3%
Baidu, Inc., ADR (I)(L)	92,050	9,231,695	2.8%
Check Point
Software Technologies, Ltd. (I)(L)	53,400	2,543,976	0.8%
Cisco Systems, Inc.	649,065	12,754,127	3.8%
Cognizant Technology
Solutions Corp., Class A (I)(L)	55,960	4,143,838	1.2%
Dell, Inc.	842,200	8,531,486	2.6%
eBay, Inc. (I)	138,735	7,078,260	2.1%
Electronic Arts, Inc. (I)	160,986	2,339,127	0.7%
EMC Corp. (I)	131,304	3,321,991	1.0%
Facebook, Inc., Class A (I)	240,545	6,405,713	1.9%
Finisar Corp. (I)(L)	137,400	2,239,620	0.7%
First Solar, Inc. (I)(L)	75,600	2,334,528	0.7%
Fusion-io, Inc. (I)(L)	163,175	3,741,603	1.1%
Google, Inc., Class A (I)	30,735	21,802,487	6.5%
IBM Corp.	29,290	5,610,500	1.7%
Intuit, Inc.	45,045	2,680,178	0.8%
IPG Photonics Corp. (L)	50,700	3,379,155	1.0%
JDS Uniphase Corp. (I)(L)	169,300	2,292,322	0.7%
Juniper Networks, Inc. (I)	161,637	3,179,400	1.0%
Lam Research Corp. (I)	61,020	2,204,653	0.7%
Mastercard, Inc., Class A	5,825	2,861,706	0.9%
MediaTek, Inc.	297,000	3,322,301	1.0%
Micron Technology, Inc. (I)	437,930	2,780,856	0.8%
Microsoft Corp.	674,135	18,019,629	5.4%
Nintendo Company, Ltd.	39,800	4,246,669	1.3%
NVIDIA Corp.	347,900	4,275,691	1.3%
ON Semiconductor Corp. (I)(L)	495,700	3,494,685	1.0%
Oracle Corp.	335,355	11,174,021	3.3%
QUALCOMM, Inc.	88,990	5,519,160	1.7%
RealD, Inc. (I)(L)	181,400	2,033,494	0.6%
Red Hat, Inc. (I)	81,100	4,295,056	1.3%
Salesforce.com, Inc. (I)(L)	50,165	8,432,737	2.5%
Samsung Electronics Company, Ltd.	4,810	6,884,193	2.1%
Synaptics, Inc. (I)(L)	83,300	2,496,501	0.8%
Tokyo Electron, Ltd.	49,500	2,277,652	0.7%
Visa, Inc., Class A	54,705	8,292,184	2.5%
Workday, Inc., Class A (I)(L)	30,772	1,677,074	0.5%
OTHER SECURITIES		47,429,647	14.2%
		282,456,438
Materials - 1.2%
Monsanto Company	44,010	4,165,547	1.2%
Telecommunication Services - 0.5%		1,502,342	0.5%
TOTAL COMMON STOCKS (Cost $310,280,014)		$ 314,916,138

PREFERRED SECURITIES - 1.0%
Information Technology - 1.0%
Workday Inc. (I)	$ 9,053	464,924	0.1%
OTHER SECURITIES		3,006,994	0.9%
		3,471,918
TOTAL PREFERRED SECURITIES (Cost $2,199,674)		$ 3,471,918

SECURITIES LENDING COLLATERAL - 16.9%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	5,657,678	56,618,650	16.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $56,619,271)		$ 56,618,650

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 5.1%
Money Market Funds - 4.4%
T.Rowe Price Prime Reserve
Fund, 0.1218% (Y)	14,115,034	14,115,034	4.2%
OTHER SECURITIES		583,524	0.2%
		14,698,558
Repurchase Agreement - 0.7%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$2,243,001 on 01/02/2013,
collateralized by $2,180,000
U.S. Tresaury Note, 2.125% due
12/31/2015 (valued at $2,291,725)	$ 2,243,000	$2,243,000	0.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $16,941,558)		$ 16,941,558
Total Investments (Science & Technology Trust)
(Cost $386,040,517) - 117.1%		$ 391,948,264	117.1%
Other Assets And Liabilities, Net - (17.1%)		(57,216,806)	(17.1)%
TOTAL NET ASSETS - 100.0%		$ 334,731,458	100.0%

Small Cap Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.4%
Consumer Discretionary - 19.3%
Allison
Transmission Holdings, Inc. (L)	171,710	$3,506,318	0.9%
Burger King Worldwide, Inc. (L)	316,950	5,210,658	1.3%
Hanesbrands, Inc. (I)(L)	138,982	4,978,335	1.3%
HomeAway, Inc. (I)(L)	166,510	3,663,220	0.9%
HSN, Inc.	64,550	3,555,414	0.9%
Samsonite International SA	2,020,800	4,227,422	1.1%
Standard Pacific Corp. (I)(L)	551,060	4,050,291	1.0%
Steven Madden, Ltd. (I)	93,090	3,934,914	1.0%
Tenneco, Inc. (I)(L)	149,222	5,239,184	1.3%
Urban Outfitters, Inc. (I)	106,090	4,175,702	1.1%
OTHER SECURITIES		32,942,799	8.5%
		75,484,257
Consumer Staples - 3.1%
Casey’s General Stores, Inc. (L)	64,800	3,440,880	0.9%
Elizabeth Arden, Inc. (I)(L)	132,747	5,974,942	1.5%
OTHER SECURITIES		2,599,650	0.7%
		12,015,472
Energy - 6.4%
Patterson-UTI Energy, Inc. (L)	248,610	4,631,604	1.2%
Rosetta Resources, Inc. (I)(L)	78,390	3,555,770	0.9%
SemGroup Corp., Class A (I)	99,420	3,885,334	1.0%
Trican Well Service, Ltd.	311,490	4,108,524	1.1%
OTHER SECURITIES		8,937,425	2.3%
		25,118,657
Financials - 6.7%
Pebblebrook Hotel Trust	196,977	4,550,169	1.2%
Potlatch Corp.	114,242	4,477,144	1.1%
OTHER SECURITIES		17,409,088	4.4%
		26,436,401

Small Cap Growth Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care - 14.7%
Air Methods Corp.	95,070	$3,507,132	0.9%
Catamaran Corp. (I)(L)	86,982	4,097,722	1.1%
Covance, Inc. (I)	81,590	4,713,454	1.2%
Team Health Holdings, Inc. (I)	142,810	4,108,644	1.1%
OTHER SECURITIES		41,211,648	10.5%
		57,638,600
Industrials - 17.7%
DigitalGlobe, Inc. (I)(L)	265,083	6,478,629	1.7%
Kennametal, Inc. (L)	93,620	3,744,800	1.0%
Landstar System, Inc. (L)	71,960	3,775,022	1.0%
Moog, Inc., Class A (I)	85,622	3,513,071	0.9%
Old Dominion Freight Line, Inc. (I)	145,085	4,973,514	1.3%
Owens Corning, Inc. (I)	131,070	4,848,279	1.2%
Polypore International, Inc. (I)(L)	130,530	6,069,645	1.6%
Spirit Airlines, Inc. (I)	316,610	5,610,329	1.4%
Teledyne Technologies, Inc. (I)	56,353	3,666,890	0.9%
WESCO International, Inc. (I)(L)	63,613	4,289,425	1.1%
OTHER SECURITIES		22,368,985	5.7%
		69,338,589
Information Technology - 25.0%
BroadSoft, Inc. (I)	121,300	4,406,829	1.1%
Cadence Design Systems, Inc. (I)(L)	485,370	6,557,349	1.7%
Concur Technologies, Inc. (I)(L)	64,660	4,365,843	1.1%
Dealertrack Holdings, Inc. (I)(L)	146,680	4,212,650	1.1%
IAC/InterActiveCorp	140,650	6,652,745	1.7%
Imperva, Inc. (I)(L)	132,324	4,172,176	1.1%
Ixia (I)(L)	337,500	5,730,750	1.5%
MICROS Systems, Inc. (I)	80,910	3,433,820	0.9%
ServiceNow, Inc. (I)(L)	129,800	3,897,894	1.0%
Solera Holdings, Inc.	115,010	6,149,585	1.6%
Ultratech, Inc. (I)	123,530	4,607,669	1.2%
Web.com Group, Inc. (I)(L)	254,950	3,773,260	1.0%
WEX, Inc. (I)(L)	56,740	4,276,494	1.1%
OTHER SECURITIES		35,721,438	9.1%
		97,958,502
Materials - 6.5%
Headwaters, Inc. (I)	414,600	3,548,976	0.9%
KapStone Paper and Packaging Corp.	242,520	5,381,519	1.4%
Louisiana-Pacific Corp. (I)	246,230	4,757,164	1.2%
Methanex Corp.	162,320	5,173,138	1.3%
Packaging Corp. of America	108,160	4,160,915	1.1%
OTHER SECURITIES		2,676,649	0.6%
		25,698,361
TOTAL COMMON STOCKS (Cost $354,669,003)		$ 389,688,839

SECURITIES LENDING COLLATERAL - 27.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	10,887,402	108,954,590	27.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $108,962,827)		$ 108,954,590

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.3%
Repurchase Agreement - 0.3%	$ 1,100,000		0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,100,000)	$ 1,100,000
Total Investments (Small Cap Growth Trust)
(Cost $464,731,830) - 127.5%		$ 499,743,429	127.5%
Other Assets And Liabilities, Net - (27.5%)		(107,920,076)	(27.5)%
TOTAL NET ASSETS - 100.0%		$ 391,823,353	100.0%

Small Cap Opportunities Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.3%
Consumer Discretionary - 14.3%
Dillard’s, Inc., Class A	9,244	$774,370	0.5%
DineEquity, Inc. (I)(L)	15,692	1,051,364	0.7%
La-Z-Boy, Inc.	56,700	802,305	0.5%
Meritage Homes Corp. (I)	25,752	961,837	0.6%
Penske Automotive Group, Inc. (L)	30,305	911,877	0.6%
PVH Corp.	7,898	876,757	0.6%
The Interpublic Group
of Companies, Inc.	71,271	785,406	0.5%
Thor Industries, Inc. (L)	21,666	810,958	0.5%
OTHER SECURITIES		15,030,486	9.8%
		22,005,360
Consumer Staples - 3.7%
Ingredion, Inc.	13,334	859,110	0.6%
OTHER SECURITIES		4,914,177	3.1%
		5,773,287
Energy - 7.8%
Helix Energy
Solutions Group, Inc. (I)	53,561	1,105,499	0.7%
Tesoro Corp. (L)	20,200	889,810	0.6%
OTHER SECURITIES		9,971,219	6.5%
		11,966,528
Financials - 23.0%
American Financial Group, Inc.	32,094	1,268,355	0.8%
Arthur J. Gallagher & Company	22,124	766,597	0.5%
Boston Private
Financial Holdings, Inc. (L)	85,865	773,644	0.5%
DCT Industrial Trust, Inc. (L)	132,900	862,521	0.6%
Jones Lang LaSalle, Inc.	9,345	784,419	0.5%
Susquehanna Bancshares, Inc. (L)	104,354	1,093,630	0.7%
Wintrust Financial Corp. (L)	25,649	941,318	0.6%
Zions Bancorporation (L)	42,210	903,294	0.6%
OTHER SECURITIES		28,134,893	18.2%
		35,528,671
Health Care - 8.7%
Amsurg Corp. (I)	31,927	958,129	0.6%
Haemonetics Corp. (I)(L)	20,165	823,539	0.5%
Teleflex, Inc.	13,007	927,529	0.6%
Universal Health
Services, Inc., Class B	16,969	820,451	0.5%
Wright Medical Group, Inc. (I)(L)	43,653	916,276	0.6%
OTHER SECURITIES		9,058,503	5.8%
		13,504,427

Small Cap Opportunities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrials - 17.9%
Beacon Roofing Supply, Inc. (I)(L)	28,677	$954,371	0.6%
Belden, Inc.	20,471	920,990	0.6%
Interface, Inc. (L)	58,212	936,049	0.6%
Old Dominion Freight Line, Inc. (I)	24,676	845,893	0.6%
Team, Inc. (I)(L)	24,198	920,492	0.6%
Trex Company, Inc. (I)	22,197	826,394	0.5%
Trimas Corp. (I)(L)	34,607	967,612	0.6%
Triumph Group, Inc.	12,057	787,322	0.5%
Valmont Industries, Inc.	7,284	994,630	0.6%
Waste Connections, Inc. (L)	25,006	844,953	0.6%
Watts Water
Technologies, Inc., Class A	22,661	974,196	0.6%
OTHER SECURITIES		17,699,994	11.4%
		27,672,896
Information Technology - 13.4%
Arris Group, Inc. (I)	70,381	1,051,492	0.7%
Cadence Design Systems, Inc. (I)(L)	66,149	893,673	0.6%
Cymer, Inc. (I)	13,669	1,236,088	0.8%
Jack Henry & Associates, Inc.	19,958	783,551	0.5%
Sanmina Corp. (I)	79,306	877,917	0.6%
Semtech Corp. (I)	29,546	855,357	0.6%
SS&C
Technologies Holdings, Inc. (I)(L)	33,512	774,797	0.5%
ValueClick, Inc. (I)	47,254	917,200	0.6%
OTHER SECURITIES		13,295,059	8.6%
		20,685,134
Materials - 8.1%
Eagle Materials, Inc. (L)	14,358	839,943	0.5%
FMC Corp.	13,912	814,130	0.5%
Graphic Packaging
Holding Company (I)	164,385	1,061,927	0.7%
PolyOne Corp. (L)	51,128	1,044,034	0.7%
Schweitzer-
Mauduit International, Inc.	21,656	845,234	0.6%
OTHER SECURITIES		7,896,934	5.1%
		12,502,202
Telecommunication Services - 0.5%		815,156	0.5%
Utilities - 0.9%
UGI Corp.	29,019	949,211	0.6%
OTHER SECURITIES		399,451	0.3%
		1,348,662
TOTAL COMMON STOCKS (Cost $120,400,951)		$ 151,802,323

SECURITIES LENDING COLLATERAL - 23.4%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,603,540	36,062,063	23.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,064,430)		$ 36,062,063

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%		583,100	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $583,100)		$ 583,100
Total Investments (Small Cap Opportunities Trust)
(Cost $157,048,481) - 122.1%		$ 188,447,486	122.1%
Other Assets And Liabilities, Net - (22.1%)		(34,073,921)	(22.1)%
TOTAL NET ASSETS - 100.0%		$ 154,373,565	100.0%

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.4%
Consumer Discretionary - 13.9%
Arbitron, Inc. (L)	317,169	$14,805,449	2.4%
Ascena Retail Group, Inc. (I)	497,800	9,204,322	1.5%
CEC Entertainment, Inc. (L)	284,550	9,444,215	1.5%
Fred’s, Inc., Class A (L)	548,700	7,303,197	1.2%
Helen of Troy, Ltd. (I)(L)	296,400	9,896,796	1.6%
Matthews
International Corp., Class A (L)	292,100	9,376,408	1.5%
Stage Stores, Inc. (L)	366,949	9,092,996	1.5%
The Cato Corp., Class A (L)	448,446	12,300,874	2.0%
OTHER SECURITIES		5,061,560	0.8%
		86,485,817
Consumer Staples - 2.0%
Casey’s General Stores, Inc.	149,700	7,949,070	1.3%
OTHER SECURITIES		4,490,175	0.7%
		12,439,245
Energy - 4.1%
Bristow Group, Inc. (L)	119,700	6,423,102	1.0%
SEACOR Holdings, Inc. (L)	107,048	8,970,622	1.4%
OTHER SECURITIES		10,161,858	1.6%
		25,555,582
Financials - 19.3%
First Midwest Bancorp, Inc.	718,731	8,998,512	1.4%
First Niagara Financial Group, Inc.	723,412	5,736,657	0.9%
International Bancshares Corp.	513,210	9,263,441	1.5%
Northwest Bancshares, Inc.	803,900	9,759,346	1.6%
Platinum
Underwriters Holdings, Ltd. (L)	161,709	7,438,614	1.2%
Primerica, Inc.	319,600	9,591,196	1.5%
Webster Financial Corp. (L)	474,300	9,746,865	1.6%
OTHER SECURITIES		59,407,888	9.6%
		119,942,519
Health Care - 9.8%
Amsurg Corp. (I)	331,530	9,949,215	1.6%
Charles River
Laboratories International, Inc. (I)	373,200	13,983,804	2.2%
ICON PLC, ADR (I)(L)	546,700	15,176,392	2.4%
ICU Medical, Inc. (I)(L)	129,440	7,886,779	1.3%
STERIS Corp.	191,900	6,664,687	1.1%
OTHER SECURITIES		7,596,698	1.2%
		61,257,575
Industrials - 27.6%
ACCO Brands Corp. (I)(L)	1,190,400	8,737,536	1.4%
Acuity Brands, Inc. (L)	82,900	5,614,817	0.9%
Albany International Corp., Class A	479,534	10,875,831	1.8%
Atlas Air
Worldwide Holdings, Inc. (I)	133,900	5,933,109	1.0%
Belden, Inc.	430,849	19,383,897	3.1%
Carlisle Companies, Inc.	401,036	23,564,875	3.8%
ESCO Technologies, Inc.	268,602	10,048,401	1.6%
G&K Services, Inc., Class A	275,850	9,420,278	1.5%
GATX Corp. (L)	246,400	10,669,120	1.7%
Genesee &
Wyoming, Inc., Class A (I)(L)	89,625	6,818,670	1.1%
Kirby Corp. (I)(L)	184,500	11,418,705	1.8%
Mueller Industries, Inc.	279,210	13,968,876	2.2%
United Stationers, Inc. (L)	426,888	13,229,259	2.1%
OTHER SECURITIES		22,151,565	3.6%
		171,834,939

Small Cap Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology - 8.2%
Coherent, Inc. (L)	115,200	$5,831,424	0.9%
Diebold, Inc.	237,700	7,275,997	1.2%
MAXIMUS, Inc.	162,200	10,254,284	1.7%
MTS Systems Corp. (L)	170,568	8,687,028	1.4%
Zebra
Technologies Corp., Class A (I)	175,600	6,897,568	1.1%
OTHER SECURITIES		12,118,506	1.9%
		51,064,807
Materials - 7.1%
Aptargroup, Inc. (L)	147,138	7,021,425	1.1%
Deltic Timber Corp. (L)	123,446	8,717,757	1.4%
Innospec, Inc.	209,750	7,234,278	1.2%
Koppers Holdings, Inc. (L)	143,668	5,480,934	0.9%
Zep, Inc.	406,450	5,869,138	0.9%
OTHER SECURITIES		10,052,614	1.6%
		44,376,146
Utilities - 4.4%
Atmos Energy Corp.	193,600	6,799,232	1.1%
UNS Energy Corp. (L)	144,000	6,108,480	1.0%
Westar Energy, Inc.	190,300	5,446,386	0.9%
OTHER SECURITIES		9,094,636	1.5%
		27,448,734
TOTAL COMMON STOCKS (Cost $445,205,682)		$ 600,405,364

SECURITIES LENDING COLLATERAL - 12.3%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	7,692,113	76,978,050	12.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,981,845)		$ 76,978,050

SHORT-TERM INVESTMENTS - 3.8%
Repurchase Agreement - 3.8%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/12 at 0.190% to be
repurchased at $23,600,249 on
01/02/13, collateralized by
$22,316,413 Federal Home Loan
Bank, 4.000% due 09/01/2025
(valued at $24,072,001
including interest).	$ 23,600,000	$23,600,000	3.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $23,600,000)		$ 23,600,000
Total Investments (Small Cap Value Trust)
(Cost $545,787,527) - 112.5%		$ 700,983,414	112.5%
Other Assets And Liabilities, Net - (12.5%)		(77,879,273)	(12.5)%
TOTAL NET ASSETS - 100.0%		$ 623,104,141	100.0%

Small Company Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.0%
Consumer Discretionary - 17.7%
Brunswick Corp.	31,731	$923,055	0.9%

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Domino’s Pizza, Inc.	21,957	$956,227	0.9%
DSW, Inc., Class A	15,411	1,012,349	1.0%
Foot Locker, Inc.	30,021	964,275	0.9%
Group 1 Automotive, Inc. (L)	14,554	902,202	0.9%
Life Time Fitness, Inc. (I)(L)	19,909	979,722	0.9%
Penn National Gaming, Inc. (I)(L)	24,731	1,214,539	1.2%
Pool Corp.	23,964	1,014,156	1.0%
Tenneco, Inc. (I)	27,045	949,551	0.9%
The Ryland Group, Inc. (L)	24,237	884,651	0.8%
The Warnaco Group, Inc. (I)	15,508	1,109,908	1.1%
TRW Automotive Holdings Corp. (I)	21,000	1,125,810	1.1%
OTHER SECURITIES		6,731,061	6.3%
		18,767,506
Consumer Staples - 2.3%
Lancaster Colony Corp.	13,297	920,019	0.9%
OTHER SECURITIES		1,483,902	1.4%
		2,403,921
Energy - 6.4%
Dresser-Rand Group, Inc. (I)	16,523	927,601	0.9%
Dril-Quip, Inc. (I)	12,302	898,661	0.9%
Oasis Petroleum, Inc. (I)	28,233	897,809	0.9%
OTHER SECURITIES		4,030,387	3.8%
		6,754,458
Financials - 8.6%
Affiliated Managers Group, Inc. (I)	9,354	1,217,423	1.2%
HCC Insurance Holdings, Inc.	24,342	905,766	0.9%
OTHER SECURITIES		7,022,863	6.6%
		9,146,052
Health Care - 17.0%
BioMarin Pharmaceutical, Inc. (I)	20,700	1,019,475	1.0%
Centene Corp. (I)	22,641	928,281	0.9%
Chemed Corp. (L)	14,279	979,397	0.9%
Myriad Genetics, Inc. (I)	35,065	955,521	0.9%
PAREXEL International Corp. (I)(L)	34,318	1,015,470	1.0%
Sirona Dental Systems, Inc. (I)	16,783	1,081,832	1.0%
OTHER SECURITIES		12,089,621	11.4%
		18,069,597
Industrials - 15.1%
Acuity Brands, Inc.	13,723	929,459	0.9%
AO Smith Corp.	17,986	1,134,377	1.1%
Corrections Corp. of America	31,917	1,132,096	1.1%
Hexcel Corp. (I)	35,550	958,428	0.9%
Lincoln Electric Holdings, Inc.	21,399	1,041,703	1.0%
Lindsay Corp. (L)	12,187	976,422	0.9%
Regal-Beloit Corp.	12,784	900,888	0.9%
Tetra Tech, Inc. (I)	35,262	932,680	0.9%
TransDigm Group, Inc.	8,038	1,096,062	1.0%
Wabtec Corp.	11,726	1,026,494	1.0%
Watsco, Inc. (L)	11,896	891,010	0.8%
WESCO International, Inc. (I)(L)	14,160	954,809	0.9%
OTHER SECURITIES		4,006,546	3.8%
		15,980,974
Information Technology - 24.9%
Alliance Data Systems Corp. (I)(L)	8,721	1,262,452	1.2%
ANSYS, Inc. (I)	13,771	927,339	0.9%
Aspen Technology, Inc. (I)	55,375	1,530,565	1.4%
Cadence Design Systems, Inc. (I)	65,510	885,040	0.8%
CommVault Systems, Inc. (I)	13,664	952,517	0.9%
CoStar Group, Inc. (I)(L)	16,525	1,476,839	1.4%

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Cymer, Inc. (I)	15,570	$1,407,995	1.3%
Littelfuse, Inc.	15,292	943,669	0.9%
Manhattan Associates, Inc. (I)	22,854	1,379,010	1.3%
SolarWinds, Inc. (I)	26,726	1,401,779	1.3%
ValueClick, Inc. (I)	54,502	1,057,884	1.0%
OTHER SECURITIES		13,163,807	12.4%
		26,388,896
Materials - 3.9%		4,128,959	3.9%
Telecommunication Services - 1.3%
SBA
Communications Corp.,
Class A (I)(L)	19,625	1,393,768	1.3%
Utilities - 0.8%		852,394	0.8%
Total Common Stocks (Cost $79,218,907)		$ 103,886,525

SECURITIES LENDING COLLATERAL - 23.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,480,918	24,827,536	23.5%
Total Securities Lending Collateral (Cost $24,829,550)		$ 24,827,536

SHORT-TERM INVESTMENTS - 2.1%
Money Market Funds - 2.1%
State Street Institutional Liquid
Reserves Fund, 0.1749% (Y)	2,252,466	2,252,466	2.1%
Total Short-Term Investments (Cost $2,252,466)		$ 2,252,466
Total Investments (Small Company Growth Trust)
(Cost $106,300,923) - 123.6%		$ 130,966,527	123.6%
Other Assets And Liabilities, Net - (23.6%)		(24,981,480)	(23.6)%
TOTAL NET ASSETS - 100.0%		$ 105,985,047	100.0%

Small Company Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.2%
Consumer Discretionary - 13.8%
Aaron’s, Inc.	278,900	$7,887,292	2.2%
Drew Industries, Inc. (L)	112,000	3,612,000	1.0%
Matthews
International Corp., Class A (L)	92,200	2,959,620	0.8%
Meritage Homes Corp. (I)(L)	101,600	3,794,760	1.0%
Pool Corp.	91,800	3,884,976	1.1%
The Men’s Wearhouse, Inc.	89,500	2,788,820	0.8%
OTHER SECURITIES		25,582,286	7.0%
		50,509,754
Consumer Staples - 0.6%		2,315,208	0.6%
Energy - 4.8%
Oasis Petroleum, Inc. (I)	106,800	3,396,240	0.9%
OTHER SECURITIES		14,341,446	3.9%
		17,737,686
Financials - 22.4%
Alterra Capital Holdings, Ltd.	105,400	2,971,226	0.8%
Ares Capital Corp.	258,900	4,530,750	1.2%
CBL & Associates Properties, Inc.	221,300	4,693,773	1.3%
East West Bancorp, Inc.	109,600	2,355,304	0.6%

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
Home BancShares, Inc.	106,300	$3,510,026	1.0%
Kilroy Realty Corp. (L)	97,500	4,618,575	1.3%
LaSalle Hotel Properties	118,500	3,008,715	0.8%
National Interstate Corp. (L)	107,000	3,083,740	0.8%
Potlatch Corp. (L)	71,500	2,802,085	0.8%
ProAssurance Corp.	183,800	7,754,522	2.1%
Signature Bank (I)(L)	43,800	3,124,692	0.9%
SVB Financial Group (I)	85,800	4,802,226	1.3%
Wintrust Financial Corp. (L)	88,500	3,247,950	0.9%
OTHER SECURITIES		31,719,310	8.7%
		82,222,894
Health Care - 3.9%
West Pharmaceutical Services, Inc.	67,500	3,695,625	1.0%
OTHER SECURITIES		10,597,190	2.9%
		14,292,815
Industrials - 26.5%
Aegion Corp. (I)(L)	128,700	2,855,853	0.8%
Alaska Air Group, Inc. (I)	123,000	5,300,070	1.4%
Beacon Roofing Supply, Inc. (I)(L)	203,700	6,779,136	1.9%
Belden, Inc.	83,100	3,738,669	1.0%
Genesee &
Wyoming, Inc., Class A (I)(L)	103,700	7,889,496	2.2%
IDEX Corp. (L)	85,300	3,969,009	1.1%
Kirby Corp. (I)(L)	101,800	6,300,402	1.7%
Landstar System, Inc.	153,900	8,073,594	2.2%
McGrath RentCorp. (L)	144,400	4,190,488	1.1%
Nordson Corp.	85,700	5,409,384	1.5%
Robbins & Myers, Inc.	46,700	2,776,315	0.8%
Waste Connections, Inc. (L)	109,600	3,703,384	1.0%
Woodward, Inc.	95,500	3,641,415	1.0%
OTHER SECURITIES		32,671,937	8.9%
		97,299,152
Information Technology - 9.2%
Ixia (I)	176,700	3,000,366	0.8%
Littelfuse, Inc.	59,200	3,653,232	1.0%
Progress Software Corp. (I)	140,700	2,953,293	0.8%
OTHER SECURITIES		24,339,693	6.6%
		33,946,584
Materials - 11.3%
American Vanguard Corp.	103,000	3,200,210	0.9%
Aptargroup, Inc.	98,700	4,709,964	1.3%
Carpenter Technology Corp.	69,800	3,603,774	1.0%
Clearwater Paper Corp. (I)	73,900	2,893,924	0.8%
Deltic Timber Corp. (L)	49,200	3,474,504	1.0%
Franco-Nevada Corp. (L)	60,300	3,442,077	0.9%
Innospec, Inc.	137,400	4,738,926	1.3%
Royal Gold, Inc.	45,600	3,707,736	1.0%
OTHER SECURITIES		11,669,118	3.2%
		41,440,233
Telecommunication Services - 0.5%		1,830,816	0.5%
Utilities - 4.2%
Cleco Corp.	96,700	3,868,967	1.1%
El Paso Electric Company	87,600	2,795,316	0.8%
Southwest Gas Corp.	66,800	2,832,988	0.8%
OTHER SECURITIES		5,815,730	1.6%
		15,313,001
TOTAL COMMON STOCKS (Cost $264,515,905)		$ 356,908,143

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES - 0.9%
Financials - 0.9%
East West Bancorp., Inc.,
Series A, 8.000%	2,200	3,235,804	0.9%
TOTAL PREFERRED SECURITIES (Cost $2,171,686)		$ 3,235,804
Investment Companies 0.3%		1,155,303	0.3%
TOTAL INVESTMENT COMPANIES (Cost $906,911)		$ 1,155,303

SECURITIES LENDING COLLATERAL - 19.4%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	7,114,251	71,195,155	19.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $71,198,992)		$ 71,195,155

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
T.Rowe Price Reserve Investment
Fund, 0.1218% (Y)	3,333,175	3,333,175	0.9%
OTHER SECURITIES		461,278	0.1%
		3,794,453
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,794,453)		$ 3,794,453
Total Investments (Small Company Value Trust)
(Cost $342,587,947) - 118.8%		$ 436,288,858	118.8%
Other Assets And Liabilities, Net - (18.8%)		(69,031,175)	(18.8)%
TOTAL NET ASSETS - 100.0%		$ 367,257,683	100.0%

Smaller Company Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.4%
Consumer Discretionary - 14.8%
Harley-Davidson, Inc.	49,580	$2,421,487	1.2%
IMAX Corp. (I)	90,000	2,023,200	1.0%
K12, Inc. (I)(L)	93,606	1,913,307	0.9%
rue21, Inc. (I)	50,511	1,434,007	0.7%
Steven Madden, Ltd. (I)	43,873	1,854,512	0.9%
Vera Bradley, Inc. (I)(L)	60,110	1,508,761	0.7%
OTHER SECURITIES		19,993,998	9.5%
		31,149,272
Consumer Staples - 1.7%		3,631,618	1.7%
Energy - 6.9%
Carrizo Oil & Gas, Inc. (I)(L)	119,117	2,491,928	1.2%
InterOil Corp. (I)(L)	38,880	2,159,006	1.0%
Kodiak Oil & Gas Corp. (I)	278,950	2,468,708	1.2%
Rex Energy Corp. (I)(L)	220,960	2,876,899	1.4%
OTHER SECURITIES		4,584,991	2.2%
		14,581,532
Financials - 7.8%
Moody’s Corp. (L)	68,970	3,470,570	1.6%
OTHER SECURITIES		13,028,317	6.2%
		16,498,887
Health Care - 18.5%
Catamaran Corp. (I)	25,834	1,217,040	0.6%
Covance, Inc. (I)(L)	52,400	3,027,148	1.4%

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
Cubist Pharmaceuticals, Inc. (I)(L)	21,469	$902,986	0.4%
HMS Holdings Corp. (I)(L)	35,870	925,625	0.4%
ICON PLC, ADR (I)	34,058	945,450	0.5%
Illumina, Inc. (I)(L)	34,230	1,902,846	0.9%
MAKO Surgical Corp. (I)(L)	74,038	952,869	0.5%
Sirona Dental Systems, Inc. (I)	37,298	2,404,229	1.1%
The Cooper Companies, Inc.	29,514	2,729,455	1.3%
United Therapeutics Corp. (I)(L)	41,871	2,236,749	1.1%
Watson Pharmaceuticals, Inc. (I)	25,580	2,199,880	1.0%
OTHER SECURITIES		19,487,947	9.3%
		38,932,224
Industrials - 21.1%
B/E Aerospace, Inc. (I)	62,130	3,069,222	1.5%
Belden, Inc.	82,520	3,712,575	1.8%
Covanta Holding Corp.	54,715	1,007,850	0.5%
Hub Group, Inc., Class A (I)(L)	68,382	2,297,635	1.1%
IHS, Inc., Class A (I)	21,900	2,102,400	1.0%
MasTec, Inc. (I)(L)	112,296	2,799,539	1.3%
MRC Global, Inc. (I)	76,457	2,123,975	1.0%
Quanta Services, Inc. (I)	86,010	2,347,213	1.1%
SkyWest, Inc.	906	11,289	0.0%
Triumph Group, Inc.	13,795	900,814	0.4%
UTi Worldwide, Inc.	126,498	1,695,073	0.8%
WESCO International, Inc. (I)(L)	34,356	2,316,625	1.1%
OTHER SECURITIES		20,089,671	9.5%
		44,473,881
Information Technology - 20.3%
Advent Software, Inc. (I)(L)	75,467	1,613,484	0.8%
Alliance Data Systems Corp. (I)(L)	14,060	2,035,326	1.0%
Altera Corp.	54,500	1,876,980	0.9%
Cohu, Inc.	557	6,038	0.0%
CommVault Systems, Inc. (I)	14,187	988,976	0.5%
Constant Contact, Inc. (I)	94,189	1,338,426	0.6%
Fairchild
Semiconductor
International, Inc. (I)	114,700	1,651,680	0.8%
Insight Enterprises, Inc. (I)	126,460	2,196,610	1.0%
MAXIMUS, Inc.	14,324	905,563	0.4%
MICROS Systems, Inc. (I)	32,100	1,362,324	0.7%
Monolithic Power Systems, Inc. (L)	122,601	2,731,550	1.3%
OSI Systems, Inc. (I)	17,800	1,139,912	0.5%
Rovi Corp. (I)	178,832	2,759,378	1.3%
OTHER SECURITIES		22,325,426	10.6%
		42,931,673
Materials - 3.7%
FMC Corp.	37,810	2,212,641	1.1%
OTHER SECURITIES		5,522,212	2.7%
		7,734,853
Telecommunication Services - 2.6%
Cogent
Communications Group, Inc. (L)	146,653	3,320,204	1.6%
NII Holdings, Inc. (I)(L)	206,304	1,470,948	0.7%
OTHER SECURITIES		731,827	0.3%
		5,522,979
Utilities - 0.0%		71,223	0.0%
TOTAL COMMON STOCKS (Cost $177,133,748)		$ 205,528,142

Smaller Company Growth Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
WARRANTS - 0.0%
Energy - 0.0%		167	0.0%
TOTAL WARRANTS (Cost $0)		$ 167
SECURITIES LENDING COLLATERAL - 26.1%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	5,493,290	54,973,555	26.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $54,977,157)		$ 54,973,555
SHORT-TERM INVESTMENTS - 3.2%
Repurchase Agreement - 1.8%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$3,808,002 on 01/02/2013,
collateralized by $3,750,000
U.S. Treasury Notes 0.750%-
2.125% due
12/31/2015-12/31/2017 (valued at
$3,891,438, including interest)	$ 3,808,000	$3,808,000	1.8%
Money Market Funds - 1.4%
State Street Institutional Liquid
Reserves Fund, 0.1749% (Y)	2,970,516	2,970,516	1.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,778,516)		$ 6,778,516
Total Investments (Smaller Company Growth Trust)
(Cost $238,889,421) - 126.7%		$ 267,280,380	126.7%
Other Assets And Liabilities, Net - (26.7%)		(56,286,739)	(26.7)%
TOTAL NET ASSETS - 100.0%		$ 210,993,641	100.0%

U.S. Equity Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.1%
Consumer Discretionary - 7.6%
McDonald’s Corp.	202,051	$17,822,919	1.9%
NIKE, Inc., Class B	146,020	7,534,632	0.8%
Starbucks Corp.	72,000	3,860,640	0.4%
TJX Companies, Inc.	169,200	7,182,540	0.8%
OTHER SECURITIES		33,600,511	3.7%
		70,001,242
Consumer Staples - 21.4%
Colgate-Palmolive Company	95,390	9,972,071	1.1%
General Mills, Inc.	131,100	5,297,751	0.6%
Kimberly-Clark Corp.	60,700	5,124,901	0.6%
PepsiCo, Inc.	310,976	21,280,088	2.3%
Philip Morris International, Inc.	384,684	32,174,970	3.5%
Sysco Corp. (L)	120,400	3,811,864	0.4%
The Coca-Cola Company	810,900	29,395,125	3.2%
The Procter & Gamble Company	548,900	37,264,821	4.0%
Wal-Mart Stores, Inc.	391,080	26,683,388	2.9%
OTHER SECURITIES		27,662,994	3.0%
		198,667,973
Energy - 3.1%
Chevron Corp.	125,771	13,600,876	1.5%

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

U.S. Equity Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Energy (continued)
Exxon Mobil Corp.	67,300	$5,824,815	0.6%
OTHER SECURITIES		9,189,212	1.0%
		28,614,903
Financials - 5.7%
Bank of America Corp.	727,372	8,437,515	0.9%
Citigroup, Inc.	114,400	4,525,664	0.5%
JPMorgan Chase & Company	116,200	5,109,314	0.6%
Wells Fargo & Company	203,700	6,962,466	0.8%
OTHER SECURITIES		27,998,612	3.0%
		53,033,571
Health Care - 29.1%
Abbott Laboratories	383,001	25,086,566	2.7%
Allergan, Inc.	62,274	5,712,394	0.6%
Amgen, Inc.	74,800	6,456,736	0.7%
Baxter International, Inc.	111,101	7,405,993	0.8%
Biogen Idec, Inc. (I)	27,750	4,070,093	0.4%
Bristol-Myers Squibb Company	317,400	10,344,066	1.1%
Covidien PLC	83,700	4,832,838	0.5%
Eli Lilly & Company	285,101	14,061,181	1.5%
Express Scripts Holding Company (I)	97,700	5,275,800	0.6%
Intuitive Surgical, Inc. (I)	8,070	3,957,286	0.4%
Johnson & Johnson	628,000	44,022,800	4.7%
Medtronic, Inc.	232,666	9,543,959	1.0%
Merck & Company, Inc.	820,856	33,605,845	3.6%
Pfizer, Inc.	1,683,394	42,219,522	4.6%
UnitedHealth Group, Inc.	219,322	11,896,025	1.3%
OTHER SECURITIES		41,742,924	4.5%
		270,234,028
Industrials - 3.5%
3M Company	132,500	12,302,625	1.3%
General Electric Company	221,100	4,640,889	0.5%
OTHER SECURITIES		15,376,111	1.7%
		32,319,625
Information Technology - 26.4%
Accenture PLC, Class A	129,900	8,638,350	0.9%
Apple, Inc.	42,660	22,739,060	2.5%
Automatic Data Processing, Inc.	80,700	4,600,707	0.5%
Cisco Systems, Inc.	277,119	5,445,388	0.6%
Google, Inc., Class A (I)	51,321	36,405,578	3.9%
Hewlett-Packard Company	353,549	5,038,073	0.5%
IBM Corp.	199,602	38,233,763	4.1%
Microsoft Corp.	1,666,936	44,557,199	4.8%
Oracle Corp.	839,239	27,963,443	3.0%
QUALCOMM, Inc.	304,502	18,885,214	2.0%
OTHER SECURITIES		32,181,870	3.5%
		244,688,645
Materials - 0.2%		2,116,724	0.2%
Telecommunication Services - 1.8%
AT&T, Inc.	359,905	12,132,398	1.3%
Verizon Communications, Inc.	96,700	4,184,209	0.5%
OTHER SECURITIES		481,098	0.0%
		16,797,705
Utilities - 0.3%		2,785,595	0.3%
TOTAL COMMON STOCKS (Cost $805,950,969)		$ 919,260,011

U.S. Equity Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,150,001	21,515,918	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,515,977)		$ 21,515,918
SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional Treasury
Money Market Fund, 0.0000%, (Y)	7,705,466	7,705,466	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,705,466)		$ 7,705,466
Total Investments (U.S. Equity Trust)
(Cost $835,172,412) - 102.2%		$ 948,481,395	102.2%
Other Assets And Liabilities, Net - (2.2%)		(20,247,229)	(2.2)%
TOTAL NET ASSETS - 100.0%		$ 928,234,166	100.0%

Utilities Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 91.0%
Consumer Discretionary - 11.7%
Comcast Corp., Special Class A	201,550	$7,245,723	3.7%
Time Warner Cable, Inc.	44,750	4,349,253	2.2%
Virgin Media, Inc. (L)	173,820	6,387,885	3.3%
OTHER SECURITIES		4,639,261	2.4%
		22,622,122
Energy - 13.7%
EQT Corp.	47,870	2,823,373	1.5%
Kinder Morgan, Inc.	183,136	6,470,195	3.3%
QEP Resources, Inc. (L)	59,991	1,815,928	0.9%
Spectra Energy Corp.	121,700	3,332,146	1.7%
The Williams Companies, Inc.	129,301	4,233,315	2.2%
Williams Partners LP	49,690	2,417,915	1.3%
OTHER SECURITIES		5,522,236	2.8%
		26,615,108
Telecommunication Services - 15.2%
American Tower Corp.	20,420	1,577,853	0.8%
Bezeq The
Israeli
Telecommunication Corp., Ltd.	1,305,470	1,507,583	0.8%
Mobile TeleSystems OJSC, ADR (L)	112,045	2,089,639	1.1%
SBA
Communications Corp.,
Class A (I) (L)	19,490	1,384,180	0.7%
TDC A/S	317,521	2,250,180	1.2%
Telecom Italia RSP	3,106,733	2,458,366	1.3%
Telefonica Brasil SA, ADR	64,631	1,555,022	0.8%
Tim Participacoes SA, ADR	108,214	2,144,801	1.1%
Verizon Communications, Inc.	48,800	2,111,576	1.1%
Vodafone Group PLC	730,018	1,835,898	1.0%
Ziggo NV	75,380	2,436,202	1.3%
OTHER SECURITIES		8,053,648	4.2%
		29,404,948
Utilities - 50.4%
AES Corp.	314,990	3,370,393	1.7%
American Electric
Power Company, Inc.	66,330	2,830,964	1.5%

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Utilities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Utilities (continued)
Calpine Corp. (I)	250,070	$4,533,769	2.3%
CenterPoint Energy, Inc.	100,210	1,929,043	1.0%
Cia Paranaense de Energia, ADR (L)	37,520	575,932	0.3%
CMS Energy Corp.	267,170	6,513,605	3.4%
Duke Energy Corp.	45,440	2,899,072	1.5%
Edison International	116,530	5,265,991	2.7%
EDP - Energias de Portugal SA	1,760,249	5,291,110	2.7%
EDP - Energias do Brasil SA	252,000	1,549,113	0.8%
EDP Renovaveis SA (I)	613,537	3,271,769	1.7%
Enagas SA	127,258	2,723,202	1.4%
Exelon Corp.	72,270	2,149,310	1.1%
FirstEnergy Corp.	72,020	3,007,555	1.6%
GDF Suez	105,177	2,167,058	1.1%
Iberdrola SA (L)	292,691	1,632,158	0.8%
ITC Holdings Corp.	28,230	2,171,169	1.1%
NextEra Energy, Inc.	39,150	2,708,789	1.4%
NiSource, Inc.	102,400	2,548,736	1.3%
Northeast Utilities	49,460	1,932,897	1.0%
NRG Energy, Inc. (L)	197,652	4,544,010	2.3%
OGE Energy Corp.	58,550	3,296,951	1.7%
ONEOK, Inc.	38,680	1,653,570	0.9%
PPL Corp. (L)	86,901	2,487,976	1.3%
Public Service
Enterprise Group, Inc.	121,970	3,732,282	1.9%
Red Electrica Corp. SA (L)	44,463	2,196,809	1.1%
Sempra Energy	33,900	2,404,866	1.2%
SSE PLC	76,135	1,759,562	0.9%
OTHER SECURITIES		16,606,010	8.5%
		97,753,671
TOTAL COMMON STOCKS (Cost $156,850,939)		$ 176,395,849

PREFERRED SECURITIES - 5.2%
Utilities - 5.2%
Cia Paranaense de Energia	61,000	939,749	0.5%
Companhia Energetica de
Minas Gerais (L)	159,750	1,735,017	0.9%
Nextera Energy, Inc., 5.889%	26,910	1,347,115	0.7%
Nextera Energy, Inc., 7.000%	34,940	1,851,820	1.0%
PPL Corp., 8.750%	38,750	2,082,038	1.1%
PPL Corp., 9.500%	38,840	2,031,720	1.1%
		9,987,459
TOTAL PREFERRED
SECURITIES (Cost $10,738,393)		$ 9,987,459

CORPORATE BONDS - 1.2%
Energy - 0.6%		$ 1,217,700	0.6%
Utilities - 0.6%		1,072,565	0.6%
TOTAL CORPORATE BONDS (Cost $2,018,635)		$ 2,290,265

CONVERTIBLE BONDS - 1.5%
Consumer Discretionary - 0.7%
Virgin Media, Inc.
6.500%, 11/15/2016	$ 710,000	1,461,269	0.7%
Telecommunication Services - 0.8%
SBA Communications Corp.
4.000%, 10/01/2014	620,000	1,465,913	0.8%
TOTAL CONVERTIBLE BONDS (Cost $1,798,284)		$ 2,927,182

Utilities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 9.7%
John Hancock Collateral
Investment Trust,
0.2755% (W) (Y)	1,881,104	18,824,957	9.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,824,779)		$ 18,824,957
Total Investments (Utilities Trust)
(Cost $190,231,030) - 108.6%		$ 210,425,712	108.6%
Other Assets And Liabilities, Net - (8.6%)		(16,624,630)	(8.6)%
TOTAL NET ASSETS - 100.0%		$ 193,801,082	100.0%

Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.1%
Consumer Discretionary - 13.6%
Advance Auto Parts, Inc.	139,263	$10,075,678	2.2%
Darden Restaurants, Inc.	89,363	4,027,590	0.9%
Express, Inc. (I)	304,018	4,587,632	1.0%
Harley-Davidson, Inc.	106,352	5,194,232	1.1%
Mohawk Industries, Inc. (I)	114,513	10,359,991	2.2%
Newell Rubbermaid, Inc.	882,881	19,661,759	4.2%
Staples, Inc.	813,162	9,270,047	2.0%
		63,176,929
Consumer Staples - 6.5%
Avon Products, Inc.	288,102	4,137,145	0.9%
ConAgra Foods, Inc.	489,497	14,440,162	3.1%
Safeway, Inc.	305,587	5,528,069	1.2%
Sysco Corp.	184,843	5,852,129	1.3%
		29,957,505
Energy - 6.7%
Murphy Oil Corp.	88,971	5,298,223	1.2%
Newfield Exploration Company (I)	243,277	6,514,958	1.4%
Pioneer Natural Resources Company	79,468	8,470,494	1.8%
The Williams Companies, Inc.	322,193	10,548,599	2.3%
		30,832,274
Financials - 19.7%
ACE, Ltd.	170,723	13,623,695	2.9%
BB&T Corp.	365,856	10,650,068	2.3%
Comerica, Inc.	326,005	9,890,992	2.1%
Marsh &
McLennan Companies, Inc.	395,871	13,645,673	2.9%
Northern Trust Corp.	235,835	11,829,484	2.6%
Stifel Financial Corp. (I)	108,940	3,482,812	0.8%
Weingarten Realty Investors	306,400	8,202,328	1.8%
Willis Group Holdings PLC	261,704	8,774,935	1.9%
Wintrust Financial Corp.	308,426	11,319,234	2.4%
		91,419,221
Health Care - 7.2%
Brookdale Senior Living, Inc. (I)	377,356	9,554,654	2.1%
CareFusion Corp. (I)	124,913	3,570,014	0.8%
HealthSouth Corp. (I)	506,465	10,691,476	2.3%
PerkinElmer, Inc.	167,785	5,325,496	1.2%
Universal Health
Services, Inc., Class B	85,492	4,133,538	0.9%
		33,275,178

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrials - 10.1%
Foster Wheeler AG (I)	217,612	$5,292,324	1.1%
Ingersoll-Rand PLC	165,422	7,933,639	1.7%
Snap-on, Inc.	207,782	16,412,700	3.6%
Swift Transportation Company (I)	579,847	5,288,205	1.1%
The Babcock & Wilcox Company	452,270	11,849,474	2.6%
		46,776,342
Information Technology - 13.0%
BMC Software, Inc. (I)	175,423	6,957,276	1.5%
Diebold, Inc.	275,655	8,437,800	1.8%
Fidelity National
Information Services, Inc.	395,733	13,775,466	3.0%
Flextronics International, Ltd. (I)	1,540,255	9,564,984	2.1%
Juniper Networks, Inc. (I)	410,849	8,081,400	1.8%
Zebra
Technologies Corp., Class A (I)	337,032	13,238,617	2.9%
		60,055,543
Materials - 7.6%
Sealed Air Corp.	859,828	15,055,588	3.3%
Sonoco Products Company	324,348	9,642,864	2.1%
W.R. Grace & Company (I)	153,164	10,297,216	2.2%
		34,995,668
Telecommunication Services - 2.8%
tw telecom, Inc. (I)	512,603	13,055,998	2.8%
Utilities - 5.9%
CenterPoint Energy, Inc.	406,640	7,827,820	1.7%
Edison International	366,775	16,574,562	3.6%
Wisconsin Energy Corp.	85,782	3,161,067	0.7%
		27,563,449
TOTAL COMMON STOCKS (Cost $383,224,381)		$ 431,108,107

PREFERRED SECURITIES - 1.6%
Financials - 1.0%
Health Care REIT, Inc.	81,094	4,637,766	1.0%
Health Care - 0.6%
HealthSouth Corp.	2,475	2,567,813	0.6%
TOTAL PREFERRED SECURITIES (Cost $6,536,385)		$ 7,205,579

CONVERTIBLE BONDS - 1.3%
Health Care - 1.3%
Brookdale Senior Living, Inc.
2.750%, 06/15/2018	$ 5,094,000	$ 5,854,916	1.3%
TOTAL CONVERTIBLE BONDS (Cost $4,709,010)		$ 5,854,916

SHORT-TERM INVESTMENTS - 4.5%
Money Market Funds - 4.5%
State Street Institutional Liquid
Reserves Fund, 0.1749% (Y)	20,953,887	20,953,887	4.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $20,953,887)		$ 20,953,887
Total Investments (Value Trust)
(Cost $415,423,663) - 100.5%		$ 465,122,489	100.5%
Other Assets And Liabilities, Net - (0.5%)		(2,306,054)	(0.5)%
TOTAL NET ASSETS - 100.0%		$ 462,816,435	100.0%

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

EUR	- Euro

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
PIK	- Paid In Kind
(A)	The subadviser is an affiliate of the adviser.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2012.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2012.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2012 (showing percentage of total net assets)

Certain Funds had the following country concentration as a percentage of total net assets on 12-31-12.

Capital Appreciation Trust
United States	88.4%
Spain	2.5%
China	1.7%
Denmark	1.6%
Ireland	1.6%
United Kingdom	1.6%
Canada	1.4%
Other Countries	1.2%

Core Allocation Plus Trust
United States	80.3%
United Kingdom	2.4%
China	1.9%
Japan	1.8%
France	1.8%
Brazil	1.3%
Hong Kong	1.3%
Canada	1.1%
Ireland	1.1%
Switzerland	1.0%
Other Countries	6.0%

Disciplined Diversification Trust
United States	67.7%
United Kingdom	4.5%
Japan	4.5%
Canada	2.4%
Switzerland	2.0%
Australia	1.9%
France	1.8%
Germany	1.6%
South Korea	1.2%
Brazil	1.0%
Other Countries	11.4%

Financial Services Trust
United States	73.6%
Canada	7.9%
India	7.6%
Switzerland	5.0%
Bermuda	4.3%
Brazil	1.4%
Other Countries	0.2%

Fundamental Value Trust
United States	78.3%
Canada	7.8%
Switzerland	5.3%
United Kingdom	4.0%
Hong Kong	2.2%
Netherlands	1.6%
Mexico	0.4%
Brazil	0.2%
Bermuda	0.2%

Growth Equity Trust
United States	87.5%
Ireland	4.5%
Belgium	2.0%
Denmark	1.8%
Germany	1.4%
Hong Kong	1.1%
United Kingdom	1.0%
Singapore	0.7%

Health Sciences Trust
United States	81.3%
Ireland	5.3%
Canada	3.4%
Germany	1.4%
China	1.3%
Switzerland	1.2%
Thailand	1.1%
Other Countries	5.0%

Mutual Shares Trust
United States	77.3%
United Kingdom	9.3%
Switzerland	4.0%
Netherlands	2.4%
Canada	1.6%
France	1.6%
Germany	1.4%
Denmark	1.2%
Other	1.2%

Natural Resources Trust
United States	49.0%
United Kingdom	16.1%
Canada	15.2%
Australia	6.9%
Switzerland	2.1%
South Africa	1.6%
Ireland	1.3%
Netherlands	1.3%
Spain	1.1%
Norway	0.9%
Other Countries	4.5%

Science & Technology Trust
United States	86.8%
China	3.8%
South Korea	2.5%
Japan	2.1%
Taiwan	1.2%
Other Countries	3.6%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2012 (showing percentage of total net assets)

Certain Funds had the following sector distribution as a percentage of total net assets on 12-31-12.

Emerging Markets Value Trust
Financials	32.8%
Materials	16.7%
Energy	16.1%
Industrials	11.9%
Information Technology	7.0%
Consumer Discretionary	6.4%
Consumer Staples	4.6%
Utilities	2.2%
Telecommunication Services	1.5%
Health Care	0.5%
Short-Term Investments & Other	0.3%

Global Trust
Financials	22.7%
Health Care	13.6%
Information Technology	12.6%
Energy	12.5%
Industrials	12.4%
Consumer Discretionary	11.6%
Telecommunication Services	8.9%
Materials	3.1%
Consumer Staples	2.0%
Short-Term Investments & Other	0.6%

International Core Trust
Financials	17.0%
Energy	13.2%
Health Care	12.7%
Consumer Discretionary	11.1%
Industrials	10.7%
Telecommunication Services	9.1%
Consumer Staples	6.9%
Materials	6.3%
Utilities	6.3%
Information Technology	3.6%
Short-Term Investments & Other	3.1%

International Growth Stock Trust
Consumer Discretionary	22.2%
Information Technology	12.4%
Financials	10.6%
Consumer Staples	10.2%
Industrials	9.8%
Health Care	9.2%
Energy	8.6%
Materials	4.8%
Telecommunication Services	2.8%
Utilities	0.9%
Short-Term Investments & Other	8.5%

International Small Company Trust
Industrials	25.7%
Consumer Discretionary	19.4%
Financials	13.4%
Materials	12.0%
Information Technology	10.4%
Consumer Staples	6.9%
Energy	5.2%
Health Care	4.7%
Utilities	2.0%
Telecommunication Services	1.0%
Short-Term Investments & Other	(0.7%)

International Value Trust
Financials	33.4%
Energy	11.5%
Industrials	10.5%
Health Care	10.3%
Telecommunication Services	9.2%
Information Technology	8.5%
Consumer Discretionary	5.7%
Materials	4.5%
Consumer Staples	3.7%
Utilities	1.0%
Short-Term Investments & Other	1.7%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	All Cap Core Trust	All Cap Value Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Investments in unaffiliated issuers, at value	$353,420,635	$492,783,211	$865,977,607	$1,652,618,189
Investments in affiliated issuers, at value	27,198,942	26,216,372	84,580,465	—
Repurchase agreements, at value	—	2,624,000	15,600,000	—
Total investments, at value	380,619,577	521,623,583	966,158,072	1,652,618,189
Cash	12,099	918	32,086	—
Foreign currency, at value	—	—	70,217	—
Cash held at broker for futures contracts	638,535	—	—	—
Receivable for investments sold	—	2,420,579	9,744,241	376,649
Receivable for fund shares sold	39,050	—	—	—
Dividends and interest receivable	333,983	369,567	457,454	1,042
Receivable for securities lending income	53,396	6,533	191,755	—
Total assets	381,696,640	524,421,180	976,653,825	1,652,995,880

Liabilities
Payable for investments purchased	—	690,489	2,789,405	—
Payable for fund shares repurchased	21,919	181,572	836,964	310,676
Payable upon return of securities loaned	27,206,000	26,211,485	84,585,699	—
Payable for futures variation margin	11,810	—	—	—
Payable to affiliates
Accounting and legal services fees	3,469	4,888	8,717	15,916
Trustees’ fees	9	13	23	42
Other liabilities and accrued expenses	25,848	31,854	74,477	24,925
Total liabilities	27,269,055	27,120,301	88,295,285	351,559
Net assets	354,427,585	497,300,879	888,358,540	1,652,644,321

Net assets consist of
Paid-in capital	$684,488,860	$442,293,237	$749,330,207	$1,306,827,279
Undistributed net investment income (loss)	2,002,271	1,286,445	3,008,615	—
Accumulated undistributed net realized gain (loss) on investments	(358,990,409)	13,163,335	71,862,194	(102,404,927)
Net unrealized appreciation (depreciation) on investments	26,926,863	40,557,862	64,157,524	448,221,969
Net assets	$354,427,585	$497,300,879	$888,358,540	$1,652,644,321
Investments in unaffiliated issuers, including repurchase agreements, at cost	$326,481,165	$454,849,420	$817,415,999	$1,204,396,220
Investments in affiliated issuers, at cost	$27,199,739	$26,216,301	$84,585,376	—
Foreign currency, at cost	—	—	$70,147	—
Securities loaned, unaffiliated issuers, at value	$27,155,314	$25,996,524	$83,515,989	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$72,574,105	$27,163,768	$664,679	$191,667,167
Shares outstanding	3,829,495	3,227,737	49,741	15,368,076
Net asset value, offering price and redemption price per share	$18.95	$8.42	$13.36	$12.47

Series II
Net assets	$7,889,391	$24,748,439	—	$1,304,978,344
Shares outstanding	416,939	2,946,541	—	104,615,720
Net asset value, offering price and redemption price per share	$18.92	$8.40	—	$12.47

Series III
Net assets	—	—	—	$155,998,810
Shares outstanding	—	—	—	12,517,053
Net asset value, offering price and redemption price per share	—	—	—	$12.46

Series NAV
Net assets	$273,964,089	$445,388,672	$887,693,861	—
Shares outstanding	14,453,528	53,143,187	66,401,564	—
Net asset value, offering price and redemption price per share	$18.95	$8.38	$13.37	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth- Income Trust
Investments in unaffiliated issuers, at value	$171,309,033	$89,147,012	$1,098,888,338	$1,301,784,566
Total investments, at value	171,309,033	89,147,012	1,098,888,338	1,301,784,566
Cash	—	71,435	—	—
Receivable for investments sold	1,906,603	445,555	931,755	530,247
Receivable for fund shares sold	—	92,073	227	140,767
Total assets	173,215,636	89,756,075	1,099,820,320	1,302,455,580

Liabilities
Payable for fund shares repurchased	1,899,205	534,912	887,810	623,288
Payable to affiliates
Accounting and legal services fees	1,663	856	10,693	12,590
Trustees’ fees	4	—	28	128
Investment management fees	—	—	—	—
Other liabilities and accrued expenses	11,254	111,235	19,756	80,937
Total liabilities	1,912,126	647,003	918,287	716,943
Net assets	171,303,510	89,109,072	1,098,902,033	1,301,738,637

Net assets consist of
Paid-in capital	$190,957,251	$101,695,178	$1,052,783,156	$1,237,397,865
Undistributed net investment income (loss)	—	106,662	—	—
Accumulated undistributed net realized gain (loss) on investments	(41,621,176)	(32,168,672)	(143,061,973)	(149,947,662)
Net unrealized appreciation (depreciation) on investments	21,967,435	19,475,904	189,180,850	214,288,434
Net assets	$171,303,510	$89,109,072	$1,098,902,033	$1,301,738,637
Investments in unaffiliated issuers, including repurchase agreements, at cost	$149,341,598	$69,671,108	$909,707,488	$1,087,496,132

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,370,656	$853,502	$90,786,496	$231,515,509
Shares outstanding	192,963	90,549	5,218,687	13,899,422
Net asset value, offering price and redemption price per share	$12.29	$9.43	$17.40	$16.66

Series II
Net assets	$164,944,225	$54,441,719	$902,207,177	$813,623,946
Shares outstanding	13,447,270	5,797,607	52,019,788	48,918,780
Net asset value, offering price and redemption price per share	$12.27	$9.39	$17.34	$16.63

Series III
Net assets	$3,988,629	$33,813,851	$105,908,360	$256,599,182
Shares outstanding	325,611	3,599,066	6,112,840	15,439,447
Net asset value, offering price and redemption price per share	$12.25	$9.40	$17.33	$16.62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	American High-Income Bond Trust	American International Trust	American New World Trust	Blue Chip Growth Trust
Investments in unaffiliated issuers, at value	$104,601,005	$695,109,667	$80,396,196	$1,741,226,788
Investments in affiliated issuers, at value	—	—	—	56,474,466
Total investments, at value	104,601,005	695,109,667	80,396,196	1,797,701,254
Cash	51,635	—	—	—
Receivable for investments sold	393,207	14,383,848	209,005	4,495,846
Receivable for fund shares sold	251,512	—	—	607,093
Dividends and interest receivable	—	—	—	1,060,012
Receivable for securities lending income	—	—	—	10,315
Total assets	105,297,359	709,493,515	80,605,201	1,803,874,520

Liabilities
Payable for investments purchased	—	—	—	1,517,342
Payable for fund shares repurchased	641,652	14,355,206	205,641	3,441,909
Payable upon return of securities loaned	—	—	—	56,485,263
Payable to affiliates
Accounting and legal services fees	996	6,812	761	17,018
Trustees’ fees	3	18	2	44
Investment management fees	—	—	—	—
Other liabilities and accrued expenses	117,618	15,996	10,303	88,054
Total liabilities	760,269	14,378,032	216,707	61,549,630
Net assets	104,537,090	695,115,483	80,388,494	1,742,324,890

Net assets consist of
Paid-in capital	$105,121,319	$793,199,734	$82,517,319	$1,446,356,419
Undistributed net investment income (loss)	99,996	—	—	5,028,165
Accumulated undistributed net realized gain (loss) on investments	(3,462,871)	(118,536,448)	(10,151,729)	(241,137,641)
Net unrealized appreciation (depreciation) on investments	2,778,646	20,452,197	8,022,904	532,077,947
Net assets	$104,537,090	$695,115,483	$80,388,494	$1,742,324,890
Investments in unaffiliated issuers, including repurchase agreements, at cost	$101,822,359	$674,657,470	$72,373,292	$1,209,149,564
Investments in affiliated issuers, at cost	—	—	—	$56,473,743
Securities loaned, unaffiliated issuers, at value	—	—	—	$56,043,270

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$4,243,518	$81,009,177	$9,914,295	$273,550,303
Shares outstanding	389,394	5,059,419	731,663	11,262,764
Net asset value, offering price and redemption price per share	$10.90	$16.01	$13.55	$24.29

Series II
Net assets	$57,477,278	$563,271,361	$67,911,422	$122,656,605
Shares outstanding	5,283,268	35,202,641	5,014,476	5,090,177
Net asset value, offering price and redemption price per share	$10.88	$16.00	$13.54	$24.10

Series III
Net assets	$42,816,294	$50,834,945	$2,562,777	—
Shares outstanding	3,942,206	3,185,605	189,634	—
Net asset value, offering price and redemption price per share	$10.86	$15.96	$13.51	—

Series NAV
Net assets	—	—	—	$1,346,117,982
Shares outstanding	—	—	—	55,489,371
Net asset value, offering price and redemption price per share	—	—	—	$24.26

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Allocation Plus Trust	Core Fundamental Holdings Trust
Investments in unaffiliated issuers, at value	$1,044,391,060	$330,528,369	$166,523,253	$201,109,353
Investments in affiliated issuers, at value	26,615,116	3,394,457	6,345,886	134,073,655
Repurchase agreements, at value	—	2,108,257	10,500,000	—
Total investments, at value	1,071,006,176	336,031,083	183,369,139	335,183,008
Cash	—	221,569	75,808	11,478
Foreign currency, at value	—	—	9,621	—
Cash held at broker for futures contracts	—	—	845,830	—
Receivable for investments sold	564,006	2,499,052	4,660,526	117,640
Receivable for delayed delivery securities sold	—	—	2,934,445	—
Receivable for forward foreign currency exchange contracts	—	—	936	—
Receivable for fund shares sold	—	3,465	2,741	—
Dividends and interest receivable	216,139	732,223	500,412	—
Receivable for securities lending income	6,249	599	6,397	—
Swap contracts, at value	—	—	457,223	—
Receivable for futures variation margin	—	—	217,120	—
Total assets	1,071,792,570	339,487,991	193,080,198	335,312,126

Liabilities
Payable for investments purchased	1,370,526	2,892,960	4,952,057	—
Payable for delayed delivery securities purchased	—	—	2,937,750	—
Payable for forward foreign currency exchange contracts	—	—	5,057	—
Payable for fund shares repurchased	981,086	608,991	90,102	107,160
Payable upon return of securities loaned	26,622,075	3,395,675	6,346,152	—
Written options, at value	—	663,597	—	—
Swap contracts, at value	—	—	242,831	—
Payable to affiliates
Accounting and legal services fees	10,250	3,185	1,717	3,185
Trustees’ fees	26	8	4	8
Investment management fees	—	—	—	409
Other liabilities and accrued expenses	61,438	24,752	23,410	12,648
Total liabilities	29,045,401	7,589,168	14,599,080	123,410
Net assets	1,042,747,169	331,898,823	178,481,118	335,188,716

Net assets consist of
Paid-in capital	$882,667,445	$270,713,742	$150,984,940	$297,190,912
Undistributed net investment income (loss)	2,560,139	1,114,564	1,060,643	—
Accumulated undistributed net realized gain (loss) on investments	(74,975,987)	29,477,528	16,380,271	23,191,668
Net unrealized appreciation (depreciation) on investments	232,495,572	30,592,989	10,055,264	14,806,136
Net assets	$1,042,747,169	$331,898,823	$178,481,118	$335,188,716
Investments in unaffiliated issuers, including repurchase agreements, at cost	$811,894,836	$302,083,650	$167,135,402	$186,222,954
Investments in affiliated issuers, at cost	$26,615,768	$3,394,484	$6,346,192	$134,153,918
Foreign currency, at cost	—	—	$9,575	—
Premiums received on written options	—	$700,843	—	—
Net unamortized upfront payment on swaps	—	—	$199,622	—
Securities loaned, unaffiliated issuers, at value	$26,489,402	$3,362,541	$6,184,511	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$175,225,356	$848,727	$20,485,864	$29,421
Shares outstanding	15,220,887	72,210	1,963,565	1,759
Net asset value, offering price and redemption price per share	$11.51	$11.75	$10.43	$16.73

Series II
Net assets	$70,775,773	$306,481,259	$145,668,339	$310,392,516
Shares outstanding	6,220,160	26,114,751	13,949,121	18,553,924
Net asset value, offering price and redemption price per share	$11.38	$11.74	$10.44	$16.73

Series III
Net assets	—	—	—	$24,766,779
Shares outstanding	—	—	—	1,481,959
Net asset value, offering price and redemption price per share	—	—	—	$16.71

Series NAV
Net assets	$796,746,040	$24,568,837	$12,326,915	—
Shares outstanding	69,208,054	2,093,014	1,182,477	—
Net asset value, offering price and redemption price per share	$11.51	$11.74	$10.42	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Core Global Diversification Trust	Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust
Investments in unaffiliated issuers, at value	$234,452,845	$232,242,672	$1,121,630,674	$1,975,443,244
Investments in affiliated issuers, at value	95,502,215	11,648,289	76,713,313	143,627,178
Total investments, at value	329,955,060	243,890,961	1,198,343,987	2,119,070,422
Cash	74,806	29,273	—	93,603
Foreign currency, at value	—	212,248	3,003,441	—
Receivable for investments sold	70	91,898	59,478	20,661,678
Receivable for fund shares sold	208,703	3,906	29,520	—
Dividends and interest receivable	891,525	894,415	563,426	3,336,205
Receivable for securities lending income	—	7,654	57,554	66,448
Total assets	331,130,164	245,130,355	1,202,057,406	2,143,228,356

Liabilities
Foreign capital gains tax payable	—	752	283,154	—
Payable for investments purchased	263,608	50,059	102,232	—
Payable for fund shares repurchased	7,808	62,980	—	2,585,641
Payable upon return of securities loaned	—	11,646,157	76,701,664	143,676,474
Payable to affiliates
Accounting and legal services fees	3,126	2,231	10,507	19,538
Trustees’ fees	8	6	27	51
Other liabilities and accrued expenses	12,564	89,363	372,951	109,914
Total liabilities	287,114	11,851,548	77,470,535	146,391,618
Net assets	330,843,050	233,278,807	1,124,586,871	1,996,836,738

Net assets consist of
Paid-in capital	$326,392,628	$158,214,869	$1,017,195,811	$1,664,252,838
Undistributed net investment income (loss)	—	951,761	78,606	10,907,711
Accumulated undistributed net realized gain (loss) on investments	(7,127,002)	29,204,287	36,904,022	(28,924,726)
Net unrealized appreciation (depreciation) on investments	11,577,424	44,907,890	70,408,432	350,600,915
Net assets	$330,843,050	$233,278,807	$1,124,586,871	$1,996,836,738
Investments in unaffiliated issuers, including repurchase agreements, at cost	$222,335,748	$187,333,952	$1,050,953,291	$1,624,838,823
Investments in affiliated issuers, at cost	$96,041,888	$11,649,148	$76,715,181	$143,633,396
Foreign currency, at cost	—	$211,173	$2,987,447	—
Securities loaned, unaffiliated issuers, at value	—	$11,466,484	$74,702,020	$142,502,744

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$156,587	$284,039	$9,379,260	$310,638,067
Shares outstanding	10,130	22,275	873,557	20,004,654
Net asset value, offering price and redemption price per share	$15.46	$12.75	$10.74	$15.53

Series II
Net assets	$312,214,159	$211,914,706	—	$172,780,071
Shares outstanding	20,183,696	16,600,336	—	11,152,814
Net asset value, offering price and redemption price per share	$15.47	$12.77	—	$15.49

Series III
Net assets	$18,472,304	—	—	—
Shares outstanding	1,195,519	—	—	—
Net asset value, offering price and redemption price per share	$15.45	—	—	—

Series NAV
Net assets	—	$21,080,062	$1,115,207,611	$1,513,418,600
Shares outstanding	—	1,653,437	103,989,820	97,747,370
Net asset value, offering price and redemption price per share	—	$12.75	$10.72	$15.48

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Holdings Trust
Investments in unaffiliated issuers, at value	$138,404,005	—	$1,322,412,891	$648,013,009
Investments in affiliated issuers, at value	13,460,900	$1,246,501,094	—	420,220,424
Repurchase agreements, at value	—	—	45,500,000	—
Total investments, at value	151,864,905	1,246,501,094	1,367,912,891	1,068,233,433
Cash	656	—	41,066	—
Foreign currency, at value	—	—	38,837	—
Receivable for investments sold	—	551,407	115	417,792
Receivable for fund shares sold	—	7,867	—	—
Dividends and interest receivable	18,963	—	562,414	—
Receivable for securities lending income	1,445	—	—	—
Total assets	151,885,969	1,247,060,368	1,368,555,323	1,068,651,225

Liabilities
Payable for investments purchased	—	—	20,497,362	—
Payable for fund shares repurchased	667,002	536,829	648,291	380,523
Payable upon return of securities loaned	13,464,088	—	—	—
Payable to affiliates
Accounting and legal services fees	1,349	12,100	12,929	10,249
Trustees’ fees	4	31	33	27
Other liabilities and accrued expenses	21,142	20,981	75,432	19,461
Total liabilities	14,153,585	569,941	21,234,047	410,260
Net assets	137,732,384	1,246,490,427	1,347,321,276	1,068,240,965

Net assets consist of
Paid-in capital	$127,225,455	$1,407,579,316	$1,501,762,924	$868,043,972
Undistributed net investment income (loss)	321,468	—	7,930,334	—
Accumulated undistributed net realized gain (loss) on investments	1,190,736	(198,919,612)	(238,974,647)	(8,912,461)
Net unrealized appreciation (depreciation) on investments	8,994,725	37,830,723	76,602,665	209,109,454
Net assets	$137,732,384	$1,246,490,427	$1,347,321,276	$1,068,240,965
Investments in unaffiliated issuers, including repurchase agreements, at cost	$129,410,061	—	$1,291,310,318	$441,329,209
Investments in affiliated issuers, at cost	$13,459,982	$1,208,670,371	—	$417,794,770
Foreign currency, at cost	—	—	$38,769	—
Securities loaned, unaffiliated issuers, at value	$13,304,956	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$96,626,035	$46,604,459	$131,417,742	$4,356,612
Shares outstanding	7,843,777	4,344,786	8,587,892	390,798
Net asset value, offering price and redemption price per share	$12.32	$10.73	$15.30	$11.15

Series II
Net assets	$22,626,248	$1,184,291,263	$66,585,347	$1,001,769,621
Shares outstanding	1,844,083	110,224,741	4,354,342	89,785,129
Net asset value, offering price and redemption price per share	$12.27	$10.74	$15.29	$11.16

Series III
Net assets	—	—	—	$62,114,732
Shares outstanding	—	—	—	5,575,388
Net asset value, offering price and redemption price per share	—	—	—	$11.14

Series NAV
Net assets	$18,480,101	$15,594,705	$1,149,318,187	—
Shares outstanding	1,502,567	1,454,395	74,839,586	—
Net asset value, offering price and redemption price per share	$12.30	$10.72	$15.36	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Fundamental Large Cap Value Trust	Fundamental Value Trust	Global Trust	Global Diversification Trust
Investments in unaffiliated issuers, at value	$510,906,897	$1,512,243,266	$610,894,513	$567,962,476
Investments in affiliated issuers, at value	—	39,159,055	6,972,477	204,624,369
Repurchase agreements, at value	21,302,000	—	—	—
Total investments, at value	532,208,897	1,551,402,321	617,866,990	772,586,845
Cash	133	434	512,237	—
Foreign currency, at value	—	—	8,203	—
Receivable for investments sold	—	8,224,812	—	652,391
Receivable for fund shares sold	—	109,894	—	26,467
Dividends and interest receivable	589,636	1,651,511	1,154,044	—
Receivable for securities lending income	—	22,646	1,639	—
Total assets	532,798,666	1,561,411,618	619,543,113	773,265,703

Liabilities
Payable for investments purchased	6,784,640	—	302,330	—
Payable for fund shares repurchased	492,876	289,891	4,524,603	648,528
Payable upon return of securities loaned	—	39,171,734	6,961,175	—
Payable to affiliates
Accounting and legal services fees	5,054	14,935	5,947	7,385
Trustees’ fees	13	39	15	19
Other liabilities and accrued expenses	40,436	120,048	156,423	17,341
Total liabilities	7,323,019	39,596,647	11,950,493	673,273
Net assets	525,475,647	1,521,814,971	607,592,620	772,592,430

Net assets consist of
Paid-in capital	$835,742,006	$1,884,076,114	$680,812,014	$696,691,269
Undistributed net investment income (loss)	2,770,887	9,171,762	979,296	—
Accumulated undistributed net realized gain (loss) on investments	(354,861,237)	(663,083,285)	(51,119,707)	(37,367,975)
Net unrealized appreciation (depreciation) on investments	41,823,991	291,650,380	(23,078,983)	113,269,136
Net assets	$525,475,647	$1,521,814,971	$607,592,620	$772,592,430
Investments in unaffiliated issuers, including repurchase agreements, at cost	$490,384,962	$1,220,593,737	$633,984,627	$455,955,990
Investments in affiliated issuers, at cost	—	$39,157,625	$6,972,299	$203,361,719
Foreign currency, at cost	—	—	$8,189	—
Securities loaned, unaffiliated issuers, at value	—	$38,729,226	$6,956,846	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$67,379,530	$317,926,249	$155,811,088	$12,819,611
Shares outstanding	5,532,409	20,729,083	9,822,638	1,177,529
Net asset value, offering price and redemption price per share	$12.18	$15.34	$15.86	$10.89

Series II
Net assets	$16,800,417	$260,443,888	$29,829,605	$759,772,819
Shares outstanding	1,369,412	17,010,677	1,886,275	69,751,050
Net asset value, offering price and redemption price per share	$12.27	$15.31	$15.81	$10.89

Series NAV
Net assets	$441,295,700	$943,444,834	$421,951,927	—
Shares outstanding	36,233,508	61,713,592	26,628,889	—
Net asset value, offering price and redemption price per share	$12.18	$15.29	$15.85	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Growth Equity Trust	Health Sciences Trust	Heritage Trust	International Core Trust
Investments in unaffiliated issuers, at value	$443,611,484	$185,612,337	$137,108,651	$713,712,693
Investments in affiliated issuers, at value	11,657,204	—	14,923,387	36,328,260
Total investments, at value	455,268,688	185,612,337	152,032,038	750,040,953
Cash	—	56,173	698	—
Foreign currency, at value	—	5,509	—	1,035,828
Cash held at broker for futures contracts	—	—	—	1,253,439
Receivable for investments sold	4,733,510	1,272,954	430,246	26,997
Receivable for forward foreign currency exchange contracts	—	—	909	2,454,035
Receivable for fund shares sold	—	80,079	—	212,029
Dividends and interest receivable	98,995	107,712	46,391	1,316,249
Receivable for securities lending income	3,768	—	5,060	49,198
Total assets	460,104,961	187,134,764	152,515,342	756,388,728

Liabilities
Foreign capital gains tax payable	—	6,094	—	—
Payable for investments purchased	3,328,155	558,070	768,712	—
Payable for forward foreign currency exchange contracts	—	—	706	1,085,300
Payable for fund shares repurchased	680,717	159,054	77,470	411,996
Payable upon return of securities loaned	11,659,500	—	14,922,450	36,306,565
Written options, at value	—	1,962,898	—	—
Payable for futures variation margin	—	—	—	151,400
Payable to affiliates
Accounting and legal services fees	4,321	1,891	1,317	6,813
Trustees’ fees	11	5	3	17
Other liabilities and accrued expenses	29,752	25,149	17,380	263,315
Total liabilities	15,702,456	2,713,161	15,788,038	38,225,406
Net assets	444,402,505	184,421,603	136,727,304	718,163,322

Net assets consist of
Paid-in capital	$392,991,950	$121,880,125	$104,355,307	$886,690,068
Undistributed net investment income (loss)	1,933,333	(30,606)	109,031	5,298,731
Accumulated undistributed net realized gain (loss) on investments	(15,573,483)	17,929,740	8,654,414	(200,285,216)
Net unrealized appreciation (depreciation) on investments	65,050,705	44,642,344	23,608,552	26,459,739
Net assets	$444,402,505	$184,421,603	$136,727,304	$718,163,322
Investments in unaffiliated issuers, including repurchase agreements, at cost	$378,560,870	$142,145,840	$113,500,305	$688,581,538
Investments in affiliated issuers, at cost	$11,657,113	—	$14,923,423	$36,328,518
Foreign currency, at cost	—	$5,509	—	$1,036,555
Premiums received on written options	—	$3,144,960	—	—
Securities loaned, unaffiliated issuers, at value	$11,597,761	—	$14,854,647	$34,354,515

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$68,885,000	—	$45,303,243
Shares outstanding	—	3,282,597	—	4,715,827
Net asset value, offering price and redemption price per share	—	$20.98	—	$9.61

Series II
Net assets	—	$67,318,939	—	$20,007,422
Shares outstanding	—	3,294,398	—	2,065,044
Net asset value, offering price and redemption price per share	—	$20.43	—	$9.69

Series NAV
Net assets	$444,402,505	$48,217,664	$136,727,304	$652,852,657
Shares outstanding	34,730,453	2,287,145	11,889,771	68,163,153
Net asset value, offering price and redemption price per share	$12.80	$21.08	$11.50	$9.58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	International Growth Stock Trust	International Small Company Trust	International Value Trust	Lifestyle Balanced PS Series
Investments in unaffiliated issuers, at value	$503,694,314	$97,088,432	$1,064,915,286	—
Investments in affiliated issuers, at value	—	2,887,436	26,724,698	$169,924,124
Total investments, at value	503,694,314	99,975,868	1,091,639,984	169,924,124
Cash	—	—	—	227
Foreign currency, at value	387,739	110,631	5,414	—
Receivable for investments sold	461,351	48,407	2,078,952	48,774
Receivable for fund shares sold	3,438	414	—	—
Dividends and interest receivable	699,732	138,676	2,167,174	—
Receivable for securities lending income	—	7,654	27,777	—
Total assets	505,246,574	100,281,650	1,095,919,301	169,973,125

Liabilities
Due to custodian	—	346,375	748,921	—
Foreign capital gains tax payable	—	—	67,812	—
Payable for investments purchased	—	41	960,235	—
Payable for fund shares repurchased	350,492	599,615	577,836	45,636
Payable upon return of securities loaned	—	2,889,189	26,695,912	—
Payable to affiliates
Accounting and legal services fees	4,718	927	10,124	1,584
Trustees’ fees	34	—	25	4
Investment management fees	—	—	—	238
Other liabilities and accrued expenses	190,942	41,446	349,108	13,328
Total liabilities	546,186	3,877,593	29,409,973	60,790
Net assets	504,700,388	96,404,057	1,066,509,328	169,912,335

Net assets consist of
Paid-in capital	$733,850,976	$457,548,559	$1,528,173,667	$160,255,577
Undistributed net investment income (loss)	(223,976)	362,489	551,398	—
Accumulated undistributed net realized gain (loss) on investments	(278,870,324)	(355,028,695)	(451,303,721)	4,104,667
Net unrealized appreciation (depreciation) on investments	49,943,712	(6,478,296)	(10,912,016)	5,552,091
Net assets	$504,700,388	$96,404,057	$1,066,509,328	$169,912,335
Investments in unaffiliated issuers, including repurchase agreements, at cost	$453,749,430	$103,565,829	$1,075,777,205	—
Investments in affiliated issuers, at cost	—	$2,887,637	$26,723,495	$164,372,033
Foreign currency, at cost	$386,426	$110,777	$5,406	—
Securities loaned, unaffiliated issuers, at value	—	$2,725,969	$25,737,721	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,708,438	$40,663,985	$114,041,977	—
Shares outstanding	189,221	4,005,553	9,576,470	—
Net asset value, offering price and redemption price per share	$14.31	$10.15	$11.91	—

Series II
Net assets	$22,827,134	$25,075,718	$98,422,821	$169,912,335
Shares outstanding	1,592,745	2,470,890	8,276,961	13,147,846
Net asset value, offering price and redemption price per share	$14.33	$10.15	$11.89	$12.92

Series NAV
Net assets	$479,164,816	$30,664,354	$854,044,530	—
Shares outstanding	33,487,054	3,021,780	72,200,660	—
Net asset value, offering price and redemption price per share	$14.31	$10.15	$11.83	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series	Mid Cap Stock Trust
Investments in unaffiliated issuers, at value	—	—	—	$723,444,513
Investments in affiliated issuers, at value	$58,550,231	$174,555,492	$84,304,784	167,367,151
Repurchase agreements, at value	—	—	—	21,300,000
Total investments, at value	58,550,231	174,555,492	84,304,784	912,111,664
Cash	1,718	—	3,123	31,978
Receivable for investments sold	19,373	50,956	28,490	3,897,505
Receivable for fund shares sold	—	—	—	138
Dividends and interest receivable	—	—	—	230,927
Receivable for securities lending income	—	—	—	271,213
Receivable due from adviser	360	—	175	—
Total assets	58,571,682	174,606,448	84,336,572	916,543,425

Liabilities
Payable for investments purchased	—	—	—	6,425,946
Payable for fund shares repurchased	18,411	47,722	27,104	567,411
Payable upon return of securities loaned	—	—	—	167,371,497
Payable to affiliates
Accounting and legal services fees	537	1,634	776	7,212
Trustees’ fees	—	4	2	18
Other liabilities and accrued expenses	11,918	13,430	12,655	50,532
Total liabilities	30,866	62,790	40,537	174,422,616
Net assets	58,540,816	174,543,658	84,296,035	742,120,809

Net assets consist of
Paid-in capital	$56,239,817	$161,497,920	$79,970,330	$644,453,245
Undistributed net investment income (loss)	—	—	—	442,683
Accumulated undistributed net realized gain (loss) on investments	596,815	6,168,195	1,563,544	14,823,372
Net unrealized appreciation (depreciation) on investments	1,704,184	6,877,543	2,762,161	82,401,509
Net assets	$58,540,816	$174,543,658	$84,296,035	$742,120,809
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	—	—	$662,331,910
Investments in affiliated issuers, at cost	$56,846,047	$167,677,949	$81,542,623	$167,378,145
Securities loaned, unaffiliated issuers, at value	—	—	—	$164,780,186

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	—	—	$178,374,882
Shares outstanding	—	—	—	11,374,262
Net asset value, offering price and redemption price per share	—	—	—	$15.68

Series II
Net assets	$58,540,816	$174,543,658	$84,296,035	$107,929,318
Shares outstanding	4,452,811	13,686,328	6,453,572	7,054,456
Net asset value, offering price and redemption price per share	$13.15	$12.75	$13.06	$15.30

Series NAV
Net assets	—	—	—	$455,816,609
Shares outstanding	—	—	—	28,905,117
Net asset value, offering price and redemption price per share	—	—	—	$15.77

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Mid Cap Value Equity Trust	Mid Value Trust	Mutual Shares Trust	Natural Resources Trust
Investments in unaffiliated issuers, at value	$135,179,000	$754,826,079	$621,940,035	$177,346,298
Investments in affiliated issuers, at value	8,838,445	99,976,761	21,857,733	12,261,748
Repurchase agreements, at value	253,000	—	6,721,000	894,000
Total investments, at value	144,270,445	854,802,840	650,518,768	190,502,046
Cash	10,057	—	165	—
Foreign currency, at value	—	9,438	1,620,680	895
Receivable for investments sold	—	408,586	4,018,817	1,140,107
Receivable for forward foreign currency exchange contracts	—	—	514,203	—
Receivable for fund shares sold	—	—	265,811	208,638
Dividends and interest receivable	137,809	396,434	1,298,985	99,466
Receivable for securities lending income	4,248	30,068	3,320	8,705
Total assets	144,422,559	855,647,366	658,240,749	191,959,857

Liabilities
Due to custodian	—	—	—	119,058
Payable for investments purchased	—	860,909	2,409,540	388,140
Payable for forward foreign currency exchange contracts	—	—	4,704,184	—
Payable for fund shares repurchased	72,685	4,188,557	18,189	89,044
Payable upon return of securities loaned	8,834,488	99,967,548	21,859,304	12,264,207
Payable to affiliates
Accounting and legal services fees	1,318	7,400	6,109	1,766
Trustees’ fees	3	19	16	51
Other liabilities and accrued expenses	15,266	45,997	74,264	39,997
Total liabilities	8,923,760	105,070,430	29,071,606	12,902,263
Net assets	135,498,799	750,576,936	629,169,143	179,057,594

Net assets consist of
Paid-in capital	$104,562,786	$602,369,538	$610,595,887	$327,446,505
Undistributed net investment income (loss)	474,902	5,434,340	11,258,382	183,332
Accumulated undistributed net realized gain (loss) on investments	10,107,812	56,751,507	(49,696,942)	(148,324,354)
Net unrealized appreciation (depreciation) on investments	20,353,299	86,021,551	57,011,816	(247,889)
Net assets	$135,498,799	$750,576,936	$629,169,143	$179,057,594
Investments in unaffiliated issuers, including repurchase agreements, at cost	$115,078,664	$668,802,417	$567,473,743	$178,487,381
Investments in affiliated issuers, at cost	$8,838,482	$99,978,827	$21,857,395	$12,261,478
Foreign currency, at cost	—	$9,428	$1,611,510	$894
Securities loaned, unaffiliated issuers, at value	$8,764,862	$98,952,841	$21,507,327	$11,782,986

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$283,559,548	$202,840,503	$11,217,513
Shares outstanding	—	24,684,574	18,683,386	1,112,075
Net asset value, offering price and redemption price per share	—	$11.49	$10.86	$10.09

Series II
Net assets	—	$79,615,232	—	$98,901,486
Shares outstanding	—	6,924,408	—	9,915,729
Net asset value, offering price and redemption price per share	—	$11.50	—	$9.97

Series NAV
Net assets	$135,498,799	$387,402,156	$426,328,640	$68,938,595
Shares outstanding	12,134,663	33,828,637	39,275,676	6,948,682
Net asset value, offering price and redemption price per share	$11.17	$11.45	$10.85	$9.92

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust	Small Cap Opportunities Trust
Investments in unaffiliated issuers, at value	$393,818,876	$333,086,614	$389,688,839	$152,385,423
Investments in affiliated issuers, at value	41,574,931	56,618,650	108,954,590	36,062,063
Repurchase agreements, at value	2,500,000	2,243,000	1,100,000	—
Total investments, at value	437,893,807	391,948,264	499,743,429	188,447,486
Cash	42,419	922	108,737	—
Foreign currency, at value	—	1,330,953	—	—
Receivable for investments sold	860,286	165,283	4,490,548	2,431,058
Receivable for fund shares sold	—	11,527	—	231,445
Dividends and interest receivable	1,388,902	98,816	75,794	133,307
Receivable for securities lending income	5,921	81,836	130,300	9,636
Total assets	440,191,335	393,637,601	504,548,808	191,252,932

Liabilities
Due to custodian	—	—	—	332,357
Payable for investments purchased	321,283	1,096,974	2,841,601	388,945
Payable for fund shares repurchased	262,342	1,151,966	898,744	77,117
Payable upon return of securities loaned	41,588,535	56,619,671	108,950,989	36,061,887
Payable to affiliates
Accounting and legal services fees	3,820	3,344	3,828	1,486
Trustees’ fees	10	8	10	4
Other liabilities and accrued expenses	27,654	34,180	30,283	17,571
Total liabilities	42,203,644	58,906,143	112,725,455	36,879,367
Net assets	397,987,691	334,731,458	391,823,353	154,373,565

Net assets consist of
Paid-in capital	$937,553,131	$366,863,076	$337,544,086	$169,204,891
Undistributed net investment income (loss)	2,236,481	(5,142)	(977)	1,008,046
Accumulated undistributed net realized gain (loss) on investments	(586,965,186)	(38,034,316)	19,268,589	(47,238,375)
Net unrealized appreciation (depreciation) on investments	45,163,265	5,907,840	35,011,655	31,399,003
Net assets	$397,987,691	$334,731,458	$391,823,353	$154,373,565
Investments in unaffiliated issuers, including repurchase agreements, at cost	$351,157,470	$329,421,246	$355,769,003	$120,984,051
Investments in affiliated issuers, at cost	$41,573,014	$56,619,271	$108,962,827	$36,064,430
Foreign currency, at cost	—	$1,330,770	—	—
Securities loaned, unaffiliated issuers, at value	$40,944,227	$56,319,805	$108,156,688	$35,850,214

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$94,809,427	$281,609,923	$82,918,545	$31,740,169
Shares outstanding	6,708,519	16,345,000	8,926,781	1,434,538
Net asset value, offering price and redemption price per share	$14.13	$17.23	$9.29	$22.13

Series II
Net assets	$71,949,224	$40,501,512	$30,884,085	$31,625,856
Shares outstanding	5,082,262	2,393,094	3,395,058	1,444,266
Net asset value, offering price and redemption price per share	$14.16	$16.92	$9.10	$21.90

Series NAV
Net assets	$231,229,040	$12,620,023	$278,020,723	$91,007,540
Shares outstanding	16,456,529	729,253	29,794,668	4,132,417
Net asset value, offering price and redemption price per share	$14.05	$17.31	$9.33	$22.02

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Smaller Company Growth Trust
Investments in unaffiliated issuers, at value	$600,405,364	$106,138,991	$365,093,703	$208,498,825
Investments in affiliated issuers, at value	76,978,050	24,827,536	71,195,155	54,973,555
Repurchase agreements, at value	23,600,000	—	—	3,808,000
Total investments, at value	700,983,414	130,966,527	436,288,858	267,280,380
Cash	92,765	—	104,937	601,467
Cash held at broker for futures contracts	—	—	—	275,000
Receivable for investments sold	2,975,525	303,896	2,513,024	3,234,886
Dividends and interest receivable	295,251	42,681	270,293	45,069
Receivable for securities lending income	11,324	4,929	22,345	36,976
Receivable for futures variation margin	—	—	—	32,850
Total assets	704,358,279	131,318,033	439,199,457	271,506,628

Liabilities
Due to custodian	—	8,023	—	—
Payable for investments purchased	1,995,217	296,210	271,295	4,686,511
Payable for fund shares repurchased	2,238,498	188,247	443,119	822,422
Payable upon return of securities loaned	76,978,293	24,825,854	71,196,681	54,980,442
Payable to affiliates
Accounting and legal services fees	6,036	1,006	3,547	2,068
Trustees’ fees	15	3	9	5
Other liabilities and accrued expenses	36,079	13,643	27,123	21,539
Total liabilities	81,254,138	25,332,986	71,941,774	60,512,987
Net assets	623,104,141	105,985,047	367,257,683	210,993,641

Net assets consist of
Paid-in capital	$439,487,061	$122,313,555	$296,875,089	$167,902,492
Undistributed net investment income (loss)	3,124,481	254,963	4,125,991	(68)
Accumulated undistributed net realized gain (loss) on investments	25,296,712	(41,249,075)	(27,444,330)	14,669,042
Net unrealized appreciation (depreciation) on investments	155,195,887	24,665,604	93,700,933	28,422,175
Net assets	$623,104,141	$105,985,047	$367,257,683	$210,993,641
Investments in unaffiliated issuers, including repurchase agreements, at cost	$468,805,682	$81,471,373	$271,388,955	$183,912,264
Investments in affiliated issuers, at cost	$76,981,845	$24,829,550	$71,198,992	$54,977,157
Securities loaned, unaffiliated issuers, at value	$76,473,789	$24,723,355	$70,305,859	$54,586,657

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$269,964,549	—	$78,796,397	$75,196,389
Shares outstanding	13,038,875	—	4,040,734	4,327,333
Net asset value, offering price and redemption price per share	$20.70	—	$19.50	$17.38

Series II
Net assets	$39,411,655	—	$72,627,327	$17,494,403
Shares outstanding	1,908,008	—	3,758,537	1,013,829
Net asset value, offering price and redemption price per share	$20.66	—	$19.32	$17.26

Series NAV
Net assets	$313,727,937	$105,985,047	$215,833,959	$118,302,849
Shares outstanding	15,181,439	5,779,837	11,090,661	6,796,483
Net asset value, offering price and redemption price per share	$20.67	$18.34	$19.46	$17.41

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	U.S. Equity Trust	Utilities Trust	Value Trust
Investments in unaffiliated issuers, at value	$926,965,477	$191,600,755	$465,122,489
Investments in affiliated issuers, at value	21,515,918	18,824,957	—
Total investments, at value	948,481,395	210,425,712	465,122,489
Cash	—	3,328,170	—
Foreign currency, at value	—	4,849	—
Receivable for investments sold	—	758,627	1,030,386
Receivable for forward foreign currency exchange contracts	—	67,286	—
Receivable for fund shares sold	504	9,313	—
Dividends and interest receivable	1,446,775	736,819	368,310
Receivable for securities lending income	10,784	10,921	—
Other assets	57	—	—
Total assets	949,939,515	215,341,697	466,521,185

Liabilities
Payable for investments purchased	—	1,179,954	1,920,510
Payable for forward foreign currency exchange contracts	—	461,368	—
Payable for fund shares repurchased	39,996	1,025,491	1,749,772
Payable upon return of securities loaned	21,536,188	18,834,252	—
Payable to affiliates
Accounting and legal services fees	9,176	1,910	4,455
Trustees’ fees	81	5	12
Other liabilities and accrued expenses	119,908	37,635	30,001
Total liabilities	21,705,349	21,540,615	3,704,750
Net assets	928,234,166	193,801,082	462,816,435

Net assets consist of
Paid-in capital	$1,131,523,722	$185,738,617	$414,876,266
Undistributed net investment income (loss)	3,958,942	1,767,180	1,566,787
Accumulated undistributed net realized gain (loss) on investments	(320,557,481)	(13,507,038)	(3,325,444)
Net unrealized appreciation (depreciation) on investments	113,308,983	19,802,323	49,698,826
Net assets	$928,234,166	$193,801,082	$462,816,435
Investments in unaffiliated issuers, including repurchase agreements, at cost	$813,656,435	$171,406,251	$415,423,663
Investments in affiliated issuers, at cost	$21,515,977	$18,824,779	—
Foreign currency, at cost	—	$4,857	—
Securities loaned, unaffiliated issuers, at value	$21,368,970	$18,482,548	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$129,323,394	$141,375,843	$408,706,342
Shares outstanding	9,217,883	10,828,969	21,162,264
Net asset value, offering price and redemption price per share	$14.03	$13.06	$19.31

Series II
Net assets	$8,334,454	$25,353,806	$30,059,804
Shares outstanding	593,892	1,957,018	1,560,999
Net asset value, offering price and redemption price per share	$14.03	$12.96	$19.26

Series NAV
Net assets	$790,576,318	$27,071,433	$24,050,289
Shares outstanding	56,342,857	2,075,939	1,246,882
Net asset value, offering price and redemption price per share	$14.03	$13.04	$19.29

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	All Cap Core Trust	All Cap Value Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$8,126,948	$8,795,005	$14,263,906	$35,133,480
Securities lending	252,188	146,597	1,776,095	—
Interest	6,987	796	61,088	—
Less foreign taxes withheld	(12,449)	(52,201)	(166,382)	—
Total investment income	8,373,674	8,890,197	15,934,707	35,133,480

Expenses
Investment management fees	2,798,403	3,835,305	8,875,159	—
Series I distribution and service fees	36,511	14,585	269	1,154,950
Series II distribution and service fees	19,520	68,392	—	9,815,042
Series III distribution and service fees	—	—	—	383,762
Accounting and legal services fees	47,204	65,101	119,846	216,655
Professional fees	36,915	37,686	47,783	43,594
Printing and postage	8,191	11,716	17,287	46,319
Custodian fees	34,420	63,773	202,470	11,977
Trustees’ fees	6,361	8,940	16,211	29,213
Registration and filing fees	4,547	4,587	4,400	5,558
Other	10,793	12,860	19,211	15,267
Total expenses before reductions and amounts recaptured	3,002,865	4,122,945	9,302,636	11,722,337
Net expense reductions and amounts recaptured	(12,102)	(16,662)	(30,773)	(55,611)
Total expenses	2,990,763	4,106,283	9,271,863	11,666,726
Net investment income (loss)	5,382,911	4,783,914	6,662,844	23,466,754

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	38,819,612	14,317,592	95,995,219	2,277,350
Investments in affiliated issuers	3,749	11,133	13,479	—
Futures contracts	824,504	—	—	—
Foreign currency transactions	—	(117)	(38,546)	—
	39,647,865	14,328,608	95,970,152	2,277,350

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	11,306,055	29,493,313	75,027,234	214,450,181
Investments in affiliated issuers	(3,345)	(5,688)	(13,512)	—
Futures contracts	(89,903)	—	—	—
Translation of assets and liabilities in foreign currencies	—	16	1,799	—
	11,212,807	29,487,641	75,015,521	214,450,181
Net realized and unrealized gain (loss)	50,860,672	43,816,249	170,985,673	216,727,531

Increase (decrease) in net assets from operations	$56,243,583	$48,600,163	$177,648,517	$240,194,285

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth-Income Trust
Dividends	$1,895,566	$1,383,224	$11,568,989	$23,012,848
Total investment income	1,895,566	1,383,224	11,568,989	23,012,848

Expenses
Series I distribution and service fees	12,320	3,525	561,174	1,234,627
Series II distribution and service fees	1,225,342	413,963	7,034,064	5,959,213
Series III distribution and service fees	9,635	84,580	262,507	269,520
Accounting and legal services fees	22,161	11,734	149,037	144,628
Professional fees	26,012	83,963	35,511	35,666
Printing and postage	4,616	39,010	30,504	31,250
Custodian fees	11,977	11,977	11,977	11,977
Trustees’ fees	2,959	1,569	20,026	18,976
Registration and filing fees	5,061	16,701	5,039	6,385
Other	3,717	3,212	10,959	10,679
Total expenses before reductions and amounts recaptured	1,323,800	670,234	8,120,798	7,722,921
Net expense reductions and amounts recaptured	(5,698)	(81,571)	(38,318)	(37,230)
Total expenses	1,318,102	588,663	8,082,480	7,685,691
Net investment income (loss)	577,464	794,561	3,486,509	15,327,157

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(5,421,728)	7,288,089	(26,504,458)	(29,601,474)
	(5,421,728)	7,288,089	(26,504,458)	(29,601,474)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	38,512,536	6,754,891	208,518,150	189,382,226
	38,512,536	6,754,891	208,518,150	189,382,226
Net realized and unrealized gain (loss)	33,090,808	14,042,980	182,013,692	159,780,752

Increase (decrease) in net assets from operations	$33,668,272	$14,837,541	$185,500,201	$175,107,909

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	American High-Income Bond Trust	American International Trust	American New World Trust	Blue Chip Growth Trust
Dividends	$7,379,141	$11,836,767	$970,208	$18,491,828
Securities lending	—	—	—	424,235
Interest	—	—	—	8,945
Less foreign taxes withheld	—	—	—	(614)
Total investment income	7,379,141	11,836,767	970,208	18,924,394

Expenses
Investment management fees	—	—	—	13,983,657
Series I distribution and service fees	15,684	485,795	53,835	144,610
Series II distribution and service fees	419,872	4,322,777	492,918	323,193
Series III distribution and service fees	108,114	122,959	6,669	—
Accounting and legal services fees	13,307	92,556	10,130	234,353
Professional fees	88,537	30,510	23,140	50,071
Printing and postage	29,223	18,673	6,371	58,380
Custodian fees	11,977	11,977	11,977	144,017
Trustees’ fees	1,803	12,355	1,344	31,726
Registration and filing fees	13,267	5,008	5,095	5,678
Other	3,283	7,571	3,175	29,844
Total expenses before reductions and amounts recaptured	705,067	5,110,181	614,654	15,005,529
Net expense reductions and amounts recaptured	(62,971)	(23,834)	(2,610)	(598,967)
Total expenses	642,096	5,086,347	612,044	14,406,562
Net investment income (loss)	6,737,045	6,750,420	358,164	4,517,832

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,587,526	(53,311,363)	4,188,512	132,715,465
Investments in affiliated issuers	—	—	—	8,174
Foreign currency transactions	—	—	—	(48)
	3,587,526	(53,311,363)	4,188,512	132,723,591

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	2,142,749	161,816,649	7,792,357	165,227,552
Investments in affiliated issuers	—	—	—	(3,548)
	2,142,749	161,816,649	7,792,357	165,224,004
Net realized and unrealized gain (loss)	5,730,275	108,505,286	11,980,869	297,947,595

Increase (decrease) in net assets from operations	$12,467,320	$115,255,706	$12,339,033	$302,465,427

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Allocation Plus Trust	Core Fundamental Holdings Trust
Dividends	$11,310,388	$4,483,635	$2,737,628	$2,988,691
Income distributions received from affiliated underlying funds	—	—	—	3,628,632
Securities lending	224,543	26,786	91,571	—
Interest	616	3,280,068	1,900,077	—
Less foreign taxes withheld	(163,877)	(5,814)	(35,565)	—
Total investment income	11,371,670	7,784,675	4,693,711	6,617,323

Expenses
Investment management fees	7,563,940	2,692,238	1,835,052	157,635
Series I distribution and service fees	93,689	398	11,254	99
Series II distribution and service fees	189,030	768,769	362,085	1,601,161
Series III distribution and service fees	—	—	—	36,182
Accounting and legal services fees	141,014	42,981	26,418	41,135
Professional fees	46,975	46,083	48,534	53,847
Printing and postage	27,490	9,061	4,973	10,394
Custodian fees	107,976	43,098	67,294	11,977
Trustees’ fees	18,715	5,796	3,539	5,580
Registration and filing fees	5,089	4,684	4,936	6,434
Other	24,642	10,915	9,619	6,532
Total expenses before reductions and amounts recaptured	8,218,560	3,624,023	2,373,704	1,930,976
Net expense reductions and amounts recaptured	(36,196)	(121,347)	(6,869)	21,736
Total expenses	8,182,364	3,502,676	2,366,835	1,952,712
Net investment income (loss)	3,189,306	4,281,999	2,326,876	4,664,611

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	94,900,913	29,775,048	15,820,060	6,481,613
Investments in affiliated issuers	11,614	6,653	2,791	13,130,875
Capital gain distributions received from unaffiliated underlying funds	—	—	—	2,209,541
Capital gain distributions received from affiliated underlying funds	—	—	—	2,564,371
Futures contracts	—	—	3,397,056	—
Written options	—	469,877	—	—
Swap contracts	—	—	(82,785)	—
Foreign currency transactions	(37,298)	32,967	(59,282)	—
	94,875,229	30,284,545	19,077,840	24,386,400

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	64,289,218	10,137,314	6,507,628	8,832,840
Investments in affiliated issuers	(7,392)	(1,398)	(1,564)	(5,870,507)
Futures contracts	—	—	271,416	—
Written options	—	(362,687)	—	—
Swap contracts	—	—	27,808	—
Translation of assets and liabilities in foreign currencies	—	2,858	54,688	—
	64,281,826	9,776,087	6,859,976	2,962,333
Net realized and unrealized gain (loss)	159,157,055	40,060,632	25,937,816	27,348,733

Increase (decrease) in net assets from operations	$162,346,361	$44,342,631	$28,264,692	$32,013,344

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Core Global Diversification Trust	Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust
Dividends	$3,068,675	$4,615,412	$27,593,984	$59,349,264
Income distributions received from affiliated underlying funds	22,797,148	—	—	—
Securities lending	—	117,489	609,910	855,734
Interest	—	2,067,520	7,334	79,058
Less foreign taxes withheld	—	(204,899)	(3,200,410)	(431,128)
Total investment income	25,865,823	6,595,522	25,010,818	59,852,928

Expenses
Investment management fees	163,887	1,846,224	9,829,071	15,893,606
Series I distribution and service fees	520	136	4,317	157,944
Series II distribution and service fees	1,644,697	525,565	—	445,006
Series III distribution and service fees	26,973	—	—	—
Accounting and legal services fees	41,455	32,968	134,968	266,145
Professional fees	45,975	47,806	53,489	23,621
Printing and postage	10,047	6,239	20,607	41,573
Custodian fees	11,977	270,505	1,054,934	173,681
Trustees’ fees	5,647	4,412	18,114	35,611
Registration and filing fees	6,435	4,813	4,634	5,088
Other	6,641	10,600	37,791	110,528
Total expenses before reductions and amounts recaptured	1,964,254	2,749,268	11,157,925	17,152,803
Net expense reductions and amounts recaptured	10,683	(8,471)	(34,671)	(681,498)
Total expenses	1,974,937	2,740,797	11,123,254	16,471,305
Net investment income (loss)	23,890,886	3,854,725	13,887,564	43,381,623

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,921,181	33,085,107 [1]	37,290,381 [3]	124,332,211
Investments in affiliated issuers	(13,274,504)	4,771	16,525	18,275
Capital gain distributions received from unaffiliated underlying funds	1,830,800	—	—	—
Capital gain distributions received from affiliated underlying funds	3,327,262	—	—	—
Futures contracts	—	718,736	—	—
Foreign currency transactions	—	(5,298)	(128,103)	89
	(6,195,261)	33,803,316	37,178,803	124,350,575

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	18,052,399	(3,101,813)[2]	130,573,940 [4]	158,015,679
Investments in affiliated issuers	2,522,966	(2,379)	(6,616)	(19,173)
Translation of assets and liabilities in foreign currencies	—	10,919	42,768	6,042
	20,575,365	(3,093,273)	130,610,092	158,002,548
Net realized and unrealized gain (loss)	14,380,104	30,710,043	167,788,895	282,353,123

Increase (decrease) in net assets from operations	$38,270,990	$34,564,768	$181,676,459	$325,734,746

1	Net of India foreign taxes of $2,215.
2	Net of $752 decrease in deferred India foreign withholding taxes.
3	Net of India foreign taxes of $3,054.
4	Net of $283,154 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Holdings Trust
Dividends	$2,616,583	—	$24,766,314	$9,843,057
Income distributions received from affiliated underlying funds	—	$38,360,833	—	11,780,500
Securities lending	70,831	—	—	—
Interest	9,481	—	1,876	—
Less foreign taxes withheld	(23,109)	—	(21,001)	—
Total investment income	2,673,786	38,360,833	24,747,189	21,623,557

Expenses
Investment management fees	1,105,331	542,217	8,660,997	456,545
Series I distribution and service fees	49,292	22,646	61,606	22,561
Series II distribution and service fees	59,143	2,933,541	157,921	7,544,276
Series III distribution and service fees	—	—	—	154,613
Accounting and legal services fees	18,475	161,195	167,748	140,322
Professional fees	40,565	48,120	45,267	34,942
Printing and postage	3,570	33,847	40,097	33,161
Custodian fees	33,382	11,977	166,572	11,977
Trustees’ fees	2,463	21,578	22,447	18,922
Registration and filing fees	4,922	5,420	5,671	5,013
Other	7,805	13,629	23,092	12,599
Total expenses before reductions and amounts recaptured	1,324,948	3,794,170	9,351,418	8,434,931
Net expense reductions and amounts recaptured	(4,743)	—	(43,151)	(1,403,336)
Total expenses	1,320,205	3,794,170	9,308,267	7,031,595
Net investment income (loss)	1,353,581	34,566,663	15,438,922	14,591,962

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	4,109,634	—	89,510,788	38,400,180
Investments in affiliated issuers	1,844	(33,000,350)	—	572,074
Capital gain distributions received from affiliated underlying funds	—	—	—	2,906,958
Foreign currency transactions	(706)	—	5,059	—
	4,110,772	(33,000,350)	89,515,847	41,879,212

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	17,286,194	—	166,282,134	67,357,002
Investments in affiliated issuers	(87)	181,969,098	—	2,622,798
Translation of assets and liabilities in foreign currencies	(305)	—	92	—
	17,285,802	181,969,098	166,282,226	69,979,800
Net realized and unrealized gain (loss)	21,396,574	148,968,748	255,798,073	111,859,012

Increase (decrease) in net assets from operations	$22,750,155	$183,535,411	$271,236,995	$126,450,974

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Fundamental Large Cap Value Trust	Fundamental Value Trust	Global Trust	Global Diversification Trust
Dividends	$11,376,246	$36,373,449	$18,416,213	$10,470,164
Income distributions received from affiliated underlying funds	—	—	—	5,708,146
Securities lending	—	505,738	604,754	—
Interest	892	132,113	8,212	—
Less foreign taxes withheld	(51,969)	(472,858)	(1,178,254)	—
Total investment income	11,325,169	36,538,442	17,850,925	16,178,310

Expenses
Investment management fees	3,139,896	11,898,223	4,860,636	325,971
Series I distribution and service fees	27,962	167,212	77,403	63,254
Series II distribution and service fees	35,297	678,330	73,917	5,658,501
Series III distribution and service fees	—	—	—	120
Accounting and legal services fees	61,500	206,632	78,498	100,131
Professional fees	39,024	48,355	45,970	30,353
Printing and postage	12,931	42,937	13,890	23,495
Custodian fees	69,423	316,098	435,632	11,977
Trustees’ fees	8,396	27,847	10,481	13,452
Registration and filing fees	4,676	4,925	4,789	4,820
Other	11,299	26,618	14,080	10,129
Total expenses before reductions and amounts recaptured	3,410,404	13,417,177	5,615,296	6,242,203
Net expense reductions and amounts recaptured	(15,698)	(53,028)	(142,288)	(692,577)
Total expenses	3,394,706	13,364,149	5,473,008	5,549,626
Net investment income (loss)	7,930,463	23,174,293	12,377,917	10,628,684

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	36,187,240	41,127,089	8,080,880	10,256,479
Investments in affiliated issuers	—	12,981	3,154	119,555
Capital gain distributions received from affiliated underlying funds	—	—	—	1,389,840
Foreign currency transactions	(23,399)	(42,611)	(144,624)	—
	36,163,841	41,097,459	7,939,410	11,765,874

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	47,697,062	134,718,972	99,697,926	87,420,222
Investments in affiliated issuers	—	(5,901)	(1,320)	1,359,751
Translation of assets and liabilities in foreign currencies	56	(585)	31,144	—
	47,697,118	134,712,486	99,727,750	88,779,973
Net realized and unrealized gain (loss)	83,860,959	175,809,945	107,667,160	100,545,847

Increase (decrease) in net assets from operations	$91,791,422	$198,984,238	$120,045,077	$111,174,531

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Growth Equity Trust	Health Sciences Trust	Heritage Trust	International Core Trust
Dividends	$5,406,518	$1,295,190	$1,300,778	$28,007,021
Securities lending	49,174	—	77,830	1,121,664
Interest	716	8,978	756	375
Less foreign taxes withheld	(11,972)	(34,892)	(1,333)	(2,079,875)
Total investment income	5,444,436	1,269,276	1,378,031	27,049,185

Expenses
Investment management fees	3,337,968	1,864,646	1,151,761	6,005,827
Series I distribution and service fees	—	33,519	—	22,603
Series II distribution and service fees	—	169,017	—	52,187
Accounting and legal services fees	59,189	23,398	17,741	88,693
Professional fees	40,297	43,407	37,213	48,483
Printing and postage	7,902	4,730	2,456	15,975
Custodian fees	56,174	52,809	23,291	747,542
Trustees’ fees	8,008	3,157	2,390	11,681
Registration and filing fees	5,411	4,730	4,275	5,133
Other	11,290	20,547	7,289	15,221
Total expenses before reductions and amounts recaptured	3,526,239	2,219,960	1,246,416	7,013,345
Net expense reductions and amounts recaptured	(15,186)	(102,246)	(4,553)	(22,780)
Total expenses	3,511,053	2,117,714	1,241,863	6,990,565
Net investment income (loss)	1,933,383	(848,438)	136,168	20,058,620

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	43,388,680	20,555,498	9,171,059	(10,208,236)
Investments in affiliated issuers	(594)	—	772	1,710
Futures contracts	—	—	—	2,351,566
Written options	—	1,483,253	—	—
Foreign currency transactions	—	(7,564)	(13,978)	2,472,077
	43,388,086	22,031,187	9,157,853	(5,382,883)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	23,045,857	25,034,479 [1]	11,594,537	81,209,852
Investments in affiliated issuers	(611)	—	(1,043)	(1,524)
Futures contracts	—	—	—	(46,250)
Written options	—	485,174	—	—
Translation of assets and liabilities in foreign currencies	—	314	(12,917)	1,361,787
	23,045,246	25,519,967	11,580,577	82,523,865
Net realized and unrealized gain (loss)	66,433,332	47,551,154	20,738,430	77,140,982

Increase (decrease) in net assets from operations	$68,366,715	$46,702,716	$20,874,598	$97,199,602

1	Net of India foreign taxes of $6,094.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	International Growth Stock Trust	International Small Company Trust	International Value Trust	Lifestyle Balanced PS Series
Dividends	$6,652,751	$3,036,248	$36,940,569	—
Income distributions received from affiliated underlying funds	—	—	—	$1,825,889
Securities lending	—	132,874	1,848,591	—
Interest	55,573	2,101	27,993	—
Less foreign taxes withheld	(514,581)	(215,705)	(3,558,616)	—
Total investment income	6,193,743	2,955,518	35,258,537	1,825,889

Expenses
Investment management fees	2,453,099	937,773	8,057,177	62,547
Series I distribution and service fees	235	20,684	56,415	—
Series II distribution and service fees	9,114	64,905	249,065	312,715
Accounting and legal services fees	38,662	12,948	131,748	16,053
Professional fees	58,965	40,030	49,219	38,387
Printing and postage	17,475	2,207	30,791	2,605
Custodian fees	300,436	111,524	991,903	11,980
Trustees’ fees	4,032	1,747	17,168	2,120
Registration and filing fees	11,208	4,661	5,340	5,807
Other	9,945	9,381	20,562	4,320
Total expenses before reductions and amounts recaptured	2,903,171	1,205,860	9,609,388	456,534
Net expense reductions and amounts recaptured	(10,000)	(141,763)	(432,171)	43,674
Total expenses	2,893,171	1,064,097	9,177,217	500,208
Net investment income (loss)	3,300,572	1,891,421	26,081,320	1,325,681

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(6,379,956)	2,165,479	(31,161,467)	—
Investments in affiliated issuers	—	710	5,539	3,182,544
Capital gain distributions received from affiliated underlying funds	—	—	—	1,138,192
Foreign currency transactions	(89,348)	8,866	(364,613)	—
	(6,469,304)	2,175,055	(31,520,541)	4,320,736

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	50,710,025	13,797,043	187,897,894 [1]	—
Investments in affiliated issuers	—	(526)	(2,025)	5,611,111
Translation of assets and liabilities in foreign currencies	10,091	1,256	64,435	—
	50,720,116	13,797,773	187,960,304	5,611,111
Net realized and unrealized gain (loss)	44,250,812	15,972,828	156,439,763	9,931,847

Increase (decrease) in net assets from operations	$47,551,384	$17,864,249	$182,521,083	$11,257,528

1	Net of India foreign taxes of $67,812.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series	Mid Cap Stock Trust
Dividends	—	—	—	$5,175,127
Income distributions received from affiliated underlying funds	$779,786	$1,576,856	$991,107	—
Securities lending	—	—	—	1,869,513
Interest	—	—	—	37,779
Less foreign taxes withheld	—	—	—	(47,627)
Total investment income	779,786	1,576,856	991,107	7,034,792

Expenses
Investment management fees	22,359	69,423	30,803	6,250,077
Series I distribution and service fees	—	—	—	92,469
Series II distribution and service fees	111,795	347,095	154,011	278,016
Accounting and legal services fees	5,763	17,911	7,904	97,983
Professional fees	36,691	37,981	37,332	41,621
Printing and postage	924	2,748	1,266	18,954
Custodian fees	11,980	11,980	11,980	114,228
Trustees’ fees	753	2,412	1,037	13,232
Registration and filing fees	5,709	5,805	5,842	5,132
Other	3,930	4,394	4,012	17,042
Total expenses before reductions and amounts recaptured	199,904	499,749	254,187	6,928,754
Net expense reductions and amounts recaptured	(21,032)	38,658	(7,768)	(25,197)
Total expenses	178,872	538,407	246,419	6,903,557
Net investment income (loss)	600,914	1,038,449	744,688	131,235

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	—	55,313,861
Investments in affiliated issuers	539,954	5,014,978	1,347,639	39,191
Capital gain distributions received from affiliated underlying funds	74,644	1,554,111	296,686	—
Foreign currency transactions	—	—	—	(100,013)
	614,598	6,569,089	1,644,325	55,253,039

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	—	93,583,123
Investments in affiliated issuers	1,817,162	6,965,543	2,736,857	(31,462)
Translation of assets and liabilities in foreign currencies	—	—	—	(272)
	1,817,162	6,965,543	2,736,857	93,551,389
Net realized and unrealized gain (loss)	2,431,760	13,534,632	4,381,182	148,804,428

Increase (decrease) in net assets from operations	$3,032,674	$14,573,081	$5,125,870	$148,935,663

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Mid Cap Value Equity Trust	Mid Value Trust	Mutual Shares Trust	Natural Resources Trust
Dividends	$2,633,044	$15,872,783	$14,410,531	$3,343,072
Securities lending	84,910	735,409	176,238	201,708
Interest	15,448	150,875	2,870,712	6,709
Less foreign taxes withheld	(14,125)	(85,538)	(215,893)	(221,595)
Total investment income	2,719,277	16,673,529	17,241,588	3,329,894

Expenses
Investment management fees	1,174,413	7,222,512	5,904,880	1,952,818
Series I distribution and service fees	—	143,368	100,129	6,372
Series II distribution and service fees	—	211,070	—	286,287
Accounting and legal services fees	17,602	99,172	81,455	27,053
Professional fees	34,303	35,153	59,612	49,093
Printing and postage	2,348	18,884	11,055	10,031
Custodian fees	21,068	94,711	191,758	55,856
Trustees’ fees	2,366	13,367	10,962	3,652
Registration and filing fees	4,276	5,059	4,434	5,121
Other	8,798	16,161	14,936	8,172
Total expenses before reductions and amounts recaptured	1,265,174	7,859,457	6,379,221	2,404,455
Net expense reductions and amounts recaptured	(4,515)	(372,111)	(83,310)	(15,676)
Total expenses	1,260,659	7,487,346	6,295,911	2,388,779
Net investment income (loss)	1,458,618	9,186,183	10,945,677	941,115

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	12,684,175	61,881,049	35,538,227	(26,398,076)
Investments in affiliated issuers	2,663	36,008	—	2,862
Written options	—	—	141,305	—
Foreign currency transactions	(837)	493	5,894,826	(31,034)
	12,686,001	61,917,550	41,574,358	(26,426,248)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	9,028,052	62,858,934	37,931,790	26,108,863
Investments in affiliated issuers	(1,187)	(23,047)	(2,371)	(3,498)
Written options	—	—	11,130	—
Translation of assets and liabilities in foreign currencies	—	216	(8,342,113)	(1,938)
	9,026,865	62,836,103	29,598,436	26,103,427
Net realized and unrealized gain (loss)	21,712,866	124,753,653	71,172,794	(322,821)

Increase (decrease) in net assets from operations	$23,171,484	$133,939,836	$82,118,471	$618,294

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust	Small Cap Opportunities Trust
Dividends	$9,657,589	$2,841,334	$2,340,144	$2,374,543
Securities lending	70,408	755,267	1,147,026	150,894
Interest	392	7,017	13,894	3,047
Less foreign taxes withheld	—	(26,463)	(28,063)	—
Total investment income	9,728,389	3,577,155	3,473,001	2,528,484

Expenses
Investment management fees	2,842,722	3,892,798	4,304,951	1,575,111
Series I distribution and service fees	49,182	156,218	45,055	15,948
Series II distribution and service fees	192,653	114,942	86,036	81,976
Accounting and legal services fees	53,159	48,697	53,315	20,641
Professional fees	39,685	44,727	37,696	35,161
Printing and postage	12,017	8,450	10,902	3,846
Custodian fees	41,654	88,897	62,928	20,278
Trustees’ fees	7,220	6,573	7,232	2,787
Registration and filing fees	6,133	4,646	5,078	4,647
Other	10,639	10,688	11,142	8,308
Total expenses before reductions and amounts recaptured	3,255,064	4,376,636	4,624,335	1,768,703
Net expense reductions and amounts recaptured	(13,607)	(112,977)	(13,698)	(139,219)
Total expenses	3,241,457	4,263,659	4,610,637	1,629,484
Net investment income (loss)	6,486,932	(686,504)	(1,137,636)	899,000

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	61,420,209	15,855,257	23,156,542	15,163,520
Investments in affiliated issuers	12,112	339	15,804	6,977
Foreign currency transactions	4,230	4,500	(17,331)	(10)
	61,436,551	15,860,096	23,155,015	15,170,487

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(4,146,207)	20,617,065	39,150,178	8,423,668
Investments in affiliated issuers	(4,843)	(2,972)	(15,954)	(5,039)
Translation of assets and liabilities in foreign currencies	(397)	5,001	223	(2)
	(4,151,447)	20,619,094	39,134,447	8,418,627
Net realized and unrealized gain (loss)	57,285,104	36,479,190	62,289,462	23,589,114

Increase (decrease) in net assets from operations	$63,772,036	$35,792,686	$61,151,826	$24,488,114

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Smaller Company Growth Trust
Dividends	$13,824,316	$1,278,604	$8,665,789	$1,542,678
Securities lending	241,290	87,113	584,542	473,074
Interest	38,924	4,004	5,619	4,806
Less foreign taxes withheld	—	—	(5,625)	(4,434)
Total investment income	14,104,530	1,369,721	9,250,325	2,016,124

Expenses
Investment management fees	6,461,566	1,045,774	3,833,367	2,310,105
Series I distribution and service fees	129,158	—	40,965	39,739
Series II distribution and service fees	111,321	—	191,078	49,005
Accounting and legal services fees	80,837	13,682	48,535	28,321
Professional fees	37,635	34,169	36,300	39,155
Printing and postage	14,008	1,889	9,039	5,294
Custodian fees	72,794	17,537	51,420	38,497
Trustees’ fees	10,950	1,844	6,523	3,802
Registration and filing fees	4,842	4,276	4,547	5,144
Other	14,311	7,418	10,054	9,116
Total expenses before reductions and amounts recaptured	6,937,422	1,126,589	4,231,828	2,528,178
Net expense reductions and amounts recaptured	(20,759)	(3,514)	(209,374)	(321,627)
Total expenses	6,916,663	1,123,075	4,022,454	2,206,551
Net investment income (loss)	7,187,867	246,646	5,227,871	(190,427)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	39,676,724	9,339,832	9,431,682	16,435,116
Investments in affiliated issuers	27,983	5,969	24,972	—
Futures contracts	—	—	—	137,384
Foreign currency transactions	—	(13)	(1,415)	15
	39,704,707	9,345,788	9,455,239	16,572,515

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	42,342,668	8,487,477	41,785,918	16,845,009
Investments in affiliated issuers	(18,937)	(4,772)	(17,601)	(9,221)
Futures contracts	—	—	—	34,808
Translation of assets and liabilities in foreign currencies	—	—	22	(6)
	42,323,731	8,482,705	41,768,339	16,870,590
Net realized and unrealized gain (loss)	82,028,438	17,828,493	51,223,578	33,443,105

Increase (decrease) in net assets from operations	$89,216,305	$18,075,139	$56,451,449	$33,252,678

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	U.S. Equity Trust	Utilities Trust	Value Trust
Dividends	$21,661,040	$7,940,175	$7,536,159
Securities lending	218,888	216,173	—
Interest	—	329,780	201,363
Less foreign taxes withheld	(111)	(471,858)	—
Total investment income	21,879,817	8,014,270	7,737,522

Expenses
Investment management fees	6,773,997	1,604,310	2,910,596
Series I distribution and service fees	45,389	69,171	173,277
Series II distribution and service fees	15,537	69,653	77,486
Accounting and legal services fees	117,301	25,497	52,174
Professional fees	45,013	40,320	42,532
Printing and postage	27,722	4,454	10,995
Custodian fees	100,567	98,435	44,238
Trustees’ fees	15,830	3,467	7,143
Registration and filing fees	5,321	4,474	4,695
Other	21,376	8,400	10,411
Total expenses before reductions and amounts recaptured	7,168,053	1,928,181	3,333,547
Net expense reductions and amounts recaptured	(29,970)	(6,528)	(13,200)
Total expenses	7,138,083	1,921,653	3,320,347
Net investment income (loss)	14,741,734	6,092,617	4,417,175

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	92,218,813	18,958,382	29,879,578
Investments in affiliated issuers	5,726	5,012	—
Futures contracts	—	—	(411,999)
Foreign currency transactions	41	386,536	—
	92,224,580	19,349,930	29,467,579

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(7,396,817)	443,383	18,302,260
Investments in affiliated issuers	(3,694)	(3,280)	—
Translation of assets and liabilities in foreign currencies	—	(1,088,247)	—
	(7,400,511)	(648,144)	18,302,260
Net realized and unrealized gain (loss)	84,824,069	18,701,786	47,769,839

Increase (decrease) in net assets from operations	$99,565,803	$24,794,403	$52,187,014

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	All Cap Core Trust		All Cap Value Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$5,382,911	$3,803,729	$4,783,914	$2,470,292	$6,662,844	$3,140,649
Net realized gain (loss)	39,647,865	15,735,422	14,328,608	22,210,359	95,970,152	54,965,633
Change in net unrealized appreciation (depreciation)	11,212,807	(15,839,132)	29,487,641	(44,532,562)	75,015,521	(126,283,440)
Increase (decrease) in net assets resulting from operations	56,243,583	3,700,019	48,600,163	(19,851,911)	177,648,517	(68,177,158)
Distributions to shareholders
From net investment income
Series I	(803,310)	(765,940)	(228,133)	(112,907)	(3,358)	(636)
Series II	(71,022)	(67,042)	(160,138)	(43,946)	—	—
Series NAV	(3,206,321)	(3,041,043)	(4,005,296)	(1,589,461)	(5,379,172)	(2,132,459)
From net realized gain
Series I	—	—	(1,126,956)	—	(43,055)	(37,082)
Series II	—	—	(1,064,587)	—	—	—
Series NAV	—	—	(18,595,912)	—	(65,375,658)	(130,523,708)
Total distributions	(4,080,653)	(3,874,025)	(25,181,022)	(1,746,314)	(70,801,243)	(132,693,885)
From Portfolio share transactions	(47,743,474)	(27,691,747)	31,626,272	102,155,949	(93,951,466)	151,653,498
Total increase (decrease)	4,419,456	(27,865,753)	55,045,413	80,557,724	12,895,808	(49,217,545)

Net assets
Beginning of year	350,008,129	377,873,882	442,255,466	361,697,742	875,462,732	924,680,277
End of year	$354,427,585	$350,008,129	$497,300,879	$442,255,466	$888,358,540	$875,462,732

Undistributed net investment income (loss)	$2,002,271	$728,483	$1,286,445	$1,109,611	$3,008,615	$964,223

	American Asset Allocation Trust		American Global Growth Trust		American Global Small Capitalization Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$23,466,754	$23,369,358	$577,464	$1,382,637	$794,561	$895,939
Net realized gain (loss)	2,277,350	(31,746,157)	(5,421,728)	(7,741,271)	7,288,089	1,221,380
Change in net unrealized appreciation (depreciation)	214,450,181	25,054,870	38,512,536	(9,580,303)	6,754,891	(21,482,893)
Increase (decrease) in net assets resulting from operations	240,194,285	16,678,071	33,668,272	(15,938,937)	14,837,541	(19,365,574)
Distributions to shareholders
From net investment income
Series I	(2,932,470)	(2,883,770)	(10,946)	(16,541)	(7,163)	(3,540)
Series II	(18,133,226)	(17,733,694)	(537,704)	(1,320,640)	(384,885)	(448,173)
Series III	(2,895,137)	(2,753,547)	(31,022)	(46,800)	(402,449)	(444,668)
Total distributions	(23,960,833)	(23,371,011)	(579,672)	(1,383,981)	(794,497)	(896,381)
From Portfolio share transactions	(170,334,777)	(175,257,703)	(24,458,335)	(22,731,733)	(11,679,652)	(6,317,878)
Total increase (decrease)	45,898,675	(181,950,643)	8,630,265	(40,054,651)	2,363,392	(26,579,833)

Net assets
Beginning of year	1,606,745,646	1,788,696,289	162,673,245	202,727,896	86,745,680	113,325,513
End of year	$1,652,644,321	$1,606,745,646	$171,303,510	$162,673,245	$89,109,072	$86,745,680

Undistributed net investment income (loss)	—	—	—	—	$106,662	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	American Growth Trust		American Growth-Income Trust		American High-Income Bond Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$3,486,509	$1,673,066	$15,327,157	$12,227,805	$6,737,045	$7,191,783
Net realized gain (loss)	(26,504,458)	(20,827,452)	(29,601,474)	(26,934,174)	3,587,526	1,460,358
Change in net unrealized appreciation (depreciation)	208,518,150	(29,763,642)	189,382,226	(6,225,059)	2,142,749	(7,016,479)
Increase (decrease) in net assets resulting from operations	185,500,201	(48,918,028)	175,107,909	(20,931,428)	12,467,320	1,635,662
Distributions to shareholders
From net investment income
Series I	(365,644)	(231,543)	(2,874,366)	(2,419,390)	(272,535)	(119,518)
Series II	(2,350,588)	(833,531)	(8,982,170)	(8,627,280)	(3,556,887)	(3,895,090)
Series III	(776,883)	(609,163)	(4,036,705)	(1,227,239)	(2,907,521)	(3,177,372)
Total distributions	(3,493,115)	(1,674,237)	(15,893,241)	(12,273,909)	(6,736,943)	(7,191,980)
From Portfolio share transactions	(205,762,525)	(162,605,732)	91,717,617	(163,876,029)	1,930,211	(2,030,205)
Total increase (decrease)	(23,755,439)	(213,197,997)	250,932,285	(197,081,366)	7,660,588	(7,586,523)

Net assets
Beginning of year	1,122,657,472	1,335,855,469	1,050,806,352	1,247,887,718	96,876,502	104,463,025
End of year	$1,098,902,033	$1,122,657,472	$1,301,738,637	$1,050,806,352	$104,537,090	$96,876,502

Undistributed net investment income (loss)	—	—	—	$3,022	$99,996	—

	American International Trust		American New World Trust		Blue Chip Growth Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$6,750,420	$10,251,306	$358,164	$1,015,425	$4,517,832	$2,564,868
Net realized gain (loss)	(53,311,363)	(17,781,244)	4,188,512	1,968,702	132,723,591	119,822,574
Change in net unrealized appreciation (depreciation)	161,816,649	(101,592,474)	7,792,357	(16,429,643)	165,224,004	(86,983,807)
Increase (decrease) in net assets resulting from operations	115,255,706	(109,122,412)	12,339,033	(13,445,516)	302,465,427	35,403,635
Distributions to shareholders
From net investment income
Series I	(851,967)	(1,367,751)	(55,003)	(126,904)	(260,943)	(22,096)
Series II	(5,193,075)	(8,007,614)	(286,514)	(840,517)	—	—
Series III	(710,523)	(876,340)	(22,559)	(48,439)	—	—
Series NAV	—	—	—	—	(1,835,189)	(194,052)
Total distributions	(6,755,565)	(10,251,705)	(364,076)	(1,015,860)	(2,096,132)	(216,148)
From Portfolio share transactions	(121,269,092)	(49,188,052)	(8,654,474)	(14,304,453)	(243,427,859)	(175,401,270)
Total increase (decrease)	(12,768,951)	(168,562,169)	3,320,483	(28,765,829)	56,941,436	(140,213,783)

Net assets
Beginning of year	707,884,434	876,446,603	77,068,011	105,833,840	1,685,383,454	1,825,597,237
End of year	$695,115,483	$707,884,434	$80,388,494	$77,068,011	$1,742,324,890	$1,685,383,454

Undistributed net investment income (loss)	—	—	—	—	$5,028,165	$2,095,909

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Capital Appreciation Trust		Capital Appreciation Value Trust		Core Allocation Plus Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$3,189,306	$840,312	$4,281,999	$4,639,372	$2,326,876	$2,763,153
Net realized gain (loss)	94,875,229	90,633,086	30,284,545	32,193,898	19,077,840	10,688,530
Change in net unrealized appreciation (depreciation)	64,281,826	(82,464,449)	9,776,087	(27,439,401)	6,859,976	(20,040,166)
Increase (decrease) in net assets resulting from operations	162,346,361	9,008,949	44,342,631	9,393,869	28,264,692	(6,588,483)
Distributions to shareholders
From net investment income
Series I	(286,317)	(140,457)	(11,673)	(12,873)	(279,502)	(344,428)
Series II	(45,927)	(22,127)	(3,800,658)	(3,695,284)	(1,677,027)	(1,692,555)
Series NAV	(1,653,644)	(898,324)	(345,663)	(237,061)	(164,973)	(1,107,347)
From net realized gain
Series I	—	—	(67,044)	(13,294)	(1,307,903)	(1,376,733)
Series II	—	—	(29,570,953)	(4,740,850)	(8,766,035)	(7,921,144)
Series NAV	—	—	(2,023,624)	(186,299)	(607,920)	(4,045,098)
Total distributions	(1,985,888)	(1,060,908)	(35,819,615)	(8,885,661)	(12,803,360)	(16,487,305)
From Portfolio share transactions	(140,266,413)	(107,055,709)	4,828,404	(22,781,432)	(79,472,096)	21,008,103
Total increase (decrease)	20,094,060	(99,107,668)	13,351,420	(22,273,224)	(64,010,764)	(2,067,685)

Net assets
Beginning of year	1,022,653,109	1,121,760,777	318,547,403	340,820,627	242,491,882	244,559,567
End of year	$1,042,747,169	$1,022,653,109	$331,898,823	$318,547,403	$178,481,118	$242,491,882

Undistributed net investment income (loss)	$2,560,139	$1,015,012	$1,114,564	$818,185	$1,060,643	$503,941

	Core Fundamental Holdings Trust		Core Global Diversification Trust		Disciplined Diversification Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$4,664,611	$4,237,375	$23,890,886	$5,180,134	$3,854,725	$5,347,755
Net realized gain (loss)	24,386,400	4,139,862	(6,195,261)	4,980,766	33,803,316	4,536,050
Change in net unrealized appreciation (depreciation)	2,962,333	(7,537,397)	20,575,365	(23,929,535)	(3,093,273)	(17,927,335)
Increase (decrease) in net assets resulting from operations	32,013,344	839,840	38,270,990	(13,768,635)	34,564,768	(8,043,530)
Distributions to shareholders
From net investment income
Series I	(457)	(446)	(11,552)	(2,636)	(6,494)	(4,213)
Series II	(4,232,607)	(3,808,829)	(22,492,268)	(4,808,311)	(4,542,636)	(4,202,863)
Series III	(432,305)	(427,881)	(1,395,550)	(368,810)	—	—
Series NAV	—	—	—	—	(485,428)	(2,953,962)
From net realized gain
Series I	(376)	(128)	(2,296)	(1,648)	(3,637)	(845)
Series II	(3,992,058)	(1,248,459)	(4,566,959)	(3,047,078)	(2,784,251)	(951,079)
Series III	(314,185)	(109,401)	(274,848)	(183,060)	—	—
Series NAV	—	—	—	—	(257,482)	(569,652)
Total distributions	(8,971,988)	(5,595,144)	(28,743,473)	(8,411,543)	(8,079,928)	(8,682,614)
From Portfolio share transactions	32,276,157	37,023,047	16,733,074	31,680,148	(130,626,804)	10,036,824
Total increase (decrease)	55,317,513	32,267,743	26,260,591	9,499,970	(104,141,964)	(6,689,320)

Net assets
Beginning of year	279,871,203	247,603,460	304,582,459	295,082,489	337,420,771	344,110,091
End of year	$335,188,716	$279,871,203	$330,843,050	$304,582,459	$233,278,807	$337,420,771

Undistributed net investment income (loss)	—	$57	—	—	$951,761	$897,612

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Emerging Markets Value Trust		Equity-Income Trust		Financial Services Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$13,887,564	$13,540,812	$43,381,623	$39,301,018	$1,353,581	$1,398,661
Net realized gain (loss)	37,178,803	75,667,929	124,350,575	63,105,034	4,110,772	8,281,204
Change in net unrealized appreciation (depreciation)	130,610,092	(394,025,824)	158,002,548	(126,551,695)	17,285,802	(24,344,622)
Increase (decrease) in net assets resulting from operations	181,676,459	(304,817,083)	325,734,746	(24,145,643)	22,750,155	(14,664,757)
Distributions to shareholders
From net investment income
Series I	(92,827)	(133,221)	(6,362,799)	(5,850,481)	(753,977)	(1,714,392)
Series II	—	—	(3,239,108)	(2,943,614)	(139,184)	(375,047)
Series NAV	(11,492,803)	(17,432,920)	(31,970,280)	(28,478,397)	(151,023)	(338,284)
From net realized gain
Series I	(596,020)	(1,065,650)	—	—	—	—
Series NAV	(73,408,967)	(130,608,922)	—	—	—	—
Total distributions	(85,590,617)	(149,240,713)	(41,572,187)	(37,272,492)	(1,044,184)	(2,427,723)
From Portfolio share transactions	106,559,064	277,542,102	(243,826,319)	64,186,810	(16,718,508)	(29,232,048)
Total increase (decrease)	202,644,906	(176,515,694)	40,336,240	2,768,675	4,987,463	(46,324,528)

Net assets
Beginning of year	921,941,965	1,098,457,659	1,956,500,498	1,953,731,823	132,744,921	179,069,449
End of year	$1,124,586,871	$921,941,965	$1,996,836,738	$1,956,500,498	$137,732,384	$132,744,921

Undistributed net investment income (loss)	$78,606	($2,652,793)	$10,907,711	$9,010,628	$321,468	—

	Franklin Templeton Founding Allocation Trust		Fundamental All Cap Core Trust		Fundamental Holdings Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$34,566,663	$34,547,187	$15,438,922	$13,348,155	$14,591,962	$15,102,279
Net realized gain (loss)	(33,000,350)	(35,710,634)	89,515,847	259,184,022	41,879,212	(8,365,627)
Change in net unrealized appreciation (depreciation)	181,969,098	(16,104,542)	166,282,226	(297,841,858)	69,979,800	(19,383,915)
Increase (decrease) in net assets resulting from operations	183,535,411	(17,267,989)	271,236,995	(25,309,681)	126,450,974	(12,647,263)
Distributions to shareholders
From net investment income
Series I	(1,373,172)	(1,340,133)	(939,206)	(1,330,649)	(64,423)	(49,205)
Series II	(32,732,971)	(33,006,304)	(361,404)	(548,448)	(13,414,651)	(14,114,426)
Series III	—	—	—	—	(1,123,702)	(1,154,918)
Series NAV	(466,045)	(302,214)	(8,826,786)	(12,051,274)	—	—
From net realized gain
Series I	—	—	—	—	(9,387)	—
Series II	—	—	—	—	(2,163,682)	—
Series III	—	—	—	—	(133,620)	—
Total distributions	(34,572,188)	(34,648,651)	(10,127,396)	(13,930,371)	(16,909,465)	(15,318,549)
From Portfolio share transactions	(110,205,227)	(130,091,791)	(122,651,591)	(136,818,048)	(96,311,358)	(105,023,281)
Total increase (decrease)	38,757,996	(182,008,431)	138,458,008	(176,058,100)	13,230,151	(132,989,093)

Net assets
Beginning of year	1,207,732,431	1,389,740,862	1,208,863,268	1,384,921,368	1,055,010,814	1,187,999,907
End of year	$1,246,490,427	$1,207,732,431	$1,347,321,276	$1,208,863,268	$1,068,240,965	$1,055,010,814

Undistributed net investment income (loss)	—	—	$7,930,334	$3,015,403	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Fundamental Large Cap Value Trust		Fundamental Value Trust		Global Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$7,930,463	$4,182,640	$23,174,293	$15,540,352	$12,377,917	$13,976,136
Net realized gain (loss)	36,163,841	29,459,886	41,097,459	41,754,200	7,939,410	48,834,237
Change in net unrealized appreciation (depreciation)	47,697,118	(28,133,270)	134,712,486	(115,550,200)	99,727,750	(96,167,607)
Increase (decrease) in net assets resulting from operations	91,791,422	5,509,256	198,984,238	(58,255,648)	120,045,077	(33,357,234)
Distributions to shareholders
From net investment income
Series I	(770,550)	(372,972)	(2,964,316)	(2,950,617)	(3,274,609)	(3,341,741)
Series II	(151,636)	(102,427)	(1,919,663)	(1,831,164)	(564,914)	(571,988)
Series NAV	(5,566,825)	(2,882,272)	(9,373,206)	(8,563,397)	(8,983,571)	(9,179,617)
Total distributions	(6,489,011)	(3,357,671)	(14,257,185)	(13,345,178)	(12,823,094)	(13,093,346)
From Portfolio share transactions	112,628,653	122,340,567	(208,407,920)	(136,817,855)	(82,482,401)	(54,433,243)
Total increase (decrease)	197,931,064	124,492,152	(23,680,867)	(208,418,681)	24,739,582	(100,883,823)

Net assets
Beginning of year	327,544,583	203,052,431	1,545,495,838	1,753,914,519	582,853,038	683,736,861
End of year	$525,475,647	$327,544,583	$1,521,814,971	$1,545,495,838	$607,592,620	$582,853,038

Undistributed net investment income (loss)	$2,770,887	$1,347,413	$9,171,762	($53,639)	$979,296	$1,519,990

	Global Diversification Trust		Growth Equity Trust		Health Sciences Trust
Increase (decrease) in net assets	Year ended 12/31/12[1]	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$10,628,684	$13,508,579	$1,933,383	$191,119	($848,438)	($1,007,952)
Net realized gain (loss)	11,765,874	(2,476,361)	43,388,086	40,583,904	22,031,187	12,009,168
Change in net unrealized appreciation (depreciation)	88,779,973	(64,679,614)	23,045,246	(56,084,215)	25,519,967	2,528,206
Increase (decrease) in net assets resulting from operations	111,174,531	(53,647,396)	68,366,715	(15,309,192)	46,702,716	13,529,422
Distributions to shareholders
From net investment income
Series I	(193,288)	(166,571)	—	—	—	—
Series II	(10,442,267)	(13,499,319)	—	—	—	—
Series III	—	(2,156)	—	—	—	—
Series NAV	—	—	(92,028)	(641,066)	—	—
From net realized gain
Series I	(18,209)	—	—	—	(4,372,778)	(679,467)
Series II	(1,084,527)	—	—	—	(4,590,437)	(694,099)
Series NAV	—	—	—	—	(2,970,143)	(355,424)
Total distributions	(11,738,291)	(13,668,046)	(92,028)	(641,066)	(11,933,358)	(1,728,990)
From Portfolio share transactions	(75,609,538)	(80,431,973)	(52,895,964)	(15,624,598)	2,760,303	(3,054,956)
Total increase (decrease)	23,826,702	(147,747,415)	15,378,723	(31,574,856)	37,529,661	8,745,476

Net assets
Beginning of year	748,765,728	896,513,143	429,023,782	460,598,638	146,891,942	138,146,466
End of year	$772,592,430	$748,765,728	$444,402,505	$429,023,782	$184,421,603	$146,891,942

Undistributed net investment income (loss)	—	—	$1,933,333	$91,978	($30,606)	($1,527)

1	Series III shares were terminated on 6-26-12.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Heritage Trust		International Core Trust		International Growth Stock Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$136,168	($341,629)	$20,058,620	$20,926,349	$3,300,572	$3,014,316
Net realized gain (loss)	9,157,853	10,298,148	(5,382,883)	14,296,591	(6,469,304)	(69,996)
Change in net unrealized appreciation (depreciation)	11,580,577	(17,323,074)	82,523,865	(86,834,955)	50,720,116	(20,326,803)
Increase (decrease) in net assets resulting from operations	20,874,598	(7,366,555)	97,199,602	(51,612,015)	47,551,384	(17,382,483)
Distributions to shareholders
From net investment income
Series I	—	—	(1,268,371)	(1,237,519)	(19,123)	—
Series II	—	—	(520,322)	(533,927)	(109,306)	—
Series NAV	—	—	(18,181,106)	(15,395,969)	(3,328,453)	(2,819,432)
From net realized gain
Series NAV	(10,829,308)	(16,615,917)	—	—	(307,779)	(463,469)
Total distributions	(10,829,308)	(16,615,917)	(19,969,799)	(17,167,415)	(3,764,661)	(3,282,901)
From Portfolio share transactions	(1,553,475)	11,500,872	1,815,156	(150,082,500)	233,754,766	90,403,881
Total increase (decrease)	8,491,815	(12,481,600)	79,044,959	(218,861,930)	277,541,489	69,738,497

Net assets
Beginning of year	128,235,489	140,717,089	639,118,363	857,980,293	227,158,899	157,420,402
End of year	$136,727,304	$128,235,489	$718,163,322	$639,118,363	$504,700,388	$227,158,899

Undistributed net investment income (loss)	$109,031	($13,159)	$5,298,731	$964,714	($223,976)	$135,322

	International Small Company Trust		International Value Trust		Lifestyle Balanced PS Series
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Period ended 12/31/11[1]
From operations
Net investment income (loss)	$1,891,421	$2,046,831	$26,081,320	$27,889,874	$1,325,681	$476,043
Net realized gain (loss)	2,175,055	(4,946,580)	(31,520,541)	33,568,798	4,320,736	347,975
Change in net unrealized appreciation (depreciation)	13,797,773	(17,007,390)	187,960,304	(197,418,441)	5,611,111	(59,020)
Increase (decrease) in net assets resulting from operations	17,864,249	(19,907,139)	182,521,083	(135,959,769)	11,257,528	764,998
Distributions to shareholders
From net investment income
Series I	(527,582)	(802,484)	(2,918,761)	(3,264,441)	—	—
Series II	(283,916)	(429,398)	(2,366,640)	(2,581,736)	(1,328,461)	(482,753)
Series NAV	(389,762)	(672,456)	(21,751,886)	(21,383,622)	—	—
From net realized gain
Series II	—	—	—	—	(281,848)	(272,901)
Total distributions	(1,201,260)	(1,904,338)	(27,037,287)	(27,229,799)	(1,610,309)	(755,654)
From Portfolio share transactions	(22,129,182)	(6,328,735)	(49,927,802)	78,711,016	89,552,864	70,702,908
Total increase (decrease)	(5,466,193)	(28,140,212)	105,555,994	(84,478,552)	99,200,083	70,712,252

Net assets
Beginning of year	101,870,250	130,010,462	960,953,334	1,045,431,886	70,712,252	—
End of year	$96,404,057	$101,870,250	$1,066,509,328	$960,953,334	$169,912,335	$70,712,252

Undistributed net investment income (loss)	$362,489	($513,885)	$551,398	$1,865,549	—	—

1	Period 4-29-11 (inception date) to 12-31-11.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Lifestyle Conservative PS Series		Lifestyle Growth PS Series		Lifestyle Moderate PS Series
Increase (decrease) in net assets	Year ended 12/31/12	Period ended 12/31/11[1]	Year ended 12/31/12	Period ended 12/31/11[1]	Year ended 12/31/12	Period ended 12/31/11[1]
From operations
Net investment income (loss)	$600,914	$248,215	$1,038,449	$529,841	$744,688	$257,091
Net realized gain (loss)	614,598	145,175	6,569,089	364,089	1,644,325	161,662
Change in net unrealized appreciation (depreciation)	1,817,162	(112,978)	6,965,543	(88,000)	2,736,857	25,304
Increase (decrease) in net assets resulting from operations	3,032,674	280,412	14,573,081	805,930	5,125,870	444,057
Distributions to shareholders
From net investment income
Series II	(606,495)	(251,011)	(1,041,121)	(538,538)	(744,685)	(260,476)
From net realized gain
Series II	(4,891)	(149,793)	(478,111)	(275,863)	(84,968)	(154,244)
Total distributions	(611,386)	(400,804)	(1,519,232)	(814,401)	(829,653)	(414,720)
From Portfolio share transactions	26,727,650	29,512,270	67,651,097	93,847,183	43,959,910	36,010,571
Total increase (decrease)	29,148,938	29,391,878	80,704,946	93,838,712	48,256,127	36,039,908

Net assets
Beginning of year	29,391,878	—	93,838,712	—	36,039,908	—
End of year	$58,540,816	$29,391,878	$174,543,658	$93,838,712	$84,296,035	$36,039,908

Undistributed net investment income (loss)	—	—	—	—	—	—

	Mid Cap Stock Trust		Mid Cap Value Equity Trust		Mid Value Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$131,235	($2,820,091)	$1,458,618	$1,051,529	$9,186,183	$7,492,405
Net realized gain (loss)	55,253,039	105,286,427	12,686,001	19,107,715	61,917,550	120,824,570
Change in net unrealized appreciation (depreciation)	93,551,389	(166,434,790)	9,026,865	(30,068,943)	62,836,103	(163,559,351)
Increase (decrease) in net assets resulting from operations	148,935,663	(63,968,454)	23,171,484	(9,909,699)	133,939,836	(35,242,376)
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(2,393,951)	(2,115,488)
Series II	—	—	—	—	(522,256)	(468,563)
Series NAV	—	—	(1,407,982)	(902,757)	(3,402,701)	(3,084,977)
From net realized gain
Series I	—	—	—	—	(21,983,801)	—
Series II	—	—	—	—	(6,266,255)	—
Series NAV	—	—	(19,002,113)	(1,693,281)	(29,518,271)	—
Total distributions	—	—	(20,410,095)	(2,596,038)	(64,087,235)	(5,669,028)
From Portfolio share transactions	(100,754,788)	(63,356,664)	2,354,814	1,726,845	(42,992,434)	(35,893,026)
Total increase (decrease)	48,180,875	(127,325,118)	5,116,203	(10,778,892)	26,860,167	(76,804,430)

Net assets
Beginning of year	693,939,934	821,265,052	130,382,596	141,161,488	723,716,769	800,521,199
End of year	$742,120,809	$693,939,934	$135,498,799	$130,382,596	$750,576,936	$723,716,769

Undistributed net investment income (loss)	$442,683	$75	$474,902	$418,582	$5,434,340	$2,012,126

1	Period 4-29-11 (inception date) to 12-31-11.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Mutual Shares Trust		Natural Resources Trust		Real Estate Securities Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$10,945,677	$11,879,274	$941,115	$1,612,886	$6,486,932	$4,679,359
Net realized gain (loss)	41,574,358	3,173,554	(26,426,248)	10,899,859	61,436,551	58,171,317
Change in net unrealized appreciation (depreciation)	29,598,436	(19,548,022)	26,103,427	(67,979,884)	(4,151,447)	(28,216,122)
Increase (decrease) in net assets resulting from operations	82,118,471	(4,495,194)	618,294	(55,467,139)	63,772,036	34,634,554
Distributions to shareholders
From net investment income
Series I	(2,851,933)	(1,742,993)	(96,855)	(77,862)	(1,648,424)	(1,450,963)
Series II	—	—	(631,222)	(483,069)	(1,139,278)	(981,027)
Series NAV	(6,124,089)	(4,340,834)	(601,445)	(439,147)	(4,080,356)	(3,304,258)
Total distributions	(8,976,022)	(6,083,827)	(1,329,522)	(1,000,078)	(6,868,058)	(5,736,248)
From Portfolio share transactions	(48,046,794)	(27,418,430)	(26,780,399)	(26,044,877)	(44,440,512)	(43,308,372)
Total increase (decrease)	25,095,655	(37,997,451)	(27,491,627)	(82,512,094)	12,463,466	(14,410,066)

Net assets
Beginning of year	604,073,488	642,070,939	206,549,221	289,061,315	385,524,225	399,934,291
End of year	$629,169,143	$604,073,488	$179,057,594	$206,549,221	$397,987,691	$385,524,225

Undistributed net investment income (loss)	$11,258,382	$3,442,270	$183,332	$608,154	$2,236,481	$2,467,640

	Science & Technology Trust		Small Cap Growth Trust		Small Cap Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	($686,504)	($1,393,132)	($1,137,636)	($2,612,754)	$899,000	($48,716)
Net realized gain (loss)	15,860,096	75,542,886	23,155,015	51,997,486	15,170,487	20,519,331
Change in net unrealized appreciation (depreciation)	20,619,094	(104,136,231)	39,134,447	(77,527,903)	8,418,627	(24,366,284)
Increase (decrease) in net assets resulting from operations	35,792,686	(29,986,477)	61,151,826	(28,143,171)	24,488,114	(3,895,669)
Distributions to shareholders
From net investment income
Series I	—	—	—	—	—	(34,543)
Series II	—	—	—	—	—	(23,232)
Series NAV	—	—	—	—	—	(100,196)
From net realized gain
Series I	—	—	(11,710,241)	(2,217,717)	—	—
Series II	—	—	(4,524,753)	(919,853)	—	—
Series NAV	—	—	(36,419,355)	(7,143,338)	—	—
Total distributions	—	—	(52,654,349)	(10,280,908)	—	(157,971)
From Portfolio share transactions	(55,191,934)	(59,074,341)	1,565,408	16,129,940	(24,070,530)	(24,415,056)
Total increase (decrease)	(19,399,248)	(89,060,818)	10,062,885	(22,294,139)	417,584	(28,468,696)

Net assets
Beginning of year	354,130,706	443,191,524	381,760,468	404,054,607	153,955,981	182,424,677
End of year	$334,731,458	$354,130,706	$391,823,353	$381,760,468	$154,373,565	$153,955,981

Undistributed net investment income (loss)	($5,142)	—	($977)	$1,016	$1,008,046	($100,071)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Small Cap Value Trust		Small Company Growth Trust		Small Company Value Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$7,187,867	$3,182,827	$246,646	($444,396)	$5,227,871	$1,456,349
Net realized gain (loss)	39,704,707	36,159,308	9,345,788	10,526,495	9,455,239	14,775,308
Change in net unrealized appreciation (depreciation)	42,323,731	(31,121,584)	8,482,705	(10,165,750)	41,768,339	(17,672,124)
Increase (decrease) in net assets resulting from operations	89,216,305	8,220,551	18,075,139	(83,651)	56,451,449	(1,440,467)
Distributions to shareholders
From net investment income
Series I	(2,259,071)	(1,876,935)	—	—	(198,333)	(508,852)
Series II	(263,971)	(277,116)	—	—	(90,786)	(306,637)
Series NAV	(2,819,182)	(2,730,497)	—	—	(540,760)	(1,317,080)
From net realized gain
Series I	(12,048,671)	—	—	—	—	—
Series II	(2,021,984)	—	—	—	—	—
Series NAV	(14,535,132)	—	—	—	—	—
Total distributions	(33,948,011)	(4,884,548)	—	—	(829,879)	(2,132,569)
From Portfolio share transactions	(13,094,251)	(4,688,134)	(13,051,719)	(6,896,311)	(54,361,912)	(43,714,105)
Total increase (decrease)	42,174,043	(1,352,131)	5,023,420	(6,979,962)	1,259,658	(47,287,141)

Net assets
Beginning of year	580,930,098	582,282,229	100,961,627	107,941,589	365,998,025	413,285,166
End of year	$623,104,141	$580,930,098	$105,985,047	$100,961,627	$367,257,683	$365,998,025

Undistributed net investment income (loss)	$3,124,481	$987,257	$254,963	—	$4,125,991	($787,252)

	Smaller Company Growth Trust		U.S. Equity Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	($190,427)	($1,322,137)	$14,741,734	$12,490,731
Net realized gain (loss)	16,572,515	22,889,035	92,224,580	46,779,542
Change in net unrealized appreciation (depreciation)	16,870,590	(36,738,902)	(7,400,511)	2,865,694
Increase (decrease) in net assets resulting from operations	33,252,678	(15,172,004)	99,565,803	62,135,967
Distributions to shareholders
From net investment income
Series I	—	—	(1,875,488)	—
Series II	—	—	(110,117)	—
Series NAV	—	—	(11,722,510)	(12,344,244)
From net realized gain
Series I	(6,657,769)	—	—	—
Series II	(1,719,665)	—	—	—
Series NAV	(10,033,320)	—	—	—
Total distributions	(18,410,754)	—	(13,708,115)	(12,344,244)
From Portfolio share transactions	(15,532,911)	(22,611,220)	70,254,715	(86,959,916)
Total increase (decrease)	(690,987)	(37,783,224)	156,112,403	(37,168,193)

Net assets
Beginning of year	211,684,628	249,467,852	772,121,763	809,289,956
End of year	$210,993,641	$211,684,628	$928,234,166	$772,121,763

Undistributed net investment income (loss)	($68)	—	$3,958,942	$2,062,196

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Utilities Trust		Value Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$6,092,617	$7,119,009	$4,417,175	$2,439,293
Net realized gain (loss)	19,349,930	11,784,879	29,467,579	22,625,678
Change in net unrealized appreciation (depreciation)	(648,144)	(7,466,534)	18,302,260	(22,242,079)
Increase (decrease) in net assets resulting from operations	24,794,403	11,437,354	52,187,014	2,822,892
Distributions to shareholders
From net investment income
Series I	(5,089,660)	(4,774,430)	(3,338,198)	(2,264,397)
Series II	(916,331)	(1,073,643)	(192,362)	(282,035)
Series NAV	(958,636)	(1,375,586)	(236,374)	(222,356)
Total distributions	(6,964,627)	(7,223,659)	(3,766,934)	(2,768,788)
From Portfolio share transactions	(18,646,340)	12,926,043	169,513,165	(30,385,674)
Total increase (decrease)	(816,564)	17,139,738	217,933,245	(30,331,570)

Net assets
Beginning of year	194,617,646	177,477,908	244,883,190	275,214,760
End of year	$193,801,082	$194,617,646	$462,816,435	$244,883,190

Undistributed net investment income (loss)	$1,767,180	$2,200,329	$1,566,787	$460,050

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Core Trust
SERIES I
12-31-2012	16.44	0.26	[2]	2.46	2.72	(0.21)	—	—	(0.21)	18.95	16.57	0.86		0.86		1.46		73		242
12-31-2011	16.55	0.17	[2]	(0.11)	0.06	(0.17)	—	—	(0.17)	16.44	0.41	0.86		0.86		0.99		71		231
12-31-2010	14.79	0.17	[2]	1.75	1.92	(0.16)	—	—	(0.16)	16.55	13.04	0.86		0.86		1.03		83		219
12-31-2009	11.69	0.17	[2]	3.14	3.31	(0.21)	—	—	(0.21)	14.79	28.46	0.87		0.87		1.39		87		171
12-31-2008	19.83	0.19	[2]	(8.04)	(7.85)	(0.29)	—	—	(0.29)	11.69	(39.63)	0.87		0.86		1.11		83		239
SERIES II
12-31-2012	16.41	0.23	[2]	2.45	2.68	(0.17)	—	—	(0.17)	18.92	16.38	1.06		1.06		1.26		8		242
12-31-2011	16.53	0.13	[2]	(0.11)	0.02	(0.14)	—	—	(0.14)	16.41	0.14	1.06		1.06		0.79		8		231
12-31-2010	14.77	0.13	[2]	1.76	1.89	(0.13)	—	—	(0.13)	16.53	12.81	1.06		1.06		0.83		9		219
12-31-2009	11.67	0.15	[2]	3.13	3.28	(0.18)	—	—	(0.18)	14.77	28.26	1.07		1.07		1.19		9		171
12-31-2008	19.77	0.16	[2]	(8.01)	(7.85)	(0.25)	—	—	(0.25)	11.67	(39.75)	1.07		1.06		0.91		8		239
SERIES NAV
12-31-2012	16.44	0.27	[2]	2.46	2.73	(0.22)	—	—	(0.22)	18.95	16.62	0.81		0.81		1.51		274		242
12-31-2011	16.56	0.18	[2]	(0.12)	0.06	(0.18)	—	—	(0.18)	16.44	0.40	0.81		0.81		1.04		272		231
12-31-2010	14.80	0.16	[2]	1.77	1.93	(0.17)	—	—	(0.17)	16.56	13.09	0.81		0.81		1.08		286		219
12-31-2009	11.69	0.18	[2]	3.15	3.33	(0.22)	—	—	(0.22)	14.80	28.62	0.82		0.82		1.47		265		171
12-31-2008	19.84	0.20	[2]	(8.05)	(7.85)	(0.30)	—	—	(0.30)	11.69	(39.61)	0.82		0.81		1.15		299		239
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
All Cap Value Trust
SERIES I
12-31-2012	7.97	0.08	[2]	0.78	0.86	(0.07)	(0.34)	—	(0.41)	8.42	10.95	0.86		0.86		0.91		27		86
12-31-2011	8.35	0.04	[2]	(0.39)	(0.35)	(0.03)	—	—	(0.03)	7.97	(4.20)	0.87		0.87		0.52		31		64
12-31-2010	7.08	0.04	[2]	1.26	1.30	(0.03)	—	—	(0.03)	8.35	18.35	0.90		0.90		0.51		37		75
12-31-2009	5.62	0.03	[2]	1.46	1.49	(0.03)	—	—	(0.03)	7.08	26.61	0.97		0.97		0.50		36		90
12-31-2008	8.16	0.05	[2]	(2.35)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.62	(28.78)	0.99		0.99		0.72		36		77
SERIES II
12-31-2012	7.96	0.06	[2]	0.77	0.83	(0.05)	(0.34)	—	(0.39)	8.40	10.62	1.06		1.06		0.71		25		86
12-31-2011	8.34	0.03	[2]	(0.40)	(0.37)	(0.01)	—	—	(0.01)	7.96	(4.41)	1.07		1.07		0.32		28		64
12-31-2010	7.07	0.02	[2]	1.26	1.28	(0.01)	—	—	(0.01)	8.34	18.13	1.10		1.10		0.31		34		75
12-31-2009	5.61	0.02	[2]	1.46	1.48	(0.02)	—	—	(0.02)	7.07	26.41	1.17		1.17		0.29		33		90
12-31-2008	8.14	0.04	[2]	(2.35)	(2.31)	(0.04)	(0.18)	—	(0.22)	5.61	(28.95)	1.19		1.19		0.53		30		77
SERIES NAV
12-31-2012	7.94	0.08	[2]	0.77	0.85	(0.07)	(0.34)	—	(0.41)	8.38	10.92	0.81		0.81		0.98		445		86
12-31-2011	8.32	0.05	[2]	(0.40)	(0.35)	(0.03)	—	—	(0.03)	7.94	(4.17)	0.82		0.82		0.62		383		64
12-31-2010	7.05	0.07	[2]	1.23	1.30	(0.03)	—	—	(0.03)	8.32	18.49	0.85		0.85		1.00		291		75
12-31-2009	5.60	0.03	[2]	1.46	1.49	(0.04)	—	—	(0.04)	7.05	26.59	0.92		0.92		0.51		21		90
12-31-2008	8.14	0.06	[2]	(2.36)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.60	(28.79)	0.94		0.94		0.79		12		77
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Alpha Opportunities Trust
SERIES I
12-31-2012	11.92	0.09	[2]	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33	1.06		1.06		0.71		1		141
12-31-2011	15.35	0.05	[2]	(1.34)	(1.29)	(0.03)	(2.11)	—	(2.14)	11.92	(8.14)	1.07		1.07		0.32		—	[3]	157
12-31-2010	15.14	0.03	[2]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.92	1.07		1.07		0.20		—	[3]	185
12-31-2009[4]	12.57	0.03	[2]	2.57	2.60	(0.03)	—	—	(0.03)	15.14	20.68 [5]	1.13	[6]	1.13	[6]	0.34	[6]	—	[3]	222
SERIES NAV
12-31-2012	11.93	0.10	[2]	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38	1.01		1.01		0.73		888		141
12-31-2011	15.35	0.05	[2]	(1.33)	(1.28)	(0.03)	(2.11)	—	(2.14)	11.93	(8.02)	1.02		1.02		0.34		875		157
12-31-2010	15.14	0.03	[2]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.98	1.02		1.02		0.22		924		185
12-31-2009	10.89	0.05	[2]	4.25	4.30	(0.05)	—	—	(0.05)	15.14	39.49	1.08		1.08		0.41		624		222
12-31-2008[7]	12.50	0.02	[2]	(1.63)	(1.61)	— [8]	—	—	— [8]	10.89	(12.85)[5]	1.06	[6]	1.06	[6]	0.70	[6]	280		52
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $500,000. 4. The inception date for Series I shares is 6-2-09. 5. Not annualized. 6. Annualized. 7. The inception date for Series NAV shares is 10-7-08. 8. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2012	10.94	0.18	[2,3]	1.54	1.72	(0.19)	—	—	(0.19)	12.47	15.76	0.62	[4]	0.62	[4]	1.50	[3]	192		2
12-31-2011	11.01	0.16	[2,3]	(0.06)	0.10	(0.17)	—	—	(0.17)	10.94	0.91	0.62	[4]	0.62	[4]	1.42	[3]	187		2
12-31-2010	9.98	0.16	[2,3]	1.04	1.20	(0.17)	— [5]	—	(0.17)	11.01	12.06	0.62	[4]	0.62	[4]	1.53	[3]	216		3
12-31-2009	8.44	0.28	[2,3]	1.67	1.95	(0.19)	(0.22)	—	(0.41)	9.98	23.61	0.63	[4]	0.63	[4]	3.05	[3]	221		5
12-31-2008[6]	12.00	0.60	[2,3]	(3.90)	(3.30)	(0.25)	(0.01)	—	(0.26)	8.44	(27.39)[7]	0.64	[4,8]	0.63	[4,8]	9.72	[3,8]	2		1
SERIES II
12-31-2012	10.95	0.16	[2,3]	1.54	1.70	(0.18)	—	—	(0.18)	12.47	15.49	0.77	[4]	0.77	[4]	1.36	[3]	1,305		2
12-31-2011	11.01	0.14	[2,3]	(0.05)	0.09	(0.15)	—	—	(0.15)	10.95	0.86	0.77	[4]	0.77	[4]	1.29	[3]	1,274		2
12-31-2010	9.98	0.14	[2,3]	1.04	1.18	(0.15)	— [5]	—	(0.15)	11.01	11.90	0.77	[4]	0.77	[4]	1.42	[3]	1,420		3
12-31-2009	8.45	0.18	[2,3]	1.74	1.92	(0.17)	(0.22)	—	(0.39)	9.98	23.27	0.78	[4]	0.78	[4]	2.00	[3]	1,373		5
12-31-2008	12.39	0.32	[2,3]	(4.02)	(3.70)	(0.23)	(0.01)	—	(0.24)	8.45	(29.83)	0.79	[4]	0.78	[4]	3.07	[3]	832		1
SERIES III
12-31-2012	10.93	0.23		1.54	1.77	(0.24)	—	—	(0.24)	12.46	16.16	0.27	[4]	0.27	[4]	1.87	[3]	156		2
12-31-2011	11.00	0.21	[2,3]	(0.07)	0.14	(0.21)	—	—	(0.21)	10.93	1.27	0.27	[4]	0.27	[4]	1.84	[3]	146		2
12-31-2010	9.96	0.20	[2,3]	1.04	1.24	(0.20)	— [5]	—	(0.20)	11.00	12.54	0.27	[4]	0.27	[4]	1.96	[3]	153		3
12-31-2009	8.44	0.27	[2,3]	1.69	1.96	(0.22)	(0.22)	—	(0.44)	9.96	23.82	0.28	[4]	0.28	[4]	2.99	[3]	143		5
12-31-2008[9]	12.34	0.78	[2,3]	(4.39)	(3.61)	(0.28)	(0.01)	—	(0.29)	8.44	(29.17)[7]	0.29	[4,8]	0.28	[4,8]	8.21	[3,8]	34		1
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Less than $0.005 per share. 6. The inception date for Series I shares is 4-28-08. 7. Not annualized. 8. Annualized. 9. The inception date for Series III shares is 1-2-08.

American Global Growth Trust
SERIES I
12-31-2012	10.11	0.07	[2,3]	2.17	2.24	(0.06)	—	—	(0.06)	12.29	22.13	0.64	[4]	0.64	[4]	0.59	[3]	2		5
12-31-2011	11.25	0.21	[2,3]	(1.25)	(1.04)	(0.10)	—	—	(0.10)	10.11	(9.24)	0.64	[4]	0.64	[4]	2.01	[3]	2		7
12-31-2010[5]	11.27	0.05	[2,3]	0.04	0.09	(0.11)	—	—	(0.11)	11.25	0.81 [6]	0.61	[4,7]	0.61	[4,7]	4.18	[3,7]	—	[8]	8
SERIES II
12-31-2012	10.09	0.04	[2,3]	2.18	2.22	(0.04)	—	—	(0.04)	12.27	22.00	0.79	[4]	0.79	[4]	0.33	[3]	165		5
12-31-2011	11.23	0.08	[2,3]	(1.14)	(1.06)	(0.08)	—	—	(0.08)	10.09	(9.40)	0.79	[4]	0.79	[4]	0.73	[3]	158		7
12-31-2010	10.19	0.09	[2,3]	1.05	1.14	(0.10)	—	—	(0.10)	11.23	11.17	0.79	[4]	0.78	[4]	0.91	[3]	199		8
12-31-2009	7.76	0.08	[2,3]	2.94	3.02	(0.08)	(0.51)	—	(0.59)	10.19	41.42	0.80	[4]	0.78	[4]	0.88	[3]	196		11
12-31-2008	13.11	0.14	[2,3]	(5.22)	(5.08)	(0.14)	(0.13)	—	(0.27)	7.76	(38.68)	0.80	[4]	0.78	[4]	1.24	[3]	150		15
SERIES III
12-31-2012	10.08	0.10	[2,3]	2.17	2.27	(0.10)	—	—	(0.10)	12.25	22.49	0.29	[4]	0.29	[4]	0.84	[3]	4		5
12-31-2011	11.22	0.15	[2,3]	(1.15)	(1.00)	(0.14)	—	—	(0.14)	10.08	(8.92)	0.29	[4]	0.29	[4]	1.37	[3]	3		7
12-31-2010	10.17	0.16	[2,3]	1.04	1.20	(0.15)	—	—	(0.15)	11.22	11.80	0.29	[4]	0.28	[4]	1.60	[3]	3		8
12-31-2009	7.74	0.20	[2,3]	2.87	3.07	(0.13)	(0.51)	—	(0.64)	10.17	42.22	0.30	[4]	0.28	[4]	2.17	[3]	2		11
12-31-2008[9]	13.07	0.66	[2,3]	(5.66)	(5.00)	(0.20)	(0.13)	—	(0.33)	7.74	(38.21)[6]	0.30	[4,7]	0.28	[4,7]	7.23	[3,7]	—	[8]	15
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series I shares is 11-5-10. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Global Small Capitalization Trust
SERIES I
12-31-2012	8.08	0.09	[2,3]	1.34	1.43	(0.08)	—	—	(0.08)	9.43	17.72	0.79	[4]	0.70	[4]	0.99	[3]	1		6
12-31-2011	10.13	0.09	[2,3]	(2.06)	(1.97)	(0.08)	—	—	(0.08)	8.08	(19.43)	0.66	[4]	0.66	[4]	0.98	[3]	—	[5]	15
12-31-2010[6]	10.08	0.06	[2,3]	0.11	0.17	(0.12)	—	—	(0.12)	10.13	1.64 [7]	0.65	[4,8]	0.65	[4,8]	3.82	[3,8]	—	[5]	14
SERIES II
12-31-2012	8.05	0.06	[2,3]	1.35	1.41	(0.07)	—	—	(0.07)	9.39	17.49	0.94	[4]	0.85	[4]	0.70	[3]	54		6
12-31-2011	10.10	0.07	[2,3]	(2.05)	(1.98)	(0.07)	—	—	(0.07)	8.05	(19.63)	0.81	[4]	0.81	[4]	0.73	[3]	54		15
12-31-2010	8.40	0.10	[2,3]	1.73	1.83	(0.10)	(0.03)	—	(0.13)	10.10	21.85	0.81	[4]	0.80	[4]	1.10	[3]	79		14
12-31-2009	6.03	(0.02)[2,3]		3.28	3.26	— [9]	(0.89)	—	(0.89)	8.40	60.44	0.82	[4]	0.78	[4]	(0.30)[3]		74		27
12-31-2008	13.35	(0.08)[2,3]		(7.11)	(7.19)	— [9]	(0.13)	—	(0.13)	6.03	(53.79)	0.83	[4]	0.78	[4]	(0.78)[3]		47		25
SERIES III
12-31-2012	8.05	0.11	[2,3]	1.35	1.46	(0.11)	—	—	(0.11)	9.40	18.17	0.44	[4]	0.35	[4]	1.19	[3]	34		6
12-31-2011	10.11	0.12	[2,3]	(2.07)	(1.95)	(0.11)	—	—	(0.11)	8.05	(19.24)	0.31	[4]	0.31	[4]	1.24	[3]	32		15
12-31-2010	8.40	0.14	[2,3]	1.75	1.89	(0.15)	(0.03)	—	(0.18)	10.11	22.50	0.31	[4]	0.30	[4]	1.62	[3]	34		14
12-31-2009	6.01	0.02	[2,3]	3.26	3.28	— [9]	(0.89)	—	(0.89)	8.40	61.16	0.32	[4]	0.28	[4]	0.31	[3]	31		27
12-31-2008[10]	13.31	(0.02)[2,3]		(7.09)	(7.11)	—	(0.19)	—	(0.19)	6.01	(53.39)[7]	0.33	[4,8]	0.28	[4,8]	(0.28)[3,8]		5		25
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the year ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Less than $500,000. 6. The inception date for Series I shares is 11-5-10. 7. Not annualized. 8. Annualized. 9. Less than $0.005 per share. 10. The inception date for Series III shares is 1-2-08.

American Growth Trust
SERIES I
12-31-2012	14.87	0.07	[2,3]	2.53	2.60	(0.07)	—	—	(0.07)	17.40	17.49	0.62	[4]	0.62	[4]	0.40	[2]	91		4
12-31-2011	15.63	0.04	[2,3]	(0.76)	(0.72)	(0.04)	—	—	(0.04)	14.87	(4.63)	0.62	[4]	0.62	[4]	0.24	[2]	94		6
12-31-2010	13.26	0.05	[2,3]	2.37	2.42	(0.05)	—	—	(0.05)	15.63	18.24	0.62	[4]	0.62	[4]	0.36	[2]	109		5
12-31-2009	11.61	0.03	[2,3]	3.81	3.84	(0.03)	(2.16)	—	(2.19)	13.26	38.88	0.63	[4]	0.63	[4]	0.24	[2]	93		8
12-31-2008	21.65	0.11	[2,3]	(9.60)	(9.49)	(0.11)	(0.44)	—	(0.55)	11.61	(44.20)	0.56	[4]	0.56	[4]	0.64	[2]	75		16
SERIES II
12-31-2012	14.83	0.04	[2,3]	2.52	2.56	(0.05)	—	—	(0.05)	17.34	17.23	0.77	[4]	0.77	[4]	0.24	[2]	902		4
12-31-2011	15.59	0.01	[2,3]	(0.76)	(0.75)	(0.01)	—	—	(0.01)	14.83	(4.79)	0.77	[4]	0.77	[4]	0.08	[2]	930		6
12-31-2010	13.22	0.02	[2,3]	2.38	2.40	(0.03)	—	—	(0.03)	15.59	18.14	0.77	[4]	0.77	[4]	0.16	[2]	1,138		5
12-31-2009	11.58	0.01	[2,3]	3.80	3.81	(0.01)	(2.16)	—	(2.17)	13.22	38.68	0.78	[4]	0.78	[4]	0.08	[2]	1,148		8
12-31-2008	21.57	0.07	[2,3]	(9.54)	(9.47)	(0.08)	(0.44)	—	(0.52)	11.58	(44.28)	0.69	[4]	0.69	[4]	0.37	[2]	974		16
SERIES III
12-31-2012	14.81	0.13	[2,3]	2.52	2.65	(0.13)	—	—	(0.13)	17.33	17.89	0.27	[4]	0.27	[4]	0.78	[2]	106		4
12-31-2011	15.57	0.10	[2,3]	(0.77)	(0.67)	(0.09)	—	—	(0.09)	14.81	(4.29)	0.27	[4]	0.27	[4]	0.65	[2]	98		6
12-31-2010	13.20	0.11	[2,3]	2.36	2.47	(0.10)	—	—	(0.10)	15.57	18.69	0.27	[4]	0.27	[4]	0.78	[2]	89		5
12-31-2009	11.57	0.11	[2,3]	3.76	3.87	(0.08)	(2.16)	—	(2.24)	13.20	39.32	0.28	[4]	0.28	[4]	0.89	[2]	62		8
12-31-2008[5]	21.53	0.53	[2,3]	(9.87)	(9.34)	(0.18)	(0.44)	—	(0.62)	11.57	(43.75)	0.29	[4]	0.29	[4]	3.80	[2]	10		16
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Growth-Income Trust
SERIES I
12-31-2012	14.40	0.22	[2,3]	2.25	2.47	(0.21)	—	—	(0.21)	16.66	17.15	0.62	[4]	0.62	[4]	1.39	[2]	232		18	[5]
12-31-2011	14.90	0.16	[2,3]	(0.48)	(0.32)	(0.18)	—	—	(0.18)	14.40	(2.16)	0.62	[4]	0.62	[4]	1.10	[2]	197		5
12-31-2010	13.55	0.14	[2,3]	1.37	1.51	(0.16)	—	—	(0.16)	14.90	11.13	0.62	[4]	0.62	[4]	1.04	[2]	240		6
12-31-2009	11.53	0.23	[2,3]	3.02	3.25	(0.15)	(1.08)	—	(1.23)	13.55	30.79	0.63	[4]	0.63	[4]	1.88	[2]	257		18
12-31-2008	19.53	0.22	[2,3]	(7.57)	(7.35)	(0.24)	(0.41)	—	(0.65)	11.53	(38.08)	0.55	[4]	0.55	[4]	1.39	[2]	19		15
SERIES II
12-31-2012	14.38	0.17	[2,3]	2.27	2.44	(0.19)	—	—	(0.19)	16.63	16.94	0.77	[4]	0.77	[4]	1.09	[2]	814		18	[5]
12-31-2011	14.88	0.15	[2,3]	(0.49)	(0.34)	(0.16)	—	—	(0.16)	14.38	(2.31)	0.77	[4]	0.77	[4]	0.99	[2]	778		5
12-31-2010	13.54	0.13	[2,3]	1.35	1.48	(0.14)	—	—	(0.14)	14.88	10.91	0.77	[4]	0.77	[4]	0.92	[2]	928		6
12-31-2009	11.52	0.12	[2,3]	3.11	3.23	(0.13)	(1.08)	—	(1.21)	13.54	30.67	0.78	[4]	0.78	[4]	1.04	[2]	943		18
12-31-2008	19.50	0.20	[2,3]	(7.56)	(7.36)	(0.21)	(0.41)	—	(0.62)	11.52	(38.17)	0.69	[4]	0.69	[4]	1.22	[2]	836		15
SERIES III
12-31-2012	14.37	0.57	[2,3]	1.94	2.51	(0.26)	—	—	(0.26)	16.62	17.51	0.27	[4]	0.27	[4]	3.53	[2]	257		18	[5]
12-31-2011	14.87	0.23	[2,3]	(0.50)	(0.27)	(0.23)	—	—	(0.23)	14.37	(1.81)	0.27	[4]	0.27	[4]	1.58	[2]	76		5
12-31-2010	13.52	0.21	[2,3]	1.35	1.56	(0.21)	—	—	(0.21)	14.87	11.51	0.27	[4]	0.27	[4]	1.51	[2]	79		6
12-31-2009	11.50	0.26	[2,3]	3.03	3.29	(0.19)	(1.08)	—	(1.27)	13.52	31.26	0.28	[4]	0.28	[4]	2.15	[2]	70		18
12-31-2008[6]	19.30	0.84	[2,3]	(7.93)	(7.09)	(0.30)	(0.41)	—	(0.71)	11.50	(37.18)[7]	0.29	[4,8]	0.29	[4,8]	6.24	[2,8]	12		15
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Excludes merger activity. 6. The inception date for Series III shares is 1-2-08. 7. Not annualized. 8. Annualized.

American High-Income Bond Trust
SERIES I
12-31-2012	10.29	1.08	[2,3]	0.27	1.35	(0.74)	—	—	(0.74)	10.90	13.12	0.76	[4]	0.70	[4]	9.75	[3]	4		15
12-31-2011	10.95	0.81	[2,3]	(0.65)	0.16	(0.82)	—	—	(0.82)	10.29	1.48	0.66	[4]	0.66	[4]	7.33	[3]	2		17
12-31-2010[5]	11.68	0.67	[2,3]	(0.62)	0.05	(0.78)	—	—	(0.78)	10.95	0.41 [6]	0.65	[4,7]	0.65	[4,7]	5.94	[3,7]	—	[8]	19
SERIES II
12-31-2012	10.27	0.70	[2,3]	0.63	1.33	(0.72)	—	—	(0.72)	10.88	12.98	0.91	[4]	0.85	[4]	6.32	[3]	57		15
12-31-2011	10.93	0.79	[2,3]	(0.65)	0.14	(0.80)	—	—	(0.80)	10.27	1.32	0.81	[4]	0.81	[4]	7.18	[3]	54		17
12-31-2010	10.21	0.77	[2,3]	0.71	1.48	(0.76)	—	—	(0.76)	10.93	14.52	0.81	[4]	0.80	[4]	7.07	[3]	62		19
12-31-2009	7.81	0.66	[2,3]	2.34	3.00	(0.60)	—	—	(0.60)	10.21	38.42	0.84	[4]	0.78	[4]	7.15	[3]	58		19
12-31-2008	11.33	0.68	[2,3]	(3.46)	(2.78)	(0.74)	—	—	(0.74)	7.81	(24.39)	0.86	[4]	0.78	[4]	6.45	[3]	34		26
SERIES III
12-31-2012	10.25	0.75	[2,3]	0.64	1.39	(0.78)	—	—	(0.78)	10.86	13.54	0.41	[4]	0.35	[4]	6.81	[3]	43		15
12-31-2011	10.91	0.85	[2,3]	(0.65)	0.20	(0.86)	—	—	(0.86)	10.25	1.84	0.31	[4]	0.31	[4]	7.68	[3]	42		17
12-31-2010	10.19	0.97	[2,3]	0.57	1.54	(0.82)	—	—	(0.82)	10.91	15.09	0.31	[4]	0.30	[4]	8.91	[3]	42		19
12-31-2009	7.80	2.33	[2,3]	0.71	3.04	(0.65)	—	—	(0.65)	10.19	39.05	0.34	[4]	0.28	[4]	22.94	[3]	17		19
12-31-2008[9]	11.32	2.53	[2,3]	(5.26)	(2.73)	(0.79)	—	—	(0.79)	7.80	(23.93)[6]	0.36	[4,7]	0.28	[4,7]	26.70	[3,7]	—	[8]	26
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.80% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series I shares is 11-5-10. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American International Trust
SERIES I
12-31-2012	13.77	0.16	[2,3]	2.25	2.41	(0.17)	—	—	(0.17)	16.01	17.49	0.62	[4]	0.62	[4]	1.06	[3]	81		5
12-31-2011	16.33	0.20	[2,3]	(2.54)	(2.34)	(0.22)	—	—	(0.22)	13.77	(14.34)	0.62	[4]	0.62	[4]	1.29	[3]	87		9
12-31-2010	15.52	0.26	[2,3]	0.81	1.07	(0.26)	—	—	(0.26)	16.33	6.88	0.62	[4]	0.62	[4]	1.73	[3]	117		12
12-31-2009	14.31	0.17	[2,3]	4.60	4.77	(0.15)	(3.41)	—	(3.56)	15.52	42.59	0.63	[4]	0.63	[4]	1.19	[3]	101		10
12-31-2008	26.71	0.39	[2,3]	(11.51)	(11.12)	(0.51)	(0.77)	—	(1.28)	14.31	(42.37)	0.55	[4]	0.55	[4]	1.86	[3]	69		18
SERIES II
12-31-2012	13.77	0.13	[2,3]	2.25	2.38	(0.15)	—	—	(0.15)	16.00	17.26	0.77	[4]	0.77	[4]	0.90	[3]	563		5
12-31-2011	16.31	0.19	[2,3]	(2.54)	(2.35)	(0.19)	—	—	(0.19)	13.77	(14.38)	0.77	[4]	0.77	[4]	1.22	[3]	576		9
12-31-2010	15.51	0.22	[2,3]	0.81	1.03	(0.23)	—	—	(0.23)	16.31	6.68	0.77	[4]	0.77	[4]	1.43	[3]	726		12
12-31-2009	14.30	0.13	[2,3]	4.62	4.75	(0.13)	(3.41)	—	(3.54)	15.51	42.41	0.78	[4]	0.78	[4]	0.91	[3]	760		10
12-31-2008	26.67	0.31	[2,3]	(11.43)	(11.12)	(0.48)	(0.77)	—	(1.25)	14.30	(42.47)	0.69	[4]	0.69	[4]	1.46	[3]	637		18
SERIES III
12-31-2012	13.72	0.22	[2,3]	2.24	2.46	(0.22)	—	—	(0.22)	15.96	17.94	0.27	[4]	0.27	[4]	1.49	[3]	51		5
12-31-2011	16.28	0.34	[2,3]	(2.63)	(2.29)	(0.27)	—	—	(0.27)	13.72	(14.05)	0.27	[4]	0.27	[4]	2.18	[3]	45		9
12-31-2010	15.47	0.40	[2,3]	0.72	1.12	(0.31)	—	—	(0.31)	16.28	7.25	0.27	[4]	0.27	[4]	2.64	[3]	33		12
12-31-2009	14.27	0.64	[2,3]	4.18	4.82	(0.21)	(3.41)	—	(3.62)	15.47	43.14	0.28	[4]	0.28	[4]	4.36	[3]	10		10
12-31-2008[5]	26.60	1.07	[2,3]	(12.03)	(10.96)	(0.60)	(0.77)	—	(1.37)	14.27	(41.97)[6]	0.29	[4,7]	0.29	[4,7]	6.08	[3,7]	—	[8]	18
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series III shares is 1-2-08. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

American New World Trust
SERIES I
12-31-2012	11.61	0.08	[2,3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[2]	10		7
12-31-2011	13.75	0.20	[2,3]	(2.17)	(1.97)	(0.17)	—	—	(0.17)	11.61	(14.33)	0.66	[4]	0.66	[4]	1.57	[2]	9		14
12-31-2010	11.84	0.28	[2,3]	1.78	2.06	(0.15)	—	—	(0.15)	13.75	17.42	0.66	[4]	0.65	[4]	2.26	[2]	8		26
12-31-2009[5]	8.94	0.24	[2,3]	2.78	3.02	(0.12)	—	—	(0.12)	11.84	33.73 [6]	0.66	[4,7]	0.63	[4,7]	3.27	[2,7]	2		22
SERIES II
12-31-2012	11.61	0.05	[2,3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[2]	68		7
12-31-2011	13.74	0.14	[2,3]	(2.12)	(1.98)	(0.15)	—	—	(0.15)	11.61	(14.41)	0.81	[4]	0.81	[4]	1.04	[2]	66		14
12-31-2010	11.84	0.14	[2,3]	1.89	2.03	(0.13)	—	—	(0.13)	13.74	17.18	0.81	[4]	0.80	[4]	1.12	[2]	95		26
12-31-2009	8.15	0.12	[2,3]	3.80	3.92	(0.10)	(0.13)	—	(0.23)	11.84	48.82	0.84	[4]	0.78	[4]	1.17	[2]	77		22
12-31-2008	14.76	0.10	[2,3]	(6.40)	(6.30)	(0.13)	(0.18)	—	(0.31)	8.15	(42.66)	0.83	[4]	0.78	[4]	0.82	[2]	41		60
SERIES III
12-31-2012	11.58	0.11	[2,3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[2]	3		7
12-31-2011	13.72	0.22	[2,3]	(2.14)	(1.92)	(0.22)	—	—	(0.22)	11.58	(14.02)	0.31	[4]	0.31	[4]	1.70	[2]	3		14
12-31-2010	11.81	0.22	[2,3]	1.89	2.11	(0.20)	—	—	(0.20)	13.72	17.84	0.31	[4]	0.30	[4]	1.76	[2]	3		26
12-31-2009	8.13	0.24	[2,3]	3.73	3.97	(0.16)	(0.13)	—	(0.29)	11.81	49.55	0.34	[4]	0.28	[4]	2.31	[2]	2		22
12-31-2008[8]	14.71	0.47	[2,3]	(6.68)	(6.21)	(0.19)	(0.18)	—	(0.37)	8.13	(42.16)[6]	0.33	[4,7]	0.28	[4,7]	4.60	[2,7]	—	[9]	60
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series I shares is 5-6-09. 6. Not annualized. 7. Annualized. 8. The inception date for Series III shares is 1-2-08. 9. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2012	20.54	0.05	[2]	3.72	3.77	(0.02)	—	—	(0.02)	24.29	18.36	0.86	0.83	0.22	274	22
12-31-2011	20.25	0.02	[2]	0.27	0.29	— [3]	—	—	— [3]	20.54	1.44	0.86	0.83	0.12	277	33
12-31-2010	17.45	—	[2,3]	2.82	2.82	(0.02)	—	—	(0.02)	20.25	16.15	0.87	0.84	(0.01)	328	44
12-31-2009	12.23	0.02	[2]	5.22	5.24	(0.02)	—	—	(0.02)	17.45	42.89	0.89	0.86	0.11	335	47
12-31-2008	21.70	0.03	[2]	(9.14)	(9.11)	(0.05)	(0.31)	—	(0.36)	12.23	(42.53)	0.90	0.87	0.18	281	58
SERIES II
12-31-2012	20.40	—	[2,3]	3.70	3.70	—	—	—	—	24.10	18.14	1.06	1.03	0.02	123	22
12-31-2011	20.15	(0.02)[2]		0.27	0.25	—	—	—	—	20.40	1.24	1.06	1.03	(0.08)	122	33
12-31-2010	17.39	(0.04)[2]		2.81	2.77	(0.01)	—	—	(0.01)	20.15	15.94	1.07	1.04	(0.21)	137	44
12-31-2009	12.21	(0.01)[2]		5.20	5.19	(0.01)	—	—	(0.01)	17.39	42.56	1.09	1.06	(0.09)	131	47
12-31-2008	21.65	—	[2,3]	(9.11)	(9.11)	(0.02)	(0.31)	—	(0.33)	12.21	(42.63)	1.10	1.07	(0.02)	102	58
SERIES NAV
12-31-2012	20.51	0.07	[2]	3.71	3.78	(0.03)	—	—	(0.03)	24.26	18.44	0.81	0.78	0.28	1,346	22
12-31-2011	20.22	0.04	[2]	0.25	0.29	— [3]	—	—	— [3]	20.51	1.45	0.81	0.78	0.17	1,286	33
12-31-2010	17.41	0.01	[2]	2.82	2.83	(0.02)	—	—	(0.02)	20.22	16.25	0.82	0.79	0.05	1,361	44
12-31-2009	12.20	0.03	[2]	5.21	5.24	(0.03)	—	—	(0.03)	17.41	42.97	0.84	0.81	0.18	1,135	47
12-31-2008	21.66	0.04	[2]	(9.12)	(9.08)	(0.07)	(0.31)	—	(0.38)	12.20	(42.52)	0.85	0.82	0.23	1,299	58
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share.
Capital Appreciation Trust
SERIES I
12-31-2012	9.94	0.03	[2]	1.56	1.59	(0.02)	—	—	(0.02)	11.51	15.98	0.79	0.78	0.27	175	45
12-31-2011	9.94	0.01	[2]	— [3]	0.01	(0.01)	—	—	(0.01)	9.94	0.08	0.79	0.78	0.05	181	52
12-31-2010	8.90	0.01	[2]	1.04	1.05	(0.01)	—	—	(0.01)	9.94	11.83	0.79	0.79	0.16	217	77	[4]
12-31-2009	6.27	0.02	[2]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.29	0.80	0.80	0.26	136	85
12-31-2008	10.05	0.04	[2]	(3.78)	(3.74)	(0.04)	—	—	(0.04)	6.27	(37.22)	0.81	0.81	0.41	114	97
SERIES II
12-31-2012	9.83	0.02	[2]	1.54	1.56	(0.01)	—	—	(0.01)	11.38	15.84	0.99	0.98	0.07	71	45
12-31-2011	9.85	(0.02)[2]		— [3]	(0.02)	— [3]	—	—	— [3]	9.83	(0.17)	0.99	0.98	(0.15)	72	52
12-31-2010	8.83	—	[2,3]	1.02	1.02	— [3]	—	—	— [3]	9.85	11.58	0.99	0.99	(0.05)	84	77	[4]
12-31-2009	6.22	—	[2,3]	2.61	2.61	— [3]	—	—	— [3]	8.83	42.04	1.00	1.00	0.06	71	85
12-31-2008	9.96	0.02	[2]	(3.74)	(3.72)	(0.02)	—	—	(0.02)	6.22	(37.36)	1.01	1.01	0.21	52	97
SERIES NAV
12-31-2012	9.94	0.04	[2]	1.55	1.59	(0.02)	—	—	(0.02)	11.51	16.03	0.74	0.73	0.32	797	45
12-31-2011	9.94	0.01	[2]	— [3]	0.01	(0.01)	—	—	(0.01)	9.94	0.12	0.74	0.73	0.10	770	52
12-31-2010	8.90	0.02	[2]	1.04	1.06	(0.02)	—	—	(0.02)	9.94	11.88	0.74	0.74	0.19	821	77	[4]
12-31-2009	6.27	0.02	[2]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.36	0.75	0.75	0.31	791	85
12-31-2008	10.06	0.04	[2]	(3.78)	(3.74)	(0.05)	—	—	(0.05)	6.27	(37.23)	0.76	0.76	0.46	526	97
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share. 4. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Trust
SERIES I
12-31-2012	11.51	0.18	[2]	1.45	1.63	(0.17)	(1.22)	—	(1.39)	11.75	14.59	0.92		0.88		1.50		1		68
12-31-2011	11.50	0.19	[2]	0.16	0.35	(0.16)	(0.18)	—	(0.34)	11.51	3.13	0.95		0.91		1.59		1		83
12-31-2010	11.47	0.16	[2]	1.41	1.57	(0.18)	(1.36)	—	(1.54)	11.50	13.83	1.02		0.98		1.38		1		62
12-31-2009	9.02	0.20	[2]	2.52	2.72	(0.22)	(0.05)	—	(0.27)	11.47	30.06	1.05		1.01		1.93		1		91
12-31-2008[3]	12.50	0.15	[2]	(3.56)	(3.41)	(0.07)	—	—	(0.07)	9.02	(27.26)[4]	1.22	[5]	1.18	[5]	2.01	[5]	—	[6]	55
SERIES II
12-31-2012	11.49	0.15	[2]	1.47	1.62	(0.15)	(1.22)	—	(1.37)	11.74	14.49	1.12		1.08		1.29		306		68
12-31-2011	11.49	0.16	[2]	0.16	0.32	(0.14)	(0.18)	—	(0.32)	11.49	2.88	1.15		1.11		1.39		301		83
12-31-2010	11.46	0.14	[2]	1.40	1.54	(0.15)	(1.36)	—	(1.51)	11.49	13.63	1.22		1.18		1.15		335		62
12-31-2009	9.02	0.17	[2]	2.52	2.69	(0.20)	(0.05)	—	(0.25)	11.46	29.84	1.25		1.21		1.70		337		91
12-31-2008[3]	12.50	0.16	[2]	(3.58)	(3.42)	(0.06)	—	—	(0.06)	9.02	(27.37)[4]	1.42	[5]	1.38	[5]	2.46	[5]	141		55
SERIES NAV
12-31-2012	11.49	0.19	[2]	1.46	1.65	(0.18)	(1.22)	—	(1.40)	11.74	14.76	0.87		0.83		1.56		25		68
12-31-2011	11.49	0.19	[2]	0.15	0.34	(0.16)	(0.18)	—	(0.34)	11.49	3.09	0.90		0.86		1.66		17		83
12-31-2010	11.46	0.17	[2]	1.40	1.57	(0.18)	(1.36)	—	(1.54)	11.49	13.90	0.97		0.93		1.42		5		62
12-31-2009	9.02	0.19	[2]	2.52	2.71	(0.22)	(0.05)	—	(0.27)	11.46	30.12	1.00		0.96		1.89		3		91
12-31-2008[3]	12.50	0.16	[2]	(3.56)	(3.40)	(0.08)	—	—	(0.08)	9.02	(27.23)[4]	1.17	[5]	1.13	[5]	2.26	[5]	1		55
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 4. Not annualized. 5. Annualized. 6. Less than $500,000.

Core Allocation Plus Trust
SERIES I
12-31-2012	9.91	0.14	[2]	1.18	1.32	(0.14)	(0.66)	—	(0.80)	10.43	13.58	1.05		1.04		1.31		20		155
12-31-2011	10.89	0.13	[2]	(0.39)	(0.26)	(0.14)	(0.58)	—	(0.72)	9.91	(2.31)	1.04		1.04		1.20		24		154
12-31-2010	10.13	0.15	[2]	0.90	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.50	1.04		1.04		1.44		27		132
12-31-2009	8.50	0.11	[2]	2.03	2.14	(0.16)	(0.35)	—	(0.51)	10.13	25.20	1.12		1.12		1.16		25		174
12-31-2008[3]	12.50	0.12	[2]	(4.06)	(3.94)	(0.06)	—	—	(0.06)	8.50	(31.50)[4]	1.63		1.63		1.12		11		97
SERIES II
12-31-2012	9.92	0.12	[2]	1.18	1.30	(0.12)	(0.66)	—	(0.78)	10.44	13.35	1.25		1.24		1.14		146		155
12-31-2011	10.90	0.11	[2]	(0.39)	(0.28)	(0.12)	(0.58)	—	(0.70)	9.92	(2.52)	1.24		1.24		1.00		142		154
12-31-2010	10.14	0.13	[2]	0.90	1.03	(0.10)	(0.17)	—	(0.27)	10.90	10.29	1.24		1.24		1.23		161		132
12-31-2009	8.50	0.09	[2]	2.04	2.13	(0.14)	(0.35)	—	(0.49)	10.14	25.10	1.32		1.32		0.98		157		174
12-31-2008[3]	12.50	0.09	[2]	(4.05)	(3.96)	(0.04)	—	—	(0.04)	8.50	(31.67)[4]	1.83		1.83		0.92		56		97
SERIES NAV
12-31-2012	9.91	0.12	[2]	1.20	1.32	(0.15)	(0.66)	—	(0.81)	10.42	13.54	1.00		0.99		1.14		12		155
12-31-2011	10.89	0.13	[2]	(0.39)	(0.26)	(0.14)	(0.58)	—	(0.72)	9.91	(2.26)	0.99		0.99		1.24		77		154
12-31-2010	10.13	0.16	[2]	0.89	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.55	0.99		0.99		1.51		56		132
12-31-2009	8.49	0.12	[2]	2.03	2.15	(0.16)	(0.35)	—	(0.51)	10.13	25.41	1.07		1.07		1.23		22		174
12-31-2008[3]	12.50	0.13	[2]	(4.07)	(3.94)	(0.07)	—	—	(0.07)	8.49	(31.53)[4]	1.59		1.59		1.15		4		97
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The inception date for Series I, Series II and Series NAV shares is 1-2-08. 4. Not annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Fundamental Holdings Trust
SERIES I
12-31-2012	15.51	0.26	[2,3]	1.44	1.70	(0.26)	(0.22)	—	(0.48)	16.73	11.03	0.44	[4]	0.45	[4]	1.60	[3]	—	[5]	57
12-31-2011	15.73	0.27	[2,3]	(0.15)	0.12	(0.26)	(0.08)	—	(0.34)	15.51	0.78	0.44	[4]	0.45	[4]	1.67	[3]	—	[5]	8
12-31-2010[6]	15.31	0.27	[2,3]	0.52	0.79	(0.25)	(0.12)	—	(0.37)	15.73	5.20 [7]	0.43	[4,8]	0.43	[4,8]	2.63	[3,8]	—	[5]	3
SERIES II
12-31-2012	15.51	0.24	[2,3]	1.43	1.67	(0.23)	(0.22)	—	(0.45)	16.73	10.81	0.64	[4]	0.65	[4]	1.46	[3]	310		57
12-31-2011	15.74	0.24	[2,3]	(0.16)	0.08	(0.23)	(0.08)	—	(0.31)	15.51	0.52	0.64	[4]	0.65	[4]	1.51	[3]	257		8
12-31-2010	14.67	0.29	[2,3]	1.12	1.41	(0.22)	(0.12)	—	(0.34)	15.74	9.65	0.66	[4]	0.64	[4]	1.91	[3]	228		3
12-31-2009[9]	12.50	0.40	[2,3]	1.98	2.38	(0.20)	(0.01)	—	(0.21)	14.67	19.05 [7]	0.74	[4,8]	0.60	[4,8]	4.21	[3,8]	105		11
SERIES III
12-31-2012	15.50	0.29	[2,3]	1.44	1.73	(0.30)	(0.22)	—	(0.52)	16.71	11.18	0.24	[4]	0.25	[4]	1.77	[3]	25		57
12-31-2011	15.72	0.31	[2,3]	(0.16)	0.15	(0.29)	(0.08)	—	(0.37)	15.50	0.99	0.24	[4]	0.25	[4]	1.95	[3]	23		8
12-31-2010	14.65	0.34	[2,3]	1.15	1.49	(0.30)	(0.12)	—	(0.42)	15.72	10.08	0.26	[4]	0.24	[4]	2.28	[3]	20		3
12-31-2009[9]	12.50	0.42	[2,3]	2.00	2.42	(0.26)	(0.01)	—	(0.27)	14.65	19.35 [7]	0.34	[4,8]	0.20	[4,8]	4.42	[3,8]	9		11
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.59%, 0.29% – 0.53%, 0.29% – 0.53% and 0.29% – 0.54% based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively. 5. Less than $500,000. 6. The inception date for Series I shares is 4-30-10. 7. Not annualized. 8. Annualized. 9. The inception date for Series II and Series III shares is 5-1-09.

Core Global Diversification Trust
SERIES I
12-31-2012	14.99	1.24	[2,3]	0.71	1.95	(1.23)	(0.25)	—	(1.48)	15.46	13.12	0.44	[4]	0.45	[4]	7.76	[3]	—	[5]	53
12-31-2011	16.01	0.32	[2,3]	(0.89)	(0.57)	(0.29)	(0.16)	—	(0.45)	14.99	(3.56)	0.44	[4]	0.45	[4]	2.00	[3]	—	[5]	11
12-31-2010[6]	15.50	0.30	[2,3]	0.68	0.98	(0.28)	(0.19)	—	(0.47)	16.01	6.40 [7]	0.43	[4,8]	0.42	[4,8]	2.89	[3,8]	—	[5]	10
SERIES II
12-31-2012	15.00	1.20	[2,3]	0.72	1.92	(1.20)	(0.25)	—	(1.45)	15.47	12.90	0.64	[4]	0.65	[4]	7.52	[3]	312		53
12-31-2011	16.02	0.25	[2,3]	(0.85)	(0.60)	(0.26)	(0.16)	—	(0.42)	15.00	(3.75)	0.64	[4]	0.65	[4]	1.59	[3]	287		11
12-31-2010	15.21	0.32	[2,3]	0.93	1.25	(0.25)	(0.19)	—	(0.44)	16.02	8.29	0.65	[4]	0.64	[4]	2.12	[3]	279		10
12-31-2009[9]	12.50	0.45	[2,3]	2.46	2.91	(0.20)	— [10]	—	(0.20)	15.21	23.26 [7]	0.74	[4,8]	0.60	[4,8]	4.49	[3,8]	129		20
SERIES III
12-31-2012	14.98	1.24	[2,3]	0.75	1.98	(1.27)	(0.25)	—	(1.52)	15.45	13.35	0.24	[4]	0.25	[4]	7.77	[3]	18		53
12-31-2011	16.00	0.33	[2,3]	(0.87)	(0.54)	(0.32)	(0.16)	—	(0.48)	14.98	(3.36)	0.24	[4]	0.25	[4]	2.09	[3]	18		11
12-31-2010	15.19	0.39	[2,3]	0.92	1.31	(0.31)	(0.19)	—	(0.50)	16.00	8.71	0.25	[4]	0.24	[4]	2.54	[3]	16		10
12-31-2009[9]	12.50	0.50	[2,3]	2.45	2.95	(0.26)	— [10]	—	(0.26)	15.19	23.58 [7]	0.34	[4,8]	0.20	[4,8]	5.02	[3,8]	6		20
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.12% – 0.59%, 0.29% – 0.56%, 0.29% – 0.61% and 0.29% – 0.56% based on the mix of underlying funds held by the Portfolio for the years ended 12-31-12, 12-31-11, 12-31-10 and 12-31-09. 5. Less than $500,000. 6. The inception date for Series I shares is 4-30-10. 7. Not annualized. 8. Annualized. 9. The inception date for Series II and Series III shares is 5-1-09. 10. Less than $0.005 per share.

Disciplined Diversification Trust
SERIES I
12-31-2012	11.74	0.22	[2]	1.26	1.48	(0.30)	(0.17)	—	(0.47)	12.75	12.74	0.94		0.94		1.75		—	[3]	5
12-31-2011	12.32	0.20	[2]	(0.46)	(0.26)	(0.27)	(0.05)	—	(0.32)	11.74	(2.09)	0.91		0.91		1.64		—	[3]	13
12-31-2010	11.03	0.17	[2]	1.31	1.48	(0.19)	—	—	(0.19)	12.32	13.40	0.92		0.87		1.45		—	[3]	5
12-31-2009	8.90	0.16	[2]	2.26	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.22	0.94		0.75		1.72		—	[3]	62
12-31-2008[4]	12.50	0.19	[2]	(3.67)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.87)[5]	1.04	[6]	0.75	[6]	2.63	[6]	1		7
SERIES II
12-31-2012	11.75	0.19	[2]	1.28	1.47	(0.28)	(0.17)	—	(0.45)	12.77	12.59	1.14		1.14		1.54		212		5
12-31-2011	12.33	0.18	[2]	(0.47)	(0.29)	(0.24)	(0.05)	—	(0.29)	11.75	(2.29)	1.11		1.11		1.42		207		13
12-31-2010	11.04	0.15	[2]	1.30	1.45	(0.16)	—	—	(0.16)	12.33	13.18	1.12		1.07		1.33		240		5
12-31-2009	8.91	0.16	[2]	2.24	2.40	(0.19)	(0.08)	—	(0.27)	11.04	26.96	1.14		0.95		1.58		221		62
12-31-2008[4]	12.50	0.15	[2]	(3.64)	(3.49)	(0.09)	(0.01)	—	(0.10)	8.91	(27.96)[5]	1.24	[6]	0.95	[6]	2.13	[6]	117		7
SERIES NAV
12-31-2012	11.74	0.20	[2]	1.29	1.49	(0.31)	(0.17)	—	(0.48)	12.75	12.79	0.89		0.89		1.57		21		5
12-31-2011	12.32	0.21	[2]	(0.47)	(0.26)	(0.27)	(0.05)	—	(0.32)	11.74	(2.04)	0.86		0.86		1.68		130		13
12-31-2010	11.03	0.18	[2]	1.30	1.48	(0.19)	—	—	(0.19)	12.32	13.45	0.87		0.82		1.57		104		5
12-31-2009	8.90	0.17	[2]	2.25	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.27	0.89		0.70		1.66		46		62
12-31-2008[4]	12.50	0.16	[2]	(3.64)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.83)[5]	0.99	[6]	0.70	[6]	2.40	[6]	2		7
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $500,000. 4. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 5. Not annualized. 6. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Emerging Markets Value Trust
SERIES I
12-31-2012	9.86	0.14	[2]	1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13	1.13	1.31	9	14
12-31-2011	15.99	0.17	[2]	(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)	1.13	1.13	1.27	7	18
12-31-2010	13.52	0.09	[2]	2.94	3.03	(0.20)	(0.36)	—	(0.56)	15.99	23.02	1.12	1.12	0.65	11	21
12-31-2009	6.74	0.07	[2]	6.73	6.80	(0.01)	(0.01)	—	(0.02)	13.52	101.12	1.13	1.13	0.68	8	28
12-31-2008	14.64	0.25	[2]	(7.86)	(7.61)	(0.26)	(0.03)	—	(0.29)	6.74	(52.17)	1.14	1.14	2.53	3	19
SERIES NAV
12-31-2012	9.85	0.14	[2]	1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08	1.08	1.34	1,115	14
12-31-2011	15.98	0.18	[2]	(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)	1.08	1.08	1.32	915	18
12-31-2010	13.51	0.11	[2]	2.92	3.03	(0.20)	(0.36)	—	(0.56)	15.98	23.10	1.07	1.07	0.80	1,088	21
12-31-2009	6.73	0.08	[2]	6.72	6.80	(0.01)	(0.01)	—	(0.02)	13.51	101.36	1.08	1.08	0.84	1,028	28
12-31-2008	14.56	0.27	[2]	(7.80)	(7.53)	(0.27)	(0.03)	—	(0.30)	6.73	(51.93)	1.09	1.09	2.42	300	19
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Equity-Income Trust
SERIES I
12-31-2012	13.50	0.31	[2]	2.03	2.34	(0.31)	—	—	(0.31)	15.53	17.44	0.86	0.83	2.11	311	14
12-31-2011	13.87	0.27	[2]	(0.39)	(0.12)	(0.25)	—	—	(0.25)	13.50	(0.81)	0.86	0.83	1.91	311	19	[3]
12-31-2010	12.27	0.23	[2]	1.62	1.85	(0.25)	—	—	(0.25)	13.87	15.12	0.87	0.84	1.84	348	14
12-31-2009	9.96	0.22	[2]	2.32	2.54	(0.23)	—	—	(0.23)	12.27	25.72	0.90	0.86	2.17	352	17	[3]
12-31-2008	16.47	0.34	[2]	(6.14)	(5.80)	(0.35)	(0.36)	—	(0.71)	9.96	(35.96)	0.91	0.87	2.48	344	32
SERIES II
12-31-2012	13.47	0.28	[2]	2.03	2.31	(0.29)	—	—	(0.29)	15.49	17.18	1.06	1.03	1.91	173	14
12-31-2011	13.84	0.24	[2]	(0.38)	(0.14)	(0.23)	—	—	(0.23)	13.47	(1.01)	1.06	1.03	1.73	174	19	[3]
12-31-2010	12.24	0.21	[2]	1.61	1.82	(0.22)	—	—	(0.22)	13.84	14.91	1.07	1.04	1.64	178	14
12-31-2009	9.93	0.20	[2]	2.32	2.52	(0.21)	—	—	(0.21)	12.24	25.54	1.10	1.06	1.96	172	17	[3]
12-31-2008	16.42	0.32	[2]	(6.14)	(5.82)	(0.31)	(0.36)	—	(0.67)	9.93	(36.16)	1.11	1.07	2.30	147	32
SERIES NAV
12-31-2012	13.46	0.32	[2]	2.02	2.34	(0.32)	—	—	(0.32)	15.48	17.47	0.81	0.78	2.17	1,513	14
12-31-2011	13.83	0.27	[2]	(0.38)	(0.11)	(0.26)	—	—	(0.26)	13.46	(0.76)	0.81	0.78	1.98	1,471	19	[3]
12-31-2010	12.23	0.24	[2]	1.62	1.86	(0.26)	—	—	(0.26)	13.83	15.23	0.82	0.79	1.90	1,427	14
12-31-2009	9.93	0.22	[2]	2.32	2.54	(0.24)	—	—	(0.24)	12.23	25.75	0.85	0.81	2.13	1,390	17	[3]
12-31-2008	16.43	0.35	[2]	(6.13)	(5.78)	(0.36)	(0.36)	—	(0.72)	9.93	(35.94)	0.86	0.82	2.55	808	32
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.
Financial Services Trust
SERIES I
12-31-2012	10.52	0.12	[2]	1.77	1.89	(0.09)	—	—	(0.09)	12.32	18.05	0.91	0.91	0.99	97	26
12-31-2011	11.84	0.10	[2]	(1.23)	(1.13)	(0.19)	—	—	(0.19)	10.52	(9.51)	0.94	0.93	0.90	92	12
12-31-2010	10.58	0.09	[2]	1.21	1.30	(0.04)	—	—	(0.04)	11.84	12.25	0.93	0.93	0.80	125	15
12-31-2009	7.53	0.05	[2]	3.06	3.11	(0.06)	—	—	(0.06)	10.58	41.41	0.96	0.96	0.63	45	13
12-31-2008	14.54	0.10	[2]	(6.34)	(6.24)	(0.09)	(0.68)	—	(0.77)	7.53	(44.65)	0.95	0.95	0.91	33	11
SERIES II
12-31-2012	10.48	0.09	[2]	1.77	1.86	(0.07)	—	—	(0.07)	12.27	17.82	1.11	1.11	0.79	23	26
12-31-2011	11.79	0.08	[2]	(1.22)	(1.14)	(0.17)	—	—	(0.17)	10.48	(9.66)	1.14	1.13	0.71	23	12
12-31-2010	10.54	0.06	[2]	1.20	1.26	(0.01)	—	—	(0.01)	11.79	12.00	1.13	1.13	0.58	32	15
12-31-2009	7.51	0.04	[2]	3.04	3.08	(0.05)	—	—	(0.05)	10.54	40.98	1.16	1.16	0.43	34	13
12-31-2008	14.48	0.08	[2]	(6.30)	(6.22)	(0.07)	(0.68)	—	(0.75)	7.51	(44.75)	1.15	1.15	0.71	26	11
SERIES NAV
12-31-2012	10.51	0.12	[2]	1.77	1.89	(0.10)	—	—	(0.10)	12.30	18.03	0.86	0.86	1.04	18	26
12-31-2011	11.82	0.11	[2]	(1.22)	(1.11)	(0.20)	—	—	(0.20)	10.51	(9.39)	0.89	0.88	0.95	18	12
12-31-2010	10.57	0.09	[2]	1.20	1.29	(0.04)	—	—	(0.04)	11.82	12.22	0.88	0.88	0.83	23	15
12-31-2009	7.52	0.06	[2]	3.06	3.12	(0.07)	—	—	(0.07)	10.57	41.53	0.91	0.91	0.68	25	13
12-31-2008	14.53	0.11	[2]	(6.34)	(6.23)	(0.10)	(0.68)	—	(0.78)	7.52	(44.63)	0.90	0.90	0.97	20	11
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2012	9.51	0.31	[2,3]	1.24	1.55	(0.33)	—	—	(0.33)	10.73	16.26	0.12		0.12	[4]	3.04	[3]	47	3
12-31-2011	9.95	0.29	[2,3]	(0.43)	(0.14)	(0.30)	—	—	(0.30)	9.51	(1.41)	0.12		0.12	[4]	2.92	[3]	44	3
12-31-2010	9.33	0.37	[2,3]	0.62	0.99	(0.37)	—	—	(0.37)	9.95	10.67	0.12		0.10	[4]	3.87	[3]	47	5
12-31-2009	7.36	0.39	[2,3]	1.93	2.32	(0.35)	—	—	(0.35)	9.33	31.47	0.12		0.08	[4]	4.68	[3]	43	8
12-31-2008[5]	11.16	0.59	[2,3]	(3.94)	(3.35)	(0.27)	(0.18)	—	(0.45)	7.36	(30.39)[6]	0.15	[7]	0.08	[4,7]	7.77	[3,7]	12	4
SERIES II
12-31-2012	9.52	0.28	[2,3]	1.25	1.53	(0.31)	—	—	(0.31)	10.74	16.03	0.32		0.32	[4]	2.79	[3]	1,184	3
12-31-2011	9.97	0.26	[2,3]	(0.43)	(0.17)	(0.28)	—	—	(0.28)	9.52	(1.71)	0.32		0.32	[4]	2.60	[3]	1,154	3
12-31-2010	9.35	0.33	[2,3]	0.65	0.98	(0.36)	—	—	(0.36)	9.97	10.44	0.32		0.30	[4]	3.51	[3]	1,335	5
12-31-2009	7.38	0.32	[2,3]	1.98	2.30	(0.33)	—	—	(0.33)	9.35	31.12	0.32		0.28	[4]	3.89	[3]	1,358	8
12-31-2008	12.05	0.29	[2,3]	(4.53)	(4.24)	(0.25)	(0.18)	—	(0.43)	7.38	(35.55)	0.33		0.28	[4]	2.94	[3]	1,111	4
SERIES NAV
12-31-2012	9.50	0.38	[2,3]	1.17	1.55	(0.33)	—	—	(0.33)	10.72	16.33	0.07		0.07	[4]	3.69		16	3
12-31-2011	9.95	0.34	[2,3]	(0.48)	(0.14)	(0.31)	—	—	(0.31)	9.50	(1.46)	0.07		0.07	[4]	3.41		10	3
12-31-2010	9.33	0.41	[2,3]	0.59	1.00	(0.38)	—	—	(0.38)	9.95	10.72	0.07		0.05	[4]	4.37		8	5
12-31-2009	7.36	0.53	[2,3]	1.79	2.32	(0.35)	—	—	(0.35)	9.33	31.54	0.07		0.03	[4]	6.34		5	8
12-31-2008[8]	11.26	0.60	[2,3]	(4.22)	(3.62)	(0.28)	—	—	(0.28)	7.36	(32.08)[6]	0.08	[7]	0.03	[4,7]	10.86	[7]	1	4
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.85% – 1.00%, 0.85% – 1.03%, 0.85% – 1.03%, 0.86% – 1.03% and 0.87% – 1.06% based on the mix of underlying funds held by the Portfolio, for years ended 12-31-12, 2-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series I shares is 1-28-08. 6. Not annualized. 7. Annualized. 8. The inception date for Series NAV shares is 4-28-08.

Fundamental All Cap Core Trust
SERIES I
12-31-2012	12.48	0.16	[2]	2.77	2.93	(0.11)	—	—	(0.11)	15.30	23.52	0.76		0.76		1.17		131	38
12-31-2011	12.90	0.13	[2]	(0.41)	(0.28)	(0.14)	—	—	(0.14)	12.48	(2.16)	0.76		0.76		0.98		117	146
12-31-2010	10.90	0.13	[2]	2.01	2.14	(0.14)	—	—	(0.14)	12.90	19.65	0.76		0.76		1.18		142	120
12-31-2009	8.61	0.12	[2]	2.30	2.42	(0.13)	—	—	(0.13)	10.90	28.27	0.75		0.75		1.26		133	147
12-31-2008	15.35	0.18	[2]	(6.81)	(6.63)	(0.11)	—	—	(0.11)	8.61	(43.18)	0.79		0.79		1.42		127	151
SERIES II
12-31-2012	12.47	0.14	[2]	2.76	2.90	(0.08)	—	—	(0.08)	15.29	23.31	0.96		0.96		0.98		67	38
12-31-2011	12.90	0.10	[2]	(0.42)	(0.32)	(0.11)	—	—	(0.11)	12.47	(2.44)	0.96		0.96		0.78		60	146
12-31-2010	10.90	0.11	[2]	2.00	2.11	(0.11)	—	—	(0.11)	12.90	19.40	0.96		0.96		0.97		71	120
12-31-2009	8.61	0.10	[2]	2.30	2.40	(0.11)	—	—	(0.11)	10.90	28.02	0.95		0.95		1.06		69	147
12-31-2008	15.32	0.15	[2]	(6.77)	(6.62)	(0.09)	—	—	(0.09)	8.61	(43.24)	0.99		0.99		1.21		63	151
SERIES NAV
12-31-2012	12.52	0.17	[2]	2.79	2.96	(0.12)	—	—	(0.12)	15.36	23.66	0.71		0.71		1.22		1,149	38
12-31-2011	12.95	0.13	[2]	(0.41)	(0.28)	(0.15)	—	—	(0.15)	12.52	(2.17)	0.71		0.71		1.03		1,032	146
12-31-2010	10.94	0.14	[2]	2.01	2.15	(0.14)	—	—	(0.14)	12.95	19.73	0.71		0.71		1.22		1,171	120
12-31-2009	8.64	0.12	[2]	2.32	2.44	(0.14)	—	—	(0.14)	10.94	28.36	0.70		0.70		1.31		1,100	147
12-31-2008	15.41	0.19	[2]	(6.84)	(6.65)	(0.12)	—	—	(0.12)	8.64	(43.16)	0.74		0.74		1.62		958	151
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Holdings Trust
SERIES I
12-31-2012	10.07	0.19	[2,3]	1.08	1.27	(0.17)	(0.02)	—	(0.19)	11.15	12.64	0.67	[4]	0.53	[4]	1.72	[3]	4		41
12-31-2011	10.34	0.19	[2,3]	(0.30)	(0.11)	(0.16)	—	—	(0.16)	10.07	(1.05)	0.66	[4]	0.66	[4]	1.86	[3]	3		3
12-31-2010	9.51	0.28	[2,3]	0.71	0.99	(0.16)	—	—	(0.16)	10.34	10.35	0.67	[4]	0.65	[4]	2.89	[3]	3		6
12-31-2009	7.61	0.23	[2,3]	1.82	2.05	(0.15)	—	—	(0.15)	9.51	26.88	0.67	[4,5]	0.63	[4]	2.64	[3]	—	[6]	3
12-31-2008	11.91	0.26	[2,3]	(3.96)	(3.70)	(0.27)	(0.33)	—	(0.60)	7.61	(30.92)	0.69	[4,5]	0.64	[4]	2.50	[3]	—	[6]	1
SERIES II
12-31-2012	10.08	0.14	[2,3]	1.12	1.26	(0.16)	(0.02)	—	(0.18)	11.16	12.47	0.82	[4]	0.68	[4]	1.33	[3]	1,002		41
12-31-2011	10.35	0.14	[2,3]	(0.26)	(0.12)	(0.15)	—	—	(0.15)	10.08	(1.20)	0.81	[4]	0.81	[4]	1.30	[3]	992		3
12-31-2010	9.52	0.14	[2,3]	0.83	0.97	(0.14)	—	—	(0.14)	10.35	10.19	0.82	[4]	0.80	[4]	1.38	[3]	1,122		6
12-31-2009	7.62	0.14	[2,3]	1.89	2.03	(0.13)	—	—	(0.13)	9.52	26.68	0.82	[4,5]	0.78	[4]	1.61	[3]	1,089		3
12-31-2008	11.91	0.48	[2,3]	(4.18)	(3.70)	(0.26)	(0.33)	—	(0.59)	7.62	(30.97)	0.84	[4]	0.79	[4]	4.98	[3]	600		1
SERIES III
12-31-2012	10.07	0.19	[2,3]	1.11	1.30	(0.21)	(0.02)	—	(0.23)	11.14	12.92	0.32	[4]	0.24	[4]	1.78	[3]	62		41
12-31-2011	10.34	0.19	[2,3]	(0.26)	(0.07)	(0.20)	—	—	(0.20)	10.07	(0.70)	0.31	[4]	0.31	[4]	1.86	[3]	60		3
12-31-2010	9.51	0.19	[2,3]	0.83	1.02	(0.19)	—	—	(0.19)	10.34	10.71	0.32	[4]	0.30	[4]	1.94	[3]	63		6
12-31-2009	7.61	0.22	[2,3]	1.86	2.08	(0.18)	—	—	(0.18)	9.51	27.27	0.32	[4,5]	0.28	[4]	2.52	[3]	57		3
12-31-2008	11.91	0.75	[2,3]	(4.41)	(3.66)	(0.31)	(0.33)	—	(0.64)	7.61	(30.61)	0.34	[4]	0.29	[4]	8.29	[3]	14		1
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.59%, 0.29% – 0.60%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. Less than $500,000.

Fundamental Large Cap Value Trust
SERIES I
12-31-2012	9.91	0.19	[2]	2.22	2.41	(0.14)	—	—	(0.14)	12.18	24.42	0.76		0.75		1.67		67		42
12-31-2011	9.84	0.15	[2]	0.02	0.17	(0.10)	—	—	(0.10)	9.91	1.75	0.78		0.78		1.53		45		108
12-31-2010	8.83	0.13	[2]	1.06	1.19	(0.18)	—	—	(0.18)	9.84	13.56	0.78	[3]	0.78		1.43		—	[3]	154
12-31-2009	7.24	0.13	[2]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.47	0.78		0.78		1.69		1		150
12-31-2008	12.77	0.20	[2]	(5.46)	(5.26)	(0.27)	—	—	(0.27)	7.24	(41.20)	0.75	[3]	0.75		1.74		—	[3]	176
SERIES II
12-31-2012	9.98	0.16	[2]	2.25	2.41	(0.12)	—	—	(0.12)	12.27	24.23	0.96		0.95		1.46		17		42
12-31-2011	9.90	0.13	[2]	0.03	0.16	(0.08)	—	—	(0.08)	9.98	1.63	0.98		0.98		1.33		13		108
12-31-2010	8.90	0.13	[2]	1.03	1.16	(0.16)	—	—	(0.16)	9.90	13.11	0.98		0.98		1.39		14		154
12-31-2009	7.28	0.11	[2]	1.66	1.77	(0.15)	—	—	(0.15)	8.90	24.50	0.98		0.98		1.50		14		150
12-31-2008	12.83	0.18	[2]	(5.49)	(5.31)	(0.24)	—	—	(0.24)	7.28	(41.36)	0.95		0.95		1.65		13		176
SERIES NAV
12-31-2012	9.91	0.19	[2]	2.23	2.42	(0.15)	—	—	(0.15)	12.18	24.48	0.71		0.70		1.68		441		42
12-31-2011	9.83	0.16	[2]	0.02	0.18	(0.10)	—	—	(0.10)	9.91	1.90	0.73		0.73		1.58		270		108
12-31-2010	8.83	0.14	[2]	1.05	1.19	(0.19)	—	—	(0.19)	9.83	13.51	0.73		0.73		1.60		189		154
12-31-2009	7.24	0.13	[2]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.53	0.73		0.73		1.78		260		150
12-31-2008	12.77	0.21	[2]	(5.46)	(5.25)	(0.28)	—	—	(0.28)	7.24	(41.15)	0.70		0.70		1.91		331		176
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Value Trust
SERIES I
12-31-2012	13.65	0.22	[2]	1.61	1.83	(0.14)	—	—	(0.14)	15.34	13.45	0.85		0.84		1.47		318		10
12-31-2011	14.31	0.13	[2]	(0.67)	(0.54)	(0.12)	—	—	(0.12)	13.65	(3.78)	0.85		0.85		0.94		339		14
12-31-2010	12.79	0.11	[2]	1.56	1.67	(0.15)	—	—	(0.15)	14.31	13.10	0.85		0.85		0.87		429		16
12-31-2009	9.79	0.10	[2]	3.00	3.10	(0.10)	—	—	(0.10)	12.79	31.78	0.83		0.83		0.92		448		22	[3]
12-31-2008	16.50	0.13	[2]	(6.55)	(6.42)	(0.12)	(0.17)	—	(0.29)	9.79	(39.32)	0.86		0.86		1.04		406		28	[3]
SERIES II
12-31-2012	13.63	0.19	[2]	1.60	1.79	(0.11)	—	—	(0.11)	15.31	13.18	1.05		1.04		1.27		260		10
12-31-2011	14.29	0.10	[2]	(0.67)	(0.57)	(0.09)	—	—	(0.09)	13.63	(3.99)	1.05		1.05		0.74		272		14
12-31-2010	12.77	0.09	[2]	1.55	1.64	(0.12)	—	—	(0.12)	14.29	12.88	1.05		1.05		0.67		334		16
12-31-2009	9.77	0.08	[2]	3.00	3.08	(0.08)	—	—	(0.08)	12.77	31.59	1.03		1.03		0.71		344		22	[3]
12-31-2008	16.45	0.12	[2]	(6.55)	(6.43)	(0.08)	(0.17)	—	(0.25)	9.77	(39.46)	1.06		1.06		0.84		282		28	[3]
SERIES NAV
12-31-2012	13.61	0.23	[2]	1.60	1.83	(0.15)	—	—	(0.15)	15.29	13.48	0.80		0.79		1.53		943		10
12-31-2011	14.27	0.14	[2]	(0.68)	(0.54)	(0.12)	—	—	(0.12)	13.61	(3.74)	0.80		0.80		0.99		935		14
12-31-2010	12.75	0.12	[2]	1.56	1.68	(0.16)	—	—	(0.16)	14.27	13.20	0.80		0.80		0.92		990		16
12-31-2009	9.76	0.10	[2]	3.00	3.10	(0.11)	—	—	(0.11)	12.75	31.84	0.78		0.78		0.95		1,034		22	[3]
12-31-2008	16.45	0.15	[2]	(6.55)	(6.40)	(0.12)	(0.17)	—	(0.29)	9.76	(39.27)	0.81		0.81		1.11		684		28	[3]
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.
Global Diversification Trust
SERIES I
12-31-2012	9.56	0.20	[2,3]	1.31	1.51	(0.16)	(0.02)	—	(0.18)	10.89	15.84	0.67	[4]	0.57	[4]	1.89	[2]	13		28
12-31-2011	10.43	0.20	[2,3]	(0.88)	(0.68)	(0.19)	—	—	(0.19)	9.56	(6.49)	0.67	[4]	0.67	[4]	1.93	[2]	8		4
12-31-2010	9.44	0.38	[2,3]	0.81	1.19	(0.20)	—	—	(0.20)	10.43	12.57	0.67	[4]	0.66	[4]	3.93	[2]	6		6
12-31-2009	7.04	0.32	[2,3]	2.24	2.56	(0.16)	—	—	(0.16)	9.44	36.32	0.67	[4]	0.63	[4]	3.58	[2]	1		5
12-31-2008	11.88	0.23	[2,3]	(4.38)	(4.15)	(0.24)	(0.45)	—	(0.69)	7.04	(34.72)	0.69	[4]	0.64	[4]	2.31	[2]	—	[5]	6
SERIES II
12-31-2012	9.57	0.14	[2,3]	1.35	1.49	(0.15)	(0.02)	—	(0.17)	10.89	15.55	0.82	[4]	0.73	[4]	1.38	[2]	760		28
12-31-2011	10.43	0.17	[2,3]	(0.85)	(0.68)	(0.18)	—	—	(0.18)	9.57	(6.54)	0.82	[4]	0.82	[4]	1.61	[2]	740		4
12-31-2010	9.45	0.17	[2,3]	0.99	1.16	(0.18)	—	—	(0.18)	10.43	12.30	0.82	[4]	0.81	[4]	1.80	[2]	890		6
12-31-2009	7.04	0.14	[2,3]	2.42	2.56	(0.15)	—	—	(0.15)	9.45	36.29	0.82	[4]	0.78	[4]	1.73	[2]	861		5
12-31-2008	11.88	0.35	[2,3]	(4.51)	(4.16)	(0.23)	(0.45)	—	(0.68)	7.04	(34.85)	0.84	[4]	0.79	[4]	3.69	[2]	542		6
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.47% – 0.78%, 0.38% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Less than $500,000.

Global Trust
SERIES I
12-31-2012	13.31	0.30	[2]	2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96		0.94		2.04		156		16
12-31-2011	14.48	0.31	[2]	(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)	0.96		0.94		2.14		150		24
12-31-2010	13.64	0.22	[2]	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	0.96		0.94		1.64		178		8
12-31-2009	10.54	0.18	[2]	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	0.96		0.93		1.58		182		10
12-31-2008	17.91	0.33	[2]	(7.40)	(7.07)	(0.30)	—	—	(0.30)	10.54	(39.51)	1.00		0.99		2.26		131		12
SERIES II
12-31-2012	13.27	0.27	[2]	2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16		1.14		1.85		30		16
12-31-2011	14.44	0.28	[2]	(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)	1.16		1.14		1.94		29		24
12-31-2010	13.60	0.19	[2]	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	1.16		1.14		1.45		34		8
12-31-2009	10.51	0.16	[2]	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	1.16		1.13		1.41		36		10
12-31-2008	17.84	0.30	[2]	(7.37)	(7.07)	(0.26)	—	—	(0.26)	10.51	(39.64)	1.20		1.19		2.04		31		12
SERIES NAV
12-31-2012	13.30	0.30	[2]	2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91		0.89		2.09		422		16
12-31-2011	14.47	0.32	[2]	(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)	0.91		0.89		2.18		404		24
12-31-2010	13.63	0.23	[2]	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	0.91		0.89		1.69		472		8
12-31-2009	10.53	0.19	[2]	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	0.91		0.88		1.67		473		10
12-31-2008	17.90	0.32	[2]	(7.38)	(7.06)	(0.31)	—	—	(0.31)	10.53	(39.49)	0.95		0.94		2.22		375		12
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Growth Equity Trust
SERIES NAV
12-31-2012	11.04	0.05	[2]	1.71	1.76	— [3]	—	—	— [3]	12.80	15.97	0.78		0.78		0.43	444	89
12-31-2011	11.50	—	[2,3]	(0.44)	(0.44)	(0.02)	—	—	(0.02)	11.04	(3.86)	0.79		0.79		0.04	429	90
12-31-2010	9.85	0.03	[2]	1.65	1.68	(0.03)	—	—	(0.03)	11.50	17.07	0.79		0.79		0.26	461	86
12-31-2009	7.45	0.03	[2]	2.40	2.43	(0.03)	—	—	(0.03)	9.85	32.59	0.79		0.79		0.35	550	109
12-31-2008[4]	12.50	0.02	[2]	(5.06)	(5.04)	(0.01)	—	—	(0.01)	7.45	(40.36)[5]	0.80	[6]	0.80	[6]	0.23 [6]	299	74
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share. 4. The inception date for Series NAV shares is 4-28-08. 5. Not annualized. 6. Annualized.

Health Sciences Trust
SERIES I
12-31-2012	16.98	(0.08)[2]		5.46	5.38	—	(1.38)	—	(1.38)	20.98	31.89	1.18		1.12		(0.41)	69	29
12-31-2011	15.55	(0.10)[2]		1.73	1.63	—	(0.20)	—	(0.20)	16.98	10.57	1.18		1.13		(0.59)	56	39
12-31-2010	13.44	(0.05)[2,3]		2.16	2.11	—	—	—	—	15.55	15.70	1.17		1.12		(0.37)[3]	53	38
12-31-2009	10.35	(0.05)[2]		3.29	3.24	—	(0.15)	—	(0.15)	13.44	31.81	1.19		1.14		(0.48)	55	35
12-31-2008	15.10	(0.07)[2]		(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.35	(29.90)	1.22		1.17		(0.58)	91	51
SERIES II
12-31-2012	16.60	(0.12)[2]		5.33	5.21	—	(1.38)	—	(1.38)	20.43	31.59	1.38		1.32		(0.61)	67	29
12-31-2011	15.23	(0.13)[2]		1.70	1.57	—	(0.20)	—	(0.20)	16.60	10.39	1.38		1.33		(0.80)	57	39
12-31-2010	13.19	(0.08)[2,3]		2.12	2.04	—	—	—	—	15.23	15.47	1.37		1.32		(0.56)[3]	58	38
12-31-2009	10.18	(0.08)[2]		3.24	3.16	—	(0.15)	—	(0.15)	13.19	31.55	1.39		1.34		(0.69)	54	35
12-31-2008	14.89	(0.10)[2]		(4.30)	(4.40)	—	(0.31)	—	(0.31)	10.18	(30.06)	1.42		1.37		(0.77)	48	51
SERIES NAV
12-31-2012	17.05	(0.07)[2]		5.48	5.41	—	(1.38)	—	(1.38)	21.08	31.93	1.13		1.07		(0.36)	48	29
12-31-2011	15.60	(0.09)[2]		1.74	1.65	—	(0.20)	—	(0.20)	17.05	10.66	1.13		1.08		(0.54)	34	39
12-31-2010	13.47	(0.04)[2,3]		2.17	2.13	—	—	—	—	15.60	15.81	1.12		1.07		(0.31)[3]	28	38
12-31-2009	10.37	(0.05)[2]		3.30	3.25	—	(0.15)	—	(0.15)	13.47	31.85	1.14		1.09		(0.45)	26	35
12-31-2008	15.12	(0.07)[2]		(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.37	(29.86)	1.17		1.12		(0.53)	21	51
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.08 and 0.60%, respectively.

Heritage Trust
SERIES NAV
12-31-2012	10.75	0.01	[2]	1.71	1.72	—	(0.97)	—	(0.97)	11.50	16.11	0.92		0.92		0.10	137	75
12-31-2011	13.21	(0.03)[2]		(0.86)	(0.89)	—	(1.57)	—	(1.57)	10.75	(6.54)	0.92		0.92		(0.25)	128	99
12-31-2010	10.37	(0.03)[2]		2.87	2.84	—	—	—	—	13.21	27.39	0.92		0.92		(0.26)	141	174
12-31-2009	8.83	(0.03)[2]		1.88	1.85	—	(0.31)	—	(0.31)	10.37	21.64	0.96		0.96		(0.32)	134	175
12-31-2008	17.81	(0.07)[2]		(8.44)	(8.51)	—	(0.47)	—	(0.47)	8.83	(48.88)	1.03		1.02		(0.50)	46	205
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
International Core Trust
SERIES I
12-31-2012	8.60	0.26	[2]	1.02	1.28	(0.27)	—	—	(0.27)	9.61	15.05	1.07		1.07		2.93	45	49
12-31-2011	9.77	0.26	[2]	(1.20)	(0.94)	(0.23)	—	—	(0.23)	8.60	(9.57)	1.07		1.07		2.67	47	39
12-31-2010	9.08	0.16	[2]	0.71	0.87	(0.18)	—	—	(0.18)	9.77	9.58	1.07		1.07		1.76	60	43
12-31-2009	8.12	0.18	[2]	1.22	1.40	(0.20)	(0.24)	—	(0.44)	9.08	18.64	1.04		1.04		2.17	64	43
12-31-2008	14.39	0.30	[2]	(5.79)	(5.49)	(0.62)	(0.16)	—	(0.78)	8.12	(38.62)	1.11		1.11		2.52	64	63
SERIES II
12-31-2012	8.67	0.25	[2]	1.02	1.27	(0.25)	—	—	(0.25)	9.69	14.82	1.27		1.27		2.75	20	49
12-31-2011	9.85	0.24	[2]	(1.21)	(0.97)	(0.21)	—	—	(0.21)	8.67	(9.80)	1.27		1.27		2.48	22	39
12-31-2010	9.15	0.14	[2]	0.72	0.86	(0.16)	—	—	(0.16)	9.85	9.38	1.27		1.27		1.56	28	43
12-31-2009	8.18	0.16	[2]	1.23	1.39	(0.18)	(0.24)	—	(0.42)	9.15	18.38	1.24		1.24		1.93	28	43
12-31-2008	14.46	0.27	[2]	(5.80)	(5.53)	(0.59)	(0.16)	—	(0.75)	8.18	(38.70)	1.31		1.31		2.32	26	63
SERIES NAV
12-31-2012	8.57	0.27	[2]	1.01	1.28	(0.27)	—	—	(0.27)	9.58	15.16	1.02		1.02		2.97	653	49
12-31-2011	9.74	0.27	[2]	(1.20)	(0.93)	(0.24)	—	—	(0.24)	8.57	(9.56)	1.02		1.02		2.74	570	39
12-31-2010	9.05	0.16	[2]	0.71	0.87	(0.18)	—	—	(0.18)	9.74	9.67	1.02		1.02		1.80	769	43
12-31-2009	8.10	0.18	[2]	1.22	1.40	(0.21)	(0.24)	—	(0.45)	9.05	18.62	0.99		0.99		2.18	690	43
12-31-2008	14.36	0.31	[2]	(5.78)	(5.47)	(0.63)	(0.16)	—	(0.79)	8.10	(38.58)	1.06		1.06		2.65	627	63
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
SERIES I
12-31-2012[2]	13.84	—	[3,4]	0.56	0.56	(0.09)	—	—	(0.09)	14.31	4.07 [5]	1.01	[6]	1.01	[6]	(0.10)[6]	3	23	[7]
SERIES II
12-31-2012[2]	13.84	(0.01)[3]		0.57	0.56	(0.07)	—	—	(0.07)	14.33	4.05 [5]	1.21	[6]	1.21	[6]	(0.30)[6]	23	23	[7]
SERIES NAV
12-31-2012	12.48	0.15	[3]	1.80	1.95	(0.10)	(0.02)	—	(0.12)	14.31	15.64	0.96		0.96		1.11	479	23	[7]
12-31-2011	13.64	0.21	[3]	(1.18)	(0.97)	(0.16)	(0.03)	—	(0.19)	12.48	(7.12)	0.98		0.98		1.60	227	27
12-31-2010[8]	12.50	—	[3,4]	1.14	1.14	—	—	—	—	13.64	9.12 [5]	1.05	[6]	1.05	[6]	0.02 [6]	157	8
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. The inception date for Series I and II shares is 11-5-12. 3. Based on the average daily shares outstanding. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity. 8. The inception date for Series NAV shares is 9-16-10.

International Small Company Trust
SERIES I
12-31-2012	8.63	0.19	[2]	1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.19	1.18		1.04		1.97	41	3
12-31-2011	10.50	0.18	[2]	(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.23)	1.16		1.04		1.74	41	11
12-31-2010	8.78	0.09	[2]	1.89	1.98	(0.26)	—	—	(0.26)	10.50	22.70	1.15		1.15		1.03	62	13
12-31-2009[3]	9.00	—	[2,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[5]	1.11	[6]	1.11	[6]	(0.12)[6]	65	133	[7]
SERIES II
12-31-2012	8.63	0.17	[2]	1.46	1.63	(0.11)	—	—	(0.11)	10.15	19.00	1.38		1.24		1.78	25	3
12-31-2011	10.50	0.16	[2]	(1.88)	(1.72)	(0.15)	—	—	(0.15)	8.63	(16.42)	1.36		1.24		1.55	26	11
12-31-2010	8.78	0.08	[2]	1.88	1.96	(0.24)	—	—	(0.24)	10.50	22.45	1.35		1.35		0.82	36	13
12-31-2009[3]	9.00	—	[2,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[5]	1.31	[6]	1.31	[6]	(0.33)[6]	34	133	[7]
SERIES NAV
12-31-2012	8.63	0.19	[2]	1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.24	1.13		0.99		1.96	31	3
12-31-2011	10.50	0.18	[2]	(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.18)	1.11		0.99		1.78	35	11
12-31-2010	8.79	0.06	[2]	1.91	1.97	(0.26)	—	—	(0.26)	10.50	22.63	1.10		1.10		0.64	32	13
12-31-2009	6.53	0.09	[2]	2.38	2.47	(0.09)	(0.12)	—	(0.21)	8.79	39.44	1.06		1.06		1.20	131	133	[7]
12-31-2008	12.18	0.18	[2]	(5.71)	(5.53)	(0.12)	—	—	(0.12)	6.53	(45.35)	1.11		1.11		1.89	238	10
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The inception date for Series I and Series II shares is 11-16-09. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity.

International Value Trust
SERIES I
12-31-2012	10.25	0.28	[2]	1.68	1.96	(0.30)	—	—	(0.30)	11.91	19.38	0.97		0.93		2.57	114	19
12-31-2011	12.10	0.33	[2]	(1.88)	(1.55)	(0.30)	—	—	(0.30)	10.25	(12.85)	0.97		0.93		2.76	116	32
12-31-2010	11.42	0.24	[2]	0.67	0.91	(0.23)	—	—	(0.23)	12.10	7.98	0.99		0.98		2.10	162	20	[3]
12-31-2009	9.06	0.22	[2]	2.83	3.05	(0.22)	(0.47)	—	(0.69)	11.42	35.77	0.94		0.93		2.26	175	25
12-31-2008	17.14	0.47	[2]	(7.61)	(7.14)	(0.50)	(0.44)	—	(0.94)	9.06	(42.67)	1.04		1.02		3.47	165	18
SERIES II
12-31-2012	10.24	0.26	[2]	1.67	1.93	(0.28)	—	—	(0.28)	11.89	19.07	1.17		1.13		2.38	98	19
12-31-2011	12.08	0.31	[2]	(1.88)	(1.57)	(0.27)	—	—	(0.27)	10.24	(12.99)	1.17		1.13		2.58	101	32
12-31-2010	11.40	0.21	[2]	0.67	0.88	(0.20)	—	—	(0.20)	12.08	7.77	1.19		1.18		1.91	134	20	[3]
12-31-2009	9.04	0.20	[2]	2.83	3.03	(0.20)	(0.47)	—	(0.67)	11.40	35.59	1.14		1.13		2.04	139	25
12-31-2008	17.09	0.44	[2]	(7.59)	(7.15)	(0.46)	(0.44)	—	(0.90)	9.04	(42.81)	1.24		1.22		3.27	118	18
SERIES NAV
12-31-2012	10.19	0.28	[2]	1.67	1.95	(0.31)	—	—	(0.31)	11.83	19.36	0.92		0.88		2.62	854	19
12-31-2011	12.03	0.32	[2]	(1.86)	(1.54)	(0.30)	—	—	(0.30)	10.19	(12.79)	0.92		0.88		2.71	744	32
12-31-2010	11.36	0.24	[2]	0.66	0.90	(0.23)	—	—	(0.23)	12.03	8.00	0.94		0.93		2.19	750	20	[3]
12-31-2009	9.01	0.21	[2]	2.83	3.04	(0.22)	(0.47)	—	(0.69)	11.36	35.94	0.89		0.88		2.22	536	25
12-31-2008	17.06	0.47	[2]	(7.58)	(7.11)	(0.50)	(0.44)	—	(0.94)	9.01	(42.64)	0.99		0.97		3.49	582	18
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced PS Series
SERIES II
12-31-2012	11.80	0.13 [3,4]	1.11	1.24	(0.10)	(0.02)	—	(0.12)	12.92	10.54	0.36	[7]	0.40	[7]	1.06 [4]	170	31
12-31-2011[2]	12.50	0.25 [3,4]	(0.82)[5]	(0.57)	(0.08)	(0.05)	—	(0.13)	11.80	(4.57)[6]	0.69	[7,8]	0.40	[7,8]	3.12 [4,8]	71	1
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. The inception date for Series II shares is 4-29-11. 3. Based on the average daily shares outstanding. 4. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 6. Not annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.49% – 1.10% and 0.73%% – 1.10% for the periods ended 12-31-12 and 12-31-11. 8. Annualized.

Lifestyle Conservative PS Series
SERIES II
12-31-2012	12.36	0.17 [2,3]	0.76	0.93	(0.14)	— [4]	—	(0.14)	13.15	7.53	0.45	[5]	0.40	[5]	1.34 [2]	59	16
12-31-2011[6]	12.50	0.30 [2,3]	(0.27)[7]	0.03	(0.11)	(0.06)	—	(0.17)	12.36	0.27 [8]	1.11	[5,9]	0.40	[5,9]	3.53 [2,9]	29	4
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Less than $0.005 per share. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-12 and 12-31-11, respectively. 6. The inception date for Series II shares is 4-29-11. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. 8. Not annualized. 9. Annualized.

Lifestyle Growth PS Series
SERIES II
12-31-2012	11.44	0.09 [2,3]	1.33	1.42	(0.08)	(0.03)	—	(0.11)	12.75	12.45	0.36	[4]	0.39	[4]	0.75 [3]	175	45
12-31-2011[5]	12.50	0.19 [2,3]	(1.15)[6]	(0.96)	(0.07)	(0.03)	—	(0.10)	11.44	(7.66)[7]	0.58	[4,8]	0.40	[4,8]	2.46 [3,8]	94	8
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-12 and 12-31-11, respectively. 5. The inception date for Series II shares is 4-29-11. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. 7. Not annualized. 8. Annualized.

Lifestyle Moderate PS Series
SERIES II
12-31-2012	12.04	0.15 [2,3]	1.00	1.15	(0.12)	(0.01)	—	(0.13)	13.06	9.55	0.41	[4]	0.40	[4]	1.21 [3]	84	25
12-31-2011[5]	12.50	0.25 [2,3]	(0.57)[6]	(0.32)	(0.09)	(0.05)	—	(0.14)	12.04	(2.54)[7]	0.97	[4,8]	0.40	[4,8]	3.03 [3,8]	36	—	[9]
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-12 and 12-31-11. 5. The inception date for Series II shares is 4-29-11. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 7. Not annualized. 8. Annualized. 9. Less than 1%.

Mid Cap Stock Trust
SERIES I
12-31-2012	12.83	— [2]	2.85	2.85	—	—	—	—	15.68	22.21	0.93		0.92		0.01	178	115
12-31-2011	14.13	(0.05)[2]	(1.25)	(1.30)	—	—	—	—	12.83	(9.20)	0.93		0.93		(0.35)	175	107
12-31-2010	11.48	(0.03)[2]	2.68	2.65	— [3]	—	—	—	14.13	23.08	0.93		0.93		(0.23)	221	115
12-31-2009	8.74	(0.01)[2]	2.75	2.74	—	—	—	—	11.48	31.35	0.94		0.94		(0.09)	203	175
12-31-2008	15.98	(0.02)[2]	(6.84)	(6.86)	—	(0.38)	—	(0.38)	8.74	(43.76)	0.94		0.94		(0.12)	186	130	[4]
SERIES II
12-31-2012	12.54	(0.03)[2]	2.79	2.76	—	—	—	—	15.30	22.01	1.13		1.12		(0.19)	108	115
12-31-2011	13.84	(0.08)[2]	(1.22)	(1.30)	—	—	—	—	12.54	(9.39)	1.13		1.13		(0.55)	105	107
12-31-2010	11.27	(0.05)[2]	2.62	2.57	—	—	—	—	13.84	22.80	1.13		1.13		(0.43)	135	115
12-31-2009	8.59	(0.03)[2]	2.71	2.68	—	—	—	—	11.27	31.20	1.14		1.14		(0.30)	124	175
12-31-2008	15.76	(0.04)[2]	(6.75)	(6.79)	—	(0.38)	—	(0.38)	8.59	(43.93)	1.14		1.14		(0.32)	107	130	[4]
SERIES NAV
12-31-2012	12.90	0.01 [2]	2.86	2.87	—	—	—	—	15.77	22.25	0.88		0.87		0.07	456	115
12-31-2011	14.19	(0.04)[2]	(1.25)	(1.29)	—	—	—	—	12.90	(9.09)	0.88		0.88		(0.30)	414	107
12-31-2010	11.53	(0.02)[2]	2.68	2.66	— [3]	—	—	—	14.19	23.07	0.88		0.88		(0.18)	466	115
12-31-2009	8.77	— [2,3]	2.76	2.76	—	—	—	—	11.53	31.47	0.89		0.89		(0.05)	440	175
12-31-2008	16.03	(0.01)[2]	(6.87)	(6.88)	—	(0.38)	—	(0.38)	8.77	(43.75)	0.89		0.89		(0.07)	296	130	[4]
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share. 4. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Value Equity Trust
SERIES NAV
12-31-2012	11.08	0.13	[2]	1.80	1.93	(0.12)	(1.72)	—	(1.84)	11.17	18.47	0.94		0.94		1.09		135	51
12-31-2011	12.36	0.09	[2]	(1.15)	(1.06)	(0.08)	(0.14)	—	(0.22)	11.08	(8.49)	0.94		0.94		0.77		130	63
12-31-2010	10.12	0.08	[2]	2.25	2.33	(0.09)	—	—	(0.09)	12.36	23.12	0.93		0.93		0.76		141	60
12-31-2009	7.48	0.12	[2]	2.82	2.94	(0.09)	(0.21)	—	(0.30)	10.12	40.42	0.95		0.95		1.39		136	34
12-31-2008	13.91	0.11	[2]	(6.13)	(6.02)	(0.12)	(0.29)	—	(0.41)	7.48	(44.21)	1.01		1.01		0.92		47	51
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Mid Value Trust
SERIES I
12-31-2012	10.50	0.14	[2]	1.85	1.99	(0.10)	(0.90)	—	(1.00)	11.49	19.42	1.04		0.99		1.21		284	38
12-31-2011	11.12	0.11	[2]	(0.65)	(0.54)	(0.08)	—	—	(0.08)	10.50	(4.83)	1.04		1.00		0.96		271	54
12-31-2010	9.80	0.19	[2]	1.39	1.58	(0.22)	(0.04)	—	(0.26)	11.12	16.16	1.05		1.00		1.88		301	43
12-31-2009	6.74	0.06	[2]	3.05	3.11	(0.05)	—	—	(0.05)	9.80	46.21	1.06		1.02		0.76		260	62	[3]
12-31-2008	10.69	0.13	[2]	(3.77)	(3.64)	(0.11)	(0.20)	—	(0.31)	6.74	(34.72)	1.13		1.08		1.56		33	85
SERIES II
12-31-2012	10.50	0.11	[2]	1.86	1.97	(0.07)	(0.90)	—	(0.97)	11.50	19.29	1.24		1.19		0.99		80	38
12-31-2011	11.12	0.08	[2]	(0.64)	(0.56)	(0.06)	—	—	(0.06)	10.50	(5.04)	1.24		1.20		0.74		83	54
12-31-2010	9.81	0.17	[2]	1.37	1.54	(0.19)	(0.04)	—	(0.23)	11.12	15.79	1.25		1.20		1.65		106	43
12-31-2009	6.74	0.04	[2]	3.06	3.10	(0.03)	—	—	(0.03)	9.81	46.02	1.26		1.22		0.52		105	62	[3]
12-31-2008	10.68	0.08	[2]	(3.73)	(3.65)	(0.09)	(0.20)	—	(0.29)	6.74	(34.88)	1.33		1.28		0.91		8	85
SERIES NAV
12-31-2012	10.47	0.14	[2]	1.84	1.98	(0.10)	(0.90)	—	(1.00)	11.45	19.43	0.99		0.94		1.26		387	38
12-31-2011	11.08	0.11	[2]	(0.63)	(0.52)	(0.09)	—	—	(0.09)	10.47	(4.71)	0.99		0.95		1.02		370	54
12-31-2010	9.77	0.19	[2]	1.38	1.57	(0.22)	(0.04)	—	(0.26)	11.08	16.16	1.00		0.95		1.90		393	43
12-31-2009	6.72	0.07	[2]	3.04	3.11	(0.06)	—	—	(0.06)	9.77	46.27	1.01		0.97		0.88		375	62	[3]
12-31-2008	10.67	0.11	[2]	(3.74)	(3.63)	(0.12)	(0.20)	—	(0.32)	6.72	(34.74)	1.08		1.03		1.16		75	85
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.
Mutual Shares Trust
SERIES I
12-31-2012	9.65	0.18	[2]	1.18	1.36	(0.15)	—	—	(0.15)	10.86	14.13	1.06		1.05		1.73		203	28
12-31-2011	9.84	0.18	[2]	(0.28)	(0.10)	(0.09)	—	—	(0.09)	9.65	(0.94)	1.08		1.08		1.84		190	38
12-31-2010	9.05	0.26	[2,3]	0.78	1.04	(0.25)	—	—	(0.25)	9.84	11.52	1.08		1.08		2.76	[3]	173	30
12-31-2009	7.33	0.12	[2]	1.81	1.93	(0.21)	—	—	(0.21)	9.05	27.16	1.08		1.08		1.45		123	58
12-31-2008[4]	10.91	0.11	[2]	(3.60)	(3.49)	(0.09)	—	—	(0.09)	7.33	(31.98)[5]	1.13	[6]	1.11	[6]	1.38	[6]	18	44
SERIES NAV
12-31-2012	9.65	0.18	[2]	1.17	1.35	(0.15)	—	—	(0.15)	10.85	14.08	1.01		1.00		1.78		426	28
12-31-2011	9.84	0.19	[2]	(0.28)	(0.09)	(0.10)	—	—	(0.10)	9.65	(0.89)	1.03		1.03		1.89		415	38
12-31-2010	9.06	0.26	[2,3]	0.78	1.04	(0.26)	—	—	(0.26)	9.84	11.49	1.03		1.03		2.78	[3]	469	30
12-31-2009	7.33	0.13	[2]	1.81	1.94	(0.21)	—	—	(0.21)	9.06	27.31	1.03		1.03		1.72		468	58
12-31-2008	11.95	0.16	[2]	(4.69)	(4.53)	(0.09)	—	—	(0.09)	7.33	(37.86)	1.07		1.06		1.67		373	44
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.11 and 1.22%, respectively. 4. The inception date for Series I shares is 1-28-08. 5. Not annualized. 6. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Natural Resources Trust
SERIES I
12-31-2012	10.12	0.06	[2]	(0.01)	0.05	(0.08)	—	—	(0.08)	10.09	0.52	1.13	1.12	0.59	11	94
12-31-2011	12.77	0.09	[2]	(2.68)	(2.59)	(0.06)	—	—	(0.06)	10.12	(20.29)	1.11	1.11	0.72	13	87
12-31-2010	11.15	0.06	[2]	1.63	1.69	(0.07)	—	—	(0.07)	12.77	15.21	1.08	1.08	0.52	18	82
12-31-2009	13.43	0.07	[2]	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	1.08	1.08	0.73	17	30
12-31-2008	28.81	0.16	[2]	(14.58)	(14.42)	(0.15)	(0.81)	—	(0.96)	13.43	(51.61)	1.13	1.13	0.66	14	24
SERIES II
12-31-2012	10.01	0.04	[2]	(0.02)	0.02	(0.06)	—	—	(0.06)	9.97	0.22	1.33	1.32	0.38	99	94
12-31-2011	12.62	0.06	[2]	(2.63)	(2.57)	(0.04)	—	—	(0.04)	10.01	(20.38)	1.31	1.31	0.52	125	87
12-31-2010	11.03	0.03	[2]	1.61	1.64	(0.05)	—	—	(0.05)	12.62	14.87	1.28	1.28	0.32	191	82
12-31-2009	13.33	0.05	[2]	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	1.26	1.26	0.50	188	30
12-31-2008	28.54	0.11	[2]	(14.43)	(14.32)	(0.08)	(0.81)	—	(0.89)	13.33	(51.71)	1.33	1.33	0.43	112	24
SERIES NAV
12-31-2012	9.95	0.06	[2]	— [3]	0.06	(0.09)	—	—	(0.09)	9.92	0.58	1.08	1.07	0.62	69	94
12-31-2011	12.56	0.09	[2]	(2.64)	(2.55)	(0.06)	—	—	(0.06)	9.95	(20.27)	1.06	1.06	0.78	68	87
12-31-2010	10.97	0.06	[2]	1.61	1.67	(0.08)	—	—	(0.08)	12.56	15.25	1.03	1.03	0.57	80	82
12-31-2009	13.33	0.06	[2]	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	1.09	1.09	0.62	73	30
12-31-2008	28.63	0.17	[2]	(14.49)	(14.32)	(0.17)	(0.81)	—	(0.98)	13.33	(51.60)	1.08	1.08	0.71	244	24
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share.
Real Estate Securities Trust
SERIES I
12-31-2012	12.26	0.21	[2]	1.90	2.11	(0.24)	—	—	(0.24)	14.13	17.26	0.79	0.79	1.58	95	99
12-31-2011	11.37	0.14	[2]	0.93	1.07	(0.18)	—	—	(0.18)	12.26	9.46	0.79	0.79	1.17	97	86
12-31-2010	8.96	0.21	[2]	2.39	2.60	(0.19)	—	—	(0.19)	11.37	29.19	0.78	0.78	2.09	106	99
12-31-2009	7.10	0.22	[2]	1.88	2.10	(0.24)	—	—	(0.24)	8.96	30.17	0.79	0.79	3.17	94	113
12-31-2008	12.40	0.27	[2]	(5.03)	(4.76)	(0.38)	(0.16)	—	(0.54)	7.10	(39.42)	0.80	0.80	2.45	89	84
SERIES II
12-31-2012	12.28	0.19	[2]	1.90	2.09	(0.21)	—	—	(0.21)	14.16	17.09	0.99	0.99	1.37	72	99
12-31-2011	11.39	0.12	[2]	0.93	1.05	(0.16)	—	—	(0.16)	12.28	9.24	0.99	0.99	0.97	74	86
12-31-2010	8.98	0.19	[2]	2.39	2.58	(0.17)	—	—	(0.17)	11.39	28.87	0.98	0.98	1.90	82	99
12-31-2009	7.11	0.20	[2]	1.90	2.10	(0.23)	—	—	(0.23)	8.98	30.04	0.99	0.99	2.93	71	113
12-31-2008	12.40	0.25	[2]	(5.03)	(4.78)	(0.35)	(0.16)	—	(0.51)	7.11	(39.58)	1.00	1.00	2.26	61	84
SERIES NAV
12-31-2012	12.19	0.22	[2]	1.88	2.10	(0.24)	—	—	(0.24)	14.05	17.33	0.74	0.74	1.65	231	99
12-31-2011	11.30	0.15	[2]	0.93	1.08	(0.19)	—	—	(0.19)	12.19	9.58	0.74	0.74	1.24	214	86
12-31-2010	8.91	0.22	[2]	2.37	2.59	(0.20)	—	—	(0.20)	11.30	29.20	0.73	0.73	2.14	211	99
12-31-2009	7.06	0.22	[2]	1.88	2.10	(0.25)	—	—	(0.25)	8.91	30.26	0.74	0.74	3.21	177	113
12-31-2008	12.34	0.28	[2]	(5.01)	(4.73)	(0.39)	(0.16)	—	(0.55)	7.06	(39.39)	0.75	0.75	2.52	153	84
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Science & Technology Trust
SERIES I
12-31-2012	15.60	(0.03)[2]		1.66	1.63	—	—	—	—	17.23	10.45	1.16	1.13	(0.16)	282	89
12-31-2011	16.91	(0.05)[2]		(1.26)	(1.31)	—	—	—	—	15.60	(7.75)	1.16	1.13	(0.30)	299	115
12-31-2010	13.57	(0.06)[2]		3.40	3.34	—	—	—	—	16.91	24.61	1.16	1.13	(0.40)	370	117
12-31-2009	8.25	(0.01)[2]		5.33	5.32	—	—	—	—	13.57	64.48	1.15	1.12	(0.13)	321	128
12-31-2008	14.85	(0.03)[2]		(6.57)	(6.60)	—	—	—	—	8.25	(44.44)	1.20	1.18	(0.21)	151	132
SERIES II
12-31-2012	15.35	(0.06)[2]		1.63	1.57	—	—	—	—	16.92	10.23	1.36	1.33	(0.37)	41	89
12-31-2011	16.68	(0.09)[2]		(1.24)	(1.33)	—	—	—	—	15.35	(7.97)	1.36	1.33	(0.51)	45	115
12-31-2010	13.41	(0.08)[2]		3.35	3.27	—	—	—	—	16.68	24.38	1.36	1.33	(0.60)	61	117
12-31-2009	8.16	(0.04)[2]		5.29	5.25	—	—	—	—	13.41	64.34	1.35	1.32	(0.33)	57	128
12-31-2008	14.73	(0.05)[2]		(6.52)	(6.57)	—	—	—	—	8.16	(44.60)	1.40	1.38	(0.41)	30	132
SERIES NAV
12-31-2012	15.66	(0.03)[2]		1.68	1.65	—	—	—	—	17.31	10.54	1.11	1.08	(0.15)	13	89
12-31-2011	16.97	(0.04)[2]		(1.27)	(1.31)	—	—	—	—	15.66	(7.72)	1.11	1.08	(0.25)	10	115
12-31-2010	13.61	(0.05)[2]		3.41	3.36	—	—	—	—	16.97	24.69	1.11	1.08	(0.36)	12	117
12-31-2009	8.27	(0.01)[2]		5.35	5.34	—	—	—	—	13.61	64.57	1.10	1.07	(0.07)	7	128
12-31-2008	14.88	(0.02)[2]		(6.59)	(6.61)	—	—	—	—	8.27	(44.42)	1.15	1.13	(0.16)	3	132
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Growth Trust
SERIES I
12-31-2012	9.18	(0.03)[2]	1.51	1.48	—	(1.37)	—	(1.37)	9.29	16.47	1.16	1.15	(0.31)	83	132
12-31-2011	10.12	(0.06)[2]	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.18	(6.81)	1.16	1.15	(0.62)	83	136
12-31-2010	8.29	(0.06)[2]	1.89	1.83	—	—	—	—	10.12	22.07	1.15	1.15	(0.69)	77	139
12-31-2009	6.16	(0.04)[2]	2.17	2.13	—	—	—	—	8.29	34.58	1.15	1.15	(0.54)	55	200
12-31-2008	10.33	(0.02)[2]	(4.05)	(4.07)	—	(0.10)	—	(0.10)	6.16	(39.68)	1.19	1.19	(0.28)	31	191	[3]
SERIES II
12-31-2012	9.03	(0.05)[2]	1.49	1.44	—	(1.37)	—	(1.37)	9.10	16.29	1.36	1.35	(0.51)	31	132
12-31-2011	9.98	(0.08)[2]	(0.62)	(0.70)	—	(0.25)	—	(0.25)	9.03	(7.01)	1.36	1.35	(0.82)	32	136
12-31-2010	8.20	(0.08)[2]	1.86	1.78	—	—	—	—	9.98	21.71	1.35	1.35	(0.89)	36	139
12-31-2009	6.10	(0.05)[2]	2.15	2.10	—	—	—	—	8.20	34.43	1.35	1.35	(0.74)	33	200
12-31-2008	10.25	(0.04)[2]	(4.01)	(4.05)	—	(0.10)	—	(0.10)	6.10	(39.80)	1.39	1.39	(0.47)	27	191	[3]
SERIES NAV
12-31-2012	9.21	(0.02)[2]	1.51	1.49	—	(1.37)	—	(1.37)	9.33	16.52	1.11	1.10	(0.24)	278	132
12-31-2011	10.15	(0.06)[2]	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.21	(6.79)	1.11	1.10	(0.58)	266	136
12-31-2010	8.31	(0.06)[2]	1.90	1.84	—	—	—	—	10.15	22.14	1.10	1.10	(0.64)	291	139
12-31-2009	6.18	(0.03)[2]	2.16	2.13	—	—	—	—	8.31	34.47	1.10	1.10	(0.49)	276	200
12-31-2008	10.34	(0.02)[2]	(4.04)	(4.06)	—	(0.10)	—	(0.10)	6.18	(39.54)	1.14	1.14	(0.23)	181	191	[3]
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.
Small Cap Opportunities Trust
SERIES I
12-31-2012	18.94	0.12 [2]	3.07	3.19	—	—	—	—	22.13	16.84	1.11	1.02	0.59	32	25
12-31-2011	19.58	— [2,3]	(0.62)	(0.62)	(0.02)	—	—	(0.02)	18.94	(3.16)	1.10	1.01	(0.02)	32	36
12-31-2010	15.10	0.02 [2]	4.46	4.48	—	—	—	—	19.58	29.67	1.10	1.02	0.11	45	37
12-31-2009	11.28	(0.01)[2]	3.83	3.82	—	—	—	—	15.10	33.87	1.27	1.19	(0.08)	36	54
12-31-2008	20.65	0.17 [2]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)	1.11	1.11	1.03	33	107
SERIES II
12-31-2012	18.78	0.08 [2]	3.04	3.12	—	—	—	—	21.90	16.61	1.31	1.22	0.37	32	25
12-31-2011	19.44	(0.04)[2]	(0.61)	(0.65)	(0.01)	—	—	(0.01)	18.78	(3.32)	1.30	1.21	(0.21)	33	36
12-31-2010	15.03	(0.01)[2]	4.42	4.41	—	—	—	—	19.44	29.34	1.30	1.22	(0.08)	40	37
12-31-2009	11.25	(0.04)[2]	3.82	3.78	—	—	—	—	15.03	33.60	1.47	1.39	(0.28)	31	54
12-31-2008	20.57	0.14 [2]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)	1.31	1.31	0.83	26	107
SERIES NAV
12-31-2012	18.84	0.13 [2]	3.05	3.18	—	—	—	—	22.02	16.88	1.06	0.97	0.63	91	25
12-31-2011	19.47	0.01 [2]	(0.62)	(0.61)	(0.02)	—	—	(0.02)	18.84	(3.12)	1.05	0.96	0.04	88	36
12-31-2010	15.01	0.03 [2]	4.43	4.46	—	—	—	—	19.47	29.71	1.05	0.97	0.16	98	37
12-31-2009	11.20	— [2,3]	3.81	3.81	—	—	—	—	15.01	34.02	1.22	1.14	— [4]	86	54
12-31-2008	20.53	0.17 [2]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)	1.06	1.06	1.04	86	107
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share. 4. Less than 0.005%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
SERIES I
12-31-2012	18.94	0.23	[2]	2.65	2.88	(0.17)	(0.95)	—	(1.12)	20.70	15.63	1.13	1.13	1.17	270	19
12-31-2011	18.89	0.10	[2]	0.11	0.21	(0.16)	—	—	(0.16)	18.94	1.15	1.14	1.14	0.53	229	20
12-31-2010	15.04	0.15	[2]	3.76	3.91	(0.06)	—	—	(0.06)	18.89	26.04	1.15	1.15	0.92	217	23
12-31-2009	11.76	0.09	[2]	3.27	3.36	(0.08)	—	—	(0.08)	15.04	28.65	1.16	1.16	0.73	137	29
12-31-2008	16.20	0.16	[2]	(4.37)	(4.21)	(0.18)	(0.05)	—	(0.23)	11.76	(26.08)	1.17	1.17	1.08	96	42
SERIES II
12-31-2012	18.89	0.18	[2]	2.67	2.85	(0.13)	(0.95)	—	(1.08)	20.66	15.50	1.33	1.33	0.90	39	19
12-31-2011	18.85	0.06	[2]	0.10	0.16	(0.12)	—	—	(0.12)	18.89	0.90	1.34	1.34	0.32	46	20
12-31-2010	15.00	0.11	[2]	3.77	3.88	(0.03)	—	—	(0.03)	18.85	25.86	1.35	1.35	0.65	53	23
12-31-2009	11.73	0.06	[2]	3.26	3.32	(0.05)	—	—	(0.05)	15.00	28.39	1.36	1.36	0.51	40	29
12-31-2008	16.16	0.13	[2]	(4.36)	(4.23)	(0.15)	(0.05)	—	(0.20)	11.73	(26.31)	1.37	1.37	0.87	48	42
SERIES NAV
12-31-2012	18.90	0.24	[2]	2.66	2.90	(0.18)	(0.95)	—	(1.13)	20.67	15.78	1.08	1.08	1.20	314	19
12-31-2011	18.86	0.11	[2]	0.10	0.21	(0.17)	—	—	(0.17)	18.90	1.15	1.09	1.09	0.58	306	20
12-31-2010	15.01	0.15	[2]	3.77	3.92	(0.07)	—	—	(0.07)	18.86	26.15	1.10	1.10	0.91	313	23
12-31-2009	11.73	0.10	[2]	3.27	3.37	(0.09)	—	—	(0.09)	15.01	28.79	1.11	1.11	0.77	287	29
12-31-2008	16.18	0.16	[2]	(4.37)	(4.21)	(0.19)	(0.05)	—	(0.24)	11.73	(26.12)	1.12	1.12	1.10	134	42
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Small Company Growth Trust
SERIES NAV
12-31-2012	15.50	0.04	[2]	2.80	2.84	—	—	—	—	18.34	18.32	1.07	1.07	0.24	106	28
12-31-2011	15.78	(0.07)[2]		(0.21)[3]	(0.28)	—	—	—	—	15.50	(1.77)	1.08	1.08	(0.42)	101	39
12-31-2010	12.48	(0.06)[2]		3.36	3.30	—	—	—	—	15.78	26.44	1.10	1.10	(0.44)	108	34
12-31-2009	9.54	(0.02)[2,4]		2.96	2.94	—	—	—	—	12.48	30.82	1.13	1.13	(0.21)[4]	103	49
12-31-2008	15.81	(0.05)[2]		(5.97)	(6.02)	—	(0.25)	—	(0.25)	9.54	(38.57)	1.13	1.13	(0.41)	138	40
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.02 and 0.23%, respectively.

Small Company Value Trust
SERIES I
12-31-2012	16.81	0.26	[2]	2.48	2.74	(0.05)	—	—	(0.05)	19.50	16.30	1.13	1.07	1.41	79	5
12-31-2011	17.07	0.06	[2]	(0.22)	(0.16)	(0.10)	—	—	(0.10)	16.81	(0.93)	1.13	1.07	0.38	85	6
12-31-2010	14.26	0.09	[2]	2.93	3.02	(0.21)	—	—	(0.21)	17.07	21.36	1.13	1.07	0.60	105	9
12-31-2009	12.97	0.08	[2]	2.99	3.07	(0.05)	(1.73)	—	(1.78)	14.26	27.69	1.13	1.08	0.63	109	11	[3]
12-31-2008	18.24	0.08	[2]	(4.92)	(4.84)	(0.13)	(0.30)	—	(0.43)	12.97	(27.05)	1.13	1.08	0.48	108	30
SERIES II
12-31-2012	16.66	0.22	[2]	2.46	2.68	(0.02)	—	—	(0.02)	19.32	16.11	1.33	1.27	1.20	73	5
12-31-2011	16.93	0.03	[2]	(0.24)	(0.21)	(0.06)	—	—	(0.06)	16.66	(1.20)	1.33	1.27	0.18	78	6
12-31-2010	14.14	0.06	[2]	2.91	2.97	(0.18)	—	—	(0.18)	16.93	21.15	1.33	1.27	0.41	93	9
12-31-2009	12.88	0.05	[2]	2.97	3.02	(0.03)	(1.73)	—	(1.76)	14.14	27.48	1.33	1.28	0.43	91	11	[3]
12-31-2008	18.11	0.05	[2]	(4.90)	(4.85)	(0.08)	(0.30)	—	(0.38)	12.88	(27.26)	1.33	1.28	0.28	82	30
SERIES NAV
12-31-2012	16.76	0.27	[2]	2.48	2.75	(0.05)	—	—	(0.05)	19.46	16.41	1.08	1.02	1.49	216	5
12-31-2011	17.03	0.08	[2]	(0.24)	(0.16)	(0.11)	—	—	(0.11)	16.76	(0.94)	1.08	1.02	0.44	203	6
12-31-2010	14.23	0.10	[2]	2.92	3.02	(0.22)	—	—	(0.22)	17.03	21.39	1.08	1.02	0.66	215	9
12-31-2009	12.94	0.08	[2]	3.00	3.08	(0.06)	(1.73)	—	(1.79)	14.23	27.82	1.08	1.03	0.68	205	11	[3]
12-31-2008	18.21	0.09	[2]	(4.92)	(4.83)	(0.14)	(0.30)	—	(0.44)	12.94	(27.04)	1.08	1.03	0.58	283	30
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Smaller Company Growth Trust
SERIES I
12-31-2012	16.34	(0.02)[2]		2.60	2.58	—	(1.54)	—	(1.54)	17.38	16.22	1.18		1.03		(0.11)	75	80
12-31-2011	17.59	(0.10)[2]		(1.15)	(1.25)	—	—	—	—	16.34	(7.11)	1.17		1.05		(0.57)	78	89
12-31-2010	14.30	(0.08)[2]		3.61	3.53	—	(0.24)	—	(0.24)	17.59	25.04	1.16		1.04		(0.53)	101	79
12-31-2009[3]	13.59	—	[2,6]	0.71	0.71	—	—	—	—	14.30	5.22 [7]	1.12	[4]	1.01	[4]	(0.26)[4]	95	95	[5]
SERIES II
12-31-2012	16.27	(0.06)[2]		2.59	2.53	—	(1.54)	—	(1.54)	17.26	15.98	1.38		1.23		(0.33)	17	80
12-31-2011	17.55	(0.13)[2]		(1.15)	(1.28)	—	—	—	—	16.27	(7.29)	1.37		1.25		(0.77)	20	89
12-31-2010	14.29	(0.11)[2]		3.61	3.50	—	(0.24)	—	(0.24)	17.55	24.85	1.36		1.24		(0.72)	26	79
12-31-2009[3]	13.59	(0.01)[2]		0.71	0.70	—	—	—	—	14.29	5.15 [7]	1.32	[4]	1.21	[4]	(0.46)[4]	24	95	[5]
SERIES NAV
12-31-2012	16.36	(0.01)[2]		2.60	2.59	—	(1.54)	—	(1.54)	17.41	16.27	1.13		0.98		(0.04)	118	80
12-31-2011	17.60	(0.09)[2]		(1.15)	(1.24)	—	—	—	—	16.36	(7.05)	1.13		1.00		(0.52)	113	89
12-31-2010	14.30	(0.07)[2]		3.61	3.54	—	(0.24)	—	(0.24)	17.60	25.12	1.11		0.99		(0.48)	123	79
12-31-2009	10.61	(0.06)[2]		3.75	3.69	—	—	—	—	14.30	34.78	1.34		1.23		(0.51)	114	95	[5]
12-31-2008[3]	12.50	(0.01)[2]		(1.88)	(1.89)	—	—	—	—	10.61	(15.12)[7]	1.30	[4]	1.18	[4]	(0.30)[4]	93	16
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The inception dates for Series I, Series II and Series NAV shares are 11-16-09, 11-16-09 and 10-7-08, respectively. 4. Annualized. 5. Excludes merger activity. 6. Less than $0.005 per share. 7. Not annualized.

U.S. Equity Trust
SERIES I
12-31-2012[2]	13.85	0.16	[3]	0.22	0.38	(0.20)	—	—	(0.20)	14.03	2.77 [4]	0.84	[5]	0.84	[5]	1.70 [5]	129	44	[6,7]
SERIES II
12-31-2012[2]	13.85	0.14	[3]	0.22	0.36	(0.18)	—	—	(0.18)	14.03	2.60 [4]	1.04	[5]	1.04	[5]	1.50 [5]	8	44	[6,7]
SERIES NAV
12-31-2012	12.65	0.22	[3]	1.37	1.59	(0.21)	—	—	(0.21)	14.03	12.56	0.79		0.79		1.63	791	44	[6]
12-31-2011	11.89	0.19	[3]	0.77	0.96	(0.20)	—	—	(0.20)	12.65	8.13	0.79		0.79		1.55	772	35
12-31-2010	11.18	0.15	[3]	0.73	0.88	(0.17)	—	—	(0.17)	11.89	7.92	0.79		0.79		1.34	809	66
12-31-2009	9.45	0.16	[3]	1.71	1.87	(0.14)	—	—	(0.14)	11.18	19.94	0.80		0.80		1.61	968	33
12-31-2008	13.38	0.16	[3]	(3.81)	(3.65)	(0.28)	—	—	(0.28)	9.45	(27.30)	0.81		0.80		1.34	507	77
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. The inception date for Series I and II shares is 4-30-12. 3. Based on the average daily shares outstanding. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

Utilities Trust
SERIES I
12-31-2012	11.92	0.40	[2]	1.21	1.61	(0.47)	—	—	(0.47)	13.06	13.65	0.97		0.97		3.17	141	52
12-31-2011	11.62	0.46	[2]	0.30	0.76	(0.46)	—	—	(0.46)	11.92	6.65	0.97		0.97		3.77	128	51
12-31-2010	10.42	0.36	[2]	1.10	1.46	(0.26)	—	—	(0.26)	11.62	14.03	0.95		0.95		3.39	116	56
12-31-2009	8.16	0.35	[2,3]	2.35	2.70	(0.44)	—	—	(0.44)	10.42	33.64	0.95		0.95		3.94 [3]	114	70
12-31-2008	14.34	0.30	[2]	(5.67)	(5.37)	(0.35)	(0.46)	—	(0.81)	8.16	(38.64)	1.02		1.02		2.49	94	68
SERIES II
12-31-2012	11.84	0.37	[2]	1.19	1.56	(0.44)	—	—	(0.44)	12.96	13.36	1.17		1.17		2.95	25	52
12-31-2011	11.53	0.43	[2]	0.32	0.75	(0.44)	—	—	(0.44)	11.84	6.58	1.17		1.17		3.59	30	51
12-31-2010	10.35	0.34	[2]	1.08	1.42	(0.24)	—	—	(0.24)	11.53	13.73	1.15		1.15		3.19	32	56
12-31-2009	8.11	0.33	[2,3]	2.33	2.66	(0.42)	—	—	(0.42)	10.35	33.34	1.15		1.15		3.75 [3]	34	70
12-31-2008	14.23	0.27	[2]	(5.61)	(5.34)	(0.32)	(0.46)	—	(0.78)	8.11	(38.73)	1.22		1.22		2.23	30	68
SERIES NAV
12-31-2012	11.91	0.39	[2]	1.21	1.60	(0.47)	—	—	(0.47)	13.04	13.64	0.92		0.92		3.14	27	52
12-31-2011	11.60	0.46	[2]	0.32	0.78	(0.47)	—	—	(0.47)	11.91	6.80	0.92		0.92		3.82	36	51
12-31-2010	10.41	0.37	[2]	1.09	1.46	(0.27)	—	—	(0.27)	11.60	14.00	0.90		0.90		3.49	29	56
12-31-2009	8.16	0.36	[2,3]	2.34	2.70	(0.45)	—	—	(0.45)	10.41	33.58	0.90		0.90		4.03 [3]	21	70
12-31-2008	14.32	0.31	[2]	(5.66)	(5.35)	(0.35)	(0.46)	—	(0.81)	8.16	(38.50)	0.97		0.97		2.62	15	68
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.13, $0.12 and $0.13 for Series I, Series II and Series NAV. The percentage of average net assets was 1.41% for all Series.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Value Trust
SERIES I
12-31-2012	16.58	0.20	[2]	2.68	2.88	(0.15)	—	—	(0.15)	19.31	17.42	0.82	0.81	1.11	409	24
12-31-2011	16.61	0.16	[2]	— [3]	0.16	(0.19)	—	—	(0.19)	16.58	0.98	0.83	0.83	0.93	197	28
12-31-2010	13.72	0.14	[2]	2.90	3.04	(0.15)	—	—	(0.15)	16.61	22.22	0.83	0.83	0.94	218	43
12-31-2009	9.84	0.14	[2]	3.89	4.03	(0.15)	—	—	(0.15)	13.72	41.18	0.84	0.84	1.29	191	70
12-31-2008	17.36	0.16	[2]	(7.09)	(6.93)	(0.16)	(0.43)	—	(0.59)	9.84	(40.87)	0.85	0.85	1.09	133	50
SERIES II
12-31-2012	16.54	0.16	[2]	2.68	2.84	(0.12)	—	—	(0.12)	19.26	17.18	1.02	1.01	0.87	30	24
12-31-2011	16.56	0.12	[2]	0.01	0.13	(0.15)	—	—	(0.15)	16.54	0.84	1.03	1.03	0.73	30	28
12-31-2010	13.68	0.11	[2]	2.89	3.00	(0.12)	—	—	(0.12)	16.56	21.96	1.03	1.03	0.73	35	43
12-31-2009	9.82	0.12	[2]	3.87	3.99	(0.13)	—	—	(0.13)	13.68	40.79	1.04	1.04	1.10	32	70
12-31-2008	17.29	0.13	[2]	(7.05)	(6.92)	(0.12)	(0.43)	—	(0.55)	9.82	(40.96)	1.05	1.05	0.88	27	50
SERIES NAV
12-31-2012	16.56	0.21	[2]	2.68	2.89	(0.16)	—	—	(0.16)	19.29	17.50	0.77	0.76	1.14	24	24
12-31-2011	16.59	0.16	[2]	0.01	0.17	(0.20)	—	—	(0.20)	16.56	1.03	0.78	0.78	0.98	18	28
12-31-2010	13.70	0.14	[2]	2.91	3.05	(0.16)	—	—	(0.16)	16.59	22.31	0.78	0.78	0.98	22	43
12-31-2009	9.83	0.15	[2]	3.88	4.03	(0.16)	—	—	(0.16)	13.70	41.19	0.79	0.79	1.33	17	70
12-31-2008	17.35	0.17	[2]	(7.09)	(6.92)	(0.17)	(0.43)	—	(0.60)	9.83	(40.84)	0.80	0.80	1.20	9	50
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), fifty-five of which are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust (collectively, the JHVIT Feeder Funds), Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series (collectively, the Lifestyle PS Series), Core Fundamental Holdings Trust, Core Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Fundamental Holdings Trust and Global Diversification Trust, operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

Effective March 29, 2012, Value & Restructuring Trust was liquidated.

Effective June 27, 2012, Series III of Global Diversification Trust was liquidated.

Effective December 18, 2012, Strategic Allocation Trust was liquidated.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Portfolios use the following valuation techniques: Equity securities held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Portfolios’ Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Portfolios may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2012, for American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Fundamental Holdings Trust, Global Diversification Trust, Growth Equity Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Small Company Growth Trust and U.S. Equity Trust, all investments are categorized as Level 1 under the hierarchy described above.

For All Cap Core Trust, all investments are categorized as Level 1 under the hierarchy described above, including futures.

For All Cap Value Trust, Small Cap Value Trust and Real Estate Securities Trust, all investments are categorized as Level 1 under the hierarchy described above except for repurchase agreements which are categorized as Level 2.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

For Small Company Value Trust, all investments are categorized as Level 1 under the hierarchy described above except for preferred securities, which are categorized as Level 2.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2012, by major security category or type:

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust
Common Stocks
Consumer Discretionary	$161,505,001	$147,250,291	$14,254,710	—
Consumer Staples	36,653,830	32,042,690	4,611,140	—
Energy	95,479,512	84,211,842	11,267,670	—
Financials	137,707,395	118,714,769	18,992,626	—
Health Care	117,519,065	103,063,505	14,455,560	—
Industrials	114,588,194	104,265,311	10,322,883	—
Information Technology	134,196,879	130,763,610	3,433,269	—
Materials	57,457,572	51,937,895	5,519,677	—
Telecommunication Services	4,215,769	4,215,769	—	—
Utilities	6,638,167	$6,638,167	—	—
Rights	16,223	—	16,223	—
Securities Lending Collateral	84,580,465	84,580,465	—	—
Short-Term Investments	15,600,000	—	15,600,000	—
Total Investments in Securities	$966,158,072	$867,684,314	$98,473,758	—

Blue Chip Growth Trust
Common Stocks
Consumer Discretionary	$397,176,391	$397,176,391	—	—
Consumer Staples	27,502,502	27,502,502	—	—
Energy	81,377,152	81,377,152	—	—
Financials	109,045,976	109,045,976	—	—
Health Care	197,250,161	197,250,161	—	—
Industrials	231,706,919	231,706,919	—	—
Information Technology	566,545,815	548,676,261	$17,869,554	—
Materials	81,955,936	81,955,936	—	—
Telecommunication Services	41,334,659	41,334,659	—	—
Securities Lending Collateral	56,474,466	56,474,466	—	—
Short-Term Investments	7,331,277	7,331,277	—	—
Total Investments in Securities	$1,797,701,254	$1,779,831,700	$17,869,554	—

Capital Appreciation Trust
Common Stocks
Consumer Discretionary	$235,706,041	$205,869,064	$29,836,977	—
Consumer Staples	64,465,382	64,465,382	—	—
Energy	29,628,556	29,628,556	—	—
Financials	28,719,532	28,719,532	—	—
Health Care	166,708,086	166,708,086	—	—
Industrials	89,536,452	89,536,452	—	—
Information Technology	376,247,057	376,247,057	—	—
Materials	19,655,587	19,655,587	—	—
Telecommunication Services	32,635,799	32,635,799	—	—
Securities Lending Collateral	26,615,116	26,615,116	—	—
Short-Term Investments	1,088,568	1,088,568	—	—
Total Investments in Securities	$1,071,006,176	$1,041,169,199	$29,836,977	—

Capital Appreciation Value Trust
Common Stocks
Consumer Discretionary	$31,072,079	$31,072,079	—	—
Consumer Staples	25,013,790	25,013,790	—	—
Energy	12,911,801	12,911,801	—	—
Financials	28,617,711	28,617,711	—	—
Health Care	31,856,802	31,856,802	—	—
Industrials	25,267,236	25,267,236	—	—
Information Technology	31,654,095	31,654,095	—	—
Materials	3,781,115	3,781,115	—	—
Telecommunication Services	387,665	387,665	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Value Trust (continued)
Utilities	$3,306,332	$3,306,332	—	—
Preferred Securities
Consumer Discretionary	1,301,835	1,301,835	—	—
Consumer Staples	418,500	—	$418,500	—
Financials	2,359,291	2,359,291	—	—
Utilities	1,904,873	1,904,873	—	—
Corporate Bonds	33,649,173	—	33,649,173	—
Convertible Bonds	3,263,993	—	3,263,993	—
Term Loans	29,043,188	—	29,043,188	—
Collateralized Mortgage Obligations	17,669,951	—	17,669,951	—
Asset Backed Securities	2,320,846	—	2,320,846	—
Securities Lending Collateral	3,394,457	3,394,457	—	—
Short-Term Investments	46,836,350	44,728,093	2,108,257	—
Total Investments in Securities	$336,031,083	$247,557,175	$88,473,908	—
Other Financial Instruments
Written Options	($663,597)	($663,597)	—	—

Core Allocation Plus Trust
Common Stocks
Consumer Discretionary	$20,692,748	$13,523,151	$7,169,597	—
Consumer Staples	5,701,450	4,865,155	836,295	—
Energy	10,734,621	10,238,584	496,037	—
Financials	21,097,926	14,026,669	7,071,257	—
Health Care	12,490,482	10,950,365	1,540,117	—
Industrials	14,767,285	10,681,240	4,086,045	—
Information Technology	20,094,943	18,406,918	1,688,025	—
Materials	6,546,905	4,312,908	2,233,997	—
Telecommunication Services	1,125,120	1,125,120	—	—
Utilities	1,973,680	1,816,754	156,926	—
U.S. Government & Agency Obligations	20,219,255	—	20,219,255	—
Foreign Government Obligations	584,858	—	584,858	—
Corporate Bonds	23,288,945	—	23,288,945	—
Capital Preferred Securities	108,750	—	108,750	—
Municipal Bonds	2,068,068	—	2,068,068	—
Collateralized Mortgage Obligations	3,620,899	—	3,620,899	—
Asset Backed Securities	1,259,996	—	1,259,996	—
Investment Companies	142,520	142,520	—	—
Rights	4,802	4,802	—	—
Securities Lending Collateral	6,345,886	6,345,886	—	—
Short-Term Investments	10,500,000	—	10,500,000	—
Total Investments in Securities	$183,369,139	$96,440,072	$86,929,067	—
Other Financial Instruments
Futures	$158,571	$183,456	($24,885)	—
Forward Foreign Currency Contracts	($4,121)	—	($4,121)	—
Credit Default Swaps	$214,392	—	$214,392	—

Disciplined Diversification Trust
Common Stocks
Consumer Discretionary	$21,673,339	$14,668,830	$7,004,509	—
Consumer Staples	13,890,970	8,867,926	5,023,044	—
Energy	16,951,231	13,666,528	3,284,703	—
Financials	31,640,537	18,306,320	13,334,081	$136
Health Care	14,686,164	12,031,550	2,653,728	886
Industrials	21,804,023	12,567,155	9,236,785	83
Information Technology	20,882,713	16,777,656	4,105,057	—
Materials	13,145,013	7,505,858	5,634,938	4,217
Telecommunication Services	5,569,203	3,904,943	1,651,358	12,902
Utilities	5,271,585	3,204,882	2,066,703	—
Preferred Securities
Consumer Discretionary	101,026	—	101,026	—
Consumer Staples	19,309	—	19,309	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Disciplined Diversification Trust (continued)
Financials	$47,440	$11,057	$36,383	—
Industrials	29,076	—	29,076	—
Materials	85,963	—	85,963	—
Telecommunication Services	13,042	—	13,042	—
Utilities	25,530	—	25,530	—
U.S. Government & Agency Obligations	65,967,269	—	65,967,269	—
Rights	3,625	1,731	581	$1,313
Warrants	1	—	1	—
Securities Lending Collateral	11,648,289	11,648,289	—	—
Short-Term Investments	435,613	435,613	—	—
Total Investments in Securities	$243,890,961	$123,598,338	$120,273,086	$19,537

Emerging Markets Value Trust
Common Stocks
Brazil	$90,636,415	$63,158,911	$27,477,504	—
Chile	19,080,760	6,772,921	12,307,839	—
China	118,705,797	17,940,398	100,596,470	$168,929
Colombia	704,139	704,139	—	—
Czech Republic	4,780,428	—	4,780,428	—
Hong Kong	56,886,192	3,493,358	53,364,697	28,137
Hungary	5,774,446	—	5,774,446	—
India	89,847,365	3,349,324	86,471,317	26,724
Indonesia	31,217,322	—	31,191,180	26,142
Israel	119,607	—	119,607	—
Malaysia	43,579,345	—	43,579,345	—
Mexico	79,325,593	79,325,593	—	—
Philippines	11,367,075	—	11,367,075	—
Poland	20,920,066	—	20,920,066	—
Russia	55,982,001	—	55,982,001	—
South Africa	88,004,435	15,155,715	72,848,720	—
South Korea	176,562,274	39,927,438	136,634,397	439
Taiwan	146,797,091	4,070,070	142,722,560	4,461
Thailand	35,745,790	—	35,745,790	—
Turkey	26,344,575	—	26,344,575	—
Preferred Securities
Brazil	18,206,764	—	18,206,764	—
Colombia	463,059	463,059	—	—
Malaysia	43,233	—	43,233	—
Rights	15,024	225	14,799	—
Warrants	2,335	2,335	—	—
Securities Lending Collateral	76,713,313	76,713,313	—	—
Short-Term Investments	519,543	519,543	—	—
Total Investments in Securities	$1,198,343,987	$311,596,342	$886,492,813	$254,832

Equity-Income Trust
Common Stocks
Consumer Discretionary	$226,264,681	$219,165,943	$7,098,738	—
Consumer Staples	112,117,447	112,117,447	—	—
Energy	278,921,227	278,921,227	—	—
Financials	399,683,924	399,683,924	—	—
Health Care	143,583,031	143,583,031	—	—
Industrials	282,196,197	282,196,197	—	—
Information Technology	161,610,211	161,610,211	—	—
Materials	96,986,031	96,986,031	—	—
Telecommunication Services	76,434,295	63,909,945	12,524,350	—
Utilities	112,362,078	112,362,078	—	—
Preferred Securities
Consumer Discretionary	13,876,679	13,876,679	—	—
Securities Lending Collateral	143,627,178	143,627,178	—	—
Short-Term Investments	71,407,443	71,407,443	—	—
Total Investments in Securities	$2,119,070,422	$2,099,447,334	$19,623,088	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Financial Services Trust
Common Stocks
Consumer Discretionary	$1,923,863	$1,923,863	—	—
Consumer Staples	4,037,225	4,037,225	—	—
Energy	4,305,094	4,305,094	—	—
Financials	115,835,880	97,667,333	$15,866,577	$2,301,970
Information Technology	11,370,942	9,491,364	1,879,578	—
Materials	1	—	—	1
Securities Lending Collateral	13,460,900	13,460,900	—	—
Commercial Paper	931,000	—	931,000	—
Total Investments in Securities	$151,864,905	$130,885,779	$18,677,155	$2,301,971

Fundamental All Cap Core Trust
Common Stocks
Consumer Discretionary	$247,772,351	$247,772,351	—	—
Consumer Staples	67,725,526	29,312,106	$38,413,420	—
Energy	102,901,217	102,901,217	—	—
Financials	333,535,878	333,535,878	—	—
Health Care	80,798,906	80,798,906	—	—
Industrials	160,555,468	160,555,468	—	—
Information Technology	329,123,545	329,123,545	—	—
Short-Term Investments	45,500,000	—	45,500,000	—
Total Investments in Securities	$1,367,912,891	$1,283,999,471	$83,913,420	—

Fundamental Large Cap Value Trust
Common Stocks
Consumer Discretionary	$66,910,859	$59,470,381	$7,440,478	—
Consumer Staples	53,753,783	42,706,292	11,047,491	—
Energy	53,382,515	53,382,515	—	—
Financials	149,191,958	149,191,958	—	—
Health Care	52,324,042	52,324,042	—	—
Industrials	65,200,489	65,200,489	—	—
Information Technology	65,733,982	65,733,982	—	—
Utilities	4,409,269	4,409,269	—	—
Short-Term Investments	21,302,000	—	21,302,000	—
Total Investments in Securities	$532,208,897	$492,418,928	$39,789,969	—

Fundamental Value Trust
Common Stocks
Consumer Discretionary	$133,656,844	$127,869,407	$5,787,437	—
Consumer Staples	272,382,080	251,494,166	20,887,914	—
Energy	145,535,984	145,535,984	—	—
Financials	553,630,699	503,138,888	50,491,811	—
Health Care	46,275,808	46,275,808	—	—
Industrials	76,228,140	38,529,292	37,698,848	—
Information Technology	140,568,680	140,568,680	—	—
Materials	107,754,322	84,042,098	23,712,224	—
Telecommunication Services	2,878,616	2,878,616	—	—
Convertible Bonds	452,146	—	452,146	—
Securities Lending Collateral	39,159,055	39,159,055	—	—
Commercial Paper	32,879,947	—	32,879,947	—
Total Investments in Securities	$1,551,402,321	$1,379,491,994	$171,910,327	—

Global Trust
Common Stocks
Austria	$2,214,718	—	$2,214,718	—
Brazil	4,193,457	$4,193,457	—	—
Canada	7,782,145	7,782,145	—	—
China	4,365,048	3,015,324	1,349,724	—
France	70,853,096	—	70,853,096	—
Germany	31,591,401	—	31,591,401	—
Hong Kong	2,190,490	—	2,190,490	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Trust (continued)
India	$3,627,480	$3,627,480	—	—
Ireland	9,748,382	990,184	$8,758,198	—
Italy	21,385,127	—	21,385,127	—
Japan	19,770,823	—	19,770,823	—
Netherlands	38,450,552	—	38,450,552	—
Portugal	4,356,487	—	4,356,487	—
Singapore	17,865,422	3,864,856	14,000,566	—
South Korea	23,471,933	6,484,545	16,987,388	—
Spain	2,929,476	—	2,929,476	—
Sweden	4,989,774	—	4,989,774	—
Switzerland	45,658,459	10,522,431	35,136,028	—
Taiwan	1,694,251	—	1,694,251	—
Turkey	6,169,515	6,169,515	—	—
United Kingdom	70,496,422	—	70,496,422	—
United States	210,090,055	210,090,055	—	—
Securities Lending Collateral	6,972,477	6,972,477	—	—
Short-Term Investments	7,000,000	—	7,000,000	—
Total Investments in Securities	$617,866,990	$263,712,469	$354,154,521	—

Health Sciences Trust
Common Stocks
Consumer Staples	$1,592,107	$593,787	$998,320	—
Financials	307,776	307,776	—	—
Health Care	177,747,155	161,938,593	15,808,562	—
Industrials	1,065,417	1,065,417	—	—
Information Technology	1,738,898	1,738,898	—	—
Materials	1,135,800	1,135,800	—	—
Preferred Securities
Health Care	122,507	—	—	$122,507
Information Technology	168,800	—	—	168,800
Convertible Bonds
Health Care	115,390	—	115,390	—
Options Purchased	48,900	48,900	—	—
Warrants	46,037	—	46,037	—
Short-Term Investments	1,523,550	1,523,550	—	—
Total Investments in Securities	$185,612,337	$168,352,721	$16,968,309	$291,307
Other Financial Instruments
Written Options	($1,962,898)	($1,962,898)	—	—

Heritage Trust
Common Stocks
Consumer Discretionary	$30,062,518	$30,062,518	—	—
Consumer Staples	11,452,456	11,452,456	—	—
Energy	7,168,620	7,168,620	—	—
Financials	7,837,953	7,837,953	—	—
Health Care	18,549,536	17,192,479	$1,357,057	—
Industrials	20,021,479	20,021,479	—	—
Information Technology	25,227,907	25,073,288	154,619	—
Materials	9,131,268	9,131,268	—	—
Telecommunication Services	3,747,226	3,747,226	—	—
Securities Lending Collateral	14,923,387	14,923,387	—	—
Short-Term Investments	3,909,688	3,909,688	—	—
Total Investments in Securities	$152,032,038	$150,520,362	$1,511,676	—
Other Financial Instruments
Forward Foreign Currency Contracts	$203	—	$203	—

International Core Trust
Common Stocks
Australia	$45,391,956	—	$45,391,956	—
Austria	4,705,290	—	4,705,290	—
Belgium	12,934,542	—	12,934,542	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Core Trust (continued)
Canada	$24,637,042	$24,637,042	—	—
China	543,741	—	$543,741	—
Denmark	7,647,538	—	7,647,538	—
Finland	5,379,379	—	5,379,379	—
France	82,142,057	—	82,142,057	—
Germany	46,974,700	—	46,974,700	—
Greece	1,884,583	—	1,884,583	—
Hong Kong	6,798,046	—	6,798,046	—
Ireland	5,991,178	—	5,991,178	—
Israel	1,024,675	—	1,024,675	—
Italy	40,480,751	—	40,480,751	—
Japan	158,244,525	—	158,244,525	—
Jersey, C.I.	861,379	—	861,379	—
Netherlands	26,079,008	—	26,079,008	—
New Zealand	4,582,085	—	4,582,085	—
Norway	2,828,679	—	2,828,679	—
Portugal	2,044,574	—	2,044,574	—
Singapore	10,215,549	—	10,215,549	—
Spain	48,010,953	—	48,010,953	—
Sweden	6,569,429	—	6,569,429	—
Switzerland	13,295,172	—	13,295,172	—
United Kingdom	130,101,490	—	130,101,490	—
Preferred Securities
Germany	6,194,026	—	6,194,026	—
Rights	85,834	85,834	—	—
Securities Lending Collateral	36,328,260	36,328,260	—	—
Short-Term Investments	18,064,512	18,064,512	—	—
Total Investments in Securities	$750,040,953	$79,115,648	$670,925,305	—
Other Financial Instruments
Futures	($27,765)	$3,113	($30,878)	—
Forward Foreign Currency Contracts	$1,368,735	—	$1,368,735	—

International Growth Stock Trust
Common Stocks
Australia	$25,756,933	—	$25,756,933	—
Belgium	11,487,059	—	11,487,059	—
Brazil	8,746,733	$8,746,733	—	—
Canada	42,077,757	42,077,757	—	—
China	18,534,515	8,402,196	10,132,319	—
Denmark	4,923,930	—	4,923,930	—
France	22,868,892	—	22,868,892	—
Germany	29,672,529	—	29,672,529	—
Hong Kong	17,532,895	—	17,532,895	—
Ireland	2,849,060	—	2,849,060	—
Israel	8,732,108	8,732,108	—	—
Japan	26,569,125	—	26,569,125	—
Mexico	18,380,004	18,380,004	—	—
Netherlands	12,140,973	—	12,140,973	—
Russia	2,592,266	—	2,592,266	—
Singapore	16,414,803	4,704,676	11,710,127	—
South Korea	12,495,527	—	12,495,527	—
Spain	5,726,261	—	5,726,261	—
Sweden	22,133,681	—	22,133,681	—
Switzerland	44,904,437	—	44,904,437	—
Taiwan	5,505,671	—	5,505,671	—
Turkey	5,300,055	—	5,300,055	—
United Kingdom	85,420,185	—	85,420,185	—
Preferred Securities
Germany	8,929,604	—	8,929,604	—
Short-Term Investments	43,999,311	43,999,311	—	—
Total Investments in Securities	$503,694,314	$135,042,785	$368,651,529	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Company Trust
Common Stocks
Australia	$5,875,165	$60,742	$5,788,321	$26,102
Austria	1,049,440	—	1,049,440	—
Bahamas	11,154	—	11,154	—
Belgium	1,209,261	—	1,209,261	—
Bermuda	450,235	—	450,235	—
Canada	8,828,084	8,792,397	35,687	—
Cayman Islands	40,216	40,216	—	—
China	58,753	—	58,753	—
Cyprus	38,591	—	38,591	—
Denmark	818,627	—	818,627	—
Finland	2,332,642	—	2,332,642	—
France	3,444,384	—	3,444,384	—
Germany	4,435,446	—	4,435,446	—
Gibraltar	158,107	—	158,107	—
Greece	868,032	—	865,060	2,972
Guernsey, C.I.	2,875	2,875	—	—
Hong Kong	2,164,670	—	2,133,360	31,310
Ireland	1,535,198	—	1,535,198	—
Isle of Man	10,849	—	10,849	—
Israel	561,009	—	561,009	—
Italy	2,728,928	—	2,728,928	—
Japan	22,486,213	—	22,486,213	—
Jersey, C.I.	89,563	—	89,563	—
Liechtenstein	78,306	—	78,306	—
Luxembourg	314,194	—	314,194	—
Malta	43,473	—	43,473	—
Netherlands	1,948,553	—	1,948,553	—
New Zealand	854,469	—	854,469	—
Norway	967,004	—	967,004	—
Papua New Guinea	9,371	—	9,371	—
Peru	56,890	—	56,890	—
Portugal	377,723	—	377,723	—
Russia	7,429	—	7,429	—
Singapore	1,501,145	—	1,501,145	—
South Africa	2,751	—	—	2,751
Spain	2,019,808	—	2,019,092	716
Sweden	3,367,340	—	3,367,340	—
Switzerland	4,632,534	—	4,632,534	—
United Arab Emirates	46,218	—	46,218	—
United Kingdom	21,408,602	—	21,406,085	2,517
United States	253,477	180,599	72,878	—
Rights	1,470	1,470	—	—
Warrants	233	—	233	—
Securities Lending Collateral	2,887,436	2,887,436	—	—
Total Investments in Securities	$99,975,868	$11,965,735	$87,943,765	$66,368

International Value Trust
Common Stocks
Australia	$2,478,050	—	$2,478,050	—
Belgium	10,632,186	—	10,632,186	—
Brazil	9,490,440	$9,490,440	—	—
Canada	28,848,024	28,848,024	—	—
China	17,760,608	5,223,320	12,537,288	—
Denmark	2,413,767	—	2,413,767	—
France	160,699,349	—	160,699,349	—
Germany	59,567,331	—	59,567,331	—
Hong Kong	27,130,235	—	27,130,235	—
India	13,261,310	—	13,261,310	—
Ireland	8,683,412	—	8,683,412	—
Italy	17,715,167	—	17,715,167	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Value Trust (continued)
Japan	$58,776,634	—	$58,776,634	—
Netherlands	125,005,877	—	125,005,877	—
Norway	44,716,566	—	44,716,566	—
Singapore	21,997,294	$13,776,078	8,221,216	—
South Korea	77,928,465	25,095,644	52,832,821	—
Spain	12,666,434	—	12,666,434	—
Sweden	8,861,345	—	8,861,345	—
Switzerland	120,703,665	8,875,270	111,828,395	—
Taiwan	19,569,828	—	19,569,828	—
United Kingdom	199,009,299	—	199,009,299	—
Securities Lending Collateral	26,724,698	26,724,698	—	—
Short-Term Investments	17,000,000	—	17,000,000	—
Total Investments in Securities	$1,091,639,984	$118,033,474	$973,606,510	—

Mid Cap Stock Trust
Common Stocks
Consumer Discretionary	$173,041,140	$162,665,255	$10,375,885	—
Consumer Staples	10,240,917	10,240,917	—	—
Energy	52,456,394	52,456,394	—	—
Financials	47,890,440	47,890,440	—	—
Health Care	125,874,735	125,874,735	—	—
Industrials	100,092,863	89,753,300	10,339,563	—
Information Technology	157,652,613	157,652,613	—	—
Materials	48,899,313	48,899,313	—	—
Telecommunication Services	7,296,098	7,296,098	—	—
Securities Lending Collateral	167,367,151	167,367,151	—	—
Short-Term Investments	21,300,000	—	21,300,000	—
Total Investments in Securities	$912,111,664	$870,096,216	$42,015,448	—

Mid Cap Value Equity Trust
Common Stocks
Consumer Discretionary	$17,686,822	$17,686,822	—	—
Consumer Staples	3,572,696	3,572,696	—	—
Energy	11,582,295	11,582,295	—	—
Financials	32,095,792	32,095,792	—	—
Health Care	15,085,567	15,085,567	—	—
Industrials	18,255,421	18,255,421	—	—
Information Technology	11,303,586	11,303,586	—	—
Materials	11,421,749	11,421,749	—	—
Telecommunication Services	1,449,670	1,449,670	—	—
Utilities	10,767,408	10,767,408	—	—
Convertible Bonds	264,746	—	$264,746	—
Warrants	93,249	93,249	—	—
Securities Lending Collateral	8,838,445	8,838,445	—	—
Commercial Paper	1,599,999	—	1,599,999	—
Short-Term Investments	253,000	—	253,000	—
Total Investments in Securities	$144,270,445	$142,152,700	$2,117,745	—

Mid Value Trust
Common Stocks
Consumer Discretionary	$69,619,169	$67,434,902	$2,184,267	—
Consumer Staples	75,452,860	75,452,860	—	—
Energy	71,398,477	71,398,477	—	—
Financials	188,966,968	188,390,532	576,436	—
Health Care	50,452,378	50,452,378	—	—
Industrials	64,170,628	64,170,628	—	—
Information Technology	56,922,467	56,922,467	—	—
Materials	59,973,275	59,973,275	—	—
Telecommunication Services	7,789,649	7,789,649	—	—
Utilities	61,460,476	61,460,476	—	—
Convertible Bonds	2,677,606	—	2,677,606	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Value Trust (continued)
Securities Lending Collateral	$99,976,761	$99,976,761	—	—
Short-Term Investments	45,942,126	45,942,126	—	—
Total Investments in Securities	$854,802,840	$849,364,531	$5,438,309	—

Mutual Shares Trust
Common Stocks
Consumer Discretionary	$59,916,647	$45,536,058	$14,380,589	—
Consumer Staples	104,559,007	74,363,865	30,195,142	—
Energy	77,328,782	61,205,614	16,123,168	—
Financials	103,108,797	87,843,122	12,054,518	$3,211,157
Health Care	63,175,302	63,175,302	—	—
Industrials	30,300,579	23,028,860	7,271,719	—
Information Technology	50,738,530	49,280,471	1,458,059	—
Materials	24,535,460	15,690,673	8,844,787	—
Telecommunication Services	10,571,813	—	10,571,813	—
Utilities	14,851,391	11,829,085	3,022,306	—
Corporate Bonds
Consumer Discretionary	4,702,485	—	4,702,485	—
Energy	2,196,030	—	2,196,030	—
Financials	1,449,543	—	1,449,543	—
Industrials	4,286,925	—	4,286,925	—
Telecommunication Services	1,132,961	—	1,132,961	—
Utilities	3,553,800	—	3,553,800	—
Term Loans
Consumer Discretionary	3,335,688	—	3,335,688	—
Financials	1,405,026	—	1,405,026	—
Utilities	4,999,715	—	4,999,715	—
Securities Lending Collateral	21,857,733	21,857,733	—	—
Short-Term Investments	62,512,554	—	62,512,554	—
Total Investments in Securities	$650,518,768	$453,810,783	$193,496,828	$3,211,157
Other Financial Instruments
Forward Foreign Currency Contracts	($4,189,981)	—	($4,189,981)	—

Natural Resources Trust
Common Stocks
Energy	$106,807,043	$84,736,454	$22,070,589	—
Financials	1,033,770	1,033,770	—	—
Industrials	2,077,390	1,130,976	946,414	—
Materials	62,036,827	34,855,303	27,181,524	—
Utilities	4,518,903	4,518,903	—	—
Rights	42,861	42,861	—	—
Warrants	829,504	—	829,504	—
Securities Lending Collateral	12,261,748	12,261,748	—	—
Short-Term Investments	894,000	—	894,000	—
Total Investments in Securities	$190,502,046	$138,580,015	$51,922,031	—

Science & Technology Trust
Common Stocks
Consumer Discretionary	$21,399,875	$20,590,487	$809,388	—
Health Care	2,154,272	2,154,272	—	—
Industrials	3,237,664	3,237,664	—	—
Information Technology	282,456,438	263,634,580	18,754,524	$67,334
Materials	4,165,547	4,165,547	—	—
Telecommunication Services	1,502,342	—	1,502,342	—
Preferred Securities
Information Technology	3,471,918	—	464,924	3,006,994
Securities Lending Collateral	56,618,650	56,618,650	—	—
Short-Term Investments	16,941,558	14,698,558	2,243,000	—
Total Investments in Securities	$391,948,264	$365,099,758	$23,774,178	$3,074,328

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Growth Trust
Common Stocks
Consumer Discretionary	$75,484,257	$71,256,835	$4,227,422	—
Consumer Staples	12,015,472	12,015,472	—	—
Energy	25,118,657	25,118,657	—	—
Financials	26,436,401	26,436,401	—	—
Health Care	57,638,600	55,980,115	1,658,485	—
Industrials	69,338,589	69,338,589	—	—
Information Technology	97,958,502	97,958,502	—	—
Materials	25,698,361	25,698,361	—	—
Securities Lending Collateral	108,954,590	108,954,590	—	—
Short-Term Investments	1,100,000	—	1,100,000	—
Total Investments in Securities	$499,743,429	$492,757,522	$6,985,907	—

Small Cap Opportunities Trust
Common Stocks
Consumer Discretionary	$22,005,360	$22,005,360	—	—
Consumer Staples	5,773,287	5,773,287	—	—
Energy	11,966,528	11,966,528	—	—
Financials	35,528,671	35,527,950	—	$721
Health Care	13,504,427	13,487,964	—	16,463
Industrials	27,672,896	27,668,801	—	4,095
Information Technology	20,685,134	20,685,134	—	—
Materials	12,502,202	12,502,202	—	—
Telecommunication Services	815,156	815,156	—	—
Utilities	1,348,662	1,348,662	—	—
Securities Lending Collateral	36,062,063	36,062,063	—	—
Short-Term Investments	583,100	583,100	—	—
Total Investments in Securities	$188,447,486	$188,426,207	—	$21,279

Smaller Company Growth Trust
Common Stocks
Consumer Discretionary	$31,149,272	$31,149,272	—	—
Consumer Staples	3,631,618	3,631,618	—	—
Energy	14,581,532	14,581,532	—	—
Financials	16,498,887	16,498,887	—	—
Health Care	38,932,224	38,931,779	—	$445
Industrials	44,473,881	44,469,245	$4,636	—
Information Technology	42,931,673	42,931,673	—	—
Materials	7,734,853	7,734,853	—	—
Telecommunication Services	5,522,979	5,522,979	—	—
Utilities	71,223	71,223	—	—
Warrants
Energy	167	167	—	—
Securities Lending Collateral	54,973,555	54,973,555	—	—
Short-Term Investments	6,778,516	2,970,516	3,808,000	—
Total Investments in Securities	$267,280,380	$263,467,299	$3,812,636	$445
Other Financial Instruments
Futures	$31,215	$31,215	—	—

Utilities Trust
Common Stocks
Consumer Discretionary	$22,622,122	$20,098,001	$2,524,121	—
Energy	26,615,108	26,615,108	—	—
Telecommunication Services	29,404,948	14,539,905	14,865,043	—
Utilities	97,753,671	66,771,106	30,982,565	—
Preferred Securities
Utilities	9,987,459	7,312,693	2,674,766	—
Corporate Bonds
Energy	1,217,700	—	1,217,700	—
Utilities	1,072,565	—	1,072,565	—
Convertible Bonds
Consumer Discretionary	1,461,269	—	1,461,269	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Utilities Trust (continued)
Telecommunication Services	$1,465,913	—	$1,465,913	—
Securities Lending Collateral	18,824,957	$18,824,957	—	—
Total Investments in Securities	$210,425,712	$154,161,770	$56,263,942	—
Other Financial Instruments
Forward Foreign Currency Contracts	($394,082)	—	($394,082)	—

Value Trust
Common Stocks
Consumer Discretionary	$63,176,929	$63,176,929	—	—
Consumer Staples	29,957,505	29,957,505	—	—
Energy	30,832,274	30,832,274	—	—
Financials	91,419,221	91,419,221	—	—
Health Care	33,275,178	33,275,178	—	—
Industrials	46,776,342	46,776,342	—	—
Information Technology	60,055,543	60,055,543	—	—
Materials	34,995,668	34,995,668	—	—
Telecommunication Services	13,055,998	13,055,998	—	—
Utilities	27,563,449	27,563,449	—	—
Preferred Securities
Financials	4,637,766	4,637,766	—	—
Health Care	2,567,813	—	$2,567,813	—
Convertible Bonds
Health Care	5,854,916	—	5,854,916	—
Short-Term Investments	20,953,887	20,953,887		—
Total Investments in Securities	$465,122,489	$456,699,760	$8,422,729	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Financial Services Trust
	Financials	Materials
Balance as of 12-31-11	$15,244,783	$208,484
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Changed in unrealized appreciation (depreciation)	(4,456,023)	(208,483)
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3*	(8,486,790)	—
Balance as of 12-31-12	$2,301,970	$1
Change in unrealized at period end**	$23,987	($208,483)

Science & Technology Trust
	Information Technology
Balance as of 12-31-11	$4,749,134
Accrued discounts/premiums	—
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	(915,756)
Purchases	1,794,281
Sales	—
Transfers into Level 3	—
Transfers out of Level 3*	(2,553,331)
Balance as of 12-31-12	$3,074,328
Change in unrealized at period end**	($654,851)

*	Transfer as a result of Initial Public Offering on previous Direct Placement security.

**	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

Repurchase agreements.  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Term loans (Floating rate loans).  Certain Portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2012, Mutual Shares Trust had $420,784 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Portfolios become aware of the dividends. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Foreign taxes are provided for based on the Portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Capital commitments.  Financial Services Trust may enter into agreements relating to certain capital commitments and may be obligated to perform under such agreements at a future date. Capital commitments are monitored for impairment and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and the Statements of Operations. At December 31, 2012, the Portfolio had unfunded commitments of $2,041,121. In addition, there was no unrealized appreciation (depreciation) associated with these commitments.

Real estate investment trusts.  The Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending.  The Portfolios may lend securities to earn additional income. Each Portfolio receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Portfolios will invest their collateral in JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Portfolios could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Portfolios investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), and accounting standards, and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The Portfolios may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which they invest. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Portfolios to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. Commitment fees for the year ended December 31, 2012 were as follows:

Portfolio	Amount
All Cap Core Trust	$512
All Cap Value Trust	567
Alpha Opportunities Trust	694
American Asset Allocation Trust	932
American Global Growth Trust	451
American Global Small Capitalization Trust	425
American Growth Trust	755
American Growth-Income Trust	772
American High-Income Bond Trust	430
American International Trust	617
American New World Trust	421
Blue Chip Growth Trust	979
Capital Appreciation Trust	742
Capital Appreciation Value Trust	503
Core Allocation Plus Trust	454
Core Fundamental Holdings Trust	504

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Amount
Core Global Diversification Trust	$492
Disciplined Diversification Trust	460
Emerging Markets Value Trust	731
Equity-Income Trust	1,056
Financial Services Trust	442
Franklin Templeton Founding Allocation Trust	793
Fundamental All Cap Core Trust	819
Fundamental Holdings Trust	740
Fundamental Large Cap Value Trust	583
Fundamental Value Trust	901
Global Trust	589
Global Diversification Trust	642
Growth Equity Trust	542
Health Sciences Trust	459
Heritage Trust	440
International Core Trust	619
International Growth Stock Trust	530
International Small Company Trust	426
International Value Trust	719
Lifestyle Balanced PS Series	450
Lifestyle Conservative PS Series	415
Lifestyle Growth PS Series	453
Lifestyle Moderate PS Series	422
Mid Cap Stock Trust	636
Mid Cap Value Equity Trust	439
Mid Value Trust	623
Mutual Shares Trust	598
Natural Resources Trust	907
Real Estate Securities Trust	531
Science & Technology Trust	495
Small Cap Growth Trust	509
Small Cap Opportunities Trust	447
Small Cap Value Trust	586
Small Company Growth Trust	430
Small Company Value Trust	515
Smaller Company Growth Trust	465
U.S. Equity Trust	928
Utilities Trust	458
Value Trust	550

For the year ended December 31, 2012, the Portfolios had no borrowings under the line of credit.

Expenses.  Within the John Hancock Funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class.

Federal income taxes.  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available to offset future net realized capital gains as of December 31, 2012. Availability of a certain amount of the loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforward available as of December 31, 2012:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31				NO EXPIRATION DATE
PORTFOLIO	2015	2016	2017	2018	SHORT TERM	LONG TERM
All Cap Core Trust	—	$145,959,616	$212,244,607	—	—	—
American Asset Allocation Trust	—	—	—	$30,632,576	—	$24,829,213
American Global Growth Trust	—	—	4,448,646	4,007,941	—	8,863,052
American Global Small Capitalization Trust	—	—	—	3,777,289	—	—
American Growth Trust	—	—	19,048,054	13,715,715	—	34,168,431
American Growth-Income Trust	—	—	6,751,535	22,068,724	—	41,001,144
American International Trust	—	—	3,108,508	6,927,959	—	47,921,806
American New World Trust	—	—	842,630	364,550	—	31,184
Blue Chip Growth Trust	—	—	234,679,013	—	—	—
Capital Appreciation Trust	—	13,704,103	57,485,023	—	—	—
Core Global Diversification Trust	—	—	—	—	$1,609,022	5,452,910
Equity-Income Trust	—	—	8,092,767	—	—	—
Franklin Templeton Founding Allocation Trust	—	—	35,829,837	43,590,851	—	62,551,980
Fundamental All Cap Core Trust	—	—	235,450,115	—	—	—
Fundamental Large Cap Value Trust	—	163,602,060	188,786,900	—	—	—
Fundamental Value Trust	$255,095,594	186,635,162	210,530,383	—	—	—
Global Diversification Trust	—	—	3,345,888	14,199,916	—	—
Global Trust	—	—	37,982,520	12,321,700	—	—
Growth Equity Trust	—	—	14,529,292	—	—	—
International Core Trust	—	—	158,028,828	20,744,500	3,141,763	1,836,993
International Growth Stock Trust	126,876,361	143,999,317	—	—	2,460,279	4,094,386

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31				NO EXPIRATION DATE
PORTFOLIO	2015	2016	2017	2018	SHORT TERM	LONG TERM
International Small Company Trust	—	$187,248,608	$157,081,665	$6,569,935	—	$3,744,342
International Value Trust	$3,500,796	145,200,688	268,676,893	—	$2,437,306	27,672,405
Mutual Shares Trust	—	—	47,963,680	—	—	—
Natural Resources Trust	—	—	117,946,970	—	5,266,895	22,616,356
Real Estate Securities Trust	—	392,494,432	189,638,704	—	—	—
Science & Technology Trust	—	—	29,274,324	—	—	—
Small Cap Opportunities Trust	—	—	45,357,445	—	—	—
Small Company Growth Trust	—	—	39,828,958	—	—	—
Small Company Value Trust	—	—	20,377,205	—	—	—
U.S. Equity Trust	—	228,358,357	80,106,502	—	—	—
Utilities Trust	—	—	8,124,849	3,315,740	—	—
Value Trust	—	—	297,096	—	—	—

As of December 31, 2012, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2012, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
All Cap Core Trust	$354,495,859	$29,739,939	($3,616,221)	$26,123,718
All Cap Value Trust	481,585,400	49,404,208	(9,366,025)	40,038,183
Alpha Opportunities Trust	919,105,452	65,020,097	(17,967,477)	47,052,620
American Asset Allocation Trust	1,251,339,358	401,278,831	—	401,278,831
American Global Growth Trust	173,643,135	21,967,435	(24,301,537)	(2,334,102)
American Global Small Capitalization Trust	98,062,491	19,475,904	(28,391,383)	(8,915,479)
American Growth Trust	985,837,261	113,051,077	—	113,051,077
American Growth-Income Trust	1,167,622,391	134,162,175	—	134,162,175
American High-Income Bond Trust	106,635,054	2,778,646	(4,812,695)	(2,034,049)
American International Trust	735,235,645	20,452,197	(60,578,175)	(40,125,978)
American New World Trust	81,286,657	8,022,904	(8,913,365)	(890,461)
Blue Chip Growth Trust	1,272,081,935	533,543,537	(7,924,218)	525,619,319
Capital Appreciation Trust	842,297,465	240,765,284	(12,056,573)	228,708,711
Capital Appreciation Value Trust	305,781,427	31,975,058	(1,725,402)	30,249,656
Core Allocation Plus Trust	175,092,348	11,927,386	(3,650,595)	8,276,791
Core Fundamental Holdings Trust	320,398,253	15,589,693	(804,938)	14,784,755
Core Global Diversification Trust	318,442,706	12,208,500	(696,146)	11,512,354
Disciplined Diversification Trust	202,332,575	53,450,537	(11,892,151)	41,558,386
Emerging Markets Value Trust	1,132,060,036	214,047,963	(147,764,012)	66,283,951
Equity Income Trust	1,789,304,179	399,924,319	(70,158,076)	329,766,243
Financial Services Trust	143,723,314	21,678,801	(13,537,210)	8,141,591
Franklin Templeton Founding Allocation Trust	1,265,617,315	37,830,723	(56,946,944)	(19,116,221)
Fundamental All Cap Core	1,294,834,850	154,509,965	(81,431,924)	73,078,041
Fundamental Holdings Trust	872,190,555	196,042,878	—	196,042,878
Fundamental Large Cap Value Trust	492,857,239	49,868,060	(10,516,402)	39,351,658
Fundamental Value Trust	1,270,573,508	333,158,921	(52,330,108)	280,828,813
Global Trust	641,772,414	76,503,430	(100,408,854)	(23,905,424)
Global Diversification Trust	679,139,880	93,446,965	—	93,446,965
Growth Equity Trust	391,262,174	67,264,705	(3,258,191)	64,006,514
Health Sciences Trust	144,707,841	50,574,981	(9,670,485)	40,904,496
Heritage Trust	128,601,723	24,970,939	(1,540,624)	23,430,315
International Core Trust	744,010,104	59,358,778	(53,327,929)	6,030,849
International Growth Stock Trust	456,451,918	54,484,898	(7,242,502)	47,242,396
International Small Company Trust	107,527,777	18,483,821	(26,035,730)	(7,551,909)
International Value Trust	1,106,316,333	115,231,653	(129,908,002)	(14,676,349)
Lifestyle Balanced PS Series	164,421,630	5,744,842	(242,348)	5,502,494
Lifestyle Conservative PS Series	56,848,882	1,735,488	(34,139)	1,701,349
Lifestyle Growth PS Series	167,697,199	7,205,957	(347,664)	6,858,293
Lifestyle Moderate PS Series	81,546,222	2,855,541	(96,979)	2,758,562
Mid Cap Stock Trust	830,612,054	93,044,241	(11,544,631)	81,499,610
Mid Cap Value Equity Trust	125,420,896	20,851,888	(2,002,339)	18,849,549
Mid Value Trust	774,736,499	107,843,196	(27,776,855)	80,066,341
Mutual Shares Trust	591,064,400	93,698,727	(34,244,359)	59,454,368
Natural Resources Trust	193,256,568	11,918,754	(14,673,276)	(2,754,522)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Real Estate Securities Trust	$397,562,534	$43,068,235	($2,736,962)	$40,331,273
Science & Technology Trust	394,805,651	23,474,185	(26,331,572)	(2,857,387)
Small Cap Growth Trust	466,297,707	42,216,001	(8,770,279)	33,445,722
Small Cap Opportunities Trust	159,037,203	38,287,888	(8,877,605)	29,410,283
Small Cap Value Trust	559,704,447	148,793,466	(7,514,499)	141,278,967
Small Company Growth Trust	107,722,133	26,023,114	(2,778,720)	23,244,394
Small Company Value Trust	352,091,847	105,501,271	(21,304,260)	84,197,011
Smaller Company Growth Trust	240,349,484	35,109,352	(8,178,456)	26,930,896
US Equity Trust	847,265,034	111,340,736	(10,124,375)	101,216,361
Utilities Trust	192,297,479	26,065,328	(7,937,095)	18,128,233
Value Trust	418,452,011	59,285,328	(12,614,850)	46,670,478

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2012 was as follows:

	2012 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$4,080,653	—	—	$4,080,653
All Cap Value Trust	9,647,237	$15,533,785	—	25,181,022
Alpha Opportunities Trust	48,357,399	22,443,844	—	70,801,243
American Asset Allocation Trust	23,960,833	—	—	23,960,833
American Global Growth Trust	579,672	—	—	579,672
American Global Small Capitalization Trust	794,497	—	—	794,497
American Growth Trust	3,493,115	—	—	3,493,115
American Growth-Income Trust	15,893,241	—	—	15,893,241
American High-Income Bond Trust	6,736,943	—	—	6,736,943
American International Trust	6,755,565	—	—	6,755,565
American New World Trust	364,076	—	—	364,076
Blue Chip Growth Trust	2,096,132	—	—	2,096,132
Capital Appreciation Trust	1,985,888	—	—	1,985,888
Capital Appreciation Value Trust	4,238,914	31,580,701	—	35,819,615
Core Allocation Plus Trust	4,016,408	8,786,952	—	12,803,360
Core Fundamental Holdings Trust	5,853,792	3,118,196	—	8,971,988
Core Global Diversification Trust	24,825,752	3,917,721	—	28,743,473
Disciplined Diversification Trust	5,105,885	2,974,043	—	8,079,928
Emerging Markets Value Trust	14,965,713	70,624,904	—	85,590,617
Equity-Income Trust	41,572,187	—	—	41,572,187
Financial Services Trust	1,044,184	—	—	1,044,184
Franklin Templeton Founding Allocation Trust	34,572,188	—	—	34,572,188
Fundamental All Cap Core Trust	10,127,396	—	—	10,127,396
Fundamental Holdings Trust	16,898,968	10,497	—	16,909,465
Fundamental Large Cap Value Trust	6,489,011	—	—	6,489,011
Fundamental Value Trust	14,257,185	—	—	14,257,185
Global Trust	12,823,094	—	—	12,823,094
Global Diversification Trust	11,738,291	—	—	11,738,291
Growth Equity Trust	92,028	—	—	92,028
Health Sciences Trust	1,135,817	10,797,541	—	11,933,358
Heritage Trust	—	10,829,308	—	10,829,308
International Core Trust	19,969,799	—	—	19,969,799
International Growth Stock Trust	3,764,661	—	—	3,764,661
International Small Company Trust	1,201,260	—	—	1,201,260
International Value Trust	27,037,287	—	—	27,037,287
Lifestyle Balanced PS Series	1,541,660	68,649	—	1,610,309
Lifestyle Conservative PS Series	610,577	809	—	611,386
Lifestyle Growth PS Series	1,375,968	143,264	—	1,519,232
Lifestyle Moderate PS Series	825,007	4,646	—	829,653
Mid Cap Value Equity Trust	2,546,908	17,863,187	—	20,410,095
Mid Value Trust	6,318,908	57,768,327	—	64,087,235
Mutual Shares Trust	8,976,022	—	—	8,976,022
Natural Resources Trust	1,329,522	—	—	1,329,522
Real Estate Securities Trust	6,868,058	—	—	6,868,058
Small Cap Growth Trust	11,109,049	41,545,300	—	52,654,349

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2012 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Small Cap Value Trust	$5,342,224	$28,605,787	—	$33,948,011
Small Company Value Trust	829,879	—	—	829,879
Smaller Company Growth Trust	—	18,410,754	—	18,410,754
U.S. Equity Trust	13,708,115	—	—	13,708,115
Utilities Trust	6,964,627	—	—	6,964,627
Value Trust	3,766,934	—	—	3,766,934

The tax character of distributions for the year ended December 31, 2011 was as follows:

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$3,874,025	—	—	$3,874,025
All Cap Value Trust	1,746,314	—	—	1,746,314
Alpha Opportunities Trust	98,539,573	$34,154,312	—	132,693,885
American Asset Allocation Trust	23,371,011	—	—	23,371,011
American Global Growth Trust	1,383,981	—	—	1,383,981
American Global Small Capitalization Trust	896,381	—	—	896,381
American Growth Trust	1,674,237	—	—	1,674,237
American Growth-Income Trust	12,273,909	—	—	12,273,909
American High-Income Bond Trust	7,191,980	—	—	7,191,980
American International Trust	10,251,705	—	—	10,251,705
American New World Trust	1,015,860	—	—	1,015,860
Blue Chip Growth Trust	216,148	—	—	216,148
Capital Appreciation Trust	1,060,908	—	—	1,060,908
Capital Appreciation Value Trust	5,546,993	3,338,668	—	8,885,661
Core Allocation Plus Trust	11,978,191	4,509,114	—	16,487,305
Core Fundamental Holdings Trust	5,317,804	277,340	—	5,595,144
Core Global Diversification Trust	6,675,518	1,736,025	—	8,411,543
Disciplined Diversification Trust	7,487,009	1,195,605	—	8,682,614
Emerging Markets Value Trust	31,148,551	118,092,162	—	149,240,713
Equity-Income Trust	37,272,492	—	—	37,272,492
Financial Services Trust	2,427,723	—	—	2,427,723
Franklin Templeton Founding Allocation Trust	34,648,651	—	—	34,648,651
Fundamental All Cap Core Trust	13,930,371	—	—	13,930,371
Fundamental Holdings Trust	15,318,549	—	—	15,318,549
Fundamental Large Cap Value Trust	3,357,671	—	—	3,357,671
Fundamental Value Trust	13,345,178	—	—	13,345,178
Global Trust	13,093,346	—	—	13,093,346
Global Diversification Trust	13,688,046	—	—	13,688,046
Growth Equity Trust	641,066	—	—	641,066
Health Sciences Trust	—	1,728,990	—	1,728,990
Heritage Trust	11,038,984	5,576,933	—	16,615,917
International Core Trust	17,167,415	—	—	17,167,415
International Growth Stock Trust	3,282,901	—	—	3,282,901
International Small Company Trust	1,904,338	—	—	1,904,338
International Value Trust	27,229,799	—	—	27,229,799
Lifestyle Balanced PS Series	753,031	2,623	—	755,654
Lifestyle Conservative PS Series	400,804	—	—	400,804
Lifestyle Growth PS Series	814,401	—	—	814,401
Lifestyle Moderate PS Series	411,520	3,200	—	414,720
Mid Cap Value Equity Trust	902,757	1,693,281	—	2,596,038
Mid Value Trust	5,669,028	—	—	5,669,028
Mutual Shares Trust	6,083,827	—	—	6,083,827
Natural Resources Trust	1,000,078	—	—	1,000,078
Real Estate Securities Trust	5,736,248	—	—	5,736,248
Small Cap Growth Trust	—	10,280,908	—	10,280,908
Small Cap Opportunities Trust	157,971	—	—	157,971
Small Cap Value Trust	4,884,548	—	—	4,884,548
Small Company Value Trust	2,132,569	—	—	2,132,569
U.S. Equity Trust	12,344,244	—	—	12,344,244
Utilities Trust	7,223,659	—	—	7,223,659
Value Trust	2,768,788	—	—	2,768,788

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under The Regulated Investment Company Modernization Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2012, may be treated as occurring on January 1, 2013, the first day of the Portfolio’s next taxable year. As of December 31, 2012, the components of distributable earnings on a tax basis consisted was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
All Cap Core Trust	$2,019,230	—	$358,204,223	—
All Cap Value Trust	1,286,445	$13,683,014	—	—
Alpha Opportunities Trust	60,281,938	31,695,742	—	—
American Asset Allocation Trust	—	—	55,461,789	—
American Global Growth Trust	—	—	17,319,639	—
American Global Small Capitalization Trust	106,662	—	3,777,289	—
American Growth Trust	—	—	66,932,200	—
American Growth-Income Trust	—	—	69,821,403	—
American High-Income Bond Trust	99,996	1,349,824	—	—
American International Trust	—	—	57,958,273	—
American New World Trust	—	—	1,238,364	—
Blue Chip Growth Trust	5,028,165	—	234,679,013	—
Capital Appreciation Trust	2,560,139	—	71,189,126	—
Capital Appreciation Value Trust	12,156,572	18,739,122	—	—
Core Allocation Plus Trust	11,326,514	7,961,545	—	—
Core Fundamental Holdings Trust	590,925	22,622,124	—	—
Core Global Diversification Trust	—	—	7,061,932	—
Disciplined Diversification Trust	1,725,056	31,780,467	—	—
Emerging Markets Value Trust	11,272,233	30,102,992	—	—
Equity-Income Trust	10,907,711	—	8,092,767	—
Financial Services Trust	321,468	2,044,007	—	—
Franklin Templeton Founding Allocation Trust	—	—	141,972,668	—
Fundamental All Cap Core Trust	7,930,476	—	235,450,115	—
Fundamental Holdings Trust	—	4,154,115	—	—
Fundamental Large Cap Value Trust	2,770,887	—	352,388,960	—
Fundamental Value Trust	9,171,762	—	652,261,139	—
Global Diversification Trust	—	—	17,545,804	—
Global Trust	979,296	—	50,304,220	—
Growth Equity Trust	1,933,333	—	14,529,292	—
Health Sciences Trust	3,879,135	16,587,748	—	—
Heritage Trust	109,391	8,832,409	—	—
International Core Trust	9,274,789	—	183,752,084	—
International Growth Stock Trust	1,039,061	—	277,430,343	—
International Small Company Trust	1,052,660	—	354,644,550	—
International Value Trust	553,481	—	447,488,088	—
Lifestyle Balanced PS Series	1,115,355	3,038,909	—	—
Lifestyle Conservative PS Series	264,691	334,959	—	—
Lifestyle Growth PS Series	1,525,761	4,661,684	—	—
Lifestyle Moderate PS Series	437,766	1,129,377	—	—
Mid Cap Stock Trust	442,684	15,725,371	—	—
Mid Cap Value Equity Trust	474,902	11,611,559	—	—
Mid Value Trust	12,993,044	55,148,056	—	—
Mutual Shares Trust	7,068,401	—	47,963,680	—
Natural Resources Trust	194,861	—	145,830,221	—
Real Estate Securities Trust	2,236,482	—	582,133,136	—
Science & Technology Trust	—	—	29,274,324	—
Small Cap Growth Trust	—	20,834,465	—	—
Small Cap Opportunities Trust	1,115,838	—	45,357,445	—
Small Cap Value Trust	3,124,481	39,213,632	—	—
Small Company Growth Trust	256,056	—	39,828,958	—
Small Company Value Trust	6,562,767	—	20,377,205	—
Smaller Company Growth Trust	1,027,979	15,132,273	—	—
U.S. Equity Trust	3,958,942	—	308,464,859	—
Utilities Trust	1,373,722	—	11,440,589	—
Value Trust	1,566,787	—	297,096	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, wash sale loss deferrals, character of distributions received from portfolio investments, distributions payable, litigation proceeds, Real Estate Investment Trusts, derivative transactions, merger related transactions, partnerships, amortization and accretion on debt securities, and investments in passive foreign investment companies.

New accounting pronouncement.  In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

3.  DERIVATIVE INSTRUMENTS Each Portfolio may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Portfolios. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2012, and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used futures contracts during the year ended December 31, 2012.

All Cap Core Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total notional values ranging from approximately $2.9 million to $4.7 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core Trust	Russell 2000 Mini Index Futures	7	Long	Mar 2013	$592,620	$9,610
	S&P 500 E-Mini Index Futures	58	Long	Mar 2013	4,118,290	(21,420)
						($11,810)

Core Allocation Plus Trust

The Portfolio used futures contracts to manage duration of the Portfolio, manage against anticipated interest rate changes, gain exposure to treasuries markets, gain exposure to foreign bond markets and substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total notional values ranging from approximately $9.6 million to $39.8 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	10-Year Australian Treasury Bond Futures	6	Long	Mar 2013	$768,361	$4,568
	Dow Jones Euro STOXX 50 Index Futures	58	Long	Mar 2013	2,001,969	(24,885)
	MSCI EAFE Mini Index Futures	142	Long	Mar 2013	11,504,130	153,955
	S&P 500 E-Mini Index Futures	29	Long	Mar 2013	2,059,145	(30,859)
	U.S. Treasury 2-Year Note Futures	5	Long	Mar 2013	1,102,344	461
	U.S. Treasury 30-Year Bond Futures	10	Long	Mar 2013	1,475,000	(13,024)
	U.S. Treasury 5-Year Note Futures	14	Long	Mar 2013	1,741,797	(2,214)
	German Euro BUND Futures	4	Short	Mar 2013	(768,951)	(5,320)
	U.S. Treasury 10-Year Note Futures	14	Short	Mar 2013	(1,858,938)	6,542
	U.S. Treasury 5-Year Note Futures	43	Short	Mar 2013	(5,349,805)	6,757
	Ultra Long U.S. Treasury Bond Futures	19	Short	Mar 2013	(3,089,281)	62,590
						$158,571

DERIVATIVE INSTRUMENTS, CONTINUED

Disciplined Diversification Trust

The Portfolio uses futures contracts to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2012, the Portfolio held futures contracts with total values up to approximately $5.6 million, as measured at each quarter end. At December 31, 2012 , the Portfolio held no futures contracts.

International Core Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2012 , the Portfolio held futures contracts with total notional values ranging from approximately $14.2 million to $58.4 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust	ASX SPI 200 Index Futures	37	Long	Mar 2013	$4,433,973	$25,360
	DAX Index Futures	24	Long	Mar 2013	6,033,627	25,672
	FTSE 100 Index Futures	70	Long	Mar 2013	6,643,594	(30,878)
	Hang Seng Index Futures	6	Long	Jan 2013	877,607	7,786
	OMX 30 Index Futures	4	Long	Jan 2013	68,136	349
	S&P TSE 60 Index Futures	27	Short	Mar 2013	(3,862,029)	(56,054)
						($27,765)

Smaller Company Growth Trust

The Portfolio used futures contracts to substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total notional values ranging from approximately $1.1 million to $1.6 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Smaller Company Growth Trust	Russell 2000 Mini Index Futures	15	Long	Mar 2013	$1,269,900	$31,215
						$31,215

Value Trust

The Portfolio used futures contracts to substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total notional values up to $110.3 million. At December 31, 2012, the Portfolio held no futures contracts.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2012, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used forward foreign currency contracts during year ended December 31, 2012.

Capital Appreciation Value Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with total USD notional values ranging up to approximately $2.8 million, as measured at each quarter end. At December 31, 2012, the Portfolio held no forward foreign currency contracts.

Core Allocation Plus Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $2.4 million to $16.0 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	BUYS
	Brazilian Real	32,000	$15,334	Morgan Stanley & Company, Inc.	1/3/2013	$295
	Brazilian Real	32,000	15,659	Royal Bank of Canada	1/3/2013	(31)
	Brazilian Real	32,000	15,431	Royal Bank of Canada	2/4/2013	135
	Euro	1,518,000	2,009,574	Commonwealth Bank of Australia	3/15/2013	(4,666)
	Mexican Peso	933,000	71,797	Royal Bank of Canada	1/15/2013	307
			$2,127,795			($3,960)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	SELLS
	Brazilian Real	32,000	$15,659	Morgan Stanley & Company, Inc.	1/3/2013	$31
	Brazilian Real	32,000	15,508	Royal Bank of Canada	1/3/2013	(121)
	Brazilian Real	215,000	104,750	Goldman Sachs	2/4/2013	168
	Brazilian Real	215,000	104,344	Royal Bank of Canada	2/4/2013	(239)
			$240,261			($161)

Heritage Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $1.1 million to $1.4 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Heritage Trust	SELLS
	Canadian Dollar	504,028	$507,336	UBS AG	1/31/2013	$909
	Euro	734,778	969,390	UBS AG	1/31/2013	(706)
			$1,476,726			$203

International Core Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $121.3 million to $258.1 million, as measured at each quarter end.

\
PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust	BUYS
	Hong Kong Dollar	36,130,741	$4,662,579	Bank of America N.A.	2/22/13	($148)
	Hong Kong Dollar	22,452,903	2,897,392	Barclays Bank PLC	2/22/13	5
	Hong Kong Dollar	48,095,054	6,206,374	Brown Brothers Harriman & Company	2/22/13	(29)
	Hong Kong Dollar	16,119,640	2,080,145	JPMorgan Chase Bank	2/22/13	(13)
	Hong Kong Dollar	36,130,741	4,662,563	Mellon Bank N.A.	2/22/13	(133)
	Hong Kong Dollar	28,717,903	3,705,864	Morgan Stanley & Company, Inc.	2/22/13	(11)
	Hong Kong Dollar	27,382,382	3,533,615	State Street Bank & Trust Company	2/22/13	(101)
	Japanese Yen	876,835,580	10,534,484	JPMorgan Chase Bank	2/22/13	(409,303)
	Pound Sterling	1,283,988	2,066,463	Bank of America N.A.	2/22/13	18,978
	Pound Sterling	972,372	1,566,093	Brown Brothers Harriman & Company	2/22/13	13,225
	Pound Sterling	4,213,301	6,779,833	Deutsche Bank AG	2/22/13	63,371
	Pound Sterling	8,932,353	14,386,894	Mellon Bank N.A.	2/22/13	120,950
	Pound Sterling	2,446,000	3,939,303	Morgan Stanley & Company, Inc.	2/22/13	33,468
	Pound Sterling	2,053,513	3,303,864	State Street Bank & Trust Company	2/22/13	31,432
	Singapore Dollar	8,090,467	6,630,171	Bank of America N.A.	2/22/13	(7,455)
	Singapore Dollar	5,393,644	4,420,404	Barclays Bank PLC	2/22/13	(5,260)
	Singapore Dollar	1,623,721	1,329,502	Brown Brothers Harriman & Company	2/22/13	(352)
	Singapore Dollar	3,508,058	2,872,279	Mellon Bank N.A.	2/22/13	(643)
	Singapore Dollar	3,062,932	2,508,057	Royal Bank of Scotland PLC	2/22/13	(794)
	Singapore Dollar	10,717,150	8,779,937	State Street Bank & Trust Company	2/22/13	(7,062)
	Swedish Krona	8,366,112	1,254,822	Bank of America N.A.	2/22/13	30,247
	Swedish Krona	9,788,888	1,468,062	Barclays Bank PLC	2/22/13	35,552
	Swedish Krona	39,986,561	5,993,558	Deutsche Bank AG	2/22/13	148,545
	Swiss Franc	3,867,780	4,210,085	Bank of America N.A.	2/22/13	23,392
	Swiss Franc	13,121,154	14,087,561	Brown Brothers Harriman & Company	2/22/13	274,192
	Swiss Franc	1,419,839	1,524,119	JPMorgan Chase Bank	2/22/13	29,965
	Swiss Franc	3,867,781	4,193,344	Morgan Stanley & Company, Inc.	2/22/13	40,134
	Swiss Franc	2,578,521	2,786,334	State Street Bank & Trust Company	2/22/13	35,985
			$132,383,701			$468,137

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust, continued	SELLS
	Australian Dollar	2,746,556.00	$2,870,014	Bank of America N.A.	2/22/13	$28,456
	Australian Dollar	6,450,425	6,759,723	Barclays Bank PLC	2/22/13	86,182
	Australian Dollar	935,037	977,378	Mellon Bank N.A.	2/22/13	9,999
	Australian Dollar	4,300,283	4,508,339	Morgan Stanley & Company, Inc.	2/22/13	59,312
	Australian Dollar	8,696,277	9,114,049	State Street Bank & Trust Company	2/22/13	116,974
	Canadian Dollar	1,083,218	1,095,932	Bank of America N.A.	2/22/13	8,057
	Canadian Dollar	5,231,941	5,293,933	Brown Brothers Harriman & Company	2/22/13	39,499
	Canadian Dollar	3,483,809	3,527,551	Deutsche Bank AG	2/22/13	28,764
	Canadian Dollar	2,851,241	2,892,887	JPMorgan Chase Bank	2/22/13	29,388
	Canadian Dollar	3,145,812	3,182,989	Mellon Bank N.A.	2/22/13	23,653
	Canadian Dollar	2,623,189	2,653,546	Royal Bank of Scotland PLC	2/22/13	19,079
	Canadian Dollar	2,851,241	2,889,967	State Street Bank & Trust Company	2/22/13	26,468
	Danish Krone	16,841,979	2,956,419	Barclays Bank PLC	2/22/13	(25,954)
	Danish Krone	16,841,979	2,956,533	Brown Brothers Harriman & Company	2/22/13	(25,839)
	Euro	2,175,661	2,844,424	Bank of America N.A.	2/22/13	(28,551)
	Euro	4,550,096	5,910,984	Barclays Bank PLC	2/22/13	(97,447)
	Euro	3,031,639	3,942,965	Brown Brothers Harriman & Company	2/22/13	(60,334)
	Euro	2,051,955	2,666,864	Deutsche Bank AG	2/22/13	(42,755)
	Euro	2,606,757	3,387,710	JPMorgan Chase Bank	2/22/13	(54,529)
	Euro	1,977,081	2,571,589	Mellon Bank N.A.	2/22/13	(39,159)
	Euro	2,522,858	3,281,088	Morgan Stanley & Company, Inc.	2/22/13	(50,362)
	Euro	2,392,380	3,111,635	Royal Bank of Scotland PLC	2/22/13	(47,519)
	Japanese Yen	289,120,969	3,512,330	Bank of America N.A.	2/22/13	173,732
	Japanese Yen	127,362,310	1,546,785	Deutsche Bank AG	2/22/13	76,081
	Japanese Yen	920,159,782	11,171,855	JPMorgan Chase Bank	2/22/13	546,393
	Japanese Yen	62,590,951	760,381	Morgan Stanley & Company, Inc.	2/22/13	37,618
	Japanese Yen	303,914,000	3,690,404	State Street Bank & Trust Company	2/22/13	180,984
	New Zealand Dollar	2,115,905	1,778,969	Barclays Bank PLC	2/22/13	36,072
	New Zealand Dollar	2,115,906	1,770,780	Brown Brothers Harriman & Company	2/22/13	27,883
	Norwegian Krone	6,276,296	1,114,765	Bank of America N.A.	2/22/13	(12,485)
	Norwegian Krone	6,276,296	1,114,240	Brown Brothers Harriman & Company	2/22/13	(13,010)
	Pound Sterling	1,742,956	2,817,898	Deutsche Bank AG	2/22/13	(12,995)
	Pound Sterling	6,981,592	11,257,789	Mellon Bank N.A.	2/22/13	(81,647)
	Pound Sterling	2,446,000	3,954,766	Morgan Stanley & Company, Inc.	2/22/13	(18,004)
	Swedish Krona	5,992,930	900,534	Bank of America N.A.	2/22/13	(20,005)
	Swedish Krona	5,992,930	897,138	Barclays Bank PLC	2/22/13	(23,401)
			$125,685,153			$900,598

Mutual Shares Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $86.5 million to $126.0 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Mutual Shares Trust	BUYS
	Euro	2,666,279	$3,435,260	Bank of America N.A.	1/17/2013	$84,506
	Euro	788,768	1,020,666	Barclays Bank PLC	1/17/2013	20,589
	Euro	2,696,141	3,470,214	Credit Suisse International	1/17/2013	88,972
	Euro	2,199,745	2,822,992	Deutsche Bank AG	1/17/2013	80,900
	Euro	1,343,176	1,680,432	HSBC Bank PLC	1/17/2013	92,702
	Euro	371,592	477,059	State Street Bank & Trust Company	1/17/2013	13,482
	Japanese Yen	9,770,470	118,783	Bank of America N.A.	4/22/2013	(5,903)
	Japanese Yen	2,186,405	26,534	Credit Suisse International	4/22/2013	(1,274)
	Japanese Yen	4,711,280	58,047	Deutsche Bank AG	4/22/2013	(3,617)
	Japanese Yen	2,459,700	30,905	HSBC Bank PLC	4/22/2013	(2,488)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Mutual Shares Trust, continued	BUYS
	Pound Sterling	131,000	$207,770	Bank of America N.A.	2/19/2013	$5,001
	Pound Sterling	730,806	1,166,916	Credit Suisse International	2/19/2013	20,066
	Pound Sterling	1,372,833	2,206,353	Deutsche Bank AG	2/19/2013	23,414
	Pound Sterling	212,860	344,371	State Street Bank & Trust Company	2/19/2013	1,358
	Swiss Franc	6,866	7,302	Credit Suisse International	2/11/2013	212
			$17,073,604			$417,920
	SELLS
	Euro	1,947,564	$2,435,484	Bank of America N.A.	1/17/2013	($135,501)
	Euro	407,868	512,857	Barclays Bank PLC	1/17/2013	(25,571)
	Euro	1,369,496	1,710,681	Credit Suisse International	1/17/2013	(97,196)
	Euro	537,868	682,096	Deutsche Bank AG	1/17/2013	(27,946)
	Euro	27,732,215	34,028,670	HSBC Bank PLC	1/17/2013	(2,580,735)
	Euro	80,411	100,069	Standard Chartered Bank	1/17/2013	(6,081)
	Japanese Yen	4,000,000	46,496	Deutsche Bank AG	4/22/2013	283
	Japanese Yen	77,753,855	981,026	HSBC Bank PLC	4/22/2013	82,718
	Pound Sterling	1,375,841	2,172,931	Bank of America N.A.	2/19/2013	(61,722)
	Pound Sterling	757,850	1,189,330	Barclays Bank PLC	2/19/2013	(41,577)
	Pound Sterling	416,512	659,353	Credit Suisse International	2/19/2013	(17,150)
	Pound Sterling	62,481	100,020	Deutsche Bank AG	2/19/2013	(1,463)
	Pound Sterling	29,833,499	46,765,189	HSBC Bank PLC	2/19/2013	(1,690,644)
	Swiss Franc	44,980	46,552	Bank of America N.A.	2/11/2013	(2,671)
	Swiss Franc	37,320	38,371	Barclays Bank PLC	2/11/2013	(2,470)
	Swiss Franc	5,711	6,151	Credit Suisse International	2/11/2013	(99)
	Swiss Franc	1,388	1,473	Deutsche Bank AG	2/11/2013	(46)
	Swiss Franc	2,358	2,550	HSBC Bank PLC	2/11/2013	(30)
			$91,479,299			($4,607,901)

Utilities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $29.0 million to $48.0 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Utilities Trust	BUYS
	Euro	90,898	$118,815	Bank of America N.A.	1/11/2013	$1,174
	Euro	621,234	807,789	Credit Suisse International	1/11/2013	12,264
	Euro	474,784	619,434	Deutsche Bank AG	1/11/2013	7,298
	Euro	124,285	159,222	JPMorgan Chase Bank N.A.	1/11/2013	4,838
	Euro	37,725	48,439	Merrill Lynch International Bank, Ltd.	1/11/2013	1,359
	Euro	1,234,463	1,612,806	UBS AG	1/11/2013	16,733
	Pound Sterling	273,517	439,666	Barkclays Bank PLC	1/11/2013	4,639
	Pound Sterling	319,634	509,719	Credit Suisse International	1/11/2013	9,499
	Pound Sterling	306,529	491,307	Deutsche Bank AG	1/11/2013	6,623
	Pound Sterling	67,331	108,595	Goldman Sachs	1/11/2013	779
	Pound Sterling	73,718	118,652	JPMorgan Chase Bank N.A.	1/11/2013	1,097
	Pound Sterling	144,215	233,282	UBS AG	1/11/2013	983
			$5,267,726			$67,286
	SELLS
	Euro	235,831	$309,212	Credit Suisse International	1/11/2013	($2,093)
	Euro	1,959,705	2,526,528	Deutsche Bank AG	1/11/2013	(60,358)
	Euro	4,774,777	6,153,505	JPMorgan Chase Bank N.A.	1/11/2013	(149,384)
	Euro	197,763	257,316	UBS AG	1/11/2013	(3,738)
	Euro	7,004,365	9,166,668	UBS AG	3/18/2013	(84,651)
	Pound Sterling	3,113,761	4,978,538	Barkclays Bank PLC	1/11/2013	(79,494)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Utilities Trust, continued	SELLS
	Pound Sterling	75,865	$120,651	Credit Suisse International	1/11/2013	($2,586)
	Pound Sterling	3,040,622	4,860,161	Deutsche Bank AG	1/11/2013	(79,064)
			$28,372,579			($461,368)

Options.  There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When a Portfolio purchases an option, the premium paid by the Portfolio is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a Portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Portfolio.

During the year ended December 31, 2012, Health Sciences Trust used purchased options to manage against anticipated changes in securities markets and to gain exposure to certain securities. During the year ended December 31, 2012, the Portfolio held purchased options with market values ranging up to approximately $55,770, as measured at each quarter end.

The following tables summarize the Portfolios’ written options activities during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used written option contracts during year ended December 31, 2012.

	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Capital Appreciation Value Trust
Outstanding, beginning of period	6,861	$850,611
Options written	12,000	1,631,630
Option closed	(2,964)	(321,144)
Option exercised	(7,864)	(1,083,729)
Options expired	(3,088)	(376,525)
Outstanding, end of period	4,945	$700,843
Health Sciences Trust
Outstanding, beginning of period	5,691	$3,462,463
Options written	7,221	4,023,831
Option closed	(3,374)	(2,040,799)
Options exercised	(740)	(489,033)
Options expired	(3,774)	(1,811,502)
Outstanding, end of period	5,024	$3,144,960
Mutual Shares Trust
Outstanding, beginning of period	14	$28,350
Options written	774	139,229
Option closed	(576)	(132,722)
Option exercised	—	—
Options expired	(212)	(34,857)
Outstanding, end of period	—	—

Options on securities

Capital Appreciation Value Trust

The Portfolio used written options to manage against anticipated changes in securities markets.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Trust	CALLS
	Accenture PLC	$70.00	May 2013	32	$12,064	($6,720)
	Accenture PLC	75.00	May 2013	32	5,568	(2,400)
	Accenture PLC	72.50	May 2013	32	8,320	(4,160)
	Accenture PLC	65.00	Jan 2013	44	18,218	(10,120)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Trust, continued	CALLS
	Altria Group, Inc.	$35.00	Jan 2014	63	$6,250	($4,127)
	AT&T, Inc.	35.00	Jan 2013	113	10,243	(622)
	AT&T, Inc.	32.00	Jan 2013	1	77	(175)
	Cisco Systems, Inc.	22.00	Jan 2013	366	30,780	(183)
	Cisco Systems, Inc.	17.50	Jan 2013	606	54,310	(133,017)
	EOG, Resources Inc.	115.00	Jan 2013	13	9,516	(9,198)
	EOG, Resources Inc.	110.00	Jan 2013	13	12,051	(14,723)
	Express Scripts, Inc.	60.00	Jan 2013	4	1,196	(44)
	Ingersoll-Rand PLC	40.00	Jan 2013	67	21,669	(53,600)
	JPMorgan Chase and Company	50.00	Jan 2013	518	99,285	(1,813)
	JPMorgan Chase and Company	45.00	Jan 2014	160	41,759	(64,800)
	Microsoft Corp.	30.00	Jan 2013	294	43,805	(735)
	PepsiCo, Inc.	72.50	Jan 2013	198	26,041	(297)
	PepsiCo, Inc.	70.00	Jan 2013	39	9,718	(917)
	Pfizer, Inc.	22.50	Jan 2013	163	14,679	(42,951)
	Texas Instruments, Inc.	40.00	Jan 2013	148	12,584	(74)
	Texas Instruments, Inc.	35.00	Jan 2014	556	65,479	(81,732)
	The Procter & Gamble Company	70.00	Jan 2013	106	19,098	(2,067)
	The Procter & Gamble Company	75.00	Jan 2014	118	16,599	(12,331)
	The Procter & Gamble Company	65.00	Jan 2013	510	66,560	(159,375)
	The Procter & Gamble Company	67.50	Jan 2013	100	12,396	(11,350)
	The Walt Disney Company	50.00	Jan 2013	202	36,740	(15,958)
	The Walt Disney Company	46.00	Jan 2013	1	220	(395)
	The Walt Disney Company	47.00	Jan 2013	14	2,517	(4,225)
	The Walt Disney Company	55.00	Jan 2013	224	22,023	(112)
	U.S. Bancorp	35.00	Jan 2014	104	12,385	(14,924)
	U.S. Bancorp	34.00	Jun 2013	104	8,693	(10,452)
				4,945	$700,843	($663,597)

Health Sciences Trust

The Portfolio used written options to manage against changes in securities markets and to gain exposure to certain securities.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust	CALLS
	Alexion Pharmaceuticals, Inc.	$110.00	Jan 2013	12	$2,694	($120)
	Alexion Pharmaceuticals, Inc.	100.00	Jan 2013	21	12,577	(1,837)
	Alexion Pharmaceuticals, Inc.	115.00	Jan 2013	19	9,063	(95)
	Allergan, Inc.	105.00	Jan 2013	11	3,322	(28)
	Amgen, Inc.	75.00	Jan 2013	22	4,950	(25,135)
	Amgen, Inc.	80.00	Jan 2013	33	4,226	(21,697)
	Amgen, Inc.	85.00	Jan 2013	31	4,556	(7,687)
	Ariad Pharmaceuticals, Inc.	23.00	May 2013	56	8,238	(6,020)
	AthenaHealth, Inc.	90.00	Mar 2013	35	5,978	(4,200)
	Biogen Idec, Inc.	135.00	Jan 2013	23	18,561	(28,750)
	Catamaran Corp.	60.00	Apr 2013	20	4,440	(950)
	Celgene Corp.	85.00	Jan 2013	54	13,398	(972)
	Celgene Corp.	90.00	Jan 2013	76	18,086	(266)
	Celgene Corp.	75.00	Jan 2013	61	13,603	(26,382)
	Celgene Corp.	87.50	Apr 2013	29	7,308	(4,452)
	Celgene Corp.	90.00	Apr 2013	29	3,610	(3,015)
	Centene Corp.	47.50	Mar 2013	37	6,456	(3,793)
	Covidien PLC	57.50	Jan 2013	42	5,754	(4,410)
	Davita HealthCare Partners, Inc.	120.00	Apr 2013	19	3,743	(4,893)
	Davita, Inc.	110.00	Jan 2013	21	3,630	(5,355)
	Edwards Lifesciences Corp.	110.00	May 2013	9	1,773	(765)
	Eli Lilly & Company	55.00	Apr 2013	7	767	(207)
	Eli Lilly & Company	45.00	Jan 2013	22	4,444	(9,790)
	Express Scripts Holding Company	60.00	Feb 2013	9	1,305	(374)
	Express Scripts Holding Company	70.00	Jan 2013	30	3,763	(90)
	Express Scripts Holding Company	67.50	Jan 2013	20	3,240	(70)
	Express Scripts, Inc.	65.00	Jan 2013	32	7,681	(160)
	Gilead Sciences, Inc.	85.00	May 2013	38	7,410	(5,643)
	Gilead Sciences, Inc.	80.00	Feb 2013	28	4,683	(2,352)
	Hospira, Inc.	35.00	Jan 2013	40	6,880	(500)
	Intuitive Surgical, Inc.	550.00	Jan 2013	5	14,984	(650)
	Mckesson Corp.	95.00	Jan 2013	35	7,362	(9,538)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	CALLS
	Mckesson Corp.	$100.00	Jan 2013	11	$3,239	($413)
	Monsanto Company	100.00	Apr 2013	38	7,926	(9,747)
	Monsanto Company	90.00	Jan 2013	12	5,424	(6,270)
	Pharmacyclics, Inc.	80.00	Jan 2013	20	10,617	(100)
	Pharmacyclics, Inc.	75.00	Feb 2013	49	23,468	(2,695)
	Pharmacyclics, Inc.	85.00	Feb 2013	20	9,490	(400)
	Regeneron Pharmaceuticals	135.00	Jan 2013	35	39,563	(126,700)
	Regeneron Pharmaceuticals	170.00	Jan 2013	21	13,406	(15,540)
	Regeneron Pharmaceuticals	160.00	Jan 2013	21	17,887	(28,770)
	Regeneron Pharmaceuticals	150.00	Jan 2013	21	16,443	(46,200)
	Stryker Corp.	57.50	Jun 2013	37	7,603	(6,290)
	Teva Pharmaceutical Sp Adr	45.00	Jun 2013	36	3,492	(666)
	The Cooper Companies, Inc.	115.00	May 2013	11	2,717	(550)
	Unitedhealth Group, Inc.	65.00	Jan 2013	71	10,082	(71)
	Valeant Pharmaceuticals International, Inc.	65.00	Jan 2013	37	15,824	(2,128)
	Valeant Pharmaceuticals International, Inc.	65.00	Apr 2013	59	26,121	(15,192)
	Valeant Pharmaceuticals International, Inc.	70.00	Apr 2013	57	9,291	(7,124)
	Vertex Pharmaceuticals, Inc.	70.00	Jan 2013	62	22,598	(155)
	Vertex Pharmaceuticals, Inc.	65.00	Jan 2013	62	12,425	(155)
	Zimmer Holdings, Inc.	70.00	Jan 2013	61	9,629	(763)
	Zimmer Holdings, Inc.	65.00	Jan 2013	24	5,268	(5,340)
				1,691	$490,998	($455,465)
	PUTS
	Abbott Laboratories	$62.50	Jan 2013	46	$27,232	($1,403)
	Agilent Technologies, Inc.	45.00	Jan 2013	9	8,388	(3,668)
	Agilent Technologies Inc	45.00	Jan 2014	56	45,194	(42,000)
	Alexion Pharmaceuticals, Inc.	100.00	Jan 2013	8	8,784	(5,720)
	Alexion Pharmaceuticals, Inc.	110.00	Jan 2013	2	2,684	(3,270)
	Alexion Pharmaceuticals, Inc.	115.00	Jan 2013	14	16,708	(30,310)
	Alexion Pharmaceuticals, Inc.	100.00	May 2013	2	3,144	(2,450)
	Alexion Pharmaceuticals, Inc.	95.00	Jan 2013	8	11,336	(2,960)
	Alexion Pharmaceuticals, Inc.	110.00	Jan 2014	11	27,466	(27,466)
	Allergan, Inc.	90.00	Jan 2013	24	18,898	(1,980)
	Amerigroup Corp.	70.00	Jan 2013	14	15,480	—
	Amerisourcebergen Corp.	45.00	Jan 2014	9	4,229	(4,545)
	Amgen, Inc.	85.00	Jan 2013	30	21,278	(3,300)
	Athenahealth, Inc.	70.00	Mar 2013	19	13,693	(8,835)
	Baxter International, Inc.	65.00	Jan 2013	19	30,342	(1,207)
	Baxter International, Inc.	60.00	Jan 2013	19	18,753	(190)
	Biogen Idec, Inc.	115.00	Jan 2013	33	47,131	(495)
	Biogen Idec, Inc.	120.00	Jan 2013	25	45,156	(438)
	Biogen Idec, Inc.	135.00	Jan 2013	44	76,866	(4,180)
	Biogen Idec, Inc.	140.00	Jan 2013	45	76,563	(8,775)
	Biogen Idec, Inc.	145.00	Jan 2013	21	41,184	(7,875)
	Bristol Myers Squibb Company	35.00	Jan 2013	105	34,986	(28,875)
	Bristol Myers Squibb Company	34.00	Jan 2013	51	12,220	(9,078)
	Catamaran Corp.	52.50	Apr 2013	10	6,720	(7,350)
	Celgene Corp.	70.00	Jan 2013	8	6,106	(148)
	Celgene Corp.	72.50	Jan 2013	8	7,206	(248)
	Celgene Corp.	60.00	Jan 2013	10	5,720	(70)
	Centene Corp.	40.00	Jan 2014	19	12,863	(13,300)
	Cerner Corp.	80.00	Jun 2013	2	1,794	(1,480)
	Cerner Corp.	80.00	Jan 2013	11	8,638	(3,520)
	Cerner Corp.	85.00	Jan 2013	11	11,735	(8,305)
	CVS Caremark Corp.	45.00	Jan 2013	96	51,915	(1,008)
	CVS Caremark Corp.	50.00	Jan 2013	110	73,797	(19,580)
	Davita, Inc.	110.00	Jan 2013	10	5,070	(2,025)
	Edwards Lifesciences Corp.	115.00	Feb 2013	18	22,747	(46,260)
	Edwards Lifesciences Corp.	105.00	Jan 2013	10	11,250	(15,000)
	Edwards Lifesciences Corp.	100.00	Jan 2013	10	8,270	(10,050)
	Edwards Lifesciences Corp.	70.00	Jan 2013	14	12,188	(70)
	Eli Lilly & Company	55.00	Jan 2014	39	25,233	(34,320)
	Eli Lilly & Company	40.00	Jan 2013	127	38,485	(762)
	Eli Lilly & Company	48.00	Apr 2013	80	39,905	(14,200)
	Express Scripts Holding Company	65.00	Feb 2013	30	18,960	(33,525)
	Express Scripts Holding Company	55.00	Jan 2014	4	2,868	(2,690)
	Express Scripts, Inc.	55.00	Jan 2013	24	21,053	(4,308)
	Express Scripts, Inc.	50.00	Jan 2013	14	9,128	(280)
	Express Scripts, Inc.	57.50	Jan 2013	23	18,561	(8,683)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Forest Laboratories, Inc.	$35.00	Jan 2013	23	$10,856	($1,725)
	Forest Laboratories, Inc.	40.00	Jan 2013	95	56,239	(47,025)
	Forest Laboratories, Inc.	42.00	Feb 2013	51	37,478	(34,680)
	Gilead Sciences, Inc.	35.00	Jan 2013	15	7,380	(15)
	Gilead Sciences, Inc.	60.00	Jan 2013	18	17,522	(90)
	Gilead Sciences, Inc.	55.00	Jan 2013	18	12,096	(27)
	Gilead Sciences, Inc.	70.00	Feb 2013	10	8,670	(1,630)
	Gilead Sciences, Inc.	70.00	Jan 2014	10	11,870	(7,000)
	Gilead Sciences, Inc.	75.00	May 2013	19	16,758	(11,543)
	Gilead Sciences, Inc.	75.00	Feb 2013	19	15,000	(7,220)
	HCA Holdings, Inc.	32.50	Mar 2013	29	15,291	(9,425)
	Humana, Inc.	85.00	Jan 2013	18	22,091	(29,520)
	Humana, Inc.	97.50	Jan 2013	29	43,772	(85,405)
	Impax Laboratories, Inc.	25.00	Mar 2013	20	6,140	(9,600)
	Intermune, Inc.	20.00	Jan 2013	17	11,536	(17,510)
	Intuitive Surgical, Inc.	400.00	Jan 2013	3	11,991	(143)
	Intuitive Surgical, Inc.	500.00	Jan 2013	4	19,898	(7,940)
	Johnson & Johnson	67.50	Jan 2013	32	21,344	(368)
	Johnson & Johnson	70.00	Jan 2013	69	57,227	(4,278)
	Medicines Company	25.00	Jan 2013	1	477	(268)
	Medivation, Inc.	50.00	Jan 2013	8	9,888	(1,367)
	Medivation, Inc.	55.00	Jan 2014	68	78,810	(89,930)
	Mednax, Inc.	85.00	May 2013	9	5,643	(6,660)
	Medtronic, Inc.	40.00	Jan 2013	45	23,040	(1,958)
	Merck & Company, Inc.	45.00	Jan 2013	47	39,221	(19,153)
	Merck & Company, Inc.	46.00	Jan 2013	21	11,378	(10,605)
	Monsanto Company	80.00	Jan 2013	16	26,591	(256)
	Monsanto Company	75.00	Jan 2013	11	8,077	(99)
	Nuance Communications, Inc.	25.00	Jan 2014	9	6,363	(4,500)
	Nuance Communications, Inc.	30.00	Jan 2013	15	9,256	(11,550)
	Nuance Communications, Inc.	25.00	Jan 2013	13	4,841	(3,575)
	Onyx Pharmaceuticals, Inc.	90.00	Jan 2014	23	38,299	(50,600)
	Onyx Pharmaceuticals, Inc.	70.00	Jan 2013	31	30,906	(2,248)
	Onyx Pharmaceuticals, Inc.	75.00	Jan 2013	31	42,400	(7,130)
	Onyx Pharmaceuticals, Inc.	75.00	Feb 2013	20	18,840	(9,000)
	Onyx Pharmaceuticals, Inc.	75.00	Jan 2014	17	23,648	(21,590)
	Perrigo Company	105.00	Aug 2013	3	2,841	(2,730)
	Pfizer, Inc.	25.00	Jan 2013	194	85,746	(6,498)
	Pfizer, Inc.	22.50	Jan 2013	146	39,275	(657)
	Pfizer, Inc.	27.00	Jan 2013	150	80,414	(28,575)
	Pharmacyclics, Inc.	65.00	Feb 2013	11	11,342	(10,065)
	Pharmacyclics, Inc.	60.00	Jan 2013	11	7,762	(4,125)
	Pharmacyclics, Inc.	50.00	Jan 2014	6	7,183	(5,490)
	Pharmacyclics, Inc.	50.00	May 2013	6	5,103	(2,850)
	Quest Diagnostics, Inc.	65.00	Feb 2013	28	19,376	(20,020)
	Regeneron Pharmaceuticals, Inc.	115.00	Jan 2013	8	14,134	(100)
	Regeneron Pharmaceuticals, Inc.	105.00	Jan 2013	18	32,079	(180)
	Regeneron Pharmaceuticals, Inc.	165.00	Jan 2013	6	7,851	(2,640)
	Regeneron Pharmaceuticals, Inc.	160.00	Jan 2013	6	6,501	(1,680)
	Sarepta Therapeutics, Inc.	50.00	Feb 2013	25	43,209	(61,750)
	St. Jude Medical, Inc.	45.00	Jan 2013	17	15,419	(15,045)
	St. Jude Medical, Inc.	40.00	Jan 2013	31	14,037	(12,090)
	St. Jude Medical, Inc.	30.00	Jan 2014	11	4,147	(2,448)
	Stryker Corp.	65.00	Jan 2013	5	7,785	(5,176)
	Stryker Corp.	60.00	Jan 2013	10	11,595	(5,200)
	Stryker Corp.	60.00	Jan 2014	19	14,430	(15,770)
	Teva Pharmaceutical Sp Adr	45.00	Jan 2013	15	13,755	(11,475)
	Teva Pharmaceutical Sp Adr	50.00	Jan 2013	34	30,752	(43,010)
	Teva Pharmaceutical Sp Adr	52.50	Jan 2013	12	10,734	(19,050)
	Teva Pharmaceutical Sp Adr	55.00	Jan 2013	6	6,522	(10,635)
	The Cooper Companies, Inc.	100.00	Feb 2013	39	37,957	(31,980)
	The Cooper Companies, Inc.	100.00	May 2013	8	7,416	(8,640)
	Thermo Fisher Scientific, Inc.	65.00	Jun 2013	15	9,705	(7,200)
	Unitedhealth Group, Inc.	55.00	Jan 2013	12	9,239	(1,967)
	Unitedhealth Group, Inc.	60.00	Jan 2014	27	24,613	(25,784)
	Valeant Pharmaceuticals International, Inc.	47.00	Jan 2013	14	11,788	(385)
	Valeant Pharmaceuticals International, Inc.	45.00	Jan 2013	14	10,388	(210)
	Valeant Pharmaceuticals International, Inc.	60.00	Jan 2013	11	16,137	(2,613)
	Valeant Pharmaceuticals International, Inc.	50.00	Jan 2013	8	6,286	(320)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Vertex Pharmaceuticals, Inc.	$45.00	Jan 2013	46	$55,521	($16,100)
	Vertex Pharmaceuticals, Inc.	65.00	Jan 2013	46	64,364	(106,030)
	Vertex Pharmaceuticals, Inc.	60.00	Jan 2013	1	1,122	(1,814)
	Vertex Pharmaceuticals, Inc.	55.00	Jan 2013	7	5,789	(9,134)
	Warner Chilcott PLC, Class A	16.00	Jan 2013	25	12,425	(10,000)
	Wellpoint, Inc.	70.00	Jan 2013	45	36,989	(41,062)
	Zimmer Holdings, Inc.	65.00	Jan 2013	15	17,205	(900)
	Zimmer Holdings, Inc.	70.00	Jan 2013	20	15,190	(7,000)
	Zimmer Holdings, Inc.	70.00	Mar 2013	16	11,072	(7,200)
				3,333	$2,653,962	($1,507,433)

Swaps.  The Portfolios may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are agreements between a Portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A Portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The Portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, a Portfolio may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended December 31, 2012, Core Allocation Plus Trust used CDS as a Buyer of protection to manage against potential credit events. During the year ended December 31, 2012, the Portfolio held credit default swap contracts with total USD notional amounts ranging from $1.4 million to $3.8 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE 0BLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Core Allocation Plus Trust
	Goldman Sachs International	Macy’s, Inc.	205,000	USD	$205,000	(1.000)%	Mar 2017	$822	($511)	$311
	Goldman Sachs International	CDX-NAHYS19V1-5Y	925,000	USD	925,000	(5.000)%	Dec 2017	627	(7,040)	(6,413)
	Goldman Sachs International	ABX.HE.PENAAA.07-1	18,125	USD	18,125	(0.090)%	Aug 2037	7,403	(744)	6,659
	Goldman Sachs International	ABX.HE.AAA.06-1	56,884	USD	56,884	(0.180)%	Jul 2045	4,662	(2,397)	2,265
	Goldman Sachs International	ABX.HE.PENAAA.06-2	63,128	USD	63,128	(0.110)%	May 2046	16,600	(4,140)	12,460
	Goldman Sachs International	CMBX.NA.AM.4	155,000	USD	155,000	(0.500)%	Feb 2051	24,172	(4,877)	19,295
	Goldman Sachs International	CMBX.NA.A.1	30,000	USD	30,000	(0.350)%	Oct 2052	13,394	(1,171)	12,223
	Goldman Sachs International	Everest Reinsurance Holdings, Inc.	50,000	USD	50,000	(1.750)%	Dec 2013	—	(632)	(632)
	JPMorgan Chase	CDX-NAHYS19V1-5Y	1,055,000	USD	1,055,000	(5.000)%	Dec 2017	(12,358)	4,658	(7,700)
	JPMorgan Chase	ABX.HE.PENAAA.07-1	276,406	USD	276,406	(0.090)%	Aug 2037	113,129	(11,575)	101,554
	JPMorgan Chase	ABX.HE.AAA.06-1	227,534	USD	227,534	(0.180)%	Jul 2045	13,038	(3,978)	9,060
	JPMorgan Chase	ABX.HE.PENAAA.06-2	22,546	USD	22,546	(0.110)%	May 2046	5,248	(798)	4,450
	JPMorgan Chase	CMBX.NA.AJ.4	15,000	USD	15,000	(0.960)%	Feb 2051	5,007	(166)	4,841
	JPMorgan Chase	CMBX.NA.A.1	70,000	USD	70,000	(0.350)%	Oct 2052	31,856	(3,336)	28,520
	Morgan Stanley	CDX-NAHYS19V1-5Y	150,000	USD	150,000	(5.000)%	Dec 2017	(2,330)	1,235	(1,095)
	Morgan Stanley	ABX.HE.AAA.06-1	124,602	USD	124,602	(0.180)%	Jul 2045	12,045	(7,084)	4,961
	Morgan Stanley	ABX.HE.PENAAA.06-2	148,801	USD	148,801	(0.110)%	May 2046	32,844	(3,473)	29,371
	Morgan Stanley	CMBX.NA.AJ.4	95,000	USD	95,000	(0.960)%	Feb 2051	36,736	(6,077)	30,659
	Morgan Stanley	CMBX.NA.AM.4	10,000	USD	10,000	(0.500)%	Feb 2051	2,494	(1,249)	1,245
	Morgan Stanley	CMBX.NA.AA.1	85,000	USD	85,000	(0.250)%	Oct 2052	19,524	(722)	18,802
					$3,783,026			$324,913	($54,077)	$270,836

Implied credit spreads are utilized in determining the market value of CDS agreements in which the Portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

DERIVATIVE INSTRUMENTS, CONTINUED

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a Portfolio as the Seller could be required to make under any CDS agreement would be an amount equal to the notional amount of the agreement.

The Portfolio used CDS as a Seller of protection during the year ended December 31, 2012 to take a long position in the exposure of the benchmark credit and gain exposure to security or credit index. During the year ended December 31, 2012, the Portfolio acted as Seller on credit default swap contracts with total USD notional amounts ranging from $3.6 million to $7.0 million as measured at each quarter end. The following table summarizes the credit default swap contracts the Portfolio held as of December 31, 2012 where the Portfolio acted as a Seller of protection.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND/OR CREDIT RATING AT 12-31-12	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION DEPRECIATION	MARKET VALUE
Core Allocation Plus Trust
	Goldman Sachs International	Kohl’s Corp.	2.07%	205,000	USD	$205,000	1.000%	Mar 2017	($5,608)	($3,125)	($8,733)
	Goldman Sachs International	Hewlett-Packard Company	2.94%	120,000	USD	120,000	1.000%	Sep 2017	(9,458)	(658)	(10,116)
	Goldman Sachs International	CDX-EM.ex-EUS18V1-5Y	2.09%	1,105,000	USD	1,105,000	5.000%	Dec 2017	130,074	20,665	150,739
	Goldman Sachs International	CDX-NAIGS19V1-5Y	0.94%	3,225,000	USD	3,225,000	1.000%	Dec 2017	1,684	7,876	9,560
	Goldman Sachs International	ITRAXX-XOVERS18V1-5Y	4.83%	60,000	EUR	79,197	5.000%	Dec 2017	(280)	1,076	796
	Goldman Sachs International	CMBX.NA.AAA.3	Aa1	90,000	USD	90,000	0.080%	Dec 2049	(5,569)	1,745	(3,824)
	JPMorgan Chase	ABX.HE.PENAAA.07-2	Ca	27,082	USD	27,082	0.760%	Jan 2038	(16,683)	4,246	(12,437)
	JPMorgan Chase	CMBX.NA.AJ.2	Ba2	165,000	USD	165,000	1.090%	Mar 2049	(31,804)	3,170	(28,634)
	JPMorgan Chase	CMBX.NA.AAA.3	Aa1	245,000	USD	245,000	0.080%	Dec 2049	(16,338)	5,929	(10,409)
	JPMorgan Chase	CMBX.NA.AJ.3	B2	70,000	USD	70,000	1.470%	Dec 2049	(24,267)	2,674	(21,593)
	JPMorgan Chase	CMBX.NA.AAA.5	Aa3	119,980	USD	119,980	0.350%	Feb 2051	(11,939)	6,998	(4,941)
	JPMorgan Chase	CMBX.NA.AA.4	Caa2	130,000	USD	130,000	1.650%	Feb 2051	(81,501)	1,159	(80,342)
	Morgan Stanley	Xerox Corp.	1.59%	325,000	USD	325,000	1.000%	Jun 2016	(3,337)	(3,080)	(6,417)
	Morgan Stanley	CDX-NAIGS19V1-5Y	0.94%	650,000	USD	650,000	1.000%	Dec 2017	1,976	(49)	1,927
	Morgan Stanley	PRIMEX.ARM.1	B3	41,139	USD	41,139	4.420%	Jun 2036	1,351	2,952	4,303
	Morgan Stanley	PRIMEX.ARM.2	Ca	130,120	USD	130,120	4.580%	Dec 2037	(9,637)	12,859	3,222
	Morgan Stanley	CMBX.NA.AAA.3	Aa3	85,000	USD	85,000	0.080%	Dec 2049	(7,945)	4,334	(3,611)
	Morgan Stanley	CMBX.NA.AJ.3	B2	95,000	USD	95,000	1.470%	Dec 2049	(29,667)	325	(29,342)
	Morgan Stanley	CMBX.NA.AAA.	Aa1	9,998	USD	9,998	0.350%	Feb 2051	(768)	356	(412)
	Morgan Stanley	CMBX.NA.AA.4	Caa2	10,000	USD	10,000	1.650%	Feb 2051	(5,575)	(605)	(6,180)
						$6,927,516			($125,291)	$68,847	($56,444)

Fair value of derivative instruments by risk category.  The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2012 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
All Cap Core Trust	Equity Contracts	Receivable/payable for futures	Futures†	$9,610	($21,420)
	Total			$9,610	($21,420)
Capital Appreciation Value Trust	Equity Contracts	Written options, at value	Options	—	($663,597)
	Total			—	($663,597)
Core Allocation Plus Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$80,918	($20,558)
	Equity Contracts	Receivable/payable for futures	Futures†	153,955	(55,744)
	Credit contracts	Swap contracts, at value	Credit default swaps	457,223	(242,831)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	936	(5,057)
	Total			$693,032	($324,190)
Health Sciences Trust	Equity Contracts	Investments in unaffiliated issuers, at value*	Purchased options	$48,900	—
	Equity Contracts	Written options, at value	Options	—	($1,962,898)
	Total			$48,900	($1,962,898)
Heritage Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$909	($706)
	Total			$909	($706)
International Core Trust	Equity contracts	Receivable/payable for futures	Futures†	$59,167	($86,932)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	2,454,035	(1,085,300)
	Total			$2,513,202	($1,172,232)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Mutual Shares Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$514,203	($4,704,184)
	Total			$514,203	($4,704,184)
Smaller Company Growth Trust	Equity contracts	Receivable/payable for futures	Futures†	$31,215	—
	Total			$31,215	—
Utilities Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$67,286	($461,368)
	Total			$67,286	($461,368)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio’s investments.

Effect of derivative instruments on the Statement of Operations  The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2012:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Fund	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
All Cap Core Trust	Equity contracts	—	—	$824,504	—	—	$824,504
	Total	—	—	$824,504	—	—	$824,504
Capital Appreciation Value Trust	Equity contracts	—	$469,877	—	—	$35,705	$505,582
	Total	—	$469,877	—	—	$35,705	$505,582
Core Allocation Plus Trust	Credit contracts	—	—	—	($85,700)	—	($85,700)
	Equity Contracts	—	—	$3,350,892	—	—	$3,350,892
	Foreign exchange contracts	—	—	—	—	($29,724)	(29,724)
	Interest rate contracts	—	—	46,164	2,915	—	49,079
	Total	—	—	$3,397,056	($82,785)	($29,724)	$3,284,547
Disciplined Diversification Trust	Equity contracts	—	—	$718,736	—	—	$718,736
	Total	—	—	$718,736	—	—	$718,736
Health Sciences Trust	Equity contracts	($21,204)	$1,483,253	—	—	—	$1,462,049
	Total	($21,204)	$1,483,253	—	—	—	$1,462,049
Heritage Trust	Foreign exchange contracts	—	—	—	—	($16,097)	($16,097)
	Total	—	—	—	—	($16,097)	($16,097)
International Core Trust	Equity contracts	—	—	$2,351,566	—	—	$2,351,566
	Foreign exchange contracts	—	—	—	—	$2,764,758	2,764,758
	Total	—	—	$2,351,566	—	$2,764,758	$5,116,324
Mutual Shares Trust	Equity contracts	—	$141,305	—	—	—	$141,305
	Foreign exchange contracts	—	—	—	—	$5,978,172	5,978,172
	Total	—	$141,305	—	—	$5,978,172	$6,119,477
Smaller Company Growth Trust	Equity contracts	—	—	$137,384	—	—	$137,384
	Total	—	—	$137,384	—	—	$137,384
Utilities Trust	Foreign exchange contracts	—	—	—	—	$456,071	$456,071
	Total	—	—	—	—	$456,071	$456,071
Value Trust	Equity contracts	—	—	($411,999)	—	—	($411,999)
	Total	—	—	($411,999)	—	—	($411,999)

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2012:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
All Cap Core Trust	Equity contracts	—	—	($89,903)	—	—	($89,903)
	Total	—	—	($89,903)	—	—	($89,903)
Capital Appreciation Value Trust	Equity contracts	—	($362,687)	—	—	—	($362,687)
	Total	—	($362,687)	—	—	—	($362,687)
Core Allocation Plus Trust	Interest rate contracts	—	—	$143,818	—	—	$143,818
	Equity contracts	—	—	127,598	—	—	127,598
	Credit contracts	—	—	—	$27,808	—	27,808
	Foreign currency contracts	—	—	—	—	$46,299	46,299
	Total	—	—	$271,416	$27,808	$46,299	$345,523

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
Health Sciences Trust	Equity contracts	$28,535	$485,174	—	—	—	$513,709
	Total	$28,535	$485,174	—	—	—	$513,709
Heritage Trust	Foreign currency contracts	—	—	—	—	($12,956)	($12,956)
	Total	—	—	—	—	($12,956)	($12,956)
International Core Trust	Foreign currency contracts	—	—	—	—	$1,309,735	$1,309,735
	Equity contracts	—	—	($46,250)	—	—	(46,250)
	Total	—	—	($46,250)	—	$1,309,735	$1,309,735
Mutual Shares Trust	Foreign currency contracts	—	—	—	—	($8,493,356)	($8,493,356)
	Equity contracts	—	$11,130	—	—	—	11,130
	Total	—	$11,130	—	—	($8,493,356)	($8,482,226)
Smaller Company Growth Trust	Equity contracts	—	—	$34,808	—	—	$34,808
	Total	—	—	$34,808	—	—	$34,808
Utilities Trust	Foreign currency contracts	—	—	—	—	($1,095,359)	($1,095,359)
	Total	—	—	—	—	($1,095,359)	($1,095,359)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES The Adviser serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee.  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	All Cap Core Trust and All Cap Value Trust — a) 0.800% of the first $500 million of aggregate net assets and b) 0.750% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 1.025% of the first $250 million of aggregate net assets; b) 1.000% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.950% of the excess over $1 billion of aggregate net assets.

•	Blue Chip Growth Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net assets are less than $500 million, then the following fee schedule applies: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.800% of aggregate net assets.

•	Core Allocation Plus Trust — a) 0.915% of the first $500 million of aggregate net assets and b) 0.865% of the excess over $500 million of aggregate net assets.

•	Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any Fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. In the case of Core Fundamental Holdings Trust and Core Global Diversification Trust, Affiliated Funds also include the funds of American Fund Insurance Series. The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.050% of the first $500 million of average net assets and b) 0.040% of the excess over $500 million of average net assets. The advisory fee paid on Other Assets is as follows: a) 0.500% of the first $500 million of average net assets and b) 0.490% of the excess over $500 million of average net assets.

•	Disciplined Diversification Trust — a) 0.800% of the first $100 million of average net assets; b) 0.700% of average net assets between $100 million and $1 billion; and c) 0.650% of the excess over $1 billion of average net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Equity-Income Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Financial Services Trust and Fundamental Value Trust — a) 0.800% of the first $50 million of aggregate net assets; b) 0.775% of aggregate net assets between $50 million and $500 million; and c) 0.750% of the excess over $500 million of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Holdings Trust and Global Diversification Trust — Aggregate net assets include the net assets of the Portfolios and the net assets of similar funds of JHF II for all the funds listed. The daily management fee paid on these assets is a) 0.050% on the first $500 million of aggregate net assets and b) 0.040% of the excess over $500 million of aggregate net assets.

•	Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust, International Value Trust, Income Trust, Mutual Shares Trust, JHF II Global Fund, JHF II International Value Fund, JHF II Income Fund, JHF II Mutual Shares Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Growth Equity Trust — Aggregate net assets are the aggregate net assets of Growth Equity Trust and the John Hancock Funds III Rainier Growth Fund. The advisory fees paid are as follows: a) 0.730% of the first $3 billion of aggregate net assets; b) 0.725% of aggregate net assets between $3 billion and $6 billion; and c) 0.700% of the excess over $6 billion of aggregate net assets. Prior to June 1, 2012, the advisory fees paid were as follows: a) 0.750% of the first $3 billion of aggregate net assets; b) 0.725% of aggregate net assets between $3 billion and $6 billion; and c) 0.700% of the excess over $6 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Heritage Trust — a) 0.850% of the first $400 million of aggregate net assets; b) 0.825% of aggregate net assets between $400 million and $1 billion; and d) 0.800% of the excess over $1 billion of aggregate net assets.

•	International Core Trust — Aggregate net assets are the aggregate net assets of International Core Trust and JHF III International Core Fund. The advisory fees paid are as follows: a) 0.920% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.880% of aggregate net assets between $1 billion and $2 billion; d) 0.850% of aggregate net assets between $2 billion and $3 billion; e) 0.825% of aggregate net assets between $3 billion and $4 billion; and f) 0.800% of aggregate net assets in excess over $4 billion.

•	International Growth Stock Trust — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust — 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust, Income Trust, International Value Trust, Mutual Shares Trust, JHF II Global Fund, JHF II Income Fund, JHF II International Small Cap Fund, JHF II International Value Fund and JHF II Mutual Shares Fund. The advisory fees paid are as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.800% of aggregate net assets.

•	Lifestyle PS Series — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B, and b) a fee on net assets not invested in affiliated funds (Other Assets). The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other Assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Cap Value Equity Trust — a) 0.875% of the first $250 million of aggregate net assets; b) 0.850% of aggregate net assets between $250 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $1 billion; and d) 0.800% of the excess over $1 billion of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $50 million of aggregate net assets; and b) 0.950% of the excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of aggregate net assets; and b) 0.920% of the excess over $750 million of aggregate net assets. However, when aggregate net assets exceed $750 million then the advisory fee rate is 0.92% of aggregate net assets. Prior to October 1, 2012 the advisory fees paid were as follows: a) 0.960% of the first $1 billion of aggregate net assets; and b) 0.940% of the excess over $1 billion of aggregate net assets.

•	Natural Resources Trust — a) 1.000% of the first $1 billion of aggregate net assets and b) 0.975% of aggregate net assets between $1 billion and $2 billion; and c) 0.950% excess over $2 billion of aggregate net assets.

•	Real Estate Securities Trust — 0.700% of net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Growth Trust — a) 1.100% of the first $100 million of aggregate net assets and b) 1.050% of the excess over $100 million of aggregate net assets.

•	Small Cap Opportunities Trust — a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Small Company Growth Trust — a) 1.050% of the first $250 million of aggregate net assets and b) 1.000% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of the Portfolio, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.000% of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Smaller Company Growth Trust — a) 1.100% of the first $125 million of aggregate net assets; b) 1.050% of aggregate net assets between $125 million and $375 million; c) 1.000% of aggregate net assets between $375 million and $1 billion; and d) 0.950% of the excess over $1 billion of aggregate net assets.

•	U.S. Equity Trust — a) 0.780% of the first $500 million of aggregate net assets; b) 0.760% of aggregate net assets between $500 million and $1 billion; and c) 0.740% of the excess over $1 billion of aggregate net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of aggregate net assets; b) 0.800% of aggregate net assets between $600 million and $900 million; c) 0.775% of aggregate net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of aggregate net assets.

•	Value Trust — a) 0.750% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.650% of the excess over $500 million of aggregate net assets.

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolios	Subadviser
Heritage Trust	American Century Investment Management, Inc.
Mid Cap Value Equity Trust	Columbia Management Investment Advisers, LLC
Financial Services Trust	Davis Selected Advisers, L.P.
Fundamental Value Trust
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Disciplined Diversification Trust	Dimensional Fund Advisors LP
Emerging Markets Value Trust
International Small Company Trust
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Core Trust	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. Equity Trust
International Growth Stock Trust	Invesco Advisers, Inc.
Small Company Growth Trust
Value Trust
Capital Appreciation Trust	Jennison Associates, LLC
Smaller Company Growth Trust	John Hancock Asset Management [1,2]; Frontier Capital Management Company, LLC; Perimeter Capital Management
Core Fundamental Holdings Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John
Core Global Diversification Trust	Hancock Asset Management a division of Manulife Asset Management (North America)
Fundamental Holdings Trust	Limited[1,2,3]
Global Diversification Trust
Lifestyle Balanced PS Series
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
Franklin Templeton Founding Allocation Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,3]
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
All Cap Value Trust	Lord, Abbett & Co. LLC
Utilities Trust	MFS Investment Management
All Cap Core Trust	QS Investors, LLC
Growth Equity Trust	Rainier Investment Management, Inc.
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Capital Appreciation Value Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust
Small Company Value Trust
Science & Technology Trust	T. Rowe Price Associates, Inc.; RCM Capital Management, LLC
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolios	Subadviser
Alpha Opportunities Trust	Wellington Management Company, LLP
Core Allocation Plus Trust
Mid Cap Stock Trust
Small Cap Growth Trust
Small Cap Value Trust
Natural Resources Trust	Wellington Management Company, LLP; RS Investment Co. LLC[4]

1	An affiliate of the Adviser.

2	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3	Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

4	Effective July 13, 2012, R.S. Investment Co. LLC became a subadviser of 50% of the Portfolio’s assets.

The Portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation as a percentage of average net assets
All Cap Core Trust	0.20%
All Cap Value Trust	0.20%
Alpha Opportunities Trust	0.20%
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Global Small Capitalization Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American High-Income Bond Trust	0.10%
American International Trust	0.10%
American New World Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Core Allocation Plus Trust	0.20%
Disciplined Diversification Trust	0.20%
Emerging Markets Value Trust	0.25%
Equity-Income Trust	0.20%
Financial Services Trust	0.20%
Franklin Templeton Founding Allocation Trust	0.10%
Fundamental All Cap Core Trust	0.20%
Fundamental Holdings Trust	0.10%
Fundamental Large Cap Value Trust	0.20%
Fundamental Value Trust	0.20%
Global Trust	0.25%
Growth Diversification Trust	0.10%
Growth Equity Trust	0.20%
Health Sciences Trust	0.20%
Heritage Trust	0.20%
International Core Trust	0.25%
International Growth Stock Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Stock Trust	0.20%
Mid Cap Value Equity Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Natural Resources Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
Small Company Growth Trust	0.20%
Small Company Value Trust	0.20%
Smaller Company Growth Trust	0.20%
U.S. Equity Trust	0.20%
Utilities Trust	0.20%
Value Trust	0.20%

The Adviser has contractually agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. All Portfolios except Core Fundamental Holdings Trust, Core Global Diversification Trust, Lifestyle PS Series, Franklin Templeton Founding Allocation Trust, Fundamental Holdings Trust and Global Diversification Trust covered in this report are Participating Portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Portfolios.

The Adviser has contractually agreed to reimburse certain other expenses for Core Fundamental Holdings Trust and Core Global Diversification Trust so that certain expenses do not exceed 0.05% of average daily net assets of each Trust. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive its management fee for Global Trust, International Value Trust, Small Cap Opportunities Trust and Smaller Company Growth Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2014, and may terminate at any time thereafter.

The Adviser has contractually agreed to reimburse certain other expenses for Lifestyle PS Series so that certain expenses do not exceed 0.10% of average daily net assets of Lifestyle PS Series. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2014, and may terminate at any time thereafter.

Effective July 13, 2012, the Adviser has contractually agreed to waive its management fee for Natural Resources Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolio’s average daily net assets. The expense reimbursements will remain in effect until December 31, 2013, and may terminate at any time thereafter.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Adviser.

The Distributor agreed to waive all or a portion of the Rule 12b-1 fees payable to the Distributor on Series I, Series II and Series III share classes of the Fundamental Holdings Trust and Global Diversification Trust. The amount waived will be the net advisory fee received by the Adviser (after payment of the subadvisory fee) from its management of the portion of the underlying Trust assets invested in by that series of the Funds. The Distributor will not waive accrued Rule 12b-1 fees with respect to assets of the share class of the Fund that are not invested in funds of the Trust. The expense reimbursement shall continue in effect until April 30, 2013, and may terminate anytime thereafter.

For the year ended December 31, 2012, the waivers under these agreements amounted to:

EXPENSE REIMBURSEMENT BY CLASS

Portfolio	Series I	Series II	Series III	Series NAV	Total
All Cap Core Trust	$2,457	$263	—	$9,382	$12,102
All Cap Value Trust	985	923	—	14,754	16,662
Alpha Opportunities Trust	18	—	—	30,755	30,773
American Asset Allocation Trust	6,471	43,985	$5,155	—	55,611
American Global Growth Trust	70	5,499	129	—	5,698
American Global Small Capitalization Trust	752	49,664	31,155	—	81,571
American Growth Trust	3,150	31,634	3,534	—	38,318
American Growth-Income Trust	6,914	26,731	3,585	—	37,230
American High-Income Bond Trust	2,510	34,259	26,202	—	62,971
American International Trust	2,733	19,447	1,654	—	23,834
American New World Trust	303	2,217	90	—	2,610
Blue Chip Growth Trust	96,794	43,261	—	458,912	598,967
Capital Appreciation Trust	6,322	2,550	—	27,324	36,196
Capital Appreciation Value Trust	295	113,618	—	7,434	121,347
Core Allocation Plus Trust	761	4,874	—	1,234	6,869
Core Fundamental Holdings Trust	—	7,513	590	—	8,103
Disciplined Diversification Trust	9	7,057	—	1,405	8,471
Emerging Markets Value Trust	291	—	—	34,380	34,671
Equity-Income Trust	105,935	59,690	—	515,873	681,498
Financial Services Trust	3,316	796	—	631	4,743
Fundamental All Cap Core Trust	4,145	2,125	—	36,881	43,151
Fundamental Holdings Trust	5,262	1,351,755	46,319	—	1,403,336
Fundamental Large Cap Value Trust	1,874	474	—	13,350	15,698

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Series I	Series II	Series III	Series NAV	Total
Fundamental Value Trust	$11,269	$9,142	—	$32,617	$53,028
Global Trust	36,776	7,044	—	98,468	142,288
Global Diversification Trust	9,958	682,619	—	—	692,577
Growth Equity Trust	—	—	—	15,186	15,186
Health Sciences Trust	38,310	38,626	—	25,310	102,246
Heritage Trust	—	—	—	4,553	4,553
International Core Trust	1,525	704	—	20,551	22,780
International Growth Stock Trust	15	118	—	9,867	10,000
International Small Company Trust	58,897	37,087	—	45,779	141,763
International Value Trust	49,506	43,713	—	338,952	432,171
Lifestyle Conservative PS Series	—	21,032	—	—	21,032
Lifestyle Moderate PS Series	—	11,677	—	—	11,677
Mid Cap Stock Trust	6,237	3,756	—	15,204	25,197
Mid Cap Value Equity Trust	—	—	—	4,515	4,515
Mid Value Trust	140,926	41,491	—	189,694	372,111
Mutual Shares Trust	27,051	—	—	56,259	83,310
Natural Resources Trust	1,022	9,186	—	5,468	15,676
Real Estate Securities Trust	3,298	2,583	—	7,726	13,607
Science & Technology Trust	95,208	14,011	—	3,758	112,977
Small Cap Growth Trust	3,040	1,162	—	9,496	13,698
Small Cap Opportunities Trust	28,192	28,980	—	82,047	139,219
Small Cap Value Trust	8,671	1,501	—	10,587	20,759
Small Company Growth Trust	—	—	—	3,514	3,514
Small Company Value Trust	46,325	43,218	—	119,831	209,374
Smaller Company Growth Trust	118,277	29,153	—	174,197	321,627
U.S. Equity Trust	2,825	193	—	26,952	29,970
Utilities Trust	4,640	937	—	951	6,528
Value Trust	11,322	1,041	—	837	13,200

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2012, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts eligible for recovery through 12-1-2014	Amounts eligible for recovery through 12-1-2015	Amount recovered during the period ended 12-31-2012
American Global Small Cap Trust	—	$78,550	—
American High-Income Bond Trust	—	59,555	—
Core Fundamental Holdings Trust	$2,985	8,104	$29,839
Core Global Diversification Trust	—	—	10,683
Lifestyle Balanced PS Series	—	—	43,674
Lifestyle Conservative PS Series	49,710	21,032	—
Lifestyle Growth PS Series	—	—	38,658
Lifestyle Moderate PS Series	44,834	11,677	3,909

Amounts recovered by class
Portfolio	Series I	Series II	Series III	Total
Core Fundamental Holdings Trust	$2	$27,565	$2,272	$29,839
Core Global Diversification Trust	5	10,070	608	10,683
Lifestyle Balanced PS Series	—	43,674	—	43,674
Lifestyle Growth PS Series	—	38,658	—	38,658
Lifestyle Moderate PS Series	—	3,909	—	3,909

The net investment management fees incurred for the year ended December 31, 2012, including the impact of waivers, reimbursements and amounts recaptured, were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
All Cap Core Trust	0.77%
All Cap Value Trust	0.77%
Alpha Opportunities Trust	0.97%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Global Small Capitalization Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American High-Income Bond Trust	0.00%*
American International Trust	0.00%*
American New World Trust	0.00%*
Blue Chip Growth Trust	0.75%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.78%
Core Allocation Plus Trust	0.91%
Core Fundamental Holdings Trust	0.06%
Core Global Diversification Trust	0.06%
Disciplined Diversification Trust	0.74%
Emerging Markets Value Trust	0.95%
Equity-Income Trust	0.75%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Annual Effective Rate
Financial Services Trust	0.78%
Franklin Templeton Founding Allocation Trust	0.04%
Fundamental All Cap Core Trust	0.67%
Fundamental Holdings Trust	0.04%
Fundamental Large Cap Value Trust	0.66%
Fundamental Value Trust	0.75%
Global Trust	0.79%
Global Diversification Trust	0.04%
Growth Equity Trust	0.74%
Health Sciences Trust	0.98%
Heritage Trust	0.85%
International Core Trust	0.88%
International Growth Stock Trust	0.81%
International Small Company Trust	0.81%
International Value Trust	0.76%
Lifestyle Balanced PS Series	0.08%
Lifestyle Conservative PS Series	0.00%
Lifestyle Growth PS Series	0.08%
Lifestyle Moderate PS Series	0.04%
Mid Cap Stock Trust	0.83%
Mid Cap Value Equity Trust	0.87%
Mid Value Trust	0.90%
Mutual Shares Trust	0.94%
Natural Resources Trust	0.99%
Real Estate Securities Trust	0.70%
Science & Technology Trust	1.02%
Small Cap Growth Trust	1.06%
Small Cap Opportunities Trust	0.91%
Small Cap Value Trust	1.04%
Small Company Growth Trust	1.00%
Small Company Value Trust	0.98%
Smaller Company Growth Trust	0.92%
U.S. Equity Trust	0.75%
Utilities Trust	0.82%
Value Trust	0.72%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these Portfolios, see Note 1.

Accounting and legal services. Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2012 amounted to an approximate annual rate of 0.01% of the Portfolios’ average daily net assets.

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fee under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

For all Portfolios except American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Fundamental Holdings Trust and Global Diversification Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

For American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Fundamental Holdings Trust and Global Diversification Trust, 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

For Core Fundamental Holdings Trust and Core Global Diversification Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.35%
Series II	0.55%
Series III	0.15%

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2012 and December 31, 2011 were as follows:

All Cap Core Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	50,918	$938,485	103,779	$1,773,806
Distributions reinvested	43,438	803,310	47,266	765,940
Repurchased	(577,179)	(10,440,949)	(864,970)	(14,521,683)
Net decrease	(482,823)	($8,699,154)	(713,925)	($11,981,937)
Series II shares
Sold	38,860	$713,309	12,370	$217,917
Distributions reinvested	3,845	71,022	4,148	67,042
Repurchased	(90,342)	(1,638,364)	(90,302)	(1,523,718)
Net decrease	(47,637)	($854,033)	(73,784)	($1,238,759)
Series NAV shares
Sold	775,501	$13,432,257	990,888	$15,365,682
Distributions reinvested	173,285	3,206,321	187,594	3,041,043
Repurchased	(3,010,922)	(54,828,865)	(1,923,989)	(32,877,776)
Net decrease	(2,062,136)	($38,190,287)	(745,507)	($14,471,051)
Net decrease	(2,592,596)	($47,743,474)	(1,533,216)	($27,691,747)

All Cap Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	146,290	$1,225,411	389,514	$3,235,525
Distributions reinvested	165,111	1,355,089	14,345	112,907
Repurchased	(984,629)	(8,318,609)	(878,717)	(7,259,264)
Net decrease	(673,228)	($5,738,109)	(474,858)	($3,910,832)
Series II shares
Sold	94,266	$786,305	235,851	$2,014,289
Distributions reinvested	149,742	1,224,725	5,621	43,946
Repurchased	(849,443)	(7,105,841)	(730,766)	(6,060,132)
Net decrease	(605,435)	($5,094,811)	(489,294)	($4,001,897)
Series NAV shares
Sold	9,796,726	$84,062,603	16,025,924	$133,431,081
Distributions reinvested	2,764,484	22,601,208	202,534	1,589,461
Repurchased	(7,644,017)	(64,204,619)	(3,024,813)	(24,951,864)
Net increase	4,917,193	$42,459,192	13,203,645	$110,068,678
Net increase	3,638,530	$31,626,272	12,239,493	$102,155,949

Alpha Opportunities Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	16,163	$213,762	29,150	$397,967
Distributions reinvested	3,655	46,413	3,226	37,718
Repurchased	(4,617)	(60,474)	(14,587)	(231,809)
Net increase	15,201	$199,701	17,789	$203,876
Series NAV shares
Sold	3,124,998	$41,458,071	4,967,463	$67,568,443
Distributions reinvested	5,568,074	70,754,830	11,335,901	132,656,167
Repurchased	(15,657,756)	(206,364,068)	(3,169,290)	(48,774,988)
Net increase (decrease)	(6,964,684)	($94,151,167)	13,134,074	$151,449,622
Net increase (decrease)	(6,949,483)	($93,951,466)	13,151,863	$151,653,498

American Asset Allocation Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	190,197	$2,280,743	167,106	$1,866,464
Distributions reinvested	235,919	2,932,470	262,878	2,883,770
Repurchased	(2,142,924)	(25,670,777)	(2,975,023)	(33,316,635)
Net decrease	(1,716,808)	($20,457,564)	(2,545,039)	($28,566,401)
Series II shares
Sold	23,494	$270,425	125,738	$1,416,114
Distributions reinvested	1,458,828	18,133,226	1,616,567	17,733,694
Repurchased	(13,266,633)	(158,524,416)	(14,269,339)	(159,297,776)
Net decrease	(11,784,311)	($140,120,765)	(12,527,034)	($140,147,968)
Series III shares
Sold	133,971	$1,633,366	162,125	$1,822,411
Distributions reinvested	233,103	2,895,137	251,236	2,753,547
Repurchased	(1,186,038)	(14,284,951)	(996,272)	(11,119,292)
Net decrease	(818,964)	($9,756,448)	(582,911)	($6,543,334)
Net decrease	(14,320,083)	($170,334,777)	(15,654,984)	($175,257,703)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Global Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	228,839	$2,587,013	141,279	$1,504,276
Distributions reinvested	897	10,946	1,638	16,541
Repurchased	(203,065)	(2,272,809)	(7,633)	(84,705)
Net increase	26,671	$325,150	135,284	$1,436,112
Series II shares
Sold	484,387	$5,493,559	997,879	$9,980,029
Distributions reinvested	44,146	537,704	130,886	1,320,640
Repurchased	(2,691,647)	(30,635,834)	(3,243,549)	(35,968,220)
Net decrease	(2,163,114)	($24,604,571)	(2,114,784)	($24,667,551)
Series III shares
Sold	20,294	$225,035	63,202	$702,135
Distributions reinvested	2,551	31,022	4,647	46,800
Repurchased	(37,840)	(434,971)	(21,907)	(249,229)
Net increase (decrease)	(14,995)	($178,914)	45,942	$499,706
Net decrease	(2,151,438)	($24,458,335)	(1,933,558)	($22,731,733)

American Global Small Capitalization Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	64,760	$587,278	44,283	$427,661
Distributions reinvested	771	7,163	440	3,540
Repurchased	(18,704)	(171,195)	(9,128)	(85,256)
Net increase	46,827	$423,246	35,595	$345,945
Series II shares
Sold	291,635	$2,556,897	841,632	$7,189,343
Distributions reinvested	41,609	384,885	55,812	448,173
Repurchased	(1,233,708)	(11,009,467)	(2,022,985)	(19,443,393)
Net decrease	(900,464)	($8,067,685)	(1,125,541)	($11,805,877)
Series III shares
Sold	207,376	$1,780,682	787,854	$6,576,117
Distributions reinvested	43,461	402,449	55,376	444,668
Repurchased	(686,240)	(6,218,344)	(198,443)	(1,878,731)
Net increase (decrease)	(435,403)	($4,035,213)	644,787	$5,142,054
Net decrease	(1,289,040)	($11,679,652)	(445,159)	($6,317,878)

American Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	410,116	$6,803,358	623,022	$10,058,028
Distributions reinvested	21,221	365,644	15,550	231,543
Repurchased	(1,535,066)	(25,542,422)	(1,275,298)	(19,959,201)
Net decrease	(1,103,729)	($18,373,420)	(636,726)	($9,669,630)
Series II shares
Sold	1,797,870	$29,150,796	3,570,980	$51,184,348
Distributions reinvested	136,901	2,350,588	56,130	833,531
Repurchased	(12,668,646)	(209,992,324)	(13,881,402)	(218,566,280)
Net decrease	(10,733,875)	($178,490,940)	(10,254,292)	($166,548,401)
Series III shares
Sold	241,861	$3,885,043	1,140,404	$17,316,150
Distributions reinvested	45,273	776,883	41,077	609,163
Repurchased	(806,190)	(13,560,091)	(270,147)	(4,313,014)
Net increase (decrease)	(519,056)	($8,898,165)	911,334	$13,612,299
Net decrease	(12,356,660)	($205,762,525)	(9,979,684)	($162,605,732)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Growth-Income Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	426,784	$6,785,871	213,376	$3,053,143
Issued in reorganization (Note 12)	2,348,972	38,619,708	—	—
Distributions reinvested	173,364	2,874,366	167,693	2,419,390
Repurchased	(2,752,871)	(43,785,732)	(2,813,914)	(41,900,690)
Net increase (decrease)	196,249	$4,494,213	(2,432,845)	($36,428,157)
Series II shares
Sold	8,465	$140,842	2,232,981	$29,875,935
Issued in reorganization (Note 12)	3,056,026	50,112,948	—	—
Distributions reinvested	542,732	8,982,170	598,818	8,627,280
Repurchased	(8,765,545)	(139,378,733)	(11,123,311)	(165,018,931)
Net decrease	(5,158,322)	($80,142,773)	(8,291,512)	($126,515,716)
Series III shares
Sold	38,025	$598,317	315,359	$4,375,242
Issued in reorganization (Note 12)	10,692,630	175,898,126	—	—
Distributions reinvested	244,057	4,036,705	85,294	1,227,239
Repurchased	(814,749)	(13,166,971)	(442,849)	(6,534,637)
Net increase (decrease)	10,159,963	$167,366,177	(42,196)	($932,156)
Net increase (decrease)	5,197,890	$91,717,617	(10,766,553)	($163,876,029)

American High-Income Bond Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	252,545	$2,822,331	177,529	$1,986,056
Distributions reinvested	25,026	272,535	11,626	119,518
Repurchased	(49,254)	(544,695)	(31,048)	(347,815)
Net increase	228,317	$2,550,171	158,107	$1,757,759
Series II shares
Sold	737,902	$8,117,606	739,224	$8,168,996
Distributions reinvested	327,220	3,556,887	379,639	3,895,090
Repurchased	(1,002,124)	(10,979,971)	(1,589,315)	(17,623,785)
Net increase (decrease)	62,998	$694,522	(470,452)	($5,559,699)
Series III shares
Sold	96,940	$1,060,559	162,267	$1,767,895
Distributions reinvested	267,975	2,907,521	310,290	3,177,372
Repurchased	(479,392)	(5,282,562)	(286,748)	(3,173,532)
Net increase (decrease)	(114,477)	($1,314,482)	185,809	$1,771,735
Net increase (decrease)	176,838	$1,930,211	(126,536)	($2,030,205)

American International Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	616,499	$9,232,992	582,710	$9,006,755
Distributions reinvested	53,549	851,967	99,473	1,367,751
Repurchased	(1,895,387)	(28,362,964)	(1,584,617)	(25,636,928)
Net decrease	(1,225,339)	($18,278,005)	(902,434)	($15,262,422)
Series II shares
Sold	1,257,609	$17,999,248	4,035,666	$54,275,441
Distributions reinvested	326,609	5,193,075	582,796	8,007,614
Repurchased	(8,237,043)	(124,395,112)	(7,262,729)	(114,991,861)
Net decrease	(6,652,825)	($101,202,789)	(2,644,267)	($52,708,806)
Series III shares
Sold	232,516	$3,377,901	1,212,851	$18,285,485
Distributions reinvested	44,800	710,523	63,966	876,340
Repurchased	(382,237)	(5,876,722)	(23,385)	(378,649)
Net increase (decrease)	(104,921)	($1,788,298)	1,253,432	$18,783,176
Net decrease	(7,983,085)	($121,269,092)	(2,293,269)	($49,188,052)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American New World Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	163,886	$2,100,712	341,596	$4,324,157
Distributions reinvested	4,092	55,003	10,940	126,904
Repurchased	(197,829)	(2,428,996)	(181,981)	(2,348,303)
Net increase (decrease)	(29,851)	($273,281)	170,555	$2,102,758
Series II shares
Sold	335,312	$4,265,491	673,218	$8,982,540
Distributions reinvested	21,318	286,514	72,521	840,517
Repurchased	(991,245)	(12,442,191)	(2,010,302)	(26,662,920)
Net decrease	(634,615)	($7,890,186)	(1,264,563)	($16,839,863)
Series III shares
Sold	4,474	$55,334	59,018	$775,951
Distributions reinvested	1,682	22,559	4,190	48,439
Repurchased	(45,366)	(568,900)	(29,767)	(391,738)
Net increase (decrease)	(39,210)	($491,007)	33,441	$432,652
Net decrease	(703,676)	($8,654,474)	(1,060,567)	($14,304,453)

Blue Chip Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	91,810	$2,100,635	187,326	$4,024,600
Distributions reinvested	10,927	260,943	1,126	22,096
Repurchased	(2,321,660)	(54,404,180)	(2,900,620)	(60,340,373)
Net decrease	(2,218,923)	($52,042,602)	(2,712,168)	($56,293,677)
Series II shares
Sold	376,510	$8,789,826	563,756	$11,598,644
Repurchased	(1,277,126)	(29,683,663)	(1,356,710)	(28,008,995)
Net decrease	(900,616)	($20,893,837)	(792,954)	($16,410,351)
Series NAV shares
Sold	2,186,975	$50,841,686	3,289,377	$64,071,813
Distributions reinvested	76,947	1,835,189	9,901	194,052
Repurchased	(9,477,123)	(223,168,295)	(7,906,600)	(166,963,107)
Net decrease	(7,213,201)	($170,491,420)	(4,607,322)	($102,697,242)
Net decrease	(10,332,740)	($243,427,859)	(8,112,444)	($175,401,270)

Capital Appreciation Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	208,622	$2,338,685	533,849	$5,574,245
Distributions reinvested	25,301	286,317	14,450	140,457
Repurchased	(3,253,799)	(36,514,102)	(4,131,055)	(42,157,526)
Net decrease	(3,019,876)	($33,889,100)	(3,582,756)	($36,442,824)
Series II shares
Sold	674,194	$7,570,095	509,277	$5,126,630
Distributions reinvested	4,094	45,927	2,307	22,127
Repurchased	(1,734,337)	(19,201,938)	(1,765,565)	(17,966,711)
Net decrease	(1,056,049)	($11,585,916)	(1,253,981)	($12,817,954)
Series NAV shares
Sold	4,153,337	$46,431,690	4,219,648	$40,646,963
Distributions reinvested	146,227	1,653,644	91,992	898,324
Repurchased	(12,543,421)	(142,876,731)	(9,454,701)	(99,340,218)
Net decrease	(8,243,857)	($94,791,397)	(5,143,061)	($57,794,931)
Net decrease	(12,319,782)	($140,266,413)	(9,979,798)	($107,055,709)

Capital Appreciation Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	61,403	$723,396	29,882	$344,296
Distributions reinvested	6,853	78,717	2,341	26,167
Repurchased	(76,978)	(917,436)	(40,012)	(475,972)
Net decrease	(8,722)	($115,323)	(7,789)	($105,509)
Series II shares
Sold	114,100	$1,360,087	97,677	$1,129,490
Distributions reinvested	2,912,936	33,371,611	758,310	8,436,134
Repurchased	(3,079,977)	(37,221,108)	(3,812,111)	(44,213,677)
Net decrease	(52,941)	($2,489,410)	(2,956,124)	($34,648,053)
Series NAV shares
Sold	782,440	$9,544,149	1,309,463	$15,340,681
Distributions reinvested	206,456	2,369,287	37,775	423,360
Repurchased	(362,853)	(4,480,299)	(322,182)	(3,791,911)
Net increase	626,043	$7,433,137	1,025,056	$11,972,130
Net increase (decrease)	564,380	$4,828,404	(1,938,857)	($22,781,432)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Allocation Plus Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	52,820	$555,818	41,426	$453,057
Distributions reinvested	155,976	1,587,405	174,383	1,721,161
Repurchased	(698,780)	(7,404,269)	(237,184)	(2,516,207)
Net decrease	(489,984)	($5,261,046)	(21,375)	($341,989)
Series II shares
Sold	94,175	$973,091	60,509	$617,094
Distributions reinvested	1,025,841	10,443,062	973,906	9,613,699
Repurchased	(1,447,813)	(15,273,732)	(1,560,340)	(16,802,985)
Net decrease	(327,797)	($3,857,579)	(525,925)	($6,572,192)
Series NAV shares
Sold	776,367	$8,166,679	2,129,670	$23,761,181
Distributions reinvested	76,010	772,893	522,031	5,152,445
Repurchased	(7,399,894)	(79,293,043)	(94,523)	(991,342)
Net increase (decrease)	(6,547,517)	($70,353,471)	2,557,178	$27,922,284
Net increase (decrease)	(7,365,298)	($79,472,096)	2,009,878	$21,008,103

Core Fundamental Holdings Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Distributions reinvested	50	$833	37	$574
Net increase	50	$833	37	$574
Series II shares
Sold	2,889,383	$46,968,005	3,063,012	$48,947,357
Distributions reinvested	494,639	8,224,665	326,090	5,057,288
Repurchased	(1,400,739)	(23,107,571)	(1,294,858)	(20,431,682)
Net increase	1,983,283	$32,085,099	2,094,244	$33,572,963
Series III shares
Sold	141,936	$2,329,227	317,334	$5,070,751
Distributions reinvested	44,873	746,490	34,678	537,282
Repurchased	(175,006)	(2,885,492)	(136,765)	(2,158,523)
Net increase	11,803	$190,225	215,247	$3,449,510
Net increase	1,995,136	$32,276,157	2,309,528	$37,023,047

Core Global Diversification Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	—	—	9,174	$150,000
Distributions reinvested	895	$13,848	285	4,284
Repurchased	(112)	(1,802)	(1,773)	(27,205)
Net increase	783	$12,046	7,686	$127,079
Series II shares
Sold	1,408,103	$22,524,963	3,347,054	$54,600,995
Distributions reinvested	1,747,985	27,059,227	522,238	7,855,389
Repurchased	(2,092,233)	(33,059,084)	(2,155,879)	(33,523,154)
Net increase	1,063,855	$16,525,106	1,713,413	$28,933,230
Series III shares
Sold	53,445	$854,988	259,269	$4,197,319
Distributions reinvested	108,020	1,670,398	36,716	551,870
Repurchased	(146,962)	(2,329,464)	(132,846)	(2,129,350)
Net increase	14,503	$195,922	163,139	$2,619,839
Net increase	1,079,141	$16,733,074	1,884,238	$31,680,148

Disciplined Diversification Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,108	$84,910	1,996	$24,922
Distributions reinvested	816	10,131	432	5,058
Repurchased	(1,713)	(21,369)	(7,078)	(88,932)
Net increase (decrease)	6,211	$73,672	(4,650)	($58,952)
Series II shares
Sold	118,955	$1,427,304	118,315	$1,474,378
Distributions reinvested	589,916	7,326,887	439,517	5,153,942
Repurchased	(1,699,243)	(21,248,535)	(2,449,996)	(30,509,616)
Net decrease	(990,372)	($12,494,344)	(1,892,164)	($23,881,296)
Series NAV shares
Sold	239,332	$2,974,405	2,814,000	$35,417,508
Distributions reinvested	59,869	742,910	300,604	3,523,614
Repurchased	(9,756,800)	(121,923,447)	(406,582)	(4,964,050)
Net increase (decrease)	(9,457,599)	($118,206,132)	2,708,022	$33,977,072
Net increase (decrease)	(10,441,760)	($130,626,804)	811,208	$10,036,824

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Emerging Markets Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	195,587	$2,163,233	108,595	$1,421,980
Distributions reinvested	70,463	688,847	109,044	1,198,871
Repurchased	(117,946)	(1,232,434)	(172,268)	(2,503,716)
Net increase	148,104	$1,619,646	45,371	$117,135
Series NAV shares
Sold	13,563,070	$141,045,725	13,672,624	$164,096,480
Distributions reinvested	8,694,724	84,901,770	13,487,039	148,041,840
Repurchased	(11,138,261)	(121,008,077)	(2,368,306)	(34,713,355)
Net increase	11,119,533	$104,939,418	24,791,357	$277,424,967
Net increase	11,267,637	$106,559,064	24,836,728	$277,542,102

Equity-Income Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	179,758	$2,675,364	94,887	$1,326,396
Issued in reorganization (Note 12)	—	—	1,913,143	28,719,859
Distributions reinvested	421,737	6,362,799	439,072	5,850,481
Repurchased	(3,657,986)	(54,188,094)	(4,508,868)	(62,696,001)
Net decrease	(3,056,491)	($45,149,931)	(2,061,766)	($26,799,265)
Series II shares
Sold	309,180	$4,551,283	545,228	$7,524,006
Issued in reorganization (Note 12)	—	—	1,774,923	26,568,392
Distributions reinvested	215,143	3,239,108	221,448	2,943,614
Repurchased	(2,312,238)	(34,336,406)	(2,460,287)	(33,962,853)
Net increase (decrease)	(1,787,915)	($26,546,015)	81,312	$3,073,159
Series NAV shares
Sold	4,822,624	$70,373,697	4,535,621	$55,893,835
Issued in reorganization (Note 12)	—	—	9,388,950	140,571,143
Distributions reinvested	2,124,680	31,970,280	2,143,031	28,478,397
Repurchased	(18,429,529)	(274,474,350)	(10,059,488)	(137,030,459)
Net increase (decrease)	(11,482,225)	($172,130,373)	6,008,114	$87,912,916
Net increase (decrease)	(16,326,631)	($243,826,319)	4,027,660	$64,186,810

Financial Services Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	625,221	$7,394,684	421,009	$4,783,062
Distributions reinvested	63,798	753,977	162,674	1,714,392
Repurchased	(1,588,051)	(18,642,987)	(2,360,750)	(27,200,368)
Net decrease	(899,032)	($10,494,326)	(1,777,067)	($20,702,914)
Series II shares
Sold	104,316	$1,230,301	116,027	$1,294,666
Distributions reinvested	11,815	139,184	35,727	375,047
Repurchased	(468,820)	(5,449,220)	(652,217)	(7,474,433)
Net decrease	(352,689)	($4,079,735)	(500,463)	($5,804,720)
Series NAV shares
Sold	161,707	$1,873,797	169,068	$2,005,853
Distributions reinvested	12,802	151,023	32,151	338,284
Repurchased	(358,285)	(4,169,267)	(435,073)	(5,068,551)
Net decrease	(183,776)	($2,144,447)	(233,854)	($2,724,414)
Net decrease	(1,435,497)	($16,718,508)	(2,511,384)	($29,232,048)

Franklin Templeton Founding Allocation Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	134,798	$1,395,448	139,278	$1,382,016
Distributions reinvested	128,334	1,373,172	140,770	1,340,133
Repurchased	(519,790)	(5,346,119)	(375,615)	(3,840,617)
Net decrease	(256,658)	($2,577,499)	(95,567)	($1,118,468)
Series II shares
Sold	91,441	$887,898	306,389	$2,924,195
Distributions reinvested	3,053,449	32,732,971	3,463,416	33,006,304
Repurchased	(14,139,174)	(145,709,652)	(16,500,770)	(167,135,094)
Net decrease	(10,994,284)	($112,088,783)	(12,730,965)	($131,204,595)
Series NAV shares
Sold	483,209	$5,019,177	357,954	$3,569,392
Distributions reinvested	43,596	466,045	31,779	302,214
Repurchased	(100,477)	(1,024,167)	(162,636)	(1,640,334)
Net increase	426,328	$4,461,055	227,097	$2,231,272
Net decrease	(10,824,614)	($110,205,227)	(12,599,435)	($130,091,791)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Fundamental All Cap Core Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	812,159	$11,694,430	476,296	$6,169,994
Distributions reinvested	64,029	939,206	108,291	1,330,649
Repurchased	(1,674,974)	(23,260,612)	(2,235,547)	(28,972,477)
Net decrease	(798,786)	($10,626,976)	(1,650,960)	($21,471,834)
Series II shares
Sold	281,850	$4,064,262	80,522	$986,651
Distributions reinvested	24,683	361,404	44,721	548,448
Repurchased	(764,718)	(10,776,090)	(835,988)	(10,982,921)
Net decrease	(458,185)	($6,350,424)	(710,745)	($9,447,822)
Series NAV shares
Sold	422,365	$5,975,213	517,902	$6,521,946
Distributions reinvested	599,721	8,826,786	977,192	12,051,274
Repurchased	(8,591,908)	(120,476,190)	(9,539,609)	(124,471,612)
Net decrease	(7,569,822)	($105,674,191)	(8,044,515)	($105,898,392)
Net decrease	(8,826,793)	($122,651,591)	(10,406,220)	($136,818,048)

Fundamental Holdings Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	90,181	$969,323	133,522	$1,392,200
Distributions reinvested	6,650	73,810	4,886	49,205
Repurchased	(17,265)	(188,116)	(99,146)	(1,040,839)
Net increase	79,566	$855,017	39,262	$400,566
Series II shares
Sold	123,503	$1,298,940	78,117	$810,037
Distributions reinvested	1,402,190	15,578,333	1,400,241	14,114,426
Repurchased	(10,164,994)	(109,970,231)	(11,458,177)	(119,090,705)
Net decrease	(8,639,301)	($93,092,958)	(9,979,819)	($104,166,242)
Series III shares
Sold	93,828	$1,026,152	158,497	$1,650,571
Distributions reinvested	113,271	1,257,322	114,689	1,154,918
Repurchased	(588,721)	(6,356,891)	(390,424)	(4,063,094)
Net decrease	(381,622)	($4,073,417)	(117,238)	($1,257,605)
Net decrease	(8,941,357)	($96,311,358)	(10,057,795)	($105,023,281)

Fundamental Large Cap Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,717,754	$19,397,794	4,618,638	$44,586,456
Distributions reinvested	65,733	770,550	37,640	372,972
Repurchased	(780,603)	(8,584,552)	(159,762)	(1,551,310)
Net increase	1,002,884	$11,583,792	4,496,516	$43,408,118
Series II shares
Sold	412,563	$4,752,666	165,189	$1,677,126
Distributions reinvested	12,853	151,636	10,428	102,427
Repurchased	(342,179)	(3,854,700)	(286,768)	(2,919,353)
Net increase (decrease)	83,237	$1,049,602	(111,151)	($1,139,800)
Series NAV shares
Sold	17,128,643	$192,632,364	10,643,038	$106,116,530
Distributions reinvested	475,399	5,566,825	295,909	2,882,272
Repurchased	(8,603,184)	(98,203,930)	(2,916,178)	(28,926,553)
Net increase	9,000,858	$99,995,259	8,022,769	$80,072,249
Net increase	10,086,979	$112,628,653	12,408,134	$122,340,567

Fundamental Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	19,387	$285,269	17,624	$250,969
Distributions reinvested	200,462	2,964,316	218,623	2,950,617
Repurchased	(4,287,700)	(63,575,732)	(5,448,664)	(77,251,716)
Net decrease	(4,067,851)	($60,326,147)	(5,212,417)	($74,050,130)
Series II shares
Sold	207,508	$3,049,950	730,138	$9,708,349
Distributions reinvested	130,044	1,919,663	136,024	1,831,164
Repurchased	(3,287,565)	(48,661,556)	(4,283,070)	(60,403,955)
Net decrease	(2,950,013)	($43,691,943)	(3,416,908)	($48,864,442)
Series NAV shares
Sold	3,359,960	$49,224,307	3,354,334	$44,355,125
Distributions reinvested	635,952	9,373,206	636,063	8,563,397
Repurchased	(10,971,959)	(162,987,343)	(4,727,888)	(66,821,805)
Net decrease	(6,976,047)	($104,389,830)	(737,491)	($13,903,283)
Net decrease	(13,993,911)	($208,407,920)	(9,366,816)	($136,817,855)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Global Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	292,266	$4,184,261	401,428	$5,165,132
Distributions reinvested	218,834	3,274,609	251,006	3,341,741
Repurchased	(1,968,189)	(29,171,631)	(1,645,599)	(24,004,465)
Net decrease	(1,457,089)	($21,712,761)	(993,165)	($15,497,592)
Series II shares
Sold	132,472	$1,940,815	166,438	$2,410,403
Distributions reinvested	37,856	564,914	43,099	571,988
Repurchased	(453,853)	(6,643,920)	(389,853)	(5,708,834)
Net decrease	(283,525)	($4,138,191)	(180,316)	($2,726,443)
Series NAV shares
Sold	114,555	$1,589,056	237,544	$3,103,219
Distributions reinvested	600,771	8,983,571	690,493	9,179,617
Repurchased	(4,466,794)	(67,204,076)	(3,168,632)	(48,492,044)
Net decrease	(3,751,468)	($56,631,449)	(2,240,595)	($36,209,208)
Net decrease	(5,492,082)	($82,482,401)	(3,414,076)	($54,433,243)

Global Diversification Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	363,164	$3,782,777	672,941	$6,996,915
Distributions reinvested	19,547	211,497	17,442	166,571
Repurchased	(93,030)	(991,092)	(384,075)	(3,839,879)
Net increase	289,681	$3,003,182	306,308	$3,323,607
Series II shares
Sold	94,717	$956,071	402,032	$3,912,546
Distributions reinvested	1,064,339	11,526,794	1,412,063	13,499,319
Repurchased	(8,779,156)	(90,999,914)	(9,788,375)	(101,169,601)
Net decrease	(7,620,100)	($78,517,049)	(7,974,280)	($83,757,736)
Series III shares[1]
Distributions reinvested	—	—	226	$2,156
Repurchased	(9,635)	($95,671)	—	—
Net increase (decrease)	(9,635)	($95,671)	226	$2,156
Net decrease	(7,340,054)	($75,609,538)	(7,667,746)	($80,431,973)

1 Series III shares were terminated on 6-26-12.

Growth Equity Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,580,706	$19,071,769	1,959,423	$20,594,122
Distributions reinvested	7,292	92,028	60,251	641,066
Repurchased	(5,732,068)	(72,059,761)	(3,181,432)	(36,859,786)
Net decrease	(4,144,070)	($52,895,964)	(1,161,758)	($15,624,598)

Health Sciences Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	600,150	$12,159,692	945,491	$16,159,394
Distributions reinvested	213,932	4,372,778	43,416	679,467
Repurchased	(838,735)	(16,988,184)	(1,092,434)	(18,288,092)
Net decrease	(24,653)	($455,714)	(103,527)	($1,449,231)
Series II shares
Sold	522,043	$10,231,763	530,788	$9,006,935
Distributions reinvested	230,444	4,590,437	45,336	694,099
Repurchased	(876,502)	(17,416,422)	(937,529)	(15,394,716)
Net decrease	(124,015)	($2,594,222)	(361,405)	($5,693,682)
Series NAV shares
Sold	589,110	$11,844,397	745,126	$12,774,919
Distributions reinvested	144,603	2,970,143	22,624	355,424
Repurchased	(439,361)	(9,004,301)	(538,731)	(9,042,386)
Net increase	294,352	$5,810,239	229,019	$4,087,957
Net increase (decrease)	145,684	$2,760,303	(235,913)	($3,054,956)

Heritage Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	767,312	$9,051,802	903,880	$10,444,841
Distributions reinvested	950,773	10,829,308	1,567,540	16,615,917
Repurchased	(1,761,623)	(21,434,585)	(1,192,517)	(15,559,886)
Net increase (decrease)	(43,538)	($1,553,475)	1,278,903	$11,500,872

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Core Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	127,562	$1,154,406	353,581	$3,374,457
Distributions reinvested	139,785	1,268,371	144,506	1,237,519
Repurchased	(988,975)	(8,980,333)	(1,249,093)	(12,120,841)
Net decrease	(721,628)	($6,557,556)	(751,006)	($7,508,865)
Series II shares
Sold	106,541	$968,511	339,404	$3,400,999
Distributions reinvested	56,866	520,322	61,867	533,927
Repurchased	(665,333)	(6,083,805)	(710,669)	(6,893,670)
Net decrease	(501,926)	($4,594,972)	(309,398)	($2,958,744)
Series NAV shares
Sold	6,640,260	$57,928,477	6,516,836	$59,195,553
Distributions reinvested	2,008,480	18,181,106	1,802,339	15,395,969
Repurchased	(6,972,305)	(63,141,899)	(20,772,655)	(214,206,413)
Net increase (decrease)	1,676,435	$12,967,684	(12,453,480)	($139,614,891)
Net increase (decrease)	452,881	$1,815,156	(13,513,884)	($150,082,500)

International Growth Stock Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	9,442	$127,627	—	—
Issued in reorganization (Note 12)	204,370	2,828,322	—	—
Distributions reinvested	1,385	19,123	—	—
Repurchased	(25,976)	(369,517)	—	—
Net increase	189,221	$2,605,555	—	—
Series II shares[1]
Sold	1,983	$28,336	—	—
Issued in reorganization (Note 12)	1,657,487	22,938,353	—	—
Distributions reinvested	7,903	109,306	—	—
Repurchased	(74,628)	(1,028,924)	—	—
Net increase	1,592,745	$22,047,071	—	—
Series NAV shares
Sold	3,031,295	$39,522,337	6,895,017	$94,277,261
Issued in reorganization (Note 12)	12,097,616	167,421,799	—	—
Distributions reinvested	263,743	3,636,232	263,408	3,282,901
Repurchased	(105,301)	(1,478,228)	(497,399)	(7,156,281)
Net increase	15,287,353	$209,102,140	6,661,026	$90,403,881
Net increase	17,069,319	$233,754,766	6,661,026	$90,403,881

1 The inception date for Series I and Series II shares is 11-5-12.

International Small Company Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	123,181	$1,185,317	150,787	$1,436,915
Distributions reinvested	55,071	527,582	91,580	802,484
Repurchased	(957,247)	(9,105,202)	(1,345,749)	(13,634,685)
Net decrease	(778,995)	($7,392,303)	(1,103,382)	($11,395,286)
Series II shares
Sold	124,683	$1,180,387	312,865	$3,056,429
Distributions reinvested	29,636	283,916	48,983	429,398
Repurchased	(654,169)	(6,212,015)	(846,561)	(8,538,803)
Net decrease	(499,850)	($4,747,712)	(484,713)	($5,052,976)
Series NAV shares
Sold	543,695	$5,066,338	1,558,823	$15,778,115
Distributions reinvested	40,727	389,762	77,064	672,456
Repurchased	(1,607,976)	(15,445,267)	(628,052)	(6,331,044)
Net increase (decrease)	(1,023,554)	($9,989,167)	1,007,835	$10,119,527
Net decrease	(2,302,399)	($22,129,182)	(580,260)	($6,328,735)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	104,790	$1,118,879	228,121	$2,593,635
Distributions reinvested	264,284	2,918,761	317,039	3,264,441
Repurchased	(2,119,910)	(23,306,027)	(2,600,607)	(31,500,413)
Net decrease	(1,750,836)	($19,268,387)	(2,055,447)	($25,642,337)
Series II shares
Sold	293,453	$3,048,085	578,489	$6,609,926
Distributions reinvested	214,469	2,366,640	251,152	2,581,736
Repurchased	(2,080,353)	(22,905,337)	(2,045,631)	(24,219,593)
Net decrease	(1,572,431)	($17,490,612)	(1,215,990)	($15,027,931)
Series NAV shares
Sold	7,831,237	$82,064,615	13,531,733	$159,396,594
Distributions reinvested	1,982,202	21,751,887	2,091,186	21,383,622
Repurchased	(10,637,798)	(116,985,305)	(4,936,021)	(61,398,932)
Net increase (decrease)	(824,359)	($13,168,803)	10,686,898	$119,381,284
Net increase (decrease)	(4,147,626)	($49,927,802)	7,415,461	$78,711,016

Lifestyle Balanced PS Series	Year ended12/31/12		Period ended 12/31/11[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	7,237,678	$90,560,106	5,943,431	$70,147,569
Distributions reinvested	125,002	1,610,309	64,038	755,654
Repurchased	(205,111)	(2,617,551)	(17,192)	(200,315)
Net increase	7,157,569	$89,552,864	5,990,277	$70,702,908

1 The inception date for Series II shares is 4-29-11.

Lifestyle Conservative PS Series	Year ended 12/31/12		Period ended 12/31/11[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	2,191,609	$28,222,227	2,385,855	$29,605,589
Distributions reinvested	46,531	611,386	32,480	400,804
Repurchased	(164,140)	(2,105,963)	(39,524)	(494,123)
Net increase	2,074,000	$26,727,650	2,378,811	$29,512,270

1 The inception date for Series II shares is 4-29-11.

Lifestyle Growth PS Series	Year ended 12/31/12		Period ended 12/31/11[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	6,259,371	$76,708,612	8,374,871	$95,752,361
Distributions reinvested	119,872	1,519,232	71,127	814,401
Repurchased	(893,991)	(10,576,747)	(244,922)	(2,719,579)
Net increase	5,485,252	$67,651,097	8,201,076	$93,847,183

1 The inception date for Series II shares is 4-29-11.

Lifestyle Moderate PS Series	Year ended 12/31/12		Period ended 12/31/11[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	3,479,974	$44,207,386	2,960,234	$35,603,821
Distributions reinvested	63,628	829,653	34,474	414,720
Repurchased	(84,088)	(1,077,129)	(650)	(7,970)
Net increase	3,459,514	$43,959,910	2,994,058	$36,010,571

1 The inception date for Series II shares is 4-29-11.

Mid Cap Stock Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	198,151	$2,941,551	534,869	$7,282,165
Repurchased	(2,454,574)	(36,475,371)	(2,542,326)	(36,921,655)
Net decrease	(2,256,423)	($33,533,820)	(2,007,457)	($29,639,490)
Series II shares
Sold	836,973	$12,247,588	899,034	$12,814,950
Repurchased	(2,192,890)	(31,460,211)	(2,228,660)	(31,458,334)
Net decrease	(1,355,917)	($19,212,623)	(1,329,626)	($18,643,384)
Series NAV shares
Sold	1,637,296	$24,198,063	3,073,785	$41,344,259
Repurchased	(4,803,295)	(72,206,408)	(3,807,273)	(56,418,049)
Net decrease	(3,165,999)	($48,008,345)	(733,488)	($15,073,790)
Net decrease	(6,778,339)	($100,754,788)	(4,070,571)	($63,356,664)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Value Equity Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	466,779	$5,380,526	1,189,716	$12,642,881
Distributions reinvested	1,934,783	20,410,095	241,907	2,596,038
Repurchased	(2,033,424)	(23,435,807)	(1,088,480)	(13,512,074)
Net increase	368,138	$2,354,814	343,143	$1,726,845

Mid Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	601,237	$6,818,846	1,437,047	$16,303,575
Distributions reinvested	2,218,919	24,377,752	203,609	2,115,488
Repurchased	(4,003,632)	(45,314,935)	(2,875,678)	(31,721,683)
Net decrease	(1,183,476)	($14,118,337)	(1,235,022)	($13,302,620)
Series II shares
Sold	521,040	$5,830,018	285,238	$3,283,096
Distributions reinvested	618,026	6,788,511	45,094	468,563
Repurchased	(2,088,040)	(23,657,877)	(2,020,615)	(22,448,185)
Net decrease	(948,974)	($11,039,348)	(1,690,283)	($18,696,526)
Series NAV shares
Sold	1,337,635	$15,045,959	2,706,247	$28,228,814
Distributions reinvested	3,004,586	32,920,972	297,732	3,084,977
Repurchased	(5,823,952)	(65,801,680)	(3,134,155)	(35,207,671)
Net decrease	(1,481,731)	($17,834,749)	(130,176)	($3,893,880)
Net decrease	(3,614,181)	($42,992,434)	(3,055,481)	($35,893,026)

Mutual Shares Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	334,780	$3,436,133	2,943,213	$27,922,312
Distributions reinvested	270,069	2,851,933	189,975	1,742,993
Repurchased	(1,561,836)	(16,400,943)	(1,033,174)	(10,166,403)
Net increase (decrease)	(956,987)	($10,112,877)	2,100,014	$19,498,902
Series NAV shares
Sold	85,643	$889,670	100,403	$1,019,115
Distributions reinvested	580,017	6,124,089	472,766	4,340,834
Repurchased	(4,347,207)	(44,947,676)	(5,302,854)	(52,277,281)
Net decrease	(3,681,547)	($37,933,917)	(4,729,685)	($46,917,332)
Net decrease	(4,638,534)	($48,046,794)	(2,629,671)	($27,418,430)

Natural Resources Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	257,462	$2,774,944	372,620	$4,706,425
Distributions reinvested	9,919	96,855	7,626	77,862
Repurchased	(478,161)	(4,959,075)	(481,429)	(5,952,123)
Net decrease	(210,780)	($2,087,276)	(101,183)	($1,167,836)
Series II shares
Sold	655,364	$6,535,312	1,355,661	$16,944,811
Distributions reinvested	65,391	631,222	47,876	483,069
Repurchased	(3,280,405)	(32,473,640)	(4,026,491)	(48,069,937)
Net decrease	(2,559,650)	($25,307,106)	(2,622,954)	($30,642,057)
Series NAV shares
Sold	1,542,559	$15,397,288	1,875,327	$22,773,079
Distributions reinvested	62,629	601,445	43,740	439,147
Repurchased	(1,523,370)	(15,384,750)	(1,444,004)	(17,447,210)
Net increase	81,818	$613,983	475,063	$5,765,016
Net decrease	(2,688,612)	($26,780,399)	(2,249,074)	($26,044,877)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Real Estate Securities Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	176,768	$2,432,380	326,495	$4,071,048
Distributions reinvested	120,086	1,648,424	120,588	1,450,963
Repurchased	(1,491,831)	(20,085,056)	(1,906,514)	(22,622,790)
Net decrease	(1,194,977)	($16,004,252)	(1,459,431)	($17,100,779)
Series II shares
Sold	408,818	$5,518,613	519,399	$6,446,724
Distributions reinvested	82,738	1,139,278	81,466	981,027
Repurchased	(1,450,082)	(19,754,703)	(1,789,882)	(21,238,321)
Net decrease	(958,526)	($13,096,812)	(1,189,017)	($13,810,570)
Series NAV shares
Sold	954,980	$12,876,745	1,353,984	$16,385,979
Distributions reinvested	299,054	4,080,356	276,057	3,304,258
Repurchased	(2,393,729)	(32,296,549)	(2,716,921)	(32,087,260)
Net decrease	(1,139,695)	($15,339,448)	(1,086,880)	($12,397,023)
Net decrease	(3,293,198)	($44,440,512)	(3,735,328)	($43,308,372)

Science & Technology Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	604,827	$10,769,553	1,208,201	$21,292,949
Repurchased	(3,415,128)	(58,126,849)	(3,953,890)	(67,506,202)
Net decrease	(2,810,301)	($47,357,296)	(2,745,689)	($46,213,253)
Series II shares
Sold	248,296	$4,240,372	506,628	$8,714,670
Repurchased	(798,656)	(13,455,115)	(1,197,159)	(20,463,698)
Net decrease	(550,360)	($9,214,743)	(690,531)	($11,749,028)
Series NAV shares
Sold	333,675	$5,787,308	305,466	$5,321,040
Repurchased	(255,866)	(4,407,203)	(377,402)	(6,433,100)
Net increase (decrease)	77,809	$1,380,105	(71,936)	($1,112,060)
Net decrease	(3,282,852)	($55,191,934)	(3,508,156)	($59,074,341)

Small Cap Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	902,788	$9,323,598	3,249,699	$35,762,179
Distributions reinvested	1,286,840	11,710,241	243,705	2,217,717
Repurchased	(2,348,488)	(22,815,810)	(2,033,369)	(20,866,526)
Net increase (decrease)	(158,860)	($1,781,971)	1,460,035	$17,113,370
Series II shares
Sold	501,680	$5,051,077	1,560,723	$16,575,776
Distributions reinvested	507,259	4,524,753	102,662	919,853
Repurchased	(1,188,300)	(11,371,428)	(1,715,767)	(17,629,602)
Net decrease	(179,361)	($1,795,598)	(52,382)	($133,973)
Series NAV shares
Sold	1,127,973	$11,255,442	3,158,622	$31,302,963
Distributions reinvested	3,984,612	36,419,355	782,403	7,143,338
Repurchased	(4,188,543)	(42,531,820)	(3,698,819)	(39,295,758)
Net increase (decrease)	924,042	$5,142,977	242,206	($849,457)
Net increase	585,821	$1,565,408	1,649,859	$16,129,940

Small Cap Opportunities Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	67,533	$1,375,857	231,182	$4,680,567
Distributions reinvested	—	—	1,991	34,543
Repurchased	(343,811)	(7,116,990)	(821,555)	(16,239,806)
Net decrease	(276,278)	($5,741,133)	(588,382)	($11,524,696)
Series II shares
Sold	68,594	$1,390,958	264,797	$5,199,898
Distributions reinvested	—	—	1,349	23,232
Repurchased	(385,581)	(7,859,968)	(557,500)	(10,806,869)
Net decrease	(316,987)	($6,469,010)	(291,354)	($5,583,739)
Series NAV shares
Sold	460,232	$9,287,893	565,934	$10,279,177
Distributions reinvested	—	—	5,805	100,196
Repurchased	(1,023,203)	(21,148,280)	(885,054)	(17,685,994)
Net decrease	(562,971)	($11,860,387)	(313,315)	($7,306,621)
Net decrease	(1,156,236)	($24,070,530)	(1,193,051)	($24,415,056)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,403,253	$28,248,700	1,874,233	$35,487,218
Distributions reinvested	733,651	14,307,742	106,071	1,876,935
Repurchased	(1,217,148)	(24,594,165)	(1,327,118)	(24,628,253)
Net increase	919,756	$17,962,277	653,186	$12,735,900
Series II shares
Sold	279,131	$5,646,538	481,385	$8,992,837
Distributions reinvested	117,629	2,285,955	15,985	277,116
Repurchased	(913,756)	(18,339,941)	(876,559)	(16,552,559)
Net decrease	(516,996)	($10,407,448)	(379,189)	($7,282,606)
Series NAV shares
Sold	599,676	$11,953,338	1,963,875	$35,325,212
Distributions reinvested	891,260	17,354,314	154,233	2,730,497
Repurchased	(2,479,930)	(49,956,732)	(2,531,377)	(48,197,137)
Net decrease	(988,994)	($20,649,080)	(413,269)	($10,141,428)
Net decrease	(586,234)	($13,094,251)	(139,272)	($4,688,134)

Small Company Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	316,778	$5,262,206	622,189	$9,006,779
Repurchased	(1,051,851)	(18,313,925)	(949,168)	(15,903,090)
Net decrease	(735,073)	($13,051,719)	(326,979)	($6,896,311)

Small Company Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	55,989	$1,014,460	73,611	$1,240,884
Distributions reinvested	10,894	198,333	31,523	508,852
Repurchased	(1,102,690)	(20,050,801)	(1,188,188)	(20,448,076)
Net decrease	(1,035,807)	($18,838,008)	(1,083,054)	($18,698,340)
Series II shares
Sold	68,793	$1,199,665	142,699	$2,376,961
Distributions reinvested	5,089	90,786	19,472	306,637
Repurchased	(976,762)	(17,579,102)	(982,562)	(16,699,967)
Net decrease	(902,880)	($16,288,651)	(820,391)	($14,016,369)
Series NAV shares
Sold	760,256	$13,452,000	1,077,174	$16,912,596
Distributions reinvested	29,784	540,760	81,593	1,317,080
Repurchased	(1,809,227)	(33,228,013)	(1,692,546)	(29,229,072)
Net decrease	(1,019,187)	($19,235,253)	(533,779)	($10,999,396)
Net decrease	(2,957,874)	($54,361,912)	(2,437,224)	($43,714,105)

Smaller Company Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	60,939	$1,065,271	62,760	$1,100,495
Distributions reinvested	400,588	6,657,769	—	—
Repurchased	(919,978)	(16,079,042)	(998,225)	(17,511,003)
Net decrease	(458,451)	($8,356,002)	(935,465)	($16,410,508)
Series II shares
Sold	151,641	$2,697,913	75,875	$1,346,887
Distributions reinvested	104,159	1,719,665	—	—
Repurchased	(492,376)	(8,661,992)	(323,829)	(5,666,486)
Net decrease	(236,576)	($4,244,414)	(247,954)	($4,319,599)
Series NAV shares
Sold	357,869	$6,143,653	533,784	$8,265,223
Distributions reinvested	602,964	10,033,320	—	—
Repurchased	(1,079,877)	(19,109,468)	(578,040)	(10,146,336)
Net decrease	(119,044)	($2,932,495)	(44,256)	($1,881,113)
Net decrease	(814,071)	($15,532,911)	(1,227,675)	($22,611,220)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

U.S. Equity Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	71,278	$975,939	—	—
Issued in reorganization (Note 12)	9,978,451	138,229,777	—	—
Distributions reinvested	134,235	1,875,488	—	—
Repurchased	(966,081)	(13,515,157)	—	—
Net increase	9,217,883	$127,566,047	—	—
Series II shares[1]
Sold	3,883	$52,148	—	—
Issued in reorganization (Note 12)	719,703	9,969,914	—	—
Distributions reinvested	7,878	110,117	—	—
Repurchased	(137,572)	(1,923,124)	—	—
Net increase	593,892	$8,209,055	—	—
Series NAV shares
Sold	945,244	$12,920,589	1,251,885	$15,025,893
Issued in reorganization (Note 12)	1,073,779	14,874,880	—	—
Distributions reinvested	839,048	11,722,510	995,769	12,344,244
Repurchased	(7,566,434)	(105,038,366)	(9,258,824)	(114,330,053)
Net decrease	(4,708,363)	($65,520,387)	(7,011,170)	($86,959,916)
Net increase (decrease)	5,103,412	$70,254,715	(7,011,170)	($86,959,916)

1 The inception date for Series I and Series II shares is 4-30-12.

Utilities Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,314,646	$16,340,734	1,583,581	$19,437,287
Distributions reinvested	403,197	5,089,660	406,560	4,774,430
Repurchased	(1,663,172)	(21,029,196)	(1,218,063)	(14,712,208)
Net increase	54,671	$401,198	772,078	$9,499,509
Series II shares
Sold	131,721	$1,645,166	248,172	$3,011,280
Distributions reinvested	73,170	916,331	92,106	1,073,643
Repurchased	(785,698)	(9,772,813)	(568,097)	(6,894,063)
Net decrease	(580,807)	($7,211,316)	(227,819)	($2,809,140)
Series NAV shares
Sold	457,291	$5,838,460	1,019,730	$12,607,164
Distributions reinvested	76,038	958,636	117,238	1,375,586
Repurchased	(1,491,277)	(18,633,318)	(637,236)	(7,747,076)
Net increase (decrease)	(957,948)	($11,836,222)	499,732	$6,235,674
Net increase (decrease)	(1,484,084)	($18,646,340)	1,043,991	$12,926,043

Value Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	11,252,388	$207,766,669	524,480	$8,509,818
Distributions reinvested	177,021	3,338,198	140,249	2,264,397
Repurchased	(2,150,805)	(39,821,292)	(1,912,432)	(32,091,644)
Net increase (decrease)	9,278,604	$171,283,575	(1,247,703)	($21,317,429)
Series II shares
Sold	151,443	$2,760,870	154,455	$2,702,297
Distributions reinvested	10,228	192,362	17,556	282,035
Repurchased	(389,895)	(7,146,147)	(501,728)	(8,321,997)
Net decrease	(228,224)	($4,192,915)	(329,717)	($5,337,665)
Series NAV shares
Sold	594,409	$10,880,015	167,544	$2,863,728
Distributions reinvested	12,546	236,374	13,815	222,356
Repurchased	(461,495)	(8,693,884)	(409,743)	(6,816,664)
Net increase (decrease)	145,460	$2,422,505	(228,384)	($3,730,580)
Net increase (decrease)	9,195,840	$169,513,165	(1,805,804)	($30,385,674)

Affiliates of the Trust owned shares of beneficial interest of the following Portfolios on December 31, 2012.

PORTFOLIO	SERIES	% BY SERIES
Core Fundamental Holdings Trust	I	100%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2012.

PORTFOLIO	PURCHASES	SALES AND MATURITIES
All Cap Core Trust	$865,426,678	$912,286,591
All Cap Value Trust	432,796,209	422,951,739
Alpha Opportunities Trust	1,240,666,030	1,392,589,780
American Asset Allocation Trust	35,340,032	205,656,568
American Global Growth Trust	8,873,769	33,348,077
American Global Small Capitalization Trust	5,492,848	17,157,681
American Growth Trust	41,262,121	247,033,935
American Growth-Income Trust	289,297,650	197,486,938
American High-Income Bond Trust	16,822,035	14,849,150
American International Trust	33,707,912	154,989,667
American New World Trust	5,794,169	14,467,397
Blue Chip Growth Trust	384,933,665	626,271,999
Capital Appreciation Trust	474,248,783	607,059,691
Capital Appreciation Value Trust	187,681,577	219,804,287
Core Allocation Plus Trust	262,970,532	318,243,839
Core Fundamental Holdings Trust	212,392,334	179,689,293
Core Golbal Diversification Trust	185,157,194	169,039,764
Disciplined Diversification Trust	9,277,523	133,362,887
Emerging Markets Value Trust	177,949,548	141,906,042
Equity-Income Trust	263,159,494	534,088,903
Financial Services Trust	35,311,915	48,258,837
Franklin Templeton Founding Allocation Trust	39,808,265	150,049,721
Fundamental All Cap Core Trust	482,677,059	608,196,959
Fundamental Holdings Trust	434,090,222	529,805,535
Fundamental Large Cap Value Trust	304,001,009	197,061,240
Fundamental Value Trust	144,796,161	348,289,052
Global Diversification Trust	212,423,043	287,752,836
Global Trust	92,886,085	169,727,862
Growth Equity Trust	397,192,324	448,482,853
Health Sciences Trust	50,361,985	60,293,611
Heritage Trust	99,247,912	113,406,800
International Core Trust	328,963,348	318,228,972
International Growth Stock Trust	258,644,899	62,210,502
International Small Company Trust	2,934,039	22,196,071
International Value Trust	189,594,985	233,206,416
Lifestyle Balanced PS Series	128,996,950	38,592,220
Lifestyle Conservative PS Series	33,856,680	7,062,495
Lifestyle Growth PS Series	131,166,267	62,449,257
Lifestyle Moderate PS Series	59,781,833	15,609,012
Mid Cap Stock Trust	838,728,177	946,245,123
Mid Cap Value Equity Trust	67,151,681	82,997,670
Mid Value Trust	269,571,190	355,081,342
Mutual Shares Trust	160,711,078	223,134,390
Natural Resources Trust	178,007,580	199,947,004
Real Estate Securities Trust	400,222,494	440,835,805
Science & Technology Trust	314,610,544	373,579,452
Small Cap Growth Trust	525,115,388	572,855,795
Small Cap Opportunities Trust	39,175,715	63,715,499
Small Cap Value Trust	112,918,739	157,023,976
Small Company Growth Trust	28,866,354	42,944,073
Small Company Value Trust	19,843,215	71,376,731
Smaller Company Growth Trust	167,248,264	200,976,030
U.S. Equity Trust	393,639,652	489,789,162
Utilities Trust	98,410,032	113,061,880
Value Trust	256,065,698	88,351,712

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2012.

PORTFOLIO	PURCHASES	SALES AND MATURITIES
Core Allocation Plus Trust	$21,200,988	$20,832,831
Disciplined Diversification Trust	2,141,661	10,948,663

8.  INVESTMENT BY AFFILIATED PORTFOLIOS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios net assets. For the year ended December 31, 2012, the following portfolios had an affiliate ownership of 5% or more of their net assets:

PORTFOLIO	AFFILIATE CONCENTRATION
All Cap Core Trust	76.2%
All Cap Value Trust	86.2%
Alpha Opportunities Trust	99.6%
Blue Chip Growth Trust	50.9%
Capital Appreciation Trust	63.6%
Emerging Markets Trust	93.6%
Equity-Income Trust	55.9%
Fundamental Large Cap Value Trust	81.6%
Fundamental Value Trust	60.6%
Global Trust	68.5%
Growth Equity Trust	100.0%
Heritage Trust	100.0%
International Core Trust	88.1%
International Growth Stock Trust	90.4%
International Small Company Trust	9.3%
International Value Trust	66.3%
Mid Cap Stock Trust	39.5%
Mid Cap Value Equity Trust	100.0%
Mid Value Trust	38.7%
Mutual Shares Trust	67.7%
Natural Resources Trust	7.4%
Small Cap Growth Trust	34.2%
Small Cap Opportunities Trust	50.7%
Small Cap Value Trust	25.5%
Small Company Growth Trust	100.0%
Small Company Value Trust	53.4%
Smaller Company Growth Trust	54.0%
U.S. Equity Trust	84.4%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Franklin Templeton Founding Allocation Trust, Fundamental Holdings Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2012, the following Portfolios held 5% or more of an underlying fund’s net assets:

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING PORTFOLIOS’ NET ASSETS
Franklin Templeton Founding Allocation Trust	Global Trust	68.5%
	Income Trust	100.0%
	Mutual Shares Trust	66.2%

Fundamental Holdings Trust	Bond Trust	5.3%

Lifestyle Balanced PS Series	Bond PS Series	36.2%

Lifestyle Conservative PS Series	Bond PS Series	20.0%

Lifestyle Growth PS Series	Bond PS Series	22.2%

Lifestyle Moderate PS Series	Bond PS Series	21.5%

10.  DIRECT PLACEMENT SECURITIES The Portfolios may hold direct placement securities which are restricted as to resale and the Portfolios have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2012.

Portfolio	Issuer, Description	Original Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of Portfolio’s net assets	Value as of 12-31-12
Financial Services Trust	SKBHC Holdings LLC	11/8/2010	$2,158,879	432	432	1.7%	$2,301,970
Health Sciences Trust	Castlight Health, Inc., Series D	4/26/2012	$168,800	—	27,963	0.1%	$168,800
	Bought: 27,963 shares
	Ultragenyx	12/19/2012	$122,507	—	44,236	0.1%	$122,507
	Bought: 44,236 shares
Science & Technology Trust	Coupon.com	6/1/2011	$471,099	85,758	85,758	0.1%	$235,552
	Dropbox, Inc.	5/2/2012	$67,334	—	7,441	0.0%*	$67,334
	Bought: 7,441 shares
	Dropbox, Inc., Series A	5/2/2012	$83,623	—	9,241	0.0%*	$83,623
	Bought: 9,241 shares
	Dropbox, Inc., Series A1	5/2/2012	$410,766	—	89,006	0.2%	$805,424
	Bought: 89,006 shares
	Silver Spring Networks, Series E	12/11/2009	$386,000	38,600	38,600	0.1%	$289,500
	Twitter, Inc.	9/24/2009	$333,049	125,031	125,031	0.5%	$1,592,895

*	Less than 0.05%.

11.  TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS Affiliated issuers, as defined by the 1940 Act, are those in which a Portfolio’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Portfolios’ transactions in the securities of these issuers during the year ended December 31, 2012, is set forth below:

Portfolio	Affiliate	Beginning share amount	Ending share amount	Realized gain (loss)	Dividend Income	Value as of 12-31-12
Fundamental All Cap Core Trust	AMN Healthcare Services, Inc., common stock
	Bought: 1,052,008 Sold: none	1,739,748	2,791,756	—	—	$32,244,782
	American Science & Engineering, Inc., common stock
	Bought: 110,991 Sold: none	398,325	509,316	—	$958,202	$33,212,496

12.  REORGANIZATIONS On April 17, 2012, the shareholders of Large Cap Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of U.S. Equity Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired Portfolio in favor of a larger Acquiring Portfolio that has the potential to achieve a better longer-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired Portfolio. Both portfolios have similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

REORGANIZATIONS, CONTINUED

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2012. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
U.S. Equity Trust	Large Cap Trust	$163,074,571	$13,281,939	12,072,792	11,771,933	$806,739,028	$969,813,599

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period, the combined Portfolio’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$15,296,100
Net realized and unrealized gain (loss)	104,698,599
Increase (decrease) in net assets from operations	119,994,699

On October 4, 2012, the shareholders of American Blue Chip Growth & Income Trust and International Opportunities Trust (the Acquired Portfolios) voted to approve an Agreements and Plans of Reorganization (the Agreements) that provided for an exchange of shares of American Growth-Income Trust and International Growth Stock Trust, respectively, (the Acquiring Portfolios) with values equal to the net assets transferred.

The Agreements provided for (a) the acquisition of all the assets, subject to all of the liabilities, of each Acquired Portfolio in exchange for shares of the corresponding Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of each Acquired Portfolio; and (c) the distribution to each Acquired Portfolio’s shareholders of each Acquiring Portfolio’s shares. The reorganizations were intended to result in a combined Acquiring Portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth and potential economies of scale than the corresponding Acquired Portfolio. Each Acquired Portfolio has similar investment objectives and principal investments strategies as its corresponding Acquiring Portfolio. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization.

For the reorganization involving the American Blue Chip Growth & Income Trust, the expenses of the reorganization were borne by the Acquired Portfolio. For the reorganization involving International Opportunities Trust, the expenses were borne by both the Acquiring and Acquired Portfolios based on relative asset levels as of April 30, 2012. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 2, 2012.

The following outlines the reorganizations:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
American Growth-Income Trust	American Blue Chip Growth & Income Trust	$264,630,782	—	24,777,191	16,097,628	$1,041,102,006	$1,305,732,788

International Growth Stock Trust	International Opportunities Trust	$193,188,474	$11,331,924	17,341,786	13,959,473	$292,318,732	$485,507,206

Because the combined portfolios have been managed as single integrated portfolios since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period, the combined Portfolios’ pro forma results of operations for the year ended December 31, 2012 are as follows:

	American Growth- Income Trust	International Growth Stock
Net investment income	$15,169,531	$6,511,165
Net realized and unrealized gain (loss)	190,581,207	73,187,804
Increase (decrease) in net assets from operations	205,750,738	79,698,969

Subsequent Events.  On December 12, 2012, the Board of Trustees of John Hancock Variable Insurance Trust approved an Agreement and Plan of Reorganization providing for the following reorganizations:

ACQUIRED FUND	ACQUIRING FUND
American Global Small Capitalization Trust	American Global Growth Trust
American High-Income Bond Trust	High Yield Trust

REORGANIZATIONS, CONTINUED

A meeting of the shareholders of each Acquired Fund has been scheduled for Wednesday, April 10, 2013 to approve the respective reorganization. If approved, each reorganization is scheduled to occur immediately after the close of business on Friday, April 26, 2013.

Merger expenses related to these reorganizations in the amounts of $106,598 and $99,894 for American Global Small Capitalization Trust and American High-Income Bond Trust, respectively, are reflected in the Statement of Operations for the year ended December 31, 2012.

Fiscal year ended December 31, 2011 Portfolio mergers. On April 15, 2011, the shareholders of Large Cap Value Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of Equity-Income Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquir- ing Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with a similar objective to achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 29, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
Equity-Income Trust	Large Cap Value Trust	$195,859,394	10,989,242	13,077,016	2,076,943,642	$2,272,803,036

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2011. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011 are as follows:

Net investment income	$40,230,059
Net realized and unrealized gain (loss)	(47,806,260)
Increase (decrease) in net assets from operations	(7,576,201)

13.  OTHER MATTER On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds as constructively fraudulent conveyances under the U.S. Bankruptcy Code.

The potential amounts sought to be recovered from the Equity-Income Trust and the Mid Value Trust are approximately $30,470,800 and $1,758,100, respectively, representing the proceeds that the Portfolios received in the leveraged buy-out, plus interest and the Official Committee’s attorneys’ fees and expenses. The Portfolios cannot predict the outcome of this proceeding. The Portfolios are currently assessing the case and have not yet determined the effect, if any, on the Portfolios’ net assets and results of operations. If the proceeding were to be decided in a manner adverse to the Portfolios, or if the Portfolios were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have an adverse effect on each Portfolio’s net asset value.

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2013

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On October 4, 2012, a Special Meeting of the Shareholders of American Blue Chip Income and Growth Trust and International Opportunities Trust, each a series of John Hancock Variable Insurance Trust was held at 601 Congress Street, Boston, Massachusetts at 10 a.m., Eastern Time for the purpose of considering and voting upon:

Proposal Two:	Approval of Agreement and Plan of Reorganization providing for the reorganization of American Blue Chip Income and Growth Trust into American Growth-Income Trust.

PROPOSAL TWO PASSED ON October 4, 2012.

FOR	AGAINST	ABSTAIN
18,887,556.048	578,800.629	2,276,717.273

Proposal Four:	Approval of Agreement and Plan of Reorganization providing for the reorganization of International Opportunities Trust into International Growth Stock Trust.

PROPOSAL FOUR PASSED ON October 4, 2012.

FOR	AGAINST	ABSTAIN
14,895,509.784	822,397.198	1,291,342.198

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On November 7, 2012, a Special Meeting of the Shareholders of John Hancock Variable Insurance Trust was held at 601 Congress Street, Boston, Massachusetts at 2:00 p.m., Eastern Time for the purpose of considering and voting upon:

Proposal One:	Election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT.

PROPOSAL ONE PASSED ON November 7, 2012.

	TOTAL VOTES FOR THE NOMINEE	TOTAL VOTES WITHHELD FROM THE NOMINEE
Charles L. Bardelis	11,105,366,517.47	394,706,686.27
James R. Boyle	11,141,796,268.29	358,276,935.45
Craig Bromley	11,136,836,731.78	363,236,471.96
Peter S. Burgess	11,120,258,461.18	379,814,742.56
William H. Cunningham	11,116,505,313.95	383,567,889.78
Grace K. Fey	11,116,524,628.88	383,548,574.85
Theron S. Hoffman	11,127,848,129.63	372,225,074.11
Deborah C. Jackson	11,116,937,711.41	383,135,492.32
Hassell H. McClellan	11,114,151,247.16	385,921,956.58
James M. Oates	11,119,162,823.01	380,910,380.73
Steven R. Pruchansky	11,110,402,706.93	389,670,496.80
Gregory A. Russo	11,125,500,934.48	374,572,269.26
Warren A. Thomson	11,140,244,986.00	359,828,217.74

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).
Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

Steven R. Pruchansky Born: 1944	Vice Chairperson/Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

John Hancock Variable Insurance Trust

Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).
Trustee, John Hancock retail funds (since 2012 and 2005-2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (2001-2013, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions).
Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Boyle, Bromley and Thompson are “interested persons” (as defined in the 1940 Act) due to their positions with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).
President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005-2008).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Assistant Treasurer, John Hancock Variable Insurance Trust (2010-2012 and 2007-2009, including prior positions); Treasurer, John Hancock Fund II (since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

Management of the Trust

Trustees
James M. Oates,** Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/12
2/13

1115015: 0213

John Hancock

John Hancock
Variable Insurance Trust

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Bond Trusts

Annual Report
December 31, 2012

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	20

Summary Portfolio of Investments (See below for each Portfolio’s page #)	23

Statements of Assets and Liabilities	53

Statements of Operations	57

Statements of Changes in Net Assets	61

Statement of Cash Flows	64

Financial Highlights	65

Notes to Financial Statements	71

Report of Independent Registered Public Accounting Firm	110

Special Shareholder Meeting	111

Trustees and Officers Information	112

For More Information	116

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
Active Bond Trust	4	23
Bond Trust	5	25
Bond PS Series	6	26
Core Bond Trust	7	28
Global Bond Trust	8	29
High Yield Trust	9	32
Income Trust	10	34
Investment Quality Bond Trust	11	36
Money Market Trust	12	38
Money Market Trust B	13	39
New Income Trust	14	40
Real Return Bond Trust	15	42
Short Term Government Income Trust	16	43
Strategic Income Opportunities Trust	17	45
Total Return Trust	18	47
Ultra Short Term Bond Trust	19	49

2

John Hancock Variable Insurance Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Variable Insurance Trust (the Trust) (formerly John Hancock Trust). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indexes

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indexes as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by the portfolio managers regarding each Portfolio’s performance during the year ended December 31, 2012. The views expressed are those of the portfolio managers as of December 31, 2012, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “MSCI European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Barclays’” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Active Bond Trust

Subadvisers: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(John Hancock Asset Management)
Portfolio Managers: Peter Farley, Joshua Kuhnert, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Collateralized Mortgage Obligations	21.4
U.S. Government Agency	21.3
Financials	17.5
U.S. Government	6.3
Consumer Discretionary	5.1
Energy	4.9
Industrials	4.3
Asset Backed Securities	3.3
Materials	2.9
Utilities	2.6
Telecommunication Services	2.6
Consumer Staples	2.1
Health Care	1.0
Foreign Government Obligations	0.7
Municipal Bonds	0.6
Information Technology	0.3
Short-Term Investments & Other	3.1

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Active Bond Trust Series NAV returned +9.76%, outperforming the +4.22% return of the Barclays U.S. Aggregate Bond Index.

Environment  >  Declaration Management & Research, LLC and John Hancock Asset Management each manage 50% of the Trust in separate sleeves. Two subadvisers are utilized to provide a more diversified approach to bond investing.

Declaration Management & Research, LLC Commentary  >  U.S. long-term interest rates experienced plenty of volatility, but finished the year with only modest changes. Intra-year rate swings made MBS a challenging sector, though excess returns were still positive. The Federal Reserve’s participation in the MBS market and the continued play out of various refinance and modification schemes required increased diligence from MBS investors. The Index’s +4.22% annual return was dwarfed by the nearly +10% return of corporate bonds and the greater than +15% return of high yield. Within corporate bonds, returns for Financials were much higher than those of Industrials and Utilities. This corporate rally happened in spite of all the year’s earnings misses and warnings, as the grab for yield played out. CMBS returns were just as strong as corporates, and traditional asset-backed securities performed well. The recovery in housing supported the bid for Non-Agency RMBS and subprime bonds with very strong returns in those sectors.

The portfolio outperformed its benchmark substantially, gaining from overweights and security selection in credit sectors. Specifically, our overweights in CMBS, Financials and Non-Agency RMBS were big drivers of outperformance. CMBS and corporate bonds remain focus sectors as we maintain overweights there and in Non-Agency RMBS. We are neutrally positioned in MBS and underweight in Treasuries and Agencies.

John Hancock Asset Management Commentary  >  The portfolio’s outperformance of its benchmark index in 2012 was driven primarily by sector allocation, particularly overweight positions in commercial mortgage-backed securities and corporate bonds. An underweight position in Treasury bonds also contributed to relative results. Within the portfolio’s corporate bond holdings, a meaningful position in high-yield bonds paid off as high-yield corporate bonds were the bond market’s best performers. Among the portfolio’s investment-grade corporate holdings, an emphasis on bonds issued by financial companies added value, as finance-related securities outperformed their counterparts in the Industrial and Utility sectors by a comfortable margin.

We believe the year ahead is likely to bring a continuation of the current economic environment — a moderate growth rate with low interest rates and a modest level of inflation. In this environment, we continue to see value in the credit-related sectors of the bond market. Despite a record level of corporate bond issuance in 2012, corporate bonds generated strong returns thanks to robust demand for yield, and we expect this trend to remain in place in 2013. However, given the meaningful outperformance of credit-related securities in 2012, we have more muted expectations for the level of outperformance in the credit sector going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2	9.71%	8.09%	6.25%	47.56%	83.41%
Active Bond Trust Series II2	9.48%	7.90%	6.10%	46.22%	80.73%
Active Bond Trust Series NAV[3]	9.76%	8.17%	6.30%	48.09%	84.26%
Barclays U.S. Aggregate Bond Index[4,5]	4.22%	5.95%	5.18%	33.49%	65.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust (JHVST) Active Bond Fund, the Trust’s predecessor. The performance of these share classes would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	Series NAV shares of the Active Bond Trust were first offered on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of the JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor.

4	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

Bond Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  To seek income and capital appreciation by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	28.8
U.S. Government	19.9
Financials	17.4
Collateralized Mortgage Obligations	11.9
Consumer Discretionary	3.5
Energy	3.3
Industrials	3.3
Telecommunication Services	2.1
Utilities	2.0
Materials	2.0
Consumer Staples	1.1
Health Care	1.0
Information Technology	0.5
Municipal Bonds	0.2
Foreign Government Obligations	0.1
Asset Backed Securities	0.1
Short-Term Investments & Other	2.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Bond Trust Series NAV returned +6.31%, outperforming the +4.22% return of the Barclays U.S. Aggregate Bond Index.

Environment  >  U.S. bonds advanced in 2012. Economic activity was uneven, growing strongly early in the year, then moderating during the spring and summer before picking up again late in the year. The most notable economic developments included a decline in the unemployment rate from 8.5% to 7.8% (a four-year low), and a burgeoning recovery in the housing market over the last half of the year. Other factors influencing the bond market included the ongoing European sovereign debt crisis, central bank actions around the world to stimulate global economic growth, the U.S. presidential election, and uncertainty over a resolution to the “fiscal cliff” (the combination of expiring federal tax cuts and automatic government spending reductions scheduled to occur at the end of 2012). Bond market performance was driven mainly by strong investor demand for yield in a low interest rate environment. As a result, the leading performers were corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities, which offered the highest yields. Laggards included Treasury bonds and residential mortgage-backed securities issued by government agencies.

The portfolio’s outperformance of its benchmark index in 2012 was driven primarily by sector allocation, particularly overweight positions in corporate bonds. An underweight position in Treasury bonds also contributed to relative results. Among the portfolio’s investment-grade corporate holdings, an emphasis on bonds issued by financial companies added value as finance-related securities outperformed their counterparts in the Industrial and Utility sectors by a comfortable margin.

We believe 2013 is likely to bring a continuation of the current economic environment — a moderate 1% to 3% growth rate with a low level of inflation. The recent fiscal cliff legislation could trim growth slightly, but the U.S. Federal Reserve intends to keep interest rates near historically low levels and prolong its quantitative easing measures in the coming year in an effort to stimulate economic activity. We continue to favor the credit-related sectors of the bond market. However, given the meaningful outperformance of credit-related securities in 2012, we have more muted expectations for credit sector performance going forward. Nonetheless, we will continue to focus on higher-yielding segments of the investment-grade bond market because we believe interest income will be a substantial component of total return in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond Trust Series I2	6.34%	—	—	6.48%	—	—	24.02%
Bond Trust Series II2	6.12%	—	—	6.41%	—	—	23.74%
Bond Trust Series NAV (began 7/29/09)	6.31%	—	—	6.38%	—	—	23.60%
Barclays U.S. Aggregate Bond Index[3,4]	4.22%	—	—	6.37%	—	—	23.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses performance would be lower.

3	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Bond PS Series

Subadviser: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  To seek income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the Fund’s average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighing*	% of Total
U.S. Government Agency	28.8
U.S. Government	19.1
Financials	16.6
Collateralized Mortgage Obligations	11.3
Energy	3.5
Industrials	3.4
Consumer Discretionary	3.0
Telecommunication Services	2.1
Materials	2.0
Utilities	1.8
Consumer Staples	1.1
Health Care	0.9
Information Technology	0.5
Municipal Bonds	0.2
Foreign Government Obligations	0.1
Short-Term Investments & Other	5.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Bond PS Series, Series NAV returned +5.96%, outperforming the +4.23% return of the Citigroup Broad Investment Grade Index.

Environment  >  U.S. bonds advanced in 2012. Economic activity was uneven, growing strongly early in the year, then moderating during the spring and summer before picking up again late in the year. The most notable economic developments included a decline in the unemployment rate from 8.5% to 7.8% (a four-year low), and a burgeoning recovery in the housing market over the last half of the year. Other factors influencing the bond market included the ongoing European sovereign debt crisis, central bank actions around the world to stimulate global economic growth, the U.S. presidential election, and uncertainty over a resolution to the “fiscal cliff” (the combination of expiring federal tax cuts and automatic government spending reductions scheduled to occur at the end of 2012). Bond market performance was driven mainly by strong investor demand for yield in a low interest rate environment. As a result, the leading performers were corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities, which offered the highest yields. Laggards included Treasury bonds and residential mortgage-backed securities issued by government agencies.

The portfolio’s outperformance of its benchmark index in 2012 was driven primarily by sector allocation, particularly overweight positions in corporate bonds. An underweight position in Treasury bonds also contributed to relative results. Among the portfolio’s investment-grade corporate holdings, an emphasis on bonds issued by financial companies added value as finance-related securities outperformed their counterparts in the Industrial and Utility sectors by a comfortable margin.

We believe 2013 is likely to bring a continuation of the current economic environment — a moderate 1% to 3% growth rate with a low level of inflation. The recent fiscal cliff legislation could trim growth slightly, but the U.S. Federal Reserve intends to keep interest rates near historically low levels and prolong its quantitative easing measures in the coming year in an effort to stimulate economic activity. We continue to favor the credit-related sectors of the bond market. However, given the meaningful outperformance of credit-related securities in 2012, we have more muted expectations for credit sector performance going forward. Nonetheless, we will continue to focus on higher-yielding segments of the investment-grade bond market because we believe interest income will be a substantial component of total return in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond PS Series II (began 4/28/11)	5.67%	—	—	5.10%	—	—	8.71%
Bond PS Series NAV (began 4/28/11)	5.96%	—	—	5.33%	—	—	9.12%
Citigroup Broad Investment Grade Index[2,3]	4.23%	—	—	6.45%	—	—	11.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Citigroup Broad Investment Grade Index is an unmanaged index that measures the performance of the broad U.S. investment-grade bond market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Core Bond Trust

Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Thomas J. O’Connor, CFA, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks total return consisting of income and capital appreciation by investing at least 80% (plus any borrowings for investment purposes) of its net assets in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government & Agency	28.9
Corporate Bonds	26.8
U.S. Government	19.8
Asset Backed Securities	14.1
Collateralized Mortgage Obligations	12.3
Foreign Government Obligations	1.3
Municipal Bonds	1.2
Short-Term Investments & Other	–4.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Bond Trust Series I returned +6.47%, outperforming the +4.22% return of the Barclays U.S. Aggregate Bond Index.

Environment  >  2012 began with strong spread product (non-Treasuries) outperformance, prompted by European Central Bank’s liquidity operations, stronger-than-expected U.S. employment data, and prospects for further rounds of central bank quantitative easing. Sentiment changed a bit in the second quarter, with uncertainty around the U.S. recovery and the progress in Europe. Macroeconomic data in the U.S. and China also disappointed and ongoing uncertainty in the eurozone sovereign debt market weighed on investor sentiment. Market sentiment shifted back to “risk on” during the third quarter, most notably driven by U.S. and European central bank stimulus measures. While conditions were generally supportive of risk assets in the fourth quarter, the lack of clarity on U.S. fiscal cliff negotiations created some uncertainty heading into year end.

It was an extraordinarily strong year for risk assets, with all subsectors of the Barclays U.S. Aggregate Bond Index handily outperforming Treasuries. The commercial mortgage-backed securities sector was the star performer in 2012, benefiting from improving fundamentals, attractive valuations, and positive technicals. Corporate bonds also performed well, as encouraging U.S. macro data, reduced European tail risk concerns, and strong investor demand in a low yield environment caused spreads to tighten. Agency MBS also outperformed as Fed buying created a favorable supply/demand environment. Lower volatility also added to MBS valuations.

The Trust outperformed the benchmark, with security selection in Agency mortgages, corporate bonds, CMBS and ABS contributing to performance. Overweights to those sectors through the year also added to returns. We maintained an Agency mortgage risk-adjusted overweight throughout 2012, finding many relative value trading opportunities around the overweight.

In Credit, we increased exposure from a slight underweight coming into 2012 to a modest overweight throughout much of 2012. At year end, our largest overweight credit positions were REITs, local governments and financials. At year end, we were generally underweight in Technology and Telecommunications, where we view security-level valuations to be less attractive. Security selections within Agency mortgage pools, collateralized mortgage obligations, mortgage-backed securities and hybrid adjustable rate mortgages were all contributors to performance during 2012. Specifically, an overweight to high loan-to-value specified Agency mortgage pools and prepay-protected premium coupons were large contributors.

We are currently positioned with modest overweights in CMBS/ABS, Agency mortgages, and corporates, and an underweight in Treasuries. We continue to maintain a neutral duration and are primarily focused on security selection.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Bond Trust Series I (began 4/29/05)	6.47%	7.01%	—	6.00%	40.35%	—	56.41%
Core Bond Trust Series II (began 4/29/05)	6.27%	6.79%	—	5.77%	38.89%	—	53.85%
Core Bond Trust Series NAV (began 4/29/05)	6.54%	7.06%	—	6.03%	40.65%	—	56.72%
Barclays U.S. Aggregate Bond Index[2,3]	4.22%	5.95%	—	5.54%	33.49%	—	51.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Global Bond Trust

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: Scott A. Mather

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum total return, consistent with preservation of capital and prudent investment management. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Foreign Government	30.9
Financials	28.0
Collateralized Mortgage Obligations	12.9
U.S. Government Agency	9.6
U.S. Government	8.4
Asset Backed Securities	2.7
Municipal Bonds	1.2
Consumer Discretionary	0.7
Energy	0.6
Utilities	0.3
Term Loans	0.3
Materials	0.2
Information Technology	0.2
Health Care	0.2
Consumer Staples	0.1
Telecommunication Services	0.1
Purchased Options	0.1
Short-Term Investments	3.5

*	Sectors as a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Global Bond Trust Series I returned +7.03%, outperforming the +1.30% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment  >  The year 2012 was defined globally by a dynamic, polarized political process. In Europe, the seemingly inevitable Greek tragedy did not result in that country leaving the European Union. Instead, the European Central Bank (ECB) stabilized markets with the pledge to “do whatever it takes to safeguard monetary union.”

The eurozone competed with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance, a third quantitative easing (QE3) mortgage purchase program and additional targeted Treasury purchases with the expiry of “Operation Twist,” the explicit use of unemployment and inflation quantitative thresholds, a growing New York Federal Reserve balance sheet and a $2.65 trillion System Open Market Account, a portfolio of U.S. Treasury and Federal Agency securities, foreign currency investments and reciprocal currency arrangements.

In November, Americans re-elected President Barack Obama, likely cementing the fate of the Affordable Care Act and Dodd-Frank reforms. Market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts, in 2013.

Tactical duration positioning in the U.S., with a focus on intermediate maturities added to returns, as the 10-year Treasury yield declined during 2012. Within Europe, a focus on German bunds, partially via bund futures, added to returns as rates declined across most yield curve maturities. This helped offset the negative impact from the portfolio’s underweight position to peripheral European countries, including Italy, where rates declined sharply on the ECB’s commitment to support the euro. Other interest rate strategies, including a focus on Australia, New Zealand and Mexico, all added to returns, while an exposure to Canadian interest rates slightly detracted. Tactical exposure was made to bonds from Spain given the ECB’s announcement. These bonds outperformed and added to the Trust’s performance as rates declined since this announcement.

Exposures to Agency and non-Agency mortgage-backed securities added to performance as spreads tightened in these sectors partially with the U.S. Federal Reserve’s support. Moreover, positioning in investment-grade and high yield corporate bonds, partially implemented via credit default swaps, and a focus on the Financial sector aided returns, as the corporate sector, particularly Financials, outperformed like-duration Treasuries. Municipal bonds added to returns, as this sector posted positive absolute returns and outperformed on a relative basis. Finally, overall currency exposures with a focus on emerging market currencies in favor of developed currencies, partially implemented via currency forwards, were neutral for returns. However, the currency forwards by themselves detracted from returns. The Trust used options during the year to generate additional income. These securities had a negligible impact to performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	7.03%	7.26%	6.89%	41.94%	94.77%
Global Bond Trust Series II	6.81%	7.04%	6.70%	40.54%	91.21%
Global Bond Trust Series NAV[2]	7.15%	7.32%	6.94%	42.34%	95.61%
JPMorgan Global (Unhedged) Government Bond Index[3,4]	1.30%	5.70%	6.20%	31.92%	82.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	JPMorgan Global (Unhedged) Government Bond Index is an unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

High Yield Trust

Subadviser: Western Asset Management Company
Portfolio Managers: Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Energy	20.6
Consumer Discretionary	18.6
Industrials	13.5
Financials	12.3
Materials	9.1
Telecommunication Services	8.1
Consumer Staples	4.3
Health Care	4.0
Utilities	3.9
Information Technology	1.9
Foreign Government Obligations	1.9
Warrants	0.3
Options Purchased	0.1
Short-Term Investments & Other	1.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the High Yield Trust Series I returned +18.99%, outperforming the +15.17% return of the Citigroup High Yield Index.

Environment  >  The Citigroup High Yield Index exhibited strong performance in 2012, gaining +15.17% and surpassing the high end of consensus return estimates. Despite bouts of volatility during the year, markets were buoyed by fundamentals that remained supportive and technicals that were robust amid heavy investor demand. The Index’s option-adjusted spread narrowed by 181 basis points (bps) to end 2012 at 535 bps, its lowest level of the year. The yield-to-worst (YTW) experienced a similar decline, falling by 1.97% from 8.02% at the beginning of the year to 6.05% at year end. A YTW of 6.05% is the lowest on record, though still higher than more traditional fixed income asset classes. Investor reach for yield was the primary catalyst for CCC outperformance of higher rated issues for the year, as these bonds returned 20.12% and led B bonds (15.93% return) and BBs (12.74%). Moody’s recorded a trailing 12-month issuer-rated default rate of 3.2% for 2012, and believes the rate will remain low in 2013.

The portfolio benefited from a broader allocation to the global regions than its benchmark. In general, emerging market and European high yield issuers outperformed U.S. issuers during the year. A focus on lower quality companies also helped. The Trust maintained an overweight to CCC-rated bonds, which led the market. Additionally, we remained underweight to BB-rated issuers, who trailed the broader high yield market in 2012. From a sector standpoint, the portfolio gained from an overweight to the outperforming Transportation sector and an underweight to Consumer Non-cyclicals. However, an overweight to underperforming Energy sector and an underweight to the top performing Financial sector created a drag on relative performance. Issuer selection added to outperformance. Specifically, corporate bonds from real estate brokerage Realogy, wireless provider Sprint Nextel and U.S. bank Citigroup were top contributors. Concentration to a few issuers, such as Petroplus and Overseas Shipholding Group, detracted from performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	18.99%	8.27%	9.09%	48.77%	138.60%
High Yield Trust Series II	18.87%	8.07%	8.89%	47.43%	134.31%
High Yield Trust Series NAV[2]	19.06%	8.33%	9.15%	49.22%	139.94%
Citigroup High Yield Index[3,4]	15.17%	9.82%	10.39%	59.75%	168.77%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

Income Trust

Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Edward D. Perks, Alex Peters, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize income while maintaining prospects for capital appreciation. The Trust invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*	% of Total
Fixed-Income Asset Allocation
Financials	7.7
Consumer Discretionary	7.6
Energy	7.0
Information Technology	6.1
Health Care	4.5
Utilities	4.1
Materials	3.8
Consumer Staples	2.7
Telecommunication Services	2.6
Industrials	2.6
Collateralized Mortgage Obligations	0.4
Asset Backed Securities	0.2
Total Fixed-Income	49.3
Equity Asset Allocation
Utilities	13.0
Energy	7.7
Health Care	5.9
Financials	5.9
Materials	5.8
Telecommunication Services	3.5
Industrials	2.3
Information Technology	1.8
Consumer Staples	1.1
Consumer Discretionary	0.8
Total Equity	47.8
Short-Term Investments & Other	2.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Income Trust Series NAV returned +13.23%, outperforming the +10.13% return of the Combined Index.

Environment  >  During the year, the portfolio’s fixed income holdings and equity holdings both contributed significantly to the portfolio’s total return. The fixed income allocation declined, driven largely by reduced corporate bond holdings throughout the period. The equity allocation rose with an emphasis on dividend paying, large-cap companies and convertible securities.

Fixed income markets benefited from low long-term interest rates and a decline in credit spreads, driven by stable corporate fundamentals and accommodative capital markets. These factors led to record-high corporate bond issuance, much of which was used to refinance existing debt at lower interest rates and extend maturities. We focused on opportunities in credit markets, particularly high yield bonds. Our corporate bond exposure remained diversified across many sectors. We continued to limit our holdings of other fixed income asset classes, including Treasuries, agencies and mortgage-backed securities.

Equity markets generated solid total returns, as global central bank actions reduced systemic global economic risks, resulting in stable, albeit modest, economic growth. At period-end, we held a diversified equity portfolio with leading sector concentrations in Utilities, Financials and Energy.

Fixed income contributors included a payment processor, a voice and Internet services provider, a hospital operator, a major cement company and a financial services provider. In general, leading detractors needed corporate restructuring as a result of business and balance sheet pressures. These included two oil companies and an electric utility.

Stock contributors included three diversified financial services providers and a pharmaceutical company. Several detractors were hurt by weak natural gas prices, including two utilities and an oil and natural gas exploration and production company. Stagnant prices and cost pressures led to weak share prices for two gold mining companies.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	Since Inception	5-year	Since Inception
Income Trust Series NAV (began 5/1/07)	13.23%	4.79%	3.87%	26.34%	24.01%
S&P 500 Index[2,5]	16.00%	1.66%	1.53%	8.59%	9.00%
Barclays U.S. Aggregate Bond Index[3,5]	4.22%	5.95%	6.10%	33.49%	39.92%
Combined Index[4,5]	10.13%	4.26%	4.23%	23.18%	26.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

Investment Quality Bond Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Christopher A. Jones, Lucius T. Hill, Campe Goodman, Joseph F. Marvan

INVESTMENT OBJECTIVE & POLICIES  >  To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% (plus any borrowings for investment purposes) of its net assets in bonds rated investment grade at the time of investment. The Trust will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Corporate Bonds	47.1
U.S. Government	30.0
Collateralized Mortgage Obligations	6.8
Municipal Bonds	4.0
Asset Backed Securities	3.3
U.S. Government Agency	1.5
Foreign Government Obligations	1.4
Capital Preferred Securities	0.4
Short-Term Investments & Other	5.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Investment Quality Bond Trust Series I returned +7.59%, outperforming the +5.65% return of the Combined Index.

Environment  >  Risk assets performed well in 2012 owing to aggressive central bank actions, modest U.S. economic growth and reduced tail risks in Europe. The year was also marked by important U.S. political events, including the November elections and the fiscal cliff negotiations, which kept markets on edge late in the year.

The U.S. Federal Reserve remained very accommodative throughout the year, announcing plans to purchase additional mortgage-backed securities and Treasury securities, significantly expanding the size of its balance sheet. Additionally, the Fed pledged to keep short-term interest rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near its 2% target.

U.S. economic releases generally showed modest improvement throughout the period, highlighted by a recovery in the housing market. Home prices showed their first year-over-year gain since late 2006, aided by increased home sales and reduced inventory. Meanwhile, from December 2011 to December 2012, the unemployment rate declined by 0.70 percentage points to 7.8% as the labor market continued its slow recovery. Manufacturing activity slowed, service sector growth picked up some, and consumer confidence edged up amid a healing jobs market.

Contributing to relative results was the portfolio’s overweight allocation to investment grade credit. The portfolio benefited from an overweight to and security selection within Financials, security selection within Industrials issuers, and an overweight to taxable municipal bonds. Allocations to both agency pass-through mortgage-backed securities and commercial mortgage backed securities also contributed to relative returns. Duration and yield curve positioning, and to a lesser extent, non-dollar positions and exposure to high yield bonds added to relative performance. The Trust’s underweight to sovereign issuers partially offset positive relative results.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	7.59%	6.67%	5.74%	38.13%	74.78%
Investment Quality Bond Trust Series II	7.37%	6.48%	5.55%	36.88%	71.58%
Investment Quality Bond Trust Series NAV[2]	7.66%	6.73%	5.78%	38.51%	75.47%
Barclays U.S. Aggregate Bond Index[3,7]	4.22%	5.95%	5.18%	33.49%	65.75%
Barclays U.S. Credit Bond Index[4,7]	9.39%	7.65%	6.24%	44.59%	83.11%
Barclays U.S. Government Bond Index[5,7]	2.02%	5.23%	4.66%	29.00%	57.70%
Combined Index[6,7]	5.65%	6.49%	5.47%	36.93%	70.40%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	Barclays U.S. Credit Bond Index, formerly Barclays Capital U.S. Credit Bond Index, is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

5	Barclays U.S. Government Bond Index, formerly Barclays Capital U.S. Government Bond Index, is an unmanaged index of U.S. Treasury and government agency bonds.

6	The Combined Index is comprised of 50% Barclays U.S. Government Bond Index and 50% Barclays U.S. Credit Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Money Market Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar-denominated money market instruments.

Sector Weighting*	% of Total
Corporate Interest-Bearing Obligations	32.4
Certificate of Deposit	31.2
Commercial Paper	16.9
U.S. Government Agency	9.4
U.S. Government	8.2
Short-Term Investments & Other	1.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  >  The U.S. Federal Reserve left interest rates unchanged for all of 2012, with the federal funds rate remaining in a range of 0% to 0.25%. In addition, the Fed pledged that it would not change its short-term benchmark interest rate at least as long as the unemployment rate remains higher than 6.5%, unless inflation rises in the next two years to more than 2.5%. As well, with the Operation Twist program reaching its completion at the end of the 2012, the Fed announced a third round of quantitative easing. It will increase its asset purchase program by buying $45 billion a month in Treasury securities while continuing to buy $40 billion a month in mortgage-backed securities, for a total of $85 billion of asset purchases per month. This is expected to continue indefinitely, unless there is a substantial improvement in the labor market. Additionally, while the U.S. fiscal cliff was averted at year-end, further financial issues must still be dealt with in the very near future. Congress still must come up with a new spending package by March 1, 2013. At around the same time, the U.S. Treasury is expected to hit its debt ceiling again. Unless the borrowing limit is raised, the U.S. government risks going into default, which would create economic chaos domestically and internationally. On the global front, while concerns have temporarily eased in Europe, there continues to be uncertainty over the sovereign debt of several countries. Without a sufficient resolution, the spillover effect of these risks will most certainly have an adverse effect on the American economy.

As of year-end, the portfolio’s holdings were made up of corporate paper names, federal agency paper, Treasury Bills, and bank sponsored repurchase agreements. The average term to maturity at the beginning of 2012 was 57 days, while at year-end, the term was almost identical, at approximately 58 days.

Throughout the year, the portfolio used different methods of adding yield, primarily through the purchase of floating rate notes, short bonds and longer-dated Treasuries. This was balanced at the shorter end mainly with commercial paper. Going forward, we will continue to employ similar strategies in order to stay close to the portfolio’s maximum term to maturity as long as the current market conditions prevail.

12

Money Market Trust B

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

Sector Weighting*	% of Total
Corporate Interest-Bearing Obligations	31.9
Certificate of Deposit	28.2
Commercial Paper	23.3
U.S. Government	10.2
U.S. Government & Agency Obligations	4.7
Net Other Assets & Liabilities	1.7

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  >  The U.S. Federal Reserve left interest rates unchanged for all of 2012, with the federal funds rate remaining in a range of 0% to 0.25%. In addition, the Fed pledged that it would not change its short-term benchmark interest rate at least as long as the unemployment rate remains higher than 6.5%, unless inflation rises in the next two years to more than 2.5%. As well, with the Operation Twist program reaching its completion at the end of the 2012, the Fed announced a third round of quantitative easing. It will increase its asset purchase program by buying $45 billion a month in Treasury securities while continuing to buy $40 billion a month in mortgage-backed securities, for a total of $85 billion of asset purchases per month. This is expected to continue indefinitely, unless there is a substantial improvement in the labor market. Additionally, while the U.S. fiscal cliff was averted at year-end, further financial issues must still be dealt with in the very near future. Congress still must come up with a new spending package by March 1, 2013. At around the same time, the U.S. Treasury is expected to hit its debt ceiling again. Unless the borrowing limit is raised, the U.S. government risks going into default, which would create economic chaos domestically and internationally. On the global front, while concerns have temporarily eased in Europe, there continues to be uncertainty over the sovereign debt of several countries. Without a sufficient resolution, the spillover effect of these risks will most certainly have an adverse effect on the American economy.

As of year-end, the portfolio’s holdings were made up of corporate paper names, Treasury Bills, bank sponsored asset-backed commercial paper, and federal agency paper. The average term to maturity at the beginning of 2012 was 55 days, while by year-end it had increased slightly, to 58 days.

Throughout the year, the portfolio used different methods of adding yield, primarily through the purchase of floating rate notes, short bonds and longer-dated Treasuries. This was balanced at the shorter end mainly with commercial paper. Going forward, we will continue to employ similar strategies in order to stay close to the portfolio’s maximum term to maturity as long as the current market conditions prevail.

13

New Income Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with the preservation of capital by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations (CMO), Treasury inflation protected securities and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	32.9
U.S. Government	17.3
Financials	9.1
Collateralized Mortgage Obligations	6.6
Municipal Bonds	5.4
Energy	5.2
Consumer Discretionary	4.3
Asset Backed Securities	3.9
Utilities	2.5
Telecommunication Services	2.4
Foreign Government Obligations	2.1
Industrials	2.1
Consumer Staples	1.6
Health Care	1.6
Information Technology	0.7
Materials	0.7
Short-Term Investments & Other	1.6

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the New Income Trust Series NAV returned +5.91%, outperforming the +4.22% return of the Barclays U.S. Aggregate Bond Index.

Environment  >  U.S. bonds produced solid returns over the last year. Long-term Treasury bond yields were relatively stable for the year and remained near historic lows in response to weak global economic growth and Federal Reserve actions to stimulate the economy. In the investment-grade (IG) universe, corporate bonds were the best performers. Asset-backed and agency mortgage-backed securities (MBS) produced smaller gains. High-yield bonds significantly outperformed the investment-grade bond market, as income-seeking investors continued favoring securities with attractive yields in a low interest rate environment.

Sector allocation was the primary factor in relative outperformance. An extended period of extremely accommodative monetary policy from global central banks helped keep yields on high-quality assets like U.S. Treasuries at low levels. In response, investors have been willing to lower their credit-quality standards to pursue yield and add income. In this environment, an underweight to Treasuries was effective for the portfolio, as was having an out-of-benchmark allocation to high-yield bonds and leveraged loans and overweights to both IG corporates and commercial mortgage-backed securities.

Security selection was also a strong contributor to relative results, especially in the case of banking credits in the IG corporate sector. Their generally higher yields and improved fundamentals made them one of the best-performing fixed-income segments over the year. Within the MBS sector, a non-index allocation to non-agency MBS lifted relative returns on the back of strong investor demand for additional yield.

Curve and duration management had a slightly negative effect on relative performance. But active currency bets and allocations to local rates contributed to relative results. Attractive yields and a positive economic backdrop in Mexico were helpful to the portfolio’s allocation to both local sovereign debt issues and a long exposure to the peso versus the U.S. dollar.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
New Income Trust Series NAV (began 10/24/05)	5.91%	5.14%	—	5.73%	28.49%	—	49.26%
Barclays U.S. Aggregate Bond Index[2,3]	4.22%	5.95%	—	5.83%	33.49%	—	50.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

14

Real Return Bond Trust

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government	49.6
Financials	8.1
Foreign Government Obligations	4.3
Collateralized Mortgage Obligations	3.7
U.S. Government Agency	2.3
Asset Backed Securities	1.9
Materials	0.4
Telecommunication Services	0.2
Energy	0.1
Short-Term Investments	29.4

*	Sectors as a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Real Return Trust Series I returned +8.86%, outperforming the +6.98% return of the Barclays U.S. TIPS Index.

Environment  >  The year 2012 was defined globally by a dynamic, polarized political process. In Europe, the seemingly inevitable Greek tragedy did not result in that country leaving the European Union. Instead, the European Central Bank (ECB) stabilized markets with the pledge to “do whatever it takes to safeguard monetary union.”

The eurozone competed with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance, a third quantitative easing mortgage purchase program and additional, targeted Treasury purchases with the expiry of “Operation Twist,” the explicit use of unemployment and inflation quantitative thresholds, a growing New York Federal Reserve balance sheet and a $2.65 trillion System Open Market Account, a portfolio of U.S. Treasury and Federal Agency securities, foreign currency investments and reciprocal currency arrangements.

In November, Americans re-elected President Barack Obama, likely cementing the fate of the Affordable Care Act and Dodd-Frank reforms. Market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

Having a shorter U.S. real duration than the Index detracted from performance during the year, as real yields declined given the central bank interventions. However, exposure to nominal U.S. Treasuries partially mitigated this as nominal rates also declined, but did not keep up with the pace of real yields. Modest duration exposure to Australian inflation-linked bonds added to performance as yields declined. Modest exposures to non-Agency mortgage-backed securities added to returns as spreads narrowed and prices rose. Additionally, tactical positioning in investment-grade and high yield corporate bonds, partially implemented via credit default swaps, with a focus on Financials, was positive for returns as the sectors outperformed like-duration Treasuries during the year. The portfolio’s exposure to emerging market local rates, partially implemented via interest rate swaps, added to returns as rates declined.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Real Return Bond Trust Series I (began 5/5/03)	8.86%	7.06%	—	6.42%	40.66%	—	82.39%
Real Return Bond Trust Series II (began 5/5/03)	8.58%	6.84%	—	6.20%	39.21%	—	78.71%
Real Return Bond Trust Series NAV[2]	8.86%	7.09%	—	6.44%	40.85%	—	82.79%
Barclays U.S. TIPS Index[3,4]	6.98%	7.04%	—	6.62%	40.50%	—	85.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. TIPS Index, formerly Barclays Capital U.S. TIPS Index, is an unmanaged index of fixed-rate U.S. Treasury Inflation Protected Securities with at least one year to maturity.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Short Term Government Income Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with preservation of capital by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the Trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	73.7
U.S. Government	17.1
Collateralized Mortgage Obligations	8.8
Short-Term Investments & Other	0.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Short Government Income Trust Series NAV returned +1.18%, outperforming the +0.97% return of the Barclays U.S. Government 1–5 Year Index.

Environment  >  Short-term U.S. government securities posted positive returns in 2012. Economic activity was uneven, growing strongly early in the year, then moderated during the spring and summer before picking up again late in the year. The most notable economic developments included a decline in the unemployment rate from 8.5% to 7.8% (a four-year low), and a burgeoning recovery in the housing market over the last half of the year. Other factors influencing the bond market included the ongoing European sovereign debt crisis, central bank actions around the world to stimulate global economic growth, the U.S. presidential election, and uncertainty over a resolution to the “fiscal cliff” (the combination of expiring federal tax cuts and automatic government spending reductions scheduled to occur at the end of 2012). With short-term interest rates holding steady near historic lows, investor demand for higher yields had a significant impact on the performance of short-term government bonds. In particular, mortgage-backed securities benefited the most from the strong demand for yield.

The portfolio’s outperformance of its benchmark index in 2012 was driven by sector allocation. The benchmark index is comprised largely of Treasury securities (more than 80%), while the Trust emphasized higher-yielding government agency notes and mortgage-backed securities. The portfolio’s holdings of mortgage-backed securities, which are not represented in the Index, consisted primarily of conventional mortgages, adjustable-rate mortgages, and short-term collateralized mortgage obligations. Government agency notes comprised over half of the portfolio, with an emphasis on callable government agency securities. The higher yields of mortgage-backed securities and callable agency notes contributed significantly to the portfolio’s overall outperformance.

We believe the year ahead is likely to bring a continuation of the current economic environment — a moderate annual growth rate with a low level of inflation. The recent fiscal cliff legislation could trim growth slightly, but the U.S. Federal Reserve intends to keep interest rates near historically low levels and prolong its quantitative easing measures in the coming year in an effort to stimulate economic activity. We continue to favor higher-yielding segments of the short-term government bond market, including callable agency notes and mortgage-backed securities, as interest income is likely to remain a substantial component of total return in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Short Term Government Income Trust Series I2	1.21%	—	—	2.29%	—	—	9.48%
Short Term Government Income Trust Series II2	1.01%	—	—	2.16%	—	—	8.91%
Short Term Government Income Trust Series NAV (began 1/2/09)	1.18%	—	—	2.31%	—	—	9.56%
Barclays U.S. Government 1-5 Year Index[3,4]	0.97%	—	—	2.37%	—	—	6.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	Barclays U.S. Government 1–5 Year Index, formerly Barclays Capital U.S. Government 1–5 Year Index, is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

Strategic Income Opportunities Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Daniel S. Janis, III, John F. Iles, Thomas C. Goggins

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities and high-yield bonds. The Trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Foreign Government Obligations	27.7
Financials	25.0
Consumer Discretionary	11.5
Materials	5.2
Energy	4.9
Industrials	4.8
Collateralized Mortgage Obligations	4.5
Telecommunication Services	4.3
Health Care	3.8
Utilities	3.2
Consumer Staples	2.2
Information Technology	1.6
Asset Backed Securities	0.5
Options Purchased	0.1
Short-Term Investments & Other	0.7

*	Sectors as a percentage of net assets. .

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Strategic Income Opportunities Trust Series I returned +12.86%, outperforming the +4.22% return of the Barclays U.S. Aggregate Bond Index.

Environment  >  Global bonds generated solid gains, with all major components of the world’s fixed-income markets generating positive returns. The overall environment for government bonds, including U.S. Treasuries and other developed country debt, was positive, as most central banks around the globe kept interest rates low throughout much of the year. Forecasts for continued slow global economic growth also provided investors with confidence that the world’s central banks would keep rates at low levels for an extended period. Meanwhile, depressed yields on government bonds prompted investors to gravitate toward higher-yielding market segments. Emerging markets securities led the way, benefiting from comparatively healthy economic fundamentals and investors’ surging appetite for riskier, higher-yielding securities. High-yield corporate bonds also generated double-digit gains and investment-grade corporate bonds fared well, both part of the trend of seeking higher-yielding securities.

The portfolio’s large overweighting to U.S. corporate high-yield bonds contributed to relative performance. The portfolio’s underweight position in Treasury bonds also helped, as safer asset classes underperformed. Our relative performance was further bolstered by the Trust’s underweight exposure to securities issued in Japan, as bond prices there weakened and the yen lost significant value amid uncertainty about the future of monetary and fiscal policy. Detracting from relative performance was our significant underweight in European bonds, particularly those issued in Italy and Spain; these securities were some of the global bond market’s best performers, as investors gained confidence in the regional authorities’ ability to stem the eurozone debt crisis.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Income Opportunities Trust Series I (began 5/3/04)	12.86%	9.08%	—	7.65%	54.46%	—	89.44%
Strategic Income Opportunities Trust Series II (began 5/3/04)	12.61%	8.86%	—	7.43%	52.89%	—	86.10%
Strategic Income Opportunities Trust Series NAV[2]	12.95%	9.14%	—	7.69%	54.88%	—	90.06%
Barclays U.S. Aggregate Bond Index[3,4]	4.22%	5.95%	—	5.52%	33.49%	—	59.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

17

Total Return Trust

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	37.0
U.S. Government	24.6
Financial	11.3
Foreign Government Obligations	9.8
Collateralized Mortgage Obligations	4.4
Municipal Bonds	3.6
Asset Backed Securities	1.3
Energy	1.2
Consumer Discretionary	1.0
Materials	0.5
Industrial	0.4
Information Technology	0.3
Health Care	0.2
Utilities	0.2
Short-Term Investments	4.2

*	Sectors as a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Total Return Trust Series I returned +8.49%, outperforming the +4.22% return of the Barclays U.S. Aggregate Bond Index.

Environment  >  The year 2012 was defined globally by a dynamic, polarized political process. In Europe, the seemingly inevitable Greek tragedy did not result in that country leaving the European Union. Instead, the European Central Bank (ECB) stabilized markets with the pledge to “do whatever it takes to safeguard monetary union.”

The eurozone competed with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance, a third quantitative easing mortgage purchase program and additional, targeted Treasury purchases with the expiry of “Operation Twist,” the explicit use of unemployment and inflation quantitative thresholds, a growing New York Federal Reserve balance sheet and a $2.65 trillion System Open Market Account, a portfolio of U.S. Treasury and Federal Agency securities, foreign currency investments and reciprocal currency arrangements.

In November, Americans re-elected President Barack Obama, likely cementing the fate of the Affordable Care Act and Dodd-Frank reforms. Market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

Interest rate strategies included a focus on the intermediate portion of the yield curve, implemented partially via Treasury futures, while underweighting long-end maturities, partially implemented via long-dated interest rate swaps. These added to performance as intermediate maturity yields declined while 30-year maturity yields rose. An overweight to Agency mortgage-backed securities (MBS) combined with modest exposure to non-Agency MBS added to returns, as spreads tightened in these sectors. Moreover, positioning in investment-grade and high yield corporate bonds, partially implemented via credit default swaps, and a focus on the Financial sector added to returns, as the corporate sector and particularly Financials outperformed like-duration Treasuries during the year. The portfolio’s exposure to emerging market local and external debt partially implemented via interest rate and credit default swaps, contributed to returns, as rates declined and spreads tightened. Exposure to municipal bonds, particularly Build America Bonds, added to returns, as this sector posted positive absolute returns and outperformed on a relative basis.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Total Return Trust Series I	8.49%	7.20%	6.04%	41.55%	79.83%
Total Return Trust Series II	8.28%	6.99%	5.84%	40.18%	76.38%
Total Return Trust Series NAV[2]	8.57%	7.26%	6.09%	41.99%	80.60%
Barclays U.S. Aggregate Bond Index[3,4]	4.22%	5.95%	5.18%	33.49%	65.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

18

Ultra Short Term Bond Trust

Subadviser: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The Trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	43.5
Asset Backed Securities	16.3
Financials	15.4
Consumer Discretionary	5.3
Energy	4.0
Materials	3.8
Consumer Staples	2.4
Telecommunication Services	2.2
Utilities	1.5
Health Care	1.5
Industrials	1.3
Net Other Assets & Liabilities	2.8

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Ultra Short Term Bond Trust Series I returned +0.54%, outperforming the +0.17% return of the Bank of America Merrill Lynch 6-Month Treasury Bill Index.

Environment  >  Short-term U.S. bonds posted positive returns in 2012. Economic activity was uneven throughout the year, growing strongly early in the year, then moderating during the spring and summer before picking up again late in the year. The most notable economic developments included a decline in the unemployment rate from 8.5% to 7.8% (a four-year low), and a burgeoning recovery in the housing market over the last half of the year. Other factors influencing the bond market included the ongoing European sovereign debt crisis, central bank actions around the world to stimulate global economic growth, the U.S. presidential election, and uncertainty over a resolution to the “fiscal cliff” (the combination of expiring federal tax cuts and automatic government spending reductions scheduled to occur at the end of 2012). With short-term interest rates holding steady near historic lows, investor demand for higher yields had a significant impact on the performance of short-term bonds. In particular, corporate bonds and mortgage-backed securities benefited the most from the strong demand for yield.

The portfolio’s outperformance of its benchmark index in 2012 resulted primarily from its diversified mix of short-term bonds. Exposure to short-term corporate bonds, callable government agency securities, asset-backed securities and adjustable-rate mortgage-backed securities contributed to a higher overall yield for the portfolio compared with the index, and yield was the most significant component of total return in 2012. In addition, the portfolio did not own any short-term Treasury securities, which was one of the weaker-performing segments of the short-term bond market for the year.

We believe the year ahead is likely to bring a continuation of the current economic environment — a moderate annual growth rate with a low level of inflation. The recent fiscal cliff legislation could trim growth slightly, but the U.S. Federal Reserve intends to keep interest rates near historically low levels and prolong its quantitative easing measures in the coming year in an effort to stimulate economic activity. We continue to favor higher-yielding segments of the short-term government bond market, including callable agency notes and mortgage-backed securities, as interest income is likely to remain a substantial component of total return in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	0.54%	—	—	0.21%	—	—	0.50%
Ultra Short Term Bond Trust Series II (began 7/29/10)	0.37%	—	—	0.02%	—	—	0.05%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	0.66%	—	—	0.25%	—	—	0.61%
Bank of America Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.17%	—	—	0.24%	—	—	0.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Bank of America Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

19

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012 – 12/31/2012	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,048.50	$3.50	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%
Series II — Actual	1,000.00	1,047.50	4.53	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series NAV — Actual	1,000.00	1,049.00	3.24	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20	0.63%
Bond Trust
Series I — Actual	$1,000.00	$1,028.60	$3.26	0.64%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	1,027.30	4.28	0.84%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Series NAV — Actual	1,000.00	1,028.40	3.01	0.59%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Bond PS Series
Series II — Actual	$1,000.00	$1,026.70	$4.38	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series NAV — Actual	1,000.00	1,027.20	3.11	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%
Core Bond Trust
Series I — Actual	$1,000.00	$1,030.40	$3.37	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Series II — Actual	1,000.00	1,029.90	4.39	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series NAV — Actual	1,000.00	1,031.00	3.11	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%

20

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012 – 12/31/2012	Annualized Expense Ratio
Global Bond Trust
Series I — Actual	$1,000.00	$1,046.60	$4.58	0.89%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Series II — Actual	1,000.00	1,045.00	5.60	1.09%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.53	1.09%
Series NAV — Actual	1,000.00	1,046.80	4.32	0.84%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
High Yield Trust
Series I — Actual	$1,000.00	$1,099.30	$4.12	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series II — Actual	1,000.00	1,099.40	5.17	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Series NAV — Actual	1,000.00	1,101.00	3.86	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%
Income Trust
Series NAV — Actual	$1,000.00	$1,062.30	$4.41	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,035.20	$3.48	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%
Series II — Actual	1,000.00	1,034.00	4.50	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series NAV — Actual	1,000.00	1,035.00	3.22	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20	0.63%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.10	$1.71	0.34%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Series II — Actual	1,000.00	1,000.10	1.71	0.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,000.40	$1.41	0.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
New Income Trust
Series NAV — Actual	$1,000.00	$1,029.50	$3.16	0.62%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%
Real Return Bond Trust
Series I — Actual	$1,000.00	$1,034.70	$5.27	1.03%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series II — Actual	1,000.00	1,033.10	6.29	1.23%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.24	1.23%
Series NAV — Actual	1,000.00	1,034.10	5.01	0.98%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$1,006.60	$3.28	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Series II — Actual	1,000.00	1,005.40	4.28	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Series NAV — Actual	1,000.00	1,006.40	3.03	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.05	0.60%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$1,069.00	$4.16	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Series II — Actual	1,000.00	1,067.60	5.15	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	1,069.80	3.90	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%

21

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012 – 12/31/2012	Annualized Expense Ratio
Total Return Trust
Series I — Actual	$1,000.00	$1,036.10	$3.94	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Series II — Actual	1,000.00	1,035.60	4.96	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Series NAV — Actual	1,000.00	1,037.50	3.69	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$1,001.30	$3.52	0.70%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%
Series II — Actual	1,000.00	1,001.20	4.53	0.90%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Series NAV — Actual	1,000.00	1,001.70	3.27	0.65%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

22

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.6%
U.S. Treasury Notes - 4.7%
0.875%, 04/30/2017	$ 3,350,000	$ 3,390,304	0.3%
1.000%, 06/30/2019	12,555,000	12,507,919	1.0%
1.625%, 11/15/2022 (L)	28,451,000	28,104,239	2.2%
2.250%, 07/31/2018	4,000,000	4,306,248	0.3%
2.750%, 02/28/2018	3,000,000	3,303,516	0.3%
OTHER SECURITIES		8,011,323	0.6%
		59,623,549
U.S. Treasury Bond - 1.3%
2.750%, 08/15/2042	16,645,000	16,013,006	1.3%
U.S. Treasury Strips, PO - 0.3%
6.862%, 11/15/2030	4,985,000	3,024,778	0.3%
Federal Home Loan Mortgage Corp. - 0.6%
5.000%, 03/01/2041
to 04/01/2041	3,579,558	3,906,701	0.3%
OTHER SECURITIES		3,781,880	0.3%
		7,688,581
Federal National Mortgage Association - 19.7%
3.000%, TBA (C)	7,000,000	7,333,199	0.6%
3.000%, 09/01/2042	5,405,496	5,666,808	0.5%
3.500%, TBA (C)	3,250,000	3,464,297	0.3%
3.500%, 06/01/2042	15,612,277	16,773,533	1.3%
4.000%, TBA (C)	16,250,000	17,414,160	1.4%
4.000%, 10/01/2025
to 05/01/2042	32,230,790	34,853,770	2.8%
4.500%, 06/01/2040
to 06/01/2041	60,946,682	65,970,370	5.2%
4.500%, 11/01/2040 (C)	3,196,229	3,448,307	0.3%
5.000%, 05/01/2018
to 04/01/2041	41,733,805	45,349,619	3.6%
5.500%, 02/01/2018
to 11/01/2039	18,913,267	20,617,990	1.6%
6.000%, 05/01/2035
to 02/01/2036	11,620,478	12,860,708	1.0%
6.500%, 02/01/2036
to 06/01/2039	8,137,178	9,063,660	0.7%
OTHER SECURITIES		5,184,083	0.4%
		248,000,504
Government National Mortgage Association - 1.0%
4.000%, TBA (C)	7,500,000	8,223,047	0.7%
OTHER SECURITIES		4,624,887	0.4%
		12,847,934
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $341,454,332)	$ 347,198,352

FOREIGN GOVERNMENT
OBLIGATIONS - 0.7%
Argentina - 0.2%		3,008,761	0.2%
Germany - 0.1%		1,545,642	0.1%

Active Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Japan - 0.1%		$ 811,353	0.1%
Mexico - 0.2%		1,775,273	0.2%
Panama - 0.1%		781,300	0.1%
Peru - 0.0%		130,841	0.0%
United Kingdom - 0.0%		453,082	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,014,190)		$ 8,506,252
CORPORATE BONDS - 40.8%
Consumer Discretionary - 4.8%
Time Warner Cable, Inc.
6.750%, 07/01/2018	$ 2,730,000	3,408,978	0.3%
OTHER SECURITIES		56,852,483	4.5%
		60,261,461
Consumer Staples - 1.9%		24,156,103	1.9%
Energy - 4.9%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	2,750,000	3,436,397	0.3%
OTHER SECURITIES		57,859,658	4.6%
		61,296,055
Financials - 15.8%
Morgan Stanley
5.750%, 01/25/2021	2,540,000	2,898,110	0.2%
The Goldman Sachs Group, Inc.
5.750%, 01/24/2022	3,060,000	3,613,906	0.3%
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	2,405,000	2,824,285	0.2%
OTHER SECURITIES		190,212,704	15.1%
		199,549,005
Health Care - 1.0%		13,001,720	1.0%
Industrials - 4.0%
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	3,275,000	2,849,250	0.2%
OTHER SECURITIES		47,126,080	3.8%
		49,975,330
Information Technology - 0.3%		4,361,318	0.3%
Materials - 2.9%		35,922,027	2.9%
Telecommunication Services - 2.6%		32,629,740	2.6%
Utilities - 2.6%		33,073,059	2.6%
TOTAL CORPORATE BONDS (Cost $462,097,250)		$ 514,225,818
CAPITAL PREFERRED SECURITIES - 1.2%
Financials - 1.2%		14,580,430	1.2%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $14,019,736)		$ 14,580,430
CONVERTIBLE BONDS - 0.1%
Industrials - 0.1%		407,025	0.1%
Consumer Discretionary - 0.0%		377,575	0.0%
TOTAL CONVERTIBLE BONDS (Cost $372,588)		$ 784,600

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
MUNICIPAL BONDS - 0.6%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	$ 1,885,000	$ 2,761,845	0.2%
The George Washington University
(District of Columbia)
5.095%, 09/15/2032 (P)	4,385,000	4,422,053	0.4%
OTHER SECURITIES		1,000,970	0.0%
TOTAL MUNICIPAL BONDS (Cost $7,267,811)		$ 8,184,868

TERM LOANS (M) - 0.3%
Consumer Discretionary - 0.2%		2,192,707	0.2%
Financials - 0.0%		589,746	0.0%
Industrials - 0.1%		753,594	0.1%
Materials - 0.0%		552,482	0.0%
TOTAL TERM LOANS (Cost $4,051,868)		$ 4,088,529

COLLATERALIZED MORTGAGE
OBLIGATIONS - 21.4%
Americold 2010 LLC Trust,
7.443%, 01/14/2029 (S)	2,850,000	3,476,441	0.3%
Commercial Mortgage Pass Through
Certificates,
5.800%, 12/10/2049 (P)	2,450,000	2,910,419	0.2%
Countrywide Home Loan Mortgage
Pass Through Trust,
2.592%, 07/20/2034 (P)	2,729,678	2,773,200	0.2%
Federal Home Loan Mortgage Corp.,
3.000%, 02/15/2040	4,687,750	4,962,733	0.4%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	2,796,202	2,866,764	0.2%
Federal National Mortgage
Association,
2.000%, 03/25/2041	9,536,561	9,692,303	0.8%
Federal National Mortgage
Association,
3.500%, 03/25/2041	4,739,487	5,120,945	0.4%
Federal National Mortgage
Association,
3.500%, 08/25/2041	2,970,415	3,204,071	0.3%
Federal National Mortgage
Association,
3.500%, 03/25/2042	2,897,233	3,106,346	0.3%
Federal National Mortgage
Association,
4.000%, 01/25/2041	3,463,379	3,706,750	0.3%
Federal National Mortgage
Association,
4.000%, 01/25/2041	5,946,852	6,401,828	0.5%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.200%, 12/15/2044 (P)	5,990,000	6,676,065	0.5%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.242%, 12/15/2044 (P)	4,225,000	4,706,523	0.4%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.420%, 01/15/2049	4,383,197	5,068,584	0.4%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.447%, 05/15/2045	4,530,000	4,706,385	0.4%
Morgan Stanley Capital I Trust,
5.364%, 03/15/2044	2,380,000	2,743,819	0.2%
Motel 6 Trust,
3.781%, 10/05/2025 (S)	3,350,000	3,351,028	0.3%

Active Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wells Fargo Commercial
Mortgage Trust,
2.288%, 11/15/2045 (S)	$ 19,791,051	$ 2,824,599	0.2%
OTHER SECURITIES		191,706,481	15.2%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $265,631,361)	$ 270,005,284
ASSET BACKED SECURITIES - 3.3%
Dominos Pizza Master Issuer LLC,
5.216%, 01/25/2042 (S)	4,691,619	5,269,392	0.4%
OTHER SECURITIES		36,762,548	2.9%
TOTAL ASSET BACKED
SECURITIES (Cost $50,397,286)	$ 42,031,940
COMMON STOCKS - 0.0%
Consumer Discretionary - 0.0%		47,889	0.0%
Financials - 0.0%		1,469	0.0%
TOTAL COMMON STOCKS (Cost $135,472)	$ 49,358
PREFERRED SECURITIES - 0.9%
Consumer Discretionary - 0.1%		1,306,116	0.1%
Consumer Staples - 0.2%		2,031,376	0.2%
Financials - 0.5%		6,593,845	0.5%
Industrials - 0.1%		832,687	0.1%
TOTAL PREFERRED
SECURITIES (Cost $10,500,523)	$ 10,764,024
SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	1,090,902	10,917,088	0.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,916,734)	$ 10,917,088
SHORT-TERM INVESTMENTS - 5.3%
Money Market Funds - 3.1%
State Street Institutional
U.S. Government Money Market
Fund, 0.0416% (Y)	39,249,639	39,249,639	3.1%

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 2.2%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$27,551,015 on 01/02/2013,
collateralized by $19,435,000
Federal Home Loan
Mortgage Corp. 0.500% due
09/25/2015 (valued at
$19,459,294, including interest)
and $8,640,000 U.S. Treasury
Notes 0.250% due 03/31/2014
(valued at $8,650,800,
including interest)	$ 27,551,000	$ 27,551,000	2.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $66,800,639)		$ 66,800,639
Total Investments (Active Bond Trust)
(Cost $1,241,659,790) - 103.1%		$ 1,298,137,182	103.1%
Other Assets And Liabilities, Net - (3.1%)		(39,016,173)	(3.1)%
TOTAL NET ASSETS - 100.0%		$ 1,259,121,009	100.0%

Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 48.7%
Federal National Mortgage Association - 23.6%
2.742%, 10/01/2035 (P)	$ 72,752,311	$ 77,706,162	1.0%
3.000%, TBA	45,175,000	47,325,321	0.6%
3.000%, 10/29/2027
to 09/01/2042	97,488,225	101,250,465	1.3%
3.500%, 04/01/2042
to 08/01/2042	367,616,797	394,744,979	5.0%
4.000%, 11/01/2040
to 04/01/2042	165,200,205	178,716,269	2.3%
4.500%, 08/01/2040
to 02/01/2042	319,984,333	347,275,469	4.4%
5.000%, 02/01/2033
to 12/01/2041	389,743,376	424,688,134	5.3%
5.500%, 02/01/2036
to 05/01/2040	72,188,243	78,468,372	1.0%
6.000%, 04/01/2035
to 06/01/2040	27,676,653	30,354,498	0.4%
6.500%, 07/01/2036
to 10/01/2039	116,730,581	129,879,714	1.6%
OTHER SECURITIES		64,275,353	0.8%
		1,874,684,736
Federal Home Loan Mortgage Corp. - 4.5%
1.750%, 05/30/2019	39,220,000	40,561,520	0.5%
2.382%, 04/01/2042 (P)	35,113,308	36,658,346	0.5%
3.000%, 08/01/2042
to 10/01/2042	38,841,676	40,621,285	0.5%
4.000%, 09/01/2041
to 11/01/2041	54,983,479	58,715,333	0.7%
4.500%, 10/01/2039
to 12/01/2039	24,474,008	26,217,780	0.3%
5.000%, 09/01/2040
to 04/01/2041	56,667,888	61,208,828	0.8%

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6.500%, 05/01/2037
to 09/01/2039	$ 50,487,002	$ 55,878,569	0.7%
OTHER SECURITIES		42,526,386	0.5%
		362,388,047
U.S. Treasury Notes - 17.7%
0.625%, 08/31/2017
to 11/30/2017	310,240,000	309,689,024	3.9%
0.750%, 10/31/2017	120,000,000	120,346,920	1.5%
1.000%, 03/31/2017
to 06/30/2019	637,465,000	640,026,335	8.0%
1.625%, 11/15/2022	343,710,000	339,520,863	4.3%
		1,409,583,142
U.S. Treasury Bond - 1.9%
2.750%, 08/15/2042	157,535,000	151,553,554	1.9%
U.S. Treasury Strips, PO - 0.3%
6.035%, 11/15/2030	40,870,000	24,798,935	0.3%
Government National Mortgage Association - 0.7%
4.000%, 10/15/2039
to 11/15/2041	39,759,739	43,699,954	0.6%
OTHER SECURITIES		9,210,795	0.2%
		52,910,749
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $3,850,164,985)	$ 3,875,919,163

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%		9,030,661	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,326,698)	$ 9,030,661

CORPORATE BONDS - 35.0%
Consumer Discretionary - 3.5%
Ford Motor Credit Company LLC
5.000%, 05/15/2018	27,155,000	29,952,454	0.4%
OTHER SECURITIES		247,364,260	3.1%
		277,316,714
Consumer Staples - 1.1%		87,251,649	1.1%
Energy - 3.3%
Enterprise Products Operating LLC
6.500%, 01/31/2019	31,220,000	39,096,681	0.5%
OTHER SECURITIES		224,267,063	2.8%
		263,363,744
Financials - 16.2%
First Horizon National Corp.
5.375%, 12/15/2015	27,852,000	30,444,297	0.4%
JPMorgan Chase & Company
6.000%, 01/15/2018	27,000,000	32,312,547	0.4%
Morgan Stanley
5.550%, 04/27/2017	23,360,000	25,889,701	0.3%
Qwest Corp.
6.750%, 12/01/2021	21,760,000	25,477,478	0.3%
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	32,855,000	38,582,908	0.5%
OTHER SECURITIES		1,139,715,868	14.3%
		1,292,422,799

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health Care - 1.0%
Medco Health Solutions, Inc.
7.125%, 03/15/2018	$ 20,350,000	$ 25,357,097	0.3%
OTHER SECURITIES		51,531,862	0.7%
		76,888,959
Industrials - 3.3%		260,141,143	3.3%
Information Technology - 0.5%		38,408,291	0.5%
Materials - 2.0%		156,576,175	2.0%
Telecommunication Services - 2.1%
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	28,660,000	32,309,708	0.4%
OTHER SECURITIES		134,448,613	1.7%
		166,758,321
Utilities - 2.0%
Entergy Texas, Inc.
7.125%, 02/01/2019	19,840,000	24,907,255	0.3%
OTHER SECURITIES		136,284,828	1.7%
		161,192,083
TOTAL CORPORATE BONDS (Cost $2,613,579,614)		$ 2,780,319,878
Municipal Bonds 0.2%		15,619,319	0.2%
TOTAL MUNICIPAL BONDS (Cost $13,918,445)		$ 15,619,319

CAPITAL PREFERRED SECURITIES - 1.0%
Financials - 1.0%		76,734,677	1.0%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $74,371,561)		$ 76,734,677

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.9%
Federal Home Loan Mortgage Corp.,
3.000%, 07/15/2039	53,004,988	54,789,825	0.7%
Federal Home Loan Mortgage Corp.,
3.000%, 11/15/2039	25,112,259	26,668,165	0.3%
Federal Home Loan Mortgage Corp.,
3.000%, 06/15/2040	31,561,377	32,896,581	0.4%
Federal Home Loan Mortgage Corp.,
3.000%, 03/15/2041	35,252,025	36,861,527	0.5%
Federal Home Loan Mortgage Corp.,
3.000%, 05/15/2041	36,472,523	38,351,077	0.5%
Federal Home Loan Mortgage Corp.,
3.000%, 08/15/2041	25,417,721	26,505,015	0.3%
Federal Home Loan Mortgage Corp.,
3.000%, 03/15/2042	36,342,239	38,345,169	0.5%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	53,225,540	54,568,687	0.7%
Federal Home Loan Mortgage Corp.,
3.500%, 06/15/2040	38,189,500	40,485,147	0.5%
Federal Home Loan Mortgage Corp.,
3.500%, 07/15/2041	44,715,618	47,519,734	0.6%
Federal National Mortgage
Association,
3.000%, 07/25/2041	38,375,673	41,076,322	0.5%
Federal National Mortgage
Association,
3.500%, 08/25/2041	27,192,799	29,331,812	0.4%
Federal National Mortgage
Association,
3.500%, 03/25/2042	34,480,525	36,969,225	0.5%

Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage
Association,
3.500%, 10/25/2042	$ 27,963,311	$ 30,017,691	0.4%
Federal National Mortgage
Association,
4.000%, 05/25/2041	26,806,726	28,839,587	0.4%
OTHER SECURITIES		382,230,021	4.8%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $977,719,871)		$ 945,455,585

Asset Backed Securities 0.1%		8,172,227	0.1%
TOTAL ASSET BACKED
SECURITIES (Cost $7,379,654)		$ 8,172,227

PREFERRED SECURITIES - 0.2%
Financials - 0.2%		14,818,615	0.2%
TOTAL PREFERRED
SECURITIES (Cost $13,369,375)		$ 14,818,615

SECURITIES LENDING COLLATERAL - 2.2%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	17,286,475	172,992,668	2.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $172,984,253)		$ 172,992,668

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreement - 2.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$205,865,114 on 01/02/2013,
collateralized by $209,725,000
Federal Home Loan
Mortgage Corp., 0.500% due
09/25/2015 (valued at
$209,987,156, including interest)	$205,865,000	$ 205,865,000	2.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $205,865,000)		$ 205,865,000
Total Investments (Bond Trust)
(Cost $7,937,679,456) - 102.0%		$ 8,104,927,793	102.0%
Other Assets And Liabilities, Net - (2.0%)		(156,347,372)	(2.0)%
TOTAL NET ASSETS - 100.0%		$ 7,948,580,421	100.0%

Bond PS Series
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 47.9%
U.S. Treasury Bond - 2.5%
2.750%, 08/15/2042	$ 6,075,000	$ 5,844,338	2.5%
U.S. Treasury Notes - 16.3%
0.500%, 07/31/2017	3,820,000	3,795,529	1.6%
0.625%, 08/31/2017
to 11/30/2017	4,355,000	4,347,097	1.9%

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.875%, 12/31/2016
to 04/30/2017	$ 8,875,000	$ 8,988,205	3.8%
1.000%, 03/31/2017
to 06/30/2019	6,425,000	6,475,554	2.8%
1.625%, 11/15/2022	14,735,000	14,555,410	6.2%
		38,161,795
U.S. Treasury Strips, PO - 0.3%		603,742	0.3%
Federal Home Loan Mortgage Corp. - 6.6%
1.750%, 05/30/2019	810,000	837,706	0.4%
2.674%, 11/01/2041 (P)	1,141,678	1,187,283	0.5%
3.000%, 08/01/2042
to 10/01/2042	894,194	935,112	0.4%
3.500%, 05/01/2042	2,229,253	2,386,345	1.0%
4.000%, 11/01/2041	3,931,855	4,201,402	1.8%
4.500%, 06/01/2039
to 03/01/2041	2,611,424	2,797,489	1.2%
6.500%, 12/01/2036
to 09/01/2039	1,706,268	1,889,740	0.8%
OTHER SECURITIES		1,218,744	0.5%
		15,453,821
Federal National Mortgage Association - 21.9%
1.920%, 08/01/2042 (P)	1,931,477	2,001,270	0.9%
3.000%, TBA	4,000,000	4,190,399	1.8%
3.000%, 10/29/2027
to 09/01/2042	2,421,705	2,512,530	1.1%
3.500%, 06/01/2042
to 10/01/2042	7,885,678	8,464,451	3.6%
4.000%, 09/01/2041
to 05/01/2042	2,726,572	2,977,627	1.3%
4.500%, 09/01/2039
to 02/01/2042	9,834,794	10,679,084	4.6%
5.000%, 04/01/2035
to 07/01/2041	11,595,650	12,635,544	5.4%
5.500%, 05/01/2038
to 01/01/2039	1,263,641	1,370,853	0.6%
6.000%, 01/01/2037
to 06/01/2040	2,381,116	2,606,655	1.1%
6.500%, 10/01/2037
to 11/01/2037	1,232,536	1,370,811	0.6%
OTHER SECURITIES		2,345,813	1.0%
		51,155,037
Government National Mortgage Association - 0.3%		724,817	0.3%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $111,724,169)	$ 111,943,550

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%		324,261	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $326,478)	$ 324,261

CORPORATE BONDS - 34.1%
Consumer Discretionary - 3.0%
Ford Motor Credit Company LLC
5.000%, 05/15/2018	965,000	1,064,412	0.5%
OTHER SECURITIES		5,853,365	2.6%
		6,917,777

Bond PS Series (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Consumer Staples - 1.1%		$ 2,456,543	1.1%
Energy - 3.5%
Enterprise Products Operating LLC
6.500%, 01/31/2019	$ 955,000	1,195,943	0.5%
Kerr-McGee Corp.
6.950%, 07/01/2024	605,000	765,608	0.3%
OTHER SECURITIES		6,262,613	2.7%
		8,224,164
Financials - 15.8%
First Horizon National Corp.
5.375%, 12/15/2015	745,000	814,340	0.4%
JPMorgan Chase & Company
6.000%, 01/15/2018	915,000	1,095,036	0.5%
Qwest Corp.
6.750%, 12/01/2021	645,000	755,192	0.3%
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	945,000	1,109,750	0.5%
OTHER SECURITIES		33,256,745	14.2%
		37,031,063
Health Care - 0.9%		2,127,374	0.9%
Industrials - 3.4%
Continental Airlines 2012-2 Class B
Pass Thru Certificates
5.500%, 10/29/2020	2,000,000	2,090,000	0.9%
Penske Truck Leasing Company LP
3.750%, 05/11/2017 (S)	795,000	831,598	0.4%
OTHER SECURITIES		5,113,556	2.2%
		8,035,154
Information Technology - 0.5%		1,175,009	0.5%
Materials - 2.0%		4,626,210	2.0%
Telecommunication Services - 2.1%
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	970,000	1,093,525	0.5%
OTHER SECURITIES		3,862,479	1.6%
		4,956,004
Utilities - 1.8%
Entergy Texas, Inc.
7.125%, 02/01/2019	660,000	828,568	0.4%
OTHER SECURITIES		3,391,932	1.5%
		4,220,500
TOTAL CORPORATE BONDS (Cost $76,096,778)		$ 79,769,798

CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%		1,770,571	0.8%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,684,689)		$ 1,770,571

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.3%
Federal Home Loan Mortgage Corp.,
3.000%, 07/15/2039	1,465,758	1,515,115	0.7%
Federal Home Loan Mortgage Corp.,
3.000%, 11/15/2039	983,637	1,044,581	0.5%
Federal Home Loan Mortgage Corp.,
3.000%, 06/15/2040	701,906	731,600	0.3%
Federal Home Loan Mortgage Corp.,
3.000%, 03/15/2041	811,613	848,669	0.4%
Federal Home Loan Mortgage Corp.,
3.000%, 05/15/2041	1,293,665	1,360,296	0.6%

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
3.000%, 03/15/2042	$ 1,311,548	$ 1,383,831	0.6%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	1,256,197	1,287,897	0.6%
Federal Home Loan Mortgage Corp.,
3.500%, 06/15/2040	844,965	895,758	0.4%
Federal Home Loan Mortgage Corp.,
3.500%, 07/15/2041	929,678	987,979	0.4%
Federal Home Loan Mortgage Corp.,
3.500%, 08/15/2041	932,031	995,234	0.4%
Federal Home Loan Mortgage Corp.,
4.000%, 02/15/2041	2,606,032	2,742,890	1.2%
Federal National Mortgage
Association,
3.000%, 07/25/2041	1,050,981	1,124,943	0.5%
Federal National Mortgage
Association,
3.500%, 08/25/2041	972,136	1,048,605	0.5%
Federal National Mortgage
Association,
3.500%, 03/25/2042	839,062	899,623	0.4%
Federal National Mortgage
Association,
3.500%, 10/25/2042	771,230	827,890	0.4%
OTHER SECURITIES		8,843,751	3.8%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $26,676,746)	$ 26,538,662
Municipal Bonds 0.2%		397,609	0.2%
TOTAL MUNICIPAL BONDS (Cost $357,049)	$ 397,609

SHORT-TERM INVESTMENTS - 2.1%
U.S. Government - 2.1%
U.S. Treasury Bill
0.147%, 05/02/2013 *	5,000,000	4,998,500	2.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,997,561)	$ 4,998,500
Total Investments (Bond PS Series)
(Cost $221,863,470) - 96.5%	$ 225,742,951		96.5%
Other Assets And Liabilities, Net - 3.5%		8,203,173	3.5%
TOTAL NET ASSETS - 100.0%		$ 233,946,124	100.0%

Core Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 48.7%
U.S. Treasury Notes - 17.2%
0.250%, 01/31/2014
to 12/15/2015	$ 110,217,000	110,082,085	6.3%
0.375%, 04/15/2015
to 11/15/2015	73,959,000	74,064,903	4.2%
0.625%, 11/30/2017	20,789,000	20,711,041	1.2%
0.750%, 12/31/2017	20,569,000	20,594,711	1.2%
1.000%, 03/31/2017
to 11/30/2019	26,966,000	27,169,316	1.6%
1.625%, 11/15/2022	9,574,000	9,457,312	0.5%

Core Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.750%, 03/31/2014	$ 11,528,000	$ 11,746,848	0.7%
3.000%, 09/30/2016	18,312,000	20,011,573	1.1%
OTHER SECURITIES		7,182,302	0.4%
		301,020,091
U.S. Treasury Bonds - 2.6%
2.750%, 08/15/2042
to 11/15/2042	6,095,000	5,860,151	0.3%
3.000%, 05/15/2042	5,961,000	6,050,415	0.3%
3.125%, 11/15/2041
to 02/15/2042	11,402,000	11,881,464	0.7%
4.375%, 05/15/2041	5,048,000	6,555,303	0.4%
4.500%, 05/15/2038	11,954,000	15,738,182	0.9%
		46,085,515
Federal Home Loan Mortgage Corp. - 8.8%
2.500%, TBA	36,300,000	37,780,571	2.2%
3.000%, TBA	8,200,000	8,538,162	0.5%
3.500%, 08/01/2032
to 12/01/2032	6,267,145	6,793,884	0.4%
4.000%, 04/01/2042
to 01/25/2043	48,716,151	54,026,245	3.1%
5.000%, 08/01/2039
to 04/01/2042	26,757,757	29,934,054	1.7%
OTHER SECURITIES		16,615,996	1.0%
		153,688,912
Federal National Mortgage Association - 19.6%
2.500%, TBA	67,200,000	70,110,094	4.0%
3.000%, TBA	38,800,000	40,479,722	2.3%
3.500%, 04/01/2032
to 12/01/2042	24,629,717	26,610,505	1.5%
4.000%, 07/01/2042
to 11/01/2042	77,342,086	85,846,691	4.9%
5.000%, 04/01/2040
to 09/01/2041	50,579,772	56,183,594	3.2%
6.000%, 03/01/2034
to 10/01/2038	46,678,613	51,761,981	3.0%
OTHER SECURITIES		12,047,709	0.7%
		343,040,296
Government National Mortgage Association - 0.5%
6.000%, 01/15/2040	7,020,856	7,864,181	0.5%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $846,893,642)	$ 851,698,995

FOREIGN GOVERNMENT
OBLIGATIONS - 1.3%
Canada - 0.3%		5,247,181	0.3%
Chile - 0.1%		1,338,063	0.1%
Mexico - 0.1%		2,602,210	0.1%
Slovakia - 0.3%		5,413,920	0.3%
Slovenia - 0.2%		2,609,250	0.2%
Sweden - 0.1%		1,826,373	0.1%
Tunisia - 0.2%		3,092,460	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $21,283,881)	$ 22,129,457

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 26.8%
Consumer Discretionary - 2.6%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	$ 5,407,000	$ 6,290,590	0.4%
OTHER SECURITIES		39,427,968	2.2%
		45,718,558
Consumer Staples - 1.9%
Anheuser-Busch InBev
Worldwide, Inc.
0.800%, 07/15/2015	5,865,000	5,879,897	0.3%
OTHER SECURITIES		27,024,568	1.6%
		32,904,465
Energy - 3.4%		59,661,774	3.4%
Financials - 11.2%
Bank of America Corp.
1.500%, 10/09/2015	6,910,000	6,944,764	0.4%
Metropolitan Life Global Funding I
0.659%, 03/19/2014 (P)(S)	9,250,000	9,258,843	0.5%
Murray Street Investment Trust I
4.647%, 03/09/2017	6,615,000	7,152,905	0.4%
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	7,749,000	7,929,784	0.5%
OTHER SECURITIES		164,360,308	9.4%
		195,646,604
Health Care - 2.3%		39,768,204	2.3%
Industrials - 0.8%		14,461,976	0.8%
Information Technology - 0.5%		9,053,866	0.5%
Materials - 0.7%		11,677,649	0.7%
Telecommunication Services - 1.6%		28,662,447	1.6%
Utilities - 1.8%		31,265,000	1.8%
TOTAL CORPORATE BONDS (Cost $453,633,208)		$ 468,820,543
Municipal Bonds 1.2%		21,255,139	1.2%
TOTAL MUNICIPAL BONDS (Cost $17,284,863)		$ 21,255,139

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.3%
Credit Suisse Mortgage Capital
Certificates,
5.311%, 12/15/2039	8,922,000	10,128,370	0.6%
Federal National Mortgage
Association
3.000%, 12/25/2042	18,588,660	19,434,574	1.1%
Federal National Mortgage
Association,
4.000%, 06/25/2041	10,025,917	10,568,249	0.6%
Federal National Mortgage
Association,
4.332%, 03/25/2020 (P)	10,746,000	12,368,157	0.7%
Greenwich Capital Commercial
Funding Corp.,
5.224%, 04/10/2037 (P)	5,393,000	5,958,494	0.3%
OTHER SECURITIES		155,842,018	9.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $208,543,922)		$ 214,299,862

ASSET BACKED SECURITIES - 14.1%
Ally Auto Receivables Trust,
0.480%, 05/15/2015	5,777,000	5,777,838	0.3%
Ally Auto Receivables Trust,
2.230%, 03/15/2016	5,694,000	5,821,961	0.3%

Core Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
American Express Credit Account
Master Trust,
0.449%, 05/15/2020 (P)	$ 6,825,000	$ 6,838,138	0.4%
Chase Issuance Trust,
0.299%, 05/15/2015 (P)	12,011,000	12,013,702	0.7%
Chase Issuance Trust,
0.339%, 08/15/2017 (P)	24,409,000	24,428,430	1.4%
Discover Card Master Trust,
0.559%, 08/15/2016 (P)	8,575,000	8,598,032	0.5%
Ford Credit Floorplan Master
Owner Trust,
0.559%, 09/15/2016 (P)	6,884,000	6,886,368	0.4%
Nelnet Student Loan Trust,
0.395%, 10/26/2026 (P)	9,930,428	9,920,398	0.6%
Nelnet Student Loan Trust,
0.402%, 11/23/2022 (P)	7,646,226	7,625,703	0.4%
Nelnet Student Loan Trust,
0.410%, 03/23/2037 (P)	8,428,000	7,896,336	0.5%
Nelnet Student Loan Trust,
0.660%, 03/25/2026 (P)(S)	10,347,000	10,073,850	0.6%
SLM Student Loan Trust,
0.375%, 01/25/2022 (P)	6,643,000	6,640,496	0.4%
SLM Student Loan Trust,
1.609%, 12/15/2023 (P)(S)	5,782,240	5,838,403	0.3%
OTHER SECURITIES		128,881,499	7.3%
TOTAL ASSET BACKED
SECURITIES (Cost $246,150,561)		$ 247,241,154

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	1,966,315	19,677,702	1.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $19,676,900)		$ 19,677,702

SHORT-TERM INVESTMENTS - 4.1%
Money Market Funds - 4.1%
State Street Institutional Liquid
Reserves Fund, 0.1749% (Y)	71,208,281	71,208,281	4.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $71,208,281)	$ 71,208,281
Total Investments (Core Bond Trust)
(Cost $1,884,675,258) - 109.6%		$ 1,916,331,133	109.6%
Other Assets And Liabilities, Net - (9.6%)		(168,357,474)	(9.6)%
TOTAL NET ASSETS - 100.0%		$ 1,747,973,659	100.0%

Global Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 19.7%
U.S. Treasury Bonds - 7.0%
3.125%, 11/15/2041	$ 11,200,000	$ 11,679,494	1.2%
5.500%, 08/15/2028 (D)	34,700,000	48,948,688	5.1%
OTHER SECURITIES		6,472,875	0.7%
		67,101,057

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)

Treasury Inflation Protected Securities - 1.1%
2.500%, 01/15/2029	$ 4,525,122		$ 6,441,231	0.7%
OTHER SECURITIES			4,143,238	0.4%
			10,584,469
Federal Home Loan Mortgage Corp. - 1.8%
4.000%, TBA		7,000,000	7,470,859	0.8%
4.000%, 03/01/2039
to 01/01/2042		8,587,171	9,158,997	1.0%
OTHER SECURITIES			235,030	0.1%
			16,864,886
Federal National Mortgage Association - 8.7%
3.000%, TBA		21,000,000	21,999,596	2.3%
4.000%, TBA		10,000,000	10,716,406	1.1%
4.500%, TBA		30,000,000	32,409,375	3.4%
4.500%, 03/01/2028
to 09/01/2041		12,904,276	13,968,769	1.5%
OTHER SECURITIES			5,160,750	0.5%
			84,254,896
Government National Mortgage Association - 0.0%			163,984	0.0%
U.S. Government - 1.1%
1.750%, 01/15/2028		6,956,271	8,994,243	0.9%
OTHER SECURITIES			1,739,449	0.2%
			10,733,692
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $189,896,603)		$ 189,702,984

FOREIGN GOVERNMENT
OBLIGATIONS - 34.0%
Australia - 0.0%			135,120	0.0%
Canada - 1.0%			9,393,376	1.0%
Germany - 0.2%			2,462,807	0.2%
Italy - 3.2%
Republic of Italy
2.000%, 06/01/2013	EUR	4,600,000	6,089,989	0.6%
Republic of Italy
4.250%, 08/01/2013
to 09/01/2019		6,800,000	9,131,454	1.0%
OTHER SECURITIES			15,235,040	1.6%
			30,456,483
Mexico - 3.6%
Government of Mexico
1.290%, 06/08/2015	MXN	1,100,000,000	12,733,667	1.3%
Government of Mexico
6.250%, 06/16/2016		105,500,000	8,488,872	0.9%
Government of Mexico
10.000%, 12/05/2024		83,500,000	9,039,050	0.9%
OTHER SECURITIES			4,449,268	0.5%
			34,710,857
Netherlands - 4.6%
Kingdom of Netherlands
2.250%, 07/15/2022	EUR	9,100,000	12,814,633	1.3%
Kingdom of Netherlands
3.250%, 07/15/2021		4,500,000	6,861,163	0.7%
Kingdom of Netherlands
3.500%, 07/15/2020		4,400,000	6,800,700	0.7%
Kingdom of Netherlands
4.500%, 07/15/2017		8,100,000	12,635,163	1.3%

Global Bond Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Netherlands (continued)
OTHER SECURITIES		$ 5,141,120		0.5%
			44,252,779
New Zealand - 3.9%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	23,600,000	21,532,717	2.2%
Dominion of New Zealand
6.000%, 12/15/2017
to 05/15/2021		11,700,000	11,469,726	1.2%
OTHER SECURITIES			4,245,627	0.5%
			37,248,070
Norway - 0.7%			6,711,106	0.7%
South Korea - 0.2%			2,419,866	0.2%
Spain - 6.9%
Autonomous Community of
Madrid
4.200%, 09/24/2014	EUR	5,600,000	7,139,097	0.7%
Kingdom of Spain
1.934%, 03/25/2014 (P)		11,000,000	14,059,700	1.5%
Kingdom of Spain
3.800%, 01/31/2017		4,800,000	6,305,099	0.7%
Kingdom of Spain
4.250%, 10/31/2016		7,300,000	9,774,394	1.0%
Kingdom of Spain
5.500%, 07/30/2017
to 04/30/2021		8,700,000	12,141,103	1.3%
OTHER SECURITIES			17,144,430	1.8%
			66,563,823
United Kingdom - 9.7%
Government of United Kingdom
4.250%, 12/07/2027
to 12/07/2040	GBP	7,900,000	15,854,554	1.6%
Government of United Kingdom
4.750%, 12/07/2030
to 12/07/2038		11,500,000	24,536,140	2.6%
Government of United
Kingdom, Inflation Linked
Bond
0.125%, 03/22/2024		9,015,077	15,936,629	1.7%
Government of United
Kingdom, Inflation Linked
Bond
1.875%, 11/22/2022		15,283,200	31,924,277	3.3%
OTHER SECURITIES			5,021,890	0.6%
			93,273,490
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $314,109,832)		$ 327,627,777

CORPORATE BONDS - 32.9%
Australia - 2.9%
Australia & New Zealand
Banking Group, Ltd.
1.000%, 10/06/2015 (S)	$ 9,800,000		9,861,916	1.0%
Commonwealth Bank of
Australia
0.763%, 07/12/2013 (P) (S)		7,900,000	7,917,380	0.8%
Commonwealth Bank of
Australia
0.810%, 06/25/2014 (P) (S)		9,800,000	9,871,658	1.0%

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Australia (continued)
OTHER SECURITIES		$ 416,412		0.0%
			28,067,366
Belgium - 1.0%			9,932,020	1.0%
Denmark - 0.0%			243,837	0.0%
France - 7.5%
BNP Paribas Home Loan
Covered Bonds SA
2.200%, 11/02/2015 (S)	$ 5,800,000		5,975,827	0.6%
Dexia Credit Local SA
1.084%, 09/18/2013 (P)	EUR	11,000,000	14,509,179	1.5%
Dexia Credit Local SA
1.700%, 09/06/2013	$ 7,400,000		7,408,695	0.8%
Dexia Credit Local SA
2.750%, 01/10/2014
to 04/29/2014 (S)		16,000,000	16,153,095	1.7%
OTHER SECURITIES			28,135,121	2.9%
			72,181,917
Germany - 5.9%
FMS Wertmanagement
2.375%, 12/15/2014	EUR	11,900,000	16,365,728	1.7%
Kreditanstalt fuer Wiederaufbau
0.625%, 05/29/2015		7,900,000	10,555,621	1.1%
Kreditanstalt fuer Wiederaufbau
6.250%, 05/19/2021	AUD	10,900,000	12,961,537	1.3%
OTHER SECURITIES			17,087,265	1.8%
			56,970,151
Ireland - 0.8%			7,864,427	0.8%
Italy - 0.5%			4,594,857	0.5%
Jersey, C.I. - 0.3%			2,761,565	0.3%
Luxembourg - 0.7%			6,595,351	0.7%
Netherlands - 2.3%
Fortis Bank Nederland
Holding NV
3.375%, 05/19/2014	EUR	5,900,000	8,127,082	0.8%
OTHER SECURITIES			14,281,805	1.5%
			22,408,887
Norway - 0.5%			5,118,910	0.5%
Sweden - 0.3%			2,495,016	0.3%
Switzerland - 0.5%			4,546,130	0.5%
Tunisia - 0.3%			3,286,972	0.3%
United Kingdom - 2.6%
LBG Capital No.2 PLC
7.625%, 12/09/2019	GBP	3,138,000	5,326,912	0.6%
OTHER SECURITIES			19,176,704	2.1%
			24,503,616
United States - 6.8%
American International
Group, Inc. (8.000% to
05/22/2018, then 3 month
EURIBOR + 4.450%)
05/22/2038 (S) (P)	EUR	5,600,000	8,511,637	0.9%
Spectra Energy Capital LLC
6.200%, 04/15/2018	$ 5,000,000		6,085,845	0.6%
WM Covered Bond Program
4.375%, 05/19/2014	EUR	5,200,000	7,204,083	0.8%

Global Bond Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
United States (continued)
OTHER SECURITIES			$ 43,656,714	4.5%
			65,458,279
TOTAL CORPORATE BONDS (Cost $307,526,994)			$ 317,029,301
MUNICIPAL BONDS - 1.3%
California - 0.2%			1,411,903	0.2%
Iowa - 0.0%			382,400	0.0%
New York - 0.3%			3,150,630	0.3%
Ohio - 0.8%
American Municipal
Power, Inc. (Ohio)	$ 4,100,000		5,989,362	0.6%
OTHER SECURITIES			2,148,384	0.2%
			8,137,746
TOTAL MUNICIPAL BONDS (Cost $9,985,612)			$ 13,082,679
CAPITAL PREFERRED SECURITIES - 0.0%
United States - 0.0%			232,500	0.0%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $120,074)			$ 232,500
COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.1%
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.169%, 12/15/2049 (P)	GBP	7,857,463	11,722,853	1.2%
NCUA Guaranteed Notes Trust,
Series 2010-R2, Class 1A
0.583%, 11/06/2017 (P)	$ 9,189,607		9,209,732	1.0%
OTHER SECURITIES			115,055,736	11.9%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $137,691,482)			$ 135,988,321
Asset Backed Securities 3.0%			28,578,417	3.0%
TOTAL ASSET BACKED
SECURITIES (Cost $28,196,064)			$ 28,578,417
TERM LOANS - 0.3%
United States - 0.3%			3,477,033	0.3%
TOTAL TERM LOANS (Cost $3,486,330)			$ 3,477,033
PREFERRED SECURITIES - 0.2%
United States - 0.2%			2,275,295	0.2%
TOTAL PREFERRED SECURITIES (Cost $2,611,850)			$ 2,275,295
OPTIONS PURCHASED - 0.1%
Put Options - 0.1%			823,906	0.1%
TOTAL OPTIONS PURCHASED (Cost $862,500)			$ 823,906
ESCROW SHARES - 0.3%
Diversified Banks - 0.3%			2,515,250	0.3%
TOTAL ESCROW SHARES (Cost $2,148,476)			$ 2,515,250
SHORT-TERM INVESTMENTS - 3.8%
U.S. Government - 1.3%
U.S. Treasury Bill
0.120%, 08/22/2013 * (D)	$ 6,553,000		$ 6,545,717	0.7%

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Government (continued)
OTHER SECURITIES			$ 5,551,078	0.6%
			12,096,795
Commercial Paper - 0.3%			2,983,317	0.3%
Repurchase Agreement - 2.2%
Repurchase Agreement with
Goldman Sachs dated
12/31/2012 at 0.280% to be
repurchased at $21,000,327
on 01/02/2013, collateralized
by $19,958,434, Federal
National Mortgage
Association, 5.000% due
04/01/2038 (valued at
$21,619,936,
including interest)	$ 21,000,000		21,000,000	2.2%
OTHER SECURITIES			599,000	0.0%
			21,599,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $34,023,611)			$ 36,679,112
Total Investments (Global Bond Trust)
(Cost $1,030,659,428) - 109.7%			$ 1,058,012,575	109.7%
Other Assets And Liabilities, Net - (9.7%)			(93,989,917)	(9.7)%
TOTAL NET ASSETS - 100.0%			$ 964,022,658	100.0%

SALE COMMITMENTS OUTSTANDING - (0.3)%
Federal National Mortgage Association (0.3)%			(3,197,813)	(0.3)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(3,194,297))			$ (3,197,813)

High Yield Trust
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 1.9%
Argentina - 0.1%			$ 142,537	0.1%
Brazil - 0.6%
Federative Republic of Brazil
10.000%, 01/01/2014
to 01/01/2021	BRL	2,904,000	1,483,006	0.6%
			1,483,006
Indonesia - 0.3%			692,687	0.3%
Mexico - 0.3%			908,993	0.3%
Venezuela - 0.6%
Republic of Venezuela
5.750%, 02/26/2016	$ 1,621,000		1,544,003	0.6%
OTHER SECURITIES			105,963	0.0%
			1,649,966
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,945,615)			$ 4,877,189

High Yield Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 85.0%
Consumer Discretionary - 16.3%
Bankrate, Inc.
11.750%, 07/15/2015	$ 1,233,000	$ 1,360,910	0.5%
Continental Rubber
of America Corp.
4.500%, 09/15/2019 (S)	1,300,000	1,330,412	0.5%
Dufry Finance SCA
5.500%, 10/15/2020 (S)	1,230,000	1,273,050	0.5%
Mohegan Tribal Gaming
Authority
10.500%, 12/15/2016 (S)	1,490,000	1,460,200	0.6%
Monitronics International, Inc.
9.125%, 04/01/2020	1,350,000	1,390,500	0.5%
NCL Corp., Ltd.
9.500%, 11/15/2018	2,000,000	2,220,000	0.9%
Univision Communications, Inc.
6.875%, 05/15/2019 (S)	1,360,000	1,414,400	0.6%
OTHER SECURITIES		31,453,762	12.2%
		41,903,234
Consumer Staples - 4.2%
Alliance One International, Inc.
10.000%, 07/15/2016	1,230,000	1,294,575	0.5%
Hypermarcas SA
6.500%, 04/20/2021 (S)	1,350,000	1,461,375	0.6%
Reynolds Group Issuer, Inc.
9.875%, 08/15/2019	1,710,000	1,829,700	0.7%
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	2,190,000	2,233,800	0.9%
OTHER SECURITIES		3,936,994	1.6%
		10,756,444
Energy - 20.2%
Energy Future Intermediate
Holding Company LLC
6.875%, 08/15/2017 (S)	1,160,000	1,235,400	0.5%
Energy Future Intermediate
Holding Company LLC
11.750%, 03/01/2022 (S)	1,420,000	1,576,200	0.6%
Enterprise Products
Operating LLC (7.034% to
01/15/2018, then higher of
7.034% or 3 month
LIBOR + 2.680%)
01/15/2068	1,165,000	1,333,925	0.5%
Hercules Offshore, Inc.
10.500%, 10/15/2017 (S)	2,065,000	2,225,038	0.9%
Quicksilver Resources, Inc.
11.750%, 01/01/2016	2,100,000	2,073,750	0.8%
Samson Investment Company
9.750%, 02/15/2020 (S)	1,600,000	1,692,000	0.7%
OTHER SECURITIES		41,700,854	16.3%
		51,837,167
Financials - 6.3%
International Lease
Finance Corp.
8.250%, 12/15/2020	1,260,000	1,502,550	0.6%
Rabobank Nederland NV
(11.000% to 06/30/2019, then
3 month LIBOR + 10.868%)
06/30/2019 (Q)(S)	1,070,000	1,447,175	0.6%
Taylor
Morrison Communities, Inc.
7.750%, 04/15/2020 (S)	1,390,000	1,473,400	0.6%

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Financials (continued)
OTHER SECURITIES		$ 11,639,330		4.6%
			16,062,455
Health Care - 3.9%
CRC Health Corp.
10.750%, 02/01/2016	$ 1,780,000		1,735,500	0.7%
OTHER SECURITIES			8,265,400	3.2%
			10,000,900
Industrials - 12.2%
Ardagh Packaging Finance PLC
9.125%, 10/15/2020 (S)		1,190,000	1,296,000	0.5%
Beverage Packaging Holdings
Luxembourg II SA
9.500%, 06/15/2017 (S)	EUR	1,180,000	1,619,844	0.6%
Dematic SA
8.750%, 05/01/2016 (S)	$ 1,330,000		1,421,438	0.6%
Florida East Coast
Holdings Corp., PIK
10.500%, 08/01/2017		1,442,519	1,428,094	0.6%
Kratos Defense & Security
Solutions, Inc.
10.000%, 06/01/2017		1,360,000	1,492,600	0.6%
syncreon Global Ireland, Ltd.
9.500%, 05/01/2018 (S)		1,510,000	1,570,400	0.6%
Wyle Services Corp.
10.500%, 04/01/2018 (S)		1,585,000	1,695,950	0.7%
OTHER SECURITIES			20,795,088	8.1%
			31,319,414
Information Technology - 1.7%			4,300,791	1.7%
Materials - 8.5%
Appleton Papers, Inc.
11.250%, 12/15/2015		1,375,000	1,485,000	0.6%
Evraz Group SA
6.750%, 04/27/2018 (S)		1,200,000	1,236,000	0.5%
LyondellBasell Industries NV
6.000%, 11/15/2021		1,280,000	1,500,800	0.6%
OTHER SECURITIES			17,482,309	6.9%
			21,704,109
Telecommunication Services - 7.8%
Intelsat Jackson Holdings SA
7.250%, 10/15/2020 (S)		1,740,000	1,887,900	0.7%
Sprint Capital Corp.
8.750%, 03/15/2032		1,955,000	2,389,988	0.9%
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)		1,820,000	2,247,700	0.9%
Vimpel Communications
8.250%, 05/23/2016		1,247,000	1,407,614	0.6%
Wind Acquisition Holdings
Finance SA, PIK
12.250%, 07/15/2017 (S)		2,712,868	2,767,125	1.1%
Windstream Corp.
7.500%, 06/01/2022
to 04/01/2023		1,230,000	1,299,375	0.5%
OTHER SECURITIES			8,041,528	3.1%
			20,041,230
Utilities - 3.9%
Foresight Energy LLC
9.625%, 08/15/2017 (S)		1,260,000	1,348,200	0.5%
Mirant Mid Atlantic LLC
10.060%, 12/30/2028		1,627,072	1,842,659	0.7%

High Yield Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Utilities (continued)
OTHER SECURITIES		$ 6,959,805	2.7%
		10,150,664
TOTAL CORPORATE BONDS (Cost $214,801,936)		$ 218,076,408
CAPITAL PREFERRED SECURITIES - 1.4%
Financials - 1.4%
Santander Finance Preferred SA
Unipersonal (10.500% until
09/29/2014, then 3 month
LIBOR + 7.673%)
09/29/2014 (Q)	$ 2,490,000	2,614,769	1.0%
OTHER SECURITIES		1,000,662	0.4%
		3,615,431
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $3,734,071)		$ 3,615,431
CONVERTIBLE BONDS - 0.2%
Consumer Discretionary - 0.0%		28,400	0.0%
Materials - 0.2%		384,965	0.2%
TOTAL CONVERTIBLE BONDS (Cost $395,493)		$ 413,365
TERM LOANS (M) - 2.6%
Consumer Discretionary - 0.8%
Stockbridge SBE Holdings LLC
13.000%, 05/02/2017	1,360,000	1,356,600	0.5%
OTHER SECURITIES		630,000	0.3%
		1,986,600
Consumer Staples - 0.1%		274,388	0.1%
Energy - 0.4%		964,447	0.4%
Health Care - 0.1%		309,389	0.1%
Industrials - 0.5%		1,322,439	0.5%
Information Technology - 0.2%		625,275	0.2%
Materials - 0.2%		510,000	0.2%
Telecommunication Services - 0.3%		722,455	0.3%
TOTAL TERM LOANS (Cost $6,560,045)		$ 6,714,993
COMMON STOCKS - 5.3%
Consumer Discretionary - 1.5%
Canadian Satellite
Radio Holdings, Inc.	389,667	2,428,808	1.0%
Charter
Communications, Inc.,
Class A (I)(L)	17,025	1,297,986	0.5%
OTHER SECURITIES		120,481	0.0%
		3,847,275
Financials - 2.8%
Citigroup, Inc.	32,113	1,270,374	0.5%
KCAD Holdings I, Ltd.	165,553,563	1,754,868	0.7%
Realogy Holdings Corp.	107,123	4,235,571	1.6%
		7,260,813
Industrials - 0.8%
DeepOcean Group Holdings AS	83,286	1,332,576	0.5%
OTHER SECURITIES		765,679	0.3%
		2,098,255

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials - 0.2%		$ 334,547	0.2%
Telecommunication Services - 0.0%		27,279	0.0%
TOTAL COMMON STOCKS (Cost $13,402,914)		$ 13,568,169
PREFERRED SECURITIES - 1.8%
Financials - 1.8%
GMAC Capital Trust I (8.125%
to 02/15/2016, then
3 month LIBOR + 5.785%)	133,112	3,547,435	1.4%
OTHER SECURITIES		1,183,999	0.4%
		4,731,434
TOTAL PREFERRED SECURITIES (Cost $4,378,080)		$ 4,731,434
ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%		94,823	0.0%
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$ 94,823
Warrants 0.3%		733,450	0.3%
TOTAL WARRANTS (Cost $20,934)		$ 733,450
Options Purchased 0.1%		310,191	0.1%
TOTAL OPTIONS PURCHASED (Cost $202,904)		$ 310,191
SECURITIES LENDING COLLATERAL - 1.9%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	491,354	4,917,178	1.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,916,975)		$ 4,917,178
Total Investments (High Yield Trust)
(Cost $253,799,798) - 100.5%		$ 258,052,631	100.5%
Other Assets And Liabilities, Net - (0.5%)		(1,402,190)	(0.5)%
TOTAL NET ASSETS - 100.0%		$ 256,650,441	100.0%

Income Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 37.5%
Consumer Discretionary - 6.1%
Chrysler Group LLC
8.000%, 06/15/2019	$ 3,000,000	$ 3,270,000	0.8%
CSC Holdings LLC
6.750%, 11/15/2021 (S)	2,700,000	2,993,625	0.7%
OTHER SECURITIES		18,804,413	4.6%
		25,068,038
Consumer Staples - 2.7%		11,233,856	2.7%
Energy - 5.9%
SandRidge Energy, Inc.
8.000%, 06/01/2018 (S)	3,000,000	3,180,000	0.8%
OTHER SECURITIES		21,308,374	5.1%
		24,488,374

Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials - 3.5%
JPMorgan Chase & Company
(7.900% to 04/30/2018, then
3 month LIBOR + 3.470%)
04/30/2018 (Q)	$ 7,500,000	$ 8,497,575	2.1%
OTHER SECURITIES		6,213,140	1.5%
		14,710,715
Health Care - 4.5%
HCA, Inc.
6.500%, 02/15/2016
to 02/15/2020	3,500,000	3,855,000	0.9%
HCA, Inc.
8.000%, 10/01/2018	3,000,000	3,472,500	0.8%
Tenet Healthcare Corp.
9.250%, 02/01/2015	3,500,000	3,928,750	1.0%
Tenet Healthcare Corp.
10.000%, 05/01/2018	3,250,000	3,696,875	0.9%
OTHER SECURITIES		3,578,512	0.9%
		18,531,637
Industrials - 2.2%		8,960,000	2.2%
Information Technology - 5.2%
CDW LLC
8.500%, 04/01/2019	2,500,000	2,706,250	0.7%
First Data Corp.
11.250%, 03/31/2016	4,400,000	4,312,000	1.0%
First Data Corp.
12.625%, 01/15/2021	3,050,000	3,210,125	0.8%
OTHER SECURITIES		11,281,363	2.7%
		21,509,738
Materials - 3.0%
Cemex SAB de CV
9.000%, 01/11/2018 (S)	3,000,000	3,247,500	0.8%
OTHER SECURITIES		9,265,194	2.2%
		12,512,694
Telecommunication Services - 2.6%
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	3,000,000	3,705,000	0.9%
OTHER SECURITIES		7,143,500	1.7%
		10,848,500
Utilities - 1.8%		7,331,676	1.8%
TOTAL CORPORATE BONDS (Cost $146,414,398)		$ 155,195,228

CONVERTIBLE BONDS - 1.2%
Consumer Discretionary - 0.5%		2,166,772	0.5%
Financials - 0.1%		512,263	0.1%
Materials - 0.6%		2,445,244	0.6%
TOTAL CONVERTIBLE BONDS (Cost $4,562,502)		$ 5,124,279

TERM LOANS (M) - 4.3%
Consumer Discretionary - 0.7%
Clear Channel Communications, Inc.
3.862%, 01/29/2016	3,400,769	2,814,137	0.7%
OTHER SECURITIES		299,136	0.0%
		3,113,273
Industrials - 0.4%		1,731,650	0.4%
Information Technology - 0.9%		3,627,033	0.9%

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
TERM LOANS (M) (continued)
Utilities - 2.3%
Texas Competitive Electric Holdings
Company LLC
4.746%, 10/10/2017	$ 11,493,117	$ 7,696,286	1.9%
OTHER SECURITIES		1,657,704	0.4%
		9,353,990
TOTAL TERM LOANS (Cost $20,614,420)	$ 17,825,946
Collateralized Mortgage
Obligations 0.4%		1,826,964	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,693,828)	$ 1,826,964

COMMON STOCKS - 47.7%
Consumer Discretionary - 0.7%		2,770,356	0.7%
Consumer Staples - 1.1%		4,698,352	1.1%
Energy - 7.7%
BP PLC, ADR	80,000	3,331,200	0.8%
Canadian Oil Sands, Ltd.	190,000	3,852,719	0.9%
Chevron Corp.	32,230	3,485,352	0.8%
ConocoPhillips	50,000	2,899,500	0.7%
Royal Dutch Shell PLC, ADR	59,500	4,102,525	1.0%
OTHER SECURITIES		14,180,830	3.4%
		31,852,126
Financials - 5.9%
Bank of America Corp.	300,000	3,480,000	0.8%
JPMorgan Chase & Company	120,000	5,276,400	1.3%
Wells Fargo & Company	174,800	5,974,664	1.4%
OTHER SECURITIES		9,795,791	2.4%
		24,526,855
Health Care - 5.9%
Johnson & Johnson	80,000	5,608,000	1.4%
Merck & Company, Inc.	167,130	6,842,302	1.7%
Pfizer, Inc.	200,000	5,016,000	1.2%
Roche Holdings AG	23,430	4,773,275	1.2%
OTHER SECURITIES		2,369,000	0.5%
		24,608,577
Industrials - 2.3%
General Electric Company	254,770	5,347,622	1.3%
OTHER SECURITIES		4,020,318	1.0%
		9,367,940
Information Technology - 1.8%
Intel Corp.	190,000	3,919,700	1.0%
OTHER SECURITIES		3,382,770	0.9%
		7,302,470
Materials - 5.8%
BHP Billiton PLC	100,920	3,546,278	0.9%
E.I. du Pont de Nemours
& Company	69,450	3,123,167	0.8%
LyondellBasell
Industries NV, Class A	75,000	4,281,750	1.0%
The Dow Chemical Company	183,430	5,928,458	1.4%
OTHER SECURITIES		7,273,580	1.7%
		24,153,233
Telecommunication Services - 3.5%
AT&T, Inc.	140,000	4,719,400	1.1%
Vodafone Group PLC	1,600,000	4,023,786	1.0%
OTHER SECURITIES		5,691,471	1.4%
		14,434,657

Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities - 13.0%
American Electric
Power Company, Inc.	75,040	$ 3,202,707	0.8%
Dominion Resources, Inc.	60,070	3,111,626	0.8%
Duke Energy Corp.	137,082	8,745,832	2.1%
Entergy Corp.	50,000	3,187,500	0.8%
Exelon Corp.	115,000	3,420,100	0.8%
NextEra Energy, Inc.	53,345	3,690,941	0.9%
PG&E Corp.	112,400	4,516,232	1.1%
Public Service
Enterprise Group, Inc.	150,000	4,590,000	1.1%
Sempra Energy	49,950	3,543,453	0.9%
The Southern Company	72,030	3,083,604	0.7%
Xcel Energy, Inc.	110,000	2,938,100	0.7%
OTHER SECURITIES		10,015,200	2.4%
		54,045,295
TOTAL COMMON STOCKS (Cost $196,193,088)		$ 197,759,861

PREFERRED SECURITIES - 5.7%
Consumer Discretionary - 0.3%		1,041,468	0.3%
Energy - 1.1%
Sandridge Energy, Inc., 7.000%	26,500	2,719,563	0.7%
OTHER SECURITIES		1,690,972	0.4%
		4,410,535
Financials - 4.1%
Bank of America Corp.,
Series L, 7.250%	5,350	6,072,250	1.5%
Wells Fargo & Company,
Series L, 7.500%	4,600	5,635,000	1.4%
OTHER SECURITIES		5,290,876	1.3%
		16,998,126
Materials - 0.2%		934,250	0.2%
TOTAL PREFERRED
SECURITIES (Cost $27,164,870)		$ 23,384,379
Asset Backed Securities 0.2%		835,904	0.2%
TOTAL ASSET BACKED
SECURITIES (Cost $804,000)		$ 835,904

Warrants 0.1%		265,525	0.1%
TOTAL WARRANTS (Cost $1,072,118)		$ 265,525

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $326)		$ 0

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	1,118,615	11,194,428	2.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,194,038)		$ 11,194,428

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.4%
Repurchase Agreement - 2.4%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$9,855,005 on 01/02/2013,
collateralized by $9,925,000
U.S. Treasury Note, 1.000% due
01/15/2014 (valued
at $10,053,936)	$ 9,855,000	$ 9,855,000	2.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $9,855,000)		$ 9,855,000
Total Investments (Income Trust)
(Cost $419,568,588) - 102.2%		$ 423,267,514	102.2%
Other Assets And Liabilities, Net - (2.2%)		(9,055,384)	(2.2)%
TOTAL NET ASSETS - 100.0%		$ 414,212,130	100.0%

Investment Quality Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 31.5%
Federal Home Loan Mortgage Corp. - 0.2%		$ 945,429	0.2%
Federal National Mortgage Association - 0.1%		430,182	0.1%
Government National Mortgage Association - 1.1%
4.000%, 11/15/2040
to 02/15/2042	$ 3,031,605	3,331,574	0.9%
OTHER SECURITIES		907,760	0.2%
		4,239,334
U.S. Treasury Bonds - 7.9%
3.125%, 11/15/2041	4,500,000	4,692,654	1.2%
4.250%, 05/15/2039	2,475,000	3,146,730	0.8%
4.375%, 11/15/2039
to 05/15/2041	5,858,000	7,598,312	2.0%
4.625%, 02/15/2040	6,125,000	8,247,692	2.2%
4.750%, 02/15/2041	1,643,300	2,257,740	0.6%
6.250%, 08/15/2023 (F)	2,000,000	2,864,376	0.8%
OTHER SECURITIES		1,211,353	0.4%
		30,018,857
U.S. Treasury Notes - 10.5%
0.250%, 02/15/2015 (D)	12,100,000	12,093,381	3.2%
1.625%, 11/15/2022 (L)	1,450,000	1,432,327	0.4%
1.750%, 07/31/2015	10,300,000	10,675,785	2.8%
2.000%, 11/15/2021	4,975,000	5,158,065	1.4%
4.000%, 02/15/2015	4,775,000	5,149,541	1.4%
4.250%, 11/15/2014	5,370,000	5,768,347	1.5%
OTHER SECURITIES		736	0.0%
		40,278,182
Treasury Inflation Protected Securities - 11.7%
0.125%, 04/15/2016
to 04/15/2017	41,832,674	44,686,722	11.7%
		44,686,722
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $115,601,790)		$ 120,598,706

Investment Quality Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 1.4%
Brazil - 0.6%
Federative Republic of Brazil
Zero Coupon, 04/01/2013 (Z) BRL	4,950,000	$ 2,377,922	0.6%
Chile - 0.2%		845,625	0.2%
Mexico - 0.4%		1,415,708	0.4%
Qatar - 0.2%		842,000	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,430,143)	$ 5,481,255

CORPORATE BONDS - 47.1%
Consumer Discretionary - 6.7%
Time Warner, Inc.
7.700%, 05/01/2032	$ 1,298,000	1,810,879	0.5%
OTHER SECURITIES		23,621,055	6.2%
		25,431,934
Consumer Staples - 3.1%		11,686,551	3.1%
Energy - 3.8%
Petrobras International Finance
Company
5.375%, 01/27/2021	1,475,000	1,659,045	0.4%
OTHER SECURITIES		12,891,703	3.4%
		14,550,748
Financials - 20.7%
Bank of America Corp.
5.875%, 01/05/2021	1,500,000	1,794,275	0.5%
Bank One Michigan
8.250%, 11/01/2024	1,730,000	2,395,441	0.6%
BNP Paribas SA
2.375%, 09/14/2017	1,375,000	1,394,234	0.4%
Citigroup, Inc.
6.125%, 11/21/2017
to 08/25/2036	2,060,000	2,372,021	0.6%
Everest Reinsurance
Holdings, Inc., (6.600% to
05/15/2017, then 3 month
LIBOR + 2.385%)
05/15/2037	1,475,000	1,489,750	0.4%
General Electric Capital Corp.
4.650%, 10/17/2021	2,175,000	2,479,211	0.7%
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017	1,500,000	1,760,954	0.5%
Morgan Stanley
6.250%, 08/28/2017	1,120,000	1,281,478	0.3%
Morgan Stanley
6.625%, 04/01/2018	1,225,000	1,443,233	0.4%
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,269,665	0.3%
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,647,804	0.4%
The Goldman Sachs Group, Inc.
5.750%, 01/24/2022	1,700,000	2,007,700	0.5%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	1,700,000	1,922,008	0.5%
US Bancorp
7.500%, 06/01/2026	1,024,000	1,360,693	0.4%
Wells Fargo & Company
1.500%, 01/16/2018	1,545,000	1,546,936	0.4%
OTHER SECURITIES		53,028,580	13.9%
		79,193,983

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health Care - 3.6%
AbbVie, Inc.
1.750%, 11/06/2017 (S)	$ 1,765,000	$ 1,783,538	0.5%
AmerisourceBergen Corp.
5.875%, 09/15/2015	1,260,000	1,426,674	0.4%
Express Scripts Holding
Company
2.100%, 02/12/2015 (S)	1,575,000	1,604,282	0.4%
Pfizer, Inc.
6.200%, 03/15/2019	1,030,000	1,300,926	0.3%
OTHER SECURITIES		7,724,262	2.0%
		13,839,682
Industrials - 2.3%
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	1,200,000	1,371,038	0.4%
OTHER SECURITIES		7,551,619	1.9%
		8,922,657
Information Technology - 0.3%		1,255,045	0.3%
Materials - 1.0%		3,891,389	1.0%
Telecommunication Services - 2.5%
AT&T, Inc.
6.300%, 01/15/2038	1,375,000	1,758,378	0.5%
Verizon Wireless Capital LLC
5.550%, 02/01/2014	1,295,000	1,359,418	0.4%
OTHER SECURITIES		6,366,686	1.7%
		9,484,482
Utilities - 3.1%
Duke Energy Corp.
5.650%, 06/15/2013	1,300,000	1,329,705	0.4%
OTHER SECURITIES		10,443,425	2.8%
		11,773,130
TOTAL CORPORATE BONDS (Cost $162,191,114)		$ 180,029,601

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%		1,490,400	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,383,628)		$ 1,490,400

CONVERTIBLE BONDS - 0.0%
Telecommunication Services - 0.0%		47,688	0.0%
TOTAL CONVERTIBLE BONDS (Cost $46,415)		$ 47,688
Municipal Bonds - 4.0%
Louisiana Local Government
Environmental Facilities &
Communities Development
Authority 2.470%, 02/01/2019	1,475,000	1,491,771	0.4%
New Jersey State Turnpike
Authority 7.414%, 01/01/2040	865,000	1,267,372	0.3%
State of California
7.300%, 10/01/2039	925,000	1,281,800	0.3%
OTHER SECURITIES		11,122,001	2.9%
TOTAL MUNICIPAL BONDS (Cost $12,350,063)		$ 15,162,944

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.8%
Bear Stearns Commercial
Mortgage Securities,
5.201%, 12/11/2038	1,210,000	1,386,400	0.4%

Investment Quality Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Credit Suisse Mortgage Capital
Certificates,
5.467%, 09/15/2039	$ 1,125,670	$ 1,277,827	0.3%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.481%, 12/12/2044 (P)	1,500,000	1,685,750	0.4%
LB-UBS Commercial
Mortgage Trust,
5.430%, 02/15/2040	1,215,000	1,394,124	0.4%
OTHER SECURITIES		20,212,777	5.3%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $24,788,397)	$ 25,956,878

ASSET BACKED SECURITIES - 3.3%
Ally Master Owner Trust,
1.540%, 09/15/2016	1,335,000	1,352,611	0.4%
OTHER SECURITIES		11,268,297	3.0%
TOTAL ASSET BACKED
SECURITIES (Cost $12,505,880)	$ 12,620,908

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	132,259	1,323,571	0.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,323,531)	$ 1,323,571

SHORT-TERM INVESTMENTS - 4.3%
Repurchase Agreement - 4.3%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/31/2012 at 0.250% to be
repurchased at $6,600,092 on
01/02/2013, collateralized by
$6,173,119 Government
National Mortgage
Association, 3.500% due
11/20/2042 (valued at
$6,732,001, including interest)	$ 6,600,000	$ 6,600,000	1.7%
UBS Warburg Tri-Party
Repurchase Agreement dated
12/31/2012 at 0.250% to be
repurchased at $9,700,135 on
01/02/2013, collateralized by
$9,212,598 General National
Mortgage Association,
3.000% - 3.500% due
09/20/2042 - 11/15/2042
(valued at $9,894,001,
including interest)	9,700,000	9,700,000	2.6%
		16,300,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $16,300,000)	$ 16,300,000
Total Investments (Investment Quality Bond Trust)
(Cost $351,920,961) - 99.1%	$ 379,011,951		99.1%
Other Assets And Liabilities, Net - 0.9%		3,498,054	0.9%
TOTAL NET ASSETS - 100.0%		$ 382,510,005	100.0%

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Money Market Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER - 16.9%
Bank of New York Mellon Corp.
0.100%, 01/02/2013 (S)*	$ 75,000,000	$ 74,999,791	2.3%
Bank of Nova Scotia
0.120%, 01/03/2013 *	25,000,000	24,999,833	0.8%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.170%, 01/02/2013 *	75,000,000	74,999,645	2.3%
Deutsche Bank Financial LLC
0.140%, 01/03/2013 *	30,000,000	29,999,767	0.9%
IBM Corp.
0.050%, 01/02/2013 (S)*	50,000,000	49,999,930	1.5%
National Australia Funding
0.330%, 09/10/2013 (S)*	30,000,000	29,930,700	0.9%
Old Line Funding LLC
0.160%, 01/31/2013 (S)*	50,000,000	49,993,333	1.5%
Sigma-Aldrich Corp.
0.130%, 01/02/2013 (S)*	30,000,000	29,999,892	0.9%
Sigma-Aldrich Corp.
0.140%, 01/04/2013 (S)*	75,000,000	74,999,125	2.3%
OTHER SECURITIES		117,898,112	3.6%
TOTAL COMMERCIAL PAPER (Cost $557,820,131)		$557,820,128

CORPORATE INTEREST-BEARING
OBLIGATIONS - 32.4%
American Honda Finance Corp.
0.340%, 11/08/2013 (P)(S)*	25,000,000	25,000,000	0.8%
American Honda Finance Corp.
0.393%, 08/02/2013 (P)(S)*	75,000,000	75,000,000	2.3%
ANZ National International, Ltd.
0.393%, 04/12/2013 (P)(S)*	50,000,000	50,000,000	1.5%
Credit Suisse New York
5.000%, 05/15/2013 *	26,444,000	26,879,087	0.8%
Credit Suisse USA, Inc.
0.593%, 04/12/2013 (P)*	65,051,000	65,098,723	2.0%
Deutsche Bank AG
4.875%, 05/20/2013 *	122,005,000	124,045,071	3.8%
General Electric Capital Corp.
5.400%, 09/20/2013 *	22,556,000	23,373,426	0.7%
JPMorgan Chase & Company
4.750%, 05/01/2013 *	109,795,000	111,321,467	3.4%
National Australia Bank, Ltd.
0.430%, 04/10/2013 (P)*	50,000,000	50,000,000	1.5%
Toyota Motor Credit Corp.
0.395%, 07/25/2013 (P)*	60,000,000	60,000,000	1.8%
Toyota Motor Credit Corp.
0.410%, 06/13/2013 (P)*	85,000,000	85,000,000	2.6%
Wachovia Corp.
2.083%, 05/01/2013 (P)*	30,000,000	30,173,285	0.9%
Wachovia Corp.
5.500%, 05/01/2013 *	75,000,000	76,158,261	2.3%
Wells Fargo & Company
4.375%, 01/31/2013 *	50,000,000	50,154,167	1.5%
Westpac Banking Corp.
0.590%, 04/24/2013 (P)(S)*	50,000,000	50,000,000	1.5%
OTHER SECURITIES		166,645,104	5.1%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $1,068,848,588)	$ 1,068,848,591

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 17.6%
U.S. Government - 8.2%
U.S. Treasury Bill
0.076%, 03/28/2013 *	70,000,000	69,986,622	2.1%
U.S. Treasury Bill
0.080%, 05/23/2013 *	50,000,000	49,983,236	1.5%

Money Market Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bill
0.087%, 05/02/2013 *	$ 65,000,000	$ 64,980,338	2.0%
U.S. Treasury Bill
0.395%, 06/20/2013 *	50,000,000	49,976,389	1.5%
U.S. Treasury Note
3.583%, 08/15/2013 *	25,000,000	25,632,742	0.8%
OTHER SECURITIES		8,994,499	0.3%
U.S. Government Agency - 9.4%
Federal Agricultural Mortgage Corp.
0.005%, 01/02/2013 *	50,000,000	49,999,986	1.5%
Federal Home Loan Bank
0.003%, 01/02/2013 *	50,000,000	49,999,903	1.5%
0.020%, 01/11/2013 to
02/15/2013 *	156,024,000	156,021,225	4.7%
Federal Home Loan Bank
0.037%, 01/14/2013 *	50,000,000	49,999,278	1.5%
OTHER SECURITIES		5,899,931	0.1%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $581,474,149)	$ 581,474,149

CERTIFICATE OF DEPOSIT - 31.2%
Australia & New Zealand Banking
Group, Ltd.
0.310%, 05/16/2013 *	80,000,000	80,002,988	2.4%
Bank of Montreal
0.190%, 01/02/2013 *	90,000,000	90,000,000	2.7%
Bank of Montreal
0.200%, 01/07/2013 *	50,000,000	50,000,000	1.5%
Bank of Nova Scotia
0.330%, 10/09/2013 *	30,000,000	30,000,000	0.9%
Bank of Nova Scotia
0.500%, 04/18/2013 (P)*	60,000,000	60,000,000	1.8%
Bank of Nova Scotia
0.745%, 10/18/2013 (P)*	40,000,000	40,124,729	1.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.560%, 05/14/2013 (P)*	80,000,000	80,002,944	2.4%
Canadian Imperial Bank of
Commerce
0.170%, 12/31/2013 (P)*	103,000,000	103,000,000	3.1%
Canadian Imperial Bank of
Commerce
0.570%, 06/05/2013 (P)*	50,000,000	50,002,149	1.5%
National Bank of Canada
0.358%, 06/18/2013 *	50,000,000	50,000,000	1.5%
National Bank of Canada
0.410%, 09/13/2013 (P)*	50,000,000	50,000,000	1.5%
Royal Bank of Canada
0.403%, 10/07/2013 (P)*	100,000,000	100,000,000	3.0%
Toronto-Dominion Bank
0.180%, 01/07/2013 *	30,000,000	30,000,000	0.9%
Toronto-Dominion Bank
0.305%, 10/15/2013 *	25,000,000	25,000,000	0.8%
Toronto-Dominion Bank
0.330%, 09/10/2013 *	50,000,000	50,000,000	1.5%
Westpac Banking Corp.
0.590%, 04/24/2013 *	100,000,000	100,000,000	3.0%
OTHER SECURITIES		40,999,992	1.2%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $1,029,132,802)	$ 1,029,132,802

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
REPURCHASE AGREEMENT - 2.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$83,200,046 on 01/02/2013,
collateralized by $64,910,000
U.S. Treasury Bond 10.625% due
08/15/2015 (valued at
$84,869,825, including interest)	$ 83,200,000	$ 83,200,000	2.5%
TOTAL REPURCHASE
AGREEMENT (Cost $83,200,000)		$ 83,200,000
Total Investments (Money Market Trust)
(Cost $3,320,475,670) - 100.6%		$ 3,320,475,670	100.6%
Other Assets And Liabilities, Net - (0.6%)		(20,363,372)	(0.6)%
TOTAL NET ASSETS - 100.0%		$ 3,300,112,298	100.0%

Money Market Trust B
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER - 23.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.430%, 03/13/2013 *	$ 5,000,000	$ 4,995,760	0.9%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.170%, 01/02/2013 *	10,000,000	9,999,953	1.9%
CPPIB Capital, Inc.
0.130%, 01/02/2013 (S)*	6,000,000	5,999,978	1.1%
Deutsche Bank Financial LLC
0.150%, 01/02/2013 *	7,000,000	6,999,971	1.3%
National Australia Funding
0.330%, 09/10/2013 (S)*	5,000,000	4,988,450	0.9%
National Rural Utilities Cooperative
Finance Corp.
0.140%, 01/04/2013 *	11,450,000	11,449,866	2.1%
Old Line Funding LLC
0.160%, 01/31/2013 (S)*	25,000,000	24,996,667	4.6%
Sigma-Aldrich Corp.
0.120%, 01/03/2013 (S)*	25,000,000	24,999,833	4.6%
Thunder Bay Funding LLC
0.160%, 01/28/2013 (S)*	25,000,000	24,997,000	4.6%
OTHER SECURITIES		6,999,973	1.3%
TOTAL COMMERCIAL PAPER (Cost $126,427,451)		$126,427,451

CORPORATE INTEREST-BEARING
OBLIGATIONS - 31.9%
American Honda Finance Corp.
0.393%, 08/02/2013 (P)(S)*	10,000,000	10,000,000	1.9%
American Honda Finance Corp.
0.340%, 11/08/2013 (P)(S)*	5,000,000	5,000,000	0.9%
ANZ National International, Ltd.
0.393%, 04/12/2013 (P)(S)*	10,000,000	10,000,000	1.9%
Credit Suisse New York
5.000%, 05/15/2013 *	5,000,000	5,081,235	0.9%
Credit Suisse USA, Inc.
0.593%, 04/12/2013 (P)*	10,000,000	10,007,336	1.9%
Deutsche Bank AG
4.875%, 05/20/2013 *	14,485,000	14,726,935	2.7%
General Electric Capital Corp.
5.450%, 01/15/2013 *	5,000,000	5,009,423	0.9%
General Electric Capital Corp.
4.800%, 05/01/2013 *	5,000,000	5,068,310	0.9%

Money Market Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE INTEREST-BEARING
OBLIGATIONS (continued)
General Electric Capital Corp.
1.875%, 09/16/2013 *	$ 5,400,000	$ 5,456,861	1.0%
General Electric Company
5.000%, 02/01/2013 *	5,000,000	5,019,064	0.9%
JPMorgan Chase & Company
4.750%, 05/01/2013 *	17,000,000	17,235,299	3.2%
JPMorgan Chase & Company
0.280%, 05/28/2013 (P)*	5,000,000	5,000,000	0.9%
National Australia Bank, Ltd.
0.430%, 04/10/2013 (P)*	7,000,000	7,000,000	1.3%
Toyota Motor Credit Corp.
0.410%, 06/13/2013 (P)*	15,000,000	15,000,000	2.8%
Toyota Motor Credit Corp.
0.395%, 07/25/2013 (P)*	10,000,000	10,000,000	1.9%
Wachovia Corp.
5.500%, 05/01/2013 *	15,000,000	15,231,652	2.8%
Wells Fargo & Company
4.375%, 01/31/2013 *	5,000,000	5,015,417	0.9%
Westpac Banking Corp.
0.570%, 04/12/2013 (P)(S)*	5,000,000	5,000,000	0.9%
OTHER SECURITIES		17,671,976	3.3%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $172,523,508)		$ 172,523,508

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 14.9%
U.S. Government - 10.2%
U.S. Treasury Bill
0.121%, 06/13/2013 *	10,000,000	9,993,888	1.9%
U.S. Treasury Bill
0.094%, 06/20/2013 *	5,000,000	4,997,639	0.9%
U.S. Treasury Bill
0.087%, 05/02/2013 *	10,000,000	9,996,975	1.9%
U.S. Treasury Bill
0.076%, 04/04/2013 *	5,000,000	4,997,836	0.9%
U.S. Treasury Bill
0.055%, 03/28/2013 *	15,000,000	14,997,132	2.8%
U.S. Treasury Bill
0.024%, 01/31/2013 *	5,000,000	4,999,396	0.9%
U.S. Treasury Note
4.250%, 08/15/2013 *	5,000,000	5,126,548	1.0%
U.S. Government Agency - 4.7%
Federal Home Loan Bank
0.090%, 04/24/2013 *	5,650,000	5,648,404	1.0%
Federal Home Loan Bank
0.020%, 01/11/2013 *	20,000,000	19,999,722	3.7%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $80,757,540)		$ 80,757,540

CERTIFICATE OF DEPOSIT - 28.2%
Australia & New Zealand Banking
Group, Ltd.
0.310%, 05/16/2013 (P)*	10,000,000	10,000,374	1.9%
Bank of Montreal
0.190%, 01/02/2013 *	26,000,000	26,000,000	4.8%
Bank of Nova Scotia
0.745%, 10/18/2013 (P)*	6,500,000	6,520,269	1.2%
Bank of Nova Scotia
0.420%, 04/18/2013 (P)*	10,000,000	10,000,000	1.9%
Bank of Nova Scotia
0.330%, 10/09/2013 *	5,000,000	5,000,000	0.9%

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Money Market Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CERTIFICATE OF DEPOSIT (continued)
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.560%, 05/14/2013 (P)*	$ 10,000,000	$ 10,000,368	1.9%
Canadian Imperial Bank of
Commerce
0.570%, 06/05/2013 (P)*	10,000,000	10,000,430	1.9%
Canadian Imperial Bank of
Commerce
0.374%, 04/04/2013 (P)*	8,000,000	8,000,000	1.5%
Canadian Imperial Bank of
Commerce
0.170%, 12/31/2013 (P)*	7,000,000	7,000,000	1.3%
National Bank of Canada
0.410%, 09/13/2013 (P)*	8,000,000	8,000,000	1.5%
National Bank of Canada
0.358%, 06/18/2013 *	5,000,000	5,000,000	0.9%
Royal Bank of Canada
0.403%, 10/07/2013 (P)*	15,000,000	15,000,000	2.8%
Toronto-Dominion Bank
0.330%, 09/10/2013 *	5,000,000	5,000,000	0.9%
Westpac Banking Corp.
0.590%, 04/24/2013 *	15,000,000	15,000,000	2.8%
OTHER SECURITIES		12,190,847	2.3%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $152,712,288)	$ 152,712,288
Total Investments (Money Market Trust B)
(Cost $532,420,787) - 98.3%	$ 532,420,787		98.3%
Other Assets And Liabilities, Net - 1.7%		9,286,184	1.7%
TOTAL NET ASSETS - 100.0%		$ 541,706,971	100.0%

New Income Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 50.2%
U.S. Treasury Notes - 11.1%
0.125%, 09/30/2013	$ 13,155,000	$ 13,151,409	0.5%
0.625%, 11/30/2017	23,060,000	22,973,525	0.8%
0.875%, 02/28/2017	176,240,000	178,497,987	6.3%
1.250%, 03/15/2014	45,335,000	45,898,151	1.6%
2.125%, 08/15/2021	20,595,000	21,631,176	0.8%
2.250%, 05/31/2014	25,575,000	26,302,302	0.9%
OTHER SECURITIES		7,121,400	0.3%
		315,575,950
U.S. Treasury Bonds - 4.1%
4.625%, 02/15/2040	48,160,000	64,850,426	2.3%
5.375%, 02/15/2031	25,500,000	36,313,581	1.3%
6.750%, 08/15/2026	9,780,000	15,085,650	0.5%
		116,249,657
U.S. Treasury Strips - 0.0%		193,105	0.0%
Treasury Inflation Protected Securities - 2.1%
1.875%, 07/15/2013	41,648,280	42,318,567	1.5%
2.000%, 07/15/2014	17,524,130	18,490,691	0.6%
		60,809,258
Federal Home Loan Bank - 0.0%		547,520	0.0%
Federal Home Loan Mortgage Corp. - 4.7%
3.000%, 01/01/2043	16,340,000	17,084,589	0.6%

New Income Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.500%, 07/01/2042		$ 13,823,893	$ 14,698,686	0.5%
4.000%, 08/01/2040
to 02/01/2041		18,178,185	19,421,332	0.7%
4.500%, 11/01/2018
to 12/01/2040		38,499,899	41,363,821	1.5%
5.000%, 10/01/2018
to 08/01/2040		27,395,998	29,607,272	1.0%
OTHER SECURITIES			12,481,670	0.4%
			134,657,370
Federal National Mortgage Association - 24.0%
0.875%, 08/28/2017
to 10/26/2017		22,055,000	22,135,949	0.8%
2.500%, 12/01/2027		11,180,334	11,696,277	0.4%
3.000%, 06/01/2027
to 11/01/2042		59,618,619	62,661,823	2.2%
3.500%, 12/01/2026
to 11/01/2042		45,262,259	48,138,149	1.7%
4.000%, 06/01/2025
to 02/01/2042		140,441,202	150,410,374	5.3%
4.500%, 05/01/2019
to 12/01/2041		129,179,538	139,510,154	4.9%
5.000%, 03/01/2018
to 07/01/2041		75,303,782	81,946,274	2.9%
5.500%, 07/01/2013
to 04/01/2040		78,503,229	85,399,654	3.0%
6.000%, 09/01/2017
to 04/01/2040		58,152,064	63,877,257	2.2%
6.500%, 06/01/2013
to 06/01/2039		10,427,971	11,629,899	0.4%
OTHER SECURITIES			5,982,865	0.3%
			683,388,675
Government National Mortgage Association - 4.2%
2.500%, 05/20/2027
to 09/20/2027		11,451,509	12,038,118	0.4%
3.000%, 06/20/2027
to 08/20/2042		26,137,349	27,798,902	1.0%
3.500%, 09/20/2042		8,704,842	9,458,802	0.3%
4.500%, 01/15/2019
to 11/20/2040		14,880,714	16,355,998	0.6%
5.000%, 01/15/2019
to 03/20/2041		22,371,329	24,612,981	0.9%
5.500%, 02/15/2029
to 12/20/2039		13,022,088	14,484,985	0.5%
6.000%, 05/15/2013
to 07/20/2039		9,450,468	10,537,883	0.4%
OTHER SECURITIES			5,955,223	0.2%
			121,242,892
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,405,522,755)		$ 1,432,664,427

FOREIGN GOVERNMENT
OBLIGATIONS - 2.1%
Bermuda - 0.1%			2,575,650	0.1%
Brazil - 0.8%
Federative Republic of Brazil
6.000%, 05/15/2015
to 05/15/2017	BRL	8,316,000	10,237,333	0.4%
Federative Republic of Brazil
10.000%, 01/01/2014
to 01/01/2023		17,131,000	8,661,219	0.3%

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Brazil (continued)
OTHER SECURITIES			$ 4,152,500	0.1%
			23,051,052
Chile - 0.1%			2,052,050	0.1%
Germany - 0.1%			3,399,962	0.1%
Mexico - 0.5%
Government of Mexico
8.500%, 11/18/2038	MXN	123,020,000	12,026,682	0.4%
OTHER SECURITIES			2,866,678	0.1%
			14,893,360
Morocco - 0.1%			1,440,725	0.1%
Netherlands - 0.0%			369,688	0.0%
Poland - 0.1%			2,348,775	0.1%
Sweden - 0.1%			2,810,215	0.1%
Turkey - 0.2%			6,767,688	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $56,541,910)			$ 59,709,165
CORPORATE BONDS - 28.0%
Consumer Discretionary - 3.5%
Ford Motor Credit
Company LLC
5.750%, 02/01/2021	$ 9,680,000		11,134,575	0.4%
OTHER SECURITIES			89,717,637	3.1%
			100,852,212
Consumer Staples - 1.3%			36,451,201	1.3%
Energy - 5.2%			149,450,906	5.2%
Financials - 8.8%
Bank of America Corp.
5.650%, 05/01/2018		13,785,000	16,032,065	0.6%
Citigroup, Inc.
6.125%, 05/15/2018		8,220,000	9,847,256	0.4%
General Electric Capital Corp.
5.300%, 02/11/2021		9,575,000	11,104,051	0.4%
General Electric Capital Corp.
6.875%, 01/10/2039		6,270,000	8,500,195	0.3%
JPMorgan Chase & Company
4.500%, 01/24/2022		15,430,000	17,436,579	0.6%
OTHER SECURITIES			187,154,748	6.6%
			250,074,894
Health Care - 1.2%			33,660,741	1.2%
Industrials - 2.1%			59,276,783	2.1%
Information Technology - 0.6%			16,625,589	0.6%
Materials - 0.7%			19,007,574	0.7%
Telecommunication Services - 2.1%			61,172,295	2.1%
Utilities - 2.5%			70,903,505	2.5%
TOTAL CORPORATE BONDS (Cost $737,638,840)			$ 797,475,700
MUNICIPAL BONDS - 5.4%
Port Authority of New York &
New Jersey
4.458%, 10/01/2062		7,660,000	7,516,145	0.3%
OTHER SECURITIES			147,459,082	5.1%
TOTAL MUNICIPAL BONDS (Cost $145,275,997)			$ 154,975,227

New Income Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
TERM LOANS (M) - 2.0%
Consumer Discretionary - 0.8%		$ 22,254,525	0.8%
Consumer Staples - 0.3%		8,879,735	0.3%
Financials - 0.1%		4,163,249	0.1%
Health Care - 0.4%		10,697,369	0.4%
Information Technology - 0.1%		2,897,613	0.1%
Telecommunication Services - 0.3%		9,048,402	0.3%
TOTAL TERM LOANS (Cost $57,115,471)		$ 57,940,893

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.6%
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-C1, Class A4
5.716% 02/15/2051	$ 9,565,000	11,330,996	0.4%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-CB16, Class A4
5.552% 05/12/2045	8,727,000	10,023,815	0.4%
Morgan Stanley Capital I,
Series 2007-HQ11, Class A4
5.447% 02/12/2044 (P)	13,725,000	15,860,130	0.6%
Morgan Stanley Capital I Trust,
Series 2007-IQ13, Class A4
5.364% 03/15/2044	10,875,000	12,537,407	0.4%
Wachovia Bank Commercial
Mortgage Trust,
Series 2006-C28, Class A4
5.572% 10/15/2048	8,720,000	10,000,872	0.4%
OTHER SECURITIES		127,437,929	4.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $168,180,302)		$ 187,191,149

ASSET BACKED SECURITIES - 3.9%
Dominos Pizza Master
Issuer LLC,
5.216%, 01/25/2042 (S)	7,746,856	8,700,882	0.3%
OTHER SECURITIES		102,559,535	3.6%
TOTAL ASSET BACKED
SECURITIES (Cost $111,996,448)		$ 111,260,417

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%		5,082,437	0.2%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,475,000)		$ 5,082,437

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds - 1.6%
T. Rowe Price Reserve
Investment
Fund, 0.1218% (Y)	45,859,135	45,859,135	1.6%
Repurchase Agreement - 0.1%		$ 2,202,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $48,061,135)		$ 48,061,135
Total Investments (New Income Trust)
(Cost $2,734,807,858) - 100.1%		$ 2,854,360,550	100.1%
Other Assets And Liabilities, Net - (0.1%)		(1,467,709)	(0.1)%
TOTAL NET ASSETS - 100.0%		$ 2,852,892,841	100.0%

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Return Bond Trust
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 94.6%
Treasury Inflation Protected Securities - 90.4%
0.125%, 04/15/2016
to 04/15/2017 (D)	$ 8,788,152		9,314,616	6.9%
0.125%, 01/15/2022
to 07/15/2022		17,787,881	19,298,056	14.3%
0.500%, 04/15/2015		1,707,856	1,782,042	1.3%
0.625%, 07/15/2021		10,340,574	11,744,627	8.7%
0.750%, 02/15/2042		2,042,140	2,233,431	1.7%
1.250%, 04/15/2014
to 07/15/2020		5,670,191	6,418,690	4.8%
1.375%, 01/15/2020		534,855	633,720	0.5%
1.625%, 01/15/2015		1,938,320	2,059,011	1.5%
1.750%, 01/15/2028		4,405,160	5,695,735	4.2%
2.000%, 07/15/2014
to 01/15/2026		19,549,010	21,458,926	15.9%
2.125%, 01/15/2019		4,728,383	5,739,444	4.3%
2.375%, 01/15/2025
to 01/15/2027		13,662,418	18,437,583	13.7%
3.375%, 04/15/2032		6,888,993	11,335,087	8.4%
3.875%, 04/15/2029		2,947,224	4,876,503	3.6%
OTHER SECURITIES			890,991	0.7%
			121,918,462
Federal Home Loan Mortgage Corp. - 1.1%
2.000%, 03/14/2019		900,000	902,690	0.7%
2.500%, 10/02/2019		600,000	621,050	0.5%
			1,523,740
Federal National Mortgage Association - 3.1%
2.700%, 03/28/2022		4,100,000	4,119,627	3.1%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $123,600,720)		$ 127,561,829

FOREIGN GOVERNMENT
OBLIGATIONS - 7.7%
Australia - 1.0%
New South Wales
Treasury Corp.
2.750%, 11/20/2025	AUD	500,000	675,600	0.5%
OTHER SECURITIES			617,488	0.5%
			1,293,088
Canada - 1.0%
Government of Canada
1.500%, 12/01/2044	CAD	634,224	842,580	0.6%
OTHER SECURITIES			522,122	0.4%
			1,364,702
Italy - 2.6%
Republic of Italy
Zero Coupon, 09/13/2013 (Z) EUR		900,000	1,177,989	0.8%
Republic of Italy
2.100%, 09/15/2016
to 09/15/2021		1,837,316	2,406,163	1.8%
			3,584,152
Mexico - 1.1%
Government of Mexico
2.000%, 06/09/2022	MXN	18,767,302	1,523,320	1.1%
United Kingdom - 2.0%
Government of United Kingdom
1.875%, 11/22/2022	GBP	477,600	997,634	0.7%

Real Return Bond Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
United Kingdom (continued)
Government of United
Kingdom, Inflation Linked
Bond
0.125%, 03/22/2024	GBP	506,465	$ 895,316	0.7%
OTHER SECURITIES			792,184	0.6%
			2,685,134
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $10,096,719)			$ 10,450,396

CORPORATE BONDS - 16.0%
Energy - 0.1%			116,850	0.1%
Financials - 14.8%
Bank of Montreal
2.850%, 06/09/2015 (S)	$ 1,000,000		1,056,125	0.8%
Citigroup, Inc.
2.310%, 08/13/2013 (P)		1,900,000	1,918,246	1.4%
Commonwealth Bank of
Australia
0.810%, 06/25/2014 (P)(S)		5,300,000	5,338,754	4.0%
Dexia Credit Local SA
1.400%, 09/20/2013		1,400,000	1,400,000	1.0%
Dexia Credit Local SA
1.700%, 09/06/2013		700,000	700,823	0.5%
Everest Reinsurance
Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,055,542	0.8%
ING Bank Australia, Ltd.
3.790%, 06/24/2014 (P)	AUD	600,000	626,606	0.5%
NIBC Bank NV
2.800%, 12/02/2014 (S)	$ 1,600,000		1,661,209	1.2%
Nordea Bank AB
1.205%, 01/14/2014 (P)(S)		1,200,000	1,208,687	0.9%
The Goldman Sachs Group, Inc.
0.760%, 03/22/2016 (P)		2,100,000	2,038,391	1.5%
OTHER SECURITIES			2,971,701	2.2%
			19,976,084
Materials - 0.7%
Rexam PLC
6.750%, 06/01/2013 (S)		1,000,000	1,007,008	0.7%
Telecommunication Services - 0.4%			499,463	0.4%
TOTAL CORPORATE BONDS (Cost $20,563,081)			$ 21,599,405

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.8%
GS Mortgage
Securities Corp. II,
4.592%, 08/10/2043 (S)		600,000	700,301	0.5%
Holmes Master Issuer PLC,
1.560%, 10/15/2054 (P)(S)	EUR	700,000	933,994	0.7%
Vornado DP LLC,
4.004%, 09/13/2028 (S)	$ 600,000		676,979	0.5%
OTHER SECURITIES			6,801,889	5.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $9,061,196)			$ 9,113,163

ASSET BACKED SECURITIES - 3.4%
Venture VII CDO, Ltd.,
0.549%, 01/20/2022 (P)(S)		700,000	672,000	0.5%

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
OTHER SECURITIES		$ 3,978,203	2.9%
TOTAL ASSET BACKED
SECURITIES (Cost $4,561,430)		$ 4,650,203

OPTIONS PURCHASED - 0.0%
Put Options - 0.0%		12,892	0.0%
TOTAL OPTIONS PURCHASED (Cost $35,595)		$ 12,892

SHORT-TERM INVESTMENTS - 53.7%

U.S. GOVERNMENT - 0.9%
U.S. Treasury Bill
0.146%, 12/12/2013 *	$ 1,280,000	$ 1,278,219	0.9%
Commercial Paper* - 1.7%
Santander UK PLC
2.225%, 04/02/2013 *	700,000	696,107	0.5%
Standard Chartered Bank
0.959%, 10/01/2013 *	1,100,000	1,092,075	0.8%
OTHER SECURITIES		498,919	0.4%
		2,287,101
Repurchase Agreement - 51.1%
Repurchase Agreement with
Bank of America dated
12/31/2012 at 0.230% to be
repurchased at $4,100,052 on
01/02/2013, collateralized by
$4,192,000 U.S. Treasury
Notes, 0.125% due
12/31/2014 (valued at
$4,182,011,
including interest)	4,100,000	4,100,000	3.0%
Repurchase Agreement with
Barclays Capital dated
12/31/2012 at 0.230% to be
repurchased at $36,900,472
on 01/02/2013, collateralized
by $31,840,877 Treasury
Inflation Protected Securities,
1.125% due 01/15/2021
(valued at $37,614,848,
including interest)	36,900,000	36,900,000	27.4%
Repurchase Agreement with
BNP Paribas dated
12/31/2012 at 0.290% to be
repurchased at $4,100,066 on
01/02/2013, collateralized by
$3,892,404, Government
National Mortgage
Association, 3.500% due
09/20/2042 (valued at
$4,234,457,
including interest)	4,100,000	4,100,000	3.0%
Repurchase Agreement with
Credit Suisse dated
12/31/2012 at 0.230% to be
repurchased at $4,100,052 on
01/02/2013, collateralized by
$4,110,000 U.S. Treasury
Notes, 1.000% due
03/31/2017 (valued at
$4,193,597,
including interest)	4,100,000	4,100,000	3.0%

Real Return Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT (continued)
Repurchase Agreement (continued)
Repurchase Agreement with
JPMorgan Chase & Company
dated 12/31/2012 at 0.180%
to be repurchased at
$7,100,249 on 01/04/2013,
collateralized by $5,966,400
U.S. Treasury Bond, 3.875%
due 08/15/2040 (valued at
$7,354,500,
including interest)	$ 7,100,000	$ 7,100,000	5.3%
Repurchase Agreement with
JPMorgan Chase & Company
dated 12/31/2012 at 0.250%
to be repurchased at
$4,100,057 on 01/02/2013,
collateralized by $3,943,000
U.S. Treasury Note, 1.875%
due 08/31/2017 (valued at
$4,191,250,
including interest)	4,100,000	4,100,000	3.0%
Repurchase Agreement with
Morgan Stanley dated
12/31/2012 at 0.250% to be
repurchased at $4,100,057 on
01/02/2013, collateralized by
$3,645,200 U.S. Treasury
Bond, 3.500% due
02/15/2039 (valued at
$4,168,058,
including interest)	4,100,000	4,100,000	3.0%
Repurchase Agreement with
Toronto-Dominion Bank
dated 12/31/2012 at 0.230%
to be repurchased at
$4,100,052 on 01/02/2013,
collateralized by $4,140,000
U.S. Treasury Note, 0.875%
due 04/30/2017 (valued at
$4,198,178,
including interest)	4,100,000	4,100,000	3.0%
OTHER SECURITIES		296,000	0.3%
		68,896,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $72,461,320)		$ 72,461,320
Total Investments (Real Return Bond Trust)
(Cost $240,380,061) - 182.2%	$ 245,849,208		182.2%
Other Assets And Liabilities, Net - (82.2%)		(110,949,569)	(82.2)%
TOTAL NET ASSETS - 100.0%		$ 134,899,639	100.0%

Short Term Government Income Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 90.8%
U.S. Treasury Notes - 17.1%
0.500%, 07/31/2017	$ 16,285,000	$ 16,180,678	2.9%

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.625%, 08/31/2017
to 11/30/2017	$ 18,020,000	$ 17,974,388	3.2%
0.875%, 12/31/2016	5,560,000	5,634,715	1.0%
1.000%, 08/31/2016	5,840,000	5,949,956	1.1%
1.250%, 09/30/2015	8,010,000	8,209,625	1.5%
2.000%, 04/30/2016	5,275,000	5,548,229	1.0%
2.125%, 05/31/2015	22,370,000	23,339,941	4.2%
2.500%, 04/30/2015	11,425,000	12,006,967	2.2%
		94,844,499
Federal Agricultural Mortgage Corp. - 14.5%
2.000%, 07/27/2016	13,874,000	14,541,083	2.6%
2.125%, 09/15/2015	16,420,000	17,052,219	3.1%
2.375%, 07/22/2015	20,010,000	20,963,316	3.8%
3.250%, 08/11/2014	3,195,000	3,332,877	0.6%
5.125%, 04/19/2017 (S)	20,785,000	24,410,611	4.4%
		80,300,106
Federal Farm Credit Bank - 8.1%
0.900%, 12/26/2017	7,925,000	7,910,743	1.4%
0.970%, 09/05/2017	8,305,000	8,326,726	1.5%
1.100%, 06/20/2017	8,670,000	8,704,853	1.6%
1.240%, 11/13/2018	19,775,000	19,769,285	3.6%
		44,711,607
Federal Home Loan Bank - 9.2%
1.000%, 08/21/2017
to 10/16/2017	46,855,000	46,877,363	8.5%
2.125%, 06/10/2016	4,000,000	4,220,336	0.8%
		51,097,699
Federal Home Loan Mortgage Corp. - 5.6%
1.375%, 09/14/2017	7,865,000	7,883,837	1.4%
1.550%, 01/25/2018	15,790,000	15,802,743	2.9%
2.194%, 09/01/2042 (P)	2,318,319	2,410,084	0.4%
6.500%, 11/01/2037
to 09/01/2039	2,248,903	2,488,719	0.5%
OTHER SECURITIES		2,319,868	0.4%
		30,905,251
Federal National Mortgage Association - 20.0%
0.625%, 11/14/2016	5,220,000	5,212,358	0.9%
0.650%, 04/30/2015	17,015,000	17,038,481	3.1%
0.700%, 03/26/2015	8,265,000	8,276,397	1.5%
1.000%, 12/12/2017
to 12/28/2017	8,630,000	8,628,357	1.6%
2.325%, 09/01/2041 (P)	8,047,699	8,395,597	1.5%
2.437%, 04/01/2042 (P)	6,327,993	6,613,857	1.2%
2.497%, 02/01/2042 (P)	9,083,275	9,498,685	1.7%
2.614%, 02/01/2042 (P)	7,086,960	7,432,445	1.3%
5.000%, 04/01/2019
to 03/01/2025	1,739,794	1,882,918	0.3%
5.500%, 04/01/2018
to 08/01/2040	10,101,144	11,010,820	2.0%
6.000%, 10/01/2036
to 05/01/2037	5,935,120	6,521,152	1.2%
6.500%, 02/01/2026
to 01/01/2039	16,292,055	18,132,398	3.3%
OTHER SECURITIES		2,141,384	0.4%
		110,784,849
Government National Mortgage Association - 6.3%
3.000%, 07/20/2041 (P)	12,894,212	13,660,741	2.5%
3.500%, 07/20/2041 (P)	15,637,683	16,792,612	3.0%

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
3.750%, 10/20/2039 (P)	$ 1,264,983	$ 1,336,202	0.2%
OTHER SECURITIES		2,776,252	0.6%
		34,565,807
Tennessee Valley Authority - 10.0%
4.375%, 06/15/2015	20,195,000	22,128,813	4.0%
4.500%, 04/01/2018	10,349,000	12,198,511	2.2%
4.875%, 12/15/2016	8,501,000	9,879,862	1.8%
5.500%, 07/18/2017	9,413,000	11,380,439	2.1%
		55,587,625
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $493,532,402)		$ 502,797,443

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.8%
Federal Home Loan Mortgage Corp.,
1.594%, 10/25/2018	15,708,977	1,254,660	0.2%
Federal Home Loan Mortgage Corp.,
1.712%, 07/25/2019	16,320,734	1,516,572	0.3%
Federal Home Loan Mortgage Corp.,
3.000%, 11/15/2039	14,395,531	15,287,450	2.8%
Federal Home Loan Mortgage Corp.,
3.250%, 10/15/2036	5,010,831	5,137,279	0.9%
Federal Home Loan Mortgage Corp.,
4.500%, 01/15/2041	1,244,343	1,402,170	0.3%
Federal National Mortgage
Association,
3.000%, 07/25/2041	2,681,984	2,870,726	0.5%
Federal National Mortgage
Association,
3.500%, 08/25/2041	7,115,494	7,675,206	1.4%
Government National Mortgage
Association,
4.500%, 01/20/2036	6,073,719	6,264,142	1.1%
OTHER SECURITIES		7,109,845	1.3%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $48,195,117)		$ 48,518,050

PREFERRED SECURITIES - 0.0%
Financials - 0.0%		117,283	0.0%
TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$117,283

SHORT-TERM INVESTMENTS - 0.0%
Repurchase Agreement 0.0%		$ 135,000	0.00%
TOTAL SHORT-TERM
INVESTMENTS (Cost $135,000)		$ 135,000
Total Investments (Short Term Government Income
Trust) (Cost $543,570,644) - 99.6%		$ 551,567,776	99.6%
Other Assets And Liabilities, Net - 0.4%		2,278,140	0.4%
TOTAL NET ASSETS - 100.0%		$ 553,845,916	100.0%

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 27.7%
Australia - 2.2%
New South Wales
Treasury Corp.
6.000%, 05/01/2020	AUD	3,905,000	$ 4,631,865	1.0%
Queensland Treasury Corp.
6.000%, 10/21/2015
to 04/21/2016		4,984,000	5,584,799	1.2%
			10,216,664
Brazil - 0.8%
Federative Republic of Brazil
8.500%, 01/05/2024	BRL	3,440,000	2,045,519	0.4%
OTHER SECURITIES			1,566,200	0.4%
			3,611,719
Canada - 2.5%
Canada Housing Trust No. 1
2.750%, 06/16/2016 (S)	CAD	2,000,000	2,095,285	0.5%
Government of Canada
3.000%, 12/01/2015		2,025,000	2,137,437	0.5%
Province of Ontario
6.250%, 06/16/2015	NZD	5,777,000	5,094,937	1.1%
Province of Quebec
4.500%, 12/01/2016	CAD	2,000,000	2,217,654	0.5%
			11,545,313
Indonesia - 2.3%
Republic of Indonesia
9.500%, 06/15/2015	IDR	40,220,000,000	4,639,913	1.0%
OTHER SECURITIES			5,928,600	1.3%
			10,568,513
Ireland - 0.9%
Government of Ireland
5.400%, 03/13/2025	EUR	3,275,000	4,393,720	0.9%
Malaysia - 1.5%
Government of Malaysia
3.835%, 08/12/2015	MYR	12,850,000	4,285,332	0.9%
Government of Malaysia
4.262%, 09/15/2016		7,900,000	2,684,956	0.6%
			6,970,288
Mexico - 0.8%			3,638,154	0.8%
New Zealand - 2.8%
Dominion of New Zealand
6.000%, 12/15/2017
to 05/15/2021	NZD	11,760,000	11,194,383	2.4%
OTHER SECURITIES			1,824,807	0.4%
			13,019,190
Norway - 1.3%
Government of Norway
4.500%, 05/22/2019	NOK	10,247,000	2,149,727	0.5%
Government of Norway
5.000%, 05/15/2015		18,498,000	3,596,948	0.8%
OTHER SECURITIES			622,136	0.1%
			6,368,811
Peru - 0.1%			405,720	0.1%
Philippines - 4.8%
Republic of Philippines
5.875%, 12/16/2020
to 03/01/2032	PHP	307,303,440	8,047,468	1.7%
Republic of Philippines
6.125%, 10/24/2037		84,330,000	2,191,395	0.5%

Strategic Income Opportunities Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Philippines (continued)
Republic of Philippines
6.500%, 04/28/2021	PHP	91,000,000	$ 2,605,172	0.6%
Republic of Philippines
8.125%, 12/16/2035		230,634,520	7,398,469	1.6%
OTHER SECURITIES			2,143,653	0.5%
			22,386,157
Singapore - 1.2%
Republic of Singapore
2.375%, 04/01/2017	SGD	2,800,000	2,489,764	0.5%
Republic of Singapore
3.250%, 09/01/2020		2,260,000	2,141,371	0.5%
OTHER SECURITIES			834,530	0.2%
			5,465,665
South Korea - 4.0%
Korea Treasury Bond Principal
Strips, PO
4.196%, 09/10/2018	KRW	2,888,000,000	2,274,622	0.5%
Republic of Korea
3.250%, 06/10/2015		5,000,000,000	4,716,153	1.0%
Republic of Korea
4.000%, 03/10/2016		2,750,000,000	2,654,380	0.6%
Republic of Korea
4.250%, 06/10/2021		4,000,000,000	4,035,480	0.9%
Republic of Korea
5.000%, 06/10/2020		2,000,000,000	2,100,544	0.5%
OTHER SECURITIES			2,765,258	0.6%
			18,546,437
Sweden - 2.0%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	13,015,000	2,248,657	0.5%
Kingdom of Sweden
4.500%, 08/12/2015		13,075,000	2,199,183	0.5%
Kingdom of Sweden
5.000%, 12/01/2020		17,300,000	3,370,397	0.7%
OTHER SECURITIES			1,731,253	0.3%
			9,549,490
Thailand - 0.5%
Bank of Thailand
3.200%, 10/22/2014	THB	71,000,000	2,333,352	0.5%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $119,054,551)		$ 129,019,193

CORPORATE BONDS - 48.6%
Consumer Discretionary - 8.8%
CCO Holdings LLC
7.000%, 01/15/2019	$ 1,905,000		2,054,992	0.4%
DISH DBS Corp.
7.875%, 09/01/2019		2,300,000	2,725,500	0.6%
The Goodyear Tire & Rubber
Company
7.000%, 05/15/2022		2,060,000	2,209,350	0.5%
OTHER SECURITIES			33,888,177	7.3%
			40,878,019
Consumer Staples - 2.1%
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)		2,410,000	2,388,913	0.5%
OTHER SECURITIES			7,160,528	1.6%
			9,549,441

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Energy - 4.5%
EP Energy LLC
9.375%, 05/01/2020	$ 2,432,000		$ 2,742,080	0.6%
OTHER SECURITIES			18,361,103	3.9%
			21,103,183
Financials - 16.5%
American International
Group, Inc. (8.175% to
05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,165,000	2,819,913	0.6%
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,759,109	0.6%
European Investment Bank
5.375%, 05/20/2014	AUD	3,030,000	3,237,392	0.7%
General Electric Capital
Australia Funding Pty, Ltd.
7.000%, 10/08/2015		2,800,000	3,144,970	0.7%
General Electric Capital Corp.,
Series A
7.625%, 12/10/2014	NZD	4,415,000	3,913,736	0.8%
Kreditanstalt fuer Wiederaufbau
5.750%, 05/13/2015	AUD	4,775,000	5,243,062	1.1%
Merrill Lynch & Company, Inc.
1.068%, 09/15/2026	$ 2,630,000		2,183,731	0.5%
Royal Bank of Scotland
Group PLC
6.125%, 12/15/2022		3,155,000	3,326,566	0.7%
The Allstate Corp.
6.125%, 05/15/2037 (P)		2,405,000	2,501,200	0.5%
The Royal Bank of
Scotland PLC
2.195%, 03/31/2014 (P)	SGD	2,500,000	2,037,364	0.4%
OTHER SECURITIES			45,699,233	9.8%
			76,866,276
Health Care - 2.3%			10,727,211	2.3%
Industrials - 4.0%			18,511,017	4.0%
Information Technology - 1.1%			5,044,801	1.1%
Materials - 4.9%
Hexion US Finance Corp.
8.875%, 02/01/2018	$ 1,975,000		2,029,313	0.4%
OTHER SECURITIES			20,912,707	4.5%
			22,942,020
Telecommunication Services - 3.5%			16,142,589	3.5%
Utilities - 0.9%			4,146,643	0.9%
TOTAL CORPORATE BONDS (Cost $213,323,675)			$225,911,200

CAPITAL PREFERRED SECURITIES - 2.6%
Financials - 2.6%
Fifth Third Capital Trust IV
(6.500% to 04/15/2017 then
3 month LIBOR + 1.368%)
04/15/2037		2,201,000	2,201,000	0.5%
OTHER SECURITIES			9,767,357	2.1%
			11,968,357
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $11,276,388)		$ 11,968,357

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CONVERTIBLE BONDS - 1.5%
Consumer Discretionary - 0.6%		$ 2,903,534	0.6%
Financials - 0.4%		1,735,782	0.4%
Health Care - 0.2%		857,447	0.2%
Industrials - 0.2%		1,155,586	0.2%
Information Technology - 0.1%		230,469	0.1%
TOTAL CONVERTIBLE BONDS (Cost $6,584,723)		$ 6,882,818
Municipal Bonds 0.0%		176,701	0.0%
TOTAL MUNICIPAL BONDS (Cost $171,700)		$ 176,701
TERM LOANS (M) - 4.6%
Consumer Discretionary - 1.4%		6,675,748	1.4%
Consumer Staples - 0.1%		406,021	0.1%
Energy - 0.2%		1,009,657	0.2%
Financials - 0.1%		442,807	0.1%
Health Care - 1.3%		6,343,073	1.3%
Industrials - 0.3%		1,326,704	0.3%
Information Technology - 0.4%		1,694,113	0.4%
Materials - 0.3%		1,233,767	0.3%
Telecommunication Services - 0.5%		2,204,359	0.5%
TOTAL TERM LOANS (Cost $21,480,268)		$ 21,336,249
Collateralized Mortgage
Obligations 4.5%		20,833,252	4.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $14,032,110)		$ 20,833,252
Asset Backed Securities 0.5%		2,177,312	0.5%
TOTAL ASSET BACKED
SECURITIES (Cost $1,970,204)		$ 2,177,312
COMMON STOCKS - 3.2%
Consumer Discretionary - 0.4%
Charter
Communications, Inc.,
Class A (I)	26,089	1,989,025	0.4%
OTHER SECURITIES		15,691	0.0%
		2,004,716
Energy - 0.2%		1,177,777	0.2%
Financials - 0.6%		2,876,473	0.6%
Telecommunication Services - 0.3%		1,201,795	0.3%
Utilities - 1.7%		7,740,664	1.7%
TOTAL COMMON STOCKS (Cost $13,219,500)		$ 15,001,425
PREFERRED SECURITIES - 6.0%
Consumer Discretionary - 0.3%		1,533,219	0.3%
Financials - 4.8%
Wells Fargo & Company,
Series L, 7.500%	2,205	2,701,125	0.6%
OTHER SECURITIES		19,492,008	4.2%
		22,193,133

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES (continued)
Industrials - 0.3%		$ 1,380,905	0.3%
Utilities - 0.6%
PPL Corp., 8.750%	50,715	2,724,917	0.6%
TOTAL PREFERRED
SECURITIES (Cost $27,117,939)		$ 27,832,174
Investment Companies 0.1%		447,893	0.1%
TOTAL INVESTMENT COMPANIES (Cost $433,828)		$ 447,893

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%		15,034	0.0%
TOTAL ESCROW CERTIFICATES (Cost $187)		$ 15,034

OPTIONS PURCHASED - 0.1%
Call Options - 0.1%		740,299	0.1%
TOTAL OPTIONS PURCHASED (Cost $918,552)		$ 740,299

SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreement - 1.7%
Repurchase Agreement with
State Street Corp. dated
12/31/2012 at 0.010% to be
repurchased at $7,892,004 on
01/02/2013, collateralized by
$8,040,000 U.S. Treasury
Notes, 0.250% due
03/31/2014 (valued at
$8,050,050,
including interest)	$ 7,892,000	$ 7,892,000	1.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,892,000)		$ 7,892,000
Total Investments (Strategic Income Opportunities
Trust) (Cost $437,475,625) - 101.1%		$ 470,233,907	101.1%
Other Assets And Liabilities, Net - (1.1%)		(5,156,276)	(1.1)%
TOTAL NET ASSETS - 100.0%		$ 465,077,631	100.0%

Total Return Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 75.3%
Federal Home Loan Mortgage Corp. - 5.0%
1.000%, 03/08/2017
to 09/29/2017	$ 46,100,000	46,656,011	1.3%
1.250%, 05/12/2017
to 10/02/2019	29,000,000	29,015,378	0.8%
4.000%, 09/01/2035
to 12/01/2041	39,895,568	42,554,438	1.2%
Federal Home Loan
Mortgage Corp.
4.500%, (C)	14,500,000	15,551,250	0.5%
OTHER SECURITIES		40,847,627	1.1%
		174,624,704
Federal National Mortgage Association - 39.7%
2.500%, 01/01/2027
to 10/01/2027	15,746,604	16,473,269	0.5%

Total Return Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.000%, TBA (C)	$ 114,000,000	$ 119,727,173	3.5%
3.500%, TBA (C)	85,000,000	90,544,382	2.6%
4.000%, TBA (C)	266,500,000	285,550,325	8.2%
4.000%, 07/01/2019
to 01/01/2042	60,063,042	64,371,580	1.9%
4.500%, TBA (C)	175,000,000	189,034,298	5.4%
4.500%, 04/01/2018
to 01/01/2042	262,769,623	283,869,622	8.2%
Federal National Mortgage
Association, Fannie Mae Pool
5.000%, (C)	20,500,000	22,205,664	0.6%
5.500%, 03/01/2021
to 06/01/2040	154,817,360	168,211,173	4.9%
Federal National Mortgage
Association
6.000%, (C)	22,000,000	24,028,125	0.7%
6.000%, 12/01/2016
to 01/01/2039	24,280,148	26,627,882	0.8%
OTHER SECURITIES		88,832,085	2.5%
		1,379,475,578
Government National Mortgage Association - 0.0%		1,370,310	0.0%
Small Business Administration - 0.1%		3,049,084	0.1%
U.S. Treasury Notes - 23.9%
U.S. Treasury Notes
0.375%, 11/15/2015	319,500,000	319,774,451	9.2%
0.750%, 10/31/2017
to 12/31/2017	183,000,000	183,337,548	5.3%
U.S. Treasury Notes
0.875%, 07/31/2019	35,500,000	35,034,063	1.0%
1.000%, 06/30/2019
to 09/30/2019	118,100,000	117,306,164	3.4%
U.S. Treasury Notes
1.125%, 05/31/2019	18,500,000	18,602,620	0.5%
U.S. Treasury Notes
1.500%, 08/31/2018 (F)	82,900,000	85,788,568	2.5%
1.625%, 08/15/2022
to 11/15/2022	58,400,000	57,827,806	1.7%
OTHER SECURITIES		12,019,581	0.3%
		829,690,801
Treasury Inflation Protected Securities - 6.1%
0.125%, 04/15/2017
to 07/15/2022	34,496,965	37,372,168	1.1%
Treasury Inflation Protected
Securities
0.750%, 02/15/2042	25,797,744	28,214,270	0.8%
Treasury Inflation Protected
Securities
2.125%, 02/15/2040	10,916,346	15,969,424	0.5%
2.375%, 01/15/2025
to 01/15/2027	20,746,467	28,270,566	0.8%
Treasury Inflation Protected
Securities
2.500%, 01/15/2029	20,147,567	28,678,812	0.8%
Treasury Inflation Protected
Securities
3.625%, 04/15/2028	9,010,260	14,272,810	0.4%
OTHER SECURITIES		58,645,353	1.7%
		211,423,403

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency - 0.4%		$ 12,253,475		0.4%
U.S. Treasury Bond - 0.1%			2,815,592	0.1%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,585,562,279)		$ 2,614,702,947

FOREIGN GOVERNMENT
OBLIGATIONS - 11.9%
Canada - 3.6%
Province of Ontario
4.200%, 06/02/2020	CAD	29,300,000	33,025,610	1.0%
Province of Ontario
4.700%, 06/02/2037		36,400,000	44,138,156	1.3%
OTHER SECURITIES			47,449,940	1.4%
			124,613,706
France - 0.1%			5,091,027	0.1%
Italy - 6.1%
Italy Certificati di Credito del
Tesoro
Zero Coupon, 09/30/2014 (Z) EUR		21,800,000	27,766,452	0.8%
Republic of Italy
2.500%, 03/01/2015		21,000,000	27,895,287	0.8%
Republic of Italy
3.750%, 08/01/2015
to 08/01/2016		19,400,000	26,531,249	0.8%
Republic of Italy
4.500%, 07/15/2015		50,400,000	69,890,115	2.0%
Republic of Italy
4.750%, 09/15/2016
to 06/01/2017		16,200,000	22,793,726	0.7%
OTHER SECURITIES			37,342,704	1.1%
			212,219,533
Mexico - 1.0%
Mexico Cetes
Zero Coupon, 02/14/2013 (Z) MXN		35,260,000	27,145,151	0.8%
OTHER SECURITIES			6,306,833	0.2%
			33,451,984
Panama - 0.0%			785,050	0.0%
South Korea - 0.5%			18,759,555	0.5%
Spain - 0.5%			16,820,111	0.5%
Turkey - 0.1%			1,708,500	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $391,291,785)		$ 413,449,466

CORPORATE BONDS - 17.8%
Consumer Discretionary - 1.3%
President and Fellows of
Harvard College
6.500%, 01/15/2039 (S)	$ 21,300,000		31,212,168	0.9%
OTHER SECURITIES			12,692,389	0.4%
			43,904,557
Energy - 1.5%			50,487,278	1.5%
Financials - 13.2%
American Express Company
7.000%, 03/19/2018		18,100,000	22,859,866	0.7%
Bank of America Corp.
6.500%, 08/01/2016		15,700,000	18,125,006	0.5%
Dexia Credit Local SA
0.711%, 03/05/2013 (P)(S)		25,700,000	25,670,279	0.7%

Total Return Trust (continued)
		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp.
6.875%, 01/10/2039	$ 20,100,000		$ 27,249,429	0.8%
Lloyds TSB Bank PLC
(12.000% to 12/16/2024, then
3 month LIBOR + 11.750%)
12/16/2024 (Q)(S)		14,700,000	17,003,343	0.5%
The Bear Stearns
Companies LLC
7.250%, 02/01/2018		43,600,000	54,613,491	1.6%
OTHER SECURITIES			291,132,884	8.4%
			456,654,298
Health Care - 0.2%			6,946,571	0.2%
Industrials - 0.5%			17,603,555	0.5%
Information Technology - 0.4%
Hewlett-Packard Company
0.592%, 05/24/2013 (P)		14,800,000	14,757,154	0.4%
Materials - 0.5%			19,126,029	0.5%
Telecommunication Services - 0.0%			548,225	0.0%
Utilities - 0.2%			6,437,678	0.2%
TOTAL CORPORATE BONDS (Cost $564,037,334)			$ 616,465,345
CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%			6,426,626	0.2%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $6,637,052)			$ 6,426,626
MUNICIPAL BONDS - 4.4%
New Jersey State Turnpike
Authority 7.414%, 01/01/2040		12,000,000	17,582,040	0.5%
OTHER SECURITIES			135,510,387	3.9%
TOTAL MUNICIPAL BONDS (Cost $126,493,125)			$ 153,092,427
TERM LOANS (M) - 0.2%
Financials - 0.2%			7,053,410	0.2%
TOTAL TERM LOANS (Cost $7,072,269)			$ 7,053,410
Collateralized Mortgage
Obligations 5.3%			184,645,748	5.3%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $177,758,325)			$ 184,645,748
ASSET BACKED SECURITIES - 1.6%
Duane Street CLO I, Ltd.,
0.562%, 11/08/2017 (P)(S)		18,911,935	18,732,291	0.5%
OTHER SECURITIES			34,984,369	1.1%
TOTAL ASSET BACKED
SECURITIES (Cost $52,492,287)			$ 53,716,660
PREFERRED SECURITIES - 0.2%
Financials - 0.2%			8,497,744	0.2%
TOTAL PREFERRED
SECURITIES (Cost $10,336,921)			$ 8,497,744
SHORT-TERM INVESTMENTS - 5.2%
U.S. Government - 0.0%			$ 589,549	0.0%
Foreign Government - 1.7%
Japan Treasury Discount Bill
Zero Coupon 02/12/2013 (Z)	JPY	5,030,000,000	58,054,218	1.7%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Foreign Government (continued)
OTHER SECURITIES		$ 910,014	0.0%
		58,964,232
Commercial Paper - 2.1%
Ford Motor Credit
Company LLC
0.960%, 03/05/2013	$ 33,000,000	32,944,560	1.0%
Itau Unibanco Holding SA
0.010%, 10/31/2013	23,000,000	22,713,916	0.7%
OTHER SECURITIES		16,244,753	0.5%
		71,903,229
Repurchase Agreement - 1.4%
Royal Bank of Canada
Repurchase Agreement dated
12/31/2012 at 0.250% to be
repurchased at $48,100,668
on 01/02/2013, collateralized
by $47,061,000 U.S. Treasury
Note, 1.500% due 07/31/2016
(valued at $49,100,896,
including interest)	48,100,000	48,100,000	1.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $184,240,815)		$ 179,557,010
Total Investments (Total Return Trust)
(Cost $4,105,922,192) - 122.1%		$ 4,237,607,383	122.1%
Other Assets And Liabilities, Net - (22.1%)		(765,876,177)	(22.1)%
TOTAL NET ASSETS - 100.0%		$ 3,471,731,206	100.0%

SALE COMMITMENTS OUTSTANDING - (0.6)%
Federal National Mortgage Association (0.6)%		(20,645,117)	(0.6)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(20,678,789))		$ (20,645,117)

Ultra Short Term Bond Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 43.5%
Federal Home Loan Bank - 2.1%
0.400%, 08/28/2014	$ 3,000,000	$ 3,000,987	2.1%
Federal Home Loan Mortgage Corp. - 10.1%
0.500%, 01/03/2014	3,000,000	3,000,030	2.2%
0.700%, 02/13/2015	4,410,000	4,412,717	3.2%
OTHER SECURITIES		6,545,264	4.8%
		13,958,011
Federal National Mortgage Association - 30.2%
0.550%, 08/20/2015	2,500,000	2,501,015	1.8%
0.600%, 05/29/2015
to 08/20/2015	10,953,000	10,960,507	7.9%
0.625%, 09/04/2015	3,200,000	3,201,962	2.3%
0.650%, 07/16/2015	2,500,000	2,500,365	1.8%
0.670%, 03/27/2015	5,000,000	5,006,620	3.6%
0.700%, 05/15/2015	2,800,000	2,803,886	2.0%
0.750%, 11/24/2015	2,500,000	2,504,485	1.8%
2.224%, 10/01/2035 (P)	1,039,090	1,093,293	0.8%
2.315%, 01/01/2036 (P)	1,078,763	1,130,573	0.8%

Ultra Short Term Bond Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.320%, 02/01/2035 (P)	$ 1,858,779	$ 1,958,750	1.4%
2.323%, 05/01/2036 (P)	2,300,704	2,413,086	1.7%
2.626%, 07/01/2035 (P)	1,247,652	1,327,257	1.0%
OTHER SECURITIES		4,443,138	3.2%
		41,844,937
Government National Mortgage Association - 1.1%
1.750%, 08/20/2032
to 08/20/2035 (P)	1,456,545	1,527,343	1.1%
		1,527,343
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $60,237,162)		$ 60,331,278

CORPORATE BONDS - 37.4%
Consumer Discretionary - 5.3%
Daimler Finance North
America LLC
6.500%, 11/15/2013	1,000,000	1,049,738	0.8%
OTHER SECURITIES		6,304,730	4.5%
		7,354,468
Consumer Staples - 2.4%
Altria Group, Inc.
8.500%, 11/10/2013	1,000,000	1,065,463	0.8%
Safeway, Inc.
6.250%, 03/15/2014	1,000,000	1,055,008	0.8%
OTHER SECURITIES		1,170,562	0.9%
		3,291,033
Energy - 4.0%
Duke Energy Corp.
3.950%, 09/15/2014	1,000,000	1,053,055	0.8%
Energy Transfer Partners LP
8.500%, 04/15/2014	1,000,000	1,087,381	0.8%
Public Service Electric & Gas Co
5.375%, 09/01/2013	1,290,000	1,330,832	1.0%
OTHER SECURITIES		2,022,263	1.5%
		5,493,531
Financials - 15.4%
American Express Credit Account
Master Trust
0.256%, 09/15/2016 (P)	2,935,000	2,934,915	2.1%
American Express Credit Corp.
1.750%, 06/12/2015	1,000,000	1,020,871	0.7%
Americredit Automobile
Receivables Trust 2011-2
1.610%, 10/08/2015	1,090,000	1,095,951	0.8%
Burlington Northern Santa Fe LLC
4.300%, 07/01/2013	1,000,000	1,018,536	0.7%
Capital One Financial Corp.
7.375%, 05/23/2014	1,000,000	1,087,828	0.8%
JPMorgan Chase & Company
3.400%, 06/24/2015	1,000,000	1,055,057	0.8%
The Goldman Sachs Group, Inc.
6.000%, 05/01/2014	1,000,000	1,064,248	0.8%
Wachovia Corp.
5.500%, 05/01/2013	1,500,000	1,524,944	1.1%
OTHER SECURITIES		10,617,584	7.6%
		21,419,934

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health Care - 1.5%
Express Scripts Holding Company
2.100%, 02/12/2015 (S)	$ 1,000,000	$ 1,018,592	0.7%
WellPoint, Inc.
6.000%, 02/15/2014	1,000,000	1,058,366	0.8%
		2,076,958
Industrials - 1.3%
Cooper US, Inc.
5.450%, 04/01/2015	1,000,000	1,099,116	0.8%
OTHER SECURITIES		707,451	0.5%
		1,806,567
Materials - 3.8%
Alcoa, Inc.
6.000%, 07/15/2013	1,000,000	1,026,519	0.7%
International Paper Company
5.300%, 04/01/2015	1,000,000	1,085,761	0.8%
Rio Tinto Finance USA, Ltd.
5.875%, 07/15/2013	1,000,000	1,027,000	0.7%
The Dow Chemical Company
5.900%, 02/15/2015	1,000,000	1,103,161	0.8%
OTHER SECURITIES		1,010,049	0.7%
		5,252,490
Telecommunication Services - 2.2%
Deutsche Telekom International
Finance BV
5.250%, 07/22/2013	1,000,000	1,025,574	0.7%
Telecom Italia Capital SA
5.250%, 11/15/2013	1,000,000	1,027,500	0.7%
OTHER SECURITIES		1,013,696	0.7%
		3,066,770
Utilities - 1.5%
DTE Energy Company
7.625%, 05/15/2014	1,500,000	1,637,748	1.2%
OTHER SECURITIES		504,152	0.3%
		2,141,900
TOTAL CORPORATE BONDS (Cost $51,685,744)		$ 51,903,651

ASSET BACKED SECURITIES - 16.3%
BA Credit Card Trust,
0.509%, 09/15/2015 (P)	1,725,000	1,726,163	1.3%
Chase Issuance Trust,
1.409%, 05/15/2015 (P)	2,675,000	2,686,730	1.9%
Citibank Credit Card Issuance Trust,
4.850%, 04/22/2015	1,500,000	1,521,285	1.1%
Discover Card Master Trust,
0.859%, 09/15/2015 (P)	1,500,000	1,501,634	1.1%
Ford Credit Auto Owner Trust,
2.150%, 06/15/2015	1,500,000	1,519,127	1.1%
GE Capital Credit Card Master
Note Trust,
2.210%, 06/15/2016	1,500,000	1,512,377	1.1%
Honda Auto Receivables
Owner Trust,
0.880%, 09/21/2015	1,750,000	1,759,200	1.3%
John Deere Owner Trust,
0.590%, 06/16/2014	1,248,578	1,249,444	0.9%
Nissan Auto Receivables
Owner Trust,
1.180%, 02/16/2015	1,510,000	1,516,964	1.1%
Volkswagen Auto Lease Trust,
0.660%, 11/20/2014	1,185,396	1,187,453	0.9%

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
OTHER SECURITIES		$ 6,364,602	4.6%
TOTAL ASSET BACKED
SECURITIES (Cost $22,637,092)		$ 22,544,979
Total Investments (Ultra Short Term Bond Trust)
(Cost $134,559,998) - 97.2%		$ 134,779,908	97.2%
Other Assets And Liabilities, Net - 2.8%		3,821,619	2.8%
TOTAL NET ASSETS - 100.0%		$ 138,601,527	100.0%

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippine Peso
SGD	- Singapore Dollar
SEK	- Swedish Krona

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
PO	- Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
TBA	- To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(F)	All or a portion of this security is held at a broker to meet the margin requirements for futures contracts.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2012.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2012 (showing percentage of total net assets)

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23

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2012 (showing percentage of total net assets)

Certain Funds had the following country concentration as a percentage of total net assets on 12-31-2012:

High Yield Trust
United States	73.2%
Luxembourg	6.3%
Netherlands	2.3%
Ireland	2.1%
Australia	2.0%
United Kingdom	1.9%
Canada	1.6%
France	1.4%
Spain	1.2%
Brazil	1.1%
Other Countries	6.9%

Income Trust
United States	81.0%
United Kingdom	7.2%
Netherlands	2.8%
Canada	1.6%
Australia	1.4%
Mexico	1.4%
Switzerland	1.3%
France	1.2%
Cayman Islands	1.1%
Other Countries	1.0%

Real Return Bond
United States	85.3%
Australia	3.1%
United Kingdom	2.6%
Cayman Islands	2.4%
Italy	1.5%
France	1.1%
Canada	1.0%
Other Countries	3.0%

Strategic Income Opportunities Trust
United States	54.6%
Canada	4.9%
Philippines	4.8%
South Korea	4.0%
Australia	3.6%
New Zealand	2.8%
Indonesia	2.5%
Singapore	2.4%
Luxembourg	2.1%
Sweden	2.1%
Other Countries	16.2%

Total Return Trust
United States	78.3%
Italy	6.3%
Canada	3.8%
France	2.1%
Cayman Islands	1.8%
United Kingdom	1.8%
Japan	1.8%
Mexico	1.2%
Other Countries	2.9%

The Portfolio had the following sector distribution as a percentage of total investments on 12-31-2012:

Global Bond Trust
Foreign Government	30.9%
Financials	28.0%
Collateralized Mortgage Obligations	12.9%
U.S. Government Agency	9.6%
U.S. Government	8.4%
Asset Backed Securities	2.7%
Municipal Bonds	1.2%
Consumer Discretionary	0.7%
Energy	0.6%
Utilities	0.3%
Term Loans	0.3%
Materials	0.2%
Information Technology	0.2%
Health Care	0.2%
Consumer Staples	0.1%
Telecommunication Services	0.1%
Purchased Options	0.1%
Short-Term Investments	3.5%

52
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Active Bond Trust	Bond Trust	Bond PS Series	Core Bond Trust
Investments in unaffiliated issuers, at value	$1,259,669,094	$7,726,070,125	$225,742,951	$1,896,653,431
Investments in affiliated issuers, at value	10,917,088	172,992,668	—	19,677,702
Repurchase agreements, at value	27,551,000	205,865,000	—	—
Total investments, at value	1,298,137,182	8,104,927,793	225,742,951	1,916,331,133
Cash	—	790,775	10,918,693	—
Foreign currency, at value	1,158,004	—	—	—
Cash held at broker for futures contracts	49,500	—	—	—
Receivable for investments sold	5,266,005	—	—	10,677,728
Receivable for delayed delivery securities sold	—	—	—	309,345,471
Receivable for fund shares sold	1,523,027	9,527,354	414	1,941
Dividends and interest receivable	11,467,502	54,205,373	1,518,486	7,026,898
Receivable for securities lending income	3,434	28,749	—	1,391
Other assets	3,672	—	—	—
Total assets	1,317,608,326	8,169,480,044	238,180,544	2,243,384,562

Liabilities
Due to custodian	4,901,241	—	—	—
Payable for investments purchased	247,500	—	4,206,875	8,500,031
Payable for delayed delivery securities purchased	42,266,458	47,511,395	—	467,131,035
Payable for fund shares repurchased	72,439	—	—	5,279
Payable upon return of securities loaned	10,916,776	172,988,849	—	19,676,697
Payable for futures variation margin	5,156	—	—	—
Payable to affiliates
Accounting and legal services fees	11,964	75,811	2,160	16,741
Trustees’ fees	33	205	6	45
Other liabilities and accrued expenses	65,750	323,363	25,379	81,075
Total liabilities	58,487,317	220,899,623	4,234,420	495,410,903
Net assets	$1,259,121,009	$7,948,580,421	$233,946,124	$1,747,973,659

Net assets consist of
Paid-in capital	$1,197,171,577	$7,678,383,062	$228,014,968	$1,641,244,438
Undistributed net investment income (loss)	13,657,997	75,257,710	1,692,809	12,295,593
Accumulated undistributed net realized gain (loss) on investments	(7,991,358)	27,691,312	358,866	62,777,743
Net unrealized appreciation (depreciation) on investments	56,282,793	167,248,337	3,879,481	31,655,885
Net assets	$1,259,121,009	$7,948,580,421	$233,946,124	$1,747,973,659
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,230,743,056	$7,764,695,203	$221,863,470	$1,864,998,358
Investments in affiliated issuers, at cost	$10,916,734	$172,984,253	—	$19,676,900
Foreign currency, at cost	$1,329,127	—	—	—
Securities loaned, unaffiliated issuers, at value	$10,671,907	$169,057,966	—	$19,248,266

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$59,649,012	$243,840,494	—	$2,164,932
Shares outstanding	5,869,014	17,432,865	—	155,097
Net asset value, offering price and redemption price per share	$10.16	$13.99	—	$13.96

Series II
Net assets	$279,164,531	$634,457,496	$397,527	$12,106,948
Shares outstanding	27,420,402	45,299,738	30,123	868,017
Net asset value, offering price and redemption price per share	$10.18	$14.01	$13.20	$13.95

Series NAV
Net assets	$920,307,466	$7,070,282,431	$233,548,597	$1,733,701,779
Shares outstanding	90,509,579	505,631,371	17,692,613	124,658,738
Net asset value, offering price and redemption price per share	$10.17	$13.98	$13.20	$13.91

53

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Global Bond Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Investments in unaffiliated issuers, at value	$1,036,413,575	$253,135,453	$402,218,086	$361,388,380
Investments in affiliated issuers, at value	—	4,917,178	11,194,428	1,323,571
Repurchase agreements, at value	21,599,000	—	9,855,000	16,300,000
Total investments, at value	1,058,012,575	258,052,631	423,267,514	379,011,951
Cash	40,705	—	93,263	91,114
Foreign currency, at value	1,873,631	207,372	225,719	—
Cash held at broker for futures contracts	13,000	—	—	—
Cash held at broker for swap contracts	—	220,000	—	—
Receivable for investments sold	1,212,721	887,021	1,122,406	1,340,473
Receivable for delayed delivery securities sold	3,194,297	—	—	19,706,805
Receivable for forward foreign currency exchange contracts	1,842,835	28,489	—	9,094
Receivable for fund shares sold	2,277,570	274,568	—	875,727
Dividends and interest receivable	8,008,711	4,579,898	3,963,668	3,183,184
Receivable for securities lending income	—	9,555	12,068	33
Swap contracts, at value	5,915,136	32,737	—	3,201,679
Receivable for futures variation margin	281,238	—	—	47,055
Other assets	271,998	—	—	—
Total assets	1,082,944,417	264,292,271	428,684,638	407,467,115

Liabilities
Due to custodian	—	938,350	—	—
Payable for collateral held by Portfolio	2,490,016	—	—	375,000
Payable for investments purchased	—	1,099,000	3,232,950	19,725,313
Payable for delayed delivery securities purchased	72,566,601	—	—	—
Payable for forward foreign currency exchange contracts	15,319,476	102,109	—	19,053
Payable for sale-buybacks	19,495,032	—	—	—
Payable for fund shares repurchased	1,184,468	160,743	—	—
Payable upon return of securities loaned	—	4,917,199	11,194,901	1,323,531
Written options, at value	4,003,755	255,863	—	—
Payable for sale commitments outstanding, at value	3,197,813	—	—	—
Swap contracts, at value	418,342	117,744	—	3,480,477
Payable to affiliates
Accounting and legal services fees	9,222	2,528	4,027	3,684
Trustees’ fees	25	575	10	10
Other liabilities and accrued expenses	237,009	47,719	40,620	30,042
Total liabilities	118,921,759	7,641,830	14,472,508	24,957,110
Net assets	$964,022,658	$256,650,441	$414,212,130	$382,510,005

Net assets consist of
Paid-in capital	$952,895,778	$649,148,930	$469,792,381	$347,137,548
Undistributed net investment income (loss)	17,351,998	3,661,685	3,958,542	5,397,492
Accumulated undistributed net realized gain (loss) on investments	(22,433,406)	(399,969,119)	(63,246,332)	4,499,129
Net unrealized appreciation (depreciation) on investments	16,208,288	3,808,945	3,707,539	25,475,836
Net assets	$964,022,658	$256,650,441	$414,212,130	$382,510,005
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,030,659,428	$248,882,823	$408,374,550	$350,597,430
Investments in affiliated issuers, at cost	—	$4,916,975	$11,194,038	$1,323,531
Foreign currency, at cost	$1,976,928	$208,143	$220,393	—
Foreign currency collateral for swap contracts, at cost	($97,146)	—	—	—
Proceeds received on sale commitments outstanding	$3,194,297	—	—	—
Premiums received on written options	$3,672,423	$165,984	—	—
Net unamortized upfront payment on swaps	($190,079)	$198,813	—	$1,389,258
Securities loaned, unaffiliated issuers, at value	—	$4,850,326	$10,958,894	$1,293,456

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$75,388,811	$74,834,980	—	$220,303,668
Shares outstanding	5,727,056	12,452,025	—	17,857,037
Net asset value, offering price and redemption price per share	$13.16	$6.01	—	$12.34

Series II
Net assets	$164,437,864	$82,220,515	—	$136,614,799
Shares outstanding	12,607,465	13,466,467	—	11,066,176
Net asset value, offering price and redemption price per share	$13.04	$6.11	—	$12.35

Series NAV
Net assets	$724,195,983	$99,594,946	$414,212,130	$25,591,538
Shares outstanding	55,205,892	16,750,595	38,129,154	2,080,622
Net asset value, offering price and redemption price per share	$13.12	$5.95	$10.86	$12.30

54

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Investments in unaffiliated issuers, at value	$3,237,275,670	$532,420,787	$2,852,158,550	$176,953,208
Repurchase agreements, at value	83,200,000	—	2,202,000	68,896,000
Total investments, at value	3,320,475,670	532,420,787	2,854,360,550	245,849,208
Cash	17,847	8,128	82,716	—
Foreign currency, at value	—	—	2,151	43,750
Cash held at broker for futures contracts	—	—	—	29,000
Cash collateral for swap contracts	—	—	—	15,001
Receivable for investments sold	—	—	11,871,950	—
Receivable for forward foreign currency exchange contracts	—	—	4,271,474	21,359
Receivable for fund shares sold	—	8,133,524	—	11,442
Dividends and interest receivable	6,290,564	1,167,039	19,651,626	330,829
Receivable for securities lending income	—	—	25	—
Swap contracts, at value	—	—	—	316,204
Receivable for futures variation margin	—	—	137,828	—
Receivable due from adviser	—	13,811	—	—
Other assets	27,394	—	—	578,112
Total assets	3,326,811,475	541,743,289	2,890,378,320	247,194,905

Liabilities
Due to custodian	—	—	—	16,547
Payable for collateral held by Portfolio	—	—	—	259,310
Payable for investments purchased	—	—	28,884,878	12,127
Payable for delayed delivery securities purchased	—	—	5,979,985	—
Payable for forward foreign currency exchange contracts	—	—	2,440,848	160,260
Payable for sale-buybacks	—	—	—	110,227,935
Payable for fund shares repurchased	26,615,595	—	—	1,373,769
Written options, at value	—	—	—	180,603
Swap contracts, at value	—	—	—	30,136
Payable for futures variation margin	—	—	—	8,210
Payable to affiliates
Accounting and legal services fees	10,781	5,049	27,257	1,277
Trustees’ fees	84	14	73	101
Other liabilities and accrued expenses	72,717	31,255	152,438	24,991
Total liabilities	26,699,177	36,318	37,485,479	112,295,266
Net assets	$3,300,112,298	$541,706,971	$2,852,892,841	$134,899,639

Net assets consist of
Paid-in capital	$3,299,929,003	$541,683,625	$2,668,742,261	$164,494,382
Undistributed net investment income (loss)	—	—	34,409,204	2,775,512
Accumulated undistributed net realized gain (loss) on investments	183,295	23,346	27,851,148	(37,098,093)
Net unrealized appreciation (depreciation) on investments	—	—	121,890,228	4,727,838
Net assets	$3,300,112,298	$541,706,971	$2,852,892,841	$134,899,639
Investments in unaffiliated issuers, including repurchase agreements, at cost	$3,320,475,670	$532,420,787	$2,734,807,858	$240,380,061
Foreign currency, at cost	—	—	$2,074	$44,043
Premiums received on written options	—	—	—	$215,591
Net unamortized upfront payment on swaps	—	—	—	$204,928

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,598,677,210	—	—	$10,023,767
Shares outstanding	2,598,537,612	—	—	750,514
Net asset value, offering price and redemption price per share	$1.00	—	—	$13.36

Series II
Net assets	$701,435,088	—	—	$72,922,270
Shares outstanding	701,391,409	—	—	5,524,826
Net asset value, offering price and redemption price per share	$1.00	—	—	$13.20

Series NAV
Net assets	—	$541,706,971	$2,852,892,841	$51,953,602
Shares outstanding	—	541,683,619	206,747,919	3,942,253
Net asset value, offering price and redemption price per share	—	$1.00	$13.80	$13.18

55

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Return Trust	Ultra Short Term Bond Trust
Investments in unaffiliated issuers, at value	$551,432,776	$462,341,907	$4,189,507,383	$134,779,908
Repurchase agreements, at value	135,000	7,892,000	48,100,000	—
Total investments, at value	551,567,776	470,233,907	4,237,607,383	134,779,908
Cash	1,222	115,710	1,484,947	2,927,526
Foreign currency, at value	—	552,702	3,532,878	—
Cash held at broker for futures contracts	144,375	478,500	1,000	—
Cash collateral for swap contracts	—	—	26,143,681	—
Receivable for investments sold	—	36,109	3,204,168	—
Receivable for delayed delivery securities sold	—	—	122,316,891	—
Receivable for forward foreign currency exchange contracts	—	5,797,327	7,024,599	—
Receivable for fund shares sold	—	27,398	—	334,907
Dividends and interest receivable	2,355,701	5,653,309	19,115,459	744,023
Swap contracts, at value	—	—	12,132,855	—
Receivable for futures variation margin	—	49,845	—	—
Total assets	554,069,074	482,944,807	4,432,563,861	138,786,364

Liabilities
Payable for collateral held by Portfolio	—	—	16,193,000	—
Payable for investments purchased	—	6,883,161	12,726,031	—
Payable for delayed delivery securities purchased	—	—	871,676,027	—
Payable for forward foreign currency exchange contracts	—	5,163,115	7,726,988	—
Payable for fund shares repurchased	181,803	5,732,737	1,359,781	165,680
Written options, at value	—	—	354,975	—
Payable for sale commitments outstanding, at value	—	—	20,645,117	—
Swap contracts, at value	—	—	29,427,824	—
Payable for futures variation margin	2,734	—	326,359	—
Payable to affiliates
Accounting and legal services fees	5,346	4,468	33,191	1,247
Trustees’ fees	14	12	90	3
Other liabilities and accrued expenses	33,261	83,683	363,272	17,907
Total liabilities	223,158	17,867,176	960,832,655	184,837
Net assets	$553,845,916	$465,077,631	$3,471,731,206	$138,601,527

Net assets consist of
Paid-in capital	$613,321,028	$519,072,723	$3,191,415,264	$141,797,334
Undistributed net investment income (loss)	3,709,829	8,073,530	74,649,352	601,446
Accumulated undistributed net realized gain (loss) on investments	(71,195,249)	(95,606,759)	68,283,728	(4,017,163)
Net unrealized appreciation (depreciation) on investments	8,010,308	33,538,137	137,382,862	219,910
Net assets	$553,845,916	$465,077,631	$3,471,731,206	$138,601,527
Investments in unaffiliated issuers, including repurchase agreements, at cost	$543,570,644	$437,475,625	$4,105,922,192	$134,559,998
Foreign currency, at cost	—	$554,057	$3,585,283	—
Foreign currency collateral for swap contracts, at cost	—	—	($76,723)	—
Proceeds received on sale commitments outstanding	—	—	$20,678,789	—
Premiums received on written options	—	—	$2,823,503	—
Net unamortized upfront payment on swaps	—	—	($20,934,441)	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$75,644,009	$359,204,899	$241,802,605	$7,792,049
Shares outstanding	5,879,544	26,719,731	16,455,405	642,279
Net asset value, offering price and redemption price per share	$12.87	$13.44	$14.69	$12.13

Series II
Net assets	$61,156,293	$72,953,614	$278,599,101	$127,307,014
Shares outstanding	4,749,953	5,414,461	18,976,663	10,497,031
Net asset value, offering price and redemption price per share	$12.88	$13.47	$14.68	$12.13

Series NAV
Net assets	$417,045,614	$32,919,118	$2,951,329,500	$3,502,464
Shares outstanding	32,420,579	2,455,183	201,610,825	288,640
Net asset value, offering price and redemption price per share	$12.86	$13.41	$14.64	$12.13

56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Active Bond Trust	Bond Trust	Bond PS Series	Core Bond Trust
Interest	$58,375,196	$208,881,336	$4,687,020	$42,926,782
Dividends	469,013	425,360	—	—
Securities lending	9,468	113,792	—	20,443
Less foreign taxes withheld	—	—	(205)	—
Total investment income	58,853,677	209,420,488	4,686,815	42,947,225

Expenses
Investment management fees	7,573,633	41,491,593	1,006,937	10,236,148
Series I distribution and service fees	31,857	120,698	—	939
Series II distribution and service fees	730,247	1,609,317	2,211	28,970
Accounting and legal services fees	165,424	953,519	22,860	228,602
Professional fees	69,674	123,833	70,783	68,065
Printing and postage	42,064	225,788	2,335	21,468
Custodian fees	134,441	760,872	28,363	184,972
Trustees’ fees	22,408	130,060	3,050	30,929
Registration and filing fees	6,206	1,343	5,132	4,710
Other	25,595	106,366	7,660	26,171
Total expenses before reductions and amounts recaptured	8,801,549	45,523,389	1,149,331	10,830,974
Net expense reductions and amounts recaptured	(42,387)	(243,538)	33,305	(58,593)
Total expenses	8,759,162	45,279,851	1,182,636	10,772,381
Net investment income (loss)	50,094,515	164,140,637	3,504,179	32,174,844

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,558,275	145,424,112	2,580,151	79,278,278
Investments in affiliated issuers	1,728	5,919	—	(1,377)
Futures contracts	(159,924)	(6,862,506)	(290,669)	—
Foreign currency transactions	(317,152)	—	—	2,296
	3,082,927	138,567,525	2,289,482	79,279,197

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	63,726,176	136,129,043	3,951,689	(1,323,047)
Investments in affiliated issuers	(190)	8,415	—	(1,440)
Futures contracts	(39,406)	1,475,247	18,001	—
Translation of assets and liabilities in foreign currencies	325,861	—	—	4
	64,012,441	137,612,705	3,969,690	(1,324,483)
Net realized and unrealized gain (loss)	67,095,368	276,180,230	6,259,172	77,954,714

Increase (decrease) in net assets from operations	$117,189,883	$440,320,867	$9,763,351	$110,129,558

57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Global Bond Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Interest	$34,595,831	$20,344,107	$17,769,209	$13,015,602
Dividends	76,564	424,059	8,653,721	—
Securities lending	—	11,410	100,953	33
Less foreign taxes withheld	—	(11,371)	(217,800)	—
Total investment income	34,672,395	20,768,205	26,306,083	13,015,635

Expenses
Investment management fees	6,805,707	1,705,299	3,277,716	2,258,107
Series I distribution and service fees	39,441	37,566	—	112,891
Series II distribution and service fees	422,765	205,386	—	348,586
Accounting and legal services fees	127,176	33,219	53,692	51,040
Professional fees	99,414	55,670	59,836	69,416
Printing and postage	19,460	594	3,095	6,999
Custodian fees	603,713	33,672	89,490	61,951
Trustees’ fees	17,226	3,777	7,194	6,946
Registration and filing fees	5,619	4,195	4,513	5,655
Interest expense	182,172	—	—	—
Other	31,643	778	10,923	9,738
Total expenses before reductions and amounts recaptured	8,354,336	2,080,156	3,506,459	2,931,329
Net expense reductions and amounts recaptured	(32,611)	(8,550)	(13,773)	(13,056)
Total expenses	8,321,725	2,071,606	3,492,686	2,918,273
Net investment income (loss)	26,350,670	18,696,599	22,813,397	10,097,362

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	26,869,099	(3,495,622)	(3,581,869)	12,141,634
Investments in affiliated issuers	—	(225)	16	—
Futures contracts	11,852,295	—	—	710,879
Written options	3,166,418	1,020,584	—	—
Swap contracts	6,931,186	(759,087)	—	(861,282)
Foreign currency transactions	(32,080,969)	126,818	(15,434)	(97,726)
	16,738,029	(3,107,532)	(3,597,287)	11,893,505

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	48,504,527	28,474,937	31,426,200	6,246,288
Investments in affiliated issuers	—	203	(904)	40
Futures contracts	(5,502,925)	—	—	(44,923)
Written options	(2,002,906)	(89,879)	—	—
Swap contracts	3,827,125	(324,144)	—	116,030
Translation of assets and liabilities in foreign currencies	(21,433,730)	(213,494)	16,420	1,933
	23,392,091	27,847,623	31,441,716	6,319,368
Net realized and unrealized gain (loss)	40,130,120	24,740,091	27,844,429	18,212,873

Increase (decrease) in net assets from operations	$66,480,790	$43,436,690	$50,657,826	$28,310,235

58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Interest	$10,090,845	$1,657,920	$92,019,068	$4,843,766
Dividends	—	—	—	11,250
Securities lending	—	—	9,636	—
Total investment income	10,090,845	1,657,920	92,028,704	4,855,016

Expenses
Investment management fees	16,186,744	2,743,008	17,432,063	931,145
Series I distribution and service fees	1,327,310	—	—	5,084
Series II distribution and service fees	1,893,635	—	—	190,855
Accounting and legal services fees	428,284	72,343	373,094	17,405
Professional fees	56,275	35,321	90,870	77,629
Printing and postage	46,030	13,836	20,764	662
Custodian fees	169,409	33,459	374,584	30,305
Trustees’ fees	61,085	9,752	50,516	2,048
Registration and filing fees	10,751	11,537	4,515	4,711
Interest expense	—	—	—	168,643
Other	43,288	10,551	51,863	5,347
Total expenses before reductions and amounts recaptured	20,222,811	2,929,807	18,398,269	1,433,834
Net expense reductions and amounts recaptured	(10,131,966)	(1,489,235)	(513,715)	(4,450)
Total expenses	10,090,845	1,440,572	17,884,554	1,429,384
Net investment income (loss)	—	217,348	74,144,150	3,425,632

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	199,067	24,326	65,376,145	3,433,012
Investments in affiliated issuers	—	—	5,746	—
Futures contracts	—	—	(4,841,404)	279,570
Written options	—	—	—	243,112
Swap contracts	—	—	—	388,752
Foreign currency transactions	—	—	2,585,945	(457,675)
	199,067	24,326	63,126,432	3,886,771

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	25,215,518	4,143,912
Investments in affiliated issuers	—	—	(366)	—
Futures contracts	—	—	535,418	(215,743)
Written options	—	—	—	(145,536)
Swap contracts	—	—	—	122,779
Translation of assets and liabilities in foreign currencies	—	—	(289,386)	(276,484)
	—	—	25,461,184	3,628,928
Net realized and unrealized gain (loss)	199,067	24,326	88,587,616	7,515,699

Increase (decrease) in net assets from operations	$199,067	$241,674	$162,731,766	$10,941,331

59

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Return Trust	Ultra Short Term Bond Trust
Interest	$9,814,172	$28,318,006	$97,971,281	$1,338,774
Dividends	—	2,051,641	271,102	—
Securities lending	569	—	—	—
Less foreign taxes withheld	—	(378,717)	—	—
Total investment income	9,814,741	29,990,930	98,242,383	1,338,774

Expenses
Investment management fees	3,140,137	2,934,800	23,712,601	706,507
Series I distribution and service fees	41,175	171,262	129,287	1,872
Series II distribution and service fees	172,245	188,598	728,836	304,286
Accounting and legal services fees	73,867	58,443	456,846	16,762
Professional fees	70,034	94,295	120,687	60,173
Printing and postage	11,405	10,215	50,256	8,252
Custodian fees	65,980	201,463	838,836	21,055
Trustees’ fees	9,409	7,213	61,824	2,289
Registration and filing fees	5,240	4,982	5,083	8,127
Interest expense	—	—	94,157	—
Other	14,085	11,863	153,877	7,464
Total expenses before reductions and amounts recaptured	3,603,577	3,683,134	26,352,290	1,136,787
Net expense reductions and amounts recaptured	(18,918)	(14,988)	(117,069)	(4,304)
Total expenses	3,584,659	3,668,146	26,235,221	1,132,483
Net investment income (loss)	6,230,082	26,322,784	72,007,162	206,291

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,961,237	(2,320,137)	81,269,358	(208,509)
Investments in affiliated issuers	239	—	—	—
Futures contracts	(1,239,498)	(1,172,346)	23,896,005	—
Written options	—	—	16,061,261	—
Swap contracts	—	—	10,984,281	—
Foreign currency transactions	—	884,846	(4,358,067)	—
	721,978	(2,607,637)	127,852,838	(208,509)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(510,833)	31,725,827	92,224,182	518,610
Investments in affiliated issuers	(3)	—	—	—
Futures contracts	13,176	155,448	(8,213,512)	—
Written options	—	—	(7,860,831)	—
Swap contracts	—	—	14,615,145	—
Translation of assets and liabilities in foreign currencies	—	(1,906,980)	(4,714,060)	—
	(497,660)	29,974,295	86,050,924	518,610
Net realized and unrealized gain (loss)	224,318	27,366,658	213,903,762	310,101

Increase (decrease) in net assets from operations	$6,454,400	$53,689,442	$285,910,924	$516,392

60

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Active Bond Trust		Bond Trust		Bond PS Series
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11[1]
From operations
Net investment income (loss)	$50,094,515	$61,843,342	$164,140,637	$157,668,695	$3,504,179	$749,798
Net realized gain (loss)	3,082,927	24,099,761	138,567,525	114,739,444	2,289,482	783,621
Change in net unrealized appreciation (depreciation)	64,012,441	(10,275,016)	137,612,705	30,172,082	3,969,690	(90,209)
Increase (decrease) in net assets resulting from operations	117,189,883	75,668,087	440,320,867	302,580,221	9,763,351	1,443,210
Distributions to shareholders
From net investment income
Series I	(2,481,842)	(3,700,366)	(6,692,514)	(5,538,929)	—	—
Series II	(11,004,777)	(15,508,069)	(16,204,326)	(14,570,904)	(10,877)	(26,502)
Series NAV	(38,190,059)	(48,854,974)	(194,638,811)	(167,540,966)	(3,488,302)	(1,072,387)
From net realized gain
Series I	(423,622)	—	(1,651,866)	—	—	—
Series II	(1,923,359)	—	(4,331,725)	—	—	(19,928)
Series NAV	(6,176,930)	—	(46,163,632)	(53,710,508)	—	(678,176)
Total distributions	(60,200,589)	(68,063,409)	(269,682,874)	(241,361,307)	(3,499,179)	(1,796,993)
From Portfolio share transactions	(52,750,154)	(95,566,946)	1,804,996,397	542,624,463	116,557,159	111,478,576
Total increase (decrease)	4,239,140	(87,962,268)	1,975,634,390	603,843,377	122,821,331	111,124,793

Net assets
Beginning of year	1,254,881,869	1,342,844,137	5,972,946,031	5,369,102,654	111,124,793	—
End of year	$1,259,121,009	$1,254,881,869	$7,948,580,421	$5,972,946,031	$233,946,124	$111,124,793

Undistributed net investment income (loss)	$13,657,997	$8,845,843	$75,257,710	$58,335,641	$1,692,809	—

	Core Bond Trust		Global Bond Trust		High Yield Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$32,174,844	$45,801,354	$26,350,670	$25,925,362	$18,696,599	$19,033,529
Net realized gain (loss)	79,279,197	69,887,823	16,738,029	76,897,062	(3,107,532)	(18,323,787)
Change in net unrealized appreciation (depreciation)	(1,324,483)	27,973,225	23,392,091	(14,550,283)	27,847,623	3,655,328
Increase (decrease) in net assets resulting from operations	110,129,558	143,662,402	66,480,790	88,272,141	43,436,690	4,365,070
Distributions to shareholders
From net investment income
Series I	(51,173)	(58,348)	(5,522,458)	(5,369,252)	(5,606,030)	(6,569,761)
Series II	(281,183)	(380,381)	(11,834,187)	(11,375,454)	(5,891,814)	(6,318,095)
Series NAV	(47,168,248)	(52,730,073)	(51,650,847)	(43,954,801)	(7,854,139)	(7,523,420)
From net realized gain
Series I	(50,587)	(42,327)	—	—	—	—
Series II	(284,398)	(427,547)	—	—	—	—
Series NAV	(44,787,807)	(62,097,870)	—	—	—	—
Total distributions	(92,623,396)	(115,736,546)	(69,007,492)	(60,699,507)	(19,351,983)	(20,411,276)
From Portfolio share transactions	39,309,555	(159,401,954)	7,130,005	(102,450,472)	(5,322,192)	(4,932,974)
Total increase (decrease)	56,815,717	(131,476,098)	4,603,303	(74,877,838)	18,762,515	(20,979,180)

Net assets
Beginning of year	1,691,157,942	1,822,634,040	959,419,355	1,034,297,193	237,887,926	258,867,106
End of year	$1,747,973,659	$1,691,157,942	$964,022,658	$959,419,355	$256,650,441	$237,887,926

Undistributed net investment income (loss)	$12,295,593	$16,049,845	$17,351,998	$63,406,971	$3,661,685	$3,951,216

1	Period from 4-28-11 (inception date) to 12-31-11.

61

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Income Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$22,813,397	$25,431,411	$10,097,362	$13,067,127	—	—
Net realized gain (loss)	(3,597,287)	11,880,872	11,893,505	16,486,484	$199,067	$278,653
Change in net unrealized appreciation (depreciation)	31,441,716	(25,310,127)	6,319,368	(169,247)	—	—
Increase (decrease) in net assets resulting from operations	50,657,826	12,002,156	28,310,235	29,384,364	199,067	278,653
Distributions to shareholders
From net investment income
Series I	—	—	(4,589,169)	(9,081,030)	—	—
Series II	—	—	(2,589,848)	(5,502,783)	—	—
Series NAV	(23,516,300)	(25,355,886)	(631,663)	(741,739)	—	—
From net realized gain
Series I	—	—	—	—	(205,115)	(2,252,168)
Series II	—	—	—	—	(57,422)	(797,739)
Total distributions	(23,516,300)	(25,355,886)	(7,810,680)	(15,325,552)	(262,537)	(3,049,907)
From Portfolio share transactions	(18,082,124)	(45,269,653)	(17,877,319)	(14,544,942)	(549,254,550)	76,822,594
Total increase (decrease)	9,059,402	(58,623,383)	2,622,236	(486,130)	(549,318,020)	74,051,340

Net assets
Beginning of year	405,152,728	463,776,111	379,887,769	380,373,899	3,849,430,318	3,775,378,978
End of year	$414,212,130	$405,152,728	$382,510,005	$379,887,769	$3,300,112,298	$3,849,430,318

Undistributed net investment income (loss)	$3,958,542	$4,501,725	$5,397,492	$1,961,906	—	—

	Money Market Trust B		New Income Trust		Real Return Bond Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$217,348	—	$74,144,150	$91,966,668	$3,425,632	$2,770,639
Net realized gain (loss)	24,326	$41,749	63,126,432	28,884,948	3,886,771	5,522,448
Change in net unrealized appreciation (depreciation)	—	—	25,461,184	47,683,411	3,628,928	5,796,640
Increase (decrease) in net assets resulting from operations	241,674	41,749	162,731,766	168,535,027	10,941,331	14,089,727
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(176,587)	(400,179)
Series II	—	—	—	—	(1,190,220)	(2,934,882)
Series NAV	(217,348)	—	(95,188,455)	(110,863,871)	(844,290)	(1,502,896)
From net realized gain
Series NAV	(37,539)	(518,353)	(14,855,531)	(7,245,512)	—	—
Total distributions	(254,887)	(518,353)	(110,043,986)	(118,109,383)	(2,211,097)	(4,837,957)
From Portfolio share transactions	(66,572,838)	(4,610,871)	29,026,288	(258,454,287)	(3,219,428)	(6,062,171)
Total increase (decrease)	(66,586,051)	(5,087,475)	81,714,068	(208,028,643)	5,510,806	3,189,599

Net assets
Beginning of year	608,293,022	613,380,497	2,771,178,773	2,979,207,416	129,388,833	126,199,234
End of year	$541,706,971	$608,293,022	$2,852,892,841	$2,771,178,773	$134,899,639	$129,388,833

Undistributed net investment income (loss)	—	—	$34,409,204	$28,708,569	$2,775,512	$1,289,343

62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Short Term Government Income Trust		Strategic Income Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$6,230,082	$7,130,314	$26,322,784	$29,702,013
Net realized gain (loss)	721,978	4,076,816	(2,607,637)	(3,446,345)
Change in net unrealized appreciation (depreciation)	(497,660)	4,948,826	29,974,295	(18,920,115)
Increase (decrease) in net assets resulting from operations	6,454,400	16,155,956	53,689,442	7,335,553
Distributions to shareholders
From net investment income
Series I	(1,284,827)	(2,158,617)	(23,819,868)	(35,713,291)
Series II	(918,236)	(1,678,220)	(4,787,003)	(8,373,575)
Series NAV	(7,049,519)	(9,560,507)	(2,172,310)	(2,808,411)
From net realized gain
Series I	—	(233,579)	—	—
Series II	—	(184,304)	—	—
Series NAV	—	(969,055)	—	—
Total distributions	(9,252,582)	(14,784,282)	(30,779,181)	(46,895,277)
From Portfolio share transactions	1,220,740	(51,965,376)	22,965,906	37,516,181
Total increase (decrease)	(1,577,442)	(50,593,702)	45,876,167	(2,043,543)

Net assets
Beginning of year	555,423,358	606,017,060	419,201,464	421,245,007
End of year	$553,845,916	$555,423,358	$465,077,631	$419,201,464
Undistributed net investment income (loss)	$3,709,829	$2,017,788	$8,073,530	$9,814,922

	Total Return Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$72,007,162	$70,895,175	$206,291	$284,599
Net realized gain (loss)	127,852,838	31,057,438	(208,509)	(273,873)
Change in net unrealized appreciation (depreciation)	86,050,924	36,503,227	518,610	(181,942)
Increase (decrease) in net assets resulting from operations	285,910,924	138,455,840	516,392	(171,216)
Distributions to shareholders
From net investment income
Series I	(4,879,548)	(12,533,940)	(64,211)	(47,787)
Series II	(5,189,761)	(12,427,652)	(1,238,054)	(1,604,677)
Series NAV	(59,270,502)	(125,164,975)	(38,540)	(37,120)
From net realized gain
Series I	—	(11,081,232)	—	—
Series II	—	(11,580,730)	—	—
Series NAV	—	(108,053,365)	—	—
Total distributions	(69,339,811)	(280,841,894)	(1,340,805)	(1,689,584)
From Portfolio share transactions	(164,103,007)	(144,563,230)	2,505,782	76,700,771
Total increase (decrease)	52,468,106	(286,949,284)	1,681,369	74,839,971

Net assets
Beginning of year	3,419,263,100	3,706,212,384	136,920,158	62,080,187
End of year	$3,471,731,206	$3,419,263,100	$138,601,527	$136,920,158
Undistributed net investment income (loss)	$74,649,352	$43,428,813	$601,446	—

63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statement of Cash Flows

Real Return Bond Trust For the year ended December 31, 2012
Cash flows from operating activities
Net increase in net assets from operations	$10,941,331
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(89,811,136)
Long-term investments sold	94,106,727
Net purchases in short-term investments	(52,672,383)
Net amortization of premium (discount)	(2,083,903)
Decrease in foreign currency	5,189
Increase in cash held at broker for futures contracts	(6,000)
Increase in cash collateral for swap contracts	(15,001)
Decrease in unrealized appreciation/depreciation for forward foreign currency exchange contracts	454,294
Decrease in dividends and interest receivable	680,085
Increase in unrealized appreciation/depreciation of swap contracts	(145,674)
Decrease in receivable for futures variation margin	24,502
Increase in other assets	(220,482)
Decrease in payable for collateral held by Portfolio	(370,690)
Increase in payable for investments purchased	12,127
Decrease in payable for delayed delivery securities purchased	(60,750,969)
Increase in payable for written options	99,926
Increase in payable for futures variation margin	8,210
Decrease in payable to affiliates	(412)
Decrease in other liabilities and accrued expenses	(44,819)
Net change in unrealized (appreciation) depreciation on investments	(4,143,912)
Net realized gain on investments	(3,433,012)
Net cash used in operating activities	($107,366,002)

Cash flows from financing activities
Payable for due to custodian	$16,547
Borrowings under sale-buybacks	1,362,663,622
Repayments of sale-buybacks	(1,361,604,502)
Increase in payable for sale-buybacks	110,227,935
Portfolio shares sold	40,678,368
Portfolio shares repurchased	(46,108,893)
Increase in receivable for Portfolio shares sold	(11,442)
Increase in payable for Portfolio shares repurchased	1,274,159
Net cash provided by financing activities	$107,135,794

Net decrease in cash	($230,208)

Cash at beginning of period	$230,208

Cash at end of period	—

Supplemental disclosure of cash flow information:
Cash paid for interest	$168,643
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	($2,211,097)

64

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2012	9.72	0.40	[2]	0.54	0.94	(0.43)	(0.07)	—	(0.50)	10.16	9.71		0.69		0.68		3.97		60		86
12-31-2011	9.71	0.48	[2]	0.08	0.56	(0.55)	—	—	(0.55)	9.72	5.81		0.68		0.68		4.73		67		101
12-31-2010	9.20	0.56	[2]	0.70	1.26	(0.75)	—	—	(0.75)	9.71	13.85		0.69		0.69		5.68		77		53
12-31-2009	7.91	0.56	[2]	1.38	1.94	(0.65)	—	—	(0.65)	9.20	24.80		0.68		0.68		6.33		83		78
12-31-2008	9.40	0.49	[2]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)		0.69		0.69		5.36		79		100
SERIES II
12-31-2012	9.74	0.38	[2]	0.54	0.92	(0.41)	(0.07)	—	(0.48)	10.18	9.48		0.89		0.88		3.78		279		86
12-31-2011	9.72	0.46	[2]	0.09	0.55	(0.53)	—	—	(0.53)	9.74	5.70		0.88		0.88		4.54		298		101
12-31-2010	9.20	0.54	[2]	0.71	1.25	(0.73)	—	—	(0.73)	9.72	13.71		0.89		0.89		5.49		363		53
12-31-2009	7.91	0.54	[2]	1.38	1.92	(0.63)	—	—	(0.63)	9.20	24.54		0.88		0.88		6.12		365		78
12-31-2008	9.40	0.47	[2]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)		0.89		0.89		5.15		315		100
SERIES NAV
12-31-2012	9.73	0.41	[2]	0.53	0.94	(0.43)	(0.07)	—	(0.50)	10.17	9.76		0.64		0.63		4.02		920		86
12-31-2011	9.71	0.48	[2]	0.10	0.58	(0.56)	—	—	(0.56)	9.73	5.97		0.63		0.63		4.76		889		101
12-31-2010	9.20	0.57	[2]	0.70	1.27	(0.76)	—	—	(0.76)	9.71	13.91		0.64		0.64		5.75		903		53
12-31-2009	7.91	0.56	[2]	1.39	1.95	(0.66)	—	—	(0.66)	9.20	24.86		0.63		0.63		6.39		1,342		78
12-31-2008	9.40	0.49	[2]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)		0.64		0.64		5.44		1,685		100
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Bond Trust
SERIES I
12-31-2012	13.62	0.31	[2]	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34		0.65		0.64		2.23		244		114
12-31-2011[3]	13.87	0.02	[2]	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75	[4]	0.66	[5]	0.65	[5]	0.75	[5]	230		108	[6]
SERIES II
12-31-2012	13.64	0.29	[2]	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12		0.85		0.84		2.03		634		114
12-31-2011[3]	13.87	0.01	[2]	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73	[4]	0.86	[5]	0.85	[5]	0.55	[5]	642		108	[6]
SERIES NAV
12-31-2012	13.62	0.32	[2]	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31		0.60		0.59		2.26		7,070		114
12-31-2011	13.48	0.41	[2]	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58		0.61		0.60		2.96		5,101		108	[6]
12-31-2010	12.88	0.40	[2]	0.46	0.86	(0.26)	— [7]	—	(0.26)	13.48	6.65		0.62		0.62		2.99		5,369		99
12-31-2009[8]	12.50	0.18	[2]	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24	[4]	0.67	[5]	0.67	[5]	3.31	[5]	1,429		67
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The inception date for Series I and Series II shares is 10-31-11. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Less than $0.005 per share. 8. The inception date for Class NAV shares is 7-29-09.

Bond PS Series
SERIES II
12-31-2012	12.66	0.26		0.46	0.72	(0.18)	—	—	(0.18)	13.20	5.67		0.90		0.91		1.98		—	[2]	107
12-31-2011[3]	12.50	0.18	[4]	0.18	0.36	(0.11)	(0.09)	—	(0.20)	12.66	2.88	[5]	1.16	[6]	0.98	[6]	2.05	[6]	2		114
SERIES NAV
12-31-2012	12.65	0.26		0.49	0.75	(0.20)	—	—	(0.20)	13.20	5.96		0.65		0.66		1.97		234		107
12-31-2011[3]	12.50	0.18	[4]	0.20	0.38	(0.14)	(0.09)	—	(0.23)	12.65	2.98	[5]	0.83	[6]	0.73	[6]	2.12	[6]	109		114
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Less than $500,000. 3. The inception date for Series II and Series NAV shares is 4-28-11. 4. Based on the average daily shares outstanding. 5. Not annualized. 6. Annualized.

65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Core Bond Trust
SERIES I
12-31-2012	13.83	0.25	[2]	0.64	0.89	(0.39)	(0.37)	—	(0.76)	13.96	6.47	0.67	0.67	1.79	2	367
12-31-2011	13.68	0.35	[2]	0.77	1.12	(0.44)	(0.53)	—	(0.97)	13.83	8.32	0.67	0.67	2.51	2	436
12-31-2010	13.24	0.37	[2]	0.56	0.93	(0.37)	(0.12)	—	(0.49)	13.68	7.08	0.68	0.68	2.71	1	562
12-31-2009	12.33	0.48	[2]	0.74	1.22	(0.31)	—	—	(0.31)	13.24	9.93	0.74	0.74	3.72	2	461
12-31-2008	12.55	0.56	[2]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	0.85	0.85	4.52	1	467
SERIES II
12-31-2012	13.82	0.23	[2]	0.63	0.86	(0.36)	(0.37)	—	(0.73)	13.95	6.27	0.87	0.87	1.60	12	367
12-31-2011	13.68	0.33	[2]	0.75	1.08	(0.41)	(0.53)	—	(0.94)	13.82	8.04	0.87	0.87	2.33	14	436
12-31-2010	13.23	0.34	[2]	0.57	0.91	(0.34)	(0.12)	—	(0.46)	13.68	6.92	0.88	0.88	2.47	14	562
12-31-2009	12.33	0.46	[2]	0.72	1.18	(0.28)	—	—	(0.28)	13.23	9.61	0.93	0.93	3.53	12	461
12-31-2008	12.54	0.53	[2]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	1.03	1.03	4.28	9	467
SERIES NAV
12-31-2012	13.78	0.26	[2]	0.63	0.89	(0.39)	(0.37)	—	(0.76)	13.91	6.54	0.62	0.62	1.84	1,734	367
12-31-2011	13.64	0.36	[2]	0.76	1.12	(0.45)	(0.53)	—	(0.98)	13.78	8.32	0.62	0.62	2.59	1,676	436
12-31-2010	13.20	0.37	[2]	0.57	0.94	(0.38)	(0.12)	—	(0.50)	13.64	7.17	0.63	0.63	2.68	1,808	562
12-31-2009	12.30	0.47	[2]	0.75	1.22	(0.32)	—	—	(0.32)	13.20	9.94	0.65	0.65	3.64	1,086	461
12-31-2008	12.52	0.57	[2]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	0.77	0.77	4.50	253	467
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Global Bond Trust
SERIES I
12-31-2012[2]	13.23	0.36	[3]	0.55	0.91	(0.98)	—	—	(0.98)	13.16	7.03	0.86	0.86	2.71	75	131
12-31-2011	12.92	0.35	[3]	0.82	1.17	(0.86)	—	—	(0.86)	13.23	9.08	0.82	0.81	2.60	82	103
12-31-2010	12.14	0.32	[3]	0.92	1.24	(0.46)	—	—	(0.46)	12.92	10.30	0.83	0.83	2.50	91	394
12-31-2009	14.44	0.47	[3]	1.11	1.58	(1.79)	(2.09)	—	(3.88)	12.14	15.39	0.83	0.83	3.76	96	280
12-31-2008	15.20	0.72	[3]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)	0.89	0.89	4.69	99	487
SERIES II
12-31-2012[2]	13.14	0.33	[3]	0.55	0.88	(0.98)	—	—	(0.98)	13.04	6.81	1.06	1.06	2.51	164	131
12-31-2011	12.84	0.32	[3]	0.82	1.14	(0.84)	—	—	(0.84)	13.14	8.85	1.02	1.01	2.40	175	103
12-31-2010	12.06	0.29	[3]	0.92	1.21	(0.43)	—	—	(0.43)	12.84	10.12	1.03	1.03	2.30	195	394
12-31-2009	14.37	0.44	[3]	1.10	1.54	(1.76)	(2.09)	—	(3.85)	12.06	15.14	1.03	1.03	3.54	195	280
12-31-2008	15.15	0.68	[3]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)	1.09	1.09	4.48	172	487
SERIES NAV
12-31-2012[2]	13.18	0.37	[3]	0.55	0.92	(0.98)	—	—	(0.98)	13.12	7.15	0.81	0.81	2.76	724	131
12-31-2011	12.88	0.35	[3]	0.82	1.17	(0.87)	—	—	(0.87)	13.18	9.08	0.77	0.76	2.65	703	103
12-31-2010	12.10	0.32	[3]	0.93	1.25	(0.47)	—	—	(0.47)	12.88	10.40	0.78	0.78	2.55	749	394
12-31-2009	14.41	0.47	[3]	1.10	1.57	(1.79)	(2.09)	—	(3.88)	12.10	15.41	0.78	0.78	3.80	647	280
12-31-2008	15.16	0.72	[3]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)	0.84	0.84	4.72	602	487
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 202%. The Portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.14% and the ratio of expenses to average net assets by 0.02%. 3. Based on the average daily shares outstanding.

66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
SERIES I
12-31-2012	5.46	0.44	[2]	0.58	1.02	(0.47)	—	—	(0.47)	6.01	18.99	0.77	0.77	7.39	75	80
12-31-2011	5.94	0.47	[2]	(0.42)	0.05	(0.53)	—	—	(0.53)	5.46	0.90	0.77	0.76	7.68	74	91	[3]
12-31-2010	8.17	0.70	[2]	0.38	1.08	(3.31)[4]	—	—	(3.31)	5.94	13.78	0.75	0.75	8.28	86	58	[3]
12-31-2009	5.89	0.81	[2]	2.35	3.16	(0.88)	—	—	(0.88)	8.17	54.51	0.75	0.75	11.16	88	93
12-31-2008	9.50	0.86	[2]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)	0.77	0.77	9.96	63	61
SERIES II
12-31-2012	5.54	0.43	[2]	0.60	1.03	(0.46)	—	—	(0.46)	6.11	18.87	0.97	0.97	7.20	82	80
12-31-2011	6.02	0.46	[2]	(0.42)	0.04	(0.52)	—	—	(0.52)	5.54	0.67	0.97	0.96	7.46	81	91	[3]
12-31-2010	8.24	0.68	[2]	0.39	1.07	(3.29)[4]	—	—	(3.29)	6.02	13.54	0.95	0.95	8.05	89	58	[3]
12-31-2009	5.93	0.81	[2]	2.36	3.17	(0.86)	—	—	(0.86)	8.24	54.36	0.95	0.95	10.92	100	93
12-31-2008	9.55	0.85	[2]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)	0.97	0.97	9.78	57	61
SERIES NAV
12-31-2012	5.41	0.44	[2]	0.57	1.01	(0.47)	—	—	(0.47)	5.95	19.06	0.72	0.72	7.44	100	80
12-31-2011	5.88	0.47	[2]	(0.41)	0.06	(0.53)	—	—	(0.53)	5.41	1.13	0.72	0.71	7.77	83	91	[3]
12-31-2010	8.12	0.73	[2]	0.35	1.08	(3.32)[4]	—	—	(3.32)	5.88	13.74	0.70	0.70	8.58	84	58	[3]
12-31-2009	5.86	0.81	[2]	2.33	3.14	(0.88)	—	—	(0.88)	8.12	54.50	0.70	0.70	11.23	1,698	93
12-31-2008	9.46	0.86	[2]	(3.65)	(2.79)	(0.81)	—	—	(0.81)	5.86	(29.48)	0.72	0.72	10.17	1,404	61
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity. 4. The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date.

Income Trust
SERIES NAV
12-31-2012	10.18	0.60	[2]	0.73	1.33	(0.65)	—	—	(0.65)	10.86	13.23	0.86	0.85	5.56	414	24
12-31-2011	10.57	0.62	[2]	(0.34)	0.28	(0.67)	—	—	(0.67)	10.18	2.72	0.85	0.85	5.76	405	23
12-31-2010	10.09	0.64	[2]	0.62	1.26	(0.78)	—	—	(0.78)	10.57	12.71	0.85	0.85	6.17	464	37
12-31-2009	8.06	0.76	[2]	2.02	2.78	(0.75)	—	—	(0.75)	10.09	35.07	0.86	0.86	8.33	469	61
12-31-2008	12.13	0.70	[2]	(4.18)	(3.48)	(0.59)	—	—	(0.59)	8.06	(28.64)	0.87	0.87	6.59	380	42
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Investment Quality Bond Trust
SERIES I
12-31-2012	11.71	0.32	[2]	0.57	0.89	(0.26)	—	—	(0.26)	12.34	7.59	0.68	0.68	2.66	220	77
12-31-2011	11.30	0.41	[2]	0.50	0.91	(0.50)	—	—	(0.50)	11.71	8.07	0.68	0.68	3.49	222	62
12-31-2010	11.09	0.50	[2]	0.32	0.82	(0.61)	—	—	(0.61)	11.30	7.45	0.69	0.69	4.33	207	30
12-31-2009	10.36	0.50	[2]	0.78	1.28	(0.55)	—	—	(0.55)	11.09	12.45	0.70	0.70	4.60	191	20
12-31-2008	11.30	0.56	[2]	(0.75)	(0.19)	(0.75)	—	—	(0.75)	10.36	(1.67)	0.73	0.73	5.08	139	105
SERIES II
12-31-2012	11.72	0.30	[2]	0.56	0.86	(0.23)	—	—	(0.23)	12.35	7.37	0.88	0.88	2.46	137	77
12-31-2011	11.31	0.39	[2]	0.49	0.88	(0.47)	—	—	(0.47)	11.72	7.85	0.88	0.88	3.32	140	62
12-31-2010	11.09	0.48	[2]	0.32	0.80	(0.58)	—	—	(0.58)	11.31	7.30	0.89	0.89	4.13	157	30
12-31-2009	10.37	0.48	[2]	0.76	1.24	(0.52)	—	—	(0.52)	11.09	12.09	0.90	0.90	4.40	163	20
12-31-2008	11.29	0.54	[2]	(0.73)	(0.19)	(0.73)	—	—	(0.73)	10.37	(1.72)	0.93	0.93	4.88	113	105
SERIES NAV
12-31-2012	11.67	0.33	[2]	0.56	0.89	(0.26)	—	—	(0.26)	12.30	7.66	0.63	0.63	2.69	26	77
12-31-2011	11.27	0.41	[2]	0.49	0.90	(0.50)	—	—	(0.50)	11.67	8.05	0.63	0.63	3.54	18	62
12-31-2010	11.06	0.52	[2]	0.31	0.83	(0.62)	—	—	(0.62)	11.27	7.53	0.64	0.64	4.50	17	30
12-31-2009	10.34	0.50	[2]	0.77	1.27	(0.55)	—	—	(0.55)	11.06	12.43	0.65	0.65	4.67	77	20
12-31-2008	11.27	0.57	[2]	(0.74)	(0.17)	(0.76)	—	—	(0.76)	10.34	(1.52)	0.68	0.68	5.14	99	105
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

67

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations						Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
SERIES I
12-31-2012	1.00	—		—	[2]	—		—	— [2]	—	— [2]	1.00	0.01	0.55		0.30		—	2,599	—
12-31-2011	1.00	—		—	[2]	—	[2]	—	— [2]	—	— [2]	1.00	0.07	0.55		0.17		—	2,927	—
12-31-2010	1.00	—		—		—		—	— [2]	—	— [2]	1.00	—	0.55		0.29		—	2,889	—
12-31-2009[3]	1.00	—	[2,4]	—		—	[2]	— [2]	—	—	— [2]	1.00	0.20	0.57		0.53		0.19	3,383	—
12-31-2008[3]	1.00	0.02	[4]	—		0.02		(0.02)	—	—	(0.02)	1.00	1.76	0.58		0.58		1.66	3,708	—
SERIES II
12-31-2012	1.00	—		—	[2]	—		—	— [2]	—	— [2]	1.00	0.01	0.75		0.30		—	701	—
12-31-2011	1.00	—		—	[2]	—	[2]	—	— [2]	—	— [2]	1.00	0.07	0.75		0.17		—	923	—
12-31-2010	1.00	—		—		—		—	— [2]	—	— [2]	1.00	—	0.75		0.29		—	886	—
12-31-2009[3]	1.00	—	[2,4]	—		—	[2]	— [2]	—	—	— [2]	1.00	0.08	0.77		0.66		0.07	1,221	—
12-31-2008[3]	1.00	0.02	[4]	—		0.02		(0.02)	—	—	(0.02)	1.00	1.56	0.78		0.78		1.36	1,503	—
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Less than $0.005 per share. 3. Per share amounts have been restated to reflect a 10-1 share split effective 6-1-10. 4. Based on the average daily shares outstanding.

Money Market Trust B
SERIES NAV
12-31-2012	1.00	—	[2,3]	—	[3]	—	[3]	— [3]	— [3]	—	— [3]	1.00	0.05	0.53		0.26		0.04	542	—
12-31-2011	1.00	—	[2]	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.08	0.52		0.19		—	608	—
12-31-2010	1.00	—	[2,3]	—		—	[3]	— [3]	—	—	— [3]	1.00	0.05	0.53		0.27		0.05	613	—
12-31-2009	1.00	—	[2,3]	—		—	[3]	— [3]	—	—	— [3]	1.00	0.48	0.54		0.29		0.46	662	—
12-31-2008	1.00	0.02	[2]	—		0.02		(0.02)	—	—	(0.02)	1.00	2.11	0.53		0.29		1.97	963	—
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share.
New Income Trust
SERIES NAV
12-31-2012	13.55	0.36	[2]	0.43		0.79		(0.47)	(0.07)	—	(0.54)	13.80	5.91	0.65		0.63		2.60	2,853	77
12-31-2011	13.36	0.43	[2]	0.35		0.78		(0.56)	(0.03)	—	(0.59)	13.55	5.91	0.65		0.63		3.17	2,771	65
12-31-2010	12.83	0.43	[2]	0.46		0.89		(0.36)	—	—	(0.36)	13.36	6.96	0.68		0.66		3.19	2,979	87
12-31-2009	11.23	0.58	[2]	1.45		2.03		(0.43)	—	—	(0.43)	12.83	18.09	0.79		0.77		4.74	1,834	100
12-31-2008	13.31	0.61	[2]	(1.84)		(1.23)		(0.79)	(0.06)	—	(0.85)	11.23	(9.30)	0.86	[3]	0.84	[3]	4.76	1,053	69
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84% for the year ended 12-31-08.

Real Return Bond Trust
SERIES I
12-31-2012[2]	12.49	0.35	[3]	0.75		1.10		(0.23)	—	—	(0.23)	13.36	8.86	0.98		0.98		2.67	10	53
12-31-2011	11.59	0.28	[3]	1.11		1.39		(0.49)	—	—	(0.49)	12.49	12.02	0.83		0.83		2.27	10	496
12-31-2010	11.98	0.18	[3]	0.85		1.03		(1.42)	—	—	(1.42)	11.59	8.83	0.81		0.81		1.46	10	614
12-31-2009	11.66	0.32	[3]	1.80		2.12		(1.08)	(0.72)	—	(1.80)	11.98	19.47	0.77		0.77		2.66	8	572
12-31-2008	13.54	0.49	[3]	(1.96)		(1.47)		(0.08)	(0.33)	—	(0.41)	11.66	(11.28)	0.83		0.83		3.69	9	1,032
SERIES II
12-31-2012[2]	12.35	0.32	[3]	0.74		1.06		(0.21)	—	—	(0.21)	13.20	8.58	1.18		1.18		2.47	73	53
12-31-2011	11.46	0.25	[3]	1.10		1.35		(0.46)	—	—	(0.46)	12.35	11.86	1.03		1.03		2.10	78	496
12-31-2010	11.85	0.16	[3]	0.84		1.00		(1.39)	—	—	(1.39)	11.46	8.67	1.01		1.01		1.29	86	614
12-31-2009	11.55	0.29	[3]	1.78		2.07		(1.05)	(0.72)	—	(1.77)	11.85	19.22	0.97		0.97		2.44	95	572
12-31-2008	13.45	0.46	[3]	(1.96)		(1.50)		(0.07)	(0.33)	—	(0.40)	11.55	(11.54)	1.03		1.03		3.50	87	1,032
SERIES NAV
12-31-2012[2]	12.33	0.35	[3]	0.74		1.09		(0.24)	—	—	(0.24)	13.18	8.86	0.93		0.93		2.73	52	53
12-31-2011	11.44	0.28	[3]	1.10		1.38		(0.49)	—	—	(0.49)	12.33	12.15	0.78		0.78		2.34	41	496
12-31-2010	11.85	0.20	[3]	0.82		1.02		(1.43)	—	—	(1.43)	11.44	8.81	0.76		0.76		1.54	30	614
12-31-2009	11.55	0.32	[3]	1.78		2.10		(1.08)	(0.72)	—	(1.80)	11.85	19.54	0.72		0.72		2.72	295	572
12-31-2008	13.42	0.48	[3]	(1.94)		(1.46)		(0.08)	(0.33)	—	(0.41)	11.55	(11.30)	0.78		0.78		3.71	967	1,032
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Fund has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 856%. The Fund also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.18, the ratio of net investment income to average net assets by 1.36% and the ratio of expenses to average net assets by 0.13%. 3. Based on the average daily shares outstanding.

68

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Trust
SERIES I
12-31-2012	12.93	0.14	[2]	0.02	0.16	(0.22)	—	—	(0.22)	12.87	1.21	0.65		0.65		1.10		76	71
12-31-2011	12.92	0.16	[2]	0.20	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.77	0.65		0.65		1.22		89	88
12-31-2010[3]	12.88	0.09	[2]	0.15	0.24	(0.20)	—	—	(0.20)	12.92	1.86 [4]	0.66	[5]	0.66	[5]	1.00	[5]	106	130	[6]
SERIES II
12-31-2012	12.94	0.12	[2]	0.01	0.13	(0.19)	—	—	(0.19)	12.88	1.01	0.85		0.85		0.90		61	71
12-31-2011	12.93	0.13	[2]	0.20	0.33	(0.29)	(0.03)	—	(0.32)	12.94	2.56	0.85		0.85		1.02		77	88
12-31-2010[3]	12.88	0.07	[2]	0.15	0.22	(0.17)	—	—	(0.17)	12.93	1.74 [4]	0.86	[5]	0.86	[5]	0.80	[5]	86	130	[6]
SERIES NAV
12-31-2012	12.93	0.15	[2]	— [9]	0.15	(0.22)	—	—	(0.22)	12.86	1.18	0.60		0.60		1.14		417	71
12-31-2011	12.92	0.17	[2]	0.19	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.82	0.60		0.60		1.27		390	88
12-31-2010	12.71	0.18	[2]	0.23	0.41	(0.20)	—	—	(0.20)	12.92	3.28	0.63		0.63	[7]	1.39		413	130	[6]
12-31-2009[8]	12.50	0.16	[2]	0.09	0.25	(0.04)	—	—	(0.04)	12.71	1.96	0.76		0.73		1.25		160	114
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. The inception date for Series I and Series II shares is 4-30-10. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Includes the impact of expense recapture which amounted to less than 0.005% of average net assets. 8. The inception date for Class NAV shares is 1-2-09. 9. Less than $0.005 per share.

Strategic Income Opportunities Trust
SERIES I
12-31-2012	12.75	0.80	[2]	0.82	1.62	(0.93)	—	—	(0.93)	13.44	12.86	0.79		0.79		5.91		359	44
12-31-2011	14.00	0.97	[2]	(0.70)	0.27	(1.52)	—	—	(1.52)	12.75	2.02	0.78		0.78		6.87		318	50
12-31-2010	13.31	1.16	[2]	0.92	2.08	(1.39)	—	—	(1.39)	14.00	15.89	0.82		0.82		8.25		307	68	[3]
12-31-2009	11.20	0.95	[2]	1.97	2.92	(0.81)	—	—	(0.81)	13.31	26.66	0.85	[4]	0.85	[4]	7.67	[4]	28	87
12-31-2008	13.73	0.81	[2]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)	0.82		0.81		6.17		16	40
SERIES II
12-31-2012	12.78	0.77	[2]	0.82	1.59	(0.90)	—	—	(0.90)	13.47	12.61	0.99		0.99		5.72		73	44
12-31-2011	14.02	0.94	[2]	(0.69)	0.25	(1.49)	—	—	(1.49)	12.78	1.89	0.98		0.98		6.67		75	50
12-31-2010	13.33	1.16	[2]	0.89	2.05	(1.36)	—	—	(1.36)	14.02	15.61	1.02		1.02		8.01		91	68	[3]
12-31-2009	11.22	0.92	[2]	1.98	2.90	(0.79)	—	—	(0.79)	13.33	26.34	1.05	[4]	1.05	[4]	7.43	[4]	14	87
12-31-2008	13.74	0.78	[2]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)	1.02		1.01		5.89		10	40
SERIES NAV
12-31-2012	12.72	0.80	[2]	0.82	1.62	(0.93)	—	—	(0.93)	13.41	12.95	0.74		0.74		5.95		33	44
12-31-2011	13.97	0.97	[2]	(0.69)	0.28	(1.53)	—	—	(1.53)	12.72	2.08	0.73		0.73		6.91		26	50
12-31-2010	13.29	1.18	[2]	0.90	2.08	(1.40)	—	—	(1.40)	13.97	15.90	0.77		0.77		8.36		23	68	[3]
12-31-2009	11.18	0.94	[2]	1.99	2.93	(0.82)	—	—	(0.82)	13.29	26.77	0.80	[4]	0.80	[4]	7.64	[4]	504	87
12-31-2008	13.71	0.82	[2]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)	0.77		0.76		6.23		518	40
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity. 4. Tax expense was 0.04% of average net assets for Series I, Series II and Series NAV. This expense decreased the net investment income (loss) by less than $0.01 for Series I and by $0.01 for Series II and Series NAV and the net investment income (loss) ratio by 0.04%.

69

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Return Trust
SERIES I
12-31-2012[2]	13.81	0.30	[3]	0.87	1.17	(0.29)	—	—	(0.29)	14.69	8.49	0.78		0.78		2.04		242	144
12-31-2011	14.46	0.28	[3]	0.27	0.55	(0.63)	(0.57)	—	(1.20)	13.81	3.84	0.78		0.78		1.97		284	280
12-31-2010	13.99	0.28	[3]	0.79	1.07	(0.35)	(0.25)	—	(0.60)	14.46	7.72	0.77		0.77		1.94		329	545
12-31-2009	13.47	0.49	[3]	1.25	1.74	(0.56)	(0.66)	—	(1.22)	13.99	13.59	0.77		0.77		3.52		348	244
12-31-2008	13.92	0.57	[3]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	0.80		0.79		4.10		327	145
SERIES II
12-31-2012[2]	13.80	0.26	[3]	0.88	1.14	(0.26)	—	—	(0.26)	14.68	8.28	0.98		0.98		1.84		279	144
12-31-2011	14.44	0.25	[3]	0.28	0.53	(0.60)	(0.57)	—	(1.17)	13.80	3.71	0.98		0.98		1.76		291	280
12-31-2010	13.97	0.25	[3]	0.79	1.04	(0.32)	(0.25)	—	(0.57)	14.44	7.48	0.97		0.97		1.74		345	545
12-31-2009	13.46	0.45	[3]	1.25	1.70	(0.53)	(0.66)	—	(1.19)	13.97	13.28	0.97		0.97		3.30		344	244
12-31-2008	13.90	0.54	[3]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	1.00		0.99		3.90		264	145
SERIES NAV
12-31-2012[2]	13.76	0.30	[3]	0.88	1.18	(0.30)	—	—	(0.30)	14.64	8.57	0.73		0.73		2.09		2,951	144
12-31-2011	14.41	0.29	[3]	0.27	0.56	(0.64)	(0.57)	—	(1.21)	13.76	3.90	0.73		0.73		2.01		2,845	280
12-31-2010	13.94	0.29	[3]	0.79	1.08	(0.36)	(0.25)	—	(0.61)	14.41	7.81	0.72		0.72		1.99		3,032	545
12-31-2009	13.43	0.48	[3]	1.26	1.74	(0.57)	(0.66)	—	(1.23)	13.94	13.62	0.72		0.72		3.47		2,582	244
12-31-2008	13.88	0.57	[3]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	0.75		0.74		4.15		1,522	145
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 262%. The Portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.01, the ratio of net investment income to average net assets by 0.04% and the ratio of expenses to average net assets by less than 0.005%. 3. Based on the average daily shares outstanding.

Ultra Short Term Bond Trust
SERIES I
12-31-2012	12.20	0.04	[2]	0.03	0.07	(0.14)	—	—	(0.14)	12.13	0.54	0.70		0.69		0.34		8	196
12-31-2011	12.36	0.06	[2]	(0.05)	0.01	(0.17)	—	—	(0.17)	12.20	0.12	0.69		0.72	[3]	0.49		3	171
12-31-2010[4]	12.50	0.03	[2]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.16)[5]	0.88	[6]	0.75	[6]	0.60	[6]	2	56
SERIES II
12-31-2012	12.20	0.02	[2]	0.03	0.05	(0.12)	—	—	(0.12)	12.13	0.37	0.90		0.89		0.15		127	196
12-31-2011	12.36	0.04	[2]	(0.05)	(0.01)	(0.15)	—	—	(0.15)	12.20	(0.08)	0.89		0.92	[3]	0.29		131	171
12-31-2010[4]	12.50	0.02	[2]	(0.05)	(0.03)	(0.11)	—	—	(0.11)	12.36	(0.24)[5]	1.08	[6]	0.95	[6]	0.44	[6]	59	56
SERIES NAV
12-31-2012	12.19	0.05	[2]	0.03	0.08	(0.14)	—	—	(0.14)	12.13	0.66	0.65		0.64		0.39		4	196
12-31-2011	12.36	0.06	[2]	(0.05)	0.01	(0.18)	—	—	(0.18)	12.19	0.09	0.64		0.67	[3]	0.53		3	171
12-31-2010[4]	12.50	0.03	[2]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.13)[5]	0.83	[6]	0.70	[6]	0.63	[6]	1	56
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Includes the impact of expense recapture which amounted to 0.03% of average net assets. 4. The inception date for Series I, Series II and Series NAV shares is 7-29-10. 5. Not annualized. 6. Annualized.

70

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the Portfolios), sixteen of which are presented in this report.

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the Portfolios use the following valuation techniques: Equity securities held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Portfolios’ Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Portfolios may use a fair valuation model to value non-U.S. securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2012, by major security category or type:

	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government & Agency Obligations	$347,198,352	—	$347,198,352	—
Foreign Government Obligations	8,506,252	—	8,506,252	—
Corporate Bonds	514,225,818	—	512,554,688	$1,671,130
Capital Preferred Securities	14,580,430	—	14,580,430	—
Convertible Bonds	784,600	—	784,600	—
Term Loans	4,088,529	—	4,088,529	—
Municipal Bonds	8,184,868	—	8,184,868	—
Collateralized Mortgage Obligations	270,005,284	—	269,334,241	671,043
Asset Backed Securities	42,031,940	—	40,639,333	1,392,607
Common Stocks	49,358	—	1,469	47,889
Preferred Securities	10,764,024	$7,425,930	2,031,376	1,306,718
Securities Lending Collateral	10,917,088	10,917,088	—	—
Short-Term Investments	66,800,639	39,249,639	27,551,000	—
Total Investments in Securities	$1,298,137,182	$57,592,657	$1,235,455,138	$5,089,387
Other Financial Instruments:
Futures	($19,301)	($19,301)	—	—

71

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Bond Trust
U.S. Government & Agency Obligations	$3,875,919,163	—	$3,875,919,163	—
Foreign Government Obligations	9,030,661	—	9,030,661	—
Corporate Bonds	2,780,319,878	—	2,780,319,878	—
Municipal Bonds	15,619,319	—	15,619,319	—
Capital Preferred Securities	76,734,677	—	76,734,677	—
Collateralized Mortgage Obligations	945,455,585	—	945,455,585	—
Asset Backed Securities	8,172,227	—	8,172,227	—
Preferred Securities	14,818,615	$14,818,615	—	—
Securities Lending Collateral	172,992,668	172,992,668	—	—
Short-Term Investments	205,865,000	—	205,865,000	—
Total Investments in Securities	$8,104,927,793	$187,811,283	$7,917,116,510	—

Core Bond Trust
U.S. Government & Agency Obligations	$851,698,995	—	$851,698,995	—
Foreign Government Obligations	22,129,457	—	22,129,457	—
Corporate Bonds	468,820,543	—	468,820,543	—
Municipal Bonds	21,255,139	—	21,255,139	—
Collateralized Mortgage Obligations	214,299,862	—	214,299,862	—
Asset Backed Securities	247,241,154	—	247,241,154	—
Securities Lending Collateral	19,677,702	$19,677,702	—	—
Short-Term Investments	71,208,281	71,208,281	—	—
Total Investments in Securities	$1,916,331,133	$90,885,983	$1,825,445,150	—

Global Bond Trust
U.S. Government & Agency Obligations	$189,702,984	—	$189,702,984	—
Foreign Government Obligations	327,627,777	—	327,627,777	—
Corporate Bonds	317,029,301	—	317,029,301	—
Municipal Bonds	13,082,679	—	13,082,679	—
Capital Preferred Securities	232,500	—	232,500	—
Collateralized Mortgage Obligations	135,988,321	—	135,988,321	—
Asset Back Securities	28,578,417	—	28,578,417	—
Term Loans	3,477,033	—	3,477,033	—
Preferred Securities	2,275,295	$230,986	—	$2,044,309
Escrow Shares	2,515,250	—	2,515,250	—
Options Purchased	823,906	—	823,906	—
Short-Term Investments	36,679,112	—	36,679,112	—
Total Investments in Securities	$1,058,012,575	$230,986	$1,055,737,280	$2,044,309
Sales Commitments Outstanding	($3,197,813)		($3,197,813)
Other Financial Instruments:
Futures	$196,820	$196,820	—	—
Forward Foreign Currency Contracts	($13,476,641)	—	($13,476,641)	—
Written Options	($4,003,755)	—	($3,994,326)	($9,429)
Interest Rate Swaps	$1,387,244	—	$1,387,244	—
Credit Default Swaps	$274,789	—	$274,789	—
Currency Swaps	$3,834,761	—	$3,834,761	—

High Yield Trust
Foreign Government Obligations	$4,877,189	$105,963	$4,771,226	—
Corporate Bonds	218,076,408	—	216,959,388	$1,117,020
Capital Preferred Securities	3,615,431	—	3,615,431	—
Convertible Bonds	413,365	—	384,965	28,400
Term Loans	6,714,993	—	6,714,993	—
Common Stocks	13,568,169	6,124,673	4,269,321	3,174,175
Preferred Securities	4,731,434	4,731,434	—	—
Escrow Certificates	94,823	—	39,488	55,335
Warrants	733,450	190,151	543,299	—
Options Purchased	310,191	—	310,191	—
Securities Lending Collateral	4,917,178	4,917,178	—	—
Total Investments in Securities	$258,052,631	$16,069,399	$237,608,302	$4,374,930
Other Financial Instruments:
Forward Foreign Currency Contracts	($73,620)	—	($73,620)	—
Written Options	($255,863)	—	($255,863)	—
Credit Default Swaps	($85,007)	—	($85,007)	—

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	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Income Trust
Corporate Bonds	$155,195,228	—	$155,195,228	—
Convertible Bonds	5,124,279	—	5,124,279	—
Term Loans	17,825,946	—	17,825,946	—
Collateralized Mortgage Obligations	1,826,964	—	1,826,964	—
Asset Backed Securities	835,904	—	835,904	—
Common Stocks	197,759,861	$174,171,604	23,588,257	—
Preferred Securities	23,384,379	17,582,272	5,802,107	—
Warrants	265,525	265,525	—	—
Securities Lending Collateral	11,194,428	11,194,428	—	—
Short-Term Investments	9,855,000	—	9,855,000	—
Total Investments in Securities	$423,267,514	$203,213,829	$220,053,685	—

Investment Quality Bond Trust
U.S. Government & Agency Obligations	$120,598,706	—	$120,598,706	—
Foreign Government Obligations	5,481,255	—	5,481,255	—
Corporate Bonds	180,029,601	—	180,029,601	—
Capital Preferred Securities	1,490,400	—	1,490,400	—
Convertible Bonds	47,688	—	47,688	—
Municipal Bonds	15,162,944	—	15,162,944	—
Collateralized Mortgage Obligations	25,956,878	—	24,966,350	$990,528
Asset Backed Securities	12,620,908	—	12,620,908	—
Securities Lending Collateral	1,323,571	$1,323,571	—	—
Short-Term Investments	16,300,000	—	16,300,000	—
Total Investments in Securities	$379,011,951	$1,323,571	$376,697,852	$990,528
Other Financial Instruments:
Futures	$61,994	$61,994	—	—
Forward Foreign Currency Contracts	($9,959)	—	($9,959)	—
Interest Rate Swaps	($1,680,566)	—	($1,680,566)	—
Credit Default Swaps	$1,401,768	—	$1,401,768	—

New Income Trust
U.S. Government & Agency Obligations	$1,432,664,427	—	$1,432,664,427	—
Foreign Government Obligations	59,709,165	—	59,709,165	—
Corporate Bonds	797,475,700	—	797,475,700	—
Municipal Bonds	154,975,227	—	154,975,227	—
Term Loans	57,940,893	—	57,940,893	—
Collateralized Mortgage Obligations	187,191,149	—	187,191,149	—
Asset Back Securities	111,260,417	—	111,260,417	—
Capital Preferred Securities	5,082,437	—	5,082,437	—
Short-Term Investments	48,061,135	$45,859,135	2,202,000	—
Total Investments in Securities	$2,854,360,550	$45,859,135	$2,808,501,415	—
Other Financial Instruments:
Futures	$505,945	$505,945	—	—
Forward Foreign Currency Contracts	$1,830,626	—	$1,830,626	—

Real Return Bond Trust
U.S. Government & Agency Obligations	$127,561,829	—	$127,561,829	—
Foreign Government Obligations	10,450,396	—	10,450,396	—
Corporate Bonds	21,599,405	—	21,599,405	—
Collateralized Mortgage Obligations	9,113,163	—	9,113,163	—
Asset Backed Securities	4,650,203	—	4,650,203	—
Options Purchased	12,892	—	12,892	—
Short-Term Investments	72,461,320	—	72,461,320	—
Total Investments in Securities	$245,849,208	—	$245,849,208	—
Other Financial Instruments:
Futures	($2,758)	($2,758)	—	—
Forward Foreign Currency Contracts	($138,901)	—	($138,901)	—
Written Options	($180,603)	—	($175,162)	($5,441)
Interest Rate Swaps	$209,394	—	$209,394	—
Credit Default Swaps	$14,207	—	$14,207	—
Inflation Swaps	$62,467	—	$62,467	—

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	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Short Term Government Income Trust
U.S. Government & Agency Obligations	$502,797,443	—	$502,797,443	—
Collateralized Mortgage Obligations	48,518,050	—	48,518,050	—
Preferred Securities	117,283	$117,283	—	—
Short-Term Investments	135,000	—	135,000	—
Total Investments in Securities	$551,567,776	$117,283	$551,450,493	—
Other Financial Instruments:
Futures	$13,176	$13,176	—	—

Strategic Income Opportunities Trust
Foreign Government Obligations	$129,019,193	—	$129,019,193	—
Corporate Bonds	225,911,200	—	223,806,770	$2,104,430
Capital Preferred Securities	11,968,357	—	11,968,357	—
Convertible Bonds	6,882,818	—	6,882,818	—
Municipal Bonds	176,701	—	176,701	—
Term Loans	21,336,249	—	21,336,249	—
Collateralized Mortgage Obligations	20,833,252	—	20,535,011	298,241
Asset Backed Securities	2,177,312	—	2,177,312	—
Common Stocks	15,001,425	$14,985,734	—	15,691
Preferred Securities	27,832,174	24,977,949	2,416,842	437,383
Investment Companies	447,893	—	447,893	—
Escrow Certificates	15,034	—	—	15,034
Options Purchased	740,299	—	740,299	—
Short-Term Investments	7,892,000	—	7,892,000	—
Total Investments in Securities	$470,233,907	39,963,683	$427,399,445	$2,870,779
Other Financial Instruments:
Futures	$126,127	$126,127	—	—
Forward Foreign Currency Contracts	$634,212	—	$634,212	—

Total Return Trust
U.S. Government & Agency Obligations	$2,614,702,947	—	$2,614,702,947	—
Foreign Government Obligations	413,449,466	—	413,449,466	—
Corporate Bonds	616,465,345	—	615,825,277	$640,068
Capital Preferred Securities	6,426,626	—	6,426,626	—
Municipal Bonds	153,092,427	—	153,092,427	—
Term Loans	7,053,410	—	7,053,410	—
Collateralized Mortgage Obligations	184,645,748	—	184,645,748	—
Asset Backed Securities	53,716,660	—	53,716,660	—
Preferred Securities	8,497,744	—	—	8,497,744
Short-Term Investments	179,557,010	—	179,557,010	—
Total Investments in Securities	$4,237,607,383	—	$4,228,469,571	$9,137,812
Sales Commitments Outstanding	($20,645,117)		($20,645,117)
Other Financial Instruments:
Futures	$220,431	$220,431	—	—
Forward Foreign Currency Contracts	($702,389)	—	($702,389)	—
Written Options	($354,975)	—	($269,881)	($85,094)
Interest Rate Swaps	($23,502,171)	—	($23,502,171)	—
Credit Default Swaps	$6,207,202	—	$6,207,202	—

As of December 31, 2012, all investments for Bond PS Series, Money Market Trust, Money Market Trust B and Ultra Short Term Bond Trust were categorized as Level 2 under hierarchy described above.

The following tables show reconciliations of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

High Yield Trust
	Foreign Government Obligations	Corporate Bonds	Convertible Bonds	Common Stocks	Preferred Securities	Escrow Certificates	Total
Balance as of 12-31-11	$94,285	$1,044,275	$787,140	$2,866,438	$37,980	$44,063	$4,874,181
Realized gain (loss)	—	(4,663,676)	—	—	(186,735)	—	(4,850,411)
Change in unrealized appreciation (depreciation)	—	4,746,013	254,659	109,642	173,020	11,272	5,294,606
Purchases	—	1,076,046	—	198,095	—	—	1,274,141
Sales	—	(1,085,638)	(1,013,399)	—	(24,265)	—	(2,123,302)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(94,285)	—	—	—	—	—	(94,285)
Balance as of 12-31-12	—	$1,117,020	$28,400	$3,174,175	—	$55,335	$4,374,930
Change in unrealized at period end*	—	$40,974	$28,400	$109,642	—	$55,335	$234,351

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Strategic Income Opportunities Trust
	Corporate Bonds	Capital Preferred Securities	Collateralized Mortgage Obligations	Asset Backed Securities	Common Stocks	Preferred Securities	Escrow Certificates	Total
Balance as of 12-31-11	$4,500,633	$241,500	$2,908,333	$269,925	$22,887	$366,390	$14,150	$8,323,818
Realized gain (loss)	(128,798)	(9,199)	—	(29)	—	—	46,988	(91,038)
Change in unrealized appreciation (depreciation)	891,902	$7,699	80,865	22,904	(7,196)	70,993	884	1,068,051
Purchases	—	—	1,156	—	—	—	—	1,156
Sales	(3,159,307)	(240,000)	(75,125)	(292,800)	—	—	(46,988)	(3,814,220)
Transfers into Level 3	—	—	184,494	—	—	—	—	184,494
Transfers out of Level 3	—	—	(2,801,482)	—	—	—	—	(2,801,482)
Balance as of 12-31-12	$2,104,430	—	$298,241	—	$15,691	$437,383	$15,034	$2,870,779
Change in unrealized at period end*	$810,716	—	$80,865	—	($7,196)	$70,993	$884	$956,262

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

Repurchase agreements.  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

When-issued/delayed delivery securities.  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a Portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time that the Portfolio enters into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Sale-Buybacks.  Certain Portfolios may enter into financing transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statements of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The following table details the average borrowings under the sale-buybacks and the weighted average interest rate:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Global Bond Trust	$43,761,190	0.416%
Real Return Bond Trust	65,210,274	0.259%
Total Return Trust	97,856,425	0.098%

Term loans (Floating rate loans).  Certain Portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2012, High Yield Trust had $248,789 in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Portfolios become aware of the dividends. Foreign taxes are provided for based on the Portfolios’ understanding of the tax

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rules and rates that exist in the foreign markets in which they invest. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

For Money Market Trust and Money Market Trust B, investment security transactions are recorded as of the date of purchase, sale or maturity.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds.  The Portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The Portfolios accrue income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Portfolios may need to sell other investments to make distributions.

Securities lending.  Certain Portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Portfolios will invest their collateral in JHCIT, an affiliate of the Portfolios, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Portfolios will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Portfolios could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The Portfolios may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which they invest. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives only principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recover their initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Portfolios to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. Commitment fees for the year ended December 31, 2012 were as follows:

Portfolio	Amount
Active Bond Trust	$824
Bond PS Series	471
Bond Trust	3,149
Core Bond Trust	971
Global Bond Trust	712
High Yield Trust	378
Income Trust	528
Investment Quality Bond Trust	525
Money Market B Trust	$284
Money Market Trust	1,411
New Income Trust	1,332
Real Return Bond Trust	439
Short Term Government Income Trust	588
Strategic Income Opportunities Trust	544
Total Return Trust	1,535
Ultra Short Term Bond Trust	460

Expenses.  Within the John Hancock Funds complex, expenses that are directly attributable to an individual Portfolio are allocated to such Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

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Federal income taxes.  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available to offset future net realized capital gains as of December 31, 2012. Availability of a certain amount of the loss carrryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2012:

							No Expiration Date
Portfolio	2013	2014	2015	2016	2017	2018	Short Term	Long Term
Active Bond Trust	—	—	—	—	—	—	—	$3,686,125
Global Bond Trust	—	—	—	—	$18,986,786	—	—	—
High Yield Trust	—	$6,065,748	$10,696,343	$88,168,936	255,192,811	—	$4,918,932	34,259,049
Income Trust	—	—	—	20,855,494	30,421,084	$7,902,499	—	3,890,222
Real Return Bond Trust	—	—	—	—	33,766,882	3,252,860	—	—
Short Term Government Income Trust	$3,171,452	841,336	1,762,463	6,266,872	49,933,390	—	1,754,276	3,887,853
Strategic Income Opportunities Trust	2,355,770	2,558,125	—	46,766,193	29,809,523	—	5,446,765	6,250,627
Ultra Short Term Bond Trust	—	—	—	—	—	59,426	1,516,867	1,355,517

As of December 31, 2012, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2012, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Active Bond Trust	$1,245,846,431	$89,232,798	($36,942,047)	$52,290,751
Bond Trust	7,969,682,741	207,379,774	(72,134,722)	135,245,052
Bond PS Series	222,521,923	4,451,835	(1,230,807)	3,221,028
Core Bond Trust	1,888,398,709	31,209,179	(3,276,755)	27,932,424
Global Bond Trust	1,033,997,692	40,706,787	(16,691,904)	24,014,883
High Yield Trust	254,467,098	18,170,425	(14,584,892)	3,585,533
Income Trust	419,906,696	49,610,103	(46,249,285)	3,360,818
Investment Quality Bond Trust	353,565,080	26,183,258	(736,387)	25,446,871
New Income Trust	2,742,741,925	118,363,262	(6,744,637)	111,618,625
Real Return Bond Trust	240,468,991	6,563,639	(1,183,422)	5,380,217
Short Term Government Income Trust	546,630,500	7,245,987	(2,308,711)	4,937,276
Strategic Income Opportunities Trust	439,114,898	39,531,695	(8,412,686)	31,119,009
Total Return Trust	4,114,193,232	139,498,519	(16,084,368)	123,414,151
Ultra Short Term Bond Trust	135,645,351	225,735	(1,091,178)	(865,443)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually with the exception of Money Market Trust and Money Market Trust B. Money Market Trust and Money Market Trust B will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are distributed annually.

The tax character of each Portfolio’s distributions for the year ended December 31, 2012 was as follows:

	2012 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$51,886,233	$8,314,356	—	$60,200,589
Bond Trust	258,920,473	10,762,401	—	269,682,874
Bond PS Series	3,499,179	—	—	3,499,179
Core Bond Trust	85,019,298	7,604,098	—	92,623,396
Global Bond Trust	69,007,492	—	—	69,007,492
High Yield Trust	19,351,983	—	—	19,351,983
Income Trust	23,516,300	—	—	23,516,300
Investment Quality Bond Trust	7,810,680	—	—	7,810,680
Money Market Trust	262,537	—	—	262,537
Money Market Trust B	254,887	—	—	254,887
New Income Trust	95,188,455	14,855,531	—	110,043,986
Real Return Bond Trust	2,211,097	—	—	2,211,097
Short Term Government Income Trust	9,252,582	—	—	9,252,582
Strategic Income Opportunities Trust	30,779,181	—	—	30,779,181
Total Return Trust	69,339,811	—	—	69,339,811
Ultra Short Term Bond Trust	1,340,805	—	—	1,340,805

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The tax character of each Portfolio’s distributions for the year ended December 31, 2011 was as follows:

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$68,063,409	—	—	$68,063,409
Bond Trust	241,361,307	—	—	241,361,307
Bond PS Series	1,796,993	—	—	1,796,993
Core Bond Trust	108,147,811	$7,588,735	—	115,736,546
Global Bond Trust	60,699,507	—	—	60,699,507
High Yield Trust	20,411,276	—	—	20,411,276
Income Trust	25,355,886	—	—	25,355,886
Investment Quality Bond Trust	15,325,552	—	—	15,325,552
Money Market Trust	2,146,043	903,864	—	3,049,907
Money Market Trust B	518,353	—	—	518,353
New Income Trust	113,284,372	4,825,011	—	118,109,383
Real Return Bond Trust	4,837,957	—	—	4,837,957
Short Term Government Income Trust	13,766,272	1,018,010	—	14,784,282
Strategic Income Opportunities Trust	46,895,277	—	—	46,895,277
Total Return Trust	231,961,084	48,880,810	—	280,841,894
Ultra Short Term Bond Trust	1,689,584	—	—	1,689,584

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Modernization Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2012, may be treated as occurring on January 1, 2013, the first day of the Portfolios’ next taxable year. Qualified late year ordinary losses are treated as occurring on January 1, 2013, the first day of the Portfolio’s next taxable year. As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$13,657,997	—	$3,686,125	—
Bond Trust	101,445,801	$34,045,873	—	—
Bond PS Series	2,710,128	—	—	—
Core Bond Trust	63,725,029	15,071,758	—	—
Global Bond Trust	4,208,750	—	18,986,786	—
High Yield Trust	3,304,245	—	399,301,819	—
Income Trust	4,120,902	—	63,069,299	—
Investment Quality Bond Trust	6,165,531	5,749,113	—	—
Money Market Trust	183,295	—	—	—
Money Market Trust B	23,346	—	—	—
New Income Trust	44,888,129	28,358,970	—	—
Real Return Bond Trust	2,663,831	—	37,019,742	—
Short Term Government Income Trust	3,709,829	—	67,617,642	—
Strategic Income Opportunities Trust	8,073,530	—	93,187,003	—
Total Return Trust	138,023,577	18,136,715	—	—
Ultra Short Term Bond Trust	601,446	—	2,931,810	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, straddle loss deferrals, foreign currency transactions, expiration of capital loss carryforwards, derivative transactions, amortization and accretion on debt securities and wash sale loss deferrals.

Statement of cash flows.  Real Return Bond Trust presents a statement of cash flows due to significant financing activities during the year ended December 31, 2012. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Portfolio’s Statements of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or cash held at broker for futures contracts.

New accounting pronouncement.  In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives in order to meet their investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

The Portfolios have entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on

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DERIVATIVE INSTRUMENTS, CONTINUED

contracts with a particular counterparty. Collateral pledged to the Portfolios is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Portfolios is noted in the accompanying Portfolio of Investments and/or Statements of Assets and Liabilities. The tables below summarized the collateral pledged to the Portfolios and posted by the Portfolios as of December 31, 2012:

Collateral Pledged to Portfolios

Portfolio	Swaps	TBAs	Forward Foreign Currency Contracts	Total
Global Bond Trust	$1,500,016	$450,000	$540,000	$2,490,016
Investment Quality Bond Trust	375,000	—	—	375,000
Real Return Bond Trust	259,310	—	—	259,310
Total Return Trust	12,550,000	3,570,000	73,000	16,193,000

Collateral Pledged by Portfolios for Swaps

Collateral type:	USD	U.S. Treasury Securities
Portfolio
Global Bond Trust	—	$11,698,736
Real Return Bond Trust	$15,001	425,838
Total Return Trust	26,143,681	17,191,939

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instruments and potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities. Use of long futures contracts subjects to the Portfolios to the risk of loss of up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Portfolios. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table summarizes the contracts held at December 31, 2012 and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used futures contracts during the year ended December 31, 2012.

Active Bond Trust

The Fund used futures contracts to manage duration. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging up to approximately $21.4 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Trust	U.S. Treasury 10-Year Note Futures	30	Long	Mar 2013	$3,983,438	($19,301)
						($19,301)

Bond Trust

The Fund used futures contracts to manage duration. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging up to approximately $505.6 million, as measured at each quarter end. At December 31, 2012, the Portfolio held no futures contracts.

Bond PS Trust

The Fund used futures contracts to manage duration. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging up to approximately $4.7 million, as measured at each quarter end. At December 31, 2012, the Portfolio held no futures contracts.

Global Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging from approximately $246.0 million to $508.3 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	3-Month EURIBOR Futures	804	Long	Sep 2015	$263,704,983	$396,178
	10-Year Japan Government Bond Futures	28	Long	Mar 2013	46,426,964	(242,626)
	German Euro BOBL Futures	195	Long	Mar 2013	32,899,642	166,965
	German Euro BUND Futures	103	Long	Mar 2013	19,800,476	133,136
	U.S. Treasury 5-Year Note Futures	530	Long	Mar 2013	65,939,453	(97,826)
	U.S. Treasury 10-Year Note Futures	143	Long	Mar 2013	18,987,719	(74,801)
	10-Year Canada Government Bond Futures	24	Short	Mar 2013	(3,270,292)	7,252
	German Euro BUND Futures	1	Short	Mar 2013	(192,238)	(1,255)
	U.K. Long Gilt Bond Futures	236	Short	Mar 2013	(45,590,382)	(167,480)
	U.S. Treasury 30-Year Bond Futures	78	Short	Mar 2013	(11,505,000)	77,277
						$196,820

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DERIVATIVE INSTRUMENTS, CONTINUED

Investment Quality Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging from approximately $33.2 million to $90.9 million, as measured at each quarter end.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	10-Year Australian Treasury Bond Futures	38	Long	Mar 2013	$4,866,283	$28,404
	U.S. Treasury 2-Year Note Futures	92	Long	Mar 2013	20,283,125	5,599
	U.S. Treasury 10-Year Note Futures	22	Long	Mar 2013	2,921,188	6,531
	German Euro BUND Futures	24	Short	Mar 2013	(4,613,703)	(31,921)
	U.S. Treasury 5-Year Note Futures	39	Short	Mar 2013	(4,852,148)	(5,955)
	U.S. Treasury 30-Year Bond Futures	9	Short	Mar 2013	(1,327,500)	19,218
	Ultra Long U.S. Treasury Bond Futures	13	Short	Mar 2013	(2,113,719)	40,118
						$61,994

New Income Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging from approximately $11.2 million to $191.1 million, as measured at each quarter end.

PORFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust	U.S. Treasury 5-Year Note Futures	261	Long	Mar 2013	$32,472,070	($75,944)
	U.S. Treasury Ultra Long Bond Futures	48	Long	Mar 2013	7,804,500	(176,817)
	U.S. Treasury 10-Year Note Futures	1,136	Short	Mar 2013	(150,839,500)	758,706
						$505,945

Real Return Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging from approximately $6.1 million to $37.5 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust	Eurodollar Futures	17	Long	Sep 2015	$4,217,063	$4,174
	Eurodollar Futures	38	Long	Mar 2016	9,404,050	9,408
	U.S. Treasury 10-Year Note Futures	45	Long	Mar 2013	5,975,156	(16,340)
						($2,758)

Short Term Government Income Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging up to approximately $49.0 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Term Government Income Trust	U.S. Treasury 5-Year Note Futures	175	Short	Mar 2013	($21,772,461)	$13,176
						$13,176

Strategic Income Opportunities Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging from approximately $3.1 million to $55.1 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust	U.S. Treasury 10-Year Note Futures	290	Short	Mar 2013	($38,506,563)	$126,127
						$126,127

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DERIVATIVE INSTRUMENTS, CONTINUED

Total Return Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total values ranging from approximately $476.5 million to $2.7 billion, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust	EURIBOR Interest Rate Futures	49	Long	Dec 2014	$16,103,911	$42,040
	EURIBOR Interest Rate Futures	13	Long	Mar 2015	4,270,107	743
	EURIBOR Interest Rate Futures	12	Long	Jun 2015	3,938,865	182
	Eurodollar Futures	1,674	Long	Jun 2015	415,612,350	663,777
	Eurodollar Futures	247	Long	Sep 2015	61,271,438	113,007
	Eurodollar Futures	1,297	Long	Dec 2015	321,380,388	12,502
	Eurodollar Futures	378	Long	Mar 2016	93,545,550	1,956
	Eurodollar Futures	16	Long	Sep 2016	3,948,000	109
	Eurodollar Futures	24	Long	Jun 2016	5,931,000	294
	U.S. Treasury 10-Year Note Futures	2,004	Long	Mar 2013	266,093,625	(558,928)
	German Euro BUND Futures	47	Short	Mar 2013	(9,035,169)	(55,251)
						$220,431

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table summarizes the contracts held at December 31, 2012 and the range of notional contracts amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used forward foreign currency contracts during the year ended December 31, 2012.

Global Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currency and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $770.9 million to $1.1 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	BUYS
	Australian Dollar	143,000	$150,201	UBS AG	1/10/2013	($1,781)
	Brazilian Real	2,368,414	1,133,000	HSBC Bank USA	2/4/2013	19,064
	Brazilian Real	11,183,918	5,376,000	UBS AG	2/4/2013	64,178
	Canadian Dollar	13,412,000	13,574,418	Citibank N.A.	3/21/2013	(112,917)
	Canadian Dollar	138,000	139,543	HSBC Bank USA	3/21/2013	(1,034)
	Canadian Dollar	1,498,000	1,508,195	Royal Bank of Scotland PLC	3/21/2013	(4,667)
	Chilean Peso	10,248,800	21,263	Goldman Sachs	1/9/2013	128
	Chinese Yuan Renminbi	20,000,000	3,192,848	Deutsche Bank AG	8/5/2013	(22,777)
	Chinese Yuan Renminbi	45,000,000	7,219,637	Goldman Sachs	8/5/2013	(86,977)
	Chinese Yuan Renminbi	14,000,000	2,225,755	Royal Bank of Scotland PLC	8/5/2013	(6,705)
	Chinese Yuan Renminbi	15,000,000	2,389,867	UBS AG	8/5/2013	(12,314)
	Chinese Yuan Renminbi	6,596,140	1,084,000	Barclays Capital	4/25/2014	(51,552)
	Chinese Yuan Renminbi	12,873,275	2,114,000	Citibank N.A.	4/25/2014	(99,035)
	Chinese Yuan Renminbi	4,500,510	739,000	Goldman Sachs	4/25/2014	(34,566)
	Chinese Yuan Renminbi	4,399,455	723,000	HSBC Bank USA	4/25/2014	(34,384)
	Chinese Yuan Renminbi	7,369,915	1,210,000	JPMorgan Chase Bank	4/25/2014	(56,438)
	Chinese Yuan Renminbi	7,499,972	1,229,000	Royal Bank of Scotland PLC	4/25/2014	(55,081)
	Chinese Yuan Renminbi	8,792,825	1,445,000	UBS AG	4/25/2014	(68,720)
	Chinese Yuan Renminbi	4,482,200	730,000	Bank of America N.A.	9/8/2015	(42,349)
	Chinese Yuan Renminbi	8,950,800	1,468,946	Barclays Capital	9/8/2015	(95,730)
	Chinese Yuan Renminbi	32,283,693	5,336,196	Citibank N.A.	9/8/2015	(383,289)
	Chinese Yuan Renminbi	6,380,000	1,055,680	JPMorgan Chase Bank	9/8/2015	(76,871)
	Chinese Yuan Renminbi	4,368,300	710,000	Morgan Stanley and Company, Inc.	9/8/2015	(39,823)
	Danish Krone	32,615,000	5,599,718	Royal Bank of Canada	2/14/2013	174,734
	Euro	412,000	543,370	Barclays Bank PLC	3/18/2013	797
	Euro	14,595,000	19,342,377	Citibank N.A.	3/18/2013	(65,397)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	BUYS
	Euro	283,000	$370,179	Deutsche Bank AG	3/18/2013	$3,606
	Euro	3,573,000	4,727,902	JPMorgan Chase Bank	3/18/2013	(8,707)
	Euro	5,349,000	7,036,663	Royal Bank of Scotland PLC	3/18/2013	28,261
	Japanese Yen	4,071,999,000	48,800,469	Credit Suisse International	1/23/2013	(1,791,887)
	Japanese Yen	2,932,225,000	35,384,713	HSBC Bank USA	1/23/2013	(1,534,080)
	Japanese Yen	4,409,231,000	52,805,162	JPMorgan Chase Bank	1/23/2013	(1,903,454)
	Japanese Yen	5,999,269,000	71,628,273	BNP Paribas SA	1/29/2013	(2,366,850)
	Japanese Yen	2,850,367,000	34,004,309	Goldman Sachs	1/29/2013	(1,096,887)
	Japanese Yen	2,850,367,000	33,960,311	UBS AG	1/29/2013	(1,052,889)
	Mexican Peso	23,647,522	1,800,000	Bank of America N.A.	4/3/2013	14,253
	Mexican Peso	5,819,372	454,000	Barclays Bank PLC	4/3/2013	(7,534)
	Mexican Peso	55,769,535	4,152,454	Credit Suisse International	4/3/2013	126,221
	Mexican Peso	32,450,201	2,459,382	Deutsche Bank AG	4/3/2013	30,218
	Mexican Peso	99,177,962	7,687,485	HSBC Bank USA	4/3/2013	(78,487)
	Mexican Peso	49,356,112	3,836,295	JPMorgan Chase Bank	4/3/2013	(49,662)
	Mexican Peso	101,947,301	7,906,775	Morgan Stanley and Company, Inc.	4/3/2013	(85,312)
	Mexican Peso	128,950,199	10,012,000	UBS AG	4/3/2013	(118,857)
	Pound Sterling	300,000	487,444	Deutsche Bank AG	1/8/2013	(116)
	Pound Sterling	1,195,000	1,930,715	Barclays Bank PLC	3/12/2013	10,060
	Pound Sterling	113,000	183,921	Citibank N.A.	3/12/2013	(400)
	Pound Sterling	1,727,000	2,792,058	Credit Suisse International	3/12/2013	12,727
	Pound Sterling	1,764,000	2,842,368	Royal Bank of Scotland PLC	3/12/2013	22,507
	Pound Sterling	2,692,000	4,324,981	UBS AG	3/12/2013	47,041
	South African Rand	2,813,591	318,247	JPMorgan Chase Bank	1/30/2013	12,441
	Swedish Krona	26,261,000	3,880,688	HSBC Bank USA	2/14/2013	153,756
			$424,047,808			($10,727,537)
	SELLS
	Australian Dollar	1,832,000	$1,928,324	Morgan Stanley and Company, Inc.	1/10/2013	$26,884
	Australian Dollar	31,041,000	32,087,082	UBS AG	1/10/2013	(130,494)
	Brazilian Real	1,445,173	689,924	HSBC Bank USA	2/4/2013	(13,050)
	Brazilian Real	2,505,009	1,190,000	JPMorgan Chase Bank	2/4/2013	(28,508)
	Brazilian Real	3,095,375	1,478,000	Morgan Stanley and Company, Inc.	2/4/2013	(27,679)
	Brazilian Real	5,559,819	2,630,000	UBS AG	2/4/2013	(74,455)
	Chilean Peso	10,248,800	20,223	HSBC Bank USA	1/9/2013	(1,168)
	Chilean Peso	10,248,800	20,861	Goldman Sachs	6/5/2013	(124)
	Chinese Yuan Renminbi	4,560,703	723,347	Barclays Capital	2/1/2013	(7,372)
	Chinese Yuan Renminbi	61,840,506	9,646,000	Deutsche Bank AG	2/1/2013	(262,132)
	Chinese Yuan Renminbi	16,666,000	2,620,440	HSBC Bank USA	2/1/2013	(49,799)
	Chinese Yuan Renminbi	114,965,089	18,043,646	JPMorgan Chase Bank	2/1/2013	(376,147)
	Euro	1,978,000	2,611,815	Goldman Sachs	1/7/2013	865
	Euro	9,743,000	12,481,212	BNP Paribas SA	2/19/2013	(384,149)
	Euro	26,942,000	35,176,607	Barclays Bank PLC	3/18/2013	(408,210)
	Euro	1,865,000	2,425,285	BNP Paribas SA	3/18/2013	(37,995)
	Euro	28,800,000	37,468,751	Citibank N.A.	3/18/2013	(570,100)
	Euro	1,177,000	1,487,610	Bank of America N.A.	5/20/2013	(67,852)
	Euro	3,934,000	5,044,175	Barclays Bank PLC	5/23/2013	(154,937)
	Euro	1,303,000	1,659,872	Credit Suisse International	5/23/2013	(62,152)
	Euro	1,454,000	1,840,241	UBS AG	5/23/2013	(81,343)
	Indonesian Rupiah	123,660,000	12,622	Morgan Stanley and Company, Inc.	1/30/2013	(170)
	Japanese Yen	1,223,086,000	14,506,661	Barclays Bank PLC	1/29/2013	386,161
	Japanese Yen	181,892,000	2,155,116	Citibank N.A.	1/29/2013	55,177
	Japanese Yen	639,792,000	7,543,071	Royal Bank of Scotland PLC	1/29/2013	156,687
	Japanese Yen	507,376,000	6,030,176	UBS AG	1/29/2013	172,532
	Malaysian Ringgit	52,873	17,168	UBS AG	1/25/2013	(96)
	Mexican Peso	18,893,875	1,430,000	HSBC Bank USA	4/3/2013	(19,550)
	Mexican Peso	59,151,519	4,469,000	Morgan Stanley and Company, Inc.	4/3/2013	(69,143)
	Mexican Peso	319,913,048	24,315,280	UBS AG	4/3/2013	(228,658)
	New Zealand Dollar	45,373,000	37,750,336	Bank of America N.A.	1/31/2013	321,691
	Pound Sterling	22,524,000	36,270,240	Bank of America N.A.	3/12/2013	(310,522)
	Pound Sterling	22,463,000	35,975,550	JPMorgan Chase Bank	3/12/2013	(506,142)

82

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	SELLS
	Pound Sterling	3,160,000	$5,134,937	UBS AG	3/12/2013	$2,846
			$346,883,572			($2,749,104)

High Yield Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate change. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $6.1 million to $7.5 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Trust	BUYS
	Euro	623,847	$795,255	Citibank N.A.	2/15/2013	$28,489
	Euro	56,050	74,189	UBS AG	2/15/2013	(179)
			$869,444			$28,310
	SELLS
	Euro	101,000	$130,411	JPMorgan Chase Bank N.A.	1/15/2013	($2,917)
	Euro	2,040,538	2,661,882	Citibank N.A.	1/25/2013	(32,019)
	Euro	150,393	193,472	Citibank N.A.	2/15/2013	(5,112)
	Euro	1,764,195	2,267,609	UBS AG	2/15/2013	(61,882)
			$5,253,373			($101,930)

Investment Quality Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currency. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $4.9 million to $26.1 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	BUYS
	Brazilian Real	1,203,000	$588,696	Morgan Stanley	1/3/2013	($1,150)
	Brazilian Real	1,203,000	582,990	Royal Bank of Canada	1/3/2013	4,556
	Mexican Peso	6,599,000	507,811	Royal Bank of Canada	1/15/2013	2,168
			$1,679,497			$5,574
	SELLS
	Brazilian Real	1,203,000	$576,453	Morgan Stanley	1/3/2013	($11,093)
	Brazilian Real	1,203,000	588,696	Royal Bank of Canada	1/3/2013	1,150
	Brazilian Real	1,560,000	760,049	Goldman Sachs	2/4/2013	1,220
	Brazilian Real	1,203,000	580,095	Royal Bank of Canada	2/4/2013	(5,079)
	Brazilian Real	1,560,000	757,098	Royal Bank of Canada	2/4/2013	(1,731)
			$3,262,391			($15,533)

New Income Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currency. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $250.6 million to $346.8 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust	BUYS
	Australian Dollar	6,100,000	$6,398,931	Royal Bank of Canada	2/21/2013	($87,472)
	Chinese Yuan Renminbi	45,440,000	7,217,281	Goldman Sachs International	1/9/2013	75,070
	Chinese Yuan Renminbi	45,645,000	7,214,419	Standard Chartered Bank	1/9/2013	110,831
	Chinese Yuan Renminbi	22,380,000	3,561,426	Citibank N.A.	2/20/2013	18,727
	Indian Rupee	391,710,000	7,196,442	Standard Chartered Bank	1/22/2013	(73,967)

83

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust, continued	BUYS
	Indian Rupee	396,200,000	$7,149,689	Deutsche Bank AG	3/18/2013	($17,568)
	Indian Rupee	407,770,000	7,352,109	JPMorgan Chase Bank	3/18/2013	(11,713)
	Japanese Yen	573,680,000	6,867,869	Morgan Stanley & Company, Inc.	1/29/2013	(244,747)
	Malaysian Ringgit	43,765,000	14,214,954	Standard Chartered Bank	2/19/2013	50,903
	Malaysian Ringgit	43,540,000	14,169,487	HSBC Bank USA	3/11/2013	3,475
	Mexican Peso	100,685,000	7,769,804	UBS AG	1/7/2013	16,653
	Mexican Peso	69,245,000	5,376,019	State Street Bank London	3/19/2013	(55,844)
	New Russian Ruble	220,300,000	7,048,676	HSBC Bank USA	1/22/2013	138,963
	New Russian Ruble	469,865,000	14,718,929	UBS AG	2/20/2013	536,888
	Norwegian Krone	40,460,000	7,179,742	Credit Suisse International	1/22/2013	95,263
	Norwegian Krone	83,875,000	14,694,675	HSBC Bank USA	2/5/2013	379,136
	Norwegian Krone	36,195,000	6,421,994	UBS AG	3/18/2013	73,414
	South Korean Won	7,679,700,000	7,135,278	Deutsche Bank AG	3/18/2013	27,519
	Swedish Krona	47,955,000	7,301,143	Deutsche Bank AG	1/22/2013	69,779
			$158,988,867			$1,105,310
	SELLS
	Australian Dollar	8,110,000	$8,254,196	Citibank N.A.	1/9/2013	($163,837)
	Australian Dollar	3,940,000	4,060,623	UBS AG	1/9/2013	(29,025)
	Australian Dollar	6,100,000	6,305,784	Royal Bank of Canada	2/21/2013	(5,675)
	Australian Dollar	2,415,000	2,516,768	UBS AG	3/11/2013	21,334
	Brazilian Real	39,780,000	18,862,020	Citibank N.A.	3/4/2013	(433,673)
	Chinese Yuan Renminbi	91,085,000	14,465,116	Standard Chartered Bank	1/9/2013	(152,484)
	Chinese Yuan Renminbi	22,380,000	3,560,576	Deutsche Bank AG	2/20/2013	(19,576)
	Euro Dollar	5,720,000	7,496,775	UBS AG	1/22/2013	(54,532)
	Euro Dollar	27,485,000	35,598,160	UBS AG	2/5/2013	(690,622)
	Indian Rupee	409,060,000	7,626,025	Deutsche Bank AG	3/18/2013	262,408
	Indian Rupee	394,910,000	7,141,230	Goldman Sachs International	3/18/2013	32,331
	Japanese Yen	1,187,090,000	14,814,736	Standard Chartered Bank	1/29/2013	1,109,809
	Japanese Yen	307,160,000	3,783,737	Barclays Bank PLC	2/21/2013	236,865
	Japanese Yen	569,245,000	6,974,230	Morgan Stanley & Company, Inc.	2/21/2013	400,981
	Japanese Yen	868,720,000	10,565,992	UBS AG	3/11/2013	533,074
	Malaysian Ringgit	21,785,000	7,109,987	Deutsche Bank AG	2/19/2013	8,840
	Mexican Peso	81,760,000	6,338,771	Bank of America Merrill Lynch	3/19/2013	57,054
	Mexican Peso	12,335,000	959,870	State Street Bank London	3/19/2013	12,157
	Pound Sterling	8,875,000	14,203,195	Goldman Sachs International	2/28/2013	(211,174)
	Swedish Krona	47,955,000	7,181,983	UBS AG	1/22/2013	(188,939)
			$187,819,774			$725,316

Real Return Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currency and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $15.0 million to $38.6 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust	BUYS
	Brazilian Real	30,355	$14,486	Barclays Capital	2/4/2013	$280
	Brazilian Real	9,499	4,534	Deutsche Bank AG London	2/4/2013	86
	Brazilian Real	1,191,676	577,250	HSBC Bank USA	2/4/2013	2,415
	Brazilian Real	308,812	146,571	Morgan Stanley & Company, Inc.	2/4/2013	3,644
	Brazilian Real	37,484	17,829	UBS AG	2/4/2013	405
	Euro	58,000	75,192	Morgan Stanley & Company, Inc.	1/15/2013	1,373
	Mexican Peso	1,313,350	100,000	Deutsche Bank AG London	4/3/2013	761
	Mexican Peso	44,743	3,423	JPMorgan Chase Bank	4/3/2013	9
	Yuan Renminbi	35,234	5,530	JPMorgan Chase Bank	2/1/2013	115
			$944,815			$9,088

84

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust, continued	SELLS
	Australian Dollar	44,000	$46,013	Barclays Bank PLC	1/10/2013	$345
	Australian Dollar	1,844,000	1,905,405	JPMorgan Chase Bank	1/10/2013	(8,490)
	Australian Dollar	13,000	13,713	The Royal Bank of Scotland PLC	1/10/2013	220
	Brazilian Real	293,132	140,000	Credit Suisse International	2/4/2013	(2,588)
	Canadian Dollar	1,367,000	1,383,554	Citibank N.A.	3/21/2013	11,509
	Euro	3,046,000	3,960,510	Bank of America N.A.	1/15/2013	(60,460)
	Euro	72,000	93,167	Barclays Bank PLC	1/15/2013	(1,879)
	Euro	97,000	125,889	BNP Paribas SA	1/15/2013	(2,159)
	Euro	178,000	229,827	Citibank N.A.	1/15/2013	(5,148)
	Euro	196,000	250,593	Deutsche Bank AG London	1/15/2013	(8,143)
	Euro	39,000	49,894	Morgan Stanley & Company, Inc.	1/15/2013	(1,589)
	Euro	106,000	137,867	Westpac Banking Corp.	1/15/2013	(2,062)
	Euro	889,200	1,153,470	Barclays Bank PLC	9/13/2013	(22,950)
	Mexican Peso	17,379,761	1,316,998	UBS AG	4/3/2013	(16,389)
	Pound Sterling	1,803,000	2,899,981	Deutsche Bank AG London	3/12/2013	(28,233)
	Pound Sterling	20,000	32,311	The Royal Bank of Scotland PLC	3/12/2013	(170)
	Pound Sterling	219,000	355,871	UBS AG	3/12/2013	197
			$14,095,063			($147,989)

Strategic Income Opportunities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate change. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $194.0 million to $1.0 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust	BUYS
	Australian Dollar	4,305,000	$4,434,725	Canadian Imperial Bank of Commerce	2/5/2013	$24,753
	Australian Dollar	4,325,000	4,484,407	HSBC Bank USA	2/5/2013	(4,212)
	Australian Dollar	6,599,980	6,957,043	Royal Bank of Canada	2/5/2013	(120,233)
	Australian Dollar	5,720,000	5,914,766	State Street Bank and Trust Company	2/5/2013	10,487
	Australian Dollar	13,409,198	14,072,451	UBS AG	2/5/2013	(182,085)
	Canadian Dollar	17,997,364	17,934,147	Bank of Montreal	2/5/2013	147,096
	Canadian Dollar	27,770,233	27,937,408	Canadian Imperial Bank of Commerce	2/5/2013	(37,751)
	Euro	24,094,769	30,661,699	Bank of Montreal	2/5/2013	1,150,918
	Euro	5,410,000	7,045,280	Deutsche Bank AG	2/5/2013	97,610
	Euro	5,445,000	7,061,890	Royal Bank of Canada	2/5/2013	127,210
	Euro	16,170,000	21,103,734	State Street Bank and Trust Company	2/5/2013	245,714
	Japanese Yen	1,122,347,710	13,655,000	Bank of Montreal	2/5/2013	(696,700)
	Japanese Yen	334,040,040	4,140,000	Canadian Imperial Bank of Commerce	2/5/2013	(283,271)
	Japanese Yen	192,042,920	2,393,357	Royal Bank of Canada	2/5/2013	(176,085)
	Japanese Yen	625,559,379	7,771,825	Toronto Dominion Bank	2/5/2013	(549,299)
	Japanese Yen	336,180,388	4,189,686	UBS AG	2/5/2013	(308,245)
	Mexican Peso	72,817,327	5,458,038	Bank of Nova Scotia	2/5/2013	159,152
	Mexican Peso	35,552,576	2,720,000	Royal Bank of Canada	2/5/2013	22,556
	New Zealand Dollar	8,825,000	7,200,572	Deutsche Bank AG	2/5/2013	76,836
	New Zealand Dollar	11,145,000	9,256,956	Royal Bank of Canada	2/5/2013	(66,394)
	New Zealand Dollar	25,545,318	21,061,124	UBS AG	2/5/2013	4,452
	Pound Sterling	4,379,523	6,965,632	Bank of Montreal	2/5/2013	148,000
	Pound Sterling	8,837,406	14,224,661	Deutsche Bank AG	2/5/2013	129,884
	Pound Sterling	13,138,689	21,227,448	State Street Bank and Trust Company	2/5/2013	113,643
	Swiss Franc	5,045,612	5,427,350	Canadian Imperial Bank of Commerce	2/5/2013	93,598
			$273,299,199			$127,634

85

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust, continued	SELLS
	Australian Dollar	2,015,000	$2,094,391	Bank of Montreal	2/5/2013	$7,086
	Australian Dollar	19,651,205	20,360,811	Bank of Nova Scotia	2/5/2013	4,453
	Australian Dollar	2,880,000	2,979,360	Canadian Imperial Bank of Commerce	2/5/2013	(3,984)
	Australian Dollar	9,830,000	10,239,922	HSBC Bank USA	2/5/2013	57,188
	Australian Dollar	6,576,019	6,894,665	Royal Bank of Canada	2/5/2013	82,676
	Australian Dollar	2,875,000	2,972,549	State Street Bank and Trust Company	2/5/2013	(5,616)
	Australian Dollar	3,325,829	3,441,689	Toronto Dominion Bank	2/5/2013	(3,483)
	Australian Dollar	13,423,052	14,050,120	UBS AG	2/5/2013	145,403
	Canadian Dollar	850,000	860,150	Bank of Montreal	2/5/2013	6,188
	Canadian Dollar	5,989,369	6,065,000	Bank of Nova Scotia	2/5/2013	47,717
	Canadian Dollar	16,999,289	17,207,350	Canadian Imperial Bank of Commerce	2/5/2013	128,835
	Canadian Dollar	5,965,000	6,018,300	Toronto Dominion Bank	2/5/2013	25,500
	Euro	5,705,130	7,316,704	Bank of Montreal	2/5/2013	(215,848)
	Euro	10,855,000	14,224,661	Deutsche Bank AG	2/5/2013	(107,329)
	Euro	19,050,000	24,946,723	State Street Bank and Trust Company	2/5/2013	(205,225)
	Euro	3,275,000	4,189,686	UBS AG	2/5/2013	(134,337)
	Japanese Yen	2,608,625,124	32,561,999	Bank of Montreal	2/5/2013	2,443,574
	Mexican Peso	35,692,954	2,755,000	Bank of Nova Scotia	2/5/2013	1,615
	Mexican Peso	35,192,720	2,720,000	Royal Bank of Canada	2/5/2013	5,204
	Mexican Peso	35,436,968	2,740,000	Toronto Dominion Bank	2/5/2013	6,362
	New Zealand Dollar	12,614,772	10,275,993	Bank of Nova Scotia	2/5/2013	(126,595)
	New Zealand Dollar	14,720,000	12,102,620	Deutsche Bank AG	2/5/2013	(36,014)
	New Zealand Dollar	2,220,000	1,825,661	HSBC Bank USA	2/5/2013	(5,029)
	New Zealand Dollar	20,890,000	17,360,108	Royal Bank of Canada	2/5/2013	133,474
	New Zealand Dollar	1,546,153	1,270,938	Toronto Dominion Bank	2/5/2013	(4,075)
	New Zealand Dollar	25,285,713	21,001,286	UBS AG	2/5/2013	149,791
	Norwegian Krone	7,535,826	1,335,973	Bank of Montreal	2/5/2013	(18,347)
	Norwegian Krone	43,356,557	7,493,524	State Street Bank and Trust Company	2/5/2013	(298,411)
	Pound Sterling	4,362,240	6,922,835	Bank of Montreal	2/5/2013	(162,724)
	Pound Sterling	4,385,512	7,045,280	Deutsche Bank AG	2/5/2013	(78,081)
	Pound Sterling	4,410,450	7,061,890	Royal Bank of Canada	2/5/2013	(101,976)
	Pound Sterling	13,094,447	21,103,734	State Street Bank and Trust Company	2/5/2013	(165,495)
	Singapore Dollar	15,916,260	13,012,783	Bank of Montreal	2/5/2013	(15,929)
	Singapore Dollar	267,675	219,465	Toronto Dominion Bank	2/5/2013	352
	Swedish Krona	29,418,302	4,410,937	Bank of Montreal	2/5/2013	(109,371)
	Swedish Krona	26,104,339	3,841,783	State Street Bank and Trust Company	2/5/2013	(169,314)
	Swiss Franc	18,462,139	19,506,621	Bank of Montreal	2/5/2013	(694,795)
	Swiss Franc	5,030,370	5,427,408	Canadian Imperial Bank of Commerce	2/5/2013	(76,862)
			$345,857,919			$506,578

Total Return Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currency and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging from approximately $329.0 million to $1.6 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust	BUYS
	Brazilian Real	615,990	$300,000	Barclays Capital	2/4/2013	($365)
	Brazilian Real	35,387,968	17,150,638	HSBC Bank USA	2/4/2013	63,083
	Brazilian Real	1,231,980	600,000	Morgan Stanley & Company, Inc.	2/4/2013	(730)
	Brazilian Real	2,876,820	1,400,000	UBS AG	2/4/2013	(632)
	Canadian Dollar	253,000	255,829	HSBC Bank USA	3/21/2013	(1,896)
	Chinese Yuan Renminbi	14,519,900	2,300,000	Citibank N.A.	2/1/2013	26,389
	Chinese Yuan Renminbi	7,572,000	1,200,000	Goldman Sachs International	2/1/2013	13,192
	Euro	437,000	575,645	Morgan Stanley & Company, Inc.	3/18/2013	1,542
	Euro	6,579,000	8,613,128	The Royal Bank of Scotland PLC	3/18/2013	76,372

86

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	Euro	1,774,000	$2,320,490	UBS AG	3/18/2013	$22,598
	Mexican Peso	48,276,717	3,688,033	Deutsche Bank AG London	4/3/2013	15,788
	Mexican Peso	75,796,773	5,763,067	HSBC Bank USA	4/3/2013	52,111
	Mexican Peso	2,946,042	225,146	JPMorgan Chase Bank	4/3/2013	876
	Mexican Peso	10,973,580	843,148	Morgan Stanley & Company, Inc.	4/3/2013	(1,248)
	Mexican Peso	124,392,378	9,497,767	UBS AG	4/3/2013	45,697
			$54,732,891			$312,777
	SELLS
	Canadian Dollar	2,503,000	$2,532,760	Barclays Capital	3/21/2013	$20,522
	Canadian Dollar	115,056,000	116,449,316	Citibank N.A.	3/21/2013	968,666
	Chinese Yuan Renminbi	3,792,000	600,856	Barclays Capital	2/1/2013	(6,701)
	Chinese Yuan Renminbi	4,406,500	700,000	Credit Suise International	2/1/2013	(6,013)
	Chinese Yuan Renminbi	13,893,400	2,200,000	UBS AG	2/1/2013	(26,011)
	Euro	6,000,000	7,538,400	Bank of America N.A.	9/4/2013	(398,954)
	Euro	2,525,000	3,329,251	Barclays Capital	3/18/2013	(5,753)
	Euro	40,000	52,906	BNP Paribas SA	3/18/2013	74
	Euro	2,458,128	3,235,757	BNP Paribas SA	6/21/2013	(13,712)
	Euro	2,600,000	3,281,785	BNP Paribas SA	8/14/2013	(157,023)
	Euro	1,400,000	1,768,746	BNP Paribas SA	4/1/2014	(88,056)
	Euro	2,000,000	2,529,060	BNP Paribas SA	6/2/2014	(125,599)
	Euro	1,400,000	1,771,000	BNP Paribas SA	7/1/2014	(87,945)
	Euro	900,000	1,139,040	BNP Paribas SA	8/1/2014	(56,466)
	Euro	9,671,000	12,762,444	Citibank N.A.	3/18/2013	(10,949)
	Euro	1,000,000	1,267,350	Citibank N.A.	4/1/2014	(58,937)
	Euro	1,600,000	2,028,800	Credit Suise International	6/2/2014	(94,928)
	Euro	70,086,000	90,499,459	The Royal Bank of Scotland PLC	3/18/2013	(2,069,670)
	Euro	11,900,000	14,609,273	UBS AG	1/31/2013	(1,101,786)
	Euro	3,300,000	4,154,390	UBS AG	2/28/2013	(203,508)
	Euro	2,519,000	3,334,980	UBS AG	3/18/2013	7,901
	Euro	9,800,000	12,371,226	UBS AG	9/4/2013	(593,118)
	Euro	3,789,458	4,977,358	UBS AG	9/20/2013	(36,478)
	Euro	70,085,000	90,777,176	Westpac Banking Corp.	3/18/2013	(1,790,632)
	Japanese Yen	1,880,000,000	23,552,994	Bank of America N.A.	2/12/2013	1,845,734
	Japanese Yen	2,350,000,000	29,441,353	Citibank N.A.	2/12/2013	2,307,278
	Japanese Yen	1,147,501,000	13,991,492	Deutsche Bank AG London	1/17/2013	745,057
	Japanese Yen	50,813,000	593,426	HSBC Bank USA	1/17/2013	6,855
	Japanese Yen	50,474,000	595,023	The Royal Bank of Scotland PLC	1/17/2013	12,365
	Japanese Yen	800,000,000	10,020,065	UBS AG	2/12/2013	782,933
	Mexican Peso	190,951,713	14,291,723	HSBC Bank USA	2/14/2013	(425,777)
	Mexican Peso	45,379,379	3,472,159	JPMorgan Chase Bank	4/3/2013	(9,377)
	Mexican Peso	25,429,566	1,960,539	Morgan Stanley & Company, Inc.	4/3/2013	9,566
	Mexican Peso	157,700,000	11,799,918	Royal Bank of Canada	2/14/2013	(354,724)
			$493,630,025			($1,015,166)

Options.  There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When a Portfolio purchases an option, the premium paid by the Portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a Portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Portfolio.

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During the year ended December 31, 2012, the Global Bond Trust, Real Return Bond Trust and Total Return Trust purchased options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio. High Yield Trust purchased options to manage against potential credit events. Strategic Income Opportunities Trust purchased options to manage against anticipated currency exchange rates. The following table summarizes the approximate range of market values of purchased options held by the Portfolios during the year ended December 31, 2012, as measured at each quarter end.

Portfolio	Market Value Range
Global Bond	$9,500 to $823,900
High Yield	up to $457,400
Real Return Bond	up to $91,700
Strategic Income Opportunities	$36,000 to $740,300
Total Return Trust	up to $285,717

The following tables summarize the Portfolios’ written options activities during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used written option contracts during the year ended December 31, 2012.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Global Bond Trust
Outstanding, beginning of period	260,900,000	$2,012,742
Options written	280,761,167	5,502,455
Option closed	(313,859,117)	(2,427,248)
Options exercised	(807)	(544,399)
Options expired	(1,243)	(871,127)
Outstanding, end of period	227,800,000	$3,672,423

High Yield Trust
Outstanding, beginning of period	—	—
Options written	169,655,400	$1,643,209
Option closed	(46,264,800)	(884,276)
Options exercised	—	—
Options expired	(92,470,600)	(592,949)
Outstanding, end of period	30,920,000	$165,984

Real Return Bond Trust
Outstanding, beginning of period	43,400,000	$261,201
Options written	47,400,008	299,867
Option closed	(66,600,008)	(345,477)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	24,200,000	$215,591

Strategic Income Opportunities Trust
Outstanding, beginning of period	—	—
Options written	10,395,000	$62,318
Option closed	—	—
Options exercised	(10,395,000)	(62,318)
Options expired	—	—
Outstanding, end of period	—	—

Total Return Trust
Outstanding, beginning of period	1,625,100,508	$13,459,034
Options written	1,653,100,968	6,581,618
Option closed	(2,691,701,476)	(17,217,149)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	586,500,000	$2,823,503

Options on Exchange-Traded Futures Contracts

Global Bond Trust and Total Return Trust used written options on exchange-traded futures to manage against anticipated interest rate changes and to maintain diversity and liquidity of the Portfolios. At December 31, 2012, the portfolios held no written options on exchange-trade futures.

Foreign Currency Options (OTC)

Global Bond Trust and Strategic Income Opportunities Trust used foreign currency options to manage against anticipated currency exchange rate changes. At December 31, 2012, the portfolios held no foreign currency options.

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Interest Rate Swaptions (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	5-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	4,300,000	$29,670	($107,182)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	12,000,000	63,460	(299,112)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	67,200,000	797,610	(2,654,535)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	5,700,000	80,370	(225,161)
								89,200,000	$971,110	($3,285,990)

	PUTS
	5-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	4,300,000	$102,340	($1,342)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	67,200,000	1,265,650	(3,830)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	12,000,000	335,740	(3,744)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	5,700,000	94,620	(325)
	5-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.50%	Sep 2015	USD	30,000,000	570,000	(465,030)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	2.50%	Sep 2015	USD	15,100,000	284,623	(234,065)
								134,300,000	$2,652,973	($708,336)

Real Return Bond Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	CALLS
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	1,000,000	$11,800	($39,502)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	3,100,000	36,650	(122,456)
	5-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	0.75%	Mar 2013	USD	1,500,000	3,450	(1,518)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	0.75%	Mar 2013	USD	2,800,000	6,615	(2,834)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	1.20%	Mar 2013	USD	400,000	1,025	(1,160)
								8,800,000	$59,540	($167,470)

	PUTS
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	1,000,000	$18,800	($57)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.70%	Mar 2013	USD	3,100,000	60,375	(177)
	5-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	1,500,000	3,900	(468)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	2,800,000	6,615	(874)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.85%	Apr 2014	USD	3,000,000	36,000	(4,629)
	7-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	1.65%	Mar 2013	USD	300,000	900	(637)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	1.65%	Mar 2013	USD	400,000	1,075	(850)
	10-Year Interest Rate Swap	Deutsche Bank AG	6 Month EURIBOR	Receive	2.84%	Jan 2013	EUR	500,000	2,646	—
								12,600,000	$130,311	($7,692)

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Total Return Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	CALLS
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	0.70%	Feb 2013	USD	39,800,000	$29,850	($13,850)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.50%	May 2013	USD	10,000,000	75,500	(27,880)
								49,800,000	$105,350	($41,730)

	PUTS
	1-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	May 2013	USD	56,900,000	$281,655	($6)
	2-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.20%	Jul 2013	USD	36,800,000	259,725	(4,011)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	1.45%	Jan 2013	EUR	5,000,000	31,804	(66)
	5-Year Interest Rate Swap	Credit Suisse International	3 Month USD-LIBOR	Receive	1.45%	Jan 2013	EUR	1,400,000	9,174	(18)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.20%	Feb 2013	USD	90,500,000	181,000	(30,227)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.20%	Feb 2013	USD	83,900,000	237,018	(28,023)
	5-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	1.20%	Mar 2013	USD	58,000,000	248,138	(49,648)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.00%	Mar 2013	USD	19,800,000	186,009	(139)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	1.20%	Mar 2013	USD	12,500,000	45,937	(10,700)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.20%	Mar 2013	USD	61,000,000	331,376	(52,216)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	1.40%	Mar 2013	USD	5,800,000	112,520	(1,810)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.20%	Mar 2013	USD	17,900,000	90,842	(15,322)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.75%	May 2013	USD	37,600,000	278,965	(19,815)
	7-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	1.65%	Mar 2013	USD	7,600,000	22,800	(16,150)
								494,700,000	$2,316,963	($228,151)

Credit Default Swaptions (OTC)

A credit default swaption is an option to enter into a credit default swap.

High Yield Trust

The Portfolio used credit default swaptions to manage against potential credit events.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
High Yield Trust	CALLS
	5-Year Credit Default Swap	BNP Paribas	MARKIT CDX.NA.HY.19	Buy	102.5%	Feb 2013	USD	5,800,000	$30,160	($21,596)
								5,800,000	$30,160	($21,596)

	PUTS
	5-Year Credit Default Swap	BNP Paribas	MARKIT CDX.NA.HY.19	Sell	96.0%	Feb 2013	USD	11,600,000	$45,240	($75,266)
	5-Year Credit Default Swap	BNP Paribas	MARKIT CDX.NA.HY.19	Sell	96.5%	Mar 2013	USD	13,520,000	90,584	(159,001)
								25,120,000	$135,824	($234,267)

Inflation Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate (based on the Consumer Price Index or other measure), or “floor”.

Global Bond Trust

The Portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	Floor- OTC CPURNSA Index	Citibank NA	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	2,000,000	$25,800	($3,961)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Oct 2020	USD	2,300,000	22,540	(5,468)
							4,300,000	$48,340	($9,429)

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Real Return Bond Trust

The Portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	Floor- OTC CPURNSA Index	Citibank NA	216.687	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2020	USD	2,600,000	$23,160	($5,045)
	Floor- OTC CPURNSA Index	Citibank NA	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	200,000	2,580	(396)
							2,800,000	$25,740	($5,441)

Total Return Trust

The Portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	Floor- OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2020	USD	7,500,000	$63,460	($14,304)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2020	USD	2,600,000	19,500	(5,508)
	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2020	USD	17,900,000	159,640	(34,737)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	6,900,000	89,010	(13,664)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Oct 2020	USD	7,100,000	69,580	(16,881)
							42,000,000	$401,190	($85,094)

Swaps.  The Portfolios may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are agreements between a Portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of Assets and Liabilities. A termination payment by the counterparty or a Portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A Portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between a Portfolio and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following tables summarize the contracts held at December 31, 2012, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used interest rate swap contracts during the year ended December 31, 2012.

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Global Bond Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held interest rate swaps with total USD notional amounts ranging from approximately $39.1 million to $379.0 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Barclays Bank PLC	23,000,000	MXN	$1,961,796	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	$7,196	$82,777	$89,973
	Barclays Bank PLC	87,900,000	MXN	6,367,369	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(21,070)	86,680	65,610
	Citibank N.A.	200,000	AUD	211,630	AUD-BBR-BBSW	Fixed 5.000%	Jun 2022	(762)	21,481	20,719
	Deutsche Bank AG	2,100,000	AUD	2,222,114	AUD-BBR-BBSW	Fixed 5.000%	Jun 2022	(7,198)	224,742	217,544
	Goldman Sachs	7,500,000	MXN	552,384	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	(5,612)	13,860	8,248
	HSBC Bank USA	44,400,000	MXN	3,819,996	MXN-TIIE-Banxico	Fixed 6.590%	Dec 2015	9,741	132,994	142,735
	HSBC Bank USA	20,500,000	MXN	1,763,858	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	8,237	71,956	80,193
	HSBC Bank USA	58,400,000	MXN	4,758,490	MXN-TIIE-Banxico	Fixed 5.800%	Jun 2016	1,744	89,005	90,749
	HSBC Bank USA	29,700,000	MXN	2,150,395	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(7,439)	29,607	22,168
	HSBC Bank USA	10,700,000	MXN	880,677	MXN-TIIE-Banxico	Fixed 6.960%	Jul 2020	(38,937)	108,818	69,881
	Morgan Stanley Capital Services, Inc.	69,900,000	MXN	5,788,241	MXN-TIIE-Banxico	Fixed 6.590%	Dec 2015	(49,141)	273,852	224,711
	Morgan Stanley Capital Services, Inc.	2,800,000	MXN	235,187	MXN-TIIE-Banxico	Fixed 6.750%	Jun 2016	1,940	9,013	10,953
	Morgan Stanley Capital Services, Inc.	51,100,000	MXN	3,697,201	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(9,388)	47,530	38,142
	The Royal Bank of Scotland PLC	380,000,000	JPY	4,735,498	6 Month LIBOR	Fixed 1.500%	Dec 2021	88,189	217,429	305,618
				$39,144,836				($22,500)	$1,409,744	$1,387,244

Investment Quality Bond Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes. During the year ended December 31, 2012, the Portfolio held interest rate swaps with total USD notional amounts as represented below, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION DEPRECIATION	MARKET VALUE
Investment Quality Bond Trust
	JPMorgan Chase Bank, N.A.	5,100,000	USD	$5,100,000	Fixed 4.318%	3 Month LIBOR	Dec 2028	—	($1,378,131)	($1,378,131)
	JPMorgan Chase Bank, N.A.	2,100,000	USD	2,100,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—	(302,435)	(302,435)
				$7,200,000				—	($1,680,566)	($1,680,566)

Real Return Bond Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held interest rate swaps with total USD notional amounts ranging from approximately $11.9 million to $18.4 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Goldman Sachs & Co.	629,452	BRL	$480,769	CDI	Fixed 8.300%	Jan 2017	$1,134	($368)	$766
	HSBC Bank USA	1,251,503	BRL	785,006	CDI	Fixed 8.825%	Jan 2015	9,323	9,554	18,877
	Morgan Stanley Capital Services, Inc.	8,597,351	BRL	6,500,335	CDI	Fixed 8.220%	Jan 2017	(721)	(8,777)	(9,498)
	UBS AG	2,474,695	BRL	1,879,473	CDI	Fixed 8.150%	Jan 2017	—	(6,312)	(6,312)

Exchange Traded
		3,100,000	USD	3,100,000	Fixed 1.4%	3 Month LIBOR	Jan 2018	—	(1,758)	(1,758)
		2,000,000	USD	2,000,000	Fixed 1.5%	3 Month LIBOR	Jan 2018	—	(5,056)	(5,056)
		3,700,000	USD	3,700,000	Fixed 2.5%	3 Month LIBOR	Dec 2042	148,945	63,430	212,375
				$18,445,583				$158,681	$50,713	$209,394

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Total Return Trust

The Portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held interest rate swaps with total USD notional amounts ranging from approximately $193.1 million to $919.0 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	300,000	MXN	$23,228	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2022	($427)	($70)	($497)
	Barclays Bank PLC	341,700,000	MXN	25,180,510	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	122,552	253,233	375,785
	Barclays Bank PLC	87,000,000	MXN	6,291,655	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(45,526)	110,464	64,938
	Barclays Bank PLC	1,800,000	MXN	139,367	MXN-TIIE-Banxico	Fixed 5.000%	Sep 2017	(995)	(639)	(1,634)
	Goldman Sachs International	69,300,000	USD	69,300,000	Fed Funds Rate	Fixed 1.000%	Oct 2017	(43,566)	45,423	1,857
	HSBC Bank USA	248,800,000	MXN	19,069,343	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	71,051	202,567	273,618
	HSBC Bank USA	40,000,000	MXN	2,868,671	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(15,465)	45,321	29,856
	HSBC Bank USA	5,200,000	MXN	403,791	MXN-TIIE-Banxico	Fixed 5.000%	Sep 2017	(3,163)	(1,557)	(4,720)
	HSBC Bank USA	11,800,000	MXN	921,594	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2022	(21,896)	2,351	(19,545)
	Morgan Stanley Capital Services, Inc.	13,600,000	MXN	1,105,893	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	2,029	12,928	14,957
	Morgan Stanley Capital Services, Inc.	50,000,000	MXN	3,608,427	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(20,482)	57,803	37,321
	Morgan Stanley Capital Services, Inc.	52,800,000	USD	52,800,000	Fed Funds Rate	Fixed 1.000%	Oct 2017	(109,345)	110,760	1,415
	Morgan Stanley Capital Services, Inc.	11,100,000	MXN	906,274	MXN-TIIE-Banxico	Fixed 6.350%	Jun 2021	2,286	36,797	39,083
	Morgan Stanley Capital Services, Inc.	22,000,000	MXN	1,706,913	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2022	(51,907)	15,467	(36,440)

Exchange Traded Swaps
		376,400,000	USD	376,400,000	3 Month LIBOR	Fixed 1.500%	Mar 2016	2,902,377	(48,512)	2,853,865
		87,400,000	USD	87,400,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	(22,398,133)	(5,594,158)	(27,992,291)
		46,700,000	USD	46,700,000	Fixed 2.750%	3 Month LIBOR	Jun 2042	(2,357,378)	2,437,009	79,631
		13,600,000	USD	13,600,000	Fixed 2.500%	3 Month LIBOR	Dec 2042	388,988	391,642	780,630
				$708,425,666				($21,579,000)	($1,923,171)	($23,502,171)

The following are abbreviations for the tables above:

BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
LIBOR	London Interbank Offered Rate
TIIE	Tasa de Intere’s Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Currency swaps  A currency swap is an agreement between a Portfolio and counterparty to exchange cash flows based on the notional difference amoung two or more currencies.

Global Bond Trust

The Portfolio used currency swaps to manage against anticipated currency exchange rate changes and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held currency swaps with total USD notional amounts ranging up to $47.7 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	RECEIVE	PAY	MATURITY DATE*	NOTIONAL AMOUNT OF CURRENCY RECEIVED		NOTIONAL AMOUNT OF CURRENCY DELIVERED	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	BNP Paribas	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 Month JPY-LIBOR less 0.7550% based on the notional amount of the currency received	May 2014	$9,800,000	JPY	784,000,000	—	$710,913	$710,913
	Deutsche Bank AG	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 Month JPY-LIBOR less 0.6225% based on the notional amount of the currency received	Jul 2014	37,926,675	JPY	3,000,000,000	($2,398)	3,126,246	3,123,848
								($2,398)	$3,837,159	$3,834,761

*	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The Portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, a Portfolio may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

The following tables summarize the contracts held at December 31, 2012, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used credit default swap contracts as buyer of protection during the year ended December 31, 2012.

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Global Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $30.8 million to $47.2 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	CNA Financial Corp.	4,000,000	USD	$4,000,000	(0.940)%	Dec 2014	—	($18,377)	($18,377)
	Bank of America N.A.	Computer Sciences Corp.	2,050,000	USD	2,050,000	(0.970)%	Mar 2018	—	62,383	62,383
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	3,000,000	(1.180)%	Jun 2018	—	($2,074)	(2,074)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	(35,312)	(35,312)
	BNP Paribas	Vivendi SA	1,300,000	USD	1,300,000	(1.780)%	Jun 2013	—	(10,380)	(10,380)
	BNP Paribas	United Kingdom of Great Britain and Northern Ireland	4,700,000	USD	4,700,000	(1.000)%	Dec 2017	($109,539)	(31,937)	(141,476)
	Citibank N.A.	Pearson PLC	3,000,000	USD	3,000,000	(0.570)%	Jun 2013	—	(7,173)	(7,173)
	Citibank N.A.	United Kingdom of Great Britain and Northern Ireland	1,700,000	USD	1,700,000	(1.000)%	Dec 2017	(41,303)	(9,869)	(51,172)
	Deutsche Bank AG	Tate & Lyle PLC	400,000	USD	400,000	(0.510)%	Dec 2014	—	(2,030)	(2,030)
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	1,100,000	USD	1,100,000	(0.800)%	Sep 2015	—	(15,852)	(15,852)
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	(1,750)	(1,750)
	Goldman Sachs International	United Kingdom of Great Britain and Northern Ireland	2,900,000	USD	2,900,000	(1.000)%	Dec 2017	(69,019)	(18,275)	(87,294)
	JPMorgan Chase Bank, N.A.	Loews Corp.	400,000	USD	400,000	(0.330)%	Mar 2016	—	338	338
	Morgan Stanley Capital Services Inc.	Simon Property Group, L.P.	2,250,000	USD	2,250,000	(0.885)%	Jun 2018	—	11,520	11,520
	Morgan Stanley Capital Services Inc.	Spectra Energy Capital, Llc	1,000,000	USD	1,000,000	(1.150)%	Jun 2018	—	895	895
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	(12,001)	(12,001)
					$34,800,000			($219,861)	($89,894)	($309,755)

High Yield Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $8.2 million to $12.9 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
High Yield Trust
	BNP Paribas	MARKIT CDX.NA.HY.18	5,445,000	USD	$5,445,000	(5.000)%	Jun 2017	$100,772	($68,035)	$32,737
	Morgan Stanley and Company, Inc	MARKIT CDX.NA.HY.17	4,032,000	USD	4,032,000	(5.000)%	Dec 2016	98,041	(215,785)	(117,744)
					$9,477,000			$198,813	($283,820)	($85,007)

Investment Quality Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $9.3 million to $30.3 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION DEPRECIATION	MARKET VALUE
Investment Quality Bond Trust
	Goldman Sachs	Macy’s, Inc.	1,095,000	USD	$1,095,000	(1.000)%	Mar 2017	$4,389	($2,729)	$1,660
	Goldman Sachs	CDX-NAHYS19V1-5Y	6,515,000	USD	6,515,000	(5.000)%	Dec 2017	4,636	(49,822)	(45,186)
	Goldman Sachs	ABX.HE.PENAAA.07-1	126,875	USD	126,875	(0.090)%	Aug 2037	51,818	(5,203)	46,615
	Goldman Sachs	ABX.HE.AAA.06-1	1,901,533	USD	1,901,533	(0.180)%	Jul 2045	164,598	(88,895)	75,703
	Goldman Sachs	ABX.HE.PENAAA.06-2	1,088,953	USD	1,088,953	(0.110)%	May 2046	254,646	(39,701)	214,945
	Goldman Sachs	CMBX.NA.AM.4	830,000	USD	830,000	(0.500)%	Feb 2051	129,437	(26,114)	103,323
	Goldman Sachs	CMBX.NA.A.1	235,000	USD	235,000	(0.350)%	Oct 2052	104,917	(9,170)	95,747
	JPMorgan Chase Bank N.A.	CDX-NAHYS19V1-5Y	7,550,000	USD	7,550,000	(5.000)%	Dec 2017	(88,442)	33,338	(55,104)
	JPMorgan Chase Bank N.A.	ABX.HE.PENAAA.07-1	1,644,838	USD	1,644,838	(0.090)%	Aug 2037	680,678	(76,346)	604,332
	JPMorgan Chase Bank N.A.	ABX.HE.AAA.06-1	422,563	USD	422,563	(0.180)%	Jul 2045	24,214	(7,389)	16,825
	JPMorgan Chase Bank N.A.	ABX.HE.PENAAA.06-2	500,512	USD	500,512	(0.110)%	May 2046	129,475	(30,681)	98,794
	JPMorgan Chase Bank N.A.	CMBX.NA.AJ.4	140,000	USD	140,000	(0.960)%	Feb 2051	46,736	(1,554)	45,182
	JPMorgan Chase Bank N.A.	CMBX.NA.A.1	505,000	USD	505,000	(0.350)%	Oct 2052	229,820	(24,067)	205,753

94

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PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION DEPRECIATION	MARKET VALUE
Investment Quality Bond Trust, continued
	Morgan Stanley Capital Services, Inc.	CDX-NAHYS19V1-5Y	1,090,000	USD	$1,090,000	(5.000)%	Dec 2017	($16,929)	$8,974	($7,955)
	Morgan Stanley Capital Services, Inc.	ABX.HE.AAA.06-1	1,078,077	USD	1,078,077	(0.180)%	Jul 2045	101,871	(58,950)	42,921
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AJ.4	700,000	USD	700,000	(0.960)%	Feb 2051	270,686	(44,775)	225,911
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AM.4	405,000	USD	405,000	(0.500)%	Feb 2051	101,009	(50,592)	50,417
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.1	620,000	USD	620,000	(0.250)%	Oct 2052	142,412	(5,287)	137,125
	UBS Securities LLC	Everest Reinsurance Holdings, Inc.	1,450,000	USD	1,450,000	(1.800)%	Dec 2013	—	(19,066)	(19,066)
					$27,898,351			$2,335,971	($498,029)	$1,837,942

Real Return Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $2.0 million to $3.7 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)		UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Barclays Bank PLC	Rexam PLC	$1,000,000	USD	$1,000,000	(1.450)%	Jun 2013	—		($6,884)	($6,884)
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	1,000,000	(0.535)%	Dec 2014	—		1,366	1,366
					$2,000,000				-	($5,518)	($5,518)

Total Return Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging up to approximately $118.7 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	iTraxx Europe Series 18 Version 1	1,100,000	EUR	$1,425,764	(1.000)%	Dec 2017	$18,070	($6,356)	$11,714
	Barclays Bank PLC	iTraxx Europe Series 18 Version 1	300,000	EUR	388,200	(1.000)%	Dec 2017	5,010	(1,815)	3,195
	Goldman Sachs	iTraxx Europe Series 18 Version 1	73,300,000	EUR	94,993,099	(1.000)%	Dec 2017	1,312,599	(532,033)	780,566

Exchange Traded Swaps
		CDX.NA.IG.19	2,300,000	USD	2,300,000	(1.000)%	Dec 2017	(3,500)	(3,316)	(6,816)
					$99,107,063			$1,332,179	($543,520)	$788,659

Implied credit spreads are utilized in determining the market value of CDS agreements in which a Portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a Fund as the Seller could be required to make under any CDS agreement would be an amount equal to the notional amount of the agreement.

The following tables summarize the contracts held at December 31, 2012, and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used credit default swap contracts as a seller of protection during the year ended December 31, 2012.

95

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Global Bond Trust

The Portfolio used credit default swaps to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $28.1 million to $153.1 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2012	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.15%	10,200,000	USD	$10,200,000	1.000%	Jun 2015	$37,816	$181,039	$218,855
	Citibank N.A.	United Kingdom of Great Britain and Northern Ireland	0.15%	1,000,000	USD	1,000,000	1.000%	Jun 2015	3,684	17,772	21,456
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.15%	1,800,000	USD	1,800,000	1.000%	Jun 2015	6,647	31,974	38,621
	Deutsche Bank AG	Republic of Italy	2.62%	200,000	USD	200,000	1.000%	Jun 2017	(26,535)	13,155	(13,380)
	HSBC Bank USA	Republic of Italy	2.62%	300,000	USD	300,000	1.000%	Jun 2017	(44,242)	24,171	(20,071)
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.15%	7,800,000	USD	7,800,000	1.000%	Jun 2015	19,687	147,672	167,359
	Morgan Stanley Capital Services Inc.	Commonwealth of Pennsylvania	1.19%	1,000,000	USD	1,000,000	1.400%	Mar 2021	—	14,641	14,641
	The Royal Bank of Scotland PLC	Commonwealth of Australia	0.28%	800,000	USD	800,000	1.000%	Sep 2016	8,412	13,207	21,619
	UBS AG	Commonwealth of Australia	0.28%	4,600,000	USD	4,600,000	1.000%	Sep 2016	50,860	73,447	124,307
	UBS AG	Commonwealth of Australia	0.31%	400,000	USD	400,000	1.000%	Dec 2016	(1,649)	12,786	11,137
						$28,100,000			$54,680	$529,864	$584,544

High Yield Trust

The Portfolio used credit default swaps to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging up to approximately $9.8 million, as measured at each quarter end. At December 31, 2012, the Portfolio held no written credit default swap contracts.

Investment Quality Bond Trust

The Portfolio used credit default swaps to take a long position in the exposure of the benchmark credit. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $24.3 million to $49.2 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREADS AND/OR CREDIT RATING AT 12-31-2012	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION DEPRECIATION	MARKET VALUE
Investment Quality Bond Trust
	Goldman Sachs	Kohl’s Corp.	2.07%	1,095,000	USD	$1,095,000	1.000%	Mar 2017	($29,955)	($16,693)	($46,648)
	Goldman Sachs	Hewlett-Packard	2.94%	870,000	USD	870,000	1.000%	Sep 2017	(68,570)	(4,772)	(73,342)
	Goldman Sachs	CDX-EM.ex-EUS18V1-5Y	2.09%	8,015,000	USD	8,015,000	5.000%	Dec 2017	942,538	150,832	1,093,370
	Goldman Sachs	CDX-NAIGS19V1-5Y	0.94%	23,405,000	USD	23,405,000	1.000%	Dec 2017	12,218	57,160	69,378
	Goldman Sachs	ITRAXX-XOVERS18V1-5Y	4.83%	420,000	EUR	538,608	5.000%	Dec 2017	(1,961)	7,568	5,607
	Goldman Sachs	CMBX.NA.AAA.3	Aa1	640,000	USD	640,000	0.080%	Dec 2049	(39,599)	12,409	(27,190)
	Goldman Sachs	CMBX.NA.AJ.3	B2	700,000	USD	700,000	1.470%	Dec 2049	(218,584)	2,659	(215,925)
	JPMorgan Chase Bank N.A.	ABX.HE.PENAAA.07-2	Ca	189,576	USD	189,576	0.760%	Jan 2038	(116,783)	29,727	(87,056)
	JPMorgan Chase Bank N.A.	CMBX.NA.AJ.2	Ba2	1,235,000	USD	1,235,000	1.090%	Mar 2049	(238,045)	23,726	(214,319)
	JPMorgan Chase Bank N.A.	CMBX.NA.AAA.3	Aa1	2,845,000	USD	2,845,000	0.080%	Dec 2049	(180,046)	59,178	(120,868)
	JPMorgan Chase Bank N.A.	CMBX.NA.AJ.3	B2	515,000	USD	515,000	1.470%	Dec 2049	(174,418)	15,558	(158,860)
	JPMorgan Chase Bank N.A.	CMBX.NA.AAA.5	Aa3	654,892	USD	654,892	0.350%	Feb 2051	(65,167)	38,197	(26,970)
	JPMorgan Chase Bank N.A.	CMBX.NA.AA.4	Caa2	700,000	USD	700,000	1.650%	Feb 2051	(438,849)	6,241	(432,608)
	Morgan Stanley Capital Services, Inc.	Xerox, Corp.	1.59%	825,000	USD	825,000	1.000%	Jun 2016	(8,471)	(7,818)	(16,289)
	Morgan Stanley Capital Services, Inc.	CDX-NAIGS19V1-5Y	0.94%	4,450,000	USD	4,450,000	1.000%	Dec 2017	13,525	(334)	13,191
	Morgan Stanley Capital Services, Inc.	PRIMEX.ARM.1	B3	301,136	USD	301,136	4.420%	Jun 2036	9,887	21,613	31,500
	Morgan Stanley Capital Services, Inc.	PRIMEX.ARM.2	Ca	944,246	USD	944,246	4.580%	Dec 2037	(69,934)	93,314	23,380
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3	Aa1	620,000	USD	620,000	0.080%	Dec 2049	(57,948)	31,608	(26,340)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.	Aa3	314,948	USD	314,948	0.350%	Feb 2051	(24,206)	11,236	(12,970)
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AA.4	Caa2	345,000	USD	345,000	1.650%	Feb 2051	(192,345)	(20,870)	(213,215)
						$49,203,406			($946,713)	$510,539	($436,174)

96

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Trust

The Portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $1.9 million to $4.8 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2012	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Barclays Bank PLC	Federative Republic of Brazil	5.98%	500,000	USD	$500,000	1.000%	Jun 2015	($2,056)	$7,186	$5,130
	Goldman Sachs International	Government of Japan	4.01%	500,000	USD	500,000	1.000%	Dec 2015	6,348	2,720	9,068
	JPMorgan Chase Bank	Federative Republic of Brazil	5.98%	600,000	USD	600,000	1.000%	Jun 2015	(3,285)	9,440	6,155
	JPMorgan Chase Bank	Petroleo Brasileiro S/A Petrobras	10.90%	300,000	USD	300,000	1.000%	Sep 2015	(4,550)	3,922	(628)
						$1,900,000			($3,543)	$23,268	$19,725

Total Return Trust

The Portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2012, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $368.0 million to $486.3 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND/OR CREDIT RATING AT 12-31-2012	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	United Mexican States	0.53%	300,000	USD	$300,000	1.000%	Mar 2015	($2,301)	$6,251	$3,950
	Bank of America N.A.	General Electric Capital Corp.	0.81%	2,600,000	USD	2,600,000	1.000%	Dec 2015	(30,750)	46,533	15,783
	Bank of America N.A.	Federative Republic of Brazil	0.71%	20,700,000	USD	20,700,000	1.000%	Mar 2016	(93,601)	291,169	197,568
	Bank of America N.A.	General Electric Capital Corp.	0.81%	2,500,000	USD	2,500,000	1.000%	Dec 2015	(28,892)	44,068	15,176
	Bank of America N.A.	French Republic	0.47%	2,300,000	USD	2,300,000	0.250%	Mar 2016	(57,712)	41,645	(16,067)
	Bank of America N.A.	Government of Japan	0.42%	700,000	USD	700,000	1.000%	Mar 2016	5,929	7,268	13,197
	Bank of America N.A.	Metlife, Inc.	1.12%	7,300,000	USD	7,300,000	1.000%	Mar 2016	(104,898)	79,080	(25,818)
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.22%	3,900,000	USD	3,900,000	1.000%	Mar 2016	53,965	52,440	106,405
	Bank of America N.A.	Berkshire Hathaway, Inc.	0.71%	2,900,000	USD	2,900,000	1.000%	Jun 2016	(22,236)	42,044	19,808
	Bank of America N.A.	Government of Japan	0.59%	2,500,000	USD	2,500,000	1.000%	Mar 2017	(14,102)	58,033	43,931
	Bank of America N.A.	Federal Republic of Germany	0.34%	15,200,000	USD	15,200,000	0.250%	Jun 2017	(418,172)	355,842	(62,330)
	Bank of America N.A.	CMBX.NA.AAA Indices	AA–	1,800,000	USD	1,800,000	0.080%	Dec 2049	(106,202)	29,730	(76,472)
	Barclays Bank PLC	Dell, Inc.	0.51%	5,900,000	USD	5,900,000	1.000%	Sep 2013	7,019	15,851	22,870
	Barclays Bank PLC	United Mexican States	0.42%	2,000,000	USD	2,000,000	1.000%	Mar 2015	(19,495)	45,922	26,427
	Barclays Bank PLC	CDX.EM.13	1.82%	15,100,000	USD	15,100,000	5.000%	Jun 2015	973,973	212,035	1,186,008
	Barclays Bank PLC	Federative Republic of Brazil	0.60%	500,000	USD	500,000	1.000%	Jun 2015	(3,404)	8,534	5,130
	Barclays Bank PLC	People’s Republic of China	0.34%	700,000	USD	700,000	1.000%	Mar 2016	5,249	9,880	15,129
	Barclays Bank PLC	Republic of Indonesia	0.79%	8,900,000	USD	8,900,000	1.000%	Jun 2016	(99,061)	166,162	67,101
	Barclays Bank PLC	French Republic	0.59%	500,000	USD	500,000	0.250%	Sep 2016	(22,381)	16,129	(6,252)
	BNP Paribas	People’s Republic of China	0.34%	300,000	USD	300,000	1.000%	Mar 2016	2,277	4,207	6,484
	BNP Paribas	United States of America	0.31%	7,800,000	EUR	10,936,378	0.250%	Mar 2016	(72,634)	53,158	(19,476)
	BNP Paribas	Federative Republic of Brazil	0.95%	1,300,000	USD	1,300,000	1.000%	Jun 2017	(10,813)	14,243	3,430
	BNP Paribas	United Mexican States	0.82%	3,800,000	USD	3,800,000	1.000%	Jun 2017	(14,640)	45,995	31,355
	BNP Paribas	Republic of Indonesia	1.75%	3,800,000	USD	3,800,000	1.000%	Jun 2021	(219,693)	6,156	(213,537)
	Citibank N.A.	General Electric Capital Corp.	0.26%	1,500,000	USD	1,500,000	4.325%	Dec 2013	—	61,843	61,843
	Citibank N.A.	United Mexican States	0.42%	2,000,000	USD	2,000,000	1.000%	Mar 2015	(19,894)	46,321	26,427
	Citibank N.A.	Federative Republic of Brazil	0.64%	1,000,000	USD	1,000,000	1.000%	Sep 2015	(8,447)	18,465	10,018
	Citibank N.A.	Republic of Indonesia	0.61%	500,000	USD	500,000	1.000%	Sep 2015	(5,985)	11,392	5,407
	Citibank N.A.	United Mexican States	0.53%	700,000	USD	700,000	1.000%	Sep 2015	(5,722)	14,940	9,218
	Citibank N.A.	Federative Republic of Brazil	0.71%	7,800,000	USD	7,800,000	1.000%	Mar 2016	(79,823)	154,269	74,446
	Citibank N.A.	United Mexican States	0.60%	11,600,000	USD	11,600,000	1.000%	Mar 2016	(59,407)	211,638	152,231
	Citibank N.A.	Berkshire Hathaway, Inc.	0.93%	11,000,000	USD	11,000,000	1.000%	Jun 2016	(17,801)	47,868	30,067
	Citibank N.A.	Federative Republic of Brazil	0.77%	6,600,000	USD	6,600,000	1.000%	Jun 2016	(15,045)	70,098	55,053
	Citibank N.A.	Republic of Indonesia	0.79%	600,000	USD	600,000	1.000%	Jun 2016	(7,589)	12,113	4,524
	Citibank N.A.	United Mexican States	0.65%	3,600,000	USD	3,600,000	1.000%	Jun 2016	(5,327)	49,961	44,634
	Citibank N.A.	Republic of Indonesia	1.75%	1,200,000	USD	1,200,000	1.000%	Jun 2021	(71,342)	3,909	(67,433)
	Credit Suisse International	People’s Republic of China	0.25%	5,000,000	USD	5,000,000	1.000%	Mar 2015	10,296	75,126	85,422
	Credit Suisse International	CDX.EM.13	1.82%	700,000	USD	700,000	5.000%	Jun 2015	43,580	11,400	54,980
	Credit Suisse International	Federative Republic of Brazil	0.60%	6,900,000	USD	6,900,000	1.000%	Jun 2015	(46,020)	116,810	70,790
	Credit Suisse International	United Kingdom of Great Britain and Northern Ireland	0.19%	3,600,000	USD	3,600,000	1.000%	Mar 2016	43,731	51,188	94,919
	Credit Suisse International	ArcelorMittal	3.07%	1,500,000	USD	1,500,000	1.000%	Jun 2016	(51,126)	(50,305)	(101,431)
	Deutsche Bank	Berkshire Hathaway, Inc.	0.41%	2,000,000	USD	2,000,000	0.850%	Mar 2013	—	2,513	2,513
	Deutsche Bank	CDX.NA.IG.10-V4	0.00%	2,411,247	USD	2,411,247	0.530%	Jun 2013	—	6,485	6,485
	Deutsche Bank	General Electric Capital Corp.	0.26%	1,400,000	USD	1,400,000	4.900%	Dec 2013	—	65,875	65,875
	Deutsche Bank	CDX.EM.12	1.76%	1,400,000	USD	1,400,000	5.000%	Dec 2014	54,684	35,785	90,469
	Deutsche Bank	United Mexican States	0.42%	1,000,000	USD	1,000,000	1.000%	Mar 2015	(9,947)	23,161	13,214
	Deutsche Bank	CDX.EM.13	1.82%	4,600,000	USD	4,600,000	5.000%	Jun 2015	278,576	82,724	361,300
	Deutsche Bank	Federative Republic of Brazil	0.60%	3,500,000	USD	3,500,000	1.000%	Jun 2015	(17,803)	53,710	35,907

97

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AND/OR CREDIT RATING AT 12-31-2012	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust, continued
	Deutsche Bank	General Electric Capital Corp.	0.86%	400,000	USD	$400,000	1.000%	Mar 2016	($13,681)	$15,571	$1,890
	Deutsche Bank	Metlife, Inc.	1.12%	3,700,000	USD	3,700,000	1.000%	Mar 2016	(48,486)	35,400	(13,086)
	Deutsche Bank	United Kingdom of Great Britain and Northern Ireland	0.19%	1,200,000	USD	1,200,000	1.000%	Mar 2016	14,577	17,063	31,640
	Deutsche Bank	United Mexican States	0.60%	7,200,000	USD	7,200,000	1.000%	Mar 2016	(33,575)	128,063	94,488
	Deutsche Bank	Federative Republic of Brazil	0.77%	7,600,000	USD	7,600,000	1.000%	Jun 2016	(15,151)	78,545	63,394
	Deutsche Bank	People’s Republic of China	0.39%	5,100,000	USD	5,100,000	1.000%	Jun 2016	37,938	71,810	109,748
	Deutsche Bank	People’s Republic of China	0.43%	800,000	USD	800,000	1.000%	Sep 2016	3,142	13,999	17,141
	Deutsche Bank	Ally Financial, Inc.	2.12%	2,900,000	USD	2,900,000	5.000%	Dec 2016	(62,344)	380,500	318,156
	Deutsche Bank	Federative Republic of Brazil	0.95%	6,500,000	USD	6,500,000	1.000%	Jun 2017	(52,688)	69,838	17,150
	Deutsche Bank	The Export-Import Bank of China	0.84%	500,000	USD	500,000	1.000%	Jun 2017	(18,852)	22,437	3,585
	Deutsche Bank	Metlife, Inc.	1.60%	4,100,000	USD	4,100,000	1.000%	Mar 2018	(173,216)	52,276	(120,940)
	Deutsche Bank	Republic of Indonesia	1.75%	2,300,000	USD	2,300,000	1.000%	Jun 2021	(130,180)	934	(129,246)
	Deutsche Bank	CMBX.NA.AAA Indices	AA–	2,300,000	USD	2,300,000	0.080%	Dec 2049	(132,577)	34,863	(97,714)
	Goldman Sachs	CDX.NA.IG.10-V4	0.00%	2,989,946	USD	2,989,946	0.463%	Jun 2013	—	7,006	7,006
	Goldman Sachs	Berkshire Hathaway, Inc.	0.71%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(10,735)	20,297	9,562
	Goldman Sachs	CDX.EM.13	1.82%	200,000	USD	200,000	5.000%	Jun 2015	11,802	3,907	15,709
	Goldman Sachs	Federative Republic of Brazil	0.60%	500,000	USD	500,000	1.000%	Jun 2015	(3,179)	8,309	5,130
	Goldman Sachs	United Kingdom of Great Britain and Northern Ireland	0.15%	500,000	USD	500,000	1.000%	Jun 2015	3,379	7,349	10,728
	Goldman Sachs	People’s Republic of China	0.43%	300,000	USD	300,000	1.000%	Sep 2016	1,166	5,262	6,428
	Goldman Sachs	Government of Japan	0.59%	8,800,000	USD	8,800,000	1.000%	Mar 2017	(53,254)	207,891	154,637
	Goldman Sachs	Russian Federation	1.18%	300,000	USD	300,000	1.000%	Jun 2017	(18,410)	16,098	(2,312)
	Goldman Sachs	CDX.NA.IG.9	0.21%	964,499	USD	964,499	0.548%	Dec 2017	—	16,096	16,096
	Goldman Sachs	American International Group, Inc.	1.54%	1,700,000	USD	1,700,000	1.000%	Dec 2020	(320,249)	255,648	(64,601)
	HSBC Bank USA	CDX.EM.13	1.82%	6,300,000	USD	6,300,000	5.000%	Jun 2015	366,328	128,496	494,824
	HSBC Bank USA	Federative Republic of Brazil	0.60%	2,300,000	USD	2,300,000	1.000%	Jun 2015	(30,244)	53,841	23,597
	HSBC Bank USA	Federative Republic of Brazil	0.64%	1,700,000	USD	1,700,000	1.000%	Sep 2015	(9,181)	26,213	17,032
	HSBC Bank USA	People’s Republic of China	0.39%	6,000,000	USD	6,000,000	1.000%	Jun 2016	(87,828)	216,944	129,116
	HSBC Bank USA	Republic of Indonesia	0.79%	2,100,000	USD	2,100,000	1.000%	Jun 2016	(24,485)	40,317	15,832
	HSBC Bank USA	People’s Republic of China	0.55%	5,000,000	USD	5,000,000	1.000%	Jun 2017	(21,198)	122,225	101,027
	HSBC Bank USA	United Mexican States	0.82%	2,100,000	USD	2,100,000	1.000%	Jun 2017	(8,539)	25,866	17,327
	HSBC Bank USA	United Mexican States	1.22%	9,600,000	USD	9,600,000	1.000%	Mar 2021	(362,150)	207,690	(154,460)
	JPMorgan Chase Bank, N.A.	CDX.EM.13	1.82%	10,000,000	USD	10,000,000	5.000%	Jun 2015	586,110	199,326	785,436
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	0.64%	2,100,000	USD	2,100,000	1.000%	Sep 2015	(12,075)	33,114	21,039
	JPMorgan Chase Bank, N.A.	Government of Japan	0.42%	1,300,000	USD	1,300,000	1.000%	Mar 2016	7,113	17,396	24,509
	JPMorgan Chase Bank, N.A.	Metlife, Inc.	1.12%	4,000,000	USD	4,000,000	1.000%	Mar 2016	(58,654)	44,508	(14,146)
	JPMorgan Chase Bank, N.A.	Republic of Indonesia	0.79%	1,600,000	USD	1,600,000	1.000%	Jun 2016	(19,741)	31,804	12,063
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	0.82%	1,500,000	USD	1,500,000	1.000%	Sep 2016	(6,620)	17,343	10,723
	JPMorgan Chase Bank, N.A.	People’s Republic of China	0.43%	1,900,000	USD	1,900,000	1.000%	Sep 2016	7,886	32,825	40,711
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	0.95%	1,900,000	USD	1,900,000	1.000%	Jun 2017	(22,564)	27,577	5,013
	JPMorgan Chase Bank, N.A.	CDX.NA.IG.9-V4	0.21%	2,121,897	USD	2,121,897	0.553%	Dec 2017	—	35,928	35,928
	Merrill Lynch International	Federative Republic of Brazil	0.73%	1,000,000	USD	1,000,000	1.950%	Apr 2016	(1,316)	45,116	43,800
	Morgan Stanley Capital Services, Inc.	CDX.EM.13	1.82%	8,700,000	USD	8,700,000	5.000%	Jun 2015	517,364	165,965	683,329
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	0.60%	800,000	USD	800,000	1.000%	Jun 2015	(3,685)	11,893	8,208
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	0.93%	1,200,000	USD	1,200,000	1.000%	Jun 2016	(3,103)	6,550	3,447
	Morgan Stanley Capital Services, Inc.	United Kingdom of Great Britain and Northern Ireland	0.22%	1,800,000	USD	1,800,000	1.000%	Jun 2016	21,532	27,578	49,110
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	0.43%	900,000	USD	900,000	1.000%	Sep 2016	3,274	16,009	19,283
	Morgan Stanley Capital Services, Inc.	Government of Japan	0.59%	1,100,000	USD	1,100,000	1.000%	Mar 2017	(6,035)	25,365	19,330
	Morgan Stanley Capital Services, Inc.	Government of Japan	0.65%	300,000	USD	300,000	1.000%	Jun 2017	(698)	5,377	4,679
	The Royal Bank of Scotland PLC	People’s Republic of China	0.39%	4,900,000	USD	4,900,000	1.000%	Jun 2016	35,633	69,812	105,445
	The Royal Bank of Scotland PLC	People’s Republic of China	0.43%	600,000	USD	600,000	1.000%	Sep 2016	3,022	9,833	12,855
	UBS AG	Berkshire Hathaway, Inc.	0.71%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(11,013)	20,575	9,562
	UBS AG	Federative Republic of Brazil	0.64%	500,000	USD	500,000	1.000%	Sep 2015	(2,565)	7,574	5,009
	UBS AG	United States of America	0.29%	12,700,000	EUR	16,290,280	0.250%	Sep 2015	(97,474)	79,006	(18,468)
	UBS AG	United Kingdom of Great Britain and Northern Ireland	0.22%	2,500,000	USD	2,500,000	1.000%	Jun 2016	29,906	38,302	68,208
	UBS AG	American International Group, Inc.	1.54%	100,000	USD	100,000	1.000%	Dec 2020	(19,207)	15,407	(3,800)
	UBS AG	Republic of Indonesia	1.75%	2,700,000	USD	2,700,000	1.000%	Jun 2021	(156,518)	4,794	(151,724)
Exchange Traded Swap
		CDX.NA.HY.19	B	900,000	USD	900,000	5.000%	Dec 2017	(3,336)	(3,232)	(6,568)
						$368,014,247			($687,620)	$6,106,163	$5,418,543

98

DERIVATIVE INSTRUMENTS, CONTINUED

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The following table summarizes the inflation swap contracts the Portfolio held as of December 31, 2012.

Real Return Bond Trust

The Portfolio used inflation swaps to manage duration and manage against anticipated changes in inflation. During the year ended December 31, 2012, the Portfolio held inflation swaps with total USD notional amounts ranging from up to approximately $16.4 million, as measured at each quarter end.

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Fund
	BNP Paribas	3,400,000	EUR	$4,329,732	FRC-EXT-CPI	Fixed 1.9%	Sep 2016	$3,683	$5,302	$8,985
	BNP Paribas	4,900,000	USD	4,900,000	Fixed 2.25%	USA-CPI-U	Jul 2017	5,157	738	5,895
	BNP Paribas	1,100,000	EUR	1,401,126	FRC-EXT-CPI	Fixed 1.95%	Sep 2017	—	944	944
	BNP Paribas	1,900,000	USD	1,900,000	Fixed 2.5%	USA-CPI-U	Jul 2022	24,870	5,946	30,816
	Citibank N.A.	500,000	EUR	647,300	Fixed 2.0%	FRC-EXT-CPI	Jul 2016	1,403	3,067	4,470
	Deutsche Bank AG	500,000	USD	500,000	USA-CPI-U	Fixed 2.5%	Jul 2022	11,350	(3,241)	8,109
	The Royal Bank of Scotland PLC	2,700,000	USD	2,700,000	Fixed 2.25%	USA-CPI-U	Jul 2017	3,327	(79)	3,248
				$16,378,158				$49,790	$12,677	$62,467

Fair value of derivative instruments by risk category  The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2012, by risk category:

Portfolio	Risk	Statements of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Active Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	—	($19,301)
				—	($19,301)
Global Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$780,808	($583,988)
	Interest rate contracts	Written options, at value	Written options	—	(4,003,755)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	1,387,244	—
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	823,906	—
	Credit contracts	Swap contracts, at value	Credit default swaps	693,131	(418,342)
	Foreign currency contracts	Swap contracts, at value	Currency swaps	3,834,761	—
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	1,842,835	(15,319,476)
				$9,362,685	($20,325,561)
High Yield Trust	Credit contracts	Swap contracts, at value	Credit default swaps	$32,737	($117,744)
	Credit contracts	Investments in unaffiliated issuers, at value*	Purchased options	310,191	—
	Credit contracts	Written options, at value	Written options	—	(255,863)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	28,489	(102,109)
				$371,417	($475,716)
Investment Quality Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$99,870	($37,876)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	(1,680,566)
	Credit contracts	Swap contracts, at value	Credit default swaps	3,201,679	(1,799,911)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	9,094	(19,053)
				$3,310,643	($3,537,406)
New Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$758,706	($252,761)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	4,271,474	(2,440,848)
				$5,030,180	($2,693,609)

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Portfolio	Risk	Statements of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Real Return Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$13,582	($16,340)
	Interest rate contracts	Written options, at value	Written options	—	(180,603)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	294,485	(22,624)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	12,892	—
	Credit contracts	Swap contracts, at value	Credit default swaps	21,719	(7,512)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	21,359	(160,260)
				$364,037	($387,339)
Short Term Government Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$13,176	—
				$13,176	—
Strategic Income Opportunities Trust	Interest rate contracts	Receivable/payable for futures	Futures†	—	$126,127
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$5,797,327	(5,163,115)
	Foreign currency contracts	Investments in unaffiliated issuers, at value*	Purchased options	740,299	—
				$6,537,626	($5,036,988)
Total Return Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$834,610	($614,179)
	Interest rate contracts	Written options, at value	Written options	—	(354,975)
	Interest rate contracts	Swap contracts, at value	Interest rate swaps	4,552,956	(28,055,127)
	Credit contracts	Swap contracts, at value	Credit default swaps	7,579,899	(1,372,697)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	7,024,599	(7,726,988)
				$19,992,064	($38,123,966)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

*	Purchased options are included in the Portfolio’s Investments

Effect of derivative instruments on the Statements of Operations  The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2012:

	Statements of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
Active Bond Trust	Interest rate contracts	—	—	($159,924)	—	—	($159,924)
	Total	—	—	($159,924)	—	—	($159,924)
Bond Trust	Interest rate contracts	—	—	($6,862,506)	—	—	($6,862,506)
	Total	—	—	($6,862,506)	—	—	($6,862,506)
Bond PS Series	Interest rate contracts	—	—	($290,669)	—	—	($290,669)
	Total	—	—	($290,669)	—	—	($290,669)
Global Bond Trust	Interest rate contracts	($337,541)	$3,000,704	$11,852,295	$2,954,545	—	$17,470,003
	Credit contracts	—	—	—	3,976,641	—	3,976,641
	Foreign currency contracts	(115,560)	165,714	—	—	($32,563,292)	(32,513,138)
	Total	($453,101)	$3,166,418	$11,852,295	$6,931,186	($32,563,292)	($11,066,494)
High Yield Trust	Interest rate contracts	($721,451)	$1,020,584	—	—	—	$299,133
	Credit contracts	—	—	—	($759,087)	—	(759,087)
	Foreign currency contracts	—	—	—	—	$167,266	167,266
	Total	($721,451)	$1,020,584	—	($759,087)	$167,266	($292,688)
Investment Quality Bond Trust	Interest rate contracts	—	—	$710,879	($208,320)	—	$502,559
	Credit contracts	—	—	—	(652,962)	—	(652,962)
	Foreign currency contracts	—	—	—	—	$119,165	119,165
	Total	—	—	$710,879	($861,282)	$119,165	($31,238)
New Income Trust	Interest rate contracts	—	—	($4,841,404)	—	—	($4,841,404)
	Foreign currency contracts	—	—	—	—	$4,885,092	4,885,092
	Total	—	—	($4,841,404)	—	$4,885,092	$43,688
Real Return Bond Trust	Interest rate contracts	($38,865)	$243,112	$279,570	$304,661	—	$788,478
	Credit contracts	—	—	—	84,091	—	84,091
	Foreign currency contracts	—	—	—	—	$246,737	246,737
	Total	($38,865)	$243,112	$279,570	$388,752	$246,737	$1,119,306
Short Term Government Income Trust	Interest rate contracts	—	—	($1,239,498)	—	—	($1,239,498)
	Total	—	—	($1,239,498)	—	—	($1,239,498)

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	Statements of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
Strategic Income Opportunities Trust	Foreign currency contracts	$1,322,310		($1,172,346)	—	($119,415)	$30,549
	Total	$1,322,310	—	($1,172,346)	—	($119,415)	$30,549
Total Return Trust	Interest rate contracts	$208,287	$16,061,261	$23,896,005	$7,990,436	—	$48,155,989
	Credit contracts		—	—	2,993,845	—	2,993,845
	Foreign currency contracts		—	—	—	$12,421,364	12,421,364
	Total	$208,287	$16,061,261	$23,896,005	$10,984,281	$12,421,364	$63,571,198

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2012:

	Statements of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
Active Bond Trust	Interest rate contracts	—	—	($39,406)	—	—	($39,406)
	Total	—	—	($39,406)	—	—	($39,406)
Bond Trust	Interest rate contracts	—	—	$1,475,247	—	—	$1,475,247
	Total	—	—	$1,475,247	—	—	$1,475,247
Bond PS Series	Interest rate contracts	—	—	$18,001	—	—	$18,001
	Total	—	—	$18,001	—	—	$18,001
Global Bond Trust	Interest rate contracts	$266,042	($2,002,906)	($5,502,925)	$386,907	—	($6,852,882)
	Credit contracts	—	—	—	(396,941)	—	(396,941)
	Foreign currency contracts	4,950	—	—	3,837,159	($18,318,957)	(14,476,848)
	Total	$270,992	($2,002,906)	($5,502,925)	$3,827,125	($18,318,957)	($21,726,671)
High Yield Trust	Credit contracts	$107,287	—	—	($324,144)	—	($216,857)
	Foreign currency contracts	—	—	—	—	($229,150)	(229,150)
	Total	$107,287	—	—	($324,144)	($229,150)	($446,007)
Investment Quality Bond Trust	Interest rate contracts	—	—	($44,923)	$37,226	—	($7,697)
	Credit contracts	—	—	—	78,804	—	78,804
	Foreign currency contracts	—	—	—	—	($1,982)	(1,982)
	Total	—	—	($44,923)	$116,030	($1,982)	$69,125
New Income Trust	Interest rate contracts	—	—	$535,418	—	—	$535,418
	Foreign currency contracts	—	—	—	—	($311,568)	(311,568)
	Total	—	—	$535,418	—	($311,568)	$223,850
Real Return Bond Trust	Interest rate contracts	$3,472	($145,536)	($215,743)	$132,975	—	($224,832)
	Credit contracts	—	—	—	(10,196)	—	(10,196)
	Foreign currency contracts	—	—	—	—	($454,294)	(454,294)
	Total	$3,472	($145,536)	($215,743)	$122,779	($454,294)	($689,322)
Short Term Government Income Trust	Interest rate contracts	—	—	$13,176	—	—	$13,176
	Total	—	—	$13,176	—	—	$13,176
Strategic Income Opportunities Trust	Interest rate contracts	—	—	$155,448	—	—	$155,448
	Foreign currency contracts	($138,773)	—	—	—	($1,971,946)	(2,110,719)
	Total	($138,773)	—	$155,448	—	($1,971,946)	($1,955,271)
Total Return Trust	Interest rate contracts	($77,355)	($7,860,831)	($8,213,512)	($582,627)	—	($16,734,325)
	Credit contracts	—	—	—	15,197,772	—	15,197,772
	Foreign currency contracts	—	—	—	—	($4,876,635)	(4,876,635)
	Total	($77,355)	($7,860,831)	($8,213,512)	$14,615,145	($4,876,635)	($6,413,188)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the Portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

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•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and d) 0.55% of the excess over $5.0 billion of aggregate net assets. Prior to October 1, 2012, the advisory fees paid were as follows: 0.60% of aggregate net assets.

•	Bond Trust and Bond PS Series — a) 0.65% of the first $500 million of aggregate net assets; b) 0.60% of aggregate net assets between $500 million and $1.5 billion; c) 0.575% of aggregate net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of aggregate net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Income Trust — Aggregate net assets for this Portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other Portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% of the excess over $500 million of aggregate net assets. (When aggregate net assets exceed $500 million, the rate is 0.80% of all assets.)

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets and b) 0.47% of the excess over $500 million of aggregate net assets.

•	Money Market Trust B — a) 0.50% of the first $500 million of average net assets and b) 0.47% of the excess over $500 million of average net assets.

•	New Income Trust — a) 0.80% of the first $50 million of average net assets and b) 0.75% of the average net assets between $50 million and $100 million; c) 0.675% of the average net assets between $100 million and $250 million; d) 0.625% of the average net assets between $250 million and $500 million; and e) 0.60% of the excess over $500 million of average net assets. (The annual rate of the management fee for the Portfolio on any day shall not exceed 0.725%. Also, when net assets of the Portfolio exceed $100 million on any day, the annual rate of management fee for that day is 0.75% of the first $100 million of net assets.)

•	Real Return Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $3.5 billion; and c) 0.60% of the excess over $3.5 billion of aggregate net assets. Prior to October 1, 2012, the advisory fees paid were as follows: a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Total Return Trust — If Relationship Net Assets are equal to or exceed $3 billion, then the following fee schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% of the excess over $1 billion of aggregate net assets. If Relationship Net Assets are less than $3 billion, then the advisory fee to be paid is 0.70% of aggregate net assets. Relationship Net Assets are aggregate net assets of all Portfolios of the Trust and JHF II that are subadvised by Pacific Investment Management Company, LLC.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolio	Subadviser
Active Bond Trust	Declaration Management and Research, LLC and John Hancock Asset Management[1,2]
Bond Trust	John Hancock Asset Management[1,2]
Bond PS Series	John Hancock Asset Management[1,2]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management[1,3]
Money Market Trust B	John Hancock Asset Management[1,3]
New Income Trust	T. Rowe Price Associates, Inc.
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short Term Government Income Trust	John Hancock Asset Management[1,2]
Strategic Income Opportunities Trust	John Hancock Asset Management[1,2]
Total Return Trust	Pacific Investment Management Company, LLC
Ultra Short Term Bond Trust	John Hancock Asset Management[1,2]

[1]	An affiliate of the Adviser.

[2]	Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

[3]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The Portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or

102

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plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation as a percentage of average net assets	Portfolio	Expense limitation as a percentage of average net assets
Active Bond Trust	0.15%	Money Market Trust	0.15%
Bond Trust	0.15%	New Income Trust	0.15%
Bond PS Series	0.15%[1]	Real Return Bond Trust	0.15%
Core Bond Trust	0.15%	Short Term Government Income Trust	0.15%
Global Bond Trust	0.15%	Strategic Income Opportunities Trust	0.15%
High Yield Trust	0.15%	Total Return Trust	0.15%
Income Trust	0.15%	Ultra Short Term Bond Trust	0.15%
Investment Quality Bond Trust	0.15%

[1]	This waiver is contractual until April 30, 2014.

The Adviser has contractually agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. All Portfolios except Money Market Trust and Money Market Trust B covered in this report are Participating Portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Portfolios.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Adviser.

The Distributor has voluntarily agreed to reimburse certain class-specific Portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust and Money Market Trust B, to the extent necessary in order to maintain a minimum yield for all classes of the Portfolios. In addition, the Adviser voluntarily agreed to reimburse certain Portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Portfolio expenses is fully utilized.

The Adviser has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B Portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolio’s business and underlying fund expenses. The expense cap will remain in effect until April 30, 2014, and may terminate at any time thereafter.

For the year ended December 31, 2012, the expense reductions under these agreements amounted to:

Expense Reimbursement by class

Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$2,138	$9,814	$30,435	$42,387
Bond Trust	8,079	21,577	213,882	243,538
Bond PS Series	—	32	5,827	5,859
Core Bond Trust	63	389	58,141	58,593
Global Bond Trust	2,648	5,676	24,287	32,611
High Yield Trust	2,525	2,776	3,249	8,550
Income Trust	—	—	13,773	13,773
Investment Quality Bond Trust	7,564	4,673	819	13,056
Money Market Trust	6,697,171	3,434,795	—	10,131,966
Money Market Trust B	—	—	1,489,235	1,489,235
New Income Trust	—	—	513,715	513,715
Real Return Bond Trust	340	2,555	1,555	4,450
Short Term Government Income Trust	2,766	2,318	13,834	18,918
Strategic Income Opportunities Trust	11,467	2,533	988	14,988
Total Return Trust	8,692	9,760	98,617	117,069
Ultra Short Term Bond Trust	125	4,079	100	4,304

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2012, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts Eligible for recovery through 12-1-2013	Amounts Eligible for recovery through 12-1-2014	Amounts Eligible for recovery through 12-1-2015	Amount recovered during the period ended 12-31-2012
Bond PS Series	—	—	—	$39,164
Money Market Trust B	$1,429,960	$1,428,753	$1,375,971	—

Amounts recovered by class

Portfolio	Series II	Series NAV	Total
Bond PS Series	$178	$38,986	$39,164

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The net investment management fees incurred for the year ended December 31, 2012, including the impact of waivers, reimbursements and amounts recaptured, were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.60%	Money Market Trust	0.27%
Bond PS Series	0.59%	Money Market B Trust	0.23%
Bond Trust	0.56%	New Income Trust	0.59%
Core Bond Trust	0.58%	Real Return Bond Trust	0.70%
Global Bond Trust	0.70%	Short Term Government Income Trust	0.55%
High Yield Trust	0.67%	Strategic Income Opportunities Trust	0.65%
Income Trust	0.80%	Total Return Trust	0.68%
Investment Quality Bond Trust	0.58%	Ultra Short Term Bond Trust	0.55%

Accounting and legal services  Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2012 amounted to an annual rate of 0.01% of the Portfolios’ average daily net assets.

Distribution and service plans  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The following table shows the contractual rates of distribution and service fee under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2012 and December 31, 2011 were as follows:

Active Bond Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	175,709	$1,786,983	335,355	$3,392,588
Distributions reinvested	286,224	2,905,464	379,333	3,700,366
Repurchased	(1,503,632)	(15,289,040)	(1,691,831)	(17,031,216)
Net decrease	(1,041,699)	($10,596,593)	(977,143)	($9,938,262)
Series II shares
Sold	1,949,012	$19,659,194	1,470,711	$14,442,527
Distributions reinvested	1,271,471	12,928,136	1,585,985	15,508,069
Repurchased	(6,422,282)	(65,284,280)	(9,783,653)	(98,493,318)
Net decrease	(3,201,799)	($32,696,950)	(6,726,957)	($68,542,722)
Series NAV shares
Sold	1,265,695	$13,021,301	813,293	$8,211,936
Distributions reinvested	4,369,959	44,366,989	5,008,707	48,854,974
Repurchased	(6,582,146)	(66,844,901)	(7,373,403)	(74,152,872)
Net decrease	(946,492)	($9,456,611)	(1,551,403)	($17,085,962)
Net decrease	(5,189,990)	($52,750,154)	(9,255,503)	($95,566,946)

Bond Trust	Year ended 12-31-12		Period ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	1,464,431	$20,418,274	996,166	$13,624,678
Issued in reorganization (Note 9)	—	—	15,517,824	215,186,315
Distributions reinvested	595,388	8,344,380	408,476	5,538,929
Repurchased	(1,523,840)	(21,456,753)	(25,580)	(354,388)
Net increase	535,979	$7,305,901	16,896,886	$233,995,534
Series II shares[1]
Sold	4,438,883	$61,975,085	1,916,515	$26,139,453
Issued in reorganization (Note 9)	—	—	45,083,960	625,181,174
Distributions reinvested	1,463,996	20,536,051	1,072,968	14,570,904
Repurchased	(7,653,147)	(107,480,662)	(1,023,437)	(14,202,955)
Net increase (decrease)	(1,750,268)	($24,969,526)	47,050,006	$651,688,576
Series NAV shares
Sold	159,779,194	$2,229,243,091	13,277,459	$182,579,743
Issued in reorganization (Note 9)	—	—	449,056	6,227,079
Distributions reinvested	17,189,837	240,802,443	16,191,115	221,251,474
Repurchased	(45,906,669)	(647,385,512)	(53,783,948)	(753,117,943)
Net increase (decrease)	131,062,362	$1,822,660,022	(23,866,318)	($343,059,647)
Net increase	129,848,073	$1,804,996,397	40,080,574	$542,624,463

1	The inception date for Series I and Series II shares is 10-31-11.

104

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Bond PS Series	Year ended 12-31-12		Period ended 12-31-11[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	1,028,356	$13,451,958	1,987,792	$25,173,914
Distributions reinvested	824	10,877	3,685	46,430
Repurchased	(1,192,675)	(15,504,669)	(1,797,859)	(23,008,649)
Net increase (decrease)	(163,495)	($2,041,834)	193,618	$2,211,695
Series NAV shares
Sold	9,297,244	$121,143,706	9,267,794	$118,011,473
Distributions reinvested	264,266	3,488,302	139,044	1,750,563
Repurchased	(459,117)	(6,033,015)	(816,618)	(10,495,155)
Net increase	9,102,393	$118,598,993	8,590,220	$109,266,881
Net increase	8,938,898	$116,557,159	8,783,838	$111,478,576

1 Period from 4-28-11 (inception date) to 12-31-11.

Core Bond Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	66,147	$933,312	127,682	$1,784,368
Distributions reinvested	7,286	101,760	7,285	100,675
Repurchased	(69,255)	(974,297)	(82,038)	(1,136,813)
Net increase	4,178	$60,775	52,929	$748,230
Series II shares
Sold	289,059	$4,058,793	552,573	$7,777,426
Distributions reinvested	40,563	565,581	58,482	807,928
Repurchased	(439,395)	(6,160,922)	(631,776)	(8,794,710)
Net decrease	(109,773)	($1,536,548)	(20,721)	($209,356)
Series NAV shares
Sold	7,655,848	$106,976,997	1,841,829	$25,560,422
Distributions reinvested	6,607,651	91,956,055	8,325,111	114,827,943
Repurchased	(11,174,399)	(158,147,724)	(21,130,964)	(300,329,193)
Net increase (decrease)	3,089,100	$40,785,328	(10,964,024)	($159,940,828)
Net increase (decrease)	2,983,505	$39,309,555	(10,931,816)	($159,401,954)

Global Bond Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	160,675	$2,147,507	666,995	$9,053,093
Distributions reinvested	426,774	5,522,458	400,106	5,369,252
Repurchased	(1,028,252)	(13,761,504)	(1,903,589)	(25,437,059)
Net decrease	(440,803)	($6,091,539)	(836,488)	($11,014,714)
Series II shares
Sold	788,440	$10,418,806	953,697	$12,737,391
Distributions reinvested	922,384	11,834,187	853,001	11,375,454
Repurchased	(2,411,003)	(32,064,716)	(3,678,542)	(48,744,331)
Net decrease	(700,179)	($9,811,723)	(1,871,844)	($24,631,486)
Series NAV shares
Sold	4,043,757	$53,972,778	1,643,910	$21,959,964
Distributions reinvested	4,007,048	51,650,847	3,289,645	43,954,801
Repurchased	(6,159,489)	(82,590,358)	(9,776,855)	(132,719,037)
Net increase (decrease)	1,891,316	$23,033,267	(4,843,300)	($66,804,272)
Net increase (decrease)	750,334	$7,130,005	(7,551,632)	($102,450,472)

High Yield Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,328,551	$19,643,878	4,695,961	$28,173,989
Issued in reorganization (Note 9)	—	—	509,231	3,218,388
Distributions reinvested	950,267	5,606,030	1,192,884	6,569,761
Repurchased	(5,385,284)	(31,905,980)	(7,382,459)	(45,060,566)
Net decrease	(1,106,466)	($6,656,072)	(984,383)	($7,098,428)
Series II shares
Sold	3,755,785	$22,326,224	9,025,317	$52,903,023
Issued in reorganization (Note 9)	—	—	1,393,708	8,922,851
Distributions reinvested	984,149	5,891,814	1,131,535	6,318,095
Repurchased	(5,932,314)	(35,343,901)	(11,640,401)	(71,340,387)
Net decrease	(1,192,380)	($7,125,863)	(89,841)	($3,196,418)
Series NAV shares
Sold	5,905,117	$34,690,176	5,570,425	$33,323,621
Issued in reorganization (Note 9)	—	—	8,836,205	55,388,462
Distributions reinvested	1,347,326	7,854,139	1,377,554	7,523,420
Repurchased	(5,760,237)	(34,084,572)	(14,789,054)	(90,873,631)
Net increase	1,492,206	$8,459,743	995,130	$5,361,872
Net decrease	(806,640)	($5,322,192)	(79,094)	($4,932,974)

105

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Income Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	—	—	71,620	$807,726
Distributions reinvested	2,212,913	$23,516,300	2,502,166	25,355,886
Repurchased	(3,894,149)	(41,598,424)	(6,640,939)	(71,433,265)
Net decrease	(1,681,236)	($18,082,124)	(4,067,153)	($45,269,653)

Investment Quality Bond Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,088,575	$13,059,565	2,149,710	$25,230,170
Distributions reinvested	372,341	4,589,169	775,859	9,081,030
Repurchased	(2,594,392)	(31,695,989)	(2,252,605)	(26,667,657)
Net increase (decrease)	(1,133,476)	($14,047,255)	672,964	$7,643,543
Series II shares
Sold	1,122,393	$13,653,445	948,122	$11,154,842
Distributions reinvested	210,001	2,589,848	469,699	5,502,783
Repurchased	(2,176,240)	(26,507,216)	(3,366,813)	(39,568,009)
Net decrease	(843,846)	($10,263,923)	(1,948,992)	($22,910,384)
Series NAV shares
Sold	1,530,736	$18,638,717	229,919	$2,707,233
Distributions reinvested	51,406	631,663	63,565	741,739
Repurchased	(1,043,449)	(12,836,521)	(233,484)	(2,727,073)
Net increase	538,693	$6,433,859	60,000	$721,899
Net decrease	(1,438,629)	($17,877,319)	(1,216,028)	($14,544,942)

Money Market Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	298,283,840	$298,283,840	730,818,575	$730,818,575
Distributions reinvested	205,115	205,115	2,252,168	2,252,168
Repurchased	(626,375,465)	(626,375,465)	(693,694,083)	(693,694,083)
Net increase (decrease)	(327,886,510)	($327,886,510)	39,376,660	$39,376,660
Series II shares
Sold	180,388,502	$180,388,502	553,958,719	$553,958,719
Distributions reinvested	57,422	57,422	797,739	797,739
Repurchased	(401,813,964)	(401,813,964)	(517,310,524)	(517,310,524)
Net increase (decrease)	(221,368,040)	($221,368,040)	37,445,934	$37,445,934
Net increase (decrease)	(549,254,550)	($549,254,550)	76,822,594	$76,822,594

Money Market Trust B	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	315,182,323	$315,182,323	306,580,364	$306,580,364
Distributions reinvested	254,887	254,887	518,353	518,353
Repurchased	(382,010,048)	(382,010,048)	(311,709,588)	(311,709,588)
Net decrease	(66,572,838)	($66,572,838)	(4,610,871)	($4,610,871)

New Income Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	10,802,576	$149,288,057	2,675,431	$36,484,179
Distributions reinvested	7,951,354	110,043,986	8,714,401	118,109,383
Repurchased	(16,481,112)	(230,305,755)	(29,839,802)	(413,047,849)
Net increase (decrease)	2,272,818	$29,026,288	(18,449,970)	($258,454,287)

Real Return Bond Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	144,245	$1,887,431	328,066	$4,047,155
Distributions reinvested	13,422	176,587	32,052	400,179
Repurchased	(243,857)	(3,172,493)	(343,556)	(4,172,448)
Net increase (decrease)	(86,190)	($1,108,475)	16,562	$274,886
Series II shares
Sold	706,647	$9,188,051	1,442,557	$17,759,109
Distributions reinvested	91,714	1,190,220	237,940	2,934,882
Repurchased	(1,625,297)	(20,969,076)	(2,861,691)	(34,667,890)
Net decrease	(826,936)	($10,590,805)	(1,181,194)	($13,973,899)
Series NAV shares
Sold	2,288,237	$29,602,886	2,105,591	$25,516,536
Distributions reinvested	64,982	844,290	121,981	1,502,896
Repurchased	(1,697,986)	(21,967,324)	(1,590,946)	(19,382,590)
Net increase	655,233	$8,479,852	636,626	$7,636,842
Net decrease	(257,893)	($3,219,428)	(528,006)	($6,062,171)

106

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Short Term Government Income Trust
	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	530,760	$6,886,590	913,455	$12,001,382
Distributions reinvested	99,548	1,284,827	184,370	2,392,196
Repurchased	(1,599,176)	(20,773,954)	(2,484,674)	(32,476,371)
Net decrease	(968,868)	($12,602,537)	(1,386,849)	($18,082,793)
Series II shares
Sold	608,074	$7,904,189	1,474,138	$19,388,499
Distributions reinvested	71,094	918,236	143,492	1,862,524
Repurchased	(1,855,726)	(24,122,835)	(2,375,684)	(30,958,255)
Net decrease	(1,176,558)	($15,300,410)	(758,054)	($9,707,232)
Series NAV shares
Sold	5,421,718	$70,300,963	3,173,219	$41,495,835
Distributions reinvested	546,571	7,049,519	811,718	10,529,562
Repurchased	(3,714,557)	(48,226,795)	(5,799,383)	(76,200,748)
Net increase (decrease)	2,253,732	$29,123,687	(1,814,446)	($24,175,351)
Net increase (decrease)	108,306	$1,220,740	(3,959,349)	($51,965,376)

Strategic Income Opportunities Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,396,479	$32,347,739	3,007,918	$43,332,622
Distributions reinvested	1,791,064	23,819,868	2,740,699	35,713,291
Repurchased	(2,421,328)	(32,562,851)	(2,711,659)	(37,203,463)
Net increase	1,766,215	$23,604,756	3,036,958	$41,842,450
Series II shares
Sold	240,850	$3,250,526	268,940	$3,821,035
Distributions reinvested	359,093	4,787,003	641,056	8,373,575
Repurchased	(1,074,203)	(14,506,138)	(1,528,236)	(21,499,819)
Net decrease	(474,260)	($6,468,609)	(618,240)	($9,305,209)
Series NAV shares
Sold	967,896	$13,021,281	643,882	$9,214,902
Distributions reinvested	163,819	2,172,310	216,236	2,808,411
Repurchased	(697,520)	(9,363,832)	(501,611)	(7,044,373)
Net increase	434,195	$5,829,759	358,507	$4,978,940
Net increase	1,726,150	$22,965,906	2,777,225	$37,516,181

Total Return Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	917,842	$13,168,379	1,307,435	$18,554,986
Distributions reinvested	334,463	4,879,548	1,698,271	23,615,172
Repurchased	(5,336,071)	(76,501,221)	(5,223,860)	(75,417,507)
Net decrease	(4,083,766)	($58,453,294)	(2,218,154)	($33,247,349)
Series II shares
Sold	2,111,670	$30,299,080	2,503,823	$36,666,766
Distributions reinvested	356,377	5,189,761	1,728,318	24,008,382
Repurchased	(4,578,946)	(65,989,480)	(7,060,823)	(102,404,456)
Net decrease	(2,110,899)	($30,500,639)	(2,828,682)	($41,729,308)
Series NAV shares
Sold	9,459,877	$135,188,970	4,100,467	$58,530,468
Distributions reinvested	4,077,311	59,270,502	16,825,171	233,218,340
Repurchased	(18,699,515)	(269,608,546)	(24,616,233)	(361,335,381)
Net decrease	(5,162,327)	($75,149,074)	(3,690,595)	($69,586,573)
Net decrease	(11,356,992)	($164,103,007)	(8,737,431)	($144,563,230)

Ultra Short Term Bond Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	538,071	$6,576,611	372,741	$4,614,527
Distributions reinvested	5,294	64,211	3,920	47,787
Repurchased	(180,732)	(2,213,543)	(235,028)	(2,909,858)
Net increase	362,633	$4,427,279	141,633	$1,752,456
Series II shares
Sold	4,506,408	$55,156,071	9,800,014	$121,160,694
Distributions reinvested	102,065	1,238,054	131,639	1,604,677
Repurchased	(4,837,789)	(59,140,262)	(4,008,918)	(49,549,591)
Net increase (decrease)	(229,316)	($2,746,137)	5,922,735	$73,215,780
Series NAV shares
Sold	199,612	$2,442,336	262,853	$3,252,351
Distributions reinvested	3,175	38,540	3,045	37,120
Repurchased	(135,430)	(1,656,236)	(125,734)	(1,556,936)
Net increase	67,357	$824,640	140,164	$1,732,535
Net increase	200,674	$2,505,782	6,204,532	$76,700,771

107

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Affiliates of the Trust owned shares of beneficial interest of the following Portfolios on December 31, 2012:

Portfolio	Series	% By Series
Bond PS Series	I	27%

7.  PURCHASE AND SALE OF SECURITIES  Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2012. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2012.

	Purchase		Sales and Maturities
Portfolio	U.S. Government	Other issuers	U.S. Government	Other Issuers
Active Bond Trust	$317,348,416	$816,665,823	$363,804,133	$695,675,201
Bond PS Series	113,554,783	185,034,116	83,688,463	99,147,636
Bond Trust	5,094,452,696	4,830,479,681	4,224,402,435	3,926,579,163
Core Bond Trust	4,157,818,992	2,581,692,339	4,185,132,947	2,662,899,945
Global Bond Trust	170,023,964	1,291,118,250	108,708,264	1,393,171,985
High Yield Trust	—	211,062,774	—	194,339,185
Income Trust	—	95,408,756	—	117,590,803
Investment Quality Bond Trust	210,787,344	153,854,191	143,235,141	144,502,505
New Income Trust	630,270,254	1,556,900,696	577,273,302	1,563,658,793
Real Return Bond Trust	67,708,502	22,102,634	52,985,273	41,121,454
Short Term Government Income Trust	39,747,503	358,765,170	25,446,595	368,082,649
Strategic Income Opportunities Trust	—	227,090,079	—	192,852,875
Total Return Trust	3,199,437,642	2,882,988,765	3,026,381,995	3,031,715,797
Ultra Short Term Bond Trust	—	250,736,428	—	247,412,808

8.  INVESTMENT BY AFFILIATED FUNDS  Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. As of December 31, 2012, the following Portfolios had an affiliate ownership concentration of 5% or more of their net assets:

Portfolio	Affiliate Concentration
Bond Trust	88.8%
Bond PS Series	99.8%
Core Bond Trust	98.3%
Global Bond Trust	61.4%
Income Trust	100.0%
New Income Trust	100.0%
Short Term Government Income Trust	52.3%
Total Return Trust	77.5%

9.  REORGANIZATIONS On October 4, 2011, the shareholders of John Hancock American Bond Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of John Hancock Bond Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO’S NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO’S TOTAL NET ASSETS AFTER COMBINATION
Bond Trust	$846,594,568	($1,259,695)	67,283,180	61,050,840	$5,029,797,286	$5,876,391,854

Because the combined Portfolio has been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that has been included in the Acquiring Portfolio’s Statements of Operations at December 31, 2011. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

108

REORGANIZATIONS, CONTINUED

Assuming the acquisitions had been completed on January 1, 2011, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income	$157,267,787
Net realized and unrealized gain	185,604,859
Increase in net assets from operations	342,872,646

On June 28, 2010, the shareholders of John Hancock High Income Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of John Hancock High Yield Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 29, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO’S NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO’S TOTAL NET ASSETS AFTER COMBINATION
High Yield Trust	$67,529,701	($6,624,256)	10,143,211	10,739,144	$265,472,368	$333,002,069

Because the combined Portfolio has been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that has been included in the Acquiring Portfolio’s Statements of Operations at December 31, 2011. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisitions had been completed on January 1, 2011, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income	$20,492,584
Net realized and unrealized loss	(16,694,199)
Increase in net assets from operations	3,798,385

10.  OTHER MATTER On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the Official Committee) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds as constructively fraudulent conveyances under the U.S. Bankruptcy Code. The adversary proceeding, which is captioned Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, No. 12-2652 (S.D.N.Y.), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.).

The potential amount sought to be recovered from the New Income Trust is unknown, but it includes approximately $2,125,000 representing the proceeds that the Portfolio received in the leveraged buy-out, plus an unknown amount of interest and the Official Committee’s attorneys’ fees and expenses. The Portfolio cannot predict the outcome of this proceeding. The Portfolio is currently assessing the case and has not yet determined the effect, if any, on the Portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the Portfolio, or if the Portfolio was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have an adverse effect on the Portfolio’s net asset value.

109

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows (as applicable) and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2012, the results of each of their operations and their cash flows (as applicable) for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2013

110

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On November 7, 2012, a Special Meeting of the Shareholders of John Hancock Variable Insurance Trust was held at 601 Congress Street, Boston, Massachusetts at 2:00 p.m., Eastern Time for the purpose of considering and voting upon:

Proposal One:  Election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT.

PROPOSAL ONE PASSED ON November 7, 2012.

	TOTAL VOTES FOR THE NOMINEE	TOTAL VOTES WITHHELD FROM THE NOMINEE
Charles L. Bardelis	11,105,366,517.47	394,706,686.27
James R. Boyle	11,141,796,268.29	358,276,935.45
Craig Bromley	11,136,836,731.78	363,236,471.96
Peter S. Burgess	11,120,258,461.18	379,814,742.56
William H. Cunningham	11,116,505,313.95	383,567,889.78
Grace K. Fey	11,116,524,628.88	383,548,574.85
Theron S. Hoffman	11,127,848,129.63	372,225,074.11
Deborah C. Jackson	11,116,937,711.41	383,135,492.32
Hassell H. McClellan	11,114,151,247.16	385,921,956.58
James M. Oates	11,119,162,823.01	380,910,380.73
Steven R. Pruchansky	11,110,402,706.93	389,670,496.80
Gregory A. Russo	11,125,500,934.48	374,572,269.26
Warren A. Thomson	11,140,244,986.00	359,828,217.74

111

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).

Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).

Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

112

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

Steven R. Pruchansky Born: 1944	Vice Chairperson/ Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

113

John Hancock Variable Insurance Trust

Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, John Hancock retail funds (since 2012 and 2005-2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (2001–2013, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions).

Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Portfolio’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Boyle, Bromley and Thomson are “interested persons” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).

President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

114

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005-2008).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Assistant Treasurer, John Hancock Variable Insurance Trust (2010-2012 and 2007-2009, including prior positions); Treasurer, John Hancock Fund II (since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

115

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

116

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John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

Management of the Trust

Trustees
James M. Oates,** Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/12
2/13

1115017: 0213

John Hancock

John Hancock

Variable Insurance Trust

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Index Trusts

Annual Report
December 31, 2012

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	12

Summary Portfolio of Investments (See below for each Portfolio’s page #)	14-23

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	48

Special Shareholder Meeting	49

Trustees and Officers Information	51

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	55

Appendix A	58

For More Information	59

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
500 Index Trust B	4	14
Core Strategy Trust	5	15
International Equity Index Trust B	6	15
Mid Cap Index Trust	7	16
Small Cap Index Trust	8	17
Strategic Equity Allocation Trust	9	18
Total Bond Market Trust B	10	20
Total Stock Market Index Trust	11	21

2

John Hancock Variable Insurance Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Variable Insurance Trust (the Trust). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by the portfolio managers regarding each Portfolio’s performance during the year ended December 31, 2012. The views expressed are those of the portfolio managers as of December 31, 2012, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “MSCI European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of MSCI. “Barclays’” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

500 Index Trust B

Subadviser: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  >  To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the Trust’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	18.6
Financials	15.0
Health Care	11.7
Consumer Discretionary	11.2
Energy	10.7
Consumer Staples	10.4
Industrials	9.9
Materials	3.5
Utilities	3.3
Telecommunication Services	3.2
Short-Term Investments & Other	2.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the 500 Index Trust B Series NAV returned +15.80%; the S&P 500 Index returned +16.00%.

Environment  >  The S&P 500 Index returned +16.00% for 2012 as a result of strong gains in the first and third quarters. Each of the 10 economic sectors had annual gains, as Financials, Consumer Discretionary and Telecommunication Services led the advance. Utilities and Energy were the only sectors that did not generate double-digit gains.

The first quarter of 2012 was marked by strong corporate earnings and confirmation from the U.S. Federal Reserve that low interest rates would remain in place through 2014 (later extended to mid-2015). Reasonable valuations, high dividend yields and continued sales growth saw investors push stocks meaningfully higher in each month for a first-quarter gain of more than 12%.

The S&P 500 Index stumbled in the second quarter, falling almost 3%, as concerns about the European debt crisis, slowing economic growth in China and a sluggish U.S. economy pushed stocks lower. While stocks declined only marginally in April, May proved to be the most challenging month of the quarter with the Index down more than 6%. A late rally in June instigated by positive news out of Europe helped mitigate the quarterly result.

Stocks gained momentum through the third quarter as European debt concerns in early July gave way to anticipation of another round of stimulus aimed at accelerating U.S. economic growth. September brought stimulus announcements from around the globe, including the U.S., Europe, China and Japan, along with broad gains for U.S. stocks, which finished ahead more than 5% for the three-month period.

The final quarter of 2012 saw the broad U.S. stock index suffer a modest decline of less than 1% as political issues took center stage. The U.S. election and then the fiscal cliff dominated the investment landscape while U.S. stocks finished the year with fundamentals looking reasonably strong.

The outlook for U.S. equities remains mixed for many market observers. While businesses remain healthy and the U.S. economy is generally moving slowly forward, U.S. political issues, the sluggish global economy, and the ongoing European debt crisis all could affect investors in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series I2	15.75%	1.45%	6.88%	7.48%	94.50%
500 Index Trust B Series II2	15.69%	1.44%	6.87%	7.42%	94.40%
500 Index Trust B Series NAV[3]	15.80%	1.46%	6.88%	7.52%	94.58%
S&P 500 Index[4,5]	16.00%	1.66%	7.10%	8.59%	98.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust’s Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1996.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

Core Strategy Trust

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing approximately 70% of its total assets in equity securities or Underlying Funds which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities or Underlying Funds which invest primarily in fixed-income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large Blend	70.4
Intermediate Bond	29.6

*	Asset Allocation as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Strategy Trust Series II returned +12.27%; the Combined Index returned +12.49%.

Environment  >  The Trust continues to maintain balanced exposures to equities and fixed income. In the fourth quarter, the equity portion of the portfolio transitioned to the Strategic Equity Allocation Trust (SEAPORT), an actively managed portfolio that provides exposure to U.S. large-, mid- and small-cap stocks as well as international stocks. The SEAPORT’s composition varies in response to changing market and economic trends. Currently, it maintains a bias towards U.S. large-cap equities, with some exposure to U.S mid-cap, U.S. small-cap and international equities.

Through the first three quarters of the year, U.S. mid-cap, U.S. small-cap and international equities trailed the 16.44% return produced by the S&P 500 Index. However, in the fourth quarter, U.S. mid-cap, U.S. small-cap and international equities far exceeded the –0.38% return of the S&P 500 Index. Over the course of the full year, these market segments saw returns that met or exceeded the S&P 500 Index’s return. Returns produced by the fixed income portion of the portfolio were generally in line with the 4.22% annual return produced by the Barclays U.S. Aggregate Bond Index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Strategy Trust Series I2	12.53%	2.58%	—	4.17%	13.56%	—	32.50%
Core Strategy Trust Series II (began 2/10/06)	12.27%	2.41%	—	4.05%	12.66%	—	31.44%
Core Strategy Trust Series NAV[3]	12.58%	2.62%	—	4.20%	13.81%	—	32.79%
S&P 500 Index[4,7]	16.00%	1.66%	—	3.93%	8.59%	—	30.44%
Barclays U.S. Aggregate Bond Index[5,7]	4.22%	5.95%	—	5.99%	33.49%	—	49.31%
Combined Index[6,7]	12.49%	3.33%	—	4.86%	17.78%	—	38.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date of Series NAV shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

International Equity Index Trust B

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The Trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.2
Materials	10.6
Industrials	10.5
Energy	10.4
Consumer Staples	9.8
Consumer Discretionary	9.2
Health Care	6.8
Information Technology	6.1
Telecommunication Services	5.3
Utilities	3.4
Short-Term Investments & Other	2.7

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the International Equity Index Trust B Series NAV returned +17.76%; the MSCI AC World ex US Index returned +17.39%.

Environment  >  Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, led investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble.

After promising strength early in the year, global investors endured a difficult spring. Healthy first-quarter earnings reports gave way to weaker U.S. employment figures in the spring. Chinese trade data looked soft, and financial pressures once again started to percolate throughout the eurozone, including renewed concerns over Greece. But a European summit late in June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish.

The third quarter overall offered considerable relief to investors. Volatility continued to ebb during the summer as central bankers extended deployment of their ample financial resources. Global equities achieved solid and steady gains during the third quarter. Mortgages rallied and gold stayed strong, but energy prices pulled back.

The final quarter of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, despite high levels of volatility, and the tense atmosphere in Washington, DC, which limited the upside in U.S. shares, the year produced the best relative performance of stocks over bonds since 2009. Moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series I2	17.71%	–2.72%	9.85%	–12.86%	155.80%
International Equity Index Trust B Series II2	17.68%	–2.72%	9.84%	–12.89%	155.72%
International Equity Index Trust B Series NAV[3]	17.76%	–2.71%	9.85%	–12.83%	155.91%
MSCI AC World ex US Index[4,5]	17.39%	–2.44%	10.22%	–11.62%	164.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares of the International Equity Index Trust B is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 2, 1988.

4	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Mid Cap Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) common stocks that are included in the S&P 400 MidCap Index; and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	21.4
Industrials	16.8
Information Technology	15.0
Consumer Discretionary	12.9
Health Care	9.1
Materials	7.0
Energy	5.9
Utilities	4.8
Consumer Staples	3.7
Telecommunication Services	0.5
Short-Term Investment & Other	2.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mid Cap Index Trust Series I returned +17.48%; the S&P MidCap 400 Index returned +17.88%.

Environment  >  The S&P MidCap 400 Index returned +17.88% for 2012 as a result of solid gains in the first, third and fourth quarters. Nine of 10 economic sectors had annual gains as the Health Care, Consumer Discretionary and Materials sectors led the advance. Utilities and Energy were the only sectors that did not generate double-digit gains.

The first quarter of 2012 was marked by strong corporate earnings and confirmation from the U.S. Federal Reserve that low interest rates would remain in place through 2014 (later extended into mid-2015). Reasonable valuations, high dividend yields and continued sales growth saw investors push stocks meaningfully higher in each month for a first-quarter gain of more than 13%. The S&P MidCap 400 Index stumbled in the second quarter, falling almost 5% as concerns about the European debt crisis, slowing economic growth in China and a sluggish U.S. economy pushed stocks lower. While stocks declined only marginally in April, May proved to be the most challenging month of the quarter with the Index down more than 6%. A late rally in June instigated by positive news out of Europe helped mitigate the quarterly result.

Stocks gained momentum through the third quarter as European debt concerns in early July gave way to anticipation of another round of stimulus aimed at accelerating U.S. economic growth. September brought stimulus announcements from around the globe, including the U.S., Europe, China and Japan, along with broad gains for U.S. stocks, which finished ahead more than 5% for the three-month period. The final quarter saw the S&P MidCap 400 Index outperform large- and small-cap stocks, with a more than 3% gain as U.S. political issues took center stage. The U.S. election and then the fiscal cliff dominated the investment landscape while U.S. stocks finished the year with fundamentals looking reasonably strong.

The outlook for U.S. equities remains mixed for many market observers. While businesses remain healthy and the U.S. economy is generally moving slowly forward, U.S. political issues, the sluggish global economy, and the ongoing European debt crisis all could affect investors in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	17.48%	4.69%	9.99%	25.74%	159.12%
Mid Cap Index Trust Series II2	17.30%	4.49%	9.78%	24.53%	154.18%
Mid Cap Index Trust Series NAV[3]	17.54%	4.75%	10.03%	26.10%	160.16%
S&P MidCap 400 Index[4,5]	17.88%	5.15%	10.53%	28.51%	172.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Small Cap Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) common stocks that are included in the Russell 2000 Index: and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	21.2
Information Technology	15.6
Industrials	14.6
Consumer Discretionary	13.1
Health Care	11.3
Energy	5.7
Materials	4.9
Consumer Staples	3.3
Utilities	3.1
Telecommunication Services	0.7
Short-Term Investments & Other	6.5

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Index Trust Series I total returned +16.10%; the Russell 200 Index returned +16.35%.

Environment  >  Nine of 10 economic sectors had annual gains, as the Materials, Consumer Discretionary and Financials sectors led the advance. The Energy sector declined while Utilities was the only other sector that did not generate double-digit gains.

The first quarter of 2012 was marked by strong corporate earnings and confirmation from the U.S. Federal Reserve that low interest rates would remain in place through 2014 (later extended through mid-2015). Reasonable valuations, high dividend yields and continued sales growth saw investors push stocks meaningfully higher in each month for a first-quarter gain of more than 12%. The Russell 2000 Index stumbled in the second quarter, falling more than 3%, as concerns about the European debt crisis, slowing economic growth in China and a sluggish U.S. economy pushed stocks lower. While stocks declined only marginally in April, May proved to be the most challenging month of the quarter with the Index down more than 6%. A late rally in June instigated by positive news out of Europe helped mitigate the quarterly result.

Stocks gained momentum through the third quarter as European debt concerns in early July gave way to anticipation of another round of stimulus aimed at accelerating U.S. economic growth. September brought stimulus announcements from around the globe, including the U.S., Europe, China and Japan, along with broad gains for U.S. stocks, which finished ahead more than 5% for the three-month period. The final quarter saw the Russell 2000 Index outperform large-cap stocks, with an almost 2% gain as U.S. political issues took center stage. The U.S. election and then the fiscal cliff dominated the investment landscape while U.S. stocks finished the year with fundamentals looking reasonably strong.

The outlook for U.S. equities remains mixed for many market observers. While businesses remain healthy and the U.S. economy is generally moving slowly forward, U.S. political issues, the sluggish global economy, and the ongoing European debt crisis all could affect investors in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	16.10%	3.30%	9.17%	17.62%	140.51%
Small Cap Index Trust Series II2	15.82%	3.09%	8.94%	16.42%	135.51%
Small Cap Index Trust Series NAV[3]	16.06%	3.34%	9.21%	17.86%	141.45%
Russell 2000 Index[4,5]	16.35%	3.56%	9.72%	19.09%	152.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

Strategic Equity Allocation Trust

Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Steve Medina, Bob Boyda, Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	18.5
Information Technology	14.3
Industrials	11.1
Consumer Discretionary	11.2
Health Care	10.8
Consumer Staples	9.7
Energy	9.2
Materials	5.4
Utilities	3.5
Telecommunication Services	3.3
Short-Term Investments & Other	3.0

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  Since its inception on April 16, 2012, through December 31, 2012, the Strategic Equity Allocation Trust Series NAV returned +7.26%; the S&P 500 Index returned +5.87%.

Environment  >  During 2012, investors were faced with an environment that included a myriad of challenges including recessions throughout Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the headline news seemed to have a negative underlying tone. If investment outcomes were based solely on headlines, one might assume that 2012 would go down as a difficult year for investors. Fortunately, most major global equity and fixed income market indexes posted gains during 2012.

The U.S. equity market as represented by the S&P 500 Index rose 16% for the calendar year. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 16% while the MSCI Emerging Markets Index gained more than 18%. Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index also had gains of over 4%.

The Trust’s performance during the year was driven by asset class positioning. International developed market equities were among the largest contributors to performance since inception. Also adding to results was exposure to mid- and small-cap U.S. equities, which outpaced U.S. large-cap equities since the Trust’s inception in April.

Looking ahead at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and the emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	—	—	—	—	—	—	7.26%
S&P 500 Index[2,3]	—	—	—	—	—	—	5.87%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

Total Bond Market Trust B

Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, Joshua Kuhnert

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to track the performance of the Barclays U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government	38.0
U.S. Government Agency	34.3
Financials	7.2
Collateralized Mortgage Obligations	2.6
Energy	2.4
Foreign Government	2.2
Consumer Staples	1.9
Consumer Discretionary	1.7
Utilities	1.6
Industrials	1.5
Health Care	1.4
Materials	1.2
Telecommunication Services	1.1
Information Technology	1.0
Municipal Bonds	0.8
Asset Backed Securities	0.2
Short-Term Investments & Other	0.9

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Total Bond Market Trust B Series NAV returned +4.08%; the Barclays U.S. Aggregate Bond Index returned +4.22%.

Environment  >  U.S. financial markets performed well in 2012. Equities had double-digit gains while Treasuries held steady. Mortgage-backed securities (MBS) delivered modest gains while credit sectors had very healthy returns. The U.S. economy grew at a slow pace. Debt ceiling and fiscal cliff discussions generated concern, but a compromise was achieved at year-end without another sovereign rating downgrade. However, some of the issues of fiscal and tax reform only got pushed a little further down the road, with more battles looming in the coming months. Continued improvements in the housing market will help support U.S. consumer spending and household balance sheet deleveraging. While the U.S. Federal Reserve’s efforts at quantitative easing have led to financial market rallies rather than economic growth, they have encouraged stability. The European Central Bank calmed fears of European sovereign debt crisis by broadcasting its intention to do anything necessary to prevent that. However, the fiscal reforms required in the troubled countries are very hard to enact and populations receiving reduced benefits are restless. Many parts of Europe have poor growth prospects, and it will be many years before the region is economically healthy.

U.S. long-term interest rates experienced plenty of volatility, but finished the year with only modest changes. Intra-year rate swings made MBS a challenging sector, though returns were still positive. Fed participation in the MBS market and the continued playout of various refinance and modification schemes required increased diligence from MBS investors. The Barclays U.S. Aggregate Bond Index’s 4.22% annual return was dwarfed by the nearly 10% return of corporate bonds and 15%+ return of high yield. Within corporate bonds, returns for Financials were much higher than those of Industrials and Utilities. This corporate rally happened in spite of all the earnings misses and warnings, as the grab for yield played out. Commercial mortgage-backed securities returns were just as strong as corporates, and traditional asset-backed securities performed well. The recovery in housing supported the bid for Non-Agency residential mortgage-backed securities and subprime bonds with very strong returns in those sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series I2	4.04%	6.04%	5.13%	34.05%	64.95%
Total Bond Market Trust B Series II2	4.06%	6.04%	5.13%	34.08%	64.98%
Total Bond Market Trust B Series NAV[3]	4.08%	6.04%	5.14%	34.10%	65.01%
Barclays U.S. Aggregate Bond Index[4,5]	4.22%	5.95%	5.18%	33.49%	65.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1998.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

Total Stock Market Index Trust

Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index: and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	18.1
Financials	16.3
Consumer Discretionary	12.7
Energy	10.9
Health Care	10.8
Industrials	10.4
Consumer Staples	9.6
Materials	4.0
Utilities	3.2
Telecommunication Services	2.6
Short-Term Investments & Other	1.4

*	Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Total Stock Market Index Trust Series I returned +15.50%; the Wilshire 5000 Total Market Index returned +16.12%.

Environment  >  The overall U.S. stock market had solid gains in the first and third quarters. Each of the Wilshire 5000 Total Market Index’s 10 economic sectors had annual gains, as the Financials, Consumer Discretionary and Health Care sectors led the advance. Utilities and Energy were the only sectors that did not generate double-digit gains.

The first quarter of 2012 was marked by strong corporate earnings and confirmation from the U.S. Federal Reserve that low interest rates would remain in place through 2014 (later extended into mid-2015). Reasonable valuations, high dividend yields and continued sales growth saw investors push stocks meaningfully higher in each month for a first-quarter gain of more than 12%. The Wilshire Total Market 5000 Index stumbled in the second quarter, falling more than 3% as concerns about the European debt crisis, slowing economic growth in China and a sluggish U.S. economy pushed stocks lower. While stocks declined only marginally in April, May proved to be the most challenging month of the quarter with the Index down more than 6%. A late rally in June instigated by positive news out of Europe helped mitigate the quarterly result.

Stocks gained momentum through the third quarter as European debt concerns in early July gave way to anticipation of another round of stimulus aimed at accelerating U.S. economic growth. September brought stimulus announcements from around the globe including the U.S., Europe, China and Japan along with broad gains for U.S. stocks, which finished ahead more than 6% for the three-month period. The Wilshire Total Market 5000 Index gained about 0.3% in the final quarter of 2012, as U.S. political issues took center stage. U.S. large cap stocks were the weakest performers while mid-cap stocks outperformed during the final three months. The U.S. election and then the fiscal cliff dominated the investment landscape while U.S. stocks finished the year with fundamentals looking reasonably strong.

The outlook for U.S. equities remains mixed for many market observers. While businesses remain healthy and the U.S. economy is generally moving slowly forward, U.S. political issues, the sluggish global economy, and the ongoing European debt crisis all could affect investors in 2013.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	15.50%	1.90%	7.46%	9.85%	105.36%
Total Stock Market Index Trust Series II2	15.22%	1.69%	7.25%	8.72%	101.39%
Total Stock Market Index Trust Series NAV[3]	15.56%	1.95%	7.51%	10.16%	106.21%
Wilshire 5000 Total Market Index[4,5]	16.12%	2.23%	7.99%	11.64%	115.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
500 Index Trust B
Series I — Actual[2]	$1,000.00	$1,046.80	$0.48	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Series II — Actual[2]	1,000.00	1,046.40	0.80	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.54	0.50%
Series NAV — Actual	1,000.00	1,058.30	1.29	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Core Strategy Trust
Series I — Actual	$1,000.00	$1,062.70	$0.67	0.13%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%[3]
Series II — Actual	1,000.00	1,060.50	1.71	0.33%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[3]
Series NAV — Actual	1,000.00	1,062.40	0.41	0.08%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%[3]
International Equity Index Trust B
Series I — Actual[2]	$1,000.00	$1,059.80	$0.63	0.39%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.98	0.39%
Series II — Actual[2]	1,000.00	1,059.50	0.95	0.59%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Series NAV — Actual	1,000.00	1,140.40	1.83	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,090.80	$2.42	0.46%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.34	0.46%
Series II — Actual	1,000.00	1,090.10	3.47	0.66%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Series NAV — Actual	1,000.00	1,091.40	2.16	0.41%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.09	0.41%

12

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,072.10	$2.71	0.52%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64	0.52%
Series II — Actual	1,000.00	1,070.90	3.75	0.72%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Series NAV — Actual	1,000.00	1,071.80	2.45	0.47%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.39	0.47%
Strategic Equity Allocation Trust
Series NAV — Actual	$1,000.00	$1,081.30	$2.56	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.49	0.49%
Total Bond Market Trust B
Series I — Actual[2]	$1,000.00	$998.60	$0.47	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Series II — Actual[2]	1,000.00	998.90	0.78	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.54	0.50%
Series NAV — Actual	1,000.00	1,015.60	1.27	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,011.95	1.27	0.25%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,060.70	$2.95	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.90	0.57%
Series II — Actual	1,000.00	1,059.70	3.99	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Series NAV — Actual	1,000.00	1,061.30	2.69	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64	0.52%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

[2]	The inception date for Series I and Series II shares is 11-5-12. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the period (57) and divided by 366 (to reflect the period).

[3]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of underlying funds held by Core Strategy Trust was: 0.49%–0.59%.

13

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust B
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.5%
Consumer Discretionary - 11.2%
Amazon.com, Inc. (I)	64,087	$16,094,809	0.7%
Comcast Corp., Class A	470,013	17,569,086	0.8%
McDonald’s Corp.	177,898	15,692,383	0.7%
The Home Depot, Inc.	264,464	16,357,098	0.7%
The Walt Disney Company	313,442	15,606,277	0.7%
OTHER SECURITIES		177,980,977	7.7%
		259,300,630
Consumer Staples - 10.4%
Altria Group, Inc.	358,625	11,267,998	0.5%
CVS Caremark Corp.	220,553	10,663,738	0.5%
PepsiCo, Inc.	273,508	18,716,152	0.8%
Philip Morris International, Inc.	295,451	24,711,522	1.1%
The Coca-Cola Company	682,997	24,758,641	1.1%
The Procter & Gamble Company	483,470	32,822,778	1.4%
Wal-Mart Stores, Inc.	295,764	20,179,978	0.9%
OTHER SECURITIES		96,009,526	4.2%
		239,130,333
Energy - 10.7%
Chevron Corp.	346,142	37,431,796	1.6%
ConocoPhillips	214,269	12,425,459	0.5%
Exxon Mobil Corp.	806,185	69,775,312	3.0%
Occidental Petroleum Corp.	142,882	10,946,190	0.5%
Schlumberger, Ltd.	234,104	16,221,066	0.7%
OTHER SECURITIES		100,380,126	4.4%
		247,179,949
Financials - 15.0%
American Express Company	172,147	9,895,010	0.4%
Bank of America Corp.	1,905,811	22,107,408	1.0%
Berkshire
Hathaway, Inc., Class B (I)	322,555	28,933,184	1.3%
Citigroup, Inc.	518,480	20,511,069	0.9%
JPMorgan Chase & Company	672,207	29,556,942	1.3%
State Street Corp.	82,122	3,860,555	0.2%
The Goldman Sachs Group, Inc.	78,102	9,962,691	0.4%
U.S. Bancorp	332,490	10,619,731	0.5%
Wells Fargo & Company	866,594	29,620,183	1.3%
OTHER SECURITIES		180,871,864	7.9%
		345,938,637
Health Care - 11.7%
Abbott Laboratories	279,538	18,309,739	0.8%
Amgen, Inc.	135,980	11,737,794	0.5%
Gilead Sciences, Inc. (I)	133,473	9,803,592	0.4%
Johnson & Johnson	490,058	34,353,066	1.5%
Merck & Company, Inc.	537,300	21,997,062	1.0%
Pfizer, Inc.	1,301,990	32,653,909	1.4%
UnitedHealth Group, Inc.	180,700	9,801,168	0.4%
OTHER SECURITIES		131,965,135	5.7%
		270,621,465
Industrials - 9.9%
3M Company	112,190	10,416,842	0.5%
Caterpillar, Inc.	115,236	10,322,841	0.5%
General Electric Company	1,854,347	38,922,744	1.7%

500 Index Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
Union Pacific Corp.	83,545	$10,503,277	0.5%
United Technologies Corp.	149,136	12,230,643	0.5%
OTHER SECURITIES		145,763,388	6.3%
		228,159,735
Information Technology - 18.6%
Apple, Inc.	166,352	88,670,607	3.8%
Cisco Systems, Inc.	938,705	18,445,553	0.8%
eBay, Inc. (I)	205,968	10,508,487	0.5%
Google, Inc., Class A (I)	47,066	33,387,208	1.5%
IBM Corp.	187,837	35,980,177	1.6%
Intel Corp.	879,758	18,149,408	0.8%
Microsoft Corp.	1,339,396	35,802,055	1.6%
Oracle Corp.	664,648	22,146,071	1.0%
QUALCOMM, Inc.	301,355	18,690,037	0.8%
Visa, Inc., Class A	92,210	13,977,192	0.6%
OTHER SECURITIES		133,331,836	5.8%
		429,088,631
Materials - 3.5%		81,603,419	3.5%
Telecommunication Services - 3.2%
AT&T, Inc.	1,004,512	33,862,100	1.5%
Verizon Communications, Inc.	504,753	21,840,662	1.0%
OTHER SECURITIES		18,580,096	0.8%
		74,282,858
Utilities - 3.3%		77,158,694	3.3%
TOTAL COMMON STOCKS (Cost $1,694,216,208)		$2,252,464,351
Warrants 0.0%		28	0.0%
TOTAL WARRANTS (Cost $34)		$ 28

SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	3,285,077	32,875,080	1.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $32,875,397)		$ 32,875,080

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreement - 2.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$60,112,033 on 01/02/2013,
collateralized by $61,580,000
U.S. Treasury Bonds, 0.500% due
07/31/2017 (valued at
$61,318,347, including interest)	$60,112,000	$60,112,000	2.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $60,112,000)		$ 60,112,000
Total Investments (500 Index Trust B)
(Cost $1,787,203,639) - 101.5%		$ 2,345,451,459	101.5%
Other Assets And Liabilities, Net - (1.5%)		(35,609,254)	(1.5)%
TOTAL NET ASSETS - 100.0%		$ 2,309,842,205	100.0%

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Strategy Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 70.4%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	39,244,516	$520,774,728	70.4%
Fixed Income - 29.6%
Bond Trust, Series NAV
(John Hancock) (A)(1)	15,644,076	218,704,184	29.6%
TOTAL INVESTMENT
COMPANIES (Cost $738,348,530)		$ 739,478,912
Total Investments (Core Strategy Trust)
(Cost $738,348,530) - 100.0%		$ 739,478,912	100.0%
Other Assets And Liabilities, Net - 0.0%		(23,668)	0.0%
TOTAL NET ASSETS - 100.0%		$ 739,455,244	100.0%

International Equity Index Trust B
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.3%
Australia - 6.0%
Australia & New Zealand
Banking Group, Ltd.	102,615	$2,686,553	0.4%
BHP Billiton, Ltd.	121,345	4,738,898	0.8%
Commonwealth Bank of Australia	62,184	4,039,310	0.6%
National Australia Bank, Ltd.	86,233	2,255,233	0.4%
Westpac Banking Corp.	119,540	3,268,034	0.5%
OTHER SECURITIES		20,666,927	3.3%
		37,654,955
Austria - 0.2%		1,178,076	0.2%
Belgium - 0.8%
Anheuser-Busch InBev NV	30,461	2,661,945	0.4%
Anheuser-Busch
InBev NV, VVPR (I)	6,160	8	0.0%
OTHER SECURITIES		2,073,384	0.4%
		4,735,337
Brazil - 1.5%
Petroleo Brasileiro SA	107,029	1,047,863	0.2%
Vale SA	47,000	988,830	0.2%
OTHER SECURITIES		7,271,891	1.2%
		9,308,584
Canada - 7.6%
Bank of Nova Scotia (L)	43,800	2,530,158	0.4%
Royal Bank of Canada (L)	54,400	3,274,829	0.5%
The Toronto-Dominion Bank (L)	34,650	2,917,400	0.5%
OTHER SECURITIES		39,281,534	6.2%
		48,003,921
Chile - 0.3%		2,148,465	0.3%
China - 3.3%
China Construction Bank Corp.,
H Shares	2,567,914	2,092,861	0.3%
OTHER SECURITIES		18,347,031	3.0%
		20,439,892
Colombia - 0.3%		1,996,778	0.3%
Czech Republic - 0.0%		220,004	0.0%

International Equity Index Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Denmark - 0.8%
Novo Nordisk A/S, Class B	15,626	$2,552,036	0.4%
OTHER SECURITIES		2,377,896	0.4%
		4,929,932
Egypt - 0.0%		215,147	0.0%
Finland - 0.5%		3,255,310	0.5%
France - 6.2%
BNP Paribas SA	38,417	2,165,457	0.3%
Sanofi	45,296	4,295,656	0.7%
Total SA	80,990	4,191,843	0.7%
OTHER SECURITIES		28,513,156	4.5%
		39,166,112
Germany - 5.4%
Allianz SE	17,367	2,405,966	0.4%
BASF SE	34,892	3,279,545	0.5%
Bayer AG	31,410	2,982,773	0.5%
SAP AG	35,191	2,819,029	0.5%
Siemens AG	31,260	3,397,637	0.5%
OTHER SECURITIES		19,282,082	3.0%
		34,167,032
Greece - 0.0%		231,408	0.0%
Guernsey, C.I. - 0.0%		223,849	0.0%
Hong Kong - 3.1%
China Mobile, Ltd.	227,030	2,659,396	0.4%
OTHER SECURITIES		16,882,260	2.7%
		19,541,656
Hungary - 0.1%		324,414	0.1%
India - 1.4%		8,958,633	1.4%
Indonesia - 0.6%		4,034,081	0.6%
Ireland - 0.5%		3,411,823	0.5%
Israel - 0.4%		2,274,530	0.4%
Italy - 1.5%
Eni SpA	96,142	2,371,779	0.4%
OTHER SECURITIES		6,849,336	1.1%
		9,221,115
Japan - 13.4%
Honda Motor Company, Ltd.	62,700	2,311,022	0.4%
Mitsubishi UFJ Financial Group	489,900	2,636,220	0.4%
Toyota Motor Corp.	106,000	4,947,716	0.8%
OTHER SECURITIES		74,541,640	11.8%
		84,436,598
Jersey, C.I. - 0.1%		341,102	0.1%
Luxembourg - 0.3%		1,667,255	0.3%
Macau - 0.1%		601,702	0.1%
Malaysia - 0.8%		5,045,347	0.8%
Mexico - 1.3%		7,849,710	1.3%
Netherlands - 3.1%
Royal Dutch Shell PLC, B Shares	100,409	3,553,710	0.6%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	143,448	5,068,667	0.8%
Unilever NV (L)	63,045	2,378,925	0.4%
OTHER SECURITIES		8,406,489	1.3%
		19,407,791
New Zealand - 0.1%		442,421	0.1%
Norway - 0.6%		3,721,643	0.6%

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Peru - 0.1%		$ 519,766	0.1%
Philippines - 0.2%		973,645	0.2%
Poland - 0.3%		2,089,530	0.3%
Portugal - 0.1%		716,215	0.1%
Russia - 1.5%
Gazprom OAO, (London
Exchange), ADR	3,680	35,287	0.0%
Gazprom OAO, ADR	251,662	2,448,671	0.4%
OTHER SECURITIES		6,913,170	1.1%
		9,397,128
Singapore - 1.2%		7,735,755	1.2%
South Africa - 1.8%		11,384,844	1.8%
South Korea - 3.5%
Samsung Electronics Company, Ltd.	4,040	5,782,150	0.9%
OTHER SECURITIES		16,198,970	2.6%
		21,981,120
Spain - 2.0%
Banco Santander SA	394,275	3,179,073	0.5%
Telefonica SA	158,395	2,150,804	0.3%
OTHER SECURITIES		7,257,388	1.2%
		12,587,265
Sweden - 2.1%		13,089,755	2.1%
Switzerland - 6.3%
Nestle SA	123,812	8,069,337	1.3%
Novartis AG	87,611	5,546,785	0.9%
Roche Holdings AG	26,722	5,443,937	0.9%
UBS AG (I)	138,236	2,173,923	0.4%
OTHER SECURITIES		18,513,423	2.9%
		39,747,405
Taiwan - 1.9%
Taiwan Semiconductor
Manufacturing Company, Ltd.	914,227	3,059,838	0.5%
OTHER SECURITIES		8,690,878	1.4%
		11,750,716
Thailand - 0.5%		3,171,433	0.5%
Turkey - 0.4%		2,716,176	0.4%
Ukraine - 0.0%		40,030	0.0%
United Kingdom - 13.0%
AstraZeneca PLC	47,762	2,257,966	0.4%
BG Group PLC	130,209	2,183,379	0.4%
BHP Billiton PLC	80,927	2,843,734	0.5%
BP PLC, ADR	725,507	5,026,865	0.8%
British American Tobacco PLC	74,157	3,757,537	0.6%
Diageo PLC	95,806	2,789,154	0.4%
GlaxoSmithKline PLC	189,684	4,118,340	0.7%
HSBC Holdings PLC	696,765	7,369,564	1.2%
Rio Tinto PLC	51,262	2,987,162	0.5%
Standard Chartered PLC	91,216	2,312,204	0.4%
Vodafone Group PLC	1,874,149	4,713,234	0.8%
OTHER SECURITIES		41,037,985	6.6%
		81,397,124
United States - 0.1%		639,762	0.1%
TOTAL COMMON STOCKS (Cost $505,479,378)		$ 599,092,292

PREFERRED SECURITIES - 2.0%
Brazil - 1.4%
Petroleo Brasileiro SA	150,651	1,457,399	0.2%

International Equity Index Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES (continued)
Brazil (continued)
Vale SA	71,900	$1,462,851	0.2%
OTHER SECURITIES		5,980,699	0.9%
		8,900,949
Germany - 0.4%		2,574,138	0.4%
South Korea - 0.2%
Samsung Electronics Company, Ltd. $	766	612,562	0.1%
OTHER SECURITIES		226,713	0.1%
		839,275
TOTAL PREFERRED SECURITIES (Cost $9,331,341)		$ 12,314,362
Rights 0.0%		26,039	0.0%
TOTAL RIGHTS (Cost $20,464)		$ 26,039
Warrants 0.0%		359	0.0%
TOTAL WARRANTS (Cost $5,766)		$ 359

SECURITIES LENDING COLLATERAL - 5.7%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	3,591,951	35,946,092	5.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $35,946,639)		$ 35,946,092

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 2.0%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class, 0.0800% (Y)	12,394,655	12,394,655	2.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,394,655)		$ 12,394,655
Total Investments (International Equity
Index Trust B) (Cost $563,178,243) - 105.0%		$ 659,773,799	105.0%
Other Assets And Liabilities, Net - (5.0%)		(31,223,847)	(5.0)%
TOTAL NET ASSETS - 100.0%		$ 628,549,952	100.0%

Mid Cap Index Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.1%
Consumer Discretionary - 12.9%
Advance Auto Parts, Inc.	35,113	$ 2,540,426	0.4%
LKQ Corp. (I)	142,068	2,997,635	0.5%
Mohawk Industries, Inc. (I)	27,773	2,512,623	0.4%
Polaris Industries, Inc. (L)	30,713	2,584,499	0.4%
PVH Corp.	33,785	3,750,473	0.6%
Tractor Supply Company	33,648	2,973,137	0.5%
OTHER SECURITIES		58,055,586	9.9%
		75,414,379
Consumer Staples - 3.7%
Church & Dwight Company, Inc. (L)	66,774	3,577,083	0.6%
Energizer Holdings, Inc. (L)	29,555	2,363,809	0.4%
Green Mountain
Coffee Roasters, Inc. (I)	58,937	2,437,634	0.4%
Ralcorp Holdings, Inc. (I)	26,377	2,364,698	0.4%

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Staples (continued)
OTHER SECURITIES		$ 10,978,231	1.9%
		21,721,455
Energy - 5.9%
Cimarex Energy Company	41,357	2,387,540	0.4%
HollyFrontier Corp.	96,893	4,510,369	0.8%
Oceaneering International, Inc.	51,522	2,771,368	0.5%
Plains Exploration &
Production Company (I)	61,595	2,891,269	0.5%
OTHER SECURITIES		21,956,540	3.8%
		34,517,086
Financials - 21.4%
Affiliated Managers Group, Inc. (I)	24,818	3,230,063	0.6%
Alleghany Corp. (I)	8,084	2,711,535	0.5%
Camden Property Trust	40,210	2,742,724	0.5%
Essex Property Trust, Inc.	17,487	2,564,469	0.4%
Everest Re Group, Ltd.	24,744	2,720,603	0.5%
Federal Realty Investment Trust	30,912	3,215,466	0.6%
Fidelity National
Financial, Inc., Class A (L)	101,245	2,384,320	0.4%
New York
Community Bancorp, Inc. (L)	209,669	2,746,664	0.5%
Rayonier, Inc.	58,818	3,048,537	0.5%
Realty Income Corp. (L)	63,717	2,562,061	0.4%
SL Green Realty Corp.	43,146	3,307,141	0.6%
The Macerich Company (L)	65,263	3,804,833	0.7%
UDR, Inc.	119,467	2,840,925	0.5%
OTHER SECURITIES		87,596,569	14.9%
		125,475,910
Health Care - 9.1%
Henry Schein, Inc. (I)(L)	42,070	3,384,952	0.6%
Hologic, Inc. (I)	127,588	2,555,588	0.4%
IDEXX Laboratories, Inc. (I)(L)	26,179	2,429,411	0.4%
Mettler-
Toledo International, Inc. (I)(L)	14,614	2,824,886	0.5%
Regeneron Pharmaceuticals, Inc. (I)	35,970	6,153,388	1.1%
ResMed, Inc. (L)	68,419	2,844,178	0.5%
Vertex Pharmaceuticals, Inc. (I)	103,643	4,346,787	0.7%
OTHER SECURITIES		28,825,954	4.9%
		53,365,144
Industrials - 16.8%
AMETEK, Inc.	116,206	4,365,859	0.7%
B/E Aerospace, Inc. (I)	49,643	2,452,364	0.4%
J.B. Hunt
Transport Services, Inc. (L)	43,518	2,598,460	0.4%
Kansas City Southern	52,628	4,393,385	0.8%
OTHER SECURITIES		84,653,397	14.5%
		98,463,465
Information Technology - 15.0%
Alliance Data Systems Corp. (I)(L)	23,830	3,449,631	0.6%
ANSYS, Inc. (I)(L)	44,288	2,982,354	0.5%
Equinix, Inc. (I)(L)	23,207	4,785,283	0.8%
Rackspace Hosting, Inc. (I)(L)	52,396	3,891,451	0.7%
Trimble Navigation, Ltd. (I)(L)	60,316	3,605,690	0.6%
OTHER SECURITIES		69,396,095	11.8%
		88,110,504
Materials - 7.0%
Albemarle Corp.	42,632	2,648,300	0.5%
Ashland, Inc.	35,077	2,820,542	0.5%
Rock-Tenn Company, Class A	33,991	2,376,311	0.4%

Mid Cap Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials (continued)
Royal Gold, Inc.	31,123	$2,530,611	0.4%
Valspar Corp.	40,311	2,515,406	0.4%
OTHER SECURITIES		28,082,613	4.8%
		40,973,783
Telecommunication Services - 0.5%		2,904,911	0.5%
Utilities - 4.8%
OGE Energy Corp.	47,106	2,652,539	0.5%
OTHER SECURITIES		25,188,844	4.4%
		27,841,383
TOTAL COMMON STOCKS (Cost $393,878,070)		$ 568,788,020

SECURITIES LENDING COLLATERAL - 23.3%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	13,655,336	136,654,409	23.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $136,666,503)		$ 136,654,409

SHORT-TERM INVESTMENTS - 3.1%

Repurchase Agreement - 3.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$18,314,010 on 01/02/2013,
collateralized by $18,760,000
U.S. Treasury Notes, 0.500% due
07/31/2017 (valued at
$18,680,289, including interest)	$18,314,000	$18,314,000	3.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,314,000)		$ 18,314,000
Total Investments (Mid Cap Index Trust)
(Cost $548,858,573) - 123.5%		$ 723,756,429	123.5%
Other Assets And Liabilities, Net - (23.5%)		(137,556,242)	(23.5)%
TOTAL NET ASSETS - 100.0%		$ 586,200,187	100.0%

Small Cap Index Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.5%
Consumer Discretionary - 13.1%
Brunswick Corp. (L)	22,254	$647,369	0.2%
Dana Holding Corp.	36,758	573,792	0.2%
Domino’s Pizza, Inc.	14,435	628,644	0.2%
Six Flags Entertainment Corp.	9,886	605,023	0.2%
Sotheby’s (L)	16,827	565,724	0.2%
The Warnaco Group, Inc. (I)	10,208	730,587	0.2%
OTHER SECURITIES		38,091,617	11.9%
		41,842,756
Consumer Staples - 3.3%
United Natural Foods, Inc. (I)	12,176	652,512	0.2%
OTHER SECURITIES		9,863,728	3.1%
		10,516,240
Energy - 5.7%
Dril-Quip, Inc. (I)	10,002	730,646	0.2%

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
Energy XXI Bermuda, Ltd. (L)	19,657	$632,759	0.2%
Kodiak Oil & Gas Corp. (I)	65,659	581,082	0.2%
Oasis Petroleum, Inc. (I)(L)	19,876	632,057	0.2%
Rosetta Resources, Inc. (I)	13,174	597,573	0.2%
OTHER SECURITIES		14,822,265	4.7%
		17,996,382
Financials - 21.2%
Alterra Capital Holdings, Ltd.	21,479	605,493	0.2%
First American Financial Corp.	26,506	638,530	0.2%
Hancock Holding Company	19,067	605,187	0.2%
Highwoods Properties, Inc. (L)	18,348	613,741	0.2%
Invesco Mortgage Capital, Inc.	28,713	565,933	0.2%
Ocwen Financial Corp. (I)	26,802	927,040	0.3%
Omega
Healthcare Investors, Inc. (L)	26,340	628,209	0.2%
Starwood Property Trust, Inc.	33,691	773,545	0.2%
Two Harbors Investment Corp.	69,506	770,126	0.2%
OTHER SECURITIES		61,375,036	19.3%
		67,502,840
Health Care - 11.3%
athenahealth, Inc. (I)	8,919	655,101	0.2%
Cubist Pharmaceuticals, Inc. (I)(L)	15,783	663,833	0.2%
Pharmacyclics, Inc. (I)(L)	13,571	785,761	0.3%
OTHER SECURITIES		33,771,209	10.6%
		35,875,904
Industrials - 14.6%
Acuity Brands, Inc.	10,552	714,687	0.2%
Alaska Air Group, Inc. (I)	17,678	761,745	0.2%
AO Smith Corp.	9,722	613,167	0.2%
CLARCOR, Inc.	12,492	596,868	0.2%
EMCOR Group, Inc.	16,617	575,114	0.2%
Genesee &
Wyoming, Inc., Class A (I)(L)	11,038	839,771	0.3%
HEICO Corp. (L)	13,113	586,938	0.2%
Hexcel Corp. (I)	24,836	669,579	0.2%
Middleby Corp. (I)(L)	4,674	599,254	0.2%
Old Dominion Freight Line, Inc. (I)	17,752	608,539	0.2%
Robbins & Myers, Inc.	9,591	570,185	0.2%
Teledyne Technologies, Inc. (I)	9,189	597,928	0.2%
Woodward, Inc. (L)	17,230	656,980	0.2%
OTHER SECURITIES		38,077,213	12.0%
		46,467,968
Information Technology - 15.6%
3D Systems Corp. (I)(L)	11,653	621,688	0.2%
Aruba Networks, Inc. (I)(L)	27,796	576,767	0.2%
Aspen Technology, Inc. (I)	23,316	644,454	0.2%
CommVault Systems, Inc. (I)	11,125	775,524	0.2%
CoStar Group, Inc. (I)(L)	7,021	627,467	0.2%
Cymer, Inc. (I)	7,694	695,768	0.2%
Parametric Technology Corp. (I)	29,734	669,312	0.2%
Ultimate Software Group, Inc. (I)	6,641	626,977	0.2%
WEX, Inc. (I)(L)	9,684	729,883	0.2%
OTHER SECURITIES		43,654,059	13.7%
		49,621,899
Materials - 4.9%
Eagle Materials, Inc.	12,184	712,764	0.2%
Louisiana-Pacific Corp. (I)	34,225	661,227	0.2%
OTHER SECURITIES		14,243,600	4.5%
		15,617,591

Small Cap Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication Services - 0.7%		$ 2,143,295	0.7%
Utilities - 3.1%
Cleco Corp.	15,237	609,632	0.2%
OTHER SECURITIES		9,395,189	2.9%
		10,004,821
TOTAL COMMON STOCKS (Cost $220,405,861)		$ 297,589,696

PREFERRED SECURITIES - 0.0%
Health Care - 0.0%		741	0.0%
TOTAL PREFERRED SECURITIES (Cost $680)		$ 741
Investment Companies 0.0%		35,159	0.0%
TOTAL INVESTMENT COMPANIES (Cost $36,379)		$ 35,159
Warrants 0.0%		63	0.0%
TOTAL WARRANTS (Cost $0)		$ 63

SECURITIES LENDING COLLATERAL - 26.3%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	8,373,090	83,792,860	26.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $83,798,004)		$ 83,792,860

SHORT-TERM INVESTMENTS - 6.0%
Repurchase Agreement - 6.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$19,037,011 on 01/02/2013,
collateralized by $19,505,000
U.S. Treasury Note, 0.500% due
07/31/2017 (valued at
$19,422,123, including interest)	$19,037,000	$19,037,000	6.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $19,037,000)		$ 19,037,000
Total Investments (Small Cap Index Trust)
(Cost $323,277,924) - 125.8%		$ 400,455,519	125.8%
Other Assets And Liabilities, Net - (25.8%)		(82,039,754)	(25.8)%
TOTAL NET ASSETS - 100.0%		$ 318,415,765	100.0%

Strategic Equity Allocation Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.3%
Consumer Discretionary - 11.0%
Amazon.com, Inc. (I)	134,594	$ 33,801,937	0.4%
Comcast Corp., Class A	987,063	36,896,415	0.5%
McDonald’s Corp.	373,777	32,970,869	0.4%
The Home Depot, Inc.	555,474	34,356,067	0.4%
The Walt Disney Company (L)	658,222	32,772,873	0.4%
Toyota Motor Corp.	507,061	23,667,867	0.3%
OTHER SECURITIES		689,148,281	8.6%
		883,614,309
Consumer Staples - 9.6%
Altria Group, Inc.	753,574	23,677,295	0.3%

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer Staples (continued)
Nestle SA	592,849	$38,638,407	0.5%
PepsiCo, Inc.	574,924	39,342,049	0.5%
Philip Morris International, Inc.	620,745	51,919,112	0.7%
The Coca-Cola Company	1,435,053	52,020,671	0.7%
The Procter & Gamble Company	1,016,000	68,976,240	0.9%
Wal-Mart Stores, Inc.	621,319	42,392,595	0.5%
OTHER SECURITIES		452,123,222	5.6%
		769,089,591
Energy - 9.2%
BP PLC, ADR	3,500,595	24,254,787	0.3%
Chevron Corp.	727,275	78,647,519	1.0%
ConocoPhillips	450,178	26,105,822	0.3%
Exxon Mobil Corp.	1,693,719	146,591,379	1.8%
Occidental Petroleum Corp.	300,167	22,995,794	0.3%
Royal Dutch Shell PLC, B Shares	483,745	17,120,869	0.2%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	683,036	24,134,755	0.3%
Schlumberger, Ltd.	493,385	34,186,647	0.4%
OTHER SECURITIES		359,683,851	4.5%
		733,721,423
Financials - 18.0%
Bank of America Corp.	4,003,324	46,438,558	0.6%
Berkshire
Hathaway, Inc., Class B (I)	677,683	60,788,165	0.8%
Citigroup, Inc.	1,089,156	43,087,011	0.5%
HSBC Holdings PLC	3,366,431	35,606,166	0.4%
JPMorgan Chase & Company	1,411,998	62,085,552	0.8%
State Street Corp.	172,675	8,117,452	0.1%
Wells Fargo & Company	1,818,185	62,145,563	0.8%
OTHER SECURITIES		1,122,985,775	14.0%
		1,441,254,242
Health Care - 10.8%
Abbott Laboratories	587,401	38,474,766	0.5%
Amgen, Inc.	285,713	24,662,746	0.3%
Johnson & Johnson	1,029,709	72,182,601	0.9%
Merck & Company, Inc.	1,128,867	46,215,815	0.6%
Novartis AG	422,918	26,775,579	0.3%
Pfizer, Inc.	2,735,613	68,609,174	0.9%
Roche Holdings AG	129,162	26,313,516	0.3%
OTHER SECURITIES		563,402,587	7.0%
		866,636,784
Industrials - 11.2%
General Electric Company	3,895,486	81,766,251	1.0%
United Technologies Corp.	313,386	25,700,786	0.3%
OTHER SECURITIES		786,922,733	9.9%
		894,389,770
Information Technology - 14.3%
Apple, Inc.	349,450	186,267,334	2.3%
Cisco Systems, Inc.	1,972,302	38,755,734	0.5%
Google, Inc., Class A (I)	98,868	70,133,993	0.9%
IBM Corp.	394,640	75,593,292	0.9%
Intel Corp.	1,848,353	38,131,522	0.5%
Microsoft Corp.	2,813,872	75,214,799	0.9%
Oracle Corp.	1,396,352	46,526,449	0.6%
QUALCOMM, Inc.	632,987	39,257,854	0.5%
Visa, Inc., Class A (L)	193,782	29,373,476	0.4%
OTHER SECURITIES		545,173,876	6.8%
		1,144,428,329

Strategic Equity Allocation Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials - 5.4%
BHP Billiton, Ltd.	592,784	$23,150,052	0.3%
OTHER SECURITIES		410,093,653	5.1%
		433,243,705
Telecommunication Services - 3.3%
AT&T, Inc.	2,110,172	71,133,898	0.9%
Verizon Communications, Inc.	1,060,089	45,870,051	0.6%
Vodafone Group PLC	9,040,772	22,736,332	0.3%
OTHER SECURITIES		120,381,604	1.6%
		260,121,885
Utilities - 3.5%		281,171,223	3.5%
TOTAL COMMON STOCKS (Cost $7,310,024,933)		$ 7,707,671,261
PREFERRED SECURITIES - 0.2%
Consumer Discretionary - 0.1%		9,402,280	0.1%
Consumer Staples - 0.1%		2,692,737	0.1%
Health Care - 0.0%		370	0.0%
Utilities - 0.0%		277,102	0.0%
TOTAL PREFERRED SECURITIES (Cost $9,676,193)		$ 12,372,489
INVESTMENT COMPANIES - 0.5%
Vanguard MSCI EAFE ETF	905,184	31,889,632	0.4%
OTHER SECURITIES		7,061,952	0.1%
TOTAL INVESTMENT
COMPANIES (Cost $38,947,348)		$ 38,951,584
RIGHTS - 0.0%
Consumer Staples - 0.0%		30,651	0.0%
Energy - 0.0%		91,531	0.0%
TOTAL RIGHTS (Cost $93,870)		$ 122,182
Warrants 0.0%		71	0.0%
TOTAL WARRANTS (Cost $1,417)		$ 71
SECURITIES LENDING COLLATERAL - 5.8%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	46,701,585	467,361,443	5.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $467,361,953)		$ 467,361,443

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.6%

Repurchase Agreement - 2.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$205,870,114 on 01/02/2013,
collateralized by $204,105,000
U.S. Treasury Notes, 0.500% -
4.750% due 06/30/2016 -
08/15/2017 (valued at
$209,991,699, including interest)	$205,870,000	$205,870,000	2.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $205,870,000)		$ 205,870,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,031,975,714) - 105.4%		$ 8,432,349,030	105.4%
Other Assets And Liabilities, Net - (5.4%)		(429,269,734)	(5.4)%
TOTAL NET ASSETS - 100.0%		$ 8,003,079,296	100.0%

Total Bond Market Trust B
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 72.3%
U.S. Treasury Bonds - 8.5%
2.750%, 08/15/2042	$ 5,610,000	$5,396,994	1.0%
4.250%, 05/15/2039
to 11/15/2040	4,060,000	5,162,846	0.9%
4.375%, 02/15/2038
to 05/15/2041	2,305,000	2,991,096	0.5%
4.500%, 02/15/2036	5,200,000	6,819,311	1.2%
4.750%, 02/15/2041	2,000,000	2,747,812	0.5%
7.875%, 02/15/2021	3,400,000	5,112,485	0.9%
9.250%, 02/15/2016	5,700,000	7,262,153	1.3%
11.250%, 02/15/2015	2,010,000	2,474,813	0.4%
OTHER SECURITIES		10,427,359	1.8%
		48,394,869
U.S. Treasury Notes - 29.5%
0.125%, 12/31/2013
to 12/31/2014	6,900,000	6,885,000	1.2%
0.250%, 11/30/2013
to 08/15/2015	46,100,000	46,097,869	8.1%
0.375%, 04/15/2015	4,800,000	4,809,000	0.8%
0.625%, 05/31/2017
to 08/31/2017	6,000,000	5,999,298	1.1%
0.750%, 12/31/2017	5,700,000	5,707,125	1.0%
0.875%, 04/30/2017	5,000,000	5,060,155	0.9%
1.000%, 10/31/2016
to 03/31/2017	4,550,000	4,630,625	0.8%
1.500%, 12/31/2013
to 03/31/2019	12,500,000	12,897,440	2.3%
1.625%, 11/15/2022 (L)	10,200,000	10,075,682	1.8%
1.875%, 02/28/2014
to 08/31/2017	3,370,000	3,511,023	0.6%
2.000%, 11/30/2013
to 02/15/2022	10,310,000	10,701,563	1.9%
2.125%, 11/30/2014
to 05/31/2015	12,000,000	12,507,622	2.2%
2.625%, 11/15/2020	5,800,000	6,359,607	1.1%
2.750%, 02/15/2019	7,000,000	7,745,934	1.4%

Total Bond Market Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.000%, 09/30/2016
to 02/28/2017	$ 6,720,000	$7,366,387	1.3%
3.125%, 10/31/2016
to 05/15/2021	2,200,000	2,441,561	0.4%
3.250%, 06/30/2016	3,650,000	4,003,594	0.7%
4.250%, 11/15/2017	7,300,000	8,544,993	1.5%
OTHER SECURITIES		2,803,732	0.5%
		168,148,210
Federal Farm Credit Bank - 0.5%
4.875%, 12/16/2015	2,100,000	2,370,211	0.4%
OTHER SECURITIES		308,457	0.1%
		2,678,668
Federal Home Loan Bank - 0.6%		3,583,360	0.6%
Federal Home Loan Mortgage Corp. - 8.4%
3.500%, TBA (C)	5,700,000	6,060,703	1.1%
3.500%, 12/01/2025	4,257,125	4,504,404	0.8%
4.000%, 02/01/2024
to 12/01/2040	5,551,053	5,917,941	1.0%
4.500%, 05/01/2024
to 07/01/2041	8,231,877	8,843,348	1.6%
5.000%, 06/01/2023
to 10/01/2040	2,669,309	2,890,810	0.5%
5.500%, 08/23/2017
to 01/01/2039	7,688,828	8,548,216	1.5%
6.000%, 06/01/2022
to 10/01/2038	2,682,336	2,920,949	0.5%
OTHER SECURITIES		7,898,766	1.4%
		47,585,137
Federal National Mortgage Association - 16.9%
3.000%, 01/01/2027	4,256,813	4,492,101	0.8%
3.500%, 12/01/2025
to 12/01/2040	6,592,454	7,012,627	1.2%
4.000%, 08/01/2020
to 05/01/2042	12,855,812	13,769,619	2.4%
4.375%, 10/15/2015	7,850,000	8,716,255	1.5%
4.500%, 06/01/2018
to 02/01/2041	8,124,212	8,762,270	1.5%
5.000%, 12/01/2018
to 07/01/2039	8,147,707	8,829,667	1.6%
5.500%, 08/01/2017
to 11/01/2038	16,544,455	18,020,805	3.2%
6.000%, 10/01/2013
to 10/01/2038	10,971,096	12,086,265	2.1%
6.500%, 02/01/2015
to 12/01/2037	3,285,401	3,662,572	0.6%
OTHER SECURITIES		10,801,343	1.9%
		96,153,524
Government National Mortgage Association - 7.1%
3.500%, TBA (C)	5,500,000	5,972,509	1.1%
4.000%, 11/15/2026
to 02/15/2042	12,630,272	13,840,077	2.4%
4.500%, 05/15/2019
to 10/20/2040	7,532,284	8,272,172	1.5%
5.000%, 05/15/2018
to 07/20/2040	2,767,722	3,039,890	0.5%
5.500%, 08/15/2023
to 09/20/2039	3,734,417	4,115,834	0.7%
6.000%, 04/15/2017
to 10/15/2038	3,585,458	4,013,359	0.7%

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
OTHER SECURITIES		$ 1,138,797	0.2%
		40,392,638
Tennessee Valley Authority - 0.6%		3,666,669	0.6%
The Financing Corp. - 0.2%		971,505	0.2%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $388,379,630)		$ 411,574,580
FOREIGN GOVERNMENT
OBLIGATIONS - 2.2%
Brazil - 0.2%		1,327,385	0.2%
Canada - 0.6%		3,357,311	0.6%
Chile - 0.1%		575,025	0.1%
Colombia - 0.0%		172,725	0.0%
Israel - 0.2%		1,218,033	0.2%
Italy - 0.1%		348,407	0.1%
Japan - 0.2%		1,315,425	0.2%
Mexico - 0.3%		1,757,580	0.3%
Panama - 0.1%		525,400	0.1%
Peru - 0.1%		518,330	0.1%
Poland - 0.0%		137,139	0.0%
South Africa - 0.2%		876,900	0.2%
Sweden - 0.1%		606,970	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $11,218,597)		$ 12,736,630
CORPORATE BONDS - 21.0%
Consumer Discretionary - 1.7%		9,974,149	1.7%
Consumer Staples - 1.9%		11,024,243	1.9%
Energy - 2.4%		13,735,304	2.4%
Financials - 7.2%		40,831,703	7.2%
Health Care - 1.4%		7,764,037	1.4%
Industrials - 1.5%		8,387,111	1.5%
Information Technology - 1.0%		5,477,433	1.0%
Materials - 1.2%		6,707,116	1.2%
Telecommunication Services - 1.1%		6,385,835	1.1%
Utilities - 1.6%		9,358,761	1.6%
TOTAL CORPORATE BONDS (Cost $105,003,177)		$ 119,645,692
Municipal Bonds - 0.8%		4,625,024	0.8%
TOTAL MUNICIPAL BONDS (Cost $3,853,466)		$ 4,625,024
Collateralized Mortgage
Obligations 2.6%		14,566,251	2.6%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,919,353)		$ 14,566,251
Asset Backed Securities 0.2%		1,188,699	0.2%
TOTAL ASSET BACKED
SECURITIES (Cost $1,230,446)		$ 1,188,699

Total Bond Market Trust B (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 1.7%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	960,843	9,615,538	1.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,615,242)		$ 9,615,538

SHORT-TERM INVESTMENTS - 6.3%
Money Market Funds - 6.3%
State Street Institutional
U.S. Government Money Market
Fund, 0.0416% (Y)	35,077,243	35,077,243	6.2%
OTHER SECURITIES		737,051	0.1%
		35,814,294
TOTAL SHORT-TERM
INVESTMENTS (Cost $35,814,294)		$ 35,814,294
Total Investments (Total Bond Market Trust B)
(Cost $568,034,205) - 107.1%		$ 609,766,708	107.1%
Other Assets And Liabilities, Net - (7.1%)		(40,358,114)	(7.1)%
TOTAL NET ASSETS - 100.0%		$ 569,408,594	100.0%

Total Stock Market Index Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.6%
Consumer Discretionary - 12.7%
Amazon.com, Inc. (I)	10,392	$2,609,847	0.7%
Comcast Corp., Class A	61,289	2,290,983	0.6%
McDonald’s Corp.	23,197	2,046,207	0.5%
News Corp., Class A	54,379	1,388,840	0.4%
The Home Depot, Inc.	34,638	2,142,360	0.5%
The Walt Disney Company	41,259	2,054,286	0.5%
OTHER SECURITIES		38,449,874	9.6%
		50,982,397
Consumer Staples - 9.6%
Altria Group, Inc.	46,663	1,466,151	0.4%
CVS Caremark Corp.	29,245	1,413,996	0.4%
PepsiCo, Inc.	35,747	2,446,167	0.6%
Philip Morris International, Inc.	38,708	3,237,537	0.8%
The Coca-Cola Company	103,421	3,749,011	0.9%
The Procter & Gamble Company	63,346	4,300,560	1.1%
Wal-Mart Stores, Inc.	77,259	5,271,382	1.3%
OTHER SECURITIES		16,625,996	4.2%
		38,510,800
Energy - 10.9%
Chevron Corp.	45,070	4,873,870	1.2%
ConocoPhillips	27,908	1,618,385	0.4%
Exxon Mobil Corp.	106,051	9,178,714	2.3%
Occidental Petroleum Corp.	18,610	1,425,712	0.4%
Schlumberger, Ltd.	30,474	2,111,543	0.5%
OTHER SECURITIES		24,375,128	6.1%
		43,583,352
Financials - 16.3%
American Express Company	26,037	1,496,607	0.4%
Bank of America Corp.	247,662	2,872,879	0.7%
Berkshire
Hathaway, Inc., Class B (I)	56,974	5,110,568	1.3%

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
Citigroup, Inc.	67,387	$2,665,830	0.7%
JPMorgan Chase & Company	87,247	3,836,251	1.0%
State Street Corp.	11,033	518,661	0.1%
The Goldman Sachs Group, Inc.	11,017	1,405,329	0.4%
U.S. Bancorp	43,428	1,387,090	0.4%
Wells Fargo & Company	121,264	4,144,804	1.0%
OTHER SECURITIES		42,068,539	10.5%
		65,506,558
Health Care - 10.8%
Abbott Laboratories	36,038	2,360,489	0.6%
Amgen, Inc.	17,669	1,525,188	0.4%
Johnson & Johnson	63,346	4,440,555	1.1%
Merck & Company, Inc.	69,982	2,865,063	0.7%
Pfizer, Inc.	171,598	4,303,678	1.1%
OTHER SECURITIES		27,696,075	6.9%
		43,191,048
Industrials - 10.4%
3M Company	15,879	1,474,365	0.4%
General Electric Company	242,626	5,092,720	1.3%
Union Pacific Corp.	10,894	1,369,594	0.3%
United Parcel Service, Inc., Class B	21,997	1,621,839	0.4%
United Technologies Corp.	20,953	1,718,356	0.4%
OTHER SECURITIES		30,555,839	7.6%
		41,832,713
Information Technology - 18.1%
Apple, Inc.	21,540	11,481,466	2.9%
Cisco Systems, Inc.	123,097	2,418,856	0.6%
eBay, Inc. (I)	29,606	1,510,498	0.4%
Google, Inc., Class A (I)	7,517	5,332,334	1.3%
IBM Corp.	26,257	5,029,528	1.3%
Intel Corp.	114,941	2,371,233	0.6%
Mastercard, Inc., Class A	2,867	1,408,500	0.4%
Microsoft Corp.	192,674	5,150,176	1.3%
Oracle Corp.	112,208	3,738,771	0.9%
QUALCOMM, Inc.	39,141	2,427,525	0.6%
Visa, Inc., Class A	18,637	2,824,996	0.7%
OTHER SECURITIES		29,076,093	7.2%
		72,769,976
Materials - 4.0%		15,914,933	4.0%
Telecommunication Services - 2.6%
AT&T, Inc.	132,555	4,468,429	1.1%
Verizon Communications, Inc.	65,434	2,831,329	0.7%
OTHER SECURITIES		3,309,379	0.8%
		10,609,137
Utilities - 3.2%		12,770,832	3.2%
TOTAL COMMON STOCKS (Cost $308,724,167)		$ 395,671,746

CORPORATE BONDS - 0.0%
Financials - 0.0%		$ 2,487	0.0%
TOTAL CORPORATE BONDS (Cost $2,152)		$ 2,487
Rights 0.0%		18,059	0.0%
TOTAL RIGHTS (Cost $25,528)		$ 18,059
Warrants 0.0%		580	0.0%
TOTAL WARRANTS (Cost $54,461)		$ 580

Total Stock Market Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 4.8%
Securities Lending Collateral - 4.8%
John Hancock Collateral
Investment Trust,
0.2755% (W)(Y)	1,948,371	19,498,132	4.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $19,499,513)		$ 19,498,132

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreement - 1.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$5,925,003 on 01/02/2013,
collateralized by $5,845,000
U.S. Treasury Notes, 0.750% -
2.250% due 11/30/2017 -
12/31/2017 (valued at
$6,046,567, including interest)	$5,925,000	$5,925,000	1.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,925,000)	$ 5,925,000
Total Investments (Total Stock Market Index Trust)
(Cost $334,230,821) - 104.9%		$ 421,116,004	104.9%
Other Assets And Liabilities, Net - (4.9%)		(19,761,841)	(4.9)%
TOTAL NET ASSETS - 100.0%		$ 401,354,163	100.0%

Footnotes

Percentages are based upon net assets.

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ETF	- Exchange Traded Fund
TBA	- To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	The subadviser is an affiliate of the adviser.
(C)	Security purchased on a when-issued or delayed delivery basis.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2012.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust

Summary Portfolio of Investments — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B had the following sector distribution as a percentage of total net assets on 12-31-12:

International Equity Index Trust B
Financials	25.2%
Materials	10.6%
Industrials	10.5%
Energy	10.4%
Consumer Staples	9.8%
Consumer Discretionary	9.2%
Health Care	6.8%
Information Technology	6.1%
Telecommunication Services	5.3%
Utilities	3.4%
Short-Term Investments & Other	2.7%

Strategic Equity Allocation Trust had the following country allocation as a percentage of total net assets on 12-31-12:

Strategic Equity Allocation Trust
United States	70.2%
United Kingdom	5.1%
Japan	5.1%
Switzerland	2.7%
France	2.3%
Australia	2.2%
Germany	2.2%
Netherlands	1.3%
Other Countries	8.9%

23

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	500 Index Trust B	Core Strategy Trust	International Equity Index Trust B	Mid Cap Index Trust
Investments in unaffiliated issuers, at value	$2,252,464,379	—	$623,827,707	$568,788,020
Investments in affiliated issuers, at value	32,875,080	$739,478,912	35,946,092	136,654,409
Repurchase agreements, at value	60,112,000	—	—	18,314,000
Total investments, at value	2,345,451,459	739,478,912	659,773,799	723,756,429
Cash	8,781	—	31,135	12,297
Foreign currency, at value	—	—	4,463,518	—
Cash held at broker for futures contracts	3,620,000	—	930,419	1,346,000
Receivable for investments sold	338,086	51,761	8,875	136,044
Receivable for fund shares sold	—	162,903	374,687	21,929
Dividends and interest receivable	2,493,372	—	968,017	358,875
Receivable for securities lending income	23,535	—	24,458	44,806
Receivable for futures variation margin	1,760,790	—	434,978	467,546
Receivable due from adviser	42,898	—	17,694	—
Other assets	5,585	—	2,994	—
Total assets	2,353,744,506	739,693,576	667,030,574	726,143,926

Liabilities
Payable for investments purchased	—	—	463,108	896,938
Payable for fund shares repurchased	10,903,901	203,310	2,012,975	2,420,870
Payable upon return of securities loaned	32,887,349	—	35,939,473	136,603,608
Payable to affiliates
Accounting and legal services fees	22,106	7,106	5,815	5,586
Trustees’ fees	209	73	108	14
Other liabilities and accrued expenses	88,736	27,843	59,143	16,723
Total liabilities	43,902,301	238,332	38,480,622	139,943,739
Net assets	$2,309,842,205	$739,455,244	$628,549,952	$586,200,187

Net assets consist of
Paid-in capital	$1,822,528,701	$650,175,350	$544,947,596	$373,246,747
Undistributed net investment income (loss)	11,481,286	—	849,015	2,448,746
Accumulated undistributed net realized gain (loss) on investments	(82,151,400)	88,149,512	(14,310,697)	35,465,075
Net unrealized appreciation (depreciation) on investments	557,983,618	1,130,382	97,064,038	175,039,619
Net assets	$2,309,842,205	$739,455,244	$628,549,952	$586,200,187
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,754,328,242	—	$527,231,604	$412,192,070
Investments in affiliated issuers, at cost	$32,875,397	$738,348,530	$35,946,639	$136,666,503
Foreign currency, at cost	—	—	$4,427,031	—
Securities loaned, unaffiliated issuers, at value	$32,692,366	—	$34,477,808	$135,417,643

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,142,034,886	$211,972	$254,278,964	$452,504,684
Shares outstanding	63,406,985	15,612	16,597,222	25,926,939
Net asset value, offering price and redemption price per share	$18.01	$13.58	$15.32	$17.45
Series II
Net assets	$47,126,395	$688,111,713	$28,855,656	$74,376,582
Shares outstanding	2,613,084	50,503,828	1,880,995	4,272,352
Net asset value, offering price and redemption price per share	$18.03	$13.62	$15.34	$17.41
Series NAV
Net assets	$1,120,680,924	$51,131,559	$345,415,332	$59,318,921
Shares outstanding	62,241,933	3,764,341	22,553,105	3,399,420
Net asset value, offering price and redemption price per share	$18.01	$13.58	$15.32	$17.45

24

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Small Cap Index Trust	Strategic Equity Allocation Trust	Total Bond Market Trust B	Total Stock Market Index Trust
Investments in unaffiliated issuers, at value	$297,625,659	$7,759,117,587	$600,151,170	$395,692,872
Investments in affiliated issuers, at value	83,792,860	467,361,443	9,615,538	19,498,132
Repurchase agreements, at value	19,037,000	205,870,000	—	5,925,000
Total investments, at value	400,455,519	8,432,349,030	609,766,708	421,116,004
Cash	276,753	291,385	1,290	54,459
Foreign currency, at value	2,374	2,249,522	—	—
Cash held at broker for futures contracts	1,044,000	21,450,000	—	671,000
Receivable for investments sold	772,170	2,387,712	—	104,066
Receivable for fund shares sold	—	—	395,098	—
Dividends and interest receivable	351,582	8,474,005	3,802,260	423,710
Receivable for securities lending income	77,266	248,454	1,948	15,521
Receivable for futures variation margin	563,688	5,176,941	—	192,813
Receivable due from adviser	—	—	11,383	—
Other assets	—	8,218	4,964	—
Total assets	403,543,352	8,472,635,267	613,983,651	422,577,573

Liabilities
Payable for investments purchased	19,772	946,795	20,787,679	3,013
Payable for delayed delivery securities purchased	—	—	12,027,637	—
Payable for fund shares repurchased	1,341,471	983,661	2,027,232	1,701,526
Payable upon return of securities loaned	83,749,073	467,430,120	9,615,524	19,499,602
Payable to affiliates
Accounting and legal services fees	3,054	86,334	5,134	3,994
Trustees’ fees	8	197	109	10
Other liabilities and accrued expenses	14,209	108,864	111,742	15,265
Total liabilities	85,127,587	469,555,971	44,575,057	21,223,410
Net assets	$318,415,765	$8,003,079,296	$569,408,594	$401,354,163

Net assets consist of
Paid-in capital	$216,677,526	$7,558,755,999	$529,358,102	$312,299,621
Undistributed net investment income (loss)	2,978,605	33,597,135	3,388,401	2,466,441
Accumulated undistributed net realized gain (loss) on investments	21,188,765	9,234,610	(5,070,412)	(318,764)
Net unrealized appreciation (depreciation) on investments	77,570,869	401,491,552	41,732,503	86,906,865
Net assets	$318,415,765	$8,003,079,296	$569,408,594	$401,354,163
Investments in unaffiliated issuers, including repurchase agreements, at cost	$239,479,920	$7,564,613,761	$558,418,963	$314,731,308
Investments in affiliated issuers, at cost	$83,798,004	$467,361,953	$9,615,242	$19,499,513
Foreign currency, at cost	$2,374	$2,227,151	—	—
Securities loaned, unaffiliated issuers, at value	$82,918,500	$462,055,428	$9,397,383	$19,318,897

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$208,272,318	—	$127,052,449	$295,041,168
Shares outstanding	16,815,088	—	11,858,355	22,431,100
Net asset value, offering price and redemption price per share	$12.39	—	$10.71	$13.15
Series II
Net assets	$59,885,412	—	$145,484,244	$40,577,938
Shares outstanding	4,849,588	—	13,560,385	3,092,321
Net asset value, offering price and redemption price per share	$12.35	—	$10.73	$13.12
Series NAV
Net assets	$50,258,035	$8,003,079,296	$296,871,901	$65,735,057
Shares outstanding	4,055,732	603,149,827	27,717,347	4,999,452
Net asset value, offering price and redemption price per share	$12.39	$13.27	$10.71	$13.15

25

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	500 Index Trust B	Core Strategy Trust	International Equity Index Trust B	Mid Cap Index Trust
Dividends	$27,751,683	—	$10,869,315	$9,296,669
Income distributions received from affiliated underlying funds	—	$19,519,131	—	—
Interest	2,036	—	13,464	1,988
Securities lending	144,361	—	348,305	852,871
Less foreign taxes withheld	(26,884)	—	(876,027)	—
Total investment income	27,871,196	19,519,131	10,355,057	10,151,528

Expenses
Investment management fees	5,223,345	338,554	1,821,940	3,664,945
Series I distribution and service fees	92,219	84	19,982	223,557
Series II distribution and service fees	19,046	1,698,707	11,197	194,749
Accounting and legal services fees	145,053	94,346	43,658	102,928
Professional fees	46,366	46,653	53,274	40,781
Printing and postage	—	12,634	5,211	2,572
Custodian fees	11,977	15,927	42,220	11,977
Trustees’ fees	15,480	12,765	5,315	13,664
Registration and filing fees	10,400	12,393	10,518	5,537
Other	12,230	10,065	10,047	28,620
Total expenses before reductions and amounts recaptured	5,576,116	2,242,128	2,023,362	4,289,330
Net expense reductions and amounts recaptured	(2,651,509)	—	(836,222)	(365,367)
Total expenses	2,924,607	2,242,128	1,187,140	3,923,963
Net investment income (loss)	24,946,589	17,277,003	9,167,917	6,227,565

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	17,873,788	—	(3,050,124)	88,317,563
Investments in affiliated issuers	2,569	99,917,249	2,419	56,939
Capital gain distributions received from affiliated underlying funds	—	24,658,716	—	—
Futures contracts	2,431,632	—	1,405,045	1,625,962
Foreign currency transactions	—	—	(359,782)	—
	20,307,989	124,575,965	(2,002,442)	90,000,464

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	103,177,587	(391,899)	57,229,478	54,190,597
Investments in affiliated issuers	(2,756)	(58,481,592)	(1,515)	(40,470)
Futures contracts	(323,066)	—	410,947	(234,341)
Translation of assets and liabilities in foreign currencies	—	—	394,879	—
	102,851,765	(58,873,491)	58,033,789	53,915,786
Net realized and unrealized gain (loss)	123,159,754	65,702,474	56,031,347	143,916,250

Increase (decrease) in net assets from operations	$148,106,343	$82,979,477	$65,199,264	$150,143,815

26

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Small Cap Index Trust	Strategic Equity Allocation Trust[1]	Total Bond Market Trust B	Total Stock Market Index Trust
Dividends	$7,980,531	$139,794,026	—	$8,603,214
Interest	699	13,106	$6,660,692	955
Securities lending	1,339,800	3,570,170	2,479	271,758
Less foreign taxes withheld	(8,258)	(3,648,903)	(1,127)	(1,170)
Total investment income	9,312,772	139,728,399	6,662,044	8,874,757

Expenses
Investment management fees	2,083,696	34,430,382	1,065,819	1,945,480
Series I distribution and service fees	102,029	—	10,251	145,078
Series II distribution and service fees	152,195	—	57,721	104,073
Accounting and legal services fees	58,037	679,582	29,022	52,325
Professional fees	37,820	131,564	52,108	35,382
Printing and postage	188	86,778	—	4,604
Custodian fees	11,977	52,097	6,236	11,977
Trustees’ fees	7,599	93,349	1,769	7,038
Registration and filing fees	5,189	10,864	10,131	5,189
Other	13,269	54,631	3,230	11,829
Total expenses before reductions and amounts recaptured	2,471,999	35,539,247	1,236,287	2,322,975
Net expense reductions and amounts recaptured	(101,602)	(9,609,446)	(599,877)	(6,332)
Total expenses	2,370,397	25,929,801	636,410	2,316,643
Net investment income (loss)	6,942,375	113,798,598	6,025,634	6,558,114

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	170,908,729	(6,418,643)	1,061,525	6,673,410
Investments in affiliated issuers	50,168	(53,321)	660	6,354
Futures contracts	1,371,329	15,842,878	—	904,576
Foreign currency transactions	(1,013)	(581,866)	—	(8)
	172,329,213	8,789,048	1,062,185	7,584,332

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(102,071,165)	400,373,826	(1,045,958)	41,944,410
Investments in affiliated issuers	(30,190)	(510)	(215)	(4,819)
Futures contracts	289,272	1,072,569	—	43,814
Translation of assets and liabilities in foreign currencies	1,582	45,667	—	—
	(101,810,501)	401,491,552	(1,046,173)	41,983,405
Net realized and unrealized gain (loss)	70,518,712	410,280,600	16,012	49,567,737

Increase (decrease) in net assets from operations	$77,461,087	$524,079,198	$6,041,646	$56,125,851

1	Period from 4-16-12 (commencement of operations) to 12-31-12.

27

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	500 Index Trust B		Core Strategy Trust		International Equity Index Trust B
Increase (decrease) in net assets	Year ended 12/31/12[1]	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12[1]	Year ended 12/31/11
From operations
Net investment income (loss)	$24,946,589	$16,299,504	$17,277,003	$14,127,913	$9,167,917	$9,293,144
Net realized gain (loss)	20,307,989	3,993,333	124,575,965	9,952,455	(2,002,442)	(1,594,422)
Change in net unrealized appreciation (depreciation)	102,851,765	(2,793,659)	(58,873,491)	(24,689,212)	58,033,789	(51,400,601)
Increase (decrease) in net assets resulting from operations	148,106,343	17,499,178	82,979,477	(608,844)	65,199,264	(43,701,879)
Distributions to shareholders
From net investment income
Series I	(6,653,609)	—	(5,334)	(2,809)	(2,752,048)	—
Series II	(199,528)	—	(15,988,760)	(13,378,923)	(258,230)	—
Series NAV	(10,319,587)	(15,416,904)	(1,304,371)	(746,714)	(3,849,544)	(10,699,078)
From net realized gain
Series I	—	—	(324)	(8)	—	—
Series II	—	—	(1,049,550)	(44,218)	—	—
Series NAV	—	—	(77,635)	(2,197)	—	—
Total distributions	(17,172,724)	(15,416,904)	(18,425,974)	(14,174,869)	(6,859,822)	(10,699,078)
From Portfolio share transactions	1,333,540,903	(42,838,521)	(10,826,240)	889,244	297,137,741	(32,583,342)
Total increase (decrease)	1,464,474,522	(40,756,247)	53,727,263	(13,894,469)	355,477,183	(86,984,299)

Net assets
Beginning of year	845,367,683	886,123,930	685,727,981	699,622,450	273,072,769	360,057,068
End of year	$2,309,842,205	$845,367,683	$739,455,244	$685,727,981	$628,549,952	$273,072,769

Undistributed net investment income (loss)	$11,481,286	$3,455,730	—	—	$849,015	($281,553)

	Mid Cap Index Trust		Small Cap Index Trust		Strategic Equity Allocation Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Period ended 12/31/12[2]
From operations
Net investment income (loss)	$6,227,565	$11,944,085	$6,942,375	$5,928,895	$113,798,598
Net realized gain (loss)	90,000,464	58,020,416	172,329,213	60,208,901	8,789,048
Change in net unrealized appreciation (depreciation)	53,915,786	(89,506,257)	(101,810,501)	(92,162,268)	401,491,552
Increase (decrease) in net assets resulting from operations	150,143,815	(19,541,756)	77,461,087	(26,024,472)	524,079,198
Distributions to shareholders
From net investment income
Series I	(6,455,363)	(2,964,352)	(4,099,696)	(2,354,672)	—
Series II	(929,029)	(393,782)	(1,066,876)	(613,410)	—
Series NAV	(960,376)	(4,786,574)	(1,014,947)	(5,525,280)	(79,763,029)
From net realized gain
Series I	(44,439,302)	(11,051,365)	(34,397,732)	(870,325)	—
Series II	(7,621,733)	(2,037,242)	(10,313,825)	(276,002)	—
Series NAV	(10,021,655)	(16,546,023)	(10,702,684)	(1,989,645)	—
Total distributions	(70,427,458)	(37,779,338)	(61,595,760)	(11,629,334)	(79,763,029)
From Portfolio share transactions	(608,455,653)	(38,376,660)	(381,456,481)	(51,421,187)	7,558,763,127
Total increase (decrease)	(528,739,296)	(95,697,754)	(365,591,154)	(89,074,993)	8,003,079,296

Net assets
Beginning of year	1,114,939,483	1,210,637,237	684,006,919	773,081,912	—
End of year	$586,200,187	$1,114,939,483	$318,415,765	$684,006,919	$8,003,079,296

Undistributed net investment income (loss)	$2,448,746	$2,410,469	$2,978,605	$2,034,445	$33,597,135

1	The inception date for Series I and Series II shares is 11-5-12.

2	Period from 4-16-12 (commencement of operations) to 12-31-12.

28

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Total Bond Market Trust B		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12/31/12[1]	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$6,025,634	$6,299,236	$6,558,114	$6,120,000
Net realized gain (loss)	1,062,185	1,100,419	7,584,332	2,651,508
Change in net unrealized appreciation (depreciation)	(1,046,173)	4,392,547	41,983,405	(7,312,554)
Increase (decrease) in net assets resulting from operations	6,041,646	11,792,202	56,125,851	1,458,954
Distributions to shareholders
From net investment income
Series I	(1,126,204)	—	(4,463,502)	(3,350,455)
Series II	(1,045,821)	—	(537,784)	(444,517)
Series NAV	(3,889,474)	(6,938,524)	(1,137,950)	(839,979)
From net realized gain
Series I	—	—	(755,084)	—
Series II	—	—	(105,741)	—
Series NAV	—	—	(188,091)	—
Total distributions	(6,061,499)	(6,938,524)	(7,188,152)	(4,634,951)
From Portfolio share transactions	407,557,067	(8,446,277)	(11,153,414)	(22,887,749)
Total increase (decrease)	407,537,214	(3,592,599)	37,784,285	(26,063,746)

Net assets
Beginning of year	161,871,380	165,463,979	363,569,878	389,633,624
End of year	$569,408,594	$161,871,380	$401,354,163	$363,569,878

Undistributed net investment income (loss)	$3,388,401	$1,158,148	$2,466,441	$1,838,435

1	The inception date for Series I and Series II shares is 11-5-12.

29

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust B
SERIES I
12-31-2012[2]	17.88	0.08	[3]	0.15	0.23	(0.10)	—	—	(0.10)	18.01	1.32 [4]	0.53	[5]	0.30	[5]	2.94	[5]	1,142		4	[6]
SERIES II
12-31-2012[2]	17.88	0.08	[3]	0.14	0.22	(0.07)	—	—	(0.07)	18.03	1.27 [4]	0.73	[5]	0.50	[5]	2.74	[5]	47		4	[6]
SERIES NAV
12-31-2012	15.71	0.36	[3]	2.12	2.48	(0.18)	—	—	(0.18)	18.01	15.80	0.49		0.25		2.07		1,121		4	[6]
12-31-2011	15.71	0.30	[3]	(0.01)	0.29	(0.29)	—	—	(0.29)	15.71	1.87	0.49		0.25		1.86		845		4
12-31-2010	13.91	0.25	[3]	1.80	2.06	(0.26)	—	—	(0.26)	15.71	14.86	0.49		0.25		1.77		886		10
12-31-2009	11.24	0.25	[3]	2.69	2.94	(0.27)	—	—	(0.27)	13.91	26.35	0.49		0.25		2.15		816		8
12-31-2008	18.51	0.32	[3]	(7.15)	(6.83)	(0.34)	(0.10)	—	(0.44)	11.24	(37.19)	0.50		0.25		2.05		698		7
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. The inception date for Series I and Series II shares is 11-5-12. 3. Based on the average daily shares outstanding. 4. Not annualized. 5. Annualized. 6. Excludes merger activity.

Core Strategy Trust
SERIES I
12-31-2012	12.40	0.43	[2],[3]	1.12	1.55	(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[5]	110	[10]
12-31-2011	12.66	0.42	[2],[3]	(0.39)	0.03	(0.29)	— [6]	—	(0.29)	12.40	0.21	0.12	[4]	0.11	[4]	3.34	[3]	—	[5]	8
12-31-2010	11.51	0.12	[2],[3]	1.31	1.43	(0.25)	(0.03)	—	(0.28)	12.66	12.42	0.13	[4]	0.07	[4]	0.98	[3]	—	[5]	15
12-31-2009	9.67	0.18	[2],[3]	1.92	2.10	(0.18)	(0.08)	—	(0.26)	11.51	21.87	0.13	[4]	0.07	[4]	1.80	[3]	—	[5]	22
12-31-2008[7]	13.09	0.14	[2],[3]	(3.40)	(3.26)	(0.15)	(0.01)	—	(0.16)	9.67	(24.84)[8]	0.15	[4],[9]	0.07	[4],[9]	1.79	[3],[9]	—	[5]	5
SERIES II
12-31-2012	12.44	0.32	[2],[3]	1.21	1.53	(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[10]
12-31-2011	12.70	0.25	[2],[3]	(0.25)	— [6]	(0.26)	— [6]	—	(0.26)	12.44	0.01	0.32	[4]	0.31	[4]	1.95	[3]	653		8
12-31-2010	11.55	0.23	[2],[3]	1.18	1.41	(0.23)	(0.03)	—	(0.26)	12.70	12.17	0.33	[4]	0.27	[4]	1.94	[3]	680		15
12-31-2009	9.70	0.18	[2],[3]	1.91	2.09	(0.16)	(0.08)	—	(0.24)	11.55	21.65	0.33	[4]	0.27	[4]	1.72	[3]	588		22
12-31-2008	13.39	0.15	[2],[3]	(3.70)	(3.55)	(0.13)	(0.01)	—	(0.14)	9.70	(26.47)	0.35	[4]	0.27	[4]	1.31	[3]	354		5
SERIES NAV
12-31-2012	12.40	0.39	[2],[3]	1.17	1.56	(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[10]
12-31-2011	12.67	0.35	[2],[3]	(0.33)	0.02	(0.29)	— [6]	—	(0.29)	12.40	0.18	0.07	[4]	0.06	[4]	2.74	[3]	33		8
12-31-2010	11.51	0.32	[2],[3]	1.13	1.45	(0.26)	(0.03)	—	(0.29)	12.67	12.56	0.08	[4]	0.02	[4]	2.69	[3]	19		15
12-31-2009	9.67	0.43	[2],[3]	1.68	2.11	(0.19)	(0.08)	—	(0.27)	11.51	21.93	0.08	[4]	0.02	[4]	3.97	[3]	9		22
12-31-2008[7]	13.09	0.27	[2],[3]	(3.52)	(3.25)	(0.16)	(0.01)	—	(0.17)	9.67	(24.82)[8]	0.10	[4],[9]	0.02	[4],[9]	3.85	[3],[9]	—	[5]	5
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% – 0.59%, 0.48% – 0.50%, 0.48% – 0.50%, 0.49% – 0.51% and 0.49% – 0.57%, for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Less than $500,000. 6. Less than $0.005 per share. 7. The inception date for Series I and Series NAV shares is 4-28-08. 8. Not annualized. 9. Annualized. 10. Increase in the Portfolio Turnover is directly attributable to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust.

International Equity Index Trust B
SERIES I
12-31-2012[2]	14.62	0.03	[3]	0.84	0.87	(0.17)	—	—	(0.17)	15.32	5.98 [4]	0.63	[5]	0.39	[5]	1.38	[5]	254		4	[6]
SERIES II
12-31-2012[2]	14.62	0.03	[3]	0.83	0.86	(0.14)	—	—	(0.14)	15.34	5.95 [4]	0.83	[5]	0.59	[5]	1.17	[5]	29		4	[6]
SERIES NAV
12-31-2012	13.17	0.41	[3]	1.92	2.33	(0.18)	—	—	(0.18)	15.32	17.76	0.59		0.34		2.90		345		4	[6]
12-31-2011	15.93	0.44	[3]	(2.67)	(2.23)	(0.53)	—	—	(0.53)	13.17	(13.99)	0.58		0.34		2.86		273		3
12-31-2010	14.65	0.35	[3]	1.31	1.66	(0.38)	—	—	(0.38)	15.93	11.44	0.57		0.34		2.36		360		5
12-31-2009	11.16	0.35	[3]	3.86	4.21	(0.49)	(0.23)	—	(0.72)	14.65	38.80	0.58		0.34		2.85		347		33	[7]
12-31-2008	21.05	0.54	[3]	(9.79)	(9.25)	(0.48)	(0.16)	—	(0.64)	11.16	(44.36)	0.58		0.34		3.18		304		12
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. The inception date for Series I and Series II shares is 11-5-12. 3. Based on the average daily shares outstanding. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Includes the impact of Redemption in kind transactions which amounted to 8% of the Portfolio Turnover.

30

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
SERIES I
12-31-2012	16.75	0.16	[2]	2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55		0.49		0.91		453	8
12-31-2011	17.74	0.17	[2]	(0.60)	(0.43)	(0.12)	(0.44)	—	(0.56)	16.75	(2.25)	0.54		0.54		0.98		413	13
12-31-2010	14.22	0.14	[2]	3.55	3.69	(0.17)	—	—	(0.17)	17.74	25.98	0.54		0.54		0.88		436	12
12-31-2009	10.67	0.14	[2]	3.72	3.86	(0.13)	(0.18)	—	(0.31)	14.22	36.76	0.55		0.55		1.22		325	15	[3]
12-31-2008	17.42	0.16	[2]	(6.36)	(6.20)	(0.15)	(0.40)	—	(0.55)	10.67	(36.45)	0.55		0.55		1.10		240	41
SERIES II
12-31-2012	16.71	0.12	[2]	2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75		0.70		0.69		74	8
12-31-2011	17.70	0.14	[2]	(0.61)	(0.47)	(0.08)	(0.44)	—	(0.52)	16.71	(2.46)	0.74		0.74		0.77		78	13
12-31-2010	14.18	0.10	[2]	3.55	3.65	(0.13)	—	—	(0.13)	17.70	25.80	0.74		0.74		0.67		93	12
12-31-2009	10.65	0.12	[2]	3.69	3.81	(0.10)	(0.18)	—	(0.28)	14.18	36.38	0.75		0.75		1.03		85	15	[3]
12-31-2008	17.36	0.14	[2]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65	(36.56)	0.75		0.75		0.91		68	41
SERIES NAV
12-31-2012	16.75	0.12	[2]	2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50		0.47		0.66		59	8
12-31-2011	17.73	0.18	[2]	(0.59)	(0.41)	(0.13)	(0.44)	—	(0.57)	16.75	(2.14)	0.49		0.49		1.03		624	13
12-31-2010	14.21	0.14	[2]	3.56	3.70	(0.18)	—	—	(0.18)	17.73	26.06	0.49		0.49		0.92		681	12
12-31-2009	10.67	0.15	[2]	3.70	3.85	(0.13)	(0.18)	—	(0.31)	14.21	36.73	0.50		0.50		1.28		649	15	[3]
12-31-2008	17.42	0.18	[2]	(6.37)	(6.19)	(0.16)	(0.40)	—	(0.56)	10.67	(36.39)	0.50		0.50		1.23		389	41
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding. 3. Excludes merger activity.
Small Cap Index Trust
SERIES I
12-31-2012	13.15	0.24	[2]	1.72	1.96	(0.26)	(2.46)	—	(2.72)	12.39	16.10	0.56		0.54		1.77		208	13
12-31-2011	14.01	0.11	[2]	(0.75)	(0.64)	(0.16)	(0.06)	—	(0.22)	13.15	(4.50)	0.55		0.55		0.79		194	17
12-31-2010	11.14	0.12	[2]	2.81	2.93	(0.06)	—	—	(0.06)	14.01	26.36	0.55		0.55		0.96		219	15
12-31-2009	9.16	0.11	[2]	2.24	2.35	(0.08)	(0.29)	—	(0.37)	11.14	26.65	0.56		0.56		1.19		165	32
12-31-2008	14.19	0.16	[2]	(4.90)	(4.74)	(0.17)	(0.12)	—	(0.29)	9.16	(33.71)	0.58		0.58		1.33		135	41
SERIES II
12-31-2012	13.12	0.21	[2]	1.72	1.93	(0.24)	(2.46)	—	(2.70)	12.35	15.82	0.76		0.74		1.55		60	13
12-31-2011	13.97	0.08	[2]	(0.74)	(0.66)	(0.13)	(0.06)	—	(0.19)	13.12	(4.64)	0.75		0.75		0.58		60	17
12-31-2010	11.11	0.09	[2]	2.81	2.90	(0.04)	—	—	(0.04)	13.97	26.10	0.75		0.75		0.74		73	15
12-31-2009	9.14	0.09	[2]	2.23	2.32	(0.06)	(0.29)	—	(0.35)	11.11	26.34	0.76		0.76		0.99		67	32
12-31-2008	14.14	0.13	[2]	(4.87)	(4.74)	(0.14)	(0.12)	—	(0.26)	9.14	(33.83)	0.78		0.78		1.11		59	41
SERIES NAV
12-31-2012	13.16	0.20	[2]	1.76	1.96	(0.27)	(2.46)	—	(2.73)	12.39	16.06	0.51		0.49		1.42		50	13
12-31-2011	14.01	0.12	[2]	(0.74)	(0.62)	(0.17)	(0.06)	—	(0.23)	13.16	(4.38)	0.50		0.50		0.84		430	17
12-31-2010	11.14	0.12	[2]	2.82	2.94	(0.07)	—	—	(0.07)	14.01	26.42	0.50		0.50		0.99		481	15
12-31-2009	9.16	0.12	[2]	2.24	2.36	(0.09)	(0.29)	—	(0.38)	11.14	26.71	0.51		0.51		1.23		456	32
12-31-2008	14.20	0.17	[2]	(4.92)	(4.75)	(0.17)	(0.12)	—	(0.29)	9.16	(33.70)	0.53		0.53		1.44		93	41
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.
Strategic Equity Allocation Trust
SERIES NAV
12-31-2012[2]	12.50	0.20	[3]	0.70	0.90	(0.13)	—	—	(0.13)	13.27	7.26 [4]	0.67	[5]	0.49	[5]	2.22	[5]	8,003	10
1.  Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Period from 4-16-12 (commencement of operations) to 12-31-12. 3. Based on the average daily shares outstanding. 4. Not annualized. 5. Annualized.

Total Bond Market Trust B
SERIES I
12-31-2012[2]	10.82	0.01	[3]	(0.02)	(0.01)	(0.10)	—	—	(0.10)	10.71	(0.14)[4]	0.56	[5]	0.30	[5]	0.62	[5]	127	29	[6]
SERIES II
12-31-2012[2]	10.82	0.01	[3]	(0.02)	(0.01)	(0.08)	—	—	(0.08)	10.73	(0.11)[4]	0.76	[5]	0.50	[5]	0.42	[5]	145	29	[6]
SERIES NAV
12-31-2012	10.46	0.34	[3]	0.09	0.43	(0.18)	—	—	(0.18)	10.71	4.08	0.52		0.25		3.16		297	29	[6]
12-31-2011	10.15	0.40	[3]	0.37	0.77	(0.46)	—	—	(0.46)	10.46	7.60	0.53		0.25		3.87		162	21
12-31-2010	9.97	0.41	[3]	0.24	0.65	(0.47)	—	—	(0.47)	10.15	6.50	0.52		0.25		3.97		165	26
12-31-2009	9.87	0.47	[3]	0.15	0.62	(0.52)	—	—	(0.52)	9.97	6.29	0.52		0.25		4.64		158	29
12-31-2008	9.83	0.50	[3]	0.07	0.57	(0.53)	—	—	(0.53)	9.87	5.79	0.54		0.26		5.07		162	68
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. The inception date for Series I and Series II shares is 11-5-12. 3. Based on the average daily shares outstanding. 4. Not annualized. 5. Annualized. 6. Excludes merger activity.

31

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Total Stock Market Index Trust
SERIES I
12-31-2012	11.59	0.21	[2]	1.58	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.50	0.57	0.57	1.65	295	6
12-31-2011	11.71	0.19	[2]	(0.16)	0.03	(0.15)	—	—	(0.15)	11.59	0.28	0.57	0.57	1.62	261	2
12-31-2010	10.12	0.15	[2]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.20	0.57	0.57	1.41	268	5
12-31-2009	7.97	0.14	[2]	2.15	2.29	(0.14)	—	—	(0.14)	10.12	28.87	0.57	0.57	1.66	233	9
12-31-2008	12.98	0.17	[2]	(4.99)	(4.82)	(0.17)	(0.02)	—	(0.19)	7.97	(37.20)	0.58	0.58	1.59	182	5
SERIES II
12-31-2012	11.57	0.18	[2]	1.57	1.75	(0.17)	(0.03)	—	(0.20)	13.12	15.22	0.77	0.77	1.44	41	6
12-31-2011	11.68	0.17	[2]	(0.15)	0.02	(0.13)	—	—	(0.13)	11.57	0.16	0.77	0.77	1.41	40	2
12-31-2010	10.10	0.13	[2]	1.57	1.70	(0.12)	—	—	(0.12)	11.68	16.89	0.77	0.77	1.20	48	5
12-31-2009	7.96	0.13	[2]	2.13	2.26	(0.12)	—	—	(0.12)	10.10	28.52	0.77	0.77	1.47	50	9
12-31-2008	12.94	0.14	[2]	(4.95)	(4.81)	(0.15)	(0.02)	—	(0.17)	7.96	(37.29)	0.78	0.78	1.36	44	5
SERIES NAV
12-31-2012	11.59	0.22	[2]	1.57	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.56	0.52	0.52	1.71	66	6
12-31-2011	11.71	0.20	[2]	(0.16)	0.04	(0.16)	—	—	(0.16)	11.59	0.33	0.52	0.52	1.66	62	2
12-31-2010	10.12	0.15	[2]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.26	0.52	0.52	1.45	73	5
12-31-2009	7.97	0.15	[2]	2.15	2.30	(0.15)	—	—	(0.15)	10.12	28.93	0.52	0.52	1.72	72	9
12-31-2008	12.98	0.17	[2]	(4.98)	(4.81)	(0.18)	(0.02)	—	(0.20)	7.97	(37.15)	0.53	0.53	1.61	68	5
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Based on the average daily shares outstanding.

32

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the Portfolios), eight of which are presented in this report.

Core Strategy Trust operates as a “fund of funds,” investing in shares of mutual funds (underlying funds) of the Trust and in other permitted investments.

The Portfolios may offer up to four classes of shares, Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 and at www.jhfunds.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Effective December 18, 2012, International Index Trust was liquidated.

Strategic Equity Allocation Trust commenced operations on April 16, 2012.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the Portfolios use the following valuation techniques: Equity securities, including exchange traded funds, held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Portfolios’ Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Portfolios may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2012, by major security category or type:

	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B
Common Stocks
Australia	$37,654,955	—	$37,654,955	—
Austria	1,178,076	—	1,178,076	—
Belgium	4,735,337	—	4,735,337	—
Brazil	9,308,584	$589,580	8,719,004	—
Canada	48,003,921	48,003,921	—	—
Chile	2,148,465	1,850,630	297,835	—
China	20,439,892	—	20,439,892	—
Colombia	1,996,778	1,996,778	—	—
Czech Republic	220,004	—	220,004	—
Denmark	4,929,932	—	4,929,932	—

33

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B (continued)
Egypt	$215,147	—	$215,147	—
Finland	3,255,310	—	3,255,310	—
France	39,166,112	—	39,166,112	—
Germany	34,167,032	—	34,167,032	—
Greece	231,408	—	231,408	—
Guernsey, C.I.	223,849	—	223,849	—
Hong Kong	19,541,656	—	19,541,656	—
Hungary	324,414	—	324,414	—
India	8,958,633	$5,623,824	3,334,809	—
Indonesia	4,034,081	7,272	4,026,809	—
Ireland	3,411,823	67,645	3,344,178	—
Israel	2,274,530	—	2,274,530	—
Italy	9,221,115	—	9,221,115	—
Japan	84,436,598	—	84,436,598	—
Jersey, C.I.	341,102	—	341,102	—
Luxembourg	1,667,255	—	1,667,255	—
Macau	601,702	—	601,702	—
Malaysia	5,045,347	—	5,045,347	—
Mexico	7,849,710	7,616,870	232,840	—
Netherlands	19,407,791	—	19,407,791	—
New Zealand	442,421	—	442,421	—
Norway	3,721,643	—	3,721,643	—
Peru	519,766	519,766	—	—
Philippines	973,645	—	973,645	—
Poland	2,089,530	—	2,089,530	—
Portugal	716,215	—	716,215	—
Russia	9,397,128	5,940,693	3,456,435	—
Singapore	7,735,755	—	7,735,755	—
South Africa	11,384,844	—	11,384,844	—
South Korea	21,981,120	300,700	21,680,420	—
Spain	12,587,265	—	12,587,265	—
Sweden	13,089,755	—	13,089,755	—
Switzerland	39,747,405	—	39,747,405	—
Taiwan	11,750,716	—	11,750,716	—
Thailand	3,171,433	—	3,171,433	—
Turkey	2,716,176	—	2,716,176	—
Ukraine	40,030	—	40,030	—
United Kingdom	81,397,124	—	81,397,124	—
United States	639,762	585,388	54,374	—
Preferred Securities
Brazil	8,900,949	—	8,900,949	—
Germany	2,574,138	—	2,574,138	—
South Korea	839,275	—	839,275	—
Rights	26,039	19,954	6,085	—
Warrants	359	359	—	—
Securities Lending Collateral	35,946,092	35,946,092	—	—
Short-Term Investments	12,394,655	12,394,655	—	—
Total Investments in Securities	$659,773,799	$121,464,127	$538,309,672	—
Other Financial Instruments
Futures	$434,978	$434,978	—	—

Small Cap Index Trust
Common Stocks
Consumer Discretionary	$41,842,756	$41,842,756	—	—
Consumer Staples	10,516,240	10,516,240	—	—
Energy	17,996,382	17,996,382	—	—
Financials	67,502,840	67,502,840	—	—
Health Care	35,875,904	35,873,828	—	$2,076
Industrials	46,467,968	46,398,721	$69,247	—
Information Technology	49,621,899	49,621,899	—	—
Materials	15,617,591	15,617,591	—	—
Telecommunication Services	2,143,295	2,143,295	—	—
Utilities	10,004,821	10,004,821	—	—
Preferred Securities	741	741	—	—
Investment Companies	35,159	35,159	—	—
Warrants	63	63	—	—
Securities Lending Collateral	83,792,860	83,792,860	—	—
Short-Term Investments	19,037,000	—	19,037,000	—
Total Investments in Securities	$400,455,519	$381,347,196	$19,106,247	$2,076
Other Financial Instruments
Futures	$393,317	$393,317	—	—

34

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Equity Allocation Trust
Common Stocks
Consumer Discretionary	$883,614,309	$676,163,975	$207,450,334	—
Consumer Staples	769,089,591	538,106,101	230,983,490	—
Energy	733,721,423	577,840,695	155,880,728	—
Financials	1,441,254,242	941,634,916	499,619,324	$2
Health Care	866,636,784	669,125,508	197,508,908	2,368
Industrials	894,389,770	639,689,713	254,700,057	—
Information Technology	1,144,428,329	1,055,156,953	89,271,376	—
Materials	433,243,705	233,545,127	199,698,578	—
Telecommunication Services	260,121,885	161,774,815	98,347,070	—
Utilities	281,171,223	203,590,428	77,580,795	—
Preferred Securities
Consumer Discretionary	9,402,280	—	9,402,280	—
Consumer Staples	2,692,737	—	2,692,737	—
Health Care	370	370	—	—
Utilities	277,102	—	277,102	—
Investment Companies	38,951,584	38,951,584	—	—
Rights
Consumer Staples	30,651	—	30,651	—
Energy	91,531	91,531	—	—
Warrants
Energy	71	71	—	—
Securities Lending Collateral	467,361,443	467,361,443	—	—
Short-Term Investments	205,870,000	—	205,870,000	—
Total Investments in Securities	$8,432,349,030	$6,203,033,230	$2,229,313,430	$2,370
Other Financial Instruments
Futures	$1,072,569	$1,072,569	—	—

Total Bond Market Trust B
U.S. Government & Agency Obligations	$411,574,580	—	$411,574,580	—
Foreign Government Obligations	12,736,630	—	12,736,630	—
Corporate Bonds	119,645,692	—	119,645,692	—
Municipal Bonds	4,625,024	—	4,625,024	—
Collateralized Mortgage Obligations	14,566,251	—	14,566,251	—
Asset Backed Securities	1,188,699	—	1,188,699	—
Securities Lending Collateral	9,615,538	$9,615,538	—	—
Short-Term Investments	35,814,294	35,814,294	—	—
Total Investments in Securities	$609,766,708	$45,429,832	$564,336,876	—

Total Stock Market Index Trust
Common Stocks
Consumer Discretionary	$50,982,397	$50,982,397	—	—
Consumer Staples	38,510,800	38,348,173	$162,627	—
Energy	43,583,352	43,583,352	—	—
Financials	65,506,558	65,502,385	—	$4,173
Health Care	43,191,048	43,189,810	—	1,238
Industrials	41,832,713	41,822,563	10,150	—
Information Technology	72,769,976	72,769,976	—	—
Materials	15,914,933	15,914,933	—	—
Telecommunication Services	10,609,137	10,609,137	—	—
Utilities	12,770,832	12,770,832	—	—
Corporate Bonds
Financials	2,487	—	2,487	—
Rights	18,059	18,059	—	—
Warrants	580	580	—	—
Securities Lending Collateral	19,498,132	19,498,132	—	—
Short-Term Investments	5,925,000	—	5,925,000	—
Total Investments in Securities	$421,116,004	$415,010,329	$6,100,264	$5,411
Other Financial Instruments
Futures	$21,682	$21,682	—	—

As of December 31, 2012, all investments of Core Strategy Trust were categorized as Level 1 under the hierarchy described above.

For 500 Index Trust B and Mid Cap Index Trust, all investments were categorized as Level 1 under the hierarchy described above, except for repurchase agreements which are categorized as Level 2.

Repurchase agreements.  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral, that is held in a segregated account by the Portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Portfolios become aware of the dividends. Foreign taxes are provided for based on the Portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

When-issued/delayed delivery securities.  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time that the Portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolios’ net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time that the Portfolio enters into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Real estate investment trusts.  The Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending.  The Portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. Each Portfolio will invest their collateral in JHCIT, an affiliate of the Portfolios, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Portfolios will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Portfolios could experience a delay in their recovering securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The Portfolios may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which they invest. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Portfolios to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the year ended December 31, 2012, the Portfolios had no borrowings under the line of credit. The following table details the commitment fees as of December 31, 2012:

Portfolio	Commitment Fees
500 Index Trust B	$1,714
Core Strategy Trust	1,191
International Equity Index Trust B	1,091
Mid Cap Index Trust	568
Small Cap Index	481
Strategic Equity Allocation Trust	2,596
Total Bond Market Trust B	1,139
Total Stock Market Index Trust	531

Expenses.  Within the John Hancock Funds complex, expenses that are directly attributable to an individual Portfolio are allocated to such Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolios’ relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available to offset future net realized capital gains as of December 31, 2012. Availability of a certain amount of the loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforward available as of December 31, 2012:

	CAPITAL LOSS CARRYFORWARD					NO EXPIRATION DATE
Portfolio	2014	2015	2016	2017	2018	Short Term	Long Term
International Equity Index Trust B	—	—	—	$3,179,151	$1,514,111	—	$3,193,404
Total Bond Market Trust B	$217,303	$257,971	$612,440	886,914	—	—	—

As of December 31, 2012, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2012, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
500 Index Trust B	$1,875,443,847	$541,983,487	($71,975,875)	$470,007,612
Core Strategy Trust	738,391,737	4,447,876	(3,360,701)	1,087,175
International Equity Index Trust B	571,284,642	139,061,344	(50,572,187)	88,489,157
Mid Cap Index Trust	553,194,887	189,292,437	(18,730,895)	170,561,542
Small Cap Index Trust	330,218,503	89,247,444	(19,010,428)	70,237,016
Strategic Equity Allocation Trust	8,046,219,684	635,217,905	(249,088,559)	386,129,346
Total Bond Market Trust B	571,129,989	40,052,043	(1,415,324)	38,636,719
Total Stock Market Index Trust	341,591,502	115,888,189	(36,363,687)	79,524,502

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended December 31, 2012 was as follows:

	2012 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust B	$17,172,724	—	—	$17,172,724
Core Strategy Trust	18,404,460	$21,514	—	18,425,974
International Equity Index Trust B	6,859,822	—	—	6,859,822
Mid Cap Index Trust	10,301,591	60,125,867	—	70,427,458
Small Cap Index Trust	6,656,495	54,939,265	—	61,595,760
Strategic Equity Allocation Trust	79,763,029	—	—	79,763,029
Total Bond Market Trust B	6,061,499	—	—	6,061,499
Total Stock Market Index Trust	6,135,574	1,052,578	—	7,188,152

The tax character of distributions for the year ended December 31, 2011 was as follows:

	2011 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust B	$15,416,904	—	—	$15,416,904
Core Strategy Trust	14,174,869	—	—	14,174,869
International Equity Index Trust B	10,699,078	—	—	10,699,078
Mid Cap Index Trust	8,144,708	$29,634,630	—	37,779,338
Small Cap Index Trust	8,493,362	3,135,972	—	11,629,334
Total Bond Market Trust B	6,938,524	—	—	6,938,524
Total Stock Market Index Trust	4,634,951	—	—	4,634,951

37

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Modernization Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2012, may be treated as occurring on January 1, 2013, the first day of the Portfolios’ next taxable year. As of December 31, 2012, the components of distributable earnings on a tax basis were as follow:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
500 Index Trust B	$11,481,286	$5,824,607	—	—
Core Strategy Trust	—	88,192,719	—	—
International Equity Index Trust B	2,877,811	—	$7,886,666	—
Mid Cap Index Trust	4,188,399	38,203,499	—	—
Small Cap Index Trust	4,403,367	27,097,899	—	—
Strategic Equity Allocation Trust	47,257,482	10,890,801	—	—
Total Bond Market Trust B	3,388,401	—	1,974,628	—
Total Stock Market Index Trust	2,975,738	6,554,302	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, foreign currency transactions, passive foreign investment companies, derivative transactions, merger related transactions, real estate investment trusts, character of distributions received from portfolio investments, partnerships, in-kind transactions, amortization and accretion on debt securities.

New accounting pronouncement.  In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives in order to meet their investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

The Portfolios have entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Portfolios is held by the custodian bank for the benefit of the Portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Portfolios is held in a segregated account at the Portfolios’ custodian and is noted in the accompanying Portfolio of Investments, or if cash is posted, on the Statements of Assets and Liabilities. The table below summarizes the collateral pledged to the Portfolios and posted by the Portfolios as of December 31, 2012:

Collateral Pledged by Portfolios

Collateral for:	Futures
Collateral type:	USD
Portfolio
500 Index Trust B	$3,620,000
International Equity Index Trust B	930,419
Mid Cap Index Trust	1,346,000
Small Cap Index Trust	1,044,000
Strategic Equity Allocation Trust	21,450,000
Total Stock Market Index Trust	671,000

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instruments and potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities. Use of long futures contracts subjects the Portfolios to the risk of loss of up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss.

Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Portfolios. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2012, and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2012. In addition, the tables detail how the Portfolios used futures contracts during the year ended December 31, 2012.

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DERIVATIVE INSTRUMENTS, CONTINUED

500 Index Trust B

The Portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total absolute notional values ranging from $8.1 million to $68.5 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
500 Index Trust B	S&P 500 Index Futures	193	Long	Mar 2013	$68,519,825	($264,202)
						($264,202)

International Equity Index Trust B

The Portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total absolute values ranging from $9.2 million to $19.7 million.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust B	MSCI Emerging Markets Mini Futures	120	Long	Mar 2013	$6,441,000	$177,614
	MSCI EAFE MINI Index Futures	98	Long	Mar 2013	7,939,470	168,814
	MSCI Taiwan Index Futures	192	Long	Jan 2013	5,280,000	88,550
						$434,978

Mid Cap Index Trust

The Portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total absolute notional values ranging from $9.1 million to $30.7 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Mid Cap Index Trust	S&P MidCap 400 E-Mini Index Futures	201	Long	Mar 2013	$20,463,810	$141,763
						$141,763

Small Cap Index Trust

The Portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total absolute values ranging from $2.8 million to $21.8 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Small Cap Index Trust	Russell 2000 Mini Index Futures	257	Long	Mar 2013	$21,757,620	$393,317
						$393,317

Strategic Equity Allocation Trust

The Portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total absolute notional values ranging up to $242.4 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Equity Allocation Trust	MSCI EAFE Mini Index Futures	949	Long	Mar 2013	$74,912,937	$1,970,300
	Russell 2000 Mini Index Futures	182	Long	Mar 2013	14,986,141	421,979
	S&P 500 Index Futures	376	Long	Mar 2013	134,815,263	(1,325,864)
	S&P MidCap 400 E-Mini Index Futures	174	Long	Mar 2013	17,708,786	6,154
						$1,072,569

Total Stock Market Index Trust

The Portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2012, the Portfolio held futures contracts with total absolute notional values ranging from $6.3 million to $13.3 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	AGGREGATE SETTLEMENT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Stock Market Index Trust	Russell 2000 Mini Index Futures	9	Long	Mar 2013	$761,940	$18,948
	S&P 500 Index Futures	16	Long	Mar 2013	5,680,400	(3,312)
	S&P MidCap 400 E-Mini Index Futures	6	Long	Mar 2013	610,860	6,046
						$21,682

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolios’ total return, and the potential for losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

39

DERIVATIVE INSTRUMENTS, CONTINUED

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

International Equity Index Trust B

The Portfolio used forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2012, the Portfolio held forward foreign currency contracts with USD notional values ranging up to $10.5 million, as measured at each quarter end. At December 31, 2012 the Portfolio held no forward foreign currency contracts.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2012, by risk category:

Portfolio	Risk	Statements of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
500 Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	—	($264,202)
	Total			—	(264,202)
International Equity Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$434,978	—
	Total			$434,978	—
Mid Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$141,763	—
	Total			$141,763	—
Small Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$393,317	—
	Total			$393,317	—
Strategic Equity Allocation Trust	Equity contracts	Receivable/payable for futures	Futures†	$2,398,433	($1,325,864)
	Total			$2,398,433	($1,325,864)
Total Stock Market Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$24,994	($3,312)
	Total			$24,994	($3,312)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

Effect of derivative instruments on the Statements of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2012:

Statements of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
500 Index Trust B	Equity contracts	$2,431,632	—	—	$2,431,632
	Total	$2,431,632	—	—	$2,431,632
International Equity Index Trust B	Equity contracts	$1,405,045	—	—	$1,405,045
	Foreign currency contracts	—	—	($306,135)	(306,135)
	Total	$1,405,045	—	($306,135)	$1,098,910
Mid Cap Index Trust	Equity contracts	$1,625,962	—	—	$1,625,962
	Total	$1,625,962	—	—	$1,625,962
Small Cap Index Trust	Equity contracts	$1,371,329	—	—	$1,371,329
	Total	$1,371,329	—	—	$1,371,329
Strategic Equity Allocation Trust	Equity contracts	$15,842,878	—	—	$15,842,878
	Total	$15,842,878	—	—	$15,842,878
Total Stock Market Index Trust	Equity contracts	$904,576	—	—	$904,576
	Total	$904,576	—	—	$904,576

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2012:

Statements of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Futures contracts	Translation of assets and liabilities in foreign currencies*	Total
500 Index Trust B	Equity contracts	($323,066)	—	($323,066)
	Total	($323,066)	—	($323,066)
International Equity Index Trust B	Equity contracts	$410,947	—	$410,947
	Foreign currency contracts	—	($24,031)	(24,031)
	Total	$410,947	($24,031)	386,916
Mid Cap Index Trust	Equity contracts	($234,341)	—	($234,341)
	Total	($234,341)	—	($234,341)
Small Cap Index Trust	Equity contracts	$289,272	—	$289,272
	Total	$289,272	—	$289,272

40

DERIVATIVE INSTRUMENTS, CONTINUED

Statements of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Futures contracts	Translation of assets and liabilities in foreign currencies*	Total
Strategic Equity Allocation Trust	Equity contracts	$1,072,569	—	$1,072,569
	Total	$1,072,569	—	$1,072,569
Total Stock Market Index Trust	Equity contracts	$43,814	—	$43,814
	Total	$43,814	—	$43,814

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the Portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee.  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally included the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II, (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and distributed by an affiliate of the Adviser, John Hancock Distributors, LLC.

•	500 Index Trust B — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of net assets

•	International Equity Index Trust B — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	Strategic Equity Allocation Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion and d) 0.600% of the excess over $10 billion of aggregate net assets.

•	Total Bond Market Trust B — a) 0.470% of the first $1.5 billion of aggregate net assets and b) 0.460% of the excess over $1.5 billion of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	Core Strategy Trust — The advisory fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III (JHF III), excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. The rates outlined below are applied to the Affiliated Fund Assets and Other Assets of Core Strategy Trust.

	First $500 million of average net assets	Excess over $500 million of average net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolio	Subadviser
500 Index Trust B	John Hancock Asset Management (North America)†*
Core Strategy Trust	John Hancock Asset Management and John Hancock Asset Management (North America)†*
International Index Trust B	SSgA Funds Management, Inc.
Mid Cap Index Trust	John Hancock Asset Management (North America)†*
Small Cap Index Trust	John Hancock Asset Management (North America)†*
Strategic Equity Allocation Trust	John Hancock Asset Management (North America)†*
Total Bond Market Trust B	Declaration Management and Research, LLC†
Total Stock Market Index Trust	John Hancock Asset Management (North America)†*

†	An affiliate of the Adviser.

*	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The Portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or

41

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense Limitation as a Percentage of Average Net Assets
Core Strategy Trust	0.100%
Mid Cap Index Trust	0.075%
Small Cap Index	0.075%
Strategic Equity Allocation Trust	0.200%
Total Stock Market Index Trust	0.075%

The Adviser has contractually agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. Effective June 1, 2012, of the Portfolios covered in this report, only Strategic Equity Allocation Trust is part of the Participating Portfolios. Prior to June 1, 2012, all Portfolios with the exception of Core Strategy Trust were Participating Portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Portfolios.

The Adviser has contractually agreed to waive its advisory fee for 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B in an amount so that annual operating expenses do not exceed 0.25%, 0.34% and 0.25%, respectively. The waiver excludes Rule 12b-1 fees, taxes, short dividends, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business. The expense waivers will remain in effect until April 30, 2014, and may terminate any time thereafter.

The Adviser has contractually agreed to limit its advisory fee for Strategic Equity Allocation Trust in an amount so that the annual operating expenses do not exceed 0.47%. The expense limitation will remain in effect until March 26, 2013, unless renewed by mutual agreement of the fund and the Adviser based upon a determination that is appropriate under the circumstances at the time.

Effective June 1, 2012, the Adviser had contractually agreed to waive its advisory fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the Portfolios’ average daily net assets, respectively. The expense limitation agreements expire on April 30, 2014, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

For the year ended December 31, 2012, the waivers under these agreements amounted to:

Portfolio	Series I	Series II	Series NAV	Amount
500 Index Trust B	$415,279	$17,151	$2,219,079	$2,651,509
International Equity Index Trust B	96,335	10,795	729,092	836,222
Mid Cap Index Trust	266,244	45,159	53,964	365,367
Small Cap Index Trust	62,307	18,330	20,965	101,602
Strategic Equity Allocation Trust	—	—	9,609,446	9,609,446
Total Bond Market Trust B	52,232	58,892	488,753	599,877
Total Stock Market Index Trust	4,583	685	1,064	6,332

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2012, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts Eligible for recovery through 12-1-2013	Amounts Eligible for recovery through 12-1-2014	Amounts Eligible for recovery through 12-1-2015	Amount recovered during the period ended 12-31-12
500 Index Trust B	$1,755,025	$2,064,292	$2,637,042	—
International Equity Index Trust B	703,064	767,404	831,519	—
Total Bond Market Trust B	401,621	445,535	597,302	—

The net investment management fees incurred for the year ended December 31, 2012. Including the impact of waivers, reimbursements and amounts recaptured, were equivalent to an annual effective rate of the Portfolios’ average daily net asset as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
500 Index Trust B	0.23%	Small Cap Index Trust	0.46%
Core Strategy Trust	0.05%	Strategic Equity Allocation Trust	0.47%
International Equity Index Trust B	0.29%	Total Bond Market Trust B	0.21%
Mid Cap Index Trust	0.43%	Total Stock Market Index Trust	0.48%

Accounting and legal services.  Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2012 amounted to an annual rate of 0.01% of the Portfolios’ average daily net assets.

42

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

For the period ended December 31, 2012, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2012 and 2011 were as follows:

500 Index Trust B	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	407,126	$7,245,756	—	—
Issued in reorganization (Note 11)	64,501,471	1,153,584,755	—	—
Distributions reinvested	377,403	6,653,609	—	—
Repurchased	(1,879,015)	(33,458,530)	—	—
Net increase	63,406,985	$1,134,025,590	—	—
Series II shares[1]
Sold	15,653	$278,355	—	—
Issued in reorganization (Note 11)	2,684,828	48,017,145	—	—
Distributions reinvested	11,305	199,528	—	—
Repurchased	(98,702)	(1,761,066)	—	—
Net increase	2,613,084	$46,733,962	—	—
Series NAV shares
Sold	2,624,643	$45,754,512	2,327,977	$37,056,032
Issued in reorganization (Note 11)	11,653,896	208,425,579	—	—
Distributions reinvested	583,798	10,319,587	995,305	15,416,904
Repurchased	(6,419,369)	(111,718,327)	(5,922,862)	(95,311,457)
Net increase (decrease)	8,442,968	$152,781,351	(2,599,580)	($42,838,521)
Net increase (decrease)	74,463,037	$1,333,540,903	(2,599,580)	($42,838,521)

Core Strategy Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,828	$100,461	6,275	$78,821
Distributions reinvested	418	5,658	227	2,817
Repurchased	(2,685)	(35,593)	(621)	(7,963)
Net increase	5,561	$70,526	5,881	$73,675
Series II shares
Sold	1,148,076	$15,410,854	2,274,305	$29,659,783
Distributions reinvested	1,254,662	17,038,310	1,078,165	13,423,141
Repurchased	(4,374,317)	(58,504,044)	(4,416,539)	(56,352,967)
Net decrease	(1,971,579)	($26,054,880)	(1,064,069)	($13,270,043)
Series NAV shares
Sold	1,091,876	$14,608,895	1,294,590	$16,587,714
Issued in reorganization (Note 11)	286,435	3,853,866	—	—
Distributions reinvested	102,068	1,382,006	60,299	748,911
Repurchased	(349,420)	(4,686,653)	(251,916)	(3,251,013)
Net increase	1,130,959	$15,158,114	1,102,973	$14,085,612
Net increase (decrease)	(835,059)	($10,826,240)	44,785	$889,244

43

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Equity Index Trust B	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	118,815	$1,749,965	—	—
Issued in reorganization (Note 11)	16,823,620	245,888,220	—	—
Distributions reinvested	190,190	2,752,048	—	—
Repurchased	(535,403)	(7,949,423)	—	—
Net increase	16,597,222	$242,440,810	—	—
Series II shares[1]
Sold	143,890	$2,120,987	—	—
Issued in reorganization (Note 11)	1,865,031	27,258,652	—	—
Distributions reinvested	17,809	258,230	—	—
Repurchased	(145,735)	(2,157,961)	—	—
Net increase	1,880,995	$27,479,908	—	—
Series NAV shares
Sold	2,443,091	$35,301,371	1,089,644	$16,489,721
Issued in reorganization (Note 11)	1,167,752	17,067,467	—	—
Distributions reinvested	266,262	3,849,544	804,699	10,699,078
Repurchased	(2,054,035)	(29,001,359)	(3,770,646)	(59,772,141)
Net increase (decrease)	1,823,070	$27,217,023	(1,876,303)	($32,583,342)
Net increase (decrease)	20,301,287	$297,137,741	(1,876,303)	($32,583,342)

Mid Cap Index Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,046,939	$19,007,693	2,233,905	$41,322,549
Distributions reinvested	3,047,020	50,894,665	870,580	14,015,717
Repurchased	(2,842,966)	(50,313,440)	(3,015,761)	(52,206,625)
Net increase	1,250,993	$19,588,918	88,724	$3,131,641
Series II shares
Sold	71,776	$1,279,235	301,506	$5,204,702
Distributions reinvested	513,794	8,550,762	151,740	2,431,024
Repurchased	(983,447)	(17,480,220)	(1,050,173)	(18,762,749)
Net decrease	(397,877)	($7,650,223)	(596,927)	($11,127,023)
Series NAV shares
Sold	886,401	$15,608,612	2,816,242	$45,956,845
Distributions reinvested	657,712	10,982,031	1,324,382	21,332,597
Repurchased	(35,373,499)	(646,984,991)	(5,334,778)	(97,670,720)
Net decrease	(33,829,386)	($620,394,348)	(1,194,154)	($30,381,278)
Net decrease	(32,976,270)	($608,455,653)	(1,702,357)	($38,376,660)

Small Cap Index Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	990,706	$13,024,318	1,071,191	$14,827,308
Distributions reinvested	3,240,481	38,497,428	256,181	3,224,997
Repurchased	(2,148,830)	(28,642,061)	(2,242,219)	(30,987,941)
Net increase (decrease)	2,082,357	$22,879,685	(914,847)	($12,935,636)
Series II shares
Sold	123,441	$1,628,924	123,814	$1,563,044
Distributions reinvested	961,777	11,380,701	71,294	889,412
Repurchased	(814,757)	(10,819,681)	(840,931)	(11,597,905)
Net increase (decrease)	270,461	$2,189,944	(645,823)	($9,145,449)
Series NAV shares
Sold	1,195,686	$15,565,565	3,598,590	$45,899,351
Distributions reinvested	985,243	11,717,631	596,483	7,514,925
Repurchased	(30,825,091)	(433,809,306)	(5,818,385)	(82,754,378)
Net decrease	(28,644,162)	($406,526,110)	(1,623,312)	($29,340,102)
Net decrease	(26,291,344)	($381,456,481)	(3,183,982)	($51,421,187)

Strategic Equity Allocation Trust	Period ended 12-31-12[2]
	Shares	Amount
Series NAV shares
Sold	19,131,626	$243,851,750
Issued in contribution-in-kind (Note 10)	628,836,498	7,891,195,639
Distributions reinvested	6,212,074	79,763,029
Repurchased	(51,030,371)	(656,047,291)
Net increase	603,149,827	$7,558,763,127

44

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust B	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	571,552	$6,155,812	—	—
Issued in reorganization (Note 11)	11,615,462	125,696,405	—	—
Distributions reinvested	104,861	1,126,204	—	—
Repurchased	(433,520)	(4,654,661)	—	—
Net increase	11,858,355	$128,323,760	—	—
Series II shares[1]
Sold	1,380,530	$14,951,510	—	—
Issued in reorganization (Note 11)	12,521,063	135,496,344	—	—
Distributions reinvested	97,195	1,045,821	—	—
Repurchased	(438,403)	(4,725,484)	—	—
Net increase	13,560,385	$146,768,191	—	—
Series NAV shares
Sold	1,806,566	$19,337,185	929,069	$9,794,066
Issued in reorganization (Note 11)	12,377,333	133,940,979	—	—
Distributions reinvested	362,148	3,889,474	663,979	6,938,524
Repurchased	(2,310,606)	(24,702,522)	(2,410,181)	(25,178,867)
Net increase (decrease)	12,235,441	$132,465,116	(817,133)	($8,446,277)
Net increase (decrease)	37,654,181	$407,557,067	(817,133)	($8,446,277)

Total Stock Market Index Trust	Year ended 12-31-12		Year ended 12-31-11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,962,234	$24,955,316	1,641,088	$19,269,076
Distributions reinvested	405,193	5,218,586	293,822	3,350,455
Repurchased	(2,448,348)	(31,409,359)	(2,335,606)	(27,481,249)
Net decrease	(80,921)	($1,235,457)	(400,696)	($4,861,718)
Series II shares
Sold	39,438	$503,466	39,564	$440,440
Distributions reinvested	50,081	643,525	39,131	444,517
Repurchased	(492,082)	(6,263,781)	(710,400)	(8,401,387)
Net decrease	(402,563)	($5,116,790)	(631,705)	($7,516,430)
Series NAV shares
Sold	815,926	$10,619,719	265,414	$3,201,771
Distributions reinvested	103,015	1,326,041	73,732	839,979
Repurchased	(1,287,823)	(16,746,927)	(1,214,935)	(14,551,351)
Net decrease	(368,882)	($4,801,167)	(875,789)	($10,509,601)
Net decrease	(852,366)	($11,153,414)	(1,908,190)	($22,887,749)

1	The inception date for Series I and Series II shares is 11-5-12.

2	Period from 4-16-12 (commencement of operations) to 12-31-12.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2012.

PORTFOLIO	PURCHASES	SALES & MATURITIES
500 Index Trust B	$47,362,897	$145,881,815
Core Strategy Trust	808,318,187	796,036,029
International Equity Index Trust B	54,857,768	12,781,842
Mid Cap Index Trust[1]	60,138,407	725,340,959
Small Cap Index Trust[1]	55,693,303	501,251,695
Strategic Equity Allocation Trust	8,074,307,150	707,317,322
Total Bond Market Trust B	22,231,526	42,986,047
Total Stock Market Index Trust	22,872,856	33,550,717

Purchases and sales of U.S. Treasury obligations are aggregated below for year ended December 31, 2012.

PORTFOLIO	PURCHASES	SALES & MATURITIES
Total Bond Market Trust B	$44,799,148	$21,910,375

1 The Sales & Maturities includes market value of securities relating to redemptions-in-kind during the period. See Note 10 for the realized gain (loss) related to the redemption-in-kind.

8.  INVESTMENT BY AFFILIATED PORTFOLIOS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolio’s net assets. For the year ended December 31, 2012, 100% of Strategic Equity Allocation Trust was owned by affiliates. No other portfolio had an affiliate ownership concentration of 5% or more of net assets.

45

9.  INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIO Core Strategy Trust invests primarily in affiliated underlying Portfolios that are managed by the Adviser and affiliates. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying Portfolio’s net assets. For the year ended December 31, 2012, the following Fund held 5% or more of an underlying Portfolio’s net assets:

PORTFOLIO	AFFILIATED SERIES	PERCENTAGE OF UNDERLYING FUND’S NET ASSETS
Core Strategy Trust	Strategic Equity Allocation Trust	6.4%

10.  REDEMPTION-IN-KIND On September 28, 2012, the following Portfolios recorded in-kind redemptions of portfolio securities. The redeeming shareholders were funds of funds that are series of the Trust. Each redeeming shareholder received a pro rata share of the securities held by each respective portfolio in the Trust. The redemptions in-kind were effected in connection with the simultaneous subscriptions in-kind of these securities by the Strategic Equity Allocation Trust, a series of the Trust. This transaction is a non-taxable event. Below is a summary of the market value of securities and cash redeemed and realized gains generated by the portfolios relating to the transaction.

Portfolio	Market Value of Securities and Cash Redeemed	Realized Gain
500 Index Trust	$390,755,091	$151,343,694
International Index Trust	149,133,515	4,069,185
Mid Cap Index Trust	50,914,283	13,587,251
Small Cap Index Trust	22,121,680	8,093,479

On April 16, 2012, the following Portfolios recorded in-kind redemptions of portfolio securities. The redeeming shareholders were funds of funds that are series of the Trust. Each redeeming shareholder received a pro rata share of the securities held by each respective portfolio in the Trust. The redemptions in-kind were effected in connection with the simultaneous subscriptions in-kind of these securities by the Strategic Equity Allocation Trust, a series of the Trust. This transaction is a non-taxable event. Below is a summary of the market value of securities and cash redeemed and realized gains generated by the portfolios relating to the transaction.

Portfolio	Market Value of Securities and Cash Redeemed	Realized Gain
500 Index Trust	$4,517,950,920	$1,230,512,919
International Index Trust	1,850,465,300	99,624,976
Mid Cap Index Trust	535,744,994	34,502,809
Small Cap Index Trust	374,109,856	131,184,643

11.  REORGANIZATIONS On October 4, 2012, the shareholders of 500 Index Trust, International Equity Index Trust A and Total Bond Market Trust A (the Acquired Portfolios) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B (the Acquiring Portfolios) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolios with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to result in a combined Acquiring Portfolio that has the potential to achieve a more consistent long-term performance record and has stronger prospects for growth and potential opportunities for economies of scale than the corresponding Acquired Portfolio. Each Acquiring Portfolio has investment objectives and principal investment strategies that are similar or identical to those of the corresponding Acquired Portfolio. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivors.

Based on the opinion of tax counsel, the reorganizations qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired Portfolios. The effective time of the reorganizations occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 2, 2012. The following outlines the reorganizations:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
500 Index Trust B	500 Index Trust A	$1,410,027,479	$397,501,968	130,733,495	78,840,195	$902,171,731	$2,312,199,210
International Equity Index Trust B	International Equity Index Trust A	290,214,339	30,732,433	31,657,942	19,856,403	299,456,692	589,671,031
Total Bond Market Trust B	Total Bond Market Trust A	395,133,728	28,580,745	37,084,706	36,513,858	164,216,850	559,350,578

Because the combined portfolios have been managed as single integrated portfolios since the reorganizations was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolio’s Statements of Operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

46

REORGANIZATIONS, CONTINUED

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B (Acquiring Portfolio’s pro forma) results of operations for the year ended December 31, 2012 are as follow:

	500 Index Trust B	International Equity Index Trust B	Total Bond Market Trust B
Net investment income	$70,481,885	$16,072,644	$29,282,814
Net realized and unrealized gain (loss)	$726,178,528	$78,222,567	$3,386,553
Increase (decrease) in net assets from operations	$796,660,413	$94,295,211	$32,669,367

On April 17, 2012, the shareholders of Core Balanced Strategy Trust (Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of Core Strategy Trust (Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired Portfolio in favor of a large Acquiring Portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth and potential opportunities or economies of scale than the corresponding Acquired Portfolio. Each Acquiring Portfolio has investment objectives and principal investment strategies that are similar to those of the corresponding Acquired Portfolio. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2012. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Core Strategy Trust	Core Balanced Strategy Trust	$3,853,866	$391,899	253,714	286,435	$729,038,301	$732,892,168

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statements of Operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012 are as follow:

Net investment income	$17,275,905
Net realized and unrealized gain (loss)	65,936,121
Increase (decrease) in net asset from operations	83,212,026

47

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2013

48

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On October 4, 2012, a Special Meeting of the Shareholders of 500 Index Trust, International Equity Index Trust A and Total Bond Market Trust, each a series of John Hancock Variable Insurance Trust was held at 601 Congress Street, Boston, Massachusetts at 10 a.m., Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of Agreement and Plan of Reorganization providing for the reorganization of 500 Index Trust into 500 Index Trust B.

PROPOSAL ONE PASSED ON October 4, 2012.

FOR	AGAINST	ABSTAIN
123,310,543.374	5,497,782.655	17,370,420.443

Proposal Three:	Approval of Agreement and Plan of Reorganization providing for the reorganization of International Equity Index Trust A into International Equity Index Trust B.

PROPOSAL THREE PASSED ON October 4, 2012.

FOR	AGAINST	ABSTAIN
24,832,109.956	980,132.649	3,942,846.912

Proposal Five:	Approval of Agreement and Plan of Reorganization providing for the reorganization of Total Bond Market Trust A into Total Bond Market Trust B.

PROPOSAL FIVE PASSED ON October 4, 2012.

FOR	AGAINST	ABSTAIN
41,003,485.284	1,837,353.732	4,222,525.021

49

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On November 7, 2012, a Special Meeting of the Shareholders of John Hancock Variable Insurance Trust was held at 601 Congress Street, Boston, Massachusetts at 2:00 p.m., Eastern Time for the purpose of considering and voting upon:

Proposal One:	Election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT.

PROPOSAL ONE PASSED ON November 7, 2012.

	TOTAL VOTES FOR THE NOMINEE	TOTAL VOTES WITHHELD FROM THE NOMINEE
Charles L. Bardelis	11,105,366,517.47	394,706,686.27
James R. Boyle	11,141,796,268.29	358,276,935.45
Craig Bromley	11,136,836,731.78	363,236,471.96
Peter S. Burgess	11,120,258,461.18	379,814,742.56
William H. Cunningham	11,116,505,313.95	383,567,889.78
Grace K. Fey	11,116,524,628.88	383,548,574.85
Theron S. Hoffman	11,127,848,129.63	372,225,074.11
Deborah C. Jackson	11,116,937,711.41	383,135,492.32
Hassell H. McClellan	11,114,151,247.16	385,921,956.58
James M. Oates	11,119,162,823.01	380,910,380.73
Steven R. Pruchansky	11,110,402,706.93	389,670,496.80
Gregory A. Russo	11,125,500,934.48	374,572,269.26
Warren A. Thomson	11,140,244,986.00	359,828,217.74

50

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).
Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

51

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

Steven R. Pruchansky Born: 1944	Vice Chairperson/Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

52

John Hancock Variable Insurance Trust

Trustees and Officers Information

NON-INDEPENDENT TRUSTEE1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).
Trustee, John Hancock retail funds (since 2012 and 2005-2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (2001-2013, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions).
Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Boyle, Bromley and Thomson are “interested persons” (as defined in the 1940 Act) due to their positions with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).
President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

53

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005-2008).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Assistant Treasurer, John Hancock Variable Insurance Trust (2010-2012 and 2007-2009, including prior positions); Treasurer, John Hancock Fund II (since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

54

John Hancock Variable Insurance Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Strategic Equity Allocation Trust

At an in-person meeting on March 21-23, 2012, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the following new series of the Trust:

Strategic Equity Allocation Trust (the “New Portfolio”)

This section describes the evaluation by the Board of Trustees of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”) (the “Advisory Agreement Amendment”) to add the New Portfolio;

(b)	an amendment to the subadvisory agreement between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) to add the New Portfolio (the “John Hancock Subadvisory Agreement Amendment”);

(c)	a subsubadvisory agreement between John Hancock Asset Management and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”) regarding the New Portfolio (the “John Hancock (North America) Subadvisory Agreement”).

John Hancock Asset Management and John Hancock Asset Management (North America) are each referred to as a “Subadviser” and collectively as the “Subadvisers.”

The John Hancock Subadvisory Agreement Amendment and the John Hancock (North America) Subadvisory Agreement are each referred to as a “Subadvisory Agreement” and collectively as the “Subadvisory Agreements”.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1)	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

(2)	the investment performance of the Funds and their subadvisers;

(3)	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4)	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5)	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates from their relationship with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement Amendment and Subadvisory Agreements

At its in-person meeting on March 21-23, 2012, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment and the Subadvisory Agreements with respect to the New Portfolio.

In considering the Advisory Agreement Amendment and Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to the New Portfolio, the Adviser and each Subadviser, including comparative performance (if available), fee and expense information for a peer group of similar mutual funds and other information provided by the Adviser and Subadvisers regarding the nature, extent and quality of services to be provided by the Adviser and Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers with respect to other funds in the Trust and in John Hancock Funds II, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board also considered information regarding the New Portfolio presented at the December 14-16, 2011 meeting. The Board noted the affiliation of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed Agreements and also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement Amendment

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board took into account their knowledge of JHIMS’s management and the quality of the performance of JHIMS’s duties through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the fund complex. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

55

John Hancock Variable Insurance Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the New Portfolio;

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the New Portfolio; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Portfolio.

(2) considered (a) the performance of other comparable funds, if any, managed by the Adviser and the Subadvisers and the performance of such funds’ respective benchmarks and comparable funds in their peer group; and

(b) the performance of other Trust and John Hancock Funds II funds managed by the Adviser and Subadvisers;

(3)–(a) with respect to each Fund (except those listed below) and the New Portfolio, considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Funds II (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Funds II.);

(b) reviewed the Trust’s and the New Portfolio’s advisory fee structure and the incorporation therein of subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the New Portfolio contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Portfolio and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolio to benefit from economies of scale if the assets of the New Portfolio grow;

(c) the Board also considered the effect of the New Portfolio’s potential growth in size on its performance and fees. The Board also noted that if the New Portfolio’s assets increase over time, the New Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

(4)–(a) reviewed and considered information presented by JHIMS regarding the anticipated profitability of JHIMS’s and its affiliates’ relationship with the New Portfolio and whether JHIMS has the financial ability to provide a high level of services to the New Portfolio;

(b) considered the representation by the John Hancock insurance companies in registration statements for registered variable insurance contracts using the New Portfolio as an investment option in registered separate accounts, that the fees and charges deducted under their variable insurance contracts (including the fees and expenses of the Trust), in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by such companies;

(c) considered that the John Hancock insurance companies that are affiliates of JHIMS, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust;

(d) considered that JHIMS also will provide administrative services to the New Portfolio on a cost basis pursuant to an administrative services agreement;

(e) considered that John Hancock Distributors, LLC, an affiliate of the Adviser, will provide distribution services to the New Portfolio;

(f) considered that the Subadvisers to the New Portfolio are affiliates of the Adviser;

(g) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolio;

(h) noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolio; and

(i) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Portfolio and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ anticipated level of profitability, if any, from their relationship with the New Portfolio was reasonable and not excessive.

(5) reviewed comparative information including, among other data, the New Portfolio’s contractual and actual advisory and subadvisory fees and anticipated total expenses as compared to similarly situated investment companies deemed to be comparable to the New Portfolio, to the extent available. In comparing the New Portfolio’s contractual and actual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board determined that the anticipated advisory fees for the New Portfolio are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS will be waiving fees and/or reimbursing expenses with respect to the New Portfolio. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolio. The Board also noted management’s discussion of the New Portfolio’s anticipated expenses. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolio, as well as the other factors considered. The Board concluded that the advisory fees to be paid by the Trust with respect to the New Portfolio were reasonable.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadviser’s business, including current subadvisory services to the Trust and John Hancock Funds II;

(2)	the investment performance of other Trust and John Hancock Funds II funds managed by the Subadviser; and

(3)	the proposed subadvisory fee for the New Portfolio, including any breakpoints, and comparative fee information as set forth in Appendix A.

56

John Hancock Variable Insurance Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

With respect to the services to be provided by each Subadviser, the Board received information provided to the Board by the Subadvisers, as well as considered information presented at prior meetings. The Board considered each Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who would provide services to the New Portfolio. The Board also took into account its knowledge of each Subadviser and the quality of the performance of the Subadviser’s duties in providing services to other funds in the Trust and John Hancock Funds II and information received during the past year. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadvisers’ risk assessment and monitoring processes. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlement and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the New Portfolio which is consistent with the New Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information during the year with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significant to the Adviser and its affiliates.

The Board also compared the subadvisory fees paid by the Adviser to fees charged by the Subadvisers to manage other comparable sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, if applicable.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1)	Each Subadviser has extensive experience and demonstrated skills as a manager, is currently the subadviser to other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with the Subadviser’s management of these funds, and may reasonably be expected to provide a high quality of investment management services and personnel to New Portfolio;

(2)	The proposed subadvisory fees for the New Portfolio are: (i) competitive and within the range of industry norms and (ii) will be paid by the Adviser out of the advisory fee it receives from the New Portfolio and not by the New Portfolio; and

(3)	The New Portfolio’s subadvisory breakpoints are reflected as breakpoints in the advisory fees for the New Portfolio in order to permit shareholders to benefit from economies of scale if the assets of the New Portfolio grow.

Additional information relating to the New Portfolio that the Board considered in approving the Subadvisory Agreements is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory Agreement Amendment and each of the Subadvisory Agreements would be in the best interest of the New Portfolio and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement Amendment and the Subadvisory Agreements.

57

John Hancock Variable Insurance Trust

Appendix A

Trust (Subadviser)	Comparable Fund Performance	Estimated Fees and Expenses

Strategic Equity Allocation Trust (John Hancock Asset Management) (John Hancock Asset Management (North America))	No comparable fund performance is available.
Estimated advisory fees for the Trust were lower than its peer group median.
Estimated subadvisory fees for the Trust were lower than its peer group median.
Estimated total net expenses for the Trust were lower than its peer group median.

58

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

59

John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

Management of the Trust

Trustees

James M. Oates,** Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers

Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTIA 12/12
2/13

1115016: 0213

John Hancock

Variable Insurance Trust

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Lifestyle Trusts

Annual Report
December 31, 2012

John Hancock Variable Insurance Trust

Annual Report — Table of Contents

Managers’ Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3

Shareholder Expense Example	9

Portfolio of Investments (See below for each Portfolio’s page #)	11–13

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	27

Special Shareholder Meeting	28

Trustees and Officers Information	29

For More Information	33

Portfolio	Managers’ Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	4	11
Lifestyle Growth Trust	5	11
Lifestyle Balanced Trust	6	12
Lifestyle Moderate Trust	7	12
Lifestyle Conservative Trust	8	13

2

John Hancock Variable Insurance Trust

Managers’ Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Variable Insurance Trust (the Trust). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indexes

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indexes as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Managers’ Commentary

Finally, we have provided a commentary by the portfolio managers regarding each Portfolio’s performance during the year ended December 31, 2012. The views expressed are those of the portfolio managers as of December 31, 2012, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Barclays’” is a registered trademark of Barclays Bank PLC. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Lifestyle Aggressive Trust

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management);John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management
(North America)); Subadviser Consultant: QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Current income is not a consideration. The Trust operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities. The Trust may invest up to 10% of its assets in underlying portfolios that invest in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	49.1
Emerging Markets	10.1
International Large Cap	8.8
Large Blend	8.6
International Small Cap	7.6
U.S. Mid Cap	5.8
U.S. Small Cap	3.5
Natural Resources	3.2
Real Estate	2.0
Small Value	0.8
Small Cap Growth	0.5
Total	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Aggressive Trust Series I total return was +16.61%, outperforming the +16.00% return of the S&P 500 Index.

Environment  ►  During 2012, investors were faced with an environment that included a myriad of challenges including recessions throughout Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the “headline” news seemed to have a negative underlying tone. If investment outcomes were based solely on headlines, one might assume that 2012 would go down as a difficult year for investors. Fortunately, most major global equity and fixed income market indexes posted gains during 2012.

The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 16% while the MSCI Emerging Markets Index gained more than 18%. Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index also had gains of over 4%.

The Trust’s outperformance during the year was driven by our asset class positioning. International developed and emerging market equities were among the largest contributors to relative results, a dramatic reversal from 2011. Also adding to results were global REITs.

Several of our active funds turned in strong relative performance, including the Alpha Opportunities Trust (Wellington), which benefited from stock picking within the Consumer Discretionary and Health Care sectors. The Blue Chip Growth Trust (T. Rowe Price) contributed positively to relative results through its stock selection within Technology as well as its underweight to Consumer Staples. The Fundamental Large Cap Value Trust (John Hancock Asset Management) posted strong relative results through its positioning within Financials and Consumer Discretionary stocks. Offsetting these contributors were underperforming strategies such as the All Cap Value Trust (Lord Abbett) and the Fundamental Value Trust (Davis).

Looking at 2013, we believe the global economy will remain in a “multi-speed world,” where growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive Trust Series I	16.61%	–0.02%	8.05%	–0.11%	116.87%
Lifestyle Aggressive Trust Series II	16.43%	–0.21%	7.88%	–1.07%	113.48%
Lifestyle Aggressive Trust Series NAV[2]	16.67%	0.03%	8.09%	0.15%	117.63%
S&P 500 Index[3,4]	16.00%	1.66%	7.10%	8.59%	98.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

Lifestyle Growth Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); Subadviser Consultant: QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek long-term growth of capital. Current income is also a consideration. The Trust operates as a fund of funds and normally invests approximately 70% of its asset in underlying portfolios that invest primarily in equity securities and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	32.0
U.S. Large Cap	22.3
International Large Cap	5.4
Emerging Markets	4.3
U.S. Mid Cap	3.1
U.S. Small Cap	2.1
International Small Cap	1.6
Small Value	0.5
Small Cap Growth	0.4
Total Equity	71.7

Fixed-Income Asset Allocation	% of Total
Intermediate Bond	20.9
Multi-Sector Bond	5.7
Global Bond	1.1
Short-Term Bond	0.6
Total Fixed-Income	28.3

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Growth Trust Series I returned +13.87%, outperforming the +12.49% return of the Combined Index.

Environment  ►  During 2012, investors were faced with an environment that included a myriad of challenges including recessions throughout Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the “headline” news seemed to have a negative underlying tone. If investment outcomes were based solely on headlines, one might assume that 2012 would go down as a difficult year for investors. Fortunately, most major global equity and fixed income market indexes posted gains during 2012.

The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 16% while the MSCI Emerging Markets Index gained more than 18%. Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index also had gains of over 4%.

The Trust’s outperformance over the year was driven by our asset class positioning and the performance of our underlying managers. International developed and emerging market equities were among the largest contributors to relative annual results, a dramatic reversal from 2011.

Several of our actively managed underlying funds turned in strong relative performance, including the Alpha Opportunities Trust (Wellington), which benefited from its stock picking within the Consumer Discretionary and Health Care sectors. The Total Return Trust (PIMCO) also posted solid relative gains, helped by its allocation to mortgage-related securities and to a lesser extent its corporate bond exposure. Other notable contributors included the Bond Trust (John Hancock Asset Management), the New Income Trust (T. Rowe Price), and the Fundamental Large Cap Value Trust (John Hancock Asset Management). Partially offsetting these positive contributors were underperforming strategies such as All Cap Value Trust (Lord Abbett), U.S. Equity Trust (GMO) and Fundamental Value Trust (Davis).

During the second quarter, the Trust’s passive equity strategies were replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed underlying fund with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks. This Trust contributed to annual performance.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Trust Series I	13.87%	1.38%	7.74%	7.09%	110.65%
Lifestyle Growth Trust Series II	13.59%	1.17%	7.55%	5.97%	107.12%
Lifestyle Growth Trust Series NAV[2]	13.91%	1.42%	7.77%	7.28%	111.41%
S&P 500 Index[3,6]	16.00%	1.66%	7.10%	8.59%	98.58%
Barclays U.S. Aggregate Bond Index[4,6]	4.22%	5.95%	5.18%	33.49%	65.75%
Combined Index[5,6]	12.49%	3.33%	6.78%	17.78%	92.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Lifestyle Balanced Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); Subadviser Consultant: QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Trust operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 50% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	23.3
U.S. Large Cap	15.5
International Large Cap	3.5
Emerging Markets	3.2
U.S. Mid Cap	2.5
International Small Cap	1.3
U.S. Small Cap	1.2
Small Value	0.5
Small Cap Growth	0.4
Total Equity	51.4

Fixed-Income Asset Allocation	% of Total
Intermediate Bond	35.9
Multi-Sector Bond	9.7
Global Bond	2.0
Short-Term Bond	1.0
Total Fixed-Income	48.6

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Balanced Trust Series I returned +11.87%, outperforming the +10.13% return of the Combined Index.

Environment  ►  During 2012, investors were faced with an environment that included a myriad of challenges including recessions throughout Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Overall, most of the “headline” news seemed to have a negative underlying tone. If investment outcomes were based solely on headlines, one might assume that 2012 would go down as a difficult year for investors. Fortunately, most major global equity and fixed income market indexes posted gains during 2012.

The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 16% while the MSCI Emerging Markets Index gained more than 18%. Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index also had gains of over 4%.

The Trust’s outperformance over the year was driven by our asset class positioning and the performance of our underlying managers. International developed and emerging market equities were among the largest contributors to relative annual results, a dramatic reversal from 2011.

Several of our actively managed underlying funds turned in strong relative performance, including the Total Return Trust (PIMCO), which posted solid gains due to its allocation to mortgage-related securities and to a lesser extent its corporate bond exposure. The Bond Trust (John Hancock Asset Management) also contributed, helped by its overweight to corporate bonds and underweight to Treasury-related securities. Other contributors included the New Income Trust (T. Rowe Price), the Core Bond Trust (Wells Capital) and the Alpha Opportunities Trust (Wellington). Partially offsetting these positive contributors were underperforming strategies such as All Cap Value Trust (Lord Abbett), U.S. Equity Trust (GMO) and Fundamental Value Trust (Davis).

During the second quarter, the Trust’s passive equity strategies were replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed underlying fund with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks. This Trust added to overall annual performance.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Trust Series I	11.87%	2.47%	7.39%	12.99%	103.96%
Lifestyle Balanced Trust Series II	11.70%	2.27%	7.22%	11.86%	100.71%
Lifestyle Balanced Trust Series NAV[2]	11.90%	2.52%	7.43%	13.27%	104.71%
S&P 500 Index[3,6]	16.00%	1.66%	7.10%	8.59%	98.58%
Barclays U.S. Aggregate Bond Index[4,6]	4.22%	5.95%	5.18%	33.49%	65.75%
Combined Index[5,6]	10.13%	4.26%	6.44%	23.18%	86.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Lifestyle Moderate Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); Subadviser Consultant: QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Trust operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	18.0
U.S. Large Cap	12.7
International Large Cap	4.7
U.S. Mid Cap	1.8
International Small Cap	1.3
U.S. Small Cap	1.0
Small Value	0.4
Small Cap Growth	0.3
Total Equity	40.2

Fixed-Income Asset Allocation	% of Total
Intermediate Bond	44.2
Multi-Sector Bond	12.0
Global Bond	2.4
Short-Term Bond	1.2
Total Fixed-Income	59.8

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Moderate Trust Series I returned +10.67%, outperforming the +8.95% return of the Combined Index.

Environment  ►  During 2012, investors were faced with a challenging environment including recessions throughout Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Although most of the “headline” news seemed to have a negative underlying tone, most major global equity and fixed income market indexes posted gains during 2012.

Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index recorded gains of over 4%. While the U.S. Federal Reserve continued its quantitative easing operations throughout the year, U.S. Treasury bonds maintained a relatively strong bid. For example, the yield of the 10-Year U.S. Treasury bond traded below 2% for much of the year. Further along the fixed income risk spectrum, investors were rewarded with stronger gains. The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 16% while the MSCI Emerging Markets Index gained more than 18%.

The Trust’s outperformance was driven primarily by the performance of our underlying managers. Our allocations to international developed stocks also contributed to relative results, a dramatic reversal from 2011.

Several of our actively managed underlying funds turned in strong relative performance, including the Total Return Trust (PIMCO), which posted solid gains due to its allocation to mortgage-related securities and to a lesser extent its corporate bond exposure. The Bond Trust (John Hancock Asset Management) also contributed, helped by its overweight to corporate bonds and underweight to Treasury-related securities. Other contributors included the New Income Trust (T. Rowe Price), the Core Bond Trust (Wells Capital) and the Global Bond Trust (PIMCO). Partially offsetting these positive contributors were underperforming strategies such as All Cap Value Trust (Lord Abbett), U.S. Equity Trust (GMO) and Fundamental Value Trust (Davis).

During the second quarter, the Trust’s passive equity strategies were replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed underlying fund with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks. This Trust added to overall annual performance.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Trust Series I	10.67%	3.84%	6.70%	20.71%	91.23%
Lifestyle Moderate Trust Series II	10.50%	3.64%	6.54%	19.55%	88.35%
Lifestyle Moderate Trust Series NAV[2]	10.71%	3.89%	6.74%	21.02%	91.96%
S&P 500 Index[3,6]	16.00%	1.66%	7.10%	8.59%	98.58%
Barclays U.S. Aggregate Bond Index[4,6]	4.22%	5.95%	5.18%	33.49%	65.75%
Combined Index[5,6]	8.95%	4.67%	6.24%	25.63%	83.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Lifestyle Conservative Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); Subadviser Consultant: QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ►  To seek a high level of current income with some consideration given to growth of capital. The Trust operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	8.1
U.S. Large Cap	7.4
International Large Cap	2.5
U.S. Mid Cap	0.9
International Small Cap	0.5
Small Value	0.5
U.S. Small Cap	0.4
Total Equity	20.3

Fixed-Income Asset Allocation	% of Total
Intermediate Bond	58.9
Multi-Sector Bond	15.9
Global Bond	3.3
Short-Term Bond	1.6
Total Fixed-Income	79.7

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year, the Lifestyle Conservative Trust Series I returned +8.52%, outperforming the +6.59% return of the Combined Index.

Environment  ►  During 2012, investors were faced with a challenging environment including recessions throughout Europe and Japan, fears of the U.S. economy diving over the “fiscal cliff,” slowing earnings growth, and critical leadership transitions in a number of the world’s largest economic powers. Although most of the “headline” news seemed to have a negative underlying tone, most major global equity and fixed income market indexes posted gains during 2012.

Within fixed income, the U.S. bond market as represented by the Barclays U.S. Aggregate Bond Index recorded gains of over 4%. While the U.S. Federal Reserve continued its quantitative easing operations throughout the year, U.S. Treasury bonds maintained a relatively strong bid. For example, the yield of the 10-Year U.S. Treasury bond traded below 2% for much of the year. Further along the fixed income risk spectrum, investors were rewarded with stronger gains. The U.S. equity market as represented by the S&P 500 Index rose 16%. Equity markets overseas also generated significant annual gains, as the MSCI EAFE Index rose over 16% while the MSCI Emerging Markets Index gained more than 18%.

The Trust’s outperformance during the year was driven primarily by the performance of our underlying funds, including the Total Return Trust (PIMCO), which posted solid gains due to its allocation to mortgage-related securities and to a lesser extent its corporate bond exposure. The Bond Trust (John Hancock Asset Management) also added to relative results, helped by its overweight to corporate bonds and underweight to Treasury-related securities. Other contributors included the New Income Trust (T. Rowe Price), the Core Bond Trust (Wells Capital) and the Global Bond Trust (PIMCO). Partially offsetting these positive contributors were underperforming strategies such as U.S. Equity Trust (GMO) and Fundamental Value Trust (Davis).

During the second quarter, the Trust’s passive equity strategies were replaced by the Strategic Equity Allocation Trust (John Hancock Asset Management), an actively managed underlying fund with exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks. This Trust added to overall annual performance.

Looking at 2013, we believe growth will remain challenged in Europe, but quite strong in the United States and emerging markets. We firmly believe that continuing a balanced strategy founded on a range of diversified asset classes is a key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2012	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Trust Series I	8.52%	4.87%	6.08%	26.83%	80.47%
Lifestyle Conservative Trust Series II	8.27%	4.66%	5.91%	25.58%	77.57%
Lifestyle Conservative Trust Series NAV[2]	8.55%	4.93%	6.13%	27.21%	81.23%
S&P 500 Index[3,6]	16.00%	1.66%	7.10%	8.59%	98.58%
Barclays U.S. Aggregate Bond Index[4,6]	4.22%	5.95%	5.18%	33.49%	65.75%
Combined Index[5,6]	6.59%	5.38%	5.76%	29.97%	75.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index, formerly Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

John Hancock Variable Insurance Trust

Shareholder Expense Example

As a shareholder of a John Hancock Variable Insurance Trust Lifestyle Portfolio, you incur ongoing costs, such as management fees, distribution and service (12b-1) fees and other expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio[2]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$1,088.00	$0.63	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	1,086.10	1.68	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%
Series NAV — Actual	1,000.00	1,087.20	0.37	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.36	0.07%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$1,070.10	$0.57	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Series II — Actual	1,000.00	1,068.20	1.61	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,069.60	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$1,059.30	$0.57	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Series II — Actual	1,000.00	1,058.30	1.60	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,059.70	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%

9

John Hancock Variable Insurance Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period[1] 7/1/2012– 12/31/2012	Annualized Expense Ratio[2]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$1,052.40	$0.57	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Series II — Actual	1,000.00	1,051.50	1.60	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,052.90	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$1,041.20	$0.56	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Series II — Actual	1,000.00	1,040.20	1.59	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,041.70	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 366 (to reflect the one-half year period).

[2]	The Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12/31/2012	0.70% – 1.10%	0.49% – 1.10%	0.49% – 1.10%	0.49% – 1.10%	0.49% – 1.10%

10

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2012 (showing percentage of total net assets)

Lifestyle Aggressive Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 100.0%
All Cap Core, Series NAV (QS Investors)	641,391	$12,154,356
All Cap Value, Series NAV (Lord Abbett)	1,964,584	16,463,217
Alpha Opportunities, Series NAV (Wellington)	2,231,063	29,829,312
Blue Chip Growth, Series NAV (T. Rowe Price)	1,320,859	32,030,829
Capital Appreciation Value, Series NAV (T. Rowe Price)	635,916	7,465,655
Capital Appreciation, Series NAV (Jennison)	2,303,605	26,514,488
Emerging Markets Value, Series NAV (DFA)	3,998,269	42,861,439
Equity-Income, Series NAV (T. Rowe Price)	1,684,165	26,070,868
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	1,351,660	16,463,217
Fundamental Value, Series NAV (Davis)	1,663,197	25,413,654
Growth Equity, Series NAV (Rainier) (I)	1,293,390	16,555,396
Heritage, Series NAV (American Century)	343,982	3,955,788
International Core, Series NAV (GMO)	1,860,708	17,825,580
International Growth Opportunities Series NAV (Baillie) (I)	579,761	6,597,682
International Growth Stock, Series NAV (Invesco)	916,395	13,113,611
International Small Company, Series NAV (DFA)	884,045	8,973,061
International Value, Series NAV (Franklin)	1,628,102	19,260,450
Mid Cap Stock, Series NAV (Wellington) (I)	670,931	10,580,579
Mid Cap Value Equity, Series NAV (Columbia)	189,446	2,116,116
Mid Value, Series NAV (T. Rowe Price)	693,051	7,935,435
Mutual Shares, Series NAV (Franklin)	916,541	9,944,474
Natural Resources, Series NAV (RS Investments/Wellington)	1,343,904	13,331,530
Real Estate Securities, Series NAV (Deutsche)	602,453	8,464,463
Small Cap Growth, Series NAV (Wellington)	340,212	3,174,174
Small Cap Opportunities, Series NAV (DFA/Invesco) (I)	249,859	5,501,901
Small Cap Value, Series NAV (Wellington)	163,802	3,385,785
Small Company Growth, Series NAV (Invesco) (I)	115,445	2,116,116
Small Company Value, Series NAV (T. Rowe Price)	195,735	3,809,009
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	121,546	2,116,116
U.S. Equity, Series NAV (GMO)	1,763,204	24,737,754
Value, Series NAV (Invesco)	205,797	3,969,833
Total Investments (Lifestyle Aggressive Trust) (Cost $377,279,267) - 100.0%		$422,731,888
Other assets and liabilities, net - 0.0%		(15,289)
TOTAL NET ASSETS - 100.0%		$422,716,599

Lifestyle Growth Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 71.7%
All Cap Core, Series NAV (QS Investors)	7,335,019	$138,998,617
All Cap Value, Series NAV (Lord Abbett)	27,235,787	228,235,899
Alpha Opportunities, Series NAV (Wellington)	36,261,703	484,818,968
Blue Chip Growth, Series NAV (T. Rowe Price)	17,195,705	416,995,854
Capital Appreciation, Series NAV (Jennison)	30,190,838	347,496,545
Emerging Markets Value, Series NAV (DFA)	57,094,681	612,054,978
Equity-Income, Series NAV (T. Rowe Price)	37,575,119	581,662,840
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	18,731,691	228,151,992
Fundamental Value, Series NAV (Davis)	31,644,828	483,532,976
Growth Equity, Series NAV (Rainier) (I)	21,710,828	277,898,604
Heritage, Series NAV (American Century)	6,171,105	70,967,711
International Core, Series NAV (GMO)	31,516,493	301,928,006
International Growth Opportunities Series NAV (Baillie) (I)	10,441,733	118,826,916
International Growth Stock, Series NAV (Invesco)	15,808,382	226,217,953
International Value, Series NAV (Franklin)	29,196,657	345,396,456
Mid Cap Stock, Series NAV (Wellington) (I)	9,076,217	143,131,948
Mid Cap Value Equity, Series NAV (Columbia)	6,410,388	71,604,039
Mid Value, Series NAV (T. Rowe Price)	12,479,799	142,893,697
Small Cap Growth, Series NAV (Wellington)	6,887,730	64,262,520
Small Cap Opportunities, Series NAV (DFA/Invesco) (I)	3,259,209	71,767,790
Small Cap Value, Series NAV (Wellington)	3,460,475	71,528,022
Small Company Growth, Series NAV (Invesco) (I)	3,131,749	57,404,965
Small Company Value, Series NAV (T. Rowe Price)	5,527,701	107,569,071
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	3,296,771	57,396,787
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	304,270,291	4,037,666,761
U.S. Equity, Series NAV (GMO)	31,875,912	447,219,039
Fixed Income - 28.3%
Bond Trust, Series NAV (John Hancock1) (A)	123,101,106	1,720,953,455
Core Bond, Series NAV (Wells Capital)	34,780,381	483,795,099
Global Bond, Series NAV (PIMCO)	12,609,963	165,442,708
New Income, Series NAV (T. Rowe Price)	58,138,334	802,309,011
Short Term Government Income, Series NAV (John Hancock1) (A)	6,440,163	82,820,494
Total Return, Series NAV (PIMCO)	51,573,870	755,041,461
COMMON STOCK - 0.0%
Facebook, Inc., Class A (I)	5,312	141,459
Total Investments (Lifestyle Growth Trust) (Cost $12,795,555,024) - 100.0%		$14,146,132,641
Other assets and liabilities, net - 0.0%		(194,195)
TOTAL NET ASSETS - 100.0%		$14,145,938,446

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Balanced Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 51.4%
All Cap Core, Series NAV (QS Investors)	6,102,187	$115,636,452
All Cap Value, Series NAV (Lord Abbett)	17,248,874	144,545,565
Alpha Opportunities, Series NAV (Wellington)	21,622,373	289,091,131
Blue Chip Growth, Series NAV (T. Rowe Price)	10,729,155	260,182,018
Capital Appreciation, Series NAV (Jennison)	17,581,563	202,363,792
Emerging Markets Value, Series NAV (DFA)	35,969,864	385,596,945
Equity-Income, Series NAV (T. Rowe Price)	20,542,651	318,000,244
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	11,865,386	144,520,406
Fundamental Value, Series NAV (Davis)	18,899,641	288,786,508
Growth Equity, Series NAV (Rainier) (I)	11,292,622	144,545,565
Heritage, Series NAV (American Century)	5,227,039	60,110,953
International Core, Series NAV (GMO)	21,204,190	203,136,140
International Growth Opportunities Series NAV (Baillie) (I)	6,778,424	77,138,462
International Growth Stock, Series NAV (Invesco)	10,640,711	152,268,574
International Value, Series NAV (Franklin)	18,477,476	218,588,539
Mid Cap Stock, Series NAV (Wellington) (I)	5,717,592	90,166,430
Mid Cap Value Equity, Series NAV (Columbia)	5,381,464	60,110,953
Mid Value, Series NAV (T. Rowe Price)	7,865,304	90,057,732
Small Cap Growth, Series NAV (Wellington)	4,509,932	42,077,667
Small Cap Value, Series NAV (Wellington)	2,617,128	54,096,030
Small Company Growth, Series NAV (Invesco) (I)	1,967,625	36,066,572
Small Company Value, Series NAV (T. Rowe Price)	3,397,844	66,122,049
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	2,416,868	42,077,667
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	181,016,333	2,402,086,743
U.S. Equity, Series NAV (GMO)	16,434,588	230,577,272
Fixed Income - 48.6%
Bond Trust, Series NAV (John Hancock1) (A)	177,139,997	2,476,417,163
Core Bond, Series NAV (Wells Capital)	50,040,918	696,069,173
Global Bond, Series NAV (PIMCO)	18,343,755	240,670,071
New Income, Series NAV (T. Rowe Price)	83,805,400	1,156,514,515
Short Term Government Income, Series NAV (John Hancock1) (A)	9,146,688	117,626,407
Total Return, Series NAV (PIMCO)	74,690,861	1,093,474,205
Total Investments (Lifestyle Balanced Trust) (Cost $10,624,785,953) - 100.0%		$11,898,721,943
Other assets and liabilities, net - 0.0%		24,178
TOTAL NET ASSETS - 100.0%		$11,898,746,121

Lifestyle Moderate Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 40.2%
All Cap Value, Series NAV (Lord Abbett)	4,037,873	$33,837,374
Alpha Opportunities, Series NAV (Wellington)	5,191,473	69,409,998
Blue Chip Growth, Series NAV (T. Rowe Price)	3,935,618	95,438,747
Capital Appreciation, Series NAV (Jennison)	6,784,209	78,086,248
Equity-Income, Series NAV (T. Rowe Price)	6,837,871	105,850,247
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	2,778,110	33,837,374
Fundamental Value, Series NAV (Davis)	4,542,539	69,409,998
International Core, Series NAV (GMO)	6,956,574	66,643,975
International Growth Opportunities Series NAV (Baillie) (I)	2,064,045	23,488,833
International Growth Stock, Series NAV (Invesco)	3,182,534	45,542,068
International Value, Series NAV (Franklin)	6,495,743	76,844,637
Mid Cap Stock, Series NAV (Wellington) (I)	2,043,709	32,229,291
Mid Value, Series NAV (T. Rowe Price)	2,814,785	32,229,291
Small Cap Growth, Series NAV (Wellington)	1,151,457	10,743,097
Small Cap Value, Series NAV (Wellington)	692,991	14,324,129
Small Company Growth, Series NAV (Invesco) (I)	488,411	8,952,581
Small Company Value, Series NAV (T. Rowe Price)	828,091	16,114,645
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	617,065	10,743,097
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	43,177,481	572,965,170
U.S. Equity, Series NAV (GMO)	2,460,954	34,527,190
Fixed Income - 59.8%
Bond Trust, Series NAV (John Hancock1) (A)	65,560,277	916,532,672
Core Bond, Series NAV (Wells Capital)	18,521,332	257,631,725
Global Bond, Series NAV (PIMCO)	6,717,950	88,139,510
New Income, Series NAV (T. Rowe Price)	30,900,003	426,420,044
Short Term Government Income, Series NAV (John Hancock1) (A)	3,313,443	42,610,874
Total Return, Series NAV (PIMCO)	27,321,466	399,986,263
Total Investments (Lifestyle Moderate Trust) (Cost $3,244,357,887) - 100.0%		$3,562,539,078
Other assets and liabilities, net - 0.0%		(22,757)
TOTAL NET ASSETS - 100.0%		$3,562,516,321

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Conservative Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 20.3%
Blue Chip Growth, Series NAV (T. Rowe Price)	2,860,615	$69,369,919
Equity-Income, Series NAV (T. Rowe Price)	4,387,901	67,924,713
Fundamental Value, Series NAV (Davis)	2,837,448	43,356,200
International Core, Series NAV (GMO)	3,640,473	34,875,729
International Growth Opportunities Series NAV (Baillie) (I)	516,734	5,880,435
International Growth Stock, Series NAV (Invesco)	716,817	10,257,645
International Value, Series NAV (Franklin)	3,139,938	37,145,472
Mid Cap Stock, Series NAV (Wellington) (I)	852,996	13,451,744
Mid Value, Series NAV (T. Rowe Price)	1,174,825	13,451,744
Small Cap Growth, Series NAV (Wellington)	1,281,576	11,957,105
Small Cap Value, Series NAV (Wellington)	650,786	13,451,744
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	18,021,259	239,142,107
U.S. Equity, Series NAV (GMO)	2,575,083	36,128,412
Fixed Income - 79.7%
Bond Trust, Series NAV (John Hancock1) (A)	71,852,194	1,004,493,676
Core Bond, Series NAV (Wells Capital)	20,181,872	280,729,839
Global Bond, Series NAV (PIMCO)	7,466,048	97,954,548
New Income, Series NAV (T. Rowe Price)	33,904,182	467,877,711
Short Term Government Income, Series NAV (John Hancock1) (A)	3,640,682	46,819,173
Total Return, Series NAV (PIMCO)	30,184,268	441,897,688
Total Investments (Lifestyle Conservative Trust) (Cost $2,773,914,422) - 100.0%		$2,936,165,604
Other assets and liabilities, net - 0.0%		(19,846)
TOTAL NET ASSETS - 100.0%		$2,936,145,758

Footnotes
Percentages are based upon net assets.
(A)	The subadviser is an affiliate of the adviser.
(G)	The underlying fund’s subadviser is shown parenthetically.
(I)	Non-income producing.
[1]	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
[2]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

Investment companies
Underlying Funds’ Investment Managers
American Century Investment Management, Inc.	(American Century)
Baillie Gifford Overseas, Ltd.	(Baillie)
Columbia Management Investment Advisers, LLC	(Columbia)
Davis Selected Advisers, L.P.	(Davis)
Deutsche Investment Asset Management, Inc.	(Deutsche)
Dimensional Fund Advisors, LP	(DFA)
Franklin Mutual Advisers
Franklin Templeton Investments Corp.	(Franklin)
Templeton Investment Counsel, LLC
Frontier Capital Management Company, LLC	(Frontier)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management*	(John Hancock)
Lord, Abbett & Co. LLC	(Lord Abbett)
Pacific Investment Management Company, LLC	(PIMCO)
Perimeter Capital Management	(Perimeter)
QS Investors, LLC	(QS Investors)
Rainier Investment Management, Inc.	(Rainier)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
* Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

12

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2012

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in unaffiliated issuers, at value	—	$141,459	—	—	—
Investments in affiliated funds, at value	$422,731,888	14,145,991,182	$11,898,721,943	$3,562,539,078	$2,936,165,604
Total investments, at value	422,731,888	14,146,132,641	11,898,721,943	3,562,539,078	2,936,165,604
Receivable for investments sold	845,244	382,157	5,476,433	1,825,034	1,436,244
Receivable for fund shares sold	37,719	493,516	629,533	59,031	60,377
Dividends and interest receivable	—	8,465	70,697	—	—
Other assets	—	—	14,112	—	—
Total assets	423,614,851	14,147,016,779	11,904,912,718	3,564,423,143	2,937,662,225

Liabilities
Payable for fund shares repurchased	878,894	651,568	5,929,798	1,828,175	1,450,426
Payable to affiliates
Accounting and legal services fees	4,075	136,606	114,425	34,164	27,699
Trustees’ fees	11	515	303	91	74
Other liabilities and accrued expenses	15,272	289,644	122,071	44,392	38,268
Total liabilities	898,252	1,078,333	6,166,597	1,906,822	1,516,467
Net assets	$422,716,599	$14,145,938,446	$11,898,746,121	$3,562,516,321	$2,936,145,758

Net assets consist of
Paid-in capital	$486,231,006	$14,642,692,630	$11,556,424,683	$3,303,588,673	$2,706,292,913
Undistributed net investment income (loss)	1,978	19,070	—	10,934	5,006,902
Accumulated undistributed net realized gain (loss) on investments	(108,969,006)	(1,847,350,633)	(931,608,597)	(59,264,477)	62,594,761
Net unrealized appreciation (depreciation) on investments	45,452,621	1,350,577,379	1,273,930,035	318,181,191	162,251,182
Net assets	$422,716,599	$14,145,938,446	$11,898,746,121	$3,562,516,321	$2,936,145,758
Investments in unaffiliated issuers, at cost	—	$139,084	—	—	—
Investments in affiliated funds, at cost	$377,279,267	$12,795,415,940	$10,624,785,953	$3,244,357,887	$2,773,914,422

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$95,038,493	$806,925,133	$833,975,783	$314,594,606	$273,712,040
Shares outstanding	10,792,876	66,079,768	66,830,651	24,610,862	21,117,208
Net asset value, offering price and redemption price per share	$8.81	$12.21	$12.48	$12.78	$12.96

Series II
Net assets	$175,633,088	$12,817,749,067	$9,827,849,768	$3,156,959,669	$2,612,510,684
Shares outstanding	19,988,187	1,051,949,036	790,882,592	248,069,719	202,618,107
Net asset value, offering price and redemption price per share	$8.79	$12.18	$12.43	$12.73	$12.89

Series NAV
Net assets	$152,045,018	$521,264,246	$1,236,920,570	$90,962,046	$49,923,034
Shares outstanding	17,261,963	42,641,694	98,939,712	7,112,036	3,845,477
Net asset value, offering price and redemption price per share	$8.81	$12.22	$12.50	$12.79	$12.98

14

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2012

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$4,386,026	$221,913,599	$232,142,125	$77,783,439	$74,638,910
Other	—	29,837	—	—	—
Total investment income	4,386,026	221,943,436	232,142,125	77,783,439	74,638,910

Expenses
Investment management fees	172,998	5,755,080	4,938,507	1,470,705	1,175,283
Series I distribution and service fees	50,646	392,455	422,078	155,388	131,918
Series II distribution and service fees	459,265	31,833,606	24,903,479	7,971,882	6,386,521
Accounting and legal services fees	55,135	1,830,328	1,573,434	468,445	366,821
Professional fees	42,863	224,331	186,628	81,463	72,449
Printing and postage	5,079	273,560	274,548	67,288	50,945
Custodian fees	11,977	30,608	11,977	11,977	11,977
Trustees’ fees	7,416	247,701	212,533	63,489	50,644
Registration and filing fees	7,655	—	11,687	10,308	10,026
Other	5,116	84,748	69,051	23,162	19,220
Total expenses	818,150	40,672,417	32,603,922	10,324,107	8,275,804
Net investment income (loss)	3,567,876	181,271,019	199,538,203	67,459,332	66,363,106

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	70,697	—	—
Investments in affiliated issuers	13,227,844	1,209,199,399	898,886,267	214,316,312	81,273,021
Capital gain distributions received from affiliated underlying funds	8,306,216	157,004,549	126,502,009	27,388,560	19,445,091
Foreign currency transactions	—	709	—	—	—
	21,534,060	1,366,204,657	1,025,458,973	241,704,872	100,718,112

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	3,656,847	—	—	—
Investments in affiliated issuers	39,395,430	201,885,517	103,611,022	46,859,878	62,381,643
Translation of assets and liabilities in foreign currencies	—	(238)	5,292	—	—
	39,395,430	205,542,126	103,616,314	46,859,878	62,381,643
Net realized and unrealized gain (loss)	60,929,490	1,571,746,783	1,129,075,287	288,564,750	163,099,755

Increase (decrease) in net assets from operations	$64,497,366	$1,753,017,802	$1,328,613,490	$356,024,082	$229,462,861

15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Changes in Net Assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$3,567,876	$3,522,129	$181,271,019	$236,363,197	$199,538,203	$267,537,130
Net realized gain (loss)	21,534,060	20,465,265	1,366,204,657	290,213,635	1,025,458,973	332,742,253
Change in net unrealized appreciation (depreciation)	39,395,430	(52,208,624)	205,542,126	(769,307,769)	103,616,314	(539,757,168)
Increase (decrease) in net assets resulting from operations	64,497,366	(28,221,230)	1,753,017,802	(242,730,937)	1,328,613,490	60,522,215

Distributions to shareholders
From net investment income
Series I	(888,818)	(1,020,182)	(11,686,237)	(14,324,071)	(15,255,914)	(19,991,714)
Series II	(1,303,437)	(1,345,461)	(161,915,834)	(213,529,553)	(161,627,658)	(219,573,502)
Series NAV	(1,477,733)	(1,183,939)	(7,747,431)	(8,776,522)	(23,073,671)	(28,920,058)
From net realized gain
Series I	(416,896)	(1,006,417)	(2,840,649)	(6,179,556)	(3,305,470)	(8,069,909)
Series II	(767,694)	(1,708,644)	(45,297,882)	(102,740,169)	(39,105,593)	(96,612,341)
Series NAV	(659,547)	(1,106,311)	(1,823,906)	(3,690,812)	(4,872,010)	(11,437,802)
Total distributions	(5,514,125)	(7,370,954)	(231,311,939)	(349,240,683)	(247,240,316)	(384,605,326)
From Portfolio share transactions	(43,541,286)	(9,464,223)	(543,540,912)	(573,370,583)	(948,937,151)	(770,488,183)
Total increase (decrease)	15,441,955	(45,056,407)	978,164,951	(1,165,342,203)	132,436,023	(1,094,571,294)

Net assets
Beginning of year	407,274,644	452,331,051	13,167,773,495	14,333,115,698	11,766,310,098	12,860,881,392
End of year	$422,716,599	$407,274,644	$14,145,938,446	$13,167,773,495	$11,898,746,121	$11,766,310,098

Undistributed net investment income (loss)	$1,978	—	$19,070	—	—	—

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
From operations
Net investment income (loss)	$67,459,332	$88,120,120	$66,363,106	$84,355,885
Net realized gain (loss)	241,704,872	83,567,966	100,718,112	130,230,696
Change in net unrealized appreciation (depreciation)	46,859,878	(94,846,040)	62,381,643	(105,781,022)
Increase (decrease) in net assets resulting from operations	356,024,082	76,842,046	229,462,861	108,805,559
Distributions to shareholders
From net investment income
Series I	(6,452,973)	(8,108,310)	(6,633,550)	(8,009,705)
Series II	(59,111,841)	(78,257,313)	(58,515,074)	(75,495,104)
Series NAV	(1,882,760)	(2,051,425)	(1,203,714)	(1,094,718)
From net realized gain
Series I	(1,291,267)	(2,904,889)	(6,791,775)	(2,447,157)
Series II	(13,048,050)	(30,267,051)	(66,110,118)	(24,586,938)
Series NAV	(368,168)	(721,645)	(1,096,827)	(329,368)
Total distributions	(82,155,059)	(122,310,633)	(140,351,058)	(111,962,990)
From Portfolio share transactions	(203,186,914)	(94,611,889)	35,608,254	(33,930,619)
Total increase (decrease)	70,682,109	(140,080,476)	124,720,057	(37,088,050)

Net assets
Beginning of year	3,491,834,212	3,631,914,688	2,811,425,701	2,848,513,751
End of year	$3,562,516,321	$3,491,834,212	$2,936,145,758	$2,811,425,701

Undistributed net investment income (loss)	$10,934	—	$5,006,902	—

16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2012	7.66	0.07	[2,3]	1.20	1.27	(0.08)	(0.04)	—	(0.12)	8.81	16.61	0.12	[4]	0.12	[4]	0.87	[2]	95	18
12-31-2011	8.35	0.07	[2,3]	(0.61)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.50)	0.12	[4]	0.12	[4]	0.84	[2]	107	23
12-31-2010	7.30	0.08	[2,3]	1.12	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.44	0.12	[4]	0.12	[4]	1.02	[2]	129	23
12-31-2009	5.43	0.06	[2,3]	1.87	1.93	(0.06)	— [5]	—	(0.06)	7.30	35.63	0.13	[4]	0.13	[4]	1.01	[2]	124	43
12-31-2008	10.82	0.10	[2,3]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)	0.13	[4]	0.13	[4]	1.26	[2]	102	50
SERIES II
12-31-2012	7.64	0.06	[2,3]	1.20	1.26	(0.07)	(0.04)	—	(0.11)	8.79	16.43	0.32	[4]	0.32	[4]	0.68	[2]	176	18
12-31-2011	8.33	0.05	[2,3]	(0.61)	(0.56)	(0.06)	(0.07)	—	(0.13)	7.64	(6.72)	0.32	[4]	0.32	[4]	0.65	[2]	181	23
12-31-2010	7.29	0.06	[2,3]	1.12	1.18	(0.07)	(0.07)	—	(0.14)	8.33	16.12	0.32	[4]	0.32	[4]	0.82	[2]	224	23
12-31-2009	5.42	0.05	[2,3]	1.87	1.92	(0.05)	— [5]	—	(0.05)	7.29	35.46	0.33	[4]	0.33	[4]	0.83	[2]	213	43
12-31-2008	10.79	0.09	[2,3]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)	0.33	[4]	0.33	[4]	1.07	[2]	166	50
SERIES NAV
12-31-2012	7.66	0.09	[2,3]	1.19	1.28	(0.09)	(0.04)	—	(0.13)	8.81	16.67	0.07	[4]	0.07	[4]	1.06	[2]	152	18
12-31-2011	8.35	0.09	[2,3]	(0.63)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.46)	0.07	[4]	0.07	[4]	1.06	[2]	118	23
12-31-2010	7.30	0.09	[2,3]	1.11	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.50	0.07	[4]	0.07	[4]	1.14	[2]	99	23
12-31-2009	5.43	0.07	[2,3]	1.87	1.94	(0.07)	— [5]	—	(0.07)	7.30	35.69	0.08	[4]	0.08	[4]	1.15	[2]	79	43
12-31-2008	10.82	0.14	[2,3]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)	0.08	[4]	0.08	[4]	1.80	[2]	45	50
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.70% – 1.10%, 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.25% and 0.34% – 1.18%, for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08 , respectively. 5. Less than $0.005 per share.

Lifestyle Growth Trust
SERIES I
12-31-2012	10.92	0.18	[2,3]	1.33	1.51	(0.18)	(0.04)	—	(0.22)	12.21	13.87	0.11	[4]	0.11	[4]	1.50	[2]	807	39	[5]
12-31-2011	11.42	0.22	[2,3]	(0.40)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.92	(1.60)	0.11	[4]	0.11	[4]	1.92	[2]	726	9	[5]
12-31-2010	10.34	0.19	[2,3]	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	[4]	0.11	[4]	1.81	[2]	742	23
12-31-2009	7.99	0.26	[2,3]	2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	0.12	[4]	0.12	[4]	2.90	[2]	659	37
12-31-2008	13.76	0.25	[2,3]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)	0.12	[4]	0.12	[4]	2.20	[2]	512	40
SERIES II
12-31-2012	10.90	0.15	[2,3]	1.33	1.48	(0.16)	(0.04)	—	(0.20)	12.18	13.59	0.31	[4]	0.31	[4]	1.27	[2]	12,818	39	[5]
12-31-2011	11.40	0.19	[2,3]	(0.39)	(0.20)	(0.20)	(0.10)	—	(0.30)	10.90	(1.80)	0.31	[4]	0.31	[4]	1.66	[2]	12,007	9	[5]
12-31-2010	10.32	0.17	[2,3]	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	[4]	0.31	[4]	1.59	[2]	13,186	23
12-31-2009	7.98	0.24	[2,3]	2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	0.32	[4]	0.32	[4]	2.71	[2]	12,053	37
12-31-2008	13.73	0.25	[2,3]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)	0.32	[4]	0.32	[4]	2.21	[2]	8,826	40
SERIES NAV
12-31-2012	10.93	0.19	[2,3]	1.33	1.52	(0.19)	(0.04)	—	(0.23)	12.22	13.91	0.06	[4]	0.06	[4]	1.58	[2]	521	39	[5]
12-31-2011	11.43	0.24	[2,3]	(0.42)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.93	(1.55)	0.06	[4]	0.06	[4]	2.05	[2]	435	9	[5]
12-31-2010	10.35	0.21	[2,3]	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	[4]	0.06	[4]	1.93	[2]	405	23
12-31-2009	8.00	0.28	[2,3]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	0.07	[4]	0.07	[4]	3.08	[2]	323	37
12-31-2008	13.78	0.30	[2,3]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)	0.07	[4]	0.07	[4]	2.71	[2]	211	40
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% – 1.10%, 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.25% and 0.49% – 1.18% for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively. 5. Excludes merger activity.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2012	11.41	0.22	[2,3]	1.13	1.35	(0.23)	(0.05)	—	(0.28)	12.48	11.87	0.11	[4]	0.11	[4]	1.82	[2]	834	32
12-31-2011	11.74	0.28	[2,3]	(0.21)	0.07	(0.28)	(0.12)	—	(0.40)	11.41	0.62	0.11	[4]	0.11	[4]	2.38	[2]	823	10
12-31-2010	10.79	0.25	[2,3]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.74	11.75	0.11	[4]	0.11	[4]	2.19	[2]	832	30
12-31-2009	8.59	0.38	[2,3]	2.26	2.64	(0.36)	(0.08)	—	(0.44)	10.79	30.75	0.11	[4]	0.11	[4]	3.91	[2]	774	34
12-31-2008	13.61	0.34	[2,3]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)	0.12	[4]	0.12	[4]	2.94	[2]	581	36
SERIES II
12-31-2012	11.36	0.20	[2,3]	1.13	1.33	(0.21)	(0.05)	—	(0.26)	12.43	11.70	0.31	[4]	0.31	[4]	1.62	[2]	9,828	32
12-31-2011	11.69	0.25	[2,3]	(0.20)	0.05	(0.26)	(0.12)	—	(0.38)	11.36	0.42	0.31	[4]	0.31	[4]	2.09	[2]	9,776	10
12-31-2010	10.75	0.22	[2,3]	1.01	1.23	(0.22)	(0.07)	—	(0.29)	11.69	11.49	0.31	[4]	0.31	[4]	1.99	[2]	10,775	30
12-31-2009	8.56	0.36	[2,3]	2.25	2.61	(0.34)	(0.08)	—	(0.42)	10.75	30.48	0.31	[4]	0.31	[4]	3.71	[2]	9,973	34
12-31-2008	13.56	0.36	[2,3]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)	0.32	[4]	0.32	[4]	3.11	[2]	6,959	36
SERIES NAV
12-31-2012	11.43	0.23	[2,3]	1.13	1.36	(0.24)	(0.05)	—	(0.29)	12.50	11.90	0.06	[4]	0.06	[4]	1.91	[2]	1,237	32
12-31-2011	11.76	0.28	[2,3]	(0.20)	0.08	(0.29)	(0.12)	—	(0.41)	11.43	0.67	0.06	[4]	0.06	[4]	2.39	[2]	1,168	10
12-31-2010	10.81	0.25	[2,3]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.76	11.78	0.06	[4]	0.06	[4]	2.20	[2]	1,254	30
12-31-2009	8.60	0.36	[2,3]	2.30	2.66	(0.37)	(0.08)	—	(0.45)	10.81	30.90	0.06	[4]	0.06	[4]	3.79	[2]	1,221	34
12-31-2008	13.63	1.43	[2,3]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)	0.08	[4]	0.08	[4]	14.44	[2]	1,035	36
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% – 1.10%, 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.23% and 0.49% – 1.17% for the years ended 12-31-12,12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

Lifestyle Moderate Trust
SERIES I
12-31-2012	11.84	0.26	[2,3]	1.00	1.26	(0.27)	(0.05)	—	(0.32)	12.78	10.67	0.11	[4]	0.11	[4]	2.07	[2]	315	26
12-31-2011	12.01	0.32	[2,3]	(0.04)	0.28	(0.33)	(0.12)	—	(0.45)	11.84	2.33	0.11	[4]	0.11	[4]	2.65	[2]	301	12
12-31-2010	11.15	0.27	[2,3]	0.91	1.18	(0.27)	(0.05)	—	(0.32)	12.01	10.55	0.11	[4]	0.11	[4]	2.31	[2]	307	29
12-31-2009	9.15	0.43	[2,3]	2.07	2.50	(0.42)	(0.08)	—	(0.50)	11.15	27.26	0.12	[4]	0.12	[4]	4.24	[2]	278	31
12-31-2008	13.00	0.43	[2,3]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)	0.12	[4]	0.12	[4]	3.72	[2]	215	28
SERIES II
12-31-2012	11.79	0.23	[2,3]	1.00	1.23	(0.24)	(0.05)	—	(0.29)	12.73	10.50	0.31	[4]	0.31	[4]	1.86	[2]	3,157	26
12-31-2011	11.96	0.29	[2,3]	(0.03)	0.26	(0.31)	(0.12)	—	(0.43)	11.79	2.13	0.31	[4]	0.31	[4]	2.42	[2]	3,116	12
12-31-2010	11.10	0.24	[2,3]	0.91	1.15	(0.24)	(0.05)	—	(0.29)	11.96	10.39	0.31	[4]	0.31	[4]	2.10	[2]	3,272	29
12-31-2009	9.12	0.42	[2,3]	2.03	2.45	(0.39)	(0.08)	—	(0.47)	11.10	26.86	0.32	[4]	0.32	[4]	4.18	[2]	2,925	31
12-31-2008	12.95	0.47	[2,3]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)	0.32	[4]	0.32	[4]	4.07	[2]	1,890	28
SERIES NAV
12-31-2012	11.85	0.28	[2,3]	0.98	1.26	(0.27)	(0.05)	—	(0.32)	12.79	10.71	0.06	[4]	0.06	[4]	2.23	[2]	91	26
12-31-2011	12.02	0.38	[2,3]	(0.09)	0.29	(0.34)	(0.12)	—	(0.46)	11.85	2.38	0.06	[4]	0.06	[4]	3.07	[2]	75	12
12-31-2010	11.15	0.29	[2,3]	0.90	1.19	(0.27)	(0.05)	—	(0.32)	12.02	10.69	0.06	[4]	0.06	[4]	2.51	[2]	53	29
12-31-2009	9.16	0.50	[2,3]	1.99	2.49	(0.42)	(0.08)	—	(0.50)	11.15	27.19	0.07	[4]	0.07	[4]	4.84	[2]	37	31
12-31-2008	13.01	0.58	[2,3]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)	0.07	[4]	0.07	[4]	5.08	[2]	19	28
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% – 1.10%, 0.48% – 1.10%, 0.48% – 1.10%, 0.49% – 1.23% and 0.34% – 1.17% for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From paid-in capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2012	12.56	0.33	[2,3]	0.73	1.06	(0.32)	(0.34)	—	(0.66)	12.96	8.52	0.11	[4]	0.11	[4]	2.51	[2]	274	22
12-31-2011	12.57	0.42	[2,3]	0.11	0.53	(0.41)	(0.13)	—	(0.54)	12.56	4.23	0.11	[4]	0.11	[4]	3.27	[2]	252	17
12-31-2010	11.83	0.29	[2,3]	0.79	1.08	(0.30)	(0.04)	—	(0.34)	12.57	9.12	0.11	[4]	0.11	[4]	2.36	[2]	247	34
12-31-2009	10.26	0.51	[2,3]	1.71	2.22	(0.49)	(0.16)	—	(0.65)	11.83	21.71	0.12	[4]	0.12	[4]	4.58	[2]	229	37
12-31-2008	13.02	0.55	[2,3]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)	0.12	[4]	0.12	[4]	4.52	[2]	168	31
SERIES II
12-31-2012	12.50	0.30	[2,3]	0.73	1.03	(0.30)	(0.34)	—	(0.64)	12.89	8.27	0.31	[4]	0.31	[4]	2.29	[2]	2,613	22
12-31-2011	12.51	0.39	[2,3]	0.12	0.51	(0.39)	(0.13)	—	(0.52)	12.50	4.04	0.31	[4]	0.31	[4]	3.05	[2]	2,525	17
12-31-2010	11.78	0.27	[2,3]	0.77	1.04	(0.27)	(0.04)	—	(0.31)	12.51	8.87	0.31	[4]	0.31	[4]	2.20	[2]	2,572	34
12-31-2009	10.22	0.52	[2,3]	1.67	2.19	(0.47)	(0.16)	—	(0.63)	11.78	21.44	0.32	[4]	0.32	[4]	4.65	[2]	2,266	37
12-31-2008	12.96	0.63	[2,3]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)	0.32	[4]	0.32	[4]	5.30	[2]	1,297	31
SERIES NAV
12-31-2012	12.58	0.36	[2,3]	0.71	1.07	(0.33)	(0.34)	—	(0.67)	12.98	8.55	0.06	[4]	0.06	[4]	2.77	[2]	50	22
12-31-2011	12.59	0.46	[2,3]	0.08	0.54	(0.42)	(0.13)	—	(0.55)	12.58	4.27	0.06	[4]	0.06	[4]	3.57	[2]	34	17
12-31-2010	11.84	0.33	[2,3]	0.76	1.09	(0.30)	(0.04)	—	(0.34)	12.59	9.25	0.06	[4]	0.06	[4]	2.67	[2]	30	34
12-31-2009	10.28	0.56	[2,3]	1.66	2.22	(0.50)	(0.16)	—	(0.66)	11.84	21.63	0.07	[4]	0.07	[4]	4.99	[2]	20	37
12-31-2008	13.03	0.68	[2,3]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)	0.07	[4]	0.07	[4]	5.72	[2]	10	31
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods shown. 2. Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% – 1.10%, 0.48% – 1.10%, 0.48% – 1.02%, 0.49% – 0.99% and 0.49% – 1.11 for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is a series company with multiple investment series, five of which (collectively, Lifestyle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The Portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of Assets and Liabilities. Series I, Series II and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser). The Portfolios operate as “funds of funds” that primarily invest in shares of underlying funds of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, at jhfunds.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in underlying affiliated funds are valued at their respective net asset values each business day. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Portfolio’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2012, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Portfolios to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating Portfolio on a pro rata basis and is reflected in other expenses on the Statements of Operations. Commitment fees for the year ended December 31, 2012 were as follows:

Portfolio	Commitment Fee
Lifestyle Aggressive	$533
Lifestyle Growth	5,890
Lifestyle Balanced	4,271
Lifestyle Moderate	1,554
Lifestyle Conservative	1,323

For the year ended December 31, 2012, the Portfolios had no borrowings under the line of credit.

Expenses.  Within the John Hancock Funds complex, expenses that are directly attributable to an individual Portfolio are allocated to such Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

20

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Federal income taxes.  Each Portfolio intends to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2012:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31,			No Expiration Date
Portfolio	2016	2017	2018	Short Term	Long Term
Lifestyle Aggressive	—	$59,008,511	$22,833,335	—	—
Lifestyle Growth	—	1,418,761,384	192,694,144	—	—
Lifestyle Balanced	—	537,913,693	177,566,072	—	—
Lifestyle Moderate	—	1,713,826	16,781,631	—	—
Lifestyle Conservative	—	—	—	—	—

As of December 31, 2012, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2012, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive	$404,406,427	$24,208,475	($5,883,014)	$18,325,461
Lifestyle Growth	13,031,449,934	1,195,061,621	(80,378,914)	1,114,682,707
Lifestyle Balanced	10,840,914,785	1,057,822,189	(15,031)	1,057,807,158
Lifestyle Moderate	3,285,126,907	277,412,171	—	277,412,171
Lifestyle Conservative	2,789,114,915	147,467,395	(416,706)	147,050,689

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2012 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$5,514,125	—	—	$5,514,125
Lifestyle Growth	231,311,939	—	—	231,311,939
Lifestyle Balanced	247,240,316	—	—	247,240,316
Lifestyle Moderate	82,155,059	—	—	82,155,059
Lifestyle Conservative	78,018,063	$62,332,995	—	140,351,058

The tax character of distributions for the year ended December 31, 2011 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$7,370,954	—	—	$7,370,954
Lifestyle Growth	349,240,683	—	—	349,240,683
Lifestyle Balanced	384,605,326	—	—	384,605,326
Lifestyle Moderate	122,310,633	—	—	122,310,633
Lifestyle Conservative	111,717,850	$245,140	—	111,962,990

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Modernization Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2012 (post-October deferral), may be treated as occurring on January 1, 2013, the first day of the Portfolio’s next taxable year. As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive	$1,978	—	$81,841,846	—
Lifestyle Growth	19,070	—	1,611,455,528	—
Lifestyle Balanced	—	—	715,479,765	—
Lifestyle Moderate	10,934	—	18,495,457	—
Lifestyle Conservative	5,006,902	$77,795,254	—	—

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

3. GUARANTEES AND INDEMNIFICATIONS   Under the Portfolios’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, each Portfolio enters into contracts with service providers that contain general indemnification clauses. A Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

4.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee.  The Portfolios have an investment management agreement with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets include the net assets of the Portfolios and the net assets of similar funds of John Hancock Funds II (JHF II). JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC. The Adviser has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset management (North America) Limited and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, which are indirect owned subsidiaries of MFC and affiliates of the Advisor. In addition, the Adviser has a subadvisory agreement with QS Investors, LLC. The Portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Under the advisory agreement, the Portfolios pay a daily management fee to the Adviser. The fees on Affiliated Fund Assets and Other Assets are stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and the JHF II Lifestyle Portfolios. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each Portfolio.

	First $7.5 billion of average net assets	Excess over $7.5 billion of average net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

The investment management fees incurred for the year ended December 31, 2012 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Expense reimbursements.  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses, advisory fees, Rule 12b-1 fees, underlying fund expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business. There were no waivers under this plan for the year ended December 31, 2012. This expense reduction will continue in effect until terminated by the Adviser.

The Adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the Adviser with respect to both the Portfolios and the underlying investments does not exceed 0.50% of the Portfolios’ first $7.5 billion of average daily net assets and 0.49% of the Portfolios’ average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

There were no expense reimbursements for the year ended December 31, 2012.

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Portfolio is below its expense limitation during this period. For the year ended December 31, 2012, the Adviser did not recapture any expenses.

Accounting and legal services.  Pursuant to a service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2012 amounted to an annual rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of each Portfolio’s shares.

22

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

5.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2012 and 2011 were as follows:

Lifestyle Aggressive Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	236,386	$1,994,317	1,063,220	$9,019,779
Distributions reinvested	149,395	1,305,714	263,880	2,026,599
Repurchased	(3,617,746)	(30,427,424)	(2,790,276)	(23,146,153)
Net decrease	(3,231,965)	($27,127,393)	(1,463,176)	($12,099,775)
Series II shares
Sold	513,743	$4,323,420	1,242,656	$9,900,324
Distributions reinvested	237,515	2,071,131	398,708	3,054,105
Repurchased	(4,506,024)	(37,948,689)	(4,732,078)	(39,862,046)
Net decrease	(3,754,766)	($31,554,138)	(3,090,714)	($26,907,617)
Series NAV shares
Sold	3,023,215	$25,053,648	4,577,927	$38,247,343
Distributions reinvested	244,540	2,137,280	298,210	2,290,250
Repurchased	(1,460,436)	(12,050,683)	(1,318,743)	(10,994,424)
Net increase	1,807,319	$15,140,245	3,557,394	$29,543,169
Net decrease	(5,179,412)	($43,541,286)	(996,496)	($9,464,223)

Lifestyle Growth Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,061,847	$12,496,185	4,959,562	$57,134,308
Issued in reorganization (Note 8)	4,537,595	54,305,992	1,739	20,161
Distributions reinvested	1,194,645	14,526,886	1,874,189	20,503,627
Repurchased	(7,195,796)	(85,008,260)	(5,315,129)	(61,245,606)
Net increase (decrease)	(401,709)	($3,679,197)	1,520,361	$16,412,490
Series II shares
Sold	3,188,584	$38,315,292	12,879,940	$147,738,186
Issued in reorganization (Note 8)	45,216,347	539,693,731	64,200	741,547
Distributions reinvested	17,082,747	207,213,716	28,988,975	316,269,722
Repurchased	(115,272,818)	(1,359,173,161)	(97,028,745)	(1,103,312,286)
Net decrease	(49,785,140)	($573,950,422)	(55,095,630)	($638,562,831)
Series NAV shares
Sold	4,038,033	$47,740,746	5,136,417	$59,371,113
Issued in reorganization (Note 8)	282,586	3,386,029	370,035	4,295,920
Distributions reinvested	786,469	9,571,337	1,138,569	12,467,334
Repurchased	(2,221,470)	(26,609,405)	(2,347,830)	(27,354,609)
Net increase	2,885,618	$34,088,707	4,297,191	$48,779,758
Net decrease	(47,301,231)	($543,540,912)	(49,278,078)	($573,370,583)

Lifestyle Balanced Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,478,357	$17,973,263	3,723,118	$44,177,769
Distributions reinvested	1,492,073	18,561,384	2,459,389	28,061,623
Repurchased	(8,253,133)	(100,830,143)	(4,938,155)	(58,649,395)
Net increase (decrease)	(5,282,703)	($64,295,496)	1,244,352	$13,589,997
Series II shares
Sold	3,545,384	$42,490,528	4,439,941	$52,727,982
Distributions reinvested	16,201,231	200,733,251	27,808,781	316,185,843
Repurchased	(89,464,101)	(1,089,370,496)	(93,001,760)	(1,097,637,727)
Net decrease	(69,717,486)	($846,146,717)	(60,753,038)	($728,723,902)
Series NAV shares
Sold	1,703,500	$20,934,779	1,874,990	$21,980,517
Distributions reinvested	2,242,832	27,945,681	3,530,871	40,357,860
Repurchased	(7,194,952)	(87,375,398)	(9,855,302)	(117,692,655)
Net decrease	(3,248,620)	($38,494,938)	(4,449,441)	($55,354,278)
Net decrease	(78,248,809)	($948,937,151)	(63,958,127)	($770,488,183)

23

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,496,455	$18,903,881	2,320,157	$28,475,912
Distributions reinvested	606,915	7,744,240	930,169	11,013,199
Repurchased	(2,936,624)	(36,956,462)	(3,373,751)	(41,337,466)
Net decrease	(833,254)	($10,308,341)	(123,425)	($1,848,355)
Series II shares
Sold	4,328,689	$53,753,240	7,149,442	$87,597,800
Distributions reinvested	5,681,881	72,159,891	9,204,781	108,524,364
Repurchased	(26,189,755)	(329,042,093)	(25,678,866)	(313,014,150)
Net decrease	(16,179,185)	($203,128,962)	(9,324,643)	($116,891,986)
Series NAV shares
Sold	2,253,208	$28,685,590	2,272,427	$28,196,366
Distributions reinvested	176,405	2,250,928	234,014	2,773,070
Repurchased	(1,642,902)	(20,686,129)	(557,030)	(6,840,984)
Net increase	786,711	$10,250,389	1,949,411	$24,128,452
Net decrease	(16,225,728)	($203,186,914)	(7,498,657)	($94,611,889)

Lifestyle Conservative Trust	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,984,576	$39,061,396	3,655,157	$47,025,267
Distributions reinvested	1,033,327	13,425,325	833,216	10,456,862
Repurchased	(2,989,830)	(39,183,515)	(4,084,609)	(52,359,593)
Net increase	1,028,073	$13,303,206	403,764	$5,122,536
Series II shares
Sold	11,632,562	$151,481,210	20,593,761	$264,659,660
Distributions reinvested	9,645,850	124,625,192	8,012,974	100,082,042
Repurchased	(20,688,535)	(268,504,504)	(32,150,261)	(408,670,426)
Net increase (decrease)	589,877	$7,601,898	(3,543,526)	($43,928,724)
Series NAV shares
Sold	1,262,318	$16,545,710	774,644	$10,019,011
Distributions reinvested	176,841	2,300,541	113,292	1,424,086
Repurchased	(316,598)	(4,143,101)	(511,644)	(6,567,528)
Net increase	1,122,561	$14,703,150	376,292	$4,875,569
Net increase (decrease)	2,740,511	$35,608,254	(2,763,470)	($33,930,619)

Affiliated share ownership.  Affiliates of the Trust owned 100% of shares of beneficial interest of Series NAV of the Portfolios, on December 31, 2012.

6.  PURCHASE AND SALE OF SECURITIES The following summarized the purchases and sales for the year ended December 31, 2012.

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive	$77,235,852	$114,338,077
Lifestyle Growth	5,394,292,733	6,424,311,602
Lifestyle Balanced	3,846,230,445	4,715,878,182
Lifestyle Moderate	937,378,594	1,127,901,488
Lifestyle Conservative	635,132,553	654,102,598

7.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying Fund’s net assets. For the year ended December 31, 2012, the following Portfolios held 5% or more of an underlying funds’ net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Aggressive Trust
	International Small Company Trust	9.31%
	Natural Resources Trust	7.45%
Lifestyle Growth Trust
	All Cap Core Trust	39.22%
	All Cap Value Trust	45.89%
	Alpha Opportunities Trust	54.43%
	Blue Chip Growth Trust	23.93%
	Bond Trust	21.65%
	Capital Appreciation Trust	33.33%
	Core Bond Trust	27.68%
	Emerging Markets Trust	54.42%
	Equity-Income Trust	29.13%
	Fundamental Large Cap Value Trust	43.42%
	Fundamental Value Trust	31.86%
	Global Bond Trust	17.16%
	Growth Equity Trust	62.53%
	Heritage Trust	51.90%
	International Core Trust	42.04%
Lifestyle Growth Trust (continued)
	JHF II International Growth Opportunities Fund	21.71%
	International Growth Stock Trust	44.82%
	International Value Trust	32.39%
	Mid Cap Stock Trust	19.29%
	Mid Cap Value Equity Trust	52.84%
	Mid Value Trust	19.04%
	New Income Trust	28.12%
	Short Term Government Income Trust	14.95%
	Small Cap Growth Trust	16.40%
	Small Cap Opportunities Trust	46.49%
	Small Cap Value Trust	11.48%
	Small Company Growth Trust	54.16%
	Small Company Value Trust	29.29%
	Smaller Company Growth Trust	27.20%
	Strategic Equity Allocation Trust	50.45%
	Total Return Trust	21.75%
	U.S. Equity Trust	48.18%

24

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Balanced Trust
	All Cap Core Trust	32.63%
	All Cap Value Trust	29.07%
	Alpha Opportunities Trust	32.51%
	Blue Chip Growth Trust	14.93%
	Bond Trust	31.16%
	Capital Appreciation Trust	19.41%
	Core Bond Trust	39.82%
	Emerging Markets Trust	34.29%
	Equity-Income Trust	15.93%
	Fundamental Large Cap Value Trust	27.50%
	Fundamental Value Trust	19.00%
	Global Bond Trust	24.97%
	Growth Equity Trust	32.53%
	Heritage Trust	43.96%
	International Core Trust	28.29%
	JHF II International Growth Opportunities Fund	14.09%
	International Growth Stock Trust	30.17%
	International Value Trust	20.50%
	Mid Cap Stock Trust	12.15%
	Mid Cap Value Equity Trust	44.36%
	Mid Value Trust	12.00%
	New Income Trust	40.54%
	Short Term Government Income Trust	21.24%
	Small Cap Growth Trust	10.74%
	Small Cap Value Trust	8.68%
	Small Company Growth Trust	34.03%
	Small Company Value Trust	18.00%
	Smaller Company Growth Trust	19.94%
	Strategic Equity Allocation Trust	30.01%
Lifestyle Balanced Trust (continued)
	Total Return Trust	31.50%
	U.S. Equity Trust	24.84%
Lifestyle Moderate Trust
	All Cap Value Trust	6.80%
	Alpha Opportunities Trust	7.81%
	Blue Chip Growth Trust	5.48%
	Bond Trust	11.53%
	Capital Appreciation Trust	7.49%
	Core Bond Trust	14.74%
	Equity-Income Trust	5.30%
	Fundamental Large Cap Value Trust	6.44%
	Global Bond Trust	9.14%
	International Core Trust	9.28%
	International Growth Stock Trust	9.02%
	International Value Trust	7.21%
	New Income Trust	14.95%
	Short Term Government Income Trust	7.69%
	Small Company Growth Trust	8.45%
	Smaller Company Growth Trust	5.09%
	Strategic Equity Allocation Trust	7.16%
	Total Return Trust	11.52%
Lifestyle Conservative Trust
	Bond Trust	12.64%
	Core Bond Trust	16.06%
	Global Bond Trust	10.16%
	New Income Trust	16.40%
	Short Term Government Income Trust	8.45%
	Total Return Trust	12.73%

8.  REORGANIZATIONS On April 17, 2012, the shareholders of Balanced Trust, Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust (the Acquired Portfolios) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to the Acquired Portfolios’ shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired Fund in favor of a larger Acquiring Fund that has the potential to achieve a better long-term performance record and potential opportunities for economies of scale than the Acquired Fund. Each Acquired Fund and the Acquiring Fund had similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring Portfolio was the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2012. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIOS	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION OF THE ACQUIRED PORTFOLIOS’ INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Growth Trust	Balanced Trust	$4,218,857	$60,322	358,260	352,219	$14,062,512,334	$14,066,731,191
Lifestyle Growth Trust	Core Allocation Trust	$132,471,252	$2,092,708	8,542,179	11,095,203	$14,066,731,191	$14,199,202,443
Lifestyle Growth Trust	Core Balanced Trust	$249,418,553	($10,317,465)	16,880,727	20,888,807	$14,199,202,443	$14,448,620,996
Lifestyle Growth Trust	Core Disciplined Diversification Trust	$211,277,090	$4,509,963	13,011,534	17,700,299	$14,448,620,996	$14,659,898,086

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2012. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

Fiscal year ended December 31, 2011 Portfolio mergers  On October 4, 2011, the shareholders of Core Diversified Growth & Income Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Lifestyle Growth Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to eliminate the underperforming Acquired Portfolio in favor of the Acquiring Portfolio that has a better

25

REORGANIZATIONS, CONTINUED

performance record and is expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolio was the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2011. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO’S INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO’S NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO’S TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Growth Trust	Core Diversified Growth & Income Trust	$5,057,628	$208,072	417,151	435,974	$13,761,830,966	$13,766,888,594

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2011. See Note 5 for capital shares issued in connection with the above referenced reorganization.

26

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust, which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2013

27

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On November 7, 2012, a Special Meeting of the Shareholders of John Hancock Variable Insurance Trust was held at 601 Congress Street, Boston, Massachusetts at 2:00 p.m., Eastern Time for the purpose of considering and voting upon:

Proposal One:	Election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT.

PROPOSAL ONE PASSED ON November 7, 2012.

	TOTAL VOTES FOR THE NOMINEE	TOTAL VOTES WITHHELD FROM THE NOMINEE
Charles L. Bardelis	11,105,366,517.47	394,706,686.27
James R. Boyle	11,141,796,268.29	358,276,935.45
Craig Bromley	11,136,836,731.78	363,236,471.96
Peter S. Burgess	11,120,258,461.18	379,814,742.56
William H. Cunningham	11,116,505,313.95	383,567,889.78
Grace K. Fey	11,116,524,628.88	383,548,574.85
Theron S. Hoffman	11,127,848,129.63	372,225,074.11
Deborah C. Jackson	11,116,937,711.41	383,135,492.32
Hassell H. McClellan	11,114,151,247.16	385,921,956.58
James M. Oates	11,119,162,823.01	380,910,380.73
Steven R. Pruchansky	11,110,402,706.93	389,670,496.80
Gregory A. Russo	11,125,500,934.48	374,572,269.26
Warren A. Thomson	11,140,244,986.00	359,828,217.74

28

John Hancock Variable Insurance Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).
Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) 1997-2000).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

29

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

Steven R. Pruchansky Born: 1944	Vice Chairperson/Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

30

John Hancock Variable Insurance Trust

Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).
Trustee, John Hancock retail funds (since 2012 and 2005-2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (2001-2013, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions).
Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Boyle, Bromley and Thomson are “interested persons” (as defined in the 1940 Act) due to their positions with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).
President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

31

John Hancock Variable Insurance Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005-2008).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Assistant Treasurer, John Hancock Variable Insurance Trust (2010-2012 and 2007-2009, including prior positions); Treasurer, John Hancock Fund II (since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

32

John Hancock Variable Insurance Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies, if any, relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

33

John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRESORTED STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

Management of the Trust

Trustees
James M. Oates,** Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/12
2/13

1115018: 0213

American Funds

®

The right choice for the long term

®

Special feature

Finding opportunities

► See inside

Annual report for the year ended December 31, 2012

American Funds Insurance Series

®

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Please note that this report applies to the funds listed under “Investment portfolios” on the next page. American Funds Insurance Series Protected Asset Allocation FundSM has a separate annual report.

The summary investment portfolios (with the exception of Mortgage Fund and Cash Management Fund, which show a complete listing of portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Fellow investors:

Casting aside concerns about slowing economic growth in China, the U.S. fiscal cliff and the omnipresent European debt crisis, investors lifted stocks in most major markets around the world in 2012. The newfound confidence also helped the funds in American Funds Insurance Series, with every stock and bond fund recording gains for the year, many of them double-digit returns.

The year began amid a global stock rally that ended in April. Many markets had significant declines in May, though most recovered nicely in the second half. The U.S. had a slightly weak fourth quarter because of a selloff after the presidential election and concerns that negotiations might fail to avert the looming fiscal cliff.

The U.S. stock market, as measured by Standard & Poor’s 500 Composite Index, gained 16.0% in 2012. While a strong return, a number of markets in the MSCI ACWI (All Country World Index) did better. Belgium had the best developed-market return for the year, gaining 39.6%, while Denmark was up 31.3% and Singapore rose 31.0%. The countries at the heart of the European crisis — Portugal, Ireland, Italy, Greece and Spain — were again among the weakest developed markets.

However, in a sign that European austerity programs are beginning to work, those five countries ended the year ahead, with Italy gaining 12.5% and Ireland up 5.7%, followed by Greece (+4.5%), Portugal (+3.5%) and Spain (+3.0%). Overall, the MSCI ACWI gained 16.1%. Developing countries did even better, with the MSCI Emerging Markets Index gaining 18.2%, led by Turkey (+64.2%), Egypt (+47.1%) and the Philippines (+46.4%). Returns for all MSCI indexes are calculated in U.S. dollars and reflect dividends net of withholding taxes. All market indexes referenced in this report are unmanaged and, therefore, have no expenses.

The resurgent investor confidence in 2012 spread to bond markets, where higher yielding securities were in demand. The J.P. Morgan Emerging Markets Bond Index Global gained 18.5% and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 15.8%. The Barclays U.S. Aggregate Index, which measures investment-grade bonds, rose 4.2% mainly as a result of corporate bonds. The Barclays Global Aggregate Index gained 4.3%. The yield on the 10-year U.S. Treasury set a new historic low during the year. As of December 31, it was 1.78%, compared with 1.89% at January 1, 2012.

In this report

Special feature

Finding opportunities:
The benefit of global research

Letter to investors

Fund reviews

Investment portfolios

Global Discovery FundSM

Global Growth FundSM

Global Small Capitalization FundSM

Growth FundSM

International FundSM

New World Fund®

Blue Chip Income and Growth FundSM

Global Growth and Income FundSM

Growth-Income FundSM

International Growth and Income FundSM

Asset Allocation FundSM

Global Balanced FundSM

Bond FundSM

Global Bond FundSM

High-Income Bond FundSM

Mortgage FundSM

U.S. Government/AAA-Rated Securities FundSM

Cash Management FundSM

Financial statements

American Funds Insurance Series

The U.S. dollar weakened against all major currencies except the Japanese yen, which lost 11.0% partly because of concerns about Japan’s massive national debt (the world’s largest relative to national gross domestic product) and recently due to renewed monetary easing after elections. Only the Argentine peso (–12.4%) fared worse than the yen. The Polish zloty was the year’s strongest currency versus the U.S. dollar with a gain of 11.0%, followed by the Hungarian forint (+9.8%) and Colombian peso (+9.7%). Several developed-country currencies gained against the U.S. dollar, notably the Norwegian krone (+7.2%), Singapore dollar (+6.2%) and New Zealand dollar (+5.8%).

As we noted earlier, 2012 was a good year for most of the funds in American Funds Insurance Series. All the equity funds had double-digit gains, as did High-Income Bond Fund, which often has results more in line with an equity fund. The only negative result came from our money market fund, Cash Management Fund, which continues to be hampered by unusually low interest rates.

Looking ahead

We always encourage investors to remain focused on their long-term financial goals and not to get too distracted by negative headlines. That approach was rewarded in 2012 as three of the main issues that led to disappointing results in 2011 — the European debt crisis, U.S. budget difficulties and slowing growth in China — continued to dominate the news in 2012 and into 2013.

We have recently seen signs of improvement regarding these issues — data from China indicates its economy is picking up, austerity measures in Europe appear to be working, and in the U.S. we didn’t go over the fiscal cliff. The structural financial problems in Europe and the U.S. are not solved, so concerns are likely to reappear from time to time, but we seem to have avoided worst-case scenarios. In other positive news, U.S. companies have healthy cash reserves and consumer spending is increasing, as evidenced by the improving housing market and five-year high for new car sales.

Of course, these promising signs don’t mean we should become complacent — no one knows what will happen tomorrow, next week or next month. That’s why it’s important to keep a long-term perspective and not be distracted by events that will inevitably challenge markets.

For our part, we maintain a long-term horizon that is unique in the industry. We have a large group of talented and very experienced investment professionals who deeply investigate each security before we invest. We are confident that we have all the ingredients to continue to identify companies that can withstand macro pressures and prosper over the long term. For a closer look at our investment process, we invite you to read this report’s feature article, “Finding opportunities: The benefit of global research.”

Thank you again for your support. We look forward to reporting to you in six months.

Cordially,

Donald D. O’Neal
Vice Chairman of the Board

Alan N. Berro
President

February 8, 2013

Protected Asset Allocation FundSM

On September 28, 2012, American Funds Insurance Series introduced a new fund, Protected Asset Allocation Fund.

Protected Asset Allocation Fund invests primarily in shares of American Funds Insurance Series Asset Allocation Fund. However, the fund seeks to provide lower volatility than the underlying fund through the use of a risk management strategy that adjusts its effective exposure to stocks during periods of market volatility.

Because of its unique structure, Protected Asset Allocation Fund does not appear in this report. The fund has its own annual report and prospectuses, which are available to view and download at americanfunds.com/afis.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
The Americas
United States	52.4%
Mexico	.5
52.9

Europe
United Kingdom	5.4
Germany	3.6
Ireland	2.6
Finland	1.6
France	1.3
Russia	1.2
Other	2.6
18.3

Asia/Pacific Basin
China	7.3
Hong Kong	2.0
Japan	1.6
Other	1.7
12.6

Other regions
Israel	1.4
South Africa	.7
2.1

Short-term securities & other assets less liabilities	14.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2
1 year	20.81%	20.52%
5 years	0.68	0.43
10 years	9.23	8.96
Lifetime (since July 5, 2001)	5.11	4.85
Expense ratios	.62	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The indexes are unmanaged and, therefore, have no expenses.

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Discovery Fund rose 20.52% for the 12 months ended December 31, 2012, while the S&P 500 gained 15.99% and the Global Service and Information Index saw an increase of 19.09%.

          The fund benefited from strong stock selection of consumer discretionary holdings, most notably the rise in share price of Netflix and Sky Deutschland, a Germany-based media company. Holdings of companies in information technology, telecommunication services, financials and utilities — led by ENN Energy Holdings, a China-domiciled utilities company — were all beneficial to the fund. Cash holdings were a drag on fund results.

          On December 5, 2012, the board of trustees of American Funds Insurance Series approved the merger of Global Discovery Fund into Global Growth Fund. It is anticipated that the merger will be consummated in May 2013; however, the fund reserves the right to delay the closing. At such time, beneficial owners of shares of Global Discovery Fund will automatically receive a proportionate number of shares of Global Growth Fund based on each fund’s net asset value at the time of the merger.

American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund gained 22.56% for the 12 months ended December 31, 2012, handily outpacing the MSCI ACWI (All Country World Index), which rose 16.13%.

          Investors set aside concerns about the ongoing problems in Europe, slowing growth in China, the U.S. fiscal cliff and political transitions to lift most major markets to significant gains in 2012. The fund’s best results on an absolute basis came from holdings in the financials sector, particularly insurance and diversified financial services companies. Consumer discretionary holdings benefited from growing consumer confidence and an improved housing market, while beverage companies in the consumer staples sector also did well. In health care, holdings in biotechnology and pharmaceutical companies were strong.

          An excess supply of oil and raw materials drove down prices, hurting some of the fund’s holdings in the energy sector.

          While the global outlook remains uncertain, the fund’s portfolio counselors continue to find attractive investment opportunities.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
The Americas
United States	37.7%
Canada	1.9
Mexico	1.5
Other	.7
41.8

Europe
United Kingdom	6.6
France	5.1
Switzerland	4.1
Netherlands	2.8
Belgium	2.5
Germany	2.3
Denmark	2.3
Other	1.2
26.9

Asia/Pacific Basin
Japan	6.8
China	3.7
Hong Kong	2.4
Australia	2.0
South Korea	1.8
Taiwan	1.6
India	1.5
Other	.9
20.7

Other regions
South Africa	4.7

Short-term securities & other assets less liabilities	5.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	22.89%	22.56%	22.31%
5 years	2.06	1.81	1.56
10 years	10.52	10.24	9.97
Lifetime (since April 30, 1997)	9.02	8.76	8.48
Expense ratios	.56	.81	1.06	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
The Americas
United States	39.5%
Brazil	2.2
Canada	1.1
Other	.8
43.6

Asia/Pacific Basin
China	7.4
Hong Kong	6.8
Philippines	4.1
South Korea	2.4
Thailand	2.3
Singapore	1.7
India	1.6
Australia	1.3
Other	3.8
31.4

Europe
United Kingdom	8.7
Ireland	2.4
Germany	1.7
Switzerland	.5
Russia	.5
Other	3.0
16.8

Other regions	.1

Short-term securities & other assets less liabilities	8.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012
	Class 1	Class 2	Class 4
1 year	18.51%	18.18%	17.94%
5 years	–2.34	–2.59	–2.82
10 years	12.16	11.88	11.60
Lifetime (since April 30, 1998)	9.28	9.02	8.74
Expense ratios	.75	1.00	1.25	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI Small Cap results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund gained 18.18% for the 12 months ended December 31, 2012. The MSCI All Country World Small Cap Index rose 18.06%.

          Despite the cacophony of troubling macroeconomic news, the fund’s portfolio counselors continued to focus on companies and their fundamentals and growth prospects. Strong stock selection among consumer discretionary holdings benefited the fund the most, highlighted by the rise in stock price of two Hong Kong-domiciled companies that operate hotels and casinos in Macau, China, and by Lions Gate Entertainment. Other holdings that aided the fund for the year were consumer staples, information technology, utilities and industrials companies.

          Holdings of companies in the materials sector detracted from fund results, as did net assets held in cash in a broadly positive year for equities. On a country basis, holdings of companies based in Hong Kong and the Philippines were additive, while holdings domiciled in Australia and the United Kingdom created a drag on results.

          As macroeconomic worries persist and as we enter a potential slow-growth environment, the fund’s portfolio counselors will continue to seek out companies with superior products that can prosper in every economic environment.

American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 17.89% for the 12 months ended December 31, 2012, while the S&P 500 rose 15.99%.

          After a strong start to the year, stocks faltered in April and May amid renewed concerns about the debt crisis in Europe and weaker economic data in the U.S. and China. A midyear rally resulted in substantial gains for most markets in the second half of 2012, though the U.S. was weak in the fourth quarter.

          The health care sector continued to be one of the main contributors to the fund’s results, with several biotechnology companies recording strong gains. Increasing consumer confidence helped lift companies in the consumer discretionary sector, including several of the fund’s largest holdings. Information technology and financial holdings also contributed to results.

          The fund’s weakest sectors were materials and energy, which have experienced lower demand in recent months as economic growth has stalled in China and other key economies.

          Outside the U.S., the fund’s best results again came from holdings in Spain, India and the Netherlands. Holdings in Brazil and South Africa declined.

          As global uncertainty persists, the fund’s portfolio counselors continue to search for companies with good valuations and accelerating growth prospects.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	18.19%	17.89%	17.97%	17.63%
5 years	1.16	0.91	0.98	0.66
10 years	9.03	8.76	8.84	8.49
Lifetime (since February 8, 1984)	12.21	11.91	12.01	11.65
Expense ratios	.35	.60	.53	.85	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
Europe
Germany	11.2%
United Kingdom	10.1
Switzerland	7.9
France	7.5
Russia	2.9
Belgium	2.0
Sweden	1.5
Other	4.7
47.8

Asia/Pacific Basin
Japan	9.9
China	7.4
Hong Kong	7.2
South Korea	7.2
India	5.8
Indonesia	1.7
Thailand	1.2
Other	2.0
42.4

Other regions
South Africa	1.7
Israel	1.7
3.4

The Americas
Brazil	1.6
Other	1.6
3.2

Short-term securities & other assets less liabilities	3.2

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	18.21%	17.91%	17.97%	17.65%
5 years	–1.82	–2.07	–2.00	–2.31
10 years	9.93	9.66	9.74	9.39
Lifetime (since May 1, 1990)	8.37	8.09	8.18	7.83
Expense ratios	.54	.79	.72	1.04	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI ex USA results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund increased 17.91% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index) ex USA gained 16.83%.

          Despite the challenging year in which Europe faced possible long-term stagnation, China recorded slower gross domestic product (GDP) growth, the U.S. had stubbornly high unemployment rates and Japan fell deeper into recession, global stock markets still managed strong gains.

          Companies based in Germany, such as Bayer, BMW and Daimler, continued their strong results. As well, some European industrial companies, including Assa Abloy and Bureau Veritas, contributed to the fund. Mindray, a China-based medical equipment manufacturer, also buoyed results. The fund’s cash holdings and lower concentration of financial stocks were detractors.

          The macroeconomic outlook is somewhat brighter than a year ago given the signs of recovery and less political uncertainty now that elections in the U.S., China and France are decided. It is possible, however, that some of this positive sentiment may be reflected in the recent strong equity returns. No matter the macroeconomic backdrop, the fund’s portfolio counselors will continue to seek well-managed companies at attractive valuations.

American Funds Insurance Series

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund rose 17.82% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index) gained 16.13%, and the MSCI Emerging Markets Index was up 18.22%.

          In the first half of the year, investors focused on macroeconomic issues such as the potential “hard landing” in China and the European debt crisis; however, as the year progressed and markets realized these issues were not as detrimental as predicted, stocks generally did quite well.

          Strong stock selection of consumer staples companies boosted fund results for the year — highlighted by Russia-based retailer Magnit, and Shoprite Holdings, a South African supermarket retailer. Industrials, utilities and health care companies also aided fund returns — the latter led by Amil Partiçipacões, a Brazil-based health care services company, and by Novo Nordisk of Denmark. On a relative basis, information technology holdings lagged. Holdings of companies domiciled in South Africa, Russia and Japan benefited the fund. Net assets held in cash detracted from fund results.

          Moving forward, the fund’s portfolio counselors will continue to make sure that they are still very comfortable with the fundamentals of the stocks they select, they understand their competitive dynamic and they believe these companies are the ones the fund should be holding long term.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
Asia/Pacific Basin
China	5.8%
India	4.8
Japan	4.0
Australia	3.8
Hong Kong	3.4
Philippines	2.6
Indonesia	2.4
South Korea	2.2
Taiwan	1.7
Other	.8
31.5

Europe
United Kingdom	5.4
Russia	5.0
Switzerland	4.2
France	3.5
Germany	2.3
Denmark	1.4
Turkey	1.4
Belgium	1.3
Other	4.2
28.7

The Americas
United States	10.8
Mexico	5.2
Brazil	2.5
Canada	2.2
Colombia	1.1
Other	2.2
24.0

Other regions
South Africa	8.3
Other	.4
8.7

Short-term securities & other assets less liabilities	7.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	18.13%	17.82%	17.58%
5 years	0.86	0.61	0.36
10 years	13.97	13.69	13.41
Lifetime (since June 17, 1999)	9.66	9.38	9.11
Expense ratios	.79	1.04	1.29	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI and MSCI Emerging Markets results reflect dividends net of withholding taxes. The indexes are unmanaged and, therefore, have no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	14.18%	13.88%	13.64%
5 years	0.85	0.59	0.35
10 years	6.90	6.62	6.37
Lifetime (since July 5, 2001)	3.12	2.85	2.61
Expense ratios	.43	.68	.93	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 13.88% for the 12 months ended December 31, 2012. The S&P 500 rose 15.99%.

          Despite investor concerns about the fiscal cliff, the presidential election and other issues, the U.S. equity market steadily moved higher. Highlighting the year for the fund was strong stock selection in health care, led by Amgen and Gilead Sciences. Holdings of companies in telecommunication services, consumer discretionary and consumer staples also were positive contributors to results.

          The fund had a lower concentration in the financials sector — which detracted on a relative basis — mainly because many of those companies cut their dividends in 2008 and still do not pay a meaningful dividend, and income is an important component of the fund’s objective. Less exposure to information technology companies also was a drag on returns.

          The fund is primarily investing in high-quality U.S. companies, but since it’s a global economy, fiscal concerns in the U.S. are not the only determining factor of results. However, as fiscal issues in Europe, China and elsewhere appear to be turning around, the fund could benefit from major exposures to information technology, energy and capital goods.

American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 17.56% for the 12 months ended December 31, 2012, while the MSCI ACWI (All Country World Index) rose 16.13%.

          Most major markets shrugged off concerns about the European debt crisis and slowing growth in China to record strong returns in 2012.

          Several of the fund’s largest holdings were among the main contributors to the result for the year, including some companies in the consumer discretionary sector that have benefited from increasing consumer confidence and an improving real estate market.

          Most of the fund’s industry sectors had double-digit gains for the year. The weakest areas continued to be materials, where companies have been hurt by slowing global demand, and energy, though the fund’s relatively low exposure to the latter sector was a plus. The fund’s cash holdings were a drag in the rising markets.

          Outside the U.S., holdings in Japan, Taiwan and the United Kingdom had the most positive impact on the fund’s results, while Canada, the Netherlands and South Africa were generally weak.

          The fund’s portfolio counselors are monitoring global macroeconomic issues that could create headwinds in 2013, but they believe valuations of many companies remain reasonable and see plenty of opportunities for long-term investors.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
The Americas
United States	47.0%
Canada	5.1
Mexico	.8
52.9

Asia/Pacific Basin
Taiwan	4.4
China	3.3
Japan	3.3
Australia	2.8
Hong Kong	2.0
Singapore	1.3
India	1.3
Indonesia	.6
Other	1.5
20.5

Europe
France	6.3
United Kingdom	5.8
Germany	3.1
Switzerland	2.1
Netherlands	1.3
Belgium	.6
Other	.9
20.1

Other regions
South Africa	2.9

Bonds, short-term securities & other assets less liabilities	3.6

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	17.93%	17.56%	17.27%
5 years	0.79	0.55	0.27
Lifetime (since May 1, 2006)	4.00	3.74	3.47
Expense ratios	.63	.88	1.12	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	17.79%	17.48%	17.59%	17.21%
5 years	1.20	0.95	1.02	0.70
10 years	7.24	6.97	7.05	6.71
Lifetime (since February 8, 1984)	10.74	10.43	10.54	10.19
Expense ratios	.29	.54	.47	.79	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 17.48% for the 12 months ended December 31, 2012, compared with a 15.99% increase for the S&P 500.

          Growing consumer confidence and an improved housing market in the U.S. helped companies in the consumer discretionary sector, which had the fund’s best returns. Stock selection was a key factor, with holdings in the media industry, particularly two cable TV companies, having the most impact.

          Good stock selection also helped in other sectors, including health care — where several of the fund’s investments in U.S. biotechnology companies were up more than 30% — telecommunication services and information technology.

          The fund’s weakest sector was energy, where companies were hurt by falling oil prices and lower demand. A relatively low weighting in financial companies also held back results. Because of ongoing macro concerns, the portfolio counselors held a sizable portion of assets in cash. This cautionary measure helped the fund when stocks declined in the second quarter, but proved a drag on the full-year return.

          While problems in Europe, China and the U.S. persist, there have recently been encouraging developments. The fund’s portfolio counselors remain confident that the fund’s holdings can prosper over the long term.

American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 16.50% for the 12 months ended December 31, 2012, slightly trailing the 16.83% return of the MSCI ACWI (All Country World Index) ex USA.

          Most major markets had strong returns in 2012 despite ongoing concerns about the debt crisis in Europe, slowing growth in China and the U.S. fiscal cliff.

          Several of the fund’s largest holdings continued to make solid contributions to results, including tobacco, oil and gas, and utility companies that have provided good yields and predictable returns.

          The fund’s low exposure to financial companies relative to its benchmark index has been a benefit in recent years, but held back results this year when European banks rallied after the European Central Bank reaffirmed its support for the euro.

          The portfolio counselors are encouraged by economic development in Southeast Asia and believe fund holdings in the region can benefit. They are also excited about the prospects for some of the portfolio’s technology companies involved in touch displays and mobile devices.

          Optimism that the European situation will be resolved without a breakup of the European Union has helped some European and cyclical holdings in recent months. However, much remains to be done to restore competitiveness in southern European countries and the fund remains quite defensively positioned.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
Europe
United Kingdom	19.7%
France	6.5
Sweden	6.2
Switzerland	4.3
Germany	3.5
Russia	3.5
Netherlands	2.6
Belgium	1.3
Other	3.4
51.0

Asia/Pacific Basin
Japan	6.0
China	5.7
Hong Kong	5.5
Taiwan	3.7
Australia	3.6
Indonesia	2.2
Singapore	1.9
Thailand	1.4
India	1.0
Other	1.1
32.1

The Americas
United States	4.7
Canada	1.8
Mexico	1.0
Other	.5
8.0

Other regions
Other	.1

Short-term securities & other assets less liabilities	8.8

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	16.84%	16.50%	16.28%
Lifetime (since November 18, 2008)	14.69	14.40	14.13
Expense ratios	.73	.99	1.24	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI ex USA results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	16.44%	16.19%	16.28%	15.89%
5 years	3.21	2.96	3.04	2.71
10 years	7.63	7.36	7.44	7.10
Lifetime (since August 1, 1989)	8.16	7.87	7.96	7.62
Expense ratios	.31	.56	.49	.81	[2]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The indexes are unmanaged and, therefore, have no expenses.

1 The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

2 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund gained 16.19% for the 12 months ended December 31, 2012. Its benchmark indexes, the S&P 500 for stocks and the Barclays U.S. Aggregate Index for bonds, rose 15.99% and 4.21%, respectively. The 60/40 S&P/ Barclays Index1 gained 11.30%.

          After a strong start to the year, U.S. stocks faltered in April and May before a midyear rally that continued until October when investors lost patience with the fiscal cliff negotiations.

          Holdings in eight of the fund’s 10 industry sectors recorded double-digit gains for the year. Better U.S. housing data, stronger auto sales and rising consumer confidence lifted stocks in the consumer discretionary sector, which had the fund’s best returns. Media, specialty retail and auto companies were the sector’s major contributors. The financials sector also provided strong results, while the fund’s second-smallest sector, utilities, was the weakest.

          The fund’s holdings outside the U.S. were generally positive; the Netherlands, South Korea, France and South Africa had the most impact.

          During 2012, the portfolio counselors continued to emphasize investments in stocks, which accounted for 71.6% of net assets at December 31, down from 74.8% a year earlier.

American Funds Insurance Series

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 12.24% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index), which measures global stocks, gained 16.13% and the Barclays Global Aggregate Index, a measure of global investment-grade bonds, rose 4.32%. The 60/40 MSCI/Barclays Index1 gained 11.45%.

          As macroeconomic concerns that existed early in the year receded, the fund’s portfolio counselors had opportunities to buy stocks of companies at low valuations. Good fundamental analysis and a focus on high-conviction ideas, such as Amazon, worked well for the fund.

          The fund had a number of investments that benefited from continuing growth in developing consumer markets, as evidenced by strong stock selection of consumer staples and consumer discretionary companies. Industrials companies also aided fund results, led by Schneider Electric, a French manufacturer of electrical equipment. Holdings of materials companies were a relative detractor to results.

          In the fixed-income portion, the biggest contributors to returns were corporate bonds in the financials sector. As equities have done well, the fund’s portfolio counselors will continue to base their stock selection on solid fundamentals and growth prospects for the long term.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Five largest sectors in common stock holdings	(percent of net assets	)
Consumer staples	8.3%
Industrials	8.0
Consumer discretionary	7.8
Financials	7.8
Energy	6.3

Currency diversification				(percent of net assets)

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	28.8%	17.3%	(2.3)%	5.7%	49.5%
Euros	9.2	3.5	.9	—	13.6
British pounds	5.8	1.0	—	—	6.8
Japanese yen	1.2	3.1	1.4	—	5.7
Hong Kong dollars	2.7	—	—	—	2.7
South African rand	2.4	.1	—	—	2.5
Swiss francs	2.4	—	—	—	2.4
Canadian dollars	1.7	.5	—	—	2.2
Swedish kronor	1.1	1.0	—	—	2.1
New Taiwan dollars	1.8	—	—	—	1.8
Other currencies	5.2	5.5	—	—	10.7
					100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	12.58%	12.24%	11.95%
Lifetime (since May 2, 2011)	3.53	3.29	2.98
Expense ratios	.72	.97	1.22	[2]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The indexes are unmanaged and, therefore, have no expenses.

1 The 60/40 MSCI/Barclays Index blends the MSCI ACWI (All Country World Index) with the Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

2 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	5.58%	5.37%	5.09%
5 years	4.21	3.97	3.70
10 years	5.25	4.99	4.73
Lifetime (since January 2, 1996)	5.50	5.24	4.97
Expense ratios	.39	.64	.89	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 5.37% for the 12 months ended December 31, 2012. The Barclays U.S. Aggregate Index rose 4.21%.

          For the year, credit markets did well for the first nine months, pulled back as fiscal issues loomed in the U.S., but still finished the year with positive returns. Corporate bond spreads remained low, and Treasury rates remained stable and low, which suggests slow but positive economic growth. Credit risk was optimal because of the Federal Reserve’s supportive monetary policies, both by holding borrowing rates at or near 0% and quantitative easing.

           In the search for investor yield, the biggest contributors to the fund’s returns were commercial-backed and agency mortgage-backed securities. In corporate bonds, holdings of commercial banks, oil, gas & consumable fuels, diversified telecommunication services and media benefited the fund.

          The Fed will next consider its monetary policy when the U.S. unemployment rate reaches 6.5%. Eventually, interest rates will rise in the U.S., particularly if the economy continues to improve. Furthermore, while Europe continues to solve its fiscal problems, the euro zone economy has still not completely healed.

American Funds Insurance Series

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 6.19% for the 12 months ended December 31, 2012, outpacing the Barclays Global Aggregate Index, which rose 4.32%.

          The ongoing European debt crisis and slowing economic growth in the U.S. and China created much volatility in bond markets during the year, some of which benefited the fund. The euro crisis intensified in the summer, with the markets losing confidence in Spain and Italy. The final quarter was characterized by a gradual recovery in European markets in response to the European Central Bank’s reaffirmation of its support for the euro, along with fears over the U.S. fiscal cliff.

          Bonds issued by some developing countries, notably Poland, Mexico and South Korea, helped the fund’s result. In developed markets, bonds issued by euro zone countries had the most positive impact, while Japanese government bonds detracted from returns. Corporate bonds — particularly financials and telecommunication services — and mortgage-backed securities remained strong.

          Recent encouraging economic data point to a gradual global recovery. This could create opportunities for the fund, which remains well-diversified with holdings in more than 30 countries, including several emerging markets.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

(percent of net assets)

Currency weighting (after hedging) by country

United States[1]	42.1%
EMU[2]	17.0
Japan	16.2
Sweden	4.7
Poland	4.2
Mexico	2.7
South Korea	2.7
Norway	1.9
Canada	1.7
United Kingdom	1.5
Malaysia	1.3
Singapore	.9
Other	3.1
Total	100.0%

Non-U.S. government bonds by country

Japan		10.9%
EMU[2]:
Germany	3.4%
Spain	2.7
Italy	1.8
Austria	1.2
Other	3.1	12.2

Sweden		4.7
Poland		4.4
Mexico		4.3
South Korea		2.8
United Kingdom		2.1
Norway		1.9
Canada		1.8
Malaysia		1.2
Other		5.5
Total		51.8%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2		Class 4
1 year	6.43%	6.19%		5.85%
5 years	6.05	5.81		5.51
Lifetime (since October 4, 2006)	6.79	6.52	[3]	6.25
Expense ratios	.56	.81		1.06	[4]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 Includes U.S. dollar-denominated debt of other countries, totaling 11.2%.

2 European Monetary Union consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.

3 Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

4 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	13.90%	13.70%	13.67%	13.37%
5 years	7.39	7.13	7.20	6.86
10 years	8.92	8.66	8.72	8.38
Lifetime (since February 8, 1984)	9.59	9.25	9.40	9.05
Expense ratios	.48	.73	.66	.98	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 13.70% for the 12 months ended December 31, 2012. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index gained 15.78%.

          The absolute returns were strong in high-yield markets due to the continuing search for yield by fixed-income investors. The low-growth environment was beneficial for high-yield holdings, as interest rates remain low.

          The fund was buoyed most by corporate bond holdings in wireless telecommunication services, building products, IT services, media, commercial banks, diversified telecommunication services, health care equipment & supplies, and hotels, restaurants & leisure. Corporate bonds in electric utilities, paper & forest products, and aerospace & defense detracted from results. Also creating a drag on results was the fund’s more conservatively allocated portfolio — as indicated by a higher percentage of investment-grade holdings with lower returns than its benchmark.

          Looking forward, the fund’s portfolio counselors are mindful of the risk of an increase in interest rates but do not expect a sharp rise in the short term. Bond markets will react to the economy improving, but all of this may be in a slow-growth environment. Yields, interest rates and spreads will likely remain low so returns may be modest.

American Funds Insurance Series

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 2.38% for the 12 months ended December 31, 2012, while the Barclays U.S. Mortgage-Backed Securities Index rose 2.59%.

          With the low-yield and low-spread environment during 2012, the fund’s portfolio counselors maintained a sizeable cash position, which was a drag on results.

          The agency mortgage-backed securities market continues to receive substantial support from the Federal Reserve purchase program, keeping mortgage prices high and, consequently, mortgage rates low. Given the profitability of refinances for mortgage originators, the fund’s portfolio counselors expect refinancing to remain high in 2013. Therefore, they have positioned the portfolio to have a low weighting in mortgages that are most exposed to an increase in refinancing.

          In early 2013, important regulations will be finalized that should provide more clarity on rules for mortgage originations and encourage the origination of non-agency mortgage-backed securities. Assuming these securities are appropriately constructed, the fund’s portfolio counselors will look to selectively invest in attractive opportunities in non-agency mortgage-backed securities.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Breakdown of mortgage-backed obligations		(percent of net assets)

30-year pass-throughs:
Fannie Mae	5.4%
Freddie Mac	18.8
Ginnie Mae	25.8	50.0%
15-year pass-throughs		8.3
Other		16.7
Total		75.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	2.57%	2.38%	2.09%
Lifetime (since May 2, 2011)	4.42	4.20	3.92
Expense ratios	.45	.70	.95	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Breakdown of mortgage-backed obligations		(percent of net assets)

30-year pass-throughs:
Fannie Mae	21.7%
Freddie Mac	8.5
Ginnie Mae	7.3	37.5%
15-year pass-throughs		8.9
Other		6.5
Total		52.9%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	2.22%	1.91%	2.02%	1.74%
5 years	5.30	5.04	5.10	4.78
10 years	4.60	4.34	4.41	4.08
Lifetime (since December 2, 1985)	6.69	6.39	6.50	6.16
Expense ratios	.34	.59	.52	.84	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.91% for the 12 months ended December 31, 2012. The Barclays U.S. Government/Mortgage-Backed Securities Index rose 2.27%.

          The year was dominated by the economic slowdown, which started a bond rally in late spring that extended into the summer. Longer term U.S. Treasuries did well in the rally but the benefit for the fund was muted by its emphasis on shorter term Treasuries.

          As the economy slowed, bond yields fell and mortgage bond spreads tightened. In the fourth quarter, markets were overshadowed by negotiations to avert the looming fiscal cliff.

          Mortgage-backed securities provided the fund’s best results for the year. Holdings in higher coupon mortgages came under pressure toward the end of the year as record low mortgage rates spurred refinancing activity.

          While Treasury rates remain low and mortgage and agency bond spreads are tight, the fund’s portfolio counselors are retaining a cautious stance. Domestic demand could be sluggish in the first half of 2013 because of the payroll tax hike and increased tax rates for higher income households. As the year progresses, the improving housing market and strong auto sales should help economic growth gain traction.

American Funds Insurance Series

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. An investment in Cash Management Fund is not insured or guaranteed by the FDIC or any other government agency. It is important to remember that the fund is not managed to maintain a stable net asset value at $1.00 per share. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Cash Management Fund declined 0.45% for the 12 months ended December 31, 2012.

          Interest rates hit new record lows during 2012 and are unlikely to rise in the near future. In this environment, the fund’s expenses may continue to exceed its income.

          We would like to remind investors that the fund does not guarantee a stable net asset value, so negative returns when interest rates are extremely low are not unexpected.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Federal agency discount notes	37.0%
Commercial paper	31.9
U.S. Treasuries	29.8
Discount notes	1.7
Other assets less liabilities	(.4)
Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	–0.18%	–0.45%	–0.35%	–0.65%
5 years	0.30	0.04	0.12	–0.20
10 years	1.57	1.32	1.39	1.06
Lifetime (since February 8, 1984)	4.11	3.81	3.92	3.59
Expense ratios	.34	.59	.52	.84	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

As of December 31, 2012, Cash Management Fund’s annualized seven-day SEC yield was –0.20% for Class 1 shares; –0.45% for Class 2 shares; –0.38% for Class 3 shares; and –0.23% for Class 4 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Finding opportunities:

The benefit of global research

One of the defining characteristics of American Funds is our focus on research. We call it the backbone of our investment management system. Research plays a critical role in investment decisions for the funds in American Funds Insurance Series, giving the series’ portfolio counselors and investment analysts a complete view of the potential opportunities and pitfalls of securities under consideration.

American Funds Insurance Series

The research process starts with investment analysts, who have specialized knowledge of the companies and industries they follow. Many have been following the same companies for decades. Says series vice chairman and Growth-Income Fund portfolio counselor Don O’Neal, “The investment analysts are the core of our research, where all the ideas get generated. What’s great about our system is that on one side we have this vast store of expert knowledge — the investment analysts — and on the other side is a reservoir of experience and perspective — the portfolio counselors. Mix them together and we have pretty good investment judgment.”

Global view

“Research has been one of our core strengths since the inception of the company in the 1930s,” adds Don. “I think what’s unique about the way we do research is our global integration. For example, every week we bring together people to talk about what’s going on in technology. There are a range of people on the call, mostly investment analysts, from Asia, from the U.S. and from Europe.

“Research trips are another example of our global approach. In August, a group of investment analysts and portfolio counselors from around the world visited Silicon Valley; we saw five or six technology companies a day. This annual get-together is a great opportunity to not only meet companies but also exchange ideas with colleagues on company-specific topics that come up in the meetings, as well as items that might affect the big picture.”

Some research visits are more geographically oriented than industry-focused. For example, a group of analysts might decide to go to Seattle to see some of the major companies in that area, or visit the Midwest where they’ll see companies in different industries.

Diverse perspectives

All American Funds are managed using our unique investment process in which fund assets are divided among several investment professionals who manage each respective slice independently. With varied backgrounds and responsibilities, the funds’ portfolio counselors bring a diversity of perspectives that can provide additional context as each considers how to invest his or her portion of the portfolio.

New World Fund and Global Balanced Fund fixed-income portfolio counselor Rob Neithart explains how research factors into

American Funds Insurance Series

this aspect of the investment process: “Part of our responsibilities as portfolio counselors is to make decisions that determine how fund portfolios are structured across different asset classes.

“So we need to have analysis that guides us in that discussion. There’s a lot of sharing of information about our individual investment strategies, why we’re doing what we’re doing, where we think we’ll be changing our positions, what we think looks attractively priced and what looks expensive.”

These meetings are attended by economists of the Capital Strategy Research group, who provide a view of world markets and global economic trends to help the portfolio counselors as they consider longer term portfolio adjustments.

Credit analysis

A key aspect of the research process is the collaborative sharing of information across different groups and offices. Rob attends frequent conference calls in which American Funds fixed-income credit analysts discuss their research. These analysts, located in our offices around the world, focus on a range of topics including corporate credits, duration, yield curve, sector relative value, sovereign governments and foreign exchange.

Rob describes how energy analyst Damien McCann’s research contributes to the investment process: “Damien’s coverage encompasses every major market, including a large chunk of emerging markets. Not only does he cover the major energy producers, he also focuses on the pipeline companies and the energy transport infrastructure.

“When energy comes up in a meeting, he’ll update us on his views about individual companies and the environment in which they are operating. He will give us a general framework providing context to the business fundamentals of energy producers. Then we’ll consider relative value and if there are yield curve issues that we can identify that might be helpful to drive our positioning.”

Developing themes

Portfolio counselor David Riley’s approach to investing for International Growth and Income Fund is security-specific, but always within the context of his own macro framework. “The way I put together my portion of the portfolio relates strongly to my macroeconomic and world view,” he explains. “For example, I was very negative about — and skeptical of — European austerity policies and moved early to significantly reduce exposure to stocks of companies domiciled in countries on rapidly deteriorating sovereign ratings trajectories.

American Funds Insurance Series

“My other overlay on the equity side would be thematic in that I’m interested in companies with good or improving competitive positions, and companies with defensive moats around them, such as proprietary technology. I’m also interested in branded growth companies, such as beverage companies, with some pricing power. I look for analyst ideas that stand out because they fit into a particular framework. The framework will change over time because the world’s not static.”

David, who is based in Washington, D.C., spends about half his time traveling. When we caught up with him, he’d just returned from a week-long trip to visit companies in Australia and was about to head off to Germany, with more company visits on the agenda. Typically, he’ll visit a company with the investment analyst who covers it and a couple of portfolio counselors from other funds.

“In Australia we visited eight companies a day — some whose securities I already own, some I don’t — meeting with the management and discussing our impressions later,” adds David. “Individual analysts have direct responsibilities for the companies they cover and they’re paid to make recommendations. It’s my job to add another filter on top of that.”

Paper trail

After these company visits, the analysts write comprehensive research notes that are distributed to investment professionals across the organization. Summaries of the many investment conference calls that take place each week are also made available to the portfolio counselors.

For David, these notes are a valuable resource. “I read all internal publications. Once a week or so, I’ll take a giant stack of papers home and read it from beginning to end. Then I follow up directly with the analysts. As a manager investing in both bonds and equities, it would be impossible for me to be on every internal call. If I did that, I wouldn’t have time to do anything else, including sleep! I join some calls when I can and I read all the summaries of the calls that I’m not able to join.”

On-the-ground research

London-based Global Balanced Fund fixed-income portfolio counselor Mark Brett is also an enthusiastic advocate for research that helps provide a global macroeconomic view. He relies heavily on the economists and other analysts of Capital Strategy Research and recently accompanied the group on a research trip to China.

American Funds Insurance Series

“I’m really picky about research trips,” says Mark. “I want to go on those that help me with the big picture.

“The China trip was one of the best I’ve been on. We split up into five groups, with one group looking at industrial companies, one at financial companies, one focused on regulatory change, one looking at housing and one researching energy resources. We all got together at the end to discuss what we’d learned and then we wrote our reports.

“I was in the industrial group, which was looking at competitiveness and labor costs. I wanted to know if the renminbi (the Chinese currency) is still cheap. The feedback I got from several companies confirmed what we were trying to calculate from a top-down basis — that thanks to higher wages, which have run way ahead of productivity, the currency is no longer particularly cheap. That has big implications for things like the American trade balance and foreign direct investment in the U.S. That’s the sort of research I really like — a compelling blend of specific microeconomic issues and the big macroeconomic drivers.”

Putting it all together

American Funds has always placed great emphasis on research. We were one of the first U.S. investment companies to open a research office outside the United States — in Geneva in 1962. We’ve since added offices in most major overseas financial centers, including London, Hong Kong, Tokyo and Beijing.

While the scope and reach of American Funds’ research effort has expanded over the years, what hasn’t changed is our long-term focus. Says Don, “In the recent past, a lot of other firms have trended toward trading or research with a short-term horizon. We’ve stayed true to our long-term focus. If all you care about is the short term, you might miss big trends in companies that are in transition or have new leadership. We are trying to capture large moves in stocks over time, not blips. We are investors, not traders, so we have a whole different mindset.” ■

American Funds Insurance Series

Global Discovery Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
ENN Energy Holdings	4.36%
Hologic	3.82
Google	3.79
Netflix	3.54
Forest Laboratories	2.70
Comcast	2.56
Crown Castle International	2.20
Amazon	1.92
Baidu	1.91
Facebook	1.78

Common stocks — 85.90%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 20.05%
Netflix, Inc.[1]	100,000	$9,278	3.54%
Comcast Corp., Class A, special nonvoting shares	150,000	5,393	2.56
Comcast Corp., Class A	35,000	1,308
Amazon.com, Inc.[1]	20,000	5,023	1.92
Paddy Power PLC[2]	55,000	4,533	1.73
Daily Mail and General Trust PLC, Class A, nonvoting[2]	500,000	4,489	1.71
Lions Gate Entertainment Corp.[1]	225,000	3,690	1.41
JCDecaux SA2	140,000	3,379	1.29
Sky Deutschland AG1,2	585,000	3,193	1.22
Time Warner Inc.	50,000	2,391.91
Reed Elsevier PLC[2]	195,000	2,047.78
Other securities		7,821	2.98
		52,545	20.05

Health care — 18.59%
Hologic, Inc.[1]	500,000	10,015	3.82
Forest Laboratories, Inc.[1]	200,200	7,071	2.70
Gilead Sciences, Inc.[1]	60,000	4,407	1.68
Edwards Lifesciences Corp.[1]	45,000	4,058	1.55
Teva Pharmaceutical Industries Ltd. (ADR)	99,000	3,697	1.41
Illumina, Inc.[1]	60,000	3,335	1.27
Alexion Pharmaceuticals, Inc.[1]	35,000	3,283	1.25
Allergan, Inc.	35,000	3,210	1.22
NuVasive, Inc.[1]	173,000	2,675	1.02
Medtronic, Inc.	40,000	1,641.63
Other securities		5,336	2.04
		48,728	18.59

Information technology — 17.38%
Google Inc., Class A1	14,000	9,931	3.79
Baidu, Inc., Class A (ADR)[1]	50,000	5,015	1.91
Facebook, Inc., Class A1	175,000	4,660	1.78
SINA Corp.[1]	80,000	4,018	1.53
Mail.ru Group Ltd. (GDR)[2]	90,000	3,124	1.19
Adobe Systems Inc.[1]	70,000	2,638	1.01
AAC Technologies Holdings Inc.[2]	600,000	2,122.81
Trimble Navigation Ltd.[1]	35,000	2,092.80
Other securities		11,956	4.56
		45,556	17.38

American Funds Insurance Series

Global Discovery Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Financials — 10.90%
Sampo Oyj, Class A2	125,000	$4,042	1.54%
AIA Group Ltd.[2]	750,000	2,989	1.14
Longfor Properties Co. Ltd.[2]	1,400,000	2,791	1.07
Aberdeen Asset Management PLC[2]	470,000	2,787	1.06
Banco Santander, SA1,2	295,767	2,385.91
State Street Corp.	50,000	2,350.90
Marsh & McLennan Companies, Inc.	60,000	2,068.79
Other securities		9,158	3.49
		28,570	10.90

Telecommunication services — 4.53%
Crown Castle International Corp.[1]	80,000	5,773	2.20
SOFTBANK CORP.[2]	86,000	3,147	1.20
Other securities		2,952	1.13
		11,872	4.53

Utilities — 4.36%
ENN Energy Holdings Ltd.[2]	2,610,000	11,411	4.36

Industrials — 3.28%
JG Summit Holdings, Inc.[2]	2,500,000	2,408.92
Ryanair Holdings PLC (ADR)	69,400	2,379.91
Other securities		3,805	1.45
		8,592	3.28

Materials — 1.33%
Monsanto Co.	24,800	2,348.89
Other securities		1,142.44
		3,490	1.33

Energy — 0.58%
Other securities		1,524.58

Miscellaneous — 4.90%
Other common stocks in initial period of acquisition		12,840	4.90
Total common stocks (cost: $179,603,000)		225,128	85.90

American Funds Insurance Series

Global Discovery Fund

Short-term securities — 14.69%

	Principal amount (000)	Value (000)	Percent of net assets

Wal-Mart Stores, Inc. 0.10% due 1/22/2013[3]	$5,500	$5,500	2.10%
Freddie Mac 0.08%–0.16% due 4/16–5/3/2013	5,200	5,198	1.98
John Deere Credit Ltd. 0.20% due 2/12/2013[3]	5,000	4,999	1.91
Regents of the University of California 0.17% due 3/12/2013	4,400	4,399	1.68
Paccar Financial Corp. 0.14% due 1/2/2013	4,100	4,100	1.57
Federal Home Loan Bank 0.11% due 3/15/2013	3,800	3,800	1.45
Medtronic Inc. 0.17% due 2/14/2013[3]	3,400	3,399	1.30
Fannie Mae 0.14% due 2/13/2013	2,500	2,500.95
Walt Disney Co. 0.15% due 3/6/2013[3]	2,100	2,099.80
Other securities		2,498.95
Total short-term securities (cost: $38,490,000)		38,492	14.69
Total investment securities (cost: $218,093,000)		263,620	100.59
Other assets less liabilities		(1,535)	(.59)
Net assets		$262,085	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $73,861,000, which represented 28.18% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $17,095,000, which represented 6.52% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Virgin Media	4.01%
Moody’s	2.45
Amazon	2.45
Novo Nordisk	2.20
Anheuser-Busch InBev	1.98
Gilead Sciences	1.78
Nestlé	1.68
Unilever	1.60
Taiwan Semiconductor Manufacturing	1.60
Shoprite Holdings	1.43

Common stocks — 94.13%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 21.36%
Virgin Media Inc.	5,660,000	$208,005	4.01%
Amazon.com, Inc.[1]	506,000	127,077	2.45
Toyota Motor Corp.[2]	1,492,500	69,665	1.34
Home Depot, Inc.	1,050,000	64,942	1.25
Honda Motor Co., Ltd.[2]	1,753,800	64,642	1.25
Naspers Ltd., Class N2	987,500	63,450	1.22
Burberry Group PLC[2]	2,635,000	53,950	1.04
Las Vegas Sands Corp.	973,601	44,941.87
priceline.com Inc.[1]	64,500	40,067.77
adidas AG2	422,000	37,608.72
Mr Price Group Ltd.[2]	2,232,100	37,288.72
Other securities		296,590	5.72
		1,108,225	21.36

Financials — 15.72%
Moody’s Corp.	2,529,900	127,305	2.45
AXA SA2	3,686,463	66,681	1.29
Industrial and Commercial Bank of China Ltd., Class H2	84,466,750	60,915	1.17
AIA Group Ltd.[2]	14,167,700	56,464	1.09
Prudential PLC[2]	3,313,747	46,238.89
Agricultural Bank of China, Class H2	85,023,000	42,755.82
HSBC Holdings PLC[2]	3,901,728	41,268.80
Housing Development Finance Corp. Ltd.[2]	2,600,000	39,660.76
China Life Insurance Co. Ltd., Class H2	11,240,000	37,071.72
Other securities		297,222	5.73
		815,579	15.72

Health care — 12.98%
Novo Nordisk A/S, Class B2	698,200	114,030	2.20
Gilead Sciences, Inc.[1]	1,255,000	92,180	1.78
UnitedHealth Group Inc.	1,010,000	54,782	1.06
Merck & Co., Inc.	970,000	39,712.76
Novartis AG2	580,000	36,721.71
Other securities		335,872	6.47
		673,297	12.98

American Funds Insurance Series

Global Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 11.69%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,100,000	$57,232	1.60%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,500,000	25,740
Google Inc., Class A1	80,000	56,750	1.09
Texas Instruments Inc.	1,630,000	50,432.97
ASML Holding NV (New York registered)	647,177	41,685.91
ASML Holding NV2	85,556	5,539
TE Connectivity Ltd.	1,266,250	47,003.91
Nintendo Co., Ltd.[2]	411,000	43,854.85
ASM Pacific Technology Ltd.[2]	3,400,000	41,735.80
TDK Corp.[2]	1,134,000	41,237.79
Other securities		195,542	3.77
		606,749	11.69

Consumer staples — 10.95%
Anheuser-Busch InBev NV2	1,173,325	102,535	1.98
Nestlé SA2	1,340,000	87,333	1.68
Unilever NV, depository receipts[2]	2,200,000	83,014	1.60
Shoprite Holdings Ltd.[2]	3,055,000	74,250	1.43
Pernod Ricard SA2	541,939	63,725	1.23
Other securities		157,485	3.03
		568,342	10.95

Industrials — 6.90%
United Technologies Corp.	775,000	63,558	1.22
Vallourec SA2	860,000	44,880.87
Geberit AG2	200,000	44,276.85
Other securities		205,398	3.96
		358,112	6.90

Energy — 6.00%
Oil Search Ltd.[2]	6,973,952	51,251.99
Royal Dutch Shell PLC, Class B (ADR)	320,100	22,692.83
Royal Dutch Shell PLC, Class B2	894,766	20,339
TOTAL SA2	713,000	36,903.71
INPEX CORP.[2]	6,670	35,597.69
Other securities		144,343	2.78
		311,125	6.00

Materials — 4.56%
Steel Dynamics, Inc.	3,112,332	42,732.82
Sigma-Aldrich Corp.	485,000	35,686.69
Other securities		158,336	3.05
		236,754	4.56

Other — 2.12%
Other securities		110,180	2.12

Miscellaneous — 1.85%
Other common stocks in initial period of acquisition		96,063	1.85
Total common stocks (cost: $3,547,850,000)		4,884,426	94.13

American Funds Insurance Series

Global Growth Fund

Short-term securities — 6.65%

	Principal amount (000)	Value (000)	Percent of net assets

Fannie Mae 0.12%–0.16% due 2/14–5/16/2013	$69,900	$69,890	1.35%
Federal Home Loan Bank 0.11%–0.152% due 3/4–4/1/2013	59,100	59,097	1.14
Freddie Mac 0.075%–0.16% due 3/21–7/1/2013	51,800	51,777	1.00
Total Capital Canada Ltd. 0.13% due 1/11/2013[3]	19,700	19,699.38
Other securities		144,743	2.78
Total short-term securities (cost: $345,161,000)		345,206	6.65
Total investment securities (cost: $3,893,011,000)		5,229,632	100.78
Other assets less liabilities		(40,570)	(.78)
Net assets		$5,189,062	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,337,000, a cost of $6,378,000, and which represented .03% of the net assets of the fund) was acquired from 9/6/2000 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,554,924,000, which represented 49.24% of the net assets of the fund. This amount includes $2,553,587,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $96,446,000, which represented 1.86% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Galaxy Entertainment Group	3.00%
ENN Energy Holdings	2.68
Netflix	2.15
InterOil	2.05
Lions Gate Entertainment	1.80
International Container Terminal Services	1.73
Intertek Group	1.70
Melco Crown Entertainment	1.52
Synageva BioPharma	1.40
Ocwen Financial	1.21

Common stocks — 91.22%
	Shares	Value (000)	Percent of net assets

Consumer discretionary — 22.69%
Galaxy Entertainment Group Ltd.[1,2]	27,238,000	$108,648	3.00%
Netflix, Inc.[1]	839,400	77,880	2.15
Lions Gate Entertainment Corp.[1]	3,967,000	65,059	1.80
Melco Crown Entertainment Ltd. (ADR)[1]	3,277,763	55,198	1.52
Penske Automotive Group, Inc.	1,205,000	36,258	1.00
Paddy Power PLC[2]	372,500	30,703.85
Bloomberry Resorts Corp.[1,2]	85,811,500	27,592.76
PT MNC Sky Vision Tbk[1,2]	88,322,500	22,020.61
PT Global Mediacom Tbk[2]	78,882,000	19,685.54
Golden Eagle Retail Group Ltd.[2]	7,845,000	19,557.54
Minth Group Ltd.[2]	16,792,000	19,422.54
Tesla Motors, Inc.[1]	570,000	19,306.53
Wendy’s Co.	4,095,000	19,247.53
Other securities		301,264	8.32
		821,839	22.69

Industrials — 12.61%
International Container Terminal Services, Inc.[2]	34,610,000	62,456	1.73
Intertek Group PLC[2]	1,220,000	61,568	1.70
Polypore International, Inc.[1]	688,000	31,992.88
AirAsia Bhd.[2]	22,400,000	20,176.56
Other securities		280,355	7.74
		456,547	12.61

Health care — 11.33%
Synageva BioPharma Corp.[1]	1,093,898	50,636	1.40
BioMarin Pharmaceutical Inc.[1]	869,800	42,838	1.18
Illumina, Inc.[1]	706,400	39,269	1.09
athenahealth, Inc.[1]	389,798	28,631.79
Fleury SA, ordinary nominative	1,684,400	18,962.52
Hikma Pharmaceuticals PLC[2]	1,491,000	18,660.52
Other securities		211,310	5.83
		410,306	11.33

Information technology — 10.68%
AAC Technologies Holdings Inc.[2]	11,687,100	41,325	1.14
Hittite Microwave Corp.[1]	664,400	41,259	1.14
Kingboard Chemical Holdings Ltd.[2]	7,326,000	26,378.73
Liquidity Services, Inc.[1]	528,149	21,580.60
Itron, Inc.[1]	458,500	20,426.56
Youku Inc., Class A (ADR)[1]	1,100,000	20,064.55
Other securities		215,969	5.96
		387,001	10.68

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks

	Shares	Value (000)	Percent of net assets

Energy — 8.40%
InterOil Corp.[1]	1,339,035	$74,357	2.05%
Ophir Energy PLC[1,2]	4,379,700	36,487	1.01
Providence Resources PLC[1,2]	2,490,250	24,682.68
Amerisur Resources PLC[1,2]	27,117,360	20,433.56
Comstock Resources, Inc.[1]	1,255,595	18,997.53
Other securities		129,379	3.57
		304,335	8.40

Financials — 5.88%
Ocwen Financial Corp.[1]	1,269,000	43,895	1.21
Home Loan Servicing Solutions, Ltd.	1,281,000	24,211.67
National Financial Partners Corp.[1]	1,273,700	21,831.60
Other securities		122,955	3.40
		212,892	5.88

Consumer staples — 5.51%
Green Mountain Coffee Roasters, Inc.[1]	787,000	32,550.90
Puregold Price Club, Inc.[2]	37,418,000	30,105.83
Brazil Pharma SA, ordinary nominative	3,744,600	26,336.73
Wumart Stores, Inc., Class H2	8,963,000	19,476.54
Other securities		91,144	2.51
		199,611	5.51

Materials — 5.18%
Kenmare Resources PLC[1,2]	54,706,150	28,570.79
African Minerals Ltd.[1,2]	3,987,000	20,790.57
Other securities		138,248	3.82
		187,608	5.18

Utilities — 3.54%
ENN Energy Holdings Ltd.[2]	22,239,700	97,237	2.68
Other securities		31,005.86
		128,242	3.54

Telecommunication services — 0.65%
Other securities		23,478.65

Miscellaneous — 4.75%
Other common stocks in initial period of acquisition		171,995	4.75
Total common stocks (cost: $2,626,483,000)		3,303,854	91.22

Preferred securities — 0.16%

Financials — 0.16%
Other securities		5,775.16
Total preferred securities (cost: $4,898,000)		5,775.16

American Funds Insurance Series

Global Small Capitalization Fund

Rights & warrants — 0.00%

	Value (000)	Percent of net assets

Other — 0.00%
Other securities	$55.00%
Total rights & warrants (cost: $1,084,000)	55.00

Convertible securities — 0.31%

Other — 0.31%
Other securities	11,169.31
Total convertible securities (cost: $10,223,000)	11,169.31

Bonds, notes & other debt instruments — 0.21%

Other — 0.21%
Other securities	7,763.21
Total bonds, notes & other debt instruments (cost: $6,748,000)	7,763.21

Short-term securities — 8.14%

	Principal amount (000)

GlaxoSmithKline Finance PLC 0.15%–0.16% due 1/4–2/7/2013[3]	$48,800	48,795	1.35
Freddie Mac 0.115%–0.17% due 1/17–4/16/2013	43,500	43,496	1.20
National Australia Funding (Delaware) Inc. 0.185%–0.20% due 1/22–2/4/2013[3]	39,200	39,196	1.08
Fannie Mae 0.16% due 3/1–3/5/2013	36,600	36,597	1.01
Australia & New Zealand Banking Group, Ltd. 0.20% due 3/11/2013[3]	22,000	21,993.61
Sumitomo Mitsui Banking Corp. 0.17% due 1/10/2013[3]	21,200	21,199.59
Other securities		83,391	2.30
Total short-term securities (cost: $294,646,000)		294,667	8.14
Total investment securities (cost: $2,944,082,000)		3,623,283	100.04
Other assets less liabilities		(1,627)	(.04)
Net assets		$3,621,656	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currency as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation at 12/31/2012 (000)

	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Australian dollars	1/8/2013	Barclays Bank PLC	$1,879	A$1,800	$11

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2012 (000)
JVM Co., Ltd.[1,2]	411,500	—	—	411,500	$—	$17,850
zooplus AG, non-registered shares[1,2]	271,916	85,800	—	357,716	—	15,118
Time Technoplast Ltd.[2]	11,888,000	—	—	11,888,000	99	9,590
Airesis SA1,2	3,294,151	—	—	3,294,151	—	6,017
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[1,2,4]	—	1,904,544	—	1,904,544	—	5,274
Phorm Corp. Ltd.[1,2,3]	—	5,260,000	—	5,260,000	—	4,272
Phorm, Inc.	4,646,000	—	4,646,000	—	—	—
Hummingbird Resources PLC[1,2]	2,500,000	975,000	—	3,475,000	—	4,030
Canadian Overseas Petroleum Ltd.[1,3]	8,000,000	—	—	8,000,000	—	1,448
Canadian Overseas Petroleum Ltd.[1]	6,720,000	—	—	6,720,000	—	1,216
Canadian Overseas Petroleum Ltd., warrants, expire 2013[1,2,3]	4,000,000	—	—	4,000,000	—	52
Sylvania Platinum Ltd. (CDI)[2]	15,000,000	—	—	15,000,000	747	2,309
Wildhorse Energy Ltd.[1,2]	16,227,016	—	—	16,227,016	—	1,490
Wildhorse Energy Ltd. (CDI) (GBP denominated)[1,2]	—	7,225,777	—	7,225,777	—	681
Eveready Industries India Ltd.	4,370,000	—	4,370,000	—	—	—
Trap Oil Group PLC	11,800,000	—	11,800,000	—	—	—
Pursuit Dynamics PLC[1,2,5]	4,757,900	1,102,737	1,758,000	4,102,637	—	—
Pursuit Dynamics PLC, rights, expire 2012[5]	—	594,737	594,737	—	—	—
					$846	$69,347

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1] Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,706,316,000, which represented 47.11% of the net assets of the fund. This amount includes $1,692,674,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $182,705,000, which represented 5.04% of the net assets of the fund.

[4]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired from 3/29/2012 to 12/14/2012 at a cost of $5,274,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $10,771,000, which represented .30% of the net assets of the fund. These securities were acquired from 12/17/2009 to 12/14/2012 at an aggregate cost of $14,141,000.

[5] Unaffiliated issuer at 12/31/2012.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CDI = CREST Depository Interest
A$= Australian dollars
GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Amazon	3.34%
Home Depot	2.63
Google	2.61
Wells Fargo	2.54
Intuitive Surgical	2.49
lululemon athletica	2.26
Apple	2.09
Wynn Macau	1.93
Gilead Sciences	1.70
Berkshire Hathaway	1.54

Common stocks — 95.49%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 20.54%
Amazon.com, Inc.[1]	2,951,800	$741,315	3.34%
Home Depot, Inc.	9,451,000	584,544	2.63
lululemon athletica inc.[1]	6,580,000	501,593	2.26
Wynn Macau, Ltd[1,2]	155,313,600	428,034	1.93
Johnson Controls, Inc.	6,499,100	199,522.90
Harman International Industries, Inc.[3]	3,581,000	159,856.72
Other securities		1,947,351	8.76
		4,562,215	20.54

Financials — 16.67%
Wells Fargo & Co.	16,488,296	563,570	2.54
Berkshire Hathaway Inc., Class A1	2,555	342,523	1.54
Bank of America Corp.	20,000,000	232,000	1.04
American Express Co.	4,000,000	229,920	1.03
Goldman Sachs Group, Inc.	1,594,000	203,331.92
Citigroup Inc.	4,514,000	178,574.80
Onex Corp.	3,945,500	166,078.75
JPMorgan Chase & Co.	3,308,920	145,493.66
YES BANK Ltd.[2]	16,465,000	140,008.63
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	77,499.61
Fairfax Financial Holdings Ltd.	162,600	58,699
Other securities		1,366,832	6.15
		3,704,527	16.67

Information technology — 13.61%
Google Inc., Class A1	819,000	580,974	2.61
Apple Inc.	872,736	465,194	2.09
salesforce.com, inc.[1]	1,546,136	259,905	1.17
ASML Holding NV2	1,947,903	126,106	1.04
ASML Holding NV (New York registered)	1,617,000	104,151
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	64,813,000	216,923.98
Other securities		1,270,227	5.72
		3,023,480	13.61

Health care — 13.02%
Intuitive Surgical, Inc.[1]	1,128,000	553,137	2.49
Gilead Sciences, Inc.[1]	5,145,000	377,900	1.70
Grifols, SA, Class A1,2	5,900,000	207,582	1.07
Grifols, SA, Class B1,2	1,215,850	30,614
Regeneron Pharmaceuticals, Inc.[1]	1,145,000	195,875.88
UnitedHealth Group Inc.	3,510,000	190,382.86
Baxter International Inc.	2,782,100	185,455.84
Celgene Corp.[1]	1,893,341	149,044.67
Edwards Lifesciences Corp.[1]	1,500,000	135,255.61
Other securities		867,181	3.90
		2,892,425	13.02

American Funds Insurance Series

Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 10.62%
Suncor Energy Inc.	9,023,393	$296,728	1.34%
Pacific Rubiales Energy Corp.	10,018,900	232,771	1.05
Concho Resources Inc.[1]	2,615,000	210,664.95
Noble Energy, Inc.	1,845,000	187,710.84
Cobalt International Energy, Inc.[1]	6,490,000	159,394.72
Core Laboratories NV	1,450,000	158,500.71
Other securities		1,113,687	5.01
		2,359,454	10.62

Industrials — 7.51%
Union Pacific Corp.	2,150,000	270,298	1.22
Boeing Co.	3,150,000	237,384	1.07
Stericycle, Inc.[1]	2,000,000	186,540.84
Rockwell Collins, Inc.	2,636,900	153,388.69
Other securities		819,007	3.69
		1,666,617	7.51

Materials — 7.37%
Barrick Gold Corp.	7,250,000	253,823	1.14
Newmont Mining Corp.	5,000,000	232,200	1.04
Potash Corp. of Saskatchewan Inc.	5,468,212	222,502	1.00
Praxair, Inc.	1,360,000	148,852.67
FMC Corp.	2,500,000	146,300.66
Other securities		634,352	2.86
		1,638,029	7.37

Consumer staples — 3.84%
Costco Wholesale Corp.	2,995,000	295,816	1.33
Philip Morris International Inc.	1,780,000	148,879.67
Other securities		407,525	1.84
		852,220	3.84

Telecommunication services — 1.56%
Crown Castle International Corp.[1]	2,565,000	185,091.83
CenturyLink, Inc.	4,160,000	162,739.73
		347,830	1.56

Utilities — 0.19%
Other securities		43,058.19

Miscellaneous — 0.56%
Other common stocks in initial period of acquisition		124,103.56
Total common stocks (cost: $14,040,568,000)		21,213,958	95.49

Rights & warrants — 0.00%

Miscellaneous — 0.00%
Other rights & warrants in initial period of acquisition	710.00
Total rights & warrants (cost: $688,000)	710.00

American Funds Insurance Series

Growth Fund

Short-term securities — 4.75%

	Principal amount (000)	Value (000)	Percent of net assets

Fannie Mae 0.135%–0.16% due 1/14–4/4/2013	$197,000	$196,985.89%
Freddie Mac 0.125%–0.17% due 1/14–6/5/2013	180,665	180,633.81
U.S. Treasury Bills 0.136%–0.151% due 3/21–6/6/2013	165,000	164,945.74
Federal Home Loan Bank 0.12%–0.21% due 1/9–7/17/2013	139,600	139,575.63
Variable Funding Capital Company LLC 0.14% due 1/25/2013[4]	10,779	10,778.05
Other securities		361,897	1.63
Total short-term securities (cost: $1,054,670,000)		1,054,813	4.75
Total investment securities (cost: $15,095,926,000)		22,269,481	100.24
Other assets less liabilities		(53,851)	(.24)
Net assets		$22,215,630	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2012 (000)
Harman International Industries, Inc.	2,245,000	2,536,000	1,200,000	3,581,000	$1,696	$159,856
Incyte Corp.[1]	7,910,000	—	—	7,910,000	—	131,385
Sturm, Ruger & Co., Inc.	—	1,245,000	—	1,245,000	6,078	56,523
KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	2,533
lululemon athletica inc.[1,6]	7,400,000	—	820,000	6,580,000	—	—
					$7,774	$350,297

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,749,364,000, which represented 12.38% of the net assets of the fund. This amount includes $2,642,889,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $246,618,000, which represented 1.11% of the net assets of the fund.

[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/19/2006 at a cost of $1,266,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $70,211,000, which represented .31% of the net assets of the fund. These securities were acquired from 12/19/2006 to 6/21/2011 at an aggregate cost of $96,715,000.

[6]	Unaffiliated issuer at 12/31/2012.

Key to abbreviation
CAD = Canadian dollars

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Samsung Electronics	4.85%
Novartis	3.94
Bayer	2.90
BP	2.45
SOFTBANK	2.10
AIA Group	1.81
MTN Group	1.72
Teva Pharmaceutical Industries	1.71
Nestlé	1.51
Anheuser-Busch InBev	1.48

Common stocks — 95.96%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 15.95%
British Sky Broadcasting Group PLC[1]	9,594,500	$119,854	1.31%
Hyundai Motor Co.[1]	476,500	98,076	1.07
Sands China Ltd.[1]	21,522,000	96,405	1.06
Tata Motors Ltd.[1]	16,327,235	93,521	1.02
Bayerische Motoren Werke AG1	932,300	89,913.99
Li & Fung Ltd.[1]	46,726,000	83,943.92
Rakuten, Inc.[1]	10,419,000	81,255.89
Daimler AG1	1,268,000	69,290.76
Nissan Motor Co., Ltd.[1]	6,995,000	66,393.73
Volkswagen AG, nonvoting preferred[1]	257,800	58,651.64
Belle International Holdings Ltd.[1]	25,700,000	56,756.62
Other securities		541,964	5.94
		1,456,021	15.95

Financials — 13.70%
AIA Group Ltd.[1]	3,789,600	164,697	1.81
Sberbank of Russia (ADR)[1]	8,194,000	101,854	1.34
Sberbank of Russia (GDR)[1,2]	1,604,711	19,947
Prudential PLC[1]	6,570,265	91,677	1.00
Housing Development Finance Corp. Ltd.[1]	6,004,000	91,583	1.00
BNP Paribas SA1	1,315,001	74,123.81
Bank of China Ltd., Class H1	152,733,000	69,142.76
Credit Suisse Group AG1	2,656,920	66,666.73
Banco Bradesco SA, preferred nominative	3,382,636	58,104.64
Other securities		512,405	5.61
		1,250,198	13.70

Health care — 13.45%
Novartis AG1	5,675,613	359,332	3.94
Bayer AG1	2,786,423	264,606	2.90
Teva Pharmaceutical Industries Ltd. (ADR)	4,182,000	156,156	1.71
JSC Pharmstandard (GDR)[1,3]	3,805,800	64,278.76
JSC Pharmstandard (GDR)[1,2,3]	307,300	5,190
Fresenius SE & Co. KGaA[1]	216,178	67,399.74
Merck KGaA[1]	477,931	63,057.69
Other securities		247,869	2.71
		1,227,887	13.45

Industrials — 11.50%
SMC Corp.[1]	693,900	125,883	1.38
Legrand SA1	200,000	77,006.84
Deutsche Lufthansa AG1	4,074,500	76,586.84
Jardine Matheson Holdings Ltd.[1]	1,206,800	75,052.82
Bureau Veritas SA1	641,348	71,307.78
ASSA ABLOY AB, Class B1	1,865,000	70,227.77
Other securities		553,442	6.07
		1,049,503	11.50

American Funds Insurance Series

International Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 10.58%
Samsung Electronics Co. Ltd.[1]	309,350	$442,749	4.85%
Murata Manufacturing Co., Ltd.[1]	1,761,000	103,862	1.14
Baidu, Inc., Class A (ADR)[3]	898,000	90,060.98
NetEase, Inc. (ADR)[3]	2,014,735	85,727.94
Other securities		243,496	2.67
		965,894	10.58

Consumer staples — 7.89%
Nestlé SA1	2,117,900	138,032	1.51
Anheuser-Busch InBev NV1	1,548,097	135,286	1.48
Pernod Ricard SA1	754,960	88,773.98
Charoen Pokphand Foods PCL[1]	68,475,000	75,913.83
L’Oréal SA, non-registered shares[1]	396,700	55,415.61
Other securities		226,353	2.48
		719,772	7.89

Telecommunication services — 6.54%
SOFTBANK CORP.[1]	5,237,000	191,631	2.10
MTN Group Ltd.[1]	7,474,900	157,111	1.72
Other securities		247,856	2.72
		596,598	6.54

Materials — 5.80%
Nitto Denko Corp.[1]	2,075,800	102,130	1.12
Linde AG1	502,615	87,651.96
Syngenta AG1	170,200	68,656.75
Other securities		271,098	2.97
		529,535	5.80

Energy — 5.18%
BP PLC[1]	32,288,802	223,721	2.45
Royal Dutch Shell PLC, Class B1	1,730,000	61,229.67
Other securities		188,083	2.06
		473,033	5.18

Utilities — 2.67%
Power Grid Corp. of India Ltd.[1]	61,651,640	129,528	1.42
Other securities		114,338	1.25
		243,866	2.67

Miscellaneous — 2.70%
Other common stocks in initial period of acquisition		246,744	2.70
Total common stocks (cost: $6,854,965,000)		8,759,051	95.96

Convertible securities — 0.04%

Financials — 0.04%
Other securities		3,762.04
Total convertible securities (cost: $2,568,000)		3,762.04

American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments — 0.82%

	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 0.76%
U.S. Treasury 4.75% 2014	$65,000	$69,018.76%

Financials — 0.06%
Other securities		5,520.06
Total bonds, notes & other debt instruments (cost: $73,181,000)		74,538.82

Short-term securities — 3.02%

Fannie Mae 0.14% due 1/3–1/7/2013	73,500	73,499.80
Nestlé Finance International Ltd. 0.17% due 1/15/2013	40,000	39,998.44
Other securities		162,388	1.78
Total short-term securities (cost: $275,876,000)		275,885	3.02
Total investment securities (cost: $7,206,590,000)		9,113,236	99.84
Other assets less liabilities		14,147.16
Net assets		$9,127,383	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,802,000, an aggregate cost of $32,657,000, and which represented .07% of the net assets of the fund) were acquired from 2/11/1998 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

						Unrealized appreciation (depreciation) at 12/31/2012 (000)

			Contract amount
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Australian dollars	1/14/2013	UBS AG	$11,609	A$	11,000	$199
Euros	1/11/2013	UBS AG	$193,359		€149,000	(3,333)
						$(3,134)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $8,044,798,000, which represented 88.14% of the net assets of the fund. This amount includes $8,033,356,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $111,495,000, which represented 1.22% of the net assets of the fund.

[3]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
A$= Australian dollars
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Shoprite Holdings	2.63%
Magnit	1.74
Cochlear	1.64
Naspers	1.61
Baxter International	1.54
Nestlé	1.53
América Móvil	1.51
Novo Nordisk	1.42
Truworths International	1.42
Pacific Rubiales Energy	1.38

Common stocks — 82.52%

	Shares	Value (000)	Percent of net assets
Consumer staples — 13.75%
Shoprite Holdings Ltd.[1]	2,724,500	$66,217	2.63%
OJSC Magnit (GDR)[1]	1,017,600	41,204	1.74
OJSC Magnit (GDR)[1,2]	64,500	2,612
Nestlé SA1	590,000	38,453	1.53
Anheuser-Busch InBev NV1	383,700	33,531	1.33
Pernod Ricard SA1	213,600	25,117	1.00
Other securities		139,088	5.52
		346,222	13.75

Consumer discretionary — 13.52%
Naspers Ltd., Class N1	631,000	40,543	1.61
Truworths International Ltd.[1]	2,755,000	35,714	1.42
Arcos Dorados Holdings Inc., Class A	2,550,352	30,502	1.21
Toyota Motor Corp.[1]	560,000	26,139	1.04
Hyundai Mobis Co., Ltd.[1]	86,400	23,434.93
Bayerische Motoren Werke AG1	240,000	23,146.92
Honda Motor Co., Ltd.[1]	525,000	19,351.77
Wynn Macau, Ltd.[1,3]	6,849,200	18,876.75
Tata Motors Ltd.[1]	3,000,000	17,184.68
Ctrip.com International, Ltd. (ADR)[3]	718,500	16,374.65
Other securities		89,118	3.54
		340,381	13.52

Financials — 10.82%
Agricultural Bank of China, Class H1	64,195,000	32,282	1.28
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[3]	1,980,000	32,036	1.27
Housing Development Finance Corp. Ltd.[1]	1,353,000	20,638.82
Industrial and Commercial Bank of China Ltd., Class H1	26,736,700	19,282.77
Bank of the Philippine Islands[1]	8,185,412	18,981.75
Kotak Mahindra Bank Ltd.[1]	1,373,886	16,375.65
Other securities		132,890	5.28
		272,484	10.82

Health care — 9.39%
Cochlear Ltd.[1]	500,000	41,365	1.64
Baxter International Inc.	582,300	38,816	1.54
Novo Nordisk A/S, Class B1	219,120	35,787	1.42
Novartis AG1	429,500	27,192	1.27
Novartis AG (ADR)	76,000	4,811
Krka, dd, Novo mesto[1]	353,049	23,404.93
Other securities		65,101	2.59
		236,476	9.39

American Funds Insurance Series

New World Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 8.33%
Pacific Rubiales Energy Corp.	1,497,000	$34,780	1.38%
Royal Dutch Shell PLC, Class B1	600,000	21,235	1.11
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,735
Oil Search Ltd.[1]	3,738,085	27,471	1.09
Cobalt International Energy, Inc.[3]	869,800	21,362.85
Ophir Energy PLC[1,3]	2,545,000	21,202.84
Africa Oil Corp.[3]	1,187,324	8,344.73
Africa Oil Corp.[1,3,4]	1,502,675	10,137
Other securities		58,651	2.33
		209,917	8.33

Industrials — 6.14%
Schneider Electric SA1	296,440	22,110.87
Intertek Group PLC[1]	428,200	21,609.86
Cummins Inc.	192,500	20,857.83
Other securities		90,120	3.58
		154,696	6.14

Information technology — 6.06%
Google Inc., Class A3	48,600	34,475	1.37
Mail.ru Group Ltd. (GDR)[1]	490,953	17,042	1.27
Mail.ru Group Ltd. (GDR)[1,2]	432,264	15,005
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	4,539,000	15,192.91
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	450,000	7,722
Samsung Electronics Co. Ltd.[1]	15,125	21,647.86
Other securities		41,452	1.65
		152,535	6.06

Materials — 4.39%
Linde AG1	109,000	19,008.76
Other securities		91,467	3.63
		110,475	4.39

Telecommunication services — 4.38%
América Móvil, SAB de CV, Series L (ADR)	1,627,750	37,666	1.51
América Móvil, SAB de CV, Series L	400,000	461
SOFTBANK CORP.[1]	611,900	22,390.89
Other securities		49,747	1.98
		110,264	4.38

Utilities — 1.05%
Other securities		26,367	1.05

Miscellaneous — 4.69%
Other common stocks in initial period of acquisition		118,103	4.69
Total common stocks (cost: $1,583,592,000)		2,077,920	82.52

American Funds Insurance Series

New World Fund

Rights & warrants — 0.00%

	Value (000)	Percent of net assets
Miscellaneous — 0.00%
Other rights & warrants in initial period of acquisition	$119.00%
Total rights & warrants (cost: $0)	119.00

Bonds, notes & other debt instruments — 10.37%

	Principal amount (000)
Bonds & notes of governments outside the U.S. — 8.49%
United Mexican States Government Global:
3.50%–10.00% 2015–2040[5]	MXN	282,594	24,648	1.34
3.625%–6.375% 2013–2110		$7,834	9,001
Philippines (Republic of):
4.95%–8.75% 2013–2036	PHP	744,500	19,663	1.14
5.50%–9.875% 2019–2031		$6,335	9,193
Other securities			151,348	6.01
			213,853	8.49

U.S. Treasury bonds & notes — 0.07%
U.S. Treasury 4.75% 2014		1,650	1,752.07

Other — 1.81%
Other securities			45,452	1.81
Total bonds, notes & other debt instruments (cost: $229,390,000)			261,057	10.37

Short-term securities — 6.70%

U.S. Treasury Bills 0.114%–0.136% due 1/24–3/14/2013	41,700	41,698	1.66
Bank of Nova Scotia 0.02%–0.17% due 1/2–2/19/2013	23,200	23,197.92
GlaxoSmithKline Finance PLC 0.16% due 2/7/2013[2]	20,000	19,997.79
Federal Farm Credit Banks 0.15% due 3/11/2013	19,900	19,899.79
Freddie Mac 0.16%–0.17% due 1/28–2/1/2013	19,300	19,298.77
Federal Home Loan Bank 0.115% due 3/13/2013	17,900	17,899.71
Other securities		26,684	1.06
Total short-term securities (cost: $168,660,000)		168,672	6.70
Total investment securities (cost: $1,981,642,000)		2,507,768	99.59
Other assets less liabilities		10,212.41
Net assets		$2,517,980	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized depreciation at 12/31/2012 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Brazilian reais	1/11/2013	JPMorgan Chase	$2,112	BRL4,500	$(83)
South African rand	1/15/2013	Barclays Bank PLC	$919	ZAR8,000	(22)
					$(105)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,560,587,000, which represented 61.98% of the net assets of the fund. This amount includes $1,549,929,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $114,103,000, which represented 4.53% of the net assets of the fund.

[3]	Security did not produce income during the last 12 months.
[4]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/3/2012 at a cost of $11,705,000) may be subject to legal or contractual restrictions on resale.

[5]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos
PHP = Philippine pesos
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Amgen	4.59%
Microsoft	3.68
AT&T	3.29
Royal Dutch Shell	3.03
Altria	2.75
Verizon	2.73
General Motors	2.73
Hewlett-Packard	2.69
Gilead Sciences	2.53
Chevron	2.44

Common stocks — 94.12%

	Shares	Value (000)	Percent of net assets
Energy — 13.83%
Royal Dutch Shell PLC, Class B (ADR)	1,150,000	$81,524	3.03%
Royal Dutch Shell PLC, Class A (ADR)	900,000	62,055
Chevron Corp.	1,070,000	115,710	2.44
ConocoPhillips	1,500,000	86,985	1.83
BP PLC (ADR)	1,730,000	72,037	1.52
Kinder Morgan, Inc.	1,720,000	60,768	1.28
Schlumberger Ltd.	600,000	41,574.88
Apache Corp.	500,000	39,250.83
Baker Hughes Inc.	916,000	37,409.79
Other securities		58,312	1.23
		655,624	13.83

Health care — 13.56%
Amgen Inc.	2,520,000	217,526	4.59
Gilead Sciences, Inc.[1]	1,634,000	120,017	2.53
Abbott Laboratories	1,375,000	90,063	1.90
Novartis AG (ADR)	650,500	41,177.87
St. Jude Medical, Inc.	1,060,000	38,308.81
Bristol-Myers Squibb Co.	1,125,000	36,664.77
Other securities		98,935	2.09
		642,690	13.56

Industrials — 12.90%
CSX Corp.	3,200,000	63,136	1.33
United Parcel Service, Inc., Class B	850,000	62,670	1.32
United Technologies Corp.	760,000	62,328	1.32
General Dynamics Corp.	881,000	61,027	1.29
Norfolk Southern Corp.	842,800	52,119	1.10
Union Pacific Corp.	375,000	47,145.99
Illinois Tool Works Inc.	650,000	39,526.83
Rockwell Automation	450,000	37,795.80
PACCAR Inc	500,000	22,605.48
Other securities		163,231	3.44
		611,582	12.90

Information technology — 12.79%
Microsoft Corp.	6,520,000	174,280	3.68
Hewlett-Packard Co.	8,941,600	127,418	2.69
Oracle Corp.	2,900,000	96,628	2.04
Texas Instruments Inc.	2,130,000	65,902	1.39
International Business Machines Corp.	330,000	63,211	1.33
Other securities		78,647	1.66
		606,086	12.79

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Consumer staples — 12.00%
Altria Group, Inc.	4,155,000	$130,550	2.75%
Philip Morris International Inc.	1,250,000	104,550	2.21
CVS/Caremark Corp.	2,000,000	96,700	2.04
Kimberly-Clark Corp.	500,000	42,215.89
Mondelez International, Inc.	1,580,000	40,243.85
ConAgra Foods, Inc.	1,200,000	35,400.75
Other securities		119,087	2.51
		568,745	12.00

Telecommunication services — 8.23%
AT&T Inc.	4,630,800	156,104	3.29
Verizon Communications Inc.	2,985,000	129,161	2.73
CenturyLink, Inc.	1,891,900	74,011	1.56
Other securities		30,533.65
		389,809	8.23

Consumer discretionary — 5.76%
General Motors Co.[1]	2,030,000	58,525	1.24
Harley-Davidson, Inc.	1,100,000	53,724	1.13
Home Depot, Inc.	755,000	46,697.99
Johnson Controls, Inc.	1,210,000	37,147.78
Other securities		77,006	1.62
		273,099	5.76

Financials — 3.78%
JPMorgan Chase & Co.	2,090,000	91,897	1.94
Citigroup Inc.	905,000	35,802.76
Other securities		51,404	1.08
		179,103	3.78

Utilities — 3.56%
FirstEnergy Corp.	1,480,000	61,805	1.30
Exelon Corp.	1,570,000	46,692.99
Other securities		60,221	1.27
		168,718	3.56

Materials — 3.27%
Dow Chemical Co.	2,770,000	89,526	1.89
Other securities		65,225	1.38
		154,751	3.27

Miscellaneous — 4.44%
Other common stocks in initial period of acquisition		210,263	4.44
Total common stocks (cost: $3,638,791,000)		4,460,470	94.12

American Funds Insurance Series

Blue Chip Income and Growth Fund

Convertible securities — 1.49%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 1.49%
General Motors Co., Series B, 4.75% convertible preferred 2013	1,600,000	$70,608	1.49%
Total convertible securities (cost: $70,926,000)		70,608	1.49

Short-term securities — 4.36%

	Principal amount (000)

Paccar Financial Corp. 0.14% due 1/22/2013	$25,000	24,998.53
Chariot Funding, LLC 0.21% due 3/4/2013[2]	11,600	11,598.24
Other securities		170,131	3.59
Total short-term securities (cost: $206,713,000)		206,727	4.36
Total investment securities (cost: $3,916,430,000)		4,737,805	99.97
Other assets less liabilities		1,470.03
Net assets		$4,739,275	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]

Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $67,757,000, which represented 1.43% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Home Depot	3.80%
Merck	3.44
Taiwan Semiconductor Manufacturing	3.32
Virgin Media	2.88
AXA	1.95
Newmont Mining	1.84
Yamana Gold	1.71
Agricultural Bank of China	1.70
MTN Group	1.70
Google	1.42

Common stocks — 95.68%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 18.64%
Home Depot, Inc.	1,240,000	$76,694	3.80%
Virgin Media Inc.	1,582,500	58,157	2.88
Comcast Corp., Class A	745,000	27,848	1.38
Amazon.com, Inc.[1]	94,000	23,607	1.17
Honda Motor Co., Ltd.[2]	608,000	22,410	1.11
D.R. Horton, Inc.	1,000,000	19,780.98
Toll Corp.[1]	600,000	19,398.96
News Corp., Class A	720,000	18,389.91
Bayerische Motoren Werke AG2	170,000	16,395.81
HUGO BOSS AG2	150,000	15,905.79
McGraw-Hill Companies, Inc.	280,500	15,335.76
Other securities		62,022	3.09
		375,940	18.64

Financials — 18.37%
AXA SA2	2,171,935	39,286	1.95
Agricultural Bank of China, Class H2	68,383,000	34,388	1.70
Marsh & McLennan Companies, Inc.	800,000	27,576	1.37
CME Group Inc., Class A	432,500	21,932	1.09
Industrial and Commercial Bank of China Ltd., Class H2	29,986,165	21,625	1.07
Macquarie International Infrastructure Fund Ltd.[2]	36,200,164	18,606.92
JPMorgan Chase & Co.	408,200	17,949.89
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	1,025,000	16,584.82
Prudential PLC[2]	1,000,000	13,953.69
Rayonier Inc.[1]	260,000	13,476.67
Wells Fargo & Co.	335,000	11,450.57
Other securities		133,728	6.63
		370,553	18.37

Information technology — 9.26%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,975,000	60,161	3.32
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,000	6,864
Google Inc., Class A1	40,450	28,694	1.42
STMicroelectronics NV2	2,000,000	14,582.72
Other securities		76,551	3.80
		186,852	9.26

Materials — 9.07%
Newmont Mining Corp.	800,000	37,152	1.84
Yamana Gold Inc.	2,000,000	34,402	1.71
Barrick Gold Corp.	650,000	22,756	1.13
Nucor Corp.	370,000	15,977.79
Dow Chemical Co.	445,000	14,382.71
Impala Platinum Holdings Ltd.[2]	685,648	13,844.69
BASF SE2	143,300	13,469.67
Other securities		31,011	1.53
		182,993	9.07

American Funds Insurance Series

Global Growth and Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Industrials — 8.58%
Meggitt PLC[2]	3,480,500	$21,697	1.08%
United Continental Holdings, Inc.[1]	900,000	21,042	1.04
Lockheed Martin Corp.	200,000	18,458.92
Schneider Electric SA2	184,242	13,741.68
Other securities		98,067	4.86
		173,005	8.58

Health care — 8.43%
Merck & Co., Inc.	1,694,544	69,375	3.44
Novartis AG2	303,000	19,183.95
Sonic Healthcare Ltd.[2]	1,294,329	18,074.90
Takeda Pharmaceutical Co. Ltd.[2]	300,000	13,407.66
Other securities		49,884	2.48
		169,923	8.43

Consumer staples — 8.22%
Unilever NV, depository receipts[2]	705,000	26,602	1.32
Mondelez International, Inc.	550,000	14,009.69
Other securities		125,176	6.21
		165,787	8.22

Energy — 5.93%
Royal Dutch Shell PLC, Class B (ADR)	225,000	15,950	1.29
Royal Dutch Shell PLC, Class A (ADR)	145,000	9,998
Kinder Morgan, Inc.	550,000	19,432.96
Coal India Ltd.[2]	2,300,000	14,889.74
Other securities		59,388	2.94
		119,657	5.93

Telecommunication services — 5.59%
MTN Group Ltd.[2]	1,630,000	34,260	1.70
TalkTalk Telecom Group PLC[2]	5,691,100	22,043	1.09
AT&T Inc.	525,000	17,698.88
Other securities		38,757	1.92
		112,758	5.59

Utilities — 3.59%
Power Assets Holdings Ltd.[2]	2,250,000	19,283.95
Exelon Corp.	500,000	14,870.74
National Grid PLC[2]	1,236,680	14,165.70
Other securities		24,148	1.20
		72,466	3.59
Total common stocks (cost: $1,564,395,000)		1,929,934	95.68

American Funds Insurance Series

Global Growth and Income Fund

Convertible securities — 0.75%

	Value (000)	Percent of net assets
Other — 0.75%
Other securities	$15,185.75%
Total convertible securities (cost: $11,667,000)	15,185.75

Bonds, notes & other debt instruments — 1.33%

Other — 1.33%
Other securities	26,788	1.33
Total bonds, notes & other debt instruments (cost: $21,689,000)	26,788	1.33

Short-term securities — 2.13%

	Principal amount (000)

Variable Funding Capital Company LLC 0.15% due 1/25/2013[3]	$10,600	10,599.53
Other securities		32,299	1.60
Total short-term securities (cost: $42,898,000)		42,898	2.13
Total investment securities (cost: $1,640,649,000)		2,014,805	99.89
Other assets less liabilities		2,170.11
Net assets		$2,016,975	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $929,000, an aggregate cost of $2,789,000, and which represented .05% of the net assets of the fund) were acquired on 12/17/2009 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2012 (000)
Rickmers Maritime	27,420,000	—	—	27,420,000	$658	$7,761

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1] Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $830,971,000, which represented 41.20% of the net assets of the fund. This amount includes $830,042,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $26,943,000, which represented 1.34% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Philip Morris International	2.49%
Gilead Sciences	2.42
Microsoft	2.25
Oracle	1.80
Comcast	1.73
Dow Chemical	1.70
Home Depot	1.69
Royal Dutch Shell	1.68
Amgen	1.65
Amazon	1.60

Common stocks — 88.91%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 13.96%
Comcast Corp., Class A Comcast Corp., Class A, special nonvoting shares	9,857,507 1,000,000	$368,474 35,950	1.73%
Home Depot, Inc.	6,375,000	394,294	1.69
Amazon.com, Inc.[1]	1,490,000	374,199	1.60
Time Warner Inc.	5,856,667	280,124	1.20
Time Warner Cable Inc.	2,747,671	267,046	1.15
News Corp., Class A	10,062,700	257,001	1.10
General Motors Co.[1]	7,796,330	224,768.96
Mattel, Inc.	5,800,000	212,396.91
Other securities		844,642	3.62
		3,258,894	13.96

Information technology — 13.72%
Microsoft Corp.	19,650,000	525,244	2.25
Oracle Corp.	12,635,000	420,998	1.80
Texas Instruments Inc.	11,083,559	342,925	1.47
Google Inc., Class A1	472,700	335,319	1.44
Apple Inc.	435,000	231,868.99
Yahoo! Inc.[1]	9,860,000	196,214.84
Computer Sciences Corp.	4,540,000	181,827.78
Other securities		968,523	4.15
		3,202,918	13.72

Health care — 13.56%
Gilead Sciences, Inc.[1]	7,701,000	565,638	2.42
Amgen Inc.	4,465,400	385,453	1.65
Abbott Laboratories	3,800,000	248,900	1.07
Alexion Pharmaceuticals, Inc.[1]	2,340,000	219,515.94
Edwards Lifesciences Corp.[1]	2,325,000	209,645.90
Illumina, Inc.[1]	3,384,400	188,139.81
Biogen Idec Inc.[1]	1,231,000	180,551.77
Other securities		1,168,496	5.00
		3,166,337	13.56

Industrials — 10.31%
CSX Corp.	13,555,000	267,440	1.15
United Technologies Corp.	2,606,400	213,751.92
United Parcel Service, Inc., Class B	2,726,400	201,017.86
Precision Castparts Corp.	1,055,000	199,838.85
General Dynamics Corp.	2,707,000	187,514.80
Waste Management, Inc.	4,928,900	166,301.71
3M Co.	1,706,000	158,402.68
Other securities		1,013,548	4.34
		2,407,811	10.31

American Funds Insurance Series

Growth-Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 9.23%
Royal Dutch Shell PLC, Class A (ADR) Royal Dutch Shell PLC, Class B2 Royal Dutch Shell PLC, Class B (ADR)	3,250,000 2,780,000 1,000,000	$224,087 98,391 70,890	1.68%
Schlumberger Ltd.	4,690,000	324,970	1.39
EOG Resources, Inc.	2,313,353	279,430	1.20
Chevron Corp.	2,551,200	275,887	1.18
Apache Corp.	2,907,000	228,199.98
Baker Hughes Inc.	4,000,000	163,360.70
Other securities		489,447	2.10
		2,154,661	9.23

Consumer staples — 6.47%
Philip Morris International Inc.	6,944,500	580,838	2.49
Coca-Cola Co.	5,635,400	204,283.87
Other securities		726,917	3.11
		1,512,038	6.47

Financials — 6.41%
Aon PLC, Class A	2,946,000	163,798.70
Other securities		1,333,560	5.71
		1,497,358	6.41

Materials — 6.03%
Dow Chemical Co.	12,259,100	396,214	1.70
Celanese Corp., Series A	4,630,400	206,192.88
Other securities		806,331	3.45
		1,408,737	6.03

Telecommunication services — 4.27%
AT&T Inc.	7,425,000	250,297	1.07
Verizon Communications Inc.	4,653,900	201,374.86
Crown Castle International Corp.[1]	2,748,600	198,339.85
Sprint Nextel Corp., Series 1[1]	28,690,000	162,672.70
Other securities		183,302.79
		995,984	4.27

Utilities — 0.92%
Other securities		215,567.92

Miscellaneous — 4.03%
Other common stocks in initial period of acquisition		942,083	4.03
Total common stocks (cost: $15,335,198,000)		20,762,388	88.91

American Funds Insurance Series

Growth-Income Fund

Preferred securities — 0.07%

		Value (000)	Percent of net assets
Financials — 0.07%
Other securities		$17,000.07%
Total preferred securities (cost: $15,000,000)		17,000.07

Rights & warrants — 0.01%

	Shares
Consumer discretionary — 0.01%
General Motors Co., Series A, warrants, expire 2016[1] General Motors Co., Series B, warrants, expire 2019[1]	79,175 79,175	1,544 989.01
Total rights & warrants (cost: $3,908,000)		2,533.01

Convertible securities — 0.33%

Consumer discretionary — 0.09%
General Motors Co., Series B, 4.75% convertible preferred 2013	465,095	20,525.09

Other — 0.14%
Other securities		34,080.14

Miscellaneous — 0.10%
Other convertible securities in initial period of acquisition		23,758.10
Total convertible securities (cost: $63,785,000)		78,363.33

Bonds, notes & other debt instruments — 0.26%
Other — 0.26%
Other securities		59,756.26
Total bonds, notes & other debt instruments (cost: $51,327,000)		59,756.26

American Funds Insurance Series

Growth-Income Fund

Short-term securities — 10.15%

	Principal amount (000)	Value (000)	Percent of net assets
Freddie Mac 0.08%–0.19% due 1/22–5/20/2013	$696,300	$696,195	2.98%
Fannie Mae 0.115%–0.17% due 1/14–5/29/2013	593,400	593,337	2.54
Federal Home Loan Bank 0.12%–0.165% due 1/4–6/19/2013	363,900	363,841	1.56
U.S. Treasury Bills 0.109%–0.155% due 1/24–5/16/2013	270,800	270,755	1.16
Coca-Cola Co. 0.15%–0.26% due 1/14–1/25/2013[3]	91,600	91,594.39
Google Inc. 0.15% due 1/4/2013[3]	21,100	21,100.09
Other securities		333,451	1.43
Total short-term securities (cost: $2,369,831,000)		2,370,273	10.15
Total investment securities (cost: $17,839,049,000)		23,290,313	99.73
Other assets less liabilities		62,218.27
Net assets		$23,352,531	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $8,025,000, a cost of $6,000,000, and which represented .03% of the net assets of the fund) was acquired on 6/28/2012 through a private placement transaction exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2012 (000)
Computer Sciences Corp.[4]	—	8,034,513	3,494,513	4,540,000	$3,543	$—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1] Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,286,123,000, which represented 5.51% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $348,184,000, which represented 1.49% of the net assets of the fund.

[4] Unaffiliated issuer at 12/31/2012.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Philip Morris International	4.27%
British American Tobacco	4.01
BP	2.58
National Grid	2.02
SSE	1.89
GDF SUEZ	1.72
Jardine Matheson Holdings	1.68
Ziggo	1.55
Singapore Telecommunications	1.41
SOFTBANK	1.37

Common stocks — 86.67%

Consumer staples — 16.03%	Shares	Value (000)	Percent of net assets
Philip Morris International Inc.	218,340	$18,262	4.27%
British American Tobacco PLC[1]	338,600	17,157	4.01
Anheuser-Busch InBev NV1	64,500	5,637	1.32
Pernod Ricard SA1	34,400	4,045.94
Imperial Tobacco Group PLC[1]	87,600	3,383.79
Danone SA1	48,900	3,231.76
Nestlé SA1	49,550	3,229.75
Other securities		13,658	3.19
		68,602	16.03

Financials — 13.94%
Nordea Bank AB1	477,000	4,568	1.07
Link Real Estate Investment Trust[1]	845,000	4,226.99
Sberbank of Russia (ADR)[1]	218,500	2,716.97
Sberbank of Russia (GDR)[1,2]	116,832	1,452
Chongqing Rural Commercial Bank Co., Ltd., Class H1	7,195,000	4,005.94
BNP Paribas SA1	70,400	3,968.93
Prudential PLC[1]	249,750	3,485.81
Japan Real Estate Investment Corp.[1]	316	3,100.72
Axis Bank Ltd.[1]	122,200	3,056.71
Westfield Group[1]	189,500	2,091.49
Other securities		26,988	6.31
		59,655	13.94

Consumer discretionary — 11.54%
H & M Hennes & Mauritz AB, Class B1	122,400	4,253	1.00
NEXT PLC[1]	52,700	3,253.76
Isuzu Motors Ltd.[1]	525,000	3,127.73
WPP PLC[1]	210,100	3,054.71
Other securities		35,703	8.34
		49,390	11.54

Telecommunication services — 9.53%
Ziggo NV1	205,654	6,647	1.55
Singapore Telecommunications Ltd.[1]	2,222,000	6,043	1.41
SOFTBANK CORP.[1]	159,700	5,844	1.37
China Communications Services Corp. Ltd., Class H1	7,054,800	4,099.96
TeliaSonera AB1	587,000	3,998.93
OJSC Mobile TeleSystems (ADR)	199,200	3,715.87
Other securities		10,445	2.44
		40,791	9.53

American Funds Insurance Series

International Growth and Income Fund

Common stocks

Utilities — 9.21%	Shares	Value (000)	Percent of net assets
National Grid PLC[1]	756,265	$8,663	2.02%
SSE PLC[1]	350,350	8,097	1.89
GDF SUEZ[1]	357,099	7,358	1.72
PT Perusahaan Gas Negara (Persero) Tbk[1]	10,741,500	5,141	1.20
Power Assets Holdings Ltd.[1]	482,500	4,135.97
ENN Energy Holdings Ltd.[1]	810,000	3,541.83
Other securities		2,474.58
		39,409	9.21

Industrials — 7.00%
Jardine Matheson Holdings Ltd.[1]	115,700	7,196	1.68
VINCI SA1	94,300	4,488	1.05
AB Volvo, Class B1	249,800	3,445.81
ASSA ABLOY AB, Class B1	89,900	3,385.79
Other securities		11,392	2.67
		29,906	7.00

Health care — 6.18%
Novartis AG1	90,970	5,759	1.35
Fresenius SE & Co. KGaA[1]	37,000	4,258.99
Sonic Healthcare Ltd.[1]	294,475	4,112.96
Fresenius Medical Care AG & Co. KGaA[1]	43,100	2,978.70
Other securities		9,351	2.18
		26,458	6.18

Energy — 5.19%
BP PLC[1]	1,592,651	11,035	2.58
BG Group PLC[1]	234,000	3,924.92
Other securities		7,249	1.69
		22,208	5.19

Information technology — 4.88%
TPK Holding Co., Ltd.[1]	237,000	4,233.99
Quanta Computer Inc.[1]	1,633,020	3,860.90
Samsung Electronics Co. Ltd.[1]	2,570	3,678.86
Other securities		9,109	2.13
		20,880	4.88

Materials — 3.15%
Nitto Denko Corp.[1]	80,900	3,980.93
Other securities		9,493	2.22
		13,473	3.15

Miscellaneous — 0.02%
Other common stocks in initial period of acquisition		97.02
Total common stocks (cost: $331,110,000)		370,869	86.67

American Funds Insurance Series

International Growth and Income Fund

Bonds, notes & other debt instruments — 4.50%

Telecommunication services — 1.02%	Principal amount (000)	Value (000)	Percent of net assets
MTS International Funding Ltd. 8.625% 2020[2]	$2,224	$2,816.66%
Other securities		1,549.36
		4,365	1.02

Financials — 0.68%
Westfield Group 4.625% 2021[2]	2,385	2,673.62
Other securities		236.06
		2,909.68

Other — 2.80%
Other securities		11,993	2.80
Total bonds, notes & other debt instruments (cost: $17,382,000)		19,267	4.50

Short-term securities — 10.37%

U.S. Treasury Bills 0.128%–0.138% due 3/21–6/6/2013	15,900	15,897	3.71
Variable Funding Capital Corp. 0.17% due 1/23/2013[2]	10,000	9,999	2.34
Freddie Mac 0.15% due 5/21/2013	7,500	7,497	1.75
Bank of Nova Scotia 0.02% due 1/2/2013	4,700	4,700	1.10
Federal Home Loan Bank 0.152% due 4/1/2013	3,900	3,900.91
Other securities		2,400.56
Total short-term securities (cost: $44,387,000)		44,393	10.37
Total investment securities (cost: $392,879,000)		434,529	101.54
Other assets less liabilities		(6,599)	(1.54)
Net assets		$427,930	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $331,454,000, which represented 77.46% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,290,000, which represented 3.81% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Comcast	2.25%
Gilead Sciences	2.03
Kinder Morgan	2.03
Home Depot	1.96
Merck	1.94
Oracle	1.82
Chevron	1.58
ACE	1.49
Goldman Sachs Group	1.48
Boeing	1.45

Common stocks — 71.56%

Consumer discretionary — 10.98%	Shares	Value (000)	Percent of net assets
Comcast Corp., Class A	7,500,000	$280,350	2.25%
Home Depot, Inc.	3,950,000	244,308	1.96
VF Corp.	700,000	105,679.85
General Motors Co.[1]	3,500,000	100,905.81
Amazon.com, Inc.[1]	400,000	100,456.80
DIRECTV[1]	1,850,000	92,796.74
SES SA, Class A (FDR)[2]	3,000,000	86,786.70
Other securities		357,687	2.87
		1,368,967	10.98

Financials — 10.58%
ACE Ltd.	2,320,000	185,136	1.49
Goldman Sachs Group, Inc.	1,450,000	184,962	1.48
American Express Co.	2,600,000	149,448	1.20
American Tower Corp.	1,700,000	131,359	1.05
JPMorgan Chase & Co.	2,500,000	109,925.88
Citigroup Inc.	2,750,000	108,790.87
Bank of America Corp.	8,000,000	92,800.75
Other securities		355,831	2.86
		1,318,251	10.58

Health care — 9.79%
Gilead Sciences, Inc.[1]	3,450,000	253,402	2.03
Merck & Co., Inc.	5,900,000	241,546	1.94
Baxter International Inc.	2,360,000	157,318	1.26
Johnson & Johnson	2,175,000	152,467	1.22
Cardinal Health, Inc.	3,340,000	137,541	1.11
Bristol-Myers Squibb Co.	3,600,000	117,324.94
UnitedHealth Group Inc.	1,500,000	81,360.65
Other securities		79,566.64
		1,220,524	9.79

Energy — 8.71%
Kinder Morgan, Inc.	7,140,000	252,256	2.03
Chevron Corp.	1,825,000	197,356	1.58
Noble Energy, Inc.	800,000	81,392.65
Other securities		554,349	4.45
		1,085,353	8.71

American Funds Insurance Series

Asset Allocation Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 8.24%
Oracle Corp.	6,800,000	$226,576	1.82%
Microsoft Corp.	6,200,000	165,726	1.33
ASML Holding NV (New York registered)	1,732,500	111,591.90
Texas Instruments Inc.	3,500,000	108,290.87
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,270,000	107,593.86
VeriSign, Inc.[1]	2,000,000	77,640.62
Other securities		228,959	1.84
		1,026,375	8.24

Industrials — 7.37%
Boeing Co.	2,400,000	180,864	1.45
Lockheed Martin Corp.	1,815,000	167,506	1.35
General Electric Co.	5,300,000	111,247.89
Canadian Pacific Railway Ltd.	900,000	91,294.73
Parker-Hannifin Corp.	1,000,000	85,060.68
Other securities		282,141	2.27
		918,112	7.37

Materials — 5.28%
FMC Corp.	2,500,000	146,300	1.17
Sealed Air Corp.	5,000,000	87,550.70
LyondellBasell Industries NV, Class A	1,500,000	85,635.69
Dow Chemical Co.	2,500,000	80,800.65
Other securities		257,682	2.07
		657,967	5.28

Consumer staples — 4.67%
Nestlé SA (ADR) Nestlé SA2	1,250,000 830,000	81,462 54,095	1.09

Unilever NV (New York registered)	3,445,000	131,944	1.06
Wal-Mart Stores, Inc.	1,725,000	117,697.94
Other securities		197,119	1.58
		582,317	4.67

Utilities — 2.20%
Edison International	1,980,000	89,476.72
PG&E Corp.	1,910,000	76,744.62
Other securities		107,523.86
		273,743	2.20

Telecommunication services — 1.34%
SOFTBANK CORP.[2]	2,950,000	107,946.87
Other securities		58,992.47
		166,938	1.34

Miscellaneous — 2.40%
Other common stocks in initial period of acquisition	299,250	2.40
Total common stocks (cost: $6,823,836,000)	8,917,797	71.56

American Funds Insurance Series

Asset Allocation Fund

Rights & warrants — 0.01%

		Percent
	Value	of net
	(000)	assets
Consumer discretionary — 0.01%
Other securities	$701.01%
Total rights & warrants (cost: $432,000)	701.01

Convertible securities — 0.02%

Consumer discretionary — 0.02%
Other securities	3,136.02
Total convertible securities (cost: $1,973,000)	3,136.02

Bonds, notes & other debt instruments — 20.88%

	Principal
	amount
	(000)
U.S. Treasury bonds & notes — 6.74%
U.S. Treasury — 6.17%
1.375% 2013	$89,458	89,877.72
0.75%–7.25% 2013–2041	593,567	678,534	5.45
		768,411	6.17

U.S. Treasury inflation-protected securities[3] — 0.57%
0.125%–1.875% 2013–2042	65,985	71,065.57
Total U.S. Treasury bonds & notes		839,476	6.74

Mortgage-backed obligations[4] — 5.75%
Fannie Mae 0%–7.50% 2021–2047[5]	512,891	549,567	4.41
Freddie Mac 1.73%–6.801% 2019–2041[5]	78,057	83,048.67
Other securities		83,718.67
		716,333	5.75

Health care — 1.30%
Cardinal Health, Inc. 5.80% 2016	4,500	5,218.04
Gilead Sciences, Inc. 3.05% 2016	4,300	4,608.04
Other securities		152,184	1.22
		162,010	1.30

Financials — 1.13%
JPMorgan Chase & Co. 3.25%–3.45% 2016–2022	6,500	6,811.06
Murray Street Investment Trust I 4.647% 2017	5,000	5,412.04
American Tower Corp. 4.625% 2015	3,595	3,823.03
Other securities		124,654	1.00
		140,700	1.13

American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments

	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Consumer discretionary — 0.86%
Comcast Corp. 5.65%–6.95% 2035–2037	$6,875	$9,011.07%
Other securities		98,128.79
		107,139.86

Federal agency bonds & notes — 0.44%
Freddie Mac 0.75%–2.50% 2016–2018	37,000	38,291.31
Fannie Mae 6.25% 2029	9,575	13,738.11
Other securities		3,129.02
		55,158.44

Other — 4.66%
Other securities	581,165	4.66
Total bonds, notes & other debt instruments (cost: $2,484,265,000)	2,601,981	20.88

Short-term securities — 9.26%

Freddie Mac 0.10%–0.18% due 1/9–5/20/2013	301,200	301,168	2.42
Fannie Mae 0.12%–0.18% due 2/20–7/1/2013	171,500	171,474	1.37
Federal Home Loan Bank 0.085%–0.21% due 1/11–7/17/2013	146,650	146,618	1.18
U.S. Treasury Bills 0.115%–0.155% due 1/24–5/2/2013	144,200	144,180	1.16
Wal-Mart Stores, Inc. 0.10% due 1/22–1/24/2013[6]	58,700	58,696.47
Chariot Funding, LLC 0.16% due 1/3/2013[6]	13,900	13,900.11
Other securities		317,452	2.55
Total short-term securities (cost: $1,153,343,000)		1,153,488	9.26
Total investment securities (cost: $10,463,849,000)		12,677,103	101.73
Other assets less liabilities		(215,464)	(1.73)
Net assets		$12,461,639	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $2,383,000, a cost of $4,464,000, and which represented .02% of the net assets of the fund) was acquired from 6/22/2011 to 9/9/2011 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $467,748,000, which represented 3.75% of the net assets of the fund. This amount includes $459,686,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $591,080,000, which represented 4.74% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Amazon	1.50%
Taiwan Semiconductor Manufacturing	1.41
General Electric	1.33
SES	1.27
Merck	1.26
Fannie Mae	4.61
U.S. Treasury	3.65
Japanese Government	3.06
German Government	1.99
Polish Government	1.82

Common stocks — 61.33%

	Shares	Value (000)	Percent of net assets
Consumer staples — 8.34%
Nestlé SA1	28,240	$1,841	1.22%
Anheuser-Busch InBev NV (ADR)	8,750	765.99
Anheuser-Busch InBev NV1	8,300	725
Lorillard, Inc.	11,300	1,318.87
Pernod Ricard SA1	9,770	1,149.76
Procter & Gamble Co.	16,650	1,130.75
Altria Group, Inc.	28,000	880.58
Other securities		4,796	3.17
		12,604	8.34

Industrials — 7.97%
General Electric Co.	95,800	2,011	1.33
Siemens AG1	13,800	1,500.99
Schneider Electric SA1	19,000	1,417.94
Atlas Copco AB, Class B1	42,900	1,052.70
Cummins Inc.	9,100	986.65
Aggreko PLC[1]	33,300	955.63
Other securities		4,124	2.73
		12,045	7.97

Consumer discretionary — 7.79%
Amazon.com, Inc.[2]	9,030	2,268	1.50
SES SA, Class A (FDR)[1]	66,200	1,915	1.27
Home Depot, Inc.	21,830	1,350.89
Hyundai Mobis Co., Ltd.[1]	4,640	1,259.83
Truworths International Ltd.[1]	70,000	908.60
Other securities		4,078	2.70
		11,778	7.79

Financials — 7.75%
HSBC Holdings PLC (United Kingdom)[1]	166,500	1,761	1.17
HCP, Inc.	26,120	1,180.78
Industrial and Commercial Bank of China Ltd., Class H1	1,170,000	844.56
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[2]	51,000	825.55
Other securities		7,097	4.69
		11,707	7.75

Energy — 6.26%
Royal Dutch Shell PLC, Class B1	53,470	1,892	1.25
Chevron Corp.	14,930	1,615	1.07
Husky Energy Inc.	54,450	1,609	1.06
Kinder Morgan, Inc.	38,000	1,343.89
Other securities		3,002	1.99
		9,461	6.26

American Funds Insurance Series

Global Balanced Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Health care — 5.61%
Merck & Co., Inc.	46,520	$1,904	1.26%
Bristol-Myers Squibb Co.	55,310	1,803	1.19
Other securities		4,768	3.16
		8,475	5.61

Information technology — 5.33%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	637,000	2,132	1.41
ASML Holding NV1	22,869	1,481.98
Oracle Corp.	44,020	1,467.97
Other securities		2,970	1.97
		8,050	5.33

Materials — 3.93%
MeadWestvaco Corp.	34,000	1,083.72
Cliffs Natural Resources Inc.	22,500	868.57
Other securities		3,993	2.64
		5,944	3.93

Telecommunication services — 3.54%
OJSC MegaFon (GDR)[1,2,3]	43,000	1,023.77
OJSC MegaFon (GDR)[1,2]	6,000	143
Advanced Info Service PCL[1]	150,100	1,033.68
Other securities		3,154	2.09
		5,353	3.54

Utilities — 1.26%
Power Assets Holdings Ltd.[1]	124,000	1,063.70
Other securities		843.56
		1,906	1.26

Miscellaneous — 3.55%
Other common stocks in initial period of acquisition		5,370	3.55
Total common stocks (cost: $83,188,000)		92,693	61.33

Preferred securities — 0.11%

Financials — 0.11%
Other securities	166.11
Total preferred securities (cost: $150,000)	166.11

Convertible securities — 0.86%

	Principal amount (000)
Consumer staples — 0.86%
Shoprite Holdings Ltd., 6.50% convertible notes 2017	ZAR	8,500	1,304.86
Total convertible securities (cost: $1,101,000)			1,304.86

American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments — 32.02%

	Principal amount (000)		Value (000)	Percent of net assets
Bonds & notes of governments & government agencies outside the U.S. — 15.49%
Japanese Government:
Series 296, 1.50% 2018		¥155,000	$1,917	3.06%
Series 310, 1.00% 2020		158,000	1,893
1.30%–2.30% 2015–2042		67,500	811
German Government 2.00%–6.25% 2014–2042		€1,960	3,006	1.99
Polish Government:
Series 1020, 5.25% 2020	PLN	3,850	1,398	1.82
5.25%–5.75% 2014–2021		3,130	1,125
5.00%–5.125% 2021–2022		$200	237
United Mexican States Government:
Series M10, 7.75% 2017	MXN	10,500	906	1.68
3.50%–10.00% 2015–2040[4]		17,524	1,634
United Kingdom 3.75%–5.00% 2019–2040		£755	1,553	1.03
Other securities			8,934	5.91
			23,414	15.49

Corporate bonds & notes — 7.82%

Financials — 2.70%
HSBC Holdings PLC 4.00% 2022		$100	110.07
Other securities			3,963	2.63
			4,073	2.70

Energy — 1.32%
Chevron Corp. 2.355% 2022		150	150.10
Shell International Finance BV 1.125% 2017		100	100.07
Other securities			1,750	1.15
			2,000	1.32

Consumer staples — 0.97%
Anheuser-Busch InBev NV 0.70%–7.75% 2014–2019[5]		235	256.17
Other securities			1,209.80
			1,465.97

Industrials — 0.55%
General Electric Capital Corp. 0.981%–7.125% 2014–2022[5]		380	401.26
Other securities			435.29
			836.55

Other corporate bonds & notes — 2.28%
Other securities			3,451	2.28
Total corporate bonds & notes			11,825	7.82

Mortgage-backed obligations[6] — 5.06%
Fannie Mae:
3.00% 2028		1,175	1,240	4.61
3.50% 2028		1,040	1,103
3.00% 2043		1,000	1,048
2.50%–6.00% 2028–2043		3,324	3,583
Other securities			678.45
			7,652	5.06

American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 3.65%

U.S. Treasury — 3.57%
4.50% 2016	$750	$845	3.57%
1.25%–8.875% 2015–2042	4,308	4,546
		5,391	3.57

U.S. Treasury inflation-protected security — 0.08%
0.75% 2042[4]	102	112.08
Total U.S. Treasury bonds & notes		5,503	3.65
Total bonds, notes & other debt instruments (cost: $47,007,000)		48,394	32.02

Short-term securities — 9.43%

Old Line Funding, LLC 0.20% due 1/9/2013[3]	3,200	3,200	2.12
Regents of the University of California 0.17% due 3/12/2013	2,800	2,799	1.85
Bank of Nova Scotia 0.02% due 1/2/2013	2,700	2,700	1.79
Private Export Funding Corp. 0.26% due 6/18/2013[3]	1,500	1,497.99
BNZ International Funding Ltd. 0.20% due 1/7/2013[3]	1,450	1,450.96
Federal Home Loan Bank 0.11% due 3/6/2013	1,300	1,300.86
GlaxoSmithKline Finance PLC 0.17% due 2/13/2013[3]	1,300	1,300.86
Total short-term securities (cost: $14,246,000)		14,246	9.43
Total investment securities (cost: $145,692,000)		156,803	103.75
Other assets less liabilities		(5,664)	(3.75)
Net assets		$151,139	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Global Balanced Fund

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation) at 12/31/2012 (000)

	Settlement date	Counterparty	Receive (000)	Deliver (000)
Purchases:
Euros	1/11/2013	HSBC Bank	€328	$424	$9
Euros	1/14/2013	Bank of New York Mellon	€232	$303	3
Euros	1/15/2013	JPMorgan Chase	€317	$416	3
Euros	1/15/2013	Bank of New York Mellon	€308	$399	7
Euros	1/31/2013	Barclays Bank PLC	€306	$405	(1)
Japanese yen	1/9/2013	HSBC Bank	¥23,400	$286	(16)
Japanese yen	1/11/2013	Citibank	¥100,000	$1,219	(64)
					$(59)

Sales:
Euros	1/17/2013	Citibank	¥55,058	€500	$(24)

Forward currency contracts – net					$(83)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $47,516,000, which represented 31.44% of the net assets of the fund. This amount includes $47,031,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,958,000, which represented 7.25% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GDR = Global Depositary Receipts
£ = British pounds
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
PLN = Polish zloty
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2012

Largest holdings (by issuer)	Percent of net assets
Fannie Mae	26.12%
U.S. Treasury	24.42
Freddie Mac	5.14
Government National Mortgage Assn.	.98
United Mexican States Government	.77
J.P. Morgan Chase Commercial Mortgage Securities Corp.	.75
Federal Home Loan Bank	.68
J.P. Morgan Chase Commercial Mortgage Securities Trust	.51
AbbVie	.49
Express Scripts	.47

Bonds, notes & other debt instruments — 93.71%

	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations[1] — 34.14%
Fannie Mae:
2.50% 2027	$66,832	$69,958	25.60%
2.50% 2027	31,954	33,593
3.00% 2027	60,599	64,066
2.50% 2028	129,030	134,957
3.50% 2028	142,055	150,734
6.00% 2038	71,152	77,937
6.00% 2038	51,787	56,705
6.00% 2039	33,510	36,692
4.00% 2041	47,146	50,620
3.50% 2042	136,799	147,118
3.50% 2042	34,225	36,652
3.00% 2043	404,070	423,516
5.00% 2043	87,000	94,246
6.00% 2043	66,521	72,664
2.14%–9.631% 2022–2043[2]	784,045	844,275
Freddie Mac:
5.50% 2038	61,643	66,601	3.97
0%–5.50% 2018–2042[2]	268,032	289,258
Government National Mortgage Assn. 3.50% 2043	48,598	52,816.59
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	40,209	46,276.51
Other securities		310,647	3.47
		3,059,331	34.14

U.S. Treasury bonds & notes — 24.42%

U.S. Treasury — 21.81%
1.125% 2013	103,298	103,768	21.81
1.25% 2014	191,286	193,520
2.125% 2015	67,500	71,033
0.875% 2016	45,440	46,077
1.00% 2016	50,710	51,669
4.625% 2016	30,000	34,712
7.50% 2016	35,000	44,361
0.625% 2017	52,285	52,212
0.875% 2017	60,630	61,409
1.00% 2017	150,245	152,892
8.75% 2017	75,000	101,408
1.00% 2019	57,250	56,855
8.75% 2020	40,000	61,897
8.00% 2021	25,000	38,576
1.625% 2022	286,825	283,383
6.00% 2026	30,975	44,759
6.125% 2027	25,000	37,076
3.75% 2041	46,845	54,860
3.00% 2042	81,500	82,722
3.125% 2042	35,000	36,460
0.50%–7.625% 2016–2042[3]	313,624	344,705
		1,954,354	21.81

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets

U.S. Treasury inflation-protected securities[4] — 2.61%
0.125% 2016	$37,989	$40,005
0.125% 2017	102,099	109,324	2.61%
0.125%–2.898% 2013–2042	78,014	84,462
		233,791	2.61
Total U.S. Treasury bonds & notes		2,188,145	24.42

Energy — 4.00%
Chevron Corp. 1.104%–4.95% 2017–2019	10,875	12,768.14
Other securities		345,662	3.86
		358,430	4.00

Industrials — 2.95%
Volvo Treasury AB 5.95% 2015[5]	34,000	37,123.41
Other securities		227,163	2.54
		264,286	2.95

Federal agency bonds & notes — 2.87%
Freddie Mac:
1.25% 2019	48,500	48,360	1.17
0.375%–5.00% 2013–2015	55,000	56,087
Federal Home Loan Bank 1.00%–5.50% 2013–2017	58,940	60,797.68
Fannie Mae 0.50%–5.375% 2013–2016	45,280	46,602.52
Other securities		44,971.50
		256,817	2.87

Other — 25.33%
Other securities		2,270,436	25.33
Total bonds, notes & other debt instruments (cost: $8,023,626,000)		8,397,445	93.71

Preferred securities — 0.01%

Financials — 0.01%
Other securities	1,025.01
Total preferred securities (cost: $785,000)	1,025.01

Common stocks — 0.00%

Consumer discretionary — 0.00%
Other securities	272.00
Total common stocks (cost: $1,020,000)	272.00

American Funds Insurance Series

Bond Fund

Short-term securities — 13.79%

	Principal amount (000)	Value (000)	Percent of net assets

Freddie Mac 0.06%–0.16% due 1/7–4/9/2013	$313,525	$313,513	3.50%
Federal Home Loan Bank 0.08%–0.18% due 1/7–4/24/2013	299,950	299,924	3.35
Fannie Mae 0.08%–0.16% due 1/7–6/12/2013	191,500	191,484	2.14
Chevron Corp. 0.12% due 1/7/2013[5]	85,000	84,996.95
Jupiter Securitization Co., LLC 0.20%–0.21% due 1/8–3/12/2013[5]	71,100	71,083.79
Coca-Cola Co. 0.13%–0.20% due 1/16–4/15/2013[5]	62,000	61,978.69
Wal-Mart Stores, Inc. 0.09%–0.10% due 1/4–1/30/2013[5]	50,000	49,998.56
Merck & Co. Inc. 0.10% due 1/31/2013[5]	42,000	41,996.47
Medtronic Inc. 0.16% due 1/17/2013[5]	40,850	40,846.46
Other securities		79,241.88
Total short-term securities (cost: $1,235,008,000)		1,235,059	13.79
Total investment securities (cost: $9,260,439,000)		9,633,801	107.51
Other assets less liabilities		(672,966)	(7.51)
Net assets		$8,960,835	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,518,000, which represented .04% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized (depreciation) appreciation at 12/31/2012 (000)

	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Euros	1/7/2013	Bank of New York Mellon	$3,874	€3,000	$(78)
Euros	1/11/2013	Citibank	$14,185	€10,930	(243)
Euros	1/25/2013	UBS AG	$2,795	€2,110	10
Japanese yen	1/25/2013	UBS AG	$22,753	¥1,877,036	731
Mexican pesos	1/10/2013	UBS AG	$28,647	MXN373,456	(218)
Mexican pesos	1/10/2013	HSBC Bank	$3,661	MXN47,709	(26)
Mexican pesos	1/10/2013	HSBC Bank	$9,170	MXN119,490	(65)
Swedish kronor	1/7/2013	Barclays Bank PLC	$2,852	SKr18,881	(51)
Swedish kronor	1/22/2013	Barclays Bank PLC	$2,143	SKr14,267	(50)
					$10

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]

A portion of a security in this range was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $278,000, which represented less than .01% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government price index.
[5]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,106,644,000, which represented 12.35% of the net assets of the fund.

Key to abbreviations and symbols
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
SKr = Swedish kronor

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2012

Largest holdings (by issuer)	Percent of net assets
Japanese Government	10.87%
Fannie Mae	9.96
U.S. Treasury	9.86
Swedish Government	4.71
Polish Government	4.43
United Mexican States Government	4.27
German Government	3.27
South Korean Government	2.77
Spanish Government	2.77
United Kingdom Government	2.09

Bonds, notes & other debt instruments — 94.84%

	Principal amount (000)	Value (000)		Percent of net assets
Euros — 15.23%
German Government:
4.25% 2017	€12,400	US$	19,312	3.27%
2.00% 2022	11,090		15,650
6.25% 2030	7,400		15,796
1.50%–5.625% 2015–2040[1]	22,316		35,017
Spanish Government:
3.80% 2017	13,600		17,936	2.77
5.50% 2017	22,965		32,144
5.50% 2021	12,125		16,436
4.20% 2037	5,800		6,147
Italian Government:
4.75% 2017	15,590		21,979	1.76
4.75%–5.50% 2017–2040	17,475		24,289
Austrian Government, Series 2, 4.65% 2018	20,150		31,839	1.21
Netherlands Government Eurobond:
4.25% 2013	13,000		17,542	1.14
3.75%–4.50% 2017–2042	7,375		12,278
Hungarian Government 3.875%–6.00% 2018–2020	5,400		7,319.28
Canadian Government 3.50% 2020	4,000		6,278.24
Other securities			119,502	4.56
			399,464	15.23

Japanese yen — 10.87%
Japanese Government:
Series 269, 1.30% 2015	¥5,047,000		59,819	10.87
Series 284, 1.70% 2016	3,883,500		47,609
Series 299, 1.30% 2019	4,898,550		60,060
Series 310, 1.00% 2020	4,814,900		57,676
Series 21, 2.30% 2035	1,330,000		16,666
0.70%–2.40% 2013–2038	3,623,800		43,333
			285,163	10.87

Swedish kronor — 4.71%
Swedish Government:
Series 1051, 3.75% 2017	SKr308,920		53,431	4.71
Series 105, 3.50% 2022	187,180		33,725
3.50%–6.75% 2014–2028[1]	190,537		36,304
			123,460	4.71

Polish zloty — 4.20%
Polish Government:
Series 0414, 5.75% 2014	PLN 64,500		21,544	4.20
Series 1017, 5.25% 2017	158,325		55,796
5.75% 2022	42,790		16,219
5.25%–5.75% 2020–2021	45,000		16,650
			110,209	4.20

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)		Value (000)	Percent of net assets
Mexican pesos — 4.19%
United Mexican States Government:
Series M, 6.25% 2016	MXN	225,500	US$18,188	4.19%
Series M10, 7.25% 2016		235,000	19,658
Series M, 8.00% 2020		170,000	15,499
Series M30, 10.00% 2036		155,000	17,369
Series M30, 5.00%–9.50% 2014–2017		476,400	39,120
			109,834	4.19

South Korean won — 2.74%
South Korean Government:
3.75% 2013	KRW	7,250,000	6,802	2.74
Series 1703, 3.50% 2017		17,300,000	16,533
5.50% 2017		30,934,300	32,111
5.75% 2018		15,457,680	16,517
			71,963	2.74

British pounds — 2.26%
United Kingdom:
3.75% 2021		£11,620	22,178	2.09
1.75%–5.00% 2016–2040		17,630	32,709
Other securities			4,537.17
			59,424	2.26

Norwegian kroner — 1.89%
Norwegian Government:
5.00% 2015	NKr	65,000	12,657	1.89
4.25% 2017		105,210	21,134
4.50% 2019		74,610	15,686
			49,477	1.89

Canadian dollars — 1.67%
Canadian Government 2.00%–4.50% 2014–2021	C$	23,935	26,202	1.00
Other securities			17,575.67
			43,777	1.67

Malaysian ringgits — 1.26%
Malaysian Government:
Series 0210, 4.012% 2017	MYR	41,000	13,861	1.26
3.814%–5.094% 2014–2018		56,860	19,103
			32,964	1.26

Singapore dollars — 0.88%
Singapore (Republic of) 3.75% 2016	S$	24,885	22,963.88

Hungarian forints — 0.80%
Hungarian Government 6.75%–7.00% 2017–2022	HUF	4,370,000	20,858.80

Australian dollars — 0.65%
Queensland Treasury Corp., Series 15, 6.00% 2015	A$	12,000	13,448.51
Other securities			3,494.14
			16,942.65

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)		Value (000)			Percent of net assets
U.S. dollars — 41.74%
Fannie Mae:
2.50% 2028[2]	US$	20,290	US$	21,222		9.96%
3.00% 2043[2]		65,330		68,474
6.00% 2043[2]		16,648		18,185
2.184%–6.50% 2022–2043[2,3]		143,439		153,474
U.S. Treasury:
1.25% 2014		17,430		17,634		8.89
2.625% 2016[4]		21,250		22,741
0.625% 2017		15,065		15,044
0.875% 2017		14,860		15,051
1.00% 2017		19,495		19,838
1.625% 2022		16,057		15,864
3.00% 2042		15,000		15,225
0.625%–6.50% 2013–2041		100,082		111,625
U.S. Treasury Inflation-Protected Securities:
0.125%–1.875% 2013–2042[1]		23,947		25,517.97
Freddie Mac 0%–6.50% 2016–2042[2,3]		43,197		45,283		1.73
Polish Government 5.00%–6.375% 2019–2022		4,910		5,998.23
United Mexican States Government Global 5.95% 2019		1,660		2,050.08
Hungarian Government 6.25% 2020		1,400		1,552.06
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 2014[5]		1,240		1,292.05
South Korean Government 5.75% 2014		700		744.03
Other securities				517,857		19.74
				1,094,670		41.74

Other currencies — 1.75%
Other securities				45,994		1.75
Total bonds, notes & other debt instruments (cost: $2,362,709,000)				2,487,162		94.84

Common stocks — 0.00%

U.S. dollars — 0.00%
Other securities				—	[6]	.00
Total common stocks (cost: $0)				—	[6]	.00

Short-term securities — 8.56%
Freddie Mac 0.07%–0.14% due 2/27–5/1/2013		56,300		56,290		2.15
Commonwealth Bank of Australia 0.20% due 1/8/2013[5]		30,000		29,999		1.14
Federal Home Loan Bank 0.125%–0.152% due 3/4-4/1/2013		28,500		28,499		1.09
Private Export Funding Corp. 0.26% due 6/18/2013[5]		22,300		22,263.85
Svenska Handelsbanken Inc. 0.26% due 2/15/2013[5]		22,000		21,994.84
Fannie Mae 0.115% due 3/13/2013		21,800		21,799.83
Bank of Nova Scotia 0.02%–0.12% due 1/2/2013		16,000		16,000.61
Old Line Funding, LLC 0.20% due 1/9/2013[5]		15,500		15,500.59
Other securities				12,199.46
Total short-term securities (cost: $224,532,000)				224,543		8.56
Total investment securities (cost: $2,587,241,000)				2,711,705		103.40
Other assets less liabilities				(89,089)		(3.40)
Net assets			US$	2,622,616		100.00%

American Funds Insurance Series

Global Bond Fund

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $399,000, which represented .02% of the net assets of the fund. One of these securities (which represented less than .01% of the net assets of the fund) was acquired on 4/30/2010 through a private placement transaction exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					Unrealized appreciation (depreciation) at 12/31/2012 (000)
			Contract amount

	Settlement date	Counterparty	Receive (000)	Deliver (000)
Purchases:
Euros	1/10/2013	HSBC Bank	€17,632	$22,853	US $	423
Euros	1/18/2013	UBS AG	€18,219	$24,000		52
Euros	1/24/2013	HSBC Bank	€11,561	$15,301		(38)
Japanese yen	1/8/2013	Bank of New York Mellon	¥293,477	$3,586		(199)
Japanese yen	1/9/2013	UBS AG	¥341,432	$4,159		(218)
Japanese yen	1/15/2013	Bank of New York Mellon	¥3,000,000	$36,401		(1,769)
Japanese yen	1/15/2013	Barclays Bank PLC	¥1,240,002	$15,088		(732)
Japanese yen	1/22/2013	HSBC Bank	¥990,354	$11,834		(400)
Japanese yen	1/24/2013	HSBC Bank	¥1,156,890	$13,749		(393)
Japanese yen	1/24/2013	HSBC Bank	¥2,717,783	$32,300		(923)
Japanese yen	2/7/2013	UBS AG	¥1,096,110	$12,743		(87)
					US$	(4,284)

Sales:
British pounds	1/14/2013	UBS AG	€15,800	£12,800	US$	66
Euros	1/7/2013	HSBC Bank	$7,605	€5,810		(64)
Euros	1/8/2013	Bank of New York Mellon	¥186,366	€1,760		(172)
Euros	1/17/2013	HSBC Bank	$15,765	€12,060		(156)
Euros	1/22/2013	HSBC Bank	¥991,681	€8,995		(426)
Mexican pesos	1/10/2013	HSBC Bank	$8,559	MXN111,531		(61)
Mexican pesos	1/10/2013	HSBC Bank	$3,418	MXN44,531		(24)
Mexican pesos	1/10/2013	UBS AG	$26,739	MXN348,582		(203)
					US$	(1,040)

Forward currency contracts – net					US$	(5,324)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]

A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $4,066,000, which represented .16% of the net assets of the fund.

[5]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $241,301,000, which represented 9.20% of the net assets of the fund.

[6]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2012

Largest holdings (by issuer)	Percent of net assets
First Data	2.93%
Sprint Nextel	2.39
Reynolds Group	2.13
Clearwire	2.00
MGM Resorts International	1.78
Realogy Holdings	1.76
CIT Group	1.59
Frontier Communications	1.54
Wind Acquisition	1.47
inVentiv Health	1.45

Bonds, notes & other debt instruments — 92.51%

	Principal amount (000)	Value (000)	Percent of net assets
Consumer discretionary — 16.93%
MGM Resorts International:
5.875% 2014	$10,080	$10,534	1.78%
6.625%–8.625% 2015–2022[1]	24,425	25,920
Boyd Gaming Corp.:
9.125% 2018	9,190	9,420	1.20
6.75%–9.00% 2014–2020[1]	15,400	15,233
Univision Communications Inc.:
Term Loan B, 4.462% 2017[2,3,4]	16,240	16,005	1.01
8.50% 2021[1]	4,570	4,741
Needle Merger Sub Corp. 8.125% 2019[1]	12,955	13,246.65
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	11,950	12,846.63
Other securities		238,958	11.66
		346,903	16.93

Industrials — 12.89%
CEVA Group PLC 8.375%–12.75% 2016–2020[1]	25,110	21,767	1.06
Ply Gem Industries, Inc.:
9.375% 2017[1]	2,650	2,829	1.03
8.25% 2018	16,910	18,347
Hawker Beechcraft Acquisition Co., LLC:
Debtor in Possession Delayed Draw, 9.75% 2013[2,3,4]	4,026	4,088	1.00
Letter of Credit, 2.211% 2014[2,3,4]	572	310
Term Loan B, 4.25% 2014[2,3,4]	25,990	14,100
Term Loan B, 10.75% 2014[2,3,4]	1,952	1,103
8.50%–9.75% 2015–2017[5,6]	11,033	935
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	19,055	19,436.95
BE Aerospace, Inc. 5.25% 2022	12,155	12,945.63
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[2]	9,500	10,390.51
DAE Aviation Holdings, Inc. 11.25% 2015[1]	10,035	10,361.51
Euramax International, Inc. 9.50% 2016	10,880	10,200.50
Other securities		137,482	6.70
		264,293	12.89

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Telecommunication services — 11.25%
Sprint Nextel Corp.:
8.375% 2017	$9,250	$10,799	2.39%
7.00% 2020	13,250	14,542
6.00%–11.50% 2016–2022[1]	19,950	23,643
Clearwire Communications and Clearwire Finance, Inc.:
Series A, 12.00% 2015[1]	13,790	14,893
Series B, 12.00% 2015[1]	12,480	13,478	2.00
14.75% 2016[1]	1,250	1,722
12.00% 2017[1]	9,135	10,825
Frontier Communications Corp.:
8.25% 2017	10,150	11,774	1.54
7.125%–9.25% 2018–2023	17,475	19,801
Wind Acquisition SA:
11.75% 2017[1]	17,618	18,543	1.47
7.25% 2018[1]	5,975	6,080
7.375% 2018	€4,075	5,480
Cricket Communications, Inc.:
7.75% 2016	$17,485	18,600	1.17
7.75% 2020	5,200	5,330
LightSquared, Term Loan B, 12.00% 2014[3,4,5,6]	17,291	14,741.72
Other securities		40,307	1.96
		230,558	11.25

Health care — 10.26%
inVentiv Health Inc.:
10.25% 2018[1]	16,890	14,737	1.45
9.00%–10.00% 2018[1]	15,910	15,033
Quintiles, Term Loan B-2, 4.50% 2018[2,3,4]	17,270	17,270.84
VPI Escrow Corp. 6.375% 2020[1]	13,525	14,573.71
Elan Finance PLC and Elan Finance Corp. 6.25% 2019[1]	10,350	10,867.53
DJO Finance LLC 7.75% 2018	10,800	10,449.51
Other securities		127,440	6.22
		210,369	10.26

Financials — 9.78%
Realogy Corp.:
Term Loan B, 4.461% 2016[2,3,4]	18,818	18,900
Letter of Credit, 4.461% 2016[2,3,4]	1,327	1,332	1.76
7.875% 2019[1]	11,850	12,976
7.625%–9.00% 2020[1]	2,500	2,874
CIT Group Inc.:
Series C, 4.75% 2015[1]	11,365	11,876	1.59
5.00% 2017	14,800	15,762
4.25%–5.50% 2017–2019[1]	4,750	5,049
iStar Financial Inc.:
Term Loan B, 5.75% 2017[2,3,4]	18,099	18,325	1.02
Series B, 9.00% 2017	2,380	2,606
International Lease Finance Corp. 4.875% 2015	16,810	17,463.85
Other securities		93,362	4.56
		200,525	9.78

Energy — 8.48%
NGPL PipeCo LLC 9.625% 2019[1]	13,750	15,881.77
QGOG Constellation S.A. 6.25% 2019[1]	10,950	11,443.56
Other securities		146,442	7.15
		173,766	8.48

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Materials — 8.13%
Reynolds Group Inc.:
9.875% 2019	$9,885	$10,626	2.13%
5.75% 2020[1]	26,005	26,915
7.125%–9.00% 2018–2019	5,740	6,100
Inmet Mining Corp. 8.75% 2020[1]	13,385	14,690.71
Georgia Gulf Corp. 9.00% 2017[1]	10,593	11,838.58
CEMEX Finance LLC 9.375% 2022[1]	8,125	9,181.45
Other securities		87,360	4.26
		166,710	8.13

Information technology — 6.90%
First Data Corp.:
11.25% 2016	18,095	17,824
Term Loan D, 5.211% 2017[2,3,4]	6,737	6,638	2.93
12.625% 2021	9,429	9,971
6.75%–10.55% 2015–2022[1,2,6]	25,097	25,656
SRA International, Inc.:
Term Loan B, 6.50% 2018[2,3,4]	14,378	13,748	1.06
11.00% 2019	7,835	8,031
Other securities		59,589	2.91
		141,457	6.90

Consumer staples — 3.52%
Albertson’s, Inc. 7.25% 2013	460	466
SUPERVALU Inc.:
7.50% 2014	10,385	10,125	1.03
8.00% 2016	1,625	1,556
Term Loan B, 8.00% 2018[2,3,4]	8,905	9,059
Rite Aid Corp. 10.25% 2019	8,995	10,299.50
Other securities		40,649	1.99
		72,154	3.52

Utilities — 2.83%
TXU, Term Loan, 4.713% 2017[2,3,4]	14,696	9,896.99
Texas Competitive Electric Holdings Co. LLC 11.50% 2020[1]	13,230	10,419
Other securities		37,622	1.84
		57,937	2.83

Other — 1.54%
Other securities		31,470	1.54
Total bonds, notes & other debt instruments (cost: $1,821,869,000)		1,896,142	92.51

American Funds Insurance Series

High-Income Bond Fund

Convertible securities — 0.14%

	Value (000)	Percent of net assets
Other — 0.14%
Other securities	$2,877.14%
Total convertible securities (cost: $2,335,000)	2,877.14

Preferred securities — 0.25%

Financials — 0.25%
Other securities	5,161.25
Total preferred securities (cost: $4,160,000)	5,161.25

Common stocks — 0.37%

Other — 0.37%
Other securities	7,576.37
Total common stocks (cost: $10,502,000)	7,576.37

Rights & warrants — 0.03%

Consumer discretionary — 0.03%
Other securities	547.03
Total rights & warrants (cost: $165,000)	547.03

Short-term securities — 5.83%

	Principal amount (000)

Federal Home Loan Bank 0.085%–0.11% due 2/15–3/20/2013	$72,800	72,795	3.55
Variable Funding Capital Company LLC 0.14% due 1/31/2013[1]	19,800	19,798.96
Paccar Financial Corp. 0.16% due 1/17/2013	10,000	9,999.49
Private Export Funding Corp. 0.26% due 6/12/2013[1]	9,400	9,385.46
Other securities		7,599.37
Total short-term securities (cost: $119,570,000)		119,576	5.83
Total investment securities (cost: $1,958,601,000)		2,031,879	99.13
Other assets less liabilities		17,838.87
Net assets		$2,049,717	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,678,000, which represented .57% of the net assets of the fund. Some of these securities (with an aggregate value of $2,922,000, an aggregate cost of $5,656,000, and which represented .14% of the net assets of the fund) were acquired from 9/17/2009 to 12/31/2012 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series

High-Income Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized depreciation at 12/31/2012 (000)

	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Euros	1/7/2013	Bank of New York Mellon	$3,882	€3,000	$(78)
Euros	1/7/2013	JPMorgan Chase	$1,135	€875	(20)
					$(98)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $702,429,000, which represented 34.27% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $250,885,000, which represented 12.24% of the net assets of the fund.

[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to symbol
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

Mortgage Fund

Investment portfolio December 31, 2012

Bonds, notes & other debt instruments — 86.14%

	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations — 74.98%
Federal agency mortgage-backed obligations[1] — 71.38%
Government National Mortgage Assn.:
4.00% 2039	$980	$1,047
6.00% 2039	1,640	1,835
4.00% 2040	581	620
5.50% 2040	10,848	11,937
4.50% 2041	344	376
5.00% 2041	6,193	6,776	25.85%
5.00% 2041	2,867	3,041
6.50% 2041	2,960	3,350
3.00% 2042	624	664
3.50% 2042	629	665
4.00% 2042	142	152
3.50% 2043[2]	1,125	1,223
3.50% 2043[2]	950	1,032
4.00% 2043[2]	2,250	2,468
Freddie Mac:
3.00% 2026	277	292
2.50% 2027	1,441	1,507
4.50% 2036	4,781	5,141
5.50% 2037	105	113
5.00% 2038	953	1,027
5.50% 2038	1,500	1,619
5.50% 2038	423	457
5.50% 2038	291	314
5.50% 2038	262	283
5.50% 2038	241	260
5.50% 2038	124	134
3.819% 2039[3]	467	497
4.50% 2039	1,206	1,295
5.50% 2039	3,225	3,485
5.50% 2039	939	1,014
4.50% 2040	855	921
4.50% 2040	431	464
4.50% 2040	155	167
4.50% 2041	406	438	22.06
2.562% 2042[3]	260	272
4.00% 2042	1,220	1,326
4.50% 2042	1,216	1,305
3.50% 2043[2]	1,050	1,117
4.00% 2043[2]	3,125	3,337
4.50% 2043[2]	1,250	1,342
Series K501, Class A1, multifamily 1.337% 2016	96	98
Series K711, Class A1, multifamily 1.321% 2018	150	153
Series K705, Class A2, multifamily 2.303% 2018	146	154
Series K706, Class A2, multifamily 2.323% 2018	200	211
Series K704, Class A2, multifamily 2.412% 2018	75	79
Series K711, Class A2, multifamily 1.73% 2019	150	153
Series K709, Class A2, multifamily 2.086% 2019	125	130
Series K015, Class A1, multifamily 2.257% 2020	47	50
Series K019, Class A1, multifamily 1.459% 2021	148	150
Series K017, Class A2, multifamily 2.873% 2021	200	214
Series K022, Class A1, multifamily 1.583% 2022	175	178
Series K022, Class A2, multifamily 2.355% 2022	175	178
Series K020, Class A2, multifamily 2.373% 2022	150	153

American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets

Federal agency mortgage-backed obligations[1] (continued)
Fannie Mae:
2.50% 2027	$3,925	$4,109
2.50% 2027	542	568
2.50% 2027	189	198
2.50% 2027	91	95
3.00% 2028[2]	4,250	4,487
3.521% 2040[3]	628	667
4.184% 2040[3]	1,028	1,095
3.469% 2041[3]	430	455
3.568% 2041[3]	404	427
3.766% 2041[3]	555	589	16.00%
4.00% 2041	379	407
2.505% 2042[3]	580	608
3.50% 2042	1,172	1,253
4.00% 2042	1,924	2,088
2.52% 2043[2,3,4]	340	355
3.00% 2043[2]	3,450	3,616
Series 2012-M14, multifamily 1.114% 2017	150	152
Series 2012-M9, multifamily 1.513% 2017	150	153
Series 2012-M5, Class A1, multifamily 1.787% 2022	121	124
Series 2012-M2, Class A2, multifamily 2.717% 2022	200	209
Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	100	107
Vendee Mortgage Trust:
Series 2011-2, Class V, 3.75% 2028	6,234	6,855	6.88
Series 2011-2, Class DA, 3.75% 2033	233	244
Series 2010-1, Class DA, 4.25% 2035	2,096	2,264
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.759% 2048[3,5]	801	803.59
		97,142	71.38

Other mortgage-backed securities[1] — 3.60%
Bank of Nova Scotia:
1.25% 2014[5]	200	203.46
1.75% 2017[5]	200	207
1.95% 2017[5]	200	209
Westpac Banking Corp.:
1.375% 2015[5]	200	203.45
2.45% 2016[5]	200	211
1.25% 2017[5]	200	200
Bank of Montreal:
1.30% 2014[5]	250	254.38
1.95% 2017[5]	250	261
UBS AG:
1.875% 2015[5]	200	205.30
2.25% 2017[5]	200	207
National Bank of Canada 2.20% 2016[5]	250	263.19
Australia & New Zealand Banking Group Ltd. 2.40% 2016[5]	250	263.19
Commonwealth Bank of Australia 2.25% 2017[5]	250	261.19
Barclays Bank PLC 2.25% 2017[5]	250	258.19
Caisse Centrale Desjardins 1.60% 2017[5]	250	257.19
Stadshypotek AB 1.875% 2019[5]	250	250.19

American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations (continued)
Other mortgage-backed securities[1] (continued)

Credit Suisse Group AG 2.60% 2016[5]	$200	$211.16%
Sparebank 1 Boligkreditt AS 2.30% 2017[5]	200	209.15
Nordea Eiendomskreditt AS 2.125% 2017[5]	200	209.15
Swedbank AB 2.125% 2016[5]	200	208.15
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[5]	200	198.15
Northern Rock PLC 5.625% 2017[5]	125	146.11
		4,893	3.60
Total mortgage-backed obligations		102,035	74.98

Federal agency bonds & notes — 7.58%
Federal Home Loan Bank:
1.875% 2013	7,425	7,485
Series 2816, 1.00% 2017	1,145	1,158	7.20
1.00% 2017	150	150
4.125% 2020	850	1,006
Freddie Mac 1.75% 2015	500	518.38
		10,317	7.58

U.S. Treasury bonds & notes — 3.02%

U.S. Treasury inflation-protected securities[6] — 1.66%

0.625% 2013	1,083	1,082
0.125% 2016	445	469	1.66
0.125% 2017	662	709
		2,260	1.66

U.S. Treasury — 1.36%

0.50% 2013	1,000	1,002	1.36
0.50% 2014	850	854
		1,856	1.36
Total U.S. Treasury bonds & notes		4,116	3.02

Municipals — 0.56%
State of New Mexico, Mortgage Finance Authority, Single-family Mortgage Program Bonds, Series 2012-B-1, Class I, Alternative Minimum Tax, 3.75% 2043	250	264.20
State of Oklahoma, Housing Finance Agency, Single-family Mortgage Revenue Bonds (Homeownership Loan Program), Series 2012-A, 5.00% 2043	215	249.18
State of Iowa, Finance Authority, Single-family Mortgage Bonds (Mortgage-backed Securities Program), Series 2013-1, 2.15% 2043	250	248.18
		761.56
Total bonds, notes & other debt instruments (cost: $115,996,000)		117,229	86.14

American Funds Insurance Series

Mortgage Fund

Short-term securities — 26.37%

	Principal amount (000)	Value (000)	Percent of net assets

KfW 0.13% due 1/7/2013[5]	$3,000	$3,000	2.21%
Harvard University 0.14% due 1/9/2013	3,000	3,000	2.21
Merck & Co. Inc. 0.10% due 1/31/2013[5]	3,000	3,000	2.20
Paccar Financial Corp. 0.14% due 2/4/2013	3,000	3,000	2.20
Regents of the University of California 0.16% due 2/12/2013	3,000	2,999	2.20
Chariot Funding, LLC 0.20% due 3/8/2013[5]	3,000	2,999	2.20
Coca-Cola Co. 0.20% due 4/15/2013[5]	3,000	2,999	2.20
Procter & Gamble Co. 0.15% due 2/28/2013[5]	2,700	2,699	1.98
Private Export Funding Corp. 0.26% due 4/19/2013[5]	2,700	2,698	1.98
Wal-Mart Stores, Inc. 0.10% due 1/29/2013[5]	2,000	2,000	1.47
Medtronic Inc. 0.16% due 1/17/2013[5]	2,000	2,000	1.47
Walt Disney Co. 0.15% due 3/11/2013[5]	2,000	1,999	1.47
Variable Funding Capital Company LLC 0.14% due 1/31/2013[5]	1,900	1,900	1.40
Google Inc. 0.15% due 3/6/2013[5]	1,600	1,600	1.18
Total short-term securities (cost: $35,891,000)		35,893	26.37
Total investment securities (cost: $151,887,000)		153,122	112.51
Other assets less liabilities		(17,029)	(12.51)
Net assets		$136,093	100.00%

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $355,000, which represented .26% of the net assets of the fund.
[5]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $32,590,000, which represented 23.95% of the net assets of the fund.

[6]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2012

Bonds, notes & other debt instruments — 86.55%

	Principal amount (000)	Value (000)	Percent of net assets
Federal agency mortgage-backed obligations[1] — 52.89%
Fannie Mae:
2.50% 2027	$66,187	$69,282
3.00% 2028[2]	160,491	169,443
6.00% 2038	31,670	34,678
6.00% 2038	29,413	32,218	32.09%
3.00% 2043[2]	163,020	170,865
3.50% 2043[2]	139,925	149,222
4.00% 2043[2]	39,658	42,521
6.00% 2043[2]	33,839	36,964
0%–11.187% 2017–2043[2,3,4]	487,656	522,215
Freddie Mac:
5.50% 2038	38,282	41,337
4.00% 2041	29,226	31,236	11.58
4.50% 2041	27,505	29,688
0%–6.00% 2014–2042[3]	319,136	340,464
Government National Mortgage Assn.:
5.50% 2040	39,837	43,834	7.56
3.50% 2043[2]	79,630	86,529
2.50%–6.50% 2026–2058[2,3]	146,675	158,849
Vendee Mortgage Trust:
Series 2011-2, Class DA, 3.75% 2033	27,678	29,093	1.43
Series 2010-1, Class DA, 4.25% 2035	23,666	25,557
Other securities		8,764.23
		2,022,759	52.89

U.S. Treasury bonds & notes — 21.24%
U.S. Treasury — 16.86%
1.125% 2013	65,233	65,529
1.875% 2014	37,090	37,807
1.875% 2015	26,550	27,580
2.125% 2015	40,000	42,094
11.25% 2015	50,680	62,418
3.25% 2017	50,470	56,128	16.86
3.50% 2018	23,400	26,635
1.00% 2019	25,750	25,572
1.625% 2022	38,390	37,929
4.625% 2040	24,885	33,507
0.75%–8.125% 2014–2042	201,930	229,702
		644,901	16.86

U.S. Treasury inflation-protected securities[5] — 4.38%
0.625% 2013	28,415	28,386
0.125% 2017	74,922	80,224	4.38
0.125% 2022	25,892	28,104
0.75%–2.125% 2013–2042	27,167	30,576
		167,290	4.38
Total U.S. Treasury bonds & notes		812,191	21.24

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Federal agency bonds & notes — 12.22%
Federal Home Loan Bank:
1.875% 2013	$27,355	$27,574
3.625% 2013	68,220	70,073	6.71%
5.50% 2014	57,160	61,965
Series 2816, 1.00% 2017	56,095	56,739
1.00%–4.125% 2013–2020	38,190	40,320
Freddie Mac:
0.375% 2014	26,550	26,589	1.82
1.25%–1.75% 2015–2019	42,155	42,955
Tennessee Valley Authority:
Series A, 3.875% 2021	30,475	35,404	1.79
1.875%–5.88% 2022–2042	28,850	33,100
Fannie Mae:
0.75% 2013	37,750	37,937	1.06
6.625% 2030	1,650	2,502
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds 1.625%–2.625% 2014	23,500	24,096.63
Private Export Funding Corp. 1.45% 2019	4,750	4,727.12
Other securities		3,357.09
		467,338	12.22

Bonds & notes of government agencies outside the U.S. — 0.20%
Other securities		7,575.20
Total bonds, notes & other debt instruments (cost: $3,236,569,000)		3,309,863	86.55

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Short-term securities — 31.14%

	Principal amount (000)	Value (000)	Percent of net assets

Procter & Gamble Co. 0.15%–0.16% due 1/14–2/28/2013[6]	$107,100	$107,092	2.80%
Coca-Cola Co. 0.14%–0.21% due 1/25–4/16/2013[6]	105,600	105,580	2.76
Wal-Mart Stores, Inc. 0.09%–0.10% due 1/4–1/30/2013[6]	97,000	96,994	2.54
National Rural Utilities Cooperative Finance Corp. 0.14%–0.15% due 1/7–2/7/2013	90,000	89,993	2.35
Private Export Funding Corp. 0.26%–0.27% due 4/19–6/12/2013[6]	89,900	89,777	2.35
Variable Funding Capital Company LLC 0.17%–0.18% due 1/14–2/8/2013[6]	75,000	74,991	2.33
Wells Fargo & Co. 0.14% due 3/13/2013	14,200	14,193
Walt Disney Co. 0.11%–0.16% due 2/11–4/3/2013[6]	77,600	77,570	2.03
Chariot Funding, LLC 0.21%–0.22% due 2/5–3/18/2013[6]	54,591	54,579	1.95
Jupiter Securitization Co., LLC 0.21% due 3/21/2013[6]	20,000	19,992
Emerson Electric Co. 0.11%–0.15% due 1/28–3/26/2013[6]	67,900	67,888	1.78
Paccar Financial Corp. 0.15%–0.17% due 1/7–3/13/2013	59,300	59,287	1.55
Regents of the University of California 0.16%–0.17% due 2/12–3/18/2013	51,930	51,917	1.36
Medtronic Inc. 0.16%–0.17% due 1/17–2/14/2013[6]	47,200	47,192	1.23
Federal Farm Credit Banks 0.11%–0.18% due 1/22–10/18/2013	43,000	42,972	1.12
Merck & Co. Inc. 0.10% due 1/31/2013[6]	40,000	39,997	1.05
John Deere Credit Ltd. 0.20% due 2/12/2013[6]	28,800	28,793.75
General Electric Capital Corp. 0.12% due 3/18/2013	28,500	28,492.74
Federal Home Loan Bank 0.145% due 2/20/2013	16,897	16,896.44
Other securities		76,852	2.01
Total short-term securities (cost: $1,191,060,000)		1,191,047	31.14
Total investment securities (cost: $4,427,629,000)		4,500,910	117.69
Other assets less liabilities		(676,647)	(17.69)
Net assets		$3,824,263	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,291,000, which represented .14% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $881,454,000, which represented 23.05% of the net assets of the fund.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2012

Short-term securities — 100.34%

	Principal amount (000)	Value (000)	Percent of net assets
Federal agency discount notes — 36.98%
Freddie Mac 0.05%–0.15% due 1/16–6/10/2013	$73,100	$73,090	13.63%
Federal Home Loan Bank 0.085%–0.13% due 1/4–4/19/2013	71,200	71,195	13.28
Fannie Mae 0.08%–0.15% due 1/25–3/20/2013	43,950	43,947	8.20
Federal Farm Credit Banks 0.14% due 2/25/2013	10,000	9,998	1.87
		198,230	36.98

Commercial paper — 31.87%
Regents of the University of California 0.16%–0.18% due 1/24–2/12/2013	16,600	16,597	3.09
GlaxoSmithKline Finance PLC 0.16% due 2/7/2013[1]	15,400	15,397	2.87
Province of Ontario 0.15% due 2/1/2013	15,000	14,997	2.80
Toyota Credit Canada Inc. 0.14% due 1/18/2013	12,600	12,599	2.35
Victory Receivables Corp. 0.21% due 1/8/2013[1]	12,000	11,999	2.24
KfW 0.20% due 2/26/2013[1]	11,400	11,398	2.13
Thunder Bay Funding, LLC 0.17% due 1/2/2013[1]	11,300	11,300	2.11
Chariot Funding, LLC 0.20% due 1/9/2013[1]	10,000	10,000	1.87
Commonwealth Bank of Australia 0.20% due 1/8/2013[1]	10,000	10,000	1.87
Variable Funding Capital Company LLC 0.17% due 1/9/2013[1]	10,000	10,000	1.87
BHP Billiton Finance (USA) Limited 0.17% due 1/28/2013[1]	10,000	9,999	1.86
Medtronic Inc. 0.16% due 1/24/2013[1]	10,000	9,999	1.86
Bank of Nova Scotia 0.12% due 1/2/2013	8,700	8,700	1.62
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/17/2013	8,100	8,099	1.51
Coca-Cola Co. 0.13% due 1/16/2013[1]	5,000	5,000.93
Emerson Electric Co. 0.15% due 1/28/2013[1]	4,800	4,799.89
		170,883	31.87

U.S. Treasuries — 29.81%
U.S. Treasury Bills 0.085%–0.155% due 1/3–4/11/2013	159,800	159,792	29.81

Discount notes — 1.68%
International Bank for Reconstruction and Development 0.11% due 2/4/2013	9,000	8,999	1.68
Total investment securities (cost: $537,880,000)		537,904	100.34
Other assets less liabilities		(1,798)	(.34)
Net assets		$536,106	100.00%

[1]

Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,891,000, which represented 20.50% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2012

	Global Discovery Fund	Global Growth Fund		Global Small Capitalization Fund	Growth Fund		International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$263,620	$5,229,632		$3,553,936	$21,919,184		$9,113,236
Affiliated issuers	—	—		69,347	350,297		—
Cash denominated in currencies other than U.S. dollars	—	—		117	—		954
Cash	81	419		119	1,071		193
Unrealized appreciation on open forward currency contracts	—	—		11	—		199
Receivables for:
Sales of investments	6	—		6,250	—		35,840
Sales of fund’s shares	54	541		656	2,916		7,841
Closed forward currency contracts	—	—		—	—		—
Dividends and interest	256	5,111		2,089	9,600		20,214
Other	—	—		—	—		—

	264,017	5,235,703		3,632,525	22,283,068		9,178,477

Liabilities:
Unrealized depreciation on open forward currency contracts	—	—		—	—		3,333
Payables for:
Purchases of investments	1,537	15,300		1,746	24,456		633
Repurchases of fund’s shares	216	28,054		6,363	33,061		37,195
Closed forward currency contracts	—	—		—	—		—
Investment advisory services	127	2,313		2,121	6,158		3,800
Distribution services	48	785		542	3,171		1,157
Administrative services	2	44		30	188		77
Trustees’ deferred compensation	1	27		17	347		158
Non-U.S. taxes	—	74		—	—		4,608
Other	1	44		50	57		133

	1,932	46,641		10,869	67,438		51,094

Net assets at December 31, 2012	$262,085	$5,189,062		$3,621,656	$22,215,630		$9,127,383

Investment securities, at cost:
Unaffiliated issuers	$218,093	$3,893,011		$2,835,274	$14,772,334		$7,206,590

Affiliated issuers	—	—		$108,808	$323,592		—

Cash denominated in currencies other than U.S. dollars, at cost	—	—		$117	—		$954

Net assets consist of:
Capital paid in on shares of beneficial interest	$230,774	$4,203,797		$3,410,177	$16,736,246		$8,558,081
Undistributed (distributions in excess of) net investment income	321	2,832		(28,275)	87,829		(23,909)
(Accumulated) undistributed net realized (loss) gain	(14,539)	(354,096)		(439,466)	(1,781,998)		(1,305,508)
Net unrealized appreciation	45,529	1,336,529		679,220	7,173,553		1,898,719

Net assets at December 31, 2012	$262,085	$5,189,062		$3,621,656	$22,215,630		$9,127,383

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$32,807	$1,465,623		$1,018,390	$7,115,681		$3,618,663
Shares outstanding	2,410	62,159		50,518	116,837		204,649
Net asset value per share	$13.61	$23.58		$20.16	$60.90		$17.68
Class 2:
Net assets	$229,278	$3,723,438		$2,603,265	$14,910,964		$5,465,025
Shares outstanding	16,919	158,849		131,050	246,669		310,094
Net asset value per share	$13.55	$23.44		$19.86	$60.45		$17.62
Class 3:
Net assets	—	—		—	$188,984		$43,694
Shares outstanding	—	—		—	3,100		2,468
Net asset value per share	—	—		—	$60.97		$17.70
Class 4:
Net assets	—	$1		$1	$1		$1
Shares outstanding	—	—	*	— *	—	*	— *
Net asset value per share	—	$23.58		$20.16	$60.90		$17.68

See end of Statements of Assets & Liabilities for footnote.

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Asset Allocation Fund		Global Balanced Fund	Bond Fund		Global Bond Fund

$2,507,768		$4,737,805		$2,007,044	$23,290,313		$434,529	$12,677,103		$156,803	$9,633,801		$2,711,705
—		—		7,761	—		—	—		—	—		—
—		—		81	—		1,030	—		—	—		46
227		1,515		387	4,042		68	4,744		126	1,711		306
—		—		—	—		—	—		22	741		541

5,826		—		—	146,858		1,499	85,294		420	307,826		54,184
3,479		2,929		1,268	3,102		2,365	6,296		272	7,134		3,666
—		—		—	—		—	—		—	351		—
6,307		8,095		3,934	28,357		1,033	32,782		607	55,490		27,851
121		—		—	—		—	—		—	—		—

2,523,728		4,750,344		2,020,475	23,472,672		440,524	12,806,219		158,250	10,007,054		2,798,299

105		—		—	—		—	—		105	731		5,865

27		5,403		—	85,402		12,251	329,680		6,866	1,036,514		167,110
3,506		3,257		2,033	25,897		56	10,519		29	4,980		1,085
—		—		—	—		—	—		—	8		41
1,531		1,633		1,012	5,365		231	3,050		83	2,793		1,165
288		716		387	2,863		47	1,112		25	1,071		353
21		40		17	199		3	105		1	76		22
9		19		7	398		1	106		—	38		6
198		—		26	—		—	—		—	—		—
63		1		18	17		5	8		2	8		36

5,748		11,069		3,500	120,141		12,594	344,580		7,111	1,046,219		175,683

$2,517,980		$4,739,275		$2,016,975	$23,352,531		$427,930	$12,461,639		$151,139	$8,960,835		$2,622,616

$1,981,642		$3,916,430		$1,624,770	$17,839,049		$392,879	$10,463,849		$145,692	$9,260,439		$2,587,241

—		—		$15,879	—		—	—		—	—		—

—		—		$81	—		$1,030	—		—	—		$46

$1,989,312		$4,403,613		$2,181,520	$19,598,534		$400,498	$10,214,179		$141,856	$8,459,909		$2,469,126
(8,688)		22,907		(1,578)	71,481		(2,255)	49,224		(252)	33,380		1,823
11,536		(508,621)		(537,099)	(1,768,760)		(11,961)	(15,022)		(1,497)	94,154		32,151
525,820		821,376		374,132	5,451,276		41,648	2,213,258		11,032	373,392		119,516

$2,517,980		$4,739,275		$2,016,975	$23,352,531		$427,930	$12,461,639		$151,139	$8,960,835		$2,622,616

$1,140,260		$1,357,382		$179,766	$9,781,724		$202,880	$7,198,631		$31,794	$3,916,925		$959,110
49,723		135,123		17,028	254,229		13,271	390,515		3,076	346,925		77,869
$22.93		$10.05		$10.56	$38.48		$15.29	$18.43		$10.34	$11.29		$12.32

$1,377,719		$3,381,892		$1,837,208	$13,402,565		$225,049	$5,225,281		$119,344	$5,043,909		$1,663,505
60,547		339,263		174,387	350,472		14,757	285,452		11,559	451,707		135,618
$22.75		$9.97		$10.54	$38.24		$15.25	$18.31		$10.33	$11.17		$12.27

—		—		—	$168,241		—	$37,726		—	—		—
—		—		—	4,368		—	2,045		—	—		—
—		—		—	$38.52		—	$18.45		—	—		—

$1		$1		$1	$1		$1	$1		$1	$1		$1
—	*	—	*	— *	—	*	— *	—	*	— *	—	*	—	*
$22.93		$10.05		$10.55	$38.47		$15.29	$18.43		$10.33	$11.29		$12.31

See Notes to Financial Statements

American Funds Insurance Series

Statements of assets & liabilities at December 31, 2012

(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund		Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$2,031,879		$153,122		$4,500,910		$537,904
Affiliated issuers	—		—		—		—
Cash denominated in currencies other than U.S. dollars	—		—		—		—
Cash	3,779		122		125		98
Unrealized appreciation on open forward currency contracts	—		—		—		—
Receivables for:
Sales of investments	277		3,042		319,557		—
Sales of fund’s shares	432		469		2,108		109
Closed forward currency contracts	—		—		—		—
Dividends and interest	32,824		334		13,876		—
Other	—		—		—		—

	2,069,191		157,089		4,836,576		538,111

Liabilities:
Unrealized depreciation on open forward currency contracts	98		—		—		—
Payables for:
Purchases of investments	7,765		20,862		1,009,050		—
Repurchases of fund’s shares	10,105		74		1,701		1,740
Closed forward currency contracts	—		—		—		—
Investment advisory services	802		49		1,064		145
Distribution services	246		10		427		99
Administrative services	17		1		32		5
Trustees’ deferred compensation	40		—	*	38		16
Non-U.S. taxes	—		—		—		—
Other	401		—	*	1		—	*

	19,474		20,996		1,012,313		2,005

Net assets at December 31, 2012	$2,049,717		$136,093		$3,824,263		$536,106

Investment securities, at cost:
Unaffiliated issuers	$1,958,601		$151,887		$4,427,629		$537,880

Affiliated issuers	—		—		—		—

Cash denominated in currencies other than U.S. dollars, at cost	—		—		—		—

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,096,722		$134,502		$3,647,472		$536,098
Undistributed (accumulated) net investment income (loss)	19,941		33		5,925		(16)
(Accumulated) undistributed net realized (loss) gain	(140,132)		323		97,585		—	*
Net unrealized appreciation	73,186		1,235		73,281		24

Net assets at December 31, 2012	$2,049,717		$136,093		$3,824,263		$536,106

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$893,745		$86,861		$1,809,277		$66,297
Shares outstanding	80,093		8,293		141,920		5,846
Net asset value per share	$11.16		$10.47		$12.75		$11.34
Class 2:
Net assets	$1,134,764		$49,231		$1,995,166		$459,398
Shares outstanding	102,905		4,707		157,964		41,120
Net asset value per share	$11.03		$10.46		$12.63		$11.17
Class 3:
Net assets	$21,207		—		$19,819		$10,410
Shares outstanding	1,897		—		1,553		925
Net asset value per share	$11.18		—		$12.76		$11.26
Class 4:
Net assets	$1		$1		$1		$1
Shares outstanding	—	*	—	*	—	*	—	*
Net asset value per share	$11.16		$10.47		$12.75		$11.34

*Amount less than one thousand.

American Funds Insurance Series

Statements of operations for the year ended December 31, 2012

(dollars in thousands)

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund	Growth Fund	International Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$3,382		$98,222		$39,269	$341,806	$209,181
Interest	135		462		2,830	2,726	1,868

	3,517		98,684		42,099	344,532	211,049

Fees and expenses[3]:
Investment advisory services	1,449		26,852		24,722	78,245	44,296
Distribution services — Class 2	548		9,200		6,467	40,726	13,431
Distribution services — Class 3	—		—		—	349	79
Transfer agent services	—	[4]	—	[4]	— [4]	2	1
Administrative services	25		507		350	2,407	895
Reports to shareholders	14		288		193	1,413	471
Registration statement and prospectus	3		99		71	354	125
Trustees’ compensation	2		51		34	277	104
Auditing and legal	17		58		82	161	94
Custodian	27		572		732	783	2,407
State and local taxes	3		58		49	175	90
Other	1		8		10	39	17

Total fees and expenses	2,089		37,693		32,710	124,931	62,010

Net investment income	1,428		60,991		9,389	219,601	149,039

Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments[2]	9,266		337,708		(62,229)	1,768,337	(84,814)
Forward currency contracts	—		—		(180)	—	(5,310)
Currency transactions	77		(657)		(188)	280	(1,395)

	9,343		337,051		(62,597)	1,768,617	(91,519)

Net unrealized appreciation (depreciation) on:
Investments	35,396		638,596		637,342	1,983,863	1,432,830
Forward currency contracts	—		—		111	—	(3,097)
Currency translations	2		149		157	2	239

	35,398		638,745		637,610	1,983,865	1,429,972

Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency	44,741		975,796		575,013	3,752,482	1,338,453

Net increase in net assets resulting from operations	$46,169		$1,036,787		$584,402	$3,972,083	$1,487,492

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2012

	New World Fund	Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$39,431	$133,145		$60,503		$485,004	$9,230
Interest	15,321	430		3,725		10,475	724

	54,752	133,575		64,228		495,479	9,954

Fees and expenses[3]:
Investment advisory services	17,217	19,284		12,003		64,310	1,885
Distribution services — Class 2	3,423	8,663		4,617		34,024	538
Distribution services — Class 3	—	—		—		313	—
Transfer agent services	— [4]	—	[4]	—	[4]	2	— [4]
Administrative services	234	468		202		2,386	27
Reports to shareholders	116	193		85		1,380	14
Registration statement and prospectus	48	65		22		356	8
Trustees’ compensation	22	45		20		273	2
Auditing and legal	53	31		30		160	7
Custodian	748	31		196		425	67
State and local taxes	33	34		24		135	3
Other	4	7		4		37	1

Total fees and expenses	21,898	28,821		17,203		103,801	2,552

Net investment income (loss)	32,854	104,754		47,025		391,678	7,402

Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments[2]	71,708	184,484		43,379		1,607,701	(302)
Forward currency contracts	348	—		—		—	—
Currency transactions	(558)	(2)		(256)		450	(71)

	71,498	184,482		43,123		1,608,151	(373)

Net unrealized appreciation (depreciation) on:
Investments	284,636	312,797		237,042		1,855,167	35,069
Forward currency contracts	(141)	—		—		—	—
Currency translations	83	1		8		(559)	8

	284,578	312,798		237,050		1,854,608	35,077

Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts and currency	356,076	497,280		280,173		3,462,759	34,704

Net increase (decrease) in net assets resulting from operations	$388,930	$602,034		$327,198		$3,854,437	$42,106

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$183,575	$2,509	$96	$19	$667		$—		$—	$—
107,259	1,038	236,543	69,890	152,482		601		42,135	637

290,834	3,547	236,639	69,909	153,149		601		42,135	637

35,034	860	33,340	12,893	9,155		471		12,614	1,764
13,238	251	12,675	4,203	2,792		93		5,042	1,183
69	—	—	—	38		—		38	20
1	— [4]	1	— [4]	—	[4]	—	[4]	— [4]	—	[4]
1,201	13	906	244	198		11		385	55
660	13	445	100	53		12		79	25
177	14	114	75	18		10		47	4
123	1	92	23	23		1		41	8
78	7	56	16	13		1		24	4
229	24	84	370	12		1		11	1
68	— [4]	70	21	17		—	[4]	23	4
18	3	18	10	7		—	[4]	6	1

50,896	1,186	47,801	17,955	12,326		600		18,310	3,069

239,938	2,361	188,838	51,954	140,823		1		23,825	(2,432)

655,917	(1,479)	228,482	27,313	1,278		2,018		115,324	—	[4]
—	107	4,208	(519)	510		—		—	—
1,067	(60)	(1,468)	(3,269)	17		—		—	—

656,984	(1,432)	231,222	23,525	1,805		2,018		115,324	—	[4]

895,524	13,846	63,378	77,320	111,678		581		(60,103)	17
—	(157)	(1,378)	(10,231)	(547)		—		—	—
16	4	276	1,443	38		—		—	—

895,540	13,693	62,276	68,532	111,169		581		(60,103)	17

1,552,524	12,261	293,498	92,057	112,974		2,599		55,221	17

$1,792,462	$14,622	$482,336	$144,011	$253,797		$2,600		$79,046	$(2,415)

American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

Operations:
Net investment income	$1,428	$897	$60,991	$63,168	$9,389	$5,940
Net realized gain (loss) on investments, forward currency contracts and currency transactions	9,343	2,342	337,051	169,353	(62,597)	118,284
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	35,398	(21,570)	638,745	(691,852)	637,610	(872,616)

Net increase (decrease) in net assets resulting from operations	46,169	(18,331)	1,036,787	(459,331)	584,402	(748,392)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,392)	(1,073)	(48,274)	(72,598)	(49,282)	(51,361)
Distributions from net realized gain on investments	—	—	—	—	—	—

Total dividends and distributions paid to shareholders	(1,392)	(1,073)	(48,274)	(72,598)	(49,282)	(51,361)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	3,744	4,509	116,073	292,157	183,971	260,759
Proceeds from reinvestment of dividends and distributions	241	191	16,161	21,349	14,672	13,077
Cost of shares repurchased	(3,818)	(5,708)	(214,408)	(126,381)	(112,799)	(112,847)

Net increase (decrease) from Class 1 transactions	167	(1,008)	(82,174)	187,125	85,844	160,989

Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	17,236	31,034	47,056	126,562	86,346	190,502
Proceeds from reinvestment of dividends and distributions	1,151	882	32,113	51,249	34,610	38,284
Cost of shares repurchased	(30,718)	(29,592)	(608,844)	(555,330)	(364,953)	(352,259)

Net (decrease) increase from Class 2 transactions	(12,331)	2,324	(529,675)	(377,519)	(243,997)	(123,473)

Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—

Net decrease from Class 3 transactions	—	—	—	—	—	—

Class 4[2]:
Proceeds from initial capitalization	—	—	1	—	1	—
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	— [3]	—	— [3]	—
Cost of shares repurchased	—	—	—	—	—	—

Net increase from Class 4 transactions	—	—	1	—	1	—

Net (decrease) increase in net assets resulting from capital share transactions	(12,164)	1,316	(611,848)	(190,394)	(158,152)	37,516

Total increase (decrease) in net assets	32,613	(18,088)	376,665	(722,323)	376,968	(762,237)
Net assets:
Beginning of period	229,472	247,560	4,812,397	5,534,720	3,244,688	4,006,925

End of period	$262,085	$229,472	$5,189,062	$4,812,397	$3,621,656	$3,244,688

Undistributed (distributions in excess of) net investment income	$321	$204	$2,832	$(9,228)	$(28,275)	$(4,530)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	291	360	5,365	13,872	9,682	13,074
Shares issued on reinvestment of dividends and distributions	18	17	689	1,111	791	656
Shares repurchased	(301)	(475)	(9,757)	(5,879)	(5,936)	(5,493)

Net increase (decrease) in shares outstanding	8	(98)	(3,703)	9,104	4,537	8,237

Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	1,358	2,518	2,233	6,147	4,691	9,954
Shares issued on reinvestment of dividends and distributions	86	78	1,371	2,670	1,918	1,881
Shares repurchased	(2,422)	(2,441)	(28,048)	(26,120)	(19,370)	(17,409)

Net (decrease) increase in shares outstanding	(978)	155	(24,444)	(17,303)	(12,761)	(5,574)

Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

Net decrease in shares outstanding	—	—	—	—	—	—

Class 4[2]:
Shares issued from initial capitalization	—	—	— [3]	—	— [3]	—
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	— [3]	—	— [3]	—
Shares repurchased	—	—	—	—	—	—

Net increase in shares outstanding	—	—	— [3]	—	— [3]	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund

Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

$219,601	$170,225	$149,039	$182,485	$32,854	$34,813	$104,754	$82,473	$47,025	$57,228
1,768,617	1,310,098	(91,519)	68,099	71,498	59,342	184,482	47,848	43,123	64,461
1,983,865	(2,508,429)	1,429,972	(1,610,909)	284,578	(441,321)	312,798	(171,752)	237,050	(227,677)

3,972,083	(1,028,106)	1,487,492	(1,360,325)	388,930	(347,166)	602,034	(41,431)	327,198	(105,988)

(199,835)	(183,102)	(139,135)	(180,183)	(26,969)	(43,508)	(97,174)	(79,949)	(49,855)	(57,317)
—	—	—	—	—	—	—	—	—	—

(199,835)	(183,102)	(139,135)	(180,183)	(26,969)	(43,508)	(97,174)	(79,949)	(49,855)	(57,317)

—	—	—	—	—	—	—	—	—	—
277,348	1,455,614	266,734	733,782	243,140	282,080	612,734	457,400	27,152	24,368
75,334	69,488	60,357	74,656	13,526	17,417	29,511	19,601	4,745	4,976
(1,863,267)	(1,739,435)	(552,826)	(401,623)	(92,066)	(108,841)	(399,693)	(129,524)	(36,662)	(25,399)

(1,510,585)	(214,333)	(225,735)	406,815	164,600	190,656	242,552	347,477	(4,765)	3,945

—	—	—	—	—	—	—	—	—	—
177,807	377,625	225,412	261,585	54,652	77,973	53,607	87,090	28,455	75,640
122,858	112,195	78,128	104,617	13,443	26,091	67,663	60,348	45,110	52,341
(4,632,501)	(2,853,936)	(859,434)	(822,667)	(252,673)	(241,474)	(461,477)	(392,846)	(329,160)	(269,548)

(4,331,836)	(2,364,116)	(555,894)	(456,465)	(184,578)	(137,410)	(340,207)	(245,408)	(255,595)	(141,567)

1,746	3,187	374	600	—	—	—	—	—	—
1,643	1,419	650	910	—	—	—	—	—	—
(33,580)	(37,540)	(7,378)	(10,300)	—	—	—	—	—	—

(30,191)	(32,934)	(6,354)	(8,790)	—	—	—	—	—	—

1	—	1	—	1	—	1	—	1	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

1	—	1	—	1	—	1	—	1	—

(5,872,611)	(2,611,383)	(787,982)	(58,440)	(19,977)	53,246	(97,654)	102,069	(260,359)	(137,622)

(2,100,363)	(3,822,591)	560,375	(1,598,948)	341,984	(337,428)	407,206	(19,311)	16,984	(300,927)

24,315,993	28,138,584	8,567,008	10,165,956	2,175,996	2,513,424	4,332,069	4,351,380	1,999,991	2,300,918

$22,215,630	$24,315,993	$9,127,383	$8,567,008	$2,517,980	$2,175,996	$4,739,275	$4,332,069	$2,016,975	$1,999,991

$87,829	$41,249	$(23,909)	$(28,097)	$(8,688)	$(12,009)	$22,907	$15,329	$(1,578)	$1,589

—	—	—	—	—	—	—	—	—	—
4,834	26,314	16,344	42,357	11,398	12,763	61,796	49,552	2,703	2,466
1,260	1,339	3,445	4,942	600	874	2,924	2,244	459	547
(31,869)	(31,294)	(32,947)	(22,899)	(4,285)	(4,907)	(39,869)	(14,425)	(3,653)	(2,639)

(25,775)	(3,641)	(13,158)	24,400	7,713	8,730	24,851	37,371	(491)	374

—	—	—	—	—	—	—	—	—	—
3,123	6,924	13,909	15,757	2,591	3,627	5,597	9,574	2,924	7,766
2,084	2,158	4,462	6,932	599	1,308	6,761	6,956	4,374	5,765
(81,722)	(51,994)	(51,810)	(47,098)	(11,890)	(10,997)	(47,179)	(42,812)	(33,092)	(27,720)

(76,515)	(42,912)	(33,439)	(24,409)	(8,700)	(6,062)	(34,821)	(26,282)	(25,794)	(14,189)

29	58	23	33	—	—	—	—	—	—
28	27	37	60	—	—	—	—	—	—
(577)	(689)	(446)	(602)	—	—	—	—	—	—

(520)	(604)	(386)	(509)	—	—	—	—	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—

American Funds Insurance Series

Statements of changes in net assets

	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

Operations:
Net investment income (loss)	$391,678	$391,142	$7,402	$6,769	$239,938	$236,655
Net realized gain (loss) on investments, forward currency contracts and currency transactions	1,608,151	778,600	(373)	(11,416)	656,984	445,247
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	1,854,608	(1,540,187)	35,077	(16,749)	895,540	(525,185)

Net increase (decrease) in net assets resulting from operations	3,854,437	(370,445)	42,106	(21,396)	1,792,462	156,717

Dividends and distributions paid to shareholders:
Dividends from net investment income	(395,890)	(396,728)	(9,411)	(6,952)	(249,622)	(227,718)
Distributions from net realized gain on investments	—	—	—	(1,666)	—	—

Total dividends and distributions paid to shareholders	(395,890)	(396,728)	(9,411)	(8,618)	(249,622)	(227,718)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	994,378	2,301,709	166,454	11,112	690,030	990,218
Proceeds from reinvestment of dividends and distributions	179,283	177,601	4,726	1,362	149,689	126,587
Cost of shares repurchased	(2,343,170)	(2,024,087)	(7,358)	(5,348)	(419,110)	(372,456)

Net (decrease) increase from Class 1 transactions	(1,169,509)	455,223	163,822	7,126	420,609	744,349

Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	138,677	225,436	21,059	47,484	106,642	161,946
Proceeds from reinvestment of dividends and distributions	213,820	216,185	4,685	7,256	99,191	100,376
Cost of shares repurchased	(2,162,539)	(3,443,264)	(27,910)	(10,317)	(823,760)	(776,979)

Net (decrease) increase from Class 2 transactions	(1,810,042)	(3,001,643)	(2,166)	44,423	(617,927)	(514,657)

Class 3:
Proceeds from shares sold	820	611	—	—	1,291	1,486
Proceeds from reinvestment of dividends and distributions	2,787	2,942	—	—	742	755
Cost of shares repurchased	(33,096)	(33,765)	—	—	(6,555)	(8,524)

Net decrease from Class 3 transactions	(29,489)	(30,212)	—	—	(4,522)	(6,283)

Class 4[2]:
Proceeds from initial capitalization	1	—	1	—	1	—
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	— [3]	—	— [3]	—	— [3]	—
Cost of shares repurchased	—	—	—	—	—	—

Net increase from Class 4 transactions	1	—	1	—	1	—

Net (decrease) increase in net assets resulting from capital share transactions	(3,009,039)	(2,576,632)	161,657	51,549	(201,839)	223,409

Total increase (decrease) in net assets	449,508	(3,343,805)	194,352	21,535	1,341,001	152,408
Net assets:
Beginning of period	22,903,023	26,246,828	233,578	212,043	11,120,638	10,968,230

End of period	$23,352,531	$22,903,023	$427,930	$233,578	$12,461,639	$11,120,638

Undistributed (distributions in excess of) net investment income	$71,481	$75,243	$(2,255)	$(431)	$49,224	$54,622

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	26,843	66,580	10,893	733	39,118	59,877
Shares issued on reinvestment of dividends and distributions	4,692	5,467	310	102	8,204	7,976
Shares repurchased	(62,718)	(58,504)	(503)	(372)	(23,646)	(22,565)

Net (decrease) increase in shares outstanding	(31,183)	13,543	10,700	463	23,676	45,288

Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	3,857	6,631	1,460	3,211	6,083	9,848
Shares issued on reinvestment of dividends and distributions	5,631	6,690	308	546	5,485	6,358
Shares repurchased	(59,217)	(99,771)	(1,901)	(691)	(46,863)	(47,378)

Net (decrease) increase in shares outstanding	(49,729)	(86,450)	(133)	3,066	(35,295)	(31,172)

Class 3:
Shares sold	22	18	—	—	73	89
Shares issued on reinvestment of dividends and distributions	73	90	—	—	41	48
Shares repurchased	(898)	(985)	—	—	(370)	(518)

Net decrease in shares outstanding	(803)	(877)	—	—	(256)	(381)

Class 4[2]:
Shares issued from initial capitalization	— [3]	—	— [3]	—	— [3]	—
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	— [3]	—	— [3]	—	— [3]	—
Shares repurchased	—	—	—	—	—	—

Net increase in shares outstanding	— [3]	—	— [3]	—	— [3]	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund

Year ended December 31, 2012	Period ended December 31, 2011[1]	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Period ended December 31, 2011[1]

$2,361	$716	$188,838	$277,991	$51,954	$59,362	$140,823	$147,342	$1	$(8)
(1,432)	(431)	231,222	226,664	23,525	36,590	1,805	57,433	2,018	1,055
13,693	(2,661)	62,276	111,166	68,532	(7,482)	111,169	(165,107)	581	654

14,622	(2,376)	482,336	615,821	144,011	88,470	253,797	39,668	2,600	1,701

(2,397)	(566)	(231,875)	(294,438)	(55,524)	(63,204)	(143,258)	(148,337)	(703)	(70)
—	—	—	—	(21,416)	(11,339)	—	—	(1,250)	(687)

(2,397)	(566)	(231,875)	(294,438)	(76,940)	(74,543)	(143,258)	(148,337)	(1,953)	(757)

—	29,990	—	—	—	—	—	—	—	9,990
29	—	761,662	909,847	374,578	349,922	112,401	101,737	57,612	43,900
562	180	106,210	144,664	26,657	20,317	62,358	62,902	1,305	555
(1)	—	(1,419,488)	(1,637,395)	(78,701)	(74,136)	(115,003)	(100,355)	(27,398)	(453)

590	30,170	(551,616)	(582,884)	322,534	296,103	59,756	64,284	31,519	53,992

—	10	—	—	—	—	—	—	—	10
46,372	74,155	302,695	290,995	135,590	264,743	114,547	125,080	29,661	22,509
1,835	386	125,665	149,774	50,283	54,226	79,441	83,842	648	202
(9,674)	(1,989)	(504,544)	(683,249)	(210,485)	(193,151)	(185,788)	(224,964)	(2,938)	(1,102)

38,533	72,562	(76,184)	(242,480)	(24,612)	125,818	8,200	(16,042)	27,371	21,619

—	—	—	—	—	—	5,364	4,922	—	—
—	—	—	—	—	—	1,459	1,593	—	—
—	—	—	—	—	—	(7,355)	(8,071)	—	—

—	—	—	—	—	—	(532)	(1,556)	—	—

1	—	1	—	1	—	1	—	1	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

1	—	1	—	1	—	1	—	1	—

39,124	102,732	(627,799)	(825,364)	297,923	421,921	67,425	46,686	58,891	75,611

51,349	99,790	(377,338)	(503,981)	364,994	435,848	177,964	(61,983)	59,538	76,555

99,790	—	9,338,173	9,842,154	2,257,622	1,821,774	1,871,753	1,933,736	76,555	—

$151,139	$99,790	$8,960,835	$9,338,173	$2,622,616	$2,257,622	$2,049,717	$1,871,753	$136,093	$76,555

$(252)	$(21)	$33,380	$41,435	$1,823	$14,995	$19,941	$22,413	$33	—[3]

—	2,999	—	—	—	—	—	—	—	999
3	—	67,100	83,574	30,370	28,575	9,936	8,888	5,467	4,279
54	20	9,439	13,182	2,182	1,696	5,619	5,926	125	53
— [3]	—	(125,727)	(147,575)	(6,414)	(6,021)	(10,154)	(8,824)	(2,586)	(44)

57	3,019	(49,188)	(50,819)	26,138	24,250	5,401	5,990	3,006	5,287

—	1	—	—	—	—	—	—	—	1
4,711	7,826	27,149	26,930	11,094	21,848	10,267	11,138	2,825	2,185
178	42	11,291	13,786	4,140	4,539	7,244	7,981	62	20
(984)	(215)	(45,084)	(63,002)	(17,264)	(15,857)	(16,687)	(20,022)	(279)	(107)

3,905	7,654	(6,644)	(22,286)	(2,030)	10,530	824	(903)	2,608	2,099

—	—	—	—	—	—	480	437	—	—
—	—	—	—	—	—	132	150	—	—
—	—	—	—	—	—	(655)	(708)	—	—

—	—	—	—	—	—	(43)	(121)	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—

American Funds Insurance Series

(dollars and shares in thousands)

Statements of changes in net assets

	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

Operations:
Net investment income (loss)	$23,825	$63,410	$(2,432)	$(2,667)
Net realized gain on investments, forward currency contracts and currency transactions	115,324	116,429	— [3]	—
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(60,103)	101,161	17	(6)

Net increase (decrease) in net assets resulting from operations	79,046	281,000	(2,415)	(2,673)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(43,222)	(70,900)	—	—
Distributions from net realized gain on investments	(110,100)	(89,203)	—	—

Total dividends and distributions paid to shareholders	(153,322)	(160,103)	—	—

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	195,168	396,185	28,695	39,488
Proceeds from reinvestment of dividends and distributions	73,727	76,989	—	—
Cost of shares repurchased	(209,851)	(238,468)	(37,213)	(47,462)

Net increase (decrease) from Class 1 transactions	59,044	234,706	(8,518)	(7,974)

Class 2:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	146,483	149,648	156,563	325,889
Proceeds from reinvestment of dividends and distributions	78,772	82,153	—	—
Cost of shares repurchased	(192,849)	(250,644)	(224,943)	(315,311)

Net increase (decrease) from Class 2 transactions	32,406	(18,843)	(68,380)	10,578

Class 3:
Proceeds from shares sold	1,630	4,249	7,742	11,928
Proceeds from reinvestment of dividends and distributions	823	961	—	—
Cost of shares repurchased	(6,050)	(8,204)	(9,181)	(13,416)

Net decrease from Class 3 transactions	(3,597)	(2,994)	(1,439)	(1,488)

Class 4[2]:
Proceeds from initial capitalization	1	—	1	—
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	— [3]	—	—	—
Cost of shares repurchased	—	—	—	—

Net increase from Class 4 transactions	1	—	1	—

Net increase (decrease) in net assets resulting from capital share transactions	87,854	212,869	(78,336)	1,116

Total increase (decrease) in net assets	13,578	333,766	(80,751)	(1,557)
Net assets:
Beginning of period	3,810,685	3,476,919	616,857	618,414

End of period	$3,824,263	$3,810,685	$536,106	$616,857

Undistributed (distributions in excess of) net investment income	$5,925	$9,324	$(16)	$(14)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	15,076	31,215	2,528	3,470
Shares issued on reinvestment of dividends and distributions	5,774	6,037	—	—
Shares repurchased	(16,180)	(18,490)	(3,278)	(4,170)

Net increase (decrease) in shares outstanding	4,670	18,762	(750)	(700)

Class 2:
Shares issued from initial capitalization	—	—	—	—
Shares sold	11,413	11,792	13,986	28,960
Shares issued on reinvestment of dividends and distributions	6,228	6,506	—	—
Shares repurchased	(15,060)	(19,741)	(20,084)	(28,025)

Net increase (decrease) in shares outstanding	2,581	(1,443)	(6,098)	935

Class 3:
Shares sold	125	330	686	1,053
Shares issued on reinvestment of dividends and distributions	65	75	—	—
Shares repurchased	(467)	(642)	(813)	(1,185)

Net decrease in shares outstanding	(277)	(237)	(127)	(132)

Class 4[2]:
Shares issued from initial capitalization	— [3]	—	— [3]	—
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	— [3]	—	—	—
Shares repurchased	—	—	—	—

Net increase in shares outstanding	— [3]	—	— [3]	—

[1]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[2]	For the period December 14, 2012, commencement of operations, through December 31, 2012.
[3]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 19 different funds (the “funds”). This report covers 18 funds in the series. The Protected Asset Allocation Fund is covered in a separate report. Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2013; however, the series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the series offers two, three or four share classes (Classes 1, 2, 3 and 4). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the series’ investment adviser, values the funds’ investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income

American Funds Insurance Series

securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities

Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may,

American Funds Insurance Series

as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2012 (dollars in thousands):

Global Discovery Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$34,904	$17,641		—	$52,545
Health care	47,597	1,131		—	48,728
Information technology	38,281	7,275		—	45,556
Financials	11,025	17,545		—	28,570
Telecommunication services	5,773	6,099		—	11,872
Utilities	—	11,411		—	11,411
Industrials	4,419	4,173		—	8,592
Materials	2,348	1,142		—	3,490
Energy	1,524	—		—	1,524
Miscellaneous	5,396	7,444		—	12,840
Short-term securities	—	38,492		—	38,492

Total	$151,267	$112,353		—	$263,620

*Securities with a market value of $53,069,000, which represented 20.25% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Global Growth Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$621,946	$484,942		$1,337	$1,108,225
Financials	296,577	519,002		—	815,579
Health care	397,753	275,544		—	673,297
Information technology	375,755	230,994		—	606,749
Consumer staples	129,693	438,649		—	568,342
Industrials	174,277	183,835		—	358,112
Energy	159,217	151,908		—	311,125
Materials	139,394	97,360		—	236,754
Other	4,278	105,902		—	110,180
Miscellaneous	30,612	65,451		—	96,063
Short-term securities	—	345,206		—	345,206

Total	$2,329,502	$2,898,793		$1,337	$5,229,632

*Securities with a market value of $2,211,535,000, which represented 42.62% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series

Global Small Capitalization Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$367,056	$454,723		$60	$821,839
Industrials	137,327	319,220		—	456,547
Health care	332,276	78,030		—	410,306
Information technology	224,212	161,678		1,111	387,001
Energy	176,070	128,260		5	304,335
Financials	148,227	63,582		1,083	212,892
Consumer staples	73,934	125,677		—	199,611
Materials	26,886	159,077		1,645	187,608
Utilities	—	128,242		—	128,242
Telecommunication services	17,354	6,124		—	23,478
Miscellaneous	103,934	68,061		—	171,995
Preferred securities	—	5,775		—	5,775
Rights & warrants	—	52		3	55
Convertible securities	—	1,486		9,683	11,169
Bonds, notes & other debt instruments	—	7,763		—	7,763
Short-term securities	—	294,667		—	294,667

Total	$1,607,276	$2,002,417		$13,590	$3,623,283

	Other investments†

	Level 1	Level 2		Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$11		—	$11

*Securities with a market value of $1,147,134,000, which represented 31.67% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

Growth Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$3,925,239	$636,976		$—	$4,562,215
Financials	3,249,763	427,285		27,479	3,704,527
Information technology	2,540,538	482,942		—	3,023,480
Health care	2,635,913	238,196		18,316	2,892,425
Energy	2,265,103	54,152		40,199	2,359,454
Industrials	1,416,437	250,180		—	1,666,617
Materials	1,303,627	334,402		—	1,638,029
Consumer staples	673,277	178,943		—	852,220
Telecommunication services	347,830	—		—	347,830
Utilities	40,525	—		2,533	43,058
Miscellaneous	66,342	57,761		—	124,103
Rights & warrants	710	—		—	710
Short-term securities	—	1,054,813		—	1,054,813

Total	$18,465,304	$3,715,650		$88,527	$22,269,481

*Securities with a market value of $2,016,558,000, which represented 9.08% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series

International Fund
	Investment securities

	Level 1	Level 2 *	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$42,184	$1,407,035	$6,802	$1,456,021
Financials	93,966	1,156,232	—	1,250,198
Health care	208,509	1,019,378	—	1,227,887
Industrials	39,137	1,010,366	—	1,049,503
Information technology	175,787	790,107	—	965,894
Consumer staples	—	719,772	—	719,772
Telecommunication services	54,759	541,839	—	596,598
Materials	—	529,535	—	529,535
Energy	93,631	379,402	—	473,033
Utilities	—	243,866	—	243,866
Miscellaneous	6,280	240,464	—	246,744
Convertible securities	—	3,762	—	3,762
Bonds, notes & other debt instruments	—	74,538	—	74,538
Short-term securities	—	275,885	—	275,885

Total	$714,253	$8,392,181	$6,802	$9,113,236

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$199	—	$199
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,333)	—	(3,333)

Total	—	$(3,134)	—	$(3,134)

*Securities with a market value of $5,971,251,000, which represented 65.42% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

New World Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer staples	$49,576	$296,646		$—	$346,222
Consumer discretionary	48,873	291,508		—	340,381
Financials	83,527	188,920		37	272,484
Health care	61,288	175,188		—	236,476
Energy	101,941	107,976		—	209,917
Industrials	48,330	106,366		—	154,696
Information technology	58,729	93,806		—	152,535
Materials	16,339	94,136		—	110,475
Telecommunication services	42,076	68,188		—	110,264
Utilities	—	26,367		—	26,367
Miscellaneous	6,773	111,330		—	118,103
Rights & warrants	—	119		—	119
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	213,853		—	213,853
U.S. Treasury bonds & notes	—	1,752		—	1,752
Other	—	45,452		—	45,452
Short-term securities	—	168,672		—	168,672

Total	$517,452	$1,990,279		$37	$2,507,768

	Other investments†

	Level 1	Level 2		Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	—	$(105)		—	$(105)

*Securities with a market value of $1,215,887,000, which represented 48.29% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Blue Chip Income and Growth Fund
	Investment securities

	Level 1	Level 2		Level 3	Total

Assets:
Common stocks:
Energy	$655,624	$—		—	$655,624
Health care	642,690	—		—	642,690
Industrials	611,582	—		—	611,582
Information technology	606,086	—		—	606,086
Consumer staples	568,745	—		—	568,745
Telecommunication services	389,809	—		—	389,809
Consumer discretionary	273,099	—		—	273,099
Financials	179,103	—		—	179,103
Utilities	168,718	—		—	168,718
Materials	154,751	—		—	154,751
Miscellaneous	210,263	—		—	210,263
Convertible securities	70,608	—		—	70,608
Short-term securities	—	206,727		—	206,727

Total	$4,531,078	$206,727		—	$4,737,805

Global Growth and Income Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$289,878	$86,062		$—	$375,940
Financials	184,800	185,184		569	370,553
Information technology	84,507	102,345		—	186,852
Materials	137,254	45,739		—	182,993
Industrials	86,415	86,590		—	173,005
Health care	105,768	64,155		—	169,923
Consumer staples	71,956	93,831		—	165,787
Energy	84,160	35,497		—	119,657
Telecommunication services	36,079	76,679		—	112,758
Utilities	18,506	53,960		—	72,466
Convertible securities	—	14,825		360	15,185
Bonds, notes & other debt instruments	—	26,788		—	26,788
Short-term securities	—	42,898		—	42,898

Total	$1,099,323	$914,553		$929	$2,014,805

*Securities with a market value of $633,131,000, which represented 31.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Growth-Income Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$3,119,603	$139,291		—	$3,258,894
Information technology	3,111,220	91,698		—	3,202,918
Health care	2,961,600	204,737		—	3,166,337
Industrials	2,321,295	86,516		—	2,407,811
Energy	1,869,901	284,760		—	2,154,661
Consumer staples	1,349,868	162,170		—	1,512,038
Financials	1,387,006	110,352		—	1,497,358
Materials	1,302,672	106,065		—	1,408,737
Telecommunication services	995,984	—		—	995,984
Utilities	215,567	—		—	215,567
Miscellaneous	841,549	100,534		—	942,083
Preferred securities	—	17,000		—	17,000
Rights & warrants	2,533	—		—	2,533
Convertible securities	20,525	57,838		—	78,363
Bonds, notes & other debt instruments	—	59,756		—	59,756
Short-term securities	—	2,370,273		—	2,370,273

Total	$19,499,323	$3,790,990		—	$23,290,313

*Securities with a market value of $979,695,000, which represented 4.20% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series

International Growth and Income Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer staples	$18,262	$50,340		—	$68,602
Financials	6,168	53,487		—	59,655
Consumer discretionary	1,679	47,711		—	49,390
Telecommunication services	3,715	37,076		—	40,791
Utilities	—	39,409		—	39,409
Industrials	—	29,906		—	29,906
Health care	2,423	24,035		—	26,458
Energy	2,140	20,068		—	22,208
Information technology	5,028	15,852		—	20,880
Materials	—	13,473		—	13,473
Miscellaneous	—	97		—	97
Bonds, notes & other debt instruments	—	19,267		—	19,267
Short-term securities	—	44,393		—	44,393

Total	$39,415	$395,114		—	$434,529

*Securities with a market value of $211,822,000, which represented 49.50% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Asset Allocation Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$1,146,156	$222,811		$—	$1,368,967
Financials	1,318,251	—		—	1,318,251
Health care	1,220,524	—		—	1,220,524
Energy	1,010,519	74,834		—	1,085,353
Information technology	1,026,375	—		—	1,026,375
Industrials	918,093	—		19	918,112
Materials	655,584	—		2,383	657,967
Consumer staples	528,222	54,095		—	582,317
Utilities	273,743	—		—	273,743
Telecommunication services	58,992	107,946		—	166,938
Miscellaneous	299,250	—		—	299,250
Rights & warrants	440	261		—	701
Convertible securities	—	3,136		—	3,136
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	839,476		—	839,476
Mortgage-backed obligations	—	716,333		—	716,333
Corporate bonds & notes	—	409,849		—	409,849
Federal agency bonds & notes	—	55,158		—	55,158
Other	—	581,165		—	581,165
Short-term securities	—	1,153,488		—	1,153,488

Total	$8,456,149	$4,218,552		$2,402	$12,677,103

*Securities with a market value of $297,645,000, which represented 2.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series

Global Balanced Fund
	Investment securities

	Level 1	Level 2 *	Level 3	Total

Assets:
Common stocks:
Consumer staples	$6,395	$6,209	—	$12,604
Industrials	5,255	6,790	—	12,045
Consumer discretionary	6,165	5,613	—	11,778
Financials	3,508	8,199	—	11,707
Energy	7,569	1,892	—	9,461
Health care	5,116	3,359	—	8,475
Information technology	4,006	4,044	—	8,050
Materials	4,749	1,195	—	5,944
Telecommunication services	1,227	4,126	—	5,353
Utilities	—	1,906	—	1,906
Miscellaneous	1,187	4,183	—	5,370
Preferred securities	—	166	—	166
Convertible securities	—	1,304	—	1,304
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	23,414	—	23,414
Corporate bonds & notes	—	11,825	—	11,825
Mortgage-backed obligations	—	7,652	—	7,652
U.S. Treasury bonds & notes	—	5,503	—	5,503
Short-term securities	—	14,246	—	14,246

Total	$45,177	$111,626	—	$156,803

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$22	—	$22
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(105)	—	(105)

Total	—	$(83)	—	$(83)

*Securities with a market value of $34,243,000, which represented 22.66% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

Bond Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,059,331	$—	$3,059,331
U.S. Treasury bonds & notes	—	2,188,145	—	2,188,145
Corporate bonds & notes	—	622,716	—	622,716
Federal agency bonds & notes	—	256,817	—	256,817
Other	—	2,270,436	—	2,270,436
Preferred securities	—	1,025	—	1,025
Common stocks	2	15	255	272
Short-term securities	—	1,235,059	—	1,235,059

Total	$2	$9,633,544	$255	$9,633,801

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$741	—	$741
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(731)	—	(731)

Total	—	$10	—	$10

*Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Global Bond Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Bonds, notes & other debt instruments:
Euros	—	$399,464	—		$399,464
Japanese yen	—	285,163	—		285,163
Swedish kronor	—	123,460	—		123,460
Polish zloty	—	110,209	—		110,209
Mexican pesos	—	109,834	—		109,834
South Korean won	—	71,963	—		71,963
British pounds	—	59,424	—		59,424
Norwegian kroner	—	49,477	—		49,477
Canadian dollars	—	43,777	—		43,777
Malaysian ringgits	—	32,964	—		32,964
Singapore dollars	—	22,963	—		22,963
Hungarian forints	—	20,858	—		20,858
Australian dollars	—	16,942	—		16,942
U.S. dollars	—	1,094,670	—		1,094,670
Other currencies	—	45,994	—		45,994
Common stocks	—	—	—	*	— *
Short-term securities	—	224,543	—		224,543

Total	—	$2,711,705	—	*	$2,711,705

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$541	—		$541
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(5,865)	—		(5,865)

Total	—	$(5,324)	—		$(5,324)

*Amount less than one thousand.
†Forward currency contracts are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,864,279	$393	$1,864,672
Other	—	31,470	—	31,470
Convertible securities	—	2,877	—	2,877
Preferred securities	1,209	3,952	—	5,161
Common stocks	4,160	30	3,386	7,576
Rights & warrants	153	394	—	547
Short-term securities	—	119,576	—	119,576

Total	$5,522	$2,022,578	$3,779	$2,031,879

	Other investments*

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	—	$(98)	—	$(98)

*Forward currency contracts are not included in the investment portfolio.

Mortgage Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

Cash Management Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invest.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

American Funds Insurance Series

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the funds invest. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in debt securities rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocations to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, certain of the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series

5. Certain investment techniques

Some of the funds have entered into certain investment transactions and contracts as further described below.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — Some of the funds have participated in transactions that involve unfunded commitments, which may obligate them to lend additional sums based upon the terms of the loan agreement. As of December 31, 2012, the maximum exposure of unfunded loan commitments for Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund was $3,017,000, $776,000, $90,000 and $5,471,000, respectively, which would represent 0.02%, 0.01%, less than 0.01% and 0.27%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation of $27,000, $7,000, $1,000 and $13,000, respectively, is included in other payables in each fund’s statement of assets and liabilities and net unrealized appreciation on investments in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the funds’ exposure to changes in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2012, Global Small Capitalization Fund, International Fund, New World Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies.

Collateral — Upon entering into forward currency contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. To reduce these risks, the funds have entered into a collateral program with certain counterparties. The program calls for the funds to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

American Funds Insurance Series

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2009. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2008. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund and New World Fund for tax years before 2005; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables below and on the following page, some of the funds had capital loss carryforwards available at December 31, 2012. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

As of December 31, 2012:
Undistributed ordinary income	$322	$16,258	$33,254	$89,940	$31,894	$7,751
Undistributed long-term capital gain	—	—	—	—	—	11,646
Post-October capital loss deferral*	(502)	(261)	—	(17,079)	—	—
Capital loss carryforward:
No expiration	—	—	(79,088)	—	(145,237)	—
Expiring 2017	(13,619)	(353,831)	(354,503)	(1,583,328)	(1,057,173)	—
Expiring 2018	—	—	—	(12,099)	(84,504)	—

	$(13,619)	$(353,831)	$(433,591)	$(1,595,427)	$(1,286,914)	—

Capital loss carryforwards utilized	$8,937	$333,938	—	$1,761,708	—	$59,199

Reclassification to (from) undistributed/distributions in excess of net investment income from (to) accumulated net realized loss/undistributed net realized gain	$81	$(657)	$16,148	$26,814	$(5,716)	$(2,564)

Gross unrealized appreciation on investment securities	$51,552	$1,449,615	$951,228	$7,424,190	$2,107,074	$598,211
Gross unrealized depreciation on investment securities	(6,442)	(126,398)	(339,404)	(421,892)	(278,110)	(88,719)

Net unrealized appreciation on investment securities	$45,110	$1,323,217	$611,824	$7,002,298	$1,828,964	$509,492

Cost of investment securities	$218,510	$3,906,415	$3,011,459	$15,267,183	$7,284,272	$1,998,276

See end of table for footnote.

American Funds Insurance Series

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund

As of December 31, 2012:
Undistributed ordinary income	$22,927	$11,850	$74,334	$392	$50,395	$—
Late year ordinary loss deferral*	—	—	—	—	(24)	(172)
Post-October capital loss deferral*	—	(26,563)	—	—	—	—
Capital loss carryforward:
No expiration	—	—	—	(11,961)	—	(1,359)
Expiring 2016	(2,872)	—	—	—	—	—
Expiring 2017	(495,895)	(515,003)	(736,140)	—	—	—
Expiring 2018	—	(297)	(1,026,621)	—	(11,934)	—

	$(498,767)	$(515,300)	$(1,762,761)	$(11,961)	$(11,934)	$(1,359)

Capital loss carryforwards utilized	$63,012	$65,362	$1,606,344	—	$628,215	—

Reclassification (from) to undistributed/distributions in excess of net investment income (to) from accumulated net realized loss	$(2)	$(337)	$450	$185	$4,286	$(195)

Gross unrealized appreciation on investment securities	$899,374	$415,138	$6,024,962	$45,854	$2,348,226	$13,111
Gross unrealized depreciation on investment securities	(87,853)	(49,638)	(582,535)	(6,850)	(138,790)	(2,301)

Net unrealized appreciation on investment securities	$811,521	$365,500	$5,442,427	$39,004	$2,209,436	$10,810

Cost of investment securities	$3,926,284	$1,649,305	$17,847,886	$395,525	$10,467,667	$145,993

See end of table for footnote.

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2012:
Undistributed ordinary income	$35,166	$14,952	$24,270	$306	$50,308	$—
Late year ordinary loss deferral*	—	(2,774)	—	—	—	—
Undistributed long-term capital gain	96,941	17,722	—	50	53,953	—
Post-October capital loss deferral*	—	—	(16,286)	—	—	—
Capital loss carryforward:
No expiration	—	—	—	—	—	—	†
Expiring 2016	—	—	(9,223)	—	—	—
Expiring 2017	—	—	(113,685)	—	—	—

	—	—	$(122,908)	—	—	$—	†

Capital loss carryforwards utilized	$96,778	—	$17,283	—	—	—

Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	$34,982	$(9,602)	$(37)	$735	$15,998	$—
Reclassification to accumulated net investment loss from capital paid in on shares of beneficial interest	—	—	—	—	—	2,430

Gross unrealized appreciation on investment securities	$393,046	$136,902	$130,069	$1,293	$73,948	$26
Gross unrealized depreciation on investment securities	(24,396)	(13,675)	(61,302)	(58)	(1,381)	(2)

Net unrealized appreciation on investment securities	$368,650	$123,227	$68,767	$1,235	$72,567	$24

Cost of investment securities	$9,265,151	$2,588,478	$1,963,112	$151,887	$4,428,343	$537,880

*These deferrals are considered incurred in the subsequent year.
† Amount less than one thousand.

American Funds Insurance Series

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Global Discovery Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$241		—	$241		$191	—	$191
Class 2	1,151		—	1,151		882	—	882

Total	$1,392		—	$1,392		$1,073	—	$1,073

Global Growth Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,161		—	$16,161		$21,349	—	$21,349
Class 2	32,113		—	32,113		51,249	—	51,249
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$48,274		—	$48,274		$72,598	—	$72,598

Global Small Capitalization Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$14,672		—	$14,672		$13,077	—	$13,077
Class 2	34,610		—	34,610		38,284	—	38,284
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$49,282		—	$49,282		$51,361	—	$51,361

Growth Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$75,334		—	$75,334		$69,488	—	$69,488
Class 2	122,858		—	122,858		112,195	—	112,195
Class 3	1,643		—	1,643		1,419	—	1,419
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$199,835		—	$199,835		$183,102	—	$183,102

See end of table for footnotes.

American Funds Insurance Series

International Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$60,357		—	$60,357		$74,656	—	$74,656
Class 2	78,128		—	78,128		104,617	—	104,617
Class 3	650		—	650		910	—	910
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$139,135		—	$139,135		$180,183	—	$180,183

New World Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$13,526		—	$13,526		$17,417	—	$17,417
Class 2	13,443		—	13,443		26,091	—	26,091
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$26,969		—	$26,969		$43,508	—	$43,508

Blue Chip Income and Growth Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$29,511		—	$29,511		$19,601	—	$19,601
Class 2	67,663		—	67,663		60,348	—	60,348
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$97,174		—	$97,174		$79,949	—	$79,949

Global Growth and Income Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$4,745		—	$4,745		$4,976	—	$4,976
Class 2	45,110		—	45,110		52,341	—	52,341
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$49,855		—	$49,855		$57,317	—	$57,317

Growth-Income Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$179,283		—	$179,283		$177,601	—	$177,601
Class 2	213,820		—	213,820		216,185	—	216,185
Class 3	2,787		—	2,787		2,942	—	2,942
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$395,890		—	$395,890		$396,728	—	$396,728

American Funds Insurance Series

International Growth and Income Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$4,726		—	$4,726		$1,158	$204	$1,362
Class 2	4,685		—	4,685		6,152	1,104	7,256
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$9,411		—	$9,411		$7,310	$1,308	$8,618

Asset Allocation Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$149,689		—	$149,689		$126,587	—	$126,587
Class 2	99,191		—	99,191		100,376	—	100,376
Class 3	742		—	742		755	—	755
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$249,622		—	$249,622		$227,718	—	$227,718

Global Balanced Fund
	Year ended December 31, 2012					Period ended December 31, 2011[3]

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$562		—	$562		$180	—	$180
Class 2	1,835		—	1,835		386	—	386
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$2,397		—	$2,397		$566	—	$566

Bond Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$106,210		—	$106,210		$144,664	—	$144,664
Class 2	125,665		—	125,665		149,774	—	149,774
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$231,875		—	$231,875		$294,438	—	$294,438

Global Bond Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$23,288		$3,369	$26,657		$17,957	$2,360	$20,317
Class 2	42,360		7,923	50,283		46,119	8,107	54,226
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$65,648		$11,292	$76,940		$64,076	$10,467	$74,543

American Funds Insurance Series

High-Income Bond Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$62,358		—	$62,358		$62,902	—	$62,902
Class 2	79,441		—	79,441		83,842	—	83,842
Class 3	1,459		—	1,459		1,593	—	1,593
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$143,258		—	$143,258		$148,337	—	$148,337

Mortgage Fund
	Year ended December 31, 2012					Period ended December 31, 2011[3]

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,305		—	$1,305		$555	—	$555
Class 2	648		—	648		202	—	202
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$1,953		—	$1,953		$757	—	$757

U.S. Government/AAA-Rated Securities Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$45,898		$27,829	$73,727		$61,491	$15,498	$76,989
Class 2	47,011		31,761	78,772		64,659	17,494	82,153
Class 3	493		330	823		761	200	961
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$93,402		$59,920	$153,322		$126,911	$33,192	$160,103

[1]	For the period December 14, 2012, commencement of operations, through December 31, 2012.
[2]	Amount less than one thousand.
[3]	For the period May 2, 2011, commencement of operations, through December 31, 2011.

American Funds Insurance Series

7. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2012

Fund	Beginning with	Ending with	Up to	In excess of

Global Discovery Fund	.580%	.440%	$.5	$1.0	.58%
Global Growth Fund	.690	.460	.6	5.0	.53
Global Small Capitalization Fund	.800	.635	.6	5.0	.71
Growth Fund	.500	.280	.6	34.0	.33
International Fund	.690	.430	.5	21.0	.50
New World Fund	.850	.620	.5	2.5	.74
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.41
Global Growth and Income Fund	.690	.480	.6	3.0	.60
Growth-Income Fund	.500	.219	.6	34.0	.27
International Growth and Income Fund	.690	.530	.5	1.0	.69
Asset Allocation Fund	.500	.250	.6	8.0	.29
Global Balanced Fund	.660	.510	.5	1.0	.66
Bond Fund	.480	.330	.6	8.0	.37
Global Bond Fund	.570	.500	1.0	1.0	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46
Mortgage Fund	.420	.290	.6	3.0	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33
Cash Management Fund	.320	.270	1.0	2.0	.32

Distribution services — The series has plans of distribution for Class 2, 3 and 4 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on average daily net assets, of 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.25% for Class 4 shares to pay service fees to firms that have entered into agreements with the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

Administrative services — The board of trustees approved an administrative services agreement with CRMC effective January 1, 2012. Under this agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders.

Insurance administrative services — The series has an insurance administrative services plan for Class 4 shares. Under the plan, Class 4 shares pay 0.25% of each insurance company’s respective average daily net assets in the share class to compensate the insurance companies for services provided to its separate accounts and contractholders for which the Class 4 shares of the funds are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. The insurance companies are not related parties.

American Funds Insurance Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation

Global Discovery Fund	$2	$—	*	$2
Global Growth Fund	47	4		51
Global Small Capitalization Fund	32	2		34
Growth Fund	234	43		277
International Fund	84	20		104
New World Fund	21	1		22
Blue Chip Income and Growth Fund	43	2		45
Global Growth and Income Fund	19	1		20
Growth-Income Fund	223	50		273
International Growth and Income Fund	2	—	*	2
Asset Allocation Fund	110	13		123
Global Balanced Fund	1	—	*	1
Bond Fund	87	5		92
Global Bond Fund	22	1		23
High-Income Bond Fund	18	5		23
Mortgage Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	36	5		41
Cash Management Fund	6	2		8

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

8. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2012 (dollars in thousands):

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Purchases of investment securities*	$85,005	$1,034,418	$1,342,475	$4,566,857	$2,310,366	$762,535
Sales of investment securities*	89,863	1,610,757	1,146,762	8,782,186	2,643,207	694,350
Non-U.S. taxes paid on dividend income	121	6,329	1,846	7,999	19,402	3,278
Non-U.S. taxes paid on interest income	—	—	—	—	—	146
Non-U.S. taxes paid (refunded) on realized gains	—†	—	73	—	88	(130)
Non-U.S. taxes provided on unrealized gains	—	75	—	—	4,608	197
Dividends from affiliated issuers	—	—	846	7,774	—	—
Net realized (loss) gain from affiliated issuers	—	—	(11,005)	2,885	—	—

See end of table for footnotes.

American Funds Insurance Series

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund	Global Balanced Fund

Purchases of investment securities*	$1,572,567	$572,924	$5,306,525	$220,035		$6,730,656	$134,903
Sales of investment securities*	1,575,507	784,723	8,146,760	77,473		7,481,233	91,279
Non-U.S. taxes paid on dividend income	660	3,352	6,522	688		4,770	174
Non-U.S. taxes paid on interest income	—	—	—	—		—	6
Non-U.S. taxes paid on realized gains	—	—	—	2		—	—
Non-U.S. taxes provided on unrealized gains	—	26	—	—	†	—	—
Dividends from affiliated issuers	—	658	3,543	—		—	—
Net realized loss from affiliated issuers	—	—	(9,133)	—		—	—

See end of table for footnotes.

	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund

Purchases of investment securities*	$18,779,221	$3,573,851	$918,755		$468,104	$14,223,689
Sales of investment securities*	19,556,531	3,257,719	864,805		416,497	14,380,991
Non-U.S. taxes paid on interest income	10	274	—	†	—	—

*Excludes short-term securities and U.S. government obligations, if any.
†Amount less than one thousand.

9. Ownership concentration
At December 31, 2012, CRMC held aggregate ownership of 21% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when it began operations on May 2, 2011.

American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]	Ratio of net income to average net assets[2]

Global Discovery Fund

Class 1
12/31/12	$11.35	$.10	$2.26	$2.36	$(.10)	$—	$(.10)	$13.61	20.81%	$33.62%				.62%	.79%
12/31/11	12.28	.07	(.92)	(.85)	(.08)	—	(.08)	11.35	(6.91)	27.60				.60	.58
12/31/10	11.20	.10	1.07	1.17	(.09)	—	(.09)	12.28	10.43	31.61				.61	.87
12/31/09	7.45	.05	3.78	3.83	(.08)	—	(.08)	11.20	51.49	31.61				.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18.60				.55	1.33
Class 2
12/31/12	11.30	.07	2.25	2.32	(.07)	—	(.07)	13.55	20.52	229.87				.87	.54
12/31/11	12.22	.04	(.91)	(.87)	(.05)	—	(.05)	11.30	(7.13)	202.85				.85	.33
12/31/10	11.15	.07	1.06	1.13	(.06)	—	(.06)	12.22	10.14	217.86				.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192.86				.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85				.80	1.08

Global Growth Fund

Class 1
12/31/12	$19.40	$.30	$4.14	$4.44	$(.26)	$—	$(.26)	$23.58	22.89%	$1,466.56%				.56%	1.38%
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55				.55	1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56				.56	1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037.56				.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675.55				.50	2.37
Class 2
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81				.81	1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80				.80	1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81				.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100.82				.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80				.75	2.12
Class 4
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27	—	[5]	.02	[6]	.02 [6]	.04 [6]

Global Small Capitalization Fund

Class 1
12/31/12	$17.28	$.09	$3.09	$3.18	$(.30)	$—	$(.30)	$20.16	18.51%	$1,019.75%				.75%	.46%
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74				.74	.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75				.75	.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604.76				.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306.74				.67	1.01
Class 2
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99				.99	.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678		1.01		1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99				.92	.70
Class 4
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80	—	[5]	.04	[6]	.04 [6]	.04 [6]

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Growth Fund

Class 1
12/31/12	$52.07	$.63	$8.83	$9.46	$(.63)	$—	$(.63)	$60.90	18.19%	$7,116.35%			.35%		1.10%
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34			.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34			.34		1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565.35			.35		.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768.33			.30		1.23
Class 2
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60			.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59			.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59			.59		.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201.60			.60		.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58			.55		.95
Class 3
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53			.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52			.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52			.52		.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230.53			.53		.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51			.48		1.02
Class 4
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33	— [5]	.02	[6]	.02	[6]	.05	[6]

International Fund

Class 1
12/31/12	$15.21	$.30	$2.47	$2.77	$(.30)	$—	$(.30)	$17.68	18.21%	$3,618.54%			.54%		1.81%
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53			.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53			.53		1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851.54			.54		1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864.52			.48		2.42
Class 2
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79			.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78			.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78			.78		1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411.79			.79		1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77			.72		2.16
Class 3
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72			.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71			.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71			.71		1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68.72			.72		1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70			.65		2.25
Class 4
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98	— [5]	.02	[6]	.02	[6]	.05	[6]

American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

New World Fund

Class 1
12/31/12	$19.65	$.33	$3.23	$3.56	$(.28)	$—	$(.28)	$22.93	18.13%	$1,140.79%				.79%		1.54%
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78				.78		1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80				.80		1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500.82				.82		2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253.81				.73		2.18
Class 2
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.04		1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03		1.03		1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05		1.05		1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492		1.07		1.07		1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044		1.06		.98		1.94
Class 4
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58	—	[5]	.04	[6]	.04	[6]	.04	[6]

Blue Chip Income and Growth Fund

Class 1
12/31/12	$9.00	$.24	$1.04	$1.28	$(.23)	$—	$(.23)	$10.05	14.18%	$1,357.43%				.43%		2.41%
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42				.42		2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44				.44		2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408.44				.44		2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220.43				.39		2.48
Class 2
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68				.68		2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67				.67		1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69				.69		1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344.69				.69		2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68				.64		2.10
Class 4
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38	—	[5]	.02	[6]	.02	[6]	.10	[6]

Global Growth and Income Fund

Class 1
12/31/12	$9.20	$.25	$1.39	$1.64	$(.28)	$—	$(.28)	$10.56	17.93%	$180.62%				.62%		2.56%
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61				.61		2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61				.61		2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160.63				.63		2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95.62				.56		3.00
Class 2
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87				.87		2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86				.86		2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86				.86		2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951.88				.88		2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86				.81		2.73
Class 4
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27	—	[5]	.03	[6]	.03	[6]	.08	[6]

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Growth-Income Fund

Class 1
12/31/12	$33.27	$.66	$5.25	$5.91	$(.70)	$—	$(.70)	$38.48	17.79%	$9,782.29%			.29%		1.79%
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28			.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29			.29		1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142.29			.29		1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034.28			.25		2.03
Class 2
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54			.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53			.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54			.54		1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220.54			.54		1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53			.50		1.75
Class 3
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47			.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46			.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47			.47		1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225.47			.47		1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46			.43		1.83
Class 4
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02	— [5]	.01	[6]	.01	[6]	.03	[6]

International Growth and Income Fund

Class 1
12/31/12	$13.40	$.37	$1.89	$2.26	$(.37)	$—	$(.37)	$15.29	16.84%	$203.74%			.74%		2.50%
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73			.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74			.74		2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28.74			.74		2.74
12/31/08[3,7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12.09			.08		.14
Class 2
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99			.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98			.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99			.99		2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99.99			.99		1.89
12/31/08[3,7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11			.11		.05
Class 4
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62	— [5]	.04	[6]	.04	[6]	.07	[6]

Asset Allocation Fund

Class 1
12/31/12	$16.17	$.37	$2.28	$2.65	$(.39)	$—	$(.39)	$18.43	16.44%	$7,199.31%			.31%		2.11%
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31			.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31			.31		2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151.32			.32		2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243.32			.29		2.98
Class 2
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56			.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56			.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57			.57		2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537.58			.58		2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57			.54		2.70
Class 3
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49			.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49			.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50			.50		2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44.51			.51		2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50			.47		2.77
Class 4
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17	— [5]	.01	[6]	.01	[6]	.08	[6]

American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Global Balanced Fund

Class 1
12/31/12	$9.35	$.20	$.98	$1.18	$(.19)	$—	$(.19)	$10.34	12.58%	$32.72%			.72%		2.00%
12/31/11[3,8]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28.69		[9]	.69	[9]	1.99	[9]
Class 2
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97			.97		1.76
12/31/11[3,8]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72.94		[9]	.94	[9]	1.45	[9]
Class 4
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40	— [5]	.03	[6]	.03	[6]	.05	[6]

Bond Fund

Class 1
12/31/12	$10.99	$.25	$.36	$.61	$(.31)	$—	$(.31)	$11.29	5.58%	$3,917.39%			.39%		2.23%
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38			.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38			.38		3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775.39			.39		4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090.40			.36		5.84
Class 2
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64			.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63			.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63			.63		2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635.64			.64		4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65			.61		5.53
Class 4
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)	— [5]	.02	[6]	.02	[6]	.10	[6]

Global Bond Fund

Class 1
12/31/12	$11.96	$.28	$.48	$.76	$(.29)	$(.11)	$(.40)	$12.32	6.43%	$959.56%			.56%		2.29%
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56			.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57			.57		3.42
12/31/09	10.68	.45	.62	1.07	(.18)	—	(.18)	11.57	10.04	162.59			.59		4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	— [10]	(.54)	10.68	3.60	111.59			.53		4.36
Class 2
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81			.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81			.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83			.83		3.21
12/31/09	10.66	.42	.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203.84			.84		3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	— [10]	(.52)	10.66	3.48	802.84			.79		4.06
Class 4
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)	— [5]	.02	[6]	.02	[6]	.11	[6]

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income (loss) to average net assets[2]

High-Income Bond Fund

Class 1
12/31/12	$10.54	$.81		$.64	$1.45	$(.83)	$—	$(.83)	$11.16	13.90%	$894.48%			.48%		7.25%
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47			.47		7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48			.48		8.15
12/31/09	8.05	.75		2.41	3.16	(.72)	—	(.72)	10.49	39.45	635.48			.48		7.86
12/31/08	11.65	.87		(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340.48			.43		8.22
Class 2
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73			.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72			.72		7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73			.73		7.91
12/31/09	7.99	.71		2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063.74			.74		7.62
12/31/08	11.55	.84		(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73			.68		7.92
Class 3
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66			.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65			.65		7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66			.66		7.98
12/31/09	8.07	.73		2.42	3.15	(.71)	—	(.71)	10.51	39.14	24.67			.67		7.69
12/31/08	11.65	.86		(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66			.61		7.96
Class 4
12/31/12[3,4]	11.80	.04		— [10]	.04	(.68)	—	(.68)	11.16	.34	— [5]	.02	[6]	.02	[6]	.35 [6]

Mortgage Fund

Class 1
12/31/12	$10.37	$.01		$.25	$.26	$(.06)	$(.10)	$(.16)	$10.47	2.57%	$87.45%			.45%		.08%
12/31/11[3,8]	10.00	—	[10]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55.42		[9]	.42	[9]	.04 [9]
Class 2
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70			.70		(.16)
12/31/11[3,8]	10.00	(.02)		.48	.46	— [10]	(.10)	(.10)	10.36	4.60	22.67		[9]	.67	[9]	(.25)[9]
Class 4
12/31/12[3,4]	10.60	—	[10]	.01	.01	(.06)	(.08)	(.14)	10.47	.09	— [5]	.02	[6]	.02	[6]	.04 [6]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/12	$13.00	$.10		$.18	$.28	$(.16)	$(.37)	$(.53)	$12.75	2.22%	$1,809.34%			.34%		.75%
12/31/11	12.59	.23		.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785.34			.34		1.83
12/31/10	12.18	.26		.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39			.36		2.07
12/31/09	12.29	.37		(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999.41			.41		2.99
12/31/08	11.73	.50		.41	.91	(.35)	—	(.35)	12.29	7.84	496.43			.38		4.17
Class 2
12/31/12	12.89	.06		.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995.59			.59		.50
12/31/11	12.49	.20		.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59			.59		1.59
12/31/10	12.08	.23		.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64			.62		1.83
12/31/09	12.20	.34		(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561.66			.66		2.79
12/31/08	11.65	.47		.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68			.64		3.93
Class 3
12/31/12	13.01	.07		.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20.52			.52		.58
12/31/11	12.61	.21		.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52			.52		1.65
12/31/10	12.19	.24		.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57			.55		1.92
12/31/09	12.30	.36		(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27.59			.59		2.91
12/31/08	11.74	.48		.41	.89	(.33)	—	(.33)	12.30	7.66	33.61			.57		4.03
Class 4
12/31/12[3,4]	12.88	.01		(.01)	—	(.13)	—	(.13)	12.75	(.01)	— [5]	.02	[6]	.02	[6]	.05 [6]

American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net (loss) income to average net assets[2]

Cash Management Fund

Class 1
12/31/12	$11.36	$(.03)	$.01		$(.02)	$—	$—		$—	$11.34	(.18)%	$66.34%			.34%		(.22)%
12/31/11	11.39	(.02)	(.01)		(.03)	—	—		—	11.36	(.26)	75.33			.33		(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—		—	11.39	(.09)	83.33			.33		(.14)
12/31/09	11.44	(.01)	—	[10]	(.01)	(.03)	—	[10]	(.03)	11.40	(.10)	105.33			.33		(.08)
12/31/08	11.40	.24	—	[10]	.24	(.20)	—		(.20)	11.44	2.15	158.32			.29		2.07
Class 2
12/31/12	11.22	(.05)	—	[10]	(.05)	—	—		—	11.17	(.45)	459.59			.59		(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—		—	11.22	(.53)	530.58			.58		(.47)
12/31/10	11.32	(.04)	—	[10]	(.04)	—	—		—	11.28	(.35)	522.58			.58		(.39)
12/31/09	11.38	(.04)	—	[10]	(.04)	(.02)	—	[10]	(.02)	11.32	(.33)	664.58			.58		(.33)
12/31/08	11.35	.20	.02		.22	(.19)	—		(.19)	11.38	1.90	1,023.57			.54		1.73
Class 3
12/31/12	11.30	(.05)	.01		(.04)	—	—		—	11.26	(.35)	11.52			.52		(.40)
12/31/11	11.34	(.04)	—	[10]	(.04)	—	—		—	11.30	(.35)	12.51			.51		(.40)
12/31/10	11.38	(.04)	—	[10]	(.04)	—	—		—	11.34	(.35)	13.51			.51		(.32)
12/31/09	11.44	(.03)	(.01)		(.04)	(.02)	—	[10]	(.02)	11.38	(.31)	17.51			.51		(.27)
12/31/08	11.40	.22	.01		.23	(.19)	—		(.19)	11.44	1.99	25.50			.47		1.91
Class 4
12/31/12[3,4]	11.34	— [10]	—	[10]	—[10]	—	—		—	11.34	.00	— [5]	.02	[6]	.02	[6]	(.01)[6]

	Year ended December 31

Portfolio turnover rate for all share classes	2012	2011		2010	2009	2008

Global Discovery Fund	40%	45%		61%	60%	46%
Global Growth Fund	22	28		28	43	38
Global Small Capitalization Fund	40	44		47	55	47
Growth Fund	21	19		28	37	26
International Fund	29	24		25	46	52
New World Fund	32	22		18	25	32
Blue Chip Income and Growth Fund	36	27		22	22	24
Global Growth and Income Fund	30	25		30	47	36
Growth-Income Fund	25	22		22	24	31
International Growth and Income Fund	31	48		31	21	—	[7]
Asset Allocation Fund	61	43		46	41	36
Global Balanced Fund	80	34	[8]	—	—	—
Bond Fund	253	163		187	125	63
Global Bond Fund	160	101		106	86	118
High-Income Bond Fund	48	51		54	47	29
Mortgage Fund	444	480	[8]	—	—	—
U.S. Government/AAA-Rated Securities Fund	447	234		208	100	108
Cash Management Fund	—	—		—	—	—

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	From December 14, 2012, commencement of operations.
[5]	Amount less than $1 million.
[6]	The fund’s assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[7]	From November 18, 2008, commencement of operations.
[8]	From May 2, 2011, commencement of operations.
[9]	Annualized.
[10]	Amount less than $.01.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Mortgage Fund and Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (eighteen of the portfolios constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2013

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2012, through December 31, 2012).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,080.43	$3.24	.62%
Class 1 — assumed 5% return	1,000.00	1,022.02	3.15	.62

Class 2 — actual return	1,000.00	1,079.05	4.55	.87
Class 2 — assumed 5% return	1,000.00	1,020.76	4.42	.87

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,126.56	$2.99	.56%
Class 1 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Class 2 — actual return	1,000.00	1,125.12	4.33	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81

Class 4 — actual return[2]	1,000.00	1,124.08	5.66	1.06	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.81	5.38	1.06	[3]

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,113.98	$3.99	.75%
Class 1 — assumed 5% return	1,000.00	1,021.37	3.81	.75

Class 2 — actual return	1,000.00	1,112.26	5.31	1.00
Class 2 — assumed 5% return	1,000.00	1,020.11	5.08	1.00

Class 4 — actual return[2]	1,000.00	1,111.50	6.63	1.25	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.85	6.34	1.25	[3]

Growth Fund
Class 1 — actual return	$1,000.00	$1,091.08	$1.84	.35%
Class 1 — assumed 5% return	1,000.00	1,023.38	1.78	.35

Class 2 — actual return	1,000.00	1,089.67	3.15	.60
Class 2 — assumed 5% return	1,000.00	1,022.12	3.05	.60

Class 3 — actual return	1,000.00	1,090.27	2.78	.53
Class 3 — assumed 5% return	1,000.00	1,022.47	2.69	.53

Class 4 — actual return[2]	1,000.00	1,088.65	4.46	.85	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.86	4.32	.85	[3]

International Fund
Class 1 — actual return	$1,000.00	$1,130.46	$2.89	.54%
Class 1 — assumed 5% return	1,000.00	1,022.42	2.75	.54

Class 2 — actual return	1,000.00	1,129.30	4.23	.79
Class 2 — assumed 5% return	1,000.00	1,021.17	4.01	.79

Class 3 — actual return	1,000.00	1,130.00	3.85	.72
Class 3 — assumed 5% return	1,000.00	1,021.52	3.66	.72

Class 4 — actual return[2]	1,000.00	1,127.91	5.56	1.04	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.91	5.28	1.04	[3]

See end of table for footnotes.

American Funds Insurance Series

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

New World Fund
Class 1 — actual return	$1,000.00	$1,126.78	$4.22	.79%
Class 1 — assumed 5% return	1,000.00	1,021.17	4.01	.79

Class 2 — actual return	1,000.00	1,125.03	5.56	1.04
Class 2 — assumed 5% return	1,000.00	1,019.91	5.28	1.04

Class 4 — actual return[2]	1,000.00	1,124.28	6.89	1.29	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.65	6.55	1.29	[3]

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,051.12	$2.22	.43%
Class 1 — assumed 5% return	1,000.00	1,022.97	2.19	.43

Class 2 — actual return	1,000.00	1,049.29	3.50	.68
Class 2 — assumed 5% return	1,000.00	1,021.72	3.46	.68

Class 4 — actual return[2]	1,000.00	1,048.82	4.79	.93	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.46	4.72	.93	[3]

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,114.01	$3.35	.63%
Class 1 — assumed 5% return	1,000.00	1,021.97	3.20	.63

Class 2 — actual return	1,000.00	1,113.12	4.67	.88
Class 2 — assumed 5% return	1,000.00	1,020.71	4.47	.88

Class 4 — actual return[2]	1,000.00	1,110.52	5.94	1.12	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.51	5.69	1.12	[3]

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,084.83	$1.52	.29%
Class 1 — assumed 5% return	1,000.00	1,023.68	1.48	.29

Class 2 — actual return	1,000.00	1,083.11	2.83	.54
Class 2 — assumed 5% return	1,000.00	1,022.42	2.75	.54

Class 3 — actual return	1,000.00	1,083.61	2.46	.47
Class 3 — assumed 5% return	1,000.00	1,022.77	2.39	.47

Class 4 — actual return[2]	1,000.00	1,082.12	4.13	.79	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,021.17	4.01	.79	[3]

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,097.88	$3.85	.73%
Class 1 — assumed 5% return	1,000.00	1,021.47	3.71	.73

Class 2 — actual return	1,000.00	1,096.17	5.22	.99
Class 2 — assumed 5% return	1,000.00	1,020.16	5.03	.99

Class 4 — actual return[2]	1,000.00	1,095.38	6.53	1.24	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.90	6.29	1.24	[3]

American Funds Insurance Series

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,077.99	$1.62	.31%
Class 1 — assumed 5% return	1,000.00	1,023.58	1.58	.31

Class 2 — actual return	1,000.00	1,076.87	2.92	.56
Class 2 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Class 3 — actual return	1,000.00	1,077.48	2.56	.49
Class 3 — assumed 5% return	1,000.00	1,022.67	2.49	.49

Class 4 — actual return[2]	1,000.00	1,075.59	4.23	.81	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,021.06	4.12	.81	[3]

Global Balanced Fund
Class 1 — actual return	$1,000.00	$1,075.74	$3.76	.72%
Class 1 — assumed 5% return	1,000.00	1,021.52	3.66	.72

Class 2 — actual return	1,000.00	1,074.68	5.06	.97
Class 2 — assumed 5% return	1,000.00	1,020.26	4.93	.97

Class 4 — actual return[2]	1,000.00	1,072.35	6.36	1.22	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.00	6.19	1.22	[3]

Bond Fund
Class 1 — actual return	$1,000.00	$1,023.39	$1.98	.39%
Class 1 — assumed 5% return	1,000.00	1,023.18	1.98	.39

Class 2 — actual return	1,000.00	1,022.40	3.25	.64
Class 2 — assumed 5% return	1,000.00	1,021.92	3.25	.64

Class 4 — actual return[2]	1,000.00	1,021.14	4.52	.89	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.66	4.52	.89	[3]

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,033.38	$2.86	.56%
Class 1 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Class 2 — actual return	1,000.00	1,032.20	4.14	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81

Class 4 — actual return[2]	1,000.00	1,030.25	5.41	1.06	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.81	5.38	1.06	[3]

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,072.36	$2.50	.48%
Class 1 — assumed 5% return	1,000.00	1,022.72	2.44	.48

Class 2 — actual return	1,000.00	1,071.11	3.80	.73
Class 2 — assumed 5% return	1,000.00	1,021.47	3.71	.73

Class 3 — actual return	1,000.00	1,070.60	3.44	.66
Class 3 — assumed 5% return	1,000.00	1,021.82	3.35	.66

Class 4 — actual return[2]	1,000.00	1,069.99	5.10	.98	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.21	4.98	.98	[3]

See end of table for footnotes.

American Funds Insurance Series

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,007.44	$2.27	.45%
Class 1 — assumed 5% return	1,000.00	1,022.87	2.29	.45

Class 2 — actual return	1,000.00	1,006.49	3.53	.70
Class 2 — assumed 5% return	1,000.00	1,021.62	3.56	.70

Class 4 — actual return[2]	1,000.00	1,005.21	4.79	.95	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.36	4.82	.95	[3]

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,006.83	$1.72	.34%
Class 1 — assumed 5% return	1,000.00	1,023.43	1.73	.34

Class 2 — actual return	1,000.00	1,004.75	2.97	.59
Class 2 — assumed 5% return	1,000.00	1,022.17	3.00	.59

Class 3 — actual return	1,000.00	1,005.18	2.62	.52
Class 3 — assumed 5% return	1,000.00	1,022.52	2.64	.52

Class 4 — actual return[2]	1,000.00	1,004.60	4.23	.84	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.91	4.27	.84	[3]

Cash Management Fund
Class 1 — actual return	$1,000.00	$999.12	$1.71	.34%
Class 1 — assumed 5% return	1,000.00	1,023.43	1.73	.34

Class 2 — actual return	1,000.00	997.32	2.96	.59
Class 2 — assumed 5% return	1,000.00	1,022.17	3.00	.59

Class 3 — actual return	1,000.00	998.22	2.61	.52
Class 3 — assumed 5% return	1,000.00	1,022.52	2.64	.52

Class 4 — actual return[2]	1,000.00	996.83	4.22	.84	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.91	4.27	.84	[3]

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on December 14, 2012.
The “assumed 5% return” line is based on 184 days.
[3]	Expense ratios are estimated based on current fiscal-year expenses.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2013. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to each fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s total returns with those of other relevant funds and market data such as relevant market measures for the 10-month and one-, three-, five- and 10-year periods ended October 31, 2012 (as applicable) and for the lifetime of the fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Growth Funds Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-month period and mixed over the one-, three- and five-year periods. The board and the committee further noted that over the 10-year period and over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Growth Funds Index.

Global Growth Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were significantly higher than both measures over all time periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/Mid-Cap Funds Average. They noted that the fund’s investment results were superior to both measures over the 10-month and one-year periods, mixed over the 10-year period and lower over the three- and five-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were higher than both measures.

American Funds Insurance Series

Growth Fund seeks to provide growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-month and 10-year periods, mixed over the one- and three-year periods, lower over the five-year period and higher than all three measures over the lifetime of the fund.

International Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex-USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both measures over the 10-month, one-, five- and 10-year periods and lower over the three-year period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both measures.

New World Fund seeks to provide long-term capital appreciation. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both measures over the five-year period and mixed over the 10-month, one-, three- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index but lower than the Lipper average.

Blue Chip Income and Growth Fund seeks to provide income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both measures over the 10-year period, mixed over the 10-month, one- and three-year periods and lower over the five-year period and over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both measures over all time periods, including over the lifetime of the fund since May 1, 2006.

Growth-Income Fund seeks to provide long-term growth of capital and income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both measures over the 10-month and 10-year periods and over the lifetime of the fund since February 8, 1984. The board and committee further noted that the fund’s investment results were mixed over the one- and three-year periods and lower than both measures over the five-year period.

International Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex-USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both measures over all time periods, including over the lifetime of the fund.

American Funds Insurance Series

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Barclays U.S. Aggregate Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-year period and superior to the Lipper Balanced Funds Average and the Barclays U.S. Aggregate Index over the 10-month, one- and three-year periods and over the lifetime of the fund since August 1, 1989, but lower than Standard & Poor’s 500 Composite Index over the same time periods. The board and the committee further noted that the fund’s investment results were mixed over the five-year period.

Global Balanced Fund seeks the accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average, (ii) the Barclays Global Aggregate Index, (iii) the MSCI All Country World Index and (iv) a custom index that blends the cumulative total returns of the MSCI All Country World Index and the Barclays Global Aggregate Index at 60% and 40%, respectively. They noted that the fund’s investment results were better than all measures other than the MSCI index over all time periods since its inception on May 2, 2011.

Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Intermediate Investment Grade Debt Funds Average and (ii) the Barclays U.S. Aggregate Index. They noted that the fund’s investment results were lower than both measures over the five-year period and mixed over the 10-month, one- and three-year periods and over the lifetime of the fund since January 2, 1996, but were higher than both measures over the 10-year period.

Global Bond Fund seeks to provide over the long term a high level of total return consistent with prudent investment management. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were mixed over the 10-month, one- and three-year periods and higher than both measures over the five-year period and over the lifetime of the fund since October 4, 2006.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Barclays U.S. Corporate High Yield 2% Issuer Cap Index. They noted that the fund’s investment results were lower than both measures over the 10-month, one-, three- and five-year periods, mixed over the 10-year period and higher than both measures over the lifetime of the fund since February 8, 1984.

Mortgage Fund seeks to provide current income and preserve capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper U.S. Mortgage Funds Average and (ii) the Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s investment results were lower than both measures over the 10-month and one-year periods and mixed over the lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were higher than both measures over the three-year period, lower over the 10-month and one-year periods and mixed over the five- and 10-year periods and over the lifetime of the fund since December 2, 1985.

American Funds Insurance Series

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the index over the 10-year period, but lower than the index over the 10-month, one-, three- and five-year periods and over the lifetime of the fund. They also noted that these measurements were of limited assistance given the generally low level of short-term interest rates and widespread fee waivers and return supports prevailing in the money market industry during the past several years.

The board and the committee concluded that each fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure is fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the other American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflects a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

William H. Baribault, 67	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	64	None

James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.

Leonard R. Fuller, 66	1999	President and CEO, Fuller Consulting (financial management consulting firm)	65	None

W. Scott Hedrick, 67	2007	Founding General Partner, InterWest Partners (venture capital firm)	61	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 54	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program, University of Redlands	61	None

Frank M. Sanchez, 69	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	61	None

Margaret Spellings, 55	2010	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education	64	None

Steadman Upham, Ph.D., 63	2010	President and University Professor, The University of Tulsa	64	None

American Funds Insurance Series

“Interested” trustee5,6

Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Donald D. O’Neal, 52 Vice Chairman of the Board	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers6

Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Alan N. Berro, 52 President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Michael J. Downer, 58 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Chairman of the Board, Capital Bank and Trust Company[7]

Abner D. Goldstine, 83 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company

C. Ross Sappenfield, 47 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

John H. Smet, 56 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]

Carl M. Kawaja, 48 Vice President	2008

Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital International, Inc.;[7] Chairman of the Board, Capital International Asset Management (Canada), Inc.;[7] Director, The Capital Group Companies, Inc.[7]

Sung Lee, 46 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Maria T. Manotok, 38 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Associate Counsel, Capital Group Companies Global[7]

S. Keiko McKibben, 43 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Renaud H. Samyn, 39 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Dylan J. Yolles, 44 Vice President	2012	Senior Vice President — Capital International Investors, Capital Research and Management Company

Steven I. Koszalka, 48 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 41 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Courtney R. Taylor, 38 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 45 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

[4]

This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[5]

“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[6]

All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[7]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

Offices of the series and	Custodian of assets	Independent registered public
of the investment adviser	State Street Bank and Trust Company	accounting firm
Capital Research and	One Lincoln Street	PricewaterhouseCoopers LLP
Management Company	Boston, MA 02111	350 South Grand Avenue
333 South Hope Street		Los Angeles, CA 90071-2889
Los Angeles, CA 90071-1406	Counsel
Bingham McCutchen LLP
6455 Irvine Center Drive	355 South Grand Avenue, Suite 4400
Irvine, CA 92618	Los Angeles, CA 90071-3106

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2012, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2013, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The American Funds Insurance Series difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach	Proven system	Superior long-term track record

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. AFIS portfolio counselors average 25 years of investment experience, including 21 years at our company,[1] reflecting a career commitment to our long-term approach.

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Our AFIS equity funds have beaten their comparable Lipper indexes or averages in 88% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes or averages in 61% of 10-year periods and 76% of 20-year periods.[2] AFIS fund management fees have generally been among the lowest in the industry.[3]

[1]	As of October 2012.
[2]

Based on Class 2 share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index or average inception date. The comparable Lipper indexes and averages are: Growth Funds Index (Global Discovery Fund), Global Funds Index (Global Growth Fund), Global Small-Cap Funds Average (Global Small Capitalization Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index (Asset Allocation Fund), Intermediate Investment Grade Debt Funds Average (Bond Fund), High Yield Funds Index (High-Income Bond Fund), General U.S. Government Funds Average (U.S. Government/AAA-Rated Securities Fund).

[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEARX-998-0213P

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2012, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1)

A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK VARIABLE INSURANCE TRUST

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE, PRINCIPAL FINANCIAL OFFICERS & TREASURER

I.

Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Variable Insurance Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

➢

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

➢

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

➢

compliance with applicable laws and governmental rules and regulations;

➢

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

➢

accountability for adherence to the Code.

1  John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest;  John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock  Premium Dividend Fund ; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock Tax-Advantaged Dividend Income Fund; John Hancock Tax-Advantaged Global Shareholder Yield Fund and John Hancock Hedged Equity and Income Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.

Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

*  *  *

2 of 6

Each Covered Officer must:

➢

not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

➢

not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

➢

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

➢

service as a director/trustee on the board of any public or private company;

➢

the receipt of any non-nominal gifts;

➢

the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

➢

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

➢

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.

Disclosure & Compliance

➢

Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

➢

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

3 of 6

➢

Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

➢

It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.

Reporting & Accountability

Each Covered Officer must:

➢

upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

➢

annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

➢

not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

➢

notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

➢

report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

➢

the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

➢

if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

➢

any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

4 of 6

➢

if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

➢

the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

➢

any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.

Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.

Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.

Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

5 of 6

Exhibit A

Persons Covered by this Code of Ethics

(As of October 2012)

John Hancock Variable Insurance Trust

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

John Hancock Funds

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

John Hancock Funds II

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

John Hancock Funds III

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

6 of 6

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2012:  $2,448,346

2011:  $2,548,936

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2012:  $87,802

2011:  $111,473

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940.

(c)

TAX FEES:

2012:  $0

2011:  $368,511

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the year ended December 31, 2012 were $0 as the tax services were provided by a service provider other than the principal accountant. The tax services provided by the principal accountant for the year ended December 31, 2011 related to the review of the Registrant’s tax returns and tax distribution requirements.

(d)

ALL OTHER FEES:

2012:  $36,842

2011:  $20,399

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,909,584 for the fiscal year ended December 31, 2012 and $2,909,157 for the fiscal year ended December 31, 2011.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess  - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

Insert 6A-1 Main Portfolio of Investments

   -2 Bond Portfolio of Investments

   -3 Index Portfolio of Investments

John Hancock

John Hancock

Variable Insurance Trust

December 31, 2012

Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.5%
Consumer Discretionary - 10.4%
Automobiles - 0.2%
General Motors Company (I)	29,200	$841,836
Diversified Consumer Services - 0.0%
Ascent Capital Group, Inc., Class A (I)	1,300	80,522
Hotels, Restaurants & Leisure - 1.2%
Marriott International, Inc., Class A	51,700	1,926,859
Marriott Vacations Worldwide Corp. (I)	11,600	483,372
Six Flags Entertainment Corp.	29,500	1,805,400
		4,215,631
Household Durables - 1.2%
NACCO Industries, Inc., Class A	9,600	582,624
Whirlpool Corp.	35,400	3,601,950
		4,184,574
Internet & Catalog Retail - 1.6%
Expedia, Inc. (L)	74,200	4,559,590
priceline.com, Inc. (I)	1,700	1,056,040
		5,615,630
Media - 2.6%
Comcast Corp., Class A	50,200	1,876,476
Gannett Company, Inc.	21,000	378,210
Lions Gate Entertainment Corp. (I)	51,100	838,040
Live Nation Entertainment, Inc. (I)	28,000	260,680
MDC Partners, Inc., Class A	11,700	132,210
The EW Scripps Company, Class A (I)	24,200	261,602
The Madison Square Garden, Inc., Class A (I)	3,100	137,485
The McGraw-Hill Companies, Inc.	33,800	1,847,846
The Walt Disney Company	18,200	906,178
Thomson Reuters Corp.	53,500	1,554,710
Time Warner Cable, Inc.	9,700	942,743
		9,136,180
Multiline Retail - 0.1%
The Bon-Ton Stores, Inc. (L)	48,900	592,668
Specialty Retail - 3.4%
Aaron’s, Inc.	12,300	347,844
American Eagle Outfitters, Inc.	11,500	235,865
Barnes & Noble, Inc. (I)(L)	38,200	576,438
Brown Shoe Company, Inc. (L)	109,000	2,002,330
GameStop Corp., Class A (L)	31,400	787,826
PetSmart, Inc.	10,200	697,068
Stage Stores, Inc.	10,500	260,190
The Gap, Inc.	128,000	3,973,120
The Home Depot, Inc.	28,400	1,756,540
TJX Companies, Inc.	32,000	1,358,400
		11,995,621
Textiles, Apparel & Luxury Goods - 0.1%
Movado Group, Inc.	6,800	208,624
		36,871,286
Consumer Staples - 10.4%
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	27,000	2,666,790
CVS Caremark Corp.	59,800	2,891,330
The Pantry, Inc. (I)	12,100	146,773
Wal-Mart Stores, Inc.	29,200	1,992,316
Whole Foods Market, Inc.	29,900	2,730,767
		10,427,976
Food Products - 2.2%
Bunge, Ltd.	37,500	2,725,875

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food Products (continued)
Cal-Maine Foods, Inc.	5,800	$233,276
Chiquita Brands International, Inc. (I)	24,000	198,000
ConAgra Foods, Inc.	13,400	395,300
Fresh Del Monte Produce, Inc.	5,100	134,385
John B. Sanfilippo & Son, Inc.	9,600	174,528
Pilgrim’s Pride Corp. (I)	35,600	258,100
Post Holdings, Inc. (I)	3,500	119,875
Sanderson Farms, Inc. (L)	44,500	2,115,975
Tyson Foods, Inc., Class A	69,900	1,356,060
		7,711,374
Household Products - 2.5%
Central Garden & Pet Company, Class A (I)	22,900	239,305
Colgate-Palmolive Company	12,100	1,264,934
Harbinger Group, Inc. (I)	22,100	169,949
Kimberly-Clark Corp. (L)	20,800	1,756,144
Spectrum Brands Holdings, Inc.	15,400	691,922
The Procter & Gamble Company	69,300	4,704,777
		8,827,031
Personal Products - 0.3%
Medifast, Inc. (I)	7,200	190,008
USANA Health Sciences, Inc. (I)(L)	20,900	688,237
		878,245
Tobacco - 2.5%
Altria Group, Inc.	93,700	2,944,054
Lorillard, Inc.	1,700	198,339
Philip Morris International, Inc.	54,200	4,533,288
Universal Corp. (L)	26,900	1,342,579
		9,018,260
		36,862,886
Energy - 11.1%
Energy Equipment & Services - 0.4%
Exterran Holdings, Inc. (I)	69,400	1,521,248
Oil, Gas & Consumable Fuels - 10.7%
Alon USA Energy, Inc.	54,300	982,287
Cabot Oil & Gas Corp.	5,800	288,492
Chevron Corp.	3,400	367,676
ConocoPhillips	47,300	2,742,927
Delek US Holdings, Inc.	106,500	2,696,580
EPL Oil & Gas, Inc. (I)	7,700	173,635
Exxon Mobil Corp.	56,600	4,898,730
HollyFrontier Corp.	100,900	4,696,895
Marathon Petroleum Corp.	68,600	4,321,800
Murphy Oil Corp.	5,400	321,570
Penn Virginia Corp. (L)	134,700	594,027
Phillips 66	37,200	1,975,320
Tesoro Corp. (L)	113,000	4,977,650
Vaalco Energy, Inc. (I)(L)	95,700	827,805
Valero Energy Corp.	105,000	3,582,600
Western Refining, Inc. (L)	150,100	4,231,319
		37,679,313
		39,200,561
Financials - 17.0%
Capital Markets - 1.6%
KCAP Financial, Inc. (L)	53,700	493,503
Piper Jaffray Companies (I)	2,500	80,325
Safeguard Scientifics, Inc. (I)(L)	5,000	73,750
T. Rowe Price Group, Inc.	72,700	4,734,951

The accompanying notes are an integral part of the financial statements.	1
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.	2,200	$280,632
		5,663,161
Commercial Banks - 3.7%
Banner Corp.	9,500	291,935
Citizens Republic Bancorp, Inc. (I)	50,100	950,397
East West Bancorp, Inc.	26,600	571,634
First Merchants Corp.	12,700	188,468
Iberiabank Corp.	13,200	648,384
KeyCorp	433,400	3,649,228
Pinnacle Financial Partners, Inc. (I)(L)	17,200	324,048
PrivateBancorp, Inc. (L)	50,600	775,192
SunTrust Banks, Inc.	92,200	2,613,870
Susquehanna Bancshares, Inc.	149,400	1,565,712
Taylor Capital Group, Inc. (I)(L)	9,200	166,060
Wilshire Bancorp, Inc. (I)	37,800	221,886
Zions Bancorporation (L)	51,000	1,091,400
		13,058,214
Consumer Finance - 2.3%
American Express Company	29,400	1,689,912
Capital One Financial Corp.	33,700	1,952,241
Discover Financial Services	105,700	4,074,735
Netspend Holdings, Inc. (I)(L)	30,700	362,874
		8,079,762
Diversified Financial Services - 2.0%
Bank of America Corp.	330,700	3,836,120
Citigroup, Inc.	39,300	1,554,708
JPMorgan Chase & Company	18,700	822,239
Moody’s Corp.	18,700	940,984
		7,154,051
Insurance - 3.4%
Aflac, Inc.	84,100	4,467,392
Berkshire Hathaway, Inc., Class B (I)	11,900	1,067,430
First American Financial Corp.	94,400	2,274,096
Markel Corp. (I)	500	216,710
Stewart Information Services Corp. (L)	34,700	902,200
The Allstate Corp.	12,200	490,074
The Chubb Corp.	15,100	1,137,332
The Travelers Companies, Inc.	10,500	754,110
XL Group PLC	29,100	729,246
		12,038,590
Real Estate Investment Trusts - 4.0%
Brandywine Realty Trust (L)	52,700	642,413
CapLease, Inc.	43,700	243,409
CBL & Associates Properties, Inc.	121,700	2,581,257
Cedar Realty Trust, Inc. (L)	43,500	229,680
FelCor Lodging Trust, Inc. (I)	77,800	363,326
First Industrial Realty Trust, Inc. (I)	14,700	206,976
iStar Financial, Inc. (I)	85,800	699,270
NorthStar Realty Finance Corp. (L)	229,400	1,614,976
Parkway Properties, Inc.	11,500	160,885
Pennsylvania Real Estate Investment Trust	65,000	1,146,600
Potlatch Corp.	8,100	317,439
Simon Property Group, Inc.	4,200	663,978
Sunstone Hotel Investors, Inc. (I)	50,500	540,855
Weyerhaeuser Company	169,400	4,712,708
		14,123,772
Real Estate Management & Development - 0.0%
Alexander & Baldwin, Inc. (I)	3,900	114,543
		60,232,093

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care - 12.9%
Biotechnology - 3.1%
Alexion Pharmaceuticals, Inc. (I)	9,300	$872,433
Alnylam Pharmaceuticals, Inc. (I)(L)	32,900	600,425
Amgen, Inc.	65,700	5,671,224
Biogen Idec, Inc. (I)	5,600	821,352
Gilead Sciences, Inc. (I)	2,100	154,245
Onyx Pharmaceuticals, Inc. (I)	9,900	747,747
Pharmacyclics, Inc. (I)	8,500	492,150
Regeneron Pharmaceuticals, Inc. (I)	9,100	1,556,737
		10,916,313
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	80,400	5,266,200
Boston Scientific Corp. (I)	802,000	4,595,460
Cynosure, Inc., Class A (I)	16,000	385,760
ICU Medical, Inc. (I)	2,100	127,953
SurModics, Inc. (I)	10,500	234,780
West Pharmaceutical Services, Inc.	4,000	219,000
Zimmer Holdings, Inc.	6,100	406,626
		11,235,779
Health Care Providers & Services - 2.6%
Aetna, Inc.	14,300	662,090
AMN Healthcare Services, Inc. (I)	42,500	490,875
Amsurg Corp. (I)	5,300	159,053
Catamaran Corp. (I)	9,000	423,990
Cigna Corp.	7,800	416,988
DaVita HealthCare Partners, Inc. (I)	5,400	596,862
Emeritus Corp. (I)	14,400	355,968
Gentiva Health Services, Inc. (I)(L)	53,200	534,660
Health Net, Inc. (I)	66,500	1,615,950
Molina Healthcare, Inc. (I)	43,600	1,179,816
PharMerica Corp. (I)	10,600	150,944
UnitedHealth Group, Inc.	50,300	2,728,272
		9,315,468
Health Care Technology - 0.1%
MedAssets, Inc. (I)	13,600	228,072
Life Sciences Tools & Services - 0.2%
Cambrex Corp. (I)	55,200	628,176
Pharmaceuticals - 3.7%
Allergan, Inc.	2,700	247,671
Eli Lilly & Company	61,800	3,047,976
Johnson & Johnson	49,700	3,483,970
Merck & Company, Inc.	53,300	2,182,102
Mylan, Inc. (I)	6,900	189,612
Pfizer, Inc.	93,900	2,355,012
Pozen, Inc. (I)	45,600	228,456
Santarus, Inc. (I)	53,700	589,626
Watson Pharmaceuticals, Inc. (I)	11,500	989,000
		13,313,425
		45,637,233
Industrials - 8.6%
Aerospace & Defense - 3.9%
Alliant Techsystems, Inc.	14,900	923,204
GenCorp, Inc. (I)(L)	29,500	269,925
Honeywell International, Inc.	18,500	1,174,195
Huntington Ingalls Industries, Inc.	56,900	2,466,046
Lockheed Martin Corp.	8,600	793,694
Northrop Grumman Corp.	61,800	4,176,444
Raytheon Company	12,900	742,524
Taser International, Inc. (I)	58,300	521,202

The accompanying notes are an integral part of the financial statements.	2
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Textron, Inc.	92,700	$2,298,033
The Boeing Company	1,200	90,432
Triumph Group, Inc.	7,800	509,340
		13,965,039
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	4,000	252,880
Airlines - 0.6%
Hawaiian Holdings, Inc. (I)(L)	171,500	1,126,755
Republic Airways Holdings, Inc. (I)(L)	50,400	286,272
SkyWest, Inc.	13,700	170,702
Southwest Airlines Company	13,300	136,192
United Continental Holdings, Inc. (I)	16,400	383,432
US Airways Group, Inc. (I)	4,200	56,700
		2,160,053
Building Products - 0.3%
AAON, Inc.	5,100	106,437
Apogee Enterprises, Inc.	13,500	323,595
NCI Building Systems, Inc. (I)	6,700	93,130
Nortek, Inc. (I)	3,100	205,375
Trex Company, Inc. (I)	7,600	282,948
Universal Forest Products, Inc.	2,500	95,100
		1,106,585
Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	17,200	600,624
EnergySolutions, Inc. (I)	23,700	73,944
Kimball International, Inc., Class B	40,100	465,561
Quad/Graphics, Inc. (L)	22,900	466,931
		1,607,060
Construction & Engineering - 0.2%
Argan, Inc.	18,200	327,600
Tutor Perini Corp. (I)	20,600	282,220
		609,820
Industrial Conglomerates - 0.2%
General Electric Company	34,700	728,353
Standex International Corp.	800	41,032
		769,385
Machinery - 2.2%
American Railcar Industries, Inc.	4,300	136,439
EnPro Industries, Inc. (I)(L)	3,400	139,060
FreightCar America, Inc.	12,900	289,218
Hyster-Yale Materials Handling, Inc.	2,200	107,360
ITT Corp.	162,200	3,805,212
Mueller Water Products, Inc., Class A	117,600	659,736
Oshkosh Corp. (I)	85,900	2,546,935
		7,683,960
Marine - 0.0%
Matson, Inc.	3,400	84,048
Professional Services - 0.0%
The Corporate Executive Board Company	800	37,968
Road & Rail - 0.1%
Saia, Inc. (I)	19,600	453,152
Trading Companies & Distributors - 0.5%
Aircastle, Ltd.	27,000	338,580
DXP Enterprises, Inc. (I)	8,400	412,188
H&E Equipment Services, Inc. (L)	40,700	613,349

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
MRC Global, Inc. (I)	7,800	$216,684
		1,580,801
		30,310,751
Information Technology - 17.7%
Communications Equipment - 1.5%
Black Box Corp.	3,500	85,190
CalAmp Corp. (I)	44,400	369,408
Cisco Systems, Inc.	187,900	3,692,235
Comtech Telecommunications Corp. (L)	35,800	908,604
Ixia (I)	15,500	263,190
Loral Space & Communications, Inc.	2,300	125,718
		5,444,345
Computers & Peripherals - 4.1%
Apple, Inc.	12,426	6,623,431
Hewlett-Packard Company	296,600	4,226,550
Intermec, Inc. (I)	19,900	196,214
SanDisk Corp. (I)	81,100	3,532,716
		14,578,911
Electronic Equipment, Instruments & Components - 0.1%
Checkpoint Systems, Inc. (I)	10,500	112,770
Insight Enterprises, Inc. (I)	4,500	78,165
		190,935
Internet Software & Services - 1.5%
Akamai Technologies, Inc. (I)	35,700	1,460,487
AOL, Inc. (I)	84,900	2,513,889
Blucora, Inc. (I)	28,700	450,877
EarthLink, Inc.	42,800	276,488
Yahoo!, Inc. (I)	25,300	503,470
		5,205,211
IT Services - 5.2%
Cognizant Technology
Solutions Corp., Class A (I)	8,400	622,020
Computer Sciences Corp.	113,100	4,529,655
CoreLogic, Inc. (I)	161,400	4,344,888
CSG Systems International, Inc. (I)	52,700	958,086
Global Cash Access Holdings, Inc. (I)	121,500	952,560
Heartland Payment Systems, Inc. (L)	5,400	159,300
IBM Corp.	17,755	3,400,970
Lender Processing Services, Inc.	26,200	645,044
Visa, Inc., Class A	19,700	2,986,126
		18,598,649
Semiconductors & Semiconductor Equipment - 2.7%
Amkor Technology, Inc. (I)(L)	25,600	108,800
First Solar, Inc. (I)(L)	137,800	4,255,264
FormFactor, Inc. (I)	23,900	108,984
Kulicke & Soffa Industries, Inc. (I)	125,200	1,501,148
Micron Technology, Inc. (I)	395,000	2,508,250
PDF Solutions, Inc. (I)	10,900	150,202
Photronics, Inc. (I)(L)	96,400	574,544
Rambus, Inc. (I)	60,200	293,776
Silicon Laboratories, Inc. (I)	5,600	234,136
		9,735,104
Software - 2.6%
Cadence Design Systems, Inc. (I)	53,600	724,136
Microsoft Corp.	116,907	3,124,924
Netscout Systems, Inc. (I)	9,400	244,306
SolarWinds, Inc. (I)	20,700	1,085,715

The accompanying notes are an integral part of the financial statements.	3
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Symantec Corp. (I)	210,100	$3,951,981
		9,131,062
		62,884,217
Materials - 3.2%
Chemicals - 2.7%
American Vanguard Corp.	11,600	360,412
CF Industries Holdings, Inc.	16,400	3,331,824
Georgia Gulf Corp. (L)	61,000	2,518,080
OMNOVA Solutions, Inc. (I)	15,900	111,459
The Sherwin-Williams Company	22,100	3,399,422
		9,721,197
Containers & Packaging - 0.1%
AEP Industries, Inc. (I)(L)	4,300	254,689
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp. (I)	79,300	1,532,076
		11,507,962
Telecommunication Services - 4.1%
Diversified Telecommunication Services - 2.4%
American Tower Corp.	21,600	1,669,032
AT&T, Inc.	69,500	2,342,845
Cbeyond, Inc. (I)	24,100	217,864
Verizon Communications, Inc.	96,200	4,162,574
		8,392,315
Wireless Telecommunication Services - 1.7%
Sprint Nextel Corp. (I)	838,200	4,752,594
Telephone & Data Systems, Inc.	63,185	1,398,916
		6,151,510
		14,543,825
Utilities - 3.1%
Electric Utilities - 0.1%
Duke Energy Corp.	4,400	280,720
MGE Energy, Inc.	2,000	101,900
		382,620
Multi-Utilities - 2.4%
Ameren Corp.	141,100	4,334,592
Consolidated Edison, Inc. (L)	13,900	772,006
DTE Energy Company	47,700	2,864,385
NiSource, Inc.	29,600	736,744
		8,707,727
Water Utilities - 0.6%
American Water Works Company, Inc.	55,700	2,068,141
		11,158,488
TOTAL COMMON STOCKS (Cost $322,269,832)	$ 349,209,302
SECURITIES LENDING COLLATERAL - 7.7%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,717,883	27,198,942
TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,199,739)		$ 27,198,942

All Cap Core Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%
State Street Institutional Liquid Reserves
Fund, 0.1749%	4,211,333	4,211,333
TOTAL SHORT-TERM INVESTMENTS (Cost $4,211,333)	$ 4,211,333
Total Investments (All Cap Core Trust)
(Cost $353,680,904) - 107.4%		$ 380,619,577
Other assets and liabilities, net - (7.4%)		(26,191,992)
TOTAL NET ASSETS - 100.0%		$ 354,427,585

All Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 99.1%
Consumer Discretionary - 11.8%
Automobiles - 1.2%
Ford Motor Company	481,165	$6,231,087
Hotels, Restaurants & Leisure - 0.9%
Darden Restaurants, Inc. (L)	105,378	4,749,386
Media - 4.6%
Comcast Corp., Class A	131,000	4,896,780
Omnicom Group, Inc.	13,623	680,605
The Interpublic Group of Companies, Inc.	474,700	5,231,194
The Walt Disney Company	101,151	5,036,308
Time Warner, Inc.	142,900	6,834,907
		22,679,794
Multiline Retail - 2.3%
Macy’s, Inc.	145,900	5,693,018
Target Corp.	94,400	5,585,648
		11,278,666
Specialty Retail - 2.8%
Bed Bath & Beyond, Inc. (I)	58,600	3,276,326
GNC Holdings, Inc., Class A	95,700	3,184,896
The Home Depot, Inc.	118,400	7,323,040
		13,784,262
		58,723,195
Consumer Staples - 5.5%
Beverages - 1.0%
The Coca-Cola Company	132,800	4,814,000
Food & Staples Retailing - 0.5%
CVS Caremark Corp.	52,495	2,538,133
Food Products - 4.0%
Archer-Daniels-Midland Company	124,734	3,416,464
Bunge, Ltd.	85,800	6,236,802
H.J. Heinz Company (L)	68,800	3,968,384
Kraft Foods Group, Inc.	50,365	2,290,097
Mondelez International, Inc., Class A	151,097	3,848,441
		19,760,188
		27,112,321
Energy - 11.9%
Energy Equipment & Services - 3.6%
Cameron International Corp. (I)	33,300	1,880,118
Ensco PLC, Class A	37,031	2,195,198
Halliburton Company	271,300	9,411,397

The accompanying notes are an integral part of the financial statements.	4
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Helmerich & Payne, Inc. (L)	16,509	$924,669
Schlumberger, Ltd.	49,900	3,457,571
		17,868,953
Oil, Gas & Consumable Fuels - 8.3%
Anadarko Petroleum Corp.	94,500	7,022,295
Devon Energy Corp.	39,900	2,076,396
EOG Resources, Inc.	25,500	3,080,145
Exxon Mobil Corp.	112,618	9,747,088
Kinder Morgan, Inc.	124,800	4,409,184
Noble Energy, Inc.	46,900	4,771,606
Occidental Petroleum Corp.	63,200	4,841,752
Range Resources Corp.	33,500	2,104,805
Valero Energy Corp.	96,000	3,275,520
		41,328,791
		59,197,744
Financials - 25.4%
Capital Markets - 3.3%
Affiliated Managers Group, Inc. (I)	40,600	5,284,090
Franklin Resources, Inc.	36,700	4,613,190
Raymond James Financial, Inc.	168,000	6,473,040
		16,370,320
Commercial Banks - 6.4%
BB&T Corp.	83,600	2,433,596
Cullen/Frost Bankers, Inc. (L)	25,251	1,370,372
Fifth Third Bancorp	325,300	4,941,307
PNC Financial Services Group, Inc.	89,900	5,242,069
Signature Bank (I)(L)	32,400	2,311,416
SunTrust Banks, Inc.	142,100	4,028,535
U.S. Bancorp	209,000	6,675,460
Wells Fargo & Company	141,800	4,846,724
		31,849,479
Consumer Finance - 2.1%
Capital One Financial Corp.	173,800	10,068,234
Diversified Financial Services - 5.2%
Bank of America Corp.	501,500	5,817,400
Citigroup, Inc.	266,900	10,558,564
JPMorgan Chase & Company	214,324	9,423,826
		25,799,790
Insurance - 6.4%
ACE, Ltd.	68,100	5,434,380
Berkshire Hathaway, Inc., Class B (I)	81,015	7,267,046
Marsh & McLennan Companies, Inc.	91,217	3,144,250
Prudential Financial, Inc.	105,700	5,636,981
The Allstate Corp.	73,000	2,932,410
The Travelers Companies, Inc.	104,791	7,526,090
		31,941,157
Real Estate Investment Trusts - 0.9%
CBL & Associates Properties, Inc. (L)	60,000	1,272,600
Vornado Realty Trust	41,200	3,299,296
		4,571,896
Real Estate Management & Development - 1.1%
Jones Lang LaSalle, Inc.	64,799	5,439,228
		126,040,104
Health Care - 18.9%
Biotechnology - 4.3%
Celgene Corp. (I)	111,616	8,786,412
Gilead Sciences, Inc. (I)	22,200	1,630,590

All Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Incyte Corp. (I)(L)	311,300	$5,170,693
Onyx Pharmaceuticals, Inc. (I)	75,900	5,732,727
		21,320,422
Health Care Providers & Services - 7.3%
Cigna Corp.	120,812	6,458,610
Community Health Systems, Inc.	219,600	6,750,504
DaVita HealthCare Partners, Inc. (I)	40,300	4,454,359
Express Scripts Holding Company (I)	149,575	8,077,050
Humana, Inc.	48,900	3,356,007
Laboratory Corp. of America Holdings (I)(L)	61,600	5,335,792
Team Health Holdings, Inc. (I)	67,800	1,950,606
		36,382,928
Life Sciences Tools & Services - 2.9%
Life Technologies Corp. (I)	82,803	4,063,971
Thermo Fisher Scientific, Inc.	159,487	10,172,081
		14,236,052
Pharmaceuticals - 4.4%
Eli Lilly & Company	187,200	9,232,704
Teva Pharmaceutical Industries, Ltd., ADR	161,430	6,027,796
Watson Pharmaceuticals, Inc. (I)	80,100	6,888,600
		22,149,100
		94,088,502
Industrials - 5.6%
Aerospace & Defense - 0.5%
United Technologies Corp.	29,600	2,427,496
Construction & Engineering - 2.7%
Jacobs Engineering Group, Inc. (I)	116,700	4,967,919
URS Corp.	216,100	8,484,086
		13,452,005
Electrical Equipment - 1.3%
Eaton Corp. PLC	116,378	6,307,688
Machinery - 0.6%
Kennametal, Inc.	45,423	1,816,920
Nordson Corp.	18,900	1,192,968
		3,009,888
Road & Rail - 0.5%
CSX Corp.	131,502	2,594,534
		27,791,611
Information Technology - 9.5%
Communications Equipment - 0.2%
QUALCOMM, Inc.	19,600	1,215,592
Computers & Peripherals - 2.0%
EMC Corp. (I)	115,884	2,931,865
NCR Corp. (I)	267,300	6,810,804
		9,742,669
Electronic Equipment, Instruments & Components - 2.1%
Anixter International, Inc. (L)	90,550	5,793,389
Arrow Electronics, Inc. (I)	124,260	4,731,821
		10,525,210
Internet Software & Services - 1.5%
eBay, Inc. (I)	147,200	7,510,144
IT Services - 1.0%
Alliance Data Systems Corp. (I)(L)	34,800	5,037,648
Semiconductors & Semiconductor Equipment - 1.7%
Altera Corp.	35,400	1,219,176

The accompanying notes are an integral part of the financial statements.	5
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

All Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp., Class A (I)	138,000	$4,582,980
Xilinx, Inc.	69,600	2,498,640
		8,300,796
Software - 1.0%
Microsoft Corp.	191,900	5,129,487
		47,461,546
Materials - 4.4%
Chemicals - 1.5%
Ashland, Inc.	39,000	3,135,990
Celanese Corp., Series A	31,500	1,402,692
E.I. du Pont de Nemours & Company	17,800	800,466
PPG Industries, Inc.	12,300	1,664,805
Sigma-Aldrich Corp. (L)	4,545	334,421
		7,338,374
Construction Materials - 0.3%
Eagle Materials, Inc. (L)	29,750	1,740,375
Containers & Packaging - 0.6%
Berry Plastics Group, Inc. (I)(L)	179,900	2,892,792
Metals & Mining - 1.1%
Reliance Steel & Aluminum Company	88,379	5,488,336
Paper & Forest Products - 0.9%
International Paper Company	115,800	4,613,472
		22,073,349
Telecommunication Services - 2.8%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	185,100	6,239,721
Verizon Communications, Inc.	174,700	7,559,269
		13,798,990
		13,798,990
Utilities - 3.3%
Electric Utilities - 2.1%
Duke Energy Corp.	60,332	3,849,182
Edison International	33,100	1,495,789
NextEra Energy, Inc.	36,120	2,499,143
Xcel Energy, Inc.	104,500	2,791,195
		10,635,309
Multi-Utilities - 1.2%
Dominion Resources, Inc.	69,700	3,610,460
PG&E Corp.	56,000	2,250,080
		5,860,540
		16,495,849
TOTAL COMMON STOCKS (Cost $452,225,420)		$ 492,783,211
SECURITIES LENDING COLLATERAL - 5.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,619,699	26,216,372
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,216,301)		$ 26,216,372

All Cap Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreement - 0.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $2,624,001 on 01/02/2013,
collateralized by $2,550,000 U.S. Treasury
Note, 2.125% due 12/31/2015 (valued at
$2,680,688, including interest)	$ 2,624,000	$ 2,624,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,624,000)		$ 2,624,000
Total Investments (All Cap Value Trust)
(Cost $481,065,721) - 104.9%		$ 521,623,583
Other assets and liabilities, net - (4.9%)		(24,322,704)
TOTAL NET ASSETS - 100.0%		$ 497,300,879

Alpha Opportunities Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.5%
Consumer Discretionary - 18.2%
Auto Components - 1.1%
Allison Transmission Holdings, Inc. (L)	183,630	$3,749,725
Continental AG	4,860	562,326
Dana Holding Corp.	89,080	1,390,539
Modine Manufacturing Company (I)	276,469	2,247,693
Stoneridge, Inc. (I)(L)	177,169	907,105
Tenneco, Inc. (I)	39,465	1,385,616
		10,243,004
Automobiles - 1.4%
Dongfeng Motor Group Company, Ltd.,
H Shares	1,269,325	1,998,832
Ford Motor Company	282,560	3,659,152
General Motors Company (I)	35,765	1,031,105
Great Wall Motor Company, Ltd., H Shares	93,825	297,631
Harley-Davidson, Inc.	61,750	3,015,870
Hyundai Motor Company	3,585	737,885
Peugeot SA (I)(L)	106,912	792,554
Renault SA	18,655	1,029,232
		12,562,261
Hotels, Restaurants & Leisure - 1.8%
Accor SA	29,627	1,062,737
Burger King Worldwide, Inc. (L)	493,569	8,114,274
Dunkin’ Brands Group, Inc.	74,070	2,457,643
Galaxy Entertainment Group, Ltd. (I)	134,000	533,626
Penn National Gaming, Inc. (I)	68,960	3,386,626
Sands China, Ltd.	133,430	598,561
		16,153,467
Household Durables - 1.3%
Furniture Brands International, Inc. (I)(L)	218,280	231,377
Jarden Corp. (L)	9,900	511,830
Lennar Corp., Class A (L)	8,600	332,562
M/I Homes, Inc. (I)(L)	84,400	2,236,600
NVR, Inc. (I)	6,415	5,901,800
PDG Realty SA Empreendimentos
e Participacoes	104,215	172,287
PulteGroup, Inc. (I)(L)	72,880	1,323,501
Tempur-Pedic International, Inc. (I)	16,745	527,300
		11,237,257

The accompanying notes are an integral part of the financial statements.	6
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet & Catalog Retail - 1.9%
Amazon.com, Inc. (I)	33,025	$8,293,899
Expedia, Inc. (L)	6,840	420,318
HSN, Inc.	24,070	1,325,776
Liberty Interactive Corp., Series A (I)	61,720	1,214,650
priceline.com, Inc. (I)	8,680	5,392,016
		16,646,659
Leisure Equipment & Products - 0.7%
Hasbro, Inc. (L)	101,745	3,652,646
Mattel, Inc.	69,584	2,548,166
		6,200,812
Media - 3.0%
AMC Networks, Inc., Class A (I)	29,286	1,449,657
Charter Communications, Inc., Class A (I)(L)	17,320	1,320,477
Comcast Corp., Class A	38,720	1,447,354
Comcast Corp., Special Class A	53,000	1,905,350
Discovery Communications, Inc., Series C (I)	10,620	621,270
Gannett Company, Inc.	35,300	635,753
Omnicom Group, Inc.	102,046	5,098,218
Pandora Media, Inc. (I)(L)	233,250	2,141,235
Sirius XM Radio, Inc.	96,500	278,885
The Walt Disney Company	62,016	3,087,777
Time Warner, Inc.	121,317	5,802,592
WPP PLC (I)	173,311	2,519,469
		26,308,037
Multiline Retail - 1.3%
Family Dollar Stores, Inc.	58,500	3,709,485
J.C. Penney Company, Inc. (L)	161,220	3,177,646
Maoye International Holdings, Ltd.	4,490,920	929,360
Next PLC	5,344	329,836
Target Corp.	58,634	3,469,374
		11,615,701
Specialty Retail - 3.6%
Abercrombie & Fitch Company, Class A	60,080	2,882,038
Advance Auto Parts, Inc.	59,725	4,321,104
AutoZone, Inc. (I)	3,649	1,293,315
CarMax, Inc. (I)(L)	13,995	525,372
Dick’s Sporting Goods, Inc.	84,210	3,830,713
GameStop Corp., Class A (L)	50,970	1,278,837
Lowe’s Companies, Inc.	326,463	11,595,966
Monro Muffler Brake, Inc. (L)	4,560	159,463
Tiffany & Company	16,450	943,243
Urban Outfitters, Inc. (I)	104,430	4,110,365
Zhongsheng Group Holdings, Ltd. (L)	801,210	1,225,567
		32,165,983
Textiles, Apparel & Luxury Goods - 2.1%
Deckers Outdoor Corp. (I)(L)	44,905	1,808,324
Fifth & Pacific Companies, Inc. (I)(L)	219,328	2,730,634
Hanesbrands, Inc. (I)	177,456	6,356,474
Lululemon Athletica, Inc. (I)	10,200	777,546
Michael Kors Holdings, Ltd. (I)	21,950	1,120,109
Prada SpA	58,600	566,898
PVH Corp.	32,530	3,611,155
Samsonite International SA	429,220	897,909
Under Armour, Inc., Class A (I)	10,360	502,771
		18,371,820
		161,505,001
Consumer Staples - 4.1%
Beverages - 1.2%
Constellation Brands, Inc., Class A (I)	26,700	944,913

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Molson Coors Brewing Company, Class B	76,980	$3,293,974
PepsiCo, Inc.	91,729	6,277,015
		10,515,902
Food & Staples Retailing - 1.0%
CP ALL PCL	927,660	1,394,977
CVS Caremark Corp.	116,092	5,613,048
Olam International, Ltd.	157,225	201,645
Wal-Mart Stores, Inc.	27,200	1,855,856
		9,065,526
Food Products - 1.5%
Asian Bamboo AG (L)	36,240	250,778
Asian Citrus Holdings, Ltd. (I)	2,451,734	1,166,414
China Minzhong Food Corp., Ltd. (I)(L)	1,054,395	703,858
General Mills, Inc.	81,626	3,298,507
Green Mountain Coffee Roasters, Inc. (I)	25,685	1,062,332
Kraft Foods Group, Inc.	69,533	3,161,666
PureCircle, Ltd. (I)(L)	229,997	893,468
Unilever NV - NY Shares (L)	82,310	3,152,473
		13,689,496
Personal Products - 0.0%
Herbalife, Ltd. (L)	10,045	330,882
Tobacco - 0.4%
Philip Morris International, Inc.	36,490	3,052,024
		36,653,830
Energy - 10.8%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	120,524	4,922,200
Halliburton Company	181,515	6,296,755
McDermott International, Inc. (I)	120,880	1,332,098
Oceaneering International, Inc.	7,900	424,941
Patterson-UTI Energy, Inc. (L)	107,630	2,005,147
Superior Energy Services, Inc. (I)	59,855	1,240,196
Trican Well Service, Ltd. (L)	79,475	1,048,268
		17,269,605
Oil, Gas & Consumable Fuels - 8.8%
Alpha Natural Resources, Inc. (I)(L)	59,920	583,621
Anadarko Petroleum Corp.	153,720	11,422,933
Banpu PCL	37,575	506,077
BG Group PLC	333,747	5,596,358
BP PLC, ADR	151,125	6,292,826
Cabot Oil & Gas Corp.	49,450	2,459,643
Cheniere Energy, Inc. (I)(L)	28,860	541,991
Chesapeake Energy Corp. (L)	33,050	549,291
Chevron Corp.	46,010	4,975,521
Cobalt International Energy, Inc. (I)	364,285	8,946,840
CONSOL Energy, Inc.	51,630	1,657,323
Exxon Mobil Corp.	49,240	4,261,722
JX Holdings, Inc.	266,690	1,502,060
Karoon Gas Australia, Ltd. (I)	651,457	3,663,175
KiOR, Inc., Class A (I)(L)	86,910	557,093
Newfield Exploration Company (I)	19,535	523,147
Noble Energy, Inc.	4,200	427,308
Occidental Petroleum Corp.	105,714	8,098,750
Peabody Energy Corp.	31,075	826,906
Pioneer Natural Resources Company	39,635	4,224,695
Rosetta Resources, Inc. (I)	32,330	1,466,489
Royal Dutch Shell PLC, ADR, Class B (L)	56,470	4,003,158
Tesoro Corp. (L)	40,555	1,786,448
Uranium One, Inc. (I)(L)	588,060	1,389,304

The accompanying notes are an integral part of the financial statements.	7
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	57,070	$1,947,228
		78,209,907
		95,479,512
Financials - 15.5%
Capital Markets - 3.4%
Affiliated Managers Group, Inc. (I)	4,500	585,675
BlackRock, Inc.	55,883	11,551,575
CETIP SA - Mercados Organizados	76,025	948,940
CITIC Securities Company, Ltd.	512,820	1,309,870
Invesco, Ltd.	116,965	3,051,617
LPL Financial Holdings, Inc.	34,880	982,221
Matsui Securities Company, Ltd.	174,040	1,589,561
Morgan Stanley	26,900	514,328
Raymond James Financial, Inc.	8,700	335,211
SBI Holdings, Inc. (L)	187,440	1,673,077
SEI Investments Company	218,230	5,093,488
T. Rowe Price Group, Inc.	22,510	1,466,076
UBS AG (I)	51,290	806,595
		29,908,234
Commercial Banks - 3.5%
Banco Santander SA (I)	69,322	558,949
China Construction Bank Corp., H Shares	1,353,925	1,103,455
Credit Agricole SA (I)	53,313	432,853
Cullen/Frost Bankers, Inc. (L)	10,785	585,302
Erste Group Bank AG (I)	13,612	435,251
First Niagara Financial Group, Inc.	105,050	833,047
First Republic Bank	46,880	1,536,726
Grupo Financiero Banorte SAB
de CV, Series O	33,700	217,614
Industrial & Commercial Bank of China, Ltd.,
H Shares	1,595,275	1,150,461
Lloyds Banking Group PLC (I)	681,647	546,189
M&T Bank Corp.	58,120	5,723,076
PNC Financial Services Group, Inc.	138,872	8,097,626
Royal Bank of Scotland Group PLC (I)	86,217	464,354
Societe Generale SA (I)	14,189	533,708
Wells Fargo & Company	251,599	8,599,654
		30,818,265
Diversified Financial Services - 2.6%
Bank of America Corp.	843,131	9,780,320
Citigroup, Inc.	113,620	4,494,807
JPMorgan Chase & Company	135,003	5,936,082
Moody’s Corp.	21,500	1,081,880
PHH Corp. (I)(L)	93,540	2,128,035
		23,421,124
Insurance - 4.0%
ACE, Ltd.	53,050	4,233,390
Aegon NV	59,198	377,258
AIA Group, Ltd.	485,000	1,932,938
Alleghany Corp. (I)	6,850	2,297,627
American International Group, Inc. (I)	407,212	14,374,584
Berkshire Hathaway, Inc., Class B (I)	22,620	2,029,014
China Taiping Insurance
Holdings Company, Ltd. (I)	688,645	1,401,438
Fidelity National Financial, Inc., Class A	42,450	999,698
Markel Corp. (I)(L)	3,600	1,560,312
Marsh & McLennan Companies, Inc.	161,120	5,553,806
Old Mutual PLC	114,330	339,594
Prudential PLC	30,456	424,961

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
T&D Holdings, Inc.	45,370	$552,971
		36,077,591
Real Estate Investment Trusts - 1.2%
Public Storage	11,380	1,649,645
Rayonier, Inc.	49,290	2,554,701
Unibail-Rodamco SE	1,966	481,290
Weyerhaeuser Company	203,180	5,652,468
		10,338,104
Real Estate Management & Development - 0.6%
Aliansce Shopping Centers SA	42,330	510,346
BR Malls Participacoes SA	35,300	467,654
Jones Lang LaSalle, Inc.	8,900	747,066
Longfor Properties Company, Ltd.	113,000	224,072
Realogy Holdings Corp. (I)	60,670	2,545,713
Robinsons Land Corp.	1,440,210	726,841
		5,221,692
Thrifts & Mortgage Finance - 0.2%
Flagstar Bancorp, Inc. (I)	14,400	279,360
Ocwen Financial Corp. (I)	47,500	1,643,025
		1,922,385
		137,707,395
Health Care - 13.2%
Biotechnology - 2.1%
Algeta ASA (I)(L)	47,206	1,325,743
Arena Pharmaceuticals, Inc. (I)(L)	115,150	1,038,653
Biogen Idec, Inc. (I)	14,057	2,061,740
BioMarin Pharmaceutical, Inc. (I)	8,960	441,280
Elan Corp. PLC, ADR (I)	57,628	588,382
Exelixis, Inc. (I)(L)	104,690	478,433
Gilead Sciences, Inc. (I)	65,555	4,815,015
Onyx Pharmaceuticals, Inc. (I)	30,895	2,333,499
Prothena Corp. PLC (I)	1,414	10,363
Puma Biotechnology, Inc. (I)	24,070	451,313
Regeneron Pharmaceuticals, Inc. (I)	19,638	3,359,473
Sarepta Therapeutics, Inc. (I)	19,510	503,358
Seattle Genetics, Inc. (I)(L)	35,530	824,296
		18,231,548
Health Care Equipment & Supplies - 2.2%
Edwards Lifesciences Corp. (I)	41,710	3,760,991
Hologic, Inc. (I)	506,105	10,137,283
Medtronic, Inc.	137,284	5,631,390
		19,529,664
Health Care Providers & Services - 2.2%
Brookdale Senior Living, Inc. (I)	78,580	1,989,646
Cardinal Health, Inc.	183,398	7,552,330
Catamaran Corp. (I)	122,742	5,782,376
Cigna Corp.	85,915	4,593,016
		19,917,368
Health Care Technology - 0.1%
CareView Communications, Inc. (I)(L)	1,381,395	1,167,279
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	104,420	4,274,955
Pharmaceuticals - 6.1%
Eli Lilly & Company	152,150	7,504,038
H. Lundbeck A/S	46,560	681,614
Johnson & Johnson	148,293	10,395,339
MAP Pharmaceuticals, Inc. (I)(L)	47,160	740,884

The accompanying notes are an integral part of the financial statements.	8
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Merck & Company, Inc.	311,380	$12,747,897
Pfizer, Inc.	73,833	1,851,732
Roche Holdings AG	61,103	12,448,203
Teva Pharmaceutical Industries, Ltd., ADR	102,231	3,817,306
TherapeuticsMD, Inc. (I)(L)	459,625	1,424,838
Watson Pharmaceuticals, Inc. (I)	32,400	2,786,400
		54,398,251
		117,519,065
Industrials - 12.9%
Aerospace & Defense - 2.8%
DigitalGlobe, Inc. (I)(L)	124,990	3,054,756
Lockheed Martin Corp.	54,262	5,007,840
Northrop Grumman Corp.	74,347	5,024,370
Rolls-Royce Holdings PLC (I)	209,340	3,016,225
Safran SA	72,515	3,164,235
TransDigm Group, Inc.	16,383	2,233,986
United Technologies Corp.	45,900	3,764,259
		25,265,671
Air Freight & Logistics - 0.9%
United Parcel Service, Inc., Class B	109,177	8,049,620
Airlines - 0.7%
AirAsia BHD	1,005,326	905,503
Delta Air Lines, Inc. (I)	340,755	4,044,762
Gol Linhas Aereas
Inteligentes SA, ADR (I)(L)	103,770	680,731
United Continental Holdings, Inc. (I)	30,770	719,403
		6,350,399
Building Products - 0.8%
Assa Abloy AB, Series B	11,986	451,338
Lennox International, Inc.	91,115	4,785,360
Owens Corning, Inc. (I)	40,330	1,491,807
		6,728,505
Commercial Services & Supplies - 0.2%
The ADT Corp.	33,670	1,565,318
Construction & Engineering - 0.4%
Jacobs Engineering Group, Inc. (I)	89,420	3,806,609
Electrical Equipment - 1.6%
Eaton Corp. PLC	72,300	3,918,660
General Cable Corp. (I)	85,730	2,607,049
Hubbell, Inc., Class B	5,170	437,537
Polypore International, Inc. (I)(L)	144,118	6,701,487
Schneider Electric SA	5,958	444,369
		14,109,102
Industrial Conglomerates - 0.5%
3M Company	51,422	4,774,533
Machinery - 1.9%
Amada Company, Ltd.	87,945	572,242
Flowserve Corp.	5,060	742,808
IDEX Corp. (L)	37,095	1,726,030
Illinois Tool Works, Inc.	9,800	595,938
Meritor, Inc. (I)	186,245	880,939
Nordson Corp.	5,600	353,472
PACCAR, Inc. (L)	100,625	4,549,256
Pall Corp.	29,245	1,762,304
Stanley Black & Decker, Inc.	43,042	3,183,817
Vallourec SA	16,605	866,555
Valmont Industries, Inc.	5,560	759,218

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Wabtec Corp.	6,805	$595,710
		16,588,289
Professional Services - 1.1%
IHS, Inc., Class A (I)	67,300	6,460,800
Manpower, Inc.	19,180	813,999
Verisk Analytics, Inc., Class A (I)	41,468	2,114,868
		9,389,667
Road & Rail - 1.4%
Canadian National Railway Company	19,230	1,746,301
Canadian Pacific Railway, Ltd. (L)	16,080	1,634,050
Hertz Global Holdings, Inc. (I)(L)	361,150	5,875,911
J.B. Hunt Transport Services, Inc. (L)	5,270	314,672
Kansas City Southern	17,070	1,425,004
Landstar System, Inc.	34,020	1,784,689
		12,780,627
Trading Companies & Distributors - 0.5%
MSC Industrial Direct Company, Inc., Class A	56,745	4,277,438
Wolseley PLC	9,529	452,924
		4,730,362
Transportation Infrastructure - 0.1%
CCR SA	47,400	449,492
		114,588,194
Information Technology - 15.1%
Communications Equipment - 2.2%
Acme Packet, Inc. (I)(L)	77,574	1,715,937
Alcatel-Lucent, ADR (I)	870,850	1,210,482
Cisco Systems, Inc.	679,186	13,346,005
JDS Uniphase Corp. (I)	91,308	1,236,310
Motorola Solutions, Inc.	26,050	1,450,464
ZTE Corp., H Shares	320,925	556,360
		19,515,558
Computers & Peripherals - 1.0%
3D Systems Corp. (I)(L)	37,680	2,010,228
SanDisk Corp. (I)	118,550	5,164,038
Seagate Technology PLC (L)	34,495	1,051,408
Toshiba Corp.	268,490	1,061,665
		9,287,339
Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics, Inc. (I)	119,430	4,547,894
Universal Display Corp. (I)(L)	18,080	463,210
		5,011,104
Internet Software & Services - 2.7%
Akamai Technologies, Inc. (I)	134,390	5,497,895
eBay, Inc. (I)	43,255	2,206,870
Equinix, Inc. (I)	10,560	2,177,472
Facebook, Inc., Class A (I)	72,010	1,917,626
IAC/InterActiveCorp	66,380	3,139,774
LinkedIn Corp., Class A (I)	53,235	6,112,443
Velti PLC (I)(L)	116,290	523,305
Web.com Group, Inc. (I)(L)	82,526	1,221,385
Yahoo!, Inc. (I)	65,360	1,300,664
		24,097,434
IT Services - 1.0%
Amadeus IT Holding SA, A Shares	53,915	1,352,958
Automatic Data Processing, Inc.	44,368	2,529,420
The Western Union Company	309,716	4,215,235

The accompanying notes are an integral part of the financial statements.	9
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT Services (continued)
VeriFone Systems, Inc. (I)	31,655	$939,520
		9,037,133
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	114,270	4,806,196
ASML Holding NV, ADR (L)	17,979	1,157,995
Avago Technologies, Ltd.	111,655	3,534,997
GT Advanced Technologies, Inc. (I)(L)	299,680	905,034
Intel Corp.	144,680	2,984,748
Marvell Technology Group, Ltd.	110,980	805,715
Maxim Integrated Products, Inc.	13,000	382,200
Micron Technology, Inc. (I)	260,485	1,654,080
RF Micro Devices, Inc. (I)(L)	172,505	772,822
Samsung Electronics Company, Ltd.	323	462,286
		17,466,073
Software - 5.6%
Adobe Systems, Inc. (I)	17,700	666,936
ANSYS, Inc. (I)(L)	16,105	1,084,511
BroadSoft, Inc. (I)	82,930	3,012,847
Cadence Design Systems, Inc. (I)(L)	486,270	6,569,508
Concur Technologies, Inc. (I)(L)	62,700	4,233,504
FactSet Research Systems, Inc. (L)	16,865	1,485,132
Microsoft Corp.	174,932	4,675,932
NetSuite, Inc. (I)(L)	3,400	228,820
Oracle Corp.	242,032	8,064,506
Salesforce.com, Inc. (I)	42,800	7,194,680
ServiceNow, Inc. (I)(L)	115,600	3,471,468
Solera Holdings, Inc.	133,140	7,118,996
TIBCO Software, Inc. (I)	89,750	1,975,398
		49,782,238
		134,196,879
Materials - 6.5%
Chemicals - 1.8%
Arkema SA	3,073	323,109
Celanese Corp., Series A	60,990	2,715,885
Lanxess AG	3,578	312,920
LyondellBasell Industries NV, Class A	8,400	479,556
Methanex Corp.	59,616	1,899,962
Mitsubishi Gas & Chemicals Company, Inc.	173,525	1,063,211
PTT Global Chemical PCL	415,745	951,362
The Dow Chemical Company	84,150	2,719,728
The Mosaic Company	40,320	2,283,322
The Sherwin-Williams Company	12,115	1,863,529
W.R. Grace & Company (I)	6,970	468,593
Westlake Chemical Corp. (L)	6,470	513,071
Zeon Corp.	63,600	550,929
		16,145,177
Construction Materials - 0.2%
Cemex SAB de CV, ADR (I)	50,200	495,474
Siam Cement PCL, NVDR	19,600	282,886
Vulcan Materials Company	12,800	666,240
		1,444,600
Containers & Packaging - 1.4%
Crown Holdings, Inc. (I)	71,781	2,642,259
Graphic Packaging Holding Company (I)	106,800	689,928
Packaging Corp. of America	67,270	2,587,877
Rock-Tenn Company, Class A	67,020	4,685,368
Silgan Holdings, Inc.	33,460	1,391,601
		11,997,033

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals & Mining - 1.2%
Aurico Gold, Inc. (I)	140,365	$1,148,186
China Metal Recycling Holdings, Ltd. (L)	487,260	511,274
Continental Gold Ltd. (I)	271,940	2,419,492
Fortescue Metals Group, Ltd. (L)	217,947	1,081,308
Molycorp, Inc. (I)(L)	121,120	1,143,373
Mongolian Mining Corp. (I)	892,585	442,678
Nucor Corp.	6,100	263,398
SunCoke Energy, Inc. (I)	124,040	1,933,784
Walter Energy, Inc. (L)	45,455	1,630,925
		10,574,418
Paper & Forest Products - 1.9%
International Paper Company	206,190	8,214,610
Louisiana-Pacific Corp. (I)	322,682	6,234,216
Norbord, Inc. (I)	93,820	2,847,518
Sino-Forest Corp. (I)(L)	90,175	0
		17,296,344
		57,457,572
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.5%
American Tower Corp.	18,576	1,435,368
AT&T, Inc.	82,480	2,780,401
		4,215,769
		4,215,769
Utilities - 0.7%
Gas Utilities - 0.7%
UGI Corp.	202,940	6,638,167
TOTAL COMMON STOCKS (Cost $801,815,999)		$ 865,961,384

RIGHTS - 0.0%
Consumer Staples - 0.0%
Olam International Ltd. (Expiration Date:
10/15/2013; Strike Price: $0.95) (I)	49,496	16,223
TOTAL RIGHTS (Cost $0)		$ 16,223

SECURITIES LENDING COLLATERAL - 9.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	8,451,792	84,580,465
TOTAL SECURITIES LENDING
COLLATERAL (Cost $84,585,376)		$ 84,580,465

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreement - 1.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2012 at 0.250% to
be repurchased at $15,600,217 on
01/02/2013, collateralized by $14,591,007
Government National Mortgage Association,
3.500% due 11/20/2042 (valued
at $15,912,000)	$ 15,600,000	$15,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,600,000)	$ 15,600,000
Total Investments (Alpha Opportunities Trust)
(Cost $902,001,375) - 108.8%		$ 966,158,072
Other assets and liabilities, net - (8.8%)		(77,799,532)
TOTAL NET ASSETS - 100.0%		$ 888,358,540

The accompanying notes are an integral part of the financial statements.	10
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

American Asset Allocation Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	89,670,005	$1,652,618,189
TOTAL INVESTMENT COMPANIES (Cost $1,204,396,220)		$ 1,652,618,189
Total Investments (American Asset Allocation Trust)
(Cost $1,204,396,220) - 100.0%		$ 1,652,618,189
Other assets and liabilities, net - 0.0%		26,132
TOTAL NET ASSETS - 100.0%		$ 1,652,644,321

American Global Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	7,265,014	$171,309,033
TOTAL INVESTMENT COMPANIES (Cost $149,341,598)		$ 171,309,033
Total Investments (American Global Growth Trust)
(Cost $149,341,598) - 100.0%		$ 171,309,033
Other assets and liabilities, net - 0.0%		(5,523)
TOTAL NET ASSETS - 100.0%		$ 171,303,510

American Global Small Capitalization Trust
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Small Capitalization
Fund - Class 1	4,421,975	$ 89,147,012
TOTAL INVESTMENT COMPANIES (Cost $69,671,108)		$ 89,147,012
Total Investments (American Global Small Capitalization
Trust) (Cost $69,671,108) - 100.0%		$ 89,147,012
Other assets and liabilities, net - 0.0%		(37,940)
TOTAL NET ASSETS - 100.0%		$ 89,109,072

American Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	18,044,143	$ 1,098,888,338
TOTAL INVESTMENT COMPANIES (Cost $909,707,488)		$ 1,098,888,338
Total Investments (American Growth Trust)
(Cost $909,707,488) - 100.0%		$ 1,098,888,338
Other assets and liabilities, net - 0.0%		13,695
TOTAL NET ASSETS - 100.0%		$ 1,098,902,033

American Growth-Income Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	33,830,160	$ 1,301,784,566
TOTAL INVESTMENT COMPANIES (Cost $1,087,496,132)		$ 1,301,784,566
Total Investments (American Growth-Income Trust)
(Cost $1,087,496,132) - 100.0%		$ 1,301,784,566
Other assets and liabilities, net - 0.0%		(45,929)
TOTAL NET ASSETS - 100.0%		$ 1,301,738,637

American High-Income Bond Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.1%
American Funds Insurance Series - 100.1%
American High-Income Bond Fund - Class 1	9,372,850	$ 104,601,005
TOTAL INVESTMENT COMPANIES (Cost $101,822,359)		$ 104,601,005
Total Investments (American High-Income Bond Trust)
(Cost $101,822,359) - 100.1%		$ 104,601,005
Other assets and liabilities, net - (0.1%)		(63,915)
TOTAL NET ASSETS - 100.0%		$ 104,537,090

American International Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	39,316,158	$ 695,109,667
TOTAL INVESTMENT COMPANIES (Cost $674,657,470)		$ 695,109,667
Total Investments (American International Trust)
(Cost $674,657,470) - 100.0%		$ 695,109,667
Other assets and liabilities, net - 0.0%		5,816
TOTAL NET ASSETS - 100.0%		$ 695,115,483

American New World Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,506,158	$ 80,396,196
TOTAL INVESTMENT COMPANIES (Cost $72,373,292)		$ 80,396,196
Total Investments (American New World Trust)
(Cost $72,373,292) - 100.0%		$ 80,396,196
Other assets and liabilities, net - 0.0%		(7,702)
TOTAL NET ASSETS - 100.0%		$ 80,388,494

The accompanying notes are an integral part of the financial statements.	11
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Blue Chip Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 99.5%
Consumer Discretionary - 22.8%
Automobiles - 0.6%
Harley-Davidson, Inc.	190,100	$9,284,482
Hotels, Restaurants & Leisure - 6.7%
Carnival Corp.	535,600	19,694,013
Chipotle Mexican Grill, Inc. (I)	32,900	9,786,434
Las Vegas Sands Corp.	375,300	17,323,848
Marriott International, Inc., Class A (L)	211,929	7,898,594
Starbucks Corp.	612,900	32,863,698
Starwood Hotels & Resorts Worldwide, Inc.	316,200	18,137,232
Tim Hortons, Inc.	3,500	172,130
Wynn Resorts, Ltd.	100	11,249
Yum! Brands, Inc.	165,100	10,962,640
		116,849,838
Household Durables - 0.0%
Lennar Corp., Class A (L)	4,400	170,148
Internet & Catalog Retail - 7.4%
Amazon.com, Inc. (I)	299,989	75,339,237
Expedia, Inc. (L)	29,500	1,812,775
Liberty Interactive Corp., Series A (I)	244,400	4,809,792
priceline.com, Inc. (I)	76,300	47,397,560
		129,359,364
Media - 1.8%
Discovery Communications, Inc., Series C (I)	278,600	16,298,100
Omnicom Group, Inc. (L)	70,900	3,542,164
The McGraw-Hill Companies, Inc.	3,200	174,944
The Walt Disney Company	221,100	11,008,569
		31,023,777
Multiline Retail - 0.1%
Dollar Tree, Inc. (I)	40,900	1,658,904
Specialty Retail - 2.0%
Limited Brands, Inc. (L)	160,900	7,571,954
O’Reilly Automotive, Inc. (I)	138,900	12,420,438
PetSmart, Inc.	7,600	519,384
Ross Stores, Inc.	74,300	4,023,345
The Home Depot, Inc.	172,100	10,644,385
Tiffany & Company	100	5,734
		35,185,240
Textiles, Apparel & Luxury Goods - 4.2%
Coach, Inc.	85,000	4,718,350
Fossil, Inc. (I)	190,700	17,754,170
Michael Kors Holdings, Ltd. (I)	200,300	10,221,309
NIKE, Inc., Class B	199,000	10,268,400
PVH Corp.	148,500	16,484,985
Ralph Lauren Corp.	94,700	14,197,424
		73,644,638
		397,176,391
Consumer Staples - 1.6%
Beverages - 0.4%
Anheuser-Busch InBev NV, ADR (L)	36,700	3,207,947
Monster Beverage Corp. (I)	80,800	4,272,704
The Coca-Cola Company	5,800	210,250
		7,690,901
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	17,500	1,728,475
CVS Caremark Corp.	124,400	6,014,740
Whole Foods Market, Inc.	121,000	11,050,930
		18,794,145

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food Products - 0.1%
Green Mountain Coffee Roasters, Inc. (I)	24,600	$1,017,456
		27,502,502
Energy - 4.7%
Energy Equipment & Services - 2.3%
Cameron International Corp. (I)	185,000	10,445,100
FMC Technologies, Inc. (I)(L)	61,800	2,646,894
National Oilwell Varco, Inc.	3,700	252,895
Schlumberger, Ltd.	386,892	26,807,747
		40,152,636
Oil, Gas & Consumable Fuels - 2.4%
Concho Resources, Inc. (I)	44,700	3,601,032
EOG Resources, Inc.	112,300	13,564,717
EQT Corp.	109,800	6,476,004
Occidental Petroleum Corp.	4,300	329,423
Pioneer Natural Resources Company	98,500	10,499,115
Range Resources Corp.	107,500	6,754,225
		41,224,516
		81,377,152
Financials - 6.2%
Capital Markets - 3.9%
Ameriprise Financial, Inc.	64,651	4,049,092
Franklin Resources, Inc.	228,265	28,692,911
Invesco, Ltd.	689,800	17,996,882
Morgan Stanley	20,800	397,696
Northern Trust Corp.	133,389	6,690,792
State Street Corp.	92,207	4,334,651
TD Ameritrade Holding Corp.	152,000	2,555,120
The Goldman Sachs Group, Inc.	31,376	4,002,323
		68,719,467
Commercial Banks - 0.5%
M&T Bank Corp.	3,400	334,798
U.S. Bancorp	251,100	8,020,134
		8,354,932
Consumer Finance - 1.0%
American Express Company	318,452	18,304,621
Diversified Financial Services - 0.6%
Citigroup, Inc.	5,800	229,448
IntercontinentalExchange, Inc. (I)	58,500	7,242,885
JPMorgan Chase & Company	58,600	2,576,642
		10,048,975
Insurance - 0.2%
Marsh & McLennan Companies, Inc.	99,700	3,436,659
Prudential Financial, Inc.	3,400	181,322
		3,617,981
		109,045,976
Health Care - 11.3%
Biotechnology - 5.4%
Alexion Pharmaceuticals, Inc. (I)	166,700	15,638,127
Amgen, Inc.	16,000	1,381,120
Biogen Idec, Inc. (I)	171,000	25,080,570
Celgene Corp. (I)	219,900	17,310,528
Gilead Sciences, Inc. (I)	345,200	25,354,940
Regeneron Pharmaceuticals, Inc. (I)(L)	57,200	9,785,204
		94,550,489
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	109,400	7,292,604

The accompanying notes are an integral part of the financial statements.	12
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Covidien PLC	79,100	$4,567,234
Edwards Lifesciences Corp. (I)	52,000	4,688,840
Intuitive Surgical, Inc. (I)	1,800	882,666
Stryker Corp.	94,679	5,190,303
		22,621,647
Health Care Providers & Services - 3.0%
Cardinal Health, Inc.	13,300	547,694
Express Scripts Holding Company (I)	235,300	12,706,200
Henry Schein, Inc. (I)(L)	7,300	587,358
McKesson Corp.	291,400	28,254,144
UnitedHealth Group, Inc.	191,800	10,403,232
		52,498,628
Health Care Technology - 0.1%
Cerner Corp. (I)(L)	13,700	1,063,668
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	181,400	11,569,692
Pharmaceuticals - 0.8%
Allergan, Inc.	155,300	14,245,669
Perrigo Company (L)	3,400	353,702
Valeant Pharmaceuticals International, Inc.
(Toronto Exchange) (I)	5,800	346,666
		14,946,037
		197,250,161
Industrials - 13.3%
Aerospace & Defense - 3.4%
Honeywell International, Inc.	209,600	13,303,312
Precision Castparts Corp.	169,800	32,163,516
The Boeing Company	168,000	12,660,480
United Technologies Corp.	22,300	1,828,823
		59,956,131
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc. (L)	2,400	151,728
FedEx Corp.	227,700	20,884,644
		21,036,372
Airlines - 0.2%
United Continental Holdings, Inc. (I)(L)	156,800	3,665,984
Electrical Equipment - 0.5%
AMETEK, Inc.	5,300	199,121
Roper Industries, Inc.	74,600	8,316,408
		8,515,529
Industrial Conglomerates - 3.3%
3M Company	38,100	3,537,585
Danaher Corp.	956,526	53,469,803
		57,007,388
Professional Services - 0.5%
IHS, Inc., Class A (I)	86,600	8,313,600
Verisk Analytics, Inc., Class A (I)	3,400	173,400
		8,487,000
Road & Rail - 2.7%
J.B. Hunt Transport Services, Inc. (L)	42,100	2,513,791
Kansas City Southern	131,700	10,994,316
Union Pacific Corp.	266,000	33,441,520
		46,949,627
Trading Companies & Distributors - 1.5%
Fastenal Company (L)	407,500	19,026,175

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
W.W. Grainger, Inc.	34,900	$7,062,713
		26,088,888
		231,706,919
Information Technology - 32.5%
Communications Equipment - 2.5%
F5 Networks, Inc. (I)	1,800	174,870
Juniper Networks, Inc. (I)	335,121	6,591,830
QUALCOMM, Inc.	605,877	37,576,492
		44,343,192
Computers & Peripherals - 9.8%
Apple, Inc.	284,100	151,433,823
EMC Corp. (I)	746,300	18,881,390
		170,315,213
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp., Class A (L)	21,400	1,384,580
Trimble Navigation, Ltd. (I)	6,600	394,548
		1,779,128
Internet Software & Services - 10.2%
Akamai Technologies, Inc. (I)	8,600	351,826
Baidu, Inc., ADR (I)(L)	226,100	22,675,569
eBay, Inc. (I)	649,778	33,151,674
Facebook, Inc., Class A (I)	414,908	11,049,000
Google, Inc., Class A (I)	119,966	85,100,281
LinkedIn Corp., Class A (I)	71,200	8,175,184
Tencent Holdings, Ltd.	550,400	17,869,554
		178,373,088
IT Services - 6.0%
Accenture PLC, Class A	79,000	5,253,500
Alliance Data Systems Corp. (I)(L)	44,100	6,383,916
Cognizant Technology
Solutions Corp., Class A (I)	78,300	5,798,115
Fiserv, Inc. (I)	68,000	5,374,040
Mastercard, Inc., Class A	108,300	53,205,624
Visa, Inc., Class A	183,200	27,769,456
		103,784,651
Semiconductors & Semiconductor Equipment - 1.6%
Altera Corp.	8,200	282,408
Broadcom Corp., Class A (I)	634,600	21,075,066
Xilinx, Inc. (L)	173,225	6,218,778
		27,576,252
Software - 2.3%
Autodesk, Inc. (I)	188,300	6,656,405
Citrix Systems, Inc. (I)	2,600	170,950
Intuit, Inc.	77,900	4,635,050
Oracle Corp.	10,300	343,196
Red Hat, Inc. (I)	159,500	8,447,120
Salesforce.com, Inc. (I)	119,700	20,121,570
		40,374,291
		566,545,815
Materials - 4.7%
Chemicals - 4.7%
Ecolab, Inc.	190,100	13,668,190
Monsanto Company	158,504	15,002,404
Praxair, Inc.	276,600	30,273,870

The accompanying notes are an integral part of the financial statements.	13
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Company	149,600	$23,011,472
		81,955,936
		81,955,936
Telecommunication Services - 2.4%
Diversified Telecommunication Services - 2.4%
American Tower Corp.	534,938	41,334,659
TOTAL COMMON STOCKS (Cost $1,201,818,287)		$ 1,733,895,511
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	5,643,271	56,474,466
TOTAL SECURITIES LENDING
COLLATERAL (Cost $56,473,743)		$ 56,474,466
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	450,000	450,000
T. Rowe Price Prime Reserve Investment
Fund, 0.1218% (Y)	6,881,277	6,881,277
		7,331,277
TOTAL SHORT-TERM INVESTMENTS (Cost $7,331,277)		$ 7,331,277
Total Investments (Blue Chip Growth Trust)
(Cost $1,265,623,307) - 103.2%		$ 1,797,701,254
Other assets and liabilities, net - (3.2%)		(55,376,364)
TOTAL NET ASSETS - 100.0%		$ 1,742,324,890

Capital Appreciation Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 100.1%
Consumer Discretionary - 22.6%
Hotels, Restaurants & Leisure - 4.2%
Chipotle Mexican Grill, Inc. (I)	38,404	$11,423,652
Dunkin’ Brands Group, Inc. (L)	347,992	11,546,375
Starbucks Corp.	97,185	5,211,060
Yum! Brands, Inc.	229,433	15,234,351
		43,415,438
Internet & Catalog Retail - 4.6%
Amazon.com, Inc. (I)	126,230	31,701,402
priceline.com, Inc. (I)	27,024	16,787,309
		48,488,711
Media - 1.6%
The Walt Disney Company	329,096	16,385,690
Multiline Retail - 0.4%
Family Dollar Stores, Inc.	75,554	4,790,879
Specialty Retail - 4.3%
Inditex SA	183,094	25,651,077
TJX Companies, Inc.	445,800	18,924,210
		44,575,287
Textiles, Apparel & Luxury Goods - 7.5%
Burberry Group PLC-ADR	148,194	6,043,351

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Coach, Inc.	266,107	$14,771,600
Lululemon Athletica, Inc. (I)	179,653	13,694,948
Luxottica Group SpA	100,741	4,185,900
NIKE, Inc., Class B	444,622	22,942,495
Ralph Lauren Corp.	109,470	16,411,742
		78,050,036
		235,706,041
Consumer Staples - 6.2%
Food & Staples Retailing - 3.5%
Costco Wholesale Corp.	203,322	20,082,114
Whole Foods Market, Inc.	179,228	16,368,893
		36,451,007
Food Products - 1.0%
Mondelez International, Inc., Class A	425,949	10,848,921
Personal Products - 1.7%
The Estee Lauder Companies, Inc., Class A	286,760	17,165,454
		64,465,382
Energy - 2.8%
Energy Equipment & Services - 0.7%
Schlumberger, Ltd.	115,974	8,035,838
Oil, Gas & Consumable Fuels - 2.1%
Concho Resources, Inc. (I)	151,456	12,201,295
EOG Resources, Inc.	77,750	9,391,423
		21,592,718
		29,628,556
Financials - 2.8%
Capital Markets - 2.8%
Morgan Stanley	680,333	13,007,967
The Goldman Sachs Group, Inc.	123,170	15,711,565
		28,719,532
		28,719,532
Health Care - 16.0%
Biotechnology - 5.3%
Alexion Pharmaceuticals, Inc. (I)	166,298	15,600,415
Biogen Idec, Inc. (I)	105,031	15,404,897
Gilead Sciences, Inc. (I)	164,391	12,074,519
Vertex Pharmaceuticals, Inc. (I)	297,373	12,471,824
		55,551,655
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	137,586	9,011,883
Health Care Providers & Services - 2.6%
Express Scripts Holding Company (I)	314,954	17,007,516
UnitedHealth Group, Inc.	188,781	10,239,481
		27,246,997
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (I)(L)	155,315	8,633,961
Pharmaceuticals - 6.4%
Allergan, Inc.	173,610	15,925,245
Bristol-Myers Squibb Company	255,664	8,332,090
Novo Nordisk A/S, ADR	104,328	17,027,373
Perrigo Company (L)	79,628	8,283,701
Shire PLC, ADR	181,115	16,695,181
		66,263,590
		166,708,086

The accompanying notes are an integral part of the financial statements.	14
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 8.6%
Aerospace & Defense - 5.8%
Precision Castparts Corp.	143,630	$27,206,395
The Boeing Company	242,423	18,268,997
United Technologies Corp.	188,407	15,451,258
		60,926,650
Electrical Equipment - 0.6%
Roper Industries, Inc.	51,504	5,741,666
Road & Rail - 2.2%
Canadian Pacific Railway, Ltd.	12,857	1,306,528
Kansas City Southern	62,235	5,195,378
Union Pacific Corp.	130,180	16,366,230
		22,868,136
		89,536,452
Information Technology - 36.1%
Communications Equipment - 0.8%
QUALCOMM, Inc.	129,615	8,038,722
Computers & Peripherals - 8.2%
Apple, Inc.	120,917	64,452,389
EMC Corp. (I)	850,855	21,526,632
		85,979,021
Internet Software & Services - 9.6%
Baidu, Inc., ADR (I)(L)	113,781	11,411,096
eBay, Inc. (I)	227,133	11,588,326
Facebook, Inc., Class A (I)	438,479	11,676,696
Google, Inc., Class A (I)	46,464	32,960,168
LinkedIn Corp., Class A (I)	140,116	16,088,119
Rackspace Hosting, Inc. (I)	143,824	10,681,808
Tencent Holdings, Ltd., ADR	161,585	5,275,750
Youku.com, Inc., ADR (I)(L)	46,520	848,525
		100,530,488
IT Services - 8.1%
IBM Corp.	102,190	19,574,495
Mastercard, Inc., Class A	76,657	37,660,051
Teradata Corp. (I)	87,121	5,391,919
Visa, Inc., Class A	142,395	21,584,234
		84,210,699
Semiconductors & Semiconductor Equipment - 2.8%
ARM Holdings PLC, ADR (L)	275,181	10,410,097
Avago Technologies, Ltd.	268,556	8,502,483
Broadcom Corp., Class A (I)	298,886	9,926,004
		28,838,584
Software - 6.6%
Intuit, Inc.	177,125	10,538,938
Red Hat, Inc. (I)	277,302	14,685,914
Salesforce.com, Inc. (I)(L)	126,106	21,198,419
Splunk, Inc. (I)	131,864	3,826,693
VMware, Inc., Class A (I)	164,164	15,454,399
Workday, Inc., Class A (I)(L)	54,040	2,945,180
		68,649,543
		376,247,057
Materials - 1.9%
Chemicals - 1.9%
Monsanto Company	207,666	19,655,587
Telecommunication Services - 3.1%
Diversified Telecommunication Services - 2.0%
American Tower Corp.	267,203	20,646,776

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 1.1%
Crown Castle International Corp. (I)	166,145	$11,989,023
		32,635,799
TOTAL COMMON STOCKS (Cost $810,806,268)		$ 1,043,302,492
SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,659,544	26,615,116
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,615,768)		$ 26,615,116
SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
State Street Institutional Treasury Money
Market Fund, 0.0000% (Y)	1,088,568	1,088,568
TOTAL SHORT-TERM INVESTMENTS (Cost $1,088,568)		$ 1,088,568
Total Investments (Capital Appreciation Trust)
(Cost $838,510,604) - 102.7%		$ 1,071,006,176
Other assets and liabilities, net - (2.7%)		(28,259,007)
TOTAL NET ASSETS - 100.0%		$ 1,042,747,169

Capital Appreciation Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 58.4%
Consumer Discretionary - 9.4%
Auto Components - 3.0%
Delphi Automotive PLC (I)	91,700	$3,507,526
Johnson Controls, Inc.	51,800	1,590,260
TRW Automotive Holdings Corp. (I)	87,500	4,690,868
		9,788,654
Automobiles - 0.5%
General Motors Company (I)	58,200	1,677,906
Leisure Equipment & Products - 0.6%
Hasbro, Inc. (L)	54,900	1,970,910
Media - 1.9%
Omnicom Group, Inc.	46,600	2,328,136
The McGraw-Hill Companies, Inc.	26,400	1,443,288
The Walt Disney Company (D)	53,900	2,683,681
		6,455,105
Multiline Retail - 0.9%
Dollar General Corp. (I)	49,100	2,164,819
Kohl’s Corp.	18,600	799,428
		2,964,247
Specialty Retail - 2.5%
AutoZone, Inc. (I)	9,900	3,508,857
Lowe’s Companies, Inc.	132,500	4,706,400
		8,215,257
		31,072,079
Consumer Staples - 7.5%
Beverages - 1.5%
Coca-Cola Enterprises, Inc.	27,800	882,094

The accompanying notes are an integral part of the financial statements.	15
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
PepsiCo, Inc. (D)	60,500	$4,140,015
		5,022,109
Food Products - 2.0%
General Mills, Inc.	78,900	3,188,349
Kellogg Company	63,300	3,535,305
		6,723,654
Household Products - 2.0%
The Procter & Gamble Company (D)	96,737	6,567,475
Personal Products - 0.3%
Avon Products, Inc. (L)	83,000	1,191,880
Tobacco - 1.7%
Altria Group, Inc. (D)	55,800	1,753,236
Philip Morris International, Inc. (D)	44,900	3,755,436
		5,508,672
		25,013,790
Energy - 3.9%
Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp.	15,900	1,181,529
Apache Corp.	25,600	2,009,600
Chevron Corp.	6,800	735,352
EOG Resources, Inc. (D)	2,600	314,054
Exxon Mobil Corp.	24,200	2,094,510
Range Resources Corp.	14,800	929,884
Spectra Energy Corp.	48,400	1,325,192
The Williams Companies, Inc.	132,000	4,321,680
		12,911,801
		12,911,801
Financials - 8.6%
Capital Markets - 5.8%
Invesco, Ltd.	266,200	6,945,158
Northern Trust Corp.	44,000	2,207,040
State Street Corp.	113,600	5,340,336
TD Ameritrade Holding Corp.	273,800	4,602,578
		19,095,112
Commercial Banks - 1.1%
U.S. Bancorp (D)	116,700	3,727,398
Diversified Financial Services - 0.9%
JPMorgan Chase & Company (D)	67,800	2,981,166
Insurance - 0.8%
Willis Group Holdings PLC	26,900	901,957
XL Group PLC	76,300	1,912,078
		2,814,035
		28,617,711
Health Care - 9.6%
Health Care Equipment & Supplies - 0.3%
DENTSPLY International, Inc.	22,200	879,342
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	59,800	2,582,164
Express Scripts Holding Company (D)(I)	9,000	486,000
Henry Schein, Inc. (I)(L)	357	28,724
McKesson Corp.	11,600	1,124,736
Quest Diagnostics, Inc.	28,400	1,654,868
UnitedHealth Group, Inc.	58,800	3,189,312
		9,065,804

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 4.4%
Agilent Technologies, Inc.	69,000	$2,824,860
Thermo Fisher Scientific, Inc.	185,000	11,799,300
		14,624,160
Pharmaceuticals - 2.2%
Pfizer, Inc. (D)	290,570	7,287,496
		31,856,802
Industrials - 7.6%
Aerospace & Defense - 3.9%
Honeywell International, Inc.	40,700	2,583,229
United Technologies Corp.	127,500	10,456,275
		13,039,504
Industrial Conglomerates - 3.3%
Danaher Corp.	196,300	10,973,170
Machinery - 0.1%
Actuant Corp., Class A (L)	3,999	111,612
Ingersoll-Rand PLC (D)	6,800	326,128
		437,740
Road & Rail - 0.3%
CSX Corp.	41,400	816,822
		25,267,236
Information Technology - 9.5%
Communications Equipment - 0.6%
Cisco Systems, Inc. (D)	97,200	1,909,980
Computers & Peripherals - 1.8%
Apple, Inc.	11,200	5,969,936
Electronic Equipment, Instruments & Components - 1.6%
TE Connectivity, Ltd.	146,700	5,445,504
Internet Software & Services - 1.3%
Google, Inc., Class A (I)	6,100	4,327,157
IT Services - 2.2%
Accenture PLC, Class A (D)	14,000	931,000
Fiserv, Inc. (I)	75,000	5,927,250
IBM Corp.	2,300	440,565
		7,298,815
Semiconductors & Semiconductor Equipment - 1.1%
Texas Instruments, Inc. (D)	117,700	3,641,638
Software - 0.9%
Autodesk, Inc. (I)	14,500	512,575
Microsoft Corp. (D)	29,400	785,862
Oracle Corp.	52,900	1,762,628
		3,061,065
		31,654,095
Materials - 1.2%
Chemicals - 0.8%
Potash Corp. of Saskatchewan, Inc.	64,700	2,632,643
Containers & Packaging - 0.4%
Crown Holdings, Inc. (I)	31,200	1,148,472
		3,781,115
Telecommunication Services - 0.1%
Diversified Telecommunication Services - 0.1%
AT&T, Inc. (D)	11,500	387,665

The accompanying notes are an integral part of the financial statements.	16
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Utilities - 1.0%
Electric Utilities - 0.3%
Edison International	16,900	$763,711
Xcel Energy, Inc.	2,600	69,446
		833,157
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. (L)	31,900	733,381
Multi-Utilities - 0.5%
PG&E Corp.	43,300	1,739,794
		3,306,332
TOTAL COMMON STOCKS (Cost $165,682,487)	$ 193,868,626

PREFERRED SECURITIES - 1.8%
Consumer Discretionary - 0.4%
Automobiles - 0.4%
General Motors Company, Series B, 4.750%	29,500	1,301,835
Consumer Staples - 0.1%
Food Products - 0.1%
H.J. Heinz Finance Company, 8.000% (S)	4	418,500
Financials - 0.7%
Commercial Banks - 0.2%
U.S. Bancorp (6.000% to 04/15/2017, then
3 month LIBOR + 4.861%)	15,000	416,100
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	14,000	400,960
		817,060
Diversified Financial Services - 0.5%
AMG Capital Trust I, 5.100%	29,460	1,542,231
		2,359,291
Utilities - 0.6%
Electric Utilities - 0.6%
PPL Corp., 8.750%	28,250	1,517,873
SCE Trust I, 5.625%	15,000	387,000
		1,904,873
		1,904,873
TOTAL PREFERRED SECURITIES (Cost $5,803,405)	$ 5,984,499

CORPORATE BONDS - 10.1%
Consumer Discretionary - 1.8%
Amazon.com, Inc.
0.650%, 11/27/2015	$ 560,000	$559,614
American Honda Finance Corp.
1.000%, 08/11/2015 (S)	445,000	447,474
Dollar General Corp.
4.125%, 07/15/2017	225,000	236,250
Ford Motor Credit Company LLC
2.500%, 01/15/2016	380,000	384,593
2.750%, 05/15/2015	400,000	408,200
3.875%, 01/15/2015	890,000	928,075
6.625%, 08/15/2017	200,000	233,618
7.000%, 10/01/2013	400,000	418,040
8.000%, 06/01/2014	500,000	545,194
Lamar Media Corp.
9.750%, 04/01/2014	885,000	969,075
The Walt Disney Company
0.450%, 12/01/2015	250,000	248,747

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Unitymedia Hessen GmbH & Company KG
7.500%, 03/15/2019 (S)	$ 580,000	$767,978
		6,146,858
Consumer Staples - 0.6%
Campbell Soup Company
0.613%, 08/01/2014 (P)	460,000	461,641
Costco Wholesale Corp.
0.650%, 12/07/2015	440,000	442,238
Heineken NV
0.800%, 10/01/2015 (S)	160,000	160,286
Reynolds American, Inc.
1.050%, 10/30/2015	50,000	49,980
Rite Aid Corp.
10.375%, 07/15/2016	250,000	264,375
Walgreen Company
0.810%, 03/13/2014 (P)	310,000	310,424
1.000%, 03/13/2015	310,000	310,241
		1,999,185
Energy - 2.3%
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023	1,350,000	1,418,063
EP Energy LLC
6.875%, 05/01/2019	225,000	244,125
EQT Corp.
4.875%, 11/15/2021	1,570,000	1,683,748
6.500%, 04/01/2018	315,000	366,056
Laredo Petroleum, Inc.
7.375%, 05/01/2022	100,000	108,500
9.500%, 02/15/2019	150,000	167,625
Marathon Oil Corp.
0.900%, 11/01/2015	65,000	65,047
ONEOK Partners LP
2.000%, 10/01/2017	140,000	141,113
QEP Resources, Inc.
6.800%, 03/01/2020	70,000	77,700
Range Resources Corp.
5.000%, 08/15/2022	1,400,000	1,463,000
5.750%, 06/01/2021	160,000	171,200
8.000%, 05/15/2019	700,000	775,250
Shell International Finance BV
0.625%, 12/04/2015	395,000	396,455
SM Energy Company
6.500%, 01/01/2023	225,000	240,750
Total Capital International SA
0.750%, 01/25/2016	250,000	249,301
		7,567,933
Financials - 0.9%
American Honda Finance Corp.
0.393%, 08/02/2013 (P)(S)	335,000	334,982
CNH Capital LLC
6.250%, 11/01/2016	50,000	55,125
E*TRADE Financial Corp.
6.000%, 11/15/2017	100,000	102,250
6.375%, 11/15/2019	400,000	410,000
6.750%, 06/01/2016	50,000	52,625
Host Hotels & Resorts LP
6.750%, 06/01/2016	35,000	35,788
International Lease Finance Corp.
6.500%, 09/01/2014 (S)	250,000	266,875
6.750%, 09/01/2016 (S)	150,000	168,375
7.125%, 09/01/2018 (S)	50,000	58,000

The accompanying notes are an integral part of the financial statements.	17
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Janus Capital Group, Inc.
6.700%, 06/15/2017	$ 675,000	$771,227
Legg Mason, Inc.
6.000%, 05/21/2019 (S)	860,000	926,429
		3,181,676
Health Care - 0.1%
Takeda Pharmaceutical Company, Ltd.
1.031%, 03/17/2015 (S)	365,000	366,446
Industrials - 1.6%
American Airlines Pass
Through Trust 2009-1A
10.375%, 07/02/2019	102,940	109,117
Caterpillar Financial Services Corp.
0.700%, 11/06/2015	205,000	204,459
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	270,093	312,633
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	153,401	177,179
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	600,000	631,500
Continental Airlines, Inc.
6.750%, 09/15/2015 (S)	190,000	199,500
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	184,068	210,757
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	129,787	143,090
John Deere Capital Corp.
0.405%, 10/08/2014 (P)	555,000	555,199
0.700%, 09/04/2015	310,000	309,967
Precision Castparts Corp.
0.700%, 12/20/2015	300,000	300,294
Schaeffler Finance BV
7.750%, 02/15/2017 (S)	200,000	222,000
8.500%, 02/15/2019 (S)	200,000	226,000
United Technologies Corp.
0.811%, 06/01/2015 (P)	900,000	908,868
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	478,677	518,167
US Airways 2010-1 Class B Pass
Through Trust
8.500%, 04/22/2017	65,526	68,474
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	25,000	25,438
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 06/03/2021	75,000	76,875
		5,199,517
Information Technology - 0.1%
Autodesk, Inc.
1.950%, 12/15/2017	285,000	283,477
Materials - 0.2%
Ball Corp.
7.375%, 09/01/2019	125,000	139,063

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Rexam PLC (6.750% to 06/29/2017, then
3 month EURIBOR + 2.900%)
06/29/2067	$ 480,000	$666,833
		805,896
Telecommunication Services - 1.8%
American Tower Corp.
4.625%, 04/01/2015	70,000	74,402
AT&T, Inc.
0.800%, 12/01/2015	590,000	589,932
British Telecommunications PLC
1.434%, 12/20/2013 (P)	430,000	433,564
2.000%, 06/22/2015	290,000	298,125
CC Holdings GS V LLC
7.750%, 05/01/2017 (S)	1,080,000	1,146,744
Cricket Communications, Inc.
7.750%, 10/15/2020	660,000	673,200
Crown Castle International Corp.
7.125%, 11/01/2019	25,000	27,625
Matterhorn Mobile SA
5.405%, 05/15/2019 (P)(S)	150,000	166,867
6.750%, 05/15/2019 (S)	200,000	232,876
SBA Telecommunications, Inc.
8.250%, 08/15/2019	49,000	54,758
Sprint Capital Corp.
6.900%, 05/01/2019	25,000	27,250
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	300,000	370,500
11.500%, 11/15/2021	90,000	122,400
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	1,500,000	1,623,750
		5,841,993
Utilities - 0.7%
Calpine Construction Finance Company LP
8.000%, 06/01/2016 (S)	750,000	796,875
Calpine Corp.
7.500%, 02/15/2021 (S)	247,000	272,935
CMS Energy Corp.
6.550%, 07/17/2017	170,000	200,374
8.750%, 06/15/2019	80,000	104,006
EQT Corp.
8.125%, 06/01/2019	483,000	597,438
Florida Power Corp.
0.650%, 11/15/2015	285,000	284,564
		2,256,192
TOTAL CORPORATE BONDS (Cost $32,124,679)	$ 33,649,173

CONVERTIBLE BONDS - 1.0%
Energy - 0.2%
Peabody Energy Corp. 4.750%, 12/15/2041	600,000	577,875
Industrials - 0.4%
Continental Airlines, Inc. 4.500%, 01/15/2015	823,000	1,187,178
Information Technology - 0.3%
Xilinx, Inc. 3.125%, 03/15/2037	876,000	1,109,783
Telecommunication Services - 0.1%
SBA Communications Corp.
1.875%, 05/01/2013	229,000	389,157
TOTAL CONVERTIBLE BONDS (Cost $2,775,219)	$ 3,263,993

The accompanying notes are an integral part of the financial statements.	18
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) - 8.8%
Consumer Discretionary - 2.8%
Cedar Fair LP
4.000%, 12/15/2017	$ 623,064	$628,126
Charter Communications Operating LLC
3.470%, 09/06/2016	615,674	617,979
Delta 2 Sarl
6.000%, 04/30/2019	992,513	1,004,609
DineEquity, Inc.
4.250%, 10/19/2017	874,663	880,858
Dollar General Corp.
2.962%, 07/06/2017	1,750,000	1,760,483
Federal-Mogul Corp.
2.148%, 12/29/2014	337,301	309,052
2.148%, 12/28/2015	1,590,388	1,457,193
Peninsula Gaming LLC
5.750%, 11/14/2017	750,000	761,250
Station Casinos LLC
TBD 06/17/2016 (T)	175,000	168,000
4.212%, 06/17/2016	325,000	312,000
Station Casinos, Inc.
5.500%, 09/27/2019	648,375	622,440
Univision Communications, Inc.
4.462%, 03/31/2017	987,496	970,215
		9,492,205
Consumer Staples - 3.2%
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	9,251,479	9,304,111
Pinnacle Foods Finance LLC
2.714%, 04/02/2014	319,175	319,441
4.750%, 10/17/2018	148,875	149,752
4.750%, 10/17/2018	348,250	351,080
Rite Aid Corp.
4.500%, 03/02/2018	496,212	494,507
		10,618,891
Energy - 0.1%
Terra-Gen Finance Company LLC
TBD 06/22/2017 (T)	125,000	124,375
6.500%, 06/22/2017	96,894	96,410
		220,785
Financials - 0.3%
Fifth Third Processing
3.750%, 03/27/2019	49,625	49,563
PQ Corp.
5.250%, 05/08/2017	825,000	828,713
		878,276
Health Care - 0.3%
DaVita, Inc.
4.000%, 11/01/2019	475,000	477,965
Hologic, Inc.
4.500%, 08/01/2019	548,625	554,683
		1,032,648
Industrials - 0.2%
Delos Aircraft, Inc.
4.750%, 04/12/2016	250,000	252,500
Schaeffler AG
6.000%, 01/27/2017	300,000	302,813
		555,313
Information Technology - 0.1%
First Data Corp.
5.211%, 03/23/2017	323,491	317,628

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Telecommunication Services - 1.8%
Crown Castle Operating Company
4.000%, 01/31/2019	$ 743,120	$746,464
Intelsat Jackson Holdings SA
TBD 04/02/2018 (T)	275,000	276,768
4.500%, 04/02/2018	3,475,000	3,497,341
SBA Senior Finance
3.750%, 06/29/2018	197,000	197,000
Telesat Canada
TBD 03/28/2017 (T)	150,000	144,013
4.250%, 03/28/2019	1,059,675	1,065,856
		5,927,442
TOTAL TERM LOANS (Cost $28,954,186)	$ 29,043,188

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
U.S. Government Agency - 5.3%
Federal Home Loan Mortgage Corporation
Series 4062, Class AF,
0.709%, 06/15/2042 (P)	$ 618,465	$624,248
Series 4086, Class FT,
0.709%, 07/15/2042 (P)	490,841	496,049
Series 4089, Class FD,
0.709%, 08/15/2042 (P)	222,317	224,472
Series 4091, Class TF,
0.659%, 08/15/2042 (P)	270,024	272,347
Series 4074, Class FK,
0.589%, 07/15/2042 (P)	642,903	646,210
Series 4097, Class FA,
0.659%, 08/15/2042 (P)	1,017,405	1,024,205
Series 4097, Class TF,
0.609%, 05/15/2039 (P)	1,138,247	1,142,845
Series 4077, Class FD,
0.709%, 07/15/2042 (P)	336,514	338,849
Series 4080, Class FA,
0.709%, 07/15/2042 (P)	338,533	341,815
Series 4060, Class FH,
0.709%, 06/15/2042 (P)	951,417	959,628
Federal National Mortgage Association
Series 2012-86, Class FC,
0.660%, 08/25/2042 (P)	505,263	509,782
Series 2012-87, Class FK,
0.710%, 08/25/2042 (P)	490,812	496,153
Series 2012-93, Class,
0.660%, 09/25/2042 (P)	571,173	575,106
Series 2012-103, Class CF,
0.660%, 09/25/2042 (P)	980,778	987,278
Series 2012-99, Class FA,
0.660%, 09/25/2042 (P)	148,998	150,091
Series 2012-99, Class FQ,
0.660%, 09/25/2042 (P)	899,829	907,466
Series 2012-114, Class DF,
0.610%, 08/25/2039 (P)	977,387	981,077
Series 2012-93, Class FG,
0.610%, 09/25/2042 (P)	528,074	530,965
Series 2012-113, Class GF,
0.610%, 10/25/2042 (P)	469,780	472,296
Series 2012-113, Class FC,
0.610%, 10/25/2042 (P)	1,381,104	1,388,817
Series 2012-99, Class FB,
0.590%, 09/25/2042 (P)	269,952	271,451
Series 2012-113, Class FM,
0.610%, 10/25/2042 (P)	1,045,732	1,051,168

The accompanying notes are an integral part of the financial statements.	19
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2012-86, Class CF,
0.610%, 04/25/2039 (P)	$ 513,745	$515,781
Government National Mortgage Association
Series 2012-43, Class FH,
0.609%, 04/16/2042 (P)	770,117	775,211
Series 2012-32, Class FP,
0.609%, 03/16/2042 (P)	941,367	947,266
Series 2011-93, Class BF,
0.609%, 07/16/2041 (P)	1,034,110	1,039,375
		17,669,951
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $17,597,352)		$ 17,669,951

ASSET BACKED SECURITIES - 0.7%
Ally Master Owner Trust, Series 2012-3,
Class A1
0.909%, 06/15/2017 (P)	1,540,000	1,549,502
Ford Credit Auto Owner Trust, Series 2012-C,
Class A3
0.580%, 12/15/2016	390,000	390,932
Honda Auto Receivables Owner Trust,
Series 2012-3, Class A3
0.560%, 05/15/2016	380,000	380,412
TOTAL ASSET BACKED SECURITIES (Cost $2,309,972)		$ 2,320,846

SECURITIES LENDING COLLATERAL - 1.0%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	339,195	3,394,457
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,394,484)		$ 3,394,457

SHORT-TERM INVESTMENTS - 14.1%
Money Market Funds - 13.5%
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	44,728,093	44,728,093
Repurchase Agreement - 0.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $1,900,001 on 01/02/2013,
collateralized by $1,935,000 Federal
National Mortgage Association, 0.625% due
02/22/2016 (valued at $1,939,334
including interest)	$ 1,900,000	$1,900,000
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $208,257 on 01/02/2013,
collateralized by $220,000 Federal National
Mortgage Association, 2.080% due
11/02/2022 (valued at $219,588
including interest)	208,257	208,257
		2,108,257
TOTAL SHORT-TERM INVESTMENTS (Cost $46,836,350)		$ 46,836,350
Total Investments (Capital Appreciation Value Trust)
(Cost $305,478,134) - 101.2%		$ 336,031,083
Other assets and liabilities, net - (1.2%)		(4,132,260)
TOTAL NET ASSETS - 100.0%		$ 331,898,823

Core Allocation Plus Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 64.6%
Consumer Discretionary - 11.6%
Auto Components - 1.0%
Allison Transmission Holdings, Inc.	6,320	$129,054
Continental AG	6,657	770,248
Exedy Corp.	7,700	169,795
Stanley Electric Company, Ltd.	17,200	244,838
Tenneco, Inc. (I)	4,800	168,528
Xingda International Holdings, Ltd.	456,000	237,756
		1,720,219
Automobiles - 0.4%
Dongfeng Motor Group Company, Ltd.,
H Shares	108,000	170,070
Ford Motor Company	16,600	214,970
General Motors Company (I)	2,500	72,075
Great Wall Motor Company, Ltd., H Shares	65,000	206,192
		663,307
Diversified Consumer Services - 0.2%
Anhanguera Educacional Participacoes SA	17,400	297,261
H&R Block, Inc.	7,600	141,132
		438,393
Hotels, Restaurants & Leisure - 1.2%
AFC Enterprises, Inc. (I)	3,520	91,978
Buffalo Wild Wings, Inc. (I)(L)	1,360	99,035
Burger King Worldwide, Inc.	10,400	170,976
Ctrip.com International, Ltd., ADR (I)(L)	12,200	278,038
Galaxy Entertainment Group, Ltd. (I)	92,000	366,370
Home Inns & Hotels
Management, Inc., ADR (I)	5,700	164,730
Marriott International, Inc., Class A	7,000	260,890
OPAP SA	21,856	156,558
Sands China, Ltd.	92,800	416,297
The Cheesecake Factory, Inc. (L)	3,180	104,050
		2,108,922
Household Durables - 0.9%
Garmin, Ltd. (L)	1,100	44,902
Lennar Corp., Class A (L)	5,800	224,286
PDG Realty SA Empreendimentos
e Participacoes	199,200	329,315
Persimmon PLC	45,470	600,486
PulteGroup, Inc. (I)(L)	12,700	230,632
Standard Pacific Corp. (I)	18,010	132,374
Whirlpool Corp.	600	61,050
		1,623,045
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (I)	4,120	1,034,697
Expedia, Inc. (L)	7,050	433,223
HomeAway, Inc. (I)	5,270	115,940
HSN, Inc.	2,080	114,566
Hyundai Home Shopping Network Corp.	3,459	392,110
priceline.com, Inc. (I)	235	145,982
Rakuten, Inc. (I)	26,700	208,225
		2,444,743
Leisure Equipment & Products - 0.2%
Brunswick Corp.	3,500	101,815
Hasbro, Inc. (L)	1,700	61,030
Polaris Industries, Inc. (L)	1,450	122,018
Sega Sammy Holdings, Inc.	6,700	113,161
		398,024

The accompanying notes are an integral part of the financial statements.	20
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media - 1.6%
AirMedia Group, Inc., ADR (I)	30,600	$58,752
Comcast Corp., Class A	3,100	115,878
DIRECTV (I)	7,670	384,727
Discovery Communications, Inc., Series C (I)	7,400	432,900
DreamWorks Animation
SKG, Inc., Class A (I)(L)	22,200	367,854
Focus Media Holding, Ltd., ADR (L)	3,400	87,312
Gannett Company, Inc.	31,230	562,452
Genius Products, Inc. (I)	32	2
News Corp., Class A	2,900	74,066
Pandora Media, Inc. (I)(L)	10,360	95,105
Scripps Networks Interactive, Inc., Class A	2,570	148,854
Shutterstock, Inc. (I)(L)	2,828	73,528
Sirius XM Radio, Inc.	65,700	189,873
The McGraw-Hill Companies, Inc.	900	49,203
Wolters Kluwer NV	15,670	324,023
		2,964,529
Multiline Retail - 1.0%
Dollar Tree, Inc. (I)	1,500	60,840
Golden Eagle Retail Group, Ltd. (L)	141,000	351,870
Intime Department Store Group Company, Ltd.	256,500	304,092
Macy’s, Inc.	8,100	316,062
Maoye International Holdings, Ltd.	1,004,000	207,770
New World Department Store China, Ltd.	212,000	138,003
Next PLC	3,712	229,107
Target Corp.	2,000	118,340
		1,726,084
Specialty Retail - 1.9%
Advance Auto Parts, Inc.	1,900	137,465
American Eagle Outfitters, Inc.	2,900	59,479
AutoZone, Inc. (I)	600	212,658
DSW, Inc., Class A	1,950	128,096
Francesca’s Holdings Corp. (I)(L)	4,760	123,570
Hibbett Sports, Inc. (I)(L)	1,310	69,037
K’s Holding Corp.	4,600	116,748
Lowe’s Companies, Inc.	16,600	589,632
O’Reilly Automotive, Inc. (I)	1,400	125,188
Pier 1 Imports, Inc. (L)	5,000	100,000
Ross Stores, Inc.	4,590	248,549
rue21, Inc. (I)	2,840	80,628
Staples, Inc.	6,700	76,380
The Gap, Inc.	8,800	273,152
TJX Companies, Inc.	10,350	439,358
Urban Outfitters, Inc. (I)	14,410	567,178
		3,347,118
Textiles, Apparel & Luxury Goods - 1.8%
China Dongxiang Group Company	835,000	112,691
Coach, Inc.	8,530	473,500
Hanesbrands, Inc. (I)	4,401	157,644
Lululemon Athletica, Inc. (I)	7,200	548,856
Michael Kors Holdings, Ltd. (I)	15,260	778,718
Prada SpA	40,800	394,701
Samsonite International SA	149,100	311,910
Steven Madden, Ltd. (I)	3,040	128,501
Under Armour, Inc., Class A (I)	7,250	351,843
		3,258,364
		20,692,748
Consumer Staples - 3.2%
Beverages - 0.5%
C&C Group PLC	6,683	41,110

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
C&C Group PLC (London Exchange)	57,122	$352,024
Coca Cola Hellenic Bottling Company SA	4,289	101,468
Coca-Cola Enterprises, Inc.	2,000	63,460
Monster Beverage Corp. (I)	4,360	230,557
The Coca-Cola Company	3,320	120,350
		908,969
Food & Staples Retailing - 1.1%
Casey’s General Stores, Inc.	1,990	105,669
CVS Caremark Corp.	9,910	479,149
The Kroger Company	16,300	424,126
Wal-Mart Stores, Inc.	9,400	641,362
Walgreen Company	7,200	266,472
		1,916,778
Food Products - 0.5%
Campbell Soup Company	1,300	45,357
Dean Foods Company (I)	9,100	150,241
Golden Agri-Resources, Ltd.	176,000	94,747
Hillshire Brands Company	3,900	109,746
Ingredion, Inc.	2,400	154,632
Mead Johnson Nutrition Company	2,200	144,958
Tyson Foods, Inc., Class A	12,100	234,740
		934,421
Household Products - 0.3%
Energizer Holdings, Inc.	1,000	79,980
Spectrum Brands Holdings, Inc.	1,420	63,801
The Procter & Gamble Company	3,670	249,156
Vinda International Holdings, Ltd.	65,000	89,737
		482,674
Personal Products - 0.2%
Elizabeth Arden, Inc. (I)	4,220	189,942
Herbalife, Ltd. (L)	2,100	69,174
Hypermarcas SA (I)	12,400	102,719
Nu Skin Enterprises, Inc., Class A (L)	1,000	37,050
Pola Orbis Holdings, Inc.	1,900	54,490
		453,375
Tobacco - 0.6%
Altria Group, Inc.	10,830	340,279
Lorillard, Inc.	1,140	133,004
Philip Morris International, Inc.	6,360	531,950
		1,005,233
		5,701,450
Energy - 6.0%
Energy Equipment & Services - 0.5%
Atwood Oceanics, Inc. (I)	1,540	70,517
Diamond Offshore Drilling, Inc. (L)	2,600	176,696
Ensco PLC, Class A	1,000	59,280
Halliburton Company	1,300	45,097
Oceaneering International, Inc.	5,500	295,845
Patterson-UTI Energy, Inc. (L)	8,210	152,952
Schlumberger, Ltd.	600	41,574
Trican Well Service, Ltd.	9,840	129,789
		971,750
Oil, Gas & Consumable Fuels - 5.5%
Anadarko Petroleum Corp.	3,610	268,259
Apache Corp.	3,250	255,125
Banpu PCL	7,300	98,320
Cabot Oil & Gas Corp.	13,050	649,107
Canadian Natural Resources, Ltd.	6,900	198,669

The accompanying notes are an integral part of the financial statements.	21
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	9,780	$1,057,609
Cloud Peak Energy, Inc. (I)	3,680	71,134
Cobalt International Energy, Inc. (I)	6,300	154,728
ConocoPhillips	10,600	614,694
CONSOL Energy, Inc. (L)	18,700	600,270
EnCana Corp. (L)	10,300	203,528
Exxon Mobil Corp.	15,575	1,348,016
Hess Corp.	1,200	63,552
HollyFrontier Corp.	1,600	74,480
JX Holdings, Inc.	29,100	163,898
Karoon Gas Australia, Ltd. (I)	12,821	72,093
Marathon Oil Corp.	1,385	42,464
Marathon Petroleum Corp.	3,000	189,000
MEG Energy Corp. (I)	4,800	146,891
MEG Energy Corp. (I)(S)	1,100	33,662
Murphy Oil Corp.	2,900	172,695
Newfield Exploration Company (I)	6,800	182,104
Noble Energy, Inc.	2,900	295,046
Occidental Petroleum Corp.	2,710	207,613
Painted Pony Petroleum, Ltd., Class A (I)	6,400	67,558
Peabody Energy Corp.	4,900	130,389
Phillips 66	2,700	143,370
Pioneer Natural Resources Company	5,850	623,552
Range Resources Corp.	3,135	196,972
Repsol SA	7,875	161,726
Rex Energy Corp. (I)(L)	5,290	68,876
Rosetta Resources, Inc. (I)	2,450	111,132
SemGroup Corp., Class A (I)	3,550	138,734
Southwestern Energy Company (I)	7,700	257,257
Tesoro Corp.	2,300	101,315
Valero Energy Corp.	14,940	509,753
WPX Energy, Inc. (I)	6,000	89,280
		9,762,871
		10,734,621
Financials - 11.8%
Capital Markets - 1.5%
Affiliated Managers Group, Inc. (I)	3,070	399,561
American Capital, Ltd. (I)	12,900	154,800
EFG International (L)	43,031	421,797
Julius Baer Group, Ltd.	6,461	232,458
Morgan Stanley	18,700	357,544
Raymond James Financial, Inc.	6,050	233,107
The Goldman Sachs Group, Inc.	1,460	186,238
UBS AG	45,700	718,686
WisdomTree Investments, Inc. (I)	7,300	44,676
		2,748,867
Commercial Banks - 3.4%
Banco Santander Brasil SA, ADR	41,000	298,070
Banco Santander SA (I)	48,153	388,262
Bank of Ireland (I)	227,810	34,058
Bank of Ireland (London Exchange) (I)	864,286	128,230
Credit Agricole SA (I)	36,562	296,850
East West Bancorp, Inc.	4,410	94,771
Erste Group Bank AG (I)	9,417	301,114
Fifth Third Bancorp	23,100	350,889
Grupo Financiero Banorte SAB
de CV, Series O	22,900	147,874
Hana Financial Group, Inc.	9,830	321,358
Huntington Bancshares, Inc.	6,700	42,813
Itau Unibanco Holding SA, ADR	11,500	189,290
KeyCorp	7,700	64,834

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial Banks (continued)
Lloyds Banking Group PLC (I)	471,740	$377,995
Mitsubishi UFJ Financial Group	45,600	245,380
PNC Financial Services Group, Inc.	5,900	344,029
Regions Financial Corp.	7,200	51,264
Royal Bank of Scotland Group PLC (I)	125,567	676,288
Societe Generale SA (I)	9,820	369,372
SunTrust Banks, Inc.	8,600	243,810
Wells Fargo & Company	30,700	1,049,326
Western Alliance Bancorp (I)	7,770	81,818
		6,097,695
Consumer Finance - 0.4%
Capital One Financial Corp.	3,900	225,927
Discover Financial Services	9,100	350,805
Netspend Holdings, Inc. (I)(L)	3,830	45,271
SLM Corp.	3,700	63,381
		685,384
Diversified Financial Services - 1.8%
Bank of America Corp.	94,310	1,093,996
Citigroup, Inc.	25,190	996,516
JPMorgan Chase & Company	25,420	1,117,717
Moody’s Corp.	1,100	55,352
		3,263,581
Insurance - 2.9%
Aegon NV	40,969	261,088
AIA Group, Ltd.	49,200	196,084
American International Group, Inc. (I)	59,070	2,085,171
Assurant, Inc.	4,200	145,740
Berkshire Hathaway, Inc., Class B (I)	4,070	365,079
China Pacific Insurance Group Company, Ltd.,
H Shares	70,800	265,533
CNA Financial Corp.	1,700	47,617
Everest Re Group, Ltd.	1,150	126,443
LIG Insurance Company, Ltd.	4,730	114,551
Lincoln National Corp.	5,200	134,680
MetLife, Inc.	1,300	42,822
Old Mutual PLC	78,409	232,898
Prudential Financial, Inc.	2,540	135,458
Prudential PLC	21,071	294,010
T&D Holdings, Inc.	16,200	197,446
The Allstate Corp.	10,800	433,836
		5,078,456
Real Estate Investment Trusts - 1.1%
American Campus Communities, Inc.	1,260	58,124
American Capital Agency Corp.	11,900	344,386
Annaly Capital Management, Inc.	19,110	268,304
Hospitality Properties Trust	2,200	51,524
Kimco Realty Corp.	21,000	405,720
Pebblebrook Hotel Trust	6,090	140,679
Potlatch Corp.	3,730	146,179
PS Business Parks, Inc.	1,170	76,027
Sunstone Hotel Investors, Inc. (I)	8,000	85,680
Unibail-Rodamco SE	1,361	333,182
		1,909,805
Real Estate Management & Development - 0.7%
BR Malls Participacoes SA	24,600	325,901
BR Properties SA	15,100	188,013
Jones Lang LaSalle, Inc.	6,200	520,428
Longfor Properties Company, Ltd.	76,000	150,703
Zillow, Inc., Class A (I)(L)	1,810	50,228
		1,235,273

The accompanying notes are an integral part of the financial statements.	22
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance - 0.0%
Ocwen Financial Corp. (I)	2,280	$78,865
		21,097,926
Health Care - 7.0%
Biotechnology - 2.4%
Algeta ASA (I)(L)	4,037	113,376
Alkermes PLC (I)(L)	7,500	138,900
Amgen, Inc.	5,550	479,076
Arena Pharmaceuticals, Inc. (I)(L)	7,060	63,681
AVEO Pharmaceuticals, Inc. (I)	6,240	50,232
Biogen Idec, Inc. (I)	1,570	230,272
BioMarin Pharmaceutical, Inc. (I)	6,240	307,320
Celgene Corp. (I)	3,700	291,264
Cubist Pharmaceuticals, Inc. (I)(L)	2,090	87,905
Exelixis, Inc. (I)(L)	11,150	50,956
Gilead Sciences, Inc. (I)	8,520	625,794
Immunogen, Inc. (I)	4,400	56,100
Incyte Corp. (I)(L)	3,310	54,979
Ironwood Pharmaceuticals, Inc. (I)(L)	6,090	67,538
NPS Pharmaceuticals, Inc. (I)(L)	9,410	85,631
Onyx Pharmaceuticals, Inc. (I)	10,640	803,639
Regeneron Pharmaceuticals, Inc. (I)	4,050	692,834
Rigel Pharmaceuticals, Inc. (I)	5,500	35,750
Seattle Genetics, Inc. (I)(L)	4,290	99,528
		4,334,775
Health Care Equipment & Supplies - 0.5%
Abbott Laboratories	7,030	460,465
HeartWare International, Inc. (I)	1,110	93,185
Insulet Corp. (I)(L)	3,910	82,970
Medtronic, Inc.	6,900	283,038
St. Jude Medical, Inc. (L)	1,200	43,368
		963,026
Health Care Providers & Services - 0.9%
Aetna, Inc.	1,900	87,970
Air Methods Corp. (L)	3,150	116,204
Brookdale Senior Living, Inc. (I)	11,800	298,776
Catamaran Corp. (I)	2,812	132,473
HealthSouth Corp. (I)	3,810	80,429
McKesson Corp.	2,610	253,066
Team Health Holdings, Inc. (I)	4,680	134,644
UnitedHealth Group, Inc.	7,100	385,104
WellCare Health Plans, Inc. (I)	1,450	70,601
WellPoint, Inc.	1,100	67,012
		1,626,279
Life Sciences Tools & Services - 0.2%
Covance, Inc. (I)	2,640	152,513
Thermo Fisher Scientific, Inc.	1,800	114,804
		267,317
Pharmaceuticals - 3.0%
AstraZeneca PLC	6,055	286,252
Auxilium Pharmaceuticals, Inc. (I)	2,580	47,807
Daiichi Sankyo Company, Ltd.	11,000	168,735
Eisai Company, Ltd.	6,700	279,754
Eli Lilly & Company	17,980	886,774
Forest Laboratories, Inc. (I)	5,200	183,664
H. Lundbeck A/S	7,929	116,076
Johnson & Johnson	14,610	1,024,161
Merck & Company, Inc.	19,370	793,008
Pfizer, Inc.	30,505	765,065
Salix Pharmaceuticals, Ltd. (I)	1,960	79,341
Shionogi & Company, Ltd.	11,200	186,567

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
The Medicines Company (I)	3,860	$92,524
UCB SA	6,768	389,357
		5,299,085
		12,490,482
Industrials - 8.3%
Aerospace & Defense - 1.8%
DigitalGlobe, Inc. (I)(L)	7,800	190,632
General Dynamics Corp.	6,380	441,943
Lockheed Martin Corp.	3,900	359,931
Moog, Inc., Class A (I)	2,970	121,859
Northrop Grumman Corp.	920	62,174
QinetiQ PLC	87,530	257,066
Raytheon Company	7,140	410,978
Rolls-Royce Holdings PLC	30,216	435,360
Safran SA	12,422	542,041
Teledyne Technologies, Inc. (I)	1,800	117,126
The Boeing Company	4,500	339,120
		3,278,230
Air Freight & Logistics - 0.1%
FedEx Corp.	1,000	91,720
Airlines - 0.1%
Southwest Airlines Company	7,300	74,752
Spirit Airlines, Inc. (I)	10,420	184,642
		259,394
Building Products - 0.8%
Assa Abloy AB, Series B	8,220	309,528
Cie de Saint-Gobain	5,925	253,522
Masco Corp.	40,100	668,066
Owens Corning, Inc. (I)	4,570	169,044
Trex Company, Inc. (I)	750	27,923
		1,428,083
Commercial Services & Supplies - 0.2%
ACCO Brands Corp. (I)	24,600	180,564
Interface, Inc.	1,500	24,120
Tyco International, Ltd.	2,100	61,425
		266,109
Construction & Engineering - 0.3%
Fluor Corp.	2,600	152,724
Vinci SA	6,737	320,630
		473,354
Electrical Equipment - 0.6%
Acuity Brands, Inc.	1,160	78,567
Belden, Inc.	4,100	184,459
Hubbell, Inc., Class B	3,480	294,512
Polypore International, Inc. (I)(L)	4,120	191,580
Schneider Electric SA	4,138	308,627
		1,057,745
Industrial Conglomerates - 0.9%
3M Company	6,330	587,741
General Electric Company	24,380	511,736
Nava Bharat Ventures, Ltd.	80,178	262,642
Shanghai Industrial Holdings, Ltd.	92,000	325,061
		1,687,180
Machinery - 1.9%
Amada Company, Ltd.	32,000	208,218
Colfax Corp. (I)(L)	1,830	73,841
Flowserve Corp.	3,920	575,456

The accompanying notes are an integral part of the financial statements.	23
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
IDEX Corp. (L)	2,610	$121,443
Illinois Tool Works, Inc.	8,300	504,723
Ingersoll-Rand PLC	7,800	374,088
Kennametal, Inc.	2,970	118,800
Middleby Corp. (I)	220	28,206
Nordson Corp.	3,900	246,168
Vallourec SA	4,595	239,796
Valmont Industries, Inc.	3,860	527,083
Wabtec Corp.	4,740	414,940
		3,432,762
Professional Services - 0.4%
Equifax, Inc.	5,700	308,484
On Assignment, Inc. (I)	5,320	107,890
The Dun & Bradstreet Corp. (L)	2,200	173,030
WageWorks, Inc. (I)	5,120	91,136
		680,540
Road & Rail - 0.7%
Hertz Global Holdings, Inc. (I)	41,560	676,181
J.B. Hunt Transport Services, Inc.	3,670	219,136
Landstar System, Inc.	2,300	120,658
Old Dominion Freight Line, Inc. (I)	4,965	170,200
		1,186,175
Trading Companies & Distributors - 0.3%
Applied Industrial Technologies, Inc.	1,810	76,038
DXP Enterprises, Inc. (I)	1,500	73,605
WESCO International, Inc. (I)	2,266	152,796
Wolseley PLC	6,535	310,616
		613,055
Transportation Infrastructure - 0.2%
CCR SA	33,000	312,938
		14,767,285
Information Technology - 11.3%
Communications Equipment - 1.3%
Aruba Networks, Inc. (I)	3,010	62,458
Cisco Systems, Inc.	37,950	745,718
F5 Networks, Inc. (I)	540	52,461
Harris Corp.	1,500	73,440
Ixia (I)(L)	10,330	175,403
JDS Uniphase Corp. (I)	7,710	104,393
Juniper Networks, Inc. (I)	20,900	411,103
QUALCOMM, Inc.	9,500	589,190
		2,214,166
Computers & Peripherals - 1.3%
Apple, Inc.	3,420	1,822,963
Hewlett-Packard Company	5,300	75,525
NetApp, Inc. (I)	2,000	67,100
Seagate Technology PLC (L)	2,500	76,200
Toshiba Corp.	43,000	170,031
Western Digital Corp.	3,700	157,213
		2,369,032
Electronic Equipment, Instruments & Components - 0.1%
Coherent, Inc.	1,600	80,992
Rogers Corp. (I)	1,000	49,660
		130,652
Internet Software & Services - 2.4%
AOL, Inc.	1,200	35,532
Baidu, Inc., ADR (I)	3,527	353,723
CoStar Group, Inc. (I)	890	79,539

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
Daum Communications Corp. (I)	4,593	$392,818
Dealertrack Holdings, Inc. (I)	4,710	135,271
Dena Company, Ltd.	4,161	136,817
eBay, Inc. (I)	11,080	565,302
Equinix, Inc. (I)	2,370	488,694
Google, Inc., Class A (I)	900	638,433
IAC/InterActiveCorp	4,350	205,755
LinkedIn Corp., Class A (I)	3,720	427,130
LivePerson, Inc. (I)	4,930	64,780
Sohu.com, Inc. (I)(L)	4,580	216,817
VeriSign, Inc. (I)	1,800	69,876
Web.com Group, Inc. (I)	9,090	134,532
Yahoo Japan Corp.	708	229,158
Yahoo!, Inc. (I)	7,900	157,210
		4,331,387
IT Services - 0.9%
Accenture PLC, Class A	1,100	73,150
Amdocs, Ltd.	4,600	156,354
Computer Sciences Corp.	3,000	120,150
IBM Corp.	1,780	340,959
Mastercard, Inc., Class A	830	407,762
Sapient Corp. (I)	4,090	43,190
Syntel, Inc.	910	48,767
Teradata Corp. (I)	700	43,323
The Western Union Company	21,300	289,893
WEX, Inc. (I)	1,730	130,390
		1,653,938
Semiconductors & Semiconductor Equipment - 1.1%
Intel Corp.	35,600	734,428
Lattice Semiconductor Corp. (I)	21,010	83,830
LSI Corp. (I)	16,200	114,696
Maxim Integrated Products, Inc.	12,900	379,260
Samsung Electronics Company, Ltd.	222	317,732
Ultratech, Inc. (I)	4,330	161,509
Wolfson Microelectronics PLC (I)	36,044	116,566
		1,908,021
Software - 4.2%
Activision Blizzard, Inc.	30,700	326,034
Adobe Systems, Inc. (I)	12,400	467,232
BroadSoft, Inc. (I)	3,960	143,867
Cadence Design Systems, Inc. (I)(L)	13,260	179,143
Changyou.com, Ltd., ADR (L)	5,700	149,682
Comverse Technology, Inc. (I)	135,701	521,092
Comverse, Inc. (I)	14,670	418,535
Concur Technologies, Inc. (I)(L)	2,080	140,442
Electronic Arts, Inc. (I)	43,400	630,602
Fair Isaac Corp.	2,560	107,597
FleetMatics Group PLC (I)	3,230	81,267
Imperva, Inc. (I)(L)	4,300	135,579
Konami Corp.	4,200	94,430
MICROS Systems, Inc. (I)	2,790	118,408
Microsoft Corp.	39,190	1,047,549
NetSuite, Inc. (I)	2,400	161,520
Nintendo Company, Ltd.	2,160	230,473
Oracle Corp.	29,360	978,275
Parametric Technology Corp. (I)	4,340	97,693
Salesforce.com, Inc. (I)	3,120	524,472
ServiceNow, Inc. (I)(L)	8,700	261,261
Solera Holdings, Inc.	3,650	195,166
Splunk, Inc. (I)	2,580	74,872
Symantec Corp. (I)	12,700	238,887

The accompanying notes are an integral part of the financial statements.	24
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
TiVo, Inc. (I)	9,300	$114,576
Ultimate Software Group, Inc. (I)	520	49,093
		7,487,747
		20,094,943
Materials - 3.7%
Chemicals - 1.6%
Arkema SA	2,135	224,483
CF Industries Holdings, Inc.	1,240	251,918
Huabao International Holdings, Ltd. (L)	521,000	257,008
Lanxess AG	2,485	217,330
LyondellBasell Industries NV, Class A	10,640	607,438
Methanex Corp.	5,650	180,066
NewMarket Corp. (L)	270	70,794
The Mosaic Company	2,700	152,901
The Sherwin-Williams Company	1,510	232,268
W.R. Grace & Company (I)	4,770	320,687
Westlake Chemical Corp. (L)	5,430	430,599
		2,945,492
Construction Materials - 1.2%
Anhui Conch Cement Company, Ltd.,
H Shares	45,500	169,287
Cemex SAB de CV, ADR (I)	34,800	343,476
China Shanshui Cement Group, Ltd.	73,000	54,651
CRH PLC (London Exchange)	21,039	439,791
Headwaters, Inc. (I)	13,800	118,128
HeidelbergCement AG	5,220	316,242
Siam Cement PCL, NVDR	13,600	196,288
Vulcan Materials Company	8,800	458,040
		2,095,903
Containers & Packaging - 0.3%
Bemis Company, Inc.	1,900	63,574
Packaging Corp. of America	3,350	128,875
Silgan Holdings, Inc.	2,080	86,507
Smurfit Kappa Group PLC	14,269	173,035
		451,991
Metals & Mining - 0.4%
Alcoa, Inc.	19,400	168,392
Aquarius Platinum, Ltd. (I)(L)	76,212	69,804
Detour Gold Corp. (I)	4,500	112,602
Monnet Ispat & Energy, Ltd.	22,389	116,078
New Gold, Inc. (I)	5,500	60,665
Nucor Corp.	4,200	181,356
		708,897
Paper & Forest Products - 0.2%
KapStone Paper and Packaging Corp.	7,860	174,413
Louisiana-Pacific Corp. (I)	8,810	170,209
		344,622
		6,546,905
Telecommunication Services - 0.6%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	7,650	257,882
Verizon Communications, Inc.	17,330	749,869
		1,007,751
Wireless Telecommunication Services - 0.1%
Sprint Nextel Corp. (I)	20,700	117,369
		1,125,120

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities - 1.1%
Electric Utilities - 0.6%
Entergy Corp.	5,570	$355,088
Exelon Corp.	5,100	151,674
Pinnacle West Capital Corp.	6,200	316,076
Xcel Energy, Inc.	13,800	368,598
		1,191,436
Gas Utilities - 0.1%
Snam SpA	33,747	156,926
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	8,800	94,160
Multi-Utilities - 0.3%
Ameren Corp.	9,720	298,598
Public Service Enterprise Group, Inc.	7,600	232,560
		531,158
		1,973,680
TOTAL COMMON STOCKS (Cost $108,953,745)	$ 115,225,160

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 11.3%
U.S. Government - 10.7%
Treasury Inflation Protected Securities
0.125%, 04/15/2016 to 04/15/2017	$ 5,800,916	$6,196,653
U.S. Treasury Bonds
3.000%, 05/15/2042	125,000	126,875
3.125%, 11/15/2041	1,200,000	1,251,374
3.875%, 08/15/2040	100,000	119,781
4.250%, 05/15/2039	675,000	858,199
4.375%, 02/15/2038 to 05/15/2041	418,500	542,396
4.625%, 02/15/2040	500,000	673,281
4.750%, 02/15/2041	674,400	926,562
6.250%, 08/15/2023	100,000	143,219
U.S. Treasury Notes
0.250%, 06/30/2014	950,000	950,371
0.625%, 07/15/2014	675,000	679,140
0.750%, 12/15/2013	1,850,000	1,859,827
1.625%, 11/15/2022	345,000	340,795
1.750%, 07/31/2015	600,000	621,890
3.125%, 08/31/2013	1,820,000	1,855,404
4.000%, 02/15/2015	975,000	1,051,477
4.250%, 11/15/2014	800,000	859,344
		19,056,588
U.S. Government Agency - 0.6%
Federal Home Loan Mortgage Corp.
4.500%, 10/01/2038	51,036	54,672
Federal National Mortgage Association
4.520%, 04/01/2020	289,937	332,545
4.680%, 02/01/2020	290,084	335,249
Government National Mortgage Association
4.000%, 11/15/2040 to 09/15/2041	158,968	174,560
5.000%, 04/15/2036 to 04/15/2038	243,056	265,641
		1,162,667
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $19,621,722)	$ 20,219,255

FOREIGN GOVERNMENT
OBLIGATIONS - 0.3%
Brazil - 0.1%
Federative Republic of Brazil
Zero Coupon 04/01/2013 (Z)	450,000	216,175

The accompanying notes are an integral part of the financial statements.	25
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Chile - 0.1%
Republic of Chile
3.875%, 08/05/2020	$ 150,000	$169,125
Mexico - 0.1%
Government of Mexico
3.625%, 03/15/2022	106,000	115,938
4.750%, 03/08/2044	74,000	83,620
		199,558
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $581,067)	$ 584,858

CORPORATE BONDS - 13.0%
Consumer Discretionary - 1.8%
AutoNation, Inc.
5.500%, 02/01/2020	16,000	17,180
Autozone, Inc.
4.000%, 11/15/2020	135,000	146,264
CBS Corp.
5.750%, 04/15/2020	90,000	107,707
8.875%, 05/15/2019	50,000	67,389
CCO Holdings LLC
6.500%, 04/30/2021	15,000	16,181
6.625%, 01/31/2022	25,000	27,313
7.375%, 06/01/2020	40,000	44,400
Choice Hotels International, Inc.
5.750%, 07/01/2022	10,000	11,075
Comcast Cable Communications LLC
8.500%, 05/01/2027	50,000	71,880
Comcast Corp.
6.450%, 03/15/2037	150,000	191,981
COX Communications, Inc.
8.375%, 03/01/2039 (S)	180,000	275,539
CSC Holdings, Inc.
7.625%, 07/15/2018	30,000	34,650
DIRECTV Holdings LLC
4.600%, 02/15/2021	50,000	54,076
DISH DBS Corp.
5.875%, 07/15/2022	35,000	37,625
6.750%, 06/01/2021	35,000	39,900
7.875%, 09/01/2019	16,000	18,960
Ford Motor Credit Company LLC
2.750%, 05/15/2015	200,000	204,100
Historic TW, Inc.
6.625%, 05/15/2029	100,000	127,346
Home Depot, Inc.
5.875%, 12/16/2036	80,000	104,852
Lamar Media Corp.
5.875%, 02/01/2022	5,000	5,425
Liberty Interactive LLC
8.250%, 02/01/2030	20,000	21,800
Limited Brands, Inc.
5.625%, 02/15/2022	40,000	43,500
7.000%, 05/01/2020	10,000	11,500
Macy’s Retail Holdings, Inc.
6.900%, 04/01/2029	50,000	60,208
NBCUniversal Media LLC
2.875%, 01/15/2023	100,000	100,304
5.150%, 04/30/2020	110,000	130,286
NetFlix, Inc.
8.500%, 11/15/2017	15,000	15,938
News America, Inc.
6.150%, 02/15/2041	45,000	56,835

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
News America, Inc. (continued)
7.280%, 06/30/2028	$ 140,000	$173,736
7.850%, 03/01/2039	50,000	69,892
PVH Corp.
7.375%, 05/15/2020	20,000	22,425
QVC, Inc.
7.500%, 10/01/2019 (S)	20,000	22,061
Sally Holdings LLC
5.750%, 06/01/2022	10,000	10,850
Sotheby’s
5.250%, 10/01/2022 (S)	10,000	10,100
Tenneco, Inc.
6.875%, 12/15/2020	20,000	21,775
Time Warner Cable, Inc.
4.125%, 02/15/2021	75,000	82,055
4.500%, 09/15/2042	65,000	63,197
5.000%, 02/01/2020	90,000	104,701
5.875%, 11/15/2040	120,000	139,434
Time Warner, Inc.
7.625%, 04/15/2031	200,000	274,755
Viacom, Inc.
4.375%, 03/15/2043 (S)	191,000	187,298
Videotron, Ltd.
5.000%, 07/15/2022	21,000	22,024
Wynn Las Vegas LLC
7.750%, 08/15/2020	35,000	39,900
		3,288,417
Consumer Staples - 0.9%
Altria Group, Inc.
2.850%, 08/09/2022	75,000	74,128
9.700%, 11/10/2018	68,000	95,159
10.200%, 02/06/2039	25,000	41,722
Anheuser-Busch InBev Worldwide, Inc.
5.375%, 01/15/2020	65,000	79,041
8.200%, 01/15/2039	50,000	81,898
Cargill, Inc.
4.307%, 05/14/2021 (S)	100,000	110,068
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	170,000	175,523
Coca-Cola Refreshments USA, Inc.
7.375%, 03/03/2014	1,000	1,079
Constellation Brands, Inc.
7.250%, 05/15/2017	45,000	52,988
CVS Caremark Corp.
2.750%, 12/01/2022	130,000	130,330
6.250%, 06/01/2027	65,000	85,702
General Mills, Inc.
5.250%, 08/15/2013	100,000	102,914
Heineken NV
1.400%, 10/01/2017 (S)	55,000	54,814
2.750%, 04/01/2023 (S)	25,000	24,517
Lorillard Tobacco Company
8.125%, 06/23/2019	41,000	52,279
Molson Coors Brewing Company
3.500%, 05/01/2022	25,000	26,364
Mondelez International, Inc.
6.875%, 01/26/2039	90,000	123,763
PepsiCo, Inc.
7.900%, 11/01/2018	114,000	153,777
Wal-Mart Stores, Inc.
6.200%, 04/15/2038	125,000	169,389
		1,635,455

The accompanying notes are an integral part of the financial statements.	26
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy - 1.2%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	$ 150,000	$187,440
ConocoPhillips
5.900%, 05/15/2038	245,000	321,423
CONSOL Energy, Inc.
8.000%, 04/01/2017	5,000	5,413
8.250%, 04/01/2020	10,000	10,825
Continental Resources, Inc.
5.000%, 09/15/2022	35,000	37,713
El Paso Corp.
6.500%, 09/15/2020	40,000	45,126
7.000%, 06/15/2017	35,000	39,969
Energy Transfer Equity LP
7.500%, 10/15/2020	45,000	51,975
EP Energy LLC
6.875%, 05/01/2019	10,000	10,850
Gazprom Neft OAO
4.375%, 09/19/2022 (S)	200,000	204,500
Harvest Operations Corp.
6.875%, 10/01/2017	30,000	33,300
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020	30,000	31,350
Kinder Morgan Energy Partners LP
6.850%, 02/15/2020	75,000	94,418
Kinder Morgan Finance Company LLC
6.000%, 01/15/2018 (S)	55,000	60,432
Newfield Exploration Company
5.625%, 07/01/2024	10,000	10,800
5.750%, 01/30/2022	10,000	11,000
6.875%, 02/01/2020	25,000	26,750
Nexen, Inc.
6.200%, 07/30/2019	100,000	122,711
Peabody Energy Corp.
6.500%, 09/15/2020	61,000	65,423
Petrobras International Finance Company
5.375%, 01/27/2021	200,000	224,955
5.750%, 01/20/2020	100,000	113,742
6.750%, 01/27/2041	26,000	32,856
Petroleos Mexicanos
5.500%, 06/27/2044 (S)	135,000	148,500
Pioneer Natural Resources Company
6.650%, 03/15/2017	25,000	29,445
6.875%, 05/01/2018	25,000	30,404
Plains All American Pipeline LP
5.750%, 01/15/2020	50,000	60,385
Range Resources Corp.
5.750%, 06/01/2021	5,000	5,350
6.750%, 08/01/2020	20,000	21,700
Transocean, Inc.
2.500%, 10/15/2017	40,000	40,406
4.950%, 11/15/2015	100,000	109,484
		2,188,645
Financials - 5.5%
American Express Centurion Bank
6.000%, 09/13/2017	250,000	302,125
American International Group, Inc.
2.375%, 08/24/2015	55,000	56,597
4.875%, 09/15/2016	75,000	83,863
5.450%, 05/18/2017	100,000	114,815
Bank of America Corp.
5.000%, 05/13/2021	100,000	114,054
5.625%, 07/01/2020	115,000	136,228
5.750%, 12/01/2017	210,000	244,690

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
5.875%, 01/05/2021	$ 100,000	$119,618
7.625%, 06/01/2019	125,000	159,828
Barclays Bank PLC
6.050%, 12/04/2017 (S)	100,000	110,601
BNP Paribas SA
2.375%, 09/14/2017	200,000	202,798
Brandywine Operating Partnership LP
4.950%, 04/15/2018	75,000	82,001
7.500%, 05/15/2015	100,000	112,274
Capital One Financial Corp.
6.150%, 09/01/2016	175,000	200,150
CIT Group, Inc.
5.250%, 03/15/2018	31,000	33,170
Citigroup, Inc.
2.250%, 08/07/2015	100,000	102,405
5.375%, 08/09/2020	16,000	18,838
6.125%, 11/21/2017 to 08/25/2036	480,000	555,927
6.875%, 03/05/2038	15,000	19,696
8.500%, 05/22/2019	125,000	167,957
Credit Acceptance Corp.
9.125%, 02/01/2017	25,000	27,313
Discover Financial Services
6.450%, 06/12/2017	100,000	116,901
DuPont Fabros Technology LP
8.500%, 12/15/2017	30,000	32,775
Equity One, Inc.
6.000%, 09/15/2017	50,000	57,252
ERP Operating LP
5.250%, 09/15/2014	100,000	107,421
General Electric Capital Corp.
4.650%, 10/17/2021	310,000	353,359
5.875%, 01/14/2038	100,000	120,302
6.750%, 03/15/2032	90,000	116,624
General Electric Capital Corp., (6.250% to
12/15/2022, then 3 month LIBOR + 4.704%)
12/15/2022 (Q)	100,000	108,898
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038	30,000	34,538
HCP, Inc.
3.750%, 02/01/2019	30,000	31,637
5.650%, 12/15/2013	100,000	104,599
6.000%, 01/30/2017	35,000	40,194
Health Care REIT, Inc.
2.250%, 03/15/2018	20,000	19,975
4.125%, 04/01/2019	5,000	5,375
5.250%, 01/15/2022	125,000	139,052
Host Hotels & Resorts LP
6.000%, 11/01/2020	30,000	33,000
HSBC Holdings PLC
5.100%, 04/05/2021	245,000	289,037
6.800%, 06/01/2038	100,000	127,558
HSBC USA, Inc.
1.625%, 01/16/2018	145,000	145,076
ING US, Inc.
5.500%, 07/15/2022 (S)	15,000	16,261
International Lease Finance Corp.
5.650%, 06/01/2014	30,000	31,219
5.750%, 05/15/2016	60,000	63,230
6.375%, 03/25/2013	38,000	38,399
7.125%, 09/01/2018 (S)	50,000	58,000

The accompanying notes are an integral part of the financial statements.	27
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Company
4.350%, 08/15/2021	$ 160,000	$178,736
6.000%, 01/15/2018	150,000	179,514
6.400%, 05/15/2038	150,000	200,529
Kimco Realty Corp.
6.875%, 10/01/2019	100,000	123,427
Liberty Property LP
3.375%, 06/15/2023	30,000	29,648
4.125%, 06/15/2022	25,000	26,249
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)	100,000	150,636
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017	55,000	64,568
7.750%, 05/14/2038	100,000	129,857
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	325,000	344,470
5.125%, 04/10/2013 (S)	25,000	25,313
Morgan Stanley
4.875%, 11/01/2022	60,000	62,056
5.550%, 04/27/2017	100,000	110,829
6.375%, 07/24/2042	80,000	93,528
6.625%, 04/01/2018	250,000	294,537
Nationwide Mutual Insurance Company
9.375%, 08/15/2039 (S)	105,000	147,407
PNC Funding Corp.
5.625%, 02/01/2017	100,000	115,424
Principal Financial Group, Inc.
1.850%, 11/15/2017	20,000	20,098
ProLogis LP
6.125%, 12/01/2016	100,000	114,331
Provident Funding Associates LP
10.250%, 04/15/2017 (S)	25,000	27,563
Realty Income Corp.
3.250%, 10/15/2022	20,000	19,569
6.750%, 08/15/2019	100,000	123,696
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	75,000	76,750
6.125%, 12/15/2022	40,000	42,175
SLM Corp.
4.625%, 09/25/2017	175,000	179,096
6.000%, 01/25/2017	20,000	21,650
8.450%, 06/15/2018	35,000	40,950
SunTrust Banks, Inc.
3.600%, 04/15/2016	100,000	106,788
Swiss Re Treasury U.S. Corp.
2.875%, 12/06/2022 (S)	20,000	19,991
The Bear Stearns Companies LLC
6.400%, 10/02/2017	115,000	138,068
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	170,000	193,606
5.750%, 01/24/2022	200,000	236,203
6.150%, 04/01/2018	45,000	52,845
6.750%, 10/01/2037	180,000	203,507
7.500%, 02/15/2019	60,000	75,442
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	160,000	168,730
Ventas Realty LP
2.000%, 02/15/2018	40,000	40,011
4.750%, 06/01/2021	75,000	81,940
Wachovia Corp.
5.750%, 06/15/2017	155,000	183,518

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company
1.500%, 01/16/2018	$ 185,000	$185,232
3.676%, 06/15/2016	100,000	108,082
		9,892,199
Health Care - 0.9%
AbbVie, Inc.
1.750%, 11/06/2017 (S)	240,000	242,521
2.000%, 11/06/2018 (S)	105,000	106,310
2.900%, 11/06/2022 (S)	45,000	45,772
Aetna, Inc.
2.750%, 11/15/2022	40,000	39,623
AmerisourceBergen Corp.
5.875%, 09/15/2015	50,000	56,614
Amgen, Inc.
3.875%, 11/15/2021	65,000	71,308
6.900%, 06/01/2038	100,000	133,829
Cigna Corp.
4.000%, 02/15/2022	75,000	81,900
Community Health Systems, Inc.
5.125%, 08/15/2018	40,000	41,700
Express Scripts Holding Company
2.100%, 02/12/2015 (S)	275,000	280,113
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	15,000	17,288
HCA, Inc.
4.750%, 05/01/2023	20,000	20,350
6.500%, 02/15/2020	40,000	45,000
8.500%, 04/15/2019	25,000	27,875
Pfizer, Inc.
7.200%, 03/15/2039	50,000	76,449
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	125,000	155,484
WellPoint, Inc.
4.650%, 01/15/2043	105,000	109,082
7.000%, 02/15/2019	30,000	37,304
		1,588,522
Industrials - 0.7%
BE Aerospace, Inc.
5.250%, 04/01/2022	35,000	37,100
Bombardier, Inc.
7.500%, 03/15/2018 (S)	20,000	22,275
Case New Holland, Inc.
7.875%, 12/01/2017	80,000	94,600
Clean Harbors, Inc.
5.250%, 08/01/2020	10,000	10,425
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	37,708	41,007
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	39,341	42,143
Continental Airlines 2012-2 Class A Pass
Through Trust
4.000%, 10/29/2024	85,000	89,463
Crown Americas LLC
6.250%, 02/01/2021	10,000	10,963
7.625%, 05/15/2017	35,000	36,969
Deluxe Corp.
6.000%, 11/15/2020 (S)	10,000	9,925
7.000%, 03/15/2019	5,000	5,288
ERAC USA Finance LLC
6.375%, 10/15/2017 (S)	100,000	120,905

The accompanying notes are an integral part of the financial statements.	28
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Esterline Technologies Corp.
7.000%, 08/01/2020	$ 5,000	$5,538
General Electric Company
0.850%, 10/09/2015	100,000	100,344
Huntington Ingalls Industries, Inc.
7.125%, 03/15/2021	30,000	32,625
Hutchison Whampoa International 12 II, Ltd.
2.000%, 11/08/2017 (S)	250,000	249,722
Masco Corp.
6.500%, 08/15/2032	15,000	15,483
7.125%, 03/15/2020	35,000	40,687
Precision Castparts Corp.
1.250%, 01/15/2018	65,000	65,117
2.500%, 01/15/2023	45,000	45,234
Textron, Inc.
7.250%, 10/01/2019	50,000	61,006
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	13,547	14,665
Waste Management, Inc.
6.375%, 03/11/2015	45,000	50,323
		1,201,807
Information Technology - 0.1%
Audatex North America, Inc.
6.750%, 06/15/2018 (S)	10,000	10,700
Equinix, Inc.
8.125%, 03/01/2018	20,000	22,050
Fidelity National Information Services, Inc.
5.000%, 03/15/2022	35,000	37,538
Hewlett-Packard Company
4.750%, 06/02/2014	21,000	21,890
Hughes Satellite Systems Corp.
6.500%, 06/15/2019	15,000	16,538
IAC/InterActiveCorp.
4.750%, 12/15/2022 (S)	10,000	9,950
Jabil Circuit, Inc.
5.625%, 12/15/2020	5,000	5,550
NCR Corp.
4.625%, 02/15/2021 (S)	20,000	20,000
Seagate HDD Cayman
6.875%, 05/01/2020	55,000	58,506
		202,722
Materials - 0.3%
Agrium, Inc.
7.125%, 05/23/2036	50,000	65,863
Ball Corp.
5.000%, 03/15/2022	10,000	10,700
6.750%, 09/15/2020	30,000	33,075
CF Industries, Inc.
7.125%, 05/01/2020	15,000	18,862
Clearwater Paper Corp.
7.125%, 11/01/2018	5,000	5,450
FMG Resources August 2006 Pty, Ltd.
6.000%, 04/01/2017 (S)	45,000	45,900
Nufarm Australia, Ltd.
6.375%, 10/15/2019 (S)	10,000	10,450
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	45,000	51,300
PH Glatfelter Company
5.375%, 10/15/2020	6,000	6,150
Rio Tinto Finance USA, Ltd.
6.500%, 07/15/2018	75,000	93,573

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Rock-Tenn Company
4.000%, 03/01/2023 (S)	$ 15,000	$15,221
Silgan Holdings, Inc.
5.000%, 04/01/2020	40,000	41,500
The Dow Chemical Company
4.250%, 11/15/2020	125,000	138,833
5.900%, 02/15/2015	50,000	55,158
		592,035
Telecommunication Services - 0.8%
AT&T, Inc.
5.500%, 02/01/2018	85,000	101,223
6.300%, 01/15/2038	160,000	204,611
Cricket Communications, Inc.
7.750%, 05/15/2016	55,000	58,231
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	50,000	74,763
eAccess, Ltd.
8.250%, 04/01/2018 (S)	5,000	5,600
Frontier Communications Corp.
7.125%, 03/15/2019	10,000	10,875
8.250%, 04/15/2017	10,000	11,550
SBA Tower Trust
2.933%, 12/15/2017 (S)	75,000	78,027
Sprint Nextel Corp.
7.000%, 03/01/2020 (S)	15,000	17,438
9.000%, 11/15/2018 (S)	15,000	18,525
Telecom Italia Capital SA
5.250%, 11/15/2013	50,000	51,375
Telefonica Emisiones SAU
3.992%, 02/16/2016	50,000	52,025
Verizon Communications, Inc.
2.450%, 11/01/2022	160,000	159,859
8.750%, 11/01/2018	185,000	256,768
Verizon Wireless Capital LLC
5.550%, 02/01/2014	115,000	120,721
Vivendi SA
2.400%, 04/10/2015 (S)	60,000	61,194
Windstream Corp.
7.875%, 11/01/2017	60,000	67,500
		1,350,285
Utilities - 0.8%
American Electric Power Company, Inc.
1.650%, 12/15/2017	40,000	40,125
AmeriGas Finance LLC
6.750%, 05/20/2020	25,000	27,438
AmeriGas Partners LP
6.500%, 05/20/2021	15,000	16,275
Calpine Corp.
7.500%, 02/15/2021	17,227	19,036
Carolina Power & Light Company
5.300%, 01/15/2019	55,000	66,098
CenterPoint Energy, Inc.
6.500%, 05/01/2018	50,000	60,965
Commonwealth Edison Company
5.950%, 08/15/2016	100,000	116,514
Dominion Resources, Inc.
6.400%, 06/15/2018	50,000	62,111
7.000%, 06/15/2038	25,000	35,366
DPL, Inc.
7.250%, 10/15/2021	40,000	42,800
Duke Energy Corp.
5.650%, 06/15/2013	50,000	51,143

The accompanying notes are an integral part of the financial statements.	29
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Edison International
3.750%, 09/15/2017	$ 50,000	$54,200
Ferrellgas LP
6.500%, 05/01/2021	16,000	15,840
FirstEnergy Corp.
7.375%, 11/15/2031	100,000	128,883
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	5,000	5,588
NiSource Finance Corp.
6.400%, 03/15/2018	50,000	60,252
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	50,000	67,569
Progress Energy, Inc.
7.000%, 10/30/2031	50,000	64,311
Puget Sound Energy, Inc.
5.757%, 10/01/2039	100,000	126,319
Sempra Energy
6.500%, 06/01/2016	115,000	134,787
Southern California Edison Company
6.000%, 01/15/2034	100,000	130,238
The AES Corp.
8.000%, 06/01/2020	20,000	23,000
		1,348,858
TOTAL CORPORATE BONDS (Cost $20,882,273)	$ 23,288,945

CAPITAL PREFERRED SECURITIES - 0.1%
Financials - 0.1%
ACE Capital Trust II
9.700%, 04/01/2030	75,000	108,750
TOTAL CAPITAL PREFERRED SECURITIES (Cost $83,599)		$ 108,750

MUNICIPAL BONDS - 1.2%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	50,000	68,493
City of Chicago (Illinois) 6.845%, 01/01/2038	155,000	180,356
Illinois State Toll Highway Authority
6.184%, 01/01/2034	95,000	117,775
Irvine Ranch Water District Joint Powers
Agency (California) 2.605%, 03/15/2014	130,000	133,440
Los Angeles Unified School District
(California) 5.750%, 07/01/2034	150,000	178,917
Maryland State Transportation Authority
5.888%, 07/01/2043	40,000	53,325
New Jersey State Turnpike Authority
7.414%, 01/01/2040	100,000	146,517
New York State Thruway Authority
5.883%, 04/01/2030	185,000	227,833
Port Authority of New York & New Jersey
6.040%, 12/01/2029	45,000	56,078
State of California
7.600%, 11/01/2040	30,000	43,859
7.550%, 04/01/2039	100,000	143,498
7.300%, 10/01/2039	175,000	242,503
State of Illinois 5.665%, 03/01/2018	200,000	227,296
University of California 5.770%, 05/15/2043	85,000	104,034
University of Missouri 5.960%, 11/01/2039	110,000	144,144
TOTAL MUNICIPAL BONDS (Cost $1,670,665)	$ 2,068,068

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.0%
Commercial & Residential - 2.0%
American Tower Trust, Series 2007-1A,
Class AFX 5.420%, 04/15/2037 (S)	$ 50,000	$51,285
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-4, Class A4
5.729%, 02/10/2051 (P)	140,000	165,237
Bear Stearns, Series 2005-10, Class 11A1
0.710%, 01/25/2036 (P)	35,960	20,953
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4,
5.201%, 12/11/2038	215,000	246,344
Series 2006-PW11, Class A4,
5.452%, 03/11/2039 (P)	225,000	253,851
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	30,000	34,937
Series 2007-PW16, Class A4,
5.715%, 06/11/2040 (P)	140,000	165,795
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2007-CD4, Class A4,
5.322%, 12/11/2049	85,000	97,485
Series 2007-CD4, Class AJ,
5.398%, 12/11/2049 (P)	50,000	28,762
Commercial Mortgage Pass
Through Certificates
Series 2012-CR5, Class A4,
2.771%, 12/10/2045	30,000	30,589
Series 2010-C1, Class A3,
4.205%, 07/10/2046 (S)	135,000	153,579
Credit Suisse Mortgage Capital Certificates
Series 2006-C1, Class A4,
5.409%, 02/15/2039 (P)	210,000	236,925
Series 2006-C4, Class A3,
5.467%, 09/15/2039	150,000	170,276
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A3 5.002%, 11/10/2046 (S)	140,000	166,583
Greenwich Capital Commercial
Funding Corp., Series 2004-GG1, Class A7
5.317%, 06/10/2036 (P)	68,704	71,602
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A,
2.954%, 11/05/2034 (S)	130,000	134,134
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (S)	140,000	151,065
Series 2011-GC3, Class A4,
4.753%, 03/10/2044 (S)	100,000	118,141
Series 2012-GCJ9, Class D,
4.858%, 11/10/2045 (P)(S)	45,000	39,165
Series 2005-ROCK, Class A,
5.366%, 05/03/2032 (S)	30,000	36,642
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2012-WLDN,
Class A 3.905%, 05/05/2030 (S)	125,000	136,673
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3,
5.430%, 02/15/2040	160,000	183,588
Series 2006-C4, Class A4,
5.865%, 06/15/2038 (P)	140,000	161,640
Morgan Stanley Capital I
Series 2011-C2, Class A4,
4.661%, 06/15/2044 (S)	100,000	116,929
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	100,000	119,955

The accompanying notes are an integral part of the financial statements.	30
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
OBP Depositor LLC Trust, Series 2010-OBP,
Class A 4.646%, 07/15/2045 (S)	$ 100,000	$117,210
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.525%, 05/10/2063	150,000	162,315
Series 2012-C3, Class E,
4.958%, 08/10/2049 (P)(S)	60,000	43,729
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class A3,
2.875%, 12/15/2045	70,000	72,186
Series 2011-C2, Series A4,
4.869%, 02/15/2044 (P)(S)	90,000	106,391
Series 2011-C4, Class F,
5.000%, 06/15/2044 (P)(S)	35,000	26,933
		3,620,899
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $3,459,220)		$ 3,620,899

ASSET BACKED SECURITIES - 0.7%
Ally Master Owner Trust, Series 2010-3,
Class B 3.470%, 04/15/2015 (S)	125,000	125,619
Avis Budget Rental Car Funding AESOP LLC,
Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	78,333	78,720
CAL Funding II, Ltd., Series 2012-1A,
Class A 3.470%, 10/25/2027 (S)	24,583	25,054
CenterPoint Energy Transition Bond
Company LLC, Series 2005-A, Class A
5.170%, 08/01/2019	28,000	31,725
First Investors Auto Owner Trust,
Series 2012-1A, Class A2
1.960%, 11/15/2017 (S)	74,718	75,653
Ford Credit Auto Lease Trust, Series 2012-A,
Class B 1.610%, 10/15/2016 (S)	175,000	176,147
GSAA Home Equity Trust
Series 2006-20, Class 2A1A,
0.260%, 12/25/2046 (P)	84,488	48,411
Series 2006-11, Class 2A2,
0.370%, 07/25/2036 (P)	76,494	36,379
Series 2007-3, Class 1A2,
0.380%, 03/25/2047 (P)	127,820	57,988
GSAMP Trust
Series 2007-FM2, Class A2B,
0.300%, 01/25/2037 (P)	125,000	54,799
Series 2007-NC1, Class A2D,
0.440%, 12/25/2046 (P)	121,887	57,789
Hertz Vehicle Financing LLC, Series 2010-1A,
Class A2 3.740%, 02/25/2017 (S)	150,000	161,433
Santander Drive Auto Receivables Trust
Series 2012-5, Class B,
1.560%, 08/15/2018	80,000	80,344
Series 2011-1, Class B,
2.350%, 11/16/2015	185,000	188,349
SNAAC Auto Receivables Trust,
Series 2012-1A, Class A
1.780%, 06/15/2016 (S)	26,107	26,222
Volvo Financial Equipment LLC,
Series 2012-1A, Class B
1.510%, 08/15/2017 (S)	35,000	35,364
TOTAL ASSET BACKED SECURITIES (Cost $1,234,849)		$ 1,259,996

Core Allocation Plus Trust (continued)
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 0.1%
SPDR S&P 500 ETF Trust	1,000	$ 142,520
TOTAL INVESTMENT COMPANIES (Cost $143,337)		$ 142,520

RIGHTS - 0.0%
Repsol SA (Expiration Date: 01/15/2013;
Strike Price: EUR 0.482) (I)	7,875	4,802
TOTAL RIGHTS (Cost $4,925)		$ 4,802

SECURITIES LENDING COLLATERAL - 3.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	634,119	6,345,886
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,346,192)		$ 6,345,886

SHORT-TERM INVESTMENTS - 5.9%
Repurchase Agreement - 5.9%
Bank of America Tri-Party Repurchase
Agreement dated 12/31/2012 at 0.190% to
be repurchased at $10,500,111 on
01/02/2013, collateralized by $10,222,310
Federal National Mortgage Association,
2.500% due 08/01/2027 (valued at
$10,710,000, including interest)	$ 10,500,000	$ 10,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,500,000)		$ 10,500,000
Total Investments (Core Allocation Plus Trust)
(Cost $173,481,594) - 102.7%		$ 183,369,139
Other assets and liabilities, net - (2.7%)		(4,888,021)
TOTAL NET ASSETS - 100.0%		$ 178,481,118

Core Fundamental Holdings Trust
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 40.0%
John Hancock Variable Insurance Trust (G) - 40.0%
Equity - 24.3%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	6,139,760	$ 81,474,617
Fixed Income - 15.7%
Bond Trust, Series NAV (John Hancock) (A)(1)	3,762,449	52,599,038
American Funds Insurance Series - 60.0%
Equity - 36.4%
American Growth Fund - Class 1	393,429	23,959,817
American Growth-Income Fund - Class 1	1,863,079	71,691,294
American International Fund - Class 1	1,499,363	26,508,733
Fixed Income - 23.6%
American U.S. Government Fund - Class 1	6,192,118	78,949,509
TOTAL INVESTMENT COMPANIES (Cost $320,376,872)		$ 335,183,008
Total Investments (Core Fundamental Holdings Trust)
(Cost $320,376,872) - 100.0%		$ 335,183,008
Other assets and liabilities, net - 0.0%		5,708
TOTAL NET ASSETS - 100.0%		$ 335,188,716

The accompanying notes are an integral part of the financial statements.	31
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Global Diversification Trust
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 99.7%
Affiliated Investment Companies - 28.8%
John Hancock Variable Insurance Trust (G) - 28.8%
Equity - 14.9%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	3,722,509	$49,397,698
Fixed Income - 13.9%
Bond Trust, Series NAV (John Hancock) (A)(1)	3,297,891	46,104,517
American Funds Insurance Series - 59.9%
American Funds Insurance Series - 4.9%
American Growth-Income Fund - Class 1	419,350	16,136,582
Equity - 34.1%
American Global Growth Fund - Class 1	2,412,154	56,878,601
American International Fund - Class 1	3,165,194	55,960,624
Fixed Income - 20.9%
American U.S. Government Fund - Class 1	5,424,061	69,156,776
Exchange Traded Funds - 11.0%
Vanguard MSCI EAFE ETF	1,030,947	36,320,262
TOTAL INVESTMENT COMPANIES (Cost $318,377,636)	$ 329,955,060
Total Investments (Core Global Diversification Trust)
(Cost $318,377,636) - 99.7%	$ 329,955,060
Other assets and liabilities, net - 0.3%		887,990
TOTAL NET ASSETS - 100.0%		$ 330,843,050

Disciplined Diversification Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 70.9%
Consumer Discretionary - 9.3%
Auto Components - 0.6%
Aisin Seiki Company, Ltd.	600	$18,712
Autoliv, Inc.	1,000	67,390
Autoneum Holding AG (I)	46	2,231
BorgWarner, Inc. (I)	800	57,296
Bosch, Ltd.	16	2,791
Bridgestone Corp.	1,700	44,066
Cheng Shin Rubber Industry Company, Ltd.	6,726	17,509
Cie Generale des Etablissements Michelin	998	94,613
Continental AG	469	54,266
Cooper Tire & Rubber Company	800	20,288
Dana Holding Corp.	1,463	22,837
Denso Corp.	1,700	59,151
Dorman Products, Inc. (L)	600	21,204
Exedy Corp.	200	4,410
Exide Technologies (I)	1,700	5,814
Faurecia	464	7,363
FCC Company, Ltd.	400	8,312
Federal-Mogul Corp. (I)	900	7,218
Firma Oponiarska Debica SA	167	3,270
Fuel Systems Solutions, Inc. (I)(L)	300	4,410
Futaba Industrial Company, Ltd. (I)	400	1,731
Gentex Corp. (L)	1,100	20,702
Gentherm, Inc. (I)	400	5,320
GKN PLC	8,902	33,216
Hankook Tire Company, Ltd. (I)	480	21,211
Hankook Tire Worldwide Company, Ltd.	110	2,048
Hudaco Industries, Ltd.	45	615

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto Components (continued)
Hyundai Mobis	203	$55,059
Johnson Controls, Inc.	3,264	100,205
Keihin Corp.	300	4,291
Koito Manufacturing Company, Ltd.	1,000	14,583
Lear Corp.	1,000	46,840
Leoni AG	304	11,476
Linamar Corp.	400	9,329
Magna International, Inc.	1,447	72,270
Mando Corp.	32	3,863
Minth Group, Ltd.	6,000	6,940
Modine Manufacturing Company (I)	1,300	10,569
Nan Kang Rubber Tire Company, Ltd.	3,088	3,785
NGK Spark Plug Company, Ltd.	1,000	13,289
Nifco, Inc.	200	4,433
Nissin Kogyo Company, Ltd.	600	9,287
NOK Corp.	800	12,394
Nokian Renkaat OYJ	853	34,324
Pirelli & C. SpA	2,380	27,306
Plascar Participacoes Industriais SA	700	139
Press Kogyo Company, Ltd.	1,000	4,560
Riken Corp.	1,000	3,710
Sanden Corp.	1,000	4,252
Sri Trang Agro-Industry PCL	7,000	4,005
Standard Motor Products, Inc.	500	11,110
Stanley Electric Company, Ltd.	800	11,388
Stoneridge, Inc. (I)	200	1,024
Superior Industries International, Inc. (L)	500	10,200
Takata Corp.	200	4,078
Tenneco, Inc. (I)	300	10,533
The Goodyear Tire & Rubber Company (I)	1,800	24,858
The Yokohama Rubber Company, Ltd.	2,000	14,476
Tianneng Power International, Ltd.	3,600	2,341
Tokai Rika Company, Ltd.	600	8,352
Tong Yang Industry Company, Ltd.	6,676	6,009
Toyo Tire & Rubber Company, Ltd.	4,000	11,929
Toyoda Gosei Company, Ltd.	600	12,206
Toyota Boshoku Corp.	400	4,640
TRW Automotive Holdings Corp. (I)	1,100	58,971
TS Tech Company, Ltd.	300	5,374
Valeo SA	484	24,542
Visteon Corp. (I)	400	21,528
Xingda International Holdings, Ltd.	14,000	7,300
Xinyi Glass Holdings Company, Ltd.	14,000	8,813
		1,324,575
Automobiles - 1.0%
Astra International Tbk PT	50,000	39,559
Bajaj Auto, Ltd.	482	18,740
Bayerische Motoren Werke AG	1,234	119,009
Brilliance China Automotive Holdings, Ltd. (I)	10,000	12,554
Byd Company, Ltd., H Shares (I)	3,000	9,189
Daihatsu Motor Company, Ltd.	1,000	19,780
Daimler AG	3,136	171,366
Dongfeng Motor Group Company, Ltd.,
H Shares	12,000	18,897
Fiat SpA (I)	3,358	16,962
Ford Motor Company	16,600	214,970
Ford Otomotiv Sanayi AS	1,110	13,360
Fuji Heavy Industries, Ltd.	2,000	25,183
Geely Automobile Holdings Company, Ltd.	10,000	4,770
General Motors Company (I)	5,063	145,966
Great Wall Motor Company, Ltd., H Shares	3,000	9,517
Guangzhou Automobile Group Company, Ltd.,
H Shares	10,233	9,220

The accompanying notes are an integral part of the financial statements.	32
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Harley-Davidson, Inc.	1,400	$68,376
Honda Motor Company, Ltd.	5,900	217,465
Hyundai Motor Company	529	108,882
IMMSI SpA	4,536	2,688
Isuzu Motors, Ltd.	4,000	23,827
Kia Motors Corp.	733	39,004
Mahindra & Mahindra, Ltd.	1,788	30,698
Maruti Suzuki India, Ltd.	284	7,788
Mazda Motor Corp. (I)	9,000	18,378
Mitsubishi Motors Corp. (I)	19,000	19,640
Nissan Motor Company, Ltd.	9,200	87,321
Peugeot SA (I)(L)	1,042	7,725
Renault SA	1,362	75,144
Suzuki Motor Corp.	1,300	33,984
TAN Chong Motor Holdings BHD	2,300	3,484
Tata Motors, Ltd., ADR (L)	1,303	37,422
Tesla Motors, Inc. (I)(L)	927	31,397
Tofas Turk Otomobil Fabrikasi AS	232	1,364
Toyota Motor Corp. (Tokyo Exchange)	2,000	93,353
Toyota Motor Corp., ADR	4,487	418,413
UMW Holdings BHD	900	3,518
Volkswagen AG	138	29,647
Winnebago Industries, Inc. (I)(L)	400	6,852
Yamaha Motor Company, Ltd.	1,800	19,952
		2,235,364
Distributors - 0.1%
Canon Marketing Japan, Inc.	700	9,984
Core-Mark Holding Company, Inc.	100	4,735
Dah Chong Hong Holdings, Ltd.	8,000	8,533
Dogus Otomotiv Servis ve Ticaret AS	43	207
Genuine Parts Company (L)	1,200	76,296
Headlam Group PLC	474	2,543
Imperial Holdings, Ltd.	1,333	31,625
Inchcape PLC	4,402	30,966
John Menzies PLC	4	42
Li & Fung, Ltd.	16,000	28,828
LKQ Corp. (I)	3,000	63,300
Pacific Brands, Ltd.	5,817	3,795
Pool Corp.	400	16,928
Silver base Group Holdings, Ltd.	3,075	1,000
Smiths News PLC	2,505	6,416
Uni-Select, Inc.	200	4,753
VOXX International Corp. (I)	700	4,711
		294,662
Diversified Consumer Services - 0.1%
Advtech, Ltd.	11,287	8,272
American Public Education, Inc. (I)	200	7,222
Anhanguera Educacional Participacoes SA	800	13,667
Apollo Group, Inc., Class A (I)	800	16,736
Ascent Capital Group, Inc., Class A (I)	200	12,388
Bridgepoint Education, Inc. (I)	500	5,150
Cambium Learning Group, Inc. (I)	3,401	3,775
Career Education Corp. (I)	1,300	4,576
Coinstar, Inc. (I)(L)	300	15,603
DeVry, Inc.	612	14,523
Educomp Solutions, Ltd.	690	1,777
Estacio Participacoes SA	700	14,459
Grand Canyon Education, Inc. (I)	600	14,082
H&R Block, Inc.	1,500	27,855
Hillenbrand, Inc.	200	4,522
ITT Educational Services, Inc. (I)	300	5,193
K12, Inc. (I)	500	10,220

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified Consumer Services (continued)
Kroton Educacional SA (I)	570	$12,875
Learning Tree International, Inc. (I)	300	1,635
Lincoln Educational Services Corp.	400	2,236
Mac-Gray Corp.	400	5,020
Matthews International Corp., Class A	400	12,840
Navitas, Ltd.	2,006	9,792
Raffles Education Corp., Ltd. (I)	8,799	2,479
Service Corp. International	1,300	17,953
Sotheby’s (L)	500	16,810
Steiner Leisure, Ltd. (I)	200	9,638
Stewart Enterprises, Inc., Class A (L)	1,600	12,224
Strayer Education, Inc.	200	11,234
Universal Technical Institute, Inc.	300	3,012
Weight Watchers International, Inc. (L)	400	20,944
Zee Learn, Ltd. (I)	711	398
		319,110
Hotels, Restaurants & Leisure - 1.3%
Accor SA	793	28,445
AFC Enterprises, Inc. (I)	100	2,613
Ajisen China Holdings, Ltd.	8,000	7,751
Alsea SAB de CV (I)	5,441	10,847
Ambassadors Group, Inc.	200	852
AmRest Holdings SE (I)	371	11,584
Aristocrat Leisure, Ltd.	3,696	12,292
Autogrill SpA	1,195	13,962
Bally Technologies, Inc. (I)	400	17,884
Berjaya Sports Toto BHD	3,642	5,312
Betsson AB	583	18,088
Biglari Holdings, Inc. (I)	25	9,751
BJ’s Restaurants, Inc. (I)	300	9,870
Bob Evans Farms, Inc.	150	6,030
Boyd Gaming Corp. (I)(L)	1,600	10,624
Brinker International, Inc. (L)	900	27,891
Buffalo Wild Wings, Inc. (I)(L)	300	21,846
Bwin.Party Digital Entertainment PLC	3,922	7,100
Cafe de Coral Holdings, Ltd.	2,000	5,707
Carnival Corp.	2,800	102,956
Carnival PLC, ADR (L)	880	34,100
China Energy Development Holdings, Ltd. (I)	160,000	2,889
China Travel International Investment
Hong Kong, Ltd.	22,000	4,562
Chipotle Mexican Grill, Inc. (I)	100	29,746
Choice Hotels International, Inc. (L)	600	20,172
Churchill Downs, Inc.	200	13,290
City Lodge Hotels, Ltd.	313	3,814
Club Mediterranee SA (I)	311	5,592
Compass Group PLC	9,971	117,925
Cracker Barrel Old Country Store, Inc.	300	19,278
Crown, Ltd.	1,773	19,751
Darden Restaurants, Inc. (L)	800	36,056
DineEquity, Inc. (I)	100	6,700
Domino’s Pizza Enterprises, Ltd.	475	5,198
Domino’s Pizza, Inc.	600	26,130
Doutor Nichires Holdings Company, Ltd.	300	3,911
Echo Entertainment Group, Ltd.	6,446	23,243
Enterprise Inns PLC (I)	2,020	3,379
Flight Centre, Ltd.	476	13,499
Galaxy Entertainment Group, Ltd. (I)	6,000	23,894
Genting BHD	6,400	19,326
Genting Hong Kong, Ltd. (I)	54,000	17,557
Genting Malaysia BHD	18,600	21,678
Genting Singapore PLC	17,000	19,452
Great Canadian Gaming Corp. (I)	400	3,840

The accompanying notes are an integral part of the financial statements.	33
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Greene King PLC	1,452	$14,788
Hotel Properties, Ltd.	2,000	4,956
Hotel Shilla Company, Ltd.	160	6,596
Hyatt Hotels Corp., Class A (I)	500	19,285
Indian Hotels Company, Ltd.	1,727	1,990
InterContinental Hotels Group PLC, ADR	1,290	35,888
International Game Technology	1,800	25,506
Interval Leisure Group, Inc.	720	13,961
Intralot SA-Integrated Lottery Systems
& Services	1,792	4,627
Isle of Capri Casinos, Inc. (I)	600	3,360
J.D. Wetherspoon PLC	642	5,515
Jollibee Foods Corp.	3,540	8,832
Kangwon Land, Inc.	460	12,630
KFC Holdings Malaysia BHD	4,700	6,105
Kisoji Company, Ltd.	400	7,814
Krispy Kreme Doughnuts, Inc. (I)	200	1,876
Kuoni Reisen Holding AG	39	11,694
Ladbrokes PLC	7,440	23,855
Las Vegas Sands Corp.	1,600	73,856
Life Time Fitness, Inc. (I)(L)	400	19,684
Lottomatica SpA	447	10,172
Luby’s, Inc. (I)(L)	139	930
Marcus Corp.	300	3,741
Marriott International, Inc., Class A	1,229	45,805
Marriott Vacations Worldwide Corp. (I)	242	10,084
Marston’s PLC	2,935	5,771
McDonald’s Corp.	3,900	344,019
Melia Hotels International SA	724	5,564
MGM Resorts International (I)	4,600	53,544
Millennium & Copthorne Hotels PLC	2,080	17,410
Minor International PCL, Foreign Shares	17,380	11,136
Mitchells & Butlers PLC (I)	2,067	11,140
Monarch Casino & Resort, Inc. (I)	200	2,182
Multimedia Games Holding Company, Inc. (I)	1,200	17,652
NH Hoteles SA (I)	580	1,994
OPAP SA	1,350	9,670
Orbis SA	719	8,834
Orient-Express Hotels, Ltd., Class A (I)(L)	1,400	16,366
Oriental Land Company, Ltd.	200	24,168
Paddy Power PLC	306	25,222
Panera Bread Company, Class A (I)	200	31,766
Papa John’s International, Inc. (I)	200	10,988
Penn National Gaming, Inc. (I)(L)	825	40,516
Pierre & Vacances SA	194	4,130
Pinnacle Entertainment, Inc. (I)	1,500	23,745
Punch Taverns PLC (I)	1,433	185
Restaurant Group PLC	2,413	15,509
Rezidor Hotel Group AB (I)	1,181	4,225
Royal Caribbean Cruises, Ltd.	1,900	64,600
Royal Holdings Company, Ltd.	700	8,074
Ruby Tuesday, Inc. (I)	1,200	9,432
Ruth’s Hospitality Group, Inc. (I)(L)	900	6,543
Sands China, Ltd.	4,000	17,944
Scientific Games Corp., Class A (I)	1,200	10,404
Shangri-La Asia, Ltd.	4,833	9,738
Six Flags Entertainment Corp.	800	48,960
SJM Holdings, Ltd.	6,000	14,120
SkiStar AB	355	4,697
SKYCITY Entertainment Group, Ltd.	3,284	10,312
Sodexo	357	29,915
Sonic Corp. (I)	600	6,246
Speedway Motorsports, Inc.	700	12,488

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Spirit Pub Company PLC	1,433	$1,514
Starbucks Corp.	3,600	193,032
Starwood Hotels & Resorts Worldwide, Inc.	1,500	86,040
Sun International, Ltd.	1,350	15,113
Tabcorp Holdings, Ltd.	5,372	17,168
Tatts Group, Ltd.	6,221	19,587
The Cheesecake Factory, Inc. (L)	500	16,360
The Hongkong & Shanghai Hotels, Ltd.	182	254
The Wendy’s Company (L)	4,304	20,229
Thomas Cook Group PLC (I)	3,890	3,080
Tim Hortons, Inc.	600	29,454
TUI AG (I)	2,754	28,567
TUI Travel PLC	4,353	20,258
Vail Resorts, Inc.	400	21,636
Whitbread PLC	1,035	41,262
William Hill PLC	6,637	37,696
WMS Industries, Inc. (I)(L)	700	12,250
Wyndham Worldwide Corp.	2,400	127,704
Wynn Macau, Ltd. (I)	4,400	12,126
Wynn Resorts, Ltd.	319	35,884
Yoshinoya Holdings Conpany, Ltd.	1	1,222
Yum! Brands, Inc.	1,900	126,160
Zensho Holdings Company, Ltd.	700	8,059
		3,013,801
Household Durables - 0.8%
Aga Rangemaster Group PLC	3,162	3,694
Arcelik AS	2,206	14,521
Bang & Olufsen A/S (I)	260	3,118
Barratt Developments PLC (I)	569	1,925
Beazer Homes USA, Inc. (I)(L)	180	3,040
Bellway PLC	1,862	31,651
Berkeley Group Holdings PLC (I)	769	22,471
Blyth, Inc.	200	3,110
Bovis Homes Group PLC	816	7,639
Brookfield Incorporacoes SA	1,946	3,329
Brookfield Residential Properties, Inc. (I)	152	2,727
Casio Computer Company, Ltd.	2,000	17,538
Cavco Industries, Inc. (I)	100	4,998
Consorcio ARA SAB de CV (I)	6,000	1,917
Coway Company, Ltd. (I)	390	15,910
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	1,800	15,869
D.R. Horton, Inc. (L)	4,100	81,098
Desarrolladora Homex SAB de CV (I)	2,400	4,959
Dorel Industries, Inc., Class B	200	7,228
Duni AB	351	3,204
Ekornes ASA	233	3,886
Electrolux AB	1,989	52,238
Ethan Allen Interiors, Inc.	400	10,284
Even Construtora e Incorporadora SA	1,800	8,335
EZ Tec Empreendimentos e Participacoes SA	1,100	13,815
Fiskars Corp.	285	6,286
Forbo Holding AG	23	14,737
France Bed Holdings Company, Ltd.	1,000	1,937
Gafisa SA (I)	3,000	7,001
Garmin, Ltd. (L)	1,600	65,312
Haier Electronics Group Company, Ltd. (I)	1,000	1,476
Harman International Industries, Inc.	600	26,784
Haseko Corp. (I)	7,000	5,516
Helen of Troy, Ltd. (I)(L)	500	16,695
Hooker Furniture Corp.	200	2,906
Hunter Douglas NV	39	1,515
Husqvarna AB, A Shares	1,070	6,502

The accompanying notes are an integral part of the financial statements.	34
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household Durables (continued)
Husqvarna AB, B Shares	3,585	$21,731
Jarden Corp.	900	46,530
JM AB (L)	800	14,328
JVC Kenwood Corp.	1,800	6,680
KB Home (L)	1,200	18,960
La-Z-Boy, Inc.	1,817	25,711
Leggett & Platt, Inc. (L)	1,200	32,664
Lennar Corp., Class A	2,400	92,808
Lennar Corp., Class B	500	15,270
LG Electronics, Inc.	484	33,440
Libbey, Inc. (I)	400	7,740
M/I Homes, Inc. (I)	300	7,950
MDC Holdings, Inc. (L)	700	25,732
Meritage Homes Corp. (I)	400	14,940
Mohawk Industries, Inc. (I)	800	72,376
MRV Engenharia e Participacoes SA	2,200	13,211
NACCO Industries, Inc., Class A	100	6,069
Newell Rubbermaid, Inc.	3,300	73,491
Nexity SA	201	6,776
Nobia AB (I)	2,476	10,074
NVR, Inc. (I)	100	92,000
PanaHome Corp.	1,000	6,711
Panasonic Corp.	9,600	58,330
PDG Realty SA Empreendimentos
e Participacoes	8,200	13,556
Persimmon PLC	5,286	69,808
PIK Group, GDR (I)	572	1,258
PulteGroup, Inc. (I)	5,100	92,616
Redrow PLC (I)	1,082	3,002
Rossi Residencial SA	2,400	5,440
Rossi Residencial SA (I)	1,338	2,862
Sampo Corp.	21,000	7,159
SEB SA	170	12,568
Sekisui Chemical Company, Ltd.	2,000	17,320
Sekisui House, Ltd.	4,000	43,784
Sharp Corp. (L)	6,000	21,041
Skyworth Digital Holdings, Ltd.	6,000	3,107
Sony Corp. (Tokyo Exchange)	2,100	23,498
Sony Corp., ADR (L)	2,600	29,120
Standard Pacific Corp. (I)(L)	2,300	16,905
Steinhoff International Holdings, Ltd. (I)	6,666	21,786
Sumitomo Forestry Company, Ltd.	1,300	12,289
Tatung Company, Ltd. (I)	10,000	2,540
Taylor Wimpey PLC	12,083	13,168
TCL Multimedia Technology Holdings, Ltd.	12,000	6,742
Tecnisa SA	1,800	7,224
Tempur-Pedic International, Inc. (I)	400	12,596
The Ryland Group, Inc. (L)	900	32,850
Token Corp.	120	6,710
Toll Brothers, Inc. (I)	2,400	77,592
TomTom NV (I)	237	1,215
Tupperware Brands Corp.	600	38,460
Universal Electronics, Inc. (I)	100	1,935
Urbi Desarrollos Urbanos SAB de CV (I)	6,600	4,141
Videocon Industries, Ltd.	482	1,882
Viver Incorporadora e Construtora SA (I)	1,527	474
Whirlpool Corp.	900	91,575
		1,894,916
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (I)	1,400	351,596
B2W Cia Global do Varejo (I)	300	2,502
CDON Group AB (I)	496	3,055
Expedia, Inc. (L)	890	54,691

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
Home Retail Group PLC (L)	5,710	$11,785
HSN, Inc.	420	23,134
Liberty Interactive Corp., Series A (I)	5,200	102,336
Liberty Ventures, Series A (I)	260	17,618
N. Brown Group PLC	922	5,497
Netflix, Inc. (I)(L)	500	46,390
Orbitz Worldwide, Inc. (I)	700	1,904
Overstock.com, Inc. (I)	200	2,862
PetMed Express, Inc.	300	3,330
priceline.com, Inc. (I)	300	186,360
Scroll Corp.	400	1,190
Shutterfly, Inc. (I)(L)	200	5,974
TripAdvisor, Inc. (I)	700	29,372
US Auto Parts Network, Inc. (I)	700	1,281
Wotif.com Holdings, Ltd.	1,550	8,593
Yoox SpA (I)	691	10,974
		870,444
Leisure Equipment & Products - 0.2%
Accell Group	148	2,604
Altek Corp.	4,121	2,436
Asia Optical Company, Inc. (I)	5,000	4,694
Brunswick Corp.	800	23,272
Callaway Golf Company	1,000	6,500
Hasbro, Inc. (L)	800	28,720
JAKKS Pacific, Inc.	165	2,066
LeapFrog Enterprises, Inc. (I)	1,000	8,630
Mattel, Inc.	2,237	81,919
Mizuno Corp.	1,000	4,471
Namco Bandai Holdings, Inc.	1,400	18,157
Nikon Corp.	900	26,571
Noritsu Koki Company, Ltd.	100	413
Polaris Industries, Inc. (L)	400	33,660
Roland Corp.	400	3,191
Sankyo Company, Ltd.	400	15,828
Sega Sammy Holdings, Inc.	1,100	18,579
Shimano, Inc.	400	25,505
Smith & Wesson Holding Corp. (I)(L)	1,700	14,348
Steinway Musical Instruments, Inc. (I)	100	2,115
Sturm Ruger & Company, Inc. (L)	300	13,620
Trigano SA	184	2,479
Yamaha Corp.	1,100	11,650
		351,428
Media - 2.0%
Aegis Group PLC	12,290	46,957
Aimia, Inc.	2,100	31,393
Alma Media OYJ	1,123	6,773
Amalgamated Holdings, Ltd.	3,029	21,406
AMC Networks, Inc., Class A (I)	525	25,988
Antena 3 de Television SA (L)	49	253
APN News & Media, Ltd.	2,128	570
Arbitron, Inc.	100	4,668
Arnoldo Mondadori Editore SpA (I)	2,250	3,350
ASATSU-DK, Inc.	200	4,772
Astral Media, Inc.	600	27,886
Axel Springer AG	261	11,139
Belo Corp., Class A	600	4,602
British Sky Broadcasting
Group PLC, ADR (L)	1,038	52,305
Cablevision Systems Corp., Class A	1,000	14,940
Caltagirone Editore SpA	265	305
CBS Corp.	100	3,798
CBS Corp., Class B	4,194	159,582

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Charter Communications, Inc., Class A (I)	100	$ 7,624
Cheil Worldwide, Inc.	640	12,915
Cinemark Holdings, Inc.	1,000	25,980
Cineplex, Inc.	422	13,504
Cineworld Group PLC	2,556	10,852
Clear Channel Outdoor Holdings, Inc., Class A	500	3,510
Comcast Corp., Class A	13,054	487,959
Comcast Corp., Special Class A	3,584	128,845
Corus Entertainment, Inc.	700	17,298
CTC Media, Inc.	1,500	11,670
CTS Eventim AG	131	4,610
Daily Mail & General Trust PLC	1,678	15,064
Dentsu, Inc.	600	16,117
Digital Generation, Inc. (I)(L)	400	4,344
DIRECTV (I)	3,120	156,499
Discovery Communications, Inc., Class A (I)	800	50,784
Discovery Communications, Inc., Series C (I)	615	35,978
DISH Network Corp., Class A	1,000	36,400
Dish TV India, Ltd. (I)	3,527	4,921
DreamWorks Animation
SKG, Inc., Class A (I)(L)	1,000	16,570
Eniro AB (I)	889	1,520
Entercom
Communications Corp., Class A (I)(L)	700	4,886
Euromoney Institutional Investor PLC	277	3,935
Eutelsat Communications	356	11,821
Fairfax Media, Ltd. (L)	23,506	12,531
Fisher Communications, Inc.	100	2,699
Fuji Television Network, Inc.	5	7,558
Gannett Company, Inc. (L)	2,500	45,025
Glacier Media, Inc.	600	1,056
Gray Television, Inc. (I)	535	1,177
Grupo Televisa SAB, ADR	2,660	70,703
Gruppo Editoriale L’Espresso SpA	2,310	2,698
Hakuhodo DY Holdings, Inc.	210	13,593
Harte-Hanks, Inc.	300	1,770
Havas SA	3,883	21,385
Hurriyet Gazetecilik AS (I)	2,696	1,395
Ilkka-Yhtyma OYJ	259	1,655
IMAX Corp. (I)	300	6,735
Informa PLC	5,662	41,887
IPSOS	285	10,623
ITV PLC	24,940	42,785
Jagran Prakashan, Ltd.	329	633
John Wiley & Sons, Inc., Class A (L)	500	19,465
Johnston Press PLC (I)	3,508	757
Journal Communications, Inc., Class A (I)	1,100	5,951
Kabel Deutschland Holding AG	450	33,650
Kinepolis Group NV (I)	53	5,757
Lagardere SCA	829	28,148
Lamar Advertising Company, Class A (I)	800	31,000
Liberty Global, Inc., Class A (I)	570	35,904
Liberty Global, Inc., Series C (I)	453	26,614
Liberty Media Corp. - Liberty
Capital, Series A (I)	1,005	116,590
LIN TV Corp., Class A (I)	700	5,271
Live Nation Entertainment, Inc. (I)(L)	1,976	18,397
Media General, Inc., Class A (I)	500	2,150
Media Prima BHD	9,700	7,423
Mediaset Espana Comunicacion SA	1,438	9,902
Mediaset SpA	4,833	10,062
Meredith Corp. (L)	500	17,225
Mood Media Corp. (I)	103	194

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Morningstar, Inc.	503	$ 31,603
Naspers, Ltd.	1,063	68,301
National CineMedia, Inc.	700	9,891
News Corp., Class A	8,000	204,320
News Corp., Class B (L)	2,394	62,819
NRJ Group	256	2,012
Omnicom Group, Inc.	1,165	58,203
Outdoor Channel Holdings, Inc.	300	2,280
PagesJaunes Groupe (I)	975	2,418
Pearson PLC, ADR	4,443	86,816
Promotora de Informaciones SA (I)	515	161
Publicis Groupe SA	872	52,247
PubliGroupe SA	25	3,933
Quebecor, Inc.	300	11,663
REA Group, Ltd.	226	4,237
Reed Elsevier NV	2,667	39,514
Reed Elsevier PLC, ADR (L)	1,214	51,037
Regal Entertainment Group, Class A (L)	900	12,555
Rightmove PLC	657	15,134
Sanoma OYJ (L)	694	6,831
Schibsted ASA	400	17,058
Scholastic Corp.	400	11,824
Scripps Networks Interactive, Inc., Class A	700	40,544
SES SA	961	27,801
Seven West Media, Ltd.	1,122	1,935
Shaw Communications, Inc., Class B (L)	2,000	45,923
Shochiku Company, Ltd.	1,000	10,266
Singapore Press Holdings, Ltd.	5,000	16,543
Sirius XM Radio, Inc.	7,357	21,262
Sky Network Television, Ltd.	2,275	9,249
SKY Perfect JSAT Holdings, Inc.	16	6,647
Societe d’Edition de Canal Plus	213	1,396
Societe Television Francaise 1	400	4,748
Southern Cross Media Group, Ltd.	7,663	8,415
STW Communications Group, Ltd.	4,307	5,001
Telegraaf Media Groep NV	304	3,230
Ten Network Holdings, Ltd. (I)	18,724	5,711
The EW Scripps Company, Class A (I)	800	8,648
The Interpublic Group of Companies, Inc.	4,800	52,896
The Madison Square Garden, Inc., Class A (I)	625	27,719
The McGraw-Hill Companies, Inc.	1,000	54,670
The New York Times Company, Class A (I)	1,400	11,942
The Walt Disney Company	10,266	511,144
Thomson Reuters Corp.	1,527	44,181
Time Warner Cable, Inc.	1,640	159,392
Time Warner, Inc.	6,317	302,142
Times Media Group, Ltd. (I)	1,017	1,656
Toho Company, Ltd.	100	1,761
Torstar Corp.	400	3,157
Trinity Mirror PLC (I)	1,806	2,785
TV Azteca SA de CV	15,400	10,043
TVN SA	1,226	3,970
UBM PLC	2,888	33,363
Valassis Communications, Inc.	200	5,156
Viacom, Inc., Class B	2,300	121,302
Virgin Media, Inc.	1,400	51,450
Vocento SA (I)	703	951
VODone, Ltd.	30,800	2,991
Wolters Kluwer NV	1,825	37,737
Woongjin Thinkbig Company, Ltd.	440	2,683
World Wrestling
Entertainment, Inc., Class A (L)	500	3,945
WPP PLC, ADR	1,402	102,206

The accompanying notes are an integral part of the financial statements.	36
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Zenrin Company, Ltd.	500	$6,464
Zon Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	2,647	10,437
		4,702,980
Multiline Retail - 0.5%
Aeon Company BHD	1,500	6,906
Big Lots, Inc. (I)(L)	600	17,076
Canadian Tire Corp., Ltd. (L)	400	27,900
David Jones, Ltd. (L)	5,125	12,562
Debenhams PLC	18,950	35,179
Dillard’s, Inc., Class A	500	41,885
Dollar Tree, Inc. (I)	1,400	56,784
Dollarama, Inc.	362	21,461
Don Quijote Company, Ltd.	200	7,327
El Puerto de Liverpool SAB de CV	1,200	12,697
Family Dollar Stores, Inc.	600	38,046
Fred’s, Inc., Class A (L)	300	3,993
Golden Eagle Retail Group, Ltd.	3,000	7,487
H20 Retailing Corp.	1,000	9,280
Hyundai Department Store Company, Ltd.	96	14,304
Hyundai Greenfood Company, Ltd.	450	7,161
Intime Department Store Group Company, Ltd.	7,000	8,299
Isetan Mitsukoshi Holdings, Ltd.	2,600	25,306
J Front Retailing Company, Ltd.	3,000	16,540
J.C. Penney Company, Inc. (L)	2,000	39,420
Kohl’s Corp.	1,942	83,467
Lojas Renner SA	600	23,476
Lotte Shopping Company, Ltd.	69	24,367
Macy’s, Inc.	2,500	97,550
Marks & Spencer Group PLC	7,943	49,522
Marui Group Company, Ltd.	1,500	12,003
Matsuya Company, Ltd. (I)	500	5,070
Mitra Adiperkasa Tbk PT	6,000	4,201
Mothercare PLC (I)	561	3,099
Myer Holdings, Ltd. (L)	6,514	14,696
New World Department Store China, Ltd.	8,000	5,208
Next PLC	566	34,934
Nordstrom, Inc.	1,300	69,550
Parkson Holdings BHD	5,712	9,752
PCD Stores Group, Ltd.	16,000	1,965
PPR	344	64,116
Ramayana Lestari Sentosa Tbk PT	106,000	13,471
Ripley Corp. SA	7,726	7,381
Saks, Inc. (I)(L)	1,600	16,816
Sears Canada, Inc.	257	2,588
Sears Holdings Corp. (I)(L)	600	24,816
Shinsegae Company, Ltd.	42	8,599
Stockmann OYJ ABP, Series B	271	4,881
Target Corp.	3,500	207,095
The Reject Shop, Ltd.	168	2,626
Tuesday Morning Corp. (I)	900	5,625
Woolworths Holdings, Ltd.	4,691	39,401
		1,245,888
Specialty Retail - 1.6%
Aaron’s, Inc.	650	18,382
ABC-MART, Inc.	100	4,347
Abercrombie & Fitch Company, Class A	600	28,782
Advance Auto Parts, Inc.	500	36,175
Aeropostale, Inc. (I)	697	9,068
American Eagle Outfitters, Inc.	1,879	38,538
Americas Car-Mart, Inc. (I)	200	8,104
ANN, Inc. (I)	300	10,152

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Aoyama Trading Company, Ltd.	300	$5,764
ARB Corp., Ltd.	509	5,777
Asbury Automotive Group, Inc. (I)	500	16,015
Ascena Retail Group, Inc. (I)	1,600	29,584
Automotive Holdings Group	166	574
AutoNation, Inc. (I)	600	23,820
AutoZone, Inc. (I)	100	35,443
Barnes & Noble, Inc. (I)(L)	1,000	15,090
Bed Bath & Beyond, Inc. (I)	1,092	61,054
Belle International Holdings, Ltd.	17,000	37,543
Best Buy Company, Inc. (L)	3,100	36,735
Best Denki Company, Ltd. (I)	500	833
Beter Bed Holding NV	234	4,105
Big 5 Sporting Goods Corp.	400	5,240
Bilia AB	225	3,246
BMTC Group, Inc., Class A (I)	200	2,915
Brown Shoe Company, Inc. (L)	800	14,696
Build-A-Bear Workshop, Inc. (I)	600	2,292
Cabela’s, Inc. (I)(L)	800	33,400
CarMax, Inc. (I)(L)	1,700	63,818
Casual Male Retail Group, Inc. (I)	800	3,360
Charles Voegele Holding AG (I)	176	3,187
Chico’s FAS, Inc.	1,500	27,690
Chiyoda Company, Ltd.	200	5,003
Cia Hering	800	16,538
Citi Trends, Inc. (I)	300	4,128
Clas Ohlson AB	376	5,005
Conn’s, Inc. (I)	988	30,312
Darty PLC	3,019	2,793
DCM Holdings Company, Ltd.	1,400	9,188
Delticom AG	67	2,857
Destination Maternity Corp.	200	4,312
Dick’s Sporting Goods, Inc. (L)	600	27,294
Dickson Concepts International, Ltd.	7,500	3,991
Dixons Retail PLC (I)(L)	27,929	12,953
DSW, Inc., Class A	286	18,787
Dufry Group AG (I)	164	21,701
Dunelm Group PLC	675	7,894
EDION Corp.	500	2,213
Esprit Holdings, Ltd.	10,969	15,365
Etam Developpement SA (I)	97	2,132
Express, Inc. (I)	700	10,563
Fast Retailing Company, Ltd.	200	50,795
Fielmann AG	101	9,732
Foot Locker, Inc.	2,300	73,876
Fourlis Holdings SA (I)	160	418
GameStop Corp., Class A (L)	1,000	25,090
Genesco, Inc. (I)	400	22,000
Giordano International, Ltd.	8,000	7,742
GNC Holdings, Inc., Class A	900	29,952
GOME Electrical
Appliances Holdings, Ltd. (I)	74,000	8,962
Group 1 Automotive, Inc. (L)	491	30,437
Grupo Elektra SA de CV	125	5,309
Guess?, Inc. (L)	800	19,632
Halfords Group PLC	1,000	5,428
Haverty Furniture Companies, Inc.	300	4,893
Hennes & Mauritz AB, B Shares	2,486	86,387
Hibbett Sports, Inc. (I)(L)	400	21,080
Hot Topic, Inc. (L)	1,000	9,650
Howden Joinery Group PLC	6,088	17,286
Inditex SA	970	135,895
JB Hi-Fi, Ltd.	480	5,190

The accompanying notes are an integral part of the financial statements.	37
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
JD Group, Ltd.	2,907	$15,389
Jos A. Bank Clothiers, Inc. (I)(L)	300	12,774
JUMBO SA	213	1,685
Kingfisher PLC	14,651	67,671
Kirkland’s, Inc. (I)	500	5,295
Kohnan Shoji Company, Ltd.	300	3,658
Leon’s Furniture, Ltd.	300	3,918
Lewis Group, Ltd.	1,301	10,612
Limited Brands, Inc.	1,000	47,060
Lowe’s Companies, Inc.	7,489	266,009
MarineMax, Inc. (I)	200	1,788
Mobilezone Holding AG	918	9,721
Monro Muffler Brake, Inc. (L)	300	10,491
New York & Company, Inc. (I)	200	762
Nishimatsuya Chain Company, Ltd.	100	791
Nitori Holdings Company, Ltd.	50	3,660
O’Reilly Automotive, Inc. (I)	900	80,478
OfficeMax, Inc.	1,000	9,760
Orchard Supply Hardware
Stores Corp., Class A (I)	49	363
OSIM International, Ltd.	1,000	1,422
Paris Miki, Inc.	800	4,214
Pendragon PLC (I)	26,477	7,219
Penske Automotive Group, Inc.	1,200	36,108
PetSmart, Inc.	700	47,838
Pier 1 Imports, Inc.	900	18,000
Point, Inc.	250	9,116
Praktiker AG (I)(L)	838	1,272
Premier Investments, Ltd.	906	6,182
RadioShack Corp. (L)	1,730	3,668
Reitmans Canada, Ltd., Class A	500	6,057
Rent-A-Center, Inc.	500	17,180
RONA, Inc.	1,300	13,945
Ross Stores, Inc.	1,800	97,470
Sally Beauty Holdings, Inc. (I)(L)	1,509	35,567
Select Comfort Corp. (I)	500	13,085
Shimamura Company, Ltd.	200	19,369
Shoe Carnival, Inc.	450	9,221
Signet Jewelers, Ltd.	876	46,778
Sonic Automotive, Inc., Class A (L)	600	12,534
Stage Stores, Inc.	500	12,390
Staples, Inc. (L)	6,225	70,965
Stein Mart, Inc.	700	5,278
Super Cheap Auto Group, Ltd.	1,220	12,629
Super Group, Ltd. (I)	7,139	14,338
Systemax, Inc.	700	6,755
The Buckle, Inc. (L)	350	15,624
The Cato Corp., Class A (L)	400	10,972
The Children’s Place Retail Stores, Inc. (I)	200	8,858
The Finish Line, Inc., Class A (L)	300	5,679
The Foschini Group, Ltd.	1,414	23,547
The Gap, Inc.	3,128	97,093
The Home Depot, Inc.	12,404	767,187
The Men’s Wearhouse, Inc. (L)	600	18,696
The Pep Boys - Manny, Moe & Jack (L)	1,100	10,813
The Wet Seal, Inc., Class A (I)	2,000	5,520
Thorn Group, Ltd.	3,594	7,572
Tiffany & Company (L)	700	40,138
TJX Companies, Inc.	3,230	137,114
Tractor Supply Company	400	35,344
Truworths International, Ltd.	2,007	26,017
Ulta Salon Cosmetics & Fragrance, Inc.	356	34,981
Urban Outfitters, Inc. (I)	1,100	43,296

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Valora Holding AG	66	$13,370
Vitamin Shoppe, Inc. (I)(L)	300	17,208
West Marine, Inc. (I)	300	3,225
WH Smith PLC	730	8,152
Williams-Sonoma, Inc.	900	39,393
Yamada Denki Company, Ltd. (L)	430	16,582
Zale Corp. (I)(L)	300	1,233
		3,826,611
Textiles, Apparel & Luxury Goods - 0.7%
361 Degrees International, Ltd.	9,000	2,611
Adidas AG	972	86,623
Anta Sports Products, Ltd.	1,000	894
Asics Corp.	1,000	15,235
Billabong International, Ltd. (L)	6,621	5,766
Bombay Rayon Fashions, Ltd. (I)	71	317
Bosideng International Holdings, Ltd.	32,000	9,543
Burberry Group PLC	1,623	33,230
Carter’s, Inc. (I)(L)	800	44,520
China Dongxiang Group Company	27,000	3,644
Christian Dior SA	189	32,675
Cie Financiere Richemont SA	1,933	154,569
Coach, Inc.	1,300	72,163
Columbia Sportswear Company (L)	400	21,344
Crocs, Inc. (I)	900	12,951
Daphne International Holdings, Ltd.	10,000	13,853
Deckers Outdoor Corp. (I)	400	16,108
Fila Korea, Ltd.	67	4,015
Fossil, Inc. (I)	407	37,892
G-III Apparel Group, Ltd. (I)(L)	200	6,846
Geox SpA (L)	1,356	3,921
Gerry Weber International AG	118	5,695
Gildan Activewear, Inc.	600	21,914
Grendene SA	1,900	15,397
Gunze, Ltd.	3,000	7,840
Handsome Company, Ltd.	150	4,140
Hanesbrands, Inc. (I)	800	28,656
Hermes International SA	30	8,967
IC Companys A/S	52	1,233
Iconix Brand Group, Inc. (I)	200	4,464
Japan Wool Textile Company, Ltd.	1,000	6,507
Kurabo Industries, Ltd.	3,000	5,122
LG Fashion Corp.	100	2,939
Li Ning Company, Ltd. (I)	5,000	3,313
LPP SA	4	5,885
Lululemon Athletica, Inc. (I)	664	50,617
Luxottica Group SpA	390	16,205
Luxottica Group SpA, ADR	10	414
LVMH Moet Hennessy Louis Vuitton SA	682	127,089
Maidenform Brands, Inc. (I)	400	7,796
Makalot Industrial Company, Ltd.	1,000	3,119
Ming Fung Jewellery Group, Ltd. (I)	90,000	4,065
Movado Group, Inc.	300	9,204
New Wave Group AB	1,015	3,953
NG2 SA	20	472
NIKE, Inc., Class B	2,756	142,210
Onward Holdings Company, Ltd.	1,000	7,546
Oxford Industries, Inc.	100	4,636
Peak Sport Products Company, Ltd.	8,000	1,577
Perry Ellis International, Inc. (L)	200	3,980
Ports Design, Ltd.	2,500	2,000
Pou Chen Corp.	11,596	12,214
PVH Corp.	700	77,707
Quiksilver, Inc. (I)	1,800	7,650

The accompanying notes are an integral part of the financial statements.	38
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	300	$44,976
RG Barry Corp.	344	4,874
Ruentex Industries, Ltd.	730	1,818
Safilo Group SpA (I)	447	3,944
Sanyo Shokai, Ltd.	1,000	2,665
Seiko Holdings Corp. (I)	1,000	2,395
Seiren Company, Ltd.	500	3,122
Shinkong Textile Company, Ltd.	1,000	1,397
Skechers U.S.A., Inc., Class A (I)	400	7,400
Stella International Holdings, Ltd.	4,000	10,843
Steven Madden, Ltd. (I)	450	19,022
Taiwan Paiho, Ltd.	3,210	1,957
Texhong Textile Group, Ltd. (I)	12,000	7,473
The Jones Group, Inc.	1,300	14,378
The Swatch Group AG	69	6,026
The Swatch Group AG (Bearer Shares)	111	57,124
The Warnaco Group, Inc. (I)	400	28,628
Tod’s SpA	46	5,865
Toyobo Company, Ltd.	10,000	14,304
True Religion Apparel, Inc. (L)	400	10,168
TSI Holdings Company, Ltd.	1,000	5,780
Under Armour, Inc., Class A (I)	800	38,824
Unifi, Inc. (I)	466	6,063
Unitika, Ltd. (I)	1,000	547
Van de Velde NV (I)	98	4,432
Vera Bradley, Inc. (I)(L)	400	10,040
VF Corp. (L)	361	54,500
Wacoal Holdings Corp.	1,000	10,350
Weiqiao Textile Company, H Shares	11,000	4,361
XTEP International Holdings	14,500	6,275
Youngone Holdings Company, Ltd.	130	7,259
Yue Yuen Industrial Holdings, Ltd.	4,000	13,504
		1,593,560
		21,673,339
Consumer Staples - 5.9%
Beverages - 1.2%
A.G.Barr PLC	2,037	16,369
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,058	15,269
Anheuser-Busch InBev NV	2,015	176,088
Arca Continental SAB de CV	2,239	16,668
Asahi Group Holdings, Ltd.	1,100	23,317
Baron de Ley SA (I)	66	3,964
Beam, Inc.	1,405	85,831
Britvic PLC	1,286	8,520
Brown-Forman Corp., Class B	675	42,694
C&C Group PLC	2,122	13,053
Carlsberg A/S	502	49,354
Central European Distribution Corp. (I)(L)	400	868
Cia Cervecerias Unidas SA, ADR (L)	568	17,950
Coca Cola Hellenic
Bottling Company S.A.,ADR	1,000	23,570
Coca-Cola Amatil, Ltd.	2,260	31,774
Coca-Cola Bottling Company Consolidated	100	6,650
Coca-Cola Enterprises, Inc.	2,700	85,671
Coca-Cola Femsa SAB de CV, ADR (L)	140	20,866
Coca-Cola West Company, Ltd.	700	10,778
Companhia de Bebidas das Americas, ADR	2,300	96,577
Constellation Brands, Inc., Class A (I)	2,001	70,815
Cott Corp.	800	6,434
Davide Campari Milano SpA	2,064	15,853
Diageo PLC, ADR	1,505	175,453
Dr. Pepper Snapple Group, Inc. (L)	1,300	57,434

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Beverages (continued)
Fomento Economico Mexicano SAB
de CV, ADR	600	$60,420
Grupo Modelo SAB de CV	1,300	11,661
Guinness Anchor BHD	1,000	5,430
Heineken NV	837	55,830
Hey Song Corp.	2,000	2,663
Hite Jinro Company, Ltd.	291	8,287
Hitejinro Holdings Company, Ltd.	51	781
ITO EN, Ltd.	400	7,345
Kirin Holdings Company, Ltd.	4,000	47,002
Laurent-Perrier SA	19	1,756
Lotte Chilsung Beverage Company, Ltd.	10	14,188
Mikuni Coca-Cola Bottling Company, Ltd.	1,000	9,413
Molson Coors Brewing Company, Class B	1,400	59,906
Monster Beverage Corp. (I)	1,000	52,880
National Beverage Corp. (L)	651	9,498
Olvi OYJ	100	2,597
PepsiCo, Inc.	6,334	433,436
Pernod-Ricard SA	806	94,775
Remy Cointreau SA	197	21,536
Royal Unibrew A/S	164	14,289
SABMiller PLC	2,908	136,874
Sapporo Holdings, Ltd.	2,000	6,464
The Coca-Cola Company	16,558	600,228
Treasury Wine Estates, Ltd.	2,862	14,094
Tsingtao Brewery Company, Ltd., H Shares	2,000	11,911
United Spirits, Ltd.	763	26,449
Vina Concha Y Toro SA, ADR	300	11,484
		2,793,017
Food & Staples Retailing - 1.3%
Aeon Company, Ltd.	1,900	21,718
Alimentation Couche Tard, Inc.	600	29,514
Arcs Company, Ltd.	500	10,241
Axfood AB	100	3,787
BIM Birlesik Magazalar AS	412	20,182
Booker Group PLC	1,351	2,161
Carrefour SA	2,897	75,019
Casey’s General Stores, Inc.	400	21,240
Casino Guichard Perrachon SA	268	25,780
Cencosud SA	3,266	17,741
China Resources Enterprises, Ltd.	4,000	14,530
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	500	22,195
Clicks Group, Ltd.	2,382	18,656
Colruyt SA	325	16,137
Costco Wholesale Corp.	1,800	177,786
CP ALL PCL	5,600	8,421
CVS Caremark Corp.	6,742	325,976
Delhaize Group	495	20,072
Distribuidora Internacional
de Alimentacion SA	2,447	15,724
E-Mart Company, Ltd.	121	26,924
Emperia Holding SA	170	3,183
Empire Company, Ltd.	200	11,853
Eurocash SA	556	7,829
FamilyMart Company, Ltd.	300	12,349
George Weston, Ltd.	200	14,211
Greggs PLC	350	2,600
Hakon Invest AB	156	2,836
Harashin Narus Holdings Company, Ltd.	400	7,028
Harris Teeter Supermarkets, Inc.	400	15,424
Heng Tai Consumables Group, Ltd. (I)	7,875	223
Inageya Company, Ltd.	200	2,287

The accompanying notes are an integral part of the financial statements.	39
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Ingles Markets, Inc., Class A	100	$1,726
Izumiya Company, Ltd.	1,000	5,090
J Sainsbury PLC	7,516	42,288
Jeronimo Martins SGPS SA	1,266	24,430
Kesko OYJ, B Shares	469	15,373
Koninklijke Ahold NV	4,990	66,281
Lawson, Inc.	300	20,392
Lianhua Supermarket Holdings Company, Ltd.,
H Shares	5,000	4,807
Liquor Stores N.A., Ltd.	149	2,780
Loblaw Companies, Ltd.	500	21,077
Massmart Holdings, Ltd.	579	13,086
Matsumotokiyoshi Holdings Company, Ltd.	500	11,805
Metcash, Ltd.	4,536	15,796
Metro AG	661	18,324
Metro, Inc. (L)	500	31,834
Nash Finch Company	200	4,256
Organizacion Soriana SAB de CV, Series B	5,100	19,451
Pick’n Pay Stores, Ltd.	1,977	10,449
President Chain Store Corp.	2,000	10,727
Pricesmart, Inc. (L)	300	23,115
Raia Drogasil SA	1,300	14,695
Rallye SA	382	12,834
Safeway, Inc. (L)	2,000	36,180
Seven & I Holdings Company, Ltd.	2,900	81,620
Shoppers Drug Mart Corp. (L)	1,116	48,019
Shoprite Holdings, Ltd.	1,492	36,262
Shufersal, Ltd.	1,097	3,096
Sligro Food Group NV	122	3,513
Spartan Stores, Inc.	200	3,072
SUPERVALU, Inc.	2,900	7,163
Susser Holdings Corp. (I)(L)	200	6,898
Sysco Corp. (L)	2,459	77,852
Taiwan TEA Corp.	18,218	9,967
Tesco PLC	27,713	152,236
The Andersons, Inc.	300	12,870
The Fresh Market, Inc. (I)	200	9,618
The Kroger Company	3,240	84,305
The Pantry, Inc. (I)	300	3,639
The Spar Group, Ltd.	1,244	19,365
Tsuruha Holdings, Inc.	200	15,688
United Natural Foods, Inc. (I)	500	26,795
UNY Company, Ltd.	1,000	7,427
Valor Company, Ltd.	500	7,841
Wal-Mart de Mexico SAB de CV	12,014	39,203
Wal-Mart Stores, Inc.	7,655	522,301
Walgreen Company	4,220	156,182
Weis Markets, Inc.	300	11,751
Wesfarmers, Ltd.	4,414	170,329
Whole Foods Market, Inc.	700	63,931
WM Morrison Supermarkets PLC	12,393	53,007
Woolworths, Ltd.	3,379	103,276
X5 Retail Group NV, GDR (I)	473	8,487
Yokohama Reito Company, Ltd.	1,000	7,026
		3,133,162
Food Products - 1.8%
AarhusKarlshamn AB	127	5,403
Afgri, Ltd.	8,620	5,427
Ajinomoto Company, Inc.	2,000	26,462
Alico, Inc.	100	3,663
Archer-Daniels-Midland Company	4,059	111,176
Aryzta AG	591	30,323
Asian Bamboo AG (L)	217	1,502

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Asian Citrus Holdings, Ltd.	1,000	$476
Associated British Foods PLC	1,953	49,712
Astra Agro Lestari Tbk PT	2,000	4,103
Astral Foods, Ltd.	425	5,188
Atria PLC	525	4,344
Austevoll Seafood ASA	935	4,791
AVI, Ltd.	4,242	29,926
B&G Foods, Inc.	100	2,831
Bakrie Sumatera Plantations Tbk PT	124,000	1,200
Barry Callebaut AG	15	14,484
Binggrae Company, Ltd.	108	11,343
Bisi International PT	47,500	3,909
Bonduelle SCA	60	5,658
Bongrain SA	43	2,602
Boulder Brands, Inc. (I)	1,172	15,119
BRF - Brasil Foods SA, ADR	2,654	56,026
Bunge, Ltd.	1,500	109,035
Calavo Growers, Inc.	300	7,563
Campbell Soup Company (L)	1,544	53,870
Campofrio Food Group SA (I)	204	1,310
Chaoda Modern Agriculture Holdings, Ltd. (I)	28,480	1,025
Charoen Pokphand Foods PCL	9,600	10,592
Charoen Pokphand Indonesia Tbk PT	44,500	17,001
China Agri-Industries Holdings, Ltd.	13,000	7,311
China Foods, Ltd.	6,000	5,561
China Green Holdings, Ltd. (I)	3,000	604
China Huiyuan Juice Group, Ltd. (I)	11,000	4,067
China Mengniu Dairy Company, Ltd.	8,000	22,762
China Yurun Food Group, Ltd. (I)(L)	10,000	7,451
CJ CheilJedang Corp.	55	18,268
ConAgra Foods, Inc.	3,800	112,100
Copeinca ASA	560	4,132
CSM NV	366	7,870
Dairy Crest Group PLC	1,305	8,119
Danone SA	1,684	111,261
Darling International, Inc. (I)	1,200	19,248
DE Master Blenders 1753 NV (I)	2,200	25,590
Dean Foods Company (I)	2,300	37,973
Deoleo SA (I)	2,018	731
Diamond Foods, Inc. (L)	300	4,101
Dydo Drinco, Inc.	100	4,055
East Asiatic Company, Ltd. A/S	298	5,023
Ebro Foods SA	866	17,455
Elders, Ltd. (I)	1,707	208
Empresas Iansa SA	65,744	4,808
Flowers Foods, Inc.	1,450	33,742
Fresh Del Monte Produce, Inc.	538	14,176
Fuji Oil Company, Ltd.	400	5,784
General Mills, Inc.	2,900	117,189
Genting Plantations BHD	2,500	7,380
Glanbia PLC (Dublin Exchange)	1,295	14,485
Global Bio-Chem Technology
Group Company, Ltd.	14,000	1,618
Golden Agri-Resources, Ltd.	35,000	18,842
Goodman Fielder, Ltd. (I)	25,003	16,234
GrainCorp., Ltd.	1,190	15,337
Green Mountain Coffee Roasters, Inc. (I)	950	39,292
Greencore Group PLC	975	1,621
Gruma SAB de CV, ADR (I)	200	2,434
Grupo Bimbo SAB de CV	7,300	18,902
Grupo Herdez SAB de CV	2,700	8,301
Grupo Nutresa SA	700	10,087
H.J. Heinz Company	1,202	69,331

The accompanying notes are an integral part of the financial statements.	40
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Hillshire Brands Company	440	$12,382
Hormel Foods Corp. (L)	1,694	52,870
House Food Corp.	500	7,538
Illovo Sugar, Ltd.	1,857	6,485
Indofood Agri Resources, Ltd.	4,000	4,408
Indofood Sukses Makmur Tbk PT	31,000	18,844
Industrias Bachoco SAB de CV, ADR	383	10,693
Ingredion, Inc.	700	45,101
IOI Corp. BHD	11,153	18,599
J&J Snack Foods Corp.	190	12,149
Japfa Comfeed Indonesia Tbk PT	4,000	2,559
JBS SA (I)	2,900	8,612
Kagome Company, Ltd.	200	3,818
Kameda Seika Company, Ltd.	400	9,022
Keck Seng Malaysia BHD	2,700	4,032
Kellogg Company	928	51,829
Kernel Holding SA (I)	123	2,667
Kerry Group PLC	639	33,919
Kewpie Corp.	900	12,422
KEY Coffee, Inc.	300	5,376
Kikkoman Corp.	1,000	14,285
Kraft Foods Group, Inc.	2,841	129,180
Kuala Lumpur Kepong BHD	1,300	10,227
KWS Saat AG	30	9,643
Lancaster Colony Corp. (L)	200	13,838
Lifeway Foods, Inc. (L)	200	1,748
Lotte Confectionery Company, Ltd.	5	7,638
M Dias Branco SA	300	11,508
Maple Leaf Foods, Inc. (L)	1,300	15,644
Marfrig Alimentos SA (I)	1,000	4,242
Marine Harvest ASA (I)	21,345	19,782
Marudai Food Company, Ltd.	2,000	6,622
Maruha Nichiro Holdings, Inc.	3,000	5,234
Mayora Indah Tbk PT	5,000	10,392
McCormick & Company, Inc., Non-
Voting Shares	800	50,824
Mead Johnson Nutrition Company	800	52,712
Megmilk Snow Brand Company, Ltd.	500	7,842
MEIJI Holdings Company, Ltd.	500	21,671
Mondelez International, Inc., Class A	8,525	217,132
Morinaga Milk Industry Company, Ltd.	3,000	9,598
Namyang Dairy Products Company, Ltd.	12	10,561
Nestle India, Ltd.	107	9,734
Nestle Malaysia BHD	400	8,253
Nestle SA	9,400	612,637
NICHIREI Corp.	2,000	10,448
Nippon Flour Mills Company, Ltd.	1,000	4,043
Nippon Meat Packers, Inc.	1,000	13,767
Nippon Suisan Kaisha, Ltd.	1,200	2,483
Nisshin Oillio Group, Ltd.	2,000	7,391
Nisshin Seifun Group, Inc.	1,500	18,770
Nissin Food Products Company, Ltd.	300	11,375
NongShim Company, Ltd.	25	6,368
Nutreco Holding NV	199	17,015
Oceanus Group, Ltd. (I)	21,000	574
Orion Corp.	21	21,596
Osem Investments, Ltd.	13	224
Parmalat SpA	324	757
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	13,500	3,275
Pilgrim’s Pride Corp. (I)	2,656	19,256
Pioneer Foods, Ltd.	1,044	8,303
Post Holdings, Inc. (I)	300	10,275

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
PPB Group BHD	2,500	$9,495
Premier Foods PLC (I)	5,155	9,459
Ralcorp Holdings, Inc. (I)	400	35,860
REI Agro, Ltd.	10,562	2,071
Ridley Corp., Ltd.	3,902	4,465
Sampoerna Agro Tbk PT	18,000	4,705
Samyang Holdings Corp.	135	8,984
Sanderson Farms, Inc.	200	9,510
Sao Martinho SA	500	6,758
Saputo, Inc.	500	25,289
Seneca Foods Corp., Class A (I)	200	6,080
Shenguan Holdings Group, Ltd.	8,000	4,357
Sipef SA	36	2,820
SLC Agricola SA	200	1,941
Smithfield Foods, Inc. (I)	1,200	25,884
Snyders-Lance, Inc.	900	21,699
Tata Global Beverages, Ltd.	3,900	11,420
Tate & Lyle PLC	2,335	28,955
The Hain Celestial Group, Inc. (I)	500	27,110
The Hershey Company	600	43,332
The J.M. Smucker Company	1,000	86,240
Tiger Brands, Ltd.	908	34,963
Tingyi Cayman Islands Holding Corp.	10,000	27,846
Tongaat Hulett, Ltd.	519	8,258
TreeHouse Foods, Inc. (I)	200	10,426
Tyson Foods, Inc., Class A	2,900	56,260
Uni-President Enterprises Corp.	15,107	27,789
Unilever NV	4,041	152,482
Unilever PLC, ADR	3,146	121,813
Viscofan SA	232	12,945
Vitasoy International Holdings, Ltd.	2,000	2,055
Want Want China Holdings, Ltd.	27,000	37,616
Wilmar International, Ltd.	7,000	19,347
Yakult Honsha Company, Ltd.	300	13,146
Yamazaki Baking Company, Ltd.	1,000	11,137
		4,072,226
Household Products - 0.7%
Central Garden & Pet Company (I)	400	4,008
Central Garden & Pet Company, Class A (I)	300	3,135
Church & Dwight Company, Inc.	1,000	53,570
Colgate-Palmolive Company	1,828	191,099
Energizer Holdings, Inc.	500	39,990
Henkel AG & Company, KGaA	449	30,752
Hindustan Unilever, Ltd.	1,743	16,735
Kimberly-Clark Corp. (L)	1,600	135,088
Kimberly-Clark de Mexico SAB de CV	9,000	23,116
LG Household & Health Care, Ltd.	26	15,998
Lion Corp.	1,000	5,071
McBride PLC	3,988	8,657
NVC Lighting Holdings, Ltd.	3,000	789
PZ Cussons PLC	1,458	9,045
Reckitt Benckiser Group PLC	1,506	94,341
Spectrum Brands Holdings, Inc.	600	26,958
The Clorox Company	600	43,932
The Procter & Gamble Company	14,877	1,010,000
Unicharm Corp.	200	10,411
Vinda International Holdings, Ltd.	3,000	4,142
WD-40 Company	94	4,428
		1,731,265
Personal Products - 0.2%
Aderans Company, Ltd. (I)	200	2,642
Amorepacific Corp.	14	15,916

The accompanying notes are an integral part of the financial statements.	41
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
AMOREPACIFIC Group	43	$18,821
Atrium Innovations, Inc. (I)	65	781
Avon Products, Inc. (L)	2,800	40,208
Beiersdorf AG	429	35,054
Blackmores, Ltd.	69	2,412
Colgate-Palmolive India, Ltd.	468	13,399
Dabur India, Ltd.	4,276	10,060
Elizabeth Arden, Inc. (I)	300	13,503
Fancl Corp.	300	3,129
Gillette India, Ltd.	134	6,049
Hengan International Group Company, Ltd.	4,000	36,076
Herbalife, Ltd. (L)	600	19,764
Hypermarcas SA (I)	1,400	11,597
Inter Parfums, Inc.	500	9,730
Jinchuan Group International
Resources Company, Ltd. (I)	7,000	1,636
Kao Corp.	1,600	41,687
Kobayashi Pharmaceutical Company, Ltd.	200	9,497
Kose Corp.	200	4,180
L’Oreal SA	506	70,683
Natura Cosmeticos SA	600	17,216
Nu Skin Enterprises, Inc., Class A (L)	700	25,935
Nutraceutical International Corp.	300	4,962
Prestige Brands Holdings, Inc. (I)	1,300	26,039
Procter & Gamble Hygiene &
Health Care, Ltd.	55	2,763
Revlon, Inc., Class A (I)	600	8,700
Shiseido Company, Ltd.	1,400	19,687
The Estee Lauder Companies, Inc., Class A	1,000	59,860
USANA Health Sciences, Inc. (I)	200	6,586
		538,572
Tobacco - 0.7%
Alliance One International, Inc. (I)	2,600	9,464
Altria Group, Inc.	8,164	256,513
British American Tobacco Malaysia BHD	800	16,239
British American Tobacco PLC, ADR (L)	2,442	247,253
Gudang Garam Tbk PT	2,000	11,719
Imperial Tobacco Group PLC	2,651	102,368
Imperial Tobacco Group, ADR	219	16,970
ITC, Ltd.	6,318	33,052
Japan Tobacco, Inc.	2,600	73,298
KT&G Corp.	357	27,074
Lorillard, Inc.	500	58,335
Philip Morris International, Inc.	7,527	629,558
Reynolds American, Inc. (L)	1,500	62,145
Souza Cruz SA	2,000	30,287
Swedish Match AB	675	22,735
Universal Corp. (L)	150	7,487
Vector Group, Ltd. (L)	1,226	18,231
		1,622,728
		13,890,970
Energy - 7.3%
Energy Equipment & Services - 1.1%
Aker ASA, Series A	250	9,597
Aker Solutions ASA	700	14,405
AMEC PLC	2,895	47,365
Archer, Ltd. (I)	243	202
Atwood Oceanics, Inc. (I)	600	27,474
Baker Hughes, Inc.	2,588	105,694
Basic Energy Services, Inc. (I)(L)	600	6,846
BGR Energy Systems, Ltd.	542	2,618

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Bourbon SA	210	$5,777
Bristow Group, Inc.	400	21,464
BW Offshore, Ltd.	2,640	2,449
Calfrac Well Services, Ltd.	200	5,037
Cameron International Corp. (I)	1,100	62,106
Canyon Services Group, Inc.	650	7,417
China Oilfield Services, Ltd., H Shares	10,000	20,681
Cie Generale de Geophysique-Veritas (I)	928	27,969
Compagnie Generale de Geophysique-
Veritas, ADR (L)	435	13,276
Core Laboratories NV	83	9,073
Dawson Geophysical Company (I)	200	5,276
Diamond Offshore Drilling, Inc. (L)	1,200	81,552
Dockwise, Ltd. (I)	60	1,458
DOF ASA (I)(L)	400	1,949
Dresser-Rand Group, Inc. (I)	600	33,684
Dril-Quip, Inc. (I)	300	21,915
Enerflex, Ltd.	500	6,022
Exterran Holdings, Inc. (I)(L)	1,200	26,304
Farstad Shipping ASA	96	2,220
FMC Technologies, Inc. (I)	1,300	55,679
Fred Olsen Energy ASA	80	3,499
Fugro NV	672	39,366
Gulf Islands Fabrication, Inc.	100	2,403
Gulfmark Offshore, Inc., Class A	400	13,780
Halliburton Company	4,800	166,512
Heckmann Corp. (I)(L)	1,600	6,448
Helix Energy Solutions Group, Inc. (I)	900	18,576
Helmerich & Payne, Inc.	1,100	61,611
Hornbeck Offshore Services, Inc. (I)	600	20,604
Hunting PLC	1,178	15,389
IG Seismic Services PLC, GDR (I)	11	204
Integra Group Holdings, GDR (I)	532	224
ION Geophysical Corp. (I)	1,500	9,765
John Wood Group PLC	3,042	35,943
Key Energy Services, Inc. (I)	1,400	9,730
KNM Group BHD (I)	6,100	909
Kvaerner ASA	700	2,050
Lamprell PLC	243	371
Lufkin Industries, Inc. (L)	400	23,252
Lupatech SA (I)	100	81
Matrix Service Company (I)	500	5,750
McDermott International, Inc. (I)	1,600	17,632
Modec, Inc.	100	2,169
Nabors Industries, Ltd. (I)	2,700	39,015
National Oilwell Varco, Inc.	2,601	177,778
Natural Gas Services Group, Inc. (I)	100	1,642
Newpark Resources, Inc. (I)(L)	1,011	7,936
Noble Corp.	1,023	35,621
North American Energy Partners, Inc. (I)	700	2,336
Oceaneering International, Inc.	800	43,032
Oil States International, Inc. (I)	500	35,770
Parker Drilling Company (I)	2,500	11,500
Pason Systems, Inc.	600	10,345
Patterson-UTI Energy, Inc. (L)	1,500	27,945
Petrofac, Ltd.	1,318	35,708
Petroleum Geo-Services ASA	1,029	17,804
Pioneer Energy Services Corp. (I)	900	6,534
Precision Drilling Corp.	1,800	14,875
ProSafe SE	1,104	9,495
RigNet, Inc. (I)	200	4,086
Rowan Companies PLC, Class A (I)	1,100	34,397
RPC, Inc. (L)	1,650	20,196

The accompanying notes are an integral part of the financial statements.	42
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Saipem SpA	1,324	$51,368
Sapurakencana Petroleum BHD (I)	31,269	32,351
Savanna Energy Services Corp.	400	2,887
SBM Offshore NV (I)	691	9,794
Schlumberger, Ltd.	6,129	424,678
Schoeller-Bleckmann Oilfield Equipment AG	46	4,832
Seadrill, Ltd.	907	33,427
Sevan Marine ASA (I)	512	1,873
ShawCor, Ltd., Class A	600	23,519
Shinko Plantech Company, Ltd.	700	5,526
Siem Offshore, Inc. (I)	1,271	1,753
Songa Offshore SE (I)	1,579	2,132
Subsea 7 SA	1,520	36,354
Superior Energy Services, Inc. (I)	1,006	20,844
Swiber Holdings, Ltd.	6,000	3,018
Technip SA	523	60,213
Tecnicas Reunidas SA	207	9,626
Tenaris SA, ADR (L)	942	39,489
Tesco Corp. (I)	200	2,278
Tidewater, Inc.	600	26,808
TMK OAO, GDR	600	9,326
Total Energy Services, Inc.	400	6,028
Trican Well Service, Ltd.	900	11,871
Unit Corp. (I)	500	22,525
Weatherford International, Ltd. (I)	5,000	55,950
Willbros Group, Inc. (I)	600	3,216
WorleyParsons, Ltd.	854	21,068
		2,540,546
Oil, Gas & Consumable Fuels - 6.2%
Adaro Energy Tbk PT	67,000	11,093
Advantage Oil & Gas, Ltd. (I)	1,400	4,504
Afren PLC (I)	4,344	9,524
Alon USA Energy, Inc.	1,100	19,899
Alpha Natural Resources, Inc. (I)	2,153	20,970
AltaGas, Ltd.	700	23,624
Anadarko Petroleum Corp.	3,300	245,223
Apache Corp.	2,300	180,550
Approach Resources, Inc. (I)	400	10,004
Aquila Resources, Ltd. (I)	871	2,378
ARC Resources, Ltd. (L)	1,233	30,295
Arch Coal, Inc.	1,300	9,516
Aurora Oil and Gas, Ltd. (I)	2,460	9,440
AWE, Ltd. (I)	6,149	7,863
Bangchak Petroleum PCL	6,900	7,162
Bankers Petroleum, Ltd. (I)	700	2,259
Banpu PCL	700	9,428
Bayan Resources Tbk PT	1,500	1,319
Baytex Energy Corp.	438	18,877
Beach Energy, Ltd.	27,483	42,991
Bellatrix Exploration, Ltd. (I)	2,700	11,590
Berry Petroleum Company, Class A (L)	500	16,775
BG Group PLC	11,036	185,055
Bharat Petroleum Corp., Ltd.	1,270	8,280
Bill Barrett Corp. (I)(L)	700	12,453
BlackPearl Resources, Inc. (I)	1,800	5,483
Bonavista Energy Corp. (L)	600	8,939
Bonheur ASA	169	4,147
BP PLC, ADR	12,600	524,664
Brightoil Petroleum Holdings Ltd (I)	17,000	3,463
Bumi Resources Tbk PT	59,500	3,658
Cabot Oil & Gas Corp.	1,900	94,506
Cairn Energy PLC	3,753	16,441
Cairn India, Ltd.	1,480	8,648

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Company (I)	600	$2,820
Caltex Australia, Ltd.	761	15,337
Calvalley Petroleums, Inc. (I)	500	905
Cameco Corp.	2,100	41,358
Canadian Natural Resources, Ltd. (L)	4,550	131,006
Canadian Oil Sands, Ltd.	1,531	31,045
Carrizo Oil & Gas, Inc. (I)(L)	400	8,368
CCX Carvao da Colombia SA (I)	600	609
Celtic Exploration, Ltd. (I)	600	15,858
Cenovus Energy, Inc.	2,056	68,809
Cheniere Energy, Inc. (I)	1,500	28,170
Chennai Petroleum Corp., Ltd.	742	1,861
Chesapeake Energy Corp.	4,400	73,128
Chevron Corp.	12,747	1,378,461
China Aviation Oil Singapore Corp., Ltd.	2,000	1,650
China Coal Energy Company, Ltd., H Shares	29,000	32,424
China Petroleum & Chemical Corp., ADR	719	82,627
China Qinfa Group, Ltd.	4,000	626
China Shenhua Energy Company, Ltd.,
H Shares	11,000	49,147
Chinook Energy, Inc. (I)	716	1,037
Cimarex Energy Company	800	46,184
Clayton Williams Energy, Inc. (I)(L)	300	12,000
Clean Energy Fuels Corp. (I)(L)	1,082	13,471
Cloud Peak Energy, Inc. (I)	700	13,531
CNOOC, Ltd.	2,000	4,392
CNOOC, Ltd., ADR	568	124,960
Cobalt International Energy, Inc. (I)	1,100	27,016
Cockatoo Coal, Ltd. (I)	8,818	1,078
Comstock Resources, Inc. (I)	600	9,078
Concho Resources, Inc. (I)	1,100	88,616
Connacher Oil and Gas, Ltd. (I)	1,300	235
ConocoPhillips	7,097	411,555
CONSOL Energy, Inc. (L)	1,900	60,990
Continental Resources, Inc. (I)	300	22,047
Corridor Resources, Inc. (I)	1,200	857
Cosan SA Industria e Comercio	700	14,390
Cosmo Oil Company, Ltd.	4,000	8,877
Crescent Point Energy Corp. (L)	800	30,256
Crew Energy, Inc. (I)	300	1,957
Crosstex Energy, Inc. (L)	511	7,328
CVR Energy, Inc. (I)	1,100	0
Dart Energy, Ltd. (I)	4,100	699
Delek US Holdings, Inc.	336	8,508
Delta Dunia Makmur Tbk PT (I)	65,000	1,035
Denbury Resources, Inc. (I)	4,023	65,173
Det Norske Oljeselskap ASA (I)	1,244	18,626
Devon Energy Corp.	2,300	119,692
DNO International ASA (I)	4,000	6,751
Dragon Oil PLC	2,521	23,073
Ecopetrol SA, ADR (L)	500	29,835
Empresas COPEC SA	1,573	22,350
Enbridge Income Fund Holdings, Inc.	400	9,703
Enbridge, Inc. (L)	2,368	102,414
Encana Corp. (L)	2,056	40,636
Energen Corp.	700	31,563
Energi Mega Persada Tbk PT (I)	260,500	2,230
Energy Resources of Australia, Ltd. (I)	1,102	1,467
Energy XXI Bermuda, Ltd.	800	25,752
Enerplus Corp. (L)	1,342	17,404
ENI SpA, ADR	4,553	223,734
EnQuest PLC (I)	5,935	11,843
EOG Resources, Inc.	1,801	217,543

The accompanying notes are an integral part of the financial statements.	43
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
EPL Oil & Gas, Inc. (I)	600	$13,530
EQT Corp.	700	41,286
ERG SpA	259	2,631
Essar Oil, Ltd. (I)	3,444	4,442
Essar Shipping, Ltd. (I)	1,514	743
Esso SAF	21	1,499
Etablissements Maurel et Prom SA	451	7,736
Euronav NV (I)	398	2,394
EXCO Resources, Inc. (L)	1,900	12,863
Exxaro Resources, Ltd.	603	12,343
Exxon Mobil Corp.	27,915	2,416,043
Fairborne Energy, Ltd. (I)	400	563
Forest Oil Corp. (I)	1,500	10,035
Formosa Petrochemical Corp.	2,000	5,944
Frontline, Ltd. (I)	400	1,330
FX Energy, Inc. (I)(L)	1,300	5,343
Galp Energia SGPS SA	945	14,681
Gazprom OAO, ADR (London Exchange)	22,231	213,170
Gran Tierra Energy, Inc. (I)	1,700	9,367
Gran Tierra Energy, Inc.
(Toronto Exchange) (I)	49	271
Grupa Lotos SA (I)	726	9,726
GS Holdings Corp.	329	22,280
Gulfport Energy Corp. (I)	600	22,932
Halcon Resources Corp. (I)	579	4,007
Harvest Natural Resources, Inc. (I)(L)	500	4,535
Hellenic Petroleum SA	1,357	13,427
Hess Corp.	1,764	93,421
Hidili Industry International Development, Ltd.	13,000	3,523
Hindustan Petroleum Corp., Ltd.	939	4,996
HollyFrontier Corp.	2,042	95,055
Horizon Oil, Ltd. (I)	30,952	14,044
Husky Energy, Inc. (L)	1,675	49,507
Imperial Oil, Ltd.	750	32,218
Indian Oil Corp., Ltd.	2,260	11,215
Indo Tambangraya Megah Tbk PT	2,000	8,635
Inpex Corp.	9	48,032
IRPC PCL	74,400	10,021
Ivanhoe Energy, Inc. (I)	900	642
Japan Petroleum Exploration Company, Ltd.	200	6,990
JKX Oil & Gas PLC (I)	308	388
JX Holdings, Inc.	10,890	61,335
Keyera Corp.	500	24,746
Kinder Morgan, Inc.	2,660	93,978
King Stone Energy Group, Ltd. (I)	18,000	1,274
Kunlun Energy Company, Ltd.	16,000	33,548
Legacy Oil & Gas, Inc. (I)	800	5,517
Linc Energy, Ltd. (I)	3,876	4,798
Lone Pine Resources, Inc. (I)	918	1,129
Long Run Exploration, Ltd. (I)	125	616
Lukoil OAO, ADR	1,884	125,957
Lundin Petroleum AB (I)	1,302	30,042
Mangalore Refinery and Petrochemicals, Ltd.	2,861	3,179
Marathon Oil Corp.	5,000	153,300
Marathon Petroleum Corp.	1,894	119,322
Maurel & Prom Nigeria (I)	1,051	3,118
McMoRan Exploration Company (I)(L)	1,285	20,624
Medco Energi Internasional Tbk PT	35,000	5,932
MEG Energy Corp. (I)	200	6,120
Mitsuuroko Holdings Company, Ltd.	700	3,854
MOL Hungarian Oil and Gas PLC	133	10,792
Mongolia Energy Company, Ltd. (I)	38,000	1,857
Motor Oil Hellas Corinth Refineries SA	798	8,840

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	1,300	$77,415
Neste Oil OYJ (L)	833	10,861
New Hope Corp., Ltd	1,732	7,585
New Zealand Refining Company, Ltd.	491	1,041
Newfield Exploration Company (I)	1,200	32,136
Nexen, Inc.	2,947	78,719
Niko Resources, Ltd.	400	4,283
Noble Energy, Inc.	800	81,392
Norwegian Energy Company AS (I)	1,197	821
NuVista Energy, Ltd. (I)	800	4,721
Oasis Petroleum, Inc. (I)	700	22,260
Occidental Petroleum Corp.	5,101	390,788
Oil & Natural Gas Corp., Ltd.	855	4,229
Oil Refineries, Ltd. (I)	5,510	2,977
Oil Search, Ltd.	3,817	28,051
OMV AG	732	26,580
Origin Energy, Ltd.	5,053	61,837
Overseas Shipholding Group, Inc. (I)(L)	400	340
PA Resources AB (I)	475	14
Pacific Rubiales Energy Corp.	1,300	30,203
Paladin Resources, Ltd. (I)	5,205	5,725
Paramount Resources, Ltd. (I)	300	9,651
Parkland Fuel Corp.	583	11,095
Paz Oil Company, Ltd.	59	8,871
PDC Energy, Inc. (I)(L)	400	13,284
Peabody Energy Corp.	2,000	53,220
Pembina Pipeline Corp. (L)	1,092	31,244
Pengrowth Energy Trust (L)	2,555	12,715
Penn Virginia Corp.	500	2,205
Penn West Petroleum, Ltd. (L)	3,360	36,481
Perpetual Energy, Inc. (I)	1,900	2,197
PetroBakken Energy, Ltd., Class A	921	9,491
Petrobank Energy & Resources, Ltd. (I)	1,000	12,466
PetroChina Company, Ltd., H Shares	86,000	123,071
Petroleo Brasileiro SA	2,100	20,560
Petroleo Brasileiro SA (Class A), ADR (L)	9,321	179,895
Petroleo Brasileiro SA, ADR	5,382	104,788
Petrominerales, Ltd.	1,014	8,767
Petronas Dagangan BHD	1,700	13,016
Petroquest Energy, Inc. (I)(L)	1,000	4,950
Peyto Exploration & Development Corp.	570	13,174
Phillips 66	3,548	188,399
Pioneer Natural Resources Company	800	85,272
Plains Exploration & Production Company (I)	1,300	61,022
Polski Koncern Naftowy Orlen SA (I)	2,198	35,523
Premier Oil PLC (I)	2,268	12,581
PTT Exploration & Production PCL	4,783	25,643
PTT PCL, Foreign Shares	4,706	51,075
QEP Resources, Inc. (L)	1,607	48,644
Questerre Energy Corp. (I)	3,200	2,252
Quicksilver Resources, Inc. (I)	2,000	5,720
Range Resources Corp.	1,100	69,113
Reliance Industries, Ltd.	5,113	78,981
Repsol SA	2,802	57,544
Rex Energy Corp. (I)(L)	800	10,416
Rosetta Resources, Inc. (I)	500	22,680
Rosneft OAO, GDR	4,354	39,313
Royal Dutch Shell PLC, ADR, Class B	5,107	362,035
Royal Dutch Shell PLC, B Shares	2,979	105,434
S-Oil Corp.	123	12,041
Salamander Energy PLC (I)	742	2,260
San-Ai Oil Company, Ltd.	2,000	8,287
SandRidge Energy, Inc. (I)(L)	4,188	26,594

The accompanying notes are an integral part of the financial statements.	44
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Santos, Ltd.	5,154	$60,361
Saras SpA (I)	2,835	3,713
Sasol, Ltd., ADR	1,678	72,641
SemGroup Corp., Class A (I)	700	27,356
Shell Refining Company Federation of
Malaya BHD	1,100	2,997
Ship Finance International, Ltd. (L)	900	14,967
Sino Oil And Gas Holdings, Ltd. (I)	100,000	2,490
SK Innovation Company, Ltd.	244	40,030
SM Energy Company	700	36,547
SouthGobi Energy Resources, Ltd. (I)	100	206
Southwestern Energy Company (I)	2,600	86,866
Spectra Energy Corp.	3,100	84,878
Sprott Resource Corp.	687	3,004
Statoil ASA	883	22,158
Statoil ASA, ADR	2,628	65,805
Stone Energy Corp. (I)(L)	700	14,364
Suncor Energy, Inc.	7,239	238,049
Swift Energy Company (I)	500	7,695
Talisman Energy, Inc.	3,900	44,109
Targa Resources Corp.	500	26,420
Teekay Corp.	600	19,260
Tesoro Corp.	1,200	52,860
Tethys Petroleum, Ltd. (I)	400	209
Thai Oil PCL	7,000	15,446
The Great Eastern Shipping Company, Ltd.	515	2,488
The Williams Companies, Inc.	3,100	101,494
TORC Oil & Gas, Ltd.	300	700
Total SA	6,664	344,912
Total SA, ADR	825	42,908
TransCanada Corp. (L)	2,739	129,474
TransGlobe Energy Corp. (I)	600	5,628
Trilogy Energy Corp.	400	11,706
Tullow Oil PLC	3,282	66,836
Tupras Turkiye Petrol Rafinerileri AS	681	19,702
UEX Corp. (I)	800	475
Ultra Petroleum Corp. (I)(L)	1,300	23,569
Ultrapar Participacoes SA	800	17,951
Ultrapar Participacoes SA, ADR	400	8,912
Uranium One, Inc. (I)(L)	4,000	9,450
USEC, Inc. (I)(L)	2,500	1,325
Vaalco Energy, Inc. (I)(L)	600	5,190
Valero Energy Corp.	4,800	163,776
Vanguarda Agro SA (I)	15,200	3,084
Vanguarda Agro SA (I)	7,643	1,493
Veresen, Inc.	1,100	13,082
Vermilion Energy, Inc. (L)	320	16,719
W&T Offshore, Inc.	500	8,015
Warren Resources, Inc. (I)	900	2,529
Western Refining, Inc. (L)	1,400	39,466
White Energy Company, Ltd.- Australian
Stock Exchange (I)	652	161
Whitehaven Coal, Ltd.	1,593	5,891
Whiting Petroleum Corp. (I)	1,200	52,044
Woodside Petroleum, Ltd.	2,235	79,654
World Fuel Services Corp.	500	20,585
WPX Energy, Inc. (I)	1,633	24,299
Yanchang Petroleum International, Ltd. (I)	19,205	1,403
Yanzhou Coal Mining
Company, Ltd., ADR (L)	900	15,372
Yanzhou Coal Mining Company, Ltd.,
H Shares	2,000	3,378

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Zargon Oil & Gas, Ltd.	455	$3,833
		14,410,685
		16,951,231
Financials - 13.6%
Capital Markets - 1.6%
Aberdeen Asset Management PLC	7,201	42,701
ABG Sundal Collier Holding ASA	5,096	3,960
Affiliated Managers Group, Inc. (I)	500	65,075
AGF Management, Ltd.	756	7,539
Allied Properties HK, Ltd.	20,000	3,724
Altamir Amboise	346	3,383
American Capital, Ltd. (I)	2,631	31,572
Ameriprise Financial, Inc.	2,100	131,523
Ashmore Group PLC	2,022	11,692
Avanza Bank Holding AB	300	6,098
Azimut Holding SpA	1,451	20,936
BinckBank NV	387	3,181
BlackRock, Inc.	675	139,529
Brait SE (I)	5,319	23,110
Calamos Asset Management, Inc., Class A	400	4,228
Canaccord Financial, Inc.
(Toronto Exchange) (L)	1,200	8,083
Capital Securities Corp.	15,403	5,946
Capital Southwest Corp.	100	9,963
CETIP SA - Mercados Organizados	1,100	13,730
China Everbright, Ltd.	8,000	15,725
CI Financial Corp. (L)	800	20,050
Close Brothers Group PLC	1,435	20,150
Cohen & Steers, Inc.	309	9,415
Coronation Fund Managers, Ltd.	4,050	18,975
Cowen Group, Inc., Class A (I)	677	1,659
Credit Suisse Group AG	318	7,979
Credit Suisse Group AG, ADR	5,179	127,196
Daishin Securities Company, Ltd.	870	8,136
Daiwa Securities Group, Inc.	8,000	44,557
Deutsche Bank AG (L)	3,412	151,117
Deutsche Bank AG (German Exchange)	199	8,670
E*TRADE Financial Corp. (I)	2,350	21,033
Eaton Vance Corp. (L)	1,200	38,220
EFG International (L)	308	3,019
Epoch Holding Corp.	35	977
Eugene Investment &
Securities Company, Ltd. (I)	773	1,887
Evercore Partners, Inc., Class A	300	9,057
F&C Asset Management PLC	4,118	6,856
Federated Investors, Inc., Class B (L)	800	16,184
Franklin Resources, Inc.	600	75,420
GAM Holding AG	1,827	25,107
GAMCO Investors, Inc., Class A	100	5,307
Get Nice Holdings, Ltd.	30,000	1,366
GFI Group, Inc.	2,600	8,424
GMP Capital, Inc.	600	3,529
Greenhill & Company, Inc. (L)	300	15,597
Hanwha Investment &
Securities Company, Ltd.	1,080	4,277
Hargreaves Lansdown PLC	1,126	12,512
Harris & Harris Group, Inc. (I)	600	1,980
Henderson Group PLC	3,377	7,493
HFF, Inc., Class A	500	7,450
Hyundai Securities Company, Ltd.	1,170	9,922
ICAP PLC	3,375	17,267
ICG Group, Inc. (I)	800	9,144

The accompanying notes are an integral part of the financial statements.	45
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Ichiyoshi Securities Company, Ltd.	1,100	$7,705
IGM Financial, Inc.	400	16,729
Intermediate Capital Group PLC	1,170	6,146
INTL. FCStone, Inc. (I)(L)	300	5,223
Invesco, Ltd.	5,059	131,989
Investec PLC	3,161	21,530
Investec, Ltd.	1,608	11,233
Investment Technology Group, Inc. (I)	300	2,700
IOOF Holdings, Ltd.	1,604	12,173
Janus Capital Group, Inc. (L)	2,400	20,448
Jefferies Group, Inc. (L)	1,700	31,569
JMP Group, Inc.	400	2,428
Julius Baer Group, Ltd.	1,200	43,174
KBW, Inc.	500	7,650
KIWOOM Securities Company, Ltd.	141	7,808
Knight Capital Group, Inc., Class A (I)	786	2,759
Korea Investment Holdings Company, Ltd.	460	18,446
Legg Mason, Inc.	1,300	33,436
LPL Financial Holdings, Inc.	800	22,528
Macquarie Group, Ltd.	1,925	71,592
Man Group PLC	12,668	16,986
MCG Capital Corp.	700	3,220
Medallion Financial Corp.	300	3,522
Mediobanca SpA	3,919	24,275
Mirae Asset Securities Company, Ltd.	306	10,240
MLP AG	663	4,368
Morgan Stanley	11,761	224,870
NH Investment & Securities Company, Ltd.	597	2,875
Nomura Holdings, Inc.	15,600	92,107
Northern Trust Corp.	2,100	105,336
Okasan Holdings, Inc.	1,000	5,058
Partners Group Holding AG	72	16,630
Peregrine Holdings, Ltd.	3,334	4,490
Perpetual, Ltd.	325	11,835
Piper Jaffray Companies (I)(L)	200	6,426
Platinum Asset Management, Ltd.	1,354	5,619
Proton Bank SA (I)	1,023	0
Rathbone Brothers PLC	506	10,686
Ratos AB	1,199	11,549
Raymond James Financial, Inc.	1,200	46,236
Safeguard Scientifics, Inc. (I)	400	5,900
Samsung Securities Company, Ltd.	422	21,225
SBI Holdings, Inc.	1,520	13,567
Schroders PLC	596	16,744
SEI Investments Company	1,300	30,342
SK Securities Company, Ltd.	3,120	3,474
Sprott, Inc.	752	2,994
State Street Corp.	3,100	145,731
Steel Excel, Inc. (I)	150	3,743
Stifel Financial Corp. (I)(L)	525	16,784
Sun Hung Kai & Company, Ltd.	7,000	4,561
Swissquote Group Holding SA	142	4,473
SWS Group, Inc. (I)	400	2,116
T. Rowe Price Group, Inc.	1,200	78,156
TD Ameritrade Holding Corp.	2,897	48,699
The Bank of New York Mellon Corp.	7,550	194,035
The Charles Schwab Corp.	6,818	97,906
The Goldman Sachs Group, Inc.	3,012	384,211
Tokai Tokyo Securities Company, Ltd.	3,000	13,756
TONGYANG Securities, Inc.	370	1,422
Tullett Prebon PLC	2,196	9,111
UBS AG	15,372	241,743
Virtus Investment Partners, Inc. (I)	85	10,280

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Vontobel Holding AG	286	$8,831
Waddell & Reed Financial, Inc., Class A	800	27,856
Waterland Financial Holding Company, Ltd.	25,633	8,854
Woori Investment & Securities Company, Ltd.	1,003	11,226
Yuanta Financial Holdings Company, Ltd.	51,330	26,560
		3,789,524
Commercial Banks - 5.8%
1st Source Corp.	100	2,209
1st United Bancorp, Inc.	600	3,750
ABSA Group, Ltd.	1,409	27,472
Agricultural Bank of China, Ltd., H Shares	16,000	8,067
Aichi Bank, Ltd.	100	5,618
Akbank TAS	4,415	21,830
Akita Bank, Ltd.	3,000	8,588
Albaraka Turk Katilim Bankasi AS (I)	3,793	3,628
Allahabad Bank	1,093	3,426
Alpha Bank AE (I)	4,746	9,244
Ameris Bancorp (I)	203	2,535
Aomori Bank, Ltd.	1,000	2,865
Arrow Financial Corp. (L)	222	5,539
Associated Banc-Corp. (L)	2,000	26,240
Asya Katilim Bankasi AS (I)	1,317	1,639
Australia & New Zealand Banking Group, Ltd.	10,197	266,967
Awa Bank, Ltd.	2,000	11,425
Axis Bank, Ltd.	1,275	31,794
Banca Carige SpA	7,025	7,174
Banca Monte dei Paschi di Siena SpA (I)(L)	13,824	4,269
Banca Piccolo Credito Valtellinese Scarl	3,173	4,896
Banca Popolare dell’Emilia Romagna SCRL	1,417	9,860
Banca Popolare dell’Etruria e del
Lazio SpA (L)	1,167	852
Banca Popolare di Milano SpA (I)	20,720	12,467
Banca Popolare di Sondrio SCRL	1,955	11,425
Bancfirst Corp.	200	8,472
Banco Bilbao Vizcaya Argentaria SA	12,635	115,994
Banco Bilbao Vizcaya Argentaria SA, ADR	5,631	53,044
Banco BPI SA (I)	5,418	6,872
Banco Bradesco SA	1,387	22,344
Banco Bradesco SA, ADR	7,774	135,034
Banco Comercial Portugues SA
(Portuguese Exchange) (I)(L)	47,354	4,693
Banco de Chile, ADR	66	6,369
Banco de Credito e Inversiones	239	16,709
Banco de Sabadell SA (I)	7,734	20,493
Banco di Desio e della Brianza SpA	669	1,741
Banco do Brasil SA	3,145	40,121
Banco Espanol de Credito SA	577	2,714
Banco Espirito Santo SA (I)(L)	10,200	12,313
Banco Popolare SC (I)	3,700	6,193
Banco Popular Espanol SA (I)	31,328	24,142
Banco Santander Brasil SA, ADR	4,500	32,715
Banco Santander Chile, ADR	420	11,966
Banco Santander SA	34,210	275,838
Banco Santander SA, ADR	102	833
Bancolombia SA, ADR (L)	200	13,316
BancorpSouth, Inc. (L)	1,300	18,902
Bangkok Bank PCL, Foreign Shares	2,700	18,500
Bank Central Asia Tbk PT	37,500	35,530
Bank Coop AG	119	7,053
Bank Danamon Indonesia Tbk PT	32,996	19,357
Bank Handlowy w Warszawie SA	220	7,021
Bank Hapoalim, Ltd. (I)	4,818	20,727
Bank Leumi Le-Israel, Ltd. (I)	6,483	22,168

The accompanying notes are an integral part of the financial statements.	46
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Bank Mandiri Persero Tbk PT	43,228	$36,557
Bank Millennium SA (I)	2,000	2,866
Bank Negara Indonesia Persero Tbk PT	11,598	4,469
Bank of Ayudhya PCL	16,200	17,329
Bank of China, Ltd., H Shares	298,100	135,730
Bank of Communications Company, Ltd.,
H Shares	28,225	21,530
Bank of Cyprus PLC (I)	5,706	1,953
Bank of East Asia, Ltd.	8,438	32,772
Bank of Greece SA	162	2,825
Bank of Hawaii Corp. (L)	400	17,620
Bank of India	845	5,370
Bank of Montreal (Canadian Exchange) (L)	3,060	187,224
Bank of Nova Scotia (L)	3,495	201,893
Bank of Queensland, Ltd.	2,116	16,244
Bank of Saga, Ltd.	3,000	6,916
Bank of the Ozarks, Inc. (L)	400	13,388
Bank Pan Indonesia Tbk PT (I)	46,000	3,020
Bank Pekao SA	320	17,458
Bank Permata Tbk PT (I)	6,000	816
Bank Rakyat Indonesia Persero Tbk PT	43,000	31,316
Bank Tabungan Negara Persero Tbk PT	33,960	5,093
Bank Tabungan Pensiunan Nasional Tbk PT (I)	7,500	4,086
Bankinter SA (L)	2,422	10,108
BankUnited, Inc.	267	6,525
Barclays PLC, ADR (L)	11,967	207,268
Basler Kantonalbank	42	4,563
BB&T Corp.	4,200	122,262
BBCN Bancorp, Inc. (L)	1,324	15,319
BDO Unibank, Inc. (I)	4,325	7,684
Bendigo and Adelaide Bank, Ltd.	2,563	22,853
Berner Kantonalbank	51	14,168
BNP Paribas SA	4,055	228,569
BOC Hong Kong Holdings, Ltd.	10,000	31,373
BOK Financial Corp.	400	21,784
Boston Private Financial Holdings, Inc.	1,106	9,965
Bryn Mawr Bank Corp.	150	3,341
BS Financial Group, Inc.	490	6,088
CaixaBank (L)	5,237	18,308
CaixaBank (I)	116	405
Camden National Corp.	200	6,794
Canadian Imperial Bank of Commerce (L)	1,479	118,906
Canara Bank	847	7,736
Capital Bank Financial Corp., Class A (I)	18	307
Capital City Bank Group, Inc. (I)(L)	200	2,274
CapitalSource, Inc.	2,753	20,868
Capitec Bank Holdings, Ltd.	339	7,323
Cardinal Financial Corp.	600	9,762
Cathay General Bancorp	1,300	25,350
Centerstate Banks, Inc.	300	2,559
Chang Hwa Commercial Bank	33,822	18,653
Chemical Financial Corp.	400	9,504
China Citic Bank Corp., Ltd., H Shares	47,000	28,325
China Construction Bank Corp., H Shares	263,891	215,072
China Development
Financial Holdings Corp. (I)	41,029	10,919
China Merchants Bank Company, Ltd.,
H Shares	15,128	33,886
China Minsheng Banking Corp., Ltd.,
H Shares	23,000	27,162
Chinatrust Financial Holding Company, Ltd.	40,153	23,806
Chong Hing Bank, Ltd.	2,000	4,220
CIMB Group Holdings BHD	18,000	44,961

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
CIT Group, Inc. (I)	1,600	$61,824
City Holding Company	100	3,485
City National Corp. (L)	500	24,760
CoBiz Financial, Inc.	700	5,229
Columbia Banking System, Inc. (L)	500	8,970
Comdirect Bank AG	358	3,731
Comerica, Inc.	1,849	56,099
Commerce Bancshares, Inc.	695	24,370
Commerzbank AG (I)	17,645	33,579
Commonwealth Bank of Australia	5,905	383,573
Community Bank Systems, Inc. (L)	600	16,416
Community Trust Bancorp, Inc.	300	9,834
Corpbanca SA	115,713	1,563
Corpbanca SA, ADR	333	6,743
Credicorp, Ltd.	258	37,812
Credit Agricole SA (I)	5,426	44,054
Credito Bergamasco SpA	157	2,935
Credito Emiliano SpA	637	3,496
Cullen/Frost Bankers, Inc. (L)	500	27,135
CVB Financial Corp.	900	9,360
Dah Sing Banking Group, Ltd.	40	44
Dah Sing Financial Holdings, Ltd.	900	4,107
Daisan Bank, Ltd.	1,000	1,778
Daishi Bank, Ltd.	3,000	9,461
Danske Bank A/S (I)	2,793	47,482
DBS Group Holdings, Ltd.	6,477	79,287
Dexia SA (I)	5,143	489
DGB Financial Group, Inc.	910	12,416
DNB ASA	4,410	56,214
DVB Bank AG	130	4,163
E.Sun Financial Holding Company, Ltd.	35,163	19,743
East West Bancorp, Inc.	1,700	36,533
Ehime Bank, Ltd.	1,000	2,668
Enterprise Financial Services Corp.	100	1,307
Entie Commercial Bank	3,000	1,681
Erste Group Bank AG (I)	1,066	34,086
Eurobank Ergasias SA (I)	3,504	3,084
Far Eastern International Bank	22,121	8,908
Federal Bank, Ltd.	1,480	14,633
Fifth Third Bancorp	6,700	101,773
Financial Institutions, Inc.	100	1,863
First Bancorp North Carolina	300	3,846
First Busey Corp.	1,300	6,045
First Commonwealth Financial Corp. (L)	1,500	10,230
First Community Bancshares, Inc.	300	4,791
First Financial Bancorp	659	9,635
First Financial Bankshares, Inc. (L)	150	5,852
First Financial Corp.	200	6,048
First Financial Holding Company, Ltd.	47,019	28,766
First Horizon National Corp. (L)	2,054	20,355
First Merchants Corp.	300	4,452
First Midwest Bancorp, Inc.	800	10,016
First Niagara Financial Group, Inc.	3,414	27,073
First Republic Bank	481	15,767
FirstMerit Corp. (L)	1,318	18,702
FNB Corp.	1,800	19,116
Fukui Bank, Ltd.	2,000	3,977
Fukuoka Financial Group, Inc.	5,000	20,012
Fulton Financial Corp.	1,800	17,298
German American Bancorp, Inc.	200	4,344
Getin Holding SA (I)	5,326	4,892
Glacier Bancorp, Inc. (L)	1,200	17,652
Great Southern Bancorp, Inc.	200	5,090

The accompanying notes are an integral part of the financial statements.	47
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Grupo Aval Acciones y Valores	7,084	$5,197
Grupo Financiero Banorte SAB
de CV, Series O	10,800	69,740
Grupo Financiero Inbursa SAB
de CV, Series O	9,600	29,098
GSD Holding AS (I)	3,434	1,494
Hana Financial Group, Inc.	1,320	43,153
Hancock Holding Company	785	24,916
Hang Seng Bank, Ltd.	2,400	37,076
HDFC Bank, Ltd.	1,692	21,002
HDFC Bank, Ltd., ADR (L)	462	18,813
Heartland Financial USA, Inc.	400	10,460
Higashi-Nippon Bank, Ltd.	3,000	6,596
Higo Bank, Ltd.	2,000	11,106
Hokuhoku Financial Group, Inc.	10,000	14,792
Home BancShares, Inc. (L)	228	7,529
Hong Leong Bank BHD	3,360	16,274
HSBC Holdings PLC, ADR	14,205	753,859
Hua Nan Financial Holdings Company, Ltd.	35,777	20,756
Hudson Valley Holding Corp.	242	3,768
Huntington Bancshares, Inc.	7,100	45,369
Hyakujushi Bank, Ltd.	2,000	7,407
Iberiabank Corp.	400	19,648
ICICI Bank, Ltd., ADR	1,090	47,535
IDBI Bank, Ltd.	2,292	4,679
Indian Bank	736	2,712
Industrial & Commercial Bank of China, Ltd.,
H Shares	249,730	180,097
Industrial Bank of Korea	1,290	14,369
International Bancshares Corp.	1,300	23,465
Intesa Sanpaolo SpA	40,133	69,430
Investors Bancorp, Inc. (L)	1,111	19,754
Irish Bank Resolution Corp., Ltd. (I)	3,621	0
Israel Discount Bank, Ltd. (I)	2,562	4,265
Itau Unibanco Holding SA	1,000	15,515
Itau Unibanco Holding SA, ADR	6,815	112,175
Jeonbuk Bank	469	1,840
Juroku Bank, Ltd.	3,000	10,180
Jyske Bank A/S (I)	329	9,180
Kagoshima Bank, Ltd.	2,000	12,524
Karnataka Bank, Ltd.	259	799
Kasikornbank PCL, Foreign Shares	5,000	31,746
KB Financial Group, Inc., ADR (I)	1,600	57,440
KBC Groep NV	896	31,188
Keiyo Bank, Ltd.	2,000	8,781
KeyCorp	8,228	69,280
King’s Town Bank (I)	12,000	9,061
Kita-Nippon Bank, Ltd.	100	2,688
Komercni Banka AS	95	20,101
Korea Exchange Bank (I)	1,880	13,451
Kredyt Bank SA (I)	1,216	6,477
Krung Thai Bank PCL	25,625	16,419
Lakeland Bancorp, Inc.	220	2,240
Lakeland Financial Corp.	200	5,168
Laurentian Bank of Canada	300	13,343
Liechtensteinische Landesbank AG	43	1,372
Lloyds Banking Group PLC (I)	28,330	22,700
Lloyds TSB Group PLC, ADR (I)(L)	21,187	67,798
Luzerner Kantonalbank AG	38	13,943
M&T Bank Corp.	1,316	129,587
MainSource Financial Group, Inc.	700	8,869
Malayan Banking BHD	12,983	39,065
MB Financial, Inc.	300	5,925

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Mega Financial Holding Company, Ltd.	32,419	$25,341
Metro Bancorp, Inc. (I)	400	5,288
Metropolitan Bank & Trust Company	2,360	5,882
Minato Bank, Ltd.	3,000	5,198
Mitsubishi UFJ Financial Group	58,547	315,050
Mizrahi Tefahot Bank, Ltd. (I)	1,337	13,813
Mizuho Financial Group, Inc.	98,380	180,000
National Australia Bank, Ltd.	8,485	221,906
National Bank of Canada	600	46,591
National Bank of Greece SA (I)	6,037	10,478
National Penn Bancshares, Inc. (L)	1,500	13,980
Natixis	5,861	20,277
NBT Bancorp, Inc.	300	6,081
Nedbank Group, Ltd.	1,070	23,928
Nordea Bank AB	10,305	98,693
North Pacific Bank, Ltd. (I)	2,200	6,169
Ogaki Kyoritsu Bank, Ltd.	2,000	6,820
Old National Bancorp (L)	500	5,935
Oriental Bank of Commerce	416	2,684
Oriental Financial Group, Inc. (L)	500	6,675
OTP Bank PLC (L)	1,599	30,392
Oversea-Chinese Banking Corp., Ltd.	8,352	67,197
Pacific Continental Corp.	400	3,892
PacWest Bancorp (L)	500	12,390
Park National Corp.	100	6,463
Peoples Bancorp, Inc.	100	2,043
Pinnacle Financial Partners, Inc. (I)	500	9,420
Piraeus Bank SA (I)	19,556	8,874
PNC Financial Services Group, Inc.	3,300	192,423
Powszechna Kasa Oszczednosci
Bank Polski SA	1,895	22,859
PrivateBancorp, Inc. (L)	900	13,788
Prosperity Bancshares, Inc. (L)	400	16,800
Public Bank BHD	600	3,203
Raiffeisen Bank International AG	268	11,203
Regions Financial Corp.	14,900	106,025
Renasant Corp.	200	3,828
Republic Bancorp, Inc., Class A (L)	300	6,339
Resona Holdings, Inc.	7,700	34,910
Ringkjoebing Landbobank A/S	36	4,893
Rizal Commercial Banking Corp.	3,600	5,251
Royal Bank of Canada (L)	4,212	253,558
Royal Bank of Scotland
Group PLC, ADR (I)(L)	4,360	47,044
S&T Bancorp, Inc.	400	7,228
Sandy Spring Bancorp, Inc.	300	5,826
Sberbank of Russia, ADR	4,971	61,791
SCBT Financial Corp.	300	12,054
Sekerbank TAS (I)	5,965	6,032
Shiga Bank, Ltd.	2,000	12,409
Shikoku Bank, Ltd.	1,000	2,690
Shimizu Bank, Ltd.	100	2,921
Shinhan Financial Group
Company, Ltd., ADR (I)	1,850	67,784
Siam Commercial Bank PCL	2,300	13,647
Sierra Bancorp	100	1,143
Signature Bank (I)	500	35,670
Simmons First National Corp., Class A	200	5,072
SinoPac Financial Holdings Company, Ltd.	40,065	17,274
Skandinaviska Enskilda Banken AB, Series A	6,481	55,267
Societe Generale SA (I)	2,915	109,645
Southside Bancshares, Inc. (L)	136	2,864
Southwest Bancorp, Inc. (I)	200	2,240

The accompanying notes are an integral part of the financial statements.	48
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Spar Nord Bank A/S (I)	1,200	$5,476
Sparebanken 1 SMN	873	5,469
St. Galler Kantonalbank	37	15,231
Standard Bank Group, Ltd.	4,323	61,170
Standard Chartered PLC	9,490	240,559
State Bank of India	396	17,504
StellarOne Corp.	200	2,828
Sterling Bancorp	600	5,466
Suffolk Bancorp (I)	100	1,310
Sumitomo Mitsui Financial Group, Inc.	6,236	226,548
Sumitomo Mitsui Trust Holdings, Inc.	15,430	54,213
Sun Bancorp, Inc. (I)	315	1,115
SunTrust Banks, Inc.	3,500	99,225
Susquehanna Bancshares, Inc.	3,457	36,229
SVB Financial Group (I)	500	27,985
Svenska Handelsbanken AB, Class A	1,724	61,771
Swedbank AB, Class A	4,147	81,606
SY Bancorp, Inc.	100	2,242
Sydbank A/S (I)	511	9,071
Synovus Financial Corp.	1,500	3,675
Ta Chong Bank, Ltd. (I)	12,360	4,272
Taishin Financial Holdings Company, Ltd.	44,637	17,775
Taiwan Business Bank (I)	28,256	8,533
Taiwan Cooperative Financial Holding	27,470	15,517
Taylor Capital Group, Inc. (I)	466	8,411
TCF Financial Corp. (L)	1,900	23,085
Texas Capital Bancshares, Inc. (I)(L)	500	22,410
Thanachart Capital PCL	2,100	2,592
The Bancorp, Inc. (I)	700	7,679
The Bank of Kyoto, Ltd.	3,000	25,241
The Bank of Yokohama, Ltd.	9,000	41,776
The Chiba Bank, Ltd.	5,000	29,253
The Chiba Kogyo Bank, Ltd. (I)	700	4,573
The Chugoku Bank, Ltd.	1,000	13,960
The Governor & Company of the Bank of
Ireland, ADR (I)	200	1,300
The Gunma Bank, Ltd.	2,000	9,731
The Hachijuni Bank, Ltd.	3,000	15,059
The Hiroshima Bank, Ltd.	3,000	12,570
The Hokkoku Bank, Ltd.	3,000	11,088
The Hyakugo Bank, Ltd.	2,000	9,045
The Iyo Bank, Ltd.	2,000	15,785
The Joyo Bank, Ltd.	5,000	23,628
The Nanto Bank, Ltd.	2,000	9,098
The Nishi-Nippon City Bank, Ltd.	4,000	9,854
The San-in Godo Bank, Ltd.	2,000	14,007
The Shizuoka Bank, Ltd.	3,000	29,299
The Toronto-Dominion Bank	3,107	261,598
The Yachiyo Bank, Ltd.	300	6,373
Tochigi Bank, Ltd.	1,000	3,463
Toho Bank, Ltd.	3,000	9,755
Tomato Bank, Ltd.	1,000	1,846
TOMONY Holdings, Inc.	2,000	8,857
Tompkins Financial Corp.	110	4,360
TowneBank	515	7,977
Trico Bancshares	400	6,700
Trustmark Corp.	900	20,214
TT Hellenic Postbank SA (I)	615	136
Turkiye Garanti Bankasi AS	6,365	33,114
Turkiye Halk Bankasi AS	1,645	16,193
Turkiye Is Bankasi, Class C	4,912	17,073
Turkiye Vakiflar Bankasi Tao, Class D	5,846	15,158
U.S. Bancorp	11,100	354,534

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
UMB Financial Corp. (L)	400	$17,536
Umpqua Holdings Corp. (L)	2,100	24,759
UniCredit SpA (I)	18,282	90,278
Union Bank of Philippines	1,410	3,879
Union First Market Bankshares Corp.	100	1,577
Unione di Banche Italiane SCPA	4,010	18,704
United Bankshares, Inc. (L)	900	21,888
United Community Banks, Inc. (I)	81	763
United Overseas Bank, Ltd.	4,068	66,627
Univest Corp. of Pennsylvania	200	3,420
Valiant Holding AG	141	13,518
Valley National Bancorp	1,677	15,596
Virginia Commerce Bancorp, Inc. (I)	600	5,370
VTB Bank OJSC, GDR	1,125	3,927
VTB Bank OJSC, GDR (London Exchange)	2,787	9,643
Washington Banking Company	400	5,448
Washington Trust Bancorp, Inc.	100	2,631
Webster Financial Corp.	1,300	26,715
Wells Fargo & Company	25,935	886,458
WesBanco, Inc.	400	8,888
West Bancorp, Inc.	488	5,261
West Coast Bancorp	241	5,338
Westamerica Bancorp.	100	4,259
Western Alliance Bancorp (I)	1,400	14,742
Westpac Banking Corp, ADR (L)	1,047	144,392
Westpac Banking Corp.	6,899	188,608
Wilshire Bancorp, Inc. (I)	700	4,109
Wintrust Financial Corp. (L)	500	18,350
Woori Finance Holdings Company, Ltd.	2,440	27,097
Yamagata Bank, Ltd.	1,000	4,469
Yapi ve Kredi Bankasi AS (I)	4,484	13,108
Yes Bank, Ltd.	1,666	14,125
Zions Bancorporation (L)	1,844	39,462
		13,441,930
Consumer Finance - 0.4%
Allied Group, Ltd.	2,000	6,348
American Express Company	4,400	252,912
Asset Acceptance Capital Corp. (I)	200	900
Atlanticus Holdings Corp. (I)	376	1,260
Capital One Financial Corp.	3,388	196,267
Cash America International, Inc. (L)	300	11,901
Compartamos SAB de CV	12,100	17,289
Credit Acceptance Corp. (I)	239	24,302
Credit Saison Company, Ltd.	800	20,005
DFC Global Corp. (I)(L)	600	11,106
Discover Financial Services	3,500	134,925
Encore Capital Group, Inc. (I)	200	6,124
Ezcorp, Inc., Class A (I)	500	9,930
First Cash Financial Services, Inc. (I)	300	14,886
International Personal Finance PLC	1,077	6,468
Mahindra & Mahindra Financial Services, Ltd.	237	4,737
Nelnet, Inc., Class A	400	11,916
Portfolio Recovery Associates, Inc. (I)	200	21,372
Provident Financial PLC	814	18,218
Samsung Card Company, Ltd.	400	13,649
Shriram Transport Finance Company, Ltd.	782	10,670
SLM Corp.	4,900	83,937
World Acceptance Corp. (I)	150	11,184
		890,306
Diversified Financial Services - 1.8%
Ackermans & Van Haaren NV	186	15,325
AET&D Holdings No 1, Ltd. (I)	2	0

The accompanying notes are an integral part of the financial statements.	49
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
African Bank Investments, Ltd.	4,899	$18,837
AMMB Holdings BHD	7,200	15,992
ASX, Ltd.	754	24,599
Ayala Corp.	500	6,290
Bank of America Corp.	79,612	923,499
BM&F Bovespa SA	10,781	75,255
Bolsa Mexicana de Valores SAB de CV	700	1,765
Bolsas y Mercados Espanoles SA	488	11,796
Bure Equity AB	284	958
Bursa Malaysia BHD	3,900	7,950
CBOE Holdings, Inc.	500	14,730
Citigroup, Inc.	18,901	747,724
CME Group, Inc.	1,500	76,065
CRISIL, Ltd.	190	3,725
CSI Properties, Ltd	103,682	4,252
Deutsche Boerse AG	686	41,871
FirstRand, Ltd.	14,359	53,095
Fubon Financial Holding Company, Ltd.	19,209	23,316
Grenkeleasing AG	155	10,386
Grupo de Inversiones Suramericana SA	500	10,774
Hong Kong Exchanges & Clearing, Ltd.	2,700	46,514
IBJ Leasing Company, Ltd.	200	5,608
IDFC, Ltd.	5,962	18,760
IG Group Holdings PLC	2,931	21,460
ING Groep NV (I)	13,262	126,820
Inmuebles Carso SAB de CV, Class B1 (I)	5,300	4,387
Interactive Brokers Group, Inc., Class A	400	5,472
IntercontinentalExchange, Inc. (I)	600	74,286
JPMorgan Chase & Company	27,863	1,225,136
JSE, Ltd.	919	8,472
Kardan Yazamut, Ltd. (I)	65	5
Kotak Mahindra Bank, Ltd.	1,923	22,918
Leucadia National Corp. (L)	2,215	52,695
London Stock Exchange Group PLC	1,258	21,974
Marfin Investment Group SA (I)	7,394	4,242
MarketAxess Holdings, Inc.	300	10,590
Meritz Finance Holdings Company (I)	303	1,117
Moody’s Corp.	1,100	55,352
MSCI, Inc. (I)	1,226	37,994
Mulpha International BHD (I)	40,100	5,111
New Bond Capital, Ltd.	10,184	2,641
NewStar Financial, Inc. (I)	350	4,904
NYSE Euronext	2,100	66,234
Onex Corp.	500	21,047
PHH Corp. (I)	900	20,475
PICO Holdings, Inc. (I)	150	3,041
Pohjola Bank OYJ	1,228	18,338
Power Finance Corp. Ltd.	2,196	8,222
PSG Group, Ltd.	1,178	8,482
Reliance Capital, Ltd.	1,234	10,920
Resource America, Inc., Class A	565	3,769
Rural Electrification Corp., Ltd.	3,171	14,144
Singapore Exchange, Ltd.	3,000	17,392
SNS REAAL NV (I)(L)	1,920	2,662
Sprott Resource Lending Corp.	1,200	1,858
The NASDAQ OMX Group, Inc.	1,600	40,016
Washington H Soul Pattinson
& Company, Ltd.	518	7,381
		4,088,643
Insurance - 2.9%
ACE, Ltd.	2,002	159,760
Admiral Group PLC	1,105	21,160
Aegon NV	11,074	70,572

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Aflac, Inc. (L)	2,900	$154,048
Ageas	1,449	43,232
Alleghany Corp. (I)	104	34,884
Allianz SE	1,823	252,552
Allied World Assurance Company
Holdings AG	400	31,520
Alterra Capital Holdings, Ltd.	600	16,914
American Equity Investment Life
Holding Company (L)	1,100	13,431
American Financial Group, Inc.	700	27,664
American International Group, Inc. (I)	1,100	38,830
American National Insurance Company	100	6,829
American Safety Insurance Holdings, Ltd. (I)	200	3,784
AMERISAFE, Inc. (I)	200	5,450
Amlin PLC	5,558	33,764
AMP, Ltd.	10,955	55,683
Amtrust Financial Services, Inc. (L)	550	15,780
Aon PLC	1,600	88,960
April Group SA	269	5,352
Arch Capital Group, Ltd. (I)	1,200	52,824
Argo Group International Holdings, Ltd.	500	16,795
Arthur J. Gallagher & Company	820	28,413
Aspen Insurance Holdings, Ltd.	400	12,832
Assicurazioni Generali SpA	4,317	78,745
Assurant, Inc.	800	27,760
Assured Guaranty, Ltd.	2,200	31,306
Aviva PLC	16,892	101,974
AXA SA	6,944	125,603
Axis Capital Holdings, Ltd.	1,100	38,104
Baloise Holding AG	279	24,348
Beazley PLC	2,500	7,208
Berkshire Hathaway, Inc., Class B (I)	4,069	364,989
Brown & Brown, Inc.	1,100	28,006
Cathay Financial Holdings Company, Ltd.	22,253	24,177
Catlin Group, Ltd.	3,445	27,841
Chesnara PLC	1,469	4,646
China Life Insurance Company, Ltd., ADR	1,768	87,852
China Pacific Insurance Group Company, Ltd.,
H Shares	8,174	30,656
China Taiping Insurance
Holdings Company, Ltd. (I)	7,000	14,245
Cincinnati Financial Corp. (L)	1,400	54,824
Citizens, Inc. (I)	100	1,105
Clal Insurance Enterprise Holdings, Ltd.	217	3,249
CNO Financial Group, Inc. (L)	4,000	37,320
CNP Assurances	638	9,718
Delta Lloyd NV	234	3,894
Discovery Holdings, Ltd.	1,963	14,450
Donegal Group, Inc., Class A	304	4,268
Dongbu Insurance Company, Ltd.	320	13,776
eHealth, Inc. (I)	200	5,496
EMC Insurance Group, Inc.	260	6,209
Employers Holdings, Inc.	600	12,348
Endurance Specialty Holdings, Ltd.	500	19,845
Enstar Group, Ltd. (I)(L)	200	22,396
Erie Indemnity Company, Class A	400	27,688
Everest Re Group, Ltd.	400	43,980
Fairfax Financial Holdings, Ltd.	100	36,046
FBD Holdings PLC	77	1,077
FBL Financial Group, Inc., Class A (L)	150	5,132
Fidelity National Financial, Inc., Class A	2,134	50,256
First American Financial Corp.	1,400	33,726
Fondiaria-SAI SpA (I)	1,772	2,253

The accompanying notes are an integral part of the financial statements.	50
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Genworth Financial, Inc., Class A (I)	5,500	$41,305
Global Indemnity PLC (I)	450	9,959
Great-West Lifeco, Inc. (L)	1,000	24,480
Greenlight Capital Re, Ltd., Class A (I)	200	4,616
Grupo Catalana Occidente SA	291	5,311
Hallmark Financial Services, Inc. (I)	500	4,695
Hannover Rueckversicherung AG	349	27,164
Hanwha Life Insurance Company, Ltd.	1,640	11,921
Hartford Financial Services Group, Inc.	3,772	84,644
HCC Insurance Holdings, Inc.	900	33,489
Helvetia Patria Holding AG	45	17,094
Hilltop Holdings, Inc. (I)	1,200	16,248
Hiscox, Ltd.	3,171	23,083
Horace Mann Educators Corp.	800	15,968
Hyundai Marine & Fire
Insurance Company, Ltd.	450	14,048
Independence Holding Company	130	1,238
Industrial Alliance Insurance and
Financial Services, Inc.	600	18,928
Insurance Australia Group, Ltd.	10,887	53,541
Intact Financial Corp.	643	41,869
Jardine Lloyd Thompson Group PLC	1,171	15,362
Kemper Corp.	500	14,750
Lancashire Holdings, Ltd.	97	1,222
Legal & General Group PLC	31,097	75,075
Liberty Holdings, Ltd.	983	12,907
LIG Insurance Company, Ltd.	440	10,656
Lincoln National Corp. (L)	2,800	72,520
Loews Corp.	1,907	77,710
LPI Capital BHD	400	1,906
Maiden Holdings, Ltd.	1,300	11,947
Mapfre SA	4,256	13,136
Markel Corp. (I)	100	43,342
Marsh & McLennan Companies, Inc.	2,200	75,834
MBIA, Inc. (I)	2,700	21,195
Meadowbrook Insurance Group, Inc.	1,100	6,358
Mediolanum SpA	1,091	5,554
Menorah Mivtachim Holdings, Ltd. (I)	45	426
Mercury General Corp.	300	11,907
Meritz Fire & Marine
Insurance Company, Ltd.	726	9,628
MetLife, Inc.	6,200	204,228
Milano Assicurazioni SpA (I)	1,886	793
MMI Holdings, Ltd.	1,282	3,362
MS&AD Insurance Group Holdings	2,882	57,578
Muenchener Rueckversicherungs AG	597	107,188
National Financial Partners Corp. (I)(L)	300	5,142
National Interstate Corp.	200	5,764
NIB Holdings, Ltd.	7,722	16,177
NKSJ Holdings, Inc.	1,175	25,024
Novae Group PLC	791	5,116
Old Mutual PLC	35,157	104,427
Old Republic International Corp.	1,830	19,490
OneBeacon Insurance Group, Ltd., Class A (L)	300	4,170
PartnerRe, Ltd.	600	48,294
PICC Property & Casualty Company, Ltd.,
H Shares	10,000	14,190
Ping An Insurance Group Company, H Shares	4,500	38,293
Platinum Underwriters Holdings, Ltd. (L)	500	23,000
Powszechny Zaklad Ubezpieczen SA	95	13,490
Primerica, Inc.	900	27,009
Principal Financial Group, Inc.	2,900	82,708
ProAssurance Corp.	600	25,314

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Protective Life Corp.	900	$25,722
Prudential Financial, Inc.	3,000	159,990
Prudential PLC, ADR (L)	5,195	148,317
QBE Insurance Group, Ltd.	4,154	47,545
Reinsurance Group of America, Inc.	700	37,464
RenaissanceRe Holdings, Ltd.	400	32,504
Resolution, Ltd.	9,828	39,232
RLI Corp. (L)	200	12,932
RSA Insurance Group PLC	22,134	44,673
Safety Insurance Group, Inc.	200	9,234
Sampo OYJ	2,125	68,715
Samsung Fire & Marine
Insurance Company, Ltd.	185	37,716
Samsung Life Insurance Company, Ltd.	142	12,553
Sanlam, Ltd. (South African Exchange)	9,196	49,195
Santam, Ltd.	394	8,827
Schweizerische National-Versicherungs-
Gesellschaft AG	182	8,079
SCOR SE	962	25,940
SeaBright Holdings, Inc.	200	2,214
Selective Insurance Group, Inc. (L)	800	15,416
Shin Kong Financial
Holding Company, Ltd. (I)	42,512	12,044
Societa’ Cattolica di Assicurazioni SCRL (I)	140	2,163
St James’s Place PLC	1,876	12,736
StanCorp Financial Group, Inc.	800	29,336
Standard Life PLC	15,556	83,090
State Auto Financial Corp. (L)	900	13,446
Stewart Information Services Corp. (L)	200	5,200
Storebrand ASA (I)	2,971	14,576
Sul America SA	1,729	15,034
Sun Life Financial, Inc. (L)	2,263	59,993
Suncorp Group, Ltd.	5,557	59,082
Swiss Life Holding	221	29,496
Swiss Re, Ltd.	1,712	124,949
T&D Holdings, Inc.	3,000	36,564
The Allstate Corp.	3,900	156,663
The Chubb Corp.	1,700	128,044
The Dai-ichi Life Insurance Company, Ltd.	29	40,804
The Hanover Insurance Group, Inc.	500	19,370
The Navigators Group, Inc. (I)	205	10,469
The Progressive Corp.	3,094	65,283
The Travelers Companies, Inc.	2,400	172,368
Tokio Marine Holdings, Inc.	3,000	83,646
Topdanmark A/S (I)	73	15,662
Torchmark Corp.	1,000	51,670
Tryg A/S	177	13,382
Unipol Gruppo Finanziario SpA (I)	1,848	3,727
Uniqa Versicherungen AG (I)	453	5,948
United Fire Group, Inc.	500	10,920
Universal Insurance Holdings, Inc.	800	3,504
Unum Group	2,220	46,220
Validus Holdings, Ltd.	984	34,027
Vienna Insurance Group AG	255	13,679
W.R. Berkley Corp.	1,100	41,514
Willis Group Holdings PLC	1,400	46,942
XL Group PLC	2,803	70,243
Zurich Insurance Group AG	678	181,292
		6,878,696
Real Estate Investment Trusts - 0.0%
Ryman Hospitality Properties (L)	565	21,730

The accompanying notes are an integral part of the financial statements.	51
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Shopping Centres Australasia
Property Group (I)	676	$1,053
		22,783
Real Estate Management & Development - 0.9%
AFI Development PLC, GDR (I)	5,263	3,008
Africa Israel Investments, Ltd. (I)	911	1,846
Agile Property Holdings, Ltd.	8,000	11,453
Alexander & Baldwin, Inc. (I)	400	11,748
Allreal Holding AG	57	8,812
Altisource Asset Management Corp. (I)	60	4,920
Altisource Portfolio Solutions SA (I)	600	51,993
Altisource Residential Corp., Class B (I)	200	3,168
Asia Standard International Group	20,000	3,562
Associated International Hotels, Ltd.	2,000	5,264
Atrium European Real Estate, Ltd.	1,193	7,009
Atrium Ljungberg AB, Class B	157	2,089
AV Homes, Inc. (I)	100	1,422
Ayala Land, Inc.	24,800	16,024
BR Malls Participacoes SA	2,600	34,445
Brasil Brokers Participacoes SA	2,200	7,375
Brookfield Asset Management, Inc. (L)	1,300	47,624
Brookfield Office Properties, Inc.	700	11,935
Bukit Sembawang Estates, Ltd.	2,000	11,074
Bumi Serpong Damai PT	40,000	4,736
Bund Center Investment, Ltd.	9,000	1,474
C C Land Holdings, Ltd.	7,000	2,492
CA Immobilien Anlagen AG	23	319
Capital & Counties Properties PLC	408	1,608
Capital & Regional PLC (I)	1,359	623
CapitaLand, Ltd.	12,000	36,814
CapitaMalls Asia, Ltd.	8,000	12,868
Castellum AB	536	7,620
CBRE Group, Inc., Class A (I)	2,500	49,750
Cheung Kong Holdings, Ltd.	5,000	77,394
China Overseas Grand Oceans Group, Ltd.	6,000	7,303
China Overseas Land & Investment, Ltd.	18,960	57,433
China Resources Land, Ltd.	12,000	33,074
Chong Hong Construction Company	2,141	6,304
City Developments, Ltd.	3,000	31,999
Consolidated-Tomoka Land Company	67	2,078
Country Garden Holdings Company, Ltd. (I)	33,571	17,965
Daikyo, Inc.	1,000	2,728
Daito Trust Construction Company, Ltd.	300	28,231
Daiwa House Industry Company, Ltd.	2,000	34,413
Deutsche Wohnen AG	1,346	24,857
Development Securities PLC	1,830	4,337
DLF, Ltd.	2,243	9,541
Evergrande Real Estate Group, Ltd.	25,000	14,183
Fabege AB	1,258	12,733
Far East Consortium International, Ltd.	13,000	3,517
First Capital Realty, Inc.	173	3,273
FirstService Corp. (I)	200	5,646
Forest City Enterprises, Inc., Class A (I)	1,400	22,610
Forestar Group, Inc. (I)(L)	400	6,932
Franshion Properties China, Ltd.	40,000	14,518
GAGFAH SA (I)	1,288	15,071
Glorious Property Holdings, Ltd. (I)	45,000	8,603
Goldcrest Company, Ltd.	170	2,867
Greentown China Holdings, Ltd.	11,500	21,439
Growthpoint Properties, Ltd.	8,759	25,318
Hang Lung Group, Ltd.	6,000	34,373
Hang Lung Properties, Ltd.	9,000	36,086
Heiwa Real Estate Company, Ltd.	700	9,543

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Helical Bar PLC	514	$1,937
Henderson Land Development Company, Ltd.	4,036	28,750
Highwealth Construction Corp.	4,000	7,539
Hopson Development Holdings, Ltd. (I)	6,000	9,671
Housing Development
& Infrastructure, Ltd. (I)	1,200	2,481
Huaku Development Company, Ltd.	3,338	8,170
Hufvudstaden AB, Class A	503	6,380
Hulic Company, Ltd. (I)	1,800	12,223
Hung Poo Real Estate Development Corp.	5,499	5,687
Hysan Development Company, Ltd.	3,000	14,528
Iguatemi Empresa de Shopping Centers SA	356	4,752
Iida Home Max	400	4,727
Indiabulls Real Estate, Ltd. (I)	4,034	5,540
IVG Immobilien AG (I)	1,471	3,717
JHSF Participacoes SA	2,000	8,405
Jones Lang LaSalle, Inc.	500	41,970
K Wah International Holdings, Ltd.	17,000	8,296
Kenedix, Inc. (I)	48	11,473
Kennedy-Wilson Holdings, Inc. (L)	800	11,184
Kerry Properties, Ltd.	3,000	15,650
KLCC Property Holdings BHD	7,300	15,012
Kungsleden AB	1,328	7,282
Kuoyang Construction Company, Ltd.	13,000	7,361
KWG Property Holding, Ltd.	14,500	10,995
Land and Houses PCL, NVDR	33,200	10,633
Lend Lease Corp.	3,480	33,904
Leopalace21 Corp. (I)	1,200	4,968
Lippo Karawaci Tbk PT	62,500	6,492
Longfor Properties Company, Ltd.	5,053	10,020
LPS Brasil Consultoria de Imoveis SA	500	9,253
Midland Holdings, Ltd.	10,000	4,856
Mingfa Group International Company, Ltd.	16,000	4,773
Mitsubishi Estate Company, Ltd.	4,000	95,625
Mitsui Fudosan Company, Ltd.	4,000	97,724
Mobimo Holding AG	62	14,854
Multiplan Empreendimentos Imobiliarios SA	279	8,234
New World Development Company, Ltd.	18,036	28,353
Parque Arauco SA	801	1,996
Peet, Ltd. (I)	3,526	4,090
Poly Property Group Company, Ltd. (I)	11,000	8,755
Prelios SpA (I)	2,380	247
Pruksa Real Estate PCL	8,900	6,139
PSP Swiss Property AG	76	7,213
Quintain Estates & Development PLC (I)	3,488	2,966
Radium Life Tech Company, Ltd.	2,626	2,236
Renhe Commercial
Holdings Company, Ltd. (I)	56,000	6,018
Resilient Property Income Fund, Ltd.	206	1,253
Ruentex Development Company, Ltd.	1,390	2,876
Savills PLC	2,183	16,953
Sentul City Tbk PT (I)	105,000	2,067
Servcorp, Ltd.	1,145	4,092
Shenzhen Investment, Ltd.	44,000	18,068
Shui On Land, Ltd.	12,847	6,245
Sinarmas Land, Ltd.	9,000	2,470
Sino Land Company, Ltd.	14,474	26,063
Sino-Ocean Land Holdings, Ltd.	31,596	24,245
Sinolink Worldwide Holdings, Ltd. (I)	58,000	5,203
SM Development Corp.	8,910	1,279
SM Prime Holdings, Ltd.	23,500	9,464
Sobha Developers, Ltd.	1,142	7,997
SOHO China, Ltd.	15,000	12,117

The accompanying notes are an integral part of the financial statements.	52
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
St. Modwen Properties PLC	1,033	$3,890
Sumitomo Realty &
Development Company, Ltd.	1,000	33,227
Summarecon Agung Tbk PT	24,500	4,838
Sun Hung Kai Properties, Ltd.	6,202	93,930
TAG Immobilien AG	734	9,224
Technopolis PLC	1,351	6,738
Tejon Ranch Company (I)	338	9,491
The Howard Hughes Corp. (I)	105	7,667
The St. Joe Company (I)(L)	1,000	23,080
Tian An China Investment, Ltd.	12,000	8,106
Tokyo Rakutenchi Company, Ltd.	1,000	4,066
Tokyo Tatemono Company, Ltd.	3,000	15,406
Tokyu Land Corp.	3,000	21,931
UEM Land Holdings BHD (I)	2,800	1,937
Unite Group PLC	371	1,668
Unitech, Ltd. (I)	9,169	5,686
United Industrial Corp, Ltd.	5,000	11,676
Vukile Property Fund, Ltd.	2,185	4,456
Wharf Holdings, Ltd.	7,000	55,432
Wheelock and Company, Ltd.	5,000	25,380
Wihlborgs Fastigheter AB	722	11,344
Wing Tai Holdings, Ltd.	2,175	3,333
Yanlord Land Group, Ltd. (I)	7,000	8,782
Yuexiu Property Company, Ltd.	62,949	20,156
		2,092,359
Thrifts & Mortgage Finance - 0.2%
Astoria Financial Corp.	500	4,680
Bank Mutual Corp.	1,200	5,160
BankFinancial Corp.	300	2,226
Beneficial Mutual Bancorp, Inc. (I)	323	3,069
Berkshire Hills Bancorp, Inc.	256	6,108
BofI Holding, Inc. (I)	300	8,361
Brookline Bancorp, Inc.	900	7,650
Capitol Federal Financial, Inc. (L)	1,137	13,292
Clifton Savings Bancorp, Inc.	500	5,635
Dime Community Bancshares, Inc.	400	5,556
ESSA Bancorp, Inc.	200	2,178
Federal Agricultural Mortgage Corp., Class C	300	9,750
First Financial Holdings, Inc.	100	1,308
First Financial Northwest, Inc. (I)	500	3,775
Flushing Financial Corp.	655	10,048
Home Federal Bancorp, Inc.	200	2,486
Hudson City Bancorp, Inc.	5,200	42,276
Kearny Financial Corp.	500	4,875
LIC Housing Finance, Ltd.	3,411	18,201
Meridian Interstate Bancorp, Inc. (I)	400	6,712
MGIC Investment Corp. (I)	1,700	4,522
New York Community Bancorp, Inc. (L)	4,152	54,391
Northfield Bancorp, Inc. (L)	300	4,575
Northwest Bancshares, Inc. (L)	1,225	14,872
OceanFirst Financial Corp.	200	2,750
Ocwen Financial Corp. (I)	1,300	44,967
Oritani Financial Corp. (L)	735	11,260
People’s United Financial, Inc.	3,363	40,659
Provident Financial Services, Inc.	400	5,968
Provident New York Bancorp	800	7,448
Radian Group, Inc.	2,100	12,831
Rockville Financial, Inc.	303	3,909
Roma Financial Corp.	200	3,024
Territorial Bancorp, Inc.	200	4,570
TFS Financial Corp. (I)	1,900	18,278
Tree.com, Inc.	20	361

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
TrustCo Bank Corp.	1,600	$8,448
ViewPoint Financial Group	420	8,795
Washington Federal, Inc.	1,000	16,870
Waterstone Financial, Inc. (I)	200	1,560
Westfield Financial, Inc.	400	2,892
		436,296
		31,640,537
Health Care - 6.3%
Biotechnology - 0.7%
Acorda Therapeutics, Inc. (I)	400	9,944
Actelion, Ltd.	514	24,689
Active Biotech AB (I)	427	3,611
Affymax, Inc. (I)	500	9,500
Alexion Pharmaceuticals, Inc. (I)	800	75,048
Alkermes PLC (I)(L)	1,000	18,520
Alnylam Pharmaceuticals, Inc. (I)	400	7,300
AMAG Pharmaceuticals, Inc. (I)	300	4,413
Amgen, Inc.	4,405	380,240
Arena Pharmaceuticals, Inc. (I)	600	5,412
Ariad Pharmaceuticals, Inc. (I)	2,200	42,196
Arqule, Inc. (I)	600	1,674
Basilea Pharmaceutica (I)	119	5,823
Bavarian Nordic A/S (I)	450	3,967
Biogen Idec, Inc. (I)	1,008	147,843
BioMarin Pharmaceutical, Inc. (I)	700	34,475
BioMimetic Therapeutics, Inc. (I)	600	4,344
Biotest AG	64	4,273
Cangene Corp. (I)	400	744
Celgene Corp. (I)	1,757	138,311
Cepheid, Inc. (I)(L)	451	15,248
CSL, Ltd.	1,507	85,134
Cubist Pharmaceuticals, Inc. (I)(L)	600	25,236
Elan Corp. PLC, ADR (I)	1,912	19,522
Emergent Biosolutions, Inc. (I)	500	8,020
Enzon Pharmaceuticals, Inc. (L)	700	3,101
Galapagos NV (I)	188	3,936
Genmab A/S (I)	380	5,239
Genus PLC	575	13,168
Gilead Sciences, Inc. (I)	2,900	213,005
Grifols SA (I)	798	28,076
Immunomedics, Inc. (I)	900	2,628
Incyte Corp. (I)(L)	1,300	21,593
Intercell AG (I)	488	1,178
Medivation, Inc. (I)	400	20,464
Medivir AB (I)	250	2,648
Momenta Pharmaceuticals, Inc. (I)	600	7,068
Myrexis, Inc. (I)	250	708
Myriad Genetics, Inc. (I)	800	21,800
Neurocrine Biosciences, Inc. (I)	816	6,104
Onyx Pharmaceuticals, Inc. (I)	400	30,212
Osiris Therapeutics, Inc. (I)	500	4,490
PDL BioPharma, Inc. (L)	1,900	13,395
Progenics Pharmaceuticals, Inc. (I)	200	596
Prothena Corp. PLC (I)	47	342
Regeneron Pharmaceuticals, Inc. (I)	700	119,749
Rigel Pharmaceuticals, Inc. (I)	800	5,200
RNL BIO Company, Ltd. (I)	920	2,904
Sangamo Biosciences, Inc. (I)(L)	700	4,207
Seattle Genetics, Inc. (I)(L)	800	18,560
Spectrum Pharmaceuticals, Inc.	1,100	12,309
Swedish Orphan Biovitrum AB (I)	35	198
Theravance, Inc. (I)(L)	191	4,254

The accompanying notes are an integral part of the financial statements.	53
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
ThromboGenics NV (I)	334	$18,456
United Therapeutics Corp. (I)	300	16,026
Vertex Pharmaceuticals, Inc. (I)	1,000	41,940
Vical, Inc. (I)	900	2,619
Zeltia SA (I)	2,108	3,468
		1,725,128
Health Care Equipment & Supplies - 1.2%
Abaxis, Inc. (L)	200	7,420
Abbott Laboratories	6,794	445,007
Accuray, Inc. (I)	1,095	7,041
Alere, Inc. (I)	800	14,800
Align Technology, Inc. (I)	1,000	27,750
Analogic Corp.	200	14,860
Anika Therapeutics, Inc. (I)	500	4,970
Ansell, Ltd.	679	10,882
ArthroCare Corp. (I)	300	10,377
Baxter International, Inc.	2,300	153,318
Becton, Dickinson and Company	996	77,877
BioMerieux SA	114	11,019
Biosensors International Group, Ltd. (I)	6,000	5,965
Boston Scientific Corp. (I)	12,401	71,058
C.R. Bard, Inc.	600	58,644
Cantel Medical Corp.	300	8,919
CareFusion Corp. (I)	1,882	53,788
Cie Generale d’Optique
Essilor International SA	776	78,679
Cochlear, Ltd.	319	26,391
Coloplast A/S	440	21,565
Conceptus, Inc. (I)	500	10,505
CONMED Corp.	200	5,590
Covidien PLC	2,571	148,450
Cutera, Inc. (I)	300	2,700
Cyberonics, Inc. (I)	200	10,506
DENTSPLY International, Inc.	1,400	55,454
DiaSorin SpA	185	7,421
Edwards Lifesciences Corp. (I)	600	54,102
Elekta AB, Series B	2,004	31,603
Exactech, Inc. (I)	100	1,695
Getinge AB, B Shares	1,295	43,870
Given Imaging, Ltd. (I)	15	265
GN Store Nord A/S	2,000	29,337
Greatbatch, Inc. (I)	300	6,972
Haemonetics Corp. (I)(L)	400	16,336
Hill-Rom Holdings, Inc.	500	14,250
Hogy Medical Company, Ltd.	100	4,763
Hologic, Inc. (I)	2,200	44,066
ICU Medical, Inc. (I)(L)	200	12,186
IDEXX Laboratories, Inc. (I)	300	27,840
Integra LifeSciences Holdings Corp. (I)	300	11,691
Intuitive Surgical, Inc. (I)	200	98,074
Jeol, Ltd. (I)	1,000	2,671
Masimo Corp.	200	4,202
Medical Action Industries, Inc. (I)	500	1,345
Medtronic, Inc.	5,744	235,619
Merit Medical Systems, Inc. (I)	375	5,213
Natus Medical, Inc. (I)	500	5,590
Neogen Corp. (I)	250	11,330
Nihon Kohden Corp.	400	12,128
Nipro Corp.	800	5,643
Nissui Pharmaceutical Company, Ltd.	300	3,155
Nobel Biocare Holding AG	1,134	9,652
NuVasive, Inc. (I)	500	7,730
Olympus Corp. (I)	1,000	19,409

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Orthofix International NV (I)	100	$3,933
Palomar Medical Technologies, Inc. (I)	500	4,605
Quidel Corp. (I)(L)	400	7,468
ResMed, Inc. (L)	1,200	49,884
RTI Biologics, Inc. (I)	1,400	5,978
Sirona Dental Systems, Inc. (I)	400	25,784
Smith & Nephew PLC, ADR (L)	902	49,971
Sonova Holding AG	320	35,452
Sorin SpA (I)	818	1,822
Spectranetics Corp. (I)	700	10,339
St. Jude Medical, Inc. (L)	1,390	50,235
STERIS Corp.	544	18,893
Straumann Holding AG	53	6,551
Stryker Corp.	1,625	89,083
SurModics, Inc. (I)	200	4,472
Symmetry Medical, Inc. (I)	400	4,208
Teleflex, Inc.	400	28,524
Terumo Corp.	500	19,867
The Cooper Companies, Inc.	500	46,240
Thoratec Corp. (I)	500	18,760
Top Glove Corp. BHD	5,200	9,589
Tornier BV (I)	400	6,716
Varian Medical Systems, Inc. (I)(L)	700	49,168
West Pharmaceutical Services, Inc.	200	10,950
William Demant Holdings A/S (I)	107	9,183
Wright Medical Group, Inc. (I)(L)	600	12,594
Young Innovations, Inc.	100	3,941
Ypsomed Holding AG	2	123
Zimmer Holdings, Inc.	1,800	119,988
		2,776,014
Health Care Providers & Services - 1.1%
Aetna, Inc.	2,100	97,230
Air Methods Corp.	900	33,201
Almost Family, Inc.	100	2,026
Amedisys, Inc. (I)(L)	500	5,635
AmerisourceBergen Corp.	1,500	64,770
Amil Participacoes SA	800	12,058
AMN Healthcare Services, Inc. (I)	400	4,620
Amplifon SpA	619	3,075
Amsurg Corp. (I)	500	15,005
Apollo Hospitals Enterprise, Ltd.	1,126	16,284
Assisted Living Concepts, Inc., Class A	263	2,564
Assura Group, Ltd.	5,036	2,780
Bio-Reference Labs, Inc. (I)	400	11,476
BioScrip, Inc. (I)	700	7,539
Brookdale Senior Living, Inc. (I)	1,400	35,448
Capital Senior Living Corp. (I)	800	14,952
Cardinal Health, Inc.	1,865	76,801
Catamaran Corp. (I)	528	24,874
Catamaran Corp. (I)	400	18,812
Celesio AG	622	10,712
Centene Corp. (I)	512	20,992
Chemed Corp.	200	13,718
Cigna Corp.	1,500	80,190
CML Healthcare, Inc.	327	2,183
Community Health Systems, Inc.	1,000	30,740
Corvel Corp. (I)	200	8,966
Coventry Health Care, Inc.	1,100	49,313
DaVita HealthCare Partners, Inc. (I)	700	77,371
Diagnosticos da America SA	2,500	16,246
Emeritus Corp. (I)	200	4,944
Express Scripts Holding Company (I)	4,691	253,314
Fleury SA	200	2,255

The accompanying notes are an integral part of the financial statements.	54
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Fresenius Medical Care AG & Company
KGaA, ADR (L)	890	$30,527
Fresenius SE & Company KGaA	522	60,079
Gentiva Health Services, Inc. (I)(L)	400	4,020
HCA Holdings, Inc.	800	24,136
Health Management
Associates, Inc., Class A (I)	2,700	25,164
Health Net, Inc. (I)	600	14,580
HealthSouth Corp. (I)	600	12,666
Healthways, Inc. (I)	600	6,420
Henry Schein, Inc. (I)(L)	800	64,368
HMS Holdings Corp. (I)(L)	462	11,975
Humana, Inc.	900	61,767
IPC The Hospitalist Company, Inc. (I)	200	7,942
Kindred Healthcare, Inc. (I)(L)	741	8,018
Korian	384	6,798
Laboratory Corp. of America Holdings (I)	600	51,972
Landauer, Inc.	100	6,121
LHC Group, Inc. (I)	200	4,260
Life Healthcare Group Holdings, Ltd.	3,407	13,687
LifePoint Hospitals, Inc. (I)	500	18,875
Magellan Health Services, Inc. (I)	300	14,700
McKesson Corp.	1,200	116,352
MedCath Corp.	500	685
Medica SA	35	691
Mediclinic International, Ltd.	1,496	9,683
Medipal Holdings Corp.	800	8,815
Mediq NV	324	5,511
MEDNAX, Inc. (I)(L)	499	39,680
Miraca Holdings, Inc.	300	12,079
Molina Healthcare, Inc. (I)	900	24,354
MWI Veterinary Supply, Inc. (I)	200	22,000
National Healthcare Corp.	100	4,702
Netcare, Ltd.	1,489	3,451
Odontoprev SA	1,800	9,510
Omnicare, Inc. (L)	900	32,490
Oriola-KD OYJ	3,601	10,618
Orpea SA	163	7,211
Owens & Minor, Inc. (L)	350	9,979
Patterson Companies, Inc.	900	30,807
PDI, Inc. (I)	300	2,280
PharMerica Corp. (I)	600	8,544
Primary Health Care, Ltd.	5,118	21,386
PSS World Medical, Inc. (I)	300	8,664
Quest Diagnostics, Inc.	1,400	81,578
Ramsay Health Care, Ltd.	719	20,427
Rhoen-Klinikum AG	1,133	22,933
Ship Healthcare Holdings, Inc.	500	13,260
Sinopharm Group Company, Ltd., H Shares	1,600	5,082
Sonic Healthcare, Ltd.	1,778	24,828
Southern Cross Healthcare, Ltd. (I)	1,847	188
Sunrise Senior Living, Inc.	300	4,314
Suzuken Company, Ltd.	400	11,272
Team Health Holdings, Inc. (I)	600	17,262
Tenet Healthcare Corp. (I)	800	25,976
The Ensign Group, Inc.	200	5,438
The Providence Service Corp. (I)	400	6,796
Toho Holdings Company, Ltd.	300	5,249
Triple-S Management Corp., Class B (I)(L)	400	7,388
United Drug PLC	3,962	17,943
UnitedHealth Group, Inc.	5,506	298,645
Universal American Corp.	700	6,013
Universal Health Services, Inc., Class B	800	38,680

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
VCA Antech, Inc. (I)	900	$18,945
Vital KSK Holdings, Inc.	1,200	11,053
WellCare Health Plans, Inc. (I)	400	19,476
WellPoint, Inc.	1,916	116,723
		2,637,130
Health Care Technology - 0.1%
AGFA Gevaert NV (I)	387	1
AGFA Gevaert NV (European Exchange) (I)	1,552	2,688
Allscripts Healthcare Solutions, Inc. (I)	1,400	13,188
athenahealth, Inc. (I)	400	29,380
Cerner Corp. (I)	600	46,584
MedAssets, Inc. (I)	700	11,739
Medidata Solutions, Inc. (I)	300	11,757
Omnicell, Inc. (I)	600	8,922
Quality Systems, Inc.	500	8,680
		132,939
Life Sciences Tools & Services - 0.3%
Affymetrix, Inc. (I)(L)	1,200	3,804
Agilent Technologies, Inc.	1,500	61,410
Bachem Holding AG	51	2,037
Bio-Rad Laboratories, Inc., Class A (I)	300	31,515
Bruker Corp. (I)	1,400	21,378
BTG PLC (I)	3,898	21,109
Charles River
Laboratories International, Inc. (I)	500	18,735
Covance, Inc. (I)	500	28,885
EPS Company, Ltd.	2	5,124
Evotec AG (I)	1,151	3,985
Furiex Pharmaceuticals, Inc. (I)	125	2,408
Gerresheimer AG	197	10,430
Illumina, Inc. (I)	500	27,795
Life Technologies Corp. (I)	1,500	73,620
Lonza Group AG	368	19,904
Luminex Corp. (I)	500	8,380
Mettler-Toledo International, Inc. (I)	100	19,330
Morphosys AG (I)	113	4,374
Nordion, Inc.	900	5,863
PAREXEL International Corp. (I)	600	17,754
PerkinElmer, Inc.	1,200	38,088
QIAGEN NV (I)	1,198	21,728
Siegfried Holding AG	58	7,243
Tecan Group AG	62	5,196
Techne Corp.	225	15,377
Thermo Fisher Scientific, Inc.	2,411	153,774
Waters Corp. (I)	600	52,272
		681,518
Pharmaceuticals - 2.9%
Acino Holding AG	47	5,661
Acrux, Ltd.	1,766	5,284
Adcock Ingram Holdings, Ltd.	882	5,619
Alapis Holding Industrial and Commercial SA
of Pharmaceutical (I)	234	13
Allergan, Inc.	1,100	100,903
Almirall SA	494	4,853
Aspen Pharmacare Holdings, Ltd.	2,184	43,648
Astellas Pharma, Inc.	1,300	58,398
AstraZeneca PLC, ADR (L)	4,200	198,534
Bayer AG	2,535	240,730
Bristol-Myers Squibb Company	7,175	233,833
China Chemical &
Pharmaceutical Company, Ltd.	1,000	716

The accompanying notes are an integral part of the financial statements.	55
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
China Medical System Holdings, Ltd.	2,000	$1,552
China Pharmaceutical Group, Ltd. (I)	14,000	4,077
China Shineway Pharmaceutical Group, Ltd.	5,000	8,458
Chugai Pharmaceutical Company, Ltd.	300	5,750
Daiichi Sankyo Company, Ltd.	2,300	35,281
Dainippon Sumitomo Pharma Company, Ltd.	1,000	12,014
Dechra Pharmaceuticals PLC	545	5,327
Depomed, Inc. (I)(L)	1,200	7,428
Dong-A Pharmaceutical Company, Ltd.	45	4,591
Dr. Reddy’s Laboratories, Ltd., ADR (L)	384	12,783
EGIS Pharmaceuticals PLC	22	1,761
Eisai Company, Ltd.	600	25,053
Eli Lilly & Company	4,400	217,008
Endo Health Solutions, Inc. (I)	1,100	28,897
Faes Farma SA	488	1,070
Forest Laboratories, Inc. (I)	2,400	84,768
Galenica Holding AG	30	17,410
Genomma Lab Internacional SAB de CV (I)	3,800	7,808
GlaxoSmithKline Pharmaceuticals, Ltd.	235	9,433
GlaxoSmithKline PLC, ADR (L)	6,151	267,384
Glenmark Pharmaceuticals, Ltd.	334	3,246
Green Cross Holdings Corp.	480	6,855
H. Lundbeck A/S	487	7,129
Hanmi Pharm Company, Ltd. (I)	17	1,914
Hanmi Science Company, Ltd. (I)	26	183
Hi-Tech Pharmacal Company, Inc.	200	6,996
Hisamitsu Pharmaceutical Company, Inc.	300	14,875
Hospira, Inc. (I)	1,400	43,736
Impax Laboratories, Inc. (I)	700	14,343
Ipsen SA	190	5,755
Jazz Pharmaceuticals PLC (I)(L)	401	21,333
Johnson & Johnson	11,335	794,584
Kaken Pharmaceutical Company, Ltd.	1,000	14,698
Kissei Pharmaceutical Company, Ltd.	500	9,210
Kyowa Hakko Kogyo Company, Ltd.	2,000	19,751
Lannett Company, Inc. (I)	600	2,976
LG Life Sciences, Ltd. (I)	173	7,306
Lupin, Ltd.	519	5,841
Meda AB	1,953	20,128
Merck & Company, Inc.	15,905	651,151
Merck KGaA	311	41,033
Mitsubishi Tanabe Pharma Corp.	600	7,823
Mylan, Inc. (I)	3,200	87,936
Nippon Shinyaku Company, Ltd.	1,000	11,291
Novartis AG	1,146	72,555
Novartis AG, ADR (L)	5,725	362,393
Novo Nordisk A/S, ADR	1,149	187,528
Ono Pharmaceutical Company, Ltd.	400	20,412
Orion OYJ, Series A	170	4,950
Orion OYJ, Series B	460	13,520
Otsuka Holdings Company, Ltd.	300	8,422
Pain Therapeutics, Inc.	900	2,439
Perrigo Company (L)	400	41,612
Pfizer, Inc.	37,424	938,594
Pharmaxis, Ltd. (I)	8,412	10,848
Piramal Enterprises, Ltd.	482	4,583
Questcor Pharmaceuticals, Inc. (L)	900	24,048
Ranbaxy Laboratories, Ltd. (I)	764	7,048
Recordati SpA	1,275	11,682
Richter Gedeon Nyrt	89	14,680
Roche Holdings AG	2,022	411,932
Roche Holdings AG (SIX Swiss Exchange)	72	14,856
Rohto Pharmaceutical Company, Ltd.	1,000	11,642

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Salix Pharmaceuticals, Ltd. (I)	700	$28,336
Sanofi, ADR	8,388	397,423
Santarus, Inc. (I)(L)	1,300	14,274
Santen Pharmaceutical Company, Ltd.	400	15,315
Sawai Pharmaceutical Company, Ltd.	200	20,062
Seikagaku Corp.	100	1,063
Shionogi & Company, Ltd.	1,500	24,987
Shire PLC, ADR	715	65,909
Sihuan Pharmaceutical Holdings Group, Ltd.	4,000	1,767
Sino Biopharmaceutical	20,000	9,588
Stada Arzneimittel AG	532	17,152
Strides Arcolab, Ltd.	487	9,777
Sun Pharmaceutical Industries, Ltd.	965	12,994
Takeda Pharmaceutical Company, Ltd.	2,300	102,786
Teva Pharmaceutical Industries, Ltd., ADR	2,808	104,851
The Medicines Company (I)	400	9,588
Tsumura & Company, Ltd.	400	12,055
UCB SA	475	27,326
United Laboratories
International Holdings, Ltd. (I)	7,500	3,608
Valeant Pharmaceuticals International, Inc.
(Toronto Exchange) (I)(L)	846	50,565
Vectura Group PLC (I)	4,498	6,255
ViroPharma, Inc. (I)	986	22,441
Warner Chilcott PLC, Class A	1,500	18,060
Watson Pharmaceuticals, Inc. (I)	1,300	111,800
Wockhardt, Ltd. (I)	291	8,433
Yuhan Corp.	106	17,138
		6,733,435
		14,686,164
Industrials - 9.3%
Aerospace & Defense - 1.1%
AAR Corp.	700	13,076
Aerovironment, Inc. (I)	300	6,522
Alliant Techsystems, Inc.	400	24,784
American Science & Engineering, Inc.	100	6,521
AviChina Industry & Technology
Company, Ltd., H Shares	8,000	3,570
B/E Aerospace, Inc. (I)	820	40,508
BAE Systems PLC	16,678	91,629
Bombardier, Inc.	4,300	16,254
CAE, Inc.	1,009	10,215
Chemring Group PLC	1,365	5,116
Cobham PLC	7,963	28,960
Cubic Corp.	300	14,391
Curtiss-Wright Corp.	600	19,698
DigitalGlobe, Inc. (I)(L)	500	12,220
Ducommun, Inc. (I)	100	1,617
Elbit Systems, Ltd.	100	4,005
Embraer SA, ADR	850	24,234
Engility Holdings, Inc. (I)	183	3,525
Esterline Technologies Corp. (I)	200	12,722
European Aeronautic Defence &
Space Company NV	1,209	47,385
Exelis, Inc.	1,113	12,544
Finmeccanica SpA (I)	3,480	20,168
Forjas Taurus SA	139	223
GenCorp, Inc. (I)(L)	500	4,575
General Dynamics Corp.	1,565	108,408
GeoEye, Inc. (I)	400	12,292
HEICO Corp.	125	5,595
HEICO Corp., Class A	250	7,995

The accompanying notes are an integral part of the financial statements.	56
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Hexcel Corp. (I)	1,000	$26,960
Honeywell International, Inc.	2,898	183,936
Huntington Ingalls Industries, Inc.	466	20,196
L-3 Communications Holdings, Inc.	1,100	84,282
LMI Aerospace, Inc. (I)	200	3,868
Lockheed Martin Corp.	1,100	101,519
Meggitt PLC	5,021	31,300
MTU Aero Engines Holding AG	206	18,725
National Presto Industries, Inc.	100	6,910
Northrop Grumman Corp.	1,200	81,096
Orbital Sciences Corp. (I)	900	12,393
Precision Castparts Corp.	633	119,903
QinetiQ PLC	11,015	32,350
Raytheon Company	2,100	120,876
Rockwell Collins, Inc. (L)	865	50,317
Rolls-Royce Holdings PLC	10,461	150,725
S&T Dynamics Company, Ltd.	570	6,349
Saab AB	662	13,809
Safran SA	698	30,458
Singapore Technologies Engineering, Ltd.	6,000	18,939
Spirit Aerosystems Holdings, Inc., Class A (I)	1,200	20,364
Taser International, Inc. (I)	400	3,576
Teledyne Technologies, Inc. (I)	300	19,521
Textron, Inc.	3,000	74,370
Thales SA	402	13,878
The Boeing Company	2,800	211,008
TransDigm Group, Inc.	300	40,908
Triumph Group, Inc.	400	26,120
Ultra Electronics Holdings PLC	436	11,670
United Technologies Corp.	4,000	328,040
Zodiac Aerospace	309	34,510
		2,457,628
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (I)	1,300	5,213
Atlas Air Worldwide Holdings, Inc. (I)	400	17,724
C.H. Robinson Worldwide, Inc. (L)	763	48,237
Deutsche Post AG	2,841	62,296
Expeditors International of Washington, Inc.	1,400	55,370
FedEx Corp.	1,430	131,160
Freightways, Ltd.	3,835	13,533
Hanjin Transportation Company, Ltd.	140	2,594
Hub Group, Inc., Class A (I)	300	10,080
Hyundai Glovis Company, Ltd.	48	9,990
Kerry TJ Logistics Company, Ltd.	4,000	6,762
Kintetsu World Express, Inc.	100	3,338
Pacer International, Inc. (I)	200	780
Panalpina Welttransport Holding AG	103	10,471
Park-Ohio Holdings Corp. (I)	300	6,393
PostNL NV (I)	1,973	7,781
Shibusawa Warehouse Company, Ltd.	1,000	3,085
Sinotrans, Ltd., H Shares	11,000	1,800
TNT Express NV	1,760	19,909
Toll Holdings, Ltd.	3,609	17,277
United Parcel Service, Inc., Class B	2,777	204,748
UTi Worldwide, Inc.	1,000	13,400
Wincanton PLC (I)	620	714
Yamato Transport Company, Ltd.	2,400	36,493
		689,148
Airlines - 0.2%
Air China, Ltd., H Shares	4,000	3,418
Air France KLM (I)	1,136	10,808
Alaska Air Group, Inc. (I)	700	30,163

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Airlines (continued)
All Nippon Airways Company, Ltd.	3,000	$6,290
Asiana Airlines, Inc. (I)	1,080	6,272
Cathay Pacific Airways, Ltd.	8,000	14,873
China Airlines, Ltd. (I)	24,511	10,143
China Eastern Airlines Corp., Ltd.,
H Shares (I)(L)	6,000	2,403
China Southern Airlines Company, Ltd.,
H Shares	10,000	5,126
Delta Air Lines, Inc. (I)	5,500	65,285
Deutsche Lufthansa AG	1,546	29,059
easyJet PLC	2,043	25,684
Eva Airways Corp. (I)	13,112	7,685
Gol Linhas Aereas
Inteligentes SA, ADR (I)(L)	900	5,904
Hawaiian Holdings, Inc. (I)(L)	1,000	6,570
International Consolidated
Airlines Group SA (I)	7,304	21,586
JetBlue Airways Corp. (I)(L)	3,231	18,449
Korean Air Lines Company, Ltd. (I)	130	5,525
Latam Airlines Group SA (I)	1,170	26,889
Latam Airlines Group SA, ADR	200	4,712
Malaysian Airline System BHD (I)	8,000	1,865
Norwegian Air Shuttle ASA (I)	300	7,785
Qantas Airways, Ltd. (I)	5,035	7,917
Singapore Airlines, Ltd.	3,000	26,532
SkyWest, Inc.	100	1,246
Southwest Airlines Company (L)	6,509	66,652
Thai Airways International PCL (I)	6,600	4,768
Turk Hava Yollari (I)	3,051	10,736
United Continental Holdings, Inc. (I)(L)	3,094	72,338
US Airways Group, Inc. (I)	1,010	13,635
Virgin Australia Holdings, Ltd. (I)	16,061	83
Virgin Australia Holdings, Ltd.
(Australian Exchange) (I)	16,061	7,033
		527,434
Building Products - 0.3%
AAON, Inc.	450	9,392
AFG Arbonia-Forster Holding AG (I)	54	1,371
American Woodmark Corp. (I)	100	2,782
AO Smith Corp.	450	28,382
Apogee Enterprises, Inc.	400	9,588
Armstrong World Industries, Inc.	500	25,365
Asahi Glass Company, Ltd.	5,000	36,327
Assa Abloy AB, Series B	2,028	76,365
Belimo Holding AG	4	7,737
Bunka Shutter Company, Ltd.	2,000	9,279
Cie de Saint-Gobain	1,580	67,606
Daikin Industries, Ltd.	600	20,616
Fortune Brands Home & Security, Inc. (I)	2,100	61,362
Geberit AG	153	33,871
Gibraltar Industries, Inc. (I)	200	3,184
Griffon Corp. (L)	653	7,483
GWA International, Ltd.	1,367	3,296
Hills Industries, Ltd.	1,154	1,078
Insteel Industries, Inc.	280	3,494
Lennox International, Inc.	400	21,008
LG Hausys, Ltd.	28	2,078
Lindab International AB	600	3,984
LIXIL Group Corp.	1,600	35,630
Masco Corp.	3,500	58,310
Nibe Industrier AB	654	9,463
Nippon Sheet Glass Company, Ltd.	11,000	14,559
Nitto Boseki Company, Ltd.	2,000	7,924

The accompanying notes are an integral part of the financial statements.	57
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Building Products (continued)
Owens Corning, Inc. (I)	1,020	$37,730
Quanex Building Products Corp.	500	10,205
Rockwool International A/S	100	11,257
Sankyo Tateyama, Inc. (I)	200	3,555
Sanwa Shutter Corp.	2,000	8,758
Simpson Manufacturing Company, Inc. (L)	400	13,116
Sintex Industries, Ltd.	1,509	1,826
Systemair AB	211	2,829
Takara Standard Company, Ltd.	1,000	7,083
Takasago Thermal Engineering Company, Ltd.	1,000	7,859
TOTO, Ltd.	2,000	15,023
Trex Company, Inc. (I)	300	11,169
Universal Forest Products, Inc. (L)	300	11,412
USG Corp. (I)(L)	1,400	39,298
Wienerberger AG (L)	1,142	10,521
Zehnder Group AG	185	8,979
		762,154
Commercial Services & Supplies - 0.7%
3M India, Ltd. (I)	25	1,822
ABM Industries, Inc.	600	11,970
ACCO Brands Corp. (I)(L)	1,612	11,832
Aggreko PLC	1,315	37,712
ARC Document Solutions, Inc. (I)	800	2,048
Avery Dennison Corp. (L)	800	27,936
Babcock International Group PLC	1,783	27,670
Berendsen PLC	1,296	12,345
Blue Label Telecoms, Ltd.	3,672	3,501
Brambles, Ltd.	5,274	41,971
Cabcharge Australia, Ltd.	479	2,211
China Everbright International, Ltd.	16,000	8,142
Cintas Corp. (L)	1,168	47,771
Clean Harbors, Inc. (I)	493	27,120
Consolidated Graphics, Inc. (I)	200	6,984
Copart, Inc. (I)	1,400	41,300
Corrections Corp. of America	862	30,575
Courier Corp.	200	2,200
Covanta Holding Corp.	1,384	25,493
Dai Nippon Printing Company, Ltd.	4,000	31,347
Daiseki Company, Ltd.	500	6,908
De La Rue PLC	1,136	16,767
Deluxe Corp. (L)	400	12,896
Derichebourg SA	416	1,781
Downer EDI, Ltd. (I)	1,628	7,007
Duskin Company, Ltd.	600	10,833
Edenred	625	19,436
Ennis, Inc.	200	3,094
Fuel Tech, Inc. (I)	500	2,100
G&K Services, Inc., Class A	200	6,830
G4S PLC	6,767	28,257
Gategroup Holding AG	136	3,581
GL Events SA	168	3,780
Gunnebo AB	1,340	5,067
Herman Miller, Inc.	400	8,568
HNI Corp. (L)	600	18,036
Homeserve PLC	3,340	12,610
Horizon North Logistics, Inc.	240	1,658
InnerWorkings, Inc. (I)	1,000	13,780
Interface, Inc. (L)	800	12,864
Intersections, Inc.	206	1,953
Intrum Justitia AB	459	6,866
Iron Mountain, Inc.	1,205	37,425
K-Green Trust	1,400	1,183
Kimball International, Inc., Class B	200	2,322

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Kokuyo Company, Ltd.	500	$3,586
Koza Anadolu Metal Madencilik
Isletmeleri AS (I)	6,160	19,595
Lassila & Tikanoja OYJ	363	5,575
Loomis AB	512	8,230
McGrath RentCorp. (L)	200	5,804
Mine Safety Appliances Company	400	17,084
Mitie Group PLC	2,329	9,966
Mitsubishi Pencil Company, Ltd.	200	3,344
Moshi Moshi Hotline, Inc.	400	5,098
Mvelaserve, Ltd. (I)	2,549	2,584
Nissha Printing Company, Ltd. (I)	300	3,568
NL Industries, Inc.	400	4,580
Orell Fuessli Holding AG	16	1,620
PayPoint PLC	1,027	13,787
Pitney Bowes, Inc. (L)	1,400	14,896
Programmed Maintenance Services, Ltd.	3,918	7,785
Progressive Waste Solutions, Ltd.	233	5,033
Prosegur Cia de Seguridad SA	2,400	14,093
R.R. Donnelley & Sons Company (L)	1,800	16,200
Regus PLC	6,222	11,228
Rentokil Initial PLC	15,959	25,315
Republic Services, Inc.	3,305	96,936
Ritchie Brothers Auctioneers, Inc.	700	14,602
Rollins, Inc.	950	20,938
RPS Group PLC	1,673	5,772
S1 Corp.	180	11,778
Schawk, Inc.	500	6,580
Seche Environnement SA	29	1,055
Secom Company, Ltd.	500	25,200
Securitas AB, Series B	2,105	18,491
Serco Group PLC	2,550	21,953
Shanks Group PLC	2,270	3,347
Societe BIC SA	122	14,564
Sohgo Security Services Company, Ltd.	1,000	12,445
Standard Parking Corp. (I)	200	4,398
Steelcase, Inc., Class A	1,200	15,288
Stericycle, Inc. (I)	500	46,635
Sykes Enterprises, Inc. (I)	600	9,132
Taiwan Secom Company, Ltd.	4,000	8,967
Team, Inc. (I)	400	15,216
Tetra Tech, Inc. (I)	800	21,160
The ADT Corp.	1,264	58,763
The Brink’s Company	300	8,559
The Geo Group, Inc.	714	20,135
Tomra Systems ASA	800	7,232
Toppan Forms Company, Ltd.	800	7,176
Toppan Printing Company, Ltd.	3,000	18,484
Transcontinental, Inc., Class A	500	5,605
Transfield Services, Ltd.	6,866	14,061
Transpacific Industries Group, Ltd. (I)	6,167	5,041
Tyco International, Ltd.	2,529	73,973
UniFirst Corp.	200	14,664
United Stationers, Inc. (L)	400	12,396
US Ecology, Inc.	100	2,354
Valid Solucoes e Servicos de Seguranca em
Meios de Pagamento e Identificacao SA	220	4,887
Viad Corp.	400	10,864
Waste Connections, Inc.	1,350	45,617
Waste Management, Inc.	2,333	78,715
WHK Group, Ltd.	5,300	5,411
		1,614,917

The accompanying notes are an integral part of the financial statements.	58
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering - 0.7%
Abengoa SA	391	$1,241
Abengoa SA, B Shares (I)	1,564	4,978
ACS Actividades de Construccion
y Servicios SA	871	22,291
AECOM Technology Corp. (I)	900	21,420
Aecon Group, Inc.	1,200	12,848
Aegion Corp. (I)(L)	700	15,533
Arcadis NV	353	8,271
Astaldi SpA	400	2,690
Aveng, Ltd.	2,595	9,389
Balfour Beatty PLC	4,923	22,000
Bauer AG	199	5,072
Besalco SA	5,468	10,024
Bilfinger Berger SE	293	28,307
Bird Construction, Inc.	47	625
Boart Longyear, Ltd.	4,209	8,443
Bouygues SA	1,092	32,199
Cardno, Ltd.	828	6,060
Carillion PLC	3,896	20,434
China Communications Construction
Company, Ltd., H Shares	21,787	21,366
China Railway Construction Corp., H Shares	13,500	15,526
China Railway Group, Ltd., H Shares	23,000	13,536
China State Construction
International Holdings, Ltd.	1,600	1,946
Chugai Ro Company, Ltd.	1,000	2,586
Chung Hsin Electric &
Machinery Manufacturing Corp.	1,000	536
Churchill Corp.	400	3,499
Comfort Systems USA, Inc.	400	4,864
COMSYS Holdings Corp.	1,200	15,439
Consolidated Infrastructure Group, Ltd. (I)	116	224
Cosco International Holdings, Ltd.	22,427	9,928
CTCI Corp.	6,000	11,881
Daelim Industrial Company, Ltd.	115	9,447
Doosan Heavy Industries and
Construction Company, Ltd.	275	11,663
Dycom Industries, Inc. (I)	500	9,900
Eiffage SA	234	10,624
Ellaktor SA (I)	2,313	5,934
EMCOR Group, Inc.	600	20,766
Empresas ICA SAB de CV (I)	8,100	20,221
Ferrovial SA	2,357	34,752
FLSmidth & Company A/S, B Shares	389	22,725
Fluor Corp.	1,100	64,614
Fomento de Construcciones
y Contratas SA (L)	377	4,668
Furmanite Corp. (I)	344	1,847
Galliford Try PLC	1,829	22,679
Gammon India, Ltd.	1,883	1,316
Gamuda BHD	12,700	15,141
GEK Terna Holding Real
Estate Construction SA (I)	925	2,474
GMR Infrastructure, Ltd. (I)	11,509	4,096
Granite Construction, Inc.	500	16,810
Great Lakes Dredge & Dock Corp.	800	7,144
Grontmij (I)	859	3,264
Group Five, Ltd.	927	3,099
GS Engineering & Construction Corp.	209	11,308
Halla Engineering & Construction Corp.	260	1,951
Heijmans NV	103	971
Hindustan Construction Company, Ltd. (I)	4,756	1,590
HKC Holdings, Ltd.	27,770	1,041

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Hochtief AG (I)	251	$14,584
Hyundai Development Company	490	9,997
Hyundai Engineering &
Construction Company, Ltd.	310	20,421
IJM Corp. BHD	6,200	10,126
Implenia AG	111	4,840
Impregilo SpA	4,555	21,368
Impulsora del Desarrollo y El Empleo en
America Latina SAB de CV (I)	13,100	24,069
Interchina Holdings Company (I)	15,000	885
IVRCL, Ltd. (I)	6,650	5,577
Jacobs Engineering Group, Inc. (I)	1,300	55,341
JGC Corp.	1,000	31,152
Kajima Corp.	5,000	16,514
Kandenko Company, Ltd.	1,000	4,479
KBR, Inc.	1,500	44,880
Keller Group PLC	325	3,687
KEPCO Engineering &
Construction Company, Inc.	50	3,288
Kier Group PLC	213	4,606
Kinden Corp.	1,000	6,484
Koninklijke BAM Groep NV	2,400	10,455
Koninklijke Boskalis Westinster NV	422	19,239
Kumho Industrial Company, Ltd. (I)	33	48
Kyowa Exeo Corp.	1,000	10,015
Lanco Infratech, Ltd. (I)	6,722	1,668
Larsen & Toubro, Ltd.	474	14,059
Layne Christensen Company (I)(L)	400	9,708
Leighton Holdings, Ltd.	671	12,624
Macmahon Holdings, Ltd.	8,180	1,935
Maeda Road Construction Company, Ltd.	1,000	15,288
Malaysian Resources Corp. BHD	19,050	9,712
MasTec, Inc. (I)(L)	1,000	24,930
Metallurgical Corp. of China, Ltd.,
H Shares (I)	3,000	586
Michael Baker Corp.	100	2,493
Mirait Holdings Corp.	1,000	9,046
Monadelphous Group, Ltd.	333	8,541
Morgan Sindall PLC	210	1,721
Mota Engil SGPS SA	444	919
Murray & Roberts Holdings, Ltd. (I)	4,035	11,821
MYR Group, Inc. (I)	300	6,675
NCC, Ltd.	1,391	1,491
Nippo Corp.	1,000	13,735
Nishimatsu Construction Company, Ltd.	2,000	4,156
Northwest Pipe Company (I)	200	4,772
NRW Holdings, Ltd.	518	1,040
Obayashi Corp.	4,000	22,515
Obrascon Huarte Lain SA	200	5,809
Orascom Construction Industries, GDR (I)	393	15,803
Orion Marine Group, Inc. (I)(L)	300	2,193
Outotec OYJ	215	12,302
Penta-Ocean Construction Company, Ltd. (L)	3,500	9,464
PER Aarsleff A/S	90	6,688
Pike Electric Corp.	500	4,775
Polimex-Mostostal SA (I)	26	5
Polnord SA (I)	395	1,333
Promotora y Operadora de Infraestructura
SAB de CV (I)	1,642	10,924
Punj Lloyd, Ltd.	1,401	1,541
Quanta Services, Inc. (I)	1,800	49,122
Raubex Group, Ltd.	1,042	2,084
Royal Imtech NV	448	10,476

The accompanying notes are an integral part of the financial statements.	59
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Sacyr Vallehermoso SA (I)	311	$706
Samsung Engineering Company, Ltd.	129	20,104
Sanki Engineering Company, Ltd.	2,000	9,731
Severfield Rowen PLC	2,280	3,577
Shikun & Binui, Ltd.	842	1,574
Shimizu Corp.	3,000	11,283
Skanska AB, Series B	2,340	38,500
SNC-Lavalin Group, Inc.	700	28,374
Sterling Construction Company, Inc. (I)	300	2,982
Strabag SE	153	4,127
Sweco AB	449	5,028
Taisei Corp.	9,000	29,753
The Shaw Group, Inc. (I)	535	24,936
Toda Corp.	3,000	9,090
Toyo Engineering Corp.	1,000	4,722
Tutor Perini Corp. (I)	700	9,590
UGL, Ltd.	1,131	12,863
United Engineers, Ltd.	2,000	5,540
URS Corp.	1,000	39,260
Veidekke ASA	501	3,973
Vianini Lavori SpA	357	1,431
Vinci SA	1,259	59,919
Wilson Bayly Holmes-Ovcon, Ltd.	416	7,622
YIT OYJ	616	12,119
Yokogawa Bridge Corp.	1,000	9,160
Yongnam Holdings, Ltd.	43,000	8,461
		1,641,635
Electrical Equipment - 0.7%
ABB, Ltd.	467	6,025
ABB, Ltd.	7,279	151,140
Acuity Brands, Inc.	500	33,865
Alstom SA	788	32,290
AMETEK, Inc.	1,443	54,214
AZZ, Inc.	400	15,372
Belden, Inc.	400	17,996
Bharat Heavy Electricals, Ltd.	2,195	9,284
Brady Corp., Class A	700	23,380
China High Speed Transmission Equipment
Group Company, Ltd. (I)	5,000	1,990
Crompton Greaves, Ltd.	1,545	3,285
Eaton Corp. PLC	3,007	162,979
Eltek ASA	1,541	1,103
Emerson Electric Company	3,256	172,438
Encore Wire Corp.	500	15,155
EnerSys, Inc. (I)(L)	761	28,636
Franklin Electric Company, Inc. (L)	200	12,434
FSP Technology, Inc.	6,079	5,644
Fujikura, Ltd.	4,000	12,392
Furukawa Electric Company, Ltd. (I)	4,000	8,988
Futaba Corp.	600	6,781
Gamesa Corporacion Tecnologica SA	1,673	3,701
Generac Holdings, Inc.	700	24,017
General Cable Corp. (I)	500	15,205
GrafTech International, Ltd. (I)(L)	1,700	15,963
Harbin Electric Company, Ltd., H Shares	6,000	5,240
Hubbell, Inc., Class B	400	33,852
Huber & Suhner AG	13	623
II-VI, Inc. (I)	250	4,568
Johnson Electric Holdings, Ltd.	11,000	7,366
Legrand SA	852	35,960
LS Cable, Ltd.	188	16,657
LS Industrial Systems Company, Ltd.	164	10,324
LSI Industries, Inc.	300	2,103

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Mabuchi Motor Company, Ltd.	200	$8,527
Mersen	322	9,172
Mitsubishi Electric Corp.	6,000	51,069
Neo Holdings Company, Ltd. (I)	85	0
Neo-Neon Holdings, Ltd. (I)	10,000	2,646
Nexans SA	196	8,912
Nidec Corp.	400	23,390
Nippon Carbon Company, Ltd.	1,000	2,062
Nippon Signal Company, Ltd.	800	5,661
Nitto Kogyo Corp.	100	1,357
Nordex AG (I)	111	438
Ormat Industries, Ltd.	811	4,873
Phoenix Mecano AG	4	1,882
Polypore International, Inc. (I)(L)	500	23,250
Powell Industries, Inc. (I)	100	4,153
Powercom Company, Ltd. (I)	5,350	2,844
Prysmian SpA	1,626	32,897
Regal-Beloit Corp.	400	28,188
Rockwell Automation, Inc.	900	75,591
Roper Industries, Inc.	1,000	111,480
Saft Groupe SA	395	9,242
Schneider Electric SA	1,537	114,635
SGL Carbon SE (L)	292	11,583
Somfy SA	32	5,525
Sumitomo Electric Industries, Ltd.	3,500	40,503
SWCC Showa Holdings Company, Ltd.	6,000	5,172
Taihan Electric Wire Company, Ltd. (I)	265	920
The Babcock & Wilcox Company	1,200	31,440
Toyo Tanso Company, Ltd.	200	4,079
Ushio, Inc.	700	7,645
Vacon PLC	122	6,505
Vestas Wind Systems A/S (I)(L)	992	5,624
Vicor Corp. (I)	200	1,084
Walsin Lihwa Corp. (I)	39,000	13,373
XP Power, Ltd.	131	2,188
Zhuzhou CSR Times Electric Company, Ltd.,
H Shares	4,000	15,104
Zumtobel AG	627	8,348
		1,632,332
Industrial Conglomerates - 1.3%
3M Company	2,900	269,265
Aditya Birla Nuvo, Ltd.	491	9,871
Alfa SAB de CV, Class A	18,000	38,266
Bakrie & Brothers Tbk PT (I)	1,496,000	7,761
Beijing Enterprises Holdings, Ltd.	4,000	26,199
Berjaya Corp. BHD	16,100	3,101
Bidvest Group, Ltd.	1,357	34,717
Carlisle Companies, Inc.	600	35,256
Chongqing Machinery & Electric
Company, Ltd., H Shares	4,000	673
CIR-Compagnie Industriali Riunite SpA	2,773	2,925
Citic Pacific, Ltd.	6,000	9,077
CJ Corp.	119	13,278
Clal Industries & Investments, Ltd.	576	1,873
CSR, Ltd.	6,720	13,792
Daetwyler Holding AG	23	2,170
Danaher Corp.	3,200	178,880
DCC PLC	645	20,583
Dogan Sirketler Grubu Holdings AS (I)	10,683	5,534
Doosan Corp.	85	10,313
Enka Insaat ve Sanayi AS	2,091	6,224
Far Eastern New Century Corp.	12,588	14,461
Fraser and Neave, Ltd.	4,000	31,837

The accompanying notes are an integral part of the financial statements.	60
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrial Conglomerates (continued)
General Electric Company	59,060	$1,239,669
Grupo Carso SAB de CV, Series A1	5,200	25,557
Hutchison Whampoa, Ltd.	9,000	95,475
Ihlas Holding AS (I)	8,301	5,831
Indus Holding AG	334	8,935
Jaiprakash Associates, Ltd.	3,873	6,982
Katakura Industries Company, Ltd.	700	6,186
Keihan Electric Railway Company, Ltd.	3,000	13,583
Keppel Corp., Ltd.	3,700	33,620
Koninklijke Philips Electronics NV	4,947	132,720
LG Corp.	343	21,023
MAX India, Ltd.	1,717	7,686
NWS Holdings, Ltd.	9,672	16,508
Orkla ASA	4,826	42,251
Raven Industries, Inc. (L)	600	15,816
Reunert, Ltd.	873	8,010
Rheinmetall AG	298	14,337
Samsung Techwin Company, Ltd.	171	9,583
SembCorp Industries, Ltd.	4,000	17,429
Shanghai Industrial Holdings, Ltd.	4,000	14,133
Siemens AG	306	33,259
Siemens AG, ADR	2,430	266,012
Sime Darby BHD	9,700	30,229
SK Holdings Company, Ltd.	178	29,832
SM Investments Corp.	1,060	22,784
Smiths Group PLC	2,069	40,725
Sonae	3,327	3,047
Standex International Corp.	100	5,129
Turkiye Sise ve Cam Fabrikalari AS	4,366	7,242
		2,909,649
Machinery - 2.0%
Aalberts Industries NV	535	11,310
Actuant Corp., Class A (L)	500	13,955
AG Growth International, Inc.	87	2,743
AGCO Corp. (I)	800	39,296
Aida Engineering, Ltd.	1,000	7,922
Alamo Group, Inc.	400	13,056
Albany International Corp., Class A	400	9,072
Alfa Laval AB	1,396	29,261
Altra Holdings, Inc.	300	6,615
American Railcar Industries, Inc.	400	12,692
Andritz AG	368	23,643
Ashok Leyland, Ltd.	3,312	1,639
Atlas Copco AB, Series A	1,661	45,982
Atlas Copco AB, Series B	1,113	27,306
ATS Automation Tooling Systems, Inc. (I)	1,702	15,040
Bando Chemical Industries, Ltd.	1,000	3,361
Barnes Group, Inc.	700	15,722
Beijer Alma AB	96	1,715
Blount International, Inc. (I)	500	7,910
Bobst Group AG (I)	236	6,725
Bodycote PLC	1,394	10,339
Bradken, Ltd.	1,082	6,260
Briggs & Stratton Corp. (L)	400	8,432
Bucher Industries AG	51	10,090
Burckhardt Compression Holding AG	20	6,560
Cargotec Corp. OYJ	270	7,156
Cascade Corp.	100	6,430
Caterpillar, Inc.	3,200	286,656
Chart Industries, Inc. (I)(L)	600	40,002
China Automation Group, Ltd.	13,000	3,680
China National Materials Company, Ltd.,
H Shares	11,000	3,461

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
CIRCOR International, Inc.	300	$11,877
CLARCOR, Inc.	365	17,440
CNH Global NV	619	24,940
Colfax Corp. (I)(L)	773	31,191
Columbus McKinnon Corp. (I)	500	8,260
Concentric AB	1,200	10,384
Conzzeta Holding AG	3	5,460
Cosco Corp. Singapore, Ltd. (L)	10,000	7,429
Crane Company	400	18,512
CSR Corp., Ltd., H Shares	6,000	5,326
Cummins, Inc.	808	87,547
Daifuku Company, Ltd.	1,500	9,660
Danieli & C Officine Meccaniche SpA	270	7,768
Deere & Company	1,900	164,198
Deutz AG (I)	380	1,775
Donaldson Company, Inc.	600	19,704
Doosan Infracore Company, Ltd. (I)	830	13,291
Dover Corp. (L)	1,800	118,278
Ebara Corp.	4,000	16,814
EnPro Industries, Inc. (I)	300	12,270
ESCO Technologies, Inc.	400	14,964
Faiveley Transport	97	6,282
FANUC Corp.	600	111,578
Federal Signal Corp. (I)	1,100	8,371
Fenner PLC	3,040	19,405
Fiat Industrial SpA	3,942	43,222
First Tractor Company, Ltd., H Shares (I)	10,000	10,013
Flowserve Corp.	500	73,400
FreightCar America, Inc.	100	2,242
Fujitec Company, Ltd.	1,000	7,241
Furukawa Company, Ltd. (I)	3,000	3,021
Gardner Denver, Inc.	500	34,250
GEA Group AG	875	28,261
Georg Fischer AG	30	12,091
Gildemeister AG	397	8,014
Glory, Ltd.	500	11,582
Graco, Inc.	600	30,894
Graham Corp.	300	5,850
Greenbrier Companies, Inc. (I)(L)	300	4,851
Haldex AB	1,200	6,185
Hanjin Heavy Industries &
Construction Company, Ltd. (I)	414	4,877
Hanjin Heavy Industries & Construction
Holdings Company, Ltd.	120	831
Harsco Corp.	1,100	25,850
Heidelberger Druckmaschinen AG (I)(L)	2,635	4,275
Hitachi Construction
Machinery Company, Ltd.	400	8,397
Hitachi Koki Company, Ltd.	800	6,549
Hitachi Zosen Corp.	7,500	10,490
Hyster-Yale Materials Handling, Inc.	200	9,760
Hyundai Heavy Industries Company, Ltd.	170	38,789
Hyundai Mipo Dockyard	82	9,845
IDEX Corp. (L)	500	23,265
IHI Corp.	9,000	23,134
Illinois Tool Works, Inc.	2,300	139,863
IMI PLC	2,326	41,370
Ingersoll-Rand PLC	1,900	91,124
Interpump SpA	762	5,921
Invensys PLC	5,363	29,137
Iochpe-Maxion SA	800	10,742
Iseki & Company, Ltd.	3,000	7,795
ITT Corp.	800	18,768

The accompanying notes are an integral part of the financial statements.	61
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Jain Irrigation Systems, Ltd.	1,975	$2,737
Jaya Holdings, Ltd. (I)	8,000	4,347
John Bean Technologies Corp.	343	6,095
Joy Global, Inc.	617	39,352
JTEKT Corp.	1,000	9,537
Kadant, Inc. (I)	100	2,651
Kawasaki Heavy Industries, Ltd.	7,000	19,023
Kaydon Corp. (L)	500	11,965
Kennametal, Inc.	574	22,960
Kitz Corp.	1,000	4,703
Komatsu, Ltd.	2,900	74,209
Komori Corp.	700	5,825
Kone OYJ	614	45,465
Konecranes OYJ	207	7,011
Krones AG	110	6,824
Kubota Corp.	3,000	34,456
KUKA AG (I)	423	15,468
Kurita Water Industries, Ltd.	700	15,380
LB Foster Company, Class A	200	8,688
Lincoln Electric Holdings, Inc.	800	38,944
Lindsay Corp.	200	16,024
Lonking Holdings, Ltd.	24,000	6,469
Lydall, Inc. (I)	600	8,604
Makino Milling Machine Company, Ltd.	1,000	6,217
Makita Corp.	400	18,605
MAN SE	223	23,845
Meidensha Corp.	2,000	6,797
Melrose Industries PLC	7,542	28,098
Meritor, Inc. (I)	1,100	5,203
Met-Pro Corp.	200	1,938
Metka SA	436	5,685
Metso OYJ	922	40,165
Meyer Burger Technology AG (I)	313	2,335
Middleby Corp. (I)	200	25,642
Miller Industries, Inc. (L)	300	4,575
Minebea Company, Ltd.	2,000	7,118
Mitsubishi Heavy Industries, Ltd.	11,000	53,194
Mitsuboshi Belting Company, Ltd.	1,000	5,562
Morgan Crucible Company PLC	2,337	10,342
Mori Seiki Company, Ltd.	400	3,496
Mueller Industries, Inc.	395	19,762
Mueller Water Products, Inc., Class A	1,800	10,098
Nabtesco Corp.	400	8,852
Nachi-Fujikoshi Corp.	1,000	4,084
NGK Insulators, Ltd.	1,000	11,760
Nippon Thompson Company, Ltd.	1,000	4,447
Nitto Kohki Company, Ltd.	300	6,347
NKT Holding A/S	153	5,534
Nordson Corp.	600	37,872
Noritake Company, Ltd.	1,000	2,428
NTN Corp.	3,000	8,112
OC Oerlikon Corp. AG	1,126	12,901
OSG Corp.	400	5,553
Oshkosh Corp. (I)	900	26,685
Otto Marine, Ltd. (I)	21,000	1,546
PACCAR, Inc. (L)	1,456	65,826
Pall Corp. (L)	900	54,234
Parker Hannifin Corp.	900	76,554
Pentair, Ltd.	506	24,870
Pfeiffer Vacuum Technology AG	50	6,055
PMFG, Inc. (I)	100	909
Rational AG	25	7,200
Rieter Holding AG	46	8,152

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Robbins & Myers, Inc.	468	$27,823
Rotork PLC	289	11,985
Ryobi, Ltd.	1,000	2,710
Samsung Heavy Industries Company, Ltd.	740	26,929
Sandvik AB	2,650	42,592
Sauer-Danfoss, Inc.	300	16,011
Scania AB, Series B	1,474	30,656
Schindler Holding AG, Registered Shares	88	12,472
Schweiter Technologies AG	26	14,882
SembCorp Marine, Ltd.	2,000	7,614
Semperit AG Holding	67	2,761
Senior PLC	2,247	7,373
Shima Seiki Manufacturing, Ltd.	400	6,510
Sinotruk Hong Kong, Ltd.	3,000	2,309
Sintokogio, Ltd.	600	4,748
SKF AB, B Shares	2,021	51,141
SMC Corp.	200	36,283
Snap-on, Inc.	500	39,495
Spirax-Sarco Engineering PLC	456	17,144
SPX Corp.	600	42,090
Stanley Black & Decker, Inc.	1,656	122,494
STX Corp. Company, Ltd.	484	3,826
STX Engine Company, Ltd.	440	3,839
STX Offshore & Shipbuilding Company, Ltd.	430	2,958
Sulzer AG	175	27,734
Sumitomo Heavy Industries, Ltd.	4,000	19,105
Swisslog Holding AG	5,374	6,917
Tecumseh Products Company, Class A (I)	100	462
Tennant Company	100	4,395
Terex Corp. (I)	1,200	33,732
The Gorman-Rupp Company (L)	373	11,127
The Japan Steel Works, Ltd.	2,000	12,956
The Manitowoc Company, Inc. (L)	1,600	25,088
The Toro Company	800	34,384
The Weir Group PLC	1,008	31,288
THK Company, Ltd.	600	10,782
Timken Company	1,100	52,613
Titan International, Inc.	525	11,403
Torishima Pump Manufacturing Company, Ltd.	200	1,596
Toromont Industries, Ltd.	500	10,606
Trelleborg AB, Series B	939	11,715
Trimas Corp. (I)	500	13,980
Trinity Industries, Inc.	1,000	35,820
Tsubakimoto Chain Company, Ltd.	1,000	5,643
Union Tool Company, Ltd.	100	1,551
United Tractors Tbk PT	5,053	10,386
Vallourec SA	550	28,703
Valmont Industries, Inc.	200	27,310
Vesuvius PLC	3,162	17,884
Volvo AB, Series A	2,331	32,347
Volvo AB, Series B	5,241	72,272
Vossloh AG	56	5,507
WABCO Holdings, Inc. (I)	400	26,076
Wabtec Corp.	400	35,016
Wacker Neuson SE	190	2,603
Wartsila OYJ	1,392	61,567
Watts Water Technologies, Inc., Class A	600	25,794
WEG SA	1,400	18,583
Weichai Power Company, Ltd., H Shares	1,200	5,457
Woodward, Inc. (L)	900	34,317
Xylem, Inc.	1,692	45,853
Yangzijiang Shipbuilding Holdings, Ltd.	14,000	11,092
Zardoya Otis SA	1,278	18,420

The accompanying notes are an integral part of the financial statements.	62
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares	4,200	$6,340
		4,679,058
Marine - 0.1%
A.P. Moeller Maersk A/S, Series A	6	45,927
China COSCO Holdings Company, Ltd.,
H Shares (I)	18,500	9,294
China Shipping Development Company, Ltd.,
H Shares	10,000	5,874
Cia Sud Americana de Vapores SA (I)	7,688	691
D/S Norden A/S	64	1,861
DFDS A/S	36	1,633
Genco Shipping & Trading, Ltd. (I)	300	1,047
Golden Ocean Group, Ltd. (I)	4,000	2,823
Grindrod, Ltd.	3,074	5,789
Hanjin Shipping Company, Ltd. (I)	826	9,330
Hanjin Shipping Holdings Company, Ltd. (I)	98	524
Hyundai Merchant Marine Company, Ltd. (I)	144	3,189
Iino Kaiun Kaisha, Ltd.	1,300	4,773
International Shipholding Corp.	200	3,296
Kawasaki Kisen Kaisha, Ltd. (I)	5,000	7,646
Kirby Corp. (I)(L)	600	37,134
Kuehne & Nagel International AG	166	20,202
Malaysian Bulk Carriers BHD	1,700	742
Matson, Inc. (L)	400	9,888
Mermaid Marine Australia, Ltd.	601	2,156
MISC BHD (I)	6,240	8,795
Mitsui O.S.K. Lines, Ltd.	7,000	20,860
Neptune Orient Lines, Ltd. (I)	7,000	6,657
Nippon Yusen KK	11,000	25,888
Orient Overseas International, Ltd.	1,500	9,886
Pacific Basin Shipping, Ltd.	14,000	7,957
Shun Tak Holdings, Ltd.	16,500	9,070
Sinotrans Shipping, Ltd.	15,500	3,773
STX Pan Ocean Company, Ltd.	870	3,880
Trada Maritime Tbk PT (I)	99,000	11,853
Trencor, Ltd.	1,264	8,307
U-Ming Marine Transport Corp.	4,000	6,419
Wan Hai Lines, Ltd. (I)	8,820	5,115
Wilh Wilhelmsen Holding ASA, Class A	150	4,279
		306,558
Professional Services - 0.4%
Acacia Research Corp. (I)	313	8,028
Adcorp Holdings, Ltd.	858	3,023
Adecco SA	866	45,903
AF AB	518	12,434
ALS, Ltd.	3,230	36,716
Barrett Business Services, Inc.	312	11,884
Brunel International NV	211	10,212
Bureau Veritas SA	188	20,902
Capita PLC	2,953	36,566
CBIZ, Inc. (I)	900	5,319
CDI Corp.	200	3,426
CRA International, Inc. (I)	300	5,931
Equifax, Inc.	1,000	54,120
Experian PLC	4,400	71,092
Exponent, Inc. (I)	200	11,166
FTI Consulting, Inc. (I)	400	13,200
GP Strategies Corp. (I)	499	10,304
Hays PLC	14,281	19,183
Heidrick & Struggles International, Inc.	300	4,578
Hill International, Inc. (I)	800	2,928

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Hudson Global, Inc. (I)	200	$896
Huron Consulting Group, Inc. (I)	300	10,107
ICF International, Inc. (I)	200	4,688
IHS, Inc., Class A (I)	500	48,000
Insperity, Inc.	300	9,768
Intertek Group PLC	808	40,776
Kelly Services, Inc., Class A (L)	400	6,296
Kforce, Inc.	400	5,732
Korn/Ferry International (I)	800	12,688
Manpower, Inc.	727	30,854
McMillan Shakespeare, Ltd.	251	3,638
Meitec Corp.	500	10,999
Michael Page International PLC	1,081	6,982
Morneau Shepell, Inc.	300	3,830
Navigant Consulting Company (I)	1,000	11,160
Nielsen Holdings NV (I)	1,900	58,121
On Assignment, Inc. (I)	600	12,168
Poyry OYJ	603	2,344
Proffice AB	946	3,247
Randstad Holdings NV	513	18,937
Resources Connection, Inc.	700	8,358
Robert Half International, Inc.	800	25,456
RPX Corp. (I)	400	3,616
Seek, Ltd.	1,533	11,298
SGS SA	23	51,093
Stantec, Inc.	200	7,992
Sthree PLC	2,216	11,977
Teleperformance SA	626	22,687
The Advisory Board Company (I)	200	9,358
The Corporate Executive Board Company	400	18,984
The Dun & Bradstreet Corp. (L)	300	23,595
Towers Watson & Company, Class A	700	39,347
TrueBlue, Inc. (I)	500	7,875
USG People NV	994	7,968
Verisk Analytics, Inc., Class A (I)	1,000	51,000
Volt Information Sciences, Inc. (I)	500	3,125
VSE Corp.	100	2,451
W.S. Atkins PLC	1,648	20,150
		1,014,476
Road & Rail - 0.7%
All America Latina Logistica SA	3,400	13,933
Amerco, Inc.	150	19,022
Arkansas Best Corp.	300	2,865
Asciano, Ltd.	5,940	29,029
Aurizon Holdings, Ltd.	540	2,121
Avis Budget Group, Inc. (I)	1,500	29,730
Canadian National Railway Company	1,100	99,892
Canadian Pacific Railway, Ltd.	1,000	101,438
Celadon Group, Inc.	300	5,421
Central Japan Railway Company, Ltd.	400	32,454
ComfortDelGro Corp., Ltd.	13,000	19,053
Con-way, Inc.	800	22,256
Container Corp of India	286	4,786
CSX Corp.	5,073	100,090
DSV A/S, ADR	974	25,398
East Japan Railway Company	1,000	64,656
Evergreen International Storage
& Transport Corp.	6,000	4,227
FirstGroup PLC	4,847	16,599
Genesee & Wyoming, Inc., Class A (I)	300	22,824
Go-Ahead Group PLC	280	5,806
Hankyu Hanshin Holdings, Inc.	5,000	25,813
Hertz Global Holdings, Inc. (I)	3,900	63,453

The accompanying notes are an integral part of the financial statements.	63
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Road & Rail (continued)
Hitachi Transport System, Ltd.	600	$8,719
J.B. Hunt Transport Services, Inc.	700	41,797
Kansas City Southern	1,200	100,176
Keikyu Corp.	2,000	17,701
Keio Corp.	2,000	14,912
Kintetsu Corp.	6,000	24,545
Landstar System, Inc.	400	20,984
Localiza Rent a Car SA	600	11,028
Marten Transport, Ltd.	400	7,356
MTR Corp., Ltd.	4,659	18,443
Nagoya Railroad Company, Ltd.	4,000	10,652
Nankai Electric Railway Company, Ltd.	3,000	13,552
National Express Group PLC	3,933	13,155
Nippon Express Company, Ltd.	4,000	16,522
Nishi-Nippon Railroad Company, Ltd.	3,000	11,878
Norfolk Southern Corp.	1,828	113,044
Northgate PLC	771	3,897
Odakyu Electric Railway Company, Ltd.	2,000	20,806
Old Dominion Freight Line, Inc. (I)	1,332	45,661
P.A.M. Transportation Services, Inc.	300	3,069
Ryder Systems, Inc.	400	19,972
Saia, Inc. (I)	300	6,936
Sankyu, Inc.	3,000	11,344
Senko Company, Ltd.	1,000	4,371
Shin-Keisei Electric Railway Company, Ltd.	1,000	4,111
SMRT Corp., Ltd.	4,000	5,539
Sotetsu Holdings, Inc.	3,000	10,456
Stagecoach Group PLC	2,185	10,798
Tegma Gestao Logistica	700	11,992
Tobu Railway Company, Ltd.	5,000	26,460
Tokyu Corp.	4,000	22,463
TransForce, Inc.	1,100	21,962
Transport International Holdings, Ltd.	2,800	5,857
Union Pacific Corp.	2,300	289,156
Universal Truckload Services, Inc.	100	1,825
USA Truck, Inc. (I)	200	686
Werner Enterprises, Inc. (L)	900	19,503
West Japan Railway Company	400	15,753
		1,717,947
Trading Companies & Distributors - 0.6%
Aceto Corp.	700	7,028
Adani Enterprises, Ltd.	790	3,922
AddTech AB	180	5,143
Aircastle, Ltd.	1,100	13,794
AKR Corporindo Tbk PT	14,500	6,264
Applied Industrial Technologies, Inc.	500	21,005
Ashtead Group PLC	2,287	16,229
B&B Tools AB	25	252
Barloworld, Ltd.	2,065	21,285
BayWa AG	220	9,457
BE Group AB	1,490	3,818
Beacon Roofing Supply, Inc. (I)(L)	500	16,640
BlueLinx Holdings, Inc. (I)	557	1,565
Brenntag AG	143	18,787
Bunzl PLC	2,935	47,922
CAI International, Inc. (I)	502	11,019
Chaoyue Group, Ltd. (I)	45,000	2,415
Citic Resources Holdings, Ltd. (I)	11,500	1,790
Cramo OYJ	622	6,544
Daewoo International Corp.	296	11,030
DXP Enterprises, Inc. (I)	200	9,814
Emeco Holdings, Ltd.	4,324	2,747
Eqstra Holdings, Ltd.	4,732	3,406

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Fastenal Company (L)	1,500	$70,035
Finning International, Inc.	900	22,231
G & L Beijer AB	110	1,841
GATX Corp.	400	17,320
Grafton Group PLC	1,533	8,151
H&E Equipment Services, Inc.	470	7,083
Hanwa Company, Ltd.	2,000	7,832
Inabata & Company, Ltd.	1,600	10,774
ITOCHU Corp.	6,300	66,502
Jacquet Metal Service	172	1,996
Japan Pulp & Paper Company, Ltd.	1,000	3,275
Kaman Corp. (L)	200	7,360
Kanematsu Corp. (I)	5,000	6,861
Kloeckner & Company SE (I)	742	8,785
Kuroda Electric Company, Ltd.	300	3,547
Lavendon Group PLC	5,310	12,020
Lawson Products, Inc.	300	2,970
LG International Corp.	310	14,124
Marubeni Corp.	5,000	35,830
Mitsubishi Corp.	6,200	119,175
Mitsui & Company, Ltd.	1,300	19,448
Mitsui & Company, Ltd., ADR	300	90,150
MSC Industrial Direct Company, Inc., Class A	300	22,614
Nagase & Company, Ltd.	1,000	11,072
Noble Group, Ltd.	16,000	15,429
PaperlinX, Ltd. (I)	2,943	227
Ramirent OYJ	637	5,285
Reece Australia, Ltd.	862	20,090
Rexel SA	856	17,491
Rush Enterprises, Inc., Class A (I)(L)	500	10,335
Russel Metals, Inc.	700	19,430
Samsung C&T Corp.	554	32,622
Schouw & Company A/S	100	2,636
Seven Group Holdings, Ltd.	755	6,704
SIG PLC	6,281	12,391
SK Networks Company, Ltd.	860	6,824
Sumitomo Corp.	4,100	52,553
Superior Plus Corp.	700	7,206
TAL International Group, Inc. (L)	700	25,466
Textainer Group Holdings, Ltd.	600	18,876
Titan Machinery, Inc. (I)	400	9,880
Toyota Tsusho Corp.	1,000	24,690
Travis Perkins PLC	1,035	18,378
United Rentals, Inc. (I)	1,104	50,254
W.W. Grainger, Inc.	267	54,033
Watsco, Inc. (L)	400	29,960
WESCO International, Inc. (I)	400	26,972
Wolseley PLC	1,878	89,263
		1,369,867
Transportation Infrastructure - 0.2%
Abertis Infraestructuras SA	1,455	24,248
Airports of Thailand PCL	1,900	6,040
Anhui Expressway Company, Ltd., H Shares	4,000	2,278
Ansaldo STS SpA	546	5,112
Arteris SA	1,000	9,272
Atlantia SpA	1,339	24,285
Auckland International Airport, Ltd.	8,072	17,850
Australian Infrastructure Fund	5,379	17,408
BBA Aviation PLC	4,353	15,752
Beijing Capital International Airport
Company, Ltd., H Shares	26,000	18,770
CCR SA	2,900	27,501

The accompanying notes are an integral part of the financial statements.	64
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Transportation Infrastructure (continued)
China Merchants Holdings
International Company, Ltd.	6,458	$21,031
COSCO Pacific, Ltd.	8,000	11,608
EcoRodovias Infraestrutura e Logistica SA	1,500	12,692
Flughafen Wien AG	263	15,016
Flughafen Zuerich AG	34	15,750
Groupe Eurotunnel SA	3,239	25,009
Grupo Aeroportuario del Sureste SAB
de CV, ADR	160	18,240
Hamburger Hafen und Logistik AG	130	3,061
Hopewell Highway Infrastructure, Ltd.	12,600	7,035
Jasa Marga Tbk PT	18,000	10,203
Jiangsu Expressway, Ltd., H Shares	10,000	10,306
Kamigumi Company, Ltd.	3,000	23,815
Koninklijke Vopak NV	230	16,217
LLX Logistica SA (I)	587	696
Macquarie Korea Infrastructure Fund	1,650	10,551
Malaysia Airports Holdings BHD	3,300	5,629
Mitsubishi Logistics Corp.	1,000	14,344
Mitsui-Soko Company, Ltd.	1,000	3,997
Nissin Corp.	3,000	7,393
Novorossiysk Commercial Sea Trade Port
PJSC, GDR	448	3,069
Port of Tauranga, Ltd.	651	7,097
Santos Brasil Participacoes SA	600	8,654
SATS, Ltd.	3,920	9,327
Shenzhen International Holdings, Ltd.	45,000	4,777
Sociedad Matriz SAAM SA (I)	8,586	1,037
TAV Havalimanlari Holding AS (I)	958	4,906
Transurban Group	4,457	28,307
Veripos, Inc. (I)	152	599
Yuexiu Transport Infrastructure, Ltd.	5,640	2,772
Zhejiang Expressway Company, Ltd., H Shares	12,000	9,566
		481,220
		21,804,023
Information Technology - 8.9%
Communications Equipment - 0.9%
Accton Technology Corp.	15,535	8,661
ADTRAN, Inc. (L)	500	9,770
ADVA Optical Networking SE (I)	1,343	7,055
Aiphone Company, Ltd.	400	6,679
Alcatel-Lucent (I)(L)	11,778	15,729
Alcatel-Lucent, ADR (I)	1,300	1,807
Anaren, Inc. (I)	300	5,835
Arris Group, Inc. (I)	950	14,193
Aruba Networks, Inc. (I)	900	18,675
Ascom Holding AG	647	6,264
Aviat Networks, Inc. (I)	800	2,632
Axis Communications AB (L)	628	17,161
Bel Fuse, Inc., Class B	300	5,865
Black Box Corp.	200	4,868
Brocade Communications Systems, Inc. (I)	4,000	21,320
BYD Electronic International Company, Ltd.	7,000	1,853
CalAmp Corp. (I)	821	6,831
Calix, Inc. (I)	600	4,614
Ceragon Networks, Ltd. (I)	362	1,597
Cisco Systems, Inc.	30,950	608,168
Comba Telecom Systems Holdings, Ltd.	12,000	4,424
Comtech Telecommunications Corp. (L)	200	5,076
CyberTAN Technology, Inc.	5,000	4,291
D-Link Corp.	7,980	5,054
Digi International, Inc. (I)	500	4,735

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
DragonWave, Inc. (I)	700	$2,238
EchoStar Corp., Class A (I)	500	17,110
Emulex Corp. (I)	1,300	9,490
EVS Broadcast Equipment SA	233	13,746
EXFO, Inc. (NASDAQ Exchange) (I)	55	295
Extreme Networks, Inc. (I)	1,700	6,188
F5 Networks, Inc. (I)	500	48,575
Finisar Corp. (I)(L)	600	9,780
Gemtek Technology Corp.	5,252	6,354
Gigaset AG (I)	1,047	1,334
Globecomm Systems, Inc. (I)(L)	400	4,520
Grupo Ezentis SA (I)	7,249	1,496
Harmonic, Inc. (I)	1,700	8,619
Harris Corp.	1,000	48,960
HTC Corp.	2,661	27,616
ICOM, Inc.	300	6,689
Infinera Corp. (I)(L)	900	5,229
Ixia (I)	800	13,584
JDS Uniphase Corp. (I)	1,500	20,310
Juniper Networks, Inc. (I)	3,800	74,746
KVH Industries, Inc. (I)	200	2,796
Loral Space & Communications, Inc.	200	10,932
Motorola Solutions, Inc.	1,361	75,780
NETGEAR, Inc. (I)(L)	500	19,710
Nokia OYJ (L)	11,802	46,413
Nokia OYJ, ADR (L)	6,154	24,308
Oplink Communications, Inc. (I)	300	4,674
Pace PLC	2,180	6,765
Plantronics, Inc. (L)	300	11,061
Polycom, Inc. (I)	1,300	13,598
QUALCOMM, Inc.	7,200	446,544
Research In Motion, Ltd. (I)(L)	2,300	27,285
Riverbed Technology, Inc. (I)(L)	1,123	22,154
Sandvine Corp. (I)	1,900	2,521
Sonus Networks, Inc. (I)	200	340
Spirent Communications PLC	3,276	8,052
Sycamore Networks, Inc.	470	1,053
Symmetricom, Inc. (I)	900	5,193
TCL Communication
Technology Holdings, Ltd.	10,000	3,194
Telefonaktiebolaget LM Ericsson, A Shares	336	3,304
Telefonaktiebolaget LM Ericsson, ADR	2,500	25,250
Telefonaktiebolaget LM Ericsson, B Shares	10,303	103,630
Tellabs, Inc.	5,200	11,856
Telular Corp.	700	6,629
TKH Group NV	170	4,336
Unizyx Holding Corp.	6,000	2,956
ViaSat, Inc. (I)(L)	400	15,560
VTech Holdings, Ltd.	1,000	11,236
Wi-LAN, Inc.	1,000	4,554
Wistron NeWeb Corp.	2,203	3,731
Zinwell Corp.	4,000	3,436
ZTE Corp., H Shares	3,520	6,102
		2,054,989
Computers & Peripherals - 1.8%
3D Systems Corp. (I)(L)	400	21,340
Acer, Inc. (I)	10,287	8,974
AmTRAN Technology Company, Ltd.	9,687	7,567
Apple, Inc.	5,000	2,665,150
Asia Vital Components Company Ltd.	1,048	563
Asustek Computer, Inc.	2,011	22,708
Avid Technology, Inc. (I)	800	6,064
Bull SA (I)	1,340	5,542

The accompanying notes are an integral part of the financial statements.	65
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals (continued)
Catcher Technology Company, Ltd.	1,720	$8,608
Clevo Company	5,402	6,680
CMC Magnetics Corp. (I)	50,000	8,452
Compal Electronics, Inc.	16,575	11,215
Cray, Inc. (I)	400	6,380
Dell, Inc.	7,627	77,262
Diebold, Inc.	574	17,570
Eizo Nanao Corp.	100	1,594
Electronics for Imaging, Inc. (I)	500	9,495
EMC Corp. (I)	8,495	214,924
Foxconn Technology Company, Ltd.	4,298	13,534
Fujitsu, Ltd.	7,000	29,391
Gemalto NV	679	61,474
Gigastorage Corp.	6,895	4,412
Hewlett-Packard Company	12,056	171,798
Imation Corp. (I)	600	2,802
Immersion Corp. (I)	300	2,061
Intermec, Inc. (I)	1,300	12,818
Intevac, Inc. (I)	131	599
Inventec Corp.	21,337	8,182
Lenovo Group, Ltd.	28,000	25,597
Lexmark International, Inc., Class A	765	17,740
Lite-On Technology Corp.	14,447	19,231
Logitech International SA (L)	1,458	11,116
Megachips Corp.	600	11,548
Micro-Star International Company, Ltd.	7,642	3,686
Mitac International Corp.	14,559	5,239
NCR Corp. (I)	1,479	37,685
NEC Corp. (I)	15,000	31,585
NetApp, Inc. (I)	1,551	52,036
Pegatron Corp. (I)	10,642	13,846
Qisda Corp. (I)	11,000	2,778
QLogic Corp. (I)	1,000	9,730
Quanta Computer, Inc.	8,080	19,101
Rimage Corp.	200	1,336
Ritek Corp. (I)	45,359	6,279
SanDisk Corp. (I)	1,500	65,340
Seagate Technology PLC (L)	4,100	124,968
Silicon Graphics International Corp. (I)(L)	600	6,138
STEC, Inc. (I)	700	3,451
Stratasys, Ltd. (I)	119	9,538
Super Micro Computer, Inc. (I)(L)	200	2,040
Synaptics, Inc. (I)(L)	500	14,985
Toshiba Corp.	11,000	43,496
Wacom Company, Ltd.	3	7,830
Western Digital Corp.	2,800	118,972
Wincor Nixdorf AG	298	13,958
Wistron Corp.	14,360	14,962
		4,101,370
Electrical Equipment - 0.0%
SMA Solar Technology AG	59	1,485
Solarworld AG (L)	724	1,018
		2,503
Electronic Equipment, Instruments & Components - 0.9%
Agilysys, Inc. (I)	300	2,511
Alps Electric Company, Ltd.	1,200	7,253
Amphenol Corp., Class A	965	62,436
Anixter International, Inc.	300	19,194
Anritsu Corp.	1,000	11,883
Arrow Electronics, Inc. (I)	900	34,272
AU Optronics Corp. (I)	11,000	4,976
AU Optronics Corp., ADR (I)	4,523	20,354

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Avnet, Inc. (I)	1,200	$36,732
AVX Corp.	1,300	14,014
Badger Meter, Inc.	200	9,482
Barco NV	80	5,760
Benchmark Electronics, Inc. (I)	700	11,634
Canon Electronics, Inc.	200	4,364
Career Technology MFG. Company, Ltd.	3,000	4,054
Celestica, Inc. (I)	1,400	11,358
Checkpoint Systems, Inc. (I)	600	6,444
Cheng Uei Precision Industry Company, Ltd.	5,253	11,403
Chin-Poon Industrial Company, Ltd.	9,000	9,746
China Aerospace International Holdings, Ltd.	76,000	6,888
Chroma ATE, Inc.	2,080	4,630
Chunghwa Picture Tubes, Ltd. (I)	29,162	978
Citizen Holdings Company, Ltd.	1,800	9,515
Cognex Corp.	400	14,728
Coherent, Inc.	260	13,161
Compeq Manufactuing Company	5,000	2,165
Corning, Inc.	9,800	123,676
CTS Corp.	400	4,252
Daeduck Electronics Company	100	1,006
Daiwabo Holdings Company, Ltd.	5,000	10,246
Daktronics, Inc.	800	8,856
Datalogic SpA	499	4,358
DataTec, Ltd.	2,172	12,721
Delta Electronics, Inc.	6,241	23,028
Digital China Holdings, Ltd.	6,000	10,291
Diploma PLC	2,172	19,531
Dolby Laboratories, Inc., Class A (L)	500	14,665
Domino Printing Sciences PLC	631	5,992
DTS, Inc. (I)(L)	353	5,895
Electro Rent Corp.	500	7,690
Electro Scientific Industries, Inc.	400	3,980
Electrocomponents PLC	2,084	8,127
Elite Material Company	5,123	5,117
Everlight Electronics Company, Ltd.	3,000	3,963
Evertz Technologies, Ltd.	154	2,455
FEI Company	500	27,730
FLIR Systems, Inc.	1,079	24,072
FUJIFILM Holdings Corp.	2,100	42,297
GSI Group, Inc. (I)	459	3,975
Halma PLC	2,484	18,720
HannStar Display Corp. (I)	45,000	5,067
Hexagon AB	1,811	45,524
Hirose Electric Company, Ltd.	100	11,972
Hitachi, Ltd.	1,000	5,885
Hitachi, Ltd., ADR (L)	1,400	82,502
Holy Stone Enterprise Company, Ltd.	7,643	6,743
Hon Hai Precision Industry Company, Ltd.	31,018	95,619
Horiba, Ltd.	400	11,611
Hosiden Corp.	1,100	6,769
Hoya Corp.	1,200	23,627
Ibiden Company, Ltd.	900	14,366
Inficon Holding AG	15	3,597
Ingenico SA	279	15,912
Ingram Micro, Inc., Class A (I)	1,050	17,766
Innolux Corp. (I)	34,489	18,685
Insight Enterprises, Inc. (I)	400	6,948
Inspur International, Ltd.	45,000	1,692
IPG Photonics Corp. (L)	400	26,660
Itron, Inc. (I)(L)	600	26,730
Jabil Circuit, Inc.	2,000	38,580

The accompanying notes are an integral part of the financial statements.	66
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Jenoptik AG	706	$6,881
Ju Teng International Holdings, Ltd.	10,000	4,800
Keyence Corp.	120	33,119
Kingboard Chemical Holdings, Ltd.	4,500	16,203
Kingboard Laminates Holdings, Ltd.	16,000	7,420
Koa Corp.	800	6,422
Kudelski SA	786	8,230
Kyocera Corp., ADR	600	54,810
Laird PLC	1,534	5,089
Largan Precision Company, Ltd.	1,020	27,658
LEM Holding SA	8	4,415
LG Display Company, Ltd. (I)	1,140	32,948
LG Display Company, Ltd., ADR (I)(L)	1,100	15,928
LG Innotek Company, Ltd. (I)	123	9,515
Littelfuse, Inc. (L)	300	18,513
Measurement Specialties, Inc. (I)	300	10,308
Mercury Computer Systems, Inc. (I)	500	4,600
Methode Electronics, Inc.	400	4,012
Micronic Laser Systems AB (I)	2,274	3,583
Mitsumi Electric Company, Ltd. (I)	800	4,649
Molex, Inc.	900	24,597
Molex, Inc., Class A	500	11,160
MTS Systems Corp. (L)	200	10,186
Multi-Fineline Electronix, Inc. (I)	300	6,063
Murata Manufacturing Company, Ltd.	600	35,387
Nan Ya Printed Circuit Board Corp.	2,000	2,486
National Instruments Corp.	850	21,939
Newport Corp. (I)	400	5,380
Nichicon Corp.	100	858
Nihon Dempa Kogyo Company, Ltd.	200	2,619
Nippon Ceramic Company, Ltd.	100	1,509
Nippon Chemi-Con Corp. (I)	1,000	2,110
Nippon Electric Glass Company, Ltd.	2,000	11,364
Omron Corp.	1,000	23,978
OSI Systems, Inc. (I)	400	25,616
Pan-International Industrial (I)	5,000	4,681
PAR Technology Corp. (I)	200	980
Park Electrochemical Corp.	400	10,292
Plexus Corp. (I)	500	12,900
Power-One, Inc. (I)	1,200	4,932
Premier Farnell PLC	4,968	15,893
Pulse Electronics Corp. (I)	791	246
Radisys Corp. (I)	200	596
RealD, Inc. (I)	7	78
Richardson Electronics, Ltd.	300	3,396
Rofin-Sinar Technologies, Inc. (I)	100	2,168
Rogers Corp. (I)	300	14,898
Samsung Electro-Mechanics Company, Ltd.	285	26,569
Samsung SDI Company, Ltd.	204	28,841
Sanmina Corp. (I)	1,300	14,391
ScanSource, Inc. (I)	300	9,531
SMK Corp.	1,000	2,704
Spectris PLC	1,322	44,282
Star Micronics Company, Ltd.	1,000	10,046
SYNNEX Corp. (I)(L)	700	24,066
Synnex Technology International Corp.	6,045	11,232
Taiyo Yuden Company, Ltd.	900	7,965
TDK Corp., ADR	669	24,452
TE Connectivity, Ltd.	1,877	69,674
Tech Data Corp. (I)	400	18,212
Topcon Corp.	200	1,721
Trimble Navigation, Ltd. (I)	800	47,824

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
TTM Technologies, Inc. (I)	1,300	$11,960
Unimicron Technology Corp.	12,000	12,796
Vaisala OYJ	274	5,755
Venture Corp., Ltd.	2,000	13,233
Vishay Intertechnology, Inc. (I)(L)	1,500	15,945
Vishay Precision Group, Inc. (I)	250	3,305
WPG Holdings Company, Ltd.	6,429	8,457
Yageo Corp. (I)	19,000	6,043
Young Fast Optoelectronics Company, Ltd.	1,099	2,248
		2,155,500
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (I)	1,019	41,687
AOL, Inc.	1,566	46,369
Blucora, Inc. (I)	300	4,713
comScore, Inc. (I)	500	6,890
CoStar Group, Inc. (I)	221	19,751
Dealertrack Holdings, Inc. (I)	400	11,488
Dena Company, Ltd.	400	13,152
Dice Holdings, Inc. (I)(L)	1,000	9,180
Digital River, Inc. (I)	600	8,634
EarthLink, Inc.	800	5,168
eBay, Inc. (I)	6,200	316,324
Equinix, Inc. (I)	554	114,235
Google, Inc., Class A (I)	1,100	780,307
IAC/InterActiveCorp	600	28,380
Internap Network Services Corp. (I)	800	5,552
Limelight Networks, Inc. (I)(L)	2,200	4,884
Monster Worldwide, Inc. (I)	1,600	8,992
Move, Inc. (I)	625	4,744
Net Entertainment NE AB	203	2,509
NHN Corp.	96	20,470
NIC, Inc.	800	13,072
Open Text Corp. (I)	400	22,371
Opera Software ASA	999	5,712
Perficient, Inc. (I)	500	5,890
QuinStreet, Inc. (I)	500	3,360
Rackspace Hosting, Inc. (I)	800	59,416
RealNetworks, Inc. (I)	700	5,292
Saba Software, Inc. (I)	800	6,992
support.com, Inc. (I)	600	2,508
TechTarget, Inc. (I)	289	1,604
Telecity Group PLC	1,389	18,209
Tencent Holdings, Ltd.	2,800	90,906
United Internet AG	711	15,347
United Online, Inc.	1,300	7,267
ValueClick, Inc. (I)	900	17,469
VeriSign, Inc. (I)	900	34,938
VistaPrint NV (I)	329	10,811
Web.com Group, Inc. (I)	700	10,360
WebMD Health Corp. (I)	400	5,736
XO Group, Inc. (I)	300	2,790
Yahoo Japan Corp.	42	13,594
Yahoo!, Inc. (I)	6,103	121,450
Zix Corp. (I)	200	560
		1,929,083
IT Services - 1.5%
Accenture PLC, Class A	2,500	166,250
Acxiom Corp. (I)	900	15,714
Alliance Data Systems Corp. (I)(L)	300	43,428
Alten SA	166	5,727
Altran Technologies SA (I)	1,410	10,746

The accompanying notes are an integral part of the financial statements.	67
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Amadeus IT Holding SA, A Shares	1,481	$37,165
Amdocs, Ltd.	1,400	47,586
Anite PLC	600	1,384
Atea ASA	1,060	11,483
AtoS	208	14,821
Automatic Data Processing, Inc.	2,126	121,203
Bechtle AG	182	7,367
Broadridge Financial Solutions, Inc.	1,200	27,456
CACI International, Inc., Class A (I)	300	16,509
Cap Gemini SA	967	42,142
Cardtronics, Inc. (I)	200	4,748
Cass Information Systems, Inc.	121	5,106
CGI Group, Inc. (I)	1,200	27,675
CIBER, Inc. (I)	1,400	4,676
Cielo SA	1,400	39,200
Cognizant Technology
Solutions Corp., Class A (I)	1,100	81,455
Computacenter PLC	1,000	7,056
Computer Sciences Corp.	1,400	56,070
Computershare, Ltd.	1,852	17,439
Convergys Corp.	1,600	26,256
CoreLogic, Inc. (I)	1,400	37,688
CSE Global, Ltd.	12,000	7,729
CSG Systems International, Inc. (I)	400	7,272
DST Systems, Inc.	400	24,240
Euronet Worldwide, Inc. (I)	830	19,588
ExlService Holdings, Inc. (I)	284	7,526
Fidelity National Information Services, Inc.	2,900	100,949
Fiserv, Inc. (I)	1,347	106,453
FleetCor Technologies, Inc. (I)	500	26,825
Forrester Research, Inc.	300	8,040
Gartner, Inc. (I)	800	36,816
Genpact, Ltd.	2,400	37,200
Global Cash Access Holdings, Inc. (I)	1,000	7,840
Global Payments, Inc.	500	22,650
Groupe Steria SA	723	13,801
HCL Infosystems, Ltd.	2,958	2,066
Heartland Payment Systems, Inc.	500	14,750
Hi Sun Technology China, Ltd. (I)	15,000	1,722
HIQ International AB	1,776	9,836
IBM Corp.	4,500	861,975
iGATE Corp. (I)	650	10,251
Indra Sistemas SA	937	12,582
Infosys, Ltd.	200	8,523
Infosys, Ltd., ADR (L)	825	34,898
Iress, Ltd.	112	967
IT Holdings Corp.	300	3,624
Jack Henry & Associates, Inc.	900	35,334
Lender Processing Services, Inc.	800	19,696
Lionbridge Technologies, Inc. (I)	600	2,412
Mantech International Corp., Class A (L)	300	7,782
Mastercard, Inc., Class A	400	196,512
ModusLink Global Solutions, Inc. (I)	200	580
MoneyGram International, Inc. (I)(L)	175	2,326
Mphasis, Ltd.	1,153	8,134
NET One Systems Company, Ltd.	600	5,890
NeuStar, Inc., Class A (I)	675	28,303
Nomura Research Institute, Ltd.	600	12,420
NS Solutions Corp.	300	5,327
NTT Data Corp.	4	12,506
Online Resources Corp. (I)	800	1,816
Ordina NV (I)	210	311
Otsuka Corp.	100	7,566

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Panasonic Information Systems	100	$2,207
Paychex, Inc. (L)	1,665	51,848
Rolta India, Ltd.	3,026	3,405
SAIC, Inc.	3,375	38,205
SCSK Corp.	220	3,447
SMS Management & Technology, Ltd.	1,494	7,235
Syntel, Inc.	500	26,795
Tata Consultancy Services, Ltd.	1,202	27,581
Teradata Corp. (I)	1,000	61,890
The Hackett Group, Inc.	1,000	4,280
The Western Union Company	3,834	52,181
Tieto OYJ	537	10,636
TKC Corp.	200	3,477
TNS, Inc. (I)	400	8,292
Total Systems Services, Inc.	1,500	32,130
Travelsky Technology, Ltd., H Shares	12,000	6,486
Unisys Corp. (I)	500	8,650
VeriFone Systems, Inc. (I)	692	20,539
Virtusa Corp. (I)	200	3,286
Visa, Inc., Class A	2,800	424,424
WEX, Inc. (I)	300	22,611
Wipro, Ltd.	661	4,794
Wipro, Ltd., ADR (L)	1,666	14,594
Wire Card AG	551	13,513
Xchanging PLC (I)	4,028	8,204
		3,472,098
Office Electronics - 0.1%
Ability Enterprise Company, Ltd.	2,000	1,878
Brother Industries, Ltd.	1,000	10,789
CANON, Inc., ADR (L)	3,000	117,630
Konica Minolta Holdings, Inc.	4,000	28,818
Neopost SA	327	17,291
Ricoh Company, Ltd. (L)	4,000	42,496
Riso Kagaku Corp.	200	3,737
Toshiba TEC Corp.	1,000	5,060
Xerox Corp. (L)	10,459	71,330
Zebra Technologies Corp., Class A (I)	500	19,640
		318,669
Semiconductors & Semiconductor Equipment - 1.5%
Advanced Energy Industries, Inc. (I)	400	5,524
Advanced Micro Devices, Inc. (I)(L)	4,400	10,560
Advanced Semiconductor Engineering, Inc.	14,060	12,200
Advantest Corp.	700	11,047
Aixtron SE NA	785	9,219
Altera Corp.	1,600	55,104
Amkor Technology, Inc. (I)(L)	2,800	11,900
Analog Devices, Inc.	2,020	84,961
Applied Materials, Inc.	6,200	70,928
Applied Micro Circuits Corp. (I)(L)	900	7,560
ARM Holdings PLC, ADR (L)	1,516	57,350
ASM International NV	872	31,921
ASM Pacific Technology, Ltd.	1,100	13,503
ASML Holding NV	1,011	65,452
Atmel Corp. (I)	3,600	23,580
ATMI, Inc. (I)	400	8,352
Austriamicrosystems AG	167	17,909
Avago Technologies, Ltd.	1,581	50,054
AXT, Inc. (I)	800	2,248
BE Semiconductor Industries NV	812	6,194
Broadcom Corp., Class A	2,200	73,062
Brooks Automation, Inc. (L)	1,100	8,855
Cabot Microelectronics Corp. (L)	300	10,653

The accompanying notes are an integral part of the financial statements.	68
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc. (I)	219	$6,344
Cohu, Inc.	300	3,252
Cree, Inc. (I)	1,100	37,378
CSR PLC	763	4,143
CSR PLC, ADR	103	2,232
Cymer, Inc. (I)	300	27,129
Cypress Semiconductor Corp.	711	7,707
Dialog Semiconductor PLC (I)	447	7,847
Diodes, Inc. (I)(L)	700	12,145
Disco Corp.	100	5,177
Dongbu HiTek Company, Ltd. (I)	260	1,545
DSP Group, Inc. (I)	300	1,728
Elan Microelectronics Corp.	5,050	8,176
Entegris, Inc. (I)	1,700	15,606
Epistar Corp.	6,000	10,967
Exar Corp. (I)	600	5,340
Fairchild Semiconductor International, Inc. (I)	1,500	21,600
First Solar, Inc. (I)(L)	500	15,440
Forhouse Corp.	7,000	3,762
FormFactor, Inc. (I)	945	4,309
GCL-Poly Energy Holdings, Ltd. (L)	47,596	9,820
Gintech Energy Corp. (I)	5,301	4,981
GSI Technology, Inc. (I)	800	5,016
GT Advanced Technologies, Inc. (I)(L)	700	2,114
Hansol Technics Company, Inc. (I)	241	3,296
Hittite Microwave Corp. (I)(L)	300	18,630
Imagination Technologies Group PLC (I)	805	5,220
Infineon Technologies AG	2,691	21,837
Infineon Technologies AG, ADR (L)	1,444	11,942
Inotera Memories, Inc. (I)	13,000	1,739
Integrated Device Technology, Inc. (I)	800	5,840
Integrated Silicon Solution, Inc. (I)	500	4,500
Intel Corp.	25,819	532,646
International Rectifier Corp. (I)(L)	900	15,957
Intersil Corp., Class A	1,600	13,264
IXYS Corp.	300	2,742
KLA-Tencor Corp.	1,600	76,416
Kontron AG	927	5,035
Kulicke & Soffa Industries, Inc. (I)	1,200	14,388
Lam Research Corp. (I)	1,702	61,493
Linear Technology Corp.	1,259	43,184
LSI Corp. (I)	4,384	31,039
Macronix International	28,304	8,498
Marvell Technology Group, Ltd.	4,500	32,670
Maxim Integrated Products, Inc.	2,000	58,800
MediaTek, Inc.	4,026	45,036
Mellanox Technologies, Ltd. (I)	228	13,724
Microchip Technology, Inc. (L)	1,100	35,849
Micron Technology, Inc. (I)	9,700	61,595
Micronas Semiconductor Holding AG	171	1,562
Microsemi Corp. (I)	900	18,936
Mindspeed Technologies, Inc. (I)(L)	200	936
MIPS Technologies, Inc. (I)	500	3,910
MKS Instruments, Inc.	400	10,312
Monolithic Power Systems, Inc.	300	6,684
MoSys, Inc. (I)	500	1,740
Nanometrics, Inc. (I)(L)	400	5,768
Nanya Technology Corp. (I)	27,181	2,355
Nordic Semiconductor ASA (I)(L)	2,682	7,052
Novatek Microelectronics Corp., Ltd.	4,000	16,425
NVIDIA Corp.	5,400	66,366
OmniVision Technologies, Inc. (I)(L)	600	8,448
ON Semiconductor Corp. (I)	3,200	22,560

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
OptoTech Corp.	9,000	$3,767
Pericom Semiconductor Corp. (I)	400	3,212
Photronics, Inc. (I)(L)	1,000	5,960
PMC-Sierra, Inc. (I)	1,900	9,899
Powertech Technology, Inc.	6,300	10,338
Realtek Semiconductor Corp.	4,161	8,799
Renewable Energy Corp. ASA (I)	5,803	1,120
RF Micro Devices, Inc. (I)	3,400	15,232
Richtek Technology Corp.	1,050	6,157
Rohm Company, Ltd.	700	22,740
Rubicon Technology, Inc. (I)	400	2,444
Rudolph Technologies, Inc. (I)	600	8,070
Samsung Electronics Company, Ltd.	322	460,855
Sanken Electric Company, Ltd.	1,000	3,863
Semiconductor
Manufacturing International Corp. (I)	265,000	13,387
Semtech Corp. (I)	400	11,580
Shinko Electric Industries Company, Ltd.	800	6,319
Sigma Designs, Inc. (I)	900	4,635
Sigurd Microelectronics Corp.	12,000	10,736
Silicon Image, Inc. (I)	400	1,984
Silicon Laboratories, Inc. (I)	400	16,724
Siliconware Precision Industries Company
(Taiwan Exchange)	18,000	19,265
Siliconware Precision Industries
Company, ADR	212	1,132
SK Hynix, Inc. (I)	1,570	38,090
Skyworks Solutions, Inc. (I)	1,100	22,330
SOITEC (I)	1,651	5,820
Sonix Technology Company, Ltd.	5,000	6,718
Spansion, Inc., Class A (I)	900	12,519
STMicroelectronics NV	3,889	28,355
Sumco Corp. (I)	900	8,756
Supertex, Inc.	100	1,755
Taiwan Semiconductor
Manufacturing Company, Ltd.	66,530	222,670
Teradyne, Inc. (I)(L)	1,912	32,294
Texas Instruments, Inc.	4,400	136,136
Tokyo Electron, Ltd.	700	32,209
Tokyo Seimitsu Company, Ltd.	200	3,255
Tower Semiconductor, Ltd. (I)	152	1,225
TriQuint Semiconductor, Inc. (I)	2,600	12,584
Tyntek Corp. (I)	8,405	2,141
Ultra Clean Holdings (I)	400	1,964
Ultratech, Inc. (I)	200	7,460
ULVAC, Inc. (I)	300	2,810
Unisem Malaysia BHD	50	14
United Microelectronics Corp.	67,620	27,355
Veeco Instruments, Inc. (I)	600	17,712
Volterra Semiconductor Corp. (I)	300	5,151
Wolfson Microelectronics PLC (I)	1,312	4,243
Xilinx, Inc.	1,700	61,030
		3,513,102
Software - 1.4%
Absolute Software Corp. (I)	200	1,025
Accelrys, Inc. (I)	100	905
ACI Worldwide, Inc. (I)	323	14,112
Activision Blizzard, Inc.	3,100	32,922
Adobe Systems, Inc. (I)	2,484	93,597
Advent Software, Inc. (I)	400	8,552
ANSYS, Inc. (I)	600	40,404
Aspen Technology, Inc. (I)	646	17,855
Asseco Poland SA	707	10,330

The accompanying notes are an integral part of the financial statements.	69
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Autodesk, Inc. (I)	1,400	$49,490
Aveva Group PLC	375	13,335
Blackbaud, Inc.	700	15,981
BMC Software, Inc. (I)	900	35,694
Bottomline Technologies, Inc. (I)(L)	300	7,917
CA, Inc.	2,000	43,960
Cadence Design Systems, Inc. (I)(L)	2,100	28,371
Citrix Systems, Inc. (I)	900	59,175
CommVault Systems, Inc. (I)	307	21,401
Computer Modelling Group, Ltd.	240	5,144
Compuware Corp. (I)	2,436	26,479
Concur Technologies, Inc. (I)(L)	700	47,264
Cyberlink Corp.	1,612	5,316
Dassault Systemes SA	135	15,113
DTS Corp.	500	6,100
DuzonBlzon Company, Ltd. (I)	520	5,626
Ebix, Inc. (L)	600	9,642
Electronic Arts, Inc. (I)	2,800	40,684
EPIQ Systems, Inc.	400	5,112
ePlus, Inc.	100	4,134
Exact Holdings NV	78	1,648
FactSet Research Systems, Inc. (L)	300	26,418
Fair Isaac Corp.	400	16,812
FalconStor Software, Inc. (I)	800	1,864
Fidessa Group PLC	252	6,228
Financial Technologies India, Ltd.	236	4,860
Fortinet, Inc. (I)	800	16,856
GameLoft SA (I)	440	3,079
Industrial & Financial Systems AB	283	4,511
Informatica Corp. (I)	600	18,192
Interactive Intelligence Group (I)(L)	200	6,708
Intuit, Inc.	1,200	71,400
Kingdee International Software
Group Company, Ltd. (I)	12,000	2,294
Kingsoft Corp., Ltd.	12,000	8,538
Kofax PLC (I)	695	3,338
MacDonald Dettwiler & Associates, Ltd.	292	16,427
Manhattan Associates, Inc. (I)	115	6,939
Mentor Graphics Corp. (I)	1,500	25,530
Micro Focus International PLC	390	3,756
MICROS Systems, Inc. (I)(L)	500	21,220
Microsoft Corp.	30,508	815,479
Monotype Imaging Holdings, Inc.	600	9,588
NCSoft Corp.	98	13,880
Netscout Systems, Inc. (I)	600	15,594
NetSuite, Inc. (I)	597	40,178
NICE Systems, Ltd., ADR (I)	349	11,685
Nintendo Company, Ltd.	300	32,010
NSD Company, Ltd.	400	3,495
Nuance Communications, Inc. (I)	2,100	46,872
OBIC Business Consultants, Ltd.	50	2,810
Oracle Corp.	15,854	528,255
Oracle Financial Services Software, Ltd. (I)	194	11,623
Parametric Technology Corp. (I)	1,200	27,012
PROS Holdings, Inc. (I)	700	12,803
Red Hat, Inc. (I)	1,285	68,054
Retalix, Ltd. (I)	527	15,709
RM PLC	1,719	2,214
Rosetta Stone, Inc. (I)(L)	300	3,702
Rovi Corp. (I)	900	13,887
Salesforce.com, Inc. (I)	500	84,050
SAP AG	1,012	81,068
SAP AG, ADR (L)	1,688	135,681

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
SDL PLC	846	$6,915
Seachange International, Inc. (I)	300	2,901
SimCorp A/S	51	11,416
SolarWinds, Inc. (I)	1,000	52,450
Solera Holdings, Inc.	500	26,735
Square Enix Company, Ltd.	400	5,054
SS&C Technologies Holdings, Inc. (I)	800	18,496
Symantec Corp. (I)	3,900	73,359
Synopsys, Inc. (I)	1,200	38,208
Take-Two Interactive Software, Inc. (I)(L)	1,019	11,219
TeleCommunication
Systems, Inc., Class A (I)(L)	300	741
Temenos Group AG (I)	448	7,897
The Descartes Systems Group, Inc. (I)	600	5,586
The Sage Group PLC	8,218	39,369
TIBCO Software, Inc. (I)	800	17,608
Totvs SA	500	9,846
Trend Micro, Inc. (I)	500	15,089
Tyler Technologies, Inc. (I)	500	24,220
UBISOFT Entertainment SA (I)	662	7,081
Unit4 NV	323	9,774
Verint Systems, Inc. (I)	200	5,872
VMware, Inc., Class A (I)	400	37,656
		3,335,399
		20,882,713
Materials - 5.6%
Chemicals - 2.2%
A. Schulman, Inc.	500	14,465
Aeci, Ltd.	576	5,425
African Oxygen, Ltd.	1,477	4,114
Agrium, Inc.	600	59,801
Air Liquide SA	771	96,619
Air Products & Chemicals, Inc.	1,024	86,036
Air Water, Inc.	1,000	12,728
Airgas, Inc.	800	73,032
Akzo Nobel NV	1,480	97,661
Albemarle Corp.	700	43,484
Alent PLC (I)	3,162	15,862
American Vanguard Corp.	200	6,214
Arkema SA	492	51,731
Asahi Kasei Corp.	5,000	29,527
Asahi Organic Chemicals
Industry Company, Ltd.	3,000	7,105
Ashland, Inc.	900	72,369
Asia Polymer Corp.	2,400	2,122
Balchem Corp.	100	3,640
BASF SE	2,564	240,994
Batu Kawan BHD	1,600	9,943
Cabot Corp.	600	23,874
Capro Corp.	180	2,124
Celanese Corp., Series A	1,000	44,530
CF Industries Holdings, Inc.	438	88,984
Cheil Industries, Inc.	295	26,107
Chemtura Corp. (I)	1,400	29,764
China BlueChemical, Ltd., H Shares	18,000	12,089
China Lumena New Materials Corp.	26,000	5,783
China Manmade Fibers Corp. (I)	5,000	1,952
China Petrochemical Development Corp.	13,700	8,542
Chr Hansen Holding A/S	448	14,606
Ciech SA (I)	754	5,441
Clariant AG	2,144	29,215
Coromandel International, Ltd.	62	297

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Croda International PLC	768	$ 29,754
Cytec Industries, Inc.	600	41,298
Daicel Corp.	2,000	13,233
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	1,000	4,183
DIC Corp.	3,000	5,562
Dongyue Group	5,000	3,342
DuluxGroup, Ltd.	2,418	9,529
E.I. du Pont de Nemours & Company	3,700	166,389
Eastman Chemical Company	1,144	77,849
Ecolab, Inc.	1,300	93,470
EID Parry India, Ltd.	32	121
Elementis PLC	3,596	13,639
Eternal Chemical Company, Ltd.	9,922	8,619
Everlight Chemical Industrial Corp.	10,395	7,811
Fertilizantes Heringer SA (I)	200	1,024
Filtrona PLC	3,088	27,857
FMC Corp.	1,000	58,520
Formosa Chemicals & Fibre Corp.	8,390	21,747
Formosa Plastics Corp.	13,470	36,605
Frutarom Industries, Ltd.	570	7,139
Fuchs Petrolub AG	145	10,153
Fufeng Group, Ltd.	10,000	4,460
Georgia Gulf Corp. (L)	300	12,384
Givaudan AG	43	45,588
Grand Pacific Petrochemical Corp.	14,000	7,477
Gurit Holding AG	8	3,195
H&R AG	165	2,575
H.B. Fuller Company	600	20,892
Hanwha Chemical Corp.	600	10,367
Hanwha Corp.	530	17,049
Hawkins, Inc. (L)	200	7,728
Hexpol AB	75	3,965
Hitachi Chemical, Ltd.	400	5,962
Ho Tung Chemical Corp. (I)	10,035	4,780
Huchems Fine Chemical Corp.	244	5,900
Huntsman Corp.	2,000	31,800
Hyosung Corp.	255	17,684
Incitec Pivot, Ltd.	9,678	32,888
Innophos Holdings, Inc.	100	4,650
International Flavors & Fragrances, Inc.	500	33,270
Intrepid Potash, Inc. (L)	600	12,774
Israel Chemicals, Ltd.	1,355	16,335
Johnson Matthey PLC	1,154	44,320
JSR Corp.	800	15,114
K&S AG	621	28,711
Kansai Paint Company, Ltd.	1,000	10,770
Kanto Denka Kogyo Company, Ltd.	1,000	2,148
Kolon Corp.	64	1,060
Kolon Industries, Inc.	208	12,434
Koninklijke DSM NV	894	53,849
Koninklijke Ten Cate NV	100	2,627
Kraton Performance Polymers, Inc. (I)	400	9,612
Kronos Worldwide, Inc.	400	7,800
Kumho Petrochemical Company, Ltd.	90	11,088
Kuraray Company, Ltd.	1,800	23,566
Kureha Corp.	1,000	3,609
Landec Corp. (I)	300	2,847
Lanxess AG	523	45,740
Lee & Man Chemical Company, Ltd.	2,000	1,125
LG Chem, Ltd.	142	44,147
Linde AG	632	110,214
Lintec Corp.	100	1,866

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Lotte Chemical Corp.	57	$ 13,210
LSB Industries, Inc. (I)	200	7,084
LyondellBasell Industries NV, Class A	773	44,131
Methanex Corp.	800	25,479
Mexichem SAB de CV	4,727	26,260
Migao Corp. (L)	1,200	1,798
Minerals Technologies, Inc.	400	15,968
Mitsubishi Chemical Holdings Corp.	8,000	39,906
Mitsubishi Gas & Chemicals Company, Inc.	1,000	6,127
Mitsui Chemicals, Inc.	6,000	15,672
Monsanto Company	2,500	236,625
Nan Ya Plastics Corp.	14,870	28,797
NewMarket Corp.	100	26,220
Nissan Chemical Industries, Ltd.	1,000	11,842
Nitto Denko Corp.	600	29,520
NOF Corp.	1,000	4,497
Novozymes A/S, B shares	902	25,527
Nufarm, Ltd.	1,560	9,471
Nuplex Industries, Ltd.	4,226	11,110
OCI Company, Ltd.	93	14,472
Okamoto Industries, Inc.	2,000	7,046
Olin Corp.	760	16,408
Omnia Holdings, Ltd.	85	1,378
OMNOVA Solutions, Inc. (I)	1,200	8,412
Orica, Ltd.	1,427	37,525
Penford Corp. (I)	100	738
Petronas Chemicals Group BHD	2,800	5,856
PolyOne Corp.	1,200	24,504
Potash Corp. of Saskatchewan, Inc.	2,200	89,531
PPG Industries, Inc.	700	94,745
Praxair, Inc.	1,199	131,231
PTT Global Chemical PCL	5,614	12,847
Quaker Chemical Corp.	100	5,386
Rockwood Holdings, Inc.	600	29,676
RPM International, Inc.	1,300	38,168
Sakai Chemical Industry Company, Ltd.	1,000	3,014
Samsung Fine Chemicals Company, Ltd.	232	13,268
Sanyo Chemical Industries, Ltd.	1,000	5,936
Sensient Technologies Corp.	300	10,668
Shin-Etsu Chemical Company, Ltd.	1,300	79,403
Showa Denko KK	5,000	7,645
Sigma-Aldrich Corp.	800	58,864
Sika AG	13	30,129
Sinofert Holdings, Ltd.	34,000	8,371
SK Chemicals Company, Ltd.	103	5,761
Sociedad Quimica y Minera de
Chile SA, ADR	243	14,007
Solvay SA	301	43,329
Spartech Corp. (I)	400	3,628
Stella Chemifa Corp.	200	3,890
Stepan Company	200	11,108
Sumitomo Chemical Company, Ltd.	8,645	27,275
Symrise AG	434	15,538
Syngenta AG	18	7,261
Syngenta AG, ADR	1,485	119,988
Synthos SA	9,279	16,361
Taekwang Industrial Company, Ltd.	5	4,416
Taiyo Holdings Company, Ltd.	100	2,824
Taiyo Nippon Sanso Corp.	2,000	11,425
Takasago International Corp.	1,000	5,364
Teijin, Ltd.	6,000	14,798
Tessenderlo Chemie NV	221	7,301
Tessenderlo Chemie NV (I)	18	0

The accompanying notes are an integral part of the financial statements.	71
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
The Dow Chemical Company	7,076	$228,696
The Mosaic Company	1,500	84,945
The Scotts Miracle-Gro Company, Class A	500	22,025
The Sherwin-Williams Company	1,000	153,820
Tikkurila OYJ	323	6,319
Toda Kogyo Corp.	1,000	4,612
Tokai Carbon Company, Ltd.	2,000	8,396
Tokuyama Corp. (L)	2,000	4,376
Toray Industries, Inc.	4,000	24,391
Ube Industries, Ltd.	5,000	12,024
United Phosphorus, Ltd.	3,143	7,590
Uralkali OJSC, GDR	899	34,636
Valspar Corp.	1,100	68,640
Victrex PLC	784	21,159
W.R. Grace & Company (I)	500	33,615
Wacker Chemie AG	99	6,487
Westlake Chemical Corp. (L)	400	31,720
Yara International ASA	496	24,620
Yingde Gases	9,000	9,237
Yushiro Chemical Industry Company, Ltd.	300	3,161
Zep, Inc.	400	5,776
Zoltek Companies, Inc. (I)	800	6,200
		5,029,578
Construction Materials - 0.4%
ACC, Ltd.	460	12,066
Adana Cimento Sanayii TAS, Class A	1,960	4,158
Adelaide Brighton, Ltd.	4,590	15,059
Ambuja Cements, Ltd.	4,724	17,426
Anhui Conch Cement Company, Ltd.,
H Shares	7,500	27,904
Asia Cement Corp.	7,000	9,037
Boral, Ltd.	4,267	19,627
Buzzi Unicem SpA	1,110	15,626
Cementir SpA	447	969
Cementos Portland Valderrivas SA (I)	444	1,710
Cemex SAB de CV, ADR (I)	8,543	84,319
Chia Hsin Cement Corp.	15,149	7,220
China National Building Material
Company, Ltd., H Shares	20,000	29,999
China Shanshui Cement Group, Ltd.	20,000	14,973
Corp Moctezuma SAB de CV	4,000	9,748
CRH PLC, ADR (L)	3,666	74,566
Eagle Materials, Inc.	700	40,950
Fletcher Building, Ltd.	3,415	23,896
Goldsun Development &
Construction Company, Ltd.	20,786	8,045
Grasim Industries, Ltd.	106	6,302
Hanil Cement Company, Ltd.	6	272
Headwaters, Inc. (I)	1,000	8,560
HeidelbergCement AG	936	56,705
Holcim Indonesia Tbk PT	28,500	8,589
Holcim, Ltd.	1,304	96,043
Imerys SA	268	17,389
India Cements, Ltd.	2,973	4,964
Indocement Tunggal Prakarsa Tbk PT	5,500	12,849
Italcementi SpA	699	3,936
James Hardie Industries PLC, ADR	700	34,111
Lafarge Malayan Cement BHD	1,200	3,789
Lafarge SA	1,192	76,381
Martin Marietta Materials, Inc. (L)	400	37,712
Nuh Cimento Sanayi AS	584	3,606
PPC, Ltd.	4,312	17,438
RHI AG	89	2,935

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Sa des Ciments Vicat	137	$8,538
Semen Gresik Persero Tbk PT	10,500	17,297
Shree Cement, Ltd.	150	12,805
Taiheiyo Cement Corp.	6,000	16,510
Taiwan Cement Corp.	13,740	18,439
TCC International Holdings, Ltd.	10,000	2,911
Texas Industries, Inc. (I)(L)	400	20,404
Titan Cement Company SA (I)	454	8,523
Ultratech Cement, Ltd.	431	15,731
United States Lime & Minerals, Inc. (I)	100	4,712
Universal Cement Corp.	11,000	6,079
Vulcan Materials Company	1,300	67,665
		1,008,493
Containers & Packaging - 0.3%
AEP Industries, Inc. (I)(L)	200	11,846
Amcor, Ltd.	6,271	53,027
AMVIG Holdings, Ltd.	4,000	1,464
Aptargroup, Inc.	644	30,732
Ball Corp.	800	35,800
Bemis Company, Inc.	900	30,114
Boise, Inc.	1,250	9,938
Cascades, Inc.	500	2,061
CCL Industries, Inc.	500	21,610
Cheng Loong Corp.	5,200	2,215
Crown Holdings, Inc. (I)	700	25,767
D.S. Smith PLC	8,104	27,075
Fajar Surya Wisesa Tbk PT (I)	24,000	6,350
Graphic Packaging Holding Company (I)	5,047	32,604
Greif, Inc., Class A	300	13,350
Huhtamaki OYJ	687	11,147
Intertape Polymer Group, Inc.	2,100	16,890
La Seda de Barcelona SA (I)	106	132
Mpact, Ltd.	1,967	4,614
Myers Industries, Inc.	300	4,545
Nampak, Ltd.	4,542	17,084
Nihon Yamamura Glass Company, Ltd.	2,000	4,278
Owens-Illinois, Inc. (I)	1,800	38,286
Packaging Corp. of America	600	23,082
Rexam PLC	7,165	50,349
Rock-Tenn Company, Class A	608	42,505
RPC Group PLC	2,000	13,122
Sealed Air Corp. (L)	1,700	29,767
Silgan Holdings, Inc.	600	24,954
Sonoco Products Company	1,000	29,730
Taiwan Hon Chuan Enterprise Company, Ltd.	3,000	6,592
Toyo Seikan Kaisha, Ltd.	1,100	14,818
Vidrala SA	144	3,980
		639,828
Metals & Mining - 2.4%
A. M. Castle & Company (I)(L)	200	2,954
Acerinox SA (L)	1,123	12,389
African Rainbow Minerals, Ltd.	594	13,573
Agnico-Eagle Mines, Ltd.	800	41,926
Aichi Steel Corp.	1,000	4,670
Alcoa, Inc. (L)	9,000	78,120
Allegheny Technologies, Inc.	845	25,654
Allied Nevada Gold Corp. (I)	825	24,857
Alumina, Ltd.	18,167	17,567
Aluminum Corp. of China, Ltd., H Shares (I)	8,000	3,752
AMCOL International Corp.	100	3,068
Aneka Tambang Persero Tbk PT	33,000	4,398
Angang Steel Company, Ltd., H Shares (I)	10,000	7,594

The accompanying notes are an integral part of the financial statements.	72
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Anglo American Platinum, Ltd.	276	$14,650
Anglo American PLC	5,693	181,729
AngloGold Ashanti, Ltd., ADR	1,100	34,507
Antofagasta PLC	1,948	43,286
APERAM	208	3,152
Aquarius Platinum, Ltd. (I)	2,324	2,070
ArcelorMittal	3,070	53,145
ArcelorMittal South Africa, Ltd. (I)	1,545	6,659
Arrium, Ltd.	9,891	9,584
Assore, Ltd.	264	12,745
Aura Minerals, Inc. (I)	1,715	534
AuRico Gold, Inc. (I)	1,784	14,689
Aurizon Mines, Ltd. (I)	1,500	5,172
Aurubis AG	323	22,973
Barrick Gold Corp.	3,662	128,190
BHP Billiton PLC	3,317	233,417
BHP Billiton, Ltd.	2,069	80,801
BHP Billiton, Ltd., ADR	4,360	341,998
BlueScope Steel, Ltd. (I)	4,234	15,532
Boliden AB	2,677	50,882
Canam Group, Inc. (I)	100	601
CAP SA	412	14,001
Carpenter Technology Corp.	400	20,652
Centerra Gold, Inc.	800	7,488
Century Aluminum Company (I)(L)	1,600	14,016
China Metal Recycling Holdings, Ltd. (L)	7,800	8,184
China Molybdenum Company, Ltd., H Shares	18,000	8,005
China Precious Metal Resources
Holdings Company, Ltd. (I)	50,000	9,571
China Rare Earth Holdings, Ltd.	22,000	4,917
China Steel Corp.	41,831	39,490
China Zhongwang Holdings, Ltd. (I)	11,600	4,362
Chung Hung Steel Corp. (I)	7,450	2,425
Cia Minera Autlan SAB de CV, Series B	400	425
Cliffs Natural Resources, Inc. (L)	1,300	50,128
Cline Mining Corp. (I)	2,400	145
Coeur d’Alene Mines Corp. (I)(L)	700	17,220
Colossus Minerals, Inc. (I)	1,100	5,098
Commercial Metals Company	1,700	25,262
Companhia Siderurgica Nacional SA, ADR	3,950	23,305
Compania de Minas Buenaventura SA, ADR	693	24,913
Compass Minerals International, Inc.	400	29,884
CST Mining Group, Ltd. (I)	240,000	3,375
Daido Steel Company, Ltd.	2,000	10,039
Detour Gold Corp. (I)	400	10,009
Dowa Holdings Company, Ltd.	2,000	12,957
DRDGOLD, Ltd.	8,960	7,101
Dundee Precious Metals, Inc. (I)	1,300	11,070
Eastern Platinum, Ltd. (I)	26,100	4,329
Eldorado Gold Corp.	2,834	36,468
Eramet	36	5,283
Eregli Demir ve Celik Fabrikalari TAS	5,799	7,988
Eurasian Natural Resources Corp. PLC	1,380	6,639
Evraz PLC	2,142	9,454
First Majestic Silver Corp (I)	200	4,033
First Quantum Minerals, Ltd.	1,800	39,648
Fortescue Metals Group, Ltd. (L)	3,428	17,007
Fortuna Silver Mines, Inc. (I)	800	3,338
Franco-Nevada Corp. (L)	500	28,541
Freeport-McMoRan Copper & Gold, Inc.	4,700	160,740
Fresnillo PLC	759	23,551
G-Resources Group, Ltd. (I)	84,000	3,977
Gem Diamonds, Ltd. (I)	3,004	7,052

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Gerdau SA	9	$69
Gerdau SA, ADR (L)	3,700	33,263
Globe Specialty Metals, Inc. (L)	858	11,798
Godo Steel, Ltd.	3,000	5,999
Gold Fields, Ltd., ADR	3,655	45,651
Goldcorp, Inc. (Toronto Exchange)	3,233	118,861
Golden Star Resources, Ltd. (I)(L)	1,500	2,805
Great Basin Gold, Ltd. (I)	5,000	402
Grupo Mexico SAB de CV, Series B	15,008	54,139
Guyana Goldfields, Inc. (I)	396	1,246
Harmony Gold Mining Company, Ltd., ADR	1,902	17,042
Harry Winston Diamond Corp. (I)	200	2,811
Haynes International, Inc.	100	5,187
Hecla Mining Company (L)	3,200	18,656
High River Gold Mines, Ltd. (I)	419	581
Hill & Smith Holdings PLC	125	820
Hindalco Industries, Ltd.	7,917	19,043
Hitachi Metals, Ltd.	1,400	11,839
Hoganas AB	200	7,667
Horsehead Holding Corp. (I)	700	7,147
HudBay Minerals, Inc.	1,080	10,879
Hunan Nonferrous Metal Corp., Ltd.,
H Shares (I)	12,000	4,639
Hyundai Hysco Company, Ltd.	300	12,817
Hyundai Steel Company	304	25,126
IAMGOLD Corp.	2,000	22,901
Iluka Resources, Ltd.	1,855	17,976
Impala Platinum Holdings, Ltd.	2,297	46,380
Independence Group NL	1,343	6,546
Industrias CH SAB de CV, Series B (I)	2,500	18,859
Industrias Penoles SAB de CV	590	29,760
Inmet Mining Corp.	300	22,321
Integra Mining, Ltd. (I)	5,144	2,674
International Tower Hill Mines, Ltd. (I)	1,100	2,411
Ivanhoe Australia, Ltd. (I)	2,621	1,394
Jaguar Mining, Inc. (I)(L)	600	386
JFE Holdings, Inc.	2,000	37,706
Jiangxi Copper Company Ltd.	9,000	24,134
Jindal Steel & Power, Ltd.	1,814	14,867
JSW Steel, Ltd.	631	9,411
Kagara, Ltd. (I)	15,000	1,869
Kaiser Aluminum Corp.	100	6,169
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class D	6,724	4,765
Katanga Mining, Ltd. (I)	1,200	724
Kazakhmys PLC	1,137	14,951
KGHM Polska Miedz SA	649	40,350
Kingsgate Consolidated, Ltd.	682	3,197
Kinross Gold Corp.	6,178	59,997
Kirkland Lake Gold, Inc. (I)	100	588
KISCO Corp.	35	920
KISCO Holdings Company, Ltd.	10	351
Kobe Steel, Ltd. (I)	17,000	21,707
Korea Zinc Company, Ltd.	37	14,103
Kumba Iron Ore, Ltd.	205	14,009
Lake Shore Gold Corp. (I)(L)	2,500	1,885
Lingbao Gold Company, Ltd., H Shares	4,000	1,671
Lion Industries Corp. BHD	17,400	5,636
Lonmin PLC (I)	3,693	17,294
Lundin Mining Corp. (I)	3,005	15,468
MAG Silver Corp. (I)	1,100	11,247
Magnitogorsk Iron & Steel Works, GDR (I)	911	3,977
Major Drilling Group International	300	2,956

The accompanying notes are an integral part of the financial statements.	73
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Materion Corp.	300	$7,734
Mechel, ADR (L)	500	3,465
Medusa Mining, Ltd.	1,338	7,717
Mercator Minerals, Ltd. (I)	2,600	1,281
Midas Holdings, Ltd.	12,000	4,184
Minera Andes Acquisition Corp. (I)	1,683	6,379
Minera Frisco SAB de CV, Class A1 (I)	5,300	22,346
Mitsubishi Materials Corp.	6,000	20,451
MMC Norilsk Nickel OJSC, ADR (London
Stock Exchange)	1,618	30,237
Molycorp, Inc. (I)	875	8,260
Mount Gibson Iron, Ltd.	2,570	2,289
Mytilineos Holdings SA (I)	2,024	12,061
National Aluminium Company, Ltd.	5,523	4,988
New Gold, Inc (I)	2,600	28,779
Newcrest Mining, Ltd.	3,050	71,208
Newmont Mining Corp.	2,500	116,100
Nippon Coke & Engineering Company, Ltd.	3,500	4,522
Nippon Light Metal Holdings Co Ltd. (I)	3,000	3,551
Nippon Steel Corp. (L)	31,820	78,270
Nippon Yakin Kogyo Company, Ltd. (I)	500	660
Nisshin Steel Holdings Co Ltd. (I)	700	6,439
Noranda Aluminum Holding Corp. (L)	1,000	6,110
Nordic Mines AB (I)	784	238
Norsk Hydro ASA	5,320	27,102
North American Palladium, Ltd. (I)	200	269
Northam Platinum, Ltd.	2,901	13,107
Northern Dynasty Minerals, Ltd. (I)	500	1,583
Novolipetsk Steel OJSC, GDR	400	8,100
Nucor Corp.	3,048	131,613
Nyrstar	1,073	6,593
Nyrstar - Strip VVP (I)	441	1
OceanaGold Corp. (I)	3,000	8,596
OSAKA Titanium Technologies Company	100	2,238
Osisko Mining Corp. (I)	1,400	11,260
Outokumpu OYJ (I)	11,376	12,158
OZ Minerals, Ltd.	1,737	12,368
Palabora Mining Company, Ltd.	99	1,223
Pan American Silver Corp.	762	14,279
PanAust, Ltd.	4,050	14,340
Panoramic Resources, Ltd.	4,562	2,328
Petropavlovsk PLC	879	5,289
Polymetal International PLC	1,050	20,570
Poongsan Corp.	230	7,254
POSCO, ADR	1,036	85,107
Randgold Resources, Ltd.	381	37,550
Rautaruukki OYJ	824	6,738
Regis Resources, Ltd. (I)	3,549	19,158
Reliance Steel & Aluminum Company	900	55,890
Resolute Mining, Ltd.	6,735	11,635
Rex Minerals, Ltd. (I)	1,663	1,134
Rio Tinto PLC, ADR	4,676	271,629
Rio Tinto, Ltd.	1,344	93,548
Royal Gold, Inc.	500	40,655
RTI International Metals, Inc. (I)(L)	400	11,024
Rubicon Minerals Corp. (I)	2,300	5,896
Ruukki Group OYJ (I)	3,552	2,125
Sabina Gold & Silver Corp. (I)	1,600	4,263
Sanyo Special Steel Company, Ltd.	1,000	3,557
SeAH Holdings Corp.	19	1,469
SEMAFO, Inc.	1,800	6,189
Sesa Goa, Ltd.	2,752	9,855
Severstal OAO, GDR	645	7,850

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Sherritt International Corp.	3,300	$19,076
Shore Gold, Inc. (I)	1,200	247
Shougang Concord International
Enterprises Company, Ltd. (I)	12,000	707
Shougang Fushan Resources Group, Ltd.	16,000	5,956
Silver Lake Resources, Ltd. (I)	946	3,296
Silver Standard Resources, Inc. (I)	600	8,945
Silver Wheaton Corp.	1,200	43,261
Sims Metal Management, Ltd.	789	7,692
Southern Copper Corp. (L)	707	26,767
SSAB AB, Series A	1,479	13,042
SSAB AB, Series B	470	3,515
St Andrew Goldfields, Ltd. (I)	4,000	1,970
St. Barbara, Ltd. (I)	1,706	2,639
Steel Authority of India, Ltd.	3,771	6,268
Steel Dynamics, Inc.	2,400	32,952
Sterlite Industries India Ltd	4,944	10,544
Sterlite Industries India, Ltd., ADR	1,100	9,471
Stillwater Mining Company (I)(L)	1,100	14,058
Straits Metals, Ltd. (I)	839	74
Sumitomo Metal Mining Company, Ltd.	2,000	28,223
SunCoke Energy, Inc. (I)	685	10,679
Tanzanian Royalty Exploration Corp. (I)	455	1,985
Taseko Mines, Ltd. (I)	900	2,742
Tata Steel, Ltd.	2,299	17,973
Teck Resources, Ltd.	2,100	76,319
Thompson Creek Metals Company, Inc. (I)(L)	1,300	5,385
ThyssenKrupp AG	2,260	53,102
Timah Persero Tbk PT	35,500	5,697
Timminco, Ltd. (I)	300	0
Toho Titanium Company, Ltd.	200	1,986
Toho Zinc Company, Ltd.	1,000	4,398
Tokyo Rope Manufacturing Company, Ltd.	4,000	6,116
Tokyo Steel Manufacturing Company, Ltd.	900	4,398
Ton Yi Industrial Corp.	10,500	6,159
Tubos Reunidos SA	599	1,430
Tung Ho Steel Enterprise Corp.	3,212	3,296
Turquoise Hill Resources, Ltd. (I)	1,020	7,793
Umicore SA	650	35,842
United States Steel Corp.	1,200	28,644
Usha Martin, Ltd. (I)	2,314	1,394
Usinas Siderurgicas de Minas Gerais SA	1,400	9,740
Vale Indonesia Tbk PT	24,000	5,888
Vale SA (Ordinary A Shares), ADR	5,600	117,376
Vale SA (Preference A Shares), ADR	8,800	178,640
Vedanta Resources PLC (L)	761	14,873
Viohalco Hellenic Copper and
Aluminum Industry SA (I)	1,796	9,393
Voestalpine AG	608	22,357
Walter Energy, Inc.	500	17,940
Welspun Corp, Ltd.	1,168	2,272
Western Areas NL	1,453	6,884
Worthington Industries, Inc.	800	20,792
Xinjiang Xinxin Mining Industry
Company, Ltd., H Shares	3,000	679
Xstrata PLC	8,020	142,644
Yamana Gold, Inc.	3,400	58,484
Yamato Kogyo Company, Ltd.	300	8,781
Yancoal Australia, Ltd. (I)	1,226	3,186
YC INOX Company, Ltd.	8,000	4,771
Young Poong Corp.	8	8,378
Zijin Mining Group Company, Ltd., H Shares	10,000	4,033
		5,712,939

The accompanying notes are an integral part of the financial statements.	74
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products - 0.3%
Ahlstrom OYJ	478	$8,359
Barito Pacific Tbk PT (I)	49,500	2,166
BillerudKorsnas AB	600	5,709
BillerudKorsnas AB (I)	300	2,814
Buckeye Technologies, Inc.	300	8,613
Canfor Corp. (I)	1,200	20,002
Canfor Pulp Products, Inc.	371	3,812
Clearwater Paper Corp. (I)	400	15,664
Daio Paper Corp.	1,000	7,361
Deltic Timber Corp.	100	7,062
Domtar Corp.	400	33,408
Duratex SA	2,748	20,077
Empresas CMPC SA	5,327	19,756
Ence Energia y Celulosa SA	834	2,392
Fibria Celulose SA, ADR (I)(L)	1,104	12,552
Gunns, Ltd. (I)	11,710	1,946
Hansol Paper Company, Ltd.	970	8,269
Holmen AB, Series B	626	18,623
Indah Kiat Pulp & Paper Corp. Tbk PT (I)	38,500	2,718
International Forest Products, Ltd. (I)	300	2,410
International Paper Company	2,527	100,676
KapStone Paper and Packaging Corp.	600	13,314
Lee & Man Paper Manufacturing, Ltd.	10,600	6,729
Louisiana-Pacific Corp. (I)	1,900	36,708
Masisa SA	76,248	8,025
MeadWestvaco Corp.	1,555	49,558
Mercer International, Inc. (I)	900	6,444
Metsa Board OYJ (I)	5,400	15,907
Mitsubishi Paper Mills, Ltd. (I)	2,000	1,998
Mondi PLC	1,385	14,939
Neenah Paper, Inc.	500	14,235
Nine Dragons Paper Holdings, Ltd.	16,000	14,822
Nippon Paper Group, Inc.	800	11,121
Norbord, Inc. (I)	60	1,821
OJI Paper Company, Ltd.	6,000	20,720
P.H. Glatfelter Company (L)	800	13,984
Portucel - Empresa Produtora de Pasta
e Papel SA	3,115	9,254
Sappi, Ltd., ADR (I)	3,600	12,960
Schweitzer-Mauduit International, Inc.	200	7,806
Semapa-Sociedade de Investimento & Gestao	1,179	8,986
Sequana SA (I)	3	6
Sequana SA (I)	177	1,925
Sino-Forest Corp. (I)(L)	2,300	0
Sonae Industria SGPS SA (I)	2,576	1,681
Stora Enso OYJ, Series R (L)	3,514	24,854
Svenska Cellulosa AB (A Shares)	349	7,640
Svenska Cellulosa AB (B Shares)	3,599	78,784
Tokushu Tokai Paper Company, Ltd.	3,000	7,557
UPM-Kymmene OYJ	2,812	33,417
Wausau Paper Corp. (L)	400	3,464
West Fraser Timber Company, Ltd.	300	21,127
		754,175
		13,145,013
Telecommunication Services - 2.4%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	29,095	980,792
Atlantic Tele-Network, Inc.	200	7,342
Axtel SAB de CV (I)	14,800	3,343
BCE, Inc. (L)	762	32,657
Belgacom SA	803	23,670
Bell Aliant, Inc. (L)	472	12,489

Disciplined Diversification Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Bezeq The
Israeli Telecommunication Corp., Ltd.	5,098	$5,887
BT Group PLC	3,373	128,275
Cable & Wireless Communications PLC	17,566	10,104
Cbeyond, Inc. (I)	300	2,712
CenturyLink, Inc.	4,165	162,935
China Telecom Corp., Ltd., ADR (L)	320	18,192
China Unicom Hong Kong, Ltd., ADR	1,777	28,947
Chorus, Ltd.	786	1,917
Chunghwa Telecom Company, Ltd., ADR	870	28,136
Cincinnati Bell, Inc. (I)(L)	2,600	14,248
Citic 21CN Company, Ltd. (I)	36,000	2,107
Citic Telecom International Holdings, Ltd.	14,000	3,832
Colt Telecom Group SA (I)	4,670	7,350
Consolidated
Communications Holdings, Inc. (L)	487	7,761
Deutsche Telekom AG	11,200	127,246
Elisa OYJ, Class A	806	18,011
France Telecom SA	4,956	55,500
France Telecom SA, ADR (L)	2,398	26,498
Frontier Communications Corp. (L)	9,122	39,042
General Communication, Inc., Class A (I)	1,000	9,590
Hellenic
Telecommunications Organization SA (I)	1,308	8,884
IDT Corp., Class B	500	4,770
iiNET, Ltd.	1,376	6,559
Iliad SA	103	17,730
Inmarsat PLC	3,801	36,692
Iridium Communications, Inc. (I)	1,092	7,360
Jazztel PLC (I)	1,715	11,894
Kcom Group PLC	10,565	12,582
Koninklijke KPN NV	4,800	23,737
Level 3 Communications, Inc. (I)(L)	1,253	28,957
LG Uplus Corp.	650	4,746
Lumos Networks Corp.	200	2,004
Mahanagar Telephone Nigam, Ltd. (I)	2	1
Manitoba Telecom Services, Inc.	100	3,263
Netia SA (I)	2,567	3,530
Neutral Tandem, Inc.	300	771
Nippon Telegraph & Telephone Corp.	1,400	58,809
Oi SA	1,056	4,610
Oi SA, ADR	1,731	6,941
Oi SA, Series C, ADR	168	722
PCCW, Ltd.	34,000	15,020
Portugal Telecom SGPS SA	4,625	23,135
Premiere Global Services, Inc. (I)(L)	1,100	10,758
Primus Telecommunications Group, Inc.	323	3,511
QSC AG	2,321	6,457
Singapore Telecommunications, Ltd.	28,000	76,148
Swisscom AG	63	27,171
TalkTalk Telecom Group PLC	5,942	23,015
Tata Communications, Ltd.	396	1,698
TDC A/S	181	1,283
Tele2 AB, B Shares	1,694	30,723
Telecom Corp. of New Zealand, Ltd.	3,933	7,438
Telecom Italia SpA	29,174	26,371
Telefonica Brasil SA, ADR (L)	795	19,128
Telefonica Czech Republic AS	718	12,221
Telefonica SA	1,104	14,991
Telefonica SA, ADR	9,743	131,433
Telekom Austria AG	1,428	10,806
Telekomunikacja Polska SA	1,838	7,281
Telekomunikasi Indonesia Tbk PT, ADR	775	28,636

The accompanying notes are an integral part of the financial statements.	75
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Telenet Group Holding NV	345	$16,030
Telenor ASA	2,491	50,609
TeliaSonera AB	8,751	59,607
Telkom SA, Ltd., ADR (I)	800	6,432
Telstra Corp., Ltd.	13,157	59,937
TELUS Corp., Non-Voting Shares	573	37,259
Tiscali SpA (I)	46,781	2,404
Total Access Communication PCL,
Foreign Shares	6,300	18,175
True Corp. PCL (I)	34,600	6,164
Turk Telekomunikasyon AS	2,270	8,819
tw telecom, Inc. (I)(L)	1,600	40,752
Verizon Communications, Inc.	16,538	715,599
Vivendi SA	4,626	104,176
Windstream Corp. (L)	5,085	42,104
Xl Axiata Tbk PT	2,500	1,485
		3,649,921
Wireless Telecommunication Services - 0.8%
Advanced Info Service PCL	3,000	20,497
Allied Technologies, Ltd.	499	2,327
America Movil SAB de CV, Series L, ADR	4,751	109,938
Axiata Group BHD	6,300	13,613
Bakrie Telecom Tbk PT (I)	471,000	2,440
Bharti Airtel, Ltd.	996	5,794
Cellcom Israel, Ltd.	473	3,916
China Mobile, Ltd., ADR	3,993	234,469
Crown Castle International Corp. (I)	1,200	86,592
DiGi.Com BHD	11,000	19,044
Drillisch AG	987	14,580
eAccess, Ltd.	18	12,902
ENTEL Chile SA	567	11,719
Far EasTone
Telecommunications Company, Ltd.	6,000	15,330
Freenet AG	1,164	21,502
Globe Telecom, Inc.	330	8,799
Idea Cellular, Ltd. (I)	4,368	8,313
Indosat Tbk PT	6,000	4,020
Indosat Tbk PT, ADR	131	4,313
KDDI Corp.	900	63,572
Leap Wireless International, Inc. (I)	1,400	9,310
Maxis BHD	6,700	14,596
MetroPCS Communications, Inc. (I)	2,900	28,826
Millicom International Cellular SA	182	15,819
Mobistar SA (I)	176	4,527
MTN Group, Ltd.	5,855	123,063
NII Holdings, Inc. (I)	1,300	9,269
NTT DOCOMO, Inc.	58	83,297
Partner Communications Company, Ltd., ADR	700	4,186
Reliance Communications, Ltd.	3,426	4,639
Rogers Communications, Inc., Class B (L)	1,300	59,021
SBA Communications Corp., Class A (I)(L)	800	56,816
Shenandoah Telecommunications Company	200	3,062
SK Telecom Company, Ltd., ADR	400	6,332
Softbank Corp.	2,700	98,798
Sprint Nextel Corp. (I)	26,600	150,822
Taiwan Mobile Company, Ltd.	3,600	13,301
Telephone & Data Systems, Inc.	768	17,004
Tim Participacoes SA	2,500	9,966
Turkcell Iletisim Hizmetleri AS, ADR (I)	882	14,235
United States Cellular Corp. (I)	300	10,572
USA Mobility, Inc. (L)	500	5,840
VimpelCom, Ltd., ADR	1,335	14,004
Vodacom Group, Ltd.	765	11,324

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC, ADR	19,332	$486,973
		1,919,282
		5,569,203
Utilities - 2.3%
Electric Utilities - 1.1%
Acciona SA	190	14,408
ALLETE, Inc.	300	12,294
American Electric Power Company, Inc.	2,242	95,689
Centrais Eletricas Brasileiras SA	1,200	3,777
Centrais Eletricas Brasileiras SA, B
Shares, ADR	1,100	5,511
Centralschweizerische Kraftwerke AG	13	4,721
CEZ AS	757	27,227
Cheung Kong Infrastructure Holdings, Ltd.	2,000	12,286
Chubu Electric Power Company, Inc.	1,600	21,349
Cia Energetica de Minas Gerais	500	5,496
Cia Energetica de Minas Gerais, ADR (L)	2,387	25,923
Cia General de Electricidad	1,916	11,077
Cia Paranaense de Energia, ADR (L)	300	4,605
Cleco Corp.	500	20,005
CLP Holdings, Ltd.	4,500	37,875
Contact Energy, Ltd. (I)	2,658	11,473
Duke Energy Corp.	3,404	217,175
E.CL SA	3,509	8,294
Edison International	1,488	67,243
EDP - Energias de Portugal SA	7,563	22,734
EDP - Energias do Brasil SA	2,100	12,909
Electricite de France SA	876	16,418
Elia System Operator SA - Strip VVP	221	9,985
Enea SA	198	1,013
Enel SpA	17,535	72,952
Energiedienst Holding AG	22	951
Enersis SA, ADR	1,231	22,429
Entergy Corp.	800	51,000
Equatorial Energia SA	1,400	12,755
Exelon Corp.	3,137	93,294
Federal Hydrogenerating Company JSC, ADR	6,577	15,407
First Philippine Holdings Corp.	6,300	13,810
FirstEnergy Corp.	1,937	80,889
Fortis, Inc.	900	30,962
Fortum OYJ	1,389	26,121
Great Plains Energy, Inc.	1,000	20,310
Hawaiian Electric Industries, Inc. (L)	900	22,626
Hokkaido Electric Power Company, Inc.	900	10,929
Iberdrola SA (L)	16,300	90,895
IDACORP, Inc.	500	21,675
Isagen SA ESP	7,000	9,966
ITC Holdings Corp.	500	38,455
Korea Electric Power Corp., ADR (I)(L)	1,380	19,279
Kyushu Electric Power Company, Inc.	1,900	21,689
Light SA	700	7,683
Manila Electric Company	2,470	15,746
MGE Energy, Inc. (L)	300	15,285
NextEra Energy, Inc.	1,900	131,461
Northeast Utilities	943	36,852
NV Energy, Inc.	1,800	32,652
OGE Energy Corp.	500	28,155
Otter Tail Corp.	200	5,000
Pepco Holdings, Inc. (L)	900	17,649
PGE SA	3,010	17,747
Pinnacle West Capital Corp. (L)	600	30,588
PNM Resources, Inc.	600	12,306

The accompanying notes are an integral part of the financial statements.	76
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
Portland General Electric Company	700	$19,152
Power Assets Holdings, Ltd.	4,000	34,332
PPL Corp. (L)	2,765	79,162
Public Power Corp. SA (I)	1,004	7,864
Red Electrica Corp. SA	538	26,581
Reliance Infrastructure, Ltd.	523	5,037
Romande Energie Holding SA	8	9,333
Shikoku Electric Power Company, Inc.	600	9,569
Spark Infrastructure Group	9,219	16,136
SSE PLC	4,344	100,395
Tata Power Company, Ltd.	4,280	8,679
Tenaga Nasional BHD	8,750	19,853
Terna Rete Elettrica Nazionale SpA	4,713	18,875
The Chugoku Electric Power Company, Inc.	800	12,546
The Empire District Electric Company	500	10,190
The Kansai Electric Power Company, Ltd.	1,800	18,912
The Southern Company	4,065	174,023
Tohoku Electric Power Company, Inc. (I)	1,800	16,751
Tokyo Electric Power Company, Inc. (I)	5,800	13,901
Torrent Power, Ltd.	1,000	3,593
Transmissora Alianca de Energia Eletrica SA	2,400	25,566
UIL Holdings Corp.	400	14,324
Unitil Corp.	200	5,184
UNS Energy Corp. (L)	500	21,210
Verbund AG, Class A	185	4,582
Westar Energy, Inc.	1,000	28,620
Xcel Energy, Inc.	2,120	56,625
		2,458,000
Gas Utilities - 0.2%
AGL Resources, Inc.	586	23,422
APA Group, Ltd.	2,860	16,509
Atmos Energy Corp.	667	23,425
Chesapeake Utilities Corp.	100	4,540
China Gas Holdings, Ltd.	16,000	12,798
China Oil and Gas Group, Ltd. (I)	20,000	3,355
China Resources Gas Group, Ltd.	6,000	12,410
Empresa de Energia de Bogota SA	1,600	1,155
Enagas SA	853	18,253
ENN Energy Holdings, Ltd.	4,000	17,489
Envestra, Ltd.	2,480	2,428
GAIL India, Ltd.	453	2,964
Gas Natural SDG SA	1,886	34,487
Hong Kong & China Gas Company, Ltd.	12,247	33,589
National Fuel Gas Company (L)	400	20,276
New Jersey Resources Corp. (L)	400	15,848
Northwest Natural Gas Company (L)	300	13,260
ONEOK, Inc.	1,400	59,850
Osaka Gas Company, Ltd.	6,000	21,793
Perusahaan Gas Negara Persero Tbk PT	30,500	14,596
Piedmont Natural Gas Company, Inc. (L)	559	17,502
Questar Corp.	1,500	29,640
Saibu Gas Company, Ltd.	4,000	10,196
Samchully Company, Ltd.	69	8,052
Snam SpA	4,918	22,869
South Jersey Industries, Inc.	200	10,066
Southwest Gas Corp.	320	13,571
The Laclede Group, Inc. (L)	400	15,444
Toho Gas Company, Ltd.	2,000	10,736
Tokyo Gas Company, Ltd.	8,000	36,576
Towngas China Company, Ltd.	4,000	3,307
UGI Corp.	900	29,439
Valener, Inc.	130	2,098

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Gas Utilities (continued)
WGL Holdings, Inc.	500	$19,595
		581,538
Independent Power Producers & Energy Traders - 0.2%
Aboitiz Power Corp.	6,400	5,760
Adani Power, Ltd. (I)	2,436	2,775
AES Corp.	4,362	46,673
AES Gener SA (I)	12,208	7,879
AES Tiete SA	800	8,174
Algonquin Power & Utilities Corp.	200	1,375
Boralex, Inc. (I)	200	1,844
Calpine Corp. (I)	4,400	79,772
Capital Power Corp.	200	4,570
Capstone Infrastructure Corp.	350	1,418
China Longyuan Power Group Corp., H Shares	13,000	9,132
China Power New Energy
Development Company, Ltd. (I)	100,000	5,751
China Resource Power Holdings, Ltd.	8,000	20,470
Drax Group PLC	2,951	26,102
EDP Renovaveis SA (I)	1,363	7,268
Electric Power Development Company, Ltd.	500	11,853
Empresa Nacional de Electricidad SA, ADR	298	14,545
Energy Development Corp.	82,000	13,495
Energy World Corp., Ltd. (I)	12,838	5,011
Genie Energy, Ltd., B Shares	500	3,550
GVK Power & Infrastructure, Ltd. (I)	6,734	1,682
Indiabulls Infrastructure and Power, Ltd. (I)	11,900	1,481
Infigen Energy (I)	6,731	1,763
Jaiprakash Power Ventures, Ltd. (I)	5,500	3,742
JSW Energy, Ltd.	1,338	1,667
Maxim Power Corp. (I)	100	271
MPX Energia SA (I)	1,800	9,799
National Hydroelectric Power Corp. Ltd.	17,228	8,005
Northland Power, Inc.	847	15,898
NRG Energy, Inc. (L)	2,111	48,532
Ormat Technologies, Inc.	600	11,568
PTC India, Ltd.	2,981	4,050
Ram Power Corp. (I)	365	94
Ratchaburi Electricity Generating
Holding PCL	7,200	14,063
Reliance Power, Ltd. (I)	5,453	9,337
Sechilienne-Sidec SA	300	5,709
Terna Energy SA	291	1,299
Theolia SA (I)	223	395
Tractebel Energia SA	1,000	16,293
TransAlta Corp. (L)	1,399	21,266
		454,331
Multi-Utilities - 0.7%
A2A SpA	9,798	5,684
Acegas-APS SpA	336	2,344
AGL Energy, Ltd.	1,916	30,769
Alliant Energy Corp.	500	21,955
Ameren Corp.	1,300	39,936
Black Hills Corp.	500	18,170
Canadian Utilities, Ltd.	200	14,465
CenterPoint Energy, Inc.	2,000	38,500
Centrica PLC	19,344	105,084
CH Energy Group, Inc.	200	13,044
CMS Energy Corp.	1,400	34,132
Consolidated Edison, Inc. (L)	1,357	75,368
Dominion Resources, Inc.	2,620	135,716
DTE Energy Company	900	54,045
DUET Group	9,592	20,844

The accompanying notes are an integral part of the financial statements.	77
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
E.ON AG	7,314	$136,206
GDF Suez	5,922	122,016
Integrys Energy Group, Inc.	400	20,888
Iren SpA	1,525	928
Just Energy Group, Inc. (L)	1,200	11,449
MDU Resources Group, Inc.	700	14,868
MVV Energie AG	69	2,145
National Grid PLC, ADR	1,792	102,932
NiSource, Inc.	1,300	32,357
NorthWestern Corp.	300	10,419
PG&E Corp.	1,865	74,936
Public Service Enterprise Group, Inc.	2,444	74,786
Redes Energeticas Nacionais SA	2,238	6,060
RWE AG	1,999	82,524
SCANA Corp.	500	22,820
Sempra Energy	1,000	70,940
Suez Environnement Company	808	9,743
TECO Energy, Inc. (L)	1,300	21,788
Telecom Plus PLC	342	5,199
Vector, Ltd.	1,058	2,392
Vectren Corp.	500	14,700
Veolia Environnement SA	793	9,667
Wisconsin Energy Corp.	1,100	40,535
YTL Corp. BHD	20,154	12,542
YTL Power International BHD	13,100	6,700
		1,519,596
Water Utilities - 0.1%
Aguas Andinas SA	1,641	1,171
American States Water Company	200	9,596
American Water Works Company, Inc.	900	33,417
Aqua America, Inc. (L)	1,084	27,555
Beijing Enterprises Water Group, Ltd.	12,000	3,120
Cadiz, Inc. (I)	400	3,168
California Water Service Group (L)	400	7,340
Cia de Saneamento de Minas Gerais	300	6,452
Companhia de Saneamento Basico de Estado
de Sao Paulo, ADR	200	16,714
Connecticut Water Service, Inc.	200	5,956
Consolidated Water Company, Ltd.	300	2,220
Guangdong Investment, Ltd.	18,000	14,124
Hyflux, Ltd.	6,000	6,311
Inversiones Aguas Metropolitanas SA	2,737	5,529
Manila Water Company, Inc.	7,000	5,463
Middlesex Water Company	200	3,912
Pennon Group PLC	2,175	22,151
Severn Trent PLC	1,206	30,898
SJW Corp. (L)	300	7,980
Thai Tap Water Supply PCL	15,100	4,541
United Utilities Group PLC	3,691	40,502
		258,120
		5,271,585
TOTAL COMMON STOCKS (Cost $126,209,999)	$ 165,514,778

PREFERRED SECURITIES - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE	906	73,827
Multiline Retail - 0.0%
Lojas Americanas SA	1,484	13,378

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Textiles, Apparel & Luxury Goods - 0.0%
Alpargatas SA	1,870	$13,821
		101,026
Consumer Staples - 0.0%
Beverages - 0.0%
Embotelladora Andina SA, Class A	2,425	12,300
Embotelladora Andina SA, Class B	1,067	6,833
		19,133
Food & Staples Retailing - 0.0%
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	4	176
		19,309
Financials - 0.0%
Commercial Banks - 0.0%
Banco Daycoval SA	600	2,987
Banco do Estado do Rio Grande do Sul SA	1,000	7,690
Itau Unibanco Holding SA	800	13,214
		23,891
Diversified Financial Services - 0.0%
Banco ABC Brasil SA	1,800	12,492
Grupo de Inversiones Suramericana SA	500	11,057
		23,549
		47,440
Industrials - 0.0%
Aerospace & Defense - 0.0%
Forjas Taurus SA	554	790
Commercial Services & Supplies - 0.0%
Contax Participacoes SA	400	4,848
Machinery - 0.0%
Marcopolo SA	2,500	15,962
Randon Participacoes SA	1,200	7,476
		23,438
		29,076
Materials - 0.0%
Containers & Packaging - 0.0%
Klabin SA	6,500	41,045
Metals & Mining - 0.0%
Cia Ferro Ligas da Bahia - Ferbasa	300	1,841
Gerdau SA	875	7,809
Usinas Siderurgicas de Minas Gerais SA	3,400	22,165
		31,815
Paper & Forest Products - 0.0%
Eucatex SA Industria e Comercio	900	3,506
Suzano Papel e Celulose SA	2,750	9,597
		13,103
		85,963
Telecommunication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Oi SA	1,348	5,470
Telefonica Brasil SA	314	7,572
		13,042
		13,042

The accompanying notes are an integral part of the financial statements.	78
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

PREFERRED SECURITIES (continued)
Utilities - 0.0%
Electric Utilities - 0.0%
Cia Energetica do Ceara	200	$4,417
Companhia de Transmissao de Energia
Eletrica Paulista	200	3,245
		7,662
Independent Power Producers & Energy Traders - 0.0%
AES Tiete SA	800	9,248
Companhia Energetica de Sao Paulo	900	8,620
		17,868
		25,530
TOTAL PREFERRED SECURITIES (Cost $260,125)		$ 321,386

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.3%
U.S. Government - 9.4%
U.S. Treasury Bonds
6.000%, 02/15/2026	$ 750,000	$1,083,516
6.750%, 08/15/2026	1,400,000	2,159,500
6.875%, 08/15/2025	525,000	807,269
7.250%, 08/15/2022	470,000	706,909
7.500%, 11/15/2024	675,000	1,073,461
8.125%, 05/15/2021	350,000	536,703
8.875%, 08/15/2017	1,409,000	1,937,265
9.250%, 02/15/2016	2,015,000	2,567,235
9.875%, 11/15/2015	370,000	470,247
10.625%, 08/15/2015	1,431,000	1,814,352
11.250%, 02/15/2015	466,000	573,763
U.S. Treasury Notes
2.250%, 07/31/2018	2,500,000	2,691,405
2.625%, 02/29/2016	1,750,000	1,872,500
2.750%, 02/15/2019	1,200,000	1,327,874
3.625%, 02/15/2020	1,900,000	2,217,657
		21,839,656
U.S. Government Agency - 18.9%
Federal Farm Credit Bank
3.400%, 06/04/2018	1,000,000	1,125,287
3.650%, 12/21/2020	1,100,000	1,278,309
4.875%, 12/16/2015 to 01/17/2017	3,700,000	4,303,883
5.125%, 08/25/2016	2,200,000	2,564,410
5.220%, 05/15/2023	2,480,000	3,189,434
5.250%, 03/06/2023	1,135,000	1,446,362
Federal Home Loan Bank
3.375%, 06/12/2020	500,000	567,331
3.625%, 03/10/2017	800,000	894,240
4.375%, 03/13/2026	900,000	1,097,552
4.500%, 09/13/2019	1,850,000	2,229,172
4.750%, 12/16/2016	2,650,000	3,073,775
4.875%, 05/17/2017	1,900,000	2,239,046
5.000%, 12/21/2015 to 11/17/2017	3,200,000	3,709,470
5.125%, 10/19/2016	1,750,000	2,046,546
5.250%, 12/09/2022	1,155,000	1,489,739
5.365%, 09/09/2024	800,000	1,050,739
5.375%, 05/18/2016 to 05/15/2019	2,450,000	2,929,328
5.625%, 06/11/2021	905,000	1,181,496
Tennessee Valley Authority
3.875%, 02/15/2021	780,000	904,256
4.500%, 04/01/2018	1,300,000	1,532,328
5.500%, 07/18/2017	1,250,000	1,511,266

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Tennessee Valley Authority (continued)
6.250%, 12/15/2017	$ 2,986,000	$ 3,763,644
		44,127,613
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $60,422,739)		$ 65,967,269

RIGHTS - 0.0%
Faes Farma SA (Expiration Date: 01/11/2013;
Strike Price: EUR 0.1) (I)	488	$22
Grifols SA (Expiration Date: 01/02/2013;
Strike Price: EUR 0.5) (I)	1,108	1,313
Hansol Technics Company, Ltd. (Expiration
Date: 01/17/2013; Strike Price:
KRW 11,600) (I)	100	266
Latam Airlines Group SA (Expiration Date:
01/14/2013; Strike Price: BRL 47.53) (I)	18	0
Nordic Mines AB (Expiration Date:
01/18/2013; Strike Price: SEK 1.1) (I)	2,352	315
Polimex-Mostostal SA (Strike Price:
PLN 0.52) (I)(N)	26	0
Repsol SA (Expiration Date: 01/15/2013;
Strike Price: EUR 0.482) (I)	2,802	1,709
TOTAL RIGHTS (Cost $5,476)		$ 3,625

WARRANTS - 0.0%
Seat Pagine Gialle SpA (Expiration
Date: 08/31/2014) (I)(N)	662	1
TOTAL WARRANTS (Cost $0)		$ 1

SECURITIES LENDING COLLATERAL - 5.0%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,163,968	11,648,289
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,649,148)		$ 11,648,289

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	435,613	435,613
TOTAL SHORT-TERM INVESTMENTS (Cost $435,613)		$ 435,613
Total Investments (Disciplined Diversification Trust)
(Cost $198,983,100) - 104.5%		$ 243,890,961
Other assets and liabilities, net - (4.5%)		(10,612,154)
TOTAL NET ASSETS - 100.0%		$ 233,278,807

Emerging Markets Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.0%
Brazil - 8.1%
Banco Alfa de Investimento SA	35,100	$100,629
Banco Santander Brasil SA, ADR	1,309,081	9,516,997
Bematech SA	98,850	277,176
Brasilagro - Companhia Brasileira de
Propriedades Agricolas (I)	12,800	62,550

The accompanying notes are an integral part of the financial statements.	79
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Brookfield Incorporacoes SA	606,694	$1,037,814
Cia Providencia Industria e Comercio SA	52,100	228,442
CR2 Empreendimentos Imobiliarios SA	9,300	21,260
Even Construtora e Incorporadora SA	261,400	1,210,417
Fertilizantes Heringer SA (I)	19,200	98,257
Fibria Celulose SA (I)	94,998	1,059,915
Fibria Celulose SA, ADR (I)(L)	311,742	3,544,507
Forjas Taurus SA	7,434	11,906
Gafisa SA (I)	393,561	918,394
Gafisa SA, ADR (I)(L)	151,219	703,168
Gerdau SA	169,029	1,297,798
Gerdau SA, ADR (L)	934,098	8,397,541
Grendene SA	53,289	431,830
Hypermarcas SA (I)	94,917	786,271
Industrias Romi SA (I)	111,700	250,005
Inepar SA Industria e Construcoes (I)	4,400	2,900
JBS SA (I)	1,268,123	3,765,974
Log-in Logistica Intermodal SA (I)	123,300	514,754
Magnesita Refratarios SA	353,056	1,430,967
Marfrig Alimentos SA (I)	354,847	1,505,311
Metalfrio Solutions SA (I)	9,900	18,573
Minerva SA	5,175	28,475
Paranapanema SA (I)	511,050	1,254,204
PDG Realty SA Empreendimentos
e Participacoes	1,292,389	2,136,561
Petroleo Brasileiro SA	281,342	2,754,467
Petroleo Brasileiro SA, ADR (L)	861,825	16,779,733
Petroleo Brasileiro SA, ADR, Class A (L)	1,254,765	24,216,965
Plascar Participacoes Industriais SA	4,800	955
Positivo Informatica SA (I)	102,700	252,571
Profarma Distribuidora de
Produtos Farmaceuticos SA	20,000	141,118
Rodobens Negocios Imobiliarios SA	63,500	393,715
Rossi Residencial SA (I)	111,733	239,019
Rossi Residencial SA	200,309	454,057
Sao Carlos Empreendimentos
e Participacoes SA	9,905	217,895
Sao Martinho SA	55,501	750,159
SLC Agricola SA	44,600	432,878
Springs Global Participacoes SA (I)	74,733	106,104
Tecnisa SA	48,022	192,734
Tereos Internacional SA	56,400	85,664
TPI - Triunfo Participacoes e Investimentos SA	34,010	207,327
Trisul SA (I)	56,446	78,797
Usinas Siderurgicas de Minas Gerais SA	319,300	2,221,382
Vanguarda Agro SA (I)	1,504,140	301,363
Viver Incorporadora e Construtora SA (I)	634,575	196,916
		90,636,415
Chile - 1.7%
Cementos Bio-Bio SA (I)	50,384	80,415
Cia General de Electricidad	46,090	266,466
Cia Sud Americana de Vapores SA (I)	2,193,921	197,060
Cristalerias de Chile SA	66,213	574,437
Empresas CMPC SA	1,737,226	6,442,638
Empresas COPEC SA	108,030	1,534,918
Empresas Hites SA	25,875	22,220
Empresas Iansa SA	1,776,092	129,881
Enersis SA, ADR (L)	371,730	6,772,921
Gasco SA	130,347	1,057,745
Inversiones Aguas Metropolitanas SA	143,323	289,533
Madeco SA	10,353,871	378,458
Masisa SA	4,707,749	495,461
PAZ Corp., SA	73,479	53,203

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chile (continued)
Ripley Corp. SA	328,912	$314,237
Salfacorp SA	28,153	57,875
Sociedad Matriz SAAM SA (I)	1,470,144	177,489
Socovesa SA	223,418	106,852
Vina Concha y Toro SA	3,019	5,815
Vina San Pedro Tarapaca SA	19,029,176	123,136
		19,080,760
China - 10.5%
Agile Property Holdings, Ltd.	760,000	1,088,020
Agricultural Bank of China, Ltd., H Shares	11,169,000	5,631,200
Aluminum Corp. of China, Ltd.,
H Shares (I)(L)	628,000	294,551
Angang Steel Company, Ltd., H Shares (I)(L)	1,318,000	1,000,885
Anhui Tianda Oil Pipe Company, Ltd.,
H Shares	135,000	28,145
Anton Oilfield Services Group	50,000	26,647
Asia Cement China Holdings Corp.	265,500	133,207
Bank of China, Ltd., H Shares	64,081,694	29,177,470
Bank of Communications Company, Ltd.,
H Shares	7,526,876	5,741,524
Baoye Group Company, Ltd., H Shares	376,000	262,612
Beijing Capital International Airport
Company, Ltd., H Shares	2,612,000	1,885,704
Beijing Capital Land, Ltd., H Shares	1,272,000	534,314
Beijing Jingkelong Company, Ltd., H Shares	38,000	26,843
Beijing North Star Company, H Shares	866,000	234,397
Besunyen Holdings Company, Ltd. (I)	321,000	20,027
Boer Power Holdings Ltd.	117,000	57,038
BYD Electronic International Company, Ltd.	947,500	250,844
Catic Shenzhen Holdings, Ltd., H Shares (I)	152,000	56,253
Changshouhua Food Company, Ltd.	91,000	49,213
China Aoyuan Property Group, Ltd.	1,387,000	265,248
China Automation Group, Ltd.	388,000	109,826
China Citic Bank Corp., Ltd., H Shares	6,750,775	4,068,468
China Coal Energy Company, Ltd., H Shares	3,748,000	4,190,533
China Communications Construction
Company, Ltd., H Shares	4,413,555	4,328,180
China Communications Services Corp., Ltd.,
H Shares	1,447,200	842,728
China Construction Bank Corp., H Shares	500,000	407,502
China Dongxiang Group Company	2,254,000	304,199
China Huiyuan Juice Group, Ltd. (I)	1,032,500	381,773
China ITS Holdings Company, Ltd. (I)	528,000	102,847
China Minsheng Banking Corp., Ltd., H Shares	4,580,500	5,409,407
China Molybdenum Company, Ltd., H Shares	508,000	225,931
China National Materials Company, Ltd.,
H Shares	832,000	261,740
China Nickel Resources Holding Company, Ltd.	518,000	41,810
China Petroleum & Chemical Corp., ADR	146,867	16,877,956
China Petroleum & Chemical Corp., H Shares	4,167,439	4,784,692
China Qinfa Group, Ltd.	424,000	66,405
China Railway Construction Corp.,
H Shares (L)	1,993,165	2,292,281
China Rare Earth Holdings, Ltd.	1,000,000	223,505
China Rongsheng Heavy Industry
Group Company, Ltd. (L)	1,175,000	192,612
China Sanjiang Fine Chemicals Company, Ltd.	170,000	68,887
China SCE Property Holdings, Ltd.	71,000	17,617
China Shipping Container Lines Company, Ltd.,
H Shares (I)(L)	4,448,150	1,308,547
China Shipping Development Company, Ltd.,
H Shares	920,000	540,385

The accompanying notes are an integral part of the financial statements.	80
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
China Southern Airlines Company, Ltd.,
H Shares	1,138,000	$583,338
China Tontine Wines Group, Ltd.	248,000	24,902
China Yurun Food Group, Ltd. (I)(L)	905,000	674,313
China Zhongwang Holdings, Ltd. (I)	876,000	329,396
Chongqing Iron & Steel Company, Ltd.,
H Shares (I)	570,000	107,031
Chongqing Machinery & Electric
Company, Ltd., H Shares	486,000	81,753
Chu Kong Petroleum & Natural Gas Steel
Pipe Holdings, Ltd.	164,000	87,894
Comtec Solar Systems Group, Ltd. (I)	314,000	50,612
Dalian Port PDA Company, Ltd., H Shares	586,000	139,664
Evergreen International Holdings, Ltd.	122,000	23,446
Fantasia Holdings Group Company, Ltd.	763,500	128,470
Fosun International, Ltd.	2,296,500	1,475,672
Great Wall Technology Company, Ltd.,
H Shares	324,942	63,295
Greentown China Holdings, Ltd.	488,500	910,693
Guangshen Railway Company, Ltd., ADR (L)	35,688	704,481
Guangzhou Automobile Group Company, Ltd.,
H Shares	1,948,415	1,755,616
Guangzhou R&F Properties Company, Ltd.,
H Shares (L)	420,400	710,006
Hainan Meilan International Airport
Company, Ltd., H Shares	201,000	136,899
Harbin Electric Company, Ltd., H Shares	888,000	775,514
Hidili Industry International Development, Ltd.	1,278,000	346,318
Honghua Group, Ltd.	1,182,000	529,878
International Taifeng Holdings, Ltd.	204,000	56,061
Kaisa Group Holdings, Ltd. (I)(L)	1,211,000	381,425
Leoch International Technology Ltd.	102,000	16,146
Li Ning Company, Ltd. (I)	24,000	15,901
Lingbao Gold Company, Ltd., H Shares	140,000	58,468
Lonking Holdings, Ltd. (L)	839,000	226,135
Maanshan Iron & Steel Company, Ltd.,
H Shares (I)(L)	1,866,000	579,979
Maoye International Holdings, Ltd.	214,000	44,286
Metallurgical Corp. of China, Ltd.,
H Shares (I)(L)	1,936,000	378,102
Minth Group, Ltd.	214,000	247,511
O-Net Communications Group, Ltd.	244,000	68,446
PCD Stores Group, Ltd.	2,302,000	282,685
Peak Sport Products Company, Ltd.	570,000	112,347
Powerlong Real Estate Holdings, Ltd.	627,000	136,285
Qunxing Paper Holdings Company, Ltd.	634,371	168,929
Renhe Commercial
Holdings Company, Ltd. (I)(L)	4,204,000	451,796
Semiconductor Manufacturing
International Corp., ADR (I)	140,377	357,961
Semiconductor
Manufacturing International Corp. (I)	15,570,000	786,536
Shandong Chenming Paper Holdings, Ltd.,
H Shares	335,500	132,616
Shanghai Jin Jiang International Hotels Group
Company, Ltd., H Shares	848,000	162,453
Shanghai Prime Machinery Company, Ltd.,
H Shares	962,000	142,427
Shengli Oil & Gas Pipe Holdings, Ltd.	268,500	28,883
Shui On Land, Ltd. (L)	3,137,221	1,525,041
Sijia Group Company	93,000	18,441
Sino Dragon New Energy Holdings, Ltd. (I)	488,000	11,429
Sino-Ocean Land Holdings, Ltd.	4,208,635	3,229,458

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
Sinotrans, Ltd., H Shares	2,019,000	$330,353
Sinotruk Hong Kong, Ltd.	836,500	643,694
SOHO China, Ltd.	2,544,000	2,055,035
SPG Land Holdings, Ltd. (I)	353,625	91,683
Sunny Optical Technology
Group Company, Ltd.	122,000	81,028
Tiangong International Company, Ltd.	478,000	115,598
Travelsky Technology, Ltd., H Shares	1,285,500	694,777
Weiqiao Textile Company, H Shares	603,000	239,044
West China Cement, Ltd.	76,000	15,312
Xiamen International Port Company, Ltd.,
H Shares	1,372,000	187,182
Xingda International Holdings, Ltd.	607,000	316,487
Xinhua Winshare Publishing and Media
Company, Ltd., H Shares	641,000	342,220
Xinjiang Goldwind Science & Technology
Company, Ltd., H Shares	158,000	68,570
Xinjiang Xinxin Mining Industry
Company, Ltd., H Shares	903,000	204,513
Xiwang Sugar Holdings Company, Ltd.	665,717	77,392
Yantai North Andre Juice Company, H Shares	150,000	5,978
Yuzhou Properties Company	158,400	47,298
Zhejiang Glass Company, Ltd., H Shares (I)	162,000	0
Zhong An Real Estate, Ltd. (I)	801,600	118,722
		118,705,797
Colombia - 0.1%
Grupo de Inversiones Suramericana SA	32,678	704,139
Czech Republic - 0.4%
Komercni Banka AS	10,387	2,197,763
Pegas Nonwovens SA	22,565	588,104
Telefonica Czech Republic AS	551	9,378
Unipetrol AS (I)(L)	214,695	1,985,183
		4,780,428
Hong Kong - 5.1%
361 Degrees International, Ltd. (L)	523,000	151,718
AMVIG Holdings, Ltd.	494,000	180,844
Asian Citrus Holdings, Ltd.	324,000	154,143
AVIC International Holding
Hong Kong, Ltd. (I)	1,840,152	69,116
Beijing Development Hong Kong, Ltd. (I)	217,000	44,210
Beijing Enterprises Holdings, Ltd.	141,000	923,526
Beijing Properties Holdings, Ltd. (I)	176,000	12,803
C C Land Holdings, Ltd.	822,084	292,681
Carnival Group International Holdings, Ltd. (I)	134,000	5,705
Central China Real Estate, Ltd.	531,732	188,635
Chaoda Modern Agriculture Holdings, Ltd. (I)	3,056,474	110,025
Chigo Holding, Ltd. (I)	2,796,000	70,881
China Aerospace International Holdings, Ltd.	1,971,200	178,661
China Agri-Industries Holdings, Ltd.	1,769,300	994,991
China All Access Holdings, Ltd.	48,000	11,325
China Chengtong Development Group, Ltd. (I)	526,000	19,131
China Energine International Holdings, Ltd. (I)	857,853	39,705
China Everbright, Ltd.	998,000	1,961,676
China Glass Holdings, Ltd.	238,000	36,789
China Green Holdings, Ltd. (I)(L)	422,627	85,078
China Haidian Holdings, Ltd.	1,124,000	114,054
China High Precision Automation Group, Ltd.	18,000	2,880
China High Speed Transmission Equipment
Group Company, Ltd. (I)	938,000	373,266
China Lumena New Materials Corp.	2,036,000	452,859
China New Town
Development Company, Ltd. (I)	1,505,165	76,342

The accompanying notes are an integral part of the financial statements.	81
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
China Ocean Resources Company, Ltd.	8,670	$20,048
China Oil and Gas Group, Ltd. (I)	1,180,000	197,923
China Pharmaceutical Group, Ltd. (I)	1,074,000	312,729
China Properties Group, Ltd. (I)	724,000	228,389
China Sandi Holdings, Ltd. (I)	331,800	25,257
China Singyes Solar
Technologies Holdings, Ltd.	101,200	86,934
China South City Holdings, Ltd.	956,000	146,254
China Starch Holdings, Ltd.	1,415,000	45,438
China Tianyi Holdings, Ltd. (I)	128,000	19,016
China Travel International Investment
Hong Kong, Ltd.	4,134,000	857,331
China Unicom Hong Kong, Ltd.	4,504,000	7,291,537
China Unicom Hong Kong, Ltd., ADR (L)	214,448	3,493,358
China Vanadium Titano - Magnetite
Mining Company, Ltd.	411,000	98,614
CIMC Enric Holdings, Ltd.	84,000	75,629
Citic Pacific, Ltd.	1,524,000	2,305,513
Citic Resources Holdings, Ltd. (I)	3,528,000	548,992
Coastal Greenland, Ltd. (I)	520,000	37,888
Comba Telecom Systems Holdings, Ltd.	244,000	89,950
Cosco International Holdings, Ltd.	925,625	409,763
COSCO Pacific, Ltd.	1,575,220	2,285,706
DaChan Food Asia, Ltd.	612,000	92,719
Dawnrays Pharmaceutical Holdings, Ltd.	44,000	9,372
Dynasty Fine Wines Group, Ltd. (I)	330,000	60,245
Franshion Properties China, Ltd.	3,012,000	1,093,241
Fufeng Group, Ltd.	291,000	129,783
GCL-Poly Energy Holdings, Ltd. (L)	5,019,000	1,035,523
Global Bio-Chem Technology
Group Company, Ltd.	2,520,000	291,167
Global Sweeteners Holdings, Ltd. (I)	148,000	12,727
Glorious Property Holdings, Ltd. (I)	2,284,000	436,634
Golden Meditech Holdings, Ltd.	837,684	85,821
Goldlion Holdings, Ltd.	261,000	140,903
GOME Electrical Appliances Holdings, Ltd. (I)	8,845,000	1,071,158
Heng Tai Consumables Group, Ltd. (I)	3,363,862	95,245
HKC Holdings, Ltd. (L)	4,298,149	161,113
Hopson Development Holdings, Ltd. (I)	850,000	1,370,013
Hua Han Bio-Pharmaceutical Holdings, Ltd.,
H Shares	51,040	15,589
Huscoke Resources Holdings, Ltd. (I)	2,258,000	21,599
Hutchison Harbour Ring, Ltd.	536,000	46,652
Inspur International, Ltd.	2,440,000	91,756
Ju Teng International Holdings, Ltd.	778,000	373,412
Kai Yuan Holdings, Ltd. (I)	2,980,000	77,382
Kingboard Chemical Holdings, Ltd.	630,525	2,270,244
Kingboard Laminates Holdings, Ltd.	244,500	113,387
Kingway Brewery Holdings, Ltd.	578,000	216,176
KWG Property Holding, Ltd.	1,117,013	846,970
Lai Fung Holdings, Ltd.	8,970,000	240,925
Le Saunda Holdings	22,000	7,292
Lee & Man Paper Manufacturing, Ltd.	290,000	184,095
Lijun International
Pharmaceutical Holding, Ltd.	210,000	62,669
Loudong General Nice Resources
China Holdings, Ltd. (I)	590,400	34,762
MIN XIN Holdings, Ltd.	116,000	68,626
Mingyuan Medicare
Development Company, Ltd. (I)	1,300,000	37,292
Minmetals Land, Ltd.	798,000	133,974
Nan Hai Corp., Ltd. (I)	27,150,000	115,072
NetDragon Websoft, Inc.	63,000	90,581

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
New World China Land, Ltd.	2,335,200	$1,135,885
New World Department Store China, Ltd.	51,000	33,199
Nine Dragons Paper Holdings, Ltd.	872,000	807,783
PetroAsian Energy Holdings, Ltd. (I)	600,000	13,987
Poly Property Group Company, Ltd. (I)(L)	1,500,453	1,194,227
Pou Sheng International Holdings, Ltd. (I)	503,000	29,840
Prosperity International Holdings HK, Ltd. (I)	1,320,000	56,477
Qingling Motors Company, Ltd., H Shares	1,054,000	256,840
Real Nutriceutical Group, Ltd.	529,000	194,926
Regent Manner International Holdings, Ltd.	360,000	68,877
REXLot Holdings, Ltd.	4,434,921	338,652
Royale Furniture Holdings, Ltd	207,750	20,520
Samson Holding, Ltd.	361,548	60,156
Shanghai Industrial Holdings, Ltd.	620,000	2,190,631
Shanghai Industrial Urban
Development Group, Ltd. (I)	775,000	183,392
Shanghai Zendai Property, Ltd. (I)	2,530,000	61,999
Shenzhen International Holdings, Ltd.	10,320,000	1,095,592
Shenzhen Investment, Ltd.	2,574,142	1,057,024
Shimao Property Holdings, Ltd.	1,805,000	3,485,052
Shougang Concord International
Enterprises Company, Ltd. (I)	4,306,000	253,545
Shougang Fushan Resources Group, Ltd.	2,306,000	858,361
Silver Grant International, Ltd.	1,072,000	223,917
SIM Technology Group, Ltd. (I)	975,000	37,343
Sino Oil And Gas Holdings, Ltd. (I)	3,850,000	95,857
Sino Prosper State Gold
Resources Holdings, Ltd. (I)	365,000	10,454
Sinofert Holdings, Ltd.	2,924,000	719,928
Sinolink Worldwide Holdings, Ltd. (I)	2,292,000	205,620
Sinotrans Shipping, Ltd.	842,000	204,971
Skyworth Digital Holdings, Ltd. (L)	1,630,871	844,557
SMI Corp., Ltd. (I)	1,280,000	29,668
Solargiga Energy Holdings, Ltd. (I)	354,000	23,419
SRE Group, Ltd. (I)	3,206,857	165,078
Tak Sing Alliance Holdings, Ltd.	182,675	23,761
TCC International Holdings, Ltd.	696,000	202,596
TCL Communication
Technology Holdings, Ltd.	285,000	91,031
TCL Multimedia Technology Holdings, Ltd.	737,200	414,154
Texhong Textile Group, Ltd. (I)	20,000	12,455
Tian An China Investment, Ltd.	741,000	500,575
Tianjin Port Development Holdings, Ltd.	744,000	106,807
Tomson Group, Ltd.	386,807	110,809
TPV Technology, Ltd.	583,684	159,161
Truly International Holdings, Ltd.	987,000	224,963
VODone, Ltd.	1,977,400	192,039
Wasion Group Holdings, Ltd.	318,000	149,578
Welling Holding, Ltd.	36,000	5,515
Yanchang Petroleum International, Ltd. (I)	2,560,000	187,074
Yip’s Chemical Holdings, Ltd.	16,000	11,440
Yuexiu Property Company, Ltd.	7,105,250	2,275,025
		56,886,192
Hungary - 0.5%
Danubius Hotel and Spa PLC (I)	6,805	92,940
EGIS Pharmaceuticals PLC	3,776	302,286
Fotex Holding SE (I)	8,707	6,091
OTP Bank PLC (L)	282,692	5,373,129
		5,774,446
India - 8.0%
Aarti Industries, Ltd.	51,087	94,115
Aban Offshore, Ltd.	15,263	105,941

The accompanying notes are an integral part of the financial statements.	82
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
ABG Shipyard, Ltd. (I)	7,189	$47,110
Adani Enterprises, Ltd.	116,329	577,553
Aditya Birla Nuvo, Ltd.	55,261	1,110,916
Alembic Pharmaceuticals, Ltd.	33,243	43,454
Alembic, Ltd. (I)	64,183	19,728
Allahabad Bank	186,565	584,719
Alok Industries, Ltd.	568,576	116,193
Amtek Auto, Ltd.	146,074	236,340
Amtek India, Ltd.	6,360	12,455
Anant Raj , Ltd.	54,720	89,958
Andhra Bank	198,888	432,380
Ansal Properties & Infrastructure, Ltd. (I)	30,966	22,382
Apollo Tyres, Ltd.	226,563	369,330
Arvind, Ltd.	104,084	190,400
Ashok Leyland, Ltd.	1,096,572	542,568
Aurobindo Pharma, Ltd.	89,300	309,273
Bajaj Finance, Ltd.	13,541	333,136
Bajaj Hindusthan, Ltd.	344,964	158,791
Bajaj Holdings and Investment, Ltd.	49,562	887,964
Ballarpur Industries, Ltd.	403,880	171,230
Balmer Lawrie & Company, Ltd.	5,100	62,627
Balrampur Chini Mills, Ltd. (I)	206,266	183,700
Bank of Baroda	88,490	1,417,087
Bank of India	114,231	725,999
Bank of Maharashtra	152,501	168,966
BEML, Ltd.	14,453	74,368
Bhushan Steel, Ltd.	43,136	375,804
Birla Corp., Ltd.	41,435	228,557
Bombay Burmah Trading Company	15,000	35,327
Bombay Dyeing &
Manufacturing Company, Ltd.	19,045	47,390
Bombay Rayon Fashions, Ltd. (I)	7,468	33,327
Brigade Enterprises, Ltd.	1,477	2,517
Cairn India, Ltd.	631,653	3,690,941
Canara Bank	98,171	896,664
Capital First, Ltd.	4,573	15,672
Central Bank of India	54,446	84,744
Century Textiles & Industries, Ltd.	34,929	265,436
City Union Bank, Ltd.	203,343	209,411
Corporation Bank	11,690	98,802
Dalmia Bharat Enterprises, Ltd.	12,925	40,842
DB Realty, Ltd. (I)	35,138	101,719
DCM Shriram Consolidated	39,804	49,794
Deepak Fertilizers & Petrochemicals Corp., Ltd.	28,839	65,193
Dena Bank	27,208	57,402
Development Credit Bank, Ltd. (I)	121,079	108,655
DLF, Ltd.	430,090	1,829,497
Dredging Corp. of India, Ltd. (I)	1,365	5,826
Edelweiss Financial Services, Ltd.	304,550	200,414
Educomp Solutions, Ltd.	42,399	109,177
EID Parry India, Ltd.	80,296	303,600
EIH, Ltd.	8,444	10,854
Elder Pharmaceuticals, Ltd.	7,799	57,332
Electrosteel Castings, Ltd.	89,970	42,669
Era Infra Engineering, Ltd.	27,222	67,403
Escorts, Ltd.	44,637	60,517
Essar Oil, Ltd. (I)	184,984	238,593
Essar Ports, Ltd.	16,178	28,481
Essel Propack, Ltd.	37,352	28,057
Federal Bank, Ltd.	163,534	1,616,913
Finolex Cables, Ltd.	54,200	57,142
Finolex Industries, Ltd.	46,584	53,125
Fortis Healthcare, Ltd. (I)	65,125	136,158

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Gammon India, Ltd.	85,633	$59,841
Gateway Distriparks, Ltd.	10,919	28,176
Geodesic, Ltd.	94,402	38,688
Gitanjali Gems, Ltd.	56,665	551,685
Graphite India, Ltd.	75,117	114,252
Grasim Industries, Ltd.	28,107	1,670,907
GTL Infrastructure, Ltd. (I)	100,276	7,259
Gujarat Alkalies & Chemicals, Ltd.	24,028	64,081
Gujarat Ambuja Exports, Ltd.	15,136	7,199
Gujarat Fluorochemicals, Ltd.	3,024	18,283
Gujarat Narmada Valley
Fertilizers Company, Ltd.	66,143	101,822
Gujarat NRE Coke, Ltd.	79,738	29,145
Gujarat State Fertilisers & Chemicals, Ltd.	105,690	130,074
Gujarat State Petronet, Ltd.	71,683	101,070
HBL Power Systems, Ltd.	5,099	1,579
HCL Infosystems, Ltd.	126,394	88,279
HEG, Ltd.	12,877	53,872
HeidelbergCement India, Ltd. (I)	4,823	5,021
Hexa Tradex, Ltd. (I)	32,971	24,421
Hexaware Technologies, Ltd.	12,380	19,220
Hindalco Industries, Ltd.	1,340,282	3,223,798
Hinduja Ventures, Ltd.	5,620	58,358
Hindustan Construction Company, Ltd. (I)	223,609	74,751
Hotel Leela Venture, Ltd. (I)	112,448	60,446
Housing Development & Infrastructure, Ltd. (I)	220,761	456,490
HSIL, Ltd.	5,997	14,571
ICICI Bank, Ltd.	167,495	3,527,305
IDBI Bank, Ltd.	267,194	545,466
IDFC, Ltd.	119,156	374,942
IFCI, Ltd.	181,420	110,211
India Cements, Ltd.	258,302	431,321
India Infoline, Ltd.	213,160	334,658
Indiabulls Financial Services, Ltd.	240,661	1,214,244
Indiabulls Infrastructure and Power, Ltd. (I)	930,247	115,779
Indiabulls Real Estate, Ltd. (I)	315,338	433,094
Indian Bank	70,234	258,800
Indian Hotels Company, Ltd.	155,176	178,845
Indian Overseas Bank	234,477	367,219
ING Vysya Bank, Ltd.	16,192	154,264
Ingersoll-Rand India, Ltd.	14,510	129,611
IVRCL, Ltd. (I)	311,424	261,185
Jai Corp., Ltd.	22,618	28,177
Jaiprakash Associates, Ltd.	796,755	1,436,278
Jammu & Kashmir Bank, Ltd.	41,976	997,997
Jaypee Infratech, Ltd.	28,073	26,386
JB Chemicals & Pharmaceuticals, Ltd.	20,800	35,704
JBF Industries, Ltd.	33,505	77,448
Jindal Poly Films, Ltd.	1,258	4,103
Jindal Saw, Ltd.	164,858	388,449
Jindal Stainless, Ltd. (I)	44,529	58,653
JM Financial, Ltd.	37,218	15,289
JSW Energy, Ltd.	408,574	508,947
JSW Steel, Ltd.	122,212	1,822,659
Jubilant Life Sciences, Ltd.	53,395	219,690
Kalpataru Power Transmission, Ltd.	2,595	4,491
Karnataka Bank, Ltd.	180,381	556,287
Karur Vysya Bank, Ltd.	30,968	317,463
Kesoram Industries, Ltd.	26,673	72,266
Kingfisher Airlines, Ltd. (I)	150,938	42,064
Lakshmi Vilas Bank, Ltd.	30,751	57,264
Madras Cements, Ltd.	36,000	161,825
Mahanagar Telephone Nigam, Ltd. (I)	113,806	55,051

The accompanying notes are an integral part of the financial statements.	83
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Maharashtra Seamless, Ltd.	38,253	$188,613
Mahindra Lifespace Developers, Ltd.	10,600	78,831
Manaksia, Ltd. (I)	3,292	3,396
McLeod Russel India, Ltd.	48,101	305,793
Mercator, Ltd. (I)	150,335	57,446
MindTree, Ltd.	362	4,523
Monnet Ispat & Energy, Ltd.	29,947	155,263
MRF, Ltd.	920	219,293
Mukand, Ltd. (I)	19,851	10,850
Nagarjuna Fertilizers & Chemicals, Ltd. (I)	138,250	26,724
Nagarjuna Oil Refinery, Ltd. (I)	125,682	11,426
National Aluminium Company, Ltd.	106,829	96,483
Nava Bharat Ventures, Ltd.	1,614	5,287
NCC, Ltd.	263,914	282,872
NIIT Technologies, Ltd.	22,936	100,912
NIIT, Ltd.	19,897	10,429
Noida Toll Bridge Company, Ltd.	62,165	25,518
OMAXE, Ltd. (I)	49,670	145,776
Orbit Corp., Ltd. (I)	43,904	44,350
Orchid Chemicals & Pharmaceuticals, Ltd.	37,760	69,731
Orient Paper & Industries, Ltd.	58,165	84,614
Oriental Bank of Commerce	101,465	654,598
Oswal Chemicals & Fertilizers (I)	1,896	1,120
Panacea Biotec, Ltd. (I)	12,287	25,421
Parsvnath Developers, Ltd. (I)	76,316	53,652
Peninsula Land, Ltd.	8,854	11,708
Persistent Systems, Ltd.	2,387	22,274
Piramal Enterprises, Ltd.	46,384	440,985
Plethico Pharmaceuticals, Ltd. (I)	7,219	40,399
Polaris Financial Technology, Ltd.	26,963	56,852
Polyplex Corp., Ltd.	3,400	13,677
Prozone Capital Shopping Centres, Ltd. (I)	43,382	32,982
PTC India, Ltd.	233,522	317,248
Punj Lloyd, Ltd.	165,098	181,625
Punjab & Sind Bank	5,337	7,059
Raymond, Ltd.	23,286	195,372
REI Agro, Ltd.	214,503	42,065
REI Six Ten Retail, Ltd. (I)	7,680	499
Reliance Capital, Ltd.	94,899	839,797
Reliance Communications, Ltd.	685,263	927,798
Reliance Industries, Ltd.	600,078	9,269,480
Reliance Industries, Ltd., GDR (S)	349,881	10,790,491
Reliance Power, Ltd. (I)	588,041	1,006,896
Rolta India, Ltd.	133,332	150,012
Ruchi Soya Industries, Ltd.	125,412	146,869
Rural Electrification Corp., Ltd.	140,240	625,517
S Kumars Nationwide, Ltd. (I)	78,505	19,061
Sesa Goa, Ltd.	315,155	1,128,523
Shipping Corp. of India, Ltd. (I)	90,540	89,927
Shiv-Vani Oil & Gas Exploration Services, Ltd.	6,058	11,932
Shree Renuka Sugars, Ltd. (I)	220,608	129,703
Sintex Industries, Ltd.	97,140	117,522
Sobha Developers, Ltd.	40,327	282,382
South Indian Bank, Ltd.	1,171,770	578,719
SREI Infrastructure Finance, Ltd.	247,892	202,324
SRF, Ltd.	24,910	91,023
State Bank of Bikaner & Jaipur	899	7,440
State Bank of India	78,651	3,476,599
State Bank of India, GDR	435	39,266
Steel Authority of India, Ltd.	464,238	771,677
Sterling Biotech, Ltd. (I)	34,756	3,254
Sterlite Industries India, Ltd., ADR (L)	377,373	3,249,182
Sterlite Technologies, Ltd.	45,138	25,668

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Strides Arcolab, Ltd.	9,702	$194,777
Sundaram Finance, Ltd.	1,300	12,216
Suzlon Energy, Ltd. (I)	634,050	217,554
Syndicate Bank	206,951	485,250
Tata Chemicals, Ltd.	96,921	625,940
Tata Communications, Ltd.	50,645	217,118
Tata Communications, Ltd., ADR (L)	11,658	100,142
Tata Global Beverages, Ltd.	467,750	1,369,631
Tata Investment Corp., Ltd.	6,673	56,283
Tata Steel, Ltd.	319,906	2,500,886
Tata Steel, Ltd., GDR	743	5,907
The Great Eastern Shipping Company, Ltd.	84,512	408,241
Time Technoplast, Ltd.	4,194	3,383
Trent, Ltd.	303	7,329
Tube Investments of India, Ltd.	369	1,346
Tulip Telecom, Ltd. (I)	28,364	16,845
UCO Bank	85,194	123,402
Uflex, Ltd.	10,885	19,277
Union Bank of India, Ltd.	169,587	857,626
Unitech, Ltd. (I)	1,276,814	791,822
United Phosphorus, Ltd.	142,443	344,005
Usha Martin, Ltd. (I)	154,885	93,290
Vardhman Special Steels, Ltd. (I)	1,620	878
Vardhman Textiles, Ltd.	8,101	35,514
Videocon Industries, Ltd.	105,664	412,545
Vijaya Bank	83,311	95,890
Welspun Corp, Ltd.	55,523	107,982
Zuari Agro Chemicals, Ltd. (I)	9,200	47,520
Zuari Global, Ltd.	9,200	18,677
		89,847,365
Indonesia - 2.8%
Adaro Energy Tbk PT	3,916,000	648,349
Adhi Karya Persero Tbk PT	1,065,000	198,236
Agis Tbk PT (I)	1,846,000	90,719
Alam Sutera Realty Tbk PT	2,518,000	157,424
Aneka Tambang Persero Tbk PT	5,527,500	736,698
Asahimas Flat Glass Tbk PT	65,500	56,442
Astra Graphia Tbk PT	586,000	82,650
Bakrie & Brothers Tbk PT (I)	121,836,489	632,096
Bakrie Sumatera Plantations Tbk PT	17,546,000	169,767
Bakrie Telecom Tbk PT (I)	24,850,000	128,737
Bakrieland Development Tbk PT (I)	41,455,500	233,379
Bank Bukopin Tbk PT	4,493,500	288,778
Bank Danamon Indonesia Tbk PT	4,507,294	2,644,163
Bank Mandiri Persero Tbk PT	3,829,320	3,238,355
Bank Negara Indonesia Persero Tbk PT	11,492,881	4,428,956
Bank Pan Indonesia Tbk PT (I)	4,924,397	323,320
Bank Pembangunan Daerah Jawa Barat Dan
Banten Tbk PT	2,121,500	233,879
Bank Tabungan Negara Persero Tbk PT	3,842,861	576,365
Barito Pacific Tbk PT (I)	1,893,500	82,844
Benakat Petroleum Energy Tbk PT (I)	550,500	11,121
Berlian Laju Tanker Tbk PT (I)	16,708,166	0
Bhakti Investama Tbk PT	17,730,000	996,048
Bisi International PT	1,105,000	90,925
Borneo Lumbung Energi & Metal Tbk PT (I)	239,000	13,462
Budi Acid Jaya Tbk PT (I)	1,493,000	17,703
Bumi Serpong Damai PT	475,500	56,295
Central Proteinaprima Tbk PT (I)	16,930,000	61,484
Ciputra Development Tbk PT	16,900,000	1,397,775
Ciputra Property Tbk PT	213,500	13,339
Ciputra Surya Tbk PT	896,000	209,937
Clipan Finance Indonesia Tbk PT	1,045,000	44,228

The accompanying notes are an integral part of the financial statements.	84
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Darma Henwa Tbk PT (I)	21,675,000	$112,451
Davomas Abadi Tbk PT (I)	2,465,000	12,789
Elnusa Tbk PT (I)	2,000,000	36,217
Energi Mega Persada Tbk PT (I)	39,318,681	336,579
Exploitasi Energi Indonesia Tbk PT (I)	1,955,500	73,375
Gajah Tunggal Tbk PT	2,052,500	475,213
Garuda Indonesia Persero Tbk PT (I)	1,084,000	74,737
Global Mediacom Tbk PT	2,021,000	504,329
Gozco Plantations Tbk PT	3,863,400	80,555
Holcim Indonesia Tbk PT	1,381,268	416,263
Indah Kiat Pulp & Paper Corp. Tbk PT (I)	2,168,500	153,111
Indika Energy Tbk PT	1,851,000	272,145
Indofood Sukses Makmur Tbk PT	4,579,000	2,783,437
Intiland Development Tbk PT	3,722,500	129,820
Japfa Comfeed Indonesia Tbk PT	156,054	99,829
Kawasan Industri Jababeka Tbk PT (I)	14,566,000	301,859
Lippo Karawaci Tbk PT	18,485,793	1,920,177
Matahari Putra Prima Tbk PT	2,803,500	335,988
Medco Energi Internasional Tbk PT	2,465,000	417,765
Mitra International Resources Tbk PT (I)	1,747,000	22,296
Pabrik Kertas Tjiwi Kimia Tbk PT	72,500	14,921
Panin Financial Tbk PT (I)	19,315,500	271,046
Panin Insurance Tbk PT	1,627,000	88,536
Pembangunan Perumahan Persero Tbk PT	807,000	70,569
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	1,039,000	252,052
Polychem Indonesia Tbk PT (I)	2,945,500	111,759
Ramayana Lestari Sentosa Tbk PT	2,505,000	318,342
Sampoerna Agro Tbk PT	703,500	183,873
Samudera Indonesia Tbk PT	58,500	24,520
Selamat Sempurna Tbk PT	7,500	1,960
Sentul City Tbk PT (I)	19,986,000	393,366
Summarecon Agung Tbk PT	250,500	49,467
Suryainti Permata Tbk PT (I)	1,446,000	13,353
Tiga Pilar Sejahtera Food Tbk	1,280,000	143,683
Timah Persero Tbk PT	2,897,500	464,983
Trias Sentosa Tbk PT	2,019,500	72,488
Trimegah Securities Tbk PT (I)	1,540,500	19,341
Truba Alam Manunggal Engineering
Tbk PT (I)	11,991,500	62,213
Tunas Baru Lampung Tbk PT	1,620,000	82,447
Tunas Ridean Tbk PT	2,272,500	220,535
United Tractors Tbk PT	326,500	671,086
Vale Indonesia Tbk PT	3,845,000	943,361
Wijaya Karya Persero Tbk PT	2,086,748	321,012
		31,217,322
Israel - 0.0%
Mivtach Shamir Holdings, Ltd.	6,245	119,607
Malaysia - 3.9%
Affin Holdings BHD	711,300	802,514
AirAsia BHD	521,700	469,898
Alliance Financial Group BHD	1,285,500	1,851,123
AMMB Holdings BHD	2,200,162	4,886,943
Ann Joo Resources BHD	252,200	109,520
Asas Dunia BHD	24,000	11,599
Berjaya Corp. BHD	2,315,900	446,038
BIMB Holdings BHD	142,900	131,359
Bolton BHD (I)	185,955	49,537
Boustead Holdings BHD	607,376	1,035,746
Cahya Mata Sarawak BHD	241,600	263,363
Coastal Contracts BHD	30,000	19,574
Dijaya Corp. BHD	81,800	27,609

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
DRB-Hicom BHD	1,194,900	$1,072,746
Eastern & Oriental BHD	337,900	172,383
ECM Libra Financial Group BHD	542,489	154,482
Faber Group BHD	88,800	42,160
Gamuda BHD	143,700	171,325
Genting Malaysia BHD	832,200	969,913
Globetronics Technology BHD	190,440	89,235
Glomac BHD	462,600	125,570
Goldis BHD	306,000	200,860
HAP Seng Consolidated BHD	1,815,120	1,035,990
Hap Seng Plantations Holdings BHD	617,500	571,033
Hong Leong Financial Group BHD	309,800	1,338,847
Hong Leong Industries BHD	25,000	37,680
Hunza Properties BHD	113,800	56,409
Hwang-DBS Malaysia BHD	105,200	90,491
IGB Corp. BHD	1,590,043	1,200,297
IJM Corp. BHD	2,070,980	3,382,508
IJM Land BHD	443,300	348,605
IJM Plantations BHD	64,500	62,916
Insas BHD (I)	494,969	71,453
Integrated Logistics BHD	162,855	48,152
JAKS Resources BHD (I)	246,000	28,887
Jaya Tiasa Holdings BHD	251,226	164,455
K&N Kenanga Holdings BHD	323,600	64,726
Karambunai Corp. BHD (I)	1,978,300	79,171
Keck Seng Malaysia BHD	222,300	331,947
Kian JOO CAN Factory BHD	290,000	212,111
Kim Loong Resources BHD	32,400	24,225
Kinsteel BHD (I)	561,400	55,111
KLCC Property Holdings BHD	796,400	1,637,740
KNM Group BHD (I)	873,000	130,030
KSL Holdings BHD (I)	267,333	125,984
KUB Malaysia BHD (I)	534,400	71,615
Kulim Malaysia BHD	989,600	1,592,565
Kumpulan Fima BHD	2,300	1,391
Kwantas Corp. BHD	56,000	34,611
Land & General BHD (I)	163,200	21,692
Landmarks BHD (I)	384,900	121,519
LBS Bina Group BHD	210,000	57,707
Lion Industries Corp. BHD	736,100	238,432
Mah Sing Group BHD	97,200	65,809
Malayan Flour Mills BHD	132,300	55,472
Malaysia Airports Holdings BHD	180,200	307,380
Malaysian Airline System BHD (I)	308,600	71,926
Malaysian Bulk Carriers BHD	154,500	67,405
Malaysian Pacific Industries BHD	64,375	51,805
Malaysian Resources Corp. BHD	476,100	242,717
MBM Resources BHD	78,650	82,422
Mega First Corp. BHD	163,700	85,836
MISC BHD (I)	362,400	510,805
MK Land Holdings BHD (I)	632,500	69,360
MMC Corp. BHD	1,118,700	962,972
MNRB Holdings BHD	10,000	8,743
Mudajaya Group BHD	201,700	173,070
Muhibbah Engineering Malaysia BHD	495,300	133,842
Mulpha International BHD (I)	2,622,700	334,265
Naim Holdings BHD	198,100	114,505
NCB Holdings BHD	4,100	5,917
Nylex Malaysia BHD	81,463	13,625
Oriental Holdings BHD	549,620	1,571,639
OSK Holdings BHD	903,998	427,188
Panasonic Manufacturing Malaysia BHD	45,500	302,821
Perdana Petroleum BHD (I)	93,300	33,130

The accompanying notes are an integral part of the financial statements.	85
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Pharmaniaga BHD	1,462	$3,880
PJ Development Holdings BHD	258,900	66,955
POS Malaysia BHD	68,800	78,548
PPB Group BHD	729,200	2,769,387
Press Metal BHD	51,000	31,818
Protasco BHD	172,400	55,878
RHB Capital BHD	106,626	268,420
Salcon BHD	42,800	5,953
Scientex BHD	51,000	53,531
Scomi Group BHD (I)	1,708,300	196,345
Selangor Dredging BHD	326,900	85,931
Selangor Properties BHD	105,000	115,189
Shangri-La Hotels BHD	101,900	136,207
Shell Refining Company Federation of
Malaya BHD	161,700	440,521
SHL Consolidated BHD	172,300	63,669
Sunway BHD (I)	898,722	700,393
Supermax Corp. BHD	100,600	63,610
Suria Capital Holdings BHD	237,900	116,958
TA Ann Holdings BHD	344,990	395,754
TA Enterprise BHD	1,903,200	317,581
TA Global BHD	1,233,900	97,366
TAN Chong Motor Holdings BHD	20,700	31,355
TDM BHD	171,700	188,970
TH Plantations BHD (I)	12,400	8,099
Time.com BHD (I)	346,900	448,810
Tradewinds Corp. BHD	398,400	135,505
Tradewinds Malaysia BHD	87,200	256,023
Tradewinds Plantation BHD	45,500	61,351
UEM Land Holdings BHD (I)	170,400	117,854
Unisem Malaysia BHD	601,680	168,816
United Malacca BHD	97,800	226,763
VS Industry BHD	166,770	77,481
Wah Seong Corp. BHD	105,200	56,959
WCT BHD	139,150	107,770
Wing Tai Malaysia BHD	124,000	75,539
WTK Holdings BHD	368,500	118,269
Yeo Hiap Seng Malaysia BHD	28,700	33,593
YNH Property BHD	662,715	407,911
YTL Corp. BHD	4,700,940	2,925,493
YTL Land & Development BHD (I)	52,700	15,860
Zelan BHD (I)	227,600	18,579
		43,579,345
Mexico - 7.0%
Alfa SAB de CV, Class A	3,135,770	6,666,328
Alsea SAB de CV (I)	93,460	186,323
Arca Continental SAB de CV	287,886	2,143,171
Axtel SAB de CV (I)	982,700	221,988
Bolsa Mexicana de Valores SAB de CV	133,269	336,103
Cemex SAB de CV, ADR (I)(L)	1,313,956	12,968,746
Cia Minera Autlan SAB de CV, Series B	14,000	14,881
Consorcio ARA SAB de CV (I)	1,418,400	453,184
Controladora Comercial Mexicana SAB de CV	147,007	514,729
Corporacion GEO SAB de CV, Series B (I)	793,874	928,601
Desarrolladora Homex SAB de CV (I)	153,600	317,388
Desarrolladora Homex SAB de CV, ADR (I)(L)	9,800	122,304
Empresas ICA SAB de CV (I)	220,900	551,468
Empresas ICA SAB de CV, ADR (I)(L)	198,467	1,996,578
Fomento Economico Mexicano SAB
de CV, ADR	82,567	8,314,497
GMD Resorts SAB de CV (I)	67,700	22,259
Gruma SAB de CV, ADR (I)	7,982	97,141
Gruma SAB de CV, Class B (I)	343,439	1,040,974

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Mexico (continued)
Grupo Aeroportuario del Centro Norte
SAB de CV	281,000	$763,026
Grupo Aeroportuario del Centro Norte SAB
de CV, ADR	4,057	88,240
Grupo Aeroportuario del Pacifico SAB
de CV, ADR	81,585	4,664,214
Grupo Aeroportuario del Sureste SAB
de CV, ADR (L)	30,747	3,505,158
Grupo Aeroportuario del Sureste SAB
de CV, Class B	28,700	326,359
Grupo Carso SAB de CV, Series A1	950,765	4,672,807
Grupo Cementos de Chihuahua SAB de CV (I)	35,500	118,065
Grupo Comercial Chedraui SA de CV	17,900	58,160
Grupo Famsa SAB de CV, Class A (I)	357,718	445,269
Grupo Financiero Banorte SAB de CV, Series O	2,397,900	15,484,146
Grupo Industrial Maseca SAB de CV, Series B	53,900	65,466
Grupo Industrial Saltillo SAB de CV	94,000	177,437
Grupo KUO SAB de CV, Series B (I)	164,000	408,531
Grupo Mexicano de Desarrollo SAB de CV (I)	52,030	30,148
Grupo Simec SAB de CV, Series B (I)	219,500	1,039,230
Industrias Bachoco SAB de CV, ADR	2,653	74,072
Industrias CH SAB de CV, Series B (I)	265,600	2,003,563
Inmuebles Carso SAB de CV, Class B1 (I)	1,110,125	918,928
Minera Frisco SAB de CV, Class A1 (I)	118,600	500,043
OHL Mexico SAB de CV (I)	40,300	88,448
Organizacion Soriana SAB de CV, Series B	1,587,300	6,053,851
Qualitas Controladora SAB de CV (I)	318,900	502,541
Sare Holding SAB de CV, Class B (I)	386,848	25,887
Urbi Desarrollos Urbanos SAB de CV (I)	662,000	415,341
		79,325,593
Philippines - 1.0%
Alliance Global Group, Inc.	2,833,000	1,157,792
Atlas Consolidated Mining & Development (I)	141,600	64,483
Empire East Land Holdings, Inc. (I)	2,990,000	72,033
Filinvest Development Corp.	211,875	25,554
Filinvest Land, Inc.	18,335,500	666,284
First Philippine Holdings Corp.	427,000	936,036
Global-Estate Resorts, Inc. (I)	1,064,000	50,938
JG Summit Holdings, Inc.	57,000	54,899
Lafarge Republic, Inc.	80,428	22,915
Lopez Holdings Corp.	3,257,000	498,783
Megaworld Corp.	19,138,800	1,293,119
Metropolitan Bank & Trust Company	111,411	277,675
Pepsi-Cola Products Philippines, Inc. (I)	78,500	12,432
Philippine National Bank (I)	362,200	802,284
Philtown Properties, Inc. (I)	3,844	144
RFM Corp.	120,000	14,617
Rizal Commercial Banking Corp.	602,800	879,284
Robinsons Land Corp.	2,512,500	1,268,002
San Miguel Corp.	745,140	1,913,942
SM Development Corp.	541,420	77,694
Union Bank of Philippines	214,600	590,420
Vista Land & Lifescapes, Inc.	5,803,000	687,745
		11,367,075
Poland - 1.9%
Agora SA	77,712	261,854
Asseco Poland SA	62,666	915,635
Bank Millennium SA (I)	296,783	425,262
Bioton SA (I)	4,546,178	146,991
Ciech SA (I)	32,747	236,316
ComArch SA	1,802	42,892
Enea SA	92,903	475,197

The accompanying notes are an integral part of the financial statements.	86
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Poland (continued)
Fabryki Mebli Forte SA	23,417	$97,455
Farmacol SA (I)	10,785	113,891
Firma Oponiarska Debica SA	7,423	145,334
Getin Holding SA (I)	174,983	160,712
Grupa Kety SA	17,823	839,075
Grupa Lotos SA (I)	99,148	1,328,260
Impexmetal SA (I)	98,393	111,633
Koelner SA	3,382	9,610
Kopex SA (I)	61,117	350,981
Kredyt Bank SA (I)	46,402	247,151
LC Corp. SA (I)	155,767	59,011
MCI Management SA (I)	32,259	66,736
Netia SA (I)	324,551	446,246
Orbis SA	45,854	563,376
Petrolinvest SA (I)(L)	50,401	22,885
PGE SA	828,765	4,886,404
Polimex-Mostostal SA (I)	283,029	57,248
Polnord SA (I)	19,758	66,683
Polski Koncern Miesny Duda SA (I)	61,515	7,782
Polski Koncern Naftowy Orlen SA (I)	472,808	7,641,318
Rovese SA (I)	40,467	18,684
Sygnity SA (I)	6,918	32,276
Tauron Polska Energia SA	587,471	902,735
Zaklady Azotowe Pulawy SA	5,389	240,433
		20,920,066
Russia - 5.0%
Federal Hydrogenerating Company JSC, ADR	865,654	2,027,812
Gazprom OAO, ADR (London Exchange)	5,104,874	48,949,988
Lukoil OAO, ADR	68,866	4,604,120
Magnitogorsk Iron & Steel Works, GDR	90,476	395,018
Magnitogorsk Iron & Steel Works, GDR
(London Exchange)	1,141	5,063
		55,982,001
South Africa - 7.8%
ABSA Group, Ltd.	383,490	7,477,058
Adcorp Holdings, Ltd.	27,861	98,160
Aeci, Ltd.	57,773	544,134
Afgri, Ltd.	389,921	245,469
African Rainbow Minerals, Ltd.	107,152	2,448,481
Allied Electronics Corp., Ltd.	62,999	156,172
ArcelorMittal South Africa, Ltd. (I)	138,452	596,759
Argent Industrial, Ltd.	113,274	95,215
Aveng, Ltd.	442,348	1,600,495
Barloworld, Ltd.	265,047	2,731,921
Basil Read Holdings, Ltd. (I)	36,217	45,969
Bell Equipment, Ltd. (I)	34,158	100,176
Blue Label Telecoms, Ltd.	182,758	174,248
Business Connexion Group, Ltd.	100,096	64,103
Caxton & CTP Publishers & Printers, Ltd.	185,300	380,255
Cipla Medpro South Africa, Ltd.	491,176	521,699
Clover Industries, Ltd.	12,309	25,686
Consolidated Infrastructure Group, Ltd. (I)	3,352	6,475
DataTec, Ltd. (I)	255,498	1,496,411
DRDGOLD, Ltd.	329,618	261,247
Eqstra Holdings, Ltd.	194,239	139,809
Gold Fields, Ltd., ADR	784,509	9,798,517
Grindrod, Ltd.	607,680	1,144,387
Group Five, Ltd.	94,236	315,016
Harmony Gold Mining Company, Ltd., ADR	532,185	4,768,378
Hudaco Industries, Ltd.	10,209	139,541
Hulamin, Ltd. (I)	112,965	43,436
Iliad Africa, Ltd.	124,370	80,987

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Illovo Sugar, Ltd.	27,659	$96,583
Impala Platinum Holdings, Ltd.	382,149	7,716,137
Investec, Ltd.	318,380	2,224,062
JD Group, Ltd.	204,241	1,081,186
KAP International Holdings, Ltd. (I)	146,538	62,313
Lewis Group, Ltd.	97,828	797,980
Liberty Holdings, Ltd.	128,949	1,693,116
Merafe Resources, Ltd. (I)	2,241,497	180,178
Metair Investments, Ltd.	117,651	448,235
MMI Holdings, Ltd.	1,109,101	2,908,955
Mondi, Ltd.	145,980	1,588,129
Mpact, Ltd.	6,878	16,135
Murray & Roberts Holdings, Ltd. (I)	63,097	184,848
Mvelaserve, Ltd. (I)	154,755	156,858
Nedbank Group, Ltd.	282,400	6,315,244
New Bond Capital, Ltd. (I)	618,180	160,292
Northam Platinum, Ltd.	193,290	873,321
Nu-World Holdings, Ltd.	19,436	50,668
Omnia Holdings, Ltd.	62,359	1,010,940
Palabora Mining Company, Ltd.	3,979	49,144
Peregrine Holdings, Ltd.	95,789	129,011
Petmin, Ltd.	101,536	26,305
PSG Group, Ltd.	31,165	224,411
Raubex Group, Ltd.	77,675	155,361
Royal Bafokeng Platinum, Ltd. (I)	5,409	36,853
Sappi, Ltd. (I)	331,201	1,221,677
Sappi, Ltd., ADR (I)(L)	156,861	564,700
Sentula Mining, Ltd. (I)	262,338	54,260
Standard Bank Group, Ltd.	923,202	13,063,161
Stefanutti Stocks Holdings, Ltd.	48,594	53,657
Steinhoff International Holdings, Ltd. (I)(L)	1,892,115	6,183,982
Super Group, Ltd. (I)	247,529	497,146
Telkom SA, Ltd. (I)	271,496	543,097
Telkom SA, Ltd., ADR (I)	3,000	24,120
Tiger Wheels, Ltd. (I)	32,678	0
Times Media Group, Ltd. (I)	61,750	100,578
Tongaat Hulett, Ltd.	74,597	1,186,945
Trans Hex Group, Ltd. (I)	44,790	16,515
Trencor, Ltd.	89,914	590,924
Value Group, Ltd.	178,661	117,354
Village Main Reef, Ltd.	344,988	51,193
Wilson Bayly Holmes-Ovcon, Ltd.	30	550
Zeder Investments, Ltd.	135,273	48,107
		88,004,435
South Korea - 15.7%
AMOREPACIFIC Group	1,188	519,983
Asia Cement Company, Ltd.	3,240	183,623
Asia Paper Manufacturing Company, Ltd.	1,600	22,605
AUK Corp. (I)	19,670	33,708
Bookook Securities Company, Ltd.	4,950	81,018
Boryung Pharmaceutical Company, Ltd.	4,053	88,723
BS Financial Group, Inc.	185,010	2,298,721
Busan City Gas Company, Ltd.	7,300	139,996
BYC Company, Ltd.	240	41,234
Byucksan Corp. (I)	19,800	36,482
Chin Hung International, Inc. (I)	21,552	13,048
Chong Kun Dang Pharm Corp.	3,300	114,090
Chosun Refractories Company, Ltd.	1,708	95,448
CJ Corp.	17,422	1,943,933
CJ Korea Express Company, Ltd. (I)	8,268	779,776
Cosmochemical Company, Ltd. (I)	3,570	31,179
Dae Dong Industrial Company, Ltd.	9,000	47,329
Dae Han Flour Mills Company, Ltd.	1,232	160,395

The accompanying notes are an integral part of the financial statements.	87
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Dae Won Kang Up Company, Ltd.	1,907	$15,495
Daechang Company, Ltd. (I)	43,270	52,788
Daeduck GDS Company, Ltd.	12,540	208,204
Daegu Department Store	9,340	133,718
Daehan Steel Company, Ltd.	9,250	69,549
Daekyo Company, Ltd.	44,550	264,517
Daelim Industrial Company, Ltd.	32,582	2,676,660
Daelim Trading Company, Ltd.	1,417	5,500
Daesang Corp.	3,090	75,976
Daesang Holdings Company, Ltd.	8,320	49,611
Daesung Group Partners Company, Ltd.	525	15,720
Daesung Holdings Company, Ltd.	8,110	61,501
Daesung Industrial Company, Ltd. (I)	2,959	40,307
Daewoo Securities Company, Ltd.	27,971	317,282
Daewoo Shipbuilding & Marine
Engineering Company, Ltd.	23,550	604,212
Daewoong Pharmaceutical Company, Ltd.	484	21,559
Dahaam E-Tec Company, Ltd.	2,630	43,603
Daishin Securities Company, Ltd.	53,530	500,585
Daou Technology, Inc.	26,120	386,241
DGB Financial Group, Inc.	146,510	1,999,035
Digital Power Communications Company, Ltd.	1,370	4,333
Dong Ah Tire & Rubber Company, Ltd.	10,970	161,648
Dong Yang Gang Chul Company, Ltd. (I)	2,200	4,182
Dong-Il Corp.	673	26,862
Dongbang Transport Logistics Company, Ltd.	5,500	19,505
Dongbu Corp. (I)	12,860	41,895
Dongbu HiTek Company, Ltd. (I)	26,970	160,265
Dongbu Securities Company, Ltd.	32,430	109,767
Dongbu Steel Company, Ltd. (I)	23,705	88,015
Dongil Industries Company, Ltd.	1,340	60,580
Dongkuk Steel Mill Company, Ltd.	42,070	543,058
Dongwha Pharmaceutical Company, Ltd.	16,190	91,659
Dongwon F&B Company, Ltd.	1,080	74,880
Doosan Corp.	5,073	615,486
Doosan Engineering &
Construction Company, Ltd. (I)	40,872	96,366
DRB Holding Company, Ltd.	4,881	30,455
DRB Industrial Company, Ltd.	4,258	32,205
Eugene Investment &
Securities Company, Ltd. (I)	45,730	111,622
Fursys, Inc.	3,612	85,625
Gaon Cable Company, Ltd.	2,934	60,631
Golden Bridge Investment &
Securities Company, Ltd.	17,880	17,612
GS Engineering & Construction Corp.	2,720	147,164
GS Holdings Corp.	42,665	2,889,351
Gwangju Shinsegae Company, Ltd.	1,111	241,650
Halla Engineering & Construction Corp.	14,352	107,673
Han Kuk Carbon Company, Ltd.	13,870	94,294
Hana Financial Group, Inc.	267,845	8,756,271
Handok Pharmaceuticals Company, Ltd.	1,320	24,341
Hanil Cement Company, Ltd.	6,209	281,627
Hanjin Heavy Industries &
Construction Company, Ltd. (I)	38,143	449,302
Hanjin Heavy Industries & Construction
Holdings Company, Ltd.	14,860	102,849
Hanjin Shipping Company, Ltd. (I)	66,686	753,233
Hanjin Shipping Holdings Company, Ltd. (I)	6,150	32,899
Hanjin Transportation Company, Ltd.	11,210	207,717
Hankuk Glass Industries, Inc.	1,970	42,280
Hankuk Paper Manufacturing Company, Ltd.	3,920	75,999
Hanmi Science Company, Ltd. (I)	3,123	22,016

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Hanmi Semiconductor Company, Ltd.	8,570	$54,316
Hanshin Construction Company, Ltd.	3,090	19,531
Hansol Paper Company, Ltd.	40,470	344,979
Hanwha Chemical Corp.	67,510	1,166,510
Hanwha Corp.	38,140	1,226,877
Hanwha General Insurance Company, Ltd. (I)	3,270	18,664
Hanwha Investment &
Securities Company, Ltd.	58,320	230,963
Hanwha Life Insurance Company, Ltd.	62,170	451,902
Hanwha Timeworld Company, Ltd.	2,650	48,465
Hanyang Securities Company, Ltd.	11,820	72,468
Heung-A Shipping Company, Ltd.	17,782	15,720
Hitejinro Holdings Company, Ltd.	7,640	117,048
HMC Investment Securities Company, Ltd.	17,256	231,241
HS R&A Company, Ltd.	2,470	25,565
Husteel Company, Ltd.	6,110	142,012
Hwacheon Machine Tool Company, Ltd.	940	37,727
Hyosung Corp.	21,955	1,522,556
Hyundai BNG Steel Company, Ltd. (I)	7,680	72,981
Hyundai Development Company	68,610	1,399,820
Hyundai Heavy Industries Company, Ltd.	529	120,703
Hyundai Mipo Dockyard	12,693	1,523,979
Hyundai Securities Company, Ltd.	141,746	1,202,092
Hyundai Steel Company	54,387	4,495,169
Il Dong Pharmaceutical Company, Ltd.	10,050	111,529
Iljin Electric Company, Ltd.	2,300	9,786
Ilshin Spinning Company, Ltd.	867	62,208
Ilsung Pharmaceutical Company, Ltd.	1,895	149,503
Industrial Bank of Korea	208,787	2,325,585
Inzi Controls Company, Ltd.	6,050	41,142
IS Dongseo Company, Ltd.	9,480	89,365
ISU Chemical Company, Ltd.	7,460	153,110
Jeil Pharmaceutical Company	13,980	166,200
Jeil Savings Bank (I)	1,820	51
Jeonbuk Bank	48,334	189,661
JW Pharmaceutical Corp.	6,789	89,885
KB Financial Group, Inc.	62,198	2,219,249
KB Financial Group, Inc., ADR (L)	341,648	12,265,163
KC Tech Company, Ltd.	9,012	31,198
KCC Corp.	5,518	1,537,251
Keangnam Enterprises, Ltd.	8,628	43,301
Keyang Electric Machinery Company, Ltd.	13,000	29,599
KG Chemical Corp.	5,600	60,000
KISCO Corp.	3,841	101,008
KISCO Holdings Company, Ltd.	778	27,309
Kishin Corp.	8,229	48,510
KISWIRE, Ltd.	5,463	157,334
Kolon Corp.	1,959	32,446
Kolon Global Corp.	7,660	25,140
Kolon Industries, Inc.	2,175	130,017
Korea Airport Service Company, Ltd.	2,720	68,842
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	18,591
Korea Electric Terminal Company, Ltd.	5,770	156,899
Korea Exchange Bank (I)	325,730	2,330,546
Korea Flange Company, Ltd.	4,810	55,077
Korea Investment Holdings Company, Ltd.	44,860	1,798,931
Korea United Pharm, Inc.	2,050	16,865
KPX Chemical Company, Ltd.	933	43,206
KPX Fine Chemical Company, Ltd. (I)	510	11,401
KTB Investment & Securities Company, Ltd. (I)	55,710	118,055
Kukdo Chemical Company, Ltd.	1,414	56,717
Kumho Electric Company, Ltd.	4,015	80,850
Kunsul Chemical Industrial Company, Ltd.	1,970	36,148

The accompanying notes are an integral part of the financial statements.	88
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Kwang Dong Pharmaceutical Company, Ltd.	51,130	$290,029
Kyeryong Construction
Industrial Company, Ltd.	6,260	47,440
Kyobo Securities Company	12,618	57,237
Kyung-In Synthetic Corp.	7,860	20,071
Kyungbang, Ltd. (I)	1,250	104,976
LG Corp.	77,528	4,751,850
LG Display Company, Ltd., ADR (I)(L)	517,007	7,486,261
LG Electronics, Inc.	127,442	8,804,957
LG Hausys, Ltd.	4,347	322,635
LG Innotek Company, Ltd. (I)	6,033	466,679
LG Uplus Corp.	263,010	1,920,438
Livart Furniture Company, Ltd.	1,200	6,649
Lotte Chilsung Beverage Company, Ltd.	825	1,170,507
Lotte Confectionery Company, Ltd.	833	1,272,548
Lotte Samkang Company, Ltd.	116	71,487
Lotte Shopping Company, Ltd.	12,948	4,572,428
Meritz Securities Company, Ltd.	230,139	302,969
Mi Chang Oil Industrial Company, Ltd.	905	46,033
Mirae Asset Securities Company, Ltd.	24,550	821,529
Moorim P&P Company, Ltd.	29,420	104,891
Moorim Paper Company, Ltd.	13,820	31,536
Motonic Corp.	6,055	71,671
Namyang Dairy Products Company, Ltd.	559	491,953
National Plastic Company	2,860	6,528
Neo Holdings Company, Ltd. (I)	5,073	0
Nexen Corp.	1,289	93,881
NH Investment & Securities Company, Ltd.	26,217	126,243
Nong Shim Holdings Company, Ltd.	2,560	145,969
NongShim Company, Ltd.	2,041	519,895
Ottogi Corp.	648	132,742
PaperCorea, Inc. (I)	70,940	47,493
Poonglim Industrial Company, Ltd. (I)	189	388
Poongsan Corp.	1,190	37,532
Poongsan Holdings Corp.	5,382	118,285
POSCO	45,501	14,877,419
POSCO Coated & Color Steel Company, Ltd.	4,050	56,593
POSCO, ADR (L)	71,464	5,870,768
Pulmuone Holdings Company, Ltd.	620	27,714
S&T Dynamics Company, Ltd.	24,980	278,230
S&T Holdings Company, Ltd.	11,230	102,086
S&T Motiv Company, Ltd.	5,310	116,472
Saeron Automotive Corp.	5,550	29,428
Sam Young Electronics Company, Ltd.	10,510	85,111
Sam Yung Trading Company, Ltd.	4,592	40,655
Sambu Construction Company, Ltd. (I)	5,132	19,731
SAMHWA Paints Industrial Company, Ltd.	5,090	20,733
Samick Musical Instruments Company, Ltd.	24,370	29,514
Samlip General Foods Company, Ltd.	1,510	35,276
Samsung SDI Company, Ltd.	39,287	5,554,207
Samwhan Corp. (I)	6,280	10,336
Samyang Genex Company, Ltd.	2,270	120,184
Samyang Holdings Corp.	6,504	432,843
Samyang Tongsang Company, Ltd.	1,360	27,255
SAVEZONE I&C Corp.	16,880	42,748
SBS Media Holdings Company, Ltd.	11,060	88,879
SeAH Holdings Corp.	1,122	86,722
SeAH Steel Corp.	2,835	246,976
Sebang Company, Ltd.	11,820	194,382
Seowon Company, Ltd.	1,920	5,916
Sewon Cellontech Company, Ltd. (I)	3,610	13,032
SG Corp. (I)	84,000	73,713
Shin Poong Pharmaceutical Company, Ltd.	800	3,968

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Shinhan Financial Group Company, Ltd., ADR	390,336	$14,301,911
Shinhan Financial Group Company, Ltd.	136,367	4,960,234
Shinsegae Information &
Communication Company, Ltd.	1,038	49,846
Shinsung Solar Energy Company, Ltd. (I)	30,622	44,891
Shinsung Tongsang Company, Ltd.	24,560	20,553
Shinwon Corp. (I)	27,180	36,582
Shinyoung Securities Company, Ltd.	5,296	162,517
Silla Company, Ltd.	5,476	122,133
Sindoh Company, Ltd.	3,959	233,706
SJM Company, Ltd.	4,902	35,910
SJM Holdings Company, Ltd.	2,999	10,543
SK Gas Company, Ltd.	2,870	235,877
SK Holdings Company, Ltd.	35,524	5,953,727
SK Innovation Company, Ltd.	38,962	6,391,955
SK Networks Company, Ltd.	118,827	942,854
SK Securities Company, Ltd.	198,250	220,723
Ssangyong Cement Industrial Company, Ltd. (I)	20,770	110,133
STX Corp. Company, Ltd.	34,400	271,925
STX Engine Company, Ltd.	14,010	122,228
STX Offshore & Shipbuilding Company, Ltd.	36,140	248,592
STX Pan Ocean Company, Ltd.	112,020	499,616
Suheung Capsule Company, Ltd.	2,800	48,659
Sung Bo Chemicals Company, Ltd.	690	16,425
Sungshin Cement Company, Ltd. (I)	15,480	68,078
Sunjin Company, Ltd.	4,662	57,638
Tae Kyung Industrial Company, Ltd.	10,000	31,250
Taekwang Industrial Company, Ltd.	444	392,104
Taeyoung Engineering &
Construction Company, Ltd.	55,620	270,897
Tailim Packaging Industrial Company, Ltd.	30,000	53,709
TCC Steel	5,364	23,118
Telcoware Company, Ltd.	820	8,733
Tong Yang Moolsan Company, Ltd.	1,510	16,517
TONGYANG Securities, Inc.	75,161	288,847
TS Corp.	5,232	127,197
Uangel Corp.	3,800	18,623
Unid Company, Ltd.	1,621	57,997
Union Steel	8,940	97,545
Wiscom Company, Ltd.	3,760	15,108
Woongjin Holdings Company, Ltd. (I)	39,346	69,775
Woori Finance Holdings Company, Ltd.	424,357	4,712,700
Woori Finance Holdings Company, Ltd., ADR	100	3,335
Woori Financial Company, Ltd.	6,578	103,366
Woori Investment & Securities Company, Ltd.	131,401	1,470,716
YESCO Company, Ltd.	1,950	52,254
Yoosung Enterprise Company, Ltd.	6,386	19,254
Youlchon Chemical Company, Ltd.	19,470	148,029
Young Poong Corp.	143	149,759
YuHwa Securities Company, Ltd.	3,410	39,927
		176,562,274
Taiwan - 13.0%
A-DATA Technology Company, Ltd.	104,000	112,327
Ability Enterprise Company, Ltd.	21,000	19,720
AcBel Polytech, Inc.	254,000	180,287
Accton Technology Corp.	687,722	383,434
Acer, Inc. (I)	2,808,000	2,449,462
ACHEM Technology Corp.	122,701	59,040
Action Electronics Company, Ltd. (I)	190,923	48,602
AGV Products Corp. (I)	568,100	205,901
Alpha Networks, Inc.	245,000	164,700
Altek Corp.	291,578	172,360
AMPOC Far-East Company, Ltd.	86,993	79,698

The accompanying notes are an integral part of the financial statements.	89
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
AmTRAN Technology Company, Ltd.	109,185	$85,294
Anpec Electronics Corp.	24,000	14,965
APCB, Inc.	92,000	61,025
Apex Science & Engineering	6,489	2,136
Ardentec Corp.	22,219	14,749
Arima Optoelectronics Corp. (I)	63,750	9,068
Asia Cement Corp.	2,033,032	2,624,527
Asia Optical Company, Inc. (I)	183,000	171,786
Asia Polymer Corp.	20,400	18,033
Asia Vital Components Company Ltd.	148,328	79,694
AU Optronics Corp., ADR (I)(L)	904,460	4,070,070
Audix Corp.	81,200	68,429
Aurora Systems Corp.	42,000	41,197
Avermedia Technologies, Inc.	163,000	87,818
Avision, Inc.	154,751	48,192
AVY Precision Technology, Inc.	4,000	6,959
Bank of Kaohsiung (I)	518,207	164,525
Basso Industry Corp.	28,000	17,176
BES Engineering Corp.	2,195,700	615,776
Biostar Microtech International Corp.	67,000	25,307
Bright Led Electronics Corp.	97,000	48,003
C Sun Manufacturing, Ltd.	59,000	37,199
Cameo Communications, Inc. (I)	164,944	42,006
Capital Securities Corp.	711,069	274,471
Carnival Industrial Corp. (I)	205,000	67,773
Cathay Chemical Works	93,000	41,453
Cathay Real Estate
Development Company, Ltd.	1,335,000	654,683
Central Reinsurance Company, Ltd. (I)	293,422	139,272
ChainQui Construction
Development Company, Ltd.	75,000	49,227
Champion Building Materials Company, Ltd.	120,132	46,413
Chang Hwa Commercial Bank	2,541,250	1,401,501
Charoen Pokphand Enterprise	147,000	77,246
Cheng Loong Corp.	1,412,320	601,686
Cheng Uei Precision Industry Company, Ltd.	63,629	138,129
Chia Hsin Cement Corp.	715,773	341,125
Chien Kuo Construction Company, Ltd.	172,785	84,530
Chien Shing Stainless Steel Company (I)	199,000	29,431
Chin-Poon Industrial Company, Ltd.	571,571	618,968
China Airlines, Ltd. (I)	2,108,910	872,660
China Chemical &
Pharmaceutical Company, Ltd.	196,000	140,429
China Development
Financial Holdings Corp. (I)	12,429,208	3,307,734
China Electric Manufacturing Corp.	93,000	54,912
China General Plastics Corp. (I)	495,000	262,862
China Glaze Company, Ltd.	98,000	48,148
China Manmade Fibers Corp. (I)	1,729,000	675,144
China Metal Products Company, Ltd.	201,136	192,471
China Motor Corp.	929,125	882,283
China Petrochemical Development Corp.	1,166,550	727,331
China Steel Structure Company, Ltd.	169,000	178,884
China Synthetic Rubber Corp.	136,965	154,949
China Wire & Cable Company, Ltd. (I)	128,000	48,682
Chinese Maritime Transport, Ltd.	12,000	15,944
Chun Yu Works & Company, Ltd. (I)	161,000	64,145
Chun Yuan Steel	672,874	270,265
Chung Hsin Electric &
Machinery Manufacturing Corp.	292,000	156,571
Chung Hung Steel Corp. (I)	235,625	76,710
Chung Hwa Pulp Corp. (I)	501,610	176,511
Chunghwa Picture Tubes, Ltd. (I)	4,649,429	155,887

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
CMC Magnetics Corp. (I)	4,348,000	$734,950
Collins Company, Ltd.	134,626	51,786
Compal Electronics, Inc.	3,884,000	2,628,092
Compeq Manufactuing Company	1,453,000	629,085
Concord Securities Corp. (I)	48,000	10,979
Continental Holdings Corp.	821,000	327,313
Coretronic Corp.	75,000	58,431
Coxon Precise Industrial Company, Ltd.	59,000	121,602
CSBC Corp. Taiwan	147,100	90,589
D-Link Corp.	389,834	246,887
DA CIN Construction Company, Ltd.	62,000	43,153
Darfon Electronics Corp.	220,850	146,934
Delpha Construction Company, Ltd.	149,261	45,637
DFI, Inc.	6,000	5,086
Dynamic Electronics Company, Ltd.	159,762	52,881
E Ink Holdings, Inc.	150,000	115,286
E-Ton Solar Tech Company, Ltd. (I)	83,000	37,612
E.Sun Financial Holding Company, Ltd.	5,584,924	3,135,731
Eastern Media International Corp. (I)	1,273,049	176,098
Edimax Technology Company, Ltd. (I)	49,000	21,611
Edison Opto Corp.	5,000	6,472
Edom Technology Company, Ltd.	141,000	50,586
Elite Material Company	61,000	60,933
Elite Semiconductor Memory Technology, Inc.	141,000	106,884
Elitegroup Computer Systems Company, Ltd.	968,793	301,510
ENG Electric Company, Ltd.	46,000	55,856
Enlight Corp. (I)	19,191	1,901
Entie Commercial Bank	53,000	29,690
Episil Technologies, Inc.	140,000	41,241
Epistar Corp.	558,000	1,019,894
Eternal Chemical Company, Ltd.	35,000	30,402
Etron Technology, Inc. (I)	149,000	42,582
Everest Textile Company, Ltd. (I)	230,000	57,898
Evergreen International Storage
& Transport Corp.	353,600	249,090
Evergreen Marine Corp., Ltd. (I)	1,928,291	1,155,793
Everlight Chemical Industrial Corp.	26,250	19,725
Everlight Electronics Company, Ltd.	44,000	58,121
Everspring Industry Company, Ltd. (I)	182,000	85,699
Excel Cell Electronic Company, Ltd.	34,000	12,409
Excelsior Medical Company, Ltd.	46,200	92,253
Far Eastern International Bank	1,870,846	753,392
Farglory Land Development Company, Ltd.	8,000	14,478
Federal Corp.	556,022	426,188
First Copper Technology Company, Ltd. (I)	356,000	137,073
First Financial Holding Company, Ltd.	6,348,164	3,883,786
First Insurance Company, Ltd.	193,475	107,597
First Steamship Company, Ltd.	101,000	92,278
Forhouse Corp.	323,099	173,622
Formosa Advanced
Technologies Company, Ltd.	24,000	14,216
Formosa Epitaxy, Inc. (I)	329,000	233,321
Formosa Oilseed Processing	88,578	39,650
Formosa Taffeta Company, Ltd.	1,399,000	1,352,488
Formosan Rubber Group, Inc.	272,000	195,816
Formosan Union Chemical	280,940	157,480
Fortune Electric Company, Ltd.	35,000	14,317
Founding Construction &
Development Company, Ltd.	87,623	57,928
Froch Enterprise Company, Ltd. (I)	41,000	15,526
FSP Technology, Inc.	72,229	67,056
FU I Industrial Company, Ltd. (I)	8,727	16,420
Fubon Financial Holding Company, Ltd. (I)	4,495,649	5,456,871

The accompanying notes are an integral part of the financial statements.	90
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Fullerton Technology Company, Ltd.	86,460	$73,598
Fulltech Fiber Glass Corp.	141,000	65,218
Fwusow Industry Company, Ltd.	175,702	94,862
G Shank Enterprise Company, Ltd.	55,000	32,996
Gemtek Technology Corp.	175,697	212,553
Genesis Photonics, Inc. (I)	70,000	50,284
Getac Technology Corp.	460,000	251,579
Giantplus Technology Company, Ltd. (I)	170,000	54,276
Giga Solution Tech Company, Ltd.	19,000	10,521
Gigabyte Technology Company, Ltd.	854,000	767,014
Gigastorage Corp.	225,000	143,989
Gintech Energy Corp. (I)	258,349	242,769
Global Brands Manufacture, Ltd.	171,806	62,125
Globe Union Industrial Corp.	129,000	66,876
Gloria Material Technology Corp.	127,000	104,107
Gold Circuit Electronics, Ltd. (I)	666,204	141,255
Goldsun Development &
Construction Company, Ltd.	1,644,714	636,550
Grand Pacific Petrochemical Corp.	783,000	418,177
Green Energy Technology, Inc. (I)	221,194	188,595
GTM Corp. (I)	159,000	85,388
Hannstar Board Corp.	128,759	58,511
HannStar Display Corp. (I)	2,359,500	265,667
Harvatek Corp.	131,521	54,524
Hey Song Corp.	274,000	364,833
HiTi Digital, Inc.	34,000	16,172
Hitron Technology, Inc.	88,000	47,211
Ho Tung Chemical Corp. (I)	809,279	385,517
Hocheng Corp.	424,500	139,412
Hold-Key Electric Wire &
Cable Company, Ltd.	28,840	11,705
Holy Stone Enterprise Company, Ltd.	169,000	149,095
Hong TAI Electric Industrial Company, Ltd.	351,000	124,826
Horizon Securities Company, Ltd. (I)	223,000	58,287
Hsin Kuang Steel Company, Ltd.	312,085	231,379
Hsing TA Cement Company, Ltd.	435,000	159,674
HUA ENG Wire & Cable Company, Ltd. (I)	923,000	398,389
Hua Nan Financial Holdings Company, Ltd.	2,586,684	1,500,651
Hung Ching Development &
Construction Company, Ltd.	173,000	78,099
Hung Poo Real Estate Development Corp.	123,000	127,194
Hung Sheng Construction Company, Ltd.	827,200	477,700
Hwa Fong Rubber Company, Ltd. (I)	427,770	91,344
I-Chiun Precision Industry Company, Ltd. (I)	98,000	60,431
Ichia Technologies, Inc. (I)	478,180	244,803
Infortrend Technology, Inc.	34,000	18,345
Innolux Corp. (I)	5,839,767	3,163,710
Inotera Memories, Inc. (I)	1,970,000	263,531
Inventec Corp.	2,755,449	1,056,647
ITE Technology, Inc. (I)	108,000	87,901
J Touch Corp. (I)	60,000	51,491
Jess-Link Products Company, Ltd. (I)	57,000	51,566
Jui Li Enterprise Company, Ltd.	66,950	18,302
K Laser Technology, Inc. (I)	82,214	33,765
Kang Na Hsiung Enterprise Company, Ltd.	105,000	47,553
Kaulin Manufacturing Company, Ltd.	202,710	125,786
Kenmec Mechanical
Engineering Company, Ltd.	44,000	15,183
Kindom Construction Company, Ltd.	214,000	158,262
King Yuan Electronics Company, Ltd.	1,771,796	1,134,696
King’s Town Bank (I)	517,000	390,369
King’s Town Construction Company, Ltd.	38,850	43,067
Kinpo Electronics, Inc.	1,828,269	409,140

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
KS Terminals, Inc.	52,000	$39,888
Kuo Toong International Company, Ltd.	49,000	31,036
Kuoyang Construction Company, Ltd.	268,000	151,748
Kwong Fong Industries Corp. (I)	671,300	405,178
KYE System Corp. (I)	213,000	69,407
L&K Engineering Company, Ltd.	74,000	68,908
LAN FA Textile	188,863	58,914
Lead Data, Inc. (I)	289,753	24,012
Leader Electronics, Inc.	10,000	5,250
Lealea Enterprise Company, Ltd.	1,037,163	412,589
Ledtech Electronics Corp.	72,000	28,932
LEE CHI Enterprises Company, Ltd.	118,000	49,340
Lelon Electronics Corp.	76,650	31,637
Leofoo Development Company, Ltd. (I)	125,969	71,183
Lextar Electronics Corp. (I)	66,000	54,108
Li Peng Enterprise Company, Ltd. (I)	631,659	223,903
Lien Hwa Industrial Corp.	776,414	507,631
Lingsen Precision Industries, Ltd.	372,481	195,460
LITE-ON IT Corp.	100,212	86,411
Lite-On Semiconductor Corp.	245,000	130,377
Lite-On Technology Corp.	2,283,677	3,039,954
Long Bon International Company, Ltd. (I)	71,000	71,085
Long Chen Paper Company, Ltd. (I)	750,771	208,848
Longwell Company	9,000	8,792
Lotes Company, Ltd.	14,000	43,423
Lucky Cement Corp. (I)	390,000	89,879
Macronix International	3,734,001	1,121,105
Marketech International Corp.	82,000	49,289
Masterlink Securities Corp.	708,000	225,506
Maxtek Technology Company, Ltd.	16,000	10,564
Mayer Steel Pipe Corp. (I)	321,379	137,895
Mega Financial Holding Company, Ltd.	11,029,050	8,621,251
Meiloon Industrial Company, Ltd.	107,684	50,088
Mercuries Data Systems, Ltd.	49,000	15,185
Micro-Star International Company, Ltd.	1,410,264	680,133
Microelectronics Technology, Inc. (I)	165,000	83,795
Mirle Automation Corp.	8,240	6,110
Mitac International Corp.	1,913,956	688,720
Mobiletron Electronics Company, Ltd.	56,000	32,354
Mosel Vitelic, Inc. (I)	286,758	71,034
Motech Industries, Inc. (I)	47,000	44,737
Mustek Systems, Inc. (I)	28,367	1,347
Nan Ya Printed Circuit Board Corp.	46,000	57,170
Nantex Industry Company, Ltd.	11,000	7,101
Neo Solar Power Corp. (I)	317,000	208,199
New Era Electronics Company, Ltd.	34,000	36,086
Nien Hsing Textile Company, Ltd.	486,183	339,432
Nishoku Technology, Inc.	6,000	10,446
Ocean Plastics Company, Ltd. (I)	5,000	4,386
Optimax Technology Corp. (I)	144,610	10,552
OptoTech Corp.	305,000	127,653
Orient Semiconductor Electronics, Ltd. (I)	382,000	52,829
P-Two Industries, Inc.	14,000	8,172
Pacific Construction Company, Ltd.	89,289	24,667
Pan Jit International, Inc. (I)	249,000	99,152
Paragon Technologies Company, Ltd.	50,400	63,273
Pegatron Corp. (I)	1,381,660	1,797,632
Phihong Technology Company, Ltd.	92,000	78,855
Plotech Company, Ltd.	30,000	12,329
Portwell, Inc.	42,000	41,053
Pou Chen Corp.	1,607,348	1,693,048
Powercom Company, Ltd. (I)	85,600	45,501
Powertech Technology, Inc.	466,000	764,715

The accompanying notes are an integral part of the financial statements.	91
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
President Securities Corp. (I)	564,285	$329,214
Prodisc Technology, Inc. (I)	762,000	4,461
Promate Electronic Company, Ltd.	44,000	36,632
Promise Technology, Inc. (I)	48,000	20,742
Qisda Corp. (I)	1,550,280	391,575
Quanta Storage, Inc.	131,000	79,654
Quintain Steel Company, Ltd.	361,602	95,854
Radium Life Tech Company, Ltd.	390,483	332,452
Ralec Electronic Corp.	41,335	41,398
Rexon Industrial Corp., Ltd. (I)	63,456	17,131
Ritek Corp. (I)	4,226,029	584,994
Sampo Corp.	902,338	307,613
Sanyang Industrial Company, Ltd. (I)	952,859	582,180
SDI Corp.	52,000	35,578
Sheng Yu Steel Company, Ltd.	169,000	108,267
ShenMao Technology, Inc.	13,000	14,428
Shih Wei Navigation Company, Ltd.	50,000	38,381
Shihlin Electric & Engineering Corp.	41,000	51,044
Shin Kong Financial Holding Company, Ltd. (I)	3,916,000	1,109,463
Shinkong Insurance Company, Ltd.	123,000	84,411
Shinkong Synthetic Fibers Corp.	2,221,239	753,813
Shuttle, Inc. (I)	112,000	41,613
Sigurd Microelectronics Corp.	376,293	336,668
Silicon Integrated Systems Corp. (I)	440,000	173,968
Sinbon Electronics Company, Ltd.	118,000	107,845
Sino-American Silicon Products, Inc.	121,000	144,822
Sinon Corp.	368,650	179,751
SinoPac Financial Holdings Company, Ltd.	8,807,798	3,797,543
Sirtec International Company, Ltd.	54,000	68,127
Sitronix Technology Corp.	45,000	60,261
Siward Crystal Technology Company, Ltd. (I)	64,213	20,673
Solelytex Enterprise Corp. (I)	72,000	26,049
Solomon Technology Corp. (I)	90,394	37,878
Southeast Cement Company, Ltd.	295,000	143,765
Spirox Corp.	127,068	53,529
Star Comgistic Capital Company, Ltd.	59,000	24,019
Stark Technology, Inc.	46,000	40,423
Sunonwealth Electric Machine
Industry Company, Ltd.	19,000	11,687
Sunplus Technology Company, Ltd. (I)	409,000	129,818
Sunrex Technology Corp.	71,000	30,584
Super Dragon Technology Company, Ltd. (I)	3,000	3,069
Supreme Electronics Company, Ltd.	181,000	73,080
Sweeten Construction Company, Ltd.	36,729	21,525
Sysage Technology Company, Ltd.	14,000	13,504
TA Chen Stainless Pipe	612,535	323,818
Ta Chong Bank, Ltd. (I)	2,620,320	905,657
Ta Chong Securities Company, Ltd. (I)	51,000	14,106
Ta Ya Electric Wire & Cable Company, Ltd.	928,436	228,675
TA-I Technology Company, Ltd.	73,634	44,779
Tah Hsin Industrial Company, Ltd.	217,000	218,051
Taichung Commercial Bank	2,061,504	718,976
Tainan Enterprises Company, Ltd.	194,250	202,745
Tainan Spinning Company, Ltd.	1,704,135	869,463
Taishin Financial Holdings Company, Ltd.	7,925,326	3,155,927
Taisun Enterprise Company, Ltd.	73,032	40,303
Taita Chemical Company, Ltd.	140,028	46,142
Taiwan Business Bank (I)	3,940,127	1,189,867
Taiwan Cement Corp.	3,198,983	4,293,073
Taiwan Cogeneration Corp.	359,434	233,617
Taiwan Cooperative Financial Holding	6,201,390	3,502,880
Taiwan Fire & Marine Insurance Company	6,000	4,429
Taiwan FU Hsing Industrial Company, Ltd.	231,000	203,145

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Hopax Chemicals
Manufacturing Company, Ltd.	10,200	$6,411
Taiwan Kolin Company, Ltd. (I)	327,000	0
Taiwan Land Development Corp. (I)	533,376	208,775
Taiwan Mask Corp.	407,150	142,608
Taiwan Navigation Company, Ltd.	9,000	7,768
Taiwan Paiho, Ltd.	404,845	246,786
Taiwan Pulp & Paper Corp.	417,640	131,493
Taiwan Sakura Corp.	15,000	8,676
Taiwan Semiconductor Company, Ltd.	133,000	61,259
Taiwan Styrene Monomer Corp. (I)	718,159	193,532
Taiwan Surface Mounting
Technology Company, Ltd.	22,000	33,588
Taiwan TEA Corp.	546,000	298,729
Taiwan Union Technology Corp.	65,000	32,946
Taiyen Biotech Company, Ltd.	320,000	233,809
Tatung Company, Ltd. (I)	2,265,400	575,355
Teapo Electronic Corp. (I)	108,163	14,507
Teco Electric & Machinery Company, Ltd.	2,874,000	2,208,117
Tekcore Company, Ltd. (I)	17,000	7,306
Tex-Ray Industrial Company, Ltd.	91,800	30,664
Thinking Electronic Industrial Company, Ltd.	52,000	51,266
Ton Yi Industrial Corp.	697,200	408,937
Tong Yang Industry Company, Ltd.	227,929	205,163
Tong-Tai Machine & Tool Company, Ltd.	110,160	84,108
Topco Scientific Company, Ltd.	11,444	18,913
Topoint Technology Company, Ltd.	69,664	40,819
Tung Ho Steel Enterprise Corp.	266,000	272,987
TYC Brother Industrial Company, Ltd.	170,511	62,995
Tycoons Group Enterprise Company, Ltd. (I)	367,768	72,859
Tyntek Corp. (I)	209,096	53,255
TZE Shin International Company, Ltd.	48,284	25,284
U-Tech Media Corp. (I)	180,000	35,327
Unimicron Technology Corp.	1,112,000	1,185,779
Union Bank of Taiwan (I)	743,372	272,144
Unitech Computer Company, Ltd.	158,039	78,482
Unitech Printed Circuit Board Corp.	717,975	252,348
United Microelectronics Corp.	16,156,794	6,536,177
Universal Cement Corp.	821,108	453,752
Universal Microelectronics Company, Ltd. (I)	60,000	14,642
Unizyx Holding Corp.	377,000	185,709
UPC Technology Corp.	937,435	525,760
Ve Wong Corp.	93,993	65,344
Wafer Works Corp.	76,342	38,741
Wah Hong Industrial Corp.	7,000	10,404
Wah Lee Industrial Corp.	98,000	133,547
Walsin Lihwa Corp. (I)	4,214,000	1,445,022
Walsin Technology Corp. (I)	858,044	211,919
Walton Advanced Engineering, Inc. (I)	229,584	66,540
Wan Hai Lines, Ltd. (I)	149,050	86,444
Waterland Financial Holding Company, Ltd.	2,977,081	1,028,316
WEI Chih Steel Industrial Company, Ltd. (I)	100,000	19,820
Wei Mon Industry Company, Ltd.	173,000	70,059
Weikeng Industrial Company, Ltd.	94,500	68,352
Well Shin Technology Company, Ltd.	30,000	42,267
Wellypower Optronics Corp. (I)	92,000	37,794
Weltrend Semiconductor, Inc. (I)	67,000	26,590
Winbond Electronics Corp. (I)	4,720,000	827,680
Wintek Corp. (I)	1,535,000	821,554
Wistron Corp.	1,007,450	1,049,675
WT Microelectronics Company, Ltd.	17,509	21,824
WUS Printed Circuit Company, Ltd. (I)	520,000	223,515
Yageo Corp. (I)	3,548,000	1,128,401

The accompanying notes are an integral part of the financial statements.	92
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Yang Ming Marine Transport Corp. (I)	786,500	$378,477
YC INOX Company, Ltd.	187,000	111,525
Yem Chio Company, Ltd.	156,273	101,689
YFY, Inc.	1,678,202	814,595
Yi Jinn Industrial Company, Ltd. (I)	301,996	85,321
Yieh Phui Enterprise Company, Ltd.	1,775,363	582,564
Young Fast Optoelectronics Company, Ltd.	103,000	210,691
Yuanta Financial Holdings Company, Ltd.	7,417,705	3,838,169
Yufo Electronics Company, Ltd.	12,000	8,420
Yulon Motor Company, Ltd.	503,000	968,205
Yung Chi Paint & Varnish
Manufacturing Company, Ltd.	63,787	128,030
Zenitron Corp.	150,000	91,091
Zig Sheng Industrial Company, Ltd.	349,414	118,322
Zinwell Corp.	34,000	29,203
		146,797,091
Thailand - 3.2%
A.J. Plast PCL	117,500	56,849
AAPICO Hitech PCL	120,600	79,244
Asia Plus Securities PCL	976,600	81,091
Bangchak Petroleum PCL	805,100	835,630
Bangkok Aviation Fuel Services PCL	126,371	85,101
Bangkok Bank PCL	1,038,900	6,669,133
Bangkok Bank PCL, Foreign Shares	145,000	993,506
Bangkok Expressway PCL	565,700	642,631
Bangkok Insurance PCL	3,250	31,023
Bangkokland PCL	9,510,100	382,394
Bank of Ayudhya PCL	2,762,100	2,954,611
CalComp Electronics Thailand PCL	1,880,300	197,926
Delta Electronics Thailand PCL	268,300	280,667
Eastern Water Resources Development &
Management PCL	275,500	116,180
Esso Thailand PCL	1,090,000	359,889
G J Steel PCL (I)	23,487,100	61,424
G Steel PCL (I)	3,947,700	43,878
Golden Land Property Development PCL (I)	37,000	11,491
Hana Microelectronics PCL	328,800	245,068
IRPC PCL	9,283,000	1,250,277
Italian-Thai Development PCL (I)(L)	1,550,400	212,870
KGI Securities Thailand PCL	566,200	43,312
Kiatnakin Bank PCL	434,200	688,418
Krung Thai Bank PCL	6,209,500	3,978,627
Krungthai Card PCL (I)	134,500	136,303
Loxley PCL	95,800	15,815
MBK PCL	46,300	164,979
Padaeng Industry PCL	166,300	69,586
Polyplex PCL	266,900	120,406
Pranda Jewelry PCL	214,300	59,197
Precious Shipping PCL	577,100	267,892
PTT Global Chemical PCL	2,063,100	4,721,053
PTT PCL	202,800	2,201,033
Quality House PCL	3,590,167	251,159
Regional Container Lines PCL (I)	582,300	134,201
Rojana Industrial Park PCL (I)	29,800	10,229
Saha-Union PCL	204,000	266,754
Sahaviriya Steel Industries PCL (I)	8,662,200	167,071
Sansiri PCL	4,504,732	518,361
SC Asset Corp. PCL	336,400	316,165
Sri Trang Agro-Industry PCL (L)	518,700	296,739
Tata Steel Thailand PCL (I)	5,227,800	187,989
Thai Airways International PCL (I)	885,300	639,592
Thai Carbon Black PCL	44,000	43,151
Thai Oil PCL	600,900	1,325,948

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
Thai Plastic & Chemical PCL	10,900	$10,957
Thai Stanley Electric PCL	700	4,966
Thaicom PCL (I)	758,200	572,554
Thanachart Capital PCL	811,900	1,001,936
Thoresen Thai Agencies PCL	437,660	237,501
TMB Bank PCL	15,334,300	932,390
TPI Polene PCL	1,302,600	600,414
Vanachai Group PCL	940,600	137,139
Vinythai PCL	56,200	33,070
		35,745,790
Turkey - 2.3%
Adana Cimento Sanayii TAS, Class A	8,347	17,709
Akenerji Elektrik Uretim AS (I)	132,100	121,615
Aksa Akrilik Kimya Sanayi AS	170,085	490,940
Alarko Holding AS	100,330	288,594
Albaraka Turk Katilim Bankasi AS (I)	47,374	45,309
Anadolu Anonim Tuerk Sigorta Sirketi (I)	360,610	233,373
Anadolu Cam Sanayii AS (I)	51,099	80,345
Asya Katilim Bankasi AS (I)	371,165	462,025
Aygaz AS	112,944	598,072
Baticim Bati Anadolu Cimento Sanayii AS	508	1,872
Bolu Cimento Sanayii AS	117,979	97,845
Borusan Mannesmann Boru Sanayi ve
Ticaret AS	14,559	224,975
Cemtas Celik Makina Sanayi Ticaret AS	98,165	63,418
Cimsa Cimento Sanayi VE Tica	62,677	321,376
Dogan Sirketler Grubu Holdings AS (I)	1,464,692	758,766
Dogus Otomotiv Servis ve Ticaret AS	6,235	30,037
Eczacibasi Yatirim Holding Ortakligi AS	27,948	99,168
EGE Seramik Sanayi ve Ticaret AS	31,602	36,804
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS	268,690	302,016
Eregli Demir ve Celik Fabrikalari TAS	1,034,264	1,424,718
Gentas Genel Metal Sanayi ve Ticaret AS	70,980	54,864
Global Yatirim Holding AS (I)(L)	380,889	262,862
Goldas Kuyumculuk Sanayi Ithalat ve
Ihracat AS (I)	54,846	15,697
GSD Holding AS (I)	418,949	182,248
Gunes Sigorta (I)	14,161	17,799
Hurriyet Gazetecilik AS (I)	291,507	150,855
Ihlas Holding AS (I)	446,531	313,682
Is Finansal Kiralama AS (I)	84,158	48,109
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class A	371,286	296,614
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class B	51,079	58,765
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class D	356,875	252,906
KOC Holdings AS	717,392	3,732,225
Kordsa Global Endustriyel Iplik ve Kord Bezi
Sanayi ve Ticaret AS	144,213	314,578
Marti Otel Isletmeleri AS (I)	100,968	43,154
Menderes Tekstil Sanayi ve Ticaret AS (I)	171,704	52,387
Metro Ticari ve Mali Yatirimlar Holding AS (I)	49,860	12,909
Net Turizm Ticaret ve Sanayi AS (I)	196,638	79,650
Parsan Makina Parcalari (I)	48,236	71,996
Petkim Petrokimya Holding AS	389,715	607,410
Pinar Entegre Et ve Un Sanayi AS	36,324	136,233
Polyester Sanayi AS (I)	36,667	24,576
Sarkuysan Elektrolitik Bakir Sanayi ve
Ticaret AS	168,256	248,735
Sekerbank TAS (I)	472,361	477,641
Selcuk Ecza Deposu Ticaret ve Sanayi AS	5,136	5,988

The accompanying notes are an integral part of the financial statements.	93
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Soda Sanayii AS (I)	22,635	$30,714
Tekfen Holding AS	210,781	858,797
Tekstil Bankasi AS (I)	84,007	41,935
Trakya Cam Sanayi AS (I)	420,130	575,847
Turcas Petrol AS	47,466	86,799
Turk Hava Yollari (I)	628,584	2,211,866
Turkiye Is Bankasi, Class C	993,689	3,453,812
Turkiye Sinai Kalkinma Bankasi AS	691,828	890,126
Turkiye Sise ve Cam Fabrikalari AS	723,387	1,199,935
Turkiye Vakiflar Bankasi Tao, Class D	1,023,771	2,654,605
Uzel Makina Sanayii AS (I)	22,930	0
Vestel Elektronik Sanayi ve Tracaret AS (I)	118,623	125,885
Yapi ve Kredi Bankasi AS (I)	360,334	1,053,394
		26,344,575
TOTAL COMMON STOCKS (Cost $1,028,436,680)		$ 1,102,380,716

PREFERRED SECURITIES - 1.7%
Brazil - 1.6%
Banco ABC Brasil SA	99,955	693,678
Banco Daycoval SA	88,000	438,079
Banco Industrial e Comercial SA	155,800	514,397
Banco Panamericano SA	64,100	162,991
Banco Pine SA	34,254	250,159
Banco Sofisa SA	83,500	161,513
Bardella SA Industrias Mecanicas	916	30,283
Cia de Tecidos do Norte de Minas - Coteminas	92,100	135,230
Cia Ferro Ligas da Bahia - Ferbasa	119,324	732,299
Eucatex SA Industria e Comercio	45,078	175,595
Forjas Taurus SA	42,305	60,342
Gerdau SA	444,000	3,962,508
Inepar SA Industria e Construcoes	152,248	101,244
Parana Banco SA	21,400	145,923
Petroleo Brasileiro SA	327,052	3,163,903
Suzano Papel e Celulose SA	379,300	1,323,726
Unipar Participacoes SA	773,200	151,822
Usinas Siderurgicas de Minas Gerais SA	920,837	6,003,072
		18,206,764
Colombia - 0.1%
Grupo de Inversiones Suramericana SA	20,939	463,059
Malaysia - 0.0%
TA Global BHD	562,585	43,233
TOTAL PREFERRED SECURITIES (Cost $21,954,435)		$ 18,713,056

RIGHTS - 0.0%
Exploitasi Energi Indonesia Tbk PT (Strike
Price: IDR 500) (I)(N)	2,168,827	225
G J Steel PCL (Expiration Date: 01/30/13;
Strike Price: THB 0.03) (I)	263,179	0
G J Steel PCL (Expiration Date: 01/30/13;
Strike Price: THB 0.08) (I)	35,230,650	11,416
Polimex-Mostostal SA (Strike Price:
PLN 0.52) (I)(N)	283,029	3,383
TOTAL RIGHTS (Cost $42,633)		$ 15,024

WARRANTS - 0.0%
WCT BHD (Expiration Date: 12/11/17; Strike
Price: MYR 2.25) (I)	24,200	2,335
TOTAL WARRANTS (Cost $0)		$ 2,335

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL - 6.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	7,665,659	76,713,313
TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,715,181)		$ 76,713,313

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	519,543	519,543
TOTAL SHORT-TERM INVESTMENTS (Cost $519,543)		$ 519,543
Total Investments (Emerging Markets Value Trust)
(Cost $1,127,668,472) - 106.6%		$ 1,198,343,987
Other assets and liabilities, net - (6.6%)		(73,757,116)
TOTAL NET ASSETS - 100.0%		$ 1,124,586,871

Equity-Income Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 94.6%
Consumer Discretionary - 11.3%
Auto Components - 0.5%
Johnson Controls, Inc.	320,100	$9,827,070
Automobiles - 0.5%
Ford Motor Company	812,500	10,521,875
Distributors - 0.5%
Genuine Parts Company (L)	165,300	10,509,774
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp.	280,400	10,310,308
Household Durables - 0.7%
Whirlpool Corp.	136,400	13,878,700
Leisure Equipment & Products - 1.4%
Hasbro, Inc. (L)	190,300	6,831,770
Mattel, Inc.	551,975	20,213,325
		27,045,095
Media - 5.1%
Cablevision Systems Corp., Class A (L)	544,500	8,134,830
Comcast Corp., Class A	330,000	12,335,400
The Madison Square Garden, Inc., Class A (I)	175,900	7,801,165
The McGraw-Hill Companies, Inc.	326,900	17,871,623
The New York Times Company, Class A (I)(L)	573,700	4,893,661
The Walt Disney Company	366,800	18,262,972
Time Warner, Inc.	539,400	25,799,502
WPP PLC	488,313	7,098,738
		102,197,891
Multiline Retail - 1.4%
Kohl’s Corp.	395,500	16,998,590
Macy’s, Inc.	306,500	11,959,630
		28,958,220
Specialty Retail - 0.7%
Staples, Inc. (L)	1,035,100	11,800,140
Tiffany & Company (L)	21,200	1,215,608
		13,015,748
		226,264,681

The accompanying notes are an integral part of the financial statements.	94
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Equity-Income Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 5.6%
Beverages - 0.9%
PepsiCo, Inc.	250,400	$17,134,872
Food Products - 2.6%
Archer-Daniels-Midland Company	592,000	16,214,880
Campbell Soup Company (L)	494,300	17,246,127
ConAgra Foods, Inc.	318,300	9,389,850
McCormick & Company, Inc., Non-
Voting Shares (L)	148,300	9,421,499
		52,272,356
Household Products - 1.5%
Energizer Holdings, Inc. (L)	85,600	6,846,288
The Clorox Company (L)	270,800	19,827,976
The Procter & Gamble Company	63,500	4,311,015
		30,985,279
Personal Products - 0.6%
Avon Products, Inc. (L)	816,500	11,724,940
		112,117,447
Energy - 14.0%
Energy Equipment & Services - 1.7%
Diamond Offshore Drilling, Inc. (L)	226,400	15,386,144
Schlumberger, Ltd.	269,700	18,687,513
		34,073,657
Oil, Gas & Consumable Fuels - 12.3%
Anadarko Petroleum Corp.	261,800	19,454,358
Apache Corp.	193,800	15,213,300
BP PLC, ADR	268,775	11,191,791
Chevron Corp.	441,700	47,765,438
ConocoPhillips	139,200	8,072,208
CONSOL Energy, Inc. (L)	440,900	14,152,890
Exxon Mobil Corp.	499,100	43,197,105
Hess Corp.	332,200	17,593,312
Murphy Oil Corp.	384,300	22,885,065
Petroleo Brasileiro SA, ADR	259,600	5,054,412
Royal Dutch Shell PLC, ADR	479,000	33,027,050
Spectra Energy Corp.	264,450	7,240,641
		244,847,570
		278,921,227
Financials - 20.0%
Capital Markets - 2.2%
Legg Mason, Inc. (L)	512,502	13,181,551
Northern Trust Corp.	370,400	18,579,264
The Bank of New York Mellon Corp.	489,100	12,569,870
		44,330,685
Commercial Banks - 5.7%
PNC Financial Services Group, Inc.	336,800	19,638,808
Regions Financial Corp.	930,400	6,624,448
SunTrust Banks, Inc.	637,300	18,067,455
U.S. Bancorp	1,007,700	32,185,938
Wells Fargo & Company	1,096,300	37,471,534
		113,988,183
Consumer Finance - 2.9%
American Express Company	529,900	30,458,652
Capital One Financial Corp.	236,375	13,693,204
SLM Corp.	825,500	14,140,815
		58,292,671

Equity-Income Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 3.9%
Bank of America Corp.	2,156,593	$25,016,479
JPMorgan Chase & Company	1,183,775	52,050,587
		77,067,066
Insurance - 4.5%
Lincoln National Corp. (L)	389,700	10,093,230
Loews Corp.	154,400	6,291,800
Marsh & McLennan Companies, Inc.	644,100	22,202,127
Sun Life Financial, Inc. (L)	293,400	7,783,902
The Allstate Corp.	540,700	21,719,919
The Chubb Corp.	120,700	9,091,124
Willis Group Holdings PLC (L)	234,100	7,849,373
XL Group PLC	230,700	5,781,342
		90,812,817
Real Estate Investment Trusts - 0.8%
Weyerhaeuser Company	546,100	15,192,502
		399,683,924
Health Care - 7.2%
Biotechnology - 0.5%
Amgen, Inc.	108,700	9,382,984
Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	185,900	10,832,393
Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	165,400	6,771,476
Thermo Fisher Scientific, Inc.	411,600	26,251,848
		33,023,324
Pharmaceuticals - 4.5%
Bristol-Myers Squibb Company	488,625	15,924,289
Johnson & Johnson	381,300	26,729,130
Merck & Company, Inc.	545,350	22,326,629
Pfizer, Inc.	1,011,335	25,364,282
		90,344,330
		143,583,031
Industrials - 14.1%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	342,900	21,763,863
Lockheed Martin Corp.	99,400	9,173,626
The Boeing Company	220,300	16,601,808
United Technologies Corp.	29,300	2,402,893
		49,942,190
Air Freight & Logistics - 0.9%
United Parcel Service, Inc., Class B	259,200	19,110,816
Airlines - 0.7%
United Continental Holdings, Inc. (I)(L)	607,000	14,191,660
Building Products - 0.9%
Masco Corp.	594,500	9,904,370
USG Corp. (I)(L)	259,900	7,295,393
		17,199,763
Commercial Services & Supplies - 0.2%
Avery Dennison Corp. (L)	134,000	4,679,280
Electrical Equipment - 1.7%
Eaton Corp. PLC	186,104	10,086,837
Emerson Electric Company	435,500	23,064,080
		33,150,917
Industrial Conglomerates - 4.1%
3M Company	293,600	27,260,760

The accompanying notes are an integral part of the financial statements.	95
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Equity-Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrial Conglomerates (continued)
General Electric Company	2,575,200	$54,053,448
		81,314,208
Machinery - 2.1%
Illinois Tool Works, Inc.	410,500	24,962,505
Ingersoll-Rand PLC	249,600	11,970,816
Xylem, Inc.	189,100	5,124,610
		42,057,931
Road & Rail - 1.0%
Norfolk Southern Corp.	332,300	20,549,432
		282,196,197
Information Technology - 8.1%
Communications Equipment - 2.0%
Cisco Systems, Inc.	848,800	16,678,920
Harris Corp.	377,800	18,497,088
Nokia OYJ, ADR (L)	1,127,600	4,454,020
		39,630,028
Computers & Peripherals - 1.0%
Dell, Inc.	1,358,100	13,757,553
Hewlett-Packard Company	500,600	7,133,550
		20,891,103
Electronic Equipment, Instruments & Components - 0.7%
Corning, Inc.	1,149,200	14,502,904
IT Services - 0.9%
Computer Sciences Corp.	430,124	17,226,466
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	345,600	14,535,936
Applied Materials, Inc.	1,025,200	11,728,288
First Solar, Inc. (I)(L)	101,300	3,128,144
Texas Instruments, Inc.	384,200	11,887,148
		41,279,516
Software - 1.4%
CA, Inc.	186,900	4,108,062
Microsoft Corp.	896,825	23,972,132
		28,080,194
		161,610,211
Materials - 4.9%
Chemicals - 0.5%
E.I. du Pont de Nemours & Company	203,700	9,160,389
Construction Materials - 0.8%
Vulcan Materials Company (L)	299,500	15,588,975
Metals & Mining - 1.6%
Cliffs Natural Resources, Inc. (L)	180,200	6,948,512
Newmont Mining Corp.	124,600	5,786,424
Nucor Corp.	469,900	20,290,282
		33,025,218
Paper & Forest Products - 2.0%
International Paper Company	715,200	28,493,568
MeadWestvaco Corp.	336,300	10,717,881
		39,211,449
		96,986,031
Telecommunication Services - 3.8%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	1,059,149	35,703,913
CenturyLink, Inc.	258,117	10,097,537

Equity-Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Telefonica SA	426,879	$5,796,477
Verizon Communications, Inc.	418,500	18,108,495
		69,706,422
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC	2,675,241	6,727,873
		76,434,295
Utilities - 5.6%
Electric Utilities - 4.2%
Duke Energy Corp.	401,819	25,636,052
Entergy Corp.	313,800	20,004,750
Exelon Corp.	562,600	16,731,724
FirstEnergy Corp.	188,300	7,863,408
Xcel Energy, Inc.	490,300	13,095,913
		83,331,847
Independent Power Producers & Energy Traders - 0.2%
AES Corp.	466,000	4,986,200
Multi-Utilities - 1.2%
NiSource, Inc.	834,100	20,760,749
TECO Energy, Inc. (L)	195,900	3,283,282
		24,044,031
		112,362,078
TOTAL COMMON STOCKS (Cost $1,537,696,310)		$ 1,890,159,122
PREFERRED SECURITIES - 0.7%
Consumer Discretionary - 0.7%
General Motors Company, Series B, 4.750%	314,450	13,876,679
TOTAL PREFERRED SECURITIES (Cost $15,735,070)		$ 13,876,679
SECURITIES LENDING COLLATERAL - 7.2%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	14,352,097	143,627,178
TOTAL SECURITIES LENDING
COLLATERAL (Cost $143,633,396)		$ 143,627,178
SHORT-TERM INVESTMENTS - 3.6%
Money Market Funds - 3.6%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	2,317,983	2,317,983
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	69,089,460	69,089,460
		71,407,443
TOTAL SHORT-TERM INVESTMENTS (Cost $71,407,443)		$ 71,407,443
Total Investments (Equity-Income Trust)
(Cost $1,768,472,219) - 106.1%		$ 2,119,070,422
Other assets and liabilities, net - (6.1%)		(122,233,684)
TOTAL NET ASSETS - 100.0%		$ 1,996,836,738

The accompanying notes are an integral part of the financial statements.	96
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Financial Services Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 99.8%
Consumer Discretionary - 1.4%
Specialty Retail - 1.4%
Bed Bath & Beyond, Inc. (I)	34,410	$1,923,863
Consumer Staples - 2.9%
Food & Staples Retailing - 2.9%
CVS Caremark Corp.	83,500	4,037,225
Energy - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Canadian Natural Resources, Ltd.	149,120	4,305,094
Financials - 84.1%
Capital Markets - 21.4%
Ameriprise Financial, Inc.	31,986	2,003,283
Julius Baer Group, Ltd.	191,194	6,878,901
Oaktree Capital Group LLC	164,150	7,467,184
The Bank of New York Mellon Corp.	315,586	8,110,560
The Charles Schwab Corp.	27,502	394,929
The Goldman Sachs Group, Inc.	36,648	4,674,819
		29,529,676
Commercial Banks - 16.8%
ICICI Bank, Ltd., ADR	34,573	1,507,729
SKBHC Holdings LLC (I)	432	2,301,970
State Bank of India, GDR	99,569	8,987,676
U.S. Bancorp	28,629	914,410
Wells Fargo & Company	275,881	9,429,613
		23,141,398
Consumer Finance - 10.9%
American Express Company	255,968	14,713,041
The First Marblehead Corp. (I)(L)	410,168	318,660
		15,031,701
Diversified Financial Services - 0.3%
Bank of America Corp.	36,055	418,238
Insurance - 29.9%
Alleghany Corp. (I)	19,919	6,681,231
American International Group, Inc. (I)	183,700	6,484,610
Everest Re Group, Ltd.	54,438	5,985,458
Loews Corp.	199,875	8,144,906
Markel Corp. (I)(L)	18,474	8,007,001
The Progressive Corp. (L)	275,420	5,811,362
		41,114,568
Real Estate Management & Development - 4.8%
Brookfield Asset
Management, Inc., Class A (L)	180,090	6,600,299
		115,835,880
Information Technology - 8.3%
Internet Software & Services - 2.5%
Google, Inc., Class A (I)	4,800	3,404,966
IT Services - 5.8%
Cielo SA	67,128	1,879,578
Visa, Inc., Class A	40,153	6,086,398
		7,965,976
		11,370,942
Materials - 0.0%
Paper & Forest Products - 0.0%
Sino-Forest Corp. (I)(L)	606,500	1
TOTAL COMMON STOCKS (Cost $128,479,061)		$ 137,473,005

Financial Services Trust (continued)
	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL - 9.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,345,095	13,460,900
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,459,982)		$ 13,460,900

COMMERCIAL PAPER - 0.7%
Financials - 0.7%
Bank of Nova Scotia, 0.0200%, 01/02/2013 * $	931,000	$ 931,000
TOTAL COMMERCIAL PAPER (Cost $931,000)		$ 931,000
Total Investments (Financial Services Trust)
(Cost $142,870,043) - 110.3%		$ 151,864,905
Other assets and liabilities, net - (10.3%)		(14,132,521)
TOTAL NET ASSETS - 100.0%		$ 137,732,384

Franklin Templeton Founding Allocation Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 100.0%
Equity - 66.8%
John Hancock Variable Insurance Trust (G) - 66.8%
Global, Series NAV (Franklin)	26,260,055	$ 416,221,871
Mutual Shares, Series NAV (Franklin)	38,359,135	416,196,612
Fixed Income - 33.2%
John Hancock Variable Insurance Trust (G) - 33.2%
Income, Series NAV (Franklin)	38,129,154	414,082,611
		1,246,501,094
TOTAL INVESTMENT COMPANIES (Cost $1,208,670,371)		$ 1,246,501,094
Total Investments (Franklin Templeton Founding Allocation
Trust) (Cost $1,208,670,371) - 100.0%		$ 1,246,501,094
Other assets and liabilities, net - 0.0%		(10,667)
TOTAL NET ASSETS - 100.0%		$ 1,246,490,427

Fundamental All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.1%
Consumer Discretionary - 18.4%
Hotels, Restaurants & Leisure - 3.4%
Carnival Corp.	824,360	$ 30,311,717
Starbucks Corp.	284,266	15,242,343
		45,554,060
Household Durables - 1.2%
Lennar Corp., Class A	427,509	16,531,773
Internet & Catalog Retail - 7.6%
Amazon.com, Inc. (I)	359,734	90,343,597
Blue Nile, Inc. (I)	298,455	11,490,518
		101,834,115

The accompanying notes are an integral part of the financial statements.	97
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media - 2.1%
Corus Entertainment, Inc.	571,795	$ 14,129,608
Omnicom Group, Inc.	278,056	13,891,678
		28,021,286
Specialty Retail - 4.1%
Lowe’s Companies, Inc.	1,571,822	55,831,117
		247,772,351
Consumer Staples - 5.0%
Beverages - 3.9%
Diageo PLC, ADR	119,357	13,914,639
SABMiller PLC	337,677	15,893,809
Tsingtao Brewery Company, Ltd., H Shares	3,781,254	22,519,611
		52,328,059
Personal Products - 1.1%
Avon Products, Inc.	1,072,247	15,397,467
		67,725,526
Energy - 7.6%
Energy Equipment & Services - 2.4%
National Oilwell Varco, Inc.	178,231	12,182,089
Schlumberger, Ltd.	292,090	20,238,916
		32,421,005
Oil, Gas & Consumable Fuels - 5.2%
Apache Corp.	428,727	33,655,070
Occidental Petroleum Corp.	299,764	22,964,920
Ultra Petroleum Corp. (I)	764,491	13,860,222
		70,480,212
		102,901,217
Financials - 24.8%
Capital Markets - 14.9%
AllianceBernstein Holding LP	2,217,757	38,655,505
Morgan Stanley	1,431,121	27,363,034
Northern Trust Corp.	489,150	24,535,764
State Street Corp.	455,121	21,395,238
T. Rowe Price Group, Inc.	568,878	37,051,022
The Goldman Sachs Group, Inc.	403,523	51,473,394
		200,473,957
Diversified Financial Services - 8.3%
Bank of America Corp.	4,189,321	48,596,124
JPMorgan Chase & Company	1,439,587	63,298,640
		111,894,764
Insurance - 1.6%
Prudential Financial, Inc.	396,909	21,167,157
		333,535,878
Health Care - 6.0%
Health Care Equipment & Supplies - 1.4%
Medtronic, Inc.	451,157	18,506,460
Health Care Providers & Services - 4.6%
AMN Healthcare Services, Inc. (I)(V)	2,791,756	32,244,782
Amsurg Corp. (I)	410,112	12,307,461
VCA Antech, Inc. (I)	842,765	17,740,203
		62,292,446
		80,798,906
Industrials - 11.9%
Aerospace & Defense - 3.5%
American Science & Engineering, Inc. (V)	509,316	33,212,496

Fundamental All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
L-3 Communications Holdings, Inc.	177,431	$13,594,763
		46,807,259
Commercial Services & Supplies - 4.0%
Avery Dennison Corp.	1,535,821	53,630,869
Electrical Equipment - 3.2%
Sensata Technologies Holding NV (I)	1,353,562	43,963,694
Professional Services - 1.2%
Robert Half International, Inc.	507,657	16,153,646
		160,555,468
Information Technology - 24.4%
Communications Equipment - 6.7%
Cisco Systems, Inc.	857,575	16,851,349
QUALCOMM, Inc.	1,047,745	64,981,145
Tellabs, Inc.	3,677,180	8,383,970
		90,216,464
Computers & Peripherals - 7.5%
Apple, Inc.	101,413	54,056,171
EMC Corp. (I)	735,743	18,614,298
NetApp, Inc. (I)	849,362	28,496,095
		101,166,564
Internet Software & Services - 4.6%
Bankrate, Inc. (I)	1,785,699	22,231,953
Google, Inc., Class A (I)	31,627	22,435,245
VistaPrint NV (I)	548,564	18,025,813
		62,693,011
IT Services - 2.1%
Broadridge Financial Solutions, Inc.	1,211,104	27,710,060
Software - 3.5%
FactSet Research Systems, Inc.	537,559	47,337,446
		329,123,545
TOTAL COMMON STOCKS (Cost $1,245,810,318)		$ 1,322,412,891

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreement - 3.4%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $45,500,025 on 1/02/2013
collateralized by $46,460,000 U.S. Treasury
Bills 0.010% due 11/14/2013 (valued at
$46,413,540 including interest)	$ 45,500,000	$ 45,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $45,500,000)		$ 45,500,000
Total Investments (Fundamental All Cap Core Trust)
(Cost $1,291,310,318) - 101.5%		$ 1,367,912,891
Other assets and liabilities, net - (1.5%)		(20,591,615)
TOTAL NET ASSETS - 100.0%		$ 1,347,321,276

The accompanying notes are an integral part of the financial statements.	98
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental Holdings Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies (G) - 39.3%
Fixed Income - 39.3%
Bond Trust, Series NAV (John Hancock) (A)(1)	30,058,686	$ 420,220,424
American Funds Insurance Series - 60.7%
American Growth Fund - Class 1	4,163,335	253,547,103
American Growth-Income Fund - Class 1	6,563,118	252,548,765
American International Fund - Class 1	8,026,988	141,917,141
TOTAL INVESTMENT COMPANIES (Cost $859,123,979)		$ 1,068,233,433
Total Investments (Fundamental Holdings Trust)
(Cost $859,123,979) - 100.0%		$ 1,068,233,433
Other assets and liabilities, net - 0.0%		7,532
TOTAL NET ASSETS - 100.0%		$ 1,068,240,965

Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.2%
Consumer Discretionary - 12.7%
Hotels, Restaurants & Leisure - 3.0%
Carnival Corp.	433,603	$ 15,943,582
Household Durables - 2.5%
Dorel Industries, Inc., Class B	172,448	6,232,538
Lennar Corp., Class A	170,022	6,574,751
		12,807,289
Media - 1.4%
Omnicom Group, Inc.	148,980	7,443,041
Specialty Retail - 4.4%
Lowe’s Companies, Inc.	655,306	23,276,469
Textiles, Apparel & Luxury Goods - 1.4%
Adidas AG	83,490	7,440,478
		66,910,859
Consumer Staples - 10.2%
Beverages - 6.6%
Diageo PLC, ADR	108,981	12,705,005
PepsiCo, Inc.	160,886	11,009,429
SABMiller PLC (I)	234,713	11,047,491
		34,761,925
Household Products - 1.5%
The Procter & Gamble Company	117,453	7,973,884
Personal Products - 1.2%
Avon Products, Inc.	438,265	6,293,485
Tobacco - 0.9%
Philip Morris International, Inc.	56,486	4,724,489
		53,753,783
Energy - 10.2%
Energy Equipment & Services - 1.3%
National Oilwell Varco, Inc.	95,193	6,506,442
Oil, Gas & Consumable Fuels - 8.9%
Apache Corp.	204,607	16,061,650
Chevron Corp.	118,808	12,847,897
Exxon Mobil Corp.	66,886	5,788,983

Fundamental Large Cap Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	158,955	$ 12,177,543
		46,876,073
		53,382,515
Financials - 28.4%
Capital Markets - 13.3%
AllianceBernstein Holding LP	823,839	14,359,514
Morgan Stanley	553,737	10,587,451
Northern Trust Corp.	299,546	15,025,227
State Street Corp.	215,991	10,153,737
The Goldman Sachs Group, Inc.	153,054	19,523,568
		69,649,497
Commercial Banks - 3.4%
Wells Fargo & Company	526,694	18,002,401
Diversified Financial Services - 8.2%
Bank of America Corp.	1,620,953	18,803,055
JPMorgan Chase & Company	550,805	24,218,896
		43,021,951
Insurance - 3.5%
Prudential Financial, Inc.	135,336	7,217,469
Stewart Information Services Corp.	434,640	11,300,640
		18,518,109
		149,191,958
Health Care - 10.0%
Biotechnology - 1.0%
Amgen, Inc.	59,203	5,110,403
Health Care Equipment & Supplies - 1.9%
Medtronic, Inc.	240,173	9,851,896
Health Care Providers & Services - 2.5%
Amsurg Corp. (I)	192,728	5,783,767
VCA Antech, Inc. (I)	341,707	7,192,932
		12,976,699
Pharmaceuticals - 4.6%
Merck & Company, Inc.	334,313	13,686,774
Novartis AG, ADR	169,009	10,698,270
		24,385,044
		52,324,042
Industrials - 12.4%
Air Freight & Logistics - 1.9%
FedEx Corp.	108,808	9,979,870
Commercial Services & Supplies - 3.3%
Avery Dennison Corp.	501,976	17,529,002
Electrical Equipment - 2.1%
Sensata Technologies Holding NV (I)	333,475	10,831,268
Industrial Conglomerates - 2.4%
General Electric Company	589,148	12,366,217
Machinery - 1.5%
Deere & Company	93,982	8,121,922
Professional Services - 1.2%
Robert Half International, Inc.	200,258	6,372,210
		65,200,489
Information Technology - 12.5%
Communications Equipment - 6.4%
Cisco Systems, Inc.	1,047,204	20,577,559
QUALCOMM, Inc.	187,512	11,629,494

The accompanying notes are an integral part of the financial statements.	99
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Tellabs, Inc.	691,714	$ 1,577,108
		33,784,161
IT Services - 1.7%
Broadridge Financial Solutions, Inc.	393,293	8,998,544
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.	573,374	11,828,706
Software - 2.1%
Microsoft Corp.	257,031	6,870,439
Oracle Corp.	127,615	4,252,132
		11,122,571
		65,733,982
Utilities - 0.8%
Electric Utilities - 0.8%
Entergy Corp.	69,165	4,409,269
TOTAL COMMON STOCKS (Cost $469,082,962)		$ 510,906,897

SHORT-TERM INVESTMENTS - 4.1%
Repurchase Agreement - 4.1%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $21,302,012 on 01/02/2013,
collateralized by $21,750,000 U.S. Treasury
Bills, 0.010% due 11/14/2013 (valued at
$21,728,250, including interest)	$ 21,302,000 $	21,302,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,302,000)		$ 21,302,000
Total Investments (Fundamental Large Cap Value Trust)
(Cost $490,384,962) - 101.3%		$ 532,208,897
Other assets and liabilities, net - (1.3%)		(6,733,250)
TOTAL NET ASSETS - 100.0%		$ 525,475,647

Fundamental Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.2%
Consumer Discretionary - 8.8%
Automobiles - 0.7%
Harley-Davidson, Inc.	203,028	$9,915,891
Household Durables - 0.2%
Hunter Douglas NV	68,688	2,668,862
Internet & Catalog Retail - 1.6%
Groupon, Inc. (I)(L)	497,210	2,426,385
Liberty Interactive Corp., Series A (I)	425,495	8,373,742
Liberty Ventures, Series A (I)	28,616	1,939,020
Netflix, Inc. (I)(L)	129,750	12,038,205
		24,777,352
Media - 2.6%
Grupo Televisa SAB, ADR	139,111	3,697,570
The Walt Disney Company	728,690	36,281,475
		39,979,045
Specialty Retail - 3.5%
Bed Bath & Beyond, Inc. (I)	698,178	39,035,132
CarMax, Inc. (I)	255,468	9,590,269

Fundamental Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Tiffany & Company (L)	79,730	$4,571,718
		53,197,119
Textiles, Apparel & Luxury Goods - 0.2%
Cie Financiere Richemont SA	39,000	3,118,575
		133,656,844
Consumer Staples - 17.9%
Beverages - 4.7%
Diageo PLC, ADR (L)	297,782	34,715,426
Heineken Holding NV	296,355	16,233,353
The Coca-Cola Company	547,760	19,856,300
		70,805,079
Food & Staples Retailing - 11.7%
Costco Wholesale Corp.	753,817	74,454,505
CVS Caremark Corp.	2,049,736	99,104,736
Sysco Corp. (L)	136,200	4,312,092
		177,871,333
Food Products - 0.4%
Nestle SA	22,680	1,478,149
Unilever NV - NY Shares (L)	124,080	4,752,264
		6,230,413
Personal Products - 0.2%
Natura Cosmeticos SA	110,700	3,176,412
Tobacco - 0.9%
Philip Morris International, Inc.	170,957	14,298,843
		272,382,080
Energy - 9.6%
Energy Equipment & Services - 1.2%
Schlumberger, Ltd.	128,220	8,884,364
Transocean, Ltd.	204,152	9,115,387
		17,999,751
Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources, Ltd.	1,281,910	37,008,742
Devon Energy Corp.	231,661	12,055,638
EOG Resources, Inc.	393,593	47,542,098
Occidental Petroleum Corp.	403,730	30,929,755
		127,536,233
		145,535,984
Financials - 36.4%
Capital Markets - 9.0%
Ameriprise Financial, Inc.	117,287	7,345,685
Julius Baer Group, Ltd. (I)	1,004,800	36,151,341
The Bank of New York Mellon Corp.	3,035,702	78,017,541
The Charles Schwab Corp.	561,700	8,066,012
The Goldman Sachs Group, Inc.	61,700	7,870,452
		137,451,031
Commercial Banks - 6.1%
Wells Fargo & Company	2,733,326	93,425,083
Consumer Finance - 6.2%
American Express Company	1,646,310	94,629,899
Diversified Financial Services - 0.9%
CME Group, Inc.	55,950	2,837,225
JPMorgan Chase & Company	236,408	10,394,860
		13,232,085

The accompanying notes are an integral part of the financial statements.	100
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Fundamental Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance - 12.1%
ACE, Ltd.	154,530	$ 12,331,494
Alleghany Corp. (I)	67,586	22,669,696
Aon PLC	52,280	2,906,768
Berkshire Hathaway, Inc. Class A (I)	324	43,435,440
Everest Re Group, Ltd.	27,630	3,037,919
Fairfax Financial Holdings, Ltd.	31,000	11,186,252
Loews Corp.	1,135,627	46,276,800
Markel Corp. (I)(L)	5,723	2,480,463
The Progressive Corp.	1,872,084	39,500,972
		183,825,804
Real Estate Management & Development - 2.1%
Brookfield Asset Management, Inc., Class A	456,380	16,726,327
Hang Lung Group, Ltd.	2,503,200	14,340,470
		31,066,797
		553,630,699
Health Care - 3.0%
Health Care Providers & Services - 2.4%
Express Scripts Holding Company (I)	644,188	34,786,152
Laboratory Corp. of America Holdings (I)	20,560	1,780,907
		36,567,059
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	134,580	5,509,705
Pharmaceuticals - 0.3%
Pfizer, Inc.	167,426	4,199,044
		46,275,808
Industrials - 5.0%
Commercial Services & Supplies - 1.3%
Iron Mountain, Inc.	621,049	19,283,571
Electrical Equipment - 0.4%
Emerson Electric Company (L)	116,240	6,156,070
Machinery - 0.9%
PACCAR, Inc. (L)	289,530	13,089,651
Marine - 1.2%
Kuehne & Nagel International AG	153,556	18,687,885
Transportation Infrastructure - 1.2%
China Merchants Holdings
International Company, Ltd.	5,837,736	19,010,963
		76,228,140
Information Technology - 9.2%
Computers & Peripherals - 0.3%
Hewlett-Packard Company	311,046	4,432,406
Internet Software & Services - 4.0%
Google, Inc., Class A (I)	86,500	61,360,505
IT Services - 1.0%
IBM Corp.	25,330	4,851,962
Visa, Inc., Class A	67,830	10,281,671
		15,133,633
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	182,170	3,758,167
Texas Instruments, Inc.	727,110	22,496,783
		26,254,950
Software - 2.2%
Activision Blizzard, Inc. (L)	755,900	8,027,658
Microsoft Corp.	439,954	11,759,970

Fundamental Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Oracle Corp.	408,150	$13,599,558
		33,387,186
		140,568,680
Materials - 7.1%
Chemicals - 5.3%
Air Products & Chemicals, Inc.	274,720	23,081,974
Ecolab, Inc.	191,855	13,794,375
Monsanto Company	270,060	25,561,179
Potash Corp. of Saskatchewan, Inc.	265,498	10,803,114
Praxair, Inc.	63,913	6,995,278
		80,235,920
Construction Materials - 0.2%
Martin Marietta Materials, Inc. (L)	40,371	3,806,178
Metals & Mining - 1.6%
BHP Billiton PLC	355,520	12,492,795
Rio Tinto PLC	192,534	11,219,428
		23,712,223
Paper & Forest Products - 0.0%
Sino-Forest Corp. (I)(S)	31,600	0
Sino-Forest Corp. (I)(L)	1,015,920	1
		1
		107,754,322
Telecommunication Services - 0.2%
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Series L, ADR	124,400	2,878,616
TOTAL COMMON STOCKS (Cost $1,184,469,690)		$ 1,478,911,173
CONVERTIBLE BONDS - 0.0%
Materials - 0.0%
Sino-Forest Corp. 5.000%, 08/01/2013 (H)(S)	$3,244,100	$ 452,146
TOTAL CONVERTIBLE BONDS (Cost $3,244,100)		$ 452,146
SECURITIES LENDING COLLATERAL - 2.6%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,913,010	$ 39,159,055
TOTAL SECURITIES LENDING
COLLATERAL (Cost $39,157,625)		$ 39,159,055
COMMERCIAL PAPER - 2.1%
Bank of Nova Scotia
0.120%, 01/02/2013 *	$ 12,500,000	$ 12,499,958
0.020%, 01/02/2013 *	20,380,000	20,379,989
TOTAL COMMERCIAL PAPER (Cost $32,879,947)		$ 32,879,947
Total Investments (Fundamental Value Trust)
(Cost $1,259,751,362) - 101.9%		$ 1,551,402,321
Other assets and liabilities, net - (1.9%)		(29,587,350)
TOTAL NET ASSETS - 100.0%		$ 1,521,814,971

The accompanying notes are an integral part of the financial statements.	101
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 99.4%
Austria - 0.4%
Telekom Austria AG	292,670	$2,214,718
Brazil - 0.7%
Petroleo Brasileiro SA, Class A, ADR (L)	63,250	1,220,725
Vale SA (Preference A Shares), ADR	146,440	2,972,732
		4,193,457
Canada - 1.3%
Talisman Energy, Inc.	688,080	7,782,145
China - 0.7%
China Telecom Corp., Ltd., ADR (L)	53,040	3,015,324
Dongfang Electric Corp., Ltd., H Shares	656,556	1,349,724
		4,365,048
France - 11.7%
Alstom SA	195,310	8,003,214
AXA SA	423,026	7,651,676
BNP Paribas SA	174,790	9,852,415
Cie Generale des Etablissements Michelin	96,502	9,148,675
Credit Agricole SA (I)	818,790	6,647,832
France Telecom SA	338,330	3,788,823
Sanofi	127,080	12,051,659
Total SA	178,610	9,244,414
Vivendi SA	198,244	4,464,388
		70,853,096
Germany - 5.2%
Deutsche Lufthansa AG	618,650	11,628,416
Merck KGaA	42,920	5,662,775
Muenchener Rueckversicherungs AG	31,350	5,628,693
SAP AG	22,160	1,775,161
Siemens AG	63,450	6,896,356
		31,591,401
Hong Kong - 0.4%
China Mobile, Ltd.	187,000	2,190,490
India - 0.6%
ICICI Bank, Ltd., ADR	83,180	3,627,480
Ireland - 1.6%
CRH PLC	422,064	8,758,198
Elan Corp. PLC, ADR (I)	95,700	977,097
Prothena Corp. PLC (I)	1,785	13,087
		9,748,382
Italy - 3.5%
Eni SpA	299,420	7,386,554
Intesa Sanpaolo SpA	3,441,660	5,954,081
UniCredit SpA (I)	1,629,069	8,044,492
		21,385,127
Japan - 3.2%
Konica Minolta Holdings, Inc.	319,010	2,298,297
Mazda Motor Corp. (I)	1,444,000	2,948,681
Nintendo Company, Ltd.	33,050	3,526,443
Nissan Motor Company, Ltd.	394,200	3,741,529
Toyota Motor Corp.	155,450	7,255,873
		19,770,823
Netherlands - 6.3%
Akzo Nobel NV	84,276	5,561,122
ING Groep NV (I)	1,123,202	10,740,835
Koninklijke Philips Electronics NV	229,980	6,169,973
Randstad Holdings NV	174,570	6,444,094
Royal Dutch Shell PLC, A Shares	97,344	3,346,894
Royal Dutch Shell PLC, B Shares	156,840	5,550,935

Global Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
SBM Offshore NV (I)	44,922	$636,699
		38,450,552
Portugal - 0.7%
Galp Energia SGPS SA	280,430	4,356,487
Singapore - 2.9%
DBS Group Holdings, Ltd.	419,510	5,135,359
Flextronics International, Ltd. (I)	622,360	3,864,856
Singapore Telecommunications, Ltd.	3,259,800	8,865,207
		17,865,422
South Korea - 3.9%
KB Financial Group, Inc., ADR	180,628	6,484,545
POSCO	5,030	1,644,654
Samsung Electronics Company, Ltd.	10,720	15,342,734
		23,471,933
Spain - 0.5%
Telefonica SA	215,740	2,929,476
Sweden - 0.8%
Telefonaktiebolaget LM Ericsson, B Shares	496,087	4,989,774
Switzerland - 7.5%
Adecco SA (I)	32,410	1,717,915
Credit Suisse Group AG (I)	336,400	8,440,726
Noble Corp.	157,830	5,495,641
Roche Holdings AG	57,200	11,653,065
Swiss Re, Ltd. (I)	92,630	6,760,532
TE Connectivity, Ltd.	135,420	5,026,790
UBS AG (I)	417,380	6,563,790
		45,658,459
Taiwan - 0.3%
Taiwan Semiconductor
Manufacturing Company, Ltd.	506,213	1,694,251
Turkey - 1.0%
Turkcell Iletisim Hizmetleri AS, ADR (I)	382,250	6,169,515
United Kingdom - 11.6%
Aviva PLC	1,256,769	7,586,859
BAE Systems PLC	592,240	3,253,753
BP PLC, ADR	829,365	5,746,472
Carillion PLC	166,950	875,639
GlaxoSmithKline PLC	487,640	10,587,437
HSBC Holdings PLC	620,039	6,582,163
International Consolidated Airlines Group SA
(London Exchange) (I)	3,120,840	9,620,575
Kingfisher PLC	1,640,530	7,577,424
Tesco PLC	1,215,450	6,676,853
Vodafone Group PLC	4,767,350	11,989,247
		70,496,422
United States - 34.6%
American Express Company	90,550	5,204,814
American International Group, Inc. (I)	71,850	2,536,305
Amgen, Inc.	137,070	11,831,882
Baker Hughes, Inc.	190,260	7,770,218
Brocade Communications Systems, Inc. (I)	584,460	3,115,172
Chesapeake Energy Corp. (L)	233,830	3,886,255
Chevron Corp.	52,630	5,691,408
Cisco Systems, Inc.	505,220	9,927,573
Citigroup, Inc.	235,940	9,333,786
Comcast Corp., Special Class A	269,040	9,671,988
CVS Caremark Corp.	115,690	5,593,612
Dell, Inc.	318,660	3,228,026

The accompanying notes are an integral part of the financial statements.	102
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
FedEx Corp.	46,300	$4,246,636
Forest Laboratories, Inc. (I)	45,420	1,604,234
General Electric Company	70,210	1,473,708
Halliburton Company	219,140	7,601,967
Hewlett-Packard Company	347,440	4,951,020
JPMorgan Chase & Company	139,760	6,145,247
Medtronic, Inc.	164,650	6,753,943
Merck & Company, Inc.	203,200	8,319,008
Microsoft Corp.	457,290	12,223,362
Morgan Stanley	320,480	6,127,578
Navistar International Corp. (I)(L)	227,630	4,955,505
News Corp., Class A	198,830	5,078,118
Oracle Corp.	144,430	4,812,408
Pfizer, Inc.	519,150	13,020,282
Sprint Nextel Corp. (I)	1,498,990	8,499,273
SunTrust Banks, Inc.	102,960	2,918,916
Target Corp.	67,980	4,022,377
The Walt Disney Company	85,470	4,255,551
Time Warner Cable, Inc.	61,522	5,979,323
Time Warner, Inc.	145,233	6,946,494
United Parcel Service, Inc., Class B	113,280	8,352,134
Viacom, Inc., Class B	76,070	4,011,932
		210,090,055
TOTAL COMMON STOCKS (Cost $626,984,627)		$ 603,894,513

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	696,732	6,972,477
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,972,299)		$ 6,972,477

SHORT-TERM INVESTMENTS - 1.2%
Time Deposits - 1.2%
Royal Bank of Canada, 0.050%, 01/02/2013 * $	7,000,000	$ 7,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,000,000)		$ 7,000,000
Total Investments (Global Trust) (Cost $640,956,926) - 101.7%		$ 617,866,990
Other assets and liabilities, net - (1.7%)		(10,274,370)
TOTAL NET ASSETS - 100.0%		$ 607,592,620

Global Diversification Trust
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 26.5%
Fixed Income - 26.5%
John Hancock Variable Insurance Trust (G) - 26.5%
Bond Trust, Series NAV (John Hancock) (A)(1)	14,636,936	$204,624,369
American Funds Insurance Series - 73.5%
Equity - 65.9%
American Global Growth Fund - Class 1	13,397,158	315,904,994
American Global Small Capitalization
Fund - Class 1	5,814,852	117,227,423
American New World Fund - Class 1	3,312,854	75,963,753

Global Diversification Trust (continued)
	Shares or Principal Amount	Value
INVESTMENT COMPANIES (continued)
Fixed Income - 7.6%
American High-Income Bond Fund - Class 1	5,274,759	$ 58,866,306
TOTAL INVESTMENT COMPANIES (Cost $659,317,709)		$ 772,586,845
Total Investments (Global Diversification Trust)
(Cost $659,317,709) - 100.0%		$ 772,586,845
Other assets and liabilities, net - 0.0%		5,585
TOTAL NET ASSETS - 100.0%		$ 772,592,430

Growth Equity Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.8%
Consumer Discretionary - 17.3%
Hotels, Restaurants & Leisure - 1.2%
Starwood Hotels & Resorts Worldwide, Inc.	97,150	$5,572,522
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (I)	31,650	7,948,581
priceline.com, Inc. (I)	6,950	4,317,340
		12,265,921
Media - 5.5%
CBS Corp., Class B	181,840	6,919,012
Comcast Corp., Class A	259,690	9,707,212
Discovery Communications, Inc., Class A (I)	15,000	952,200
The Walt Disney Company	139,190	6,930,270
		24,508,694
Multiline Retail - 1.9%
Dollar General Corp. (I)	90,100	3,972,509
Nordstrom, Inc.	82,070	4,390,745
		8,363,254
Specialty Retail - 2.8%
The Home Depot, Inc.	142,410	8,808,059
Tractor Supply Company	40,780	3,603,321
		12,411,380
Textiles, Apparel & Luxury Goods - 3.1%
Michael Kors Holdings, Ltd. (I)	92,690	4,729,971
Ralph Lauren Corp.	31,780	4,764,458
VF Corp. (L)	29,070	4,388,698
		13,883,127
		77,004,898
Consumer Staples - 8.4%
Beverages - 3.0%
Anheuser-Busch InBev NV, ADR	101,570	8,878,234
Diageo PLC, ADR	38,310	4,466,180
		13,344,414
Food & Staples Retailing - 3.4%
Costco Wholesale Corp.	76,310	7,537,139
Whole Foods Market, Inc.	85,100	7,772,183
		15,309,322
Personal Products - 2.0%
The Estee Lauder Companies, Inc., Class A	145,800	8,727,588
		37,381,324

The accompanying notes are an integral part of the financial statements.	103
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Growth Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy - 4.6%
Energy Equipment & Services - 3.8%
Cameron International Corp. (I)	132,010	$7,453,285
Schlumberger, Ltd.	134,390	9,311,883
		16,765,168
Oil, Gas & Consumable Fuels - 0.8%
Anadarko Petroleum Corp.	51,710	3,842,570
		20,607,738
Financials - 1.1%
Capital Markets - 1.1%
T. Rowe Price Group, Inc.	71,880	4,681,544
Health Care - 12.9%
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (I)	31,500	2,955,015
Gilead Sciences, Inc. (I)	120,590	8,857,336
		11,812,351
Health Care Equipment & Supplies - 2.3%
Edwards Lifesciences Corp. (I)	44,270	3,991,826
Intuitive Surgical, Inc. (I)	12,720	6,237,506
		10,229,332
Health Care Providers & Services - 1.0%
Catamaran Corp. (I)	97,320	4,584,745
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (I)(L)	62,860	3,494,387
Pharmaceuticals - 6.1%
Allergan, Inc.	108,760	9,976,555
Novo Nordisk A/S, ADR	47,420	7,739,418
Shire PLC, ADR	44,590	4,110,306
Watson Pharmaceuticals, Inc. (I)	60,780	5,227,080
		27,053,359
		57,174,174
Industrials - 11.8%
Aerospace & Defense - 4.1%
Honeywell International, Inc.	126,940	8,056,882
Precision Castparts Corp.	52,980	10,035,472
		18,092,354
Commercial Services & Supplies - 0.6%
Stericycle, Inc. (I)	26,590	2,480,049
Electrical Equipment - 3.2%
AMETEK, Inc.	208,280	7,825,080
Eaton Corp. PLC	118,580	6,427,036
		14,252,116
Machinery - 1.5%
Cummins, Inc.	60,450	6,549,758
Professional Services - 0.9%
Verisk Analytics, Inc., Class A (I)	83,230	4,244,730
Road & Rail - 1.5%
Kansas City Southern	81,160	6,775,237
		52,394,244
Information Technology - 35.9%
Communications Equipment - 3.9%
F5 Networks, Inc. (I)	60,600	5,887,290
QUALCOMM, Inc.	181,360	11,247,947
		17,135,237

Growth Equity Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals - 8.2%
Apple, Inc.	46,690	$24,887,171
EMC Corp. (I)	454,610	11,501,633
		36,388,804
Electronic Equipment, Instruments & Components - 1.3%
Trimble Navigation, Ltd. (I)(L)	96,640	5,777,139
Internet Software & Services - 6.4%
eBay, Inc. (I)	227,510	11,607,560
Google, Inc., Class A (I)	23,430	16,620,539
		28,228,099
IT Services - 7.9%
Accenture PLC, Class A	141,520	9,411,080
Mastercard, Inc., Class A	20,860	10,248,101
Teradata Corp. (I)	71,260	4,410,281
Visa, Inc., Class A	73,870	11,197,215
		35,266,677
Semiconductors & Semiconductor Equipment - 0.7%
Avago Technologies, Ltd.	102,570	3,247,366
Software - 7.5%
Citrix Systems, Inc. (I)	79,920	5,254,740
Intuit, Inc.	80,510	4,790,345
Microsoft Corp.	275,310	7,359,036
Red Hat, Inc. (I)	77,100	4,083,216
Salesforce.com, Inc. (I)(L)	32,690	5,495,189
SAP AG, ADR (L)	79,200	6,366,096
		33,348,622
		159,391,944
Materials - 4.0%
Chemicals - 4.0%
Ecolab, Inc.	62,990	4,528,981
Monsanto Company	88,500	8,376,525
Praxair, Inc.	44,220	4,839,879
		17,745,385
		17,745,385
Telecommunication Services - 2.8%
Diversified Telecommunication Services - 1.9%
American Tower Corp.	111,780	8,637,241
Wireless Telecommunication Services - 0.9%
Crown Castle International Corp. (I)	54,870	3,959,419
		12,596,660
TOTAL COMMON STOCKS (Cost $373,927,297)	$ 438,977,911

SECURITIES LENDING COLLATERAL - 2.6%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,164,858	11,657,204
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,657,113)	$ 11,657,204

The accompanying notes are an integral part of the financial statements.	104
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Growth Equity Trust (continued)
	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
State Street Institutional US Government
Money Market Fund, 0.0416% (Y)	4,633,573	4,633,573
TOTAL SHORT-TERM INVESTMENTS (Cost $4,633,573)		$ 4,633,573
Total Investments (Growth Equity Trust)
(Cost $390,217,983) - 102.4%		$ 455,268,688
Other assets and liabilities, net - (2.4%)		(10,866,183)
TOTAL NET ASSETS - 100.0%		$ 444,402,505

Health Sciences Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 99.5%
Consumer Staples - 0.8%
Food & Staples Retailing - 0.8%
CP ALL PCL	283,700	$426,617
Raia Drogasil SA	50,576	571,703
Shoppers Drug Mart Corp.	13,800	593,787
		1,592,107
Financials - 0.2%
Insurance - 0.2%
eHealth, Inc. (I)	11,200	307,776
Health Care - 96.4%
Biotechnology - 36.6%
3SBio Inc., ADR (I)	26,300	358,732
Abcam PLC	42,962	269,806
Achillion Pharmaceuticals, Inc. (I)	29,800	238,996
Acorda Therapeutics, Inc. (I)	17,461	434,080
Aegerion Pharmaceuticals, Inc. (I)	37,800	959,742
Affymax, Inc. (I)	28,900	549,100
Alexion Pharmaceuticals, Inc. (I)	121,940	11,439,191
Alkermes PLC (I)	110,700	2,050,164
Allos Therapeutics, Inc. (I)	28,700	0
Alnylam Pharmaceuticals, Inc. (I)	16,600	302,950
AMAG Pharmaceuticals, Inc. (I)	34,200	503,082
Amarin Corp. PLC, ADR (I)	80,800	653,672
Amgen, Inc.	28,700	2,477,384
Anacor Pharmaceuticals, Inc. (I)	46,100	239,720
AP Pharma, Inc. (I)	466,500	254,242
Ariad Pharmaceuticals, Inc. (I)	20,500	393,190
Arqule, Inc. (I)	21,600	60,264
AVEO Pharmaceuticals, Inc. (I)	4,800	38,640
Basilea Pharmaceutica (I)	1,123	54,953
Biocon, Ltd.	13,200	69,394
BioCryst Pharmaceuticals, Inc. (I)	20,600	29,252
Biogen Idec, Inc. (I)	7,719	1,132,146
BioMarin Pharmaceutical, Inc. (I)	51,800	2,551,150
BioMimetic Therapeutics, Inc. (I)	7,500	54,300
Celgene Corp. (I)	33,266	2,618,700
ChemoCentryx, Inc. (I)	4,900	53,606
China Biologic Products, Inc. (I)	4,500	73,395
Clovis Oncology, Inc. (I)	7,400	118,400
Cubist Pharmaceuticals, Inc. (I)	37,800	1,589,868
Cytokinetics, Inc. (I)	129,600	85,536
Dendreon Corp. (I)	62,700	331,056
Dyadic International, Inc. (I)	18,900	35,721
Dynavax Technologies Corp. (I)	23,900	68,354

Health Sciences Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Elan Corp. PLC, ADR (I)	161,900	$1,652,999
Exact Sciences Corp. (I)	10,000	105,900
Exelixis, Inc. (I)	124,100	567,137
Gilead Sciences, Inc. (I)	104,396	7,667,886
Grifols SA, ADR (I)	8,085	209,644
Grifols SA, B Shares (I)	4,400	112,151
GTx, Inc. (I)	19,900	83,580
Halozyme Therapeutics, Inc. (I)	13,800	92,598
Idenix Pharmaceuticals, Inc. (I)	149,304	724,124
Immunogen, Inc. (I)	9,300	118,575
Incyte Corp. (I)	196,600	3,265,526
Infinity Pharmaceuticals, Inc. (I)	24,875	870,625
Intercell AG (I)	7,274	17,554
Intercept Pharmaceuticals, Inc. (I)	6,200	212,288
InterMune, Inc. (I)	65,100	630,819
Ironwood Pharmaceuticals, Inc. (I)	11,200	124,208
Isis Pharmaceuticals, Inc. (I)	20,300	212,338
Lexicon Pharmaceuticals, Inc. (I)	42,400	94,128
Medivation, Inc. (I)	46,100	2,358,476
Momenta Pharmaceuticals, Inc. (I)	18,100	213,218
Neurocrine Biosciences, Inc. (I)	82,100	614,108
NPS Pharmaceuticals, Inc. (I)	38,600	351,260
Onyx Pharmaceuticals, Inc. (I)	36,038	2,721,950
Orexigen Therapeutics, Inc. (I)	23,800	125,426
Pharmacyclics, Inc. (I)	79,400	4,597,260
Prothena Corp. PLC (I)	3,949	28,945
Puma Biotechnology, Inc. (I)	25,287	474,131
Regeneron Pharmaceuticals, Inc. (I)	23,700	4,054,359
Rigel Pharmaceuticals, Inc. (I)	48,200	313,300
Sarepta Therapeutics, Inc. (I)	12,900	332,820
Savient Pharmaceuticals, Inc. (I)	8,700	9,135
Seattle Genetics, Inc. (I)	17,700	410,640
Sinovac Biotech, Ltd. (I)	23,100	72,534
Swedish Orphan Biovitrum AB (I)	65,497	369,975
Synageva BioPharma Corp. (I)	1,900	87,951
Synta Pharmaceuticals Corp. (I)	9,300	83,886
Targacept, Inc. (I)	8,400	36,792
TESARO, Inc. (I)	43,185	731,986
Theravance, Inc. (I)	29,900	665,873
Threshold Pharmaceuticals, Inc. (I)	21,600	90,936
ThromboGenics NV (I)	1,008	55,700
Tranzyme, Inc. (I)	39,700	21,450
United Therapeutics Corp. (I)	5,300	283,126
Vertex Pharmaceuticals, Inc. (I)	22,504	943,818
Vical, Inc. (I)	77,200	224,652
YM Biosciences, Inc. (I)	119,000	341,530
		67,466,103
Health Care Equipment & Supplies - 14.9%
Abbott Laboratories	21,900	1,434,450
ArthroCare Corp. (I)	17,200	594,948
Baxter International, Inc.	45,100	3,006,366
Conceptus, Inc. (I)	56,800	1,193,368
Covidien PLC	49,925	2,882,669
Cynosure, Inc., Class A (I)	16,700	402,637
DENTSPLY International, Inc.	70,150	2,778,641
Edwards Lifesciences Corp. (I)	20,100	1,812,417
Endologix, Inc. (I)	9,000	128,160
EnteroMedics, Inc. (I)	70,050	196,140
GenMark Diagnostics, Inc. (I)	55,100	495,900
HeartWare International, Inc. (I)	17,900	1,502,705
Hill-Rom Holdings, Inc.	12,200	347,700
IDEXX Laboratories, Inc. (I)	17,700	1,642,560
Insulet Corp. (I)	22,400	475,328

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (I)	1,300	$ 637,481
Meridian Bioscience, Inc.	11,500	232,875
Nobel Biocare Holding AG	6,740	57,366
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	304,000	303,738
Sonova Holding AG	1,556	172,385
Straumann Holding AG	964	119,149
Stryker Corp.	46,900	2,571,058
The Cooper Companies, Inc.	16,035	1,482,917
Tornier BV (I)	10,400	174,616
Urologix, Inc. (I)	74,100	50,388
Volcano Corp. (I)	33,500	790,935
Wright Medical Group, Inc. (I)	4,500	94,455
Zimmer Holdings, Inc.	27,300	1,819,818
		27,401,170
Health Care Providers & Services - 22.1%
Acadia Healthcare Company, Inc. (I)	33,000	769,890
Aetna, Inc.	24,900	1,152,870
Air Methods Corp.	21,864	806,563
AmerisourceBergen Corp.	35,900	1,550,162
Amil Participacoes SA	19,500	293,921
Bangkok Dusit Medical Services PCL	324,300	1,203,271
Bumrungrad Hospital PCL	163,400	395,280
Cardinal Health, Inc.	200	8,236
Catamaran Corp. (I)	181,938	8,571,099
Centene Corp. (I)	34,500	1,414,500
Cigna Corp.	11,200	598,752
Community Health Systems, Inc.	7,600	233,624
DaVita HealthCare Partners, Inc. (I)	10,895	1,204,224
Diagnosticos da America SA	24,100	156,615
Express Scripts Holding Company (I)	36,845	1,989,630
Fleury SA	29,500	332,559
Fortis Healthcare, Ltd. (I)	103,345	216,065
Fresenius Medical Care AG &
Company KGaA	9,410	650,158
Fresenius SE & Company KGaA	5,465	628,983
HCA Holdings, Inc.	18,700	564,179
Health Management
Associates, Inc., Class A (I)	5,600	52,192
Henry Schein, Inc. (I)	24,000	1,931,040
HMS Holdings Corp. (I)	56,100	1,454,112
Humana, Inc.	900	61,767
IHH Healthcare BHD (I)	64,600	71,500
Laboratory Corp. of America Holdings (I)	2,600	225,212
LCA-Vision, Inc. (I)	44,904	127,976
McKesson Corp.	32,700	3,170,592
MEDNAX, Inc. (I)	16,100	1,280,272
MWI Veterinary Supply, Inc. (I)	6,600	726,000
Odontoprev SA	33,700	178,051
Quest Diagnostics, Inc.	13,200	769,164
Select Medical Holdings Corp.	29,300	276,299
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares	204,300	392,820
Sinopharm Group Company, Ltd., H Shares	50,400	160,083
Triple-S Management Corp., Class B (I)	7,400	136,678
UnitedHealth Group, Inc.	73,800	4,002,912
Universal Health Services, Inc., Class B	37,650	1,820,378
WellCare Health Plans, Inc. (I)	26,100	1,270,809
		40,848,438
Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (I)	9,500	89,490
athenahealth, Inc. (I)	18,600	1,366,170

Health Sciences Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Technology (continued)
Cerner Corp. (I)	8,300	$ 644,412
		2,100,072
Life Sciences Tools & Services - 2.7%
Agilent Technologies, Inc.	5,700	233,358
BG Medicine, Inc. (I)	11,900	27,489
Bruker Corp. (I)	37,300	569,571
Covance, Inc. (I)	22,800	1,317,156
Illumina, Inc. (I)	5,650	314,084
Mettler-Toledo International, Inc. (I)	2,800	541,240
Thermo Fisher Scientific, Inc.	29,800	1,900,644
		4,903,542
Pharmaceuticals - 19.0%
AbbVie, Inc.	5,900	201,544
Allergan, Inc.	5,600	513,688
Auxilium Pharmaceuticals, Inc. (I)	23,300	431,749
AVANIR Pharmaceuticals, Inc., Class A (I)	308,000	810,040
Bayer AG	9,566	908,412
Bayer AG, ADR	400	38,368
Bristol-Myers Squibb Company	16,800	547,512
Cadence Pharmaceuticals, Inc. (I)	108,600	520,194
CFR Pharmaceuticals SA	764,200	193,295
China Medical System Holdings, Ltd.	1,200,200	931,328
Depomed, Inc. (I)	19,200	118,848
Eli Lilly & Company	5,400	266,328
Endocyte, Inc. (I)	9,200	82,616
Forest Laboratories, Inc. (I)	29,200	1,031,344
GlaxoSmithKline Pharmaceuticals, Ltd.	2,458	98,660
GlaxoSmithKline PLC	30,244	656,645
Hikma Pharmaceuticals PLC	6,668	83,451
Hospira, Inc. (I)	16,800	524,832
Impax Laboratories, Inc. (I)	24,300	497,907
Ipca Laboratories, Ltd.	34,146	324,825
Jazz Pharmaceuticals PLC (I)	22,100	1,175,720
Lijun International
Pharmaceutical Holding, Ltd.	168,000	50,135
MAP Pharmaceuticals, Inc. (I)	45,700	717,947
Merck & Company, Inc.	59,309	2,428,110
Mylan, Inc. (I)	500	13,740
Natco Pharma, Ltd.	6,048	51,202
Nektar Therapeutics (I)	15,000	111,150
Newron Pharmaceuticals SpA (I)	6,333	55,723
Novo Nordisk A/S, Class B	3,694	603,303
Optimer Pharmaceuticals, Inc. (I)	56,805	514,085
Pacira Pharmaceuticals, Inc. (I)	59,000	1,030,730
Pfizer, Inc.	53,101	1,331,773
Questcor Pharmaceuticals, Inc.	19,100	510,352
Ranbaxy Laboratories, Ltd. (I)	18,713	172,631
Roche Holdings AG	8,469	1,725,346
Salix Pharmaceuticals, Ltd. (I)	9,400	380,512
Sanofi	1,497	141,968
Sawai Pharmaceutical Company, Ltd.	7,100	712,199
Shire PLC	13,471	413,735
Shire PLC, ADR	7,300	672,914
Simcere Pharmaceutical Group, ADR (I)	19,800	159,192
Stada Arzneimittel AG	9,760	314,673
Sun Pharmaceutical Industries, Ltd.	20,398	274,659
Supernus Pharmaceuticals, Inc. (I)	79,000	566,430
Teva Pharmaceutical Industries, Ltd., ADR	23,365	872,449
The Medicines Company (I)	94,955	2,276,071
Towa Pharmaceutical Company, Ltd.	9,500	497,058
UCB SA	21,472	1,235,264
Valeant Pharmaceuticals International, Inc. (I)	90,480	5,407,990

The accompanying notes are an integral part of the financial statements.	106
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Vectura Group PLC (I)	59,375	$82,573
ViroPharma, Inc. (I)	29,800	678,248
Vivus, Inc. (I)	6,900	92,598
Warner Chilcott PLC, Class A	14,200	170,968
Watson Pharmaceuticals, Inc. (I)	2,600	223,600
XenoPort, Inc. (I)	74,800	581,196
		35,027,830
		177,747,155
Industrials - 0.6%
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (I)	4,500	419,715
Professional Services - 0.4%
The Advisory Board Company (I)	13,800	645,702
		1,065,417
Information Technology - 0.9%
IT Services - 0.3%
MAXIMUS, Inc.	10,100	638,522
Software - 0.6%
Nuance Communications, Inc. (I)	49,300	1,100,376
		1,738,898
Materials - 0.6%
Chemicals - 0.6%
Monsanto Company	12,000	1,135,800
TOTAL COMMON STOCKS (Cost $140,193,803)	$ 183,587,153
PREFERRED SECURITIES - 0.2%
Health Care - 0.1%
Biotechnology - 0.1%
Ultragenyx (I)(R)	44,236	122,507
Information Technology - 0.1%
Software - 0.1%
Castlight Health, Inc. (I)(R)	27,963	168,800
TOTAL PREFERRED SECURITIES (Cost $291,307)	$ 291,307
CONVERTIBLE BONDS - 0.1%
Health Care - 0.1%
HeartWare International, Inc.
3.500%, 12/15/2017	$ 51,000	$58,937
Insulet Corp. 3.750%, 06/15/2016	52,000	56,453
		115,390
TOTAL CONVERTIBLE BONDS (Cost $101,703)	$ 115,390
OPTIONS PURCHASED - 0.0%
Call Options - 0.0%
Exchange Traded Option on BioMarin
Pharmaceutical, Inc. (Expiration Date:
01/19/2013; Strike Price: $45.00) (I)	1,000	4,400
Exchange Traded Option on Eli Lilly &
Company (Expiration Date: 01/19/2013;
Strike Price: $45.00) (I)	10,000	44,500
		48,900
TOTAL OPTIONS PURCHASED (Cost $20,365)	$ 48,900
WARRANTS - 0.0%
Alexza Pharmaceuticals, Inc. (Expiration Date
10/05/2016; Strike price $2.77) (I)	1,413	187

Health Sciences Trust (continued)
	Shares or Principal Amount	Value

WARRANTS (continued)
Cadence Pharmaceuticals, Inc. (Expiration
Date 02/18/2014; Strike price $7.84) (I)	10,500	$2,631
Cytokinetics, Inc. (Expiration Date:
06/20/2017; Strike Price: $0.88) (I)	77,760	8,116
EnteroMedics, Inc. (Expiration Date
02/20/2013; Strike price $8.28) (I)	96,200	0
EnteroMedics, Inc. (Expiration Date
09/28/2016; Strike price $1.90) (I)	4,120	4,636
EnteroMedics, Inc. (Expiration Date:
06/13/2016; Strike Price $2.19) (I)	30,600	30,467
TOTAL WARRANTS (Cost $15,112)		$ 46,037

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	$ 413,663	$ 413,663
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	1,109,887	1,109,887
		1,523,550
TOTAL SHORT-TERM INVESTMENTS (Cost $1,523,550)		$ 1,523,550
Total Investments (Health Sciences Trust)
(Cost $142,145,840) - 100.6%		$ 185,612,337
Other assets and liabilities, net - (0.6%)		(1,190,734)
TOTAL NET ASSETS - 100.0%		$ 184,421,603

Heritage Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.4%
Consumer Discretionary - 22.0%
Auto Components - 0.9%
BorgWarner, Inc. (I)(L)	17,419	$1,247,549
Automobiles - 1.4%
Harley-Davidson, Inc.	39,097	1,909,497
Hotels, Restaurants & Leisure - 1.3%
Bally Technologies, Inc. (I)(L)	18,355	820,652
Panera Bread Company, Class A (I)	6,302	1,000,947
		1,821,599
Household Durables - 0.8%
Toll Brothers, Inc. (I)	32,212	1,041,414
Internet & Catalog Retail - 2.2%
Blue Nile, Inc. (I)(L)	7,651	294,564
Expedia, Inc. (L)	21,214	1,303,600
priceline.com, Inc. (I)	2,354	1,462,305
		3,060,469
Media - 2.8%
AMC Networks, Inc., Class A (I)	13,494	667,953
Discovery Communications, Inc., Class A (I)	23,382	1,484,289
Scripps Networks Interactive, Inc., Class A	11,913	690,001
Sirius XM Radio, Inc.	319,200	922,488
		3,764,731
Multiline Retail - 0.8%
Family Dollar Stores, Inc.	17,823	1,130,156

The accompanying notes are an integral part of the financial statements.	107
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Heritage Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail - 8.4%
Cabela’s, Inc. (I)(L)	11,656	$486,638
DSW, Inc., Class A	16,797	1,103,395
GNC Holdings, Inc., Class A	24,516	815,892
Lumber Liquidators Holdings, Inc. (I)(L)	13,831	730,692
O’Reilly Automotive, Inc. (I)	7,656	684,600
PetSmart, Inc.	38,578	2,636,421
Ross Stores, Inc.	15,482	838,350
The Gap, Inc.	24,670	765,757
Tractor Supply Company	12,885	1,138,519
Ulta Salon Cosmetics & Fragrance, Inc.	17,210	1,691,055
Urban Outfitters, Inc. (I)	14,067	553,677
		11,444,996
Textiles, Apparel & Luxury Goods - 3.4%
Lululemon Athletica, Inc. (I)	9,214	702,383
Michael Kors Holdings, Ltd. (I)	37,212	1,898,928
PVH Corp.	10,594	1,176,040
Under Armour, Inc., Class A (I)	17,819	864,756
		4,642,107
		30,062,518
Consumer Staples - 8.4%
Beverages - 0.5%
Beam, Inc.	4,658	284,557
Brown-Forman Corp., Class B	7,198	455,274
		739,831
Food & Staples Retailing - 4.6%
Costco Wholesale Corp.	22,476	2,219,955
Pricesmart, Inc. (L)	11,042	850,786
Whole Foods Market, Inc.	35,460	3,238,562
		6,309,303
Food Products - 2.1%
McCormick & Company, Inc., Non-
Voting Shares	18,172	1,154,467
Mead Johnson Nutrition Company	15,399	1,014,640
The Hain Celestial Group, Inc. (I)	11,576	627,651
		2,796,758
Household Products - 1.2%
Church & Dwight Company, Inc.	29,990	1,606,564
		11,452,456
Energy - 5.2%
Energy Equipment & Services - 2.1%
Atwood Oceanics, Inc. (I)	17,471	799,997
National Oilwell Varco, Inc.	20,229	1,382,652
Oil States International, Inc. (I)	9,785	700,019
		2,882,668
Oil, Gas & Consumable Fuels - 3.1%
Cabot Oil & Gas Corp.	27,804	1,382,971
Concho Resources, Inc. (I)	14,862	1,197,283
Linn Energy LLC	28,913	1,018,894
Peabody Energy Corp.	25,810	686,804
		4,285,952
		7,168,620
Financials - 5.7%
Capital Markets - 1.9%
KKR & Company LP	46,704	711,302
Lazard, Ltd., Class A (L)	25,887	772,468

Heritage Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Raymond James Financial, Inc.	28,641	$1,103,538
		2,587,308
Commercial Banks - 1.2%
East West Bancorp, Inc.	35,563	764,249
SVB Financial Group (I)	16,511	924,121
		1,688,370
Consumer Finance - 1.5%
Discover Financial Services	52,618	2,028,424
Insurance - 0.5%
Cincinnati Financial Corp. (L)	17,289	677,037
Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A (I)	43,056	856,814
		7,837,953
Health Care - 13.6%
Biotechnology - 4.7%
Alexion Pharmaceuticals, Inc. (I)	23,867	2,238,963
Grifols SA (I)	38,571	1,357,057
Medivation, Inc. (I)	13,616	696,595
Onyx Pharmaceuticals, Inc. (I)	9,199	694,800
Regeneron Pharmaceuticals, Inc. (I)	8,074	1,381,219
		6,368,634
Health Care Equipment & Supplies - 1.7%
IDEXX Laboratories, Inc. (I)	14,952	1,387,546
The Cooper Companies, Inc.	10,730	992,310
		2,379,856
Health Care Providers & Services - 3.8%
Catamaran Corp. (I)	84,261	3,969,536
Express Scripts Holding Company (I)	22,790	1,230,660
		5,200,196
Health Care Technology - 0.8%
Cerner Corp. (I)	14,232	1,104,972
Pharmaceuticals - 2.6%
Perrigo Company (L)	18,210	1,894,386
Watson Pharmaceuticals, Inc. (I)	18,622	1,601,492
		3,495,878
		18,549,536
Industrials - 14.6%
Aerospace & Defense - 2.2%
TransDigm Group, Inc. (L)	13,845	1,887,904
Triumph Group, Inc.	17,307	1,130,147
		3,018,051
Building Products - 0.8%
Fortune Brands Home & Security, Inc. (I)	38,683	1,130,317
Commercial Services & Supplies - 1.6%
Cintas Corp.	20,203	826,303
Stericycle, Inc. (I)	14,913	1,390,936
		2,217,239
Construction & Engineering - 2.2%
Chicago Bridge & Iron Company NV (L)	16,416	760,882
MasTec, Inc. (I)(L)	30,550	761,612
Quanta Services, Inc. (I)	54,260	1,480,755
		3,003,249
Machinery - 3.3%
Chart Industries, Inc. (I)(L)	10,982	732,170

The accompanying notes are an integral part of the financial statements.	108
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Heritage Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Flowserve Corp.	9,469	$1,390,049
Trinity Industries, Inc.	32,812	1,175,326
Valmont Industries, Inc.	9,273	1,266,228
		4,563,773
Road & Rail - 3.4%
Canadian Pacific Railway, Ltd. (L)	12,550	1,275,331
Kansas City Southern	40,070	3,345,044
		4,620,375
Trading Companies & Distributors - 1.1%
United Rentals, Inc. (I)(L)	32,260	1,468,475
		20,021,479
Information Technology - 18.5%
Communications Equipment - 0.5%
Palo Alto Networks, Inc. (I)	14,108	755,060
Computers & Peripherals - 2.4%
Apple, Inc.	3,198	1,704,630
NetApp, Inc. (I)	45,358	1,521,761
		3,226,391
Electronic Equipment, Instruments & Components - 1.4%
Trimble Navigation, Ltd. (I)	32,018	1,914,036
Internet Software & Services - 3.3%
Equinix, Inc. (I)	6,931	1,429,172
LinkedIn Corp., Class A (I)	14,039	1,611,958
Rackspace Hosting, Inc. (I)	19,578	1,454,058
		4,495,188
IT Services - 4.4%
Alliance Data Systems Corp. (I)(L)	26,930	3,898,387
Cognizant Technology
Solutions Corp., Class A (I)	10,087	746,942
Teradata Corp. (I)	22,444	1,389,059
		6,034,388
Semiconductors & Semiconductor Equipment - 2.7%
ARM Holdings PLC	12,092	154,619
Avago Technologies, Ltd.	18,061	571,810
NXP Semiconductor NV (I)(L)	40,510	1,068,249
Xilinx, Inc.	52,109	1,870,713
		3,665,391
Software - 3.8%
CommVault Systems, Inc. (I)	12,260	854,645
NetSuite, Inc. (I)	27,039	1,819,725
Nuance Communications, Inc. (I)(L)	42,886	957,216
Salesforce.com, Inc. (I)	4,692	788,725
Splunk, Inc. (I)	24,712	717,142
		5,137,453
		25,227,907
Materials - 6.7%
Chemicals - 4.7%
Airgas, Inc. (L)	16,329	1,490,674
American Vanguard Corp.	17,905	556,308
Cytec Industries, Inc.	11,550	794,987
FMC Corp.	39,503	2,311,716
The Sherwin-Williams Company	8,276	1,273,014
		6,426,699
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	5,259	495,819

Heritage Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining - 1.6%
Carpenter Technology Corp.	29,476	$1,521,846
First Quantum Minerals, Ltd.	31,185	686,904
		2,208,750
		9,131,268
Telecommunication Services - 2.7%
Diversified Telecommunication Services - 0.8%
tw telecom, Inc. (I)(L)	42,782	1,089,658
Wireless Telecommunication Services - 1.9%
SBA Communications Corp., Class A (I)(L)	37,420	2,657,568
TOTAL COMMON STOCKS (Cost $109,590,617)		$ 133,198,963

SECURITIES LENDING COLLATERAL - 10.9%
Securities Lending Collateral - 10.9%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,491,235	14,923,387
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,923,423)		$ 14,923,387

SHORT-TERM INVESTMENTS - 2.9%
Money Market Funds - 2.9%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	3,909,688	3,909,688
TOTAL SHORT-TERM INVESTMENTS (Cost $3,909,688)		$ 3,909,688
Total Investments (Heritage Trust)
(Cost $128,423,728) - 111.2%		$ 152,032,038
Other assets and liabilities, net - (11.2%)		(15,304,734)
TOTAL NET ASSETS - 100.0%		$ 136,727,304

International Core Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.0%
Australia - 6.3%
ALS, Ltd. (L)	64,876	$737,450
Arrium, Ltd.	1,305,017	1,264,468
Australia & New Zealand Banking Group, Ltd.	49,082	1,285,011
BGP Holdings PLC (I)	2,126,418	3
BHP Billiton, Ltd.	55,536	2,168,853
Billabong International, Ltd.	246,078	214,284
BlueScope Steel, Ltd. (I)	442,181	1,622,026
Caltex Australia, Ltd.	5,429	109,416
Commonwealth Bank of Australia	29,623	1,924,233
CSL, Ltd.	65,038	3,674,132
David Jones, Ltd.	17,537	42,984
Dexus Property Group	1,118,088	1,185,516
Downer EDI, Ltd. (I)	6,326	27,229
Goodman Fielder, Ltd. (I)	1,237,863	803,710
Goodman Group	314,318	1,429,953
GPT Group	298,447	1,153,245
Insurance Australia Group, Ltd.	37,010	182,012
Investa Office Fund	329,842	1,028,215
JB Hi-Fi, Ltd. (L)	71,271	770,645
Macquarie Group, Ltd.	42,374	1,575,909
Mirvac Group	718,020	1,118,914
Myer Holdings, Ltd.	143,497	323,734

The accompanying notes are an integral part of the financial statements.	109
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Pacific Brands, Ltd.	424,353	$276,861
Qantas Airways, Ltd. (I)	329,382	517,889
QBE Insurance Group, Ltd.	421,861	4,828,453
Stockland	725,843	2,676,031
Tabcorp Holdings, Ltd.	274,321	876,689
Tatts Group, Ltd.	127,556	401,622
Telstra Corp., Ltd.	1,644,940	7,493,533
Wesfarmers, Ltd.	17,048	657,854
Westpac Banking Corp.	183,664	5,021,082
		45,391,956
Austria - 0.7%
Andritz AG	12,738	818,394
Austriamicrosystems AG	1,604	172,014
OMV AG	53,689	1,949,556
Raiffeisen Bank International AG (L)	11,719	489,866
Voestalpine AG	34,686	1,275,460
		4,705,290
Belgium - 1.8%
Ageas	64,139	1,913,632
Anheuser-Busch InBev NV	101,468	8,867,148
Belgacom SA (L)	46,403	1,367,799
Delhaize Group SA	19,622	785,963
		12,934,542
Canada - 3.4%
Agrium, Inc.	5,700	568,109
Alimentation Couche Tard, Inc.	8,600	423,040
Bank of Montreal	9,100	556,777
BCE, Inc. (L)	16,400	702,857
Bombardier, Inc.	94,800	358,347
Canadian National Railway Company	24,200	2,197,633
Canadian Natural Resources, Ltd. (L)	97,700	2,813,037
Canadian Oil Sands, Ltd.	14,200	287,940
Canadian Pacific Railway, Ltd.	7,100	720,207
Canadian Tire Corp., Ltd. (L)	4,400	306,899
Dollarama, Inc.	7,200	426,846
Encana Corp. (L)	121,300	2,397,465
First Quantum Minerals, Ltd.	79,500	1,751,126
Husky Energy, Inc. (L)	40,900	1,208,867
Magna International, Inc.	4,200	209,768
Methanex Corp.	11,400	363,076
Metro, Inc. (L)	19,600	1,247,882
Research In Motion, Ltd. (I)(L)	185,500	2,200,563
Royal Bank of Canada (L)	38,300	2,305,624
Sherritt International Corp.	51,600	298,281
Sun Life Financial, Inc. (L)	104,600	2,772,999
Teck Resources, Ltd.	14,300	519,699
		24,637,042
China - 0.1%
AAC Technologies Holdings, Inc.	13,000	45,797
China Minzhong Food Corp., Ltd. (I)(L)	200,000	133,509
Yangzijiang Shipbuilding Holdings, Ltd.	460,000	364,435
		543,741
Denmark - 1.1%
Coloplast A/S	7,640	374,439
GN Store Nord A/S	12,502	183,385
Novo Nordisk A/S, Class B	43,410	7,089,714
		7,647,538
Finland - 0.8%
Kone OYJ	1,431	105,962

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Neste Oil OYJ (L)	41,985	$547,414
Nokia OYJ (L)	1,049,062	4,125,539
Nokian Renkaat OYJ	9,906	398,604
Sampo OYJ	3,608	116,670
Tieto OYJ	4,301	85,190
		5,379,379
France - 11.4%
Air France KLM (I)	201,746	1,919,514
Arkema SA	19,447	2,044,742
AXA SA	67,337	1,217,989
BNP Paribas SA	63,119	3,557,838
Bouygues SA	17,062	503,099
Cie Generale d’Optique
Essilor International SA	14,033	1,422,812
Cie Generale des Etablissements Michelin	11,630	1,102,558
European Aeronautic Defence &
Space Company NV	36,922	1,447,096
France Telecom SA	172,836	1,935,522
GDF Suez	25,092	516,993
L’Oreal SA	6,575	918,463
Lafarge SA	10,305	660,325
Lagardere SCA	37,293	1,266,274
Peugeot SA (I)(L)	286,021	2,120,315
Rallye SA	7,602	255,396
Remy Cointreau SA	1,866	203,994
Renault SA	81,170	4,478,305
Safran SA	12,756	556,616
Sanofi	226,441	21,474,581
Societe Generale SA (I)	27,475	1,033,451
Total SA	551,365	28,537,297
Vivendi SA	161,962	3,647,330
Zodiac Aerospace	11,833	1,321,547
		82,142,057
Germany - 6.5%
Adidas AG	16,983	1,513,494
Allianz SE	5,403	748,514
Aurubis AG	24,166	1,718,743
Bayer AG	76,774	7,290,653
Beiersdorf AG	5,689	464,847
Continental AG	10,088	1,167,232
Deutsche Bank AG	15,306	666,845
Deutsche Lufthansa AG	87,499	1,644,669
Deutsche Post AG	52,038	1,141,054
Duerr AG	12,468	1,113,197
E.ON AG	691,158	12,871,146
Lanxess AG	15,578	1,362,399
Leoni AG	27,980	1,056,253
Muenchener Rueckversicherungs AG	17,599	3,159,789
RWE AG	108,631	4,484,584
Salzgitter AG	19,538	1,018,132
SAP AG	48,585	3,891,976
Suedzucker AG	40,597	1,661,173
		46,974,700
Greece - 0.3%
OPAP SA	154,651	1,107,792
Public Power Corp. SA (I)	99,177	776,791
		1,884,583
Hong Kong - 1.0%
Cheung Kong Holdings, Ltd.	51,000	789,422
Esprit Holdings, Ltd. (L)	726,815	1,018,114
Galaxy Entertainment Group, Ltd. (I)	270,000	1,075,216

The accompanying notes are an integral part of the financial statements.	110
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Henderson Land Development Company, Ltd.	15,000	$106,852
Hong Kong & China Gas Company, Ltd.	492	1,349
Melco International Development, Ltd.	51	61
New World Development Company, Ltd.	86,000	135,192
Noble Group, Ltd.	707,000	681,756
Pacific Basin Shipping, Ltd.	757,000	430,250
Sun Hung Kai Properties, Ltd.	28,000	424,064
Swire Pacific, Ltd.	94,000	1,168,129
The Link REIT	37,000	185,292
Wharf Holdings, Ltd.	17,000	134,621
Xinyi Glass Holdings Company, Ltd.	38,000	23,922
Yue Yuen Industrial Holdings, Ltd.	184,782	623,806
		6,798,046
Ireland - 0.8%
C&C Group PLC	92,317	567,880
CRH PLC	91,070	1,889,782
DCC PLC	22,458	716,686
Kerry Group PLC	29,953	1,589,935
Paddy Power PLC	14,885	1,226,895
		5,991,178
Israel - 0.2%
Africa Israel Investments, Ltd. (I)	52,914	107,184
Mellanox Technologies, Ltd. (I)	13,025	784,039
Partner Communications Company, Ltd.	22,156	133,452
		1,024,675
Italy - 5.6%
A2A SpA	405,035	234,955
Azimut Holding SpA	33,789	487,538
Enel SpA	3,009,284	12,519,775
Eni SpA	429,568	10,597,245
Exor SpA	6,664	167,908
Fiat Industrial SpA	117,204	1,285,081
Fiat SpA (I)	219,018	1,106,291
Finmeccanica SpA (I)	439,526	2,547,260
Impregilo SpA	119,120	558,806
Intesa Sanpaolo RSP	94,257	133,710
Intesa Sanpaolo SpA	610,661	1,056,445
Lottomatica SpA	4,898	111,462
Luxottica Group SpA	11,120	462,048
Mediolanum SpA	163,687	833,322
Pirelli & C. SpA	147,130	1,688,018
Recordati SpA	39,684	363,586
Telecom Italia RSP	2,249,455	1,780,000
Telecom Italia SpA	3,208,944	2,900,631
Terna Rete Elettrica Nazionale SpA	171,668	687,495
Tod’s SpA	7,523	959,175
		40,480,751
Japan - 22.0%
ABC-MART, Inc.	3,000	130,418
Accordia Golf Company, Ltd. (L)	692	643,324
Advance Residence Investment Corp.	240	490,960
Advantest Corp.	46,400	732,287
Aeon Company, Ltd.	241,600	2,761,624
Anritsu Corp.	100,000	1,188,277
Astellas Pharma, Inc.	95,626	4,295,643
Credit Saison Company, Ltd.	43,700	1,092,792
Daikyo, Inc.	409,000	1,115,638
Daito Trust Construction Company, Ltd.	51,300	4,827,442
Daiwabo Holdings Company, Ltd.	49,000	100,410
Dena Company, Ltd.	59,500	1,956,411
DIC Corp.	202,000	374,494

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Eisai Company, Ltd.	34,920	$1,458,059
Fast Retailing Company, Ltd.	5,300	1,346,059
Fuji Electric Company, Ltd.	179,000	441,584
Fuji Heavy Industries, Ltd.	126,884	1,597,630
Fuji Oil Company, Ltd.	11,200	161,939
Gunze, Ltd.	92,000	240,439
Hanwa Company, Ltd.	88,000	344,628
Haseko Corp. (I)	1,301,000	1,025,187
Hikari Tsushin, Inc.	17,100	659,352
Inpex Corp.	203	1,083,381
Isuzu Motors, Ltd.	213,000	1,268,809
ITOCHU Corp.	367,800	3,882,450
J Trust Company, Ltd. (L)	9,900	168,211
Japan Tobacco, Inc.	125,600	3,540,875
JFE Holdings, Inc.	99,100	1,868,311
Juki Corp. (I)(L)	106,000	153,064
JX Holdings, Inc.	989,100	5,570,840
K’s Holding Corp. (L)	55,500	1,408,590
Kajima Corp.	634,000	2,093,976
Kakaku.com, Inc.	17,500	576,257
Kao Corp.	55,650	1,449,928
Kawasaki Kisen Kaisha, Ltd. (I)	978,000	1,495,545
KDDI Corp.	95,395	6,738,226
Kinugawa Rubber Industrial Company, Ltd.	70,000	440,319
Kobe Steel, Ltd. (I)	361,000	460,959
Kohnan Shoji Company, Ltd. (L)	29,700	362,142
Kurimoto, Ltd.	55,000	195,512
Lawson, Inc.	21,400	1,454,630
Leopalace21 Corp. (I)(L)	222,300	920,387
Look, Inc. (L)	58,000	247,240
Marubeni Corp.	379,176	2,717,210
Mazda Motor Corp. (I)	760,512	1,552,983
Medipal Holdings Corp.	59,900	659,995
MEIJI Holdings Company, Ltd.	7,800	338,075
Misawa Homes Company, Ltd.	2,700	39,687
Mitsubishi Chemical Holdings Corp.	373,500	1,863,089
Mitsubishi Corp.	247,005	4,747,860
Mitsui & Company, Ltd.	118,900	1,778,778
Mitsui Engineering &
Shipbuilding Company, Ltd.	363,000	560,092
Mitsui Mining & Smelting Company, Ltd.	342,000	844,094
Mitsui O.S.K. Lines, Ltd.	485,000	1,445,302
Mizuho Financial Group, Inc.	1,994,600	3,649,406
Namco Bandai Holdings, Inc.	59,400	770,361
Nikon Corp.	44,700	1,319,702
Nintendo Company, Ltd.	12,400	1,323,083
Nippon Light Metal
Holdings Company, Ltd. (I)	529,000	626,199
Nippon Paper Group, Inc. (L)	77,100	1,071,785
Nippon Steel Corp.	492,000	1,210,215
Nippon Telegraph & Telephone Corp.	164,900	6,926,827
Nippon Yusen KK	575,000	1,353,251
Nipro Corp. (L)	87,700	618,584
Nitori Holdings Company, Ltd.	19,550	1,431,209
Nitto Denko Corp.	12,300	605,166
North Pacific Bank Ltd. (I)	82,500	231,329
NTT DOCOMO, Inc.	1,327	1,905,769
Obayashi Corp.	265,000	1,491,647
OKI Electric Industry Company, Ltd. (I)	281,428	342,329
Ono Pharmaceutical Company, Ltd.	16,400	836,902
Orient Corp. (I)	116,500	444,870
Penta-Ocean Construction Company, Ltd. (L)	297,000	803,050
Point, Inc.	24,660	899,221

The accompanying notes are an integral part of the financial statements.	111
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Resona Holdings, Inc.	1,081,600	$4,903,775
Ricoh Company, Ltd. (L)	118,000	1,253,627
Round One Corp.	106,000	605,457
Ryohin Keikaku Company, Ltd.	19,400	1,083,601
Sankyo Company, Ltd.	32,500	1,286,027
Seven & I Holdings Company, Ltd.	31,500	886,566
Seven Bank, Ltd.	68,500	180,436
Shinko Electric Industries Company, Ltd. (L)	71,900	567,931
Softbank Corp.	107,000	3,915,316
Sojitz Corp.	802,100	1,186,572
Sumitomo Corp.	357,600	4,583,639
Sumitomo Light Metal Industries, Ltd.	400,000	388,155
Sumitomo Mitsui Financial Group, Inc.	23,500	853,732
SxL Corp. (I)(L)	212,000	354,601
Taisei Corp.	672,000	2,221,530
Taiyo Yuden Company, Ltd. (L)	68,100	602,673
Takeda Pharmaceutical Company, Ltd.	157,711	7,048,043
The Daiei, Inc. (I)	4,550	10,478
Tokyo Electric Power Company, Inc. (I)	140,200	336,031
Tokyo Gas Company, Ltd.	76,000	347,469
Tokyo Tatemono Company, Ltd.	303,000	1,555,963
TonenGeneral Sekiyu KK	68,867	593,424
Tosoh Corp.	166,000	399,066
Toyota Motor Corp.	127,300	5,941,927
Toyota Tsusho Corp.	129,500	3,197,363
Tsugami Corp.	71,000	462,210
Unicharm Corp.	9,700	504,947
Unitika, Ltd. (I)	519,000	283,950
UNY Company, Ltd.	150,300	1,116,260
USS Company, Ltd.	10,080	1,044,838
Wacom Company, Ltd.	248	647,279
Yamada Denki Company, Ltd. (L)	80,630	3,109,320
		158,244,525
Jersey, C.I. - 0.1%
Randgold Resources, Ltd.	8,740	861,379
Netherlands - 3.6%
Aegon NV	330,151	2,103,989
ASML Holding NV	35,917	2,325,254
CSM NV	34,335	738,341
Delta Lloyd NV	22,272	370,660
Gemalto NV	12,376	1,120,475
ING Groep NV (I)	184,959	1,768,706
Koninklijke BAM Groep NV	195,375	851,110
Koninklijke Philips Electronics NV	14,140	379,352
Koninklijke Vopak NV	5,140	362,420
PostNL NV (I)	26,715	105,354
Royal Dutch Shell PLC, B Shares	182,969	6,475,702
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	246,024	8,693,142
SNS REAAL NV (I)(L)	69,081	95,768
Wereldhave NV	10,685	688,735
		26,079,008
New Zealand - 0.6%
Chorus, Ltd.	250,753	611,689
Fletcher Building, Ltd.	186,147	1,302,545
Telecom Corp. of New Zealand, Ltd.	1,410,714	2,667,851
		4,582,085
Norway - 0.4%
Aker Solutions ASA	40,379	830,922
Norwegian Air Shuttle ASA (I)	1,101	28,570
Petroleum Geo-Services ASA	26,384	456,497

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Norway (continued)
STX OSV Holdings, Ltd.	160,000	$172,418
TGS-NOPEC Geophysical Company ASA	40,899	1,340,272
		2,828,679
Portugal - 0.3%
EDP - Energias de Portugal SA	680,190	2,044,574
Singapore - 1.4%
Ezion Holdings, Ltd.	240,000	334,891
Ezra Holdings, Ltd. (I)	587,000	555,547
Golden Agri-Resources, Ltd.	6,148,000	3,309,693
Liongold Corp., Ltd. (I)	446,000	399,973
Singapore Press Holdings, Ltd.	367,000	1,214,224
Singapore Telecommunications, Ltd.	1,533,210	4,169,650
Venture Corp., Ltd.	35,000	231,571
		10,215,549
Spain - 6.7%
Abengoa SA	35,802	113,631
Amadeus IT Holding SA, A Shares	14,847	372,575
Banco Bilbao Vizcaya Argentaria SA	513,823	4,717,072
Banco Santander SA	1,723,771	13,898,911
Distribuidora Internacional de Alimentacion SA	149,200	958,704
Fomento de Construcciones y Contratas SA (L)	22,920	283,820
Gas Natural SDG SA	204,915	3,747,052
Grifols SA (I)(L)	60,532	2,129,719
Iberdrola SA (L)	767,977	4,282,536
Inditex SA	25,019	3,505,108
Repsol SA	140,754	2,890,618
Telefonica SA	818,280	11,111,207
		48,010,953
Sweden - 0.9%
Boliden AB	65,385	1,242,780
Investor AB, B Shares	68,183	1,788,321
NCC AB, B Shares	30,358	639,564
Skandinaviska Enskilda Banken AB, Series A	58,200	496,305
Svenska Handelsbanken AB, Class A	26,335	943,582
Swedbank AB, Class A	74,136	1,458,877
		6,569,429
Switzerland - 1.9%
Cie Financiere Richemont SA	6,790	542,952
Novartis AG	74,477	4,715,252
Roche Holdings AG	13,503	2,750,897
Swiss Life Holding	982	131,061
Swiss Re, Ltd.	23,167	1,690,826
Syngenta AG	793	319,883
Wolseley PLC	46,761	2,222,602
Zurich Insurance Group AG	3,447	921,699
		13,295,172
United Kingdom - 18.1%
Aberdeen Asset Management PLC	194,539	1,153,591
Admiral Group PLC	12,967	248,304
Aegis Group PLC	100,160	382,684
Aggreko PLC	46,800	1,342,150
ARM Holdings PLC	19,824	253,488
Ashtead Group PLC	21,621	153,423
AstraZeneca PLC	368,308	17,411,899
Aviva PLC	208,036	1,255,871
Babcock International Group PLC	32,537	504,933
BAE Systems PLC	1,026,304	5,638,491
Barclays PLC	2,413,172	10,421,000
BBA Aviation PLC	12,288	44,466
BP PLC, ADR	2,494,061	17,280,754

The accompanying notes are an integral part of the financial statements.	112
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Bunzl PLC	47,956	$783,015
Croda International PLC	6,679	258,760
Darty PLC	208,997	193,371
Diageo PLC	317,369	9,239,412
Dixons Retail PLC (I)(L)	2,165,141	1,004,136
Drax Group PLC	152,164	1,345,901
easyJet PLC	41,095	516,639
Fenner PLC	48,306	308,347
FirstGroup PLC	275,068	941,993
GlaxoSmithKline PLC	330,347	7,172,357
Halfords Group PLC	10,643	57,765
Hargreaves Lansdown PLC	8,545	94,954
Home Retail Group PLC (L)	753,349	1,554,844
IMI PLC	55,391	985,172
Intercontinental Hotels Group PLC	26,325	740,303
Intertek Group PLC	9,172	462,874
ITV PLC	561,872	963,908
Lancashire Holdings, Ltd.	35,525	447,719
Lloyds Banking Group PLC (I)	6,358,237	5,094,714
Micro Focus International PLC	5,069	48,821
Next PLC	71,063	4,386,060
Persimmon PLC	16,798	221,838
Playtech, Ltd.	73,371	517,517
Premier Foods PLC (I)	113,626	208,493
Prudential PLC	192,930	2,692,006
Reed Elsevier PLC	20,003	210,029
Rio Tinto PLC	218,287	12,720,119
Rockhopper Exploration PLC (I)	99,073	251,106
Rolls-Royce Holdings PLC	208,008	2,997,033
Royal Bank of Scotland Group PLC (I)	217,759	1,172,823
SABMiller PLC	42,382	1,994,839
Spectris PLC	30,272	1,014,000
SSE PLC	38,666	893,613
Standard Life PLC	27,373	146,208
Telecity Group PLC	18,344	240,478
Thomas Cook Group PLC (I)	883,663	699,602
Trinity Mirror PLC (I)	12,106	18,670
Tullett Prebon PLC	26,080	108,209
Vodafone Group PLC	2,798,672	7,038,285
WH Smith PLC	33,767	377,086
Whitbread PLC	9,465	377,337
William Hill PLC	305,164	1,733,218
WPP PLC	122,228	1,776,862
		130,101,490
TOTAL COMMON STOCKS (Cost $665,757,639)	$ 689,368,321

PREFERRED SECURITIES - 0.9%
Germany - 0.9%
Henkel AG & Company KgaA	27,377	2,248,287
Porsche Automobil Holding SE	48,422	3,945,739
		6,194,026
TOTAL PREFERRED SECURITIES (Cost $4,671,359)	$ 6,194,026

RIGHTS - 0.0%
Repsol SA (Expiration Date: 01/15/2013; Strike
Price: EUR 0.482) (I)	140,754	85,834
TOTAL RIGHTS (Cost $88,028)	$ 85,834

International Core Trust (continued)
	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL - 5.0%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,630,140	36,328,260
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,328,518)	$ 36,328,260

SHORT-TERM INVESTMENTS - 2.5%
Money Market Funds - 2.5%
State Street Institutional Treasury Money
Market Fund, 0.0000% (Y)	18,064,512	18,064,512
TOTAL SHORT-TERM INVESTMENTS (Cost $18,064,512)		$ 18,064,512
Total Investments (International Core Trust)
(Cost $724,910,056) - 104.4%		$ 750,040,953
Other assets and liabilities, net - (4.4%)		(31,877,631)
TOTAL NET ASSETS - 100.0%		$ 718,163,322

International Growth Stock Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 89.3%
Australia - 5.1%
BHP Billiton, Ltd.	137,975	$5,388,351
Brambles, Ltd.	1,152,649	9,172,933
CSL, Ltd.	96,836	5,470,467
WorleyParsons, Ltd.	232,078	5,725,182
		25,756,933
Belgium - 2.3%
Anheuser-Busch InBev NV	131,448	11,487,059
Brazil - 1.7%
Banco Bradesco SA, ADR	503,554	8,746,733
Canada - 8.3%
Agrium, Inc.	47,930	4,777,099
Canadian National Railway Company	46,934	4,262,138
Canadian Natural Resources, Ltd.	120,419	3,467,176
Cenovus Energy, Inc.	139,439	4,666,658
CGI Group, Inc. (I)	178,860	4,124,910
Fairfax Financial Holdings, Ltd.	13,909	5,013,644
Potash Corp. of Saskatchewan, Inc.	141,999	5,778,747
Suncor Energy, Inc.	303,713	9,987,385
		42,077,757
China - 3.7%
Baidu, Inc., ADR (I)	83,779	8,402,196
CNOOC, Ltd.	1,853,000	4,068,737
Industrial & Commercial Bank of China, Ltd.,
H Shares	8,408,000	6,063,582
		18,534,515
Denmark - 1.0%
Novo Nordisk A/S, Class B	30,149	4,923,930
France - 4.5%
Cap Gemini SA	78,375	3,415,572
Eutelsat Communications	99,263	3,295,904
L’Oreal SA	25,374	3,544,498
Publicis Groupe SA	108,438	6,497,143
Schneider Electric SA	81,999	6,115,775
		22,868,892

The accompanying notes are an integral part of the financial statements.	113
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany - 5.9%
Adidas AG	91,521	$8,156,186
Deutsche Boerse AG	66,335	4,048,821
Fresenius Medical Care AG &
Company KGaA	72,870	5,034,748
SAP AG	155,203	12,432,774
		29,672,529
Hong Kong - 3.5%
China Mobile, Ltd.	526,000	6,161,486
Galaxy Entertainment Group, Ltd. (I)	1,425,000	5,674,751
Hutchison Whampoa, Ltd.	537,000	5,696,658
		17,532,895
Ireland - 0.6%
Shire PLC	92,764	2,849,060
Israel - 1.7%
Teva Pharmaceutical Industries, Ltd., ADR	233,854	8,732,108
Japan - 5.3%
Canon, Inc.	53,400	2,094,464
Denso Corp.	102,300	3,559,521
FANUC Corp.	26,000	4,835,060
Keyence Corp.	25,900	7,148,168
Komatsu, Ltd.	105,900	2,709,925
Toyota Motor Corp.	133,300	6,221,987
		26,569,125
Mexico - 3.6%
America Movil SAB de CV, Series L, ADR	248,130	5,741,728
Fomento Economico Mexicano SAB
de CV, ADR	42,681	4,297,977
Grupo Televisa SAB, ADR	313,781	8,340,299
		18,380,004
Netherlands - 2.4%
Royal Dutch Shell PLC, B Shares	167,530	5,929,279
Unilever NV	164,619	6,211,694
		12,140,973
Russia - 0.5%
Gazprom OAO, (London Exchange), ADR	270,341	2,592,266
Singapore - 3.3%
Avago Technologies, Ltd.	148,600	4,704,676
Keppel Corp., Ltd.	755,200	6,862,112
United Overseas Bank, Ltd.	296,000	4,848,015
		16,414,803
South Korea - 2.5%
Hyundai Mobis (I)	25,848	7,010,667
NHN Corp. (I)	25,723	5,484,860
		12,495,527
Spain - 1.1%
Amadeus IT Holding SA, A Shares	228,190	5,726,261
Sweden - 4.4%
Investment AB Kinnevik	153,657	3,210,702
Investor AB, B Shares	225,515	5,914,865
Swedbank AB, Class A	257,958	5,076,199
Telefonaktiebolaget LM Ericsson, B Shares	368,343	3,704,891
Volvo AB, Series B	306,535	4,227,024
		22,133,681
Switzerland - 8.9%
ABB, Ltd. (I)	267,675	5,557,978
Informa PLC	600,107	4,439,565
Julius Baer Group, Ltd. (I)	142,564	5,129,259

International Growth Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Nestle SA	114,859	$7,485,833
Novartis AG	84,966	5,379,326
Roche Holdings AG	43,364	8,834,327
Syngenta AG	20,026	8,078,149
		44,904,437
Taiwan - 1.1%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,645,000	5,505,671
Turkey - 1.0%
Akbank TAS	1,071,891	5,300,055
United Kingdom - 16.9%
BG Group PLC	429,014	7,193,821
British American Tobacco PLC	168,696	8,547,831
British Sky Broadcasting Group PLC	423,544	5,290,869
Centrica PLC	834,532	4,533,506
Compass Group PLC	1,002,676	11,858,409
Imperial Tobacco Group PLC	256,768	9,915,057
Kingfisher PLC	1,238,780	5,721,786
Next PLC	83,254	5,138,497
Pearson PLC	189,326	3,701,199
Reed Elsevier PLC	1,176,242	12,350,418
Smith & Nephew PLC	486,407	5,382,884
WPP PLC	398,005	5,785,908
		85,420,185
TOTAL COMMON STOCKS (Cost $403,017,252)		$ 450,765,399

PREFERRED SECURITIES - 1.8%
Germany - 1.8%
Volkswagen AG	39,250	8,929,604
TOTAL PREFERRED SECURITIES (Cost $6,732,867)		$ 8,929,604

SHORT-TERM INVESTMENTS - 8.7%
Money Market Funds - 8.7%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	$ 43,999,311	43,999,311
TOTAL SHORT-TERM INVESTMENTS (Cost $43,999,311)		$ 43,999,311
Total Investments (International Growth Stock Trust)
(Cost $453,749,430) - 99.8%		$ 503,694,314
Other assets and liabilities, net - 0.2%		1,006,074
TOTAL NET ASSETS - 100.0%		$ 504,700,388

International Small Company Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 100.7%
Australia - 6.1%
Acrux, Ltd.	3,416	$10,221
Aditya Birla Minerals, Ltd.	16,006	8,283
AED Oil, Ltd. (I)	17,758	2,674
AJ Lucas Group, Ltd. (I)	6,337	8,391
Alkane Resources, Ltd. (I)	4,753	3,438
Alliance Resources, Ltd. (I)	22,348	4,378
Amalgamated Holdings, Ltd.	8,898	62,882
APN News & Media, Ltd.	27,123	7,265
Arafura Resources, Ltd. (I)	20,511	3,887

The accompanying notes are an integral part of the financial statements.	114
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
ARB Corp., Ltd.	6,954	$78,929
Aristocrat Leisure, Ltd.	27,834	92,567
ASG Group, Ltd.	16,688	9,905
Ausdrill, Ltd.	38,430	115,144
Ausenco, Ltd.	7,289	24,309
Austal, Ltd. (I)	23,155	13,568
Austbrokers Holdings, Ltd.	4,308	38,770
Austin Engineering, Ltd.	7,179	32,104
Australian Agricultural Company, Ltd. (I)	12,266	14,822
Automotive Holdings Group	33,552	115,958
AWE, Ltd. (I)	36,008	46,044
Bandanna Energy, Ltd. (I)	1,544	409
Beach Energy, Ltd.	136,945	214,221
Beadell Resources, Ltd. (I)	37,445	38,999
Billabong International, Ltd.	15,622	13,604
Blackmores, Ltd.	1,382	48,314
Bradken, Ltd.	10,103	58,454
Brickworks, Ltd.	1,798	21,553
BT Investment Management, Ltd.	3,141	7,721
Buru Energy, Ltd. (I)	14,448	36,578
Cabcharge Australia, Ltd.	9,047	41,767
Cape Lambert Iron Ore, Ltd. (I)	61,857	18,206
Cardno, Ltd.	3,023	22,123
Carnarvon Petroleum, Ltd. (I)	56,316	4,242
Chandler Macleod, Ltd.	23,343	12,284
Citigold Corp., Ltd. (I)	12,839	748
Clough, Ltd.	20,047	19,438
Coal of Africa, Ltd. (I)	28,467	6,902
Coalspur Mines, Ltd. (I)	22,551	17,410
Cockatoo Coal, Ltd. (I)	84,085	10,279
Coffey International, Ltd. (I)	25,659	8,834
Compass Resources, Ltd. (I)	15,577	0
CSG, Ltd.	23,845	14,266
CSR, Ltd.	40,665	83,458
CuDeco, Ltd. (I)	8,580	38,672
Cue Energy Resources, Ltd. (I)	5,000	725
Deep Yellow, Ltd. (I)	57,118	3,628
Devine, Ltd.	8,467	6,378
Discovery Metals, Ltd. (I)	22,724	39,073
DuluxGroup, Ltd.	21,139	83,303
DWS Advanced Business Solutions, Ltd.	12,684	20,179
Elders, Ltd. (I)	48,521	5,899
Emeco Holdings, Ltd.	61,822	39,270
Energy World Corp., Ltd. (I)	75,962	29,648
Enero Group, Ltd. (I)	5,001	1,797
Envestra, Ltd.	85,048	83,269
Evolution Mining, Ltd. (I)	26,424	47,866
Fantastic Holdings, Ltd.	4,687	15,405
FKP Property Group	19,106	22,686
Fleetwood Corp., Ltd.	5,216	53,517
FlexiGroup, Ltd.	15,968	61,738
Flinders Mines, Ltd. (I)	102,814	7,607
Focus Minerals, Ltd. (I)	124,710	4,036
Gindalbie Metals, Ltd. (I)	51,157	13,422
Goodman Fielder, Ltd. (I)	209,597	136,085
Grange Resources Corp., Ltd.	101,992	38,346
Gryphon Minerals, Ltd. (I)	17,464	9,482
GUD Holdings, Ltd.	6,387	57,445
Gujarat NRE Coking Coal, Ltd. (I)	3,510	602
Gunns, Ltd. (I)	91,122	15,140
GWA International, Ltd.	18,833	45,413
Hastie Group, Ltd. (I)	2,492	414
Hillgrove Resources Ltd. (I)	71,641	7,898

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Hills Industries, Ltd.	29,039	$27,124
Horizon Oil, Ltd. (I)	90,132	40,896
Icon Energy, Ltd. (I)	53,263	13,107
iiNET, Ltd.	7,036	33,540
Imdex, Ltd.	15,820	28,275
IMFAustralia, Ltd.	10,109	17,163
Independence Group NL	16,664	81,223
Indophil Resources NL (I)	145,281	36,163
Infigen Energy (I)	81,696	21,396
Integra Mining, Ltd. (I)	58,809	30,565
International Ferro Metals, Ltd. (I)	24,339	3,865
Intrepid Mines, Ltd. (I)	32,053	7,122
Invocare, Ltd.	7,061	64,708
IOOF Holdings, Ltd.	18,395	139,602
Iress, Ltd.	5,989	51,693
Ivanhoe Australia, Ltd. (I)	7,998	4,252
JB Hi-Fi, Ltd. (L)	5,227	56,519
Kagara, Ltd. (I)	48,216	6,008
Karoon Gas Australia, Ltd. (I)	6,513	36,623
Kingsgate Consolidated, Ltd.	8,151	38,213
Linc Energy, Ltd. (I)	22,798	28,220
M2 Telecommunications Group, Ltd.	14,009	61,226
Macmahon Holdings, Ltd.	112,440	26,603
Matrix Composites & Engineering, Ltd.	1,943	3,759
McMillan Shakespeare, Ltd.	4,446	64,440
McPherson’s, Ltd.	6,941	14,401
Medusa Mining, Ltd.	7,559	43,600
Mermaid Marine Australia, Ltd.	14,850	53,265
Metals X, Ltd. (I)(L)	140,431	21,368
Mincor Resources NL	19,890	20,729
Mineral Deposits, Ltd. (I)	4,722	19,394
Mirabela Nickel, Ltd. (I)	61,772	31,782
Molopo Energy, Ltd. (I)	5,287	1,547
Mount Gibson Iron, Ltd.	10,942	9,744
Myer Holdings, Ltd. (L)	45,216	102,009
Nexus Energy, Ltd. (I)	112,125	18,280
NIB Holdings, Ltd.	43,000	90,079
Nido Petroleum, Ltd. (I)	140,525	4,025
NRW Holdings, Ltd.	18,377	36,883
Nufarm, Ltd.	8,958	54,383
Oakton, Ltd.	7,538	9,986
OceanaGold Corp. (I)	21,200	60,742
OrotonGroup, Ltd.	3,034	21,758
Otto Energy, Ltd. (I)	63,569	6,373
Pacific Brands, Ltd.	68,225	44,512
Pan Pacific Petroleum NL	39,039	3,814
Panoramic Resources, Ltd.	21,653	11,050
PaperlinX, Ltd. (I)	67,848	5,244
Peet, Ltd. (I)	9,595	11,130
Perilya, Ltd. (I)	61,419	21,900
Perpetual, Ltd.	2,322	84,558
Perseus Mining, Ltd. (I)	29,724	65,509
Pharmaxis, Ltd. (I)	25,383	32,734
PMP, Ltd.	32,750	4,948
Premier Investments, Ltd.	4,278	29,191
Prime Retirement & Aged
Care Property Trust (I)	14,396	0
Programmed Maintenance Services, Ltd.	12,923	25,677
Ramelius Resources, Ltd. (I)	2,953	1,377
REA Group, Ltd.	4,597	86,176
Reckon, Ltd.	11,034	27,011
Redflex Holdings, Ltd.	3,279	5,152
Resolute Mining, Ltd.	56,262	97,192

The accompanying notes are an integral part of the financial statements.	115
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Resource Generation, Ltd. (I)	9,069	$2,498
Retail Food Group, Ltd.	6,290	20,818
Ridley Corp., Ltd.	19,156	21,920
Roc Oil Company, Ltd. (I)	64,961	29,469
SAI Global, Ltd.	14,082	62,734
Sandfire Resources Nl (I)	3,643	33,209
Saracen Mineral Holdings, Ltd. (I)	15,052	6,091
Sedgman, Ltd.	11,057	14,429
Servcorp, Ltd.	5,074	18,133
Sigma Pharmaceuticals, Ltd.	207,664	159,691
Silex Systems, Ltd. (I)	1,955	5,898
Silver Lake Resources, Ltd. (I)	20,261	70,601
Sirtex Medical, Ltd.	2,941	40,007
Skilled Group, Ltd.	2,882	7,858
SMS Management & Technology, Ltd.	3,796	18,383
Southern Cross Media Group, Ltd.	58,632	64,383
Specialty Fashion Group, Ltd. (I)	12,034	7,947
St. Barbara, Ltd. (I)	33,049	51,121
Straits Metals, Ltd. (I)	26,265	2,320
STW Communications Group, Ltd.	25,254	29,325
Sundance Resources, Ltd. (I)	164,268	63,573
Super Cheap Auto Group, Ltd.	6,802	70,411
Technology One, Ltd.	17,402	27,268
Ten Network Holdings, Ltd. (I)	108,747	33,167
TFS Corp., Ltd. (I)	19,836	9,237
The Reject Shop, Ltd.	2,561	40,031
Tiger Resources, Ltd. (I)	50,647	15,802
Tox Free Solutions, Ltd.	8,380	25,841
Transfield Services, Ltd.	40,071	82,062
Transpacific Industries Group, Ltd. (I)	18,498	15,119
Troy Resources NL	6,603	25,176
UXC, Ltd.	17,598	19,742
Village Roadshow, Ltd.	23,279	96,663
Virgin Australia Holdings, Ltd. (I)	353,418	154,758
Virgin Australia International Holdings, Ltd. (I)	359,466	1,866
Watpac, Ltd.	11,170	6,945
Webjet, Ltd.	11,954	54,163
Western Areas NL (L)	8,357	39,592
White Energy Company, Ltd. (I)	9,845	2,438
Wide Bay Australia, Ltd.	607	3,914
Windimurra Vanadium, Ltd. (I)	26,337	0
Wotif.com Holdings, Ltd. (L)	6,934	38,442
		5,875,165
Austria - 1.1%
Austria Technologie & Systemtechnik AG	217	2,322
Austriamicrosystems AG	1,784	191,317
CA Immobilien Anlagen AG	722	10,020
Cat Oil AG	3,036	26,961
EVN AG	1,566	24,409
Flughafen Wien AG	1,080	61,661
Frauenthal Holdings AG	62	728
Intercell AG (I)	3,233	7,802
Kapsch Trafficcom AG	191	11,954
Lenzing AG	51	4,601
Mayr-Melnhof Karton AG	551	59,106
Oesterreichische Post AG	4,652	192,441
Palfinger AG	1,137	24,641
RHI AG	2,979	98,234
Rosenbauer International AG	174	10,550
S IMMO AG	1,298	8,234
S&T AG (I)	641	1,962
Schoeller-Bleckmann Oilfield Equipment AG	1,435	150,724
Semperit AG Holding	128	5,276

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Austria (continued)
Wienerberger AG (L)	8,352	$76,942
Zumtobel AG	5,975	79,555
		1,049,440
Bahamas - 0.0%
United International Enterprises	65	11,154
Belgium - 1.3%
Ackermans & Van Haaren NV	1,723	141,963
AGFA Gevaert NV (I)	33,071	57,275
AGFA Gevaert NV - Strip VVP (I)	10,039	13
Arseus NV	1,641	32,973
Banque Nationale de Belgique	9	28,342
Barco NV	780	56,164
Compagnie d’Entreprises CFE	687	39,829
Compagnie Maritime Belge SA	1,387	26,350
D’ieteren SA	3,844	156,117
Deceuninck Plastics NV (I)	7,720	12,039
Econocom Group	4,944	38,892
Elia System Operator SA (I)	534	1
Elia System Operator SA - Strip VVP	2,673	120,767
Euronav NV (I)	2,340	14,077
EVS Broadcast Equipment SA	811	47,846
Exmar NV	836	8,522
Galapagos NV (I)	2,443	51,150
Gimv NV	23	1,157
Kinepolis Group NV (I)	719	78,102
Melexis NV	1,922	32,363
Nyrstar	13,851	85,101
Nyrstar - Strip VVP (I)	5,698	8
Sipef SA	356	27,888
Tessenderlo Chemie NV	1,427	47,145
Tessenderlo Chemie NV - Strip VVP (I)	188	2
ThromboGenics NV (I)	1,612	89,076
Van de Velde NV (I)	356	16,099
		1,209,261
Bermuda - 0.5%
Catlin Group, Ltd.	29,759	240,502
Frontline, Ltd. (I)(L)	3,470	11,534
Golden Ocean Group, Ltd. (I)	34,000	23,999
Hiscox, Ltd.	23,931	174,200
		450,235
Canada - 9.2%
5N Plus, Inc. (I)	3,515	9,470
Aastra Technologies, Ltd	2,000	33,317
Absolute Software Corp. (I)	3,900	19,996
Advantage Oil & Gas, Ltd. (I)	19,100	61,446
Aecon Group, Inc.	5,300	56,746
AG Growth International, Inc.	1,100	34,680
AGF Management, Ltd.	6,598	65,801
Akita Drilling, Ltd.	1,500	15,834
Alexco Resource Corp. (I)	4,800	17,179
Algonquin Power & Utilities Corp.	9,200	63,263
Alliance Grain Traders, Inc.	1,218	15,992
Alterra Power Corp. (I)	15,708	6,790
Altius Minerals Corp. (I)	3,100	30,293
Anderson Energy, Ltd. (I)	8,700	2,055
Angle Energy, Inc. (I)	5,300	19,022
Antrim Energy, Inc. (I)	15,500	8,103
Astral Media, Inc.	4,349	202,126
Atrium Innovations, Inc. (I)	2,400	28,833
ATS Automation Tooling Systems, Inc. (I)	8,247	72,877
Augusta Resource Corp. (I)	8,429	20,592

The accompanying notes are an integral part of the financial statements.	116
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Aura Minerals, Inc. (I)	10,300	$3,210
Aurizon Mines, Ltd. (I)	14,000	48,276
Avalon Rare Metals, Inc. (I)	5,100	7,127
B2Gold Corp. (I)(L)	28,406	101,664
Bankers Petroleum, Ltd. (I)	23,800	76,805
Bellatrix Exploration, Ltd. (I)	6,720	28,847
Birch Mountain Resources, Ltd. (I)	9,200	3
Birchcliff Energy, Ltd. (I)(L)	9,700	72,748
Bird Construction, Inc.	1,500	19,936
Black Diamond Group, Ltd. (L)	2,750	55,431
BlackPearl Resources, Inc. (I)	24,200	73,717
BMTC Group, Inc., Class A (I)	500	7,289
Bonterra Energy Corp.	1,500	68,825
Boralex, Inc. (I)	2,500	23,047
Brigus Gold Corp. (I)(L)	14,000	13,089
Burcon Nutrascience Corp. (I)	2,500	11,637
Calfrac Well Services, Ltd.	2,151	54,170
Calvalley Petroleums, Inc. (I)	10,640	19,254
Canaccord Financial, Inc.
(London Exchange) (L)	1,071	6,176
Canaccord Financial, Inc. (Toronto Exchange)	5,300	35,699
Canada Bread Company, Ltd.	1,260	63,310
Canadian Energy Services & Technology Corp.	2,031	21,643
Canam Group, Inc. (I)	4,200	25,250
Canexus Corp.	300	2,558
Canfor Corp. (I)	16,240	270,694
Canfor Pulp Products, Inc.	2,715	27,895
Cangene Corp. (I)	100	186
Canyon Services Group, Inc.	1,668	19,033
Capital Power Corp.	1,449	33,111
Capstone Infrastructure Corp.	4,454	18,045
Capstone Mining Corp. (I)	23,967	58,068
Cardero Resource Corp. (I)	7,100	2,998
Carpathian Gold, Inc. (I)	24,200	7,664
Cascades, Inc.	6,800	28,029
CCL Industries, Inc.	3,600	155,589
Celestica, Inc. (I)	17,900	145,223
Celtic Exploration, Ltd. (I)	189	4,995
Cequence Energy, Ltd. (I)	2,335	3,380
China Gold
International Resources Corp., Ltd. (I)	12,500	42,852
Chinook Energy, Inc. (I)	3,544	5,131
Churchill Corp.	1,600	13,994
Clarke, Inc.	2,800	13,427
Claude Resources, Inc. (I)	10,900	6,027
Cline Mining Corp. (I)	9,200	555
CML Healthcare, Inc.	7,000	46,728
Cogeco, Inc.	45	1,528
Colabor Group, Inc.	649	5,050
COM DEV International, Ltd. (I)	8,800	28,133
Computer Modelling Group, Ltd.	1,060	22,720
Connacher Oil and Gas, Ltd. (I)	52,700	9,537
Contrans Group, Inc., Class A	2,800	28,149
Corridor Resources, Inc. (I)	4,930	3,519
Cott Corp.	8,900	71,579
Crew Energy, Inc. (I)	11,300	73,728
Davis & Henderson Corp.	4,533	98,252
Deethree Exploration, Ltd. (I)	200	1,309
Delphi Energy Corp. (I)	20,245	23,202
Denison Mines Corp. (I)	33,028	40,841
DirectCash Payments, Inc.	500	11,752
Dorel Industries, Inc., Class B	3,200	115,653
Duluth Metals, Ltd. (I)	8,700	21,604

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Dundee Precious Metals, Inc. (I)	11,000	$93,666
Eastern Platinum, Ltd. (I)	140,500	23,306
Eastmain Resources, Inc. (I)	7,100	5,353
Easyhome, Ltd.	1,446	13,112
Eco Oro Minerals Corp. (I)	7,400	5,356
Enbridge Income Fund Holdings, Inc.	1,765	42,816
Endeavour Silver Corp. (I)	5,307	41,829
Enerflex, Ltd.	4,700	56,606
Energy Fuels, Inc. (I)	36,529	6,427
Enghouse Systems, Ltd.	600	10,556
Entree Gold, Inc. (I)	7,400	3,348
Equitable Group, Inc.	400	13,130
Essential Energy Services, Ltd.	3,768	7,955
Evertz Technologies, Ltd.	1,712	27,297
Excellon Resources, Inc. (I)	2,000	1,126
Exco Technologies, Ltd.	2,900	17,988
Exeter Resource Corp. (I)	230	282
Fairborne Energy, Ltd. (I)	8,600	12,104
Firm Capital Mortgage Investment Corp.	1,100	15,051
First National Financial Corp.	700	13,230
FirstService Corp. (I)	2,400	67,751
Forsys Metals Corp. (I)	400	322
Fortress Paper, Ltd. (I)	900	7,284
Fortuna Silver Mines, Inc. (I)	6,199	25,863
Fortune Minerals, Ltd. (I)	2,450	1,232
Gamehost, Inc.	100	1,277
Genivar, Inc.	1,373	27,330
Glacier Media, Inc.	6,100	10,732
Glentel, Inc.	1,400	25,334
Gluskin Sheff & Associates, Inc.	1,300	19,565
GMP Capital, Inc.	3,026	17,796
Gran Tierra Energy, Inc. (I)	19,353	107,009
Great Canadian Gaming Corp. (I)	3,900	37,443
Great Panther Silver, Ltd. (I)	14,100	21,830
Guyana Goldfields, Inc. (I)	6,600	20,768
Hanfeng Evergreen, Inc. (I)	200	316
Harry Winston Diamond Corp. (I)	7,361	103,455
Heroux-Devtek, Inc.	1,600	14,252
High River Gold Mines, Ltd. (I)	2,191	3,040
Home Capital Group, Inc.	2,200	130,646
Horizon North Logistics, Inc.	5,748	39,699
HudBay Minerals, Inc.	900	9,066
IBI Group, Inc.	900	5,836
IMAX Corp. (I)	2,613	58,659
Imperial Metals Corp. (I)	4,600	55,957
Innergex Renewable Energy, Inc.	5,656	58,852
Insignia Energy, Ltd. (I)	2,410	1,890
International Forest Products, Ltd. (I)	2,050	16,467
International Tower Hill Mines, Ltd. (I)	2,300	5,041
Intertape Polymer Group, Inc.	4,500	36,192
Ivanhoe Energy, Inc. (I)(L)	25,500	18,201
Just Energy Group, Inc. (L)	11,140	106,282
K-Bro Linen, Inc.	600	17,408
KAB Distribution, Inc. (I)	7,076	1
Katanga Mining, Ltd. (I)	87,256	52,633
Keegan Resources, Inc. (I)	6,600	26,209
Killam Properties, Inc.	3,456	43,395
Kimber Resources, Inc. (I)	250	90
Kingsway Financial Services, Inc. (I)	2,025	7,736
Kirkland Lake Gold, Inc. (I)	4,664	27,430
Lake Shore Gold Corp. (I)(L)	24,100	18,171
Laurentian Bank of Canada	2,814	125,155
Le Chateau, Inc. (I)	1,700	6,255

The accompanying notes are an integral part of the financial statements.	117
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Legacy Oil & Gas, Inc. (I)	6,969	$48,062
Leisureworld Senior Care Corp.	1,555	19,619
Leon’s Furniture, Ltd.	5,526	72,165
Linamar Corp.	4,251	99,149
Long Run Exploration, Ltd. (I)	6,886	33,921
MAG Silver Corp. (I)	1,216	12,433
Major Drilling Group International	6,900	67,980
Maple Leaf Foods, Inc. (L)	8,000	96,270
Martinrea International, Inc. (I)	8,593	66,951
Maxim Power Corp. (I)	4,800	13,029
Mega Uranium, Ltd. (I)	24,000	2,895
Mercator Minerals, Ltd. (I)	19,100	9,409
Migao Corp. (L)	3,000	4,494
Minera Andes Acquisition Corp. (I)	12,375	46,902
Mood Media Corp. (I)	6,130	11,524
Morneau Shepell, Inc.	3,098	39,554
Nautilus Minerals, Inc. (I)	24,663	9,670
Newalta, Inc.	5,900	91,937
Norbord, Inc. (I)	940	28,530
Nordion, Inc.	12,578	81,940
North American Palladium, Ltd. (I)(L)	7,400	9,969
Northland Power, Inc.	3,678	69,034
NuVista Energy, Ltd. (I)	9,573	56,493
Oncolytics Biotech, Inc. (I)	4,190	16,807
Paladin Labs, Inc. (I)	700	29,360
Parex Resources, Inc. (I)	663	3,866
Parkland Fuel Corp.	200	3,806
Pason Systems, Inc.	6,600	113,793
Perpetual Energy, Inc. (I)	1,456	1,683
Petrobank Energy & Resources, Ltd. (I)	1,519	18,936
Petrominerales, Ltd. (L)	3,400	29,396
PHX Energy Services Corp.	700	6,453
Pilot Gold, Inc. (I)	3,109	6,657
Pine Cliff Energy, Ltd. (I)	36	32
Platinum Group Metals, Ltd. (I)	5,000	4,072
Polymet Mining Corp. (I)(L)	7,903	7,230
Poseidon Concepts Corp. (L)	3,270	4,602
Premium Brands Holdings Corp.	1,400	24,138
Primero Mining Corp. (I)	369	2,374
Pulse Seismic, Inc.	5,782	15,811
QLT, Inc. (I)	100	784
Queenston Mining, Inc. (I)	5,961	29,245
Questerre Energy Corp. (I)	37,200	26,179
Reitmans Canada, Ltd.	154	1,801
Reitmans Canada, Ltd., Class A	7,000	84,799
Resverlogix Corp. (I)	3,400	5,469
Richelieu Hardware, Ltd.	1,400	52,006
Richmont Mines, Inc. (I)	2,000	6,012
RMP Energy, Inc. (I)	4,700	14,175
Rogers Sugar, Inc.	4,174	25,135
RONA, Inc.	10,343	110,948
RS Technologies, Inc. (I)	152	9
Rubicon Minerals Corp. (I)	15,700	40,248
Russel Metals, Inc.	7,189	199,546
Sabina Gold & Silver Corp. (I)	2,375	6,327
San Gold Corp. (I)	15,200	12,072
Sandvine Corp. (I)	11,600	15,394
Savanna Energy Services Corp.	5,222	37,694
Scorpio Mining Corp. (I)	8,900	9,216
Secure Energy Services, Inc. (I)	3,037	30,288
SEMAFO, Inc.	13,893	47,767
Sherritt International Corp.	23,100	133,533
Shore Gold, Inc. (I)	22,600	4,658

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Sierra Wireless, Inc. (I)	3,200	$25,479
Silver Standard Resources, Inc. (I)	6,000	89,454
Softchoice Corp.	500	6,002
Southern Pacific Resource Corp. (I)	14,216	18,436
SouthGobi Energy Resources, Ltd. (I)	4,900	10,099
Sprott Resource Corp.	9,300	40,671
Sprott Resource Lending Corp.	9,200	14,243
Sprott, Inc.	5,300	21,100
Stantec, Inc. (L)	4,700	187,820
Stella-Jones, Inc.	100	7,704
Student Transportation of America, Ltd. (L)	5,290	32,600
SunOpta, Inc. (I)	6,708	37,765
Superior Plus Corp. (L)	8,000	82,356
Taseko Mines, Ltd. (I)	25,500	77,677
Teranga Gold Corp., ADR (I)	12,432	29,502
The Cash Store Financial Services, Inc.	2,451	8,821
The Descartes Systems Group, Inc. (I)	6,000	55,856
The North West Company, Inc.	2,983	67,145
Theratechnologies, Inc. (I)	3,586	1,136
Timminco, Ltd. (I)	8,700	9
Timmins Gold Corp. (I)	478	1,437
TLC Vision Corp. (I)	3,400	12
TORC Oil & Gas, Ltd.	8,900	20,758
Toromont Industries, Ltd.	5,100	108,183
Torstar Corp.	6,800	53,391
Total Energy Services, Inc.	8,400	126,587
Transcontinental, Inc., Class A	5,983	67,066
TransForce, Inc.	7,918	158,089
TransGlobe Energy Corp. (I)	5,600	52,526
Transition Therapeutics, Inc. (I)	2,700	5,972
Trinidad Drilling, Ltd.	11,797	81,596
Twin Butte Energy, Ltd.	8,287	21,494
Uni-Select, Inc.	1,500	35,649
Valener, Inc.	690	11,134
Vecima Networks, Inc. (I)	2,779	13,829
Virginia Mines, Inc. (I)	600	6,080
Vitran Corp., Inc. (I)	600	2,793
Wajax Corp.	1,300	53,244
Wesdome Gold Mines, Ltd. (I)	8,000	6,836
Whitecap Resources, Inc. (I)	3,906	33,967
Wi-LAN, Inc.	9,800	44,631
Winpak, Ltd.	200	2,966
Xtreme Drilling and Coil Services Corp. (I)	3,452	5,761
YM Biosciences, Inc. (I)	8,152	23,275
Zargon Oil & Gas, Ltd.	1,173	9,882
ZCL Composites, Inc.	3,500	18,086
		8,828,084
Cayman Islands - 0.0%
Endeavour Mining Corp. (I)	19,325	40,216
China - 0.1%
Bund Center Investment, Ltd.	152,000	24,896
Sound Global, Ltd.	51,000	24,430
SunVic Chemical Holdings, Ltd. (I)	26,000	9,427
		58,753
Cyprus - 0.0%
Deep Sea Supply PLC (I)	11,000	19,687
Songa Offshore SE (I)	14,000	18,904
		38,591
Denmark - 0.8%
ALK-Abello A/S	491	33,733
Alm Brand A/S (I)	5,370	13,343

The accompanying notes are an integral part of the financial statements.	118
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Denmark (continued)
Amagerbanken A/S (I)	25,580	$0
Ambu A/S	7	198
Auriga Industries (I)	1,693	26,402
Bang & Olufsen A/S (I)	3,937	47,215
Bavarian Nordic A/S (I)	1,856	16,360
D/S Norden A/S	2,246	65,310
DFDS A/S	33	1,497
East Asiatic Company, Ltd. A/S	1,511	25,468
Genmab A/S (I)	3,300	45,497
IC Companys A/S	807	19,134
Jyske Bank A/S (I)	65	1,814
Lan & Spar Bank A/S	225	10,987
Newcap Holding A/S (I)	7,100	502
NKT Holding A/S	1,339	48,429
Ostjydsk Bank A/S (I)	222	8,945
Ringkjoebing Landbobank A/S	386	52,463
Royal Unibrew A/S	750	65,345
Schouw & Company A/S	1,959	51,647
SimCorp A/S	537	120,209
Solar Holdings A/S	603	27,555
Spar Nord Bank A/S (I)	9,884	45,105
Sydbank A/S (I)	5,133	91,115
Vestjysk Bank A/S (I)	155	354
		818,627
Finland - 2.4%
Ahlstrom OYJ	63	1,102
Alma Media OYJ	4,110	24,790
Amer Sports OYJ	21,685	323,934
Atria PLC	1,021	8,448
Cargotec Corp. OYJ	5,393	142,942
Citycon OYJ	1,542	5,241
Cramo OYJ	2,993	31,489
Elektrobit Corp. (I)	2,752	2,369
F-Secure OYJ	7,159	14,756
Finnair OYJ (I)	3,281	10,284
Finnlines OYJ (I)	4,379	45,103
Fiskars Corp.	3,512	77,459
HKScan OYJ	316	1,511
Huhtamaki OYJ	5,884	95,472
Ilkka-Yhtyma OYJ	1,535	9,808
Kemira OYJ	8,272	130,036
Konecranes OYJ (L)	4,353	147,444
Lannen Tehtaat OYJ	696	13,174
Metsa Board OYJ (I)	44,242	130,329
Olvi OYJ	1,172	30,443
Oriola-KD OYJ	4,895	14,434
Outotec OYJ	3,485	199,404
PKC Group OYJ	1,196	24,633
Poyry OYJ	2,864	11,133
Raisio OYJ	8,267	33,939
Ramirent OYJ	4,765	39,535
Rapala VMC OYJ	2,298	14,752
Rautaruukki OYJ	6,695	54,745
Ruukki Group OYJ (I)	8,977	5,372
Scanfil PLC (I)	3,574	3,873
Sievi Capital PLC	3,574	4,299
Stockmann OYJ ABP, Series B	3,940	70,957
Tieto OYJ	4,223	83,645
Tikkurila OYJ	2,068	40,459
Uponor OYJ	4,437	56,232
Vacon PLC	758	40,419
Vaisala OYJ	206	4,327

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Finland (continued)
YIT OYJ	19,536	$384,350
		2,332,642
France - 3.6%
ABC Arbitrage	1,757	13,461
Alten SA	1,900	65,549
Altran Technologies SA (I)	15,565	118,626
April Group SA	1,212	24,114
Archos SA (I)	313	1,522
Assystem SA	1,693	33,393
Beneteau SA	4,024	43,701
Boiron SA	699	24,113
Bonduelle SCA	67	6,318
Bongrain SA	189	11,435
Bourbon SA	4,600	126,552
Boursorama (I)	743	4,896
Bull SA (I)	11,076	45,809
Cegedim SA (I)	385	9,479
Club Mediterranee SA (I)	1,557	27,993
Compagnie Plastic Omnium SA	1,499	45,221
Derichebourg SA	8,547	36,597
Eiffage SA	168	7,627
Electricite de Strasbourg SA	81	9,652
Esso SAF	197	14,065
Etablissements Maurel et Prom SA	12,266	210,399
Euro Disney SCA (I)	1,445	9,934
Faiveley Transport	97	6,282
Faurecia	333	5,284
Financiere Marc de Lacharriere SA	961	44,000
GameLoft SA (I)	3,348	23,426
GFI Informatique SA	7,671	27,584
GL Events SA	213	4,792
Groupe Steria SA	2,929	55,912
Guerbet SA	129	16,390
Haulotte Group SA (I)	962	6,956
Havas SA	28,316	155,943
Ingenico SA	1,221	69,635
Ipsen SA	822	24,897
IPSOS	2,752	102,579
Jacquet Metal Service	2,200	25,526
Korian	170	3,010
Lafuma SA (I)	323	8,637
Laurent-Perrier SA	215	19,868
Lectra SA	2,262	14,026
LISI SA	69	5,617
Manitou BF SA	1,105	19,141
Manutan International	162	7,187
Maurel & Prom Nigeria (I)	12,266	36,395
Mersen	1,792	51,042
Metropole Television SA	6,834	106,824
Naturex	171	12,857
Neopost SA	3,041	160,799
Nexans SA	2,042	92,852
Nexity SA	3,567	120,254
NicOx SA (I)	4,623	14,485
Norbert Dentressangle SA	449	34,600
NRJ Group	2,727	21,434
Orpea SA	2,102	92,990
PagesJaunes Groupe (I)	3,728	9,245
Parrot SA (I)	1,095	40,790
Pierre & Vacances SA	453	9,643
Rallye SA	2,815	94,573
Recylex SA (I)	3,196	15,640
Robertet SA (I)	135	22,344

The accompanying notes are an integral part of the financial statements.	119
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Rubis SA	1,745	$119,477
Saft Groupe SA	2,392	55,969
Seche Environnement SA	361	13,129
Sechilienne-Sidec SA	1,808	34,405
Sequana SA (I)	1,028	11,154
Societe d’Edition de Canal Plus	4,707	30,844
Societe Internationale de
Plantations d’Heveas SA	50	4,096
Societe Television Francaise 1	3,729	44,265
SOITEC (I)	3,754	13,233
Somfy SA	280	48,347
Sopra Group SA	155	9,969
Spir Communication SA (I)	492	9,107
STEF	956	48,635
Synergie SA	80	733
Technicolor SA (I)	5,354	13,600
Teleperformance SA	5,894	213,609
Theolia SA (I)	4,793	8,487
Toupargel Groupe SA	539	3,938
Transgene SA (I)	1,152	12,369
Trigano SA (I)	1,753	23,617
UBISOFT Entertainment SA (I)	6,111	65,365
Vetoquinol SA	56	1,963
Viel & Compagnie SA	5,712	18,770
Vilmorin & Compagnie SA	681	84,223
Virbac SA	384	75,930
VM Materiaux SA	263	5,235
		3,444,384
Germany - 4.6%
Aareal Bank AG (I)	4,192	87,099
ADVA Optical Networking SE (I)	6,343	33,320
Air Berlin PLC (I)	4,881	9,902
Asian Bamboo AG (L)	1,159	8,020
Aurubis AG	5,323	378,584
Balda AG	4,452	19,811
Bauer AG	162	4,129
BayWa AG	921	39,592
Bechtle AG	1,216	49,222
Bertrandt AG	193	19,321
Cewe Color Holding AG	385	15,747
Comdirect Bank AG	2,391	24,917
CompuGroup Medical AG	448	8,613
Conergy AG (I)	7,393	2,678
CTS Eventim AG	1,134	39,906
Delticom AG	491	20,938
Deutsche Beteiligungs AG	423	10,862
Deutsche Wohnen AG	8,915	164,634
Deutz AG (I)	5,916	27,630
Dialog Semiconductor PLC (I)	4,253	74,662
Drillisch AG	6,350	93,800
Duerr AG	1,696	151,426
DVB Bank AG	6,310	202,059
ElringKlinger AG	3,656	123,206
Evotec AG (I)	16,036	55,516
Freenet AG	15,169	280,206
Gerresheimer AG	2,768	146,543
Gerry Weber International AG	2,637	127,265
Gesco AG	295	26,591
GFK AG	324	16,563
Grenkeleasing AG	129	8,644
Hamburger Hafen und Logistik AG	2,218	52,218
Heidelberger Druckmaschinen AG (I)(L)	21,081	34,204
Indus Holding AG	1,623	43,417

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
IVG Immobilien AG (I)	12,392	$31,309
Jenoptik AG	3,285	32,018
Kloeckner & Company SE (I)	9,276	109,820
Kontron AG	5,420	29,440
Krones AG	1,806	112,046
KUKA AG (I)	2,152	78,691
KWS Saat AG	206	66,218
Leoni AG	2,827	106,720
Manz AG (I)	233	5,526
Medigene AG (I)	3,040	4,057
MLP AG	4,269	28,124
Muehlbauer Holding AG & Company KGaA	156	4,135
MVV Energie AG	884	27,481
Nordex AG (I)	2,657	10,491
Pfeiffer Vacuum Technology AG	173	20,949
Phoenix Solar AG (I)	547	753
Plambeck Neue Energien AG	6,235	18,406
Praktiker AG (I)(L)	12,292	18,658
QSC AG	6,549	18,219
Rheinmetall AG	2,295	110,414
Rhoen-Klinikum AG	5,385	108,999
Sartorius AG	84	7,250
Sedo Holding AG (I)	1,638	3,297
Singulus Technologies AG (I)	10,192	18,696
Sixt AG	2,356	48,661
Sky Deutschland AG (I)	632	3,449
Solarworld AG (L)	11,677	16,424
Stada Arzneimittel AG	7,746	249,739
STRATEC Biomedical AG	563	28,107
Suss Microtec AG (I)	2,259	25,242
TAG Immobilien AG	365	4,587
TUI AG (I)	9,525	98,801
Vossloh AG	766	75,323
VTG AG	1,231	19,794
Wacker Neuson SE	2,763	37,849
Wincor Nixdorf AG	4,031	188,805
Wire Card AG	10,022	245,778
Xing AG	361	19,925
		4,435,446
Gibraltar - 0.2%
888 Holdings PLC	12,231	23,835
Bwin.Party Digital Entertainment PLC	74,167	134,272
		158,107
Greece - 0.9%
Aegean Airlines SA (I)	1,678	4,384
Alapis Holding Industrial and Commercial SA
of Pharmaceutical (I)	3,303	179
Alpha Bank AE (I)	7,465	14,540
Athens Water Supply and Sewage Company SA	2,538	17,455
Attica Bank (I)	6,737	5,029
Autohellas SA	2,895	6,862
Bank of Greece SA	1,882	32,820
Diagnostic & Therapeutic Center of
Athens Hygeia SA (I)	12,314	10,178
Ellaktor SA (I)	11,183	28,690
Eurobank Ergasias SA (I)	6,902	6,076
Folli Follie Group (I)	2,116	36,384
Fourlis Holdings SA (I)	6,312	16,507
Frigoglass SA (I)	6,060	42,256
GEK Terna Holding Real
Estate Construction SA (I)	5,812	15,545

The accompanying notes are an integral part of the financial statements.	120
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Greece (continued)
Hellenic Exchanges SA Holding Clearing
Settlement and Registry	7,482	$43,112
Hellenic Petroleum SA	5,896	58,339
Intracom SA Technical &
Steel Constructions SA (I)	3,519	4,938
Intralot SA-Integrated Lottery Systems
& Services	2,796	7,219
JUMBO SA	1,195	9,452
Loulis Mills SA (I)	3,541	12,665
Marfin Investment Group SA (I)	72,043	41,330
Metka SA	3,097	40,380
Motor Oil Hellas Corinth Refineries SA	6,346	70,302
Mytilineos Holdings SA (I)	8,264	49,246
Piraeus Bank SA (I)	83,629	37,948
Piraeus Port Authority SA	710	15,827
Public Power Corp. SA (I)	5,553	43,493
Sarantis SA (I)	3,860	22,247
Sidenor Steel Products
Manufacturing Company SA (I)	3,429	8,049
Terna Energy SA	4,347	19,403
Titan Cement Company SA (I)	5,693	106,870
TT Hellenic Postbank SA (I)	12,594	2,793
Viohalco Hellenic Copper and
Aluminum Industry SA (I)	7,173	37,514
		868,032
Guernsey, C.I. - 0.0%
Tethys Petroleum, Ltd. (I)	5,500	2,875
Hong Kong - 2.2%
Allied Group, Ltd.	26,000	82,520
Allied Properties HK, Ltd.	358,000	66,651
Apac Resources, Ltd. (I)	500,000	12,957
Asia Satellite Telecom Holdings Company, Ltd.	2,500	7,989
Associated International Hotels, Ltd.	44,000	115,807
Bonjour Holdings, Ltd.	208,000	26,287
Brockman Mining, Ltd. (I)	740,840	42,223
Champion Technology Holdings, Ltd.	540,520	7,966
Chen Hsong Holdings, Ltd.	10,000	3,055
Cheuk Nang Holdings, Ltd.	3,114	2,435
China Billion Resources Ltd. (I)	97,920	1,099
China Energy Development Holdings, Ltd. (I)	634,000	11,449
China Metal International Holdings, Inc.	12,000	2,023
China Public Procurement, Ltd. (I)	232,000	0
China Renji Medical Group, Ltd. (I)	1,332,000	10,311
China Resources and
Transportation Group, Ltd. (I)	600,000	24,148
China Solar Energy Holdings, Ltd. (I)	425,000	1,649
China WindPower Group, Ltd.	440,000	16,295
China Yunnan Tin Minerals
Group Company, Ltd. (I)	17,100	537
Chong Hing Bank, Ltd.	11,000	23,213
Chuang’s Consortium International, Ltd. (I)	30,948	3,986
Citic Telecom International Holdings, Ltd.	112,000	30,658
CK Life Sciences International Holdings, Inc.	42,000	3,820
CP Lotus Corp. (I)	220,000	4,882
Cross-Harbour Holdings, Ltd.	18,000	15,001
CSI Properties, Ltd	245,066	10,050
CST Mining Group, Ltd. (I)	2,210,240	31,082
Culture Landmark Investment, Ltd. (I)	39,200	4,367
Dickson Concepts International, Ltd.	35,000	18,625
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Entertainment Hotel, Ltd.	80,000	19,687
Emperor International Holdings, Ltd.	177,333	49,311

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Esprit Holdings, Ltd.	3,750	$5,253
eSun Holdings, Ltd. (I)	74,000	14,485
EVA Precision Industrial Holdings, Ltd.	152,000	25,191
Far East Consortium International, Ltd.	144,224	39,013
Fortune Oil PLC	242,039	41,606
G-Resources Group, Ltd. (I)	1,182,000	55,959
Get Nice Holdings, Ltd.	394,000	17,937
Giordano International, Ltd.	6,000	5,807
Glorious Sun Enterprises, Ltd.	64,000	18,739
Goldin Financial Holdings, Ltd. (I)	210,000	31,449
Goldin Properties Holdings, Ltd. (I)	47,000	29,849
Haitong International Securities Group, Ltd.	22,399	9,777
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Harbour Centre Development, Ltd.	46,000	76,786
HKR International, Ltd.	75,200	38,818
Hong Kong Ferry Holdings Company	29,000	28,070
Hongkong Chinese, Ltd.	4,000	665
Hung Hing Printing Group, Ltd.	82,000	11,673
I.T, Ltd.	80,601	33,922
Imagi International Holdings, Ltd. (I)	106,250	1,374
K Wah International Holdings, Ltd.	161,338	78,732
King Stone Energy Group, Ltd. (I)	61,000	4,318
Lee & Man Chemical Company, Ltd.	42,000	23,617
Lippo China Resources, Ltd.	36,000	929
Liu Chong Hing Investment	16,000	18,702
Media Chinese International, Ltd.	47,000	15,127
Melco International Development, Ltd.	9,000	10,707
Midland Holdings, Ltd.	48,000	23,309
Mongolia Energy Company, Ltd. (I)	122,000	5,960
Natural Beauty Bio-Technology, Ltd.	20,000	2,078
Neo-Neon Holdings, Ltd. (I)	39,500	10,453
New Times Energy Corp., Ltd. (I)	26,300	3,083
NewOcean Energy Holdings, Ltd.	34,000	20,066
Norstar Founders Group, Ltd. (I)	244,000	0
Pacific Andes International Holdings, Ltd.	218,671	11,273
Pacific Basin Shipping, Ltd.	105,000	59,678
Pacific Textile Holdings, Ltd.	77,000	69,668
Paliburg Holdings, Ltd.	46,000	16,582
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Oil, Ltd. (I)	186,000	15,769
Pico Far East Holdings, Ltd.	100,000	29,883
Playmates Holdings, Ltd.	31,800	24,393
PNG Resources Holdings, Ltd. (I)	888,000	13,050
Polytec Asset Holdings, Ltd.	150,000	20,723
PYI Corp., Ltd.	372,000	8,236
Regal Hotels International Holdings, Ltd.	56,000	25,930
SEA Holdings, Ltd.	4,000	3,074
Shun Tak Holdings, Ltd.	52,250	28,721
Sing Tao News Corp., Ltd.	108,000	16,790
Singamas Container Holdings, Ltd.	158,000	38,437
Sino-Tech International Holdings, Ltd. (I)	440,000	4,031
SOCAM Development, Ltd.	16,674	18,855
Solomon Systech International, Ltd. (I)	254,000	6,122
South China (China), Ltd. (I)	256,000	23,337
Sun Hung Kai & Company, Ltd.	13,000	8,470
TAI Cheung Holdings, Ltd.	59,000	48,521
Titan Petrochemicals Group, Ltd. (I)	500,000	15,869
Transport International Holdings, Ltd.	19,200	40,161
Upbest Group, Ltd.	148,000	18,331
Victory City International Holdings, Ltd.	102,990	10,330
Vitasoy International Holdings, Ltd.	102,000	104,806
VST Holdings Company, Ltd.	96,000	20,922
Wai Kee Holdings, Ltd.	68,000	13,774

The accompanying notes are an integral part of the financial statements.	121
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Wing Tai Properties, Ltd.	102,000	$66,938
YGM Trading, Ltd.	11,000	25,937
Yugang International, Ltd. (I)	312,000	2,522
		2,164,670
Ireland - 1.6%
Aer Lingus Group PLC	15,850	23,167
Beazley PLC	57,792	166,617
C&C Group PLC	31,161	191,684
DCC PLC	6,369	203,249
FBD Holdings PLC	1,839	25,716
Glanbia PLC (Dublin Exchange)	11,290	126,280
Grafton Group PLC	18,960	100,810
Greencore Group PLC	24,808	41,255
Henderson Group PLC	72,524	160,914
IFG Group PLC	8,615	14,828
Independent News & Media PLC (I)	11,035	414
Irish Continental Group PLC	289	7,294
Kingspan Group PLC	10,256	114,423
Smurfit Kappa Group PLC	10,583	128,336
UBM PLC	12,014	138,787
United Drug PLC	20,187	91,424
		1,535,198
Isle of Man - 0.0%
Hansard Global PLC	6,816	10,849
Israel - 0.6%
Africa Israel Investments, Ltd. (I)	4,764	9,649
Ceragon Networks, Ltd. (I)	220	970
Clal Biotechnology Industries, Ltd. (I)	3,326	8,156
Clal Industries & Investments, Ltd.	6,262	20,363
Clal Insurance Enterprise Holdings, Ltd.	2,775	41,547
Delek Automotive Systems, Ltd.	2,309	18,011
Delek Group, Ltd.	16	3,769
Electra Israel, Ltd.	37	3,616
First International Bank of Israel, Ltd. (I)	3,533	52,029
Frutarom Industries, Ltd.	2,382	29,833
Gilat Satellite Networks, Ltd. (I)	900	4,780
Given Imaging, Ltd. (I)	792	13,979
Hadera Paper, Ltd. (I)	244	11,990
Harel Insurance Investments &
Financial Services, Ltd.	685	30,966
Israel Discount Bank, Ltd. (I)	638	1,062
Ituran Location & Control, Ltd.	1,195	16,046
Jerusalem Oil Exploration (I)	308	6,201
Kamada, Ltd. (I)	929	8,371
Matrix IT, Ltd.	173	752
Melisron, Ltd.	35	631
Menorah Mivtachim Holdings, Ltd. (I)	1,766	16,723
Oil Refineries, Ltd. (I)	10,550	5,700
Ormat Industries, Ltd. (I)	7,009	42,117
Osem Investments, Ltd.	513	8,833
Paz Oil Company, Ltd. (I)	378	56,837
Rami Levi Chain Stores Hashikma
Marketing 2006, Ltd.	711	24,335
Retalix, Ltd. (I)	1,025	30,554
Shikun & Binui, Ltd.	11,140	20,828
Shufersal, Ltd.	9,143	25,794
Strauss Group, Ltd.	2,935	38,647
The Phoenix Holdings, Ltd. (I)	2,821	7,920
		561,009
Italy - 2.8%
ACEA SpA	8,580	51,843

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Aedes SpA (I)	75,645	$5,871
Aeroporto di Venezia Marco Polo SpA	841	8,950
Amplifon SpA	9,264	46,023
Ansaldo STS SpA	8,748	81,897
Arnoldo Mondadori Editore SpA (I)	12,613	18,780
Astaldi SpA	4,499	30,257
Autogrill SpA	4,059	47,424
Azimut Holding SpA	15,042	217,039
Banca Generali SpA	1,570	26,803
Banca Piccolo Credito Valtellinese Scarl	22,689	35,011
Banca Popolare dell’Emilia Romagna SCRL	9,364	65,158
Banca Popolare dell’Etruria e del
Lazio SpA (L)	7,405	5,406
Banca Popolare di Milano SpA (I)	205,710	123,770
Banca Popolare di Sondrio SCRL	10,227	59,768
Biesse SpA (I)	3,189	10,474
Brembo SpA	2,573	33,218
Buzzi Unicem SpA	4,611	64,910
Caltagirone SpA	2,499	3,817
Cementir SpA	9,230	20,001
CIR-Compagnie Industriali Riunite SpA	58,400	61,603
Credito Emiliano SpA	9,474	51,994
Danieli & C Officine Meccaniche SpA	2,311	66,491
De Longhi SpA	149	2,143
DeA Capital SpA (I)	4,665	8,270
DiaSorin SpA (L)	2,304	92,418
Ei Towers SpA (I)	1,655	45,368
Engineering Ingegneria Informatica SpA	449	14,987
ERG SpA	6,865	69,744
Esprinet SpA	3,554	15,969
Eurotech SpA (I)	1,562	2,270
Falck Renewables SpA	20,060	25,791
Finmeccanica SpA (I)	14,821	85,895
Fondiaria-SAI SpA (I)	11,892	15,120
Gemina SpA (I)	54,600	78,383
Geox SpA (L)	8,390	24,260
Gruppo Editoriale L’Espresso SpA	35,685	41,674
Hera SpA	58,891	95,409
IMMSI SpA	24,591	14,572
Impregilo SpA	36,254	170,072
Indesit Company SpA	2,066	15,916
Interpump SpA	6,839	53,141
Iren SpA	34,401	20,938
Italcementi SpA	5,020	28,264
Italmobiliare SpA (I)	827	14,192
Juventus Football Club SpA (I)	23,150	6,566
KME Group SpA (I)	27,631	12,143
Landi Renzo SpA (I)	3,939	7,701
Maire Tecnimont SpA (I)	12,753	6,861
Marcolin SpA	1,528	8,537
MARR SpA	2,608	27,224
Mediaset SpA	14,664	30,530
Milano Assicurazioni SpA (I)	24,455	10,283
Piaggio & C SpA	17,916	48,308
Prelios SpA (I)	44,428	4,618
Premafin Finanziaria SpA (I)	12,050	2,025
Recordati SpA	11,787	107,993
Safilo Group SpA (I)	1,868	16,480
Saras SpA (I)	17,735	23,229
Societa Iniziative Autostradali e Servizi SpA	5,263	49,202
Societa’ Cattolica di Assicurazioni SCRL (I)	4,776	73,794
Sogefi SpA	3,551	9,123
SOL SpA	2,802	14,770

The accompanying notes are an integral part of the financial statements.	122
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Sorin SpA (I)	28,116	$62,609
Telecom Italia Media SpA (I)	73,686	14,893
Trevi Finanziaria SpA	4,195	22,643
Unipol Gruppo Finanziario SpA (I)	12,240	24,682
Vittoria Assicurazioni SpA	2,112	13,612
Yoox SpA (I)	3,137	49,819
Zignago Vetro SpA	1,669	9,979
		2,728,928
Japan - 23.3%
Accordia Golf Company, Ltd. (L)	79	73,443
Achilles Corp.	18,000	24,033
ADEKA Corp.	8,700	75,048
Aderans Company, Ltd. (I)	1,500	19,819
Advan Company, Ltd.	1,800	18,747
Aeon Delight Company, Ltd.	2,100	41,059
Ahresty Corp.	2,300	12,759
AI Holdings Corp.	3,400	24,117
Aica Kogyo Company, Ltd.	5,200	83,966
Aichi Bank, Ltd.	900	50,566
Aichi Corp.	3,200	16,385
Aichi Steel Corp.	10,000	46,703
Aida Engineering, Ltd.	7,500	59,415
Aiphone Company, Ltd.	1,300	21,708
Airport Facilities Company, Ltd.	2,900	13,505
Aisan Industry Company, Ltd.	2,500	20,823
Akita Bank, Ltd.	15,000	42,941
Alpen Company, Ltd.	1,700	29,773
Alpha Systems, Inc.	840	10,598
Alpine Electronics, Inc.	3,300	30,471
Amano Corp.	6,100	52,875
Amiyaki Tei Company., Ltd.	5	12,192
Ando Corp.	3,000	4,785
AOC Holdings, Inc.	4,400	20,179
AOKI Holdings, Inc.	2,000	45,620
Aomori Bank, Ltd.	23,000	65,889
Aoyama Trading Company, Ltd.	5,100	97,981
Arakawa Chemical Industries, Ltd.	1,900	14,448
Arc Land Sakamoto Company, Ltd.	1,200	18,577
Arcs Company, Ltd.	3,125	64,006
Ariake Japan Company, Ltd.	1,900	34,742
Arisawa Manufacturing Company, Ltd.	3,300	11,971
Arnest One Corp.	3,000	49,132
As One Corp.	1,400	29,105
Asahi Company, Ltd.	1,500	21,471
Asahi Diamond Industrial Company, Ltd.	5,000	49,101
Asahi Holdings, Inc.	1,800	30,453
Asahi Organic Chemicals
Industry Company, Ltd.	6,000	14,210
ASATSU-DK, Inc.	2,300	54,874
ASKA Pharmaceutical Company, Ltd.	3,000	16,297
ASKUL Corp.	2,100	27,953
Atom Corp.	5,100	26,815
Atsugi Company, Ltd.	19,000	22,972
Avex Group Holdings, Inc.	3,400	68,300
Bando Chemical Industries, Ltd.	8,000	26,888
Bank of Iwate, Ltd.	1,400	61,249
Bank of Nagoya, Ltd.	17,000	61,571
Bank of Okinawa, Ltd.	2,100	84,186
Bank of Saga, Ltd.	15,000	34,578
Bank of the Ryukyus, Ltd.	4,800	55,435
Belc Company, Ltd.	1,400	19,953
BIC Camera, Inc. (L)	33	16,350
BML, Inc.	1,200	29,290

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Bookoff Corp.	1,400	$10,969
Bunka Shutter Company, Ltd.	5,000	23,198
CAC Corp.	1,500	11,797
Can Do Company, Ltd.	16	19,122
Canon Electronics, Inc.	1,700	37,091
Cawachi, Ltd.	2,000	39,488
Central Glass Company, Ltd.	19,000	63,768
Chi Group Company, Ltd. (I)	2,700	6,569
Chino Corp.	2,000	4,697
Chiyoda Company, Ltd.	2,600	65,044
Chiyoda Integre Company, Ltd.	1,400	14,012
Chofu Seisakusho Company, Ltd.	2,100	46,498
Chori Company, Ltd.	1,700	18,294
Chubu Shiryo Company, Ltd.	2,000	12,105
Chudenko Corp.	2,600	24,252
Chuetsu Pulp & Paper Company, Ltd.	10,000	17,169
Chugai Mining Company, Ltd. (I)	34,900	7,666
Chugai Ro Company, Ltd.	5,000	12,929
Chugoku Marine Paints, Ltd.	6,000	35,830
Chukyo Bank, Ltd.	9,000	18,800
Chuo Denki Kogyo Company, Ltd.	2,200	8,061
CKD Corp.	5,400	34,075
Clarion Company, Ltd. (I)	5,000	8,701
Cleanup Corp.	2,100	14,949
CMK Corp.	5,400	21,021
Coca-Cola Central Japan Company, Ltd.	1,400	17,263
Cocokara Fine Holdings, Inc.	1,540	48,056
Colowide Company, Ltd.	3,500	31,583
Corona Corp.	1,600	19,790
Cosel Company, Ltd.	1,200	14,729
Cybozu, Inc.	40	11,412
Dai Nippon Toryo Company, Ltd.	12,000	17,905
Dai-Dan Company, Ltd.	2,000	12,675
Daibiru Corp.	5,200	48,187
Daido Metal Company, Ltd.	4,000	34,921
Daidoh, Ltd.	2,000	13,426
Daifuku Company, Ltd.	6,500	41,858
Daihen Corp.	8,000	23,461
Daiichi Chuo Kisen Kaisha, Ltd. (I)	8,000	7,480
Daiichi Jitsugyo Company, Ltd.	4,000	18,440
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	400	5,381
Daiken Corp.	9,000	24,421
Daikoku Denki Company, Ltd.	800	16,756
Daikyo, Inc.	19,000	51,827
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	7,000	29,279
Daio Paper Corp.	7,000	51,526
Daisan Bank, Ltd.	17,000	30,230
Daiseki Company, Ltd.	2,900	40,063
Daishi Bank, Ltd.	27,000	85,146
Daiso Company, Ltd.	7,000	18,924
Daisyo Corp.	1,300	16,002
Daiwa Industries, Ltd.	4,000	22,380
Daiwabo Holdings Company, Ltd.	17,000	34,836
DCM Holdings Company, Ltd.	7,700	50,533
Denki Kogyo Company, Ltd.	7,000	28,430
Denyo Company, Ltd.	1,700	20,756
Descente, Ltd.	4,000	24,547
Doshisha Company, Ltd.	1,200	31,410
Doutor Nichires Holdings Company, Ltd.	2,900	37,804
Dr. Ci:Labo Company, Ltd. (L)	15	46,807
DTS Corp.	1,700	20,741
Dunlop Sports Company, Ltd.	1,300	15,239

The accompanying notes are an integral part of the financial statements.	123
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Duskin Company, Ltd.	6,000	$108,332
Dydo Drinco, Inc.	1,200	48,659
Eagle Industry Company, Ltd.	2,000	16,531
Earth Chemical Company, Ltd.	900	30,105
EDION Corp.	6,100	27,004
Ehime Bank, Ltd.	18,000	48,027
Eighteenth Bank, Ltd.	20,000	52,723
Eiken Chemical Company, Ltd.	1,400	17,929
Eizo Nanao Corp.	1,500	23,910
Elematec Corp.	700	9,303
EPS Company, Ltd.	14	35,870
Espec Corp.	1,600	12,194
F&A Aqua Holdings, Inc.	2,400	24,552
Fancl Corp.	2,600	27,116
FCC Company, Ltd.	2,800	58,183
FDK Corp. (I)	9,000	7,468
Felissimo Corp.	800	10,033
Foster Electric Company, Ltd.	2,100	33,590
France Bed Holdings Company, Ltd.	11,000	21,312
Fuji Company, Ltd.	2,100	44,140
Fuji Corp., Ltd.	100	554
Fuji Electronics Company, Ltd.	1,600	22,017
Fuji Kyuko Company, Ltd.	4,000	23,252
Fuji Oil Company, Ltd.	5,800	83,861
Fuji Seal International, Inc.	1,700	34,117
Fuji Soft, Inc.	1,800	34,014
Fujibo Holdings, Inc.	7,000	24,856
Fujicco Company, Ltd.	2,000	23,714
Fujikura Kasei Company, Ltd.	2,000	8,423
Fujimori Kogyo Company, Ltd.	1,600	42,950
Fujita Kanko, Inc.	6,000	20,405
Fujitec Company, Ltd.	5,000	36,206
Fujitsu General, Ltd.	6,000	56,724
Fujiya Company, Ltd. (I)	6,000	13,456
Fukui Bank, Ltd.	23,000	45,736
Fukushima Bank, Ltd.	21,000	18,691
Funai Consulting Company, Ltd.	3,300	20,419
Funai Electric Company, Ltd.	2,600	33,896
Furukawa Company, Ltd. (I)	27,000	27,186
Furukawa-Sky Aluminum Corp.	9,000	25,698
Fuso Pharmaceutical Industries, Ltd.	5,000	18,092
Futaba Corp.	2,900	32,773
Futaba Industrial Company, Ltd. (I)	3,400	14,714
Future System Consulting Corp.	2	796
Fuyo General Lease Company, Ltd.	1,700	55,016
Gakken Company, Ltd.	4,000	10,256
Geo Corp.	39	40,704
GLOBERIDE, Inc.	10,000	11,560
GMO Internet, Inc.	3,800	24,627
Godo Steel, Ltd.	16,000	31,995
Goldcrest Company, Ltd.	2,190	36,928
Goldwin, Inc. (L)	5,000	29,517
Gulliver International Company, Ltd.	550	19,599
Gun-Ei Chemical Industry Company, Ltd.	4,000	9,261
Gunze, Ltd.	13,000	33,975
Hakuto Company, Ltd.	1,300	11,936
Hamakyorex Company, Ltd.	500	16,076
Hanwa Company, Ltd.	14,000	54,827
Harashin Narus Holdings Company, Ltd.	1,300	22,842
Harima Chemicals, Inc.	2,000	10,117
Heiwa Real Estate Company, Ltd.	3,500	47,715
Heiwado Company, Ltd.	2,000	27,763
Hibiya Engineering, Ltd.	2,400	27,286

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Hiday Hidaka Corp.	1,320	$24,754
Higashi-Nippon Bank, Ltd.	17,000	37,375
Hioki Ee Corp.	500	7,930
HIS Company, Ltd.	1,800	61,030
Hisaka Works, Ltd.	2,000	16,525
Hitachi Cable, Ltd. (I)(L)	13,000	21,174
Hitachi Koki Company, Ltd.	5,700	46,663
Hitachi Kokusai Electric, Inc.	3,000	21,970
Hitachi Medical Corp.	2,000	28,691
Hitachi Metals, Ltd.	2,200	18,604
Hitachi Zosen Corp.	47,000	65,740
Hochiki Corp.	3,000	15,104
Hodogaya Chemical Company, Ltd.	7,000	13,693
Hogy Medical Company, Ltd.	1,200	57,153
Hokkaido Gas Company, Ltd.	3,000	8,142
Hokkan Holdings, Ltd.	5,000	14,162
Hokuetsu Bank, Ltd.	21,000	42,494
Hokuetsu Paper Mills, Ltd.	9,500	55,127
Hokuto Corp.	1,600	31,383
Honeys Company, Ltd.	1,350	17,795
Horiba, Ltd.	2,500	72,568
Hosiden Corp.	6,500	39,999
Hosokawa Micron Corp.	3,000	18,750
Hyakujushi Bank, Ltd.	21,000	77,773
IBJ Leasing Company, Ltd.	1,900	53,279
Ichikoh Industries, Ltd. (I)	4,000	6,339
Ichiyoshi Securities Company, Ltd.	4,000	28,018
ICOM, Inc.	1,000	22,295
IDEC Corp.	2,500	23,267
Ihara Chemical Industry Company, Ltd.	5,000	27,239
Iino Kaiun Kaisha, Ltd.	5,200	19,093
Ikegami Tsushinki Company, Ltd. (I)	4,000	2,730
Imasen Electric Industrial (L)	1,700	20,019
Imperial Hotel, Ltd.	400	10,646
Inaba Denki Sangyo Company, Ltd.	1,600	46,000
Inaba Seisakusho Company, Ltd.	200	2,488
Inabata & Company, Ltd.	5,100	34,341
Inageya Company, Ltd.	4,400	50,321
Ines Corp.	2,700	16,805
Intage, Inc.	800	17,167
Internet Initiative Japan, Inc.	2,400	55,054
Inui Steamship Company, Ltd. (I)	2,500	7,888
Iseki & Company, Ltd.	12,000	31,178
Ishihara Sangyo Kaisha, Ltd. (I)	32,000	25,161
IT Holdings Corp.	6,500	78,514
ITC Networks Corp.	3,200	24,609
Itochu Enex Company, Ltd.	5,900	30,432
Itochu-Shokuhin Company, Ltd.	600	20,274
Itoham Foods, Inc.	12,000	52,397
Iwatani International Corp.	11,000	40,678
Izumiya Company, Ltd.	9,000	45,806
J-Oil Mills, Inc.	9,000	25,045
Jalux, Inc.	1,300	12,787
Japan Aviation Electronics Industry, Ltd.	4,000	29,639
Japan Cash Machine Company, Ltd.	1,600	13,238
Japan Digital Laboratory Company, Ltd.	2,200	24,720
Japan Pulp & Paper Company, Ltd.	6,000	19,653
Japan Pure Chemical Company, Ltd.	4	9,015
Japan Transcity Corp., Ltd.	5,000	18,281
Japan Wool Textile Company, Ltd.	8,000	52,054
Jastec Company, Ltd.	400	2,374
JBCC Holdings, Inc.	1,900	13,816
Jeol, Ltd. (I)	6,000	16,027

The accompanying notes are an integral part of the financial statements.	124
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
JMS Company, Ltd.	1,000	$3,571
Joshin Denki Company, Ltd.	3,000	29,373
JSP Corp.	2,600	35,923
JVC Kenwood Corp.	9,070	33,660
Kadokawa Holdings, Inc. (L)	2,000	53,224
Kaga Electronics Company, Ltd.	2,700	23,972
Kameda Seika Company, Ltd.	1,800	40,599
Kamei Corp.	2,000	18,009
Kanamoto Company, Ltd.	3,000	46,032
Kandenko Company, Ltd.	7,000	31,353
Kanematsu Corp. (I)	40,000	54,886
Kanematsu Electronics, Ltd.	1,300	14,985
Kanto Denka Kogyo Company, Ltd.	4,000	8,591
Kanto Natural Gas Development, Ltd.	3,000	16,365
Kappa Create Company, Ltd.	400	8,608
Kasumi Company, Ltd.	4,200	26,542
Katakura Industries Company, Ltd.	2,100	18,559
Kato Sangyo Company, Ltd.	2,700	48,206
Kawai Musical Instruments
Manufacturing Company, Ltd.	6,000	11,126
Keiyo Company, Ltd. (L)	3,600	19,867
Kenedix, Inc. (I)	152	36,332
KEY Coffee, Inc.	600	10,751
Kimoto Company, Ltd.	1,500	12,256
Kimura Chemical Plants Company, Ltd.	1,600	6,518
Kinki Sharyo Company, Ltd.	3,000	10,042
Kintetsu World Express, Inc.	1,300	43,396
Kinugawa Rubber Industrial Company, Ltd.	6,000	37,742
Kisoji Company, Ltd.	1,600	31,256
Kissei Pharmaceutical Company, Ltd.	3,000	55,259
Kita-Nippon Bank, Ltd.	700	18,813
Kitz Corp.	10,000	47,029
Kiyo Holdings, Inc.	53,000	77,098
Koa Corp.	3,300	26,492
Koatsu Gas Kogyo Company, Ltd.	3,000	15,876
Kohnan Shoji Company, Ltd. (L)	2,800	34,141
Kohsoku Corp.	1,700	14,692
Kojima Company, Ltd.	3,000	10,573
Kokuyo Company, Ltd.	8,300	59,523
Komatsu Seiren Company, Ltd.	2,000	9,103
Komatsu Wall Industry Company, Ltd.	1,000	13,351
Komori Corp.	6,300	52,421
Konishi Company, Ltd.	1,700	29,356
Kourakuen Corp.	300	4,257
KRS Corp.	900	9,485
Kumagai Gumi Company, Ltd. (I)	17,000	19,855
Kumiai Chemical Industry Company, Ltd.	4,000	22,278
Kura Corp.	800	11,056
Kurabo Industries, Ltd.	22,000	37,563
Kureha Corp.	14,000	50,522
Kurimoto, Ltd.	10,000	35,548
Kuroda Electric Company, Ltd.	3,100	36,655
Kyodo Printing Company, Ltd.	8,000	20,508
Kyodo Shiryo Company, Ltd.	8,000	9,109
Kyoei Steel, Ltd.	1,100	20,906
Kyokuto Securities Company, Ltd.	3,000	30,561
Kyokuyo Company, Ltd.	6,000	13,481
Kyoritsu Maintenance Company, Ltd.	1,200	25,900
Kyosan Electric Manufacturing Company, Ltd.	6,000	20,636
Kyowa Exeo Corp.	6,700	67,100
Kyudenko Corp.	4,000	20,632
Laox Company, Ltd. (I)	21,000	8,642
LEC, Inc.	700	7,765

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Leopalace21 Corp. (I)	11,100	$45,957
Life Corp.	2,700	39,185
Macnica, Inc.	1,300	25,623
Maeda Corp.	10,000	52,504
Maeda Road Construction Company, Ltd.	5,000	76,441
Maezawa Kasei Industries Company, Ltd.	1,100	11,246
Maezawa Kyuso Industries Company, Ltd.	1,500	18,622
Makino Milling Machine Company, Ltd.	8,000	49,732
Mandom Corp.	1,400	38,539
Mars Engineering Corp.	700	13,978
Marubun Corp.	2,600	11,113
Marudai Food Company, Ltd.	12,000	39,733
Maruetsu, Inc.	6,000	19,820
Maruha Nichiro Holdings, Inc.	27,385	47,778
Marusan Securities Company, Ltd.	7,800	41,708
Maruwa Company, Ltd.	900	30,569
Maruzen Showa Unyu Company, Ltd.	6,000	17,197
Matsuda Sangyo Company, Ltd.	1,400	17,009
Matsuya Company, Ltd. (I)	2,300	23,321
Matsuya Foods Company, Ltd.	700	12,535
Max Company, Ltd.	5,000	60,729
Maxvalu Tokai Company, Ltd.	900	12,927
Megane TOP Company, Ltd.	3,600	42,329
Megmilk Snow Brand Company, Ltd.	4,600	72,151
Meidensha Corp.	17,000	57,771
Meiji Shipping Company, Ltd.	2,900	10,543
Meiko Network Japan Company, Ltd.	3,000	33,562
Meitec Corp.	3,100	68,191
Meito Sangyo Company, Ltd.	900	10,309
Melco Holdings, Inc.	1,200	21,209
Michinoku Bank, Ltd.	14,000	27,998
Mikuni Coca-Cola Bottling Company, Ltd.	3,300	31,062
Milbon Company, Ltd.	880	27,768
Mimasu Semiconductor Industry Company, Ltd.	1,400	11,441
Minato Bank, Ltd.	16,000	27,724
Ministop Company, Ltd.	1,800	30,193
Mirait Holdings Corp.	5,440	49,212
Misawa Homes Company, Ltd.	3,600	52,916
Mitsuba Corp.	4,000	29,039
Mitsubishi Kakoki Kaisha, Ltd.	7,000	12,504
Mitsubishi Paper Mills, Ltd. (I)	37,000	36,968
Mitsubishi Pencil Company, Ltd.	2,400	40,126
Mitsubishi Steel Manufacturing Company, Ltd.	10,000	20,100
Mitsuboshi Belting Company, Ltd.	6,000	33,372
Mitsui High-Tec, Inc. (I)	2,200	15,676
Mitsui Home Company, Ltd.	3,000	17,497
Mitsui Knowledge Industry Company, Ltd.	90	14,741
Mitsui Matsushima Company, Ltd.	10,000	16,649
Mitsui Sugar Company, Ltd.	8,000	23,005
Mitsui-Soko Company, Ltd.	9,000	35,977
Mitsuuroko Holdings Company, Ltd.	3,200	17,617
Miura Company, Ltd.	2,600	68,314
Miyazaki Bank, Ltd.	14,000	34,071
Miyoshi Oil & Fat Company, Ltd.	9,000	10,708
Mizuno Corp.	7,000	31,298
Modec, Inc.	500	10,847
Monex Group, Inc.	78	19,636
Mori Seiki Company, Ltd.	7,900	69,055
Morinaga & Company, Ltd.	14,000	29,994
Morinaga Milk Industry Company, Ltd.	14,000	44,789
Morita Corp.	3,000	24,993
MOS Food Services, Inc.	1,800	33,109
Moshi Moshi Hotline, Inc.	4,400	56,081

The accompanying notes are an integral part of the financial statements.	125
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mr. Max Corp.	3,200	$12,953
Musashi Seimitsu Industry Company, Ltd.	1,800	37,842
Musashino Bank, Ltd.	3,800	123,361
Nachi-Fujikoshi Corp.	11,000	44,925
Nagaileben Company, Ltd.	1,800	23,992
Nagano Bank, Ltd.	8,000	14,043
Nagatanien Company, Ltd.	2,000	19,159
Nakamuraya Company, Ltd.	3,000	13,727
Nakayama Steel Works, Ltd. (I)	11,000	5,919
NEC Fielding, Ltd.	1,200	14,354
NEC Leasing, Ltd.	800	12,013
NEC Mobiling, Ltd.	700	28,331
NEC Networks & System Integration Corp.	2,700	47,816
NET One Systems Company, Ltd.	6,400	62,824
Neturen Company, Ltd.	3,800	24,863
Nice Holdings, Inc.	6,000	15,419
Nichias Corp.	7,000	38,232
Nichicon Corp.	4,600	39,464
Nichiden Corp.	700	17,009
Nichiha Corp.	2,400	27,850
Nichii Gakkan Company, Ltd.	3,200	25,329
Nichireki Company, Ltd.	3,000	17,503
Nidec Copal Corp.	1,200	9,343
Nifco, Inc.	2,700	59,847
Nihon Chouzai Company, Ltd.	180	4,254
Nihon Dempa Kogyo Company, Ltd.	1,800	23,570
Nihon Kagaku Sangyo Company, Ltd.	1,000	6,117
Nihon M&A Center, Inc.	800	26,637
Nihon Nohyaku Company, Ltd.	4,000	21,094
Nihon Parkerizing Company, Ltd.	4,000	57,466
Nihon Shokuhin Kako Company, Ltd.	2,000	7,410
Nihon Unisys, Ltd.	5,100	33,802
Nihon Yamamura Glass Company, Ltd.	10,000	21,388
Nikkiso Company, Ltd.	6,000	63,854
Nippo Corp.	5,000	68,676
Nippon Beet Sugar
Manufacturing Company, Ltd.	15,000	27,942
Nippon Carbon Company, Ltd.	12,000	24,741
Nippon Ceramic Company, Ltd.	2,100	31,698
Nippon Chemi-Con Corp. (I)	11,000	23,215
Nippon Chemical Industrial Company, Ltd. (I)	7,000	9,416
Nippon Coke & Engineering Company, Ltd.	18,000	23,256
Nippon Denko Company, Ltd.	4,000	11,997
Nippon Densetsu Kogyo Company, Ltd.	5,000	47,548
Nippon Fine Chemical Company, Ltd.	1,800	11,977
Nippon Flour Mills Company, Ltd.	13,000	52,559
Nippon Formula Feed
Manufacturing Company, Ltd.	8,000	9,577
Nippon Gas Company, Ltd.	3,000	41,010
Nippon Kanzai Company, Ltd.	700	12,368
Nippon Koei Company, Ltd.	8,000	29,427
Nippon Konpo Unyu Soko Company, Ltd.	6,000	70,347
Nippon Koshuha Steel Company, Ltd.	8,000	8,178
Nippon Light Metal Holdings Co Ltd. (I)	43,000	50,901
Nippon Road Company, Ltd.	7,000	32,530
Nippon Seiki Company, Ltd.	4,000	42,968
Nippon Sharyo, Ltd.	8,000	30,513
Nippon Shinyaku Company, Ltd.	4,000	45,165
Nippon Signal Company, Ltd.	2,700	19,106
Nippon Soda Company, Ltd.	16,000	73,655
Nippon Suisan Kaisha, Ltd.	15,600	32,275
Nippon Synthetic Chemical
Industry Company, Ltd.	3,000	21,837

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Thompson Company, Ltd.	8,000	$35,579
Nippon Valqua Industries, Ltd.	8,000	20,228
Nippon Yakin Kogyo Company, Ltd. (I)	11,000	14,530
Nipro Corp.	6,800	47,963
Nishimatsu Construction Company, Ltd.	29,000	60,262
Nishimatsuya Chain Company, Ltd.	5,100	40,366
Nissen Holdings Company, Ltd.	3,100	11,669
Nisshin Fudosan Company, Ltd.	2,900	17,980
Nisshin Oillio Group, Ltd.	13,000	48,043
Nisshin Steel Holdings Co Ltd. (I)	560	5,151
Nissin Corp.	8,000	19,715
Nissin Electric Company, Ltd.	2,000	10,182
Nissin Kogyo Company, Ltd.	2,100	32,506
Nissui Pharmaceutical Company, Ltd.	1,600	16,825
Nitta Corp.	2,300	36,685
Nittan Valve Company, Ltd.	1,200	3,883
Nittetsu Mining Company, Ltd.	6,000	26,546
Nitto Boseki Company, Ltd.	13,000	51,508
Nitto Kogyo Corp.	3,400	46,125
Nitto Kohki Company, Ltd.	1,000	21,155
Noevir Holdings Company, Ltd.	1,600	23,799
NOF Corp.	16,000	71,948
Nohmi Bosai, Ltd.	2,000	13,520
Noritake Company, Ltd.	12,000	29,132
Noritsu Koki Company, Ltd.	1,900	7,846
Noritz Corp.	900	14,975
NS Solutions Corp.	1,500	26,633
NS United Shinwa Kaiun Kaisha, Ltd. (I)	8,000	11,586
NSD Company, Ltd.	3,100	27,083
Obara Group, Inc.	1,400	15,649
OBIC Business Consultants, Ltd.	650	36,527
Oenon Holdings, Inc.	6,000	13,702
Ogaki Kyoritsu Bank, Ltd.	27,000	92,074
Oiles Corp.	2,400	48,359
Oita Bank, Ltd.	12,000	39,205
Okabe Company, Ltd.	5,700	36,938
Okamoto Industries, Inc.	7,000	24,659
Okamura Corp.	7,000	50,352
Okasan Holdings, Inc.	15,000	75,864
Okinawa Electric Power Company, Inc.	1,300	40,542
OKK Corp. (I)	10,000	13,240
OKUMA Corp.	4,000	27,566
Okumura Corp.	12,000	48,843
Okura Industrial Company, Ltd.	4,000	12,338
Okuwa Company, Ltd.	3,000	37,632
Onoken Company, Ltd.	1,500	13,285
Onward Holdings Company, Ltd.	11,000	83,004
Optex Company, Ltd.	1,200	13,885
Organo Corp.	3,000	17,007
Origin Electric Company, Ltd.	3,000	14,650
Osaka Steel Company, Ltd.	1,400	25,953
Osaki Electric Company, Ltd.	3,000	16,423
Oyo Corp.	2,700	32,743
Pacific Industrial Company, Ltd.	5,000	27,475
Pal Company, Ltd.	550	24,776
PanaHome Corp.	7,000	46,974
Panasonic Information Systems	1,000	22,074
Paramount Bed Holdings Company, Ltd.	600	17,913
Parco Company, Ltd.	800	8,636
Paris Miki, Inc.	1,100	5,795
Pasona Group, Inc.	22	12,773
Penta-Ocean Construction Company, Ltd. (L)	22,500	60,837
Pigeon Corp.	1,000	47,730

The accompanying notes are an integral part of the financial statements.	126
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Pilot Corp.	16	$29,791
Piolax, Inc.	1,300	29,889
Plenus Company, Ltd.	2,400	38,820
Point, Inc.	910	33,183
Press Kogyo Company, Ltd.	7,000	31,918
Prima Meat Packers, Ltd.	16,000	27,042
Pronexus, Inc.	2,900	16,475
Rasa Industries, Ltd. (I)	4,000	4,372
Resorttrust, Inc.	2,100	41,162
Rhythm Watch Company, Ltd.	12,000	21,630
Ricoh Leasing Company, Ltd.	2,100	52,863
Riken Corp.	9,000	33,390
Riken Keiki Company, Ltd.	1,300	7,951
Riken Technos Corp.	3,000	8,640
Riken Vitamin Company, Ltd.	1,200	27,571
Ringer Hut Company, Ltd.	1,600	19,753
Riso Kyoiku Company, Ltd.	361	28,952
Rock Field Company, Ltd.	1,000	16,619
Roland Corp.	2,500	19,944
Roland D.G. Corp.	1,400	16,520
Round One Corp.	3,800	21,705
Royal Holdings Company, Ltd.	2,700	31,142
Ryobi, Ltd.	9,000	24,391
Ryoden Trading Company, Ltd.	4,000	22,642
Ryosan Company, Ltd.	3,600	63,876
Ryoyo Electro Corp.	2,600	24,292
S Foods, Inc.	500	4,664
Saibu Gas Company, Ltd.	19,000	48,433
Saizeriya Company, Ltd.	3,000	41,117
Sakai Chemical Industry Company, Ltd.	9,000	27,125
Sakata INX Corp.	6,000	30,966
Sakata Seed Corp.	2,900	36,405
Sala Corp.	1,500	8,520
San-A Company, Ltd.	700	26,113
San-Ai Oil Company, Ltd.	5,000	20,718
Sanden Corp.	8,000	34,014
Sangetsu Company, Ltd.	3,400	83,048
Sanken Electric Company, Ltd.	12,000	46,355
Sanki Engineering Company, Ltd.	6,000	29,193
Sanko Marketing Foods Company, Ltd.	2	2,037
Sankyo Seiko Company, Ltd.	3,200	10,809
Sankyo Tateyama, Inc. (I)	2,200	39,107
Sankyu, Inc.	8,000	30,252
Sanoh Industrial Company, Ltd.	2,600	17,136
Sanshin Electronics Company, Ltd.	2,600	17,553
Sanwa Shutter Corp.	22,000	96,336
Sanyo Chemical Industries, Ltd.	8,000	47,484
Sanyo Denki Company, Ltd.	5,000	27,211
Sanyo Shokai, Ltd.	11,000	29,315
Sanyo Special Steel Company, Ltd.	10,000	35,568
Sasebo Heavy Industries Company, Ltd.	9,000	10,626
Sato Corp.	1,700	27,430
Satori Electric Company, Ltd.	2,000	9,832
Seika Corp.	7,000	19,338
Seikagaku Corp.	3,300	35,082
Seiko Holdings Corp. (I)	11,000	26,340
Seiren Company, Ltd.	5,200	32,464
Sekisui Jushi Corp.	3,000	31,400
Sekisui Plastics Company, Ltd.	5,000	12,546
Senko Company, Ltd.	9,000	39,337
Senshukai Company, Ltd.	4,400	26,966
Shibusawa Warehouse Company, Ltd.	5,000	15,423
Shibuya Kogyo Company, Ltd.	800	8,298

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Shikibo, Ltd.	11,000	$13,939
Shikoku Bank, Ltd.	15,000	40,349
Shikoku Chemicals Corp.	3,000	17,123
Shima Seiki Manufacturing, Ltd.	2,300	37,435
Shimachu Company, Ltd.	3,800	79,488
Shimizu Bank, Ltd.	900	26,290
Shin Nippon Air Technologies Company, Ltd.	2,800	15,615
Shin-Etsu Polymer Company, Ltd.	3,000	11,340
Shinagawa Refractories Company, Ltd.	6,000	13,647
Shindengen Electric
Manufacturing Company, Ltd. (L)	5,000	14,035
Shinkawa, Ltd.	1,500	7,273
Shinko Electric Company, Ltd.	12,000	22,709
Shinko Plantech Company, Ltd.	3,300	26,050
Shinko Shoji Company, Ltd.	2,700	22,481
Shinmaywa Industries, Ltd.	9,000	60,936
Ship Healthcare Holdings, Inc.	2,600	68,953
Shizuoka Gas Company, Ltd.	4,500	30,458
SHO-BOND Holdings Company, Ltd.	1,200	44,761
Shochiku Company, Ltd.	6,000	61,596
Showa Corp.	3,500	34,516
Showa Sangyo Company, Ltd.	7,000	22,725
Siix Corp.	2,200	25,386
Simplex Technology, Inc.	40	11,490
Sinanen Company, Ltd.	6,000	24,946
Sintokogio, Ltd.	4,600	36,399
SMK Corp.	6,000	16,226
Sogo Medical Company, Ltd.	600	20,222
ST Corp.	1,100	11,736
St. Marc Holdings Company, Ltd.	900	31,943
Star Micronics Company, Ltd.	2,600	26,119
Starzen Company, Ltd.	6,000	16,928
Stella Chemifa Corp.	800	15,559
Sumikin Bussan Corp.	9,000	23,277
Suminoe Textile Company, Ltd.	5,000	9,918
Sumitomo Densetsu Company, Ltd.	2,100	22,867
Sumitomo Light Metal Industries, Ltd.	29,000	28,141
Sumitomo Pipe & Tube Company, Ltd.	2,300	18,802
Sumitomo Seika Chemicals Company, Ltd.	4,000	14,864
Sumitomo Warehouse Company, Ltd.	16,048	82,383
SWCC Showa Holdings Company, Ltd.	24,000	20,690
T Rad Company, Ltd.	7,000	18,389
T. Hasegawa Company, Ltd.	1,600	20,855
Tachi-S Company, Ltd.	2,700	46,304
Tachibana Eletech Company, Ltd.	1,500	12,136
Tadano, Ltd.	11,000	92,228
Taihei Dengyo Kaisha, Ltd.	3,000	18,441
Taihei Kogyo Company, Ltd.	5,000	20,596
Taiho Kogyo Company, Ltd.	2,500	26,853
Taikisha, Ltd.	2,100	39,558
Taisei Lamick Company, Ltd.	500	13,702
Taiyo Holdings Company, Ltd.	1,300	36,714
Takagi Securities Company, Ltd. (I)	7,000	11,906
Takamatsu Corp.	1,500	23,390
Takaoka Toko Holdings Co Ltd. (I)	700	10,344
Takara Standard Company, Ltd.	7,000	49,579
Takasago International Corp.	8,000	42,911
Takasago Thermal Engineering Company, Ltd.	5,700	44,797
Takihyo Company, Ltd.	3,000	14,961
Takiron Company, Ltd.	6,000	20,804
Takuma Company, Ltd.	6,000	33,749
Tamron Company, Ltd.	1,500	42,488
Tamura Corp.	7,000	15,672

The accompanying notes are an integral part of the financial statements.	127
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tatsuta Electric Wire & Cable Company, Ltd.	6,000	$52,226
Tecmo Koei Holdings Company, Ltd.	2,100	17,672
Teikoku Electric Manufacturing Company, Ltd.	700	10,969
Teikoku Piston Ring Company, Ltd.	1,400	19,102
Teikoku Sen-I Company, Ltd.	2,000	14,645
Telepark Corp.	800	7,549
Temp Holdings Company, Ltd.	2,400	29,756
Tenma Corp.	1,800	19,169
The Chiba Kogyo Bank, Ltd. (I)	3,200	20,906
The Daiei, Inc. (I)	5,650	13,011
The Hokkoku Bank, Ltd.	5,000	18,480
The Hyakugo Bank, Ltd.	20,000	90,451
The Pack Corp.	1,300	21,759
The San-in Godo Bank, Ltd.	8,000	56,028
The Yachiyo Bank, Ltd.	1,700	36,112
Tigers Polymer Corp.	1,000	3,398
TKC Corp.	1,500	26,074
TOA Corp.	22,000	36,207
Toagosei Company, Ltd.	18,000	70,471
Tobishima Corp. (I)	7,200	9,829
TOC Company, Ltd.	6,800	42,069
Tocalo Company, Ltd.	1,300	21,624
Tochigi Bank, Ltd.	11,000	38,088
Toda Corp.	17,000	51,512
Toda Kogyo Corp.	3,000	13,837
Toei Company, Ltd.	5,000	26,031
Toenec Corp.	4,000	20,981
Toho Bank, Ltd.	18,000	58,530
Toho Company, Ltd.	3,000	11,294
Toho Real Estate Company, Ltd.	3,000	19,677
Toho Zinc Company, Ltd.	10,000	43,981
Tohoku Bank, Ltd.	4,000	6,370
Tokai Carbon Company, Ltd.	17,000	71,364
Tokai Holdings Corp.	4,000	12,873
Tokai Rubber Industries, Ltd.	2,400	24,182
Tokai Tokyo Securities Company, Ltd.	16,000	73,364
Token Corp.	810	45,289
Tokimec, Inc.	5,000	8,956
Tokushu Tokai Paper Company, Ltd.	15,000	37,787
Tokyo Dome Corp. (I)	11,000	40,015
Tokyo Energy & Systems, Inc.	2,000	11,367
Tokyo Ohka Kogyo Company, Ltd.	3,400	67,298
Tokyo Rakutenchi Company, Ltd.	2,000	8,132
Tokyo Rope Manufacturing Company, Ltd.	12,000	18,347
Tokyo Seimitsu Company, Ltd.	2,600	42,314
Tokyo Tekko Company, Ltd.	4,000	14,970
Tokyo Theatres Company, Inc.	9,000	12,002
Tokyo Tomin Bank, Ltd.	2,800	25,270
Tokyotokeiba Company, Ltd.	19,000	38,652
Tokyu Community Corp.	700	23,815
Tokyu Construction Company, Ltd.	9,910	28,407
Tokyu Livable, Inc.	1,800	29,263
Tomato Bank, Ltd.	11,000	20,304
Tomen Devices Corp.	600	12,454
Tomen Electronics Corp.	1,900	23,695
Tomoe Corp.	2,200	7,357
Tomoe Engineering Company, Ltd.	800	14,274
Tomoku Company, Ltd.	6,000	16,188
TOMONY Holdings, Inc.	15,000	66,431
Tomy Company, Ltd.	4,500	24,932
Tonami Holdings Company, Ltd.	6,000	12,362
Toppan Forms Company, Ltd. (L)	5,600	50,229
Topre Corp.	4,300	39,385

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Topy Industries, Ltd.	18,000	$42,499
Toridoll Corp.	1,400	14,851
Torigoe Company, Ltd.	2,300	16,235
Torii Pharmaceutical Company, Ltd.	1,100	24,381
Torishima Pump Manufacturing Company, Ltd.	900	7,184
Toshiba Machine Company, Ltd.	8,000	39,677
Toshiba Plant Systems & Services Corp.	4,000	57,634
Toshiba TEC Corp.	9,000	45,542
Tosho Printing Company, Ltd.	6,000	9,296
Totetsu Kogyo Company, Ltd.	3,000	41,083
Tottori Bank, Ltd.	4,000	8,016
Towa Bank, Ltd.	21,000	22,724
Towa Corp.	2,200	13,793
Towa Pharmaceutical Company, Ltd.	700	36,625
Toyo Corp.	3,200	35,736
Toyo Electric Manufacturing Company, Ltd.	3,000	8,428
Toyo Ink Manufacturing Company, Ltd.	15,000	64,339
Toyo Kanetsu KK	10,000	20,687
Toyo Kohan Company, Ltd.	4,000	14,193
Toyo Securities Company, Ltd.	6,000	16,750
Toyo Tanso Company, Ltd.	1,000	20,394
Toyo Tire & Rubber Company, Ltd.	15,000	44,735
Toyo Wharf & Warehouse Company, Ltd.	6,000	10,120
Toyobo Company, Ltd.	48,936	69,998
Transcosmos, Inc.	2,800	30,041
Trusco Nakayama Corp.	2,500	45,696
TS Tech Company, Ltd.	5,700	102,099
TSI Holdings Company, Ltd.	9,970	57,623
Tsubakimoto Chain Company, Ltd.	8,000	45,143
Tsugami Corp.	6,000	39,060
Tsukishima Kikai Company, Ltd.	2,000	17,300
Tsukuba Bank, Ltd.	5,700	19,874
Tsurumi Manufacturing Company, Ltd.	2,000	15,824
Tsutsumi Jewelry Company, Ltd.	1,100	28,244
U-Shin, Ltd.	2,300	12,115
Ube Material Industries, Ltd.	5,000	13,638
Uchida Yoko Company, Ltd.	4,000	11,514
ULVAC, Inc. (I)	2,900	27,166
Uniden Corp.	9,000	20,452
Union Tool Company, Ltd.	1,500	23,270
Unipres Corp.	2,600	57,212
Unite Group PLC	5,851	26,304
United Arrows, Ltd.	2,400	55,147
Unitika, Ltd. (I)	45,000	24,620
Valor Company, Ltd.	4,000	62,729
Vital KSK Holdings, Inc.	3,900	35,923
Wacom Company, Ltd.	31	80,910
Wakachiku Construction Company, Ltd. (I)	17,000	20,638
Warabeya Nichiyo Company, Ltd.	1,900	35,164
Watabe Wedding Corp.	1,100	8,125
WATAMI Company, Ltd.	2,300	45,686
Xebio Company, Ltd.	1,500	30,542
Yahagi Construction Company, Ltd.	2,000	10,096
Yaizu Suisankagaku Industry Company, Ltd.	1,100	9,603
Yamabiko Corp.	900	13,959
Yamagata Bank, Ltd.	16,000	71,510
Yamanashi Chuo Bank, Ltd.	13,000	54,077
Yamatane Corp.	11,000	15,695
Yamazen Corp.	5,700	42,595
Yaoko Company, Ltd.	300	11,069
Yasuda Warehouse Company, Ltd.	2,500	17,318
Yellow Hat, Ltd.	2,200	33,229
Yodogawa Steel Works, Ltd.	10,000	34,158

The accompanying notes are an integral part of the financial statements.	128
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yokogawa Bridge Corp.	3,000	$27,480
Yokohama Reito Company, Ltd.	4,000	28,104
Yokowo Company, Ltd.	2,000	9,330
Yomeishu Seizo Company, Ltd.	1,000	8,429
Yomiuri Land Company, Ltd.	3,000	11,195
Yondenko Corp.	3,000	11,820
Yonekyu Corp.	2,000	16,957
Yorozu Corp.	800	11,788
Yoshinoya Holdings Conpany, Ltd.	37	45,197
Yuasa Trading Company, Ltd.	21,000	37,415
Yuki Gosei Kogyo Co., Ltd. (I)	3,000	8,106
Yurtec Corp.	4,000	14,096
Yusen Logistics Company, Ltd.	1,200	11,980
Yushin Precision Equipment Company, Ltd.	1,100	21,380
Yushiro Chemical Industry Company, Ltd.	1,100	11,591
Zenrin Company, Ltd.	2,100	27,148
Zeria Pharmaceutical Company, Ltd.	2,000	33,062
Zuken, Inc.	2,100	14,023
		22,486,213
Jersey, C.I. - 0.1%
Atrium European Real Estate, Ltd.	375	2,203
Centamin PLC (I)	88,755	57,065
Heritage Oil, Ltd. (I)	9,831	30,295
		89,563
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	1,361	43,422
Verwaltungs & Privat Bank AG	492	34,884
		78,306
Luxembourg - 0.3%
APERAM	697	10,564
Eurofins Scientific	895	144,866
GAGFAH SA (I)	1,693	19,810
Oriflame Cosmetics SA SDR	587	18,744
Regus PLC	66,614	120,210
		314,194
Malta - 0.0%
Unibet Group PLC	1,362	43,473
Netherlands - 2.0%
Aalberts Industries NV	9,501	200,852
Accell Group	1,666	29,312
AMG Advanced Metallurgical Group NV (I)	3,085	26,578
Amsterdam Commodities NV	1,057	19,444
Arcadis NV	6,428	150,621
ASM International NV	5,593	204,738
Beter Bed Holding NV	1,056	18,526
BinckBank NV	4,478	36,812
Brunel International NV	825	39,927
CSM NV	5,756	123,777
Dockwise, Ltd. (I)	1,556	37,806
Exact Holdings NV	467	9,867
Grontmij (I)	5,995	22,781
Heijmans NV	2,023	19,063
InnoConcepts NV (I)	10,527	0
KAS Bank NV	330	3,356
Kendrion NV	212	4,476
Koninklijke BAM Groep NV	24,510	106,773
Koninklijke Ten Cate NV	3,799	99,781
Koninklijke Wessanen NV	2,054	5,943
LBI International NV (I)	4,728	17,937
Macintosh Retail Group NV	454	5,354

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Mediq NV	6,112	$103,970
Nutreco Holding NV	2,973	254,202
Ordina NV (I)	5,537	8,198
PostNL NV (I)	3,608	14,229
Sligro Food Group NV	2,169	62,455
SNS REAAL NV (I)(L)	16,603	23,017
Telegraaf Media Groep NV (L)	4,601	48,879
TKH Group NV	2,328	59,377
TomTom NV (I)(L)	15,548	79,681
Unit4 NV	1,920	58,102
USG People NV	6,577	52,719
		1,948,553
New Zealand - 0.9%
Air New Zealand, Ltd.	19,995	21,442
Chorus, Ltd.	1,695	4,135
Fisher & Paykel Healthcare Corp.	28,953	59,366
Freightways, Ltd.	8,921	31,482
Infratil, Ltd.	66,634	124,816
Mainfreight, Ltd.	7,268	70,569
New Zealand Oil & Gas, Ltd.	47,702	34,704
New Zealand Refining Company, Ltd.	17,531	37,175
Nuplex Industries, Ltd.	40,972	107,710
PGG Wrightson, Ltd. (I)	8,197	2,989
Pike River Coal Company, Ltd. (I)	21,968	0
Port of Tauranga, Ltd.	5,763	62,824
Pumpkin Patch, Ltd. (I)	7,395	8,202
Ryman Healthcare, Ltd.	14,826	55,887
Sky Network Television, Ltd.	12,878	52,358
SKYCITY Entertainment Group, Ltd.	43,129	135,422
Tower, Ltd.	20,665	33,189
Warehouse Group, Ltd.	4,936	12,199
		854,469
Norway - 1.0%
Agasti Holding ASA (I)	24,000	5,983
Algeta ASA (I)(L)	636	17,862
Atea ASA	13,003	140,859
Bonheur ASA	1,100	26,992
BW Offshore, Ltd.	30,800	28,577
BWG Homes ASA (I)	9,652	20,969
Camillo Eitzen & Company ASA (I)	130	21
Cermaq ASA	8,984	135,715
Clavis Pharma ASA (I)	70	98
DOF ASA (I)(L)	1,335	6,504
Eitzen Chemical ASA (I)	21,250	305
Electromagnetic GeoServices ASA (I)	3,160	7,475
Eltek ASA	22,000	15,750
Evry ASA	946	1,504
Ganger Rolf ASA	700	15,856
Kongsberg Automotive Holding ASA (I)	29,400	7,891
Kvaerner ASA	4,648	13,613
Leroy Seafood Group ASA	77	1,812
Nordic Semiconductor ASA (I)(L)	21,567	56,712
Norwegian Air Shuttle ASA (I)	2,907	75,434
Norwegian Energy Company AS (I)(L)	16,500	11,311
Opera Software ASA	4,868	27,834
Pronova Biopharma AS	6,249	13,932
Scana Industrier ASA (I)	15,247	3,364
Sevan Marine ASA (I)	2,068	7,566
Siem Offshore, Inc. (I)	20,000	27,589
Solstad Offshore ASA	2,900	52,179
Sparebanken 1 SMN	3,899	24,427
STX OSV Holdings, Ltd.	11,000	11,854

The accompanying notes are an integral part of the financial statements.	129
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Tomra Systems ASA	13,184	$119,182
Veidekke ASA	6,400	50,752
Wilh Wilhelmsen Holding ASA, Class A	1,300	37,082
		967,004
Papua New Guinea - 0.0%
Highlands Pacific, Ltd. (I)	59,421	9,371
Peru - 0.1%
Copeinca ASA	7,710	56,890
Portugal - 0.4%
Altri SGPS SA	26,263	54,763
Banco BPI SA (I)	23,984	30,419
Banif - Banco Internacional Do Funchal SA (I)	17,971	3,463
Impresa SGPS SA (I)	11,168	4,550
Mota Engil SGPS SA	5,366	11,102
Portucel - Empresa Produtora de Pasta
e Papel SA	28,126	83,555
Redes Energeticas Nacionais SA	12,164	32,938
Semapa-Sociedade de Investimento & Gestao	5,253	40,036
Sonae	50,046	45,827
Sonae Capital SGPS SA (I)	16,889	3,085
Teixeira Duarte SA (I)	21,736	9,235
Zon Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	14,900	58,750
		377,723
Russia - 0.0%
Raven Russia, Ltd. (I)	7,198	7,429
Singapore - 1.6%
ASL Marine Holdings, Ltd.	19,600	10,856
Ausgroup, Ltd.	71,000	29,926
Banyan Tree Holdings, Ltd. (I)	54,000	28,287
Biosensors International Group, Ltd. (I)	7,000	6,960
Bukit Sembawang Estates, Ltd.	16,000	88,596
Cape PLC	836	2,877
CH Offshore, Ltd.	38,000	15,194
China Aviation Oil Singapore Corp., Ltd.	12,000	9,898
China Merchants Holdings Pacific, Ltd.	50,000	30,962
Cosco Corp. Singapore, Ltd.	80,000	59,433
Creative Technology, Ltd.	6,650	16,707
CSE Global, Ltd.	55,000	35,424
Ezion Holdings, Ltd.	49,000	68,373
Ezra Holdings, Ltd. (I)	50,400	47,699
Food Empire Holdings, Ltd.	43,200	20,245
Gallant Venture, Ltd. (I)	71,000	16,735
GMG Global, Ltd.	46,000	5,051
Goodpack, Ltd.	18,000	27,149
Ho Bee Investment, Ltd.	18,000	28,423
Hong Fok Corp., Ltd. (I)	48,000	23,014
Hong Leong Asia, Ltd.	13,000	17,979
Hotel Properties, Ltd.	24,000	59,473
HTL International Holdings, Ltd.	34,000	8,797
Hyflux, Ltd.	51,000	53,646
Jaya Holdings, Ltd. (I)	51,000	27,714
Metro Holdings, Ltd.	63,600	43,121
Midas Holdings, Ltd.	115,000	40,095
Oceanus Group, Ltd. (I)	116,000	3,170
Orchard Parade Holdings, Ltd.	5,000	9,030
OSIM International, Ltd.	30,000	42,657
Otto Marine, Ltd. (I)	144,000	10,604
Pan Pacific Hotels Group, Ltd.	21,500	41,326
Petra Foods, Ltd.	45,000	127,477
Raffles Education Corp., Ltd. (I)(L)	91,425	25,754

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Raffles Medical Group, Ltd.	3,289	$7,053
Rotary Engineering, Ltd.	22,000	8,087
SBS Transit, Ltd.	5,000	6,126
SC Global Developments, Ltd.	17,000	25,463
Sinarmas Land, Ltd.	184,000	50,493
Stamford Land Corp., Ltd.	59,000	27,945
Super Coffeemix Manufacturing, Ltd.	15,000	39,928
Swiber Holdings, Ltd.	20,000	10,061
Tat Hong Holdings, Ltd.	31,000	34,605
Triyards Holdings, Ltd. (I)	5,040	3,127
United Engineers, Ltd.	19,000	52,627
UOB-Kay Hian Holdings, Ltd.	31,000	41,446
Venture Corp., Ltd.	7,000	46,314
WBL Corp., Ltd.	4,000	12,982
Wing Tai Holdings, Ltd.	21,205	32,493
Yeo Hiap Seng, Ltd.	1,104	2,624
Yongnam Holdings, Ltd.	87,000	17,119
		1,501,145
South Africa - 0.0%
Great Basin Gold, Ltd. (I)	34,200	2,751
Spain - 2.1%
Abengoa SA	2,937	9,322
Abengoa SA, B Shares (I)	11,748	37,394
Acerinox SA	2,262	24,955
Almirall SA	6,175	60,666
Amper SA (I)	1,961	4,169
Antena 3 de Television SA (L)	3,644	18,822
Bankinter SA (L)	17,362	72,460
Bolsas y Mercados Espanoles SA (L)	5,350	129,316
Caja de Ahorros del Mediterraneo (I)	5,428	716
Campofrio Food Group SA (I)	1,173	7,532
Cementos Portland Valderrivas SA (I)	1,547	5,957
Construcciones & Auxiliar de Ferrocarriles SA	265	122,114
Deoleo SA (I)	11,142	4,038
Dinamia SA	1,181	8,388
Duro Felguera SA	3,914	25,060
Ebro Foods SA	13,765	277,450
Elecnor SA	2,026	25,470
Ence Energia y Celulosa SA	16,201	46,459
Ercros SA (I)	12,567	6,638
Faes Farma SA	15,919	34,908
Fluidra SA	3,227	9,559
Gamesa Corporacion Tecnologica SA	7,200	15,929
Grupo Catalana Occidente SA	2,531	46,195
Indra Sistemas SA	7,450	100,039
Laboratorios Farmaceuticos Rovi SA	1,750	12,044
Mediaset Espana Comunicacion SA	4,733	32,591
Melia Hotels International SA	5,056	38,854
NH Hoteles SA (I)	8,165	28,067
Obrascon Huarte Lain SA	3,281	95,303
Papeles y Cartones de Europa SA	4,221	11,366
Pescanova SA	1,602	29,675
Promotora de Informaciones SA (I)	9,049	2,828
Realia Business SA (I)	9,431	9,281
Sacyr Vallehermoso SA (I)	931	2,113
Sociedad Nacional de Industrias Apicaciones
Celulosa Espanol SA (I)	8,375	7,074
Tecnicas Reunidas SA	2,764	128,532
Tubacex SA (I)	10,312	27,388
Tubos Reunidos SA	9,106	21,742
Unipapel SA	209	3,165
Vidrala SA	2,228	61,583

The accompanying notes are an integral part of the financial statements.	130
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Viscofan SA	6,729	$375,451
Vocento SA (I)	9,411	12,733
Zeltia SA (I)	16,087	26,462
		2,019,808
Sweden - 3.5%
AarhusKarlshamn AB	4,950	210,597
Acando AB	6,279	14,756
Active Biotech AB (I)	2,172	18,368
AddTech AB	2,310	65,998
AF AB	3,536	84,877
Avanza Bank Holding AB	1,104	22,440
Axfood AB	1,565	59,261
Axis Communications AB (L)	8,098	221,289
B&B Tools AB	3,490	35,246
BE Group AB	4,723	12,103
Beijer Alma AB	229	4,091
Betsson AB	2,976	92,331
Bilia AB	1,720	24,816
BillerudKorsnas AB	17,199	163,652
BillerudKorsnas AB (I)	8,599	80,659
BioGaia AB	555	14,985
Bure Equity AB	7,860	26,512
Castellum AB	6,802	96,704
CDON Group AB (I)	511	3,147
Clas Ohlson AB	4,002	53,273
Cloetta AB (I)	2,034	4,222
Concordia Maritime AB	2,200	3,446
Duni AB	5,099	46,539
East Capital Explorer AB	3,589	27,018
Enea AB	1,999	12,520
Eniro AB (I)(L)	12,390	21,186
Fabege AB	6,102	61,764
Fagerhult AB	749	19,217
Fastighets AB Balder - B Shares (I)	2,585	14,857
G & L Beijer AB	2,250	37,655
Haldex AB	6,370	32,833
Hexpol AB	1,566	82,779
HIQ International AB	3,756	20,802
Hoganas AB	4,475	171,551
Holmen AB, Series B	4,455	132,530
Hufvudstaden AB, Class A	638	8,092
Industrial & Financial Systems AB	3,487	55,580
Indutrade AB	1,973	59,718
Intrum Justitia AB	6,104	91,307
JM AB (L)	8,981	160,849
Kappahl AB (I)	8,073	5,435
KappAhl Holding AB (I)(L)	8,073	5,435
Kungsleden AB	10,626	58,263
Lindab International AB	6,008	39,893
Loomis AB	4,564	73,358
Mekonomen AB	2,150	68,492
NCC AB, B Shares	8,075	170,119
Net Entertainment NE AB	105	1,298
Net Insight AB (I)	40,297	9,622
New Wave Group AB	6,024	23,458
Nibe Industrier AB	7,047	101,968
Nobia AB (I)	17,611	71,652
OEM International AB	1,799	18,546
PA Resources AB (I)(L)	19,862	602
Peab AB	14,016	67,189
Proffice AB	6,320	21,696
Rezidor Hotel Group AB (I)	8,897	31,825
RNB Retail & Brands AB (I)	31,521	6,936

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Saab AB	46	$960
SAS AB (I)	17,484	21,404
SkiStar AB	222	2,938
SSAB AB, Series A	3,598	31,728
Sweco AB	3,557	39,835
Swedish Orphan Biovitrum AB (I)	11,871	67,056
TradeDoubler AB	4,887	9,543
Wihlborgs Fastigheter AB	3,088	48,519
		3,367,340
Switzerland - 4.8%
Acino Holding AG	303	36,498
Advanced Digital Broadcast Holdings SA (I)	245	3,433
AFG Arbonia-Forster Holding AG (I)	1,594	40,483
Allreal Holding AG	764	118,110
APG SGA SA	88	19,321
Ascom Holding AG	3,146	30,457
Autoneum Holding AG (I)	430	20,855
Bachem Holding AG	14	559
Bank Coop AG	1,583	93,828
Banque Privee Edmond de Rothschild SA	1	19,971
Basilea Pharmaceutica (I)	565	27,648
Belimo Holding AG	29	56,092
Bellevue Group AG	655	6,585
Berner Kantonalbank	285	79,172
Bobst Group AG (I)	1,189	33,880
Bossard Holding AG	167	24,440
Bucher Industries AG	751	148,580
Burckhardt Compression Holding AG	370	121,354
Centralschweizerische Kraftwerke AG	108	39,222
Charles Voegele Holding AG (I)	998	18,074
Cicor Technologies (I)	322	10,237
Cie Financiere Tradition SA	211	11,538
Conzzeta Holding AG	1	1,820
Daetwyler Holding AG	778	73,406
EFG International (L)	5,629	55,176
Emmi AG	319	80,438
Energiedienst Holding AG	559	24,159
Ferrexpo PLC	5,662	23,604
Flughafen Zuerich AG	380	176,030
Forbo Holding AG	196	125,582
GAM Holding AG	25,978	356,989
Gategroup Holding AG	846	22,274
Georg Fischer AG	893	359,906
Gurit Holding AG	22	8,786
Helvetia Patria Holding AG	307	116,620
Huber & Suhner AG	222	10,634
Implenia AG	348	15,174
Inficon Holding AG	99	23,742
Informa PLC	10,659	78,855
Intershop Holdings	8	2,847
Kaba Holding AG	317	134,383
Komax Holding AG	647	50,296
Kudelski SA	4,675	48,948
Kuoni Reisen Holding AG	265	79,456
LEM Holding SA	52	28,700
Logitech International SA (L)	9,485	72,317
Lonza Group AG	1,290	69,773
Luzerner Kantonalbank AG	145	53,204
Meyer Burger Technology AG (I)	3,227	24,072
Micronas Semiconductor Holding AG	5,145	47,008
Mobilezone Holding AG	3,138	33,230
Mobimo Holding AG	528	126,501
Nobel Biocare Holding AG	1,633	13,899

The accompanying notes are an integral part of the financial statements.	131
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
OC Oerlikon Corp. AG	14,200	$162,699
Orascom Development Holding AG (I)	1,134	15,674
Orell Fuessli Holding AG	136	13,766
Panalpina Welttransport Holding AG	1,612	163,884
Phoenix Mecano AG	53	24,936
PubliGroupe SA	20	3,147
Rieter Holding AG	430	76,204
Romande Energie Holding SA	52	60,663
Schaffner Holding AG	40	10,153
Schmolz + Bickenbach AG	1,684	5,370
Schweiter Technologies AG	3	1,717
Schweizerische National-Versicherungs-
Gesellschaft AG	1,339	59,439
Siegfried Holding AG	53	6,618
St. Galler Kantonalbank	99	40,753
Straumann Holding AG	77	9,517
Swisslog Holding AG	4,914	6,324
Swissquote Group Holding SA	1,093	34,430
Tamedia AG	188	21,064
Tecan Group AG	750	62,850
Temenos Group AG (I)	6,088	107,316
U-Blox AG	65	2,781
Valiant Holding AG	686	65,766
Valora Holding AG	284	57,530
Vaudoise Assurances Holding SA	138	44,432
Vetropack Holding AG	3	5,529
Von Roll Holding AG (I)	7,878	17,663
Vontobel Holding AG	2,802	86,516
WMH Walter Meier AG	121	31,335
Ypsomed Holding AG	276	16,918
Zehnder Group AG	615	29,848
Zuger Kantonalbank	17	89,526
		4,632,534
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (I)	138,000	0
United Arab Emirates - 0.0%
Lamprell PLC	30,296	46,218
United Kingdom - 22.2%
A.G.Barr PLC	9,000	72,322
Aegis Group PLC	68,082	260,122
Afren PLC (I)	55,554	121,805
Alent PLC (I)	33,297	167,028
Alizyme PLC (I)	22,479	0
Amlin PLC	13,174	80,029
Anglo Pacific Group PLC	10,171	44,797
Anite PLC	6,272	14,467
Ashtead Group PLC	54,314	385,413
Aveva Group PLC	8,544	303,826
Balfour Beatty PLC	40,039	178,928
Barratt Developments PLC (I)	98,477	333,084
BBA Aviation PLC	48,270	174,674
Bellway PLC	10,163	172,753
Berendsen PLC	14,469	137,824
Berkeley Group Holdings PLC (I)	13,633	398,362
Bodycote PLC	19,111	141,739
Booker Group PLC	6,370	10,190
Bovis Homes Group PLC	13,879	129,934
Brammer PLC	8,722	44,284
Brewin Dolphin Holdings PLC	23,416	80,414
British Polythene Industries PLC	4,443	28,582
Britvic PLC	32,362	214,398
BTG PLC (I)	25,585	138,555

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Cable & Wireless Communications PLC	75,207	$43,260
Capital & Counties Properties PLC	4,640	18,286
Capital & Regional PLC (I)	28,406	13,031
Carillion PLC	27,252	142,934
Carpetright PLC (I)	3,039	33,756
Charles Taylor Consulting PLC	3,000	8,179
Chemring Group PLC	32,046	120,113
Chesnara PLC	776	2,455
Chime Communications PLC	5,129	18,869
Cineworld Group PLC	6,663	28,288
Close Brothers Group PLC	15,796	221,808
Cobham PLC	28,846	104,906
Colt Telecom Group SA (I)	31,617	49,764
Communisis PLC	1	1
Computacenter PLC	9,482	66,903
Concentric AB	6,370	55,119
Costain Group PLC	3,598	14,986
Cranswick PLC	8,434	116,643
Creston PLC	10,587	13,463
CSR PLC	18,505	100,488
D.S. Smith PLC	122,693	409,914
Daily Mail & General Trust PLC	17,811	159,890
Dairy Crest Group PLC	13,990	87,033
Darty PLC	13,363	12,364
De La Rue PLC	7,909	116,733
Debenhams PLC	116,644	216,540
Dechra Pharmaceuticals PLC	5,389	52,671
Development Securities PLC	2,220	5,261
Devro PLC	5,062	25,733
Dialight PLC	522	9,022
Dignity PLC	5,430	93,887
Diploma PLC	7,537	67,775
Dixons Retail PLC (I)(L)	231,071	107,165
Domino Printing Sciences PLC	13,820	131,241
Domino’s Pizza UK & IRL PLC	7,102	58,139
Drax Group PLC	30,783	272,278
Dunelm Group PLC	9,379	109,692
E2V Technologies PLC	2,485	4,980
easyJet PLC	10,090	126,850
Electrocomponents PLC	45,730	178,337
Elementis PLC	54,285	205,887
EnQuest PLC (I)	46,110	92,009
Enterprise Inns PLC (I)	55,142	92,245
Euromoney Institutional Investor PLC	7,325	104,056
F&C Asset Management PLC	41,888	69,742
Fenner PLC	9,083	57,979
Fidessa Group PLC	3,586	88,621
Filtrona PLC	27,028	243,822
Findel PLC (I)	318,283	48,059
FirstGroup PLC	35,332	120,997
Galliford Try PLC	8,666	107,454
Gem Diamonds, Ltd. (I)	12,666	29,732
Genus PLC	5,336	122,195
Go-Ahead Group PLC	2,784	57,730
Greene King PLC	18,168	185,027
Greggs PLC	7,878	58,527
Halfords Group PLC	23,761	128,964
Halma PLC	44,038	331,887
Hardy Oil & Gas PLC (I)	5,072	7,248
Hays PLC	90,038	120,944
Headlam Group PLC	4,631	24,850
Helical Bar PLC	8,263	31,137
Hikma Pharmaceuticals PLC	16,363	204,785

The accompanying notes are an integral part of the financial statements.	132
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Hill & Smith Holdings PLC	6,401	$42,002
Hochschild Mining PLC	15,777	122,588
Homeserve PLC	23,941	90,385
Howden Joinery Group PLC	88,671	251,773
Hunting PLC	9,788	127,864
Hyder Consulting PLC	3,872	25,285
ICAP PLC	359	1,837
IG Group Holdings PLC	25,146	184,110
Imagination Technologies Group PLC (I)	39,682	257,309
Inchcape PLC	27,669	194,639
Innovation Group PLC (I)	9,835	3,858
Intermediate Capital Group PLC	43,942	230,841
International Personal Finance PLC	47,051	282,575
Interserve PLC	12,721	80,851
Invensys PLC	13,129	71,330
ITE Group PLC	16,803	67,434
J.D. Wetherspoon PLC	9,690	83,237
James Fisher & Sons PLC	4,579	60,187
Jardine Lloyd Thompson Group PLC	10,279	134,843
Jazztel PLC (I)	19,044	132,080
JKX Oil & Gas PLC (I)	8,683	10,932
John Menzies PLC (I)	983	10,439
Kcom Group PLC	95,593	113,845
Keller Group PLC	4,607	52,265
Kier Group PLC	2,737	59,180
Kofax PLC (I)	12,928	62,093
Ladbrokes PLC	55,844	179,052
Laird PLC	26,527	88,009
Lancashire Holdings, Ltd.	13,824	174,223
Lonmin PLC (I)	2,646	12,391
Lookers PLC	17,654	21,301
Low & Bonar PLC	21,034	18,007
M.J. Gleeson Group PLC (I)	8,478	24,712
Management Consulting Group PLC	217	75
Marshalls PLC	1,729	2,720
Marston’s PLC	27,240	53,561
McBride PLC	14,770	32,063
Mears Group PLC	8,289	44,305
Melrose Industries PLC	66,504	247,760
Michael Page International PLC	20,769	134,140
Micro Focus International PLC	22,274	214,530
Millennium & Copthorne Hotels PLC	13,381	112,001
Mitchells & Butlers PLC (I)	26,386	142,209
Mitie Group PLC	21,404	91,592
Moneysupermarket.com Group PLC	11,551	29,493
Morgan Crucible Company PLC	23,436	103,708
Mothercare PLC (I)	6,928	38,272
MWB Group Holdings PLC (I)	11,618	920
N. Brown Group PLC	16,271	97,014
National Express Group PLC	34,580	115,663
NCC Group, Ltd.	24,966	62,575
Northgate PLC	1,332	6,733
Novae Group PLC	2,664	17,229
Optos PLC (I)	3,748	10,215
Oxford Biomedica PLC (I)	57,574	2,165
Oxford Instruments PLC	3,507	82,004
Pace PLC	26,281	81,559
PayPoint PLC	4,414	59,254
Pendragon PLC (I)	63,903	17,423
Persimmon PLC	26,100	344,682
Petropavlovsk PLC	20,453	123,063
Photo-Me International PLC	24,627	25,651
Premier Farnell PLC	44,384	141,988

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Premier Foods PLC (I)	15,810	$29,010
Premier Oil PLC (I)	25,504	141,473
Provident Financial PLC	10,905	244,068
Punch Taverns PLC (I)	20,164	2,609
PZ Cussons PLC (L)	15,640	97,026
QinetiQ PLC	59,423	174,519
Quintain Estates & Development PLC (I)	54,012	45,921
Rathbone Brothers PLC	4,853	102,488
Redrow PLC (I)	28,411	78,819
Renishaw PLC	2,747	92,936
Rentokil Initial PLC	61,337	97,294
Restaurant Group PLC	15,717	101,017
Ricardo PLC	418	2,544
Rightmove PLC	10,176	234,402
RM PLC	10,003	12,884
Rotork PLC	12,265	508,642
RPC Group PLC	19,465	127,709
RPS Group PLC	17,736	61,194
Salamander Energy PLC (I)	13,282	40,461
Savills PLC	12,336	95,801
SDL PLC	13,797	112,771
Senior PLC	19,322	63,401
Shanks Group PLC	46,070	67,922
SIG PLC	20,810	41,052
Smiths News PLC	16,404	42,014
Soco International PLC (I)	16,636	97,067
Southern Cross Healthcare, Ltd. (I)	15,726	1,597
Spectris PLC	10,418	348,965
Spirax-Sarco Engineering PLC	9,089	341,719
Spirent Communications PLC	60,917	149,721
Spirit Pub Company PLC	20,164	21,306
Sportech PLC (I)	11,390	13,110
Sports Direct International PLC (I)	15,902	98,349
St James’s Place PLC	19,153	130,030
St. Modwen Properties PLC	14,271	53,738
Stagecoach Group PLC	24,940	123,246
Sthree PLC	8,144	44,015
STV Group PLC (I)	2,685	4,375
SuperGroup PLC (I)	11	101
Synergy Health PLC	5,377	95,345
TalkTalk Telecom Group PLC	24,348	94,305
Taylor Wimpey PLC	241,540	263,222
Telecity Group PLC	13,857	181,657
Telecom Plus PLC	752	11,433
Thomas Cook Group PLC (I)	5,723	4,531
Topps Tiles PLC	15,591	12,798
Torotrak PLC (I)	2,223	962
Tribal Group PLC	7,453	12,477
Trinity Mirror PLC (I)	6,673	10,291
TT electronics PLC	14,769	34,050
Tullett Prebon PLC	20,558	85,298
UK Mail Group PLC	2,825	13,769
Ultra Electronics Holdings PLC	5,588	149,575
UTV Media PLC	14,284	28,715
Vectura Group PLC (I)	29,652	41,237
Vesuvius PLC	33,297	188,320
Victrex PLC	5,831	157,367
Vitec Group PLC	1,430	14,786
Volex Group PLC	2,300	3,582
VP PLC	637	3,534
W.S. Atkins PLC	9,549	116,753
WH Smith PLC	11,284	126,012
William Hill PLC	51,239	291,019

The accompanying notes are an integral part of the financial statements.	133
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Wilmington Group PLC	8,076	$20,219
Wincanton PLC (I)	2,774	3,193
Wolfson Microelectronics PLC (I)	12,200	39,455
Xaar PLC	156	713
Xchanging PLC (I)	19,640	39,999
Yule Catto & Company PLC	8,486	26,441
		21,408,602
United States - 0.3%
Argonaut Gold, Inc. (I)	6,900	65,691
Biota Pharmaceuticals, Inc.	1,711	6,827
BNK Petroleum, Inc. (I)	5,141	2,584
Boart Longyear, Ltd.	36,330	72,878
Golden Star Resources, Ltd. (I)(L)	27,300	51,049
International Minerals Corp.	1,700	6,870
Thompson Creek Metals Company, Inc. (I)(L)	11,493	47,578
		253,477
TOTAL COMMON STOCKS (Cost $103,564,494)		$ 97,086,729

RIGHTS - 0.0%
East Capital Explorer AB (Expiration Date:
01/14/2013; Strike Price SEK 77.00) (I)	3,589	$756
Faes Farma SA (Expiration Date: 01/11/2013;
Strike Price: EUR 0.1) (I)	15,919	714
TOTAL RIGHTS (Cost $1,335)		$ 1,470

WARRANTS - 0.0%
Seat Pagine Gialle SpA (Expiration
Date: 08/31/2014) (I)(N)	131,159	233
TOTAL WARRANTS (Cost $0)		$ 233

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	288,530	$ 2,887,436
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,887,637)		$ 2,887,436
Total Investments (International Small Company Trust)
(Cost $106,453,466) - 103.7%		$ 99,975,868
Other assets and liabilities, net - (3.7%)		(3,571,811)
TOTAL NET ASSETS - 100.0%		$ 96,404,057

International Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.3%
Australia - 0.2%
Billabong International, Ltd. (L)	2,845,720	$ 2,478,050
Belgium - 1.0%
KBC Groep NV	305,456	10,632,186
Brazil - 0.9%
Petroleo Brasileiro SA, Class A, ADR	35,477	684,706
Vale SA (Preference A Shares), ADR	433,780	8,805,734
		9,490,440
Canada - 2.7%
Ensign Energy Services, Inc. (L)	268,800	4,153,469
Suncor Energy, Inc.	271,800	8,937,949

International Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Talisman Energy, Inc.	625,440	$7,073,691
Trican Well Service, Ltd. (L)	658,300	8,682,915
		28,848,024
China - 1.7%
China Telecom Corp., Ltd., H Shares	13,736,427	7,695,912
Shanghai Electric Group Company, Ltd.,
H Shares	11,136,000	4,841,376
Trina Solar, Ltd., ADR (I)(L)	1,203,530	5,223,320
		17,760,608
Denmark - 0.2%
Vestas Wind Systems A/S (I)(L)	425,733	2,413,767
France - 15.1%
AXA SA	1,192,211	21,564,660
BNP Paribas SA	615,926	34,717,996
Carrefour SA	594,210	15,387,337
France Telecom SA	843,243	9,443,143
GDF Suez	174,840	3,602,388
Ipsen SA	181,158	5,486,892
Sanofi	271,013	25,701,576
Societe Generale SA (I)	474,043	17,830,762
Total SA	333,336	17,252,652
Vivendi SA	431,265	9,711,943
		160,699,349
Germany - 5.6%
Deutsche Lufthansa AG	686,720	12,907,889
E.ON SE	403,350	7,511,418
Gerresheimer AG (I)	47,538	2,516,754
Kloeckner & Company SE (I)	455,830	5,396,652
Merck KGaA	60,520	7,984,882
Muenchener Rueckversicherungs AG	59,107	10,612,286
Siemens AG	116,271	12,637,450
		59,567,331
Hong Kong - 2.6%
China Mobile, Ltd.	817,000	9,570,217
First Pacific Company, Ltd.	2,374,000	2,630,290
Kingboard Chemical Holdings, Ltd.	4,146,500	14,929,728
		27,130,235
India - 1.2%
Reliance Industries, Ltd.	858,497	13,261,310
Ireland - 0.8%
CRH PLC	418,460	8,683,412
Italy - 1.7%
UniCredit SpA (I)	3,587,452	17,715,167
Japan - 5.5%
ITOCHU Corp.	1,414,660	14,932,973
Mazda Motor Corp. (I)	3,531,000	7,210,384
Namco Bandai Holdings, Inc.	28,400	368,321
NKSJ Holdings, Inc.	460,400	9,805,057
Toyota Motor Corp.	329,530	15,381,329
Trend Micro, Inc. (L)	367,100	11,078,570
		58,776,634
Netherlands - 11.7%
Aegon NV	2,675,082	17,047,788
Akzo Nobel NV	182,230	12,024,815
ING Groep NV (I)	4,807,050	45,968,340
Koninklijke Philips Electronics NV	274,035	7,351,894
Randstad Holdings NV	276,880	10,220,776
Reed Elsevier NV	772,650	11,447,571

The accompanying notes are an integral part of the financial statements.	134
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, B Shares	591,786	$20,944,693
		125,005,877
Norway - 4.2%
Statoil ASA	771,610	19,362,843
Telenor ASA	1,247,925	25,353,723
		44,716,566
Singapore - 2.1%
Flextronics International, Ltd. (I)	2,218,370	13,776,078
Singapore Telecommunications, Ltd.	3,023,000	8,221,216
		21,997,294
South Korea - 7.3%
Hana Financial Group, Inc.	333,660	10,907,866
KB Financial Group, Inc., ADR (L)	699,043	25,095,644
KIWOOM Securities Company, Ltd.	84,364	4,671,768
Korea Investment Holdings Company, Ltd.	145,600	5,838,705
POSCO	35,094	11,474,652
Samsung Electronics Company, Ltd.	13,932	19,939,830
		77,928,465
Spain - 1.2%
Telefonica SA	932,814	12,666,434
Sweden - 0.8%
Getinge AB, B Shares	71,202	2,412,047
Telefonaktiebolaget LM Ericsson, B Shares	641,194	6,449,298
		8,861,345
Switzerland - 11.3%
Basilea Pharmaceutica (I)	36,130	1,767,977
Credit Suisse Group AG (I)	1,451,692	36,424,894
Lonza Group AG (I)	99,460	5,379,551
Nobel Biocare Holding AG (I)	285,600	2,430,816
Noble Corp.	254,890	8,875,270
Novartis AG	168,620	10,675,587
Roche Holdings AG	112,172	22,852,230
Swiss Re AG (I)	234,111	17,086,418
UBS AG (I)	967,236	15,210,922
		120,703,665
Taiwan - 1.8%
Compal Electronics, Inc.	13,233,334	8,954,280
Compal Electronics, Inc., GDR (S)	2,123	7,146
Siliconware Precision Industries Company	9,912,000	10,608,402
		19,569,828
United Kingdom - 18.7%
Aviva PLC	3,617,500	21,838,113
BAE Systems PLC	2,091,561	11,490,989
BP PLC, ADR	1,840,025	12,749,094
Carillion PLC	1,520,420	7,974,474
G4S PLC	2,910,180	12,151,922
GlaxoSmithKline PLC	1,033,284	22,434,232
Hays PLC	7,322,723	9,836,256
Kingfisher PLC	2,938,370	13,572,001
Lloyds Banking Group PLC (I)	17,914,590	14,354,563
Man Group PLC	12,211,620	16,374,429
Marks & Spencer Group PLC	1,603,200	9,995,474
Premier Foods PLC (I)	630,014	1,156,014
Rexam PLC	988,700	6,947,723
Tesco PLC	4,151,390	22,804,905
Vodafone Group PLC	6,095,398	15,329,110
		199,009,299
TOTAL COMMON STOCKS (Cost $1,058,777,205)	$ 1,047,915,286

International Value Trust (continued)
	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,670,494	26,724,698
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,723,495)		$ 26,724,698

SHORT-TERM INVESTMENTS - 1.6%
Time Deposits - 1.6%
Royal Bank of Canada, 0.050%, 01/02/2013 * $	17,000,000	$ 17,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $17,000,000)		$ 17,000,000
Total Investments (International Value Trust)
(Cost $1,102,500,700) - 102.4%		$ 1,091,639,984
Other assets and liabilities, net - (2.4%)		(25,130,656)
TOTAL NET ASSETS - 100.0%		$ 1,066,509,328

Lifestyle Balanced PS Series
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 50.2%
All Cap Core, Series NAV (QS Investors)	85,932	$1,628,404
All Cap Value, Series NAV (Lord Abbett)	250,151	2,096,266
Alpha Opportunities, Series NAV (Wellington)	304,784	4,074,958
Blue Chip Growth, Series NAV (T. Rowe Price)	156,468	3,794,338
Capital Appreciation, Series NAV (Jennison)	256,676	2,954,335
Emerging Markets Value, Series NAV (DFA)	471,804	5,057,743
Equity-Income, Series NAV (T. Rowe Price)	300,305	4,648,724
Fundamental Large Cap Value, Series NAV
(John Hancock) (A)(1)	172,416	2,100,028
Fundamental Value, Series NAV (Davis)	265,909	4,063,093
Growth Equity, Series NAV (Rainier)	164,906	2,110,799
Heritage, Series NAV (American Century)	73,123	840,911
International Core, Series NAV (GMO)	261,858	2,508,601
International Growth Stock,
Series NAV (Invesco)	200,592	2,870,475
International Value, Series NAV (Franklin)	239,665	2,835,239
Mid Cap Stock, Series NAV (Wellington) (I)	78,543	1,238,631
Mid Cap Value Equity, Series NAV (Columbia)	75,466	842,957
Mid Value, Series NAV (T. Rowe Price)	107,970	1,236,260
Small Cap Growth, Series NAV (Wellington)	62,691	584,909
Small Cap Value, Series NAV (Wellington)	36,620	756,941
Small Company Growth,
Series NAV (Invesco) (I)	27,217	498,893
Small Company Value, Series NAV (T.
Rowe Price)	45,970	894,567
Smaller Company Growth, Series NAV
(Frontier/John Hancock (A)(2)/Perimeter)	33,596	584,909
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	2,553,839	33,889,443
U.S. Equity, Series NAV (GMO)	228,751	3,209,377

The accompanying notes are an integral part of the financial statements.	135
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Lifestyle Balanced PS Series (continued)
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income - 49.8%
Bond PS, Series NAV (John Hancock) (A)(1)	6,409,343	$ 84,603,323
		169,924,124
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $164,372,033)		$ 169,924,124
Total Investments (Lifestyle Balanced PS Series)
(Cost $164,372,033) - 100.0%		$ 169,924,124
Other assets and liabilities, net - 0.0%		(11,789)
TOTAL NET ASSETS - 100.0%		$ 169,912,335

Lifestyle Conservative PS Series
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 20.2%
Blue Chip Growth, Series NAV (T. Rowe Price)	58,708	$1,423,661
Equity-Income, Series NAV (T. Rowe Price)	89,923	1,392,006
Fundamental Value, Series NAV (Davis)	58,199	889,284
International Core, Series NAV (GMO)	68,508	656,302
International Growth Stock,
Series NAV (Invesco)	20,847	298,319
International Value, Series NAV (Franklin)	58,000	686,134
Mid Cap Stock, Series NAV (Wellington) (I)	17,025	268,487
Mid Value, Series NAV (T. Rowe Price)	23,449	268,487
Small Cap Growth, Series NAV (Wellington) (I)	25,579	238,655
Small Cap Value, Series NAV (Wellington)	12,989	268,487
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	354,288	4,701,398
U.S. Equity, Series NAV (GMO)	52,194	732,284
Fixed Income - 79.8%
Bond PS, Series NAV (John Hancock) (A)(1)	3,539,904	46,726,727
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $56,846,047)		$ 58,550,231
Total Investments (Lifestyle Conservative PS Series)
(Cost $56,846,047) - 100.0%		$ 58,550,231
Other assets and liabilities, net - 0.0%		(9,415)
TOTAL NET ASSETS - 100.0%		$ 58,540,816

Lifestyle Growth PS Series
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 70.3%
All Cap Core, Series NAV (QS Investors)	86,813	$1,645,109
All Cap Value, Series NAV (Lord Abbett)	338,780	2,838,979
Alpha Opportunities, Series NAV (Wellington)	437,951	5,855,401
Blue Chip Growth, Series NAV (T.
Rowe Price) (I)	214,648	5,205,207
Capital Appreciation, Series NAV (Jennison)	373,661	4,300,838
Emerging Markets Value, Series NAV (DFA)	671,073	7,193,898

Lifestyle Growth PS Series (continued)
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES (continued)
Equity (continued)
Equity-Income, Series NAV (T. Rowe Price)	471,698	$7,301,878
Fundamental Large Cap Value, Series NAV
(John Hancock) (A)(1)	234,430	2,855,360
Fundamental Value, Series NAV (Davis)	379,715	5,802,052
Growth Equity, Series NAV (Rainier)	268,705	3,439,427
Heritage, Series NAV (American Century)	74,522	857,008
International Core, Series NAV (GMO)	383,220	3,671,251
International Growth Stock,
Series NAV (Invesco)	304,707	4,360,352
International Value, Series NAV (Franklin)	358,073	4,236,001
Mid Cap Stock, Series NAV (Wellington) (I)	103,253	1,628,294
Mid Cap Value Equity, Series NAV (Columbia)	77,898	870,123
Mid Value, Series NAV (T. Rowe Price)	140,894	1,613,239
Small Cap Growth, Series NAV (Wellington)	84,223	785,803
Small Cap Opportunities,
Series NAV (DFA/Invesco) (I)	46,276	1,019,005
Small Cap Value, Series NAV (Wellington)	42,447	877,369
Small Company Growth, Series NAV (Invesco)	37,655	690,222
Small Company Value, Series NAV (T.
Rowe Price)	68,376	1,330,604
Smaller Company Growth, Series NAV
(Frontier/John Hancock (A)(2)/Perimeter)	39,790	692,749
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	3,639,139	48,291,380
U.S. Equity, Series NAV (GMO)	375,308	5,265,572
Fixed Income - 29.7%
Bond PS, Series NAV (John Hancock) (A)(1)	3,933,968	51,928,371
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $167,677,949)		$ 174,555,492
Total Investments (Lifestyle Growth PS Series)
(Cost $167,677,949) - 100.0%		$ 174,555,492
Other assets and liabilities, net - 0.0%		(11,834)
TOTAL NET ASSETS - 100.0%		$ 174,543,658

Lifestyle Moderate PS Series
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 40.4%
All Cap Value, Series NAV (Lord Abbett)	98,872	$828,544
Alpha Opportunities, Series NAV (Wellington)	129,278	1,728,444
Blue Chip Growth, Series NAV (T. Rowe Price)	96,336	2,336,136
Capital Appreciation, Series NAV (Jennison)	166,230	1,913,307
Equity-Income, Series NAV (T. Rowe Price)	167,954	2,599,932
Fundamental Large Cap Value, Series NAV
(John Hancock) (A)(1)	68,415	833,300
Fundamental Value, Series NAV (Davis)	112,215	1,714,649
International Core, Series NAV (GMO)	160,192	1,534,644
International Growth Stock,
Series NAV (Invesco)	105,633	1,511,610
International Value, Series NAV (Franklin)	148,257	1,753,879
Mid Cap Stock, Series NAV (Wellington) (I)	49,129	774,767
Mid Value, Series NAV (T. Rowe Price)	67,132	768,657
Small Cap Growth, Series NAV (Wellington)	27,834	259,695
Small Cap Value, Series NAV (Wellington)	16,951	350,385

The accompanying notes are an integral part of the financial statements.	136
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Lifestyle Moderate PS Series (continued)
	Shares or Principal Amount	Value

AFFILIATED INVESTMENT COMPANIES (continued)
Equity (continued)
Small Company Growth,
Series NAV (Invesco) (I)	11,733	$215,062
Small Company Value, Series NAV (T.
Rowe Price)	20,255	394,169
Smaller Company Growth, Series NAV
(Frontier/John Hancock (A)(2)/Perimeter)	14,934	260,002
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	1,010,411	13,408,157
U.S. Equity, Series NAV (GMO)	59,542	835,376
Fixed Income - 59.6%
Bond PS, Series NAV (John Hancock) (A)(1)	3,809,399	50,284,069
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $81,542,623)		$ 84,304,784
Total Investments (Lifestyle Moderate PS Series)
(Cost $81,542,623) - 100.0%		$ 84,304,784
Other assets and liabilities, net - 0.0%		(8,749)
TOTAL NET ASSETS - 100.0%		$ 84,296,035

Mid Cap Stock Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.5%
Consumer Discretionary - 23.3%
Auto Components - 2.2%
Allison Transmission Holdings, Inc. (L)	375,713	$7,672,056
Tenneco, Inc. (I)	252,590	8,868,435
		16,540,491
Hotels, Restaurants & Leisure - 4.5%
Buffalo Wild Wings, Inc. (I)(L)	84,106	6,124,599
Burger King Worldwide, Inc. (L)	788,432	12,961,822
Life Time Fitness, Inc. (I)(L)	170,940	8,411,957
The Cheesecake Factory, Inc. (L)	178,990	5,856,553
		33,354,931
Household Durables - 1.6%
Standard Pacific Corp. (I)(L)	537,440	3,950,184
Whirlpool Corp.	78,610	7,998,568
		11,948,752
Internet & Catalog Retail - 2.1%
HomeAway, Inc. (I)(L)	292,980	6,445,560
TripAdvisor, Inc. (I)	209,130	8,775,095
		15,220,655
Leisure Equipment & Products - 0.6%
Brunswick Corp. (L)	144,070	4,190,996
Media - 3.1%
AMC Networks, Inc., Class A (I)	136,450	6,754,275
DreamWorks Animation
SKG, Inc., Class A (I)(L)	271,934	4,505,946
Pandora Media, Inc. (I)(L)	605,150	5,555,277
Sirius XM Radio, Inc. (L)	2,229,320	6,442,735
		23,258,233
Multiline Retail - 1.2%
Family Dollar Stores, Inc. (L)	137,460	8,716,339

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail - 4.2%
CarMax, Inc. (I)(L)	63,210	$2,372,903
Dick’s Sporting Goods, Inc. (L)	195,720	8,903,303
DSW, Inc., Class A (L)	82,860	5,443,073
Francesca’s Holdings Corp. (I)(L)	268,700	6,975,452
Urban Outfitters, Inc. (I)	197,620	7,778,323
		31,473,054
Textiles, Apparel & Luxury Goods - 3.8%
Hanesbrands, Inc. (I)(L)	304,560	10,909,339
PVH Corp.	63,530	7,052,465
Samsonite International SA	4,959,900	10,375,885
		28,337,689
		173,041,140
Consumer Staples - 1.4%
Beverages - 1.0%
Constellation Brands, Inc., Class A (I)	216,500	7,661,935
Household Products - 0.4%
Spectrum Brands Holdings, Inc.	57,400	2,578,982
		10,240,917
Energy - 7.1%
Energy Equipment & Services - 2.2%
Ensco PLC, Class A	127,590	7,563,535
Trican Well Service, Ltd. (L)	674,340	8,894,482
		16,458,017
Oil, Gas & Consumable Fuels - 4.9%
Cabot Oil & Gas Corp.	118,070	5,872,802
Cobalt International Energy, Inc. (I)	173,760	4,267,546
Peabody Energy Corp.	290,170	7,721,424
Pioneer Natural Resources Company	70,230	7,485,816
Southwestern Energy Company (I)(L)	160,070	5,347,939
Whiting Petroleum Corp. (I)	122,270	5,302,850
		35,998,377
		52,456,394
Financials - 6.4%
Capital Markets - 1.1%
Invesco, Ltd.	319,230	8,328,711
Commercial Banks - 0.9%
M&T Bank Corp. (L)	69,650	6,858,436
Diversified Financial Services - 1.0%
IntercontinentalExchange, Inc. (I)	57,990	7,179,742
Insurance - 1.8%
Aon PLC	134,430	7,474,308
The Hanover Insurance Group, Inc.	145,550	5,638,607
		13,112,915
Real Estate Investment Trusts - 1.1%
Host Hotels & Resorts, Inc. (L)	532,740	8,348,036
Real Estate Management & Development - 0.5%
Zillow, Inc., Class A (I)(L)	146,400	4,062,600
		47,890,440
Health Care - 17.0%
Biotechnology - 2.1%
Arena Pharmaceuticals, Inc. (I)(L)	394,090	3,554,692
Cubist Pharmaceuticals, Inc. (I)(L)	83,050	3,493,083
Onyx Pharmaceuticals, Inc. (I)(L)	42,980	3,246,279
Regeneron Pharmaceuticals, Inc. (I)	29,460	5,039,722
		15,333,776

The accompanying notes are an integral part of the financial statements.	137
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies - 4.6%
Edwards Lifesciences Corp. (I)(L)	120,440	$10,860,075
HeartWare International, Inc. (I)(L)	95,370	8,006,312
Hologic, Inc. (I)	745,410	14,930,562
		33,796,949
Health Care Providers & Services - 4.7%
Air Methods Corp. (L)	140,970	5,200,383
Cardinal Health, Inc.	244,800	10,080,864
Catamaran Corp. (I)	255,120	12,018,703
Team Health Holdings, Inc. (I)	275,440	7,924,409
		35,224,359
Life Sciences Tools & Services - 2.7%
Agilent Technologies, Inc.	290,760	11,903,714
Covance, Inc. (I)(L)	141,030	8,147,303
		20,051,017
Pharmaceuticals - 2.9%
Auxilium Pharmaceuticals, Inc. (I)	136,400	2,527,492
Forest Laboratories, Inc. (I)	196,300	6,933,316
Salix Pharmaceuticals, Ltd. (I)	85,970	3,480,066
Watson Pharmaceuticals, Inc. (I)	99,160	8,527,760
		21,468,634
		125,874,735
Industrials - 13.5%
Aerospace & Defense - 1.5%
DigitalGlobe, Inc. (I)(L)	450,050	10,999,222
Airlines - 1.1%
Spirit Airlines, Inc. (I)	453,146	8,029,747
Building Products - 1.2%
Owens Corning (I)	233,198	8,625,994
Construction & Engineering - 0.5%
Chicago Bridge & Iron Company NV	82,040	3,802,554
Electrical Equipment - 1.9%
Polypore International, Inc. (I)(L)	301,179	14,004,824
Machinery - 3.2%
Colfax Corp. (I)(L)	143,670	5,797,085
Kennametal, Inc. (L)	196,179	7,847,160
Pall Corp. (L)	103,310	6,225,461
WABCO Holdings, Inc. (I)	62,973	4,105,210
		23,974,916
Professional Services - 2.9%
Capita PLC	835,007	10,339,563
IHS, Inc., Class A (I)	118,558	11,381,568
		21,721,131
Trading Companies & Distributors - 1.2%
WESCO International, Inc. (I)(L)	132,500	8,934,475
		100,092,863
Information Technology - 21.2%
Communications Equipment - 1.8%
JDS Uniphase Corp. (I)	256,000	3,466,240
Juniper Networks, Inc. (I)	422,000	8,300,740
Palo Alto Networks, Inc. (I)(L)	27,430	1,468,054
		13,235,034
Electronic Equipment, Instruments & Components - 0.4%
National Instruments Corp.	129,030	3,330,264
Internet Software & Services - 6.5%
Akamai Technologies, Inc. (I)	267,410	10,939,743

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
CoStar Group, Inc. (I)	41,900	$3,744,603
Equinix, Inc. (I)(L)	38,872	8,015,406
IAC/InterActiveCorp	203,980	9,648,254
LinkedIn Corp., Class A (I)(L)	139,620	16,031,168
		48,379,174
IT Services - 1.3%
Genpact, Ltd.	268,110	4,155,705
Teradata Corp. (I)	89,981	5,568,924
		9,724,629
Software - 11.2%
BroadSoft, Inc. (I)(L)	244,905	8,897,399
Cadence Design Systems, Inc. (I)(L)	813,500	10,990,385
Concur Technologies, Inc. (I)(L)	130,360	8,801,907
MICROS Systems, Inc. (I)(L)	195,990	8,317,816
Salesforce.com, Inc. (I)(L)	69,870	11,745,147
ServiceNow, Inc. (I)(L)	336,237	10,097,197
Solera Holdings, Inc.	229,810	12,287,941
Splunk, Inc. (I)(L)	159,090	4,616,792
TIBCO Software, Inc. (I)	288,820	6,356,928
Workday, Inc., Class A (I)(L)	16,000	872,000
		82,983,512
		157,652,613
Materials - 6.6%
Chemicals - 0.9%
Methanex Corp. (L)	212,880	6,784,486
Containers & Packaging - 3.3%
Ball Corp.	164,540	7,363,165
Crown Holdings, Inc. (I)	222,850	8,203,109
Rock-Tenn Company, Class A	129,200	9,032,372
		24,598,646
Paper & Forest Products - 2.4%
International Paper Company	204,110	8,131,742
Louisiana-Pacific Corp. (I)	485,737	9,384,439
		17,516,181
		48,899,313
Telecommunication Services - 1.0%
Wireless Telecommunication Services - 1.0%
Crown Castle International Corp. (I)	101,110	7,296,098
TOTAL COMMON STOCKS (Cost $641,031,910)	$ 723,444,513

SECURITIES LENDING COLLATERAL - 22.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	16,724,339	167,367,151
TOTAL SECURITIES LENDING
COLLATERAL (Cost $167,378,145)	$ 167,367,151

The accompanying notes are an integral part of the financial statements.	138
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 2.9%
Repurchase Agreement - 2.9%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2012 at 0.250% to
be repurchased at $21,300,296 on
01/02/2013, collateralized by $20,357,746
Government National Mortgage Association,
3.00% due 10/20/2042 (valued at
$21,726,000, including interest)	$ 21,300,000	$ 21,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,300,000)		$ 21,300,000
Total Investments (Mid Cap Stock Trust)
(Cost $829,710,055) - 122.9%		$ 912,111,664
Other assets and liabilities, net - (22.9%)		(169,990,855)
TOTAL NET ASSETS - 100.0%		$ 742,120,809

Mid Cap Value Equity Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.3%
Consumer Discretionary - 13.1%
Auto Components - 2.6%
TRW Automotive Holdings Corp. (I)	37,534	$2,012,198
Visteon Corp. (I)	27,757	1,493,882
		3,506,080
Automobiles - 0.6%
Ford Motor Company	62,336	807,251
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	13,809	622,372
Penn National Gaming, Inc. (I)(L)	18,540	910,499
Royal Caribbean Cruises, Ltd.	23,631	803,454
		2,336,325
Household Durables - 0.6%
Newell Rubbermaid, Inc.	39,870	887,905
Internet & Catalog Retail - 1.5%
Liberty Interactive Corp., Series A (I)	84,296	1,658,945
Liberty Ventures, Series A (I)	5,257	356,214
		2,015,159
Media - 4.1%
DISH Network Corp., Class A	45,219	1,645,972
Liberty Media Corp. - Liberty
Capital, Series A (I)	8,603	998,034
National CineMedia, Inc.	21,235	300,051
Regal Entertainment Group, Class A (L)	10,260	143,127
The Interpublic Group of Companies, Inc.	80,658	888,851
Virgin Media, Inc.	41,902	1,539,899
		5,515,934
Multiline Retail - 1.5%
Kohl’s Corp.	14,503	623,339
Macy’s, Inc.	34,609	1,350,443
		1,973,782
Specialty Retail - 0.5%
GameStop Corp., Class A (L)	25,683	644,386
		17,686,822

Mid Cap Value Equity Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 2.6%
Food Products - 1.8%
Hillshire Brands Company	14,615	$411,266
Post Holdings, Inc. (I)	15,952	546,356
Smithfield Foods, Inc. (I)	5,100	110,007
The Hershey Company	12,678	915,605
The J.M. Smucker Company	4,100	353,584
Tyson Foods, Inc., Class A	7,110	137,934
		2,474,752
Household Products - 0.5%
The Clorox Company	9,074	664,398
Tobacco - 0.3%
Lorillard, Inc.	3,716	433,546
		3,572,696
Energy - 8.6%
Energy Equipment & Services - 3.1%
C&J Energy Services, Inc. (I)(L)	25,739	551,844
Ensco PLC, Class A	24,897	1,475,894
McDermott International, Inc. (I)	30,457	335,636
Noble Corp.	52,458	1,826,588
		4,189,962
Oil, Gas & Consumable Fuels - 5.5%
Cameco Corp. (Toronto Stock Exchange)	10,000	197,200
EQT Corp.	14,447	852,084
Kinder Morgan, Inc.	17,564	620,536
Pioneer Natural Resources Company	9,554	1,018,361
QEP Resources, Inc.	30,934	936,372
Southwestern Energy Company (I)	13,152	439,408
Spectra Energy Corp.	47,603	1,303,370
Valero Energy Corp.	17,445	595,223
Whiting Petroleum Corp. (I)	32,967	1,429,779
		7,392,333
		11,582,295
Financials - 23.7%
Capital Markets - 2.4%
Invesco, Ltd.	101,246	2,641,508
Lazard, Ltd., Class A	20,853	622,254
		3,263,762
Commercial Banks - 7.3%
CIT Group, Inc. (I)	64,374	2,487,411
Comerica, Inc.	59,324	1,799,890
Fifth Third Bancorp	144,706	2,198,084
Huntington Bancshares, Inc.	193,411	1,235,896
M&T Bank Corp. (L)	10,429	1,026,944
SunTrust Banks, Inc.	15,887	450,396
TCF Financial Corp. (L)	54,441	661,458
		9,860,079
Diversified Financial Services - 0.3%
NYSE Euronext	12,324	388,699
Insurance - 11.1%
Axis Capital Holdings, Ltd.	63,447	2,197,804
Everest Re Group, Ltd.	8,245	906,538
Hartford Financial Services Group, Inc.	78,806	1,768,407
Lincoln National Corp. (L)	74,604	1,932,244
PartnerRe, Ltd.	10,956	881,848
Principal Financial Group, Inc.	25,195	718,561
Reinsurance Group of America, Inc.	34,423	1,842,319
Validus Holdings, Ltd.	33,915	1,172,781

The accompanying notes are an integral part of the financial statements.	139
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
W.R. Berkley Corp.	8,828	$333,169
XL Group PLC	132,112	3,310,727
		15,064,398
Real Estate Investment Trusts - 2.6%
Equity Lifestyle Properties, Inc.	6,164	414,776
General Growth Properties, Inc.	21,733	431,400
Hospitality Properties Trust	16,677	390,575
Omega Healthcare Investors, Inc. (L)	5,971	142,408
Rayonier, Inc. (L)	31,801	1,648,246
Taubman Centers, Inc.	6,243	491,449
		3,518,854
		32,095,792
Health Care - 11.1%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (I)	267,413	1,532,276
Teleflex, Inc.	26,239	1,871,103
Zimmer Holdings, Inc.	23,560	1,570,510
		4,973,889
Health Care Providers & Services - 2.6%
Cigna Corp.	43,845	2,343,954
Humana, Inc.	16,566	1,136,925
		3,480,879
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	17,604	720,708
Pharmaceuticals - 4.3%
Mylan, Inc. (I)	86,701	2,382,543
Watson Pharmaceuticals, Inc. (I)	41,018	3,527,548
		5,910,091
		15,085,567
Industrials - 13.5%
Aerospace & Defense - 1.3%
Embraer SA, ADR	28,482	812,022
L-3 Communications Holdings, Inc.	5,170	396,125
Raytheon Company	8,292	477,288
		1,685,435
Airlines - 0.4%
United Continental Holdings, Inc. (I)(L)	23,584	551,394
Building Products - 1.6%
AO Smith Corp.	34,147	2,153,651
Commercial Services & Supplies - 0.2%
R.R. Donnelley & Sons Company (L)	36,454	328,086
Construction & Engineering - 1.7%
Chicago Bridge & Iron Company NV (L)	20,135	933,257
Jacobs Engineering Group, Inc. (I)	16,164	688,101
KBR, Inc.	23,562	704,975
		2,326,333
Electrical Equipment - 2.2%
Eaton Corp. PLC	32,002	1,734,508
Rockwell Automation, Inc.	14,044	1,179,556
		2,914,064
Machinery - 2.2%
AGCO Corp. (I)	19,191	942,662
Harsco Corp.	17,813	418,606
Parker Hannifin Corp.	19,205	1,633,577
		2,994,845

Mid Cap Value Equity Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Road & Rail - 3.9%
Con-way, Inc.	16,230	$451,519
J.B. Hunt Transport Services, Inc. (L)	25,689	1,533,890
Kansas City Southern	31,550	2,633,794
Werner Enterprises, Inc. (L)	31,491	682,410
		5,301,613
		18,255,421
Information Technology - 8.3%
Computers & Peripherals - 1.4%
Dell, Inc.	44,300	448,759
NCR Corp. (I)	56,140	1,430,447
		1,879,206
Electronic Equipment, Instruments & Components - 2.4%
Amphenol Corp., Class A	26,697	1,727,296
Avnet, Inc. (I)	51,434	1,574,395
		3,301,691
IT Services - 0.8%
Amdocs, Ltd.	30,828	1,047,844
Semiconductors & Semiconductor Equipment - 3.7%
Analog Devices, Inc.	14,395	605,454
Fairchild Semiconductor International, Inc. (I)	28,583	411,595
LSI Corp. (I)	218,348	1,545,904
Microchip Technology, Inc. (L)	42,494	1,384,879
ON Semiconductor Corp. (I)	159,860	1,127,013
		5,074,845
		11,303,586
Materials - 8.4%
Chemicals - 6.5%
Agrium, Inc.	6,923	691,677
Eastman Chemical Company	63,650	4,331,383
PPG Industries, Inc.	28,493	3,856,528
		8,879,588
Containers & Packaging - 0.6%
Rock-Tenn Company, Class A	10,866	759,642
Paper & Forest Products - 1.3%
Domtar Corp.	11,941	997,312
International Paper Company	19,709	785,207
		1,782,519
		11,421,749
Telecommunication Services - 1.1%
Diversified Telecommunication Services - 1.1%
CenturyLink, Inc.	37,057	1,449,670
Utilities - 7.9%
Electric Utilities - 3.3%
Entergy Corp.	16,260	1,036,575
NV Energy, Inc.	108,029	1,959,646
Pepco Holdings, Inc. (L)	48,242	946,026
Xcel Energy, Inc.	19,926	532,223
		4,474,470
Gas Utilities - 0.9%
Questar Corp.	61,252	1,210,340
Multi-Utilities - 3.7%
Ameren Corp.	19,250	591,360
DTE Energy Company	21,985	1,320,199
Sempra Energy	26,027	1,846,355

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
Wisconsin Energy Corp.	35,948	$1,324,684
		5,082,598
		10,767,408
TOTAL COMMON STOCKS (Cost $112,950,051)		$133,221,006
CONVERTIBLE BONDS - 0.2%
Materials - 0.2%
Construction Materials - 0.2%
Cemex SAB de CV 3.750%, 03/15/2018	$233,000	$264,746
TOTAL CONVERTIBLE BONDS (Cost $233,000)		$264,746
WARRANTS - 0.1%
Energy - 0.1%
Kinder Morgan, Inc. (Expiration Date:
05/25/2017; Strike Price: $40.00) (I)	24,669	93,249
TOTAL WARRANTS (Cost $42,614)		$93,249
SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	883,191	8,838,445
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,838,482)	$8,838,445
COMMERCIAL PAPER - 1.2%
Financials - 1.2%
Bank of Nova Scotia, 0.0200%, 01/02/2013 *	$1,600,000	$1,599,999
TOTAL COMMERCIAL PAPER (Cost $1,599,999)		$1,599,999
SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreement - 0.2%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $253,000 on 01/02/2013,
collateralized by $250,000 U.S. Treasury
Notes, 2.125% due 12/31/2015 (valued at
$261,813, including interest)	$253,000	$253,000
TOTAL SHORT-TERM INVESTMENTS (Cost $253,000)		$253,000
Total Investments (Mid Cap Value Equity Trust)
(Cost $123,917,146) - 106.5%		$144,270,445
Other assets and liabilities, net - (6.5%)		(8,771,646)
TOTAL NET ASSETS - 100.0%		$135,498,799

Mid Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 94.1%
Consumer Discretionary - 9.3%
Auto Components - 0.7%
Visteon Corp. (I)	89,900	$4,838,419
Diversified Consumer Services - 0.4%
Strayer Education, Inc.	59,100	3,319,647
Hotels, Restaurants & Leisure - 1.2%
International Game Technology	457,400	6,481,358

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
WMS Industries, Inc. (I)(L)	124,300	$2,175,250
		8,656,608
Leisure Equipment & Products - 1.7%
Hasbro, Inc. (L)	74,200	2,663,780
Mattel, Inc.	212,300	7,774,426
Sankyo Company, Ltd.	55,200	2,184,267
		12,622,473
Media - 3.8%
Cablevision Systems Corp., Class A	482,400	7,207,056
Charter Communications, Inc., Class A (I)(L)	102,100	7,784,104
DreamWorks Animation
SKG, Inc., Class A (I)(L)	388,200	6,432,474
Scholastic Corp. (L)	50,024	1,478,709
The Washington Post Company, Class B (L)	16,100	5,879,881
		28,782,224
Specialty Retail - 1.5%
CarMax, Inc. (I)	76,700	2,879,318
The Gap, Inc.	274,500	8,520,480
		11,399,798
		69,619,169
Consumer Staples - 10.1%
Beverages - 0.6%
Beam, Inc.	36,800	2,248,112
Brown-Forman Corp., Class B	39,800	2,517,350
		4,765,462
Food & Staples Retailing - 3.4%
Sysco Corp. (L)	330,300	10,457,298
The Kroger Company	580,300	15,099,406
		25,556,704
Food Products - 4.2%
Archer-Daniels-Midland Company	234,700	6,428,433
Campbell Soup Company (L)	88,500	3,087,765
Flowers Foods, Inc.	352,400	8,200,348
Kellogg Company	123,400	6,891,890
McCormick & Company, Inc., Non
Voting Shares (L)	66,500	4,224,745
Tootsie Roll Industries, Inc. (L)	87,710	2,273,443
		31,106,624
Household Products - 0.7%
The Clorox Company	74,900	5,484,178
Personal Products - 1.2%
Avon Products, Inc. (L)	594,700	8,539,892
		75,452,860
Energy - 9.5%
Energy Equipment & Services - 1.6%
Exterran Holdings, Inc. (I)(L)	537,122	11,773,714
Oil, Gas & Consumable Fuels - 7.9%
CONSOL Energy, Inc. (L)	228,100	7,322,010
Hess Corp.	167,000	8,844,320
Murphy Oil Corp.	149,100	8,878,905
Nexen, Inc.	219,200	5,905,248
PBF Energy, Inc. (I)	163,600	4,752,580
QEP Resources, Inc. (L)	214,800	6,501,996
Talisman Energy, Inc.	876,600	9,914,296
Valero Energy Corp.	120,800	4,121,696

The accompanying notes are an integral part of the financial statements.	141
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc. (I)	227,400	$3,383,712
		59,624,763
		71,398,477
Financials - 25.2%
Capital Markets - 6.3%
E*TRADE Financial Corp. (I)	1,142,444	10,224,874
Federated Investors, Inc., Class B (L)	36,000	728,280
Greenhill & Company, Inc. (L)	37,409	1,944,894
Janus Capital Group, Inc. (L)	60,768	517,743
Lazard, Ltd., Class A (L)	339,400	10,127,696
Legg Mason, Inc.	239,900	6,170,228
Northern Trust Corp.	354,500	17,781,720
		47,495,435
Commercial Banks - 5.5%
BankUnited, Inc. (L)	153,100	3,741,764
CIT Group, Inc. (I)	326,800	12,627,552
Commerce Bancshares, Inc.	66,068	2,316,344
First Horizon National Corp. (L)	884,449	8,764,890
M&T Bank Corp. (L)	34,300	3,377,521
SunTrust Banks, Inc.	180,400	5,114,340
Westamerica Bancorp. (L)	124,300	5,293,937
		41,236,348
Diversified Financial Services - 0.1%
Groupe Bruxelles Lambert SA	7,312	576,436
Insurance - 8.9%
Axis Capital Holdings, Ltd.	40,700	1,409,848
CNA Financial Corp.	104,500	2,927,045
Enstar Group, Ltd. (I)(L)	6,338	709,729
Fidelity National Financial, Inc., Class A	354,700	8,353,185
First American Financial Corp.	427,400	10,296,066
Kemper Corp.	203,902	6,015,109
Loews Corp.	182,000	7,416,500
Marsh & McLennan Companies, Inc.	308,900	10,647,783
OneBeacon Insurance Group, Ltd., Class A (L)	92,400	1,284,360
The Progressive Corp.	328,600	6,933,460
White Mountains Insurance Group, Ltd.	20,600	10,609,000
		66,602,085
Real Estate Investment Trusts - 2.6%
Cousins Properties, Inc.	322,887	2,696,106
General Growth Properties, Inc.	131,729	2,614,821
Prologis, Inc.	33,076	1,206,943
Weingarten Realty Investors (L)	134,000	3,587,180
Weyerhaeuser Company	344,736	9,590,556
		19,695,606
Real Estate Management & Development - 1.1%
Forest City Enterprises, Inc., Class A (I)(L)	158,400	2,558,160
The Howard Hughes Corp. (I)	21,505	1,570,295
The St. Joe Company (I)(L)	188,817	4,357,896
		8,486,351
Thrifts & Mortgage Finance - 0.7%
Capitol Federal Financial, Inc. (L)	416,998	4,874,707
		188,966,968
Health Care - 6.7%
Health Care Equipment & Supplies - 0.7%
STERIS Corp.	25,100	871,723
Wright Medical Group, Inc. (I)(L)	164,400	3,450,756

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Zimmer Holdings, Inc.	19,900	$1,326,534
		5,649,013
Health Care Providers & Services - 3.1%
HealthSouth Corp. (I)(L)	366,670	7,740,404
Kindred Healthcare, Inc. (I)(L)	209,600	2,267,872
Quest Diagnostics, Inc.	99,600	5,803,692
Select Medical Holdings Corp.	250,400	2,361,272
Tenet Healthcare Corp. (I)	155,500	5,049,085
		23,222,325
Life Sciences Tools & Services - 0.6%
Life Technologies Corp. (I)	93,700	4,598,796
Pharmaceuticals - 2.3%
Forest Laboratories, Inc. (I)	190,700	6,735,524
Hospira, Inc. (I)	328,000	10,246,720
		16,982,244
		50,452,378
Industrials - 8.5%
Aerospace & Defense - 2.2%
Raytheon Company	90,300	5,197,668
Textron, Inc.	450,700	11,172,853
		16,370,521
Airlines - 2.1%
Southwest Airlines Company (L)	1,531,100	15,678,464
Commercial Services & Supplies - 1.1%
ACCO Brands Corp. (I)(L)	216,918	1,592,178
Cintas Corp. (L)	171,000	6,993,900
		8,586,078
Electrical Equipment - 0.5%
The Babcock & Wilcox Company	147,404	3,861,985
Machinery - 1.2%
Ingersoll-Rand PLC	185,000	8,872,600
Professional Services - 1.4%
Manpower, Inc.	254,500	10,800,980
		64,170,628
Information Technology - 7.6%
Communications Equipment - 0.8%
ADTRAN, Inc. (L)	200,400	3,915,816
Tellabs, Inc.	982,500	2,240,100
		6,155,916
Computers & Peripherals - 0.2%
NetApp, Inc. (I)	48,900	1,640,595
Electronic Equipment, Instruments & Components - 1.7%
AVX Corp.	336,200	3,624,236
Molex, Inc., Class A	412,527	9,207,603
		12,831,839
IT Services - 2.4%
Automatic Data Processing, Inc.	12,400	706,924
CoreLogic, Inc. (I)	378,200	10,181,144
Lender Processing Services, Inc.	278,900	6,866,518
		17,754,586
Semiconductors & Semiconductor Equipment - 2.4%
Applied Materials, Inc.	792,800	9,069,632
ASML Holding NV, ADR (L)	37,023	2,384,651
Marvell Technology Group, Ltd.	331,700	2,408,142

The accompanying notes are an integral part of the financial statements.	142
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp. (I)	544,500	$3,838,725
		17,701,150
Software - 0.1%
Electronic Arts, Inc. (I)	57,700	838,381
		56,922,467
Materials - 8.0%
Chemicals - 1.7%
International Flavors & Fragrances, Inc.	99,100	6,594,114
The Scotts Miracle-Gro Company, Class A (L)	131,800	5,805,790
		12,399,904
Construction Materials - 1.2%
Vulcan Materials Company	174,407	9,077,884
Containers & Packaging - 1.2%
Packaging Corp. of America	235,400	9,055,838
Metals & Mining - 2.8%
AngloGold Ashanti, Ltd., ADR	65,400	2,051,598
Franco-Nevada Corp. (L)	65,400	3,733,198
Gold Fields, Ltd., ADR	186,900	2,334,381
Newmont Mining Corp.	208,800	9,696,672
Nucor Corp.	70,800	3,057,144
		20,872,993
Paper & Forest Products - 1.1%
MeadWestvaco Corp.	268,800	8,566,656
		59,973,275
Telecommunication Services - 1.0%
Wireless Telecommunication Services - 1.0%
Telephone & Data Systems, Inc.	351,836	7,789,649
Utilities - 8.2%
Electric Utilities - 4.1%
American Electric Power Company, Inc.	135,100	5,766,068
Duke Energy Corp.	43,233	2,758,265
Entergy Corp.	48,900	3,117,375
FirstEnergy Corp.	184,411	7,701,003
Pepco Holdings, Inc. (L)	126,900	2,488,509
PPL Corp. (L)	310,100	8,878,163
		30,709,383
Independent Power Producers & Energy Traders - 3.1%
Calpine Corp. (I)	451,500	8,185,695
NRG Energy, Inc. (L)	641,805	14,755,097
		22,940,792
Multi-Utilities - 1.0%
NiSource, Inc.	190,500	4,741,545
TECO Energy, Inc. (L)	183,100	3,068,756
		7,810,301
		61,460,476
TOTAL COMMON STOCKS (Cost $619,878,774)		$706,206,347
CONVERTIBLE BONDS - 0.4%
Materials - 0.4%
Alcoa, Inc. 5.250%, 03/15/2014	$1,870,000	$2,677,606
TOTAL CONVERTIBLE BONDS (Cost $2,981,517)		$2,677,606

Mid Value Trust (continued)
	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL - 13.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	9,990,283	99,976,761
TOTAL SECURITIES LENDING
COLLATERAL (Cost $99,978,827)		$99,976,761

SHORT-TERM INVESTMENTS - 6.1%
Money Market Funds - 6.1%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	1,043,196	1,043,196
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	44,898,930	44,898,930
		45,942,126
TOTAL SHORT-TERM INVESTMENTS (Cost $45,942,126)		$45,942,126
Total Investments (Mid Value Trust)
(Cost $768,781,244) - 113.9%		$854,802,840
Other assets and liabilities, net - (13.9%)		(104,225,904)
TOTAL NET ASSETS - 100.0%		$750,576,936

Mutual Shares Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 85.7%
Consumer Discretionary - 9.5%
Automobiles - 1.1%
General Motors Company (I)	226,720	$6,536,338
Media - 7.7%
British Sky Broadcasting Group PLC	469,964	5,870,743
CBS Corp., Class B	187,137	7,120,563
Comcast Corp., Special Class A	37,717	1,355,926
News Corp., Class B (L)	420,126	11,024,106
Reed Elsevier PLC	790,410	8,299,222
Time Warner Cable, Inc.	129,603	12,596,116
Tribune Company (I)	33,131	1,461,905
Tribune Company, Class B (I)	20,315	896,399
		48,624,980
Multiline Retail - 0.7%
Kohl’s Corp.	105,740	4,544,705
Textiles, Apparel & Luxury Goods - 0.0%
Cie Financiere Richemont SA	2,634	210,624
		59,916,647
Consumer Staples - 16.6%
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	135,677	4,305,031
Dr. Pepper Snapple Group, Inc. (L)	105,028	4,640,137
Pernod-Ricard SA	59,211	6,962,431
		15,907,599
Food & Staples Retailing - 4.9%
CVS Caremark Corp.	276,214	13,354,947
The Kroger Company (L)	331,604	8,628,336
Wal-Mart Stores, Inc.	47,155	3,217,386
Walgreen Company	146,280	5,413,823
		30,614,492
Food Products - 2.4%
General Mills, Inc.	146,031	5,901,113

The accompanying notes are an integral part of the financial statements.	143
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food Products (continued)
Kraft Foods Group, Inc.	51,276	$2,331,518
Mondelez International, Inc., Class A	269,954	6,875,728
		15,108,359
Personal Products - 0.5%
Avon Products, Inc. (L)	244,970	3,517,769
Tobacco - 6.3%
Altria Group, Inc.	191,071	6,003,451
British American Tobacco PLC	246,940	12,512,457
Imperial Tobacco Group PLC	277,620	10,720,254
Lorillard, Inc.	54,415	6,348,598
Philip Morris International, Inc.	45,744	3,826,028
		39,410,788
		104,559,007
Energy - 12.3%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	163,796	6,689,429
Ensco PLC, Class A	50,628	3,001,228
Transocean, Ltd.	124,900	5,576,785
		15,267,442
Oil, Gas & Consumable Fuels - 9.9%
Apache Corp.	93,420	7,333,470
BP PLC, ADR	747,453	5,178,923
CONSOL Energy, Inc. (L)	217,360	6,977,256
Marathon Oil Corp.	384,813	11,798,367
Marathon Petroleum Corp.	22,305	1,405,215
Murphy Oil Corp.	78,070	4,649,069
Nexen, Inc.	244,770	6,594,104
Plains Exploration & Production Company (I)	135,740	6,371,636
Royal Dutch Shell PLC, A Shares	318,312	10,944,245
WPX Energy, Inc. (I)	54,372	809,055
		62,061,340
		77,328,782
Financials - 16.4%
Capital Markets - 1.0%
Morgan Stanley	330,472	6,318,625
Commercial Banks - 3.1%
Bond Street Holdings LLC, Class A (I)(S)	60,504	1,104,803
CIT Group, Inc. (I)	84,645	3,270,683
Guaranty Bancorp (I)	21,927	42,758
KB Financial Group, Inc.	45,036	1,606,902
PNC Financial Services Group, Inc.	171,574	10,004,480
Wells Fargo & Company	105,990	3,622,738
		19,652,364
Diversified Financial Services - 3.0%
AET&D Holdings No 1, Ltd. (I)	534,996	1
Citigroup, Inc.	164,115	6,492,389
ING Groep NV (I)	463,509	4,432,394
JPMorgan Chase & Company	104,970	4,615,531
NYSE Euronext	98,595	3,109,686
		18,650,001
Insurance - 7.8%
ACE, Ltd.	115,542	9,220,252
Alleghany Corp. (I)	18,804	6,307,238
American International Group, Inc. (I)	324,225	11,445,143
CNO Financial Group, Inc. (L)	140,706	1,312,782
MetLife, Inc.	181,210	5,969,057
White Mountains Insurance Group, Ltd. (L)	20,381	10,496,215

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Zurich Insurance Group AG	15,769	$4,216,499
		48,967,186
Real Estate Investment Trusts - 0.7%
Alexander’s, Inc.	13,593	4,496,564
Real Estate Management & Development - 0.8%
Canary Wharf Group PLC (I)	555,649	2,106,353
Forestar Group, Inc. (I)(L)	64,569	1,118,981
Realogy Holdings Corp. (I)	45,492	1,798,723
		5,024,057
		103,108,797
Health Care - 10.0%
Health Care Equipment & Supplies - 2.5%
Boston Scientific Corp. (I)	684,504	3,922,208
Medtronic, Inc.	230,685	9,462,699
Stryker Corp.	39,244	2,151,356
		15,536,263
Health Care Providers & Services - 2.2%
Cigna Corp.	170,971	9,140,110
Community Health Systems, Inc.	27,848	856,048
WellPoint, Inc.	68,580	4,177,894
		14,174,052
Pharmaceuticals - 5.3%
Eli Lilly & Company	50,772	2,504,075
Hospira, Inc. (I)	80,603	2,518,038
Merck & Company, Inc.	444,780	18,209,293
Pfizer, Inc.	275,546	6,910,694
Teva Pharmaceutical Industries, Ltd., ADR	88,990	3,322,887
		33,464,987
		63,175,302
Industrials - 4.8%
Aerospace & Defense - 1.4%
GenCorp, Inc. (I)(L)	45,526	416,563
Huntington Ingalls Industries, Inc.	100,004	4,334,173
Raytheon Company	76,157	4,383,597
		9,134,333
Building Products - 0.8%
Owens Corning, Inc. (I)	130,575	4,829,969
Machinery - 1.4%
Federal Signal Corp. (I)	140,014	1,065,507
Oshkosh Corp. (I)	120,640	3,576,976
Stanley Black & Decker, Inc.	59,782	4,422,075
		9,064,558
Marine - 1.2%
A.P. Moeller Maersk A/S, Series A	950	7,271,719
		30,300,579
Information Technology - 8.1%
Communications Equipment - 1.5%
Cisco Systems, Inc.	393,810	7,738,367
Research In Motion, Ltd. (I)(L)	129,910	1,543,331
		9,281,698
Computers & Peripherals - 0.6%
Hewlett-Packard Company	259,350	3,695,738
Electronic Equipment, Instruments & Components - 1.0%
TE Connectivity, Ltd.	166,850	6,193,472

The accompanying notes are an integral part of the financial statements.	144
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet Software & Services - 0.9%
Google, Inc., Class A (I)	7,682	$5,449,380
Office Electronics - 0.9%
Xerox Corp. (L)	866,914	5,912,353
Software - 3.2%
Microsoft Corp.	495,256	13,238,193
Nintendo Company, Ltd.	13,665	1,458,059
Symantec Corp. (I)	292,910	5,509,637
		20,205,889
		50,738,530
Materials - 3.9%
Chemicals - 0.7%
Linde AG	25,935	4,522,790
Metals & Mining - 0.7%
ThyssenKrupp AG	183,944	4,321,997
Paper & Forest Products - 2.5%
Domtar Corp.	25,220	2,106,374
International Paper Company	254,264	10,129,878
MeadWestvaco Corp.	108,391	3,454,421
		15,690,673
		24,535,460
Telecommunication Services - 1.7%
Wireless Telecommunication Services - 1.7%
Vodafone Group PLC	4,203,728	10,571,813
Utilities - 2.4%
Electric Utilities - 1.1%
Entergy Corp.	39,973	2,548,279
Exelon Corp.	139,455	4,147,392
		6,695,671
Independent Power Producers & Energy Traders - 0.8%
NRG Energy, Inc. (L)	223,289	5,133,414
Multi-Utilities - 0.5%
GDF Suez	146,686	3,022,306
		14,851,391
TOTAL COMMON STOCKS (Cost $475,573,484)	$539,086,308

CORPORATE BONDS - 2.8%
Consumer Discretionary - 0.7%
Clear Channel Communications, Inc.
9.000%, 12/15/2019 (S)	$3,977,000	$3,638,955
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016	1,404,000	1,063,530
Tropicana Entertainment LLC
9.625%, 12/15/2014 (H)	1,180,000	0
		4,702,485
Energy - 0.4%
Energy Future Intermediate
Holding Company LLC
11.000%, 10/01/2021	540,000	583,200
11.750%, 03/01/2022 (S)	1,453,000	1,612,830
		2,196,030
Financials - 0.2%
Realogy Corp.
7.875%, 02/15/2019 (S)	611,000	665,990
9.000%, 01/15/2020 (S)	270,000	310,500

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Realogy Corp. (continued)
11.500%, 04/15/2017	$437,000	$473,053
		1,449,543
Industrials - 0.7%
American Airlines 2011-2 Class A Pass
Through Trust
8.625%, 10/15/2021	414,598	430,145
American Airlines Pass
Through Trust 2009-1A
10.375%, 07/02/2019	99,509	105,480
American Airlines, Inc.
13.000%, 08/01/2016	40,327	42,545
7.500%, 03/15/2016 (H)(S)	3,442,000	3,708,755
		4,286,925
Telecommunication Services - 0.2%
Wind Acquisition Finance SA
11.750%, 07/15/2017 (S)	113,000	118,368
7.375%, 02/15/2018 (S)	422,000	559,702
11.750%, 07/15/2017 (S)	329,000	454,891
		1,132,961
Utilities - 0.6%
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (S)	4,128,000	3,230,160
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015	1,116,000	323,640
		3,553,800
TOTAL CORPORATE BONDS (Cost $18,026,623)	$17,321,744

TERM LOANS (M) - 1.5%
Consumer Discretionary - 0.5%
Clear Channel Communications, Inc.
3.862%, 01/29/2016	4,051,231	3,335,688
Financials - 0.2%
iStar Financial, Inc.
5.250%, 03/18/2016	53,637	54,174
5.750%, 09/28/2017	781,798	789,127
7.000%, 03/17/2017	390,000	407,063
Realogy Corp.
1.521%, 04/10/2016	183,359	154,662
		1,405,026
Utilities - 0.8%
Texas Competitive Electric Holdings
Company LLC
4.746%, 10/10/2017	7,466,240	4,999,715
TOTAL TERM LOANS (Cost $11,367,923)	$9,740,429

SECURITIES LENDING COLLATERAL - 3.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,184,157	$21,857,733
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,857,395)	$21,857,733

SHORT-TERM INVESTMENTS - 9.9%
U.S. Government* - 8.8%
U.S. Treasury Bill
0.120%, 03/14/2013	$3,500,000	$3,499,706
0.123%, 06/27/2013	3,000,000	2,998,314

The accompanying notes are an integral part of the financial statements.	145
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government* (continued)
U.S. Treasury Bill (continued)
0.124%, 01/17/2013	$3,000,000	$2,999,973
0.130%, 02/21/2013	4,000,000	3,999,776
0.130%, 01/31/2013	3,000,000	2,999,934
0.130%, 03/21/2013	6,000,000	5,999,418
0.135%, 05/09/2013	1,000,000	999,674
0.135%, 05/30/2013	2,000,000	1,999,116
0.140%, 02/07/2013	7,000,000	6,999,790
0.140%, 04/11/2013	4,000,000	3,999,176
0.140%, 04/04/2013	2,000,000	1,999,656
0.140%, 05/16/2013	3,000,000	2,998,911
0.145%, 05/02/2013	5,000,000	4,998,500
0.150%, 04/18/2013	1,800,000	1,799,617
0.821%, 01/03/2013	7,500,000	7,499,993
		55,791,554
Repurchase Agreement - 1.1%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $6,721,004 on 01/02/2013,
collateralized by $6,440,000 Federal Home
Loan Mortgage Corp., 4.500% due
01/15/2014 (valued at $6,860,658
including interest)	6,721,000	6,721,000
TOTAL SHORT-TERM INVESTMENTS (Cost $62,505,713)		$62,512,554
Total Investments (Mutual Shares Trust)
(Cost $589,331,138) - 103.4%		$650,518,768
Other assets and liabilities, net - (3.4%)		(21,349,625)
TOTAL NET ASSETS - 100.0%		$629,169,143

Natural Resources Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.6%
Energy - 59.7%
Energy Equipment & Services - 5.5%
Baker Hughes, Inc.	24,850	$1,014,874
Cameron International Corp. (I)	16,700	942,882
Dril-Quip, Inc. (I)(L)	12,100	883,905
National Oilwell Varco, Inc.	12,650	864,628
Noble Corp.	25,900	901,838
Patterson-UTI Energy, Inc. (L)	66,850	1,245,416
Saipem SpA	28,457	1,104,057
Schlumberger, Ltd.	30,350	2,102,952
Tidewater, Inc. (L)	15,650	699,242
		9,759,794
Oil, Gas & Consumable Fuels - 54.2%
Anadarko Petroleum Corp.	34,650	2,574,842
ARC Resources, Ltd.	114,600	2,815,747
BG Group PLC	279,192	4,681,566
Bonavista Energy Corp.	8,000	119,192
BP PLC, ADR	51,537	2,146,001
Cabot Oil & Gas Corp.	56,000	2,785,440
Canadian Natural Resources, Ltd. (L)	43,570	1,254,494
Chevron Corp.	39,890	4,313,705
Cobalt International Energy, Inc. (I)(L)	38,800	952,928
Concho Resources, Inc. (I)	54,434	4,385,203

Natural Resources Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	30,200	$1,751,298
CONSOL Energy, Inc. (L)	37,821	1,214,054
Denbury Resources, Inc. (I)	245,713	3,980,551
Encana Corp. (L)	39,654	783,752
EOG Resources, Inc.	20,218	2,442,132
EQT Corp.	48,414	2,855,458
Galp Energia SGPS SA	23,356	362,836
Imperial Oil, Ltd.	60,700	2,610,100
Kosmos Energy, Ltd. (I)	37,050	457,568
Laredo Petroleum Holdings, Inc. (I)	102,421	1,859,965
Marathon Petroleum Corp.	31,050	1,956,150
New Hope Corp., Ltd	40,759	178,502
Occidental Petroleum Corp.	48,800	3,738,568
Oil Search, Ltd.	680,321	4,999,580
Ophir Energy PLC (I)	264,793	2,205,958
Painted Pony Petroleum, Ltd. (I)	6,300	66,502
Painted Pony Petroleum, Ltd. (I)	61,400	648,135
Peabody Energy Corp.	64,900	1,726,989
Petroleo Brasileiro SA, ADR	68,552	1,334,707
Peyto Exploration & Development Corp.	193,706	4,477,029
Phillips 66	41,150	2,185,065
Pioneer Natural Resources Company	18,350	1,955,927
QEP Resources, Inc.	65,002	1,967,611
Range Resources Corp.	57,461	3,610,275
Reliance Industries, Ltd.	66,022	1,019,850
Reliance Industries, Ltd., GDR (London
Stock Exchange) (S)	10,035	309,484
Repsol SA	68,032	1,397,150
Repsol SA, ADR	27,100	566,390
Rosetta Resources, Inc. (I)	22,725	1,030,806
Salamander Energy PLC (I)	716,097	2,181,457
Sasol, Ltd., ADR	27,150	1,175,324
Southwestern Energy Company (I)	158,100	5,282,121
Statoil ASA, ADR (L)	67,600	1,692,704
Suncor Energy, Inc.	58,978	1,939,449
Tesoro Corp. (L)	24,900	1,096,845
Tullow Oil PLC	146,433	2,982,014
Whiting Petroleum Corp. (I)	22,500	975,825
		97,047,249
		106,807,043
Financials - 0.6%
Diversified Financial Services - 0.6%
PICO Holdings, Inc. (I)	51,000	1,033,770
Industrials - 1.2%
Commercial Services & Supplies - 0.5%
Mineral Resources, LTD.	91,750	946,414
Construction & Engineering - 0.7%
KBR, Inc.	37,800	1,130,976
		2,077,390
Materials - 34.6%
Chemicals - 5.6%
FMC Corp.	41,332	2,418,749
LyondellBasell Industries NV, Class A	40,150	2,292,164
The Mosaic Company	96,178	5,446,560
		10,157,473
Construction Materials - 3.0%
CRH PLC (London Exchange)	71,307	1,490,575
Martin Marietta Materials, Inc.	40,821	3,848,604
		5,339,179

The accompanying notes are an integral part of the financial statements.	146
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Natural Resources Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals & Mining - 26.0%
Alumina, Ltd.	1,220,580	$1,180,276
Anglo American Platinum, Ltd.	18,121	961,851
AngloGold Ashanti, Ltd., ADR	23,433	735,093
Antofagasta PLC	210,724	4,682,466
ArcelorMittal (L)	87,850	1,534,740
Barrick Gold Corp.	22,450	785,870
BHP Billiton PLC	128,894	4,529,271
Compania de Minas Buenaventura SA, ADR	25,300	909,535
Compass Minerals International, Inc.	52,430	3,917,045
First Quantum Minerals, Ltd.	117,100	2,579,331
Fortescue Metals Group, Ltd. (L)	269,306	1,336,117
Freeport-McMoRan Copper & Gold, Inc.	35,650	1,219,230
Glencore International PLC (L)	481,660	2,806,968
Goldcorp, Inc.	64,800	2,378,160
Goldcorp, Inc. (Toronto Exchange)	21,400	786,768
Hudbay Minerals, Inc.	65,340	657,974
Iluka Resources, Ltd.	392,016	3,798,928
Mongolian Mining Corp. (I)	2,119,000	1,050,920
New Gold, Inc. (I)	119,401	1,316,993
Rio Tinto PLC	68,283	3,979,018
Teck Resources, Ltd., Class B	47,663	1,732,550
Turquoise Hill Resources, Ltd. (I)	301,700	2,295,937
Vedanta Resources PLC (L)	69,847	1,365,134
		46,540,175
Paper & Forest Products - 0.0%
Sino-Forest Corp. (I)(L)	276,300	0
		62,036,827
Utilities - 2.5%
Independent Power Producers & Energy Traders - 2.5%
Calpine Corp. (I)	249,250	4,518,903
TOTAL COMMON STOCKS (Cost $175,726,042)		$176,473,933

RIGHTS - 0.0%
Repsol SA (Expiration Date: 01/15/2013;
Strike Price: EUR 0.482) (I)	70,285	42,861
TOTAL RIGHTS (Cost $43,956)		$42,861

WARRANTS - 0.5%
NMDC, Ltd. (Expiration date: 03/25/2015,
Strike Price: INR 0.00001) (I)	275,513	829,504
TOTAL WARRANTS (Cost $1,823,386)		$829,504

SECURITIES LENDING COLLATERAL - 6.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,225,268	12,261,748
TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,261,475)		$12,261,748

Natural Resources Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreement - 0.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.01% to be
repurchased at $894,001 01/02/2013,
collateralized by $910,000 Federal Home
Loan Mortgage Corp., 0.625% due
02/22/2016 (valued at $912,038,
including interest).	$894,000	$894,000
TOTAL SHORT-TERM INVESTMENTS (Cost $894,000)		$894,000
Total Investments (Natural Resources Trust)
(Cost $190,748,859) - 106.4%		$190,502,046
Other assets and liabilities, net - (6.4%)		(11,444,452)
TOTAL NET ASSETS - 100.0%		$179,057,594

Real Estate Securities Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 99.0%
Financials - 99.0%
Real Estate Investment Trusts - 99.0%
Diversified REITs - 7.9%
BGP Holdings PLC (I)	194,291	$0
Duke Realty Corp. (L)	710,002	9,847,728
PS Business Parks, Inc.	45,065	2,928,324
Vornado Realty Trust	178,498	14,294,120
Washington Real Estate Investment Trust (L)	166,170	4,345,346
		31,415,518
Industrial REITs - 2.7%
Prologis, Inc.	295,830	10,794,837
Office REITs - 12.3%
Boston Properties, Inc.	138,225	14,625,587
Digital Realty Trust, Inc. (L)	16,050	1,089,635
Douglas Emmett, Inc. (L)	510,916	11,904,343
DuPont Fabros Technology, Inc. (L)	444,500	10,739,120
SL Green Realty Corp. (L)	135,256	10,367,372
		48,726,057
Residential REITs - 21.6%
American Campus Communities, Inc.	194,455	8,970,209
Apartment Investment & Management
Company, Class A	67,815	1,835,074
AvalonBay Communities, Inc.	38,662	5,242,181
BRE Properties, Inc.	94,061	4,781,121
Camden Property Trust	173,487	11,833,548
Colonial Properties Trust	265,916	5,682,625
Education Realty Trust, Inc.	96,873	1,030,729
Equity Residential	391,069	22,161,880
Essex Property Trust, Inc. (L)	46,132	6,765,258
Home Properties, Inc.	54,436	3,337,471
Post Properties, Inc.	168,527	8,417,924
Silver Bay Realty Trust Corp. (I)(L)	105,282	1,982,460
Spirit Realty Capital, Inc.	210,961	3,750,887
UDR, Inc.	13,200	313,896
		86,105,263
Retail REITs - 26.9%
Acadia Realty Trust (L)	191,912	4,813,153
Alexander’s, Inc. (L)	9,139	3,023,181

The accompanying notes are an integral part of the financial statements.	147
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Retail REITs (continued)
DDR Corp. (L)	402,496	$6,303,087
Federal Realty Investment Trust	113,196	11,774,648
Glimcher Realty Trust	854,314	9,474,342
Pennsylvania Real Estate Investment Trust (L)	61,763	1,089,499
Regency Centers Corp.	193,820	9,132,798
Simon Property Group, Inc.	335,040	52,966,474
Taubman Centers, Inc.	109,397	8,611,732
		107,188,914
Specialized REITs - 27.6%
Chesapeake Lodging Trust	122,135	2,550,179
CubeSmart	521,960	7,604,957
DiamondRock Hospitality Company (L)	484,000	4,356,000
Extra Space Storage, Inc.	186,441	6,784,588
Health Care REIT, Inc.	423,427	25,951,841
Healthcare Realty Trust, Inc.	446,409	10,718,280
Healthcare Trust of America, Inc.	73,565	728,294
LaSalle Hotel Properties	200,502	5,090,746
Pebblebrook Hotel Trust (L)	142,162	3,283,942
Public Storage	85,033	12,326,384
Strategic Hotels & Resorts, Inc. (I)	509,077	3,258,093
Sunstone Hotel Investors, Inc. (I)	524,378	5,616,088
Ventas, Inc.	329,402	21,318,895
		109,588,287
TOTAL COMMON STOCKS (Cost $348,657,470)		$393,818,876

SECURITIES LENDING COLLATERAL - 10.4%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	4,154,419	41,574,931
TOTAL SECURITIES LENDING
COLLATERAL (Cost $41,573,014)		$41,574,931

SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreement - 0.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $2,500,001 on 01/02/2013,
collateralized by $2,430,000 U.S. Treasury
Note, 2.125% due 12/31/2015 (valued at
$2,554,538, including interest)	$2,500,000	$2,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,500,000)		$2,500,000
Total Investments (Real Estate Securities Trust)
(Cost $392,730,484) - 110.0%		$437,893,807
Other assets and liabilities, net - (10.0%)		(39,906,116)
TOTAL NET ASSETS - 100.0%		$397,987,691

Science & Technology Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 94.1%
Consumer Discretionary - 6.4%
Automobiles - 0.9%
Tesla Motors, Inc. (I)(L)	84,860	$2,874,208
Hotels, Restaurants & Leisure - 0.3%
Ctrip.com International, Ltd., ADR (I)(L)	41,300	941,227

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household Durables - 0.2%
LG Electronics, Inc.	11,715	$809,388
Internet & Catalog Retail - 4.1%
Amazon.com, Inc. (I)	30,375	7,628,378
Groupon, Inc. (I)(L)	341,800	1,667,984
Netflix, Inc. (I)	3,865	358,595
priceline.com, Inc. (I)	6,845	4,252,114
		13,907,071
Media - 0.9%
Comcast Corp., Class A	76,725	2,867,981
		21,399,875
Health Care - 0.6%
Health Care Equipment & Supplies - 0.3%
Stryker Corp.	20,700	1,134,774
Health Care Technology - 0.1%
athenahealth, Inc. (I)	3,800	279,110
Pharmaceuticals - 0.2%
Hospira, Inc. (I)	23,700	740,388
		2,154,272
Industrials - 1.0%
Construction & Engineering - 0.8%
Quanta Services, Inc. (I)	96,975	2,646,448
Professional Services - 0.2%
RPX Corp. (I)	65,400	591,216
		3,237,664
Information Technology - 84.4%
Communications Equipment - 10.4%
Acme Packet, Inc. (I)(L)	37,700	833,924
Alcatel-Lucent, ADR (I)(L)	1,247,400	1,733,886
Aruba Networks, Inc. (I)(L)	172,600	3,581,450
Cisco Systems, Inc.	649,065	12,754,127
F5 Networks, Inc. (I)	9,710	943,327
Finisar Corp. (I)(L)	137,400	2,239,620
JDS Uniphase Corp. (I)(L)	169,300	2,292,322
Juniper Networks, Inc. (I)	161,637	3,179,400
Motorola Solutions, Inc. (L)	28,620	1,593,562
QUALCOMM, Inc.	88,990	5,519,160
		34,670,778
Computers & Peripherals - 13.3%
Apple, Inc.	41,145	21,931,519
Dell, Inc.	842,200	8,531,486
EMC Corp. (I)	131,304	3,321,991
Fusion-io, Inc. (I)(L)	163,175	3,741,603
NetApp, Inc. (I)	60,600	2,033,130
SanDisk Corp. (I)	36,475	1,588,851
Seagate Technology PLC (L)	20,830	634,898
Synaptics, Inc. (I)(L)	83,300	2,496,501
Western Digital Corp.	8,505	361,377
		44,641,356
Electronic Equipment, Instruments & Components - 2.2%
Hitachi, Ltd.	106,000	623,823
Hon Hai Precision Industry Company, Ltd.	27,000	83,233
IPG Photonics Corp. (L)	50,700	3,379,155
LG Display Company, Ltd. (I)	21,645	625,571
RealD, Inc. (I)(L)	181,400	2,033,494
TPK Holding Company, Ltd.	35,000	625,138
		7,370,414

The accompanying notes are an integral part of the financial statements.	148
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet Software & Services - 16.0%
Akamai Technologies, Inc. (I)	41,605	$1,702,061
Angie’s List, Inc. (I)(L)	72,216	865,870
Baidu, Inc., ADR (I)(L)	92,050	9,231,695
Bitauto Holdings, Ltd., ADR (I)	14,600	106,580
Dropbox, Inc. (I)(R)	7,441	67,334
eBay, Inc. (I)	138,735	7,078,260
Facebook, Inc., Class A (I)	240,545	6,405,713
Google, Inc., Class A (I)	30,735	21,802,487
LinkedIn Corp., Class A (I)(L)	3,555	408,185
NetEase.com, Inc., ADR (L)	17,090	727,180
Phoenix New Media, Ltd., ADR (I)(L)	26,636	96,955
RealNetworks, Inc. (I)	139,300	1,053,108
Renren, Inc., ADR (I)	745	2,570
SINA Corp. (I)(L)	33,700	1,692,414
Yahoo!, Inc. (I)	97,755	1,945,325
Yelp, Inc. (I)(L)	11,195	211,026
Youku Tudou, Inc., Class A (I)	10	10
		53,396,773
IT Services - 7.3%
Accenture PLC, Class A (L)	21,700	1,443,050
Automatic Data Processing, Inc.	3,165	180,437
Cognizant Technology
Solutions Corp., Class A (I)(L)	55,960	4,143,838
Fidelity National Information Services, Inc.	17,195	598,558
Fiserv, Inc. (I)	11,460	905,684
IBM Corp.	29,290	5,610,500
Mastercard, Inc., Class A	5,825	2,861,706
Vantiv, Inc., Class A (I)	23,100	471,702
Visa, Inc., Class A	54,705	8,292,184
		24,507,659
Semiconductors & Semiconductor Equipment - 14.9%
Advanced Micro Devices, Inc. (I)(L)	243,200	583,680
Altera Corp.	20,125	693,105
Analog Devices, Inc. (L)	27,885	1,172,843
Applied Materials, Inc.	219,900	2,515,656
Atmel Corp. (I)(L)	376,900	2,468,695
Avago Technologies, Ltd.	60,115	1,903,241
Broadcom Corp., Class A (I)	17,150	569,552
Cree, Inc. (I)(L)	42,600	1,447,548
First Solar, Inc. (I)(L)	75,600	2,334,528
Intel Corp.	46,920	967,960
Intersil Corp., Class A	101,400	840,606
Lam Research Corp. (I)	61,020	2,204,653
Marvell Technology Group, Ltd.	274,000	1,989,240
Maxim Integrated Products, Inc.	48,140	1,415,316
MediaTek, Inc.	297,000	3,322,301
MEMC Electronic Materials, Inc. (I)(L)	158,500	508,785
Microchip Technology, Inc. (L)	33,115	1,079,218
Micron Technology, Inc. (I)	437,930	2,780,856
NVIDIA Corp.	347,900	4,275,691
ON Semiconductor Corp. (I)(L)	495,700	3,494,685
PMC-Sierra, Inc. (I)	190,100	990,421
Samsung Electronics Company, Ltd.	4,810	6,884,193
Skyworks Solutions, Inc. (I)	33,365	677,310
STR Holdings, Inc. (I)(L)	200,300	504,756
Taiwan Semiconductor
Manufacturing Company, Ltd.	19,700	65,934
Texas Instruments, Inc.	64,835	2,005,995
Tokyo Electron, Ltd.	49,500	2,277,652
		49,974,420

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software - 20.3%
Activision Blizzard, Inc. (L)	60,453	$642,011
Adobe Systems, Inc. (I)	37,485	1,412,435
Aspen Technology, Inc. (I)	83,400	2,305,176
Autodesk, Inc. (I)	122,377	4,326,027
Check Point Software Technologies, Ltd. (I)(L)	53,400	2,543,976
Citrix Systems, Inc. (I)	13,300	874,475
Electronic Arts, Inc. (I)	160,986	2,339,127
Intuit, Inc.	45,045	2,680,178
Microsoft Corp.	674,135	18,019,629
Nintendo Company, Ltd.	39,800	4,246,669
Nuance Communications, Inc. (I)	14,280	318,730
Oracle Corp.	335,355	11,174,021
Red Hat, Inc. (I)	81,100	4,295,056
Salesforce.com, Inc. (I)(L)	50,165	8,432,737
ServiceNow, Inc. (I)(L)	39,900	1,198,197
TIBCO Software, Inc. (I)	64,040	1,409,520
Workday, Inc., Class A (I)(L)	30,772	1,677,074
		67,895,038
		282,456,438
Materials - 1.2%
Chemicals - 1.2%
Monsanto Company	44,010	4,165,547
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.5%
China Unicom Hong Kong, Ltd. (I)	928,000	1,502,342
TOTAL COMMON STOCKS (Cost $310,280,014)	$314,916,138

PREFERRED SECURITIES - 1.0%
Information Technology - 1.0%
Internet Software & Services - 1.0%
Coupon.com, Inc. (I)(R)	85,758	235,552
Dropbox, Inc., Series A (I)(R)	9,241	83,623
Dropbox, Inc., Series A1 (I)(R)	89,006	805,424
Silver Spring Networks, Series E (I)	38,600	289,500
Twitter, Inc., Series E (I)	125,031	1,592,895
Workday Inc. (I)	9,053	464,924
		3,471,918
TOTAL PREFERRED SECURITIES (Cost $2,199,674)	$3,471,918

SECURITIES LENDING COLLATERAL - 16.9%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	5,657,678	56,618,650
TOTAL SECURITIES LENDING
COLLATERAL (Cost $56,619,271)	$56,618,650

SHORT-TERM INVESTMENTS - 5.1%
Money Market Funds - 4.4%
T.Rowe Price Prime Reserve
Fund, 0.1218% (Y)	$14,115,034	$14,115,034
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	583,524	583,524
		14,698,558

The accompanying notes are an integral part of the financial statements.	149
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 0.7%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $2,243,001 on 01/02/2013,
collateralized by $2,180,000 U.S. Tresaury
Note, 2.125% due 12/31/2015 (valued
at $2,291,725)	$2,243,000	$2,243,000
TOTAL SHORT-TERM INVESTMENTS (Cost $16,941,558)		$16,941,558
Total Investments (Science & Technology Trust)
(Cost $386,040,517) - 117.1%		$391,948,264
Other assets and liabilities, net - (17.1%)		(57,216,806)
TOTAL NET ASSETS - 100.0%		$334,731,458

Small Cap Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 99.4%
Consumer Discretionary - 19.3%
Auto Components - 2.2%
Allison Transmission Holdings, Inc. (L)	171,710	$3,506,318
Tenneco, Inc. (I)(L)	149,222	5,239,184
		8,745,502
Hotels, Restaurants & Leisure - 3.8%
AFC Enterprises, Inc. (I)	129,992	3,396,691
Buffalo Wild Wings, Inc. (I)(L)	42,440	3,090,481
Burger King Worldwide, Inc. (L)	316,950	5,210,658
The Cheesecake Factory, Inc. (L)	100,482	3,287,771
		14,985,601
Household Durables - 1.0%
Standard Pacific Corp. (I)(L)	551,060	4,050,291
Internet & Catalog Retail - 1.9%
HomeAway, Inc. (I)(L)	166,510	3,663,220
HSN, Inc.	64,550	3,555,414
		7,218,634
Leisure Equipment & Products - 0.8%
Brunswick Corp. (L)	109,732	3,192,104
Media - 1.3%
Pandora Media, Inc. (I)(L)	327,860	3,009,755
Shutterstock, Inc. (I)(L)	78,820	2,049,320
		5,059,075
Specialty Retail - 4.9%
DSW, Inc., Class A	50,440	3,313,404
Francesca’s Holdings Corp. (I)(L)	130,260	3,381,550
Hibbett Sports, Inc. (I)(L)	43,050	2,268,735
Pier 1 Imports, Inc. (L)	155,133	3,102,660
rue21, Inc. (I)(L)	100,399	2,850,328
Urban Outfitters, Inc. (I)	106,090	4,175,702
		19,092,379
Textiles, Apparel & Luxury Goods - 3.4%
Hanesbrands, Inc. (I)(L)	138,982	4,978,335
Samsonite International SA	2,020,800	4,227,422
Steven Madden, Ltd. (I)	93,090	3,934,914
		13,140,671
		75,484,257

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer Staples - 3.1%
Food & Staples Retailing - 0.9%
Casey’s General Stores, Inc. (L)	64,800	$3,440,880
Household Products - 0.7%
Spectrum Brands Holdings, Inc.	57,860	2,599,650
Personal Products - 1.5%
Elizabeth Arden, Inc. (I)(L)	132,747	5,974,942
		12,015,472
Energy - 6.4%
Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc. (I)(L)	50,834	2,327,689
Patterson-UTI Energy, Inc. (L)	248,610	4,631,604
Trican Well Service, Ltd.	311,490	4,108,524
		11,067,817
Oil, Gas & Consumable Fuels - 3.6%
Cloud Peak Energy, Inc. (I)	115,110	2,225,076
Painted Pony Petroleum, Ltd., Class A (I)	205,000	2,163,969
Rex Energy Corp. (I)(L)	170,560	2,220,691
Rosetta Resources, Inc. (I)(L)	78,390	3,555,770
SemGroup Corp., Class A (I)	99,420	3,885,334
		14,050,840
		25,118,657
Financials - 6.7%
Capital Markets - 0.3%
WisdomTree Investments, Inc. (I)	205,800	1,259,496
Commercial Banks - 1.5%
East West Bancorp, Inc.	150,020	3,223,930
Western Alliance Bancorp (I)(L)	253,040	2,664,511
		5,888,441
Consumer Finance - 0.3%
Netspend Holdings, Inc. (I)(L)	105,048	1,241,667
Real Estate Investment Trusts - 3.8%
American Campus Communities, Inc.	31,200	1,439,256
Pebblebrook Hotel Trust	196,977	4,550,169
Potlatch Corp.	114,242	4,477,144
PS Business Parks, Inc.	29,030	1,886,369
Sunstone Hotel Investors, Inc. (I)	243,550	2,608,421
		14,961,359
Real Estate Management & Development - 0.2%
Zillow, Inc., Class A (I)(L)	27,610	766,178
Thrifts & Mortgage Finance - 0.6%
Ocwen Financial Corp. (I)	67,050	2,319,260
		26,436,401
Health Care - 14.7%
Biotechnology - 6.1%
Algeta ASA (I)(L)	59,054	1,658,485
Arena Pharmaceuticals, Inc. (I)(L)	224,490	2,024,900
AVEO Pharmaceuticals, Inc. (I)(L)	164,150	1,321,408
Cubist Pharmaceuticals, Inc. (I)(L)	64,520	2,713,711
Exelixis, Inc. (I)(L)	347,590	1,588,486
Immunogen, Inc. (I)(L)	138,850	1,770,338
Incyte Corp. (I)(L)	104,280	1,732,091
Ironwood Pharmaceuticals, Inc. (I)(L)	210,630	2,335,887
NPS Pharmaceuticals, Inc. (I)(L)	236,590	2,152,969
Onyx Pharmaceuticals, Inc. (I)(L)	31,910	2,410,162
Rigel Pharmaceuticals, Inc. (I)	176,300	1,145,950

The accompanying notes are an integral part of the financial statements.	150
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Seattle Genetics, Inc. (I)(L)	130,740	$3,033,168
		23,887,555
Health Care Equipment & Supplies - 1.4%
HeartWare International, Inc. (I)(L)	34,825	2,923,559
Insulet Corp. (I)(L)	119,600	2,537,912
		5,461,471
Health Care Providers & Services - 4.2%
Air Methods Corp.	95,070	3,507,132
Catamaran Corp. (I)(L)	86,982	4,097,722
HealthSouth Corp. (I)	121,410	2,562,965
Team Health Holdings, Inc. (I)	142,810	4,108,644
WellCare Health Plans, Inc. (I)	45,840	2,231,950
		16,508,413
Life Sciences Tools & Services - 1.2%
Covance, Inc. (I)	81,590	4,713,454
Pharmaceuticals - 1.8%
Auxilium Pharmaceuticals, Inc. (I)	83,370	1,544,846
Salix Pharmaceuticals, Ltd. (I)	62,890	2,545,787
The Medicines Company (I)(L)	124,200	2,977,074
		7,067,707
		57,638,600
Industrials - 17.7%
Aerospace & Defense - 3.5%
DigitalGlobe, Inc. (I)(L)	265,083	6,478,629
Moog, Inc., Class A (I)	85,622	3,513,071
Teledyne Technologies, Inc. (I)	56,353	3,666,890
		13,658,590
Airlines - 1.4%
Spirit Airlines, Inc. (I)	316,610	5,610,329
Building Products - 1.6%
Owens Corning, Inc. (I)	131,070	4,848,279
Trex Company, Inc. (I)(L)	32,081	1,194,376
		6,042,655
Commercial Services & Supplies - 0.2%
Interface, Inc.	39,400	633,552
Electrical Equipment - 2.3%
Acuity Brands, Inc.	42,980	2,911,035
Polypore International, Inc. (I)(L)	130,530	6,069,645
		8,980,680
Machinery - 2.7%
Colfax Corp. (I)(L)	60,860	2,455,701
IDEX Corp. (L)	59,480	2,767,604
Kennametal, Inc. (L)	93,620	3,744,800
Middleby Corp. (I)(L)	13,070	1,675,705
		10,643,810
Professional Services - 1.5%
On Assignment, Inc. (I)	162,130	3,287,996
WageWorks, Inc. (I)	154,030	2,741,734
		6,029,730
Road & Rail - 2.2%
Landstar System, Inc. (L)	71,960	3,775,022
Old Dominion Freight Line, Inc. (I)	145,085	4,973,514
		8,748,536
Trading Companies & Distributors - 2.3%
Applied Industrial Technologies, Inc.	56,690	2,381,547

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
DXP Enterprises, Inc. (I)	47,274	$2,319,735
WESCO International, Inc. (I)(L)	63,613	4,289,425
		8,990,707
		69,338,589
Information Technology - 25.0%
Communications Equipment - 3.0%
Aruba Networks, Inc. (I)	93,620	1,942,615
Ixia (I)(L)	337,500	5,730,750
JDS Uniphase Corp. (I)	239,850	3,247,569
Palo Alto Networks, Inc. (I)	18,300	979,416
		11,900,350
Electronic Equipment, Instruments & Components - 1.4%
Coherent, Inc. (L)	58,300	2,951,146
Fabrinet (I)	46,841	615,491
Rogers Corp. (I)	36,100	1,792,726
		5,359,363
Internet Software & Services - 5.1%
CoStar Group, Inc. (I)(L)	29,226	2,611,928
Dealertrack Holdings, Inc. (I)(L)	146,680	4,212,650
IAC/InterActiveCorp	140,650	6,652,745
LivePerson, Inc. (I)(L)	213,089	2,799,989
Web.com Group, Inc. (I)(L)	254,950	3,773,260
		20,050,572
IT Services - 2.0%
Sapient Corp. (I)	168,758	1,782,084
Syntel, Inc.	30,457	1,632,191
WEX, Inc. (I)(L)	56,740	4,276,494
		7,690,769
Semiconductors & Semiconductor Equipment - 1.8%
Lattice Semiconductor Corp. (I)	636,423	2,539,328
Ultratech, Inc. (I)	123,530	4,607,669
		7,146,997
Software - 11.7%
BroadSoft, Inc. (I)	121,300	4,406,829
Cadence Design Systems, Inc. (I)(L)	485,370	6,557,349
Concur Technologies, Inc. (I)(L)	64,660	4,365,843
Fair Isaac Corp.	81,080	3,407,792
FleetMatics Group PLC (I)(L)	93,420	2,350,444
Imperva, Inc. (I)(L)	132,324	4,172,176
MICROS Systems, Inc. (I)	80,910	3,433,820
Parametric Technology Corp. (I)	138,811	3,124,636
ServiceNow, Inc. (I)(L)	129,800	3,897,894
Solera Holdings, Inc.	115,010	6,149,585
Splunk, Inc. (I)(L)	82,100	2,382,542
Ultimate Software Group, Inc. (I)	16,540	1,561,541
		45,810,451
		97,958,502
Materials - 6.5%
Chemicals - 1.3%
Methanex Corp.	162,320	5,173,138
Construction Materials - 0.9%
Headwaters, Inc. (I)	414,600	3,548,976
Containers & Packaging - 1.7%
Packaging Corp. of America	108,160	4,160,915
Silgan Holdings, Inc.	64,358	2,676,649
		6,837,564

The accompanying notes are an integral part of the financial statements.	151
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Paper & Forest Products - 2.6%
KapStone Paper and Packaging Corp.	242,520	$5,381,519
Louisiana-Pacific Corp. (I)	246,230	4,757,164
		10,138,683
		25,698,361
TOTAL COMMON STOCKS (Cost $354,669,003)		$389,688,839

SECURITIES LENDING COLLATERAL - 27.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	10,887,402	108,954,590
TOTAL SECURITIES LENDING
COLLATERAL (Cost $108,962,827)		$108,954,590

SHORT-TERM INVESTMENTS - 0.3%
Repurchase Agreement - 0.3%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2012 at 0.250% to
be repurchased at $1,100,015 on
01/02/2013, collateralized by $1,028,854
Government National Mortgage Association,
3.500% due 11/20/2042 (valued at
$1,122,001 including interest)	$1,100,000	$1,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,100,000)		$1,100,000
Total Investments (Small Cap Growth Trust)
(Cost $464,731,830) - 127.5%		$499,743,429
Other assets and liabilities, net - (27.5%)		(107,920,076)
TOTAL NET ASSETS - 100.0%		$391,823,353

Small Cap Opportunities Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.3%
Consumer Discretionary - 14.3%
Auto Components - 1.2%
Cooper Tire & Rubber Company	843	$21,378
Dana Holding Corp.	42,323	660,662
Exide Technologies (I)	8,927	30,530
Federal-Mogul Corp. (I)	5,140	41,223
Fuel Systems Solutions, Inc. (I)(L)	778	11,437
Modine Manufacturing Company (I)	6,862	55,788
Motorcar Parts of America, Inc. (I)	2,433	15,985
Quantum Fuel Systems
Technologies Worldwide, Inc. (I)	163	111
Shiloh Industries, Inc.	1,515	15,605
Spartan Motors, Inc.	7,540	37,172
Standard Motor Products, Inc.	3,972	88,258
Superior Industries International, Inc.	4,944	100,858
TRW Automotive Holdings Corp. (I)	13,781	738,799
		1,817,806
Automobiles - 0.5%
Thor Industries, Inc. (L)	21,666	810,958
Distributors - 0.1%
Core-Mark Holding Company, Inc.	1,976	93,564
VOXX International Corp. (I)	1,834	12,343
Weyco Group, Inc.	506	11,820
		117,727

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified Consumer Services - 0.3%
Ascent Capital Group, Inc., Class A (I)	3,168	$196,226
Carriage Services, Inc.	1,797	21,330
Corinthian Colleges, Inc. (I)(L)	1,851	4,516
Education Management Corp. (I)	372	1,629
K12, Inc. (I)	9	184
Lincoln Educational Services Corp.	1,100	6,149
Mac-Gray Corp.	1,524	19,126
Matthews International Corp., Class A (L)	407	13,065
Regis Corp. (L)	8,945	151,349
School Specialty, Inc. (I)	2,286	2,172
Service Corp. International	2,126	29,360
Steiner Leisure, Ltd. (I)	300	14,457
Stewart Enterprises, Inc., Class A (L)	723	5,524
		465,087
Hotels, Restaurants & Leisure - 2.7%
Ambassadors Group, Inc.	202	861
Ark Restaurants Corp.	64	1,078
Bally Technologies, Inc. (I)(L)	12,075	539,873
Biglari Holdings, Inc. (I)	314	122,466
Bluegreen Corp. (I)	7,150	67,067
Bob Evans Farms, Inc.	4,378	175,996
Boyd Gaming Corp. (I)(L)	12,417	82,449
Canterbury Park Holding Corp.	200	1,942
Carrols Restaurant Group, Inc. (I)	4,349	26,007
Churchill Downs, Inc. (L)	2,448	162,670
DineEquity, Inc. (I)(L)	15,692	1,051,364
Dover Downs Gaming & Entertainment, Inc.	2,170	4,774
Dover Motorsports, Inc.	400	676
Frisch’s Restaurants, Inc.	257	4,755
Full House Resorts, Inc. (I)	2,390	8,246
Gaming Partners International Corp.	800	5,560
International Speedway Corp., Class A	4,386	121,141
Isle of Capri Casinos, Inc. (I)	6,889	38,578
Luby’s, Inc. (I)	6,251	41,819
Marcus Corp.	3,816	47,586
Marriott Vacations Worldwide Corp. (I)	348	14,501
Monarch Casino & Resort, Inc. (I)	1,278	13,943
MTR Gaming Group, Inc. (I)	4,193	17,485
Multimedia Games Holding Company, Inc. (I)	1,963	28,876
Orient-Express Hotels, Ltd., Class A (I)(L)	12,313	143,939
Papa John’s International, Inc. (I)	13,347	733,284
Red Lion Hotels Corp. (I)	3,000	23,670
Red Robin Gourmet Burgers, Inc. (I)(L)	4,000	141,160
Rick’s Cabaret International, Inc. (I)	2,439	19,634
Ruby Tuesday, Inc. (I)	9,400	73,884
Scientific Games Corp., Class A (I)	2,128	18,450
Speedway Motorsports, Inc.	7,130	127,199
The Wendy’s Company (L)	40,088	188,414
Vail Resorts, Inc.	1,354	73,238
WMS Industries, Inc. (I)(L)	786	13,755
		4,136,340
Household Durables - 2.1%
Bassett Furniture Industries, Inc.	2,333	29,093
Beazer Homes USA, Inc. (I)(L)	2,700	45,603
Cavco Industries, Inc. (I)(L)	606	30,288
CSS Industries, Inc.	976	21,365
Emerson Radio Corp. (I)	4,869	8,423
Flexsteel Industries, Inc.	355	7,615
Furniture Brands International, Inc. (I)(L)	9,800	10,388
Helen of Troy, Ltd. (I)(L)	4,013	133,994
Hooker Furniture Corp. (L)	2,555	37,124
Jarden Corp.	2,332	120,564

The accompanying notes are an integral part of the financial statements.	152
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household Durables (continued)
Kid Brands, Inc. (I)	3,500	$5,425
La-Z-Boy, Inc.	56,700	802,305
Lennar Corp., Class A (L)	8,100	313,227
Lennar Corp., Class B	1,969	60,133
Lifetime Brands, Inc.	2,000	21,220
M/I Homes, Inc. (I)	3,580	94,870
MDC Holdings, Inc. (L)	1,526	56,096
Meritage Homes Corp. (I)	25,752	961,837
Mohawk Industries, Inc. (I)	4,400	398,068
NACCO Industries, Inc., Class A	1,100	66,759
Skyline Corp. (I)	1,252	5,083
Standard Pacific Corp. (I)	483	3,550
Stanley Furniture Company, Inc. (I)	2,340	10,530
The Ryland Group, Inc. (L)	1,159	42,304
Universal Electronics, Inc. (I)	237	4,586
		3,290,450
Internet & Catalog Retail - 0.0%
1-800-Flowers.com, Inc., Class A (I)	4,819	17,686
dELiA*s, Inc. (I)	5,085	5,949
Gaiam, Inc., Class A (I)	3,676	11,616
Shutterfly, Inc. (I)(L)	676	20,192
		55,443
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc. (I)	461	15,393
Callaway Golf Company (L)	11,857	77,071
Cybex International, Inc. (I)	446	1,111
JAKKS Pacific, Inc. (L)	2,278	28,521
Johnson Outdoors, Inc., Class A (I)	200	3,984
Smith & Wesson Holding Corp. (I)(L)	3,256	27,481
Steinway Musical Instruments, Inc. (I)	3,066	64,846
		218,407
Media - 1.2%
AH Belo Corp., Class A	4,238	19,707
Ballantyne Strong, Inc. (I)	1,114	3,676
Beasley Broadcasting Group, Inc., Class A	502	2,455
Belo Corp., Class A	689	5,285
Central European Media
Enterprises, Ltd., Class A (I)	81	497
Digital Generation, Inc. (I)(L)	1,400	15,204
DreamWorks Animation
SKG, Inc., Class A (I)(L)	2,595	42,999
Entercom
Communications Corp., Class A (I)(L)	882	6,156
Fisher Communications, Inc.	1,962	52,954
Gray Television, Inc. (I)	10,200	22,440
Harte-Hanks, Inc.	2,183	12,880
Journal Communications, Inc., Class A (I)	8,698	47,056
Lee Enterprises, Inc. (I)	1,225	1,397
Live Nation Entertainment, Inc. (I)(L)	15,934	148,346
Martha Stewart Living
Omnimedia, Inc., Class A (I)	2,100	5,145
Media General, Inc., Class A (I)	4,268	18,352
Meredith Corp. (L)	2,100	72,345
Navarre Corp. (I)	4,100	7,298
Outdoor Channel Holdings, Inc.	1,482	11,263
Radio One, Inc., Class D (I)	2,600	1,976
Salem Communications Corp., Class A	2,700	14,742
Scholastic Corp.	1,457	43,069
The EW Scripps Company, Class A (I)(L)	5,260	56,861
The Interpublic Group of Companies, Inc.	71,271	785,406
The Madison Square Garden, Inc., Class A (I)	3,612	160,192

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
The McClatchy Company, Class A (I)(L)	11,095	$36,281
The New York Times Company, Class A (I)	1,495	12,752
The Washington Post Company, Class B	694	253,456
Valassis Communications, Inc. (L)	503	12,967
		1,873,157
Multiline Retail - 0.8%
Dillard’s, Inc., Class A	9,244	774,370
Fred’s, Inc., Class A (L)	6,647	88,472
Saks, Inc. (I)(L)	25,582	268,867
The Bon-Ton Stores, Inc.	306	3,709
Tuesday Morning Corp. (I)	3,900	24,375
		1,159,793
Specialty Retail - 4.1%
Americas Car-Mart, Inc. (I)	1,246	50,488
Barnes & Noble, Inc. (I)(L)	9,769	147,414
bebe stores, Inc.	89,894	358,677
Big 5 Sporting Goods Corp.	1,104	14,462
Books-A-Million, Inc. (I)(L)	3,850	10,241
Brown Shoe Company, Inc. (L)	7,015	128,866
Build-A-Bear Workshop, Inc. (I)	3,889	14,856
Cabela’s, Inc. (I)(L)	7,017	292,960
Cache, Inc. (I)	2,727	6,599
Casual Male Retail Group, Inc. (I)	4,708	19,774
Christopher & Banks Corp. (I)	6,438	35,087
Citi Trends, Inc. (I)	337	4,637
Conn’s, Inc. (I)(L)	7,967	244,428
GameStop Corp., Class A (L)	14,100	353,769
Genesco, Inc. (I)(L)	10,908	599,940
GNC Holdings, Inc., Class A	19,145	637,146
Group 1 Automotive, Inc. (L)	3,464	214,733
Haverty Furniture Companies, Inc.	3,990	65,077
hhgregg, Inc. (I)(L)	2,951	20,716
Hot Topic, Inc. (L)	3,633	35,058
Lithia Motors, Inc., Class A (L)	5,007	187,362
MarineMax, Inc. (I)(L)	4,789	42,814
New York & Company, Inc. (I)	10,714	40,820
Office Depot, Inc. (I)	16,863	55,311
OfficeMax, Inc.	10,476	102,246
Pacific Sunwear of California, Inc. (I)	12,800	20,352
Penske Automotive Group, Inc. (L)	30,305	911,877
Perfumania Holdings, Inc. (I)	848	4,172
Pier 1 Imports, Inc. (L)	37,173	743,460
RadioShack Corp. (L)	7,908	16,765
Rent-A-Center, Inc.	7,599	261,102
Shoe Carnival, Inc.	3,229	66,162
Stage Stores, Inc.	5,877	145,632
Stein Mart, Inc.	4,251	32,053
Systemax, Inc.	1,683	16,241
The Men’s Wearhouse, Inc. (L)	7,100	221,236
The Pep Boys - Manny, Moe & Jack (L)	8,900	87,487
The Wet Seal, Inc., Class A (I)	5,693	15,713
West Marine, Inc. (I)	4,205	45,204
Zale Corp. (I)(L)	5,800	23,838
		6,294,775
Textiles, Apparel & Luxury Goods - 1.2%
Charles & Colvard, Ltd. (I)	343	1,345
Culp, Inc.	230	3,452
Delta Apparel, Inc. (I)(L)	500	6,990
G-III Apparel Group, Ltd. (I)(L)	1,800	61,614
Heelys, Inc. (I)	1,794	4,001
Iconix Brand Group, Inc. (I)	8,941	199,563

The accompanying notes are an integral part of the financial statements.	153
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
K-Swiss, Inc., Class A (I)	4,879	$16,393
Lakeland Industries, Inc. (I)	1,110	5,517
Maidenform Brands, Inc. (I)	480	9,355
Movado Group, Inc.	3,138	96,274
Perry Ellis International, Inc. (L)	2,800	55,720
PVH Corp.	7,898	876,757
Quiksilver, Inc. (I)	24,200	102,850
RG Barry Corp.	537	7,609
Rocky Brands, Inc. (I)	1,478	19,244
Skechers U.S.A., Inc., Class A (I)	5,966	110,371
Tandy Brands Accessories, Inc. (I)	300	453
The Jones Group, Inc.	12,700	140,462
Unifi, Inc. (I)	3,647	47,447
		1,765,417
		22,005,360
Consumer Staples - 3.7%
Beverages - 0.2%
Central European Distribution Corp. (I)(L)	6,619	14,363
Constellation Brands, Inc., Class A (I)	9,374	331,746
Craft Brewers Alliance, Inc. (I)	2,909	18,850
MGP Ingredients, Inc.	2,764	9,453
		374,412
Food & Staples Retailing - 0.8%
Ingles Markets, Inc., Class A	2,425	41,856
Nash Finch Company	2,050	43,624
Spartan Stores, Inc.	3,767	57,861
Susser Holdings Corp. (I)(L)	3,144	108,437
The Andersons, Inc. (L)	2,523	108,237
The Pantry, Inc. (I)	3,699	44,869
United Natural Foods, Inc. (I)	12,907	691,686
Village Super Market, Inc., Class A	244	8,018
Weis Markets, Inc.	2,432	95,261
		1,199,849
Food Products - 2.1%
Alico, Inc. (L)	341	12,491
Boulder Brands, Inc. (I)	9,489	122,408
Cal-Maine Foods, Inc. (L)	600	24,132
Chiquita Brands International, Inc. (I)	7,667	63,253
Diamond Foods, Inc. (L)	800	10,936
Dole Food Company, Inc. (I)(L)	12,705	145,726
Farmer Brothers Company (I)	1,033	14,906
Fresh Del Monte Produce, Inc.	9,412	248,006
Griffin Land & Nurseries, Inc.	99	2,673
Ingredion, Inc.	13,334	859,110
Omega Protein Corp. (I)	4,487	27,460
Pilgrim’s Pride Corp. (I)	1,084	7,859
Post Holdings, Inc. (I)	2,423	82,988
Ralcorp Holdings, Inc. (I)	2,033	182,258
Seneca Foods Corp., Class A (I)	1,409	42,834
Smithfield Foods, Inc. (I)	21,963	473,742
Snyders-Lance, Inc.	1,477	35,610
The Hain Celestial Group, Inc. (I)	6,560	355,683
Tootsie Roll Industries, Inc. (L)	130	3,370
TreeHouse Foods, Inc. (I)	10,493	547,000
		3,262,445
Household Products - 0.3%
Central Garden & Pet Company (I)	2,553	25,581
Central Garden & Pet Company, Class A (I)	6,081	63,546
Oil-Dri Corp of America	531	14,656
Orchids Paper Products Company	712	14,397

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household Products (continued)
Spectrum Brands Holdings, Inc.	7,513	$337,559
		455,739
Personal Products - 0.2%
CCA Industries, Inc.	1,277	5,529
Inter Parfums, Inc.	1,132	22,029
Mannatech Inc (I)	276	1,551
Natural Alternatives International, Inc. (I)	200	982
Nutraceutical International Corp.	2,093	34,618
Prestige Brands Holdings, Inc. (I)	9,235	184,977
		249,686
Tobacco - 0.1%
Alliance One International, Inc. (I)(L)	14,184	51,630
Universal Corp. (L)	3,597	179,526
		231,156
		5,773,287
Energy - 7.8%
Energy Equipment & Services - 4.7%
Basic Energy Services, Inc. (I)(L)	8,104	92,467
Bolt Technology Corp.	1,328	18,951
Bristow Group, Inc.	5,929	318,150
Cal Dive International, Inc. (I)	12,162	21,040
Dawson Geophysical Company (I)	1,653	43,606
Dresser-Rand Group, Inc. (I)(L)	13,425	753,680
ENGlobal Corp. (I)	5,500	2,915
Exterran Holdings, Inc. (I)(L)	8,722	191,186
Global Geophysical Services, Inc. (I)	4,342	16,717
Gulf Islands Fabrication, Inc.	3,019	72,547
Gulfmark Offshore, Inc., Class A	4,500	155,025
Heckmann Corp. (I)	378	1,523
Helix Energy Solutions Group, Inc. (I)	53,561	1,105,499
Hercules Offshore, Inc. (I)(L)	20,985	129,687
Hornbeck Offshore Services, Inc. (I)	5,300	182,002
Key Energy Services, Inc. (I)	4,235	29,433
Lufkin Industries, Inc. (L)	7,882	458,181
Matrix Service Company (I)	2,175	25,013
Mitcham Industries, Inc. (I)	2,431	33,135
Nabors Industries, Ltd. (I)	13,964	201,780
Natural Gas Services Group, Inc. (I)	2,620	43,020
Newpark Resources, Inc. (I)(L)	12,359	97,018
Oceaneering International, Inc.	14,204	764,033
Oil States International, Inc. (I)	9,562	684,065
Parker Drilling Company (I)	21,964	101,034
Patterson-UTI Energy, Inc. (L)	13,905	259,050
PHI, Inc. (I)	3,660	122,573
Pioneer Energy Services Corp. (I)	13,400	97,284
Rowan Companies PLC, Class A (I)	12,819	400,850
SEACOR Holdings, Inc. (L)	2,593	217,293
Tesco Corp. (I)	105	1,196
TETRA Technologies, Inc. (I)	9,546	72,454
TGC Industries, Inc.	2,434	19,934
Tidewater, Inc.	5,564	248,600
Unit Corp. (I)	4,557	205,293
Willbros Group, Inc. (I)	5,700	30,552
		7,216,786
Oil, Gas & Consumable Fuels - 3.1%
Adams Resources & Energy, Inc.	101	3,542
Alon USA Energy, Inc.	7,477	135,259
Approach Resources, Inc. (I)	366	9,154
Berry Petroleum Company, Class A (L)	759	25,464
Bill Barrett Corp. (I)(L)	4,721	83,987

The accompanying notes are an integral part of the financial statements.	154
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
BPZ Resources, Inc. (I)(L)	6,231	$19,628
Callon Petroleum Company (I)	145	682
Cimarex Energy Company	868	50,110
Clayton Williams Energy, Inc. (I)(L)	538	21,520
Cloud Peak Energy, Inc. (I)	3,741	72,314
Comstock Resources, Inc. (I)(L)	5,875	88,889
Contango Oil & Gas Company (L)	854	36,175
Crimson Exploration, Inc. (I)	4,217	11,555
Crosstex Energy, Inc. (L)	1,454	20,850
CVR Energy, Inc. (I)	12,800	0
Delek US Holdings, Inc.	9,835	249,022
DHT Holdings, Inc.	1,653	6,777
Double Eagle Petroleum Company (I)	2,117	8,341
Endeavour International Corp. (I)(L)	2,157	11,173
Energen Corp.	12,831	578,550
EPL Oil & Gas, Inc. (I)	9,082	204,799
Forest Oil Corp. (I)	1,864	12,470
Green Plains Renewable Energy, Inc. (I)(L)	7,544	59,673
Harvest Natural Resources, Inc. (I)(L)	5,978	54,220
HKN, Inc. (I)	48	3,624
Magnum Hunter Resources Corp. (I)	916	3,655
Miller Energy Resources, Inc. (I)	13	51
Newfield Exploration Company (I)	4,847	129,803
Overseas Shipholding Group, Inc. (I)(L)	4,700	3,995
PDC Energy, Inc. (I)(L)	3,720	123,541
Penn Virginia Corp. (L)	7,585	33,450
Plains Exploration & Production Company (I)	3,519	165,182
Rex Energy Corp. (I)(L)	3,448	44,893
Rosetta Resources, Inc. (I)	14,754	669,241
SemGroup Corp., Class A (I)	157	6,136
Ship Finance International, Ltd. (L)	6,073	100,994
Stone Energy Corp. (I)(L)	1,923	39,460
Swift Energy Company (I)	5,094	78,397
Tesoro Corp. (L)	20,200	889,810
Triangle Petroleum Corp. (I)(L)	2,529	15,149
USEC, Inc. (I)(L)	18,439	9,773
Vaalco Energy, Inc. (I)(L)	4,702	40,672
Warren Resources, Inc. (I)	3,681	10,344
Western Refining, Inc. (L)	20,442	576,260
Whiting Petroleum Corp. (I)	949	41,158
		4,749,742
		11,966,528
Financials - 23.0%
Capital Markets - 1.9%
Affiliated Managers Group, Inc. (I)	5,468	711,660
American Capital, Ltd. (I)	55,500	666,000
Calamos Asset Management, Inc., Class A	1,184	12,515
Capital Southwest Corp. (L)	848	84,486
Cowen Group, Inc., Class A (I)	2,044	5,008
E*TRADE Financial Corp. (I)	17,069	152,768
Evercore Partners, Inc., Class A	20,281	612,283
FirstCity Financial Corp. (I)	2,100	20,454
GFI Group, Inc. (L)	8,390	27,184
Harris & Harris Group, Inc. (I)	5,338	17,615
ICG Group, Inc. (I)	128	1,463
INTL. FCStone, Inc. (I)(L)	258	4,492
Investment Technology Group, Inc. (I)	2,461	22,149
Janus Capital Group, Inc. (L)	10,518	89,613
JMP Group, Inc.	3,000	18,210
KBW, Inc.	1,181	18,069
Knight Capital Group, Inc., Class A (I)	8,089	28,392
Legg Mason, Inc.	11,318	291,099

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital Markets (continued)
MCG Capital Corp. (L)	14,059	$64,671
Medallion Financial Corp.	2,675	31,405
Oppenheimer Holdings, Inc., Class A	488	8,428
Piper Jaffray Companies (I)(L)	800	25,704
Safeguard Scientifics, Inc. (I)(L)	2,397	35,356
SWS Group, Inc. (I)	6,700	35,443
		2,984,467
Commercial Banks - 8.2%
1st Source Corp.	3,630	80,187
1st United Bancorp, Inc.	1,425	8,906
Access National Corp.	359	4,667
Alliance Financial Corp.	66	2,872
American National Bankshares, Inc.	543	10,963
Ameris Bancorp (I)(L)	3,287	41,055
Associated Banc-Corp. (L)	13,575	178,104
Bancfirst Corp.	500	21,180
BancorpSouth, Inc. (L)	3,661	53,231
BancTrust Financial Group, Inc. (I)	4,650	12,927
Bank of Kentucky Financial Corp.	89	2,201
Banner Corp.	1,837	56,451
Bar Harbor Bankshares	236	7,941
BBCN Bancorp, Inc. (L)	8,868	102,603
BCB Bancorp, Inc.	221	2,064
Boston Private Financial Holdings, Inc. (L)	85,865	773,644
Bridge Bancorp, Inc.	87	1,770
Bryn Mawr Bank Corp.	774	17,237
C&F Financial Corp.	63	2,453
Camden National Corp.	601	20,416
Capital City Bank Group, Inc. (I)(L)	3,946	44,866
CapitalSource, Inc.	5,939	45,018
Cardinal Financial Corp.	5,843	95,066
Cathay General Bancorp	9,018	175,851
Center Bancorp, Inc. (L)	2,875	33,293
Centerstate Banks, Inc.	1,287	10,978
Century Bancorp, Inc., Class A	158	5,206
Chemical Financial Corp.	3,570	84,823
City Holding Company	1,035	36,070
CNB Financial Corp.	244	3,997
CoBiz Financial, Inc.	5,646	42,176
Columbia Banking System, Inc. (L)	4,112	73,769
Commerce Bancshares, Inc.	3,828	134,225
Community Bank Systems, Inc. (L)	1,500	41,040
Community Trust Bancorp, Inc.	1,441	47,236
CVB Financial Corp. (L)	66,731	694,002
East West Bancorp, Inc.	33,594	721,935
Enterprise Bancorp, Inc.	236	3,899
Enterprise Financial Services Corp.	2,969	38,805
Fidelity Southern Corp. (I)	1,623	15,500
Financial Institutions, Inc.	1,481	27,591
First Bancorp North Carolina	3,559	45,626
First Bancorp, Inc. Maine	652	10,738
First Busey Corp.	5,297	24,631
First California Financial Group, Inc. (I)	324	2,501
First Commonwealth Financial Corp. (L)	15,940	108,711
First Community Bancshares, Inc. (L)	1,888	30,151
First Financial Bancorp	900	13,158
First Financial Corp.	1,220	36,893
First Interstate Bancsystem, Inc.	578	8,919
First Merchants Corp.	4,925	73,087
First Midwest Bancorp, Inc.	7,500	93,900
First Niagara Financial Group, Inc.	960	7,613
First South Bancorp, Inc. (I)	1,628	7,814
FirstMerit Corp. (L)	1,250	17,738

The accompanying notes are an integral part of the financial statements.	155
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial Banks (continued)
FNB Corp. (L)	70,491	$748,614
German American Bancorp, Inc.	509	11,055
Glacier Bancorp, Inc. (L)	3,200	47,072
Great Southern Bancorp, Inc.	1,037	26,392
Hanmi Financial Corp. (I)	1,473	20,018
Heartland Financial USA, Inc.	1,235	32,295
Heritage Commerce Corp. (I)	2,996	20,912
Heritage Financial Corp.	378	5,553
Horizon Bancorp	222	4,362
Hudson Valley Holding Corp.	677	10,541
Iberiabank Corp.	930	45,682
Independent Bank Corp. - Massachusetts (L)	2,831	81,957
Independent Bank Corp. - Michigan (I)	206	721
International Bancshares Corp.	8,607	155,356
Intervest Bancshares Corp., Class A (I)	1,311	5,100
Lakeland Bancorp, Inc.	3,795	38,633
Lakeland Financial Corp.	1,562	40,362
Macatawa Bank Corp. (I)(L)	8,394	24,259
MainSource Financial Group, Inc.	4,125	52,264
MB Financial, Inc.	8,647	170,778
MBT Financial Corp. (I)	3,023	7,165
Mercantile Bank Corp.	1,266	20,889
Merchants Bancshares, Inc.	462	12,368
Metro Bancorp, Inc. (I)	709	9,373
MetroCorp Bancshares, Inc. (I)	722	7,935
MidSouth Bancorp, Inc.	729	11,919
National Penn Bancshares, Inc. (L)	20,821	194,052
NBT Bancorp, Inc. (L)	1,200	24,324
NewBridge Bancorp. (I)	1,494	6,917
North Valley Bancorp (I)	244	3,462
Northrim BanCorp, Inc.	311	7,044
Old National Bancorp (L)	11,100	131,757
Old Second Bancorp, Inc. (I)	2,721	3,320
OmniAmerican Bancorp, Inc. (I)	1,342	31,040
Oriental Financial Group, Inc.	6,515	86,975
Pacific Continental Corp.	424	4,126
Pacific Mercantile Bancorp (I)	2,510	15,788
Pacific Premier Bancorp Inc (I)	676	6,922
PacWest Bancorp (L)	983	24,359
Peapack Gladstone Financial Corp.	586	8,251
Peoples Bancorp, Inc.	2,153	43,986
Pinnacle Financial Partners, Inc. (I)(L)	6,152	115,904
Popular, Inc. (I)	8,132	169,064
Preferred Bank (I)	220	3,124
Renasant Corp.	4,209	80,560
Republic Bancorp, Inc., Class A (L)	940	19,862
S&T Bancorp, Inc.	2,124	38,381
Sandy Spring Bancorp, Inc.	3,480	67,582
SCBT Financial Corp. (L)	1,053	42,310
Seacoast Banking Corp. of Florida (I)(L)	1,900	3,059
Sierra Bancorp	1,489	17,019
Simmons First National Corp., Class A	1,196	30,331
Somerset Hills Bancorp	315	2,794
Southern Community Financial Corp. (I)	3,274	720
Southside Bancshares, Inc. (L)	1,313	27,652
Southwest Bancorp, Inc. (I)	4,604	51,565
StellarOne Corp.	4,142	58,568
Sterling Bancorp	2,183	19,887
Sun Bancorp, Inc. (I)(L)	4,742	16,787
Susquehanna Bancshares, Inc. (L)	104,354	1,093,630
Synovus Financial Corp. (L)	31,100	76,195
Taylor Capital Group, Inc. (I)(L)	1,999	36,082
Texas Capital Bancshares, Inc. (I)(L)	16,056	719,630

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial Banks (continued)
The Bancorp, Inc. (I)	4,862	$53,336
Tompkins Financial Corp. (L)	334	13,240
TowneBank (L)	2,772	42,938
Trico Bancshares	800	13,400
Trustmark Corp.	2,386	53,590
UMB Financial Corp. (L)	480	21,043
Umpqua Holdings Corp. (L)	15,568	183,547
Union First Market Bankshares Corp.	3,984	62,828
United Bankshares, Inc.	100	2,432
Univest Corp. of Pennsylvania (L)	1,571	26,864
Virginia Commerce Bancorp, Inc. (I)	5,893	52,742
Washington Banking Company (L)	2,041	27,798
Washington Trust Bancorp, Inc. (L)	2,598	68,353
Webster Financial Corp.	31,749	652,442
WesBanco, Inc.	4,870	108,211
West Bancorp, Inc.	486	5,239
West Coast Bancorp (L)	1,945	43,082
Western Alliance Bancorp (I)	11,898	125,286
Wilshire Bancorp, Inc. (I)	3,502	20,557
Wintrust Financial Corp. (L)	25,649	941,318
Yadkin Valley Financial Corp. (I)	3,532	10,384
Zions Bancorporation (L)	42,210	903,294
		12,584,226
Consumer Finance - 0.2%
Asset Acceptance Capital Corp. (I)	4,739	21,326
Asta Funding, Inc.	2,925	27,817
Cash America International, Inc. (L)	3,600	142,812
Encore Capital Group, Inc. (I)(L)	510	15,616
Nelnet, Inc., Class A	4,156	123,807
Nicholas Financial, Inc.	75	930
Portfolio Recovery Associates, Inc. (I)	318	33,981
The First Marblehead Corp. (I)(L)	8,341	6,480
		372,769
Diversified Financial Services - 0.6%
Marlin Business Services Corp.	1,698	34,062
MicroFinancial, Inc.	1,154	8,401
NewStar Financial, Inc. (I)(L)	11,166	156,436
PHH Corp. (I)(L)	8,966	203,977
PICO Holdings, Inc. (I)	1,320	26,756
Resource America, Inc., Class A	3,450	23,012
The NASDAQ OMX Group, Inc.	18,187	454,857
		907,501
Insurance - 7.7%
Allied World Assurance Company Holdings AG	4,400	346,720
Alterra Capital Holdings, Ltd.	10,867	306,341
American Equity Investment Life
Holding Company (L)	9,878	120,610
American Financial Group, Inc.	32,094	1,268,355
American National Insurance Company	2,350	160,482
American Safety Insurance Holdings, Ltd. (I)	2,154	40,754
AMERISAFE, Inc. (I)	2,300	62,675
Argo Group International Holdings, Ltd.	4,643	155,958
Arthur J. Gallagher & Company	22,124	766,597
Aspen Insurance Holdings, Ltd.	11,100	356,088
Assurant, Inc.	10,606	368,028
Assured Guaranty, Ltd.	19,657	279,719
Axis Capital Holdings, Ltd.	11,512	398,776
Baldwin & Lyons, Inc., Class B	47	1,121
CNO Financial Group, Inc. (L)	40,256	375,588
Donegal Group, Inc., Class A	3,550	49,842
Eastern Insurance Holdings, Inc.	2,342	40,001

The accompanying notes are an integral part of the financial statements.	156
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
EMC Insurance Group, Inc.	1,920	$45,850
Employers Holdings, Inc.	1,400	28,812
Endurance Specialty Holdings, Ltd.	6,600	261,954
Enstar Group, Ltd. (I)(L)	1,114	124,746
FBL Financial Group, Inc., Class A (L)	4,766	163,045
Federated National Holding Company	1,090	5,908
First Acceptance Corp. (I)	7,986	9,983
First American Financial Corp.	11,608	279,637
Genworth Financial, Inc., Class A (I)	200	1,502
Global Indemnity PLC (I)	2,945	65,173
Greenlight Capital Re, Ltd., Class A (I)	1,300	30,004
Hallmark Financial Services, Inc. (I)	4,008	37,635
Hilltop Holdings, Inc. (I)	10,034	135,860
Homeowners Choice, Inc. (L)	1,229	25,551
Horace Mann Educators Corp.	6,694	133,612
Independence Holding Company	3,958	37,680
Investors Title Company	100	6,000
Kemper Corp.	9,673	285,354
Maiden Holdings, Ltd.	5,125	47,099
Markel Corp. (I)(L)	1,552	672,668
MBIA, Inc. (I)(L)	15,149	118,920
Meadowbrook Insurance Group, Inc.	8,411	48,616
Montpelier Re Holdings, Ltd.	10,711	244,853
National Financial Partners Corp. (I)(L)	7,720	132,321
National Interstate Corp.	944	27,206
National Western Life Insurance
Company, Class A	26	4,101
Old Republic International Corp.	16,351	174,138
OneBeacon Insurance Group, Ltd., Class A (L)	2,200	30,580
PartnerRe, Ltd.	5,314	427,724
Platinum Underwriters Holdings, Ltd. (L)	5,800	266,800
Primerica, Inc.	140	4,201
Protective Life Corp.	5,969	170,594
Reinsurance Group of America, Inc.	9,576	512,508
RLI Corp. (L)	248	16,036
Safety Insurance Group, Inc.	1,810	83,568
SeaBright Holdings, Inc.	3,501	38,756
Selective Insurance Group, Inc. (L)	5,508	106,139
StanCorp Financial Group, Inc.	5,033	184,560
State Auto Financial Corp. (L)	4,187	62,554
Stewart Information Services Corp. (L)	3,766	97,916
Symetra Financial Corp.	2,198	28,530
The Hanover Insurance Group, Inc.	5,700	220,818
The Navigators Group, Inc. (I)	2,206	112,660
The Phoenix Companies, Inc. (I)	1,081	26,733
Tower Group, Inc.	5,416	96,242
United Fire Group, Inc. (L)	2,908	63,511
Universal Insurance Holdings, Inc.	3,586	15,707
Validus Holdings, Ltd.	11,645	402,684
W.R. Berkley Corp.	19,717	744,120
		11,958,824
Real Estate Investment Trusts - 2.4%
DCT Industrial Trust, Inc. (L)	132,900	862,521
Douglas Emmett, Inc.	31,600	736,280
Education Realty Trust, Inc.	39,581	421,142
LaSalle Hotel Properties	30,091	764,010
Lexington Realty Trust	17,630	184,234
Mid-America Apartment Communities, Inc.	5,900	382,025
Ryman Hospitality Properties (L)	7,922	304,680
		3,654,892
Real Estate Management & Development - 0.7%
Alexander & Baldwin, Inc. (I)	6,896	202,536

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real Estate Management & Development (continued)
AV Homes, Inc. (I)	2,398	$34,100
Consolidated-Tomoka Land Company	500	15,505
Forestar Group, Inc. (I)(L)	1,413	24,487
Jones Lang LaSalle, Inc.	9,345	784,419
Thomas Properties Group, Inc.	4,109	22,230
ZipRealty, Inc. (I)	900	2,520
		1,085,797
Thrifts & Mortgage Finance - 1.3%
Astoria Financial Corp.	11,661	109,147
Atlantic Coast Financial Corp. (I)	105	215
Bank Mutual Corp.	4,606	19,806
BankFinancial Corp.	4,835	35,876
BBX Capital Corp., Class A (I)	879	5,889
Beneficial Mutual Bancorp, Inc. (I)	1,544	14,668
Berkshire Hills Bancorp, Inc.	3,823	91,217
BofI Holding, Inc. (I)	2,469	68,811
Brookline Bancorp, Inc.	4,958	42,143
Cape Bancorp, Inc.	551	4,788
Dime Community Bancshares, Inc.	3,131	43,490
Doral Financial Corp. (I)	5,700	4,127
ESB Financial Corp.	453	6,283
ESSA Bancorp, Inc.	2,461	26,800
Federal Agricultural Mortgage Corp., Class C	1,713	55,673
First Defiance Financial Corp.	1,620	31,088
First Financial Holdings, Inc.	3,484	45,571
First Financial Northwest, Inc. (I)	2,425	18,309
Flushing Financial Corp.	4,247	65,149
Fox Chase Bancorp, Inc.	362	6,027
Franklin Financial Corp.	93	1,542
Hampden Bancorp, Inc.	1,142	17,141
HF Financial Corp.	155	2,037
Hingham Institution for Savings	82	5,133
Home Bancorp, Inc. (I)	527	9,618
Home Federal Bancorp, Inc.	2,355	29,273
Hopfed Bancorp, Inc.	416	3,665
Hudson City Bancorp, Inc.	10,866	88,341
Louisiana Bancorp, Inc. (I)	100	1,588
Meridian Interstate Bancorp, Inc. (I)	2,279	38,242
MGIC Investment Corp. (I)	23,698	63,037
Northeast Community Bancorp, Inc.	1,932	10,182
Northfield Bancorp, Inc. (L)	2,152	32,818
OceanFirst Financial Corp.	1,700	23,375
Oritani Financial Corp. (L)	249	3,815
People’s United Financial, Inc.	25,292	305,780
Provident Financial Holdings, Inc.	1,778	31,115
Provident Financial Services, Inc.	5,151	76,853
Provident New York Bancorp	1,015	9,450
Pulaski Financial Corp.	245	2,193
Radian Group, Inc. (L)	18,184	111,104
Riverview Bancorp, Inc. (I)	882	1,491
Rockville Financial, Inc.	1,399	18,047
Roma Financial Corp.	100	1,512
Simplicity Bancorp, Inc.	1,732	25,893
Teche Holding Company	71	2,682
Territorial Bancorp, Inc.	405	9,254
TierOne Corp. (I)	2,328	1
Tree.com, Inc.	2,270	40,928
TrustCo Bank Corp.	3,637	19,203
United Financial Bancorp, Inc.	2,005	31,519
ViewPoint Financial Group	2,600	54,444
Walker & Dunlop, Inc. (I)	160	2,666
Washington Federal, Inc.	9,681	163,318
Waterstone Financial, Inc. (I)	2,000	15,600

The accompanying notes are an integral part of the financial statements.	157
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Westfield Financial, Inc.	4,152	$30,019
WSFS Financial Corp.	53	2,239
		1,980,195
		35,528,671
Health Care - 8.7%
Biotechnology - 0.5%
Astex Pharmaceuticals (I)	6,662	19,386
Celldex Therapeutics, Inc. (I)(L)	5,264	35,321
Cubist Pharmaceuticals, Inc. (I)(L)	15,900	668,754
Emergent Biosolutions, Inc. (I)	435	6,977
Enzon Pharmaceuticals, Inc. (L)	583	2,583
Infinity Pharmaceuticals, Inc. (I)	306	10,710
Maxygen, Inc.	5,405	13,296
MediciNova, Inc. (I)	1,406	2,348
Momenta Pharmaceuticals, Inc. (I)	116	1,366
Myrexis, Inc. (I)	3,408	9,645
Repligen Corp. (I)(L)	1,386	8,718
Synageva BioPharma Corp. (I)(L)	769	35,597
		814,701
Health Care Equipment & Supplies - 2.9%
Alere, Inc. (I)	12,975	240,038
Alphatec Holdings, Inc. (I)	8,403	13,865
Analogic Corp. (L)	600	44,580
AngioDynamics, Inc. (I)	4,195	46,103
Anika Therapeutics, Inc. (I)	3,350	33,299
CONMED Corp.	3,500	97,825
CryoLife, Inc.	1,800	11,214
Cutera, Inc. (I)	2,853	25,677
Cynosure, Inc., Class A (I)	2,139	51,571
Digirad Corp. (I)	3,100	6,355
Exactech, Inc. (I)	1,003	17,001
Greatbatch, Inc. (I)	3,939	91,542
Haemonetics Corp. (I)(L)	20,165	823,539
Invacare Corp. (L)	4,327	70,530
Kewaunee Scientific Corp.	83	1,008
LeMaitre Vascular, Inc.	1,115	6,400
Medical Action Industries, Inc. (I)	1,293	3,478
Misonix, Inc. (I)	500	4,030
Natus Medical, Inc. (I)	2,910	32,534
NuVasive, Inc. (I)(L)	2,367	36,594
Orthofix International NV (I)(L)	8,923	350,942
Palomar Medical Technologies, Inc. (I)	1,177	10,840
Rochester Medical Corp. (I)	866	8,729
RTI Biologics, Inc. (I)	12,463	53,217
Solta Medical, Inc. (I)	4,556	12,165
SurModics, Inc. (I)	1,476	33,003
Symmetry Medical, Inc. (I)(L)	6,511	68,496
Teleflex, Inc.	13,007	927,529
The Cooper Companies, Inc.	4,928	455,741
TranS1, Inc. (I)	2,816	6,984
Wright Medical Group, Inc. (I)(L)	43,653	916,276
Young Innovations, Inc.	679	26,759
		4,527,864
Health Care Providers & Services - 3.3%
Almost Family, Inc. (L)	685	13,878
Amedisys, Inc. (I)(L)	1,941	21,875
AMN Healthcare Services, Inc. (I)	4,149	47,921
Amsurg Corp. (I)	31,927	958,129
Assisted Living Concepts, Inc., Class A (L)	3,648	35,568
BioScrip, Inc. (I)	5,283	56,898
Capital Senior Living Corp. (I)	5,538	103,505

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
CardioNet, Inc. (I)	381	$869
Community Health Systems, Inc.	11,400	350,436
Coventry Health Care, Inc.	16,100	721,763
Cross Country Healthcare, Inc. (I)	2,192	10,522
Dynacq Healthcare, Inc. (I)	600	3
ExamWorks Group, Inc. (I)	360	5,036
Five Star Quality Care, Inc. (I)(L)	8,754	43,858
Gentiva Health Services, Inc. (I)(L)	4,697	47,205
Hanger, Inc. (I)(L)	1,700	46,512
Healthways, Inc. (I)	5,277	56,464
IPC The Hospitalist Company, Inc. (I)(L)	14,850	589,694
Kindred Healthcare, Inc. (I)(L)	3,757	40,651
LHC Group, Inc. (I)(L)	1,308	27,860
LifePoint Hospitals, Inc. (I)	6,064	228,916
Magellan Health Services, Inc. (I)	1,300	63,700
MedCath Corp. (L)	3,806	5,214
Molina Healthcare, Inc. (I)	5,413	146,476
National Healthcare Corp. (L)	855	40,202
Omnicare, Inc. (L)	10,905	393,671
Owens & Minor, Inc.	234	6,671
PDI, Inc. (I)	619	4,704
PharMerica Corp. (I)	3,833	54,582
Select Medical Holdings Corp.	2,945	27,771
SunLink Health Systems, Inc. (I)	100	119
The Ensign Group, Inc.	358	9,734
The Providence Service Corp. (I)	1,220	20,728
Triple-S Management Corp., Class B (I)(L)	3,459	63,888
Universal American Corp.	11,614	99,764
Universal Health Services, Inc., Class B	16,969	820,451
		5,165,238
Health Care Technology - 0.1%
Arrhythmia Research Technology, Inc.	200	460
MedAssets, Inc. (I)	5,638	94,549
Omnicell, Inc. (I)	3,587	53,339
		148,348
Life Sciences Tools & Services - 1.0%
Affymetrix, Inc. (I)	11,100	35,187
Albany Molecular Research, Inc. (I)	1,700	8,976
Bio-Rad Laboratories, Inc., Class A (I)	6,193	650,575
BioClinica, Inc. (I)	3,000	17,160
Cambrex Corp. (I)	6,472	73,651
Charles River
Laboratories International, Inc. (I)	17,003	637,102
Enzo Biochem, Inc. (I)	4,047	10,927
Harvard Bioscience, Inc. (I)	6,562	28,742
		1,462,320
Pharmaceuticals - 0.9%
Auxilium Pharmaceuticals, Inc. (I)	27,357	506,925
Cumberland Pharmaceuticals, Inc. (I)	956	4,015
Endo Health Solutions, Inc. (I)	19,308	507,221
FRD Acquisition Company (I)	5,160	11,249
Hi-Tech Pharmacal Company, Inc. (L)	961	33,616
Lannett Company, Inc. (I)	4,175	20,708
Pozen, Inc. (I)(L)	2,238	11,212
Sciclone Pharmaceuticals, Inc. (I)(L)	2,144	9,241
ViroPharma, Inc. (I)(L)	12,380	281,769
		1,385,956
		13,504,427

The accompanying notes are an integral part of the financial statements.	158
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 17.9%
Aerospace & Defense - 1.4%
AAR Corp.	5,809	$108,512
Aerovironment, Inc. (I)	26,285	571,436
Alliant Techsystems, Inc.	612	37,920
Allied Defense Group, Inc. (I)	1,300	4,095
CPI Aerostructures, Inc. (I)(L)	966	9,670
Curtiss-Wright Corp.	6,151	201,937
DigitalGlobe, Inc. (I)	10	244
Ducommun, Inc. (I)	2,274	36,771
Engility Holdings, Inc. (I)	189	3,640
Esterline Technologies Corp. (I)	4,048	257,493
GeoEye, Inc. (I)	682	20,958
Innovative Solutions & Support, Inc.	2,300	7,912
Kratos Defense &
Security Solutions, Inc. (I)(L)	2,919	14,683
LMI Aerospace, Inc. (I)	2,295	44,385
Moog, Inc., Class A (I)	392	16,084
National Presto Industries, Inc.	45	3,110
Orbital Sciences Corp. (I)	3,499	48,181
SIFCO Industries, Inc.	1,000	15,750
Sparton Corp. (I)	2,053	28,475
Sypris Solutions, Inc.	1,826	7,231
Triumph Group, Inc.	12,057	787,322
		2,225,809
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. (I)	11,029	44,226
Atlas Air Worldwide Holdings, Inc. (I)(L)	3,546	157,123
Pacer International, Inc. (I)	3,311	12,913
UTi Worldwide, Inc.	34,353	460,330
XPO Logistics, Inc. (I)(L)	977	16,980
		691,572
Airlines - 0.2%
Hawaiian Holdings, Inc. (I)(L)	4,411	28,980
JetBlue Airways Corp. (I)(L)	31,980	182,606
Republic Airways Holdings, Inc. (I)(L)	7,820	44,418
SkyWest, Inc.	7,577	94,409
		350,413
Building Products - 1.3%
Ameresco, Inc., Class A (I)	373	3,659
American Woodmark Corp. (I)	1,495	41,591
Apogee Enterprises, Inc.	5,284	126,657
Gibraltar Industries, Inc. (I)	5,765	91,779
Griffon Corp. (L)	10,738	123,057
Insteel Industries, Inc. (L)	2,944	36,741
Owens Corning, Inc. (I)	16,508	610,631
PGT, Inc. (I)	3,718	16,731
Quanex Building Products Corp.	339	6,919
Simpson Manufacturing Company, Inc. (L)	1,100	36,069
Trex Company, Inc. (I)	22,197	826,394
Universal Forest Products, Inc.	2,665	101,377
		2,021,605
Commercial Services & Supplies - 3.1%
ABM Industries, Inc.	29,972	597,941
Acme United Corp.	733	8,085
Acorn Energy, Inc. (L)	1,033	8,068
ARC Document Solutions, Inc. (I)	4,498	11,515
Casella Waste Systems, Inc., Class A (I)	1,923	8,423
CECO Environmental Corp.	797	7,930
Consolidated Graphics, Inc. (I)	1,633	57,024
Courier Corp.	1,704	18,744

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Covanta Holding Corp.	1,125	$20,723
EnergySolutions, Inc. (I)	8,765	27,347
EnerNOC, Inc. (I)	205	2,409
Ennis, Inc.	4,881	75,509
Fuel Tech, Inc. (I)	1,802	7,568
G&K Services, Inc., Class A	2,329	79,535
Interface, Inc. (L)	58,212	936,049
Intersections, Inc.	1,976	18,732
KAR Auction Services, Inc.	447	9,047
Kimball International, Inc., Class B	4,427	51,397
McGrath RentCorp. (L)	2,338	67,849
Metalico, Inc. (I)(L)	7,400	14,504
Mobile Mini, Inc. (I)(L)	6,846	142,602
Multi-Color Corp. (L)	1,568	37,616
NL Industries, Inc.	368	4,214
Quad/Graphics, Inc. (L)	266	5,424
Schawk, Inc.	3,541	46,600
Standard Register Company	900	567
Sykes Enterprises, Inc. (I)(L)	3,354	51,048
Team, Inc. (I)(L)	24,198	920,492
Tetra Tech, Inc. (I)	1,400	37,030
The Geo Group, Inc.	11,328	319,450
UniFirst Corp.	2,303	168,856
United Stationers, Inc. (L)	1,448	44,874
Versar, Inc. (I)	2,242	8,654
Viad Corp.	3,488	94,734
Virco Manufacturing Corp. (I)	1,200	3,108
Waste Connections, Inc. (L)	25,006	844,953
		4,758,621
Construction & Engineering - 0.9%
AECOM Technology Corp. (I)	6,538	155,604
Aegion Corp. (I)(L)	1,870	41,495
Comfort Systems USA, Inc.	4,063	49,406
Dycom Industries, Inc. (I)	7,907	156,559
Furmanite Corp. (I)	2,345	12,593
Granite Construction, Inc.	4,576	153,845
Great Lakes Dredge & Dock Corp.	10,990	98,141
Integrated Electrical Services, Inc. (I)	620	2,889
Layne Christensen Company (I)(L)	3,312	80,382
MasTec, Inc. (I)(L)	689	17,177
Michael Baker Corp.	499	12,440
MYR Group, Inc. (I)	1,887	41,986
Northwest Pipe Company (I)	1,600	38,176
Orion Marine Group, Inc. (I)	53	387
Pike Electric Corp.	4,803	45,869
Sterling Construction Company, Inc. (I)	2,470	24,552
The Shaw Group, Inc. (I)	101	4,708
Tutor Perini Corp. (I)	8,135	111,450
URS Corp.	7,746	304,108
		1,351,767
Electrical Equipment - 1.5%
Allied Motion Technologies, Inc.	400	2,608
American Superconductor Corp. (I)	542	1,420
AZZ, Inc.	800	30,744
Belden, Inc.	20,471	920,990
Brady Corp., Class A	6,100	203,740
Encore Wire Corp.	3,894	118,027
EnerSys, Inc. (I)(L)	18,250	686,748
Generac Holdings, Inc.	191	6,553
General Cable Corp. (I)	4,769	145,025
Global Power Equipment Group, Inc.	423	7,254
GrafTech International, Ltd. (I)(L)	1,571	14,752

The accompanying notes are an integral part of the financial statements.	159
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
LSI Industries, Inc.	4,131	$28,958
Ocean Power Technologies, Inc. (I)	2,429	5,247
Orion Energy Systems, Inc. (I)	3,553	5,898
Powell Industries, Inc. (I)	1,071	44,479
PowerSecure International, Inc. (I)	3,120	24,367
Preformed Line Products Company	176	10,458
SL Industries, Inc.	1,600	28,800
Ultralife Corp. (I)	1,984	6,428
		2,292,496
Industrial Conglomerates - 0.1%
Seaboard Corp.	58	146,733
Standex International Corp.	859	44,058
		190,791
Machinery - 5.0%
Alamo Group, Inc.	2,127	69,425
Albany International Corp., Class A	4,234	96,027
Altra Holdings, Inc.	4,468	98,519
American Railcar Industries, Inc.	4,020	127,555
Ampco-Pittsburgh Corp. (L)	1,644	32,847
Astec Industries, Inc. (L)	1,000	33,330
Barnes Group, Inc.	2,420	54,353
Briggs & Stratton Corp. (L)	7,292	153,715
Cascade Corp.	1,476	94,907
CIRCOR International, Inc.	909	35,987
Columbus McKinnon Corp. (I)	3,511	58,002
Douglas Dynamics, Inc.	2,706	38,939
Dynamic Materials Corp.	662	9,202
Energy Recovery, Inc. (I)(L)	2,317	7,878
EnPro Industries, Inc. (I)(L)	2,641	108,017
ESCO Technologies, Inc.	2,576	96,368
Federal Signal Corp. (I)	11,813	89,897
Flow International Corp. (I)	6,450	22,575
FreightCar America, Inc.	1,748	39,190
Gardner Denver, Inc.	8,411	576,154
Gencor Industries, Inc. (I)	1,400	10,556
Greenbrier Companies, Inc. (I)(L)	4,803	77,665
Hardinge, Inc.	3,000	29,820
Harsco Corp.	1,756	41,266
Hurco Companies, Inc. (I)	1,492	34,316
Hyster-Yale Materials Handling, Inc.	2,200	107,360
IDEX Corp. (L)	15,996	744,294
Kaydon Corp. (L)	3,300	78,969
Key Technology, Inc. (I)	641	6,692
LB Foster Company, Class A	931	40,443
Lydall, Inc. (I)	2,409	34,545
Met-Pro Corp.	2,097	20,320
MFRI, Inc. (I)	1,100	6,237
Miller Industries, Inc. (L)	2,106	32,117
Mueller Industries, Inc.	615	30,768
Mueller Water Products, Inc., Class A	19,856	111,392
NN, Inc. (I)	1,204	11,029
Oshkosh Corp. (I)	4,710	139,652
Terex Corp. (I)	6,553	184,205
The Eastern Company	428	6,771
Titan International, Inc. (L)	34,313	745,278
Trimas Corp. (I)(L)	34,607	967,612
Trinity Industries, Inc.	10,987	393,554
Valmont Industries, Inc.	7,284	994,630
Watts Water Technologies, Inc., Class A	22,661	974,196
		7,666,574

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Marine - 0.1%
Baltic Trading, Ltd.	180	$536
Eagle Bulk Shipping, Inc. (I)	3,351	5,027
Excel Maritime Carriers, Ltd. (I)	15,211	6,617
Genco Shipping & Trading, Ltd. (I)(L)	5,700	19,893
International Shipholding Corp.	848	13,975
Matson, Inc. (L)	6,896	170,469
		216,517
Professional Services - 0.7%
Barrett Business Services, Inc.	1,499	57,097
CBIZ, Inc. (I)(L)	9,052	53,497
CDI Corp.	3,270	56,015
CRA International, Inc. (I)(L)	2,371	46,875
Franklin Covey Company (I)	3,500	45,150
FTI Consulting, Inc. (I)	997	32,901
GP Strategies Corp. (I)	3,946	81,485
Heidrick & Struggles International, Inc.	1,508	23,012
Hill International, Inc. (I)	3,347	12,250
Hudson Global, Inc. (I)	4,800	21,504
ICF International, Inc. (I)(L)	1,848	43,317
Kelly Services, Inc., Class A (L)	5,507	86,680
Kforce, Inc.	163	2,336
Korn/Ferry International (I)	2,282	36,193
Manpower, Inc.	2,729	115,819
National Technical Systems, Inc. (I)	1,146	8,824
Navigant Consulting Company (I)	6,495	72,484
On Assignment, Inc. (I)	9,160	185,765
RCM Technologies, Inc.	300	1,515
Resources Connection, Inc.	2,283	27,259
The Dolan Company (I)	5,314	20,671
Volt Information Sciences, Inc. (I)	2,445	15,281
VSE Corp.	194	4,755
		1,050,685
Road & Rail - 1.7%
Amerco, Inc.	1,708	216,591
Arkansas Best Corp.	3,461	33,053
Avis Budget Group, Inc. (I)(L)	17,100	338,922
Celadon Group, Inc.	1,209	21,847
Covenant Transport, Inc. (I)	1,373	7,593
Frozen Food Express Industries, Class A (I)	800	712
Knight Transportation, Inc.	152	2,224
Landstar System, Inc.	11,380	596,995
Marten Transport, Ltd.	3,706	68,153
Old Dominion Freight Line, Inc. (I)	24,676	845,893
P.A.M. Transportation Services, Inc.	2,046	20,931
Patriot Transportation Holding, Inc. (I)	67	1,905
Roadrunner Transportation Systems, Inc. (I)	1,086	19,700
Ryder Systems, Inc.	6,900	344,517
Saia, Inc. (I)	2,642	61,083
Universal Truckload Services, Inc.	566	10,330
USA Truck, Inc. (I)	2,076	7,121
Werner Enterprises, Inc. (L)	800	17,336
		2,614,906
Trading Companies & Distributors - 1.5%
Aceto Corp.	5,823	58,463
Aircastle, Ltd.	13,051	163,660
Beacon Roofing Supply, Inc. (I)(L)	28,677	954,371
CAI International, Inc. (I)	2,900	63,655
GATX Corp. (L)	7,598	328,993
H&E Equipment Services, Inc.	9,156	137,981
Lawson Products, Inc.	1,291	12,781
Rush Enterprises, Inc., Class A (I)(L)	1,300	26,871

The accompanying notes are an integral part of the financial statements.	160
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Rush Enterprises, Inc., Class B (I)	12,598	$218,071
SeaCube Container Leasing, Ltd. (L)	527	9,934
TAL International Group, Inc. (L)	5,250	190,995
Titan Machinery, Inc. (I)	2,816	69,555
Willis Lease Finance Corp. (I)	406	5,810
		2,241,140
		27,672,896
Information Technology - 13.4%
Communications Equipment - 1.8%
Anaren, Inc. (I)	1,881	36,585
Arris Group, Inc. (I)	70,381	1,051,492
Aviat Networks, Inc. (I)	10,732	35,308
Aware, Inc.	4,448	24,375
Bel Fuse, Inc., Class B	1,641	32,082
Black Box Corp. (L)	2,530	61,580
Brocade Communications Systems, Inc. (I)	6,070	32,353
Calix, Inc. (I)(L)	1,910	14,688
Communications Systems, Inc.	1,800	18,720
Comtech Telecommunications Corp. (L)	3,221	81,749
Digi International, Inc. (I)	4,813	45,579
EchoStar Corp., Class A (I)	4,285	146,633
Emcore Corp. (I)	813	3,496
Emulex Corp. (I)	3,023	22,068
Extreme Networks, Inc. (I)	8,105	29,502
Globecomm Systems, Inc. (I)(L)	5,296	59,845
Harmonic, Inc. (I)	6,801	34,481
JDS Uniphase Corp. (I)	56,178	760,650
KVH Industries, Inc. (I)	2,778	38,836
Oclaro, Inc. (I)	5,040	7,913
Oplink Communications, Inc. (I)	3,231	50,339
Optical Cable Corp.	931	3,501
Performance Technologies, Inc. (I)	2,000	1,630
Relm Wireless Corp. (I)	2,100	3,528
ShoreTel, Inc. (I)	1,370	5,809
Sonus Networks, Inc. (I)	5,300	9,010
Sycamore Networks, Inc.	5,162	11,563
Symmetricom, Inc. (I)	5,034	29,046
Tellabs, Inc.	24,724	56,371
Telular Corp.	900	8,523
Tessco Technologies, Inc. (L)	1,750	38,745
UTStarcom Holdings Corp. (I)	4,974	5,173
Westell Technologies, Inc., Class A (I)	8,500	15,725
		2,776,898
Computers & Peripherals - 0.2%
Avid Technology, Inc. (I)	8,133	61,648
Concurrent Computer Corp.	1,651	9,394
Cray, Inc. (I)	2,251	35,903
Datalink Corp. (I)	392	3,352
Dot Hill Systems Corp. (I)	1,830	1,716
Electronics for Imaging, Inc. (I)	5,466	103,799
Hutchinson Technology, Inc. (I)(L)	5,052	10,104
Imation Corp. (I)(L)	6,647	31,041
Intermec, Inc. (I)	945	9,318
Intevac, Inc. (I)	3,801	17,371
Novatel Wireless, Inc. (I)	6,508	8,721
Rimage Corp.	958	6,399
STEC, Inc. (I)	901	4,442
Xyratex, Ltd.	2,438	20,504
		323,712
Electronic Equipment, Instruments & Components - 3.1%
ADDvantage Technologies Group, Inc. (I)	428	847

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Agilysys, Inc. (I)	862	$7,215
Arrow Electronics, Inc. (I)	16,966	646,065
Avnet, Inc. (I)	13,242	405,338
AVX Corp.	10,386	111,961
Benchmark Electronics, Inc. (I)	8,843	146,971
Checkpoint Systems, Inc. (I)	5,678	60,982
Chyron International Corp. (I)	200	140
Coherent, Inc. (L)	1,083	54,821
CTS Corp.	2,914	30,976
Electro Rent Corp.	3,773	58,029
Electro Scientific Industries, Inc.	49,587	493,391
Fabrinet (I)	433	5,690
GSI Group, Inc. (I)	1,912	16,558
ID Systems, Inc. (I)	2,235	13,008
Identive Group, Inc. (I)	4,331	6,497
Ingram Micro, Inc., Class A (I)	5,036	85,209
Insight Enterprises, Inc. (I)	6,949	120,704
IntriCon Corp. (I)	100	403
Itron, Inc. (I)(L)	907	40,407
KEMET Corp. (I)	2,976	14,969
Key Tronic Corp. (I)(L)	1,900	19,456
Measurement Specialties, Inc. (I)	1,855	63,738
Mercury Computer Systems, Inc. (I)	966	8,887
Methode Electronics, Inc.	5,814	58,314
Multi-Fineline Electronix, Inc. (I)	1,634	33,023
NAPCO Security Technologies, Inc. (I)	1,164	4,237
Newport Corp. (I)(L)	5,207	70,034
PAR Technology Corp. (I)	3,132	15,347
Park Electrochemical Corp.	1,464	37,669
PC Connection, Inc.	4,352	50,048
PC Mall, Inc. (I)	3,055	18,972
Perceptron, Inc.	1,608	9,487
Planar Systems, Inc. (I)	5,100	7,293
Plexus Corp. (I)	1,321	34,082
Power-One, Inc. (I)(L)	3,297	13,551
Radisys Corp. (I)	5,279	15,731
Richardson Electronics, Ltd.	2,384	26,987
Rofin-Sinar Technologies, Inc. (I)(L)	202	4,379
Rogers Corp. (I)	2,200	109,252
Sanmina Corp. (I)	79,306	877,917
ScanSource, Inc. (I)	1,242	39,458
SMTC Corp. (I)	490	1,181
SYNNEX Corp. (I)(L)	5,668	194,866
Tech Data Corp. (I)	6,414	292,029
TTM Technologies, Inc. (I)	11,598	106,702
Viasystems Group, Inc. (I)	720	8,784
Vicon Industries, Inc. (I)	126	363
Vishay Intertechnology, Inc. (I)(L)	21,716	230,841
Vishay Precision Group, Inc. (I)	1,653	21,853
Zygo Corp. (I)	2,368	37,178
		4,731,840
Internet Software & Services - 1.2%
AOL, Inc. (I)	6,729	199,246
Blucora, Inc. (I)	6,814	107,048
Dealertrack Holdings, Inc. (I)	1,082	31,075
Digital River, Inc. (I)	2,704	38,911
EarthLink, Inc.	16,621	107,372
IAC/InterActiveCorp	93	4,399
Internap Network Services Corp. (I)	11,043	76,638
IntraLinks Holdings, Inc. (I)	223	1,376
Keynote Systems, Inc.	1,300	18,317
KIT Digital, Inc. (I)	7,126	3,420

The accompanying notes are an integral part of the financial statements.	161
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
Limelight Networks, Inc. (I)(L)	1,615	$3,585
Looksmart, Ltd. (I)	700	623
Marchex, Inc., Class B	2,445	10,049
Market Leader, Inc. (I)	700	4,585
Monster Worldwide, Inc. (I)	1,474	8,284
Perficient, Inc. (I)	2,608	30,722
QuinStreet, Inc. (I)	3,213	21,591
RealNetworks, Inc. (I)	5,862	44,317
Reis, Inc. (I)	300	3,909
Soundbite Communications, Inc.	3,800	10,868
TechTarget, Inc. (I)	2,617	14,524
TheStreet.com, Inc.	8,757	14,624
United Online, Inc.	13,619	76,130
ValueClick, Inc. (I)	47,254	917,200
XO Group, Inc. (I)	3,926	36,512
		1,785,325
IT Services - 1.7%
Acxiom Corp. (I)	3,452	60,272
CACI International, Inc., Class A (I)(L)	4,110	226,173
CIBER, Inc. (I)	13,394	44,736
Computer Sciences Corp.	241	9,652
Convergys Corp.	17,071	280,135
CoreLogic, Inc. (I)	11,608	312,487
CSG Systems International, Inc. (I)	1,319	23,979
Dynamics Research Corp. (I)	1,898	11,103
Jack Henry & Associates, Inc.	19,958	783,551
Mantech International Corp., Class A (L)	3,617	93,825
MAXIMUS, Inc.	11,582	732,214
ModusLink Global Solutions, Inc. (I)	7,816	22,666
NCI, Inc., Class A (I)	156	732
Official Payments Holdings Inc (I)	809	4,563
Online Resources Corp. (I)	6,260	14,210
StarTek, Inc. (I)	3,143	12,666
The Hackett Group, Inc.	7,525	32,207
Virtusa Corp. (I)	1,925	31,628
		2,696,799
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries, Inc. (I)	3,450	47,645
Aetrium (I)	650	299
Alpha & Omega Semiconductor, Ltd. (I)	965	8,106
Amkor Technology, Inc. (I)(L)	9,473	40,260
ANADIGICS, Inc. (I)	11,169	28,146
ATMI, Inc. (I)	4,545	94,900
Axcelis Technologies, Inc. (I)	5,100	7,089
AXT, Inc. (I)	4,229	11,883
Brooks Automation, Inc. (L)	6,536	52,615
BTU International, Inc. (I)	1,318	2,623
Cascade Microtech, Inc. (I)	1,892	10,595
Cohu, Inc.	4,192	45,441
Cree, Inc. (I)	444	15,087
Cymer, Inc. (I)	13,669	1,236,088
Diodes, Inc. (I)(L)	733	12,718
DSP Group, Inc. (I)	4,494	25,885
Entropic Communications, Inc. (I)	1,268	6,708
Exar Corp. (I)	8,586	76,415
Fairchild Semiconductor International, Inc. (I)	11,564	166,522
First Solar, Inc. (I)(L)	975	30,108
FormFactor, Inc. (I)	7,875	35,910
Gigoptix, Inc. (I)	931	1,788
GSI Technology, Inc. (I)	5,524	34,635
Ikanos Communications, Inc. (I)	4,125	6,683
Integrated Device Technology, Inc. (I)	7,623	55,648

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Integrated Silicon Solution, Inc. (I)	4,500	$40,500
International Rectifier Corp. (I)(L)	7,029	124,624
Intersil Corp., Class A	10,660	88,371
IXYS Corp.	2,555	23,353
Kopin Corp. (I)	5,238	17,443
Kulicke & Soffa Industries, Inc. (I)	696	8,345
Lattice Semiconductor Corp. (I)	116,418	464,508
LTX-Credence Corp. (I)	3,300	21,648
Mattson Technology, Inc. (I)	7,741	6,502
MEMSIC, Inc. (I)	3,797	12,682
Microsemi Corp. (I)	1,738	36,568
MKS Instruments, Inc.	4,529	116,758
Nanometrics, Inc. (I)	195	2,812
OmniVision Technologies, Inc. (I)(L)	3,038	42,775
Pericom Semiconductor Corp. (I)	4,434	35,605
Photronics, Inc. (I)(L)	13,726	81,807
PLX Technology, Inc. (I)	2,508	9,104
PMC-Sierra, Inc. (I)	7,730	40,273
Rudolph Technologies, Inc. (I)	2,482	33,383
Semtech Corp. (I)	29,546	855,357
Sigma Designs, Inc. (I)	5,587	28,773
Silicon Image, Inc. (I)	423	2,098
Spansion, Inc., Class A (I)	124	1,725
SunPower Corp. (I)	1,520	8,542
Supertex, Inc.	839	14,724
Tessera Technologies, Inc.	5,784	94,973
TriQuint Semiconductor, Inc. (I)	3,205	15,512
Ultra Clean Holdings (I)	1,700	8,347
Veeco Instruments, Inc. (I)	23,461	692,569
		4,983,478
Software - 2.2%
Accelrys, Inc. (I)	4,589	41,530
Actuate Corp. (I)	52,388	293,373
AsiaInfo-Linkage, Inc. (I)	400	4,340
Cadence Design Systems, Inc. (I)(L)	66,149	893,673
EPIQ Systems, Inc.	5,795	74,060
ePlus, Inc.	1,364	56,388
GSE Systems, Inc. (I)	2,016	4,355
MicroStrategy, Inc., Class A (I)	5,550	518,259
Parametric Technology Corp. (I)	27,220	612,722
Pervasive Software, Inc. (I)	1,000	8,910
Progress Software Corp. (I)	1,004	21,074
Rosetta Stone, Inc. (I)(L)	826	10,193
Seachange International, Inc. (I)	5,428	52,489
Smith Micro Software, Inc. (I)	1,324	1,999
SS&C Technologies Holdings, Inc. (I)(L)	33,512	774,797
TeleCommunication
Systems, Inc., Class A (I)(L)	7,641	18,873
THQ, Inc. (I)	163	47
		3,387,082
		20,685,134
Materials - 8.1%
Chemicals - 2.3%
A. Schulman, Inc.	4,138	119,712
American Pacific Corp. (I)	1,621	25,044
American Vanguard Corp.	2,042	63,445
Chase Corp.	1,174	21,836
Chemtura Corp. (I)	1,600	34,016
Core Molding Technologies, Inc. (I)	1,000	6,600
Cytec Industries, Inc.	1,822	125,408
Ferro Corp. (I)(L)	4,772	19,947

The accompanying notes are an integral part of the financial statements.	162
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
FMC Corp.	13,912	$814,130
Georgia Gulf Corp. (L)	2,394	98,824
Innophos Holdings, Inc.	14,883	692,060
Innospec, Inc.	97	3,346
Intrepid Potash, Inc. (L)	800	17,032
KMG Chemicals, Inc.	1,101	19,345
Landec Corp. (I)	3,865	36,679
Minerals Technologies, Inc.	3,368	134,451
Olin Corp.	3,892	84,028
OM Group, Inc. (I)	4,455	98,901
OMNOVA Solutions, Inc. (I)	1,742	12,211
Penford Corp. (I)	2,624	19,365
PolyOne Corp. (L)	51,128	1,044,034
Sensient Technologies Corp.	1,092	38,832
Spartech Corp. (I)	5,607	50,855
Zoltek Companies, Inc. (I)	6,760	52,390
		3,632,491
Construction Materials - 0.7%
Eagle Materials, Inc. (L)	14,358	839,943
Headwaters, Inc. (I)	11,408	97,652
Texas Industries, Inc. (I)(L)	2,257	115,130
		1,052,725
Containers & Packaging - 1.1%
Boise, Inc.	15,525	123,424
Graphic Packaging Holding Company (I)	164,385	1,061,927
Myers Industries, Inc.	6,330	95,900
Rock-Tenn Company, Class A	4,866	340,182
Sealed Air Corp.	569	9,963
		1,631,396
Metals & Mining - 2.5%
A. M. Castle & Company (I)(L)	4,342	64,131
Allied Nevada Gold Corp. (I)(L)	5,329	160,563
Century Aluminum Company (I)(L)	12,885	112,873
Coeur d’Alene Mines Corp. (I)(L)	10,600	260,760
Commercial Metals Company	11,325	168,290
Compass Minerals International, Inc.	7,062	527,602
Detour Gold Corp. (I)	6,350	158,894
Friedman Industries, Inc.	1,511	15,291
Haynes International, Inc. (L)	12,449	645,730
Horsehead Holding Corp. (I)	7,506	76,636
Kaiser Aluminum Corp. (L)	2,852	175,940
Materion Corp. (L)	2,446	63,058
Metals USA Holdings Corp.	1,061	18,557
Noranda Aluminum Holding Corp.	71	434
Olympic Steel, Inc. (L)	2,383	52,760
Reliance Steel & Aluminum Company	10,500	652,050
RTI International Metals, Inc. (I)(L)	4,900	135,044
Schnitzer Steel Industries, Inc., Class A (L)	1,608	48,771
Steel Dynamics, Inc.	12,027	165,131
Stillwater Mining Company (I)(L)	2,879	36,794
SunCoke Energy, Inc. (I)	2,353	36,683
Synalloy Corp.	1,121	14,708
United States Steel Corp. (L)	6,490	154,916
Universal Stainless & Alloy (I)(L)	1,562	57,435
Worthington Industries, Inc.	5,308	137,955
		3,941,006
Paper & Forest Products - 1.5%
Buckeye Technologies, Inc.	7,563	217,134
Clearwater Paper Corp. (I)	600	23,496
Domtar Corp.	4,550	380,016
KapStone Paper and Packaging Corp.	5,210	115,610

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Paper & Forest Products (continued)
Louisiana-Pacific Corp. (I)	21,668	$418,626
MeadWestvaco Corp.	286	9,115
Mercer International, Inc. (I)	10,058	72,015
Neenah Paper, Inc.	383	10,904
P.H. Glatfelter Company (L)	6,110	106,803
Resolute Forest Products (I)	887	11,744
Schweitzer-Mauduit International, Inc.	21,656	845,234
Wausau Paper Corp. (L)	3,913	33,887
		2,244,584
		12,502,202
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.2%
Atlantic Tele-Network, Inc.	300	11,013
Cbeyond, Inc. (I)	573	5,180
Frontier Communications Corp. (L)	11,552	49,443
General Communication, Inc., Class A (I)	6,157	59,046
Hawaiian Telcom Holdco, Inc. (I)	243	4,739
HickoryTech Corp.	2,058	20,024
Iridium Communications, Inc. (I)	9,684	65,270
Neutral Tandem, Inc.	2,582	6,636
ORBCOMM, Inc. (I)	9,140	35,829
Premiere Global Services, Inc. (I)(L)	3,487	34,103
Primus Telecommunications Group, Inc.	472	5,131
Vonage Holdings Corp. (I)	834	1,977
		298,391
Wireless Telecommunication Services - 0.3%
Leap Wireless International, Inc. (I)(L)	8,053	53,552
MetroPCS Communications, Inc. (I)	4,865	48,358
Shenandoah Telecommunications Company	1,053	16,121
Telephone & Data Systems, Inc.	11,308	250,359
United States Cellular Corp. (I)	3,700	130,388
USA Mobility, Inc. (L)	1,540	17,987
		516,765
		815,156
Utilities - 0.9%
Gas Utilities - 0.6%
UGI Corp.	29,019	949,211
Independent Power Producers & Energy Traders - 0.3%
Genie Energy, Ltd., B Shares	503	3,571
NRG Energy, Inc. (L)	13,247	304,524
Ormat Technologies, Inc.	2,857	55,083
		363,178
Water Utilities - 0.0%
Consolidated Water Company, Ltd.	955	7,067
SJW Corp.	1,098	29,206
		36,273
		1,348,662
TOTAL COMMON STOCKS (Cost $120,400,951)	$151,802,323

SECURITIES LENDING COLLATERAL - 23.4%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,603,540	36,062,063
TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,064,430)	$36,062,063

The accompanying notes are an integral part of the financial statements.	163
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	583,100	583,100
TOTAL SHORT-TERM INVESTMENTS (Cost $583,100)		$583,100
Total Investments (Small Cap Opportunities Trust)
(Cost $157,048,481) - 122.1%		$188,447,486
Other assets and liabilities, net - (22.1%)		(34,073,921)
TOTAL NET ASSETS - 100.0%		$154,373,565

Small Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.4%
Consumer Discretionary - 13.9%
Diversified Consumer Services - 1.5%
Matthews International Corp., Class A (L)	292,100	$9,376,408
Hotels, Restaurants & Leisure - 2.0%
CEC Entertainment, Inc. (L)	284,550	9,444,215
Choice Hotels International, Inc. (L)	89,500	3,008,990
		12,453,205
Household Durables - 1.6%
Helen of Troy, Ltd. (I)(L)	296,400	9,896,796
Media - 2.4%
Arbitron, Inc. (L)	317,169	14,805,449
Multiline Retail - 1.2%
Fred’s, Inc., Class A (L)	548,700	7,303,197
Specialty Retail - 5.2%
Advance Auto Parts, Inc.	28,370	2,052,570
Ascena Retail Group, Inc. (I)	497,800	9,204,322
Stage Stores, Inc. (L)	366,949	9,092,996
The Cato Corp., Class A (L)	448,446	12,300,874
		32,650,762
		86,485,817
Consumer Staples - 2.0%
Food & Staples Retailing - 1.3%
Casey’s General Stores, Inc.	149,700	7,949,070
Food Products - 0.7%
Post Holdings, Inc. (I)	131,100	4,490,175
		12,439,245
Energy - 4.1%
Energy Equipment & Services - 2.5%
Bristow Group, Inc. (L)	119,700	6,423,102
SEACOR Holdings, Inc. (L)	107,048	8,970,622
		15,393,724
Oil, Gas & Consumable Fuels - 1.6%
Halcon Resources Corp. (I)	333,246	2,306,062
Penn Virginia Corp. (L)	232,071	1,023,433
Plains Exploration & Production Company (I)	27,400	1,286,156
Scorpio Tankers, Inc. (I)	660,500	4,696,155
Whiting Petroleum Corp. (I)	19,600	850,052
		10,161,858
		25,555,582

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financials - 19.3%
Capital Markets - 0.7%
Ares Capital Corp.	246,566	$4,314,905
Commercial Banks - 8.1%
First Busey Corp. (L)	674,577	3,136,783
First Midwest Bancorp, Inc.	718,731	8,998,512
First Niagara Financial Group, Inc.	723,412	5,736,657
Hancock Holding Company	161,200	5,116,488
International Bancshares Corp.	513,210	9,263,441
MB Financial, Inc.	275,148	5,434,173
Webster Financial Corp. (L)	474,300	9,746,865
Westamerica Bancorp. (L)	68,700	2,925,933
		50,358,852
Insurance - 5.4%
Alleghany Corp. (I)	7,128	2,390,874
AMERISAFE, Inc. (I)	190,300	5,185,675
Assured Guaranty, Ltd.	349,807	4,977,754
Platinum Underwriters Holdings, Ltd. (L)	161,709	7,438,614
Primerica, Inc.	319,600	9,591,196
Reinsurance Group of America, Inc.	43,400	2,322,768
White Mountains Insurance Group, Ltd.	3,150	1,622,250
		33,529,131
Real Estate Investment Trusts - 2.9%
Campus Crest Communities, Inc. (L)	374,777	4,594,766
DiamondRock Hospitality Company	573,688	5,163,192
Mack-Cali Realty Corp.	167,400	4,370,814
Summit Hotel Properties, Inc.	405,300	3,850,350
		17,979,122
Thrifts & Mortgage Finance - 2.2%
Flushing Financial Corp.	260,832	4,001,163
Northwest Bancshares, Inc.	803,900	9,759,346
		13,760,509
		119,942,519
Health Care - 9.8%
Health Care Equipment & Supplies - 2.7%
Haemonetics Corp. (I)(L)	62,800	2,564,752
ICU Medical, Inc. (I)(L)	129,440	7,886,779
STERIS Corp.	191,900	6,664,687
		17,116,218
Health Care Providers & Services - 2.2%
Amsurg Corp. (I)	331,530	9,949,215
Corvel Corp. (I)	90,665	4,064,512
		14,013,727
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	102,700	967,434
Life Sciences Tools & Services - 4.7%
Charles River
Laboratories International, Inc. (I)	373,200	13,983,804
ICON PLC, ADR (I)(L)	546,700	15,176,392
		29,160,196
		61,257,575
Industrials - 27.6%
Aerospace & Defense - 0.9%
Cubic Corp.	109,100	5,233,527
Air Freight & Logistics - 1.7%
Atlas Air Worldwide Holdings, Inc. (I)	133,900	5,933,109

The accompanying notes are an integral part of the financial statements.	164
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air Freight & Logistics (continued)
UTi Worldwide, Inc.	365,000	$4,891,000
		10,824,109
Commercial Services & Supplies - 6.2%
ACCO Brands Corp. (I)(L)	1,190,400	8,737,536
Corrections Corp. of America	43,100	1,528,757
G&K Services, Inc., Class A	275,850	9,420,278
McGrath RentCorp. (L)	29,900	867,698
Standard Parking Corp. (I)	204,738	4,502,189
United Stationers, Inc. (L)	426,888	13,229,259
		38,285,717
Construction & Engineering - 0.1%
Sterling Construction Company, Inc. (I)	66,587	661,875
Electrical Equipment - 4.0%
Acuity Brands, Inc. (L)	82,900	5,614,817
Belden, Inc.	430,849	19,383,897
		24,998,714
Industrial Conglomerates - 3.8%
Carlisle Companies, Inc.	401,036	23,564,875
Machinery - 6.0%
Albany International Corp., Class A	479,534	10,875,831
ESCO Technologies, Inc.	268,602	10,048,401
Flowserve Corp.	17,300	2,539,640
Mueller Industries, Inc.	279,210	13,968,876
		37,432,748
Marine - 1.8%
Kirby Corp. (I)(L)	184,500	11,418,705
Professional Services - 0.3%
Towers Watson & Company, Class A	34,280	1,926,879
Road & Rail - 1.1%
Genesee & Wyoming, Inc., Class A (I)(L)	89,625	6,818,670
Trading Companies & Distributors - 1.7%
GATX Corp. (L)	246,400	10,669,120
		171,834,939
Information Technology - 8.2%
Computers & Peripherals - 1.2%
Diebold, Inc.	237,700	7,275,997
Electronic Equipment, Instruments & Components - 2.3%
Coherent, Inc. (L)	115,200	5,831,424
MTS Systems Corp. (L)	170,568	8,687,028
		14,518,452
IT Services - 2.5%
Forrester Research, Inc.	188,053	5,039,820
MAXIMUS, Inc.	162,200	10,254,284
		15,294,104
Office Electronics - 1.1%
Zebra Technologies Corp., Class A (I)	175,600	6,897,568
Semiconductors & Semiconductor Equipment - 0.3%
Maxim Integrated Products, Inc.	73,490	2,160,606
Software - 0.8%
Websense, Inc. (I)	327,000	4,918,080
		51,064,807
Materials - 7.1%
Chemicals - 3.7%
Innospec, Inc.	209,750	7,234,278
Koppers Holdings, Inc. (L)	143,668	5,480,934

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Sensient Technologies Corp.	131,900	$4,690,364
Zep, Inc.	406,450	5,869,138
		23,274,714
Containers & Packaging - 2.0%
Aptargroup, Inc. (L)	147,138	7,021,425
Greif, Inc., Class A	120,500	5,362,250
		12,383,675
Paper & Forest Products - 1.4%
Deltic Timber Corp. (L)	123,446	8,717,757
		44,376,146
Utilities - 4.4%
Electric Utilities - 1.9%
UNS Energy Corp. (L)	144,000	6,108,480
Westar Energy, Inc.	190,300	5,446,386
		11,554,866
Gas Utilities - 2.5%
Atmos Energy Corp.	193,600	6,799,232
New Jersey Resources Corp. (L)	67,274	2,665,396
UGI Corp.	52,900	1,730,359
WGL Holdings, Inc.	119,900	4,698,881
		15,893,868
		27,448,734
TOTAL COMMON STOCKS (Cost $445,205,682)		$600,405,364

SECURITIES LENDING COLLATERAL - 12.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	7,692,113	76,978,050
TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,981,845)		$76,978,050

SHORT-TERM INVESTMENTS - 3.8%
Repurchase Agreement - 3.8%
Bank of America Tri-Party Repurchase
Agreement dated 12/31/12 at 0.190% to be
repurchased at $23,600,249 on 01/02/13,
collateralized by $22,316,413 Federal Home
Loan Bank, 4.000% due 09/01/2025 (valued
at $24,072,001 including interest).	$23,600,000	$23,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $23,600,000)		$23,600,000
Total Investments (Small Cap Value Trust)
(Cost $545,787,527) - 112.5%		$700,983,414
Other assets and liabilities, net - (12.5%)		(77,879,273)
TOTAL NET ASSETS - 100.0%		$623,104,141

Small Company Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.0%
Consumer Discretionary - 17.7%
Auto Components - 2.0%
Tenneco, Inc. (I)	27,045	$949,551
TRW Automotive Holdings Corp. (I)	21,000	1,125,810
		2,075,361

The accompanying notes are an integral part of the financial statements.	165
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Distributors - 1.0%
Pool Corp.	23,964	$1,014,156
Hotels, Restaurants & Leisure - 4.3%
Choice Hotels International, Inc. (L)	16,612	558,495
Domino’s Pizza, Inc.	21,957	956,227
Jack in the Box, Inc. (I)(L)	29,134	833,232
Life Time Fitness, Inc. (I)(L)	19,909	979,722
Penn National Gaming, Inc. (I)(L)	24,731	1,214,539
		4,542,215
Household Durables - 2.2%
Ethan Allen Interiors, Inc.	26,818	689,491
Mohawk Industries, Inc. (I)	9,022	816,220
The Ryland Group, Inc. (L)	24,237	884,651
		2,390,362
Leisure Equipment & Products - 0.9%
Brunswick Corp.	31,731	923,055
Specialty Retail - 4.9%
DSW, Inc., Class A	15,411	1,012,349
Foot Locker, Inc.	30,021	964,275
Group 1 Automotive, Inc. (L)	14,554	902,202
Monro Muffler Brake, Inc. (L)	19,229	672,438
Tractor Supply Company	9,810	866,812
Vitamin Shoppe, Inc. (I)(L)	13,953	800,344
		5,218,420
Textiles, Apparel & Luxury Goods - 2.4%
Steven Madden, Ltd. (I)	18,678	789,519
The Warnaco Group, Inc. (I)	15,508	1,109,908
Under Armour, Inc., Class A (I)	14,517	704,510
		2,603,937
		18,767,506
Consumer Staples - 2.3%
Food & Staples Retailing - 0.6%
Harris Teeter Supermarkets, Inc.	16,923	652,551
Food Products - 1.7%
B&G Foods, Inc. (L)	29,366	831,351
Lancaster Colony Corp.	13,297	920,019
		1,751,370
		2,403,921
Energy - 6.4%
Energy Equipment & Services - 3.8%
Atwood Oceanics, Inc. (I)	16,697	764,556
Dresser-Rand Group, Inc. (I)	16,523	927,601
Dril-Quip, Inc. (I)	12,302	898,661
Lufkin Industries, Inc. (L)	10,279	597,518
Patterson-UTI Energy, Inc. (L)	43,923	818,285
		4,006,621
Oil, Gas & Consumable Fuels - 2.6%
Berry Petroleum Company, Class A (L)	19,821	664,995
Energen Corp.	16,010	721,891
Oasis Petroleum, Inc. (I)	28,233	897,809
Resolute Energy Corp. (I)(L)	56,967	463,142
		2,747,837
		6,754,458
Financials - 8.6%
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (I)	9,354	1,217,423
Greenhill & Company, Inc. (L)	8,635	448,934

Small Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital Markets (continued)
SEI Investments Company	20,869	$487,082
Stifel Financial Corp. (I)(L)	22,648	724,057
		2,877,496
Commercial Banks - 3.5%
East West Bancorp, Inc.	35,958	772,737
Huntington Bancshares, Inc.	97,201	621,114
PrivateBancorp, Inc. (L)	48,419	741,779
Prosperity Bancshares, Inc. (L)	18,566	779,772
SVB Financial Group (I)	13,617	762,143
		3,677,545
Insurance - 1.7%
Brown & Brown, Inc.	34,737	884,404
HCC Insurance Holdings, Inc.	24,342	905,766
		1,790,170
Real Estate Investment Trusts - 0.7%
Colonial Properties Trust	37,475	800,841
		9,146,052
Health Care - 17.0%
Biotechnology - 5.0%
Acorda Therapeutics, Inc. (I)	19,005	472,464
Amarin Corp. PLC, ADR (I)(L)	55,105	445,799
BioMarin Pharmaceutical, Inc. (I)	20,700	1,019,475
Incyte Corp. (I)(L)	52,296	868,637
Myriad Genetics, Inc. (I)	35,065	955,521
Seattle Genetics, Inc. (I)(L)	33,520	777,664
United Therapeutics Corp. (I)(L)	15,652	836,130
		5,375,690
Health Care Equipment & Supplies - 4.7%
Insulet Corp. (I)(L)	27,198	577,142
Masimo Corp.	29,655	623,052
Meridian Bioscience, Inc. (L)	24,796	502,119
NuVasive, Inc. (I)(L)	31,309	484,037
Sirona Dental Systems, Inc. (I)	16,783	1,081,832
STERIS Corp.	24,230	841,508
Thoratec Corp. (I)	23,348	876,017
		4,985,707
Health Care Providers & Services - 4.2%
Centene Corp. (I)	22,641	928,281
Chemed Corp. (L)	14,279	979,397
Health Management
Associates, Inc., Class A (I)	71,117	662,810
HMS Holdings Corp. (I)(L)	22,218	575,891
MEDNAX, Inc. (I)(L)	10,203	811,343
VCA Antech, Inc. (I)	22,791	479,751
		4,437,473
Life Sciences Tools & Services - 2.3%
PAREXEL International Corp. (I)(L)	34,318	1,015,470
PerkinElmer, Inc.	26,236	832,731
Techne Corp.	8,688	593,738
		2,441,939
Pharmaceuticals - 0.8%
Salix Pharmaceuticals, Ltd. (I)	20,474	828,788
		18,069,597
Industrials - 15.1%
Aerospace & Defense - 1.9%
Hexcel Corp. (I)	35,550	958,428

The accompanying notes are an integral part of the financial statements.	166
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace & Defense (continued)
TransDigm Group, Inc.	8,038	$1,096,062
		2,054,490
Air Freight & Logistics - 1.6%
Forward Air Corp.	23,913	837,194
Hub Group, Inc., Class A (I)	25,460	855,456
		1,692,650
Building Products - 1.1%
AO Smith Corp.	17,986	1,134,377
Commercial Services & Supplies - 2.0%
Corrections Corp. of America	31,917	1,132,096
Tetra Tech, Inc. (I)	35,262	932,680
		2,064,776
Electrical Equipment - 1.7%
Acuity Brands, Inc.	13,723	929,459
Regal-Beloit Corp.	12,784	900,888
		1,830,347
Machinery - 4.4%
Crane Company	16,915	782,826
Lincoln Electric Holdings, Inc.	21,399	1,041,703
Lindsay Corp. (L)	12,187	976,422
WABCO Holdings, Inc. (I)	13,439	876,088
Wabtec Corp.	11,726	1,026,494
		4,703,533
Marine - 0.6%
Kirby Corp. (I)	10,583	654,982
Trading Companies & Distributors - 1.8%
Watsco, Inc. (L)	11,896	891,010
WESCO International, Inc. (I)(L)	14,160	954,809
		1,845,819
		15,980,974
Information Technology - 24.9%
Communications Equipment - 1.3%
Finisar Corp. (I)(L)	33,238	541,779
NETGEAR, Inc. (I)(L)	21,620	852,260
		1,394,039
Electronic Equipment, Instruments & Components - 3.4%
Cognex Corp.	19,367	713,093
IPG Photonics Corp. (L)	6,376	424,960
Littelfuse, Inc.	15,292	943,669
National Instruments Corp.	30,221	780,004
SYNNEX Corp. (I)(L)	21,695	745,874
		3,607,600
Internet Software & Services - 3.1%
CoStar Group, Inc. (I)(L)	16,525	1,476,839
Dealertrack Holdings, Inc. (I)(L)	27,250	782,620
ValueClick, Inc. (I)	54,502	1,057,884
		3,317,343
IT Services - 1.2%
Alliance Data Systems Corp. (I)(L)	8,721	1,262,452
Semiconductors & Semiconductor Equipment - 5.0%
Cymer, Inc. (I)	15,570	1,407,995
Microsemi Corp. (I)	38,201	803,749
MKS Instruments, Inc.	26,520	683,686
Power Integrations, Inc. (L)	20,149	677,208
Semtech Corp. (I)	29,097	842,358

Small Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc. (I)(L)	49,358	$833,657
		5,248,653
Software - 10.9%
ANSYS, Inc. (I)	13,771	927,339
Aspen Technology, Inc. (I)	55,375	1,530,565
Cadence Design Systems, Inc. (I)	65,510	885,040
CommVault Systems, Inc. (I)	13,664	952,517
Informatica Corp. (I)	25,618	776,738
Interactive Intelligence Group (I)(L)	19,757	662,650
Manhattan Associates, Inc. (I)	22,854	1,379,010
Mentor Graphics Corp. (I)	41,836	712,049
MICROS Systems, Inc. (I)(L)	18,860	800,418
MicroStrategy, Inc., Class A (I)	5,954	555,985
Parametric Technology Corp. (I)	29,332	660,263
SolarWinds, Inc. (I)	26,726	1,401,779
Websense, Inc. (I)	20,908	314,456
		11,558,809
		26,388,896
Materials - 3.9%
Chemicals - 1.9%
Intrepid Potash, Inc. (L)	21,959	467,507
Olin Corp.	37,171	802,522
Rockwood Holdings, Inc.	14,391	711,779
		1,981,808
Construction Materials - 0.8%
Martin Marietta Materials, Inc. (L)	9,004	848,897
Metals & Mining - 1.2%
Allied Nevada Gold Corp. (I)(L)	7,851	236,551
Carpenter Technology Corp.	16,038	828,042
Detour Gold Corp. (I)	9,338	233,661
		1,298,254
		4,128,959
Telecommunication Services - 1.3%
Wireless Telecommunication Services - 1.3%
SBA Communications Corp., Class A (I)(L)	19,625	1,393,768
Utilities - 0.8%
Electric Utilities - 0.8%
ITC Holdings Corp. (L)	11,083	852,394
TOTAL COMMON STOCKS (Cost $79,218,907)		$103,886,525

SECURITIES LENDING COLLATERAL - 23.5%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,480,918	24,827,536
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,829,550)		$24,827,536

SHORT-TERM INVESTMENTS - 2.1%
Money Market Funds - 2.1%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	2,252,466	2,252,466
TOTAL SHORT-TERM INVESTMENTS (Cost $2,252,466)		$2,252,466
Total Investments (Small Company Growth Trust)
(Cost $106,300,923) - 123.6%		$130,966,527
Other assets and liabilities, net - (23.6%)		(24,981,480)
TOTAL NET ASSETS - 100.0%		$105,985,047

The accompanying notes are an integral part of the financial statements.	167
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.2%
Consumer Discretionary - 13.8%
Auto Components - 1.3%
Drew Industries, Inc. (L)	112,000	$3,612,000
Modine Manufacturing Company (I)	143,800	1,169,094
		4,781,094
Automobiles - 0.7%
Winnebago Industries, Inc. (I)(L)	140,800	2,411,904
Distributors - 1.1%
Pool Corp.	91,800	3,884,976
Diversified Consumer Services - 1.5%
Ascent Capital Group, Inc., Class A (I)	40,000	2,477,600
Matthews International Corp., Class A (L)	92,200	2,959,620
		5,437,220
Hotels, Restaurants & Leisure - 0.6%
Orient-Express Hotels, Ltd., Class A (I)	198,000	2,314,620
Household Durables - 2.3%
CSS Industries, Inc.	73,600	1,611,104
Ethan Allen Interiors, Inc. (L)	44,000	1,131,240
M/I Homes, Inc. (I)	62,300	1,650,950
Meritage Homes Corp. (I)(L)	101,600	3,794,760
Stanley Furniture Company, Inc. (I)	85,200	383,400
		8,571,454
Leisure Equipment & Products - 0.4%
Brunswick Corp. (L)	50,600	1,471,954
Media - 0.5%
Saga Communications, Inc., Class A	41,000	1,906,500
Multiline Retail - 0.4%
Fred’s, Inc., Class A (L)	107,300	1,428,163
Specialty Retail - 4.2%
Aaron’s, Inc.	278,900	7,887,292
Haverty Furniture Companies, Inc.	129,000	2,103,990
MarineMax, Inc. (I)(L)	116,500	1,041,510
Stein Mart, Inc.	203,900	1,537,406
The Men’s Wearhouse, Inc.	89,500	2,788,820
		15,359,018
Textiles, Apparel & Luxury Goods - 0.8%
Culp, Inc.	80,000	1,200,800
Fifth & Pacific Companies, Inc. (I)(L)	80,100	997,245
True Religion Apparel, Inc. (L)	29,300	744,806
		2,942,851
		50,509,754
Consumer Staples - 0.6%
Food & Staples Retailing - 0.4%
Nash Finch Company	66,000	1,404,480
Tobacco - 0.2%
Alliance One International, Inc. (I)(L)	250,200	910,728
		2,315,208
Energy - 4.8%
Energy Equipment & Services - 1.9%
Atwood Oceanics, Inc. (I)	39,200	1,794,968
C&J Energy Services, Inc. (I)(L)	56,000	1,200,640
CARBO Ceramics, Inc.	25,400	1,989,836
Hercules Offshore, Inc. (I)(L)	134,900	833,682
TETRA Technologies, Inc. (I)	179,000	1,358,610
		7,177,736

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.9%
Cloud Peak Energy, Inc. (I)	90,400	$1,747,432
Northern Oil and Gas, Inc. (I)(L)	131,400	2,210,148
Oasis Petroleum, Inc. (I)	106,800	3,396,240
PDC Energy, Inc. (I)(L)	38,200	1,268,622
Swift Energy Company (I)(L)	79,200	1,218,888
Teekay Tankers, Ltd., Class A (L)	247,800	718,620
		10,559,950
		17,737,686
Financials - 22.4%
Capital Markets - 3.5%
Ares Capital Corp.	258,900	4,530,750
Hercules Technology Growth Capital, Inc.	182,800	2,034,564
JMP Group, Inc.	84,400	512,308
KCAP Financial, Inc. (L)	149,100	1,370,229
Piper Jaffray Companies (I)(L)	32,000	1,028,160
Safeguard Scientifics, Inc. (I)(L)	70,200	1,035,450
Stifel Financial Corp. (I)(L)	73,150	2,338,606
		12,850,067
Commercial Banks - 5.6%
Columbia Banking System, Inc. (L)	61,900	1,110,486
East West Bancorp, Inc.	109,600	2,355,304
Glacier Bancorp, Inc. (L)	166,400	2,447,744
Home BancShares, Inc.	106,300	3,510,026
Signature Bank (I)(L)	43,800	3,124,692
SVB Financial Group (I)	85,800	4,802,226
Wintrust Financial Corp. (L)	88,500	3,247,950
		20,598,428
Diversified Financial Services - 0.5%
Compass Diversified Holdings	125,700	1,849,047
Insurance - 5.3%
Alterra Capital Holdings, Ltd.	105,400	2,971,226
Assured Guaranty, Ltd.	94,000	1,337,620
Employers Holdings, Inc.	56,800	1,168,944
Markel Corp. (I)	5,200	2,253,784
Meadowbrook Insurance Group, Inc.	120,900	698,802
National Interstate Corp. (L)	107,000	3,083,740
ProAssurance Corp.	183,800	7,754,522
		19,268,638
Real Estate Investment Trusts - 7.3%
Acadia Realty Trust (L)	66,700	1,672,836
CBL & Associates Properties, Inc.	221,300	4,693,773
Cedar Realty Trust, Inc.	193,000	1,019,040
First Potomac Realty Trust	144,600	1,787,256
Hatteras Financial Corp.	53,500	1,327,335
Kilroy Realty Corp. (L)	97,500	4,618,575
LaSalle Hotel Properties	118,500	3,008,715
Potlatch Corp. (L)	71,500	2,802,085
PS Business Parks, Inc.	5,300	344,394
Redwood Trust, Inc.	154,000	2,601,060
Saul Centers, Inc.	30,400	1,300,816
Washington Real Estate Investment Trust	63,700	1,665,755
		26,841,640
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc. (L)	133,400	815,074
		82,222,894
Health Care - 3.9%
Biotechnology - 0.3%
Momenta Pharmaceuticals, Inc. (I)	98,000	1,154,440

The accompanying notes are an integral part of the financial statements.	168
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 2.1%
Analogic Corp.	29,000	$2,154,700
Quidel Corp. (I)(L)	87,800	1,639,226
West Pharmaceutical Services, Inc.	67,500	3,695,625
		7,489,551
Health Care Providers & Services - 1.5%
Landauer, Inc. (L)	28,500	1,744,485
National Healthcare Corp. (L)	52,200	2,454,444
Triple-S Management Corp., Class B (I)(L)	78,500	1,449,895
		5,648,824
		14,292,815
Industrials - 26.5%
Aerospace & Defense - 0.3%
Kratos Defense &
Security Solutions, Inc. (I)(L)	183,000	920,490
Air Freight & Logistics - 0.6%
Hub Group, Inc., Class A (I)	65,100	2,187,360
Airlines - 1.4%
Alaska Air Group, Inc. (I)	123,000	5,300,070
Building Products - 1.8%
Gibraltar Industries, Inc. (I)	154,500	2,459,640
Quanex Building Products Corp.	86,600	1,767,506
Universal Forest Products, Inc. (L)	60,700	2,309,028
		6,536,174
Commercial Services & Supplies - 3.5%
G&K Services, Inc., Class A	76,100	2,598,815
McGrath RentCorp. (L)	144,400	4,190,488
Mine Safety Appliances Company	53,600	2,289,256
Waste Connections, Inc. (L)	109,600	3,703,384
		12,781,943
Construction & Engineering - 1.1%
Aegion Corp. (I)(L)	128,700	2,855,853
Comfort Systems USA, Inc. (L)	112,400	1,366,784
		4,222,637
Electrical Equipment - 1.6%
Belden, Inc.	83,100	3,738,669
Franklin Electric Company, Inc.	32,200	2,001,874
		5,740,543
Machinery - 6.1%
Astec Industries, Inc. (L)	45,600	1,519,848
Cascade Corp.	33,400	2,147,620
CIRCOR International, Inc.	52,500	2,078,475
IDEX Corp. (L)	85,300	3,969,009
Nordson Corp.	85,700	5,409,384
Proto Labs, Inc. (I)(L)	20,900	823,878
Robbins & Myers, Inc.	46,700	2,776,315
Woodward, Inc.	95,500	3,641,415
		22,365,944
Marine - 1.7%
Kirby Corp. (I)(L)	101,800	6,300,402
Professional Services - 1.6%
FTI Consulting, Inc. (I)	33,000	1,089,000
Navigant Consulting Company (I)	150,500	1,679,580
On Assignment, Inc. (I)	123,300	2,500,524
The Dolan Company (I)	135,100	525,539
		5,794,643

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road & Rail - 4.3%
Genesee & Wyoming, Inc., Class A (I)(L)	103,700	$7,889,496
Landstar System, Inc.	153,900	8,073,594
		15,963,090
Trading Companies & Distributors - 2.5%
Beacon Roofing Supply, Inc. (I)(L)	203,700	6,779,136
Kaman Corp. (L)	65,400	2,406,720
		9,185,856
		97,299,152
Information Technology - 9.2%
Communications Equipment - 1.0%
Ixia (I)	176,700	3,000,366
Sonus Networks, Inc. (I)(L)	439,500	747,150
		3,747,516
Computers & Peripherals - 0.2%
Xyratex, Ltd. (L)	80,800	679,528
Electronic Equipment, Instruments & Components - 3.6%
Cognex Corp.	31,700	1,167,194
Electro Rent Corp.	173,500	2,668,430
Electro Scientific Industries, Inc.	107,700	1,071,615
Littelfuse, Inc.	59,200	3,653,232
Methode Electronics, Inc.	66,600	667,998
Newport Corp. (I)	101,300	1,362,485
SYNNEX Corp. (I)(L)	79,400	2,729,772
		13,320,726
IT Services - 0.3%
TNS, Inc. (I)	47,200	978,456
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Energy Industries, Inc. (I)(L)	135,200	1,867,112
ATMI, Inc. (I)	62,500	1,305,000
Brooks Automation, Inc. (L)	122,700	987,735
Cabot Microelectronics Corp. (L)	52,500	1,864,275
Cymer, Inc. (I)	8,200	741,526
Entegris, Inc. (I)	50,600	464,508
Teradyne, Inc. (I)(L)	159,000	2,685,510
		9,915,666
Software - 1.4%
Accelrys, Inc. (I)	94,300	853,415
Progress Software Corp. (I)	140,700	2,953,293
Websense, Inc. (I)	99,600	1,497,984
		5,304,692
		33,946,584
Materials - 11.3%
Chemicals - 2.8%
American Vanguard Corp.	103,000	3,200,210
Innospec, Inc.	137,400	4,738,926
Minerals Technologies, Inc.	60,200	2,403,184
		10,342,320
Construction Materials - 0.3%
Texas Industries, Inc. (I)(L)	23,400	1,193,634
Containers & Packaging - 2.0%
Aptargroup, Inc.	98,700	4,709,964
Myers Industries, Inc.	162,100	2,455,815
		7,165,779
Metals & Mining - 4.1%
AMCOL International Corp. (L)	65,800	2,018,744
Carpenter Technology Corp.	69,800	3,603,774

The accompanying notes are an integral part of the financial statements.	169
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Franco-Nevada Corp. (L)	60,300	$3,442,077
North American Palladium, Ltd. (I)(L)	640,100	832,130
Royal Gold, Inc.	45,600	3,707,736
Schnitzer Steel Industries, Inc., Class A (L)	45,300	1,373,949
		14,978,410
Paper & Forest Products - 2.1%
Clearwater Paper Corp. (I)	73,900	2,893,924
Deltic Timber Corp. (L)	49,200	3,474,504
Wausau Paper Corp. (L)	160,700	1,391,662
		7,760,090
		41,440,233
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (I)	187,200	1,830,816
Utilities - 4.2%
Electric Utilities - 2.2%
Cleco Corp.	96,700	3,868,967
El Paso Electric Company	87,600	2,795,316
PNM Resources, Inc.	73,000	1,497,230
		8,161,513
Gas Utilities - 0.8%
Southwest Gas Corp.	66,800	2,832,988
Multi-Utilities - 1.2%
Black Hills Corp.	45,600	1,657,104
NorthWestern Corp.	58,600	2,035,177
Vectren Corp.	21,300	626,219
		4,318,500
		15,313,001
TOTAL COMMON STOCKS (Cost $264,515,905)		$356,908,143
PREFERRED SECURITIES - 0.9%
Financials - 0.9%
East West Bancorp., Inc., Series A, 8.000%	2,200	3,235,804
TOTAL PREFERRED SECURITIES (Cost $2,171,686)		$3,235,804
INVESTMENT COMPANIES - 0.3%
iShares Russell 2000 Value Index Fund (L)	15,300	1,155,303
TOTAL INVESTMENT COMPANIES (Cost $906,911)		$1,155,303
SECURITIES LENDING COLLATERAL - 19.4%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	7,114,251	71,195,155
TOTAL SECURITIES LENDING
COLLATERAL (Cost $71,198,992)		$71,195,155
SHORT-TERM INVESTMENTS - 1.0%
MONEY MARKET FUNDS - 1.0%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	461,278	461,278

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
MONEY MARKET FUNDS (continued)
T.Rowe Price Reserve Investment
Fund, 0.1218% (Y)	3,333,175	$3,333,175
		3,794,453
TOTAL SHORT-TERM INVESTMENTS (Cost $3,794,453)		$3,794,453
Total Investments (Small Company Value Trust)
(Cost $342,587,947) - 118.8%		$436,288,858
Other assets and liabilities, net - (18.8%)		(69,031,175)
TOTAL NET ASSETS - 100.0%		$367,257,683

Smaller Company Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.4%
Consumer Discretionary - 14.8%
Auto Components - 0.2%
American Axle &
Manufacturing Holdings, Inc. (I)	2,315	$25,929
Dorman Products, Inc. (L)	1,475	52,127
Drew Industries, Inc.	363	11,707
Fuel Systems Solutions, Inc. (I)(L)	776	11,407
Gentherm, Inc. (I)	1,528	20,322
Modine Manufacturing Company (I)	1,364	11,089
Tenneco, Inc. (I)	10,228	359,105
		491,686
Automobiles - 1.3%
Harley-Davidson, Inc.	49,580	2,421,487
Tesla Motors, Inc. (I)(L)	3,143	106,453
Thor Industries, Inc.	2,280	85,340
Winnebago Industries, Inc. (I)(L)	1,510	25,866
		2,639,146
Distributors - 0.4%
Pool Corp. (L)	17,700	749,064
Diversified Consumer Services - 1.8%
American Public Education, Inc. (I)	909	32,824
Ascent Capital Group, Inc., Class A (I)	400	24,776
Capella Education Company (I)	627	17,700
Career Education Corp. (I)	1,721	6,058
Coinstar, Inc. (I)(L)	15,798	821,654
Grand Canyon Education, Inc. (I)(L)	36,407	854,472
ITT Educational Services, Inc. (I)(L)	883	15,285
K12, Inc. (I)(L)	93,606	1,913,307
Matthews International Corp., Class A	1,415	45,422
Sotheby’s	3,439	115,619
Strayer Education, Inc. (I)	210	11,796
		3,858,913
Hotels, Restaurants & Leisure - 1.9%
AFC Enterprises, Inc. (I)	15,396	402,297
Ameristar Casinos, Inc.	854	22,409
Bally Technologies, Inc. (I)(L)	2,103	94,025
Biglari Holdings, Inc. (I)	25	9,751
BJ’s Restaurants, Inc. (I)(L)	1,276	41,980
Boyd Gaming Corp. (I)(L)	1,840	12,218
Bravo Brio Restaurant Group, Inc. (I)	960	12,893
Buffalo Wild Wings, Inc. (I)(L)	943	68,669
Caesars Entertainment Corp. (I)	1,227	8,491
Caribou Coffee Company, Inc. (I)(L)	34,902	565,063

The accompanying notes are an integral part of the financial statements.	170
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
CEC Entertainment, Inc. (L)	451	$14,969
Choice Hotels International, Inc. (L)	527	17,718
Cracker Barrel Old Country Store, Inc.	6,260	402,268
Denny’s Corp. (I)	4,781	23,331
DineEquity, Inc. (I)	790	52,930
Domino’s Pizza, Inc.	2,735	119,109
Ignite Restaurant Group, Inc. (I)	303	3,939
Interval Leisure Group, Inc.	2,005	38,877
Jack in the Box, Inc. (I)	2,149	61,461
Krispy Kreme Doughnuts, Inc. (I)	2,667	25,016
Life Time Fitness, Inc. (I)(L)	2,092	102,947
Marriott Vacations Worldwide Corp. (I)	959	39,962
Orient-Express Hotels, Ltd., Class A (I)	4,951	57,877
Papa John’s International, Inc. (I)	953	52,358
Penn National Gaming, Inc. (I)(L)	3,303	162,210
Pinnacle Entertainment, Inc. (I)	3,150	49,865
Red Robin Gourmet Burgers, Inc. (I)(L)	355	12,528
Scientific Games Corp., Class A (I)	2,772	24,033
SHFL Entertainment, Inc. (I)	2,824	40,948
Six Flags Entertainment Corp.	10,861	664,693
Sonic Corp. (I)	2,639	27,472
Texas Roadhouse, Inc.	3,212	53,962
The Cheesecake Factory, Inc. (L)	21,350	698,572
Vail Resorts, Inc.	1,829	98,931
		4,083,772
Household Durables - 0.5%
Beazer Homes USA, Inc. (I)(L)	806	13,613
Blyth, Inc.	336	5,225
Cavco Industries, Inc. (I)	314	15,694
Ethan Allen Interiors, Inc.	1,316	33,834
Hovnanian Enterprises, Inc., Class A (I)(L)	3,316	23,212
iRobot Corp. (I)	1,350	25,299
KB Home (L)	2,288	36,150
La-Z-Boy, Inc.	2,652	37,526
Libbey, Inc. (I)	1,009	19,524
M/I Homes, Inc. (I)	1,065	28,223
MDC Holdings, Inc. (L)	17,400	639,624
Meritage Homes Corp. (I)	1,110	41,459
NACCO Industries, Inc., Class A	95	5,766
Sealy Corp. (I)(L)	2,155	4,676
Skullcandy, Inc. (I)	769	5,991
Standard Pacific Corp. (I)	6,470	47,555
The Ryland Group, Inc. (L)	2,270	82,855
Zagg, Inc. (I)	481	3,540
		1,069,766
Internet & Catalog Retail - 0.9%
Blue Nile, Inc. (I)(L)	628	24,178
Groupon, Inc. (I)	14,867	72,551
HomeAway, Inc. (I)	1,662	36,564
HSN, Inc.	14,678	808,464
Liberty Ventures, Series A (I)	1,775	120,274
Orbitz Worldwide, Inc. (I)	1,500	4,080
Overstock.com, Inc. (I)(L)	851	12,178
Shutterfly, Inc. (I)(L)	27,211	812,793
Vitacost.com, Inc. (I)(L)	1,197	8,116
		1,899,198
Leisure Equipment & Products - 0.4%
Arctic Cat, Inc. (I)	17,217	574,876
Brunswick Corp.	4,538	132,010
LeapFrog Enterprises, Inc. (I)	2,824	24,371
Smith & Wesson Holding Corp. (I)(L)	3,284	27,717

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Leisure Equipment & Products (continued)
Sturm Ruger & Company, Inc. (L)	972	$44,129
		803,103
Media - 1.3%
AMC Networks, Inc., Class A (I)	2,658	131,571
Arbitron, Inc.	1,323	61,758
Clear Channel Outdoor
Holdings, Inc., Class A (I)	991	6,957
Cumulus Media, Inc., Class A (I)(L)	3,235	8,637
Fisher Communications, Inc.	92	2,483
IMAX Corp. (I)	90,000	2,023,200
Lions Gate Entertainment Corp. (I)	3,664	60,090
Live Nation Entertainment, Inc. (I)	7,242	67,423
Martha Stewart Living
Omnimedia, Inc., Class A (I)	1,100	2,695
Morningstar, Inc.	1,229	77,218
Pandora Media, Inc. (I)(L)	2,919	26,796
ReachLocal, Inc. (I)	444	5,732
The Madison Square Garden, Inc., Class A (I)	2,991	132,651
The New York Times Company, Class A (I)	3,363	28,686
Valassis Communications, Inc. (L)	706	18,201
		2,654,098
Multiline Retail - 0.1%
Big Lots, Inc. (I)(L)	3,232	91,983
Dillard’s, Inc., Class A	1,423	119,205
Gordmans Stores, Inc. (I)	446	6,699
Saks, Inc. (I)(L)	1,895	19,916
		237,803
Specialty Retail - 4.0%
Aaron’s, Inc.	3,656	103,392
Aeropostale, Inc. (I)	4,119	53,588
Americas Car-Mart, Inc. (I)	415	16,816
ANN, Inc. (I)	2,401	81,250
Asbury Automotive Group, Inc. (I)	1,431	45,835
Ascena Retail Group, Inc. (I)	37,733	697,683
Barnes & Noble, Inc. (I)(L)	1,520	22,937
Body Central Corp. (I)(L)	812	8,088
Cabela’s, Inc. (I)(L)	2,305	96,234
Casual Male Retail Group, Inc. (I)	83,870	352,254
Chico’s FAS, Inc.	36,195	668,160
Citi Trends, Inc. (I)	768	10,568
Coldwater Creek, Inc. (I)	524	2,520
Conn’s, Inc. (I)	1,140	34,975
Destination Maternity Corp.	280	6,037
DSW, Inc., Class A	1,685	110,688
Express, Inc. (I)	3,736	56,376
Francesca’s Holdings Corp. (I)(L)	23,330	605,647
Genesco, Inc. (I)(L)	16,076	884,180
GNC Holdings, Inc., Class A	5,044	167,864
Haverty Furniture Companies, Inc.	973	15,870
Hibbett Sports, Inc. (I)(L)	1,333	70,249
Hot Topic, Inc. (L)	1,331	12,844
Jos A. Bank Clothiers, Inc. (I)(L)	1,417	60,336
Kirkland’s, Inc. (I)	795	8,419
Lithia Motors, Inc., Class A	551	20,618
Lumber Liquidators Holdings, Inc. (I)	1,168	61,705
Mattress Firm Holding Corp. (I)	699	17,146
Monro Muffler Brake, Inc. (L)	1,495	52,280
New York & Company, Inc. (I)	1,321	5,033
Office Depot, Inc. (I)	14,441	47,366
Penske Automotive Group, Inc.	2,292	68,966
Pier 1 Imports, Inc. (L)	42,273	845,460

The accompanying notes are an integral part of the financial statements.	171
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Rent-A-Center, Inc.	20,403	$701,047
rue21, Inc. (I)	50,511	1,434,007
Select Comfort Corp. (I)	2,712	70,973
Shoe Carnival, Inc.	719	14,732
Stage Stores, Inc.	1,566	38,805
Teavana Holdings, Inc. (I)	511	7,921
The Buckle, Inc. (L)	1,460	65,174
The Children’s Place Retail Stores, Inc. (I)	795	35,211
The Pep Boys - Manny, Moe & Jack (L)	1,354	13,310
The Wet Seal, Inc., Class A (I)	4,434	12,238
Vitamin Shoppe, Inc. (I)(L)	12,314	706,331
Zumiez, Inc. (I)(L)	1,177	22,846
		8,433,979
Textiles, Apparel & Luxury Goods - 2.0%
Carter’s, Inc. (I)(L)	2,547	141,741
Columbia Sportswear Company (L)	687	36,658
Crocs, Inc. (I)	4,575	65,834
Deckers Outdoor Corp. (I)	1,878	75,627
Fifth & Pacific Companies, Inc. (I)(L)	5,737	71,426
G-III Apparel Group, Ltd. (I)(L)	859	29,404
Hanesbrands, Inc. (I)	3,221	115,376
Maidenform Brands, Inc. (I)	1,218	23,739
Movado Group, Inc.	468	14,358
Oxford Industries, Inc.	363	16,829
Peace Mark Holdings, Ltd. (I)	464,000	0
Quiksilver, Inc. (I)	2,914	12,385
Skechers U.S.A., Inc., Class A (I)	1,968	36,408
Steven Madden, Ltd. (I)	43,873	1,854,512
The Warnaco Group, Inc. (I)	2,074	148,436
True Religion Apparel, Inc. (L)	1,237	31,445
Tumi Holdings, Inc. (I)(L)	1,893	39,469
Unifi, Inc. (I)	487	6,336
Vera Bradley, Inc. (I)(L)	60,110	1,508,761
		4,228,744
		31,149,272
Consumer Staples - 1.7%
Beverages - 0.0%
Coca-Cola Bottling Company Consolidated	159	10,574
National Beverage Corp.	600	8,754
The Boston Beer Company, Inc., Class A (I)	447	60,099
		79,427
Food & Staples Retailing - 0.3%
Casey’s General Stores, Inc.	4,388	233,002
Pricesmart, Inc. (L)	997	76,819
Rite Aid Corp. (I)	34,088	46,360
Susser Holdings Corp. (I)(L)	851	29,351
The Chefs’ Warehouse, Inc. (I)	586	9,265
The Fresh Market, Inc. (I)	1,953	93,920
United Natural Foods, Inc. (I)	2,483	133,064
		621,781
Food Products - 0.5%
Annie’s, Inc. (I)	516	17,250
Boulder Brands, Inc. (I)	2,984	38,494
Calavo Growers, Inc.	606	15,277
Chiquita Brands International, Inc. (I)	721	5,948
Darling International, Inc. (I)	20,979	336,503
Dean Foods Company (I)	9,380	154,864
J&J Snack Foods Corp.	3,241	207,230
Sanderson Farms, Inc. (L)	346	16,452
The Hain Celestial Group, Inc. (I)	1,940	105,187

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food Products (continued)
TreeHouse Foods, Inc. (I)	1,836	$95,711
		992,916
Household Products - 0.3%
Spectrum Brands Holdings, Inc.	14,493	651,170
Personal Products - 0.6%
Elizabeth Arden, Inc. (I)	1,345	60,538
Inter Parfums, Inc. (L)	27,767	540,346
Medifast, Inc. (I)(L)	657	17,338
Nature’s Sunshine Products, Inc.	459	6,646
Nu Skin Enterprises, Inc., Class A (L)	16,165	598,913
Prestige Brands Holdings, Inc. (I)	1,263	25,298
Revlon, Inc., Class A (I)	627	9,092
USANA Health Sciences, Inc. (I)(L)	364	11,987
		1,270,158
Tobacco - 0.0%
Star Scientific, Inc. (I)(L)	6,032	16,166
		3,631,618
Energy - 6.9%
Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc. (I)	2,988	136,821
C&J Energy Services, Inc. (I)(L)	1,388	29,759
CARBO Ceramics, Inc.	1,054	82,570
Dril-Quip, Inc. (I)	1,745	127,472
Forum Energy Technologies, Inc. (I)(L)	1,958	48,461
Geospace Technologies Corp. (I)	8,788	780,990
Gulfmark Offshore, Inc., Class A	16,470	567,392
Heckmann Corp. (I)(L)	7,323	29,512
Helix Energy Solutions Group, Inc. (I)	22,427	462,893
Hornbeck Offshore Services, Inc. (I)	1,706	58,584
ION Geophysical Corp. (I)	2,204	14,348
Lufkin Industries, Inc. (L)	1,706	99,170
Matrix Service Company (I)	1,327	15,261
Oil States International, Inc. (I)	2	143
RigNet, Inc. (I)	372	7,600
RPC, Inc. (L)	2,140	26,194
Tidewater, Inc.	4	179
Vantage Drilling Company (I)	5,744	10,512
		2,497,861
Oil, Gas & Consumable Fuels - 5.7%
Abraxas Petroleum Corp. (I)	4,374	9,579
Alon USA Energy, Inc.	298	5,391
Amyris, Inc. (I)(L)	1,650	5,148
Apco Oil and Gas International, Inc.	488	6,007
Approach Resources, Inc. (I)(L)	1,758	43,968
Berry Petroleum Company, Class A (L)	2,393	80,285
Bill Barrett Corp. (I)(L)	2,439	43,390
BPZ Resources, Inc. (I)(L)	4,776	15,044
Carrizo Oil & Gas, Inc. (I)(L)	119,117	2,491,928
Cheniere Energy, Inc. (I)(L)	9,249	173,696
Clayton Williams Energy, Inc. (I)(L)	314	12,560
Clean Energy Fuels Corp. (I)(L)	3,512	43,724
Cloud Peak Energy, Inc. (I)	1,063	20,548
Contango Oil & Gas Company (L)	656	27,788
CVR Energy, Inc. (I)	567	27,664
Enbridge Energy Management LLC (I)(L)	864	24,961
Energy XXI Bermuda, Ltd. (L)	15,629	503,098
FX Energy, Inc. (I)	2,598	10,678
Goodrich Petroleum Corp. (I)	1,409	13,132
Gran Tierra Energy, Inc. (I)(L)	14,288	78,727
Green Plains Renewable Energy, Inc. (I)	1,268	10,030

The accompanying notes are an integral part of the financial statements.	172
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corp. (I)	2,401	$91,766
Halcon Resources Corp. (I)	7,130	49,340
Hyperdynamics Corp. (I)	5,792	3,463
InterOil Corp. (I)(L)	38,880	2,159,006
James River Coal Company (I)(L)	1,149	3,677
KiOR, Inc., Class A (I)(L)	911	5,840
Kodiak Oil & Gas Corp. (I)	278,950	2,468,708
Magnum Hunter Resources Corp. (I)	8,177	32,626
Matador Resources Company (I)	1,109	9,094
McMoRan Exploration Company (I)(L)	5,337	85,659
Northern Oil and Gas, Inc. (I)(L)	3,063	51,520
Oasis Petroleum, Inc. (I)	3,790	120,522
PDC Energy, Inc. (I)(L)	1,534	50,944
Petroquest Energy, Inc. (I)	2,896	14,335
Quicksilver Resources, Inc. (I)	4,803	13,737
Rentech, Inc. (L)	11,134	29,282
Resolute Energy Corp. (I)	863	7,016
Rex Energy Corp. (I)(L)	220,960	2,876,899
Rosetta Resources, Inc. (I)	2,683	121,701
Sanchez Energy Corp. (I)	580	10,440
SemGroup Corp., Class A (I)	1,908	74,565
Solazyme, Inc. (I)(L)	1,559	12,254
Targa Resources Corp.	521	27,530
Transatlantic Petroleum, Ltd. (I)(L)	7,153	5,937
Triangle Petroleum Corp. (I)	2,224	13,322
Uranium Energy Corp. (I)(L)	4,181	10,703
Vaalco Energy, Inc. (I)	960	8,304
World Fuel Services Corp.	1,830	75,341
ZaZa Energy Corp. (I)	1,363	2,794
		12,083,671
		14,581,532
Financials - 7.8%
Capital Markets - 0.4%
Duff & Phelps Corp., Class A	639	9,981
Epoch Holding Corp.	854	23,827
Evercore Partners, Inc., Class A	451	13,616
Financial Engines, Inc. (I)(L)	2,007	55,694
GAMCO Investors, Inc., Class A	107	5,678
Greenhill & Company, Inc. (L)	1,387	72,110
HFF, Inc., Class A (L)	1,664	24,794
ICG Group, Inc. (I)	1,846	21,100
KBW, Inc.	1,660	25,398
Ladenburg Thalmann
Financial Services, Inc. (I)	5,699	7,979
Oppenheimer Holdings, Inc., Class A	174	3,005
Pzena Investment Management, Inc., Class A	475	2,565
Safeguard Scientifics, Inc. (I)	1,074	15,842
Virtus Investment Partners, Inc. (I)	316	38,217
Waddell & Reed Financial, Inc., Class A	4,357	151,711
Walter Investment Management Corp. (I)(L)	6,655	286,298
WisdomTree Investments, Inc. (I)	4,428	27,099
		784,914
Commercial Banks - 1.4%
BBCN Bancorp, Inc.	3,758	43,480
Boston Private Financial Holdings, Inc. (L)	42,990	387,340
CapitalSource, Inc.	1	8
Cardinal Financial Corp.	1,399	22,762
First Connecticut Bancorp, Inc.	590	8,113
First Horizon National Corp.	12,636	125,223
First Midwest Bancorp, Inc.	39,240	491,285
FNB United Corp. (I)	522	6,055

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial Banks (continued)
Hampton Roads Bankshares, Inc. (I)	714	$850
Home BancShares, Inc.	1,142	37,709
Iberiabank Corp.	10,790	530,005
Investors Bancorp, Inc. (L)	2,270	40,361
Pinnacle Financial Partners, Inc. (I)(L)	28,650	539,766
Signature Bank (I)	2,348	167,506
Sun Bancorp, Inc. (I)	697	2,467
SVB Financial Group (I)	786	43,992
Taylor Capital Group, Inc. (I)	649	11,714
Texas Capital Bancshares, Inc. (I)(L)	12,808	574,055
Webster Financial Corp.	1	21
		3,032,712
Consumer Finance - 0.7%
Credit Acceptance Corp. (I)	623	63,347
DFC Global Corp. (I)(L)	726	13,438
Encore Capital Group, Inc. (I)(L)	22,804	698,258
Ezcorp, Inc., Class A (I)	810	16,087
First Cash Financial Services, Inc. (I)(L)	12,185	604,620
Netspend Holdings, Inc. (I)(L)	1,698	20,070
Portfolio Recovery Associates, Inc. (I)(L)	857	91,579
World Acceptance Corp. (I)(L)	319	23,785
		1,531,184
Diversified Financial Services - 1.7%
MarketAxess Holdings, Inc.	1,890	66,717
Moody’s Corp. (L)	68,970	3,470,570
NewStar Financial, Inc. (I)	1,246	17,456
		3,554,743
Insurance - 1.7%
Amtrust Financial Services, Inc.	763	21,890
Citizens, Inc. (I)(L)	2,026	22,387
eHealth, Inc. (I)	962	26,436
Employers Holdings, Inc.	1,476	30,376
Endurance Specialty Holdings, Ltd.	19,240	763,636
Greenlight Capital Re, Ltd., Class A (I)	768	17,725
Hilltop Holdings, Inc. (I)	2,141	28,989
Horace Mann Educators Corp.	34,860	695,806
Infinity Property & Casualty Corp.	7,546	439,479
Platinum Underwriters Holdings, Ltd. (L)	16,920	778,320
ProAssurance Corp.	16,946	714,952
Stewart Information Services Corp.	323	8,398
		3,548,394
Real Estate Investment Trusts - 1.3%
Alexander’s, Inc.	104	34,403
American Assets Trust, Inc.	1,695	47,341
Apartment Investment & Management
Company, Class A	2,580	69,815
Campus Crest Communities, Inc.	48,141	590,209
Coresite Realty Corp.	1,086	30,039
Cousins Properties, Inc.	1,697	14,170
CubeSmart	31,599	460,397
DuPont Fabros Technology, Inc. (L)	3,210	77,554
Education Realty Trust, Inc.	71,775	763,686
Equity Lifestyle Properties, Inc.	1,298	87,342
Extra Space Storage, Inc.	2,647	96,324
FelCor Lodging Trust, Inc. (I)	3,961	18,498
First Industrial Realty Trust, Inc. (I)	3,074	43,282
Healthcare Trust of America, Inc.	728	7,207
Hudson Pacific Properties, Inc.	1,147	24,156
iStar Financial, Inc. (I)	1,292	10,530
Pebblebrook Hotel Trust	1,492	34,465
Post Properties, Inc.	965	48,202

The accompanying notes are an integral part of the financial statements.	173
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
PS Business Parks, Inc.	986	$64,070
Ryman Hospitality Properties	1,494	57,459
Strategic Hotels & Resorts, Inc. (I)	4,127	26,413
Sunstone Hotel Investors, Inc. (I)	6,933	74,252
Tanger Factory Outlet Centers	4,771	163,168
		2,842,982
Real Estate Management & Development - 0.2%
Altisource Asset Management Corp. (I)	82	6,724
Altisource Portfolio Solutions SA (I)	829	71,837
Altisource Residential Corp., Class B (I)	276	4,372
Forest City Enterprises, Inc., Class A (I)	6,122	98,870
Kennedy-Wilson Holdings, Inc.	783	10,946
Tejon Ranch Company (I)	829	23,278
The St. Joe Company (I)(L)	3,510	81,011
Zillow, Inc., Class A (I)(L)	867	24,059
		321,097
Thrifts & Mortgage Finance - 0.4%
Beneficial Mutual Bancorp, Inc. (I)	1,773	16,844
Doral Financial Corp. (I)	2,399	1,737
EverBank Financial Corp.	1,484	22,126
MGIC Investment Corp. (I)	4,948	13,162
Nationstar Mortgage Holdings, Inc. (I)(L)	24,631	763,068
Ocwen Financial Corp. (I)	2	69
Radian Group, Inc. (L)	3,383	20,670
TFS Financial Corp. (I)	4,697	45,185
		882,861
		16,498,887
Health Care - 18.5%
Biotechnology - 3.7%
Achillion Pharmaceuticals, Inc. (I)(L)	1,546	12,399
Acorda Therapeutics, Inc. (I)	2,030	50,466
Aegerion Pharmaceuticals, Inc. (I)(L)	902	22,902
Affymax, Inc. (I)	1,742	33,098
Alkermes PLC (I)(L)	6,304	116,750
Alnylam Pharmaceuticals, Inc. (I)(L)	1,573	28,707
AMAG Pharmaceuticals, Inc. (I)	765	11,253
Arena Pharmaceuticals, Inc. (I)(L)	7,152	64,511
Ariad Pharmaceuticals, Inc. (I)	8,434	161,764
Arqule, Inc. (I)	2,993	8,350
Array BioPharma, Inc. (I)	175,960	654,571
Astex Pharmaceuticals (I)	87,747	255,344
AVEO Pharmaceuticals, Inc. (I)	1,062	8,549
BioMimetic Therapeutics, Inc. (I)	677	4,901
Biotime, Inc. (I)(L)	877	2,754
Cepheid, Inc. (I)(L)	3,351	113,297
Clovis Oncology, Inc. (I)	380	6,080
Cubist Pharmaceuticals, Inc. (I)(L)	21,469	902,986
Curis, Inc. (I)(L)	4,088	14,022
Dendreon Corp. (I)(L)	7,815	41,263
Dyax Corp. (I)	5,109	17,779
Dynavax Technologies Corp. (I)(L)	172,254	492,646
Emergent Biosolutions, Inc. (I)	1,311	21,028
Exact Sciences Corp. (I)	3,166	33,528
Exelixis, Inc. (I)(L)	9,050	41,359
Genomic Health, Inc. (I)(L)	856	23,335
Geron Corp. (I)(L)	3,455	4,872
Halozyme Therapeutics, Inc. (I)(L)	4,798	32,195
Idenix Pharmaceuticals, Inc. (I)(L)	3,288	15,947
Immunogen, Inc. (I)(L)	2,741	34,948
Immunomedics, Inc. (I)	3,772	11,014
Incyte Corp. (I)(L)	5,970	99,162

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Infinity Pharmaceuticals, Inc. (I)	749	$26,215
InterMune, Inc. (I)	3,326	32,229
Ironwood Pharmaceuticals, Inc. (I)(L)	3,828	42,453
Isis Pharmaceuticals, Inc. (I)(L)	3,112	32,552
Lexicon Pharmaceuticals, Inc. (I)	7,746	17,196
Ligand Pharmaceuticals, Inc., Class B (I)(L)	914	18,956
MannKind Corp. (I)(L)	8,060	18,619
Medivation, Inc. (I)	2	102
Merrimack Pharmaceuticals, Inc. (I)(L)	4,027	24,524
Momenta Pharmaceuticals, Inc. (I)	2,267	26,705
Myriad Genetics, Inc. (I)	27,063	737,467
Neurocrine Biosciences, Inc. (I)	3,318	24,819
NewLink Genetics Corp. (I)	679	8,488
Novavax, Inc. (I)(L)	5,998	11,336
NPS Pharmaceuticals, Inc. (I)(L)	4,373	39,794
Opko Health, Inc. (I)(L)	7,639	36,744
Orexigen Therapeutics, Inc. (I)(L)	3,393	17,881
Osiris Therapeutics, Inc. (I)	849	7,624
Pharmacyclics, Inc. (I)	1	58
Progenics Pharmaceuticals, Inc. (I)	998	2,974
PROLOR Biotech, Inc. (I)	2,367	11,717
Protalix BioTherapeutics, Inc. (I)	3,316	17,210
Raptor Pharmaceutical Corp. (I)(L)	2,525	14,771
Rigel Pharmaceuticals, Inc. (I)	4,316	28,054
Sangamo Biosciences, Inc. (I)(L)	2,565	15,416
Savient Pharmaceuticals, Inc. (I)(L)	3,778	3,967
Seattle Genetics, Inc. (I)(L)	29,172	676,790
SIGA Technologies, Inc. (I)	2,057	5,389
Spectrum Pharmaceuticals, Inc.	3,083	34,499
Sunesis Pharmaceuticals, Inc. (I)	833	3,499
Synageva BioPharma Corp. (I)(L)	616	28,515
Synergy Pharmaceuticals, Inc. (I)	2,310	12,151
Targacept, Inc. (I)	1,309	5,733
TESARO, Inc. (I)	268	4,543
Theravance, Inc. (I)(L)	3,931	87,543
Threshold Pharmaceuticals, Inc. (I)	2,155	9,073
Trius Therapeutics, Inc. (I)	1,217	5,817
United Therapeutics Corp. (I)(L)	41,871	2,236,749
ZIOPHARM Oncology, Inc. (I)(L)	3,497	14,548
		7,684,500
Health Care Equipment & Supplies - 5.0%
Abaxis, Inc. (L)	1,123	41,663
ABIOMED, Inc. (I)(L)	1,777	23,918
Accuray, Inc. (I)	3,372	21,682
Align Technology, Inc. (I)	3,298	91,520
Antares Pharma, Inc. (I)(L)	5,487	20,905
ArthroCare Corp. (I)	1,407	48,668
Atrion Corp.	83	16,268
Cantel Medical Corp.	1,158	34,427
Conceptus, Inc. (I)	1,505	31,620
Cyberonics, Inc. (I)	1,402	73,647
DexCom, Inc. (I)(L)	3,482	47,390
Endologix, Inc. (I)	2,620	37,309
Exactech, Inc. (I)	425	7,204
GenMark Diagnostics, Inc. (I)	1,488	13,392
Greatbatch, Inc. (I)	612	14,223
Haemonetics Corp. (I)(L)	16,036	654,910
HeartWare International, Inc. (I)	575	48,271
Hill-Rom Holdings, Inc.	1,095	31,208
ICU Medical, Inc. (I)(L)	645	39,300
Insulet Corp. (I)(L)	2,435	51,671
Integra LifeSciences Holdings Corp. (I)	1,028	40,061
MAKO Surgical Corp. (I)(L)	74,038	952,869

The accompanying notes are an integral part of the financial statements.	174
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Masimo Corp. (L)	33,677	$707,554
Meridian Bioscience, Inc. (L)	2,092	42,363
Merit Medical Systems, Inc. (I)	2,010	27,939
Natus Medical, Inc. (I)	528	5,903
Navidea Biopharmaceuticals, Inc. (I)(L)	4,797	13,576
Neogen Corp. (I)	12,749	577,785
NuVasive, Inc. (I)	1,100	17,006
NxStage Medical, Inc. (I)	2,686	30,218
OraSure Technologies, Inc. (I)	2,804	20,133
Orthofix International NV (I)	18,970	746,090
Palomar Medical Technologies, Inc. (I)	440	4,052
PhotoMedex, Inc. (I)	658	9,548
Quidel Corp. (I)(L)	1,492	27,856
RTI Biologics, Inc. (I)	2,736	11,683
Sirona Dental Systems, Inc. (I)	37,298	2,404,229
Staar Surgical Company (I)	1,878	11,456
SurModics, Inc. (I)	736	16,457
The Cooper Companies, Inc.	29,514	2,729,455
Thoratec Corp. (I)	12,580	472,002
Tornier BV (I)	716	12,022
Unilife Corp. (I)	4,023	9,132
Volcano Corp. (I)(L)	2,722	64,266
West Pharmaceutical Services, Inc.	1,732	94,827
Wright Medical Group, Inc. (I)(L)	1,808	37,950
Young Innovations, Inc.	305	12,020
		10,447,648
Health Care Providers & Services - 3.1%
Acadia Healthcare Company, Inc. (I)(L)	1,153	26,899
Accretive Health, Inc. (I)	1,985	22,947
Air Methods Corp. (L)	1,767	65,185
AMN Healthcare Services, Inc. (I)	977	11,284
Bio-Reference Labs, Inc. (I)(L)	20,882	599,105
BioScrip, Inc. (I)	2,268	24,426
Brookdale Senior Living, Inc. (I)	4,973	125,916
Capital Senior Living Corp. (I)	1,425	26,633
Catamaran Corp. (I)	25,834	1,217,040
Centene Corp. (I)	2,617	107,297
Chemed Corp. (L)	11,211	768,962
Corvel Corp. (I)	352	15,780
Emeritus Corp. (I)	1,361	33,644
ExamWorks Group, Inc. (I)	1,587	22,202
Gentiva Health Services, Inc. (I)(L)	477	4,794
HealthSouth Corp. (I)	36,084	761,733
Healthways, Inc. (I)	1,691	18,094
HMS Holdings Corp. (I)(L)	35,870	925,625
IPC The Hospitalist Company, Inc. (I)	838	33,277
Kindred Healthcare, Inc. (I)	1	11
Landauer, Inc. (L)	477	29,197
LHC Group, Inc. (I)	413	8,797
Magellan Health Services, Inc. (I)	1,389	68,061
MEDNAX, Inc. (I)(L)	2,524	200,708
Molina Healthcare, Inc. (I)	1,535	41,537
MWI Veterinary Supply, Inc. (I)	614	67,540
PSS World Medical, Inc. (I)	2,553	73,731
Sunrise Senior Living, Inc.	2,956	42,507
Team Health Holdings, Inc. (I)	28,733	826,648
Tenet Healthcare Corp. (I)	5,288	171,701
US Physical Therapy, Inc.	591	16,276
VCA Antech, Inc. (I)	4,232	89,084
WellCare Health Plans, Inc. (I)	2,187	106,485
		6,553,126

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Technology - 0.7%
athenahealth, Inc. (I)	1,826	$134,120
Computer Programs & Systems, Inc. (L)	529	26,630
Epocrates, Inc. (I)(L)	964	8,502
Greenway Medical Technologies, Inc. (I)(L)	733	11,259
HealthStream, Inc. (I)(L)	15,570	378,507
MedAssets, Inc. (I)	43,881	735,884
Medidata Solutions, Inc. (I)	1,242	48,674
Merge Healthcare, Inc. (I)(L)	2,926	7,227
Omnicell, Inc. (I)	11,669	173,518
Quality Systems, Inc.	1,366	23,714
Vocera Communications, Inc. (I)	709	17,796
		1,565,831
Life Sciences Tools & Services - 3.3%
Affymetrix, Inc. (I)	3,168	10,043
Bruker Corp. (I)	4,643	70,899
Charles River
Laboratories International, Inc. (I)	18,145	679,893
Complete Genomics, Inc. (I)	1,090	3,434
Covance, Inc. (I)(L)	52,400	3,027,148
Fluidigm Corp. (I)	1,067	15,269
ICON PLC, ADR (I)	34,058	945,450
Illumina, Inc. (I)(L)	34,230	1,902,846
Luminex Corp. (I)	1,895	31,760
PAREXEL International Corp. (I)	3,055	90,397
Sequenom, Inc. (I)(L)	5,746	27,121
Techne Corp.	1,774	121,235
		6,925,495
Pharmaceuticals - 2.7%
Akorn, Inc. (I)(L)	3,377	45,117
Ampio Pharmaceuticals, Inc. (I)(L)	1,485	5,331
Auxilium Pharmaceuticals, Inc. (I)	2,505	46,418
AVANIR Pharmaceuticals, Inc., Class A (I)	4,106	10,799
Cadence Pharmaceuticals, Inc. (I)	3,141	15,045
Corcept Therapeutics, Inc. (I)	2,128	3,043
Depomed, Inc. (I)(L)	66,219	409,896
Endocyte, Inc. (I)(L)	1,390	12,482
Forest Laboratories, Inc.
(German Exchange) (I)	767	445
Hi-Tech Pharmacal Company, Inc. (L)	540	18,889
Impax Laboratories, Inc. (I)(L)	38,258	783,906
Jazz Pharmaceuticals PLC (I)(L)	14,757	785,072
MAP Pharmaceuticals, Inc. (I)(L)	1,383	21,727
Nektar Therapeutics (I)	3,727	27,617
Obagi Medical Products, Inc. (I)	969	13,169
Optimer Pharmaceuticals, Inc. (I)(L)	2,313	20,933
Pain Therapeutics, Inc. (I)	1,761	4,772
Pozen, Inc. (I)	1,375	6,889
Questcor Pharmaceuticals, Inc. (L)	9,978	266,612
Sagent Pharmaceuticals, Inc. (I)(L)	505	8,125
Salix Pharmaceuticals, Ltd. (I)	19,432	786,607
Santarus, Inc. (I)(L)	2,706	29,712
Sciclone Pharmaceuticals, Inc. (I)(L)	2,379	10,253
Supernus Pharmaceuticals, Inc. (I)	239	1,714
The Medicines Company (I)	2,713	65,031
ViroPharma, Inc. (I)	3,485	79,319
Vivus, Inc. (I)(L)	5,091	68,321
Watson Pharmaceuticals, Inc. (I)	25,580	2,199,880
XenoPort, Inc. (I)	1,094	8,500
		5,755,624
		38,932,224

The accompanying notes are an integral part of the financial statements.	175
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 21.1%
Aerospace & Defense - 2.8%
Aerovironment, Inc. (I)	916	$19,914
American Science & Engineering, Inc.	426	27,779
Astronics Corp. (I)	502	11,486
B/E Aerospace, Inc. (I)	62,130	3,069,222
Cubic Corp.	284	13,623
DigitalGlobe, Inc. (I)(L)	28,994	708,613
GenCorp, Inc. (I)(L)	2,472	22,619
GeoEye, Inc. (I)	512	15,734
HEICO Corp. (L)	752	33,660
HEICO Corp., Class A	1,516	48,482
Hexcel Corp. (I)	31,960	861,642
Moog, Inc., Class A (I)	1,991	81,691
National Presto Industries, Inc. (L)	249	17,206
Orbital Sciences Corp. (I)	2,985	41,103
Taser International, Inc. (I)	2,665	23,825
Teledyne Technologies, Inc. (I)	1,154	75,091
The KEYW Holding Corp. (I)(L)	1,108	14,061
Triumph Group, Inc.	13,795	900,814
		5,986,565
Air Freight & Logistics - 1.9%
Echo Global Logistics, Inc. (I)	706	12,687
Forward Air Corp.	1,476	51,675
Hub Group, Inc., Class A (I)(L)	68,382	2,297,635
Pacer International, Inc. (I)	653	2,547
UTi Worldwide, Inc.	126,498	1,695,073
XPO Logistics, Inc. (I)(L)	832	14,460
		4,074,077
Airlines - 0.9%
Alaska Air Group, Inc. (I)	3,582	154,348
Allegiant Travel Company	10,863	797,453
Hawaiian Holdings, Inc. (I)	842	5,532
JetBlue Airways Corp. (I)	7,977	45,549
Republic Airways Holdings, Inc. (I)	788	4,476
SkyWest, Inc.	906	11,289
Spirit Airlines, Inc. (I)	38,603	684,045
US Airways Group, Inc. (I)	8,244	111,294
		1,813,986
Building Products - 0.4%
AAON, Inc. (L)	924	19,284
American Woodmark Corp. (I)	507	14,105
AO Smith Corp.	9,687	610,959
Armstrong World Industries, Inc.	1,344	68,181
Fortune Brands Home & Security, Inc. (I)	8	234
Griffon Corp.	1,706	19,551
Simpson Manufacturing Company, Inc. (L)	675	22,133
Trex Company, Inc. (I)	722	26,880
USG Corp. (I)(L)	1,918	53,838
		835,165
Commercial Services & Supplies - 2.7%
ARC Document Solutions, Inc. (I)	737	1,887
Clean Harbors, Inc. (I)	2,438	134,114
Corrections Corp. of America	23,791	843,867
Covanta Holding Corp.	54,715	1,007,850
EnerNOC, Inc. (I)	1,198	14,077
Healthcare Services Group, Inc.	3,245	75,381
Herman Miller, Inc.	2,960	63,403
InnerWorkings, Inc. (I)(L)	51,931	715,609
Interface, Inc. (L)	1,565	25,165
KAR Auction Services, Inc.	2,075	41,998

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Knoll, Inc.	2,422	$37,202
Mobile Mini, Inc. (I)	1,969	41,014
Quad/Graphics, Inc. (L)	29,474	600,975
Rollins, Inc.	32,802	722,956
Standard Parking Corp. (I)	810	17,812
Sykes Enterprises, Inc. (I)(L)	2,022	30,775
Team, Inc. (I)	956	36,366
Tetra Tech, Inc. (I)	28,614	756,840
UniFirst Corp.	7,846	575,269
		5,742,560
Construction & Engineering - 2.6%
Aegion Corp. (I)(L)	1,990	44,158
Dycom Industries, Inc. (I)	601	11,900
Furmanite Corp. (I)	1,902	10,214
Layne Christensen Company (I)	646	15,678
MasTec, Inc. (I)(L)	112,296	2,799,539
MYR Group, Inc. (I)	1,022	22,740
Orion Marine Group, Inc. (I)(L)	725	5,300
Primoris Services Corp.	1,422	21,387
Quanta Services, Inc. (I)	86,010	2,347,213
The Shaw Group, Inc. (I)	2,177	101,470
		5,379,599
Electrical Equipment - 2.5%
Acuity Brands, Inc.	1,075	72,810
American Superconductor Corp. (I)	1,004	2,630
AZZ, Inc.	18,224	700,348
Belden, Inc.	82,520	3,712,575
Capstone Turbine Corp. (I)(L)	15,362	13,672
Ener1, Inc. (I)	28	0
Franklin Electric Company, Inc. (L)	1,010	62,792
II-VI, Inc. (I)(L)	2,708	49,475
Polypore International, Inc. (I)(L)	2,362	109,833
Preformed Line Products Company	38	2,258
Regal-Beloit Corp.	7,530	530,639
Thermon Group Holdings, Inc. (I)	1,244	28,027
		5,285,059
Industrial Conglomerates - 0.0%
Raven Industries, Inc. (L)	1,747	46,051
Seaboard Corp.	18	45,538
		91,589
Machinery - 1.9%
Actuant Corp., Class A (L)	3,516	98,132
Astec Industries, Inc. (L)	972	32,397
Barnes Group, Inc.	814	18,282
Blount International, Inc. (I)	2,349	37,161
Chart Industries, Inc. (I)(L)	6,829	455,289
CLARCOR, Inc.	1,655	79,076
Colfax Corp. (I)(L)	2,860	115,401
Commercial Vehicle Group, Inc. (I)	1,274	10,460
EnPro Industries, Inc. (I)(L)	1,044	42,700
Graco, Inc.	3,075	158,332
Hyster-Yale Materials Handling, Inc.	106	5,173
Hyster-Yale Materials Handling, Inc., Class B	95	4,636
John Bean Technologies Corp.	1,456	25,873
Kennametal, Inc.	2	80
Lincoln Electric Holdings, Inc.	4,029	196,132
Lindsay Corp.	645	51,677
Meritor, Inc. (I)	4,747	22,453
Middleby Corp. (I)(L)	4,400	564,124
Mueller Industries, Inc.	729	36,472
Mueller Water Products, Inc., Class A	7,949	44,594

The accompanying notes are an integral part of the financial statements.	176
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Navistar International Corp. (I)(L)	2,811	$61,195
Nordson Corp.	3	189
PMFG, Inc. (I)	847	7,699
Proto Labs, Inc. (I)	742	29,250
RBC Bearings, Inc. (I)	1,131	56,629
Rexnord Corp. (I)(L)	1,453	30,949
Robbins & Myers, Inc.	964	57,310
Sauer-Danfoss, Inc.	400	21,348
Sun Hydraulics Corp.	1,042	27,175
Tennant Company	848	37,270
The Gorman-Rupp Company (L)	760	22,671
The Manitowoc Company, Inc. (L)	6,377	99,991
The Toro Company	14,483	622,479
Titan International, Inc.	802	17,419
Trimas Corp. (I)	21,384	597,897
Valmont Industries, Inc.	1,216	166,045
Wabtec Corp.	2	175
Woodward, Inc. (L)	3,140	119,728
		3,973,863
Marine - 0.1%
Genco Shipping & Trading, Ltd. (I)	613	2,139
Kirby Corp. (I)(L)	2,552	157,943
		160,082
Professional Services - 2.1%
Acacia Research Corp. (I)	2,521	64,664
Exponent, Inc. (I)	11,195	625,017
Hill International, Inc. (I)	638	2,335
Huron Consulting Group, Inc. (I)	17,033	573,842
IHS, Inc., Class A (I)	21,900	2,102,400
Insperity, Inc.	1,105	35,979
Kforce, Inc.	1,524	21,839
Korn/Ferry International (I)	1,236	19,603
Mistras Group, Inc. (I)(L)	869	21,456
On Assignment, Inc. (I)	2,254	45,711
Pendrell Corp. (I)	3,308	4,201
Resources Connection, Inc.	2,115	25,253
RPX Corp. (I)	905	8,181
The Advisory Board Company (I)	1,756	82,163
The Corporate Executive Board Company	16,421	779,341
The Dolan Company (I)	935	3,637
TrueBlue, Inc. (I)	1,039	16,364
WageWorks, Inc. (I)	769	13,688
		4,445,674
Road & Rail - 0.8%
Amerco, Inc.	196	24,855
Avis Budget Group, Inc. (I)(L)	5,396	106,949
Celadon Group, Inc.	22,796	411,924
Con-way, Inc.	2,838	78,953
Genesee & Wyoming, Inc., Class A (I)	2,246	170,876
Heartland Express, Inc. (L)	1,690	22,088
Knight Transportation, Inc.	3,035	44,402
Landstar System, Inc.	2,370	124,330
Old Dominion Freight Line, Inc. (I)	18,955	649,777
Patriot Transportation Holding, Inc. (I)	144	4,094
Quality Distribution, Inc. (I)	526	3,156
Roadrunner Transportation Systems, Inc. (I)	716	12,988
Swift Transportation Company (I)	4,410	40,219
Zipcar, Inc. (I)(L)	1,334	10,992
		1,705,603
Trading Companies & Distributors - 2.4%
Air Lease Corp. (I)	1,892	40,678

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Applied Industrial Technologies, Inc.	1,921	$80,701
Beacon Roofing Supply, Inc. (I)(L)	2,388	79,473
CAI International, Inc. (I)	217	4,763
DXP Enterprises, Inc. (I)	496	24,339
Edgen Group, Inc. (I)	747	5,274
Kaman Corp. (L)	430	15,824
MRC Global, Inc. (I)	76,457	2,123,975
Rush Enterprises, Inc., Class A (I)(L)	1,398	28,897
Titan Machinery, Inc. (I)	450	11,115
United Rentals, Inc. (I)	3,999	182,034
Watsco, Inc. (L)	886	66,361
WESCO International, Inc. (I)(L)	34,356	2,316,625
		4,980,059
		44,473,881
Information Technology - 20.3%
Communications Equipment - 1.3%
Acme Packet, Inc. (I)(L)	2,964	65,564
ADTRAN, Inc.	20,710	404,673
Anaren, Inc. (I)	193	3,754
Aruba Networks, Inc. (I)(L)	5,690	118,068
Calix, Inc. (I)(L)	1,586	12,196
Ciena Corp. (I)	5,077	79,709
Digi International, Inc. (I)	1,269	12,017
EchoStar Corp., Class A (I)	1	34
Extreme Networks, Inc. (I)	4,118	14,990
Finisar Corp. (I)(L)	4,725	77,018
Globecomm Systems, Inc. (I)(L)	1,057	11,944
Infinera Corp. (I)	3,632	21,102
InterDigital, Inc. (L)	2,163	88,899
Ixia (I)	45,194	767,394
JDS Uniphase Corp. (I)	11,765	159,298
Loral Space & Communications, Inc.	484	26,455
NETGEAR, Inc. (I)(L)	1,928	76,002
Oclaro, Inc. (I)	2,443	3,836
Oplink Communications, Inc. (I)	876	13,648
Plantronics, Inc. (L)	2,145	79,086
Polycom, Inc. (I)	3,134	32,782
Procera Networks, Inc. (I)	997	18,494
RADWARE, Ltd., ADR (I)	19,306	637,098
Riverbed Technology, Inc. (I)	227	4,475
ShoreTel, Inc. (I)	2,236	9,481
Sonus Networks, Inc. (I)(L)	10,859	18,460
ViaSat, Inc. (I)(L)	2,098	81,612
		2,838,089
Computers & Peripherals - 0.4%
3D Systems Corp. (I)	2,531	135,029
Cray, Inc. (I)	1,070	17,067
Diebold, Inc.	13,080	400,379
Electronics for Imaging, Inc. (I)	2,354	44,702
Fusion-io, Inc. (I)(L)	2,657	60,925
Imation Corp. (I)	567	2,648
Intermec, Inc. (I)	832	8,204
Intevac, Inc. (I)	612	2,797
NCR Corp. (I)	2,824	71,956
QLogic Corp. (I)	4,769	46,402
Quantum Corp. (I)(L)	12,120	15,029
Silicon Graphics International Corp. (I)(L)	1,651	16,890
STEC, Inc. (I)	1,905	9,392
Synaptics, Inc. (I)	1,671	50,080
		881,500

The accompanying notes are an integral part of the financial statements.	177
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 2.1%
Agilysys, Inc. (I)	363	$3,038
Anixter International, Inc.	1,434	91,747
Badger Meter, Inc. (L)	342	16,214
Cognex Corp.	1,031	37,961
Coherent, Inc. (L)	1,201	60,795
DTS, Inc. (I)	974	16,266
Echelon Corp. (I)	1,731	4,241
FARO Technologies, Inc. (I)(L)	853	30,435
FEI Company	1,837	101,880
Insight Enterprises, Inc. (I)	126,460	2,196,610
InvenSense, Inc. (I)	1,675	18,609
IPG Photonics Corp. (L)	1,685	112,305
Littelfuse, Inc.	1,108	68,375
Maxwell Technologies, Inc. (I)	1,423	11,797
Measurement Specialties, Inc. (I)	742	25,495
Mercury Computer Systems, Inc. (I)	1,601	14,729
MTS Systems Corp.	816	41,559
Multi-Fineline Electronix, Inc. (I)	159	3,213
National Instruments Corp.	4,962	128,069
OSI Systems, Inc. (I)	17,800	1,139,912
Plexus Corp. (I)	1,773	45,743
RealD, Inc. (I)(L)	2,121	23,776
Rogers Corp. (I)	830	41,218
ScanSource, Inc. (I)	1,395	44,319
Universal Display Corp. (I)(L)	2,121	54,340
		4,332,646
Internet Software & Services - 2.2%
Angie’s List, Inc. (I)(L)	1,328	15,923
Bazaarvoice, Inc. (I)	1,927	18,017
Blucora, Inc. (I)	1,969	30,933
Brightcove, Inc. (I)	1,173	10,604
Carbonite, Inc. (I)	403	3,728
comScore, Inc. (I)(L)	1,585	21,841
Constant Contact, Inc. (I)	94,189	1,338,426
Cornerstone OnDemand, Inc. (I)(L)	1,259	37,178
CoStar Group, Inc. (I)(L)	6,873	614,240
Dealertrack Holdings, Inc. (I)	2,164	62,150
Demand Media, Inc. (I)	1,518	14,102
Demandware, Inc. (I)	591	16,146
Dice Holdings, Inc. (I)(L)	2,353	21,601
Envestnet, Inc. (I)	576	8,035
ExactTarget, Inc. (I)(L)	1,678	33,560
Internap Network Services Corp. (I)	2,469	17,135
Keynote Systems, Inc.	386	5,439
KIT Digital, Inc. (I)	2,355	1,130
Limelight Networks, Inc. (I)(L)	3,179	7,057
Liquidity Services, Inc. (I)(L)	1,180	48,215
LivePerson, Inc. (I)	55,929	734,907
LogMeIn, Inc. (I)	1,084	24,292
MercadoLibre, Inc.	1,682	132,155
Millennial Media, Inc. (I)	1,369	17,154
Move, Inc. (I)	1,725	13,093
NIC, Inc. (L)	33,180	542,161
OpenTable, Inc. (I)(L)	917	44,750
Perficient, Inc. (I)	1,569	18,483
Responsys, Inc. (I)(L)	885	5,275
Saba Software, Inc. (I)	874	7,639
SciQuest, Inc. (I)	977	15,495
SPS Commerce, Inc. (I)(L)	10,574	394,093
Stamps.com, Inc. (I)	724	18,245
The Active Network, Inc. (I)	1,968	9,663
Travelzoo, Inc. (I)	403	7,653
ValueClick, Inc. (I)	3,623	70,322

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
VistaPrint NV (I)(L)	1,471	$48,337
Vocus, Inc. (I)	489	8,499
WebMD Health Corp. (I)	2,542	36,452
XO Group, Inc. (I)	827	7,691
Yelp, Inc. (I)	413	7,785
Zix Corp. (I)	93,540	261,912
		4,751,516
IT Services - 3.2%
Acxiom Corp. (I)	3,806	66,453
Alliance Data Systems Corp. (I)(L)	14,060	2,035,326
Cardtronics, Inc. (I)	26,150	620,801
CoreLogic, Inc. (I)	28,438	765,551
DST Systems, Inc.	1,717	104,050
EPAM Systems, Inc. (I)	427	7,729
Euronet Worldwide, Inc. (I)	2,318	54,705
ExlService Holdings, Inc. (I)	1,208	32,012
FleetCor Technologies, Inc. (I)	2,760	148,074
Forrester Research, Inc.	789	21,145
Heartland Payment Systems, Inc.	18,492	545,514
Higher One Holdings, Inc. (I)(L)	1,418	14,946
iGATE Corp. (I)	1,574	24,822
Jack Henry & Associates, Inc.	4,157	163,204
MAXIMUS, Inc.	14,324	905,563
MoneyGram International, Inc. (I)(L)	892	11,855
NeuStar, Inc., Class A (I)	3,371	141,346
Sapient Corp. (I)	5,578	58,904
ServiceSource International, Inc. (I)	2,118	12,390
Syntel, Inc. (I)	849	45,498
TNS, Inc. (I)	1,265	26,223
Unisys Corp. (I)(L)	2,108	36,468
Virtusa Corp. (I)	995	16,348
WEX, Inc. (I)	10,715	807,590
		6,666,517
Office Electronics - 0.0%
Zebra Technologies Corp., Class A (I)	2,620	102,914
Semiconductors & Semiconductor Equipment - 4.4%
Altera Corp.	54,500	1,876,980
Applied Micro Circuits Corp. (I)(L)	3,325	27,930
Cabot Microelectronics Corp. (L)	1,179	41,866
Cavium, Inc. (I)	18,105	565,057
Ceva, Inc. (I)	1,134	17,861
Cirrus Logic, Inc. (I)(L)	3,278	94,964
Cohu, Inc.	557	6,038
Cymer, Inc. (I)	1,496	135,283
Diodes, Inc. (I)(L)	17,801	308,847
Entegris, Inc. (I)	6,957	63,865
Entropic Communications, Inc. (I)(L)	4,327	22,890
Exar Corp. (I)	1,978	17,604
Fairchild Semiconductor International, Inc. (I)	114,700	1,651,680
First Solar, Inc. (I)	1,080	33,350
FormFactor, Inc. (I)	873	3,981
GT Advanced Technologies, Inc. (I)(L)	6,129	18,510
Hittite Microwave Corp. (I)(L)	1,438	89,300
Inphi Corp. (I)	962	9,216
Integrated Device Technology, Inc. (I)	2,577	18,812
Intermolecular, Inc. (I)	560	4,984
IXYS Corp.	1,281	11,708
Kopin Corp. (I)	3,280	10,922
Lattice Semiconductor Corp. (I)	5,893	23,513
LTX-Credence Corp. (I)	2,528	16,584
M/A-COM Technology
Solutions Holdings, Inc. (I)	568	8,503

The accompanying notes are an integral part of the financial statements.	178
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Magnachip Semiconductor Corp. (I)	1,094	$17,416
MaxLinear, Inc., Class A (I)	1,132	5,683
Micrel, Inc. (L)	2,534	24,073
Microsemi Corp. (I)	1,575	33,138
MIPS Technologies, Inc. (I)	2,491	19,480
MKS Instruments, Inc.	938	24,182
Monolithic Power Systems, Inc. (L)	122,601	2,731,550
Nanometrics, Inc. (I)(L)	1,146	16,525
NVE Corp. (I)(L)	3,382	187,667
OmniVision Technologies, Inc. (I)(L)	948	13,348
Power Integrations, Inc. (L)	1,470	49,407
Rambus, Inc. (I)	5,139	25,078
RF Micro Devices, Inc. (I)	14,017	62,796
Rubicon Technology, Inc. (I)	954	5,829
Semtech Corp. (I)	3,323	96,201
Sigma Designs, Inc. (I)	819	4,218
Silicon Image, Inc. (I)	4,128	20,475
Silicon Laboratories, Inc. (I)	2,011	84,080
STR Holdings, Inc. (I)	463	1,167
Supertex, Inc.	236	4,142
Teradyne, Inc. (I)	3,330	56,244
TriQuint Semiconductor, Inc. (I)	8,280	40,075
Ultratech, Inc. (I)	1,333	49,721
Veeco Instruments, Inc. (I)	1,984	58,568
Volterra Semiconductor Corp. (I)	31,862	547,071
		9,258,382
Software - 6.7%
Accelrys, Inc. (I)	2,783	25,186
ACI Worldwide, Inc. (I)	1,990	86,943
Actuate Corp. (I)	2,408	13,485
Advent Software, Inc. (I)(L)	75,467	1,613,484
Allot Communications, Ltd. (I)	28,762	512,539
Aspen Technology, Inc. (I)	25,342	700,453
Blackbaud, Inc.	2,290	52,281
Bottomline Technologies, Inc. (I)(L)	1,866	49,244
BroadSoft, Inc. (I)	1,114	40,472
Cadence Design Systems, Inc. (I)(L)	13,950	188,465
Clicksoftware Technologies, Ltd.	48,662	409,247
CommVault Systems, Inc. (I)	14,187	988,976
Compuware Corp. (I)	5,467	59,426
Comverse Technology, Inc. (I)	11,104	42,639
Comverse, Inc. (I)	1,105	31,526
Concur Technologies, Inc. (I)(L)	2,373	160,225
Ebix, Inc. (L)	1,889	30,356
Ellie Mae, Inc. (I)	1,023	28,388
Fair Isaac Corp.	1,719	72,250
Guidewire Software, Inc. (I)(L)	1,928	57,300
Imperva, Inc. (I)	294	9,270
Infoblox, Inc. (I)	1,407	25,284
Interactive Intelligence Group (I)(L)	795	26,664
Jive Software, Inc. (I)	951	13,818
Manhattan Associates, Inc. (I)	1,016	61,305
Mentor Graphics Corp. (I)	39,480	671,950
MICROS Systems, Inc. (I)	32,100	1,362,324
MicroStrategy, Inc., Class A (I)	444	41,461
Monotype Imaging Holdings, Inc.	1,840	29,403
Netscout Systems, Inc. (I)	20,443	531,314
NetSuite, Inc. (I)	1	67
NICE Systems, Ltd., ADR (I)	18,603	622,828
Parametric Technology Corp. (I)	6,040	135,960
Pegasystems, Inc.	883	20,026
Progress Software Corp. (I)	1,122	23,551
Proofpoint, Inc. (I)	715	8,802

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
PROS Holdings, Inc. (I)	1,062	$19,424
QLIK Technologies, Inc. (I)(L)	3,903	84,773
RealPage, Inc. (I)	1,859	40,099
Rosetta Stone, Inc. (I)(L)	645	7,959
Rovi Corp. (I)	178,832	2,759,378
Seachange International, Inc. (I)	1,506	14,563
SolarWinds, Inc. (I)	3,013	158,032
Sourcefire, Inc. (I)(L)	1,514	71,491
Splunk, Inc. (I)	2,209	64,105
SS&C Technologies Holdings, Inc. (I)	2,199	50,841
Synchronoss Technologies, Inc. (I)(L)	1,470	31,002
Tangoe, Inc. (I)	48,210	572,253
TeleNav, Inc. (I)	811	6,472
TiVo, Inc. (I)	4,104	50,561
Tyler Technologies, Inc. (I)	13,543	656,023
Ultimate Software Group, Inc. (I)	6,664	629,148
VASCO Data Security International, Inc. (I)	1,597	13,032
Verint Systems, Inc. (I)(L)	1,217	35,731
VirnetX Holding Corp. (I)(L)	2,074	60,727
Websense, Inc. (I)	1,834	27,583
		14,100,109
		42,931,673
Materials - 3.7%
Chemicals - 2.5%
American Vanguard Corp.	21,979	682,888
Arabian American
Development Company (I)(L)	951	7,903
Balchem Corp. (L)	16,798	611,447
Calgon Carbon Corp. (I)(L)	1,001	14,194
Chemtura Corp. (I)	2,488	52,895
Flotek Industries, Inc. (I)	28,909	352,690
FMC Corp.	37,810	2,212,641
Georgia Gulf Corp. (L)	620	25,594
H.B. Fuller Company	2,533	88,199
Hawkins, Inc. (L)	488	18,856
Innospec, Inc. (L)	1,049	36,180
Intrepid Potash, Inc. (L)	2,859	60,868
Koppers Holdings, Inc. (L)	1,048	39,981
LSB Industries, Inc. (I)	959	33,968
NewMarket Corp. (L)	1,954	512,339
OMNOVA Solutions, Inc. (I)	2,271	15,920
PolyOne Corp.	18,313	373,951
Stepan Company	318	17,662
Tredegar Corp.	409	8,352
Zep, Inc.	974	14,065
		5,180,593
Construction Materials - 0.1%
Eagle Materials, Inc.	2,334	136,539
Headwaters, Inc. (I)	1,572	13,456
Texas Industries, Inc. (I)	277	14,130
United States Lime & Minerals, Inc. (I)	105	4,948
		169,073
Containers & Packaging - 0.2%
Graphic Packaging Holding Company (I)	6,996	45,194
Silgan Holdings, Inc.	8,935	371,607
		416,801
Metals & Mining - 0.2%
Allied Nevada Gold Corp. (I)(L)	4,320	130,162
Carpenter Technology Corp.	788	40,684
Century Aluminum Company (I)	946	8,287

The accompanying notes are an integral part of the financial statements.	179
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Coeur d’Alene Mines Corp. (I)(L)	2,280	$56,088
General Moly, Inc. (I)(L)	3,063	12,283
Globe Specialty Metals, Inc. (L)	3,233	44,454
Gold Resource Corp. (L)	1,593	24,548
Golden Minerals Company (I)	828	3,801
McEwen Mining, Inc. (I)(L)	11,213	42,946
Midway Gold Corp. (I)	4,926	6,847
Molycorp, Inc. (I)(L)	2,002	18,899
Noranda Aluminum Holding Corp.	579	3,538
Paramount Gold and Silver Corp. (I)(L)	6,483	15,041
Royal Gold, Inc.	1	81
Stillwater Mining Company (I)(L)	5,882	75,172
U.S. Silica Holdings, Inc.	666	11,142
		493,973
Paper & Forest Products - 0.7%
Buckeye Technologies, Inc.	23,657	679,192
Deltic Timber Corp. (L)	577	40,748
KapStone Paper and Packaging Corp.	26,533	588,767
Louisiana-Pacific Corp. (I)	6,987	134,989
Schweitzer-Mauduit International, Inc.	787	30,717
		1,474,413
		7,734,853
Telecommunication Services - 2.6%
Diversified Telecommunication Services - 1.9%
Atlantic Tele-Network, Inc.	164	6,020
Cbeyond, Inc. (I)	1,574	14,229
Cincinnati Bell, Inc. (I)(L)	9,507	52,098
Cogent Communications Group, Inc. (L)	146,653	3,320,204
Elephant Talk Communications, Inc. (I)	1,735	1,735
General Communication, Inc., Class A (I)	1,476	14,155
inContact, Inc. (I)(L)	74,526	386,045
tw telecom, Inc. (I)(L)	7,665	195,228
		3,989,714
Wireless Telecommunication Services - 0.7%
Boingo Wireless, Inc. (I)(L)	738	5,572
Clearwire Corp., Class A (I)	16,653	48,127
Leap Wireless International, Inc. (I)	1,296	8,618
NII Holdings, Inc. (I)(L)	206,304	1,470,948
		1,533,265
		5,522,979
Utilities - 0.0%
Independent Power Producers & Energy Traders - 0.0%
NRG Energy, Inc.	3,098	71,223
TOTAL COMMON STOCKS (Cost $177,133,748)		$205,528,142

WARRANTS - 0.0%
Energy - 0.0%
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I)(L)	8,357	167
TOTAL WARRANTS (Cost $0)		$167

SECURITIES LENDING COLLATERAL - 26.1%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	5,493,290	54,973,555
TOTAL SECURITIES LENDING
COLLATERAL (Cost $54,977,157)		$54,973,555

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 3.2%
Money Market Funds - 1.4%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	2,970,516	2,970,516
Repurchase Agreement - 1.8%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $3,808,002 on 01/02/2013,
collateralized by $3,750,000 U.S. Treasury
Notes 0.750%-2.125% due
12/31/2015-12/31/2017 (valued at
$3,891,438, including interest)	$3,808,000	$3,808,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,778,516)		$6,778,516
Total Investments (Smaller Company Growth Trust)
(Cost $238,889,421) - 126.7%		$267,280,380
Other assets and liabilities, net - (26.7%)		(56,286,739)
TOTAL NET ASSETS - 100.0%		$210,993,641

U.S. Equity Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 99.1%
Consumer Discretionary - 7.6%
Auto Components - 0.1%
Delphi Automotive PLC (I)	13,700	$524,025
Automobiles - 0.4%
General Motors Company (I)	128,400	3,701,771
Distributors - 0.2%
Genuine Parts Company (L)	26,900	1,710,302
Diversified Consumer Services - 0.0%
Apollo Group, Inc., Class A (I)	10,900	228,028
Capella Education Company (I)	500	14,115
ITT Educational Services, Inc. (I)(L)	1,700	29,427
		271,570
Hotels, Restaurants & Leisure - 2.4%
Burger King Worldwide, Inc.	4,900	80,556
McDonald’s Corp.	202,051	17,822,919
Panera Bread Company, Class A (I)	5,550	881,507
Starbucks Corp.	72,000	3,860,640
		22,645,622
Household Durables - 0.1%
Beazer Homes USA, Inc. (I)(L)	3,100	52,359
Whirlpool Corp.	3,800	386,650
		439,009
Internet & Catalog Retail - 0.0%
Liberty Interactive Corp., Series A (I)	17,200	338,496
Nutrisystem, Inc.	1,500	12,285
		350,781
Media - 0.3%
Arbitron, Inc.	4,800	224,064
DIRECTV (I)	10,500	526,680
Discovery Communications, Inc., Series C (I)	3,800	222,300
Gannett Company, Inc.	27,000	486,270
Lamar Advertising Company, Class A (I)	17,100	662,625
Omnicom Group, Inc.	11,100	554,556

The accompanying notes are an integral part of the financial statements.	180
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Valassis Communications, Inc. (L)	2,200	$56,716
		2,733,211
Multiline Retail - 0.7%
Dollar Tree, Inc. (I)	46,360	1,880,362
Family Dollar Stores, Inc.	10,100	640,441
J.C. Penney Company, Inc. (L)	21,400	421,794
Kohl’s Corp.	9,000	386,820
Sears Holdings Corp. (I)(L)	26,700	1,104,312
Target Corp.	33,300	1,970,361
		6,404,090
Specialty Retail - 2.1%
Aeropostale, Inc. (I)	12,600	163,926
AutoNation, Inc. (I)	19,300	766,210
AutoZone, Inc. (I)	2,100	744,303
Barnes & Noble, Inc. (I)	4,700	70,923
Bed Bath & Beyond, Inc. (I)	19,600	1,095,836
Best Buy Company, Inc. (L)	25,000	296,250
GameStop Corp., Class A (L)	13,992	351,059
Lowe’s Companies, Inc.	32,200	1,143,744
RadioShack Corp. (L)	7,700	16,324
Ross Stores, Inc.	45,800	2,480,070
Staples, Inc. (L)	44,400	506,160
The Gap, Inc.	28,200	875,328
The Home Depot, Inc.	59,000	3,649,150
TJX Companies, Inc.	169,200	7,182,540
		19,341,823
Textiles, Apparel & Luxury Goods - 1.3%
Coach, Inc.	45,600	2,531,256
NIKE, Inc., Class B	146,020	7,534,632
VF Corp.	12,010	1,813,150
		11,879,038
		70,001,242
Consumer Staples - 21.4%
Beverages - 5.8%
Beam, Inc.	6,400	390,976
Brown-Forman Corp., Class B	26,598	1,682,324
Monster Beverage Corp. (I)	30,740	1,625,531
PepsiCo, Inc.	310,976	21,280,088
The Coca-Cola Company	810,900	29,395,125
		54,374,044
Food & Staples Retailing - 3.4%
Sysco Corp. (L)	120,400	3,811,864
Wal-Mart Stores, Inc.	391,080	26,683,388
Walgreen Company	19,200	710,592
		31,205,844
Food Products - 1.7%
Campbell Soup Company (L)	27,700	966,453
Dean Foods Company (I)	16,100	265,811
Diamond Foods, Inc.	1,700	23,239
Flowers Foods, Inc.	10,100	235,027
General Mills, Inc.	131,100	5,297,751
H.J. Heinz Company	25,100	1,447,768
Hormel Foods Corp. (L)	33,100	1,033,051
Kellogg Company	39,900	2,228,415
McCormick & Company, Inc., Non-
Voting Shares	25,400	1,613,662
The Hershey Company	32,300	2,332,706
		15,443,883

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household Products - 6.0%
Church & Dwight Company, Inc.	29,400	$1,574,958
Colgate-Palmolive Company	95,390	9,972,071
Kimberly-Clark Corp.	60,700	5,124,901
The Clorox Company	25,900	1,896,398
The Procter & Gamble Company	548,900	37,264,821
		55,833,149
Personal Products - 0.4%
Herbalife, Ltd. (L)	21,800	718,092
Nu Skin Enterprises, Inc., Class A (L)	10,300	381,615
The Estee Lauder Companies, Inc., Class A	46,762	2,799,173
		3,898,880
Tobacco - 4.1%
Lorillard, Inc.	26,590	3,102,255
Philip Morris International, Inc.	384,684	32,174,970
Reynolds American, Inc.	63,600	2,634,948
		37,912,173
		198,667,973
Energy - 3.1%
Energy Equipment & Services - 0.0%
Gulfmark Offshore, Inc., Class A	3,500	120,575
Oil, Gas & Consumable Fuels - 3.1%
Apache Corp.	26,390	2,071,615
Chevron Corp.	125,771	13,600,876
ConocoPhillips	13,700	794,463
Exxon Mobil Corp.	67,300	5,824,815
James River Coal Company (I)(L)	9,100	29,120
Marathon Oil Corp.	34,100	1,045,506
Marathon Petroleum Corp.	17,200	1,083,600
Occidental Petroleum Corp.	20,035	1,534,881
Overseas Shipholding Group, Inc. (I)(L)	14,400	12,240
Penn Virginia Corp. (L)	3,000	13,230
Phillips 66	32,900	1,746,990
Valero Energy Corp.	21,600	736,992
		28,494,328
		28,614,903
Financials - 5.7%
Capital Markets - 0.2%
Arlington Asset Investment Corp., Class A	700	14,539
BlackRock Kelso Capital Corp.	9,200	92,552
Federated Investors, Inc., Class B (L)	12,300	248,829
Fifth Street Finance Corp.	13,400	139,628
Investment Technology Group, Inc. (I)	1,200	10,800
Legg Mason, Inc.	8,600	221,192
Medley Capital Corp.	1,300	18,928
Morgan Stanley	47,700	912,024
New Mountain Finance Corp. (L)	1,000	14,900
THL Credit, Inc.	700	10,353
TICC Capital Corp.	1,700	17,204
		1,700,949
Commercial Banks - 1.3%
BB&T Corp.	24,800	721,928
Fifth Third Bancorp	27,500	417,725
PNC Financial Services Group, Inc.	12,400	723,044
Regions Financial Corp.	69,400	494,128
SunTrust Banks, Inc.	19,400	549,990
U.S. Bancorp	53,800	1,718,372
Wells Fargo & Company	203,700	6,962,466
		11,587,653

The accompanying notes are an integral part of the financial statements.	181
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer Finance - 0.4%
Capital One Financial Corp.	28,300	$1,639,419
Discover Financial Services	21,900	844,245
Green Dot Corp., Class A (I)	1,000	12,200
SLM Corp.	41,200	705,756
World Acceptance Corp. (I)(L)	1,800	134,208
		3,335,828
Diversified Financial Services - 1.9%
Bank of America Corp.	727,372	8,437,515
Citigroup, Inc.	114,400	4,525,664
JPMorgan Chase & Company	116,200	5,109,314
		18,072,493
Insurance - 1.5%
Aflac, Inc.	31,500	1,673,280
American Financial Group, Inc.	6,200	245,024
American International Group, Inc. (I)	86,400	3,049,920
Assurant, Inc.	26,000	902,200
CNO Financial Group, Inc. (L)	21,600	201,528
Fidelity National Financial, Inc., Class A	17,400	409,770
Genworth Financial, Inc., Class A (I)	62,900	472,379
Hartford Financial Services Group, Inc.	31,000	695,640
Lincoln National Corp.	24,400	631,960
MetLife, Inc.	44,800	1,475,712
Principal Financial Group, Inc.	13,500	385,020
Protective Life Corp.	9,900	282,942
Prudential Financial, Inc.	26,300	1,402,579
StanCorp Financial Group, Inc.	5,000	183,350
Symetra Financial Corp.	18,000	233,640
The Allstate Corp.	21,800	875,706
Torchmark Corp.	10,900	563,203
Unum Group	20,100	418,482
		14,102,335
Real Estate Investment Trusts - 0.4%
American Capital Agency Corp.	35,400	1,024,476
ARMOUR Residential REIT, Inc. (L)	40,700	263,329
Chimera Investment Corp.	88,700	231,507
Colony Financial, Inc.	6,500	126,750
CYS Investments, Inc.	23,100	272,811
General Growth Properties, Inc.	21,900	434,715
Hatteras Financial Corp.	10,700	265,467
Invesco Mortgage Capital, Inc.	15,600	307,476
NorthStar Realty Finance Corp.	23,400	164,736
PennyMac Mortgage Investment Trust	9,300	235,197
Starwood Property Trust, Inc.	12,600	289,296
Two Harbors Investment Corp.	33,300	368,964
		3,984,724
Real Estate Management & Development - 0.0%
The Howard Hughes Corp. (I)	11	803
The St. Joe Company (I)(L)	9,500	219,260
		220,063
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. (I)	11,100	29,526
		53,033,571
Health Care - 29.1%
Biotechnology - 1.5%
Amgen, Inc.	74,800	6,456,736
Biogen Idec, Inc. (I)	27,750	4,070,093
Gilead Sciences, Inc. (I)	34,801	2,556,133
PDL BioPharma, Inc. (L)	12,900	90,945

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Theravance, Inc. (I)(L)	10,200	$227,154
		13,401,061
Health Care Equipment & Supplies - 7.6%
Abbott Laboratories	383,001	25,086,566
Baxter International, Inc.	111,101	7,405,993
Becton, Dickinson and Company	40,600	3,174,514
C.R. Bard, Inc.	16,490	1,611,733
Covidien PLC	83,700	4,832,838
Edwards Lifesciences Corp. (I)	22,820	2,057,679
IDEXX Laboratories, Inc. (I)	11,900	1,104,320
Intuitive Surgical, Inc. (I)	8,070	3,957,286
Medtronic, Inc.	232,666	9,543,959
ResMed, Inc. (L)	22,200	922,854
St. Jude Medical, Inc.	64,000	2,312,960
Stryker Corp.	62,400	3,420,768
Varian Medical Systems, Inc. (I)(L)	23,100	1,622,544
Zimmer Holdings, Inc.	49,100	3,273,006
		70,327,020
Health Care Providers & Services - 3.3%
Aetna, Inc.	27,000	1,250,100
Amedisys, Inc. (I)	1,100	12,397
Amsurg Corp. (I)	2,900	87,029
Cigna Corp.	12,100	646,866
Community Health Systems, Inc.	10,800	331,992
Coventry Health Care, Inc.	8,400	376,572
Express Scripts Holding Company (I)	97,700	5,275,800
HCA Holdings, Inc.	17,700	534,009
Health Management
Associates, Inc., Class A (I)	26,700	248,844
Henry Schein, Inc. (I)(L)	18,700	1,504,602
Humana, Inc.	8,100	555,903
Laboratory Corp. of America Holdings (I)	42,200	3,655,364
LifePoint Hospitals, Inc. (I)	5,000	188,750
MEDNAX, Inc. (I)(L)	13,100	1,041,712
PharMerica Corp. (I)	800	11,392
Quest Diagnostics, Inc.	28,100	1,637,387
UnitedHealth Group, Inc.	219,322	11,896,025
WellPoint, Inc.	21,700	1,321,964
		30,576,708
Health Care Technology - 0.2%
Cerner Corp. (I)	28,140	2,184,790
Life Sciences Tools & Services - 0.2%
Mettler-Toledo International, Inc. (I)	1	193
Techne Corp.	7,800	533,052
Waters Corp. (I)	18,100	1,576,872
		2,110,117
Pharmaceuticals - 16.3%
Allergan, Inc.	62,274	5,712,394
Bristol-Myers Squibb Company	317,400	10,344,066
Eli Lilly & Company	285,101	14,061,181
Endo Health Solutions, Inc. (I)	9,600	252,192
Forest Laboratories, Inc. (I)	40,100	1,416,332
Johnson & Johnson	628,000	44,022,800
Merck & Company, Inc.	820,856	33,605,845
Pfizer, Inc.	1,683,394	42,219,522
		151,634,332
		270,234,028

The accompanying notes are an integral part of the financial statements.	182
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 3.5%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc.	3,300	$204,468
General Dynamics Corp.	20,800	1,440,816
L-3 Communications Holdings, Inc.	7,900	605,298
Raytheon Company	31,600	1,818,896
		4,069,478
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	33,600	2,124,192
Airlines - 0.0%
United Continental Holdings, Inc. (I)	9,600	224,448
Commercial Services & Supplies - 0.3%
Deluxe Corp. (L)	6,600	212,784
EnerNOC, Inc. (I)	900	10,575
Pitney Bowes, Inc. (L)	19,300	205,352
Rollins, Inc.	19,800	436,392
Stericycle, Inc. (I)	17,000	1,585,590
		2,450,693
Industrial Conglomerates - 2.0%
3M Company	132,500	12,302,625
Danaher Corp.	20,300	1,134,770
General Electric Company	221,100	4,640,889
		18,078,284
Machinery - 0.1%
Illinois Tool Works, Inc.	10,800	656,748
Ingersoll-Rand PLC	8,800	422,048
Meritor, Inc. (I)	3,800	17,974
		1,096,770
Marine - 0.0%
Genco Shipping & Trading, Ltd. (I)(L)	4,300	15,007
Professional Services - 0.1%
The Dun & Bradstreet Corp. (L)	5,700	448,305
Trading Companies & Distributors - 0.4%
Fastenal Company (L)	42,100	1,965,649
W.W. Grainger, Inc.	8,400	1,699,908
Textainer Group Holdings, Ltd.	1,100	34,606
		3,700,163
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)(L)	8,500	112,285
		32,319,625
Information Technology - 26.4%
Communications Equipment - 2.7%
Cisco Systems, Inc.	277,119	5,445,388
Harris Corp.	10,400	509,184
QUALCOMM, Inc.	304,502	18,885,214
ViaSat, Inc. (I)(L)	6,700	260,630
		25,100,416
Computers & Peripherals - 4.0%
Apple, Inc.	42,660	22,739,060
Dell, Inc.	122,300	1,238,899
EMC Corp. (I)	141,000	3,567,300
Hewlett-Packard Company	353,549	5,038,073
Lexmark International, Inc., Class A	7,700	178,563
SanDisk Corp. (I)	47,349	2,062,522
Seagate Technology PLC (L)	29,000	883,920
Western Digital Corp.	33,200	1,410,668
		37,119,005

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. (I)	6,700	$255,136
SYNNEX Corp. (I)(L)	4,300	147,834
		402,970
Internet Software & Services - 4.0%
AOL, Inc. (I)	8,300	245,763
Google, Inc., Class A (I)	51,321	36,405,578
VistaPrint NV (I)(L)	7,700	253,022
		36,904,363
IT Services - 6.6%
Accenture PLC, Class A	129,900	8,638,350
Amdocs, Ltd.	36,300	1,233,837
Automatic Data Processing, Inc.	80,700	4,600,707
Cognizant Technology
Solutions Corp., Class A (I)	25,300	1,873,465
Computer Sciences Corp.	9,800	392,490
CoreLogic, Inc. (I)	8,700	234,204
Global Payments, Inc.	15,300	693,090
Higher One Holdings, Inc. (I)(L)	15,000	158,100
IBM Corp.	199,602	38,233,763
Jack Henry & Associates, Inc.	17,700	694,902
Lender Processing Services, Inc.	8,300	204,346
Mastercard, Inc., Class A	2,400	1,179,072
NeuStar, Inc., Class A (I)	14,700	616,371
Paychex, Inc. (L)	68,000	2,117,520
Total Systems Services, Inc.	20,200	432,684
		61,302,901
Semiconductors & Semiconductor Equipment - 0.2%
GT Advanced Technologies, Inc. (I)(L)	11,700	35,334
Intel Corp.	95,400	1,968,102
		2,003,436
Software - 8.8%
ANSYS, Inc. (I)	15,100	1,016,834
BMC Software, Inc. (I)	31,000	1,229,460
Citrix Systems, Inc. (I)	31,600	2,077,700
FactSet Research Systems, Inc. (L)	9,390	826,883
Intuit, Inc.	57,500	3,421,250
MICROS Systems, Inc. (I)	17,600	746,944
Microsoft Corp.	1,666,936	44,557,199
Net 1 UEPS Technologies, Inc. (I)	3,100	15,841
Oracle Corp.	839,239	27,963,443
		81,855,554
		244,688,645
Materials - 0.2%
Chemicals - 0.2%
Ecolab, Inc.	12,600	905,940
LyondellBasell Industries NV, Class A	12,100	690,789
The Sherwin-Williams Company	2,750	423,005
		2,019,734
Containers & Packaging - 0.0%
Boise, Inc.	12,200	96,990
		2,116,724
Telecommunication Services - 1.8%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	359,905	12,132,398
Verizon Communications, Inc.	96,700	4,184,209
		16,316,607

The accompanying notes are an integral part of the financial statements.	183
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

U.S. Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.1%
NTELOS Holdings Corp.	800	$10,488
Sprint Nextel Corp. (I)	83,000	470,610
		481,098
		16,797,705
Utilities - 0.3%
Electric Utilities - 0.2%
American Electric Power Company, Inc.	13,500	576,180
Entergy Corp.	10,350	659,813
Exelon Corp.	18,800	559,112
		1,795,105
Multi-Utilities - 0.1%
Public Service Enterprise Group, Inc.	17,300	529,380
Sempra Energy	6,500	461,110
		990,490
		2,785,595
TOTAL COMMON STOCKS (Cost $805,950,969)		$919,260,011

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	2,150,001	21,515,918
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,515,977)		$21,515,918

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional Treasury Money
Market Fund, 0.0000% (Y)	7,705,466	7,705,466
TOTAL SHORT-TERM INVESTMENTS (Cost $7,705,466)		$7,705,466
Total Investments (U.S. Equity Trust)
(Cost $835,172,412) - 102.2%		$948,481,395
Other assets and liabilities, net - (2.2%)		(20,247,229)
TOTAL NET ASSETS - 100.0%		$928,234,166

Utilities Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 91.0%
Consumer Discretionary - 11.7%
Media - 11.7%
Astro Malaysia Holdings Bhd	1,055,700	$1,039,622
Charter Communications, Inc., Class A (I)(L)	8,230	627,455
Comcast Corp., Special Class A	201,550	7,245,723
Kabel Deutschland Holding AG	19,852	1,484,499
Liberty Global, Inc., Class A (I)	22,000	1,385,780
News Corp., Class A	3,990	101,905
Time Warner Cable, Inc.	44,750	4,349,253
Virgin Media, Inc. (L)	173,820	6,387,885
		22,622,122
		22,622,122
Energy - 13.7%
Oil, Gas & Consumable Fuels - 13.7%
Cabot Oil & Gas Corp.	18,820	936,107
Cheniere Energy, Inc. (I)	14,920	280,198

Utilities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
El Paso Pipeline Partners LP	8,280	$306,112
Enbridge, Inc. (L)	21,270	919,911
Energen Corp.	24,170	1,089,825
EQT Corp.	47,870	2,823,373
Kinder Morgan, Inc.	183,136	6,470,195
Noble Energy, Inc.	9,410	957,373
QEP Resources, Inc. (L)	59,991	1,815,928
Spectra Energy Corp.	121,700	3,332,146
The Williams Companies, Inc.	129,301	4,233,315
TransCanada Corp. (L)	8,290	391,873
Williams Partners LP	49,690	2,417,915
WPX Energy, Inc. (I)	43,067	640,837
		26,615,108
		26,615,108
Telecommunication Services - 15.2%
Diversified Telecommunication Services - 10.2%
American Tower Corp.	20,420	1,577,853
Bezeq The
Israeli Telecommunication Corp., Ltd.	1,305,470	1,507,583
BT Group PLC	150,710	568,101
CenturyLink, Inc.	35,758	1,398,853
China Unicom Hong Kong, Ltd.	166,000	268,738
Frontier Communications Corp. (L)	160,780	688,138
Portugal Telecom SGPS SA	85,156	425,973
TDC A/S	317,521	2,250,180
Telecom Italia RSP	3,106,733	2,458,366
Telefonica Brasil SA, ADR	64,631	1,555,022
Telefonica Deutschland Holding AG (I)(S)	64,760	493,976
Verizon Communications, Inc.	48,800	2,111,576
Windstream Corp. (L)	128,290	1,062,241
Xl Axiata Tbk PT	1,505,000	893,673
Ziggo NV	75,380	2,436,202
		19,696,475
Wireless Telecommunication Services - 5.0%
Cellcom Israel, Ltd. (L)	63,720	527,602
ENTEL Chile SA	39,255	811,368
Mobile TeleSystems OJSC, ADR (L)	112,045	2,089,639
SBA Communications Corp., Class A (I)(L)	19,490	1,384,180
Tim Participacoes SA, ADR	108,214	2,144,801
Turkcell Iletisim Hizmetleri AS (I)	141,420	914,985
Vodafone Group PLC	730,018	1,835,898
		9,708,473
		29,404,948
Utilities - 50.4%
Electric Utilities - 25.3%
American Electric Power Company, Inc.	66,330	2,830,964
CEZ AS	38,529	1,385,786
Cheung Kong Infrastructure Holdings, Ltd.	4,000	24,572
Cia Paranaense de Energia, ADR	37,520	575,932
Cleco Corp.	2,350	94,024
CLP Holdings, Ltd.	122,000	1,026,837
Duke Energy Corp.	45,440	2,899,072
Edison International	116,530	5,265,991
EDP - Energias de Portugal SA	1,760,249	5,291,110
EDP - Energias do Brasil SA	252,000	1,549,113
Exelon Corp.	72,270	2,149,310
FirstEnergy Corp.	72,020	3,007,555
Great Plains Energy, Inc.	56,435	1,146,195
Iberdrola SA (L)	292,691	1,632,158
ITC Holdings Corp.	28,230	2,171,169

The accompanying notes are an integral part of the financial statements.	184
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Utilities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
Light SA	100,810	$1,106,421
NextEra Energy, Inc.	39,150	2,708,789
Northeast Utilities	49,460	1,932,897
NV Energy, Inc.	51,130	927,498
OGE Energy Corp.	58,550	3,296,951
Portland General Electric Company	17,460	477,706
PPL Corp. (L)	86,901	2,487,976
Red Electrica Corp. SA (L)	44,463	2,196,809
SSE PLC	76,135	1,759,562
Transmissora Alianca de Energia Eletrica SA	45,900	488,958
Xcel Energy, Inc.	25,010	668,017
		49,101,372
Gas Utilities - 2.7%
AGL Resources, Inc.	7,620	304,571
APA Group, Ltd.	39,504	228,029
Atmos Energy Corp.	5,940	208,613
China Resources Gas Group, Ltd.	40,000	82,732
Enagas SA	127,258	2,723,202
Gas Natural SDG SA	5,650	103,315
ONEOK, Inc.	38,680	1,653,570
		5,304,032
Independent Power Producers & Energy Traders - 8.7%
AES Corp.	314,990	3,370,393
AES Gener SA (I)	105,030	67,787
Calpine Corp. (I)	250,070	4,533,769
China Hydroelectric Corp., ADR (I)	17,750	30,530
China Longyuan Power Group Corp., H Shares	796,000	559,169
EDP Renovaveis SA (I)	613,537	3,271,769
NRG Energy, Inc. (L)	197,652	4,544,010
Tractebel Energia SA	28,500	464,339
		16,841,766
Multi-Utilities - 12.5%
AGL Energy, Ltd.	26,010	417,687
Alliant Energy Corp.	2,150	94,407
CenterPoint Energy, Inc.	100,210	1,929,043
CMS Energy Corp.	267,170	6,513,605
Dominion Resources, Inc.	7,750	401,450
DTE Energy Company	7,870	472,594
GDF Suez	105,177	2,167,058
National Grid PLC	67,676	775,190
NiSource, Inc.	102,400	2,548,736
PG&E Corp.	34,560	1,388,621
Public Service Enterprise Group, Inc.	121,970	3,732,282
RWE AG	19,300	796,757
Sempra Energy	33,900	2,404,866
Suez Environnement Company	39,370	474,713
		24,117,009
Water Utilities - 1.2%
Aguas Andinas SA	1,027,801	733,346
Cia de Saneamento Basico do Estado de
Sao Paulo	20,200	847,555
Cia de Saneamento de Minas Gerais	37,600	808,591
		2,389,492
		97,753,671
TOTAL COMMON STOCKS (Cost $156,850,939)		$176,395,849

Utilities Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES - 5.2%
Utilities - 5.2%
Electric Utilities - 5.2%
Cia Paranaense de Energia	61,000	939,749
Companhia Energetica de Minas Gerais (L)	159,750	1,735,017
Nextera Energy, Inc., 5.889%	26,910	1,347,115
Nextera Energy, Inc., 7.000%	34,940	1,851,820
PPL Corp., 9.500%	38,840	2,031,720
PPL Corp., 8.750%	38,750	2,082,038
		9,987,459
		9,987,459
TOTAL PREFERRED SECURITIES (Cost $10,738,393)		$9,987,459
CORPORATE BONDS - 1.2%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
EP Energy LLC 9.375%, 05/01/2020	$1,080,000	$1,217,700
Utilities - 0.6%
Independent Power Producers & Energy Traders - 0.6%
GenOn Energy, Inc. 9.875%, 10/15/2020	663,000	765,765
Viridian Group FundCo II, Ltd.
11.125%, 04/01/2017 (S)	295,000	306,800
		1,072,565
		1,072,565
TOTAL CORPORATE BONDS (Cost $2,018,635)		$2,290,265
CONVERTIBLE BONDS - 1.5%
Consumer Discretionary - 0.7%
Media - 0.7%
Virgin Media, Inc. 6.500%, 11/15/2016	$710,000	$1,461,269
Telecommunication Services - 0.8%
Wireless Telecommunication Services - 0.8%
SBA Communications Corp.
4.000%, 10/01/2014	620,000	1,465,913
TOTAL CONVERTIBLE BONDS (Cost $1,798,284)		$2,927,182
SECURITIES LENDING COLLATERAL - 9.7%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,881,104	18,824,957
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,824,779)		$18,824,957
Total Investments (Utilities Trust)
(Cost $190,231,030) - 108.6%		$210,425,712
Other assets and liabilities, net - (8.6%)		(16,624,630)
TOTAL NET ASSETS - 100.0%		$193,801,082

Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 93.1%
Consumer Discretionary - 13.6%
Automobiles - 1.1%
Harley-Davidson, Inc.	106,352	$5,194,232

The accompanying notes are an integral part of the financial statements.	185
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	89,363	$4,027,590
Household Durables - 6.5%
Mohawk Industries, Inc. (I)	114,513	10,359,991
Newell Rubbermaid, Inc.	882,881	19,661,759
		30,021,750
Specialty Retail - 5.2%
Advance Auto Parts, Inc.	139,263	10,075,678
Express, Inc. (I)	304,018	4,587,632
Staples, Inc.	813,162	9,270,047
		23,933,357
		63,176,929
Consumer Staples - 6.5%
Food & Staples Retailing - 2.5%
Safeway, Inc.	305,587	5,528,069
Sysco Corp.	184,843	5,852,129
		11,380,198
Food Products - 3.1%
ConAgra Foods, Inc.	489,497	14,440,162
Personal Products - 0.9%
Avon Products, Inc.	288,102	4,137,145
		29,957,505
Energy - 6.7%
Oil, Gas & Consumable Fuels - 6.7%
Murphy Oil Corp.	88,971	5,298,223
Newfield Exploration Company (I)	243,277	6,514,958
Pioneer Natural Resources Company	79,468	8,470,494
The Williams Companies, Inc.	322,193	10,548,599
		30,832,274
		30,832,274
Financials - 19.7%
Capital Markets - 3.3%
Northern Trust Corp.	235,835	11,829,484
Stifel Financial Corp. (I)	108,940	3,482,812
		15,312,296
Commercial Banks - 6.9%
BB&T Corp.	365,856	10,650,068
Comerica, Inc.	326,005	9,890,992
Wintrust Financial Corp.	308,426	11,319,234
		31,860,294
Insurance - 7.8%
ACE, Ltd.	170,723	13,623,695
Marsh & McLennan Companies, Inc.	395,871	13,645,673
Willis Group Holdings PLC	261,704	8,774,935
		36,044,303
Real Estate Investment Trusts - 1.7%
Weingarten Realty Investors	306,400	8,202,328
		91,419,221
Health Care - 7.2%
Health Care Equipment & Supplies - 0.8%
CareFusion Corp. (I)	124,913	3,570,014
Health Care Providers & Services - 5.3%
Brookdale Senior Living, Inc. (I)	377,356	9,554,654
HealthSouth Corp. (I)	506,465	10,691,476

Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	85,492	$4,133,538
		24,379,668
Life Sciences Tools & Services - 1.1%
PerkinElmer, Inc.	167,785	5,325,496
		33,275,178
Industrials - 10.1%
Construction & Engineering - 1.1%
Foster Wheeler AG (I)	217,612	5,292,324
Electrical Equipment - 2.6%
The Babcock & Wilcox Company	452,270	11,849,474
Machinery - 5.3%
Ingersoll-Rand PLC	165,422	7,933,639
Snap-on, Inc.	207,782	16,412,700
		24,346,339
Road & Rail - 1.1%
Swift Transportation Company (I)	579,847	5,288,205
		46,776,342
Information Technology - 13.0%
Communications Equipment - 1.7%
Juniper Networks, Inc. (I)	410,849	8,081,400
Computers & Peripherals - 1.8%
Diebold, Inc.	275,655	8,437,800
Electronic Equipment, Instruments & Components - 2.1%
Flextronics International, Ltd. (I)	1,540,255	9,564,984
IT Services - 3.0%
Fidelity National Information Services, Inc.	395,733	13,775,466
Office Electronics - 2.9%
Zebra Technologies Corp., Class A (I)	337,032	13,238,617
Software - 1.5%
BMC Software, Inc. (I)	175,423	6,957,276
		60,055,543
Materials - 7.6%
Chemicals - 2.2%
W.R. Grace & Company (I)	153,164	10,297,216
Containers & Packaging - 5.4%
Sealed Air Corp.	859,828	15,055,588
Sonoco Products Company	324,348	9,642,864
		24,698,452
		34,995,668
Telecommunication Services - 2.8%
Diversified Telecommunication Services - 2.8%
tw telecom, Inc. (I)	512,603	13,055,998
Utilities - 5.9%
Electric Utilities - 3.6%
Edison International	366,775	16,574,562
Multi-Utilities - 2.3%
CenterPoint Energy, Inc.	406,640	7,827,820
Wisconsin Energy Corp.	85,782	3,161,067
		10,988,887
		27,563,449
TOTAL COMMON STOCKS (Cost $383,224,381)	$431,108,107

The accompanying notes are an integral part of the financial statements.	186
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Value Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES - 1.6%
Financials - 1.0%
Health Care REIT, Inc.	81,094	4,637,766
Health Care - 0.6%
HealthSouth Corp., 6.500%	2,475	2,567,813
TOTAL PREFERRED SECURITIES (Cost $6,536,385)		$7,205,579
CONVERTIBLE BONDS - 1.3%
Health Care - 1.3%
Brookdale Senior Living, Inc.
2.750%, 06/15/2018	$5,094,000	$5,854,916
TOTAL CONVERTIBLE BONDS (Cost $4,709,010)		$5,854,916
SHORT-TERM INVESTMENTS - 4.5%
Money Market Funds - 4.5%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	20,953,887	20,953,887
TOTAL SHORT-TERM INVESTMENTS (Cost $20,953,887)		$20,953,887
Total Investments (Value Trust) (Cost $415,423,663) - 100.5%		$465,122,489
Other assets and liabilities, net - (0.5%)		(2,306,054)
TOTAL NET ASSETS - 100.0%		$462,816,435

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

BRL	- Brazilian Real
EUR	- Euro
INR	- Indian Rupee
KRW	- Korean Won
PLN	- Polish Zloty
SEK	- Swedish Krona
THB	- Thai Baht

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
GDR	- Global Depositary Receipts
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
TBD	- To Be Determined
(A)	The subadviser is an affiliate of the adviser.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(H)	Non-income producing — Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2012.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(V)	The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 11 of the Notes to Financial Statements.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	187

John Hancock
601 Congress Street
Boston MA 02210-2805

JHT0A-FP0I-12/12

John Hancock
Variable Insurance Trust

Bond Trusts

December 31, 2012
Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust

		Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.6%
U.S. Government - 6.3%
U.S. Treasury Bonds 2.750%, 08/15/2042		$6,645,000	$16,013,006
U.S. Treasury Notes
0.875%, 04/30/2017		3,350,000	3,390,304
1.000%, 06/30/2019		12,555,000	12,507,919
1.375%, 02/28/2019		2,000,000	2,048,124
1.500%, 06/30/2016		2,525,000	2,616,728
1.625%, 11/15/2022 (L)		28,451,000	28,104,239
2.000%, 11/15/2021		2,075,000	2,151,354
2.250%, 07/31/2018		4,000,000	4,306,248
2.750%, 02/28/2018		3,000,000	3,303,516
3.125%, 05/15/2021		1,055,000	1,195,117
U.S. Treasury Strips, PO
6.862%, 11/15/2030		4,985,000	3,024,778
			78,661,333
U.S. Government Agency - 21.3%
Federal Home Loan Mortgage Corp.
3.000%, 08/01/2042		1,841,161	1,925,060
4.500%, 09/01/2023		958,323	1,021,737
5.000%, 03/01/2041 to 04/01/2041		3,579,558	3,906,701
6.500%, 06/01/2037 to 02/01/2038		754,244	835,083
Federal National Mortgage Association
2.715%, 08/01/2034 (P)		1,892,271	2,021,323
2.728%, 07/01/2033 (P)		50,288	53,838
3.000%, TBA (C)		7,000,000	7,333,199
3.000%, 09/01/2042		5,405,496	5,666,808
3.500%, TBA (C)		3,250,000	3,464,297
3.500%, 06/01/2042		15,612,277	16,773,533
4.000%, TBA (C)		16,250,000	17,414,160
4.000%, 10/01/2025 to 05/01/2042		32,230,790	34,853,770
4.500%, 06/01/2040 to 06/01/2041		60,946,682	65,970,370
4.500%, 11/01/2040 (C)		3,196,229	3,448,307
5.000%, 05/01/2018 to 04/01/2041		41,733,805	45,349,619
5.500%, 02/01/2018 to 11/01/2039		18,913,267	20,617,990
5.500%, 08/01/2037 (C)		2,111,472	2,302,495
6.000%, 05/01/2035 to 02/01/2036		11,620,478	12,860,708
6.500%, 02/01/2036 to 06/01/2039		8,137,178	9,063,660
7.000%, 04/01/2017 to 06/01/2032		582,465	665,166
7.500%, 09/01/2029 to 08/01/2031		120,609	141,261
Government National
Mortgage Association
4.000%, TBA (C)		7,500,000	8,223,047
5.000%, 04/15/2035		1,686,853	1,847,762
5.500%, 03/15/2035		1,387,858	1,542,907
6.000%, 03/15/2033 to 06/15/2033		750,697	843,091
6.500%, 09/15/2028 to 08/15/2031		177,451	202,053
7.000%, 04/15/2029		72,894	84,384
8.000%, 10/15/2026 to 05/15/2029		89,042	104,690
			268,537,019
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $341,454,332)			$ 347,198,352

FOREIGN GOVERNMENT
OBLIGATIONS - 0.7%
Argentina - 0.2%
City of Buenos Aires
9.950%, 03/01/2017 (S)		1,120,000	985,600
Republic of Argentina
1.180%, 12/31/2038 (P)	ARS	8,797,621	791,974
5.830%, 12/31/2033 (P)		3,617,497	953,038
12/15/2035 (I)		19,532,033	278,149
			3,008,761

Active Bond Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Germany - 0.1%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	$1,545,642
Japan - 0.1%
Government of Japan
1.500%, 09/20/2014	JPY	68,650,000	811,353
Mexico - 0.2%
Government of Mexico
8.000%, 12/19/2013 to 12/07/2023	MXN	20,193,300	1,775,273
Panama - 0.1%
Republic of Panama
8.875%, 09/30/2027		$ 344,000	559,000
9.375%, 04/01/2029		130,000	222,300
			781,300
Peru - 0.0%
Republic of Peru
9.875%, 02/06/2015		111,000	130,841
United Kingdom - 0.0%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	204,807
8.000%, 12/07/2015		125,000	248,275
			453,082
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,014,190)			$ 8,506,252

CORPORATE BONDS - 40.8%
Consumer Discretionary - 4.8%
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)	$ 730,000		779,237
Amazon.com, Inc.
2.500%, 11/29/2022		745,000	733,392
AMC Entertainment, Inc.
8.750%, 06/01/2019		305,000	337,788
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022 (L)		130,000	131,950
American Standard Americas
10.750%, 01/15/2016 (S)		355,000	347,900
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	1,120,000	581,470
AutoNation, Inc.
5.500%, 02/01/2020		$ 1,020,000	1,095,225
Burlington Coat Factory Warehouse Corp.
10.000%, 02/15/2019		1,255,000	1,355,400
Cablevision Systems Corp.
8.625%, 09/15/2017		235,000	274,069
CBS Corp.
7.875%, 07/30/2030		1,135,000	1,563,951
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		920,000	926,900
Cinemark USA, Inc.
7.375%, 06/15/2021		365,000	403,325
8.625%, 06/15/2019		325,000	359,938
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,309,262
Corporacion GEO SAB de CV
8.875%, 03/27/2022 (S)		930,000	990,450
CSC Holdings LLC
7.875%, 02/15/2018		665,000	769,738
Darden Restaurants, Inc.
6.800%, 10/15/2037		1,665,000	1,970,233

The accompanying notes are an integral part of the financial statements.	1
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)	$ 700,000	$756,000
Exide Technologies
8.625%, 02/01/2018	635,000	538,163
Expedia, Inc.
5.950%, 08/15/2020	880,000	978,241
Ford Motor Credit Company LLC
5.000%, 05/15/2018	2,330,000	2,570,032
5.875%, 08/02/2021	400,000	465,366
8.000%, 12/15/2016	949,000	1,145,569
Greektown Superholdings, Inc.
13.000%, 07/01/2015	978,000	1,044,015
Harley-Davidson Financial Services, Inc.
2.700%, 03/15/2017 (S)	1,000,000	1,033,197
Hillman Group, Inc.
10.875%, 06/01/2018	785,000	843,875
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	405,000	435,428
6.000%, 05/05/2015 (S)	710,000	779,627
Jo-Ann Stores Holdings, Inc., PIK
9.750%, 10/15/2019 (S)	1,015,000	1,023,881
Kia Motors Corp.
3.625%, 06/14/2016 (S)	585,000	613,062
Landry’s, Inc.
9.375%, 05/01/2020 (S)	450,000	473,993
Levi Strauss & Company
7.625%, 05/15/2020	1,015,000	1,106,350
Limited Brands, Inc.
6.625%, 04/01/2021	1,095,000	1,253,775
Little Traverse Bay Bands of Odawa
Indians
9.000%, 08/31/2020 (S)	819,000	773,955
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	895,000	984,251
Marina District Finance Company, Inc.
9.500%, 10/15/2015	655,000	635,350
MGM Resorts International
6.750%, 10/01/2020 (S)	645,000	658,706
8.625%, 02/01/2019 (S)	865,000	964,475
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	375,000	465,452
6.400%, 12/15/2035	305,000	377,670
6.650%, 11/15/2037	1,000,000	1,288,854
6.750%, 01/09/2038	108,000	129,681
7.750%, 12/01/2045	491,000	692,041
Petco Holdings Inc., PIK
8.500%, 10/15/2017 (S)	290,000	297,975
QVC, Inc.
5.125%, 07/02/2022 (S)	225,000	235,594
Regal Entertainment Group
9.125%, 08/15/2018 (L)	200,000	223,000
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	875,000	951,405
7.750%, 10/01/2017 (S)	560,000	605,500
Target Corp.
6.500%, 10/15/2037	1,800,000	2,505,773
Time Warner Cable, Inc.
5.500%, 09/01/2041	750,000	832,112
6.550%, 05/01/2037	930,000	1,147,699
6.750%, 07/01/2018	2,730,000	3,408,978
Time Warner Companies, Inc.
7.570%, 02/01/2024	1,716,000	2,309,410

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Time Warner Entertainment Company LP
8.375%, 07/15/2033	$ 1,520,000	$2,213,515
Time Warner, Inc.
7.625%, 04/15/2031	451,000	619,573
Toys R Us Property Company II LLC
8.500%, 12/01/2017	240,000	254,400
Toys R Us, Inc.
10.375%, 08/15/2017	415,000	432,638
Viacom, Inc.
4.375%, 03/15/2043 (S)	1,142,000	1,119,867
6.125%, 10/05/2017	1,500,000	1,794,060
Visteon Corp.
6.750%, 04/15/2019	864,000	920,160
Waterford Gaming LLC
8.625%, 09/15/2014 (S)	629,830	351,075
Wok Acquisition Corp.
10.250%, 06/30/2020 (S)	600,000	638,250
XM Satellite Radio, Inc.
7.625%, 11/01/2018 (S)	925,000	1,031,375
Yum! Brands, Inc.
6.250%, 03/15/2018	715,000	868,916
6.875%, 11/15/2037	1,130,000	1,538,949
		60,261,461
Consumer Staples - 1.9%
Ajecorp BV
6.500%, 05/14/2022 (S)	825,000	891,000
Alliance One International, Inc.
10.000%, 07/15/2016	1,475,000	1,552,438
Anheuser-Busch Companies, Inc.
5.750%, 04/01/2036	1,000,000	1,267,961
6.500%, 02/01/2043	540,000	762,461
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	800,000	1,028,609
Corporacion Lindley SA
6.750%, 11/23/2021 (S)	300,000	346,500
Corporacion Pesquera Inca SAC
9.000%, 02/10/2017 (S)	585,000	623,025
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,245,702	1,717,612
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)	950,000	941,688
Kraft Foods Group, Inc.
6.125%, 08/23/2018 (S)	817,000	1,000,535
Michael Foods Holding, Inc.
8.500%, 07/15/2018 (S)	185,000	188,700
Mondelez International, Inc.
6.125%, 02/01/2018	288,000	350,305
Revlon Consumer Products Corp.
9.750%, 11/15/2015	670,000	705,175
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019	850,000	884,000
9.875%, 08/15/2019	725,000	775,750
Rite Aid Corp.
9.250%, 03/15/2020	1,495,000	1,592,175
SABMiller PLC
6.500%, 07/15/2018 (S)	1,715,000	2,130,140
Safeway, Inc.
5.000%, 08/15/2019	1,200,000	1,290,038
6.350%, 08/15/2017	820,000	930,986
7.250%, 02/01/2031	500,000	539,892
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	1,070,000	971,025

The accompanying notes are an integral part of the financial statements.	2
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
TESCO PLC
6.150%, 11/15/2037 (S)	$ 900,000	$1,142,537
The Kroger Company
7.000%, 05/01/2018	1,105,000	1,348,832
Tops Holding Corp.
8.875%, 12/15/2017 (S)	336,000	348,600
Yankee Candle Company, Inc.
8.500%, 02/15/2015	36,000	36,180
YCC Holdings LLC, PIK
10.250%, 02/15/2016	765,000	789,939
		24,156,103
Energy - 4.9%
Afren PLC
10.250%, 04/08/2019 (S)	490,000	571,991
11.500%, 02/01/2016 (S)	800,000	926,000
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	295,000	271,400
6.250%, 06/01/2021	500,000	457,500
Anadarko Petroleum Corp.
6.450%, 09/15/2036	2,750,000	3,436,397
Arch Coal, Inc.
7.000%, 06/15/2019 (L)	375,000	348,750
7.250%, 06/15/2021	690,000	636,525
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)	2,245,000	2,200,100
BP Capital Markets PLC
4.750%, 03/10/2019	1,000,000	1,158,610
BreitBurn Energy Partners LP
7.875%, 04/15/2022 (S)	485,000	503,188
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,467,291
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	545,000	635,365
DCP Midstream LLC
9.750%, 03/15/2019 (S)	845,000	1,117,019
Devon Energy Corp.
4.000%, 07/15/2021	1,000,000	1,105,314
Devon Financing Corp. ULC
7.875%, 09/30/2031	874,000	1,268,426
DTEK Finance BV
9.500%, 04/28/2015 (S)	410,000	413,055
El Paso Pipeline Partners Operating
Company LLC
5.000%, 10/01/2021	500,000	566,076
Enbridge Energy Partners LP
7.500%, 04/15/2038	600,000	765,403
Energy Transfer Partners LP
5.200%, 02/01/2022	345,000	393,150
6.625%, 10/15/2036	1,000,000	1,171,368
9.700%, 03/15/2019	860,000	1,157,637
Enersis SA
7.375%, 01/15/2014	633,000	666,941
Enterprise Products Operating LLC
6.650%, 04/15/2018	750,000	929,355
6.875%, 03/01/2033	471,000	589,753
Enterprise Products Operating LLC
(7.000% to 06/01/2017, then 3 month
LIBOR + 2.778%)
06/01/2067	1,235,000	1,324,538
EP Energy LLC
7.750%, 09/01/2022	460,000	487,600
EV Energy Partners LP
8.000%, 04/15/2019	850,000	902,063

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Georgian Oil and Gas Corp.
6.875%, 05/16/2017 (S)	$ 480,000	$496,800
GS Caltex Corp.
5.500%, 08/25/2014 (S)	471,000	501,233
Halcon Resources Corp.
8.875%, 05/15/2021 (S)	165,000	174,900
Hess Corp.
5.600%, 02/15/2041	1,500,000	1,768,898
Kerr-McGee Corp.
6.950%, 07/01/2024	1,230,000	1,556,524
Kinder Morgan Energy Partners LP
4.150%, 03/01/2022	500,000	541,159
5.800%, 03/15/2035	402,000	456,915
7.300%, 08/15/2033	603,000	784,481
7.750%, 03/15/2032	410,000	550,368
Linn Energy LLC
6.250%, 11/01/2019 (S)	1,105,000	1,110,525
8.625%, 04/15/2020	380,000	414,200
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	1,027,090
MarkWest Energy Partners LP
6.500%, 08/15/2021	875,000	955,938
Newfield Exploration Company
5.750%, 01/30/2022	555,000	610,500
Nexen, Inc.
5.875%, 03/10/2035	598,000	737,353
6.400%, 05/15/2037	775,000	999,308
Noble Holding International, Ltd.
4.900%, 08/01/2020	1,000,000	1,123,727
5.250%, 03/15/2042	500,000	531,592
NuStar Logistics LP
4.750%, 02/01/2022	1,000,000	949,665
7.900%, 04/15/2018	551,000	622,583
Offshore Group Investments, Ltd.
11.500%, 08/01/2015	440,000	479,600
ONEOK Partners LP
6.650%, 10/01/2036	1,435,000	1,774,972
Petro-Canada
6.050%, 05/15/2018	1,445,000	1,756,629
Petroleos Mexicanos
4.875%, 01/24/2022	530,000	598,105
Precision Drilling Corp.
6.625%, 11/15/2020	550,000	591,250
Rex Energy Corp.
8.875%, 12/01/2020 (S)	405,000	406,013
Rowan Companies, Inc.
4.875%, 06/01/2022	750,000	813,704
5.400%, 12/01/2042	1,300,000	1,312,834
Spectra Energy Capital LLC
6.200%, 04/15/2018	625,000	760,731
6.750%, 02/15/2032	589,000	727,974
Talisman Energy, Inc.
6.250%, 02/01/2038	1,025,000	1,224,643
Targa Resources Partners LP
6.375%, 08/01/2022 (S)	485,000	528,650
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month
LIBOR + 2.210%)
05/15/2067	1,260,000	1,350,158
Transocean, Inc.
6.000%, 03/15/2018	1,000,000	1,159,368
6.800%, 03/15/2038	2,100,000	2,564,304

The accompanying notes are an integral part of the financial statements.	3
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)	$435,000	$462,188
W&T Offshore, Inc.
8.500%, 06/15/2019 (S)	230,000	247,250
Weatherford International, Inc.
6.800%, 06/15/2037	305,000	344,882
Weatherford International, Ltd.
6.500%, 08/01/2036	600,000	666,550
Williams Partners LP
7.250%, 02/01/2017	1,240,000	1,505,951
WPX Energy, Inc.
6.000%, 01/15/2022	590,000	635,725
		61,296,055
Financials - 15.8%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	1,380,000	1,458,817
Aflac, Inc.
8.500%, 05/15/2019	880,000	1,197,631
Alfa Bank OJSC
7.750%, 04/28/2021 (S)	270,000	299,025
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	505,000	596,514
American Express Bank FSB
6.000%, 09/13/2017	1,585,000	1,912,385
American Express Company
7.000%, 03/19/2018	255,000	322,059
American International Group, Inc.
3.800%, 03/22/2017	555,000	600,507
6.250%, 03/15/2037	1,300,000	1,387,750
6.400%, 12/15/2020	1,500,000	1,859,517
8.250%, 08/15/2018	470,000	617,294
Aon PLC
4.250%, 12/12/2042 (S)	600,000	571,384
Aries Vermogensverwaltung GmbH
9.600%, 10/25/2014	750,000	868,500
Assurant, Inc.
5.625%, 02/15/2014	461,000	480,978
AvalonBay Communities, Inc.
5.700%, 03/15/2017	1,500,000	1,749,209
AXA SA
8.600%, 12/15/2030	510,000	638,006
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)	1,440,000	1,411,200
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	455,000	480,025
Banco Santander Chile
5.375%, 12/09/2014 (S)	295,000	311,759
Bank of America Corp.
3.625%, 03/17/2016	1,250,000	1,324,175
5.000%, 05/13/2021	1,000,000	1,140,544
5.650%, 05/01/2018	1,000,000	1,163,008
5.700%, 01/24/2022	1,500,000	1,801,988
6.500%, 08/01/2016	650,000	750,398
7.625%, 06/01/2019	1,065,000	1,361,737
Bank of America NA
5.300%, 03/15/2017	355,000	399,150
6.000%, 10/15/2036	615,000	751,585
Bank of Ceylon
6.875%, 05/03/2017 (S)	550,000	591,250
Barclays Bank PLC
6.050%, 12/04/2017 (S)	1,305,000	1,443,342
10.179%, 06/12/2021 (S)	470,000	639,867

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
BB&T Corp.
3.200%, 03/15/2016	$ 500,000	$532,046
Boardwalk Pipelines LP
3.375%, 02/01/2023	850,000	833,843
Boston Properties LP
3.700%, 11/15/2018	1,413,000	1,534,298
BPCE SA (12.500% to 09/30/2019, then
3 month LIBOR + 12.980%)
09/30/2019 (Q)(S)	718,000	832,112
Brandywine Operating Partnership LP
7.500%, 05/15/2015	660,000	741,010
BRE Properties, Inc.
5.500%, 03/15/2017	1,506,000	1,705,967
Camden Property Trust
5.000%, 06/15/2015	804,000	874,557
Capital One Financial Corp.
3.150%, 07/15/2016	1,000,000	1,061,401
4.750%, 07/15/2021	700,000	806,408
6.150%, 09/01/2016	1,205,000	1,378,178
6.750%, 09/15/2017	930,000	1,135,415
Citigroup, Inc.
4.450%, 01/10/2017	1,350,000	1,495,086
4.500%, 01/14/2022	2,000,000	2,229,064
5.375%, 08/09/2020	1,500,000	1,766,097
5.850%, 12/11/2034	291,000	340,332
CNA Financial Corp.
5.875%, 08/15/2020	570,000	671,898
6.500%, 08/15/2016	1,310,000	1,510,984
7.250%, 11/15/2023	1,035,000	1,307,050
CNO Financial Group, Inc.
6.375%, 10/01/2020 (S)	340,000	353,600
CubeSmart LP
4.800%, 07/15/2022	600,000	650,980
DDR Corp.
4.625%, 07/15/2022	345,000	376,116
7.500%, 04/01/2017	2,130,000	2,554,141
7.875%, 09/01/2020	255,000	326,617
Discover Bank
7.000%, 04/15/2020	525,000	651,352
Discover Financial Services
5.200%, 04/27/2022	1,120,000	1,274,021
Dresdner Bank AG
7.250%, 09/15/2015	627,000	674,251
Entertainment Properties Trust
7.750%, 07/15/2020	921,000	1,063,558
ERP Operating LP
5.125%, 03/15/2016	1,000,000	1,114,990
5.750%, 06/15/2017	1,730,000	2,040,144
First Horizon National Corp.
5.375%, 12/15/2015	810,000	885,390
General Electric Capital Corp.
0.790%, 08/15/2036 (P)	1,020,000	791,580
4.375%, 09/16/2020	615,000	685,734
5.625%, 05/01/2018	1,000,000	1,187,088
5.875%, 01/14/2038	255,000	306,770
6.000%, 08/07/2019	730,000	887,396
General Electric Capital Corp. (7.125%
until 06/15/2022, then 3 month
LIBOR + 5.296%)
06/15/2022 (Q)	1,450,000	1,638,921

The accompanying notes are an integral part of the financial statements.	4
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
General Shopping Investments, Ltd.
(12.000% to 03/20/17, then 5 Year
USGG + 11.052%)
03/20/2017 (Q)(S)	$ 635,000	$546,100
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR + 2.125%)
02/12/2067 (S)	1,640,000	1,504,700
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	1,210,000	1,373,392
Hartford Financial Services Group, Inc.
4.625%, 07/15/2013	417,000	425,029
5.500%, 03/30/2020	1,405,000	1,631,045
6.000%, 01/15/2019	413,000	480,661
6.625%, 03/30/2040	940,000	1,176,839
HBOS PLC
6.000%, 11/01/2033 (S)	990,000	894,633
Health Care REIT, Inc.
4.950%, 01/15/2021	485,000	529,964
6.000%, 11/15/2013	755,000	787,813
6.125%, 04/15/2020	1,295,000	1,515,434
6.200%, 06/01/2016	625,000	712,930
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,122,858
6.500%, 01/17/2017	875,000	1,000,185
Highwoods Realty LP
5.850%, 03/15/2017	1,250,000	1,409,321
Host Hotels & Resorts LP
5.250%, 03/15/2022	775,000	848,625
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	955,000	1,003,065
5.750%, 11/16/2020 (S)	595,000	641,343
Intercorp Retail Trust
8.875%, 11/14/2018 (S)	385,000	437,938
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	545,000	632,200
Invesco Finance PLC
3.125%, 11/30/2022	850,000	858,283
iPayment, Inc.
10.250%, 05/15/2018	725,000	581,813
Jefferies Group, Inc.
5.125%, 04/13/2018	600,000	630,000
6.875%, 04/15/2021	630,000	705,600
8.500%, 07/15/2019	740,000	884,300
Jones Lang Lasalle, Inc.
4.400%, 11/15/2022	290,000	295,927
JPMorgan Chase & Company
4.500%, 01/24/2022	1,300,000	1,469,057
6.000%, 01/15/2018	1,580,000	1,890,882
6.300%, 04/23/2019	1,000,000	1,232,837
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	1,005,000	1,138,675
Kazkommertsbank JSC
8.500%, 04/16/2013	350,000	350,700
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	931,871
Liberty Mutual Group, Inc.
6.500%, 05/01/2042 (S)	655,000	734,958
7.800%, 03/15/2037 (S)	1,220,000	1,357,250
Liberty Property LP
5.500%, 12/15/2016	1,500,000	1,703,070

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Lincoln National Corp.
6.250%, 02/15/2020	$ 1,000,000	$1,195,514
8.750%, 07/01/2019	720,000	962,149
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month
LIBOR + 2.040%)
04/20/2067	2,002,000	1,994,493
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	485,000	535,607
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	570,000	616,294
Markel Corp.
5.350%, 06/01/2021	1,500,000	1,637,774
Mattamy Group Corp.
6.500%, 11/15/2020 (S)	535,000	536,338
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	1,350,000	1,626,769
7.750%, 05/14/2038	510,000	662,268
Metropolitan Life Global Funding I
3.650%, 06/14/2018 (S)	1,500,000	1,641,404
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,080,000	1,103,723
Moody’s Corp.
4.500%, 09/01/2022	580,000	619,437
Morgan Stanley
5.500%, 07/28/2021	1,250,000	1,417,840
5.550%, 04/27/2017	1,780,000	1,972,760
5.750%, 01/25/2021	2,540,000	2,898,110
5.950%, 12/28/2017	1,265,000	1,431,991
6.375%, 07/24/2042	920,000	1,075,574
6.625%, 04/01/2018	470,000	553,730
7.300%, 05/13/2019	950,000	1,153,614
MPT Operating Partnership LP
6.375%, 02/15/2022	670,000	703,500
6.875%, 05/01/2021	475,000	515,375
Nationstar Mortgage LLC
7.875%, 10/01/2020 (S)	1,535,000	1,619,425
9.625%, 05/01/2019 (S)	680,000	764,125
10.875%, 04/01/2015	1,085,000	1,160,950
Nationwide Mutual Insurance Company
(5.810% to 12/15/2014, then 3 month
LIBOR + 2.290%)
12/15/2024 (S)	1,130,000	1,084,800
Nelnet, Inc.
3.686%, 09/29/2036 (P)	630,000	497,700
Nippon Life Insurance Company
5.000%, 10/18/2042 (P)(S)	645,000	680,563
Nordea Bank AB
3.125%, 03/20/2017 (S)	1,300,000	1,383,867
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	1,127,000	1,320,562
Onex USI Aquisition Corp.
7.750%, 01/15/2021 (S)	840,000	827,400
PNC Financial Services Group, Inc.
2.854%, 11/09/2022	1,720,000	1,727,946
Post Apartment Homes LP
3.375%, 12/01/2022	495,000	491,880
ProLogis International Funding II
4.875%, 02/15/2020 (S)	390,000	393,381
ProLogis LP
4.500%, 08/15/2017	145,000	158,069
6.250%, 03/15/2017	1,992,000	2,281,651
7.625%, 08/15/2014	1,041,000	1,138,763

The accompanying notes are an integral part of the financial statements.	5
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month
LIBOR + 4.175%)
09/15/2042	$ 935,000	$981,750
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	1,252,000	1,693,330
Rabobank NV
3.950%, 11/09/2022	400,000	409,148
Realogy Corp.
7.875%, 02/15/2019 (S)	460,000	501,400
Realty Income Corp.
3.250%, 10/15/2022	1,730,000	1,692,744
5.375%, 09/15/2017	1,250,000	1,439,888
5.950%, 09/15/2016	530,000	606,857
Regions Financial Corp.
7.750%, 11/10/2014	515,000	571,032
Rivers Pittsburgh Borrower LP
9.500%, 06/15/2019 (S)	330,000	358,050
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	715,000	731,681
6.125%, 12/15/2022	350,000	369,033
Santander Holdings USA, Inc.
4.625%, 04/19/2016	240,000	250,856
Sberbank of Russia
6.125%, 02/07/2022 (S)	500,000	571,250
SL Green Realty Corp.
7.750%, 03/15/2020	1,165,000	1,447,415
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)	456,000	483,360
Svenska Handelsbanken AB
2.875%, 04/04/2017	1,225,000	1,293,921
Swedbank AB
2.125%, 09/29/2017 (S)	975,000	995,839
Symetra Financial Corp.
6.125%, 04/01/2016 (S)	1,650,000	1,785,648
Synovus Financial Corp.
7.875%, 02/15/2019	395,000	438,450
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	990,000	1,339,088
The Bear Stearns Companies LLC
7.250%, 02/01/2018	455,000	569,934
The Charles Schwab Corp. (7.000% to
02/01/2022, then 3 month
LIBOR + 4.820%)
02/01/2022 (Q)	1,000,000	1,144,460
The Chubb Corp. (6.375% until
04/15/2017, then 3 month
LIBOR + 2.250%)
03/29/2067	1,215,000	1,324,350
The Chuo Mitsui Trust & Banking
Company, Ltd. (5.506% to 02/01/2022,
then 3 month LIBOR + 2.490%)
02/01/2022 (Q)(S)	960,000	1,025,572
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	600,000	683,315
5.750%, 01/24/2022	3,060,000	3,613,906
5.950%, 01/18/2018	725,000	843,379
6.150%, 04/01/2018	2,405,000	2,824,285
6.750%, 10/01/2037	1,250,000	1,413,241

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	$ 285,000	$319,233
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	1,555,000	1,717,975
UBS AG
7.625%, 08/17/2022	935,000	1,031,742
Unum Group
7.125%, 09/30/2016	710,000	836,192
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	955,000	1,080,416
USB Realty Corp.
1.487%, 01/15/2017 (P)(Q)(S)	1,310,000	1,126,783
Ventas Realty LP
4.000%, 04/30/2019	715,000	768,002
4.750%, 06/01/2021	1,350,000	1,474,924
Vornado Realty LP
4.250%, 04/01/2015	1,845,000	1,950,064
5.000%, 01/15/2022	1,250,000	1,377,836
VTB Bank OJSC (9.500% to 12/06/2022,
then 10 Year U.S. Treasury + 8.067%)
12/06/2022 (Q)(S)	700,000	751,625
W.R. Berkley Corp.
6.150%, 08/15/2019	699,000	796,024
Wachovia Bank NA
5.850%, 02/01/2037	700,000	866,185
Wachovia Corp.
5.750%, 06/15/2017	730,000	864,311
Washington Mutual Bank
3.363%, 01/15/2015 (H)	1,070,000	27
WEA Finance LLC
4.625%, 05/10/2021 (S)	1,000,000	1,118,614
6.750%, 09/02/2019 (S)	580,000	717,966
Weingarten Realty Investors
3.375%, 10/15/2022	2,050,000	2,018,889
Weyerhaeuser Company
7.375%, 03/15/2032	1,255,000	1,578,026
White Mountains Re Group, Ltd. (7.506%
to 06/30/2017, then 3 month
LIBOR + 3.200%)
06/30/2017 (Q)(S)	2,425,000	2,502,552
Willis Group Holdings PLC
5.750%, 03/15/2021	1,350,000	1,534,916
WR Berkley Corp.
5.375%, 09/15/2020	600,000	670,605
XL Group PLC., Series E (6.500% to
04/15/2017, then 3 month
LIBOR + 2.458%)
04/15/2017 (Q)	1,612,000	1,507,220
Xstrata Finance Canada, Ltd.
4.000%, 10/25/2022 (S)	1,350,000	1,363,053
		199,549,005
Health Care - 1.0%
AbbVie, Inc.
2.900%, 11/06/2022 (S)	995,000	1,012,079
Alere, Inc.
7.250%, 07/01/2018 (S)	790,000	791,975
8.625%, 10/01/2018	455,000	457,275
BioScrip, Inc.
10.250%, 10/01/2015	455,000	485,713
Catalent Pharma Solutions, Inc.
7.875%, 10/15/2018 (S)	300,000	302,250
9.500%, 04/15/2015	168,919	172,331

The accompanying notes are an integral part of the financial statements.	6
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health Care (continued)
Cigna Corp.
4.500%, 03/15/2021	$ 1,100,000	$1,230,990
DJO Finance LLC
9.875%, 04/15/2018 (S)	175,000	180,688
Endo Health Solutions, Inc.
7.250%, 01/15/2022	885,000	949,163
HCA, Inc.
7.500%, 02/15/2022	755,000	864,475
Medco Health Solutions, Inc.
7.125%, 03/15/2018	925,000	1,152,595
National Mentor Holdings, Inc.
12.500%, 02/15/2018 (S)	910,000	930,475
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	1,680,000	2,193,065
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	649,802
Watson Pharmaceuticals, Inc.
3.250%, 10/01/2022	375,000	382,382
WellPoint, Inc.
6.375%, 06/15/2037	1,000,000	1,246,462
		13,001,720
Industrials - 4.0%
Aeropuertos Dominicanos Siglo XXI SA
9.250%, 11/13/2019 (S)	650,000	687,235
Air Lease Corp.
4.500%, 01/15/2016 (S)	190,000	191,900
5.625%, 04/01/2017	275,000	291,500
Aircastle, Ltd.
6.250%, 12/01/2019 (S)	510,000	531,675
6.750%, 04/15/2017	375,000	401,250
7.625%, 04/15/2020	290,000	324,075
America West Airlines 2000-1 Pass
Through Trust
8.057%, 07/02/2020	499,282	535,480
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 01/31/2018 (S)	1,724,177	1,784,523
Avis Budget Car Rental LLC
8.250%, 01/15/2019	240,000	265,200
Bombardier, Inc.
7.750%, 03/15/2020 (S)	435,000	493,725
Casella Waste Systems, Inc.
7.750%, 02/15/2019 (S)	870,000	826,500
Coleman Cable, Inc.
9.000%, 02/15/2018	515,000	553,625
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	703,249	764,783
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	430,789	461,461
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	302,270	329,474
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 04/02/2018	235,663	250,981
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	925,903	1,031,178

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	$ 376,966	$409,950
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 04/11/2020	600,000	636,000
CSX Corp.
7.375%, 02/01/2019	1,540,000	1,956,855
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 01/02/2023	1,436,087	1,576,105
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	1,430,035	1,596,205
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	332,300	374,668
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	614,323	677,291
Ducommun, Inc.
9.750%, 07/15/2018	180,000	193,500
Dun & Bradstreet Corp.
3.250%, 12/01/2017	505,000	512,748
Embraer Overseas, Ltd.
6.375%, 01/15/2020	715,000	825,825
Empresas ICA SAB de CV
8.375%, 07/24/2017 (S)	275,000	296,313
Garda World Security Corp.
9.750%, 03/15/2017 (S)	225,000	235,688
General Electric Co
2.700%, 10/09/2022	1,100,000	1,119,895
General Electric Company
4.125%, 10/09/2042	460,000	471,631
HD Supply, Inc.
8.125%, 04/15/2019 (S)	235,000	267,900
Huntington Ingalls Industries, Inc.
7.125%, 03/15/2021	595,000	647,063
Iron Mountain, Inc.
5.750%, 08/15/2024	680,000	688,500
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	820,000	899,950
Masco Corp.
7.125%, 03/15/2020	580,000	674,247
Navios South American Logistics, Inc.
9.250%, 04/15/2019	945,000	927,281
Northwest Airlines 2002-1 Class G-2 Pass
Through Trust
6.264%, 11/20/2021	195,300	207,018
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	324,500	360,584
Odebrecht Finance, Ltd.
6.000%, 04/05/2023 (S)	456,000	527,250
7.125%, 06/26/2042 (S)	1,035,000	1,200,600
7.500%, 09/15/2015 (Q)(S)	365,000	398,763
Owens Corning
4.200%, 12/15/2022	915,000	929,509
Penske Truck Leasing Company LP
3.750%, 05/11/2017 (S)	935,000	978,043
Ply Gem Industries, Inc.
9.375%, 04/15/2017 (S)	185,000	197,025

The accompanying notes are an integral part of the financial statements.	7
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Steelcase, Inc.
6.375%, 02/15/2021	$ 930,000	$989,940
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	3,275,000	2,849,250
Textron, Inc.
5.600%, 12/01/2017	795,000	899,807
7.250%, 10/01/2019	545,000	664,962
The Dun & Bradstreet Corp.
4.375%, 12/01/2022	1,300,000	1,329,728
The Hertz Corp.
6.750%, 04/15/2019	1,170,000	1,276,763
The Kenan Advantage Group, Inc.
8.375%, 12/15/2018 (S)	800,000	816,000
Tutor Perini Corp.
7.625%, 11/01/2018	790,000	815,675
Tyco Electronics Group SA
4.875%, 01/15/2021	500,000	560,414
6.550%, 10/01/2017	945,000	1,132,782
UAL 2007-1 Class C Pass Through Trust
2.984%, 07/02/2014 (P)	1,940,256	1,901,451
UAL 2009-1 Pass Through Trust
10.400%, 11/01/2016	209,802	241,524
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	629,893	729,101
Union Pacific Corp.
4.163%, 07/15/2022	1,137,000	1,284,763
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	623,183	674,595
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	345,000	376,050
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	1,055,000	1,073,463
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	800,000	936,000
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	880,000	1,031,800
Waste Management, Inc.
7.750%, 05/15/2032	625,000	880,290
		49,975,330
Information Technology - 0.3%
Aspect Software, Inc.
10.625%, 05/15/2017	750,000	678,750
Brightstar Corp.
9.500%, 12/01/2016 (S)	1,175,000	1,251,375
Computer Sciences Corp.
4.450%, 09/15/2022	530,000	552,894
Global Generations Merger Sub, Inc.
11.000%, 12/15/2020 (S)	680,000	691,900
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,186,399
		4,361,318
Materials - 2.9%
Alcoa, Inc.
5.720%, 02/23/2019	560,000	594,408
Allegheny Technologies, Inc.
5.950%, 01/15/2021	300,000	332,031

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Allegheny Technologies, Inc. (continued)
9.375%, 06/01/2019	$ 530,000	$673,831
American Gilsonite Company
11.500%, 09/01/2017 (S)	980,000	1,009,400
ArcelorMittal
6.125%, 06/01/2018	530,000	536,959
6.750%, 02/25/2022 (L)	1,000,000	1,048,512
10.350%, 06/01/2019	580,000	695,164
ARD Finance SA, PIK
11.125%, 06/01/2018 (S)	680,878	721,731
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	1,335,000	1,505,213
Building Materials Corp. of America
6.750%, 05/01/2021 (S)	415,000	458,575
Cemex Finance LLC
9.375%, 10/12/2022 (S)	250,000	281,250
CF Industries, Inc.
7.125%, 05/01/2020	1,315,000	1,653,605
Cliffs Natural Resources Inc
3.950%, 01/15/2018	250,000	251,530
Commercial Metals Company
7.350%, 08/15/2018	645,000	699,825
Consolidated Container Company LLC
10.125%, 07/15/2020 (S)	755,000	807,850
Corporacion Nacional del Cobre de Chile
5.500%, 10/15/2013 (S)	481,000	495,720
Eastman Chemical Company
4.500%, 01/15/2021	1,000,000	1,109,379
Edgen Murray Corp.
8.750%, 11/01/2020 (S)	700,000	707,000
EuroChem Mineral & Chemical Company
OJSC
5.125%, 12/12/2017 (S)	375,000	377,786
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 to 04/01/2022 (S)	1,230,000	1,262,975
8.250%, 11/01/2019 (S)	335,000	356,775
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	1,070,000	1,271,745
7.250%, 06/01/2028	345,000	450,846
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	330,000	378,004
International Paper Company
9.375%, 05/15/2019	620,000	844,898
JMC Steel Group
8.250%, 03/15/2018 (S)	225,000	235,125
LyondellBasell Industries NV
5.000%, 04/15/2019	475,000	524,875
Magnesita Finance, Ltd.
8.625%, 04/05/2017 (Q)(S)	840,000	883,942
Metinvest BV
8.750%, 02/14/2018 (S)	870,000	846,075
Polymer Group, Inc.
7.750%, 02/01/2019	210,000	225,225
Pretium Packaging LLC
11.500%, 04/01/2016	290,000	299,063
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)	415,000	422,263
8.250%, 01/15/2021 (S)	400,000	409,000
Rio Tinto Alcan, Inc.
5.000%, 06/01/2015	339,000	370,506
Severstal Columbus LLC
10.250%, 02/15/2018	180,000	189,450

The accompanying notes are an integral part of the financial statements.	8
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Southern Copper Corp.
5.250%, 11/08/2042	$ 850,000	$848,285
SunCoke Energy, Inc.
7.625%, 08/01/2019	490,000	504,700
Tekni-Plex, Inc.
9.750%, 06/01/2019 (S)	811,000	883,990
Temple-Inland, Inc.
6.625%, 01/15/2018	1,385,000	1,663,486
The Dow Chemical Company
3.000%, 11/15/2022	1,270,000	1,269,799
4.125%, 11/15/2021	1,000,000	1,094,405
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018	825,000	676,500
Vale Overseas, Ltd.
6.875%, 11/10/2039	430,000	537,737
Valspar Corp.
4.200%, 01/15/2022	1,000,000	1,091,268
Vulcan Materials Company
7.500%, 06/15/2021	225,000	256,500
Walter Energy, Inc.
9.875%, 12/15/2020 (S)	670,000	747,050
Westvaco Corp.
7.950%, 02/15/2031	1,315,000	1,715,130
Xstrata Canada Financial Corp.
3.600%, 01/15/2017 (S)	700,000	736,957
4.950%, 11/15/2021 (S)	900,000	965,684
		35,922,027
Telecommunication Services - 2.6%
American Tower Corp.
4.700%, 03/15/2022	805,000	889,724
5.900%, 11/01/2021	1,500,000	1,788,882
AT&T, Inc.
4.350%, 06/15/2045 (S)	285,000	285,341
5.350%, 09/01/2040	580,000	673,471
BellSouth Corp.
6.550%, 06/15/2034	1,580,000	1,889,868
CenturyLink, Inc.
5.800%, 03/15/2022	965,000	1,019,108
6.450%, 06/15/2021	675,000	745,187
7.600%, 09/15/2039	1,630,000	1,688,214
7.650%, 03/15/2042	1,000,000	1,042,742
Cincinnati Bell, Inc.
8.750%, 03/15/2018	510,000	526,575
Clearwire Communications LLC
12.000%, 12/01/2015 (S)	620,000	666,500
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	1,295,000	1,459,912
6.113%, 01/15/2020 (S)	1,320,000	1,588,615
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030	1,358,000	2,030,558
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)	475,000	522,500
Digicel, Ltd.
7.000%, 02/15/2020 (S)	300,000	321,000
Embarq Corp.
7.995%, 06/01/2036	1,092,000	1,203,597
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	1,655,000	1,753,684
7.628%, 06/15/2016 (S)	1,530,000	1,612,727
GTP Towers Issuer LLC
8.112%, 02/15/2015 (S)	2,290,000	2,388,546

Active Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
Oi SA
9.750%, 09/15/2016 (S)	BRL	2,010,000	$1,030,769
PAETEC Holding Corp.
9.875%, 12/01/2018		$ 436,000	499,220
SBA Tower Trust
2.933%, 12/15/2017 (S)		855,000	889,504
5.101%, 04/17/2017 (S)		775,000	873,658
Sprint Capital Corp.
6.875%, 11/15/2028		750,000	780,000
Telecom Italia Capital SA
7.200%, 07/18/2036		670,000	699,480
Verizon Communications, Inc.
6.900%, 04/15/2038		1,715,000	2,434,280
Verizon New York, Inc.
7.000%, 12/01/2033		500,000	520,078
West Corp.
11.000%, 10/15/2016 (L)		775,000	806,000
			32,629,740
Utilities - 2.6%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)		1,760,000	1,929,240
Appalachian Power Company
5.800%, 10/01/2035		1,961,000	2,308,111
Arizona Public Service Company
5.500%, 09/01/2035		1,118,000	1,321,233
Beaver Valley II Funding
9.000%, 06/01/2017		957,000	973,814
BVPS II Funding Corp.
8.890%, 06/01/2017		552,000	606,126
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033		535,000	757,554
CMS Energy Corp.
5.050%, 03/15/2022		845,000	940,765
Commonwealth Edison Company
5.800%, 03/15/2018		830,000	1,004,449
DPL, Inc.
7.250%, 10/15/2021		1,110,000	1,187,700
Entergy Corp.
4.700%, 01/15/2017		1,000,000	1,082,940
Exelon Generation Company LLC
5.600%, 06/15/2042 (S)		471,000	503,457
6.250%, 10/01/2039		430,000	498,711
GDF Suez
2.875%, 10/10/2022 (S)		755,000	746,408
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month
LIBOR + 2.120%)
12/01/2066		1,328,000	1,392,740
Ipalco Enterprises, Inc.
5.000%, 05/01/2018		785,000	822,288
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)		1,020,000	1,107,469
Michigan Consolidated Gas Company
5.700%, 03/15/2033		736,000	858,462
NiSource Finance Corp.
6.400%, 03/15/2018		1,672,000	2,014,837
NRG Energy, Inc.
7.625%, 01/15/2018		880,000	976,800
8.250%, 09/01/2020		730,000	817,600
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022		1,350,000	1,469,790
PNM Resources, Inc.
9.250%, 05/15/2015		964,000	1,100,165

The accompanying notes are an integral part of the financial statements.	9
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
PPL Capital Funding, Inc.
3.500%, 12/01/2022	$ 1,170,000	$1,189,550
PPL Capital Funding, Inc. (6.700% to
03/30/2017, then 3 month
LIBOR + 2.665%)
03/30/2067	605,000	639,788
PPL Energy Supply LLC
6.500%, 05/01/2018	1,000,000	1,197,001
PSEG Power LLC
8.625%, 04/15/2031	736,000	1,071,049
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	507,422	535,308
Southern California Edison Company
(6.250% to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	660,000	716,569
SPI Electricity & Gas Australia
Holdings Pty, Ltd.
6.150%, 11/15/2013 (S)	798,000	825,097
TransAlta Corp.
6.650%, 05/15/2018	1,157,000	1,329,336
W3A Funding Corp.
8.090%, 01/02/2017	346,409	357,658
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month
LIBOR + 2.113%)
05/15/2067	735,000	791,044
		33,073,059
TOTAL CORPORATE BONDS (Cost $462,097,250)		$ 514,225,818

CAPITAL PREFERRED SECURITIES - 1.2%
Financials - 1.2%
Allfirst Preferred Capital Trust
1.840%, 07/15/2029 (P)	1,025,000	820,704
Capital One Capital III (7.686% to
08/15/2036, then 1 month
LIBOR + 2.950%)
08/01/2066	1,300,000	1,300,000
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month
LIBOR + 1.368%)
04/15/2037	1,550,000	1,550,000
HSBC Finance Capital Trust IX (5.911%
to 11/30/2015, then 3 month
LIBOR + 1.926%)
11/30/2035	1,350,000	1,346,625
Lloyds Banking Group PLC (6.413% to
10/01/2035, then 3 month
LIBOR + 1.496%)
10/01/2035 (Q)(S)	520,000	455,000
MetLife Capital Trust X (9.250% to
04/08/2038, then 3 month
LIBOR + 5.540%)
04/08/2038 (S)	650,000	897,000
PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	245,000	278,256
PNC Preferred Funding Trust III (8.700%
to 03/15/2013, then 3 month
LIBOR + 5.226%)
03/15/2013 (Q)(S)	1,580,000	1,592,766

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
Regions Financing Trust II (6.625% to
05/15/2027, then 3 month
LIBOR + 1.290%)
05/15/2047	$ 530,000	$527,350
Sovereign Capital Trust VI
7.908%, 06/13/2036	390,000	405,600
State Street Capital Trust IV
1.308%, 06/15/2037 (P)	1,685,000	1,310,553
SunTrust Preferred Capital I
4.000%, 02/19/2013 (P)(Q)	425,000	357,680
USB Capital IX
3.500%, 04/15/2017 (P)(Q)	1,745,000	1,577,340
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month
LIBOR + 2.000%)
12/15/2065 (S)	640,000	684,800
ZFS Finance USA Trust V
6.500%, 05/09/2037 (P)(S)	1,385,000	1,476,756
		14,580,430
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $14,019,736)		$ 14,580,430

CONVERTIBLE BONDS - 0.1%
Consumer Discretionary - 0.0%
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	220,000	377,575
Industrials - 0.1%
US Airways Group, Inc.
7.250%, 05/15/2014	135,000	407,025
TOTAL CONVERTIBLE BONDS (Cost $372,588)		$ 784,600

TERM LOANS (M) - 0.3%
Consumer Discretionary - 0.2%
CCM Merger, Inc.
6.000%, 03/01/2017	448,974	449,804
Kalispel Tribal Economic Authority
7.500%, 02/24/2017	1,463,463	1,441,511
Landry’s, Inc.
6.500%, 04/24/2018	297,750	301,392
		2,192,707
Financials - 0.0%
iStar Financial, Inc.
5.750%, 09/28/2017	240,998	243,257
Walter Investment Management Corp.
5.750%, 11/28/2017	345,625	346,489
		589,746
Industrials - 0.1%
Consolidated Precision Product,
TBD 12/20/2019 (T)	250,000	250,625
Delta Air Lines, Inc., TBD
5.250%, 10/18/2018	500,000	502,969
		753,594
Materials - 0.0%
Fortescue Metals Group Finance PTY, Ltd.
5.250%, 10/18/2017	548,625	552,482
TOTAL TERM LOANS (Cost $4,051,868)		$ 4,088,529

The accompanying notes are an integral part of the financial statements.	10
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS - 0.6%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	$ 1,885,000	$2,761,845
State of California
7.600%, 11/01/2040	300,000	438,585
State of Illinois
5.100%, 06/01/2033	570,000	562,385
The George Washington University
(District of Columbia)
5.095%, 09/15/2032 (P)	4,385,000	4,422,053
TOTAL MUNICIPAL BONDS (Cost $7,267,811)		$ 8,184,868

COLLATERALIZED MORTGAGE
OBLIGATIONS - 21.4%
Commercial & Residential - 14.8%
American Home Mortgage Assets LLC,
Series 2006-6, Class XP IO
1.725%, 12/25/2046	12,427,008	1,108,410
American Home Mortgage
Investment Trust, Series 2004-4,
Class 5A 2.526%, 02/25/2045 (P)	1,519,055	1,474,447
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,505,000	1,539,434
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	1,420,000	1,452,548
Americold 2010 LLC Trust
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (S)	750,000	910,761
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (S)	2,850,000	3,476,441
Banc of America
Commercial Mortgage Trust, Inc.
Series 2005-5, Class XC IO,
0.092%, 10/10/2045 (S)	221,825,955	707,847
Series 2005-2, Class AJ,
4.953%, 07/10/2043 (P)	2,524,154	2,700,739
Series 2007-3, Class AMF,
5.317%, 06/10/2049	900,000	971,040
Series 2007-1, Class A3,
5.449%, 01/15/2049	777,199	797,527
Series 2007-2, Class A2,
5.634%, 04/10/2049 (P)	686,780	701,510
Series 2006-4, Class AM,
5.675%, 07/10/2046	1,830,000	2,068,972
Series 2007-3, Class AM,
5.685%, 06/10/2049 (P)	1,000,000	1,092,771
Series 2006-2, Class AM,
5.762%, 05/10/2045 (P)	930,000	1,042,282
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	1,630,000	1,862,039
Bayview Commercial Asset Trust,
Series 2008-1, Class A4
1.710%, 01/25/2038 (P)(S)	1,760,000	918,731
Bear Stearns Alt-A Trust, Series 2004-12,
Class 1A1 0.910%, 01/25/2035 (P)	1,297,422	1,248,661
Bear Stearns Asset
Backed Securities Trust
Series 2004-AC5, Class A1,
5.250%, 10/25/2034	1,023,239	1,054,181
Series 2003-AC4, Class A,
5.500%, 09/25/2033	234,023	241,789
Bear Stearns Commercial Mortgage
Securities, Series 2007-PW17, Class AJ
5.890%, 06/11/2050 (P)	880,000	734,631

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2006-T24, Class X2 IO,
0.446%, 10/12/2041 (S)	$ 99,367,208	$390,215
Series 2004-T16, Class X1 IO,
0.770%, 02/13/2046 (S)	23,159,217	282,751
Series 2004-PWR5, Class X1 IO,
0.850%, 07/11/2042 (S)	22,612,030	324,370
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.420%, 12/25/2036 (P)	1,304,189	777,820
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.738%, 03/15/2049 (P)	1,764,000	2,018,912
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-1, Class 2B1
1.359%, 04/25/2035 (P)	84,063	34
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1,
Class C 5.219%, 07/15/2044 (P)	400,000	397,860
Commercial Mortgage Pass
Through Certificates
Series 2012-CR5, Class XA IO,
1.951%, 12/10/2045	10,735,000	1,309,670
Series 2012-CR2, Class XA IO,
1.973%, 08/15/2045	16,747,995	2,115,004
Series 2012-LC4, Class XA IO,
2.528%, 12/10/2044 (S)	6,203,916	957,308
Series 2011-THL, Class A,
3.376%, 06/09/2028 (S)	1,929,576	1,956,002
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (P)	730,000	819,451
Series 2012-LC4, Class C,
5.649%, 12/10/2044 (P)	625,000	707,021
Series 2007-C9, Class A4,
5.800%, 12/10/2049 (P)	2,450,000	2,910,419
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-HYB2, Class 4A,
2.592%, 07/20/2034 (P)	2,729,678	2,773,200
Series 2005-12, Class 2A5,
5.500%, 05/25/2035	186,666	187,366
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C1,
Class AX IO 0.337%, 02/15/2038 (S)	39,911,015	246,969
Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class C,
4.270%, 05/05/2027 (S)	1,795,000	1,877,385
Series 2012-FBLU, Class D,
5.007%, 05/05/2027 (S)	1,150,000	1,215,996
FREMF Mortgage Trust
Series 2011-K11, Class B,
4.420%, 12/25/2048 (P)(S)	875,000	926,102
Series 2011-K10, Class B,
4.597%, 11/25/2049 (P)(S)	1,000,000	1,072,070
G-FORCE LLC, Series 2005-RR2,
Class A4B 5.422%, 12/25/2039 (S)	2,060,000	326,531
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class XC IO,
0.544%, 06/10/2048 (S)	54,447,968	497,382
Series 2005-C3, Class A7A,
4.974%, 07/10/2045 (P)	2,500,000	2,743,705

The accompanying notes are an integral part of the financial statements.	11
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR2, Class 3A
3.565%, 08/19/2034 (P)	$ 1,905,135	$1,843,228
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM 5.867%, 07/10/2038 (P)	2,050,000	2,305,977
GS Mortgage Securities Corp. II
Series 2005-GG4, Class XC IO,
0.746%, 07/10/2039 (S)	71,783,522	1,052,490
Series 2011-ALF, Class XA1 IO,
3.364%, 02/10/2021 (S)	14,239,459	336,051
Series 2011-ALF, Class D,
4.209%, 02/10/2021 (S)	1,500,000	1,516,800
Series 2007-GG10, Class A4,
5.789%, 08/10/2045 (P)	2,000,000	2,305,278
GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1,
2.614%, 09/25/2035 (P)	973,932	955,807
Series 2004-9, Class B1,
3.208%, 08/25/2034 (P)	1,532,375	645,839
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	26,378,949	187,291
Series 2007-3, Class ES IO,
0.350%, 05/19/2047	31,465,204	223,403
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	36,668,855	260,349
Series 2005-11, Class X IO,
2.016%, 08/19/2045	5,885,448	320,572
Series 2004-11, Class X1 IO,
2.061%, 01/19/2035	10,400,719	788,200
Series 2005-8, Class 1X IO,
2.182%, 09/19/2035	9,558,605	623,803
Series 2004-7, Class 2A3,
2.635%, 11/19/2034 (P)	423,475	364,540
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.686%, 10/25/2036	26,116,230	1,422,029
Series 2005-AR18, Class 1X IO,
2.038%, 10/25/2036	16,361,961	1,222,239
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2006-LDP8, Class X IO,
0.538%, 05/15/2045	79,006,770	1,265,846
Series 2011-C3A, Class XA IO,
1.325%, 02/15/2046 (S)	27,037,709	1,635,241
Series 2012-HSBC Class XA IO,
1.431%, 07/05/2032 (S)	16,335,000	1,894,762
Series 2011-C4, Class XA IO,
1.593%, 07/15/2046 (S)	35,508,719	2,475,739
Series 2012-PHH, Class D,
3.477%, 10/15/2025 (P)(S)	595,000	602,068
Series 2005-LDP3, Class A4B,
4.996%, 08/15/2042 (P)	1,705,000	1,857,190
Series 2005-LDP5, Class A4,
5.200%, 12/15/2044 (P)	5,990,000	6,676,065
Series 2005-LDP5, Class AM,
5.242%, 12/15/2044 (P)	4,225,000	4,706,523
Series 2007-LDPX, Class A2S,
5.305%, 01/15/2049	1,497,405	1,504,463
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	1,250,000	1,429,718

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp. (continued)
Series 2005-LDP5, Class G,
5.355%, 12/15/2044 (P)(S)	$ 500,000	$323,214
Series 2006-LDP9, Class AM,
5.372%, 05/15/2047	1,510,000	1,607,724
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049	4,383,197	5,068,584
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	1,700,000	1,909,537
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	2,290,000	2,635,199
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	4,530,000	4,706,385
Series 2007-LDPX Class AM,
5.464%, 01/15/2049 (P)	700,000	754,814
Series 2006-LDP7, Class AM,
5.871%, 04/15/2045 (P)	1,685,000	1,884,010
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class XCL IO,
0.808%, 02/15/2040 (S)	29,433,132	459,186
Series 2005-C2, Class AJ,
5.205%, 04/15/2030 (P)	1,000,000	1,055,103
Series 2006-C6, Class AM,
5.413%, 09/15/2039	2,180,000	2,453,507
Series 2007-C2, Class A3,
5.430%, 02/15/2040	2,260,000	2,593,185
Series 2006-C4, Class A4,
5.865%, 06/15/2038 (P)	1,502,000	1,734,167
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
2.670%, 04/21/2034 (P)	983,400	1,004,833
Series 2004-8, Class 5A1,
2.755%, 08/25/2034 (P)	2,216,622	2,210,968
MASTR Alternative Loans Trust,
Series 2004-4, Class 8A1
6.500%, 05/25/2034	923,130	985,055
Merrill Lynch Mortgage Investors Trust
Series 2005-A, Class A1,
0.670%, 03/25/2030 (P)	98,444	96,415
Series 2007-3, Class M1,
3.406%, 09/25/2037 (P)	373,980	192,875
Series 2007-3, Class M2,
3.406%, 09/25/2037 (P)	324,273	42,439
Series 2007-3, Class M3,
3.406%, 09/25/2037 (P)	200,462	6,618
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class XC IO,
0.113%, 07/12/2038 (S)	204,140,375	1,075,003
Series 2005-CIP1, Class XP IO,
0.196%, 07/12/2038	103,980,783	179,783
Series 2006-C2, Class X IO,
0.347%, 08/12/2043 (S)	91,400,689	958,519
Series 2008-C1, Class X IO,
0.483%, 02/12/2051 (S)	44,515,617	756,587
Series 2004-KEY2, Class A4,
4.864%, 08/12/2039 (P)	1,588,012	1,686,955
Series 2007-C1, Class AM,
5.849%, 06/12/2050 (P)	964,000	949,747

The accompanying notes are an integral part of the financial statements.	12
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class AM,
5.419%, 08/12/2048	$ 1,760,000	$1,862,520
Series 2006-2, Class A4,
5.893%, 06/12/2046 (P)	2,060,000	2,372,770
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2012-C5, Class XA IO,
1.937%, 08/15/2045 (S)	15,424,286	1,725,808
Series 2012-C6, Class XA IO,
2.196%, 11/15/2045 (S)	11,975,653	1,526,776
Morgan Stanley Capital I Trust
Series 2005-T17, Class X1 IO,
0.197%, 12/13/2041 (S)	58,562,919	626,096
Series 2005-IQ9, Class X1 IO,
1.084%, 07/15/2056 (S)	29,428,329	689,888
Series 2011-C3, Class XA IO,
1.383%, 07/15/2049 (S)	21,933,920	1,269,513
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,529,926
Series 2006-HQ10, Class AM,
5.360%, 11/12/2041	1,345,000	1,499,658
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	2,380,000	2,743,819
Series 2006-HQ8, Class AM,
5.469%, 03/12/2044 (P)	2,015,000	2,226,210
Series 2007-IQ14, Class AM,
5.696%, 04/15/2049 (P)	1,890,000	1,901,589
Series 2006-T23, Class A4,
5.818%, 08/12/2041 (P)	1,469,000	1,700,581
Motel 6 Trust, Series 2012-MTL6,
Class D 3.781%, 10/05/2025 (S)	3,350,000	3,351,028
Multi Security Asset Trust,
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	436,450
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO,
2.457%, 12/25/2045	10,882,143	637,960
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	281,944	278,227
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.411%, 05/20/2035 (P)	207,320	182,171
Springleaf Mortgage Loan Trust
Series 2012-2A, Class A,
2.220%, 10/25/2057 (P)(S)	1,004,568	1,034,805
Series 2012-3A, Class M1,
2.660%, 12/25/2059 (P)(S)	624,782	585,682
Structured Asset Securities Corp.
Series 2003-6A, Class B1,
2.859%, 03/25/2033 (P)	628,741	338,126
Series 1998-RF2, Class A,
7.493%, 07/15/2027 (P)(S)	184,134	187,262
Thornburg Mortgage Securities Trust,
Series 2004-1, Class II2A
1.909%, 03/25/2044 (P)	1,307,340	1,280,670
Timberstar Trust, Series 2006-1A, Class A
5.668%, 10/15/2036 (S)	2,300,000	2,638,618
UBS Commercial Mortgage Trust
Series 2012-C1, Class B,
4.822%, 05/10/2045	820,000	909,530

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
UBS Commercial Mortgage Trust (continued)
Series 2012-C1, Class C,
5.536%, 05/10/2045 (P)(S)	$ 585,000	$651,647
UBS-Barclays Commercial
Mortgage Trust, Series 2012-C2,
Class XA IO 1.827%, 05/10/2063 (S)	19,410,032	2,032,347
Wachovia Bank
Commercial Mortgage Trust
Series 2005-C17, Class XC IO,
0.274%, 03/15/2042 (S)	36,691,274	208,260
Series 2005-C19, Class AJ,
4.793%, 05/15/2044	1,862,483	2,006,099
Series 2005-C16, Class D,
5.044%, 10/15/2041 (P)	1,000,000	1,051,017
Series 2005-C16, Class E,
5.153%, 10/15/2041 (P)(S)	2,500,000	2,533,738
Series 2007-C31, Class AM,
5.591%, 04/15/2047 (P)	1,930,000	2,064,926
WaMu Commercial Mortgage
Securities Trust, Series 2007-SL3,
Class A 5.933%, 03/23/2045 (P)(S)	1,009,553	1,021,672
WaMu Mortgage Pass
Through Certificates
Series 2005-AR13, Class X IO,
1.476%, 10/25/2045	16,569,498	942,468
Series 2005-AR8, Class X IO,
1.613%, 07/25/2045	16,903,975	1,021,544
Series 2005-AR6, Class X IO,
1.620%, 04/25/2045	12,895,291	766,517
Washington Mutual Alternative Mortgage
Pass Through Certificates,
Series 2005-1, Class 6A1
6.500%, 03/25/2035	592,641	549,694
Wells Fargo Commercial Mortgage Trust,
Series 2012-C9 XA IO
2.288%, 11/15/2045 (S)	19,791,051	2,824,599
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR5,
Class 1A1 2.619%, 04/25/2035 (P)	962,494	943,861
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO,
1.705%, 03/15/2044 (S)	26,143,187	2,131,951
Series 2012-C10, Class XA IO,
1.856%, 12/15/2045 (S)	8,000,000	1,000,968
		186,977,218
U.S. Government Agency - 6.6%
Federal Home Loan Mortgage Corp.
Series K011, Class X1 IO,
0.375%, 11/25/2020	57,623,018	1,283,005
Series K014, Class X1 IO,
1.271%, 04/25/2021	5,623,018	471,524
Series K022, Class X1 IO,
1.309%, 07/25/2022	13,940,000	1,343,035
Series KAIV, Class X1 IO,
1.395%, 06/25/2021	26,828,567	2,280,455
Series K017, Class X1 IO,
1.456%, 12/25/2021	6,770,225	673,191
Series K018, Class X1 IO,
1.466%, 01/25/2022	7,984,141	808,203
Series K708, Class X1 IO,
1.512%, 01/25/2019	12,245,698	963,773

The accompanying notes are an integral part of the financial statements.	13
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K021, Class X1 IO,
1.515%, 06/25/2022	$ 13,791,080	$1,532,230
Series K709, Class X1 IO,
1.546%, 03/25/2019	8,302,362	673,156
Series K707, Class X1 IO,
1.559%, 12/25/2018	11,694,775	924,554
Series K705, Class X1 IO,
1.761%, 09/25/2018	15,939,443	1,375,877
Series K710, Class X1 IO,
1.785%, 05/25/2019	5,991,158	571,185
Series K021, Class A2,
2.396%, 06/25/2022	1,000,000	1,015,192
Series 4037, Class PI IO,
3.000%, 04/15/2027	6,811,717	803,101
Series 4042, Class PI IO,
3.000%, 05/15/2027	16,077,129	1,687,367
Series 3632, Class AP,
3.000%, 02/15/2040	4,687,750	4,962,733
Series 3956, Class DJ,
3.250%, 10/15/2036	2,796,202	2,866,764
Series 290, Class IO,
3.500%, 11/15/2032	4,279,863	871,455
Series 3630, Class BI IO,
4.000%, 05/15/2027	637,690	16,992
Series 3908, Class PA,
4.000%, 06/15/2039	1,692,380	1,810,767
Series 3943, Class DI IO,
4.000%, 11/15/2039	5,601,814	745,301
Series 3623, Class LI IO,
4.500%, 01/15/2025	1,360,395	100,339
Series 3830, Class NI IO,
4.500%, 01/15/2036	6,487,163	775,274
Series 3794, Class PI IO,
4.500%, 02/15/2038	2,233,522	203,828
Series 4030, Class BI IO,
5.000%, 01/15/2042	4,354,952	834,028
Series 4077, Class IK IO,
5.000%, 07/15/2042	2,493,104	780,031
Series 3581, Class IO,
6.000%, 10/15/2039	1,511,264	237,466
Series T-41, Class 3A,
6.801%, 07/25/2032 (P)	122,820	135,561
Federal National Mortgage Association
Series 2012-M5, Class X IO,
0.645%, 02/25/2022	13,540,169	619,530
Series 2012-21, Class PA,
2.000%, 03/25/2041	9,536,561	9,692,303
Series 2012-38, Class PA,
2.000%, 09/25/2041	2,408,020	2,458,843
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	4,286,413	854,523
Series 2012-19, Class JA,
3.500%, 03/25/2041	4,739,487	5,120,945
Series 2011-146, Class MA,
3.500%, 08/25/2041	2,970,415	3,204,071
Series 2012-98, Class JP,
3.500%, 03/25/2042	2,897,233	3,106,346
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	3,498,194	994,078
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	1,954,466	52,820

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	$ 1,950,257	$64,789
Series 2010-15, Class KA,
4.000%, 03/25/2039	2,354,720	2,508,512
Series 402, Class 4 IO,
4.000%, 10/25/2039	4,040,070	353,006
Series 402, Class 3 IO,
4.000%, 11/25/2039	2,394,496	254,613
Series 2011-86, Class NA,
4.000%, 01/25/2041	5,946,852	6,401,828
Series 2011-41, Class KA,
4.000%, 01/25/2041	3,463,379	3,706,750
Series 2009-109, Class IW IO,
4.500%, 04/25/2038	2,077,289	154,162
Series 398, Class C3 IO,
4.500%, 05/25/2039	2,137,792	184,713
Series 401, Class C2 IO,
4.500%, 06/25/2039	1,567,921	129,820
Series 402, Class 7 IO,
4.500%, 11/25/2039	3,597,277	449,123
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	1,921,200	157,983
Series 407, Class 21 IO,
5.000%, 01/25/2039	1,989,802	219,376
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	3,638,144	401,179
Series 2009-78, Class IB IO,
5.000%, 06/25/2039	4,848,946	491,448
Series 407, Class 15 IO,
5.000%, 01/25/2040	2,824,574	420,440
Series 407, Class 16 IO,
5.000%, 01/25/2040	590,492	71,784
Series 407, Class 17 IO,
5.000%, 01/25/2040	555,094	69,695
Series 407, Class 7 IO,
5.000%, 03/25/2041	2,167,033	362,877
Series 407, Class 8 IO,
5.000%, 03/25/2041	1,063,786	157,273
Series 407, Class C6 IO,
5.500%, 01/25/2040	8,149,504	1,292,176
Series 2010-135, Class TS IO,
5.810%, 12/25/2040	7,610,720	1,284,969
Series 2001-50, Class BA,
7.000%, 10/25/2041	29,769	31,631
Series 2002-W3, Class A5,
7.500%, 11/25/2041	182,707	217,213
Government National
Mortgage Association
Series 2012-70, Class IO,
0.962%, 08/16/2052	12,990,097	886,704
Series 2012-120, Class IO,
1.012%, 02/16/2053	15,953,691	1,337,877
Series 2012-114, Class IO,
1.026%, 01/16/2053	16,168,446	1,545,995
Series 2010-78, Class AI IO,
4.500%, 04/20/2039	3,241,400	189,234
Series 2010-147, Class SA IO,
5.959%, 05/20/2040	8,070,536	1,466,063

The accompanying notes are an integral part of the financial statements.	14
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 2010-85, Class SB IO,
6.391%, 03/16/2040	$ 6,902,791	$1,366,987
		83,028,066
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $265,631,361)		$ 270,005,284

ASSET BACKED SECURITIES - 3.3%
Aegis Asset Backed Securities Trust
Series 2004-3, Class A1,
0.570%, 09/25/2034 (P)	664,719	642,651
Series 2005-4, Class M1,
0.660%, 10/25/2035 (P)	1,585,000	1,188,164
Ameriquest Mortgage Securities, Inc.
Series 2005-R1, Class M1,
0.660%, 03/25/2035 (P)	854,434	841,808
Series 2005-R3, Class M2,
0.680%, 05/25/2035 (P)	1,100,000	968,395
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	6,281	6,322
Argent Securities, Inc.
Seriese 2003-W10, Class M1,
1.290%, 01/25/2034 (P)	672,343	623,630
Series 2004-W1, Class M3,
1.660%, 03/25/2034 (P)	309,574	205,032
Asset Backed Funding Certificates
Series 2005-HE1, Class M1,
0.630%, 03/25/2035 (P)	1,092,363	1,054,031
Series 2005-AQ1, Class A4,
5.010%, 06/25/2035	766,554	776,295
Asset Backed Securities Corp. Home
Equity, Series 2006-HE1, Class A3
0.410%, 01/25/2036 (P)	1,183,255	1,086,690
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.560%, 02/28/2041 (P)	454,734	449,096
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.450%, 07/25/2036 (P)(S)	1,875,522	1,634,311
Capital Trust Re CDO, Ltd.,
Series 2005-1A, Class E
2.311%, 03/20/2050 (H)(P)(S)	834,000	8
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5,
0.270%, 10/25/2036 (P)	423,799	316,847
Series 2005-OPT2, Class M2,
0.660%, 05/25/2035 (P)	701,144	670,204
Centex Home Equity
Series 2005-A, Class M4,
1.010%, 01/25/2035 (P)	246,262	85,695
Series 2004-D, Class AF4,
4.680%, 06/25/2032	675,991	694,300
Citicorp Residential Mortgage
Securities, Inc., Series 2007-2, Class A6
6.265%, 06/25/2037	772,601	765,591
Contimortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.100%, 08/15/2025	12,347	12,247

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2,
0.390%, 06/25/2036 (P)	$ 576,349	$556,507
Series 2004-10, Class AF5B,
5.113%, 02/25/2035	1,334,879	1,329,686
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB2, Class M1,
0.650%, 04/25/2036 (P)	1,322,432	1,276,613
Series 2006-MH1, Class B1,
5.936%, 10/25/2036 (S)	2,560,000	1,249,894
CSMC Trust, Series 2006-CF2, Class M1
0.680%, 05/25/2036 (S)	1,225,000	1,159,427
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	4,691,619	5,269,392
Encore Credit Receivables Trust,
Series 2005-2, Class M2
0.670%, 11/25/2035 (P)	1,400,000	1,235,984
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.115%, 04/25/2034	254,189	194,494
Series 2004-1, Class M3,
5.260%, 04/25/2034	303,746	182,355
Fremont Home Loan Trust, Series 2005-1,
Class M3
0.975%, 06/25/2035 (P)	840,000	790,106
GSRPM Mortgage Loan Trust,
Series 2006-1, Class A1
0.510%, 03/25/2035 (P)(S)	1,902,384	1,818,172
Home Equity Asset Trust, Series 2005-5,
Class M1
0.690%, 11/25/2035 (P)	1,150,000	1,105,080
JER CRE CDO, Series 2006-2A,
Class FFL
1.710%, 03/25/2045 (H)(P)(S)	2,000,000	20
Leaf II Receivables Funding LLC,
Series 2011-1, Class A
1.700%, 12/20/2018 (S)	218,568	216,819
LNR CDO, Ltd., Series 2006-1A,
Class BFL
0.760%, 05/28/2043 (H)(P)(S)	3,300,000	33
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.260%, 02/25/2034 (P)	167,205	143,925
MASTR Asset Backed Securities Trust,
Series 2007-HE2, Class A2
0.910%, 08/25/2037 (P)	803,913	765,436
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.960%, 09/25/2035 (P)	465,176	422,213
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
0.660%, 03/25/2035 (P)	780,000	734,988
Series 2005-3, Class M1,
0.690%, 07/25/2035 (P)	325,000	319,037
Novastar Home Equity Loan,
Series 2004-4, Class M3
1.290%, 03/25/2035 (P)	620,000	598,321
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.110%, 01/25/2034 (P)	607,626	557,184

The accompanying notes are an integral part of the financial statements.	15
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Park Place Securities, Inc.
Series 2005-WCH1, Class M2,
0.730%, 01/25/2036 (P)	$ 1,396,897	$1,369,520
Series 2004-WHQ2, Class M2,
0.840%, 02/25/2035 (P)	1,655,000	1,631,640
People’s Choice Home Loan
Securities Trust, Series 2005-1,
Class M3
1.080%, 01/25/2035 (P)	930,000	911,536
RAMP Trust
Series 2005-RS3, Class M1,
0.630%, 03/25/2035 (P)	755,000	691,988
Series 2004-RZ3, Class AI-4,
4.572%, 05/25/2033 (P)	137,140	129,989
Series 2004-RS9, Class AI-4,
4.767%, 10/25/2032 (P)	151,872	143,178
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3,
4.499%, 08/25/2035	189,947	190,463
Series 2005-2, Class AF4,
4.934%, 08/25/2035	310,000	302,236
Sonic Capital LLC, Series 2011-1A,
Class A2
5.438%, 05/20/2041 (S)	1,046,500	1,172,503
Soundview Home Loan Trust,
Series 2006-OPT2, Class A3
0.390%, 05/25/2036 (P)	592,514	511,003
Trapeza CDO I LLC, Series 2007-12A,
Class B
0.911%, 04/06/2042 (P)(S)	3,094,958	260,565
Westgate Resorts LLC
Series 2012-3A, Class A,
2.500%, 03/20/2025 (S)	1,075,000	1,077,016
Series 2012-2A, Class A,
3.000%, 01/20/2025 (S)	1,367,454	1,377,709
Series 2012-3A, Class B,
4.500%, 03/20/2025 (S)	315,000	315,591
TOTAL ASSET BACKED SECURITIES (Cost $50,397,286)		$ 42,031,940

COMMON STOCKS - 0.0%
Consumer Discretionary - 0.0%
Greektown Superholdings, Inc. (I)	821	47,889
Financials - 0.0%
BTA Bank JSC, GDR (I)(S)	1,781	1,469
TOTAL COMMON STOCKS (Cost $135,472)		$ 49,358

PREFERRED SECURITIES - 0.9%
Consumer Discretionary - 0.1%
Greektown
Superholdings, Inc., Series A (I)	16,024	$1,306,116
Consumer Staples - 0.2%
Ocean Spray Cranberries, Inc.,
Series A, 6.250% (S)	22,216	2,031,376
Financials - 0.5%
Ally Financial, Inc., 7.300%	30,550	763,445
Bank of America Corp., Series 8, 8.625%	25,000	639,000
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	10,400	290,160
Discover Financial Services, 6.500%	21,900	552,975

Active Bond Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Financials (continued)
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	42,340	$1,128,361
PNC Financial Services
Group, Inc., 6.125%	48,875	1,354,326
Regions Financial Corp., 6.375%	40,445	999,396
U.S. Bancorp (6.000% to 04/15/2017, then
3 month LIBOR + 4.861%)	31,225	866,182
		6,593,845
Industrials - 0.1%
Glasstech, Inc., Series A (I)	1	602
United Technologies Corp., 7.500%	14,936	832,085
		832,687
TOTAL PREFERRED SECURITIES (Cost $10,500,523)		$10,764,024

SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,090,902	$10,917,088
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,916,734)		$ 10,917,088

SHORT-TERM INVESTMENTS - 5.3%
Money Market Funds - 3.1%
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	39,249,639	39,249,639
Repurchase Agreement - 2.2%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at
$27,551,015 on 01/02/2013,
collateralized by $19,435,000 Federal
Home Loan Mortgage Corp. 0.500%
due 09/25/2015 (valued at $19,459,294,
including interest) and $8,640,000
U.S. Treasury Notes 0.250% due
03/31/2014 (valued at $8,650,800,
including interest)	$27,551,000	$27,551,000
TOTAL SHORT-TERM INVESTMENTS (Cost $66,800,639)		$66,800,639
Total Investments (Active Bond Trust)
(Cost $1,241,659,790) - 103.1%		$1,298,137,182
Other assets and liabilities, net - (3.1%)		(39,016,173)
TOTAL NET ASSETS - 100.0%		$1,259,121,009

Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 48.7%
U.S. Government - 19.9%
U.S. Treasury Bonds 2.750%, 08/15/2042	$157,535,000	$151,553,554
U.S. Treasury Notes
0.625%, 08/31/2017 to 11/30/2017	310,240,000	309,689,024
0.750%, 10/31/2017	120,000,000	120,346,920
1.000%, 03/31/2017 to 06/30/2019	637,465,000	640,026,335
1.625%, 11/15/2022 (L)	343,710,000	339,520,863

The accompanying notes are an integral part of the financial statements.	16
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Strips, PO 6.035%, 11/15/2030	$ 40,870,000	$24,798,935
		1,585,935,631
U.S. Government Agency - 28.8%
Federal Home Loan Mortgage Corp.
1.750%, 05/30/2019	39,220,000	40,561,520
2.382%, 04/01/2042 (P)	35,113,308	36,658,346
2.607%, 06/01/2035 (P)	6,317,359	6,788,628
3.000%, 08/01/2042 to 10/01/2042	38,841,676	40,621,285
3.500%, 05/01/2042	11,371,022	12,172,323
4.000%, 09/01/2041 to 11/01/2041	54,983,479	58,715,333
4.281%, 09/01/2039 (P)	1,833,018	1,928,899
4.284%, 09/01/2039 (P)	1,330,093	1,429,522
4.500%, 10/01/2039 to 12/01/2039	24,474,008	26,217,780
5.000%, 09/01/2040 to 04/01/2041	56,667,888	61,208,828
6.000%, 11/01/2037	18,468,388	20,207,014
6.500%, 05/01/2037 to 09/01/2039	50,487,002	55,878,569
Federal National Mortgage Association
2.437%, 04/01/2042 (P)	20,650,165	21,583,026
2.497%, 02/01/2042 (P)	14,638,335	15,307,797
2.614%, 02/01/2042 (P)	8,109,680	8,505,023
2.742%, 10/01/2035 (P)	72,752,311	77,706,162
3.000%, TBA (C)	45,175,000	47,325,321
3.000%, 10/29/2027 to 09/01/2042	97,488,225	101,250,465
3.003%, 02/01/2042 (P)	12,531,406	13,201,266
3.500%, 04/01/2042 to 08/01/2042	367,616,797	394,744,979
4.000%, 11/01/2040 to 04/01/2042	165,200,205	178,716,269
4.498%, 09/01/2039 (P)	5,253,279	5,678,241
4.500%, 08/01/2040 to 02/01/2042	319,984,333	347,275,469
5.000%, 02/01/2033 to 12/01/2041	389,743,376	424,688,134
5.500%, 02/01/2036 to 05/01/2040	72,188,243	78,468,372
6.000%, 04/01/2035 to 06/01/2040	27,676,653	30,354,498
6.500%, 07/01/2036 to 10/01/2039	116,730,581	129,879,714
Government National Mortgage Association
3.500%, 11/20/2039 (P)	8,081,286	8,522,552
4.000%, 10/15/2039 to 11/15/2041	39,759,739	43,699,954
5.000%, 08/15/2039	625,187	688,243
		2,289,983,532
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $3,850,164,985)		$ 3,875,919,163

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%
Korea Development Bank
4.000%, 09/09/2016	8,355,000	9,030,661
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,326,698)		$9,030,661

CORPORATE BONDS - 35.0%
Consumer Discretionary - 3.5%
Amazon.com, Inc.
2.500%, 11/29/2022	9,440,000	9,292,915
Best Buy Company, Inc.
7.250%, 07/15/2013	12,853,000	13,013,663
BorgWarner, Inc.
5.750%, 11/01/2016	4,770,000	5,365,043
CBS Corp.
7.875%, 07/30/2030	13,795,000	19,008,544
DIRECTV Holdings LLC
3.500%, 03/01/2016	7,157,000	7,580,344

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
DIRECTV Holdings LLC (continued)
5.875%, 10/01/2019	$ 19,458,000	$22,980,015
Expedia, Inc.
5.950%, 08/15/2020	11,240,000	12,494,811
Ford Motor Credit Company LLC
5.000%, 05/15/2018	27,155,000	29,952,454
5.875%, 08/02/2021	5,225,000	6,078,849
8.000%, 12/15/2016	12,880,000	15,547,873
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	8,795,000	9,455,768
6.000%, 05/05/2015 (S)	10,350,000	11,364,983
Hyundai Motor Manufacturing
4.500%, 04/15/2015 (S)	11,100,000	11,826,162
Kia Motors Corp.
3.625%, 06/14/2016 (S)	8,100,000	8,488,557
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	10,453,000	11,495,394
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	11,370,000	14,220,979
6.400%, 12/15/2035	4,035,000	4,996,383
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (S)	13,745,000	13,927,809
QVC, Inc.
5.125%, 07/02/2022 (S)	2,665,000	2,790,479
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	115,000	125,042
Staples, Inc.
9.750%, 01/15/2014	17,500,000	19,025,930
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	8,125,000	8,876,563
Time Warner Cable, Inc.
8.250%, 04/01/2019	14,595,000	19,408,154
		277,316,714
Consumer Staples - 1.1%
Bunge, Ltd. Finance Corp.
4.100%, 03/15/2016	14,250,000	15,304,030
5.100%, 07/15/2015	3,455,000	3,740,207
8.500%, 06/15/2019	11,438,000	14,706,534
Pernod-Ricard SA
2.950%, 01/15/2017 (S)	8,970,000	9,431,103
Safeway, Inc.
3.400%, 12/01/2016	20,525,000	21,190,318
7.250%, 02/01/2031	6,740,000	7,277,744
The Kroger Company
6.400%, 08/15/2017	12,930,000	15,601,713
		87,251,649
Energy - 3.3%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	14,070,000	18,973,564
DCP Midstream LLC
9.750%, 03/15/2019 (S)	14,275,000	18,870,351
DCP Midstream Operating LP
2.500%, 12/01/2017	11,315,000	11,250,572
Energy Transfer Partners LP
5.200%, 02/01/2022	3,895,000	4,438,602
9.700%, 03/15/2019	10,085,000	13,575,318
Enterprise Products Operating LLC
6.500%, 01/31/2019	31,220,000	39,096,681
6.650%, 04/15/2018	6,695,000	8,296,042
Kerr-McGee Corp.
6.950%, 07/01/2024	17,575,000	22,240,583

The accompanying notes are an integral part of the financial statements.	17
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	$ 4,185,000	$5,617,777
NuStar Logistics LP
7.900%, 04/15/2018	6,576,000	7,430,314
ONEOK Partners LP
6.150%, 10/01/2016	9,147,000	10,644,803
Petrohawk Energy Corp.
6.250%, 06/01/2019	17,215,000	19,587,950
Petroleos Mexicanos
4.875%, 01/24/2022	6,270,000	7,075,695
Rowan Companies, Inc.
4.875%, 06/01/2022	9,415,000	10,214,691
Spectra Energy Capital LLC
6.200%, 04/15/2018	8,230,000	10,017,301
Suncor Energy, Inc.
6.100%, 06/01/2018	9,440,000	11,510,730
TransCanada Pipelines, Ltd. (6.350% to
5/15/17, then 3 month LIBOR + 2.210%)
05/15/2067	16,140,000	17,294,882
Weatherford International, Inc.
6.800%, 06/15/2037	3,780,000	4,274,273
Williams Partners LP
7.250%, 02/01/2017	18,900,000	22,953,615
		263,363,744
Financials - 16.2%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	17,595,000	18,599,921
Aflac, Inc.
8.500%, 05/15/2019	11,585,000	15,766,536
American International Group, Inc.
8.250%, 08/15/2018	16,225,000	21,309,785
Aon PLC
4.250%, 12/12/2042 (S)	7,435,000	7,080,397
AXA SA
8.600%, 12/15/2030	1,770,000	2,214,256
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	7,000,000	6,860,000
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	7,360,000	7,764,800
Bank of America Corp.
6.500%, 08/01/2016	8,010,000	9,247,217
Bank of America NA
5.300%, 03/15/2017	4,550,000	5,115,870
6.000%, 10/15/2036	9,510,000	11,622,066
Barclays Bank PLC
6.050%, 12/04/2017 (S)	17,465,000	19,316,447
6.750%, 05/22/2019	18,545,000	22,630,890
10.179%, 06/12/2021 (S)	6,150,000	8,372,733
BioMed Realty LP
6.125%, 04/15/2020	3,400,000	3,954,972
Boston Properties LP
3.700%, 11/15/2018	5,455,000	5,923,279
BPCE SA (12.500% to 09/30/2019, then
3 month LIBOR + 12.980%)
09/30/2019 (Q)(S)	60,000	69,536
Brandywine Operating Partnership LP
7.500%, 05/15/2015	10,007,000	11,235,289
Capital One Financial Corp.
6.150%, 09/01/2016	13,495,000	15,434,447
Citigroup, Inc.
5.850%, 12/11/2034	3,076,000	3,597,459
6.875%, 03/05/2038	300,000	393,920

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (continued)
8.500%, 05/22/2019	$13,730,000	$18,448,424
CNA Financial Corp.
5.875%, 08/15/2020	7,940,000	9,359,426
7.250%, 11/15/2023	14,888,000	18,801,311
CommonWealth REIT
5.750%, 02/15/2014	2,000,000	2,059,860
6.250%, 06/15/2017	4,075,000	4,449,766
Credit Agricole SA
2.625%, 01/21/2014 (S)	6,000,000	6,078,078
DDR Corp.
4.625%, 07/15/2022	4,420,000	4,818,644
7.875%, 09/01/2020	3,255,000	4,169,167
Discover Bank
7.000%, 04/15/2020	10,035,000	12,450,123
Discover Financial Services
5.200%, 04/27/2022	14,460,000	16,448,521
First Horizon National Corp.
5.375%, 12/15/2015	27,852,000	30,444,297
General Electric Capital Corp.
0.790%, 08/15/2036 (P)	9,945,000	7,717,907
4.375%, 09/16/2020	7,625,000	8,501,989
5.625%, 05/01/2018	13,930,000	16,536,136
5.875%, 01/14/2038	1,455,000	1,750,391
6.000%, 08/07/2019	9,325,000	11,335,573
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	17,030,000	19,329,646
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	5,450,000	6,326,829
6.000%, 01/15/2019	5,523,000	6,427,828
6.300%, 03/15/2018	12,185,000	14,511,677
6.625%, 03/30/2040	4,805,000	6,015,649
HCP, Inc.
5.625%, 05/01/2017	14,670,000	16,749,810
6.300%, 09/15/2016	5,885,000	6,788,877
Health Care REIT, Inc.
4.125%, 04/01/2019	7,080,000	7,610,660
4.700%, 09/15/2017	4,400,000	4,906,405
4.950%, 01/15/2021	5,365,000	5,862,389
6.125%, 04/15/2020	14,665,000	17,161,262
6.200%, 06/01/2016	595,000	678,709
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	12,120,000	13,853,996
Highwoods Realty LP
5.850%, 03/15/2017	18,630,000	21,004,524
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	11,400,000	11,973,759
5.750%, 11/16/2020 (S)	9,690,000	10,444,725
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	6,465,000	7,499,400
Jefferies Group, Inc.
6.875%, 04/15/2021	9,475,000	10,612,000
8.500%, 07/15/2019	7,975,000	9,530,125
Jones Lang Lasalle, Inc.
4.400%, 11/15/2022	3,730,000	3,806,230
JPMorgan Chase & Company
4.250%, 10/15/2020	21,130,000	23,477,247
6.000%, 01/15/2018	27,000,000	32,312,547
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	14,175,000	16,060,417
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	12,475,000	13,395,019

The accompanying notes are an integral part of the financial statements.	18
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Liberty Mutual Group, Inc. (continued)
6.500%, 05/01/2042 (S)	$ 7,875,000	$8,836,325
Lincoln National Corp.
4.200%, 03/15/2022	7,000,000	7,501,844
8.750%, 07/01/2019	16,074,000	21,479,976
Lincoln National Corp. (6.050% to 04/20/17,
then 3 month LIBOR + 2.040%)
04/20/2067	11,130,000	11,088,263
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	5,695,000	6,289,245
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	7,365,000	7,963,163
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	19,045,000	22,949,492
7.750%, 05/14/2038	7,895,000	10,252,171
Moody’s Corp.
4.500%, 09/01/2022	7,595,000	8,111,422
Morgan Stanley
5.550%, 04/27/2017	23,360,000	25,889,701
5.750%, 01/25/2021	15,725,000	17,942,036
6.000%, 04/28/2015	5,900,000	6,425,908
6.375%, 07/24/2042	11,670,000	13,643,420
7.300%, 05/13/2019	11,610,000	14,098,371
Nippon Life Insurance Company
5.000%, 10/18/2042 (P)(S)	9,280,000	9,791,671
Nordea Bank AB
3.125%, 03/20/2017 (S)	19,655,000	20,923,003
Post Apartment Homes LP
3.375%, 12/01/2022	6,360,000	6,319,913
ProLogis International Funding II
4.875%, 02/15/2020 (S)	5,455,000	5,502,285
ProLogis LP
4.500%, 08/15/2017	1,325,000	1,444,428
6.250%, 03/15/2017	13,645,000	15,629,079
7.625%, 08/15/2014	5,000,000	5,469,565
Prudential Financial, Inc.
4.500%, 11/15/2020	18,925,000	21,111,121
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month LIBOR + 4.175%)
09/15/2042	12,740,000	13,377,000
Qwest Corp.
6.750%, 12/01/2021	21,760,000	25,477,478
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	14,362,000	19,424,605
Rabobank NV
3.950%, 11/09/2022	5,000,000	5,114,350
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	4,415,000	4,655,083
6.400%, 10/21/2019	19,180,000	22,645,979
Santander Holdings USA, Inc.
4.625%, 04/19/2016	2,595,000	2,712,385
Sberbank of Russia
6.125%, 02/07/2022 (S)	4,250,000	4,855,625
SunTrust Banks, Inc.
3.500%, 01/20/2017	6,250,000	6,709,988
7.250%, 03/15/2018	13,465,000	16,473,620
Swedbank AB
2.125%, 09/29/2017 (S)	12,825,000	13,099,109
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	13,160,000	17,800,400

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Bear Stearns Companies LLC
7.250%, 02/01/2018	$ 325,000	$407,096
The Chubb Corp. (6.375% until 04/15/2017,
then 3 month LIBOR + 2.250%)
03/29/2067	16,865,000	18,382,850
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	32,855,000	38,582,908
6.750%, 10/01/2037	15,975,000	18,061,223
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	3,160,000	3,539,563
U.S. Bancorp
3.442%, 02/01/2016	18,395,000	19,366,495
UBS AG
7.625%, 08/17/2022	12,675,000	13,986,444
Unum Group
5.625%, 09/15/2020	4,762,000	5,436,133
7.125%, 09/30/2016	6,993,000	8,235,901
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	9,155,000	10,357,290
USB Realty Corp.
1.451%, 01/15/2017 (P)(Q)(S)	565,000	485,979
Ventas Realty LP
4.000%, 04/30/2019	9,330,000	10,021,614
4.750%, 06/01/2021	18,423,000	20,127,791
Vornado Realty LP
4.250%, 04/01/2015	7,270,000	7,683,990
Wachovia Bank NA
5.850%, 02/01/2037	8,975,000	11,105,728
Wachovia Corp.
5.750%, 06/15/2017	9,915,000	11,739,231
WEA Finance LLC
6.750%, 09/02/2019 (S)	7,480,000	9,259,283
WR Berkley Corp.
5.375%, 09/15/2020	7,530,000	8,416,093
		1,292,422,799
Health Care - 1.0%
AbbVie, Inc.
2.900%, 11/06/2022 (S)	12,695,000	12,912,910
Medco Health Solutions, Inc.
7.125%, 03/15/2018	20,350,000	25,357,097
Quest Diagnostics, Inc.
6.400%, 07/01/2017	10,000,000	11,776,730
Watson Pharmaceuticals, Inc.
3.250%, 10/01/2022	4,575,000	4,665,059
WellPoint, Inc.
7.000%, 02/15/2019	17,835,000	22,177,163
		76,888,959
Industrials - 3.3%
Air Lease Corp.
4.500%, 01/15/2016 (S)	2,680,000	2,706,800
5.625%, 04/01/2017	2,585,000	2,740,100
America West Airlines 2000-1 Pass
Through Trust
8.057%, 07/02/2020	2,607,360	2,796,393
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	7,109,790	7,731,897
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	3,521,845	3,772,601

The accompanying notes are an integral part of the financial statements.	19
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	$ 3,996,261	$4,355,924
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	13,839,336	15,412,868
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	2,948,923	3,206,954
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	17,825,407	19,896,720
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	2,999,221	3,381,622
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	8,310,663	9,162,506
Dun & Bradstreet Corp.
3.250%, 12/01/2017	6,330,000	6,427,124
Embraer Overseas, Ltd.
6.375%, 01/15/2020	7,410,000	8,558,550
ERAC USA Finance LLC
5.900%, 11/15/2015 (S)	12,576,000	14,128,734
General Electric Company
4.125%, 10/09/2042	6,335,000	6,495,180
Northwest Airlines 2002-1 Class G-2 Pass
Through Trust
6.264%, 11/20/2021	3,272,224	3,468,558
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	65,777	73,091
Odebrecht Finance, Ltd.
6.000%, 04/05/2023 (S)	9,041,000	10,453,656
7.125%, 06/26/2042 (S)	13,555,000	15,723,800
7.500%, 09/14/2015 (Q)(S)	5,520,000	6,030,600
Penske Truck Leasing Company LP
3.750%, 05/11/2017 (S)	23,380,000	24,456,298
Ryder System, Inc.
3.500%, 06/01/2017	14,670,000	15,611,095
Textron, Inc.
5.600%, 12/01/2017	6,839,000	7,740,606
6.200%, 03/15/2015	4,000,000	4,383,848
7.250%, 10/01/2019	6,440,000	7,857,534
The ADT Corp.
2.250%, 07/15/2017 (S)	9,395,000	9,317,191
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	9,288,924	10,751,930
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	5,100,000	5,559,000
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	12,010,000	14,051,700
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	11,845,000	13,888,263
		260,141,143
Information Technology - 0.5%
Computer Sciences Corp.
4.450%, 09/15/2022	6,345,000	6,619,085
Fiserv, Inc.
6.800%, 11/20/2017	10,005,000	12,034,004

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information Technology (continued)
Xerox Corp.
2.950%, 03/15/2017	$ 5,735,000	$5,882,384
6.750%, 02/01/2017	11,931,000	13,872,818
		38,408,291
Materials - 2.0%
Allegheny Technologies, Inc.
5.950%, 01/15/2021	3,850,000	4,261,065
9.375%, 06/01/2019	6,989,000	8,885,668
ArcelorMittal
10.350%, 06/01/2019	10,110,000	12,117,431
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	16,420,000	18,513,550
CF Industries, Inc.
7.125%, 05/01/2020	17,015,000	21,396,260
Cliffs Natural Resources Inc
3.950%, 01/15/2018	3,145,000	3,164,241
Georgia-Pacific LLC
7.250%, 06/01/2028	4,420,000	5,776,052
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	9,055,000	10,372,195
International Paper Company
7.950%, 06/15/2018	13,633,000	17,618,608
9.375%, 05/15/2019	8,915,000	12,148,809
Vale Overseas, Ltd.
6.875%, 11/10/2039	5,455,000	6,821,761
Westvaco Corp.
7.950%, 02/15/2031	11,325,000	14,770,982
Xstrata Canada Financial Corp.
3.600%, 01/15/2017 (S)	19,690,000	20,729,553
		156,576,175
Telecommunication Services - 2.1%
American Tower Corp.
4.700%, 03/15/2022	11,575,000	12,793,234
CenturyLink, Inc.
6.450%, 06/15/2021	7,735,000	8,539,285
7.600%, 09/15/2039	7,775,000	8,052,676
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	28,660,000	32,309,708
6.113%, 01/15/2020 (S)	12,065,000	14,520,179
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	14,475,000	15,338,115
GTP Towers Issuer LLC
4.436%, 02/15/2015 (S)	5,280,000	5,497,594
SBA Tower Trust
2.933%, 12/15/2017 (S)	11,355,000	11,813,242
5.101%, 04/17/2017 (S)	11,983,000	13,508,448
Telecom Italia Capital SA
5.250%, 11/15/2013	5,000,000	5,137,500
6.999%, 06/04/2018	7,350,000	8,401,050
7.200%, 07/18/2036	8,125,000	8,482,500
Telefonica Emisiones SAU
2.582%, 04/26/2013	15,000,000	15,052,500
Verizon New York, Inc.
7.000%, 12/01/2033	7,030,000	7,312,290
		166,758,321
Utilities - 2.0%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)	22,305,000	24,449,827
Beaver Valley II Funding
9.000%, 06/01/2017	6,144,000	6,251,950

The accompanying notes are an integral part of the financial statements.	20
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Constellation Energy Group, Inc.
5.150%, 12/01/2020	$ 8,765,000	$10,010,200
Entergy Texas, Inc.
7.125%, 02/01/2019	19,840,000	24,907,255
Exelon Generation Company LLC
5.600%, 06/15/2042 (S)	5,810,000	6,210,367
6.250%, 10/01/2039	5,200,000	6,030,929
GDF Suez
2.875%, 10/10/2022 (S)	9,660,000	9,550,069
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR + 2.120%)
12/01/2066	18,700,000	19,611,625
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	4,435,000	4,815,319
ITC Holdings Corp.
6.050%, 01/31/2018 (S)	4,760,000	5,579,429
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	5,600,000	6,390,546
PNPP II Funding Corp.
9.120%, 05/30/2016	620,000	636,800
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	10,295,000	10,838,483
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	12,419	13,102
Southern California Edison Company (6.250%
to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	7,580,000	8,229,682
W3A Funding Corp.
8.090%, 01/02/2017	88,465	91,337
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month LIBOR + 2.113%)
05/15/2067	16,330,000	17,575,163
		161,192,083
TOTAL CORPORATE BONDS (Cost $2,613,579,614)		$ 2,780,319,878

MUNICIPAL BONDS - 0.2%
State of California 7.600%, 11/01/2040	3,790,000	5,540,791
State of Illinois 5.100%, 06/01/2033	10,215,000	10,078,528
TOTAL MUNICIPAL BONDS (Cost $13,918,445)		$ 15,619,319

CAPITAL PREFERRED SECURITIES - 1.0%
Financials - 1.0%
Allfirst Preferred Capital Trust
1.840%, 07/15/2029 (P)	55,000	44,038
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month LIBOR + 1.368%)
04/15/2037	18,976,000	18,976,000
MetLife Capital Trust X
9.250%, 04/08/2038 (S)	7,305,000	10,080,900
PNC Financial Services Group, Inc. (6.750%
to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	4,445,000	5,048,364
PNC Preferred Funding Trust III (8.700% to
03/15/2013, then 3 month LIBOR + 5.226%)
03/15/2013 (Q)(S)	19,980,000	20,141,438
Sovereign Capital Trust VI
7.908%, 06/13/2036	275,000	286,000
State Street Capital Trust IV
1.308%, 06/15/2037 (P)	19,925,000	15,497,187

Bond Trust (continued)

	Shares or Principal Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month LIBOR + 2.000%)
12/15/2065 (S)	$ 6,225,000	$6,660,750
		76,734,677
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $74,371,561)		$ 76,734,677

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.9%

COMMERCIAL & RESIDENTIAL - 0.1%
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,735,000	1,774,697
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	4,125,000	4,219,549
Morgan Stanley Capital I Trust,
Series 2007-IQ13, Class A4
5.364%, 03/15/2044	325,000	374,681

U.S. GOVERNMENT AGENCY - 11.8%
Federal Home Loan Mortgage Corp.
Series K022, Class X1 IO,
1.309%, 07/25/2022	175,045,000	16,864,535
Series K017, Class X1 IO,
1.456%, 12/25/2021	80,626,776	8,017,043
Series K018, Class X1 IO,
1.466%, 01/25/2022	110,677,016	11,203,392
Series K708, Class X1 IO,
1.512%, 01/25/2019	167,191,466	13,158,470
Series K021, Class X1 IO,
1.515%, 06/25/2022	23,974,709	2,663,662
Series K709, Class X1 IO,
1.546%, 03/25/2019	97,224,902	7,882,995
Series K707, Class X1 IO,
1.559%, 12/25/2018	66,119,118	5,227,179
Series K710, Class X1 IO,
1.785%, 05/25/2019	73,831,035	7,038,903
Series 3833, Class LI IO,
2.165%, 10/15/2040	96,148,664	5,768,362
Series 4113, Class JH,
3.000%, 07/15/2039	53,004,988	54,789,825
Series 4094, Class QA,
3.000%, 11/15/2039	25,112,259	26,668,165
Series 4068, Class BH,
3.000%, 06/15/2040	31,561,377	32,896,581
Series 4060, Class HC,
3.000%, 03/15/2041	35,252,025	36,861,527
Series 4074, Class PA,
3.000%, 05/15/2041	36,472,523	38,351,077
Series 4065, Class QA,
3.000%, 08/15/2041	25,417,721	26,505,015
Series 4088, Class CA,
3.000%, 03/15/2042	36,342,239	38,345,169
Series 3956, Class DJ,
3.250%, 10/15/2036	53,225,540	54,568,687
Series 3972, Class PL IO,
3.500%, 11/15/2031	11,083,866	1,055,862
Series 4068, Class AP,
3.500%, 06/15/2040	38,189,500	40,485,147
Series 4027, Class TA,
3.500%, 07/15/2041	44,715,618	47,519,734
Series 4023, Class EA,
3.500%, 08/15/2041	21,962,526	23,451,849

The accompanying notes are an integral part of the financial statements.	21
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 3630, Class BI IO,
4.000%, 05/15/2027	$ 1,715,165	$45,702
Series 3738, Class IC IO,
4.000%, 08/15/2029	10,626,238	570,694
Series 3738, Class MI IO,
4.000%, 09/15/2034	30,379,661	1,145,811
Series 3908, Class PA,
4.000%, 06/15/2039	14,960,970	16,007,534
Series 3943, Class DI IO,
4.000%, 11/15/2039	42,573,786	5,664,289
Series 3609, Class LI IO,
4.500%, 12/15/2024	20,440,193	1,485,567
Series 3623, Class LI IO,
4.500%, 01/15/2025	3,212,584	236,952
Series 3747, Class HI IO,
4.500%, 07/15/2037	79,078,514	6,514,939
Series 3699, Class MI IO,
4.500%, 01/15/2038	37,636,301	3,549,807
Series 3794, Class PI IO,
4.500%, 02/15/2038	19,183,434	1,750,651
Series 3714, Class KI IO,
4.500%, 11/15/2039	22,727,880	2,301,548
Series 3927, Class IP IO,
4.500%, 06/15/2040	17,820,281	2,386,722
Series 3947, Class PA,
4.500%, 01/15/2041	17,201,207	19,382,940
Series 3934, Class PI IO,
4.500%, 07/15/2041	25,203,816	3,700,001
Series 4030, Class BI IO,
5.000%, 01/15/2042	22,453,216	4,300,071
Series 4077, Class IK IO,
5.000%, 07/15/2042	29,772,579	9,315,111
Series 3581, Class IO,
6.000%, 10/15/2039	3,026,330	475,529
Federal National Mortgage Association
Series 2012-110, Class MA,
3.000%, 07/25/2041	38,375,673	41,076,322
Series 2012-67, Class KG,
3.500%, 02/25/2041	11,666,447	12,802,689
Series 2011-146, Class MA,
3.500%, 08/25/2041	27,192,799	29,331,812
Series 2012-98, Class JP,
3.500%, 03/25/2042	34,480,525	36,969,225
Series 2012-120, Class PA,
3.500%, 10/25/2042	27,963,311	30,017,691
Series 2012-118, Class IC IO,
3.500%, 11/25/2042	43,339,602	11,149,620
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	44,828,711	12,738,921
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	7,604,348	634,659
Series 2010-14, Class IA IO,
4.000%, 08/25/2027	6,566,389	177,459
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	4,267,380	115,328
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	5,039,990	167,433
Series 2011-71, Class BA,
4.000%, 05/25/2037	22,540,761	24,029,871
Series 2009-66, Class EK,
4.000%, 09/25/2039	18,914,658	19,750,686
Series 402, Class 4 IO,
4.000%, 10/25/2039	10,941,740	956,048

Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal National Mortgage
Association (continued)
Series 402, Class 3 IO,
4.000%, 11/25/2039	$ 7,684,668	$817,132
Series 2010-23, Class KA,
4.000%, 02/25/2040	12,343,812	12,948,017
Series 2011-49, Class LA,
4.000%, 05/25/2041	26,806,726	28,839,587
Series 398, Class C3 IO,
4.500%, 05/25/2039	8,039,547	694,644
Series 401, Class C2 IO,
4.500%, 06/25/2039	4,661,156	385,931
Series 402, Class 7 IO,
4.500%, 11/25/2039	14,889,534	1,858,969
Series 402, Class 8 IO,
4.500%, 11/25/2039	17,019,410	2,169,742
Series 2011-73, Class PI IO,
4.500%, 05/25/2041	12,593,081	1,872,658
Series 2012-21, Class IQ IO,
4.500%, 09/25/2041	42,608,685	8,861,426
Series 2008-17, Class DP,
4.750%, 02/25/2038	17,182,803	18,798,313
Series 2010-13, Class KI IO,
5.000%, 12/25/2018	9,603,094	711,786
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	5,419,226	445,630
Series 2010-45, Class AI IO,
5.000%, 02/25/2021	18,693,751	1,659,140
Series 366, Class 24 IO,
5.000%, 10/01/2035	8,922,827	776,222
Series 2010-68, Class CI IO,
5.000%, 11/25/2038	24,377,300	3,096,990
Series 407, Class 21 IO,
5.000%, 01/25/2039	16,201,589	1,786,229
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	9,870,208	1,088,389
Series 407, Class 15 IO,
5.000%, 01/25/2040	23,063,108	3,432,962
Series 407, Class 16 IO,
5.000%, 01/25/2040	4,730,723	575,097
Series 407, Class 17 IO,
5.000%, 01/25/2040	4,382,258	550,218
Series 407, Class 7 IO,
5.000%, 03/25/2041	17,385,484	2,911,256
Series 407, Class 8 IO,
5.000%, 03/25/2041	8,093,839	1,196,616
Series 407, Class C6 IO,
5.500%, 01/25/2040	40,826,086	6,473,338
Government National Mortgage Association
Series 2012-114, Class IO,
1.026%, 01/16/2053	58,366,699	5,580,907
Series 2009-103, Class DC,
3.500%, 09/16/2039	8,291,444	8,799,801
Series 2009-69, Class PC,
4.000%, 07/16/2039	13,347,958	14,214,587
Series 2009-40, Class BI IO,
4.500%, 09/20/2036	32,504,513	3,204,269
Series 2009-123, Class DI, IO,
4.500%, 07/20/2037	10,784,189	848,696
Series 2010-78, Class AI IO,
4.500%, 04/20/2039	14,633,671	854,318

The accompanying notes are an integral part of the financial statements.	22
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Government National Mortgage
Association (continued)
Series 5927, Class AI,
4.500%, 08/01/2041	$ 5,070,360	$5,558,977
		939,086,658
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $977,719,871)		$945,455,585

ASSET BACKED SECURITIES - 0.1%
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.630%, 03/25/2035 (P)	7,248,885	6,994,515
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.560%, 02/28/2041 (P)	1,192,496	1,177,712
TOTAL ASSET BACKED SECURITIES (Cost $7,379,654)		$8,172,227

PREFERRED SECURITIES - 0.2%
Financials - 0.2%
PNC Financial Services Group, Inc. (6.135%
to 05/01/22, then
3 month LIBOR + 4.067%)	534,775	14,818,615
TOTAL PREFERRED SECURITIES (Cost $13,369,375)		$14,818,615

SECURITIES LENDING COLLATERAL - 2.2%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	17,286,475	172,992,668
TOTAL SECURITIES LENDING
COLLATERAL (Cost $172,984,253)		$172,992,668

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreement - 2.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $205,865,114 on 01/02/2013,
collateralized by $209,725,000 Federal
Home Loan Mortgage Corp., 0.500% due
09/25/2015 (valued at $209,987,156,
including interest)	$ 205,865,000	$205,865,000
TOTAL SHORT-TERM INVESTMENTS (Cost $205,865,000)		$205,865,000
Total Investments (Bond Trust) (Cost $7,937,679,456) - 102.0% $		8,104,927,793
Other assets and liabilities, net - (2.0%)		(156,347,372)
TOTAL NET ASSETS - 100.0%		$7,948,580,421

Bond PS Series
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 47.9%
U.S. Government - 19.1%
U.S. Treasury Bonds 2.750%, 08/15/2042	$6,075,000	$5,844,338
U.S. Treasury Notes
0.500%, 07/31/2017	3,820,000	3,795,529
0.625%, 08/31/2017 to 11/30/2017	4,355,000	4,347,097
0.875%, 12/31/2016 to 04/30/2017	8,875,000	8,988,205
1.000%, 03/31/2017 to 06/30/2019	6,425,000	6,475,554
1.625%, 11/15/2022	14,735,000	14,555,410

Bond PS Series (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Strips, PO 2.946%, 11/15/2030	$995,000	$603,742
		44,609,875
U.S. Government Agency - 28.8%
Federal Home Loan Mortgage Corp.
1.750%, 05/30/2019	810,000	837,706
2.674%, 11/01/2041 (P)	1,141,678	1,187,283
3.000%, 08/01/2042 to 10/01/2042	894,194	935,112
3.500%, 05/01/2042	2,229,253	2,386,345
4.000%, 11/01/2041	3,931,855	4,201,402
4.500%, 06/01/2039 to 03/01/2041	2,611,424	2,797,489
5.000%, 04/01/2041	579,186	626,652
5.500%, 10/01/2039	548,670	592,092
6.500%, 12/01/2036 to 09/01/2039	1,706,268	1,889,740
Federal National Mortgage Association
1.920%, 08/01/2042 (P)	1,931,477	2,001,270
2.497%, 02/01/2042 (P)	500,853	523,759
2.614%, 02/01/2042 (P)	620,998	651,271
3.000%, TBA	4,000,000	4,190,399
3.000%, 10/29/2027 to 09/01/2042	2,421,705	2,512,530
3.003%, 02/01/2042 (P)	512,642	540,045
3.500%, 06/01/2042 to 10/01/2042	7,885,678	8,464,451
3.907%, 02/01/2040 (P)	594,719	630,738
4.000%, 09/01/2041 to 05/01/2042	2,726,572	2,977,627
4.500%, 09/01/2039 to 02/01/2042	9,834,794	10,679,084
5.000%, 04/01/2035 to 07/01/2041	11,595,650	12,635,544
5.500%, 05/01/2038 to 01/01/2039	1,263,641	1,370,853
6.000%, 01/01/2037 to 06/01/2040	2,381,116	2,606,655
6.500%, 10/01/2037 to 11/01/2037	1,232,536	1,370,811
Government National Mortgage Association
4.000%, 05/15/2041	659,698	724,817
		67,333,675
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $111,724,169)		$111,943,550

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%
Korea Development Bank 4.000%, 09/09/2016	300,000	324,261
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $326,478)		$324,261

CORPORATE BONDS - 34.1%
Consumer Discretionary - 3.0%
Amazon.com, Inc.
2.500%, 11/29/2022	270,000	265,793
Best Buy Company, Inc.
7.250%, 07/15/2013	270,000	273,375
CBS Corp.
7.875%, 07/30/2030	395,000	544,282
DIRECTV Holdings LLC
3.500%, 03/01/2016	170,000	180,056
5.875%, 10/01/2019	542,000	640,105
Expedia, Inc.
5.950%, 08/15/2020	375,000	416,864
Ford Motor Credit Company LLC
5.000%, 05/15/2018	965,000	1,064,412
5.875%, 08/02/2021	150,000	174,512
8.000%, 12/15/2016	285,000	344,033
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	380,000	408,549

The accompanying notes are an integral part of the financial statements.	23
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Hyundai Motor Manufacturing
4.500%, 04/15/2015 (S)	$ 200,000	$213,084
Kia Motors Corp.
3.625%, 06/14/2016 (S)	200,000	209,594
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	193,000	212,246
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	295,000	365,775
6.400%, 12/15/2035	90,000	111,443
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (S)	370,000	374,921
QVC, Inc.
5.125%, 07/02/2022 (S)	60,000	62,825
Staples, Inc.
9.750%, 01/15/2014	300,000	326,159
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	175,000	191,188
Time Warner Cable, Inc.
8.250%, 04/01/2019	405,000	538,561
		6,917,777
Consumer Staples - 1.1%
Bunge, Ltd. Finance Corp.
4.100%, 03/15/2016	515,000	553,093
8.500%, 06/15/2019	265,000	340,727
Pernod-Ricard SA
2.950%, 01/15/2017 (S)	285,000	299,650
Safeway, Inc.
3.400%, 12/01/2016	460,000	474,911
7.250%, 02/01/2031	255,000	275,345
The Kroger Company
6.400%, 08/15/2017	425,000	512,817
		2,456,543
Energy - 3.5%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	395,000	532,662
DCP Midstream LLC
9.750%, 03/15/2019 (S)	425,000	561,814
DCP Midstream Operating LP
2.500%, 12/01/2017	325,000	323,149
Energy Transfer Partners LP
5.200%, 02/01/2022	275,000	313,380
9.700%, 03/15/2019	275,000	370,175
Enterprise Products Operating LLC
6.500%, 01/31/2019	955,000	1,195,943
6.650%, 04/15/2018	150,000	185,871
Kerr-McGee Corp.
6.950%, 07/01/2024	605,000	765,608
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	270,000	362,437
NuStar Logistics LP
7.900%, 04/15/2018	179,000	202,255
ONEOK Partners LP
6.150%, 10/01/2016	318,000	370,072
Petrohawk Energy Corp.
6.250%, 06/01/2019	595,000	677,016
Petroleos Mexicanos
4.875%, 01/24/2022	310,000	349,835
Rowan Companies, Inc.
4.875%, 06/01/2022	275,000	298,358
Spectra Energy Capital LLC
6.200%, 04/15/2018	215,000	261,691

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Suncor Energy, Inc.
6.100%, 06/01/2018	$ 275,000	$335,323
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR + 2.210%)
05/15/2067	400,000	428,622
Weatherford International, Inc.
6.800%, 06/15/2037	100,000	113,076
Williams Partners LP
7.250%, 02/01/2017	475,000	576,877
		8,224,164
Financials - 15.8%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	495,000	523,271
Aflac, Inc.
8.500%, 05/15/2019	345,000	469,526
American International Group, Inc.
8.250%, 08/15/2018	550,000	722,366
Aon PLC
4.250%, 12/12/2042 (S)	130,000	123,800
AXA SA
8.600%, 12/15/2030	250,000	312,748
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	350,000	343,000
Banco de Credito del Peru
4.750%, 03/16/2016 (S)	250,000	263,750
Bank of America Corp.
6.500%, 08/01/2016	190,000	219,347
Bank of America NA
5.300%, 03/15/2017	100,000	112,437
6.000%, 10/15/2036	250,000	305,522
Barclays Bank PLC
6.050%, 12/04/2017 (S)	505,000	558,535
6.750%, 05/22/2019	530,000	646,771
10.179%, 06/12/2021 (S)	105,000	142,949
BioMed Realty LP
6.125%, 04/15/2020	50,000	58,161
Boston Properties LP
3.700%, 11/15/2018	185,000	200,881
Brandywine Operating Partnership LP
7.500%, 05/15/2015	355,000	398,574
Capital One Financial Corp.
6.150%, 09/01/2016	540,000	617,607
Citigroup, Inc.
5.850%, 12/11/2034	71,000	83,036
8.500%, 05/22/2019	395,000	530,745
CNA Financial Corp.
5.875%, 08/15/2020	230,000	271,117
7.250%, 11/15/2023	415,000	524,083
CubeSmart LP
4.800%, 07/15/2022	180,000	195,294
DDR Corp.
4.625%, 07/15/2022	125,000	136,274
7.875%, 09/01/2020	90,000	115,277
Discover Bank
7.000%, 04/15/2020	326,000	404,458
Discover Financial Services
5.200%, 04/27/2022	450,000	511,884
First Horizon National Corp.
5.375%, 12/15/2015	745,000	814,340
General Electric Capital Corp.
4.375%, 09/16/2020	310,000	345,655
5.625%, 05/01/2018	395,000	468,900

The accompanying notes are an integral part of the financial statements.	24
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp. (continued)
6.000%, 08/07/2019	$ 485,000	$589,571
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	370,000	419,963
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	130,000	150,915
6.000%, 01/15/2019	129,000	150,134
6.300%, 03/15/2018	350,000	416,831
6.625%, 03/30/2040	80,000	100,156
HCP, Inc.
5.625%, 05/01/2017	455,000	519,507
6.300%, 09/15/2016	135,000	155,735
Health Care REIT, Inc.
4.125%, 04/01/2019	205,000	220,365
4.700%, 09/15/2017	185,000	206,292
4.950%, 01/15/2021	110,000	120,198
6.125%, 04/15/2020	525,000	614,365
6.200%, 06/01/2016	50,000	57,034
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	425,000	485,804
Highwoods Realty LP
5.850%, 03/15/2017	545,000	614,464
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	290,000	304,596
5.750%, 11/16/2020 (S)	200,000	215,577
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	255,000	295,800
Jefferies Group, Inc.
6.875%, 04/15/2021	325,000	364,000
8.500%, 07/15/2019	145,000	173,275
Jones Lang Lasalle, Inc.
4.400%, 11/15/2022	105,000	107,146
JPMorgan Chase & Company
4.250%, 10/15/2020	610,000	677,762
6.000%, 01/15/2018	915,000	1,095,036
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	385,000	436,209
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	490,000	526,137
6.500%, 05/01/2042 (S)	200,000	224,415
Lincoln National Corp.
4.200%, 03/15/2022	175,000	187,546
8.750%, 07/01/2019	265,000	354,124
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month LIBOR + 2.040%)
04/20/2067	305,000	303,856
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	150,000	165,652
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	300,000	324,365
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	545,000	656,733
7.750%, 05/14/2038	315,000	409,048
Moody’s Corp.
4.500%, 09/01/2022	195,000	208,259
Morgan Stanley
5.550%, 04/27/2017	520,000	576,312
5.750%, 01/25/2021	430,000	490,625
6.000%, 04/28/2015	145,000	157,925
6.375%, 07/24/2042	275,000	321,503
7.300%, 05/13/2019	425,000	516,082

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Nippon Life Insurance Company
5.000%, 10/18/2042 (S)	$ 255,000	$269,060
Nordea Bank AB
3.125%, 03/20/2017 (S)	550,000	585,482
Post Apartment Homes LP
3.375%, 12/01/2022	175,000	173,897
ProLogis International Funding II
4.875%, 02/15/2020 (S)	150,000	151,300
ProLogis LP
4.500%, 08/15/2017	200,000	218,027
6.250%, 03/15/2017	310,000	355,076
7.625%, 08/15/2014	100,000	109,391
Prudential Financial, Inc.
4.500%, 11/15/2020	535,000	596,801
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month LIBOR + 4.175%)
09/15/2042	315,000	330,750
Qwest Corp.
6.750%, 12/01/2021	645,000	755,192
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2049 (S)	375,000	507,188
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	125,000	131,797
6.400%, 10/21/2019	550,000	649,389
Santander Holdings USA, Inc.
4.625%, 04/19/2016	250,000	261,309
Sberbank of Russia
6.125%, 02/07/2022 (S)	250,000	285,625
SunTrust Banks, Inc.
3.500%, 01/20/2017	235,000	252,296
7.250%, 03/15/2018	380,000	464,907
Swedbank AB
2.125%, 09/29/2017 (S)	365,000	372,801
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	365,000	493,704
The Chubb Corp. (6.375% until 04/15/2017,
then 3 month LIBOR + 2.250%)
04/15/2067	420,000	457,800
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	945,000	1,109,750
6.750%, 10/01/2037	430,000	486,155
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	15,000	16,802
U.S. Bancorp
3.442%, 02/01/2016	370,000	389,541
UBS AG
7.625%, 08/17/2022	320,000	353,109
Unum Group
5.625%, 09/15/2020	135,000	154,111
7.125%, 09/30/2016	250,000	294,434
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	220,000	248,892
USB Realty Corp.
1.451%, 01/15/2017 (Q)(S)	100,000	86,014
Ventas Realty LP
4.000%, 04/30/2019	335,000	359,833
4.750%, 06/01/2021	555,000	606,357
Vornado Realty LP
4.250%, 04/01/2015	140,000	147,972

The accompanying notes are an integral part of the financial statements.	25
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wachovia Bank NA
5.850%, 02/01/2037	$ 200,000	$247,481
Wachovia Corp.
5.750%, 06/15/2017	285,000	337,436
WEA Finance LLC
6.750%, 09/02/2019 (S)	155,000	191,870
WR Berkley Corp.
5.375%, 09/15/2020	220,000	245,889
		37,031,063
Health Care - 0.9%
AbbVie, Inc.
2.900%, 11/06/2022 (S)	355,000	361,094
Medco Health Solutions, Inc.
7.125%, 03/15/2018	565,000	704,018
Quest Diagnostics, Inc.
6.400%, 07/01/2017	250,000	294,418
Watson Pharmaceuticals, Inc.
3.250%, 10/01/2022	125,000	127,461
WellPoint, Inc.
7.000%, 02/15/2019	515,000	640,383
		2,127,374
Industrials - 3.4%
Air Lease Corp.
4.500%, 01/15/2016 (S)	75,000	75,750
5.625%, 04/01/2017	55,000	58,300
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	99,454	108,156
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	104,955	114,401
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	28,630	31,135
Continental Airlines 2012-2 Class B Pass Thru
Certificates
5.500%, 10/29/2020	2,000,000	2,090,000
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	553,562	617,886
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	63,904	72,052
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	190,354	209,865
Dun & Bradstreet Corp.
3.250%, 12/01/2017	185,000	187,839
Embraer Overseas, Ltd.
6.375%, 01/15/2020	180,000	207,900
ERAC USA Finance LLC
5.900%, 11/15/2015 (S)	248,000	278,620
General Electric Company
4.125%, 10/09/2042	170,000	174,299
Odebrecht Finance, Ltd.
6.000%, 04/05/2023 (S)	336,000	388,500
7.125%, 06/26/2042 (S)	400,000	464,000
7.500%, 09/14/2015 (Q)(S)	100,000	109,250
Penske Truck Leasing Company LP
3.750%, 05/11/2017 (S)	795,000	831,598
Ryder System, Inc.
3.500%, 06/01/2017	330,000	351,170

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Textron, Inc.
5.600%, 12/01/2017	$ 150,000	$169,775
6.200%, 03/15/2015	70,000	76,717
7.250%, 10/01/2019	145,000	176,917
The ADT Corp.
2.250%, 07/15/2017 (S)	270,000	267,764
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	139,533	161,510
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	100,000	109,000
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	300,000	351,000
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	300,000	351,750
		8,035,154
Information Technology - 0.5%
Computer Sciences Corp.
4.450%, 09/15/2022	175,000	182,559
Fiserv, Inc.
6.800%, 11/20/2017	335,000	402,938
Xerox Corp.
2.950%, 03/15/2017	280,000	287,196
6.750%, 02/01/2017	260,000	302,316
		1,175,009
Materials - 2.0%
Allegheny Technologies, Inc.
5.950%, 01/15/2021	300,000	332,031
9.375%, 06/01/2019	300,000	381,414
ArcelorMittal
10.350%, 06/01/2019	275,000	329,604
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	600,000	676,500
CF Industries, Inc.
7.125%, 05/01/2020	480,000	603,597
Cliffs Natural Resources Inc
3.950%, 01/15/2018	90,000	90,551
Georgia-Pacific LLC
7.250%, 06/01/2028	90,000	117,612
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	180,000	206,184
International Paper Company
7.950%, 06/15/2018	400,000	516,940
9.375%, 05/15/2019	200,000	272,548
Vale Overseas, Ltd.
6.875%, 11/10/2039	160,000	200,088
Westvaco Corp.
7.950%, 02/15/2031	310,000	404,327
Xstrata Canada Financial Corp.
3.600%, 01/15/2017 (S)	470,000	494,814
		4,626,210
Telecommunication Services - 2.1%
American Tower Corp.
4.700%, 03/15/2022	350,000	386,836
CenturyLink, Inc.
6.450%, 06/15/2021	410,000	452,632
7.600%, 09/15/2039	190,000	196,786
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	970,000	1,093,525
6.113%, 01/15/2020 (S)	200,000	240,699

The accompanying notes are an integral part of the financial statements.	26
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	$ 450,000	$476,833
GTP Towers Issuer LLC
4.436%, 02/15/2015 (S)	250,000	260,303
SBA Tower Trust
2.933%, 12/15/2017 (S)	275,000	286,098
5.101%, 04/17/2017 (S)	380,000	428,374
Telecom Italia Capital SA
5.250%, 11/15/2013	85,000	87,338
6.999%, 06/04/2018	250,000	285,750
7.200%, 07/18/2036	150,000	156,600
Telefonica Emisiones SAU
2.582%, 04/26/2013	400,000	401,400
Verizon New York, Inc.
7.000%, 12/01/2033	195,000	202,830
		4,956,004
Utilities - 1.8%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)	645,000	707,023
Constellation Energy Group, Inc.
5.150%, 12/01/2020	255,000	291,227
Entergy Texas, Inc.
7.125%, 02/01/2019	660,000	828,568
Exelon Generation Company LLC
5.600%, 06/15/2042 (S)	145,000	154,992
6.250%, 10/01/2039	105,000	121,778
GDF Suez
2.875%, 10/10/2022 (S)	260,000	257,041
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR + 2.120%)
12/01/2066	530,000	555,838
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	100,000	108,575
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	300,000	342,351
PNPP II Funding Corp.
9.120%, 05/30/2016	71,000	72,924
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	290,000	305,309
Southern California Edison Company (6.250%
to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	140,000	151,999
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month LIBOR + 2.113%)
05/15/2067	300,000	322,875
		4,220,500
TOTAL CORPORATE BONDS (Cost $76,096,778)		$ 79,769,798

CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month LIBOR + 1.368%)
04/15/2037	375,000	375,000
MetLife Capital Trust X
9.250%, 04/08/2038 (S)	270,000	372,600
PNC Financial Services Group, Inc. (6.750%
to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	90,000	102,217

Bond PS Series (continued)

	Shares or Principal Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
PNC Preferred Funding Trust III (8.700% to
03/15/2013, then 3 month LIBOR + 5.226%)
03/15/2013 (Q)(S)	$ 475,000	$478,838
State Street Capital Trust IV
1.308%, 06/15/2037 (P)	465,000	361,666
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month LIBOR + 2.000%)
12/15/2065 (S)	75,000	80,250
		1,770,571
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,684,689)		$1,770,571

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.3%
Commercial & Residential - 0.1%
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	260,000	265,949
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	115,000	117,636
		383,585
U.S. Government Agency - 11.2%
Federal Home Loan Mortgage Corp.
Series K022, Class X1 IO,
1.309%, 07/25/2022	5,060,000	487,501
Series K017, Class X1 IO,
1.456%, 12/25/2021	1,947,123	193,610
Series K018, Class X1 IO,
1.466%, 01/25/2022	2,212,844	223,997
Series K708, Class X1 IO,
1.512%, 01/25/2019	3,569,374	280,920
Series K021, Class X1 IO,
1.515%, 06/25/2022	668,713	74,296
Series K709, Class X1 IO,
1.546%, 03/25/2019	2,159,113	175,061
Series K707, Class X1 IO,
1.559%, 12/25/2018	1,381,430	109,212
Series K710, Class X1 IO,
1.785%, 05/25/2019	1,757,406	167,548
Series 288, Class IO,
3.000%, 10/15/2027	2,961,403	434,447
Series 4113, Class JH,
3.000%, 07/15/2039	1,465,758	1,515,115
Series 4094, Class QA,
3.000%, 11/15/2039	983,637	1,044,581
Series 4068, Class BH,
3.000%, 06/15/2040	701,906	731,600
Series 4060, Class HC,
3.000%, 03/15/2041	811,613	848,669
Series 4074, Class PA,
3.000%, 05/15/2041	1,293,665	1,360,296
Series 4065, Class QA,
3.000%, 08/15/2041	557,683	581,539
Series 4088, Class CA,
3.000%, 03/15/2042	1,311,548	1,383,831
Series 3956, Class DJ,
3.250%, 10/15/2036	1,256,197	1,287,897
Series 3972, Class PL IO,
3.500%, 11/15/2031	2,184,541	208,102
Series 290, Class IO,
3.500%, 11/15/2032	3,003,724	611,610

The accompanying notes are an integral part of the financial statements.	27
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 4068, Class AP,
3.500%, 06/15/2040	$ 844,965	$895,758
Series 4027, Class TA,
3.500%, 07/15/2041	929,678	987,979
Series 4023, Class EA,
3.500%, 08/15/2041	932,031	995,234
Series 3908, Class PA,
4.000%, 06/15/2039	258,160	276,219
Series 3943, Class DI IO,
4.000%, 11/15/2039	1,854,378	246,718
Series 3940, Class PA,
4.000%, 02/15/2041	2,606,032	2,742,890
Series 3830, Class NI IO,
4.500%, 01/15/2036	2,473,231	295,573
Series 3927, Class IP IO,
4.500%, 06/15/2040	864,840	115,831
Series 3947, Class PA,
4.500%, 01/15/2041	457,479	515,504
Series 3934, Class PI IO,
4.500%, 07/15/2041	882,590	129,567
Series 4030, Class BI IO,
5.000%, 01/15/2042	458,416	87,792
Series 4077, Class IK IO,
5.000%, 07/15/2042	814,960	254,981
Federal National Mortgage Association
Series 2012-110, Class MA,
3.000%, 07/25/2041	1,050,981	1,124,943
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	1,793,001	357,446
Series 2012-67, Class KG,
3.500%, 02/25/2041	259,617	284,903
Series 2011-146, Class MA,
3.500%, 08/25/2041	972,136	1,048,605
Series 2012-98, Class JP,
3.500%, 03/25/2042	839,062	899,623
Series 2012-120, Class PA,
3.500%, 10/25/2042	771,230	827,890
Series 2012-118, Class IC IO,
3.500%, 11/25/2042	1,494,469	384,470
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	1,230,846	349,768
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	230,435	19,232
Series 2011-71, Class BA,
4.000%, 05/25/2037	629,920	671,534
Series 2011-49, Class LA,
4.000%, 05/25/2041	124,386	133,819
Series 2011-73, Class PL IO,
4.500%, 05/25/2041	828,290	123,171
Series 2012-21, Class IQ IO,
4.500%, 09/25/2041	900,733	187,328
Series 407, Class 21 IO,
5.000%, 01/25/2039	75,850	8,363
Series 407, Class 15 IO,
5.000%, 01/25/2040	99,918	14,873
Series 407, Class 16 IO,
5.000%, 01/25/2040	54,065	6,573
Series 407, Class 17 IO,
5.000%, 01/25/2040	63,585	7,983
Series 407, Class C6 IO,
5.500%, 01/25/2040	1,785,606	283,124

Bond PS Series (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association,
Series 2012-114, Class IO
1.026%, 01/16/2053	$ 1,647,708	$157,551
		26,155,077
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $26,676,746)		$ 26,538,662

MUNICIPAL BONDS - 0.2%
State of California 7.600%, 11/01/2040	110,000	160,815
State of Illinois 5.100%, 06/01/2033	240,000	236,794
TOTAL MUNICIPAL BONDS (Cost $357,049)		$ 397,609

SHORT-TERM INVESTMENTS - 2.1%
U.S. Government - 2.1%
U.S. Treasury Bill 0.147%, 05/02/2013 *	5,000,000	4,998,500
TOTAL SHORT-TERM INVESTMENTS (Cost $4,997,561)		$ 4,998,500
Total Investments (Bond PS Series)
(Cost $221,863,470) - 96.5%		$225,742,951
Other assets and liabilities, net - 3.5%		8,203,173
TOTAL NET ASSETS - 100.0%		$233,946,124

Core Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 48.7%
U.S. Government - 19.8%
U.S. Treasury Bonds
2.750%, 08/15/2042 to 11/15/2042	$6,095,000	$5,860,151
3.000%, 05/15/2042	5,961,000	6,050,415
3.125%, 11/15/2041 to 02/15/2042	11,402,000	11,881,464
4.375%, 05/15/2041	5,048,000	6,555,303
4.500%, 05/15/2038	11,954,000	15,738,182
U.S. Treasury Notes
0.250%, 01/31/2014 to 12/15/2015	110,217,000	110,082,085
0.375%, 04/15/2015 to 11/15/2015	73,959,000	74,064,903
0.625%, 11/30/2017	20,789,000	20,711,041
0.750%, 12/31/2017	20,569,000	20,594,711
1.000%, 03/31/2017	17,368,000	17,673,295
1.000%, 11/30/2019 (L)	9,598,000	9,496,021
1.125%, 12/31/2019	2,493,000	2,483,651
1.250%, 03/15/2014	4,641,000	4,698,651
1.625%, 11/15/2022 (L)	9,574,000	9,457,312
1.750%, 03/31/2014	11,528,000	11,746,848
3.000%, 09/30/2016	18,312,000	20,011,573
		347,105,606
U.S. Government Agency - 28.9%
Federal Home Loan Mortgage Corp.
2.500%, TBA	36,300,000	37,780,571
3.000%, TBA	8,200,000	8,538,162
3.000%, 07/01/2032 to 10/01/2042	4,265,768	4,483,038
3.500%, 08/01/2032 to 12/01/2032	6,267,145	6,793,884
4.000%, 04/01/2042 to 01/25/2043	48,716,151	54,026,245
4.500%, 09/01/2042	1,734,677	1,943,381
5.000%, 08/01/2039 to 04/01/2042	26,757,757	29,934,054

The accompanying notes are an integral part of the financial statements.	28
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
5.500%, 07/01/2038	$ 4,927,058	$5,377,037
5.580%, 10/01/2038 (P)	269,359	288,980
5.721%, 11/01/2037 (P)	65,975	70,484
5.883%, 03/01/2037 (P)	83,768	90,460
6.000%, 03/01/2034 to 03/01/2036	3,943,756	4,362,616
Federal National Mortgage Association
2.500%, TBA	67,200,000	70,110,094
3.000%, TBA	38,800,000	40,479,722
3.000%, 06/01/2032 to 09/01/2032	4,063,277	4,297,796
3.500%, 04/01/2032 to 12/01/2042	24,629,717	26,610,505
4.000%, 07/01/2042 to 11/01/2042	77,342,086	85,846,691
5.000%, 04/01/2040 to 09/01/2041	50,579,772	56,183,594
5.500%, 09/01/2034 to 07/01/2039	2,728,808	2,997,618
5.953%, 09/01/2037 (P)	171,098	183,802
6.000%, 03/01/2034 to 10/01/2038	46,678,613	51,761,981
6.268%, 09/01/2037 (P)	1,465,658	1,606,628
6.310%, 07/01/2037 (P)	67,413	73,736
6.500%, 10/01/2036	2,589,866	2,888,129
Government National Mortgage Association
6.000%, 01/15/2040	7,020,856	7,864,181
		504,593,389
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $846,893,642)		$ 851,698,995

FOREIGN GOVERNMENT
OBLIGATIONS - 1.3%
Canada - 0.3%
Province of Ontario
1.650%, 09/27/2019	5,255,000	5,247,181
Chile - 0.1%
Republic of Chile
3.625%, 10/30/2042	1,355,000	1,338,063
Mexico - 0.1%
Government of Mexico
5.750%, 10/12/2110	2,164,000	2,602,210
Slovakia - 0.3%
Government of Slovakia, Bond
4.375%, 05/21/2022 (S)	4,970,000	5,413,920
Slovenia - 0.2%
Slovenia Government International Bond
5.500%, 10/26/2022 (S)	2,485,000	2,609,250
Sweden - 0.1%
Svensk Exportkredit AB
1.750%, 05/30/2017	1,780,000	1,826,373
Tunisia - 0.2%
Tunisia Government AID Bonds
1.686%, 07/16/2019	3,108,000	3,092,460
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $21,283,881)		$ 22,129,457

CORPORATE BONDS - 26.8%
Consumer Discretionary - 2.6%
Daimler Finance North America LLC
1.300%, 07/31/2015 (S)	4,230,000	4,254,229
1.875%, 09/15/2014 (S)	4,290,000	4,360,313
DIRECTV Holdings LLC
3.800%, 03/15/2022	1,315,000	1,355,156
5.150%, 03/15/2042	465,000	468,970

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Eaton Corp.
0.950%, 11/02/2015 (S)	$ 2,420,000	$2,427,158
2.750%, 11/02/2022 (S)	1,970,000	1,961,568
4.000%, 11/02/2032 (S)	675,000	692,439
Ford Motor Credit Company LLC
2.750%, 05/15/2015	4,315,000	4,403,458
5.000%, 05/15/2018	555,000	612,175
5.875%, 08/02/2021	5,407,000	6,290,590
LVMH Moet Hennessy Louis Vuitton SA
1.625%, 06/29/2017 (S)	3,215,000	3,266,903
NBCUniversal Media LLC
2.875%, 01/15/2023	2,088,000	2,094,341
4.450%, 01/15/2043	1,495,000	1,509,137
News America, Inc.
6.150%, 03/01/2037 to 02/15/2041	1,897,000	2,353,023
Omnicom Group, Inc. 3.625%, 05/01/2022	1,085,000	1,129,014
Pearson Funding Four PLC
3.750%, 05/08/2022 (S)	1,104,000	1,163,533
The Gap, Inc. 5.950%, 04/12/2021	3,039,000	3,473,489
Time Warner Cable, Inc. 4.500%, 09/15/2042	1,395,000	1,356,311
WPP Finance 2010 5.125%, 09/07/2042	427,000	416,290
Wyndham Worldwide Corp.
2.950%, 03/01/2017	1,065,000	1,088,699
4.250%, 03/01/2022	1,010,000	1,041,762
		45,718,558
Consumer Staples - 1.9%
Anheuser-Busch InBev Worldwide, Inc.
0.800%, 07/15/2015	5,865,000	5,879,897
1.375%, 07/15/2017	4,833,000	4,882,181
ConAgra Foods, Inc. 1.350%, 09/10/2015	1,310,000	1,309,856
Kraft Foods Group, Inc.
6.500%, 02/09/2040 (S)	1,830,000	2,398,676
PepsiCo, Inc.
1.250%, 08/13/2017	3,474,000	3,485,805
2.500%, 05/10/2016	2,030,000	2,137,436
Pernod-Ricard SA 5.750%, 04/07/2021 (S)	2,618,000	3,128,505
Philip Morris International, Inc.
1.125%, 08/21/2017	2,535,000	2,525,993
The Coca-Cola Company 1.800%, 09/01/2016	3,255,000	3,360,973
Tyson Foods, Inc. 4.500%, 06/15/2022	2,435,000	2,633,131
Wal-Mart Stores, Inc. 5.625%, 04/15/2041	890,000	1,162,012
		32,904,465
Energy - 3.4%
Apache Corp.
2.625%, 01/15/2023	2,385,000	2,377,604
4.250%, 01/15/2044	1,280,000	1,303,489
BP Capital Markets PLC
1.375%, 11/06/2017	760,000	760,387
2.500%, 11/06/2022	1,705,000	1,687,321
Canadian Oil Sands, Ltd.
6.000%, 04/01/2042 (S)	1,976,000	2,314,133
DCP Midstream Operating LP
2.500%, 12/01/2017	2,975,000	2,958,060
4.950%, 04/01/2022	2,521,000	2,672,394
El Paso Pipeline Partners
Operating Company LLC
4.100%, 11/15/2015	2,075,000	2,225,554
4.700%, 11/01/2042	925,000	904,196
Energen Corp. 4.625%, 09/01/2021	2,125,000	2,211,830
Energy Transfer Partners LP
6.500%, 02/01/2042	762,000	930,407
Eog Resources, Inc. 2.625%, 03/15/2023	629,000	632,636

The accompanying notes are an integral part of the financial statements.	29
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Husky Energy, Inc. 7.250%, 12/15/2019	$ 682,000	$884,956
Kerr-McGee Corp. 6.950%, 07/01/2024	2,885,000	3,650,872
Kinder Morgan Energy Partners LP
5.000%, 08/15/2042	781,000	825,230
Marathon Petroleum Corp.
6.500%, 03/01/2041	909,000	1,148,614
Murphy Oil Corp.
3.700%, 12/01/2022	1,915,000	1,905,515
5.125%, 12/01/2042	500,000	485,240
ONEOK Partners LP
2.000%, 10/01/2017	1,575,000	1,587,520
6.125%, 02/01/2041	765,000	914,633
Petrobras International Finance Company
2.875%, 02/06/2015	1,780,000	1,826,339
3.500%, 02/06/2017	4,575,000	4,796,554
Petroleos Mexicanos
1.700%, 12/20/2022	2,734,000	2,752,706
1.950%, 12/20/2022	3,518,000	3,585,971
2.000%, 12/20/2022	1,238,000	1,265,009
5.500%, 06/27/2044 (S)	865,000	951,500
Rowan Companies, Inc. 5.400%, 12/01/2042	1,430,000	1,444,117
Statoil ASA 1.200%, 01/17/2018	2,720,000	2,719,440
Talisman Energy, Inc. 7.750%, 06/01/2019	1,430,000	1,841,751
Total Capital International SA
1.550%, 06/28/2017	1,014,000	1,029,276
Transocean, Inc. 6.375%, 12/15/2021	2,730,000	3,314,520
Western Gas Partners LP
4.000%, 07/01/2022	1,031,000	1,085,117
5.375%, 06/01/2021	585,000	668,883
		59,661,774
Financials - 11.2%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)	587,000	615,346
American Express Credit Corp.
1.750%, 06/12/2015	4,435,000	4,527,568
American International Group, Inc.
4.875%, 06/01/2022	1,708,000	1,947,795
6.400%, 12/15/2020	1,275,000	1,580,589
Banco Santander SA 4.125%, 11/09/2022 (S)	2,195,000	2,233,413
Bank of America Corp.
1.500%, 10/09/2015	6,910,000	6,944,764
5.700%, 01/24/2022	445,000	534,590
5.875%, 01/05/2021	850,000	1,016,756
6.000%, 09/01/2017	2,405,000	2,815,358
Bank of America NA 5.300%, 03/15/2017	745,000	837,653
BB&T Corp. 1.450%, 01/12/2018	3,850,000	3,865,731
Berkshire Hathaway Finance Corp.
4.400%, 05/15/2042	700,000	721,907
Boston Properties LP 3.850%, 02/01/2023	2,150,000	2,255,954
Citigroup, Inc.
2.650%, 03/02/2015	1,413,000	1,454,968
4.450%, 01/10/2017	2,995,000	3,316,876
4.500%, 01/14/2022	3,696,000	4,119,310
5.875%, 01/30/2042	485,000	596,818
6.125%, 05/15/2018	390,000	467,206
DDR Corp. 4.625%, 07/15/2022	2,010,000	2,191,284
Equity One, Inc. 3.750%, 11/15/2022	864,000	852,575
Federal Realty
Investment Trust 3.000%, 08/01/2022	1,020,000	1,008,501
General Electric Capital Corp.
1.625%, 07/02/2015	2,720,000	2,764,932
3.150%, 09/07/2022	4,326,000	4,414,705
5.550%, 05/04/2020	2,130,000	2,529,914

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp. (continued)
5.875%, 01/14/2038	$ 855,000	$1,028,580
6.875%, 01/10/2039	934,000	1,266,217
Goodman Funding Pty, Ltd.
6.000%, 03/22/2022 (S)	990,000	1,108,112
HCP, Inc.
2.625%, 02/01/2020	853,000	848,907
3.750%, 02/01/2019	3,080,000	3,248,069
5.650%, 12/15/2013	2,945,000	3,080,441
HSBC USA, Inc. 2.375%, 02/13/2015	2,590,000	2,663,978
Inter-American Development Bank
3.875%, 10/28/2041	2,224,000	2,422,107
Itau Unibanco Holding SA/Cayman Island
5.125%, 05/13/2023 (S)	2,515,000	2,574,731
JPMorgan Chase & Company
1.100%, 10/15/2015	3,056,000	3,055,655
2.000%, 08/15/2017	3,520,000	3,594,399
3.250%, 09/23/2022	878,000	903,096
4.500%, 01/24/2022	865,000	977,488
4.650%, 06/01/2014	2,691,000	2,835,251
5.400%, 01/06/2042	939,000	1,128,188
Lazard Group LLC
6.850%, 06/15/2017	4,143,000	4,787,058
7.125%, 05/15/2015	2,970,000	3,301,479
Liberty Mutual Group, Inc.
6.500%, 05/01/2042 (S)	1,156,000	1,297,116
Markel Corp. 4.900%, 07/01/2022	1,240,000	1,346,835
MetLife, Inc. 4.125%, 08/13/2042	699,000	696,839
Metropolitan Life Global Funding I
0.659%, 03/19/2014 (P)(S)	9,250,000	9,258,843
Morgan Stanley
5.500%, 07/24/2020 to 07/28/2021	3,109,000	3,517,178
Murray Street Investment Trust I
4.647%, 03/09/2017	6,615,000	7,152,905
National Australia Bank, Ltd.
2.000%, 06/20/2017 (S)	3,300,000	3,410,705
NIBC Bank NV 2.800%, 12/02/2014 (S)	2,465,000	2,559,299
Nordea Bank AB
2.250%, 03/20/2015 (S)	3,830,000	3,923,207
4.875%, 05/13/2021 (S)	1,525,000	1,634,396
OneBeacon US Holdings, Inc.
4.600%, 11/09/2022	1,066,000	1,094,856
PNC Bank NA 2.700%, 11/01/2022	1,530,000	1,528,647
PNC Financial Services Group, Inc.
2.854%, 11/09/2022	467,000	469,158
Private Export Funding Corp.
1.450%, 08/15/2019	4,424,000	4,458,905
2.050%, 11/15/2022	4,274,000	4,261,764
2.450%, 07/15/2024	3,546,000	3,606,016
Prudential Financial, Inc.
5.625%, 05/12/2041	550,000	625,172
5.625%, 06/15/2043 (P)	1,035,000	1,072,571
Rabobank NV 3.950%, 11/09/2022	4,165,000	4,260,254
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	7,749,000	7,929,784
6.125%, 12/15/2022	2,390,000	2,519,966
Safina, Ltd. 1.550%, 01/15/2022	1,725,084	1,724,098
Simon Property Group LP
1.500%, 02/01/2018 (S)	3,195,000	3,175,728
2.750%, 02/01/2023	1,705,000	1,701,958
Sparebank 1 Boligkreditt AS
1.750%, 11/15/2019 (S)	2,815,000	2,778,154
Stadshypotek AB 1.875%, 10/02/2019 (S)	4,609,000	4,603,087

The accompanying notes are an integral part of the financial statements.	30
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Swedbank AB 2.125%, 09/29/2017 (S)	$ 3,524,000	$3,599,318
Swiss Re Treasury U.S. Corp.
2.875%, 12/06/2022 (S)	1,010,000	1,009,554
4.250%, 12/06/2042 (S)	1,010,000	997,658
The Goldman Sachs Group, Inc.
5.750%, 01/24/2022	850,000	1,003,863
6.150%, 04/01/2018	2,305,000	2,706,851
6.250%, 02/01/2041	870,000	1,064,472
6.750%, 10/01/2037	425,000	480,502
Ventas Realty LP
2.000%, 02/15/2018	1,915,000	1,915,504
3.250%, 08/15/2022	1,910,000	1,870,641
Westpac Banking Corp.
1.250%, 12/15/2017 (S)	4,530,000	4,522,381
WR Berkley Corp. 4.625%, 03/15/2022	1,080,000	1,156,375
Xstrata Finance Canada, Ltd.
4.000%, 10/25/2022 (S)	2,252,000	2,273,775
		195,646,604
Health Care - 2.3%
AbbVie, Inc.
1.200%, 11/06/2015 (S)	4,590,000	4,620,280
2.000%, 11/06/2018 (S)	2,125,000	2,151,520
Amgen, Inc.
5.150%, 11/15/2041	445,000	499,304
5.375%, 05/15/2043	2,225,000	2,615,390
AstraZeneca PLC 1.950%, 09/18/2019	1,780,000	1,802,439
Boston Scientific Corp. 6.400%, 06/15/2016	1,750,000	2,011,067
Celgene Corp. 3.250%, 08/15/2022	3,485,000	3,548,465
Coventry Health Care, Inc.
5.950%, 03/15/2017	2,502,000	2,907,574
Express Scripts Holding Company
2.100%, 02/12/2015 (S)	3,815,000	3,885,928
2.650%, 02/15/2017 (S)	667,000	693,056
Gilead Sciences, Inc. 4.500%, 04/01/2021	1,625,000	1,855,321
Life Technologies Corp. 5.000%, 01/15/2021	1,384,000	1,558,186
Teva Pharmaceutical Finance Company BV
2.950%, 12/18/2022	4,190,000	4,233,337
Teva Pharmaceutical Finance IV LLC
2.250%, 03/18/2020	1,677,000	1,690,399
UnitedHealth Group, Inc.
2.750%, 02/15/2023	105,000	105,817
3.950%, 10/15/2042	540,000	535,955
Watson Pharmaceuticals, Inc.
1.875%, 10/01/2017	1,581,000	1,601,208
WellPoint, Inc.
1.250%, 09/10/2015	700,000	705,480
1.875%, 01/15/2018	1,010,000	1,022,151
3.125%, 05/15/2022	878,000	886,168
4.625%, 05/15/2042	815,000	839,159
		39,768,204
Industrials - 0.8%
ERAC USA Finance LLC
3.300%, 10/15/2022 (S)	662,000	669,461
5.625%, 03/15/2042 (S)	2,054,000	2,269,124
Experian Finance PLC 2.375%, 06/15/2017 (S)	1,185,000	1,205,143
General Electric Capital Corp.
1.000%, 12/11/2015	2,125,000	2,133,366
2.100%, 12/11/2019	850,000	851,636
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/2017 (S)	610,000	647,085
4.625%, 01/13/2022 (S)	2,245,000	2,501,552
Owens Corning 4.200%, 12/15/2022	1,297,000	1,317,567

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Precision Castparts Corp.
2.500%, 01/15/2023	$ 1,891,000	$1,900,818
3.900%, 01/15/2043	945,000	966,224
		14,461,976
Information Technology - 0.5%
Intel Corp.
2.700%, 12/15/2022	2,865,000	2,857,522
4.000%, 12/15/2032	1,915,000	1,898,565
Oracle Corp.
1.200%, 10/15/2017	2,996,000	3,003,778
2.500%, 10/15/2022	1,284,000	1,294,001
		9,053,866
Materials - 0.7%
Barrick Gold Corp. 3.850%, 04/01/2022	955,000	1,009,790
Teck Resources, Ltd. 6.250%, 07/15/2041	1,041,000	1,221,152
The Dow Chemical Company
5.250%, 11/15/2041	1,250,000	1,390,061
Vale SA 5.625%, 09/11/2042	1,349,000	1,460,321
Xstrata Finance Canada, Ltd.
1.800%, 10/23/2015 (S)	3,966,000	3,987,210
2.450%, 10/25/2017 (S)	2,585,000	2,609,115
		11,677,649
Telecommunication Services - 1.6%
America Movil SAB de CV
2.375%, 09/08/2016	1,385,000	1,439,140
3.125%, 07/16/2022	4,475,000	4,543,378
American Tower Corp.
4.500%, 01/15/2018	2,730,000	2,991,580
5.050%, 09/01/2020	792,000	887,391
AT&T, Inc.
0.800%, 12/01/2015	4,250,000	4,249,511
1.600%, 02/15/2017	2,710,000	2,740,948
2.625%, 12/01/2022	2,560,000	2,561,098
5.550%, 08/15/2041	2,165,000	2,590,624
CC Holdings GS V LLC
3.849%, 04/15/2023 (S)	1,860,000	1,889,963
CenturyLink, Inc. 7.650%, 03/15/2042	955,000	995,819
Telefonica Chile SA 3.875%, 10/12/2022 (S)	1,570,000	1,565,499
Vodafone Group PLC 1.250%, 09/26/2017	2,215,000	2,207,496
		28,662,447
Utilities - 1.8%
Alabama Power Company 3.850%, 12/01/2042	1,200,000	1,178,404
Ameren Corp. 8.875%, 05/15/2014	2,080,000	2,276,186
Ameren Illinois Company 2.700%, 09/01/2022	2,610,000	2,607,735
American Electric Power Company, Inc.
1.650%, 12/15/2017	2,560,000	2,567,995
APT Pipelines, Ltd. 3.875%, 10/11/2022 (S)	2,407,000	2,394,298
Arizona Public Service Company
4.500%, 04/01/2042	1,182,000	1,253,083
Carolina Power & Light Company
4.100%, 05/15/2042	1,040,000	1,060,914
CMS Energy Corp. 2.750%, 05/15/2014	1,255,000	1,272,696
Comision Federal de Electricidad
5.750%, 02/14/2042 (S)	645,000	730,463
Dominion Resources, Inc. 8.875%, 01/15/2019	2,215,000	3,029,531
Duke Energy Corp. 1.625%, 08/15/2017	1,295,000	1,297,923
Duke Energy Indiana, Inc. 4.200%, 03/15/2042	2,185,000	2,224,511
MidAmerican Energy Holdings Company
6.500%, 09/15/2037	625,000	827,949
Niagara Mohawk Power Corp.
4.119%, 11/28/2042 (S)	1,015,000	990,392

The accompanying notes are an integral part of the financial statements.	31
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
PPL Capital Funding, Inc. 3.500%, 12/01/2022	$1,465,000	$1,489,479
Progress Energy, Inc. 3.150%, 04/01/2022	931,000	941,423
Public Service Company of Colorado
3.600%, 09/15/2042	2,170,000	2,099,423
Southwestern Electric Power Company
3.550%, 02/15/2022	2,865,000	3,022,595
		31,265,000
TOTAL CORPORATE BONDS (Cost $453,633,208)		$ 468,820,543

MUNICIPAL BONDS - 1.2%
County of Clark (Nevada) 6.820%, 07/01/2045	1,835,000	2,603,076
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,785,000	2,451,698
New Jersey State Turnpike Authority
7.102%, 01/01/2041	2,268,000	3,216,137
North Texas Tollway Authority
6.718%, 01/01/2049	1,995,000	2,660,452
Port Authority of New York & New Jersey
4.458%, 10/01/2062	2,415,000	2,369,646
State of California 7.600%, 11/01/2040	1,540,000	2,251,403
State of Illinois
5.365%, 03/01/2017	1,085,000	1,215,157
5.665%, 03/01/2018	985,000	1,119,433
5.877%, 03/01/2019	905,000	1,038,297
The Ohio State University 4.800%, 06/01/2111	715,000	795,037
University of Pennsylvania
4.674%, 09/01/2112	1,375,000	1,534,803
TOTAL MUNICIPAL BONDS (Cost $17,284,863)		$ 21,255,139

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.3%
Commercial & Residential - 6.0%
Banc of America Commercial Mortgage Trust,
Series 2007-1, Class A4
5.451%, 01/15/2049	1,921,000	2,222,019
Banc of America Commercial Mortgage, Inc.,
Series 2004-6, Class A3
4.512%, 12/10/2042	148,537	150,280
Bear Stearns Commercial Mortgage
Securities, Inc., Series 2005-PWR7,
Class A2 4.945%, 02/11/2041	108,739	108,975
CFCRE Commercial Mortgage Trust,
Series 2011-C2, Class A4
3.834%, 12/15/2047	1,713,000	1,891,036
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class A4
4.860%, 05/15/2043	2,205,000	2,376,104
Commercial Mortgage Pass
Through Certificates
Series 2012-CR2, Class ASB,
2.752%, 08/15/2045	2,214,000	2,316,475
Series 2012-LC4, Class A4,
3.288%, 12/10/2044	3,291,000	3,523,937
Series 2012-CR1, Class A3,
3.391%, 05/15/2045	2,805,000	3,019,327
Series 2001-J2A, Class B,
6.304%, 07/16/2034 (S)	2,376,000	2,375,430
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2005-C1, Class A3,
4.813%, 02/15/2038	663,205	679,409

Core Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Credit Suisse First Boston Mortgage
Securities Corp. (continued)
Series 2005-C2, Class A4,
4.832%, 04/15/2037	$ 3,259,000	$3,503,458
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%, 12/15/2039	8,922,000	10,128,370
DBUBS Mortgage Trust, Series 2011-LC2A,
Class A4 4.537%, 07/10/2044 (S)	4,355,000	5,029,568
DDR Corp., Series 2009-DDR1, Class A
3.807%, 10/14/2022 (S)	4,738,979	4,944,670
GMAC Commercial Mortgage Securities, Inc.
Series 2006-C1, Class AM,
5.290%, 11/10/2045 (P)	1,695,000	1,826,420
Series 2001-C2, Class B,
6.790%, 04/15/2034	104,478	104,443
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5,
5.224%, 04/10/2037 (P)	5,393,000	5,958,494
Series 2004-GG1, Class A7,
5.317%, 06/10/2036 (P)	1,391,751	1,450,455
Series 2006-GG7, Class A4,
5.867%, 07/10/2038 (P)	2,777,000	3,188,812
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A3,
2.773%, 11/10/2045	1,280,000	1,309,366
Series 2010-C1, Class A2,
4.592%, 08/10/2043 (S)	1,336,000	1,559,336
Impact Funding LLC, Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	4,427,419	5,001,859
JP Morgan Chase Commercial
Mortgage Securities Corp.
Series 2012-C8, Class ASB,
2.379%, 10/15/2045	1,755,000	1,798,529
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	1,112,183	1,191,118
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	1,646,000	1,819,879
Series 2011-C3A, Class A4,
4.717%, 02/15/2046 (S)	1,403,000	1,641,893
Series 2004-IN2, Class A2,
5.115%, 07/15/2041	4,007,000	4,230,338
Series 2006-LDP9, Class A2,
5.134%, 05/15/2047	610,023	643,109
Series 2007-C1, Class A4,
5.716%, 02/15/2051	1,005,000	1,190,554
Series 2001-CIB2, Class D,
6.847%, 04/15/2035 (P)	853,000	864,547
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A3
5.876%, 07/15/2044 (P)	826,000	866,667
LB-UBS Commercial Mortgage Trust
Series 2004-C7, Class A5,
4.628%, 10/15/2029	181,980	185,202
Series 2005-C3, Class AM,
4.794%, 07/15/2040	2,897,000	3,119,811
Series 2004-C8, Class A6,
4.799%, 12/15/2029 (P)	377,942	398,591
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A3A,
4.949%, 07/12/2038 (P)	721,000	758,165

The accompanying notes are an integral part of the financial statements.	32
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch Mortgage Trust (continued)
Series 2007-C1, Class A4,
5.849%, 06/12/2050 (P)	$1,371,000	$1,576,791
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-4, Class A3
5.172%, 12/12/2049 (P)	4,209,000	4,788,331
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2012-C6, Class A3,
2.506%, 11/15/2045	3,134,000	3,219,630
Series 2012-C5, Class A3,
2.825%, 08/15/2045	1,311,000	1,376,286
Morgan Stanley Capital I
Series 2012-C4, Class A4,
3.244%, 03/15/2045	4,329,000	4,631,476
Series 2004-T13, Class A3,
4.390%, 09/13/2045	154,035	154,453
Series 2005-HQ6, Class A4A,
4.989%, 08/13/2042	40,000	43,701
Morgan Stanley Dean Witter Capital I
Series 2003-HQ2, Class B,
5.040%, 03/12/2035	692,462	692,273
Series 2001-TOP3, Class A4,
6.390%, 07/15/2033	50,087	50,223
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
0.320%, 02/25/2047 (P)	22,806	20,285
Motel 6 Trust, Series 2012-MTL6, Class A2
1.948%, 10/05/2025 (S)	3,654,000	3,680,071
Sequoia Mortgage Trust
Series 2010-H1, Class A1,
3.750%, 02/25/2040 (P)	209,221	211,145
Series 2011-1, Class A1,
4.125%, 02/25/2041 (P)	370,761	376,685
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A3
2.728%, 08/10/2049	1,835,000	1,915,402
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445%, 11/15/2035	46,637	47,093
		104,160,491
Thrifts & Mortgage Finance - 0.5%
Commercial Mortgage Pass
Through Certificates
Series 2012-CR3, Class ASB,
2.372%, 11/15/2045	1,572,000	1,608,431
Series 2012-CR3, Class A3,
2.822%, 11/15/2045	3,473,000	3,563,281
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Series AAB
2.459%, 12/10/2045	3,997,000	4,056,747
		9,228,459
U.S. Government Agency - 5.8%
Federal Home Loan Mortgage Corp.
Series K014, Class A2,
3.871%, 04/25/2021	1,098,000	1,245,757
Series 3664, Class DA,
4.000%, 11/15/2037	1,173,460	1,205,660
Series K005, Class A2,
4.317%, 11/25/2019	2,672,000	3,105,380

Core Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K003, Class AAB,
4.768%, 05/25/2018	$1,677,000	$1,875,681
Series 3407, Class B,
5.500%, 01/15/2038	1,977,336	2,136,709
Series 3622, Class WA,
5.500%, 09/15/2039	3,560,209	3,908,554
Series 2980, Class QA,
6.000%, 05/15/2035	2,625,981	2,955,363
Series T-48, Class 1A,
6.160%, 07/25/2033 (P)	59,510	70,579
Series 3529, Class AG,
6.500%, 04/15/2039	4,483,295	5,061,582
Series T-57, Class 1A2,
7.000%, 07/25/2043	765,388	881,404
Series T-57, Class 1A3,
7.500%, 07/25/2043	617,678	715,040
Series T-59, Class 1A3,
7.500%, 10/25/2043	844,676	969,210
Series T-60, Class 1A3,
7.500%, 03/25/2044	877,223	1,048,450
Federal National Mortgage Association
3.000%, 12/25/2042	18,588,660	19,434,574
Series 2012-134, Class LC,
3.000%, 12/25/2042	1,694,669	1,765,559
Series 2011-53, Class TN,
4.000%, 06/25/2041	10,025,917	10,568,249
Series 2009-M2, Class A3,
4.001%, 01/25/2019	2,737,000	3,104,264
Series 2009-M1, Class A2,
4.287%, 07/25/2019	2,905,000	3,353,122
Series 2010-M3, Class A3,
4.332%, 03/25/2020 (P)	10,746,000	12,368,157
Series 2010-M1, Class A2,
4.450%, 09/25/2019	946,000	1,077,560
Series 2009-93, Class PD,
4.500%, 09/25/2039	925,244	1,007,471
Series 2010-54, Class EA,
4.500%, 06/25/2040	5,281,988	5,769,119
Series 2011-53, Class DT,
4.500%, 06/25/2041	3,434,903	3,668,431
Series 2005-5, Class PA,
5.000%, 01/25/2035	1,130,857	1,228,024
Series 2005-64, Class PL,
5.500%, 07/25/2035	1,176,381	1,326,337
Series 2003-W17, Class 1A7,
5.750%, 08/25/2033	1,000,000	1,164,100
Series 2002-95, Class DB,
6.000%, 01/25/2033	3,102,000	3,500,582
Series 2006-56, Class CA,
6.000%, 07/25/2036	631,161	699,815
Series 2012-3, Class CD,
7.000%, 02/25/2042	3,235,321	3,596,411
Series 2002-33, Class A2,
7.500%, 06/25/2032	664,627	813,098
Government National Mortgage Association,
Series 2003-79, Class PV
5.500%, 10/20/2023	1,167,837	1,286,670
		100,910,912
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $208,543,922)		$214,299,862

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES - 14.1%
Ally Auto Receivables Trust
Series 2012-4, Class A2,
0.480%, 05/15/2015	$ 5,777,000	$5,777,838
Series 2011-4, Class A2,
0.650%, 03/17/2014	225,101	225,149
Series 2010-5, Class A4,
1.750%, 03/15/2016	4,730,000	4,802,151
Series 2011-1, Class A4,
2.230%, 03/15/2016	5,694,000	5,821,961
Ally Master Owner Trust
Series 2012-3, Class A1,
0.909%, 06/15/2017 (P)	2,379,000	2,393,678
Series 2012-1, Class A1,
1.009%, 02/15/2017 (P)	3,716,000	3,747,906
Series 2012-5, Class A,
1.540%, 09/15/2019	2,198,000	2,205,106
Series 2012-4, Class A,
1.720%, 07/15/2019	790,000	799,530
American Express Credit
Account Master Trust
Series 2012-3, Class A,
0.359%, 03/15/2018 (P)	1,753,000	1,756,168
Series 2012-4, Class A,
0.449%, 05/15/2020 (P)	6,825,000	6,838,138
Series 2009-2, Class A,
1.459%, 03/15/2017 (P)	2,074,000	2,115,571
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A2,
0.490%, 04/08/2016	2,422,000	2,423,129
Series 2012-4, Class A3,
0.670%, 06/08/2017	1,949,000	1,949,731
BMW Floorplan Master Owner Trust,
Series 2012-1A, Class A
0.609%, 09/15/2017 (P)(S)	2,367,000	2,371,097
Capital One Multi-Asset Execution Trust,
Series 2006-A5, Class A5
0.269%, 01/15/2016 (P)	379,000	378,992
Chase Issuance Trust
Series 2011-A2, Class A-2,
0.299%, 05/15/2015 (P)	12,011,000	12,013,702
Series 2012-A6, Class A,
0.339%, 08/15/2017 (P)	24,409,000	24,428,430
Series 2012-A10, Class A10,
0.470%, 12/16/2019 (P)	3,908,000	3,908,098
Series 2012-A8, Class A8,
0.540%, 10/16/2017	4,258,000	4,254,032
Series 2008-A13, Class A13,
1.808%, 09/15/2015 (P)	5,279,000	5,335,902
Citibank Credit Card Issuance Trust,
Series 2006-A1, Class A1
0.352%, 02/09/2015 (P)	933,000	933,024
Discover Card Master Trust, Series 2011-A1,
Class A1 0.559%, 08/15/2016 (P)	8,575,000	8,598,032
Ford Credit Floorplan Master Owner Trust,
Series 2012-4, Class A2
0.559%, 09/15/2016 (P)	6,884,000	6,886,368
GE Capital Credit Card Master Note Trust,
Series 2011-1, Class A
0.759%, 01/15/2017 (P)	1,546,000	1,553,764
Honda Auto Receivables Owner Trust
Series 2012-3, Class A2,
0.460%, 12/15/2014	1,710,000	1,711,276
Series 2010-3, Class A4,
0.940%, 12/21/2016	4,394,000	4,413,426

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
MMCA Auto Owner Trust, Series 2011-A,
Class A4 2.020%, 10/17/2016 (S)	$ 2,291,000	$2,331,564
Nelnet Student Loan Trust
Series 2007-1, Class A1,
0.322%, 11/27/2018 (P)	338,960	338,535
Series 2007-1, Class A3,
0.382%, 05/27/2025 (P)	3,062,000	2,889,447
Series 2006-2, Class A4,
0.395%, 10/26/2026 (P)	9,930,428	9,920,398
Series 2006-1, Class A4,
0.402%, 11/23/2022 (P)	7,646,226	7,625,703
Series 2005-2, Class A5,
0.410%, 03/23/2037 (P)	8,428,000	7,896,336
Series 2005-1, Class A5,
0.425%, 10/25/2033 (P)	5,020,000	4,669,117
Series 2007-2A, Class A3L,
0.660%, 03/25/2026 (P)(S)	10,347,000	10,073,850
Series 2012-5A, Class A,
0.810%, 10/27/2036 (P)(S)	4,547,094	4,517,005
Nissan Master Owner Trust Receivables,
Series 2012-A, Class A
0.679%, 05/15/2017 (P)	1,592,000	1,595,799
Santander Drive Auto Receivables Trust
Series 2012-5, Class A2,
0.570%, 12/15/2015	1,490,000	1,491,451
Series 2012-6, Class A3,
0.620%, 07/15/2016	1,096,000	1,096,110
Series 2012-3, Class A2,
0.830%, 04/15/2015	1,709,242	1,712,756
Series 2012-5, Class A3,
0.830%, 12/15/2016	973,000	978,068
SLM Student Loan Trust
Series 2007-2, Class A2,
0.315%, 07/25/2017 (P)	1,286,125	1,284,223
Series 2007-4, Class A3,
0.375%, 01/25/2022 (P)	6,643,000	6,640,496
Series 2007-7, Class A4,
0.385%, 04/25/2022 (P)	641,202	640,566
Series 2006-8, Class A4,
0.395%, 10/25/2021 (P)	4,667,452	4,651,778
Series 2006-6, Class A2,
0.395%, 10/25/2022 (P)	1,867,260	1,864,896
Series 2005-9, Class A4,
0.415%, 01/25/2023 (P)	1,032,576	1,032,928
Series 2005-5, Class A3,
0.415%, 04/25/2025 (P)	407,000	402,400
Series 2003-12, Class A5,
0.588%, 09/15/2022 (P)(S)	3,516,241	3,516,624
Series 2012-3, Class A,
0.860%, 12/26/2025 (P)	4,580,380	4,628,951
Series 2008-6, Class A2,
0.865%, 10/25/2017 (P)	382,687	385,318
Series 2012-2, Class A,
0.910%, 01/25/2029 (P)	5,198,110	5,265,275
Series 2004-5A, Class A5,
0.915%, 10/25/2023 (P)(S)	4,553,000	4,580,191
Series 2012-E, Class A1,
0.959%, 10/16/2023 (P)(S)	5,551,488	5,571,790
Series 2012-B, Class A1,
1.309%, 12/15/2021 (P)(S)	5,298,864	5,339,458
Series 2012-C, Class A1,
1.309%, 08/15/2023 (P)(S)	3,877,054	3,909,602
Series 2005-6, Class A5B,
1.515%, 07/27/2026 (P)	1,994,000	2,018,111

The accompanying notes are an integral part of the financial statements.	34
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust (continued)
Series 2011-C, Class A1,
1.609%, 12/15/2023 (P)(S)	$ 5,782,240	$5,838,403
Series 2012-A, Class A1,
1.609%, 08/15/2025 (P)(S)	5,590,129	5,665,484
Series 2012-E, Class A2B,
1.959%, 06/15/2045 (P)(S)	4,487,000	4,496,311
Series 2011-B, Class A2,
3.740%, 02/15/2029 (S)	954,000	1,033,927
SMS Student Loan Trust
Series 2000-A, Class A2,
0.503%, 10/28/2028 (P)	2,072,917	2,067,869
Series 2000-B, Class A2,
0.513%, 04/28/2029 (P)	1,640,259	1,628,215
TOTAL ASSET BACKED SECURITIES (Cost $246,150,561)		$ 247,241,154

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,966,315	19,677,702
TOTAL SECURITIES LENDING
COLLATERAL (Cost $19,676,900)		$ 19,677,702

SHORT-TERM INVESTMENTS - 4.1%
Money Market Funds - 4.1%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	71,208,281	71,208,281
TOTAL SHORT-TERM INVESTMENTS (Cost $71,208,281)		$ 71,208,281
Total Investments (Core Bond Trust)
(Cost $1,884,675,258) - 109.6%		$ 1,916,331,133
Other assets and liabilities, net - (9.6%)		(168,357,474)
TOTAL NET ASSETS - 100.0%		$ 1,747,973,659

Global Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 19.7%
U.S. Government - 9.2%
Treasury Inflation Protected Securities
0.125%, 04/15/2017 (D)	$ 3,666,384	$3,925,036
0.125%, 07/15/2022	201,180	218,202
1.375%, 01/15/2020	534,855	633,720
1.750%, 01/15/2028 (F)	6,956,271	8,994,243
2.375%, 01/15/2027	802,935	1,105,729
2.500%, 01/15/2029	4,525,122	6,441,231
U.S. Treasury Bonds
3.000%, 05/15/2042 (D)	2,800,000	2,842,000
3.125%, 11/15/2041	11,200,000	11,679,494
3.750%, 08/15/2041	3,100,000	3,630,875
5.500%, 08/15/2028 (D) (F)	34,700,000	48,948,688
		88,419,218
U.S. Government Agency - 10.5%
Federal Home Loan Mortgage Corp.
4.000%, TBA (C)	7,000,000	7,470,859
4.000%, 03/01/2039 to 01/01/2042	8,587,171	9,158,997
5.307%, 03/01/2035 (P)	222,139	235,030

Global Bond Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
2.377%, 12/01/2034 (P)		$ 207,744	$216,945
2.492%, 11/01/2034 (P)		1,372,872	1,466,104
3.000%, TBA (C)		21,000,000	21,999,596
4.000%, TBA (C)		10,000,000	10,716,406
4.000%, 07/01/2040 to 01/01/2041		3,049,491	3,252,467
4.500%, TBA (C)		30,000,000	32,409,375
4.500%, 03/01/2028 to 09/01/2041		12,904,276	13,968,769
5.004%, 05/01/2035 (P)		210,565	225,234
Government National
Mortgage Association
1.625%, 11/20/2023 to 01/20/2030 (P)		114,201	118,320
1.750%, 06/20/2030 (P)		29,046	30,342
2.000%, 04/20/2030 to 05/20/2030 (P)		14,424	15,322
			101,283,766
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $189,896,603)		$ 189,702,984

FOREIGN GOVERNMENT
OBLIGATIONS - 34.0%
Australia - 0.0%
New South Wales Treasury Corp.
2.750%, 11/20/2025	AUD	100,000	135,120
			135,120
Canada - 1.0%
Government of Canada
4.000%, 06/01/2041	CAD	300,000	403,086
Province of British Columbia
4.300%, 06/18/2042		600,000	714,843
Province of Ontario
2.450%, 06/29/2022		$ 1,300,000	1,315,460
Province of Quebec
2.750%, 08/25/2021		4,300,000	4,487,016
4.250%, 12/01/2021	CAD	2,200,000	2,472,971
			9,393,376
Germany - 0.2%
Federal Republic of Germany
3.250%, 07/04/2021	EUR	200,000	310,285
4.000%, 01/04/2037		1,200,000	2,152,522
			2,462,807
Italy - 3.2%
Republic of Italy
2.000%, 06/01/2013		4,600,000	6,089,989
3.000%, 04/15/2015		1,000,000	1,340,357
3.125%, 01/26/2015		$ 800,000	812,416
3.750%, 03/01/2021 to 08/01/2021	EUR	1,000,000	1,295,281
4.250%, 08/01/2013 to 09/01/2019		6,800,000	9,131,454
4.500%, 03/01/2019		800,000	1,104,241
4.750%, 05/01/2017		600,000	843,924
5.000%, 08/01/2034 to 09/01/2040		2,500,000	3,297,725
5.250%, 09/20/2016		$ 800,000	850,274
5.750%, 02/01/2033	EUR	200,000	287,167
6.000%, 08/04/2028	GBP	900,000	1,444,214
6.000%, 05/01/2031	EUR	2,300,000	3,378,763
6.875%, 09/27/2023		$ 500,000	580,678
			30,456,483
Mexico - 3.6%
Government of Mexico
1.290%, 06/08/2015	MXN	1,100,000,000	12,733,667

The accompanying notes are an integral part of the financial statements.	35
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico (continued)
Government of Mexico (continued)
6.250%, 06/16/2016	MXN	105,500,000	$8,488,872
6.500%, 06/10/2021		31,500,000	2,633,584
8.000%, 06/11/2020		20,000,000	1,815,684
10.000%, 12/05/2024		83,500,000	9,039,050
			34,710,857
Netherlands - 4.6%
Kingdom of Netherlands
2.250%, 07/15/2022 (S)	EUR	9,100,000	12,814,633
2.500%, 01/15/2017 (S)		2,600,000	3,728,472
3.250%, 07/15/2021 (S)		4,500,000	6,861,163
3.500%, 07/15/2020 (S)		4,400,000	6,800,700
4.000%, 07/15/2018 to 07/15/2019 (S)		900,000	1,412,648
4.500%, 07/15/2017 (S)		8,100,000	12,635,163
			44,252,779
New Zealand - 3.9%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	23,600,000	21,532,717
5.500%, 04/15/2023		4,400,000	4,245,627
6.000%, 12/15/2017 to 05/15/2021		11,700,000	11,469,726
			37,248,070
Norway - 0.7%
Kommunalbanken AS
0.690%, 03/27/2017 (P)		$ 1,500,000	1,508,730
2.000%, 01/14/2013		5,200,000	5,202,376
			6,711,106
South Korea - 0.2%
Export-Import Bank of Korea
5.750%, 05/22/2013	EUR	1,800,000	2,419,866
			2,419,866
Spain - 6.9%
Autonomous Community of Madrid
4.200%, 09/24/2014		5,600,000	7,139,097
Fund for Orderly Bank Restructuring
4.400%, 10/21/2013		1,100,000	1,470,842
Instituto de Credito Oficial
4.875%, 07/30/2017		200,000	267,511
Kingdom of Spain
1.934%, 03/25/2014 (P)		11,000,000	14,059,700
3.250%, 04/30/2016		1,700,000	2,219,009
3.750%, 10/31/2015		1,400,000	1,859,536
3.800%, 01/31/2017		4,800,000	6,305,099
4.000%, 07/30/2015		1,700,000	2,284,711
4.200%, 01/31/2037		3,300,000	3,475,845
4.250%, 10/31/2016		7,300,000	9,774,394
4.500%, 01/31/2018		2,500,000	3,320,491
5.250%, 04/06/2029	GBP	700,000	1,009,586
5.500%, 07/30/2017 to 04/30/2021	EUR	8,700,000	12,141,103
5.850%, 01/31/2022		900,000	1,236,899
			66,563,823
United Kingdom - 9.7%
Government of United Kingdom
4.250%, 12/07/2027 to 12/07/2040	GBP	7,900,000	15,854,554
4.500%, 09/07/2034		300,000	618,448
4.750%, 12/07/2030 to 12/07/2038		11,500,000	24,536,140
5.000%, 03/07/2025		1,200,000	2,573,109
6.000%, 12/07/2028		600,000	1,445,699

Global Bond Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
United Kingdom (continued)
Government of United Kingdom, Inflation
Linked Bond
0.125%, 03/22/2024	GBP	9,015,077	$15,936,629
0.375%, 03/22/2062		208,248	384,634
1.875%, 11/22/2022		15,283,200	31,924,277
			93,273,490
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $314,109,832)		$ 327,627,777

CORPORATE BONDS - 32.9%
Australia - 2.9%
Australia & New Zealand Banking
Group, Ltd.
1.000%, 10/06/2015 (S)		$ 9,800,000	9,861,916
Commonwealth Bank of Australia
0.763%, 07/12/2013 (P) (S)		7,900,000	7,917,380
0.810%, 06/25/2014 (P) (S)		9,800,000	9,871,658
Westpac Banking Corp.
2.900%, 09/10/2014 (S)		400,000	416,412
			28,067,366
Belgium - 1.0%
European Union
2.500%, 12/04/2015	EUR	3,500,000	4,928,063
2.750%, 06/03/2016		3,500,000	5,003,957
			9,932,020
Denmark - 0.0%
Nykredit Realkredit A/S
6.000%, 10/01/2029	DKK	109,107	21,861
Realkredit Danmark A/S
1.352%, 01/01/2038 (P)		1,229,473	221,976
			243,837
France - 7.5%
BNP Paribas Home Loan
Covered Bonds SA
2.200%, 11/02/2015 (S)		$ 5,800,000	5,975,827
3.000%, 07/23/2013	EUR	200,000	267,916
4.750%, 05/28/2013		2,700,000	3,626,591
Cie de Financement Foncier
2.125%, 04/22/2013 (S)		$ 4,900,000	4,922,075
2.250%, 01/25/2013	EUR	3,100,000	4,096,156
2.500%, 09/16/2015 (S)		$ 5,100,000	5,285,069
Credit Agricole Home Loan
1.069%, 07/21/2014 (P) (S)		5,200,000	5,208,705
Dexia Credit Local SA
1.084%, 09/18/2013 (P)	EUR	11,000,000	14,509,179
1.700%, 09/06/2013		$ 7,400,000	7,408,695
2.750%, 01/10/2014 to 04/29/2014 (S)		16,000,000	16,153,095
Dexia Municipal Agency SA
3.125%, 09/15/2015	EUR	3,400,000	4,728,609
			72,181,917
Germany - 5.9%
FMS Wertmanagement
0.749%, 06/16/2014 (P)	GBP	900,000	1,465,464
2.375%, 12/15/2014	EUR	11,900,000	16,365,728
2.750%, 06/03/2016		3,700,000	5,263,422
3.375%, 06/17/2021		2,200,000	3,337,864
Kreditanstalt fuer Wiederaufbau
0.625%, 05/29/2015		7,900,000	10,555,621
2.000%, 09/07/2016		1,800,000	2,521,075

The accompanying notes are an integral part of the financial statements.	36
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Germany (continued)
Kreditanstalt fuer Wiederaufbau (continued)
6.250%, 05/19/2021	AUD	10,900,000	$12,961,537
Landwirtschaftliche Rentenbank
5.500%, 03/09/2020		4,000,000	4,499,440
			56,970,151
Ireland - 0.8%
German Postal Pensions Securitisation
2 PLC
4.250%, 01/18/2017	EUR	2,000,000	3,000,132
German Postal Pensions
Securitisation PLC
3.375%, 01/18/2016		3,400,000	4,864,295
			7,864,427
Italy - 0.5%
Intesa Sanpaolo SpA
2.712%, 02/24/2014 (P) (S)		$ 4,600,000	4,594,857
			4,594,857
Jersey, C.I. - 0.3%
HBOS Capital Funding LP (9.540% to
03/19/2018, then GBP
LIBOR + 6.750%)
03/19/2018 (Q)	GBP	1,700,000	2,761,565
			2,761,565
Luxembourg - 0.7%
ALROSA Finance SA
7.750%, 11/03/2020		$ 2,100,000	2,436,000
European Investment Bank
6.125%, 01/23/2017	AUD	1,200,000	1,355,608
6.250%, 04/15/2015 to 06/08/2021		2,500,000	2,803,743
			6,595,351
Netherlands - 2.3%
ABN AMRO Bank NV
3.250%, 01/18/2013	EUR	3,200,000	4,228,611
Achmea Hypotheekbank NV
3.200%, 11/03/2014	$ 395,000		414,075
3.200%, 11/03/2014 (S)		194,000	203,368
Fortis Bank Nederland Holding NV
3.375%, 05/19/2014	EUR	5,900,000	8,127,082
LeasePlan Corp. NV
3.250%, 05/22/2014		1,800,000	2,474,828
NIBC Bank NV
2.800%, 12/02/2014 (S)		$ 3,500,000	3,633,893
3.500%, 04/07/2014	EUR	1,700,000	2,337,232
Ziggo Finance BV
6.125%, 11/15/2017		700,000	989,798
			22,408,887
Norway - 0.5%
DNB Boligkreditt AS
2.375%, 07/20/2015		3,700,000	5,118,910
			5,118,910
Sweden - 0.3%
Stadshypotek AB
4.250%, 10/10/2017	AUD	2,400,000	2,495,016
			2,495,016
Switzerland - 0.5%
Eurofima
5.625%, 10/24/2016		1,000,000	1,107,934

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Switzerland (continued)
Eurofima (continued)
6.250%, 12/28/2018	AUD	3,000,000	$3,438,196
			4,546,130
Tunisia - 0.3%
African Development Bank
5.250%, 03/23/2022		2,900,000	3,286,972
			3,286,972
United Kingdom - 2.6%
Bank of Scotland PLC
4.500%, 10/23/2013	EUR	200,000	272,718
BP Capital Markets PLC
3.125%, 10/01/2015		$ 300,000	318,439
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		400,000	477,784
HBOS PLC
6.750%, 05/21/2018 (S)		900,000	968,625
LBG Capital No.1 PLC
7.375%, 03/12/2020	EUR	1,100,000	1,474,737
11.040%, 03/19/2020	GBP	2,800,000	5,287,584
LBG Capital No.2 PLC
7.625%, 12/09/2019		3,138,000	5,326,912
Pearson Dollar Finance Two PLC
5.500%, 05/06/2013 (S)		$ 3,000,000	3,045,021
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)		400,000	427,577
The Royal Bank of Scotland PLC
2.750%, 06/18/2013	EUR	1,800,000	2,402,291
Westpac Securities NZ, Ltd.
3.450%, 07/28/2014 (S)		$ 4,300,000	4,501,928
			24,503,616
United States - 6.8%
Altria Group, Inc.
9.250%, 08/06/2019		676,000	939,719
American International Group, Inc.
6.797%, 11/15/2017	EUR	285,000	457,484
American International Group, Inc.
(8.000% to 05/22/2018, then 3 month
EURIBOR + 4.450%)
05/22/2038 (S)		5,600,000	8,511,637
Bank of America Corp.
0.880%, 05/23/2017 (P)		4,100,000	4,992,638
Boston Scientific Corp.
6.400%, 06/15/2016		$ 1,600,000	1,838,690
Citigroup, Inc.
0.851%, 05/31/2017 (P)	EUR	1,800,000	2,197,922
5.500%, 10/15/2014		$ 71,000	76,172
CNA Financial Corp.
5.850%, 12/15/2014		4,000,000	4,342,728
Computer Sciences Corp.
6.500%, 03/15/2018		2,050,000	2,390,386
Dexia Credit Local/New York
2.000%, 03/05/2013 (S)		5,000,000	5,004,135
HCA, Inc.
7.875%, 02/15/2020		200,000	222,500
International Finance Corp.
5.000%, 08/03/2016	AUD	700,000	769,516
5.750%, 06/24/2014		1,300,000	1,404,670
International Lease Finance Corp.
6.500%, 09/01/2014 (S)		$ 2,800,000	2,989,000
6.625%, 11/15/2013		600,000	622,500

The accompanying notes are an integral part of the financial statements.	37
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Loews Corp.
5.250%, 03/15/2016	$ 400,000		$445,702
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015		910,000	1,020,074
Merrill Lynch & Company, Inc.
0.456%, 01/31/2014 (P)	EUR	900,000	1,179,589
6.875%, 04/25/2018	$ 168,000		202,442
Simon Property Group LP
6.125%, 05/30/2018		1,250,000	1,522,065
Spectra Energy Capital LLC
6.200%, 04/15/2018		5,000,000	6,085,845
Springleaf Finance Corp.
6.900%, 12/15/2017		3,000,000	2,685,000
Starwood Hotels & Resorts
Worldwide, Inc.
6.750%, 05/15/2018		3,000,000	3,645,918
The Cleveland Electric Illuminating
Company
5.700%, 04/01/2017		3,000,000	3,387,546
WM Covered Bond Program
4.000%, 09/27/2016	EUR	900,000	1,320,318
4.375%, 05/19/2014		5,200,000	7,204,083
			65,458,279
TOTAL CORPORATE BONDS (Cost $307,526,994)		$ 317,029,301

MUNICIPAL BONDS - 1.3%
American Municipal Power, Inc. (Ohio)
7.734%, 02/15/2033		$ 1,600,000	2,148,384
8.084%, 02/15/2050		4,100,000	5,989,362
City of New York 4.937%, 12/01/2019		2,700,000	3,150,630
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023		395,000	382,400
Metropolitan Water District of Southern
California 5.000%, 10/01/2036		45,000	46,604
State of California
7.700%, 11/01/2030		900,000	1,117,863
7.950%, 03/01/2036		200,000	247,436
TOTAL MUNICIPAL BONDS (Cost $9,985,612)		$ 13,082,679

CAPITAL PREFERRED SECURITIES - 0.0%
United States - 0.0%
RBS Capital Trust I (4.709% to
07/01/2013, then 3 month
LIBOR + 1.865%)
07/01/2013 (Q)		300,000	232,500
			232,500
TOTAL CAPITAL PREFERRED SECURITIES (Cost $120,074)			$232,500

COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.1%
Australia - 1.0%
Crusade Global Trust, Series 2005-2,
Class A2
3.450%, 08/14/2037 (P)	AUD	2,592,877	2,661,249
Puma Finance, Ltd.
Series 2006-G5, Class A1,
0.452%, 02/21/2038 (P) (S)		$ 398,727	390,443
Series 2005-P11, Class BA,
3.547%, 08/22/2037 (P)	AUD	1,730,190	1,754,450
Series 2004-P10, Class BA,
3.640%, 07/12/2036 (P)		306,218	315,119

Global Bond Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Australia (continued)
Swan Trust, Series 2006-1E, Class A2
3.420%, 05/12/2037 (P)	AUD	1,028,553	$1,049,272
The Superannuation Member Home Loan
Programme, Series 2009-3, Class A1
4.510%, 11/07/2040 (P)		1,441,634	1,489,968
Torrens Trust, Series 2007-1, Class A
3.560%, 10/19/2038 (P)		1,400,349	1,412,943
			9,073,444
Germany - 0.5%
German Residential Asset
Note Distributor PLC, Series 2006-1,
Class A
0.445%, 01/20/2021 (P)	EUR	3,867,864	5,013,493
			5,013,493
Italy - 0.8%
Berica ABS SRL, Series 2011-1, Class A1
0.485%, 12/30/2055 (P)		3,100,000	3,792,922
Berica Residential MBS SRL
0.646%, 03/31/2048 (P)		3,407,172	3,973,319
			7,766,241
Netherlands - 0.0%
Atomium Mortgage Finance BV,
Series 2003-I, Class A
0.319%, 07/01/2034 (P)		31,907	40,780
Dutch Mortgage Portfolio Loans BV,
Series III, Class A
0.441%, 11/20/2035 (P)		145,963	192,436
			233,216
United Kingdom - 4.0%
Alba PLC, Series 2006-2, Class A3A
0.689%, 12/15/2038 (P)	GBP	301,212	436,125
Fosse Master Issuer PLC, Series 2012-1A,
Class 2B2
2.633%, 10/18/2054 (P) (S)		3,100,000	5,171,867
Gosforth Funding PLC, Series 2011-1,
Class A2
1.979%, 04/24/2047 (P)		2,700,000	4,479,042
Great Hall Mortgages PLC
Series 2007-1, Class A2B,
0.314%, 03/18/2039 (P)	EUR	1,694,572	1,994,280
Series 2006-1, Class A2B,
0.334%, 06/18/2038 (P)		2,299,396	2,744,592
Series 2007-1, Class A2A,
0.649%, 03/18/2039 (P)	GBP	1,694,573	2,455,209
Holmes Master Issuer PLC
Series 2011-1A, Class A3,
1.560%, 10/15/2054 (P) (S)	EUR	900,000	1,200,850
Series 2010-1A, Class A3,
1.610%, 10/15/2054 (P) (S)		3,889,593	5,176,530
Mansard Mortgages PLC, Series 2007-2X,
Class A1
1.169%, 12/15/2049 (P)	GBP	7,857,463	11,722,853
Newgate Funding PLC, Series 2007-3X,
Class A1
1.119%, 12/15/2050 (P)		777,003	1,257,693
RMAC Securities PLC,
Series 2006-NS1X, Class A2C
0.333%, 06/12/2044 (P)	EUR	1,434,472	1,709,259
			38,348,300

The accompanying notes are an integral part of the financial statements.	38
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States - 7.8%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
3.111%, 09/25/2035 (P)	$ 157,839	$144,753
American Home Mortgage
Investment Trust, Series 2004-3,
Class 5A
2.533%, 10/25/2034 (P)	79,372	79,082
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
0.501%, 05/20/2035 (P)	451,537	276,187
Series 2006-J, Class 4A1,
5.621%, 01/20/2047 (P)	216,110	157,366
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.509%, 11/15/2015 (P) (S)	5,309,797	5,298,195
Banc of America Mortgage
Securities, Inc., Series 2005-B,
Class 2A2
2.770%, 03/25/2035 (P)	1,160,037	1,090,139
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-6, Class 1A1,
2.471%, 08/25/2033 (P)	162,724	161,184
Series 2005-2, Class A1,
2.570%, 03/25/2035 (P)	1,828,776	1,842,331
Series 2005-2, Class A2,
2.793%, 03/25/2035 (P)	632,054	635,266
Series 2003-7, Class 6A,
2.866%, 10/25/2033 (P)	147,790	149,331
Series 2003-9, Class 2A1,
3.010%, 02/25/2034 (P)	28,986	28,504
Series 2004-2, Class 23A,
3.195%, 05/25/2034 (P)	112,102	109,544
Series 2004-2, Class 22A,
3.233%, 05/25/2034 (P)	268,944	263,672
Series 2004-9, Class 22A1,
3.472%, 11/25/2034 (P)	117,972	118,456
Series 2005-12, Class 23A1,
5.449%, 02/25/2036 (P)	1,126,428	719,106
Bear Stearns Alt-A Trust
Series 2005-9, Class 24A1,
2.882%, 11/25/2035 (P)	1,041,113	732,915
Series 2005-7, Class 22A1,
3.001%, 09/25/2035 (P)	1,367,056	1,074,439
Bear Stearns Structured
Products, Inc. Trust, Series 2007-R6,
Class 1A1
2.797%, 01/26/2036 (P)	2,349,628	1,482,958
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.270%, 09/25/2035 (P)	630,150	622,655
Series 2005-6, Class A2,
2.340%, 09/25/2035 (P)	694,332	681,075
Countrywide Alternative Loan Trust
Series 2007-OA7, Class A1A,
0.390%, 05/25/2047 (P)	2,317,646	1,637,287
Series 2006-OA9, Class 2A1B,
0.411%, 07/20/2046 (P)	677,742	333,867
Series 2007-11T1, Class A12,
0.560%, 05/25/2037 (P)	534,378	307,863
Series 2005-56, Class 2A3,
1.581%, 11/25/2035 (P)	168,391	117,090

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-56, Class 2A2,
2.121%, 11/25/2035 (P)	$ 140,421	$100,732
Series 2005-21CB, Class A3,
5.250%, 06/25/2035	224,814	197,301
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037	239,053	174,406
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-2, Class 2A1,
0.530%, 03/25/2035 (P)	124,267	94,639
Series 2004-25, Class 1A1,
0.540%, 02/25/2035 (P)	54,315	49,538
Series 2004-25, Class 2A1,
0.550%, 02/25/2035 (P)	84,089	72,840
Series 2004-HYB5, Class 2A1,
2.919%, 04/20/2035 (P)	115,361	115,422
Series 2004-22, Class A3,
2.934%, 11/25/2034 (P)	310,272	282,431
Series 2004-12, Class 11A1,
3.026%, 08/25/2034 (P)	95,433	82,917
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2002-AR13, Class 3A,
2.120%, 05/25/2032 (P)	2,102	2,014
Series 2003-AR18, Class 2A3,
2.559%, 07/25/2033 (P)	26,250	26,121
Series 2003-AR20, Class 2A1,
2.687%, 08/25/2033 (P)	397,834	401,786
Series 2003-8, Class 5A1,
6.500%, 04/25/2033	24,573	25,960
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2AB3
0.520%, 10/19/2036 (P)	2,006,255	110,755
Federal Home Loan Mortgage Corp.
Series 2752, Class FM,
0.559%, 12/15/2030 (P)	4,335	4,336
Series T-62, Class 1A1,
1.360%, 10/25/2044 (P)	1,744,837	1,738,671
Federal National Mortgage Association
Series 2004-W2, Class 5AF,
0.560%, 03/25/2044 (P)	87,087	84,410
Series 2002-W8, Class F,
0.610%, 09/25/2032 (P)	24,138	24,107
Series 2010-136, Class FA,
0.710%, 12/25/2040 (P)	2,778,101	2,797,348
First Horizon Mortgage
Pass Through Trust
Series 2003-AR4, Class 2A1,
2.611%, 12/25/2033 (P)	138,976	137,829
Series 2005-AR3, Class 2A1,
2.613%, 08/25/2035 (P)	168,207	163,036
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.559%, 11/15/2031 (P)	86,376	85,378
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.632%, 06/25/2034 (P)	31,975	31,518
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034	2,470,003	2,944,001

The accompanying notes are an integral part of the financial statements.	39
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Greenpoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
0.390%, 01/25/2037 (P)	$ 327,298	$192,178
Greenpoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
3.168%, 10/25/2033 (P)	26,649	26,309
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA IO
2.413%, 11/10/2045	4,495,230	682,016
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
1.920%, 03/25/2033 (P)	141,338	141,829
Harborview Mortgage Loan Trust
Series 2003-1, Class A,
2.764%, 05/19/2033 (P)	284,434	284,447
Series 2005-4, Class 3A1,
3.075%, 07/19/2035 (P)	67,030	54,401
Indymac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.651%, 12/25/2034 (P)	104,156	91,899
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)	214,460	214,225
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.365%, 11/25/2033 (P)	143,448	142,694
Series 2007-A1, Class 5A5,
3.031%, 07/25/2035 (P)	696,276	713,846
Series 2007-A1, Class 5A6,
3.031%, 07/25/2035 (P)	632,978	567,206
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036	837,865	751,822
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF1, Class A1
0.450%, 05/25/2037 (P)	442,896	278,992
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
0.649%, 12/15/2030 (P)	54,730	54,416
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1
0.751%, 07/09/2021 (P) (S)	2,172,066	2,161,407
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.420%, 02/25/2036 (P)	4,765,896	4,132,776
Series 2005-3, Class 4A,
0.460%, 11/25/2035 (P)	1,002,029	933,795
Series 2005-A8, Class A3A2,
0.460%, 08/25/2036 (P)	145,374	136,249
Series 2005-2, Class 1A,
1.760%, 10/25/2035 (P)	968,978	951,700
Series 2003-A2, Class 1A1,
2.482%, 02/25/2033 (P)	162,629	149,589
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2006-3, Class A4,
5.414%, 07/12/2046 (P)	2,400,000	2,759,069
Series 2007-8, Class A3,
5.949%, 08/12/2049 (P)	3,200,000	3,702,915
NCUA Guaranteed Notes Trust
Series 2010-R2, Class 1A,
0.583%, 11/06/2017 (P)	9,189,607	9,209,732

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
NCUA Guaranteed Notes Trust (continued)
Series 2010-R1, Class 1A,
0.663%, 10/07/2020 (P)	$ 3,423,796	$3,436,635
Residential Accredit Loans, Inc.
Series 2007-QO2, Class A1,
0.360%, 02/25/2047 (P)	663,098	367,411
Series 2006-QO6, Class A1,
0.390%, 06/25/2046 (P)	2,792,210	1,274,035
Series 2007-QH4, Class A2,
0.440%, 05/25/2037 (P)	919,785	204,241
Series 2006-QA2, Class 2A1,
5.714%, 02/25/2036 (P)	834,958	512,673
Residential Asset Securitization Trust,
Series 2006-R1, Class A2
0.610%, 01/25/2046 (P)	685,385	306,850
Residential Funding Mortgage
Securities I, Series 2005-SA4,
Class 1A21
3.320%, 09/25/2035 (P)	194,003	157,250
Sequoia Mortgage Trust
Series 2003-4, Class 2A1,
0.561%, 07/20/2033 (P)	246,404	241,934
Series 5, Class A,
0.910%, 10/19/2026 (P)	35,121	34,932
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-1, Class 4A1,
2.775%, 02/25/2034 (P)	196,960	198,636
Series 2005-18, Class 6A1,
2.816%, 09/25/2035 (P)	437,111	388,731
Series 2004-4, Class 3A2,
2.824%, 04/25/2034 (P)	457,081	453,573
Series 2004-12, Class 7A1,
2.894%, 09/25/2034 (P)	481,816	482,629
Structured Asset
Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1,
0.420%, 05/25/2046 (P)	725,560	410,739
Series 2004-AR3, Class 1A2,
0.790%, 07/19/2034 (P)	108,843	106,710
Thornburg Mortgage Securities Trust
Series 2007-2, Class A1,
1.460%, 06/25/2037 (P)	1,105,718	916,388
Series 2007-3, Class 2A1,
1.460%, 06/25/2047 (P)	314,955	278,592
Series 2003-5, Class 1A,
2.822%, 10/25/2043 (P)	1,113,923	1,106,223
Series 2007-2, Class A2A,
5.750%, 06/25/2037 (P)	1,136,076	1,115,321
Series 2007-2, Class A3A,
5.750%, 06/25/2037 (P)	2,376,882	2,393,589
Series 2007-3, Class 3A1,
5.750%, 06/25/2047 (P)	749,676	659,853
Series 2007-3, Class 4A1,
5.750%, 06/25/2047 (P)	804,753	792,950
Wachovia Bank Commercial
Mortgage Trust, Series 2006-C28,
Class A4
5.572%, 10/15/2048	192,000	220,203

The accompanying notes are an integral part of the financial statements.	40
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR6, Class 2A1A,
0.440%, 04/25/2045 (P)		$ 135,924	$127,086
Series 2005-AR2, Class 2A1A,
0.520%, 01/25/2045 (P)		65,676	63,971
Series 2002-AR17, Class 1A,
1.365%, 11/25/2042 (P)		387,489	369,676
Series 2002-AR2, Class A,
2.261%, 02/27/2034 (P)		81,334	82,402
Series 2003-AR5, Class A7,
2.454%, 06/25/2033 (P)		126,907	129,428
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.106%, 07/25/2046 (P)		463,483	226,406
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR11,
Class 1A1
2.661%, 06/25/2035 (P)		2,301,672	2,350,287
			75,553,627
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $137,691,482)		$ 135,988,321

ASSET BACKED SECURITIES - 3.0%
Cayman Islands - 1.1%
Callidus Debt Partners CLO
Fund VII, Ltd.
1.069%, 01/21/2021 (P) (S)		997,889	983,435
Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1l
0.570%, 05/10/2021 (P) (S)		2,100,000	2,040,910
Duane Street CLO, Series 2005-1A,
Class A2 0.562%, 11/08/2017 (P) (S)		723,671	714,092
First CLO, Ltd., Series 2004-2A1,
Class A2 0.620%, 12/14/2016 (P) (S)		30,372	30,337
Franklin CLO, Ltd.
0.568%, 06/15/2018 (P) (S)		1,153,029	1,125,343
Fraser Sullivan CLO, Ltd.,
Series 2006-1A, Class A2
0.568%, 03/15/2020 (P) (S)		4,678,156	4,597,509
Landmark V CDO, Ltd., Series 2005-1A,
Class A1L 0.611%, 06/01/2017 (P) (S)		973,827	965,549
			10,457,175
Ireland - 0.7%
Aquilae CLO PLC, Series 2006-1X,
Class A 1.007%, 01/17/2023 (P)	EUR	3,596,683	4,628,421
Magnolia Funding, Ltd., Series 2010-1A,
Class A1 0.671%, 04/11/2021 (S)		1,413,910	1,785,937
			6,414,358
Luxembourg - 0.1%
Penta CLO SA, Series 2007-1X, Class A1
0.564%, 06/04/2024 (P)		968,307	1,210,410
			1,210,410
Netherlands - 0.6%
Globaldrive BV, Series 2011-AA, Class A
0.860%, 04/20/2019 (P) (S)		1,613,786	2,142,327
Grosvenor Place CLO BV
Series I-X, Class A1,
0.455%, 07/20/2021 (P)		839,880	1,071,861

Global Bond Trust (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Netherlands (continued)
Grosvenor Place CLO BV (continued)
Series I-X, Class A2,
0.789%, 07/20/2021 (P)	GBP	1,493,120	$2,337,850
			5,552,038
United States - 0.5%
Access Group, Inc., Series 2008-1,
Class A 1.615%, 10/27/2025 (P)		$ 1,472,279	1,494,353
Aegis Asset Backed Securities Trust,
Series 2005-4, Class 1A4
0.580%, 10/25/2035 (P)		2,742,851	2,538,424
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
0.790%, 07/25/2032 (P)		6,344	5,480
Amresco Residential Securities,
Series 1999-1, Class A
1.150%, 06/25/2029 (P)		27,650	23,518
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.441%, 12/20/2027 (P)		21,046	15,487
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.910%, 01/25/2032 (P)		9,200	9,167
Home Equity Asset Trust, Series 2002-1,
Class A4 0.810%, 11/25/2032 (P)		1,283	925
Plymouth Rock CLO, Ltd.,
Series 2010-1A, Class A
1.810%, 02/16/2019 (P) (S)		565,820	566,007
Residential Asset Mortgage
Products, Inc. Trust, Series 2002-RS3
0.770%, 06/25/2032 (P)		12,954	11,260
Residential Asset Securities Corp. Trust,
Series 2002-KS4, Class AIIB
0.710%, 07/25/2032 (P)		33,605	25,354
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-NC1, Class A2A
0.260%, 12/25/2036 (P)		65,877	32,633
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020		42,246	47,626
United States Small Business
Administration, Series 2004-10A,
Class 1 4.120%, 03/10/2014		170,171	174,202
			4,944,436
TOTAL ASSET BACKED SECURITIES (Cost $28,196,064)		$ 28,578,417

TERM LOANS (M) - 0.3%
United States - 0.3%
Springleaf Finance Funding Company
5.500%, 05/10/2017		3,500,000	3,477,033
TOTAL TERM LOANS (Cost $3,486,330)		$ 3,477,033

PREFERRED SECURITIES - 0.2%
United States - 0.2%
DG Funding Trust, 0.680% (S)		236	$2,044,309
SLM Corp., 4.212%		9,800	230,986
			2,275,295
TOTAL PREFERRED SECURITIES (Cost $2,611,850)		$ 2,275,295

The accompanying notes are an integral part of the financial statements.	41
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value
ESCROW SHARES - 0.3%
Diversified Banks - 0.3%
Lehman Brothers Holdings, Inc.
5.460%, 12/30/2016 (I)	4,100,000	$948,125
Lehman Brothers Holdings, Inc.
5.625%, 01/24/2013 (I)	4,500,000	1,063,125
Lehman Brothers Holdings, Inc.
6.875%, 05/02/2018 (I)	2,100,000	504,000
		2,515,250
TOTAL ESCROW SHARES (Cost $2,148,476)	$ 2,515,250

OPTIONS PURCHASED - 0.1%
Put Options - 0.1%
Over the Counter Put on 30 Year Interest
Rate Swap. Receive a fixed rate of
3.450% and pay a floating rate based on
3-month LIBOR (Expiration Date:
09/21/2015; Counterparty: Bank of
America NA) (I)	7,000,000	544,089
Over the Counter Put on 30 Year Interest
Rate Swap. Receive a fixed rate of
3.450% and pay a floating rate based on
3-month LIBOR (Expiration Date:
09/21/2015; Counterparty:
Citibank NA) (I)	3,600,000	279,817
		823,906
TOTAL OPTIONS PURCHASED (Cost $862,500)	$ 823,906

SHORT-TERM INVESTMENTS - 3.8%
U.S. Government - 1.3%
U.S. Treasury Bill
0.045%, 02/07/2013 (D) *	$ 543,000	$542,925
0.055%, 03/28/2013 (D) *	832,000	831,732
0.080%, 05/02/2013 (D) (F) *	806,000	805,614
0.095%, 05/30/2013 (D) *	381,000	380,735
0.105%, 06/27/2013 (D) (F) *	213,000	212,790
0.120%, 08/22/2013 (D) (F) *	6,553,000	6,545,717
0.130%, 11/14/2013 (F) *	231,000	230,660
0.135%, 12/12/2013 (D) *	2,550,000	2,546,622
		12,096,795
Commercial Paper - 0.3%
Santander UK PLC 2.22%, 04/02/2013 *	3,000,000	2,983,317
		2,983,317
Repurchase Agreement - 2.2%
Repurchase Agreement with Goldman
Sachs dated 12/31/2012 at 0.280% to be
repurchased at $21,000,327 on
01/02/2013, collateralized by
$19,958,434, Federal National Mortgage
Association, 5.000% due 04/01/2038
(valued at $21,619,936,
including interest)	21,000,000	21,000,000

Global Bond Trust (continued)

		Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at $599,000
on 01/02/2013, collateralized by
$610,000 Federal National Mortgage
Association, 0.625% due 02/22/2016
(valued at $611,366, including interest)		$ 599,000	$599,000
			21,599,000
TOTAL SHORT-TERM INVESTMENTS (Cost $34,023,611)			$ 36,679,112
Total Investments (Global Bond Trust)
(Cost $1,030,659,428) - 109.7%			$ 1,058,012,575
Other assets and liabilities, net - (9.7%)			(93,989,917)
TOTAL NET ASSETS - 100.0%			$ 964,022,658

SALE COMMITMENTS OUTSTANDING - (0.3)%
Federal National Mortgage Association
3.500%, TBA		(3,000,000)	(3,197,813)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(3,194,297))			$ (3,197,813)

High Yield Trust
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 1.9%
Argentina - 0.1%
Republic of Argentina
7.820%, 12/31/2033	EUR	178,667	$142,537
Brazil - 0.6%
Federative Republic of Brazil
10.000%, 01/01/2014 to 01/01/2021	BRL	2,904,000	1,483,006
			1,483,006
Indonesia - 0.3%
Republic of Indonesia
10.250%, 07/15/2022	IDR	4,912,000,000	692,687
Mexico - 0.3%
Government of Mexico, Bond
6.500%, 06/09/2022	MXN	10,860,000	908,993
Venezuela - 0.6%
Republic of Venezuela
Zero Coupon 04/15/2020 (Z)		$ 3,460	105,963
5.750%, 02/26/2016		1,621,000	1,544,003
			1,649,966
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,945,615)			$ 4,877,189

CORPORATE BONDS - 85.0%
Consumer Discretionary - 16.3%
Affinity Gaming LLC
9.000%, 05/15/2018 (S)		610,000	637,450
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022 (L)		240,000	243,600
American Greetings Corp.
7.375%, 12/01/2021		40,000	41,100

The accompanying notes are an integral part of the financial statements.	42
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Bankrate, Inc.
11.750%, 07/15/2015	$ 1,233,000	$1,360,910
Bon-Ton Department Stores, Inc.
10.625%, 07/15/2017 (S)	360,000	350,100
Bossier Casino Venture Holdco, Inc., PIK
14.000%, 02/09/2018 (S)	662,976	604,113
Boyd Gaming Corp.
9.000%, 07/01/2020 (S)	960,000	945,600
9.125%, 12/01/2018	140,000	142,800
Caesars Entertainment
Operating Company, Inc.
8.500%, 02/15/2020	320,000	317,600
10.000%, 12/15/2015	130,000	115,050
10.750%, 02/01/2016	560,000	453,600
11.250%, 06/01/2017	680,000	728,450
Caesars Operating Escrow LLC
9.000%, 02/15/2020 (S)	240,000	240,000
Carmike Cinemas, Inc.
7.375%, 05/15/2019	250,000	270,000
Carrols Restaurant Group, Inc.
11.250%, 05/15/2018 (S)	680,000	744,600
CCM Merger, Inc.
9.125%, 05/01/2019 (S)	710,000	715,325
CCO Holdings LLC
5.250%, 09/30/2022	810,000	820,125
6.500%, 04/30/2021	350,000	377,563
8.125%, 04/30/2020	340,000	380,800
Cengage Learning Acquisitions, Inc.
11.500%, 04/15/2020 (S)	1,390,000	1,198,875
Chrysler Group LLC
8.250%, 06/15/2021	920,000	1,012,000
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022 (S)	750,000	775,825
7.625%, 03/15/2020	540,000	543,350
Continental Rubber of America Corp.
4.500%, 09/15/2019 (S)	1,300,000	1,330,412
CSC Holdings LLC
6.750%, 11/15/2021 (S)	490,000	543,288
CVR Refining LLC
6.500%, 11/01/2022 (S)	520,000	517,400
DISH DBS Corp.
6.750%, 06/01/2021	10,000	11,400
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)	640,000	691,200
Dufry Finance SCA
5.500%, 10/15/2020 (S)	1,230,000	1,273,050
Edcon Pty, Ltd.
9.500%, 03/01/2018 (S)	1,110,000	1,065,600
Empire Today LLC
11.375%, 02/01/2017 (S)	370,000	393,125
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)	3,620,000	2,263
Good Sam Enterprises LLC
11.500%, 12/01/2016	820,000	877,400
Gymboree Corp.
9.125%, 12/01/2018 (L)	1,250,000	1,112,500
HOA Restaurant Group LLC
11.250%, 04/01/2017 (S)	720,000	651,600
Landry’s Holdings II, Inc.
10.250%, 01/01/2018 (S)	380,000	378,100
Landry’s, Inc.
9.375%, 05/01/2020 (S)	630,000	664,650

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Laureate Education, Inc.
9.250%, 09/01/2019 (S)	$ 520,000	$543,400
LBI Media, Inc.
9.250%, 04/15/2019 (S)	780,000	731,250
Mastro’s Restaurants LLC, PIK
12.000%, 06/01/2017 (S)	609,349	633,723
Mohegan Tribal Gaming Authority
10.500%, 12/15/2016 (S)	1,490,000	1,460,200
Monitronics International, Inc.
9.125%, 04/01/2020	1,350,000	1,390,500
Nara Cable Funding, Ltd.
8.875%, 12/01/2018 (S)	1,150,000	1,170,125
NCL Corp., Ltd.
9.500%, 11/15/2018	2,000,000	2,220,000
11.750%, 11/15/2016	900,000	1,017,000
NetFlix, Inc.
8.500%, 11/15/2017	672,000	714,000
New Academy Finance Company LLC,
PIK
8.000%, 06/15/2018 (S)	140,000	141,750
Nielsen Finance LLC
4.500%, 10/01/2020 (S)	250,000	248,750
Ono Finance II PLC
10.875%, 07/15/2019 (S)	840,000	802,200
PH Holding LLC
9.750%, 12/31/2017	510,000	512,907
Service Corp. International
7.500%, 04/01/2027	350,000	376,250
Seven Seas Cruises S. DE R.L. LLC
9.125%, 05/15/2019	990,000	1,046,925
Snoqualmie Entertainment Authority
4.476%, 02/01/2014 (P)(S)	240,000	234,000
Sotheby’s
5.250%, 10/01/2022 (S)	770,000	777,700
Spectrum Brands Escrow Corp.
6.625%, 11/15/2022 (S)	120,000	128,700
Spencer Spirit Holdings, Inc.
11.000%, 05/01/2017 (S)	600,000	643,500
Stewart Enterprises, Inc.
6.500%, 04/15/2019	220,000	235,400
The Bon-Ton Department Stores, Inc.
10.250%, 03/15/2014	130,000	128,700
The Neiman Marcus Group, Inc.
7.125%, 06/01/2028	604,000	600,980
The ServiceMaster Company
8.000%, 02/15/2020	680,000	708,900
Unitymedia Hessen GmbH & Company
KG
5.500%, 01/15/2023 (S)	200,000	206,500
Univision Communications, Inc.
6.750%, 09/15/2022 (S)	660,000	681,450
6.875%, 05/15/2019 (S)	1,360,000	1,414,400
William Lyon Homes, Inc.
8.500%, 11/15/2020 (S)	580,000	603,200
		41,903,234
Consumer Staples - 4.2%
Alliance One International, Inc.
10.000%, 07/15/2016	1,230,000	1,294,575
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)	280,000	277,550
Harmony Foods Corp.
10.000%, 05/01/2016 (S)	330,000	355,575

The accompanying notes are an integral part of the financial statements.	43
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
Hypermarcas SA
6.500%, 04/20/2021 (S)	$ 1,350,000	$1,461,375
NES Rentals Holdings, Inc.
12.250%, 04/15/2015 (S)	780,000	805,350
Post Holdings, Inc.
7.375%, 02/15/2022 (S)	990,000	1,084,669
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019	260,000	270,400
9.875%, 08/15/2019	1,710,000	1,829,700
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	1,260,000	1,143,450
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	2,190,000	2,233,800
		10,756,444
Energy - 20.2%
Access Midstream Partners LP
4.875%, 05/15/2023	650,000	659,750
6.125%, 07/15/2022	800,000	862,000
Adaro Indonesia PT
7.625%, 10/22/2019 (S)	730,000	810,300
Arch Coal, Inc.
7.000%, 06/15/2019 (L)	470,000	437,100
8.750%, 08/01/2016 (L)	520,000	540,800
9.875%, 06/15/2019 (S)	380,000	395,200
Atlas Pipeline Partners LP
6.625%, 10/01/2020 (S)	260,000	269,100
Atwood Oceanics, Inc.
6.500%, 02/01/2020	450,000	483,750
Berry Petroleum Company
6.375%, 09/15/2022	210,000	218,400
Calumet Specialty Products Partners LP
9.375%, 05/01/2019	700,000	759,500
9.625%, 08/01/2020 (S)	380,000	413,250
Carrizo Oil & Gas, Inc.
7.500%, 09/15/2020	390,000	400,725
Chesapeake Energy Corp.
6.125%, 02/15/2021	630,000	653,625
6.625%, 08/15/2020	110,000	117,975
9.500%, 02/15/2015	20,000	22,600
Chesapeake Oilfield Operating LLC
6.625%, 11/15/2019 (S)	700,000	659,750
Cie Generale de Geophysique-Veritas
6.500%, 06/01/2021	200,000	214,000
9.500%, 05/15/2016	1,060,000	1,136,850
Comstock Resources, Inc.
9.500%, 06/15/2020	540,000	580,500
Concho Resources, Inc.
5.500%, 10/01/2022	540,000	569,700
7.000%, 01/15/2021	200,000	223,000
CONSOL Energy, Inc.
8.250%, 04/01/2020	890,000	963,425
Continental Resources, Inc.
5.000%, 09/15/2022	650,000	700,375
Corral Petroleum Holdings AB, PIK
15.000%, 12/31/2017 (S)	1,138,025	914,517
Crosstex Energy LP
7.125%, 06/01/2022 (S)	330,000	344,025
8.875%, 02/15/2018	750,000	810,000
Encore Acquisition Company
9.500%, 05/01/2016	1,000,000	1,075,000
Energy Future Intermediate
Holding Company LLC
6.875%, 08/15/2017 (S)	1,160,000	1,235,400

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Energy Future Intermediate Holding
Company LLC (continued)
10.000%, 12/01/2020	$ 893,000	$1,006,858
11.750%, 03/01/2022 (S)	1,420,000	1,576,200
Energy Transfer Equity LP
7.500%, 10/15/2020	435,000	502,425
Enterprise Products Operating LLC
(7.034% to 01/15/2018, then higher of
7.034% or 3 month LIBOR + 2.680%)
01/15/2068	1,165,000	1,333,925
EPE Holdings LLC
8.125%, 12/15/2017 (S)	550,000	545,188
EXCO Resources, Inc.
7.500%, 09/15/2018	760,000	737,200
First Wind Capital LLC
10.250%, 06/01/2018 (S)	950,000	976,125
Gulfmark Offshore, Inc.
6.375%, 03/15/2022 (S)	610,000	628,300
Halcon Resources Corp.
8.875%, 05/15/2021 (S)	490,000	519,400
9.750%, 07/15/2020 (S)	760,000	820,800
Hercules Offshore, Inc.
7.125%, 04/01/2017 (S)	220,000	230,450
10.500%, 10/15/2017 (S)	2,065,000	2,225,038
Hiland Partners LP
7.250%, 10/01/2020 (S)	280,000	299,600
Key Energy Services, Inc.
6.750%, 03/01/2021 (S)	200,000	199,000
6.750%, 03/01/2021	580,000	580,000
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	710,000	782,775
Magnum Hunter Resources Corp.
9.750%, 05/15/2020 (S)	970,000	1,006,375
MarkWest Energy Partners LP
6.250%, 06/15/2022	30,000	33,000
6.500%, 08/15/2021	810,000	884,925
6.750%, 11/01/2020	440,000	482,900
MEG Energy Corp.
6.375%, 01/30/2023 (S)	1,020,000	1,063,350
6.500%, 03/15/2021 (S)	450,000	473,625
Milagro Oil & Gas, Inc.
10.500%, 05/15/2016	810,000	599,400
Offshore Group Investments, Ltd.
11.500%, 08/01/2015	356,000	388,040
Oil States International, Inc.
5.125%, 01/15/2023 (S)	590,000	598,113
6.500%, 06/01/2019	560,000	596,400
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018 (H)	1,560,000	553,800
8.750%, 12/01/2013 (H)	260,000	92,300
Pacific Drilling V, Ltd.
7.250%, 12/01/2017 (S)	590,000	612,125
Pan American Energy LLC
7.875%, 05/07/2021	429,000	370,013
Parker Drilling Company
9.125%, 04/01/2018	630,000	672,525
Peabody Energy Corp.
6.500%, 09/15/2020	500,000	536,250
7.875%, 11/01/2026	350,000	378,000
Petroleum Geo-Services ASA
7.375%, 12/15/2018 (S)	360,000	388,800
Pioneer Energy Services Corp.
9.875%, 03/15/2018	110,000	119,625

The accompanying notes are an integral part of the financial statements.	44
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Plains Exploration & Production Company
6.125%, 06/15/2019		$ 320,000	$348,800
6.500%, 11/15/2020		640,000	708,800
6.750%, 02/01/2022		680,000	763,300
8.625%, 10/15/2019		280,000	318,500
QEP Resources, Inc.
5.375%, 10/01/2022		400,000	429,000
Quicksilver Resources, Inc.
11.750%, 01/01/2016		2,100,000	2,073,750
Range Resources Corp.
5.000%, 08/15/2022		380,000	397,100
5.750%, 06/01/2021		140,000	149,800
Regency Energy Partners LP
5.500%, 04/15/2023		220,000	234,850
6.875%, 12/01/2018		90,000	98,100
Samson Investment Company
9.750%, 02/15/2020 (S)		1,600,000	1,692,000
SandRidge Energy, Inc.
7.500%, 03/15/2021 to 02/15/2023		750,000	802,500
SESI LLC
7.125%, 12/15/2021		740,000	823,250
Shelf Drilling Holdings, Ltd.
8.625%, 11/01/2018 (S)		470,000	481,750
Sidewinder Drilling, Inc.
9.750%, 11/15/2019 (S)		290,000	291,450
Targa Resources Partners LP
5.250%, 05/01/2023 (S)		110,000	113,850
6.375%, 08/01/2022 (S)		530,000	577,700
Teekay Corp.
8.500%, 01/15/2020		1,030,000	1,086,650
Tesoro Logistics LP
5.875%, 10/01/2020 (S)		500,000	518,750
Xinergy Corp.
9.250%, 05/15/2019 (S)		1,110,000	643,800
			51,837,167
Financials - 6.3%
A-S Co-Issuer Subsidiary, Inc.
7.875%, 12/15/2020 (S)		330,000	330,000
Algeco Scotsman Global Finance PLC
10.750%, 10/15/2019 (S)		650,000	640,250
Ally Financial, Inc.
5.500%, 02/15/2017		220,000	235,279
Ashton Woods USA LLC
11.000%, 06/30/2015 (S)		583,400	577,566
Bank of America Corp.
6.500%, 08/01/2016		340,000	392,516
Barclays Bank PLC
10.179%, 06/12/2021 (S)		880,000	1,198,050
BBVA US Senior SAU
4.664%, 10/09/2015		370,000	379,338
CIT Group, Inc.
4.250%, 08/15/2017		560,000	576,463
5.500%, 02/15/2019 (S)		40,000	43,600
Credit Agricole SA (8.375% to
10/13/2019, then 3 month
LIBOR + 6.982%)
10/13/2019 (Q)(S)		460,000	487,600
GMAC International Finance BV
7.500%, 04/21/2015	EUR	530,000	765,334
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month LIBOR + 2.280%)
04/30/2022		$ 177,000	178,549

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
International Lease Finance Corp.
8.250%, 12/15/2020	$ 1,260,000	$1,502,550
8.625%, 01/15/2022 (L)	1,000,000	1,235,000
Intesa Sanpaolo SpA
3.625%, 08/12/2015 (S)	720,000	720,372
Legend Acquisition Sub, Inc.
10.750%, 08/15/2020 (S)	270,000	244,350
Liberty Mutual Group, Inc.
7.800%, 03/15/2037 (S)	430,000	478,375
Nationstar Mortgage LLC
7.875%, 10/01/2020 (S)	580,000	611,900
Omega Healthcare Investors. Inc.
5.875%, 03/15/2024	370,000	392,200
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	1,070,000	1,447,175
Rivers Pittsburgh Borrower LP
9.500%, 06/15/2019 (S)	180,000	195,300
Royal Bank of Scotland Group PLC
5.000%, 10/01/2014	210,000	215,777
Societe Generale SA (3 month
LIBOR + 0.750% to 04/05/2017, then
3 month LIBOR + 1.750%)
04/05/2017 (Q)(S)	930,000	505,511
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)	480,000	508,800
Taylor Morrison Communities, Inc.
7.750%, 04/15/2020 (S)	1,390,000	1,473,400
The Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)	720,000	727,200
		16,062,455
Health Care - 3.9%
Acadia Healthcare Company, Inc.
12.875%, 11/01/2018	600,000	726,000
American Renal Holdings Company, Inc.
8.375%, 05/15/2018	230,000	242,075
Community Health Systems, Inc.
5.125%, 08/15/2018	160,000	166,800
7.125%, 07/15/2020	720,000	768,600
CRC Health Corp.
10.750%, 02/01/2016	1,780,000	1,735,500
DJO Finance LLC
9.875%, 04/15/2018 (S)	410,000	423,325
ExamWorks Group, Inc.
9.000%, 07/15/2019	470,000	502,900
Fresenius Medical Care
US Finance II, Inc.
5.875%, 01/31/2022 (S)	30,000	32,550
Fresenius Medical Care US Finance, Inc.
6.500%, 09/15/2018 (S)	400,000	447,000
HCA Holdings, Inc.
6.250%, 02/15/2021	160,000	164,000
HCA, Inc.
5.875%, 03/15/2022	410,000	445,875
7.250%, 09/15/2020	310,000	343,325
8.500%, 04/15/2019	490,000	546,350
Hologic, Inc.
6.250%, 08/01/2020 (S)	350,000	377,125
INC Research LLC
11.500%, 07/15/2019 (S)	260,000	269,100

The accompanying notes are an integral part of the financial statements.	45
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health Care (continued)
Pharmaceutical Product Development, Inc.
9.500%, 12/01/2019 (S)		$ 270,000	$306,450
Physiotherapy Associates Holdings, Inc.
11.875%, 05/01/2019 (S)		210,000	186,900
Tenet Healthcare Corp.
4.750%, 06/01/2020 (S)		1,120,000	1,136,800
10.000%, 05/01/2018		230,000	261,625
Valeant Pharmaceuticals International
6.375%, 10/15/2020 (S)		510,000	546,975
Vanguard Health Holding
Company II LLC
8.000%, 02/01/2018		100,000	103,500
VPI Escrow Corp.
6.375%, 10/15/2020 (S)		250,000	268,125
			10,000,900
Industrials - 12.2%
Aguila 3 SA
7.875%, 01/31/2018 (S)		390,000	413,400
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 01/31/2018 (S)		393,689	407,468
American Reprographics Company
10.500%, 12/15/2016		1,090,000	1,070,925
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)	EUR	290,000	416,662
9.125%, 10/15/2020 (S)		$ 1,190,000	1,296,000
Ashtead Capital, Inc.
6.500%, 07/15/2022 (S)		670,000	726,950
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (S)		780,000	772,200
Belden, Inc.
5.500%, 09/01/2022 (S)		580,000	595,950
Beverage Packaging Holdings
Luxembourg II SA
9.500%, 06/15/2017 (S)	EUR	1,180,000	1,619,844
Cleaver-Brooks, Inc.
8.750%, 12/15/2019 (S)		$ 220,000	227,150
CMA CGM SA
8.500%, 04/15/2017 (S)		1,480,000	1,180,300
Continental Airlines 2001-1 Class B Pass
Through Trust
7.373%, 12/15/2015		199,443	211,909
Continental Airlines 2007-1 Class B Pass
Through Trust
6.903%, 04/19/2022		122,722	131,312
Continental Airlines 2007-1 Class C Pass
Through Trust
7.339%, 04/19/2014		730,646	759,872
Continental Airlines 2012-2 Class B Pass
Thru Certificates
5.500%, 10/29/2020		80,000	83,600
Continental Airlines 2012-3 Class C Pass
Thru Certificates
6.125%, 04/29/2018 (S)		350,000	352,625
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022		723,889	808,005
Delta Air Lines 2009-1 Series B Pass
Through Trust
9.750%, 12/17/2016		513,826	575,485
Delta Air Lines 2012-1 Class B Pass
Through Trust
6.875%, 05/07/2019 (S)		490,000	518,175

High Yield Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Dematic SA
7.750%, 12/15/2020 (S)		$ 1,020,000	$1,020,000
8.750%, 05/01/2016 (S)		1,330,000	1,421,438
Ducommun, Inc.
9.750%, 07/15/2018		540,000	580,500
Florida East Coast Holdings Corp., PIK
10.500%, 08/01/2017		1,442,519	1,428,094
H&E Equipment Services, Inc.
7.000%, 09/01/2022 (S)		690,000	734,850
Hapag-Lloyd AG
9.750%, 10/15/2017 (S)(L)		760,000	763,800
Hertz Holdings Netherlands BV
8.500%, 07/31/2015 (S)	EUR	360,000	510,821
Horizon Lines LLC
11.000%, 10/15/2016		$ 471,000	466,290
13.000%, 10/15/2016		730,865	655,951
International Wire Group Holdings, Inc.
8.500%, 10/15/2017 (S)		530,000	535,300
JM Huber Corp.
9.875%, 11/01/2019 (S)		410,000	455,100
Kloeckner Pentaplast GmbH & Company
11.625%, 07/15/2017 (S)	EUR	220,000	322,332
Kloeckner Pentaplast GMBH & Company
KG
11.625%, 07/15/2017		180,000	263,726
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017		$ 1,360,000	1,492,600
Mirror PIK SA
9.000%, 11/01/2016 (S)		490,000	494,900
Navios Maritime Acquisition Corp.
8.625%, 11/01/2017		1,170,000	1,096,875
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		932,000	1,034,520
ServiceMaster Company
7.000%, 08/15/2020 (S)		330,000	330,825
Silver II Borrower
7.750%, 12/15/2020 (S)		370,000	382,950
syncreon Global Ireland, Ltd.
9.500%, 05/01/2018 (S)		1,510,000	1,570,400
TransUnion Holding Company, Inc.
9.625%, 06/15/2018		690,000	729,675
TransUnion Holding Company, Inc., PIK
8.125%, 06/15/2018 (S)		260,000	268,450
UR Merger Sub Corp.
7.625%, 04/15/2022 (S)		802,000	896,235
Wyle Services Corp.
10.500%, 04/01/2018 (S)		1,585,000	1,695,950
			31,319,414
Information Technology - 1.7%
313 Group, Inc.
6.375%, 12/01/2019 (S)		660,000	654,225
Advanced Micro Devices, Inc.
7.500%, 08/15/2022 (S)		160,000	131,600
CyrusOne LP
6.375%, 11/15/2022 (S)		570,000	594,225
First Data Corp.
6.750%, 11/01/2020 (S)		1,030,000	1,040,300
9.875%, 09/24/2015		100,000	102,000
10.550%, 09/24/2015		321,837	329,481
12.625%, 01/15/2021		120,000	126,300
Global Generations Merger Sub, Inc.
11.000%, 12/15/2020 (S)		520,000	529,100

The accompanying notes are an integral part of the financial statements.	46
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information Technology (continued)
NXP BV
9.750%, 08/01/2018 (S)		$ 224,000	$259,560
Zayo Group LLC
8.125%, 01/01/2020		480,000	534,000
			4,300,791
Materials - 8.5%
Appleton Papers, Inc.
10.500%, 06/15/2015 (S)		370,000	392,200
11.250%, 12/15/2015		1,375,000	1,485,000
ArcelorMittal
5.000%, 02/25/2017		350,000	353,183
6.000%, 03/01/2021		700,000	697,371
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)		240,000	260,700
Boise Cascade LLC
6.375%, 11/01/2020 (S)		250,000	257,500
Building Materials Corp. of America
6.750%, 05/01/2021 (S)		420,000	464,100
7.000%, 02/15/2020 (S)		80,000	87,200
Cemex SAB de CV 9.000%, 01/11/2018		200,000	216,500
Evraz Group SA
6.750%, 04/27/2018 (S)		1,200,000	1,236,000
9.500%, 04/24/2018		100,000	114,000
Fibria Overseas Finance, Ltd.
6.750%, 03/03/2021 (S)		210,000	232,575
FMG Resources August 2006 Pty, Ltd.
6.000%, 04/01/2017 (S)		390,000	397,800
6.375%, 02/01/2016 (S)		320,000	331,200
6.875%, 02/01/2018 (S)		760,000	784,700
8.250%, 11/01/2019 (S)		1,060,000	1,128,900
Global Brass and Copper, Inc.
9.500%, 06/01/2019 (S)		570,000	617,025
JW Aluminum Company
11.500%, 11/15/2017 (S)		860,000	834,200
Kerling PLC 10.625%, 02/01/2017 (S)	EUR	553,000	700,735
LyondellBasell Industries NV
6.000%, 11/15/2021		$ 1,280,000	1,500,800
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)		1,950,000	1,150,500
Mirabela Nickel, Ltd.
8.750%, 04/15/2018 (S)		450,000	387,000
Molycorp, Inc. 10.000%, 06/01/2020 (S)		760,000	706,800
Nufarm Australia, Ltd.
6.375%, 10/15/2019 (S)		260,000	271,700
Prince Mineral Holding Corp.
11.500%, 12/15/2019 (S)		390,000	403,650
Rain CII Carbon LLC
8.250%, 01/15/2021 (S)		200,000	204,500
Ryerson, Inc.
9.000%, 10/15/2017 (S)		1,030,000	1,050,600
11.250%, 10/15/2018 (S)		260,000	239,200
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (S)		90,000	88,875
8.375%, 06/15/2019 (S)		1,040,000	1,136,200
Steel Dynamics, Inc.
6.125%, 08/15/2019 (S)		340,000	360,400
Thompson Creek Metals Company, Inc.
9.750%, 12/01/2017		740,000	784,400
12.500%, 05/01/2019		660,000	638,550
Vedanta Resources PLC
6.750%, 06/07/2016 (S)		710,000	747,275
8.750%, 01/15/2014 (S)		570,000	598,500

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Verso Paper Holdings LLC
11.750%, 01/15/2019	$ 897,000	$844,270
		21,704,109
Telecommunication Services - 7.8%
Axtel SAB de CV
7.625%, 02/01/2017 (S)	1,160,000	603,200
9.000%, 09/22/2019	98,000	51,940
Cogent Communications Group, Inc.
8.375%, 02/15/2018 (S)	850,000	932,875
Cricket Communications, Inc.
7.750%, 05/15/2016	120,000	127,050
Intelsat Jackson Holdings SA
7.250%, 04/01/2019	500,000	537,500
7.250%, 10/15/2020 (S)	1,740,000	1,887,900
Level 3 Financing, Inc.
8.625%, 07/15/2020	740,000	821,400
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	620,000	671,150
Sprint Capital Corp.
6.875%, 11/15/2028	540,000	561,600
8.750%, 03/15/2032	1,955,000	2,389,988
Sprint Nextel Corp.
6.000%, 11/15/2022	540,000	554,850
7.000%, 08/15/2020	380,000	415,150
9.000%, 11/15/2018 (S)	1,820,000	2,247,700
TW Telecom Holdings, Inc.
5.375%, 10/01/2022 (S)	410,000	429,475
UPC Holding BV
9.875%, 04/15/2018 (S)	210,000	237,300
UPCB Finance III, Ltd.
6.625%, 07/01/2020 (S)	350,000	374,938
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)	290,000	319,000
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	810,000	876,825
Vimpel Communications
8.250%, 05/23/2016	1,247,000	1,407,614
VimpelCom Holdings BV
7.504%, 03/01/2022 (S)	460,000	527,275
Wind Acquisition Holdings Finance SA,
PIK
12.250%, 07/15/2017 (S)	2,712,868	2,767,125
Windstream Corp.
7.500%, 06/01/2022 to 04/01/2023	1,230,000	1,299,375
		20,041,230
Utilities - 3.9%
Atlantic Power Corp.
9.000%, 11/15/2018	580,000	606,100
Foresight Energy LLC
9.625%, 08/15/2017 (S)	1,260,000	1,348,200
GenOn REMA LLC
9.237%, 07/02/2017	455,093	501,740
9.681%, 07/02/2026	510,000	548,250
Midwest Generation LLC, Series B
8.560%, 01/02/2016 (H)	712,828	691,443
Mirant Mid Atlantic LLC
9.125%, 06/30/2017	563,108	613,788
10.060%, 12/30/2028	1,627,072	1,842,659
PPL Ironwood LLC
8.857%, 11/30/2025	695,600	815,591
Red Oak Power LLC
9.200%, 11/30/2029	1,030,000	1,138,150

The accompanying notes are an integral part of the financial statements.	47
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Suburban Propane Partners LP
7.375%, 03/15/2020	$ 599,000		$648,418
The AES Corp.
7.750%, 10/15/2015		190,000	213,275
9.750%, 04/15/2016		990,000	1,183,050
			10,150,664
TOTAL CORPORATE BONDS (Cost $214,801,936)		$ 218,076,408

CAPITAL PREFERRED SECURITIES - 1.4%
Financials - 1.4%
ING Capital Funding Trust III
3.911%, 03/31/2013 (P)(Q)		220,000	208,862
Santander Finance Preferred SA
Unipersonal (10.500% until 09/29/2014,
then 3 month LIBOR + 7.673%)
09/29/2014 (Q)		2,490,000	2,614,769
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month
LIBOR + 2.000%)
12/15/2065 (S)		740,000	791,800
			3,615,431
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $3,734,071)		$ 3,615,431

CONVERTIBLE BONDS - 0.2%
Consumer Discretionary - 0.0%
Mood Media Corp.
10.000%, 10/31/2015	CAD	28,000	28,400
Materials - 0.2%
Hercules, Inc.
6.500%, 06/30/2029		$ 460,000	384,965
TOTAL CONVERTIBLE BONDS (Cost $395,493)		$ 413,365

TERM LOANS (M) - 2.6%
Consumer Discretionary - 0.8%
Equinox Fitness Clubs,
TBD 05/16/2020 (T)		630,000	630,000
Stockbridge SBE Holdings LLC
13.000%, 05/02/2017		1,360,000	1,356,600
			1,986,600
Consumer Staples - 0.1%
Advancepierre Foods
9.500%, 10/10/2017		270,000	274,388
Energy - 0.4%
Chesapeake Energy Corp.
5.750%, 12/01/2017		500,000	500,347
FTS International, Inc.,
TBD 05/06/2016 (T)		560,000	464,100
			964,447
Health Care - 0.1%
Immucor, Inc.
5.750%, 08/17/2018		306,137	309,389
Industrials - 0.5%
Intelligrated, Inc.
10.500%, 12/31/2019		1,070,000	1,086,050
Trico Shipping AS
2.800%, 05/13/2014		62,197	60,642

High Yield Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Industrials (continued)
Trico Shipping AS (continued)
10.000%, 05/13/2014	$ 176,630	$175,747
		1,322,439
Information Technology - 0.2%
CompuCom Systems
10.250%, 10/02/2019	630,000	625,275
Materials - 0.2%
Kronos, Inc.
9.750%, 04/30/2020	510,000	510,000
Telecommunication Services - 0.3%
Vodafone Group PLC, PIK
6.875%, 08/11/2015	703,120	722,455
TOTAL TERM LOANS (Cost $6,560,045)	$ 6,714,993

COMMON STOCKS - 5.3%
Consumer Discretionary - 1.5%
Bossier Casino Venture Holdco, Inc. (S)	43,365	$86,730
Canadian Satellite Radio Holdings, Inc.	389,667	2,428,808
Charter
Communications, Inc., Class A (I)(L)	17,025	1,297,986
PB Investors II LLC	127,402	1
Tropicana Entertainment LLC	7,500	33,750
Vertis Holdings, Inc.	69,391	0
		3,847,275
Financials - 2.8%
Citigroup, Inc.	32,113	1,270,374
KCAD Holdings I, Ltd.	165,553,563	1,754,868
Realogy Holdings Corp.	107,123	4,235,571
		7,260,813
Industrials - 0.8%
DeepOcean Group Holdings AS	83,286	1,332,576
Horizon Lines, Inc. (I)	373,764	560,646
Nortek, Inc. (I)	3,095	205,033
		2,098,255
Materials - 0.2%
LyondellBasell Industries NV, Class A	5,860	334,547
Telecommunication Services - 0.0%
Maxcom Telecomunicaciones SAB
de CV, ADR (I)	13,302	27,269
Viatel Holdings Bermuda, Ltd. (I)	38	10
		27,279
TOTAL COMMON STOCKS (Cost $13,402,914)	$ 13,568,169

PREFERRED SECURITIES - 1.8%
Financials - 1.8%
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	31,275	$872,573
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	133,112	3,547,435
Goldman Sachs Group, Inc., 5.950%	12,467	311,426
		4,731,434
TOTAL PREFERRED SECURITIES (Cost $4,378,080)	$ 4,731,434

The accompanying notes are an integral part of the financial statements.	48
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (I)	3,000,000	$19,500
9.875%, 03/01/2049 (I)	2,050,000	13,325
10.250%, 11/01/2049 (I)	1,025,000	6,663
Mood Media Corp.
(I)	58,550	0
SuperMedia, Inc.
8.000%, 11/15/2016 (I)	3,162,000	55,335
		94,823
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$ 94,823

WARRANTS - 0.3%
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $51.28) (I)	6,978	190,151
Mood Media Corp. (Expiration Date:
05/06/2016; Strike Price $3.50) (I)	66,933	18,708
SemGroup Corp., Class A (Expiration
Date: 11/30/2014; Strike
Price $25.00) (I)	35,326	524,591
TOTAL WARRANTS (Cost $20,934)		$ 733,450

OPTIONS PURCHASED - 0.1%
Put Options - 0.1%
Over the Counter USD Purchased Options
on 5 Year Credit Default Swaption
(Expiration Date: 02/20/2013; Strike
Price: $99; Counterparty: JPMorgan
Securities, Inc.) (I)	11,600,000	153,006
Over the Counter USD Purchased Options
on 5 Year Credit Default Swaption
(Expiration Date: 03/20/2013; Strike
Price: $100; Counterparty: JPMorgan
Securities, Inc.) (I)	6,760,000	157,185
		310,191
TOTAL OPTIONS PURCHASED (Cost $202,904)		$ 310,191

SECURITIES LENDING COLLATERAL - 1.9%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	491,354	$4,917,178
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,916,975)		$ 4,917,178
Total Investments (High Yield Trust)
(Cost $253,799,798) - 100.5%		$ 258,052,631
Other assets and liabilities, net - (0.5%)		(1,402,190)
TOTAL NET ASSETS - 100.0%		$ 256,650,441

Income Trust
	Shares or Principal Amount	Value

CORPORATE BONDS - 37.5%
Consumer Discretionary - 6.1%
Academy, Ltd. 9.250%, 08/01/2019 (S)	$ 400,000	$444,000
Cablevision Systems Corp.
7.750%, 04/15/2018	2,000,000	2,225,000
8.000%, 04/15/2020	1,800,000	2,027,250

Income Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Caesars Entertainment
Operating Company, Inc.
8.500%, 02/15/2020	$ 1,200,000		$1,191,000
11.250%, 06/01/2017		450,000	482,063
CCO Holdings LLC 6.500%, 04/30/2021		1,000,000	1,078,750
Chrysler Group LLC 8.000%, 06/15/2019		3,000,000	3,270,000
CityCenter Holdings LLC
7.625%, 01/15/2016		700,000	749,000
CityCenter Holdings LLC, PIK
10.750%, 01/15/2017		1,416,558	1,536,965
Clear Channel Communications, Inc.
9.000%, 12/15/2019 (S)		1,019,000	932,385
9.000%, 03/01/2021		1,000,000	892,500
CSC Holdings LLC
6.750%, 11/15/2021 (S)		2,700,000	2,993,625
KB Home 7.500%, 09/15/2022		700,000	763,000
Landry’s, Inc. 9.375%, 05/01/2020 (S)		2,000,000	2,110,000
Laureate Education, Inc.
9.250%, 09/01/2019 (S)		500,000	522,500
MGM Resorts International
6.750%, 10/01/2020 (S)		400,000	408,500
10.000%, 11/01/2016		1,500,000	1,736,250
Visant Corp. 10.000%, 10/01/2017		1,900,000	1,705,250
			25,068,038
Consumer Staples - 2.7%
Boparan Finance PLC
9.750%, 04/30/2018 (S)	EUR	700,000	1,040,385
9.875%, 04/30/2018 (S)	GBP	750,000	1,376,721
Ceridian Corp. 11.250%, 11/15/2015		$ 1,000,000	1,000,000
Dean Foods Company 9.750%, 12/15/2018		900,000	1,035,000
JBS USA LLC
8.250%, 02/01/2020 (S)		700,000	742,000
11.625%, 05/01/2014		1,000,000	1,117,500
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020 (S)		900,000	929,250
7.875%, 08/15/2019		300,000	333,750
9.875%, 08/15/2019		1,500,000	1,605,000
SUPERVALU, Inc. 8.000%, 05/01/2016		1,300,000	1,238,250
US Foodservice 8.500%, 06/30/2019 (S)		800,000	816,000
			11,233,856
Energy - 5.9%
Antero Resources Finance Corp.
7.250%, 08/01/2019		300,000	327,000
9.375%, 12/01/2017		750,000	823,125
Arch Coal, Inc. 7.000%, 06/15/2019 (L)		750,000	697,500
Bill Barrett Corp. 7.000%, 10/15/2022		500,000	515,000
Chesapeake Energy Corp.
6.875%, 08/15/2018 to 11/15/2020		1,900,000	2,013,125
7.250%, 12/15/2018		2,000,000	2,180,000
CONSOL Energy, Inc. 8.250%, 04/01/2020		1,400,000	1,515,500
El Paso Corp. 7.750%, 01/15/2032		300,000	351,789
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017		1,000,000	1,142,500
EP Energy LLC 9.375%, 05/01/2020		1,000,000	1,127,500
Expro Finance Luxembourg SCA
8.500%, 12/15/2016 (S)		613,000	640,585
Linn Energy LLC 8.625%, 04/15/2020		1,700,000	1,853,000
Offshore Group Investment, Ltd.
7.500%, 11/01/2019 (S)		2,200,000	2,222,000
Peabody Energy Corp. 6.250%, 11/15/2021		500,000	531,250
Sabine Pass LNG LP 7.500%, 11/30/2016		800,000	882,000

The accompanying notes are an integral part of the financial statements.	49
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Samson Investment Company
9.750%, 02/15/2020 (S)	$ 1,800,000	$1,903,500
SandRidge Energy, Inc.
8.000%, 06/01/2018 (S)	3,000,000	3,180,000
9.875%, 05/15/2016	1,200,000	1,293,000
W&T Offshore, Inc. 8.500%, 06/15/2019	1,200,000	1,290,000
		24,488,374
Financials - 3.5%
Bank of America Corp., (8.125% to
05/15/2018, then 3 month
LIBOR + 3.640%)
05/15/2018 (Q)	1,500,000	1,660,890
E*Trade Financial Corp.
6.000%, 11/15/2017	500,000	511,250
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	7,500,000	8,497,575
Nationstar Mortgage LLC
9.625%, 05/01/2019 (S)	2,000,000	2,250,000
Nuveen Investments Inc
9.500%, 10/15/2020 (S)	1,800,000	1,791,000
		14,710,715
Health Care - 4.5%
Grifols, Inc. 8.250%, 02/01/2018	600,000	660,750
HCA, Inc.
6.500%, 02/15/2016 to 02/15/2020	3,500,000	3,855,000
7.500%, 02/15/2022	1,200,000	1,374,000
8.000%, 10/01/2018	3,000,000	3,472,500
Tenet Healthcare Corp.
8.000%, 08/01/2020	953,000	1,026,262
9.250%, 02/01/2015	3,500,000	3,928,750
10.000%, 05/01/2018	3,250,000	3,696,875
Vanguard Health Holding Company II LLC
7.750%, 02/01/2019	500,000	517,500
		18,531,637
Industrials - 2.2%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)	1,200,000	1,128,000
CEVA Group PLC
8.375%, 12/01/2017 (S)	1,000,000	985,000
11.500%, 04/01/2018 (S)	2,200,000	1,837,000
12.750%, 03/31/2020 (S)	1,500,000	1,095,000
Navistar International Corp.
8.250%, 11/01/2021 (L)	1,100,000	1,061,500
RBS Global, Inc. 8.500%, 05/01/2018	1,200,000	1,300,500
The Manitowoc Company, Inc.
9.500%, 02/15/2018	500,000	556,250
United Rentals North America, Inc.
8.375%, 09/15/2020	900,000	996,750
		8,960,000
Information Technology - 5.2%
CDW LLC
8.500%, 04/01/2019	2,500,000	2,706,250
12.535%, 10/12/2017	646,000	690,413
First Data Corp.
8.250%, 01/15/2021 (S)	2,500,000	2,500,000
9.875%, 09/24/2015	199,000	202,980
10.550%, 09/24/2015	1,000,000	1,023,750
11.250%, 03/31/2016	4,400,000	4,312,000
12.625%, 01/15/2021	3,050,000	3,210,125

Income Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information Technology (continued)
First Data Corp., PIK
8.750%, 01/15/2022 (S)	$ 1,504,000		$1,537,840
Freescale Semiconductor, Inc.
8.050%, 02/01/2020		2,000,000	1,990,000
10.125%, 12/15/2016		979,000	1,008,370
10.750%, 08/01/2020		1,676,000	1,797,510
Infor US, Inc. 9.375%, 04/01/2019		200,000	224,500
SRA International, Inc.
11.000%, 10/01/2019		300,000	306,000
			21,509,738
Materials - 3.0%
Algeco Scotsman Global Finance PLC
8.500%, 10/15/2018 (S)		1,000,000	1,035,000
Berry Plastics Corp. 9.750%, 01/15/2021		700,000	806,750
Cemex SAB de CV
9.000%, 01/11/2018 (S)		3,000,000	3,247,500
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 (S)		1,000,000	1,032,500
7.000%, 11/01/2015 (S)		500,000	525,000
Ineos Finance PLC 8.375%, 02/15/2019 (S)		700,000	754,250
INEOS Group Holdings PLC
7.875%, 02/15/2016 (S)	EUR	1,650,000	2,159,407
Inmet Mining Corp.
8.750%, 06/01/2020 (S)	$ 900,000		983,250
Orion Engineered Carbons Bondco GmbH
10.000%, 06/15/2018 (S)	EUR	1,350,000	1,969,037
			12,512,694
Telecommunication Services - 2.6%
Cricket Communications, Inc.
7.750%, 10/15/2020 (L)	$ 2,300,000		2,346,000
Frontier Communications Corp.
8.500%, 04/15/2020		500,000	575,000
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)		3,000,000	3,705,000
11.500%, 11/15/2021		1,500,000	2,040,000
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)		1,000,000	1,100,000
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)		1,000,000	1,082,500
			10,848,500
Utilities - 1.8%
Calpine Corp.
7.500%, 02/15/2021 (S)		900,000	994,500
7.875%, 07/31/2020 (S)		720,000	808,200
GenOn Energy, Inc.
7.625%, 06/15/2014		900,000	960,750
7.875%, 06/15/2017		400,000	442,000
Intergen NV 9.000%, 06/30/2017 (S)		1,000,000	895,000
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (L)(S)		750,000	586,875
Texas Competitive Electric Holdings
Company LLC, PIK
10.500%, 11/01/2016		175,037	34,351
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015		9,000,000	2,610,000
			7,331,676
TOTAL CORPORATE BONDS (Cost $146,414,398)		$ 155,195,228

The accompanying notes are an integral part of the financial statements.	50
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS - 1.2%
Consumer Discretionary - 0.5%
Volkswagen International Finance Nv
5.500%, 11/09/2015 (S)	$ 1,500,000	$2,166,772
Financials - 0.1%
Forest City Enterprises, Inc.
4.250%, 08/15/2018	$ 487,000	512,263
Materials - 0.6%
Cemex SAB de CV
3.250%, 03/15/2016	1,350,000	1,530,563
3.750%, 03/15/2018	805,000	914,681
		2,445,244
TOTAL CONVERTIBLE BONDS (Cost $4,562,502)	$ 5,124,279

TERM LOANS (M) - 4.3%
Consumer Discretionary - 0.7%
Clear Channel Communications, Inc.
3.862%, 01/29/2016	3,400,769	2,814,137
SuperMedia, Inc., PIK
11.000%, 12/31/2015	419,840	299,136
		3,113,273
Industrials - 0.4%
Navistar, Inc.
7.000%, 08/17/2017	1,100,000	1,103,666
US Investigations Services, Inc.
2.961%, 02/21/2015	678,902	627,984
		1,731,650
Information Technology - 0.9%
First Data Corp.
4.211%, 03/23/2018	1,584,873	1,507,390
5.211%, 03/24/2017	1,367,115	1,342,336
SRA International, Inc.
6.500%, 07/20/2018	817,143	777,307
		3,627,033
Utilities - 2.3%
Dynegy Midwest Generation LLC
9.250%, 08/04/2016	603,955	626,302
Dynegy Power LLC
9.250%, 08/04/2016	989,016	1,031,402
Texas Competitive Electric Holdings
Company LLC
4.746%, 10/10/2017	11,493,117	7,696,286
		9,353,990
TOTAL TERM LOANS (Cost $20,614,420)	$ 17,825,946

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%
Commercial & Residential - 0.4%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.509%, 11/15/2015 (P)(S)	1,830,965	1,826,964
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,693,828)	$ 1,826,964

ASSET BACKED SECURITIES - 0.2%
JPMorgan Chase & Company
7.500%, 11/15/2013	20,000	835,904
TOTAL ASSET BACKED SECURITIES (Cost $804,000)	$ 835,904

Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS - 47.7%
Consumer Discretionary - 0.7%
Automobiles - 0.0%
Motors Liquidation
Company GUC Trust (I)	2,175	$46,110
Media - 0.4%
Comcast Corp., Class A	40,000	1,495,200
Dex One Corp. (I)(L)	99,669	157,477
		1,652,677
Multiline Retail - 0.3%
Target Corp.	18,110	1,071,569
		2,770,356
Consumer Staples - 1.1%
Beverages - 1.0%
Diageo PLC	75,000	2,183,433
PepsiCo, Inc.	30,000	2,052,900
		4,236,333
Food & Staples Retailing - 0.1%
Safeway, Inc. (L)	25,540	462,019
		4,698,352
Energy - 7.7%
Energy Equipment & Services - 1.2%
Halliburton Company	77,910	2,702,698
Schlumberger, Ltd.	20,000	1,385,800
Weatherford International, Ltd. (I)	70,000	783,300
		4,871,798
Oil, Gas & Consumable Fuels - 6.5%
Anadarko Petroleum Corp.	18,020	1,339,066
BP PLC, ADR	80,000	3,331,200
Callon Petroleum Company (I)	55,000	258,500
Canadian Oil Sands, Ltd.	190,000	3,852,719
Chesapeake Energy Corp.	40,000	664,800
Chevron Corp.	32,230	3,485,352
ConocoPhillips	50,000	2,899,500
Devon Energy Corp.	10,000	520,400
Exxon Mobil Corp.	30,000	2,596,500
Peabody Energy Corp.	47,370	1,260,516
Royal Dutch Shell PLC, ADR	59,500	4,102,525
Spectra Energy Corp.	50,000	1,369,000
Total SA, ADR	25,000	1,300,250
		26,980,328
		31,852,126
Financials - 5.9%
Capital Markets - 0.4%
BlackRock, Inc.	8,000	1,653,680
Commercial Banks - 2.8%
Barclays PLC	150,000	647,757
HSBC Holdings PLC	250,000	2,644,207
M&T Bank Corp. (L)	22,500	2,215,575
Wells Fargo & Company	174,800	5,974,664
		11,482,203
Diversified Financial Services - 2.1%
Bank of America Corp.	300,000	3,480,000
JPMorgan Chase & Company	120,000	5,276,400
		8,756,400
Insurance - 0.3%
QBE Insurance Group, Ltd.	75,000	858,420

The accompanying notes are an integral part of the financial statements.	51
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	19,056	$627,705
		1,486,125
Real Estate Investment Trusts - 0.3%
Westfield Retail Trust	364,900	1,148,447
		24,526,855
Health Care - 5.9%
Pharmaceuticals - 5.9%
Johnson & Johnson	80,000	5,608,000
Merck & Company, Inc.	167,130	6,842,302
Pfizer, Inc.	200,000	5,016,000
Roche Holdings AG	23,430	4,773,275
Sanofi, ADR	50,000	2,369,000
		24,608,577
		24,608,577
Industrials - 2.3%
Commercial Services & Supplies - 0.7%
Republic Services, Inc.	22,620	663,445
Waste Management, Inc.	65,340	2,204,572
		2,868,017
Electrical Equipment - 0.2%
Rockwell Automation, Inc.	8,920	749,191
Industrial Conglomerates - 1.3%
General Electric Company	254,770	5,347,622
Machinery - 0.1%
Caterpillar, Inc.	4,500	403,110
		9,367,940
Information Technology - 1.8%
Communications Equipment - 0.2%
Cisco Systems, Inc.	33,200	652,380
Semiconductors & Semiconductor Equipment - 1.2%
Texas Instruments, Inc.	40,350	1,248,429
Intel Corp.	190,000	3,919,700
		5,168,129
Software - 0.4%
Microsoft Corp.	30,000	801,900
Oracle Corp.	20,410	680,061
		1,481,961
		7,302,470
Materials - 5.8%
Chemicals - 3.2%
E.I. du Pont de Nemours & Company	69,450	3,123,167
LyondellBasell Industries NV, Class A	75,000	4,281,750
The Dow Chemical Company	183,430	5,928,458
		13,333,375
Metals & Mining - 2.6%
Barrick Gold Corp.	52,600	1,841,526
BHP Billiton PLC	100,920	3,546,278
Freeport-McMoRan Copper & Gold, Inc.	25,000	855,000
Newmont Mining Corp.	50,000	2,322,000
Rio Tinto PLC, ADR (L)	38,820	2,255,054
		10,819,858
		24,153,233

Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Telecommunication Services - 3.5%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	140,000	$4,719,400
CenturyLink, Inc.	30,000	1,173,600
France Telecom SA	28,700	321,400
Frontier Communications Corp. (L)	75,000	321,000
Telstra Corp., Ltd.	500,000	2,277,753
Vivendi SA	51,666	1,163,501
		9,976,654
Wireless Telecommunication Services - 1.1%
SK Telecom Company, Ltd., ADR (L)	27,430	434,217
Vodafone Group PLC	1,600,000	4,023,786
		4,458,003
		14,434,657
Utilities - 13.0%
Electric Utilities - 8.0%
American Electric Power Company, Inc.	75,040	3,202,707
Duke Energy Corp.	137,082	8,745,832
Entergy Corp.	50,000	3,187,500
Exelon Corp.	115,000	3,420,100
FirstEnergy Corp.	60,000	2,505,600
NextEra Energy, Inc.	53,345	3,690,941
Pinnacle West Capital Corp. (L)	27,430	1,398,381
PPL Corp. (L)	35,500	1,016,365
The Southern Company	72,030	3,083,604
Xcel Energy, Inc.	110,000	2,938,100
		33,189,130
Gas Utilities - 0.5%
AGL Resources, Inc.	50,000	1,998,500
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. (I)(L)	110,168	2,107,514
Multi-Utilities - 4.0%
Dominion Resources, Inc.	60,070	3,111,626
PG&E Corp.	112,400	4,516,232
Public Service Enterprise Group, Inc.	150,000	4,590,000
Sempra Energy	49,950	3,543,453
TECO Energy, Inc. (L)	59,000	988,840
		16,750,151
		54,045,295
TOTAL COMMON STOCKS (Cost $196,193,088)	$ 197,759,861

PREFERRED SECURITIES - 5.7%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
General Motors Company, Series B, 4.750%	23,600	1,041,468
Energy - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Chesapeake Energy Corp., 5.700% (S)	1,900	1,690,972
Sandridge Energy, Inc., 7.000%	26,500	2,719,563
		4,410,535
		4,410,535
Financials - 4.1%
Commercial Banks - 1.4%
Wells Fargo & Company, Series L, 7.500%	4,600	5,635,000
Consumer Finance - 0.3%
Ally Financial, Inc., 7.000% (S)	1,341	1,317,072

The accompanying notes are an integral part of the financial statements.	52
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Diversified Financial Services - 1.5%
Bank of America Corp., Series L, 7.250%	5,350	$6,072,250
Insurance - 0.3%
MetLife, Inc., 5.000%	27,000	1,200,690
Real Estate Investment Trusts - 0.5%
FelCor Lodging Trust, Inc.,
Series A, 1.950%	90,000	2,183,400
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp.,
Series Z (8.375% to 12/31/2012, then
higher of 3 month LIBOR + 4.160%
or 7.875%) (I)	94,900	166,075
Federal National Mortgage Association,
Series S, 8.250% (I)	79,300	132,431
Federal National Mortgage Association,
Series R, 7.625% (I)	60,200	92,708
Federal National Mortgage Association,
Series Q, 6.750% (I)	80,000	124,000
Federal National Mortgage
Association, 5.375% (I)	20	74,500
		589,714
		16,998,126
Materials - 0.2%
Metals & Mining - 0.2%
AngloGold Ashanti Holdings
Finance PLC, 6.000%	25,000	934,250
TOTAL PREFERRED SECURITIES (Cost $27,164,870)		$ 23,384,379

WARRANTS - 0.1%
Dynegy, Inc. (Expiration Date: 10/02/2017;
Strike Price: $40.00) (I)(L)	10,796	13,603
General Motors Company (Expiration
Date: 07/10/2016; Strike
Price: $10.00) (I)	7,875	153,563
General Motors Company (Expiration
Date: 07/10/2019; Strike
Price: $18.33) (I)	7,875	98,359
TOTAL WARRANTS (Cost $1,072,118)		$ 265,525

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%
General Motors Company (I)	85,000	0
SuperMedia, Inc., 12/01/2020 (I)	651,025	0
		—
TOTAL ESCROW CERTIFICATES (Cost $326)		$ 0

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,118,615	$11,194,428
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,194,038)		$ 11,194,428

Income Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.4%
Repurchase Agreement - 2.4%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at 0.010%
to be repurchased at $9,855,005 on
01/02/2013, collateralized by $9,925,000
U.S. Treasury Note, 1.000% due
01/15/2014 (valued at $10,053,936)	$ 9,855,000	$9,855,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,855,000)		$ 9,855,000
Total Investments (Income Trust)
(Cost $419,568,588) - 102.2%		$ 423,267,514
Other assets and liabilities, net - (2.2%)		(9,055,384)
TOTAL NET ASSETS - 100.0%		$ 414,212,130

Investment Quality Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 31.5%
U.S. Government Agency - 1.5%
Federal Home Loan Mortgage Corp.
5.000%, 12/01/2034	$ 777,159	$844,978
6.500%, 04/01/2029 to 08/01/2034	69,386	78,695
7.500%, 08/01/2025 to 05/01/2028	18,852	21,756
Federal National Mortgage Association
4.636%, 05/01/2013	426,287	430,182
Government National
Mortgage Association
4.000%, 11/15/2040 to 02/15/2042	3,031,605	3,331,574
6.000%, 12/15/2013 to 04/15/2035	138,813	155,452
6.500%, 06/15/2028 to 02/15/2035	86,918	98,834
7.000%, 11/15/2031 to 11/15/2033	559,204	645,175
8.000%, 07/15/2030	7,002	8,299
		5,614,945
U.S. Government - 30.0%
Treasury Inflation Protected Securities
0.125%, 04/15/2016 to 04/15/2017	41,832,674	44,686,722
U.S. Treasury Bonds
3.125%, 11/15/2041	4,500,000	4,692,654
4.250%, 05/15/2039	2,475,000	3,146,730
4.375%, 11/15/2039 to 05/15/2041	5,858,000	7,598,312
4.625%, 02/15/2040	6,125,000	8,247,692
4.750%, 02/15/2041	1,643,300	2,257,740
6.250%, 08/15/2023 (F)	2,000,000	2,864,376
6.250%, 05/15/2030	785,000	1,211,353
U.S. Treasury Notes
0.250%, 02/15/2015 (D)	12,100,000	12,093,381
1.625%, 11/15/2022 (L)	1,450,000	1,432,327
1.750%, 07/31/2015	10,300,000	10,675,785
2.000%, 11/15/2021	4,975,000	5,158,065
2.500%, 04/30/2015	700	736
4.000%, 02/15/2015	4,775,000	5,149,541
4.250%, 11/15/2014	5,370,000	5,768,347
		114,983,761
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $115,601,790)		$ 120,598,706

The accompanying notes are an integral part of the financial statements.	53
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 1.4%
Brazil - 0.6%
Federative Republic of Brazil Zero
Coupon 04/01/2013 (Z)	BRL	4,950,000	$2,377,922
Chile - 0.2%
Republic of Chile
3.875%, 08/05/2020	$ 750,000		845,625
Mexico - 0.4%
Government of Mexico
3.625%, 03/15/2022		722,000	789,688
4.750%, 03/08/2044		554,000	626,020
			1,415,708
Qatar - 0.2%
Government of Qatar
4.000%, 01/20/2015 (S)		800,000	842,000
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,430,143)		$ 5,481,255

CORPORATE BONDS - 47.1%
Consumer Discretionary - 6.7%
Affinia Group, Inc.
10.750%, 08/15/2016 (S)		12,000	13,005
AMC Entertainment, Inc.
8.750%, 06/01/2019		45,000	49,838
AutoNation, Inc.
5.500%, 02/01/2020		80,000	85,900
Autozone, Inc.
3.700%, 04/15/2022		420,000	441,072
4.000%, 11/15/2020		810,000	877,586
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (H)(S)		85,000	29,750
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017		25,000	26,781
CBS Corp.
3.375%, 03/01/2022		44,000	45,701
5.750%, 04/15/2020		385,000	460,745
8.875%, 05/15/2019		400,000	539,116
CCO Holdings LLC
5.250%, 09/30/2022		61,000	61,763
6.500%, 04/30/2021		140,000	151,025
6.625%, 01/31/2022		325,000	355,063
7.375%, 06/01/2020		110,000	122,100
8.125%, 04/30/2020		10,000	11,200
Choice Hotels International, Inc.
5.700%, 08/28/2020		6,000	6,510
5.750%, 07/01/2022		75,000	83,063
Comcast Cable Communications LLC
8.500%, 05/01/2027		556,000	799,308
Comcast Corp.
5.700%, 05/15/2018		545,000	654,986
COX Communications, Inc.
3.250%, 12/15/2022 (S)		135,000	139,055
5.875%, 12/01/2016 (S)		850,000	992,004
8.375%, 03/01/2039 (S)		150,000	229,616
CSC Holdings, Inc.
7.625%, 07/15/2018		184,000	212,520
Daimler Finance North America LLC
8.500%, 01/18/2031		575,000	893,081
DIRECTV Holdings LLC
3.800%, 03/15/2022		760,000	783,208
5.200%, 03/15/2020		215,000	243,777

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
DISH DBS Corp.
5.875%, 07/15/2022	$ 270,000	$290,250
6.750%, 06/01/2021	281,000	320,340
7.875%, 09/01/2019	125,000	148,125
Ford Motor Credit Company LLC
2.750%, 05/15/2015	1,175,000	1,199,088
Home Depot, Inc.
5.875%, 12/16/2036	550,000	720,855
Lamar Media Corp.
5.875%, 02/01/2022	30,000	32,550
Liberty Interactive LLC
8.250%, 02/01/2030	128,000	139,520
Limited Brands, Inc.
5.625%, 02/15/2022	235,000	255,563
7.000%, 05/01/2020	95,000	109,250
Macy’s Retail Holdings, Inc.
5.875%, 01/15/2013	1,201,000	1,202,865
6.900%, 04/01/2029	419,000	504,543
National Cinemedia LLC
6.000%, 04/15/2022	30,000	31,800
NBCUniversal Media LLC
2.875%, 01/15/2023	730,000	732,217
5.150%, 04/30/2020	500,000	592,211
NetFlix, Inc.
8.500%, 11/15/2017	45,000	47,813
News America, Inc.
6.150%, 02/15/2041	310,000	391,530
7.750%, 01/20/2024	622,000	782,166
7.850%, 03/01/2039	325,000	454,297
PulteGroup, Inc.
6.375%, 05/15/2033	20,000	19,950
PVH Corp.
4.500%, 12/15/2022	30,000	30,300
7.375%, 05/15/2020	75,000	84,094
Quebecor Media, Inc.
7.750%, 03/15/2016	41,000	42,025
QVC, Inc.
5.125%, 07/02/2022 (S)	10,000	10,471
7.500%, 10/01/2019 (S)	90,000	99,276
Sally Holdings LLC
5.750%, 06/01/2022	75,000	81,375
Service Corp. International
7.625%, 10/01/2018	20,000	23,800
Sinclair Television Group, Inc.
9.250%, 11/01/2017 (S)	15,000	16,500
Sotheby’s
5.250%, 10/01/2022 (S)	105,000	106,050
Starz LLC
5.000%, 09/15/2019 (S)	30,000	30,750
TCI Communications, Inc.
8.750%, 08/01/2015	692,000	825,701
Tenneco, Inc.
6.875%, 12/15/2020	145,000	157,869
Time Warner Cable, Inc.
4.000%, 09/01/2021	305,000	334,443
4.500%, 09/15/2042	945,000	918,791
5.000%, 02/01/2020	700,000	814,343
5.875%, 11/15/2040	210,000	244,010
8.250%, 02/14/2014	205,000	222,066
Time Warner, Inc.
6.100%, 07/15/2040	630,000	760,649
7.700%, 05/01/2032	1,298,000	1,810,879

The accompanying notes are an integral part of the financial statements.	54
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
TRW Automotive, Inc.
7.250%, 03/15/2017 (S)	$ 155,000	$178,444
Unitymedia Hessen GmbH &
Company KG
5.500%, 01/15/2023 (S)	200,000	206,500
7.500%, 03/15/2019 (S)	150,000	165,000
Viacom, Inc.
1.250%, 02/27/2015	315,000	318,075
4.375%, 03/15/2043 (S)	638,000	625,635
5.625%, 09/15/2019	500,000	597,182
Videotron, Ltd.
5.000%, 07/15/2022	100,000	104,875
9.125%, 04/15/2018	25,000	26,625
Wynn Las Vegas LLC
7.750%, 08/15/2020	275,000	313,500
		25,431,934
Consumer Staples - 3.1%
Altria Group, Inc.
2.850%, 08/09/2022	425,000	420,059
9.250%, 08/06/2019	122,000	169,594
9.700%, 11/10/2018	360,000	503,782
10.200%, 02/06/2039	300,000	500,668
Anheuser-Busch InBev Worldwide, Inc.
8.200%, 01/15/2039	370,000	606,044
Cargill, Inc.
4.307%, 05/14/2021 (S)	1,000,000	1,100,679
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	780,000	805,342
ConAgra Foods, Inc.
1.350%, 09/10/2015	265,000	264,971
Constellation Brands, Inc.
4.625%, 03/01/2023	10,000	10,450
7.250%, 09/01/2016 to 05/15/2017	320,000	375,675
CVS Caremark Corp.
2.750%, 12/01/2022	390,000	390,989
6.250%, 06/01/2027	210,000	276,885
CVS Pass-Through Trust
6.943%, 01/10/2030	514,566	647,710
General Mills, Inc.
5.650%, 02/15/2019	225,000	273,356
Heineken NV
1.400%, 10/01/2017 (S)	410,000	408,613
2.750%, 04/01/2023 (S)	210,000	205,941
Kraft Foods, Inc.
6.500%, 02/09/2040	280,000	375,096
Lorillard Tobacco Company
8.125%, 06/23/2019	305,000	388,903
Molson Coors Brewing Company
3.500%, 05/01/2022	170,000	179,276
Mondelez International, Inc.
6.875%, 01/26/2039	445,000	611,937
PepsiCo, Inc.
7.900%, 11/01/2018	107,000	144,335
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	936,000	1,118,518
Revlon Consumer Products Corp.
9.750%, 11/15/2015	25,000	26,313
Reynolds Group Issuer, Inc.
6.875%, 02/15/2021	100,000	107,750
SABMiller Holdings, Inc.
2.450%, 01/15/2017 (S)	760,000	791,977

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
Wal-Mart Stores, Inc.
6.500%, 08/15/2037	$ 700,000	$981,688
		11,686,551
Energy - 3.8%
Anadarko Petroleum Corp.
6.375%, 09/15/2017	30,000	35,823
6.450%, 09/15/2036	640,000	799,743
Antero Resources Finance Corp.
9.375%, 12/01/2017	20,000	21,950
Burlington Resources Finance Company
7.400%, 12/01/2031	541,000	769,535
ConocoPhillips
5.900%, 05/15/2038	200,000	262,386
CONSOL Energy, Inc.
8.000%, 04/01/2017	25,000	27,063
8.250%, 04/01/2020	25,000	27,063
Continental Resources, Inc.
5.000%, 09/15/2022	180,000	193,950
El Paso Corp.
6.500%, 09/15/2020	265,000	298,963
7.000%, 06/15/2017	560,000	639,511
El Paso Natural Gas Company
5.950%, 04/15/2017	85,000	98,245
Energy Transfer Equity LP
7.500%, 10/15/2020	360,000	415,800
EP Energy LLC
6.875%, 05/01/2019	45,000	48,825
Gazprom Neft OAO
4.375%, 09/19/2022 (S)	1,175,000	1,201,438
Harvest Operations Corp.
6.875%, 10/01/2017	165,000	183,150
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020	165,000	172,425
Kinder Morgan Energy Partners LP
6.850%, 02/15/2020	595,000	749,050
Kinder Morgan Finance Company LLC
6.000%, 01/15/2018 (S)	291,000	319,739
MarkWest Energy Partners LP
5.500%, 02/15/2023	10,000	10,850
Newfield Exploration Company
5.625%, 07/01/2024	60,000	64,800
5.750%, 01/30/2022	45,000	49,500
6.875%, 02/01/2020	140,000	149,800
7.125%, 05/15/2018	130,000	137,150
Nexen, Inc.
6.200%, 07/30/2019	515,000	631,962
7.500%, 07/30/2039	125,000	180,440
Peabody Energy Corp.
6.500%, 09/15/2020	421,000	451,523
7.375%, 11/01/2016	60,000	68,700
Petrobras International Finance Company
5.375%, 01/27/2021	1,475,000	1,659,045
5.750%, 01/20/2020	725,000	824,630
6.750%, 01/27/2041	196,000	247,682
Petroleos Mexicanos
5.500%, 06/27/2044 (S)	1,000,000	1,100,000
Pioneer Natural Resources Company
6.650%, 03/15/2017	115,000	135,449
6.875%, 05/01/2018	150,000	182,421
Pride International, Inc.
6.875%, 08/15/2020	20,000	25,272
Range Resources Corp.
5.000%, 08/15/2022	20,000	20,900

The accompanying notes are an integral part of the financial statements.	55
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Range Resources Corp. (continued)
5.750%, 06/01/2021	$ 40,000	$42,800
6.750%, 08/01/2020	25,000	27,125
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.500%, 09/30/2014 (S)	395,000	425,218
Rosneft Oil Company
3.149%, 03/06/2017 (S)	210,000	213,150
Transocean, Inc.
2.500%, 10/15/2017	210,000	212,133
4.950%, 11/15/2015	800,000	875,870
Valero Energy Corp.
8.750%, 06/15/2030	403,000	549,669
		14,550,748
Financials - 20.7%
AIG Retirement Services, Inc.
8.125%, 04/28/2023	865,000	1,094,396
American Express Centurion Bank
6.000%, 09/13/2017	950,000	1,148,147
American International Group, Inc.
2.375%, 08/24/2015	290,000	298,419
4.875%, 09/15/2016	600,000	670,904
5.450%, 05/18/2017	95,000	109,074
AXA Equitable Life Insurance Company
7.700%, 12/01/2015 (S)	680,000	777,550
Bank of America Corp.
5.000%, 05/13/2021	225,000	256,622
5.625%, 07/01/2020	945,000	1,119,438
5.750%, 12/01/2017	600,000	699,113
5.875%, 01/05/2021	1,500,000	1,794,275
Bank One Michigan
8.250%, 11/01/2024	1,730,000	2,395,441
Barclays Bank PLC
6.050%, 12/04/2017 (S)	950,000	1,050,709
BNP Paribas SA
2.375%, 09/14/2017	1,375,000	1,394,234
Brandywine Operating Partnership LP
4.950%, 04/15/2018	400,000	437,340
5.700%, 05/01/2017	825,000	933,925
Capital One Financial Corp.
6.150%, 09/01/2016	950,000	1,086,530
CIT Group, Inc.
5.250%, 03/15/2018	140,000	149,800
Citigroup, Inc.
2.250%, 08/07/2015	150,000	153,608
4.450%, 01/10/2017	680,000	753,080
4.875%, 05/07/2015	614,000	652,705
5.375%, 08/09/2020	440,000	518,055
6.125%, 11/21/2017 to 08/25/2036	2,060,000	2,372,021
6.875%, 03/05/2038	365,000	479,269
8.500%, 05/22/2019	850,000	1,142,109
Credit Acceptance Corp.
9.125%, 02/01/2017	120,000	131,100
Discover Financial Services
6.450%, 06/12/2017	885,000	1,034,569
Duke Realty LP
6.750%, 03/15/2020	340,000	410,752
DuPont Fabros Technology LP
8.500%, 12/15/2017	155,000	169,338
Equity One, Inc.
6.000%, 09/15/2017	400,000	458,018

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Everest Reinsurance Holdings, Inc.,
(6.600% to 05/15/2017, then 3 month
LIBOR + 2.385%)
05/15/2037	$ 1,475,000	$1,489,750
Farmers Exchange Capital
7.050%, 07/15/2028 (S)	525,000	643,944
General Electric Capital Corp.
2.300%, 04/27/2017	800,000	829,232
4.650%, 10/17/2021	2,175,000	2,479,211
5.550%, 05/04/2020	595,000	706,713
5.625%, 05/01/2018	500,000	593,544
5.875%, 01/14/2038	680,000	818,052
General Electric Capital Corp., (6.250% to
12/15/2022, then 3 month
LIBOR + 4.704%)
12/15/2022 (Q)	400,000	435,592
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038	390,000	448,988
HCP, Inc.
3.750%, 02/01/2019	155,000	163,458
5.650%, 12/15/2013	450,000	470,696
7.072%, 06/08/2015	433,000	484,797
Health Care REIT, Inc.
2.250%, 03/15/2018	215,000	214,735
4.125%, 04/01/2019	75,000	80,621
5.250%, 01/15/2022	781,000	868,795
Host Hotels & Resorts LP
6.000%, 11/01/2020	315,000	346,500
HSBC Holdings PLC
5.100%, 04/05/2021	395,000	465,998
6.800%, 06/01/2038	355,000	452,831
HSBC USA, Inc.
1.625%, 01/16/2018	415,000	415,217
2.375%, 02/13/2015	560,000	575,995
9.500%, 04/15/2014	865,000	946,732
ING US, Inc.
5.500%, 07/15/2022 (S)	120,000	130,089
International Lease Finance Corp.
5.650%, 06/01/2014	110,000	114,468
5.750%, 05/15/2016	450,000	474,224
5.875%, 04/01/2019	615,000	647,736
6.250%, 05/15/2019	50,000	53,250
6.375%, 03/25/2013	106,000	107,113
6.500%, 09/01/2014 (S)	20,000	21,350
6.625%, 11/15/2013	25,000	25,938
6.750%, 09/01/2016 (S)	25,000	28,063
7.125%, 09/01/2018 (S)	20,000	23,200
8.625%, 09/15/2015	25,000	28,094
Jackson National Life Insurance Company
8.150%, 03/15/2027 (S)	648,000	794,381
JPMorgan Chase & Company
3.250%, 09/23/2022	275,000	282,860
4.250%, 10/15/2020	225,000	249,994
4.350%, 08/15/2021	890,000	994,220
6.000%, 01/15/2018	600,000	718,057
Kimco Realty Corp.
5.584%, 11/23/2015	410,000	455,269
6.875%, 10/01/2019	560,000	691,189
Lazard Group LLC
6.850%, 06/15/2017	1,040,000	1,201,675

The accompanying notes are an integral part of the financial statements.	56
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Liberty Property LP
3.375%, 06/15/2023	$ 180,000	$177,886
4.125%, 06/15/2022	150,000	157,493
6.625%, 10/01/2017	210,000	250,531
Lloyds TSB Bank PLC
6.500%, 09/14/2020 (S)	100,000	110,402
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)	550,000	828,500
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017	1,500,000	1,760,954
7.750%, 05/14/2038	600,000	779,139
MetLife, Inc.
1.756%, 12/15/2017	385,000	390,913
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	1,050,000	1,112,903
5.125%, 04/10/2013 (S)	535,000	541,701
Morgan Stanley
4.875%, 11/01/2022	446,000	461,282
5.550%, 04/27/2017	655,000	725,931
6.250%, 08/28/2017	1,120,000	1,281,478
6.375%, 07/24/2042	590,000	689,770
6.625%, 04/01/2018	1,225,000	1,443,233
Nationwide Mutual Insurance Company
8.250%, 12/01/2031 (S)	615,000	754,755
9.375%, 08/15/2039 (S)	250,000	350,968
Nordea Bank AB
4.875%, 05/13/2021 (S)	575,000	616,248
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,269,665
Principal Financial Group, Inc.
1.850%, 11/15/2017	90,000	90,443
Principal Life Global Funding I
6.125%, 10/15/2033 (S)	497,000	605,790
ProLogis LP
6.125%, 12/01/2016	505,000	577,372
7.500%, 06/30/2018	364,000	449,814
Provident Funding Associates LP
10.250%, 04/15/2017 (S)	80,000	88,200
Realty Income Corp.
3.250%, 10/15/2022	245,000	239,724
6.750%, 08/15/2019	410,000	507,153
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	550,000	562,832
6.125%, 12/15/2022	310,000	326,857
SLM Corp.
4.625%, 09/25/2017	225,000	230,266
6.000%, 01/25/2017	85,000	92,013
6.250%, 01/25/2016	936,000	1,017,900
7.250%, 01/25/2022	55,000	60,638
8.000%, 03/25/2020	10,000	11,425
8.450%, 06/15/2018	150,000	175,500
Sovereign Bank
8.750%, 05/30/2018	250,000	294,266
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,647,804
SunTrust Banks, Inc.
3.600%, 04/15/2016	705,000	752,856
Swiss Re Treasury U.S. Corp.
2.875%, 12/06/2022 (S)	150,000	149,934
The Bear Stearns Companies LLC
6.400%, 10/02/2017	85,000	102,051
7.250%, 02/01/2018	390,000	488,515

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	$ 410,000	$466,932
5.375%, 03/15/2020	180,000	206,110
5.750%, 01/24/2022	1,700,000	2,007,700
6.150%, 04/01/2018	150,000	176,151
6.750%, 10/01/2037	1,700,000	1,922,008
7.500%, 02/15/2019	126,000	158,427
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	700,000	738,192
UBS AG
7.625%, 08/17/2022	485,000	535,182
UDR, Inc.
6.050%, 06/01/2013	500,000	510,441
US Bancorp
7.500%, 06/01/2026	1,024,000	1,360,693
Ventas Realty LP
2.000%, 02/15/2018	275,000	275,072
4.750%, 06/01/2021	575,000	628,208
Wachovia Bank NA
6.919%, 12/15/2036	500,000	659,062
Wells Fargo & Company
1.500%, 01/16/2018	1,545,000	1,546,936
3.676%, 06/15/2016	700,000	756,576
Wells Fargo & Company, Series K (7.980%
to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	70,000	80,325
Weyerhaeuser Company
7.950%, 03/15/2025	260,000	327,751
		79,193,983
Health Care - 3.6%
AbbVie, Inc.
1.750%, 11/06/2017 (S)	1,765,000	1,783,538
2.000%, 11/06/2018 (S)	795,000	804,922
2.900%, 11/06/2022 (S)	365,000	371,265
Aetna, Inc.
2.750%, 11/15/2022	265,000	262,503
Alere, Inc.
9.000%, 05/15/2016	35,000	36,925
AmerisourceBergen Corp.
5.875%, 09/15/2015	1,260,000	1,426,674
Amgen, Inc.
3.875%, 11/15/2021	1,090,000	1,195,785
6.400%, 02/01/2039	345,000	445,452
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	15,000	16,304
BioScrip, Inc.
10.250%, 10/01/2015	15,000	16,013
Cigna Corp.
4.000%, 02/15/2022	585,000	638,822
Community Health Systems, Inc.
5.125%, 08/15/2018	306,000	319,005
Express Scripts Holding Company
2.100%, 02/12/2015 (S)	1,575,000	1,604,282
Fresenius Medical Care US Finance II, Inc.
5.625%, 07/31/2019 (S)	15,000	16,106
5.875%, 01/31/2022 (S)	11,000	11,935
Fresenius Medical Care US Finance, Inc.
6.500%, 09/15/2018 (S)	10,000	11,175
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	45,000	51,863
HCA, Inc.
5.875%, 03/15/2022	150,000	163,125

The accompanying notes are an integral part of the financial statements.	57
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health Care (continued)
HCA, Inc. (continued)
6.375%, 01/15/2015	$ 15,000	$16,219
6.500%, 02/15/2020	365,000	410,625
8.500%, 04/15/2019	125,000	139,375
Hologic, Inc.
6.250%, 08/01/2020 (S)	10,000	10,775
Pfizer, Inc.
6.200%, 03/15/2019	1,030,000	1,300,926
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	775,000	963,998
WellPoint, Inc.
4.650%, 01/15/2043	720,000	747,990
5.850%, 01/15/2036	400,000	471,000
7.000%, 02/15/2019	485,000	603,080
		13,839,682
Industrials - 2.3%
Air Lease Corp.
4.500%, 01/15/2016 (S)	105,000	106,050
BE Aerospace, Inc.
5.250%, 04/01/2022	236,000	250,160
6.875%, 10/01/2020	50,000	55,625
Bombardier, Inc.
7.500%, 03/15/2018 (S)	145,000	161,494
7.750%, 03/15/2020 (S)	75,000	85,125
Case New Holland, Inc.
7.750%, 09/01/2013	35,000	36,400
7.875%, 12/01/2017	420,000	496,650
Clean Harbors, Inc.
5.125%, 06/01/2021 (S)	20,000	20,700
5.250%, 08/01/2020	66,000	68,805
CNH America LLC
7.250%, 01/15/2016	30,000	33,750
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	200,322	217,851
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	323,387	346,412
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	13,419	14,945
Continental Airlines 2007-1 Class B Pass
Through Trust
6.903%, 04/19/2022	4,720	5,050
Continental Airlines 2012-2 Class A Pass
Through Trust
4.000%, 10/29/2024	680,000	715,700
Crown Americas LLC
6.250%, 02/01/2021	235,000	257,619
Deluxe Corp.
6.000%, 11/15/2020 (S)	55,000	54,588
7.000%, 03/15/2019	45,000	47,588
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	1,200,000	1,371,038
Esterline Technologies Corp.
7.000%, 08/01/2020	45,000	49,838
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018	16,000	17,400
7.125%, 03/15/2021	161,000	175,088
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/2017 (S)	1,060,000	1,124,443

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Hutchison Whampoa International
12 II, Ltd.
2.000%, 11/08/2017 (S)	$ 615,000	$614,316
Marquette Transportation Company
10.875%, 01/15/2017	30,000	31,200
Masco Corp.
6.500%, 08/15/2032	110,000	113,541
7.125%, 03/15/2020	125,000	145,312
7.750%, 08/01/2029	130,000	144,321
Meritor, Inc.
8.125%, 09/15/2015	25,000	26,313
10.625%, 03/15/2018	30,000	31,275
Owens Corning
9.000%, 06/15/2019	15,000	18,733
Precision Castparts Corp.
1.250%, 01/15/2018	490,000	490,884
2.500%, 01/15/2023	355,000	356,843
Southwest Airlines Company 2007-1 Pass
Through Trust
6.150%, 08/01/2022	613,654	717,975
UR Merger Sub Corp.
5.750%, 07/15/2018 (S)	25,000	26,938
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	67,737	73,326
Waste Management, Inc.
6.375%, 03/11/2015	375,000	419,361
		8,922,657
Information Technology - 0.3%
Anixter, Inc.
5.625%, 05/01/2019	30,000	31,575
Audatex North America, Inc.
6.750%, 06/15/2018 (S)	50,000	53,500
Equinix, Inc.
8.125%, 03/01/2018	45,000	49,613
Fidelity National Information Services, Inc.
5.000%, 03/15/2022	135,000	144,788
7.625%, 07/15/2017	15,000	16,313
Hewlett-Packard Company
4.750%, 06/02/2014	126,000	131,343
Hughes Satellite Systems Corp.
6.500%, 06/15/2019	80,000	88,200
IAC/InterActiveCorp.
4.750%, 12/15/2022 (S)	40,000	39,800
Jabil Circuit, Inc.
5.625%, 12/15/2020	35,000	38,850
Mantech International Corp.
7.250%, 04/15/2018	20,000	21,250
NCR Corp.
4.625%, 02/15/2021 (S)	170,000	170,000
5.000%, 07/15/2022 (S)	20,000	20,325
Seagate HDD Cayman
6.875%, 05/01/2020	110,000	117,013
7.000%, 11/01/2021	310,000	332,475
		1,255,045
Materials - 1.0%
Agrium, Inc.
7.125%, 05/23/2036	475,000	625,699
Ball Corp.
5.000%, 03/15/2022	70,000	74,900
6.750%, 09/15/2020	80,000	88,200

The accompanying notes are an integral part of the financial statements.	58
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Celanese US Holdings LLC
6.625%, 10/15/2018	$ 30,000	$33,000
CF Industries, Inc.
7.125%, 05/01/2020	45,000	56,587
Clearwater Paper Corp.
7.125%, 11/01/2018	40,000	43,600
Eldorado Gold Corp.
6.125%, 12/15/2020 (S)	35,000	35,613
Fibria Overseas Finance, Ltd.
7.500%, 05/04/2020 (S)	300,000	333,000
FMG Resources August 2006 Pty, Ltd.
6.000%, 04/01/2017 (S)	335,000	341,700
Neenah Paper, Inc.
7.375%, 11/15/2014	12,000	12,030
Nufarm Australia, Ltd.
6.375%, 10/15/2019 (S)	80,000	83,600
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	240,000	273,600
PH Glatfelter Company
5.375%, 10/15/2020	76,000	77,900
Rock-Tenn Company
3.500%, 03/01/2020 (S)	15,000	15,382
4.000%, 03/01/2023 (S)	105,000	106,547
Silgan Holdings, Inc.
5.000%, 04/01/2020	305,000	316,438
The Dow Chemical Company
4.250%, 11/15/2020	200,000	222,133
5.900%, 02/15/2015	800,000	882,529
Vale Canada, Ltd.
5.700%, 10/15/2015	217,000	237,056
Vulcan Materials Company
7.150%, 11/30/2037	15,000	14,775
7.500%, 06/15/2021	15,000	17,100
		3,891,389
Telecommunication Services - 2.5%
Ameritech Capital Funding Corp.
6.450%, 01/15/2018	952,000	1,130,587
AT&T, Inc.
5.500%, 02/01/2018	140,000	166,720
6.300%, 01/15/2038	1,375,000	1,758,378
CenturyLink, Inc.
5.800%, 03/15/2022	300,000	316,821
Cricket Communications, Inc.
7.750%, 05/15/2016	345,000	365,269
eAccess, Ltd.
8.250%, 04/01/2018 (S)	25,000	28,000
Frontier Communications Corp.
8.250%, 04/15/2017	115,000	132,825
GTE Corp.
8.750%, 11/01/2021	515,000	723,079
Intelsat Jackson Holdings SA
8.500%, 11/01/2019	25,000	28,000
SBA Telecommunications, Inc.
5.750%, 07/15/2020 (S)	21,000	22,313
SBA Tower Trust
2.933%, 12/15/2017 (S)	520,000	540,985
Sorenson Communications, Inc.
10.500%, 02/01/2015 (S)	5,000	4,125
Sprint Nextel Corp.
7.000%, 03/01/2020 (S)	75,000	87,188
9.000%, 11/15/2018 (S)	80,000	98,800
Telecom Italia Capital SA
5.250%, 11/15/2013	250,000	256,875

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
Telefonica Emisiones SAU
7.045%, 06/20/2036	$ 375,000	$405,000
TW Telecom Holdings, Inc.
5.375%, 10/01/2022 (S)	30,000	31,425
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	150,000	162,375
Verizon Communications, Inc.
2.450%, 11/01/2022	435,000	434,616
Verizon Wireless Capital LLC
5.550%, 02/01/2014	1,295,000	1,359,418
Vivendi SA
2.400%, 04/10/2015 (S)	725,000	739,433
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)	215,000	216,075
Windstream Corp.
7.875%, 11/01/2017	365,000	410,625
8.125%, 09/01/2018	60,000	65,550
		9,484,482
Utilities - 3.1%
American Electric Power Company, Inc.
1.650%, 12/15/2017	265,000	265,828
AmeriGas Finance LLC
6.750%, 05/20/2020	145,000	159,138
7.000%, 05/20/2022	25,000	27,813
AmeriGas Partners LP
6.500%, 05/20/2021	65,000	70,525
Calpine Corp.
7.500%, 02/15/2021	163,660	180,844
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	400,000	480,173
CenterPoint Energy, Inc.
6.500%, 05/01/2018	165,000	201,184
Commonwealth Edison Company
5.950%, 08/15/2016	400,000	466,054
Dominion Resources, Inc.
1.400%, 09/15/2017	175,000	174,967
6.400%, 06/15/2018	870,000	1,080,739
7.000%, 06/15/2038	425,000	601,219
DPL, Inc.
7.250%, 10/15/2021	355,000	379,850
Duke Energy Corp.
5.650%, 06/15/2013	1,300,000	1,329,705
Edison International
3.750%, 09/15/2017	495,000	536,582
EDP Finance BV
4.900%, 10/01/2019 (S)	110,000	108,986
Ferrellgas LP
6.500%, 05/01/2021	175,000	173,250
Georgia Power Company
5.250%, 12/15/2015	250,000	282,338
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	15,000	16,763
Nevada Power Company
7.125%, 03/15/2019	425,000	544,538
Northern States Power Company
6.500%, 03/01/2028	433,000	582,166
Ohio Edison Company
6.875%, 07/15/2036	450,000	581,340
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	395,000	533,795
Progress Energy, Inc.
7.000%, 10/30/2031	270,000	347,277

The accompanying notes are an integral part of the financial statements.	59
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Puget Sound Energy, Inc.
5.757%, 10/01/2039	$ 440,000	$555,802
7.000%, 03/09/2029	346,000	447,318
Sierra Pacific Power Company
6.000%, 05/15/2016	425,000	491,740
Southern California Edison Company
6.000%, 01/15/2034	519,000	675,933
The AES Corp.
8.000%, 06/01/2020	175,000	201,250
Wisconsin Energy Corp.
6.200%, 04/01/2033	217,000	276,013
		11,773,130
TOTAL CORPORATE BONDS (Cost $162,191,114)	$ 180,029,601

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
ACE Capital Trust II , 9.700%, 04/01/2030	752,000	1,090,400
Capital One Capital IV (6.745% to
02/17/2032, then 1 month
LIBOR + 1.170%) 02/17/2037	400,000	400,000
		1,490,400
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,383,628)	$ 1,490,400

CONVERTIBLE BONDS - 0.0%
Telecommunication Services - 0.0%
Leap Wireless International, Inc.
4.500%, 07/15/2014	50,000	47,688
TOTAL CONVERTIBLE BONDS (Cost $46,415)	$ 47,688

MUNICIPAL BONDS - 4.0%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	340,000	465,752
City of Chicago (Illinois)
6.845%, 01/01/2038	990,000	1,151,954
Illinois State Toll Highway Authority
6.184%, 01/01/2034	945,000	1,171,554
Irvine Ranch Water District Joint Powers
Agency (California) 2.605%, 03/15/2014	900,000	923,814
Los Angeles Unified School District
(California) 5.750%, 07/01/2034	1,000,000	1,192,780
Louisiana Local Government
Environmental Facilities & Communities
Development Authority
2.470%, 02/01/2019	1,475,000	1,491,771
Maryland State Transportation Authority
5.888%, 07/01/2043	290,000	386,605
New Jersey State Turnpike Authority
7.414%, 01/01/2040	865,000	1,267,372
North Texas Tollway Authority
6.718%, 01/01/2049	705,000	940,160
Port Authority of New York & New Jersey
6.040%, 12/01/2029	400,000	498,468
State of California
7.550%, 04/01/2039	650,000	932,737
7.300%, 10/01/2039	925,000	1,281,800
7.600%, 11/01/2040	75,000	109,646
State of Illinois 5.665%, 03/01/2018	960,000	1,091,021
The Ohio State University
4.800%, 06/01/2111	196,000	217,940

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
University of California
5.770%, 05/15/2043	$ 660,000	$807,794
University of Missouri 5.960%, 11/01/2039	940,000	1,231,776
TOTAL MUNICIPAL BONDS (Cost $12,350,063)	$ 15,162,944

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.8%
Commercial & Residential - 6.8%
American Tower Trust, Series 2007-1A,
Class AFX 5.420%, 04/15/2037 (S)	880,000	902,619
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
Series 2007-4, Class A4
5.729%, 02/10/2051 (P)	1,030,000	1,215,669
Bear Stearns Commercial
Mortgage Securities
Series 2006-PW14, Class A4,
5.201%, 12/11/2038	1,210,000	1,386,400
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	335,000	390,130
Series 2007-PW16, Class A4,
5.715%, 06/11/2040 (P)	1,030,000	1,219,780
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2007-CD4, Class A4,
5.322%, 12/11/2049	655,000	751,212
Series 2007-CD4, Class AJ,
5.398%, 12/11/2049 (P)	360,000	207,087
Commercial Mortgage Pass
Through Certificates
Series 2012-CR5, Class A4,
2.771%, 12/10/2045	205,000	209,027
Series 2010-C1, Class A3,
4.205%, 07/10/2046 (S)	715,000	813,400
Series 2012-CR5, Class E,
4.334%, 12/10/2045 (P)(S)	115,000	98,930
Credit Suisse Mortgage Capital
Certificates, Series 2006-C4, Class A3
5.467%, 09/15/2039	1,125,670	1,277,827
DBUBS Mortgage Trust,
Series 2011-LC1A, Class A3
5.002%, 11/10/2046 (S)	1,040,000	1,237,471
General Electric Capital Assurance
Company, Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	570,725	696,624
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A,
2.954%, 11/05/2034 (S)	960,000	990,528
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (S)	710,000	766,117
Series 2011-GC3, Class A4,
4.753%, 03/10/2044 (S)	1,060,000	1,252,289
Series 2012-GCJ9, Class D,
4.858%, 11/10/2045 (P)(S)	300,000	261,099
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2012-C8, Class F,
2.753%, 10/15/2045 (P)(S)	195,775	109,254
Series 2012-WLDN, Class A,
3.905%, 05/05/2030 (S)	895,000	978,577
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	1,500,000	1,685,750

The accompanying notes are an integral part of the financial statements.	60
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3,
5.430%, 02/15/2040	$ 1,215,000	$1,394,124
Series 2006-C4, Class A4,
5.865%, 06/15/2038 (P)	1,030,000	1,189,209
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.684%, 05/12/2039 (P)	500,000	573,504
Morgan Stanley Capital I
Series 2011-C2, Class A4,
4.661%, 06/15/2044 (S)	895,000	1,046,516
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	935,000	1,121,582
Series 2007-T27, Class A4,
5.651%, 06/11/2042 (P)	150,000	177,583
OBP Depositor LLC Trust,
Series 2010-OBP, Class A
4.646%, 07/15/2045 (S)	746,000	874,387
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.525%, 05/10/2063	985,000	1,065,866
Series 2012-C3, Class E,
4.958%, 08/10/2049 (P)(S)	410,000	298,813
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class A3,
2.875%, 12/15/2045	505,000	520,773
Series 2011-C2, Series A4,
4.869%, 02/15/2044 (P)(S)	585,000	691,542
Series 2011-C4, Class A4,
4.902%, 06/15/2044 (P)(S)	245,000	289,687
Series 2011-C4, Class F,
5.000%, 06/15/2044 (P)(S)	265,000	203,920
U.S. Government Agency - 0.0%
Government National Mortgage
Association, Series 2006-38, Class XS
IO 7.041%, 09/16/2035	235,917	59,582
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $24,788,397)	$ 25,956,878

ASSET BACKED SECURITIES - 3.3%
ABFC Trust, Series 2006-HE1, Class A2D
0.430%, 01/25/2037 (P)	683,797	351,179
Ally Master Owner Trust
Series 2011-4, Class A2,
1.540%, 09/15/2016	1,335,000	1,352,611
Series 2010-3, Class B,
3.470%, 04/15/2015 (S)	675,000	678,343
Avis Budget Rental Car Funding
AESOP LLC, Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	420,000	422,074
Bank of America Auto Trust,
Series 2010-2, Class A4
1.940%, 06/15/2017	800,000	807,837
CAL Funding II, Ltd., Series 2012-1A,
Class A 3.470%, 10/25/2027 (S)	196,667	200,430
CarNow Auto Receivables Trust,
Series 2012-1A, Class A
2.090%, 01/15/2015 (S)	99,721	99,760
CPS Auto Trust, Series 2012-C, Class A
1.820%, 12/16/2019 (S)	375,712	375,825

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust,
Series 2012-1A, Class B
3.120%, 03/16/2020 (S)	$ 445,000	$448,536
First Investors Auto Owner Trust,
Series 2012-1A, Class A2
1.960%, 11/15/2017 (S)	362,383	366,916
Ford Credit Auto Lease Trust,
Series 2012-A, Class B
1.610%, 10/15/2016 (S)	885,000	890,801
GSAA Home Equity Trust
Series 2006-20, Class 2A1A,
0.260%, 12/25/2046 (P)	618,098	354,166
Series 2006-11, Class 2A2,
0.370%, 07/25/2036 (P)	611,948	291,029
Series 2007-3, Class 1A2,
0.380%, 03/25/2047 (P)	906,019	411,035
GSAMP Trust, Series 2007-FM2,
Class A2B 0.300%, 01/25/2037 (P)	967,750	424,252
Hertz Vehicle Financing LLC
Series 2010-1A, Class A2,
3.740%, 02/25/2017 (S)	1,095,000	1,178,463
Series 2009-2A, Class A1,
4.260%, 03/25/2014 (S)	142,500	143,293
Huntington Auto Trust, Series 2012-1,
Class B 1.710%, 08/15/2017	291,000	296,768
LCM LP, Series 8A, Class A
1.940%, 01/14/2021 (P)(S)	1,100,000	1,106,480
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.530%, 06/01/2015	52,173	52,712
Prestige Auto Receivables Trust,
Series 2012-1, Class B
2.490%, 04/16/2018 (S)	336,000	341,003
Santander Drive Auto Receivables Trust
Series 2010-2, Class A3,
1.240%, 02/17/2014	143,181	143,227
Series 2012-5, Class B,
1.560%, 08/15/2018	550,000	552,367
Series 2011-1, Class B,
2.350%, 11/16/2015	945,000	962,105
SNAAC Auto Receivables Trust,
Series 2012-1A, Class A
1.780%, 06/15/2016 (S)	191,026	191,865
Volvo Financial Equipment LLC,
Series 2012-1A, Class B
1.510%, 08/15/2017 (S)	176,000	177,831
TOTAL ASSET BACKED SECURITIES (Cost $12,505,880)	$ 12,620,908

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	132,259	1,323,571
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,323,531)	$ 1,323,571

SHORT-TERM INVESTMENTS - 4.3%
Repurchase Agreement - 4.3%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2012 at 0.250%
to be repurchased at $6,600,092 on
01/02/2013, collateralized by $6,173,119
Government National Mortgage
Association, 3.500% due 11/20/2042
(valued at $6,732,001, including interest)	$ 6,600,000	$6,600,000

The accompanying notes are an integral part of the financial statements.	61
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)
UBS Warburg Tri-Party Repurchase
Agreement dated 12/31/2012 at 0.250%
to be repurchased at $9,700,135 on
01/02/2013, collateralized by $9,212,598
General National Mortgage Association,
3.000% - 3.500% due 09/20/2042 -
11/15/2042 (valued at $9,894,001,
including interest)	$ 9,700,000	$9,700,000
		16,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $16,300,000)	$ 16,300,000
Total Investments (Investment Quality Bond Trust)
(Cost $351,920,961) - 99.1%	$ 379,011,951
Other assets and liabilities, net - 0.9%		3,498,054
TOTAL NET ASSETS - 100.0%		$ 382,510,005

Money Market Trust
	Shares or Principal Amount	Value
COMMERCIAL PAPER - 16.9%
Bank of New York Mellon Corp.
0.100%, 01/02/2013 (S)*	$ 75,000,000	$74,999,791
Bank of Nova Scotia
0.120%, 01/03/2013*	25,000,000	24,999,833
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.168%, 01/07/2013 *	5,000,000	4,999,883
0.170%, 01/02/2013 *	75,000,000	74,999,645
BMW US Capital LLC
0.100%, 01/07/2013 (S)*	15,000,000	14,999,750
Caisse Centrale Desjardins du Quebec
0.200%, 01/08/2013 (S)*	5,900,000	5,899,771
Chariot Funding LLC
0.150%, 01/10/2013 (S)*	4,000,000	3,999,850
Deutsche Bank Financial LLC
0.140%, 01/03/2013*	30,000,000	29,999,767
IBM Corp.
0.050%, 01/02/2013 (S)*	50,000,000	49,999,930
0.070%, 01/03/2013 (S)*	17,000,000	16,999,934
National Australia Funding
0.330%, 09/10/2013 (S)*	30,000,000	29,930,700
Old Line Funding LLC
0.160%, 01/31/2013 (S)*	50,000,000	49,993,333
Sigma-Aldrich Corp.
0.120%, 01/03/2013 (S)*	16,000,000	15,999,893
0.120%, 01/07/2013 (S)*	20,000,000	19,999,600
0.120%, 01/09/2013 (S)*	19,000,000	18,999,493
0.130%, 01/02/2013 (S)*	30,000,000	29,999,892
0.140%, 01/04/2013 (S)*	75,000,000	74,999,125
Toyota Motor Credit Corp.
0.140%, 01/02/2013*	16,000,000	15,999,938
TOTAL COMMERCIAL PAPER (Cost $557,820,131)	$ 557,820,128

CORPORATE INTEREST-BEARING
OBLIGATIONS - 32.4%
American Honda Finance Corp.
0.331%, 12/05/2013 (P)(S)*	21,000,000	21,000,000
0.340%, 11/08/2013 (P)(S)*	25,000,000	25,000,000
0.393%, 08/02/2013 (P)(S)*	75,000,000	75,000,000
0.463%, 05/02/2013 (P)(S)*	13,000,000	13,005,538

Money Market Trust (continued)

	Shares or Principal Amount	Value
CORPORATE INTEREST-BEARING
OBLIGATIONS (continued)
American Honda Finance Corp. (continued)
0.580%, 01/17/2013 (P)(S)*	$ 13,800,000	$13,802,390
ANZ National International, Ltd.
0.393%, 04/12/2013 (P)(S)*	50,000,000	50,000,000
6.200%, 07/19/2013 (S)*	14,000,000	14,444,590
Credit Suisse New York 5.000%, 05/15/2013 *	26,444,000	26,879,087
Credit Suisse USA, Inc.
0.593%, 04/12/2013 (P)*	65,051,000	65,098,723
Deutsche Bank AG 4.875%, 05/20/2013 *	122,005,000	124,045,071
General Electric Capital Corp.
1.875%, 09/16/2013 *	18,117,000	18,310,736
4.800%, 05/01/2013 *	20,000,000	20,273,240
5.400%, 09/20/2013 *	22,556,000	23,373,426
International Bank for Reconstruction &
Development 0.010%, 01/02/2013 *	6,000,000	5,999,992
JPMorgan Chase & Company
0.280%, 05/28/2013 (P)*	20,000,000	20,000,000
1.650%, 09/30/2013 *	21,119,000	21,316,592
4.750%, 05/01/2013 *	109,795,000	111,321,467
National Australia Bank, Ltd.
0.430%, 04/10/2013 (P)*	50,000,000	50,000,000
Toyota Motor Credit Corp.
0.395%, 07/25/2013 (P)*	60,000,000	60,000,000
0.410%, 06/13/2013 (P)*	85,000,000	85,000,000
Wachovia Corp.
2.083%, 05/01/2013 (P)*	30,000,000	30,173,285
5.500%, 05/01/2013 *	75,000,000	76,158,261
Wells Fargo & Company 4.375%,
01/31/2013 *	50,000,000	50,154,167
Westpac Banking Corp.
0.590%, 04/24/2013 (P)(S)*	50,000,000	50,000,000
0.901%, 04/08/2013 (P)(S)*	18,470,000	18,492,026
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $1,068,848,588)	$ 1,068,848,591

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 17.6%
U.S. Government - 8.2%
U.S. Treasury Bill
0.076%, 03/28/2013 *	70,000,000	69,986,622
0.080%, 05/23/2013 *	50,000,000	49,983,236
0.087%, 05/02/2013 *	65,000,000	64,980,338
0.121%, 06/13/2013 *	9,000,000	8,994,499
0.395%, 06/20/2013 *	50,000,000	49,976,389
U.S. Treasury Note 3.583%, 08/15/2013 *	25,000,000	25,632,742
U.S. Government Agency - 9.4%
Federal Agricultural Mortgage Corp. 0.005%,
01/02/2013 *	50,000,000	49,999,986
Federal Home Loan Bank
0.003%, 01/02/2013 *	50,000,000	49,999,903
0.015%, 01/04/2013 *	4,300,000	4,299,993
0.020%, 01/11/2013 to 02/15/2013 *	156,024,000	156,021,225
0.037%, 01/14/2013 *	50,000,000	49,999,278
0.044%, 02/01/2013 *	1,600,000	1,599,938
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $581,474,149)	$ 581,474,149

CERTIFICATE OF DEPOSIT - 31.2%
Australia & New Zealand Banking Group, Ltd.
0.310%, 05/16/2013 *	80,000,000	80,002,988
Bank of Montreal
0.190%, 01/02/2013 *	90,000,000	90,000,000

The accompanying notes are an integral part of the financial statements.	62
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value
CERTIFICATE OF DEPOSIT (continued)
Bank of Montreal (continued)
0.200%, 01/02/2013 *	$ 20,000,000	$20,000,000
0.200%, 01/07/2013 *	50,000,000	50,000,000
Bank of Nova Scotia
0.330%, 10/09/2013 *	30,000,000	30,000,000
0.500%, 04/18/2013 (P)*	60,000,000	60,000,000
0.745%, 10/18/2013 (P)*	40,000,000	40,124,729
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.560%, 05/14/2013 (P)*	80,000,000	80,002,944
Canadian Imperial Bank of Commerce
0.170%, 12/31/2013 (P)*	103,000,000	103,000,000
Canadian Imperial Bank of Commerce
0.570%, 06/05/2013 (P)*	50,000,000	50,002,149
National Bank of Canada
0.358%, 06/18/2013 *	50,000,000	50,000,000
0.380%, 10/04/2013 *	21,000,000	20,999,992
0.410%, 09/13/2013 (P)*	50,000,000	50,000,000
Royal Bank of Canada
0.403%, 10/07/2013 (P)*	100,000,000	100,000,000
Toronto-Dominion Bank
0.180%, 01/07/2013 *	30,000,000	30,000,000
0.305%, 10/15/2013 *	25,000,000	25,000,000
0.330%, 09/10/2013 *	50,000,000	50,000,000
Westpac Banking Corp. 0.590%, 04/24/2013 *	100,000,000	100,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $1,029,132,802)		$ 1,029,132,802

REPURCHASE AGREEMENT - 2.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $83,200,046 on 01/02/2013,
collateralized by $64,910,000 U.S. Treasury
Bond 10.625% due 08/15/2015 (valued at
$84,869,825, including interest)	83,200,000	83,200,000
TOTAL REPURCHASE AGREEMENT (Cost $83,200,000)		$ 83,200,000
Total Investments (Money Market Trust)
(Cost $3,320,475,670) - 100.6%		$ 3,320,475,670
Other assets and liabilities, net - (0.6%)		(20,363,372)
TOTAL NET ASSETS - 100.0%		$ 3,300,112,298

Money Market Trust B
	Shares or Principal Amount	Value
COMMERCIAL PAPER - 23.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.430%, 03/13/2013 *	$ 5,000,000	4,995,760
0.170%, 01/02/2013 *	10,000,000	9,999,953
CPPIB Capital, Inc. 0.130%, 01/02/2013 (S)*	6,000,000	5,999,978
Deutsche Bank Financial LLC 0.150%,
01/02/2013 *	7,000,000	6,999,971
National Australia Funding
0.330%, 09/10/2013 (S)*	5,000,000	4,988,450
National Rural Utilities Cooperative
Finance Corp. 0.140%, 01/04/2013 *	11,450,000	11,449,866
Old Line Funding LLC
0.160%, 01/31/2013 (S)*	25,000,000	24,996,667
Rabobank USA Financial Corp. 0.150%,
01/02/2013 *	2,000,000	1,999,992
Scotiabanc, Inc. 0.135%, 01/02/2013 (S)*	4,000,000	3,999,985
Sigma-Aldrich Corp. 0.120%, 01/03/2013 (S)*	25,000,000	24,999,833

Money Market Trust B (continued)

	Shares or Principal Amount	Value
COMMERCIAL PAPER (continued)
Thunder Bay Funding LLC
0.160%, 01/28/2013 (S)*	$ 25,000,000	$24,997,000
Toyota Motor Credit Corp. 0.140%,
01/02/2013 *	1,000,000	999,996
TOTAL COMMERCIAL PAPER (Cost $126,427,451)		$ 126,427,451

CORPORATE INTEREST-BEARING
OBLIGATIONS - 31.9%
American Honda Finance Corp.
0.580%, 01/17/2013 (P)(S)*	2,000,000	2,000,346
0.463%, 05/02/2013 (P)(S)*	2,000,000	2,000,852
0.393%, 08/02/2013 (P)(S)*	10,000,000	10,000,000
0.340%, 11/08/2013 (P)(S)*	5,000,000	5,000,000
0.331%, 12/05/2013 (P)(S)*	4,000,000	4,000,000
ANZ National International, Ltd.
6.200%, 07/19/2013 (S)*	2,000,000	2,063,513
0.393%, 04/12/2013 (P)(S)*	10,000,000	10,000,000
Credit Suisse New York 5.000%, 05/15/2013 *	5,000,000	5,081,235
Credit Suisse USA, Inc.
0.593%, 04/12/2013 (P)*	10,000,000	10,007,336
Deutsche Bank AG 4.875%, 05/20/2013 *	14,485,000	14,726,935
General Electric Capital Corp.
5.450%, 01/15/2013 *	5,000,000	5,009,423
4.800%, 05/01/2013 *	5,000,000	5,068,310
1.875%, 09/16/2013 *	5,400,000	5,456,861
General Electric Company 5.000%,
02/01/2013 *	5,000,000	5,019,064
JPMorgan Chase & Company
4.750%, 05/01/2013 *	17,000,000	17,235,299
1.650%, 09/30/2013 *	3,000,000	3,027,966
0.280%, 05/28/2013 (P)*	5,000,000	5,000,000
National Australia Bank, Ltd.
0.430%, 04/10/2013 (P)*	7,000,000	7,000,000
Toyota Motor Credit Corp.
0.410%, 06/13/2013 (P)*	15,000,000	15,000,000
0.395%, 07/25/2013 (P)*	10,000,000	10,000,000
Wachovia Corp.
5.500%, 05/01/2013 *	15,000,000	15,231,652
2.083%, 05/01/2013 (P)*	4,553,000	4,579,299
Wells Fargo & Company 4.375%,
01/31/2013 *	5,000,000	5,015,417
Westpac Banking Corp.
0.570%, 04/12/2013 (P)(S)*	5,000,000	5,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $172,523,508)		$ 172,523,508

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 14.9%
U.S. Government - 10.2%
U.S. Treasury Bill
0.024%, 01/31/2013 *	5,000,000	4,999,396
0.055%, 03/28/2013 *	15,000,000	14,997,132
0.076%, 04/04/2013 *	5,000,000	4,997,836
0.087%, 05/02/2013 *	10,000,000	9,996,975
0.094%, 06/20/2013 *	5,000,000	4,997,639
0.121%, 06/13/2013 *	10,000,000	9,993,888
U.S. Treasury Note 4.250%, 08/15/2013 *	5,000,000	5,126,548
U.S. Government Agency - 4.7%
Federal Home Loan Bank
0.020%, 01/11/2013 *	20,000,000	19,999,722
0.090%, 04/24/2013 *	5,650,000	5,648,404
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $80,757,540)		$ 80,757,540

The accompanying notes are an integral part of the financial statements.	63
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or Principal Amount	Value
CERTIFICATE OF DEPOSIT - 28.2%
Australia & New Zealand Banking Group, Ltd.
0.310%, 05/16/2013 (P)*	$ 10,000,000	$10,000,374
Bank of Montreal 0.190%, 01/02/2013 *	26,000,000	26,000,000
Bank of Nova Scotia
0.745%, 10/18/2013 (P)*	6,500,000	6,520,269
0.420%, 04/18/2013 (P)*	10,000,000	10,000,000
0.330%, 10/09/2013 *	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.560%, 05/14/2013 (P)*	10,000,000	10,000,368
Canadian Imperial Bank of Commerce
0.570%, 06/05/2013 (P)*	10,000,000	10,000,430
0.374%, 04/04/2013 (P)*	8,000,000	8,000,000
0.170%, 12/31/2013 (P)*	7,000,000	7,000,000
Deutsche Bank AG 0.975%, 01/18/2013 (P)*	2,340,000	2,340,711
National Bank of Canada
0.410%, 09/13/2013 (P)*	8,000,000	8,000,000
0.380%, 10/04/2013 (P)*	4,000,000	3,999,999
0.358%, 06/18/2013 *	5,000,000	5,000,000
Royal Bank of Canada
0.403%, 10/07/2013 (P)*	15,000,000	15,000,000
Toronto-Dominion Bank
0.330%, 09/10/2013 *	5,000,000	5,000,000
0.180%, 01/22/2013 *	2,850,000	2,850,000
Westpac Banking Corp.
0.650%, 02/12/2013 (P)(S)*	3,000,000	3,000,137
0.590%, 04/24/2013 *	15,000,000	15,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $152,712,288)	$ 152,712,288
Total Investments (Money Market Trust B)
(Cost $532,420,787) - 98.3%	$ 532,420,787
Other assets and liabilities, net - 1.7%		9,286,184
TOTAL NET ASSETS - 100.0%		$ 541,706,971

New Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 50.2%
U.S. Government - 17.3%
Treasury Inflation Protected Securities
1.875%, 07/15/2013	$ 41,648,280	$42,318,567
2.000%, 07/15/2014	17,524,130	18,490,691
U.S. Treasury Bonds
4.625%, 02/15/2040	48,160,000	64,850,426
5.375%, 02/15/2031	25,500,000	36,313,581
6.750%, 08/15/2026	9,780,000	15,085,650
U.S. Treasury Notes
0.125%, 09/30/2013	13,155,000	13,151,409
0.625%, 11/30/2017	23,060,000	22,973,525
0.875%, 02/28/2017	176,240,000	178,497,987
1.250%, 03/15/2014	45,335,000	45,898,151
2.125%, 08/15/2021	20,595,000	21,631,176
2.250%, 05/31/2014	25,575,000	26,302,302
2.625%, 04/30/2016	6,640,000	7,121,400
U.S. Treasury Strips, PO
3.742%, 05/15/2021	220,000	193,105
		492,827,970

New Income Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency - 32.9%
Federal Home Loan Bank
5.250%, 06/18/2014	$ 510,000	$547,520
Federal Home Loan Mortgage Corp.
1.000%, 09/29/2017	7,115,000	7,189,757
2.379%, 01/01/2036 (P)	112,595	118,834
2.695%, 06/01/2037 (P)	275,248	294,300
2.711%, 09/01/2035 (P)	50,600	53,907
2.725%, 07/01/2035 (P)	23,372	25,029
2.728%, 07/01/2035 (P)	44,368	47,515
2.735%, 01/01/2037 (P)	44,524	47,877
2.747%, 04/01/2037 (P)	147,127	154,920
2.762%, 10/01/2036 (P)	198,660	212,904
2.771%, 02/01/2035 (P)	77,666	83,180
2.781%, 02/01/2037 (P)	92,200	98,673
2.835%, 05/01/2037 (P)	45,394	48,308
2.900%, 11/01/2035 (P)	26,939	28,579
2.903%, 03/01/2036 (P)	101,059	106,923
2.910%, 09/01/2032 (P)	2,520	2,700
2.925%, 02/01/2037 (P)	194,414	206,555
3.000%, 01/01/2043	16,340,000	17,084,589
3.130%, 02/01/2037 (P)	41,137	44,122
3.500%, 07/01/2042	13,823,893	14,698,686
4.000%, 08/01/2040 to 02/01/2041	18,178,185	19,421,332
4.500%, 11/01/2018 to 12/01/2040	38,499,899	41,363,821
4.574%, 06/01/2038 (P)	72,458	76,763
4.741%, 07/01/2038 (P)	85,881	91,372
5.000%, 10/01/2018 to 08/01/2040	27,395,998	29,607,272
5.358%, 02/01/2038 (P)	129,804	139,216
5.387%, 01/01/2036 (P)	2,697	2,846
5.500%, 03/01/2018 to 12/01/2039	962,171	1,034,460
5.883%, 12/01/2036 (P)	62,730	67,136
5.945%, 10/01/2036 (P)	120,358	128,746
5.984%, 11/01/2036 (P)	57,355	61,953
6.000%, 03/01/2014 to 08/01/2038	1,234,374	1,357,056
6.041%, 10/01/2036 (P)	111,262	119,060
6.273%, 08/01/2036 (P)	68,266	73,190
6.500%, 05/01/2017 to 03/01/2037	489,062	550,938
7.000%, 02/01/2024 to 06/01/2032	11,104	12,696
7.500%, 05/01/2024 to 06/01/2024	1,787	2,054
10.500%, 05/01/2019	88	101
Federal National Mortgage Association
0.875%, 08/28/2017 to 10/26/2017	22,055,000	22,135,949
2.111%, 10/01/2033 (P)	43,236	45,033
2.200%, 06/01/2037 (P)	56,080	58,726
2.237%, 12/01/2035 (P)	7,205	7,514
2.384%, 07/01/2027 (P)	595	613
2.500%, 12/01/2027	11,180,334	11,696,277
2.514%, 12/01/2035 (P)	10,297	10,816
2.613%, 07/01/2035 (P)	37,117	39,539
2.653%, 07/01/2036 (P)	260,229	278,253
2.668%, 11/01/2035 (P)	82,127	87,653
2.724%, 09/01/2035 (P)	170,545	179,661
2.748%, 08/01/2037 to 09/01/2037 (P)	75,796	81,361
2.770%, 12/01/2035 (P)	7,869	8,452
2.776%, 08/01/2036 (P)	116,612	123,258
2.806%, 12/01/2035 (P)	25,740	27,301
2.811%, 01/01/2037 (P)	68,679	73,851
3.000%, 06/01/2027 to 11/01/2042	59,618,619	62,661,823
3.040%, 12/01/2036 (P)	96,593	103,604
3.500%, 12/01/2026 to 11/01/2042	45,262,259	48,138,149
3.875%, 07/12/2013	2,155,000	2,197,794
4.000%, 06/01/2025 to 02/01/2042	140,441,202	150,410,374

The accompanying notes are an integral part of the financial statements.	64
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
4.375%, 10/15/2015	$ 825,000		$916,040
4.500%, 05/01/2019 to 12/01/2041		129,179,538	139,510,154
4.625%, 10/15/2014		660,000	711,069
4.755%, 05/01/2038 (P)		55,844	59,490
4.816%, 04/01/2038 (P)		67,894	72,290
4.830%, 05/01/2038 (P)		165,205	175,725
4.875%, 12/15/2016		350,000	407,797
4.907%, 05/01/2038 (P)		185,058	197,344
4.930%, 08/01/2038 (P)		48,562	52,009
5.000%, 03/01/2018 to 07/01/2041		75,303,782	81,946,274
5.500%, 07/01/2013 to 04/01/2040		78,503,229	85,399,654
5.553%, 01/01/2019 (P)		388	420
5.966%, 09/01/2036 (P)		44,988	48,131
6.000%, 09/01/2017 to 04/01/2040		58,152,064	63,877,257
6.500%, 06/01/2013 to 06/01/2039		10,427,971	11,629,899
7.000%, 12/01/2029 to 04/01/2037		16,696	19,121
Government National
Mortgage Association
2.500%, 05/20/2027 to 09/20/2027		11,451,509	12,038,118
3.000%, 06/20/2027 to 08/20/2042		26,137,349	27,798,902
3.500%, 09/20/2042		8,704,842	9,458,802
4.000%, 02/15/2041		752,836	836,324
4.500%, 01/15/2019 to 11/20/2040		14,880,714	16,355,998
5.000%, 01/15/2019 to 03/20/2041		22,371,329	24,612,981
5.500%, 02/15/2029 to 12/20/2039		13,022,088	14,484,985
6.000%, 05/15/2013 to 07/20/2039		9,450,468	10,537,883
6.500%, 12/15/2014 to 09/15/2038		3,241,735	3,681,682
7.000%, 04/15/2017 to 10/20/2036		1,234,487	1,428,557
9.250%, 10/15/2016 to 12/15/2019		2,868	3,204
9.750%, 07/15/2017 to 02/15/2021		2,725	3,046
10.250%, 11/15/2020		1,534	1,734
11.750%, 08/15/2013		177	180
12.250%, 02/15/2015		158	169
12.750%, 12/20/2013 to 11/20/2014		307	327
			939,836,457
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,405,522,755)		$ 1,432,664,427

FOREIGN GOVERNMENT
OBLIGATIONS - 2.1%
Bermuda - 0.1%
Government of Bermuda
5.603%, 07/20/2020 (S)		2,190,000	2,575,650
Brazil - 0.8%
Federative Republic of Brazil
4.875%, 01/22/2021		1,000,000	1,205,000
5.625%, 01/07/2041		2,250,000	2,947,500
6.000%, 05/15/2015 to 05/15/2017	BRL	8,316,000	10,237,333
10.000%, 01/01/2014 to 01/01/2023		17,131,000	8,661,219
			23,051,052
Chile - 0.1%
Republic of Chile
3.875%, 08/05/2020	$ 1,820,000		2,052,050
Germany - 0.1%
Federal Republic of Germany
2.500%, 07/04/2044	EUR	2,390,000	3,399,962

New Income Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.5%
Government of Mexico
2.500%, 12/10/2020	MXN	34,015,126	$2,866,678
8.500%, 11/18/2038		123,020,000	12,026,682
			14,893,360
Morocco - 0.1%
Morocco Government International Bond
4.250%, 12/11/2022 (S)	$ 1,430,000		1,440,725
Netherlands - 0.0%
MDC-GMTN B.V.
5.750%, 05/06/2014 (S)		350,000	369,688
Poland - 0.1%
Republic of Poland
3.875%, 07/16/2015		2,190,000	2,348,775
Sweden - 0.1%
Svensk Exportkredit AB
5.125%, 03/01/2017		2,420,000	2,810,215
Turkey - 0.2%
Republic of Turkey
6.000%, 01/14/2041		5,425,000	6,767,688
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $56,541,910)		$ 59,709,165

CORPORATE BONDS - 28.0%
Consumer Discretionary - 3.5%
British Sky Broadcasting Group PLC
3.125%, 11/26/2022 (S)		1,400,000	1,393,477
9.500%, 11/15/2018 (S)		590,000	820,915
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020		125,000	124,688
Comcast Corp.
3.125%, 07/15/2022		2,210,000	2,299,801
6.950%, 08/15/2037		3,680,000	4,977,520
COX Communications, Inc.
3.250%, 12/15/2022 (S)		935,000	963,082
8.375%, 03/01/2039 (S)		2,615,000	4,002,966
DIRECTV Holdings LLC
2.400%, 03/15/2017		3,415,000	3,496,926
5.875%, 10/01/2019		1,750,000	2,066,761
DISH DBS Corp.
6.750%, 06/01/2021		3,810,000	4,343,400
Dollar General Corp.
4.125%, 07/15/2017		1,355,000	1,422,750
Eaton Corp.
4.000%, 11/02/2032 (S)		1,600,000	1,641,338
Ford Motor Credit Company LLC
3.875%, 01/15/2015		2,870,000	2,992,781
5.750%, 02/01/2021		9,680,000	11,134,575
General Motors Financial Company, Inc.
6.750%, 06/01/2018		1,400,000	1,605,465
Hyatt Hotels Corp.
3.875%, 08/15/2016		4,495,000	4,785,233
5.750%, 08/15/2015 (S)		4,020,000	4,412,730
Kohl’s Corp.
3.250%, 02/01/2023		1,640,000	1,590,483
Marriott International, Inc.
3.000%, 03/01/2019		1,970,000	2,026,001
NBCUniversal Media LLC
2.875%, 01/15/2023		2,705,000	2,713,215
5.150%, 04/30/2020		5,325,000	6,307,042

The accompanying notes are an integral part of the financial statements.	65
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Newell Rubbermaid, Inc.
2.050%, 12/01/2017	$ 1,250,000	$1,260,385
News America, Inc.
6.150%, 03/01/2037	3,620,000	4,431,180
7.850%, 03/01/2039	190,000	265,589
NVR, Inc.
3.950%, 09/15/2022	1,710,000	1,770,045
O’Reilly Automotive, Inc.
3.800%, 09/01/2022	860,000	893,828
4.875%, 01/14/2021	3,970,000	4,393,226
Omnicom Group, Inc.
4.450%, 08/15/2020	575,000	639,239
6.250%, 07/15/2019	4,850,000	5,913,828
QVC, Inc.
7.500%, 10/01/2019 (S)	400,000	441,226
TCM Sub LLC
3.550%, 01/15/2015 (S)	2,410,000	2,518,260
The Interpublic Group of Companies, Inc.
4.000%, 03/15/2022	2,365,000	2,445,930
10.000%, 07/15/2017	2,250,000	2,458,125
Time Warner Cable, Inc.
5.500%, 09/01/2041	3,700,000	4,105,087
Virgin Media Secured Finance PLC
5.250%, 01/15/2021	1,670,000	1,948,122
WPP Finance 2010
4.750%, 11/21/2021	1,995,000	2,158,526
WPP Finance UK
8.000%, 09/15/2014	80,000	88,467
		100,852,212
Consumer Staples - 1.3%
Altria Group, Inc.
4.750%, 05/05/2021	4,490,000	5,083,430
9.250%, 08/06/2019	1,805,000	2,509,161
Bunge Ltd. Finance Corp.
3.200%, 06/15/2017	1,970,000	2,055,275
Bunge NA Finance LP
5.900%, 04/01/2017	870,000	987,478
Bunge, Ltd. Finance Corp.
4.100%, 03/15/2016	1,405,000	1,508,924
8.500%, 06/15/2019	1,365,000	1,755,064
Delhaize Group SA
6.500%, 06/15/2017	3,055,000	3,466,741
Dr Pepper Snapple Group, Inc.
2.000%, 01/15/2020	655,000	652,420
3.200%, 11/15/2021	1,415,000	1,463,556
Energizer Holdings, Inc.
4.700%, 05/24/2022	3,440,000	3,679,628
Heineken NV
2.750%, 04/01/2023 (S)	2,225,000	2,181,991
Pernod-Ricard SA
4.450%, 01/15/2022 (S)	1,830,000	2,021,811
Reynolds American, Inc.
3.250%, 11/01/2022	2,170,000	2,177,202
7.625%, 06/01/2016	1,125,000	1,345,634
Tyson Foods, Inc.
4.500%, 06/15/2022	2,875,000	3,108,933
Wesfarmers, Ltd.
2.983%, 05/18/2016 (S)	2,345,000	2,453,953
		36,451,201
Energy - 5.2%
Antero Resources Finance Corp.
7.250%, 08/01/2019	675,000	735,750

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Boardwalk Pipelines LP
5.750%, 09/15/2019	$ 415,000	$468,728
Buckeye Partners LP
4.875%, 02/01/2021	2,015,000	2,084,951
Canadian Natural Resources, Ltd.
5.150%, 02/01/2013	275,000	275,964
6.250%, 03/15/2038	4,125,000	5,300,002
6.450%, 06/30/2033	65,000	82,430
Colorado Interstate Gas Company
5.950%, 03/15/2015	125,000	136,409
DCP Midstream LLC
9.700%, 12/01/2013 (S)	740,000	797,166
DCP Midstream Operating LP
2.500%, 12/01/2017	955,000	949,562
3.250%, 10/01/2015	1,085,000	1,116,502
Diamond Offshore Drilling, Inc.
5.875%, 05/01/2019	200,000	246,646
El Paso Natural Gas Company
5.950%, 04/15/2017	98,000	113,270
Enbridge Energy Partners LP
5.500%, 09/15/2040	1,190,000	1,316,220
Energy Transfer Partners LP
5.200%, 02/01/2022	3,120,000	3,555,440
Enterprise Products Operating LLC
5.950%, 02/01/2041	2,755,000	3,316,659
7.550%, 04/15/2038	520,000	714,398
EQT Corp.
4.875%, 11/15/2021	4,800,000	5,147,765
Gazprom OAO
4.950%, 05/23/2016 (S)	2,475,000	2,657,531
7.288%, 08/16/2037	140,000	182,322
8.625%, 04/28/2034	2,365,000	3,403,637
Gulf South Pipeline Company, LP
4.000%, 06/15/2022 (S)	2,105,000	2,219,421
Hess Corp.
6.000%, 01/15/2040	2,325,000	2,828,502
7.875%, 10/01/2029	1,724,000	2,392,278
8.125%, 02/15/2019	290,000	381,401
Kinder Morgan Energy Partners LP
3.950%, 09/01/2022	4,385,000	4,683,513
4.150%, 03/01/2022	870,000	941,617
Magellan Midstream Partners LP
4.250%, 02/01/2021	455,000	502,046
6.550%, 07/15/2019	355,000	438,520
Murphy Oil Corp.
4.000%, 06/01/2022	2,065,000	2,079,207
Nabors Industries, Inc.
4.625%, 09/15/2021	2,155,000	2,316,963
9.250%, 01/15/2019	3,790,000	5,007,155
National Gas Company of Trinidad &
Tobago, Ltd.
6.050%, 01/15/2036 (S)	100,000	106,500
Noble Energy, Inc.
6.000%, 03/01/2041	2,665,000	3,201,267
Noble Holding International, Ltd.
5.250%, 03/15/2042	4,230,000	4,497,268
NuStar Logistics LP
4.800%, 09/01/2020	2,290,000	2,210,127
7.900%, 04/15/2018	185,000	209,034
Pemex Project Funding Master Trust
6.625%, 06/15/2035	2,340,000	2,971,800
Petrobras International Finance Company
5.750%, 01/20/2020	1,805,000	2,053,043

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Petrobras International Finance
Company (continued)
5.875%, 03/01/2018	$ 2,680,000	$3,067,252
7.875%, 03/15/2019	2,366,000	2,953,213
Petrohawk Energy Corp.
7.250%, 08/15/2018	1,920,000	2,166,768
Petroleos Mexicanos
4.875%, 01/24/2022	4,240,000	4,784,840
5.500%, 06/27/2044	3,855,000	4,240,500
6.500%, 06/02/2041	1,775,000	2,227,625
Phillips 66
4.300%, 04/01/2022 (S)	1,875,000	2,092,899
Pioneer Natural Resources Company
3.950%, 07/15/2022	2,700,000	2,826,190
Plains All American Pipeline LP
2.850%, 01/31/2023	1,825,000	1,805,956
5.750%, 01/15/2020	2,165,000	2,614,666
Reliance Holdings USA, Inc.
4.500%, 10/19/2020 (S)	1,690,000	1,767,914
5.400%, 02/14/2022 (S)	1,895,000	2,117,352
Rowan Companies, Inc.
4.875%, 06/01/2022	1,190,000	1,291,076
5.000%, 09/01/2017	2,885,000	3,203,870
7.875%, 08/01/2019	360,000	444,186
Southeast Supply Header LLC
4.850%, 08/15/2014 (S)	440,000	458,760
Southern Natural Gas Company
5.900%, 04/01/2017 (S)	98,000	115,117
Swift Energy Company
7.875%, 03/01/2022 (S)	4,100,000	4,310,125
8.875%, 01/15/2020	250,000	271,875
Talisman Energy, Inc.
3.750%, 02/01/2021	2,350,000	2,519,146
TransCanada PipeLines, Ltd.
2.500%, 08/01/2022	2,915,000	2,917,440
Transocean, Inc.
2.500%, 10/15/2017	3,180,000	3,212,299
5.050%, 12/15/2016	1,940,000	2,159,414
Valero Energy Corp.
6.125%, 06/15/2017	1,880,000	2,239,159
9.375%, 03/15/2019	150,000	206,177
Weatherford International, Ltd.
4.500%, 04/15/2022	480,000	508,874
6.750%, 09/15/2040	2,095,000	2,369,696
9.625%, 03/01/2019	2,035,000	2,653,117
Western Gas Partners LP
4.000%, 07/01/2022	4,565,000	4,804,617
Williams Companies, Inc.
3.700%, 01/15/2023	3,205,000	3,228,970
Williams Partners LP
3.350%, 08/15/2022	2,835,000	2,879,303
4.125%, 11/15/2020	2,275,000	2,468,038
6.300%, 04/15/2040	2,365,000	2,883,458
		149,450,906
Financials - 8.8%
American International Group, Inc.
4.875%, 06/01/2022	5,945,000	6,779,648
6.400%, 12/15/2020	700,000	867,775
Ameriprise Financial, Inc.
7.300%, 06/28/2019	2,530,000	3,268,750
AvalonBay Communities, Inc.
2.950%, 09/15/2022	4,345,000	4,323,093

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Banco Santander Chile
3.875%, 09/20/2022 (S)	$ 2,810,000	$2,877,392
Bank of America Corp.
3.875%, 03/22/2017	2,795,000	3,030,286
5.650%, 05/01/2018	13,785,000	16,032,065
Barclays Bank PLC
5.200%, 07/10/2014	1,750,000	1,862,030
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	3,280,000	3,759,625
Boardwalk Pipelines LP
3.375%, 02/01/2023	3,895,000	3,820,964
BPCE SA
2.375%, 10/04/2013 (S)	4,320,000	4,359,684
Burlington Northern Santa Fe LLC
3.050%, 09/01/2022	1,305,000	1,345,815
Citigroup, Inc.
6.125%, 05/15/2018	8,220,000	9,847,256
CNA Financial Corp.
5.875%, 08/15/2020	2,665,000	3,141,419
Discover Financial Services
3.850%, 11/21/2022 (S)	1,144,000	1,179,109
DNB Bank ASA
3.200%, 04/03/2017 (S)	4,440,000	4,727,357
Equity One, Inc.
3.750%, 11/15/2022	4,035,000	3,981,645
Federal Realty Investment Trust
5.900%, 04/01/2020	720,000	849,362
Fifth Third Bancorp
3.500%, 03/15/2022	1,705,000	1,785,016
3.625%, 01/25/2016	2,780,000	2,969,529
6.250%, 05/01/2013	1,655,000	1,686,428
8.250%, 03/01/2038	1,900,000	2,710,361
General Electric Capital Corp.
5.300%, 02/11/2021	9,575,000	11,104,051
6.875%, 01/10/2039	6,270,000	8,500,195
Hospitality Properties Trust
7.875%, 08/15/2014	235,000	250,868
HSBC Holdings PLC
5.100%, 04/05/2021	3,230,000	3,810,570
6.500%, 05/02/2036	2,375,000	2,959,870
International Lease Finance Corp.
6.625%, 11/15/2013	695,000	721,063
Invesco Finance PLC
3.125%, 11/30/2022	1,665,000	1,681,226
Janus Capital Group, Inc.
6.700%, 06/15/2017	625,000	714,099
Jefferies Group, Inc.
3.875%, 11/09/2015	1,755,000	1,812,038
5.875%, 06/08/2014	176,000	184,800
8.500%, 07/15/2019	2,220,000	2,652,900
JPMorgan Chase & Company
4.500%, 01/24/2022	15,430,000	17,436,579
KeyCorp
3.750%, 08/13/2015	2,405,000	2,573,473
5.100%, 03/24/2021	1,195,000	1,390,852
Kilroy Realty LP
4.800%, 07/15/2018	2,390,000	2,661,471
6.625%, 06/01/2020	2,330,000	2,801,611
Morgan Stanley
3.800%, 04/29/2016	6,955,000	7,299,426
4.000%, 07/24/2015	4,800,000	5,021,798
6.000%, 04/28/2015	1,350,000	1,470,335
6.625%, 04/01/2018	2,390,000	2,815,776

The accompanying notes are an integral part of the financial statements.	67
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Nationstar Mortgage LLC
9.625%, 05/01/2019 (S)	$ 375,000	$421,875
Neuberger Berman Group LLC
5.875%, 03/15/2022 (S)	4,295,000	4,552,700
Nordea Bank AB
3.125%, 03/20/2017 (S)	3,750,000	3,991,924
4.875%, 05/13/2021 (S)	4,978,000	5,335,097
Principal Financial Group, Inc.
3.300%, 09/15/2022	785,000	795,406
6.050%, 10/15/2036	180,000	222,196
8.875%, 05/15/2019	200,000	268,176
ProLogis LP
4.500%, 08/15/2017	2,665,000	2,905,207
6.625%, 12/01/2019	1,825,000	2,172,841
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,801,707
Prudential Financial, Inc.
5.375%, 06/21/2020	2,420,000	2,826,567
Rabobank NV
3.950%, 11/09/2022	2,250,000	2,301,458
Raymond James Financial, Inc.
4.250%, 04/15/2016	900,000	946,009
RCI Banque SA
4.600%, 04/12/2016 (S)	3,215,000	3,375,660
Regency Centers LP
6.000%, 06/15/2020	1,065,000	1,252,762
Regions Financial Corp.
5.750%, 06/15/2015	800,000	865,000
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	1,720,000	1,892,050
5.625%, 03/15/2017	2,275,000	2,568,903
6.450%, 11/15/2019	705,000	821,332
SLM Corp.
5.375%, 05/15/2014	350,000	365,930
6.000%, 01/25/2017	5,830,000	6,310,975
6.250%, 01/25/2016	2,335,000	2,539,313
8.450%, 06/15/2018	1,075,000	1,257,750
Sun Life Financial Global Funding LP
0.561%, 10/06/2013 (P)(S)	250,000	249,434
SunTrust Banks, Inc.
3.600%, 04/15/2016	2,215,000	2,365,356
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	4,175,000	4,418,298
5.750%, 01/24/2022	1,900,000	2,243,929
6.250%, 02/01/2041	2,450,000	2,997,651
6.750%, 10/01/2037	6,180,000	6,987,065
U.S. Bancorp
3.442%, 02/01/2016	3,545,000	3,732,222
UnionBanCal Corp.
3.500%, 06/18/2022	410,000	431,955
Unum Group
5.625%, 09/15/2020	1,040,000	1,187,228
5.750%, 08/15/2042	1,560,000	1,665,962
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	555,000	627,886
Ventas Realty LP
2.000%, 02/15/2018	1,420,000	1,420,373
3.125%, 11/30/2015	835,000	880,211
3.250%, 08/15/2022	2,240,000	2,193,840
4.000%, 04/30/2019	2,170,000	2,330,858
WEA Finance LLC
3.375%, 10/03/2022 (S)	2,420,000	2,484,178
		250,074,894

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health Care - 1.2%
AbbVie, Inc.
2.900%, 11/06/2022 (S)	$ 1,705,000	$1,734,266
Aetna, Inc.
2.750%, 11/15/2022	1,835,000	1,817,707
Agilent Technologies, Inc.
3.200%, 10/01/2022	1,210,000	1,222,847
Community Health Systems, Inc.
8.000%, 11/15/2019	4,150,000	4,492,375
Express Scripts Holding Company
3.900%, 02/15/2022 (S)	1,920,000	2,068,011
Express Scripts, Inc.
6.250%, 06/15/2014	1,380,000	1,486,092
Kaiser Foundation Hospitals
3.500%, 04/01/2022	2,455,000	2,585,852
Life Technologies Corp.
3.500%, 01/15/2016	3,455,000	3,635,572
Medtronic, Inc.
3.000%, 03/15/2015	4,145,000	4,355,168
Novant Health Inc
5.850%, 11/01/2019	1,445,000	1,686,802
UnitedHealth Group, Inc.
4.625%, 11/15/2041	2,165,000	2,304,287
Watson Pharmaceuticals, Inc.
3.250%, 10/01/2022	2,470,000	2,518,622
4.625%, 10/01/2042	965,000	1,001,603
WellPoint, Inc.
3.300%, 01/15/2023	2,685,000	2,751,537
		33,660,741
Industrials - 2.1%
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	1,431,921	1,657,448
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	385,695	445,478
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	1,002,061	1,089,742
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	1,150,000	1,210,375
CSX Corp.
5.750%, 03/15/2013	290,000	292,989
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	563,707	645,445
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	882,372	961,785
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	553,756	610,516
ERAC USA Finance LLC
2.250%, 01/10/2014 (S)	1,565,000	1,580,946
3.300%, 10/15/2022 (S)	755,000	763,509
5.250%, 10/01/2020 (S)	3,300,000	3,770,356
GATX Corp.
3.500%, 07/15/2016	1,590,000	1,656,914
4.850%, 06/01/2021	2,730,000	2,866,399
Heathrow Funding, Ltd.
4.875%, 07/15/2021 (S)	4,280,000	4,658,138
L-3 Communications Corp.
4.750%, 07/15/2020	4,995,000	5,562,627

The accompanying notes are an integral part of the financial statements.	68
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
L-3 Communications Corp. (continued)
4.950%, 02/15/2021	$ 580,000	$653,797
Odebrecht Finance, Ltd.
5.125%, 06/26/2022 (S)	3,005,000	3,260,425
Owens Corning
4.200%, 12/15/2022	1,895,000	1,925,049
Republic Services, Inc.
3.550%, 06/01/2022	2,285,000	2,379,713
5.700%, 05/15/2041	3,950,000	4,710,016
Roper Industries, Inc.
1.850%, 11/15/2017	770,000	769,139
6.250%, 09/01/2019	2,835,000	3,385,537
Smiths Group PLC
3.625%, 10/12/2022 (S)	300,000	297,913
Southwest Airlines Company
5.125%, 03/01/2017	3,710,000	4,104,243
Union Pacific Corp.
4.750%, 09/15/2041	3,475,000	3,885,933
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	930,000	946,275
Valmont Industries, Inc.
6.625%, 04/20/2020	2,505,000	2,946,882
Verisk Analytics, Inc.
5.800%, 05/01/2021	2,000,000	2,239,194
		59,276,783
Information Technology - 0.6%
Affiliated Computer Services, Inc.
5.200%, 06/01/2015	1,095,000	1,176,953
Avnet, Inc.
4.875%, 12/01/2022	2,640,000	2,688,711
Fiserv, Inc.
3.125%, 06/15/2016	1,215,000	1,275,989
3.500%, 10/01/2022	2,190,000	2,227,212
Hewlett-Packard Company
3.000%, 09/15/2016	4,470,000	4,497,343
Xerox Corp.
2.950%, 03/15/2017	4,095,000	4,200,237
6.350%, 05/15/2018	485,000	559,144
		16,625,589
Materials - 0.7%
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021	1,445,000	1,535,409
5.125%, 07/09/2013	70,000	71,136
Corp. Nacional del Cobre de Chile
7.500%, 01/15/2019 (S)	260,000	334,739
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)	1,745,000	1,977,628
International Paper Company
4.750%, 02/15/2022	6,135,000	6,934,851
9.375%, 05/15/2019	400,000	545,095
Newcrest Finance Pty, Ltd.
4.450%, 11/15/2021 (S)	4,230,000	4,448,175
Rock-Tenn Company
4.000%, 03/01/2023 (S)	2,280,000	2,313,594
Teck Resources, Ltd.
2.500%, 02/01/2018	830,000	846,947
		19,007,574
Telecommunication Services - 2.1%
America Movil SAB de CV
5.625%, 11/15/2017	4,935,000	5,906,356

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
American Tower Corp.
4.700%, 03/15/2022	$ 1,855,000	$2,050,233
5.050%, 09/01/2020	3,410,000	3,820,711
7.250%, 05/15/2019	3,768,000	4,618,600
AT&T, Inc.
5.550%, 08/15/2041	3,695,000	4,421,411
6.450%, 06/15/2034	385,000	488,026
CC Holdings GS V LLC
3.849%, 04/15/2023 (S)	5,480,000	5,568,277
7.750%, 05/01/2017 (S)	1,495,000	1,587,391
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	3,988,000	4,799,542
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (S)	1,335,000	1,414,603
Qwest Corp.
3.558%, 06/15/2013 (P)	125,000	125,962
7.500%, 10/01/2014	175,000	191,536
SBA Telecommunications, Inc.
8.250%, 08/15/2019	81,000	90,518
SBA Tower Trust
4.254%, 04/15/2015 (S)	5,420,000	5,694,263
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	3,955,000	4,884,425
Telecom Italia Capital SA
5.250%, 11/15/2013 to 10/01/2015	2,555,000	2,675,450
6.175%, 06/18/2014	4,825,000	5,085,550
Telefonica Emisiones SAU
3.992%, 02/16/2016	3,730,000	3,881,065
5.462%, 02/16/2021	1,070,000	1,140,888
5.855%, 02/04/2013	50,000	50,175
6.221%, 07/03/2017	2,290,000	2,547,625
Windstream Corp.
8.125%, 08/01/2013	125,000	129,688
		61,172,295
Utilities - 2.5%
AmeriGas Finance LLC
6.750%, 05/20/2020	325,000	356,688
Appalachian Power Company
6.375%, 04/01/2036	2,010,000	2,518,273
Centrais Eletricas Brasileiras SA
5.750%, 10/27/2021 (S)	3,520,000	3,784,000
Dominion Resources, Inc.
2.750%, 09/15/2022	2,215,000	2,231,896
Duke Energy Corp.
1.625%, 08/15/2017	2,195,000	2,199,954
EDF SA
4.600%, 01/27/2020 (S)	2,900,000	3,252,498
Electricite de France
6.950%, 01/26/2039 (S)	1,875,000	2,500,588
Enogex LLC
6.250%, 03/15/2020 (S)	1,500,000	1,713,257
Exelon Generation Company LLC
6.250%, 10/01/2039	945,000	1,096,005
FirstEnergy Corp.
7.375%, 11/15/2031	3,630,000	4,678,467
Florida Gas Transmission Company, LLC
3.875%, 07/15/2022 (S)	1,920,000	2,021,831
GDF Suez
1.625%, 10/10/2017 (S)	2,040,000	2,037,332
Iberdrola Finance Ireland, Ltd.
3.800%, 09/11/2014 (S)	4,315,000	4,432,096

The accompanying notes are an integral part of the financial statements.	69
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Korea Hydro & Nuclear Power
Company, Ltd.
3.125%, 09/16/2015 (S)	$ 2,315,000	$2,417,318
Massachusetts Electric Company
5.900%, 11/15/2039 (S)	1,750,000	2,212,110
Monongahela Power Company
5.700%, 03/15/2017 (S)	265,000	300,025
Nevada Power Company
6.650%, 04/01/2036	1,400,000	1,894,796
6.750%, 07/01/2037	245,000	338,931
7.125%, 03/15/2019	915,000	1,172,358
NiSource Finance Corp.
5.250%, 02/15/2043	2,250,000	2,374,704
5.950%, 06/15/2041	2,725,000	3,138,249
6.150%, 03/01/2013	102,000	102,847
6.250%, 12/15/2040	1,315,000	1,569,328
Ohio Power Company
5.750%, 09/01/2013	195,000	201,734
Oncor Electric Delivery Company LLC
4.550%, 12/01/2041	1,970,000	1,988,002
ONEOK, Inc.
4.250%, 02/01/2022	2,805,000	3,044,597
PacifiCorp
6.250%, 10/15/2037	3,000,000	4,030,119
Pennsylvania Electric Company
6.150%, 10/01/2038	1,375,000	1,649,164
Piedmont Natural Gas Company, Inc.
6.000%, 12/19/2033	10,000	11,732
PPL Capital Funding, Inc.
3.500%, 12/01/2022	930,000	945,539
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	3,200,000	3,368,931
Public Service Company of Oklahoma
5.150%, 12/01/2019	885,000	1,032,376
San Diego Gas & Electric Company
6.000%, 06/01/2039	750,000	1,024,598
Southern California Edison Company
5.750%, 03/15/2014	160,000	169,834
Southwest Gas Corp.
3.875%, 04/01/2022	1,115,000	1,229,298
Tampa Electric Company
6.150%, 05/15/2037	235,000	317,982
TECO Finance, Inc.
5.150%, 03/15/2020	3,015,000	3,503,852
6.572%, 11/01/2017	35,000	42,196
		70,903,505
TOTAL CORPORATE BONDS (Cost $737,638,840)	$ 797,475,700

MUNICIPAL BONDS - 5.4%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	1,500,000	2,054,790
Chicago Metropolitan Water Reclamation
District (Illinois) 5.720%, 12/01/2038	2,235,000	2,890,280
Chicago Transit Authority, Series A
(Illinois) 6.899%, 12/01/2040	260,000	312,086
City of Chicago (Illinois)
6.395%, 01/01/2040	1,925,000	2,491,855
City of Houston (Texas)
5.000%, 03/01/2023	1,765,000	2,195,889
City of New York (New York)
5.846%, 06/01/2040	2,400,000	3,126,504
5.000%, 04/01/2023	3,000,000	3,689,640

New Income Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
City Public Service Board of San Antonio
(Texas) 5.250%, 02/01/2024	$ 3,605,000	$4,691,439
Commonwealth of Massachusetts
4.500%, 08/01/2031	2,780,000	3,124,859
5.000%, 06/01/2023	1,215,000	1,515,336
5.250%, 09/01/2024	2,410,000	3,173,295
Commonwealth of Pennsylvania
5.000%, 06/01/2024	5,090,000	6,327,939
5.000%, 07/01/2021	2,730,000	3,455,115
County of Harris, TX 5.000%, 10/01/2024	1,550,000	1,956,085
Dallas Independent School District
4.000%, 08/15/2027	1,555,000	1,748,224
5.000%, 08/15/2029	1,655,000	2,024,297
District of Columbia
5.250%, 12/01/2034	2,610,000	3,198,816
5.591%, 12/01/2034	375,000	465,731
East Bay Municipal Utility District
(California) 5.874%, 06/01/2040	1,665,000	2,171,643
Kansas Development Finance Authority
5.501%, 05/01/2034	110,000	128,018
Los Angeles Department of Airports
(California) 7.053%, 05/15/2040	2,600,000	3,483,740
Maryland State Transportation Authority
5.754%, 07/01/2041	3,770,000	4,880,793
5.888%, 07/01/2043	1,070,000	1,426,438
Massachusetts Bay Transportation
Authority 5.000%, 07/01/2020	2,040,000	2,557,874
Metropolitan Transportation Authority
(New York) 7.336%, 11/15/2039	2,150,000	3,108,105
New Jersey State Turnpike Authority
5.000%, 01/01/2029	2,050,000	2,398,090
New Jersey Transportation Trust Fund
Authority 5.250%, 12/15/2022	1,235,000	1,529,683
New York City Housing
Development Corp. (New York)
6.420%, 11/01/2027	35,000	35,505
New York City Municipal Water Finance
Authority (New York)
5.952%, 06/15/2042	840,000	1,153,144
New York City Transitional Finance
Authority (New York)
5.508%, 08/01/2037	2,630,000	3,214,018
5.000%, 05/01/2023	2,185,000	2,726,509
5.267%, 05/01/2027	3,925,000	4,780,729
New York City Transitional Finance
Authority Future Tax Secured Revenue
(New York)
5.000%, 11/01/2024	1,300,000	1,592,084
5.000%, 02/01/2025	1,315,000	1,584,825
New York State Dormitory Authority
4.000%, 12/15/2022	1,495,000	1,749,942
Philadelphia Authority for Industrial
Development (Pennsylvania)
3.964%, 04/15/2026	6,265,000	6,331,973
Port Authority of New York & New Jersey
4.458%, 10/01/2062	7,660,000	7,516,145
Regional Transportation District
(Colorado) 5.000%, 11/01/2038	2,630,000	3,002,566
San Diego County Water Authority
(California) 6.138%, 05/01/2049	840,000	1,097,275
South Carolina State Public Service
Authority 4.322%, 12/01/2027	3,205,000	3,469,605
State of California 4.000%, 09/01/2026	3,460,000	3,807,349

The accompanying notes are an integral part of the financial statements.	70
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
State of Georgia
5.000%, 07/01/2023	$ 2,175,000	$2,779,215
5.000%, 07/01/2025	1,630,000	2,056,017
5.000%, 07/01/2024	1,175,000	1,490,253
5.000%, 10/01/2021	4,690,000	6,040,110
State of Hawaii 5.000%, 12/01/2023	4,670,000	5,777,350
State of Louisiana
5.000%, 08/01/2021	1,315,000	1,665,816
5.000%, 07/15/2021	1,510,000	1,911,932
State of Minnesota 5.000%, 03/01/2027	1,465,000	1,771,126
State of Oregon 5.892%, 06/01/2027	60,000	76,673
State of Washington 5.000%, 07/01/2024	2,255,000	2,787,112
Texas Transportation Commission
5.178%, 04/01/2030	3,885,000	4,684,222
Tompkins County Industrial Development
Agency (New York)
5.000%, 07/01/2037	2,665,000	3,059,154
Utah Transit Authority
5.937%, 06/15/2039	2,155,000	2,879,727
Virginia College Building Authority
5.000%, 02/01/2022	1,010,000	1,278,711
Virginia Commonwealth Transportation
Board 5.350%, 05/15/2035	515,000	611,357
Virginia Public School Authority
5.000%, 08/01/2023	3,125,000	3,918,219
TOTAL MUNICIPAL BONDS (Cost $145,275,997)	$ 154,975,227

TERM LOANS (M) - 2.0%
Consumer Discretionary - 0.8%
Bresnan Broadband Holdings LLC
4.500%, 12/14/2017	3,140,962	3,157,650
CCO Holdings LLC
2.712%, 09/05/2014	1,300,000	1,298,105
KAR Auction Services, Inc.
5.000%, 05/19/2017	4,063,125	4,096,138
MTL Publishing LLC
5.500%, 06/29/2018	2,835,750	2,864,816
The ServiceMaster Company
2.710%, 07/24/2014	2,904,202	2,900,572
TWCC Holding Corp.
4.250%, 02/11/2017	4,377,655	4,417,785
Univision Communications, Inc.
4.462%, 03/31/2017	3,582,146	3,519,459
		22,254,525
Consumer Staples - 0.3%
Del Monte Corp.
4.500%, 03/08/2018	4,261,685	4,265,235
Dunkin’ Brands, Inc.
4.000%, 11/23/2017	4,588,396	4,614,500
		8,879,735
Financials - 0.1%
Nuveen Investments, Inc.
5.811%, 05/13/2017	1,133,809	1,136,999
Asurion Corp.
5.500%, 05/24/2018	3,000,000	3,026,250
		4,163,249
Health Care - 0.4%
Biomet, Inc.
4.008%, 07/25/2017	725,314	728,783
Capsugel Holdings US, Inc.
4.750%, 08/01/2018	3,902,627	3,940,436

New Income Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Health Care (continued)
HCA, Inc.
3.462%, 05/01/2018	$ 3,578,988	$3,586,017
Warner Chilcott Company LLC
4.250%, 03/15/2018	2,431,710	2,442,133
		10,697,369
Information Technology - 0.1%
First Data Corp.
5.211%, 03/24/2017	2,951,102	2,897,613
Telecommunication Services - 0.3%
Atlantic Broadband Finance LLC
4.500%, 09/20/2019	1,775,000	1,789,053
Intelsat Jackson Holdings SA
4.500%, 04/02/2018	4,300,000	4,327,645
Level 3 Financing, Inc.
4.750%, 08/01/2019	2,925,000	2,931,704
		9,048,402
TOTAL TERM LOANS (Cost $57,115,471)	$ 57,940,893

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.6%
Commercial & Residential - 6.5%
Adjustable Rate Mortgage Trust,
Series 2005-8, Class 7A-31
0.450%, 11/25/2035 (P)	337,873	334,214
American Tower Trust, Series 2007-1A,
Class D 5.957%, 04/15/2037 (S)	350,000	358,022
Banc of America Funding Corp.
Series 2005-A 5A1,
0.511%, 02/20/2035 (P)	286,367	265,471
Series BAFC 2005-B 2A1,
3.115%, 04/20/2035 (P)	4,232,215	3,763,594
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
Series 2005-3, Class A2,
4.501%, 07/10/2043	74,408	74,557
Series 2007-1, Class AAB,
5.422%, 01/15/2049	4,846,380	5,107,624
Series 2007-4, Class A4,
5.729%, 02/10/2051 (P)	3,050,000	3,599,796
Series 2008-1, Class A4,
6.205%, 02/10/2051 (P)	2,200,000	2,666,653
Banc of America Mortgage Securities
Series 2005-B, Class 2A1,
2.770%, 03/25/2035 (P)	771,425	716,961
Series 2004-A, Class 2A2,
2.971%, 02/25/2034 (P)	51,558	51,420
Series 2004-H, Class 2A2,
3.074%, 09/25/2034 (P)	71,342	70,367
Series 2005-J, Class 2A1,
3.102%, 11/25/2035 (P)	1,016,664	883,084
Series 2004-D, Class 2A2,
3.109%, 05/25/2034 (P)	29,795	29,320
Series 2004-I, Class 3A2,
3.121%, 10/25/2034 (P)	13,040	13,420
Series 2005-J, Class 3A1,
3.134%, 11/25/2035 (P)	1,621,320	1,491,702
Bear Stearns Commercial
Mortgage Securities
Series 2005-PWR9, Class AAB,
4.804%, 09/11/2042	171,430	178,520
Series 2002-TOP8, Class A2,
4.830%, 08/15/2038	9,738	9,734

The accompanying notes are an integral part of the financial statements.	71
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Commercial Mortgage
Securities (continued)
Series 2007-PW15, Class AAB,
5.315%, 02/11/2044	$ 513,375	$532,100
Series 2006-PW13, Class AAB,
5.530%, 09/11/2041	35,399	37,123
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	2,981,000	3,423,097
Series 2006-PW12, Class A4,
5.712%, 09/11/2038 (P)	385,000	440,671
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3,
Class AAB 5.608%, 10/15/2048	149,320	151,534
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A3
6.006%, 12/10/2049 (P)	235,316	234,991
Commercial Mortgage Pass Through
Certificates, Series 2007-C9, Class A4
5.800%, 12/10/2049 (P)	3,165,000	3,759,786
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-C2,
Class A1 3.819%, 05/15/2036	26,727	27,185
Credit Suisse Mortgage
Capital Certificates
Series 2010-1R, Class 12A1,
3.348%, 03/27/2036 (P)(S)	212,137	209,343
Series 2010-1R, Class 42A1,
5.000%, 10/27/2036 (S)	386,352	397,733
Series 2008-C1, Class A3,
6.052%, 02/15/2041 (P)	1,795,000	2,093,088
Fosse Master Issuer PLC
Series 2011-1A, Class A2,
1.725%, 10/18/2054 (P)(S)	700,771	710,552
Series 2012-1A, Class 3A1,
1.811%, 10/18/2054 (P)(S)	2,795,000	2,901,241
Series 2011-1A, Class A5,
1.825%, 10/18/2054 (P)(S)	575,000	593,171
FREMF Mortgage Trust
Series 2012-K711, Class B,
3.563%, 08/25/2045 (P)(S)	3,255,000	3,330,692
Series 2012-K23, Class B,
3.656%, 10/25/2045 (P)(S)	1,600,000	1,556,465
Series 2012-K22, Class B,
3.687%, 08/25/2045 (P)(S)	2,000,000	1,979,688
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1
5.203%, 06/19/2035 (P)	618,339	627,930
Greenpoint Mortgage
Funding Trust 0.450%, 06/25/2045 (P)	2,059,057	1,350,216
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A3,
4.569%, 08/10/2042	312,326	313,007
Series 2005-GG3, Class AAB,
4.619%, 08/10/2042	44,589	45,455
Series 2007-GG9, Class A4,
5.444%, 03/10/2039	3,875,000	4,462,070
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A3,
2.773%, 11/10/2045	3,125,000	3,196,694
Series 2006-GG6, Class A4,
5.553%, 04/10/2038 (P)	5,100,000	5,741,442

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Harborview Mortgage Loan Trust
0.420%, 11/19/2036 (P)	$ 2,389,261	$1,726,220
Series 2005-2, Class 2A1A,
0.430%, 05/19/2035 (P)	678,926	534,287
Holmes Master Issuer PLC
Series 2012-1A, Class A2,
1.990%, 10/15/2054 (P)(S)	860,000	880,490
Series 2012-3A, Class B1,
2.540%, 10/15/2054 (P)(S)	2,950,000	3,046,120
JP Morgan Chase Commercial
Mortgage Securities Corp.
Series 2012-C8, Class A3,
2.829%, 10/15/2045	4,340,000	4,443,509
Series 2007-C1, Class A4,
5.716%, 02/15/2051	9,565,000	11,330,996
JP Morgan Mortgage Trust,
Series 2005-ALT1, Class 1A1
0.510%, 10/25/2035 (P)	2,870,660	1,990,148
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2003-LN1, Class A1,
4.134%, 10/15/2037	3,024	3,043
Series 2005-LDP4, Class ASB,
4.824%, 10/15/2042 (P)	237,558	246,449
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	620,000	709,140
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	60,000	67,430
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	8,727,000	10,023,815
Series 2007-CB19, Class A4,
5.728%, 02/12/2049 (P)	4,823,000	5,655,006
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3,
4.559%, 09/15/2027 (P)	178,664	178,568
Series 2006-C1, Class A4,
5.156%, 02/15/2031	5,667,500	6,327,021
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,185,000	2,510,499
Series 2007-C1, Class A4,
5.424%, 02/15/2040	2,142,000	2,486,129
Series 2007-C2, Class A3,
5.430%, 02/15/2040	1,890,000	2,168,637
Series 2008-C1, Class A2,
6.157%, 04/15/2041 (P)	1,415,000	1,723,234
Series 2008-C1, Class AM,
6.157%, 04/15/2041 (P)	825,000	949,421
Merrill Lynch Mortgage Trust
Series 2006-C2, Class AM,
5.782%, 08/12/2043 (P)	2,950,000	3,302,734
Series 2007-C1, Class A4,
5.849%, 06/12/2050 (P)	5,025,000	5,779,268
Morgan Stanley Capital I
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	13,725,000	15,860,130
Series 2007-T27,
5.651%, 06/11/2042 (P)	15,934	15,924
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	1,885,000	2,188,308
Series 2007-IQ15, Class A4,
5.882%, 06/11/2049 (P)	1,100,000	1,292,886

The accompanying notes are an integral part of the financial statements.	72
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Morgan Stanley Capital I (continued)
Series 2008-T29, Class A4,
6.275%, 01/11/2043 (P)	$ 5,222,000	$6,398,182
Morgan Stanley Capital I Trust,
Series 2007-IQ13, Class A4
5.364%, 03/15/2044	10,875,000	12,537,407
Sequoia Mortgage Trust, Series 2010-H1,
Class A1 3.750%, 02/25/2040 (P)	223,832	225,891
STARM Mortgage Loan Trust,
Series 2007-2, Class 5A1
5.685%, 04/25/2037 (P)	2,086,177	1,934,105
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.592%, 03/15/2025 (P)	5,945	6,723
Wachovia Bank
Commercial Mortgage Trust
Series 2006-C24,
5.558%, 03/15/2045 (P)	4,468,000	5,058,915
Series 2006-C28, Class A4,
5.572%, 10/15/2048	8,720,000	10,000,872
Series 2007-C34, Class A3,
5.678%, 05/15/2046	1,235,000	1,449,051
WaMu Mortgage Pass
Through Certificates
Series 2005-AR13, Class A1A1,
0.500%, 10/25/2045 (P)	402,873	382,465
Series 2005-AR13, Class A1A3,
0.990%, 10/25/2045 (P)	722,237	720,591
Series 2006-AR4, Class 1A1,
1.105%, 05/25/2046 (P)	1,224,610	1,091,639
Series 2005-AR12, Class 2A1,
2.996%, 09/25/2035 (P)	702,183	686,235
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR2, Class 2A2,
2.618%, 03/25/2035 (P)	160,608	160,072
Series 2005-AR2, Class 3A1,
2.618%, 03/25/2035 (P)	77,306	77,524
Series 2003-O, Class 5A1,
4.860%, 01/25/2034 (P)	85,230	85,611
		183,984,428
U.S. Government Agency - 0.1%
Federal Home Loan Mortgage Corp.
Series 2003-2627, Class IE IO,
4.500%, 04/15/2018	3,926	125
Series 2005-R003, Class VA,
5.500%, 08/15/2016	88,920	89,052
Series 199, Class PO,
6.500%, 08/01/2028	2,745	2,483
Federal National Mortgage Association,
Series 319, Class 2 IO
6.500%, 02/01/2032	9,006	1,367
Government National
Mortgage Association
Series 2010-92, Class PI IO,
4.500%, 11/20/2037	7,685,080	872,257
4.500%, 02/20/2039	4,198,879	414,205
Series 2011-88, Class EI, IO,
4.500%, 11/20/2039	1,762,764	267,725
Series 2011-41 Class AI, IO,
4.500%, 12/20/2039	10,046,218	1,492,784
Series 2004-43, Class D,
4.994%, 03/16/2030 (P)	49,000	51,716

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 1998-6, Class EA PO,
7.500%, 03/16/2028	$ 16,754	$15,007
		3,206,721
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $168,180,302)	$ 187,191,149

ASSET BACKED SECURITIES - 3.9%
Ally Auto Receivables Trust
Series 2012-A, Class C,
2.400%, 11/15/2017 (S)	1,110,000	1,138,387
Series 2009-B, Class C,
4.060%, 05/16/2016 (S)	4,027,000	4,144,081
American Express Credit Account
Master Trust, Series 2012-5, Class C
1.070%, 05/15/2018 (S)	1,145,000	1,145,138
Americredit Automobile
Receivables Trust, Series 2012-4,
Class C 1.930%, 08/08/2018	1,430,000	1,450,792
AmeriCredit
Automobile Receivables Trust
Series 2011-2, Class B,
2.330%, 03/08/2016	3,905,000	3,972,549
Series 2012-1, Class C,
2.670%, 01/08/2018	300,000	308,518
Series 2011-1, Class C,
2.850%, 08/08/2016	2,495,000	2,557,108
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	17,461	16,769
Cabela’s Master Credit Card Trust
Series 2012-1A, Class A1,
1.630%, 02/18/2020 (S)	2,000,000	2,049,972
Series 2011-2A, Class A1,
2.390%, 06/17/2019 (S)	5,515,000	5,799,260
CarMax Auto Owner Trust
Series 2010-1, Class B,
3.750%, 12/15/2015	635,000	657,424
Series 2009-2, Class B,
4.650%, 08/17/2015	3,665,000	3,819,542
Series 2010-1, Class C,
4.880%, 08/15/2016	405,000	417,944
Chase Funding Mortgage Loan Asset-
Backed Certificates
Series 2002-4, Class 2A1,
0.950%, 10/25/2032 (P)	4,640	4,192
Series 2003-3, Class 1A6,
3.717%, 10/25/2014	18,599	18,520
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	16,954	13,136
CIT Equipment Collateral,
Series 2012-VT1, Class A3
1.100%, 08/22/2016 (S)	1,780,000	1,784,801
CNH Equipment Trust
Series 2012-D, Class B,
1.270%, 05/15/2020	2,936,000	2,930,794
Series 2010-B, Class A4,
1.740%, 01/17/2017	6,650,000	6,718,508
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.815%, 01/25/2034 (P)	3,619,419	2,682,880

The accompanying notes are an integral part of the financial statements.	73
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	$ 7,746,856	$8,700,882
Ford Credit Auto Owner Trust,
Series 2009-D, Class D
8.140%, 02/15/2016 (S)	1,370,000	1,451,336
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class A,
1.920%, 01/15/2019	6,500,000	6,672,712
Series 2010-3, Class A1,
4.200%, 02/15/2017 (S)	2,450,000	2,630,563
Series 2010-3, Class C,
4.990%, 02/15/2017 (S)	4,490,000	4,769,211
GE Capital Credit Card Master
Note Trust, Series 2012-2, Class A
2.220%, 01/15/2022	5,465,000	5,678,998
GE Equipment Small Ticket LLC,
Series 2011-1, Class A3
1.450%, 01/21/2018 (S)	2,745,163	2,758,277
Huntington Auto Trust
Series 2011-1A B,
1.840%, 01/17/2017 (S)	455,000	464,701
Series 2011-1A C,
2.530%, 03/15/2017 (S)	2,160,000	2,218,795
Hyundai Auto Lease Securitization Trust,
Series 2012-A, Class A4
1.050%, 04/17/2017 (S)	1,400,000	1,411,593
Lehman XS Trust, Series 2005-9N,
Class 1A1 0.480%, 02/25/2036 (P)	1,640,090	1,213,916
Marriott Vacation Club Owner Trust
Series 2006-2A, Class A,
5.362%, 10/20/2028 (S)	38,866	38,839
Series 2006-1A, Class A,
5.737%, 04/20/2028 (S)	121,617	121,994
Series 2006-1A, Class B,
5.827%, 04/20/2028 (S)	5,916	5,933
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.960%, 09/25/2035 (P)	2,315,513	2,101,655
Motor PLC, Series 2012-A, Class A1C
1.286%, 02/25/2020 (S)	1,625,000	1,629,604
Nissan Master Owner Trust Receivables,
Series 2010-AA, Class A
1.359%, 01/15/2015 (P)(S)	3,895,000	3,896,574
Nordstrom Private Label Credit Card
Master Note Trust, Series 2011-1A,
Class A 2.280%, 11/15/2019 (S)	6,905,000	7,172,099
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037	3,325,818	1,804,785
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2 4.100%, 04/25/2033	11,534	11,065
Smart Trust
Series 2012-4US, Class A4A,
1.250%, 08/14/2018	1,885,000	1,880,996
Series 2011-2USA, Class A3A,
1.540%, 03/14/2015 (S)	2,240,000	2,251,576
Series 2011-1USA, Class A3A,
1.770%, 10/14/2014 (S)	2,241,553	2,252,846
Series 2011-2USA, Class A4A,
2.310%, 04/14/2017 (S)	1,860,000	1,905,486
Series 2011-1USA, Class A4A,
2.520%, 11/14/2016 (S)	1,930,000	1,976,862

New Income Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%, 08/25/2036	$ 478,403	$486,371
Volkswagen Auto Lease Trust,
Series 2012-A, Class A4
1.060%, 05/22/2017	2,705,000	2,730,157
Wheels SPV LLC, Series 2012-1,
Class A3 1.530%, 03/20/2021 (S)	1,370,000	1,392,276
TOTAL ASSET BACKED SECURITIES (Cost $111,996,448)		$ 111,260,417

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%
PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	4,475,000	5,082,437
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,475,000)		$ 5,082,437

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds - 1.6%
T. Rowe Price Reserve Investment
Fund, 0.1218% (Y)	45,859,135	45,859,135
Repurchase Agreement - 0.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at $2,202,001
on 01/02/2013, collateralized by
$2,140,000 U.S. Treasury Notes,
2.125% due 12/31/2015 (valued at
$2,249,675, including interest)	2,202,000	2,202,000
TOTAL SHORT-TERM INVESTMENTS (Cost $48,061,135)		$ 48,061,135
Total Investments (New Income Trust)
(Cost $2,734,807,858) - 100.1%		$ 2,854,360,550
Other assets and liabilities, net - (0.1%)		(1,467,709)
TOTAL NET ASSETS - 100.0%		$ 2,852,892,841

Real Return Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 94.6%
U.S. Government - 90.4%
Treasury Inflation Protected Securities
0.125%, 04/15/2016 to 04/15/2017 (D)	$ 8,788,152	$9,314,616
0.125%, 01/15/2022 to 07/15/2022	17,787,881	19,298,056
0.500%, 04/15/2015	1,707,856	1,782,042
0.625%, 07/15/2021	10,340,574	11,744,627
0.750%, 02/15/2042	2,042,140	2,233,431
1.250%, 04/15/2014 to 07/15/2020	5,670,191	6,418,690
1.375%, 01/15/2020	534,855	633,720
1.625%, 01/15/2015	1,938,320	2,059,011
1.750%, 01/15/2028	4,405,160	5,695,735
1.875%, 07/15/2015	118,925	129,647
2.000%, 07/15/2014 to 01/15/2026	19,549,010	21,458,926
2.125%, 01/15/2019	4,728,383	5,739,444
2.375%, 01/15/2025 to 01/15/2027	13,662,418	18,437,583

The accompanying notes are an integral part of the financial statements.	74
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
Treasury Inflation Protected
Securities (continued)
2.625%, 07/15/2017	$ 446,444		$534,791
3.375%, 04/15/2032		6,888,993	11,335,087
3.625%, 04/15/2028		143,020	226,553
3.875%, 04/15/2029		2,947,224	4,876,503
			121,918,462
U.S. Government Agency - 4.2%
Federal Home Loan Mortgage Corp.
2.000%, 03/14/2019		900,000	902,690
2.500%, 10/02/2019		600,000	621,050
Federal National Mortgage Association
2.700%, 03/28/2022		4,100,000	4,119,627
			5,643,367
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $123,600,720)		$ 127,561,829

FOREIGN GOVERNMENT
OBLIGATIONS - 7.7%
Australia - 1.0%
New South Wales Treasury Corp.
2.500%, 11/20/2035	AUD	500,000	617,488
2.750%, 11/20/2025		500,000	675,600
			1,293,088
Canada - 1.0%
Government of Canada
1.500%, 12/01/2044	CAD	634,224	842,580
2.750%, 09/01/2016		100,000	105,623
4.250%, 12/01/2021		294,168	416,499
			1,364,702
Italy - 2.6%
Republic of Italy
Zero Coupon 09/13/2013 (Z)	EUR	900,000	1,177,989
2.100%, 09/15/2016 to 09/15/2021		1,837,316	2,406,163
			3,584,152
Mexico - 1.1%
Government of Mexico
2.000%, 06/09/2022	MXN	18,767,302	1,523,320
United Kingdom - 2.0%
Government of United Kingdom
1.250%, 11/22/2032	GBP	113,090	233,893
1.875%, 11/22/2022		477,600	997,634
2.500%, 07/26/2016		100,000	558,291
Government of United Kingdom, Inflation
Linked Bond
0.125%, 03/22/2024		506,465	895,316
			2,685,134
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $10,096,719)		$ 10,450,396

CORPORATE BONDS - 16.0%
Energy - 0.1%
Petroleos Mexicanos
5.500%, 01/21/2021	$ 100,000		116,850
Financials - 14.8%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)		244,000	255,783

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ally Financial, Inc.
3.510%, 02/11/2014 (P)	$ 500,000		$508,935
American International Group, Inc.
(8.625% to 05/22/2018, then 3 month
GBP LIBOR + 4.400%)
05/22/2038	GBP	200,000	394,221
Bank of Montreal
2.850%, 06/09/2015 (S)	$ 1,000,000		1,056,125
BBVA Bancomer SA
6.500%, 03/10/2021 (S)		200,000	222,000
Citigroup, Inc.
2.310%, 08/13/2013 (P)		1,900,000	1,918,246
Commonwealth Bank of Australia
0.810%, 06/25/2014 (P)(S)		5,300,000	5,338,754
Dexia Credit Local SA
0.711%, 03/05/2013 (P)(S)		300,000	299,653
1.400%, 09/20/2013		1,400,000	1,400,000
1.700%, 09/06/2013		700,000	700,823
2.750%, 04/29/2014 (S)		400,000	405,643
Eksportfinans ASA
2.375%, 05/25/2016		100,000	95,376
Everest Reinsurance Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,055,542
ING Bank Australia, Ltd.
3.790%, 06/24/2014 (P)	AUD	600,000	626,606
International Lease Finance Corp.
6.500%, 09/01/2014 (S)	$ 100,000		106,750
Morgan Stanley
0.520%, 03/01/2013 (P)	EUR	200,000	263,988
NIBC Bank NV
2.800%, 12/02/2014 (S)	$ 1,600,000		1,661,209
Nordea Bank AB
1.205%, 01/14/2014 (P)(S)		1,200,000	1,208,687
The Goldman Sachs Group, Inc.
0.760%, 03/22/2016 (P)		2,100,000	2,038,391
Westpac Banking Corp.
3.585%, 08/14/2014 (S)		400,000	419,352
			19,976,084
Materials - 0.7%
Rexam PLC
6.750%, 06/01/2013 (S)		1,000,000	1,007,008
Telecommunication Services - 0.4%
Telefonica Emisiones SAU
0.643%, 02/04/2013 (P)		500,000	499,463
TOTAL CORPORATE BONDS (Cost $20,563,081)		$ 21,599,405

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.8%
Commercial & Residential - 5.6%
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A
5.624%, 06/24/2050 (P)(S)		250,000	283,800
BCAP LLC Trust
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		381,484	379,004
Series 2011-RR5, Class 12A1,
5.430%, 03/26/2037 (P)(S)		100,000	83,000
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-3, Class 3A2,
2.510%, 05/25/2033 (P)		137,882	138,938

The accompanying notes are an integral part of the financial statements.	75
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Adjustable Rate
Mortgage Trust (continued)
Series 2005-1, Class 2A1,
2.909%, 03/25/2035 (P)	$ 51,887		$46,164
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A3
1.990%, 09/25/2035 (P)		68,337	67,786
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A1
3.156%, 07/10/2046 (S)		91,675	96,793
Countrywide Alternative Loan Trust,
Series 2007-OA4, Class A1
0.380%, 05/25/2047 (P)		552,599	391,640
Countrywide Home Loan Mortgage Pass
Through Trust, Series 2003-HYB3,
Class 7A1 2.924%, 11/19/2033 (P)		41,867	41,890
Credit Suisse Mortgage Capital
Certificates, Series 2009-RR1,
Class A3A 5.383%, 02/15/2040 (S)		100,000	111,104
Granite Mortgages PLC, Series 2004-3,
Class 3A2 0.898%, 09/20/2044 (P)	GBP	136,061	218,007
Greenpoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
0.430%, 06/25/2045 (P)	$ 362,534		289,199
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.103%, 03/06/2020 (P)(S)		38,891	38,928
Series 2007-EOP, Class A2,
1.260%, 03/06/2020 (P)(S)		250,000	250,337
Series 2010-C1, Class A2,
4.592%, 08/10/2043 (S)		600,000	700,301
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 1A1
3.004%, 01/25/2035 (P)		36,147	35,446
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
1.560%, 10/15/2054 (S)	EUR	700,000	933,994
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
3.118%, 11/25/2035 (P)	$ 102,656		85,854
JP Morgan Mortgage Trust
Series 2007-A1, Class 1A1,
3.048%, 07/25/2035 (P)		97,185	98,704
Series 2005-A6, Class 2A1,
3.105%, 08/25/2035 (P)		85,713	84,896
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.685%, 12/25/2033 (P)		176,487	173,802
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-3, Class 5A
0.460%, 11/25/2035 (P)		472,947	434,783
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.663%, 10/07/2020 (P)		197,527	198,267
Series 2010-R3, Class 2A,
0.773%, 12/08/2020 (P)		250,409	251,661
RBSCF Trust, Series 2010-RR4,
Class CMLA
6.006%, 12/16/2049 (P)(S)		100,000	119,292
Securitized Asset Sales, Inc.,
Series 1993-6, Class A5
0.742%, 11/26/2023 (P)		3,711	3,793

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Sequoia Mortgage Trust, Series 2007-3,
Class 1A1 0.411%, 07/20/2036 (P)	$ 93,542		$84,792
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-19, Class 2A1,
1.572%, 01/25/2035 (P)		123,201	87,146
Series 2004-1, Class 4A2,
2.775%, 02/25/2034 (P)		236,352	238,363
Series 2004-18, Class 5A,
5.500%, 12/25/2034 (P)		225,124	217,016
Structured Asset Mortgage
Investments, Inc., Series 2004-AR5,
Class 1A1 0.870%, 10/19/2034 (P)		165,994	161,413
Vornado DP LLC, Series 2010-VNO,
Class A2FX 4.004%, 09/13/2028 (S)		600,000	676,979
Wachovia Bank Commercial
Mortgage Trust, Series 2004-C14,
Class A4 5.088%, 08/15/2041 (P)		100,000	106,083
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR15, Class A1A1,
0.470%, 11/25/2045 (P)		171,925	159,212
Series 2006-AR17, Class 1A1A,
0.976%, 12/25/2046 (P)		150,298	128,047
Series 2002-AR17, Class 1A,
1.365%, 11/25/2042 (P)		28,228	26,930
Series 2005-AR10, Class 3A1,
5.324%, 08/25/2035 (P)		18,624	18,211
U.S. Government Agency - 1.2%
Federal Home Loan Mortgage Corp.
Series 2752, Class FM,
0.559%, 12/15/2030 (P)		16,860	16,861
Series 3172, Class FK,
0.659%, 08/15/2033 (P)		321,517	323,624
Series 278, Class F1,
0.659%, 09/15/2042 (P)		397,482	398,096
Series T-62, Class 1A1,
1.360%, 10/25/2044 (P)		622,072	619,874
Federal National Mortgage Association
Series 2006-118, Class A2,
0.268%, 12/25/2036 (P)		94,776	90,426
Series 2004-63, Class FA,
0.360%, 08/25/2034 (P)		119,757	118,098
Series 2003-W8, Class 3F2,
0.560%, 05/25/2042 (P)		84,471	84,609
			1,651,588
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $9,061,196)		$ 9,113,163

ASSET BACKED SECURITIES - 3.4%
Aquilae CLO PLC, Series 2006-1X,
Class A 1.007%, 01/17/2023 (P)	EUR	189,299	243,601
Bear Stearns Asset Backed
Securities, Inc., Series 2006-AQ1,
Class 2A1 0.290%, 10/25/2036 (P)	$ 52,646		50,453
Citibank Omni Master Trust,
Series 2009-A14A, Class A14
2.959%, 08/15/2018 (P)(S)		400,000	416,114
Equity One Asset Backed Securities, Inc.,
Series 2004-1, Class AV2
0.510%, 04/25/2034 (P)		84,235	65,700

The accompanying notes are an integral part of the financial statements.	76
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
HSBC Home Equity Loan Trust,
Series 2006-2, Class A1
0.361%, 03/20/2036 (P)	$ 106,659		$105,155
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 2A1
0.260%, 10/25/2036 (P)		6,398	2,631
Landmark V CDO, Ltd., Series 2005-1A,
Class A1L 0.611%, 06/01/2017 (P)(S)		121,728	120,694
LCM V LP, Series 5A, Class A1
0.540%, 03/21/2019 (P)(S)		600,000	585,941
Magnolia Funding, Ltd., Series 2010-1A,
Class A1 0.671%, 04/11/2021 (P)(S)	EUR	392,753	496,094
Nelnet Student Loan Trust, Series 2008-4,
Class A2 1.015%, 07/25/2018 (P)	$ 40,080		40,199
North Carolina State Education Assistance
Authority, Series 2011-2, Class A1
0.765%, 10/26/2020 (P)		171,670	171,824
Park Place Securities, Inc.,
Series 2005-WCW1, Class A1B
0.470%, 09/25/2035 (P)		30,826	29,898
Penta CLO SA, Series 2007-1X, Class A1
0.564%, 06/04/2024 (P)	EUR	193,661	242,082
SLM Student Loan Trust
Series 2010-C, Class A1,
1.859%, 12/15/2017 (P)(S)	$ 58,757		58,986
Series 2009-CT, Class 1A,
2.350%, 04/15/2039 (P)(S)		158,272	159,295
Symphony CLO III, Ltd., Series 2007-3A,
Class A1A 0.550%, 05/15/2019 (P)(S)		500,000	489,583
United States Small Business
Administration 5.902%, 02/10/2018		422,786	469,118
Venture VII CDO, Ltd., Series 2006-7A,
Class A1A 0.549%, 01/20/2022 (P)(S)		700,000	672,000
Wood Street CLO BV, Series II-A,
Class A1 0.696%, 03/29/2021 (P)(S)	EUR	179,378	230,835
TOTAL ASSET BACKED SECURITIES (Cost $4,561,430)		$ 4,650,203

OPTIONS PURCHASED - 0.0%
Put Options - 0.0%
Over the Counter USD Option on 30 Year
Interest Rate Swaption. Receive a
floating rate based on 3-month LIBOR
and pay a fixed rate of 3.875%
(Expiration Date: 04/14/2014; Strike
Price: $3.87, Counterparty: Deutsche
Bank AG) (I)		700,000	12,892
TOTAL OPTIONS PURCHASED (Cost $35,595)		$ 12,892

SHORT-TERM INVESTMENTS - 53.7%

U.S. GOVERNMENT - 0.9%
U.S. Treasury Bill 0.146%, 12/12/2013 *	$ 1,280,000		$1,278,219
Commercial Paper - 1.7%
Abbey National Bank 1.005%,
04/03/2013 *		400,000	398,978
Bank of Nova Scotia 0.056%,
03/27/2014 *		100,000	99,941
Santander UK PLC 2.225%, 04/02/2013 *		700,000	696,107
Standard Chartered Bank 0.959%,
10/01/2013 *		1,100,000	1,092,075
			2,287,101

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT (continued)
Repurchase Agreement - 51.1%
Repurchase Agreement with Bank of
America dated 12/31/2012 at 0.230% to
be repurchased at $4,100,052 on
01/02/2013, collateralized by
$4,192,000 U.S. Treasury Notes,
0.125% due 12/31/2014 (valued at
$4,182,011, including interest)	$ 4,100,000	$4,100,000
Repurchase Agreement with Barclays
Capital dated 12/31/2012 at 0.230% to
be repurchased at $36,900,472 on
01/02/2013, collateralized by
$31,840,877 Treasury Inflation
Protected Securities, 1.125% due
01/15/2021 (valued at $37,614,848,
including interest)	36,900,000	36,900,000
Repurchase Agreement with BNP Paribas
dated 12/31/2012 at 0.290% to be
repurchased at $4,100,066 on
01/02/2013, collateralized by
$3,892,404, Government National
Mortgage Association, 3.500% due
09/20/2042 (valued at $4,234,457,
including interest)	4,100,000	4,100,000
Repurchase Agreement with Credit Suisse
dated 12/31/2012 at 0.230% to be
repurchased at $4,100,052 on
01/02/2013, collateralized by
$4,110,000 U.S. Treasury Notes,
1.000% due 03/31/2017 (valued at
$4,193,597, including interest)	4,100,000	4,100,000
Repurchase Agreement with JPMorgan
Chase & Company dated 12/31/2012 at
0.180% to be repurchased at $7,100,249
on 01/04/2013, collateralized by
$5,966,400 U.S. Treasury Bond, 3.875%
due 08/15/2040 (valued at $7,354,500,
including interest)	7,100,000	7,100,000
Repurchase Agreement with JPMorgan
Chase & Company dated 12/31/2012 at
0.250% to be repurchased at $4,100,057
on 01/02/2013, collateralized by
$3,943,000 U.S. Treasury Note, 1.875%
due 08/31/2017 (valued at $4,191,250,
including interest)	4,100,000	4,100,000
Repurchase Agreement with Morgan
Stanley dated 12/31/2012 at 0.250% to
be repurchased at $4,100,057 on
01/02/2013, collateralized by
$3,645,200 U.S. Treasury Bond, 3.500%
due 02/15/2039 (valued at $4,168,058,
including interest)	4,100,000	4,100,000
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at $296,000
on 01/02/2013, collateralized by
$305,000 Federal National Mortgage
Association, 0.625% due 02/22/2016
(valued at $305,683, including interest)	296,000	296,000

The accompanying notes are an integral part of the financial statements.	77
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT (continued)
Repurchase Agreement (continued)
Repurchase Agreement with Toronto-
Dominion Bank dated 12/31/2012 at
0.230% to be repurchased at $4,100,052
on 01/02/2013, collateralized by
$4,140,000 U.S. Treasury Note, 0.875%
due 04/30/2017 (valued at $4,198,178,
including interest)	$ 4,100,000	$4,100,000
		68,896,000
TOTAL SHORT-TERM INVESTMENTS (Cost $72,461,320)		$ 72,461,320
Total Investments (Real Return Bond Trust)
(Cost $240,380,061) - 182.2%		$ 245,849,208
Other assets and liabilities, net - (82.2%)		(110,949,569)
TOTAL NET ASSETS - 100.0%		$ 134,899,639

Short Term Government Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 90.8%
U.S. Government - 17.1%
U.S. Treasury Notes
0.500%, 07/31/2017	$ 16,285,000	$16,180,678
0.625%, 08/31/2017 to 11/30/2017	18,020,000	17,974,388
0.875%, 12/31/2016	5,560,000	5,634,715
1.000%, 08/31/2016	5,840,000	5,949,956
1.250%, 09/30/2015	8,010,000	8,209,625
2.000%, 04/30/2016	5,275,000	5,548,229
2.125%, 05/31/2015	22,370,000	23,339,941
2.500%, 04/30/2015	11,425,000	12,006,967
		94,844,499
U.S. Government Agency - 73.7%
Federal Agricultural Mortgage Corp.
2.000%, 07/27/2016	13,874,000	14,541,083
2.125%, 09/15/2015	16,420,000	17,052,219
2.375%, 07/22/2015	20,010,000	20,963,316
3.250%, 08/11/2014	3,195,000	3,332,877
5.125%, 04/19/2017 (S)	20,785,000	24,410,611
Federal Farm Credit Bank
0.900%, 12/26/2017	7,925,000	7,910,743
0.970%, 09/05/2017	8,305,000	8,326,726
1.100%, 06/20/2017	8,670,000	8,704,853
1.240%, 11/13/2018	19,775,000	19,769,285
Federal Home Loan Bank
1.000%, 08/21/2017 to 10/16/2017	46,855,000	46,877,363
2.125%, 06/10/2016	4,000,000	4,220,336
Federal Home Loan Mortgage Corp.
1.375%, 09/14/2017	7,865,000	7,883,837
1.550%, 01/25/2018	15,790,000	15,802,743
2.194%, 09/01/2042 (P)	2,318,319	2,410,084
2.835%, 11/01/2033 (P)	35,242	37,340
3.055%, 01/01/2037 (P)	495,217	527,006
4.271%, 09/01/2039 (P)	678,657	714,156
5.500%, 11/01/2035	386,017	418,376
6.000%, 11/01/2028 to 12/01/2028	166,224	182,869
6.500%, 11/01/2037 to 09/01/2039	2,248,903	2,488,719
7.000%, 04/01/2018 to 06/01/2032	358,314	409,448
9.500%, 08/01/2020	25,357	29,234

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
12.000%, 07/01/2020	$ 1,360	$1,439
Federal National Mortgage Association
0.625%, 11/14/2016	5,220,000	5,212,358
0.650%, 04/30/2015	17,015,000	17,038,481
0.700%, 03/26/2015	8,265,000	8,276,397
1.000%, 12/12/2017 to 12/28/2017	8,630,000	8,628,357
2.270%, 09/01/2033 (P)	186,506	197,370
2.325%, 09/01/2041 (P)	8,047,699	8,395,597
2.437%, 04/01/2042 (P)	6,327,993	6,613,857
2.497%, 02/01/2042 (P)	9,083,275	9,498,685
2.614%, 02/01/2042 (P)	7,086,960	7,432,445
3.444%, 07/01/2039 (P)	27,085	28,660
4.241%, 05/01/2034 (P)	96,923	101,999
4.866%, 04/01/2048 (P)	14,612	15,642
5.000%, 04/01/2019 to 03/01/2025	1,739,794	1,882,918
5.500%, 04/01/2018 to 08/01/2040	10,101,144	11,010,820
6.000%, 10/01/2036 to 05/01/2037	5,935,120	6,521,152
6.500%, 02/01/2026 to 01/01/2039	16,292,055	18,132,398
7.000%, 07/01/2022 to 07/01/2034	915,555	1,043,370
7.500%, 09/01/2029 to 02/01/2031	187,199	218,898
8.000%, 07/01/2014 to 03/01/2033	350,108	412,864
8.500%, 08/01/2019	83,700	94,596
9.000%, 05/01/2021	914	937
11.500%, 09/15/2013 to 09/01/2019	3,446	3,559
12.000%, 10/01/2015 to 04/20/2016	19,244	20,787
12.500%, 09/20/2015	2,506	2,702
Government National Mortgage Association
3.000%, 07/20/2041 (P)	12,894,212	13,660,741
3.500%, 07/20/2041 (P)	15,637,683	16,792,612
3.750%, 10/20/2039 (P)	1,264,983	1,336,202
4.000%, 10/20/2039 (P)	485,015	516,779
5.000%, 03/20/2040	177,483	194,871
6.000%, 09/15/2038 to 01/20/2039	869,820	972,439
6.500%, 02/15/2034 to 09/15/2034	483,871	553,143
7.500%, 02/15/2022 to 12/15/2027	176,404	204,329
8.000%, 12/15/2025	84,477	95,869
8.500%, 11/15/2015 to 06/15/2025	206,224	238,822
Tennessee Valley Authority
4.375%, 06/15/2015	20,195,000	22,128,813
4.500%, 04/01/2018	10,349,000	12,198,511
4.875%, 12/15/2016	8,501,000	9,879,862
5.500%, 07/18/2017	9,413,000	11,380,439
		407,952,944
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $493,532,402)		$ 502,797,443

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.8%
U.S. Government Agency - 8.8%
Federal Home Loan Mortgage Corp.
Series K022, Class X1 IO,
1.309%, 07/25/2022	11,710,000	1,128,188
Series K017, Class X1 IO,
1.456%, 12/25/2021	5,727,124	569,471
Series K708, Class X1 IO,
1.512%, 01/25/2019	11,520,840	906,725
Series K709, Class X1 IO,
1.546%, 03/25/2019	6,769,005	548,831
Series K707, Class X1 IO,
1.559%, 12/25/2018	5,076,879	401,363

The accompanying notes are an integral part of the financial statements.	78
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K706, Class X1 IO,
1.594%, 10/25/2018	$ 15,708,977	$1,254,660
Series K711, Class X1 IO,
1.712%, 07/25/2019	16,320,734	1,516,572
Series K710, Class X1 IO,
1.785%, 05/25/2019	5,322,145	507,403
Series 4094, Class QA,
3.000%, 11/15/2039	14,395,531	15,287,450
Series 3956, Class DJ,
3.250%, 10/15/2036	5,010,831	5,137,279
Series 2525, Class AM,
4.500%, 04/15/2032	692,679	796,616
Series 3499, Class PA,
4.500%, 08/15/2036	821,804	862,855
Series 3947, Class PA,
4.500%, 01/15/2041	1,244,343	1,402,170
Federal National Mortgage Association
Series 2012-110, Class MA,
3.000%, 07/25/2041	2,681,984	2,870,726
Series 2003-W14, Class 2A,
3.430%, 01/25/2043 (P)	921,343	997,611
Series 2011-146, Class MA,
3.500%, 08/25/2041	7,115,494	7,675,206
Government National Mortgage Association
Series 2012-114, Class IO,
1.026%, 01/16/2053	4,086,913	390,782
Series 2010-88, Class BA,
4.500%, 01/20/2036	6,073,719	6,264,142
		48,518,050
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $48,195,117)	$ 48,518,050

PREFERRED SECURITIES - 0.0%
Financials - 0.0%
Federal Home Loan Mortgage Corp., Series Z
(8.375% to 12/31/2012, then higher of
3 month LIBOR + 4.160% or 7.875%)
(I)	39,750	69,563
Federal National Mortgage Association,
Series S (8.250% to 12/31/2015, then higher
of 3 month LIBOR + 4.230% or 7.750%)
(I)	28,575	47,720
		117,283
TOTAL PREFERRED SECURITIES (Cost $1,708,125)	$ 117,283

Short Term Government Income Trust (continued)

		Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.0%

REPURCHASE AGREEMENT - 0.0%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $135,000 on 01/02/2013,
collateralized by $125,000 Federal National
Mortgage Association 4.375% due
10/15/2015 (valued at $139,844,
including interest)	$ 135,000		$135,000
TOTAL SHORT-TERM INVESTMENTS (Cost $135,000)		$ 135,000
Total Investments (Short Term Government Income Trust)
(Cost $543,570,644) - 99.6%		$ 551,567,776
Other assets and liabilities, net - 0.4%			2,278,140
TOTAL NET ASSETS - 100.0%			$ 553,845,916

Strategic Income Opportunities Trust
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 27.7%
Australia - 2.2%
New South Wales Treasury Corp.
6.000%, 05/01/2020	AUD	3,905,000	$4,631,865
Queensland Treasury Corp.
6.000%, 10/21/2015 to 04/21/2016		4,984,000	5,584,799
			10,216,664
Brazil - 0.8%
Federative Republic of Brazil
8.500%, 01/05/2024	BRL	3,440,000	2,045,519
10.250%, 01/10/2028		2,434,000	1,566,200
			3,611,719
Canada - 2.5%
Canada Housing Trust No. 1
2.750%, 06/16/2016 (S)	CAD	2,000,000	2,095,285
Government of Canada
3.000%, 12/01/2015		2,025,000	2,137,437
Province of Ontario
6.250%, 06/16/2015	NZD	5,777,000	5,094,937
Province of Quebec
4.500%, 12/01/2016	CAD	2,000,000	2,217,654
			11,545,313
Indonesia - 2.3%
Republic of Indonesia
6.125%, 05/15/2028	IDR	16,000,000,000	1,715,935
7.000%, 05/15/2022		8,000,000,000	940,842
8.250%, 07/15/2021		5,970,000,000	748,677
9.500%, 06/15/2015		40,220,000,000	4,639,913
10.000%, 07/15/2017		10,880,000,000	1,365,014
12.500%, 03/15/2013		7,635,000,000	805,812
14.250%, 06/15/2013		3,250,000,000	352,320
			10,568,513
Ireland - 0.9%
Government of Ireland
5.400%, 03/13/2025	EUR	3,275,000	4,393,720

The accompanying notes are an integral part of the financial statements.	79
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Malaysia - 1.5%
Government of Malaysia
3.835%, 08/12/2015	MYR	12,850,000	$4,285,332
4.262%, 09/15/2016		7,900,000	2,684,956
			6,970,288
Mexico - 0.8%
Government of Mexico
6.000%, 06/18/2015	MXN	23,000,000	1,827,760
9.500%, 12/18/2014		21,500,000	1,810,394
			3,638,154
New Zealand - 2.8%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	2,000,000	1,824,807
6.000%, 12/15/2017 to 05/15/2021		11,760,000	11,194,383
			13,019,190
Norway - 1.3%
Government of Norway
4.500%, 05/22/2019	NOK	10,247,000	2,149,727
5.000%, 05/15/2015		18,498,000	3,596,948
6.500%, 05/15/2013		3,400,000	622,136
			6,368,811
Peru - 0.1%
Republic of Peru
7.350%, 07/21/2025	$ 280,000		405,720
Philippines - 4.8%
Republic of Philippines
4.950%, 01/15/2021	PHP	33,000,000	887,032
5.875%, 12/16/2020 to 03/01/2032		307,303,440	8,047,468
6.125%, 10/24/2037		84,330,000	2,191,395
6.250%, 01/14/2036		43,000,000	1,256,621
6.500%, 04/28/2021		91,000,000	2,605,172
8.125%, 12/16/2035		230,634,520	7,398,469
			22,386,157
Singapore - 1.2%
Republic of Singapore
1.375%, 10/01/2014	SGD	1,000,000	834,530
2.375%, 04/01/2017		2,800,000	2,489,764
3.250%, 09/01/2020		2,260,000	2,141,371
			5,465,665
South Korea - 4.0%
Korea Treasury Bond Coupon Strips, IO
3.479%, 03/10/2013	KRW	83,030,000	77,161
3.554%, 09/10/2013		83,030,000	76,099
3.601%, 03/10/2014		83,030,000	75,052
3.658%, 09/10/2014		83,030,000	73,980
3.702%, 03/10/2015		83,030,000	72,938
3.772%, 09/10/2015		83,030,000	71,867
3.830%, 03/10/2016		83,030,000	70,778
3.899%, 09/10/2016		83,030,000	69,641
3.958%, 03/10/2017		83,030,000	68,593
4.042%, 09/10/2017		83,030,000	67,534
4.109%, 03/10/2018		83,030,000	66,517
4.197%, 09/10/2018		83,030,000	65,395
Korea Treasury Bond Principal Strips, PO
4.196%, 09/10/2018		2,888,000,000	2,274,622
Republic of Korea
3.250%, 06/10/2015		5,000,000,000	4,716,153
3.500%, 03/10/2017		2,000,000,000	1,907,571
4.000%, 03/10/2016		2,750,000,000	2,654,380

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
South Korea (continued)
Republic of Korea (continued)
4.250%, 06/10/2021	KRW	4,000,000,000	$4,035,480
5.000%, 06/10/2020		2,000,000,000	2,100,544
5.750%, 09/10/2018		2,000,000	2,132
			18,546,437
Sweden - 2.0%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	13,015,000	2,248,657
4.500%, 08/12/2015		13,075,000	2,199,183
5.000%, 12/01/2020		17,300,000	3,370,397
Svensk Exportkredit AB
7.625%, 06/30/2014	NZD	1,975,000	1,731,253
			9,549,490
Thailand - 0.5%
Bank of Thailand
3.200%, 10/22/2014	THB	71,000,000	2,333,352
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $119,054,551)		$ 129,019,193

CORPORATE BONDS - 48.6%
Consumer Discretionary - 8.8%
AMC Entertainment, Inc.
8.750%, 06/01/2019	$ 905,000		1,002,288
9.750%, 12/01/2020		1,280,000	1,478,400
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022		1,370,000	1,390,550
Ameristar Casinos, Inc.
7.500%, 04/15/2021		320,000	346,800
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	1,415,000	734,625
Automotores Gildemeister SA
8.250%, 05/24/2021 (S)	$ 760,000		834,100
Beazer Homes USA, Inc.
6.625%, 04/15/2018 (S)		215,000	227,363
8.125%, 06/15/2016		700,000	745,500
9.125%, 05/15/2019		330,000	345,263
Burlington Coat Factory Warehouse Corp.
10.000%, 02/15/2019		680,000	734,400
Cablevision Systems Corp.
8.000%, 04/15/2020		1,150,000	1,295,188
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		602,000	606,515
CCO Holdings LLC
7.000%, 01/15/2019		1,905,000	2,054,992
Chrysler Group LLC
8.250%, 06/15/2021		370,000	407,000
Cinemark USA, Inc.
7.375%, 06/15/2021		560,000	618,800
Clear Channel Communications, Inc.
9.000%, 03/01/2021		475,000	423,938
10.750%, 08/01/2016		1,685,000	1,272,175
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016		1,011,255	766,026
Corporacion GEO SAB de CV
9.250%, 06/30/2020 (S)		200,000	215,000
DISH DBS Corp.
4.625%, 07/15/2017		210,000	218,925
5.000%, 03/15/2023 (S)		1,130,000	1,130,000
7.875%, 09/01/2019		2,300,000	2,725,500
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)		1,450,000	906

The accompanying notes are an integral part of the financial statements.	80
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Ford Motor Company
6.625%, 10/01/2028		$ 913,000	$1,052,351
7.450%, 07/16/2031		470,000	596,900
Ford Motor Credit Company LLC
4.250%, 02/03/2017		885,000	947,808
Gray Television, Inc.
7.500%, 10/01/2020 (S)		175,000	178,938
Hillman Group, Inc.
10.875%, 06/01/2018		295,000	317,125
Lamar Media Corp.
5.000%, 05/01/2023 (S)		625,000	642,188
Little Traverse Bay Bands of Odawa
Indians
9.000%, 08/31/2020 (S)		520,000	491,400
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036		974,000	1,071,129
Meritage Homes Corp.
7.000%, 04/01/2022		390,000	424,125
MGM Resorts International
8.625%, 02/01/2019 (S)		420,000	468,300
PVH Corp.
7.375%, 05/15/2020		515,000	577,444
Quebecor Media, Inc.
7.375%, 01/15/2021 (S)	CAD	170,000	185,006
Regal Entertainment Group
9.125%, 08/15/2018	$ 305,000		340,075
Shaw Communications, Inc.
5.500%, 12/07/2020	CAD	555,000	625,487
6.500%, 06/02/2014		325,000	346,453
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	$ 430,000		434,300
Sonic Automotive, Inc.
9.000%, 03/15/2018		70,000	76,825
Standard Pacific Corp.
8.375%, 05/15/2018 to 01/15/2021		545,000	632,200
Tenneco, Inc.
6.875%, 12/15/2020		555,000	604,256
The Goodyear Tire & Rubber Company
7.000%, 05/15/2022		2,060,000	2,209,350
8.750%, 08/15/2020		320,000	368,800
Toys R US - Delaware, Inc.
7.375%, 09/01/2016 (S)		545,000	557,263
Toys R Us Property Company II LLC
8.500%, 12/01/2017		190,000	201,400
Univision Communications, Inc.
6.750%, 09/15/2022 (S)		1,290,000	1,331,925
Videotron Ltee
7.125%, 01/15/2020 (S)	CAD	420,000	457,440
Waterford Gaming LLC
8.625%, 09/15/2014 (S)	$ 2,129,724		1,187,133
WMG Acquisition Corp.
11.500%, 10/01/2018		1,590,000	1,836,450
Wok Acquisition Corp.
10.250%, 06/30/2020 (S)		1,465,000	1,558,394
XM Satellite Radio, Inc.
7.625%, 11/01/2018 (S)		1,420,000	1,583,300
			40,878,019
Consumer Staples - 2.1%
Anheuser-Busch InBev Worldwide, Inc.
9.750%, 11/17/2015	BRL	2,111,000	1,098,029
B&G Foods, Inc.
7.625%, 01/15/2018	$ 128,000		137,600

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
Corporacion Lindley SA
6.750%, 11/23/2021 (S)	$ 405,000	$467,775
Corporacion Pesquera Inca SAC
9.000%, 02/10/2017 (S)	375,000	399,375
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)	2,410,000	2,388,913
Marfrig Holding Europe BV
8.375%, 05/09/2018 (S)	285,000	242,963
Revlon Consumer Products Corp.
9.750%, 11/15/2015	505,000	531,513
Reynolds Group Issuer, Inc.
8.500%, 05/15/2018	565,000	579,125
Rite Aid Corp.
9.250%, 03/15/2020	1,300,000	1,384,500
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	955,000	866,663
Yankee Candle Company, Inc.
8.500%, 02/15/2015	3,000	3,015
Yankee Candle Company, Inc., Series B
9.750%, 02/15/2017	500,000	520,630
YCC Holdings LLC, PIK
10.250%, 02/15/2016	900,000	929,340
		9,549,441
Energy - 4.5%
Alpha Natural Resources, Inc.
6.250%, 06/01/2021	1,125,000	1,029,375
Arch Coal, Inc.
7.000%, 06/15/2019	170,000	158,100
7.250%, 06/15/2021	1,420,000	1,309,950
Bill Barrett Corp.
7.000%, 10/15/2022	1,020,000	1,050,600
Calfrac Holdings LP
7.500%, 12/01/2020 (S)	900,000	891,000
Carrizo Oil & Gas, Inc.
7.500%, 09/15/2020	425,000	436,688
EP Energy LLC
7.750%, 09/01/2022	690,000	731,400
9.375%, 05/01/2020	2,432,000	2,742,080
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	385,000	396,550
EV Energy Partners LP
8.000%, 04/15/2019	150,000	159,188
Forbes Energy Services, Ltd.
9.000%, 06/15/2019	450,000	400,500
Forest Oil Corp.
7.500%, 09/15/2020 (S)	155,000	162,750
Halcon Resources Corp.
8.875%, 05/15/2021 (S)	175,000	185,500
Inkia Energy, Ltd.
8.375%, 04/04/2021 (S)	1,575,000	1,760,063
Linn Energy LLC
6.250%, 11/01/2019 (S)	550,000	552,750
MarkWest Energy Partners LP
6.500%, 08/15/2021	495,000	540,788
Niska Gas Storage US LLC
8.875%, 03/15/2018	560,000	575,400
Peabody Energy Corp.
6.250%, 11/15/2021	940,000	998,750
Pertamina Persero PT
5.250%, 05/23/2021 (S)	565,000	629,975
6.500%, 05/27/2041 (S)	400,000	474,000
PHI, Inc.
8.625%, 10/15/2018	725,000	775,750

The accompanying notes are an integral part of the financial statements.	81
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
RDS Ultra-Deepwater, Ltd.
11.875%, 03/15/2017 (S)	$ 340,000		$382,500
Regency Energy Partners LP
9.375%, 06/01/2016		390,000	418,275
Samson Investment Company
9.750%, 02/15/2020 (S)		995,000	1,052,213
SandRidge Energy, Inc.
7.500%, 02/15/2023		845,000	904,150
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)		435,000	462,188
W&T Offshore, Inc.
8.500%, 06/15/2019		805,000	865,375
8.500%, 06/15/2019 (S)		245,000	263,375
Westmoreland Coal Company
10.750%, 02/01/2018		790,000	793,950
			21,103,183
Financials - 16.5%
Affinion Group Holdings, Inc.
11.625%, 11/15/2015		790,000	509,550
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,165,000	2,819,913
Astoria Capital Trust I
9.750%, 11/01/2029		445,000	461,211
Banco Continental SA (7.375% to
10/07/2020, then 3 month
LIBOR + 6.802%)
10/07/2040 (S)		505,000	549,103
Banco Safra SA
10.250%, 08/08/2016 (S)	BRL	752,000	392,987
Bancolombia SA
5.950%, 06/03/2021	$ 850,000		981,750
BBVA Bancomer SA
6.500%, 03/10/2021 (S)		285,000	316,350
Capital One Financial Corp.
6.150%, 09/01/2016		550,000	629,044
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,759,109
Citigroup, Inc.
6.250%, 06/29/2017	NZD	1,245,000	1,089,755
Citigroup, Inc. (5.950% to 01/30/2023,
then 3 month LIBOR + 4.069%)
01/30/2023 (Q)	$ 1,300,000		1,316,250
Citizens Republic Bancorp, Inc.
5.750%, 02/01/2013		500,000	496,943
Corporacion Andina de Fomento
3.750%, 01/15/2016		250,000	263,766
Council of Europe Development Bank
5.250%, 05/27/2013	AUD	1,680,000	1,757,277
Country Garden Holdings Company, Ltd.
11.125%, 02/23/2018 (S)	$ 330,000		381,150
DuPont Fabros Technology LP
8.500%, 12/15/2017		395,000	431,538
E*Trade Financial Corp.
6.000%, 11/15/2017		585,000	598,163
6.750%, 06/01/2016		590,000	620,975
Eurofima
6.000%, 01/28/2014	AUD	1,395,000	1,490,317
European Investment Bank
4.250%, 02/04/2015	NOK	6,400,000	1,207,009
5.375%, 05/20/2014	AUD	3,030,000	3,237,392

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
First Tennessee Bank NA
5.050%, 01/15/2015	$ 618,000		$644,619
General Electric Capital
Australia Funding Pty, Ltd.
6.000%, 05/15/2013	AUD	580,000	607,749
7.000%, 10/08/2015		2,800,000	3,144,970
General Electric Capital Corp.
4.875%, 04/05/2016	SEK	10,000,000	1,660,429
General Electric Capital Corp. (7.125%
until 06/15/2022, then 3 month
LIBOR + 5.296%)
06/15/2022 (Q)	$ 1,600,000		1,808,464
General Electric Capital Corp., Series A
7.625%, 12/10/2014	NZD	4,415,000	3,913,736
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR + 2.125%)
02/12/2067 (S)	$ 1,885,000		1,729,488
Hongkong Land Treasury Services
(Singapore) Pte, Ltd.
3.860%, 12/29/2017	SGD	250,000	216,012
Host Hotels & Resorts LP
5.250%, 03/15/2022	$ 620,000		678,900
Inter-American Development Bank
4.750%, 01/10/2014	INR	55,850,000	997,125
Intercorp Retail Trust
8.875%, 11/14/2018 (S)	$ 515,000		585,813
International Bank for Reconstruction &
Development
4.500%, 08/16/2016	NZD	1,455,000	1,255,079
International Finance Corp.
7.500%, 02/28/2013	AUD	1,627,000	1,700,820
iPayment, Inc.
10.250%, 05/15/2018	$ 200,000		160,500
Kreditanstalt fuer Wiederaufbau
4.000%, 12/15/2014	NOK	10,010,000	1,874,602
5.750%, 05/13/2015	AUD	4,775,000	5,243,062
Mattamy Group Corp.
6.500%, 11/15/2020 (S)	$ 895,000		897,238
Merrill Lynch & Company, Inc.
1.068%, 09/15/2026 (P)		2,630,000	2,183,731
MetLife, Inc.
6.400%, 12/15/2036		755,000	805,343
Moody’s Corp.
4.500%, 09/01/2022		140,000	149,519
Nationstar Mortgage LLC
7.875%, 10/01/2020 (S)		270,000	284,850
9.625%, 05/01/2019 (S)		1,039,000	1,168,875
10.875%, 04/01/2015		175,000	187,250
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month
LIBOR + 4.175%)
09/15/2042		645,000	677,250
Realogy Corp.
7.625%, 01/15/2020 (S)		95,000	107,588
Regions Bank
6.450%, 06/26/2037		250,000	263,510
Regions Financial Corp.
7.375%, 12/10/2037		385,000	421,575
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022		3,155,000	3,326,566
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)		350,000	371,000

The accompanying notes are an integral part of the financial statements.	82
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Standard Chartered Bank
2.220%, 07/05/2013	SGD	1,750,000	$1,439,808
Symetra Financial Corp. (8.300% to
10/15/2017, then 3 month
LIBOR + 4.177%)
10/15/2037 (S)	$ 990,000		1,021,805
Synovus Financial Corp.
5.125%, 06/15/2017		1,570,000	1,554,300
7.875%, 02/15/2019		725,000	804,750
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	1,131,225
The Allstate Corp.
6.125%, 05/15/2037 (P)	$ 2,405,000		2,501,200
The Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)		1,410,000	1,424,100
The Royal Bank of Scotland PLC
2.195%, 03/31/2014 (P)	SGD	2,500,000	2,037,364
United Community Banks, Inc.
7.500%, 09/30/2015 (S)	$ 425,000		406,938
Wells Fargo & Company
2.625%, 12/15/2016		945,000	997,020
Western Alliance Bancorp
10.000%, 09/01/2015		845,000	942,175
Wilmington Trust Corp.
4.875%, 04/15/2013		715,000	720,430
XL Group PLC., Series E (6.500% to
04/15/2017, then 3 month
LIBOR + 2.458%)
04/15/2017 (Q)		1,115,000	1,042,525
Yanlord Land Group, Ltd.
10.625%, 03/29/2018 (S)		450,000	510,750
Zions Bancorporation
6.000%, 09/15/2015		905,000	956,671
			76,866,276
Health Care - 2.3%
AbbVie, Inc.
4.400%, 11/06/2042 (S)		615,000	651,726
Alere, Inc.
8.625%, 10/01/2018		735,000	738,675
BioScrip, Inc.
10.250%, 10/01/2015		830,000	886,025
Catalent Pharma Solutions, Inc.
7.875%, 10/15/2018 (S)		315,000	317,363
9.500%, 04/15/2015 (P)		160,836	164,085
Community Health Systems, Inc.
7.125%, 07/15/2020		315,000	336,263
Endo Health Solutions, Inc.
7.250%, 01/15/2022		530,000	568,425
ExamWorks Group, Inc.
9.000%, 07/15/2019		1,195,000	1,278,650
Grifols, Inc.
8.250%, 02/01/2018		325,000	357,906
HCA Holdings, Inc.
6.250%, 02/15/2021		1,897,000	1,944,425
HCA, Inc.
7.500%, 02/15/2022		1,165,000	1,333,925
8.000%, 10/01/2018		280,000	324,100
National Mentor Holdings, Inc.
12.500%, 02/15/2018 (S)		705,000	720,863
Valeant Pharmaceuticals International, Inc.
7.000%, 10/01/2020 (S)		580,000	630,750

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health Care (continued)
Vanguard Health Holding
Company II LLC
7.750%, 02/01/2019	$ 458,000	$474,030
		10,727,211
Industrials - 4.0%
Aircastle, Ltd.
6.750%, 04/15/2017	90,000	96,300
7.625%, 04/15/2020	90,000	100,575
Avis Budget Car Rental LLC
9.625%, 03/15/2018	325,000	362,375
Bombardier, Inc.
7.750%, 03/15/2020 (S)	1,135,000	1,288,225
Covanta Holding Corp.
7.250%, 12/01/2020	1,385,000	1,525,427
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	1,266,805	1,414,008
Empresas ICA SAB de CV
8.375%, 07/24/2017 (S)	315,000	339,413
Georgian Railway JSC
7.750%, 07/11/2022 (S)	315,000	358,313
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	906,000	994,335
Navios Maritime Holdings, Inc.
8.125%, 02/15/2019	375,000	326,250
Navios South American Logistics, Inc.
9.250%, 04/15/2019	240,000	235,500
Nortek, Inc.
10.000%, 12/01/2018	915,000	1,017,938
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	590,000	684,400
7.500%, 09/14/2015 (Q)(S)	1,195,000	1,305,538
SCF Capital, Ltd.
5.375%, 10/27/2017 (S)	905,000	926,539
Smiths Group PLC
7.200%, 05/15/2019 (S)	290,000	352,786
TAM Capital 3, Inc.
8.375%, 06/03/2021 (S)	775,000	854,438
Thermadyne Holdings Corp.
9.000%, 12/15/2017	435,000	463,275
Tutor Perini Corp.
7.625%, 11/01/2018	1,100,000	1,135,750
UAL 2009-1 Pass Through Trust
10.400%, 11/01/2016	664,373	764,826
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	322,920	373,780
United Air Lines, Inc.
9.875%, 08/01/2013 (S)	140,000	140,788
12.000%, 11/01/2013 (S)	1,105,000	1,113,288
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	300,000	327,000
US Airways 2012-1 Class B Pass
Through Trust
8.000%, 10/01/2019	900,000	960,750
WPE International Cooperatief UA
10.375%, 09/30/2020 (S)	1,220,000	1,049,200
		18,511,017
Information Technology - 1.1%
Brightstar Corp.
9.500%, 12/01/2016 (S)	1,155,000	1,230,075

The accompanying notes are an integral part of the financial statements.	83
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information Technology (continued)
CDW LLC
12.535%, 10/12/2017	$ 836,000	$893,475
CyrusOne LP
6.375%, 11/15/2022 (S)	120,000	125,100
Equinix, Inc.
8.125%, 03/01/2018	730,000	804,825
First Data Corp.
8.875%, 08/15/2020 (S)	110,000	119,900
Freescale Semiconductor, Inc.
9.250%, 04/15/2018 (S)	135,000	147,488
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	110,000	125,125
j2 Global, Inc.
8.000%, 08/01/2020	260,000	270,400
Seagate HDD Cayman
7.000%, 11/01/2021	860,000	922,350
Zayo Group LLC
8.125%, 01/01/2020	365,000	406,063
		5,044,801
Materials - 4.9%
APERAM
7.750%, 04/01/2018 (S)	430,000	378,400
ArcelorMittal
7.250%, 03/01/2041	1,145,000	1,059,692
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)	1,050,000	1,140,563
Berry Plastics Corp.
9.500%, 05/15/2018	580,000	638,000
9.750%, 01/15/2021	470,000	541,675
Cascades, Inc.
7.875%, 01/15/2020	25,000	26,625
Cemex Finance LLC
9.375%, 10/12/2022 (S)	375,000	421,875
CSN Islands XII Corp.
7.000%, 09/23/2015 (Q)(S)	820,000	836,400
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (S)	710,000	642,550
Ferro Corp.
7.875%, 08/15/2018	50,000	45,125
FMG Resources August 2006 Pty, Ltd.
6.875%, 04/01/2022 (S)	1,715,000	1,753,588
Hexion US Finance Corp.
8.875%, 02/01/2018	1,975,000	2,029,313
HudBay Minerals, Inc.
9.500%, 10/01/2020 (S)	1,170,000	1,237,275
Inmet Mining Corp.
7.500%, 06/01/2021 (S)	645,000	669,188
8.750%, 06/01/2020 (S)	955,000	1,043,338
Longview Fibre Paper & Packaging, Inc.
8.000%, 06/01/2016 (S)	295,000	309,750
Mercer International, Inc.
9.500%, 12/01/2017	610,000	645,075
Metinvest BV
8.750%, 02/14/2018 (S)	950,000	923,875
New Gold, Inc.
6.250%, 11/15/2022 (S)	370,000	382,950
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	435,000	495,900
Polymer Group, Inc.
7.750%, 02/01/2019	155,000	166,238
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)	730,000	742,775

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Resolute Forest Products
10.250%, 10/15/2018	$ 755,000		$864,475
Sappi Papier Holding GmbH
7.500%, 06/15/2032 (S)		1,110,000	943,500
7.750%, 07/15/2017 (S)		235,000	256,150
Sawgrass Merger Sub Inc
8.750%, 12/15/2020 (S)		1,100,000	1,108,250
Sealed Air Corp.
6.500%, 12/01/2020 (S)		250,000	270,000
SunCoke Energy, Inc.
7.625%, 08/01/2019		820,000	844,600
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018		475,000	389,500
Vale Overseas, Ltd.
4.625%, 09/15/2020		310,000	334,650
Votorantim Cimentos SA
7.250%, 04/05/2041 (S)		1,115,000	1,248,800
Walter Energy, Inc.
9.875%, 12/15/2020 (S)		495,000	551,925
			22,942,020
Telecommunication Services - 3.5%
American Tower Corp.
7.000%, 10/15/2017		529,000	632,397
Cincinnati Bell, Inc.
8.375%, 10/15/2020		676,000	731,770
8.750%, 03/15/2018		1,070,000	1,104,775
Crown Castle International Corp.
5.250%, 01/15/2023 (S)		385,000	411,950
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		714,000	804,924
Data & Audio Visual Enterprises
Wireless, Inc.
9.500%, 04/29/2018	CAD	476,000	425,897
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)	$ 460,000		506,000
10.500%, 04/15/2018 (S)		278,000	305,800
Digicel, Ltd.
7.000%, 02/15/2020 (S)		525,000	561,750
8.250%, 09/01/2017 (S)		680,000	727,600
Frontier Communications Corp.
7.125%, 01/15/2023		1,330,000	1,409,800
9.250%, 07/01/2021		150,000	175,875
GTP Acquisition Partners I LLC
7.628%, 06/15/2016 (S)		890,000	938,122
Intelsat Jackson Holdings SA
6.625%, 12/15/2022 (S)		1,585,000	1,636,513
Intelsat Luxembourg SA
11.250%, 02/04/2017		1,106,000	1,169,595
Level 3 Communications, Inc.
8.875%, 06/01/2019 (S)		100,000	106,500
Level 3 Financing, Inc.
10.000%, 02/01/2018		630,000	702,450
Oi SA
9.750%, 09/15/2016 (S)	BRL	811,000	415,897
Satmex Escrow SA de CV
9.500%, 05/15/2017	$ 630,000		661,500
SBA Telecommunications, Inc.
5.750%, 07/15/2020 (S)		505,000	536,563
SBA Tower Trust
5.101%, 04/17/2017 (S)		616,000	694,417
SingTel Group Treasury Pte, Ltd.
3.488%, 04/08/2020	SGD	1,000,000	887,794

The accompanying notes are an integral part of the financial statements.	84
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
Sprint Nextel Corp.
9.000%, 11/15/2018 (S)	$ 170,000	$209,950
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)	380,000	384,750
		16,142,589
Utilities - 0.9%
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)	555,000	604,950
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (S)	1,070,000	1,316,100
Energy Future Holdings Corp., PIK
11.250%, 11/01/2017	8,714	8,148
GenOn Energy, Inc.
7.875%, 06/15/2017	129,000	142,545
NRG Energy, Inc.
6.625%, 03/15/2023 (S)	1,370,000	1,465,900
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015	2,100,000	609,000
		4,146,643
TOTAL CORPORATE BONDS (Cost $213,323,675)	$ 225,911,200

CAPITAL PREFERRED SECURITIES - 2.6%
Financials - 2.6%
BAC Capital Trust XIV
4.000%, 01/31/2013 (P)(Q)	480,000	405,677
Cullen/Frost Capital Trust II
1.861%, 03/01/2034 (P)	826,000	681,538
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month
LIBOR + 1.368%)
04/15/2037	2,201,000	2,201,000
First Midwest Capital Trust I, Series B
6.950%, 12/01/2033	849,000	869,164
First Tennessee Capital II
6.300%, 04/15/2034	593,000	581,140
HSBC Finance Capital Trust IX (5.911%
to 11/30/2015, then 3 month
LIBOR + 1.926%)
11/30/2035	1,435,000	1,431,413
JPMorgan Chase Capital XXIII (1.310%
to 05/15/2047, then 3 month
LIBOR + 2.030%)
05/15/2077	1,990,000	1,512,257
M&T Capital Trust III
9.250%, 02/01/2027	95,000	97,019
North Fork Capital Trust II
8.000%, 12/15/2027	385,000	392,315
PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	800,000	908,592
Regions Financing Trust II (6.625% to
05/15/2027, then 3 month
LIBOR + 1.290%)
05/15/2047	1,630,000	1,621,850

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
USB Capital IX
3.500%, 03/04/2013 (P)(Q)	$ 1,401,000		$1,266,392
			11,968,357
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $11,276,388)		$ 11,968,357

CONVERTIBLE BONDS - 1.5%
Consumer Discretionary - 0.6%
Ford Motor Company
4.250%, 11/15/2016		1,075,000	1,703,875
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)		699,000	1,199,659
			2,903,534
Financials - 0.4%
Ares Capital Corp.
5.750%, 02/01/2016 (S)		1,130,000	1,213,338
Dundee International
5.500%, 07/31/2018	CAD	215,000	222,479
Transglobe Apartment
5.400%, 09/30/2018 (S)		275,000	299,965
			1,735,782
Health Care - 0.2%
Teleflex, Inc.
3.875%, 08/01/2017	$ 95,000		121,719
WellPoint, Inc.
2.750%, 10/15/2042 (S)		684,000	735,728
			857,447
Industrials - 0.2%
United Continental Holdings, Inc.
4.500%, 06/30/2021		1,210,000	1,155,586
Information Technology - 0.1%
Electronic Arts, Inc.
0.750%, 07/15/2016		250,000	230,469
TOTAL CONVERTIBLE BONDS (Cost $6,584,723)		$ 6,882,818

MUNICIPAL BONDS - 0.0%
City of Long Beach (California)
7.282%, 11/01/2030		170,000	176,701
TOTAL MUNICIPAL BONDS (Cost $171,700)		$ 176,701

TERM LOANS (M) - 4.6%
Consumer Discretionary - 1.4%
Ameristar Casinos, Inc.
4.000%, 04/16/2018		440,000	442,406
Burlington Coat Factory Warehouse Corp.
5.500%, 02/23/2017		430,650	433,649
Caesars Entertainment Operating
Company, Inc.
4.460%, 01/26/2018		1,850,000	1,595,882
CCM Merger, Inc.
6.000%, 03/01/2017		246,935	247,392
Clear Channel Communications, Inc.
3.862%, 01/29/2016		1,186,072	981,474
Hubbard Broadcasting, Inc.
8.750%, 04/30/2018		100,000	101,500
Landry’s, Inc.
6.500%, 04/24/2018		506,175	511,079
Las Vegas Sands LLC
2.760%, 11/23/2016		546,113	546,717

The accompanying notes are an integral part of the financial statements.	85
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Consumer Discretionary (continued)
Mood Media Corp.
7.000%, 05/07/2018	$ 260,318	$259,472
PRIMEDIA, Inc.
7.500%, 01/12/2018	1,625,250	1,556,177
		6,675,748
Consumer Staples - 0.1%
Revlon Consumer Products Corp.
4.753%, 11/17/2017	403,850	406,021
Energy - 0.2%
Vantage Drilling Company
6.250%, 10/26/2017	1,012,188	1,009,657
Financials - 0.1%
Realogy Corp.
3.415%, 10/10/2013	51,640	51,769
Walter Investment Management Corp.
5.750%, 11/28/2017	390,063	391,038
		442,807
Health Care - 1.3%
Aptalis Pharma, Inc.
5.500%, 02/10/2017	441,620	443,460
Capsugel Holdings US, Inc.
4.750%, 08/01/2018	396,200	400,038
Catalent Pharma Solutions, Inc.
4.209%, 09/15/2016	1,511,948	1,519,508
5.250%, 09/15/2017	1,657,611	1,674,188
MModal, Inc.
6.750%, 08/15/2019	433,925	414,398
National Mentor Holdings, Inc.
6.500%, 02/09/2017	1,031,129	1,025,114
Patheon, Inc.,
TBD 10/28/2019 (T)	255,000	252,769
Warner Chilcott Company LLC
4.250%, 03/15/2018	610,980	613,598
		6,343,073
Industrials - 0.3%
Swift Transportation Company LLC
5.000%, 12/21/2017	384,741	387,868
Travelport LLC
5.105%, 08/21/2015	397,940	380,199
US Airways Group, Inc.
2.712%, 03/21/2014	567,576	558,637
		1,326,704
Information Technology - 0.4%
Aspect Software, Inc.,
TBD 05/07/2016 (T)	215,000	216,075
Emdeon, Inc.
5.000%, 11/02/2018	431,737	435,407
First Data Corp.
4.211%, 03/23/2018	593,821	564,789
5.211%, 03/24/2017	45,048	44,232
NeuStar, Inc.
5.000%, 11/08/2018	431,721	433,610
		1,694,113
Materials - 0.3%
Consolidated Container Company LLC
5.000%, 07/03/2019	394,013	394,998

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Materials (continued)
Fortescue Metals Group
Finance PTY, Ltd.
5.250%, 10/18/2017	$ 832,913	$838,769
		1,233,767
Telecommunication Services - 0.5%
Intelsat Jackson Holdings SA
3.210%, 02/03/2014	700,000	699,125
Ntelos Holdings Corp.
5.750%, 11/07/2019	922,688	885,780
UniTek Global Services, Inc.
9.000%, 04/16/2018	633,713	619,454
		2,204,359
TOTAL TERM LOANS (Cost $21,480,268)	$ 21,336,249

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.5%
Commercial & Residential - 3.9%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
2.920%, 04/25/2035 (P)	666,549	658,236
American Home Mortgage Assets LLC,
Series 2006-6, Class XP IO
1.725%, 12/25/2046	11,139,825	993,601
American Tower Trust, Series 2007-1A,
Class C
5.615%, 04/15/2037 (S)	260,000	265,949
Bear Stearns Adjustable Rate
Mortgage Trust, Series 2004-10,
Class 12A3
2.965%, 01/25/2035 (P)	655,798	640,393
Bear Stearns Alt-A Trust
Series 2005-7, Class 11A1,
0.480%, 08/25/2035 (P)	371,877	332,301
Series 2004-12, Class 1A1,
0.910%, 01/25/2035 (P)	408,905	393,537
Series 2004-13, Class A1,
0.950%, 11/25/2034 (P)	946,257	931,558
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 2A1
2.991%, 02/25/2037 (P)	358,777	365,324
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class X IO
2.653%, 09/20/2046	8,708,908	556,662
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
1.989%, 09/19/2044	4,367,904	245,053
Series 2005-AR2, Class X2 IO,
2.740%, 03/19/2045	8,193,251	507,551
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM
5.867%, 07/10/2038 (P)	90,000	101,238
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1
2.614%, 09/25/2035 (P)	903,649	886,831
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	11,723,977	83,240
Series 2007-3, Class ES IO,
0.350%, 05/19/2047	13,984,535	99,290
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	16,297,269	115,711

The accompanying notes are an integral part of the financial statements.	86
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Harborview Mortgage Loan Trust (continued)
Series 2005-8, Class 1X IO,
2.182%, 09/19/2035	$ 7,002,188	$456,969
Series 2005-2, Class IX IO,
2.245%, 05/19/2035	3,177,763	219,200
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.686%, 10/25/2036	22,173,819	1,207,364
Series 2005-AR18, Class 1X IO,
2.038%, 10/25/2036	21,842,098	1,631,605
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2007-CB18,
Class A4
5.440%, 06/12/2047	640,000	736,475
Merrill Lynch Mortgage Investors Trust,
Series 2006-3, Class 2A1
2.677%, 10/25/2036 (P)	330,851	316,559
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AM
5.311%, 01/12/2044 (P)	885,000	977,986
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3,
Class A4
5.414%, 07/12/2046 (P)	628,000	721,956
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
2.824%, 10/25/2034 (P)	559,138	535,971
Series 2004-9, Class 1A,
5.831%, 11/25/2034 (P)	416,265	406,723
Opteum Mortgage Acceptance Corp.,
Series 2005-4, Class 1APT
0.520%, 11/25/2035 (P)	568,115	516,992
Structured Asset Securities Corp.,
Series 2003-7A, Class 3A6
2.764%, 12/25/2033 (P)	552,921	549,406
WaMu Mortgage Pass Through
Certificates, Series 2005-AR13, Class X
IO
1.476%, 10/25/2045	31,733,839	1,805,011
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-Z,
Class 2A1
2.623%, 12/25/2034 (P)	650,051	658,056
U.S. Government Agency - 0.6%
Federal Home Loan Mortgage Corp.
Series K705, Class X1 IO,
1.761%, 09/25/2018	3,822,478	329,952
Series 292, Class IO,
3.500%, 11/15/2027	1,468,125	235,497
Series 291, Class IO,
3.500%, 11/15/2032	2,027,702	402,762
Series 4077, Class IK IO,
5.000%, 07/15/2042	1,948,189	609,541
Federal National Mortgage Association
Series 2012-118, Class AI IO,
3.500%, 11/25/2037	1,969,459	399,970
Series 402, Class 4 IO,
4.000%, 10/25/2039	576,715	50,391
Series 402, Class 3 IO,
4.000%, 11/25/2039	562,088	59,768
Series 406, Class 3 IO,
4.000%, 01/25/2041	544,611	67,635

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 398, Class C3 IO,
4.500%, 05/25/2039	$ 346,329	$29,924
Series 402, Class 7 IO,
4.500%, 11/25/2039	666,965	83,271
Series 407, Class 4 IO,
4.500%, 03/25/2041	982,920	122,548
Series 407, Class 7 IO,
5.000%, 03/25/2041	2,190,210	366,758
Series 407, Class 8 IO,
5.000%, 03/25/2041	1,072,000	158,487
		2,916,504
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $14,032,110)	$ 20,833,252

ASSET BACKED SECURITIES - 0.5%
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	1,675,931	1,882,322
Home Equity Asset Trust, Series 2003-1,
Class M1 1.710%, 06/25/2033 (P)	313,016	294,990
TOTAL ASSET BACKED SECURITIES (Cost $1,970,204)	$ 2,177,312

COMMON STOCKS - 3.2%
Consumer Discretionary - 0.4%
Charter Communications, Inc., Class A (I)	26,089	$1,989,025
Greektown Superholdings, Inc. (I)	269	15,691
Vertis Holdings, Inc. (I)	8,371	0
		2,004,716
Energy - 0.2%
ConocoPhillips	20,310	1,177,777
Financials - 0.6%
Apollo Investment Corp.	96,027	802,786
Ares Capital Corp.	34,356	601,230
Dundee International	11,025	121,145
Plum Creek Timber Company, Inc.	16,069	712,982
Weyerhaeuser Company	22,945	638,330
		2,876,473
Telecommunication Services - 0.3%
AT&T, Inc.	35,651	1,201,795
Utilities - 1.7%
Alliant Energy Corp.	27,024	1,186,624
Consolidated Edison, Inc.	18,634	1,034,932
Dominion Resources, Inc.	20,890	1,082,102
Duke Energy Corp.	18,923	1,207,287
Entergy Corp.	16,465	1,049,644
FirstEnergy Corp.	24,538	1,024,707
Xcel Energy, Inc.	43,256	1,155,368
		7,740,664
TOTAL COMMON STOCKS (Cost $13,219,500)	$ 15,001,425

PREFERRED SECURITIES - 6.0%
Consumer Discretionary - 0.3%
General Motors Company,
Series B, 4.750%	24,832	1,095,836

The accompanying notes are an integral part of the financial statements.	87
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Consumer Discretionary (continued)
Greektown
Superholdings, Inc., Series A (I)	5,366	$437,383
		1,533,219
Financials - 4.8%
Citigroup Capital VIII, 6.950%	3,225	81,238
Citigroup Capital XV, 6.500%	17,450	437,995
Citigroup Capital XVI, 6.450%	25,775	644,891
Citigroup Capital XVII, 6.350%	16,450	411,744
Citizens Funding Trust I, 7.500%	7,000	214,550
Discover Financial Services, 6.500%	29,850	753,713
FelCor Lodging Trust, Inc.,
Series A, 1.950%	30,070	729,498
First Tennessee Bank NA, 3.750% (S)	2,005	1,427,309
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	21,225	565,646
Hartford Financial Services
Group, Inc., 7.875%	50,575	1,452,008
Health Care REIT, Inc., 6.500%	12,750	729,173
HSBC USA, Inc., 6.500%	10,000	251,300
Huntington Bancshares, Inc., 8.500%	1,305	1,605,150
MetLife, Inc., 5.000%	36,643	1,629,514
Regions Financial Corp., 6.375%	49,955	1,234,388
Reinsurance Group of
America, Inc., 6.200%	34,301	929,900
SunTrust Banks, Inc., 4.000%	42,525	1,001,464
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	64,350	1,842,984
Webster Financial Corp., 6.400%	25,775	646,953
Wells Fargo & Company,
Series L, 7.500%	2,205	2,701,125
Wintrust Financial Corp., 5.000%	135	139,942
Zions Bancorporation, 7.900%	43,550	1,303,016
Zions Bancorporation, Series C, 9.500%	56,400	1,459,632
		22,193,133
Industrials - 0.3%
Continental Airlines
Finance Trust II, 6.000%	5,800	202,638
United Technologies Corp., 7.500%	21,150	1,178,267
		1,380,905
Utilities - 0.6%
PPL Corp., 8.750%	50,715	2,724,917
TOTAL PREFERRED SECURITIES (Cost $27,117,939)		$ 27,832,174

INVESTMENT COMPANIES - 0.1%
FII BTG Pactual Corporate Office Fund	5,910	$ 447,893
TOTAL INVESTMENT COMPANIES (Cost $433,828)		$ 447,893

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%
Lear Corp., Series B
8.750%, 12/01/2016 (I)	$ 1,415,000	15,034
TOTAL ESCROW CERTIFICATES (Cost $187)		$ 15,034

OPTIONS PURCHASED - 0.1%
Call Options - 0.1%
Over the Counter Call EUR vs. GBP
(Expiration Date: 03/16/2013; Strike
Price: $0.83; Counterparty: Morgan
Stanley Company, Inc.) (I)	23,445,000	$161,292

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
OPTIONS PURCHASED (continued)
Call Options (continued)
Over the Counter Call EUR vs. GBP
(Expiration Date: 04/26/2013; Strike
Price: $0.83; Counterparty:Morgan
Stanley Company, Inc.) (I)	17,175,000	$133,573
Over the Counter Call EUR vs. USD
(Expiration Date: 01/13/2013; Strike
Price: $1.35; Counterparty: Citigroup
Global Market) (I)	11,330,000	34,995
Over the Counter Call USD vs. JPY
(Expiration Date: 01/24/2013; Strike
Price: $86; Counterparty: Morgan
Stanley Company, Inc.) (I)	13,000,000	172,861
Over the Counter Call USD vs. JPY
(Expiration Date: 04/19/2013; Strike
Price: $90; Counterparty: State Street
Global Markets) (I)	11,600,000	97,463
Over the Counter Call USD vs. JPY
(Expiration Date: 06/19/2013; Strike
Price: $90; Counterparty:Morgan
Stanley Company, Inc.) (I)	10,745,000	140,115
		740,299
TOTAL OPTIONS PURCHASED (Cost $918,552)		$ 740,299

SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreement - 1.7%
Repurchase Agreement with State
Street Corp. dated 12/31/2012 at
0.010% to be repurchased at $7,892,004
on 01/02/2013, collateralized by
$8,040,000 U.S. Treasury Notes,
0.250% due 03/31/2014 (valued at
$8,050,050, including interest)	$ 7,892,000	$7,892,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,892,000)		$ 7,892,000
Total Investments (Strategic Income Opportunities Trust)
(Cost $437,475,625) - 101.1%		$ 470,233,907
Other assets and liabilities, net - (1.1%)		(5,156,276)
TOTAL NET ASSETS - 100.0%		$ 465,077,631

Total Return Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 75.3%
U.S. Government - 30.1%
Treasury Inflation Protected Securities
0.125%, 04/15/2017 to 07/15/2022	$ 34,496,965	$37,372,168
0.625%, 07/15/2021	5,336,968	6,061,627
0.750%, 02/15/2042	25,797,744	28,214,270
1.125%, 01/15/2021	5,604,485	6,579,139
1.250%, 07/15/2020	11,773,659	13,959,144
1.750%, 01/15/2028	6,735,437	8,708,711
2.000%, 01/15/2026	8,041,743	10,531,539
2.125%, 02/15/2040	10,916,346	15,969,424
2.375%, 01/15/2025 to 01/15/2027	20,746,467	28,270,566
2.500%, 01/15/2029	20,147,567	28,678,812
3.625%, 04/15/2028	9,010,260	14,272,810
3.875%, 04/15/2029 (F)	7,739,105	12,805,193

The accompanying notes are an integral part of the financial statements.	88
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bonds
3.125%, 11/15/2041 (F)	$ 2,700,000	$2,815,592
U.S. Treasury Notes
0.375%, 11/15/2015	319,500,000	319,774,451
0.750%, 10/31/2017 to 12/31/2017	183,000,000	183,337,548
0.875%, 07/31/2019	35,500,000	35,034,063
1.000%, 06/30/2019 to 09/30/2019	118,100,000	117,306,164
1.125%, 05/31/2019	18,500,000	18,602,620
1.250%, 10/31/2019	1,300,000	1,309,649
1.500%, 08/31/2018 (F)	82,900,000	85,788,568
1.625%, 08/15/2022 to 11/15/2022	58,400,000	57,827,806
1.750%, 05/15/2022	4,800,000	4,836,000
3.375%, 11/15/2019	4,000,000	4,594,064
3.625%, 08/15/2019	1,100,000	1,279,868
		1,043,929,796
U.S. Government Agency - 45.2%
Federal Home Loan Mortgage Corp.
1.000%, 03/08/2017 to 09/29/2017	46,100,000	46,656,011
1.250%, 05/12/2017 to 10/02/2019	29,000,000	29,015,378
1.750%, 05/30/2019	2,700,000	2,792,354
2.375%, 01/13/2022	4,800,000	5,008,733
2.657%, 01/01/2029 (P)	140,354	148,870
2.800%, 06/01/2034 (P)	221,878	235,879
3.750%, 03/27/2019	2,000,000	2,311,532
4.000%, TBA (C)	10,000,000	10,672,656
4.000%, 09/01/2035 to 12/01/2041	39,895,568	42,554,438
4.500%, TBA (C)	14,500,000	15,551,250
4.500%, 10/01/2025 to 10/01/2041	17,139,601	18,398,255
5.000%, 02/16/2017	1,400,000	1,649,287
5.500%, 08/23/2017 to 07/01/2038	2,462,997	2,699,677
6.000%, 03/01/2016 to 08/01/2038	1,391,395	1,515,094
Federal National Mortgage Association
0.875%, 08/28/2017 to 12/20/2017	5,500,000	5,513,258
1.125%, 04/27/2017	6,200,000	6,313,379
1.250%, 01/30/2017	8,800,000	9,021,461
1.366%, 06/01/2043 (P)	1,026,634	1,041,989
1.566%, 10/01/2040 (P)	174,738	178,418
2.219%, 09/01/2035 (P)	3,150,437	3,341,392
2.310%, 08/01/2022	700,000	714,443
2.500%, TBA (C)	3,000,000	3,136,684
2.500%, 01/01/2027 to 10/01/2027	15,746,604	16,473,269
2.590%, 07/01/2022	11,916,014	12,203,677
2.640%, 06/01/2022	6,300,000	6,458,241
2.870%, 09/01/2027	1,600,000	1,573,778
2.940%, 07/01/2022	2,643,292	2,778,118
3.000%, TBA (C)	114,000,000	119,727,173
3.156%, 05/01/2022	9,666,121	10,302,936
3.330%, 11/01/2021	392,860	426,825
3.500%, TBA (C)	85,000,000	90,544,382
3.500%, 09/01/2020 to 09/01/2026	1,465,248	1,556,575
3.876%, 05/01/2036 (P)	1,783,473	1,937,647
4.000%, TBA (C)	266,500,000	285,550,325
4.000%, 07/01/2019 to 01/01/2042	60,063,042	64,371,580
4.500%, TBA (C)	175,000,000	189,034,298
4.500%, 04/01/2018 to 01/01/2042	274,097,814	296,123,097
4.733%, 09/01/2035 (P)	159,039	167,952
5.000%, TBA (C)	20,500,000	22,205,664
5.000%, 02/13/2017 to 03/01/2035	6,956,030	7,698,236
5.004%, 05/01/2035 (P)	284,445	304,261
5.375%, 06/12/2017	1,600,000	1,923,963
5.500%, TBA (C)	7,000,000	7,605,391
5.500%, 03/01/2021 to 06/01/2040	154,817,360	168,211,173

Total Return Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
6.000%, TBA (C)	$ 22,000,000		$24,028,125
6.000%, 12/01/2016 to 01/01/2039		24,280,148	26,627,882
6.500%, 03/01/2036 to 11/01/2037		43,712	48,751
Government National
Mortgage Association
1.625%, 02/20/2024 to 02/20/2032 (P)		917,772	957,840
1.750%, 09/20/2021 to 05/20/2030 (P)		398,766	412,470
Small Business Administration
4.504%, 02/01/2014		71,225	73,053
4.880%, 11/01/2024		74,399	81,644
5.130%, 09/01/2023		135,563	150,452
5.520%, 06/01/2024		2,419,385	2,743,935
			1,570,773,151
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,585,562,279)		$ 2,614,702,947

FOREIGN GOVERNMENT
OBLIGATIONS - 11.9%
Canada - 3.6%
Province of British Columbia
4.300%, 06/18/2042	CAD	400,000	476,562
Province of Ontario
1.600%, 09/21/2016	$ 100,000		103,171
1.650%, 09/27/2019		7,500,000	7,488,840
2.850%, 06/02/2023	CAD	1,700,000	1,706,341
3.000%, 07/16/2018	$ 1,800,000		1,961,375
3.150%, 06/02/2022	CAD	13,100,000	13,625,080
4.000%, 06/02/2021		3,000,000	3,337,670
4.200%, 06/02/2020		29,300,000	33,025,610
4.300%, 03/08/2017		1,400,000	1,549,022
4.400%, 04/14/2020	$ 1,100,000		1,294,263
4.600%, 06/02/2039	CAD	1,800,000	2,171,419
4.700%, 06/02/2037		36,400,000	44,138,156
Province of Quebec
2.750%, 08/25/2021	$ 1,200,000		1,252,190
3.000%, 09/01/2023	CAD	200,000	201,285
3.500%, 07/29/2020	$ 600,000		665,795
3.500%, 12/01/2022	CAD	1,700,000	1,798,937
4.250%, 12/01/2021		5,000,000	5,620,388
4.500%, 12/01/2017 to 12/01/2020		3,700,000	4,197,602
			124,613,706
France - 0.1%
Societe Financement de l’Economie
Francaise
3.375%, 05/05/2014 (S)	$ 4,900,000		5,091,027
Italy - 6.1%
Italy Certificati di Credito del Tesoro
- 09/30/2014 (Z)	EUR	21,800,000	27,766,452
Republic of Italy
2.100%, 09/15/2021		1,932,732	2,412,586
2.500%, 03/01/2015		21,000,000	27,895,287
3.000%, 04/15/2015		2,600,000	3,484,929
3.500%, 11/01/2017		9,500,000	12,655,473
3.750%, 08/01/2015 to 08/01/2016		19,400,000	26,531,249
4.000%, 02/01/2017		300,000	411,804
4.250%, 08/01/2014 to 02/01/2015		9,900,000	13,562,019
4.500%, 07/15/2015		50,400,000	69,890,115
4.750%, 09/15/2016 to 06/01/2017		16,200,000	22,793,726

The accompanying notes are an integral part of the financial statements.	89
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Italy (continued)
Republic of Italy (continued)
6.000%, 11/15/2014	EUR	3,400,000	$4,815,893
			212,219,533
Mexico - 1.0%
Government of Mexico
6.000%, 06/18/2015	MXN	34,700,000	2,757,534
6.250%, 06/16/2016		26,700,000	2,148,369
8.000%, 06/11/2020		7,800,000	708,117
10.000%, 12/05/2024		6,400,000	692,813
Mexico Cetes
- 02/14/2013 (Z)		35,260,000	27,145,151
			33,451,984
Panama - 0.0%
Republic of Panama
7.250%, 03/15/2015	$ 700,000		785,050
South Korea - 0.5%
Export-Import Bank of Korea
4.125%, 09/09/2015		6,400,000	6,883,789
Korea Development Bank
4.375%, 08/10/2015		9,900,000	10,689,476
Korea Housing Finance Corp.
4.125%, 12/15/2015 (S)		1,100,000	1,186,290
			18,759,555
Spain - 0.5%
Kingdom of Spain
3.000%, 04/30/2015	EUR	800,000	1,053,004
3.150%, 01/31/2016		700,000	915,169
3.300%, 10/31/2014		700,000	929,805
3.750%, 10/31/2015		5,300,000	7,039,672
4.000%, 07/30/2015		2,500,000	3,359,869
4.250%, 10/31/2016		500,000	669,479
4.400%, 01/31/2015		2,100,000	2,853,113
			16,820,111
Turkey - 0.1%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (S)	$ 1,500,000		1,708,500
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $391,291,785)		$ 413,449,466

CORPORATE BONDS - 17.8%
Consumer Discretionary - 1.3%
Banque PSA Finance SA
2.254%, 04/04/2014 (P)(S)		5,400,000	5,332,640
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013		200,000	203,154
Daimler Finance North America LLC
0.920%, 03/28/2014 (P)(S)		1,750,000	1,753,691
1.510%, 09/13/2013 (P)(S)		2,500,000	2,513,998
Ford Motor Credit Company LLC
7.000%, 04/15/2015		800,000	892,030
8.000%, 06/01/2014 to 12/15/2016		1,200,000	1,436,885
8.700%, 10/01/2014		500,000	559,991
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)		21,300,000	31,212,168
			43,904,557

Total Return Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy - 1.5%
AK Transneft OJSC
8.700%, 08/07/2018 (S)	$ 1,300,000		$1,683,825
Cameron International Corp.
1.241%, 06/02/2014 (P)		3,500,000	3,523,786
El Paso Corp.
7.750%, 01/15/2032		5,475,000	6,420,144
Gazprom OAO
5.092%, 11/29/2015 (S)		300,000	321,414
6.212%, 11/22/2016 (S)		3,970,000	4,446,400
6.510%, 03/07/2022		1,100,000	1,311,750
7.201%, 02/01/2020		31,988	35,839
9.625%, 03/01/2013		100,000	101,318
10.500%, 03/08/2014		1,000,000	1,094,000
Novatek OAO
5.326%, 02/03/2016 (S)		1,100,000	1,178,375
Petrobras International Finance Company
3.875%, 01/27/2016		9,100,000	9,598,307
5.875%, 03/01/2018		10,000,000	11,444,970
Petroleos Mexicanos
5.500%, 01/21/2021		6,400,000	7,478,400
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.838%, 09/30/2027 (S)		1,500,000	1,848,750
			50,487,278
Financials - 13.2%
Allstate Life Global Funding Trusts
5.375%, 04/30/2013		3,000,000	3,049,677
Ally Financial, Inc.
3.510%, 02/11/2014 (P)		600,000	610,722
4.625%, 06/26/2015		1,200,000	1,250,971
6.750%, 12/01/2014		2,000,000	2,160,000
7.500%, 09/15/2020		100,000	120,750
8.000%, 11/01/2031		5,100,000	6,425,684
8.300%, 02/12/2015		2,600,000	2,895,750
American Express Company
7.000%, 03/19/2018		18,100,000	22,859,866
American Express Credit Corp.
5.875%, 05/02/2013		2,800,000	2,850,568
American International Group, Inc.
4.900%, 06/02/2014	CAD	6,100,000	6,261,333
5.050%, 10/01/2015	$ 800,000		882,627
5.450%, 05/18/2017		400,000	459,261
5.850%, 01/16/2018		1,300,000	1,536,310
8.250%, 08/15/2018		200,000	262,678
ANZ National International, Ltd.
6.200%, 07/19/2013 (S)		3,900,000	4,001,248
Australia & New Zealand Banking
Group, Ltd.
2.125%, 01/10/2014 (S)		4,700,000	4,766,129
Banco Nacional de Desenvolvimento
Economico e Social
4.125%, 09/15/2017 (S)	EUR	1,100,000	1,560,842
Banco Santander Brasil SA
4.500%, 04/06/2015 (S)	$ 600,000		621,000
Bank of America Corp.
6.500%, 08/01/2016		15,700,000	18,125,006
Bank of America NA
6.000%, 10/15/2036		1,400,000	1,710,925
Bank of China Hong Kong, Ltd.
5.550%, 02/11/2020 (S)		1,200,000	1,348,711
Bank of Montreal
1.950%, 01/30/2017 (S)		2,000,000	2,082,546
2.850%, 06/09/2015 (S)		2,200,000	2,323,475

The accompanying notes are an integral part of the financial statements.	90
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of Nova Scotia
1.650%, 10/29/2015 (S)	$ 2,400,000		$2,469,636
Barclays Bank PLC
2.375%, 01/13/2014		3,200,000	3,254,016
2.500%, 01/23/2013		11,700,000	11,714,567
5.200%, 07/10/2014		2,200,000	2,340,837
BBVA Bancomer SA
4.500%, 03/10/2016 (S)		1,400,000	1,487,500
6.500%, 03/10/2021 (S)		2,900,000	3,219,000
BNP Paribas SA
1.250%, 01/10/2014 (P)		9,300,000	9,328,263
BPCE SA
2.375%, 10/04/2013 (S)		900,000	908,267
CIT Group, Inc.
5.250%, 04/01/2014 (S)		1,000,000	1,035,000
Citigroup, Inc.
0.581%, 06/09/2016 (P)		9,600,000	9,071,530
1.562%, 11/08/2013 (P)		5,100,000	5,122,491
2.310%, 08/13/2013 (P)		2,700,000	2,725,928
4.875%, 05/07/2015		2,500,000	2,657,595
5.500%, 04/11/2013		10,900,000	11,012,303
5.850%, 07/02/2013		1,000,000	1,025,514
6.125%, 08/25/2036		4,200,000	4,566,286
Credit Suisse New York
2.200%, 01/14/2014		2,200,000	2,233,572
Dexia Credit Local SA
0.711%, 03/05/2013 (P)(S)		25,700,000	25,670,279
0.793%, 04/29/2014 (P)(S)		11,400,000	11,247,196
1.700%, 09/06/2013 (P)(Q)		7,300,000	7,308,578
2.750%, 04/29/2014 (S)		1,000,000	1,014,107
2.750%, 04/29/2014		7,500,000	7,605,803
Fifth Third Bancorp
0.729%, 12/20/2016 (P)		1,200,000	1,155,023
General Electric Capital Corp.
6.875%, 01/10/2039		20,100,000	27,249,429
General Electric Capital Corp. (5.500% to
09/15/2017, then 3 month
EURIBOR + 2.000%)
09/15/2067 (S)	EUR	6,200,000	8,142,064
HSBC Bank PLC
2.000%, 01/19/2014 (S)	$ 2,300,000		2,323,810
HSBC Holdings PLC
6.500%, 05/02/2036 to 09/15/2037		2,900,000	3,612,113
ING Bank NV
2.000%, 10/18/2013 (S)		1,200,000	1,204,934
2.650%, 01/14/2013 (S)		600,000	600,275
International Lease Finance Corp.
5.750%, 05/15/2016		800,000	843,066
6.750%, 09/01/2016 (S)		2,100,000	2,357,250
Intesa Sanpaolo SpA
2.712%, 02/24/2014 (P)(S)		5,300,000	5,294,075
JPMorgan Chase & Company
0.434%, 09/26/2013 (P)	EUR	500,000	660,450
LBG Capital No.1 PLC (8.500% to
12/17/2021, then 3 month
LIBOR + 6.921%)
12/17/2021 (Q)(S)	$ 700,000		640,068
Lloyds TSB Bank PLC (12.000% to
12/16/2024, then 3 month
LIBOR + 11.750%)
12/16/2024 (Q)(S)		14,700,000	17,003,343
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017		4,300,000	5,048,067

Total Return Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Merrill Lynch & Company, Inc. (continued)
6.875%, 04/25/2018	$ 9,100,000	$10,965,627
Monumental Global Funding III
5.500%, 04/22/2013 (S)	2,300,000	2,332,904
Morgan Stanley
2.810%, 05/14/2013 (P)	9,400,000	9,464,456
Murray Street Investment Trust I
4.647%, 03/09/2017	6,800,000	7,352,949
National Australia Bank, Ltd.
5.350%, 06/12/2013 (S)	3,300,000	3,374,300
National Bank of Canada
2.200%, 10/19/2016 (S)	400,000	420,837
Nationwide Building Society
6.250%, 02/25/2020 (S)	5,000,000	5,900,350
Nordea Bank AB
2.125%, 01/14/2014 (S)	1,000,000	1,009,547
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	1,200,000	1,338,427
Pricoa Global Funding I
0.510%, 09/27/2013 (P)(S)	3,300,000	3,301,785
Principal Life Income Funding Trusts
5.300%, 04/24/2013	2,700,000	2,738,637
5.550%, 04/27/2015	4,300,000	4,751,685
Qatari Diar Finance QSC
5.000%, 07/21/2020 (S)	900,000	1,050,750
Resona Bank, Ltd. (5.850% to 04/15/2016,
then 3 month LIBOR + 2.770%)
04/15/2016 (Q)(S)	700,000	753,425
RZD Capital, Ltd.
5.739%, 04/03/2017	3,100,000	3,472,000
Santander US Debt SAU
2.991%, 10/07/2013 (S)	9,500,000	9,516,055
SLM Corp.
5.375%, 05/15/2014	1,300,000	1,359,168
6.250%, 01/25/2016	7,400,000	8,047,500
State Bank of India/London
4.500%, 07/27/2015 (S)	2,900,000	3,041,880
Stone Street Trust
5.902%, 12/15/2015 (S)	7,500,000	8,209,950
Sumitomo Mitsui Banking Corp.
1.950%, 01/14/2014 (S)	2,100,000	2,121,050
The Bear Stearns Companies LLC
7.250%, 02/01/2018	43,600,000	54,613,491
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	8,200,000	9,538,904
6.150%, 04/01/2018	1,800,000	2,113,810
The Royal Bank of Scotland PLC
1.051%, 09/29/2015 (P)	600,000	560,440
1.120%, 10/14/2016 (P)	800,000	726,847
UBS AG
5.875%, 12/20/2017	2,600,000	3,093,587
Vnesheconombank
5.450%, 11/22/2017 (S)	1,200,000	1,335,000
Westpac Banking Corp.
3.585%, 08/14/2014 (S)	2,700,000	2,830,623
		456,654,298
Health Care - 0.2%
AbbVie, Inc.
1.072%, 11/06/2015 (P)(S)	5,700,000	5,765,750
Amgen, Inc.
3.625%, 05/15/2022	1,100,000	1,180,821
		6,946,571

The accompanying notes are an integral part of the financial statements.	91
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials - 0.5%
Caterpillar, Inc.
0.482%, 05/21/2013 (P)	$ 12,800,000	$12,813,350
Noble Group, Ltd.
6.750%, 01/29/2020	2,800,000	2,950,500
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)	1,045,000	1,173,013
Sydney Airport Finance
Company Pty, Ltd.
5.125%, 02/22/2021 (S)	600,000	666,692
		17,603,555
Information Technology - 0.4%
Hewlett-Packard Company
0.592%, 05/24/2013 (P)	14,800,000	14,757,154
Materials - 0.5%
Braskem Finance, Ltd.
5.750%, 04/15/2021 (S)	1,200,000	1,263,000
CSN Islands XI Corp.
6.875%, 09/21/2019 (S)	5,000,000	5,600,000
CSN Resources SA
6.500%, 07/21/2020 (S)	4,300,000	4,665,475
Gerdau Holdings, Inc.
7.000%, 01/20/2020 (S)	2,800,000	3,255,000
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)	900,000	990,000
Rohm & Haas Company
6.000%, 09/15/2017	2,100,000	2,486,971
Vale Overseas, Ltd.
6.875%, 11/21/2036	700,000	865,583
		19,126,029
Telecommunication Services - 0.0%
Qtel International Finance, Ltd.
3.375%, 10/14/2016 (S)	200,000	209,225
4.750%, 02/16/2021 (S)	300,000	339,000
		548,225
Utilities - 0.2%
ENN Energy Holdings, Ltd.
6.000%, 05/13/2021 (S)	600,000	690,979
Nisource Finance Corp.
6.125%, 03/01/2022	4,800,000	5,746,699
		6,437,678
TOTAL CORPORATE BONDS (Cost $564,037,334)	$ 616,465,345

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%
State Street Capital Trust IV
1.308%, 06/15/2037	600,000	466,666
UBS Preferred Funding Trust V (6.243%
to 05/15/2016, then 3 month
LIBOR + 1.615%)
05/15/2016 (Q)	5,400,000	5,508,000
USB Capital IX
3.500%, 02/11/2013 (Q)	500,000	451,960
		6,426,626
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $6,637,052)	$ 6,426,626

MUNICIPAL BONDS - 4.4%
American Municipal Power, Inc. (Ohio)
8.084%, 02/15/2050	2,700,000	3,944,214

Total Return Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
Bay Area Toll Authority (California)
7.043%, 04/01/2050	$ 4,200,000	$6,049,596
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	1,100,000	1,257,850
California State University
6.484%, 11/01/2041	2,000,000	2,314,900
Chicago Transit Authority (Illinois)
6.200%, 12/01/2040	1,300,000	1,454,791
Chicago Transit Authority,
Series A (Illinois)
6.300%, 12/01/2021	200,000	231,926
6.899%, 12/01/2040	3,400,000	4,081,122
Chicago Transit Authority,
Series B (Illinois)
6.300%, 12/01/2021	400,000	463,852
6.899%, 12/01/2040	3,300,000	3,961,089
City of Los Angeles (California)
5.713%, 06/01/2039	1,000,000	1,181,120
City of North Las Vegas (Nevada)
6.572%, 06/01/2040	11,600,000	13,386,400
County of Clark (Nevada)
6.820%, 07/01/2045	2,200,000	3,120,854
Illinois Municipal Electric Agency
6.832%, 02/01/2035	2,700,000	3,232,656
Iowa Tobacco Settlement Authority,
Series A
6.500%, 06/01/2023	330,000	319,473
Los Angeles County Public Works
Financing Authority (California)
7.488%, 08/01/2033	500,000	641,605
7.618%, 08/01/2040	800,000	1,056,672
Los Angeles Unified School
District (California)
4.500%, 07/01/2022	6,200,000	6,965,204
6.758%, 07/01/2034	3,300,000	4,366,263
New Jersey State Turnpike Authority
7.414%, 01/01/2040	12,000,000	17,582,040
New York City Municipal Water Finance
Authority (New York)
5.882%, 06/15/2044	5,100,000	6,854,196
6.011%, 06/15/2042	1,000,000	1,327,140
6.282%, 06/15/2042	5,100,000	5,969,601
New York State Dormitory Authority
5.000%, 03/15/2031	1,000,000	1,183,640
New York State Thruway Authority
5.000%, 01/01/2042	9,100,000	10,168,431
New York State Urban Development Corp.
5.000%, 03/15/2027	2,295,000	2,742,617
North Carolina Turnpike Authority
6.700%, 01/01/2039	3,000,000	3,450,720
Northern Tobacco Securitization Corp.
(Alaska)
5.000%, 06/01/2046	7,500,000	6,470,925
Pennsylvania Turnpike Commission
5.000%, 12/01/2028	2,295,000	2,703,395
Public Power Generation Agency
(Nebraska)
7.242%, 01/01/2041	500,000	598,515
State of California
5.650%, 04/01/2039 (P)	1,200,000	1,214,676
7.500%, 04/01/2034	1,300,000	1,803,230
7.550%, 04/01/2039	1,300,000	1,865,474
7.600%, 11/01/2040	2,600,000	3,801,070

The accompanying notes are an integral part of the financial statements.	92
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
State of Iowa
6.750%, 06/01/2034	$ 6,400,000		$7,598,080
State of Washington - Series C
5.000%, 06/01/2041		7,800,000	8,853,234
State of Wisconsin
5.050%, 05/01/2018		200,000	230,856
Tobacco Settlement Financing Corp.
(Rhode Island)
6.250%, 06/01/2042		500,000	506,755
University of California
6.398%, 05/15/2031		500,000	621,600
6.548%, 05/15/2048		7,300,000	9,516,645
TOTAL MUNICIPAL BONDS (Cost $126,493,125)		$ 153,092,427

TERM LOANS (M) - 0.2%
Financials - 0.2%
Springleaf Finance Funding Company
5.500%, 05/10/2017		7,100,000	7,053,410
TOTAL TERM LOANS (Cost $7,072,269)		$ 7,053,410

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
Commercial & Residential - 4.5%
American Home Mortgage
Investment Trust, Series 2004-4,
Class 4A
2.526%, 02/25/2045 (P)		691,907	669,733
Arran Residential
Mortgages Funding PLC
Series 2010-1A, Class A1B,
1.391%, 05/16/2047 (P)(S)	EUR	75,605	99,882
Series 2010-1A, Class A2B,
1.591%, 05/16/2047 (P)(S)		5,200,000	6,987,731
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.509%, 11/15/2015 (P)(S)	$ 2,471,802		2,466,401
Bank of America Funding Corp.
Series 2005-D, Class A1,
2.619%, 05/25/2035 (P)		1,121,319	1,159,930
Series 2004-A, Class 1A3,
5.544%, 09/20/2034 (P)		198,351	204,171
Bank of America Mortgage
Securities Trust, Series 2004-2,
Class 5A1
6.500%, 10/25/2031		10,008	10,564
BCAP LLC Trust
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (S)		3,301,239	3,291,365
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		8,583,381	8,527,589
Series 2011-RR5, Class 12A1,
5.430%, 03/26/2037 (P)(S)		600,000	498,000
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2005-2, Class A1,
2.570%, 03/25/2035 (P)		10,304,072	10,380,446
Series 2004-6, Class 1A1,
2.811%, 09/25/2034 (P)		81,242	68,752
Series 2002-11, Class 1A2,
2.959%, 02/25/2033 (P)		121,133	109,200
Series 2003-8, Class 2A1,
3.064%, 01/25/2034 (P)		641,154	648,413

Total Return Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Adjustable Rate
Mortgage Trust (continued)
Series 2004-7, Class 1A1,
3.115%, 10/25/2034 (P)	$ 61,058		$51,718
Series 2004-3, Class 1A2,
3.129%, 07/25/2034 (P)		51,958	50,408
Series 2004-9, Class 22A1,
3.472%, 11/25/2034 (P)		707,833	710,735
Bear Stearns Alt-A Trust
Series 2006-8, Class 3A1,
0.370%, 02/25/2034 (P)		1,647,391	1,565,738
Series 2005-4, Class 23A1,
2.960%, 05/25/2035 (P)		2,261,127	2,061,402
Series 2004-9, Class 2A1,
2.993%, 09/25/2034 (P)		92,389	79,878
Series 2005-7, Class 22A1,
3.001%, 09/25/2035 (P)		1,298,703	1,020,717
Bear Stearns Commercial
Mortgage Securities
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)		2,000,000	2,329,132
Series 2007-PW18, Class A4,
5.700%, 06/11/2050		5,200,000	6,200,308
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.270%, 09/25/2035 (P)		9,834,162	9,717,185
Series 2005-11, Class A2A,
2.570%, 10/25/2035 (P)		440,207	423,207
Countrywide Alternative Loan Trust
Series 2007-OA6, Class A1B,
0.410%, 06/25/2037 (P)		10,714,587	8,344,209
Series 2003-J3, Class 2A1,
6.250%, 12/25/2033		26,147	27,110
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-3, Class 1A2,
0.500%, 04/25/2035 (P)		327,605	254,247
Series 2005-HYB9, Class 3A2A,
2.783%, 02/20/2036 (P)		493,905	424,703
Series 2004-HYB9, Class 1A1,
2.803%, 02/20/2035 (P)		3,217,922	3,003,109
Series 2004-22, Class A3,
2.934%, 11/25/2034 (P)		1,861,633	1,694,583
Series 2004-12, Class 11A2,
3.026%, 08/25/2034 (P)		56,137	49,917
Series 2003-R4, Class 2A,
6.500%, 01/25/2034 (P)(S)		138,700	138,777
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR8,
Class 2A1
2.870%, 09/25/2034 (P)		190,289	193,345
Credit Suisse Mortgage
Capital Certificates
Series 2006-C2, Class A3,
5.676%, 03/15/2039 (P)		700,000	789,690
Series 2007-C5, Class A4,
5.695%, 09/15/2040 (P)		11,200,000	12,975,222
European Loan Conduit, Series 25X,
Class A
0.342%, 05/15/2019 (P)	EUR	208,240	258,374

The accompanying notes are an integral part of the financial statements.	93
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
First Nationwide Trust, Series 2001-3,
Class 1A1
6.750%, 08/21/2031	$ 2,791		$2,880
GMAC Mortgage Corp Loan Trust,
Series 2005-AR6, Class 3A1
3.629%, 11/19/2035 (P)		508,143	481,019
Greenpoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.290%, 10/25/2046 (P)		7	7
Series 2006-AR8, Class 1A1A,
0.290%, 01/25/2047 (P)		17	17
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A4,
4.799%, 08/10/2042 (P)		300,000	321,039
Series 2007-GG9, Class A4,
5.444%, 03/10/2039		1,600,000	1,842,403
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1
1.103%, 03/06/2020 (P)(S)		2,586,254	2,588,696
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 6A1
5.127%, 11/25/2035 (P)		1,682,871	1,662,044
Harborview Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.430%, 05/19/2035 (P)		473,058	372,278
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
1.560%, 10/15/2054 (P)(S)	EUR	2,900,000	3,869,405
HomeBanc Mortgage Trust, Series 2005-4,
Class A1
0.480%, 10/25/2035 (P)	$ 7,198,339		5,639,848
Impac CMB Trust, Series 2004-6,
Class 1A2
0.990%, 10/25/2034 (P)		11,576,710	10,159,952
IndyMac ARM Trust, Series 2001-H2,
Class A2
1.820%, 01/25/2032 (P)		6,727	6,198
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)		5,000,000	5,624,710
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049		500,000	578,184
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)		1,200,000	1,415,052
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1,
4.963%, 02/25/2035 (P)		422,122	428,541
Series 2005-S3, Class 1A2,
5.750%, 01/25/2036		238,701	231,441
Mellon Residential Funding Corp.,
Series 2000-TBC2, Class A1
0.689%, 06/15/2030 (P)		1,233,634	1,218,579
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.420%, 02/25/2036 (P)		986,048	855,057
Series 2005-3, Class 5A,
0.460%, 11/25/2035 (P)		898,600	826,087
Series 2005-A6, Class 2A3,
0.590%, 08/25/2035 (P)		3,200,000	2,599,405

Total Return Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch Mortgage
Investors, Inc. (continued)
Series 2005-2, Class 3A,
1.214%, 10/25/2035 (P)	$ 466,409	$456,039
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4
5.485%, 03/12/2051 (P)	1,300,000	1,499,657
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class A2FX,
5.610%, 04/15/2049	2,247,548	2,314,289
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	400,000	474,937
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4A
5.789%, 08/12/2045 (P)(S)	1,300,000	1,516,402
Nomura Asset Acceptance Corp.,
Series 2004-R1, Class A2
7.500%, 03/25/2034 (S)	201,891	216,954
Prime Mortgage Trust
Series 2004-CL1, Class 2A2,
0.610%, 02/25/2019 (P)	10,654	10,445
Series 2004-CL1, Class 1A2,
0.610%, 02/25/2034 (P)	229,942	217,147
RBSSP Resecuritization Trust
Series 2011-4, Class 6A1,
0.448%, 06/27/2036 (P)(S)	3,200,000	1,821,421
Series 2011-3, Class 2A1,
0.460%, 02/26/2037 (P)(S)	4,286,087	3,595,800
Residential Funding Mortgage
Securities I Trust, Series 2004-S9,
Class 1A23
5.500%, 12/25/2034	300,000	294,417
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class A2
5.982%, 07/22/2030 (P)(S)	114,475	116,153
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-8, Class 3A
2.743%, 07/25/2034 (P)	169,288	166,781
Structured Asset
Mortgage Investments, Inc.
Series 2005-AR2, Class 2A1,
0.440%, 05/25/2045 (P)	41,116	29,609
Series 2005-AR5, Class A3,
0.460%, 07/19/2035 (P)	1,947,734	1,916,703
Structured Asset Securities Corp.
Series 2001-21A, Class 1A1,
2.555%, 01/25/2032 (P)	18,487	15,835
Series 2002-1A, Class 4A,
2.584%, 02/25/2032 (P)	17,013	17,348
Series 2006-11, Class A1,
2.859%, 10/28/2035 (P)(S)	772,802	712,243
Wachovia Bank Commercial
Mortgage Trust, Series 2007-WHL8,
Class A1
0.289%, 06/15/2020 (P)(S)	3,058,265	3,009,370
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR6, Class 2A1A,
0.440%, 04/25/2045 (P)	45,308	42,362

The accompanying notes are an integral part of the financial statements.	94
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
WaMu Mortgage Pass-Through
Certificates (continued)
Series 2005-AR13, Class A1A1,
0.500%, 10/25/2045 (P)	$ 451,398	$428,532
Series 2005-AR2, Class 2A1A,
0.520%, 01/25/2045 (P)	26,271	25,588
Series 2002-AR17, Class 1A,
1.365%, 11/25/2042 (P)	202,726	193,407
Series 2002-AR6, Class A,
1.565%, 06/25/2042 (P)	8,072	7,749
Series 2002-AR9, Class 1A,
1.565%, 08/25/2042 (P)	699,141	666,537
Series 2002-AR2, Class A,
2.261%, 02/27/2034 (P)	73,201	74,162
Washington Mutual MSC Mortgage Pass-
Through CTFS, Series 2003-AR1,
Class 2A
2.331%, 02/25/2033 (P)	91,885	90,157
Wells Fargo Mortgage
Backed Securities Trust
Series 2004-CC, Class A1,
2.619%, 01/25/2035 (P)	1,569,253	1,565,573
Series 2006-AR2, Class 2A1,
2.627%, 03/25/2036 (P)	2,094,562	2,049,425
Series 2006-AR2, Class 2A5,
2.627%, 03/25/2036 (P)	6,283,687	5,960,536
		157,714,311
U.S. Government Agency - 0.8%
Federal Home Loan Mortgage Corp.
Series 3335, Class BF,
0.359%, 07/15/2019 (P)	1,108,954	1,109,331
Series 3335, Class FT,
0.359%, 08/15/2019 (P)	2,853,504	2,854,642
Series 3149, Class LF,
0.509%, 05/15/2036 (P)	1,408,299	1,410,273
Series T-63, Class 1A1,
1.360%, 02/25/2045 (P)	200,470	193,338
Series 2901, Class UB,
5.000%, 03/15/2033	550,136	563,826
Series 2906, Class GZ,
5.000%, 09/15/2034	447,176	512,270
Series 2935, Class HJ,
5.000%, 02/15/2035	400,000	449,448
Series 2941, Class WE,
5.000%, 03/15/2035	400,000	442,338
Series 2489, Class PE,
6.000%, 08/15/2032	418,644	469,890
Series 2503, Class PZ,
6.000%, 09/15/2032	1,628,948	1,808,365
Series 2362, Class ZA,
6.500%, 09/15/2031	407,873	469,582
Series 2204, Class Z,
7.500%, 12/20/2029	528,226	618,854
Series 2247, Class Z,
7.500%, 08/15/2030	274,401	324,127
Federal National Mortgage Association
Series 2007-73, Class A1,
0.270%, 07/25/2037 (P)	134,508	129,005
Series 2004-11, Class A,
0.330%, 03/25/2034 (P)	29,155	28,974
Series 2007-30, Class AF,
0.520%, 04/25/2037 (P)	1,852,487	1,859,004

Total Return Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2004-W2, Class 1A3F,
0.560%, 02/25/2044 (P)	$ 40,496		$40,297
Series 2003-116, Class FA,
0.610%, 11/25/2033 (P)		155,480	156,252
Series 2005-75, Class FL,
0.660%, 09/25/2035 (P)		3,696,057	3,722,865
Series 2006-5, Class 3A2,
2.713%, 05/25/2035 (P)		225,599	238,668
Series 2005-9, Class ZA,
5.000%, 02/25/2035		739,120	827,456
Series 2002-56, Class ZQ,
6.000%, 09/25/2032		5,578,528	6,298,849
Series 2004-T1, Class 1A1,
6.000%, 01/25/2044		126,302	148,759
Series 2003-W1, Class 1A1,
6.176%, 12/25/2042 (P)		344,048	417,690
Government National
Mortgage Association
Series 2004-105, Class JZ,
5.000%, 12/20/2034		149,059	152,309
Series 2005-3, Class JZ,
5.000%, 01/16/2035		148,440	158,880
Series 2005-3, Class KZ,
5.000%, 01/16/2035		148,440	158,713
Series 2005-21, Class Z,
5.000%, 03/20/2035		1,177,686	1,367,432
			26,931,437
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $177,758,325)		$ 184,645,748

ASSET BACKED SECURITIES - 1.6%
Bear Stearns Asset Backed
Securities Trust, Series 2007-HE5,
Class 1A1
0.300%, 06/25/2047 (P)		241,142	235,872
Countrywide Asset Backed Certificates,
Series 2005-14, Class 3A3
0.560%, 04/25/2036 (P)		2,718,270	2,444,700
Duane Street CLO I, Ltd.,
Series 2005-1A, Class A
0.562%, 11/08/2017 (P)(S)		18,911,935	18,732,291
EMC Mortgage Loan Trust,
Series 2001-A Class A
0.950%, 05/25/2040 (P)(S)		756,939	696,326
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.910%, 01/25/2032 (P)		2,629	2,619
Hillmark Funding, Series 2006-1A,
Class A1
0.562%, 05/21/2021 (P)(S)		10,800,000	10,417,658
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.770%, 10/25/2034 (P)		86,584	76,952
Mastr Asset Backed Securities Trust,
Series 2007-HE1, Class A1
0.290%, 05/25/2037 (P)		178,085	175,334
Penta CLO SA, Series 2007-1X, Class A1
0.564%, 06/04/2024 (P)	EUR	1,065,138	1,331,451
Rasc Trust
0.790%, 05/25/2035 (P)	$ 3,404,000		3,082,683

The accompanying notes are an integral part of the financial statements.	95
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2009-AA,
Class A
4.750%, 06/15/2033 (P)(S)	$ 630,830		$603,091
SLM Student Loan Trust
Series 2008-9, Class A,
1.815%, 04/25/2023 (P)		13,541,856	14,111,778
Series 2010-C, Class A2,
2.859%, 12/16/2019 (P)(S)		1,000,000	1,025,850
Soundview Home Equity Loan Trust,
Series 2007-OPT1, Class 2A1
0.290%, 06/25/2037 (P)		832,035	780,055
TOTAL ASSET BACKED SECURITIES (Cost $52,492,287)			$ 53,716,660

PREFERRED SECURITIES - 0.2%
Financials - 0.2%
DG Funding Trust (S)		981	$ 8,497,744
TOTAL PREFERRED SECURITIES (Cost $10,336,921)			$ 8,497,744

SHORT-TERM INVESTMENTS - 5.2%
Commercial Paper - 2.1%
Ford Motor Credit Company LLC
0.960%, 03/05/2013	$ 33,000,000		$32,944,560
1.000%, 02/15/2013 (P)		4,700,000	4,694,125
Itau Unibanco Holding SA
0.010%, 10/31/2013		23,000,000	22,713,916
0.010%, 11/08/2013		11,700,000	11,550,628
			71,903,229
U.S. Government - 0.0%
U.S. Treasury Bill
0.045%, 02/28/2013 (D)		60,000	59,987
0.050%, 03/07/2013 (D)		250,000	249,944
0.135%, 12/12/2013 (D)		280,000	279,618
			589,549
Foreign Government - 1.7%
Japan Treasury Discount Bill Zero
Coupon 02/12/2013 (Z)	JPY	5,030,000,000	58,054,218
Spain Letras Del Tesoro Zero
Coupon 09/20/2013 (Z)	EUR	700,000	910,014
			58,964,232
Repurchase Agreement - 1.4%
Royal Bank of Canada Repurchase
Agreement dated 12/31/2012 at 0.250%
to be repurchased at $48,100,668 on
01/02/2013, collateralized by
$47,061,000 U.S. Treasury Note,
1.500% due 07/31/2016 (valued at
$49,100,896, including interest)		48,100,000	48,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $184,240,815)			$ 179,557,010
Total Investments (Total Return Trust)
(Cost $4,105,922,192) - 122.1%			$ 4,237,607,383
Other assets and liabilities, net - (22.1%)			(765,876,177)
TOTAL NET ASSETS - 100.0%			$ 3,471,731,206

SALE COMMITMENTS OUTSTANDING - (0.6)%
U.S. Government Agency - (0.6)%
Federal National Mortgage Association
5.500%, TBA (C)		(7,000,000)	(7,607,305)

Total Return Trust (continued)

	Shares or Principal Amount	Value
SALE COMMITMENTS OUTSTANDING (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
5.500%, TBA (C)	(12,000,000)	$(13,037,812)
		(20,645,117)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(20,678,789))		$ (20,645,117)

Ultra Short Term Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 43.5%
U.S. Government Agency - 43.5%
Federal Home Loan Banks
0.400%, 08/28/2014	$ 3,000,000	$3,000,987
Federal Home Loan Mortgage Corp.
0.500%, 01/03/2014	3,000,000	3,000,030
0.700%, 02/13/2015	4,410,000	4,412,717
2.235%, 12/01/2035 (P)	780,962	825,926
2.252%, 12/01/2035 (P)	356,109	371,533
2.283%, 11/01/2036 (P)	721,923	766,807
2.315%, 12/01/2036 (P)	200,416	211,533
2.356%, 05/01/2034 (P)	865,585	922,426
2.406%, 08/01/2035 (P)	730,250	777,962
2.447%, 06/01/2036 (P)	379,920	402,168
2.607%, 06/01/2035 (P)	740,064	795,272
2.676%, 05/01/2037 (P)	720,261	767,145
2.758%, 02/01/2036 (P)	659,458	704,492
Federal National Mortgage Association
0.550%, 08/20/2015	2,500,000	2,501,015
0.600%, 05/29/2015 to 08/20/2015	10,953,000	10,960,507
0.625%, 09/04/2015	3,200,000	3,201,962
0.650%, 07/16/2015	2,500,000	2,500,365
0.670%, 03/27/2015	5,000,000	5,006,620
0.700%, 05/15/2015	2,800,000	2,803,886
0.750%, 11/24/2015	2,500,000	2,504,485
2.224%, 10/01/2035 (P)	1,039,090	1,093,293
2.244%, 02/01/2035 (P)	889,398	939,621
2.315%, 01/01/2036 (P)	1,078,763	1,130,573
2.320%, 02/01/2035 (P)	1,858,779	1,958,750
2.323%, 05/01/2036 (P)	2,300,704	2,413,086
2.380%, 07/01/2035 (P)	728,019	773,851
2.445%, 01/01/2036 (P)	942,728	1,002,008
2.463%, 05/01/2034 (P)	594,483	636,397
2.593%, 10/01/2038 (P)	870,509	916,806
2.626%, 07/01/2035 (P)	1,247,652	1,327,257
6.500%, 10/01/2037	156,581	174,455
Government National Mortgage Association
1.750%, 08/20/2032 to 08/20/2035 (P)	1,456,545	1,527,343
		60,331,278
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $60,237,162)		$ 60,331,278

CORPORATE BONDS - 37.4%
Consumer Discretionary - 5.3%
American Honda Finance Corp.
4.625%, 04/02/2013 (S)	1,000,000	1,010,395
Best Buy Company, Inc. 7.250%, 07/15/2013	1,000,000	1,012,500

The accompanying notes are an integral part of the financial statements.	96
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Comcast Cable Communications
Holdings, Inc. 8.375%, 03/15/2013	$ 1,000,000	$1,015,769
Daimler Finance North America LLC
6.500%, 11/15/2013	1,000,000	1,049,738
Hewlett-Packard Company
1.250%, 09/13/2013	1,000,000	999,988
Toyota Motor Credit Corp.
1.375%, 08/12/2013	250,000	251,491
Whirlpool Corp. 5.500%, 03/01/2013	1,000,000	1,008,032
Xerox Corp. 1.710%, 09/13/2013 (P)	1,000,000	1,006,555
		7,354,468
Consumer Staples - 2.4%
Altria Group, Inc. 8.500%, 11/10/2013	1,000,000	1,065,463
Cadbury Schweppes US Finance LLC
5.125%, 10/01/2013 (S)	150,000	154,369
Philip Morris International, Inc.
4.875%, 05/16/2013	1,000,000	1,016,193
Safeway, Inc. 6.250%, 03/15/2014	1,000,000	1,055,008
		3,291,033
Energy - 4.0%
Duke Energy Corp. 3.950%, 09/15/2014	1,000,000	1,053,055
Eaton Corp. 4.900%, 05/15/2013	1,000,000	1,016,200
Energy Transfer Partners LP
8.500%, 04/15/2014	1,000,000	1,087,381
Enterprise Products Operating LLC
1.250%, 08/13/2015	1,000,000	1,006,063
Public Service Electric & Gas Co
5.375%, 09/01/2013	1,290,000	1,330,832
		5,493,531
Financials - 15.4%
American Express Credit Account
Master Trust 0.256%, 09/15/2016 (P)	2,935,000	2,934,915
American Express Credit Corp.
1.750%, 06/12/2015	1,000,000	1,020,871
American International Group, Inc.
4.250%, 05/15/2013	1,000,000	1,012,146
Americredit Automobile
Receivables Trust 2011-2
1.610%, 10/08/2015	1,090,000	1,095,951
Bank of America Corp.
1.733%, 01/30/2014 (P)	500,000	504,176
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.600%, 09/11/2013 (S)	1,000,000	1,005,219
Barclays Bank PLC 2.500%, 01/23/2013	1,000,000	1,001,245
Burlington Northern Santa Fe LLC
4.300%, 07/01/2013	1,000,000	1,018,536
Capital One Financial Corp.
7.375%, 05/23/2014	1,000,000	1,087,828
Citigroup, Inc. 1.755%, 01/13/2014 (P)	1,000,000	1,009,197
Credit Suisse USA, Inc.
0.555%, 04/12/2013 (P)	1,000,000	1,000,462
General Electric Capital Corp.
1.875%, 09/16/2013	1,000,000	1,009,862
ING Bank NV 2.000%, 10/18/2013 (S)	700,000	702,878
JPMorgan Chase & Company
3.400%, 06/24/2015	1,000,000	1,055,057
Merrill Lynch & Company, Inc.
5.450%, 02/05/2013	750,000	753,257
Morgan Stanley 2.810%, 05/14/2013 (P)	250,000	251,714
National City Bank 0.411%, 03/01/2013 (P)	400,000	400,133
Regions Financial Corp. 4.875%, 04/26/2013	500,000	505,000

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	$ 155,000	$158,616
The Goldman Sachs Group, Inc.
6.000%, 05/01/2014	1,000,000	1,064,248
The Toronto-Dominion Bank
0.494%, 07/26/2013 (P)	1,000,000	1,000,806
UBS AG 2.250%, 08/12/2013	300,000	302,873
Wachovia Corp. 5.500%, 05/01/2013	1,500,000	1,524,944
		21,419,934
Health Care - 1.5%
Express Scripts Holding Company
2.100%, 02/12/2015 (S)	1,000,000	1,018,592
WellPoint, Inc. 6.000%, 02/15/2014	1,000,000	1,058,366
		2,076,958
Industrials - 1.3%
Cooper US, Inc. 5.450%, 04/01/2015	1,000,000	1,099,116
ERAC USA Finance LLC
2.750%, 07/01/2013 (S)	700,000	707,451
		1,806,567
Materials - 3.8%
Alcoa, Inc. 6.000%, 07/15/2013	1,000,000	1,026,519
ArcelorMittal 5.375%, 06/01/2013	1,000,000	1,010,049
International Paper Company
5.300%, 04/01/2015	1,000,000	1,085,761
Rio Tinto Finance USA, Ltd.
5.875%, 07/15/2013	1,000,000	1,027,000
The Dow Chemical Company
5.900%, 02/15/2015	1,000,000	1,103,161
		5,252,490
Telecommunication Services - 2.2%
Deutsche Telekom International Finance BV
5.250%, 07/22/2013	1,000,000	1,025,574
Telecom Italia Capital SA 5.250%, 11/15/2013	1,000,000	1,027,500
Verizon Communications, Inc.
5.250%, 04/15/2013	1,000,000	1,013,696
		3,066,770
Utilities - 1.5%
DTE Energy Company 7.625%, 05/15/2014	1,500,000	1,637,748
NiSource Finance Corp. 6.150%, 03/01/2013	500,000	504,152
		2,141,900
TOTAL CORPORATE BONDS (Cost $51,685,744)	$ 51,903,651

ASSET BACKED SECURITIES - 16.3%
AmeriCredit Automobile Receivables Trust
Series 2011-4, Class A2,
0.920%, 03/09/2015	666,325	667,139
Series 2010-3, Class A3,
1.140%, 04/08/2015	203,506	203,903
Americredit Automobile Receivables Trust,
Series 2011-1, Class A3
1.390%, 09/08/2015	622,005	624,797
BA Credit Card Trust, Series 2010-A1,
Class A1 0.509%, 09/15/2015 (P)	1,725,000	1,726,163
Bank of America Auto Trust, Series 2010-2,
Class A3 1.310%, 07/15/2014	176,686	176,825
BMW Vehicle Lease Trust, Series 2011-1,
Class A3 1.060%, 02/20/2014	775,508	776,813
Chase Issuance Trust, Series 2008-A6,
Class A6 1.409%, 05/15/2015 (P)	2,675,000	2,686,730

The accompanying notes are an integral part of the financial statements.	97
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust,
Series 2005-A5, Class A5
4.850%, 04/22/2015	$ 1,500,000	$1,521,285
Discover Card Master Trust, Series 2010-A1,
Class A1 0.859%, 09/15/2015 (P)	1,500,000	1,501,634
Ford Credit Auto Owner Trust
Series 2010-a, Class A4,
2.150%, 06/15/2015	1,500,000	1,519,127
Series 2009-A, Class A4,
6.070%, 05/15/2014	296,715	298,505
GE Capital Credit Card Master Note Trust,
Series 2010-3, Class A 2.210%, 06/15/2016	1,500,000	1,512,377
Honda Auto Receivables Owner Trust
Series 2011-3, Class A3,
0.880%, 09/21/2015	1,750,000	1,759,200
Series 2010-2, Class A3,
1.340%, 03/18/2014	91,400	91,621
Series 2010-1, Class A4,
1.980%, 05/23/2016	932,739	936,399
Hyundai Auto Receivables Trust,
Series 2010-A, Class A3
1.500%, 10/15/2014	427,910	428,949
John Deere Owner Trust, Series 2012-A,
Class A2 0.590%, 06/16/2014	1,248,578	1,249,444
Mercedes-Benz Auto Lease Trust,
Series 2012-A 0.660%, 04/15/2014	744,866	745,559
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	57,356	57,409
Nissan Auto Lease Trust, Series 2012-A,
Class A2B 0.369%, 07/15/2014 (P)	544,215	544,617
Nissan Auto Receivables Owner Trust
Series 2011-B, Class A2,
0.740%, 09/15/2014	632,113	633,083
Series 2011-A, Class A3,
1.180%, 02/16/2015	1,510,000	1,516,964
Volkswagen Auto Lease Trust
Series 2012-A, Class A2,
0.660%, 11/20/2014	1,185,396	1,187,453
Series 2010-A, Class A3,
0.990%, 11/20/2013	178,897	178,983
TOTAL ASSET BACKED SECURITIES (Cost $22,637,092)	$ 22,544,979
Total Investments (Ultra Short Term Bond Trust)
(Cost $134,559,998) - 97.2%	$ 134,779,908
Other assets and liabilities, net - 2.8%		3,821,619
TOTAL NET ASSETS - 100.0%		$ 138,601,527

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
DKK	- Danish Krone
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippine Peso
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
USD	- United States Dollar

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
GBPLIBOR	- Pound Sterling LIBOR
GDR	- Global Depositary Receipts
IO	- Interest-Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
PO	- Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
TBA	- To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
TBD	- To Be Determined
USGG	- U.S. Generic Government Yield Index
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(F)	All or a portion of this security is held at a broker to meet the margin requirements for futures contracts.
(H)	Non-income producing — Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2012.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	98

601 Congress Street
Boston MA 02210-2805

JHTBA-FP0I 12/12

John Hancock

John Hancock

Variable Insurance Trust

Index Trusts

December 31, 2012

Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

500 Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 97.5%
Consumer Discretionary - 11.2%
Auto Components - 0.3%
BorgWarner, Inc. (I)(L)	20,169	$1,444,499
Delphi Automotive PLC (I)(L)	52,254	1,998,716
Johnson Controls, Inc.	120,663	3,704,354
The Goodyear Tire & Rubber Company (I)	43,589	601,964
		7,749,533
Automobiles - 0.5%
Ford Motor Company	672,851	8,713,420
Harley-Davidson, Inc.	40,234	1,965,029
		10,678,449
Distributors - 0.1%
Genuine Parts Company	27,347	1,738,722
Diversified Consumer Services - 0.1%
Apollo Group, Inc., Class A (I)	17,980	376,142
H&R Block, Inc.	47,692	885,640
		1,261,782
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	78,902	2,901,227
Chipotle Mexican Grill, Inc. (I)	5,589	1,662,504
Darden Restaurants, Inc.	22,639	1,020,340
International Game Technology	46,555	659,684
Marriott International, Inc., Class A	44,444	1,656,428
McDonald’s Corp.	177,898	15,692,383
Starbucks Corp.	131,496	7,050,816
Starwood Hotels & Resorts Worldwide, Inc.	34,681	1,989,302
Wyndham Worldwide Corp.	25,098	1,335,465
Wynn Resorts, Ltd.	14,012	1,576,210
Yum! Brands, Inc.	80,419	5,339,822
		40,884,181
Household Durables - 0.3%
D.R. Horton, Inc. (L)	48,923	967,697
Garmin, Ltd. (L)	19,263	786,316
Harman International Industries, Inc.	12,070	538,805
Leggett & Platt, Inc. (L)	24,824	675,709
Lennar Corp., Class A (L)	28,506	1,102,327
Newell Rubbermaid, Inc.	50,864	1,132,741
PulteGroup, Inc. (I)(L)	59,630	1,082,881
Whirlpool Corp.	13,688	1,392,754
		7,679,230
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (I)	64,087	16,094,809
Expedia, Inc. (L)	16,510	1,014,540
Netflix, Inc. (I)(L)	9,671	897,275
priceline.com, Inc. (I)	8,791	5,460,969
TripAdvisor, Inc. (I)(L)	19,196	805,464
		24,273,057
Leisure Equipment & Products - 0.1%
Hasbro, Inc. (L)	20,236	726,472
Mattel, Inc.	60,219	2,205,220
		2,931,692
Media - 3.5%
Cablevision Systems Corp., Class A	37,584	561,505
CBS Corp., Class B	105,045	3,996,962
Comcast Corp., Class A	470,013	17,569,086
DIRECTV (I)	106,827	5,358,442
Discovery Communications, Inc., Class A (I)	42,273	2,683,490
Gannett Company, Inc.	40,797	734,754
News Corp., Class A	356,597	9,107,487

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Omnicom Group, Inc.	46,896	$2,342,924
Scripps Networks Interactive, Inc., Class A	15,225	881,832
The Interpublic Group of Companies, Inc.	76,760	845,895
The McGraw-Hill Companies, Inc.	49,449	2,703,377
The Walt Disney Company	313,442	15,606,277
The Washington Post Company, Class B	785	286,690
Time Warner Cable, Inc.	53,430	5,192,862
Time Warner, Inc.	167,411	8,007,268
Viacom, Inc., Class B	81,711	4,309,438
		80,188,289
Multiline Retail - 0.8%
Big Lots, Inc. (I)(L)	10,676	303,839
Dollar General Corp. (I)	46,480	2,049,303
Dollar Tree, Inc. (I)	40,644	1,648,521
Family Dollar Stores, Inc.	17,131	1,086,277
J.C. Penney Company, Inc. (L)	24,580	484,472
Kohl’s Corp.	38,086	1,636,936
Macy’s, Inc.	69,880	2,726,718
Nordstrom, Inc.	26,950	1,441,825
Target Corp.	115,561	6,837,744
		18,215,635
Specialty Retail - 2.1%
Abercrombie & Fitch Company, Class A	14,703	705,303
AutoNation, Inc. (I)	6,914	274,486
AutoZone, Inc. (I)	6,609	2,342,428
Bed Bath & Beyond, Inc. (I)	40,960	2,290,074
Best Buy Company, Inc. (L)	46,138	546,735
CarMax, Inc. (I)	40,296	1,512,712
GameStop Corp., Class A (L)	22,112	554,790
Limited Brands, Inc.	42,096	1,981,038
Lowe’s Companies, Inc.	198,904	7,065,070
O’Reilly Automotive, Inc. (I)	20,278	1,813,259
PetSmart, Inc.	18,998	1,298,323
Ross Stores, Inc.	39,500	2,138,925
Staples, Inc. (L)	120,444	1,373,062
The Gap, Inc.	52,607	1,632,921
The Home Depot, Inc.	264,464	16,357,098
Tiffany & Company	21,013	1,204,885
TJX Companies, Inc.	129,850	5,512,133
Urban Outfitters, Inc. (I)	19,252	757,759
		49,361,001
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	50,312	2,792,819
Fossil, Inc. (I)	9,621	895,715
NIKE, Inc., Class B	129,712	6,693,139
Ralph Lauren Corp.	10,775	1,615,388
VF Corp.	15,513	2,341,998
		14,339,059
		259,300,630
Consumer Staples - 10.4%
Beverages - 2.3%
Beam, Inc.	27,948	1,707,343
Brown-Forman Corp., Class B	26,737	1,691,115
Coca-Cola Enterprises, Inc.	48,839	1,549,661
Constellation Brands, Inc., Class A (I)	25,804	913,204
Dr. Pepper Snapple Group, Inc.	37,155	1,641,508
Molson Coors Brewing Company, Class B	27,479	1,175,826
Monster Beverage Corp. (I)	27,077	1,431,832
PepsiCo, Inc.	273,508	18,716,152

The accompanying notes are an integral part of the financial statements.	1
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Beverages (continued)
The Coca-Cola Company	682,997	$24,758,641
		53,585,282
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	76,282	7,534,373
CVS Caremark Corp.	220,553	10,663,738
Safeway, Inc. (L)	41,789	755,963
Sysco Corp. (L)	103,486	3,276,367
The Kroger Company	90,584	2,356,996
Wal-Mart Stores, Inc.	295,764	20,179,978
Walgreen Company	151,222	5,596,726
Whole Foods Market, Inc.	30,312	2,768,395
		53,132,536
Food Products - 1.7%
Archer-Daniels-Midland Company	116,186	3,182,335
Campbell Soup Company (L)	31,786	1,109,014
ConAgra Foods, Inc.	71,649	2,113,646
Dean Foods Company (I)	32,853	542,403
General Mills, Inc.	114,367	4,621,570
H.J. Heinz Company	56,501	3,258,978
Hormel Foods Corp. (L)	23,496	733,310
Kellogg Company	43,551	2,432,323
Kraft Foods Group, Inc.	104,342	4,744,431
McCormick & Company, Inc., Non-
Voting Shares	23,398	1,486,475
Mead Johnson Nutrition Company	35,952	2,368,877
Mondelez International, Inc., Class A	313,075	7,974,020
The Hershey Company	26,753	1,932,102
The J.M. Smucker Company	19,311	1,665,381
Tyson Foods, Inc., Class A	51,085	991,049
		39,155,914
Household Products - 2.1%
Colgate-Palmolive Company	78,630	8,219,980
Kimberly-Clark Corp.	69,188	5,841,543
The Clorox Company	22,891	1,676,079
The Procter & Gamble Company	483,470	32,822,778
		48,560,380
Personal Products - 0.2%
Avon Products, Inc.	76,245	1,094,878
The Estee Lauder Companies, Inc., Class A	42,351	2,535,131
		3,630,009
Tobacco - 1.8%
Altria Group, Inc.	358,625	11,267,998
Lorillard, Inc.	23,053	2,689,594
Philip Morris International, Inc.	295,451	24,711,522
Reynolds American, Inc.	57,859	2,397,098
		41,066,212
		239,130,333
Energy - 10.7%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	77,551	3,167,183
Cameron International Corp. (I)	43,448	2,453,074
Diamond Offshore Drilling, Inc. (L)	12,142	825,170
Ensco PLC, Class A	40,946	2,427,279
FMC Technologies, Inc. (I)(L)	42,059	1,801,387
Halliburton Company	163,675	5,677,886
Helmerich & Payne, Inc.	18,652	1,044,699
Nabors Industries, Ltd. (I)	51,252	740,591
National Oilwell Varco, Inc.	75,226	5,141,697
Noble Corp.	44,574	1,552,067

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Rowan Companies PLC, Class A (I)	22,146	$692,505
Schlumberger, Ltd.	234,104	16,221,066
		41,744,604
Oil, Gas & Consumable Fuels - 8.9%
Anadarko Petroleum Corp.	88,150	6,550,427
Apache Corp.	69,012	5,417,442
Cabot Oil & Gas Corp.	37,048	1,842,768
Chesapeake Energy Corp. (L)	91,581	1,522,076
Chevron Corp.	346,142	37,431,796
ConocoPhillips	214,269	12,425,459
CONSOL Energy, Inc.	40,136	1,288,366
Denbury Resources, Inc. (I)	69,028	1,118,254
Devon Energy Corp.	66,371	3,453,947
EOG Resources, Inc.	47,635	5,753,832
EQT Corp.	26,396	1,556,836
Exxon Mobil Corp.	806,185	69,775,312
Hess Corp.	52,418	2,776,057
Kinder Morgan, Inc.	111,664	3,945,089
Marathon Oil Corp.	124,378	3,813,429
Marathon Petroleum Corp.	59,689	3,760,407
Murphy Oil Corp.	32,562	1,939,067
Newfield Exploration Company (I)	23,817	637,819
Noble Energy, Inc.	31,372	3,191,787
Occidental Petroleum Corp.	142,882	10,946,190
Peabody Energy Corp.	47,299	1,258,626
Phillips 66	110,604	5,873,072
Pioneer Natural Resources Company	21,707	2,313,749
QEP Resources, Inc.	31,150	942,911
Range Resources Corp.	28,670	1,801,336
Southwestern Energy Company (I)	61,426	2,052,243
Spectra Energy Corp.	117,673	3,221,887
Tesoro Corp.	24,489	1,078,740
The Williams Companies, Inc.	119,070	3,898,352
Valero Energy Corp.	97,330	3,320,900
WPX Energy, Inc. (I)	35,428	527,169
		205,435,345
		247,179,949
Financials - 15.0%
Capital Markets - 1.9%
Ameriprise Financial, Inc.	36,395	2,279,419
BlackRock, Inc.	22,178	4,584,414
E*TRADE Financial Corp. (I)	44,864	401,533
Franklin Resources, Inc.	24,383	3,064,943
Invesco, Ltd.	78,613	2,051,013
Legg Mason, Inc. (L)	20,881	537,059
Morgan Stanley	244,003	4,665,337
Northern Trust Corp.	38,592	1,935,775
State Street Corp.	82,122	3,860,555
T. Rowe Price Group, Inc.	44,796	2,917,563
The Bank of New York Mellon Corp.	206,534	5,307,924
The Charles Schwab Corp.	193,354	2,776,563
The Goldman Sachs Group, Inc.	78,102	9,962,691
		44,344,789
Commercial Banks - 2.7%
BB&T Corp.	123,332	3,590,195
Comerica, Inc.	34,145	1,035,959
Fifth Third Bancorp	158,578	2,408,800
First Horizon National Corp.	44,942	445,375
Huntington Bancshares, Inc.	151,454	967,791
KeyCorp	166,509	1,402,006
M&T Bank Corp.	21,231	2,090,617

The accompanying notes are an integral part of the financial statements.	2
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
PNC Financial Services Group, Inc.	93,388	$5,445,454
Regions Financial Corp.	249,353	1,775,393
SunTrust Banks, Inc.	95,006	2,693,420
U.S. Bancorp	332,490	10,619,731
Wells Fargo & Company	866,594	29,620,183
Zions Bancorporation (L)	32,912	704,317
		62,799,241
Consumer Finance - 0.9%
American Express Company	172,147	9,895,010
Capital One Financial Corp.	102,499	5,937,767
Discover Financial Services	89,320	3,443,286
SLM Corp.	82,860	1,419,392
		20,695,455
Diversified Financial Services - 3.5%
Bank of America Corp.	1,905,811	22,107,408
Citigroup, Inc.	518,480	20,511,069
CME Group, Inc.	53,986	2,737,630
IntercontinentalExchange, Inc. (I)	12,842	1,589,968
JPMorgan Chase & Company	672,207	29,556,942
Leucadia National Corp. (L)	34,970	831,936
Moody’s Corp. (L)	34,141	1,717,975
NYSE Euronext	43,280	1,365,051
The NASDAQ OMX Group, Inc.	20,684	517,307
		80,935,286
Insurance - 3.9%
ACE, Ltd.	59,822	4,773,796
Aflac, Inc.	82,651	4,390,421
American International Group, Inc. (I)	261,003	9,213,406
Aon PLC	56,899	3,163,584
Assurant, Inc.	14,551	504,920
Berkshire Hathaway, Inc., Class B (I)	322,555	28,933,184
Cincinnati Financial Corp. (L)	25,803	1,010,445
Genworth Financial, Inc., Class A (I)	85,102	639,116
Hartford Financial Services Group, Inc.	76,930	1,726,309
Lincoln National Corp.	49,297	1,276,792
Loews Corp.	55,130	2,246,548
Marsh & McLennan Companies, Inc.	96,055	3,311,016
MetLife, Inc.	192,862	6,352,874
Principal Financial Group, Inc.	48,972	1,396,681
Prudential Financial, Inc.	82,232	4,385,433
The Allstate Corp.	85,579	3,437,708
The Chubb Corp.	46,332	3,489,726
The Progressive Corp.	98,870	2,086,157
The Travelers Companies, Inc.	67,981	4,882,395
Torchmark Corp.	16,705	863,147
Unum Group	49,516	1,030,923
XL Group PLC	53,941	1,351,761
		90,466,342
Real Estate Investment Trusts - 1.9%
Apartment Investment & Management
Company, Class A	25,345	685,836
AvalonBay Communities, Inc.	20,236	2,743,799
Boston Properties, Inc.	26,595	2,814,017
Equity Residential	56,469	3,200,098
HCP, Inc.	79,675	3,599,717
Health Care REIT, Inc.	46,001	2,819,401
Host Hotels & Resorts, Inc. (L)	127,509	1,998,066
Kimco Realty Corp.	71,847	1,388,084
Plum Creek Timber Company, Inc. (L)	28,524	1,265,610
Prologis, Inc.	81,291	2,966,309
Public Storage	25,419	3,684,738

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	54,738	$8,653,530
Ventas, Inc.	52,119	3,373,142
Vornado Realty Trust	29,839	2,389,507
Weyerhaeuser Company	94,878	2,639,506
		44,221,360
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (I)	53,264	1,059,954
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	82,890	673,896
People’s United Financial, Inc.	61,399	742,314
		1,416,210
		345,938,637
Health Care - 11.7%
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc. (I)	34,063	3,195,450
Amgen, Inc.	135,980	11,737,794
Biogen Idec, Inc. (I)	41,696	6,115,552
Celgene Corp. (I)	74,786	5,887,154
Gilead Sciences, Inc. (I)	133,473	9,803,592
		36,739,542
Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	279,538	18,309,739
Baxter International, Inc.	97,169	6,477,286
Becton, Dickinson and Company	35,217	2,753,617
Boston Scientific Corp. (I)	242,197	1,387,789
C.R. Bard, Inc.	13,760	1,344,902
CareFusion Corp. (I)	39,161	1,119,221
Covidien PLC	83,731	4,834,628
DENTSPLY International, Inc.	25,028	991,359
Edwards Lifesciences Corp. (I)	20,417	1,841,001
Intuitive Surgical, Inc. (I)	7,045	3,454,657
Medtronic, Inc.	178,810	7,334,786
St. Jude Medical, Inc.	55,401	2,002,192
Stryker Corp.	51,014	2,796,587
Varian Medical Systems, Inc. (I)(L)	19,535	1,372,138
Zimmer Holdings, Inc.	30,825	2,054,795
		58,074,697
Health Care Providers & Services - 1.9%
Aetna, Inc.	58,950	2,729,385
AmerisourceBergen Corp.	41,624	1,797,324
Cardinal Health, Inc.	60,183	2,478,336
Cigna Corp.	50,867	2,719,350
Coventry Health Care, Inc.	23,609	1,058,391
DaVita HealthCare Partners, Inc. (I)	14,673	1,621,807
Express Scripts Holding Company (I)	144,394	7,797,276
Humana, Inc.	28,525	1,957,671
Laboratory Corp. of America Holdings (I)	16,910	1,464,744
McKesson Corp.	41,637	4,037,124
Patterson Companies, Inc.	14,940	511,396
Quest Diagnostics, Inc.	27,997	1,631,385
Tenet Healthcare Corp. (I)	18,612	604,332
UnitedHealth Group, Inc.	180,700	9,801,168
WellPoint, Inc.	53,564	3,263,119
		43,472,808
Health Care Technology - 0.1%
Cerner Corp. (I)	25,679	1,993,718
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	61,482	2,517,073
Life Technologies Corp. (I)	30,933	1,518,192

The accompanying notes are an integral part of the financial statements.	3
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
PerkinElmer, Inc.	19,872	$630,737
Thermo Fisher Scientific, Inc.	63,714	4,063,679
Waters Corp. (I)	15,473	1,348,008
		10,077,689
Pharmaceuticals - 5.2%
Allergan, Inc.	54,254	4,976,719
Bristol-Myers Squibb Company	291,839	9,511,033
Eli Lilly & Company	180,161	8,885,541
Forest Laboratories, Inc. (I)	41,251	1,456,985
Hospira, Inc. (I)	29,140	910,334
Johnson & Johnson	490,058	34,353,066
Merck & Company, Inc.	537,300	21,997,062
Mylan, Inc. (I)	71,622	1,968,173
Perrigo Company	15,508	1,613,297
Pfizer, Inc.	1,301,990	32,653,909
Watson Pharmaceuticals, Inc. (I)	22,522	1,936,892
		120,263,011
		270,621,465
Industrials - 9.9%
Aerospace & Defense - 2.3%
General Dynamics Corp.	58,499	4,052,226
Honeywell International, Inc.	138,559	8,794,340
L-3 Communications Holdings, Inc.	17,037	1,305,375
Lockheed Martin Corp.	47,507	4,384,421
Northrop Grumman Corp.	43,614	2,947,434
Precision Castparts Corp.	25,634	4,855,592
Raytheon Company	58,573	3,371,462
Rockwell Collins, Inc. (L)	25,077	1,458,729
Textron, Inc.	49,564	1,228,692
The Boeing Company	120,055	9,047,345
United Technologies Corp.	149,136	12,230,643
		53,676,259
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	28,494	1,801,391
Expeditors International of Washington, Inc.	37,154	1,469,441
FedEx Corp.	51,519	4,725,323
United Parcel Service, Inc., Class B	126,823	9,350,660
		17,346,815
Airlines - 0.1%
Southwest Airlines Company	131,121	1,342,679
Building Products - 0.0%
Masco Corp.	63,056	1,050,513
Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	17,749	619,795
Cintas Corp. (L)	18,984	776,446
Iron Mountain, Inc.	28,962	899,270
Pitney Bowes, Inc. (L)	35,695	379,795
Republic Services, Inc.	52,863	1,550,472
Stericycle, Inc. (I)	15,110	1,409,310
The ADT Corp.	40,570	1,886,099
Tyco International, Ltd.	81,156	2,373,813
Waste Management, Inc.	76,909	2,594,910
		12,489,910
Construction & Engineering - 0.2%
Fluor Corp.	29,481	1,731,714
Jacobs Engineering Group, Inc. (I)	22,924	975,875
Quanta Services, Inc. (I)	37,663	1,027,823
		3,735,412

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 0.7%
Eaton Corp. PLC	81,656	$4,425,755
Emerson Electric Company	128,280	6,793,709
Rockwell Automation, Inc.	24,892	2,090,679
Roper Industries, Inc.	17,257	1,923,810
		15,233,953
Industrial Conglomerates - 2.4%
3M Company	112,190	10,416,842
Danaher Corp.	103,042	5,760,048
General Electric Company	1,854,347	38,922,744
		55,099,634
Machinery - 1.9%
Caterpillar, Inc.	115,236	10,322,841
Cummins, Inc.	31,232	3,383,987
Deere & Company	69,086	5,970,412
Dover Corp.	32,249	2,119,082
Flowserve Corp.	9,016	1,323,549
Illinois Tool Works, Inc.	75,404	4,585,317
Ingersoll-Rand PLC	49,493	2,373,684
Joy Global, Inc.	18,673	1,190,964
PACCAR, Inc.	62,348	2,818,753
Pall Corp.	19,604	1,181,337
Parker Hannifin Corp.	26,356	2,241,841
Pentair, Ltd.	36,967	1,816,928
Snap-on, Inc.	10,401	821,575
Stanley Black & Decker, Inc.	29,658	2,193,802
Xylem, Inc.	32,717	886,631
		43,230,703
Professional Services - 0.1%
Equifax, Inc.	21,124	1,143,231
Robert Half International, Inc.	24,749	787,513
The Dun & Bradstreet Corp. (L)	7,820	615,043
		2,545,787
Road & Rail - 0.8%
CSX Corp.	183,475	3,619,962
Norfolk Southern Corp.	56,370	3,485,921
Ryder Systems, Inc.	8,807	439,734
Union Pacific Corp.	83,545	10,503,277
		18,048,894
Trading Companies & Distributors - 0.2%
Fastenal Company (L)	47,559	2,220,530
W.W. Grainger, Inc.	10,568	2,138,646
		4,359,176
		228,159,735
Information Technology - 18.6%
Communications Equipment - 1.9%
Cisco Systems, Inc.	938,705	18,445,553
F5 Networks, Inc. (I)	13,944	1,354,660
Harris Corp.	19,928	975,675
JDS Uniphase Corp. (I)	41,621	563,548
Juniper Networks, Inc. (I)	92,909	1,827,520
Motorola Solutions, Inc.	49,615	2,762,563
QUALCOMM, Inc.	301,355	18,690,037
		44,619,556
Computers & Peripherals - 4.9%
Apple, Inc.	166,352	88,670,607
Dell, Inc.	257,050	2,603,917
EMC Corp. (I)	372,447	9,422,909
Hewlett-Packard Company	346,884	4,943,097

The accompanying notes are an integral part of the financial statements.	4
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals (continued)
NetApp, Inc. (I)	64,099	$2,150,521
SanDisk Corp. (I)	42,620	1,856,527
Seagate Technology PLC (L)	59,392	1,810,268
Western Digital Corp.	39,266	1,668,412
		113,126,258
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	28,408	1,837,998
Corning, Inc.	262,704	3,315,324
FLIR Systems, Inc.	26,435	589,765
Jabil Circuit, Inc.	32,620	629,240
Molex, Inc.	24,562	671,279
TE Connectivity, Ltd.	75,493	2,802,300
		9,845,906
Internet Software & Services - 2.2%
Akamai Technologies, Inc. (I)	31,299	1,280,442
eBay, Inc. (I)	205,968	10,508,487
Google, Inc., Class A (I)	47,066	33,387,208
VeriSign, Inc. (I)	27,611	1,071,859
Yahoo!, Inc. (I)	183,933	3,660,267
		49,908,263
IT Services - 3.7%
Accenture PLC, Class A	112,919	7,509,114
Automatic Data Processing, Inc.	85,504	4,874,583
Cognizant Technology
Solutions Corp., Class A (I)	52,681	3,901,028
Computer Sciences Corp.	27,422	1,098,251
Fidelity National Information Services, Inc.	44,219	1,539,263
Fiserv, Inc. (I)	23,957	1,893,322
IBM Corp.	187,837	35,980,177
Mastercard, Inc., Class A	18,935	9,302,387
Paychex, Inc. (L)	57,033	1,776,008
SAIC, Inc.	49,307	558,155
Teradata Corp. (I)	29,753	1,841,413
The Western Union Company	106,313	1,446,920
Total Systems Services, Inc.	28,604	612,698
Visa, Inc., Class A	92,210	13,977,192
		86,310,511
Office Electronics - 0.1%
Xerox Corp. (L)	222,845	1,519,803
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc. (I)(L)	109,275	262,260
Altera Corp.	56,420	1,943,105
Analog Devices, Inc.	52,712	2,217,067
Applied Materials, Inc.	211,551	2,420,143
Broadcom Corp., Class A (I)	90,706	3,012,346
First Solar, Inc. (I)(L)	10,672	329,551
Intel Corp.	879,758	18,149,408
KLA-Tencor Corp.	29,375	1,402,950
Lam Research Corp. (I)	30,221	1,091,885
Linear Technology Corp.	40,618	1,393,197
LSI Corp. (I)	98,342	696,261
Microchip Technology, Inc. (L)	34,170	1,113,600
Micron Technology, Inc. (I)	179,548	1,140,130
NVIDIA Corp.	109,270	1,342,928
Teradyne, Inc. (I)(L)	33,253	561,643
Texas Instruments, Inc.	198,153	6,130,854
Xilinx, Inc.	46,236	1,659,872
		44,867,200
Software - 3.4%
Adobe Systems, Inc. (I)	86,756	3,268,966

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Autodesk, Inc. (I)	40,034	$1,415,202
BMC Software, Inc. (I)	25,887	1,026,678
CA, Inc.	60,431	1,328,273
Citrix Systems, Inc. (I)	32,985	2,168,764
Electronic Arts, Inc. (I)	56,177	816,252
Intuit, Inc.	48,705	2,897,948
Microsoft Corp.	1,339,396	35,802,055
Oracle Corp.	664,648	22,146,071
Red Hat, Inc. (I)	34,059	1,803,765
Salesforce.com, Inc. (I)	23,107	3,884,287
Symantec Corp. (I)	124,023	2,332,873
		78,891,134
		429,088,631
Materials - 3.5%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	37,346	3,137,811
Airgas, Inc.	12,235	1,116,933
CF Industries Holdings, Inc.	11,061	2,247,153
E.I. du Pont de Nemours & Company	164,130	7,380,926
Eastman Chemical Company	26,980	1,835,989
Ecolab, Inc.	46,448	3,339,611
FMC Corp.	24,222	1,417,471
International Flavors & Fragrances, Inc.	14,376	956,579
LyondellBasell Industries NV, Class A	67,142	3,833,137
Monsanto Company	94,513	8,945,655
PPG Industries, Inc.	26,935	3,645,652
Praxair, Inc.	52,596	5,756,632
Sigma-Aldrich Corp. (L)	21,295	1,566,886
The Dow Chemical Company	211,371	6,831,511
The Mosaic Company	48,784	2,762,638
The Sherwin-Williams Company	15,028	2,311,607
		57,086,191
Construction Materials - 0.1%
Vulcan Materials Company	22,848	1,189,238
Containers & Packaging - 0.1%
Ball Corp.	27,222	1,218,185
Bemis Company, Inc.	18,366	614,526
Owens-Illinois, Inc. (I)	29,467	626,763
Sealed Air Corp. (L)	34,285	600,330
		3,059,804
Metals & Mining - 0.7%
Alcoa, Inc. (L)	187,973	1,631,606
Allegheny Technologies, Inc.	19,183	582,396
Cliffs Natural Resources, Inc. (L)	25,123	968,743
Freeport-McMoRan Copper & Gold, Inc.	167,436	5,726,311
Newmont Mining Corp.	87,525	4,064,661
Nucor Corp.	55,914	2,414,367
Titanium Metals Corp. (L)	13,093	216,165
United States Steel Corp. (L)	25,764	614,987
		16,219,236
Paper & Forest Products - 0.2%
International Paper Company	77,163	3,074,174
MeadWestvaco Corp.	30,586	974,776
		4,048,950
		81,603,419
Telecommunication Services - 3.2%
Diversified Telecommunication Services - 2.9%
American Tower Corp.	69,709	5,386,414

The accompanying notes are an integral part of the financial statements.	5
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc.	1,004,512	$33,862,100
CenturyLink, Inc.	109,856	4,297,567
Frontier Communications Corp. (L)	176,258	754,384
Verizon Communications, Inc.	504,753	21,840,662
Windstream Corp. (L)	103,847	859,853
		67,000,980
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. (I)	51,736	3,733,270
MetroPCS Communications, Inc. (I)	54,988	546,581
Sprint Nextel Corp. (I)	529,458	3,002,027
		7,281,878
		74,282,858
Utilities - 3.3%
Electric Utilities - 1.9%
American Electric Power Company, Inc.	85,556	3,651,530
Duke Energy Corp.	124,218	7,925,108
Edison International	57,503	2,598,561
Entergy Corp.	31,299	1,995,311
Exelon Corp.	150,602	4,478,903
FirstEnergy Corp.	73,802	3,081,972
NextEra Energy, Inc.	74,580	5,160,190
Northeast Utilities	55,366	2,163,703
Pepco Holdings, Inc. (L)	40,381	791,871
Pinnacle West Capital Corp.	19,342	986,055
PPL Corp.	102,491	2,934,317
The Southern Company	154,326	6,606,696
Xcel Energy, Inc.	86,021	2,297,621
		44,671,838
Gas Utilities - 0.1%
AGL Resources, Inc.	20,775	830,377
ONEOK, Inc.	36,205	1,547,764
		2,378,141
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	109,550	1,172,185
NRG Energy, Inc.	56,881	1,307,694
		2,479,879
Multi-Utilities - 1.2%
Ameren Corp.	42,855	1,316,506
CenterPoint Energy, Inc.	75,457	1,452,547
CMS Energy Corp.	46,826	1,141,618
Consolidated Edison, Inc. (L)	51,676	2,870,085
Dominion Resources, Inc.	101,148	5,239,466
DTE Energy Company	30,311	1,820,176
Integrys Energy Group, Inc.	13,586	709,461
NiSource, Inc.	54,710	1,361,732
PG&E Corp.	75,248	3,023,465
Public Service Enterprise Group, Inc.	89,266	2,731,540
SCANA Corp. (L)	23,175	1,057,707
Sempra Energy	39,663	2,813,693
TECO Energy, Inc. (L)	35,329	592,114
Wisconsin Energy Corp.	40,671	1,498,726
		27,628,836
		77,158,694
TOTAL COMMON STOCKS (Cost $1,694,216,208)	$ 2,252,464,351

500 Index Trust B (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.0%
American International Group, Inc. (Expiration
Date: 01/19/2021; Strike Price: $45.00) (I)	2	28
TOTAL WARRANTS (Cost $34)	$ 28

SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,285,077	32,875,080
TOTAL SECURITIES LENDING
COLLATERAL (Cost $32,875,397)	$ 32,875,080

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreement - 2.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $60,112,033 on 01/02/2013,
collateralized by $61,580,000 U.S. Treasury
Bonds, 0.500% due 07/31/2017 (valued at
$61,318,347, including interest)	$ 60,112,000	$60,112,000
TOTAL SHORT-TERM INVESTMENTS (Cost $60,112,000)	$ 60,112,000
Total Investments (500 Index Trust B)
(Cost $1,787,203,639) - 101.5%	$ 2,345,451,459
Other assets and liabilities, net - (1.5%)		(35,609,254)
TOTAL NET ASSETS - 100.0%		$ 2,309,842,205

Core Strategy Trust
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 70.4%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	39,244,516	$520,774,728
Fixed Income - 29.6%
Bond Trust, Series NAV (John Hancock) (A)(1)	15,644,076	218,704,184
TOTAL INVESTMENT COMPANIES (Cost $738,348,530)	$ 739,478,912
Total Investments (Core Strategy Trust)
(Cost $738,348,530) - 100.0%	$ 739,478,912
Other assets and liabilities, net - 0.0%		(23,668)
TOTAL NET ASSETS - 100.0%		$ 739,455,244

International Equity Index Trust B
	Shares or Principal Amount	Value

COMMON STOCKS - 95.3%
Australia - 6.0%
AGL Energy, Ltd.	21,218	$340,734
ALS, Ltd. (L)	13,553	154,058
Alumina, Ltd.	97,775	94,546
Amcor, Ltd.	49,522	418,752
AMP, Ltd.	113,132	575,040
APA Group, Ltd.	21,459	123,868
Asciano, Ltd.	34,768	169,914

The accompanying notes are an integral part of the financial statements.	6
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
ASX, Ltd.	6,089	$198,652
Aurizon Holdings, Ltd.	67,567	265,362
Australia & New Zealand Banking Group, Ltd.	102,615	2,686,553
Bendigo and Adelaide Bank, Ltd.	15,443	137,697
BHP Billiton, Ltd.	121,345	4,738,898
BlueScope Steel, Ltd. (I)	5,755	21,109
Boral, Ltd.	29,557	135,954
Brambles, Ltd.	58,198	463,147
Caltex Australia, Ltd.	5,216	105,123
Centro Retail Australia	48,148	113,995
CFS Retail Property Trust Group	66,708	133,663
Coca-Cola Amatil, Ltd.	22,621	318,037
Cochlear, Ltd.	2,020	167,113
Commonwealth Bank of Australia	62,184	4,039,310
Computershare, Ltd.	16,072	151,341
Crown, Ltd.	14,609	162,742
CSL, Ltd.	20,060	1,133,231
Dart Energy, Ltd. (I)	8,396	1,431
Dexus Property Group	183,993	195,089
DuluxGroup, Ltd.	220	867
Echo Entertainment Group, Ltd.	32,309	116,500
Fortescue Metals Group, Ltd. (L)	47,394	235,138
Goodman Group	48,935	222,624
GPT Group	65,288	252,283
Harvey Norman Holding, Ltd. (L)	15,159	30,116
Iluka Resources, Ltd.	17,126	165,964
Incitec Pivot, Ltd.	62,851	213,582
Insurance Australia Group, Ltd.	78,599	386,544
Leighton Holdings, Ltd.	5,921	111,398
Lend Lease Corp.	22,525	219,449
Macquarie Group, Ltd.	14,236	529,444
Metcash, Ltd.	24,516	85,376
Mirvac Group	122,602	191,055
National Australia Bank, Ltd.	86,233	2,255,233
Newcrest Mining, Ltd.	29,626	691,677
Nufarm, Ltd.	558	3,388
Orica, Ltd.	14,345	377,224
Origin Energy, Ltd.	43,383	530,908
OZ Minerals, Ltd.	10,747	76,523
Qantas Airways, Ltd. (I)	44,750	70,361
QBE Insurance Group, Ltd.	42,256	483,645
Ramsay Health Care, Ltd.	2,825	80,259
Rio Tinto, Ltd.	17,026	1,185,076
Santos, Ltd.	36,416	426,487
Shopping Centres Australasia
Property Group (I)	9,467	14,746
Sonic Healthcare, Ltd.	13,653	190,650
SP AusNet	75,538	86,757
Stockland	91,343	336,762
Suncorp Group, Ltd.	51,268	545,079
Sydney Airport	14,230	50,220
Tabcorp Holdings, Ltd.	30,186	96,470
Tatts Group, Ltd.	50,782	159,892
Telstra Corp., Ltd.	167,265	761,977
Toll Holdings, Ltd.	25,442	121,797
Transurban Group	50,824	322,790
Treasury Wine Estates, Ltd.	24,135	118,857
Wesfarmers, Ltd.	41,440	1,599,100
Wesfarmers, Ltd., Price Protected Shares	5,492	217,820
Westfield Group	83,468	921,018
Westfield Retail Trust	102,811	323,576
Westpac Banking Corp.	119,540	3,268,034
Whitehaven Coal, Ltd.	9,666	35,743

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Woodside Petroleum, Ltd.	24,611	$877,122
Woolworths, Ltd.	47,333	1,446,690
WorleyParsons, Ltd.	7,028	173,375
		37,654,955
Austria - 0.2%
Andritz AG	2,752	176,811
Erste Group Bank AG (I)	7,913	253,022
Immoeast AG (I)	16,437	0
IMMOFINANZ AG (I)	24,655	103,941
OMV AG	5,543	201,278
Raiffeisen Bank International AG (L)	1,484	62,033
Telekom Austria AG	11,560	87,478
Verbund AG, Class A	2,521	62,435
Vienna Insurance Group AG	1,321	70,864
Voestalpine AG	4,357	160,214
		1,178,076
Belgium - 0.8%
Ageas (I)	2,085	3
Ageas	7,799	232,689
Anheuser-Busch InBev NV	30,461	2,661,945
Anheuser-Busch InBev NV, VVPR (I)	6,160	8
Belgacom SA (L)	5,996	176,741
Colruyt SA	2,769	137,484
Delhaize Group SA	3,906	156,456
Groupe Bruxelles Lambert SA	3,135	247,145
KBC Groep NV	6,544	227,781
Solvay SA	2,305	331,807
Telenet Group Holding NV	2,144	99,619
UCB SA	3,593	206,702
Umicore SA	4,660	256,957
		4,735,337
Brazil - 1.5%
All America Latina Logistica SA	18,200	74,585
Amil Participacoes SA	5,200	78,379
Anhanguera Educacional Participacoes SA	5,000	85,420
Arteris SA	5,400	50,071
Banco Bradesco SA	21,400	344,746
Banco do Brasil SA	21,413	273,167
Banco Santander Brasil SA	28,594	208,700
BM&F Bovespa SA	65,076	454,252
BR Malls Participacoes SA	15,410	204,152
BR Properties SA	7,500	93,384
Braskem SA, ADR (L)	1,584	21,146
BRF - Brasil Foods SA	23,920	503,340
CCR SA	32,600	309,144
Centrais Eletricas Brasileiras SA	6,700	21,090
Centrais Eletricas Brasileiras SA, B
Shares, ADR	1,429	7,159
Centrais Eletricas Brasileiras SA, Ordinary
Shares, ADR	2,381	7,429
CETIP SA - Mercados Organizados	8,200	102,352
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	628	27,877
Cia De Bebidas Das Americas	5,200	216,173
Cia de Saneamento Basico do Estado de
Sao Paulo	4,290	180,001
Cia de Saneamento de Minas Gerais	2,500	53,763
Cia Hering	5,400	111,634
Cia Siderurgica Nacional SA	16,100	95,906
Cielo SA	10,875	304,499
Companhia Siderurgica Nacional SA, ADR	11,800	69,620

The accompanying notes are an integral part of the financial statements.	7
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Cosan SA Industria e Comercio	4,911	$100,959
CPFL Energia SA	9,500	99,686
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	11,600	102,265
Diagnosticos da America SA	9,900	64,336
Duratex SA	10,300	75,253
EcoRodovias Infraestrutura e Logistica SA	7,200	60,924
EDP - Energias do Brasil SA	8,700	53,481
Embraer SA	10,800	77,282
Embraer SA, ADR	2,626	74,867
Fibria Celulose SA (I)	3,172	35,391
Fibria Celulose SA, ADR (I)(L)	6,862	78,021
Hypermarcas SA (I)	13,608	112,726
JBS SA (I)	15,473	45,951
Light SA	3,200	35,121
Localiza Rent a Car SA	5,311	97,616
Lojas Renner SA	4,700	183,894
MPX Energia SA (I)	7,100	38,650
MRV Engenharia e Participacoes SA	13,201	79,274
Multiplan Empreendimentos Imobiliarios SA	3,100	91,493
Multiplus SA	2,200	51,930
Natura Cosmeticos SA	6,500	186,510
Odontoprev SA	11,500	60,759
OGX Petroleo e Gas Participacoes SA (I)	50,700	111,158
Oi SA	8,584	37,474
Oi SA, ADR	11,580	46,436
Oi SA, Series C, ADR	1,146	4,928
PDG Realty SA Empreendimentos
e Participacoes	46,864	77,475
Petroleo Brasileiro SA	107,029	1,047,863
Porto Seguro SA	4,419	50,823
Raia Drogasil SA	8,100	91,561
Souza Cruz SA	14,400	218,066
Sul America SA	5,300	46,086
Telefonica Brasil SA, ADR (L)	6,017	144,769
Tim Participacoes SA	32,920	131,234
Totvs SA	4,500	88,618
Tractebel Energia SA	6,400	104,273
Ultrapar Participacoes SA	12,100	271,508
Usinas Siderurgicas de Minas Gerais SA	4,400	30,611
Usinas Siderurgicas de Minas Gerais SA, ADR	800	4,976
Vale SA	47,000	988,830
WEG SA	8,100	107,517
		9,308,584
Canada - 7.6%
Agnico-Eagle Mines, Ltd.	6,800	356,373
Agrium, Inc.	6,400	637,877
Alimentation Couche Tard, Inc.	5,600	275,468
ARC Resources, Ltd. (L)	11,900	292,386
Athabasca Oil Corp. (I)	10,700	112,411
Bank of Montreal (L)	24,600	1,505,133
Bank of Nova Scotia (L)	43,800	2,530,158
Barrick Gold Corp.	38,540	1,349,113
Baytex Energy Corp. (L)	4,700	202,563
BCE, Inc. (L)	10,311	441,900
Bell Aliant, Inc. (L)	3,600	95,257
Bombardier, Inc. (L)	65,200	246,458
Bonavista Energy Corp. (L)	4,600	68,535
Brookfield Asset Management, Inc. (L)	21,799	798,588
Brookfield Residential Properties, Inc. (I)	1,056	18,780
CAE, Inc.	11,300	114,397
Cameco Corp. (L)	16,400	322,988
Canadian Imperial Bank of Commerce (L)	15,700	1,262,219

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Canadian National Railway Company	16,600	$1,507,468
Canadian Natural Resources, Ltd. (L)	42,760	1,231,172
Canadian Oil Sands, Ltd.	19,100	387,300
Canadian Pacific Railway, Ltd.	6,600	669,488
Canadian Tire Corp., Ltd. (L)	3,000	209,249
Canadian Utilities, Ltd.	2,400	173,576
Cenovus Energy, Inc.	29,000	970,554
Centerra Gold, Inc.	8,700	81,429
CGI Group, Inc. (I)	9,200	212,173
Chorus Aviation, Inc.	831	3,216
CI Financial Corp. (L)	5,500	137,846
Crescent Point Energy Corp. (L)	13,800	521,922
Dollarama, Inc.	2,600	154,139
Eldorado Gold Corp.	25,100	322,992
Empire Company, Ltd.	1,000	59,264
Enbridge, Inc. (L)	28,700	1,241,253
Encana Corp. (L)	28,600	565,272
Enerplus Corp. (L)	7,700	99,859
Finning International, Inc.	7,200	177,847
First Quantum Minerals, Ltd.	17,800	392,076
Fortis, Inc. (L)	6,900	237,376
Franco-Nevada Corp. (L)	5,100	291,121
George Weston, Ltd.	2,100	149,219
Gildan Activewear, Inc.	5,000	182,618
Goldcorp, Inc. (Toronto Exchange)	30,884	1,135,446
Great-West Lifeco, Inc. (L)	11,700	286,413
H&R Real Estate Investment Trust	4,300	104,182
Husky Energy, Inc. (L)	12,400	366,502
IAMGOLD Corp.	14,900	170,615
IGM Financial, Inc. (L)	4,900	204,926
Imperial Oil, Ltd.	11,330	486,710
Industrial Alliance Insurance and
Financial Services, Inc.	4,700	148,272
Inmet Mining Corp.	1,700	126,487
Intact Financial Corp.	5,000	325,576
Kinross Gold Corp.	43,729	424,673
Loblaw Companies, Ltd. (L)	4,900	206,552
Magna International, Inc. (L)	8,800	439,513
Manulife Financial Corp. (L)(O)	68,300	927,650
MEG Energy Corp. (I)	5,100	156,071
Metro, Inc. (L)	3,800	241,936
National Bank of Canada	6,800	528,031
New Gold, Inc (I)	18,000	199,236
Nexen, Inc.	21,300	568,956
Onex Corp.	3,500	147,326
Open Text Corp. (I)	2,400	134,223
Osisko Mining Corp. (I)	15,100	121,444
Pace Oil And Gas, Ltd. (I)	745	2,464
Pan American Silver Corp.	5,300	99,318
Pembina Pipeline Corp. (L)	11,700	334,756
Pengrowth Energy Trust (L)	17,100	85,096
Penn West Petroleum, Ltd. (L)	19,010	206,402
Petrobank Energy & Resources, Ltd. (I)	2,100	26,179
Petrominerales, Ltd. (L)	1,289	11,144
Potash Corp. of Saskatchewan, Inc.	32,600	1,326,679
Power Corp. of Canada (L)	14,300	364,868
Power Financial Corp. (L)	10,400	284,805
QLT, Inc. (I)	230	1,804
Research In Motion, Ltd. (I)(L)	19,900	236,071
RioCan Real Estate Investment Trust	5,300	146,846
Ritchie Brothers Auctioneers, Inc. (L)	3,100	64,668
Rogers Communications, Inc., Class B (L)	15,600	708,250
Royal Bank of Canada (L)	54,400	3,274,829

The accompanying notes are an integral part of the financial statements.	8
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Saputo, Inc.	5,300	$268,064
Shaw Communications, Inc., Class B (L)	14,600	335,241
Shoppers Drug Mart Corp. (L)	8,900	382,950
Silver Wheaton Corp.	13,900	501,110
SNC-Lavalin Group, Inc.	6,400	259,423
Sun Life Financial, Inc. (L)	23,400	620,346
Suncor Energy, Inc.	58,887	1,936,457
Talisman Energy, Inc.	39,600	447,874
Teck Resources, Ltd.	22,961	834,463
TELUS Corp., Non-Voting Shares	6,000	390,148
The Toronto-Dominion Bank (L)	34,650	2,917,400
Thomson Reuters Corp. (L)	14,777	427,548
Tim Hortons, Inc.	6,600	323,995
TMX Group Ltd.	273	13,920
Tourmaline Oil Corp. (I)	4,900	153,842
TransAlta Corp. (L)	10,400	158,086
TransCanada Corp. (L)	27,200	1,285,759
Turquoise Hill Resources, Ltd. (I)	16,860	128,819
Valeant Pharmaceuticals International, Inc. (I)	11,100	662,184
Vermilion Energy, Inc. (L)	4,000	208,988
Yamana Gold, Inc.	29,844	513,352
		48,003,921
Chile - 0.3%
Banco Santander Chile, ADR	13,061	372,108
Cencosud SA	54,829	297,835
Cia Cervecerias Unidas SA, ADR (L)	6,198	196,027
Corpbanca SA, ADR	2,999	60,730
Empresa Nacional de Electricidad SA, ADR	6,770	330,444
Enersis SA, ADR	17,573	320,180
Latam Airlines Group SA, ADR (L)	9,925	233,833
Sociedad Quimica y Minera de Chile SA, ADR	4,454	256,729
Vina Concha Y Toro SA, ADR	2,105	80,579
		2,148,465
China - 3.3%
Agile Property Holdings, Ltd.	68,589	98,192
Agricultural Bank of China, Ltd., H Shares	807,000	406,874
Air China, Ltd., H Shares	84,534	72,229
Aluminum Corp. of China, Ltd., H Shares (I)	185,220	86,874
Angang Steel Company, Ltd., H Shares (I)	75,507	57,340
Anhui Conch Cement Company, Ltd., H Shares	56,790	211,292
Anta Sports Products, Ltd.	17,000	15,198
Bank of China, Ltd., H Shares	2,759,563	1,256,475
Bank of Communications Company, Ltd.,
H Shares	337,527	257,467
BBMG Corp., H Shares	22,000	20,398
Beijing Capital International Airport
Company, Ltd., H Shares	134,789	97,309
Byd Company, Ltd., H Shares (I)	24,105	73,831
China BlueChemical, Ltd., H Shares	124,000	83,278
China Citic Bank Corp., Ltd., H Shares	310,800	187,309
China Coal Energy Company, Ltd., H Shares	179,000	200,135
China Communications Construction
Company, Ltd., H Shares	200,335	196,460
China Communications Services Corp., Ltd.,
H Shares	129,600	75,468
China Construction Bank Corp., H Shares	2,567,914	2,092,861
China COSCO Holdings Company, Ltd.,
H Shares (I)	115,631	58,088
China Dongxiang Group Company	164,500	22,201
China Life Insurance Company, Ltd., H Shares	282,624	933,980
China Longyuan Power Group Corp., H Shares	99,000	69,545

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
China Merchants Bank Company, Ltd.,
H Shares	167,226	$374,577
China Minsheng Banking Corp., Ltd., H Shares	210,900	249,065
China National Building Material
Company, Ltd., H Shares	116,000	173,992
China Oilfield Services, Ltd., H Shares	56,000	115,814
China Pacific Insurance Group Company, Ltd.,
H Shares	69,100	259,158
China Petroleum & Chemical Corp., H Shares	677,970	778,386
China Railway Construction Corp., H Shares	113,000	129,958
China Railway Group, Ltd., H Shares	179,000	105,344
China Shenhua Energy Company, Ltd.,
H Shares	127,500	569,656
China Shipping Container Lines Company, Ltd.,
H Shares (I)	145,123	42,692
China Shipping Development Company, Ltd.,
H Shares	86,432	50,768
China Telecom Corp., Ltd., H Shares	605,604	339,293
CITIC Securities Company, Ltd.	11,000	28,097
CNOOC, Ltd.	680,258	1,493,681
Country Garden Holdings Company, Ltd. (I)	214,323	114,694
CSR Corp., Ltd., H Shares	91,000	80,777
Datang International Power Generation
Company, Ltd., H Shares	220,864	84,764
Dongfang Electric Corp., Ltd., H Shares	28,000	57,561
Dongfeng Motor Group Company, Ltd.,
H Shares	123,220	194,037
ENN Energy Holdings, Ltd.	38,000	166,144
Evergrande Real Estate Group, Ltd.	232,959	132,164
Fosun International, Ltd.	122,500	78,715
Golden Eagle Retail Group, Ltd.	36,000	89,839
Great Wall Motor Company, Ltd., H Shares	24,000	76,133
Guangzhou Automobile Group Company, Ltd.,
H Shares	101,650	91,592
Guangzhou R&F Properties Company, Ltd.,
H Shares	43,600	73,635
Hengan International Group Company, Ltd.	25,000	225,476
Huaneng Power International, Inc., H Shares	149,436	138,088
Industrial & Commercial Bank of China, Ltd.,
H Shares	2,400,735	1,731,334
Jiangsu Expressway, Ltd., H Shares	81,145	83,626
Jiangxi Copper Company Ltd.	54,075	145,007
Lenovo Group, Ltd.	257,436	235,345
Longfor Properties Company, Ltd.	53,600	106,286
Parkson Retail Group, Ltd.	79,000	64,514
PetroChina Company, Ltd., H Shares	802,261	1,148,086
PICC Property & Casualty Company, Ltd.,
H Shares	104,342	148,064
Ping An Insurance Group Company, H Shares	65,645	558,607
Renhe Commercial
Holdings Company, Ltd. (I)(L)	160,000	17,195
Semiconductor
Manufacturing International Corp. (I)	387,000	19,550
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	80,000	79,931
Shanghai Electric Group Company, Ltd.,
H Shares	144,864	62,980
Shui On Land, Ltd.	188,275	91,523
Sino-Ocean Land Holdings, Ltd.	161,867	124,207
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	179,934	64,195
Sinopharm Group Company, Ltd., H Shares	30,000	95,288
SOHO China, Ltd.	140,000	113,092

The accompanying notes are an integral part of the financial statements.	9
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
Sun Art Retail Group, Ltd.	86,000	$132,459
Tencent Holdings, Ltd.	39,300	1,275,933
Tingyi Cayman Islands Holding Corp.	76,000	211,629
Tsingtao Brewery Company, Ltd., H Shares	12,000	71,467
Want Want China Holdings, Ltd.	243,000	338,542
Weichai Power Company, Ltd., H Shares	19,680	89,497
Wumart Stores, Inc., H Shares	14,000	30,240
Yangzijiang Shipbuilding Holdings, Ltd.	65,000	51,496
Yanzhou Coal Mining Company, Ltd., H Shares	85,990	145,223
Zhejiang Expressway Company, Ltd., H Shares	103,718	82,681
Zijin Mining Group Company, Ltd., H Shares	285,469	115,126
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares	33,000	49,817
ZTE Corp., H Shares	40,406	70,048
		20,439,892
Colombia - 0.3%
Bancolombia SA, ADR (L)	18,325	1,220,079
Ecopetrol SA, ADR (L)	8,500	507,195
Pacific Rubiales Energy Corp.	11,600	269,504
		1,996,778
Czech Republic - 0.0%
CEZ AS	3,092	111,211
Komercni Banka AS	322	68,131
Telefonica Czech Republic AS	2,389	40,662
		220,004
Denmark - 0.8%
A.P. Moeller Maersk A/S, Series A	49	375,068
A.P. Moller Maersk A/S	24	170,911
Carlsberg A/S	4,179	410,857
Coloplast A/S	4,165	204,128
Danske Bank A/S (I)	26,933	457,874
DSV A/S, ADR	7,635	199,092
Novo Nordisk A/S, Class B	15,626	2,552,036
Novozymes A/S, B shares	8,960	253,573
TDC A/S	15,100	107,009
Tryg A/S	1,502	113,561
William Demant Holdings A/S (I)	1,000	85,823
		4,929,932
Egypt - 0.0%
Commercial International Bank	6,558	35,574
Egypt Kuwait Holding Company	7,787	10,045
Egyptian Financial Group-Hermes Holding (I)	2,727	4,725
EL EZZ Steel Company	2,373	3,731
Orascom Construction Industries (I)	3,416	136,157
Orascom Telecom Holding SAE (I)	23,717	14,991
Telecom Egypt	4,467	9,924
		215,147
Finland - 0.5%
Elisa OYJ, Class A	6,060	135,417
Fortum OYJ	16,798	315,895
Kesko OYJ, B Shares	2,506	82,142
Kone OYJ	5,967	441,842
Metso OYJ	4,686	204,135
Neste Oil OYJ (L)	4,388	57,212
Nokia OYJ (L)	142,752	561,386
Nokian Renkaat OYJ	3,680	148,078
Orion OYJ, Series B	2,574	75,654
Pohjola Bank OYJ	3,924	58,597
Sampo OYJ	15,692	507,423
Stora Enso OYJ, Series R (L)	20,482	144,866

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Finland (continued)
UPM-Kymmene OYJ	19,972	$237,339
Wartsila OYJ	6,451	285,324
		3,255,310
France - 6.2%
Accor SA	5,625	201,772
Aeroports de Paris	1,056	81,534
Air Liquide SA	12,029	1,507,433
Alstom SA	8,387	343,674
ANF Immobilier	21	666
Arkema SA	2,236	235,103
AtoS	1,974	140,658
AXA SA	66,650	1,205,562
BNP Paribas SA	38,417	2,165,457
Bouygues SA	7,773	229,199
Bureau Veritas SA	2,208	245,492
Cap Gemini SA	5,485	239,036
Carrefour SA	22,907	593,187
Casino Guichard Perrachon SA	1,926	185,270
Christian Dior SA	2,157	372,914
Cie de Saint-Gobain	15,249	652,483
Cie Generale d’Optique
Essilor International SA	7,727	783,444
Cie Generale de Geophysique-Veritas (I)	6,098	183,785
Cie Generale des Etablissements Michelin	7,256	687,890
CNP Assurances	6,036	91,942
Credit Agricole SA (I)	40,543	329,172
Danone SA	22,360	1,477,317
Dassault Systemes SA	2,367	264,974
Edenred	6,463	200,981
Electricite de France SA	9,364	175,503
Eurazeo	1,228	59,574
European Aeronautic Defence &
Space Company NV	15,786	618,706
Eutelsat Communications	5,655	187,767
Fonciere Des Regions	1,089	91,268
France Telecom SA	71,498	800,678
GDF Suez	49,010	1,009,798
Gecina SA	691	77,123
Groupe Eurotunnel SA	20,725	160,023
ICADE	923	82,802
Iliad SA	745	128,241
Imerys SA	1,144	74,230
JCDecaux SA	2,889	69,723
Klepierre	4,227	170,373
L’Oreal SA	9,174	1,281,518
Lafarge SA	7,836	502,116
Lagardere SCA	4,134	140,369
Legrand SA	9,501	401,007
LVMH Moet Hennessy Louis Vuitton SA	9,714	1,810,176
Natixis	36,204	125,253
Pernod-Ricard SA	7,992	939,754
Peugeot SA (I)(L)	8,575	63,568
PPR	2,941	548,152
Publicis Groupe SA	7,075	423,904
Remy Cointreau SA	868	94,891
Renault SA	7,469	412,079
Rexel SA	4,065	83,063
Safran SA	9,200	401,447
Sanofi	45,296	4,295,656
Schneider Electric SA	19,746	1,472,726
SCOR SE	6,688	180,338
Societe BIC SA	1,262	150,652
Societe Generale SA (I)	27,192	1,022,806

The accompanying notes are an integral part of the financial statements.	10
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Sodexo	3,571	$299,234
Suez Environnement Company	10,572	127,475
Technip SA	3,838	441,866
Thales SA	3,128	107,984
Total SA	80,990	4,191,843
Unibail-Rodamco SE	3,494	855,354
Valeo SA	140	7,099
Vallourec SA	4,720	246,320
Veolia Environnement SA	15,729	191,734
Vinci SA	17,273	822,064
Vivendi SA	49,108	1,105,896
Wendel SA	1,458	150,943
Zodiac Aerospace	1,290	144,071
		39,166,112
Germany - 5.4%
Adidas AG	8,162	727,383
Allianz SE	17,367	2,405,966
Axel Springer AG	942	40,203
BASF SE	34,892	3,279,545
Bayer AG	31,410	2,982,773
Bayerische Motoren Werke AG	12,717	1,226,453
Beiersdorf AG	3,496	285,658
Brenntag AG	2,116	277,995
Celesio AG	2,960	50,976
Commerzbank AG (I)	154,587	294,187
Continental AG	4,362	504,705
Daimler AG	34,659	1,893,933
Deutsche Bank AG	35,535	1,548,172
Deutsche Boerse AG	7,628	465,582
Deutsche Lufthansa AG	9,293	174,675
Deutsche Post AG	35,378	775,745
Deutsche Telekom AG	107,215	1,218,095
E.ON AG	68,822	1,281,643
Fraport AG Frankfurt Airport
Services Worldwide	1,295	75,412
Fresenius Medical Care AG & Company KGaA	7,543	521,162
Fresenius SE & Company KGaA	4,906	564,646
GEA Group AG	6,518	210,523
Hannover Rueckversicherung AG	2,242	174,505
HeidelbergCement AG	5,487	332,418
Henkel AG & Company, KGaA	5,337	365,536
Hochtief AG (I)	1,773	103,021
Hugo Boss AG	784	83,131
Infineon Technologies AG	41,827	339,417
K&S AG	6,360	294,043
Kabel Deutschland Holding AG	2,945	220,222
Lanxess AG	3,352	293,155
Linde AG	6,915	1,205,903
MAN SE	4,328	462,788
Merck KGaA	2,354	310,582
Metro AG	4,961	137,526
Muenchener Rueckversicherungs AG	6,791	1,219,281
RWE AG	18,018	743,832
Salzgitter AG	1,439	74,987
SAP AG	35,191	2,819,029
Siemens AG	31,260	3,397,637
Suedzucker AG	2,769	113,304
ThyssenKrupp AG	15,527	364,827
United Internet AG	3,568	77,015
Volkswagen AG	1,068	229,441
		34,167,032

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Greece - 0.0%
Coca Cola Hellenic Bottling Company SA (I)	7,325	$173,293
OPAP SA	8,113	58,115
		231,408
Guernsey, C.I. - 0.0%
Resolution, Ltd.	56,076	223,849
Hong Kong - 3.1%
AIA Group, Ltd.	416,800	1,661,131
ASM Pacific Technology, Ltd.	6,500	79,789
Bank of East Asia, Ltd.	60,305	234,218
Beijing Enterprises Holdings, Ltd.	19,786	129,595
Belle International Holdings, Ltd.	185,860	410,456
BOC Hong Kong Holdings, Ltd.	143,328	449,661
Brilliance China Automotive Holdings, Ltd. (I)	94,000	118,006
Cathay Pacific Airways, Ltd.	31,782	59,086
Cheung Kong Holdings, Ltd.	53,000	820,380
Cheung Kong Infrastructure Holdings, Ltd.	18,772	115,317
China Agri-Industries Holdings, Ltd.	144,581	81,307
China Everbright, Ltd.	56,216	110,499
China Gas Holdings, Ltd.	74,000	59,189
China Mengniu Dairy Company, Ltd.	44,502	126,618
China Merchants Holdings
International Company, Ltd.	54,671	178,040
China Mobile, Ltd.	227,030	2,659,396
China Overseas Land & Investment, Ltd.	178,882	541,863
China Resource Power Holdings, Ltd.	67,867	173,658
China Resources Enterprises, Ltd.	49,145	178,519
China Resources Gas Group, Ltd.	18,000	37,230
China Resources Land, Ltd.	90,789	250,229
China State Construction
International Holdings, Ltd.	42,000	51,078
China Taiping Insurance
Holdings Company, Ltd. (I)	50,000	101,753
China Unicom Hong Kong, Ltd.	165,982	268,709
Citic Pacific, Ltd.	43,967	66,513
CLP Holdings, Ltd.	73,400	617,785
COSCO Pacific, Ltd.	81,057	117,617
First Pacific Company, Ltd.	82,000	90,852
Franshion Properties China, Ltd.	74,000	26,859
Galaxy Entertainment Group, Ltd. (I)	84,000	334,512
GCL-Poly Energy Holdings, Ltd. (L)	161,000	33,218
Geely Automobile Holdings Company, Ltd.	75,000	35,774
GOME Electrical Appliances Holdings, Ltd. (I)	380,304	46,056
Guangdong Investment, Ltd.	99,220	77,857
Hang Lung Properties, Ltd.	88,326	354,144
Hang Seng Bank, Ltd.	29,619	457,564
Henderson Land Development Company, Ltd.	37,031	263,789
HKT Trust and HKT, Ltd.	107,825	105,806
Hong Kong & China Gas Company, Ltd.	201,645	553,030
Hong Kong Exchanges & Clearing, Ltd.	41,356	712,458
Hopewell Holdings, Ltd.	16,000	69,183
Huabao International Holdings, Ltd.	75,000	36,997
Hutchison Whampoa, Ltd.	81,800	867,759
Hysan Development Company, Ltd.	24,415	118,231
Kerry Properties, Ltd.	21,438	111,834
Kingboard Chemical Holdings, Ltd.	24,777	89,211
Kunlun Energy Company, Ltd.	118,000	247,413
Lee & Man Paper Manufacturing, Ltd.	36,000	22,853
Li & Fung, Ltd.	211,600	381,251
MGM China Holdings, Ltd.	35,912	65,719
MTR Corp., Ltd.	50,281	199,036
New World Development Company, Ltd.	125,995	198,065
Nine Dragons Paper Holdings, Ltd.	81,000	75,035

The accompanying notes are an integral part of the financial statements.	11
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Noble Group, Ltd.	113,653	$109,595
NWS Holdings, Ltd.	48,656	83,047
Orient Overseas International, Ltd.	5,500	36,250
PCCW, Ltd.	176,000	77,749
Poly Property Group Company, Ltd. (I)	61,000	48,551
Power Assets Holdings, Ltd.	53,582	459,897
Shanghai Industrial Holdings, Ltd.	33,930	119,884
Shangri-La Asia, Ltd.	70,102	141,256
Shimao Property Holdings, Ltd.	64,000	123,570
Shougang Fushan Resources Group, Ltd.	80,000	29,778
Sino Land Company, Ltd. (L)	123,016	221,512
Sino-Forest Corp. (I)(L)	8,700	0
Sinofert Holdings, Ltd.	136,000	33,485
SJM Holdings, Ltd.	83,000	195,320
Skyworth Digital Holdings, Ltd.	42,460	21,988
Sun Hung Kai Properties, Ltd. (L)	60,481	915,993
Swire Pacific, Ltd.	26,663	331,339
Swire Properties, Ltd.	43,628	146,717
The Link REIT	83,125	416,281
Wharf Holdings, Ltd.	56,876	450,394
Wheelock and Company, Ltd.	35,000	177,657
Wing Hang Bank, Ltd.	5,834	61,501
Yue Yuen Industrial Holdings, Ltd.	20,067	67,744
		19,541,656
Hungary - 0.1%
Magyar Telekom Telecommunications PLC	15,864	27,015
MOL Hungarian Oil and Gas PLC	1,549	125,690
OTP Bank PLC	9,034	171,709
		324,414
India - 1.4%
Axis Bank, Ltd., GDR	8,490	208,345
Dr. Reddy’s Laboratories, Ltd., ADR (L)	6,254	208,196
GAIL India, Ltd., GDR	2,500	95,500
HDFC Bank, Ltd., ADR (L)	21,025	856,138
ICICI Bank, Ltd., ADR	35,266	1,537,950
Infosys, Ltd., ADR (L)	47,587	2,012,930
Larsen & Toubro, Ltd., GDR (S)	12,013	352,376
Mahindra & Mahindra, Ltd., ADR	6,560	109,618
Ranbaxy Laboratories, Ltd., GDR (I)	8,490	77,259
Reliance Capital, Ltd., GDR (L)(S)	4,327	37,892
Reliance Communication, Ltd., GDR (S)	75,892	102,363
Reliance Industries, Ltd., GDR (S)	63,620	1,941,682
Reliance Infrastructure, Ltd., GDR (S)	1,788	50,962
State Bank of India, GDR	2,612	234,166
Sterlite Industries India, Ltd., ADR	12,500	107,625
Tata Motors, Ltd., ADR (L)	19,319	554,842
Tata Steel, Ltd., GDR	11,000	87,450
Ultratech Cement, Ltd., GDR	1,026	37,196
Wipro, Ltd., ADR (L)	39,514	346,143
		8,958,633
Indonesia - 0.6%
Adaro Energy Tbk PT	315,000	52,153
Astra Agro Lestari Tbk PT	17,500	35,900
Astra International Tbk PT	805,000	636,904
Bank Central Asia Tbk PT	490,000	464,254
Bank Danamon Indonesia Tbk PT	200,286	117,496
Bank Mandiri Persero Tbk PT	357,837	302,613
Bank Negara Indonesia Persero Tbk PT	276,500	106,553
Bank Pan Indonesia Tbk PT (I)	33,314	2,187
Bank Rakyat Indonesia Persero Tbk PT	501,000	364,864
Berlian Laju Tanker Tbk PT (I)	128,000	0

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Bumi Resources Tbk PT	803,000	$49,366
Charoen Pokphand Indonesia Tbk PT	276,000	105,443
Energi Mega Persada Tbk PT (I)	138,000	1,181
Gudang Garam Tbk PT	26,000	152,345
Indo Tambangraya Megah Tbk PT	16,000	69,082
Indocement Tunggal Prakarsa Tbk PT	53,500	124,990
Indofood Sukses Makmur Tbk PT	253,500	154,095
Indosat Tbk PT	36,000	24,121
Indosat Tbk PT, ADR	20	658
Kalbe Farma Tbk PT	855,000	94,414
Perusahaan Gas Negara Persero Tbk PT	480,500	229,952
Semen Gresik Persero Tbk PT	111,000	182,856
Tambang Batubara Bukit Asam Persero Tbk PT	36,500	57,458
Telekomunikasi Indonesia Persero Tbk PT	386,500	363,659
Telekomunikasi Indonesia Tbk PT, ADR	179	6,614
Unilever Indonesia Tbk PT	66,500	144,226
United Tractors Tbk PT	92,779	190,697
		4,034,081
Ireland - 0.5%
Bank of Ireland (I)	55,222	8,256
C&C Group PLC	478	2,940
CRH PLC	19,657	407,900
CRH PLC (London Exchange)	16,787	350,909
Elan Corp. PLC (I)	10,028	103,563
Experian PLC	38,730	625,771
Greencore Group PLC	26	43
Irish Bank Resolution Corp., Ltd. (I)	38,483	0
James Hardie Industries, Ltd.	16,532	159,934
Kerry Group PLC	5,738	304,579
Paddy Power PLC (London Exchange)	51	4,259
Prothena Corp. PLC (I)	245	1,793
Ryanair Holdings PLC, ADR	1,921	65,852
Shire PLC	21,648	664,875
WPP PLC (I)	48,919	711,149
		3,411,823
Israel - 0.4%
Bank Hapoalim, Ltd. (I)	44,835	192,883
Bank Leumi Le-Israel, Ltd. (I)	54,437	186,145
Bezeq The
Israeli Telecommunication Corp., Ltd.	65,229	75,328
Delek Group, Ltd.	86	20,260
Israel Chemicals, Ltd.	16,931	204,111
Israel Corp., Ltd.	58	38,088
Mellanox Technologies, Ltd. (I)	1,352	81,384
Mizrahi Tefahot Bank, Ltd. (I)	5,543	57,266
Nice Systems, Ltd. (I)	2,975	99,672
Teva Pharmaceutical Industries, Ltd.	35,251	1,319,393
		2,274,530
Italy - 1.5%
Arnoldo Mondadori Editore SpA (I)	29	43
Assicurazioni Generali SpA	45,582	831,448
Atlantia SpA	11,994	217,535
Banca Monte dei Paschi di Siena SpA (I)(L)	316,496	97,740
Banco Popolare SC (I)	66,876	111,940
Beni Stabili SpA	3,030	1,725
BGP Holdings PLC (I)	271,827	0
Enel Green Power SpA	77,743	145,398
Enel SpA	252,346	1,049,856
Eni SpA	96,142	2,371,779
Exor SpA	3,038	76,546
Fiat Industrial SpA	34,400	377,178

The accompanying notes are an integral part of the financial statements.	12
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Fiat SpA (I)	33,809	$170,774
Finmeccanica SpA (I)	17,213	99,757
Intesa Sanpaolo SpA	384,582	665,328
Intesa Sanpaolo SpA (Italian Exchange)	42,950	60,927
Luxottica Group SpA	6,760	280,885
Mediobanca SpA	18,489	114,526
Pirelli & C. SpA	10,659	122,290
Prelios SpA (I)	10,659	1,108
Prysmian SpA	7,382	149,353
Saipem SpA	10,004	388,129
Snam SpA	62,699	291,554
Telecom Italia SpA	379,537	343,071
Telecom Italia SpA (Italian Exchange)	233,394	184,685
Terna Rete Elettrica Nazionale SpA	43,861	175,654
UniCredit SpA (I)	154,674	763,794
Unione di Banche Italiane SCPA	27,462	128,092
		9,221,115
Japan - 13.4%
ABC-MART, Inc.	700	30,431
Acom Company, Ltd. (I)	2,280	65,579
Advantest Corp.	6,000	94,692
Aeon Company, Ltd.	22,200	253,758
AEON Credit Service Company, Ltd. (L)	3,900	78,742
Aeon Mall Company, Ltd.	3,000	73,328
Air Water, Inc.	5,000	63,642
Aisin Seiki Company, Ltd.	7,900	246,380
Ajinomoto Company, Inc.	24,000	317,547
Alfresa Holdings Corp.	1,324	51,740
All Nippon Airways Company, Ltd.	54,000	113,212
Amada Company, Ltd.	12,000	78,082
Aozora Bank, Ltd.	24,000	73,743
Asahi Glass Company, Ltd.	41,000	297,879
Asahi Group Holdings, Ltd.	14,700	311,598
Asahi Kasei Corp.	51,000	301,172
Asics Corp.	5,900	89,886
Astellas Pharma, Inc.	16,674	749,018
Benesse Holdings, Inc.	2,400	99,476
Bridgestone Corp.	24,900	645,436
Brother Industries, Ltd.	9,200	99,262
Calbee, Inc.	900	63,350
Canon, Inc. (L)	43,700	1,714,009
Casio Computer Company, Ltd.	6,700	58,754
Central Japan Railway Company, Ltd.	5,500	446,246
Chiyoda Corp.	6,000	85,913
Chubu Electric Power Company, Inc.	26,200	349,594
Chugai Pharmaceutical Company, Ltd.	8,600	164,819
Citizen Holdings Company, Ltd.	8,800	46,518
Coca-Cola West Company, Ltd.	1,077	16,582
Cosmo Oil Company, Ltd.	24,000	53,264
Credit Saison Company, Ltd.	5,000	125,033
Dai Nippon Printing Company, Ltd.	22,000	172,408
Daicel Corp.	12,534	82,934
Daido Steel Company, Ltd.	9,000	45,175
Daihatsu Motor Company, Ltd.	8,000	158,237
Daiichi Sankyo Company, Ltd.	25,000	383,488
Daikin Industries, Ltd.	9,900	340,169
Dainippon Sumitomo Pharma Company, Ltd.	7,200	86,500
Daito Trust Construction Company, Ltd.	2,900	272,896
Daiwa House Industry Company, Ltd.	21,000	361,342
Daiwa Securities Group, Inc.	66,900	372,612
Dena Company, Ltd.	3,500	115,083
Denki Kagaku Kogyo KK	18,000	61,606
Denso Corp.	18,500	643,706

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Dentsu, Inc.	7,600	$204,149
Don Quijote Company, Ltd.	2,600	95,250
East Japan Railway Company	13,000	840,532
Eisai Company, Ltd.	9,300	388,315
Electric Power Development Company, Ltd.	4,600	109,045
FamilyMart Company, Ltd.	1,700	69,979
FANUC Corp.	7,300	1,357,536
Fast Retailing Company, Ltd.	2,100	533,344
Fuji Electric Company, Ltd.	17,000	41,938
Fuji Heavy Industries, Ltd.	25,000	314,782
FUJIFILM Holdings Corp.	17,900	360,534
Fujitsu, Ltd.	70,000	293,907
Fukuoka Financial Group, Inc.	29,000	116,071
Furukawa Electric Company, Ltd. (I)	23,362	52,492
Gree, Inc. (L)	3,700	57,367
GS Yuasa Corp. (L)	11,000	44,275
Hakuhodo DY Holdings, Inc.	990	64,083
Hamamatsu Photonics KK	2,700	97,408
Hankyu Hanshin Holdings, Inc.	43,000	221,989
Hino Motors, Ltd.	10,000	89,673
Hirose Electric Company, Ltd.	1,300	155,641
Hisamitsu Pharmaceutical Company, Inc.	2,400	118,999
Hitachi Chemical, Ltd.	3,700	55,149
Hitachi Construction
Machinery Company, Ltd. (L)	4,100	86,068
Hitachi High-Technologies Corp.	3,200	66,204
Hitachi Metals, Ltd.	5,000	42,282
Hitachi, Ltd.	175,000	1,029,897
Hokkaido Electric Power Company, Inc.	5,800	70,430
Hokuriku Electric Power Company	6,300	74,484
Honda Motor Company, Ltd.	62,700	2,311,022
Hoya Corp.	17,500	344,557
Hulic Company, Ltd. (I)	6,200	42,101
Ibiden Company, Ltd.	4,400	70,235
Idemitsu Kosan Company, Ltd.	700	60,967
IHI Corp.	44,000	113,097
Inpex Corp.	84	448,296
Isetan Mitsukoshi Holdings, Ltd.	12,219	118,928
Isuzu Motors, Ltd.	46,000	274,015
ITOCHU Corp.	56,300	594,296
Itochu Techno-Science Corp.	800	32,967
J Front Retailing Company, Ltd.	18,000	99,241
Japan Airlines Company, Ltd. (I)	3,000	128,406
Japan Petroleum Exploration Company, Ltd.	600	20,969
Japan Prime Realty Investment Corp.	28	80,784
Japan Real Estate Investment Corp.	21	205,984
Japan Retail Fund Investment Corp.	75	137,571
Japan Tobacco, Inc.	34,600	975,432
JFE Holdings, Inc.	18,400	346,891
JGC Corp.	9,000	280,370
JSR Corp.	6,500	122,798
JTEKT Corp.	7,300	69,617
Jupiter Telecommunications Company, Ltd.	96	119,247
JX Holdings, Inc.	84,911	478,238
Kajima Corp.	33,000	108,992
Kamigumi Company, Ltd.	9,000	71,444
Kaneka Corp.	11,829	59,493
Kansai Paint Company, Ltd.	7,000	75,392
Kao Corp.	20,400	531,510
Kawasaki Heavy Industries, Ltd.	50,000	135,879
KDDI Corp.	10,300	727,541
Keikyu Corp.	18,000	159,308
Keio Corp.	20,000	149,123

The accompanying notes are an integral part of the financial statements.	13
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Keisei Electric Railway Company, Ltd.	8,000	$67,529
Keyence Corp.	1,699	468,909
Kikkoman Corp.	5,000	71,425
Kinden Corp.	3,591	23,284
Kintetsu Corp. (L)	62,000	253,635
Kirin Holdings Company, Ltd.	32,000	376,013
Kobe Steel, Ltd. (I)	105,000	134,074
Koito Manufacturing Company, Ltd.	4,000	58,331
Komatsu, Ltd.	37,200	951,928
Konami Corp.	3,700	83,189
Konica Minolta Holdings, Inc.	20,000	144,089
Kubota Corp.	44,000	505,359
Kuraray Company, Ltd.	13,200	172,821
Kurita Water Industries, Ltd.	4,400	96,672
Kyocera Corp.	5,800	525,951
Kyowa Hakko Kogyo Company, Ltd.	9,473	93,551
Kyushu Electric Power Company, Inc. (I)	16,300	186,071
Lawson, Inc.	2,100	142,744
LIXIL Group Corp.	11,000	244,958
M3, Inc.	37	58,815
Mabuchi Motor Company, Ltd.	800	34,107
Makita Corp.	3,900	181,398
Marubeni Corp.	67,000	480,128
Marui Group Company, Ltd.	7,600	60,813
Maruichi Steel Tube, Ltd.	1,200	27,480
Mazda Motor Corp. (I)	102,000	208,286
McDonald’s Holdings Company, Ltd.	2,600	68,583
Medipal Holdings Corp.	5,490	60,490
MEIJI Holdings Company, Ltd.	2,500	108,357
Miraca Holdings, Inc.	2,300	92,609
Mitsubishi Chemical Holdings Corp.	50,500	251,904
Mitsubishi Corp.	53,600	1,030,284
Mitsubishi Electric Corp.	73,000	621,335
Mitsubishi Estate Company, Ltd.	49,000	1,171,409
Mitsubishi Gas & Chemicals Company, Inc.	14,829	90,859
Mitsubishi Heavy Industries, Ltd.	118,000	570,625
Mitsubishi Logistics Corp.	5,943	85,248
Mitsubishi Materials Corp.	35,000	119,299
Mitsubishi Motors Corp. (I)	170,000	175,725
Mitsubishi Tanabe Pharma Corp.	7,000	91,269
Mitsubishi UFJ Financial Group	489,900	2,636,220
Mitsubishi UFJ Lease &
Finance Company, Ltd.	1,760	75,696
Mitsui & Company, Ltd.	67,300	1,006,827
Mitsui Chemicals, Inc.	25,000	65,300
Mitsui Fudosan Company, Ltd.	32,000	781,795
Mitsui O.S.K. Lines, Ltd.	47,000	140,060
Mizuho Financial Group, Inc.	892,800	1,633,505
MS&AD Insurance Group Holdings	19,600	391,578
Murata Manufacturing Company, Ltd.	8,100	477,728
Nabtesco Corp.	3,900	86,306
Namco Bandai Holdings, Inc.	6,199	80,395
NEC Corp. (I)	95,000	200,038
Nexon Company, Ltd. (I)	4,100	41,382
NGK Insulators, Ltd.	9,000	105,844
NGK Spark Plug Company, Ltd.	5,000	66,447
NHK Spring Company, Ltd.	4,600	37,907
Nidec Corp.	4,400	257,289
Nikon Corp.	13,700	404,473
Nintendo Company, Ltd.	4,000	426,801
Nippon Building Fund, Inc.	24	247,449
Nippon Electric Glass Company, Ltd.	14,000	79,546
Nippon Express Company, Ltd.	30,000	123,911

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Meat Packers, Inc.	5,238	$72,113
Nippon Paper Group, Inc. (L)	3,300	45,874
Nippon Steel Corp. (L)	302,000	742,855
Nippon Telegraph & Telephone Corp.	16,300	684,701
Nippon Yusen KK	55,000	129,441
Nissan Motor Company, Ltd.	95,900	910,230
Nisshin Seifun Group, Inc.	5,000	62,565
Nissin Food Products Company, Ltd.	2,200	83,419
Nitori Holdings Company, Ltd.	1,050	76,868
Nitto Denko Corp.	6,800	334,564
NKSJ Holdings, Inc.	14,300	304,545
NOK Corp.	3,800	58,870
Nomura Holdings, Inc.	141,200	833,684
Nomura Real Estate Holdings, Inc.	4,500	85,847
Nomura Real Estate Office Fund, Inc.	7	40,164
Nomura Research Institute, Ltd.	3,200	66,241
NSK, Ltd.	13,715	97,737
NTT Data Corp.	55	171,962
NTT DOCOMO, Inc.	593	851,636
NTT Urban Development Corp.	22	21,248
Obayashi Corp.	27,000	151,979
Odakyu Electric Railway Company, Ltd. (L)	23,000	239,273
OJI Paper Company, Ltd.	30,000	103,601
Olympus Corp. (I)	9,400	182,446
Omron Corp.	7,100	170,244
Ono Pharmaceutical Company, Ltd.	2,900	147,989
Oracle Corp. Japan	1,500	62,516
Oriental Land Company, Ltd.	1,800	217,510
ORIX Corp.	4,240	478,437
Osaka Gas Company, Ltd.	69,000	250,625
Otsuka Corp.	400	30,264
Otsuka Holdings Company, Ltd.	14,500	407,086
Panasonic Corp.	85,000	516,461
Park24 Company, Ltd.	5,000	78,851
Rakuten, Inc. (I)	27,200	212,125
Resona Holdings, Inc.	71,500	324,168
Ricoh Company, Ltd. (L)	24,000	254,975
Rinnai Corp.	1,200	81,529
Rohm Company, Ltd.	3,800	123,448
Sankyo Company, Ltd.	1,900	75,183
Sanrio Company, Ltd. (L)	1,700	54,099
Santen Pharmaceutical Company, Ltd.	2,800	107,202
SBI Holdings, Inc.	8,013	71,524
Secom Company, Ltd.	8,700	438,475
Sega Sammy Holdings, Inc.	6,900	116,539
Sekisui Chemical Company, Ltd.	17,000	147,222
Sekisui House, Ltd.	20,000	218,921
Seven & I Holdings Company, Ltd.	28,700	807,760
Seven Bank, Ltd.	20,400	53,736
Sharp Corp. (L)	41,000	143,782
Shikoku Electric Power Company, Inc.	6,400	102,069
Shimadzu Corp.	9,000	60,714
Shimamura Company, Ltd.	700	67,790
Shimano, Inc.	2,600	165,782
Shimizu Corp.	20,000	75,217
Shin-Etsu Chemical Company, Ltd.	15,700	958,948
Shinsei Bank, Ltd.	69,000	138,160
Shionogi & Company, Ltd.	12,600	209,888
Shiseido Company, Ltd.	14,200	199,687
Showa Denko KK (L)	45,839	70,091
Showa Shell Sekiyu KK	6,845	38,865
SMC Corp.	2,200	399,110
Softbank Corp.	33,900	1,240,460

The accompanying notes are an integral part of the financial statements.	14
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sojitz Corp.	41,700	$61,688
Sony Corp.	39,100	437,508
Sony Financial Holdings, Inc.	5,800	104,331
Square Enix Company, Ltd.	2,000	25,272
Stanley Electric Company, Ltd.	4,500	64,056
Sumco Corp. (I)	5,200	50,591
Sumitomo Chemical Company, Ltd.	64,000	201,922
Sumitomo Corp.	44,500	570,391
Sumitomo Electric Industries, Ltd.	30,900	357,581
Sumitomo Heavy Industries, Ltd.	20,010	95,571
Sumitomo Metal Mining Company, Ltd.	21,000	296,340
Sumitomo Mitsui Financial Group, Inc.	51,700	1,878,210
Sumitomo Mitsui Trust Holdings, Inc.	117,000	411,074
Sumitomo Realty &
Development Company, Ltd.	14,000	465,182
Sumitomo Rubber Industries, Ltd.	7,100	85,784
Suruga Bank, Ltd.	6,000	73,701
Suzuken Company, Ltd.	2,400	67,633
Suzuki Motor Corp.	13,000	339,843
Sysmex Corp.	2,400	109,959
T&D Holdings, Inc.	23,300	283,981
Taiheiyo Cement Corp.	42,000	115,573
Taisei Corp.	37,000	122,316
Taisho Pharmaceutical Holdings Company, Ltd.	1,200	81,959
Taiyo Nippon Sanso Corp.	9,000	51,413
Takashimaya Company, Ltd.	11,181	79,690
Takeda Pharmaceutical Company, Ltd.	30,100	1,345,157
TDK Corp. (L)	4,900	178,184
Teijin, Ltd.	32,000	78,924
Terumo Corp.	5,900	234,426
The 77th Bank, Ltd.	6,523	26,134
The Bank of Kyoto, Ltd.	13,000	109,376
The Bank of Yokohama, Ltd.	52,000	241,375
The Chiba Bank, Ltd.	31,000	181,370
The Chugoku Bank, Ltd.	6,000	83,758
The Chugoku Electric Power Company, Inc.	12,400	194,455
The Dai-ichi Life Insurance Company, Ltd.	340	478,395
The Gunma Bank, Ltd.	14,000	68,116
The Hachijuni Bank, Ltd.	13,000	65,258
The Hiroshima Bank, Ltd.	24,000	100,559
The Iyo Bank, Ltd.	10,000	78,926
The Japan Steel Works, Ltd.	12,000	77,738
The Joyo Bank, Ltd.	23,000	108,689
The Kansai Electric Power Company, Ltd.	29,800	313,101
The Nishi-Nippon City Bank, Ltd.	17,000	41,879
The Shizuoka Bank, Ltd.	22,000	214,863
THK Company, Ltd.	4,000	71,879
Tobu Railway Company, Ltd.	40,000	211,679
Toho Company, Ltd.	4,567	80,434
Toho Gas Company, Ltd.	14,000	75,151
Tohoku Electric Power Company, Inc. (I)	18,500	172,161
Tokio Marine Holdings, Inc.	27,300	761,178
Tokyo Electric Power Company, Inc. (I)	54,500	130,625
Tokyo Electron, Ltd.	6,700	308,288
Tokyo Gas Company, Ltd.	98,000	448,052
Tokyu Corp.	44,000	247,096
Tokyu Land Corp.	15,000	109,653
TonenGeneral Sekiyu KK	10,000	86,170
Toppan Printing Company, Ltd.	24,000	147,870
Toray Industries, Inc.	58,000	353,671
Toshiba Corp.	155,000	612,902
TOTO, Ltd.	9,000	67,604
Toyo Seikan Kaisha, Ltd.	4,800	64,662

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Toyo Suisan Kaisha, Ltd.	4,000	$106,601
Toyoda Gosei Company, Ltd.	2,466	50,168
Toyota Boshoku Corp.	3,300	38,279
Toyota Industries Corp.	6,100	194,716
Toyota Motor Corp.	106,000	4,947,716
Toyota Tsusho Corp.	7,900	195,051
Trend Micro, Inc. (I)	4,000	120,714
Tsumura & Company, Ltd.	2,500	75,344
Ube Industries, Ltd.	37,000	88,979
Unicharm Corp.	4,300	223,843
Ushio, Inc.	4,200	45,871
USS Company, Ltd.	1,007	104,380
West Japan Railway Company	7,100	279,615
Yahoo Japan Corp.	630	203,911
Yakult Honsha Company, Ltd.	4,143	181,540
Yamada Denki Company, Ltd. (L)	3,340	128,800
Yamaguchi Financial Group, Inc.	7,000	61,846
Yamaha Corp.	4,400	46,600
Yamaha Motor Company, Ltd.	12,400	137,449
Yamato Kogyo Company, Ltd.	800	23,417
Yamato Transport Company, Ltd.	15,700	238,727
Yamazaki Baking Company, Ltd.	4,000	44,548
Yaskawa Electric Corp.	9,000	86,801
Yokogawa Electric Corp.	7,686	83,612
		84,436,598
Jersey, C.I. - 0.1%
Randgold Resources, Ltd.	3,461	341,102
Luxembourg - 0.3%
APERAM	894	13,550
ArcelorMittal	36,758	636,320
Millicom International Cellular SA	2,700	234,674
Reinet Investments SCA (I)	1,493	27,227
SES SA	11,632	336,500
Tenaris SA	20,099	418,984
		1,667,255
Macau - 0.1%
Sands China, Ltd.	96,400	432,446
Wynn Macau, Ltd. (I)	61,415	169,256
		601,702
Malaysia - 0.8%
AirAsia BHD	21,700	19,545
Alliance Financial Group BHD	53,600	77,184
AMMB Holdings BHD	59,087	131,243
Axiata Group BHD	90,800	196,203
Berjaya Sports Toto BHD	11,035	16,095
British American Tobacco Malaysia BHD	4,300	87,287
Bumi Armada BHD	41,700	54,334
CIMB Group Holdings BHD	191,800	479,081
DiGi.Com BHD	110,800	191,822
Felda Global Ventures Holdings BHD	39,000	58,954
Gamuda BHD	62,000	73,919
Genting BHD	72,900	220,130
Genting Malaysia BHD	105,700	123,191
Genting Plantations BHD	15,000	44,282
Hong Leong Bank BHD	20,060	97,159
Hong Leong Financial Group BHD	5,600	24,201
IHH Healthcare BHD (I)	71,800	79,469
IJM Corp. BHD	43,710	71,391
IJM Land BHD	1,395	1,097
IOI Corp. BHD	114,466	190,881
Kuala Lumpur Kepong BHD	17,150	134,924

The accompanying notes are an integral part of the financial statements.	15
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Lafarge Malayan Cement BHD	9,360	$29,557
Malayan Banking BHD	164,067	493,670
Malaysia Airports Holdings BHD	33,100	56,461
Malaysia Marine And Heavy Engineering
Holdings BHD	32,900	47,677
Maxis BHD	80,200	174,721
MISC BHD (I)	26,280	37,042
MMC Corp. BHD	53,600	46,139
Parkson Holdings BHD	20,197	34,481
Petronas Chemicals Group BHD	99,800	208,710
Petronas Dagangan BHD	12,200	93,408
Petronas Gas BHD	21,200	135,493
PPB Group BHD	17,700	67,222
Public Bank BHD	23,226	123,715
Public Bank BHD	21,000	112,107
RHB Capital BHD	23,140	58,253
Sapurakencana Petroleum BHD (I)	80,300	83,078
Sime Darby BHD	96,401	300,423
Telekom Malaysia BHD	40,000	79,062
Tenaga Nasional BHD	97,450	221,102
UEM Land Holdings BHD (I)	36,187	25,028
UMW Holdings BHD	25,500	99,682
YTL Corp. BHD	166,792	103,798
YTL Power International BHD	82,365	42,126
		5,045,347
Mexico - 1.3%
Alfa SAB de CV, Class A	115,380	245,286
America Movil SAB de CV, Series L	1,505,632	1,734,360
Arca Continental SAB de CV	7,500	55,834
Cemex SAB de CV (I)	402,211	396,103
Coca-Cola Femsa SAB de CV, Series L	15,312	227,649
Compartamos SAB de CV	28,000	40,008
Controladora Comercial Mexicana SAB de CV	20,600	72,129
El Puerto de Liverpool SAB de CV	4,600	48,671
Fomento Economico Mexicano SAB de CV	74,920	750,226
Fresnillo PLC	7,504	232,840
Grupo Aeroportuario del Pacifico SAB
de CV, Series B	18,400	105,094
Grupo Aeroportuario del Sureste SAB
de CV, Class B	9,800	111,440
Grupo Bimbo SAB de CV	63,384	164,120
Grupo Carso SAB de CV, Series A1	27,077	133,078
Grupo Financiero Banorte SAB de CV, Series O	63,862	412,381
Grupo Financiero Inbursa SAB de CV, Series O	64,238	194,707
Grupo Financiero Santander Mexico
Sab De CV	65,000	209,286
Grupo Mexico SAB de CV, Series B	156,766	565,514
Grupo Modelo SAB de CV	24,025	215,506
Grupo Televisa SA	101,026	533,645
Industrias CH SAB de CV, Series B (I)	9,500	71,664
Industrias Penoles SAB de CV	4,883	246,301
Kimberly-Clark de Mexico SAB de CV	56,178	144,288
Mexichem SAB de CV	31,640	175,771
Minera Frisco SAB de CV, Class A1 (I)	27,077	114,162
Wal-Mart de Mexico SAB de CV	199,088	649,647
		7,849,710
Netherlands - 3.1%
Aegon NV	69,292	441,585
Akzo Nobel NV	9,017	595,005
ASML Holding NV	12,384	801,736
Corio NV	2,612	118,828
Delta Lloyd NV	4,209	70,048

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Fugro NV	2,691	$157,640
Gemalto NV	2,994	271,065
Heineken Holding NV	4,171	228,474
Heineken NV	8,722	581,783
ING Groep NV (I)	144,739	1,384,095
Koninklijke Ahold NV	43,694	580,375
Koninklijke Boskalis Westinster NV	2,389	108,913
Koninklijke DSM NV	6,015	362,309
Koninklijke KPN NV	38,133	188,576
Koninklijke Philips Electronics NV	39,744	1,066,264
Koninklijke Vopak NV	2,830	199,542
QIAGEN NV (I)	9,116	165,333
Randstad Holdings NV	4,408	162,717
Reed Elsevier NV	27,065	400,995
Royal Dutch Shell PLC, B Shares	100,409	3,553,710
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	143,448	5,068,667
TNT Express NV	12,020	135,970
Unilever NV (L)	63,045	2,378,925
Wolters Kluwer NV	11,636	240,609
Ziggo NV	4,475	144,627
		19,407,791
New Zealand - 0.1%
Auckland International Airport, Ltd.	26,045	57,595
Contact Energy, Ltd. (I)	8,664	37,396
Fletcher Building, Ltd.	32,368	226,492
SKYCITY Entertainment Group, Ltd.	17,594	55,244
Telecom Corp. of New Zealand, Ltd. (L)	34,738	65,694
		442,421
Norway - 0.6%
Aker Solutions ASA	7,375	151,763
DNB ASA	40,576	517,219
Gjensidige Forsikring ASA	4,167	59,969
Kvaerner ASA	3,694	10,819
Norsk Hydro ASA	44,388	226,128
Orkla ASA	33,366	292,113
Seadrill, Ltd.	13,637	502,581
Statoil ASA	42,623	1,069,585
Telenor ASA	26,823	544,955
Yara International ASA	6,981	346,511
		3,721,643
Peru - 0.1%
Compania de Minas Buenaventura SA	3,633	130,945
Compania de Minas Buenaventura SA, ADR	2,231	80,204
Credicorp SA	1,334	194,764
Southern Peru Copper Corp.	3,008	113,853
		519,766
Philippines - 0.2%
Ayala Corp.	7,160	90,077
Ayala Land, Inc.	253,800	163,987
Bank of the Philippine Islands	27,067	62,765
BDO Unibank, Inc. (I)	24,194	42,983
Energy Development Corp.	244,436	40,226
Filinvest Land, Inc.	211,491	7,685
Globe Telecom, Inc.	970	25,862
Jollibee Foods Corp.	18,900	47,154
Metropolitan Bank & Trust Company	30,818	76,809
Philippine Long Distance Telephone Company	2,340	144,471
SM Investments Corp.	8,108	174,275

The accompanying notes are an integral part of the financial statements.	16
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Philippines (continued)
SM Prime Holdings, Ltd.	241,744	$97,351
		973,645
Poland - 0.3%
Asseco Poland SA	2,172	31,736
Bank Handlowy w Warszawie SA	1,164	37,148
Bank Millennium SA (I)	12,341	17,683
Bank Pekao SA	4,208	229,569
Boryszew SA (I)	23,796	4,799
BRE Bank SA (I)	525	55,630
Cyfrowy Polsat SA (I)	6,360	33,845
Enea SA	3,933	20,117
Eurocash SA	2,447	34,456
Firma Oponiarska Debica SA	64	1,253
Grupa Lotos SA (I)	2,314	31,000
Jastrzebska Spolka Weglowa SA	1,255	37,773
KGHM Polska Miedz SA	4,989	310,178
PGE SA	26,654	157,152
Polski Koncern Naftowy Orlen SA (I)	11,432	184,759
Polskie Gornictwo
Naftowe i Gazownictwo SA (I)	63,078	107,343
Powszechna Kasa Oszczednosci
Bank Polski SA	26,728	322,411
Powszechny Zaklad Ubezpieczen SA	2,000	283,998
Sygnity SA (I)	207	966
Synthos SA	14,988	26,428
Tauron Polska Energia SA	37,474	57,584
Telekomunikacja Polska SA	26,179	103,702
		2,089,530
Portugal - 0.1%
Banco Espirito Santo SA (I)(L)	60,988	73,624
EDP - Energias de Portugal SA	84,624	254,370
Galp Energia SGPS SA	7,057	109,631
Jeronimo Martins SGPS SA	7,332	141,483
Portugal Telecom SGPS SA	27,409	137,107
		716,215
Russia - 1.5%
Federal Grid Company Unified Energy System
JSC, GDR (I)(S)	1,087	3,577
Gazprom OAO, (London Exchange), ADR	3,680	35,287
Gazprom OAO, ADR (L)	251,662	2,448,671
LUKOIL OAO, ADR	29,756	2,008,530
Mechel, ADR (L)	5,229	36,237
MMC Norilsk Nickel OJSC, ADR (L)	39,185	722,180
Mobile TeleSystems OJSC, ADR (L)	20,264	377,924
NovaTek OAO, GDR	3,606	434,397
Novolipetsk Steel OJSC, GDR	2,424	49,086
Pharmstandard OJSC, GDR (I)	1,320	22,136
Rosneft OAO, GDR (I)	38,621	348,719
Rosneft OAO, GDR (I)	30,000	267,300
Sberbank of Russia, ADR	34,900	423,759
Sberbank of Russia, ADR	40,000	502,400
Severstal OAO, GDR	4,250	51,723
Sistema JSFC, GDR	3,202	64,877
Surgutneftegas OAO, ADR (L)	34,280	309,206
Surgutneftegas OAO, Class B, ADR	38,814	257,725
Tatneft OAO, ADR	14,389	626,929
Uralkali OSJC, GDR	6,000	229,260
VTB Bank OJSC, GDR (L)	50,760	177,205
		9,397,128
Singapore - 1.2%
Ascendas Real Estate Investment Trust	56,864	111,402

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
CapitaLand, Ltd.	115,999	$355,862
CapitaMall Trust	90,402	158,405
CapitaMalls Asia, Ltd.	31,000	49,864
City Developments, Ltd.	23,000	245,329
ComfortDelGro Corp., Ltd.	97,000	142,167
DBS Group Holdings, Ltd.	71,035	869,563
Fraser and Neave, Ltd.	40,100	319,165
Genting Singapore PLC	226,200	258,825
Golden Agri-Resources, Ltd.	284,496	153,155
Hutchison Port Holdings Trust	215,400	171,489
Jardine Cycle and Carriage, Ltd.	4,547	180,909
K-Green Trust	6,562	5,543
Keppel Corp., Ltd.	56,969	517,648
Keppel Land, Ltd.	35,510	118,694
Olam International, Ltd. (L)	59,316	76,074
Oversea-Chinese Banking Corp., Ltd.	101,145	813,777
SembCorp Industries, Ltd.	38,019	165,657
SembCorp Marine, Ltd.	36,999	140,857
Singapore Airlines, Ltd.	23,140	204,648
Singapore Exchange, Ltd.	37,000	214,503
Singapore Press Holdings, Ltd.	59,500	196,856
Singapore Technologies Engineering, Ltd.	73,000	230,430
Singapore Telecommunications, Ltd.	303,840	826,310
StarHub, Ltd.	21,000	65,574
Suntec Real Estate Investment Trust	191	263
United Overseas Bank, Ltd.	50,361	824,834
UOL Group, Ltd.	24,099	118,958
Wilmar International, Ltd.	72,000	198,994
		7,735,755
South Africa - 1.8%
ABSA Group, Ltd.	12,071	235,353
African Bank Investments, Ltd.	28,012	107,710
African Rainbow Minerals, Ltd.	5,606	128,100
Anglo American Platinum, Ltd.	2,632	139,705
AngloGold Ashanti, Ltd.	14,430	450,847
ArcelorMittal South Africa, Ltd. (I)	5,939	25,598
Aspen Pharmacare Holdings, Ltd. (I)	8,659	173,055
Assore, Ltd.	664	32,055
Aveng, Ltd.	16,957	61,353
Bidvest Group, Ltd.	11,166	285,664
Discovery Holdings, Ltd.	15,181	111,748
Exxaro Resources, Ltd.	4,891	100,118
FirstRand, Ltd.	118,126	436,796
Gold Fields, Ltd.	29,492	366,027
Growthpoint Properties, Ltd.	59,976	173,362
Harmony Gold Mining Company, Ltd.	16,381	145,076
Hulamin, Ltd. (I)	156	60
Impala Platinum Holdings, Ltd.	22,733	459,012
Imperial Holdings, Ltd.	6,917	164,103
Investec, Ltd.	7,953	55,556
Kumba Iron Ore, Ltd.	3,135	214,236
Liberty Holdings, Ltd.	4,754	62,421
Massmart Holdings, Ltd.	4,351	98,335
MMI Holdings, Ltd.	19,936	52,288
Mr. Price Group, Ltd.	8,969	149,829
MTN Group, Ltd.	63,985	1,344,870
Naspers, Ltd.	14,605	938,413
Nedbank Group, Ltd.	9,463	211,619
Netcare, Ltd.	36,217	83,940
Northam Platinum, Ltd.	9,557	43,180
Pick’n Pay Stores, Ltd.	7,147	37,773
PPC, Ltd.	27,421	110,894
Redefine Income Fund, Ltd.	113,653	125,960

The accompanying notes are an integral part of the financial statements.	17
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Remgro, Ltd.	18,654	$350,893
Reunert, Ltd.	6,898	63,290
RMB Holdings, Ltd.	31,391	152,352
RMI Holdings	31,391	77,622
Sanlam, Ltd.	64,030	342,535
Sappi, Ltd. (I)	26,810	98,892
Sasol, Ltd.	20,803	903,157
Shoprite Holdings, Ltd.	16,492	400,829
Standard Bank Group, Ltd.	44,958	636,149
Steinhoff International Holdings, Ltd. (I)	51,950	169,788
Super Group, Ltd. (I)	290	582
The Foschini Group, Ltd.	6,632	110,440
Tiger Brands, Ltd.	6,286	242,046
Trans Hex Group, Ltd. (I)	1,091	402
Truworths International, Ltd.	18,481	239,575
Vodacom Group, Ltd.	16,692	247,078
Woolworths Holdings, Ltd.	26,688	224,158
		11,384,844
South Korea - 3.5%
Amorepacific Corp.	127	144,383
AMOREPACIFIC Group	129	56,463
BS Financial Group, Inc.	7,467	92,776
Celltrion, Inc. (I)(L)	4,952	120,920
Cheil Industries, Inc.	1,865	165,047
CJ CheilJedang Corp.	326	108,280
CJ Corp.	651	72,638
Coway Company, Ltd. (I)	1,930	78,736
Daelim Industrial Company, Ltd.	1,199	98,500
Daewoo Engineering &
Construction Company, Ltd. (I)	6,620	61,851
Daewoo International Corp.	1,626	60,588
Daewoo Securities Company, Ltd.	7,159	81,206
Daewoo Shipbuilding & Marine
Engineering Company, Ltd.	4,040	103,653
DGB Financial Group, Inc.	3,940	53,759
Dongbu Insurance Company, Ltd.	1,810	77,918
Doosan Corp.	370	44,891
Doosan Heavy Industries and
Construction Company, Ltd.	2,030	86,092
Doosan Infracore Company, Ltd. (I)	4,470	71,579
E-Mart Company, Ltd.	817	181,793
GS Engineering & Construction Corp.	1,110	60,056
GS Holdings Corp.	2,038	138,017
Hana Financial Group, Inc.	8,840	288,993
Hankook Tire Company, Ltd. (I)	3,008	132,925
Hanwha Chemical Corp.	2,217	38,308
Hanwha Corp.	2,040	65,622
Hanwha Life Insurance Company, Ltd.	8,120	59,023
Hitejinro Holdings Company, Ltd.	200	3,064
Hyosung Corp.	1,033	71,637
Hyundai Department Store Company, Ltd.	654	97,446
Hyundai Development Company	1,140	23,259
Hyundai Engineering &
Construction Company, Ltd.	2,649	174,498
Hyundai Glovis Company, Ltd.	539	112,180
Hyundai Heavy Industries Company, Ltd.	1,587	362,110
Hyundai Hysco Company, Ltd.	1,490	63,657
Hyundai Marine & Fire
Insurance Company, Ltd.	2,650	82,727
Hyundai Merchant Marine Company, Ltd. (I)	2,180	48,284
Hyundai Mipo Dockyard	513	61,593
Hyundai Mobis	2,535	687,560
Hyundai Motor Company	5,686	1,170,325

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Hyundai Securities Company, Ltd.	2,435	$20,650
Hyundai Steel Company	2,195	181,420
Hyundai Wia Corp.	644	104,959
Industrial Bank of Korea	7,080	78,861
Kangwon Land, Inc.	4,000	109,828
KB Financial Group, Inc.	10,980	391,771
KB Financial Group, Inc., ADR (I)	2,772	99,515
KCC Corp.	196	54,603
Kia Motors Corp.	9,843	523,758
Korea Aerospace Industries, Ltd.	1,710	41,664
Korea Electric Power Corp. (I)	7,710	219,967
Korea Electric Power Corp., ADR (I)(L)	4,277	59,750
Korea Exchange Bank (I)	11,150	79,776
Korea Gas Corp.	1,000	70,566
Korea Investment Holdings Company, Ltd.	1,760	70,578
Korea Zinc Company, Ltd.	339	129,214
Korean Air Lines Company, Ltd. (I)	1,139	48,411
Korean Reinsurance Company, Ltd.	15	161
KT Corp.	2,633	87,537
KT Corp., ADR (I)	1,663	27,839
KT&G Corp.	4,163	315,709
Kumho Industrial Company, Ltd. (I)	120	175
Kumho Petrochemical Company, Ltd.	614	75,647
LG Chem, Ltd.	1,735	539,407
LG Corp.	3,654	223,961
LG Display Company, Ltd. (I)	7,650	221,096
LG Display Company, Ltd., ADR (I)(L)	2,417	34,998
LG Electronics, Inc.	4,051	279,883
LG Household & Health Care, Ltd.	362	222,742
LG Innotek Company, Ltd. (I)	210	16,244
LG Uplus Corp.	10,232	74,712
Lotte Chemical Corp.	737	170,828
Lotte Confectionery Company, Ltd.	35	53,468
Lotte Shopping Company, Ltd.	410	144,787
LS Cable, Ltd.	793	70,262
LS Industrial Systems Company, Ltd.	735	46,269
Mando Corp.	567	68,455
Mirae Asset Securities Company, Ltd.	875	29,281
NCSoft Corp.	632	89,510
Neo Holdings Company, Ltd. (I)	370	0
NHN Corp.	1,544	329,224
OCI Company, Ltd.	650	101,146
Orion Corp.	143	147,060
POSCO	2,426	793,227
S-Oil Corp.	1,778	174,055
S1 Corp.	810	53,002
Samsung C&T Corp.	4,787	281,880
Samsung Card Company, Ltd.	1,490	50,841
Samsung Electro-Mechanics Company, Ltd.	2,318	216,096
Samsung Electronics Company, Ltd.	4,040	5,782,150
Samsung Engineering Company, Ltd.	1,181	184,052
Samsung Fire & Marine
Insurance Company, Ltd.	1,357	276,653
Samsung Heavy Industries Company, Ltd.	6,270	228,171
Samsung Life Insurance Company, Ltd.	2,331	206,068
Samsung SDI Company, Ltd.	1,333	188,453
Samsung Securities Company, Ltd.	2,498	125,637
Samsung Techwin Company, Ltd.	1,577	88,378
Shinhan Financial Group
Company, Ltd., ADR (I)	350	12,824
Shinhan Financial Group Company, Ltd.	15,585	566,891
Shinsegae Company, Ltd.	318	65,107
SK C&C Company, Ltd.	964	93,246

The accompanying notes are an integral part of the financial statements.	18
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
SK Holdings Company, Ltd.	1,019	$170,782
SK Hynix, Inc. (I)	19,510	473,334
SK Innovation Company, Ltd.	2,274	373,064
SK Networks Company, Ltd.	3,090	24,518
SK Telecom Company, Ltd.	470	66,995
SK Telecom Company, Ltd., ADR (L)	4,155	65,774
Woori Finance Holdings Company, Ltd.	14,510	161,141
Woori Investment & Securities Company, Ltd.	3,944	44,144
Yuhan Corp.	350	56,588
		21,981,120
Spain - 2.0%
Abertis Infraestructuras SA	13,762	229,352
Acciona SA	1,036	78,562
ACS Actividades de Construccion
y Servicios SA	6,186	158,312
Amadeus IT Holding SA, A Shares	12,738	319,651
Banco Bilbao Vizcaya Argentaria SA	209,044	1,919,096
Banco de Sabadell SA (I)	113,844	301,657
Banco de Valencia SA (I)	149	13
Banco Popular Espanol SA	167,020	128,711
Banco Santander SA	394,275	3,179,073
Bankia SA (I)(L)	34,046	17,402
CaixaBank	757	2,634
CaixaBank (L)	34,051	119,041
Distribuidora Internacional de Alimentacion SA	23,600	151,645
Enagas SA	6,236	133,445
Ferrovial SA	14,499	213,775
Gas Natural SDG SA	14,483	264,834
Grifols SA (I)	4,281	150,620
Grifols SA, B Shares (I)	427	10,884
Iberdrola SA (L)	153,163	854,096
Inditex SA	8,254	1,156,368
Mapfre SA	30,375	93,751
Red Electrica Corp. SA (L)	4,146	204,844
Repsol SA	32,722	672,001
Telefonica SA	158,395	2,150,804
Zardoya Otis SA	5,301	76,406
Zeltia SA (I)	175	288
		12,587,265
Sweden - 2.1%
Alfa Laval AB	13,367	280,182
Assa Abloy AB, Series B	13,254	499,086
Atlas Copco AB, Series A	25,624	709,352
Atlas Copco AB, Series B	13,732	336,901
Boliden AB	10,826	205,771
CDON Group AB (I)	1,132	6,971
Electrolux AB	9,396	246,773
Elekta AB, Series B	15,376	242,475
Getinge AB, B Shares	6,512	220,601
Hennes & Mauritz AB, B Shares	35,889	1,247,119
Hexagon AB	9,601	241,345
Husqvarna AB, B Shares	18,793	113,918
Industrivarden AB, C Shares (I)	2,860	47,564
Investment AB Kinnevik	7,421	155,064
Investor AB, B Shares	16,147	423,508
Lundin Petroleum AB (I)	8,518	196,544
Nordea Bank AB	100,775	965,142
Ratos AB	7,211	69,459
Sandvik AB	40,462	650,327
Scania AB, Series B	10,652	221,541
Securitas AB, Series B	14,347	126,027
Skandinaviska Enskilda Banken AB, Series A	56,007	477,604

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Skanska AB, Series B	14,150	$232,808
SKF AB, B Shares	15,548	393,435
Svenska Cellulosa AB, B Shares	22,959	502,588
Svenska Handelsbanken AB, Class A	18,485	662,317
Swedbank AB, Class A	32,393	637,442
Swedish Match AB	8,709	293,326
Tele2 AB, B Shares	12,690	230,150
Telefonaktiebolaget LM Ericsson, B Shares	116,154	1,168,308
TeliaSonera AB	82,426	561,445
Volvo AB, Series B	52,551	724,662
		13,089,755
Switzerland - 6.3%
ABB, Ltd. (I)	83,395	1,731,606
Actelion, Ltd. (I)	4,318	207,410
Adecco SA (I)	5,213	276,319
Aryzta AG (I)	3,464	177,731
Baloise Holding AG	1,820	158,829
Banque Cantonale Vaudoise	114	60,518
Barry Callebaut AG (I)	69	66,628
Cie Financiere Richemont SA	20,075	1,605,267
Credit Suisse Group AG (I)	48,428	1,215,123
EMS-Chemie Holding AG	400	94,343
Geberit AG (I)	1,444	319,670
Givaudan AG (I)	319	338,196
Glencore International PLC (L)	143,895	838,576
Holcim, Ltd. (I)	9,427	694,327
Julius Baer Group, Ltd. (I)	8,521	306,574
Kuehne & Nagel International AG	2,068	251,677
Lindt & Spruengli AG - PC (I)	35	114,152
Lindt & Spruengli AG - REG (I)	4	150,951
Lonza Group AG (I)	1,931	104,443
Nestle SA	123,812	8,069,337
Novartis AG	87,611	5,546,785
Pargesa Holding SA	960	66,433
Partners Group Holding AG	751	173,460
Roche Holdings AG	26,722	5,443,937
Schindler Holding AG,
Participation Certificates	1,821	263,027
Schindler Holding AG, Registered Shares	764	108,283
SGS SA	206	457,618
Sika AG	91	210,904
Sonova Holding AG (I)	1,882	208,501
STMicroelectronics NV	24,208	176,501
Sulzer AG	981	155,467
Swiss Life Holding (I)	1,158	154,551
Swiss Prime Site AG (I)	2,297	192,196
Swiss Re, Ltd. (I)	13,654	996,527
Swisscom AG	890	383,850
Syngenta AG	3,571	1,440,481
The Swatch Group AG	1,748	152,662
The Swatch Group AG, BR Shares	1,160	596,976
Transocean, Ltd.	14,101	630,054
UBS AG (I)	138,236	2,173,923
Wolseley PLC	10,619	504,733
Xstrata PLC (I)	79,400	1,412,214
Zurich Insurance Group AG (I)	5,672	1,516,645
		39,747,405
Taiwan - 1.9%
Acer, Inc. (I)	53,424	46,603
Advanced Semiconductor Engineering, Inc.	215,933	187,366
Advantech Company, Ltd.	1,811	7,655
Asia Cement Corp.	35,433	45,742

The accompanying notes are an integral part of the financial statements.	19
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Asia Optical Company, Inc. (I)	79	$74
Asustek Computer, Inc.	24,952	281,752
AU Optronics Corp. (I)	163,827	74,115
Catcher Technology Company, Ltd.	8,184	40,960
Cathay Financial Holdings Company, Ltd.	262,335	285,013
Chang Hwa Commercial Bank	79,308	43,738
Cheng Shin Rubber Industry Company, Ltd.	67,548	175,844
Cheng Uei Precision Industry Company, Ltd.	6,949	15,085
China Airlines, Ltd. (I)	26,874	11,120
China Development
Financial Holdings Corp. (I)	213,153	56,726
China Motor Corp.	65	62
China Steel Corp.	425,538	401,722
Chinatrust Financial Holding Company, Ltd.	459,988	272,717
Chunghwa Telecom Company, Ltd.	141,148	459,287
Compal Communications, Inc. (I)	512	576
Compal Electronics, Inc.	79,764	53,972
D-Link Corp.	361	229
Delta Electronics, Inc.	67,331	248,438
E.Sun Financial Holding Company, Ltd.	50,143	28,153
Epistar Corp.	10,064	18,395
Eternal Chemical Company, Ltd.	4,064	3,530
Eva Airways Corp. (I)	23,623	13,845
Evergreen Marine Corp., Ltd. (I)	8,799	5,274
Far Eastern Department Stores Company, Ltd.	19,552	20,354
Far Eastern New Century Corp.	61,134	70,229
Far EasTone
Telecommunications Company, Ltd.	69,159	176,705
First Financial Holding Company, Ltd.	108,731	66,521
Formosa Chemicals & Fibre Corp.	115,740	300,006
Formosa Petrochemical Corp.	24,720	73,462
Formosa Plastics Corp.	148,160	402,629
Formosa Taffeta Company, Ltd.	5,000	4,834
Foxconn Technology Company, Ltd.	13,795	43,440
Fubon Financial Holding Company, Ltd.	211,112	256,250
Hon Hai Precision Industry Company, Ltd.	371,382	1,144,856
HTC Corp.	26,997	280,181
Hua Nan Financial Holdings Company, Ltd.	74,724	43,351
Innolux Corp. (I)	93,794	50,813
Inotera Memories, Inc. (I)	428	57
Inventec Corp.	25,899	9,932
Kinsus Interconnect Technology Corp.	1,035	3,258
Largan Precision Company, Ltd.	1,143	30,993
Lite-On Technology Corp.	38,846	51,710
Macronix International	49,487	14,858
MediaTek, Inc.	42,340	473,624
Mega Financial Holding Company, Ltd.	331,661	259,255
Mitac International Corp.	2,814	1,013
Mosel Vitelic, Inc. (I)	236	58
Nan Ya Plastics Corp.	175,240	339,362
Novatek Microelectronics Corp., Ltd.	7,361	30,225
Pan-International Industrial (I)	324	303
Pegatron Corp. (I)	32,989	42,921
Pou Chen Corp.	36,641	38,595
Powertech Technology, Inc.	13,149	21,578
President Chain Store Corp.	7,496	40,206
Quanta Computer, Inc.	92,771	219,314
Realtek Semiconductor Corp.	5,940	12,561
Richtek Technology Corp.	2,425	14,219
Shin Kong Financial Holding Company, Ltd. (I)	95,063	26,933
Siliconware Precision Industries Company	54,855	58,709
SinoPac Financial Holdings Company, Ltd.	104,368	44,999
Synnex Technology International Corp.	23,741	44,111

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Taishin Financial Holdings Company, Ltd.	69,974	$27,864
Taiwan Cement Corp.	60,781	81,569
Taiwan Cooperative Financial Holding	49,514	27,968
Taiwan Fertilizer Company, Ltd.	13,000	34,550
Taiwan Glass Industrial Corp.	11,254	11,691
Taiwan Mobile Company, Ltd.	62,257	230,027
Taiwan Semiconductor
Manufacturing Company, Ltd.	914,227	3,059,838
Teco Electric & Machinery Company, Ltd.	16,000	12,293
TPK Holding Company, Ltd.	8,000	142,889
Transcend Information, Inc.	6,608	18,454
Tripod Technology Corp.	4,110	8,871
Tung Ho Steel Enterprise Corp.	8,132	8,346
U-Ming Marine Transport Corp.	5,000	8,024
Uni-President Enterprises Corp.	153,600	282,545
Unimicron Technology Corp.	20,604	21,971
United Microelectronics Corp.	258,313	104,500
Wafer Works Corp.	142	72
Walsin Lihwa Corp. (I)	28,000	9,601
Wan Hai Lines, Ltd. (I)	5,512	3,197
Wistron Corp.	35,352	36,834
Ya Hsin Industrial Company, Ltd. (I)	36,000	0
Yang Ming Marine Transport Corp. (I)	3,348	1,611
Yuanta Financial Holdings Company, Ltd.	179,932	93,103
Yulon Motor Company, Ltd.	17,510	33,704
Zinwell Corp.	904	776
		11,750,716
Thailand - 0.5%
Advanced Info Service PCL	39,800	271,925
Bangkok Bank PCL	15,300	98,217
Bangkok Bank PCL, Foreign Shares	28,900	198,016
Bangkok Expressway PCL (I)	4,000	4,544
Bank of Ayudhya PCL	72,000	77,018
Banpu PCL	5,500	74,077
BEC World PCL	29,819	69,210
Charoen Pokphand Foods PCL	108,000	119,157
CP ALL PCL	173,500	260,902
Electricity Generating PCL, Foreign Shares	800	3,949
Glow Energy PCL	13,200	33,442
IRPC PCL	312,600	42,102
Kasikornbank PCL, Foreign Shares	61,800	392,378
Krung Thai Bank PCL	164,375	105,320
PTT Exploration & Production PCL	60,147	322,462
PTT Global Chemical PCL	65,273	149,366
PTT PCL, Foreign Shares	34,300	372,265
Siam Cement PCL, Foreign Shares	11,300	173,863
Siam Commercial Bank PCL	57,248	339,670
Thai Oil PCL	28,800	63,550
		3,171,433
Turkey - 0.4%
Adana Cimento Sanayii TAS, Class A	685	1,453
Akbank TAS	67,697	334,734
Akcansa Cimento AS	635	3,684
Aksigorta AS	3,270	4,004
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	117,143
Arcelik AS	6,139	40,410
Asya Katilim Bankasi AS (I)	1,627	2,025
BIM Birlesik Magazalar AS	4,107	201,182
Coca-Cola Icecek AS	2,884	59,925
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	17,803	31,223
Enka Insaat ve Sanayi AS	19,622	58,402

The accompanying notes are an integral part of the financial statements.	20
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	26,650	$36,711
HACI Omer Sabanci Holding AS	31,762	175,563
Is Gayrimenkul Yatirim Ortakligi AS	3,602	3,033
KOC Holdings AS	25,423	132,263
Koza Altin Isletmeleri AS	1,847	44,604
TAV Havalimanlari Holding AS	4,656	23,844
Tupras Turkiye Petrol Rafinerileri AS	4,998	144,595
Turk Hava Yollari (I)	22,058	77,618
Turk Telekomunikasyon AS	22,064	85,719
Turkcell Iletisim Hizmetleri AS (I)	29,771	192,618
Turkiye Garanti Bankasi AS	86,216	448,534
Turkiye Halk Bankasi AS	12,567	123,706
Turkiye Is Bankasi, Class C	60,572	210,533
Turkiye Vakiflar Bankasi Tao, Class D	22,351	57,955
Yapi ve Kredi Bankasi AS (I)	35,813	104,695
		2,716,176
Ukraine - 0.0%
Kernel Holding SA (I)	1,846	40,030
United Kingdom - 13.0%
3i Group PLC	36,258	126,750
Aberdeen Asset Management PLC	32,456	192,460
Admiral Group PLC	8,824	168,970
Aggreko PLC	10,324	296,076
AMEC PLC	13,168	215,440
Anglo American PLC	52,535	1,676,997
Antofagasta PLC	15,103	335,601
ARM Holdings PLC	51,898	663,616
Associated British Foods PLC	13,331	339,327
AstraZeneca PLC	47,762	2,257,966
Aviva PLC	108,972	657,842
Babcock International Group PLC	14,731	228,607
BAE Systems PLC	121,783	669,073
Balfour Beatty PLC	30,906	138,114
Barclays PLC	443,011	1,913,091
BG Group PLC	130,209	2,183,379
BHP Billiton PLC	80,927	2,843,734
BP PLC, ADR	725,507	5,026,865
British American Tobacco PLC	74,157	3,757,537
British Land Company PLC	32,395	301,169
British Sky Broadcasting Group PLC	42,555	531,593
BT Group PLC	304,155	1,146,511
Bunzl PLC	13,875	226,548
Burberry Group PLC	16,791	343,788
Capita PLC	24,608	304,711
Capital Shopping Centres Group PLC	20,310	114,274
Carnival PLC	7,468	288,687
Centrica PLC	201,036	1,092,107
Cobham PLC	45,465	165,346
Compass Group PLC	72,462	856,991
Croda International PLC	5,115	198,167
Diageo PLC	95,806	2,789,154
Enquest PLC (I)	3,012	5,951
Eurasian Natural Resources Corp. PLC	9,172	44,127
Evraz PLC	12,663	55,893
G4S PLC	58,577	244,598
GKN PLC	59,980	223,800
GlaxoSmithKline PLC	189,684	4,118,340
Hammerson PLC	26,287	211,798
Hargreaves Lansdown PLC	8,843	98,265
HSBC Holdings PLC	696,765	7,369,564
ICAP PLC	23,327	119,341
IMI PLC	12,138	215,884

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Imperial Tobacco Group PLC	38,109	$1,471,573
Inmarsat PLC	19,227	185,601
Intercontinental Hotels Group PLC	10,577	297,443
International Consolidated
Airlines Group SA (I)	42,245	124,850
International Personal Finance PLC	84	504
Intertek Group PLC	6,301	317,986
Invensys PLC	34,926	189,754
Investec PLC	23,790	162,034
ITV PLC	141,502	242,751
J Sainsbury PLC	44,909	252,677
Johnson Matthey PLC	7,518	288,731
Kazakhmys PLC	8,303	109,182
Kingfisher PLC	91,500	422,628
Land Securities Group PLC	30,644	414,301
Legal & General Group PLC	222,663	537,556
Lloyds Banking Group PLC (I)	1,628,050	1,304,520
London Stock Exchange Group PLC	6,223	108,699
Marks & Spencer Group PLC	60,423	376,719
Meggitt PLC (I)	28,808	179,584
Melrose Industries PLC	51,335	191,248
National Grid PLC	139,903	1,602,509
Next PLC	6,453	398,284
Old Mutual PLC	187,810	557,852
Pearson PLC	31,278	611,464
Petrofac, Ltd.	10,236	277,322
Prudential PLC	97,134	1,355,338
Reckitt Benckiser Group PLC	25,017	1,567,158
Reed Elsevier PLC	47,073	494,262
Rexam PLC	36,265	254,839
Rio Tinto PLC	51,262	2,987,162
Rolls-Royce Holdings PLC (I)	71,888	1,035,781
Royal Bank of Scotland Group PLC (I)	84,048	452,672
RSA Insurance Group PLC	134,083	270,621
SABMiller PLC	36,390	1,712,808
Schroders PLC	5,056	142,047
Segro PLC	33,442	137,125
Serco Group PLC	19,001	163,582
Severn Trent PLC	8,842	226,535
Smith & Nephew PLC	35,695	395,023
Smiths Group PLC	15,034	295,917
SSE PLC	35,919	830,127
Standard Chartered PLC	91,216	2,312,204
Standard Life PLC	87,828	469,118
Tate & Lyle PLC	18,516	229,604
Tesco PLC	310,563	1,706,021
The Sage Group PLC	49,837	238,750
The Weir Group PLC	8,453	262,377
TUI Travel PLC	21,522	100,157
Tullow Oil PLC	34,473	702,020
Unilever PLC	49,670	1,885,365
United Utilities Group PLC	26,610	291,998
Vedanta Resources PLC (L)	4,922	96,199
Vodafone Group PLC	1,874,149	4,713,234
Whitbread PLC	7,297	290,907
WM Morrison Supermarkets PLC	92,199	394,349
		81,397,124
United States - 0.1%
Brookfield Office Properties, Inc.	11,124	189,668
Catamaran Corp. (I)	8,200	385,640
Sims Metal Management, Ltd.	5,577	54,374

The accompanying notes are an integral part of the financial statements.	21
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Southern Copper Corp.	266	$10,080
		639,762
TOTAL COMMON STOCKS (Cost $505,479,378)	$ 599,092,292

PREFERRED SECURITIES - 2.0%
Brazil - 1.4%
AES Tiete SA	4,500	52,019
Banco Bradesco SA	68,735	1,197,101
Banco do Estado do Rio Grande do Sul SA	7,832	60,228
Bradespar SA	8,800	144,294
Braskem SA, A Shares	4,100	27,139
Centrais Eletricas Brasileiras SA	4,300	21,935
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	2,536	111,595
Cia Paranaense de Energia	4,400	67,785
Companhia de Bebidas das Americas	27,019	1,137,797
Companhia de Transmissao de Energia
Eletrica Paulista	1,616	26,223
Companhia Energetica de Minas Gerais	17,986	195,343
Companhia Energetica de Sao Paulo	6,883	65,927
Eletropaulo Metropolitana Eletricidade de
Sao Paulo SA	4,851	40,242
Gerdau SA	31,800	283,801
Itau Unibanco Holding SA	82,000	1,354,462
Itausa - Investimentos Itau SA	92,611	447,392
Klabin SA	17,800	112,401
Lojas Americanas SA	15,656	141,112
Marcopolo SA	9,200	58,741
Metalurgica Gerdau SA	10,700	122,663
Oi SA	30,670	124,453
Petroleo Brasileiro SA	150,651	1,457,399
Telefonica Brasil SA	5,054	121,877
Usinas Siderurgicas de Minas Gerais SA	10,150	66,169
Vale SA	71,900	1,462,851
		8,900,949
Germany - 0.4%
Bayerische Motoren Werke AG	1,808	116,837
Henkel AG & Company KGaA	6,820	560,080
Porsche Automobil Holding SE	5,849	476,614
ProSiebenSat.1 Media AG	4,045	113,822
RWE AG	1,550	58,460
Volkswagen AG	5,487	1,248,325
		2,574,138
South Korea - 0.2%
Hyundai Motor Company, Ltd.	1,066	69,352
Hyundai Motor Company, Ltd., 2nd Preferred	1,556	110,468
Hyundai Securities Company	980	7,541
LG Chem, Ltd.	411	39,352
Samsung Electronics Company, Ltd.	766	612,562
		839,275
TOTAL PREFERRED SECURITIES (Cost $9,331,341)	$ 12,314,362

RIGHTS - 0.0%
Olam International Ltd. (Expiration Date:
10/15/2013; Strike Price: $0.95) (I)	18,566	$6,085
Repsol SA (Expiration Date: 01/15/2013; Strike
Price: EUR 0.482) (I)	32,722	19,954
TOTAL RIGHTS (Cost $20,464)	$ 26,039

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.0%
Kinross Gold Corp. (Expiration Date:
09/17/2014; Strike Price: $21.30) (I)	1,210	359
TOTAL WARRANTS (Cost $5,766)	$ 359

SECURITIES LENDING COLLATERAL - 5.7%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	3,591,951	$35,946,092
TOTAL SECURITIES LENDING
COLLATERAL (Cost $35,946,639)	$ 35,946,092

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 2.0%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, Institutional Class, 0.0800% (Y)	12,394,655	12,394,655
TOTAL SHORT-TERM INVESTMENTS (Cost $12,394,655)	$ 12,394,655
Total Investments (International Equity Index Trust B)
(Cost $563,178,243) - 105.0%	$ 659,773,799
Other assets and liabilities, net - (5.0%)		(31,223,847)
TOTAL NET ASSETS - 100.0%		$ 628,549,952

Mid Cap Index Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.1%
Consumer Discretionary - 12.9%
Auto Components - 0.2%
Gentex Corp. (L)	68,227	$1,284,032
Automobiles - 0.1%
Thor Industries, Inc. (L)	20,964	784,683
Distributors - 0.5%
LKQ Corp. (I)	142,068	2,997,635
Diversified Consumer Services - 0.8%
DeVry, Inc.	27,556	653,904
Matthews International Corp., Class A (L)	13,143	421,890
Regis Corp. (L)	27,411	463,794
Service Corp. International	101,705	1,404,546
Sotheby’s (L)	32,357	1,087,842
Strayer Education, Inc.	5,670	318,484
		4,350,460
Hotels, Restaurants & Leisure - 1.4%
Bally Technologies, Inc. (I)(L)	19,586	875,690
Bob Evans Farms, Inc.	13,406	538,921
Brinker International, Inc. (L)	34,997	1,084,557
International Speedway Corp., Class A (L)	12,189	336,660
Life Time Fitness, Inc. (I)(L)	19,110	940,403
Panera Bread Company, Class A (I)	13,546	2,151,511
Scientific Games Corp., Class A (I)(L)	25,289	219,256
The Cheesecake Factory, Inc. (L)	23,840	780,045
The Wendy’s Company (L)	134,331	631,356
WMS Industries, Inc. (I)(L)	26,000	455,000
		8,013,399
Household Durables - 2.1%
Jarden Corp. (L)	35,144	1,816,945
KB Home (L)	36,537	577,285
MDC Holdings, Inc. (L)	18,633	684,949
Mohawk Industries, Inc. (I)	27,773	2,512,623

The accompanying notes are an integral part of the financial statements.	22
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
NVR, Inc. (I)	2,196	$2,020,320
Tempur-Pedic International, Inc. (I)	28,432	895,324
Toll Brothers, Inc. (I)	71,678	2,317,350
Tupperware Brands Corp.	26,402	1,692,368
		12,517,164
Internet & Catalog Retail - 0.2%
HSN, Inc.	17,404	958,612
Leisure Equipment & Products - 0.4%
Polaris Industries, Inc. (L)	30,713	2,584,499
Media - 1.2%
AMC Networks, Inc., Class A (I)	27,388	1,355,706
Cinemark Holdings, Inc.	48,816	1,268,240
DreamWorks Animation
SKG, Inc., Class A (I)(L)	34,217	566,976
John Wiley & Sons, Inc., Class A (L)	22,565	878,455
Lamar Advertising Company, Class A (I)(L)	26,300	1,019,125
Meredith Corp. (L)	17,205	592,712
Scholastic Corp. (L)	12,501	369,530
The New York Times Company, Class A (I)(L)	58,053	495,192
Valassis Communications, Inc. (L)	18,991	489,588
		7,035,524
Multiline Retail - 0.1%
Saks, Inc. (I)(L)	48,851	513,424
Specialty Retail - 4.1%
Aaron’s, Inc.	33,661	951,933
Advance Auto Parts, Inc.	35,113	2,540,426
Aeropostale, Inc. (I)	37,403	486,613
American Eagle Outfitters, Inc.	86,222	1,768,413
ANN, Inc. (I)	23,096	781,569
Ascena Retail Group, Inc. (I)	60,213	1,113,338
Barnes & Noble, Inc. (I)(L)	18,035	272,148
Cabela’s, Inc. (I)(L)	22,015	919,126
Chico’s FAS, Inc. (L)	79,262	1,463,177
Dick’s Sporting Goods, Inc. (L)	46,877	2,132,435
Foot Locker, Inc.	72,108	2,316,109
Guess?, Inc. (L)	29,274	718,384
Office Depot, Inc. (I)	136,157	446,595
Rent-A-Center, Inc. (L)	28,189	968,574
Signet Jewelers, Ltd. (L)	38,625	2,062,575
Tractor Supply Company	33,648	2,973,137
Williams-Sonoma, Inc.	41,357	1,810,196
		23,724,748
Textiles, Apparel & Luxury Goods - 1.8%
Carter’s, Inc. (I)(L)	24,222	1,347,954
Deckers Outdoor Corp. (I)(L)	16,891	680,201
Hanesbrands, Inc. (I)(L)	46,803	1,676,483
PVH Corp.	33,785	3,750,473
The Warnaco Group, Inc. (I)	19,615	1,403,846
Under Armour, Inc., Class A (I)	36,910	1,791,242
		10,650,199
		75,414,379
Consumer Staples - 3.7%
Food & Staples Retailing - 0.4%
Harris Teeter Supermarkets, Inc. (L)	23,538	907,625
SUPERVALU, Inc. (L)	102,028	252,009
United Natural Foods, Inc. (I)	23,600	1,264,724
		2,424,358

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products - 2.2%
Flowers Foods, Inc. (L)	54,966	$1,279,059
Green Mountain Coffee Roasters, Inc. (I)	58,937	2,437,634
Hillshire Brands Company	58,421	1,643,967
Ingredion, Inc.	36,577	2,356,656
Lancaster Colony Corp. (L)	9,250	640,008
Post Holdings, Inc. (I)	15,590	533,958
Ralcorp Holdings, Inc. (I)	26,377	2,364,698
Smithfield Foods, Inc. (I)	59,735	1,288,484
Tootsie Roll Industries, Inc. (L)	9,832	254,845
		12,799,309
Household Products - 1.0%
Church & Dwight Company, Inc. (L)	66,774	3,577,083
Energizer Holdings, Inc. (L)	29,555	2,363,809
		5,940,892
Tobacco - 0.1%
Universal Corp. (L)	11,158	556,896
		21,721,455
Energy - 5.9%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (I)(L)	27,153	1,243,336
CARBO Ceramics, Inc.	9,369	733,967
Dresser-Rand Group, Inc. (I)(L)	36,129	2,028,282
Dril-Quip, Inc. (I)(L)	17,370	1,268,879
Helix Energy Solutions Group, Inc. (I)	46,728	964,466
Oceaneering International, Inc.	51,522	2,771,368
Oil States International, Inc. (I)	26,238	1,877,067
Patterson-UTI Energy, Inc. (L)	71,363	1,329,493
Superior Energy Services, Inc. (I)	75,333	1,560,900
Tidewater, Inc. (L)	23,791	1,062,982
Unit Corp. (I)	20,648	930,192
		15,770,932
Oil, Gas & Consumable Fuels - 3.2%
Alpha Natural Resources, Inc. (I)(L)	105,215	1,024,794
Arch Coal, Inc. (L)	101,354	741,911
Bill Barrett Corp. (I)(L)	23,005	409,259
Cimarex Energy Company	41,357	2,387,540
Energen Corp.	34,440	1,552,900
Forest Oil Corp. (I)	56,448	377,637
HollyFrontier Corp.	96,893	4,510,369
Northern Oil and Gas, Inc. (I)(L)	28,251	475,182
Plains Exploration & Production Company (I)	61,595	2,891,269
Quicksilver Resources, Inc. (I)(L)	56,987	162,983
Rosetta Resources, Inc. (I)(L)	25,251	1,145,385
SM Energy Company	31,609	1,650,306
World Fuel Services Corp.	34,409	1,416,619
		18,746,154
		34,517,086
Financials - 21.4%
Capital Markets - 2.4%
Affiliated Managers Group, Inc. (I)	24,818	3,230,063
Apollo Investment Corp.	96,873	809,858
Eaton Vance Corp. (L)	55,001	1,751,782
Federated Investors, Inc., Class B	44,337	896,938
Greenhill & Company, Inc. (L)	12,576	653,826
Janus Capital Group, Inc. (L)	89,444	762,063
Jefferies Group, Inc. (L)	61,167	1,135,871
Raymond James Financial, Inc.	53,379	2,056,693
SEI Investments Company	64,338	1,501,649

The accompanying notes are an integral part of the financial statements.	23
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Waddell & Reed Financial, Inc., Class A (L)	40,778	$1,419,890
		14,218,633
Commercial Banks - 3.7%
Associated Banc-Corp. (L)	81,955	1,075,250
BancorpSouth, Inc. (L)	39,680	576,947
Bank of Hawaii Corp. (L)	21,579	950,555
Cathay General Bancorp (L)	34,958	681,681
City National Corp. (L)	22,709	1,124,550
Commerce Bancshares, Inc.	37,191	1,303,908
Cullen/Frost Bankers, Inc. (L)	29,319	1,591,142
East West Bancorp, Inc.	67,074	1,441,420
First Niagara Financial Group, Inc.	168,386	1,335,301
FirstMerit Corp. (L)	52,353	742,889
Fulton Financial Corp.	95,681	919,494
Hancock Holding Company	40,482	1,284,899
International Bancshares Corp. (L)	26,002	469,336
Prosperity Bancshares, Inc. (L)	21,075	885,150
Signature Bank (I)	22,076	1,574,902
SVB Financial Group (I)	21,205	1,186,844
Synovus Financial Corp. (L)	375,568	920,142
TCF Financial Corp. (L)	78,299	951,333
Trustmark Corp. (L)	30,930	694,688
Valley National Bancorp (L)	94,272	876,730
Webster Financial Corp.	38,409	789,305
Westamerica Bancorp. (L)	13,161	560,527
		21,936,993
Diversified Financial Services - 0.5%
CBOE Holdings, Inc.	41,669	1,227,569
MSCI, Inc. (I)	58,355	1,808,421
		3,035,990
Insurance - 4.5%
Alleghany Corp. (I)	8,084	2,711,535
American Financial Group, Inc.	36,249	1,432,560
Arthur J. Gallagher & Company (L)	59,463	2,060,393
Aspen Insurance Holdings, Ltd.	33,872	1,086,614
Brown & Brown, Inc.	56,398	1,435,893
Everest Re Group, Ltd.	24,744	2,720,603
Fidelity National Financial, Inc., Class A (L)	101,245	2,384,320
First American Financial Corp. (L)	50,784	1,223,387
HCC Insurance Holdings, Inc. (L)	48,382	1,800,294
Kemper Corp.	26,050	768,475
Mercury General Corp.	17,304	686,796
Old Republic International Corp.	115,208	1,226,965
Protective Life Corp.	37,822	1,080,953
Reinsurance Group of America, Inc.	35,196	1,883,690
StanCorp Financial Group, Inc.	21,267	779,861
The Hanover Insurance Group, Inc. (L)	21,401	829,075
W.R. Berkley Corp. (L)	52,538	1,982,784
		26,094,198
Real Estate Investment Trusts - 9.2%
Alexandria Real Estate Equities, Inc.	30,474	2,112,458
American Campus Communities, Inc. (L)	49,973	2,305,254
BioMed Realty Trust, Inc.	73,621	1,423,094
BRE Properties, Inc.	36,670	1,863,936
Camden Property Trust	40,210	2,742,724
Corporate Office Properties Trust	38,601	964,253
Duke Realty Corp.	131,471	1,823,503
Equity One, Inc.	29,687	623,724
Essex Property Trust, Inc.	17,487	2,564,469
Federal Realty Investment Trust	30,912	3,215,466
Highwoods Properties, Inc. (L)	37,522	1,255,111

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Home Properties, Inc.	24,525	$1,503,628
Hospitality Properties Trust	58,999	1,381,757
Liberty Property Trust	56,524	2,021,863
Mack-Cali Realty Corp.	39,835	1,040,092
National Retail Properties, Inc.	52,559	1,639,841
Omega Healthcare Investors, Inc. (L)	53,593	1,278,193
Potlatch Corp.	19,259	754,760
Rayonier, Inc.	58,818	3,048,537
Realty Income Corp. (L)	63,717	2,562,061
Regency Centers Corp.	43,245	2,037,704
Senior Housing Properties Trust	84,266	1,992,048
SL Green Realty Corp.	43,146	3,307,141
Taubman Centers, Inc.	29,459	2,319,012
The Macerich Company (L)	65,263	3,804,833
UDR, Inc.	119,467	2,840,925
Weingarten Realty Investors	53,267	1,425,958
		53,852,345
Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc. (I)	20,247	594,654
Jones Lang LaSalle, Inc.	21,129	1,773,568
		2,368,222
Thrifts & Mortgage Finance - 0.7%
Astoria Financial Corp. (L)	39,002	365,059
New York Community Bancorp, Inc. (L)	209,669	2,746,664
Washington Federal, Inc.	50,848	857,806
		3,969,529
		125,475,910
Health Care - 9.1%
Biotechnology - 2.0%
Regeneron Pharmaceuticals, Inc. (I)	35,970	6,153,388
United Therapeutics Corp. (I)(L)	22,566	1,205,476
Vertex Pharmaceuticals, Inc. (I)	103,643	4,346,787
		11,705,651
Health Care Equipment & Supplies - 2.5%
Hill-Rom Holdings, Inc. (L)	29,085	828,923
Hologic, Inc. (I)	127,588	2,555,588
IDEXX Laboratories, Inc. (I)(L)	26,179	2,429,411
Masimo Corp. (L)	24,837	521,825
ResMed, Inc. (L)	68,419	2,844,178
STERIS Corp. (L)	27,937	970,252
Teleflex, Inc. (L)	19,613	1,398,603
The Cooper Companies, Inc.	22,868	2,114,833
Thoratec Corp. (I)	28,087	1,053,824
		14,717,437
Health Care Providers & Services - 3.0%
Community Health Systems, Inc.	43,633	1,341,278
Health Management
Associates, Inc., Class A (I)	122,403	1,140,796
Health Net, Inc. (I)	38,907	945,440
Henry Schein, Inc. (I)(L)	42,070	3,384,952
HMS Holdings Corp. (I)(L)	41,525	1,076,328
LifePoint Hospitals, Inc. (I)	23,541	888,673
MEDNAX, Inc. (I)(L)	23,839	1,895,677
Omnicare, Inc. (L)	52,862	1,908,318
Owens & Minor, Inc. (L)	30,322	864,480
Universal Health Services, Inc., Class B	42,303	2,045,350
VCA Antech, Inc. (I)(L)	41,903	882,058
WellCare Health Plans, Inc. (I)	20,577	1,001,894
		17,375,244

The accompanying notes are an integral part of the financial statements.	24
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	81,789	$770,452
Life Sciences Tools & Services - 1.3%
Bio-Rad Laboratories, Inc., Class A (I)	9,694	1,018,355
Charles River
Laboratories International, Inc. (I)	23,268	871,852
Covance, Inc. (I)(L)	26,303	1,519,524
Mettler-Toledo International, Inc. (I)(L)	14,614	2,824,886
Techne Corp. (L)	16,530	1,129,660
		7,364,277
Pharmaceuticals - 0.2%
Endo Health Solutions, Inc. (I)	54,514	1,432,083
		53,365,144
Industrials - 16.8%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc. (L)	15,597	966,390
B/E Aerospace, Inc. (I)	49,643	2,452,364
Esterline Technologies Corp. (I)	14,734	937,230
Exelis, Inc.	89,199	1,005,273
Huntington Ingalls Industries, Inc.	23,640	1,024,558
Triumph Group, Inc.	23,939	1,563,217
		7,949,032
Air Freight & Logistics - 0.1%
UTi Worldwide, Inc.	49,536	663,782
Airlines - 0.3%
Alaska Air Group, Inc. (I)	33,660	1,450,409
JetBlue Airways Corp. (I)(L)	108,585	620,020
		2,070,429
Building Products - 0.6%
Fortune Brands Home & Security, Inc. (I)	77,830	2,274,193
Lennox International, Inc. (L)	21,869	1,148,560
		3,422,753
Commercial Services & Supplies - 1.9%
Clean Harbors, Inc. (I)	25,274	1,390,323
Copart, Inc. (I)	50,712	1,496,004
Corrections Corp. of America	47,770	1,694,402
Deluxe Corp. (L)	24,339	784,689
Herman Miller, Inc. (L)	27,834	596,204
HNI Corp. (L)	21,644	650,619
Mine Safety Appliances Company (L)	14,826	633,218
R.R. Donnelley & Sons Company (L)	86,224	776,016
Rollins, Inc.	31,385	691,725
The Brink’s Company	22,794	650,313
Waste Connections, Inc. (L)	58,627	1,981,006
		11,344,519
Construction & Engineering - 1.2%
AECOM Technology Corp. (I)	51,693	1,230,293
Granite Construction, Inc.	17,004	571,674
KBR, Inc.	70,544	2,110,676
The Shaw Group, Inc. (I)	31,812	1,482,757
URS Corp.	36,697	1,440,724
		6,836,124
Electrical Equipment - 1.7%
Acuity Brands, Inc.	20,321	1,376,341
AMETEK, Inc.	116,206	4,365,859
General Cable Corp. (I)(L)	23,764	722,663
Hubbell, Inc., Class B	25,504	2,158,404

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Regal-Beloit Corp.	21,299	$1,500,941
		10,124,208
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	30,086	1,767,853
Machinery - 5.3%
AGCO Corp. (I)	46,422	2,280,249
CLARCOR, Inc. (L)	23,932	1,143,471
Crane Company	23,003	1,064,579
Donaldson Company, Inc. (L)	64,516	2,118,705
Gardner Denver, Inc.	23,483	1,608,586
Graco, Inc. (L)	28,896	1,487,855
Harsco Corp.	38,477	904,210
IDEX Corp. (L)	39,514	1,838,586
ITT Corp.	44,118	1,035,008
Kennametal, Inc. (L)	38,049	1,521,960
Lincoln Electric Holdings, Inc.	39,682	1,931,720
Nordson Corp.	26,935	1,700,137
Oshkosh Corp. (I)	43,760	1,297,484
SPX Corp.	24,322	1,706,188
Terex Corp. (I)(L)	52,762	1,483,140
Timken Company	38,072	1,820,984
Trinity Industries, Inc. (L)	37,722	1,351,202
Valmont Industries, Inc.	11,177	1,526,219
Wabtec Corp.	22,866	2,001,690
Woodward, Inc. (L)	28,878	1,101,118
		30,923,091
Marine - 0.4%
Kirby Corp. (I)(L)	26,775	1,657,105
Matson, Inc. (L)	20,247	500,506
		2,157,611
Professional Services - 0.8%
FTI Consulting, Inc. (I)(L)	19,878	655,974
Manpower, Inc.	37,479	1,590,609
The Corporate Executive Board Company	16,011	759,882
Towers Watson & Company, Class A	27,317	1,535,487
		4,541,952
Road & Rail - 1.9%
Con-way, Inc. (L)	26,709	743,044
Genesee & Wyoming, Inc., Class A (I)(L)	20,806	1,582,920
J.B. Hunt Transport Services, Inc. (L)	43,518	2,598,460
Kansas City Southern	52,628	4,393,385
Landstar System, Inc.	22,274	1,168,494
Werner Enterprises, Inc. (L)	21,227	459,989
		10,946,292
Trading Companies & Distributors - 1.0%
GATX Corp. (L)	22,394	969,660
MSC Industrial Direct Company, Inc., Class A	22,166	1,670,873
United Rentals, Inc. (I)	44,263	2,014,852
Watsco, Inc. (L)	14,158	1,060,434
		5,715,819
		98,463,465
Information Technology - 15.0%
Communications Equipment - 1.0%
ADTRAN, Inc. (L)	29,910	584,441
Ciena Corp. (I)	47,844	751,151
InterDigital, Inc. (L)	19,557	803,793
Plantronics, Inc. (L)	20,389	751,742
Polycom, Inc. (I)	84,435	883,190

The accompanying notes are an integral part of the financial statements.	25
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Riverbed Technology, Inc. (I)(L)	76,862	$1,515,719
Tellabs, Inc.	164,877	375,920
		5,665,956
Computers & Peripherals - 0.7%
Diebold, Inc. (L)	30,182	923,871
Lexmark International, Inc., Class A	30,878	716,061
NCR Corp. (I)	76,453	1,948,022
QLogic Corp. (I)	45,010	437,947
		4,025,901
Electronic Equipment, Instruments & Components - 2.1%
Arrow Electronics, Inc. (I)(L)	50,651	1,928,790
Avnet, Inc. (I)	65,587	2,007,618
Ingram Micro, Inc., Class A (I)	71,662	1,212,521
Itron, Inc. (I)(L)	18,869	840,614
National Instruments Corp. (L)	45,224	1,167,231
Tech Data Corp. (I)	18,027	820,769
Trimble Navigation, Ltd. (I)(L)	60,316	3,605,690
Vishay Intertechnology, Inc. (I)(L)	62,936	669,010
		12,252,243
Internet Software & Services - 1.8%
AOL, Inc. (I)	39,963	1,183,304
Equinix, Inc. (I)(L)	23,207	4,785,283
Monster Worldwide, Inc. (I)(L)	56,474	317,384
Rackspace Hosting, Inc. (I)(L)	52,396	3,891,451
ValueClick, Inc. (I)	33,703	654,175
		10,831,597
IT Services - 3.3%
Acxiom Corp. (I)	35,825	625,505
Alliance Data Systems Corp. (I)(L)	23,830	3,449,631
Broadridge Financial Solutions, Inc.	58,438	1,337,061
Convergys Corp. (L)	52,185	856,356
CoreLogic, Inc. (I)	46,540	1,252,857
DST Systems, Inc.	14,642	887,305
Gartner, Inc. (I)	44,808	2,062,064
Global Payments, Inc. (L)	37,673	1,706,587
Jack Henry & Associates, Inc. (L)	41,135	1,614,960
Lender Processing Services, Inc.	40,440	995,633
Mantech International Corp., Class A (L)	11,287	292,785
NeuStar, Inc., Class A (I)	31,710	1,329,600
VeriFone Systems, Inc. (I)(L)	51,478	1,527,867
WEX, Inc. (I)	18,563	1,399,093
		19,337,304
Office Electronics - 0.1%
Zebra Technologies Corp., Class A (I)	24,377	957,529
Semiconductors & Semiconductor Equipment - 1.9%
Atmel Corp. (I)	210,151	1,376,489
Cree, Inc. (I)(L)	55,565	1,888,099
Cypress Semiconductor Corp. (I)(L)	62,857	681,370
Fairchild Semiconductor International, Inc. (I)	60,468	870,739
Integrated Device Technology, Inc. (I)	68,495	500,014
International Rectifier Corp. (I)(L)	33,101	586,881
Intersil Corp., Class A	60,918	505,010
MEMC Electronic Materials, Inc. (I)(L)	110,262	353,941
RF Micro Devices, Inc. (I)(L)	133,623	598,631
Semtech Corp. (I)	31,484	911,462
Silicon Laboratories, Inc. (I)(L)	18,348	767,130
Skyworks Solutions, Inc. (I)	92,823	1,884,307
		10,924,073

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software - 4.1%
ACI Worldwide, Inc. (I)	18,725	$818,095
Advent Software, Inc. (I)(L)	15,238	325,788
ANSYS, Inc. (I)(L)	44,288	2,982,354
Cadence Design Systems, Inc. (I)(L)	133,855	1,808,381
Compuware Corp. (I)	101,924	1,107,914
Concur Technologies, Inc. (I)(L)	21,628	1,460,323
FactSet Research Systems, Inc. (L)	19,436	1,711,534
Fair Isaac Corp.	16,659	700,178
Informatica Corp. (I)(L)	51,621	1,565,149
Mentor Graphics Corp. (I)	45,228	769,781
MICROS Systems, Inc. (I)(L)	38,299	1,625,410
Parametric Technology Corp. (I)	57,085	1,284,983
Rovi Corp. (I)	49,392	762,119
SolarWinds, Inc. (I)	29,253	1,534,320
Solera Holdings, Inc.	32,893	1,758,789
Synopsys, Inc. (I)	71,204	2,267,135
TIBCO Software, Inc. (I)	74,223	1,633,648
		24,115,901
		88,110,504
Materials - 7.0%
Chemicals - 3.0%
Albemarle Corp.	42,632	2,648,300
Ashland, Inc.	35,077	2,820,542
Cabot Corp.	28,409	1,130,394
Cytec Industries, Inc.	21,792	1,499,943
Intrepid Potash, Inc. (L)	25,504	542,980
Minerals Technologies, Inc.	16,854	672,812
NewMarket Corp. (L)	5,120	1,342,464
Olin Corp.	38,202	824,781
RPM International, Inc.	63,278	1,857,842
Sensient Technologies Corp.	23,830	847,395
The Scotts Miracle-Gro Company, Class A (L)	18,397	810,388
Valspar Corp.	40,311	2,515,406
		17,513,247
Construction Materials - 0.3%
Martin Marietta Materials, Inc. (L)	21,990	2,073,217
Containers & Packaging - 1.5%
Aptargroup, Inc. (L)	31,797	1,517,353
Greif, Inc., Class A	14,480	644,360
Packaging Corp. of America	47,062	1,810,475
Rock-Tenn Company, Class A	33,991	2,376,311
Silgan Holdings, Inc.	23,540	979,029
Sonoco Products Company	48,055	1,428,675
		8,756,203
Metals & Mining - 1.7%
Carpenter Technology Corp.	21,094	1,089,083
Commercial Metals Company	55,491	824,596
Compass Minerals International, Inc. (L)	15,809	1,181,090
Reliance Steel & Aluminum Company	36,047	2,238,519
Royal Gold, Inc.	31,123	2,530,611
Steel Dynamics, Inc.	104,647	1,436,803
Worthington Industries, Inc.	24,840	645,592
		9,946,294
Paper & Forest Products - 0.5%
Domtar Corp. (L)	16,846	1,406,978
Louisiana-Pacific Corp. (I)(L)	66,141	1,277,844
		2,684,822
		40,973,783

The accompanying notes are an integral part of the financial statements.	26
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.3%
tw telecom, Inc. (I)(L)	72,121	$1,836,922
Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	48,238	1,067,989
		2,904,911
Utilities - 4.8%
Electric Utilities - 2.1%
Cleco Corp.	28,990	1,159,890
Great Plains Energy, Inc.	73,415	1,491,059
Hawaiian Electric Industries, Inc. (L)	46,353	1,165,314
IDACORP, Inc. (L)	23,948	1,038,146
NV Energy, Inc.	112,686	2,044,124
OGE Energy Corp.	47,106	2,652,539
PNM Resources, Inc.	38,033	780,057
Westar Energy, Inc.	60,313	1,726,158
		12,057,287
Gas Utilities - 1.3%
Atmos Energy Corp.	43,256	1,519,151
National Fuel Gas Company (L)	39,777	2,016,296
Questar Corp.	83,890	1,657,666
UGI Corp.	53,901	1,763,102
WGL Holdings, Inc.	24,625	965,054
		7,921,269
Multi-Utilities - 1.1%
Alliant Energy Corp.	52,988	2,326,703
Black Hills Corp. (L)	21,099	766,738
MDU Resources Group, Inc.	90,462	1,921,413
Vectren Corp. (L)	39,182	1,151,951
		6,166,805
Water Utilities - 0.3%
Aqua America, Inc. (L)	66,720	1,696,022
		27,841,383
TOTAL COMMON STOCKS (Cost $393,878,070)	$ 568,788,020

SECURITIES LENDING COLLATERAL - 23.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	13,655,336	136,654,409
TOTAL SECURITIES LENDING
COLLATERAL (Cost $136,666,503)	$ 136,654,409

SHORT-TERM INVESTMENTS - 3.1%

Repurchase Agreement - 3.1%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $18,314,010 on 01/02/2013,
collateralized by $18,760,000 U.S. Treasury
Notes, 0.500% due 07/31/2017 (valued at
$18,680,289, including interest)	$ 18,314,000	$18,314,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,314,000)	$ 18,314,000
Total Investments (Mid Cap Index Trust)
(Cost $548,858,573) - 123.5%	$ 723,756,429
Other assets and liabilities, net - (23.5%)		(137,556,242)
TOTAL NET ASSETS - 100.0%		$ 586,200,187

Small Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 93.5%
Consumer Discretionary - 13.1%
Auto Components - 0.9%
American Axle &
Manufacturing Holdings, Inc. (I)	16,652	$186,502
Cooper Tire & Rubber Company	15,522	393,638
Dana Holding Corp.	36,758	573,792
Dorman Products, Inc. (L)	6,082	214,938
Drew Industries, Inc.	4,814	155,252
Exide Technologies (I)	20,822	71,211
Federal-Mogul Corp. (I)	4,401	35,296
Fuel Systems Solutions, Inc. (I)(L)	3,895	57,257
Gentherm, Inc. (I)	7,319	97,343
Modine Manufacturing Company (I)	11,959	97,227
Spartan Motors, Inc. (L)	9,310	45,898
Standard Motor Products, Inc.	4,942	109,811
Stoneridge, Inc. (I)	7,535	38,579
Superior Industries International, Inc. (L)	5,681	115,892
Tenneco, Inc. (I)	15,123	530,969
		2,723,605
Automobiles - 0.0%
Winnebago Industries, Inc. (I)(L)	7,281	124,724
Commercial Services & Supplies - 0.0%
Actrade Financial Technologies, Ltd. (I)	340	0
Distributors - 0.2%
Core-Mark Holding Company, Inc.	2,859	135,374
Pool Corp.	11,847	501,365
VOXX International Corp. (I)	4,442	29,895
Weyco Group, Inc.	1,757	41,044
		707,678
Diversified Consumer Services - 1.1%
American Public Education, Inc. (I)	4,486	161,989
Ascent Capital Group, Inc., Class A (I)	3,575	221,436
Bridgepoint Education, Inc. (I)	4,155	42,797
Capella Education Company (I)	3,139	88,614
Career Education Corp. (I)(L)	13,386	47,119
Carriage Services, Inc.	4,388	52,086
Coinstar, Inc. (I)(L)	7,779	404,586
Collectors Universe, Inc. (L)	1,582	15,867
Corinthian Colleges, Inc. (I)(L)	20,956	51,133
Education Management Corp. (I)(L)	6,903	30,235
Grand Canyon Education, Inc. (I)(L)	9,945	233,409
Hillenbrand, Inc.	13,716	310,119
K12, Inc. (I)(L)	6,776	138,501
Lincoln Educational Services Corp.	6,344	35,463
Mac-Gray Corp.	3,347	42,005
Matthews International Corp., Class A (L)	6,977	223,962
Regis Corp. (L)	14,248	241,076
Sotheby’s (L)	16,827	565,724
Steiner Leisure, Ltd. (I)	3,795	182,881
Stewart Enterprises, Inc., Class A (L)	18,346	140,163
Strayer Education, Inc. (I)	2,936	164,915
Universal Technical Institute, Inc.	5,537	55,591
		3,449,671
Hotels, Restaurants & Leisure - 2.9%
AFC Enterprises, Inc. (I)	6,090	159,132
Ameristar Casinos, Inc.	8,141	213,620
Biglari Holdings, Inc. (I)	296	115,446
BJ’s Restaurants, Inc. (I)(L)	6,062	199,440
Bloomin’ Brands, Inc. (I)	4,576	71,569
Bluegreen Corp. (I)	4,036	37,858
Bob Evans Farms, Inc.	7,209	289,802

The accompanying notes are an integral part of the financial statements.	27
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp. (I)(L)	14,327	$95,131
Bravo Brio Restaurant Group, Inc. (I)	4,708	63,228
Buffalo Wild Wings, Inc. (I)(L)	4,611	335,773
Caesars Entertainment Corp. (I)(L)	9,624	66,598
Caribou Coffee Company, Inc. (I)(L)	5,517	89,320
Carrols Restaurant Group, Inc. (I)	4,318	25,822
CEC Entertainment, Inc.	4,515	149,853
Churchill Downs, Inc.	3,222	214,102
Chuy’s Holdings, Inc. (I)(L)	1,648	36,816
Cracker Barrel Old Country Store, Inc.	4,790	307,805
Del Frisco’s Restaurant Group, Inc. (I)	1,395	21,748
Denny’s Corp. (I)	24,030	117,266
DineEquity, Inc. (I)(L)	3,810	255,270
Domino’s Pizza, Inc.	14,435	628,644
Einstein Noah Restaurant Group, Inc.	1,745	21,306
Fiesta Restaurant Group, Inc. (I)	4,234	64,865
Frisch’s Restaurants, Inc.	925	17,113
Ignite Restaurant Group, Inc. (I)	1,723	22,399
International Speedway Corp., Class A	6,997	193,257
Interval Leisure Group, Inc.	9,668	187,463
Isle of Capri Casinos, Inc. (I)	5,815	32,564
Jack in the Box, Inc. (I)	10,975	313,885
Jamba, Inc. (I)(L)	18,410	41,238
Krispy Kreme Doughnuts, Inc. (I)	14,717	138,045
Life Time Fitness, Inc. (I)(L)	10,657	524,431
Luby’s, Inc. (I)	5,439	36,387
Marcus Corp.	4,694	58,534
Marriott Vacations Worldwide Corp. (I)	6,581	274,230
Monarch Casino & Resort, Inc. (I)	2,743	29,926
Morgans Hotel Group Company (I)	6,279	34,786
MTR Gaming Group, Inc. (I)	6,294	26,246
Multimedia Games Holding Company, Inc. (I)	6,802	100,057
Nathan’s Famous, Inc. (I)	653	22,006
Orient-Express Hotels, Ltd., Class A (I)	23,997	280,525
Papa John’s International, Inc. (I)	4,475	245,857
Pinnacle Entertainment, Inc. (I)	15,416	244,035
Red Lion Hotels Corp. (I)	3,984	31,434
Red Robin Gourmet Burgers, Inc. (I)(L)	3,602	127,115
Ruby Tuesday, Inc. (I)	15,652	123,025
Ruth’s Hospitality Group, Inc. (I)(L)	8,679	63,096
Scientific Games Corp., Class A (I)	14,032	121,657
SHFL Entertainment, Inc. (I)	13,668	198,186
Six Flags Entertainment Corp.	9,886	605,023
Sonic Corp. (I)	15,085	157,035
Speedway Motorsports, Inc.	3,115	55,572
Texas Roadhouse, Inc.	15,431	259,241
The Cheesecake Factory, Inc. (L)	13,403	438,546
Town Sports International Holdings, Inc.	5,763	61,376
Vail Resorts, Inc. (L)	8,948	483,997
WMS Industries, Inc. (I)(L)	13,605	238,088
		9,366,789
Household Durables - 1.1%
American Greetings Corp., Class A (L)	7,806	131,843
Bassett Furniture Industries, Inc.	3,027	37,747
Beazer Homes USA, Inc. (I)(L)	6,205	104,802
Blyth, Inc. (L)	2,671	41,534
Cavco Industries, Inc. (I)	1,715	85,716
CSS Industries, Inc.	2,587	56,629
Ethan Allen Interiors, Inc.	6,009	154,491
Flexsteel Industries, Inc.	1,259	27,006
Helen of Troy, Ltd. (I)	7,877	263,013
Hooker Furniture Corp. (L)	2,915	42,355
Hovnanian Enterprises, Inc., Class A (I)(L)	24,932	174,524

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
iRobot Corp. (I)	6,956	$130,355
KB Home	19,206	303,455
La-Z-Boy, Inc.	12,876	182,195
Libbey, Inc. (I)	5,108	98,840
Lifetime Brands, Inc.	2,759	29,273
M/I Homes, Inc. (I)	5,353	141,855
MDC Holdings, Inc. (L)	9,511	349,624
Meritage Homes Corp. (I)	7,631	285,018
NACCO Industries, Inc., Class A	1,419	86,119
Sealy Corp. (I)(L)	11,664	25,311
Skullcandy, Inc. (I)	4,340	33,809
Standard Pacific Corp. (I)(L)	29,067	213,642
The Ryland Group, Inc. (L)	11,125	406,063
Universal Electronics, Inc. (I)	3,839	74,285
Zagg, Inc. (I)(L)	6,673	49,113
		3,528,617
Internet & Catalog Retail - 0.4%
1-800-Flowers.com, Inc., Class A (I)	7,697	28,248
Blue Nile, Inc. (I)	3,074	118,349
CafePress, Inc. (I)	1,121	6,468
Geeknet, Inc. (I)	1,182	19,030
HSN, Inc.	9,449	520,451
Kayak Software Corp. (I)	875	34,755
Nutrisystem, Inc. (L)	7,368	60,344
Orbitz Worldwide, Inc. (I)	6,428	17,484
Overstock.com, Inc. (I)(L)	2,892	41,385
PetMed Express, Inc.	4,977	55,245
Shutterfly, Inc. (I)(L)	8,892	265,604
Vitacost.com, Inc. (I)(L)	5,336	36,178
		1,203,541
Leisure Equipment & Products - 0.5%
Arctic Cat, Inc. (I)	3,143	104,945
Black Diamond, Inc. (I)	5,746	47,117
Brunswick Corp. (L)	22,254	647,369
Callaway Golf Company (L)	15,745	102,343
JAKKS Pacific, Inc. (L)	5,828	72,967
Johnson Outdoors, Inc., Class A (I)	1,664	33,147
LeapFrog Enterprises, Inc. (I)	12,463	107,556
Smith & Wesson Holding Corp. (I)(L)	16,165	136,433
Steinway Musical Instruments, Inc. (I)	1,869	39,529
Sturm Ruger & Company, Inc. (L)	4,771	216,603
		1,508,009
Media - 1.1%
Arbitron, Inc.	6,554	305,941
Belo Corp., Class A	23,441	179,792
Carmike Cinemas, Inc. (I)	4,373	65,595
Central European Media
Enterprises, Ltd., Class A (I)(L)	9,886	60,601
Cumulus Media, Inc., Class A (I)(L)	15,238	40,685
Digital Generation, Inc. (I)(L)	6,622	71,915
Entercom
Communications Corp., Class A (I)(L)	6,756	47,157
Fisher Communications, Inc.	2,400	64,776
Global Sources, Ltd. (I)	5,169	33,495
Harte-Hanks, Inc.	11,616	68,534
Journal Communications, Inc., Class A (I)	11,512	62,280
LIN TV Corp., Class A (I)	7,791	58,666
Lions Gate Entertainment Corp. (I)	21,190	347,516
Live Nation Entertainment, Inc. (I)	34,778	323,783
Martha Stewart Living
Omnimedia, Inc., Class A	7,306	17,900

The accompanying notes are an integral part of the financial statements.	28
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
MDC Partners, Inc., Class A	6,237	$70,478
Meredith Corp. (L)	9,030	311,084
National CineMedia, Inc.	13,998	197,792
Nexstar Broadcasting Group, Inc., Class A (I)	2,906	30,775
Outdoor Channel Holdings, Inc.	4,231	32,156
ReachLocal, Inc. (I)(L)	2,389	30,842
Reading International, Inc., Class A (I)	4,093	24,599
Rentrak Corp. (I)	2,292	44,671
Saga Communications, Inc., Class A	892	41,478
Scholastic Corp. (L)	6,521	192,761
Sinclair Broadcast Group, Inc., Class A (L)	12,733	160,690
The EW Scripps Company, Class A (I)	7,947	85,907
The McClatchy Company, Class A (I)(L)	14,168	46,329
The New York Times Company, Class A (I)	33,879	288,988
Valassis Communications, Inc. (L)	9,920	255,738
World Wrestling
Entertainment, Inc., Class A (L)	6,444	50,843
		3,613,767
Multiline Retail - 0.2%
Fred’s, Inc., Class A (L)	9,034	120,243
Gordmans Stores, Inc. (I)	2,251	33,810
Saks, Inc. (I)(L)	27,238	286,271
The Bon-Ton Stores, Inc. (L)	3,408	41,305
Tuesday Morning Corp. (I)	10,169	63,556
		545,185
Specialty Retail - 3.3%
Aeropostale, Inc. (I)	20,163	262,321
Americas Car-Mart, Inc. (I)	1,945	78,811
ANN, Inc. (I)	12,136	410,682
Asbury Automotive Group, Inc. (I)	7,026	225,043
Barnes & Noble, Inc. (I)(L)	7,017	105,887
bebe stores, Inc.	9,745	38,883
Big 5 Sporting Goods Corp.	4,071	53,330
Body Central Corp. (I)(L)	4,260	42,430
Brown Shoe Company, Inc. (L)	10,665	195,916
Cabela’s, Inc. (I)(L)	11,621	485,177
Casual Male Retail Group, Inc. (I)	10,285	43,197
Citi Trends, Inc. (I)	3,870	53,251
Conn’s, Inc. (I)(L)	3,878	118,977
Destination Maternity Corp.	3,522	75,934
Express, Inc. (I)	22,185	334,772
Five Below, Inc. (I)(L)	2,741	87,822
Francesca’s Holdings Corp. (I)(L)	8,640	224,294
Genesco, Inc. (I)	6,081	334,455
Group 1 Automotive, Inc. (L)	5,705	353,653
Haverty Furniture Companies, Inc.	4,754	77,538
hhgregg, Inc. (I)(L)	4,097	28,761
Hibbett Sports, Inc. (I)(L)	6,575	346,503
Hot Topic, Inc. (L)	10,414	100,495
Jos A. Bank Clothiers, Inc. (I)(L)	6,912	294,313
Kirkland’s, Inc. (I)	3,329	35,254
Lithia Motors, Inc., Class A (L)	5,427	203,078
Lumber Liquidators Holdings, Inc. (I)	6,870	362,942
MarineMax, Inc. (I)(L)	5,444	48,669
Mattress Firm Holding Corp. (I)	2,839	69,641
Monro Muffler Brake, Inc. (L)	7,654	267,660
New York & Company, Inc. (I)	7,774	29,619
Office Depot, Inc. (I)	70,479	231,171
OfficeMax, Inc.	21,508	209,918
Penske Automotive Group, Inc. (L)	10,570	318,051
Pier 1 Imports, Inc. (L)	24,204	484,080
RadioShack Corp. (L)	25,478	54,013

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Rent-A-Center, Inc.	14,777	$507,738
rue21, Inc. (I)	3,777	107,229
Select Comfort Corp. (I)	14,122	369,573
Shoe Carnival, Inc.	3,451	70,711
Sonic Automotive, Inc., Class A (L)	10,016	209,234
Stage Stores, Inc.	7,627	188,997
Stein Mart, Inc.	6,552	49,402
Systemax, Inc.	2,950	28,468
Teavana Holdings, Inc. (I)	2,347	36,379
The Buckle, Inc. (L)	6,899	307,971
The Cato Corp., Class A	6,816	186,963
The Children’s Place Retail Stores, Inc. (I)(L)	6,038	267,423
The Finish Line, Inc., Class A (L)	12,641	239,294
The Men’s Wearhouse, Inc. (L)	12,644	393,987
The Pep Boys - Manny, Moe & Jack (L)	13,088	128,655
The Wet Seal, Inc., Class A (I)	22,046	60,847
Tilly’s, Inc., Class A (I)	2,464	33,239
Vitamin Shoppe, Inc. (I)	7,337	420,850
West Marine, Inc. (I)	4,099	44,064
Winmark Corp.	651	37,107
Zumiez, Inc. (I)(L)	5,383	104,484
		10,479,156
Textiles, Apparel & Luxury Goods - 1.4%
Cherokee, Inc.	2,270	31,122
Columbia Sportswear Company (L)	3,055	163,015
Crocs, Inc. (I)(L)	22,298	320,868
Culp, Inc.	2,433	36,519
Delta Apparel, Inc. (I)(L)	1,877	26,240
Fifth & Pacific Companies, Inc. (I)(L)	27,029	336,511
G-III Apparel Group, Ltd. (I)(L)	4,126	141,233
Iconix Brand Group, Inc. (I)(L)	17,577	392,319
K-Swiss, Inc., Class A (I)	6,747	22,670
Maidenform Brands, Inc. (I)	5,993	116,804
Movado Group, Inc.	4,376	134,256
Oxford Industries, Inc.	3,479	161,286
Perry Ellis International, Inc. (L)	2,867	57,053
Quiksilver, Inc. (I)	32,287	137,220
RG Barry Corp.	2,517	35,666
Skechers U.S.A., Inc., Class A (I)	9,358	173,123
Steven Madden, Ltd. (I)	9,771	413,020
The Jones Group, Inc.	20,308	224,606
The Warnaco Group, Inc. (I)	10,208	730,587
True Religion Apparel, Inc. (L)	6,377	162,103
Tumi Holdings, Inc. (I)(L)	5,329	111,110
Unifi, Inc. (I)	3,423	44,533
Vera Bradley, Inc. (I)(L)	4,978	124,948
Wolverine World Wide, Inc. (L)	12,084	495,202
		4,592,014
		41,842,756
Consumer Staples - 3.3%
Beverages - 0.1%
Central European Distribution Corp. (I)(L)	17,204	37,333
Coca-Cola Bottling Company Consolidated	1,145	76,143
Craft Brewers Alliance, Inc. (I)	2,953	19,135
National Beverage Corp. (L)	2,704	39,451
The Boston Beer
Company, Inc., Class A (I)(L)	1,936	260,295
		432,357
Food & Staples Retailing - 1.0%
Arden Group, Inc., Class A	257	23,122
Casey’s General Stores, Inc.	9,472	502,963

The accompanying notes are an integral part of the financial statements.	29
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Harris Teeter Supermarkets, Inc.	10,779	$415,638
Ingles Markets, Inc., Class A	3,504	60,479
Nash Finch Company	2,943	62,627
Natural Grocers by
Vitamin Cottage, Inc. (I)(L)	1,793	34,228
Pricesmart, Inc. (L)	4,521	348,343
Rite Aid Corp. (I)	164,063	223,126
Roundy’s, Inc. (L)	5,246	23,345
Spartan Stores, Inc.	5,644	86,692
SUPERVALU, Inc. (L)	52,629	129,994
Susser Holdings Corp. (I)	2,804	96,710
The Andersons, Inc. (L)	4,633	198,756
The Chefs’ Warehouse, Inc. (I)	2,903	45,896
The Pantry, Inc. (I)	6,162	74,745
United Natural Foods, Inc. (I)	12,176	652,512
Village Super Market, Inc., Class A	2,070	68,020
Weis Markets, Inc.	2,677	104,858
		3,152,054
Food Products - 1.5%
Alico, Inc. (L)	878	32,161
Annie’s, Inc. (I)	1,302	43,526
B&G Foods, Inc. (L)	13,119	371,399
Boulder Brands, Inc. (I)	14,695	189,566
Cal-Maine Foods, Inc. (L)	3,616	145,436
Calavo Growers, Inc.	2,938	74,067
Chiquita Brands International, Inc. (I)	11,311	93,316
Darling International, Inc. (I)	29,286	469,747
Diamond Foods, Inc. (L)	5,383	73,586
Dole Food Company, Inc. (I)	8,898	102,060
Farmer Brothers Company (I)	1,673	24,141
Fresh Del Monte Produce, Inc.	9,475	249,666
Inventure Foods, Inc. (I)	3,859	25,045
J&J Snack Foods Corp.	3,695	236,258
John B. Sanfilippo & Son, Inc.	2,200	39,996
Lancaster Colony Corp. (L)	4,607	318,758
Limoneira Company	2,062	39,982
Omega Protein Corp. (I)	5,506	33,697
Pilgrim’s Pride Corp. (I)	15,391	111,585
Post Holdings, Inc. (I)	6,841	234,304
Sanderson Farms, Inc. (L)	5,712	271,606
Seneca Foods Corp., Class A (I)	2,392	72,717
Snyders-Lance, Inc.	10,992	265,017
The Hain Celestial Group, Inc. (I)	9,181	497,794
Tootsie Roll Industries, Inc. (L)	5,885	152,539
TreeHouse Foods, Inc. (I)(L)	8,947	466,407
		4,634,376
Household Products - 0.2%
Central Garden & Pet Company, Class A (I)	9,489	99,160
Harbinger Group, Inc. (I)	10,119	77,815
Oil-Dri Corp of America	1,415	39,054
Orchids Paper Products Company	1,664	33,646
Spectrum Brands Holdings, Inc.	5,708	256,460
WD-40 Company	3,935	185,378
		691,513
Personal Products - 0.3%
Elizabeth Arden, Inc. (I)	6,264	281,943
Inter Parfums, Inc. (L)	4,134	80,448
Medifast, Inc. (I)	3,464	91,415
Nature’s Sunshine Products, Inc. (L)	2,996	43,382
Nutraceutical International Corp.	2,260	37,380
Prestige Brands Holdings, Inc. (I)	12,652	253,420

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
Revlon, Inc., Class A (I)	3,049	$44,211
Synutra International, Inc. (I)	5,061	23,432
The Female Health Company (L)	4,773	34,270
USANA Health Sciences, Inc. (I)(L)	1,452	47,814
		937,715
Tobacco - 0.2%
Alliance One International, Inc. (I)(L)	21,500	78,260
Star Scientific, Inc. (I)(L)	35,843	96,059
Universal Corp. (L)	5,757	287,332
Vector Group, Ltd.	13,892	206,574
		668,225
		10,516,240
Energy - 5.7%
Energy Equipment & Services - 1.9%
Basic Energy Services, Inc. (I)(L)	7,504	85,621
Bolt Technology Corp.	2,418	34,505
Bristow Group, Inc. (L)	8,889	476,984
C&J Energy Services, Inc. (I)(L)	11,008	236,012
Cal Dive International, Inc. (I)	25,404	43,949
Dawson Geophysical Company (I)	2,152	56,770
Dril-Quip, Inc. (I)	10,002	730,646
Exterran Holdings, Inc. (I)	16,111	353,153
Forum Energy Technologies, Inc. (I)(L)	5,610	138,848
Geospace Technologies Corp. (I)	3,172	281,896
Global Geophysical Services, Inc. (I)	5,219	20,093
Gulf Islands Fabrication, Inc.	3,533	84,898
Gulfmark Offshore, Inc., Class A	6,701	230,849
Heckmann Corp. (I)(L)	33,081	133,316
Helix Energy Solutions Group, Inc. (I)	26,253	541,862
Hercules Offshore, Inc. (I)(L)	39,282	242,763
Hornbeck Offshore Services, Inc. (I)	8,773	301,265
ION Geophysical Corp. (I)(L)	32,654	212,578
Key Energy Services, Inc. (I)	37,411	260,006
Lufkin Industries, Inc. (L)	8,357	485,792
Matrix Service Company (I)	6,281	72,232
Mitcham Industries, Inc. (I)(L)	3,355	45,729
Natural Gas Services Group, Inc. (I)	3,030	49,753
Newpark Resources, Inc. (I)(L)	22,797	178,956
Parker Drilling Company (I)	29,103	133,874
PHI, Inc. (I)(L)	3,213	107,603
Pioneer Energy Services Corp. (I)	15,241	110,650
RigNet, Inc. (I)	3,081	62,945
Tesco Corp. (I)	7,420	84,514
TETRA Technologies, Inc. (I)	19,712	149,614
TGC Industries, Inc.	3,962	32,449
Vantage Drilling Company (I)	47,388	86,720
Willbros Group, Inc. (I)	10,079	54,023
		6,120,868
Oil, Gas & Consumable Fuels - 3.8%
Abraxas Petroleum Corp. (I)(L)	22,046	48,281
Adams Resources & Energy, Inc.	583	20,446
Alon USA Energy, Inc.	2,331	42,168
Amyris, Inc. (I)(L)	8,080	25,210
Apco Oil and Gas International, Inc. (L)	2,339	28,793
Approach Resources, Inc. (I)(L)	8,265	206,708
Arch Coal, Inc. (L)	52,586	384,930
Berry Petroleum Company, Class A (L)	13,024	436,955
Bill Barrett Corp. (I)(L)	11,865	211,078
Bonanza Creek Energy, Inc. (I)(L)	2,434	67,641
BPZ Resources, Inc. (I)	27,372	86,222
Callon Petroleum Company (I)	9,406	44,208

The accompanying notes are an integral part of the financial statements.	30
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Carrizo Oil & Gas, Inc. (I)(L)	9,835	$205,748
Ceres, Inc. (I)	1,517	6,887
Clayton Williams Energy, Inc. (I)(L)	1,443	57,720
Clean Energy Fuels Corp. (I)(L)	16,400	204,180
Cloud Peak Energy, Inc. (I)	15,139	292,637
Comstock Resources, Inc. (I)(L)	11,911	180,213
Contango Oil & Gas Company (L)	3,260	138,094
Crimson Exploration, Inc. (I)	5,847	16,021
Crosstex Energy, Inc. (L)	10,164	145,752
CVR Energy, Inc. (I)	4,121	201,064
Delek US Holdings, Inc.	4,180	105,838
Emerald Oil, Inc. (I)	3,775	19,781
Endeavour International Corp. (I)(L)	11,526	59,705
Energy XXI Bermuda, Ltd. (L)	19,657	632,759
EPL Oil & Gas, Inc. (I)	6,857	154,625
Evolution Petroleum Corp. (I)(L)	4,549	36,983
Forest Oil Corp. (I)	29,117	194,793
Frontline, Ltd. (I)(L)	13,153	42,879
FX Energy, Inc. (I)(L)	13,968	57,408
GasLog, Ltd.	5,692	70,752
Gastar Exploration, Ltd. (I)	15,125	18,301
Gevo, Inc. (I)(L)	9,185	14,145
Goodrich Petroleum Corp. (I)(L)	6,783	63,218
Green Plains Renewable Energy, Inc. (I)(L)	6,607	52,261
Gulfport Energy Corp. (I)	13,849	529,309
Halcon Resources Corp. (I)	27,519	190,431
Harvest Natural Resources, Inc. (I)(L)	9,078	82,337
Isramco, Inc. (I)	290	30,157
KiOR, Inc., Class A (I)(L)	6,927	44,402
Knightsbridge Tankers, Ltd.	6,413	33,668
Kodiak Oil & Gas Corp. (I)	65,659	581,082
Magnum Hunter Resources Corp. (I)	36,565	145,894
Matador Resources Company (I)(L)	3,566	29,241
McMoRan Exploration Company (I)(L)	25,195	404,380
Midstates Petroleum Company, Inc. (I)(L)	6,258	43,118
Miller Energy Resources, Inc. (I)	8,056	31,902
Nordic American Tankers, Ltd. (L)	12,882	112,718
Northern Oil and Gas, Inc. (I)(L)	15,747	264,865
Oasis Petroleum, Inc. (I)(L)	19,876	632,057
Panhandle Oil and Gas, Inc., Class A (L)	1,881	53,101
PDC Energy, Inc. (I)(L)	7,435	246,916
Penn Virginia Corp. (L)	13,454	59,332
Petroquest Energy, Inc. (I)(L)	13,830	68,459
Quicksilver Resources, Inc. (I)	28,350	81,081
Renewable Energy Group, Inc. (I)	1,762	10,325
Rentech, Inc.	56,892	149,626
Resolute Energy Corp. (I)	12,136	98,666
REX American Resources Corp. (I)	1,605	30,960
Rex Energy Corp. (I)(L)	10,732	139,731
Rosetta Resources, Inc. (I)	13,174	597,573
Sanchez Energy Corp. (I)(L)	2,957	53,226
Saratoga Resources, Inc. (I)	4,899	17,342
Scorpio Tankers, Inc. (I)	9,036	64,246
SemGroup Corp., Class A (I)	10,404	406,588
Ship Finance International, Ltd. (L)	12,066	200,658
Solazyme, Inc. (I)(L)	8,547	67,179
Stone Energy Corp. (I)(L)	12,297	252,334
Swift Energy Company (I)	10,499	161,580
Synergy Resources Corp. (I)	10,643	57,366
Targa Resources Corp.	7,254	383,301
Teekay Tankers, Ltd., Class A (L)	16,330	47,357
Triangle Petroleum Corp. (I)(L)	10,644	63,758
Uranerz Energy Corp. (I)(L)	18,130	25,201

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Uranium Energy Corp. (I)(L)	20,715	$53,030
Vaalco Energy, Inc. (I)(L)	14,212	122,934
W&T Offshore, Inc.	8,733	139,990
Warren Resources, Inc. (I)	17,570	49,372
Western Refining, Inc.	14,277	402,469
Westmoreland Coal Company (I)	3,035	28,347
ZaZa Energy Corp. (I)(L)	6,586	13,501
		11,875,514
		17,996,382
Financials - 21.2%
Capital Markets - 2.3%
Apollo Investment Corp.	50,299	420,500
Arlington Asset Investment Corp., Class A	2,620	54,417
Artio Global Investors, Inc.	7,973	15,149
BGC Partners, Inc., Class A	23,725	82,089
BlackRock Kelso Capital Corp.	18,065	181,734
Calamos Asset Management, Inc., Class A	5,112	54,034
Capital Southwest Corp. (L)	764	76,117
Cohen & Steers, Inc.	4,534	138,151
Cowen Group, Inc., Class A (I)	22,972	56,281
Diamond Hill Investment Group, Inc. (L)	731	49,606
Duff & Phelps Corp., Class A (L)	7,639	119,321
Epoch Holding Corp.	3,900	108,810
Evercore Partners, Inc., Class A	7,064	213,262
FBR & Company (I)	8,625	33,379
Fidus Investment Corp.	2,942	48,396
Fifth Street Finance Corp.	22,348	232,866
Financial Engines, Inc. (I)(L)	11,478	318,515
FXCM, Inc., Class A (L)	6,072	61,145
GAMCO Investors, Inc., Class A (L)	1,667	88,468
GFI Group, Inc. (L)	18,190	58,936
Gladstone Capital Corp. (L)	5,839	47,646
Gladstone Investment Corp.	7,040	48,998
Golub Capital BDC, Inc.	4,111	65,694
Greenhill & Company, Inc.	7,201	374,380
GSV Capital Corp. (I)(L)	5,089	42,900
Harris & Harris Group, Inc. (I)	8,854	29,218
Hercules Technology Growth Capital, Inc.	12,826	142,753
HFF, Inc., Class A (L)	8,147	121,390
Horizon Technology Finance Corp.	2,281	33,964
ICG Group, Inc. (I)	9,300	106,299
INTL. FCStone, Inc. (I)(L)	3,612	62,885
Investment Technology Group, Inc. (I)	9,909	89,181
JMP Group, Inc.	4,502	27,327
KBW, Inc.	8,542	130,693
KCAP Financial, Inc. (L)	5,241	48,165
Knight Capital Group, Inc., Class A (I)	44,154	154,981
Ladenburg Thalmann
Financial Services, Inc. (I)	27,478	38,469
Main Street Capital Corp.	6,980	212,960
Manning & Napier, Inc.	3,644	45,914
MCG Capital Corp.	18,495	85,077
Medallion Financial Corp.	4,566	53,605
Medley Capital Corp. (L)	5,593	81,434
MVC Capital, Inc.	6,159	74,832
New Mountain Finance Corp. (L)	3,992	59,481
NGP Capital Resources Company	6,070	43,825
Oppenheimer Holdings, Inc., Class A	2,674	46,180
PennantPark Investment Corp.	16,080	176,800
Piper Jaffray Companies (I)	3,692	118,624
Prospect Capital Corp.	36,684	398,755
Safeguard Scientifics, Inc. (I)(L)	5,439	80,225

The accompanying notes are an integral part of the financial statements.	31
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Solar Capital, Ltd.	9,551	$228,364
Solar Senior Capital, Ltd.	2,624	48,964
Stifel Financial Corp. (I)(L)	13,297	425,105
SWS Group, Inc. (I)	7,666	40,553
TCP Capital Corp.	1,519	22,390
THL Credit, Inc.	3,610	53,392
TICC Capital Corp.	10,548	106,746
Triangle Capital Corp.	6,762	172,363
Virtus Investment Partners, Inc. (I)	1,517	183,466
Walter Investment Management Corp. (I)	8,919	383,695
Westwood Holdings Group, Inc.	1,787	73,088
WisdomTree Investments, Inc. (I)	14,397	88,110
		7,280,067
Commercial Banks - 6.0%
1st Source Corp.	3,843	84,892
1st United Bancorp, Inc.	8,478	52,988
Access National Corp. (L)	2,265	29,445
Alliance Financial Corp.	1,246	54,213
American National Bankshares, Inc.	2,280	46,033
Ameris Bancorp (I)(L)	6,410	80,061
Ames National Corp.	2,332	51,071
Arrow Financial Corp. (L)	2,879	71,831
Bancfirst Corp.	1,681	71,207
Banco Latinoamericano de
Comercio Exterior SA	7,063	152,278
BancorpSouth, Inc.	23,671	344,176
Bank of Marin Bancorp, Class A	1,385	51,882
Bank of the Ozarks, Inc. (L)	7,431	248,716
Banner Corp.	4,797	147,412
BBCN Bancorp, Inc. (L)	19,595	226,714
Boston Private Financial Holdings, Inc. (L)	19,654	177,083
Bridge Bancorp, Inc.	2,181	44,362
Bridge Capital Holdings (I)(L)	2,735	42,557
Bryn Mawr Bank Corp.	3,188	70,997
BSB Bancorp, Inc. (I)	2,396	29,303
C&F Financial Corp.	947	36,876
Camden National Corp.	2,124	72,152
Capital City Bank Group, Inc. (I)(L)	2,904	33,018
Cardinal Financial Corp.	7,465	121,456
Cathay General Bancorp	19,711	384,365
Centerstate Banks, Inc.	7,519	64,137
Central Pacific Financial Corp. (I)	5,222	81,411
Chemical Financial Corp.	6,898	163,896
Citizens & Northern Corp.	3,384	63,958
Citizens Republic Bancorp, Inc. (I)	10,059	190,819
City Holding Company (L)	3,851	134,207
CNB Financial Corp.	3,646	59,721
CoBiz Financial, Inc. (L)	8,897	66,461
Columbia Banking System, Inc. (L)	9,957	178,629
Community Bank Systems, Inc. (L)	10,012	273,928
Community Trust Bancorp, Inc.	3,495	114,566
CVB Financial Corp. (L)	22,186	230,734
Eagle Bancorp, Inc. (I)	4,563	91,123
Enterprise Financial Services Corp.	4,872	63,677
Fidelity Southern Corp. (I)	2,908	27,771
Financial Institutions, Inc.	3,772	70,272
First Bancorp North Carolina	3,747	48,037
First BanCorp Puerto Rico (I)(L)	16,811	76,994
First Bancorp, Inc. Maine	2,683	44,189
First Busey Corp.	18,539	86,206
First California Financial Group, Inc. (I)(L)	6,167	47,609
First Commonwealth Financial Corp. (L)	26,319	179,496
First Community Bancshares, Inc. (L)	4,367	69,741

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
First Connecticut Bancorp, Inc.	4,904	$67,430
First Financial Bancorp	14,699	214,899
First Financial Bankshares, Inc. (L)	8,006	312,314
First Financial Corp.	2,965	89,662
First Interstate Bancsystem, Inc. (L)	4,428	68,324
First Merchants Corp.	7,196	106,789
First Midwest Bancorp, Inc.	18,777	235,088
FirstMerit Corp. (L)	27,328	387,784
FNB Corp.	34,928	370,935
FNB United Corp. (I)	2,696	31,274
German American Bancorp, Inc.	3,276	71,155
Glacier Bancorp, Inc. (L)	18,094	266,163
Great Southern Bancorp, Inc.	2,549	64,872
Hancock Holding Company	19,067	605,187
Hanmi Financial Corp. (I)	7,903	107,402
Heartland Financial USA, Inc.	3,694	96,598
Heritage Commerce Corp. (I)	6,006	41,922
Heritage Financial Corp.	4,339	63,740
Heritage Oaks Bancorp (I)	5,916	34,313
Home BancShares, Inc. (L)	5,521	182,303
Horizon Bancorp (L)	2,054	40,361
Hudson Valley Holding Corp.	4,156	64,709
Iberiabank Corp. (L)	7,389	362,948
Independent Bank Corp. (L)	5,636	163,162
International Bancshares Corp.	13,334	240,679
Investors Bancorp, Inc.	11,091	197,198
Lakeland Bancorp, Inc.	7,303	74,345
Lakeland Financial Corp.	4,130	106,719
MainSource Financial Group, Inc.	5,559	70,433
MB Financial, Inc.	13,702	270,615
Mercantile Bank Corp.	2,474	40,821
Merchants Bancshares, Inc.	1,597	42,752
Metro Bancorp, Inc. (I)	3,984	52,668
MetroCorp Bancshares, Inc. (I)	4,339	47,686
Middleburg Financial Corp.	1,708	30,163
National Bankshares, Inc. (L)	1,829	59,241
National Penn Bancshares, Inc.	30,908	288,063
NBT Bancorp, Inc. (L)	8,299	168,221
Northrim BanCorp, Inc.	1,684	38,143
Old National Bancorp (L)	25,336	300,738
OmniAmerican Bancorp, Inc. (I)	2,965	68,580
Oriental Financial Group, Inc. (L)	10,090	134,702
Pacific Continental Corp.	5,245	51,034
Pacific Mercantile Bancorp (I)	3,136	19,725
PacWest Bancorp (L)	7,609	188,551
Park National Corp.	2,866	185,230
Park Sterling Corp. (I)	11,135	58,236
Penns Woods Bancorp, Inc.	1,019	38,121
Peoples Bancorp, Inc.	2,719	55,549
Pinnacle Financial Partners, Inc. (I)(L)	8,712	164,134
Preferred Bank (I)	3,328	47,258
PrivateBancorp, Inc. (L)	15,135	231,868
Prosperity Bancshares, Inc. (L)	11,917	500,514
Renasant Corp. (L)	6,346	121,462
Republic Bancorp, Inc., Class A (L)	2,727	57,622
S&T Bancorp, Inc. (L)	7,188	129,887
Sandy Spring Bancorp, Inc.	6,125	118,948
SCBT Financial Corp. (L)	3,803	152,805
Seacoast Banking Corp. of Florida (I)(L)	21,168	34,080
Sierra Bancorp	3,538	40,439
Simmons First National Corp., Class A	4,313	109,378
Southside Bancshares, Inc. (L)	4,391	92,474
Southwest Bancorp, Inc. (I)	5,380	60,256

The accompanying notes are an integral part of the financial statements.	32
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
State Bank Financial Corp.	7,954	$126,310
StellarOne Corp.	6,215	87,880
Sterling Bancorp	8,333	75,914
Sterling Financial Corp.	6,711	140,126
Suffolk Bancorp (I)	2,836	37,152
Sun Bancorp, Inc. (I)(L)	9,469	33,520
Susquehanna Bancshares, Inc. (L)	46,964	492,183
SY Bancorp, Inc.	3,337	74,816
Taylor Capital Group, Inc. (I)(L)	4,033	72,796
Texas Capital Bancshares, Inc. (I)(L)	10,075	451,562
The Bancorp, Inc. (I)	7,331	80,421
The First of Long Island Corp.	2,245	63,578
Tompkins Financial Corp. (L)	2,438	96,642
TowneBank (L)	6,597	102,188
Trico Bancshares	4,378	73,332
Trustmark Corp. (L)	16,224	364,391
UMB Financial Corp. (L)	8,119	355,937
Umpqua Holdings Corp. (L)	27,962	329,672
Union First Market Bankshares Corp.	5,064	79,859
United Bankshares, Inc. (L)	12,596	306,335
United Community Banks, Inc. (I)	10,243	96,489
Univest Corp. of Pennsylvania (L)	4,246	72,607
Virginia Commerce Bancorp, Inc. (I)	7,284	65,192
Washington Banking Company (L)	4,187	57,027
Washington Trust Bancorp, Inc.	3,644	95,874
Webster Financial Corp.	18,024	370,393
WesBanco, Inc. (L)	5,827	129,476
West Bancorp, Inc.	3,996	43,077
West Coast Bancorp (L)	4,846	107,339
Westamerica Bancorp.	7,053	300,387
Western Alliance Bancorp (I)	18,176	191,393
Wilshire Bancorp, Inc. (I)	15,394	90,363
Wintrust Financial Corp. (L)	9,117	334,594
		19,290,167
Consumer Finance - 0.8%
Asset Acceptance Capital Corp. (I)	4,646	20,907
Asta Funding, Inc.	2,485	23,632
Cash America International, Inc. (L)	7,327	290,662
Credit Acceptance Corp. (I)	1,981	201,428
DFC Global Corp. (I)(L)	10,993	203,480
Encore Capital Group, Inc. (I)(L)	5,504	168,532
Ezcorp, Inc., Class A (I)	11,969	237,704
First Cash Financial Services, Inc. (I)(L)	7,174	355,974
Green Dot Corp., Class A (I)	6,252	76,274
Nelnet, Inc., Class A	6,033	179,723
Netspend Holdings, Inc. (I)(L)	7,712	91,156
Nicholas Financial, Inc.	2,917	36,171
Portfolio Recovery Associates, Inc. (I)(L)	4,280	457,361
World Acceptance Corp. (I)(L)	2,620	195,347
		2,538,351
Diversified Financial Services - 0.3%
Gain Capital Holdings, Inc.	4,349	17,787
MarketAxess Holdings, Inc.	9,053	319,571
Marlin Business Services Corp.	2,293	45,998
NewStar Financial, Inc. (I)(L)	6,493	90,967
PHH Corp. (I)	14,097	320,707
PICO Holdings, Inc. (I)	5,623	113,978
Resource America, Inc., Class A	3,620	24,145
		933,153
Insurance - 2.4%
Alterra Capital Holdings, Ltd.	21,479	605,493

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
American Equity Investment Life
Holding Company (L)	14,908	$182,027
American Safety Insurance Holdings, Ltd. (I)	2,557	48,378
AMERISAFE, Inc. (I)	4,528	123,388
Amtrust Financial Services, Inc. (L)	6,687	191,850
Argo Group International Holdings, Ltd.	6,461	217,025
Baldwin & Lyons, Inc., Class B	2,293	54,711
Citizens, Inc. (I)(L)	9,777	108,036
CNO Financial Group, Inc. (L)	52,812	492,736
Crawford & Company, Class B	6,544	52,221
Donegal Group, Inc., Class A	2,266	31,815
Eastern Insurance Holdings, Inc.	1,722	29,412
eHealth, Inc. (I)	4,922	135,257
EMC Insurance Group, Inc.	1,416	33,814
Employers Holdings, Inc.	7,880	162,170
Enstar Group, Ltd. (I)	2,107	235,942
FBL Financial Group, Inc., Class A	2,406	82,309
First American Financial Corp.	26,506	638,530
Global Indemnity PLC (I)	2,528	55,945
Greenlight Capital Re, Ltd., Class A (I)	7,049	162,691
Hallmark Financial Services, Inc. (I)	4,151	38,978
Hilltop Holdings, Inc. (I)	9,831	133,112
Homeowners Choice, Inc. (L)	2,071	43,056
Horace Mann Educators Corp.	9,906	197,724
Infinity Property & Casualty Corp.	2,948	171,692
Kansas City Life Insurance Company	1,016	38,771
Maiden Holdings, Ltd.	12,378	113,754
Meadowbrook Insurance Group, Inc.	13,179	76,175
Montpelier Re Holdings, Ltd.	12,563	287,190
National Financial Partners Corp. (I)(L)	10,069	172,583
National Interstate Corp.	1,678	48,360
National Western Life Insurance
Company, Class A (L)	593	93,540
OneBeacon Insurance Group, Ltd., Class A	5,538	76,978
Platinum Underwriters Holdings, Ltd.	8,233	378,718
Primerica, Inc.	11,847	355,528
RLI Corp. (L)	5,332	344,767
Safety Insurance Group, Inc.	3,118	143,958
SeaBright Holdings, Inc.	5,672	62,789
Selective Insurance Group, Inc. (L)	13,698	263,960
State Auto Financial Corp.	3,558	53,157
Stewart Information Services Corp. (L)	4,582	119,132
Symetra Financial Corp.	19,213	249,385
The Navigators Group, Inc. (I)	2,471	126,194
The Phoenix Companies, Inc. (I)(L)	1,522	37,639
Tower Group, Inc.	8,607	152,946
United Fire Group, Inc.	4,969	108,523
Validus Holdings, Ltd.	1	35
		7,532,394
Real Estate Investment Trusts - 7.6%
Acadia Realty Trust	11,417	286,338
AG Mortgage Investment Trust, Inc.	5,814	136,513
Agree Realty Corp.	2,814	75,387
Alexander’s, Inc.	527	174,332
American Assets Trust, Inc.	8,244	230,255
American Capital Mortgage Investment Corp.	8,980	211,659
American Realty Capital Trust, Inc.	39,260	453,453
AmREIT, Inc., Class B (L)	1,187	20,357
Anworth Mortgage Asset Corp.	33,487	193,555
Apollo Commercial Real Estate Finance, Inc.	5,755	93,404
Apollo Residential Mortgage, Inc.	6,040	121,948
Ares Commercial Real Estate Corp. (L)	2,134	35,040
ARMOUR Residential REIT, Inc. (L)	73,991	478,722

The accompanying notes are an integral part of the financial statements.	33
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Ashford Hospitality Trust, Inc.	13,118	$137,870
Associated Estates Realty Corp.	12,288	198,083
Campus Crest Communities, Inc.	9,510	116,593
CapLease, Inc.	16,650	92,741
Capstead Mortgage Corp.	24,455	280,499
Cedar Realty Trust, Inc.	14,853	78,424
Chatham Lodging Trust	3,973	61,105
Chesapeake Lodging Trust	9,907	206,858
Colonial Properties Trust	21,866	467,276
Colony Financial, Inc.	10,291	200,675
Coresite Realty Corp.	5,081	140,540
Cousins Properties, Inc.	22,816	190,514
CreXus Investment Corp.	16,150	197,838
CubeSmart	30,635	446,352
CYS Investments, Inc.	43,394	512,483
DCT Industrial Trust, Inc. (L)	61,106	396,578
DiamondRock Hospitality Company (L)	46,551	418,959
DuPont Fabros Technology, Inc. (L)	15,238	368,150
Dynex Capital, Inc. (L)	13,627	128,639
EastGroup Properties, Inc.	7,116	382,912
Education Realty Trust, Inc.	28,026	298,197
EPR Properties (L)	11,622	535,890
Equity One, Inc.	13,598	285,694
Excel Trust, Inc. (L)	8,286	104,984
FelCor Lodging Trust, Inc. (I)	30,977	144,663
First Industrial Realty Trust, Inc. (I)	24,421	343,848
First Potomac Realty Trust	12,541	155,007
Franklin Street Properties Corp.	17,680	217,641
Getty Realty Corp.	6,399	115,566
Gladstone Commercial Corp.	2,686	48,214
Glimcher Realty Trust	34,736	385,222
Government Properties Income Trust	10,511	251,949
Gramercy Capital Corp. (I)	11,146	32,769
Gyrodyne Company of America, Inc.	410	29,545
Healthcare Realty Trust, Inc.	21,674	520,393
Hersha Hospitality Trust	42,527	212,635
Highwoods Properties, Inc. (L)	18,348	613,741
Hudson Pacific Properties, Inc.	8,909	187,624
Inland Real Estate Corp. (L)	18,893	158,323
Invesco Mortgage Capital, Inc.	28,713	565,933
Investors Real Estate Trust (L)	22,904	199,952
iStar Financial, Inc. (I)	20,902	170,351
Kite Realty Group Trust	16,971	94,868
LaSalle Hotel Properties	21,251	539,563
Lexington Realty Trust	32,768	342,426
LTC Properties, Inc.	7,575	266,564
Medical Properties Trust, Inc. (L)	33,632	402,239
Mission West Properties, Inc.	4,430	40,357
Monmouth Real Estate
Investment Corp., Class A	10,110	104,740
National Health Investments, Inc.	6,146	347,433
New York Mortgage Trust, Inc. (L)	12,201	77,110
NorthStar Realty Finance Corp.	33,185	233,622
Omega Healthcare Investors, Inc. (L)	26,340	628,209
One Liberty Properties, Inc. (L)	3,182	64,563
Parkway Properties, Inc.	3,926	54,925
Pebblebrook Hotel Trust	14,191	327,812
Pennsylvania Real Estate Investment Trust	13,972	246,466
PennyMac Mortgage Investment Trust	14,654	370,600
Potlatch Corp.	10,083	395,153
PS Business Parks, Inc.	4,608	299,428
RAIT Financial Trust	12,056	68,116
Ramco-Gershenson Properties Trust	11,437	152,226

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Redwood Trust, Inc.	19,680	$332,395
Resource Capital Corp.	24,573	137,609
Retail Opportunity Investments Corp. (L)	12,550	161,393
RLJ Lodging Trust	26,465	512,627
Rouse Properties, Inc.	5,372	90,894
Ryman Hospitality Properties (L)	8,045	309,411
Sabra Health Care REIT, Inc.	9,291	201,801
Saul Centers, Inc.	1,980	84,724
Select Income REIT	2,279	56,451
Sovran Self Storage, Inc.	7,239	449,542
STAG Industrial, Inc.	7,805	140,256
Starwood Property Trust, Inc.	33,691	773,545
Strategic Hotels & Resorts, Inc. (I)	44,896	287,334
Summit Hotel Properties, Inc.	10,134	96,273
Sun Communities, Inc.	7,448	297,101
Sunstone Hotel Investors, Inc. (I)	34,023	364,386
Terreno Realty Corp.	3,747	57,854
Two Harbors Investment Corp.	69,506	770,126
UMH Properties, Inc.	3,957	40,876
Universal Health Realty Income Trust	2,931	148,338
Urstadt Biddle Properties, Inc., Class A	6,217	122,351
Washington Real Estate Investment Trust (L)	16,419	429,357
Western Asset Mortgage Capital Corp.	4,757	94,046
Whitestone REIT	3,359	47,194
Winthrop Realty Trust	7,668	84,731
		24,259,228
Real Estate Management & Development - 0.2%
AV Homes, Inc. (I)	2,727	38,778
Consolidated-Tomoka Land Company (L)	1,269	39,352
Forestar Group, Inc. (I)	8,620	149,385
Kennedy-Wilson Holdings, Inc. (L)	10,772	150,593
Tejon Ranch Company (I)	3,226	90,586
Thomas Properties Group, Inc.	8,836	47,803
Zillow, Inc., Class A (I)(L)	815	22,616
		539,113
Thrifts & Mortgage Finance - 1.6%
Astoria Financial Corp. (L)	21,734	203,430
Bank Mutual Corp.	12,735	54,761
BankFinancial Corp.	5,182	38,450
Beneficial Mutual Bancorp, Inc. (I)	8,239	78,271
Berkshire Hill Bancorp, Inc.	6,289	150,056
BofI Holding, Inc. (I)	2,769	77,172
Brookline Bancorp, Inc.	17,547	149,150
Cape Bancorp, Inc.	3,370	29,285
Clifton Savings Bancorp, Inc.	2,615	29,471
Dime Community Bancshares, Inc.	8,050	111,815
Doral Financial Corp. (I)	33,663	24,375
ESB Financial Corp.	3,008	41,721
ESSA Bancorp, Inc.	2,744	29,882
EverBank Financial Corp.	5,672	84,570
Federal Agricultural Mortgage Corp., Class C	2,513	81,673
First Defiance Financial Corp.	2,767	53,099
First Financial Holdings, Inc.	4,476	58,546
First Pactrust Bancorp, Inc. (L)	3,006	36,884
Flushing Financial Corp.	7,830	120,112
Fox Chase Bancorp, Inc.	3,285	54,695
Franklin Financial Corp.	3,649	60,500
Heritage Financial Group, Inc.	2,568	35,413
Home Bancorp, Inc. (I)	2,232	40,734
Home Federal Bancorp, Inc.	4,346	54,021
Home Loan Servicing Solutions, Ltd. (L)	7,261	137,233
HomeStreet, Inc. (I)	2,300	58,765

The accompanying notes are an integral part of the financial statements.	34
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Kearny Financial Corp.	3,956	$38,571
MGIC Investment Corp. (I)	45,499	121,027
Nationstar Mortgage Holdings, Inc. (I)(L)	4,794	148,518
Northfield Bancorp, Inc. (L)	4,080	62,220
Northwest Bancshares, Inc.	24,368	295,828
OceanFirst Financial Corp.	3,929	54,024
Ocwen Financial Corp. (I)	26,802	927,040
Oritani Financial Corp.	11,439	175,245
Peoples Federal Bancshares, Inc.	1,940	33,737
Provident Financial Holdings, Inc.	2,508	43,890
Provident Financial Services, Inc.	15,041	224,412
Provident New York Bancorp	9,078	84,516
Radian Group, Inc. (L)	33,165	202,638
Rockville Financial, Inc.	7,215	93,074
SI Financial Group, Inc.	3,181	36,582
Simplicity Bancorp, Inc.	2,760	41,262
Territorial Bancorp, Inc.	3,064	70,012
Tree.com, Inc.	1,547	27,892
TrustCo Bank Corp.	23,518	124,175
United Financial Bancorp, Inc.	5,309	83,457
ViewPoint Financial Group	8,410	176,105
Walker & Dunlop, Inc. (I)	2,862	47,681
Westfield Financial, Inc. (L)	6,170	44,609
WSFS Financial Corp.	1,888	79,768
		5,130,367
		67,502,840
Health Care - 11.3%
Biotechnology - 3.4%
Achillion Pharmaceuticals, Inc. (I)(L)	14,815	118,816
Acorda Therapeutics, Inc. (I)	9,982	248,153
Aegerion Pharmaceuticals, Inc. (I)(L)	6,286	159,602
Affymax, Inc. (I)	9,013	171,247
Agenus, Inc. (I)	6,201	25,424
Alkermes PLC (I)(L)	30,507	564,990
Allos Therapeutics, Inc. (I)	21,982	0
Alnylam Pharmaceuticals, Inc. (I)(L)	11,538	210,569
AMAG Pharmaceuticals, Inc. (I)	5,216	76,727
Amicus Therapeutics, Inc. (I)	8,192	21,955
Anacor Pharmaceuticals, Inc. (I)	4,028	20,946
Arena Pharmaceuticals, Inc. (I)(L)	53,940	486,539
Arqule, Inc. (I)	15,416	43,011
Array BioPharma, Inc. (I)	22,030	81,952
Astex Pharmaceuticals (I)	22,568	65,673
AVEO Pharmaceuticals, Inc. (I)	9,345	75,227
BioCryst Pharmaceuticals, Inc. (I)(L)	13,118	18,628
Biospecifics Technologies Corp. (I)	1,427	21,334
Biotime, Inc. (I)(L)	8,280	25,999
Celldex Therapeutics, Inc. (I)	14,489	97,221
Cepheid, Inc. (I)(L)	16,319	551,745
ChemoCentryx, Inc. (I)	242	2,647
Clovis Oncology, Inc. (I)(L)	3,582	57,312
Codexis, Inc. (I)	7,041	15,561
Coronado Biosciences, Inc. (I)	2,062	9,300
Cubist Pharmaceuticals, Inc. (I)(L)	15,783	663,833
Curis, Inc. (I)(L)	19,059	65,372
Cytori Therapeutics, Inc. (I)(L)	13,146	37,072
Dendreon Corp. (I)(L)	38,206	201,728
Discovery Laboratories, Inc. (I)	11,702	24,691
Durata Therapeutics, Inc. (I)	542	4,141
Dyax Corp. (I)	24,676	85,872
Dynavax Technologies Corp. (I)(L)	43,211	123,583
Emergent Biosolutions, Inc. (I)	6,282	100,763

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Enzon Pharmaceuticals, Inc. (L)	11,112	$49,226
Exact Sciences Corp. (I)	15,862	167,979
Exelixis, Inc. (I)(L)	45,544	208,136
Genomic Health, Inc. (I)(L)	3,985	108,631
Geron Corp. (I)(L)	34,955	49,287
GTx, Inc. (I)(L)	7,203	30,253
Halozyme Therapeutics, Inc. (I)	22,220	149,096
Hyperion Therapeutics, Inc. (I)	895	10,096
Idenix Pharmaceuticals, Inc. (I)(L)	22,322	108,262
ImmunoCellular Therapeutics, Ltd. (I)	13,577	26,068
Immunogen, Inc. (I)(L)	20,726	264,257
Immunomedics, Inc. (I)	15,928	46,510
Infinity Pharmaceuticals, Inc. (I)	6,038	211,330
InterMune, Inc. (I)	16,195	156,930
Ironwood Pharmaceuticals, Inc. (I)(L)	18,629	206,596
Isis Pharmaceuticals, Inc. (I)(L)	24,895	260,402
Keryx Biopharmaceuticals Inc. (I)	18,618	48,779
Lexicon Pharmaceuticals, Inc. (I)	51,846	115,098
Ligand Pharmaceuticals, Inc., Class B (I)(L)	4,327	89,742
MannKind Corp. (I)	26,875	62,081
Maxygen, Inc.	7,846	19,301
Merrimack Pharmaceuticals, Inc. (I)	4,043	24,622
Momenta Pharmaceuticals, Inc. (I)	11,601	136,660
Neurocrine Biosciences, Inc. (I)(L)	16,476	123,240
NewLink Genetics Corp. (I)(L)	3,382	42,275
Novavax, Inc. (I)(L)	28,134	53,173
NPS Pharmaceuticals, Inc. (I)(L)	21,558	196,178
OncoGenex Pharmaceuticals, Inc. (I)	3,959	51,942
Oncothyreon, Inc. (I)	13,789	26,475
Opko Health, Inc. (I)(L)	26,477	127,354
Orexigen Therapeutics, Inc. (I)(L)	14,838	78,196
Osiris Therapeutics, Inc. (I)(L)	4,421	39,701
PDL BioPharma, Inc. (L)	35,069	247,236
Pharmacyclics, Inc. (I)(L)	13,571	785,761
Progenics Pharmaceuticals, Inc. (I)	7,948	23,685
Raptor Pharmaceutical Corp. (I)(L)	11,767	68,837
Repligen Corp. (I)(L)	7,474	47,011
Rigel Pharmaceuticals, Inc. (I)	21,274	138,281
Sangamo Biosciences, Inc. (I)(L)	12,959	77,884
Seattle Genetics, Inc. (I)(L)	23,668	549,098
SIGA Technologies, Inc. (I)	9,869	25,857
Spectrum Pharmaceuticals, Inc. (L)	14,834	165,992
Sunesis Pharmaceuticals, Inc. (I)	6,790	28,518
Synageva BioPharma Corp. (I)(L)	2,621	121,326
Synergy Pharmaceuticals, Inc. (I)(L)	10,864	57,145
Synta Pharmaceuticals Corp. (I)	9,154	82,569
Targacept, Inc. (I)	6,269	27,458
TESARO, Inc. (I)	1,142	19,357
Theravance, Inc. (I)(L)	15,109	336,477
Threshold Pharmaceuticals, Inc. (I)	11,783	49,606
Trius Therapeutics, Inc. (I)	6,846	32,724
Vanda Pharmaceuticals, Inc. (I)	7,979	29,522
Vical, Inc. (I)(L)	18,150	52,817
XOMA Corp. (I)	20,145	48,247
ZIOPHARM Oncology, Inc. (I)(L)	16,431	68,353
		10,849,270
Health Care Equipment & Supplies - 2.9%
Abaxis, Inc. (L)	5,411	200,748
ABIOMED, Inc. (I)(L)	8,302	111,745
Accuray, Inc. (I)	17,627	113,342
Align Technology, Inc. (I)	17,867	495,809
Alphatec Holdings, Inc. (I)	15,715	25,930
Analogic Corp. (L)	3,055	226,987

The accompanying notes are an integral part of the financial statements.	35
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
AngioDynamics, Inc. (I)	5,861	$64,412
Anika Therapeutics, Inc. (I)	3,148	31,291
Antares Pharma, Inc. (I)(L)	26,635	101,479
ArthroCare Corp. (I)	6,870	237,633
AtriCure, Inc. (I)	4,011	27,676
Atrion Corp.	385	75,460
Biolase, Inc. (I)	1	2
Cantel Medical Corp.	5,276	156,855
Cardiovascular Systems, Inc. (I)	4,044	50,752
Cerus Corp. (I)	14,718	46,509
Conceptus, Inc. (I)(L)	7,827	164,445
CONMED Corp. (L)	7,027	196,405
CryoLife, Inc.	7,299	45,473
Cyberonics, Inc. (I)	6,867	360,724
Cynosure, Inc., Class A (I)	2,393	57,695
Derma Sciences, Inc. (I)	2,364	26,264
DexCom, Inc. (I)(L)	17,045	231,982
Endologix, Inc. (I)	13,769	196,071
EnteroMedics, Inc. (I)(L)	7,137	19,984
Exactech, Inc. (I)	2,092	35,459
Globus Medical, Inc., Class A (I)(L)	2,367	24,830
Greatbatch, Inc. (I)	5,799	134,769
Haemonetics Corp. (I)(L)	12,636	516,054
Hansen Medical, Inc. (I)(L)	14,950	31,096
HeartWare International, Inc. (I)	3,528	296,176
ICU Medical, Inc. (I)(L)	3,109	189,431
Insulet Corp. (I)(L)	11,888	252,263
Integra LifeSciences Holdings Corp. (I)	4,852	189,082
Invacare Corp. (L)	7,734	126,064
MAKO Surgical Corp. (I)(L)	8,924	114,852
Masimo Corp.	12,404	260,608
Meridian Bioscience, Inc. (L)	10,241	207,380
Merit Medical Systems, Inc. (I)	10,460	145,394
Natus Medical, Inc. (I)	7,179	80,261
Navidea Biopharmaceuticals, Inc. (I)(L)	23,293	65,919
Neogen Corp. (I)	5,912	267,932
NuVasive, Inc. (I)	10,702	165,453
NxStage Medical, Inc. (I)	12,156	136,755
OraSure Technologies, Inc. (I)	13,470	96,715
Orthofix International NV (I)	4,667	183,553
Palomar Medical Technologies, Inc. (I)	5,224	48,113
PhotoMedex, Inc. (I)(L)	3,508	50,901
Quidel Corp. (I)(L)	6,944	129,644
Rochester Medical Corp. (I)	2,950	29,736
Rockwell Medical Technologies, Inc. (I)(L)	5,729	46,118
RTI Biologics, Inc. (I)	13,596	58,055
Solta Medical, Inc. (I)	16,639	44,426
Spectranetics Corp. (I)	8,564	126,490
Staar Surgical Company (I)	9,623	58,700
STERIS Corp.	14,382	499,487
SurModics, Inc. (I)	3,168	70,836
Symmetry Medical, Inc. (I)	8,927	93,912
Tornier BV (I)	3,919	65,800
Unilife Corp. (I)	19,499	44,263
Utah Medical Products, Inc.	826	29,777
Vascular Solutions, Inc. (I)	4,080	64,464
Volcano Corp. (I)(L)	13,267	313,234
West Pharmaceutical Services, Inc.	8,443	462,254
Wright Medical Group, Inc. (I)(L)	9,774	205,156
Young Innovations, Inc.	1,342	52,888
Zeltiq Aesthetics, Inc. (I)	4,642	21,492
		9,301,465

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services - 2.7%
Acadia Healthcare Company, Inc. (I)(L)	5,689	$132,724
Accretive Health, Inc. (I)(L)	13,955	161,320
Air Methods Corp. (L)	9,618	354,808
Almost Family, Inc. (L)	2,115	42,850
Amedisys, Inc. (I)(L)	7,806	87,974
AMN Healthcare Services, Inc. (I)	10,175	117,521
Amsurg Corp. (I)	7,956	238,760
Assisted Living Concepts, Inc., Class A (L)	5,001	48,760
Bio-Reference Labs, Inc. (I)(L)	6,145	176,300
BioScrip, Inc. (I)	10,902	117,415
Capital Senior Living Corp. (I)	7,070	132,138
Centene Corp. (I)	12,817	525,497
Chemed Corp. (L)	4,785	328,203
Chindex International, Inc. (I)	3,296	34,608
Corvel Corp. (I)	1,505	67,469
Cross Country Healthcare, Inc. (I)	7,220	34,656
Emeritus Corp. (I)	7,665	189,479
ExamWorks Group, Inc. (I)	7,138	99,861
Five Star Quality Care, Inc. (I)(L)	10,211	51,157
Gentiva Health Services, Inc. (I)(L)	7,624	76,621
Hanger, Inc. (I)(L)	8,518	233,052
HealthSouth Corp. (I)(L)	23,888	504,276
Healthways, Inc. (I)	8,154	87,248
HMS Holdings Corp. (I)(L)	21,385	554,299
IPC The Hospitalist Company, Inc. (I)	4,126	163,843
Kindred Healthcare, Inc. (I)(L)	13,072	141,439
Landauer, Inc.	2,314	141,640
LHC Group, Inc. (I)(L)	3,887	82,793
Magellan Health Services, Inc. (I)	6,788	332,612
Molina Healthcare, Inc. (I)	7,444	201,435
MWI Veterinary Supply, Inc. (I)(L)	3,198	351,780
National Healthcare Corp. (L)	2,551	119,948
National Research Corp.	695	37,669
Owens & Minor, Inc. (L)	15,760	449,318
PDI, Inc. (I)	2,913	22,139
PharMerica Corp. (I)	7,273	103,568
PSS World Medical, Inc. (I)	12,546	362,328
Select Medical Holdings Corp.	8,645	81,522
Skilled Healthcare Group, Inc., Class A (I)(L)	4,993	31,805
Sunrise Senior Living, Inc. (I)(L)	14,533	208,985
Team Health Holdings, Inc. (I)	7,084	203,807
The Ensign Group, Inc.	4,244	115,394
The Providence Service Corp. (I)	3,142	53,383
Triple-S Management Corp., Class B (I)	5,005	92,442
Universal American Corp.	9,032	77,585
US Physical Therapy, Inc.	3,059	84,245
Vanguard Health Systems, Inc. (I)	7,755	94,999
WellCare Health Plans, Inc. (I)	10,729	522,395
		8,474,070
Health Care Technology - 0.6%
athenahealth, Inc. (I)	8,919	655,101
Computer Programs & Systems, Inc. (L)	2,712	136,522
Epocrates, Inc. (I)	4,946	43,624
Greenway Medical Technologies, Inc. (I)(L)	1,840	28,262
HealthStream, Inc. (I)(L)	4,856	118,049
MedAssets, Inc. (I)	14,517	243,450
Medidata Solutions, Inc. (I)	5,549	217,465
Merge Healthcare, Inc. (I)(L)	15,671	38,707
Omnicell, Inc. (I)	8,289	123,257
Quality Systems, Inc.	9,773	169,659
Vocera Communications, Inc. (I)	1,765	44,302
		1,818,398

The accompanying notes are an integral part of the financial statements.	36
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services - 0.3%
Affymetrix, Inc. (I)(L)	16,825	$53,335
BG Medicine, Inc. (I)	4,078	9,420
Cambrex Corp. (I)	7,492	85,259
Fluidigm Corp. (I)(L)	6,012	86,032
Furiex Pharmaceuticals, Inc. (I)(L)	2,020	38,905
Harvard Bioscience, Inc. (I)	6,973	30,542
Luminex Corp. (I)	10,351	173,483
Pacific Biosciences of California, Inc. (I)	7,986	13,576
PAREXEL International Corp. (I)	14,916	441,364
Sequenom, Inc. (I)(L)	28,340	133,765
		1,065,681
Pharmaceuticals - 1.4%
Akorn, Inc. (I)(L)	14,233	190,153
Ampio Pharmaceuticals, Inc. (I)(L)	6,475	23,245
Auxilium Pharmaceuticals, Inc. (I)	12,087	223,972
AVANIR Pharmaceuticals, Inc., Class A (I)	33,200	87,316
BioDelivery Sciences International, Inc. (I)	6,046	26,058
Cadence Pharmaceuticals, Inc. (I)(L)	14,701	70,418
Corcept Therapeutics, Inc. (I)(L)	11,727	16,770
Cornerstone Therapeutics, Inc. (I)	2,027	9,588
Depomed, Inc. (I)(L)	13,936	86,264
Endocyte, Inc. (I)(L)	7,254	65,141
Forest Laboratories, Inc.
(German Exchange) (I)	3,580	2,076
Hi-Tech Pharmacal Company, Inc. (L)	2,683	93,851
Horizon Pharma, Inc. (I)(L)	9,231	21,508
Impax Laboratories, Inc. (I)	16,740	343,003
Indevus Pharmaceuticals, Inc. (I)	17,906	0
Jazz Pharmaceuticals PLC (I)	10,371	551,737
MAP Pharmaceuticals, Inc. (I)(L)	7,044	110,661
Nektar Therapeutics (I)(L)	28,636	212,193
Obagi Medical Products, Inc. (I)	4,701	63,887
Omeros Corp. (I)(L)	6,773	35,152
Optimer Pharmaceuticals, Inc. (I)(L)	11,639	105,333
Pacira Pharmaceuticals, Inc. (I)	4,621	80,729
Pain Therapeutics, Inc. (I)	10,421	28,241
Pozen, Inc. (I)(L)	7,246	36,302
Questcor Pharmaceuticals, Inc. (L)	13,395	357,914
Repros Therapeutics, Inc. (I)(L)	4,453	70,135
Sagent Pharmaceuticals, Inc. (I)(L)	2,460	39,581
Santarus, Inc. (I)	13,729	150,744
Sciclone Pharmaceuticals, Inc. (I)(L)	14,859	64,042
Sucampo Pharmaceuticals, Inc., Class A (I)	2,762	13,534
Supernus Pharmaceuticals, Inc. (I)	872	6,252
The Medicines Company (I)	13,781	330,331
Transcept Pharmaceuticals, Inc. (I)	3,011	13,399
Ventrus Biosciences, Inc. (I)	3,430	7,409
ViroPharma, Inc. (I)(L)	17,369	395,318
Vivus, Inc. (I)(L)	24,861	333,635
XenoPort, Inc. (I)(L)	10,696	83,108
Zogenix, Inc. (I)(L)	13,549	18,020
		4,367,020
		35,875,904
Industrials - 14.6%
Aerospace & Defense - 1.6%
AAR Corp.	9,975	186,333
Aerovironment, Inc. (I)	4,248	92,352
American Science & Engineering, Inc.	2,075	135,311
API Technologies Corp. (I)	9,037	26,569
Astronics Corp. (I)	3,109	71,134
Cubic Corp.	4,023	192,983

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Curtiss-Wright Corp.	11,685	$383,619
DigitalGlobe, Inc. (I)(L)	9,018	220,400
Esterline Technologies Corp. (I)	7,643	486,171
GenCorp, Inc. (I)(L)	14,989	137,149
GeoEye, Inc. (I)	3,779	116,129
HEICO Corp. (L)	13,113	586,938
Hexcel Corp. (I)	24,836	669,579
Kratos Defense &
Security Solutions, Inc. (I)(L)	10,681	53,725
LMI Aerospace, Inc. (I)	2,263	43,766
Moog, Inc., Class A (I)	11,239	461,136
National Presto Industries, Inc. (L)	1,178	81,400
Orbital Sciences Corp. (I)	14,579	200,753
Sypris Solutions, Inc.	2,689	10,648
Taser International, Inc. (I)	13,857	123,882
Teledyne Technologies, Inc. (I)	9,189	597,928
The KEYW Holding Corp. (I)(L)	6,203	78,716
		4,956,621
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. (I)	14,317	57,411
Atlas Air Worldwide Holdings, Inc. (I)(L)	6,570	291,117
Echo Global Logistics, Inc. (I)	3,891	69,921
Forward Air Corp.	7,202	252,142
Hub Group, Inc., Class A (I)	9,197	309,019
Pacer International, Inc. (I)	9,556	37,268
Park-Ohio Holdings Corp. (I)	2,355	50,185
XPO Logistics, Inc. (I)(L)	4,311	74,925
		1,141,988
Airlines - 0.8%
Alaska Air Group, Inc. (I)	17,678	761,745
Allegiant Travel Company (L)	3,677	269,929
Hawaiian Holdings, Inc. (I)(L)	12,995	85,377
JetBlue Airways Corp. (I)(L)	57,866	330,415
Republic Airways Holdings, Inc. (I)(L)	12,914	73,352
SkyWest, Inc.	12,817	159,700
Spirit Airlines, Inc. (I)	10,338	183,189
US Airways Group, Inc. (I)(L)	40,431	545,819
		2,409,526
Building Products - 0.9%
AAON, Inc.	4,654	97,129
Ameresco, Inc., Class A (I)	5,328	52,268
American Woodmark Corp. (I)	2,409	67,018
AO Smith Corp.	9,722	613,167
Apogee Enterprises, Inc.	7,057	169,156
Builders FirstSource, Inc. (I)(L)	11,207	62,535
Gibraltar Industries, Inc. (I)	7,550	120,196
Griffon Corp. (L)	11,194	128,283
Insteel Industries, Inc. (L)	4,847	60,491
NCI Building Systems, Inc. (I)	4,787	66,539
Nortek, Inc. (I)	1,933	128,061
Patrick Industries, Inc. (I)	1,029	16,011
PGT, Inc. (I)	4,906	22,077
Quanex Building Products Corp.	9,154	186,833
Simpson Manufacturing Company, Inc. (L)	9,943	326,031
Trex Company, Inc. (I)	3,765	140,171
Universal Forest Products, Inc. (L)	4,882	185,711
USG Corp. (I)(L)	18,466	518,341
		2,960,018
Commercial Services & Supplies - 2.2%
A.T. Cross Company, Class A (I)	2,826	30,464
ABM Industries, Inc.	13,314	265,614

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
ACCO Brands Corp. (I)	28,080	$206,107
Acorn Energy, Inc. (L)	4,807	37,543
ARC Document Solutions, Inc. (I)	10,113	25,889
Casella Waste Systems, Inc., Class A (I)	9,100	39,858
Cenveo, Inc. (I)	14,115	38,111
Consolidated Graphics, Inc. (I)	1,989	69,456
Courier Corp.	2,277	25,047
Deluxe Corp. (L)	12,715	409,932
EnergySolutions, Inc. (I)	20,459	63,832
EnerNOC, Inc. (I)	6,391	75,094
Ennis, Inc.	6,688	103,463
G&K Services, Inc., Class A	4,665	159,310
Healthcare Services Group, Inc. (L)	16,706	388,080
Heritage-Crystal Clean, Inc. (I)	2,076	31,161
Herman Miller, Inc.	14,426	309,005
HNI Corp.	11,307	339,888
InnerWorkings, Inc. (I)(L)	8,168	112,555
Interface, Inc. (L)	14,440	232,195
Intersections, Inc.	2,557	24,240
Kimball International, Inc., Class B	8,070	93,693
Knoll, Inc.	11,827	181,663
McGrath RentCorp. (L)	6,157	178,676
Metalico, Inc. (I)(L)	10,426	20,435
Mine Safety Appliances Company	6,864	293,161
Mobile Mini, Inc. (I)(L)	9,586	199,676
Multi-Color Corp.	3,342	80,175
NL Industries, Inc.	1,730	19,809
Performant Financial Corp. (I)	2,233	22,553
Quad/Graphics, Inc. (L)	6,470	131,923
Schawk, Inc. (L)	3,219	42,362
Standard Parking Corp. (I)	3,824	84,090
Steelcase, Inc., Class A (L)	18,763	239,041
Swisher Hygiene, Inc. (I)	29,033	50,808
Sykes Enterprises, Inc. (I)(L)	9,853	149,963
Team, Inc. (I)	4,971	189,097
Tetra Tech, Inc. (I)	15,743	416,402
The Brink’s Company	11,745	335,085
The Geo Group, Inc.	17,625	497,025
TMS International Corp., Class A (I)	3,623	45,360
TRC Companies, Inc. (I)	4,241	24,683
UniFirst Corp.	3,632	266,298
United Stationers, Inc. (L)	10,080	312,379
US Ecology, Inc.	4,509	106,142
Viad Corp.	4,925	133,763
		7,101,106
Construction & Engineering - 0.8%
Aegion Corp. (I)(L)	9,769	216,774
Argan, Inc.	2,765	49,770
Comfort Systems USA, Inc.	9,209	111,981
Dycom Industries, Inc. (I)	8,330	164,934
EMCOR Group, Inc.	16,617	575,114
Furmanite Corp. (I)	10,186	54,699
Granite Construction, Inc.	9,604	322,886
Great Lakes Dredge & Dock Corp. (L)	14,778	131,968
Layne Christensen Company (I)(L)	4,887	118,607
MasTec, Inc. (I)(L)	13,625	339,671
Michael Baker Corp.	2,314	57,688
MYR Group, Inc. (I)	5,105	113,586
Northwest Pipe Company (I)	2,507	59,817
Orion Marine Group, Inc. (I)	6,573	48,049
Pike Electric Corp.	4,170	39,824
Primoris Services Corp.	7,418	111,567
Sterling Construction Company, Inc. (I)	3,839	38,160

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Tutor Perini Corp. (I)	8,749	$119,861
		2,674,956
Electrical Equipment - 1.2%
Acuity Brands, Inc.	10,552	714,687
American Superconductor Corp. (I)(L)	10,425	27,314
AZZ, Inc.	6,310	242,493
Belden, Inc.	11,339	510,142
Brady Corp., Class A	12,173	406,578
Capstone Turbine Corp. (I)	78,726	70,066
Encore Wire Corp.	4,240	128,514
EnerSys, Inc. (I)	11,964	450,205
Enphase Energy, Inc. (I)	2,122	7,745
Franklin Electric Company, Inc. (L)	5,857	364,130
FuelCell Energy, Inc. (I)(L)	41,165	37,748
Generac Holdings, Inc.	6,116	209,840
Global Power Equipment Group, Inc.	4,488	76,969
II-VI, Inc. (I)(L)	12,995	237,419
LSI Industries, Inc.	5,594	39,214
Powell Industries, Inc. (I)	2,213	91,906
Preformed Line Products Company	634	37,672
Thermon Group Holdings, Inc. (I)	3,689	83,113
Vicor Corp. (I)	5,508	29,853
		3,765,608
Industrial Conglomerates - 0.2%
Raven Industries, Inc. (L)	8,990	236,976
Seaboard Corp.	75	189,741
Standex International Corp.	3,159	162,025
		588,742
Machinery - 3.2%
Accuride Corp. (I)(L)	12,438	39,926
Actuant Corp., Class A (L)	18,145	506,427
Alamo Group, Inc.	1,832	59,796
Albany International Corp., Class A (L)	6,804	154,315
Altra Holdings, Inc.	6,737	148,551
American Railcar Industries, Inc.	2,309	73,265
Ampco-Pittsburgh Corp. (L)	2,048	40,919
Astec Industries, Inc. (L)	5,070	168,983
Barnes Group, Inc.	13,502	303,255
Blount International, Inc. (I)	12,235	193,558
Briggs & Stratton Corp. (L)	12,098	255,026
Cascade Corp.	2,296	147,633
Chart Industries, Inc. (I)(L)	7,456	497,092
CIRCOR International, Inc.	4,330	171,425
CLARCOR, Inc.	12,492	596,868
Columbus McKinnon Corp. (I)	4,780	78,966
Commercial Vehicle Group, Inc. (I)	6,532	53,628
Douglas Dynamics, Inc.	5,410	77,850
Dynamic Materials Corp.	3,622	50,346
Energy Recovery, Inc. (I)(L)	10,629	36,139
EnPro Industries, Inc. (I)(L)	5,121	209,449
ESCO Technologies, Inc.	6,619	247,617
Federal Signal Corp. (I)	15,368	116,950
Flow International Corp. (I)	13,236	46,326
FreightCar America, Inc.	3,212	72,013
Graham Corp.	2,721	53,060
Greenbrier Companies, Inc. (I)(L)	5,609	90,698
Hardinge, Inc.	3,206	31,868
Hurco Companies, Inc. (I)	1,837	42,251
Hyster-Yale Materials Handling, Inc.	2,743	133,858
Hyster-Yale Materials Handling, Inc., Class B	1,419	69,247
John Bean Technologies Corp.	7,163	127,287

The accompanying notes are an integral part of the financial statements.	38
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Kadant, Inc. (I)	2,896	$76,773
Kaydon Corp.	7,854	187,946
LB Foster Company, Class A	2,276	98,869
Lindsay Corp.	3,167	253,740
Lydall, Inc. (I)	4,487	64,344
Meritor, Inc. (I)	23,832	112,725
Met-Pro Corp.	4,317	41,832
Middleby Corp. (I)(L)	4,674	599,254
Miller Industries, Inc. (L)	3,157	48,144
Mueller Industries, Inc.	4,914	245,847
Mueller Water Products, Inc., Class A	39,051	219,076
NN, Inc. (I)(L)	4,602	42,154
PMFG, Inc. (I)(L)	5,672	51,558
Proto Labs, Inc. (I)	1,175	46,319
RBC Bearings, Inc. (I)	5,523	276,537
Rexnord Corp. (I)(L)	7,207	153,509
Robbins & Myers, Inc.	9,591	570,185
Sauer-Danfoss, Inc.	2,888	154,133
Sun Hydraulics Corp.	5,142	134,103
Tennant Company	4,685	205,906
The Eastern Company	1,740	27,527
The Gorman-Rupp Company (L)	3,780	112,757
Titan International, Inc. (L)	11,875	257,925
Trimas Corp. (I)	8,027	224,435
Twin Disc, Inc. (L)	2,279	39,723
Wabash National Corp. (I)(L)	16,989	152,391
Watts Water Technologies, Inc., Class A	7,006	301,188
Woodward, Inc. (L)	17,230	656,980
		10,250,472
Marine - 0.0%
Genco Shipping & Trading, Ltd. (I)(L)	8,300	28,967
International Shipholding Corp.	1,506	24,819
Rand Logistics, Inc. (I)(L)	4,939	32,104
		85,890
Professional Services - 1.3%
Acacia Research Corp. (I)	12,327	316,188
Barrett Business Services, Inc.	1,751	66,696
CBIZ, Inc. (I)(L)	10,176	60,140
CDI Corp.	3,608	61,805
CRA International, Inc. (I)(L)	2,807	55,494
Exponent, Inc. (I)	3,349	186,975
Franklin Covey Company (I)	3,419	44,105
FTI Consulting, Inc. (I)	10,386	342,738
GP Strategies Corp. (I)	3,703	76,467
Heidrick & Struggles International, Inc.	4,724	72,088
Hill International, Inc. (I)	891	3,261
Hudson Global, Inc. (I)	7,947	35,603
Huron Consulting Group, Inc. (I)	5,674	191,157
ICF International, Inc. (I)	4,889	114,598
Insperity, Inc.	5,638	183,573
Kelly Services, Inc., Class A	6,715	105,694
Kforce, Inc.	7,034	100,797
Korn/Ferry International (I)	11,973	189,892
Mistras Group, Inc. (I)(L)	3,813	94,143
Navigant Consulting Company (I)	12,821	143,082
Odyssey Marine Exploration, Inc. (I)(L)	19,789	58,773
On Assignment, Inc. (I)	10,668	216,347
Pendrell Corp. (I)	41,390	52,565
Resources Connection, Inc.	10,474	125,060
RPX Corp. (I)	5,487	49,602
The Advisory Board Company (I)(L)	8,551	400,101
The Corporate Executive Board Company	8,330	395,342

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
The Dolan Company (I)	8,264	$32,147
TrueBlue, Inc. (I)	10,021	157,831
VSE Corp.	1,188	29,118
WageWorks, Inc. (I)	1,762	31,364
		3,992,746
Road & Rail - 1.1%
Amerco, Inc.	2,147	272,261
Arkansas Best Corp.	6,772	64,673
Avis Budget Group, Inc. (I)(L)	26,447	524,180
Celadon Group, Inc.	4,965	89,718
Genesee & Wyoming, Inc., Class A (I)(L)	11,038	839,771
Heartland Express, Inc. (L)	11,844	154,801
Knight Transportation, Inc.	14,241	208,346
Marten Transport, Ltd.	4,182	76,907
Old Dominion Freight Line, Inc. (I)	17,752	608,539
Quality Distribution, Inc. (I)	5,740	34,440
Roadrunner Transportation Systems, Inc. (I)	3,428	62,184
Saia, Inc. (I)	3,987	92,179
Swift Transportation Company (I)(L)	19,576	178,533
Universal Truckload Services, Inc.	1,515	27,649
Werner Enterprises, Inc. (L)	10,926	236,766
Zipcar, Inc. (I)(L)	6,954	57,301
		3,528,248
Trading Companies & Distributors - 0.9%
Aceto Corp.	6,646	66,726
Aircastle, Ltd.	14,554	182,507
Applied Industrial Technologies, Inc. (L)	10,515	441,735
Beacon Roofing Supply, Inc. (I)(L)	11,713	389,809
BlueLinx Holdings, Inc. (I)	1,353	3,802
CAI International, Inc. (I)	3,430	75,289
DXP Enterprises, Inc. (I)	2,180	106,973
Edgen Group, Inc. (I)	4,174	29,468
H&E Equipment Services, Inc.	7,102	107,027
Houston Wire & Cable Company	4,824	59,190
Kaman Corp. (L)	6,584	242,291
Rush Enterprises, Inc., Class A (I)	8,249	170,507
SeaCube Container Leasing, Ltd. (L)	2,932	55,268
TAL International Group, Inc. (I)(L)	7,273	264,592
Textainer Group Holdings, Ltd.	3,460	108,852
Titan Machinery, Inc. (I)	4,128	101,962
Watsco, Inc. (L)	7,323	548,493
		2,954,491
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)(L)	4,357	57,556
		46,467,968
Information Technology - 15.6%
Communications Equipment - 1.9%
ADTRAN, Inc. (L)	15,764	308,029
Anaren, Inc. (I)	3,367	65,488
Arris Group, Inc. (I)	28,069	419,351
Aruba Networks, Inc. (I)(L)	27,796	576,767
Aviat Networks, Inc. (I)	16,681	54,880
Bel Fuse, Inc., Class B	2,908	56,851
Black Box Corp. (L)	4,245	103,323
CalAmp Corp. (I)	7,087	58,964
Calix, Inc. (I)(L)	10,059	77,354
Ciena Corp. (I)	24,621	386,550
Comtech Telecommunications Corp. (L)	4,340	110,149
Digi International, Inc. (I)	6,215	58,856
Emulex Corp. (I)	21,366	155,972

The accompanying notes are an integral part of the financial statements.	39
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Extreme Networks, Inc. (I)	22,938	$83,494
Finisar Corp. (I)(L)	22,597	368,331
Globecomm Systems, Inc. (I)(L)	5,609	63,382
Harmonic, Inc. (I)	28,716	145,590
Infinera Corp. (I)(L)	26,949	156,574
InterDigital, Inc. (L)	11,018	452,840
Ixia (I)	10,388	176,388
KVH Industries, Inc. (I)	3,702	51,754
Loral Space & Communications, Inc.	2,770	151,408
NETGEAR, Inc. (I)(L)	9,417	371,218
Numerex Corp., Class A (I)(L)	2,881	37,856
Oclaro, Inc. (I)	17,428	27,362
Oplink Communications, Inc. (I)	4,977	77,542
Parkervision, Inc. (I)(L)	20,293	41,195
Plantronics, Inc.	10,536	388,462
Procera Networks, Inc. (I)	4,750	88,113
Riverbed Technology, Inc. (I)	1,021	20,136
ShoreTel, Inc. (I)	12,726	53,958
Sonus Networks, Inc. (I)(L)	51,157	86,967
Sycamore Networks, Inc.	5,397	12,089
Symmetricom, Inc. (I)	10,154	58,589
Tellabs, Inc.	90,031	205,271
Telular Corp.	4,567	43,249
Tessco Technologies, Inc. (L)	1,484	32,856
Ubiquiti Networks, Inc. (L)	2,744	33,312
ViaSat, Inc. (I)(L)	9,297	361,653
Westell Technologies, Inc., Class A (I)	13,625	25,206
		6,047,329
Computers & Peripherals - 0.7%
3D Systems Corp. (I)(L)	11,653	621,688
Avid Technology, Inc. (I)	7,091	53,750
Cray, Inc. (I)	9,242	147,410
Datalink Corp. (I)	4,189	35,816
Electronics for Imaging, Inc. (I)	11,652	221,271
Imation Corp. (I)(L)	8,200	38,294
Immersion Corp. (I)	7,381	50,707
Intermec, Inc. (I)	14,747	145,405
Intevac, Inc. (I)	6,312	28,846
OCZ Technology Group, Inc. (I)(L)	17,486	33,398
QLogic Corp. (I)	23,926	232,800
Quantum Corp. (I)(L)	56,262	69,765
Silicon Graphics International Corp. (I)(L)	7,676	78,525
STEC, Inc. (I)(L)	9,427	46,475
Super Micro Computer, Inc. (I)(L)	7,508	76,582
Synaptics, Inc. (I)(L)	8,331	249,680
		2,130,412
Electronic Equipment, Instruments & Components - 2.2%
Aeroflex Holding Corp. (I)	4,991	34,937
Agilysys, Inc. (I)	4,059	33,974
Anixter International, Inc.	6,994	447,476
Audience, Inc. (I)(L)	1,631	16,946
Badger Meter, Inc. (L)	3,621	171,672
Benchmark Electronics, Inc. (I)	14,488	240,791
Checkpoint Systems, Inc. (I)	9,804	105,295
Cognex Corp.	10,630	391,397
Coherent, Inc.	5,859	296,583
CTS Corp.	8,807	93,618
Daktronics, Inc.	8,875	98,246
DTS, Inc. (I)	4,471	74,666
Echelon Corp. (I)	10,191	24,968
Electro Rent Corp.	4,620	71,056
Electro Scientific Industries, Inc.	5,995	59,650

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Fabrinet (I)	5,739	$75,410
FARO Technologies, Inc. (I)(L)	4,156	148,286
FEI Company (L)	9,430	522,988
GSI Group, Inc. (I)	7,644	66,197
Insight Enterprises, Inc. (I)	11,252	195,447
InvenSense, Inc. (I)	8,877	98,623
KEMET Corp. (I)	11,721	58,957
Key Tronic Corp. (I)	2,863	29,317
Littelfuse, Inc.	5,374	331,630
Maxwell Technologies, Inc. (I)	7,680	63,667
Measurement Specialties, Inc. (I)	3,771	129,572
Mercury Computer Systems, Inc. (I)	8,042	73,986
Mesa Laboratories, Inc.	755	37,833
Methode Electronics, Inc.	9,106	91,333
MTS Systems Corp.	3,995	203,465
Multi-Fineline Electronix, Inc. (I)	2,297	46,422
Neonode, Inc. (I)	6,000	29,160
Newport Corp. (I)(L)	9,426	126,780
OSI Systems, Inc. (I)	4,951	317,062
Park Electrochemical Corp.	5,101	131,249
PC Connection, Inc.	2,484	28,566
Plexus Corp. (I)	8,645	223,041
Power-One, Inc. (I)(L)	17,150	70,487
Radisys Corp. (I)	6,121	18,241
RealD, Inc. (I)(L)	10,833	121,438
Richardson Electronics, Ltd.	2,876	32,556
Rofin-Sinar Technologies, Inc. (I)(L)	7,207	156,248
Rogers Corp. (I)	4,033	200,279
Sanmina Corp. (I)	20,176	223,348
ScanSource, Inc. (I)	6,808	216,290
SYNNEX Corp. (I)(L)	6,608	227,183
TTM Technologies, Inc. (I)	13,489	124,099
Universal Display Corp. (I)	9,855	252,485
Vishay Precision Group, Inc. (I)	3,236	42,780
Zygo Corp. (I)	4,306	67,604
		6,943,304
Internet Software & Services - 2.1%
Angie’s List, Inc. (I)(L)	8,790	105,392
Bankrate, Inc. (I)	11,445	142,490
Bazaarvoice, Inc. (I)	2,553	23,871
Blucora, Inc. (I)	10,055	157,964
Brightcove, Inc. (I)	1,652	14,934
Carbonite, Inc. (I)	2,575	23,819
comScore, Inc. (I)(L)	8,781	121,002
Constant Contact, Inc. (I)	7,457	105,964
Cornerstone OnDemand, Inc. (I)(L)	8,425	248,790
CoStar Group, Inc. (I)(L)	7,021	627,467
Dealertrack Holdings, Inc. (I)(L)	10,549	302,967
Demand Media, Inc. (I)	7,181	66,711
Demandware, Inc. (I)	1,740	47,537
Dice Holdings, Inc. (I)	11,522	105,772
Digital River, Inc. (I)	9,098	130,920
E2open, Inc. (I)	1,163	16,468
EarthLink, Inc.	26,475	171,029
Envestnet, Inc. (I)	5,164	72,038
ExactTarget, Inc. (I)(L)	2,303	46,060
Internap Network Services Corp. (I)	12,927	89,713
IntraLinks Holdings, Inc. (I)	9,656	59,578
Ipass, Inc. (I)	14,403	26,357
j2 Global, Inc. (L)	11,544	353,016
Keynote Systems, Inc.	4,125	58,121
KIT Digital, Inc. (I)	12,632	6,063

The accompanying notes are an integral part of the financial statements.	40
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Limelight Networks, Inc. (I)(L)	16,040	$35,609
Liquidity Services, Inc. (I)(L)	5,863	239,562
LivePerson, Inc. (I)	13,754	180,728
LogMeIn, Inc. (I)(L)	5,452	122,179
Marchex, Inc., Class B	6,220	25,564
Market Leader, Inc. (I)	5,448	35,684
MeetMe, Inc. (I)(L)	5,035	17,572
Millennial Media, Inc. (I)	3,022	37,866
Monster Worldwide, Inc. (I)(L)	29,756	167,229
Move, Inc. (I)	9,707	73,676
NIC, Inc. (L)	16,133	263,613
OpenTable, Inc. (I)(L)	5,625	274,500
Perficient, Inc. (I)	7,938	93,510
QuinStreet, Inc. (I)	8,704	58,491
RealNetworks, Inc. (I)	5,893	44,551
Responsys, Inc. (I)(L)	9,354	55,750
Saba Software, Inc. (I)	7,287	63,688
SciQuest, Inc. (I)	4,352	69,023
SPS Commerce, Inc. (I)	3,103	115,649
Stamps.com, Inc. (I)(L)	3,516	88,603
support.com, Inc. (I)	12,086	50,519
Synacor, Inc. (I)	1,815	9,928
The Active Network, Inc. (I)	10,077	49,478
Travelzoo, Inc. (I)	1,912	36,309
United Online, Inc.	22,532	125,954
Unwired Planet, Inc. (I)	23,233	27,880
ValueClick, Inc. (I)	18,722	363,394
VistaPrint NV (I)(L)	8,502	279,376
Vocus, Inc. (I)(L)	5,039	87,578
Web.com Group, Inc. (I)	8,768	129,766
WebMD Health Corp. (I)	12,572	180,282
XO Group, Inc. (I)	6,482	60,283
Yelp, Inc. (I)	2,266	42,714
Zix Corp. (I)	16,398	45,914
		6,676,465
IT Services - 1.8%
Acxiom Corp. (I)	19,114	333,730
CACI International, Inc., Class A (I)(L)	5,625	309,544
Cardtronics, Inc. (I)	11,008	261,330
Cass Information Systems, Inc. (L)	2,550	107,610
CIBER, Inc. (I)	19,109	63,824
Computer Task Group, Inc. (I)	3,825	69,730
Convergys Corp. (L)	29,011	476,071
CSG Systems International, Inc. (I)	8,473	154,039
EPAM Systems, Inc. (I)(L)	1,256	22,734
Euronet Worldwide, Inc. (I)(L)	12,608	297,549
ExlService Holdings, Inc. (I)	5,819	154,204
Forrester Research, Inc.	3,396	91,013
Global Cash Access Holdings, Inc. (I)	16,473	129,148
Heartland Payment Systems, Inc. (L)	9,630	284,085
Higher One Holdings, Inc. (I)(L)	7,744	81,622
iGATE Corp. (I)(L)	8,020	126,475
Innodata, Inc. (I)	6,101	23,062
Lionbridge Technologies, Inc. (I)	15,080	60,622
Mantech International Corp., Class A (L)	5,859	151,982
Mattersight Corp. (I)	2,854	14,184
MAXIMUS, Inc.	8,456	534,588
ModusLink Global Solutions, Inc. (I)	9,531	27,640
MoneyGram International, Inc. (I)(L)	5,238	69,613
PRGX Global, Inc. (I)	5,722	36,907
Sapient Corp. (I)	30,601	323,147
ServiceSource International, Inc. (I)	12,901	75,471
Syntel, Inc.	3,841	205,839

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
TeleTech Holdings, Inc. (I)	5,775	$102,795
The Hackett Group, Inc.	6,745	28,869
TNS, Inc. (I)	6,344	131,511
Unisys Corp. (I)(L)	10,890	188,397
Virtusa Corp. (I)	4,508	74,066
WEX, Inc. (I)(L)	9,684	729,883
		5,741,284
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Energy Industries, Inc. (I)	9,764	134,841
Alpha & Omega Semiconductor, Ltd. (I)	4,525	38,010
Amkor Technology, Inc. (I)(L)	18,010	76,543
ANADIGICS, Inc. (I)	19,179	48,331
Applied Micro Circuits Corp. (I)(L)	15,179	127,504
ATMI, Inc. (I)	7,825	163,386
Axcelis Technologies, Inc. (I)	29,465	40,956
AXT, Inc. (I)	9,041	25,405
Brooks Automation, Inc. (L)	16,178	130,233
Cabot Microelectronics Corp. (L)	5,939	210,894
Cavium, Inc. (I)	12,339	385,100
Ceva, Inc. (I)	5,644	88,893
Cirrus Logic, Inc. (I)(L)	16,056	465,142
Cohu, Inc.	6,496	70,417
CSR PLC, ADR	1,943	42,105
Cymer, Inc. (I)	7,694	695,768
Diodes, Inc. (I)(L)	8,861	153,738
DSP Group, Inc. (I)	6,102	35,148
Entegris, Inc. (I)	33,993	312,056
Entropic Communications, Inc. (I)(L)	21,637	114,460
Exar Corp. (I)	9,050	80,545
First Solar, Inc. (I)(L)	14,942	461,409
FormFactor, Inc. (I)	12,915	58,892
GSI Technology, Inc. (I)	5,880	36,868
GT Advanced Technologies, Inc. (I)(L)	28,977	87,511
Hittite Microwave Corp. (I)(L)	7,805	484,691
Inphi Corp. (I)	6,102	58,457
Integrated Device Technology, Inc. (I)	34,973	255,303
Integrated Silicon Solution, Inc. (I)	7,220	64,980
Intermolecular, Inc. (I)	3,772	33,571
International Rectifier Corp. (I)(L)	17,011	301,605
Intersil Corp., Class A	31,268	259,212
IXYS Corp.	6,446	58,916
Kopin Corp. (I)	17,448	58,102
Lattice Semiconductor Corp. (I)	28,722	114,601
LTX-Credence Corp. (I)	12,662	83,063
M/A-COM Technology
Solutions Holdings, Inc. (I)	1,609	24,087
Mattson Technology, Inc. (I)	15,828	13,296
MaxLinear, Inc., Class A (I)	6,062	30,431
MEMC Electronic Materials, Inc. (I)(L)	57,017	183,025
Micrel, Inc. (L)	11,767	111,787
Microsemi Corp. (I)	22,021	463,322
Mindspeed Technologies, Inc. (I)(L)	9,717	45,476
MIPS Technologies, Inc. (I)	11,647	91,080
MKS Instruments, Inc.	12,990	334,882
Monolithic Power Systems, Inc. (L)	7,552	168,259
MoSys, Inc. (I)	9,377	32,632
Nanometrics, Inc. (I)(L)	5,736	82,713
NeoPhotonics Corp. (I)	5,319	30,531
NVE Corp. (I)(L)	1,193	66,200
OmniVision Technologies, Inc. (I)(L)	12,923	181,956
PDF Solutions, Inc. (I)(L)	5,974	82,322
Peregrine Semiconductor Corp. (I)	1,523	23,317
Pericom Semiconductor Corp. (I)	5,587	44,864

The accompanying notes are an integral part of the financial statements.	41
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Photronics, Inc. (I)(L)	15,745	$93,840
PLX Technology, Inc. (I)	11,634	42,231
Power Integrations, Inc. (L)	6,999	235,236
QuickLogic Corp. (I)(L)	10,984	23,835
Rambus, Inc. (I)	27,050	132,004
RF Micro Devices, Inc. (I)	68,868	308,529
Rubicon Technology, Inc. (I)	4,490	27,434
Rudolph Technologies, Inc. (I)(L)	7,891	106,134
Semtech Corp. (I)	16,214	469,395
Sigma Designs, Inc. (I)	8,711	44,862
Silicon Image, Inc. (I)	20,346	100,916
Spansion, Inc., Class A (I)	12,178	169,396
STR Holdings, Inc. (I)(L)	8,235	20,752
SunPower Corp. (I)	10,358	58,212
Supertex, Inc.	2,688	47,174
Tessera Technologies, Inc.	12,743	209,240
TriQuint Semiconductor, Inc. (I)	41,613	201,407
Ultra Clean Holdings (I)	6,280	30,835
Ultratech, Inc. (I)	6,515	243,010
Veeco Instruments, Inc. (I)	9,634	284,396
Volterra Semiconductor Corp. (I)	6,222	106,832
		10,822,506
Software - 3.5%
Accelrys, Inc. (I)	13,821	125,080
ACI Worldwide, Inc. (I)	9,905	432,749
Actuate Corp. (I)	12,973	72,649
Advent Software, Inc. (I)(L)	7,750	165,695
American Software, Inc., Class A	6,369	49,423
Aspen Technology, Inc. (I)	23,316	644,454
AVG Technologies NV (I)	2,044	32,357
Blackbaud, Inc.	11,197	255,628
Bottomline Technologies, Inc. (I)(L)	8,681	229,092
BroadSoft, Inc. (I)	6,844	248,643
Callidus Software, Inc. (I)(L)	9,307	42,254
CommVault Systems, Inc. (I)	11,125	775,524
Comverse Technology, Inc. (I)	54,217	208,193
Comverse, Inc. (I)	5,438	155,146
Digimarc Corp.	1,981	41,007
Ebix, Inc. (L)	7,023	112,860
Ellie Mae, Inc. (I)	6,297	174,742
Eloqua, Inc. (I)(L)	2,297	54,186
Envivio, Inc. (I)	3,710	6,307
EPIQ Systems, Inc.	7,761	99,186
ePlus, Inc.	1,075	44,441
Exa Corp. (I)	1,530	14,887
Fair Isaac Corp.	8,552	359,441
FalconStor Software, Inc. (I)	9,028	21,035
Glu Mobile Inc. (I)(L)	14,163	32,433
Guidance Software, Inc. (I)	3,887	46,139
Guidewire Software, Inc. (I)	4,799	142,626
Imperva, Inc. (I)(L)	2,329	73,433
Infoblox, Inc. (I)	2,070	37,198
Interactive Intelligence Group (I)	3,632	121,817
Jive Software, Inc. (I)(L)	4,217	61,273
Manhattan Associates, Inc. (I)	5,068	305,803
Mentor Graphics Corp. (I)	23,198	394,830
MicroStrategy, Inc., Class A (I)	2,111	197,125
Monotype Imaging Holdings, Inc.	9,105	145,498
Netscout Systems, Inc. (I)	9,159	238,042
Parametric Technology Corp. (I)	29,734	669,312
Pegasystems, Inc. (L)	4,177	94,734
Pervasive Software, Inc. (I)	3,849	34,295
Progress Software Corp. (I)	15,599	327,423

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Proofpoint, Inc. (I)	1,692	$20,829
PROS Holdings, Inc. (I)	5,377	98,345
QAD, Inc., Class A	1,877	27,029
QLIK Technologies, Inc. (I)(L)	21,195	460,355
RealPage, Inc. (I)	8,888	191,714
Rosetta Stone, Inc. (I)(L)	2,841	35,058
Seachange International, Inc. (I)	7,519	72,709
Sourcefire, Inc. (I)(L)	7,360	347,539
SS&C Technologies Holdings, Inc. (I)	8,529	197,190
Synchronoss Technologies, Inc. (I)(L)	7,023	148,115
Take-Two Interactive Software, Inc. (I)(L)	19,390	213,484
Tangoe, Inc. (I)	7,273	86,331
TeleNav, Inc. (I)	4,617	36,844
TiVo, Inc. (I)	31,111	383,288
Tyler Technologies, Inc. (I)	7,513	363,930
Ultimate Software Group, Inc. (I)	6,641	626,977
VASCO Data Security International, Inc. (I)	7,380	60,221
Verint Systems, Inc. (I)(L)	5,432	159,484
VirnetX Holding Corp. (I)(L)	10,446	305,859
Websense, Inc. (I)	9,198	138,338
		11,260,599
		49,621,899
Materials - 4.9%
Chemicals - 2.0%
A. Schulman, Inc.	7,352	212,693
ADA-ES, Inc. (I)(L)	2,404	40,580
American Vanguard Corp.	6,954	216,061
Arabian American
Development Company (I)(L)	5,356	44,508
Balchem Corp.	7,283	265,101
Calgon Carbon Corp. (I)(L)	14,037	199,045
Chemtura Corp. (I)	24,543	521,784
Ferro Corp. (I)(L)	20,638	86,267
Flotek Industries, Inc. (I)(L)	12,233	149,243
FutureFuel Corp.	4,903	58,052
Georgia Gulf Corp. (L)	8,520	351,706
GSE Holding, Inc. (I)(L)	2,405	14,911
H.B. Fuller Company	12,422	432,534
Hawkins, Inc. (L)	2,240	86,554
Innophos Holdings, Inc.	5,433	252,635
Innospec, Inc.	5,757	198,559
KMG Chemicals, Inc.	2,142	37,635
Koppers Holdings, Inc.	5,179	197,579
Kraton Performance Polymers, Inc. (I)(L)	7,956	191,183
Landec Corp. (I)	6,368	60,432
LSB Industries, Inc. (I)	4,621	163,676
Minerals Technologies, Inc.	8,836	352,733
Olin Corp.	19,922	430,116
OM Group, Inc. (I)	7,932	176,090
OMNOVA Solutions, Inc. (I)	12,058	84,527
PolyOne Corp.	22,329	455,958
Quaker Chemical Corp.	3,228	173,860
Sensient Technologies Corp.	12,417	441,549
Spartech Corp. (I)	8,003	72,587
Stepan Company	4,182	232,268
Tredegar Corp.	5,971	121,928
Zep, Inc.	5,402	78,005
Zoltek Companies, Inc. (I)	7,108	55,087
		6,455,446
Construction Materials - 0.4%
Eagle Materials, Inc.	12,184	712,764

The accompanying notes are an integral part of the financial statements.	42
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Headwaters, Inc. (I)	15,319	$131,131
Texas Industries, Inc. (I)(L)	5,615	286,421
United States Lime & Minerals, Inc. (I)	485	22,853
		1,153,169
Containers & Packaging - 0.2%
AEP Industries, Inc. (I)(L)	1,043	61,777
Boise, Inc.	24,978	198,575
Graphic Packaging Holding Company (I)	41,675	269,221
Myers Industries, Inc.	8,260	125,139
UFP Technologies, Inc. (I)	1,560	27,955
		682,667
Metals & Mining - 1.5%
A. M. Castle & Company (I)(L)	4,365	64,471
AK Steel Holding Corp. (L)	27,098	124,651
AMCOL International Corp. (L)	6,253	191,842
Century Aluminum Company (I)(L)	13,172	115,387
Coeur d’Alene Mines Corp. (I)	22,396	550,942
General Moly, Inc. (I)(L)	16,498	66,157
Globe Specialty Metals, Inc. (L)	15,226	209,358
Gold Reserve, Inc. (I)	13,926	46,095
Gold Resource Corp. (L)	7,342	113,140
Golden Minerals Company (I)(L)	7,604	34,902
Golden Star Resources, Ltd. (I)(L)	64,500	118,680
Haynes International, Inc.	3,036	157,477
Hecla Mining Company (L)	71,065	414,309
Horsehead Holding Corp. (I)	10,791	110,176
Kaiser Aluminum Corp. (L)	4,787	295,310
Materion Corp. (L)	5,014	129,261
McEwen Mining, Inc. (I)(L)	54,086	207,149
Metals USA Holdings Corp.	2,937	51,368
Midway Gold Corp. (I)(L)	30,524	42,428
Noranda Aluminum Holding Corp. (L)	8,648	52,839
Olympic Steel, Inc. (L)	2,198	48,664
Paramount Gold and Silver Corp. (I)	31,480	73,034
Revett Minerals, Inc. (I)	7,075	19,952
RTI International Metals, Inc. (I)(L)	7,460	205,598
Schnitzer Steel Industries, Inc., Class A	6,206	188,228
Stillwater Mining Company (I)(L)	28,749	367,412
SunCoke Energy, Inc. (I)	17,361	270,658
U.S. Silica Holdings, Inc. (L)	3,006	50,290
Universal Stainless & Alloy (I)	1,655	60,854
US Antimony Corp. (I)(L)	14,304	25,175
Vista Gold Corp. (I)(L)	15,421	41,637
Worthington Industries, Inc.	12,968	337,038
		4,784,482
Paper & Forest Products - 0.8%
Buckeye Technologies, Inc.	9,775	280,640
Clearwater Paper Corp. (I)	5,830	228,303
Deltic Timber Corp. (L)	2,697	190,462
KapStone Paper and Packaging Corp.	10,058	223,187
Louisiana-Pacific Corp. (I)	34,225	661,227
Neenah Paper, Inc.	4,057	115,503
P.H. Glatfelter Company (L)	10,533	184,117
Resolute Forest Products (I)(L)	19,838	262,655
Schweitzer-Mauduit International, Inc.	7,746	302,326
Wausau Paper Corp. (L)	10,786	93,407
		2,541,827
		15,617,591

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.6%
8x8, Inc. (I)	17,662	$130,522
Atlantic Tele-Network, Inc.	2,196	80,615
Cbeyond, Inc. (I)	6,689	60,469
Cincinnati Bell, Inc. (I)(L)	49,106	269,101
Cogent Communications Group, Inc.	11,722	265,386
Consolidated
Communications Holdings, Inc. (L)	9,731	154,918
Fairpoint Communications, Inc. (I)(L)	5,399	42,868
General Communication, Inc., Class A (I)	9,466	90,779
Hawaiian Telcom Holdco, Inc. (I)(L)	2,857	55,712
HickoryTech Corp.	3,915	38,093
IDT Corp., Class B	4,053	38,666
inContact, Inc. (I)(L)	9,736	50,432
Iridium Communications, Inc. (I)	12,973	87,438
Lumos Networks Corp.	4,034	40,421
magicJack VocalTec, Ltd. (I)(L)	3,627	66,048
Neutral Tandem, Inc.	7,382	18,972
ORBCOMM, Inc. (I)	9,800	38,416
Premiere Global Services, Inc. (I)	12,256	119,864
Primus Telecommunications Group, Inc. (L)	3,290	35,762
Towerstream Corp. (I)(L)	12,671	41,181
Vonage Holdings Corp. (I)	38,393	90,991
		1,816,654
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (I)(L)	4,251	32,095
Leap Wireless International, Inc. (I)(L)	13,009	86,510
NTELOS Holdings Corp.	3,843	50,382
Shenandoah Telecommunications Company (L)	5,881	90,038
USA Mobility, Inc. (L)	5,789	67,616
		326,641
		2,143,295
Utilities - 3.1%
Electric Utilities - 1.4%
ALLETE, Inc. (L)	9,497	389,187
Cleco Corp.	15,237	609,632
El Paso Electric Company	10,010	319,419
IDACORP, Inc.	12,504	542,048
MGE Energy, Inc.	5,779	294,440
Otter Tail Corp.	9,029	225,725
PNM Resources, Inc.	19,831	406,734
Portland General Electric Company	18,806	514,532
The Empire District Electric Company	10,478	213,542
UIL Holdings Corp.	12,616	451,779
Unitil Corp.	3,492	90,513
UNS Energy Corp.	10,081	427,636
		4,485,187
Gas Utilities - 0.9%
Chesapeake Utilities Corp.	2,448	111,139
New Jersey Resources Corp.	10,246	405,947
Northwest Natural Gas Company (L)	6,719	296,980
Piedmont Natural Gas Company, Inc. (L)	17,745	555,596
South Jersey Industries, Inc. (L)	7,594	382,206
Southwest Gas Corp.	11,581	491,150
The Laclede Group, Inc. (L)	5,704	220,231
WGL Holdings, Inc.	12,772	500,535
		2,963,784
Independent Power Producers & Energy Traders - 0.1%
Atlantic Power Corp. (L)	28,149	321,743
Genie Energy, Ltd., B Shares	3,250	23,075

The accompanying notes are an integral part of the financial statements.	43
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Independent Power Producers & Energy Traders (continued)
NRG Energy, Inc.	1	$20
Ormat Technologies, Inc.	4,373	84,311
		429,149
Multi-Utilities - 0.4%
Avista Corp.	14,566	351,186
Black Hills Corp. (L)	10,946	397,778
CH Energy Group, Inc.	3,754	244,836
NorthWestern Corp.	9,095	315,869
		1,309,669
Water Utilities - 0.3%
American States Water Company (L)	4,700	225,506
Artesian Resources Corp., Class A	1,952	43,783
Cadiz, Inc. (I)(L)	3,211	25,431
California Water Service Group (L)	10,423	191,262
Connecticut Water Service, Inc. (L)	2,269	67,571
Consolidated Water Company, Ltd.	4,302	31,835
Middlesex Water Company	4,059	79,394
SJW Corp. (L)	3,540	94,164
York Water Company	3,306	58,086
		817,032
		10,004,821
TOTAL COMMON STOCKS (Cost $220,405,861)	$ 297,589,696

PREFERRED SECURITIES - 0.0%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Alere, Inc., 3.000%	4	741
TOTAL PREFERRED SECURITIES (Cost $680)	$ 741

INVESTMENT COMPANIES - 0.0%
Financials - 0.0%
Firsthand Technology Value Fund, Inc. (I)	2,016	35,159
TOTAL INVESTMENT COMPANIES (Cost $36,379)	$ 35,159

WARRANTS - 0.0%
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I)(L)	3,128	63
TOTAL WARRANTS (Cost $0)	$ 63

SECURITIES LENDING COLLATERAL - 26.3%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	8,373,090	83,792,860
TOTAL SECURITIES LENDING
COLLATERAL (Cost $83,798,004)	$ 83,792,860

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 6.0%
Repurchase Agreement - 6.0%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $19,037,011 on 01/02/2013,
collateralized by $19,505,000 U.S. Treasury
Note, 0.500% due 07/31/2017 (valued at
$19,422,123, including interest)	$ 19,037,000	$19,037,000
TOTAL SHORT-TERM INVESTMENTS (Cost $19,037,000)	$ 19,037,000
Total Investments (Small Cap Index Trust)
(Cost $323,277,924) - 125.8%	$ 400,455,519
Other assets and liabilities, net - (25.8%)		(82,039,754)
TOTAL NET ASSETS - 100.0%		$ 318,415,765

Strategic Equity Allocation Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.3%
Consumer Discretionary - 11.0%
Auto Components - 0.5%
Aisin Seiki Company, Ltd.	35,227	$1,098,636
American Axle &
Manufacturing Holdings, Inc. (I)	21,319	238,773
BorgWarner, Inc. (I) (L)	42,308	3,030,099
Bridgestone Corp.	119,574	3,099,490
Cie Generale des Etablissements Michelin	33,477	3,173,718
Continental AG	20,224	2,340,018
Cooper Tire & Rubber Company	19,797	502,052
Dana Holding Corp.	46,972	733,233
Delphi Automotive PLC (I)	109,740	4,197,555
Denso Corp.	89,406	3,110,875
Dorman Products, Inc. (L)	7,806	275,864
Drew Industries, Inc. (L)	6,079	196,048
Exide Technologies (I)	25,400	86,868
Federal-Mogul Corp. (I)	6,294	50,478
Fuel Systems Solutions, Inc. (I) (L)	4,754	69,884
Gentex Corp. (L)	70,079	1,318,887
Gentherm, Inc. (I)	9,622	127,973
GKN PLC	299,481	1,117,439
Johnson Controls, Inc.	253,338	7,777,477
Koito Manufacturing Company, Ltd.	18,518	270,041
Modine Manufacturing Company (I)	15,072	122,535
NGK Spark Plug Company, Ltd.	31,954	424,648
NHK Spring Company, Ltd.	29,877	246,205
NOK Corp.	19,572	303,212
Nokian Renkaat OYJ	20,600	828,917
Pirelli & C. SpA	43,023	493,601
Spartan Motors, Inc. (L)	11,392	56,163
Standard Motor Products, Inc.	6,462	143,586
Stanley Electric Company, Ltd.	27,067	385,293
Stoneridge, Inc. (I)	9,625	49,280
Sumitomo Rubber Industries, Ltd.	32,130	388,203
Superior Industries International, Inc.	7,393	150,817
Tenneco, Inc. (I)	19,310	677,974
The Goodyear Tire & Rubber Company (I)	92,300	1,274,663
Toyoda Gosei Company, Ltd.	12,203	248,257
Toyota Boshoku Corp.	12,289	142,549
Toyota Industries Corp.	29,968	956,596
		39,707,907

The accompanying notes are an integral part of the financial statements.	44
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Automobiles - 1.1%
Bayerische Motoren Werke AG	60,917	$5,874,957
Daihatsu Motor Company, Ltd.	36,012	712,304
Daimler AG	166,759	9,112,505
Fiat SpA (I)	160,481	810,612
Ford Motor Company	1,413,142	18,300,189
Fuji Heavy Industries, Ltd.	108,014	1,360,033
Harley-Davidson, Inc.	84,532	4,128,543
Honda Motor Company, Ltd.	299,657	11,044,881
Isuzu Motors, Ltd.	217,979	1,298,468
Mazda Motor Corp. (I)	495,094	1,010,993
Mitsubishi Motors Corp. (I)	709,086	732,967
Nissan Motor Company, Ltd.	457,065	4,338,208
Peugeot SA (I) (L)	43,428	321,938
Renault SA	35,352	1,950,438
Suzuki Motor Corp.	67,035	1,752,412
Thor Industries, Inc. (L)	21,626	809,461
Toyota Motor Corp.	507,061	23,667,867
Volkswagen AG	5,426	1,165,681
Winnebago Industries, Inc. (I) (L)	9,361	160,354
Yamaha Motor Company, Ltd.	52,653	583,638
		89,136,449
Commercial Services & Supplies - 0.0%
Actrade Financial Technologies, Ltd. (I)	382	0
Distributors - 0.1%
Core-Mark Holding Company, Inc.	3,657	173,159
Genuine Parts Company (L)	57,622	3,663,607
Jardine Cycle and Carriage, Ltd.	19,467	774,524
Li & Fung, Ltd.	1,074,227	1,935,494
LKQ Corp. (I) (L)	145,854	3,077,519
Pool Corp.	15,064	637,508
VOXX International Corp. (I)	6,210	41,793
Weyco Group, Inc.	2,270	53,027
		10,356,631
Diversified Consumer Services - 0.1%
American Public Education, Inc. (I)	5,736	207,127
Apollo Group, Inc., Class A (I) (L)	38,056	796,132
Ascent Capital Group, Inc., Class A (I)	4,520	279,969
Benesse Holdings, Inc.	12,255	507,949
Bridgepoint Education, Inc. (I)	5,753	59,256
Capella Education Company (I)	4,056	114,501
Career Education Corp. (I) (L)	16,507	58,105
Carriage Services, Inc.	5,285	62,733
Coinstar, Inc. (I) (L)	9,911	515,471
Corinthian Colleges, Inc. (I) (L)	24,691	60,246
DeVry, Inc.	27,996	664,345
Education Management Corp. (I) (L)	9,165	40,143
Grand Canyon Education, Inc. (I) (L)	12,690	297,834
H&R Block, Inc.	99,647	1,850,445
Hillenbrand, Inc.	17,518	396,082
K12, Inc. (I) (L)	8,559	174,946
Lincoln Educational Services Corp.	7,622	42,607
Mac-Gray Corp.	4,074	51,129
Matthews International Corp., Class A (L)	22,448	720,581
Regis Corp. (L)	46,404	785,156
Service Corp. International	104,451	1,442,468
Sotheby’s (L)	54,726	1,839,888
Steiner Leisure, Ltd. (I)	4,846	233,529
Stewart Enterprises, Inc., Class A (L)	23,853	182,237
Strayer Education, Inc.	9,618	540,243
Universal Technical Institute, Inc.	6,892	69,196
		11,992,318

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 1.6%
Accor SA	27,125	$972,989
AFC Enterprises, Inc. (I)	7,741	202,272
Ameristar Casinos, Inc.	10,599	278,118
Bally Technologies, Inc. (I) (L)	20,116	899,386
Biglari Holdings, Inc. (I)	384	149,768
BJ’s Restaurants, Inc. (I) (L)	7,821	257,311
Bloomin’ Brands, Inc. (I)	5,814	90,931
Bluegreen Corp. (I)	4,766	44,705
Bob Evans Farms, Inc.	23,039	926,168
Boyd Gaming Corp. (I) (L)	17,660	117,262
Bravo Brio Restaurant Group, Inc. (I)	6,276	84,287
Brinker International, Inc. (L)	35,943	1,113,874
Buffalo Wild Wings, Inc. (I) (L)	5,874	427,745
Caesars Entertainment Corp. (I) (L)	11,779	81,511
Caribou Coffee Company, Inc. (I) (L)	6,749	109,266
Carnival Corp. (L)	165,812	6,096,907
Carnival PLC	33,491	1,294,648
Carrols Restaurant Group, Inc. (I)	5,539	33,123
CEC Entertainment, Inc.	5,864	194,626
Chipotle Mexican Grill, Inc. (I) (L)	11,744	3,493,370
Churchill Downs, Inc.	4,155	276,100
Chuy’s Holdings, Inc. (I) (L)	2,160	48,254
Compass Group PLC	342,171	4,046,774
Cracker Barrel Old Country Store, Inc.	6,047	388,580
Crown, Ltd.	73,569	819,547
Darden Restaurants, Inc. (L)	47,470	2,139,473
Del Frisco’s Restaurant Group, Inc. (I)	2,067	32,225
Denny’s Corp. (I)	30,818	150,392
DineEquity, Inc. (I) (L)	4,859	325,553
Domino’s Pizza, Inc.	18,299	796,921
Echo Entertainment Group, Ltd.	134,810	486,097
Einstein Noah Restaurant Group, Inc.	2,049	25,018
Fiesta Restaurant Group, Inc. (I)	5,136	78,684
Flight Centre, Ltd. (L)	10,100	286,425
Galaxy Entertainment Group, Ltd. (I)	385,609	1,535,603
Genting Singapore PLC	1,119,571	1,281,048
Ignite Restaurant Group, Inc. (I)	2,190	28,470
Intercontinental Hotels Group PLC	49,984	1,405,634
International Game Technology	97,472	1,381,178
International Speedway Corp., Class A (L)	21,374	590,350
Interval Leisure Group, Inc.	12,462	241,638
Isle of Capri Casinos, Inc. (I)	6,939	38,858
Jack in the Box, Inc. (I)	14,000	400,400
Jamba, Inc. (I) (L)	22,353	50,071
Krispy Kreme Doughnuts, Inc. (I)	18,987	178,098
Life Time Fitness, Inc. (I) (L)	33,291	1,638,250
Luby’s, Inc. (I)	6,499	43,478
Marcus Corp.	6,459	80,544
Marriott International, Inc., Class A (L)	93,217	3,474,198
Marriott Vacations Worldwide Corp. (I)	8,378	349,111
McDonald’s Corp.	373,777	32,970,869
McDonald’s Holdings Company, Ltd. (L)	12,461	328,699
MGM China Holdings, Ltd.	178,710	327,037
Monarch Casino & Resort, Inc. (I)	3,150	34,367
Morgans Hotel Group Company (I)	7,377	40,869
Multimedia Games Holding Company, Inc. (I)	8,845	130,110
Nathan’s Famous, Inc. (I)	986	33,228
OPAP SA	41,642	298,289
Orient-Express Hotels, Ltd., Class A (I)	30,772	359,725
Oriental Land Company, Ltd.	9,145	1,105,071
Panera Bread Company, Class A (I)	13,905	2,208,531
Papa John’s International, Inc. (I)	5,673	311,675
Pinnacle Entertainment, Inc. (I)	19,926	315,429

The accompanying notes are an integral part of the financial statements.	45
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Premier Exhibitions, Inc. (I)	9,456	$25,626
Red Lion Hotels Corp. (I)	4,725	37,280
Red Robin Gourmet Burgers, Inc. (I) (L)	4,696	165,722
Ruby Tuesday, Inc. (I)	20,509	161,201
Ruth’s Hospitality Group, Inc. (I) (L)	11,731	85,284
Sands China, Ltd.	444,053	1,992,002
Scientific Games Corp., Class A (I) (L)	44,145	382,737
Shangri-La Asia, Ltd.	284,345	572,955
SHFL Entertainment, Inc. (I) (L)	17,623	255,534
Six Flags Entertainment Corp.	12,552	768,182
SJM Holdings, Ltd.	365,042	859,037
SKYCITY Entertainment Group, Ltd.	108,636	341,110
Sodexo	17,333	1,452,428
Sonic Corp. (I) (L)	19,317	201,090
Speedway Motorsports, Inc.	3,824	68,220
Starbucks Corp.	276,240	14,811,989
Starwood Hotels & Resorts Worldwide, Inc.	72,864	4,179,479
Tabcorp Holdings, Ltd.	137,216	438,522
Tatts Group, Ltd.	249,971	787,057
Texas Roadhouse, Inc.	19,879	333,967
The Cheesecake Factory, Inc. (L)	41,544	1,359,320
The Wendy’s Company (L)	137,929	648,266
Town Sports International Holdings, Inc.	7,637	81,334
TUI Travel PLC	84,175	391,726
Vail Resorts, Inc. (L)	11,409	617,113
Whitbread PLC	32,810	1,308,023
WMS Industries, Inc. (I) (L)	44,249	774,358
Wyndham Worldwide Corp.	52,691	2,803,688
Wynn Macau, Ltd. (I)	286,003	788,205
Wynn Resorts, Ltd.	29,442	3,311,931
Yum! Brands, Inc.	167,855	11,145,572
		129,098,096
Household Durables - 0.5%
American Greetings Corp., Class A (L)	10,136	171,197
Bassett Furniture Industries, Inc.	3,906	48,708
Beazer Homes USA, Inc. (I) (L)	7,811	131,928
Blyth, Inc. (L)	3,313	51,517
Casio Computer Company, Ltd. (L)	42,048	368,727
Cavco Industries, Inc. (I)	2,260	112,955
CSS Industries, Inc.	3,144	68,822
D.R. Horton, Inc. (L)	102,354	2,024,562
Electrolux AB	44,251	1,162,192
Ethan Allen Interiors, Inc.	7,669	197,170
Flexsteel Industries, Inc.	1,642	35,221
Garmin, Ltd. (L)	40,677	1,660,435
Harman International Industries, Inc.	25,331	1,130,776
Helen of Troy, Ltd. (I)	9,997	333,800
Hooker Furniture Corp.	3,509	50,986
Hovnanian Enterprises, Inc., Class A (I) (L)	31,554	220,878
Husqvarna AB, B Shares	72,596	440,058
iRobot Corp. (I)	8,833	165,530
Jarden Corp. (L)	36,003	1,861,355
KB Home (L)	62,061	980,564
La-Z-Boy, Inc.	16,454	232,824
Leggett & Platt, Inc. (L)	51,321	1,396,958
Lennar Corp., Class A (L)	60,168	2,326,697
Libbey, Inc. (I)	6,696	129,568
Lifetime Brands, Inc.	3,280	34,801
M/I Homes, Inc. (I)	6,822	180,783
MDC Holdings, Inc. (L)	31,255	1,148,934
Meritage Homes Corp. (I)	9,719	363,005
Mohawk Industries, Inc. (I)	28,514	2,579,662
NACCO Industries, Inc., Class A	1,768	107,300

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Newell Rubbermaid, Inc.	106,771	$2,377,790
NVR, Inc. (I)	2,255	2,074,600
Panasonic Corp. (L)	405,603	2,464,448
PulteGroup, Inc. (I) (L)	124,608	2,262,881
Rinnai Corp.	5,834	396,364
Sealy Corp. (I) (L)	16,565	35,946
Sekisui Chemical Company, Ltd.	79,797	691,052
Sekisui House, Ltd.	99,089	1,084,632
Sharp Corp. (L)	187,939	659,079
Skullcandy, Inc. (I)	5,280	41,131
Sony Corp.	184,481	2,064,244
Standard Pacific Corp. (I)	36,875	271,031
Tempur-Pedic International, Inc. (I)	29,295	922,500
The Ryland Group, Inc. (L)	14,152	516,548
Toll Brothers, Inc. (I)	73,491	2,375,964
Tupperware Brands Corp. (L)	27,115	1,738,072
Universal Electronics, Inc. (I)	4,923	95,260
Whirlpool Corp.	28,784	2,928,772
Zagg, Inc. (I) (L)	8,165	60,094
		42,778,321
Internet & Catalog Retail - 0.7%
1-800-Flowers.com, Inc., Class A (I)	8,880	32,590
Amazon.com, Inc. (I)	134,594	33,801,937
Blue Nile, Inc. (I)	3,956	152,306
Expedia, Inc. (L)	34,556	2,123,466
Geeknet, Inc. (I)	1,524	24,536
HSN, Inc.	29,906	1,647,222
Kayak Software Corp. (I)	1,147	45,559
Netflix, Inc. (I) (L)	20,330	1,886,217
Nutrisystem, Inc.	9,075	74,324
Overstock.com, Inc. (I) (L)	3,731	53,391
PetMed Express, Inc.	6,522	72,394
priceline.com, Inc. (I)	18,477	11,477,912
Rakuten, Inc.	133,461	1,040,823
Shutterfly, Inc. (I) (L)	11,429	341,384
TripAdvisor, Inc. (I) (L)	40,094	1,682,344
US Auto Parts Network, Inc. (I)	781	1,429
Vitacost.com, Inc. (I) (L)	7,203	48,836
		54,506,670
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc. (I)	4,036	134,762
Black Diamond, Inc. (I)	6,975	57,195
Brunswick Corp. (L)	28,326	824,003
Callaway Golf Company (L)	21,075	136,988
Hasbro, Inc. (L)	42,473	1,524,781
JAKKS Pacific, Inc. (L)	7,190	90,019
Johnson Outdoors, Inc., Class A (I)	1,981	39,462
LeapFrog Enterprises, Inc. (I)	16,215	139,935
Mattel, Inc.	126,675	4,638,839
Namco Bandai Holdings, Inc.	32,084	416,099
Nikon Corp.	62,671	1,850,270
Polaris Industries, Inc. (L)	31,527	2,652,997
Sankyo Company, Ltd.	9,151	362,106
Sega Sammy Holdings, Inc.	36,370	614,279
Shimano, Inc.	13,619	868,380
Smith & Wesson Holding Corp. (I) (L)	20,623	174,058
Steinway Musical Instruments, Inc. (I)	2,246	47,503
Sturm Ruger & Company, Inc. (L)	6,071	275,623
Yamaha Corp.	29,773	315,322
		15,162,621

The accompanying notes are an integral part of the financial statements.	46
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media - 2.6%
AMC Networks, Inc., Class A (I)	28,121	$1,391,990
Arbitron, Inc.	8,422	393,139
Axel Springer AG	7,451	317,994
Belo Corp., Class A	29,989	230,016
British Sky Broadcasting Group PLC	198,716	2,482,340
Cablevision Systems Corp., Class A (L)	81,383	1,215,862
Carmike Cinemas, Inc. (I)	5,838	87,570
CBS Corp., Class B	220,633	8,395,086
Central European Media
Enterprises, Ltd., Class A (I) (L)	12,112	74,247
Cinemark Holdings, Inc.	50,222	1,304,768
Comcast Corp., Class A	987,063	36,896,415
Cumulus Media, Inc., Class A (I) (L)	21,058	56,225
Dentsu, Inc.	33,182	891,326
Digital Generation, Inc. (I) (L)	8,734	94,851
DIRECTV (I)	224,442	11,258,011
Discovery Communications, Inc., Class A (I)	88,666	5,628,518
DreamWorks Animation
SKG, Inc., Class A (I) (L)	35,135	582,187
Entercom
Communications Corp., Class A (I) (L)	8,177	57,075
Eutelsat Communications	24,231	804,560
Fisher Communications, Inc.	2,952	79,674
Gannett Company, Inc. (L)	84,689	1,525,249
Global Sources, Ltd. (I)	6,566	42,548
Hakuhodo DY Holdings, Inc.	4,390	284,167
Harte-Hanks, Inc.	14,254	84,099
ITV PLC	681,071	1,168,397
JCDecaux SA	12,535	302,519
John Wiley & Sons, Inc., Class A (L)	23,064	897,882
Journal Communications, Inc., Class A (I)	14,128	76,432
Jupiter Telecommunications Company, Ltd.	377	468,293
Kabel Deutschland Holding AG	16,257	1,215,671
Lagardere SCA	21,549	731,691
Lamar Advertising Company, Class A (I) (L)	27,103	1,050,241
LIN TV Corp., Class A (I)	9,928	74,758
Lions Gate Entertainment Corp. (I)	26,717	438,159
Live Nation Entertainment, Inc. (I)	44,481	414,118
MDC Partners, Inc., Class A	8,368	94,558
Meredith Corp. (L)	29,121	1,003,218
National CineMedia, Inc.	17,959	253,761
News Corp., Class A	748,957	19,128,362
Nexstar Broadcasting Group, Inc., Class A (I)	3,786	40,094
Omnicom Group, Inc.	98,380	4,915,065
Outdoor Channel Holdings, Inc.	4,964	37,726
Pearson PLC	150,069	2,933,751
Publicis Groupe SA	32,577	1,951,875
ReachLocal, Inc. (I) (L)	3,366	43,455
Reading International, Inc., Class A (I)	5,996	36,036
Reed Elsevier NV	126,620	1,876,000
Reed Elsevier PLC	224,203	2,354,108
Rentrak Corp. (I)	3,004	58,548
Saga Communications, Inc., Class A	1,131	52,592
Salem Communications Corp., Class A	3,765	20,557
Scholastic Corp. (L)	21,226	627,441
Scripps Networks Interactive, Inc., Class A (L)	31,800	1,841,856
SES SA	55,890	1,616,833
Sinclair Broadcast Group, Inc., Class A (L)	16,184	204,242
Singapore Press Holdings, Ltd.	295,713	978,370
Societe Television Francaise 1	3	36
The EW Scripps Company, Class A (I)	9,869	106,684
The Interpublic Group of Companies, Inc.	160,460	1,768,269
The McClatchy Company, Class A (I) (L)	18,919	61,865

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
The McGraw-Hill Companies, Inc.	103,845	$5,677,206
The New York Times
Company, Class A (I) (L)	103,050	879,017
The Walt Disney Company (L)	658,222	32,772,873
The Washington Post Company, Class B	1,713	625,605
Thomson Reuters Corp.	29,396	854,248
Time Warner Cable, Inc.	112,073	10,892,375
Time Warner, Inc.	351,753	16,824,346
Toho Company, Ltd.	21,356	376,121
Valassis Communications, Inc. (L)	31,960	823,929
Viacom, Inc., Class B	171,535	9,046,756
Wolters Kluwer NV	55,492	1,147,461
World Wrestling
Entertainment, Inc., Class A (L)	8,692	68,580
WPP PLC (I)	232,108	3,374,217
		206,384,114
Multiline Retail - 0.6%
Big Lots, Inc. (I) (L)	22,465	639,354
Dollar General Corp. (I)	98,931	4,361,868
Dollar Tree, Inc. (I)	85,346	3,461,634
Don Quijote Company, Ltd.	10,000	366,346
Family Dollar Stores, Inc.	35,920	2,277,687
Fred’s, Inc., Class A (L)	11,733	156,166
Gordmans Stores, Inc. (I)	2,883	43,303
Harvey Norman Holding, Ltd. (L)	100,035	198,738
Isetan Mitsukoshi Holdings, Ltd.	66,874	650,888
J Front Retailing Company, Ltd.	90,544	499,203
J.C. Penney Company, Inc. (L)	53,708	1,058,585
Kohl’s Corp.	79,877	3,433,113
Macy’s, Inc.	146,686	5,723,688
Marks & Spencer Group PLC	295,511	1,842,423
Marui Group Company, Ltd.	42,041	336,401
Next PLC	30,310	1,870,755
Nordstrom, Inc.	56,666	3,031,631
PPR	13,898	2,590,349
Saks, Inc. (I) (L)	84,626	889,419
Takashimaya Company, Ltd.	49,481	352,665
Target Corp.	242,679	14,359,316
The Bon-Ton Stores, Inc. (L)	4,168	50,516
Tuesday Morning Corp. (I)	13,693	85,581
		48,279,629
Specialty Retail - 2.0%
Aaron’s, Inc.	34,462	974,585
ABC-MART, Inc.	4,964	215,798
Abercrombie & Fitch Company, Class A	30,119	1,444,808
Advance Auto Parts, Inc.	36,050	2,608,218
Aeropostale, Inc. (I) (L)	64,269	836,140
American Eagle Outfitters, Inc.	88,408	1,813,248
Americas Car-Mart, Inc. (I) (L)	2,588	104,866
ANN, Inc. (I)	39,183	1,325,953
Asbury Automotive Group, Inc. (I)	8,848	283,401
Ascena Retail Group, Inc. (I)	61,888	1,144,309
AutoNation, Inc. (I)	14,567	578,310
AutoZone, Inc. (I)	13,856	4,910,982
Barnes & Noble, Inc. (I) (L)	27,548	415,699
bebe stores, Inc.	12,002	47,888
Bed Bath & Beyond, Inc. (I)	86,014	4,809,043
Best Buy Company, Inc. (L)	100,310	1,188,674
Big 5 Sporting Goods Corp.	5,431	71,146
Body Central Corp. (I) (L)	5,146	51,254
Brown Shoe Company, Inc. (L)	13,577	249,409
Cabela’s, Inc. (I) (L)	37,493	1,565,333

The accompanying notes are an integral part of the financial statements.	47
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
CarMax, Inc. (I) (L)	84,621	$3,176,672
Casual Male Retail Group, Inc. (I)	14,254	59,867
Chico’s FAS, Inc.	81,683	1,507,868
Citi Trends, Inc. (I)	4,810	66,186
Conn’s, Inc. (I) (L)	4,982	152,848
Destination Maternity Corp.	4,356	93,915
Dick’s Sporting Goods, Inc. (L)	48,118	2,188,888
Express, Inc. (I)	28,480	429,763
Fast Retailing Company, Ltd.	9,730	2,471,162
Five Below, Inc. (I) (L)	3,528	113,037
Foot Locker, Inc.	73,938	2,374,889
Francesca’s Holdings Corp. (I) (L)	11,080	287,637
GameStop Corp., Class A (L)	46,551	1,167,965
Genesco, Inc. (I)	7,749	426,195
Group 1 Automotive, Inc. (L)	7,251	449,489
Guess?, Inc. (L)	30,059	737,648
Haverty Furniture Companies, Inc.	6,191	100,975
Hennes & Mauritz AB, B Shares	174,572	6,066,261
hhgregg, Inc. (I) (L)	5,054	35,479
Hibbett Sports, Inc. (I) (L)	8,345	439,782
Hot Topic, Inc. (L)	13,416	129,464
Inditex SA	40,123	5,621,146
Jos A. Bank Clothiers, Inc. (I) (L)	8,825	375,769
Kingfisher PLC	435,571	2,011,854
Kirkland’s, Inc. (I)	4,459	47,221
Limited Brands, Inc. (L)	88,450	4,162,457
Lithia Motors, Inc., Class A (L)	6,871	257,113
Lowe’s Companies, Inc.	417,769	14,839,155
Lumber Liquidators Holdings, Inc. (I)	8,724	460,889
MarineMax, Inc. (I) (L)	6,577	58,798
Mattress Firm Holding Corp. (I)	3,490	85,610
Monro Muffler Brake, Inc. (L)	9,812	343,126
New York & Company, Inc. (I)	9,090	34,633
Nitori Holdings Company, Ltd.	6,472	473,800
O’Reilly Automotive, Inc. (I)	42,627	3,811,706
Office Depot, Inc. (I)	230,361	755,584
OfficeMax, Inc. (L)	27,509	268,488
Penske Automotive Group, Inc. (L)	13,488	405,854
PetSmart, Inc.	40,126	2,742,211
Pier 1 Imports, Inc. (L)	30,855	617,100
RadioShack Corp. (L)	31,484	66,746
Rent-A-Center, Inc. (L)	47,616	1,636,086
Ross Stores, Inc.	83,096	4,499,648
rue21, Inc. (I)	4,924	139,792
Sanrio Company, Ltd. (L)	8,373	266,454
Select Comfort Corp. (I)	18,013	471,400
Shimamura Company, Ltd.	3,987	386,112
Shoe Carnival, Inc.	4,567	93,578
Signet Jewelers, Ltd. (L)	39,761	2,123,237
Sonic Automotive, Inc., Class A (L)	12,840	268,228
Stage Stores, Inc.	9,668	239,573
Staples, Inc. (L)	252,578	2,879,389
Stein Mart, Inc.	9,009	67,928
Systemax, Inc.	3,525	34,016
Teavana Holdings, Inc. (I) (L)	2,980	46,190
The Buckle, Inc. (L)	8,741	390,198
The Cato Corp., Class A	8,650	237,270
The Children’s Place Retail Stores, Inc. (I)	7,700	341,033
The Finish Line, Inc., Class A (L)	16,131	305,360
The Gap, Inc.	110,627	3,433,862
The Home Depot, Inc.	555,474	34,356,067
The Men’s Wearhouse, Inc. (L)	16,143	503,016
The Pep Boys - Manny, Moe & Jack (L)	16,816	165,301

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
The Wet Seal, Inc., Class A (I)	29,114	$80,355
Tiffany & Company (L)	44,088	2,528,006
Tilly’s, Inc., Class A (I)	2,967	40,025
TJX Companies, Inc.	271,009	11,504,332
Tractor Supply Company	34,554	3,053,191
Urban Outfitters, Inc. (I)	39,915	1,571,054
USS Company, Ltd.	3,950	409,435
Vitamin Shoppe, Inc. (I)	9,308	533,907
West Marine, Inc. (I)	4,998	53,729
Williams-Sonoma, Inc.	42,364	1,854,272
Winmark Corp.	774	44,118
Yamada Denki Company, Ltd. (L)	15,840	610,835
Zumiez, Inc. (I) (L)	7,000	135,870
		159,857,181
Textiles, Apparel & Luxury Goods - 1.0%
Adidas AG	38,474	3,428,733
Asics Corp.	28,237	430,186
Burberry Group PLC	81,155	1,661,612
Carter’s, Inc. (I) (L)	24,870	1,384,016
Cherokee, Inc.	2,930	40,170
Christian Dior SA	10,028	1,733,696
Cie Financiere Richemont SA	95,959	7,673,215
Coach, Inc.	105,709	5,867,907
Columbia Sportswear Company (L)	3,829	204,315
Crocs, Inc. (I)	28,592	411,439
Culp, Inc.	2,886	43,319
Deckers Outdoor Corp. (I) (L)	17,266	695,302
Delta Apparel, Inc. (I) (L)	2,421	33,846
Fifth & Pacific Companies, Inc. (I) (L)	34,481	429,288
Fossil, Inc. (I)	20,103	1,871,589
G-III Apparel Group, Ltd. (I) (L)	5,250	179,708
Hanesbrands, Inc. (I) (L)	48,051	1,721,187
Hugo Boss AG	4,449	471,750
Iconix Brand Group, Inc. (I) (L)	22,468	501,486
K-Swiss, Inc., Class A (I)	8,727	29,323
Luxottica Group SpA	30,304	1,259,165
LVMH Moet Hennessy Louis Vuitton SA	46,727	8,707,445
Maidenform Brands, Inc. (I)	7,436	144,928
Movado Group, Inc.	5,615	172,268
NIKE, Inc., Class B	272,548	14,063,477
Oxford Industries, Inc.	4,429	205,328
Perry Ellis International, Inc. (L)	3,881	77,232
PVH Corp.	34,687	3,850,604
Quiksilver, Inc. (I)	41,636	176,953
Ralph Lauren Corp.	22,658	3,396,887
RG Barry Corp.	2,973	42,127
Skechers U.S.A., Inc., Class A (I)	12,003	222,056
Steven Madden, Ltd. (I)	12,434	525,585
The Jones Group, Inc. (L)	26,071	288,345
The Swatch Group AG (Bearer Shares)	5,676	2,921,065
The Swatch Group AG (Registered Shares)	7,942	693,616
The Warnaco Group, Inc. (I)	33,145	2,372,188
True Religion Apparel, Inc. (L)	8,234	209,308
Tumi Holdings, Inc. (I) (L)	6,828	142,364
Under Armour, Inc., Class A (I)	37,998	1,844,043
Unifi, Inc. (I)	4,697	61,108
Vera Bradley, Inc. (I) (L)	6,426	161,293
VF Corp. (L)	32,613	4,923,585
Wolverine World Wide, Inc. (L)	15,334	628,387
Yue Yuen Industrial Holdings, Ltd.	134,165	452,928
		76,354,372
		883,614,309

The accompanying notes are an integral part of the financial statements.	48
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 9.6%
Beverages - 2.1%
Anheuser-Busch InBev NV	147,663	$12,904,065
Asahi Group Holdings, Ltd.	71,112	1,507,372
Beam, Inc.	58,726	3,587,571
Brown-Forman Corp., Class B (L)	56,366	3,565,150
Carlsberg A/S	19,650	1,931,882
Central European Distribution Corp. (I) (L)	23,106	50,140
Coca Cola Hellenic Bottling Company SA	36,974	874,719
Coca-Cola Amatil, Ltd.	104,954	1,475,589
Coca-Cola Bottling Company Consolidated	1,517	100,881
Coca-Cola Enterprises, Inc.	100,451	3,187,310
Coca-Cola West Company, Ltd.	11,512	177,244
Constellation Brands, Inc., Class A (I)	54,214	1,918,633
Diageo PLC	460,813	13,415,429
Dr. Pepper Snapple Group, Inc. (L)	78,085	3,449,795
Heineken Holding NV	18,543	1,015,725
Heineken NV	42,382	2,827,003
Kirin Holdings Company, Ltd.	159,590	1,875,249
Molson Coors Brewing Company, Class B	57,565	2,463,206
Monster Beverage Corp. (I)	55,359	2,927,384
National Beverage Corp.	3,695	53,910
PepsiCo, Inc.	574,924	39,342,049
Pernod-Ricard SA	39,030	4,589,412
Remy Cointreau SA	4,032	440,783
SABMiller PLC	175,887	8,278,664
The Boston Beer
Company, Inc., Class A (I) (L)	2,485	334,108
The Coca-Cola Company	1,435,053	52,020,671
Treasury Wine Estates, Ltd.	119,000	586,038
		164,899,982
Food & Staples Retailing - 2.0%
Aeon Company, Ltd.	110,204	1,259,694
Arden Group, Inc., Class A	389	34,998
Carrefour SA	110,793	2,869,035
Casey’s General Stores, Inc.	12,016	638,050
Casino Guichard Perrachon SA	10,415	1,001,862
Colruyt SA	13,866	688,464
Costco Wholesale Corp.	160,254	15,828,288
CVS Caremark Corp.	463,496	22,410,032
Delhaize Group SA	18,632	746,309
Distribuidora Internacional
de Alimentacion SA	112,031	719,870
FamilyMart Company, Ltd.	11,003	452,929
Harris Teeter Supermarkets, Inc.	38,004	1,465,434
Ingles Markets, Inc., Class A	4,213	72,716
J Sainsbury PLC	225,728	1,270,043
Jeronimo Martins SGPS SA (L)	40,470	780,935
Kesko OYJ, B Shares	11,967	392,255
Koninklijke Ahold NV	185,469	2,463,530
Lawson, Inc.	10,992	747,163
Metcash, Ltd.	162,602	566,256
Metro AG	23,738	658,051
Nash Finch Company	4,095	87,142
Natural Grocers by
Vitamin Cottage, Inc. (I) (L)	2,325	44,384
Olam International, Ltd. (L)	298,781	383,193
Pricesmart, Inc. (L)	5,754	443,346
Rite Aid Corp. (I)	210,954	286,897
Roundy’s, Inc. (L)	6,444	28,676
Safeway, Inc. (L)	87,579	1,584,304
Seven & I Holdings Company, Ltd.	138,552	3,899,539
Spartan Stores, Inc.	7,055	108,365

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
SUPERVALU, Inc. (L)	172,631	$426,399
Susser Holdings Corp. (I) (L)	3,533	121,853
Sysco Corp. (L)	217,462	6,884,847
Tesco PLC	1,478,336	8,120,970
The Andersons, Inc. (L)	5,916	253,796
The Chefs’ Warehouse, Inc. (I)	3,751	59,303
The Kroger Company	190,602	4,959,464
The Pantry, Inc. (I)	7,632	92,576
United Natural Foods, Inc. (I)	39,685	2,126,719
Village Super Market, Inc., Class A	2,742	90,102
Wal-Mart Stores, Inc.	621,319	42,392,595
Walgreen Company	317,601	11,754,413
Weis Markets, Inc.	3,428	134,275
Wesfarmers, Ltd.	185,089	7,142,272
Whole Foods Market, Inc.	63,755	5,822,744
WM Morrison Supermarkets PLC	422,789	1,808,331
Woolworths, Ltd.	226,612	6,926,189
		161,048,608
Food Products - 2.3%
Ajinomoto Company, Inc.	118,736	1,571,009
Alico, Inc. (L)	1,142	41,831
Annie’s, Inc. (I)	1,575	52,652
Archer-Daniels-Midland Company	244,033	6,684,064
Aryzta AG	15,990	820,417
Associated British Foods PLC	65,508	1,667,438
B&G Foods, Inc. (L)	16,659	471,616
Barry Callebaut AG	339	327,347
Boulder Brands, Inc. (I)	18,794	242,443
Cal-Maine Foods, Inc. (L)	4,582	184,288
Calavo Growers, Inc.	3,891	98,092
Calbee, Inc.	3,000	211,167
Campbell Soup Company (L)	66,657	2,325,663
Chiquita Brands International, Inc. (I)	14,850	122,513
ConAgra Foods, Inc.	150,580	4,442,110
Danone SA	106,428	7,031,658
Darling International, Inc. (I)	37,382	599,607
DE Master Blenders 1753 NV (I)	109,325	1,271,672
Dean Foods Company (I)	69,713	1,150,962
Diamond Foods, Inc. (L)	7,092	96,948
Dole Food Company, Inc. (I) (L)	11,535	132,306
Farmer Brothers Company (I)	2,467	35,599
Flowers Foods, Inc. (L)	56,337	1,310,962
Fresh Del Monte Produce, Inc.	11,978	315,620
General Mills, Inc.	240,278	9,709,634
Golden Agri-Resources, Ltd.	1,296,145	697,762
Green Mountain Coffee Roasters, Inc. (I) (L)	60,488	2,501,784
Griffin Land & Nurseries, Inc.	129	3,483
H.J. Heinz Company (L)	118,723	6,847,943
Hillshire Brands Company	60,041	1,689,554
Hormel Foods Corp. (L)	49,057	1,531,069
Ingredion, Inc.	37,551	2,419,411
Inventure Foods, Inc. (I)	4,406	28,595
J&J Snack Foods Corp.	4,709	301,093
John B. Sanfilippo & Son, Inc.	2,638	47,959
Kellogg Company	91,490	5,109,717
Kerry Group PLC	26,006	1,380,424
Kerry Group PLC (London Exchange)	1,204	63,498
Kikkoman Corp.	31,188	445,521
Kraft Foods Group, Inc.	219,297	9,971,435
Lancaster Colony Corp. (L)	15,292	1,058,053
Limoneira Company (L)	2,867	55,591
Lindt & Spruengli AG - PC	159	518,574
Lindt & Spruengli AG - REG	19	717,018

The accompanying notes are an integral part of the financial statements.	49
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
McCormick & Company, Inc., Non-
Voting Shares (L)	49,277	$3,130,568
Mead Johnson Nutrition Company	75,490	4,974,036
MEIJI Holdings Company, Ltd.	11,475	497,360
Mondelez International, Inc., Class A	657,778	16,753,606
Nestle SA	592,849	38,638,407
Nippon Meat Packers, Inc.	31,882	438,926
Nisshin Seifun Group, Inc.	34,037	425,905
Nissin Food Products Company, Ltd.	10,999	417,060
Omega Protein Corp. (I)	6,576	40,245
Pilgrim’s Pride Corp. (I)	19,353	140,309
Post Holdings, Inc. (I)	24,803	849,503
Ralcorp Holdings, Inc. (I)	26,980	2,418,757
Sanderson Farms, Inc. (L)	7,299	347,067
Seneca Foods Corp., Class A (I)	2,968	90,227
Smithfield Foods, Inc. (I)	61,257	1,321,313
Snyders-Lance, Inc.	14,080	339,469
Suedzucker AG	11,970	489,796
Tate & Lyle PLC	85,633	1,061,876
The Hain Celestial Group, Inc. (I)	11,679	633,235
The Hershey Company	56,278	4,064,397
The J.M. Smucker Company (L)	40,605	3,501,775
Tootsie Roll Industries, Inc. (L)	17,592	455,985
Toyo Suisan Kaisha, Ltd.	16,543	440,877
TreeHouse Foods, Inc. (I) (L)	11,386	593,552
Tyson Foods, Inc., Class A	106,772	2,071,377
Unilever NV	299,597	11,304,922
Unilever PLC	235,992	8,957,742
Wilmar International, Ltd.	352,261	973,583
Yakult Honsha Company, Ltd. (L)	18,166	796,007
Yamazaki Baking Company, Ltd.	20,390	227,082
		182,701,066
Household Products - 1.5%
Central Garden & Pet Company, Class A (I)	12,281	128,336
Church & Dwight Company, Inc. (L)	68,552	3,672,331
Colgate-Palmolive Company	165,254	17,275,653
Energizer Holdings, Inc. (L)	30,378	2,429,632
Harbinger Group, Inc. (I)	13,308	102,339
Henkel AG & Company, KGaA	23,846	1,633,235
Kimberly-Clark Corp.	146,435	12,363,507
Oil-Dri Corp of America	1,688	46,589
Orchids Paper Products Company	1,916	38,742
Reckitt Benckiser Group PLC	119,682	7,497,326
Spectrum Brands Holdings, Inc.	7,245	325,518
Svenska Cellulosa AB, B Shares	106,499	2,331,334
The Clorox Company (L)	48,015	3,515,658
The Procter & Gamble Company	1,016,000	68,976,240
Unicharm Corp.	20,922	1,089,125
WD-40 Company	5,042	237,529
		121,663,094
Personal Products - 0.2%
Avon Products, Inc. (L)	159,622	2,292,172
Beiersdorf AG	18,542	1,515,064
Elizabeth Arden, Inc. (I)	7,986	359,450
Inter Parfums, Inc. (L)	5,307	103,274
Kao Corp.	96,704	2,519,567
L’Oreal SA	44,367	6,197,634
Medifast, Inc. (I)	4,400	116,116
Nature’s Sunshine Products, Inc. (L)	3,776	54,676
Nutraceutical International Corp.	3,196	52,862
Prestige Brands Holdings, Inc. (I)	16,039	321,261
Revlon, Inc., Class A (I)	3,635	52,708

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
Shiseido Company, Ltd.	66,046	$928,770
Synutra International, Inc. (I)	5,822	26,956
The Estee Lauder Companies, Inc., Class A	89,023	5,328,917
The Female Health Company (L)	6,667	47,869
USANA Health Sciences, Inc. (I) (L)	1,939	63,851
		19,981,147
Tobacco - 1.5%
Alliance One International, Inc. (I) (L)	28,363	103,241
Altria Group, Inc.	753,574	23,677,295
British American Tobacco PLC	357,285	18,103,642
Imperial Tobacco Group PLC (I)	182,310	7,039,873
Japan Tobacco, Inc.	165,423	4,663,553
Lorillard, Inc.	48,390	5,645,661
Philip Morris International, Inc.	620,745	51,919,112
Reynolds American, Inc.	121,687	5,041,492
Star Scientific, Inc. (I) (L)	46,439	124,457
Swedish Match AB	37,863	1,275,255
Universal Corp. (L)	18,819	939,256
Vector Group, Ltd.	17,677	262,857
		118,795,694
		769,089,591
Energy - 9.2%
Energy Equipment & Services - 1.6%
Aker Solutions ASA	29,906	615,408
AMEC PLC	57,517	941,028
Atwood Oceanics, Inc. (I) (L)	27,980	1,281,204
Baker Hughes, Inc.	163,001	6,656,961
Basic Energy Services, Inc. (I) (L)	9,903	112,993
Bolt Technology Corp.	3,097	44,194
Bristow Group, Inc.	11,299	606,304
C&J Energy Services, Inc. (I) (L)	14,153	303,440
Cal Dive International, Inc. (I)	30,804	53,291
Cameron International Corp. (I) (L)	91,374	5,158,976
CARBO Ceramics, Inc.	9,620	753,631
Cie Generale de Geophysique-Veritas (I)	29,198	879,987
Dawson Geophysical Company (I)	2,621	69,142
Diamond Offshore Drilling, Inc. (L)	25,538	1,735,562
Dresser-Rand Group, Inc. (I)	37,096	2,082,569
Dril-Quip, Inc. (I) (L)	30,537	2,230,728
Ensco PLC, Class A	86,114	5,104,838
Exterran Holdings, Inc. (I)	20,568	450,851
FMC Technologies, Inc. (I) (L)	88,497	3,790,327
Forum Energy Technologies, Inc. (I) (L)	7,015	173,621
Fugro NV	12,686	743,154
Geospace Technologies Corp. (I)	4,058	360,634
Global Geophysical Services, Inc. (I)	6,662	25,649
Gulf Islands Fabrication, Inc.	4,672	112,268
Gulfmark Offshore, Inc., Class A	8,566	295,099
Halliburton Company	344,009	11,933,672
Heckmann Corp. (I) (L)	42,907	172,915
Helix Energy Solutions Group, Inc. (I)	81,575	1,683,708
Helmerich & Payne, Inc. (L)	38,974	2,182,934
Hercules Offshore, Inc. (I) (L)	50,528	312,263
Hornbeck Offshore Services, Inc. (I)	11,191	384,299
ION Geophysical Corp. (I) (L)	42,099	274,064
Key Energy Services, Inc. (I)	48,222	335,143
Lufkin Industries, Inc. (L)	10,678	620,712
Matrix Service Company (I)	8,396	96,554
Mitcham Industries, Inc. (I) (L)	4,070	55,474
Nabors Industries, Ltd. (I)	106,302	1,536,064
National Oilwell Varco, Inc.	158,139	10,808,801

The accompanying notes are an integral part of the financial statements.	50
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Natural Gas Services Group, Inc. (I)	4,132	$67,847
Newpark Resources, Inc. (I) (L)	28,743	225,633
Noble Corp.	93,737	3,263,922
Oceaneering International, Inc.	52,999	2,850,816
Oil States International, Inc. (I)	26,938	1,927,145
Parker Drilling Company (I)	37,917	174,418
Patterson-UTI Energy, Inc. (L)	73,305	1,365,672
Petrofac, Ltd.	47,713	1,292,680
PHI, Inc. (I)	4,249	142,299
Pioneer Energy Services Corp. (I)	19,982	145,069
RigNet, Inc. (I)	4,002	81,761
Rowan Companies PLC, Class A (I)	45,363	1,418,501
Saipem SpA	48,720	1,890,209
Schlumberger, Ltd.	493,385	34,186,647
Seadrill, Ltd.	64,735	2,385,756
Subsea 7 SA	51,710	1,236,749
Superior Energy Services, Inc. (I)	77,446	1,604,681
Technip SA	18,632	2,145,088
Tenaris SA	86,913	1,811,790
Tesco Corp. (I)	9,759	111,155
TETRA Technologies, Inc. (I)	24,952	189,386
TGC Industries, Inc.	5,240	42,916
Tidewater, Inc. (L)	24,427	1,091,398
Transocean, Ltd.	65,966	2,947,459
Unit Corp. (I)	21,201	955,105
Vantage Drilling Company (I) (L)	62,084	113,614
Willbros Group, Inc. (I)	12,528	67,150
WorleyParsons, Ltd.	37,868	934,174
		129,647,502
Oil, Gas & Consumable Fuels - 7.6%
Abraxas Petroleum Corp. (I) (L)	28,222	61,806
Adams Resources & Energy, Inc.	747	26,197
Alon USA Energy, Inc.	3,128	56,586
Alpha Natural Resources, Inc. (I) (L)	108,032	1,052,232
Amyris, Inc. (I) (L)	10,317	32,189
Anadarko Petroleum Corp.	185,192	13,761,618
Apache Corp.	144,955	11,378,968
Apco Oil and Gas International, Inc. (L)	3,351	41,251
Approach Resources, Inc. (I) (L)	10,701	267,632
Arch Coal, Inc. (L)	171,721	1,256,998
Berry Petroleum Company, Class A (L)	16,689	559,916
BG Group PLC	624,506	10,471,883
Bill Barrett Corp. (I) (L)	39,067	695,002
Bonanza Creek Energy, Inc. (I) (L)	3,217	89,400
BP PLC, ADR	3,500,595	24,254,787
BPZ Resources, Inc. (I) (L)	34,865	109,825
Cabot Oil & Gas Corp.	77,897	3,874,597
Callon Petroleum Company (I)	13,094	61,542
Caltex Australia, Ltd.	24,409	491,938
Carrizo Oil & Gas, Inc. (I) (L)	12,696	265,600
Ceres, Inc. (I)	2,459	11,164
Chesapeake Energy Corp. (L)	192,278	3,195,660
Chevron Corp.	727,275	78,647,519
Cimarex Energy Company	42,457	2,451,043
Clayton Williams Energy, Inc. (I) (L)	1,964	78,560
Clean Energy Fuels Corp. (I) (L)	21,163	263,479
Cloud Peak Energy, Inc. (I)	19,311	373,282
Comstock Resources, Inc. (I) (L)	15,441	233,622
ConocoPhillips	450,178	26,105,822
CONSOL Energy, Inc. (L)	84,298	2,705,966
Contango Oil & Gas Company (L)	4,142	175,455
Cosmo Oil Company, Ltd.	103,248	229,143
Crosstex Energy, Inc. (L)	13,222	189,603

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
CVR Energy, Inc. (I)	5,275	$257,367
Delek Group, Ltd.	859	202,369
Delek US Holdings, Inc.	5,394	136,576
Denbury Resources, Inc. (I)	144,499	2,340,884
Devon Energy Corp.	139,334	7,250,941
Emerald Oil, Inc. (I)	5,468	28,652
Endeavour International Corp. (I) (L)	14,845	76,897
Energen Corp.	35,462	1,598,982
Energy XXI Bermuda, Ltd. (L)	25,087	807,551
Eni SpA	467,762	11,539,474
EOG Resources, Inc.	100,103	12,091,441
EPL Oil & Gas, Inc. (I)	8,889	200,447
EQT Corp.	55,480	3,272,210
Evolution Petroleum Corp. (I) (L)	5,892	47,902
Exxon Mobil Corp.	1,693,719	146,591,379
Forest Oil Corp. (I)	95,830	641,103
Frontline, Ltd. (I) (L)	16,227	52,900
FX Energy, Inc. (I) (L)	17,165	70,548
Galp Energia SGPS SA	42,276	656,759
GasLog, Ltd.	7,787	96,792
Goodrich Petroleum Corp. (I) (L)	8,310	77,449
Green Plains Renewable Energy, Inc. (I) (L)	7,948	62,869
Gulfport Energy Corp. (I)	17,730	677,641
Halcon Resources Corp. (I)	35,575	246,179
Harvest Natural Resources, Inc. (I) (L)	11,987	108,722
Hess Corp.	110,066	5,829,095
HollyFrontier Corp.	99,396	4,626,884
Idemitsu Kosan Company, Ltd.	4,187	364,670
Inpex Corp.	403	2,150,751
Isramco, Inc. (I)	20	2,080
Japan Petroleum Exploration Company, Ltd.	5,354	187,113
JX Holdings, Inc.	412,537	2,323,504
Kinder Morgan, Inc.	234,388	8,280,928
KiOR, Inc., Class A (I) (L)	9,020	57,818
Knightsbridge Tankers, Ltd.	8,457	44,399
Kodiak Oil & Gas Corp. (I)	83,850	742,073
Lundin Petroleum AB (I)	40,922	944,235
Magnum Hunter Resources Corp. (I)	47,350	188,927
Marathon Oil Corp.	261,323	8,012,163
Marathon Petroleum Corp.	125,420	7,901,460
Matador Resources Company (I) (L)	4,608	37,786
McMoRan Exploration Company (I) (L)	32,460	520,983
Midstates Petroleum Company, Inc. (I) (L)	8,218	56,622
Miller Energy Resources, Inc. (I)	10,472	41,469
Murphy Oil Corp.	68,414	4,074,054
Neste Oil OYJ (L)	24,133	314,654
Newfield Exploration Company (I)	50,909	1,363,343
Noble Energy, Inc.	65,928	6,707,515
Nordic American Tankers, Ltd. (L)	16,997	148,724
Northern Oil and Gas, Inc. (I) (L)	49,342	829,932
Oasis Petroleum, Inc. (I) (L)	25,402	807,784
Occidental Petroleum Corp.	300,167	22,995,794
OMV AG	26,964	979,117
Origin Energy, Ltd.	200,288	2,451,062
Panhandle Oil and Gas, Inc., Class A	2,326	65,663
PDC Energy, Inc. (I) (L)	9,577	318,052
Peabody Energy Corp.	99,314	2,642,746
Penn Virginia Corp. (L)	18,105	79,843
Petroquest Energy, Inc. (I) (L)	18,545	91,798
Phillips 66	232,382	12,339,484
Pioneer Natural Resources Company	45,637	4,864,448
Plains Exploration & Production Company (I)	63,343	2,973,320
QEP Resources, Inc.	65,400	1,979,658

The accompanying notes are an integral part of the financial statements.	51
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Quicksilver Resources, Inc. (I) (L)	95,892	$274,251
Range Resources Corp.	60,238	3,784,754
Rentech, Inc.	73,192	192,495
Repsol SA	150,096	3,082,471
Resolute Energy Corp. (I) (L)	15,880	129,104
REX American Resources Corp. (I)	1,885	36,362
Rex Energy Corp. (I) (L)	13,914	181,160
Rosetta Resources, Inc. (I)	42,672	1,935,602
Royal Dutch Shell PLC, B Shares	483,745	17,120,869
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	683,036	24,134,755
Sanchez Energy Corp. (I) (L)	3,829	68,922
Santos, Ltd.	175,634	2,056,943
Scorpio Tankers, Inc. (I)	12,124	86,202
SemGroup Corp., Class A (I)	13,313	520,272
Ship Finance International, Ltd. (L)	15,383	255,819
Showa Shell Sekiyu KK	35,473	201,413
SM Energy Company	32,442	1,693,797
Solazyme, Inc. (I) (L)	11,023	86,641
Southwestern Energy Company (I)	129,069	4,312,195
Spectra Energy Corp.	246,974	6,762,148
Statoil ASA	205,160	5,148,301
Stone Energy Corp. (I) (L)	15,842	325,078
Swift Energy Company (I) (L)	13,824	212,751
Synergy Resources Corp. (I)	13,735	74,032
Targa Resources Corp.	9,090	480,316
Teekay Tankers, Ltd., Class A (L)	21,299	61,767
Tesoro Corp. (L)	51,594	2,272,716
The Williams Companies, Inc.	250,109	8,188,569
TonenGeneral Sekiyu KK	53,557	461,498
Total SA	391,384	20,257,073
Triangle Petroleum Corp. (I) (L)	14,261	85,423
Tullow Oil PLC	166,754	3,395,838
Uranerz Energy Corp. (I) (L)	23,945	33,284
Uranium Energy Corp. (I) (L)	28,370	72,627
Vaalco Energy, Inc. (I) (L)	18,593	160,829
Valero Energy Corp.	204,428	6,975,083
W&T Offshore, Inc.	11,170	179,055
Warren Resources, Inc. (I)	23,993	67,420
Western Refining, Inc. (L)	18,199	513,030
Westmoreland Coal Company (I)	3,903	36,454
Whitehaven Coal, Ltd.	85,849	317,450
Woodside Petroleum, Ltd.	121,191	4,319,176
World Fuel Services Corp.	35,431	1,458,694
WPX Energy, Inc. (I)	75,068	1,117,012
		604,073,921
		733,721,423
Financials - 18.0%
Capital Markets - 1.9%
3i Group PLC	177,147	619,268
Aberdeen Asset Management PLC	158,325	938,847
Affiliated Managers Group, Inc. (I)	25,474	3,315,441
Ameriprise Financial, Inc.	76,551	4,794,389
Apollo Investment Corp.	163,675	1,368,323
Arlington Asset Investment Corp., Class A	3,619	75,167
BGC Partners, Inc., Class A	32,318	111,820
BlackRock Kelso Capital Corp.	23,350	234,901
BlackRock, Inc.	46,633	9,639,507
Calamos Asset Management, Inc., Class A	6,621	69,984
Capital Southwest Corp. (L)	950	94,649
Cohen & Steers, Inc. (L)	5,845	178,097
Cowen Group, Inc., Class A (I)	29,575	72,459

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Credit Suisse Group AG	230,873	$5,792,912
Daiwa Securities Group, Inc.	304,576	1,696,393
Deutsche Bank AG	170,836	7,442,903
Diamond Hill Investment Group, Inc. (L)	887	60,192
Duff & Phelps Corp., Class A (L)	9,992	156,075
E*TRADE Financial Corp. (I)	96,843	866,745
Eaton Vance Corp. (L)	56,574	1,801,882
Epoch Holding Corp.	5,125	142,988
Evercore Partners, Inc., Class A	9,030	272,616
FBR & Company (I)	12,692	49,118
Federated Investors, Inc., Class B (L)	45,531	921,092
Fidus Investment Corp.	3,943	64,862
Fifth Street Finance Corp.	29,055	302,753
Financial Engines, Inc. (I) (L)	14,740	409,035
Franklin Resources, Inc.	51,214	6,437,600
FXCM, Inc., Class A (L)	7,485	75,374
GAMCO Investors, Inc., Class A (L)	2,076	110,173
GFI Group, Inc. (L)	22,089	71,568
Gladstone Capital Corp. (L)	7,103	57,960
Gladstone Investment Corp.	8,760	60,970
Golub Capital BDC, Inc.	5,018	80,188
Greenhill & Company, Inc. (L)	22,115	1,149,759
GSV Capital Corp. (I) (L)	6,529	55,039
Hargreaves Lansdown PLC	43,600	484,491
Harris & Harris Group, Inc. (I)	10,507	34,673
Hercules Technology Growth Capital, Inc.	16,692	185,782
HFF, Inc., Class A (L)	10,512	156,629
Horizon Technology Finance Corp.	2,690	40,054
ICAP PLC	99,274	507,886
ICG Group, Inc. (I)	12,131	138,657
INTL. FCStone, Inc. (I) (L)	4,568	79,529
Invesco, Ltd.	164,896	4,302,137
Investec PLC	101,392	690,583
Investment Technology Group, Inc. (I)	12,534	112,806
Janus Capital Group, Inc. (L)	91,843	782,502
Jefferies Group, Inc. (L)	62,807	1,166,326
JMP Group, Inc.	5,770	35,024
Julius Baer Group, Ltd.	39,790	1,431,590
KBW, Inc.	10,947	167,489
KCAP Financial, Inc. (L)	7,181	65,993
Knight Capital Group, Inc., Class A (I)	58,093	203,906
Ladenburg Thalmann
Financial Services, Inc. (I)	33,450	46,830
Legg Mason, Inc. (L)	45,334	1,165,990
Macquarie Group, Ltd.	59,356	2,207,477
Main Street Capital Corp.	8,816	268,976
Manning & Napier, Inc. (L)	4,377	55,150
MCG Capital Corp.	25,552	117,539
Medallion Financial Corp.	6,047	70,992
Mediobanca SpA	93,728	580,580
Medley Capital Corp. (L)	7,276	105,939
Morgan Stanley	512,251	9,794,239
MVC Capital, Inc.	7,672	93,215
New Mountain Finance Corp. (L)	4,985	74,277
NGP Capital Resources Company	7,535	54,403
Nomura Holdings, Inc.	667,134	3,938,942
Northern Trust Corp.	81,532	4,089,645
Oppenheimer Holdings, Inc., Class A	3,456	59,685
Partners Group Holding AG	3,185	735,644
PennantPark Investment Corp.	20,842	229,158
Piper Jaffray Companies (I) (L)	4,787	153,806
Prospect Capital Corp.	46,694	507,564
Ratos AB	36,078	347,515

The accompanying notes are an integral part of the financial statements.	52
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Raymond James Financial, Inc.	54,808	$2,111,752
Safeguard Scientifics, Inc. (I) (L)	6,765	99,784
SBI Holdings, Inc. (L)	42,190	376,585
Schroders PLC	20,526	576,671
SEI Investments Company	66,168	1,544,361
Solar Capital, Ltd. (L)	12,184	291,319
Solar Senior Capital, Ltd.	3,141	58,611
State Street Corp.	172,675	8,117,452
Stifel Financial Corp. (I) (L)	16,993	543,266
SWS Group, Inc. (I)	10,065	53,244
T. Rowe Price Group, Inc.	94,050	6,125,477
TCP Capital Corp.	1,927	28,404
The Bank of New York Mellon Corp.	433,830	11,149,431
The Charles Schwab Corp. (L)	405,857	5,828,107
The Goldman Sachs Group, Inc.	164,103	20,932,979
THL Credit, Inc.	4,786	70,785
TICC Capital Corp.	13,187	133,452
Triangle Capital Corp.	8,542	217,736
UBS AG	669,250	10,524,742
Virtus Investment Partners, Inc. (I)	1,899	229,665
Waddell & Reed Financial, Inc., Class A (L)	41,975	1,461,570
Walter Investment Management Corp. (I) (L)	11,352	488,363
Westwood Holdings Group, Inc.	2,173	88,876
WisdomTree Investments, Inc. (I)	18,898	115,656
		156,042,960
Commercial Banks - 5.5%
1st Source Corp.	4,786	105,723
1st United Bancorp, Inc.	9,450	59,063
Access National Corp. (L)	2,791	36,283
Alliance Financial Corp.	1,642	71,443
American National Bankshares, Inc.	2,786	56,249
Ameris Bancorp (I) (L)	7,902	98,696
Ames National Corp.	2,853	62,481
Aozora Bank, Ltd.	109,064	335,113
Arrow Financial Corp. (L)	3,527	87,999
Associated Banc-Corp. (L)	84,151	1,104,061
Australia & New Zealand Banking Group, Ltd.	499,389	13,074,451
Banca Monte dei Paschi di Siena SpA (I) (L)	1,209,773	373,600
Bancfirst Corp.	2,061	87,304
Banco Bilbao Vizcaya Argentaria SA	1,001,777	9,196,657
Banco de Sabadell SA (I)	515,969	1,367,185
Banco Espirito Santo SA (I)	378,373	456,765
Banco Latinoamericano de
Comercio Exterior SA	8,962	193,221
Banco Popolare SC (I)	318,968	533,904
Banco Popular Espanol SA	977,210	753,068
Banco Santander SA	1,897,590	15,300,428
BancorpSouth, Inc. (L)	70,776	1,029,083
Bank Hapoalim, Ltd. (I)	193,523	832,549
Bank Leumi Le-Israel, Ltd. (I)	229,540	784,902
Bank of East Asia, Ltd.	250,739	973,844
Bank of Hawaii Corp. (L)	22,057	971,611
Bank of Marin Bancorp, Class A	1,845	69,114
Bank of the Ozarks, Inc. (L)	9,283	310,702
Bankia SA (I) (L)	187,577	95,876
Banner Corp.	6,144	188,805
Banque Cantonale Vaudoise	565	299,937
Barclays PLC	2,136,971	9,228,258
BB&T Corp.	259,383	7,550,639
BBCN Bancorp, Inc. (L)	25,105	290,465
Bendigo and Adelaide Bank, Ltd.	72,273	644,422
BNP Paribas SA	184,375	10,392,694
BOC Hong Kong Holdings, Ltd.	680,652	2,135,398

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Boston Private Financial Holdings, Inc. (L)	25,010	$225,340
Bridge Bancorp, Inc.	2,983	60,674
Bridge Capital Holdings (I) (L)	3,432	53,402
Bryn Mawr Bank Corp.	3,876	86,319
BSB Bancorp, Inc. (I)	3,091	37,803
C&F Financial Corp.	1,219	47,468
CaixaBank (L)	148,457	519,001
Camden National Corp.	2,503	85,027
Capital City Bank Group, Inc. (I) (L)	3,997	45,446
Cardinal Financial Corp.	9,424	153,328
Cathay General Bancorp (L)	60,986	1,189,227
Centerstate Banks, Inc.	10,193	86,946
Central Pacific Financial Corp. (I)	6,996	109,068
Chemical Financial Corp.	8,812	209,373
Citizens & Northern Corp.	4,171	78,832
Citizens Republic Bancorp, Inc. (I)	12,731	241,507
City Holding Company (L)	4,751	165,572
City National Corp. (L)	23,212	1,149,458
CNB Financial Corp.	4,485	73,464
CoBiz Financial, Inc. (L)	11,695	87,362
Columbia Banking System, Inc. (L)	12,730	228,376
Comerica, Inc. (L)	71,372	2,165,426
Commerce Bancshares, Inc.	38,243	1,340,794
Commerzbank AG (I)	695,658	1,323,874
Commonwealth Bank of Australia	292,742	19,015,754
Community Bank Systems, Inc. (L)	12,509	342,246
Community Trust Bancorp, Inc.	4,511	147,871
Credit Agricole SA (I)	183,559	1,490,333
Cullen/Frost Bankers, Inc. (L)	30,202	1,639,063
CVB Financial Corp. (L)	28,286	294,174
Danske Bank A/S (I)	120,387	2,046,639
DBS Group Holdings, Ltd.	335,810	4,110,760
DNB ASA	179,415	2,286,990
Eagle Bancorp, Inc. (I)	5,900	117,823
East West Bancorp, Inc.	68,888	1,480,403
Enterprise Financial Services Corp.	5,934	77,557
Erste Group Bank AG (I)	39,796	1,272,498
Fidelity Southern Corp. (I)	3,757	35,879
Fifth Third Bancorp (L)	332,741	5,054,336
Financial Institutions, Inc.	4,671	87,021
First Bancorp North Carolina	5,228	67,023
First BanCorp Puerto Rico (I) (L)	23,178	106,155
First Bancorp, Inc. Maine	3,271	53,873
First Busey Corp.	24,054	111,851
First California Financial Group, Inc. (I) (L)	7,404	57,159
First Commonwealth Financial Corp. (L)	33,563	228,900
First Community Bancshares, Inc. (L)	5,881	93,920
First Connecticut Bancorp, Inc.	6,086	83,683
First Financial Bancorp	18,904	276,376
First Financial Bankshares, Inc. (L)	10,006	390,334
First Financial Corp.	3,666	110,860
First Horizon National Corp. (L)	93,840	929,954
First Interstate Bancsystem, Inc. (L)	5,602	86,439
First Merchants Corp.	9,292	137,893
First Midwest Bancorp, Inc.	23,892	299,128
First Niagara Financial Group, Inc.	172,890	1,371,018
FirstMerit Corp. (L)	88,705	1,258,724
FNB Corp.	44,371	471,220
FNB United Corp. (I)	3,172	36,795
Fukuoka Financial Group, Inc.	140,078	560,657
Fulton Financial Corp.	97,745	939,329
German American Bancorp, Inc.	4,123	89,552
Glacier Bancorp, Inc. (L)	23,071	339,374

The accompanying notes are an integral part of the financial statements.	53
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Great Southern Bancorp, Inc.	3,396	$86,428
Hancock Holding Company	65,922	2,092,364
Hang Seng Bank, Ltd.	140,751	2,174,370
Hanmi Financial Corp. (I)	10,230	139,026
Heartland Financial USA, Inc.	4,635	121,205
Heritage Commerce Corp. (I)	7,221	50,403
Heritage Financial Corp.	5,335	78,371
Heritage Oaks Bancorp (I)	7,643	44,329
Hokuhoku Financial Group, Inc.	308	456
Home BancShares, Inc.	7,051	232,824
Hometrust Bancshares, Inc. (I)	276	3,729
Horizon Bancorp (L)	2,439	47,926
HSBC Holdings PLC	3,366,431	35,606,166
Hudson Valley Holding Corp.	5,174	80,559
Huntington Bancshares, Inc.	316,109	2,019,937
Iberiabank Corp. (L)	9,399	461,679
Independent Bank Corp. (L)	7,075	204,821
International Bancshares Corp. (L)	43,792	790,446
Intesa Sanpaolo SpA	1,849,252	3,199,211
Intesa Sanpaolo SpA (Italian Exchange)	175,621	249,130
Investors Bancorp, Inc. (L)	14,069	250,147
KBC Groep NV	29,589	1,029,922
KeyCorp	349,593	2,943,573
Lakeland Bancorp, Inc.	8,970	91,315
Lakeland Financial Corp.	5,383	139,097
Lloyds Banking Group PLC (I)	7,757,326	6,215,773
M&T Bank Corp. (L)	44,737	4,405,252
MainSource Financial Group, Inc.	6,836	86,612
MB Financial, Inc.	17,500	345,625
Mercantile Bank Corp.	2,994	49,401
Merchants Bancshares, Inc.	1,936	51,827
Metro Bancorp, Inc. (I)	4,817	63,681
MetroCorp Bancshares, Inc. (I)	5,542	60,907
Middleburg Financial Corp.	2,218	39,170
Mitsubishi UFJ Financial Group	2,342,476	12,605,190
Mizrahi Tefahot Bank, Ltd. (I)	23,314	240,864
Mizuho Financial Group, Inc.	4,200,943	7,686,226
National Australia Bank, Ltd.	417,935	10,930,163
National Bankshares, Inc. (L)	2,437	78,934
National Penn Bancshares, Inc. (L)	39,384	367,059
Natixis	167,884	580,819
NBT Bancorp, Inc. (L)	10,599	214,842
Nordea Bank AB	484,054	4,635,881
Northrim BanCorp, Inc.	2,252	51,008
Old National Bancorp (L)	32,360	384,113
OmniAmerican Bancorp, Inc. (I)	3,743	86,576
Oriental Financial Group, Inc.	13,040	174,084
Oversea-Chinese Banking Corp., Ltd.	474,663	3,818,973
Pacific Continental Corp.	6,404	62,311
Pacific Mercantile Bancorp (I)	4,042	25,424
PacWest Bancorp (L)	9,640	238,879
Park National Corp.	3,638	235,124
Park Sterling Corp. (I)	14,869	77,765
Penns Woods Bancorp, Inc.	1,440	53,870
Peoples Bancorp, Inc.	3,690	75,387
Pinnacle Financial Partners, Inc. (I) (L)	11,048	208,144
PNC Financial Services Group, Inc.	196,317	11,447,244
Preferred Bank (I)	4,010	56,942
PrivateBancorp, Inc. (L)	19,280	295,370
Prosperity Bancshares, Inc. (L)	36,600	1,537,200
Raiffeisen Bank International AG	9,203	384,695
Regions Financial Corp.	524,361	3,733,450
Renasant Corp. (L)	8,253	157,962

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Republic Bancorp, Inc., Class A (L)	3,354	$70,870
Resona Holdings, Inc.	346,382	1,570,432
Royal Bank of Scotland Group PLC (I)	386,910	2,083,849
S&T Bancorp, Inc. (L)	9,256	167,256
Sandy Spring Bancorp, Inc.	7,848	152,408
SCBT Financial Corp. (L)	4,817	193,547
Seacoast Banking Corp. of Florida (I)	27,266	43,898
Seven Bank, Ltd.	100,690	265,228
Shinsei Bank, Ltd.	284,237	569,133
Sierra Bancorp	4,169	47,652
Signature Bank (I) (L)	22,673	1,617,492
Simmons First National Corp., Class A	5,578	141,458
Skandinaviska Enskilda Banken AB, Series A	259,307	2,211,261
Societe Generale SA (I)	129,074	4,855,019
Southside Bancshares, Inc. (L)	5,668	119,368
Southwest Bancorp, Inc. (I)	6,538	73,226
Standard Chartered PLC	439,768	11,147,533
State Bank Financial Corp.	10,239	162,595
StellarOne Corp.	7,636	107,973
Sterling Bancorp	10,375	94,516
Sterling Financial Corp.	8,671	181,050
Suffolk Bancorp (I)	3,365	44,082
Sumitomo Mitsui Financial Group, Inc.	246,912	8,970,072
Sumitomo Mitsui Trust Holdings, Inc.	571,956	2,009,541
Sun Bancorp, Inc. (I) (L)	13,374	47,344
SunTrust Banks, Inc.	199,637	5,659,709
Suruga Bank, Ltd.	32,088	394,156
Susquehanna Bancshares, Inc.	59,747	626,149
SVB Financial Group (I)	21,872	1,224,176
Svenska Handelsbanken AB, Class A	91,185	3,267,157
Swedbank AB, Class A	147,339	2,899,395
SY Bancorp, Inc. (L)	4,136	92,729
Synovus Financial Corp. (L)	385,623	944,776
Taylor Capital Group, Inc. (I) (L)	5,344	96,459
TCF Financial Corp. (L)	80,180	974,187
Texas Capital Bancshares, Inc. (I) (L)	12,728	570,469
The Bancorp, Inc. (I)	9,508	104,303
The Bank of Kyoto, Ltd.	60,355	507,799
The Bank of Yokohama, Ltd.	222,776	1,034,088
The Chiba Bank, Ltd.	136,129	796,443
The Chugoku Bank, Ltd.	33,112	462,230
The First of Long Island Corp.	2,767	78,361
The Gunma Bank, Ltd.	72,025	350,431
The Hachijuni Bank, Ltd.	74,874	375,855
The Hiroshima Bank, Ltd.	91,000	381,286
The Iyo Bank, Ltd.	48,759	384,837
The Joyo Bank, Ltd.	117,685	556,135
The Nishi-Nippon City Bank, Ltd.	127,559	314,241
The Shizuoka Bank, Ltd.	97,299	950,269
Tompkins Financial Corp. (L)	3,548	140,643
TowneBank (L)	8,626	133,617
Trico Bancshares	5,377	90,065
Trustmark Corp. (L)	52,435	1,177,690
U.S. Bancorp	698,207	22,300,732
UMB Financial Corp. (L)	10,258	449,711
Umpqua Holdings Corp. (L)	35,778	421,823
UniCredit SpA (I)	744,543	3,676,622
Union First Market Bankshares Corp.	6,715	105,896
Unione di Banche Italiane SCPA	155,968	727,490
United Bankshares, Inc. (L)	16,037	390,020
United Community Banks, Inc. (I) (L)	13,577	127,895
United Overseas Bank, Ltd.	234,364	3,838,514
Univest Corp. of Pennsylvania (L)	5,446	93,127

The accompanying notes are an integral part of the financial statements.	54
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Valley National Bancorp (L)	96,800	$900,240
Virginia Commerce Bancorp, Inc. (I)	8,886	79,530
Washington Banking Company (L)	5,169	70,402
Washington Trust Bancorp, Inc. (L)	4,795	126,156
Webster Financial Corp.	62,388	1,282,073
Wells Fargo & Company	1,818,185	62,145,563
WesBanco, Inc. (L)	7,503	166,717
West Bancorp, Inc.	5,512	59,419
West Coast Bancorp (L)	6,272	138,925
Westamerica Bancorp. (L)	22,266	948,309
Western Alliance Bancorp (I)	23,198	244,275
Westpac Banking Corp.	566,302	15,481,797
Wilshire Bancorp, Inc. (I)	20,037	117,617
Wing Hang Bank, Ltd.	33,650	354,734
Wintrust Financial Corp. (L)	11,561	424,289
Yamaguchi Financial Group, Inc.	39,936	352,840
Zions Bancorporation (L)	67,092	1,435,769
		438,409,768
Consumer Finance - 0.6%
Acom Company, Ltd. (I)	7,000	201,340
AEON Credit Service Company, Ltd. (L)	12,253	247,390
American Express Company	361,628	20,786,377
Asset Acceptance Capital Corp. (I)	5,482	24,669
Asta Funding, Inc.	3,687	35,063
Capital One Financial Corp.	215,385	12,477,253
Cash America International, Inc. (L)	9,334	370,280
Credit Acceptance Corp. (I)	2,473	251,455
Credit Saison Company, Ltd.	28,795	720,067
DFC Global Corp. (I) (L)	14,081	260,639
Discover Financial Services	187,467	7,226,853
Encore Capital Group, Inc. (I) (L)	6,980	213,728
Ezcorp, Inc., Class A (I)	15,346	304,772
First Cash Financial Services, Inc. (I) (L)	9,086	450,847
Green Dot Corp., Class A (I)	7,695	93,879
Nelnet, Inc., Class A	7,628	227,238
Netspend Holdings, Inc. (I) (L)	9,775	115,541
Nicholas Financial, Inc.	3,382	41,937
Portfolio Recovery Associates, Inc. (I) (L)	5,430	580,250
Regional Management Corp. (I)	1,722	28,499
SLM Corp.	173,913	2,979,130
World Acceptance Corp. (I) (L)	3,311	246,868
		47,884,075
Diversified Financial Services - 2.5%
ASX, Ltd.	32,195	1,050,351
Bank of America Corp.	4,003,324	46,438,558
CBOE Holdings, Inc.	42,786	1,260,476
Citigroup, Inc.	1,089,156	43,087,011
CME Group, Inc. (L)	113,343	5,747,624
Deutsche Boerse AG	35,468	2,164,824
Eurazeo	5,610	272,157
Exor SpA	12,068	304,069
First Pacific Company, Ltd.	379,275	420,220
Groupe Bruxelles Lambert SA	14,842	1,170,058
Hong Kong Exchanges & Clearing, Ltd.	188,646	3,249,890
Industrivarden AB, C Shares (I)	22,168	368,669
ING Groep NV (I)	704,068	6,732,786
IntercontinentalExchange, Inc. (I)	26,924	3,333,460
Investment AB Kinnevik	37,721	788,190
Investor AB, B Shares	83,781	2,197,429
JPMorgan Chase & Company	1,411,998	62,085,552
Leucadia National Corp. (L)	72,635	1,727,987
London Stock Exchange Group PLC	31,942	557,942

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
MarketAxess Holdings, Inc.	11,598	$409,409
Marlin Business Services Corp.	2,753	55,225
MicroFinancial, Inc.	482	3,509
Mitsubishi UFJ Lease &
Finance Company, Ltd.	10,538	453,229
Moody’s Corp. (L)	71,643	3,605,076
MSCI, Inc. (I)	59,913	1,856,704
NewStar Financial, Inc. (I) (L)	8,430	118,104
NYSE Euronext	90,765	2,862,728
ORIX Corp.	19,234	2,170,343
Pargesa Holding SA	5,088	352,097
PHH Corp. (I)	17,969	408,795
PICO Holdings, Inc. (I)	7,383	149,653
Pohjola Bank OYJ	26,073	389,349
Resource America, Inc., Class A	4,651	31,022
Singapore Exchange, Ltd.	157,648	913,947
The NASDAQ OMX Group, Inc.	44,690	1,117,697
Wendel SA	5,971	618,161
		198,472,301
Insurance - 4.1%
ACE, Ltd.	125,680	10,029,264
Admiral Group PLC	37,223	712,779
Aegon NV	319,924	2,038,815
Aflac, Inc. (L)	173,604	9,221,844
Ageas	42,442	1,266,287
AIA Group, Ltd.	1,992,934	7,942,718
Alleghany Corp. (I)	8,301	2,784,321
Allianz SE	83,697	11,595,104
Alterra Capital Holdings, Ltd.	27,049	762,511
American Equity Investment Life
Holding Company (L)	19,251	235,055
American Financial Group, Inc.	37,157	1,468,445
American International Group, Inc. (I)	548,285	19,354,461
American Safety Insurance Holdings, Ltd. (I)	3,104	58,728
AMERISAFE, Inc. (I)	5,768	157,178
AMP, Ltd.	532,153	2,704,887
Amtrust Financial Services, Inc. (L)	8,511	244,181
Aon PLC	119,526	6,645,646
Argo Group International Holdings, Ltd.	8,127	272,986
Arthur J. Gallagher & Company (L)	61,009	2,113,962
Aspen Insurance Holdings, Ltd.	34,883	1,119,047
Assicurazioni Generali SpA	214,653	3,915,424
Assurant, Inc.	30,581	1,061,161
Aviva PLC (I)	536,279	3,237,407
AXA SA	325,049	5,879,472
Baldwin & Lyons, Inc., Class B	2,703	64,494
Baloise Holding AG	8,702	759,414
Berkshire Hathaway, Inc., Class B (I)	677,683	60,788,165
Brown & Brown, Inc.	57,900	1,474,134
Cincinnati Financial Corp. (L)	54,009	2,114,992
Citizens, Inc. (I) (L)	12,332	136,269
CNO Financial Group, Inc. (L)	67,453	629,336
CNP Assurances	29,543	450,009
Crawford & Company, Class B	8,749	69,817
Delta Lloyd NV	26,072	433,901
Donegal Group, Inc., Class A	2,660	37,346
Eastern Insurance Holdings, Inc.	2,366	40,411
eHealth, Inc. (I)	6,250	171,750
EMC Insurance Group, Inc.	1,651	39,426
Employers Holdings, Inc.	10,042	206,664
Enstar Group, Ltd. (I)	2,666	298,539
Everest Re Group, Ltd.	25,406	2,793,390
FBL Financial Group, Inc., Class A	3,187	109,027

The accompanying notes are an integral part of the financial statements.	55
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Fidelity National Financial, Inc., Class A	103,938	$2,447,740
First American Financial Corp. (L)	85,948	2,070,487
Genworth Financial, Inc., Class A (I)	185,419	1,392,497
Gjensidige Forsikring ASA	36,292	522,294
Global Indemnity PLC (I)	3,428	75,862
Greenlight Capital Re, Ltd., Class A (I)	8,926	206,012
Hallmark Financial Services, Inc. (I)	4,879	45,814
Hannover Rueckversicherung AG	11,090	863,186
Hartford Financial Services Group, Inc. (L)	161,473	3,623,454
HCC Insurance Holdings, Inc. (L)	49,769	1,851,904
Hilltop Holdings, Inc. (I)	12,529	169,643
Homeowners Choice, Inc. (L)	2,482	51,601
Horace Mann Educators Corp.	12,503	249,560
Infinity Property & Casualty Corp.	3,730	217,235
Insurance Australia Group, Ltd.	382,411	1,880,669
Investors Title Company	461	27,660
Kansas City Life Insurance Company	1,460	55,714
Kemper Corp.	26,647	786,087
Legal & General Group PLC	1,086,178	2,622,267
Lincoln National Corp.	103,426	2,678,733
Loews Corp.	116,041	4,728,671
Maiden Holdings, Ltd.	16,116	148,106
Mapfre SA	138,189	426,516
Marsh & McLennan Companies, Inc.	201,817	6,956,632
Meadowbrook Insurance Group, Inc.	16,238	93,856
Mercury General Corp.	17,768	705,212
MetLife, Inc.	405,493	13,356,939
Montpelier Re Holdings, Ltd.	15,728	359,542
MS&AD Insurance Group Holdings	92,996	1,857,919
Muenchener Rueckversicherungs AG	32,973	5,920,093
National Financial Partners Corp. (I) (L)	12,846	220,180
National Interstate Corp.	2,038	58,735
National Western Life Insurance
Company, Class A (L)	739	116,570
NKSJ Holdings, Inc.	68,678	1,462,623
Old Mutual PLC	898,631	2,669,202
Old Republic International Corp.	118,487	1,261,887
OneBeacon Insurance Group, Ltd., Class A	7,530	104,667
Platinum Underwriters Holdings, Ltd.	10,214	469,844
Primerica, Inc.	14,722	441,807
Principal Financial Group, Inc. (L)	102,768	2,930,943
Protective Life Corp.	38,846	1,110,219
Prudential Financial, Inc.	172,672	9,208,598
Prudential PLC	470,018	6,558,293
QBE Insurance Group, Ltd.	217,212	2,486,122
Reinsurance Group of America, Inc.	36,241	1,939,618
Resolution, Ltd.	255,608	1,020,359
RLI Corp. (L)	6,622	428,179
RSA Insurance Group PLC	653,214	1,318,390
Safety Insurance Group, Inc.	3,971	183,341
Sampo OYJ	77,097	2,493,039
SCOR SE	29,995	808,797
SeaBright Holdings, Inc.	6,733	74,534
Selective Insurance Group, Inc. (L)	17,430	335,876
Sony Financial Holdings, Inc.	31,616	568,712
StanCorp Financial Group, Inc.	21,733	796,949
Standard Life PLC	433,500	2,315,466
State Auto Financial Corp.	4,866	72,698
Stewart Information Services Corp. (L)	5,805	150,930
Suncorp Group, Ltd.	236,513	2,514,594
Swiss Life Holding	5,591	746,196
Swiss Re, Ltd.	64,750	4,725,731
Symetra Financial Corp.	24,793	321,813

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
T&D Holdings, Inc.	106,362	$1,296,344
The Allstate Corp.	179,807	7,222,847
The Chubb Corp.	97,416	7,337,373
The Dai-ichi Life Insurance Company, Ltd.	1,561	2,196,397
The Hanover Insurance Group, Inc.	21,874	847,399
The Navigators Group, Inc. (I)	3,090	157,806
The Phoenix Companies, Inc. (I) (L)	2,022	50,004
The Progressive Corp. (L)	207,729	4,383,082
The Travelers Companies, Inc.	141,754	10,180,772
Tokio Marine Holdings, Inc.	127,302	3,549,434
Torchmark Corp. (L)	35,078	1,812,480
Tower Group, Inc.	11,206	199,131
Tryg A/S	4,619	349,228
United Fire Group, Inc.	6,484	141,611
Universal Insurance Holdings, Inc.	6,860	30,047
Unum Group (L)	103,368	2,152,122
Vienna Insurance Group AG	7,234	388,061
W.R. Berkley Corp. (L)	53,959	2,036,413
XL Group PLC	113,358	2,840,751
Zurich Insurance Group AG	27,100	7,246,314
		326,163,200
Real Estate Investment Trusts - 2.6%
Acadia Realty Trust	14,564	365,265
AG Mortgage Investment Trust, Inc.	6,888	161,730
Agree Realty Corp.	3,811	102,097
Alexander’s, Inc.	669	221,305
Alexandria Real Estate Equities, Inc.	31,276	2,168,052
American Assets Trust, Inc.	10,489	292,958
American Campus Communities, Inc. (L)	51,388	2,370,528
American Capital Mortgage Investment Corp.	11,201	264,008
American Realty Capital Trust, Inc.	50,461	582,825
AmREIT, Inc., Class B (L)	1,592	27,303
Anworth Mortgage Asset Corp.	43,974	254,170
Apartment Investment & Management
Company, Class A	53,024	1,434,829
Apollo Commercial Real Estate Finance, Inc.	7,378	119,745
Apollo Residential Mortgage, Inc.	7,609	153,626
Ares Commercial Real Estate Corp. (L)	2,718	44,630
ARMOUR Residential REIT, Inc. (L)	94,353	610,464
Ascendas Real Estate Investment Trust	348,239	682,235
Ashford Hospitality Trust, Inc.	17,240	181,192
Associated Estates Realty Corp.	15,738	253,697
AvalonBay Communities, Inc.	42,592	5,775,049
Beni Stabili SpA	44	25
BGP Holdings PLC (I)	1,525,695	2
BioMed Realty Trust, Inc.	75,789	1,465,001
Boston Properties, Inc.	55,891	5,913,827
BRE Properties, Inc.	37,753	1,918,985
British Land Company PLC	155,161	1,442,497
Camden Property Trust	41,279	2,815,641
Campus Crest Communities, Inc.	12,542	153,765
CapitaCommercial Trust	364,000	503,169
Capital Shopping Centres Group PLC	102,343	575,831
CapitaMall Trust	438,981	769,195
CapLease, Inc.	22,069	122,924
Capstead Mortgage Corp.	31,150	357,291
Cedar Realty Trust, Inc.	19,727	104,159
Centro Retail Australia	249,225	590,065
CFS Retail Property Trust Group	363,854	729,054
Chatham Lodging Trust	4,887	75,162
Chesapeake Lodging Trust	12,573	262,524
Colonial Properties Trust	27,968	597,676
Colony Financial, Inc.	12,783	249,269

The accompanying notes are an integral part of the financial statements.	56
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Coresite Realty Corp.	6,460	$178,684
Corio NV	12,162	553,288
Corporate Office Properties Trust	39,621	989,733
Cousins Properties, Inc.	29,250	244,238
CreXus Investment Corp.	20,958	256,736
CubeSmart	39,140	570,270
CYS Investments, Inc.	54,939	648,830
DCT Industrial Trust, Inc. (L)	77,975	506,058
Dexus Property Group	844,530	895,461
DiamondRock Hospitality Company	59,770	537,930
Duke Realty Corp.	135,020	1,872,727
DuPont Fabros Technology, Inc. (L)	19,486	470,782
Dynex Capital, Inc.	17,346	163,746
EastGroup Properties, Inc.	8,907	479,286
Education Realty Trust, Inc.	36,010	383,146
EPR Properties (L)	14,797	682,290
Equity One, Inc.	47,679	1,001,736
Equity Residential	118,545	6,717,945
Essex Property Trust, Inc.	17,952	2,632,661
Excel Trust, Inc.	10,984	139,167
Federal Realty Investment Trust	31,731	3,300,659
FelCor Lodging Trust, Inc. (I)	40,132	187,416
First Industrial Realty Trust, Inc. (I)	31,379	441,816
First Potomac Realty Trust	16,484	203,742
Fonciere Des Regions	4,900	410,665
Franklin Street Properties Corp.	23,453	288,706
Gecina SA	3,959	441,865
Getty Realty Corp.	8,225	148,544
Gladstone Commercial Corp.	4,011	71,997
Glimcher Realty Trust	44,454	492,995
Goodman Group	312,710	1,422,638
Government Properties Income Trust	13,533	324,386
GPT Group	259,890	1,004,255
Gramercy Capital Corp. (I)	15,506	45,588
Gyrodyne Company of America, Inc.	433	31,202
Hammerson PLC	130,788	1,053,777
HCP, Inc.	167,491	7,567,243
Health Care REIT, Inc.	96,773	5,931,217
Healthcare Realty Trust, Inc.	27,562	661,764
Hersha Hospitality Trust	54,892	274,460
Highwoods Properties, Inc. (L)	61,691	2,063,564
Home Properties, Inc.	25,162	1,542,682
Hospitality Properties Trust	60,679	1,421,102
Host Hotels & Resorts, Inc. (L)	267,683	4,194,593
Hudson Pacific Properties, Inc.	11,326	238,526
ICADE	4,404	395,081
Inland Real Estate Corp. (L)	24,507	205,369
Invesco Mortgage Capital, Inc.	36,527	719,947
Investors Real Estate Trust (L)	29,115	254,174
iStar Financial, Inc. (I)	26,951	219,651
Japan Prime Realty Investment Corp.	145	418,347
Japan Real Estate Investment Corp.	108	1,059,348
Japan Retail Fund Investment Corp.	380	697,026
Kimco Realty Corp.	151,059	2,918,460
Kite Realty Group Trust	21,313	119,140
Klepierre	18,243	735,301
Land Securities Group PLC	143,399	1,938,727
LaSalle Hotel Properties	27,200	690,608
Lexington Realty Trust	42,099	439,935
Liberty Property Trust	58,027	2,075,626
LTC Properties, Inc.	9,684	340,780
Mack-Cali Realty Corp.	40,802	1,065,340
Medical Properties Trust, Inc. (L)	43,072	515,141

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Mirvac Group	629,584	$981,101
Mission West Properties, Inc.	6,544	59,616
Monmouth Real Estate
Investment Corp., Class A	13,150	136,234
National Health Investments, Inc.	7,674	433,811
National Retail Properties, Inc. (L)	54,040	1,686,048
New York Mortgage Trust, Inc. (L)	16,320	103,142
Nippon Building Fund, Inc.	113	1,165,072
Nomura Real Estate Office Fund, Inc.	51	292,627
NorthStar Realty Finance Corp. (L)	42,406	298,538
Omega Healthcare Investors, Inc. (L)	88,329	2,106,647
One Liberty Properties, Inc. (L)	4,014	81,444
Parkway Properties, Inc.	5,236	73,252
Pebblebrook Hotel Trust	18,270	422,037
Pennsylvania Real Estate Investment Trust	17,788	313,780
PennyMac Mortgage Investment Trust	18,559	469,357
Plum Creek Timber Company, Inc. (L)	59,819	2,654,169
Potlatch Corp.	32,496	1,273,518
Prologis, Inc.	170,791	6,232,164
PS Business Parks, Inc.	5,795	376,559
Public Storage	53,468	7,750,721
RAIT Financial Trust	16,303	92,112
Ramco-Gershenson Properties Trust	14,702	195,684
Rayonier, Inc.	60,488	3,135,093
Realty Income Corp. (L)	65,521	2,634,599
Redwood Trust, Inc. (L)	25,120	424,277
Regency Centers Corp.	44,394	2,091,845
Resource Capital Corp.	31,471	176,238
Retail Opportunity Investments Corp. (L)	16,003	205,799
RLJ Lodging Trust	33,891	656,469
Rouse Properties, Inc.	7,060	119,455
Ryman Hospitality Properties	10,253	394,330
Sabra Health Care REIT, Inc.	11,815	256,622
Saul Centers, Inc.	2,440	104,408
Segro PLC	134,498	551,492
Select Income REIT	2,864	70,941
Senior Housing Properties Trust (L)	86,620	2,047,697
Shopping Centres Australasia
Property Group (I)	46,324	72,157
Simon Property Group, Inc.	115,033	18,185,567
SL Green Realty Corp.	44,398	3,403,107
Sovran Self Storage, Inc.	9,125	566,663
STAG Industrial, Inc.	9,789	175,908
Starwood Property Trust, Inc.	42,453	974,721
Stockland	405,027	1,493,250
Strategic Hotels & Resorts, Inc. (I)	57,801	369,926
Summit Hotel Properties, Inc.	13,504	128,288
Sun Communities, Inc.	9,455	377,160
Sunstone Hotel Investors, Inc. (I)	43,467	465,532
Taubman Centers, Inc.	30,248	2,381,123
Terreno Realty Corp.	4,573	70,607
The Link REIT	420,215	2,104,393
The Macerich Company (L)	67,064	3,909,831
Two Harbors Investment Corp.	88,496	980,536
UDR, Inc.	122,763	2,919,304
UMH Properties, Inc.	4,793	49,512
Unibail-Rodamco SE	16,911	4,139,922
Universal Health Realty Income Trust	3,777	191,154
Urstadt Biddle Properties, Inc., Class A (L)	7,920	155,866
Ventas, Inc.	109,593	7,092,859
Vornado Realty Trust	62,677	5,019,174
Washington Real Estate Investment Trust (L)	20,988	548,836
Weingarten Realty Investors	54,792	1,466,782

The accompanying notes are an integral part of the financial statements.	57
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Western Asset Mortgage Capital Corp.	5,913	$116,900
Westfield Group	394,871	4,357,156
Westfield Retail Trust	533,554	1,679,250
Weyerhaeuser Company	199,623	5,553,512
Whitestone REIT	4,756	66,822
Winthrop Realty Trust	9,656	106,699
		212,399,302
Real Estate Management & Development - 0.6%
Aeon Mall Company, Ltd.	13,631	333,180
Alexander & Baldwin, Inc. (I)	20,991	616,506
AV Homes, Inc. (I)	3,263	46,400
CapitaLand, Ltd.	470,024	1,441,940
CapitaMalls Asia, Ltd.	256,093	411,926
CBRE Group, Inc., Class A (I)	111,393	2,216,721
Cheung Kong Holdings, Ltd.	255,942	3,961,692
City Developments, Ltd.	91,469	975,651
Consolidated-Tomoka Land Company (L)	1,471	45,616
Daito Trust Construction Company, Ltd.	13,331	1,254,476
Daiwa House Industry Company, Ltd.	93,310	1,605,561
Forestar Group, Inc. (I)	11,150	193,230
Global Logistic Properties, Ltd.	379,390	872,354
Hang Lung Properties, Ltd.	411,251	1,648,913
Henderson Land Development Company, Ltd.	177,694	1,265,797
Hulic Company, Ltd. (I)	45,077	306,097
Hysan Development Company, Ltd.	115,785	560,695
Immoeast AG (I)	70,405	0
IMMOFINANZ AG	169,524	714,685
Jones Lang LaSalle, Inc.	21,592	1,812,432
Kennedy-Wilson Holdings, Inc. (L)	13,760	192,365
Keppel Land, Ltd.	140,229	468,724
Kerry Properties, Ltd.	131,055	683,664
Lend Lease Corp.	99,961	973,866
Mitsubishi Estate Company, Ltd.	229,650	5,490,084
Mitsui Fudosan Company, Ltd.	153,750	3,756,279
New World Development Company, Ltd.	677,827	1,065,547
Nomura Real Estate Holdings, Inc.	17,916	341,787
NTT Urban Development Corp.	213	205,719
Sino Land Company, Ltd.	543,089	977,925
Sumitomo Realty &
Development Company, Ltd.	65,177	2,165,656
Sun Hung Kai Properties, Ltd.	288,060	4,362,706
Swire Pacific, Ltd.	124,789	1,550,741
Swire Properties, Ltd.	215,000	723,025
Swiss Prime Site AG	8,948	748,702
Tejon Ranch Company (I)	4,235	118,919
Thomas Properties Group, Inc.	10,643	57,579
Tokyu Land Corp.	79,823	583,521
UOL Group, Ltd.	86,671	427,827
Wharf Holdings, Ltd.	278,698	2,206,974
Wheelock and Company, Ltd.	167,370	849,557
Zillow, Inc., Class A (I) (L)	1,189	32,995
		48,268,034
Thrifts & Mortgage Finance - 0.2%
Astoria Financial Corp. (L)	67,787	634,486
Bank Mutual Corp.	15,643	67,265
BankFinancial Corp.	7,433	55,153
Beneficial Mutual Bancorp, Inc. (I)	10,671	101,375
Berkshire Hill Bancorp, Inc.	7,916	188,876
BofI Holding, Inc. (I)	3,581	99,802
Brookline Bancorp, Inc.	22,791	193,724
Cape Bancorp, Inc.	4,354	37,836
Clifton Savings Bancorp, Inc.	3,043	34,295

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Dime Community Bancshares, Inc.	10,384	$144,234
Doral Financial Corp. (I)	46,566	33,718
ESB Financial Corp.	3,607	50,029
ESSA Bancorp, Inc.	3,539	38,540
EverBank Financial Corp.	7,088	105,682
Federal Agricultural Mortgage Corp., Class C	3,199	103,968
First Defiance Financial Corp.	3,495	67,069
First Financial Holdings, Inc.	5,500	71,940
First Pactrust Bancorp, Inc. (L)	3,865	47,424
Flushing Financial Corp.	10,245	157,158
Fox Chase Bancorp, Inc.	4,337	72,211
Franklin Financial Corp.	4,937	81,855
Heritage Financial Group, Inc.	3,309	45,631
Home Bancorp, Inc. (I)	2,492	45,479
Home Federal Bancorp, Inc.	5,270	65,506
Home Loan Servicing Solutions, Ltd. (L)	9,209	174,050
HomeStreet, Inc. (I)	2,823	72,128
Hudson City Bancorp, Inc.	173,432	1,410,002
Kearny Financial Corp.	4,709	45,913
MGIC Investment Corp. (I)	60,058	159,754
Nationstar Mortgage Holdings, Inc. (I) (L)	6,148	190,465
New York Community Bancorp, Inc. (L)	215,578	2,824,072
Northfield Bancorp, Inc. (L)	4,980	75,945
Northwest Bancshares, Inc. (L)	31,111	377,688
OceanFirst Financial Corp.	4,841	66,564
Ocwen Financial Corp. (I)	34,104	1,179,657
Oritani Financial Corp. (L)	14,708	225,327
People’s United Financial, Inc. (L)	128,615	1,554,955
Peoples Federal Bancshares, Inc.	2,289	39,806
Provident Financial Holdings, Inc.	3,453	60,428
Provident Financial Services, Inc.	19,248	287,180
Provident New York Bancorp	12,901	120,108
Radian Group, Inc. (L)	42,589	260,219
Rockville Financial, Inc.	9,626	124,175
SI Financial Group, Inc.	3,810	43,815
Simplicity Bancorp, Inc.	3,344	49,993
Territorial Bancorp, Inc.	3,706	84,682
Tree.com, Inc.	2,074	37,394
TrustCo Bank Corp.	30,582	161,473
United Financial Bancorp, Inc.	6,960	109,411
ViewPoint Financial Group	10,673	223,493
Walker & Dunlop, Inc. (I)	3,662	61,009
Washington Federal, Inc.	52,210	880,783
Westfield Financial, Inc. (L)	8,999	65,063
WSFS Financial Corp.	2,504	105,794
		13,614,602
		1,441,254,242
Health Care - 10.8%
Biotechnology - 1.4%
Achillion Pharmaceuticals, Inc. (I) (L)	18,889	151,490
Acorda Therapeutics, Inc. (I)	12,837	319,128
Actelion, Ltd.	19,772	949,727
Aegerion Pharmaceuticals, Inc. (I) (L)	8,018	203,577
Affymax, Inc. (I)	11,475	218,025
Agenus, Inc. (I)	8,796	36,064
Alexion Pharmaceuticals, Inc. (I) (L)	71,592	6,716,046
Alkermes PLC (I)	38,882	720,095
Allos Therapeutics, Inc. (I)	26,492	0
Alnylam Pharmaceuticals, Inc. (I) (L)	14,847	270,958
AMAG Pharmaceuticals, Inc. (I)	6,890	101,352
Amgen, Inc.	285,713	24,662,746
Amicus Therapeutics, Inc. (I) (L)	9,869	26,449

The accompanying notes are an integral part of the financial statements.	58
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Anacor Pharmaceuticals, Inc. (I)	5,461	$28,397
Arena Pharmaceuticals, Inc. (I) (L)	68,926	621,713
Arqule, Inc. (I)	18,932	52,820
Array BioPharma, Inc. (I)	29,101	108,256
Astex Pharmaceuticals (I)	29,923	87,076
AVEO Pharmaceuticals, Inc. (I)	12,469	100,375
BioCryst Pharmaceuticals, Inc. (I) (L)	15,806	22,445
Biogen Idec, Inc. (I)	87,624	12,851,812
Biotime, Inc. (I) (L)	10,881	34,166
Celgene Corp. (I)	157,116	12,368,172
Celldex Therapeutics, Inc. (I) (L)	18,944	127,114
Cepheid, Inc. (I) (L)	20,845	704,769
Clovis Oncology, Inc. (I) (L)	4,392	70,272
Coronado Biosciences, Inc. (I)	6,367	28,715
CSL, Ltd.	92,955	5,251,222
Cubist Pharmaceuticals, Inc. (I) (L)	20,114	845,995
Curis, Inc. (I) (L)	25,554	87,650
Cytori Therapeutics, Inc. (I) (L)	17,538	49,457
Dendreon Corp. (I) (L)	49,298	260,293
Discovery Laboratories, Inc. (I)	15,312	32,308
Durata Therapeutics, Inc. (I)	564	4,309
Dyax Corp. (I)	31,482	109,557
Dynavax Technologies Corp. (I) (L)	55,964	160,057
Elan Corp. PLC (I)	88,416	913,109
Elan Corp. PLC (European
Composite Exchange) (I)	4,208	43,479
Emergent Biosolutions, Inc. (I)	8,299	133,116
Enzon Pharmaceuticals, Inc. (L)	14,045	62,219
Exact Sciences Corp. (I)	20,470	216,777
Exelixis, Inc. (I) (L)	58,559	267,615
Genomic Health, Inc. (I) (L)	5,188	141,425
Geron Corp. (I) (L)	42,930	60,531
Gilead Sciences, Inc. (I)	280,452	20,599,199
Grifols SA (I)	27,442	965,502
GTx, Inc. (I) (L)	9,210	38,682
Halozyme Therapeutics, Inc. (I) (L)	28,923	194,073
Hyperion Therapeutics, Inc. (I)	347	3,914
Idenix Pharmaceuticals, Inc. (I) (L)	28,767	139,520
ImmunoCellular Therapeutics, Ltd. (I)	17,110	32,851
Immunogen, Inc. (I) (L)	26,702	340,451
Immunomedics, Inc. (I)	22,043	64,366
Infinity Pharmaceuticals, Inc. (I) (L)	7,744	271,040
InterMune, Inc. (I)	21,023	203,713
Ironwood Pharmaceuticals, Inc. (I) (L)	24,176	268,112
Isis Pharmaceuticals, Inc. (I) (L)	32,076	335,515
Keryx Biopharmaceuticals Inc. (I) (L)	23,572	61,759
Lexicon Pharmaceuticals, Inc. (I)	68,274	151,568
Ligand Pharmaceuticals, Inc., Class B (I) (L)	5,629	116,745
MannKind Corp. (I) (L)	36,469	84,243
Merrimack Pharmaceuticals, Inc. (I)	5,132	31,254
Momenta Pharmaceuticals, Inc. (I)	15,159	178,573
Neurocrine Biosciences, Inc. (I)	21,453	160,468
NewLink Genetics Corp. (I) (L)	4,066	50,825
Novavax, Inc. (I) (L)	38,013	71,845
NPS Pharmaceuticals, Inc. (I) (L)	27,449	249,786
OncoGenex Pharmaceuticals, Inc. (I)	4,875	63,960
Oncothyreon, Inc. (I)	18,364	35,259
Opko Health, Inc. (I) (L)	34,465	165,777
Orexigen Therapeutics, Inc. (I) (L)	19,528	102,913
Osiris Therapeutics, Inc. (I) (L)	5,351	48,052
PDL BioPharma, Inc. (L)	44,341	312,604
Pharmacyclics, Inc. (I) (L)	17,295	1,001,381
Prothena Corp. PLC (I)	2,259	16,559

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Raptor Pharmaceutical Corp. (I) (L)	15,798	$92,418
Regeneron Pharmaceuticals, Inc. (I)	36,928	6,317,273
Repligen Corp. (I) (L)	10,518	66,158
Rigel Pharmaceuticals, Inc. (I)	27,318	177,567
Sangamo Biosciences, Inc. (I) (L)	17,370	104,394
Seattle Genetics, Inc. (I) (L)	30,237	701,498
SIGA Technologies, Inc. (I)	13,150	34,453
Spectrum Pharmaceuticals, Inc. (L)	18,989	212,487
Sunesis Pharmaceuticals, Inc. (I)	9,009	37,838
Synageva BioPharma Corp. (I) (L)	3,338	154,516
Synergy Pharmaceuticals, Inc. (I) (L)	13,709	72,109
Synta Pharmaceuticals Corp. (I)	12,054	108,727
Targacept, Inc. (I)	9,018	39,499
TESARO, Inc. (I)	1,624	27,527
Theravance, Inc. (I) (L)	19,356	431,058
Threshold Pharmaceuticals, Inc. (I)	14,459	60,872
Trius Therapeutics, Inc. (I)	8,906	42,571
United Therapeutics Corp. (I) (L)	23,182	1,238,382
Vanda Pharmaceuticals, Inc. (I)	9,534	35,276
Vertex Pharmaceuticals, Inc. (I)	106,402	4,462,500
Vical, Inc. (I) (L)	24,591	71,560
XOMA Corp. (I)	26,899	64,423
ZIOPHARM Oncology, Inc. (I) (L)	21,459	89,269
		111,223,762
Health Care Equipment & Supplies - 2.0%
Abaxis, Inc. (L)	6,857	254,395
Abbott Laboratories	587,401	38,474,766
ABIOMED, Inc. (I) (L)	10,760	144,830
Accuray, Inc. (I)	22,905	147,279
Align Technology, Inc. (I) (L)	22,801	632,728
Alphatec Holdings, Inc. (I)	18,240	30,096
Analogic Corp. (L)	3,865	287,170
AngioDynamics, Inc. (I)	8,054	88,513
Anika Therapeutics, Inc. (I)	4,080	40,555
Antares Pharma, Inc. (I) (L)	34,155	130,131
ArthroCare Corp. (I)	8,819	305,049
AtriCure, Inc. (I)	5,079	35,045
Atrion Corp.	508	99,568
Baxter International, Inc.	204,185	13,610,972
Becton, Dickinson and Company (L)	73,926	5,780,274
Biolase, Inc. (I)	1	1
Boston Scientific Corp. (I)	509,549	2,919,716
C.R. Bard, Inc.	28,886	2,823,318
Cantel Medical Corp.	6,670	198,299
Cardiovascular Systems, Inc. (I)	5,472	68,674
CareFusion Corp. (I)	82,011	2,343,874
Cerus Corp. (I)	17,913	56,605
Cie Generale d’Optique
Essilor International SA	37,221	3,773,853
Cochlear, Ltd.	10,466	865,843
Coloplast A/S	20,885	1,023,582
Conceptus, Inc. (I)	9,948	209,007
CONMED Corp. (L)	8,901	248,783
Covidien PLC	175,966	10,160,277
CryoLife, Inc.	9,446	58,849
Cyberonics, Inc. (I)	8,740	459,112
Cynosure, Inc., Class A (I)	3,085	74,379
DENTSPLY International, Inc. (L)	52,292	2,071,286
Derma Sciences, Inc. (I)	3,322	36,907
DexCom, Inc. (I) (L)	21,857	297,474
Edwards Lifesciences Corp. (I)	42,918	3,869,916
Elekta AB, Series B	67,704	1,067,673
Endologix, Inc. (I)	17,673	251,664

The accompanying notes are an integral part of the financial statements.	59
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
EnteroMedics, Inc. (I) (L)	9,142	$25,598
Exactech, Inc. (I)	2,832	48,002
Getinge AB, B Shares	36,768	1,245,557
Globus Medical, Inc., Class A (I) (L)	3,074	32,246
Greatbatch, Inc. (I)	7,405	172,092
Haemonetics Corp. (I) (L)	15,881	648,580
Hansen Medical, Inc. (I) (L)	17,611	36,631
HeartWare International, Inc. (I)	4,468	375,089
Hill-Rom Holdings, Inc.	29,884	851,694
Hologic, Inc. (I)	130,970	2,623,329
ICU Medical, Inc. (I)	3,898	237,505
IDEXX Laboratories, Inc. (I) (L)	26,882	2,494,650
Insulet Corp. (I) (L)	15,239	323,372
Integra LifeSciences Holdings Corp. (I)	6,191	241,263
Intuitive Surgical, Inc. (I)	14,805	7,259,928
Invacare Corp. (L)	10,328	168,346
MAKO Surgical Corp. (I) (L)	11,595	149,228
Masimo Corp. (L)	41,450	870,865
Medtronic, Inc.	375,899	15,419,377
Meridian Bioscience, Inc. (L)	13,195	267,199
Merit Medical Systems, Inc. (I)	13,366	185,787
Natus Medical, Inc. (I)	9,508	106,299
Navidea Biopharmaceuticals, Inc. (I) (L)	31,251	88,440
Neogen Corp. (I)	7,529	341,214
NuVasive, Inc. (I)	13,810	213,503
NxStage Medical, Inc. (I)	15,851	178,324
Olympus Corp. (I)	40,798	791,856
OraSure Technologies, Inc. (I)	17,501	125,657
Orthofix International NV (I)	5,939	233,581
Palomar Medical Technologies, Inc. (I)	6,669	61,421
PhotoMedex, Inc. (I) (L)	4,477	64,961
Quidel Corp. (I) (L)	8,985	167,750
ResMed, Inc. (L)	70,234	2,919,627
Rochester Medical Corp. (I)	3,783	38,133
Rockwell Medical Technologies, Inc. (I) (L)	7,416	59,699
RTI Biologics, Inc. (I)	18,463	78,837
Smith & Nephew PLC	165,210	1,828,317
Solta Medical, Inc. (I)	22,852	61,015
Sonova Holding AG	9,020	999,300
Spectranetics Corp. (I)	10,960	161,879
St. Jude Medical, Inc. (L)	116,315	4,203,624
Staar Surgical Company (I)	11,834	72,187
STERIS Corp. (L)	46,909	1,629,150
Stryker Corp.	107,122	5,872,428
SurModics, Inc. (I)	4,206	94,046
Symmetry Medical, Inc. (I) (L)	11,796	124,094
Sysmex Corp.	13,531	619,939
Teleflex, Inc. (L)	20,135	1,435,827
Terumo Corp.	27,909	1,108,916
The Cooper Companies, Inc.	23,480	2,171,430
Thoratec Corp. (I)	28,839	1,082,039
Tornier BV (I)	4,823	80,978
Unilife Corp. (I) (L)	26,563	60,298
Utah Medical Products, Inc. (L)	1,093	39,403
Varian Medical Systems, Inc. (I) (L)	41,038	2,882,509
Vascular Solutions, Inc. (I)	5,218	82,444
Volcano Corp. (I) (L)	16,901	399,033
West Pharmaceutical Services, Inc.	10,664	583,854
William Demant Holdings A/S (I)	4,943	424,221
Wright Medical Group, Inc. (I) (L)	12,381	259,877
Young Innovations, Inc.	1,819	71,687
Zeltiq Aesthetics, Inc. (I)	5,921	27,414

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Zimmer Holdings, Inc.	64,774	$4,317,835
		162,779,847
Health Care Providers & Services - 1.6%
Acadia Healthcare Company, Inc. (I) (L)	7,316	170,682
Accretive Health, Inc. (I) (L)	18,030	208,427
Aetna, Inc.	123,856	5,734,533
Air Methods Corp. (L)	12,213	450,538
Alfresa Holdings Corp.	7,852	306,846
Almost Family, Inc. (L)	2,729	55,290
Amedisys, Inc. (I) (L)	9,640	108,643
AmerisourceBergen Corp. (L)	87,697	3,786,756
AMN Healthcare Services, Inc. (I)	12,859	148,521
Amsurg Corp. (I)	10,054	301,721
Assisted Living Concepts, Inc., Class A (L)	6,164	60,099
Bio-Reference Labs, Inc. (I) (L)	7,765	222,778
BioScrip, Inc. (I)	14,124	152,115
Capital Senior Living Corp. (I)	8,905	166,434
Cardinal Health, Inc.	126,387	5,204,617
Celesio AG	16,014	275,787
Centene Corp. (I)	16,323	669,243
Chemed Corp. (L)	6,033	413,803
Chindex International, Inc. (I)	3,914	41,097
Cigna Corp.	106,881	5,713,858
Community Health Systems, Inc.	44,796	1,377,029
Corvel Corp. (I)	1,967	88,181
Coventry Health Care, Inc.	49,410	2,215,050
Cross Country Healthcare, Inc. (I)	9,342	44,842
DaVita HealthCare Partners, Inc. (I)	30,838	3,408,524
Emeritus Corp. (I)	9,824	242,849
ExamWorks Group, Inc. (I)	9,347	130,765
Express Scripts Holding Company (I)	303,389	16,383,006
Five Star Quality Care, Inc. (I)	13,793	69,103
Fresenius Medical Care AG &
Company KGaA	38,844	2,683,817
Fresenius SE & Company KGaA	22,873	2,632,523
Gentiva Health Services, Inc. (I) (L)	9,697	97,455
Hanger, Inc. (I)	10,816	295,926
Health Management
Associates, Inc., Class A (I)	125,686	1,171,394
Health Net, Inc. (I)	39,851	968,379
HealthSouth Corp. (I) (L)	30,192	637,353
Healthways, Inc. (I)	10,798	115,539
Henry Schein, Inc. (I) (L)	43,202	3,476,033
HMS Holdings Corp. (I) (L)	69,956	1,813,260
Humana, Inc.	58,847	4,038,670
IPC The Hospitalist Company, Inc. (I)	5,276	209,510
Kindred Healthcare, Inc. (I) (L)	16,951	183,410
Laboratory Corp. of America Holdings (I) (L)	35,499	3,074,923
Landauer, Inc.	2,995	183,324
LHC Group, Inc. (I)	5,129	109,248
LifePoint Hospitals, Inc. (I)	24,267	916,079
Magellan Health Services, Inc. (I)	8,622	422,478
McKesson Corp.	87,490	8,483,030
Medipal Holdings Corp.	27,565	303,719
MEDNAX, Inc. (I) (L)	24,475	1,946,252
Miraca Holdings, Inc.	10,417	419,436
Molina Healthcare, Inc. (I)	9,455	255,852
MWI Veterinary Supply, Inc. (I) (L)	4,054	445,940
National Healthcare Corp. (L)	3,291	154,743
National Research Corp.	791	42,872
Omnicare, Inc.	54,288	1,959,797
Owens & Minor, Inc. (L)	51,116	1,457,317
Patterson Companies, Inc.	32,045	1,096,900

The accompanying notes are an integral part of the financial statements.	60
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
PharMerica Corp. (I)	9,411	$134,013
PSS World Medical, Inc. (I)	16,000	462,080
Quest Diagnostics, Inc.	58,782	3,425,227
Ramsay Health Care, Ltd.	24,023	682,502
Select Medical Holdings Corp.	11,218	105,786
Skilled Healthcare Group, Inc., Class A (I) (L)	6,461	41,157
Sonic Healthcare, Ltd.	68,472	956,141
Sunrise Senior Living, Inc. (L)	18,395	264,520
Suzuken Company, Ltd.	13,241	373,137
Team Health Holdings, Inc. (I)	8,992	258,700
Tenet Healthcare Corp. (I)	39,294	1,275,876
The Ensign Group, Inc.	5,508	149,763
The Providence Service Corp. (I)	4,351	73,923
Triple-S Management Corp., Class B (I)	6,097	112,612
UnitedHealth Group, Inc.	379,731	20,596,609
Universal American Corp.	12,053	103,535
Universal Health Services, Inc., Class B	43,431	2,099,889
US Physical Therapy, Inc.	3,797	104,569
Vanguard Health Systems, Inc. (I)	10,202	124,975
VCA Antech, Inc. (I) (L)	43,127	907,823
WellCare Health Plans, Inc. (I)	34,896	1,699,086
WellPoint, Inc.	112,510	6,854,109
		128,552,348
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	84,180	792,976
athenahealth, Inc. (I)	11,388	836,449
Cerner Corp. (I) (L)	53,944	4,188,212
Computer Programs & Systems, Inc. (L)	3,471	174,730
Epocrates, Inc. (I) (L)	6,351	56,016
Greenway Medical Technologies, Inc. (I) (L)	2,568	39,444
HealthStream, Inc. (I) (L)	6,207	150,892
MedAssets, Inc. (I)	18,594	311,821
Medidata Solutions, Inc. (I)	7,054	276,446
Merge Healthcare, Inc. (I) (L)	18,914	46,718
Omnicell, Inc. (I)	10,696	159,050
Quality Systems, Inc.	12,656	219,708
Vocera Communications, Inc. (I)	2,241	56,249
		7,308,711
Life Sciences Tools & Services - 0.4%
Affymetrix, Inc. (I) (L)	23,648	74,964
Agilent Technologies, Inc.	129,076	5,284,371
BG Medicine, Inc. (I)	5,033	11,626
Bio-Rad Laboratories, Inc., Class A (I)	9,851	1,034,848
Cambrex Corp. (I)	9,503	108,144
Charles River
Laboratories International, Inc. (I)	23,791	891,449
Covance, Inc. (I) (L)	26,907	1,554,417
Fluidigm Corp. (I) (L)	7,944	113,679
Furiex Pharmaceuticals, Inc. (I) (L)	2,569	49,479
Harvard Bioscience, Inc. (I)	8,971	39,293
Life Technologies Corp. (I)	64,979	3,189,169
Lonza Group AG	9,555	516,807
Luminex Corp. (I)	13,406	224,685
Mettler-Toledo International, Inc. (I) (L)	15,011	2,901,626
PAREXEL International Corp. (I)	18,992	561,973
PerkinElmer, Inc.	43,022	1,365,518
QIAGEN NV (I)	43,345	786,132
Sequenom, Inc. (I) (L)	36,609	172,794
Techne Corp.	16,972	1,159,866
Thermo Fisher Scientific, Inc.	133,915	8,541,099
Waters Corp. (I)	32,471	2,828,874
		31,410,813

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 5.3%
Akorn, Inc. (I) (L)	18,209	$243,272
Allergan, Inc.	113,983	10,455,661
Ampio Pharmaceuticals, Inc. (I) (L)	8,847	31,761
Astellas Pharma, Inc.	81,718	3,670,878
AstraZeneca PLC	229,321	10,841,236
Auxilium Pharmaceuticals, Inc. (I)	15,480	286,844
AVANIR Pharmaceuticals, Inc., Class A (I)	43,444	114,258
Bayer AG	152,027	14,436,868
BioDelivery Sciences International, Inc. (I)	7,048	30,377
Bristol-Myers Squibb Company	613,433	19,991,781
Cadence Pharmaceuticals, Inc. (I) (L)	19,776	94,727
Cempra, Inc. (I)	565	3,616
Chugai Pharmaceutical Company, Ltd.	41,062	786,955
Daiichi Sankyo Company, Ltd.	123,757	1,898,371
Dainippon Sumitomo Pharma Company, Ltd.	29,892	359,117
Depomed, Inc. (I) (L)	18,339	113,518
Eisai Company, Ltd.	46,321	1,934,099
Eli Lilly & Company	378,544	18,669,790
Endo Health Solutions, Inc. (I)	56,010	1,471,383
Endocyte, Inc. (I) (L)	9,601	86,217
Forest Laboratories, Inc. (I)	86,692	3,061,961
Forest Laboratories, Inc.
(German Exchange) (I)	4,082	2,368
GlaxoSmithKline PLC	914,490	19,855,026
Hi-Tech Pharmacal Company, Inc. (L)	3,512	122,850
Hisamitsu Pharmaceutical Company, Inc.	11,284	559,494
Horizon Pharma, Inc. (I) (L)	11,827	27,557
Hospira, Inc. (I)	60,723	1,896,987
Impax Laboratories, Inc. (I)	21,365	437,769
Indevus Pharmaceuticals, Inc. (I)	20,441	0
Jazz Pharmaceuticals PLC (I)	13,208	702,666
Johnson & Johnson	1,029,709	72,182,601
Kyowa Hakko Kogyo Company, Ltd.	46,683	461,021
MAP Pharmaceuticals, Inc. (I) (L)	9,037	141,971
Merck & Company, Inc.	1,128,867	46,215,815
Merck KGaA	11,886	1,568,214
Mitsubishi Tanabe Pharma Corp.	40,934	533,715
Mylan, Inc. (I)	150,425	4,133,679
Nektar Therapeutics (I) (L)	36,722	272,110
Novartis AG	422,918	26,775,579
Novo Nordisk A/S, Class B	74,867	12,227,266
Obagi Medical Products, Inc. (I)	6,244	84,856
Omeros Corp. (I) (L)	8,462	43,918
Ono Pharmaceutical Company, Ltd.	15,081	769,593
Optimer Pharmaceuticals, Inc. (I) (L)	15,132	136,945
Orion OYJ, Series B	17,428	512,238
Otsuka Holdings Company, Ltd.	66,654	1,871,303
Pacira Pharmaceuticals, Inc. (I)	5,860	102,374
Pain Therapeutics, Inc.	12,586	34,108
Perrigo Company (L)	32,587	3,390,026
Pfizer, Inc.	2,735,613	68,609,174
Pozen, Inc. (I) (L)	8,898	44,579
Questcor Pharmaceuticals, Inc. (L)	17,123	457,527
Repros Therapeutics, Inc. (I) (L)	5,521	86,956
Roche Holdings AG	129,162	26,313,516
Sagent Pharmaceuticals, Inc. (I) (L)	3,183	51,214
Sanofi	219,285	20,795,940
Santarus, Inc. (I) (L)	17,506	192,216
Santen Pharmaceutical Company, Ltd.	13,423	513,921
Sciclone Pharmaceuticals, Inc. (I) (L)	18,250	78,658
Shionogi & Company, Ltd.	54,859	913,827
Shire PLC	103,416	3,176,215

The accompanying notes are an integral part of the financial statements.	61
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Taisho Pharmaceutical
Holdings Company, Ltd.	6,516	$445,035
Takeda Pharmaceutical Company, Ltd.	145,168	6,487,501
Teva Pharmaceutical Industries, Ltd.	173,345	6,488,049
The Medicines Company (I) (L)	17,616	422,256
Tsumura & Company, Ltd.	11,292	340,312
UCB SA	20,245	1,164,676
ViroPharma, Inc. (I) (L)	22,176	504,726
Vivus, Inc. (I) (L)	31,797	426,716
Watson Pharmaceuticals, Inc. (I)	47,356	4,072,616
XenoPort, Inc. (I) (L)	13,749	106,830
Zogenix, Inc. (I) (L)	18,123	24,104
		425,361,303
		866,636,784
Industrials - 11.2%
Aerospace & Defense - 1.8%
AAR Corp.	13,054	243,849
Aerovironment, Inc. (I)	5,621	122,201
Alliant Techsystems, Inc. (L)	16,016	992,351
American Science & Engineering, Inc.	2,663	173,654
API Technologies Corp. (I)	11,534	33,910
Astronics Corp. (I)	4,055	92,778
B/E Aerospace, Inc. (I)	50,971	2,517,967
BAE Systems PLC	597,462	3,282,443
Cobham PLC	197,237	717,305
Cubic Corp.	5,068	243,112
Curtiss-Wright Corp.	14,978	491,728
DigitalGlobe, Inc. (I) (L)	11,522	281,598
Esterline Technologies Corp. (I)	24,883	1,582,808
European Aeronautic Defence &
Space Company NV	76,021	2,979,516
Exelis, Inc.	92,098	1,037,944
Finmeccanica SpA (I)	76,207	441,655
GenCorp, Inc. (I) (L)	19,113	174,884
General Dynamics Corp.	122,861	8,510,581
GeoEye, Inc. (I)	4,790	147,197
HEICO Corp. (L)	16,791	751,565
Hexcel Corp. (I)	31,641	853,041
Honeywell International, Inc.	291,057	18,473,388
Huntington Ingalls Industries, Inc.	24,372	1,056,282
Kratos Defense &
Security Solutions, Inc. (I) (L)	13,010	65,440
L-3 Communications Holdings, Inc.	35,795	2,742,613
LMI Aerospace, Inc. (I)	3,112	60,186
Lockheed Martin Corp.	99,793	9,209,896
Meggitt PLC (I)	143,694	895,762
Moog, Inc., Class A (I)	13,964	572,943
National Presto Industries, Inc. (L)	1,541	106,483
Northrop Grumman Corp.	91,643	6,193,234
Orbital Sciences Corp. (I)	19,034	262,098
Precision Castparts Corp.	53,892	10,208,223
Raytheon Company	123,124	7,087,017
Rockwell Collins, Inc. (L)	52,686	3,064,745
Rolls-Royce Holdings PLC	344,271	4,960,346
Safran SA	42,181	1,840,593
Singapore Technologies Engineering, Ltd.	281,258	887,813
Taser International, Inc. (I)	18,051	161,376
Teledyne Technologies, Inc. (I)	11,674	759,627
Textron, Inc.	103,931	2,576,449
Thales SA	16,573	572,127
The Boeing Company	252,176	19,003,983
The KEYW Holding Corp. (I) (L)	8,027	101,863

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Triumph Group, Inc.	24,577	$1,604,878
United Technologies Corp.	313,386	25,700,786
Zodiac Aerospace	6,243	697,238
		144,537,476
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (I)	17,233	69,104
Atlas Air Worldwide Holdings, Inc. (I)	8,416	372,913
C.H. Robinson Worldwide, Inc. (L)	59,879	3,785,550
Deutsche Post AG	166,773	3,656,887
Echo Global Logistics, Inc. (I)	4,771	85,735
Expeditors International of Washington, Inc.	78,033	3,086,205
FedEx Corp.	108,229	9,926,764
Forward Air Corp.	9,294	325,383
Hub Group, Inc., Class A (I)	11,776	395,674
Pacer International, Inc. (I)	11,769	45,899
Park-Ohio Holdings Corp. (I)	2,832	60,350
TNT Express NV	59,417	672,126
Toll Holdings, Ltd.	124,116	594,173
United Parcel Service, Inc., Class B	266,395	19,641,303
UTi Worldwide, Inc. (L)	50,865	681,591
XPO Logistics, Inc. (I) (L)	5,685	98,805
Yamato Transport Company, Ltd.	68,886	1,047,447
		44,545,909
Airlines - 0.2%
Alaska Air Group, Inc. (I)	57,002	2,456,216
All Nippon Airways Company, Ltd.	213,214	447,009
Allegiant Travel Company (L)	4,726	346,936
Cathay Pacific Airways, Ltd.	222,242	413,173
Deutsche Lufthansa AG	41,956	788,623
Hawaiian Holdings, Inc. (I) (L)	16,889	110,961
International Consolidated
Airlines Group SA (I)	167,624	495,393
Japan Airlines Company, Ltd. (I)	11,000	470,822
JetBlue Airways Corp. (I) (L)	185,855	1,061,232
Qantas Airways, Ltd. (I)	208,989	328,595
Republic Airways Holdings, Inc. (I) (L)	15,883	90,215
Ryanair Holdings PLC, ADR	5,546	190,117
Singapore Airlines, Ltd.	101,425	897,158
SkyWest, Inc.	16,451	204,979
Southwest Airlines Company	275,298	2,819,052
Spirit Airlines, Inc. (I)	13,294	235,570
US Airways Group, Inc. (I) (L)	51,507	695,345
		12,051,396
Building Products - 0.3%
AAON, Inc. (L)	5,983	124,865
Ameresco, Inc., Class A (I)	6,508	63,843
American Woodmark Corp. (I)	3,179	88,440
AO Smith Corp.	12,271	773,932
Apogee Enterprises, Inc.	9,055	217,048
Asahi Glass Company, Ltd. (L)	184,889	1,343,283
Assa Abloy AB, Series B	61,451	2,313,966
Builders FirstSource, Inc. (I) (L)	14,482	80,810
Cie de Saint-Gobain	73,204	3,132,295
Daikin Industries, Ltd.	43,110	1,481,279
Fortune Brands Home & Security, Inc. (I)	79,878	2,334,035
Geberit AG	6,776	1,500,058
Gibraltar Industries, Inc. (I)	9,840	156,653
Griffon Corp. (L)	14,674	168,164
Insteel Industries, Inc. (L)	5,938	74,106
Lennox International, Inc. (L)	22,462	1,179,704
LIXIL Group Corp.	48,850	1,087,837

The accompanying notes are an integral part of the financial statements.	62
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Building Products (continued)
Masco Corp.	131,875	$2,197,038
NCI Building Systems, Inc. (I)	5,911	82,163
Nortek, Inc. (I)	2,430	160,988
PGT, Inc. (I)	6,676	30,042
Quanex Building Products Corp.	11,694	238,675
Simpson Manufacturing Company, Inc. (L)	12,701	416,466
TOTO, Ltd.	52,481	394,217
Trex Company, Inc. (I)	4,726	175,949
Universal Forest Products, Inc.	6,274	238,663
USG Corp. (I) (L)	23,538	660,712
		20,715,231
Commercial Services & Supplies - 0.7%
A.T. Cross Company, Class A (I)	3,297	35,542
ABM Industries, Inc.	17,067	340,487
ACCO Brands Corp. (I)	36,055	264,644
Acorn Energy, Inc. (L)	6,114	47,750
Aggreko PLC	49,322	1,414,477
ARC Document Solutions, Inc. (I)	11,954	30,602
Avery Dennison Corp. (L)	38,267	1,336,284
Babcock International Group PLC	66,265	1,028,349
Brambles, Ltd.	285,912	2,275,325
Casella Waste Systems, Inc., Class A (I)	12,639	55,359
Cenveo, Inc. (I) (L)	18,275	49,343
Cintas Corp. (L)	39,435	1,612,892
Clean Harbors, Inc. (I)	25,982	1,429,270
Consolidated Graphics, Inc. (I)	2,575	89,919
Copart, Inc. (I)	52,097	1,536,862
Corrections Corp. of America	49,152	1,743,421
Courier Corp.	3,584	39,424
Dai Nippon Printing Company, Ltd.	102,165	800,637
Deluxe Corp. (L)	41,143	1,326,450
Edenred	31,143	968,458
EnergySolutions, Inc. (I)	25,498	79,554
EnerNOC, Inc. (I)	7,959	93,518
Ennis, Inc.	8,323	128,757
G&K Services, Inc., Class A	5,956	203,397
G4S PLC	259,179	1,082,243
Healthcare Services Group, Inc. (L)	21,301	494,822
Heritage-Crystal Clean, Inc. (I)	2,449	36,759
Herman Miller, Inc.	47,190	1,010,810
HNI Corp. (L)	36,578	1,099,535
InnerWorkings, Inc. (I) (L)	10,241	141,121
Interface, Inc.	18,642	299,763
Intersections, Inc.	3,081	29,208
Iron Mountain, Inc. (L)	62,025	1,925,876
Kimball International, Inc., Class B	10,318	119,792
Knoll, Inc.	15,274	234,609
McGrath RentCorp. (L)	7,827	227,140
Mine Safety Appliances Company	23,957	1,023,203
Mobile Mini, Inc. (I)	12,214	254,418
Multi-Color Corp. (L)	4,469	107,211
Park24 Company, Ltd.	18,000	283,865
Performant Financial Corp. (I)	3,017	30,472
Pitney Bowes, Inc. (L)	75,671	805,139
Quad/Graphics, Inc. (L)	8,180	166,790
R.R. Donnelley & Sons Company (L)	88,489	796,401
Republic Services, Inc. (L)	110,997	3,255,542
Rollins, Inc.	32,232	710,393
Schawk, Inc. (L)	4,218	55,509
Secom Company, Ltd.	38,633	1,947,079
Securitas AB, Series B	56,431	495,701
Serco Group PLC	91,552	788,181
Societe BIC SA	5,234	624,811

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Standard Parking Corp. (I)	4,937	$108,565
Steelcase, Inc., Class A	24,082	306,805
Stericycle, Inc. (I)	31,764	2,962,628
Swisher Hygiene, Inc. (I) (L)	38,291	67,009
Sykes Enterprises, Inc. (I) (L)	12,547	190,965
Team, Inc. (I)	6,305	239,842
Tetra Tech, Inc. (I)	19,967	528,127
The ADT Corp.	85,200	3,960,948
The Brink’s Company	38,379	1,094,953
The Geo Group, Inc.	22,408	631,906
TMS International Corp., Class A (I)	4,352	54,487
Toppan Printing Company, Ltd.	105,165	647,949
TRC Companies, Inc. (I)	5,436	31,638
Tyco International, Ltd.	170,549	4,988,558
UniFirst Corp.	4,555	333,973
United Stationers, Inc. (L)	12,896	399,647
US Ecology, Inc.	5,934	139,686
Viad Corp.	6,492	176,323
Waste Connections, Inc. (L)	60,303	2,037,638
Waste Management, Inc. (L)	161,554	5,450,832
		59,329,593
Construction & Engineering - 0.4%
ACS Actividades de Construccion
y Servicios SA	25,755	659,123
AECOM Technology Corp. (I) (L)	53,141	1,264,756
Aegion Corp. (I) (L)	12,588	279,328
Argan, Inc.	3,296	59,328
Balfour Beatty PLC	124,602	556,827
Bouygues SA	34,716	1,023,655
Chiyoda Corp.	29,214	418,312
Comfort Systems USA, Inc.	12,158	147,841
Dycom Industries, Inc. (I)	10,746	212,771
EMCOR Group, Inc.	21,183	733,144
Ferrovial SA	74,294	1,095,401
Fluor Corp.	62,089	3,647,108
Furmanite Corp. (I)	12,375	66,454
Granite Construction, Inc.	29,743	999,960
Great Lakes Dredge & Dock Corp. (L)	19,107	170,626
Hochtief AG (I)	5,797	336,837
Jacobs Engineering Group, Inc. (I)	47,781	2,034,037
JGC Corp.	37,936	1,181,791
Kajima Corp.	158,724	524,234
KBR, Inc.	72,429	2,167,076
Kinden Corp.	24,739	160,408
Koninklijke Boskalis Westinster NV	13,611	620,518
Layne Christensen Company (I) (L)	6,394	155,182
Leighton Holdings, Ltd.	27,514	517,652
MasTec, Inc. (I) (L)	17,391	433,558
Michael Baker Corp.	2,823	70,377
MYR Group, Inc. (I)	6,644	147,829
Northwest Pipe Company (I)	3,089	73,704
Obayashi Corp.	121,710	685,088
Orion Marine Group, Inc. (I) (L)	9,094	66,477
Pike Electric Corp.	5,676	54,206
Primoris Services Corp.	9,661	145,301
Quanta Services, Inc. (I)	78,568	2,144,121
Shimizu Corp.	110,988	417,409
Skanska AB, Series B	69,868	1,149,526
Sterling Construction Company, Inc. (I)	5,610	55,763
Taisei Corp.	192,788	637,328
The Shaw Group, Inc. (I) (L)	32,756	1,526,757
Tutor Perini Corp. (I)	11,572	158,536
URS Corp. (L)	37,681	1,479,356

The accompanying notes are an integral part of the financial statements.	63
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Vinci SA	84,616	$4,027,079
		32,304,784
Electrical Equipment - 0.9%
ABB, Ltd.	404,219	8,393,165
Acuity Brands, Inc.	34,281	2,321,852
Alstom SA	37,923	1,553,970
American Superconductor Corp. (I) (L)	12,536	32,844
AMETEK, Inc.	119,305	4,482,289
AZZ, Inc.	8,023	308,324
Belden, Inc.	14,426	649,026
Brady Corp., Class A	15,582	520,439
Capstone Turbine Corp. (I) (L)	96,881	86,224
Coleman Cable, Inc.	3,213	29,785
Eaton Corp. PLC	171,032	9,269,934
Emerson Electric Company	269,558	14,275,792
Encore Wire Corp.	5,283	160,128
EnerSys, Inc. (I)	15,189	571,562
Enphase Energy, Inc. (I)	3,251	11,866
Franklin Electric Company, Inc. (L)	7,428	461,799
FuelCell Energy, Inc. (I) (L)	49,939	45,794
Fuji Electric Company, Ltd.	105,165	259,437
Furukawa Electric Company, Ltd. (I)	119,407	268,293
Generac Holdings, Inc.	7,819	268,270
General Cable Corp. (I) (L)	24,403	742,095
Global Power Equipment Group, Inc.	5,527	94,788
GS Yuasa Corp. (L)	66,228	266,570
Hubbell, Inc., Class B	26,187	2,216,206
II-VI, Inc. (I) (L)	16,769	306,370
Legrand SA	43,608	1,840,554
LSI Industries, Inc.	6,726	47,149
Mabuchi Motor Company, Ltd.	4,477	190,870
Mitsubishi Electric Corp.	355,210	3,023,350
Nidec Corp. (L)	19,946	1,166,339
Powell Industries, Inc. (I)	2,910	120,852
Preformed Line Products Company	811	48,190
Prysmian SpA	37,313	754,921
Regal-Beloit Corp. (L)	21,832	1,538,501
Rockwell Automation, Inc.	52,327	4,394,945
Roper Industries, Inc.	36,277	4,044,160
Schneider Electric SA	96,615	7,205,888
Sumitomo Electric Industries, Ltd.	138,522	1,603,005
Thermon Group Holdings, Inc. (I)	4,691	105,688
Ushio, Inc.	19,667	214,796
Vicor Corp. (I)	6,566	35,588
		73,931,618
Industrial Conglomerates - 1.9%
3M Company	235,732	21,887,716
Carlisle Companies, Inc.	30,885	1,814,803
Danaher Corp.	216,417	12,097,710
Fraser and Neave, Ltd.	170,344	1,355,808
General Electric Company	3,895,486	81,766,251
Hopewell Holdings, Ltd.	101,615	439,374
Hutchison Whampoa, Ltd.	392,198	4,160,555
Keppel Corp., Ltd.	264,505	2,403,420
Koninklijke Philips Electronics NV	191,158	5,128,445
NWS Holdings, Ltd.	269,599	460,158
Orkla ASA	141,632	1,239,960
Raven Industries, Inc. (L)	11,563	304,801
Seaboard Corp.	93	235,279
SembCorp Industries, Ltd.	180,016	784,370
Siemens AG	151,261	16,440,499
Smiths Group PLC	72,192	1,420,968

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrial Conglomerates (continued)
Standex International Corp.	3,989	$204,596
		152,144,713
Machinery - 2.4%
Accuride Corp. (I) (L)	15,234	48,901
Actuant Corp., Class A (L)	23,051	643,353
AGCO Corp. (I)	47,565	2,336,393
Alamo Group, Inc.	2,226	72,657
Albany International Corp., Class A (L)	8,829	200,242
Alfa Laval AB	61,661	1,292,461
Altra Holdings, Inc.	8,675	191,284
Amada Company, Ltd.	67,177	437,108
American Railcar Industries, Inc.	3,079	97,697
Ampco-Pittsburgh Corp. (L)	2,879	57,522
Andritz AG	13,334	856,686
Astec Industries, Inc. (L)	6,407	213,545
Atlas Copco AB, Series A	123,490	3,418,586
Atlas Copco AB, Series B	71,717	1,759,506
Barnes Group, Inc. (L)	17,305	388,670
Blount International, Inc. (I) (L)	15,555	246,080
Briggs & Stratton Corp. (L)	15,399	324,611
Cascade Corp.	2,904	186,727
Caterpillar, Inc.	242,150	21,691,797
Chart Industries, Inc. (I) (L)	9,507	633,832
CIRCOR International, Inc.	5,541	219,368
CLARCOR, Inc. (L)	40,444	1,932,414
Columbus McKinnon Corp. (I)	6,288	103,878
Commercial Vehicle Group, Inc. (I)	7,932	65,122
Crane Company	23,420	1,083,878
Cummins, Inc.	65,656	7,113,828
Deere & Company	145,251	12,552,591
Donaldson Company, Inc.	66,268	2,176,241
Douglas Dynamics, Inc.	7,210	103,752
Dover Corp.	66,547	4,372,803
Dynamic Materials Corp.	4,472	62,161
Energy Recovery, Inc. (I) (L)	15,215	51,731
EnPro Industries, Inc. (I) (L)	6,556	268,140
ESCO Technologies, Inc.	8,467	316,750
FANUC Corp.	35,227	6,550,948
Federal Signal Corp. (I)	20,041	152,512
Fiat Industrial SpA	157,315	1,724,877
Flow International Corp. (I)	16,025	56,088
Flowserve Corp.	18,947	2,781,420
FreightCar America, Inc.	3,980	89,232
Gardner Denver, Inc.	24,110	1,651,535
GEA Group AG	32,056	1,035,370
Graco, Inc.	29,769	1,532,806
Graham Corp.	3,320	64,740
Greenbrier Companies, Inc. (I) (L)	7,313	118,251
Hardinge, Inc.	4,111	40,863
Harsco Corp. (L)	39,509	928,462
Hino Motors, Ltd.	48,683	436,555
Hitachi Construction
Machinery Company, Ltd. (L)	20,252	425,135
Hurco Companies, Inc. (I)	2,282	52,486
Hyster-Yale Materials Handling, Inc.	3,549	173,191
Hyster-Yale Materials Handling, Inc., Class B	1,747	85,254
IDEX Corp. (L)	40,579	1,888,141
IHI Corp.	239,295	615,082
Illinois Tool Works, Inc.	158,497	9,638,203
IMI PLC	59,028	1,049,859
Ingersoll-Rand PLC	103,936	4,984,771
Invensys PLC	147,597	801,901
ITT Corp.	45,499	1,067,407

The accompanying notes are an integral part of the financial statements.	64
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
John Bean Technologies Corp.	9,204	$163,555
Joy Global, Inc. (L)	39,100	2,493,798
JTEKT Corp.	41,944	400,004
Kadant, Inc. (I)	3,774	100,049
Kawasaki Heavy Industries, Ltd.	266,790	725,021
Kaydon Corp. (L)	10,207	244,254
Kennametal, Inc. (L)	39,075	1,563,000
Komatsu, Ltd.	171,614	4,391,511
Kone OYJ	28,639	2,120,649
Kubota Corp.	200,390	2,301,564
Kurita Water Industries, Ltd.	20,327	446,603
LB Foster Company, Class A	2,939	127,670
Lincoln Electric Holdings, Inc.	40,751	1,983,759
Lindsay Corp.	4,030	322,884
Lydall, Inc. (I)	5,541	79,458
Makita Corp.	20,529	954,852
MAN SE	7,763	830,089
Melrose Industries PLC	220,899	822,958
Meritor, Inc. (I)	31,097	147,089
Met-Pro Corp.	4,989	48,343
Metso OYJ	23,459	1,021,940
Middleby Corp. (I)	5,930	760,285
Miller Industries, Inc. (L)	3,869	59,002
Mitsubishi Heavy Industries, Ltd.	558,336	2,700,004
Mueller Industries, Inc.	6,205	310,436
Mueller Water Products, Inc., Class A	49,859	279,709
Nabtesco Corp.	19,089	422,433
NGK Insulators, Ltd.	48,709	572,837
NN, Inc. (I)	5,547	50,811
Nordson Corp.	27,656	1,745,647
NSK, Ltd.	83,050	591,839
Oshkosh Corp. (I)	44,833	1,329,298
PACCAR, Inc. (L)	130,948	5,920,159
Pall Corp. (L)	41,329	2,490,486
Parker Hannifin Corp.	55,429	4,714,791
Pentair, Ltd.	77,790	3,823,379
PMFG, Inc. (I) (L)	6,906	62,776
Proto Labs, Inc. (I)	1,628	64,176
RBC Bearings, Inc. (I)	7,069	353,945
Rexnord Corp. (I) (L)	9,129	194,448
Robbins & Myers, Inc.	12,159	722,853
Sandvik AB	184,436	2,964,353
Sauer-Danfoss, Inc.	3,742	199,711
Scania AB, Series B	58,812	1,223,178
Schindler Holding AG,
Participation Certificates	8,973	1,296,071
Schindler Holding AG, Registered Shares	3,913	554,597
SembCorp Marine, Ltd.	156,774	596,844
SKF AB, B Shares	72,057	1,823,370
SMC Corp.	9,925	1,800,528
Snap-on, Inc. (L)	21,343	1,685,884
SPX Corp.	24,971	1,751,716
Stanley Black & Decker, Inc.	62,356	4,612,473
Sulzer AG	4,388	695,402
Sumitomo Heavy Industries, Ltd.	104,181	497,586
Sun Hydraulics Corp.	6,624	172,754
Tennant Company	5,993	263,392
Terex Corp. (I) (L)	54,274	1,525,642
The Eastern Company	2,235	35,358
The Gorman-Rupp Company (L)	4,861	145,004
The Japan Steel Works, Ltd.	59,405	384,837
The Weir Group PLC	39,042	1,211,843
THK Company, Ltd.	22,688	407,696

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Timken Company	39,006	$1,865,657
Titan International, Inc. (L)	15,183	329,775
Trimas Corp. (I)	10,309	288,240
Trinity Industries, Inc. (L)	38,733	1,387,416
Twin Disc, Inc. (L)	2,994	52,185
Vallourec SA	18,988	990,915
Valmont Industries, Inc.	11,475	1,566,911
Volvo AB, Series B	256,463	3,536,547
Wabash National Corp. (I) (L)	21,830	195,815
Wabtec Corp.	23,478	2,055,264
Wartsila OYJ	30,805	1,362,487
Watts Water Technologies, Inc., Class A	8,861	380,934
Woodward, Inc. (L)	51,544	1,965,373
Xylem, Inc.	68,183	1,847,759
Yangzijiang Shipbuilding Holdings, Ltd.	362,001	286,796
Zardoya Otis SA	29,037	418,524
		194,302,605
Marine - 0.1%
A P Moller Maersk A/S	102	726,373
A.P. Moeller Maersk A/S, Series A	241	1,844,720
Genco Shipping & Trading, Ltd. (I) (L)	10,650	37,169
International Shipholding Corp.	1,942	32,004
Kirby Corp. (I) (L)	27,490	1,701,356
Kuehne & Nagel International AG	9,922	1,207,515
Matson, Inc. (L)	20,890	516,401
Mitsui O.S.K. Lines, Ltd.	196,441	585,395
Nippon Yusen KK	294,713	693,601
Orient Overseas International, Ltd.	41,386	272,772
Rand Logistics, Inc. (I) (L)	5,898	38,337
		7,655,643
Professional Services - 0.3%
Acacia Research Corp. (I)	15,845	406,424
Adecco SA	24,326	1,289,417
ALS, Ltd. (L)	63,548	722,354
Barrett Business Services, Inc.	2,237	85,207
Bureau Veritas SA	10,177	1,131,507
Capita PLC	120,196	1,488,340
CBIZ, Inc. (I) (L)	12,576	74,324
CDI Corp.	4,391	75,218
CRA International, Inc. (I) (L)	3,389	67,001
Equifax, Inc.	44,331	2,399,194
Experian PLC	185,634	2,999,336
Exponent, Inc. (I)	4,239	236,663
Franklin Covey Company (I)	4,635	59,792
FTI Consulting, Inc. (I) (L)	33,659	1,110,747
GP Strategies Corp. (I)	4,640	95,816
Heidrick & Struggles International, Inc.	5,800	88,508
Hill International, Inc. (I)	1,145	4,191
Hudson Global, Inc. (I) (L)	11,046	49,486
Huron Consulting Group, Inc. (I)	7,333	247,049
ICF International, Inc. (I) (L)	6,394	149,875
Insperity, Inc.	7,143	232,576
Intertek Group PLC	29,556	1,491,571
Kelly Services, Inc., Class A (L)	8,595	135,285
Kforce, Inc.	9,260	132,696
Korn/Ferry International (I)	15,269	242,166
Manpower, Inc.	38,497	1,633,813
Mistras Group, Inc. (I) (L)	5,019	123,919
Navigant Consulting Company (I)	16,540	184,586
Odyssey Marine Exploration, Inc. (I) (L)	24,089	71,544
On Assignment, Inc. (I)	13,657	276,964
Pendrell Corp. (I)	50,290	63,868

The accompanying notes are an integral part of the financial statements.	65
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Randstad Holdings NV	22,053	$814,067
Resources Connection, Inc.	13,664	163,148
Robert Half International, Inc.	51,828	1,649,167
RPX Corp. (I)	7,154	64,672
SGS SA	1,006	2,234,774
The Advisory Board Company (I) (L)	10,898	509,917
The Corporate Executive Board Company (L)	27,088	1,285,596
The Dolan Company (I)	10,504	40,861
The Dun & Bradstreet Corp. (L)	16,927	1,331,309
Towers Watson & Company, Class A	28,049	1,576,634
TrueBlue, Inc. (I)	12,832	202,104
VSE Corp.	1,528	37,451
WageWorks, Inc. (I)	2,249	40,032
		27,319,169
Road & Rail - 0.9%
Amerco, Inc.	2,739	347,333
Arkansas Best Corp.	8,220	78,501
Asciano, Ltd.	179,176	875,645
Aurizon Holdings, Ltd.	314,248	1,234,175
Avis Budget Group, Inc. (I) (L)	33,750	668,925
Celadon Group, Inc.	6,587	119,027
Central Japan Railway Company, Ltd.	26,514	2,151,232
ComfortDelGro Corp., Ltd.	339,723	497,910
Con-way, Inc. (L)	27,426	762,991
CSX Corp.	385,507	7,606,053
DSV A/S, ADR	34,465	898,719
East Japan Railway Company	62,550	4,044,252
Genesee & Wyoming, Inc., Class A (I) (L)	35,376	2,691,406
Hankyu Hanshin Holdings, Inc.	210,018	1,084,227
Heartland Express, Inc. (L)	15,246	199,265
J.B. Hunt Transport Services, Inc. (L)	44,674	2,667,485
Kansas City Southern	54,033	4,510,675
Keikyu Corp.	85,620	757,773
Keio Corp.	106,064	790,828
Keisei Electric Railway Company, Ltd.	51,607	435,624
Kintetsu Corp. (L)	298,753	1,222,165
Knight Transportation, Inc.	18,222	266,588
Landstar System, Inc.	22,770	1,194,514
Marten Transport, Ltd.	5,210	95,812
MTR Corp., Ltd.	266,273	1,054,036
Nippon Express Company, Ltd.	159,698	659,614
Norfolk Southern Corp.	118,402	7,321,980
Odakyu Electric Railway Company, Ltd. (L)	114,811	1,194,397
Old Dominion Freight Line, Inc. (I)	22,518	771,917
Quality Distribution, Inc. (I)	6,984	41,904
Roadrunner Transportation Systems, Inc. (I)	4,244	76,986
Ryder Systems, Inc.	19,281	962,700
Saia, Inc. (I)	5,176	119,669
Swift Transportation Company (I)	25,284	230,590
Tobu Railway Company, Ltd.	187,814	993,906
Tokyu Corp.	209,232	1,175,008
Union Pacific Corp.	174,786	21,974,096
Universal Truckload Services, Inc.	1,953	35,642
Werner Enterprises, Inc. (L)	35,687	773,337
West Japan Railway Company	31,236	1,230,147
Zipcar, Inc. (I)	8,549	70,444
		73,887,498
Trading Companies & Distributors - 0.6%
Aceto Corp.	8,950	89,858
Aircastle, Ltd.	18,615	233,432
Applied Industrial Technologies, Inc. (L)	13,331	560,035
Beacon Roofing Supply, Inc. (I) (L)	14,886	495,406

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Brenntag AG	9,463	$1,243,228
Bunzl PLC	60,952	995,211
CAI International, Inc. (I)	4,220	92,629
DXP Enterprises, Inc. (I)	2,792	137,003
Edgen Group, Inc. (I)	5,341	37,707
Fastenal Company (L)	99,887	4,663,724
GATX Corp.	22,993	995,597
H&E Equipment Services, Inc.	9,175	138,267
Houston Wire & Cable Company	5,912	72,540
ITOCHU Corp.	276,690	2,920,705
Kaman Corp. (L)	8,447	310,850
Marubeni Corp.	303,626	2,175,812
Mitsubishi Corp.	258,295	4,964,873
Mitsui & Company, Ltd.	319,411	4,778,479
MSC Industrial Direct Company, Inc., Class A	22,760	1,715,649
Noble Group, Ltd.	704,010	678,873
Rexel SA	20,248	413,741
Rush Enterprises, Inc., Class A (I) (L)	10,622	219,557
SeaCube Container Leasing, Ltd. (L)	3,567	67,238
Sojitz Corp.	235,551	348,458
Sumitomo Corp.	206,841	2,651,243
TAL International Group, Inc. (L)	9,237	336,042
Textainer Group Holdings, Ltd.	4,310	135,593
Titan Machinery, Inc. (I)	5,389	133,108
Toyota Tsusho Corp.	39,021	963,431
United Rentals, Inc. (I) (L)	45,449	2,068,838
W.W. Grainger, Inc.	22,260	4,504,756
Watsco, Inc. (L)	23,788	1,781,721
Willis Lease Finance Corp. (I)	1,942	27,790
Wolseley PLC	50,352	2,393,286
		43,344,680
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	67,515	1,125,179
Aeroports de Paris	5,330	411,531
Atlantia SpA	60,882	1,104,218
Auckland International Airport, Ltd.	165,497	365,975
Fraport AG Frankfurt Airport
Services Worldwide	6,923	403,147
Groupe Eurotunnel SA	102,921	794,679
Hutchison Port Holdings Trust	958,997	763,498
Kamigumi Company, Ltd.	43,733	347,164
Koninklijke Vopak NV	12,963	914,017
Mitsubishi Logistics Corp.	23,472	336,689
Sydney Airport	34,384	121,348
Transurban Group	241,984	1,536,870
Veripos, Inc. (I)	5,502	21,679
Wesco Aircraft Holdings, Inc. (I) (L)	5,561	73,461
		8,319,455
		894,389,770
Information Technology - 14.3%
Communications Equipment - 1.4%
ADTRAN, Inc. (L)	50,987	996,286
Anaren, Inc. (I)	4,483	87,194
Arris Group, Inc. (I)	35,795	534,777
Aruba Networks, Inc. (I) (L)	35,534	737,331
Aviat Networks, Inc. (I)	20,329	66,882
Aware, Inc.	4,408	24,156
Bel Fuse, Inc., Class B	3,546	69,324
Black Box Corp.	5,614	136,645
CalAmp Corp. (I)	9,378	78,025
Calix, Inc. (I) (L)	12,463	95,840

The accompanying notes are an integral part of the financial statements.	66
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Ciena Corp. (I)	80,610	$1,265,577
Cisco Systems, Inc.	1,972,302	38,755,734
Comtech Telecommunications Corp. (L)	5,686	144,311
Digi International, Inc. (I)	8,497	80,467
Emulex Corp. (I)	27,571	201,268
Extreme Networks, Inc. (I)	30,345	110,456
F5 Networks, Inc. (I)	29,299	2,846,398
Finisar Corp. (I) (L)	29,047	473,466
Globecomm Systems, Inc. (I) (L)	7,427	83,925
Harmonic, Inc. (I)	37,706	191,169
Harris Corp.	41,702	2,041,730
Infinera Corp. (I) (L)	35,298	205,081
InterDigital, Inc. (L)	34,179	1,404,757
Ixia (I)	13,430	228,041
JDS Uniphase Corp. (I)	87,468	1,184,317
Juniper Networks, Inc. (I)	191,329	3,763,441
KVH Industries, Inc. (I)	5,047	70,557
Loral Space & Communications, Inc.	3,464	189,342
Motorola Solutions, Inc.	104,154	5,799,295
NETGEAR, Inc. (I) (L)	12,051	475,050
Nokia OYJ (L)	688,179	2,706,331
Numerex Corp., Class A (I) (L)	3,353	44,058
Oclaro, Inc. (I)	25,224	39,602
Oplink Communications, Inc. (I)	6,161	95,988
Parkervision, Inc. (I) (L)	24,542	49,820
Plantronics, Inc. (L)	34,385	1,267,775
Polycom, Inc. (I)	86,099	900,596
Procera Networks, Inc. (I)	6,160	114,268
QUALCOMM, Inc.	632,987	39,257,854
Riverbed Technology, Inc. (I) (L)	80,153	1,580,616
ShoreTel, Inc. (I)	15,658	66,390
Sonus Networks, Inc. (I) (L)	67,519	114,782
Symmetricom, Inc. (I)	13,733	79,239
Telefonaktiebolaget LM Ericsson, B Shares	559,434	5,626,935
Tellabs, Inc.	285,948	651,961
Telular Corp.	5,444	51,555
Tessco Technologies, Inc. (L)	1,887	41,778
Ubiquiti Networks, Inc. (L)	3,475	42,187
ViaSat, Inc. (I) (L)	11,902	462,988
Westell Technologies, Inc., Class A (I)	16,146	29,870
		115,565,435
Computers & Peripherals - 3.1%
3D Systems Corp. (I) (L)	14,862	792,888
Apple, Inc.	349,450	186,267,334
Avid Technology, Inc. (I)	9,956	75,466
Cray, Inc. (I)	11,806	188,306
Datalink Corp. (I)	5,333	45,597
Dell, Inc.	539,653	5,466,685
Diebold, Inc.	30,991	948,635
Electronics for Imaging, Inc. (I)	14,788	280,824
EMC Corp. (I)	782,449	19,795,960
Fujitsu, Ltd.	342,564	1,438,314
Gemalto NV	14,575	1,319,564
Hewlett-Packard Company	728,446	10,380,356
Imation Corp. (I) (L)	10,868	50,754
Immersion Corp. (I)	9,511	65,341
Intermec, Inc. (I)	19,222	189,529
Intevac, Inc. (I)	8,326	38,050
Lexmark International, Inc., Class A	31,679	734,636
NCR Corp. (I)	78,502	2,000,231
NEC Corp. (I)	478,536	1,007,637
NetApp, Inc. (I)	134,654	4,517,642
OCZ Technology Group, Inc. (I) (L)	21,517	41,097

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals (continued)
QLogic Corp. (I)	76,610	$745,415
Quantum Corp. (I) (L)	75,058	93,072
SanDisk Corp. (I)	89,464	3,897,052
Seagate Technology PLC (L)	124,701	3,800,886
Silicon Graphics International Corp. (I) (L)	10,271	105,072
STEC, Inc. (I) (L)	11,316	55,788
Super Micro Computer, Inc. (I) (L)	9,229	94,136
Synaptics, Inc. (I) (L)	10,718	321,218
Toshiba Corp.	739,328	2,923,455
Western Digital Corp.	82,443	3,503,003
		251,183,943
Electronic Equipment, Instruments & Components - 0.8%
Aeroflex Holding Corp. (I)	6,454	45,178
Agilysys, Inc. (I)	4,825	40,385
Amphenol Corp., Class A	59,668	3,860,520
Anixter International, Inc.	8,883	568,334
Arrow Electronics, Inc. (I)	52,042	1,981,759
Avnet, Inc. (I)	67,395	2,062,961
Badger Meter, Inc. (L)	4,601	218,133
Benchmark Electronics, Inc. (I)	18,290	303,980
Checkpoint Systems, Inc. (I)	12,886	138,396
Citizen Holdings Company, Ltd.	49,539	261,872
Cognex Corp.	13,590	500,384
Coherent, Inc.	7,521	380,713
Corning, Inc.	551,637	6,961,659
CTS Corp.	10,984	116,760
Daktronics, Inc.	11,611	128,534
DTS, Inc. (I)	5,931	99,048
Echelon Corp. (I)	13,000	31,850
Electro Rent Corp.	6,055	93,126
Electro Scientific Industries, Inc.	7,456	74,187
Fabrinet (I)	7,004	92,033
FARO Technologies, Inc. (I) (L)	5,418	193,314
FEI Company (L)	11,995	665,243
FLIR Systems, Inc.	56,970	1,271,001
FUJIFILM Holdings Corp.	85,125	1,714,553
GSI Group, Inc. (I)	9,394	81,352
Hamamatsu Photonics KK	12,833	462,977
Hexagon AB	43,529	1,094,212
Hirose Electric Company, Ltd.	5,436	650,819
Hitachi High-Technologies Corp.	11,684	241,728
Hitachi, Ltd.	852,304	5,015,917
Hoya Corp.	79,967	1,574,466
Ibiden Company, Ltd.	22,686	362,128
Ingram Micro, Inc., Class A (I)	73,583	1,245,024
Insight Enterprises, Inc. (I)	14,225	247,088
InvenSense, Inc. (I)	11,617	129,065
Itron, Inc. (I) (L)	19,274	858,657
Jabil Circuit, Inc. (L)	70,523	1,360,389
KEMET Corp. (I)	14,438	72,623
Key Tronic Corp. (I) (L)	3,649	37,366
Keyence Corp.	8,368	2,309,493
Kyocera Corp.	28,122	2,550,135
Littelfuse, Inc.	6,874	424,195
Maxwell Technologies, Inc. (I) (L)	9,792	81,176
Measurement Specialties, Inc. (I)	4,877	167,574
Mercury Computer Systems, Inc. (I)	9,906	91,135
Mesa Laboratories, Inc.	879	44,047
Methode Electronics, Inc.	11,941	119,768
Molex, Inc.	50,171	1,371,173
MTS Systems Corp. (L)	5,080	258,724
Multi-Fineline Electronix, Inc. (I)	2,829	57,174
Murata Manufacturing Company, Ltd.	37,271	2,198,198

The accompanying notes are an integral part of the financial statements.	67
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
National Instruments Corp.	46,426	$1,198,255
Neonode, Inc. (I)	7,636	37,111
Newport Corp. (I)	12,239	164,615
Nippon Electric Glass Company, Ltd.	70,975	403,270
Omron Corp.	37,369	896,034
OSI Systems, Inc. (I)	6,313	404,285
Park Electrochemical Corp.	6,589	169,535
PC Connection, Inc.	2,887	33,201
Plexus Corp. (I)	11,188	288,650
Power-One, Inc. (I) (L)	21,321	87,629
RealD, Inc. (I) (L)	14,097	158,027
Richardson Electronics, Ltd.	4,442	50,283
Rofin-Sinar Technologies, Inc. (I) (L)	9,153	198,437
Rogers Corp. (I)	5,159	256,196
Sanmina Corp. (I)	26,057	288,451
ScanSource, Inc. (I)	8,801	279,608
Shimadzu Corp.	44,810	302,290
SYNNEX Corp. (I) (L)	8,271	284,357
TDK Corp. (L)	22,573	820,846
TE Connectivity, Ltd.	158,411	5,880,216
Tech Data Corp. (I)	18,510	842,760
Trimble Navigation, Ltd. (I) (L)	61,922	3,701,697
TTM Technologies, Inc. (I)	17,101	157,329
Universal Display Corp. (I) (L)	12,656	324,247
Vishay Intertechnology, Inc. (I) (L)	64,624	686,953
Vishay Precision Group, Inc. (I)	4,216	55,736
Yaskawa Electric Corp.	39,910	384,913
Yokogawa Electric Corp.	36,174	393,517
Zygo Corp. (I)	5,278	82,865
		63,741,839
Internet Software & Services - 1.6%
Akamai Technologies, Inc. (I)	65,576	2,682,714
Angie’s List, Inc. (I) (L)	11,414	136,854
AOL, Inc.	41,032	1,214,958
Bankrate, Inc. (I)	14,883	185,293
Bazaarvoice, Inc. (I)	3,570	33,380
Blucora, Inc. (I)	12,810	201,245
Carbonite, Inc. (I) (L)	3,632	33,596
comScore, Inc. (I) (L)	11,449	157,767
Constant Contact, Inc. (I)	9,769	138,817
Cornerstone OnDemand, Inc. (I) (L)	10,754	317,566
CoStar Group, Inc. (I) (L)	8,948	799,683
Dealertrack Holdings, Inc. (I) (L)	13,493	387,519
Demand Media, Inc. (I)	9,601	89,193
Demandware, Inc. (I)	2,195	59,967
Dena Company, Ltd.	19,177	630,556
Dice Holdings, Inc. (I) (L)	14,686	134,817
Digital River, Inc. (I)	11,963	172,148
EarthLink, Inc.	34,062	220,041
eBay, Inc. (I)	432,556	22,069,007
Envestnet, Inc. (I)	6,812	95,027
Equinix, Inc. (I)	23,823	4,912,303
ExactTarget, Inc. (I) (L)	3,111	62,220
Google, Inc., Class A (I)	98,868	70,133,993
Gree, Inc. (L)	17,528	271,764
Internap Network Services Corp. (I)	17,192	119,312
IntraLinks Holdings, Inc. (I)	12,105	74,688
Ipass, Inc. (I)	18,385	33,645
j2 Global, Inc. (L)	14,751	451,086
Keynote Systems, Inc.	5,271	74,268
Limelight Networks, Inc. (I) (L)	21,447	47,612
Liquidity Services, Inc. (I) (L)	7,488	305,960

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
LivePerson, Inc. (I)	17,689	$232,433
LogMeIn, Inc. (I) (L)	7,105	159,223
Marchex, Inc., Class B	8,290	34,072
Market Leader, Inc. (I)	7,471	48,935
Millennial Media, Inc. (I)	3,820	47,865
Monster Worldwide, Inc. (I) (L)	96,304	541,228
Move, Inc. (I)	12,730	96,621
NIC, Inc. (L)	20,704	338,303
OpenTable, Inc. (I) (L)	7,184	350,579
Perficient, Inc. (I)	10,370	122,159
QuinStreet, Inc. (I)	10,662	71,649
Rackspace Hosting, Inc. (I) (L)	53,782	3,994,389
RealNetworks, Inc. (I)	7,017	53,049
Responsys, Inc. (I) (L)	11,456	68,278
Saba Software, Inc. (I)	10,064	87,959
SciQuest, Inc. (I)	5,810	92,147
SPS Commerce, Inc. (I)	3,941	146,881
Stamps.com, Inc. (I)	4,568	115,114
support.com, Inc. (I)	16,235	67,862
TechTarget, Inc. (I)	5,321	29,532
The Active Network, Inc. (I)	12,420	60,982
Travelzoo, Inc. (I)	2,487	47,228
United Internet AG	18,190	392,631
United Online, Inc.	29,345	164,039
Unwired Planet, Inc. (I)	30,877	37,052
ValueClick, Inc. (I)	58,551	1,136,475
VeriSign, Inc. (I)	57,680	2,239,138
VistaPrint NV (I) (L)	10,850	356,531
Vocus, Inc. (I) (L)	6,700	116,446
Web.com Group, Inc. (I)	11,269	166,781
WebMD Health Corp. (I)	16,278	233,427
XO Group, Inc. (I)	8,568	79,682
Yahoo Japan Corp.	2,670	864,196
Yahoo!, Inc. (I)	386,584	7,693,022
Yelp, Inc. (I) (L)	2,731	51,479
Zix Corp. (I)	21,229	59,441
		126,643,827
IT Services - 2.7%
Accenture PLC, Class A (L)	237,336	15,782,844
Acxiom Corp. (I)	61,009	1,065,217
Alliance Data Systems Corp. (I) (L)	24,468	3,541,988
Amadeus IT Holding SA, A Shares	57,620	1,445,932
AtoS	10,226	728,658
Automatic Data Processing, Inc. (L)	179,588	10,238,312
Broadridge Financial Solutions, Inc.	60,036	1,373,624
CACI International, Inc., Class A (I) (L)	7,166	394,345
Cap Gemini SA	27,183	1,184,632
Cardtronics, Inc. (I)	14,093	334,568
Cass Information Systems, Inc. (L)	3,264	137,741
CIBER, Inc. (I)	23,573	78,734
Cognizant Technology
Solutions Corp., Class A (I)	110,627	8,191,929
Computer Sciences Corp.	57,392	2,298,550
Computer Task Group, Inc. (I)	4,858	88,561
Computershare, Ltd.	81,535	767,771
Convergys Corp. (L)	90,561	1,486,106
CoreLogic, Inc. (I)	47,886	1,289,091
CSG Systems International, Inc. (I)	10,806	196,453
DST Systems, Inc.	15,035	911,121
EPAM Systems, Inc. (I) (L)	1,589	28,761
Euronet Worldwide, Inc. (I) (L)	16,184	381,942
ExlService Holdings, Inc. (I)	7,437	197,081
Fidelity National Information Services, Inc.	92,813	3,230,821

The accompanying notes are an integral part of the financial statements.	68
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Fiserv, Inc. (I)	50,259	$3,971,969
Forrester Research, Inc.	4,478	120,010
Gartner, Inc. (I) (L)	46,002	2,117,012
Global Cash Access Holdings, Inc. (I)	21,170	165,973
Global Payments, Inc.	38,683	1,752,340
Heartland Payment Systems, Inc. (L)	12,301	362,880
Higher One Holdings, Inc. (I) (L)	10,351	109,100
IBM Corp.	394,640	75,593,292
iGATE Corp. (I) (L)	10,344	163,125
Innodata, Inc. (I)	7,804	29,499
Itochu Techno-Science Corp.	4,756	195,987
Jack Henry & Associates, Inc. (L)	42,236	1,658,185
Lender Processing Services, Inc.	41,624	1,024,783
Lionbridge Technologies, Inc. (I)	18,520	74,450
Mantech International Corp., Class A (L)	19,050	494,157
Mastercard, Inc., Class A (L)	39,793	19,549,505
MAXIMUS, Inc.	10,749	679,552
ModusLink Global Solutions, Inc. (I)	13,540	39,266
MoneyGram International, Inc. (I)	7,024	93,349
NeuStar, Inc., Class A (I)	32,560	1,365,241
Nomura Research Institute, Ltd.	19,085	395,063
NTT Data Corp.	229	715,989
Otsuka Corp.	3,017	228,267
Paychex, Inc. (L)	119,617	3,724,873
PRGX Global, Inc. (I)	6,900	44,505
SAIC, Inc.	107,005	1,211,297
Sapient Corp. (I)	39,216	414,121
ServiceSource International, Inc. (I)	15,905	93,044
Syntel, Inc.	4,881	261,573
TeleTech Holdings, Inc. (I) (L)	7,422	132,112
Teradata Corp. (I)	62,487	3,867,320
The Hackett Group, Inc.	8,662	37,073
The Western Union Company	223,138	3,036,908
TNS, Inc. (I)	7,925	164,285
Total Systems Services, Inc.	61,000	1,306,620
Unisys Corp. (I)	13,990	242,027
VeriFone Systems, Inc. (I)	52,957	1,571,764
Virtusa Corp. (I)	5,977	98,202
Visa, Inc., Class A (L)	193,782	29,373,476
WEX, Inc. (I) (L)	31,259	2,355,991
		214,208,967
Office Electronics - 0.2%
Brother Industries, Ltd.	42,476	458,287
Canon, Inc. (L)	208,400	8,173,900
Konica Minolta Holdings, Inc.	90,070	648,906
Ricoh Company, Ltd. (L)	115,869	1,230,987
Xerox Corp.	469,553	3,202,351
Zebra Technologies Corp., Class A (I)	24,938	979,565
		14,693,996
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Energy Industries, Inc. (I)	12,633	174,462
Advanced Micro Devices, Inc. (I) (L)	226,827	544,385
Advantest Corp.	28,140	444,107
Alpha & Omega Semiconductor, Ltd. (I)	5,752	48,317
Altera Corp.	118,596	4,084,446
Amkor Technology, Inc. (I) (L)	23,357	99,267
ANADIGICS, Inc. (I)	24,385	61,450
Analog Devices, Inc.	111,033	4,670,048
Applied Materials, Inc.	444,641	5,086,693
Applied Micro Circuits Corp. (I) (L)	19,909	167,236
ARM Holdings PLC	253,592	3,242,661
ASM Pacific Technology, Ltd.	35,768	439,058

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
ASML Holding NV	77,251	$5,001,203
Atmel Corp. (I)	215,789	1,413,418
ATMI, Inc. (I)	10,069	210,241
Axcelis Technologies, Inc. (I)	34,878	48,480
AXT, Inc. (I)	10,788	30,314
Broadcom Corp., Class A	190,626	6,330,689
Brooks Automation, Inc.	21,157	170,314
Cabot Microelectronics Corp. (L)	7,462	264,976
Cavium, Inc. (I)	15,741	491,277
Ceva, Inc. (I)	7,511	118,298
Cirrus Logic, Inc. (I) (L)	20,432	591,915
Cohu, Inc.	7,841	84,996
Cree, Inc. (I) (L)	57,046	1,938,423
CSR PLC, ADR	2,507	54,327
Cymer, Inc. (I)	9,801	886,304
Cypress Semiconductor Corp. (L)	64,511	699,299
Diodes, Inc. (I) (L)	11,400	197,790
DSP Group, Inc. (I)	7,708	44,398
Elpida Memory, Inc. (I)	46,667	0
Entegris, Inc. (I)	43,707	401,230
Entropic Communications, Inc. (I) (L)	28,136	148,839
Exar Corp. (I)	11,972	106,551
Fairchild
Semiconductor International, Inc. (I) (L)	62,288	896,947
First Solar, Inc. (I) (L)	41,797	1,290,691
FormFactor, Inc. (I)	15,929	72,636
GSI Technology, Inc. (I)	6,894	43,225
GT Advanced Technologies, Inc. (I) (L)	37,568	113,455
Hittite Microwave Corp. (I) (L)	9,916	615,784
Infineon Technologies AG	199,894	1,622,095
Inphi Corp. (I)	7,365	70,557
Integrated Device Technology, Inc. (I)	115,952	846,450
Integrated Silicon Solution, Inc. (I)	9,015	81,135
Intel Corp.	1,848,353	38,131,522
Intermolecular, Inc. (I)	4,770	42,453
International Rectifier Corp. (I) (L)	55,928	991,603
Intersil Corp., Class A	102,929	853,281
IXYS Corp.	8,280	75,679
KLA-Tencor Corp.	61,714	2,947,461
Kopin Corp. (I)	21,580	71,861
Lam Research Corp. (I)	63,449	2,292,412
Lattice Semiconductor Corp. (I)	37,936	151,365
Linear Technology Corp.	85,429	2,930,215
LSI Corp. (I)	203,276	1,439,194
LTX-Credence Corp. (I)	15,808	103,700
M/A-COM Technology
Solutions Holdings, Inc. (I)	2,027	30,344
MaxLinear, Inc., Class A (I)	7,688	38,594
Mellanox Technologies, Ltd. (I)	6,506	391,628
MEMC Electronic Materials, Inc. (I) (L)	186,932	600,052
Micrel, Inc. (L)	15,304	145,388
Microchip Technology, Inc. (L)	71,488	2,329,794
Micron Technology, Inc. (I)	375,894	2,386,927
Microsemi Corp. (I)	28,135	591,960
Mindspeed Technologies, Inc. (I) (L)	12,394	58,004
MIPS Technologies, Inc. (I)	15,243	119,200
MKS Instruments, Inc.	16,680	430,010
Monolithic Power Systems, Inc. (L)	9,575	213,331
MoSys, Inc. (I)	10,946	38,092
Nanometrics, Inc. (I) (L)	7,607	109,693
NeoPhotonics Corp. (I)	6,765	38,831
NVE Corp. (I) (L)	1,543	85,621
NVIDIA Corp.	229,345	2,818,650

The accompanying notes are an integral part of the financial statements.	69
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
OmniVision Technologies, Inc. (I) (L)	16,609	$233,855
PDF Solutions, Inc. (I) (L)	7,760	106,933
Peregrine Semiconductor Corp. (I)	1,960	30,008
Pericom Semiconductor Corp. (I)	7,777	62,449
Photronics, Inc. (I) (L)	19,390	115,564
PLX Technology, Inc. (I)	15,007	54,475
Power Integrations, Inc. (L)	9,023	303,263
QuickLogic Corp. (I) (L)	15,258	33,110
Rambus, Inc. (I)	35,197	171,761
Renewable Energy Corp. ASA (I)	50	10
RF Micro Devices, Inc. (I) (L)	225,694	1,011,109
Rohm Company, Ltd.	17,410	565,586
Rubicon Technology, Inc. (I)	5,503	33,623
Rudolph Technologies, Inc. (I) (L)	10,317	138,764
Semtech Corp. (I)	53,213	1,540,516
Sigma Designs, Inc. (I)	11,250	57,938
Silicon Image, Inc. (I)	26,591	131,891
Silicon Laboratories, Inc. (I) (L)	18,839	787,659
Skyworks Solutions, Inc. (I)	95,361	1,935,828
Spansion, Inc., Class A (I)	15,353	213,560
STMicroelectronics NV	116,851	851,962
Sumco Corp. (I)	21,811	212,201
SunPower Corp. (I)	13,203	74,201
Supertex, Inc.	3,406	59,775
Teradyne, Inc. (I) (L)	70,751	1,194,984
Tessera Technologies, Inc.	16,534	271,488
Texas Instruments, Inc.	416,359	12,882,147
Tokyo Electron, Ltd.	31,528	1,450,704
TriQuint Semiconductor, Inc. (I)	53,653	259,681
Ultra Clean Holdings (I)	8,402	41,254
Ultratech, Inc. (I)	8,242	307,427
Veeco Instruments, Inc. (I) (L)	12,333	364,070
Volterra Semiconductor Corp. (I)	8,094	138,974
Xilinx, Inc.	97,326	3,494,003
		133,536,025
Software - 2.8%
Accelrys, Inc. (I)	17,873	161,751
ACI Worldwide, Inc. (I)	31,927	1,394,891
Actuate Corp. (I)	15,943	89,281
Adobe Systems, Inc. (I)	182,321	6,869,855
Advent Software, Inc. (I) (L)	25,608	547,499
American Software, Inc., Class A	7,718	59,892
ANSYS, Inc. (I)	45,467	3,061,748
Aspen Technology, Inc. (I)	29,649	819,498
Autodesk, Inc. (I)	84,079	2,972,193
AVG Technologies NV (I)	2,638	41,760
Blackbaud, Inc.	14,385	328,410
BMC Software, Inc. (I)	54,178	2,148,699
Bottomline Technologies, Inc. (I) (L)	11,163	294,592
BroadSoft, Inc. (I)	8,765	318,432
CA, Inc.	126,987	2,791,174
Cadence Design Systems, Inc. (I) (L)	137,469	1,857,206
Callidus Software, Inc. (I) (L)	11,840	53,754
Citrix Systems, Inc. (I)	69,296	4,556,212
CommVault Systems, Inc. (I)	14,174	988,070
Compuware Corp. (I)	104,681	1,137,882
Comverse Technology, Inc. (I)	69,839	268,182
Comverse, Inc. (I)	6,971	198,883
Concur Technologies, Inc. (I) (L)	22,204	1,499,214
Dassault Systemes SA	11,473	1,284,348
Digimarc Corp.	2,397	49,618
Ebix, Inc. (L)	9,017	144,903
Electronic Arts, Inc. (I)	116,865	1,698,048

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Ellie Mae, Inc. (I)	7,940	$220,335
Eloqua, Inc. (I) (L)	2,989	70,511
EPIQ Systems, Inc.	10,045	128,375
ePlus, Inc.	1,270	52,502
Exa Corp. (I)	2,262	22,009
FactSet Research Systems, Inc. (L)	19,959	1,757,590
Fair Isaac Corp.	27,962	1,175,243
FalconStor Software, Inc. (I)	10,307	24,015
Glu Mobile Inc. (I) (L)	17,327	39,679
Guidance Software, Inc. (I)	4,594	54,531
Guidewire Software, Inc. (I)	6,149	182,748
Imperva, Inc. (I) (L)	3,084	97,239
Infoblox, Inc. (I)	2,454	44,098
Informatica Corp. (I) (L)	53,009	1,607,233
Interactive Intelligence Group (I) (L)	4,678	156,900
Intuit, Inc. (L)	102,411	6,093,455
Jive Software, Inc. (I) (L)	5,174	75,178
Konami Corp.	18,099	406,927
Manhattan Associates, Inc. (I)	6,436	388,348
Mentor Graphics Corp. (I)	75,935	1,292,414
MICROS Systems, Inc. (I) (L)	39,425	1,673,197
Microsoft Corp.	2,813,872	75,214,799
MicroStrategy, Inc., Class A (I)	2,713	253,340
Monotype Imaging Holdings, Inc.	11,700	186,966
Netscout Systems, Inc. (I)	11,674	303,407
Nexon Company, Ltd. (I)	20,353	205,426
Nice Systems, Ltd. (I)	11,132	372,957
Nintendo Company, Ltd.	19,542	2,085,136
Oracle Corp.	1,396,352	46,526,449
Oracle Corp. Japan	7,206	300,328
Parametric Technology Corp. (I)	96,517	2,172,598
Pegasystems, Inc. (L)	5,482	124,332
Pervasive Software, Inc. (I)	4,513	40,211
Progress Software Corp. (I)	19,954	418,834
PROS Holdings, Inc. (I)	7,014	128,286
QAD, Inc., Class A	2,120	30,528
QLIK Technologies, Inc. (I) (L)	27,210	591,001
RealPage, Inc. (I)	11,453	247,041
Red Hat, Inc. (I)	71,600	3,791,936
Rosetta Stone, Inc. (I) (L)	3,418	42,178
Rovi Corp. (I)	50,718	782,579
Salesforce.com, Inc. (I) (L)	48,500	8,152,850
SAP AG	169,350	13,566,041
Seachange International, Inc. (I)	9,273	89,670
SolarWinds, Inc. (I)	30,030	1,575,074
Solera Holdings, Inc.	33,786	1,806,537
Sourcefire, Inc. (I) (L)	9,374	442,640
Square Enix Company, Ltd.	11,976	151,330
SS&C Technologies Holdings, Inc. (I)	10,710	247,615
Symantec Corp. (I)	260,528	4,900,532
Synchronoss Technologies, Inc. (I) (L)	8,894	187,574
Synopsys, Inc. (I)	73,209	2,330,975
Take-Two Interactive Software, Inc. (I) (L)	24,901	274,160
Tangoe, Inc. (I)	9,512	112,907
TeleNav, Inc. (I)	5,385	42,972
The Sage Group PLC	227,129	1,088,088
TIBCO Software, Inc. (I)	76,191	1,676,964
TiVo, Inc. (I)	39,641	488,377
Trend Micro, Inc.	19,764	596,450
Tyler Technologies, Inc. (I)	9,512	460,761
Ultimate Software Group, Inc. (I)	8,440	796,820
VASCO Data Security International, Inc. (I)	8,999	73,432
Verint Systems, Inc. (I) (L)	6,968	204,580

The accompanying notes are an integral part of the financial statements.	70
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
VirnetX Holding Corp. (I) (L)	13,354	$391,005
Websense, Inc. (I)	11,974	180,089
		224,854,297
		1,144,428,329
Materials - 5.4%
Chemicals - 2.8%
A. Schulman, Inc.	9,399	271,913
ADA-ES, Inc. (I)	2,908	49,087
Air Liquide SA	57,359	7,188,031
Air Products & Chemicals, Inc.	78,461	6,592,293
Air Water, Inc.	26,265	334,311
Airgas, Inc.	25,613	2,338,211
Akzo Nobel NV	43,794	2,889,836
Albemarle Corp.	43,777	2,719,427
American Vanguard Corp.	8,855	275,125
Arabian American
Development Company (I) (L)	6,477	53,824
Arkema SA	11,467	1,205,690
Asahi Kasei Corp.	231,600	1,367,675
Ashland, Inc.	36,011	2,895,645
Balchem Corp.	9,375	341,250
BASF SE	168,835	15,869,025
Cabot Corp.	29,270	1,164,653
Calgon Carbon Corp. (I) (L)	18,246	258,728
CF Industries Holdings, Inc.	23,246	4,722,657
Chemtura Corp. (I)	31,371	666,947
Croda International PLC	24,843	962,477
Cytec Industries, Inc.	22,380	1,540,415
Daicel Corp.	54,985	363,819
Denki Kagaku Kogyo KK	83,570	286,024
E.I. du Pont de Nemours & Company	344,762	15,503,947
Eastman Chemical Company	56,732	3,860,613
Ecolab, Inc.	97,582	7,016,146
EMS-Chemie Holding AG	1,500	353,786
Ferro Corp. (I) (L)	28,777	120,288
Flotek Industries, Inc. (I) (L)	15,773	192,431
FMC Corp.	50,922	2,979,955
FutureFuel Corp.	6,328	74,924
Georgia Gulf Corp. (L)	10,884	449,292
Givaudan AG	1,525	1,616,770
H.B. Fuller Company	15,823	550,957
Hawkins, Inc. (L)	2,985	115,340
Hitachi Chemical, Ltd.	19,570	291,693
Incitec Pivot, Ltd.	299,029	1,016,169
Innophos Holdings, Inc.	6,954	323,361
Innospec, Inc.	7,374	254,329
International Flavors & Fragrances, Inc.	30,004	1,996,431
Intrepid Potash, Inc. (L)	26,288	559,672
Israel Chemicals, Ltd.	81,713	985,089
Israel Corp., Ltd.	434	285,004
Johnson Matthey PLC	37,626	1,445,039
JSR Corp.	33,690	636,469
K&S AG	31,632	1,462,449
Kaneka Corp.	52,748	265,291
Kansai Paint Company, Ltd.	40,886	440,356
KMG Chemicals, Inc.	2,771	48,686
Koninklijke DSM NV	28,357	1,708,065
Koppers Holdings, Inc.	6,590	251,409
Kraton Performance Polymers, Inc. (I) (L)	10,305	247,629
Kuraray Company, Ltd.	63,125	826,463
Landec Corp. (I)	8,464	80,323
Lanxess AG	15,279	1,336,249

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Linde AG	34,002	$5,929,590
LSB Industries, Inc. (I)	6,006	212,733
LyondellBasell Industries NV, Class A	140,899	8,043,924
Minerals Technologies, Inc.	28,662	1,144,187
Mitsubishi Chemical Holdings Corp.	248,502	1,239,575
Mitsubishi Gas & Chemicals Company, Inc.	72,217	442,483
Mitsui Chemicals, Inc.	163,590	427,298
Monsanto Company	198,587	18,796,260
NewMarket Corp. (L)	5,257	1,378,385
Nitto Denko Corp.	30,361	1,493,777
Novozymes A/S, B shares	44,783	1,267,384
Olin Corp. (L)	64,740	1,397,737
OM Group, Inc. (I)	10,413	231,169
OMNOVA Solutions, Inc. (I)	15,053	105,522
Orica, Ltd.	67,154	1,765,918
PolyOne Corp.	28,484	581,643
PPG Industries, Inc.	56,622	7,663,788
Praxair, Inc.	110,509	12,095,210
Quaker Chemical Corp.	4,131	222,496
RPM International, Inc.	64,963	1,907,314
Sensient Technologies Corp.	40,295	1,432,890
Shin-Etsu Chemical Company, Ltd.	75,391	4,604,842
Showa Denko KK (L)	267,827	409,526
Sigma-Aldrich Corp. (L)	44,811	3,297,193
Sika AG	394	913,143
Solvay SA	10,894	1,568,203
Spartech Corp. (I)	9,936	90,120
Stepan Company (L)	5,350	297,139
Sumitomo Chemical Company, Ltd.	273,291	862,243
Syngenta AG	17,117	6,904,708
Taiyo Nippon Sanso Corp.	45,657	260,817
Teijin, Ltd.	176,243	434,683
The Dow Chemical Company	444,038	14,351,308
The Mosaic Company	102,514	5,805,368
The Scotts Miracle-Gro Company, Class A (L)	18,990	836,510
The Sherwin-Williams Company	31,613	4,862,712
Toray Industries, Inc.	269,562	1,643,728
Tredegar Corp.	7,779	158,847
Ube Industries, Ltd.	189,889	456,654
Valspar Corp.	41,489	2,588,914
Yara International ASA	34,338	1,704,409
Zep, Inc.	7,161	103,405
Zoltek Companies, Inc. (I)	9,340	72,385
		221,657,828
Construction Materials - 0.2%
Boral, Ltd.	137,962	634,588
Cimpor-Cimentos de Portugal SA	9	41
CRH PLC	125,168	2,597,346
CRH PLC (London Exchange)	7,591	158,679
Eagle Materials, Inc.	15,485	905,873
Fletcher Building, Ltd.	125,501	878,181
Headwaters, Inc. (I)	19,359	165,713
HeidelbergCement AG	25,830	1,564,853
Holcim, Ltd.	42,078	3,099,170
Imerys SA	6,348	411,897
James Hardie Industries, Ltd.	80,263	776,481
Lafarge SA	34,327	2,199,610
Martin Marietta Materials, Inc. (L)	22,576	2,128,465
Taiheiyo Cement Corp.	200,279	551,117
Texas Industries, Inc. (I) (L)	7,169	365,691
United States Lime & Minerals, Inc. (I)	624	29,403

The accompanying notes are an integral part of the financial statements.	71
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Vulcan Materials Company (L)	47,907	$2,493,559
		18,960,667
Containers & Packaging - 0.2%
AEP Industries, Inc. (I) (L)	1,332	78,894
Amcor, Ltd.	221,983	1,877,059
Aptargroup, Inc. (L)	32,647	1,557,915
Ball Corp.	57,281	2,563,325
Bemis Company, Inc.	38,953	1,303,367
Boise, Inc.	32,040	254,718
Graphic Packaging Holding Company (I)	53,115	343,123
Greif, Inc., Class A	14,868	661,626
Myers Industries, Inc.	10,783	163,362
Owens-Illinois, Inc. (I)	62,256	1,324,185
Packaging Corp. of America	48,216	1,854,870
Rexam PLC	161,376	1,134,010
Rock-Tenn Company, Class A	34,896	2,439,579
Sealed Air Corp. (L)	71,883	1,258,671
Silgan Holdings, Inc.	24,069	1,001,030
Sonoco Products Company	49,441	1,469,881
Toyo Seikan Kaisha, Ltd.	28,529	384,321
UFP Technologies, Inc. (I)	2,012	36,055
		19,705,991
Metals & Mining - 2.0%
A. M. Castle & Company (I) (L)	5,314	78,488
AK Steel Holding Corp. (L)	35,266	162,224
Alcoa, Inc. (L)	394,512	3,424,364
Allegheny Technologies, Inc.	40,421	1,227,182
Alumina, Ltd.	439,246	424,742
AMCOL International Corp. (L)	8,017	245,962
Anglo American PLC	255,530	8,156,907
Antofagasta PLC	72,438	1,609,634
ArcelorMittal	171,973	2,977,034
BHP Billiton PLC	388,246	13,642,771
BHP Billiton, Ltd.	592,784	23,150,052
Boliden AB	50,232	954,765
Carpenter Technology Corp.	21,659	1,118,254
Century Aluminum Company (I) (L)	16,534	144,838
Cliffs Natural Resources, Inc. (L)	52,095	2,008,783
Coeur d’Alene Mines Corp. (I)	28,527	701,764
Commercial Metals Company (L)	56,980	846,723
Compass Minerals International, Inc. (L)	16,232	1,212,693
Daido Steel Company, Ltd.	53,557	268,829
Eurasian Natural Resources Corp. PLC	48,504	233,356
Evraz PLC	63,082	278,435
Fortescue Metals Group, Ltd. (L)	257,176	1,275,936
Freeport-McMoRan Copper & Gold, Inc.	351,740	12,029,508
Fresnillo PLC	32,957	1,022,617
General Moly, Inc. (I) (L)	21,432	85,942
Glencore International PLC (L)	699,727	4,077,796
Globe Specialty Metals, Inc. (L)	19,584	269,280
Gold Reserve, Inc. (I)	16,533	54,724
Gold Resource Corp. (L)	9,505	146,472
Golden Minerals Company (I) (L)	10,990	50,444
Golden Star Resources, Ltd. (I) (L)	82,610	152,002
Handy & Harman, Ltd. (I)	1,965	29,613
Haynes International, Inc.	3,893	201,930
Hecla Mining Company (L)	90,411	527,096
Hitachi Metals, Ltd.	31,164	263,538
Horsehead Holding Corp. (I)	14,069	143,644
Iluka Resources, Ltd.	76,672	743,009
JFE Holdings, Inc.	90,135	1,699,296
Kaiser Aluminum Corp. (L)	6,087	375,507

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Kazakhmys PLC	39,334	$517,232
Kobe Steel, Ltd. (I)	448,117	572,198
Maruichi Steel Tube, Ltd.	8,861	202,918
Materion Corp. (L)	6,495	167,441
McEwen Mining, Inc. (I) (L)	68,852	263,703
Metals USA Holdings Corp.	3,554	62,159
Midway Gold Corp. (I) (L)	42,359	58,879
Mitsubishi Materials Corp.	203,333	693,070
Newcrest Mining, Ltd.	140,614	3,282,909
Newmont Mining Corp.	183,920	8,541,245
Nippon Steel Corp. (L)	1,396,067	3,434,027
Noranda Aluminum Holding Corp. (L)	11,196	68,408
Norsk Hydro ASA	170,472	868,444
Nucor Corp.	117,510	5,074,082
Olympic Steel, Inc. (L)	3,069	67,948
OZ Minerals, Ltd.	55,424	394,641
Paramount Gold and Silver Corp. (I) (L)	41,651	96,630
Randgold Resources, Ltd.	16,043	1,581,133
Reliance Steel & Aluminum Company	37,109	2,304,469
Revett Minerals, Inc. (I)	9,134	25,758
Rio Tinto PLC	246,394	14,357,983
Rio Tinto, Ltd.	80,077	5,573,672
Royal Gold, Inc.	31,942	2,597,204
RTI International Metals, Inc. (I) (L)	9,611	264,879
Salzgitter AG	7,356	383,324
Schnitzer Steel Industries, Inc., Class A (L)	8,086	245,248
Sims Metal Management, Ltd.	30,912	301,380
Steel Dynamics, Inc.	107,651	1,478,048
Stillwater Mining Company (I) (L)	36,790	470,176
Sumitomo Metal Mining Company, Ltd.	96,343	1,359,539
SunCoke Energy, Inc. (I)	22,096	344,477
ThyssenKrupp AG	70,803	1,663,606
Titanium Metals Corp. (L)	27,731	457,839
U.S. Silica Holdings, Inc. (L)	3,885	64,996
Umicore SA	20,951	1,155,257
United States Steel Corp. (L)	54,415	1,298,886
Universal Stainless & Alloy (I)	2,243	82,475
US Antimony Corp. (I) (L)	17,328	30,497
Vedanta Resources PLC	20,004	390,971
Vista Gold Corp. (I) (L)	18,470	49,869
Voestalpine AG	20,053	737,381
Worthington Industries, Inc.	42,200	1,096,778
Xstrata PLC	386,334	6,871,363
Yamato Kogyo Company, Ltd.	7,886	230,833
		155,800,129
Paper & Forest Products - 0.2%
Buckeye Technologies, Inc.	12,512	359,220
Clearwater Paper Corp. (I)	7,414	290,332
Deltic Timber Corp. (L)	3,453	243,851
Domtar Corp. (L)	17,305	1,445,314
International Paper Company	162,072	6,456,948
KapStone Paper and Packaging Corp.	12,846	285,053
Louisiana-Pacific Corp. (I)	111,529	2,154,740
MeadWestvaco Corp.	63,952	2,038,150
Neenah Paper, Inc.	5,079	144,599
Nippon Paper Group, Inc. (L)	18,597	258,521
OJI Paper Company, Ltd.	143,933	497,052
P.H. Glatfelter Company (L)	13,539	236,662
Resolute Forest Products (I) (L)	25,859	342,373
Schweitzer-Mauduit International, Inc.	9,809	382,845
Stora Enso OYJ, Series R (L)	100,730	712,447
UPM-Kymmene OYJ	96,591	1,147,846

The accompanying notes are an integral part of the financial statements.	72
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products (continued)
Wausau Paper Corp. (L)	14,219	$123,137
		17,119,090
		433,243,705
Telecommunication Services - 3.3%
Diversified Telecommunication Services - 2.6%
8x8, Inc. (I)	22,348	165,152
American Tower Corp.	146,493	11,319,514
AT&T, Inc.	2,110,172	71,133,898
Atlantic Tele-Network, Inc.	2,910	106,826
Belgacom SA	27,977	824,664
Bezeq The
Israeli Telecommunication Corp., Ltd.	342,295	395,289
BT Group PLC	1,447,478	5,456,262
Cbeyond, Inc. (I)	8,951	80,917
CenturyLink, Inc. (L)	230,973	9,035,664
Cincinnati Bell, Inc. (I) (L)	62,399	341,947
Cogent Communications Group, Inc.	15,010	339,826
Consolidated
Communications Holdings, Inc. (L)	12,649	201,372
Deutsche Telekom AG	516,363	5,866,521
Elisa OYJ, Class A	25,759	575,614
Fairpoint Communications, Inc. (I) (L)	6,985	55,461
France Telecom SA	340,878	3,817,357
Frontier Communications Corp. (L)	366,855	1,570,139
General Communication, Inc., Class A (I)	11,932	114,428
Hawaiian Telcom Holdco, Inc. (I) (L)	3,446	67,197
HickoryTech Corp.	4,595	44,709
HKT Trust and HKT, Ltd.	413,254	405,515
IDT Corp., Class B	5,187	49,484
Iliad SA	4,183	720,040
inContact, Inc. (I) (L)	12,277	63,595
Inmarsat PLC	82,313	794,579
Iridium Communications, Inc. (I)	15,966	107,611
Koninklijke KPN NV	184,142	910,620
Lumos Networks Corp.	4,837	48,467
magicJack VocalTec, Ltd. (I) (L)	4,844	88,209
Neutral Tandem, Inc.	9,025	23,194
Nippon Telegraph & Telephone Corp.	80,259	3,371,378
ORBCOMM, Inc. (I)	12,488	48,953
PCCW, Ltd.	752,479	332,413
Portugal Telecom SGPS SA	114,020	570,358
Premiere Global Services, Inc. (I)	16,031	156,783
Primus Telecommunications Group, Inc. (L)	3,974	43,197
Singapore Telecommunications, Ltd.	1,437,549	3,909,494
Singapore Telecommunications, Ltd.
(Singapore Exchange)	28,535	77,378
Swisscom AG	4,284	1,847,655
TDC A/S	90,238	639,491
Tele2 AB, B Shares	58,446	1,059,993
Telecom Corp. of New Zealand, Ltd. (L)	341,458	645,743
Telecom Italia SpA	1,109,149	877,672
Telecom Italia SpA (Italian Exchange)	1,725,726	1,559,920
Telefonica SA	753,022	10,225,086
Telekom Austria AG	41,656	315,223
Telenet Group Holding NV	10,258	476,627
Telenor ASA	129,016	2,621,180
TeliaSonera AB	398,277	2,712,866
Telstra Corp., Ltd.	801,191	3,649,830
Towerstream Corp. (I) (L)	16,418	53,359
tw telecom, Inc. (I) (L)	74,251	1,891,173
Verizon Communications, Inc.	1,060,089	45,870,051
Vivendi SA	239,233	5,387,447

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Vonage Holdings Corp. (I)	50,290	$119,187
Windstream Corp. (L)	216,190	1,790,053
Ziggo NV	22,100	714,249
		205,690,830
Wireless Telecommunication Services - 0.7%
Boingo Wireless, Inc. (I) (L)	5,603	42,303
Crown Castle International Corp. (I)	108,554	7,833,257
KDDI Corp.	49,475	3,494,667
Leap Wireless International, Inc. (I) (L)	17,133	113,934
MetroPCS Communications, Inc. (I)	119,247	1,185,315
Millicom International Cellular SA	11,616	1,009,619
NTELOS Holdings Corp. (L)	4,972	65,183
NTT DOCOMO, Inc.	2,809	4,034,141
Shenandoah Telecommunications Company (L)	7,589	116,188
Softbank Corp.	162,854	5,959,111
Sprint Nextel Corp. (I)	1,112,045	6,305,295
StarHub, Ltd.	112,963	352,736
Telephone & Data Systems, Inc.	49,630	1,098,808
USA Mobility, Inc. (L)	7,206	84,166
Vodafone Group PLC	9,040,772	22,736,332
		54,431,055
		260,121,885
Utilities - 3.5%
Electric Utilities - 1.8%
Acciona SA	4,730	358,686
ALLETE, Inc.	12,112	496,350
American Electric Power Company, Inc.	179,830	7,675,144
Cheung Kong Infrastructure Holdings, Ltd.	91,843	564,193
Chubu Electric Power Company, Inc.	118,323	1,578,818
Cleco Corp.	48,947	1,958,369
CLP Holdings, Ltd.	331,756	2,792,289
Contact Energy, Ltd. (I)	69,201	298,687
Duke Energy Corp.	261,017	16,652,885
Edison International	120,772	5,457,687
EDP - Energias de Portugal SA	350,756	1,054,333
El Paso Electric Company	12,742	406,597
Electricite de France SA	44,181	828,052
Enel SpA	1,210,302	5,035,320
Entergy Corp.	65,677	4,186,909
Exelon Corp. (L)	316,145	9,402,152
FirstEnergy Corp.	154,996	6,472,633
Fortum OYJ	81,635	1,535,189
Great Plains Energy, Inc.	75,170	1,526,703
Hawaiian Electric Industries, Inc. (L)	47,894	1,204,055
Hokkaido Electric Power Company, Inc.	34,443	418,245
Hokuriku Electric Power Company	31,719	375,011
Iberdrola SA (L)	734,395	4,095,270
IDACORP, Inc.	40,372	1,750,126
Kyushu Electric Power Company, Inc.	78,298	893,801
MGE Energy, Inc. (L)	7,319	372,903
NextEra Energy, Inc.	156,771	10,846,985
Northeast Utilities	116,518	4,553,523
NV Energy, Inc.	115,699	2,098,780
OGE Energy Corp.	48,466	2,729,120
Otter Tail Corp.	11,513	287,825
Pepco Holdings, Inc. (L)	83,952	1,646,299
Pinnacle West Capital Corp.	40,406	2,059,898
PNM Resources, Inc.	64,369	1,320,208
Portland General Electric Company	23,789	650,867
Power Assets Holdings, Ltd.	255,387	2,191,998
PPL Corp. (L)	215,110	6,158,599

The accompanying notes are an integral part of the financial statements.	73
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
Red Electrica Corp. SA (L)	19,910	$983,705
Shikoku Electric Power Company, Inc.	30,125	480,440
SP AusNet	313,421	359,972
SSE PLC	173,768	4,015,966
Terna Rete Elettrica Nazionale SpA	240,376	962,656
The Chugoku Electric Power Company, Inc.	54,467	854,145
The Empire District Electric Company	13,696	279,124
The Kansai Electric Power Company, Ltd.	137,939	1,449,291
The Southern Company	324,303	13,883,411
Tohoku Electric Power Company, Inc. (I)	83,079	773,134
Tokyo Electric Power Company, Inc. (I)	260,236	623,733
UIL Holdings Corp.	16,077	575,717
Unitil Corp.	4,589	118,947
UNS Energy Corp.	12,710	539,158
Verbund AG, Class A	12,824	317,596
Westar Energy, Inc.	62,025	1,775,156
Xcel Energy, Inc.	180,949	4,833,148
		144,759,808
Gas Utilities - 0.3%
AGL Resources, Inc. (L)	43,115	1,723,307
APA Group, Ltd.	151,996	877,365
Atmos Energy Corp.	44,307	1,556,062
Chesapeake Utilities Corp.	3,173	144,054
Enagas SA	35,166	752,519
Gas Natural SDG SA	64,131	1,172,692
Hong Kong & China Gas Company, Ltd.	958,706	2,629,340
National Fuel Gas Company	40,942	2,075,350
New Jersey Resources Corp. (L)	13,191	522,627
Northwest Natural Gas Company (L)	8,514	376,319
ONEOK, Inc.	76,184	3,256,866
Osaka Gas Company, Ltd.	344,488	1,251,263
Piedmont Natural Gas Company, Inc. (L)	22,650	709,172
Questar Corp.	85,937	1,698,115
Snam SpA	311,235	1,447,261
South Jersey Industries, Inc. (L)	9,643	485,332
Southwest Gas Corp.	14,565	617,702
The Laclede Group, Inc. (L)	7,204	278,146
Toho Gas Company, Ltd.	76,924	412,924
Tokyo Gas Company, Ltd.	450,269	2,058,610
UGI Corp.	55,341	1,810,204
WGL Holdings, Inc.	41,512	1,626,855
		27,482,085
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	229,727	2,458,079
Atlantic Power Corp. (L)	35,884	410,154
EDP Renovaveis SA (I)	48	256
Electric Power Development Company, Ltd.	21,106	500,326
Enel Green Power SpA	317,950	594,643
Genie Energy, Ltd., B Shares	5,510	39,121
NRG Energy, Inc. (L)	119,774	2,753,607
Ormat Technologies, Inc.	5,762	111,091
		6,867,277
Multi-Utilities - 1.2%
A2A SpA	39	23
AGL Energy, Ltd.	100,373	1,611,862
Alliant Energy Corp.	54,506	2,393,358
Ameren Corp.	89,918	2,762,281
Avista Corp.	18,709	451,074
Black Hills Corp.	35,643	1,295,267
CenterPoint Energy, Inc.	158,668	3,054,359
Centrica PLC	955,786	5,192,205

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
CH Energy Group, Inc.	4,719	$307,773
CMS Energy Corp. (L)	98,016	2,389,630
Consolidated Edison, Inc.	108,619	6,032,699
Dominion Resources, Inc.	212,608	11,013,094
DTE Energy Company	63,825	3,832,691
E.ON AG	331,065	6,165,285
GDF Suez	234,791	4,837,613
Integrys Energy Group, Inc.	28,502	1,488,374
MDU Resources Group, Inc.	92,673	1,968,375
National Grid PLC	669,064	7,663,745
NiSource, Inc.	115,280	2,869,319
NorthWestern Corp.	11,543	400,888
PG&E Corp.	160,299	6,440,814
Public Service Enterprise Group, Inc.	187,480	5,736,888
RWE AG	89,806	3,707,436
SCANA Corp. (L)	48,508	2,213,905
Sempra Energy	83,493	5,922,993
Suez Environnement Company	50,973	614,620
TECO Energy, Inc. (L)	76,784	1,286,900
Vectren Corp. (L)	40,330	1,185,702
Veolia Environnement SA	61,718	752,334
Wisconsin Energy Corp.	85,662	3,156,645
		96,748,152
Water Utilities - 0.1%
American States Water Company (L)	5,906	283,370
Aqua America, Inc. (L)	68,705	1,746,481
Artesian Resources Corp., Class A	2,857	64,083
Cadiz, Inc. (I) (L)	4,600	36,432
California Water Service Group	13,369	245,321
Connecticut Water Service, Inc. (L)	3,034	90,353
Consolidated Water Company, Ltd.	5,896	43,630
Middlesex Water Company	5,077	99,306
Severn Trent PLC	43,801	1,122,194
SJW Corp. (L)	4,694	124,860
United Utilities Group PLC	125,373	1,375,749
York Water Company	4,674	82,122
		5,313,901
		281,171,223
TOTAL COMMON STOCKS (Cost $7,310,024,933)	$ 7,707,671,261

PREFERRED SECURITIES - 0.2%
Consumer Discretionary - 0.1%
Bayerische Motoren Werke AG	9,503	614,103
Porsche Automobil Holding SE	28,154	2,294,171
ProSiebenSat.1 Media AG	15,793	444,398
Volkswagen AG	26,591	6,049,608
		9,402,280
Consumer Staples - 0.1%
Henkel AG & Company KgaA	32,789	2,692,737
Health Care - 0.0%
Alere, Inc., 3.000%	2	370
Utilities - 0.0%
RWE AG	7,347	277,102
TOTAL PREFERRED SECURITIES (Cost $9,676,193)	$ 12,372,489

INVESTMENT COMPANIES - 0.5%
Firsthand Technology Value Fund, Inc. (I)	2,811	49,024
iShares Russell 2000 Index Fund (L)	83,200	7,012,928

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
Vanguard MSCI EAFE ETF	905,184	$31,889,632
TOTAL INVESTMENT COMPANIES (Cost $38,947,348)		$ 38,951,584

RIGHTS - 0.0%
Consumer Staples - 0.0%
Olam International Ltd. (Expiration Date:
10/15/2013; Strike Price: $0.95) (I)	93,518	30,651
Energy - 0.0%
Repsol SA (Expiration Date: 01/15/2013;
Strike Price: EUR 0.482) (I)	150,096	91,531
TOTAL RIGHTS (Cost $93,870)		$ 122,182

WARRANTS - 0.0%
Energy - 0.0%
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I) (L)	3,567	71
TOTAL WARRANTS (Cost $1,417)		$ 71

SECURITIES LENDING COLLATERAL - 5.8%
John Hancock Collateral
Investment Trust, 0.2755% (W) (Y)	46,701,585	467,361,443
TOTAL SECURITIES LENDING
COLLATERAL (Cost $467,361,953)		$ 467,361,443

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreement - 2.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $205,870,114 on 01/02/2013,
collateralized by $204,105,000
U.S. Treasury Notes, 0.500% - 4.750% due
06/30/2016 - 08/15/2017 (valued at
$209,991,699, including interest)	$ 205,870,000	$205,870,000
TOTAL SHORT-TERM INVESTMENTS (Cost $205,870,000)		$205,870,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,031,975,714) - 105.4%		$ 8,432,349,030
Other assets and liabilities, net - (5.4%)		(429,269,734)
TOTAL NET ASSETS - 100.0%		$ 8,003,079,296

Total Bond Market Trust B
	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 72.3%
U.S. Government - 38.0%
U.S. Treasury Bonds
2.750%, 08/15/2042	$ 5,610,000	$5,396,994
3.750%, 08/15/2041	1,100,000	1,288,375
3.875%, 08/15/2040	1,100,000	1,317,593
4.250%, 05/15/2039 to 11/15/2040	4,060,000	5,162,846
4.375%, 02/15/2038 to 05/15/2041	2,305,000	2,991,096
4.500%, 02/15/2036	5,200,000	6,819,311
4.625%, 02/15/2040	1,400,000	1,885,187
4.750%, 02/15/2041	2,000,000	2,747,812
7.500%, 11/15/2016	1,270,000	1,609,329
7.875%, 02/15/2021	3,400,000	5,112,485

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bonds (continued)
8.125%, 08/15/2021	$ 1,400,000	$2,161,250
8.750%, 08/15/2020	1,400,000	2,165,625
9.250%, 02/15/2016	5,700,000	7,262,153
11.250%, 02/15/2015	2,010,000	2,474,813
U.S. Treasury Notes
0.125%, 12/31/2013 to 12/31/2014	6,900,000	6,885,000
0.250%, 11/30/2013 to 08/15/2015	46,100,000	46,097,869
0.375%, 04/15/2015	4,800,000	4,809,000
0.625%, 05/31/2017 to 08/31/2017	6,000,000	5,999,298
0.750%, 12/31/2017	5,700,000	5,707,125
0.875%, 04/30/2017	5,000,000	5,060,155
1.000%, 10/31/2016 to 03/31/2017	4,550,000	4,630,625
1.250%, 04/30/2019	1,000,000	1,014,375
1.500%, 12/31/2013 to 03/31/2019	12,500,000	12,897,440
1.625%, 11/15/2022 (L)	10,200,000	10,075,682
1.750%, 01/31/2014	1,760,000	1,789,357
1.875%, 02/28/2014 to 08/31/2017	3,370,000	3,511,023
2.000%, 11/30/2013 to 02/15/2022	10,310,000	10,701,563
2.125%, 11/30/2014 to 05/31/2015	12,000,000	12,507,622
2.625%, 11/15/2020	5,800,000	6,359,607
2.750%, 02/15/2019	7,000,000	7,745,934
3.000%, 09/30/2016 to 02/28/2017	6,720,000	7,366,387
3.125%, 10/31/2016 to 05/15/2021	2,200,000	2,441,561
3.250%, 06/30/2016	3,650,000	4,003,594
4.250%, 11/15/2017	7,300,000	8,544,993
		216,543,079
U.S. Government Agency - 34.3%
Federal Farm Credit Bank
3.875%, 10/07/2013	300,000	308,457
4.875%, 12/16/2015	2,100,000	2,370,211
Federal Home Loan Bank
3.875%, 06/14/2013	1,320,000	1,342,180
5.375%, 05/18/2016	1,700,000	1,980,140
5.500%, 07/15/2036	190,000	261,040
Federal Home Loan Mortgage Corp.
2.500%, 05/27/2016	1,180,000	1,259,006
3.021%, 08/01/2037 (P)	999,913	1,062,014
3.215%, 02/01/2037 (P)	428,778	460,633
3.500%, TBA (C)	5,700,000	6,060,703
3.500%, 12/01/2025	4,257,125	4,504,404
4.000%, 02/01/2024 to 12/01/2040	5,551,053	5,917,941
4.500%, 05/01/2024 to 07/01/2041	8,231,877	8,843,348
5.000%, 06/01/2023 to 10/01/2040	2,669,309	2,890,810
5.500%, 08/23/2017 to 01/01/2039	7,688,828	8,548,216
6.000%, 06/01/2022 to 10/01/2038	2,682,336	2,920,949
6.250%, 07/15/2032	450,000	668,378
6.500%, 07/01/2016 to 09/01/2038	1,691,046	1,870,694
6.750%, 09/15/2029	1,200,000	1,805,954
7.000%, 02/01/2016 to 10/01/2038	640,756	731,767
7.500%, 02/01/2016 to 03/01/2032	30,161	35,237
8.000%, 02/01/2030	4,308	5,083
Federal National Mortgage Association
2.276%, 01/01/2035 (P)	1,220,346	1,285,222
2.314%, 05/01/2036 (P)	275,693	290,514
2.449%, 02/01/2039 (P)	1,496,790	1,563,921
2.923%, 04/01/2037 (P)	1,182,181	1,271,213
3.000%, 01/01/2027	4,256,813	4,492,101
3.151%, 04/01/2036 (P)	301,948	318,135
3.500%, 12/01/2025 to 12/01/2040	6,592,454	7,012,627
3.687%, 09/01/2037 (P)	658,619	692,817
4.000%, 08/01/2020 to 05/01/2042	12,855,812	13,769,619

The accompanying notes are an integral part of the financial statements.	75
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
4.375%, 10/15/2015	$ 7,850,000	$8,716,255
4.419%, 07/01/2034 (P)	752,380	788,062
4.500%, 06/01/2018 to 02/01/2041	8,124,212	8,762,270
5.000%, 12/01/2018 to 07/01/2039	8,147,707	8,829,667
5.500%, 08/01/2017 to 11/01/2038	16,544,455	18,020,805
6.000%, 10/01/2013 to 10/01/2038	10,971,096	12,086,265
6.500%, 02/01/2015 to 12/01/2037	3,285,401	3,662,572
6.509%, 10/01/2037 (P)	485,008	522,783
7.000%, 12/01/2015 to 10/01/2038	1,179,171	1,347,000
7.125%, 01/15/2030	209,000	327,767
7.250%, 05/15/2030	1,450,000	2,305,691
7.500%, 10/01/2015 to 08/01/2031	56,352	65,842
8.000%, 08/01/2030 to 09/01/2031	16,476	19,557
8.500%, 09/01/2030	2,355	2,819
Government National Mortgage Association
3.500%, TBA (C)	5,500,000	5,972,509
4.000%, 11/15/2026 to 12/20/2040	7,130,272	7,783,105
4.000%, 06/15/2039 to 02/15/2042	5,500,000	6,056,972
4.500%, 05/15/2019 to 10/20/2040	7,532,284	8,272,172
5.000%, 05/15/2018 to 07/20/2040	2,767,722	3,039,890
5.500%, 08/15/2023 to 09/20/2039	3,734,417	4,115,834
6.000%, 04/15/2017 to 10/15/2038	3,585,458	4,013,359
6.500%, 01/15/2016 to 12/15/2038	850,476	960,754
7.000%, 08/15/2029 to 05/15/2032	99,200	115,047
7.500%, 08/15/2029 to 01/15/2031	34,684	40,573
8.000%, 04/15/2031	9,331	10,443
8.500%, 09/15/2030	6,249	7,467
9.000%, 01/15/2031	3,709	4,513
Tennessee Valley Authority
3.875%, 02/15/2021	700,000	811,512
4.500%, 04/01/2018	820,000	966,545
6.750%, 11/01/2025	1,295,000	1,888,612
The Financing Corp. 8.600%, 09/26/2019	675,000	971,505
		195,031,501
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $388,379,630)	$ 411,574,580

FOREIGN GOVERNMENT
OBLIGATIONS - 2.2%
Brazil - 0.2%
Federative Republic of Brazil
5.875%, 01/15/2019	105,000	129,885
6.000%, 01/17/2017	950,000	1,121,000
7.125%, 01/20/2037	50,000	76,500
		1,327,385
Canada - 0.6%
Export Development Canada
3.500%, 05/16/2013	95,000	96,152
Province of British Columbia
6.500%, 01/15/2026	490,000	691,492
Province of Manitoba
9.625%, 12/01/2018	300,000	425,811
Province of New Brunswick
5.200%, 02/21/2017	380,000	445,187
Province of Nova Scotia
5.125%, 01/26/2017	455,000	531,190
Province of Ontario
4.500%, 02/03/2015	350,000	378,887

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Quebec
7.125%, 02/09/2024	$ 150,000	$208,223
7.500%, 07/15/2023	410,000	580,369
		3,357,311
Chile - 0.1%
Republic of Chile
3.875%, 08/05/2020	510,000	575,025
Colombia - 0.0%
Republic of Colombia
4.375%, 07/12/2021	150,000	172,725
Israel - 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	618,967
5.500%, 09/18/2023	455,000	599,066
		1,218,033
Italy - 0.1%
Republic of Italy
6.875%, 09/27/2023	300,000	348,407
Japan - 0.2%
Japan Bank for International Cooperation
2.250%, 07/13/2016	1,250,000	1,315,425
Mexico - 0.3%
Government of Mexico
5.950%, 03/19/2019	415,000	510,450
6.050%, 01/11/2040	930,000	1,247,130
		1,757,580
Panama - 0.1%
Republic of Panama
6.700%, 01/26/2036	370,000	525,400
Peru - 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	361,250
7.125%, 03/30/2019	120,000	157,080
		518,330
Poland - 0.0%
Republic of Poland
6.375%, 07/15/2019	110,000	137,139
South Africa - 0.2%
Republic of South Africa
5.500%, 03/09/2020	740,000	876,900
Sweden - 0.1%
Svensk Exportkredit AB
3.250%, 09/16/2014	580,000	606,970
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $11,218,597)	$ 12,736,630

CORPORATE BONDS - 21.0%
Consumer Discretionary - 1.7%
CBS Corp.
4.300%, 02/15/2021	150,000	165,315
8.875%, 05/15/2019	80,000	107,823
Comcast Corp.
5.700%, 07/01/2019	310,000	377,423
6.500%, 01/15/2015 to 11/15/2035	415,000	504,622
COX Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	171,753

The accompanying notes are an integral part of the financial statements.	76
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
DIRECTV Holdings LLC
5.150%, 03/15/2042	$ 50,000	$50,427
6.375%, 03/01/2041	360,000	415,491
Discovery Communications LLC
5.625%, 08/15/2019	250,000	298,373
Family Dollar Stores, Inc.
5.000%, 02/01/2021	305,000	328,924
Ford Motor Credit Company LLC
5.000%, 05/15/2018	1,040,000	1,147,139
Grupo Televisa SAB
6.625%, 01/15/2040	220,000	279,923
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	60,000	65,525
Home Depot, Inc.
5.875%, 12/16/2036	280,000	366,981
Johnson Controls, Inc.
5.700%, 03/01/2041	150,000	180,116
Lowe’s Companies, Inc.
5.800%, 10/15/2036	140,000	172,920
6.100%, 09/15/2017	180,000	218,494
McDonald’s Corp.
3.625%, 05/20/2021	250,000	279,357
5.000%, 02/01/2019	228,000	265,398
NBCUniversal Media LLC
5.150%, 04/30/2020	230,000	272,417
News America, Inc.
6.650%, 11/15/2037	440,000	567,096
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	300,000	331,982
Target Corp.
6.500%, 10/15/2037	350,000	487,234
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	144,956
The Walt Disney Company
5.625%, 09/15/2016	340,000	395,437
Time Warner Cable, Inc.
4.125%, 02/15/2021	60,000	65,644
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	125,526
7.570%, 02/01/2024	240,000	322,994
Time Warner Entertainment Company LP
8.375%, 07/15/2033	525,000	764,537
Time Warner, Inc.
7.625%, 04/15/2031	285,000	391,526
Toyota Motor Credit Corp.
3.400%, 09/15/2021	320,000	348,131
Viacom, Inc.
4.250%, 09/15/2015	150,000	162,852
4.500%, 03/01/2021	120,000	134,881
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	60,000	62,932
		9,974,149
Consumer Staples - 1.9%
Altria Group, Inc.
4.125%, 09/11/2015	150,000	162,805
8.500%, 11/10/2013	80,000	85,237
9.250%, 08/06/2019	160,000	222,419
9.950%, 11/10/2038	50,000	82,178
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	460,000	603,542
7.750%, 01/15/2019	335,000	447,114
Bottling Group LLC
5.125%, 01/15/2019	105,000	123,888

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Brown-Forman Corp.
2.500%, 01/15/2016	$ 300,000	$314,570
5.000%, 02/01/2014	335,000	351,178
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	160,000	205,722
Campbell Soup Company
4.500%, 02/15/2019	300,000	340,199
ConAgra Foods, Inc.
5.819%, 06/15/2017	62,000	71,535
7.000%, 04/15/2019	150,000	184,505
9.750%, 03/01/2021	175,000	242,829
CVS Caremark Corp.
4.125%, 05/15/2021	60,000	67,608
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	93,662	129,144
Diageo Capital PLC
4.828%, 07/15/2020	95,000	111,739
Dr Pepper Snapple Group, Inc.
2.900%, 01/15/2016	500,000	526,715
Energizer Holdings, Inc.
4.700%, 05/19/2021	250,000	267,673
General Mills, Inc.
5.650%, 02/15/2019	315,000	382,699
Kellogg Company
4.150%, 11/15/2019	30,000	33,974
Kimberly-Clark Corp.
7.500%, 11/01/2018	250,000	333,332
Kraft Foods Group, Inc.
6.125%, 08/23/2018 (S)	66,000	80,827
6.875%, 01/26/2039 (S)	40,000	53,712
Mondelez International, Inc.
6.125%, 02/01/2018	24,000	29,192
6.750%, 02/19/2014	625,000	667,020
PepsiCo, Inc.
4.000%, 03/05/2042	270,000	278,348
5.500%, 01/15/2040	280,000	352,084
Philip Morris International, Inc.
4.125%, 05/17/2021	320,000	361,376
6.875%, 03/17/2014	290,000	312,260
Reynolds American, Inc.
3.250%, 11/01/2022	270,000	270,896
Safeway, Inc.
6.250%, 03/15/2014	165,000	174,076
6.350%, 08/15/2017	135,000	153,272
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	90,000	96,205
The Clorox Company
5.950%, 10/15/2017	295,000	350,800
The Coca-Cola Company
3.150%, 11/15/2020	60,000	65,227
The Kroger Company
3.900%, 10/01/2015	150,000	161,856
6.400%, 08/15/2017	370,000	446,453
The Procter & Gamble Company
5.500%, 02/01/2034	50,000	63,577
Wal-Mart Stores, Inc.
1.625%, 04/15/2014	530,000	538,775
4.125%, 02/01/2019	100,000	113,698
6.200%, 04/15/2038	125,000	169,389
7.550%, 02/15/2030	410,000	601,957
Walgreen Company
5.250%, 01/15/2019	335,000	392,638
		11,024,243

The accompanying notes are an integral part of the financial statements.	77
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy - 2.4%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	$ 280,000	$349,888
Apache Corp.
3.625%, 02/01/2021	250,000	272,171
6.000%, 09/15/2013	75,000	77,851
BP Capital Markets PLC
5.250%, 11/07/2013	80,000	83,249
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	290,000	372,606
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	48,467
Chevron Corp.
4.950%, 03/03/2019	90,000	107,286
ConocoPhillips
5.750%, 02/01/2019	100,000	122,901
DCP Midstream LLC
9.700%, 12/01/2013 (S)	90,000	96,953
9.750%, 03/15/2019 (S)	95,000	125,582
Devon Financing Corp. ULC
7.875%, 09/30/2031	170,000	246,719
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	169,140
Encana Corp.
6.500%, 08/15/2034	270,000	330,764
Energy Transfer Partners LP
6.500%, 02/01/2042	50,000	61,050
6.700%, 07/01/2018	250,000	301,114
Ensco PLC
4.700%, 03/15/2021	360,000	404,738
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	299,619
6.875%, 03/01/2033	130,000	162,777
9.750%, 01/31/2014	60,000	65,646
EOG Resources, Inc.
4.100%, 02/01/2021	300,000	341,731
Halliburton Company
6.150%, 09/15/2019	360,000	452,976
Hess Corp.
8.125%, 02/15/2019	280,000	368,250
Kinder Morgan Energy Partners LP
5.625%, 02/15/2015	120,000	131,477
6.375%, 03/01/2041	60,000	74,043
6.500%, 09/01/2039	180,000	220,643
9.000%, 02/01/2019	60,000	80,815
Magellan Midstream Partners LP
6.550%, 07/15/2019	180,000	222,348
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	138,721
Nexen, Inc.
6.200%, 07/30/2019	120,000	147,253
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	58,363
7.375%, 03/15/2014	290,000	311,624
Occidental Petroleum Corp.
4.100%, 02/01/2021	300,000	342,685
ONEOK Partners LP
6.650%, 10/01/2036	268,000	331,493
Pemex Project Funding Master Trust
6.625%, 06/15/2035	230,000	292,100
7.375%, 12/15/2014	260,000	291,850
Petro-Canada
5.950%, 05/15/2035	235,000	288,679
6.050%, 05/15/2018	125,000	151,958

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Petrobras International Finance Company
5.375%, 01/27/2021	$ 400,000	$449,910
6.750%, 01/27/2041	80,000	101,095
8.375%, 12/10/2018	90,000	114,137
Petroleos Mexicanos
5.500%, 01/21/2021	320,000	373,920
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	81,566
Shell International Finance BV
6.375%, 12/15/2038	90,000	126,094
Southern Natural Gas Company
4.400%, 06/15/2021	250,000	277,005
Statoil ASA
1.800%, 11/23/2016	580,000	596,217
Talisman Energy, Inc.
3.750%, 02/01/2021	60,000	64,319
6.250%, 02/01/2038	110,000	131,425
7.750%, 06/01/2019	150,000	193,191
The Williams Companies, Inc.
7.875%, 09/01/2021	190,000	244,560
Tosco Corp.
8.125%, 02/15/2030	383,000	566,812
Total Capital SA
3.125%, 10/02/2015	40,000	42,571
4.125%, 01/28/2021	40,000	45,280
4.250%, 12/15/2021	60,000	68,981
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	405,000	509,994
Valero Energy Corp.
6.125%, 06/15/2017	345,000	410,909
7.500%, 04/15/2032	270,000	345,672
Weatherford International, Ltd.
5.500%, 02/15/2016	340,000	374,430
6.000%, 03/15/2018	185,000	211,298
Williams Partners LP
5.250%, 03/15/2020	400,000	460,388
		13,735,304
Financials - 7.2%
AEGON Funding Company LLC
5.750%, 12/15/2020	165,000	191,436
African Development Bank
6.875%, 10/15/2015	145,000	166,027
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	325,000	383,895
American Express Company
2.650%, 12/02/2022 (S)	345,000	343,210
American Express Credit Corp.
7.300%, 08/20/2013	100,000	104,296
American International Group, Inc.
5.450%, 05/18/2017	120,000	137,778
6.250%, 05/01/2036	430,000	551,715
Asian Development Bank
5.593%, 07/16/2018	590,000	724,060
Banco Bradesco SA
4.125%, 05/16/2016 (S)	200,000	210,900
Bank of America Corp.
5.000%, 05/13/2021	320,000	364,974
5.875%, 01/05/2021	350,000	418,664
6.500%, 08/01/2016	80,000	92,357
Bank of Nova Scotia
2.900%, 03/29/2016	580,000	614,571
Barclays Bank PLC
5.200%, 07/10/2014	170,000	180,883

The accompanying notes are an integral part of the financial statements.	78
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
BB&T Corp.
5.200%, 12/23/2015	$ 335,000	$373,447
5.700%, 04/30/2014	300,000	319,741
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	68,774
5.400%, 05/15/2018	105,000	126,254
Berkshire Hathaway, Inc.
3.200%, 02/11/2015	120,000	126,326
BNP Paribas
3.250%, 03/11/2015	600,000	626,169
Boston Properties LP
4.125%, 05/15/2021	300,000	325,726
BRE Properties, Inc.
5.200%, 03/15/2021	60,000	67,623
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	50,000	52,315
Capital One Bank USA NA
8.800%, 07/15/2019	300,000	405,930
Capital One Financial Corp.
7.375%, 05/23/2014	110,000	119,661
Chubb Corp.
5.750%, 05/15/2018	275,000	337,848
Citigroup, Inc.
5.875%, 02/22/2033 to 05/29/2037	530,000	604,693
8.500%, 05/22/2019	277,000	372,193
CNA Financial Corp.
7.350%, 11/15/2019	280,000	350,913
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA
4.500%, 01/11/2021	500,000	561,456
Credit Suisse New York
5.500%, 05/01/2014	750,000	797,995
Credit Suisse USA, Inc.
4.875%, 01/15/2015	475,000	511,915
Deutsche Bank AG
3.250%, 01/11/2016	500,000	528,978
3.875%, 08/18/2014	560,000	587,826
4.875%, 05/20/2013	110,000	111,910
Discover Financial Services
5.200%, 04/27/2022	120,000	136,502
European Bank For Reconstruction &
Development
1.625%, 09/03/2015	70,000	71,992
European Investment Bank
2.375%, 03/14/2014	210,000	214,962
2.875%, 09/15/2020	200,000	216,059
4.625%, 05/15/2014 to 10/20/2015	1,894,000	2,028,454
4.875%, 01/17/2017	200,000	232,091
Fifth Third Bancorp
3.625%, 01/25/2016	250,000	267,044
5.450%, 01/15/2017	300,000	336,027
First Horizon National Corp.
5.375%, 12/15/2015	320,000	349,784
General Electric Capital Corp.
6.000%, 08/07/2019	250,000	303,903
6.750%, 03/15/2032	230,000	298,040
6.875%, 01/10/2039	585,000	793,080
Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	170,000	195,077
HCP, Inc.
5.375%, 02/01/2021	250,000	284,424
Health Care REIT, Inc.
4.950%, 01/15/2021	320,000	349,667

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Hospitality Properties Trust
7.875%, 08/15/2014	$ 280,000	$298,906
HSBC Holdings PLC
6.500%, 09/15/2037	660,000	821,689
ING Bank NV
3.000%, 09/01/2015 (S)	450,000	465,219
International American Development Bank
2.250%, 07/15/2015	830,000	869,491
7.000%, 06/15/2025	325,000	473,916
International Bank for Reconstruction &
Development
8.625%, 10/15/2016	100,000	128,541
International Finance Corp.
3.000%, 04/22/2014	610,000	631,429
Jefferies Group, Inc.
5.125%, 04/13/2018	330,000	346,500
JPMorgan Chase & Company
1.100%, 10/15/2015	290,000	289,967
4.350%, 08/15/2021	710,000	793,142
4.750%, 05/01/2013	125,000	126,805
6.400%, 05/15/2038	125,000	167,107
Kemper Corp.
6.000%, 11/30/2015	120,000	129,416
KeyCorp
5.100%, 03/24/2021	250,000	290,973
6.500%, 05/14/2013	125,000	127,683
Kimco Realty Corp.
6.875%, 10/01/2019	60,000	74,056
Kreditanstalt fuer Wiederaufbau
4.375%, 03/15/2018	360,000	418,990
5.125%, 03/14/2016	780,000	890,992
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	87,937
Lincoln National Corp.
7.000%, 06/15/2040	150,000	194,716
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018 to 11/15/2018	397,000	480,623
7.750%, 05/14/2038	480,000	623,311
MetLife, Inc.
6.750%, 06/01/2016	150,000	177,608
6.817%, 08/15/2018	190,000	239,264
Moody’s Corp.
5.500%, 09/01/2020	60,000	66,848
Morgan Stanley
5.950%, 12/28/2017	435,000	492,424
6.625%, 04/01/2018	503,000	592,609
7.300%, 05/13/2019	110,000	133,576
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	180,000	265,978
Nomura Holdings, Inc.
4.125%, 01/19/2016	110,000	114,788
Northern Trust Corp.
3.450%, 11/04/2020	300,000	323,263
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	295,000	331,414
PartnerRe Finance A LLC
6.875%, 06/01/2018	250,000	303,418
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	66,901
Plum Creek Timberlands LP
4.700%, 03/15/2021	150,000	166,566

The accompanying notes are an integral part of the financial statements.	79
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
PNC Funding Corp.
4.250%, 09/21/2015	$ 40,000	$43,595
5.625%, 02/01/2017	310,000	357,815
6.700%, 06/10/2019	310,000	395,208
ProLogis LP
5.625%, 11/15/2016	185,000	208,696
Prudential Financial, Inc.
3.875%, 01/14/2015	140,000	148,117
4.750%, 04/01/2014 to 09/17/2015	395,000	427,739
5.375%, 06/21/2020	280,000	327,041
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	55,001
Royal Bank of Canada
2.100%, 07/29/2013	160,000	161,453
Senior Housing Properties Trust
4.300%, 01/15/2016	110,000	114,021
Simon Property Group LP
5.650%, 02/01/2020	330,000	395,674
5.875%, 03/01/2017	205,000	242,646
SLM Corp.
7.250%, 01/25/2022	50,000	55,125
8.000%, 03/25/2020	390,000	445,575
SunTrust Banks, Inc.
6.000%, 09/11/2017	435,000	513,835
The Allstate Corp.
5.950%, 04/01/2036	335,000	430,668
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	150,000	157,147
The Bear Stearns Companies LLC
7.250%, 02/01/2018	710,000	889,348
The Goldman Sachs Group, Inc.
5.500%, 11/15/2014	630,000	679,227
6.125%, 02/15/2033	375,000	437,931
6.150%, 04/01/2018	735,000	863,139
7.500%, 02/15/2019	240,000	301,766
The Travelers Companies, Inc.
5.900%, 06/02/2019	310,000	383,483
6.250%, 06/20/2016	190,000	223,306
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	69,742
U.S. Bank NA (3.778% to 04/29/2015 then
3 month LIBOR + 2.003%)
04/29/2015	230,000	243,843
UBS AG
5.750%, 04/25/2018	185,000	219,539
Union Bank NA
5.950%, 05/11/2016	250,000	284,735
US Bancorp
2.450%, 07/27/2015	280,000	292,632
Ventas Realty LP
3.125%, 11/30/2015	150,000	158,122
4.750%, 06/01/2021	60,000	65,552
Vornado Realty LP
4.250%, 04/01/2015	290,000	306,514
Wells Fargo & Company
5.000%, 11/15/2014	105,000	112,643
5.625%, 12/11/2017	185,000	220,573
Westpac Banking Corp.
3.000%, 12/09/2015	450,000	477,241
Willis North America, Inc.
7.000%, 09/29/2019	50,000	58,878

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	$ 105,000	$118,502
		40,831,703
Health Care - 1.4%
Aetna, Inc.
3.950%, 09/01/2020	290,000	315,766
6.000%, 06/15/2016	105,000	121,812
Amgen, Inc.
5.150%, 11/15/2041	100,000	112,203
5.700%, 02/01/2019	50,000	60,410
5.750%, 03/15/2040	40,000	48,564
AstraZeneca PLC
5.900%, 09/15/2017	340,000	412,969
Baxter International, Inc.
5.900%, 09/01/2016	315,000	371,293
Becton, Dickinson and Company
3.250%, 11/12/2020	300,000	321,716
Bristol-Myers Squibb Company
6.800%, 11/15/2026	195,000	274,727
Cigna Corp.
4.000%, 02/15/2022	280,000	305,761
Covidien International Finance SA
6.000%, 10/15/2017	360,000	435,905
Eli Lilly & Company
7.125%, 06/01/2025	250,000	353,641
Express Scripts, Inc.
6.250%, 06/15/2014	150,000	161,532
Gilead Sciences, Inc.
4.500%, 04/01/2021	330,000	376,773
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	105,000	110,196
6.375%, 05/15/2038	210,000	289,309
Howard Hughes Medical Institute
3.450%, 09/01/2014	310,000	325,632
Johnson & Johnson
2.150%, 05/15/2016	320,000	334,277
5.850%, 07/15/2038	285,000	389,555
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	280,000	311,456
Life Technologies Corp.
5.000%, 01/15/2021	310,000	349,016
McKesson Corp.
4.750%, 03/01/2021	150,000	174,051
Medtronic, Inc.
5.600%, 03/15/2019	165,000	199,898
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	95,542
Pharmacia Corp.
6.500%, 12/01/2018	335,000	429,317
Quest Diagnostics, Inc.
5.450%, 11/01/2015	30,000	33,309
St. Jude Medical, Inc.
4.875%, 07/15/2019	170,000	193,537
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	51,763
4.875%, 03/15/2015	12,000	13,077
5.800%, 03/15/2036	300,000	361,001
WellPoint, Inc.
6.375%, 06/15/2037	345,000	430,029
		7,764,037

The accompanying notes are an integral part of the financial statements.	80
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials - 1.5%
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	$ 250,000	$287,953
7.000%, 02/01/2014	390,000	416,328
Canadian Pacific Railway Company
4.450%, 03/15/2023	300,000	332,128
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	380,000	405,136
Caterpillar, Inc.
7.900%, 12/15/2018	95,000	128,812
CSX Corp.
3.700%, 10/30/2020	270,000	291,694
6.250%, 04/01/2015	415,000	464,670
7.375%, 02/01/2019	105,000	133,422
Emerson Electric Company
4.875%, 10/15/2019	250,000	299,052
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	60,000	68,552
FedEx Corp.
3.875%, 08/01/2042	420,000	409,295
8.000%, 01/15/2019	50,000	65,804
Fluor Corp.
3.375%, 09/15/2021	320,000	338,934
GATX Corp.
4.750%, 05/15/2015	170,000	181,631
Honeywell International, Inc.
3.875%, 02/15/2014	310,000	321,809
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	340,000	415,012
Koninklijke Philips Electronics NV
6.875%, 03/11/2038	250,000	337,378
L-3 Communications Corp.
4.750%, 07/15/2020	150,000	167,046
Norfolk Southern Corp.
4.837%, 10/01/2041	240,000	266,954
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	159,794
Pitney Bowes, Inc.
6.250%, 03/15/2019	180,000	193,879
Snap-On, Inc.
6.125%, 09/01/2021	310,000	376,794
The Boeing Company
8.750%, 09/15/2031	90,000	140,422
Tyco Electronics Group SA
6.550%, 10/01/2017	500,000	599,356
Union Pacific Corp.
4.000%, 02/01/2021	280,000	313,588
6.625%, 02/01/2029	285,000	384,373
United Technologies Corp.
5.375%, 12/15/2017	100,000	118,819
6.125%, 02/01/2019	245,000	305,102
Waste Management, Inc.
6.125%, 11/30/2039	50,000	63,124
7.375%, 03/11/2019	315,000	400,250
		8,387,111
Information Technology - 1.0%
Cisco Systems, Inc.
3.150%, 03/14/2017	60,000	65,150
5.900%, 02/15/2039	80,000	103,823
Dell, Inc.
4.700%, 04/15/2013	130,000	131,524
5.875%, 06/15/2019	150,000	172,837
eBay, Inc.
3.250%, 10/15/2020	250,000	269,392

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
Google, Inc.
3.625%, 05/19/2021	$ 320,000	$355,745
Hewlett-Packard Company
2.125%, 09/13/2015	290,000	289,777
3.750%, 12/01/2020	300,000	290,395
4.750%, 06/02/2014	340,000	354,417
IBM Corp.
2.000%, 01/05/2016	330,000	340,899
4.000%, 06/20/2042	210,000	221,516
5.600%, 11/30/2039	21,000	26,986
6.500%, 10/15/2013	140,000	146,811
Intel Corp.
2.700%, 12/15/2022	690,000	688,199
Microsoft Corp.
2.950%, 06/01/2014	410,000	425,104
Motorola Solutions, Inc.
6.000%, 11/15/2017	170,000	199,534
Oracle Corp.
5.750%, 04/15/2018	435,000	529,199
SAIC, Inc.
4.450%, 12/01/2020	300,000	324,667
The Western Union Company
3.650%, 08/22/2018	100,000	102,177
Xerox Corp.
6.750%, 12/15/2039	60,000	71,497
XLIT, Ltd.
5.750%, 10/01/2021	310,000	367,784
		5,477,433
Materials - 1.2%
Agrium, Inc.
6.750%, 01/15/2019	350,000	434,372
Alcoa, Inc.
6.750%, 07/15/2018	345,000	393,986
ArcelorMittal
5.375%, 06/01/2013	155,000	156,558
6.125%, 06/01/2018	70,000	70,919
7.250%, 03/01/2041	190,000	175,844
Barrick North America Finance LLC
4.400%, 05/30/2021	250,000	273,888
BHP Billiton Finance USA, Ltd.
6.500%, 04/01/2019	300,000	382,305
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021 (L)	330,000	327,436
CRH America, Inc.
8.125%, 07/15/2018	220,000	265,565
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	197,540
Newmont Mining Corp.
4.875%, 03/15/2042	270,000	277,255
POSCO
4.250%, 10/28/2020 (S)	100,000	106,497
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	150,000	181,755
PPG Industries, Inc.
3.600%, 11/15/2020	300,000	323,206
Praxair, Inc.
2.450%, 02/15/2022	240,000	240,954
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	100,000	125,948
Rio Tinto Finance USA PLC
4.750%, 03/22/2042	270,000	297,606
Rio Tinto Finance USA, Ltd.
5.200%, 11/02/2040	250,000	292,935

The accompanying notes are an integral part of the financial statements.	81
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Rio Tinto Finance USA, Ltd. (continued)
6.500%, 07/15/2018	$ 70,000	$87,335
Teck Resources, Ltd.
4.500%, 01/15/2021	70,000	76,090
6.250%, 07/15/2041	270,000	316,725
The Dow Chemical Company
4.375%, 11/15/2042	590,000	584,335
5.700%, 05/15/2018	170,000	202,100
5.900%, 02/15/2015	240,000	264,759
9.400%, 05/15/2039	130,000	213,510
Vale Overseas, Ltd.
6.875%, 11/10/2039	350,000	437,693
		6,707,116
Telecommunication Services - 1.1%
America Movil SAB de CV
5.000%, 03/30/2020	61,000	70,910
American Tower Corp.
4.500%, 01/15/2018	310,000	339,703
Ameritech Capital Funding Corp.
6.875%, 10/15/2027	60,000	73,117
AT&T, Inc.
3.000%, 02/15/2022	500,000	519,432
4.300%, 12/15/2042 (S)	20,000	20,023
5.625%, 06/15/2016	480,000	550,796
6.300%, 01/15/2038	400,000	511,528
BellSouth Corp.
6.875%, 10/15/2031	200,000	248,318
British Telecommunications PLC
9.625%, 12/15/2030	190,000	301,250
CenturyLink, Inc.
7.600%, 09/15/2039	50,000	51,786
7.650%, 03/15/2042	270,000	281,540
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	146,000	218,307
Telecom Italia Capital SA
7.721%, 06/04/2038	310,000	335,575
Telefonica Emisiones SAU
7.045%, 06/20/2036	230,000	248,400
Telefonica Europe BV
8.250%, 09/15/2030	350,000	414,313
Verizon Communications, Inc.
4.600%, 04/01/2021	650,000	757,953
6.900%, 04/15/2038	190,000	269,687
Verizon Wireless Capital LLC
7.375%, 11/15/2013	100,000	105,695
8.500%, 11/15/2018	250,000	343,791
Vodafone Group PLC
4.375%, 03/16/2021	110,000	127,149
5.375%, 01/30/2015	190,000	207,835
5.450%, 06/10/2019	320,000	388,727
		6,385,835
Utilities - 1.6%
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	246,000	279,496
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	295,000	385,137
Constellation Energy Group, Inc.
5.150%, 12/01/2020	310,000	354,040
Dominion Resources, Inc.
5.200v%, 08/15/2019	110,000	130,661

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
DTE Energy Company
6.350%, 06/01/2016	$ 230,000	$267,172
Duke Energy Carolinas LLC
6.000%, 01/15/2038	200,000	255,320
7.000%, 11/15/2018	290,000	379,361
Entergy Corp.
5.125%, 09/15/2020	310,000	335,889
Entergy Texas, Inc.
7.125%, 02/01/2019	50,000	62,770
Exelon Generation Company LLC
6.250%, 10/01/2039	160,000	185,567
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	60,000	68,605
Florida Power & Light Company
5.650%, 02/01/2037	290,000	366,501
Georgia Power Company
5.950%, 02/01/2039	335,000	426,539
Hydro Quebec
8.400%, 01/15/2022	250,000	358,343
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	226,538
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/2015	295,000	351,959
NiSource Finance Corp.
6.800%, 01/15/2019	380,000	465,965
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	188,000	254,059
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	65,704
6.050%, 03/01/2034	260,000	334,155
6.250%, 12/01/2013	135,000	141,830
PacifiCorp
6.000%, 01/15/2039	335,000	443,218
Peco Energy Company
5.000%, 10/01/2014	300,000	322,319
Pennsylvania Electric Company
5.200%, 04/01/2020	300,000	345,626
PPL WEM Holdings PLC
5.375%, 05/01/2021 (S)	60,000	67,418
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	339,654
7.050%, 03/15/2019	50,000	62,793
Public Service Electric & Gas Company
6.330%, 11/01/2013	120,000	125,730
San Diego Gas & Electric Company
6.125%, 09/15/2037	202,000	277,085
Southern California Edison Company
5.350%, 07/15/2035	130,000	158,244
Southern Company
2.375%, 09/15/2015	500,000	520,663
Southwestern Public Service Company
8.750%, 12/01/2018	255,000	345,848
Virginia Electric and Power Company
3.450%, 09/01/2022	50,000	54,009
8.875%, 11/15/2038	190,000	322,999
Wisconsin Electric Power Company
6.000%, 04/01/2014	260,000	277,544
		9,358,761
TOTAL CORPORATE BONDS (Cost $105,003,177)	$ 119,645,692

MUNICIPAL BONDS - 0.8%
Bay Area Toll Authority (California)
6.907%, 10/01/2050	50,000	71,176

The accompanying notes are an integral part of the financial statements.	82
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)
Illinois State Toll Highway Authority
6.184%, 01/01/2034	$ 150,000	$185,961
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	79,987
Metropolitan Washington Airports Authority
(District of Columbia)
7.462%, 10/01/2046	40,000	48,098
New Jersey State Turnpike Authority
7.102%, 01/01/2041	90,000	127,625
New York State Dormitory Authority
5.628%, 03/15/2039	340,000	413,222
New York State Urban Development Corp.
5.770%, 03/15/2039	300,000	361,059
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	69,014
State of California
7.300%, 10/01/2039	400,000	554,292
7.500%, 04/01/2034	80,000	110,968
State of Illinois
5.100%, 06/01/2033	115,000	113,464
7.350%, 07/01/2035	280,000	339,699
State of Texas
5.517%, 04/01/2039	260,000	337,852
State of Utah
3.539%, 07/01/2025	390,000	416,395
4.554%, 07/01/2024	260,000	305,643
State of Washington
5.481%, 08/01/2039	260,000	325,138
Texas Transportation Commission
5.178%, 04/01/2030	310,000	373,773
University of California
5.770%, 05/15/2043	320,000	391,658
TOTAL MUNICIPAL BONDS (Cost $3,853,466)	$ 4,625,024

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.6%
Commercial & Residential - 2.6%
Banc of America Commercial Mortgage, Inc.
Series 2006-5, Class A3,
5.390%, 09/10/2047	880,000	933,008
Series 2006-1, Class AM,
5.421%, 09/10/2045 (P)	200,000	218,389
Series 2006-4, Class A4,
5.634%, 07/10/2046	790,000	903,686
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3, Class A4,
4.715%, 02/11/2041	500,000	515,263
Series 2005-T20, Class A3,
5.149%, 10/12/2042 (P)	336,191	341,454
Series 2006-PW11, Class AM,
5.452%, 03/11/2039 (P)	200,000	219,304
Series 2006-PW12, Class A4,
5.712%, 09/11/2038 (P)	935,000	1,070,200
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2006-CD2, Class A4,
5.304%, 01/15/2046 (P)	170,000	190,384
Series 2006-CD2, Class AM,
5.351%, 01/15/2046 (P)	200,000	218,457
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3, Class A3
4.645%, 07/15/2037	207,179	215,584

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class A3
4.578%, 06/10/2048	$ 560,204	$569,543
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2004-CB8, Class A4,
4.404%, 01/12/2039	400,000	414,126
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	150,000	162,865
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	681,604	695,745
Series 2005-LDP5, Class A4,
5.200%, 12/15/2044 (P)	1,695,000	1,889,137
Series 2005-CB13, Class A3A1,
5.292%, 01/12/2043 (P)	80,000	80,169
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	485,000	544,780
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	205,000	212,982
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.886%, 07/15/2044 (P)	180,000	211,802
Merrill Lynch Mortgage Trust
Series 2006-C1, Class AM,
5.684%, 05/12/2039 (P)	800,000	897,091
Series 2008-C1, Class A4,
5.690%, 02/12/2051	900,000	1,064,845
Morgan Stanley Capital I
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	190,000	227,915
Series 2007-T27, Class A4,
5.651%, 06/11/2042 (P)	630,000	745,849
Series 2006-T23, Class A2,
5.749%, 08/12/2041 (P)	168,066	168,988
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493%, 02/11/2036	192,872	192,832
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A4,
5.083%, 03/15/2042 (P)	1,050,000	1,135,985
Series 2004-C11, Class A5,
5.215%, 01/15/2041 (P)	500,000	525,868
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,919,353)	$ 14,566,251

ASSET BACKED SECURITIES - 0.2%
Chase Issuance Trust, Series 2008-A4,
Class A4 4.650%, 03/15/2015	485,000	489,313
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A6
6.620%, 03/01/2016	250,000	272,127
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	45,002	45,045
Volkswagen Auto Loan
Enhanced Trust 0.850%, 08/22/2016	380,000	382,214
TOTAL ASSET BACKED SECURITIES (Cost $1,230,446)	$ 1,188,699

The accompanying notes are an integral part of the financial statements.	83
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL - 1.7%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	960,843	9,615,538
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,615,242)		$ 9,615,538

SHORT-TERM INVESTMENTS - 6.3%
Money Market Funds - 6.3%
State Street Institutional Liquid Reserves
Fund, 0.1749% (Y)	737,051	737,051
State Street Institutional U.S. Government
Money Market Fund, 0.0416% (Y)	35,077,243	35,077,243
		35,814,294
TOTAL SHORT-TERM INVESTMENTS (Cost $35,814,294)		$ 35,814,294
Total Investments (Total Bond Market Trust B)
(Cost $568,034,205) - 107.1%		$ 609,766,708
Other assets and liabilities, net - (7.1%)		(40,358,114)
TOTAL NET ASSETS - 100.0%		$ 569,408,594

Total Stock Market Index Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.6%
Consumer Discretionary - 12.7%
Auto Components - 0.4%
Allison Transmission Holdings, Inc. (L)	4,234	$86,458
American Axle &
Manufacturing Holdings, Inc. (I)	1,888	21,146
Autoliv, Inc.	2,223	149,808
BorgWarner, Inc. (I)(L)	2,665	190,867
Cooper Tire & Rubber Company	1,356	34,388
Dana Holding Corp.	3,498	54,604
Dorman Products, Inc. (L)	912	32,230
Drew Industries, Inc.	570	18,383
Exide Technologies (I)	2,107	7,206
Federal-Mogul Corp. (I)	2,412	19,344
Fuel Systems Solutions, Inc. (I)(L)	460	6,762
Gentex Corp. (L)	3,389	63,781
Gentherm, Inc. (I)	736	9,789
Icahn Enterprises LP	1,956	87,433
Johnson Controls, Inc.	15,751	483,556
Lear Corp.	2,226	104,266
Modine Manufacturing Company (I)	1,531	12,447
Motorcar Parts of America, Inc. (I)	567	3,725
Shiloh Industries, Inc.	268	2,760
Standard Motor Products, Inc.	572	12,710
Stoneridge, Inc. (I)	1,284	6,574
Strattec Security Corp.	167	4,310
Tenneco, Inc. (I)	1,435	50,383
The Goodyear Tire & Rubber Company (I)	5,479	75,665
Tower International, Inc. (I)	847	6,818
TRW Automotive Holdings Corp. (I)	2,797	149,947
UQM Technologies, Inc. (I)	2,453	1,864
Visteon Corp. (I)	1,239	66,683
		1,763,907
Automobiles - 0.6%
Ford Motor Company	87,637	1,134,899
General Motors Company (I)	36,052	1,039,379

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
Harley-Davidson, Inc.	5,223	$255,091
Tesla Motors, Inc. (I)(L)	2,474	83,794
Thor Industries, Inc.	1,235	46,226
Winnebago Industries, Inc. (I)(L)	135	2,313
		2,561,702
Distributors - 0.1%
Core-Mark Holding Company, Inc.	337	15,957
Educational Development Corp.	1,013	3,860
Genuine Parts Company (L)	3,600	228,888
LKQ Corp. (I)	6,796	143,396
Pool Corp.	1,076	45,536
VOXX International Corp. (I)	569	3,829
Weyco Group, Inc.	372	8,690
		450,156
Diversified Consumer Services - 0.2%
American Public Education, Inc. (I)	453	16,358
Apollo Group, Inc., Class A (I)	2,593	54,246
Ascent Capital Group, Inc., Class A (I)	363	22,484
Bridgepoint Education, Inc. (I)	1,143	11,773
Capella Education Company (I)	323	9,118
Career Education Corp. (I)	1,814	6,385
Carriage Services, Inc.	634	7,526
Coinstar, Inc. (I)(L)	754	39,216
Collectors Universe, Inc.	520	5,216
Corinthian Colleges, Inc. (I)(L)	2,076	5,065
DeVry, Inc.	1,447	34,337
Education Management Corp. (I)	3,020	13,228
Grand Canyon Education, Inc. (I)	1,133	26,592
H&R Block, Inc.	6,192	114,985
Hillenbrand, Inc.	1,394	31,518
ITT Educational Services, Inc. (I)	608	10,524
K12, Inc. (I)(L)	824	16,843
Learning Tree International, Inc. (I)	519	2,829
Lifelock, Inc. (I)	1,507	12,252
Lincoln Educational Services Corp.	678	3,790
Matthews International Corp., Class A	631	20,255
Regis Corp. (L)	1,321	22,351
School Specialty, Inc. (I)(L)	600	570
Service Corp. International	4,780	66,012
Sotheby’s (L)	1,604	53,926
Steiner Leisure, Ltd. (I)	379	18,264
Stewart Enterprises, Inc., Class A (L)	2,374	18,137
Stonemor Partners LP	631	13,144
Strayer Education, Inc.	266	14,941
Universal Technical Institute, Inc.	601	6,034
Weight Watchers International, Inc. (L)	1,290	67,544
		745,463
Hotels, Restaurants & Leisure - 2.1%
AFC Enterprises, Inc. (I)	121	3,162
Ambassadors Group, Inc.	714	3,042
Ameristar Casinos, Inc.	831	21,805
Bally Technologies, Inc. (I)	884	39,524
Biglari Holdings, Inc. (I)	46	17,941
BJ’s Restaurants, Inc. (I)(L)	673	22,142
Bloomin’ Brands, Inc. (I)	2,674	41,821
Bluegreen Corp. (I)	986	9,249
Bob Evans Farms, Inc.	748	30,070
Boyd Gaming Corp. (I)(L)	2,162	14,356
Bravo Brio Restaurant Group, Inc. (I)	563	7,561
Brinker International, Inc.	1,629	50,483
Buffalo Wild Wings, Inc. (I)(L)	443	32,259

The accompanying notes are an integral part of the financial statements.	84
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Corp. (I)(L)	2,966	$20,525
Caribou Coffee Company, Inc. (I)	570	9,228
Carnival Corp.	13,807	507,683
Carrols Restaurant Group, Inc. (I)	1,012	6,052
CEC Entertainment, Inc.	416	13,807
Cedar Fair LP	1,308	43,753
Chipotle Mexican Grill, Inc. (I)	725	215,659
Choice Hotels International, Inc. (L)	1,424	47,875
Churchill Downs, Inc.	397	26,381
Chuy’s Holdings, Inc. (I)	174	3,887
Cracker Barrel Old Country Store, Inc.	552	35,472
Darden Restaurants, Inc.	2,975	134,083
Del Frisco’s Restaurant Group, Inc. (I)	262	4,085
Denny’s Corp. (I)	2,764	13,488
DineEquity, Inc. (I)	453	30,351
Domino’s Pizza, Inc.	1,357	59,097
Dover Downs Gaming & Entertainment, Inc.	2,511	5,524
Dunkin’ Brands Group, Inc.	2,413	80,063
Einstein Noah Restaurant Group, Inc.	496	6,056
Famous Dave’s of America, Inc. (I)	354	3,253
Fiesta Restaurant Group, Inc. (I)	48	735
Frisch’s Restaurants, Inc.	300	5,550
Hyatt Hotels Corp., Class A (I)	3,785	145,987
Ignite Restaurant Group, Inc. (I)	320	4,160
International Game Technology	6,105	86,508
International Speedway Corp., Class A	1,141	31,514
Interval Leisure Group, Inc.	1,455	28,212
Isle of Capri Casinos, Inc. (I)	996	5,578
Jack in the Box, Inc. (I)	1,138	32,547
Jamba, Inc. (I)(L)	2,705	6,059
Krispy Kreme Doughnuts, Inc. (I)	1,678	15,740
Las Vegas Sands Corp.	18,921	873,393
Life Time Fitness, Inc. (I)	1,011	49,751
Luby’s, Inc. (I)	958	6,409
Marcus Corp.	655	8,168
Marriott International, Inc., Class A	7,459	277,997
Marriott Vacations Worldwide Corp. (I)	845	35,211
McDonald’s Corp.	23,197	2,046,207
MGM Resorts International (I)	11,228	130,694
MTR Gaming Group, Inc. (I)	755	3,148
Multimedia Games Holding Company, Inc. (I)	748	11,003
Orient-Express Hotels, Ltd., Class A (I)	3,043	35,573
Panera Bread Company, Class A (I)	679	107,846
Papa John’s International, Inc. (I)	556	30,547
Penn National Gaming, Inc. (I)(L)	1,750	85,943
Pinnacle Entertainment, Inc. (I)	1,136	17,983
Rick’s Cabaret International, Inc. (I)	508	4,089
Royal Caribbean Cruises, Ltd.	4,979	169,286
Ruby Tuesday, Inc. (I)	1,530	12,026
Ruth’s Hospitality Group, Inc. (I)	855	6,216
Scientific Games Corp., Class A (I)	2,110	18,294
SHFL Entertainment, Inc. (I)	1,236	17,922
Six Flags Entertainment Corp.	1,223	74,848
Sonic Corp. (I)	1,609	16,750
Speedway Motorsports, Inc.	1,119	19,963
Starbucks Corp.	17,469	936,688
Starwood Hotels & Resorts Worldwide, Inc.	4,568	262,020
Texas Roadhouse, Inc.	1,780	29,904
The Cheesecake Factory, Inc. (L)	1,261	41,260
The Wendy’s Company (L)	9,313	43,771
Town Sports International Holdings, Inc.	871	9,276
Vail Resorts, Inc. (L)	847	45,814
WMS Industries, Inc. (I)(L)	1,032	18,060

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.	3,275	$174,263
Wynn Resorts, Ltd.	2,318	260,752
Yum! Brands, Inc.	10,484	696,138
		8,499,540
Household Durables - 0.5%
American Greetings Corp., Class A (L)	470	7,938
Bassett Furniture Industries, Inc.	559	6,971
Beazer Homes USA, Inc. (I)	590	9,965
Blyth, Inc. (L)	424	6,593
Cavco Industries, Inc. (I)(L)	228	11,395
CSS Industries, Inc.	310	6,786
D.R. Horton, Inc. (L)	7,276	143,919
Ethan Allen Interiors, Inc. (L)	771	19,822
Furniture Brands International, Inc. (I)(L)	1,851	1,962
Harman International Industries, Inc.	1,513	67,540
Helen of Troy, Ltd. (I)	744	24,842
Hovnanian Enterprises, Inc., Class A (I)(L)	3,216	22,512
iRobot Corp. (I)	671	12,575
Jarden Corp.	1,835	94,870
KB Home	1,721	27,192
Kid Brands, Inc. (I)	1,087	1,685
La-Z-Boy, Inc.	1,265	17,900
Leggett & Platt, Inc. (L)	3,208	87,322
Lennar Corp., Class A (L)	4,346	168,060
Libbey, Inc. (I)	573	11,088
Lifetime Brands, Inc.	530	5,623
M/I Homes, Inc. (I)	534	14,151
MDC Holdings, Inc. (L)	1,172	43,083
Meritage Homes Corp. (I)	836	31,225
Mohawk Industries, Inc. (I)	1,607	145,385
NACCO Industries, Inc., Class A	208	12,624
Newell Rubbermaid, Inc.	6,596	146,893
NVR, Inc. (I)	111	102,120
PulteGroup, Inc. (I)(L)	8,796	159,735
Sealy Corp. (I)(L)	2,921	6,339
Skullcandy, Inc. (I)	724	5,640
Standard Pacific Corp. (I)(L)	4,893	35,964
Tempur-Pedic International, Inc. (I)	1,334	42,008
The Ryland Group, Inc. (L)	1,096	40,004
Toll Brothers, Inc. (I)	3,880	125,440
Tupperware Brands Corp.	1,244	79,740
Universal Electronics, Inc. (I)	417	8,069
Whirlpool Corp.	1,784	181,522
		1,936,502
Internet & Catalog Retail - 1.1%
1-800-Flowers.com, Inc., Class A (I)	2,046	7,509
Amazon.com, Inc. (I)	10,392	2,609,847
Blue Nile, Inc. (I)	298	11,473
CafePress, Inc. (I)	462	2,666
Expedia, Inc. (L)	3,102	190,618
Gaiam, Inc., Class A (I)	955	3,018
Groupon, Inc. (I)(L)	15,040	73,395
HomeAway, Inc. (I)	1,918	42,196
HSN, Inc.	1,254	69,070
Kayak Software Corp. (I)	737	29,274
Liberty Interactive Corp., Series A (I)	12,781	251,530
Liberty Ventures, Series A (I)	558	37,810
Netflix, Inc. (I)(L)	1,263	117,181
Nutrisystem, Inc. (L)	805	6,593
Orbitz Worldwide, Inc. (I)	2,566	6,980
Overstock.com, Inc. (I)	201	2,876
PetMed Express, Inc.	711	7,892

The accompanying notes are an integral part of the financial statements.	85
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
priceline.com, Inc. (I)	1,146	$711,895
Shutterfly, Inc. (I)(L)	874	26,106
TripAdvisor, Inc. (I)(L)	2,993	125,586
US Auto Parts Network, Inc. (I)	1,067	1,953
ValueVision Media, Inc. (I)	1,151	2,072
Vitacost.com, Inc. (I)(L)	888	6,021
		4,343,561
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc. (I)	325	10,852
Black Diamond, Inc. (I)	814	6,675
Brunswick Corp.	1,979	57,569
Callaway Golf Company (L)	1,516	9,854
Hasbro, Inc. (L)	2,938	105,474
LeapFrog Enterprises, Inc. (I)	1,585	13,679
Marine Products Corp. (L)	1,228	7,024
Mattel, Inc.	7,767	284,428
Nautilus, Inc. (I)	1,477	5,184
Polaris Industries, Inc. (L)	1,555	130,853
Smith & Wesson Holding Corp. (I)(L)	1,795	15,150
Steinway Musical Instruments, Inc. (I)	327	6,916
Sturm Ruger & Company, Inc. (L)	479	21,747
		675,405
Media - 3.6%
AH Belo Corp., Class A	745	3,464
AMC Networks, Inc., Class A (I)	1,696	83,952
Arbitron, Inc.	442	20,633
Ballantyne Strong, Inc. (I)	629	2,076
Belo Corp., Class A	2,716	20,832
Cablevision Systems Corp., Class A	6,446	96,303
Carmike Cinemas, Inc. (I)	454	6,810
CBS Corp., Class B	14,734	560,629
Charter Communications, Inc., Class A (I)	2,304	175,657
Cinemark Holdings, Inc.	2,602	67,600
Clear Channel Outdoor Holdings, Inc., Class A	8,558	60,077
Comcast Corp., Class A	61,289	2,290,983
Crown Media Holdings, Inc., Class A (I)	6,814	12,606
Cumulus Media, Inc., Class A (I)(L)	3,719	9,930
Digital Generation, Inc. (I)(L)	594	6,451
DIRECTV (I)	14,424	723,508
Discovery Communications, Inc., Class A (I)	5,697	361,646
DISH Network Corp., Class A	10,345	376,558
DreamWorks Animation
SKG, Inc., Class A (I)(L)	2,049	33,952
Entercom
Communications Corp., Class A (I)(L)	1,104	7,706
Fisher Communications, Inc.	324	8,745
Gannett Company, Inc.	5,296	95,381
Harte-Hanks, Inc.	1,351	7,971
John Wiley & Sons, Inc., Class A	1,356	52,789
Journal Communications, Inc., Class A (I)	1,689	9,137
Lamar Advertising Company, Class A (I)	2,104	81,530
Liberty Global, Inc., Class A (I)	6,123	385,688
Liberty Media Corp. - Liberty
Capital, Series A (I)	2,746	318,563
LIN TV Corp., Class A (I)	1,443	10,866
Lions Gate Entertainment Corp. (I)	3,167	51,939
Live Nation Entertainment, Inc. (I)	4,343	40,433
LodgeNet Interactive Corp. (I)	1,135	59
Martha Stewart Living
Omnimedia, Inc., Class A (I)	2,837	6,951
Media General, Inc., Class A (I)	932	4,008
Meredith Corp. (L)	915	31,522

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Morningstar, Inc.	1,081	$67,919
National CineMedia, Inc.	859	12,138
News Corp., Class A	54,379	1,388,840
Nexstar Broadcasting Group, Inc., Class A (I)	858	9,086
Omnicom Group, Inc.	6,092	304,356
Pandora Media, Inc. (I)(L)	3,852	35,361
ReachLocal, Inc. (I)	903	11,658
Regal Entertainment Group, Class A (L)	3,500	48,825
Rentrak Corp. (I)	448	8,732
Scholastic Corp. (L)	703	20,781
Scripps Networks Interactive, Inc., Class A	3,449	199,766
Shutterstock, Inc. (I)	637	16,562
Sinclair Broadcast Group, Inc., Class A	2,125	26,818
Sirius XM Radio, Inc.	119,755	346,092
The EW Scripps Company, Class A (I)	1,326	14,334
The Interpublic Group of Companies, Inc.	9,986	110,046
The Madison Square Garden, Inc., Class A (I)	1,739	77,125
The McClatchy Company, Class A (I)	2,673	8,741
The McGraw-Hill Companies, Inc.	6,431	351,583
The New York Times Company, Class A (I)	3,548	30,264
The Walt Disney Company	41,259	2,054,286
The Washington Post Company, Class B	172	62,816
Thomson Reuters Corp.	18,750	544,875
Time Warner Cable, Inc.	7,044	684,606
Time Warner, Inc.	21,847	1,044,942
Valassis Communications, Inc. (L)	784	20,212
Value Line, Inc.	353	3,166
Viacom, Inc., Class B	11,859	625,444
Virgin Media, Inc.	6,143	225,755
World Wrestling Entertainment, Inc., Class A	2,108	16,632
		14,398,716
Multiline Retail - 0.7%
Big Lots, Inc. (I)(L)	1,333	37,937
Dillard’s, Inc., Class A	1,068	89,466
Dollar General Corp. (I)	7,694	339,228
Dollar Tree, Inc. (I)	5,307	215,252
Family Dollar Stores, Inc.	2,697	171,017
Fred’s, Inc., Class A	1,098	14,614
Gordmans Stores, Inc. (I)	629	9,448
J.C. Penney Company, Inc. (L)	5,008	98,708
Kohl’s Corp.	5,421	232,995
Macy’s, Inc.	9,275	361,911
Nordstrom, Inc.	4,601	246,154
Saks, Inc. (I)(L)	3,627	38,120
Sears Canada, Inc.	1,086	10,936
Sears Holdings Corp. (I)(L)	2,448	101,249
Target Corp.	15,064	891,337
The Bon-Ton Stores, Inc.	139	1,685
		2,860,057
Specialty Retail - 2.4%
Aaron’s, Inc.	1,760	49,773
Abercrombie & Fitch Company, Class A	1,885	90,423
Advance Auto Parts, Inc.	1,706	123,429
Aeropostale, Inc. (I)	1,988	25,864
American Eagle Outfitters, Inc.	4,630	94,961
Americas Car-Mart, Inc. (I)	292	11,832
ANN, Inc. (I)	1,028	34,788
Asbury Automotive Group, Inc. (I)	788	25,240
Ascena Retail Group, Inc. (I)	3,646	67,415
AutoNation, Inc. (I)	2,781	110,406
AutoZone, Inc. (I)	878	311,190
Barnes & Noble, Inc. (I)(L)	1,472	22,212

The accompanying notes are an integral part of the financial statements.	86
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
bebe stores, Inc.	1,774	$7,078
Bed Bath & Beyond, Inc. (I)	5,349	299,063
Best Buy Company, Inc. (L)	7,812	92,572
Big 5 Sporting Goods Corp.	76	996
Brown Shoe Company, Inc. (L)	1,051	19,307
Build-A-Bear Workshop, Inc. (I)	637	2,433
Cabela’s, Inc. (I)(L)	1,575	65,756
CarMax, Inc. (I)	5,227	196,222
Casual Male Retail Group, Inc. (I)	1,549	6,506
Chico’s FAS, Inc.	3,855	71,163
Christopher & Banks Corp. (I)	17	93
Citi Trends, Inc. (I)	426	5,862
Coldwater Creek, Inc. (I)	728	3,502
Conn’s, Inc. (I)	772	23,685
Destination Maternity Corp.	414	8,926
Dick’s Sporting Goods, Inc. (L)	2,831	128,782
DSW, Inc., Class A	1,018	66,872
Express, Inc. (I)	1,893	28,565
Five Below, Inc. (I)	1,216	38,961
Foot Locker, Inc.	3,503	112,516
Francesca’s Holdings Corp. (I)(L)	1,068	27,725
GameStop Corp., Class A (L)	2,835	71,130
Genesco, Inc. (I)	586	32,230
GNC Holdings, Inc., Class A	2,254	75,013
Group 1 Automotive, Inc. (L)	515	31,925
Guess?, Inc. (L)	1,920	47,117
Haverty Furniture Companies, Inc.	36	587
hhgregg, Inc. (I)(L)	1,031	7,238
Hibbett Sports, Inc. (I)(L)	525	27,668
Hot Topic, Inc. (L)	1,203	11,609
Jos A. Bank Clothiers, Inc. (I)(L)	653	27,805
Kirkland’s, Inc. (I)	752	7,964
Limited Brands, Inc.	6,570	309,184
Lithia Motors, Inc., Class A (L)	616	23,051
Lowe’s Companies, Inc.	26,227	931,583
Lumber Liquidators Holdings, Inc. (I)	580	30,641
MarineMax, Inc. (I)	667	5,963
Mattress Firm Holding Corp. (I)	808	19,820
Monro Muffler Brake, Inc. (L)	719	25,143
New York & Company, Inc. (I)	1,751	6,671
O’Reilly Automotive, Inc. (I)	2,740	245,011
Office Depot, Inc. (I)	7,232	23,721
OfficeMax, Inc.	2,191	21,384
Orchard Supply Hardware
Stores Corp., Class A (I)	114	845
Pacific Sunwear of California, Inc. (I)	2,141	3,404
Penske Automotive Group, Inc. (L)	2,065	62,136
PetSmart, Inc.	2,486	169,893
Pier 1 Imports, Inc. (L)	2,566	51,320
RadioShack Corp. (L)	2,580	5,470
Rent-A-Center, Inc.	1,268	43,568
Restoration Hardware Holdings, Inc. (I)	789	26,613
Ross Stores, Inc.	5,105	276,436
rue21, Inc. (I)	304	8,631
Sally Beauty Holdings, Inc. (I)	4,107	96,802
Sears Hometown And Outlet Stores Inc (I)	442	14,392
Select Comfort Corp. (I)	1,360	35,591
Shoe Carnival, Inc.	528	10,819
Signet Jewelers, Ltd.	1,758	93,877
Sonic Automotive, Inc., Class A (L)	1,330	27,784
Stage Stores, Inc.	827	20,493
Staples, Inc. (L)	15,830	180,462
Stein Mart, Inc.	1,168	8,807

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Systemax, Inc.	757	$7,305
Teavana Holdings, Inc. (I)(L)	940	14,570
The Buckle, Inc. (L)	1,131	50,488
The Cato Corp., Class A	724	19,859
The Children’s Place Retail Stores, Inc. (I)	485	21,481
The Finish Line, Inc., Class A	1,301	24,628
The Gap, Inc.	11,008	341,688
The Home Depot, Inc.	34,638	2,142,360
The Men’s Wearhouse, Inc.	1,225	38,171
The Pep Boys - Manny, Moe & Jack (L)	1,341	13,182
The Wet Seal, Inc., Class A (I)	3,009	8,305
Tiffany & Company	2,925	167,720
Tilly’s, Inc., Class A (I)	677	9,133
TJX Companies, Inc.	16,863	715,834
Tractor Supply Company	1,628	143,850
TravelCenters of America, LLC (I)	761	3,577
Ulta Salon Cosmetics & Fragrance, Inc.	1,445	141,986
Urban Outfitters, Inc. (I)	3,295	129,691
Vitamin Shoppe, Inc. (I)	703	40,324
West Marine, Inc. (I)	659	7,084
Williams-Sonoma, Inc.	2,269	99,314
Winmark Corp.	176	10,032
Zale Corp. (I)(L)	62	255
Zumiez, Inc. (I)(L)	769	14,926
		9,459,682
Textiles, Apparel & Luxury Goods - 0.8%
Carter’s, Inc. (I)(L)	1,370	76,241
Charles & Colvard, Ltd. (I)	983	3,853
Coach, Inc.	6,555	363,868
Columbia Sportswear Company (L)	721	38,473
Crocs, Inc. (I)	2,044	29,413
Culp, Inc.	414	6,214
Deckers Outdoor Corp. (I)	800	32,216
Fifth & Pacific Companies, Inc. (I)	2,803	34,897
Fossil, Inc. (I)	1,387	129,130
G-III Apparel Group, Ltd. (I)(L)	510	17,457
Hanesbrands, Inc. (I)	2,274	81,455
Iconix Brand Group, Inc. (I)	1,414	31,560
K-Swiss, Inc., Class A (I)	1,074	3,609
Maidenform Brands, Inc. (I)	602	11,733
Movado Group, Inc.	660	20,249
NIKE, Inc., Class B	20,984	1,082,774
Oxford Industries, Inc.	405	18,776
Perry Ellis International, Inc. (L)	451	8,975
PVH Corp.	1,622	180,058
Quiksilver, Inc. (I)	3,577	15,202
Ralph Lauren Corp.	2,102	315,132
RG Barry Corp.	417	5,909
Rocky Brands, Inc. (I)	382	4,974
Skechers U.S.A., Inc., Class A (I)	1,206	22,311
Steven Madden, Ltd. (I)	1,012	42,777
The Jones Group, Inc.	1,753	19,388
The Warnaco Group, Inc. (I)	950	67,992
True Religion Apparel, Inc.	560	14,235
Tumi Holdings, Inc. (I)(L)	1,612	33,610
Under Armour, Inc., Class A (I)	2,368	114,919
Unifi, Inc. (I)	626	8,144
Vera Bradley, Inc. (I)(L)	970	24,347
VF Corp.	2,536	382,860
Wolverine World Wide, Inc. (L)	1,097	44,955
		3,287,706
		50,982,397

The accompanying notes are an integral part of the financial statements.	87
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 9.6%
Beverages - 1.9%
Beam, Inc.	3,624	$221,390
Brown-Forman Corp., Class B	4,787	302,778
Central European Distribution Corp. (I)(L)	1,636	3,550
Coca-Cola Bottling Company Consolidated	249	16,559
Coca-Cola Enterprises, Inc.	6,743	213,955
Constellation Brands, Inc., Class A (I)	4,027	142,516
Craft Brewers Alliance, Inc. (I)	860	5,573
Dr. Pepper Snapple Group, Inc. (L)	4,825	213,169
MGP Ingredients, Inc.	667	2,281
Molson Coors Brewing Company, Class B	3,588	153,531
Monster Beverage Corp. (I)	4,100	216,808
National Beverage Corp.	1,341	19,565
PepsiCo, Inc.	35,747	2,446,167
Primo Water Corp. (I)	1,119	1,332
The Boston Beer Company, Inc., Class A (I)	305	41,007
The Coca-Cola Company	103,421	3,749,011
Willamette Valley Vineyards, Inc. (I)	1,099	4,055
		7,753,247
Food & Staples Retailing - 2.5%
Casey’s General Stores, Inc.	899	47,737
Costco Wholesale Corp.	9,959	983,650
CVS Caremark Corp.	29,245	1,413,996
Harris Teeter Supermarkets, Inc.	1,170	45,115
Ingles Markets, Inc., Class A	758	13,083
Nash Finch Company	426	9,065
Natural Grocers by Vitamin Cottage, Inc. (I)	199	3,799
Pricesmart, Inc. (L)	723	55,707
Rite Aid Corp. (I)	22,455	30,539
Roundy’s, Inc.	1,073	4,775
Safeway, Inc. (L)	5,492	99,350
Spartan Stores, Inc.	686	10,537
SUPERVALU, Inc. (L)	5,248	12,963
Susser Holdings Corp. (I)(L)	522	18,004
Sysco Corp. (L)	13,479	426,745
The Andersons, Inc. (L)	475	20,378
The Chefs’ Warehouse, Inc. (I)	546	8,632
The Fresh Market, Inc. (I)	1,153	55,448
The Kroger Company	12,272	319,317
The Pantry, Inc. (I)	626	7,593
United Natural Foods, Inc. (I)	1,152	61,736
Wal-Mart Stores, Inc.	77,259	5,271,382
Walgreen Company	21,677	802,266
Weis Markets, Inc.	672	26,322
Whole Foods Market, Inc.	4,239	387,148
		10,135,287
Food Products - 1.8%
Alico, Inc.	249	9,121
Annie’s, Inc. (I)	177	5,917
Archer-Daniels-Midland Company	15,169	415,479
B&G Foods, Inc.	1,133	32,075
Boulder Brands, Inc. (I)	1,484	19,144
Bunge, Ltd.	3,308	240,459
Cal-Maine Foods, Inc.	631	25,379
Calavo Growers, Inc.	500	12,605
Campbell Soup Company (L)	7,249	252,918
Chiquita Brands International, Inc. (I)	1,173	9,677
ConAgra Foods, Inc.	9,337	275,442
Darling International, Inc. (I)	2,850	45,714
DE Master Blenders 1753 NV (I)	13,981	162,627
Dean Foods Company (I)	4,192	69,210
Diamond Foods, Inc.	559	7,642

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Dole Food Company, Inc. (I)	1,838	$21,082
Feihe International, Inc. (I)	571	3,769
Flowers Foods, Inc.	3,273	76,163
Fresh Del Monte Produce, Inc.	988	26,034
General Mills, Inc.	14,888	601,624
Green Mountain Coffee Roasters, Inc. (I)	3,547	146,704
H.J. Heinz Company	7,350	423,948
Hillshire Brands Company	2,796	78,679
Hormel Foods Corp. (L)	6,016	187,759
Ingredion, Inc.	1,762	113,526
J&J Snack Foods Corp.	475	30,372
John B. Sanfilippo & Son, Inc.	335	6,090
Kellogg Company	8,207	458,361
Kraft Foods Group, Inc.	13,581	617,528
Lancaster Colony Corp.	662	45,804
Lifeway Foods, Inc. (L)	675	5,900
Limoneira Company	200	3,878
McCormick & Company, Inc., Non-
Voting Shares	3,022	191,988
Mead Johnson Nutrition Company	4,685	308,695
Mondelez International, Inc., Class A	40,761	1,038,183
Omega Protein Corp. (I)	623	3,813
Pilgrim’s Pride Corp. (I)	6,123	44,392
Post Holdings, Inc. (I)	858	29,387
Ralcorp Holdings, Inc. (I)	1,264	113,318
Sanderson Farms, Inc.	556	26,438
Smithfield Foods, Inc. (I)	3,409	73,532
Snyders-Lance, Inc.	1,674	40,360
The Hain Celestial Group, Inc. (I)	1,072	58,124
The Hershey Company	5,182	374,244
The J.M. Smucker Company	2,511	216,549
Tootsie Roll Industries, Inc. (L)	1,322	34,266
TreeHouse Foods, Inc. (I)	857	44,675
Tyson Foods, Inc., Class A	8,331	161,621
WhiteWave Foods Company, Class A (I)	3,569	55,462
		7,245,677
Household Products - 1.7%
Central Garden & Pet Company, Class A (I)	1,353	14,139
Church & Dwight Company, Inc.	3,178	170,245
Colgate-Palmolive Company	10,874	1,136,768
Energizer Holdings, Inc.	1,475	117,971
Harbinger Group, Inc. (I)	3,397	26,123
Kimberly-Clark Corp.	9,052	764,260
Oil-Dri Corp of America	272	7,507
Orchids Paper Products Company	291	5,884
The Clorox Company	2,964	217,024
The Procter & Gamble Company	63,346	4,300,560
WD-40 Company	367	17,289
		6,777,770
Personal Products - 0.3%
Avon Products, Inc.	9,900	142,164
Elizabeth Arden, Inc. (I)	729	32,812
Herbalife, Ltd. (L)	2,515	82,844
Inter Parfums, Inc.	827	16,093
Medifast, Inc. (I)	169	4,460
Nature’s Sunshine Products, Inc.	565	8,181
Nu Skin Enterprises, Inc., Class A (L)	1,348	49,943
Prestige Brands Holdings, Inc. (I)	1,278	25,598
Revlon, Inc., Class A (I)	1,331	19,300
The Estee Lauder Companies, Inc., Class A	8,892	532,275
The Female Health Company	941	6,756

The accompanying notes are an integral part of the financial statements.	88
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
USANA Health Sciences, Inc. (I)	326	$10,735
		931,161
Tobacco - 1.4%
Alliance One International, Inc. (I)	2,627	9,562
Altria Group, Inc.	46,663	1,466,151
Lorillard, Inc.	3,000	350,010
Philip Morris International, Inc.	38,708	3,237,537
Reynolds American, Inc.	12,997	538,466
Star Scientific, Inc. (I)(L)	4,147	11,114
Universal Corp. (L)	512	25,554
Vector Group, Ltd.	1,968	29,264
		5,667,658
		38,510,800
Energy - 10.9%
Energy Equipment & Services - 1.6%
Atwood Oceanics, Inc. (I)	1,448	66,304
Baker Hughes, Inc.	10,124	413,464
Basic Energy Services, Inc. (I)(L)	1,040	11,866
Bristow Group, Inc.	854	45,826
C&J Energy Services, Inc. (I)(L)	1,221	26,178
Cameron International Corp. (I)	5,662	319,677
CARBO Ceramics, Inc.	550	43,087
Compressco Partners LP	407	6,691
Dawson Geophysical Company (I)	235	6,199
Diamond Offshore Drilling, Inc. (L)	3,187	216,589
Dresser-Rand Group, Inc. (I)	1,769	99,312
Dril-Quip, Inc. (I)	888	64,868
Exterran Holdings, Inc. (I)	1,389	30,447
Exterran Partners LP	1,100	22,297
FMC Technologies, Inc. (I)	5,476	234,537
Forum Energy Technologies, Inc. (I)(L)	2,024	50,094
Geokinetics, Inc. (I)	926	46
Geospace Technologies Corp. (I)	256	22,751
Global Geophysical Services, Inc. (I)	769	2,961
Gulf Islands Fabrication, Inc.	473	11,366
Gulfmark Offshore, Inc., Class A	652	22,461
Halliburton Company	21,320	739,591
Heckmann Corp. (I)(L)	5,131	20,678
Helix Energy Solutions Group, Inc. (I)	2,297	47,410
Helmerich & Payne, Inc.	2,415	135,264
Hercules Offshore, Inc. (I)	4,030	24,905
Hornbeck Offshore Services, Inc. (I)	803	27,575
ION Geophysical Corp. (I)(L)	3,857	25,109
Key Energy Services, Inc. (I)	3,596	24,992
Lufkin Industries, Inc. (L)	801	46,562
Matrix Service Company (I)	756	8,694
McDermott International, Inc. (I)	5,524	60,874
Mitcham Industries, Inc. (I)	331	4,512
Nabors Industries, Ltd. (I)	6,658	96,208
National Oilwell Varco, Inc.	9,794	669,420
Natural Gas Services Group, Inc. (I)	382	6,272
Newpark Resources, Inc. (I)(L)	2,364	18,557
Oceaneering International, Inc.	2,463	132,485
Oil States International, Inc. (I)	1,234	88,280
Parker Drilling Company (I)	3,008	13,837
Patterson-UTI Energy, Inc. (L)	3,410	63,528
PHI, Inc. (I)	416	13,932
Pioneer Energy Services Corp. (I)	1,558	11,311
Rowan Companies PLC, Class A (I)	2,839	88,776
RPC, Inc. (L)	4,842	59,266
Schlumberger, Ltd.	30,474	2,111,543

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
SEACOR Holdings, Inc.	481	$40,308
Superior Energy Services, Inc. (I)	3,504	72,603
Tesco Corp. (I)	1,032	11,754
TETRA Technologies, Inc. (I)	1,662	12,615
Tidewater, Inc.	1,086	48,522
Unit Corp. (I)	1,062	47,843
Vantage Drilling Company (I)	6,701	12,263
Willbros Group, Inc. (I)	715	3,832
		6,506,342
Oil, Gas & Consumable Fuels - 9.3%
Abraxas Petroleum Corp. (I)	2,156	4,722
Alliance Holdings GP LP	1,431	68,087
Alliance Resource Partners LP	837	48,605
Alon USA Energy, Inc.	1,439	26,032
Alpha Natural Resources, Inc. (I)(L)	5,125	49,918
Amyris, Inc. (I)(L)	2,249	7,017
Anadarko Petroleum Corp.	11,483	853,302
Apache Corp.	8,997	706,265
Apco Oil and Gas International, Inc.	707	8,703
Approach Resources, Inc. (I)(L)	931	23,284
Arch Coal, Inc. (L)	5,005	36,637
Atlas Energy LP	1,261	43,807
Atlas Pipeline Partners LP	1,411	44,545
Berry Petroleum Company, Class A (L)	1,225	41,099
Bill Barrett Corp. (I)	1,147	20,405
Blueknight Energy Partners LP	1,755	11,548
Boardwalk Pipeline Partners LP	5,050	125,745
Bonanza Creek Energy, Inc. (I)(L)	949	26,373
BP Prudhoe Bay Royalty Trust	494	33,859
BPZ Resources, Inc. (I)	3,316	10,445
BreitBurn Energy Partners LP	1,894	34,982
Buckeye Partners LP	2,105	95,588
Cabot Oil & Gas Corp.	4,822	239,846
Callon Petroleum Company (I)	905	4,254
Calumet Specialty Products Partners LP	1,399	42,516
Carrizo Oil & Gas, Inc. (I)(L)	896	18,744
Ceres, Inc. (I)	621	2,819
Cheniere Energy Partners LP	3,943	83,828
Cheniere Energy, Inc. (I)(L)	4,915	92,304
Chesapeake Energy Corp. (L)	15,275	253,871
Chevron Corp.	45,070	4,873,870
Cimarex Energy Company	1,954	112,804
Clayton Williams Energy, Inc. (I)(L)	273	10,920
Clean Energy Fuels Corp. (I)(L)	1,999	24,888
Cloud Peak Energy, Inc. (I)	1,465	28,318
Cobalt International Energy, Inc. (I)	9,414	231,208
Comstock Resources, Inc. (I)(L)	907	13,723
Concho Resources, Inc. (I)	2,389	192,458
ConocoPhillips	27,908	1,618,385
CONSOL Energy, Inc.	5,217	167,466
Contango Oil & Gas Company (L)	361	15,292
Continental Resources, Inc. (I)	4,153	305,204
Copano Energy LLC	1,715	54,245
Crimson Exploration, Inc. (I)	2,053	5,625
Crosstex Energy LP	1,490	21,665
Crosstex Energy, Inc. (L)	1,380	19,789
DCP Midstream Partners LP	1,298	54,192
Delek Logistics Partners LP (I)	175	4,025
Delek US Holdings, Inc.	1,438	36,410
Denbury Resources, Inc. (I)	8,963	145,201
Devon Energy Corp.	9,330	485,533
DHT Holdings, Inc.	104	426
Diamondback Energy, Inc. (I)	533	10,191

The accompanying notes are an integral part of the financial statements.	89
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Dorchester Minerals LP	858	$17,435
Eagle Rock Energy Partners LP	3,560	30,723
El Paso Pipeline Partners LP	4,934	182,410
Emerald Oil, Inc. (I)	983	5,151
Enbridge Energy Management LLC (I)(L)	1,096	31,663
Enbridge Energy Partners LP	5,863	163,578
Endeavour International Corp. (I)(L)	1,197	6,200
Energen Corp.	1,687	76,067
Energy Transfer Equity LP	7,602	345,739
Energy Transfer Partners LP	6,951	298,406
Energy XXI Bermuda, Ltd.	1,807	58,167
Enterprise Products Partners LP	20,333	1,018,277
EOG Resources, Inc.	6,202	749,140
EPL Oil & Gas, Inc. (I)	1,024	23,091
EQT Corp.	3,432	202,419
EQT Midstream Partners LP	130	4,050
EV Energy Partner LP	963	54,467
Evolution Petroleum Corp. (I)	784	6,374
EXCO Resources, Inc. (L)	5,188	35,123
Exxon Mobil Corp.	106,051	9,178,714
Forest Oil Corp. (I)	2,769	18,525
FX Energy, Inc. (I)(L)	1,516	6,231
Gastar Exploration, Ltd. (I)	1,854	2,243
Genesis Energy LP	1,838	65,653
Gevo, Inc. (I)	551	849
Global Partners LP	689	17,466
GMX Resources, Inc. (I)	1,403	702
Goodrich Petroleum Corp. (I)	816	7,605
Green Plains Renewable Energy, Inc. (I)(L)	881	6,969
Gulfport Energy Corp. (I)	1,297	49,571
Halcon Resources Corp. (I)	5,687	39,354
Hallador Energy Company	476	3,932
Harvest Natural Resources, Inc. (I)(L)	980	8,889
Hess Corp.	7,868	416,689
Holly Energy Partners LP	700	46,046
HollyFrontier Corp.	4,676	217,668
Houston American Energy Corp. (I)	690	152
Hugoton Royalty Trust	1,047	7,654
Hyperdynamics Corp. (I)	3,833	2,292
Inergy LP	2,953	53,715
Isramco, Inc. (I)	58	6,031
James River Coal Company (I)(L)	776	2,483
Kinder Morgan Energy Partners LP	5,537	441,797
Kinder Morgan Management LLC (I)	2,630	198,460
Kinder Morgan, Inc.	26,102	922,184
KiOR, Inc., Class A (I)(L)	2,519	16,147
Kodiak Oil & Gas Corp. (I)	6,366	56,339
Laredo Petroleum Holdings, Inc. (I)(L)	2,942	53,427
Legacy Reserves LP	1,288	30,680
Linn Energy LLC	4,618	162,738
Linnco LLC	735	26,563
Magellan Midstream Partners LP	5,198	224,502
Magnum Hunter Resources Corp. (I)(L)	4,207	16,786
Marathon Oil Corp.	16,201	496,723
Marathon Petroleum Corp.	7,767	489,321
MarkWest Energy Partners LP	2,714	138,441
Martin Midstream Partners LP	708	21,990
Matador Resources Company (I)	1,306	10,709
McMoRan Exploration Company (I)(L)	3,647	58,534
Midstates Petroleum Company, Inc. (I)	1,497	10,314
Miller Energy Resources, Inc. (I)	1,008	3,992
MPLX LP (I)	1,562	48,719
Murphy Oil Corp.	4,479	266,724

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Natural Resource Partners LP	2,561	$47,481
Newfield Exploration Company (I)	3,030	81,143
Niska Gas Storage Partners LLC	938	10,224
Noble Energy, Inc.	4,086	415,710
Northern Oil and Gas, Inc. (I)(L)	1,562	26,273
Northern Tier Energy LP	2,078	52,864
NuStar Energy LP	1,800	76,464
NuStar GP Holdings LLC	1,048	29,019
Oasis Petroleum, Inc. (I)	2,168	68,942
Occidental Petroleum Corp.	18,610	1,425,712
Oiltanking Partners LP	945	35,778
ONEOK Partners LP	5,064	273,405
Oxford Resource Partners LP	353	1,560
PAA Natural Gas Storage LP	1,050	20,003
Pacific Ethanol, Inc. (I)(L)	3,509	1,109
Panhandle Oil and Gas, Inc., Class A	319	9,005
PDC Energy, Inc. (I)	764	25,372
Peabody Energy Corp.	6,203	165,062
Penn Virginia Corp.	1,269	5,596
Petroquest Energy, Inc. (I)(L)	1,669	8,262
Phillips 66	14,413	765,330
Pioneer Natural Resources Company	2,828	301,437
Pioneer Southwest Energy Partners LP	963	21,860
Plains All American Pipeline LP	7,523	340,341
Plains Exploration & Production Company (I)	2,976	139,693
PVR Partners LP	2,020	52,480
QEP Resources, Inc.	4,069	123,169
Quicksilver Resources, Inc. (I)	4,280	12,241
Range Resources Corp.	3,743	235,173
Regency Energy Partners LP	3,946	85,549
Renewable Energy Group, Inc. (I)	739	4,331
Rentech, Inc.	5,518	14,512
Resolute Energy Corp. (I)	1,523	12,382
Rex Energy Corp. (I)(L)	1,454	18,931
Rhino Resource Partners LP	453	6,188
Rosetta Resources, Inc. (I)	1,174	53,253
Sanchez Energy Corp. (I)(L)	845	15,210
SandRidge Energy, Inc. (I)(L)	11,492	72,974
SandRidge Mississippian Trust	505	8,302
SemGroup Corp., Class A (I)	1,031	40,291
Ship Finance International, Ltd.	1,785	29,685
SM Energy Company	1,515	79,098
Solazyme, Inc. (I)(L)	1,538	12,089
Southwestern Energy Company (I)	8,046	268,817
Spectra Energy Corp.	15,102	413,493
Spectra Energy Partners LP	2,363	73,796
Stone Energy Corp. (I)(L)	1,123	23,044
Summit Midstream Partners LP (I)	202	4,006
Sunoco Logistics Partners LP	2,383	118,507
Swift Energy Company (I)	1,049	16,144
Syntroleum Corp. (I)	3,712	1,466
Targa Resources Corp.	1,000	52,840
Targa Resources Partners LP	2,164	80,890
TC Pipelines LP	1,280	51,661
Teekay Corp.	1,672	53,671
Tesoro Corp.	3,263	143,735
Tesoro Logistics LP	490	21,462
The Williams Companies, Inc.	14,391	471,161
Transmontaigne Partners LP	395	14,998
Triangle Petroleum Corp. (I)	672	4,025
Ultra Petroleum Corp. (I)(L)	3,444	62,440
Uranerz Energy Corp. (I)	2,497	3,471
Uranium Energy Corp. (I)	2,161	5,532

The accompanying notes are an integral part of the financial statements.	90
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Uranium Resources, Inc. (I)(L)	3,703	$1,185
US Energy Corp. (I)	1,052	1,578
USEC, Inc. (I)(L)	3,092	1,639
Vaalco Energy, Inc. (I)(L)	1,471	12,724
Valero Energy Corp.	12,710	433,665
Voc Energy Trust	444	5,697
W&T Offshore, Inc.	1,817	29,127
Warren Resources, Inc. (I)	2,903	8,157
Western Gas Partners LP	2,200	104,786
Western Refining, Inc. (L)	2,063	58,156
Westmoreland Coal Company (I)	386	3,605
Whiting Petroleum Corp. (I)	2,657	115,234
Williams Partners LP	8,078	393,075
World Fuel Services Corp.	1,687	69,454
WPX Energy, Inc. (I)	4,651	69,207
ZaZa Energy Corp. (I)	2,524	5,174
Zion Oil & Gas, Inc. (I)	1,070	1,894
		37,077,010
		43,583,352
Financials - 16.3%
Capital Markets - 2.2%
Affiliated Managers Group, Inc. (I)	1,175	152,926
AllianceBernstein Holding LP	2,278	39,706
American Capital, Ltd. (I)	7,255	87,060
Ameriprise Financial, Inc.	4,837	302,941
Apollo Investment Corp.	4,724	39,493
Arlington Asset Investment Corp., Class A	471	9,783
Artio Global Investors, Inc.	1,239	2,354
BGC Partners, Inc., Class A (L)	3,158	10,927
BlackRock, Inc.	3,843	794,387
Calamos Asset Management, Inc., Class A	741	7,832
Cohen & Steers, Inc. (L)	1,079	32,877
Cowen Group, Inc., Class A (I)	2,816	6,899
Diamond Hill Investment Group, Inc.	144	9,772
Duff & Phelps Corp., Class A	959	14,980
E*TRADE Financial Corp. (I)	6,786	60,735
Eaton Vance Corp. (L)	2,599	82,778
Ellington Financial LLC	513	11,522
Epoch Holding Corp.	666	18,581
Evercore Partners, Inc., Class A	669	20,197
FBR & Company (I)	1,835	7,101
Federated Investors, Inc., Class B (L)	2,358	47,702
Fidus Investment Corp.	587	9,656
Fifth Street Finance Corp.	2,262	23,570
Financial Engines, Inc. (I)	1,100	30,525
Fortress Investment Group LLC, Class A	11,718	51,442
Franklin Resources, Inc.	4,873	612,536
GAMCO Investors, Inc., Class A (L)	622	33,010
GFI Group, Inc.	2,544	8,243
Gleacher & Company, Inc. (I)	4,731	3,548
Golub Capital BDC, Inc.	753	12,033
Greenhill & Company, Inc.	703	36,549
Harris & Harris Group, Inc. (I)	1,138	3,755
HFF, Inc., Class A	916	13,648
ICG Group, Inc. (I)	972	11,110
INTL. FCStone, Inc. (I)	429	7,469
Invesco, Ltd.	10,224	266,744
Investment Technology Group, Inc. (I)	1,272	11,448
Janus Capital Group, Inc. (L)	4,214	35,903
Jefferies Group, Inc. (L)	4,665	86,629
KBW, Inc.	972	14,872
Knight Capital Group, Inc., Class A (I)	3,577	12,555

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Ladenburg Thalmann
Financial Services, Inc. (I)	4,163	$5,828
Lazard, Ltd., Class A	2,901	86,566
Legg Mason, Inc. (L)	3,134	80,606
LPL Financial Holdings, Inc.	2,503	70,484
Main Street Capital Corp.	778	23,737
MCG Capital Corp.	2,362	10,865
Medallion Financial Corp.	722	8,476
Morgan Stanley	45,448	868,966
New Mountain Finance Corp.	655	9,760
Northern Trust Corp.	5,471	274,425
Oaktree Capital Group LLC	3,374	153,483
Och-Ziff Capital Management
Group LLC, Class A	9,880	93,860
Oppenheimer Holdings, Inc., Class A	428	7,392
Penson Worldwide, Inc. (I)	1,757	56
Piper Jaffray Companies (I)	37	1,189
Pzena Investment Management, Inc., Class A	1,169	6,313
Raymond James Financial, Inc.	3,206	123,527
Safeguard Scientifics, Inc. (I)	700	10,325
SEI Investments Company	3,883	90,629
State Street Corp.	11,033	518,661
Stifel Financial Corp. (I)	1,136	36,318
T. Rowe Price Group, Inc.	5,829	379,643
TD Ameritrade Holding Corp.	12,575	211,386
The Bank of New York Mellon Corp.	27,133	697,318
The Blackstone Group LP	11,931	186,004
The Carlyle Group LP	876	22,802
The Charles Schwab Corp.	29,342	421,351
The Goldman Sachs Group, Inc.	11,017	1,405,329
U.S. Global Investors, Inc., Class A	1,559	6,252
Virtus Investment Partners, Inc. (I)	200	24,188
Waddell & Reed Financial, Inc., Class A	1,988	69,222
Walter Investment Management Corp. (I)	792	34,072
Westwood Holdings Group, Inc.	304	12,434
WisdomTree Investments, Inc. (I)	2,227	13,629
		9,010,894
Commercial Banks - 3.0%
1st Source Corp.	730	16,126
Alliance Bankshares Corp. (I)	864	4,173
Alliance Financial Corp.	219	9,529
American National Bankshares, Inc.	350	7,067
Ameris Bancorp (I)(L)	873	10,904
Ameriserv Financial, Inc. (I)	1,409	4,241
Ames National Corp.	313	6,855
Arrow Financial Corp.	508	12,675
Associated Banc-Corp.	3,515	46,117
Bancfirst Corp.	442	18,723
BancorpSouth, Inc. (L)	2,201	32,003
Bank of Hawaii Corp. (L)	827	36,429
Bank of Kentucky Financial Corp.	298	7,370
Bank of Marin Bancorp, Class A	253	9,477
Bank of the Ozarks, Inc. (L)	848	28,383
BankUnited, Inc.	1,950	47,658
Banner Corp.	543	16,686
Bar Harbor Bankshares	260	8,749
BB&T Corp.	16,011	466,080
BBCN Bancorp, Inc. (L)	1,762	20,386
BCB Bancorp, Inc.	448	4,184
BNC Bancorp	972	7,786
BOK Financial Corp.	1,429	77,823
Boston Private Financial Holdings, Inc.	2,048	18,452
Bridge Bancorp, Inc.	310	6,305

The accompanying notes are an integral part of the financial statements.	91
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Bridge Capital Holdings (I)	579	$9,009
Bryn Mawr Bank Corp.	492	10,957
BSB Bancorp, Inc. (I)	519	6,347
C&F Financial Corp.	168	6,542
Camden National Corp.	265	9,002
CapitalSource, Inc.	4,667	35,376
Cardinal Financial Corp.	805	13,097
Cascade Bancorp (I)	981	6,141
Cathay General Bancorp	1,453	28,334
Center Bancorp, Inc.	959	11,105
Centerstate Banks, Inc.	883	7,532
Central Pacific Financial Corp. (I)	913	14,234
Century Bancorp, Inc., Class A	214	7,051
Chemical Financial Corp.	686	16,299
CIT Group, Inc. (I)	4,633	179,019
Citizens & Northern Corp.	512	9,677
Citizens Republic Bancorp, Inc. (I)	1,051	19,937
City Holding Company	385	13,417
City National Corp. (L)	1,194	59,127
CNB Financial Corp.	576	9,435
CoBiz Financial, Inc.	1,426	10,652
Columbia Banking System, Inc. (L)	984	17,653
Comerica, Inc.	4,409	133,769
Commerce Bancshares, Inc.	1,977	69,305
Community Bank Systems, Inc.	233	6,375
Community Trust Bancorp, Inc.	446	14,620
Cullen/Frost Bankers, Inc. (L)	1,280	69,466
CVB Financial Corp.	2,517	26,177
Eagle Bancorp, Inc. (I)	520	10,384
East West Bancorp, Inc.	3,125	67,156
Enterprise Financial Services Corp.	505	6,600
Fidelity Southern Corp. (I)	703	6,714
Fifth Third Bancorp	21,079	320,190
Financial Institutions, Inc.	366	6,819
First BanCorp Puerto Rico (I)(L)	5,138	23,532
First Busey Corp.	2,456	11,420
First California Financial Group, Inc. (I)	976	7,535
First Citizens BancShares, Inc.	237	38,750
First Commonwealth Financial Corp. (L)	2,381	16,238
First Community Bancshares, Inc.	550	8,784
First Connecticut Bancorp, Inc.	847	11,646
First Financial Bancorp	1,424	20,819
First Financial Bankshares, Inc. (L)	736	28,711
First Horizon National Corp.	5,425	53,762
First Merchants Corp.	685	10,165
First Midwest Bancorp, Inc.	1,885	23,600
First Niagara Financial Group, Inc.	8,115	64,352
First Republic Bank	2,887	94,636
FirstMerit Corp.	2,636	37,405
FNB Corp.	3,111	33,039
FNB United Corp. (I)	587	6,809
Fulton Financial Corp.	3,912	37,594
German American Bancorp, Inc.	467	10,143
Glacier Bancorp, Inc.	1,642	24,154
Great Southern Bancorp, Inc.	435	11,071
Hampton Roads Bankshares, Inc. (I)	4,502	5,357
Hancock Holding Company	1,819	57,735
Hanmi Financial Corp. (I)	938	12,747
Heartland Financial USA, Inc.	462	12,081
Heritage Commerce Corp. (I)	1,059	7,392
Heritage Financial Corp.	576	8,461
Home BancShares, Inc.	638	21,067
Horizon Bancorp	497	9,766

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Huntington Bancshares, Inc.	19,533	$124,816
Iberiabank Corp.	709	34,826
Independent Bank Corp.- MA (L)	557	16,125
International Bancshares Corp.	1,624	29,313
Investors Bancorp, Inc.	2,672	47,508
KeyCorp	21,796	183,522
Lakeland Bancorp, Inc.	888	9,040
Lakeland Financial Corp.	533	13,773
M&T Bank Corp.	2,896	285,169
Macatawa Bank Corp. (I)(L)	1,574	4,549
MainSource Financial Group, Inc.	673	8,527
MB Financial, Inc.	880	17,380
Mercantile Bank Corp.	249	4,109
Merchants Bancshares, Inc.	319	8,540
Metro Bancorp, Inc. (I)	668	8,831
MetroCorp Bancshares, Inc. (I)	897	9,858
MidWestOne Financial Group, Inc.	362	7,425
National Bank Holdings Corp.	772	14,660
National Bankshares, Inc.	352	11,401
National Penn Bancshares, Inc.	3,509	32,704
NBT Bancorp, Inc. (L)	934	18,932
Northrim BanCorp, Inc.	305	6,908
Norwood Financial Corp.	107	3,177
Old National Bancorp (L)	2,285	27,123
OmniAmerican Bancorp, Inc. (I)	471	10,894
Oriental Financial Group, Inc.	1,227	16,380
Pacific Continental Corp.	917	8,922
Pacific Mercantile Bancorp (I)	547	3,441
PacWest Bancorp (L)	935	23,169
Park National Corp.	99	6,398
Peoples Bancorp of North Carolina, Inc.	428	3,963
Pinnacle Financial Partners, Inc. (I)(L)	940	17,710
PNC Financial Services Group, Inc.	12,150	708,467
Popular, Inc. (I)	2,139	44,470
Preferred Bank (I)	590	8,378
PrivateBancorp, Inc. (L)	1,746	26,749
Prosperity Bancshares, Inc.	1,180	49,560
Regions Financial Corp.	32,469	231,179
Renasant Corp.	644	12,326
Republic Bancorp, Inc., Class A (L)	553	11,685
S&T Bancorp, Inc.	834	15,070
Sandy Spring Bancorp, Inc.	744	14,448
SCBT Financial Corp. (L)	455	18,282
Signature Bank (I)(L)	986	70,341
Simmons First National Corp., Class A	567	14,379
Southside Bancshares, Inc. (L)	528	11,120
Southwest Bancorp, Inc. (I)	628	7,034
State Bank Financial Corp.	857	13,609
StellarOne Corp.	688	9,728
Sterling Bancorp	1,021	9,301
Sterling Financial Corp.	1,391	29,044
Suffolk Bancorp (I)	361	4,729
Sun Bancorp, Inc. (I)	3,025	10,709
SunTrust Banks, Inc.	12,387	351,171
Susquehanna Bancshares, Inc.	4,360	45,693
SVB Financial Group (I)	1,022	57,201
SY Bancorp, Inc.	570	12,779
Synovus Financial Corp. (L)	19,112	46,824
Taylor Capital Group, Inc. (I)(L)	701	12,653
TCF Financial Corp. (L)	3,834	46,583
Texas Capital Bancshares, Inc. (I)(L)	906	40,607
The Bancorp, Inc. (I)	1,064	11,672
The First of Long Island Corp.	401	11,356

The accompanying notes are an integral part of the financial statements.	92
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
TowneBank	974	$15,087
Trico Bancshares	463	7,755
Trustmark Corp.	1,569	35,240
U.S. Bancorp	43,428	1,387,090
UMB Financial Corp.	750	32,880
Umpqua Holdings Corp.	2,106	24,830
Union First Market Bankshares Corp.	784	12,364
United Bankshares, Inc.	1,203	29,257
United Community Banks, Inc. (I)	1,301	12,255
Unity Bancorp, Inc. (I)	643	4,006
Univest Corp. of Pennsylvania	654	11,183
Valley National Bancorp	4,698	43,691
Virginia Commerce Bancorp, Inc. (I)	830	7,429
Washington Banking Company	539	7,341
Washington Trust Bancorp, Inc.	505	13,287
Webster Financial Corp.	2,088	42,908
Wells Fargo & Company	121,264	4,144,804
WesBanco, Inc.	749	16,643
West Bancorp, Inc.	725	7,816
West Coast Bancorp	572	12,670
Westamerica Bancorp.	237	10,094
Western Alliance Bancorp (I)	2,136	22,492
Wilshire Bancorp, Inc. (I)	1,518	8,911
Wintrust Financial Corp. (L)	886	32,516
Zions Bancorporation (L)	4,162	89,067
		11,878,326
Consumer Finance - 0.8%
American Express Company	26,037	1,496,607
Asset Acceptance Capital Corp. (I)	1,333	5,999
Asta Funding, Inc.	606	5,763
Atlanticus Holdings Corp. (I)	1,048	3,511
Capital One Financial Corp.	13,334	772,439
Cash America International, Inc. (L)	711	28,205
Consumer Portfolio Services, Inc. (I)	716	3,838
Credit Acceptance Corp. (I)	508	51,653
DFC Global Corp. (I)(L)	1,023	18,936
Discover Financial Services	11,794	454,659
Encore Capital Group, Inc. (I)(L)	614	18,801
Ezcorp, Inc., Class A (I)	1,228	24,388
First Cash Financial Services, Inc. (I)	673	33,394
Green Dot Corp., Class A (I)	812	9,906
Imperial Holdings, Inc. (I)	1,428	6,355
Nelnet, Inc., Class A	1,071	31,905
Netspend Holdings, Inc. (I)(L)	1,890	22,340
Portfolio Recovery Associates, Inc. (I)	401	42,851
Regional Management Corp. (I)	351	5,809
SLM Corp.	10,773	184,541
The First Marblehead Corp. (I)(L)	3,582	2,783
World Acceptance Corp. (I)(L)	327	24,381
		3,249,064
Diversified Financial Services - 2.7%
Bank of America Corp.	247,662	2,872,879
CBOE Holdings, Inc.	1,840	54,206
Citigroup, Inc.	67,387	2,665,830
CME Group, Inc.	7,675	389,199
Interactive Brokers Group, Inc., Class A	1,129	15,445
IntercontinentalExchange, Inc. (I)	1,673	207,134
JPMorgan Chase & Company	87,247	3,836,251
KKR Financial Holdings LLC	4,229	44,658
Leucadia National Corp. (L)	5,580	132,748
Life Partners Holdings, Inc.	788	2,088
MarketAxess Holdings, Inc.	867	30,605

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
Marlin Business Services Corp.	471	$9,448
Moody’s Corp. (L)	5,092	256,229
MSCI, Inc. (I)	2,844	88,136
NewStar Financial, Inc. (I)	1,315	18,423
NYSE Euronext	5,709	180,062
PHH Corp. (I)	1,363	31,008
PICO Holdings, Inc. (I)	659	13,358
The NASDAQ OMX Group, Inc.	3,800	95,038
		10,942,745
Insurance - 3.8%
Aflac, Inc.	10,719	569,393
Alleghany Corp. (I)	392	131,485
Alterra Capital Holdings, Ltd.	1,922	54,181
American Equity Investment Life
Holding Company (L)	1,602	19,560
American Financial Group, Inc.	2,116	83,624
American International Group, Inc. (I)	37,468	1,322,620
American National Insurance Company	628	42,886
American Safety Insurance Holdings, Ltd. (I)	416	7,871
AMERISAFE, Inc. (I)	520	14,170
Amtrust Financial Services, Inc. (L)	1,610	46,191
Arch Capital Group, Ltd. (I)	2,944	129,595
Argo Group International Holdings, Ltd.	654	21,968
Arthur J. Gallagher & Company	2,780	96,327
Aspen Insurance Holdings, Ltd.	1,667	53,477
Assurant, Inc.	1,845	64,022
Assured Guaranty, Ltd.	4,471	63,622
Axis Capital Holdings, Ltd.	2,777	96,195
Baldwin & Lyons, Inc., Class B	491	11,715
Berkshire Hathaway, Inc., Class B (I)	56,974	5,110,568
Brown & Brown, Inc.	3,219	81,956
Cincinnati Financial Corp. (L)	3,708	145,205
Citizens, Inc. (I)(L)	1,632	18,034
CNA Financial Corp.	6,192	173,438
CNO Financial Group, Inc. (L)	5,119	47,760
Donegal Group, Inc., Class A	853	11,976
eHealth, Inc. (I)	514	14,125
EMC Insurance Group, Inc.	433	10,340
Employers Holdings, Inc.	815	16,773
Endurance Specialty Holdings, Ltd.	803	31,871
Enstar Group, Ltd. (I)	327	36,617
Erie Indemnity Company, Class A	1,067	73,858
Everest Re Group, Ltd.	1,136	124,903
FBL Financial Group, Inc., Class A	341	11,666
Fidelity National Financial, Inc., Class A	5,254	123,732
First American Financial Corp.	2,568	61,863
Genworth Financial, Inc., Class A (I)	11,194	84,067
Hallmark Financial Services, Inc. (I)	766	7,193
Hartford Financial Services Group, Inc.	10,078	226,150
HCC Insurance Holdings, Inc.	2,227	82,867
Hilltop Holdings, Inc. (I)	1,518	20,554
Horace Mann Educators Corp.	1,069	21,337
Infinity Property & Casualty Corp.	16	932
Kansas City Life Insurance Company	321	12,249
Kemper Corp.	1,243	36,669
Lincoln National Corp.	6,419	166,252
Loews Corp.	9,102	370,907
Maiden Holdings, Ltd.	1,994	18,325
Markel Corp. (I)	225	97,520
Marsh & McLennan Companies, Inc.	12,499	430,841
MBIA, Inc. (I)(L)	4,550	35,718
Meadowbrook Insurance Group, Inc.	1,157	6,687
Mercury General Corp.	1,321	52,430

The accompanying notes are an integral part of the financial statements.	93
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	24,432	$804,790
Montpelier Re Holdings, Ltd.	1,358	31,044
National Financial Partners Corp. (I)(L)	914	15,666
National Interstate Corp.	564	16,254
National Western Life Insurance
Company, Class A	101	15,932
Old Republic International Corp.	5,998	63,879
OneBeacon Insurance Group, Ltd., Class A	2,540	35,306
PartnerRe, Ltd.	1,387	111,640
Platinum Underwriters Holdings, Ltd.	551	25,346
Primerica, Inc.	1,482	44,475
Principal Financial Group, Inc.	6,776	193,252
ProAssurance Corp.	1,330	56,113
Protective Life Corp.	1,722	49,215
Prudential Financial, Inc.	10,721	571,751
Reinsurance Group of America, Inc.	1,702	91,091
RenaissanceRe Holdings, Ltd.	1,069	86,867
RLI Corp. (L)	546	35,304
Safety Insurance Group, Inc.	412	19,022
SeaBright Holdings, Inc.	680	7,528
Selective Insurance Group, Inc.	1,417	27,306
StanCorp Financial Group, Inc.	1,053	38,614
State Auto Financial Corp.	1,117	16,688
Stewart Information Services Corp. (L)	519	13,494
Symetra Financial Corp.	2,961	38,434
The Allstate Corp.	9,636	387,078
The Chubb Corp.	6,166	464,423
The Hanover Insurance Group, Inc.	1,079	41,800
The Navigators Group, Inc. (I)	349	17,823
The Progressive Corp.	14,136	298,270
The Travelers Companies, Inc.	8,905	639,557
Torchmark Corp.	2,110	109,024
Tower Group, Inc.	901	16,011
United Fire Group, Inc.	746	16,293
Unum Group	6,398	133,206
Validus Holdings, Ltd.	2,280	78,842
W.R. Berkley Corp.	3,166	119,485
White Mountains Insurance Group, Ltd.	143	73,645
		15,398,753
Real Estate Investment Trusts - 3.3%
Acadia Realty Trust	1,111	27,864
AG Mortgage Investment Trust, Inc.	587	13,783
Agree Realty Corp.	434	11,627
Alexander’s, Inc.	100	33,080
Alexandria Real Estate Equities, Inc.	1,401	97,117
American Assets Trust, Inc.	957	26,729
American Campus Communities, Inc. (L)	2,372	109,420
American Capital Agency Corp.	7,862	227,526
American Realty Capital Trust, Inc.	3,455	39,905
Annaly Capital Management, Inc.	22,383	314,257
Anworth Mortgage Asset Corp.	3,235	18,698
Apartment Investment & Management
Company, Class A	3,318	89,785
Apollo Commercial Real Estate Finance, Inc.	817	13,260
Apollo Residential Mortgage, Inc.	567	11,448
ARMOUR Residential REIT, Inc. (L)	6,300	40,761
Ashford Hospitality Trust, Inc.	1,677	17,625
Associated Estates Realty Corp.	1,316	21,214
AvalonBay Communities, Inc.	2,608	353,619
BioMed Realty Trust, Inc.	3,595	69,491
Boston Properties, Inc.	3,467	366,843
Brandywine Realty Trust	3,526	42,982
BRE Properties, Inc.	1,773	90,122

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
BRT Realty Trust (I)	597	$3,904
Camden Property Trust	1,934	131,918
Campus Crest Communities, Inc.	908	11,132
Capital Trust, Inc., Class A	1,087	2,283
CapLease, Inc.	1,672	9,313
Capstead Mortgage Corp.	2,151	24,672
CBL & Associates Properties, Inc.	3,673	77,904
Cedar Realty Trust, Inc.	2,411	12,730
Chatham Lodging Trust	582	8,951
Chesapeake Lodging Trust	1,032	21,548
Chimera Investment Corp.	23,852	62,254
Colonial Properties Trust	2,110	45,091
Colony Financial, Inc.	1,063	20,729
CommonWealth REIT	1,997	31,632
Coresite Realty Corp.	596	16,485
Corporate Office Properties Trust	1,885	47,087
Cousins Properties, Inc.	2,692	22,478
CreXus Investment Corp.	1,825	22,356
CubeSmart	2,961	43,142
CYS Investments, Inc.	3,269	38,607
DCT Industrial Trust, Inc. (L)	6,401	41,542
DDR Corp.	6,986	109,401
DiamondRock Hospitality Company	4,392	39,528
Digital Realty Trust, Inc.	2,833	192,332
Douglas Emmett, Inc.	3,208	74,746
Duke Realty Corp.	6,210	86,133
DuPont Fabros Technology, Inc. (L)	1,429	34,525
Dynex Capital, Inc. (L)	1,357	12,810
EastGroup Properties, Inc.	693	37,290
Education Realty Trust, Inc.	2,684	28,558
EPR Properties (L)	1,086	50,075
Equity Lifestyle Properties, Inc.	877	59,013
Equity One, Inc.	2,788	58,576
Equity Residential	7,446	421,965
Essex Property Trust, Inc.	823	120,693
Excel Trust, Inc. (L)	1,172	14,849
Extra Space Storage, Inc.	2,337	85,043
Federal Realty Investment Trust	1,456	151,453
FelCor Lodging Trust, Inc. (I)	3,275	15,294
First Industrial Realty Trust, Inc. (I)	2,195	30,906
First Potomac Realty Trust	1,455	17,984
Franklin Street Properties Corp. (L)	1,913	23,549
General Growth Properties, Inc.	21,531	427,390
Getty Realty Corp.	779	14,069
Gladstone Commercial Corp.	527	9,460
Glimcher Realty Trust	3,168	35,133
Government Properties Income Trust	1,296	31,065
Hatteras Financial Corp.	2,041	50,637
HCP, Inc.	9,897	447,146
Health Care REIT, Inc.	5,923	363,021
Healthcare Realty Trust, Inc.	2,016	48,404
Healthcare Trust of America, Inc.	3,476	34,412
Hersha Hospitality Trust	5,138	25,690
Highwoods Properties, Inc. (L)	1,715	57,367
Home Properties, Inc.	1,128	69,158
Hospitality Properties Trust	2,692	63,047
Host Hotels & Resorts, Inc. (L)	16,666	261,156
Hudson Pacific Properties, Inc.	1,159	24,409
Inland Real Estate Corp. (L)	2,441	20,456
Invesco Mortgage Capital, Inc.	2,486	48,999
Investors Real Estate Trust (L)	2,602	22,715
iStar Financial, Inc. (I)	1,937	15,787
Kilroy Realty Corp. (L)	1,666	78,918

The accompanying notes are an integral part of the financial statements.	94
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Kimco Realty Corp.	9,381	$181,241
Kite Realty Group Trust	2,402	13,427
LaSalle Hotel Properties	2,027	51,466
Lexington Realty Trust	4,196	43,848
Liberty Property Trust	2,719	97,259
LTC Properties, Inc.	288	10,135
Mack-Cali Realty Corp.	1,856	48,460
Medical Properties Trust, Inc. (L)	3,201	38,284
MFA Financial, Inc.	7,751	62,861
Mid-America Apartment Communities, Inc.	951	61,577
Mission West Properties, Inc.	867	7,898
Monmouth Real Estate
Investment Corp., Class A	1,202	12,453
National Health Investments, Inc.	313	17,694
National Retail Properties, Inc. (L)	2,499	77,969
New York Mortgage Trust, Inc.	1,540	9,733
Newcastle Investment Corp.	3,872	33,609
NorthStar Realty Finance Corp. (L)	3,620	25,485
Omega Healthcare Investors, Inc. (L)	2,439	58,170
One Liberty Properties, Inc.	554	11,241
Parkway Properties, Inc.	636	8,898
Pebblebrook Hotel Trust	1,424	32,894
Pennsylvania Real Estate Investment Trust	1,314	23,179
PennyMac Mortgage Investment Trust	1,188	30,045
Piedmont Office Realty Trust, Inc., Class A	3,694	66,677
Plum Creek Timber Company, Inc. (L)	3,713	164,746
PMC Commercial Trust	406	2,883
Post Properties, Inc.	1,263	63,087
Potlatch Corp.	951	37,270
Prologis, Inc.	10,665	389,166
PS Business Parks, Inc.	556	36,129
Public Storage	3,950	572,592
RAIT Financial Trust	1,551	8,763
Ramco-Gershenson Properties Trust	1,184	15,759
Rayonier, Inc.	2,775	143,828
Realty Income Corp. (L)	3,036	122,078
Redwood Trust, Inc. (L)	1,816	30,672
Regency Centers Corp.	2,052	96,690
Resource Capital Corp.	2,309	12,930
Retail Opportunity Investments Corp.	310	3,987
Retail Properties of America, Inc., Class A	3,187	38,148
RLJ Lodging Trust	2,541	49,219
Rouse Properties, Inc.	1,216	20,575
Ryman Hospitality Properties (L)	1,109	42,652
Sabra Health Care REIT, Inc.	982	21,329
Saul Centers, Inc.	524	22,422
Select Income REIT	952	23,581
Senior Housing Properties Trust (L)	3,905	92,314
Simon Property Group, Inc.	6,963	1,100,781
SL Green Realty Corp.	2,046	156,826
Sovran Self Storage, Inc.	710	44,091
Spirit Realty Capital, Inc.	1,459	25,941
STAG Industrial, Inc.	933	16,766
Starwood Property Trust, Inc.	2,832	65,023
Strategic Hotels & Resorts, Inc. (I)	4,829	30,906
Summit Hotel Properties, Inc.	1,323	12,569
Sun Communities, Inc.	684	27,285
Sunstone Hotel Investors, Inc. (I)	3,276	35,086
Tanger Factory Outlet Centers	2,168	74,146
Taubman Centers, Inc.	1,399	110,129
Terreno Realty Corp.	685	10,576
The Macerich Company	3,040	177,232
Two Harbors Investment Corp.	6,288	69,671

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
UDR, Inc.	5,691	$135,332
UMH Properties, Inc.	888	9,173
Universal Health Realty Income Trust	329	16,651
Urstadt Biddle Properties, Inc.	242	4,310
Urstadt Biddle Properties, Inc., Class A (L)	886	17,436
Ventas, Inc.	6,760	437,507
Vornado Realty Trust	4,300	344,344
Washington Real Estate Investment Trust	1,560	40,794
Weingarten Realty Investors	2,862	76,616
Western Asset Mortgage Capital Corp.	186	3,677
Weyerhaeuser Company	12,354	343,688
Whitestone REIT	479	6,730
Winthrop Realty Trust	996	11,006
WP Carey, Inc. (L)	1,467	76,504
		13,062,195
Real Estate Management & Development - 0.2%
Alexander & Baldwin, Inc. (I)	1,025	30,104
Altisource Asset Management Corp. (I)	56	4,592
Altisource Portfolio Solutions SA (I)	562	48,700
Altisource Residential Corp., Class B (I)	187	2,962
American Spectrum Realty, Inc. (I)	265	893
AV Homes, Inc. (I)	578	8,219
Brookfield Office Properties Corp.	11,409	194,067
CBRE Group, Inc., Class A (I)	7,477	148,792
Consolidated-Tomoka Land Company (L)	311	9,644
Forest City Enterprises, Inc., Class A (I)	4,002	64,632
Forestar Group, Inc. (I)	777	13,465
Jones Lang LaSalle, Inc.	1,021	85,703
Kennedy-Wilson Holdings, Inc.	1,050	14,679
Tejon Ranch Company (I)	488	13,703
The Howard Hughes Corp. (I)	917	66,959
The St. Joe Company (I)(L)	2,200	50,776
Thomas Properties Group, Inc.	1,457	7,882
Zillow, Inc., Class A (I)(L)	673	18,676
		784,448
Thrifts & Mortgage Finance - 0.3%
Astoria Financial Corp.	2,156	20,180
Bank Mutual Corp.	1,528	6,570
BankFinancial Corp.	831	6,166
Beneficial Mutual Bancorp, Inc. (I)	1,922	18,259
Berkshire Hill Bancorp, Inc.	656	15,652
BofI Holding, Inc. (I)	329	9,169
Brookline Bancorp, Inc.	1,601	13,609
Cape Bancorp, Inc.	900	7,821
Capitol Federal Financial, Inc.	2,858	33,410
Charter Financial Corp.	850	9,010
Chicopee Bancorp, Inc. (I)	261	4,147
Clifton Savings Bancorp, Inc.	529	5,962
Dime Community Bancshares, Inc.	830	11,529
Doral Financial Corp. (I)	3,913	2,833
ESB Financial Corp.	642	8,905
EverBank Financial Corp.	2,679	39,944
Federal Agricultural Mortgage Corp., Class C	323	10,498
Federal National Mortgage Association (I)(L)	30,524	7,784
First Defiance Financial Corp.	319	6,122
First Financial Northwest, Inc. (I)	873	6,591
Flagstar Bancorp, Inc. (I)	1,172	22,737
Flushing Financial Corp.	852	13,070
Fox Chase Bancorp, Inc.	564	9,391
Franklin Financial Corp.	539	8,937
Hampden Bancorp, Inc.	343	5,148
Heritage Financial Group, Inc.	505	6,964

The accompanying notes are an integral part of the financial statements.	95
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
HomeStreet, Inc. (I)	394	$10,067
Hudson City Bancorp, Inc.	12,343	100,349
IMPAC Mortgage Holdings, Inc. (I)	266	3,751
Kearny Financial Corp.	1,615	15,746
Meridian Interstate Bancorp, Inc. (I)	515	8,642
MGIC Investment Corp. (I)	4,683	12,457
NASB Financial, Inc. (I)(L)	241	5,150
New York Community Bancorp, Inc. (L)	10,122	132,598
Northfield Bancorp, Inc. (L)	1,063	16,211
Northwest Bancshares, Inc.	1,224	14,859
Ocean Shore Holding Company	528	7,814
OceanFirst Financial Corp.	794	10,918
Ocwen Financial Corp. (I)	3,104	107,367
Oritani Financial Corp.	1,190	18,231
People’s United Financial, Inc.	8,054	97,373
Provident Financial Holdings, Inc.	475	8,313
Provident Financial Services, Inc.	1,435	21,410
Provident New York Bancorp	1,226	11,414
Radian Group, Inc. (L)	3,649	22,295
Rockville Financial, Inc.	992	12,797
Roma Financial Corp.	941	14,228
Security National Financial Corp. (I)	400	3,512
SI Financial Group, Inc.	581	6,682
Teche Holding Company	194	7,329
Territorial Bancorp, Inc.	483	11,037
TFS Financial Corp. (I)	7,160	68,879
Timberland Bancorp, Inc. (I)	608	4,220
Tree.com, Inc.	454	8,186
TrustCo Bank Corp.	2,990	15,787
ViewPoint Financial Group	889	18,616
Walker & Dunlop, Inc. (I)	894	14,894
Washington Federal, Inc.	2,029	34,229
Waterstone Financial, Inc. (I)	833	6,497
Westfield Financial, Inc.	1,133	8,192
WSFS Financial Corp.	229	9,675
		1,180,133
		65,506,558
Health Care - 10.8%
Biotechnology - 1.8%
Aastrom Biosciences Inc (I)	3,164	3,987
Acadia Pharmaceuticals, Inc. (I)	842	3,915
Achillion Pharmaceuticals, Inc. (I)(L)	1,982	15,896
Acorda Therapeutics, Inc. (I)	997	24,785
Aegerion Pharmaceuticals, Inc. (I)	628	15,945
Affymax, Inc. (I)	914	17,366
Agenus, Inc. (I)	742	3,042
Alexion Pharmaceuticals, Inc. (I)	4,418	414,453
Alkermes PLC (I)(L)	3,094	57,301
Allos Therapeutics, Inc. (I)	2,833	0
Alnylam Pharmaceuticals, Inc. (I)(L)	1,341	24,473
AMAG Pharmaceuticals, Inc. (I)	504	7,414
Amgen, Inc.	17,669	1,525,188
Amicus Therapeutics, Inc. (I)	2,133	5,716
Anacor Pharmaceuticals, Inc. (I)	1,512	7,862
Anthera Pharmaceuticals, Inc. (I)	971	602
Arena Pharmaceuticals, Inc. (I)(L)	4,811	43,395
Ariad Pharmaceuticals, Inc. (I)	3,830	73,459
Array BioPharma, Inc. (I)	2,419	8,999
Astex Pharmaceuticals (I)	2,106	6,128
AVEO Pharmaceuticals, Inc. (I)	937	7,543
BioCryst Pharmaceuticals, Inc. (I)	1,345	1,910
Biogen Idec, Inc. (I)	5,405	792,751

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
BioMarin Pharmaceutical, Inc. (I)	2,818	$138,787
BioMimetic Therapeutics, Inc. (I)	557	4,033
Biospecifics Technologies Corp. (I)	213	3,184
Biota Pharmaceuticals, Inc.	370	1,476
Cel-Sci Corp. (I)	9,231	2,492
Celgene Corp. (I)	9,900	779,328
Cell Therapeutics, Inc. (I)	3,833	4,983
Celldex Therapeutics, Inc. (I)(L)	1,790	12,011
Celsion Corp. (I)	529	4,333
Cepheid, Inc. (I)(L)	1,496	50,580
Chelsea Therapeutics International, Ltd. (I)	1,686	1,281
ChemoCentryx, Inc. (I)	366	4,004
Clovis Oncology, Inc. (I)	543	8,688
Codexis, Inc. (I)	682	1,507
Coronado Biosciences, Inc. (I)	808	3,644
Cubist Pharmaceuticals, Inc. (I)(L)	1,446	60,819
Curis, Inc. (I)	1,723	5,910
Cyclacel Pharmaceuticals, Inc. (I)	637	3,879
Cytokinetics, Inc. (I)	3,553	2,345
Cytomedix, Inc. (I)	2,220	1,598
Cytori Therapeutics, Inc. (I)(L)	1,530	4,315
CytRx Corp. (I)	916	1,713
Dendreon Corp. (I)(L)	3,465	18,295
Discovery Laboratories, Inc. (I)	1,667	3,517
Durata Therapeutics, Inc. (I)	473	3,614
Dyax Corp. (I)	861	2,996
Dynavax Technologies Corp. (I)(L)	3,740	10,696
Emergent Biosolutions, Inc. (I)	908	14,564
Enzon Pharmaceuticals, Inc.	1,758	7,788
Exact Sciences Corp. (I)	1,523	16,129
Exelixis, Inc. (I)(L)	4,652	21,260
Galena Biopharma, Inc. (I)	2,532	3,874
Genomic Health, Inc. (I)(L)	747	20,363
Geron Corp. (I)(L)	2,658	3,748
Gilead Sciences, Inc. (I)	17,358	1,274,945
GTx, Inc. (I)	1,712	7,190
Halozyme Therapeutics, Inc. (I)(L)	2,595	17,412
Hyperion Therapeutics, Inc. (I)	371	4,185
Idenix Pharmaceuticals, Inc. (I)(L)	3,321	16,107
Idera Pharmaceuticals, Inc. (I)	1,889	1,681
ImmunoCellular Therapeutics, Ltd. (I)	2,073	3,980
Immunogen, Inc. (I)	1,931	24,620
Immunomedics, Inc. (I)	2,223	6,491
Incyte Corp. (I)(L)	3,053	50,710
Infinity Pharmaceuticals, Inc. (I)	970	33,950
Insmed, Inc. (I)	734	4,910
Intercept Pharmaceuticals, Inc. (I)	267	9,142
InterMune, Inc. (I)	1,581	15,320
Ironwood Pharmaceuticals, Inc. (I)(L)	2,647	29,355
Isis Pharmaceuticals, Inc. (I)(L)	2,245	23,483
Keryx Biopharmaceuticals Inc. (I)	135	354
Kythera Biopharmaceuticals, Inc. (I)	223	6,766
Lexicon Pharmaceuticals, Inc. (I)	11,846	26,298
Ligand Pharmaceuticals, Inc., Class B (I)	158	3,277
MannKind Corp. (I)	5,031	11,622
Maxygen, Inc.	1,126	2,770
Medivation, Inc. (I)	1,732	88,609
Merrimack Pharmaceuticals, Inc. (I)	2,313	14,086
Metabolix, Inc. (I)	824	1,220
Momenta Pharmaceuticals, Inc. (I)	1,128	13,288
Myriad Genetics, Inc. (I)	1,918	52,266
Nanosphere, Inc. (I)	1,542	4,441
Neuralstem, Inc. (I)	3,449	3,790

The accompanying notes are an integral part of the financial statements.	96
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (I)	1,654	$12,372
NewLink Genetics Corp. (I)	768	9,600
Northwest Biotherapeutics, Inc. (I)	1,270	3,962
Novavax, Inc. (I)	4,882	9,227
NPS Pharmaceuticals, Inc. (I)(L)	2,218	20,184
Oncothyreon, Inc. (I)	1,961	3,765
Onyx Pharmaceuticals, Inc. (I)	1,490	112,540
Opko Health, Inc. (I)	7,133	34,310
Orexigen Therapeutics, Inc. (I)(L)	2,340	12,332
Osiris Therapeutics, Inc. (I)	1,011	9,079
PDL BioPharma, Inc. (L)	3,179	22,412
Peregrine Pharmaceuticals, Inc. (I)	3,151	4,159
Pharmacyclics, Inc. (I)	1,638	94,840
PharmAthene, Inc. (I)	2,050	2,296
Progenics Pharmaceuticals, Inc. (I)	2,051	6,112
Protalix BioTherapeutics, Inc. (I)	2,723	14,132
Raptor Pharmaceutical Corp. (I)	1,261	7,377
Regeneron Pharmaceuticals, Inc. (I)	2,222	380,118
Regulus Therapeutics, Inc. (I)	769	4,845
Repligen Corp. (I)(L)	1,012	6,365
Rigel Pharmaceuticals, Inc. (I)	2,154	14,001
Sangamo Biosciences, Inc. (I)	1,339	8,047
Sarepta Therapeutics, Inc. (I)	590	15,222
Savient Pharmaceuticals, Inc. (I)(L)	1,834	1,926
Seattle Genetics, Inc. (I)(L)	2,734	63,429
SIGA Technologies, Inc. (I)	1,202	3,149
Spectrum Pharmaceuticals, Inc. (L)	1,314	14,704
Sunesis Pharmaceuticals, Inc. (I)	1,601	6,724
Synageva BioPharma Corp. (I)(L)	551	25,506
Synergy Pharmaceuticals, Inc. (I)	1,368	7,196
Synta Pharmaceuticals Corp. (I)	1,907	17,201
Targacept, Inc. (I)	722	3,162
TESARO, Inc. (I)	366	6,204
Theravance, Inc. (I)(L)	2,289	50,976
Threshold Pharmaceuticals, Inc. (I)	1,171	4,930
Trovagene, Inc. (I)	540	3,742
Unigene Laboratories, Inc. (I)	3,859	533
United Therapeutics Corp. (I)	1,150	61,433
Vanda Pharmaceuticals, Inc. (I)	813	3,008
Vertex Pharmaceuticals, Inc. (I)	4,956	207,855
Vical, Inc. (I)	3,089	8,989
XOMA Corp. (I)	2,065	4,946
Zalicus, Inc. (I)	2,383	1,549
ZIOPHARM Oncology, Inc. (I)(L)	2,641	10,987
		7,357,598
Health Care Equipment & Supplies - 2.2%
Abaxis, Inc. (L)	587	21,778
Abbott Laboratories	36,038	2,360,489
ABIOMED, Inc. (I)(L)	856	11,522
Accuray, Inc. (I)	1,959	12,596
Alere, Inc. (I)	1,898	35,113
Align Technology, Inc. (I)	1,916	53,169
Alphatec Holdings, Inc. (I)	2,105	3,473
Analogic Corp.	318	23,627
AngioDynamics, Inc. (I)	1,074	11,803
Antares Pharma, Inc. (I)(L)	3,213	12,242
ArthroCare Corp. (I)	692	23,936
AtriCure, Inc. (I)	522	3,602
Atrion Corp.	62	12,152
Baxter International, Inc.	12,562	837,383
Becton, Dickinson and Company	4,592	359,048
Biolase, Inc. (I)	1,202	2,224
Boston Scientific Corp. (I)	32,944	188,769

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
C.R. Bard, Inc.	1,926	$188,247
Cantel Medical Corp.	272	8,087
Cardiovascular Systems, Inc. (I)	601	7,543
CareFusion Corp. (I)	5,094	145,587
Conceptus, Inc. (I)	813	17,081
CONMED Corp.	746	20,851
Cyberonics, Inc. (I)	620	32,569
Cynosure, Inc., Class A (I)	66	1,591
Delcath Systems, Inc. (I)	1,249	1,536
DENTSPLY International, Inc.	3,201	126,792
DexCom, Inc. (I)(L)	1,694	23,055
Edwards Lifesciences Corp. (I)	2,650	238,951
Endologix, Inc. (I)	1,563	22,257
EnteroMedics, Inc. (I)	2,044	5,723
Exactech, Inc. (I)	465	7,882
GenMark Diagnostics, Inc. (I)	864	7,776
Globus Medical, Inc., Class A (I)	1,728	18,127
Greatbatch, Inc. (I)	646	15,013
Haemonetics Corp. (I)(L)	1,210	49,416
Hansen Medical, Inc. (I)	1,736	3,611
HeartWare International, Inc. (I)	353	29,634
Hill-Rom Holdings, Inc.	1,350	38,475
Hologic, Inc. (I)	6,043	121,041
ICU Medical, Inc. (I)	360	21,935
IDEXX Laboratories, Inc. (I)	1,307	121,290
Insulet Corp. (I)(L)	1,189	25,231
Integra LifeSciences Holdings Corp. (I)	690	26,889
Intuitive Surgical, Inc. (I)	917	449,669
Invacare Corp.	804	13,105
LeMaitre Vascular, Inc.	746	4,282
MAKO Surgical Corp. (I)(L)	1,016	13,076
Masimo Corp.	1,282	26,935
Medical Action Industries, Inc. (I)	647	1,740
Medtronic, Inc.	23,414	960,442
MELA Sciences, Inc. (I)	893	1,598
Meridian Bioscience, Inc. (L)	1,077	21,809
Merit Medical Systems, Inc. (I)	1,003	13,942
Natus Medical, Inc. (I)	845	9,447
Navidea Biopharmaceuticals, Inc. (I)	3,393	9,602
Neogen Corp. (I)	594	26,920
NuVasive, Inc. (I)	995	15,383
NxStage Medical, Inc. (I)	1,350	15,188
OraSure Technologies, Inc. (I)	1,641	11,782
Orthofix International NV (I)	450	17,699
PhotoMedex, Inc. (I)	575	8,343
Quidel Corp. (I)(L)	889	16,598
ResMed, Inc. (L)	3,239	134,645
RTI Biologics, Inc. (I)	1,955	8,348
Sirona Dental Systems, Inc. (I)	1,226	79,028
Spectranetics Corp. (I)	1,076	15,893
St. Jude Medical, Inc.	7,230	261,292
Staar Surgical Company (I)	873	5,325
STERIS Corp.	1,211	42,058
Stryker Corp.	8,748	479,565
SurModics, Inc. (I)	502	11,225
Symmetry Medical, Inc. (I)	1,015	10,678
Synergetics USA, Inc. (I)	781	3,749
Teleflex, Inc.	962	68,600
The Cooper Companies, Inc.	1,085	100,341
Thoratec Corp. (I)	1,365	51,215
TranS1, Inc. (I)	1,095	2,716
Unilife Corp. (I)	1,601	3,634
Uroplasty, Inc. (I)(L)	1,021	3,298

The accompanying notes are an integral part of the financial statements.	97
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (I)(L)	2,544	$178,691
Vascular Solutions, Inc. (I)	536	8,469
Volcano Corp. (I)(L)	1,271	30,008
West Pharmaceutical Services, Inc.	811	44,402
Wright Medical Group, Inc. (I)(L)	1,050	22,040
Young Innovations, Inc.	275	10,838
Zimmer Holdings, Inc.	4,013	267,507
		8,780,241
Health Care Providers & Services - 2.0%
Acadia Healthcare Company, Inc. (I)	792	18,477
Accretive Health, Inc. (I)	2,325	26,877
Aetna, Inc.	7,690	356,047
Air Methods Corp.	930	34,308
Almost Family, Inc.	242	4,903
Amedisys, Inc. (I)(L)	738	8,317
AmerisourceBergen Corp.	5,788	249,926
AMN Healthcare Services, Inc. (I)	1,002	11,573
Amsurg Corp. (I)	790	23,708
Assisted Living Concepts, Inc., Class A	455	4,436
Bio-Reference Labs, Inc. (I)(L)	734	21,058
BioScrip, Inc. (I)	1,315	14,163
Brookdale Senior Living, Inc. (I)	2,906	73,580
Capital Senior Living Corp. (I)	703	13,139
Cardinal Health, Inc.	7,854	323,428
CardioNet, Inc. (I)	1,057	2,410
Catamaran Corp. (I)	4,630	218,119
Centene Corp. (I)	1,186	48,626
Chemed Corp. (L)	429	29,425
Cigna Corp.	6,621	353,959
Community Health Systems, Inc.	2,086	64,124
Corvel Corp. (I)	332	14,884
Coventry Health Care, Inc.	3,069	137,583
DaVita HealthCare Partners, Inc. (I)	2,170	239,850
Emeritus Corp. (I)	1,079	26,673
ExamWorks Group, Inc. (I)	1,017	14,228
Express Scripts Holding Company (I)	18,619	1,005,426
Five Star Quality Care, Inc. (I)	1,369	6,859
Gentiva Health Services, Inc. (I)(L)	809	8,130
Hanger, Inc. (I)	841	23,010
HCA Holdings, Inc.	10,083	304,204
Health Management
Associates, Inc., Class A (I)	6,080	56,666
Health Net, Inc. (I)	1,806	43,886
HealthSouth Corp. (I)	2,288	48,300
Healthways, Inc. (I)	968	10,358
Henry Schein, Inc. (I)(L)	2,015	162,127
HMS Holdings Corp. (I)(L)	2,028	52,566
Humana, Inc.	3,725	255,647
IPC The Hospitalist Company, Inc. (I)	426	16,916
Kindred Healthcare, Inc. (I)(L)	1,247	13,493
Laboratory Corp. of America Holdings (I)	2,185	189,265
Landauer, Inc. (L)	263	16,098
LCA-Vision, Inc. (I)	715	2,038
LHC Group, Inc. (I)	506	10,778
LifePoint Hospitals, Inc. (I)(L)	1,152	43,488
Magellan Health Services, Inc. (I)	512	25,088
McKesson Corp.	5,420	525,523
MedCath Corp.	613	840
MEDNAX, Inc. (I)(L)	1,135	90,255
Molina Healthcare, Inc. (I)	1,059	28,657
MWI Veterinary Supply, Inc. (I)(L)	319	35,090
National Healthcare Corp.	369	17,350
National Research Corp.	200	10,840

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Omnicare, Inc. (L)	2,545	$91,875
Owens & Minor, Inc.	1,324	37,747
Patterson Companies, Inc.	2,455	84,035
PDI, Inc. (I)	770	5,852
PharMerica Corp. (I)	818	11,648
PSS World Medical, Inc. (I)	1,202	34,714
Quest Diagnostics, Inc.	3,650	212,686
RadNet, Inc. (I)	1,485	3,757
Select Medical Holdings Corp.	3,255	30,695
Skilled Healthcare Group, Inc., Class A (I)(L)	1,126	7,173
Sunrise Senior Living, Inc.	1,485	21,354
Team Health Holdings, Inc. (I)	1,609	46,291
Tenet Healthcare Corp. (I)	2,362	76,694
The Ensign Group, Inc.	547	14,873
The Providence Service Corp. (I)	384	6,524
Triple-S Management Corp., Class B (I)	5	92
UnitedHealth Group, Inc.	23,721	1,286,627
Universal American Corp.	1,908	16,390
Universal Health Services, Inc., Class B	2,207	106,708
US Physical Therapy, Inc.	377	10,383
Vanguard Health Systems, Inc. (I)	1,912	23,422
VCA Antech, Inc. (I)	2,095	44,100
WellCare Health Plans, Inc. (I)	1,019	49,615
WellPoint, Inc.	7,483	455,864
		8,015,838
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	3,888	36,625
athenahealth, Inc. (I)	854	62,726
Cerner Corp. (I)	3,921	304,426
Computer Programs & Systems, Inc.	275	13,844
Epocrates, Inc. (I)(L)	733	6,465
Greenway Medical Technologies, Inc. (I)(L)	752	11,551
HealthStream, Inc. (I)	711	17,284
MedAssets, Inc. (I)	1,448	24,283
Medidata Solutions, Inc. (I)	654	25,630
Merge Healthcare, Inc. (I)	1,992	4,920
Omnicell, Inc. (I)	189	2,810
Quality Systems, Inc.	1,382	23,992
Vocera Communications, Inc. (I)	551	13,830
		548,386
Life Sciences Tools & Services - 0.5%
Affymetrix, Inc. (I)	2,012	6,378
Agilent Technologies, Inc.	8,024	328,503
Apricus Biosciences, Inc. (I)(L)	775	1,542
BG Medicine, Inc. (I)	1,563	3,611
Bio-Rad Laboratories, Inc., Class A (I)	662	69,543
Bruker Corp. (I)	3,989	60,912
Cambrex Corp. (I)	678	7,716
Charles River
Laboratories International, Inc. (I)	1,154	43,240
Complete Genomics, Inc. (I)	696	2,192
Covance, Inc. (I)	1,248	72,097
Enzo Biochem, Inc. (I)	1,398	3,775
Illumina, Inc. (I)(L)	2,824	156,986
Life Technologies Corp. (I)	3,998	196,222
Luminex Corp. (I)	925	15,503
Mettler-Toledo International, Inc. (I)(L)	711	137,436
Pacific Biosciences of California, Inc. (I)	960	1,632
PAREXEL International Corp. (I)	1,448	42,846
PerkinElmer, Inc.	2,680	85,063
Sequenom, Inc. (I)(L)	2,766	13,056
Techne Corp.	739	50,503

The accompanying notes are an integral part of the financial statements.	98
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	8,395	$535,433
Waters Corp. (I)	2,012	175,285
		2,009,474
Pharmaceuticals - 4.1%
Acelrx Pharmaceuticals, Inc. (I)	1,016	4,348
Acura Pharmaceuticals, Inc. (I)	1,383	3,070
Akorn, Inc. (I)(L)	2,250	30,060
Alexza Pharmaceuticals, Inc. (I)	317	1,569
Alimera Sciences, Inc. (I)	713	1,119
Allergan, Inc.	7,068	648,348
Ampio Pharmaceuticals, Inc. (I)	1,153	4,139
Auxilium Pharmaceuticals, Inc. (I)	1,190	22,051
AVANIR Pharmaceuticals, Inc., Class A (I)	2,804	7,375
Biosante Pharmaceuticals, Inc. (I)(L)	448	556
Bristol-Myers Squibb Company	38,590	1,257,648
Cadence Pharmaceuticals, Inc. (I)(L)	2,397	11,482
Cempra, Inc. (I)	651	4,166
Columbia Laboratories, Inc. (I)	2,813	1,788
Corcept Therapeutics, Inc. (I)	2,007	2,870
Cornerstone Therapeutics, Inc. (I)	761	3,600
Cumberland Pharmaceuticals, Inc. (I)	672	2,822
Depomed, Inc. (I)(L)	1,587	9,824
Durect Corp. (I)	2,824	2,598
Eli Lilly & Company	26,651	1,314,427
Endo Health Solutions, Inc. (I)	2,619	68,801
Endocyte, Inc. (I)	1,181	10,605
Forest Laboratories, Inc. (I)	6,116	216,017
Forest Laboratories, Inc.
(German Exchange) (I)	686	398
Hi-Tech Pharmacal Company, Inc.	366	12,803
Horizon Pharma, Inc. (I)	977	2,276
Hospira, Inc. (I)	3,794	118,525
Impax Laboratories, Inc. (I)	1,658	33,972
Indevus Pharmaceuticals, Inc. (I)	2,544	0
Johnson & Johnson	63,346	4,440,555
MAP Pharmaceuticals, Inc. (I)	919	14,437
Merck & Company, Inc.	69,982	2,865,063
Mylan, Inc. (I)	9,308	255,784
Nektar Therapeutics (I)(L)	2,587	19,170
Obagi Medical Products, Inc. (I)	555	7,542
Omeros Corp. (I)	1,116	5,792
Optimer Pharmaceuticals, Inc. (I)	1,209	10,941
Pacira Pharmaceuticals, Inc. (I)	778	13,592
Pain Therapeutics, Inc.	1,407	3,813
Pernix Therapeutics Holdings (I)	748	5,797
Perrigo Company (L)	2,143	222,936
Pfizer, Inc.	171,598	4,303,678
Pozen, Inc. (I)	1,227	6,147
Questcor Pharmaceuticals, Inc. (L)	1,339	35,778
Sagent Pharmaceuticals, Inc. (I)(L)	726	11,681
Salix Pharmaceuticals, Ltd. (I)	1,317	53,312
Santarus, Inc. (I)	1,623	17,821
Sciclone Pharmaceuticals, Inc. (I)(L)	1,138	4,905
Sucampo Pharmaceuticals, Inc., Class A (I)	1,511	7,404
Supernus Pharmaceuticals, Inc. (I)	844	6,051
The Medicines Company (I)	1,210	29,004
Transcept Pharmaceuticals, Inc. (I)	476	2,118
Trubion Pharmaceuticals, Inc. (I)	1,161	0
Ventrus Biosciences, Inc. (I)	458	989
ViroPharma, Inc. (I)	1,671	38,032
Vivus, Inc. (I)(L)	2,325	31,202
Watson Pharmaceuticals, Inc. (I)	2,927	251,722
XenoPort, Inc. (I)(L)	1,347	10,466

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Zogenix, Inc. (I)	4,904	$6,522
		16,479,511
		43,191,048
Industrials - 10.4%
Aerospace & Defense - 2.1%
AAR Corp.	1,006	18,792
Aerovironment, Inc. (I)	570	12,392
Alliant Techsystems, Inc.	687	42,567
American Science & Engineering, Inc.	220	14,346
API Technologies Corp. (I)	1,409	4,142
Astronics Corp. (I)	396	9,060
B/E Aerospace, Inc. (I)	2,360	116,584
CPI Aerostructures, Inc. (I)(L)	277	2,773
Cubic Corp.	656	31,468
Curtiss-Wright Corp.	1,137	37,328
DigitalGlobe, Inc. (I)(L)	1,164	28,448
Engility Holdings, Inc. (I)	390	7,511
Esterline Technologies Corp. (I)	729	46,372
Exelis, Inc.	4,311	48,585
GenCorp, Inc. (I)	1,536	14,054
General Dynamics Corp.	8,111	561,849
GeoEye, Inc. (I)	544	16,717
HEICO Corp., Class A	1,272	40,679
Hexcel Corp. (I)	2,343	63,167
Honeywell International, Inc.	17,929	1,137,954
Huntington Ingalls Industries, Inc.	1,174	50,881
Kratos Defense & Security Solutions, Inc. (I)	1,499	7,540
L-3 Communications Holdings, Inc.	2,209	169,254
LMI Aerospace, Inc. (I)	376	7,272
Lockheed Martin Corp.	7,434	686,084
Moog, Inc., Class A (I)	1,069	43,861
National Presto Industries, Inc.	167	11,540
Northrop Grumman Corp.	5,675	383,517
Orbital Sciences Corp. (I)	1,479	20,366
Precision Castparts Corp.	3,343	633,231
Raytheon Company	7,615	438,319
Rockwell Collins, Inc. (L)	3,267	190,041
SIFCO Industries, Inc.	288	4,536
Sparton Corp. (I)	344	4,771
Spirit Aerosystems Holdings, Inc., Class A (I)	3,191	54,151
Sypris Solutions, Inc.	379	1,501
Taser International, Inc. (I)	1,601	14,313
Teledyne Technologies, Inc. (I)	778	50,624
Textron, Inc.	6,428	159,350
The Boeing Company	17,270	1,301,467
The KEYW Holding Corp. (I)	815	10,342
TransDigm Group, Inc.	1,172	159,814
Triumph Group, Inc.	1,147	74,899
United Technologies Corp.	20,953	1,718,356
		8,450,818
Air Freight & Logistics - 0.7%
Air Transport Services Group, Inc. (I)	1,747	7,005
Atlas Air Worldwide Holdings, Inc. (I)	649	28,757
C.H. Robinson Worldwide, Inc.	3,702	234,040
Echo Global Logistics, Inc. (I)	676	12,148
Expeditors International of Washington, Inc.	4,831	191,066
FedEx Corp.	7,211	661,393
Forward Air Corp.	684	23,947
Hub Group, Inc., Class A (I)	839	28,190
Pacer International, Inc. (I)	1,603	6,252
Park-Ohio Holdings Corp. (I)	343	7,309

The accompanying notes are an integral part of the financial statements.	99
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Air Freight & Logistics (continued)
United Parcel Service, Inc., Class B	21,997	$1,621,839
UTi Worldwide, Inc.	2,522	33,795
XPO Logistics, Inc. (I)(L)	567	9,854
		2,865,595
Airlines - 0.2%
Alaska Air Group, Inc. (I)	1,567	67,522
Allegiant Travel Company	464	34,062
Delta Air Lines, Inc. (I)	19,504	231,512
Hawaiian Holdings, Inc. (I)	1,540	10,118
JetBlue Airways Corp. (I)(L)	6,490	37,058
Republic Airways Holdings, Inc. (I)(L)	1,141	6,481
SkyWest, Inc.	1,088	13,556
Southwest Airlines Company	17,283	176,978
Spirit Airlines, Inc. (I)	1,580	27,998
United Continental Holdings, Inc. (I)	7,681	179,582
US Airways Group, Inc. (I)	3,842	51,867
		836,734
Building Products - 0.2%
AAON, Inc.	644	13,440
Ameresco, Inc., Class A (I)	405	3,973
American Woodmark Corp. (I)	40	1,113
AO Smith Corp.	1,103	69,566
Apogee Enterprises, Inc.	713	17,091
Armstrong World Industries, Inc. (L)	1,369	69,449
Builders FirstSource, Inc. (I)(L)	2,899	16,176
Fortune Brands Home & Security, Inc. (I)	3,790	110,744
Gibraltar Industries, Inc. (I)	947	15,076
Griffon Corp. (L)	1,661	19,035
Insteel Industries, Inc. (L)	563	7,026
Lennox International, Inc.	1,177	61,816
Masco Corp.	8,300	138,278
NCI Building Systems, Inc. (I)	696	9,674
Nortek, Inc. (I)	223	14,774
Owens Corning, Inc. (I)	2,708	100,169
PGT, Inc. (I)	2,222	9,999
Quanex Building Products Corp.	980	20,002
Simpson Manufacturing Company, Inc.	1,094	35,872
Trex Company, Inc. (I)	422	15,711
Universal Forest Products, Inc.	257	9,776
USG Corp. (I)	2,526	70,905
		829,665
Commercial Services & Supplies - 0.6%
ABM Industries, Inc.	1,288	25,696
ACCO Brands Corp. (I)	2,455	18,020
ARC Document Solutions, Inc. (I)	873	2,235
Avery Dennison Corp.	2,321	81,049
Casella Waste Systems, Inc., Class A (I)	1,234	5,405
Cintas Corp. (L)	2,871	117,424
Clean Harbors, Inc. (I)	1,383	76,079
Consolidated Graphics, Inc. (I)	278	9,708
Copart, Inc. (I)	2,964	87,438
Corrections Corp. of America	2,313	82,042
Covanta Holding Corp.	3,037	55,942
Deluxe Corp. (L)	1,221	39,365
EnergySolutions, Inc. (I)	2,503	7,809
EnerNOC, Inc. (I)	701	8,237
Ennis, Inc.	718	11,107
Fuel Tech, Inc. (I)	793	3,331
G&K Services, Inc., Class A	454	15,504
Healthcare Services Group, Inc.	1,683	39,096
Heritage-Crystal Clean, Inc. (I)	385	5,779

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Herman Miller, Inc.	1,386	$29,688
HNI Corp.	1,139	34,238
Hudson Technologies, Inc. (I)	1,078	3,924
InnerWorkings, Inc. (I)	1,268	17,473
Interface, Inc. (L)	1,612	25,921
Intersections, Inc.	680	6,446
Iron Mountain, Inc.	4,363	135,471
KAR Auction Services, Inc.	3,078	62,299
Kimball International, Inc., Class B	1,061	12,318
Knoll, Inc.	1,200	18,432
McGrath RentCorp.	612	17,760
Metalico, Inc. (I)	1,349	2,644
Mine Safety Appliances Company	820	35,022
Mobile Mini, Inc. (I)(L)	1,167	24,309
Multi-Color Corp.	400	9,596
NL Industries, Inc.	1,224	14,015
Performant Financial Corp. (I)	421	4,252
Pitney Bowes, Inc. (L)	4,595	48,891
Quad/Graphics, Inc. (L)	1,184	24,142
R.R. Donnelley & Sons Company (L)	4,094	36,846
Republic Services, Inc.	8,563	251,153
Rollins, Inc.	3,435	75,707
Schawk, Inc.	698	9,186
Standard Parking Corp. (I)	481	10,577
Steelcase, Inc., Class A (L)	3,134	39,927
Stericycle, Inc. (I)	1,973	184,022
Swisher Hygiene, Inc. (I)	4,502	7,879
Sykes Enterprises, Inc. (I)	1,006	15,311
Team, Inc. (I)	244	9,282
Tetra Tech, Inc. (I)	1,545	40,865
The Brink’s Company	1,094	31,212
The Geo Group, Inc.	1,733	48,871
TMS International Corp., Class A (I)	1,082	13,547
UniFirst Corp.	375	27,495
United Stationers, Inc. (L)	1,007	31,207
US Ecology, Inc.	556	13,088
Versar, Inc. (I)	1,039	4,011
Viad Corp.	118	3,205
Waste Connections, Inc. (L)	2,839	95,930
Waste Management, Inc.	10,743	362,469
		2,529,897
Construction & Engineering - 0.3%
AECOM Technology Corp. (I)	2,650	63,070
Aegion Corp. (I)	1,004	22,279
Comfort Systems USA, Inc.	1,123	13,656
Dycom Industries, Inc. (I)	863	17,087
EMCOR Group, Inc.	1,435	49,665
Fluor Corp.	3,857	226,560
Furmanite Corp. (I)	1,469	7,889
Granite Construction, Inc.	951	31,973
Great Lakes Dredge & Dock Corp.	21	188
Jacobs Engineering Group, Inc. (I)	2,986	127,114
KBR, Inc.	3,378	101,070
Layne Christensen Company (I)(L)	532	12,912
MasTec, Inc. (I)(L)	1,643	40,960
Michael Baker Corp.	258	6,432
MYR Group, Inc. (I)	561	12,482
Northwest Pipe Company (I)	260	6,204
Orion Marine Group, Inc. (I)	763	5,578
Pike Electric Corp.	949	9,063
Primoris Services Corp.	1,267	19,056
Quanta Services, Inc. (I)	4,851	132,384
Sterling Construction Company, Inc. (I)	796	7,912

The accompanying notes are an integral part of the financial statements.	100
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
The Shaw Group, Inc. (I)	1,499	$69,868
Tutor Perini Corp. (I)	1,191	16,317
URS Corp.	1,743	68,430
		1,068,149
Electrical Equipment - 0.7%
Active Power, Inc. (I)	864	2,894
Acuity Brands, Inc.	944	63,937
American Electric Technologies, Inc. (I)	832	4,160
American Superconductor Corp. (I)	1,242	3,254
AMETEK, Inc.	5,550	208,514
AZZ, Inc.	1,024	39,352
Belden, Inc.	1,053	47,374
Brady Corp., Class A	1,044	34,870
Broadwind Energy, Inc. (I)	481	1,044
Capstone Turbine Corp. (I)	5,829	5,188
Coleman Cable, Inc.	773	7,166
Eaton Corp. PLC	10,627	575,983
Emerson Electric Company	16,766	887,927
Encore Wire Corp.	509	15,428
EnerSys, Inc. (I)	1,095	41,205
Enphase Energy, Inc. (I)	1,270	4,636
Espey Manufacturing & Electronics Corp.	162	4,082
Franklin Electric Company, Inc.	584	36,307
FuelCell Energy, Inc. (I)	236	216
General Cable Corp. (I)(L)	1,116	33,938
Global Power Equipment Group, Inc.	225	3,859
GrafTech International, Ltd. (I)(L)	2,967	27,860
Hubbell, Inc., Class B	1,387	117,382
II-VI, Inc. (I)(L)	1,532	27,990
Lighting Science Group Corp. (I)	3,647	2,042
Lime Energy Co. (I)	1,109	643
Polypore International, Inc. (I)(L)	1,089	50,639
Powell Industries, Inc. (I)	1	42
Preformed Line Products Company	151	8,972
Regal-Beloit Corp.	935	65,889
Rockwell Automation, Inc.	3,265	274,227
Roper Industries, Inc.	2,252	251,053
The Babcock & Wilcox Company	2,792	73,150
Thermon Group Holdings, Inc. (I)	760	17,123
Valence Technology, Inc. (I)	5,079	31
Vicor Corp. (I)	1,178	6,385
		2,944,762
Industrial Conglomerates - 1.9%
3M Company	15,879	1,474,365
Carlisle Companies, Inc.	1,464	86,025
Danaher Corp.	15,984	893,506
General Electric Company	242,626	5,092,720
Raven Industries, Inc. (L)	906	23,882
Seaboard Corp.	26	65,777
Standex International Corp.	320	16,413
		7,652,688
Machinery - 2.1%
Actuant Corp., Class A (L)	1,647	45,968
AGCO Corp. (I)	2,222	109,145
Alamo Group, Inc.	343	11,196
Albany International Corp., Class A	756	17,146
Altra Holdings, Inc.	757	16,692
American Railcar Industries, Inc.	519	16,468
Ampco-Pittsburgh Corp. (L)	317	6,334
Astec Industries, Inc.	567	18,898
Barnes Group, Inc.	1,329	29,849

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Blount International, Inc. (I)	1,228	$19,427
Briggs & Stratton Corp. (L)	754	15,894
Cascade Corp.	279	17,940
Caterpillar, Inc.	15,016	1,345,133
Chart Industries, Inc. (I)(L)	708	47,202
Chicago Rivet & Machine Company	209	4,065
CIRCOR International, Inc.	465	18,409
CLARCOR, Inc.	1,194	57,049
Colfax Corp. (I)(L)	2,176	87,802
Commercial Vehicle Group, Inc. (I)	1,067	8,760
Crane Company	1,269	58,729
Cummins, Inc.	4,395	476,198
Deere & Company	8,994	777,261
Donaldson Company, Inc.	3,471	113,988
Douglas Dynamics, Inc.	897	12,908
Dover Corp.	4,223	277,493
Dynamic Materials Corp.	379	5,268
EnPro Industries, Inc. (I)(L)	496	20,286
ESCO Technologies, Inc.	685	25,626
Federal Signal Corp. (I)	1,496	11,385
Flowserve Corp.	1,180	173,224
FreightCar America, Inc.	399	8,946
Gardner Denver, Inc.	1,122	76,857
Graco, Inc.	1,344	69,203
Graham Corp.	360	7,020
Greenbrier Companies, Inc. (I)(L)	617	9,977
Hardinge, Inc.	508	5,050
Harsco Corp.	1,823	42,841
Hyster-Yale Materials Handling, Inc.	293	14,298
Hyster-Yale Materials Handling, Inc., Class B	208	10,150
IDEX Corp.	1,962	91,292
Illinois Tool Works, Inc.	10,773	655,106
ITT Corp.	2,155	50,556
John Bean Technologies Corp.	744	13,221
Joy Global, Inc.	2,471	157,600
Kadant, Inc. (I)	356	9,438
Kaydon Corp.	801	19,168
Kennametal, Inc.	1,834	73,360
LB Foster Company, Class A	282	12,250
Lincoln Electric Holdings, Inc.	1,905	92,735
Lindsay Corp.	317	25,398
Lydall, Inc. (I)	557	7,987
Manitex International, Inc. (I)	420	2,999
Meritor, Inc. (I)	2,106	9,961
Middleby Corp. (I)	404	51,797
Miller Industries, Inc.	337	5,139
Mueller Industries, Inc.	554	27,717
Mueller Water Products, Inc., Class A	4,056	22,754
Navistar International Corp. (I)(L)	1,809	39,382
Nordson Corp.	1,439	90,830
Oshkosh Corp. (I)	2,074	61,494
PACCAR, Inc.	8,151	368,507
Pall Corp.	2,659	160,231
Parker Hannifin Corp.	3,461	294,393
Pentair, Ltd.	4,856	238,672
PMFG, Inc. (I)	848	7,708
Proto Labs, Inc. (I)	564	22,233
RBC Bearings, Inc. (I)	550	27,539
Rexnord Corp. (I)	2,268	48,308
Robbins & Myers, Inc.	952	56,596
Sauer-Danfoss, Inc.	1,156	61,696
Snap-on, Inc.	1,315	103,872
SPX Corp.	1,155	81,023

The accompanying notes are an integral part of the financial statements.	101
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Stanley Black & Decker, Inc.	3,886	$287,447
Sun Hydraulics Corp.	689	17,969
Tecumseh Products Company, Class A (I)	535	2,472
Tennant Company	271	11,910
Terex Corp. (I)(L)	2,504	70,387
The Eastern Company	226	3,575
The Gorman-Rupp Company (L)	538	16,049
The LS Starrett Company, Class A	473	4,588
The Manitowoc Company, Inc. (L)	3,212	50,364
The Toro Company	1,235	53,080
Timken Company	2,230	106,661
Titan International, Inc. (L)	1,210	26,281
Trimas Corp. (I)	990	27,680
Trinity Industries, Inc.	1,771	63,437
Twin Disc, Inc. (L)	312	5,438
Valmont Industries, Inc.	632	86,300
Wabash National Corp. (I)(L)	1,473	13,213
WABCO Holdings, Inc. (I)	1,477	96,286
Wabtec Corp.	1,089	95,331
Watts Water Technologies, Inc., Class A	657	28,244
Woodward, Inc.	1,542	58,796
Xerium Technologies, Inc. (I)	324	988
Xylem, Inc.	4,311	116,828
		8,324,371
Marine - 0.0%
Eagle Bulk Shipping, Inc. (I)	529	794
Genco Shipping & Trading, Ltd. (I)	955	3,333
Kirby Corp. (I)	1,256	77,734
Matson, Inc. (L)	1,025	25,338
Rand Logistics, Inc. (I)	557	3,621
		110,820
Professional Services - 0.3%
Acacia Research Corp. (I)	1,195	30,652
CBIZ, Inc. (I)(L)	1,604	9,480
CDI Corp.	578	9,901
CRA International, Inc. (I)	287	5,674
Equifax, Inc.	2,719	147,152
Exponent, Inc. (I)	362	20,210
Franklin Covey Company (I)	557	7,185
FTI Consulting, Inc. (I)	1,037	34,221
Heidrick & Struggles International, Inc.	459	7,004
Hill International, Inc. (I)	1,724	6,310
Huron Consulting Group, Inc. (I)	570	19,203
ICF International, Inc. (I)	571	13,384
IHS, Inc., Class A (I)	1,496	143,616
Insperity, Inc.	655	21,327
Kelly Services, Inc., Class A	880	13,851
Kforce, Inc.	1,102	15,792
Korn/Ferry International (I)	1,149	18,223
Manpower, Inc.	1,845	78,302
Mistras Group, Inc. (I)	687	16,962
Navigant Consulting Company (I)	1,351	15,077
Odyssey Marine Exploration, Inc. (I)	2,604	7,734
On Assignment, Inc. (I)	980	19,874
Pendrell Corp. (I)	6,139	7,797
Resources Connection, Inc.	976	11,653
Robert Half International, Inc.	3,317	105,547
RPX Corp. (I)	1,202	10,866
The Advisory Board Company (I)	788	36,871
The Corporate Executive Board Company	764	36,259
The Dolan Company (I)	898	3,493
The Dun & Bradstreet Corp. (L)	1,006	79,122

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Towers Watson & Company, Class A	1,624	$91,285
TrueBlue, Inc. (I)	1,126	17,735
Verisk Analytics, Inc., Class A (I)	3,767	192,117
VSE Corp.	167	4,093
WageWorks, Inc. (I)	353	6,283
		1,264,255
Road & Rail - 0.9%
Amerco, Inc.	457	57,952
Arkansas Best Corp.	705	6,733
Avis Budget Group, Inc. (I)(L)	2,532	50,184
Celadon Group, Inc.	717	12,956
Con-way, Inc.	1,284	35,721
CSX Corp.	24,017	473,855
Genesee & Wyoming, Inc., Class A (I)	1,150	87,492
Heartland Express, Inc. (L)	1,982	25,905
Hertz Global Holdings, Inc. (I)	9,778	159,088
J.B. Hunt Transport Services, Inc. (L)	2,652	158,351
Kansas City Southern	2,536	211,705
Knight Transportation, Inc.	1,874	27,417
Landstar System, Inc.	934	48,998
Marten Transport, Ltd.	643	11,825
Norfolk Southern Corp.	7,759	479,817
Old Dominion Freight Line, Inc. (I)	1,173	40,210
Patriot Transportation Holding, Inc. (I)	282	8,017
Providence and Worcester Railroad Company	251	3,491
Quality Distribution, Inc. (I)	1,139	6,834
Roadrunner Transportation Systems, Inc. (I)	815	14,784
Ryder Systems, Inc.	1,195	59,666
Saia, Inc. (I)	429	9,918
Swift Transportation Company (I)	3,346	30,516
Union Pacific Corp.	10,894	1,369,594
Universal Truckload Services, Inc.	521	9,508
USA Truck, Inc. (I)	383	1,314
Werner Enterprises, Inc. (L)	1,247	27,022
YRC Worldwide, Inc. (I)	304	2,052
Zipcar, Inc. (I)	795	6,551
		3,437,476
Trading Companies & Distributors - 0.4%
Air Lease Corp. (I)(L)	2,268	48,762
Aircastle, Ltd.	1,601	20,077
Applied Industrial Technologies, Inc.	830	34,868
Beacon Roofing Supply, Inc. (I)(L)	1,131	37,640
BlueLinx Holdings, Inc. (I)	1,450	4,075
CAI International, Inc. (I)	572	12,555
DXP Enterprises, Inc. (I)	367	18,009
Edgen Group, Inc. (I)	1,131	7,985
Fastenal Company (L)	6,825	318,659
GATX Corp.	997	43,170
H&E Equipment Services, Inc.	922	13,895
Houston Wire & Cable Company	638	7,828
Kaman Corp.	670	24,656
MRC Global, Inc. (I)	2,326	64,616
MSC Industrial Direct Company, Inc., Class A	1,442	108,698
Rush Enterprises, Inc., Class A (I)	968	20,009
SeaCube Container Leasing, Ltd. (L)	553	10,424
TAL International Group, Inc. (L)	812	29,541
Textainer Group Holdings, Ltd.	1,298	40,835
Titan Machinery, Inc. (I)	544	13,437
United Rentals, Inc. (I)	2,105	95,820
W.W. Grainger, Inc.	1,618	327,435
Watsco, Inc. (L)	810	60,669
WESCO International, Inc. (I)	1,020	68,779

The accompanying notes are an integral part of the financial statements.	102
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Willis Lease Finance Corp. (I)	469	$6,711
		1,439,153
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Company LLC	1,113	50,708
Wesco Aircraft Holdings, Inc. (I)(L)	2,091	27,622
		78,330
		41,832,713
Information Technology - 18.1%
Communications Equipment - 1.7%
Acme Packet, Inc. (I)(L)	1,538	34,021
ADTRAN, Inc. (L)	1,539	30,072
Arris Group, Inc. (I)	2,666	39,830
Aruba Networks, Inc. (I)(L)	2,538	52,664
Aviat Networks, Inc. (I)	1,974	6,494
Bel Fuse, Inc., Class B	373	7,292
Black Box Corp.	458	11,148
Brocade Communications Systems, Inc. (I)	10,964	58,438
CalAmp Corp. (I)	938	7,804
Calix, Inc. (I)	1,421	10,927
Ciena Corp. (I)	2,331	36,597
Cisco Systems, Inc.	123,097	2,418,856
Clearone, Inc. (I)	964	3,895
Comtech Telecommunications Corp.	545	13,832
Dialogic, Inc. (I)	241	337
Digi International, Inc. (I)	713	6,752
EchoStar Corp., Class A (I)	2,062	70,562
Emcore Corp. (I)	763	3,281
Emulex Corp. (I)	2,134	15,578
Extreme Networks, Inc. (I)	2,730	9,937
F5 Networks, Inc. (I)	1,819	176,716
Finisar Corp. (I)(L)	2,207	35,974
Globecomm Systems, Inc. (I)(L)	752	8,498
Harmonic, Inc. (I)	2,721	13,795
Harris Corp.	2,560	125,338
Infinera Corp. (I)(L)	2,668	15,501
InterDigital, Inc. (L)	948	38,963
Ixia (I)(L)	1,783	30,275
JDS Uniphase Corp. (I)	5,390	72,981
Juniper Networks, Inc. (I)	12,156	239,109
Loral Space & Communications, Inc.	486	26,565
Meru Networks, Inc. (I)	433	1,147
Motorola Solutions, Inc.	6,604	367,711
NETGEAR, Inc. (I)(L)	889	35,044
Numerex Corp., Class A (I)	471	6,189
Oplink Communications, Inc. (I)	639	9,956
Palo Alto Networks, Inc. (I)	1,529	81,832
Plantronics, Inc.	862	31,782
Polycom, Inc. (I)	4,160	43,514
Powerwave Technologies, Inc. (I)(L)	912	283
Procera Networks, Inc. (I)	608	11,278
QUALCOMM, Inc.	39,141	2,427,525
Riverbed Technology, Inc. (I)(L)	3,659	72,148
ShoreTel, Inc. (I)	1,320	5,597
Sonus Networks, Inc. (I)	7,104	12,077
Sycamore Networks, Inc.	773	1,732
Symmetricom, Inc. (I)	1,285	7,414
Tellabs, Inc.	8,690	19,813
Tessco Technologies, Inc.	309	6,841
Ubiquiti Networks, Inc. (L)	2,142	26,004
ViaSat, Inc. (I)(L)	1,021	39,717
		6,829,636

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals - 3.7%
3D Systems Corp. (I)(L)	1,253	$66,848
Apple, Inc.	21,540	11,481,466
Avid Technology, Inc. (I)	1,037	7,860
Cray, Inc. (I)	1,015	16,189
Dell, Inc.	39,906	404,248
Diebold, Inc.	1,365	41,783
Dot Hill Systems Corp. (I)	2,398	2,248
Electronics for Imaging, Inc. (I)	1,141	21,668
EMC Corp. (I)	48,212	1,219,764
Fusion-io, Inc. (I)(L)	2,174	49,850
Hewlett-Packard Company	45,268	645,069
Hutchinson Technology, Inc. (I)(L)	1,471	2,942
Immersion Corp. (I)	986	6,774
Intermec, Inc. (I)	746	7,356
Intevac, Inc. (I)	1,120	5,118
Lexmark International, Inc., Class A	1,611	37,359
NCR Corp. (I)	3,727	94,964
NetApp, Inc. (I)	8,365	280,646
Novatel Wireless, Inc. (I)	1,074	1,439
OCZ Technology Group, Inc. (I)	1,924	3,675
QLogic Corp. (I)	2,269	22,077
Quantum Corp. (I)	5,832	7,232
Rimage Corp.	348	2,325
SanDisk Corp. (I)	5,567	242,499
Silicon Graphics International Corp. (I)(L)	836	8,552
STEC, Inc. (I)	971	4,787
Super Micro Computer, Inc. (I)(L)	1,005	10,251
Synaptics, Inc. (I)(L)	749	22,448
Western Digital Corp.	5,679	241,301
		14,958,738
Electronic Equipment, Instruments & Components - 0.6%
Aeroflex Holding Corp. (I)	2,123	14,861
Amphenol Corp., Class A	3,694	239,002
Anixter International, Inc. (L)	773	49,457
Arrow Electronics, Inc. (I)	2,459	93,639
Audience, Inc. (I)	394	4,094
Avnet, Inc. (I)	3,210	98,258
AVX Corp.	4,025	43,390
Badger Meter, Inc.	124	5,879
Benchmark Electronics, Inc. (I)	1,407	23,384
Checkpoint Systems, Inc. (I)	1,010	10,847
Cognex Corp.	1,002	36,894
Coherent, Inc.	547	27,689
Corning, Inc.	34,307	432,954
CTS Corp.	1,059	11,257
Daktronics, Inc.	1,274	14,103
Document Security Systems, Inc. (I)	1,772	3,845
Dolby Laboratories, Inc., Class A (L)	2,336	68,515
DTS, Inc. (I)(L)	507	8,467
Echelon Corp. (I)	1,218	2,984
Electro Rent Corp.	657	10,105
Electro Scientific Industries, Inc.	747	7,433
eMagin Corp. (L)	820	2,927
FARO Technologies, Inc. (I)(L)	470	16,770
FEI Company	864	47,917
FLIR Systems, Inc.	3,439	76,724
GSI Group, Inc. (I)	463	4,010
Identive Group, Inc. (I)	1,823	2,735
Ingram Micro, Inc., Class A (I)	3,345	56,597
Insight Enterprises, Inc. (I)	950	16,502
InvenSense, Inc. (I)	1,889	20,987
IPG Photonics Corp. (L)	1,210	80,647
Itron, Inc. (I)(L)	903	40,229

The accompanying notes are an integral part of the financial statements.	103
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Jabil Circuit, Inc.	4,707	$90,798
KEMET Corp. (I)	880	4,426
Littelfuse, Inc.	423	26,103
Maxwell Technologies, Inc. (I)	724	6,002
Measurement Specialties, Inc. (I)	401	13,778
Mercury Computer Systems, Inc. (I)	689	6,339
Mesa Laboratories, Inc.	139	6,965
Methode Electronics, Inc.	1,111	11,143
Molex, Inc.	4,046	110,577
MTS Systems Corp.	413	21,034
Multi-Fineline Electronix, Inc. (I)	505	10,206
National Instruments Corp.	2,850	73,559
Netlist, Inc. (I)	1,027	760
Newport Corp. (I)	1,112	14,956
OSI Systems, Inc. (I)	477	30,547
Park Electrochemical Corp.	597	15,361
PC Connection, Inc.	876	10,074
Plexus Corp. (I)	830	21,414
Power-One, Inc. (I)	3,206	13,177
Pulse Electronics Corp. (I)	1,379	428
Radisys Corp. (I)	794	2,366
RealD, Inc. (I)(L)	1,198	13,430
RF Industries Ltd.	926	3,908
Richardson Electronics, Ltd.	668	7,562
Rofin-Sinar Technologies, Inc. (I)(L)	720	15,610
Rogers Corp. (I)	398	19,765
Sanmina Corp. (I)	2,020	22,361
ScanSource, Inc. (I)	664	21,095
SYNNEX Corp. (I)(L)	897	30,839
Tech Data Corp. (I)	794	36,151
Trimble Navigation, Ltd. (I)	2,906	173,721
TTM Technologies, Inc. (I)	1,990	18,308
Universal Display Corp. (I)	1,115	28,566
Viasystems Group, Inc. (I)	571	6,966
Vishay Intertechnology, Inc. (I)(L)	3,125	33,219
Zygo Corp. (I)	412	6,468
		2,501,084
Internet Software & Services - 2.7%
Akamai Technologies, Inc. (I)	4,091	167,363
Angie’s List, Inc. (I)	1,342	16,091
AOL, Inc.	1,895	56,111
Bankrate, Inc. (I)	2,362	29,407
Bazaarvoice, Inc. (I)	1,789	16,727
Blucora, Inc. (I)	929	14,595
Brightcove, Inc. (I)	656	5,930
BroadVision, Inc. (I)(L)	124	1,106
Carbonite, Inc. (I)	665	6,151
comScore, Inc. (I)(L)	810	11,162
Constant Contact, Inc. (I)	664	9,435
Cornerstone OnDemand, Inc. (I)(L)	1,194	35,259
CoStar Group, Inc. (I)	653	58,359
Dealertrack Holdings, Inc. (I)	935	26,853
Demand Media, Inc. (I)	1,798	16,703
Demandware, Inc. (I)	665	18,168
Dice Holdings, Inc. (I)	839	7,702
Digital River, Inc. (I)	987	14,203
E2open, Inc. (I)	284	4,021
EarthLink, Inc.	2,349	15,175
eBay, Inc. (I)	29,606	1,510,498
Envestnet, Inc. (I)	867	12,095
Equinix, Inc. (I)	1,116	230,119
ExactTarget, Inc. (I)	1,466	29,320

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Facebook, Inc., Class A (I)	49,246	$1,311,421
Google, Inc., Class A (I)	7,517	5,332,334
IAC/InterActiveCorp	2,038	96,397
Internap Network Services Corp. (I)	1,629	11,305
IntraLinks Holdings, Inc. (I)	1,107	6,830
j2 Global, Inc. (L)	1,231	37,644
Keynote Systems, Inc.	481	6,777
Limelight Networks, Inc. (I)(L)	2,442	5,421
LinkedIn Corp., Class A (I)	2,448	281,079
Liquidity Services, Inc. (I)(L)	719	29,378
LivePerson, Inc. (I)	1,346	17,686
LogMeIn, Inc. (I)	526	11,788
MeetMe, Inc. (I)(L)	1,007	3,514
Millennial Media, Inc. (I)	1,784	22,354
Monster Worldwide, Inc. (I)(L)	2,708	15,219
Move, Inc. (I)	1,071	8,129
NIC, Inc.	1,581	25,834
OpenTable, Inc. (I)	483	23,570
Perficient, Inc. (I)	950	11,191
QuinStreet, Inc. (I)	930	6,250
Rackspace Hosting, Inc. (I)	3,120	231,722
RealNetworks, Inc. (I)	977	7,386
Responsys, Inc. (I)	1,184	7,057
Saba Software, Inc. (I)	643	5,620
SciQuest, Inc. (I)	727	11,530
SPS Commerce, Inc. (I)	348	12,970
Stamps.com, Inc. (I)	366	9,223
support.com, Inc. (I)	1,791	7,486
Synacor, Inc. (I)	720	3,938
TechTarget, Inc. (I)	764	4,240
The Active Network, Inc. (I)	1,361	6,683
Travelzoo, Inc. (I)	401	7,615
Trulia, Inc. (I)	453	7,357
United Online, Inc.	2,301	12,863
Unwired Planet, Inc. (I)	2,609	3,131
ValueClick, Inc. (I)	1,626	31,561
VeriSign, Inc. (I)	3,607	140,024
Vocus, Inc. (I)	554	9,629
Web.com Group, Inc. (I)	1,132	16,754
WebMD Health Corp. (I)	1,081	15,502
XO Group, Inc. (I)	935	8,696
Yahoo!, Inc. (I)	27,280	542,872
Yelp, Inc. (I)	1,442	27,182
		10,707,715
IT Services - 3.4%
Acxiom Corp. (I)	1,763	30,782
Alliance Data Systems Corp. (I)(L)	1,137	164,592
Automatic Data Processing, Inc.	11,116	633,723
Booz Allen Hamilton Holding Corp.	3,410	47,467
Broadridge Financial Solutions, Inc.	2,909	66,558
CACI International, Inc., Class A (I)	449	24,708
Cardtronics, Inc. (I)	1,085	25,758
CIBER, Inc. (I)	2,045	6,830
Cognizant Technology
Solutions Corp., Class A (I)	6,856	507,687
Computer Sciences Corp.	3,554	142,338
Computer Task Group, Inc. (I)	577	10,519
Convergys Corp.	2,657	43,601
CoreLogic, Inc. (I)	2,489	67,004
CSG Systems International, Inc. (I)	322	5,854
DST Systems, Inc.	1,033	62,600
EPAM Systems, Inc. (I)(L)	1,017	18,408
Euronet Worldwide, Inc. (I)	1,276	30,114

The accompanying notes are an integral part of the financial statements.	104
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
ExlService Holdings, Inc. (I)	766	$20,299
Fidelity National Information Services, Inc.	6,798	236,638
Fiserv, Inc. (I)	3,080	243,412
FleetCor Technologies, Inc. (I)	1,923	103,169
Forrester Research, Inc.	566	15,169
Gartner, Inc. (I)	2,204	101,428
Genpact, Ltd.	5,235	81,143
Global Cash Access Holdings, Inc. (I)	1,490	11,682
Global Payments, Inc.	1,823	82,582
Heartland Payment Systems, Inc. (L)	960	28,320
Higher One Holdings, Inc. (I)(L)	1,420	14,967
IBM Corp.	26,257	5,029,528
iGATE Corp. (I)(L)	1,475	23,261
Innodata, Inc. (I)	808	3,054
Jack Henry & Associates, Inc.	2,031	79,737
Lender Processing Services, Inc.	1,902	46,827
Lionbridge Technologies, Inc. (I)	1,904	7,654
Mantech International Corp., Class A (L)	903	23,424
Mastercard, Inc., Class A	2,867	1,408,500
Mattersight Corp. (I)	1,020	5,069
MAXIMUS, Inc.	830	52,473
ModusLink Global Solutions, Inc. (I)	860	2,494
MoneyGram International, Inc. (I)	1,413	18,779
NCI, Inc., Class A (I)	381	1,787
NeuStar, Inc., Class A (I)	1,458	61,134
Online Resources Corp. (I)	1,282	2,910
Paychex, Inc. (L)	8,320	259,085
PRGX Global, Inc. (I)	959	6,186
SAIC, Inc.	7,953	90,028
Sapient Corp. (I)	3,338	35,249
ServiceSource International, Inc. (I)	1,729	10,115
Syntel, Inc.	1,000	53,590
TeleTech Holdings, Inc. (I)	1,387	24,689
Teradata Corp. (I)	3,873	239,700
The Hackett Group, Inc.	773	3,308
The Western Union Company	13,863	188,675
TNS, Inc. (I)	697	14,449
Total Systems Services, Inc.	4,411	94,484
Unisys Corp. (I)	1,059	18,321
Vantiv, Inc., Class A (I)	5,013	102,365
VeriFone Systems, Inc. (I)	2,454	72,835
Virtusa Corp. (I)	77	1,265
Visa, Inc., Class A	18,637	2,824,996
WEX, Inc. (I)	916	69,039
		13,702,362
Office Electronics - 0.1%
Xerox Corp. (L)	30,122	205,432
Zebra Technologies Corp., Class A (I)	1,187	46,625
		252,057
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Energy Industries, Inc. (I)	919	12,691
Advanced Micro Devices, Inc. (I)(L)	16,345	39,228
Alpha & Omega Semiconductor, Ltd. (I)	721	6,056
Altera Corp.	7,345	252,962
Ambarella, Inc. (I)	400	4,460
Amkor Technology, Inc. (I)	2,347	9,975
Amtech Systems, Inc. (I)(L)	344	1,108
ANADIGICS, Inc. (I)	28	71
Analog Devices, Inc.	6,838	287,606
Applied Materials, Inc.	28,468	325,674
Applied Micro Circuits Corp. (I)(L)	1,860	15,624
Atmel Corp. (I)	9,935	65,074

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
ATMI, Inc. (I)	885	$18,479
AXT, Inc. (I)	645	1,812
Broadcom Corp., Class A	12,825	425,918
Brooks Automation, Inc. (L)	1,693	13,629
Cabot Microelectronics Corp.	624	22,158
Cavium, Inc. (I)	1,157	36,110
Ceva, Inc. (I)	574	9,041
Cirrus Logic, Inc. (I)(L)	1,542	44,672
Cohu, Inc.	836	9,062
Cree, Inc. (I)	2,628	89,299
CSR PLC, ADR	207	4,486
CVD Equipment Corp. (I)	259	2,486
Cymer, Inc. (I)	733	66,285
Cypress Semiconductor Corp.	3,294	35,707
Diodes, Inc. (I)(L)	1,139	19,762
Entegris, Inc. (I)	3,313	30,413
Entropic Communications, Inc. (I)	2,234	11,818
Exar Corp. (I)	1,365	12,149
Fairchild Semiconductor International, Inc. (I)	3,070	44,208
First Solar, Inc. (I)(L)	2,032	62,748
FormFactor, Inc. (I)	1,372	6,256
Freescale Semiconductor, Ltd. (I)(L)	5,902	64,981
GSI Technology, Inc. (I)	900	5,643
GT Advanced Technologies, Inc. (I)(L)	3,033	9,160
Hittite Microwave Corp. (I)	762	47,320
Inphi Corp. (I)	755	7,233
Integrated Device Technology, Inc. (I)	3,718	27,141
Integrated Silicon Solution, Inc. (I)	890	8,010
Intel Corp.	114,941	2,371,233
Intermolecular, Inc. (I)	1,145	10,191
International Rectifier Corp. (I)	1,650	29,255
Intersil Corp., Class A	3,066	25,417
IXYS Corp.	839	7,668
KLA-Tencor Corp.	3,819	182,395
Kopin Corp. (I)	2,337	7,782
Kulicke & Soffa Industries, Inc. (I)	1,781	21,354
Lam Research Corp. (I)	4,193	151,493
Lattice Semiconductor Corp. (I)	2,974	11,866
Linear Technology Corp.	5,232	179,458
LSI Corp. (I)	12,675	89,739
LTX-Credence Corp. (I)	1,415	9,282
M/A-COM Technology
Solutions Holdings, Inc. (I)	1,159	17,350
Marvell Technology Group, Ltd.	12,628	91,679
Mattson Technology, Inc. (I)	1,856	1,559
Maxim Integrated Products, Inc.	6,649	195,481
MEMC Electronic Materials, Inc. (I)	5,631	18,076
MEMSIC, Inc. (I)	1,258	4,202
Micrel, Inc. (L)	1,723	16,369
Microchip Technology, Inc. (L)	4,397	143,298
Micron Technology, Inc. (I)	23,428	148,768
Microsemi Corp. (I)	2,079	43,742
MIPS Technologies, Inc. (I)	1,405	10,987
MKS Instruments, Inc.	1,286	33,153
Monolithic Power Systems, Inc. (L)	895	19,941
Nanometrics, Inc. (I)(L)	623	8,984
NVE Corp. (I)(L)	141	7,824
NVIDIA Corp.	14,091	173,178
OmniVision Technologies, Inc. (I)(L)	1,411	19,867
ON Semiconductor Corp. (I)	10,601	74,737
PDF Solutions, Inc. (I)	99	1,364
Photronics, Inc. (I)	1,479	8,815
PMC-Sierra, Inc. (I)	5,216	27,175

The accompanying notes are an integral part of the financial statements.	105
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Power Integrations, Inc.	714	$23,998
QuickLogic Corp. (I)	1,411	3,062
Rambus, Inc. (I)	2,670	13,030
RF Micro Devices, Inc. (I)	6,722	30,115
Rudolph Technologies, Inc. (I)	944	12,697
Semtech Corp. (I)	1,537	44,496
Silicon Image, Inc. (I)	2,196	10,892
Silicon Laboratories, Inc. (I)	1,002	41,894
Skyworks Solutions, Inc. (I)	4,403	89,381
Spansion, Inc., Class A (I)	802	11,156
STR Holdings, Inc. (I)(L)	1,220	3,074
SunPower Corp. (I)	2,577	14,483
Supertex, Inc.	355	6,230
Teradyne, Inc. (I)(L)	4,244	71,681
Tessera Technologies, Inc.	1,159	19,031
Texas Instruments, Inc.	26,115	807,998
Transwitch Corp. (I)	1,304	795
TriQuint Semiconductor, Inc. (I)	4,009	19,404
Ultra Clean Holdings (I)	699	3,432
Ultratech, Inc. (I)	647	24,133
Veeco Instruments, Inc. (I)	883	26,066
Volterra Semiconductor Corp. (I)	764	13,118
Xilinx, Inc.	5,983	214,790
		7,825,153
Software - 4.0%
Accelrys, Inc. (I)	1,250	11,313
ACI Worldwide, Inc. (I)	888	38,797
Activision Blizzard, Inc.	25,671	272,626
Actuate Corp. (I)	1,416	7,930
Adobe Systems, Inc. (I)	11,328	426,839
Advent Software, Inc. (I)	1,170	25,015
American Software, Inc., Class A	945	7,333
ANSYS, Inc. (I)	2,125	143,098
Aspen Technology, Inc. (I)	2,077	57,408
Autodesk, Inc. (I)	5,240	185,234
Blackbaud, Inc.	1,039	23,720
BMC Software, Inc. (I)	3,674	145,711
Bottomline Technologies, Inc. (I)(L)	911	24,041
BroadSoft, Inc. (I)	685	24,886
CA, Inc.	10,821	237,846
Cadence Design Systems, Inc. (I)	6,228	84,140
Callidus Software, Inc. (I)(L)	1,532	6,955
Citrix Systems, Inc. (I)	4,311	283,448
CommVault Systems, Inc. (I)	1,019	71,034
Compuware Corp. (I)	4,762	51,763
Comverse Technology, Inc. (I)	3,691	14,173
Comverse, Inc. (I)	298	8,502
Concur Technologies, Inc. (I)(L)	1,264	85,345
Ebix, Inc. (L)	840	13,499
Electronic Arts, Inc. (I)	7,374	107,144
Ellie Mae, Inc. (I)	692	19,203
Eloqua, Inc. (I)	641	15,121
Envivio, Inc. (I)	819	1,392
ePlus, Inc.	259	10,707
FactSet Research Systems, Inc. (L)	1,007	88,676
Fair Isaac Corp.	672	28,244
FalconStor Software, Inc. (I)	1,749	4,075
FleetMatics Group PLC (I)	495	12,454
Fortinet, Inc. (I)	3,635	76,589
Glu Mobile Inc. (I)(L)	2,758	6,316
Guidance Software, Inc. (I)	867	10,291
Guidewire Software, Inc. (I)	1,164	34,594
Imperva, Inc. (I)(L)	541	17,058

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Infoblox, Inc. (I)	1,067	$19,174
Informatica Corp. (I)	2,520	76,406
Interactive Intelligence Group (I)	490	16,435
Intuit, Inc.	6,772	402,934
Jive Software, Inc. (I)	1,431	20,792
Majesco Entertainment Company (I)	1,485	1,559
Manhattan Associates, Inc. (I)	459	27,696
Mentor Graphics Corp. (I)	2,655	45,188
MICROS Systems, Inc. (I)	1,828	77,580
Microsoft Corp.	192,674	5,150,176
MicroStrategy, Inc., Class A (I)	263	24,559
Mitek Systems, Inc. (I)	507	1,627
Monotype Imaging Holdings, Inc.	1,027	16,411
Netscout Systems, Inc. (I)	949	24,665
NetSuite, Inc. (I)	1,670	112,391
Nuance Communications, Inc. (I)	7,103	158,539
Oracle Corp.	112,208	3,738,771
Parametric Technology Corp. (I)	2,660	59,877
Pegasystems, Inc.	900	20,412
Pervasive Software, Inc. (I)	868	7,734
Progress Software Corp. (I)	1,513	31,758
Proofpoint, Inc. (I)	762	9,380
PROS Holdings, Inc. (I)	740	13,535
QLIK Technologies, Inc. (I)	1,979	42,984
Qualys, Inc. (I)	295	4,363
RealPage, Inc. (I)	1,749	37,726
Red Hat, Inc. (I)	4,460	236,202
Rosetta Stone, Inc. (I)(L)	599	7,392
Rovi Corp. (I)	2,561	39,516
Salesforce.com, Inc. (I)	3,203	538,424
ServiceNow, Inc. (I)	2,763	82,973
Smith Micro Software, Inc. (I)	1,763	2,662
SolarWinds, Inc. (I)	1,698	89,060
Solera Holdings, Inc.	1,593	85,178
Sourcefire, Inc. (I)(L)	704	33,243
Splunk, Inc. (I)	2,196	63,728
SS&C Technologies Holdings, Inc. (I)	1,907	44,090
Symantec Corp. (I)	16,193	304,590
Synchronoss Technologies, Inc. (I)(L)	882	18,601
Synopsys, Inc. (I)	3,437	109,434
Take-Two Interactive Software, Inc. (I)(L)	2,282	25,125
Tangoe, Inc. (I)	807	9,579
TeleCommunication
Systems, Inc., Class A (I)(L)	1,207	2,981
TeleNav, Inc. (I)	1,380	11,012
THQ, Inc. (I)	234	68
TIBCO Software, Inc. (I)	3,715	81,767
TiVo, Inc. (I)	2,924	36,024
Tyler Technologies, Inc. (I)	705	34,150
Ultimate Software Group, Inc. (I)	638	60,234
VASCO Data Security International, Inc. (I)	1,062	8,666
Verint Systems, Inc. (I)(L)	960	28,186
VirnetX Holding Corp. (I)(L)	1,232	36,073
VMware, Inc., Class A (I)	9,817	924,172
Wave Systems Corp. Class A (I)(L)	1,941	1,392
Websense, Inc. (I)	808	12,152
Workday, Inc., Class A (I)	3,658	199,361
Zynga, Inc., Class A (I)	17,723	42,004
		15,993,231
		72,769,976

The accompanying notes are an integral part of the financial statements.	106
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Materials - 4.0%
Chemicals - 2.4%
A. Schulman, Inc.	713	$20,627
Air Products & Chemicals, Inc.	4,872	409,345
Airgas, Inc.	1,763	160,944
Albemarle Corp.	2,025	125,793
American Vanguard Corp.	743	23,085
Arabian American
Development Company (I)(L)	686	5,701
Ashland, Inc.	1,798	144,577
Balchem Corp. (L)	725	26,390
Cabot Corp.	1,475	58,690
Calgon Carbon Corp. (I)(L)	1,429	20,263
Celanese Corp., Series A	3,663	163,113
CF Industries Holdings, Inc.	1,437	291,941
Chase Corp.	349	6,491
Chemtura Corp. (I)	2,384	50,684
Cytec Industries, Inc.	1,067	73,442
E.I. du Pont de Nemours & Company	21,376	961,279
Eastman Chemical Company	3,494	237,767
Ecolab, Inc.	6,717	482,952
Ferro Corp. (I)	2,227	9,309
Flotek Industries, Inc. (I)	1,385	16,897
FMC Corp.	3,127	182,992
FutureFuel Corp.	336	3,978
Georgia Gulf Corp. (L)	847	34,964
GSE Holding, Inc. (I)	557	3,453
H.B. Fuller Company	1,198	41,714
Hawkins, Inc. (L)	312	12,056
Huntsman Corp.	5,713	90,837
Innophos Holdings, Inc.	533	24,785
Innospec, Inc.	285	9,830
International Flavors & Fragrances, Inc.	1,871	124,496
Intrepid Potash, Inc. (L)	1,827	38,897
KMG Chemicals, Inc.	436	7,661
Koppers Holdings, Inc.	560	21,364
Kraton Performance Polymers, Inc. (I)	778	18,695
Kronos Worldwide, Inc. (L)	2,710	52,845
Landec Corp. (I)	774	7,345
LSB Industries, Inc. (I)	541	19,162
Minerals Technologies, Inc.	820	32,734
Monsanto Company	12,241	1,158,611
NewMarket Corp. (L)	309	81,020
Olin Corp.	1,916	41,366
OM Group, Inc. (I)	761	16,894
OMNOVA Solutions, Inc. (I)	1,304	9,141
Penford Corp. (I)	473	3,491
Petrologistics LP	3,262	44,167
PolyOne Corp.	2,024	41,330
PPG Industries, Inc.	3,498	473,454
Praxair, Inc.	6,844	749,076
Quaker Chemical Corp.	343	18,474
Rentech Nitrogen Partners LP	799	30,114
Rockwood Holdings, Inc.	1,807	89,374
RPM International, Inc.	2,937	86,230
Senomyx, Inc. (I)	1,262	2,120
Sensient Technologies Corp.	1,240	44,094
Sigma-Aldrich Corp.	2,757	202,860
Spartech Corp. (I)	1,039	9,424
Stepan Company	506	28,103
Terra Nitrogen Company LP	405	86,706
The Dow Chemical Company	27,527	889,673
The Mosaic Company	9,779	553,785
The Scotts Miracle-Gro Company, Class A (L)	1,434	63,168

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Company	2,351	$361,631
Tredegar Corp.	888	18,133
Valhi, Inc. (L)	7,686	96,075
Valspar Corp.	2,052	128,045
W.R. Grace & Company (I)	1,746	117,384
Westlake Chemical Corp. (L)	1,509	119,664
Zep, Inc.	592	8,548
Zoltek Companies, Inc. (I)	804	6,231
		9,595,484
Construction Materials - 0.1%
Eagle Materials, Inc.	1,009	59,027
Headwaters, Inc. (I)	468	4,006
Martin Marietta Materials, Inc. (L)	1,072	101,068
Texas Industries, Inc. (I)(L)	700	35,707
United States Lime & Minerals, Inc. (I)	212	9,989
Vulcan Materials Company	2,975	154,849
		364,646
Containers & Packaging - 0.3%
AEP Industries, Inc. (I)	171	10,128
Aptargroup, Inc.	1,477	70,482
Ball Corp.	3,602	161,190
Bemis Company, Inc.	2,260	75,620
Berry Plastics Group, Inc. (I)	2,475	39,798
Boise, Inc.	2,614	20,781
Crown Holdings, Inc. (I)	3,402	125,228
Graphic Packaging Holding Company (I)	9,089	58,715
Greif, Inc., Class A	1,126	50,107
Myers Industries, Inc.	984	14,908
Owens-Illinois, Inc. (I)	3,776	80,316
Packaging Corp. of America	2,261	86,981
Rock-Tenn Company, Class A	1,614	112,835
Sealed Air Corp.	4,582	80,231
Silgan Holdings, Inc.	1,656	68,873
Sonoco Products Company	2,324	69,093
UFP Technologies, Inc. (I)	312	5,591
		1,130,877
Metals & Mining - 1.0%
A. M. Castle & Company (I)(L)	676	9,985
AK Steel Holding Corp. (L)	2,774	12,760
Alcoa, Inc. (L)	24,576	213,320
Allegheny Technologies, Inc.	2,513	76,295
Allied Nevada Gold Corp. (I)(L)	1,954	58,874
AMCOL International Corp.	808	24,789
Carpenter Technology Corp.	1,236	63,815
Century Aluminum Company (I)	2,202	19,290
Cliffs Natural Resources, Inc. (L)	3,251	125,359
Coeur d’Alene Mines Corp. (I)	2,046	50,332
Commercial Metals Company	2,611	38,799
Compass Minerals International, Inc.	779	58,199
Freeport-McMoRan Copper & Gold, Inc.	21,827	746,483
General Moly, Inc. (I)(L)	2,672	10,715
Globe Specialty Metals, Inc. (L)	1,837	25,259
Golden Minerals Company (I)	848	3,892
Handy & Harman, Ltd. (I)	391	5,892
Haynes International, Inc.	336	17,428
Hecla Mining Company (L)	7,052	41,113
Hi-crush Partners LP (I)	268	4,044
Horsehead Holding Corp. (I)	1,401	14,304
Kaiser Aluminum Corp. (L)	483	29,796
Materion Corp.	519	13,380
McEwen Mining, Inc. (I)(L)	4,252	16,285

The accompanying notes are an integral part of the financial statements.	107
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Metals USA Holdings Corp.	1,000	$17,490
Midway Gold Corp. (I)	3,078	4,278
Molycorp, Inc. (I)(L)	3,166	29,887
Newmont Mining Corp.	11,218	520,964
Noranda Aluminum Holding Corp.	1,665	10,173
Nucor Corp.	7,375	318,453
Olympic Steel, Inc.	370	8,192
Paramount Gold and Silver Corp. (I)	4,437	10,294
Prospect Global Resources, Inc. (I)	2,668	3,869
Reliance Steel & Aluminum Company	1,720	106,812
Royal Gold, Inc.	1,287	104,646
RTI International Metals, Inc. (I)(L)	666	18,355
Schnitzer Steel Industries, Inc., Class A (L)	687	20,837
Solitario Exploration & Royalty Corp. (I)	2,030	3,410
Southern Copper Corp. (L)	19,523	739,141
Steel Dynamics, Inc.	5,061	69,488
Stillwater Mining Company (I)(L)	2,775	35,465
SunCoke Energy, Inc. (I)	1,802	28,093
Titanium Metals Corp. (L)	4,069	67,179
United States Steel Corp. (L)	3,359	80,179
Universal Stainless & Alloy (I)(L)	230	8,457
US Antimony Corp. (I)	2,052	3,612
Vista Gold Corp. (I)	3,085	8,330
Walter Energy, Inc.	1,471	52,779
Worthington Industries, Inc.	1,600	41,584
		3,992,375
Paper & Forest Products - 0.2%
Buckeye Technologies, Inc.	956	27,447
Clearwater Paper Corp. (I)	576	22,556
Deltic Timber Corp.	331	23,375
Domtar Corp.	787	65,730
International Paper Company	10,037	399,874
KapStone Paper and Packaging Corp.	1,194	26,495
Louisiana-Pacific Corp. (I)	3,252	62,829
MeadWestvaco Corp.	3,992	127,225
Neenah Paper, Inc.	450	12,812
P.H. Glatfelter Company	956	16,711
Pope Resources LP	211	11,689
Schweitzer-Mauduit International, Inc.	522	20,374
Verso Paper Corp. (I)	1,827	1,955
Wausau Paper Corp.	1,441	12,479
		831,551
		15,914,933
Telecommunication Services - 2.6%
Diversified Telecommunication Services - 2.3%
8x8, Inc. (I)	1,817	13,428
Alaska Communications Systems Group, Inc.	1,419	2,753
American Tower Corp.	9,075	701,225
AT&T, Inc.	132,555	4,468,429
Atlantic Tele-Network, Inc.	401	14,721
Cbeyond, Inc. (I)	824	7,449
CenturyLink, Inc.	14,419	564,071
Cincinnati Bell, Inc. (I)(L)	3,856	21,131
Cogent Communications Group, Inc.	1,163	26,330
Consolidated Communications Holdings, Inc.	225	3,582
Fairpoint Communications, Inc. (I)	525	4,169
Frontier Communications Corp. (L)	22,724	97,259
General Communication, Inc., Class A (I)	950	9,111
Globalstar, Inc. (I)	6,027	1,838
Hawaiian Telcom Holdco, Inc. (I)	472	9,204
IDT Corp., Class B	840	8,014

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
inContact, Inc. (I)	1,358	$7,034
Level 3 Communications, Inc. (I)(L)	4,971	114,880
Lumos Networks Corp.	555	5,561
Multiband Corp. (I)	1,058	1,746
Neutral Tandem, Inc.	876	2,251
Premiere Global Services, Inc. (I)	1,491	14,582
Towerstream Corp. (I)	2,254	7,326
tw telecom, Inc. (I)(L)	3,587	91,361
Verizon Communications, Inc.	65,434	2,831,329
Vonage Holdings Corp. (I)	4,929	11,682
Windstream Corp. (L)	13,707	113,494
		9,153,960
Wireless Telecommunication Services - 0.3%
Boingo Wireless, Inc. (I)(L)	1,153	8,705
Clearwire Corp., Class A (I)	33,315	96,280
Crown Castle International Corp. (I)	6,758	487,657
Leap Wireless International, Inc. (I)(L)	2,036	13,539
MetroPCS Communications, Inc. (I)	8,442	83,913
NII Holdings, Inc. (I)(L)	4,011	28,598
NTELOS Holdings Corp.	555	7,276
SBA Communications Corp., Class A (I)(L)	2,821	200,347
Shenandoah Telecommunications Company	652	9,982
Sprint Nextel Corp. (I)	69,006	391,264
Telephone & Data Systems, Inc.	2,523	55,859
United States Cellular Corp. (I)(L)	1,846	65,053
USA Mobility, Inc. (L)	574	6,704
		1,455,177
		10,609,137
Utilities - 3.2%
Electric Utilities - 1.7%
ALLETE, Inc.	943	38,644
American Electric Power Company, Inc.	11,145	475,669
Cleco Corp.	1,164	46,572
Duke Energy Corp.	16,176	1,032,029
Edison International	7,501	338,970
El Paso Electric Company	958	30,570
Entergy Corp.	4,107	261,821
Exelon Corp.	19,713	586,265
FirstEnergy Corp.	9,653	403,109
Great Plains Energy, Inc.	3,409	69,237
Hawaiian Electric Industries, Inc. (L)	2,229	56,037
IDACORP, Inc.	1,180	51,153
ITC Holdings Corp. (L)	1,187	91,292
MGE Energy, Inc.	631	32,149
NextEra Energy, Inc.	9,687	670,244
Northeast Utilities	7,207	281,650
NV Energy, Inc.	5,479	99,389
OGE Energy Corp.	2,237	125,965
Otter Tail Corp.	990	24,750
Pepco Holdings, Inc. (L)	5,268	103,305
Pinnacle West Capital Corp.	2,462	125,513
PNM Resources, Inc.	1,941	39,810
Portland General Electric Company	1,756	48,044
PPL Corp.	13,396	383,527
The Empire District Electric Company	1,053	21,460
The Southern Company	20,093	860,181
UIL Holdings Corp.	1,235	44,225
Unitil Corp.	398	10,316
UNS Energy Corp.	935	39,663
Westar Energy, Inc.	2,725	77,990

The accompanying notes are an integral part of the financial statements.	108
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	11,223	$299,766
		6,769,315
Gas Utilities - 0.3%
AGL Resources, Inc.	2,701	107,959
AmeriGas Partners LP	2,169	84,027
Atmos Energy Corp.	2,004	70,380
Chesapeake Utilities Corp.	328	14,891
Delta Natural Gas Company, Inc.	332	6,491
Ferrellgas Partners LP	1,968	33,161
Gas Natural, Inc.	653	6,092
National Fuel Gas Company (L)	1,895	96,058
New Jersey Resources Corp.	982	38,907
Northwest Natural Gas Company (L)	595	26,299
ONEOK, Inc.	4,758	203,405
Piedmont Natural Gas Company, Inc.	1,472	46,088
Questar Corp.	3,939	77,835
South Jersey Industries, Inc.	691	34,778
Southwest Gas Corp.	1,053	44,658
Star Gas Partners LP	2,049	8,380
Suburban Propane Partners LP	1,258	48,886
The Laclede Group, Inc. (L)	597	23,050
UGI Corp.	2,554	83,541
WGL Holdings, Inc.	1,053	41,267
		1,096,153
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	17,200	184,040
Atlantic Power Corp. (L)	2,517	28,769
Calpine Corp. (I)	10,731	194,553
Genie Energy, Ltd., B Shares	983	6,979
NRG Energy, Inc.	7,446	171,176
Ormat Technologies, Inc.	1,034	19,936
Synthesis Energy Systems, Inc. (I)	2,507	2,682
		608,135
Multi-Utilities - 1.0%
Alliant Energy Corp.	2,491	109,380
Ameren Corp.	5,564	170,926
Avista Corp.	1,341	32,332
Black Hills Corp.	1,048	38,084
CenterPoint Energy, Inc.	9,791	188,477
CH Energy Group, Inc.	415	27,066
CMS Energy Corp.	6,023	146,841
Consolidated Edison, Inc. (L)	6,764	375,673
Dominion Resources, Inc.	13,204	683,967
DTE Energy Company	3,938	236,477
Integrys Energy Group, Inc.	1,745	91,124
MDU Resources Group, Inc.	4,295	91,226
NiSource, Inc.	6,468	160,989
NorthWestern Corp.	845	29,347
PG&E Corp.	9,823	394,688
Public Service Enterprise Group, Inc.	11,669	357,071
SCANA Corp. (L)	2,988	136,372
Sempra Energy	5,574	395,420
TECO Energy, Inc. (L)	4,853	81,336
Vectren Corp.	1,933	56,830
Wisconsin Energy Corp.	5,261	193,868
		3,997,494
Water Utilities - 0.1%
American Water Works Company, Inc.	4,074	151,268
Aqua America, Inc. (L)	3,195	81,217
California Water Service Group	1,110	20,369
Connecticut Water Service, Inc.	386	11,495

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Water Utilities (continued)
Middlesex Water Company	573	$11,208
SJW Corp.	519	13,805
York Water Company	592	10,373
		299,735
		12,770,832
TOTAL COMMON STOCKS (Cost $308,724,167)		$ 395,671,746

CORPORATE BONDS - 0.0%
Financials - 0.0%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$ 2,800	$2,487
TOTAL CORPORATE BONDS (Cost $2,152)		$ 2,487

RIGHTS - 0.0%
Celgene Corp. (Expiration Date: 12/31/2030,
Strike Price: $0.01) (I)	1,041	6,673
Fresenius Kabi Pharmaceuticals Holding, Inc.
(Strike Price: $0.02) (I)(N)	4,291	0
Sanofi (Expiration Date: 12/31/2020, Strike
Price: EUR 2.00) (I)	6,678	11,386
TOTAL RIGHTS (Cost $25,528)		$ 18,059

WARRANTS - 0.0%
Dynegy, Inc. (Expiration Date: 10/02/2017;
Strike Price: $40.00) (I)(L)	456	575
Magnum Hunter Resources (Expiration Date:
10/14/2013; Strike Price: $10.50) (I)(L)	273	5
TOTAL WARRANTS (Cost $54,461)		$ 580

SECURITIES LENDING COLLATERAL - 4.8%
John Hancock Collateral
Investment Trust, 0.2755% (W)(Y)	1,948,371	19,498,132
TOTAL SECURITIES LENDING
COLLATERAL (Cost $19,499,513)		$ 19,498,132

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreement - 1.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2012 at 0.010% to be
repurchased at $5,925,003 on 01/02/2013,
collateralized by $5,845,000 U.S. Treasury
Notes, 0.750% - 2.250% due 11/30/2017 -
12/31/2017 (valued at $6,046,567,
including interest)	$ 5,925,000	$5,925,000
TOTAL SHORT-TERM INVESTMENTS (Cost $5,925,000)		$ 5,925,000
Total Investments (Total Stock Market Index Trust)
(Cost $334,230,821) - 104.9%		$ 421,116,004
Other assets and liabilities, net - (4.9%)		(19,761,841)
TOTAL NET ASSETS - 100.0%		$ 401,354,163

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

EUR	- Euro

The accompanying notes are an integral part of the financial statements.	109
John Hancock Variable Insurance Trust PORTFOLIO OF INVESTMENTS — December 31, 2012 (showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ETF	- Exchange Traded Fund
GDR	- Global Depositary Receipts
LIBOR	- London Interbank Offered Rate
REIT	- Real Estate Investment Trust
TBA	- To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	The subadviser is an affiliate of the adviser.
(C)	Security purchased on a when-issued or delayed delivery basis.
(G)	The Portfolio’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2012.
(N)	Strike price and/or expiration date not available.
(O)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	110

601 Congress Street
Boston MA 02210-2805

JHTIA-FP0I-12/12

(b)

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b)

CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Hugh McHaffie

Hugh McHaffie

President

Date: February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

Hugh McHaffie

President

Date: February 20, 2013

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 20, 2013